UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2014

Date of reporting period:	12/31/2014

Item 1 – Reports to Stockholders –

ADVANCED SERIES TRUST

ANNUAL REPORT  • DECEMBER 31, 2014

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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AST AQR Emerging Markets Equity Portfolio

AST BlackRock iShares ETF Portfolio

AST Boston Partners Large-Cap Value Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Herndon Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Large-Cap Value Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Value Portfolio

AST Neuberger Berman Mid-Cap Growth Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST QMA Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Equity Income Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST Wellington Management Hedged Equity Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2014

■	LETTER TO CONTRACT OWNERS

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST AQR Emerging Markets Equity Portfolio	A1
	AST BlackRock iShares ETF Portfolio	A18
	AST Boston Partners Large-Cap Value Portfolio	A21
	AST Cohen & Steers Realty Portfolio	A26
	AST Goldman Sachs Large-Cap Value Portfolio	A29
	AST Goldman Sachs Mid-Cap Growth Portfolio	A34
	AST Goldman Sachs Small-Cap Value Portfolio	A39
	AST Herndon Large-Cap Value Portfolio	A45
	AST International Growth Portfolio	A49
	AST International Value Portfolio	A56
	AST J.P. Morgan International Equity Portfolio	A64
	AST Jennison Large-Cap Growth Portfolio	A68
	AST Large-Cap Value Portfolio	A72
	AST Loomis Sayles Large-Cap Growth Portfolio	A77
	AST MFS Global Equity Portfolio	A80
	AST MFS Growth Portfolio	A84
	AST MFS Large-Cap Value Portfolio	A89
	AST Mid-Cap Value Portfolio	A94
	AST Neuberger Berman Mid-Cap Growth Portfolio	A99
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A104
	AST Parametric Emerging Markets Equity Portfolio	A110
	AST QMA Emerging Markets Equity Portfolio	A128
	AST QMA Large-Cap Portfolio	A136
	AST Small-Cap Growth Portfolio	A143
	AST Small-Cap Growth Opportunities Portfolio	A150
	AST Small-Cap Value Portfolio	A157
	AST T. Rowe Price Equity Income Portfolio	A168
	AST T. Rowe Price Large-Cap Growth Portfolio	A173
	AST T. Rowe Price Natural Resources Portfolio	A178
	AST Templeton Global Bond Portfolio	A183
	AST Wellington Management Hedged Equity Portfolio	A192
	Glossary	A203

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2014

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 30, 2015

AST AQR Emerging Markets Equity Portfolio	December 31, 2014

Report of the Investment Manager - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-3.13%	-0.43%
MSCI Emerging Markets Index (GD)	-1.82	-2.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013 Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST AQR Emerging Markets Equity Portfolio returned -3.13%.

The net assets of the Portfolio at December 31, 2014 were $263.8 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by AQR Capital Management LLC.

Emerging equity markets suffered in 2014 from lower commodity prices and a strong U.S. dollar. Falling commodity prices and weak demand from Europe and China hurt many exporting countries, and the strong U.S. dollar led to declines in many emerging market currencies. Russia was among the worst performers due to a combination of geopolitical issues with Ukraine and falling oil prices. China outperformed as easier monetary policy from the People’s Bank of China (PBOC) led to a fourth quarter rally in Chinese equities.

The Portfolio underperformed its benchmark, the MSCI Emerging Markets Index, which was down -1.82%.

The Portfolio employs a disciplined approach emphasizing both top-down country and currency selection and bottom-up stock and industry selection. Investment views are generated using a multi-factor approach based on the combination of valuation, fundamental and price momentum, earnings quality, investor sentiment, stability, and management signaling measures. The overall strategy’s active risk is allocated 50% to stock and industry selection (the majority of this component is allocated to stock selection within industry), 25% to country selection, and 25% to currency selection.

All three strategies detracted from performance — of the three strategies, the stock selection model detracted -0.15%, country selection detracted -0.34%, and currency selection detracted -0.52%. The stock selection model, which includes value and momentum within industries and investor sentiment, detracted least, while indirect momentum and management signaling detracted from performance as well. Within the country selection model, the largest contributor to performance was Korea and the largest detractor was India. The currency selection model was the largest drag on Portfolio performance due to AQR’s slight overweight positions in the Hungarian Forint and Polish Zloty relative to the benchmark.

Prudential Investments LLC is the manager of the Portfolio and a Prudential Financial company.

The MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST BlackRock iShares ETF Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	3.58%	5.86%
Blended Index	6.14	7.02
S&P 500 Index	13.66	18.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013 Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST BlackRock iShares ETF Portfolio returned 3.58%.

The net assets of the Portfolio at December 31, 2014 were $232.9 million.

The investment objective of the Portfolio is to maximize total return with a moderate level of risk. The Portfolio is subadvised by BlackRock Financial Management, Inc.

The Portfolio underperformed its benchmark, the Blended Index, which returned 6.14%. The Portfolio’s underperformance was primarily due to lower exposure than the benchmark to changes in interest rates and greater exposure to stocks in the euro zone and Japan. The Portfolio was overweight in stocks over bonds through most of the year.

The Portfolio’s stock performance was hurt by its exposure to the Japanese yen because the yen fell to multi-year lows, more than offsetting equity price gains. Currency exposure aside, the Portfolio largely benefited from its overweight in developed markets, particularly the United States and Japan. The U.S. market had a strong year, supported by accelerating economic growth, falling unemployment, and reviving manufacturing. Japan benefited from continued economic stimulus. On the other hand, euro zone stocks suffered from lackluster growth and deflationary forces, such as high unemployment, zero wage growth, and falling oil prices.

With the belief that cyclical sectors are well-positioned to benefit from the U.S. economic recovery, the Portfolio maintained overweights in the financial, health care, and technology sectors, all three of which outperformed the broader S&P 500. In the first half of the year, the Portfolio initiated a position in the iShares U.S. Oil & Gas Exploration ETF based on relatively cheap valuations. This position detracted as oil prices ended the year sharply down due to a supply glut and slowing global demand.

The Portfolio’s bond holdings were hurt by underexposure to changing U.S. interest rates as yields unexpectedly fell over the period. The Portfolio also wasn’t positioned to benefit from falling credit spreads for high yield bonds.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of S&P 500 (25%), an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Russell 2000 Index (5%), an unmanaged capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market, Barclays U.S. Aggregate Bond Index (52%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Markit iBoxx U.S. Dollar Liquid High Yield Total Return Index (3%), is an index designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Boston Partners Large-Cap Value Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	10.27%	11.93%	12.43%
Russell 1000® Value Index	13.45	15.42	15.54
Russell 1000® Index	13.24	15.64	16.14

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Boston Partners Large-Cap Value Portfolio returned 10.27%.

The net assets of the Portfolio at December 31, 2014 were $696.1 million.

The Portfolio’s investment objective is capital appreciation. The Portfolio is subadvised by Boston Partners.

Note:	Prior to November 24, 2014, the Portfolio was known as the AST Jennison Large-Cap Value Portfolio, and was subadvised by Jennison Associates LLC (Jennison). The Portfolio’s performance for the period was largely a result of Jennison’s management.

The Portfolio underperformed its benchmark, the Russell 1000 Value Index, which returned 13.45%.

Stock selection in consumer discretionary was the largest detractor from relative results, driven by JC Penney, which was sold during the year. Both consumer staples and utilities fell short of expectations due primarily to stock selection, though an underweight to the sectors also hurt. Avon Products and NRG Energy drove respective results in those sectors. Revenue and sales were disappointing for Avon Products. NRG Energy shares have been weighed down by declining gas prices and concerns over the cash flow impact of two new initiatives — carbon capture and electric vehicle charging.

Conversely stock selection in other sectors contributed positively to relative performance. In the health care sector, Actavis and HCA Holdings drove returns. Actavis reported good revenue and earnings and raised its sales and profit guidance. After major acquisitions, it has grown in size and scope, and is now, in the opinion of Boston Partners, a formidable brand/generic hybrid pharmaceutical company with a global scope. HCA Holdings, an operator of hospitals and freestanding surgery centers, benefited from better-than-anticipated utilization as a result of the Affordable Care Act. Boston Partners likes its industry-leading scale, which drives cost synergies, significant cash flow, and large market share in fast-growing Texas and Florida.

Relative gain in industrials was driven by advances in United Continental Holdings. Airlines generally outperformed the industrials sector and the overall market. Earnings, revenue, and guidance were solid, as cost cuts and higher pricing took hold. United further announced a share buyback and appears on track to achieve several key revenue initiatives, including improvements to capacity management on Asian flights.

Information technology holdings Flextronics and Applied Materials were also standouts. Flextronics, a global electronics manufacturer, enjoyed growth in its industrial and high reliability solutions businesses. Applied Materials benefited from solid earnings and margins. In Boston Partner’s view, the new management team is executing well on improving margins, increasing growth in the Applied Global Services growth, and gaining market share in the Solar & Display businesses.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged index comprised of securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

3

AST Cohen & Steers Realty Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	30.91%	16.39%	8.69%
Wilshire US REIT Total Return Index	31.78	17.26	8.26
FTSE NAREIT Equity REIT Index	30.14	16.88	8.31

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Cohen & Steers Realty Portfolio returned 30.91%.

The net assets of the Portfolio at December 31, 2014 were $857.4 million.

The investment objective of the Portfolio is to maximize total return through investment in real estate investment trusts (REITs). The Portfolio is subadvised by Cohen & Steers Capital Management, Inc.

U.S. REITs rallied from a disappointing year in 2013 to post their best annual returns since 2006. Improving economic growth led to strengthening fundamentals across all property types, while an unexpected decline in Treasury yields led to better investor sentiment toward higher-yielding equities.

Apartment REITs did particularly well, defying expectations of a slowdown in cash-flow growth amid strong job gains and relatively modest new supply. The regional mall sector was also resilient, benefiting in part from merger and acquisition activity. Mall owner Glimcher Realty had a large gain on a buyout offer from Washington Prime, which itself was formed in May as a spin off from Simon Property Group.

Healthcare property REITs were top performers. While their growth rates were not as robust compared with many other sectors, investors found favor in healthcare’s visible income streams in an environment of low interest rates. Hotels had a healthy gain. Earnings were resilient, although there was some lowered guidance related to softening demand outside of the U.S. Self-storage owners, as with REITs broadly, continued to benefit from strong demand, muted new supply and moderate leverage. Industrial real estate companies underperformed the index but still registered a 20% gain. The sector was one property type that was restrained, relatively speaking, by concerns of higher supply.

For the year, the Portfolio modestly underperformed its benchmark, the Wilshire US REIT Total Return Index, which returned 31.78%. Factors that detracted from relative performance included stock selection in the hotel and diversified sectors. Within diversified, the Portfolio held an out-of-index position in Forest City Enterprises, which had a relatively modest gain in the period.

Stock selection in the regional mall sector helped relative performance. The Portfolio was overweight in Glimcher Realty, which rallied on news that the company had received an acquisition offer. The Portfolio no longer holds a position in Glimcher Realty. Favorable stock selection in the healthcare property and self-storage sectors also aided returns.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REIT Index is an unmanaged index which measures the performance of all real estate investment trusts listed on the New York Stock Exchange, the NASDAQ National Market, and the American Stock Exchange. Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Goldman Sachs Large-Cap Value Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	13.13%	14.03%	5.82%
Russell 1000® Value Index	13.45	15.42	7.30
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Goldman Sachs Large-Cap Value Portfolio returned 13.13%.

The net assets of the Portfolio at December 31, 2014 were $1,732.7 million.

The investment objective of the Portfolio is to achieve long-term growth of capital. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

Diverging global economies, strong merger and acquisition (M&A) activity, weakening oil prices, and declining U.S. interest rates were the major themes affecting U.S. equities. The U.S. economic recovery accelerated over the reporting period, particularly compared with other developed markets, fueling corporate earnings growth and equity returns. The decline in the unemployment rate to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery.

In the second half of the year, U.S. equity market volatility picked up from exceptionally low levels, although the S&P 500 had no more than three consecutive down days, something not seen since 1928. M&A activity rose to its highest annual level since 2007, largely due to transactions within the information technology and health care sectors, both of which handily outperformed the broader market. Following the unexpected decline in U.S. interest rates, Real Estate Investment Trusts (REITs) and the utilities sector also outperformed the broader market. The energy sector underperformed, as concerns over rising U.S. supply and weakening global demand triggered a collapse in crude oil prices.

The Portfolio slightly underperformed its benchmark, the Russell 1000 Value (the “Index”), which returned 13.45%. Relative to the Index, healthcare was the top performing sector in the Portfolio, whereas financials was the worst performer.

Kroger Co. was the top performing stock in the Portfolio. Strong quarterly earnings, driven by solid execution, helped the company maintain its positive momentum throughout the year. Kroger has consistently been able to gain market share, driven by a focus on low prices, high convenience, and healthy choices. Margins appear to have stabilized and can begin to expand, following many years of investment to improve its competitive position. Goldman Sachs believes the company’s acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share over the next two to three years. In addition, further industry consolidation could be beneficial due to Kroger’s strong market share and stable cash flows.

Southwestern Energy Co., an oil and natural gas exploration and production company, was the top overall detractor from relative performance. In fourth quarter, Southwestern Energy closed its previously announced acquisition of Marcellus and Utica shale assets from Chesapeake Energy and announced a $1 billion share buyback program. Goldman Sachs continues to believe that the company has an underappreciated resource base, specifically in the Marcellus and Fayetteville Shale, and its newly acquired assets further enhance the company’s position and growth opportunities. Additionally, Goldman Sachs is positive on the company, encouraged by the management team’s commitment to disciplined growth, cost reductions, and shareholder returns.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Goldman Sachs Mid-Cap Growth Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Years
Portfolio	11.53%	15.44%	9.74%
Russell Midcap® Growth Index	11.90	16.94	9.43
S&P MidCap 400 Index	9.77	16.54	9.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Goldman Sachs Mid-Cap Growth Portfolio returned 11.53%.

The net assets of the Portfolio at December 31, 2014 were $712.6 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

Diverging global economies, strong merger and acquisition (M&A) activity, weakening oil prices, and declining U.S. interest rates were the major themes affecting U.S. equities. The U.S. economic recovery accelerated over the year, particularly compared with other developed markets, fueling corporate earnings growth and equity returns. The decline in the unemployment rate to 5.8% and lower energy prices were encouraging for a broader consumer recovery.

In the second half of the year, U.S. equity market volatility picked up from exceptionally low levels, and one broad-based index had no more than three consecutive down days, something not seen since 1928. Merger and Acquisition (M&A) activity rose to its highest annual level since 2007, largely due to transactions within the information technology and health care sectors, both of which outperformed the broader market. Real Estate Investment Trusts (REITs) and the utilities sector also outperformed the broader market, as interest rates declined. The energy sector underperformed, as concerns over rising U.S. supply and weakening global demand triggered a collapse in oil prices.

The Portfolio slightly underperformed its benchmark, the Russell Midcap Growth Index, which returned 11.90%. Positioning in the industrials and energy sectors detracted from performance. Conversely, strong stock selection in the information technology and telecommunication services sectors contributed positively to relative returns.

Keurig Green Mountain, Inc., a leader in specialty coffee and coffeemakers, was a top contributor to relative returns. Its shares rose following the announcement that Coca-Cola purchased a 10% stake in the company, and entered into a 10-year agreement to develop Coke brand products for the Keurig Cold beverage system. Shareholders approved the company’s official name change to Keurig Green Mountain, Inc., recognizing the value that Keurig has brought to the overall franchise and creating a powerful corporate identity.

Tim Hortons also contributed to relative returns. The share price surged on the announcement that Burger King intended to acquire Tim Hortons at a 30% premium. In the view of Goldman Sachs, the merger, while surprising, validates the Portfolio’s view that Tim Horton is an attractive growth story and undervalued company.

Weatherford International PLC, a multinational oilfield services company, detracted from relative performance after shares declined sharply because of the decline in oil prices. However, Goldman Sachs believes that the company’s solid core business is well positioned to drive improved profitability. The shares are attractively valued, and the stock multiple should revise accordingly, as Weatherford begins to execute on its turnaround initiatives.

Offshore drilling and production equipment manufacturer Dril-Quip, Inc. also detracted from relative performance due to lower oil prices. However, Dril-Quip’s recent quarterly earnings were well above consensus estimates, indicating that the market may be undervaluing the company’s strong fundamentals.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.20%	17.19%	9.16%
Russell 2000® Value Index	4.22	14.26	6.89
Russell 2000® Index	4.89	15.55	7.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Goldman Sachs Small-Cap Value Portfolio returned 7.20%.

The net assets of the Portfolio at December 31, 2014 were $924.0 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

Diverging global economies, strong merger and acquisition (M&A) activity, weakening oil prices, and declining U.S. interest rates were the major themes affecting U.S. equities. The U.S. economic recovery accelerated over the reporting period, particularly compared with other developed markets, fueling corporate earnings growth and equity returns. The decline in the unemployment rate to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery.

In the second half of the year, U.S. equity market volatility picked up from exceptionally low levels, although the S&P 500 had no more than three consecutive down days, something not seen since 1928. M&A activity rose to its highest annual level since 2007, largely due to transactions within the information technology and health care sectors, both of which handily outperformed the broader market. Following the unexpected decline in U.S. interest rates, Real Estate Investment Trusts (REITs) and the utilities sector also outperformed the broader market. The energy sector underperformed, as concerns over rising U.S. supply and weakening global demand triggered a collapse in crude oil prices.

The Portfolio outperformed its benchmark, the Russell 2000 Value (the “Index”), which returned 4.22%. Holdings in the information technology sector contributed the most to Portfolio returns, whereas holdings in the utilities sector detracted, relative to the Index.

Exact Sciences Corp., a developer of diagnostic screening products targeting the early detection and prevention of colorectal cancer, was a top contributor to Portfolio returns. Shares traded higher as investors gained confidence that the company’s colorectal cancer screening test, Cologuard, would receive Food and Drug Administration (FDA) approval. Shares spiked following FDA approval after Medicare officials recommended a much higher-than-anticipated reimbursement for the test. As the investment theme had largely played out, Goldman Sachs took significant gains and exited the stock in favor of investment opportunities with more attractive risk-adjusted return potential.

Parsley Energy, Inc., an exploration and production company with operations focused in West Texas, was a top detractor from Portfolio returns. Following the company’s initial public offering at the end of May, the company posted impressive quarterly earnings and strong production growth, but the decline in oil prices adversely affected the stock price. However, a healthy financial position affords the company with the potential to experience above-average reserve and production growth going forward. Goldman Sachs views the stock as undervalued relative to its peers, and remains positive on the company.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Herndon Large-Cap Value Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.56%	11.65%	5.65%
Russell 1000® Value Index	13.45	15.42	7.30
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Herndon Large-Cap Value Portfolio returned 1.56%.

The net assets of the Portfolio at December 31, 2014 were $827.4 million.

The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies. The Portfolio is subadvised by Herndon Capital Management, LLC.

The Portfolio underperformed its benchmark, the Russell 1000 Value Index (the “Index”), which returned 13.45%.

The sectors that detracted most from relative performance were energy, financials, and utilities. The Portfolio’s performance in the financials and utilities sectors, both of which performed well during the period, was affected by underweight positions and untimely stock selection. The energy sector underperformed after energy companies, in general, were battered in the fourth quarter after a sharp decline in oil prices. Concerns arose over near term opportunities of many holdings in the sector; however, fundamental analysis led the Portfolio to maintain and, in some cases, increase exposures where, in Herndon’s opinion, the market had been too punitive. Herndon believes that the energy sector’s pullback creates an opportunity to seek out future profitable opportunities.

The two sectors that contributed to the Portfolio’s performance were materials and industrials. Materials were led by strong returns in companies such as Newmarket, CF Industries, and Southern Copper. Industrials had solid returns in Lockheed Martin and Rockwell Collins, which defied negative sentiments regarding defense industry spending to reveal positive fundamentals amidst a concerted effort to limit their exposure to purely domestic government markets.

Corporate earnings remained strong and large-cap U.S. equities performed well. Large-cap value stocks posted positive returns in nine of 12 months and three of four quarters during the reporting period. Market headlines that affected investor sentiment included slow economic growth in Europe and emerging markets, the geopolitical conflict in the Middle East and Ukraine, and a sharp decline in oil and other commodity prices. Central banks around the world continued to ease monetary policy in an attempt to jumpstart economic growth. The U.S. Federal Reserve (the Fed) exited its quantitative easing program in October as economic data, particularly in the jobs market and the unemployment rate, continued to improve. Expectations that the Fed would begin to raise its Federal funds rate in 2015 while other countries, including the euro zone and Japan, are lowering their rates, helped push the U.S. Dollar Index to a four-year high.

The Portfolio no longer held a position in Southern Copper at the end of the reporting period.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST International Growth Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-5.52%	6.18%	4.32%
MSCI EAFE Index® (GD)	-4.48	5.81	4.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST International Growth Portfolio returned -5.52%.

The net assets of the Portfolio at December 31, 2014 were $2,721.7 million.

The investment objective of the Portfolio is long-term growth of capital. The Portfolio’s assets are independently subadvised by William Blair & Company, Jennison Associates, LLC, and Neuberger Berman Management LLC.

The Portfolio underperformed its benchmark, the MSCI EAFE Index (GD) (the “Index”), which returned -4.48%. Losses were common among developed market countries due to the decline in foreign currencies versus the U.S. Dollar. The dollar continued to advance due to a stronger U.S. economy and the ending of U.S. quantitative easing. Investors anticipated interest rates hikes in 2015, while weaker areas of the world were forecasted to either continue or expand monetary policy. In terms of economic sectors, health care, utilities, and technology mitigated negative returns, while materials and energy trailed as the price of oil dropped precipitously at the end of the year.

Assets held in the consumer discretionary sector had the largest negative impact, as Europe’s economy continued to struggle and growth continued to slow in China and the rest of Asia. When the economies in these continents turn around, consumers are expected to spend more, but at the end of the year, that was not the case. Since consumer discretionary stocks have high growth potential in an economic turnaround, it is not surprising that the subadvisers invested in this sector.

Mitigating negative returns were allocations to emerging markets countries, which are not in the Index. Specifically, allocations to China, South Africa, Indonesia, Philippines, and India all significantly enhanced returns, as emerging markets rebounded following a poor 2013. All three subadvisers routinely invest in emerging markets stocks, as they have found significant growth opportunities there.

In addition, allocations to various economic sectors also contributed to the Portfolio’s relative performance. International technology and health care stocks benefited, while the drop in oil prices led to declines in materials and energy prices. All three subadvisers are looking for companies with higher growth rates and strong balance sheets, so they were overweight compared with the Index in the technology sector and underweight in energy companies, which tend to have lower growth rates and more leveraged balance sheets.

From a country perspective, both William Blair and Jennison showed strong stock selection in Japan and China, which also augmented returns.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

9

AST International Value Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-6.70%	4.79%	4.66%
MSCI EAFE Index® (GD)	-4.48	5.81	4.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST International Value Portfolio returned -6.70%.

The net assets of the Portfolio at December 31, 2014 were $2,436.4 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio’s assets are subadvised by LSV Asset Management and Lazard Asset Management LLC, who replaced Thornburg Investment Management, Inc., LLC, effective November 24, 2014.

The Portfolio underperformed its benchmark, the MSCI EAFE Index (GD) (the “Index”), which returned -4.48%. International investors in the value style had a more difficult time outperforming the Index than did international growth managers. The period was shaped by the steep fall in oil prices and the strengthening U.S. dollar, which had a negative impact on emerging economies, as well as by the increasing divergence in monetary policies among various countries’ central banks. In addition to setbacks in the energy sector (which fell 18%), the Index’s slide was dominated by its financials sector, which makes up a quarter of the Index by capitalization and fell more than five percentage points. Most value managers were overweight in these sectors.

The Portfolio’s underperformance of the Index was largely due to mixed stock selection results. Its strength in the industrials sector was shown particularly by outperforming the Index in road & rail and airlines stocks. Gains in health care were largely driven by holdings in the pharmaceuticals industry. Conversely, relative performance was hindered by stock selection in the consumer discretionary, consumer staples, materials, and utilities sectors. From a regional perspective, holdings in Western Europe, notably France, Germany, and the United Kingdom, also detracted from relative performance.

A small, yet consistent, allocation to cash, held to assist with day-to-day cash flow management, had a slight negative impact on performance during the period.

From time-to-time, Thornburg used currency forwards (a form of a derivative security) as a tool to hedge some of the currency risk from investing in non-U.S. stocks. This intermittent hedging strategy did not have a significant impact on the performance of the overall Portfolio. Overall for 2014, foreign exchange hedging had a positive effect on the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST J.P. Morgan International Equity Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-6.36%	5.10%	4.30%
MSCI EAFE Index® (GD)	-4.48	5.81	4.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST J.P. Morgan International Equity Portfolio returned -6.36%.

The net assets of the Portfolio at December 31, 2014 were $427.7 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

The Portfolio underperformed its benchmark, the MSCI EAFE Index (GD) (the “Index”), which returned -4.48%. Stock markets were volatile because of uncertainty about the prospects for global growth, anxiety over the end of the U.S. Federal Reserve’s bond-buying program, and even fears of Ebola and the remote possibility of another European debt crisis. These negative factors were only partially offset by strong economic figures from the United States and a series of announcements indicating that policy makers would continue to do whatever it took to keep the recovery going. As the year closed, U.S. investors in the improving international stock markets still faced currency issues, as the strength of the U.S. economy and the prospect of higher interest rates caused the dollar to strengthen against most major currencies.

Energy was the worst-performing sector as new supplies, the Saudis’ refusal to curb production, and weaker-than-expected demand in Asia and Europe caused oil prices to plummet to their lowest level in half a decade. The materials sector also was negative for the year, even in local currencies. Only the health care and (marginally) the utilities sectors had positive returns in U.S. dollars. Emerging markets in aggregate fared only slightly worse than their developed counterparts, though there was significant dispersion from market to market.

Stock selection in the consumer discretionary and energy sectors detracted from performance relative to the Index, while selection in the industrials and health care sectors contributed. Regionally, stock selection in Continental Europe and exposure to the emerging markets added to relative performance, while stock selection in the Pacific Rim and United Kingdom had a negative impact on relative returns.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Jennison Large-Cap Growth Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	9.50%	14.04%	15.11%
Russell 1000® Growth Index	13.05	15.81	16.69
Russell 1000® Index	13.24	15.64	16.14

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Jennison Large-Cap Growth Portfolio returned 9.50%.

The net assets of the Portfolio at December 31, 2014 were $711.3 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Jennison Associates LLC (Jennison).

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, which returned 13.05%.

Faced with a challenging consumer environment, the Portfolio’s consumer holdings in the aggregate underperformed the benchmark’s consumer names. Amazon.com’s earnings were constrained by increased business investment that is designed to drive unit growth in its core retail business and through digital commerce via the mobile market. Whole Foods Market was hurt by intensifying competition in the organic and natural foods market. The Portfolio sold the position. Weakness in Industria de Diseño Textil, best known for its brand, Zara, reflected currency translation issues due to the euro’s strength relative to many other currencies although the company’s underlying growth remains strong.

More than offsetting these declines were strong gains in other consumer holdings, including global athletic apparel companies Under Armour and Nike, hotel operator Marriott International, media conglomerate Disney, and electric car innovator Tesla Motor.

Health care positions were the most significant contributors to Portfolio return. Meaningful scientific advances over the past decade coupled with increased research and development and clinical trial activity have led to numerous drug introductions and material improvement in the treatment of serious diseases. Biotech companies held in the Portfolio benefited from their innovative drugs for blood disorders and autoimmune diseases (Alexion Pharmaceuticals’ Soliris), cancer (Celgene’s Revlimid and Abraxane), cystic fibrosis (Vertex Pharmaceuticals’ Kalydeco), multiple sclerosis (Biogen Idec’s Tecfidera), and hepatitis C (Gilead Sciences’ Sovaldi and Harvoni).

The Portfolio’s strength in the health care sector extended beyond biotechnology. In pharmaceuticals, Allergan advanced on a takeover bid and the strength of its business, which has been enhanced by efforts to manage spending more efficiently and redeploy cash in ways that benefit shareholders. (Allergan was acquired by Actavis in November.) Illumina’s gain reflected increasing demand for its next-generation gene-sequencing technology.

Information technology positions were likewise strong contributors to return although Portfolio positions lagged the benchmark sector largely on weakness in select cloud-based companies. Apple’s strong revenue and earnings reflected expanding global acceptance of its platform. Jennison expects that product updates, especially iPhone 6, will sustain attractive revenue growth in the medium term.

Internet-based social platform Facebook reported strong revenue and earnings, as well as healthy measures of growth in users and user engagement. The company has successfully implemented its mobile interface, and revenue generation of both mobile and desktop applications has improved.

Information technology holdings Twitter and FireEye detracted from the Portfolio’s relative returns. Twitter’s revenue and earnings exceeded expectations, but user growth decelerated, in part because of slower-than-expected improvements in new user onboarding and access. Jennison believes that the company’s income-generation opportunities are substantial.

Next-generation security software vendor FireEye declined with a broad sell-off of high-multiple software growth stocks despite its strong billings, and new customer and revenue growth.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

12

AST Large-Cap Value Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	13.75%	15.05%	5.60%
Russell 1000® Value Index	13.45	15.42	7.30
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Large Cap Value Portfolio returned 13.75%.

The net assets of the Portfolio at December 31, 2014 were $1,402.8 million.

The investment objective of the Portfolio is to seek current and long-term growth of income, as well as capital appreciation. The Portfolio is subadvised by Hotchkis & Wiley Capital Management, LLC.

The Portfolio outperformed its benchmark, the Russell 1000 Value Index (the “Index”), which returned 13.45%.

The Portfolio invests in the stocks of large companies that are included in the Russell 1000 Value Index. The subadviser focuses on stocks that have a high cash dividend or payout yield.

The Index returned 13.45% in a year in which large cap stocks in the U.S. market substantially outperformed shares of smaller firms, in part because small caps began the year with higher prices (valuations). Among large cap stocks, value shares slightly outperformed small caps, particularly in the midcap range, which is included in the Index. The largest sector in the Index, by far, is financials, which trailed the market by a large margin. The impact was mitigated by very strong returns in the information technology, utilities, and health care sectors, all significant components of the Index. The only negative sector was energy, hit hard by the steep plunge in the prices of carbon fuels in the second half of the year.

The Portfolio’s slight outperformance of the Index was due to its sector allocations, while stock selection within sectors detracted somewhat. It had a large underexposure compared with the Index in the declining energy sector, and overweights in the strong technology and utility sectors. Having no exposure to REITs (Real Estate Investment Trusts) was a headwind, however, as investors’ search for income in the very low interest-rate environment led them to the higher yields offered by REITs, which have to return 90% of their taxable income to investors each year. Positions in the pharmaceuticals, telecommunication services, and consumer staples areas also detracted from relative results.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	10.59%	15.01%	6.84%
Russell 1000® Growth Index	13.05	15.81	8.49
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Loomis Sayles Large-Cap Growth Portfolio returned 10.59%.

The net assets of the Portfolio at December 31, 2014 were $2,957.4 million.

The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective. The Portfolio is subadvised by Loomis, Sayles & Company, L.P.

The Portfolio posted positive returns, but underperformed its benchmark, the Russell 1000 Growth Index, which returned 13.05%. Stock selection in the health care, consumer discretionary, and financials sectors was the primary detractor from relative performance. Conversely, stock selection in the information technology sector, as well as an allocations in the energy, consumer discretionary, and information technology sectors, contributed to relative performance.

Facebook, Monster Beverage, and Cisco were among the largest contributors to Portfolio returns. All three companies continue to sell at meaningful discounts to their intrinsic value. Facebook reported solid results with advertising revenues growing 12 times that of the overall industry and four times its online competitors. Importantly, mobile advertising now represents more than 66% of advertising revenue. The market reacted negatively to Facebook’s decision to make significant 2015 investments in its growth that could result in a 60% increase in operating expenses. In the view of Loomis Sayles, there is attractive upside potential in this large, growing and underpenetrated market, and Facebook should be well-positioned for strong, sustained growth.

Monster Beverage reported strong results throughout the year, as gross and operating margins improved, outpacing the overall category despite weakness in the global beverage industry. Loomis Sayles believes Monster is well positioned to benefit from the long-term growth of energy drinks around the world and that the company’s recently announced long-term strategic partnership with Coca-Cola will meaningfully accelerate growth.

Cisco Systems reported a return to growth in its largest and very profitable switches business and benefited from improving results even as it navigates a major new product transition and short-term weakness in emerging markets. In the view of Loomis Sayles, the market is underestimating Cisco’s ability to meet the demands for new product cycles.

Amazon.com, ARM Holdings, and Greenhill were among the largest detractors during the year. All three companies continue to sell at discounts to their intrinsic value. Amazon reported solid results with e-commerce and Amazon web services driving growth. Gross merchandise value steadily increased for Amazon during the period at more than double overall U.S. e-commerce growth. Economic headwinds and a write down on Amazon Fire hurt operating results. While short-term investor sentiment turned negative, Loomis Sayles understands that Amazon invests cyclically in its underlying businesses, with a very long-term perspective.

ARM Holdings, the leading global semiconductor design company, reported total revenue growth in the mid-teens with licensing revenue growing above its historical average. However, royalty revenue was weak until the last quarter when the segment returned to double-digit growth. Fundamentals remain strong for long-term growth, and the company should be well-positioned to continue to benefit from growth in its key markets.

Independent investment bank Greenhill reported strong revenue growth in the latter half of 2014. The market appears to be skeptical of recovery in the mergers & acquisition (M&A) market, and reluctant to give Greenhill credit for its ability to participate, causing its stock price to suffer. However, Loomis Sayles believes Greenhill’s fundamentals should improve cyclically, as M&A activity continues to recover.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST MFS Global Equity Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.63%	12.06%	8.42%
MSCI World Index® (GD)	5.50	10.81	6.61
MSCI EAFE Index (GD)	-4.48	5.81	4.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST MFS Global Equity Portfolio returned 3.63%.

The net assets of the Portfolio at December 31, 2014 were $643.9 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

The Portfolio underperformed its benchmark, the MSCI World Index (GD) (the “Index”), which returned 5.50%. The United States provided strong positive returns, while international developed markets fell, in part because of declining currencies against the U.S. dollar.

The Portfolio’s stock selection in the consumer staples sector detracted from its performance relative to the Index. Specifically, overweight positions in pulp and paper manufacturer and consumer goods company Svenska Cellulosa (Sweden), global spirits company Diageo (United Kingdom), and alcoholic and non-alcoholic beverages producer Carlsberg (Denmark), held back relative results, as all three stocks lagged the benchmark.

Stock selection in the health care sector also weighed on relative performance, although no individual holdings in this sector were among the largest relative detractors. The Portfolio performance relative to the Index was also hurt by its underweight in the technology sector, and from not owning shares in strong-performing computer and personal electronics maker Apple and software giant Microsoft.

Industrial gas supplier Linde (Germany), banking firm Standard Chartered (United Kingdom), electrical distribution equipment manufacturer Schneider Electric (France), oil and gas turnkey contractor Saipem (Italy), and an off-benchmark position in Russian bank Sberbank also hurt relative performance.

On the positive side, the Portfolio benefited from its underweight in the energy sector, which tumbled worldwide late in the year, as the price of oil plummeted. Stock selection in the leisure sector also aided relative performance, particularly overweights in strong-performing media companies Walt Disney and Time Warner. Holdings in other sectors that bolstered relative results included overweight positions in railroad company Canadian National Railway (Canada), medical device maker Medtronic, global payments technology company Visa, diversified technology company 3M, automotive replacement parts distributor AutoZone, enterprise software products maker Oracle, global financial services firm Bank of New York Mellon, and medical equipment manufacturer Stryker.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI World Index (GD) — Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST MFS Growth Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	8.71%	14.30%	7.56%
Russell 1000® Growth Index	13.05	15.81	8.49
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST MFS Growth Portfolio returned 8.71%.

The net assets of the Portfolio at December 31, 2014 were $1,417.5 million.

The investment objective of the Portfolio is to seek long-term growth of capital and future, rather than current, income. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index (the “Index”), which returned 13.05%. More than a quarter of the Index comprises its information technology sector, which had an above-average return but was outperformed by health care and the tiny utilities sector. Only the energy sector had a negative return, due to the plunge in the price of carbon fuels in the second half of the year.

Early in the year, U.S. equities suffered from concerns about emerging markets and what appeared to be a pause in U.S. economic growth. Markets soon recovered as investors became increasingly comfortable that U.S. monetary policy would not be altered significantly by a new Chair of the Federal Reserve. The low-risk environment continued to mid-year. Despite tensions in the Middle East and Russia/Ukraine, markets were more responsive to improving economic growth in the United States and to easing monetary policy in Japan, Europe, and China.

Performance relative to the Index was hurt primarily by stock selection in the technology sector, including underweighting computer and personal electronics maker Apple and omitting software giant Microsoft; both stocks outpaced the benchmark. In addition, the Portfolio was overweight in poor-performing internet search giant Google. Stock selection in the consumer staples sector, and the combination of stock selection and an underweight in the transportation sector, also hurt relative performance. Other negative factors included both stock selection and an overweight in the leisure sector, particularly overweights in casino resorts operators Wynn Resorts and Las Vegas Sands and in global media company Discovery Communications. Individual positions that particularly detracted from relative performance included overweights in complex metal parts manufacturer for the aerospace industry Precision Castparts and oil and natural gas exploration and production company Noble Energy, as well as not holding the eye and skin care products maker Allergan and biotechnology firm Amgen.

On the positive side, the Portfolio benefited from its overweight in the health care sector, particularly from an off-benchmark holding of medical equipment and supplies company Covidien and from overweights in specialty pharmaceutical company Actavis and the biopharmaceutical companies Alexion Pharmaceuticals and Regeneron Pharmaceuticals. Selection in the utilities and communications sector further aided relative performance, particularly not holding poor-performing telecommunications company Verizon and an overweight in broadcast and communication tower management firm American Tower. Relative performance in other sectors benefited from not holding diversified technology products and services company IBM and from overweights in hotel chain operator Marriott International, paint manufacturer and distributor Sherwin Williams, and off-price retail apparel and home accessories stores operator Ross Stores.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST MFS Large-Cap Value Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	10.22%	19.41%
Russell 1000® Value Index	13.45	21.49
S&P 500 Index	13.66	20.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 8/20/2012 Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST MFS Large-Cap Value Portfolio returned 10.22%.

The net assets of the Portfolio at December 31, 2014 were $626.4 million.

The investment objective of the Portfolio is to seek capital appreciation. The Portfolio is subadvised by Massachusetts Financial Services Company.

Early in the year, U.S. equities suffered from concerns about emerging markets and what appeared to be a pause in U.S. economic growth. Markets soon recovered as investors became increasingly comfortable that U.S. monetary policy would not be altered significantly by a new Chair of the Federal Reserve. The low-risk environment continued to mid-year. Despite tensions in the Middle East and Russia/Ukraine, markets were more responsive to improving economic growth in the United States and to easing monetary policy in Japan, Europe, and China.

The Russell 1000 Value Index (the “Index”) returned 13.45%. Its largest sector, by far, is its financials, and they trailed the market substantially. The impact was mitigated by very strong returns in the information technology, utilities, and health care sectors, all significant components of the Index. The only negative sector was energy, hit hard by the cliff-like plunge in the prices of carbon fuels in the second half of the year.

The Portfolio trailed the Index primarily because of weak stock selection within sectors and an underweight exposure to the technology sector. A position in off-benchmark IBM and an underweight position during the first quarter and not owning shares of semiconductor firm Intel for the balance of the year detracted from relative results. In the consumer staples sector, selection particularly was hurt by overweight exposures to Phillip Morris and to Diageo. Stock selection in the utilities & communications sector and, to a lesser extent, an underweight relative to the Index, also detracted, particularly exposure to Verizon Communications. In other sectors, relative performance was hurt by not holding shares of strong-performing investment firm Berkshire Hathaway, and overweights in insurance company MetLife and investment management firm Franklin Resources, as well as by a position in off-benchmark media company Viacom. The Portfolio’s currency exposure also hurt its relative performance. It is common for some of its holdings to be in a foreign currency. Moreover, although the Portfolio is normally fully invested, the cash and equivalents held to buy new holdings and to provide liquidity detracted from performance relative to the Index, which has no cash.

On the positive side, relative performance benefited from underweight exposure to the energy sector, particularly to Exxon Mobil. Stock selection within the industrial goods & services sector benefited relative returns, led by the omission of General Electric and the inclusion of off-benchmark Lockheed Martin. In other sectors, relative performance was helped by an overweight in CVS Health, the omission of precious metals company Freeport McMoRan, and positions in several off-benchmark stocks, including tobacco company Lorillard, auto parts retailer Advance Auto Parts, and soft drinks manufacturer Dr Pepper Snapple Group. Underweight positions in telecommunications company AT&T and financial services firm Citigroup also helped.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST Mid-Cap Value Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	14.97%	16.56%	8.63%
Russell Midcap® Value Index	14.75	17.43	9.43
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Mid-Cap Value Portfolio returned 14.97%.

The net assets of the Portfolio at December 31, 2014 were $459.3 million.

The investment objective of the Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued. The Portfolio is subadvised by WEDGE Capital Management, LLP, and EARNEST Partners LLC.

The Portfolio’s investment managers allocate a portion of the assets to each. Both have the objective of capital growth through investing primarily in mid-capitalization stocks that appear to be undervalued. WEDGE employs a traditional value discipline to identify companies that are undervalued relative to their long-term earnings capability. EARNEST employs a relative value approach to identify companies that it believes are likely to outperform.

The Portfolio slightly outperformed its benchmark, the Russell MidCap Value Index (the “Index”), which rose 14.75%, the best return of the major Russell style and capitalization weight indexes. Almost a third of the Index comprises its financials sector, which had an even higher average return. The Index was led, however, by above 20% gains in its health care, utilities, and consumer staples sectors. This exceptionally strong performance was partially offset by the similarly large negative return of the energy sector, as the price of oil plummeted in the second half of the year.

The Portfolio’s slight outperformance of the Index, in a difficult year for active stock managers, was primarily due to its stock selection within sectors, particularly in the capital goods, health care equipment & services, and energy sectors. This was partially offset by relatively poor selection among auto parts and consumer services stocks. Its allocation to various sectors detracted from its performance relative to the Index, particularly its comparative overweight in the energy, industrials and materials sectors and an underweight in utilities (due to EARNEST).

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell Mid-Cap Value Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST Neuberger Berman Mid-Cap Growth Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.94%	16.05%	9.40%
Russell Midcap® Growth Index	11.90	16.94	9.43
S&P MidCap 400 Index	9.77	16.54	9.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Neuberger Berman Mid-Cap Growth Portfolio returned 7.94%.

The net assets of the Portfolio at December 31, 2014 were $791.3 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Neuberger Berman Management LLC.

The year was volatile, but positive, for equities. The Federal Reserve (the Fed) continued to emphasize the return to a more normalized interest rate environment. Financial markets appeared to take the “hawkish” tilt in stride, as measured U.S. growth continued, helping to offset the mounting political- and economic-fueled “walls of worry” emanating from Asia and Europe. A plethora of other positive trends supported broad stock market gains, including low inflation, falling oil prices, strong corporate earnings, continued incremental gains in housing and employment, and hopes for a more bipartisan Congress following the fall elections.

The strengthening U.S. dollar also boosted the buying power and sentiment of consumers, a key component of economic expansion. Capital reinvestment improved as companies focused on growing their franchises and expanding market share over the more short-term shareholder appeasement programs, including dividend and share repurchase programs, which largely defined corporate investment strategy over the last three years. The net effect was a rotation back to fundamentals, and the market subsequently rewarded active management and stocks that offered a positive differentiation versus their peers and the broad market.

The Portfolio underperformed its benchmark, the Russell Midcap Growth Index, which returned 11.90%, primarily due to stock selection.

Weakness in the Portfolio’s stock selection was amplified by the market’s rotation away from higher beta industries, even those with strong fundamentals, in the first half of the year after the Fed began to unwind its quantitative easing program. Positive contributions to relative performance from the Portfolio’s stock selection in the information technology and materials sectors could not overcome broad weakness in stock selections in the health care, energy, and industrials sectors.

Avago Technologies, a designer, developer and supplier of analog semiconductors, was the top contributor to relative performance. Independent exploration and production company Oasis Petroleum was the leading detractor. Avago consistently delivered strong fundamentals, boosted by the integration of recently acquired LSI Logic and the company’s increased participation in Apple’s iPhone 6. Oasis, which is focused on unconventional oil and natural gas resources, primarily in Montana and North Dakota, was negatively affected by the precipitous drop in oil prices. The Portfolio subsequently sold the position.

The Portfolio’s shift to an underweight in energy contributed positively to relative returns, helping to mitigate an underweight to consumer staples, which performed strongly in the first half of the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	14.25%	18.00%	9.05%
Russell MidCap® Value Index	14.75	17.43	9.43
S&P MidCap 400 Index	9.77	16.54	9.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio returned 14.25%.

The net assets of the Portfolio at December 31, 2014 were $993.2 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Neuberger Berman Management, Inc. (Neuberger Berman) and LSV Asset Management (LSV).

The Portfolio slightly underperformed its benchmark, the Russell MidCap Value Index (the “Index”), which delivered another year of double digit returns, gaining 14.75% for the period. Midcap stocks performed similarly to shares of larger firms, with both groups finishing well above stocks of smaller firms. Value stocks outperformed growth in the mid capitalization range, but growth stocks did better among small caps. This enabled the Index to finish the year with a return higher than that of the overall market.

The Index’s largest component (comprising more than 30% of the Index) was its financials sector, which returned above 16%. Utilities, health care, and consumer staples were also significant contributors, each with a sector return above 20%. Only one sector (energy) delivered a negative return during the period.

Volatility in the stock market picked up in the last few months of the year. Concerns about global economic growth, the health of emerging markets, geopolitical tensions, and plunging oil prices had investors on edge. As a result, defensive sectors, such as health care and utilities, led the market. The Portfolio continues to be underweight in these groups because the areas are currently not in favor with relative value managers, such as Neuberger Berman, who seek some growth characteristics in their stocks. They were also unattractive to deep value managers, such as LSV, because they continue to look expensive relative to their earnings.

The Portfolio slightly missed the Index for the period. Neuberger Berman and LSV benefited from strong stock selection within eight of the ten market sectors; however, allocation effects were negative. Stock selection results were particularly notable in the technology, energy, and consumer discretionary areas, while selection was weak in the financials sector (the Index’s largest group). This weakness was compounded by the Portfolio’s underweight versus the Index in this above-average sector. Unfortunately, an overweight in the energy sector also detracted from relative results.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

AST Parametric Emerging Markets Equity Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-4.68%	1.89%	-1.57%
MSCI Emerging Markets Index (GD)	-1.82	2.11	-0.52

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Parametric Emerging Markets Equity Portfolio returned -4.68%.

The net assets of the Portfolio at December 31, 2014 were $583.9 million.

The investment objective of the Portfolio is long-term capital appreciation. The Portfolio is subadvised by Parametric Portfolio Associates LLC.

The Portfolio invests primarily in equity securities (stocks) of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indexes.

The Portfolio underperformed its benchmark, the MSCI Emerging Markets Index (GD) (the “Index”), which returned -1.82%. Emerging market stocks had dramatic price swings during the year, which were exacerbated by country-specific problems such as political unrest, inflationary pressures, and fiscal challenges (i.e., national budget issues). As the year began, investors were relatively pessimistic about the asset class, in part because it had trailed developed markets the prior year. The bad news continued early in the year, with Russia’s seizure of Ukrainian territory and slow economic growth in China and Brazil. However, the summer months brought a string of positive events that drove markets upward: China’s growth seemingly back on track, positive election results in India, and an apparently peaceful resolution to the situation in Ukraine. However, the remainder of the year saw a rapid reversal in fortunes, with Russian share prices collapsing due to economic sanctions, Greece threatening to leave the euro, and a broad collapse in commodity prices (particularly crude oil). These had substantial negative impacts on many of the commodity-based economies of the emerging markets.

Frontier markets (as measured by the MSCI Frontier Markets Index) performed substantially better than the broader emerging markets category, primarily because of rapid growth of the Persian Gulf states, United Arab Emirates and Qatar, both of which graduated from “frontier” to emerging market status in June.

The largest detractors from the Portfolio’s performance relative to the Index were its underweights in China and Taiwan. China’s markets rose on continued signs of central government support of economic stimulus programs, while Taiwanese equities rallied due to a healthy demand from the developed world for its exports. An overweight in Russia also hurt the Portfolio’s relative performance, as capital fled the country due to economic sanctions and a plunge in the value of the Russian ruble. These negative factors were mitigated by the Portfolio’s underweight in South Korea, whose stocks dropped on weakening export numbers, and by overweights in the United Arab Emirates and Qatar. Both of these countries’ markets rose strongly, driven primarily by a rally in real estate and financial stocks.

The Portfolio uses derivatives in the form of participatory notes to gain exposure in countries where it is not currently registered. These derivatives are designed to mirror the performance of local shares and not to multiply exposure. They did not affect the performance of the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

MSCI Emerging Markets Index (GD) — The Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

21

AST QMA Emerging Markets Equity Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-2.46%	-2.74%
MSCI Emerging Markets Index (GD)	-1.82	-2.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST QMA Emerging Markets Equity Portfolio returned -2.46%.

The net assets of the Portfolio at December 31, 2014 were $167.8 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC.

The year was a difficult one for emerging markets. After being one of Asia’s primary growth engines, China’s economy slowed as it transitions from a net exporter to a more consumer-driven services economy. Geopolitical issues, including those in the Crimean peninsula after a hostile takeover of government buildings and the parliament by pro-Russian forces, also rocked emerging markets and led to economic sanctions on Russia by the European Union and the United States. The sharp decline in oil prices that began in July also had a major impact. A number of emerging market countries are particularly vulnerable to the sharp drop in oil prices, including Russia and Colombia, as their fiscal regimes and economic well-being are highly dependent upon oil exports.

The Portfolio underperformed its benchmark, the MSCI Emerging Markets Index, which declined by 1.82%. Stock selection added value with the greatest contribution coming from positions in Taiwanese and Korean technology stocks, an underweight position in Korean industrials, and Chinese utilities stocks. Conversely, the largest detractors from relative returns came from positions in India, notably from materials and technology companies, as well as an underweight position in financials. Portfolio holdings in Russia underperformed due to energy stocks, and in Poland, due to overweight positions in the telecommunication services and financial sectors.

Valuation metrics, which are emphasized in the analysis of slower growing companies, did not work well. However, favoring companies with improving earnings, as indicated by the direction of analysts’ estimate revisions, was quite helpful in selecting stocks. Quality and financial momentum factors were mixed and, on balance, were not additive to relative performance.

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material impact on performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

The MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management fees. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

22

AST QMA Large-Cap Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	15.24%	20.22%
S&P 500 Index	13.66	18.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013 Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST QMA Large-Cap Portfolio returned 15.24%.

The net assets of the Portfolio at December 31, 2014 were $2,791.5 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

QMA’s strategy for outperforming the S&P 500 over a market cycle is to use a quantitative model to tilt the portfolio toward stocks that are inexpensive compared to peers, and that have good earnings prospects with higher quality than peers. Furthermore, QMA focuses more on earnings signals in selecting faster growing stocks, and more on valuation in selecting slower growing stocks. It employs risk controls to ensure the Portfolio does not deviate too far from the benchmark weights with respect to sector, industry, and other factors, so that value is added through security selection, and not through significant tilts toward other common risk factors.

The Portfolio outperformed its benchmark, the S&P 500 Index (the “Index”), which returned 13.66%. Only its energy sector declined, driven by the drop in the price of oil. The impact was offset by strong returns in the Index’s health care and information technology sectors, and by the much smaller utilities sector. Despite this good annual performance, investors were decidedly cautious for most of the year, focusing on geopolitical concerns such as Russia and Ukraine, slowing economies in Europe and China, terrorism in the Middle East, and the prospect of rising interest rates in the United States.

Nearly all of the factors in the QMA stock selection model contributed to good selection over the year. Investors’ concern was shown through the above-average returns on high quality, lower risk, firms. Stocks of larger firms outperformed those of smaller firms, as low variability shares outperformed those with high variability, and companies exhibiting higher quality characteristics, as well as strong and improving earnings trends outperformed. Investors did not overpay for these characteristics, as valuation factors also performed well.

Given that investors were cautious, it is not surprising that QMA’s quality signals, as well as its growth signal (which measures the direction of analysts’ earnings estimates), performed well over the past year. Examples of stocks with these characteristics were Allergan and Forest Laboratories, which were overweighted in the Portfolio compared with the Index. While quality was rewarded, investors did not overpay for these characteristics, so the QMA valuation factors also added to its relative performance, with overweights in inexpensive names such as Kroger and Hewlett Packard. The Portfolio also avoided expensive names such as Amazon.com, which declined substantially.

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material impact on its performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management fees. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

23

AST Small-Cap Growth Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.82%	16.29%	8.53%
Russell 2000® Growth Index	5.60	16.80	8.54
Russell 2000® Index	4.89	15.55	7.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Small-Cap Growth Portfolio returned 3.82%.

The net assets of the Portfolio at December 31, 2014 were $866.6 million.

The investment objective of the Portfolio is long-term capital growth. The Portfolio is subadvised by Eagle Asset Management (Eagle) and Emerald Mutual Fund Advisers Trust (Emerald).

As of January 2014, assets were allocated approximately 55% to Eagle and 45% to Emerald (a change from its original 75%/25% allocations). Although Eagle, which has a longer tenure on the Portfolio, still receives a slightly larger share of its assets, the new allocations reflect Emerald’s demonstrated ability to outperform its target. Given the differences in style and approach, the combination can be best characterized as “Traditional Small Cap Growth”. The multi-manager structure benefited investors as the complementary investment processes were able to counter certain macroeconomic and stylistic changes during parts of 2014.

The Portfolio underperformed its benchmark, the Russell 2000 Growth Index (the “Index”), which returned 5.60%. Smaller company stocks trailed those of larger firms this year, following a very strong 2013. Within the Index range, but not among shares of larger firms, the growth style was preferred to value, giving the Index a respectable, albeit not particularly strong, return. Both its information technology and health care sectors (each making up more than a fifth of its weight) outperformed the average, with health care almost averaging a 20% gain. However, the steep plunge of the price of oil was reflected in dropping prices of energy stocks, while other falling commodity prices brought down the materials sector. The consumer discretionary sector also was marginally negative for the year.

The Portfolio trailed the Index primarily because of Eagle’s slight underperformance. Although the Portfolio’s sector allocations added value, with positive impacts from marginal overweights compared to the Index in the health care, energy, and consumer staples sections, stock selection within sectors detracted from its performance. Specifically, holdings in the energy equipment & services and food & staples retailing industries trailed those in the Index. Particular holdings in biotechnology and a few firms in the Index but not held by the Portfolio also detracted from relative performance. However, selection among stocks more sensitive to the economic cycle, such as those in the consumer discretionary and materials sectors, added value.

The distribution of holdings among various sectors added value, specifically marginal overweights compared with the Index in the health care and consumer staples sectors, as well as an overweight in energy that was sold before the plummet in prices.

Certain investment style, or risk, factors also had a positive impact. The Portfolio’s emphasis on firms with market capitalizations above the Index average contributed, as shares of larger firms outperformed the overall Index. In addition, an emphasis on stocks with lower market-related volatility added value, as well as bias toward firms with higher growth rates. However, in a reversal from last year, securities with lower price/book valuations were modestly disfavored in this market, while the Portfolio’s slight underexposure to price momentum hurt because many stocks tended to move upwards for most of the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

24

AST Small-Cap Growth Opportunities Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.94%	15.36%	7.61%
Russell 2000® Growth Index	5.60	16.80	8.54
Russell 2000® Index	4.89	15.55	7.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Small-Cap Growth Opportunities Portfolio returned 4.94%.

The net assets of the Portfolio at December 31, 2014 were $801.8 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by RS Investment Management Company, LLC and Wellington Management Company, LLP.

Note:	Prior to November 24, 2014, the Portfolio was known as the AST Federated Aggressive Growth Portfolio, and was subadvised by Federated Equity Management Company of Pennsylvania / Federated Global Investment Management Corp. The Portfolio’s performance for the period was largely a result of RS Investment Management Company, LLC and Wellington Management Company, LLP.’s management.

Corporate earnings remained strong and the U.S. stock market outperformed most developed and emerging world stock markets. Central banks around the world continued along the path of monetary easing. The European Central Bank (ECB) took the unusual step of lowering rates on deposits to -0.1%, forcing banks to pay a penalty to leave funds at the ECB in an effort to encourage banks to loan the money out instead. The U.S. Federal Reserve (the Fed) exited its quantitative easing program in October as positive economic data supported less stimulative action. Worries about global growth slowing pressured many base commodities, including oil and metals, causing some deflationary pressures. Despite persistent geopolitical headwinds in Ukraine and the Middle East, foreign economies continued to grow, albeit slowly, while policymakers around the world pursued accommodative monetary policies. The anticipation that the U.S. Federal Reserve would begin to raise the Federal funds target rate in 2015, when central banks in the euro zone and Japan are simultaneously lowering rates, drove the U.S. Dollar Index to a four-year high. Given these uncertainties, global equity markets, as measured by the MSCI EAFE Index, posted low single-digit returns and declines.

In the Russell Indexes small-cap stocks lagged large-cap stocks and mid-cap stocks during the period. The best performing Russell 2000 Growth sectors were health care, which was up by 19.63%, and consumer staples, which was up by 14.85%, while energy declined by 32.33%.

The Portfolio underperformed its benchmark, the Russell 2000 Growth Index, which returned 5.60% primarily due to stock selection.

Several holdings made significant positive contribution to performance, including Intercept Pharmaceuticals, Dexcom Inc, Biodelivery Sciences, Puma Biotechnology, Agios Pharmaceuticals, and Intermune Inc.

Sector weightings had a negative impact on the Portfolio’s relative performance.

Although stock selection in the Portfolio’s foreign holdings was generally strong, overall foreign exposure was a drag on returns given the relative outperformance of the U.S. market. The Portfolio’s cash holdings also created a slight drag on performance.

The Portfolio no longer holds a position in Intercept Pharmaceuticals, Biodelivery Sciences, and Intermune Inc.

The Portfolio’s use of derivatives during the period did not materially affect the performance of the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

25

AST Small-Cap Value Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	5.27%	15.15%	8.12%
Russell 2000® Value Index	4.22	14.26	6.89
Russell 2000® Index	4.89	15.55	7.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Small-Cap Value Portfolio returned 5.27%.

The net assets of the Portfolio at December 31, 2014 were $1,156.7 million.

The investment objective of the Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc., Lee Munder Capital Group, LLC, and ClearBridge Investments, LLC.

The Portfolio outperformed its benchmark, the Russell 2000 Value Index (the “Index”), which returned 4.22%. In the U.S. market, large cap stocks substantially outperformed shares of smaller firms, in part because small caps began the year with higher prices (valuations). Among Russell small caps, value-style shares slightly trailed growth. In an improving economy, small cap and growth stocks often lead, but this was dampened by the initial valuations of smaller firms and by continuing uncertainty about future growth. About 40% of the Index comprises the financials sector, which outperformed and posted a respectable annual return. However, the overall performance of the Index was constrained by the sharply negative return of its energy sector, driven by a precipitous fall in the prices of carbon fuels, and by smaller declines in health care and materials.

Good stock selection in the technology and consumer staples sectors drove the Portfolio’s outperformance of the Index. This was partially offset, however, by an underweight exposure to the utilities sector, which led the Index, and to REITs (Real Estate Investment Trusts). Investors’ search for income in the very low interest-rate environment led them to the higher yields of REITs, which have to return 90% of their taxable income to investors each year. The Portfolio also benefited from an overweight compared with the Index in the larger companies in its universe, those with a weighted-average market capitalization above $1.5 billion. Investors substantially preferred the relative safety and liquidity of these shares over the smaller end of the capitalization range.

Each of the three subadvisers to the Portfolio had a positive return, but ClearBridge trailed the Index, especially in the fourth quarter. While stock selection was a modest advantage for ClearBridge in 2014, its large underweights in REITs and utilities hurt its relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

26

AST T. Rowe Price Equity Income Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.47%	12.73%	4.92%
Russell 1000® Value Index	13.45	15.42	7.30
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST T. Rowe Price Equity Income Portfolio returned 7.47%.

The net assets of the Portfolio at December 31, 2014 were $1,345.0 million.

The investment objective of the Portfolio is to seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

The Portfolio underperformed its benchmark, the Russell 1000 Value Index (the “Index”), which returned 13.45%. Large-cap shares reached new highs in December, significantly outpacing small-caps. Among large-caps, value stocks outperformed their growth peers. All sectors of the Index except energy had positive returns. Information technology led performance, followed by utilities and health care. The Portfolio underperformed the Index because of both stock selection within sectors and sector allocation.

Holdings in the health care sector were the most notable detractors, owing to both stock choices and a detrimental underweight. A position in the U.K.-based pharmaceutical company GlaxoSmithKline detracted, as the firm experienced difficulty getting its respiratory treatments reimbursed by insurance plans. In energy, again, both an overweight position and stock selection hurt, particularly a position in Apache that declined sharply amid falling commodity prices.

The Portfolio’s holdings in the utilities and materials sectors, in contrast, outperformed the corresponding Index sectors, particularly positions in Entergy and International Paper.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

27

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	8.35%	15.87%	9.75%
Russell 1000® Growth Index	13.05	15.81	8.49
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST T. Rowe Price Large-Cap Growth Portfolio returned 8.35%.

The net assets of the Portfolio at December 31, 2014 were $1,796.0 million.

The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index (the “Index”), which returned 13.05%. The Index had positive returns in every sector except energy, with its health care, utilities, and information technology sectors performing best. The weakest-performing sectors were energy, telecommunication services, and consumer discretionary.

The primary reason the Portfolio underperformed the Index was its stock selection, especially in the consumer discretionary, energy, and information technology sectors. An overweight in the consumer discretionary sector compared with the Index was also detrimental. On the positive side, the Portfolio benefited from both good stock selection and an overweight in the health care sector.

The primary impact on stock performance in the Portfolio’s consumer discretionary sector was due to a position in Amazon.com and an overweight of Wynn Resorts. Although Amazon reported impressive revenue and unit growth, profits were minimal because of its reinvestment in growing its business. Wynn Resorts was hurt by decelerating VIP gambling traffic in Macau. Underperformance in the energy sector was affected by a position in Range Resources, which suffered from the decline in natural gas prices. In technology, underperformance was driven by an underweight in Apple and overweight in Google.

Positive stock selection in the health care sector was led by positions in Humana and Vertex Pharmaceuticals. Humana has seen strong enrollment growth, helped by health insurance exchanges established by the Affordable Care Act. Vertex Pharmaceuticals’ share price soared in June on news that the company’s cystic fibrosis treatment met its primary endpoint in phase three trials.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged capitalization-weighted measure of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

28

AST T. Rowe Price Natural Resources Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-8.36%	2.34%	6.02%
Lipper Global Natural Resources Fund Index	-14.80	-0.62	5.26
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST T. Rowe Price Natural Resources Portfolio returned -8.36%.

The net assets of the Portfolio at December 31, 2014 were $579.4 million.

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

The Portfolio’s broad index, the S&P 500 Index returned 13.66%, while the narrower Lipper Global Natural Resources Funds Index (the “Index”) declined by -14.80%. U.S. Stocks rose for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. The market was supported by falling long-term interest rates, steady U.S. economic growth, and new stimulus efforts in the euro zone and Japan. Large-cap stocks reached new highs in December and significantly outpaced small-caps. However, natural resources stocks significantly trailed the broader market.

Early in the year, strong returns in the energy segment powered the natural resources sector ahead, but crude oil prices plummeted over the last half of the year. The drop was exacerbated by the Organization of Petroleum Exporting Countries’ (OPEC) determination not to cut production. Industries within the sector that were not exposed to energy performed better, many with positive returns. The specialty chemicals industry posted a particularly healthy return, with declining oil prices helping to reduce the costs for chemical production.

The Portfolio’s performance relative to the Index was boosted by an overweight industry allocation. The paper and forest products industry, likely also a beneficiary of declining energy prices, also had positive returns augmented by an overweight. Utilities were generally strong performers, with the surprising decline in interest rates over the year proving helpful for this interest-rate-sensitive sector. The Portfolio’s relative performance benefited from both good stock selection and an overweight in the multi-utilities industry.

Industries exposed to oil prices were particularly hard hit in 2014. Holdings in the U.S. mixed exploration and production group, for example, were among the poorest performers and also detracted relative to the Index due to both stock selection and an overweight. Moreover, a lack of exposure to the oil and gas storage and transportation industry weighed on relative results, as this group held up better than others in the energy area.

The Portfolio had minimal exposure to equity rights (a form of derivative) and they had a negligible impact on its return.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

29

AST Templeton Global Bond Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.56%	2.32%	3.16%
The Citigroup World Government Bond Index	-0.48	1.67	3.08
Barclays Global Aggregate Bond Index	0.59	2.65	3.60

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Templeton Global Bond Portfolio returned 0.56%.

The net assets of the Portfolio at December 31, 2014 were $661.2 million.

The investment objective of the Portfolio is to provide current income with capital appreciation and growth of income. The Portfolio is subadvised by Franklin Advisers, Inc.

The Portfolio outperformed its benchmark, the Citigroup World Government Bond Index (the “Index”), which returned -0.48%.

Global financial markets were broadly influenced by the pickup in U.S. growth, China’s economic stabilization, and the abundance of global liquidity from the Bank of Japan (BOJ) and the European Central Bank (ECB). Global markets continued to see differentiation among specific emerging market economies; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances.

The U.S. dollar broadly strengthened over the course of the year while oil prices weakened significantly, particularly in the final months. Global liquidity from the BOJ and the ECB helped dampen volatility in emerging markets, and helped compensate for the withdrawal of liquidity from the ending of the U.S. Federal Reserve’s (the “Fed”) bond-buying program in October. However, several emerging market currencies depreciated.

In late October, the BOJ introduced a new round of quantitative easing (“QE”) with an indefinite time horizon and an annual level of asset purchasing approximately equal to the Fed’s former QE program. Although the massive amount of easing was positive for global risk assets, it contributed to further yen depreciation.

China’s growth moderated during the period, but the country’s economy did not face a “hard landing” and the slowdown did not have a major impact on global aggregate demand. In Europe, economic data were mixed with a persistent lack of inflation. Euro zone bond yields remained around historical lows. The ECB’s renewed commitment to increase the size of its balance sheet may maintain weakening pressure on the euro.

Relative to the Index, currency positions contributed to performance. Underweighted positioning in the euro and the Japanese yen, through currency forwards, significantly contributed to both relative and absolute performance of the Portfolio. However, currency positions in the Americas and Asia ex-Japan detracted from relative and absolute returns, as did positions in peripheral European currencies against the euro.

Interest rate strategies detracted from performance as the Portfolio maintained a short duration position relative to the Index. (Duration is a measure of a bond’s price sensitivity to changes in interest rates.) Select underweighted duration exposures in Europe and Asia detracted from relative performance, as did an underweight duration exposure in the U.S.

Conversely the Portfolio’s absolute return benefited from interest rate strategies. The Portfolio maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe contributed to absolute performance.

Sovereign credit exposures had a largely neutral effect on both absolute and relative returns.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

The Citigroup World Government Bond Index is a market-capitalization-weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

30

AST Wellington Management Hedged Equity Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	5.50%	9.33%	4.32%
Blended Index	5.26	9.07	5.67
S&P 500 Index	13.66	15.44	7.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2014, the AST Wellington Management Hedged Equity Portfolio returned 5.50%. The net assets of the Portfolio at December 31, 2014 were $2,228.3 million.

The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies. The Portfolio is subadvised by Wellington Management Company LLP.

Global equities rose during the year despite bouts of significant volatility. There were a number of headlines for investors to fret over – ongoing tensions in Ukraine and the Middle East, concerns about a Chinese growth slowdown, Japan’s deepening recession, Europe’s economy slowing, and plunging oil prices. However, the five-year-old bull equity market marched on. The U.S. economy remained a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter.

Accommodative global monetary policy continued to be a central theme. The Bank of Japan unexpectedly expanded its quantitative easing policy in late October, the People’s Bank of China surprised markets in November with its first rate cut in two years, and the European Central Bank maintained its dovish stance. The end of the U.S. Federal Reserve’s (the Fed) quantitative easing in October was ultimately a non-event, as the move was widely expected, and the Fed will maintain its record $4.5 trillion balance sheet.

The Portfolio outperformed its Blended Index (defined below), which returned 5.26%. Strong performance from the underlying equity strategy drove the Portfolio’s relative outperformance.

The equity strategy outperformed the global equities portion of the Blended Index. However, the Portfolio’s option risk management positions declined in the rising equity market, which detracted from returns. The option strategy, designed to mitigate capital losses in adverse markets, will weigh on overall performance in strong equity markets. Stock selection in the consumer discretionary and health care sectors contributed positively to relative performance. Conversely, weaker selection within the energy and consumer staples sectors detracted. On a regional basis, security selection in North America was strong.

Sector allocation, a residual of bottom-up stock selection, detracted from the Portfolio’s relative performance. An overweight allocation to the consumer discretionary sector and a residual cash position in an upward trending market were the main detractors. These negative contributions were partially offset by an underweight to energy, the weakest performing sector in the equity benchmark, which aided relative results. From a regional perspective, the Portfolio’s exposure to emerging markets and an underweight to North America equities relative to the benchmark were headwinds.

At the end of the period, the Portfolio’s largest overweight exposures were to the industrials, financials, and consumer discretionary sectors. The Portfolio was most underweight in the consumer staples, information technology, and energy sectors.

The Portfolio held futures and options during the year. The option risk management strategy detracted as U.S. equities rose during the period. The futures, used primarily to equitize cash, in order to keep it from being idle in the Portfolio, contributed to performance during the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (50%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and BofA ML 3-Month U.S. Treasury Bill Index (30%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

31

Advanced Series Trust Presentation of Portfolio Holdings — (Unaudited)	December 31, 2014

AST AQR Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Samsung Electronics Co. Ltd. (South Korea)	3.5%
China Mobile Ltd. (China)	3.1%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	2.1%
Infosys Ltd. (India), ADR	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	1.6%

AST BlackRock iShares ETF
Five Largest Holdings	(% of Net Assets	)
iShares 1-3 Year Credit Bond ETF	20.9%
iShares Core U.S. Aggregate Bond ETF	19.9%
iShares Core S&P 500 ETF	16.8%
iShares MSCI EAFE ETF	11.6%
iShares Intermediate Credit Bond ETF	6.8%

AST Boston Partners Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Berkshire Hathaway, Inc. (Class B Stock)	4.1%
Citigroup, Inc.	4.0%
Wells Fargo & Co.	4.0%
JPMorgan Chase & Co.	3.7%
Capital One Financial Corp.	3.1%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc.	7.9%
Equity Residential	6.9%
Vornado Realty Trust	6.0%
Health Care REIT, Inc.	5.3%
SL Green Realty Corp.	5.0%

AST Goldman Sachs Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
General Electric Co.	5.0%
Exxon Mobil Corp.	4.2%
Pfizer, Inc.	4.2%
JPMorgan Chase & Co.	3.8%
Bank of America Corp.	3.8%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Intercontinental Exchange, Inc.	2.5%
W.W. Grainger, Inc.	2.5%
Mylan, Inc.	2.5%
Whole Foods Market, Inc.	2.4%
CBRE Group, Inc. (Class A Stock)	2.2%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
iShares Russell 2000 Value Index Fund	1.3%
Chesapeake Lodging Trust	1.2%
Esterline Technologies Corp.	1.2%
Pebblebrook Hotel Trust	1.1%
Southwest Gas Corp.	1.0%

AST Herndon Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.8%
Lockheed Martin Corp.	3.4%
Western Digital Corp.	3.4%
CBOE Holdings, Inc.	3.4%
TJX Cos., Inc. (The)	3.4%

AST International Growth
Five Largest Holdings	(% of Net Assets	)
Tencent Holdings Ltd. (China)	2.4%
Continental AG (Germany)	2.2%
St. James’s Place PLC (United Kingdom)	2.1%
Alibaba Group Holding Ltd. (China), ADR	2.0%
FANUC Corp. (Japan)	1.9%

AST International Value
Five Largest Holdings	(% of Net Assets	)
Novartis AG (Switzerland)	2.1%
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	1.7%
KDDI Corp. (Japan)	1.6%
Lloyds Banking Group PLC (United Kingdom)	1.2%
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	1.2%

AST J.P. Morgan International Equity
Five Largest Holdings	(% of Net Assets	)
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	2.7%
HSBC Holdings PLC (United Kingdom)	2.5%
Novartis AG (Switzerland)	2.4%
Toyota Motor Corp. (Japan)	2.2%
Nestle SA (Switzerland)	2.2%

AST Jennison Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	5.5%
Facebook, Inc. (Class A Stock)	3.6%
MasterCard, Inc. (Class A Stock)	3.6%
Visa, Inc. (Class A Stock)	2.7%
Biogen Idec, Inc.	2.6%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — (Unaudited) (continued)	December 31, 2014

AST Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
American International Group, Inc.	4.7%
JPMorgan Chase & Co.	4.3%
Citigroup, Inc.	4.3%
Bank of America Corp.	3.4%
Royal Dutch Shell PLC (Netherlands (Class A Stock), ADR	3.3%

AST Loomis Sayles Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Cisco Systems, Inc.	5.4%
Facebook, Inc. (Class A Stock)	5.3%
Visa, Inc. (Class A Stock)	5.2%
Oracle Corp.	4.6%
Amazon.com, Inc.	4.5%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets	)
Walt Disney Co. (The)	3.2%
Time Warner, Inc.	2.6%
Honeywell International, Inc.	2.5%
Nestle SA (Switzerland)	2.5%
Reckitt Benckiser Group PLC (United Kingdom)	2.4%

AST MFS Growth
Five Largest Holdings	(% of Net Assets	)
Visa, Inc. (Class A Stock)	3.3%
Apple, Inc.	3.3%
Facebook, Inc. (Class A Stock)	2.5%
Google, Inc. (Class A Stock)	2.4%
Danaher Corp.	2.4%

AST MFS Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.3%
Johnson & Johnson	3.6%
Philip Morris International, Inc.	3.4%
Wells Fargo & Co.	3.3%
Pfizer, Inc.	2.8%

AST Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Brunswick Corp.	3.0%
Ashland, Inc.	2.8%
Allstate Corp. (The)	2.6%
Lincoln National Corp.	2.5%
Computer Sciences Corp.	2.5%

AST Neuberger Berman Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Avago Technologies Ltd. (Singapore)	2.1%
Alliance Data Systems Corp.	1.9%
SBA Communications Corp. (Class A Stock)	1.9%
O’Reilly Automotive, Inc.	1.8%
Stericycle, Inc.	1.7%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Edison International	1.9%
Skyworks Solutions, Inc.	1.7%
Kohl’s Corp.	1.6%
AES Corp.	1.5%
ADT Corp. (The)	1.4%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
China Mobile Ltd. (China)	1.0%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	0.9%
MTN Group Ltd. (South Africa)	0.9%
Naspers Ltd. (South Africa) (Class N Stock)	0.8%
Samsung Electronics Co. Ltd. (South Korea)	0.8%

AST QMA Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3.3%
Samsung Electronics Co. Ltd. (South Korea)	2.8%
iShares MSCI Emerging Markets ETF	2.5%
China Construction Bank Corp. (China) (Class H Stock)	1.5%
Itau Unibanco Holding SA (Brazil) (PRFC)	1.5%

AST QMA Large-Cap
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.6%
Exxon Mobil Corp.	2.0%
JPMorgan Chase & Co.	2.0%
General Electric Co.	2.0%
Oracle Corp.	1.9%

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Genesco, Inc.	1.8%
Imperva, Inc.	1.7%
Cavium, Inc.	1.6%
MWI Veterinary Supply, Inc.	1.4%
Trex Co., Inc.	1.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — (Unaudited) (continued)	December 31, 2014

AST Small-Cap Growth Opportunities
Five Largest Holdings	(% of Net Assets	)
iShares Russell 2000 Growth ETF	3.6%
DexCom, Inc.	1.5%
Teledyne Technologies, Inc.	1.1%
Heartland Payment Systems, Inc.	1.1%
Tenneco, Inc.	1.0%

AST Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
Wintrust Financial Corp.	1.1%
Iberiabank Corp.	1.1%
Portland General Electric Co.	1.0%
FirstMerit Corp.	1.0%
Triumph Group, Inc.	0.9%

AST T. Rowe Price Equity Income
Five Largest Holdings	(% of Net Assets	)
General Electric Co.	2.7%
JPMorgan Chase & Co.	2.7%
Wells Fargo & Co.	2.2%
U.S. Bancorp	1.9%
Chevron Corp.	1.9%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Visa, Inc. (Class A Stock)	4.3%
Amazon.com, Inc.	4.0%
Priceline Group, Inc. (The)	3.6%
Boeing Co. (The)	3.3%
Danaher Corp.	3.2%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	3.7%
Royal Dutch Shell PLC (Netherlands), ADR	3.4%
Pioneer Natural Resources Co.	3.0%
NiSource, Inc.	2.6%
Concho Resources, Inc.	2.4%

AST Templeton Global Bond
Allocation	(% of Net Assets	)
Foreign Bonds	45.2%
Sovereign Issues	9.2%

AST Wellington Management Hedged Equity
Five Largest Holdings	(% of Net Assets	)
Vanguard S&P 500 ETF	4.7%
iShares MSCI EAFE ETF	2.6%
SPDR S&P 500 ETF Trust	1.9%
Bristol-Myers Squibb Co.	1.6%
Microsoft Corp.	1.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — (Unaudited)	December 31, 2014

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST AQR Emerging Markets Equity Portfolio	Actual	$1,000.00	$929.70	1.37%	$6.66
	Hypothetical	$1,000.00	$1,018.30	1.37%	$6.97
AST BlackRock iShares ETF Portfolio	Actual	$1,000.00	$993.70	1.01%	$5.08
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Boston Partners Large-Cap Value Portfolio	Actual	$1,000.00	$1,016.10	0.81%	$4.12
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13
AST Cohen & Steers Realty Portfolio	Actual	$1,000.00	$1,113.50	1.04%	$5.54
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Goldman Sachs Large-Cap Value Portfolio	Actual	$1,000.00	$1,037.80	0.83%	$4.26
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
AST Goldman Sachs Mid-Cap Growth Portfolio	Actual	$1,000.00	$1,063.20	1.06%	$5.51
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40
AST Goldman Sachs Small-Cap Value Portfolio	Actual	$1,000.00	$1,014.10	1.09%	$5.53
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55
AST Herndon Large-Cap Value Portfolio	Actual	$1,000.00	$975.30	0.80%	$3.98
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
AST International Growth Portfolio	Actual	$1,000.00	$946.10	1.08%	$5.30
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
AST International Value Portfolio	Actual	$1,000.00	$912.60	1.10%	$5.30
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
AST J.P. Morgan International Equity Portfolio	Actual	$1,000.00	$912.80	1.02%	$4.92
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

Advanced Series Trust Fees and Expenses — (Unaudited) (continued)	December 31, 2014

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Jennison Large-Cap Growth Portfolio	Actual	$1,000.00	$1,052.20	1.00%	$5.17
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Large-Cap Value Portfolio	Actual	$1,000.00	$1,041.50	0.84%	$4.32
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST Loomis Sayles Large-Cap Growth Portfolio	Actual	$1,000.00	$1,062.90	0.92%	$4.78
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
AST MFS Global Equity Portfolio	Actual	$1,000.00	$991.20	1.12%	$5.62
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70
AST MFS Growth Portfolio	Actual	$1,000.00	$1,059.40	0.99%	$5.14
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST MFS Large-Cap Value Portfolio	Actual	$1,000.00	$1,053.30	0.96%	$4.97
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89
AST Mid-Cap Value Portfolio	Actual	$1,000.00	$1,068.00	1.07%	$5.58
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45
AST Neuberger Berman Mid-Cap Growth Portfolio	Actual	$1,000.00	$1,055.30	1.00%	$5.18
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Actual	$1,000.00	$1,048.00	1.00%	$5.16
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Parametric Emerging Markets Equity Portfolio	Actual	$1,000.00	$890.60	1.43%	$6.81
	Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27
AST QMA Emerging Markets Equity Portfolio	Actual	$1,000.00	$924.10	1.43%	$6.94
	Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27
AST QMA Large-Cap Portfolio	Actual	$1,000.00	$1,060.00	0.81%	$4.21
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13
AST Small-Cap Growth Portfolio	Actual	$1,000.00	$1,034.10	1.01%	$5.18
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Small-Cap Growth Opportunities Portfolio	Actual	$1,000.00	$1,017.20	1.11%	$5.64
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
AST Small-Cap Value Portfolio	Actual	$1,000.00	$1,008.40	1.00%	$5.06
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST T. Rowe Price Equity Income Portfolio	Actual	$1,000.00	$1,012.20	0.84%	$4.26
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST T. Rowe Price Large-Cap Growth Portfolio	Actual	$1,000.00	$1,049.80	0.95%	$4.91
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
AST T. Rowe Price Natural Resources Portfolio	Actual	$1,000.00	$799.60	1.03%	$4.67
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Templeton Global Bond Portfolio	Actual	$1,000.00	$978.30	0.98%	$4.89
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST Wellington Management Hedged Equity Portfolio	Actual	$1,000.00	$1,016.90	1.12%	$5.69
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six month period ended December 31, 2014, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST AQR EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 89.9%
COMMON STOCKS — 87.2%	Shares	Value (Note 2)
Brazil — 5.8%
AMBEV SA, ADR	269,700	$1,677,534
Banco Bradesco SA, ADR	188,080	2,514,630
Banco do Brasil SA	142,300	1,272,467
BB Seguridade Participacoes SA	35,600	430,703
BR Malls Participacoes SA	30,500	188,517
BRF SA	35,600	849,622
Centrais Eletricas Brasileiras SA	250,000	545,482
Cia Energetica de Minas Gerais, ADR	116,864	580,814
Estacio Participacoes SA	107,500	963,302
Fibria Celulose SA, ADR*	22,600	274,138
JBS SA	472,100	1,989,135
Porto Seguro SA	141,200	1,614,807
Qualicorp SA*	61,900	647,363
Tim Participacoes SA, ADR	77,400	1,719,054

		15,267,568

Chile — 1.6%
Banco de Chile	9,594,968	1,111,745
Banco de Credito e Inversiones	11,420	563,454
Banco Santander Chile, ADR	50,000	986,000
Corpbanca SA	6,198,198	74,431
Enersis SA, ADR	79,400	1,272,782
ENTEL Chile SA	11,276	113,273
Latam Airlines Group SA, ADR*	12,400	148,552

		4,270,237

China — 17.8%
Agricultural Bank of China Ltd. (Class H Stock)	1,081,000	543,706
Bank of China Ltd. (Class H Stock)	6,250,000	3,507,934
Bank of Communications Co. Ltd. (Class H Stock)	458,000	425,834
Beijing Capital International Airport Co. Ltd. (Class H Stock)	452,000	360,314
China BlueChemical Ltd. (Class H Stock)	314,000	111,055
China CITIC Bank Corp. Ltd. (Class H Stock)	2,222,000	1,771,467
China Construction Bank Corp. (Class H Stock)	4,579,000	3,740,048
China Mobile Ltd.	694,500	8,134,503
China Overseas Land & Investment Ltd.	492,000	1,455,450
China Petroleum & Chemical Corp. (Class H Stock)	2,249,400	1,821,652
China Railway Construction Corp. Ltd. (Class H Stock)	685,000	869,745
China Resources Land Ltd.	240,000	630,724
China Resources Power Holdings Co. Ltd.	176,000	448,928
China Telecom Corp. Ltd. (Class H Stock)	3,930,000	2,279,350
China Unicom Hong Kong Ltd.	176,000	235,865
China Vanke Co. Ltd. (Class H Stock)*	155,000	343,844
CNOOC Ltd.	619,000	836,993
Country Garden Holdings Co. Ltd.	523,000	208,687
CSPC Pharmaceutical Group Ltd.	612,000	537,926
Dongfeng Motor Group Co. Ltd. (Class H Stock)	696,000	973,581
Evergrande Real Estate Group Ltd.	723,000	291,354
Far East Horizon Ltd.	103,000	101,236
Franshion Properties China Ltd.	52,000	14,840
GOME Electrical Appliances Holding Ltd.	13,495,000	1,972,501

COMMON STOCKS (Continued)	Shares	Value (Note 2)
China (cont’d.)
Guangdong Investment Ltd.	160,000	$208,391
Huaneng Power International, Inc. (Class H Stock)	68,000	91,885
Industrial & Commercial Bank of China Ltd. (Class H Stock)	4,066,000	2,968,962
Jiangxi Copper Co. Ltd. (Class H Stock)	159,000	271,386
Longfor Properties Co. Ltd.	96,000	123,087
PetroChina Co. Ltd. (Class H Stock)	1,448,000	1,607,406
PICC Property & Casualty Co. Ltd. (Class H Stock)	356,000	686,982
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	24,000	243,013
Semiconductor Manufacturing International Corp.*	3,513,000	320,648
Shanghai Industrial Holdings Ltd.	62,000	185,160
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	121,700	274,028
Sihuan Pharmaceutical Holdings Group Ltd.	1,196,000	795,530
Sino-Ocean Land Holdings Ltd.	226,000	127,426
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	7,462,000	2,174,322
Sinotrans Ltd. (Class H Stock)	320,000	211,425
Soho China Ltd.	45,000	31,738
Tencent Holdings Ltd.	248,900	3,601,317
Zhejiang Expressway Co. Ltd. (Class H Stock)	570,000	660,096
Zhuzhou CSR Times Electric Co. Ltd. (Class H Stock)(g)	120,000	700,225

		46,900,564

Hong Kong — 2.1%
Belle International Holdings Ltd.	1,070,000	1,201,877
China Gas Holdings Ltd.	448,000	701,603
Kingboard Chemical Holdings Ltd.	75,500	126,774
Shimao Property Holdings Ltd.	159,000	352,121
Sino Biopharmaceutical Ltd.	3,408,000	3,070,969

		5,453,344

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	2,179	95,633
OTP Bank PLC	21,135	304,862

		400,495

India — 6.1%
Dr. Reddy’s Laboratories Ltd., ADR(a)	35,700	1,801,065
ICICI Bank Ltd., ADR	31,000	358,050
Infosys Ltd., ADR	153,400	4,825,964
Reliance Industries Ltd., GDR, 144A	54,434	1,534,498
State Bank of India, GDR, RegS	37,022	1,827,399
Tata Motors Ltd., ADR(a)	85,000	3,593,800
Wipro Ltd., ADR(a)	192,907	2,183,707

		16,124,483

Indonesia — 2.8%
Adaro Energy Tbk PT	10,642,900	887,987
Astra Agro Lestari Tbk PT	115,700	226,076
Bank Mandiri Persero Tbk PT	372,000	323,505
Bank Negara Indonesia Persero Tbk PT	3,251,400	1,593,168
Bank Rakyat Indonesia Persero Tbk PT	1,117,900	1,050,804
Indocement Tunggal Prakarsa Tbk PT	195,900	395,277
Indofood Sukses Makmur Tbk PT	545,900	297,616

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Indonesia (cont’d.)
Media Nusantara Citra Tbk PT	30,000	$6,132
Perusahaan Gas Negara Persero Tbk PT	1,744,700	844,301
Telekomunikasi Indonesia Persero Tbk PT	4,838,300	1,111,980
Unilever Indonesia Tbk PT	159,700	414,224
United Tractors Tbk PT	147,500	205,999

		7,357,069

Malaysia — 3.6%
AirAsia Bhd	142,400	110,776
Alliance Financial Group Bhd	95,800	128,774
AMMB Holdings Bhd	80,500	151,178
DiGi.Com Bhd	680,600	1,198,935
Genting Malaysia Bhd	278,700	323,632
IOI Corp. Bhd	777,700	1,067,319
Malayan Banking Bhd	188,100	492,600
MISC Bhd	551,000	1,136,823
Petronas Chemicals Group Bhd	481,500	748,849
SapuraKencana Petroleum Bhd	241,700	159,906
Tenaga Nasional Bhd	875,900	3,449,693
UMW Holdings Bhd	211,200	663,053

		9,631,538

Mexico — 5.0%
Alfa SAB de CV (Class A Stock)*	312,300	697,257
America Movil SAB de CV (Class L Stock), ADR(a)	247,700	5,493,986
Arca Continental SAB de CV*	124,100	785,122
Cemex SAB de CV, ADR*(a)	55,223	562,722
Compartamos SAB de CV*	310,100	623,195
Fibra Uno Administracion SA de CV	202,400	596,482
Fomento Economico Mexicano SAB de CV, ADR*	9,800	862,694
Gruma SAB de CV (Class B Stock)	55,300	589,667
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	122,300	768,595
Grupo Televisa SAB, ADR*	48,600	1,655,316
Industrias Penoles SAB de CV	6,890	134,734
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	72,600	157,908
OHL Mexico SAB de CV*	90,800	168,322

		13,096,000

Peru — 0.3%
Cia de Minas Buenaventura SA, ADR	13,600	130,016
Credicorp Ltd.	4,900	784,882

		914,898

Poland — 1.9%
Bank Handlowy w Warszawie SA	1,938	58,236
Energa SA	13,144	85,479
KGHM Polska Miedz SA	34,800	1,060,875
PGE SA	530,712	2,805,995
Polskie Gornictwo Naftowe I Gazownictwo SA	435,453	543,033
Tauron Polska Energia SA	295,642	418,030

		4,971,648

Russia — 3.2%
Gazprom OAO, ADR	376,399	1,705,087
Lukoil OAO, ADR	41,838	1,604,487
Magnit PJSC, GDR, RegS	21,850	990,897

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Russia (cont’d.)
Mobile Telesystems OJSC, ADR	165,900	$1,191,162
NovaTek OAO, GDR, RegS	6,472	507,508
Rosneft Oil Co., GDR, RegS	84,131	294,315
Severstal PAO, GDR, RegS	27,688	231,610
Sistema JSFC, GDR, RegS	115,622	602,391
Surgutneftegas OAO, ADR	92,058	382,041
Tatneft, ADR	36,985	906,133

		8,415,631

South Africa — 7.5%
African Rainbow Minerals Ltd.	29,495	302,039
Barclays Africa Group Ltd.	15,490	242,216
FirstRand Ltd.	163,305	709,921
Growthpoint Properties Ltd.	122,046	289,981
Imperial Holdings Ltd.	25,596	407,505
Investec Ltd.	140,488	1,177,390
Liberty Holdings Ltd.	24,890	263,989
Life Healthcare Group Holdings Ltd.	83,421	308,170
Mediclinic International Ltd.	40,910	354,117
MMI Holdings Ltd.	91,698	237,811
MTN Group Ltd.	172,503	3,281,444
Naspers Ltd. (Class N Stock)	15,546	2,010,956
Netcare Ltd.	402,117	1,314,164
Northam Platinum Ltd.*	41,494	130,797
Pick’n Pay Stores Ltd.	46,905	212,127
Redefine Properties Ltd.	195,025	180,386
Remgro Ltd.	30,281	662,448
RMB Holdings Ltd.	333,961	1,844,287
Sanlam Ltd.	538,724	3,241,656
Sasol Ltd.	54,537	2,035,477
Shoprite Holdings Ltd.	16,769	242,694
SPAR Group Ltd. (The)	16,303	226,377

		19,675,952

South Korea — 13.7%
Amorepacific Corp.*	430	868,111
AMOREPACIFIC Group*	803	726,265
DGB Financial Group, Inc.*	9,990	102,689
Dongbu Insurance Co. Ltd.*	18,423	920,004
Doosan Heavy Industries & Construction Co. Ltd.*	6,505	138,970
Hana Financial Group, Inc.	25,998	752,961
Hanwha Corp.*	20,018	565,972
Hanwha Life Insurance Co. Ltd.*	72,045	544,328
Hyosung Corp.*	12,622	783,320
Hyundai Development Co-Engineering & Construction*	24,649	864,289
Hyundai Mobis Co. Ltd.*	1,777	380,183
KB Financial Group, Inc.*	19,128	625,372
Korea Electric Power Corp.*	47,768	1,840,645
Korea Zinc Co. Ltd.*	1,181	431,675
Korean Air Lines Co. Ltd.*	62,615	2,685,811
LG Display Co. Ltd.*	51,866	1,573,063
Mirae Asset Securities Co. Ltd.*	20,345	791,144
NAVER Corp.*	1,853	1,186,726
NCSoft Corp.	4,218	691,729
Samsung C&T Corp.*	4,133	230,830
Samsung Card Co. Ltd.*	19,114	768,629
Samsung Electronics Co. Ltd.	7,735	9,299,361
Samsung Fire & Marine Insurance Co. Ltd.*	3,030	778,761

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (Continued)	Shares	Value (Note 2)
South Korea (cont’d.)
Shinhan Financial Group Co. Ltd.*	6,179	$248,366
SK Holdings Co. Ltd.*	11,608	1,722,950
SK Hynix, Inc.*	84,787	3,623,408
SK Networks Co. Ltd.*	140,186	1,130,000
SK Telecom Co. Ltd., ADR	42,600	1,150,626
Woori Bank*	75,025	682,573

		36,108,761

Taiwan — 11.3%
Advanced Semiconductor Engineering, Inc.	739,000	877,657
Advantech Co. Ltd.	92,136	676,405
AU Optronics Corp.	497,000	252,261
Cathay Financial Holding Co. Ltd.	202,650	299,444
Chicony Electronics Co. Ltd.	177,261	493,605
China Airlines Ltd.*	517,000	236,489
China Development Financial Holding Corp.	815,000	258,926
China Motor Corp.	4,000	3,533
CTBC Financial Holding Co. Ltd.	1,851,038	1,197,525
Delta Electronics, Inc.	105,000	620,470
Eva Airways Corp.*	1,010,000	703,999
Far Eastern Department Stores Ltd.	177,620	157,738
Far EasTone Telecommunications Co. Ltd.	198,000	456,143
Fubon Financial Holding Co. Ltd.	1,497,000	2,382,818
Hon Hai Precision Industry Co. Ltd.	1,078,112	2,977,222
Inotera Memories, Inc.*	2,177,000	3,415,709
Inventec Corp.	1,862,000	1,245,306
Kinsus Interconnect Technology Corp.	393,000	1,298,519
Largan Precision Co. Ltd.	16,000	1,197,700
Lite-On Technology Corp.	102,781	117,415
MediaTek, Inc.	135,000	1,962,553
Mega Financial Holding Co. Ltd.	170,000	131,154
Novatek Microelectronics Corp.	44,000	245,876
POU Chen Corp.	456,000	549,873
President Chain Store Corp.	205,000	1,583,384
Realtek Semiconductor Corp.	57,000	189,287
SinoPac Financial Holdings Co. Ltd.	400,889	164,278
Taishin Financial Holding Co. Ltd.	576,432	236,634
Taiwan Cement Corp.	163,000	222,831
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	192,600	4,310,388
Teco Electric and Machinery Co. Ltd.	257,000	243,010
Uni-President Enterprises Corp.	557,198	881,160
Yuanta Financial Holding Co. Ltd.	690,850	335,082

		29,924,394

Thailand — 2.3%
Airports of Thailand PCL, NVDR	203,300	1,732,074
Bangkok Bank PCL, NVDR	112,500	660,781
BEC World PCL, NVDR	146,800	227,194
Bumrungrad Hospital PCL, NVDR	31,000	132,271
Delta Electronics Thailand PCL, NVDR	36,600	78,128
Glow Energy PCL, NVDR	60,500	162,679
Indorama Ventures PCL, NVDR	545,500	332,926
Kasikornbank PCL, NVDR	76,200	527,018
Krung Thai Bank PCL, NVDR	1,728,000	1,185,506
PTT PCL, NVDR	59,400	581,893
Thai Union Frozen Products PCL, NVDR	117,900	322,298

		5,942,768

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Turkey — 2.0%
BIM Birlesik Magazalar A/S	19,589	$418,908
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	157,709	186,534
Enka Insaat ve Sanayi A/S	88,727	200,218
TAV Havalimanlari Holding A/S	255,307	2,084,238
Tofas Turk Otomobil Fabrikasi A/S	50,603	344,838
Turk Hava Yollari*	424,351	1,743,644
Turkiye Sise ve Cam Fabrikalari A/S	189,330	294,059

		5,272,439

United States — 0.1%
Southern Copper Corp.	12,100	341,220

TOTAL COMMON STOCKS (cost $233,827,733)		230,069,009

PREFERRED STOCKS — 2.7%
Brazil
Cia Brasileira de Distribuicao (PRFC)	6,200	230,045
Cia Energetica de Sao Paulo (PRFC B)	177,900	1,794,259
Itau Unibanco Holding SA, ADR (PRFC)	184,004	2,393,892
Itausa — Investimentos Itau SA (PRFC)	96,800	341,943
Petroleo Brasileiro SA (PRFC)	353,900	1,334,015
Vale SA (PRFC)	136,100	984,577

TOTAL PREFERRED STOCKS (cost $9,026,206)		7,078,731

	Units
RIGHTS*
Taiwan
Eva Airways Corp., expiring 01/26/15 (cost $0)	98,535	15,676

TOTAL LONG-TERM INVESTMENTS (cost $242,853,939)		237,163,416

SHORT-TERM INVESTMENT — 12.3%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $32,520,037; includes $8,333,792 of cash collateral for securities on loan)(b)(v)(w)(Note 4)	32,520,037	32,520,037

TOTAL INVESTMENTS — 102.2% (cost $275,373,976)		269,683,453
Liabilities in excess of other assets(x) — (2.2)%		(5,864,098)

NET ASSETS — 100.0%		$263,819,355

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,055,069; cash collateral of $8,333,792 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Indicates a security that has been deemed illiquid.
(v)	Includes an amount of $3,249,113 segregated as collateral for swap agreements.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
388	BIST National 30 Index	Feb. 2015	$1,750,709	$1,777,499	$26,790
64	FTSE Bursa Malaysia KLCI Index	Jan. 2015	1,605,173	1,602,517	(2,656)
4	MEX Bolsa Index	Mar. 2015	110,130	117,093	6,963
9	MSCI Taiwan Stock Index	Jan. 2015	304,755	308,790	4,035
169	SET50 Index	Mar. 2015	1,043,012	1,016,157	(26,855)
105	SGX MSCI Singapore Index	Jan. 2015	6,011,249	6,049,598	38,349

					46,626

Short Positions:
223	FTSE/JSE Top 40 Index	Mar. 2015	8,204,579	8,531,939	(327,360)
24	Hang Seng China Enterprises Index	Jan. 2015	1,829,909	1,855,248	(25,339)
32	KOSPI 200 Index	Mar. 2015	3,650,876	3,551,836	99,040
393	SGX CNX Nifty Index	Jan. 2015	6,536,624	6,570,174	(33,550)

					(287,209)

					$(240,583)

(1)	Cash of $1,345,675 has been segregated with Barclays Bank to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 03/18/15	Citigroup Global Markets	BRL	5,450	$2,066,982	$2,006,757	$(60,225)
Expiring 03/18/15	Citigroup Global Markets	BRL	3,650	1,398,506	1,343,975	(54,531)
Expiring 03/18/15	Citigroup Global Markets	BRL	2,600	986,992	957,352	(29,640)
Expiring 03/18/15	Citigroup Global Markets	BRL	1,550	579,876	570,729	(9,147)
Expiring 03/18/15	Citigroup Global Markets	BRL	950	355,553	349,801	(5,752)
Expiring 03/18/15	Citigroup Global Markets	BRL	950	367,005	349,801	(17,204)
Expiring 03/18/15	Citigroup Global Markets	BRL	550	202,542	202,517	(25)
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	5,450	2,066,966	2,006,757	(60,209)
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	4,333	1,576,783	1,595,464	18,681
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	3,650	1,398,515	1,343,975	(54,540)
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	2,600	986,993	957,352	(29,641)
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	1,550	579,869	570,729	(9,140)
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	950	355,570	349,802	(5,768)
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	950	367,005	349,801	(17,204)
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	550	202,540	202,517	(23)
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	19	6,918	6,996	78
Chilean Peso,
Expiring 03/18/15	Citigroup Global Markets	CLP	415,000	673,179	678,794	5,615
Expiring 03/18/15	Credit Suisse First Boston Corp.	CLP	415,000	673,181	678,794	5,613
Expiring 03/18/15	Credit Suisse First Boston Corp.	CLP	14,962	24,380	24,473	93
Expiring 03/18/15	Credit Suisse First Boston Corp.	CLP	4,894	8,010	8,005	(5)
Czech Koruna,
Expiring 03/18/15	Citigroup Global Markets	CZK	64,250	2,896,177	2,809,490	(86,687)
Expiring 03/18/15	Credit Suisse First Boston Corp.	CZK	64,250	2,896,149	2,809,490	(86,659)

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Hong Kong Dollar,
Expiring 03/18/15	Citigroup Global Markets	HKD	22,951	$2,960,083	$2,959,549	$(534)
Expiring 03/18/15	Citigroup Global Markets	HKD	15,100	1,947,579	1,947,156	(423)
Expiring 03/18/15	Citigroup Global Markets	HKD	9,350	1,206,190	1,205,689	(501)
Expiring 03/18/15	Citigroup Global Markets	HKD	5,950	767,460	767,257	(203)
Expiring 03/18/15	Citigroup Global Markets	HKD	2,050	264,351	264,349	(2)
Expiring 03/18/15	Citigroup Global Markets	HKD	1,650	212,778	212,768	(10)
Expiring 03/18/15	Citigroup Global Markets	HKD	250	32,232	32,238	6
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	22,951	2,960,071	2,959,548	(523)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	15,100	1,947,518	1,947,156	(362)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	9,350	1,206,123	1,205,689	(434)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	5,950	767,440	767,257	(183)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	2,050	264,351	264,349	(2)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	1,650	212,782	212,769	(13)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	250	32,223	32,238	15
Hungarian Forint,
Expiring 03/18/15	Citigroup Global Markets	HUF	502,959	2,005,578	1,918,570	(87,008)
Expiring 03/18/15	Citigroup Global Markets	HUF	473,952	1,907,031	1,807,923	(99,108)
Expiring 03/18/15	Citigroup Global Markets	HUF	294,429	1,191,686	1,123,117	(68,569)
Expiring 03/18/15	Citigroup Global Markets	HUF	289,160	1,170,547	1,103,021	(67,526)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HUF	502,959	2,005,590	1,918,569	(87,021)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HUF	473,952	1,907,034	1,807,922	(99,112)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HUF	294,429	1,191,681	1,123,117	(68,564)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HUF	289,160	1,170,554	1,103,021	(67,533)
Indian Rupee,
Expiring 03/18/15	Citigroup Global Markets	INR	171,406	2,727,528	2,671,692	(55,836)
Expiring 03/18/15	Citigroup Global Markets	INR	157,934	2,514,822	2,461,703	(53,119)
Expiring 03/18/15	Citigroup Global Markets	INR	105,545	1,675,330	1,645,122	(30,208)
Expiring 03/18/15	Citigroup Global Markets	INR	105,349	1,677,272	1,642,062	(35,210)
Expiring 03/18/15	Citigroup Global Markets	INR	105,179	1,676,804	1,639,415	(37,389)
Expiring 03/18/15	Citigroup Global Markets	INR	79,118	1,258,852	1,233,211	(25,641)
Expiring 03/18/15	Citigroup Global Markets	INR	52,632	838,461	820,370	(18,091)
Expiring 03/18/15	Citigroup Global Markets	INR	41,800	660,246	651,531	(8,715)
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	171,406	2,727,545	2,671,693	(55,852)
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	157,934	2,514,822	2,461,703	(53,119)
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	105,545	1,675,330	1,645,122	(30,208)
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	105,349	1,677,272	1,642,062	(35,210)
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	105,179	1,676,804	1,639,415	(37,389)
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	79,118	1,258,852	1,233,211	(25,641)
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	60,582	941,445	944,286	2,841
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	52,632	838,461	820,370	(18,091)
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	41,800	660,246	651,531	(8,715)
Indonesian Rupiah,
Expiring 03/18/15	Citigroup Global Markets	IDR	11,808,911	943,058	940,225	(2,833)
Expiring 03/18/15	Citigroup Global Markets	IDR	3,297,005	262,397	262,507	110
Expiring 03/18/15	Citigroup Global Markets	IDR	650,000	51,834	51,753	(81)
Expiring 03/18/15	Credit Suisse First Boston Corp.	IDR	11,808,911	943,059	940,225	(2,834)
Expiring 03/18/15	Credit Suisse First Boston Corp.	IDR	3,297,005	262,397	262,507	110
Expiring 03/18/15	Credit Suisse First Boston Corp.	IDR	2,760,575	217,026	219,796	2,770
Expiring 03/18/15	Credit Suisse First Boston Corp.	IDR	650,000	51,834	51,753	(81)
Israeli Shekel,
Expiring 03/18/15	Citigroup Global Markets	ILS	4,650	1,178,310	1,192,511	14,201
Expiring 03/18/15	Citigroup Global Markets	ILS	4,150	1,059,094	1,064,284	5,190
Expiring 03/18/15	Citigroup Global Markets	ILS	1,600	407,523	410,326	2,803
Expiring 03/18/15	Citigroup Global Markets	ILS	1,200	305,973	307,744	1,771
Expiring 03/18/15	Citigroup Global Markets	ILS	550	140,248	141,050	802
Expiring 03/18/15	Citigroup Global Markets	ILS	200	50,845	51,290	445
Expiring 03/18/15	Credit Suisse First Boston Corp.	ILS	4,650	1,179,852	1,192,511	12,659
Expiring 03/18/15	Credit Suisse First Boston Corp.	ILS	4,150	1,058,609	1,064,284	5,675
Expiring 03/18/15	Credit Suisse First Boston Corp.	ILS	1,600	407,375	410,326	2,951

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Israeli Shekel (cont’d.),
Expiring 03/18/15	Credit Suisse First Boston Corp.	ILS	1,200	$305,722	$307,744	$2,022
Expiring 03/18/15	Credit Suisse First Boston Corp.	ILS	550	140,183	141,049	866
Expiring 03/18/15	Credit Suisse First Boston Corp.	ILS	200	50,872	51,290	418
Malaysian Ringgit,
Expiring 03/18/15	Citigroup Global Markets	MYR	12,493	3,592,634	3,550,163	(42,471)
Expiring 03/18/15	Citigroup Global Markets	MYR	9,988	2,874,343	2,838,321	(36,022)
Expiring 03/18/15	Citigroup Global Markets	MYR	7,435	2,155,765	2,112,943	(42,822)
Expiring 03/18/15	Citigroup Global Markets	MYR	5,617	1,592,032	1,596,249	4,217
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	12,493	3,592,636	3,550,164	(42,472)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	9,988	2,874,343	2,838,321	(36,022)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	7,435	2,155,766	2,112,944	(42,822)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	5,617	1,592,031	1,596,248	4,217
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	956	271,437	271,678	241
Mexican Peso,
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	57	3,851	3,845	(6)
New Taiwanese Dollar,
Expiring 03/18/15	Citigroup Global Markets	TWD	61,042	1,965,288	1,932,571	(32,717)
Expiring 03/18/15	Citigroup Global Markets	TWD	40,949	1,319,650	1,296,428	(23,222)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TWD	61,042	1,965,288	1,932,571	(32,717)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TWD	40,949	1,319,650	1,296,428	(23,222)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TWD	340	10,709	10,765	56
Peruvian Nuevo Sol,
Expiring 03/18/15	Citigroup Global Markets	PEN	100	33,278	32,981	(297)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PEN	100	33,278	32,981	(297)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PEN	100	33,333	32,980	(353)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PEN	100	33,389	32,981	(408)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PEN	100	33,715	32,980	(735)
Philippine Peso,
Expiring 03/18/15	Citigroup Global Markets	PHP	36,000	803,038	801,938	(1,100)
Expiring 03/18/15	Citigroup Global Markets	PHP	29,500	657,386	657,144	(242)
Expiring 03/18/15	Citigroup Global Markets	PHP	21,500	478,312	478,935	623
Expiring 03/18/15	Citigroup Global Markets	PHP	19,000	424,062	423,245	(817)
Expiring 03/18/15	Citigroup Global Markets	PHP	17,000	379,089	378,693	(396)
Expiring 03/18/15	Citigroup Global Markets	PHP	15,000	334,450	334,141	(309)
Expiring 03/18/15	Citigroup Global Markets	PHP	1,000	22,309	22,276	(33)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	36,000	803,039	801,939	(1,100)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	29,500	657,386	657,144	(242)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	21,500	478,312	478,935	623
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	19,000	424,062	423,245	(817)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	17,000	379,089	378,692	(397)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	15,000	334,450	334,141	(309)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	1,000	22,309	22,276	(33)
Polish Zloty,
Expiring 03/18/15	Citigroup Global Markets	PLN	5,500	1,575,266	1,548,075	(27,191)
Expiring 03/18/15	Citigroup Global Markets	PLN	4,734	1,396,749	1,332,541	(64,208)
Expiring 03/18/15	Citigroup Global Markets	PLN	2,797	831,786	787,336	(44,450)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PLN	5,500	1,574,828	1,548,075	(26,753)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PLN	4,734	1,396,753	1,332,541	(64,212)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PLN	2,797	831,789	787,336	(44,453)
Russian Ruble,
Expiring 03/18/15	Citigroup Global Markets	RUB	113,000	2,080,455	1,779,122	(301,333)
Expiring 03/18/15	Citigroup Global Markets	RUB	60,500	1,089,661	952,539	(137,122)
Expiring 03/18/15	Citigroup Global Markets	RUB	42,000	571,675	661,266	89,591
Expiring 03/18/15	Citigroup Global Markets	RUB	36,000	586,548	566,800	(19,748)
Expiring 03/18/15	Citigroup Global Markets	RUB	21,000	350,293	330,633	(19,660)
Expiring 03/18/15	Citigroup Global Markets	RUB	19,500	336,713	307,016	(29,697)
Expiring 03/18/15	Citigroup Global Markets	RUB	15,000	309,428	236,166	(73,262)
Expiring 03/18/15	Citigroup Global Markets	RUB	14,000	244,073	220,422	(23,651)
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	113,000	2,080,477	1,779,122	(301,355)

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Russian Ruble (cont’d.),
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	60,500	$1,089,744	$952,539	$(137,205)
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	42,000	573,383	661,266	87,883
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	36,000	586,550	566,800	(19,750)
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	21,000	350,294	330,633	(19,661)
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	19,500	336,786	307,017	(29,769)
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	15,000	309,446	236,166	(73,280)
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	14,000	244,074	220,422	(23,652)
Singapore Dollar,
Expiring 03/18/15	Citigroup Global Markets	SGD	4,800	3,648,170	3,618,883	(29,287)
Expiring 03/18/15	Citigroup Global Markets	SGD	2,975	2,279,900	2,242,954	(36,946)
Expiring 03/18/15	Citigroup Global Markets	SGD	535	406,157	403,355	(2,802)
Expiring 03/18/15	Citigroup Global Markets	SGD	465	355,329	350,579	(4,750)
Expiring 03/18/15	Citigroup Global Markets	SGD	195	149,994	147,017	(2,977)
Expiring 03/18/15	Citigroup Global Markets	SGD	190	145,005	143,247	(1,758)
Expiring 03/18/15	Citigroup Global Markets	SGD	185	140,860	139,477	(1,383)
Expiring 03/18/15	Citigroup Global Markets	SGD	170	129,607	128,169	(1,438)
Expiring 03/18/15	Citigroup Global Markets	SGD	125	95,209	94,241	(968)
Expiring 03/18/15	Citigroup Global Markets	SGD	15	11,331	11,309	(22)
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	4,800	3,647,161	3,618,883	(28,278)
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	2,975	2,279,170	2,242,953	(36,217)
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	535	406,204	403,355	(2,849)
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	465	355,182	350,579	(4,603)
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	195	150,002	147,017	(2,985)
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	190	144,932	143,247	(1,685)
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	185	140,800	139,477	(1,323)
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	170	129,558	128,169	(1,389)
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	125	95,166	94,242	(924)
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	15	11,330	11,309	(21)
South African Rand,
Expiring 03/18/15	Citigroup Global Markets	ZAR	10,300	879,351	879,087	(264)
Expiring 03/18/15	Citigroup Global Markets	ZAR	7,316	653,775	624,412	(29,363)
Expiring 03/18/15	Citigroup Global Markets	ZAR	6,725	591,633	573,923	(17,710)
Expiring 03/18/15	Citigroup Global Markets	ZAR	6,550	579,373	559,031	(20,342)
Expiring 03/18/15	Citigroup Global Markets	ZAR	6,284	538,536	536,351	(2,185)
Expiring 03/18/15	Citigroup Global Markets	ZAR	5,848	512,917	499,073	(13,844)
Expiring 03/18/15	Citigroup Global Markets	ZAR	5,751	495,341	490,858	(4,483)
Expiring 03/18/15	Citigroup Global Markets	ZAR	5,050	450,369	431,009	(19,360)
Expiring 03/18/15	Citigroup Global Markets	ZAR	3,900	342,942	332,859	(10,083)
Expiring 03/18/15	Citigroup Global Markets	ZAR	50	4,473	4,268	(205)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	10,300	879,478	879,088	(390)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	7,316	653,777	624,412	(29,365)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	6,725	591,634	573,922	(17,712)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	6,550	579,341	559,031	(20,310)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	6,284	538,536	536,351	(2,185)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	5,848	512,918	499,073	(13,845)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	5,751	495,342	490,858	(4,484)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	5,050	450,330	431,009	(19,321)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	3,900	342,929	332,858	(10,071)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	64	5,427	5,462	35
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	50	4,472	4,267	(205)
South Korean Won,
Expiring 03/18/15	Citigroup Global Markets	KRW	3,070,000	2,775,239	2,783,138	7,899
Expiring 03/18/15	Citigroup Global Markets	KRW	2,630,000	2,403,175	2,384,251	(18,924)
Expiring 03/18/15	Citigroup Global Markets	KRW	2,375,000	2,156,284	2,153,079	(3,205)
Expiring 03/18/15	Citigroup Global Markets	KRW	2,075,000	1,874,474	1,881,111	6,637
Expiring 03/18/15	Citigroup Global Markets	KRW	1,490,000	1,363,503	1,350,774	(12,729)
Expiring 03/18/15	Citigroup Global Markets	KRW	740,000	671,160	670,854	(306)
Expiring 03/18/15	Citigroup Global Markets	KRW	655,000	583,650	593,797	10,147
Expiring 03/18/15	Citigroup Global Markets	KRW	520,000	469,502	471,411	1,909

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
South Korean Won (cont’d.),
Expiring 03/18/15	Citigroup Global Markets	KRW	210,000	$187,868	$190,378	$2,510
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	3,070,000	2,775,238	2,783,137	7,899
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	2,630,000	2,402,792	2,384,252	(18,540)
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	2,375,000	2,156,283	2,153,078	(3,205)
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	2,075,000	1,874,478	1,881,111	6,633
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	1,490,000	1,363,523	1,350,774	(12,749)
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	740,000	671,160	670,853	(307)
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	655,000	583,650	593,796	10,146
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	520,000	469,503	471,411	1,908
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	210,000	187,868	190,378	2,510
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	62,135	55,977	56,329	352
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	3,168	2,872	2,872	—
Thai Baht,
Expiring 03/18/15	Citigroup Global Markets	THB	2,500	74,538	75,705	1,167
Expiring 03/18/15	Citigroup Global Markets	THB	2,000	60,296	60,564	268
Expiring 03/18/15	Citigroup Global Markets	THB	1,000	29,931	30,282	351
Expiring 03/18/15	Citigroup Global Markets	THB	500	15,069	15,141	72
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	18,211	548,194	551,467	3,273
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	2,500	74,538	75,705	1,167
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	2,000	60,296	60,564	268
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	1,000	29,878	30,283	405
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	1,000	29,931	30,282	351
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	500	15,069	15,141	72
Turkish Lira,
Expiring 03/18/15	Citigroup Global Markets	TRY	6,768	2,968,154	2,849,775	(118,379)
Expiring 03/18/15	Citigroup Global Markets	TRY	5,889	2,603,624	2,479,748	(123,876)
Expiring 03/18/15	Citigroup Global Markets	TRY	3,621	1,571,316	1,524,788	(46,528)
Expiring 03/18/15	Citigroup Global Markets	TRY	3,465	1,504,818	1,459,059	(45,759)
Expiring 03/18/15	Citigroup Global Markets	TRY	3,374	1,484,040	1,420,696	(63,344)
Expiring 03/18/15	Citigroup Global Markets	TRY	3,299	1,445,020	1,389,062	(55,958)
Expiring 03/18/15	Citigroup Global Markets	TRY	3,126	1,369,383	1,316,123	(53,260)
Expiring 03/18/15	Citigroup Global Markets	TRY	2,964	1,276,307	1,248,062	(28,245)
Expiring 03/18/15	Citigroup Global Markets	TRY	1,250	542,151	526,371	(15,780)
Expiring 03/18/15	Citigroup Global Markets	TRY	100	43,821	42,110	(1,711)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	6,768	2,968,161	2,849,775	(118,386)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	5,889	2,603,630	2,479,747	(123,883)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	3,621	1,571,320	1,524,788	(46,532)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	3,465	1,504,822	1,459,059	(45,763)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	3,374	1,484,044	1,420,697	(63,347)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	3,299	1,445,023	1,389,061	(55,962)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	3,126	1,369,387	1,316,124	(53,263)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	2,964	1,276,314	1,248,061	(28,253)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	1,250	542,026	526,370	(15,656)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	123	52,163	51,795	(368)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	100	43,831	42,110	(1,721)

				$216,872,611	$212,086,399	(4,786,212)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 03/18/15	Citigroup Global Markets	BRL	6,700	$2,467,783	$2,467,022	$761
Expiring 03/18/15	Citigroup Global Markets	BRL	3,300	1,216,293	1,215,100	1,193
Expiring 03/18/15	Citigroup Global Markets	BRL	3,088	1,163,551	1,137,100	26,451
Expiring 03/18/15	Citigroup Global Markets	BRL	2,601	979,125	957,660	21,465
Expiring 03/18/15	Citigroup Global Markets	BRL	2,500	899,532	920,530	(20,998)
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	6,700	2,466,422	2,467,022	(600)

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real (cont’d.),
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	3,300	$1,216,337	$1,215,101	$1,236
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	3,088	1,163,545	1,137,100	26,445
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	2,601	979,120	957,660	21,460
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	2,500	899,560	920,531	(20,971)
Expiring 03/18/15	Credit Suisse First Boston Corp.	BRL	2,000	733,138	736,425	(3,287)
Chilean Peso,
Expiring 03/18/15	Citigroup Global Markets	CLP	1,035,528	1,685,860	1,693,760	(7,900)
Expiring 03/18/15	Citigroup Global Markets	CLP	840,957	1,362,639	1,375,510	(12,871)
Expiring 03/18/15	Citigroup Global Markets	CLP	777,953	1,264,238	1,272,457	(8,219)
Expiring 03/18/15	Credit Suisse First Boston Corp.	CLP	1,035,528	1,685,859	1,693,760	(7,901)
Expiring 03/18/15	Credit Suisse First Boston Corp.	CLP	840,957	1,362,638	1,375,510	(12,872)
Expiring 03/18/15	Credit Suisse First Boston Corp.	CLP	777,953	1,264,245	1,272,458	(8,213)
Expiring 03/18/15	Credit Suisse First Boston Corp.	CLP	21,205	34,502	34,684	(182)
Expiring 03/18/15	Credit Suisse First Boston Corp.	CLP	9	15	15	—
Colombian Peso,
Expiring 03/18/15	Citigroup Global Markets	COP	2,350,000	1,008,865	984,702	24,163
Expiring 03/18/15	Citigroup Global Markets	COP	1,400,000	613,005	586,631	26,374
Expiring 03/18/15	Citigroup Global Markets	COP	1,350,000	617,834	565,680	52,154
Expiring 03/18/15	Citigroup Global Markets	COP	1,005,000	438,882	421,118	17,764
Expiring 03/18/15	Credit Suisse First Boston Corp.	COP	2,350,000	1,008,895	984,702	24,193
Expiring 03/18/15	Credit Suisse First Boston Corp.	COP	1,400,000	613,007	586,631	26,376
Expiring 03/18/15	Credit Suisse First Boston Corp.	COP	1,350,000	617,835	565,679	52,156
Expiring 03/18/15	Credit Suisse First Boston Corp.	COP	1,005,000	438,881	421,117	17,764
Hong Kong Dollar,
Expiring 03/18/15	Citigroup Global Markets	HKD	6,950	896,330	896,207	123
Expiring 03/18/15	Citigroup Global Markets	HKD	5,350	689,902	689,887	15
Expiring 03/18/15	Citigroup Global Markets	HKD	4,850	625,292	625,411	(119)
Expiring 03/18/15	Citigroup Global Markets	HKD	4,350	561,097	560,935	162
Expiring 03/18/15	Citigroup Global Markets	HKD	3,500	451,374	451,328	46
Expiring 03/18/15	Citigroup Global Markets	HKD	2,450	315,922	315,930	(8)
Expiring 03/18/15	Citigroup Global Markets	HKD	2,350	303,031	303,034	(3)
Expiring 03/18/15	Citigroup Global Markets	HKD	850	109,618	109,608	10
Expiring 03/18/15	Citigroup Global Markets	HKD	750	96,724	96,713	11
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	15,305	1,972,370	1,973,591	(1,221)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	6,950	896,469	896,207	262
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	5,350	689,955	689,887	68
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	4,850	625,298	625,412	(114)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	4,350	561,110	560,936	174
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	3,500	451,396	451,328	68
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	2,450	315,925	315,929	(4)
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	2,350	303,035	303,034	1
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	850	109,627	109,608	19
Expiring 03/18/15	Credit Suisse First Boston Corp.	HKD	750	96,728	96,713	15
Hungarian Forint,
Expiring 03/18/15	Citigroup Global Markets	HUF	30,000	118,713	114,437	4,276
Expiring 03/18/15	Citigroup Global Markets	HUF	5,000	20,005	19,073	932
Expiring 03/18/15	Credit Suisse First Boston Corp.	HUF	30,000	118,724	114,437	4,287
Expiring 03/18/15	Credit Suisse First Boston Corp.	HUF	5,000	20,008	19,073	935
Indian Rupee,
Expiring 03/18/15	Citigroup Global Markets	INR	143,000	2,235,939	2,228,928	7,011
Expiring 03/18/15	Citigroup Global Markets	INR	76,000	1,171,342	1,184,605	(13,263)
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	143,000	2,235,929	2,228,928	7,001
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	76,000	1,171,297	1,184,605	(13,308)
Expiring 03/18/15	Credit Suisse First Boston Corp.	INR	282	4,375	4,395	(20)
Indonesian Rupiah,
Expiring 03/18/15	Citigroup Global Markets	IDR	3,450,000	270,269	274,689	(4,420)
Expiring 03/18/15	Citigroup Global Markets	IDR	1,800,000	136,942	143,316	(6,374)
Expiring 03/18/15	Credit Suisse First Boston Corp.	IDR	3,450,000	270,269	274,689	(4,420)

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Indonesian Rupiah (cont’d.),
Expiring 03/18/15	Credit Suisse First Boston Corp.	IDR	1,800,000	$136,943	$143,316	$(6,373)
Israeli Shekel,
Expiring 03/18/15	Citigroup Global Markets	ILS	9,460	2,390,702	2,425,933	(35,231)
Expiring 03/18/15	Citigroup Global Markets	ILS	8,890	2,231,507	2,279,735	(48,228)
Expiring 03/18/15	Citigroup Global Markets	ILS	8,251	2,083,374	2,116,005	(32,631)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ILS	9,460	2,390,688	2,425,934	(35,246)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ILS	8,890	2,231,499	2,279,735	(48,236)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ILS	8,251	2,083,367	2,116,005	(32,638)
Malaysian Ringgit,
Expiring 03/18/15	Citigroup Global Markets	MYR	4,750	1,352,240	1,349,861	2,379
Expiring 03/18/15	Citigroup Global Markets	MYR	3,850	1,094,965	1,094,099	866
Expiring 03/18/15	Citigroup Global Markets	MYR	3,800	1,094,367	1,079,889	14,478
Expiring 03/18/15	Citigroup Global Markets	MYR	3,450	977,836	980,425	(2,589)
Expiring 03/18/15	Citigroup Global Markets	MYR	3,400	965,533	966,217	(684)
Expiring 03/18/15	Citigroup Global Markets	MYR	3,100	881,322	880,962	360
Expiring 03/18/15	Citigroup Global Markets	MYR	2,500	713,823	710,454	3,369
Expiring 03/18/15	Citigroup Global Markets	MYR	2,450	726,246	696,244	30,002
Expiring 03/18/15	Citigroup Global Markets	MYR	2,300	653,134	653,617	(483)
Expiring 03/18/15	Citigroup Global Markets	MYR	1,600	461,720	454,690	7,030
Expiring 03/18/15	Citigroup Global Markets	MYR	1,050	301,790	298,390	3,400
Expiring 03/18/15	Citigroup Global Markets	MYR	850	241,031	241,554	(523)
Expiring 03/18/15	Citigroup Global Markets	MYR	750	212,554	213,136	(582)
Expiring 03/18/15	Citigroup Global Markets	MYR	100	28,282	28,418	(136)
Expiring 03/18/15	Citigroup Global Markets	MYR	50	14,819	14,209	610
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	4,750	1,352,240	1,349,862	2,378
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	3,850	1,094,989	1,094,099	890
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	3,800	1,094,397	1,079,889	14,508
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	3,450	977,836	980,426	(2,590)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	3,400	965,515	966,217	(702)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	3,100	881,323	880,963	360
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	2,500	713,817	710,453	3,364
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	2,450	726,246	696,244	30,002
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	2,300	653,134	653,617	(483)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	1,600	461,721	454,690	7,031
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	1,050	301,790	298,391	3,399
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	850	241,031	241,554	(523)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	750	212,554	213,136	(582)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	100	28,282	28,418	(136)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MYR	50	14,819	14,209	610
Mexican Peso,
Expiring 03/18/15	Citigroup Global Markets	MXN	36,400	2,449,698	2,455,286	(5,588)
Expiring 03/18/15	Citigroup Global Markets	MXN	35,550	2,411,204	2,397,950	13,254
Expiring 03/18/15	Citigroup Global Markets	MXN	29,300	1,968,182	1,976,370	(8,188)
Expiring 03/18/15	Citigroup Global Markets	MXN	22,650	1,554,500	1,527,808	26,692
Expiring 03/18/15	Citigroup Global Markets	MXN	19,200	1,327,391	1,295,095	32,296
Expiring 03/18/15	Citigroup Global Markets	MXN	18,050	1,269,488	1,217,525	51,963
Expiring 03/18/15	Citigroup Global Markets	MXN	16,350	1,129,662	1,102,855	26,807
Expiring 03/18/15	Citigroup Global Markets	MXN	12,150	856,869	819,552	37,317
Expiring 03/18/15	Citigroup Global Markets	MXN	1,184	83,504	79,831	3,673
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	36,400	2,450,153	2,455,286	(5,133)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	35,550	2,412,595	2,397,951	14,644
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	29,300	1,968,609	1,976,370	(7,761)
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	22,650	1,554,690	1,527,808	26,882
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	19,200	1,327,481	1,295,096	32,385
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	18,050	1,269,612	1,217,525	52,087
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	16,350	1,129,803	1,102,855	26,948
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	12,150	857,056	819,553	37,503
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	3,884	262,282	261,987	295

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso (cont’d.),
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	1,184	$83,504	$79,830	$3,674
Expiring 03/18/15	Credit Suisse First Boston Corp.	MXN	160	10,807	10,792	15
New Taiwanese Dollar,
Expiring 03/18/15	Credit Suisse First Boston Corp.	TWD	6,168	194,207	195,279	(1,072)
Peruvian Nuevo Sol,
Expiring 03/18/15	Citigroup Global Markets	PEN	60	19,780	19,623	157
Expiring 03/18/15	Credit Suisse First Boston Corp.	PEN	100	33,523	32,980	543
Expiring 03/18/15	Credit Suisse First Boston Corp.	PEN	100	33,473	32,981	492
Expiring 03/18/15	Credit Suisse First Boston Corp.	PEN	100	33,333	32,980	353
Expiring 03/18/15	Credit Suisse First Boston Corp.	PEN	100	33,322	32,981	341
Expiring 03/18/15	Credit Suisse First Boston Corp.	PEN	100	33,168	32,981	187
Expiring 03/18/15	Credit Suisse First Boston Corp.	PEN	60	19,781	19,624	157
Philippine Peso,
Expiring 03/18/15	Citigroup Global Markets	PHP	53,595	1,193,634	1,193,874	(240)
Expiring 03/18/15	Citigroup Global Markets	PHP	53,436	1,191,760	1,190,339	1,421
Expiring 03/18/15	Citigroup Global Markets	PHP	49,676	1,109,943	1,106,581	3,362
Expiring 03/18/15	Citigroup Global Markets	PHP	41,051	919,391	914,455	4,936
Expiring 03/18/15	Citigroup Global Markets	PHP	40,142	895,222	894,205	1,017
Expiring 03/18/15	Citigroup Global Markets	PHP	26,834	598,709	597,762	947
Expiring 03/18/15	Citigroup Global Markets	PHP	26,827	596,819	597,604	(785)
Expiring 03/18/15	Citigroup Global Markets	PHP	26,690	595,876	594,536	1,340
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	53,595	1,193,634	1,193,874	(240)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	53,436	1,191,759	1,190,339	1,420
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	49,676	1,109,943	1,106,581	3,362
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	41,051	919,391	914,456	4,935
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	40,142	895,221	894,204	1,017
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	26,834	598,708	597,761	947
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	26,827	596,819	597,604	(785)
Expiring 03/18/15	Credit Suisse First Boston Corp.	PHP	26,690	595,876	594,536	1,340
Polish Zloty,
Expiring 03/18/15	Credit Suisse First Boston Corp.	PLN	2,925	825,106	823,295	1,811
Russian Ruble,
Expiring 03/18/15	Citigroup Global Markets	RUB	71,335	1,297,991	1,123,123	174,868
Expiring 03/18/15	Citigroup Global Markets	RUB	60,453	1,069,962	951,800	118,162
Expiring 03/18/15	Citigroup Global Markets	RUB	60,352	1,065,166	950,213	114,953
Expiring 03/18/15	Citigroup Global Markets	RUB	57,483	782,263	905,030	(122,767)
Expiring 03/18/15	Citigroup Global Markets	RUB	56,378	973,450	887,633	85,817
Expiring 03/18/15	Citigroup Global Markets	RUB	15,000	320,569	236,167	84,402
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	71,335	1,297,988	1,123,123	174,865
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	60,453	1,069,959	951,799	118,160
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	60,352	1,065,160	950,214	114,946
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	57,483	790,304	905,030	(114,726)
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	56,378	973,447	887,632	85,815
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	15,000	320,571	236,166	84,405
Singapore Dollar,
Expiring 03/18/15	Citigroup Global Markets	SGD	7,330	5,584,848	5,526,021	58,827
Expiring 03/18/15	Citigroup Global Markets	SGD	5,508	4,187,686	4,152,416	35,270
Expiring 03/18/15	Citigroup Global Markets	SGD	2,447	1,860,839	1,844,816	16,023
Expiring 03/18/15	Citigroup Global Markets	SGD	2,262	1,724,854	1,705,450	19,404
Expiring 03/18/15	Citigroup Global Markets	SGD	1,850	1,398,814	1,395,048	3,766
Expiring 03/18/15	Citigroup Global Markets	SGD	1,825	1,396,993	1,375,801	21,192
Expiring 03/18/15	Citigroup Global Markets	SGD	1,238	934,993	933,001	1,992
Expiring 03/18/15	Citigroup Global Markets	SGD	1,226	930,704	924,374	6,330
Expiring 03/18/15	Citigroup Global Markets	SGD	280	214,818	211,101	3,717
Expiring 03/18/15	Citigroup Global Markets	SGD	100	75,816	75,394	422
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	7,330	5,584,835	5,526,020	58,815
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	5,508	4,187,676	4,152,415	35,261
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	2,447	1,860,835	1,844,816	16,019

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Singapore Dollar (cont’d.),
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	2,262	$1,724,851	$1,705,451	$19,400
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	1,850	1,398,810	1,395,047	3,763
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	1,825	1,396,990	1,375,801	21,189
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	1,238	934,988	933,001	1,987
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	1,226	930,702	924,374	6,328
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	280	214,844	211,102	3,742
Expiring 03/18/15	Credit Suisse First Boston Corp.	SGD	100	75,826	75,393	433
South African Rand,
Expiring 03/18/15	Citigroup Global Markets	ZAR	4,900	411,046	418,207	(7,161)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	7,201	610,358	614,593	(4,235)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	4,900	411,059	418,207	(7,148)
Expiring 03/18/15	Credit Suisse First Boston Corp.	ZAR	649	55,173	55,391	(218)
South Korean Won,
Expiring 03/18/15	Citigroup Global Markets	KRW	3,223,987	2,913,400	2,922,736	(9,336)
Expiring 03/18/15	Citigroup Global Markets	KRW	2,585,000	2,308,951	2,343,456	(34,505)
Expiring 03/18/15	Citigroup Global Markets	KRW	715,000	642,990	648,190	(5,200)
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	3,223,987	2,913,434	2,922,736	(9,302)
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	2,585,000	2,308,915	2,343,456	(34,541)
Expiring 03/18/15	Credit Suisse First Boston Corp.	KRW	715,000	642,990	648,190	(5,200)
Thai Baht,
Expiring 03/18/15	Citigroup Global Markets	THB	1,604	48,327	48,557	(230)
Expiring 03/18/15	Citigroup Global Markets	THB	1,000	30,275	30,282	(7)
Expiring 03/18/15	Citigroup Global Markets	THB	1,000	30,248	30,282	(34)
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	4,000	120,773	121,128	(355)
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	1,604	48,327	48,557	(230)
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	1,000	30,275	30,282	(7)
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	1,000	30,248	30,282	(34)
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	1,000	30,066	30,282	(216)
Expiring 03/18/15	Credit Suisse First Boston Corp.	THB	1,000	29,934	30,282	(348)
Turkish Lira,
Expiring 03/18/15	Citigroup Global Markets	TRY	6,300	2,661,583	2,652,906	8,677
Expiring 03/18/15	Citigroup Global Markets	TRY	3,800	1,574,036	1,600,165	(26,129)
Expiring 03/18/15	Citigroup Global Markets	TRY	1,700	750,771	715,864	34,907
Expiring 03/18/15	Citigroup Global Markets	TRY	350	144,186	147,383	(3,197)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	6,300	2,661,194	2,652,907	8,287
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	3,800	1,574,734	1,600,166	(25,432)
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	1,700	751,120	715,864	35,256
Expiring 03/18/15	Credit Suisse First Boston Corp.	TRY	350	144,216	147,384	(3,168)

				$192,365,726	$190,720,801	1,644,925

						$(3,141,287)

Total return swap agreements outstanding at December 31, 2014:

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	01/29/15	HKD	365	Pay or receive amounts based on market value fluctuation of HSCEI China Index Future	$189,065	$—	$189,065
Goldman Sachs & Co.	01/29/15		1,910	Pay or receive amounts based on market value fluctuation of MSCI Taiwan Index Future	99,137	—	99,137
				Pay or receive amounts based on market value fluctuation of TA25
Goldman Sachs & Co.	01/30/15		1,390	Index Future	(124,773)	—	(124,773)

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	02/18/15	—	(r)	Pay or receive amounts based on market value fluctuation of Bovespa Index Future	$74,092	$—	$74,092
Morgan Stanley	01/21/15	2,440		Pay or receive amounts based on market value fluctuation of TAIEX Index Future	121,518	—	121,518
Morgan Stanley	03/20/15	(1)		Pay or receive amounts based on market value fluctuation of WIG 20 Index Future	246	—	246

					$359,285	$—	$359,285

(r)	Less than $500 par.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1–	quoted prices generally in active markets for identical securities.
Level 2–	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3–	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Brazil	$15,267,568	$—	$—
Chile	4,270,237	—	—
China	908,616	45,991,948	—
Hong Kong	—	5,453,344	—
Hungary	—	400,495	—
India	16,124,483	—	—
Indonesia	—	7,357,069	—
Malaysia	239,550	9,391,988	—
Mexico	13,096,000	—	—
Peru	914,898	—	—
Poland	—	4,971,648	—
Russia	8,415,631	—	—
South Africa	501,800	19,174,152	—
South Korea	3,380,589	32,728,172	—
Taiwan	4,310,388	25,614,006	—
Thailand	—	5,942,768	—
Turkey	—	5,272,439	—
United States	341,220	—	—
Preferred Stocks
Brazil	7,078,731	—	—
Rights
Taiwan	—	15,676	—
Affiliated Money Market Mutual Fund	32,520,037	—	—
Other Financial Instruments*
Futures	(240,583)	—	—
Foreign Forward Currency Contracts	—	(3,141,287)	—
Total Return Swaps	—	359,285	—

Total	$107,129,165	$159,531,703	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Banks	13.8%
Affiliated Money Market Mutual Fund (3.2% represents investments purchased with collateral from securities on loan)	12.3
Wireless Telecommunication Services	8.8
Oil, Gas & Consumable Fuels	6.3
Semiconductors & Semiconductor Equipment	6.2
Technology Hardware, Storage & Peripherals	4.5
Electric Utilities	4.2
Insurance	3.5
IT Services	2.6
Electronic Equipment, Instruments & Components	2.6
Food Products	2.4
Pharmaceuticals	2.3
Transportation Infrastructure	2.2
Diversified Financial Services	2.2
Airlines	2.1
Automobiles	2.1
Internet Software & Services	1.8
Chemicals	1.8
Metals & Mining	1.5
Food & Staples Retailing	1.5
Media	1.5
Real Estate Management & Development	1.4
Diversified Telecommunication Services	1.4
Beverages	1.3
Specialty Retail	1.2

Industrial Conglomerates	1.2%
Health Care Providers & Services	1.1
Independent Power & Renewable Electricity Producers	0.9
Capital Markets	0.9
Construction & Engineering	0.7
Personal Products	0.6
Gas Utilities	0.6
Consumer Finance	0.5
Trading Companies & Distributors	0.5
Real Estate Investment Trusts (REITs)	0.5
Construction Materials	0.4
Marine	0.4
Electrical Equipment	0.4
Diversified Consumer Services	0.4
Software	0.3
Household Products	0.2
Textiles, Apparel & Luxury Goods	0.2
Distributors	0.1
Auto Components	0.1
Hotels, Restaurants & Leisure	0.1
Paper & Forest Products	0.1
Air Freight & Logistics	0.1
Water Utilities	0.1
Machinery	0.1
Energy Equipment & Services	0.1
Multiline Retail	0.1

102.2
Liabilities in excess of other assets	(2.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risks associated with derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$2,823,492		Unrealized depreciation on foreign currency forward contracts	$5,964,779
Equity contracts	Due from/to broker-variation margin futures	175,177	*	Due from/to broker-variation margin futures	415,760	*
Equity contracts	Unaffiliated investments	15,676		—	—
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	484,058		Unrealized depreciation on over-the-counter swap agreements	124,773

Total		$3,498,403			$6,505,312

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$—	$—	$2,087,214	$2,087,214
Equity contracts	12,504	3,154,906	(479,146)	—	2,688,264

Total	$12,504	$3,154,906	$(479,146)	$2,087,214	$4,775,478

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Swaps	Forward Currency Contracts(4)	Total
Foreign exchange contracts	$—	$—	$—	$(2,872,206)	$(2,872,206)
Equity contracts	15,676	(619,692)	146,171	—	(457,845)

Total	$15,676	$(619,692)	$146,171	$(2,872,206)	$(3,330,051)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Total Return Swap Agreements(4)
$15,472,166	$20,208,326	$199,228,442	$178,250,614	$1,174,596

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Citigroup Global Markets	$1,395,650	$(1,395,650)	$—	$—
Credit Suisse First Boston Corp.	1,427,842	(1,427,842)	—	—
Goldman Sachs & Co.	288,202	(124,773)	—	163,429
Morgan Stanley	195,856	—	—	195,856

	$3,307,550

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Citigroup Global Markets	$(2,981,791)	$1,395,650	$1,570,000	$(16,141)
Credit Suisse First Boston Corp.	(2,982,988)	1,427,842	1,530,000	(25,146)
Goldman Sachs & Co.	(124,773)	124,773	—	—
Morgan Stanley	—	—	—	—

	$(6,089,552)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $8,055,069:
Unaffiliated investments (cost $242,853,939)	$237,163,416
Affiliated investments (cost $32,520,037)	32,520,037
Foreign currency, at value (cost $2,104,008)	2,096,625
Deposit with broker	5,642,892
Unrealized appreciation on foreign currency forward contracts	2,823,492
Receivable for investments sold	2,351,874
Unrealized appreciation on over-the-counter swap agreements	484,058
Dividends receivable	184,170
Tax reclaim receivable	102,200
Due from broker-variation margin futures	33,037
Receivable for fund share sold	9,364
Prepaid expenses	2,309

Total Assets	283,413,474

LIABILITIES:
Payable to broker for collateral for securities on loan	8,333,792
Unrealized depreciation on foreign currency forward contracts	5,964,779
Payable for investments purchased	4,295,443
Payable to custodian	530,902
Accrued expenses and other liabilities	143,017
Advisory fees payable	125,502
Unrealized depreciation on over-the-counter swap agreements	124,773
Due to broker-variation margin futures	68,595
Distribution fee payable	4,351
Payable for fund share repurchased	1,877
Foreign withholding taxes payable	727
Affiliated transfer agent fee payable	361

Total Liabilities	19,594,119

NET ASSETS	$263,819,355

Net assets were comprised of:
Paid-in capital	$265,735,864
Retained earnings	(1,916,509)

Net assets, December 31, 2014	$263,819,355

Net asset value and redemption price per share, $263,819,355 / 26,595,134 outstanding shares of beneficial interest	$9.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $865,423 foreign withholding tax)	$6,454,758
Affiliated dividend income	21,836
Affiliated income from securities lending, net	20,877

6,497,471

EXPENSES
Advisory fees	2,820,230
Distribution fee	258,737
Custodian and accounting fees	304,000
Audit fee	35,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	33,342

Total expenses	3,497,309

NET INVESTMENT INCOME	3,000,162

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(250,645)
Futures transactions	3,154,906
Swap agreements transactions	(479,146)
Foreign currency transactions	2,221,988

4,647,103

Net change in unrealized appreciation (depreciation) on:
Investments	(7,605,071)
Futures	(619,692)
Swap agreements	146,171
Foreign currencies	(2,879,808)

(10,958,400)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(6,311,297)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,311,135)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	February 25, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,000,162	$2,137,384
Net realized gain (loss) on investment and foreign currency transactions	4,647,103	(2,978,772)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,958,400)	2,236,014

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,311,135)	1,394,626

FUND SHARE TRANSACTIONS:
Fund share sold [11,019,848 and 28,651,225 shares, respectively]	107,417,872	286,762,913
Fund share repurchased [1,484,373 and 11,591,566 shares, respectively]	(15,023,100)	(113,421,821)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	92,394,772	173,341,092

TOTAL INCREASE IN NET ASSETS	89,083,637	174,735,718
NET ASSETS:
Beginning of period	174,735,718	—

End of period	$263,819,355	$174,735,718

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK ISHARES ETF PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.1%
EXCHANGE TRADED FUNDS	Shares	Value (Note 2)
iShares 1-3 Year Credit Bond ETF(a)	462,712	$48,668,048
iShares Core S&P 500 ETF	189,391	39,184,998
iShares Core U.S. Aggregate Bond ETF	420,589	46,315,261
iShares iBoxx $ High Yield Corporate Bond ETF	78,045	6,992,832
iShares Intermediate Credit Bond ETF(a)	144,825	15,833,717
iShares MSCI EAFE ETF(a)	445,333	27,094,060
iShares MSCI EMU ETF	270,629	9,831,951
iShares MSCI Japan ETF	460,597	5,177,110
iShares Russell 2000 ETF(a)	96,708	11,573,046
iShares U.S. Financials ETF(a)	57,663	5,201,203
iShares U.S. Healthcare ETF(a)	36,014	5,190,698
iShares U.S. Oil & Gas Exploration & Production ETF	64,506	4,608,309
iShares U.S. Technology ETF	49,514	5,169,262

TOTAL EXCHANGE TRADED FUNDS (cost $226,720,141)		230,840,495

SHORT-TERM INVESTMENT — 22.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $52,943,594; includes $49,449,398 of cash collateral for securities on loan)(b)(w)(Note 4)	52,943,594	52,943,594

TOTAL INVESTMENTS — 121.9% (cost $279,663,735)		283,784,089
Liabilities in excess of other assets — (21.9)%		(50,894,728)

NET ASSETS — 100.0%		$232,889,361

See the Glossary for abbreviations used in the Portfolio descriptions.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $48,135,036; cash collateral of $49,449,398 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK ISHARES ETF PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$230,840,495	$—	$—
Affiliated Money Market Mutual Fund	52,943,594	—	—

Total	$283,784,089	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Exchange Traded Funds	99.1%
Affiliated Money Market Mutual Fund (21.2% represents investments purchased with collateral from securities on loan)	22.8

121.9
Liabilities in excess of other assets	(21.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BLACKROCK ISHARES ETF PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $48,135,036:
Unaffiliated investments (cost $226,720,141)	$230,840,495
Affiliated investments (cost $52,943,594)	52,943,594
Receivable for fund share sold	320,776
Receivable for investments sold	94,331
Dividends and interest receivable	16,073
Prepaid expenses	1,408

Total Assets	284,216,677

LIABILITIES:
Payable to broker for collateral for securities on loan	49,449,398
Payable for investments purchased	1,797,761
Advisory fees payable	40,347
Accrued expenses and other liabilities	35,626
Distribution fee payable	3,823
Affiliated transfer agent fee payable	361

Total Liabilities	51,327,316

NET ASSETS	$232,889,361

Net assets were comprised of:
Paid-in capital	$222,104,878
Retained earnings	10,784,483

Net assets, December 31, 2014	$232,889,361

Net asset value and redemption price per share, $232,889,361 / 21,173,903 outstanding shares of beneficial interest	$11.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income	$3,949,706
Affiliated income from securities lending, net	240,422
Affiliated dividend income	6,233
Interest income	64

4,196,425

EXPENSES
Advisory fees	1,530,150
Distribution fee	171,927
Custodian and accounting fees	45,000
Audit fee	30,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Commitment fee on syndicated credit agreement	2,000
Shareholders’ reports	2,000
Insurance expenses	1,000
Miscellaneous	11,914

Total expenses	1,822,991
Less: advisory fee waivers and/or expense reimbursement	(423,646)

Net expenses	1,399,345

NET INVESTMENT INCOME	2,797,080

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	2,974,412
Net change in unrealized appreciation (depreciation) on investments	(307,524)

NET GAIN ON INVESTMENTS	2,666,888

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,463,968

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	April 29, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,797,080	$818,905
Net realized gain on investment transactions	2,974,412	73,732
Net change in unrealized appreciation (depreciation) on investments	(307,524)	4,427,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,463,968	5,320,515

FUND SHARE TRANSACTIONS:
Fund share sold [11,072,137 and 11,820,490 shares, respectively]	120,335,120	119,644,764
Fund share repurchased [692,092 and 1,026,632 shares, respectively]	(7,501,864)	(10,373,142)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	112,833,256	109,271,622

TOTAL INCREASE IN NET ASSETS	118,297,224	114,592,137
NET ASSETS:
Beginning of period	114,592,137	—

End of period	$232,889,361	$114,592,137

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 4.5%
General Dynamics Corp.	29,534	$4,064,469
Honeywell International, Inc.	30,743	3,071,841
Lockheed Martin Corp.	72,405	13,943,031
Raytheon Co.	93,937	10,161,165

		31,240,506

Airlines — 1.6%
Delta Air Lines, Inc.	170,709	8,397,176
United Continental Holdings, Inc.*	46,700	3,123,763

		11,520,939

Auto Components — 1.0%
Lear Corp.	68,147	6,683,858

Banks — 13.7%
BB&T Corp.	89,441	3,478,360
Citigroup, Inc.	520,865	28,184,005
Fifth Third Bancorp	507,655	10,343,471
JPMorgan Chase & Co.	412,641	25,823,074
Wells Fargo & Co.	503,180	27,584,328

		95,413,238

Biotechnology — 0.3%
Gilead Sciences, Inc.*	20,110	1,895,569

Chemicals — 0.7%
Huntsman Corp.	228,880	5,213,886

Communications Equipment — 4.1%
Brocade Communications Systems, Inc.	556,663	6,590,890
Cisco Systems, Inc.	559,583	15,564,801
QUALCOMM, Inc.	81,892	6,087,032

		28,242,723

Construction & Engineering — 0.1%
Fluor Corp.	11,597	703,126

Consumer Finance — 4.4%
Capital One Financial Corp.	257,278	21,238,299
Discover Financial Services	138,663	9,081,040

		30,319,339

Containers & Packaging — 1.3%
Avery Dennison Corp.	70,288	3,646,541
Crown Holdings, Inc.*	95,122	4,841,710
Owens-Illinois, Inc.*	9,553	257,835

		8,746,086

Diversified Consumer Services — 0.7%
Apollo Education Group, Inc.*	149,919	5,113,737

Diversified Financial Services — 4.1%
Berkshire Hathaway, Inc. (Class B Stock)*	188,836	28,353,725

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	153,484	7,179,982

Electrical Equipment — 0.4%
Emerson Electric Co.	49,451	3,052,610

Electronic Equipment, Instruments & Components — 0.8%
TE Connectivity Ltd. (Switzerland)	90,050	5,695,662

Food & Staples Retailing — 2.2%
CVS Health Corp.	159,154	15,328,122

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products — 1.2%
Tyson Foods, Inc. (Class A Stock)	201,404	$8,074,286

Health Care Equipment & Supplies — 2.8%
Covidien PLC (Ireland)	56,173	5,745,374
Medtronic, Inc.	122,765	8,863,633
Zimmer Holdings, Inc.	46,257	5,246,469

		19,855,476

Health Care Providers & Services — 3.7%
Express Scripts Holding Co.*	139,763	11,833,733
McKesson Corp.	11,639	2,416,024
Omnicare, Inc.	90,707	6,615,262
Quest Diagnostics, Inc.	70,229	4,709,557

		25,574,576

Hotels, Restaurants & Leisure — 0.6%
Six Flags Entertainment Corp.	77,394	3,339,551
Wynn Resorts Ltd.	4,673	695,155

		4,034,706

Independent Power & Renewable Electricity Producers — 1.1%
AES Corp.	548,769	7,556,549

Insurance — 6.7%
ACE Ltd. (Switzerland)	88,686	10,188,248
Allstate Corp. (The)	182,576	12,825,963
AON PLC	44,172	4,188,831
MetLife, Inc.	134,700	7,285,923
Travelers Cos., Inc. (The)	94,900	10,045,165
Validus Holdings Ltd. (Bermuda)	53,319	2,215,938

		46,750,068

IT Services — 0.7%
Fidelity National Information Services, Inc.	48,231	2,999,968
Global Payments, Inc.	23,555	1,901,595

		4,901,563

Machinery — 1.0%
AGCO Corp.	15,983	722,432
Crane Co.	66,565	3,907,366
Dover Corp.	19,815	1,421,132
Terex Corp.	24,939	695,299

		6,746,229

Media — 7.1%
Comcast Corp. (Class A Stock)	231,500	13,429,315
Discovery Communications, Inc. (Class A Stock)*	20,667	711,978
Liberty Broadband Corp. (Class A Stock)*	39,246	1,955,236
Liberty Broadband Corp. (Class C Stock)*	14,287	715,636
Liberty Global PLC (United Kingdom) (Class A Stock)*	244,228	11,798,655
Liberty Media Corp. (Class A Stock)*	57,154	2,015,822
Liberty Media Corp. (Class C Stock)*	121,294	4,248,929
Omnicom Group, Inc.	38,663	2,995,223
Scripps Networks Interactive, Inc. (Class A Stock)(a)	51,150	3,850,060
Time Warner, Inc.	67,097	5,731,426
Time, Inc.	72,260	1,778,319

		49,230,599

Metals & Mining — 0.5%
Barrick Gold Corp. (Canada)(a)	171,165	1,840,024

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Metals & Mining (cont’d.)
Freeport-McMoRan, Inc.	57,169	$1,335,468

		3,175,492

Multiline Retail — 0.6%
Macy’s, Inc.	68,758	4,520,838

Oil, Gas & Consumable Fuels — 8.3%
California Resources Corp.*	17,329	95,483
Canadian Natural Resources Ltd. (Canada)	197,468	6,097,812
Energen Corp.	58,243	3,713,574
EOG Resources, Inc.	67,178	6,185,078
EQT Corp.	64,954	4,917,018
Exxon Mobil Corp.	57,806	5,344,165
Marathon Petroleum Corp.	65,121	5,877,821
Occidental Petroleum Corp.	112,323	9,054,357
Phillips 66	162,013	11,616,332
QEP Resources, Inc.	190,566	3,853,245
Rice Energy, Inc.*	59,953	1,257,214

		58,012,099

Paper & Forest Products — 0.7%
International Paper Co.	97,710	5,235,302

Personal Products — 0.1%
Avon Products, Inc.	72,571	681,442

Pharmaceuticals — 7.9%
AbbVie, Inc.	97,406	6,374,249
Johnson & Johnson	169,753	17,751,071
Pfizer, Inc.	657,085	20,468,198
Shire PLC (Ireland), ADR	13,541	2,878,004
Teva Pharmaceutical Industries Ltd. (Israel), ADR	133,579	7,682,128

		55,153,650

Semiconductors & Semiconductor Equipment — 1.0%
NXP Semiconductor NV (Netherlands)*	44,535	3,402,473
ON Semiconductor Corp.*	330,438	3,347,337

		6,749,810

Software — 4.4%
Activision Blizzard, Inc.	274,133	5,523,780
Microsoft Corp.	311,406	14,464,809
Oracle Corp.	233,737	10,511,153

		30,499,742

Specialty Retail — 1.9%
Gap, Inc. (The)	153,257	6,453,652
Home Depot, Inc. (The)	63,829	6,700,130

		13,153,782

Technology Hardware, Storage & Peripherals — 6.0%
Apple, Inc.	155,745	17,191,133
EMC Corp.	443,251	13,182,285
Seagate Technology PLC (Ireland)	53,870	3,582,355
Western Digital Corp.	69,439	7,686,897

		41,642,670

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 0.1%
Coach, Inc.	18,747	$704,137

TOTAL LONG-TERM INVESTMENTS (cost $604,590,502)		676,956,124

SHORT-TERM INVESTMENT — 3.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $24,662,429; includes $5,867,598 of cash collateral received for securities on loan)(b)(w)(Note 4)	24,662,429	24,662,429

TOTAL INVESTMENTS — 100.8% (cost $629,252,931)		701,618,553
Liabilities in excess of other assets — (0.8)%		(5,515,331)

NET ASSETS — 100.0%		$696,103,222

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,642,080; cash collateral of $5,867,598 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$31,240,506	$—	$—
Airlines	11,520,939	—	—
Auto Components	6,683,858	—	—
Banks	95,413,238	—	—
Biotechnology	1,895,569	—	—
Chemicals	5,213,886	—	—
Communications Equipment	28,242,723	—	—
Construction & Engineering	703,126	—	—
Consumer Finance	30,319,339	—	—
Containers & Packaging	8,746,086	—	—
Diversified Consumer Services	5,113,737	—	—
Diversified Financial Services	28,353,725	—	—
Diversified Telecommunication Services	7,179,982	—	—
Electrical Equipment	3,052,610	—	—
Electronic Equipment, Instruments & Components	5,695,662	—	—
Food & Staples Retailing	15,328,122	—	—
Food Products	8,074,286	—	—
Health Care Equipment & Supplies	19,855,476	—	—
Health Care Providers & Services	25,574,576	—	—
Hotels, Restaurants & Leisure	4,034,706	—	—
Independent Power & Renewable Electricity Producers	7,556,549	—	—
Insurance	46,750,068	—	—
IT Services	4,901,563	—	—
Machinery	6,746,229	—	—
Media	49,230,599	—	—
Metals & Mining	3,175,492	—	—
Multiline Retail	4,520,838	—	—
Oil, Gas & Consumable Fuels	58,012,099	—	—
Paper & Forest Products	5,235,302	—	—
Personal Products	681,442	—	—
Pharmaceuticals	55,153,650	—	—
Semiconductors & Semiconductor Equipment	6,749,810	—	—
Software	30,499,742	—	—
Specialty Retail	13,153,782	—	—
Technology Hardware, Storage & Peripherals	41,642,670	—	—
Textiles, Apparel & Luxury Goods	704,137	—	—
Affiliated Money Market Mutual Fund	24,662,429	—	—

Total	$701,618,553	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

Banks	13.7%
Oil, Gas & Consumable Fuels	8.3
Pharmaceuticals	7.9
Media	7.1
Insurance	6.7
Technology Hardware, Storage & Peripherals	6.0
Aerospace & Defense	4.5
Software	4.4
Consumer Finance	4.4
Diversified Financial Services	4.1
Communications Equipment	4.1
Health Care Providers & Services	3.7
Affiliated Money Market Mutual Fund (0.8% represents investments purchased with collateral from securities on loan)	3.5
Health Care Equipment & Supplies	2.8
Food & Staples Retailing	2.2
Specialty Retail	1.9
Airlines	1.6
Containers & Packaging	1.3
Food Products	1.2
Independent Power & Renewable Electricity Producers	1.1

Diversified Telecommunication Services	1.0%
Semiconductors & Semiconductor Equipment	1.0
Machinery	1.0
Auto Components	1.0
Electronic Equipment, Instruments & Components	0.8
Paper & Forest Products	0.7
Chemicals	0.7
Diversified Consumer Services	0.7
IT Services	0.7
Multiline Retail	0.6
Hotels, Restaurants & Leisure	0.6
Metals & Mining	0.5
Electrical Equipment	0.4
Biotechnology	0.3
Textiles, Apparel & Luxury Goods	0.1
Construction & Engineering	0.1
Personal Products	0.1

100.8
Liabilities in excess of other assets	(0.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $5,642,080:
Unaffiliated investments (cost $604,590,502)	$676,956,124
Affiliated investments (cost $24,662,429)	24,662,429
Other assets	3,521,208
Receivable for investments sold	508,021
Dividends receivable	477,455
Tax reclaim receivable	465,745
Receivable for fund share sold	14,824
Prepaid expenses	5,373

Total Assets	706,611,179

LIABILITIES:
Payable to broker for collateral for securities on loan	5,867,598
Payable to custodian	3,977,239
Advisory fees payable	432,353
Payable for investments purchased	94,043
Payable for fund share repurchased	76,583
Accrued expenses and other liabilities	48,185
Distribution fee payable	11,595
Affiliated transfer agent fee payable	361

Total Liabilities	10,507,957

NET ASSETS	$696,103,222

Net assets were comprised of:
Paid-in capital	$199,940,313
Retained earnings	496,162,909

Net assets, December 31, 2014	$696,103,222

Net asset value and redemption price per share, $696,103,222 / 38,126,251 outstanding shares of beneficial interest	$18.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $196,858 foreign withholding tax)	$10,227,371
Affiliated income from securities lending, net	37,883
Affiliated dividend income	23,662

10,288,916

EXPENSES
Advisory fees	4,949,946
Distribution fee	676,381
Custodian and accounting fees	72,000
Audit fee	22,000
Trustees’ fees	15,000
Legal fees and expenses.	11,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense	190
Miscellaneous	14,700

Total expenses	5,784,217

Less: advisory fee waiver and/or expense reimbursement	(336,751)

Net expenses	5,447,466

NET INVESTMENT INCOME	4,841,450

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	183,030,621
Foreign currency transactions	(12,889)

183,017,732

Net change in unrealized appreciation (depreciation) on:
Investments	(121,989,661)
Foreign currencies	(18,800)

(122,008,461)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	61,009,271

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,850,721

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,841,450	$6,179,800
Net realized gain on investment and foreign currency transactions	183,017,732	261,062,716
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(122,008,461)	20,948,557

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	65,850,721	288,191,073

FUND SHARE TRANSACTIONS:
Fund share sold [2,635,973 and 12,223,099 shares, respectively]	45,701,420	172,262,509
Fund share repurchased [4,290,676 and 86,592,649 shares, respectively]	(74,091,439)	(1,239,610,276)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(28,390,019)	(1,067,347,767)

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,460,702	(779,156,694)
NET ASSETS:
Beginning of year	658,642,520	1,437,799,214

End of year	$696,103,222	$658,642,520

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.3%
COMMON STOCKS	Shares	Value (Note 2)
Diversified REIT’s — 9.0%
American Assets Trust, Inc.	206,788	$8,232,230
Empire State Realty Trust, Inc. (Class A Stock)(a)	472,125	8,299,958
Liberty Property Trust	245,805	9,249,642
Vornado Realty Trust	438,644	51,632,785

		77,414,615

Health Care REIT’s – 9.1%
Health Care REIT, Inc.(a)	599,293	45,348,501
Healthcare Trust of America, Inc. (Class A Stock)	378,761	10,203,821
Ventas, Inc.(a)	310,736	22,279,771

		77,832,093

Hotel & Resort REIT’s — 6.6%
DiamondRock Hospitality Co.	866,976	12,891,933
Host Hotels & Resorts, Inc.	543,333	12,915,025
Strategic Hotels & Resorts, Inc.*	1,075,242	14,225,452
Sunstone Hotel Investors, Inc.	985,835	16,276,136

		56,308,546

Hotels, Restaurants & Leisure — 3.1%
Belmond Ltd. (Class A Stock)*	442,255	5,470,694
Extended Stay America, Inc.	325,117	6,278,009
Hilton Worldwide Holdings, Inc.*	576,661	15,045,086

		26,793,789

Household Durables — 0.4%
Toll Brothers, Inc.*	98,156	3,363,806

Industrial REIT’s — 5.1%
First Industrial Realty Trust, Inc.(a)	363,439	7,472,306
ProLogis, Inc.	841,781	36,221,836

		43,694,142

Office REIT’s — 13.0%
BioMed Realty Trust, Inc.	801,711	17,268,855
Brandywine Realty Trust	813,383	12,997,860
Douglas Emmett, Inc.	478,120	13,578,608
Equity Commonwealth	74,373	1,909,155
Kilroy Realty Corp.	162,995	11,258,065
Paramount Group, Inc.*	385,951	7,174,829
QTS Realty Trust, Inc. (Class A Stock)(a)	136,577	4,621,766
SL Green Realty Corp.	358,562	42,676,049

		111,485,187

Real Estate Management & Development — 0.9%
Forest City Enterprises, Inc. (Class A Stock)*	349,025	7,434,234

Residential REIT’s — 19.9%
American Homes 4 Rent (Class A Stock)	773,339	13,169,963
Apartment Investment & Management Co. (Class A Stock)	467,674	17,374,089
Education Realty Trust, Inc.	116,863	4,276,017
Equity Residential	819,034	58,839,403
Essex Property Trust, Inc.	82,004	16,942,026
Home Properties, Inc.	255,322	16,749,123
Monogram Residential Trust, Inc.	140,250	1,298,715
Sun Communities, Inc.(a)	112,257	6,787,058

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Residential REIT’s (cont’d.)
UDR, Inc.	1,156,315	$35,637,628

		171,074,022

Retail REIT’s — 25.5%
DDR Corp.(a)	1,184,329	21,744,280
General Growth Properties, Inc.	1,117,690	31,440,620
Kimco Realty Corp.	133,174	3,347,994
Macerich Co. (The)	210,468	17,555,136
Pennsylvania Real Estate Investment Trust	305,577	7,168,836
Regency Centers Corp.	400,738	25,559,070
Retail Properties of America, Inc. (Class A Stock)	632,775	10,561,015
Simon Property Group, Inc.	374,148	68,136,092
Taubman Centers, Inc.	179,813	13,741,310
Weingarten Realty Investors(a)	555,964	19,414,263

		218,668,616

Specialized REIT’s — 5.7%
CubeSmart	654,091	14,435,788
Extra Space Storage, Inc.	87,870	5,152,697
Public Storage	104,181	19,257,858
Sovran Self Storage, Inc.	111,121	9,691,974

		48,538,317

TOTAL LONG-TERM INVESTMENTS (cost $691,826,691)		842,607,367

SHORT-TERM INVESTMENT — 9.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $77,832,114; includes $64,072,119 of cash collateral for securities on loan)(b)(w)(Note 4)	77,832,114	77,832,114

TOTAL INVESTMENTS — 107.4% (cost $769,658,805)		920,439,481
Liabilities in excess of other assets — (7.4)%		(63,088,548)

NET ASSETS — 100.0%		$857,350,933

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $61,484,166; cash collateral of $64,072,119 (included in liabilities) was received with which the Portfolio purchased highly liquid short-
term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified REIT’s	$77,414,615	$—	$—
Health Care REIT’s	77,832,093	—	—
Hotel & Resort REIT’s	56,308,546	—	—
Hotels, Restaurants & Leisure	26,793,789	—	—
Household Durables	3,363,806	—	—
Industrial REIT’s	43,694,142	—	—
Office REIT’s	111,485,187	—	—
Real Estate Management & Development	7,434,234	—	—
Residential REIT’s	171,074,022	—	—
Retail REIT’s	218,668,616	—	—
Specialized REIT’s	48,538,317	—	—
Affiliated Money Market Mutual Fund	77,832,114	—	—

Total	$920,439,481	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Retail REIT’s	25.5%
Residential REIT’s	19.9
Office REIT’s	13.0
Affiliated Money Market Mutual Fund (7.5% represents investments purchased with collateral from securities on loan)	9.1
Health Care REIT’s	9.1
Diversified REIT’s	9.0

Hotel & Resort REIT’s	6.6%
Specialized REIT’s	5.7
Industrial REIT’s	5.1
Hotels, Restaurants & Leisure	3.1
Real Estate Management & Development	0.9
Household Durables	0.4

107.4
Liabilities in excess of other assets	(7.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $61,484,166:
Unaffiliated investments (cost $691,826,691)	$842,607,367
Affiliated investments (cost $77,832,114)	77,832,114
Cash	854,112
Receivable for investments sold	3,166,753
Dividends receivable	2,658,235
Receivable for fund share sold	216,800
Prepaid expenses	6,271

Total Assets	927,341,652

LIABILITIES:
Payable to broker for collateral for securities on loan	64,072,119
Payable for investments purchased	4,723,941
Payable to custodian	854,112
Advisory fees payable	242,999
Accrued expenses and other liabilities	61,022
Payable for fund share repurchased	21,790
Distribution fee payable	14,375
Affiliated transfer agent fee payable	361

Total Liabilities	69,990,719

NET ASSETS	$857,350,933

Net assets were comprised of:
Paid-in capital	$537,240,271
Retained earnings.	320,110,662

Net assets, December 31, 2014	$857,350,933

Net asset value and redemption price per share, $857,350,933 / 86,496,368 outstanding shares of beneficial interest	$9.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income	$19,072,821
Affiliated income from securities lending, net	78,137
Affiliated dividend income	16,405

19,167,363

EXPENSES
Advisory fees	7,624,093
Distribution fee	778,031
Custodian and accounting fees	120,000
Audit fee	24,000
Trustees’ fees	15,000
Legal fees and expenses	11,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports.	5,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense	1,688
Miscellaneous	9,990

Total expenses	8,610,802
Less: advisory fee waivers and/or expense reimbursement	(796,540)

Net expenses	7,814,262

NET INVESTMENT INCOME	11,353,101

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	52,733,086
Net change in unrealized appreciation (depreciation) on investments	141,812,888

NET GAIN ON INVESTMENTS	194,545,974

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$205,899,075

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$11,353,101	$3,063,021
Net realized gain on investment transactions	52,733,086	41,002,140
Net change in unrealized appreciation (depreciation) on investments	141,812,888	(26,324,360)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	205,899,075	17,740,801

FUND SHARE TRANSACTIONS:
Fund share sold [7,157,332 and 16,595,167 shares, respectively]	62,816,700	129,407,147
Fund share repurchased [10,098,250 and 13,369,705 shares, respectively]	(88,832,753)	(102,617,524)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(26,016,053)	26,789,623

TOTAL INCREASE IN NET ASSETS	179,883,022	44,530,424
NET ASSETS:
Beginning of year	677,467,911	632,937,487

End of year	$857,350,933	$677,467,911

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.8%
Boeing Co. (The)	234,218	$30,443,656

Automobiles — 1.5%
General Motors Co.	747,398	26,091,664

Banks — 11.0%
Bank of America Corp.	3,672,621	65,703,190
Fifth Third Bancorp	857,281	17,467,100
JPMorgan Chase & Co.	1,064,948	66,644,446
SunTrust Banks, Inc.	412,733	17,293,513
Wells Fargo & Co.	412,975	22,639,290

		189,747,539

Beverages — 0.7%
Anheuser-Busch InBev NV (Belgium), ADR(a)	103,106	11,580,866

Capital Markets — 4.4%
Affiliated Managers Group, Inc.*	119,555	25,374,353
Ameriprise Financial, Inc.	148,073	19,582,654
Franklin Resources, Inc.	387,085	21,432,896
Morgan Stanley	240,316	9,324,261

		75,714,164

Chemicals — 0.9%
Eastman Chemical Co.	210,793	15,990,757

Commercial Services & Supplies — 0.8%
Waste Management, Inc.	256,699	13,173,793

Communications Equipment — 2.2%
Cisco Systems, Inc.	1,371,711	38,154,141

Consumer Finance — 2.3%
Capital One Financial Corp.	260,291	21,487,022
Navient Corp.	875,741	18,924,763

		40,411,785

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	754,806	35,309,825

Electric Utilities — 2.2%
FirstEnergy Corp.	622,027	24,252,833
NextEra Energy, Inc.	125,436	13,332,592

		37,585,425

Food & Staples Retailing — 1.7%
Kroger Co. (The)	240,196	15,422,985
Whole Foods Market, Inc.	292,152	14,730,304

		30,153,289

Food Products — 4.1%
ConAgra Foods, Inc.	645,378	23,414,314
Mondelez International, Inc. (Class A Stock)	753,335	27,364,894
Tyson Foods, Inc. (Class A Stock)	500,210	20,053,419

		70,832,627

Health Care Equipment & Supplies — 2.5%
Covidien PLC	17,872	1,827,948
Medtronic, Inc.	566,191	40,878,990

		42,706,938

Health Care Providers & Services — 2.6%
Express Scripts Holding Co.*	225,486	19,091,900

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Health Care Providers & Services (cont’d.)
UnitedHealth Group, Inc.	251,446	$25,418,676

		44,510,576

Hotels, Restaurants & Leisure — 1.9%
MGM Resorts International*	786,571	16,816,888
Starwood Hotels & Resorts Worldwide, Inc.	204,388	16,569,735

		33,386,623

Household Products — 1.1%
Procter & Gamble Co. (The)	213,003	19,402,443

Industrial Conglomerates — 5.0%
General Electric Co.	3,399,519	85,905,845

Insurance — 8.9%
Aflac, Inc.	427,931	26,142,305
American International Group, Inc.	935,159	52,378,256
Genworth Financial, Inc. (Class A Stock)*	965,574	8,207,379
Hartford Financial Services Group, Inc. (The)	543,883	22,674,482
Lincoln National Corp.	791,916	45,669,796

		155,072,218

Internet & Catalog Retail — 0.7%
Expedia, Inc.	148,468	12,673,228

Internet Software & Services — 2.4%
eBay, Inc.*	230,416	12,930,946
Google, Inc. (Class A Stock)*	54,180	28,751,159

		41,682,105

IT Services — 0.6%
Vantiv, Inc. (Class A Stock)*	326,513	11,075,321

Media — 5.0%
CBS Corp. (Class B Stock)	631,078	34,923,857
Liberty Global PLC (United Kingdom) (Class C Stock)*	468,811	22,648,259
Viacom, Inc. (Class B Stock)	390,428	29,379,707

		86,951,823

Multi-Utilities — 1.4%
PG&E Corp.	471,695	25,113,042

Oil, Gas & Consumable Fuels — 9.8%
Apache Corp.	408,643	25,609,657
Devon Energy Corp.	625,714	38,299,954
Exxon Mobil Corp.	784,800	72,554,760
Southwestern Energy Co.*	1,228,305	33,520,443

		169,984,814

Pharmaceuticals — 8.3%
Bristol-Myers Squibb Co.	350,507	20,690,428
Eli Lilly & Co.	130,210	8,983,188
Merck & Co., Inc.	330,106	18,746,720
Mylan, Inc.*	399,870	22,540,672
Pfizer, Inc.	2,314,165	72,086,240

		143,047,248

Real Estate Investment Trusts (REITs) — 0.8%
AvalonBay Communities, Inc.	89,214	14,576,675

Road & Rail — 1.2%
Hertz Global Holdings, Inc.*	800,499	19,964,445

Semiconductors & Semiconductor Equipment — 1.1%
Maxim Integrated Products, Inc.	592,337	18,877,780

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software — 2.5%
Microsoft Corp.	636,464	$29,563,753
SAP SE (Germany), ADR(a)	187,473	13,057,494

		42,621,247

Specialty Retail — 4.9%
Gap, Inc. (The)	1,058,582	44,576,888
Staples, Inc.	500,437	9,067,918
TJX Cos., Inc. (The)	265,581	18,213,545
Urban Outfitters, Inc.*	395,155	13,881,795

		85,740,146

Technology Hardware, Storage & Peripherals — 2.6%
EMC Corp.	1,500,598	44,627,785

TOTAL LONG-TERM INVESTMENTS (cost $1,515,592,804)		1,713,109,833

SHORT-TERM INVESTMENT — 2.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $40,532,581; includes $21,484,554 of cash collateral for securities on loan)(b)(w)(Note 4)	40,532,581	40,532,581

Value (Note 2)
TOTAL INVESTMENTS — 101.2% (cost $1,556,125,385)	$1,753,642,414
Liabilities in excess of other assets — (1.2)%	(20,896,185)

NET ASSETS — 100.0%	$1,732,746,229

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,824,794; cash collateral of $ 21,484,554 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$30,443,656	$—	$—
Automobiles	26,091,664	—	—
Banks	189,747,539	—	—
Beverages	11,580,866	—	—
Capital Markets	75,714,164	—	—
Chemicals	15,990,757	—	—
Commercial Services & Supplies	13,173,793	—	—
Communications Equipment	38,154,141	—	—
Consumer Finance	40,411,785	—	—
Diversified Telecommunication Services	35,309,825	—	—
Electric Utilities	37,585,425	—	—
Food & Staples Retailing	30,153,289	—	—
Food Products	70,832,627	—	—
Health Care Equipment & Supplies	42,706,938	—	—
Health Care Providers & Services	44,510,576	—	—
Hotels, Restaurants & Leisure	33,386,623	—	—
Household Products	19,402,443	—	—
Industrial Conglomerates	85,905,845	—	—
Insurance	155,072,218	—	—
Internet & Catalog Retail	12,673,228	—	—
Internet Software & Services	41,682,105	—	—
IT Services	11,075,321	—	—
Media	86,951,823	—	—
Multi-Utilities	25,113,042	—	—
Oil, Gas & Consumable Fuels	169,984,814	—	—
Pharmaceuticals	143,047,248	—	—
Real Estate Investment Trusts (REITs)	14,576,675	—	—
Road & Rail	19,964,445	—	—
Semiconductors & Semiconductor Equipment	18,877,780	—	—
Software	42,621,247	—	—
Specialty Retail	85,740,146	—	—
Technology Hardware, Storage & Peripherals	44,627,785	—	—
Affiliated Money Market Mutual Fund	40,532,581	—	—

Total	$1,753,642,414	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Banks	11.0%
Oil, Gas & Consumable Fuels	9.8
Insurance	8.9
Pharmaceuticals	8.3
Media	5.0
Industrial Conglomerates	5.0
Specialty Retail	4.9
Capital Markets	4.4
Food Products	4.1
Technology Hardware, Storage & Peripherals	2.6
Health Care Providers & Services	2.6
Health Care Equipment & Supplies	2.5
Software	2.5
Internet Software & Services	2.4
Affiliated Money Market Mutual Fund (1.2% represents investments purchased with collateral from securities on loan)	2.3
Consumer Finance	2.3
Communications Equipment	2.2
Electric Utilities	2.2

Diversified Telecommunication Services	2.0%
Hotels, Restaurants & Leisure	1.9
Aerospace & Defense	1.8
Food & Staples Retailing	1.7
Automobiles	1.5
Multi-Utilities	1.4
Road & Rail	1.2
Household Products	1.1
Semiconductors & Semiconductor Equipment	1.1
Chemicals	0.9
Real Estate Investment Trusts (REITs)	0.8
Commercial Services & Supplies	0.8
Internet & Catalog Retail	0.7
Beverages	0.7
IT Services	0.6

101.2
Liabilities in excess of other assets	(1.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $20,824,794:
Unaffiliated investments (cost $1,515,592,804)	$1,713,109,833
Affiliated investments (cost $40,532,581)	40,532,581
Dividends receivable	2,686,513
Tax reclaim receivable	103,060
Receivable for fund share sold	94,966
Prepaid expenses	13,687

Total Assets	1,756,540,640

LIABILITIES:
Payable to broker for collateral for securities on loan	21,484,554
Payable for fund share repurchased	1,816,438
Advisory fees payable	370,573
Accrued expenses and other liabilities	93,443
Distribution fee payable	29,042
Affiliated transfer agent fee payable	361

Total Liabilities	23,794,411

NET ASSETS	$1,732,746,229

Net assets were comprised of:
Paid-in capital	$1,619,418,279
Retained earnings	113,327,950

Net assets, December 31, 2014	$1,732,746,229

Net asset value and redemption price per share, $1,732,746,229 / 65,079,846 outstanding shares of beneficial interest	$26.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $51,659 foreign withholding tax)	$32,414,062
Affiliated income from securities lending, net	111,727
Affiliated dividend income	32,611

32,558,400

EXPENSES
Advisory fees	12,179,276
Distribution fee	1,693,560
Custodian and accounting fees	214,000
Audit fee	27,000
Trustees’ fees	24,000
Insurance expenses	19,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense	118
Miscellaneous	18,474

Total expenses	14,203,428
Less: advisory fee waivers and/or expense reimbursement	(149,137)

Net expenses	14,054,291

NET INVESTMENT INCOME	18,504,109

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	248,397,873
Net change in unrealized appreciation (depreciation) on investments	(58,682,946)

NET GAIN ON INVESTMENTS	189,714,927

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$208,219,036

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$18,504,109	$14,692,784
Net realized gain on investment transactions	248,397,873	255,427,778
Net change in unrealized appreciation (depreciation) on investments	(58,682,946)	148,875,056

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	208,219,036	418,995,618

FUND SHARE TRANSACTIONS:
Fund share sold [4,356,426 and 21,029,275 shares, respectively]	108,038,524	457,660,615
Fund share repurchased [9,488,109 and 33,396,914 shares, respectively]	(235,749,945)	(679,717,340)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(127,711,421)	(222,056,725)

TOTAL INCREASE IN NET ASSETS	80,507,615	196,938,893
NET ASSETS:
Beginning of year	1,652,238,614	1,455,299,721

End of year	$1,732,746,229	$1,652,238,614

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS	Shares	Value (Note 2)
Auto Components — 1.4%
BorgWarner, Inc.	187,628	$10,310,159

Automobiles — 0.8%
Tesla Motors, Inc.*(a)	27,073	6,021,306

Banks — 2.1%
First Republic Bank	280,960	14,643,635

Beverages — 1.2%
Coca-Cola Enterprises, Inc.	199,656	8,828,788

Biotechnology — 4.0%
Alkermes PLC*	77,868	4,559,950
Cepheid, Inc.*(a)	179,958	9,742,926
Medivation, Inc.*	49,956	4,976,117
Vertex Pharmaceuticals, Inc.*	77,365	9,190,962

		28,469,955

Chemicals — 4.7%
Airgas, Inc.	89,184	10,272,213
International Flavors & Fragrances, Inc.	98,696	10,003,827
Sherwin-Williams Co. (The)	49,286	12,964,189

		33,240,229

Commercial Services & Supplies — 0.7%
Waste Connections, Inc.	112,280	4,939,197

Construction & Engineering — 0.6%
Quanta Services, Inc.*	148,068	4,203,650

Consumer Finance — 2.6%
Navient Corp.	553,747	11,966,473
SLM Corp.	615,018	6,267,033

		18,233,506

Distributors — 1.5%
LKQ Corp.*	369,263	10,383,676

Diversified Financial Services — 2.5%
Intercontinental Exchange, Inc.	81,640	17,902,836

Diversified Telecommunication Services — 0.8%
Level 3 Communications, Inc.*(a)	118,897	5,871,134

Electrical Equipment — 5.8%
AMETEK, Inc.	203,301	10,699,732
Generac Holdings, Inc.*(a)	213,107	9,964,883
Hubbell, Inc. (Class B Stock)	85,872	9,173,706
Sensata Technologies Holding NV*(a)	223,376	11,707,136

		41,545,457

Electronic Equipment, Instruments & Components — 2.1%
Amphenol Corp. (Class A Stock)	216,837	11,667,999
Keysight Technologies, Inc.*	100,667	3,399,525

		15,067,524

Energy Equipment & Services — 2.2%
Dril-Quip, Inc.*	100,667	7,724,179
Weatherford International PLC*	678,846	7,772,787

		15,496,966

Food & Staples Retailing — 2.4%
Whole Foods Market, Inc.(a)	344,578	17,373,623

Food Products — 5.8%
Hain Celestial Group, Inc. (The)*	143,414	8,359,602
Keurig Green Mountain, Inc.	82,603	10,936,224

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (cont’d.)
McCormick & Co., Inc.	168,517	$12,520,813
TreeHouse Foods, Inc.*	112,234	9,599,374

		41,416,013

Health Care Equipment & Supplies — 2.0%
Intuitive Surgical, Inc.*	16,848	8,911,581
Teleflex, Inc.	45,388	5,211,450

		14,123,031

Health Care Providers & Services — 1.3%
Henry Schein, Inc.*	67,432	9,180,867

Health Care Technology — 2.3%
Cerner Corp.*	124,596	8,056,377
HMS Holdings Corp.*(a)	394,701	8,343,979

		16,400,356

Hotels, Restaurants & Leisure — 2.7%
Chipotle Mexican Grill, Inc.*	10,562	7,229,795
Panera Bread Co. (Class A Stock)*(a)	68,941	12,050,887

		19,280,682

Household Durables — 0.9%
Toll Brothers, Inc.*	178,868	6,129,806

Internet & Catalog Retail — 1.8%
Netflix, Inc.*	20,787	7,101,047
TripAdvisor, Inc.*(a)	73,761	5,506,996

		12,608,043

Internet Software & Services — 5.3%
Equinix, Inc.	66,804	15,146,471
LendingClub Corp.*(a)	71,812	1,816,844
LinkedIn Corp. (Class A Stock)*	59,679	13,708,863
Pandora Media, Inc.*	188,131	3,354,376
Twitter, Inc.*	99,996	3,586,856

		37,613,410

IT Services — 2.7%
Fidelity National Information Services, Inc.	117,388	7,301,534
FleetCor Technologies, Inc.*	81,831	12,169,088

		19,470,622

Life Sciences Tools & Services — 2.2%
Agilent Technologies, Inc.	147,312	6,030,953
Mettler-Toledo International, Inc.*	31,642	9,570,439

		15,601,392

Machinery — 2.9%
Flowserve Corp.	134,867	8,069,093
Graco, Inc.	158,710	12,725,368

		20,794,461

Media — 1.6%
Discovery Communications, Inc. (Class A Stock)*	165,919	5,715,909
Discovery Communications, Inc. (Class C Stock)*(a)	165,919	5,594,789

		11,310,698

Multiline Retail — 0.6%
Dollar General Corp.*	65,086	4,601,580

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 2.5%
Concho Resources, Inc.*	19,103	$1,905,524
Pioneer Natural Resources Co.	88,307	13,144,497
Whiting Petroleum Corp.*	88,776	2,929,608

		17,979,629

Pharmaceuticals — 2.5%
Mylan, Inc.*	313,356	17,663,878

Real Estate Management & Development — 2.2%
CBRE Group, Inc. (Class A Stock)*	456,644	15,640,057

Road & Rail — 1.9%
Kansas City Southern	112,526	13,731,548

Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Corp. (Class A Stock)	82,057	3,555,530

Software — 3.8%
Guidewire Software, Inc.*	161,853	8,194,617
Red Hat, Inc.*	137,378	9,498,315
ServiceNow, Inc.*	143,036	9,704,993

		27,397,925

Specialty Retail — 5.5%
Five Below, Inc.*(a)	260,129	10,621,067
L Brands, Inc.	107,707	9,322,041
Restoration Hardware Holdings, Inc.*(a)	71,329	6,848,297
Ulta Salon Cosmetics & Fragrance, Inc.*	95,138	12,162,442

		38,953,847

Textiles, Apparel & Luxury Goods — 7.0%
Kate Spade & Co.*	466,660	14,937,787
PVH Corp.	110,306	14,137,920
Under Armour, Inc. (Class A Stock)*	122,710	8,332,009
VF Corp.	165,332	12,383,367

		49,791,083

Thrifts & Mortgage Finance — 1.1%
MGIC Investment Corp.*(a)	832,693	7,760,699

Trading Companies & Distributors — 2.5%
W.W. Grainger, Inc.	70,043	17,853,260

Wireless Telecommunication Services — 2.0%
SBA Communications Corp. (Class A Stock)*	127,152	14,083,355

TOTAL LONG-TERM INVESTMENTS (cost $593,984,348)		705,473,413

SHORT-TERM INVESTMENT — 10.3%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $73,414,727; includes $64,025,115 of cash collateral received for securities on loan)(b)(w)(Note 4)	73,414,727	$73,414,727

TOTAL INVESTMENTS — 109.3% (cost $667,399,075)		778,888,140
Liabilities in excess of other assets — (9.3)%		(66,267,596)

NET ASSETS — 100.0%		$712,620,544

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $62,207,965; cash collateral of $64,025,115 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Auto Components	$10,310,159	$—	$—
Automobiles	6,021,306	—	—
Banks	14,643,635	—	—
Beverages	8,828,788	—	—
Biotechnology	28,469,955	—	—
Chemicals	33,240,229	—	—
Commercial Services & Supplies	4,939,197	—	—
Construction & Engineering	4,203,650	—	—
Consumer Finance	18,233,506	—	—
Distributors	10,383,676	—	—
Diversified Financial Services	17,902,836	—	—
Diversified Telecommunication Services	5,871,134	—	—
Electrical Equipment	41,545,457	—	—
Electronic Equipment, Instruments & Components	15,067,524	—	—
Energy Equipment & Services	15,496,966	—	—
Food & Staples Retailing	17,373,623	—	—
Food Products	41,416,013	—	—
Health Care Equipment & Supplies	14,123,031	—	—
Health Care Providers & Services	9,180,867	—	—
Health Care Technology	16,400,356	—	—
Hotels, Restaurants & Leisure	19,280,682	—	—
Household Durables	6,129,806	—	—
Internet & Catalog Retail	12,608,043	—	—
Internet Software & Services	37,613,410	—	—
IT Services	19,470,622	—	—
Life Sciences Tools & Services	15,601,392	—	—
Machinery	20,794,461	—	—
Media	11,310,698	—	—
Multiline Retail	4,601,580	—	—
Oil, Gas & Consumable Fuels	17,979,629	—	—
Pharmaceuticals	17,663,878	—	—
Real Estate Management & Development	15,640,057	—	—
Road & Rail	13,731,548	—	—
Semiconductors & Semiconductor Equipment	3,555,530	—	—
Software	27,397,925	—	—
Specialty Retail	38,953,847	—	—
Textiles, Apparel & Luxury Goods	49,791,083	—	—
Thrifts & Mortgage Finance	7,760,699	—	—
Trading Companies & Distributors	17,853,260	—	—
Wireless Telecommunication Services	14,083,355	—	—
Affiliated Money Market Mutual Fund	73,414,727	—	—

Total	$778,888,140	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (9.0% represents investments purchased with collateral from securities on loan)	10.3%
Textiles, Apparel & Luxury Goods	7.0
Electrical Equipment	5.8
Food Products	5.8
Specialty Retail	5.5
Internet Software & Services	5.3
Chemicals	4.7
Biotechnology	4.0
Software	3.8
Machinery	2.9
IT Services	2.7
Hotels, Restaurants & Leisure	2.7
Consumer Finance	2.6
Oil, Gas & Consumable Fuels	2.5
Diversified Financial Services	2.5
Trading Companies & Distributors	2.5
Pharmaceuticals	2.5
Food & Staples Retailing	2.4
Health Care Technology	2.3
Real Estate Management & Development	2.2

Life Sciences Tools & Services	2.2%
Energy Equipment & Services	2.2
Electronic Equipment, Instruments & Components	2.1
Banks	2.1
Health Care Equipment & Supplies	2.0
Wireless Telecommunication Services	2.0
Road & Rail	1.9
Internet & Catalog Retail	1.8
Media	1.6
Distributors	1.5
Auto Components	1.4
Health Care Providers & Services	1.3
Beverages	1.2
Thrifts & Mortgage Finance	1.1
Household Durables	0.9
Automobiles	0.8
Diversified Telecommunication Services	0.8
Commercial Services & Supplies	0.7
Multiline Retail	0.6
Construction & Engineering	0.6
Semiconductors & Semiconductor Equipment	0.5

109.3
Liabilities in excess of other assets	(9.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $62,207,965:
Unaffiliated investments (cost $593,984,348)	$705,473,413
Affiliated investments (cost $73,414,727)	73,414,727
Dividends receivable	202,286
Receivable for investments sold	69,951
Receivable for fund share sold	53,475
Tax reclaim receivable	19,974
Prepaid expenses	7,629

Total Assets	779,241,455

LIABILITIES:
Payable to broker for collateral for securities on loan	64,025,115
Payable for investments purchased	1,264,324
Payable for fund share repurchased	1,061,205
Advisory fees payable	197,123
Accrued expenses and other liabilities	60,938
Distribution fee payable	11,845
Affiliated transfer agent fee payable	361

Total Liabilities	66,620,911

NET ASSETS	$712,620,544

Net assets were comprised of:
Paid-in capital	$402,055,094
Retained earnings	310,565,450

Net assets, December 31, 2014	$712,620,544

Net asset value and redemption price per share, $712,620,544 / 92,128,906 outstanding shares of beneficial interest	$7.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $26,134 foreign withholding tax)	$5,240,483
Affiliated income from securities lending, net	102,146
Affiliated dividend income	12,566

5,355,195

EXPENSES
Advisory fees	6,670,526
Distribution fee	679,436
Custodian and accounting fees	114,000
Audit fee	27,000
Trustees’ fees	15,000
Legal fees and expenses	11,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense	397
Miscellaneous	5,467

Total expenses	7,548,826
Less: advisory fee waivers and/or expense reimbursement	(525,409)

Net expenses	7,023,417

NET INVESTMENT LOSS	(1,668,222)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	108,986,969
Net change in unrealized appreciation (depreciation) on:
Investments	(31,032,048)
Foreign currencies	(1,072)

(31,033,120)

NET GAIN ON INVESTMENTS	77,953,849

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,285,627

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,668,222)	$(1,435,298)
Net realized gain on investment transactions	108,986,969	77,341,153
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(31,033,120)	90,317,005

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	76,285,627	166,222,860

FUND SHARE TRANSACTIONS:
Fund share sold [15,772,435 and 19,397,306 shares, respectively]	110,147,996	115,302,110
Fund share repurchased [15,638,561 and 34,681,799 shares, respectively]	(111,991,691)	(206,299,746)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,843,695)	(90,997,636)

TOTAL INCREASE IN NET ASSETS	74,441,932	75,225,224
NET ASSETS:
Beginning of year	638,178,612	562,953,388

End of year	$712,620,544	$638,178,612

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 96.3%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.9%
Cubic Corp.	32,964	$1,735,225
Curtiss-Wright Corp.	63,697	4,496,371
Esterline Technologies Corp.*	101,076	11,086,016
Moog, Inc. (Class A Stock)*	85,581	6,335,561
Teledyne Technologies, Inc.*	29,376	3,018,090

		26,671,263

Air Freight & Logistics — 0.5%
Forward Air Corp.	90,400	4,553,448

Auto Components — 0.8%
American Axle & Manufacturing Holdings, Inc.*	183,563	4,146,688
Tenneco, Inc.*	64,385	3,644,835

		7,791,523

Banks — 13.9%
BancorpSouth, Inc.	325,501	7,327,028
Bank of the Ozarks, Inc.	244,167	9,258,813
Banner Corp.(g)	96,413	4,147,687
Boston Private Financial Holdings, Inc.	308,746	4,158,809
Bridge Capital Holdings*	55,157	1,234,414
CoBiz Financial, Inc.	113,262	1,487,130
Community Bank System, Inc.	109,085	4,159,411
ConnectOne Bancorp, Inc.	51,535	979,165
First Financial Bankshares, Inc.(a)	150,434	4,494,968
First Midwest Bancorp, Inc.	154,113	2,636,873
First of Long Island Corp. (The)	37,607	1,066,911
Flushing Financial Corp.	108,872	2,206,835
Glacier Bancorp, Inc.	199,305	5,534,700
Great Western Bancorp, Inc.*	136,789	3,117,421
Heritage Financial Corp.	64,863	1,138,346
Home BancShares, Inc.	119,366	3,838,811
Independent Bank Corp.	76,974	3,295,257
Independent Bank Group, Inc.	36,178	1,413,113
Lakeland Financial Corp.	42,142	1,831,913
MB Financial, Inc.	203,745	6,695,061
PacWest Bancorp	139,092	6,323,122
Pinnacle Financial Partners, Inc.	124,465	4,921,346
PrivateBancorp, Inc.	274,513	9,168,734
Prosperity Bancshares, Inc.	89,471	4,953,115
Sandy Spring Bancorp, Inc.	53,011	1,382,527
Sierra Bancorp	3,361	59,019
Signature Bank*(a)	8,974	1,130,365
South State Corp.	70,006	4,696,002
Southcoast Financial Corp.*	3,082	21,728
Southwest Bancorp, Inc.	94,622	1,642,638
Summit State Bank	5,941	81,511
Texas Capital Bancshares, Inc.*	83,375	4,529,764
Trico Bancshares	41,122	1,015,713
UMB Financial Corp.	106,577	6,063,166
ViewPoint Financial Group, Inc.	184,606	4,402,853
Webster Financial Corp.	234,933	7,642,370

		128,056,639

Biotechnology — 0.6%
Infinity Pharmaceuticals, Inc.*	222,458	3,757,316
TESARO, Inc.*	51,745	1,924,397

		5,681,713

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Building Products — 0.5%
Continental Building Products, Inc.*	129,576	$2,297,382
NCI Building Systems, Inc.*	130,539	2,417,582

		4,714,964

Capital Markets — 2.2%
Apollo Investment Corp.	65,439	485,557
Cohen & Steers, Inc.(a)	34,160	1,437,453
Golub Capital BDC, Inc.(a)	69,399	1,244,324
Moelis & Co. (Class A Stock)	43,891	1,533,113
New Mountain Finance Corp.(a)	107,020	1,598,879
OM Asset Management PLC (United Kingdom)*	229,474	3,726,658
Stifel Financial Corp.*	130,892	6,678,110
Virtus Investment Partners, Inc.	22,857	3,896,890

		20,600,984

Chemicals — 2.8%
Axiall Corp.	30,635	1,301,068
H.B. Fuller Co.	61,308	2,730,045
Methanex Corp. (Canada)	89,397	4,097,065
Minerals Technologies, Inc.	27,494	1,909,458
PolyOne Corp.	178,210	6,755,941
Quaker Chemical Corp.	39,937	3,675,801
Tronox Ltd. (Class A Stock)	18,986	453,386
WR Grace & Co.*	47,971	4,575,954

		25,498,718

Commercial Services & Supplies — 1.5%
Ceco Environmental Corp.(a)	134,692	2,093,114
G&K Services, Inc. (Class A Stock)	48,291	3,421,417
Mobile Mini, Inc.	115,963	4,697,661
Progressive Waste Solutions Ltd. (Canada)	133,017	4,001,151

		14,213,343

Communications Equipment — 1.3%
ADTRAN, Inc.	118,618	2,585,872
Digi International, Inc.*	97,677	907,419
Extreme Networks, Inc.*	422,134	1,490,133
JDS Uniphase Corp.*	235,343	3,228,906
RADWARE Ltd. (Israel)*	174,646	3,845,705

		12,058,035

Construction & Engineering — 1.1%
Comfort Systems USA, Inc.	131,877	2,257,734
EMCOR Group, Inc.	119,885	5,333,684
MYR Group, Inc.*	105,516	2,891,138

		10,482,556

Consumer Finance — 0.3%
First Cash Financial Services, Inc.*(a)	49,817	2,773,312

Containers & Packaging — 1.2%
Berry Plastics Group, Inc.*	217,985	6,877,427
Graphic Packaging Holding Co.*	283,065	3,855,345

		10,732,772

Distributors — 0.3%
Core-Mark Holding Co., Inc.	51,180	3,169,577

Diversified Financial Services — 0.4%
MarketAxess Holdings, Inc.	47,048	3,373,812

Diversified Telecommunication Services — 0.4%
Premiere Global Services, Inc.*	344,691	3,660,618

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electric Utilities — 3.0%
ALLETE, Inc.	118,351	$6,525,874
IDACORP, Inc.	121,884	8,067,502
Otter Tail Corp.	15,601	483,007
PNM Resources, Inc.	157,241	4,659,051
Portland General Electric Co.(a)	211,094	7,985,686

		27,721,120

Electrical Equipment — 0.3%
Thermon Group Holdings, Inc.*	118,277	2,861,121

Electronic Equipment, Instruments & Components — 2.1%
Anixter International, Inc.*	57,525	5,088,662
Belden, Inc.	55,217	4,351,652
CTS Corp.	159,417	2,842,405
Littelfuse, Inc.	32,855	3,176,093
Newport Corp.*	191,158	3,653,029

		19,111,841

Energy Equipment & Services — 0.8%
Forum Energy Technologies, Inc.*	174,903	3,625,739
Newpark Resources, Inc.*	147,205	1,404,336
TETRA Technologies, Inc.*(a)	294,754	1,968,957

		6,999,032

Food Products — 1.0%
B&G Foods, Inc.	58,770	1,757,223
Freshpet, Inc.*(a)	25,186	429,673
Hain Celestial Group, Inc. (The)*(a)	93,222	5,433,910
J&J Snack Foods Corp.	11,900	1,294,363

		8,915,169

Gas Utilities — 1.4%
New Jersey Resources Corp.	52,353	3,204,004
Southwest Gas Corp.	154,010	9,519,358

		12,723,362

Health Care Equipment & Supplies — 1.2%
Endologix, Inc.*(a)	193,550	2,959,380
Integra LifeSciences Holdings Corp.*	78,223	4,242,033
Tornier NV*	136,614	3,483,657

		10,685,070

Health Care Providers & Services — 1.6%
Adeptus Health, Inc. (Class A Stock)*(a)	48,882	1,828,187
Air Methods Corp.*(a)	107,587	4,737,056
HealthSouth Corp.	174,368	6,706,193
Surgical Care Affiliates, Inc.*(a)	39,701	1,335,939

		14,607,375

Health Care Technology — 1.2%
Allscripts Healthcare Solutions, Inc.*(a)	630,668	8,053,630
Quality Systems, Inc.	177,839	2,772,510

		10,826,140

Hotels, Restaurants & Leisure — 3.3%
Bloomin’ Brands, Inc.*	151,472	3,750,447
Diamond Resorts International, Inc.*	181,571	5,065,831
DineEquity, Inc.	38,063	3,944,849
Jack in the Box, Inc.	77,173	6,170,753
Krispy Kreme Doughnuts, Inc.*	73,548	1,451,838
Marriott Vacations Worldwide Corp.	50,553	3,768,221

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (cont’d.)
Vail Resorts, Inc.	69,246	$6,310,388

		30,462,327

Household Durables — 0.8%
Meritage Homes Corp.*	86,379	3,108,780
Standard Pacific Corp.*	395,473	2,882,998
William Lyon Homes (Class A Stock)*	74,035	1,500,689

		7,492,467

Household Products — 1.0%
Spectrum Brands Holdings, Inc.	97,503	9,329,087

Independent Power & Renewable Electricity Producers — 0.6%
Dynegy, Inc.*	184,369	5,595,599

Industrial Conglomerates — 0.9%
Carlisle Cos., Inc.	88,873	8,019,900

Insurance — 4.8%
American Equity Investment Life Holding Co.	317,215	9,259,506
AMERISAFE, Inc.	43,240	1,831,646
CNO Financial Group, Inc.	502,758	8,657,493
Endurance Specialty Holdings Ltd.	65,146	3,898,337
Enstar Group Ltd.*(g)	12,857	1,965,707
Fidelity & Guaranty Life	72,062	1,748,945
Maiden Holdings Ltd.	376,491	4,815,320
Meadowbrook Insurance Group, Inc.	134,874	1,141,034
National General Holdings Corp.	95,689	1,780,772
ProAssurance Corp.	77,304	3,490,276
RLI Corp.	61,361	3,031,233
Symetra Financial Corp.	119,814	2,761,713

		44,381,982

Internet & Catalog Retail — 0.4%
HSN, Inc.	50,213	3,816,188

Internet Software & Services — 0.4%
Everyday Health, Inc.*(a)	230,788	3,404,123

IT Services — 0.5%
Convergys Corp.	239,659	4,881,854

Leisure Products — 0.2%
Brunswick Corp.	36,572	1,874,681

Machinery — 3.9%
Actuant Corp. (Class A Stock)	231,324	6,301,266
Alamo Group, Inc.	21,012	1,017,821
Barnes Group, Inc.	90,470	3,348,295
CIRCOR International, Inc.	47,690	2,874,753
CLARCOR, Inc.	69,830	4,653,471
Graco, Inc.	40,710	3,264,128
RBC Bearings, Inc.	56,026	3,615,358
Standex International Corp.	28,982	2,239,149
Watts Water Technologies, Inc. (Class A Stock)	72,679	4,610,756
Woodward, Inc.	87,386	4,302,013

		36,227,010

Media — 1.4%
Carmike Cinemas, Inc.*	108,062	2,838,789
Live Nation Entertainment, Inc.*	263,118	6,870,011
Nexstar Broadcasting Group, Inc. (Class A Stock)	51,048	2,643,776

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Media (cont’d.)
Townsquare Media, Inc. (Class A Stock)*	55,986	$739,015

		13,091,591

Metals & Mining — 1.3%
AK Steel Holding Corp.*(a)	536,471	3,186,638
Commercial Metals Co.	27,633	450,142
Globe Specialty Metals, Inc.	91,435	1,575,425
Kaiser Aluminum Corp.	80,474	5,748,258
TimkenSteel Corp.	27,987	1,036,359

		11,996,822

Multiline Retail — 0.5%
Burlington Stores, Inc.*	98,088	4,635,639

Multi-Utilities — 1.2%
Black Hills Corp.	76,030	4,032,631
NorthWestern Corp.	122,706	6,942,705

		10,975,336

Oil, Gas & Consumable Fuels — 2.8%
Laredo Petroleum, Inc.*(a)	274,873	2,844,936
Parsley Energy, Inc. (Class A Stock)*(a)	353,141	5,636,130
Rex Energy Corp.*(a)	579,194	2,953,889
Rice Energy, Inc.*(a)	315,586	6,617,838
RSP Permian, Inc.*(a)	112,096	2,818,093
SM Energy Co.	132,882	5,126,588

		25,997,474

Paper & Forest Products — 0.4%
KapStone Paper and Packaging Corp.	139,040	4,075,262

Pharmaceuticals — 0.8%
Catalent, Inc.*	141,915	3,956,590
Prestige Brands Holdings, Inc.*	91,408	3,173,686

		7,130,276

Professional Services — 0.3%
On Assignment, Inc.*	51,936	1,723,756
TrueBlue, Inc.*	61,307	1,364,081

		3,087,837

Real Estate Investment Trusts (REITs) — 12.8%
Acadia Realty Trust	256,133	8,203,940
American Campus Communities, Inc.	68,420	2,829,851
Apollo Commercial Real Estate Finance, Inc.	300,444	4,915,264
Blackstone Mortgage Trust, Inc. (Class A Stock)	204,455	5,957,819
CBL & Associates Properties, Inc.	313,292	6,084,131
Chesapeake Lodging Trust	304,475	11,329,515
CubeSmart	422,485	9,324,244
DuPont Fabros Technology, Inc.(a)	171,750	5,708,970
Highwoods Properties, Inc.	171,058	7,574,448
Hudson Pacific Properties, Inc.	213,358	6,413,541
MFA Financial, Inc.	617,410	4,933,106
National Health Investors, Inc.	127,386	8,911,925
Pebblebrook Hotel Trust	226,072	10,315,665
PS Business Parks, Inc.	84,130	6,691,700
Strategic Hotels & Resorts, Inc.*	717,061	9,486,717
Terreno Realty Corp.	275,770	5,689,135
Two Harbors Investment Corp.	395,707	3,964,984

		118,334,955

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate Management & Development — 0.7%
Kennedy-Wilson Holdings, Inc.	271,246	$6,862,524

Semiconductors & Semiconductor Equipment — 3.7%
Cabot Microelectronics Corp.*	96,476	4,565,244
Entegris, Inc.*	433,951	5,732,493
Fairchild Semiconductor International, Inc.*(a)	239,080	4,035,670
Intersil Corp. (Class A Stock)	438,985	6,352,113
MKS Instruments, Inc.	152,398	5,577,767
Semtech Corp.*	142,048	3,916,263
Silicon Laboratories, Inc.*	81,015	3,857,934

		34,037,484
Software — 2.0%
Bottomline Technologies de, Inc.*	109,603	2,770,764
Gigamon, Inc.*	25,441	451,069
Monotype Imaging Holdings, Inc.	107,966	3,112,660
Pegasystems, Inc.	87,920	1,826,098
PTC, Inc.*	98,657	3,615,779
SS&C Technologies Holdings, Inc.	41,458	2,424,878
Verint Systems, Inc.*	78,654	4,583,955

		18,785,203

Specialty Retail — 2.3%
Asbury Automotive Group, Inc.*	37,105	2,817,012
Boot Barn Holdings, Inc.*(a)	38,275	696,605
Express, Inc.*	58,643	861,466
Genesco, Inc.*	5,586	427,999
GNC Holdings, Inc. (Class A Stock)	89,822	4,218,041
Lithia Motors, Inc. (Class A Stock)	65,247	5,656,262
Monro Muffler Brake, Inc.	36,675	2,119,815
Office Depot, Inc.*	542,439	4,651,414

		21,448,614

Technology Hardware, Storage & Peripherals — 0.3%
Electronics For Imaging, Inc.*	71,189	3,049,025

Textiles, Apparel & Luxury Goods — 1.1%
Carter’s, Inc.	58,903	5,142,821
Movado Group, Inc.	85,808	2,434,373
Steven Madden Ltd.*	72,853	2,318,911

		9,896,105

Thrifts & Mortgage Finance — 1.8%
Brookline Bancorp, Inc.	119,312	1,196,699
Dime Community Bancshares, Inc.	76,904	1,251,997
Oritani Financial Corp.	104,653	1,611,656
Provident Financial Services, Inc.	158,804	2,868,000
Radian Group, Inc.(a)	470,341	7,864,102
WSFS Financial Corp.(a)	24,905	1,914,945

		16,707,399

Trading Companies & Distributors — 1.5%
Applied Industrial Technologies, Inc.	84,584	3,856,185
Kaman Corp.	121,998	4,890,900
WESCO International, Inc.*(a)	68,635	5,230,673

		13,977,758

TOTAL COMMON STOCKS (cost $716,867,779)		878,058,029

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

EXCHANGE TRADED FUND — 1.3%	Shares	Value (Note 2)
iShares Russell 2000 Value Index Fund(a) (cost $11,778,400)	120,719	$12,274,708

TOTAL LONG-TERM INVESTMENTS (cost $728,646,179)		890,332,737

SHORT-TERM INVESTMENT — 9.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $91,353,859; includes $61,038,061 of cash collateral for securities on loan)(b)(w)(Note 4)	91,353,859	$91,353,859

TOTAL INVESTMENTS — 106.2% (cost $820,000,038)		981,686,596
Liabilities in excess of other assets — (6.2)%		(57,710,409)

NET ASSETS — 100.0%		$923,976,187

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $57,606,412; cash collateral of $61,038,061 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$26,671,263	$—	$—
Air Freight & Logistics	4,553,448	—	—
Auto Components	7,791,523	—	—
Banks	128,056,639	—	—
Biotechnology	5,681,713	—	—
Building Products	4,714,964	—	—
Capital Markets	20,600,984	—	—
Chemicals	25,498,718	—	—
Commercial Services & Supplies	14,213,343	—	—
Communications Equipment	12,058,035	—	—
Construction & Engineering	10,482,556	—	—
Consumer Finance	2,773,312	—	—
Containers & Packaging	10,732,772	—	—
Distributors	3,169,577	—	—
Diversified Financial Services	3,373,812	—	—
Diversified Telecommunication Services	3,660,618	—	—
Electric Utilities	27,721,120	—	—
Electrical Equipment	2,861,121	—	—
Electronic Equipment, Instruments & Components	19,111,841	—	—
Energy Equipment & Services	6,999,032	—	—
Food Products	8,915,169	—	—
Gas Utilities	12,723,362	—	—
Health Care Equipment & Supplies	10,685,070	—	—
Health Care Providers & Services	14,607,375	—	—
Health Care Technology	10,826,140	—	—
Hotels, Restaurants & Leisure	30,462,327	—	—
Household Durables	7,492,467	—	—
Household Products	9,329,087	—	—
Independent Power & Renewable Electricity
Producers	5,595,599	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Industrial Conglomerates	$8,019,900	$—	$—
Insurance	44,381,982	—	—
Internet & Catalog Retail	3,816,188	—	—
Internet Software & Services	3,404,123	—	—
IT Services	4,881,854	—	—
Leisure Products	1,874,681	—	—
Machinery	36,227,010	—	—
Media	13,091,591	—	—
Metals & Mining	11,996,822	—	—
Multiline Retail	4,635,639	—	—
Multi-Utilities	10,975,336	—	—
Oil, Gas & Consumable Fuels	25,997,474	—	—
Paper & Forest Products	4,075,262	—	—
Pharmaceuticals	7,130,276	—	—
Professional Services	3,087,837	—	—
Real Estate Investment Trusts (REITs)	118,334,955	—	—
Real Estate Management & Development	6,862,524	—	—
Semiconductors & Semiconductor Equipment	34,037,484	—	—
Software	18,785,203	—	—
Specialty Retail	21,448,614	—	—
Technology Hardware, Storage & Peripherals	3,049,025	—	—
Textiles, Apparel & Luxury Goods	9,896,105	—	—
Thrifts & Mortgage Finance	16,707,399	—	—
Trading Companies & Distributors	13,977,758	—	—
Exchange Traded Fund	12,274,708	—	—
Affiliated Money Market Mutual Fund	91,353,859	—	—

Total	$981,686,596	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Banks	13.9%
Real Estate Investment Trusts (REITs)	12.8
Affiliated Money Market Mutual Fund (6.6% represents investments purchased with collateral from securities on loan)	9.9
Insurance	4.8
Machinery	3.9
Semiconductors & Semiconductor Equipment	3.7
Hotels, Restaurants & Leisure	3.3
Electric Utilities	3.0
Aerospace & Defense	2.9
Oil, Gas & Consumable Fuels	2.8
Chemicals	2.8
Specialty Retail	2.3
Capital Markets	2.2
Electronic Equipment, Instruments & Components	2.1
Software	2.0
Thrifts & Mortgage Finance	1.8
Health Care Providers & Services	1.6
Commercial Services & Supplies	1.5
Trading Companies & Distributors	1.5
Gas Utilities	1.4
Media	1.4
Metals & Mining	1.3
Communications Equipment	1.3
Exchange Traded Fund	1.3
Health Care Equipment & Supplies	1.2
Health Care Technology	1.2
Multi-Utilities	1.2

Containers & Packaging	1.2%
Textiles, Apparel & Luxury Goods	1.1
Construction & Engineering	1.1
Household Products	1.0
Food Products	1.0
Industrial Conglomerates	0.9
Energy Equipment & Services	0.8
Auto Components	0.8
Household Durables	0.8
Pharmaceuticals	0.8
Real Estate Management & Development	0.7
Biotechnology	0.6
Independent Power & Renewable Electricity Producers	0.6
IT Services	0.5
Building Products	0.5
Air Freight & Logistics	0.5
Multiline Retail	0.5
Paper & Forest Products	0.4
Internet & Catalog Retail	0.4
Diversified Telecommunication Services	0.4
Internet Software & Services	0.4
Diversified Financial Services	0.4
Technology Hardware, Storage & Peripherals	0.3
Electrical Equipment	0.3
Consumer Finance	0.3
Distributors	0.3
Professional Services	0.3
Leisure Products	0.2

106.2
Liabilities in excess of other assets	(6.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $57,606,412:
Unaffiliated investments (cost $728,646,179)	$890,332,737
Affiliated investments (cost $91,353,859)	91,353,859
Receivable for investments sold	2,366,874
Dividends receivable	1,969,165
Receivable for fund share sold	150,173
Tax reclaim receivable	26,219
Prepaid expenses	7,378

Total Assets	986,206,405

LIABILITIES:
Payable to broker for collateral for securities on loan	61,038,061
Payable for investments purchased	637,035
Advisory fees payable	403,553
Accrued expenses and other liabilities	73,424
Payable for fund share repurchased	62,483
Distribution fee payable	15,301
Affiliated transfer agent fee payable	361

Total Liabilities	62,230,218

NET ASSETS	$923,976,187

Net assets were comprised of:
Paid-in capital	$556,538,946
Retained earnings	367,437,241

Net assets, December 31, 2014	$923,976,187

Net asset value and redemption price per share, $923,976,187 / 51,285,520 outstanding shares of beneficial interest	$18.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $26,301 foreign withholding tax)	$13,903,819
Affiliated income from securities lending, net	260,093
Affiliated dividend income	27,214

14,191,126

EXPENSES
Advisory fees	8,228,007
Distribution fee	887,144
Custodian and accounting fees	151,000
Audit fee	25,000
Trustees’ fees	17,000
Insurance expenses	11,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	11,256

Total expenses	9,357,407
Less: advisory fee waivers and/or expense reimbursement	(77,887)

Net expenses	9,279,520

NET INVESTMENT INCOME	4,911,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	82,635,569

Net change in unrealized appreciation (depreciation) on:
Investments	(26,617,950)
Foreign currencies	(1,491)

(26,619,441)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	56,016,128

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,927,734

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,911,606	$4,759,244
Net realized gain on investment transactions	82,635,569	93,869,760
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(26,619,441)	141,483,165

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	60,927,734	240,112,169

FUND SHARE TRANSACTIONS:
Fund share sold [3,610,038 and 11,791,406 shares, respectively]	61,913,215	164,319,502
Fund share repurchased [4,527,759 and 8,369,091 shares, respectively]	(76,373,740)	(117,846,730)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(14,460,525)	46,472,772

TOTAL INCREASE IN NET ASSETS	46,467,209	286,584,941
NET ASSETS:
Beginning of year	877,508,978	590,924,037

End of year	$923,976,187	$877,508,978

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST HERNDON LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value (Note 2)
LONG-TERM INVESTMENTS — 95.5%
COMMON STOCKS
Aerospace & Defense — 5.4%
Lockheed Martin Corp.	146,891	$28,286,800
Rockwell Collins, Inc.	197,813	16,711,242

		44,998,042

Air Freight & Logistics — 2.1%
United Parcel Service, Inc. (Class B Stock)	158,642	17,636,231

Airlines — 0.6%
Copa Holdings SA (Panama) (Class A Stock)	46,072	4,774,902

Biotechnology — 1.8%
Gilead Sciences, Inc.*	161,944	15,264,841

Capital Markets — 4.0%
Eaton Vance Corp.	397,584	16,273,113
Waddell & Reed Financial, Inc. (Class A Stock)	344,704	17,173,153

		33,446,266

Chemicals — 7.1%
CF Industries Holdings, Inc.	64,632	17,614,805
LyondellBasell Industries NV (Class A Stock)	279,178	22,163,941
NewMarket Corp.	47,005	18,967,928

		58,746,674

Consumer Finance — 2.9%
Discover Financial Services	364,289	23,857,287

Diversified Financial Services — 8.0%
CBOE Holdings, Inc.	438,714	27,823,242
McGraw Hill Financial, Inc.	219,357	19,518,386
Moody’s Corp.	193,896	18,577,176

		65,918,804

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	176,269	8,245,864

Energy Equipment & Services — 4.8%
Atwood Oceanics, Inc.*	639,672	18,147,495
Oil States International, Inc.*	438,067	21,421,476

		39,568,971

Food Products — 0.8%
Campbell Soup Co.	149,850	6,593,400

Hotels, Restaurants & Leisure — 1.8%
Yum! Brands, Inc.	205,647	14,981,384

Household Products — 2.6%
Colgate-Palmolive Co.	307,491	21,275,302

Independent Power & Renewable Electricity Producers — 0.9%
AES Corp. (The)	538,599	7,416,508

Insurance — 2.7%
Aflac, Inc.	360,372	22,015,125

IT Services — 2.3%
Western Union Co. (The)(a)	1,051,737	18,836,610

Machinery — 2.0%
Caterpillar, Inc.	182,145	16,671,732

Oil, Gas & Consumable Fuels — 16.1%
Apache Corp.	292,220	18,313,427
ConocoPhillips	352,541	24,346,481
Continental Resources, Inc.*(a)	490,607	18,819,685

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
Exxon Mobil Corp.	174,311	$16,115,052
Marathon Petroleum Corp.	264,404	23,865,105
Oasis Petroleum, Inc.*(a)	252,254	4,172,281
SM Energy Co.	262,445	10,125,128
Valero Energy Corp.	353,599	17,503,151

		133,260,310

Pharmaceuticals — 2.9%
Mylan, Inc.*	426,962	24,067,848

Professional Services — 1.1%
Verisk Analytics, Inc. (Class A Stock)*	137,098	8,781,127

Real Estate Investment Trusts (REITs) — 2.5%
Apartment Investment & Management Co. (Class A Stock)	550,350	20,445,504

Software — 2.7%
Microsoft Corp.	483,760	22,470,652

Specialty Retail — 5.8%
Ross Stores, Inc.	213,481	20,122,719
TJX Cos., Inc. (The)	405,418	27,803,566

		47,926,285

Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc.	287,906	31,779,064
Western Digital Corp.	252,652	27,968,576

		59,747,640

Thrifts & Mortgage Finance — 1.7%
Nationstar Mortgage Holdings, Inc.*(a)	512,954	14,460,173

Tobacco — 4.7%
Altria Group, Inc.	487,677	24,027,846
Philip Morris International, Inc.	178,228	14,516,671

		38,544,517

TOTAL LONG-TERM INVESTMENTS (cost $715,836,471)		789,951,999

SHORT-TERM INVESTMENT — 9.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $81,035,475; includes $49,626,565 of cash collateral for securities on loan)(b)(w)(Note 4)	81,035,475	81,035,475

TOTAL INVESTMENTS — 105.3% (cost $796,871,946)	870,987,474
Liabilities in excess of other assets — (5.3)%		(43,575,792)

NET ASSETS — 100.0%		$827,411,682

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST HERNDON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $48,495,469; cash collateral of $49,626,565 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$44,998,042	$—	$—
Air Freight & Logistics	17,636,231	—	—
Airlines	4,774,902	—	—
Biotechnology	15,264,841	—	—
Capital Markets	33,446,266	—	—
Chemicals	58,746,674	—	—
Consumer Finance	23,857,287	—	—
Diversified Financial Services	65,918,804	—	—
Diversified Telecommunication Services	8,245,864	—	—
Energy Equipment & Services	39,568,971	—	—
Food Products	6,593,400	—	—
Hotels, Restaurants & Leisure	14,981,384	—	—
Household Products	21,275,302	—	—
Independent Power & Renewable Electricity Producers	7,416,508	—	—
Insurance	22,015,125	—	—
IT Services	18,836,610	—	—
Machinery	16,671,732	—	—
Oil, Gas & Consumable Fuels	133,260,310	—	—
Pharmaceuticals	24,067,848	—	—
Professional Services	8,781,127	—	—
Real Estate Investment Trusts (REITs)	20,445,504	—	—
Software	22,470,652	—	—
Specialty Retail	47,926,285	—	—
Technology Hardware, Storage & Peripherals	59,747,640	—	—
Thrifts & Mortgage Finance	14,460,173	—	—
Tobacco	38,544,517	—	—
Affiliated Money Market Mutual Fund	81,035,475	—	—

Total	$870,987,474	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST HERNDON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Oil, Gas & Consumable Fuels	16.1%
Affiliated Money Market Mutual Fund (6.0% represents investments purchased with collateral from securities on loan)	9.8
Diversified Financial Services	8.0
Technology Hardware, Storage & Peripherals	7.2
Chemicals	7.1
Specialty Retail	5.8
Aerospace & Defense	5.4
Energy Equipment & Services	4.8
Tobacco	4.7
Capital Markets	4.0
Pharmaceuticals	2.9
Consumer Finance	2.9
Software	2.7
Insurance	2.7
Household Products	2.6

Real Estate Investment Trusts (REITs)	2.5%
IT Services	2.3
Air Freight & Logistics	2.1
Machinery	2.0
Biotechnology	1.8
Hotels, Restaurants & Leisure	1.8
Thrifts & Mortgage Finance	1.7
Professional Services	1.1
Diversified Telecommunication Services	1.0
Independent Power & Renewable Electricity Producers	0.9
Food Products	0.8
Airlines	0.6

105.3
Liabilities in excess of other assets	(5.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST HERNDON LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $48,495,469:
Unaffiliated investments (cost $715,836,471)	$789,951,999
Affiliated investments (cost $81,035,475)	81,035,475
Receivable for investments sold	5,866,641
Dividends receivable	639,387
Receivable for fund share sold	15,762
Prepaid expenses	8,155

Total Assets	877,517,419

LIABILITIES:
Payable to broker for collateral for securities on loan	49,626,565
Payable for fund share repurchased	223,303
Advisory fees payable	175,938
Accrued expenses and other liabilities	65,792
Distribution fee payable	13,778
Affiliated transfer agent fee payable	361

Total Liabilities	50,105,737

NET ASSETS	$827,411,682

Net assets were comprised of:
Paid-in capital	$406,078,531
Retained earnings	421,333,151

Net assets, December 31, 2014	$827,411,682

Net asset value and redemption price per share, $827,411,682 / 63,489,995 outstanding shares of beneficial interest	$13.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $448 foreign withholding tax)	$16,928,819
Affiliated income from securities lending, net	773,071
Affiliated dividend income	32,294

17,734,184

EXPENSES
Advisory fees	7,074,394
Distribution fee	854,246
Custodian and accounting fees	124,000
Audit fee	21,000
Trustees’ fees	16,000
Insurance expenses	10,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	3,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense	407
Miscellaneous	10,671

Total expenses	8,133,718
Less: advisory fee waivers and/or expense reimbursement	(813,176)

Net expenses	7,320,542

NET INVESTMENT INCOME	10,413,642

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	12,451,408
Foreign currency transactions	(715)

12,450,693

Net change in unrealized appreciation (depreciation) on investments	(9,557,577)

NET GAIN ON INVESTMENTS	2,893,116

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,306,758

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,413,642	$9,513,894
Net realized gain on investment and foreign currency transactions	12,450,693	212,916,127
Net change in unrealized appreciation (depreciation) on investments	(9,557,577)	27,869,255

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,306,758	250,299,276

FUND SHARE TRANSACTIONS:
Fund share sold [4,630,793 and 22,592,452 shares, respectively]	60,441,515	260,671,577
Fund share repurchased [7,821,996 and 54,150,267 shares, respectively]	(101,943,441)	(591,510,060)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(41,501,926)	(330,838,483)

TOTAL DECREASE IN NET ASSETS	(28,195,168)	(80,539,207)
NET ASSETS:
Beginning of year	855,606,850	936,146,057

End of year	$827,411,682	$855,606,850

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS — 96.3%	Shares	Value (Note 2)
Australia — 0.5%
Brambles Ltd.	1,019,810	$8,784,881
Insurance Australia Group Ltd.	735,900	3,736,544

		12,521,425

Austria — 0.3%
Andritz AG	167,615	9,214,858

Belgium — 0.2%
Colruyt SA	137,125	6,374,884

Brazil — 1.3%
Cielo SA	1,219,793	19,121,501
Estacio Participacoes SA	1,387,907	12,436,967
Kroton Educacional SA	785,600	4,580,844

		36,139,312

Canada — 4.8%
Alimentation Couche-Tard, Inc. (Class B Stock)	689,617	28,901,232
Bank of Nova Scotia (The)	70,640	4,031,794
Brookfield Asset Management, Inc. (Class A Stock)	280,436	14,058,257
Canadian Pacific Railway Ltd.	251,782	48,515,874
Cenovus Energy, Inc.	213,758	4,410,208
CI Financial Corp.	229,330	6,373,787
Home Capital Group, Inc.	60,000	2,478,396
Shawcor Ltd.	188,200	6,868,377
Suncor Energy, Inc.	504,000	16,007,574

		131,645,499

China — 8.2%
Alibaba Group Holding Ltd., ADR*(a)	512,620	53,281,723
Baidu, Inc., ADR*	163,980	37,382,521
China Overseas Land & Investment Ltd.	2,062,000	6,099,873
Lenovo Group Ltd.	6,576,000	8,585,714
NetEase, Inc., ADR	59,719	5,920,542
PICC Property & Casualty Co. Ltd. (Class H Stock)	5,285,500	10,199,557
Tencent Holdings Ltd.	4,591,356	66,432,011
Vipshop Holdings Ltd., ADS*(a)	1,733,260	33,867,900

		221,769,841

Denmark — 2.3%
Coloplast A/S (Class B Stock)	120,537	10,087,077
Jyske Bank A/S*	185,285	9,365,486
Novo Nordisk A/S (Class B Stock)	1,015,165	42,941,262

		62,393,825

Finland — 0.4%
Sampo OYJ (Class A Stock)	220,973	10,344,745

France — 4.9%
Arkema SA	101,874	6,737,638
BNP Paribas SA	138,600	8,182,144
Cap Gemini SA	166,336	11,895,910
Dassault Systemes SA	410,286	25,019,470
Pernod Ricard SA	69,460	7,719,643
Publicis Groupe SA	149,184	10,698,815
Rexel SA	594,700	10,654,743
Sanofi	141,775	12,925,727
Schneider Electric SE	146,465	10,666,963
Sodexo	143,355	14,032,235

COMMON STOCKS (Continued)	Shares	Value (Note 2)
France (cont’d.)
Total SA	173,910	$8,909,784
Valeo SA	50,248	6,252,387

		133,695,459

Germany — 7.4%
Bayer AG	361,653	49,296,491
Bayerische Motoren Werke AG	87,100	9,399,705
Brenntag AG	206,175	11,527,294
Continental AG	281,491	59,373,022
Deutsche Boerse AG	142,915	10,155,838
KUKA AG	105,575	7,467,574
Linde AG	58,755	10,822,841
Rational AG	12,730	3,988,762
SAP SE, ADR(a)	155,700	10,844,505
Wirecard AG	621,326	27,092,437

		199,968,469

Hong Kong — 0.7%
AIA Group Ltd.	1,812,836	9,998,639
Jardine Matheson Holdings Ltd.	140,862	8,599,625

		18,598,264

India — 1.0%
Hero MotoCorp Ltd.	215,380	10,568,393
Housing Development Finance Corp. Ltd.	366,325	6,569,070
Tata Motors Ltd.	1,393,923	10,904,026

		28,041,489

Indonesia — 1.0%
PT Bank Mandiri Persero Tbk	7,389,033	6,425,785
PT Bank Rakyat Indonesia Persero Tbk	11,725,102	11,021,368
PT Tower Bersama Infrastructure Tbk	7,128,717	5,575,487
PT Tower Bersama Infrastructure Tbk, 144A(g)	6,982,898	5,461,440

		28,484,080

Ireland — 2.0%
DCC PLC	55,600	3,060,955
Ryanair Holdings PLC, ADR*	148,130	10,557,225
Shire PLC	583,405	41,363,534

		54,981,714

Israel — 2.1%
Bezeq Israeli Telecommunication Corp. Ltd.	7,187,915	12,750,040
Check Point Software Technologies Ltd.*(a)	369,840	29,058,329
Teva Pharmaceutical Industries Ltd., ADR	246,230	14,160,687

		55,969,056

Italy — 4.2%
Anima Holding SpA*(g)	1,496,829	7,530,230
Anima Holding SpA, 144A*(g)	1,381,674	6,950,910
Azimut Holding SpA	1,484,809	32,256,678
Brembo SpA	359,227	12,040,133
Brunello Cucinelli SpA(a)	507,333	11,331,926
Intesa Sanpaolo SpA	4,136,577	11,999,837
Luxottica Group SpA	597,558	32,757,530

		114,867,244

Japan — 17.2%
Astellas Pharma, Inc.	811,220	11,293,889
Daikin Industries Ltd.	180,191	11,554,582
Daito Trust Construction Co. Ltd.	49,700	5,637,862

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Japan (cont’d.)
FANUC Corp.	306,621	$50,555,791
Fuji Heavy Industries Ltd.	1,313,292	46,472,131
Hoya Corp.	238,700	8,073,989
Kansai Paint Co. Ltd.	1,054,400	16,334,739
Kao Corp.	245,000	9,661,467
Keyence Corp.	46,168	20,572,220
Minebea Co. Ltd.	1,966,764	29,044,971
Miraca Holdings, Inc.	188,200	8,096,157
Murata Manufacturing Co. Ltd.	385,322	42,046,724
Nidec Corp.	354,066	22,867,585
Nihon Kohden Corp.	135,100	6,657,249
Nitori Holdings Co. Ltd.	102,600	5,512,546
Ono Pharmaceutical Co. Ltd.	217,354	19,243,547
ORIX Corp.	764,590	9,620,681
Pigeon Corp.	494,212	28,815,574
Recruit Holdings Co. Ltd.*	59,900	1,720,287
Santen Pharmaceutical Co. Ltd.	149,600	8,053,684
Secom Co. Ltd.	128,552	7,385,906
SMC Corp.	96,500	25,304,625
SoftBank Corp.	165,200	9,833,248
Sugi Holdings Co. Ltd.	147,200	6,008,627
Sumitomo Mitsui Financial Group, Inc.	290,944	10,518,418
Sundrug Co. Ltd.	105,800	4,324,906
Toyota Motor Corp.	265,900	16,570,195
Unicharm Corp.	1,107,188	26,538,298

		468,319,898

Macau — 0.2%
MGM China Holdings Ltd.	2,486,000	6,276,937

Mexico — 0.5%
Alsea SAB de CV*(a)	3,903,617	10,787,119
Alsea SAB de CV, 144A*(g)	655,805	1,812,229

		12,599,348

Netherlands — 1.8%
Akzo Nobel NV	169,315	11,714,943
ASML Holding NV	151,455	16,364,372
Koninklijke Ahold NV	539,272	9,584,434
NXP Semiconductors NV*	86,706	6,624,338
Royal Dutch Shell PLC (Class A Stock)	170,836	5,693,835

		49,981,922

Norway — 0.4%
DnB ASA	353,195	5,209,847
Telenor ASA	322,170	6,517,053

		11,726,900

Philippines — 0.9%
Universal Robina Corp.	5,417,742	23,620,740

Singapore — 0.2%
United Overseas Bank Ltd.	332,600	6,137,818

South Africa — 2.0%
Aspen Pharmacare Holdings Ltd.*	998,934	34,848,901
Aspen Pharmacare Holdings Ltd., 144A*(g)	86,040	3,001,599
Bidvest Group Ltd. (The)	281,711	7,365,018
Discovery Ltd.	970,124	9,288,476

		54,503,994

South Korea — 1.7%
NAVER Corp.*	49,235	31,531,819

COMMON STOCKS (Continued)	Shares	Value (Note 2)
South Korea (cont’d.)
Samsung Electronics Co. Ltd.	12,440	$14,955,922

		46,487,741

Spain — 2.0%
Amadeus IT Holding SA (Class A Stock)	202,872	8,079,871
Inditex SA	1,590,640	45,373,748

		53,453,619

Sweden — 2.8%
Assa Abloy AB (Class B Stock)	516,828	27,297,047
Atlas Copco AB (Class A Stock)	344,932	9,597,963
Hexagon AB (Class B Stock)	567,998	17,522,476
Nordea Bank AB	721,195	8,348,398
Telefonaktiebolaget LM Ericsson (Class B Stock)	1,035,805	12,541,638

		75,307,522

Switzerland — 7.0%
Actelion Ltd.*	78,043	8,984,395
Adecco SA*	71,938	4,944,968
Cie Financiere Richemont SA	45,700	4,051,699
Geberit AG	31,801	10,758,369
Givaudan SA*	9,945	17,839,911
Julius Baer Group Ltd.*	177,665	8,111,830
Novartis AG	443,498	41,131,546
Partners Group Holding AG	66,385	19,313,871
Roche Holding AG	159,859	43,312,552
SGS SA	7,455	15,222,887
Sika AG	334	985,280
Sonova Holding AG	57,650	8,469,392
UBS Group AG*	457,615	7,866,265

		190,992,965

Taiwan — 0.2%
MediaTek, Inc.	420,000	6,105,721

Thailand — 1.7%
CP ALL PCL	14,525,822	18,764,360
Home Product Center PCL	71,851,833	18,017,557
Minor International PCL	8,724,482	8,618,409

		45,400,326

United Kingdom — 13.3%
Amlin PLC	1,790,245	13,279,731
ARM Holdings PLC	2,138,053	32,845,649
Ashtead Group PLC	1,743,638	30,966,913
AstraZeneca PLC	101,861	7,194,532
Barclays PLC	2,717,400	10,215,628
BG Group PLC	371,700	4,973,989
BTG PLC*	1,366,909	16,871,575
Bunzl PLC	583,685	15,956,347
Burberry Group PLC	1,328,558	33,707,877
Compass Group PLC	942,956	16,117,874
Howden Joinery Group PLC	1,501,800	9,369,352
InterContinental Hotels Group PLC	216,479	8,710,342
Just Eat PLC*	1,115,088	5,382,524
Just Eat PLC, 144A*(g)	2,346,216	11,325,173
Prudential PLC	515,700	11,922,740
Reckitt Benckiser Group PLC	40,015	3,240,978
Reed Elsevier PLC	1,692,789	28,916,242
SABMiller PLC	151,215	7,883,032
Spectris PLC	135,500	4,425,194

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United Kingdom (cont’d.)
St. James’s Place PLC	4,522,152	$57,019,437
TalkTalk Telecom Group PLC	2,564,400	12,069,559
Travis Perkins PLC	356,795	10,270,018
Wolseley PLC	10,097	577,265
WPP PLC	442,394	9,198,125

		362,440,096

United States — 3.1%
AON PLC	146,100	13,854,663
Jazz Pharmaceuticals PLC*(a)	238,896	39,114,442
Nielsen NV(a)	277,900	12,430,467
Stratasys Ltd.*(a)	211,947	17,614,915

		83,014,487

TOTAL COMMON STOCKS (cost $2,349,386,542)		2,621,380,198

PREFERRED STOCKS — 0.8%
Germany
Henkel AG & Co. KGaA (PRFC),	109,930	11,841,458
Volkswagen AG (PRFC)	44,460	9,881,498

		21,722,956

TOTAL PREFERRED STOCKS (cost $20,631,665)		21,722,956

	Units
WARRANTS*
Thailand
Minor International PCL, expiring 11/03/17 (cost $0)	436,224	64,439

TOTAL LONG-TERM INVESTMENTS (cost $2,370,018,207)		2,643,167,593

SHORT-TERM INVESTMENT — 8.4%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $228,990,959; includes $158,856,524 of cash collateral for securities on loan)(b)(w)(Note 4)	228,990,959	$228,990,959

TOTAL INVESTMENTS — 105.5% (cost $2,599,009,166)		2,872,158,552
Liabilities in excess of other assets — (5.5)%		(150,464,062)

NET ASSETS — 100.0%		$2,721,694,490

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $153,420,721; cash collateral of $158,856,524 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$12,521,425	$—
Austria	—	9,214,858	—
Belgium	—	6,374,884	—
Brazil	36,139,312	—	—
Canada	131,645,499	—	—
China	130,452,686	91,317,155	—
Denmark	—	62,393,825	—
Finland	—	10,344,745	—
France	—	133,695,459	—
Germany	10,844,505	189,123,964	—
Hong Kong	8,599,625	9,998,639	—
India	—	28,041,489	—
Indonesia	—	28,484,080	—
Ireland	10,557,225	44,424,489	—
Israel	43,219,016	12,750,040	—
Italy	—	114,867,244	—
Japan	1,720,287	466,599,611	—
Macau	—	6,276,937	—
Mexico	10,787,119	1,812,229	—
Netherlands	6,624,338	43,357,584	—
Norway	—	11,726,900	—
Philippines	—	23,620,740	—
Singapore	—	6,137,818	—
South Africa	—	54,503,994	—
South Korea	—	46,487,741	—
Spain	—	53,453,619	—
Sweden	—	75,307,522	—
Switzerland	7,866,265	183,126,700	—
Taiwan	—	6,105,721	—
Thailand	45,400,326	—	—
United Kingdom	5,382,524	357,057,572	—
United States	83,014,487	—	—
Preferred Stocks:
Germany	—	21,722,956	—
Warrants	—	64,439	—
Affiliated Money Market Mutual Fund	228,990,959	—	—

Total	$761,244,173	$2,110,914,379	$—

Fair Value of Level 2 investments at 12/31/13 was $2,342,203,373 as a result of fair valuing such foreign investments using third party vendor modeling tools. Such fair values are used to reflect the impact of market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets. An amount of $27,853,796 was transferred from Level 1 into Level 2 at 12/31/14 as a result of fair valuing such foreign securities using third-party vendor modeling tools.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

Pharmaceuticals	14.1%
Affiliated Money Market Mutual Fund (5.8% represents investments purchased with collateral received from securities on loan)	8.4
Internet Software & Services	7.8
Insurance	5.1
Machinery	5.0
Automobiles	3.8
Electronic Equipment, Instruments & Components	3.4
Banks	3.4
Capital Markets	3.2
Textiles, Apparel & Luxury Goods	3.0
Trading Companies & Distributors	2.9
Specialty Retail	2.9
Auto Components	2.8
Food & Staples Retailing	2.7
Household Products	2.6
Hotels, Restaurants & Leisure	2.4
IT Services	2.4
Software	2.4
Chemicals	2.4
Semiconductors & Semiconductor Equipment	2.3
Building Products	1.8
Media	1.8
Road & Rail	1.8
Technology Hardware, Storage & Peripherals	1.5

Oil, Gas & Consumable Fuels	1.5%
Professional Services	1.3
Internet & Catalog Retail	1.2
Electrical Equipment	1.2
Diversified Telecommunication Services	1.2
Real Estate Management & Development	0.9
Health Care Equipment & Supplies	0.9
Food Products	0.9
Wireless Telecommunication Services	0.8
Diversified Financial Services	0.7
Industrial Conglomerates	0.7
Diversified Consumer Services	0.6
Commercial Services & Supplies	0.6
Beverages	0.6
Communications Equipment	0.5
Airlines	0.4
Personal Products	0.4
Thrifts & Mortgage Finance	0.3
Biotechnology	0.3
Health Care Providers & Services	0.3
Energy Equipment & Services	0.3

105.5
Liabilities in excess of other assets	(5.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$64,439	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$47,781	$47,781
Equity contracts	508,360	—	508,360

Total	$508,360	$47,781	$556,141

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Forward Currency Contracts(4)	Total
Foreign exchange contracts	$—	$15,721	$15,721
Equity contracts	64,439	—	64,439

Total	$64,439	$15,721	$80,160

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $153,420,721:
Unaffiliated investments (cost $2,370,018,207)	$2,643,167,593
Affiliated investments (cost $228,990,959)	228,990,959
Foreign currency, at value (cost $2,554,571)	2,490,293
Receivable for investments sold	16,061,832
Tax reclaim receivable	9,581,368
Receivable for fund share sold	6,965,719
Dividends receivable	715,918
Prepaid expenses	22,510

Total Assets	2,907,996,192

LIABILITIES:
Payable to broker for collateral for securities on loan	158,856,524
Payable for investments purchased	25,717,040
Advisory fees payable	885,395
Foreign capital gains tax liability accrued	452,333
Accrued expenses and other liabilities	345,103
Distribution fee payable	44,931
Affiliated transfer agent fee payable	361
Payable for fund share repurchased	15

Total Liabilities	186,301,702

NET ASSETS	$2,721,694,490

Net assets were comprised of:
Paid-in capital	$2,400,811,097
Retained earnings	320,883,393

Net assets, December 31, 2014	$2,721,694,490

Net asset value and redemption price per share $2,721,694,490 / 204,049,213 outstanding shares of beneficial interest	$13.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $5,247,330 foreign withholding tax)	$48,085,919
Affiliated income from securities lending, net	366,614
Affiliated dividend income	89,861

48,542,394

EXPENSES
Advisory fees	26,917,594
Distribution fee	2,787,770
Custodian and accounting fees	655,000
Insurance expenses	34,000
Trustees’ fees	32,000
Audit fee	27,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense	82
Miscellaneous	58,258

Total expenses	30,546,704
Less: advisory fee waivers and/or expense reimbursement	(341,570)

Net expenses	30,205,134

NET INVESTMENT INCOME	18,337,260

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	71,093,266
Foreign currency transactions	(1,123,474)

69,969,792

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(279,918))	(249,115,660)
Foreign currencies	(1,278,365)

(250,394,025)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(180,424,233)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(162,086,973)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,337,260	$13,973,634
Net realized gain on investment and foreign currency transactions	69,969,792	232,756,123
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(250,394,025)	221,839,057

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(162,086,973)	468,568,814

FUND SHARE TRANSACTIONS:
Fund share sold [18,094,782 and 47,833,887 shares, respectively]	247,989,661	597,063,089
Fund share repurchased [16,385,208 and 60,128,612 shares, respectively]	(221,969,790)	(753,609,341)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	26,019,871	(156,546,252)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(136,067,102)	312,022,562
NET ASSETS:
Beginning of year	2,857,761,592	2,545,739,030

End of year	$2,721,694,490	$2,857,761,592

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS — 97.3%	Shares	Value (Note 2)
Australia — 4.3%
Ansell Ltd.	475,649	$8,702,761
Arrium Ltd.	7,301,600	1,263,469
Ausdrill Ltd.(a)	731,040	232,529
Bendigo & Adelaide Bank Ltd.	788,300	8,196,697
BHP Billiton Ltd.	384,000	9,078,773
Bradken Ltd.	556,400	2,127,355
Caltex Australia Ltd.	351,663	9,757,617
Challenger Ltd.	1,361,000	7,189,535
Downer EDI Ltd.	1,440,700	5,505,637
Fortescue Metals Group Ltd.(a)	1,702,300	3,737,639
Kingsgate Consolidated Ltd.*(a)	898,989	478,698
Lend Lease Group	1,255,600	16,723,180
Metcash Ltd.(a)	2,725,199	4,107,112
Mineral Resources Ltd.	351,300	2,149,845
Mount Gibson Iron Ltd.	2,634,500	516,860
Myer Holdings Ltd.(a)	1,907,200	2,161,084
National Australia Bank Ltd.	367,900	10,032,736
Pacific Brands Ltd.	3,053,600	1,342,476
Primary Health Care Ltd.	856,140	3,275,821
Seven Group Holdings Ltd.	354,500	1,674,232
St. Barbara Ltd.*(a)	2,037,800	172,646
Toll Holdings Ltd.	1,508,900	7,187,661

		105,614,363

Austria — 0.8%
OMV AG	254,600	6,760,478
UNIQA Insurance Group AG	711,773	6,680,015
Voestalpine AG	138,300	5,464,674

		18,905,167

Belgium — 1.7%
AGFA-Gevaert NV*(g)	624,500	1,579,367
Anheuser-Busch InBev NV	241,906	27,224,503
Delhaize Group SA	160,900	11,717,627

		40,521,497

Brazil — 0.3%
Estacio Participacoes SA	726,481	6,509,961

Canada — 1.1%
MacDonald Dettwiler & Associates Ltd.	166,165	13,580,106
Rogers Communications, Inc. (Class B Stock)	355,973	13,839,990

		27,420,096

China — 0.2%
Poly Property Group Co. Ltd.	8,664,000	3,531,995
Shougang Fushan Resources Group Ltd.	11,184,000	2,437,371

		5,969,366

Denmark — 0.6%
A.P. Moeller-Maersk A/S (Class B Stock)	4,000	7,955,808
Carlsberg A/S (Class B Stock)	92,284	7,087,397

		15,043,205

Finland — 1.2%
Sampo OYJ (Class A Stock)	384,681	18,008,657
Tieto OYJ(g)	171,222	4,437,224
UPM-Kymmene OYJ	423,000	6,932,214

		29,378,095

COMMON STOCKS (continued)	Shares	Value (Note 2)
France — 8.7%
Airbus Group NV	225,823	$11,164,265
Alstom SA*	146,400	4,721,796
Arkema SA	38,800	2,566,115
AXA SA	408,500	9,413,105
BNP Paribas SA	467,608	27,604,878
Cap Gemini SA	211,756	15,144,228
Cie Generale des Etablissements Michelin	100,200	9,044,747
CNP Assurances	352,600	6,250,968
Credit Agricole SA	579,800	7,484,382
Electricite de France SA	652,300	17,956,823
Renault SA	95,000	6,919,466
Sanofi	150,700	13,739,426
SCOR SE	193,000	5,847,982
Societe Generale SA	153,800	6,436,574
Thales SA	241,700	13,077,743
Total SA	296,400	15,185,210
Valeo SA	231,903	28,855,819
Vinci SA	176,831	9,655,444

		211,068,971

Germany — 7.8%
Allianz SE	78,000	12,918,879
Aurubis AG	42,600	2,381,353
BASF SE	172,300	14,452,720
Bayer AG	206,701	28,175,168
Bayerische Motoren Werke AG	157,427	16,989,292
Continental AG	33,700	7,108,117
Daimler AG	205,000	17,026,124
Deutsche Bank AG	129,300	3,871,816
Deutsche Lufthansa AG	362,100	6,000,361
DMG MORI SEIKI AG	168,750	4,745,389
E.ON SE	325,700	5,566,778
Freenet AG	319,300	9,078,453
Hannover Rueck SE	104,000	9,382,008
Merck KGaA	117,600	11,067,175
Muenchener Rueckversicherungs- Gesellschaft AG	38,700	7,706,643
Rheinmetall AG	139,700	6,082,427
RTL Group SA	62,801	5,988,474
STADA Arzneimittel AG	131,100	3,977,945
Volkswagen AG	60,300	13,073,289
Wincor Nixdorf AG	81,800	3,950,305

		189,542,716

Greece — 0.3%
Hellenic Telecommunications Organization SA*	244,139	2,669,597
Piraeus Bank SA*	4,885,356	5,315,935

		7,985,532

Hong Kong — 1.6%
Cheung Kong Holdings Ltd.	386,000	6,464,274
China Resources Cement Holdings Ltd.	11,135,000	7,176,140
Dah Sing Financial Holdings Ltd.(g)	484,312	2,813,188
First Pacific Co. Ltd.(g)	4,043,000	3,992,464
Huabao International Holdings Ltd.	5,836,000	4,755,980
Kingboard Chemical Holdings Ltd.	1,516,800	2,546,893
Skyworth Digital Holdings Ltd.	7,192,000	3,892,014
Yue Yuen Industrial Holdings Ltd.(g)	2,331,500	8,383,617

		40,024,570

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Ireland — 1.8%
C&C Group PLC	825,900	$3,617,766
James Hardie Industries PLC, CDI	753,842	8,047,456
Permanent TSB Group Holdings PLC*	206,800	15,515
Ryanair Holdings PLC, ADR*	163,321	11,639,888
Shire PLC	220,188	15,611,374
Smurfit Kappa Group PLC	247,300	5,561,401

		44,493,400

Israel — 2.0%
Bank Hapoalim BM	811,200	3,814,367
Elbit Systems Ltd., (NASDAQ GS)	400	24,294
Elbit Systems Ltd., (TASE)(g)	110,800	6,753,087
Teva Pharmaceutical Industries Ltd.	150,900	8,650,325
Teva Pharmaceutical Industries Ltd., ADR	500,153	28,763,799

		48,005,872

Italy — 1.7%
Atlantia SpA	603,181	14,019,148
Azimut Holding SpA	360,981	7,842,118
Danieli & C Officine Meccaniche SpA(g)	128,200	3,179,608
Enel SpA	1,823,700	8,129,194
Eni SpA	407,000	7,129,231

		40,299,299

Japan — 19.5%
AEON Financial Service Co. Ltd.	275,300	5,437,428
Alfresa Holdings Corp.	396,800	4,791,740
Anritsu Corp.	423,600	2,946,801
Aoyama Trading Co. Ltd.	144,900	3,166,054
Aozora Bank Ltd.	2,320,000	7,181,662
Asahi Kasei Corp.	644,000	5,874,845
Asics Corp.	244,200	5,879,189
Autobacs Seven Co. Ltd.	300,000	4,244,649
Bank of Yokohama Ltd. (The)	915,000	4,969,627
Calsonic Kansei Corp.	840,000	4,655,854
Central Japan Railway Co.	55,000	8,243,198
Daihatsu Motor Co. Ltd.	374,000	4,884,755
Daikin Industries Ltd.	284,800	18,262,537
Daiwa House Industry Co. Ltd.	1,091,500	20,619,795
Don Quijote Holdings Co. Ltd.	309,900	21,304,694
Fujikura Ltd.	1,150,000	4,729,157
Fukuoka Financial Group, Inc.	685,400	3,533,558
Fuyo General Lease Co. Ltd.(g)	116,500	4,022,262
Heiwa Corp.	352,000	7,013,569
Hogy Medical Co. Ltd.	33,100	1,509,531
Japan Tobacco, Inc.	373,100	10,268,752
JX Holdings, Inc.	425,200	1,654,711
KDDI Corp.	611,700	38,429,470
Keihin Corp.	213,200	3,164,450
Keiyo Bank Ltd. (The)(g)	756,000	4,218,911
KYORIN Holdings, Inc.	156,900	2,907,557
Kyowa Exeo Corp.	426,900	4,552,760
Makita Corp.	154,100	6,944,052
Marubeni Corp.	1,142,000	6,833,017
Medipal Holdings Corp.	215,600	2,518,141
Mitsubishi Corp.	418,200	7,653,113
Mitsubishi UFJ Financial Group, Inc.	2,293,200	12,599,367
Mitsui & Co. Ltd.	880,400	11,791,315
Mizuho Financial Group, Inc.	4,462,300	7,480,168
Morinaga Milk Industry Co. Ltd.(g)	1,152,000	3,982,012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Nichii Gakkan Co.	168,500	$1,335,592
Nichi-iko Pharmaceutical Co. Ltd.	140,700	2,182,347
Nippon Telegraph & Telephone Corp.	355,900	18,180,307
Nishi-Nippon City Bank Ltd. (The)	1,487,000	4,278,611
Nissan Motor Co. Ltd.	1,200,600	10,471,357
NOF Corp.	475,000	3,001,441
NTT DoCoMo, Inc.	660,000	9,611,618
Otsuka Holdings Co. Ltd.	183,300	5,495,557
Resona Holdings, Inc.	2,909,600	14,697,851
Ricoh Co. Ltd.	632,600	6,394,990
Sankyu, Inc.	1,143,000	4,639,347
Seino Holdings Co. Ltd.	615,000	6,198,954
Seven & i Holdings Co. Ltd.	393,900	14,169,113
Shimachu Co. Ltd.	218,000	5,283,499
Shizuoka Gas Co. Ltd.(g)	383,800	2,397,018
SKY Perfect JSAT Holdings, Inc.(g)	849,800	5,014,546
SoftBank Corp.	270,900	16,124,860
Sumitomo Corp.	633,700	6,508,535
Sumitomo Metal Mining Co. Ltd.	319,900	4,771,275
Sumitomo Mitsui Financial Group, Inc.	796,100	28,781,184
Toagosei Co. Ltd.(g)	1,249,000	4,954,541
Toho Holdings Co. Ltd.	176,300	2,567,039
Toppan Forms Co. Ltd.(g)	291,200	2,922,840
Toyoda Gosei Co. Ltd.	230,700	4,640,355
Tsumura & Co.	167,600	3,706,162
United Arrows Ltd.	254,500	7,107,460
West Japan Railway Co.	92,400	4,368,512
Yokohama Rubber Co. Ltd. (The)	649,000	5,909,362

		473,982,974

Netherlands — 5.8%
Aegon NV	723,500	5,437,820
ING Groep NV, CVA*	600,500	7,758,278
Koninklijke Ahold NV	893,900	15,887,207
Koninklijke KPN NV	2,845,761	8,985,086
Nutreco NV	110,300	5,920,322
NXP Semiconductor NV*	164,367	12,593,097
Royal Dutch Shell PLC (Class A Stock)	904,537	30,187,074
Royal Dutch Shell PLC (Class B Stock)	1,166,000	40,286,614
Wolters Kluwer NV	470,155	14,346,915

		141,402,413

New Zealand — 0.4%
Air New Zealand Ltd.(g)	3,130,000	6,011,994
SKY Network Television Ltd.	827,900	3,886,713

		9,898,707

Norway — 1.2%
DNB ASA	358,100	5,282,199
Marine Harvest ASA	551,300	7,569,582
Olsen Fred Energy ASA(a)	116,565	1,066,633
Statoil ASA	371,500	6,540,939
Vard Holdings Ltd.*	39,800	17,974
Yara International ASA	208,000	9,262,740

		29,740,067

Philippines — 0.4%
Alliance Global Group, Inc.	21,982,800	10,981,189

Portugal — 0.1%
EDP - Energias de Portugal SA	928,000	3,598,463

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Singapore — 0.6%
DBS Group Holdings Ltd.	850,000	$13,159,129
Hong Leong Asia Ltd.(g)	1,721,000	1,683,700

		14,842,829

South Africa — 0.2%
Mondi PLC	359,600	5,841,888

Spain — 2.2%
ACS Actividades de Construccion y Servicios SA	168,300	5,866,123
Banco Santander SA	779,900	6,545,811
Gas Natural SDG SA	149,898	3,765,535
Mediaset Espana Comunicacion SA*	862,321	10,841,183
Red Electrica Corp. SA	116,097	10,234,144
Repsol SA	464,200	8,690,233
Telefonica SA	479,600	6,885,886

		52,828,915

Sweden — 3.8%
Assa Abloy AB (Class B Stock)	321,214	16,965,400
Boliden AB	307,300	4,912,131
Nordea Bank AB	800,100	9,261,786
Oriflame Cosmetics SA, SDR(a)	96,500	1,337,073
Securitas AB (Class B Stock)	666,300	8,060,697
Swedbank AB (Class A Stock)	1,188,091	29,477,644
Telefonaktiebolaget LM Ericsson (Class B Stock)	683,600	8,277,101
TeliaSonera AB	2,140,600	13,762,705

		92,054,537

Switzerland — 8.1%
Baloise Holding AG	89,900	11,490,260
Bucher Industries AG	22,800	5,685,905
Cembra Money Bank AG	33,900	1,863,271
Credit Suisse Group AG*	752,200	18,896,204
GAM Holding AG*	385,244	6,925,911
Georg Fischer AG*	12,100	7,634,256
Glencore PLC*	3,136,649	14,478,265
Helvetia Holding AG	11,600	5,511,735
Lonza Group AG*	20,126	2,266,020
Novartis AG	556,714	51,631,592
Pargesa Holding SA	66,600	5,139,248
Swatch Group AG (The)	21,381	9,498,648
Swiss Life Holding AG*	46,000	10,872,180
Swiss Re AG*	265,400	22,233,015
Zurich Insurance Group AG*	73,600	23,000,173

		197,126,683

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	724,691	16,218,585

Thailand — 0.3%
Krung Thai Bank PCL	11,372,500	7,846,679

Turkey — 0.4%
Turkcell Iletisim Hizmet A/S*	1,551,990	9,471,007

United Kingdom — 19.5%
3i Group PLC	711,500	4,961,140
Alent PLC	258,200	1,284,130
Amec Foster Wheeler PLC	233,800	3,087,746
Anglo American PLC	798,854	14,782,385
AstraZeneca PLC	204,000	14,408,700

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Aviva PLC	935,300	$7,027,279
BAE Systems PLC	1,995,000	14,589,855
Barclays PLC	2,193,700	8,246,862
Beazley PLC(g)	1,403,454	6,248,100
Bellway PLC	178,298	5,347,463
Berkeley Group Holdings PLC	120,700	4,640,853
Bovis Homes Group PLC	248,000	3,396,188
BP PLC	3,226,200	20,478,586
British American Tobacco PLC	396,107	21,465,455
BT Group PLC	2,538,300	15,788,420
Carillion PLC	876,800	4,543,251
Centrica PLC	2,740,000	11,868,155
Dairy Crest Group PLC	336,900	2,609,554
Darty PLC(g)	1,314,300	1,403,204
Debenhams PLC	3,256,300	3,799,132
Direct Line Insurance Group PLC	2,460,038	11,128,236
easyJet PLC	146,979	3,803,688
GlaxoSmithKline PLC	519,900	11,153,746
Go-Ahead Group PLC(g)	148,200	5,649,156
HSBC Holdings PLC	1,529,300	14,451,544
Informa PLC	2,094,271	15,295,144
Intermediate Capital Group PLC(g)	1,231,800	8,799,881
International Consolidated Airlines Group SA*	2,028,443	15,270,281
J Sainsbury PLC	2,462,300	9,402,770
Legal & General Group PLC	88,300	340,940
Lloyds Banking Group PLC*	25,664,241	30,187,883
Marston’s PLC	1,332,800	2,971,137
Micro Focus International PLC	191,100	3,216,771
Old Mutual PLC	1,561,200	4,601,124
Pace PLC	924,900	4,959,103
Petrofac Ltd.	243,800	2,655,951
Premier Foods PLC*	200,276	98,891
Provident Financial PLC	262,557	10,022,280
Prudential PLC	1,200,259	27,749,421
Reed Elsevier PLC	1,114,216	19,033,051
Rexam PLC	3,381,731	23,807,413
Rio Tinto Ltd.	199,800	9,366,808
Rolls-Royce Holdings PLC*	573,681	7,706,753
Tate & Lyle PLC	778,200	7,291,331
Taylor Wimpey PLC	6,119,606	13,055,687
Tesco PLC	2,537,100	7,397,438
Tullett Prebon PLC	429,200	1,891,850
Unilever PLC	288,825	11,734,458
Vesuvius PLC(g)	476,600	3,296,285
William Hill PLC	1,634,159	9,182,509
WM Morrison Supermarkets PLC	3,276,400	9,348,454

		474,846,442

United States
Boart Longyear Ltd.*	2,407,100	334,077

TOTAL COMMON STOCKS (cost $2,392,417,248)		2,371,797,565

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Units	Value (Note 2)
RIGHTS*
United States
Boart Longyear Ltd., expiring 01/19/15 (cost $0)	2,358,477	$5,776

TOTAL LONG-TERM INVESTMENTS (cost $2,392,417,248)		2,371,803,341

SHORT-TERM INVESTMENT — 1.9%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $45,532,511; includes $9,968,550 of cash collateral for securities on loan)(b)(w)	45,532,511	45,532,511

Value (Note 2)
TOTAL INVESTMENTS — 99.2% (cost $2,437,949,759)	$2,417,335,852
Other assets in excess of liabilities — 0.8%	19,043,789

NET ASSETS — 100.0%	$2,436,379,641

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,133,626; cash collateral of $9,968,550 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$105,614,363	$—
Austria	—	18,905,167	—
Belgium	1,579,367	38,942,130	—
Brazil	6,509,961	—	—
Canada	27,420,096	—	—
China	2,437,371	3,531,995	—
Denmark	—	15,043,205	—
Finland	—	29,378,095	—
France	—	211,068,971	—
Germany	—	189,542,716	—
Greece	—	7,985,532	—
Hong Kong	—	40,024,570	—
Ireland	15,273,169	29,220,231	—
Israel	28,788,093	19,217,779	—
Italy	—	40,299,299	—
Japan	—	473,982,974	—
Netherlands	12,593,097	128,809,316	—
New Zealand	—	9,898,707	—
Norway	—	29,740,067	—
Philippines	—	10,981,189	—
Portugal	—	3,598,463	—
Singapore	—	14,842,829	—
South Africa	—	5,841,888	—
Spain	—	52,828,915	—
Sweden	—	92,054,537	—
Switzerland	—	197,126,683	—
Taiwan	16,218,585	—	—
Thailand	7,846,679	—	—
Turkey	—	9,471,007	—
United Kingdom	4,619,975	470,226,467	—
United States	334,077	—	—
Rights
United States	5,776	—	—
Affiliated Money Market Mutual Fund	45,532,511	—	—

Total	$169,158,757	$2,248,177,095	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Banks	12.0%
Insurance	8.7
Pharmaceuticals	8.3
Oil, Gas & Consumable Fuels	6.0
Wireless Telecommunication Services	4.0
Media	3.1
Metals & Mining	3.0
Food & Staples Retailing	3.0
Automobiles	2.8
Aerospace & Defense	2.7
Diversified Telecommunication Services	2.7
Auto Components	2.6
Capital Markets	2.2
Real Estate Management & Development	1.9
Chemicals	1.9
Affiliated Money Market Mutual Fund (0.4% represents investments purchased with collateral from securities on loan)	1.9
Airlines	1.8
Electric Utilities	1.6
Food Products	1.6
Beverages	1.6
Building Products	1.4
Trading Companies & Distributors	1.4
Machinery	1.4
Tobacco	1.3
Household Durables	1.2
Containers & Packaging	1.2
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	1.2
Multiline Retail	1.1

Construction & Engineering	1.0%
Textiles, Apparel & Luxury Goods	1.0
Specialty Retail	0.9
Diversified Financial Services	0.8
IT Services	0.8
Industrial Conglomerates	0.8
Commercial Services & Supplies	0.8
Multi-Utilities	0.7
Consumer Finance	0.7
Construction Materials	0.6
Health Care Providers & Services	0.6
Transportation Infrastructure	0.6
Communications Equipment	0.5
Paper & Forest Products	0.5
Hotels, Restaurants & Leisure	0.5
Technology Hardware, Storage & Peripherals	0.4
Health Care Equipment & Supplies	0.4
Electrical Equipment	0.4
Marine	0.3
Air Freight & Logistics	0.3
Leisure Products	0.3
Energy Equipment & Services	0.3
Diversified Consumer Services	0.3
Gas Utilities	0.2
Electronic Equipment, Instruments & Components	0.2
Software	0.1
Life Sciences Tools & Services	0.1
Health Care Technology	0.1
Distributors	0.1
Personal Products	0.1

99.2
Other assets in excess of liabilities	0.8

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$5,776	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$10,253,686	$10,253,686
Equity contracts	1,136,862	—	1,136,862

Total	$1,136,862	$10,253,686	$11,390,548

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Forward Currency Contracts(4)	Total
Foreign exchange contracts	$—	$(3,187,030)	$(3,187,030)
Equity contracts	1,366	—	1,366

Total	$1,366	$(3,187,030)	$(3,185,664)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average value at settlement date for foreign currency exchange purchase and sale contracts was $56,125,493 and $193,357,147, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $8,133,626:
Unaffiliated investments (cost $2,392,417,248)	$2,371,803,341
Affiliated investments (cost $45,532,511)	45,532,511
Foreign currency, at value (cost $15,437,947)	15,225,856
Tax reclaim receivable	12,603,923
Receivable for investments sold	8,068,378
Dividends receivable	1,088,529
Receivable for fund share sold	565,636
Prepaid expenses	20,477

Total Assets	2,454,908,651

LIABILITIES:
Payable to broker for collateral for securities on loan	9,968,550
Payable for investments purchased	6,728,743
Advisory fees payable	843,304
Payable to custodian	671,530
Accrued expenses and other liabilities	276,157
Distribution fee payable	40,365
Affiliated transfer agent fee payable	361

Total Liabilities	18,529,010

NET ASSETS	$2,436,379,641

Net assets were comprised of:
Paid-in capital	$2,241,383,429
Retained earnings	194,996,212

Net assets, December 31, 2014	$2,436,379,641

Net asset value and redemption price per share, $2,436,379,641 / 142,340,936 outstanding shares of beneficial interest	$17.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $6,756,623 foreign withholding tax)	$80,542,375
Affiliated income from securities lending, net	310,745
Affiliated dividend income	76,979

80,930,099

EXPENSES
Advisory fees	24,424,291
Distribution fee	2,528,051
Custodian and accounting fees	728,000
Commitment fee on syndicated credit agreement	32,000
Trustees’ fees	31,000
Insurance expenses	31,000
Audit fee	27,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Loan interest expense	5,963
Shareholders’ reports	4,000
Miscellaneous	59,390

Total expenses	27,889,695

NET INVESTMENT INCOME	53,040,404

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	136,377,717
Foreign currency transactions	17,218,654

153,596,371

Net change in unrealized appreciation (depreciation) on:
Investments	(375,101,023)
Foreign currencies	(4,971,746)

(380,072,769)

NET LOSS ON INVESTMENTS	(226,476,398)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(173,435,994)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$53,040,404	$42,433,630
Net realized gain on investment and foreign currency transactions	153,596,371	115,046,498
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(380,072,769)	272,938,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(173,435,994)	430,418,462

FUND SHARE TRANSACTIONS:
Fund share sold [15,762,240 and 38,122,965 shares, respectively]	282,716,469	620,439,854
Fund share repurchased [12,068,312 and 45,291,025 shares, respectively]	(217,319,351)	(746,001,160)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	65,397,118	(125,561,306)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(108,038,876)	304,857,156
NET ASSETS:
Beginning of year	2,544,418,517	2,239,561,361

End of year	$2,436,379,641	$2,544,418,517

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS — 95.1%	Shares	Value (Note 2)
Australia — 1.5%
BHP Billiton Ltd.	180,999	$4,279,294
BHP Billiton PLC	106,045	2,272,691

		6,551,985

Belgium — 1.5%
Anheuser-Busch InBev NV	56,800	6,392,366

Canada
Nortel Networks Corp.*	2,492	9

China — 2.9%
China Construction Bank Corp. (Class H Stock)	2,665,000	2,176,726
China Overseas Land & Investment Ltd.	1,152,000	3,407,882
CNOOC Ltd. (Class H Stock)	1,826,000	2,469,061
Industrial & Commercial Bank of China Ltd. (Class H Stock)	3,046,145	2,224,272
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	220,500	2,232,682

		12,510,623

Denmark — 1.0%
Novo Nordisk A/S (Class B Stock)	99,200	4,196,139

France — 12.7%
Accor SA	113,466	5,100,421
AXA SA	235,488	5,426,373
BNP Paribas SA	91,353	5,392,954
Essilor International SA	34,420	3,838,504
Hermes International	1,498	533,413
Imerys SA	33,302	2,450,064
Kering	22,142	4,255,051
Lafarge SA	54,049	3,794,255
LVMH Moet Hennessy Louis Vuitton SA	30,721	4,866,272
Pernod Ricard SA	27,507	3,057,072
Sanofi	81,743	7,452,567
Schneider Electric SE	59,790	4,354,472
Technip SA	60,670	3,613,971

		54,135,389

Germany — 6.1%
Allianz SE	36,590	6,060,279
Bayer AG	47,210	6,435,139
Fresenius Medical Care AG & Co. KGaA	50,480	3,767,679
Linde AG	16,155	2,975,798
SAP SE	98,066	6,847,807

		26,086,702

Hong Kong — 2.9%
Cheung Kong Holdings Ltd.	369,000	6,179,578
Hang Lung Properties Ltd.	1,014,000	2,828,763
Sands China Ltd.	658,000	3,203,240

		12,211,581

India — 0.7%
HDFC Bank Ltd., ADR	60,000	3,045,000

Indonesia — 0.5%
Astra International Tbk PT	3,932,300	2,345,163

Israel — 0.9%
Teva Pharmaceutical Industries Ltd., ADR	69,999	4,025,642

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan — 16.8%
Astellas Pharma, Inc.	235,200	$3,274,479
Daikin Industries Ltd.	48,300	3,097,193
East Japan Railway Co.	45,500	3,429,374
FANUC Corp.	23,400	3,858,201
Honda Motor Co. Ltd.	212,600	6,237,320
Japan Tobacco, Inc.	220,700	6,074,279
Komatsu Ltd.	179,200	3,961,741
Kubota Corp.	349,000	5,065,658
Makita Corp.	77,500	3,492,304
Nidec Corp.	33,700	2,176,537
Nitto Denko Corp.	61,000	3,408,406
Shin-Etsu Chemical Co. Ltd.	50,700	3,300,558
SMC Corp.	15,423	4,044,282
Sumitomo Corp.	248,200	2,549,185
Sumitomo Mitsui Financial Group, Inc.	190,100	6,872,633
Toyota Motor Corp.	153,800	9,584,415
Yahoo! Japan Corp.	354,200	1,269,426

		71,695,991

Macau — 0.4%
Wynn Macau Ltd.	589,200	1,643,782

Netherlands — 6.7%
Akzo Nobel NV	88,420	6,117,800
ASML Holding NV	48,442	5,234,049
ING Groep NV, CVA*	464,197	5,997,285
Royal Dutch Shell PLC (Class A Stock)	341,804	11,392,069

		28,741,203

South Korea — 2.0%
Hyundai Mobis Co. Ltd.*	9,860	2,109,516
Samsung Electronics Co. Ltd., GDR	10,510	6,363,752

		8,473,268

Switzerland — 15.0%
ABB Ltd.*	173,597	3,672,990
Cie Financiere Richemont SA	52,690	4,671,423
Credit Suisse Group AG*	227,649	5,718,827
Glencore PLC*	803,468	3,708,679
Holcim Ltd.*	43,434	3,104,843
Nestle SA	128,847	9,393,077
Novartis AG	110,052	10,206,605
Roche Holding AG	31,767	8,607,021
SGS SA	707	1,443,673
UBS Group AG*	411,929	7,080,936
Zurich Insurance Group AG*	21,140	6,606,300

		64,214,374

Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	169,904	3,802,452

United Kingdom — 22.6%
Aggreko PLC	78,428	1,828,944
ARM Holdings PLC	300,750	4,620,245
Barclays PLC	1,884,000	7,082,595
BG Group PLC	550,836	7,371,139
British American Tobacco PLC	105,607	5,722,954
Burberry Group PLC	190,866	4,842,610
Centrica PLC	465,704	2,017,170
HSBC Holdings PLC	1,133,791	10,781,176
Imperial Tobacco Group PLC	97,800	4,305,114

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Marks & Spencer Group PLC	465,890	$3,449,642
Meggitt PLC	395,000	3,177,483
Prudential PLC	296,992	6,866,315
Rio Tinto Ltd.	67,463	3,162,728
Rio Tinto PLC	70,526	3,251,048
Standard Chartered PLC	413,708	6,187,387
Tullow Oil PLC	178,555	1,150,674
Unilever PLC	133,459	5,422,207
Vodafone Group PLC	2,670,245	9,155,295
WPP PLC	311,482	6,476,241

		96,870,967

TOTAL COMMON STOCKS (cost $373,843,046)		406,942,636

PREFERRED STOCKS — 2.5%
Germany
Henkel AG & Co. KGaA (PRFC)	34,615	3,728,664
Volkswagen AG (PRFC)	31,305	6,957,722

TOTAL PREFERRED STOCKS (cost $8,129,323)		10,686,386

TOTAL LONG-TERM INVESTMENTS (cost $381,972,369)		417,629,022

SHORT-TERM INVESTMENT — 1.5%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $6,266,052)(w)(Note 4)	6,266,052	$6,266,052

TOTAL INVESTMENTS — 99.1% (cost $388,238,421)		423,895,074
Other assets in excess of liabilities — 0.9%		3,795,078

NET ASSETS — 100.0%		$427,690,152

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$6,551,985	$—
Belgium	—	6,392,366	—
Canada	9	—	—
China	—	12,510,623	—
Denmark	—	4,196,139	—
France	—	54,135,389	—
Germany	—	26,086,702	—
Hong Kong	—	12,211,581	—
India	3,045,000	—	—
Indonesia	—	2,345,163	—
Israel	4,025,642	—	—
Japan	—	71,695,991	—
Macau	—	1,643,782	—
Netherlands	—	28,741,203	—
South Korea	6,363,752	2,109,516	—
Switzerland	7,080,936	57,133,438	—
Taiwan	3,802,452	—	—
United Kingdom	—	96,870,967	—
Preferred Stocks
Germany	—	10,686,386	—
Affiliated Money Market Mutual Fund	6,266,052	—	—

Total	$30,583,843	$393,311,231	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):
Banks	11.6%
Pharmaceuticals	10.3
Insurance	6.4
Automobiles	5.9
Oil, Gas & Consumable Fuels	5.2
Machinery	4.8
Textiles, Apparel & Luxury Goods	4.5
Metals & Mining	3.9
Tobacco	3.8
Chemicals	3.7
Food Products	3.5
Semiconductors & Semiconductor Equipment	3.2
Capital Markets	3.0
Real Estate Management & Development	2.9
Electrical Equipment	2.4
Hotels, Restaurants & Leisure	2.3
Beverages	2.2
Construction Materials	2.2
Wireless Telecommunication Services	2.1

Software	1.6%
Media	1.5
Technology Hardware, Storage & Peripherals	1.5
Affiliated Money Market Mutual Fund	1.5
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	0.9
Household Products	0.9
Energy Equipment & Services	0.8
Multiline Retail	0.8
Road & Rail	0.8
Aerospace & Defense	0.7
Building Products	0.7
Trading Companies & Distributors	0.6
Auto Components	0.5
Multi-Utilities	0.5
Commercial Services & Supplies	0.4
Professional Services	0.3
Internet Software & Services	0.3

99.1
Other assets in excess of liabilities	0.9

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $381,972,369)	$417,629,022
Affiliated investments (cost $6,266,052)	6,266,052
Foreign currency, at value (cost $580,797)	580,826
Tax reclaim receivable	2,428,711
Receivable for fund share sold	907,320
Dividends receivable	151,168
Prepaid expenses	6,303

Total Assets	427,969,402

LIABILITIES:
Advisory fees payable	144,481
Accrued expenses and other liabilities	73,300
Payable for fund share repurchased	54,000
Distribution fee payable	7,108
Affiliated transfer agent fee payable	361

Total Liabilities	279,250

NET ASSETS	$427,690,152

Net assets were comprised of:
Paid-in capital	$370,454,121
Retained earnings	57,236,031

Net assets, December 31, 2014	$427,690,152

Net asset value and redemption price per share, $427,690,152 / 17,833,170 outstanding shares of beneficial interest	$23.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $1,406,601 foreign withholding tax)	$17,630,312
Affiliated dividend income	8,889
Affiliated income from securities lending, net	2,552

17,641,753

EXPENSES
Advisory fees	3,937,190
Distribution fee	457,192
Custodian and accounting fees	152,000
Insurance expenses	27,000
Audit fee	26,000
Trustees’ fees	14,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense	915
Miscellaneous	18,597

Total expenses	4,661,894

NET INVESTMENT INCOME	12,979,859

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	6,058,186
Foreign currency transactions	(76,361)

5,981,825

Net change in unrealized appreciation (depreciation) on:
Investments	(48,057,148)
Foreign currencies	(311,663)

(48,368,811)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(42,386,986)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,407,127)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$12,979,859	$6,814,483
Net realized gain on investment and foreign currency transactions	5,981,825	6,485,208
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(48,368,811)	45,770,661

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,407,127)	59,070,352

FUND SHARE TRANSACTIONS:
Fund share sold [1,960,982 and 3,789,999 shares, respectively]	49,161,291	89,247,056
Fund share repurchased [2,371,877 and 3,215,774 shares, respectively]	(59,272,669)	(73,431,104)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(10,111,378)	15,815,952

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,518,505)	74,886,304
NET ASSETS:
Beginning of year	467,208,657	392,322,353

End of year	$427,690,152	$467,208,657

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.3%
Boeing Co. (The)	99,023	$12,871,010
Precision Castparts Corp.	44,498	10,718,678

		23,589,688

Automobiles — 1.0%
Tesla Motors, Inc.*(a)	32,517	7,232,107

Biotechnology — 9.6%
Alexion Pharmaceuticals, Inc.*	60,048	11,110,681
Biogen Idec, Inc.*	54,801	18,602,199
Celgene Corp.*	154,062	17,233,375
Gilead Sciences, Inc.*	103,234	9,730,837
Incyte Corp.*(a)	51,494	3,764,726
Vertex Pharmaceuticals, Inc.*	63,058	7,491,290

		67,933,108

Capital Markets — 1.6%
Morgan Stanley	301,182	11,685,862

Chemicals — 1.9%
Monsanto Co.	112,675	13,461,282

Diversified Financial Services — 1.0%
McGraw Hill Financial, Inc.	77,261	6,874,684

Energy Equipment & Services — 1.1%
Schlumberger Ltd.	90,962	7,769,064

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	95,264	13,503,672

Food Products — 2.1%
Mead Johnson Nutrition Co.	57,523	5,783,362
Mondelez International, Inc. (Class A Stock)	257,058	9,337,632

		15,120,994

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	276,246	12,436,595

Hotels, Restaurants & Leisure — 4.7%
Chipotle Mexican Grill, Inc.*	13,047	8,930,803
Dunkin’ Brands Group, Inc.	46,828	1,997,214
Marriott International, Inc. (Class A Stock)	146,568	11,436,701
Starbucks Corp.	132,726	10,890,168

		33,254,886

Internet & Catalog Retail — 6.6%
Amazon.com, Inc.*	57,486	17,840,780
Netflix, Inc.*	27,555	9,413,064
Priceline Group, Inc. (The)*	11,992	13,673,398
TripAdvisor, Inc.*	78,572	5,866,186

		46,793,428

Internet Software & Services — 11.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	129,793	13,490,684
Facebook, Inc. (Class A Stock)*	330,330	25,772,347
Google, Inc. (Class A Stock)*	18,445	9,788,024
Google, Inc. (Class C Stock)*	18,544	9,761,562
LendingClub Corp.*(a)	15,493	391,973
LinkedIn Corp. (Class A Stock)*(a)	56,507	12,980,223
Tencent Holdings Ltd. (China)	126,654	1,832,548
Twitter, Inc.*	202,686	7,270,347

		81,287,708

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services — 7.6%
FleetCor Technologies, Inc.*	62,729	$9,328,430
MasterCard, Inc. (Class A Stock)	299,088	25,769,422
Visa, Inc. (Class A Stock)(a)	73,494	19,270,127

		54,367,979

Life Sciences Tools & Services — 1.6%
Illumina, Inc.*	62,483	11,533,112

Media — 3.6%
Twenty-First Century Fox, Inc. (Class A Stock)	271,361	10,421,619
Walt Disney Co. (The)	158,438	14,923,275

		25,344,894

Oil, Gas & Consumable Fuels — 2.3%
Concho Resources, Inc.*	88,980	8,875,755
EOG Resources, Inc.	82,489	7,594,762

		16,470,517

Pharmaceuticals — 7.2%
Actavis PLC*	48,681	12,530,976
Bristol-Myers Squibb Co.	263,558	15,557,829
Novo Nordisk A/S (Denmark), ADR	288,837	12,223,582
Perrigo Co. PLC	16,989	2,839,881
Shire PLC (Ireland), ADR	39,536	8,402,981

		51,555,249

Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	84,604	8,363,105

Road & Rail — 3.2%
Canadian Pacific Railway Ltd. (Canada)	54,884	10,575,598
Union Pacific Corp.	101,828	12,130,770

		22,706,368

Semiconductors & Semiconductor Equipment — 1.1%
ARM Holdings PLC (United Kingdom), ADR	175,863	8,142,457

Software — 8.0%
Adobe Systems, Inc.*	153,404	11,152,471
FireEye, Inc.*(a)	102,780	3,245,792
Red Hat, Inc.*	152,655	10,554,567
salesforce.com, Inc.*	229,481	13,610,518
Splunk, Inc.*	114,146	6,728,907
VMware, Inc. (Class A Stock)*(a)	58,927	4,862,656
Workday, Inc. (Class A Stock)*(a)	83,147	6,785,627

		56,940,538

Specialty Retail — 5.4%
Inditex SA (Spain)	369,710	10,546,150
O’Reilly Automotive, Inc.*	52,257	10,065,743
Tiffany & Co.	100,220	10,709,509
TJX Cos., Inc. (The)	102,732	7,045,361

		38,366,763

Technology Hardware, Storage & Peripherals — 5.5%
Apple, Inc.	354,510	39,130,814

Textiles, Apparel & Luxury Goods — 4.1%
Michael Kors Holdings Ltd.*	52,052	3,909,105
NIKE, Inc. (Class B Stock)	174,781	16,805,193
Under Armour, Inc. (Class A Stock)*(a)	123,106	8,358,897

		29,073,195

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $385,733,768)		$702,938,069

SHORT-TERM INVESTMENT — 9.6%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $68,413,540; includes $60,702,573 of cash collateral received for securities on loan)(b)(w)(Note 4)	68,413,540	$68,413,540

Value (Note 2)
TOTAL INVESTMENTS — 108.4% (cost $454,147,308)	$771,351,609
Liabilities in excess of other assets — (8.4)%	(60,047,975)

NET ASSETS — 100.0%	$711,303,634

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $58,921,007; cash collateral of $60,702,573 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 —	quoted prices generally in active markets for identical securities.
Level 2 —	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3 —	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Common Stocks
Aerospace & Defense	$23,589,688	$—	$—
Automobiles	7,232,107	—	—
Biotechnology	67,933,108	—	—
Capital Markets	11,685,862	—	—
Chemicals	13,461,282	—	—
Diversified Financial Services	6,874,684	—	—
Energy Equipment & Services	7,769,064	—	—
Food & Staples Retailing	13,503,672	—	—
Food Products	15,120,994	—	—
Health Care Equipment & Supplies	12,436,595	—	—
Hotels, Restaurants & Leisure	33,254,886	—	—
Internet & Catalog Retail	46,793,428	—	—
Internet Software & Services	79,455,160	1,832,548	—
IT Services	54,367,979	—	—
Life Sciences Tools & Services	11,533,112	—	—
Media	25,344,894	—	—
Oil, Gas & Consumable Fuels	16,470,517	—	—
Pharmaceuticals	51,555,249	—	—
Real Estate Investment Trusts (REITs)	8,363,105	—	—
Road & Rail	22,706,368	—	—
Semiconductors & Semiconductor Equipment	8,142,457	—	—
Software	56,940,538	—	—
Specialty Retail	27,820,613	10,546,150	—
Technology Hardware, Storage & Peripherals	39,130,814	—	—
Textiles, Apparel & Luxury Goods	29,073,195	—	—
Affiliated Money Market Mutual Fund	68,413,540	—	—

Total	$758,972,911	$12,378,698	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

Internet Software & Services	11.4%
Affiliated Money Market Mutual Fund (8.5% represents investments purchased with collateral from securities on loan)	9.6
Biotechnology	9.6
Software	8.0
IT Services	7.6
Pharmaceuticals	7.2
Internet & Catalog Retail	6.6
Technology Hardware, Storage & Peripherals	5.5
Specialty Retail	5.4
Hotels, Restaurants & Leisure	4.7
Textiles, Apparel & Luxury Goods	4.1
Media	3.6

Aerospace & Defense	3.3%
Road & Rail	3.2
Oil, Gas & Consumable Fuels	2.3
Food Products	2.1
Food & Staples Retailing	1.9
Chemicals	1.9
Health Care Equipment & Supplies	1.8
Capital Markets	1.6
Life Sciences Tools & Services	1.6
Real Estate Investment Trusts (REITs)	1.2
Semiconductors & Semiconductor Equipment	1.1
Energy Equipment & Services	1.1
Automobiles	1.0
Diversified Financial Services	1.0

108.4
Liabilities in excess of other assets	(8.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014
ASSETS:
Investments at value, including securities on loan of $58,921,007:
Unaffiliated investments (cost $385,733,768)	$702,938,069
Affiliated investments (cost $68,413,540)	68,413,540
Cash	1,802
Receivable for investments sold	824,171
Dividends receivable	594,199
Tax reclaim receivable	312,221
Receivable for fund share sold	74,714
Prepaid expenses	5,340

Total Assets	773,164,056

LIABILITIES:
Payable to broker for collateral for securities on loan	60,702,573
Payable for investments purchased	543,538
Advisory fees payable	533,610
Accrued expenses and other liabilities	48,270
Payable for fund share repurchased	20,267
Distribution fee payable	11,803
Affiliated transfer agent fee payable	361

Total Liabilities	61,860,422

NET ASSETS	$711,303,634

Net assets were comprised of:
Paid-in capital	$39,068,732
Retained earnings	672,234,902

Net assets, December 31, 2014	$711,303,634

Net asset value and redemption price per share, $711,303,634 / 33,914,947 outstanding shares of beneficial interest	$20.97

STATEMENT OF OPERATIONS Year Ended December 31, 2014
INCOME
Unaffiliated dividend income (net of $150,112 foreign withholding tax)	$5,486,098
Affiliated income from securities lending, net	172,689
Affiliated dividend income	11,611

5,670,398

EXPENSES
Advisory fees	6,570,359
Distribution fee	746,018
Custodian and accounting fees	96,000
Audit fee	23,000
Trustees’ fees	16,000
Legal fees and expenses	11,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	1,000
Loan interest expense	603
Miscellaneous	8,625

Total expenses	7,496,605

NET INVESTMENT LOSS	(1,826,207)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	107,093,557
Foreign currency transactions	(8,378)

107,085,179

Net change in unrealized appreciation (depreciation) on:
Investments	(45,592,114)
Foreign currencies	(21,061)

(45,613,175)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	61,472,004

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,645,797

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,826,207)	$(1,854,880)
Net realized gain on investment and foreign currency transactions	107,085,179	290,206,046
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(45,613,175)	15,357,532

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	59,645,797	303,708,698

FUND SHARE TRANSACTIONS:
Fund share sold [4,827,442 and 10,770,830 shares, respectively]	94,831,720	164,849,752
Fund share repurchased [13,484,603 and 64,317,678 shares, respectively]	(258,438,282)	(1,001,424,161)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(163,606,562)	(836,574,409)

TOTAL DECREASE IN NET ASSETS	(103,960,765)	(532,865,711)
NET ASSETS:
Beginning of year	815,264,399	1,348,130,110

End of year	$711,303,634	$815,264,399

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.9%
Boeing Co. (The)	161,400	$20,978,772
Embraer SA (Brazil), ADR	141,200	5,204,632

		26,183,404

Auto Components — 2.2%
Johnson Controls, Inc.	646,000	31,227,640

Automobiles — 3.1%
General Motors Co.	848,400	29,617,644
Honda Motor Co. Ltd. (Japan), ADR	457,400	13,502,448

		43,120,092

Banks — 15.1%
Bank of America Corp.	2,699,054	48,286,076
Citigroup, Inc.	1,101,260	59,589,179
Citizens Financial Group, Inc.(a)	994,800	24,730,728
JPMorgan Chase & Co.	959,000	60,014,220
Wells Fargo & Co.	352,283	19,312,154

		211,932,357

Capital Markets — 2.0%
Bank of New York Mellon Corp. (The)	346,200	14,045,334
Goldman Sachs Group, Inc. (The)	72,400	14,033,292

		28,078,626

Communications Equipment — 1.4%
Telefonaktiebolaget LM Ericsson (Sweden), ADR(a)	1,680,500	20,334,050

Consumer Finance — 1.9%
Capital One Financial Corp.	319,100	26,341,705

Electric Utilities — 2.1%
PPL Corp.	599,400	21,776,202
Southern Co. (The)	143,600	7,052,196

		28,828,398

Electronic Equipment, Instruments & Components — 2.6%
Corning, Inc.	1,619,400	37,132,842

Food & Staples Retailing — 2.6%
Wal-Mart Stores, Inc.	423,100	36,335,828

Food Products — 1.2%
Kellogg Co.	158,000	10,339,520
Mondelez International, Inc. (Class A Stock)	179,600	6,523,970

		16,863,490

Health Care Equipment & Supplies — 2.1%
Medtronic, Inc.	202,900	14,649,380
Zimmer Holdings, Inc.	132,100	14,982,782

		29,632,162

Health Care Providers & Services — 5.3%
Anthem, Inc.	193,200	24,279,444
Humana, Inc.	121,500	17,451,045
UnitedHealth Group, Inc.	329,200	33,278,828

		75,009,317

Hotels, Restaurants & Leisure — 0.6%
McDonald’s Corp.	91,100	8,536,070

Independent Power & Renewable Electricity Producers — 2.1%
Calpine Corp.*	812,800	17,987,264

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
NRG Energy, Inc.	417,800	$11,259,710

		29,246,974

Insurance — 8.6%
Allstate Corp. (The)	419,200	29,448,800
American International Group, Inc.	1,174,500	65,783,745
Unum Group	721,850	25,178,128

		120,410,673

IT Services — 1.2%
International Business Machines Corp.	106,900	17,151,036

Machinery — 5.4%
CNH Industrial NV (United Kingdom)(a)	774,200	6,240,052
Cummins, Inc.	216,300	31,183,971
PACCAR, Inc.	206,400	14,037,264
Parker Hannifin Corp.	69,700	8,987,815
Stanley Black & Decker, Inc.	156,500	15,036,520

		75,485,622

Media — 3.9%
Comcast Corp. (Special Class A Stock)	192,300	11,069,749
Interpublic Group of Cos., Inc. (The)	697,700	14,491,229
Time Warner Cable, Inc.	195,500	29,727,730

		55,288,708

Multiline Retail — 2.5%
Target Corp.	465,300	35,320,923

Multi-Utilities — 2.1%
Public Service Enterprise Group, Inc.	695,900	28,817,219

Oil, Gas & Consumable Fuels — 8.4%
Marathon Oil Corp.	991,000	28,035,390
Murphy Oil Corp.	853,000	43,093,560
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	688,936	46,124,265

		117,253,215

Pharmaceuticals — 6.3%
Eli Lilly & Co.	281,200	19,399,988
GlaxoSmithKline PLC (United Kingdom), ADR	817,300	34,931,402
Sanofi (France), ADR(a)	740,900	33,792,449

		88,123,839

Professional Services — 0.4%
ManpowerGroup, Inc.	74,400	5,071,848

Semiconductors & Semiconductor Equipment — 1.0%
Texas Instruments, Inc.	264,400	14,136,146

Software — 5.5%
Microsoft Corp.	693,450	32,210,753
Oracle Corp.	1,002,900	45,100,413

		77,311,166

Specialty Retail — 1.1%
Bed Bath & Beyond, Inc.*	211,700	16,125,189

Technology Hardware, Storage & Peripherals — 2.3%
Hewlett-Packard Co.	800,900	32,140,117

Tobacco — 0.5%
Philip Morris International, Inc.	80,900	6,589,305

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 2.8%
Vodafone Group PLC (United Kingdom), ADR	1,163,845	$39,768,584

TOTAL LONG-TERM INVESTMENTS (cost $1,114,152,794)		1,377,796,545

SHORT-TERM INVESTMENT — 4.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $63,492,143; includes $38,977,582 of cash collateral for securities on loan)(b)(w)(Note 4)	63,492,143	63,492,143

TOTAL INVESTMENTS — 102.7% (cost $1,177,644,937)		1,441,288,688
LIabilities in excess of other assets — (2.7)%		(38,535,398)

NET ASSETS — 100.0%		$1,402,753,290

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,749,848; cash collateral of $38,977,582 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$26,183,404	$—	$—
Auto Components	31,227,640	—	—
Automobiles	43,120,092	—	—
Banks	211,932,357	—	—
Capital Markets	28,078,626	—	—
Communications Equipment	20,334,050	—	—
Consumer Finance	26,341,705	—	—
Electric Utilities	28,828,398	—	—
Electronic Equipment, Instruments & Components	37,132,842	—	—
Food & Staples Retailing	36,335,828	—	—
Food Products	16,863,490	—	—
Health Care Equipment & Supplies	29,632,162	—	—
Health Care Providers & Services	75,009,317	—	—
Hotels, Restaurants & Leisure	8,536,070	—	—
Independent Power & Renewable Electricity Producers	29,246,974	—	—
Insurance	120,410,673	—	—
IT Services	17,151,036	—	—
Machinery	75,485,622	—	—
Media	55,288,708	—	—
Multiline Retail	35,320,923	—	—
Multi-Utilities	28,817,219	—	—
Oil, Gas & Consumable Fuels	117,253,215	—	—
Pharmaceuticals	88,123,839	—	—
Professional Services	5,071,848	—	—
Semiconductors & Semiconductor Equipment	14,136,146	—	—
Software	77,311,166	—	—
Specialty Retail	16,125,189	—	—
Technology Hardware, Storage & Peripherals	32,140,117	—	—
Tobacco	6,589,305	—	—
Wireless Telecommunication Services	39,768,584	—	—
Affiliated Money Market Mutual Fund	63,492,143	—	—

Total	$1,441,288,688	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Banks	15.1%
Insurance	8.6
Oil, Gas & Consumable Fuels	8.4
Pharmaceuticals	6.3
Software	5.5
Machinery	5.4
Health Care Providers & Services	5.3
Affiliated Money Market Mutual Fund (2.7% represents investments purchased with collateral from securities on loan)	4.5
Media	3.9
Automobiles	3.1
Wireless Telecommunication Services	2.8
Electronic Equipment, Instruments & Components	2.6
Food & Staples Retailing	2.6
Multiline Retail	2.5
Technology Hardware, Storage & Peripherals	2.3

Auto Components	2.2%
Health Care Equipment & Supplies	2.1
Independent Power & Renewable Electricity Producers	2.1
Electric Utilities	2.1
Multi-Utilities	2.1
Capital Markets	2.0
Consumer Finance	1.9
Aerospace & Defense	1.9
Communications Equipment	1.4
IT Services	1.2
Food Products	1.2
Specialty Retail	1.1
Semiconductors & Semiconductor Equipment	1.0
Hotels, Restaurants & Leisure	0.6
Tobacco	0.5
Professional Services	0.4

102.7
Liabilities in excess of other assets	(2.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014
ASSETS:
Investments at value, including securities on loan of $37,749,848:
Unaffiliated investments (cost $1,114,152,794)	$1,377,796,545
Affiliated investments (cost $63,492,143)	63,492,143
Dividends receivable	2,435,856
Tax reclaim receivable	1,686,861
Receivable for fund share sold	250,192
Prepaid expenses	10,948

Total Assets	1,445,672,545

LIABILITIES:
Payable to broker for collateral for securities on loan	38,977,582
Payable for investments purchased	2,814,784
Payable for fund share repurchased	600,226
Advisory fees payable	403,695
Accrued expenses and other liabilities	98,669
Distribution fee payable	23,322
Deferred trustees’ fees	616
Affiliated transfer agent fee payable	361

Total Liabilities	42,919,255

NET ASSETS	$1,402,753,290

Net assets were comprised of:
Paid-in capital	$1,025,016,789
Retained earnings	377,736,501

Net assets, December 31, 2014	$1,402,753,290

Net asset value and redemption price per share, $1,402,753,290 / 62,096,574 outstanding shares of beneficial interest	$22.59

STATEMENT OF OPERATIONS Year Ended December 31, 2014
INCOME
Unaffiliated dividend income (net of $334,375 foreign withholding tax)	$50,783,365
Affiliated income from securities lending, net	111,044
Affiliated dividend income	25,303

50,919,712

EXPENSES
Advisory fees	9,700,255
Distribution fee	1,344,402
Custodian and accounting fees	173,000
Audit fee	28,000
Trustees’ fees	20,000
Insurance expenses	19,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	1,000
Loan interest expense	32
Miscellaneous	13,174

Total expenses	11,324,863

NET INVESTMENT INCOME	39,594,849

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	170,023,320

Net change in unrealized appreciation (depreciation) on:
Investments	(36,591,933)
Foreign currencies	(54,881)

(36,646,814)

NET GAIN ON INVESTMENTS	133,376,506

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$172,971,355

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$39,594,849	$26,831,826
Net realized gain on investment and foreign currency transactions	170,023,320	330,602,987
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(36,646,814)	225,757,333

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	172,971,355	583,192,146

FUND SHARE TRANSACTIONS:
Fund share sold [5,074,716 and 16,023,011 shares, respectively]	106,740,894	267,464,390
Fund share repurchased [8,929,903 and 81,632,691 shares, respectively]	(186,667,242)	(1,408,847,834)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(79,926,348)	(1,141,383,444)

TOTAL INCREASE (DECREASE) IN NET ASSETS	93,045,007	(558,191,298)
NET ASSETS:
Beginning of year	1,309,708,283	1,867,899,581

End of year	$1,402,753,290	$1,309,708,283

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS	Shares	Value (Note 2)
Air Freight & Logistics — 6.4%
Expeditors International of Washington, Inc.	2,073,949	$92,518,865
United Parcel Service, Inc. (Class B Stock)	875,964	97,380,918

		189,899,783

Beverages — 9.3%
Coca-Cola Co. (The)	2,371,861	100,139,971
Monster Beverage Corp.*	1,108,604	120,117,243
SABMiller PLC (United Kingdom), ADR	1,072,787	55,312,898

		275,570,112

Biotechnology — 2.9%
Amgen, Inc.	532,776	84,865,889

Capital Markets — 3.7%
Greenhill & Co., Inc.	485,910	21,185,676
SEI Investments Co.	2,183,590	87,430,944

		108,616,620

Communications Equipment — 9.4%
Cisco Systems, Inc.	5,688,794	158,233,805
QUALCOMM, Inc.	1,629,357	121,110,106

		279,343,911

Consumer Finance — 1.8%
American Express Co.	568,200	52,865,328

Energy Equipment & Services — 2.9%
Schlumberger Ltd.	1,000,721	85,471,581

Food Products — 3.2%
Danone SA (France), ADR	7,295,796	94,969,376

Health Care Equipment & Supplies — 4.8%
Varian Medical Systems, Inc.*(a)	936,072	80,979,589
Zimmer Holdings, Inc.	544,548	61,762,634

		142,742,223

Hotels, Restaurants & Leisure — 2.1%
Yum! Brands, Inc.	848,335	61,801,205

Household Products — 3.6%
Procter & Gamble Co. (The)	1,167,717	106,367,341

Internet & Catalog Retail — 4.5%
Amazon.com, Inc.*	428,018	132,835,386

Internet Software & Services — 12.4%
Alibaba Group Holding Ltd. (China) ADR*(a)	657,002	68,288,788
Facebook, Inc. (Class A Stock)*	2,027,538	158,188,515
Google, Inc. (Class A Stock)*	132,430	70,275,304
Google, Inc. (Class C Stock)*	132,430	69,711,152

		366,463,759

IT Services — 6.2%
Automatic Data Processing, Inc.	339,633	28,315,203
Visa, Inc. (Class A Stock)(a)	586,109	153,677,780

		181,992,983

Pharmaceuticals — 7.3%
Merck & Co., Inc.	804,280	45,675,061
Novartis AG (Switzerland), ADR	998,372	92,509,149
Novo Nordisk A/S (Denmark), ADR	1,859,877	78,709,995

		216,894,205

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 3.0%
Altera Corp.	192,401	$7,107,293
Analog Devices, Inc.	230,640	12,805,133
ARM Holdings PLC (United Kingdom), ADR	1,501,173	69,504,310

		89,416,736

Software — 12.4%
Autodesk, Inc.*	1,496,097	89,855,586
FactSet Research Systems, Inc.(a)	475,704	66,955,338
Microsoft Corp.	1,558,948	72,413,135
Oracle Corp.	3,047,951	137,066,356

		366,290,415

Specialty Retail — 3.4%
Lowe’s Cos., Inc.	1,445,376	99,441,869

TOTAL COMMON STOCKS (cost $2,428,328,755)		2,935,848,722

SHORT-TERM INVESTMENT — 7.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $223,011,318; includes $196,439,391 of cash collateral for securities on loan)(b)(w)(Note 4)	223,011,318	223,011,318

TOTAL INVESTMENTS — 106.8% (cost $2,651,340,073)		3,158,860,040
Liabilities in excess of other assets — (6.8)%		(201,411,971)

NET ASSETS — 100.0%		$2,957,448,069

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $189,739,717; cash collateral of $196,439,391 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Air Freight & Logistics	$189,899,783	$—	$—
Beverages	275,570,112	—	—
Biotechnology	84,865,889	—	—
Capital Markets	108,616,620	—	—
Communications Equipment	279,343,911	—	—
Consumer Finance	52,865,328	—	—
Energy Equipment & Services	85,471,581	—	—
Food Products	94,969,376	—	—
Health Care Equipment & Supplies	142,742,223	—	—
Hotels, Restaurants & Leisure	61,801,205	—	—
Household Products	106,367,341	—	—
Internet & Catalog Retail	132,835,386	—	—
Internet Software & Services	366,463,759	—	—
IT Services	181,992,983	—	—
Pharmaceuticals	216,894,205	—	—
Semiconductors & Semiconductor Equipment	89,416,736	—	—
Software	366,290,415	—	—
Specialty Retail	99,441,869	—	—
Affiliated Money Market Mutual Fund	223,011,318	—	—

Total	$3,158,860,040	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):
Internet Software & Services	12.4%
Software	12.4
Communications Equipment	9.4
Beverages	9.3
Affiliated Money Market Mutual Fund (6.6% represents investments purchased with collateral from securities on loan)	7.5
Pharmaceuticals	7.3
Air Freight & Logistics	6.4
IT Services	6.2
Health Care Equipment & Supplies	4.8

Internet & Catalog Retail	4.5%
Capital Markets	3.7
Household Products	3.6
Specialty Retail	3.4
Food Products	3.2
Semiconductors & Semiconductor Equipment	3.0
Energy Equipment & Services	2.9
Biotechnology	2.9
Hotels, Restaurants & Leisure	2.1
Consumer Finance	1.8

106.8
Liabilities in excess of other assets	(6.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014
ASSETS:
Investments at value, including securities on loan of $189,739,717:
Unaffiliated investments (cost $2,428,328,755)	$2,935,848,722
Affiliated investments (cost $223,011,318)	223,011,318
Dividends and interest receivable	1,571,467
Tax reclaim receivable	948,902
Receivable for fund share sold	38,789
Prepaid expenses	43,605

Total Assets	3,161,462,803

LIABILITIES:
Payable to broker for collateral for securities on loan	196,439,391
Payable for fund share repurchased	6,627,629
Advisory fees payable	772,329
Accrued expenses and other liabilities	124,746
Distribution fee payable	49,674
Deferred trustees’ fees	604
Affiliated transfer agent fee payable	361

Total Liabilities	204,014,734

NET ASSETS	$2,957,448,069

Net assets were comprised of:
Paid-in capital	$1,310,204,169
Retained earnings	1,647,243,900

Net assets, December 31, 2014	$2,957,448,069

Net asset value and redemption price per share, $2,957,448,069 / 91,658,660 outstanding shares of beneficial interest	$32.27

STATEMENT OF OPERATIONS Year Ended December 31, 2014
INCOME
Unaffiliated dividend income (net of $1,010,219 foreign withholding tax)	$39,665,032
Affiliated income from securities lending, net	220,338
Affiliated dividend income	50,224
Interest income	31

39,935,625

EXPENSES
Advisory fees	23,801,950
Distribution fee	2,749,645
Custodian and accounting fees	291,000
Insurance expenses	34,000
Audit fee	30,000
Trustees’ fees	27,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense	50
Miscellaneous	11,861

Total expenses	26,977,506
Less: advisory fee waivers and/or expense reimbursement	(1,649,787)

Net expenses	25,327,719

NET INVESTMENT INCOME	14,607,906

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	165,711,757

Net change in unrealized appreciation (depreciation) on:
Investments	120,404,494
Foreign currencies	(23,512)

120,380,982

NET GAIN ON INVESTMENTS	286,092,739

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$300,700,645

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$14,607,906	$1,219,884
Net realized gain on investment and foreign currency transactions	165,711,757	582,081,167
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	120,380,982	122,244,637

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	300,700,645	705,545,688

FUND SHARE TRANSACTIONS:
Fund share sold [14,020,733 and 9,592,981 shares, respectively]	413,391,680	230,351,463
Net asset value of shares issued in merger [17,243,698 and 0 shares, respectively] (Note 9)	493,120,872	—
Fund share repurchased [13,517,196 and 47,698,002 shares, respectively]	(406,651,077)	(1,171,728,179)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	499,861,475	(941,376,716)

TOTAL INCREASE (DECREASE) IN NET ASSETS	800,562,120	(235,831,028)
NET ASSETS:
Beginning of year	2,156,885,949	2,392,716,977

End of year	$2,957,448,069	$2,156,885,949

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.6%

COMMON STOCKS — 98.2%	Shares	Value (Note 2)
Austria — 0.3%
Erste Group Bank AG	93,227	$2,168,342

Brazil — 0.6%
AMBEV SA	586,475	3,607,278

Canada — 2.0%
Canadian National Railway Co.	185,945	12,813,470

Czech Republic — 0.2%
Komercni Banka A/S	5,616	1,155,779

Denmark — 0.6%
Carlsberg A/S (Class B Stock)	54,337	4,173,073

France — 7.7%
Air Liquide SA	27,963	3,460,142
Danone SA	156,434	10,227,376
Dassault Systemes SA	20,294	1,237,539
Hermes International	3,278	1,167,242
Legrand SA	128,746	6,753,794
LVMH Moet Hennessy Louis Vuitton SA	67,203	10,645,098
Pernod Ricard SA	77,239	8,584,185
Schneider Electric SE	106,461	7,753,494

		49,828,870

Germany — 7.0%
Bayer AG	104,931	14,303,020
Brenntag AG	49,816	2,785,225
Deutsche Boerse AG	46,816	3,326,843
Linde AG	83,375	15,357,917
Merck KGaA	56,042	5,274,036
MTU Aero Engines AG	46,421	4,034,258

		45,081,299

Hong Kong — 0.2%
Sands China Ltd.	254,400	1,238,456

Israel — 0.5%
Check Point Software Technologies Ltd.*(a)	38,621	3,034,452

Italy — 0.1%
Saipem SpA*	90,276	946,335

Japan — 1.5%
Hoya Corp.	172,700	5,841,549
INPEX Corp.	216,000	2,404,722
Lawson, Inc.	20,400	1,232,734

		9,479,005

Mexico — 0.4%
Grupo Financiero Banorte SAB de CV (Class O Stock)	430,910	2,371,593

Netherlands — 2.3%
Akzo Nobel NV	110,094	7,617,429
Heineken NV	101,054	7,175,628

		14,793,057

Peru — 0.2%
Credicorp Ltd.	9,679	1,550,382

Russia — 0.1%
Sberbank of Russia, ADR	146,513	567,445

South Korea — 0.6%
Samsung Electronics Co. Ltd.	3,399	4,086,429

COMMON STOCKS (continued)	Shares	Value (Note 2)
Sweden — 1.1%
Svenska Cellulosa AB SCA (Class B Stock)	337,808	$7,282,701

Switzerland — 8.0%
Adecco SA*	78,617	5,404,078
Cie Financiere Richemont SA	75,496	6,693,372
Julius Baer Group Ltd.*	85,707	3,913,211
Kuehne & Nagel International AG	8,701	1,181,904
Nestle SA	221,953	16,180,599
Roche Holding AG	15,941	4,319,090
Sonova Holding AG	27,898	4,098,510
Swiss Re AG*	27,256	2,283,282
UBS Group AG*	420,324	7,225,244

		51,299,290

Thailand — 0.4%
Kasikornbank PCL	347,200	2,403,412

United Kingdom — 10.6%
Burberry Group PLC	157,118	3,986,363
Compass Group PLC	470,880	8,048,715
Delphi Automotive PLC	79,251	5,763,133
Diageo PLC	461,209	13,212,315
Indivior PLC*	179,192	417,258
Reckitt Benckiser Group PLC	193,344	15,659,719
Sky PLC	312,336	4,359,071
Standard Chartered PLC	314,463	4,703,086
Whitbread PLC	12,573	930,482
William Hill PLC	348,194	1,956,538
WPP PLC	429,848	8,937,272

		67,973,952

United States — 53.8%
3M Co	71,227	11,704,021
Accenture PLC (Class A Stock)	166,544	14,874,045
Altera Corp.	69,365	2,562,343
American Express Co.	109,817	10,217,374
Amphenol Corp. (Class A Stock)	83,767	4,507,502
AutoZone, Inc.*(a)	11,195	6,930,936
Bank of New York Mellon Corp. (The)	263,053	10,672,060
Cisco Systems, Inc.	157,448	4,379,416
Colgate-Palmolive Co.	132,531	9,169,820
DENTSPLY International, Inc.	100,706	5,364,609
eBay, Inc.*	69,980	3,927,278
Franklin Resources, Inc.	162,491	8,997,127
Goldman Sachs Group, Inc. (The)	41,253	7,996,069
Harley-Davidson, Inc.	18,825	1,240,756
Honeywell International, Inc.	163,104	16,297,352
International Flavors & Fragrances, Inc.	47,086	4,772,637
Johnson & Johnson	43,904	4,591,041
Kellogg Co.	98,643	6,455,198
McDonald’s Corp.	71,581	6,707,140
Medtronic, Inc.	127,355	9,195,031
Microchip Technology, Inc.(a)	93,877	4,234,791
National Oilwell Varco, Inc.	52,741	3,456,118
NIKE, Inc. (Class B Stock)	9,893	951,212
NOW, Inc.*(a)	36,254	932,815
Omnicom Group, Inc.	84,134	6,517,861
Oracle Corp.	293,592	13,202,832
Praxair, Inc.	52,182	6,760,700
Procter & Gamble Co. (The)	25,930	2,361,964
Rockwell Automation, Inc.	13,944	1,550,573
Sally Beauty Holdings, Inc.*	158,534	4,873,335

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Schlumberger Ltd.	104,811	$8,951,907
St. Jude Medical, Inc.	128,560	8,360,257
State Street Corp.	191,295	15,016,657
Stryker Corp.	89,280	8,421,782
Thermo Fisher Scientific, Inc.	122,133	15,302,044
Time Warner Cable, Inc.	34,458	5,239,683
Time Warner, Inc.	196,810	16,811,510
United Parcel Service, Inc. (Class B Stock)	98,493	10,949,467
United Technologies Corp.	121,146	13,931,790
Urban Outfitters, Inc.*	97,520	3,425,878
Viacom, Inc. (Class B Stock)	28,071	2,112,343
Visa, Inc. (Class A Stock)(a)	55,369	14,517,752
Walt Disney Co. (The)	217,563	20,492,259
Waters Corp.*	53,343	6,012,823
Wynn Resorts Ltd.	8,777	1,305,666

		346,255,774

TOTAL COMMON STOCKS (cost $496,158,694)		632,110,394

PREFERRED STOCK — 0.4%
Brazil
Itau Unibanco Holding SA, ADR (PRFC) (cost $3,124,754)	227,053	2,953,959

TOTAL LONG-TERM INVESTMENTS (cost $499,283,448)		635,064,353

SHORT-TERM INVESTMENT — 4.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $30,329,102; includes $23,104,508 of cash collateralfor securities on loan)(b)(w)(Note 4)	30,329,102	30,329,102

Value (Note 2)
TOTAL INVESTMENTS — 103.3% (cost $529,612,550)	$665,393,455
Liabilities in excess of other assets — (3.3)%	(21,478,115)

NET ASSETS — 100.0%	$643,915,340

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $22,384,200; cash collateral of $23,104,508 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Austria	$—	$2,168,342	$—
Brazil	3,607,278	—	—
Canada	12,813,470	—	—
Czech Republic	—	1,155,779	—
Denmark	—	4,173,073	—
France	—	49,828,870	—
Germany	—	45,081,299	—
Hong Kong	—	1,238,456	—
Israel	3,034,452	—	—
Italy	—	946,335	—
Japan	—	9,479,005	—
Mexico	2,371,593	—	—
Netherlands	—	14,793,057	—
Peru	1,550,382	—	—
Russia	567,445	—	—
South Korea	—	4,086,429	—
Sweden	—	7,282,701	—
Switzerland	7,225,244	44,074,046	—
Thailand	—	2,403,412	—
United Kingdom	6,180,391	61,793,561	—
United States	346,255,774	—	—
Preferred Stock:
Brazil	2,953,959	—	—
Affiliated Money Market Mutual Fund	30,329,102	—	—

Total	$416,889,090	$248,504,365	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):
Media	10.0%
Capital Markets	8.4
Chemicals	5.9
Beverages	5.7
Health Care Equipment & Supplies	5.5
Household Products	5.3
Aerospace & Defense	5.3
Food Products	5.1
Affiliated Money Market Mutual Fund (3.6% represents investments purchased with collateral from securities on loan)	4.7
IT Services	4.6
Pharmaceuticals	4.5
Textiles, Apparel & Luxury Goods	3.6
Life Sciences Tools & Services	3.3
Hotels, Restaurants & Leisure	3.1
Banks	2.8
Software	2.7
Electrical Equipment	2.5
Specialty Retail	2.4

Energy Equipment & Services	2.1%
Road & Rail	2.0
Industrial Conglomerates	1.8
Air Freight & Logistics	1.7
Electronic Equipment, Instruments & Components	1.6
Consumer Finance	1.6
Semiconductors & Semiconductor Equipment	1.1
Auto Components	0.9
Professional Services	0.8
Communications Equipment	0.7
Technology Hardware, Storage & Peripherals	0.6
Internet Software & Services	0.6
Trading Companies & Distributors	0.6
Diversified Financial Services	0.5
Oil, Gas & Consumable Fuels	0.4
Insurance	0.3
Automobiles	0.2
Food & Staples Retailing	0.2
Marine	0.2

103.3
Liabilities in excess of other assets	(3.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $22,384,200:
Unaffiliated investments (cost $499,283,448)	$635,064,353
Affiliated investments (cost $30,329,102)	30,329,102
Tax reclaim receivable	1,456,242
Dividends and interest receivable	587,442
Receivable for fund share sold	337,560
Prepaid expenses	6,160

Total Assets	667,780,859

LIABILITIES:
Payable to broker for collateral for securities on loan	23,104,508
Payable to custodian	298,783
Advisory fees payable	263,954
Payable for fund share repurchased	101,586
Accrued expenses and other liabilities	85,564
Distribution fee payable	10,763
Affiliated transfer agent fee payable	361

Total Liabilities	23,865,519

NET ASSETS	$643,915,340

Net assets were comprised of:
Paid-in capital	$458,313,052
Retained earnings	185,602,288

Net assets, December 31, 2014	$643,915,340

Net asset value and redemption price per share, $643,915,340 / 41,010,426 outstanding shares of beneficial interest	$15.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $980,688 foreign withholding tax)	$12,979,095
Affiliated income from securities lending, net	25,040
Affiliated dividend income	13,046
Interest income	152

13,017,333

EXPENSES
Advisory fees	6,132,623
Distribution fee	623,982
Custodian and accounting fees	174,000
Audit fee	28,000
Trustees’ fees	15,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Insurance expenses	7,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense	686
Miscellaneous	15,012

Total expenses	7,022,303

NET INVESTMENT INCOME	5,995,030

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	19,205,387
Foreign currency transactions	2,490

19,207,877

Net change in unrealized appreciation (depreciation) on:
Investments	(3,703,509)
Foreign currencies	(174,149)

(3,877,658)

NET GAIN ON INVESTMENTS	15,330,219

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,325,249

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,995,030	$3,813,093
Net realized gain on investment and foreign currency transactions	19,207,877	14,957,496
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,877,658)	95,650,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	21,325,249	114,421,343

FUND SHARE TRANSACTIONS:
Fund share sold [5,940,543 and 12,212,971 shares, respectively]	90,956,048	164,041,849
Fund share repurchased [4,152,907 and 3,662,430 shares, respectively]	(62,571,881)	(48,248,646)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	28,384,167	115,793,203

TOTAL INCREASE IN NET ASSETS	49,709,416	230,214,546
NET ASSETS:
Beginning of year	594,205,924	363,991,378

End of year	$643,915,340	$594,205,924

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.0%
Honeywell International, Inc.	123,320	$12,322,134
Precision Castparts Corp.	65,667	15,817,867

		28,140,001

Air Freight & Logistics — 0.5%
United Parcel Service, Inc. (Class B Stock)	58,407	6,493,106

Auto Components — 0.2%
BorgWarner, Inc.	51,032	2,804,208

Beverages — 1.2%
Constellation Brands, Inc. (Class A Stock)*	116,249	11,412,164
Pernod Ricard SA (France)	48,081	5,343,624

		16,755,788

Biotechnology — 7.5%
Alexion Pharmaceuticals, Inc.*	121,099	22,406,948
Biogen Idec, Inc.*	60,395	20,501,083
Celgene Corp.*	176,464	19,739,263
Gilead Sciences, Inc.*	114,063	10,751,578
Isis Pharmaceuticals, Inc.*(a)	39,805	2,457,561
Puma Biotechnology, Inc.*(a)	21,939	4,152,395
Receptos, Inc.*	20,222	2,477,397
Regeneron Pharmaceuticals, Inc.*	43,006	17,643,212
Vertex Pharmaceuticals, Inc.*	55,996	6,652,325

		106,781,762

Capital Markets — 2.2%
Affiliated Managers Group, Inc.*	46,324	9,831,806
BlackRock, Inc.	31,521	11,270,649
Morgan Stanley	260,457	10,105,732

		31,208,187

Chemicals — 3.2%
Airgas, Inc.	44,983	5,181,142
Ecolab, Inc.	39,698	4,149,235
Monsanto Co.	127,264	15,204,230
Sherwin-Williams Co. (The)	81,580	21,458,803

		45,993,410

Consumer Finance — 1.2%
American Express Co.	190,170	17,693,417

Diversified Financial Services — 2.1%
Intercontinental Exchange, Inc.	109,254	23,958,310
Moody’s Corp.	55,415	5,309,311

		29,267,621

Electrical Equipment — 1.0%
AMETEK, Inc.	262,769	13,829,533

Energy Equipment & Services — 0.7%
Schlumberger Ltd.	117,416	10,028,501

Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	88,007	12,474,992
CVS Health Corp.	142,346	13,709,343

		26,184,335

Food Products — 2.0%
Danone SA (France)	102,632	6,709,897
Mead Johnson Nutrition Co.	113,138	11,374,895

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Mondelez International, Inc. (Class A Stock)	281,069	$10,209,831

		28,294,623

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	316,954	14,269,269
C.R. Bard, Inc.	34,594	5,764,052
Cooper Cos., Inc. (The)	32,400	5,251,716
Covidien PLC	153,105	15,659,579

		40,944,616

Health Care Providers & Services — 1.3%
McKesson Corp.	89,177	18,511,362

Health Care Technology — 0.8%
Cerner Corp.*	176,741	11,428,073

Hotels, Restaurants & Leisure — 3.7%
Hilton Worldwide Holdings, Inc.*	196,564	5,128,355
Las Vegas Sands Corp.	127,261	7,401,500
Marriott International, Inc. (Class A Stock)	149,014	11,627,562
Starbucks Corp.	202,734	16,634,325
Wynn Resorts Ltd.	72,943	10,851,001
Yum! Brands, Inc.	19,597	1,427,641

		53,070,384

Household Products — 1.1%
Colgate-Palmolive Co.	216,160	14,956,110

Industrial Conglomerates — 3.4%
Danaher Corp.	393,521	33,728,685
Roper Industries, Inc.	88,167	13,784,910

		47,513,595

Insurance — 0.2%
MetLife, Inc.	53,030	2,868,393

Internet & Catalog Retail — 2.9%
Amazon.com, Inc.*	35,875	11,133,806
Ctrip.com International Ltd. (China), ADR*	23,641	1,075,666
Netflix, Inc.*	11,912	4,069,258
Priceline Group, Inc. (The)*	22,146	25,251,091

		41,529,821

Internet Software & Services — 9.1%
Alibaba Group Holding Ltd. (China), ADR*	12,495	1,298,730
Facebook, Inc. (Class A Stock)*	454,873	35,489,192
Google, Inc. (Class A Stock)*	64,804	34,388,891
Google, Inc. (Class C Stock)*	57,440	30,236,416
LinkedIn Corp. (Class A Stock)*(a)	64,664	14,853,967
Twitter, Inc.*	105,536	3,785,576
Yahoo!, Inc.*	170,918	8,633,068

		128,685,840

IT Services — 8.1%
Cognizant Technology Solutions Corp. (Class A Stock)*	380,108	20,016,487
FleetCor Technologies, Inc.*	102,449	15,235,191
MasterCard, Inc. (Class A Stock)	379,795	32,723,137
Visa, Inc. (Class A Stock)(a)	177,737	46,602,641

		114,577,456

Life Sciences Tools & Services — 2.2%
Thermo Fisher Scientific, Inc.	249,998	31,322,249

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery — 0.5%
Colfax Corp.*(a)	142,683	$7,358,162

Media — 5.0%
Comcast Corp. (Special Class A Stock)	331,388	19,076,350
Discovery Communications, Inc. (Class C Stock)*	72,732	2,452,523
Time Warner, Inc.	174,426	14,899,469
Twenty-First Century Fox, Inc. (Class A Stock)	661,675	25,411,628
Walt Disney Co. (The)	95,500	8,995,145

		70,835,115

Multiline Retail — 0.3%
Burlington Stores, Inc.*	100,798	4,763,714

Oil, Gas & Consumable Fuels — 1.9%
Anadarko Petroleum Corp.	116,920	9,645,900
Concho Resources, Inc.*	29,936	2,986,116
Noble Energy, Inc.	146,573	6,951,957
Pioneer Natural Resources Co.	45,183	6,725,490

		26,309,463

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	89,145	6,792,849

Pharmaceuticals — 5.8%
AbbVie, Inc.	146,303	9,574,068
Actavis PLC*(a)	111,656	28,741,371
Bristol-Myers Squibb Co.	371,787	21,946,587
Merck & Co., Inc.	108,749	6,175,856
Valeant Pharmaceuticals International, Inc.*	62,171	8,897,292
Zoetis, Inc.	160,872	6,922,322

		82,257,496

Professional Services — 0.5%
Equifax, Inc.	29,120	2,354,934
Verisk Analytics, Inc. (Class A Stock)*	68,952	4,416,376

		6,771,310

Real Estate Investment Trusts (REITs) — 2.0%
American Tower Corp.	288,578	28,525,935

Real Estate Management & Development — 0.3%
Realogy Holdings Corp.*	97,257	4,326,964

Road & Rail — 1.4%
Canadian Pacific Railway Ltd. (Canada)	12,526	2,413,635
Kansas City Southern	40,000	4,881,200
Union Pacific Corp.	106,157	12,646,483

		19,941,318

Semiconductors & Semiconductor Equipment — 1.1%
Altera Corp.	133,902	4,946,340
Avago Technologies Ltd. (Singapore)	34,785	3,499,023
Broadcom Corp. (Class A Stock)	148,406	6,430,432

		14,875,795

Software — 3.6%
Adobe Systems, Inc.*	161,131	11,714,224
Citrix Systems, Inc.*	22,679	1,446,920
Oracle Corp.	393,649	17,702,396
salesforce.com, Inc.*	333,553	19,783,028

		50,646,568

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 5.9%
AutoZone, Inc.*(a)	15,857	$9,817,227
L Brands, Inc.	128,565	11,127,301
Ross Stores, Inc.	284,514	26,818,290
Tiffany & Co.	68,923	7,365,112
TJX Cos., Inc. (The)	285,727	19,595,158
Tractor Supply Co.	100,773	7,942,928
Urban Outfitters, Inc.*	37,654	1,322,785

		83,988,801

Technology Hardware, Storage & Peripherals — 5.2%
Apple, Inc.	418,215	46,162,572
EMC Corp.	924,268	27,487,730

		73,650,302

Textiles, Apparel & Luxury Goods — 3.2%
LVMH Moet Hennessy Louis Vuitton SA (France)	48,376	7,662,861
NIKE, Inc. (Class B Stock)	100,951	9,706,439
PVH Corp.	58,508	7,498,970
VF Corp.	280,868	21,037,013

		45,905,283

Tobacco — 0.2%
Philip Morris International, Inc.	34,659	2,822,976

TOTAL LONG-TERM INVESTMENTS (cost $1,057,146,263)		1,398,654,442

SHORT-TERM INVESTMENT — 7.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $102,693,427; includes $81,634,595 of cash collateral received for securities on loan)(b)(w)(Note 4)	102,693,427	102,693,427

TOTAL INVESTMENTS — 105.9% (cost $1,159,839,690)		1,501,347,869
Liabilities in excess of other assets — (5.9)%		(83,848,738)

NET ASSETS — 100.0%		$1,417,499,131

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $79,315,086; cash collateral of $81,634,595 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$28,140,001	$—	$—
Air Freight & Logistics	6,493,106	—	—
Auto Components	2,804,208	—	—
Beverages	11,412,164	5,343,624	—
Biotechnology	106,781,762	—	—
Capital Markets	31,208,187	—	—
Chemicals	45,993,410	—	—
Consumer Finance	17,693,417	—	—
Diversified Financial Services	29,267,621	—	—
Electrical Equipment	13,829,533	—	—
Energy Equipment & Services	10,028,501	—	—
Food & Staples Retailing	26,184,335	—	—
Food Products	21,584,726	6,709,897	—
Health Care Equipment & Supplies	40,944,616	—	—
Health Care Providers & Services	18,511,362	—	—
Health Care Technology	11,428,073	—	—
Hotels, Restaurants & Leisure	53,070,384	—	—
Household Products	14,956,110	—	—
Industrial Conglomerates	47,513,595	—	—
Insurance	2,868,393	—	—
Internet & Catalog Retail	41,529,821	—	—
Internet Software & Services	128,685,840	—	—
IT Services	114,577,456	—	—
Life Sciences Tools & Services	31,322,249	—	—
Machinery	7,358,162	—	—
Media	70,835,115	—	—
Multiline Retail	4,763,714	—	—
Oil, Gas & Consumable Fuels	26,309,463	—	—
Personal Products	6,792,849	—	—
Pharmaceuticals	82,257,496	—	—
Professional Services	6,771,310	—	—
Real Estate Investment Trusts (REITs)	28,525,935	—	—
Real Estate Management & Development	4,326,964	—	—
Road & Rail	19,941,318	—	—
Semiconductors & Semiconductor Equipment	14,875,795	—	—
Software	50,646,568	—	—
Specialty Retail	83,988,801	—	—
Technology Hardware, Storage & Peripherals	73,650,302	—	—
Textiles, Apparel & Luxury Goods	38,242,422	7,662,861	—
Tobacco	2,822,976	—	—
Affiliated Money Market Mutual Fund	102,693,427	—	—

Total	$1,481,631,487	$19,716,382	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Internet Software & Services	9.1%
IT Services	8.1
Biotechnology	7.5
Affiliated Money Market Mutual Fund (5.8% represents investments purchased with collateral from securities on loan)	7.2
Specialty Retail	5.9
Pharmaceuticals	5.8
Technology Hardware, Storage & Peripherals	5.2
Media	5.0
Hotels, Restaurants & Leisure	3.7
Software	3.6
Industrial Conglomerates	3.4
Chemicals	3.2
Textiles, Apparel & Luxury Goods	3.2
Internet & Catalog Retail	2.9
Health Care Equipment & Supplies	2.9
Life Sciences Tools & Services	2.2
Capital Markets	2.2
Diversified Financial Services	2.1
Real Estate Investment Trusts (REITs)	2.0
Food Products	2.0
Aerospace & Defense	2.0

Oil, Gas & Consumable Fuels	1.9%
Food & Staples Retailing	1.8
Road & Rail	1.4
Health Care Providers & Services	1.3
Consumer Finance	1.2
Beverages	1.2
Household Products	1.1
Semiconductors & Semiconductor Equipment	1.1
Electrical Equipment	1.0
Health Care Technology	0.8
Energy Equipment & Services	0.7
Machinery	0.5
Personal Products	0.5
Professional Services	0.5
Air Freight & Logistics	0.5
Multiline Retail	0.3
Real Estate Management & Development	0.3
Insurance	0.2
Tobacco	0.2
Auto Components	0.2

105.9
Liabilities in excess of other assets	(5.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $79,315,086:
Unaffiliated investments (cost $1,057,146,263)	$1,398,654,442
Affiliated investments (cost $102,693,427)	102,693,427
Receivable for investments sold	1,354,879
Dividends and interest receivable	953,755
Tax reclaim receivable	246,863
Receivable for fund share sold	76,594
Prepaid expenses	14,224

Total Assets	1,503,994,184

LIABILITIES:
Payable to broker for collateral for securities on loan	81,634,595
Payable for investments purchased	3,349,714
Payable for fund share repurchased	752,184
Advisory fees payable	421,616
Payable to custodian	214,358
Accrued expenses and other liabilities	98,611
Distribution fee payable	23,614
Affiliated transfer agent fee payable	361

Total Liabilities	86,495,053

NET ASSETS	$1,417,499,131

Net assets were comprised of:
Paid-in capital	$741,289,920
Retained earnings	676,209,211

Net assets, December 31, 2014	$1,417,499,131

Net asset value and redemption price per share, $1,417,499,131 / 85,420,739 outstanding shares of beneficial interest	$16.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $288,976 foreign withholding tax)	$12,401,468
Affiliated income from securities lending, net	108,065
Affiliated dividend income	35,245
Interest income	45

12,544,823

EXPENSES
Advisory fees	11,987,343
Distribution fee	1,375,854
Custodian and accounting fees	212,000
Audit fee	26,000
Trustees’ fees	21,000
Insurance expenses	17,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	15,588

Total expenses	13,685,785

NET INVESTMENT LOSS	(1,140,962)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	118,110,384
Foreign currency transactions	(797)

118,109,587

Net change in unrealized appreciation (depreciation) on:
Investments	(2,293,414)
Foreign currencies	(27,832)

(2,321,246)

NET GAIN ON INVESTMENTS	115,788,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,647,379

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,140,962)	$(311,553)
Net realized gain on investment and foreign currency transactions	118,109,587	279,684,360
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,321,246)	179,647,902

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	114,647,379	459,020,709

FUND SHARE TRANSACTIONS:
Fund share sold [6,124,359 and 16,204,075 shares, respectively]	94,694,580	202,109,295
Fund share repurchased [10,507,946 and 78,932,346 shares, respectively]	(163,433,010)	(992,648,787)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(68,738,430)	(790,539,492)

TOTAL INCREASE (DECREASE) IN NET ASSETS	45,908,949	(331,518,783)
NET ASSETS:
Beginning of year	1,371,590,182	1,703,108,965

End of year	$1,417,499,131	$1,371,590,182

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST MFS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS — 98.7%	Shares	Value (Note 2)
Aerospace & Defense — 7.1%
Honeywell International, Inc.	134,527	$13,441,938
Lockheed Martin Corp.	67,236	12,947,636
Northrop Grumman Corp.	34,325	5,059,162
United Technologies Corp.	112,747	12,965,905

		44,414,641

Air Freight & Logistics — 1.6%
United Parcel Service, Inc. (Class B Stock)	91,995	10,227,084

Auto Components — 1.7%
Delphi Automotive PLC (United Kingdom)	62,168	4,520,857
Johnson Controls, Inc.	125,782	6,080,302

		10,601,159

Banks — 10.7%
Citigroup, Inc.	41,808	2,262,231
JPMorgan Chase & Co.	426,422	26,685,489
PNC Financial Services Group, Inc.	56,853	5,186,699
U.S. Bancorp	273,802	12,307,400
Wells Fargo & Co.	378,648	20,757,483

		67,199,302

Beverages — 1.5%
Diageo PLC (United Kingdom)	291,539	8,351,756
Dr. Pepper Snapple Group, Inc.	17,088	1,224,868

		9,576,624

Capital Markets — 6.4%
Bank of New York Mellon Corp. (The)	191,221	7,757,836
BlackRock, Inc.	17,377	6,213,320
Franklin Resources, Inc.	142,552	7,893,104
Goldman Sachs Group, Inc. (The)	63,014	12,214,004
State Street Corp.	77,748	6,103,218

		40,181,482

Chemicals — 1.7%
E.I. du Pont de Nemours & Co.	20,766	1,535,438
PPG Industries, Inc.	40,236	9,300,551

		10,835,989

Commercial Services & Supplies — 1.2%
Tyco International PLC	167,028	7,325,848

Containers & Packaging — 0.5%
Crown Holdings, Inc.*	61,624	3,136,662

Diversified Financial Services — 1.2%
McGraw Hill Financial, Inc.	30,771	2,738,004
NASDAQ OMX Group, Inc. (The)	98,227	4,710,967

		7,448,971

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	51,069	1,715,408
Verizon Communications, Inc.	223,780	10,468,428

		12,183,836

Electric Utilities — 0.2%
Duke Energy Corp.	18,407	1,537,721

Electrical Equipment — 0.9%
Eaton Corp. PLC	79,172	5,380,529

Energy Equipment & Services — 0.8%
Baker Hughes, Inc.	19,519	1,094,430

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Schlumberger Ltd.	47,455	$4,053,131

		5,147,561

Food & Staples Retailing — 1.8%
CVS Health Corp.	120,436	11,599,191

Food Products — 4.0%
Danone SA (France)	68,798	4,497,890
General Mills, Inc.	172,802	9,215,531
Kellogg Co.	22,794	1,491,639
Nestle SA (Switzerland)	138,973	10,131,273

		25,336,333

Health Care Equipment & Supplies — 4.0%
Abbott Laboratories	171,960	7,741,639
Covidien PLC	50,296	5,144,275
Medtronic, Inc.	114,573	8,272,171
St. Jude Medical, Inc.	64,563	4,198,532

		25,356,617

Health Care Providers & Services — 1.1%
Express Scripts Holding Co.*	78,423	6,640,075

Hotels, Restaurants & Leisure — 1.0%
McDonald’s Corp.	63,699	5,968,596

Household Products — 0.6%
Procter & Gamble Co. (The)	38,141	3,474,264

Industrial Conglomerates — 3.4%
3M Co.	79,077	12,993,933
Danaher Corp.	99,273	8,508,689

		21,502,622

Insurance — 7.7%
ACE Ltd.	63,085	7,247,205
AON PLC	77,015	7,303,332
Chubb Corp. (The)	54,649	5,654,532
MetLife, Inc.	267,485	14,468,264
Travelers Cos., Inc. (The)	126,024	13,339,640

		48,012,973

IT Services — 4.8%
Accenture PLC (Class A Stock)	157,003	14,021,938
Fidelity National Information Services, Inc.	50,318	3,129,780
Fiserv, Inc.*	61,351	4,354,080
International Business Machines Corp.	53,872	8,643,224

		30,149,022

Leisure Products — 0.6%
Hasbro, Inc.(a)	47,239	2,597,673
Mattel, Inc.	27,950	864,913

		3,462,586

Life Sciences Tools & Services — 1.1%
Thermo Fisher Scientific, Inc.	54,164	6,786,207

Machinery — 1.5%
Illinois Tool Works, Inc.	30,730	2,910,131
Pentair PLC (United Kingdom)	36,810	2,444,920
Stanley Black & Decker, Inc.	38,951	3,742,412

		9,097,463

Media — 4.9%
Comcast Corp. (Special Class A Stock)	128,902	7,420,244

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Omnicom Group, Inc.	96,365	$7,465,396
Time Warner, Inc.	63,220	5,400,252
Time, Inc.	6,721	165,404
Viacom, Inc. (Class B Stock)	52,506	3,951,077
Walt Disney Co. (The)	66,591	6,272,206

		30,674,579

Multiline Retail — 1.9%
Kohl’s Corp.	23,792	1,452,264
Target Corp.	135,643	10,296,660

		11,748,924

Oil, Gas & Consumable Fuels — 5.1%
Chevron Corp.	82,545	9,259,898
EOG Resources, Inc.	39,286	3,617,062
Exxon Mobil Corp.	131,886	12,192,861
Occidental Petroleum Corp.	85,915	6,925,608

		31,995,429

Pharmaceuticals — 8.3%
Johnson & Johnson	213,394	22,314,611
Merck & Co., Inc.	147,946	8,401,853
Novartis AG (Switzerland)	21,487	1,992,779
Pfizer, Inc.	569,819	17,749,862
Roche Holding AG (Switzerland)	6,164	1,670,088

		52,129,193

Professional Services — 0.2%
Equifax, Inc.	12,699	1,026,968

Road & Rail — 0.6%
Canadian National Railway Co. (Canada)	55,170	3,801,765

Semiconductors & Semiconductor Equipment — 1.2%
Texas Instruments, Inc.	137,438	7,348,123

Software — 1.0%
Oracle Corp.	143,642	6,459,581

Specialty Retail — 0.9%
Advance Auto Parts, Inc.	26,370	4,200,214
Bed Bath & Beyond, Inc.*	22,144	1,686,708

		5,886,922

Tobacco — 5.0%
Altria Group, Inc.	51,135	2,519,421
Imperial Tobacco Group PLC (United Kingdom)	28,803	1,267,896
Lorillard, Inc.	102,870	6,474,638
Philip Morris International, Inc.	257,254	20,953,338

		31,215,293

Wireless Telecommunication Services — 0.6%
Vodafone Group PLC (United Kingdom)	1,030,857	3,534,432

TOTAL COMMON STOCKS (cost $497,090,328)		618,404,567

PREFERRED STOCK — 0.1%	Shares	Value (Note 2)
Aerospace & Defense
United Technologies Corp., CVT, 7.500% (cost $533,966)	9,530	$584,475

TOTAL LONG-TERM INVESTMENTS (cost $497,624,294)		618,989,042

SHORT-TERM INVESTMENT — 1.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $9,177,050; includes $2,632,362 of cash collateral received for securities on loan)(b)(w)(Note 4)	9,177,050	9,177,050

TOTAL INVESTMENTS — 100.3% (cost $506,801,344)		628,166,092
Liabilities in excess of other assets — (0.3)%		(1,779,522)

NET ASSETS — 100.0%		$626,386,570

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,571,662; cash collateral of $2,632,362 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$44,414,641	$—	$—
Air Freight & Logistics	10,227,084	—	—
Auto Components	10,601,159	—	—
Banks	67,199,302	—	—
Beverages	1,224,868	8,351,756	—
Capital Markets	40,181,482	—	—
Chemicals	10,835,989	—	—
Commercial Services & Supplies	7,325,848	—	—
Containers & Packaging	3,136,662	—	—
Diversified Financial Services	7,448,971	—	—
Diversified Telecommunication Services	12,183,836	—	—
Electric Utilities	1,537,721	—	—
Electrical Equipment	5,380,529	—	—
Energy Equipment & Services	5,147,561	—	—
Food & Staples Retailing	11,599,191	—	—
Food Products	10,707,170	14,629,163	—
Health Care Equipment & Supplies	25,356,617	—	—
Health Care Providers & Services	6,640,075	—	—
Hotels, Restaurants & Leisure	5,968,596	—	—
Household Products	3,474,264	—	—
Industrial Conglomerates	21,502,622	—	—
Insurance	48,012,973	—	—
IT Services	30,149,022	—	—
Leisure Products	3,462,586	—	—
Life Sciences Tools & Services	6,786,207	—	—
Machinery	9,097,463	—	—
Media	30,674,579	—	—
Multiline Retail	11,748,924	—	—
Oil, Gas & Consumable Fuels	31,995,429	—	—
Pharmaceuticals	48,466,326	3,662,867	—
Professional Services	1,026,968	—	—
Road & Rail	3,801,765	—	—
Semiconductors & Semiconductor Equipment	7,348,123	—	—
Software	6,459,581	—	—
Specialty Retail	5,886,922	—	—
Tobacco	29,947,397	1,267,896	—
Wireless Telecommunication Services	—	3,534,432	—
Preferred Stock
Aerospace & Defense	584,475	—	—
Affiliated Money Market Mutual Fund	9,177,050	—	—

Total	$596,719,978	$31,446,114	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Banks	10.7%
Pharmaceuticals	8.3
Insurance	7.7
Aerospace & Defense	7.2

Capital Markets	6.4%
Oil, Gas & Consumable Fuels	5.1
Tobacco	5.0
Media	4.9
IT Services	4.8
Health Care Equipment & Supplies	4.0
Food Products	4.0
Industrial Conglomerates	3.4

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Diversified Telecommunication Services	1.9%
Multiline Retail	1.9
Food & Staples Retailing	1.8
Chemicals	1.7
Auto Components	1.7
Air Freight & Logistics	1.6
Beverages	1.5
Affiliated Money Market Mutual Fund (0.4% represents investments purchased with collateral from securities on loan)	1.5
Machinery	1.5
Diversified Financial Services	1.2
Semiconductors & Semiconductor Equipment	1.2
Commercial Services & Supplies	1.2
Life Sciences Tools & Services	1.1
Health Care Providers & Services	1.1
Software	1.0

Hotels, Restaurants & Leisure	1.0%
Specialty Retail	0.9
Electrical Equipment	0.9
Energy Equipment & Services	0.8
Road & Rail	0.6
Wireless Telecommunication Services	0.6
Household Products	0.6
Leisure Products	0.6
Containers & Packaging	0.5
Electric Utilities	0.2
Professional Services	0.2

100.3
Liabilities in excess of other assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $2,571,662:
Unaffiliated investments (cost $497,624,294)	$618,989,042
Affiliated investments (cost $9,177,050)	9,177,050
Dividends receivable	1,005,999
Tax reclaim receivable	226,677
Receivable for fund share sold	14,824
Prepaid expenses	4,704

Total Assets	629,418,296

LIABILITIES:
Payable to broker for collateral for securities on loan	2,632,362
Advisory fees payable	189,175
Payable for fund share repurchased	81,436
Payable for investments purchased	62,964
Accrued expenses and other liabilities	54,640
Distribution fee payable	10,491
Affiliated transfer agent fee payable	361
Payable to custodian	297

Total Liabilities	3,031,726

NET ASSETS	$626,386,570

Net assets were comprised of:
Paid-in capital	$384,817,120
Retained earnings	241,569,450

Net assets, December 31, 2014	$626,386,570

Net asset value and redemption price per share, $626,386,570 / 41,194,724 outstanding shares of beneficial interest	$15.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $197,326 foreign withholding tax)	$17,491,397
Affiliated income from securities lending, net	15,459
Affiliated dividend income	10,286

17,517,142

EXPENSES
Advisory fees	4,910,897
Distribution fee	589,134
Custodian and accounting fees	106,000
Audit fee	26,000
Trustees’ fees	14,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Shareholders’ reports	3,000
Loan interest expense	65
Miscellaneous	10,399

Total expenses	5,686,495

NET INVESTMENT INCOME	11,830,647

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	20,519,027
Foreign currency transactions	(3,189)

20,515,838

Net change in unrealized appreciation (depreciation) on:
Investments	25,804,140
Foreign currencies	(27,601)

25,776,539

NET GAIN ON INVESTMENTS	46,292,377

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,123,024

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$11,830,647	$7,423,592
Net realized gain on investment and foreign currency transactions	20,515,838	75,123,857
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	25,776,539	85,495,133

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	58,123,024	168,042,582

FUND SHARE TRANSACTIONS:
Fund share sold [4,888,670 and 19,150,527 shares, respectively]	69,215,186	241,153,776
Fund share repurchased [4,248,105 and 43,351,150 shares, respectively]	(60,643,557)	(513,991,718)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	8,571,629	(272,837,942)

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,694,653	(104,795,360)
NET ASSETS:
Beginning of year	559,691,917	664,487,277

End of year	$626,386,570	$559,691,917

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.3%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.4%
Huntington Ingalls Industries, Inc.	46,564	$5,236,588
Northrop Grumman Corp.	12,612	1,858,883
TransDigm Group, Inc.	43,657	8,572,052

		15,667,523

Auto Components — 4.3%
BorgWarner, Inc.	76,813	4,220,874
Dana Holding Corp.	420,200	9,135,148
Delphi Automotive PLC (United Kingdom)	87,000	6,326,640

		19,682,662

Banks — 4.7%
CIT Group, Inc.	151,200	7,231,896
KeyCorp.	230,484	3,203,727
M&T Bank Corp	69,100	8,680,342
TCF Financial Corp.	164,660	2,616,448

		21,732,413

Building Products — 0.5%
Masco Corp.	88,046	2,218,759

Capital Markets — 2.1%
Eaton Vance Corp.	51,030	2,088,658
Northern Trust Corp.	27,014	1,820,743
Raymond James Financial, Inc.	50,141	2,872,578
Stifel Financial Corp.*	52,785	2,693,091

		9,475,070

Chemicals — 5.7%
Ashland, Inc.	107,100	12,826,296
CF Industries Holdings, Inc.	11,885	3,239,138
Eastman Chemical Co.	45,231	3,431,224
Scotts Miracle-Gro Co. (The) (Class A Stock)	28,786	1,793,943
Valspar Corp. (The)	57,612	4,982,286

		26,272,887

Commercial Services & Supplies — 2.3%
Republic Services, Inc.	69,400	2,793,350
Steelcase, Inc. (Class A Stock)	441,900	7,932,105

		10,725,455

Communications Equipment — 0.5%
EchoStar Corp. (Class A Stock)*	46,735	2,453,587

Containers & Packaging — 4.5%
Bemis Co., Inc.	52,792	2,386,726
Owens-Illinois, Inc.*	286,100	7,721,839
Sealed Air Corp.	90,068	3,821,585
Sonoco Products Co.	153,011	6,686,581

		20,616,731

Diversified Financial Services — 0.9%
Intercontinental Exchange, Inc.	19,097	4,187,781

Electric Utilities — 3.3%
Great Plains Energy, Inc.	213,800	6,074,058
Pinnacle West Capital Corp.	132,400	9,044,244

		15,118,302

Electronic Equipment, Instruments & Components — 1.8%
Flextronics International Ltd.*	229,586	2,566,771

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Keysight Technologies, Inc.*	167,100	$5,642,967

		8,209,738

Energy Equipment & Services — 1.4%
Nabors Industries Ltd.	105,451	1,368,754
SEACOR Holdings, Inc.*	70,400	5,196,224

		6,564,978

Gas Utilities — 0.7%
UGI Corp.	85,950	3,264,381

Health Care Equipment & Supplies — 1.7%
C.R. Bard, Inc.	14,960	2,492,635
CareFusion Corp.*	93,000	5,518,620

		8,011,255

Health Care Providers & Services — 3.4%
Express Scripts Holding Co.*	63,761	5,398,644
Humana, Inc.	16,263	2,335,855
MEDNAX, Inc.*	45,635	3,016,930
Universal Health Services, Inc. (Class B Stock)	41,469	4,613,841

		15,365,270

Hotels, Restaurants & Leisure — 4.5%
Darden Restaurants, Inc.	177,052	10,380,559
International Game Technology	72,716	1,254,351
Wyndham Worldwide Corp.	103,000	8,833,280

		20,468,190

Household Durables — 2.0%
D.R. Horton, Inc.	367,299	9,288,992

Insurance — 11.2%
Allstate Corp. (The)	170,800	11,998,700
Endurance Specialty Holdings Ltd.	86,700	5,188,128
FNF Group	184,700	6,362,915
HCC Insurance Holdings, Inc.	109,000	5,833,680
Lincoln National Corp.	197,687	11,400,609
Progressive Corp. (The)	88,314	2,383,595
Protective Life Corp.	53,610	3,733,937
Reinsurance Group of America, Inc.	28,171	2,468,343
RenaissanceRe Holdings Ltd.	22,572	2,194,450

		51,564,357

Internet Software & Services — 0.6%
Akamai Technologies, Inc.*	42,392	2,669,000

IT Services — 3.6%
Computer Sciences Corp.	178,583	11,259,658
Convergys Corp.	146,779	2,989,888
Global Payments, Inc.	27,684	2,234,929

		16,484,475

Leisure Products — 3.6%
Brunswick Corp.	265,862	13,628,086
Mattel, Inc.	90,683	2,806,185

		16,434,271

Life Sciences Tools & Services — 0.7%
Covance, Inc.*	30,089	3,124,442

Machinery — 3.7%
Cummins, Inc.	37,069	5,344,238
Dover Corp.	84,500	6,060,340

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Joy Global, Inc.	35,656	$1,658,717
Snap-on, Inc.	27,302	3,733,275

		16,796,570

Metals & Mining — 0.4%
Allegheny Technologies, Inc.	58,326	2,027,995

Multiline Retail — 2.2%
Nordstrom, Inc.	129,300	10,265,127

Multi-Utilities — 2.5%
Integrys Energy Group, Inc.	26,322	2,049,168
PG&E Corp.	179,100	9,535,284

		11,584,452

Oil, Gas & Consumable Fuels — 4.5%
Energen Corp.	43,500	2,773,560
Murphy Oil Corp.	165,354	8,353,684
Newfield Exploration Co.*	71,131	1,929,073
ONEOK, Inc.	26,149	1,301,959
QEP Resources, Inc.	250,200	5,059,044
Whiting Petroleum Corp.*	33,317	1,099,461

		20,516,781

Real Estate Investment Trusts (REITs) — 7.7%
Alexandria Real Estate Equities, Inc.	30,647	2,719,615
American Tower Corp.	59,964	5,927,441
AvalonBay Communities, Inc.	33,800	5,522,582
Boston Properties, Inc.	18,587	2,391,961
CBL & Associates Properties, Inc.	308,700	5,994,954
Duke Realty Corp.	286,412	5,785,522
EPR Properties	50,400	2,904,552
MFA Financial, Inc.	488,900	3,906,311

		35,152,938

Real Estate Management & Development — 0.6%
CBRE Group, Inc. (Class A Stock)*	85,853	2,940,465

Road & Rail — 3.0%
CSX Corp.	117,827	4,268,872
Werner Enterprises, Inc.	303,600	9,457,140

		13,726,012

Semiconductors & Semiconductor Equipment — 1.2%
ON Semiconductor Corp.*	261,798	2,652,014
Xilinx, Inc.	69,079	2,990,430

		5,642,444

Software — 3.0%
Activision Blizzard, Inc.	143,269	2,886,870
FactSet Research Systems, Inc.	24,388	3,432,611
Intuit, Inc.	49,238	4,539,251
Synopsys, Inc.*	61,959	2,693,358

		13,552,090

Specialty Retail — 1.3%
TJX Cos., Inc. (The)	86,220	5,912,968

Thrifts & Mortgage Finance — 0.3%
Astoria Financial Corp.	107,575	1,437,202

Trading Companies & Distributors — 0.5%
GATX Corp.	36,468	2,098,369

TOTAL LONG-TERM INVESTMENTS (cost $329,024,833)		451,253,932

SHORT-TERM INVESTMENT — 1.6%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $7,459,052)(w)(Note 4)	7,459,052	$7,459,052

TOTAL INVESTMENTS — 99.9% (cost $336,483,885)		458,712,984
Other assets in excess of other liabilities — 0.1%		605,713

NET ASSETS — 100.0%		$459,318,697

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$15,667,523	$—	$—
Auto Components	19,682,662	—	—
Banks	21,732,413	—	—
Building Products	2,218,759	—	—
Capital Markets	9,475,070	—	—
Chemicals	26,272,887	—	—
Commercial Services & Supplies	10,725,455	—	—
Communications Equipment	2,453,587	—	—
Containers & Packaging	20,616,731	—	—
Diversified Financial Services	4,187,781	—	—
Electric Utilities	15,118,302	—	—
Electronic Equipment, Instruments & Components	8,209,738	—	—
Energy Equipment & Services	6,564,978	—	—
Gas Utilities	3,264,381	—	—
Health Care Equipment & Supplies	8,011,255	—	—
Health Care Providers & Services	15,365,270	—	—
Hotels, Restaurants & Leisure	20,468,190	—	—
Household Durables	9,288,992	—	—
Insurance	51,564,357	—	—
Internet Software & Services	2,669,000	—	—
IT Services	16,484,475	—	—
Leisure Products	16,434,271	—	—
Life Sciences Tools & Services	3,124,442	—	—
Machinery	16,796,570	—	—
Metals & Mining	2,027,995	—	—
Multiline Retail	10,265,127	—	—
Multi-Utilities	11,584,452	—	—
Oil, Gas & Consumable Fuels	20,516,781	—	—
Real Estate Investment Trusts (REITs)	35,152,938	—	—
Real Estate Management & Development	2,940,465	—	—
Road & Rail	13,726,012	—	—
Semiconductors & Semiconductor Equipment	5,642,444	—	—
Software	13,552,090	—	—
Specialty Retail	5,912,968	—	—
Thrifts & Mortgage Finance	1,437,202	—	—
Trading Companies & Distributors	2,098,369	—	—
Affiliated Money Market Mutual Fund	7,459,052	—	—

Total	$458,712,984	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Insurance	11.2%
Real Estate Investment Trusts (REITs)	7.7
Chemicals	5.7
Banks	4.7
Containers & Packaging	4.5
Oil, Gas & Consumable Fuels	4.5
Hotels, Restaurants & Leisure	4.5
Auto Components	4.3
Machinery	3.7
IT Services	3.6
Leisure Products	3.6
Aerospace & Defense	3.4
Health Care Providers & Services	3.4
Electric Utilities	3.3
Road & Rail	3.0
Software	3.0
Multi-Utilities	2.5
Commercial Services & Supplies	2.3
Multiline Retail	2.2

Capital Markets	2.1%
Household Durables	2.0
Electronic Equipment, Instruments & Components	1.8
Health Care Equipment & Supplies	1.7
Affiliated Money Market Mutual Fund	1.6
Energy Equipment & Services	1.4
Specialty Retail	1.3
Semiconductors & Semiconductor Equipment	1.2
Diversified Financial Services	0.9
Gas Utilities	0.7
Life Sciences Tools & Services	0.7
Real Estate Management & Development	0.6
Internet Software & Services	0.6
Communications Equipment	0.5
Building Products	0.5
Trading Companies & Distributors	0.5
Metals & Mining	0.4
Thrifts & Mortgage Finance	0.3

99.9
Other assets in excess of other liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $329,024,833)	$451,253,932
Affiliated investments (cost $7,459,052)	7,459,052
Cash	13
Receivable for investments sold	2,849,319
Receivable for fund share sold	1,436,927
Dividends receivable	738,626
Tax reclaim receivable	1,234
Prepaid expenses	3,581

Total Assets	463,742,684

LIABILITIES:
Payable for investments purchased	3,996,710
Payable for fund share repurchased	188,033
Advisory fees payable	176,171
Accrued expenses and other liabilities	55,084
Distribution fee payable	7,628
Affiliated transfer agent fee payable	361

Total Liabilities	4,423,987

NET ASSETS	$459,318,697

Net assets were comprised of:
Paid-in capital	$134,640,671
Retained earnings	324,678,026

Net assets, December 31, 2014	$459,318,697

Net asset value and redemption price per share, $459,318,697 / 22,483,143 outstanding shares of beneficial interest	$20.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income	$7,187,111
Affiliated income from securities lending, net	33,748
Affiliated dividend income	12,249

7,233,108

EXPENSES
Advisory fees	4,126,786
Distribution fee	440,515
Custodian and accounting fees	92,000
Audit fee	26,000
Trustees’ fees	14,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Insurance expenses	8,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense	851
Miscellaneous	11,846

Total expenses	4,746,998

NET INVESTMENT INCOME	2,486,110

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	41,871,494

Net change in unrealized appreciation (depreciation) on:
Investments	16,450,053
Foreign currencies	(161)

16,449,892

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	58,321,386

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,807,496

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,486,110	$5,175,460
Net realized gain on investment transactions	41,871,494	122,917,492
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,449,892	44,252,247

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	60,807,496	172,345,199

FUND SHARE TRANSACTIONS:
Fund share sold [1,626,330 and 4,986,596 shares, respectively]	30,873,251	74,680,156
Fund share repurchased [3,691,721 and 30,739,597 shares, respectively]	(68,626,367)	(485,543,136)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(37,753,116)	(410,862,980)

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,054,380	(238,517,781)
NET ASSETS:
Beginning of year	436,264,317	674,782,098

End of year	$459,318,697	$436,264,317

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS	Shares	Value (Note 2)
Airlines — 1.4%
Alaska Air Group, Inc.	180,000	$10,756,800

Banks — 1.0%
SVB Financial Group*	70,000	8,124,900

Biotechnology — 3.0%
Alkermes PLC*	80,000	4,684,800
BioMarin Pharmaceutical, Inc.*	130,000	11,752,000
Puma Biotechnology, Inc.*(a)	20,000	3,785,400
United Therapeutics Corp.*(a)	30,000	3,884,700

		24,106,900

Building Products — 1.1%
Fortune Brands Home & Security, Inc.	185,000	8,374,950

Capital Markets — 2.9%
Affiliated Managers Group, Inc.*	64,000	13,583,360
Raymond James Financial, Inc.	160,000	9,166,400

		22,749,760

Chemicals — 0.7%
PolyOne Corp.	155,500	5,895,005

Commercial Services & Supplies — 1.7%
Stericycle, Inc.*	105,200	13,789,616

Communications Equipment — 2.3%
F5 Networks, Inc.*	65,000	8,480,225
Palo Alto Networks, Inc.*	80,000	9,805,600

		18,285,825

Consumer Finance — 1.0%
PRA Group, Inc.*(a)	142,500	8,255,025

Containers & Packaging — 1.4%
Packaging Corp. of America	140,000	10,927,000

Distributors — 1.2%
LKQ Corp.*	325,000	9,139,000

Diversified Consumer Services — 0.4%
Service Corp. International	150,000	3,405,000

Diversified Financial Services — 1.0%
CBOE Holdings, Inc.	130,000	8,244,600

Electrical Equipment — 2.2%
Acuity Brands, Inc.	32,500	4,552,275
AMETEK, Inc.	242,400	12,757,512

		17,309,787

Electronic Equipment, Instruments & Components — 2.9%
Amphenol Corp. (Class A Stock)	155,400	8,362,074
CDW Corp.	235,000	8,264,950
Zebra Technologies Corp. (Class A Stock)*	85,000	6,579,850

		23,206,874

Food & Staples Retailing — 1.0%
PriceSmart, Inc.	82,300	7,507,406

Food Products — 2.9%
Pinnacle Foods, Inc.	150,000	5,295,000
TreeHouse Foods, Inc.*	95,000	8,125,350
WhiteWave Foods Co. (The)*	265,200	9,279,348

		22,699,698

Health Care Equipment & Supplies — 2.3%
Cooper Cos., Inc. (The)	41,800	6,775,362

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Teleflex, Inc.	40,000	$4,592,800
Wright Medical Group, Inc.*(a)	260,000	6,986,200

		18,354,362

Health Care Providers & Services — 5.5%
Acadia Healthcare Co., Inc.*(a)	216,650	13,261,147
Envision Healthcare Holdings, Inc.*	245,000	8,499,050
HealthSouth Corp.	100,000	3,846,000
Omnicare, Inc.	91,500	6,673,095
Universal Health Services, Inc. (Class B Stock)	97,500	10,847,850

		43,127,142

Health Care Technology — 1.7%
Cerner Corp.*	210,000	13,578,600

Hotels, Restaurants & Leisure — 2.2%
Bloomin’ Brands, Inc.*	205,000	5,075,800
Buffalo Wild Wings, Inc.*(a)	40,000	7,215,200
MGM Resorts International*	238,400	5,096,992

		17,387,992

Household Durables — 1.2%
Jarden Corp.*	115,000	5,506,200
Newell Rubbermaid, Inc.	100,000	3,809,000

		9,315,200

Industrial Conglomerates — 1.5%
Roper Industries, Inc.	77,500	12,117,125

Internet & Catalog Retail — 0.5%
Liberty Interactive Corp. (Class A Stock)*	140,000	4,118,800

Internet Software & Services — 2.8%
Akamai Technologies, Inc.*	90,000	5,666,400
CoStar Group, Inc.*	37,500	6,886,125
Demandware, Inc.*(a)	100,000	5,754,000
HomeAway, Inc.*(a)	132,600	3,948,828

		22,255,353

IT Services — 3.7%
Alliance Data Systems Corp.*	52,500	15,017,625
Fiserv, Inc.*	85,000	6,032,450
FleetCor Technologies, Inc.*	57,200	8,506,212

		29,556,287

Leisure Products — 1.2%
Polaris Industries, Inc.	60,000	9,074,400

Life Sciences Tools & Services — 1.3%
Illumina, Inc.*	57,500	10,613,350

Machinery — 2.9%
PACCAR, Inc.	87,500	5,950,875
Pall Corp.	100,600	10,181,726
Wabtec Corp.	75,000	6,516,750

		22,649,351

Media — 0.7%
Charter Communications, Inc. (Class A Stock)*	35,000	5,831,700

Multiline Retail — 1.8%
Dollar Tree, Inc.*	137,200	9,656,136

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail (continued)
Tuesday Morning Corp.*(a)	200,000	$4,340,000

		13,996,136

Oil, Gas & Consumable Fuels — 1.9%
Antero Resources Corp.*(a)	122,500	4,971,050
Cabot Oil & Gas Corp.	132,500	3,923,325
Concho Resources, Inc.*	65,000	6,483,750

		15,378,125

Pharmaceuticals — 4.2%
Akorn, Inc.*(a)	225,000	8,145,000
Endo International PLC*	110,000	7,933,200
Hospira, Inc.*	50,000	3,062,500
Mylan, Inc.*	146,300	8,246,931
Salix Pharmaceuticals Ltd.*(a)	47,500	5,459,650

		32,847,281

Professional Services — 1.6%
Nielsen NV(a)	80,000	3,578,400
WageWorks, Inc.*(a)	135,000	8,716,950

		12,295,350

Real Estate Management & Development — 1.2%
Jones Lang LaSalle, Inc.	65,000	9,745,450

Road & Rail — 2.1%
J.B. Hunt Transport Services, Inc.	85,000	7,161,250
Old Dominion Freight Line, Inc.*	120,000	9,316,800

		16,478,050

Semiconductors & Semiconductor Equipment — 6.7%
Avago Technologies Ltd. (Singapore)	165,000	16,597,350
Cavium, Inc.*	130,000	8,036,600
Lam Research Corp.	102,500	8,132,350
Monolithic Power Systems, Inc.	139,500	6,938,730
NXP Semiconductor NV (Netherlands)*	120,000	9,168,000
SunEdison, Inc.*	210,000	4,097,100

		52,970,130

Software — 6.0%
Activision Blizzard, Inc.	380,000	7,657,000
Autodesk, Inc.*	80,000	4,804,800
Electronic Arts, Inc.*	120,000	5,641,800
ServiceNow, Inc.*(a)	109,000	7,395,650
Splunk, Inc.*	72,700	4,285,665
Synchronoss Technologies, Inc.*	170,000	7,116,200
Ultimate Software Group, Inc. (The)*	36,600	5,373,429
Workday, Inc. (Class A Stock)*(a)	65,000	5,304,650

		47,579,194

Specialty Retail — 8.5%
Advance Auto Parts, Inc.	57,200	9,110,816
Lithia Motors, Inc. (Class A Stock)(a)	87,500	7,585,375
O’Reilly Automotive, Inc.*	74,400	14,330,928
Ross Stores, Inc.	105,000	9,897,300

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Signet Jewelers Ltd.	50,000	$6,578,500
Tractor Supply Co.	135,000	10,640,700
Williams-Sonoma, Inc.	123,500	9,346,480

		67,490,099

Technology Hardware, Storage & Peripherals — 1.0%
SanDisk Corp.	77,500	7,593,450

Textiles, Apparel & Luxury Goods — 5.0%
Carter’s, Inc.	90,000	7,857,900
Hanesbrands, Inc.	119,800	13,372,076
Kate Spade & Co.*	235,000	7,522,350
Under Armour, Inc. (Class A Stock)*(a)	164,600	11,176,340

		39,928,666

Trading Companies & Distributors — 1.1%
United Rentals, Inc.*(a)	85,000	8,670,850

Wireless Telecommunication Services — 1.9%
SBA Communications Corp. (Class A Stock)*	132,500	14,675,700

TOTAL LONG-TERM INVESTMENTS (cost $558,905,743)		780,406,289

SHORT-TERM INVESTMENT — 12.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $94,817,798; includes $84,466,360 of cash collateral for securities on loan)(b)(w)(Note 4)	94,817,798	94,817,798

TOTAL INVESTMENTS — 110.6% (cost $653,723,541)		875,224,087
Liabilities in excess of other assets — (10.6)%		(83,949,905)

NET ASSETS — 100.0%		$791,274,182

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $82,213,741; cash collateral of $84,466,360 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Airlines	$10,756,800	$—	$—
Banks	8,124,900	—	—
Biotechnology	24,106,900	—	—
Building Products	8,374,950	—	—
Capital Markets	22,749,760	—	—
Chemicals	5,895,005	—	—
Commercial Services & Supplies	13,789,616	—	—
Communications Equipment	18,285,825	—	—
Consumer Finance	8,255,025	—	—
Containers & Packaging	10,927,000	—	—
Distributors	9,139,000	—	—
Diversified Consumer Services	3,405,000	—	—
Diversified Financial Services	8,244,600	—	—
Electrical Equipment	17,309,787	—	—
Electronic Equipment, Instruments & Components	23,206,874	—	—
Food & Staples Retailing	7,507,406	—	—
Food Products	22,699,698	—	—
Health Care Equipment & Supplies	18,354,362	—	—
Health Care Providers & Services	43,127,142	—	—
Health Care Technology	13,578,600	—	—
Hotels, Restaurants & Leisure	17,387,992	—	—
Household Durables	9,315,200	—	—
Industrial Conglomerates	12,117,125	—	—
Internet & Catalog Retail	4,118,800	—	—
Internet Software & Services	22,255,353	—	—
IT Services	29,556,287	—	—
Leisure Products	9,074,400	—	—
Life Sciences Tools & Services	10,613,350	—	—
Machinery	22,649,351	—	—
Media	5,831,700	—	—
Multiline Retail	13,996,136	—	—
Oil, Gas & Consumable Fuels	15,378,125	—	—
Pharmaceuticals	32,847,281	—	—
Professional Services	12,295,350	—	—
Real Estate Management & Development	9,745,450	—	—
Road & Rail	16,478,050	—	—
Semiconductors & Semiconductor Equipment	52,970,130	—	—
Software	47,579,194	—	—
Specialty Retail	67,490,099	—	—
Technology Hardware, Storage & Peripherals	7,593,450	—	—
Textiles, Apparel & Luxury Goods	39,928,666	—	—
Trading Companies & Distributors	8,670,850	—	—
Wireless Telecommunication Services	14,675,700	—	—
Affiliated Money Market Mutual Fund	94,817,798	—	—

Total	$875,224,087	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (10.7% represents investments purchased with collateral from securities on loan)	12.0%
Specialty Retail	8.5
Semiconductors & Semiconductor Equipment	6.7
Software	6.0
Health Care Providers & Services	5.5
Textiles, Apparel & Luxury Goods	5.0
Pharmaceuticals	4.2
IT Services	3.7
Biotechnology	3.0
Electronic Equipment, Instruments & Components	2.9
Capital Markets	2.9
Food Products	2.9
Machinery	2.9
Internet Software & Services	2.8
Health Care Equipment & Supplies	2.3
Communications Equipment	2.3
Hotels, Restaurants & Leisure	2.2
Electrical Equipment	2.2
Road & Rail	2.1
Oil, Gas & Consumable Fuels	1.9
Wireless Telecommunication Services	1.9
Multiline Retail	1.8

Commercial Services & Supplies	1.7%
Health Care Technology	1.7
Professional Services	1.6
Industrial Conglomerates	1.5
Containers & Packaging	1.4
Airlines	1.4
Life Sciences Tools & Services	1.3
Real Estate Management & Development	1.2
Household Durables	1.2
Distributors	1.2
Leisure Products	1.2
Trading Companies & Distributors	1.1
Building Products	1.1
Consumer Finance	1.0
Diversified Financial Services	1.0
Banks	1.0
Technology Hardware, Storage & Peripherals	1.0
Food & Staples Retailing	1.0
Chemicals	0.7
Media	0.7
Internet & Catalog Retail	0.5
Diversified Consumer Services	0.4

110.6
Liabilities in excess of other assets	(10.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $82,213,741:
Unaffiliated investments (cost $558,905,743)	$780,406,289
Affiliated investments (cost $94,817,798)	94,817,798
Receivable for investments sold	2,200,991
Dividends receivable	327,969
Receivable for fund share sold	129,585
Tax reclaim receivable	3,037
Prepaid expenses	6,421

Total Assets	877,892,090

LIABILITIES:
Payable to broker for collateral for securities on loan	84,466,360
Payable for investments purchased	1,342,288
Payable for fund share repurchased	439,962
Advisory fees payable	288,416
Accrued expenses and other liabilities	67,329
Distribution fee payable	13,192
Affiliated transfer agent fee payable	361

Total Liabilities	86,617,908

NET ASSETS	$791,274,182

Net assets were comprised of:
Paid-in capital	$512,108,950
Retained earnings	279,165,232

Net assets, December 31, 2014	$791,274,182

Net asset value and redemption price per share, $791,274,182 / 22,649,827 outstanding shares of beneficial interest	$34.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $4,500 foreign withholding tax)	$3,171,025
Affiliated income from securities lending, net	235,248
Affiliated dividend income	23,643

3,429,916

EXPENSES
Advisory fees	7,166,743
Distribution fee	815,319
Custodian and accounting fees	127,000
Audit fee	26,000
Trustees’ fees	17,000
Insurance expenses	10,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense	150
Miscellaneous	10,675

Total expenses	8,199,887
Less: advisory fee waivers and/or expense reimbursement	(29,976)

Net expenses	8,169,911

NET INVESTMENT LOSS	(4,739,995)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	118,468,455

Net change in unrealized appreciation (depreciation) on:
Investments	(58,295,395)
Foreign currencies	(253)

(58,295,648)

NET GAIN ON INVESTMENTS	60,172,807

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,432,812

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(4,739,995)	$(3,900,913)
Net realized gain on investment transactions	118,468,455	57,512,756
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(58,295,648)	161,008,648

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	55,432,812	214,620,491

FUND SHARE TRANSACTIONS:
Fund share sold [1,804,161 and 5,547,543 shares, respectively]	58,973,352	154,018,194
Fund share repurchased [5,903,118 and 6,564,650 shares, respectively]	(189,032,036)	(180,634,133)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(130,058,684)	(26,615,939)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(74,625,872)	188,004,552
NET ASSETS:
Beginning of year	865,900,054	677,895,502

End of year	$791,274,182	$865,900,054

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 4.5%
AAR Corp.	94,700	$2,630,766
Alliant Techsystems, Inc.	23,700	2,755,125
Engility Holdings, Inc.*	37,500	1,605,000
Exelis, Inc.	148,000	2,594,440
General Dynamics Corp.	98,300	13,528,046
Huntington Ingalls Industries, Inc.	20,247	2,276,978
Northrop Grumman Corp.	40,300	5,939,817
Raytheon Co.	28,900	3,126,113
Spirit AeroSystems Holdings, Inc. (Class A Stock)*	236,400	10,174,656
Vectrus, Inc.*	4,744	129,986

		44,760,927

Auto Components — 2.5%
Autoliv, Inc. (Sweden)	34,900	3,703,588
Goodyear Tire & Rubber Co. (The)	192,100	5,488,297
Lear Corp.	93,100	9,131,248
TRW Automotive Holdings Corp.*	61,400	6,314,990

		24,638,123

Banks — 6.4%
Banco Latinoamericano de Comercio Exterior SA (Panama)	116,300	3,500,630
BankUnited, Inc.	238,800	6,918,036
BB&T Corp.	119,400	4,643,466
CIT Group, Inc.	51,200	2,448,896
Comerica, Inc.	160,900	7,536,556
Fifth Third Bancorp	288,900	5,886,337
Huntington Bancshares, Inc.	1,170,100	12,309,452
KeyCorp	530,500	7,373,950
M&T Bank Corp.	48,900	6,142,818
PNC Financial Services Group, Inc. (The)	22,600	2,061,798
Regions Financial Corp.	468,600	4,948,416

		63,770,355

Biotechnology — 0.7%
United Therapeutics Corp.*(a)	56,100	7,264,389

Building Products — 0.5%
Owens Corning	145,800	5,221,098

Capital Markets — 1.9%
Ameriprise Financial, Inc.	50,000	6,612,500
Ashford, Inc.*	2,279	214,226
State Street Corp.	154,900	12,159,650

		18,986,376

Chemicals — 4.0%
Ashland, Inc.	96,600	11,568,816
Cabot Corp.	77,800	3,412,308
Celanese Corp. (Class A Stock)	66,000	3,957,360
CF Industries Holdings, Inc.	18,900	5,151,006
Eastman Chemical Co.	70,500	5,348,130
Huntsman Corp.	301,600	6,870,448
Olin Corp.(a)	150,500	3,426,885

		39,734,953

Commercial Services & Supplies — 4.2%
ADT Corp. (The)(a)	388,800	14,086,224
Brink’s Co. (The)	146,500	3,576,065
Covanta Holding Corp.	411,200	9,050,512

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Pitney Bowes, Inc.	205,300	$5,003,161
RR Donnelley & Sons Co.(a)	229,278	3,853,017
Tyco International PLC	132,800	5,824,608

		41,393,587

Communications Equipment — 1.3%
Brocade Communications Systems, Inc.	610,300	7,225,952
Harris Corp.	74,700	5,364,954

		12,590,906

Construction & Engineering — 0.8%
KBR, Inc.	295,400	5,007,030
Tutor Perini Corp.*	113,100	2,722,317

		7,729,347

Consumer Finance — 0.9%
Discover Financial Services	44,600	2,920,854
Navient Corp.	95,000	2,052,950
Nelnet, Inc. (Class A Stock)	76,900	3,562,777

		8,536,581

Containers & Packaging — 1.1%
Avery Dennison Corp.	81,727	4,239,997
Owens-Illinois, Inc.*	70,600	1,905,494
Rock-Tenn Co. (Class A Stock)	76,600	4,671,068

		10,816,559

Electric Utilities — 4.8%
American Electric Power Co., Inc.	147,700	8,968,344
Edison International	292,200	19,133,256
Entergy Corp.	112,500	9,841,500
FirstEnergy Corp.	172,100	6,710,179
Portland General Electric Co.	74,000	2,799,420

		47,452,699

Electrical Equipment — 0.4%
Regal-Beloit Corp.	52,200	3,925,440

Electronic Equipment, Instruments & Components — 1.9%
Flextronics International Ltd.*	704,100	7,871,838
Ingram Micro, Inc. (Class A Stock)*	133,900	3,700,996
TE Connectivity Ltd. (Switzerland)	54,800	3,466,100
Tech Data Corp.*	59,100	3,736,893

		18,775,827

Energy Equipment & Services — 1.1%
Cameron International Corp.*	122,300	6,108,885
Helmerich & Payne, Inc.	49,400	3,330,548
Superior Energy Services, Inc.	83,200	1,676,480

		11,115,913

Food & Staples Retailing — 1.6%
CVS Health Corp.	106,800	10,285,908
Kroger Co. (The)	95,200	6,112,792

		16,398,700

Food Products — 2.2%
Archer-Daniels-Midland Co.	75,500	3,926,000
Bunge Ltd.	20,600	1,872,746
ConAgra Foods, Inc.	164,300	5,960,804
Fresh Del Monte Produce, Inc.	77,500	2,600,125
Sanderson Farms, Inc.(a)	35,000	2,940,875

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Tyson Foods, Inc. (Class A Stock)	118,300	$4,742,647

		22,043,197

Health Care Equipment & Supplies — 0.8%
Zimmer Holdings, Inc.	69,900	7,928,058

Health Care Providers & Services — 3.4%
Aetna, Inc.	71,300	6,333,579
Cardinal Health, Inc.	54,000	4,359,420
Chemed Corp.	16,900	1,785,823
CIGNA Corp.	65,000	6,689,150
Laboratory Corp. of America Holdings*	34,800	3,754,920
Omnicare, Inc.	85,000	6,199,050
Select Medical Holdings Corp.	349,000	5,025,600

		34,147,542

Hotels, Restaurants & Leisure — 1.6%
Brinker International, Inc.	75,400	4,425,226
Darden Restaurants, Inc.	164,200	9,627,046
International Game Technology	88,400	1,524,900

		15,577,172

Household Durables — 1.0%
Whirlpool Corp.	51,300	9,938,862

Independent Power & Renewable Electricity Producers — 1.4%
AES Corp.	1,045,900	14,402,043

Insurance — 7.8%
Aflac, Inc.	54,300	3,317,187
Allstate Corp. (The)	87,200	6,125,800
American Financial Group, Inc.	74,500	4,523,640
Aspen Insurance Holdings Ltd.	71,100	3,112,047
Endurance Specialty Holdings Ltd.	49,900	2,986,016
Everest Re Group Ltd.	31,700	5,398,510
Hartford Financial Services Group, Inc. (The)	166,900	6,958,061
HCC Insurance Holdings, Inc.	50,000	2,676,000
Lincoln National Corp.	119,200	6,874,264
Maiden Holdings Ltd.	189,700	2,426,263
Montpelier Re Holdings Ltd. (Bermuda)	84,700	3,033,954
PartnerRe Ltd.	58,900	6,722,257
Principal Financial Group, Inc.	82,900	4,305,826
StanCorp Financial Group, Inc.	52,100	3,639,706
Universal Insurance Holdings, Inc.	8,800	179,960
Unum Group.	186,100	6,491,168
Validus Holdings Ltd.	138,500	5,756,060
XL Group PLC (Ireland)	92,000	3,162,040

		77,688,759

IT Services — 4.2%
Amdocs Ltd.	295,700	13,795,883
Convergys Corp.	152,500	3,106,425
Teradata Corp.*(a)	200,929	8,776,579
Western Union Co. (The)	439,100	7,864,281
Xerox Corp.	577,900	8,009,694

		41,552,862

Machinery — 3.0%
AGCO Corp.(a)	131,600	5,948,320
Briggs & Stratton Corp.	70,400	1,437,568
Harsco Corp.	201,600	3,808,224
Meritor, Inc.*	225,000	3,408,750

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Oshkosh Corp.	51,700	$2,515,205
Trinity Industries, Inc.(a)	194,600	5,450,746
Valmont Industries, Inc.	56,800	7,213,600

		29,782,413

Media — 0.7%
Gannett Co., Inc.	93,900	2,998,227
Starz (Class A Stock)*	135,200	4,015,440

		7,013,667

Metals & Mining — 0.2%
Reliance Steel & Aluminum Co.	36,000	2,205,720

Multiline Retail — 2.7%
Dillard’s, Inc. (Class A Stock)	41,600	5,207,488
Kohl’s Corp.	265,802	16,224,554
Macy’s, Inc.	85,800	5,641,350

		27,073,392

Multi-Utilities — 3.2%
Ameren Corp.	158,700	7,320,831
CenterPoint Energy, Inc.	306,300	7,176,609
DTE Energy Co.	75,300	6,503,661
Public Service Enterprise Group, Inc.	260,000	10,766,600

		31,767,701

Oil, Gas & Consumable Fuels — 5.4%
Cabot Oil & Gas Corp.	229,700	6,801,417
Devon Energy Corp.	149,900	9,175,379
Energy Transfer Partners LP, MLP	68,859	4,475,835
Hess Corp.	59,600	4,399,672
Marathon Oil Corp.	91,500	2,588,535
Marathon Petroleum Corp.	71,300	6,435,538
Murphy Oil Corp.	109,100	5,511,732
Southwestern Energy Co.*	79,800	2,177,742
Tesoro Corp.	80,900	6,014,915
Valero Energy Corp.	121,200	5,999,400

		53,580,165

Paper & Forest Products — 0.2%
Domtar Corp.	57,200	2,300,584

Personal Products — 0.2%
USANA Health Sciences, Inc.*(a)	16,800	1,723,512

Real Estate Investment Trusts (REITs) — 8.9%
Ashford Hospitality Prime, Inc.	16,949	290,845
Ashford Hospitality Trust, Inc.	198,300	2,078,184
Brandywine Realty Trust	253,400	4,049,332
CBL & Associates Properties, Inc.	193,200	3,751,944
Corrections Corp. of America	317,704	11,545,363
DuPont Fabros Technology, Inc.(a)	189,600	6,302,304
Equity Commonwealth	209,000	5,365,030
Government Properties Income Trust	84,200	1,937,442
Hospitality Properties Trust	160,300	4,969,300
Inland Real Estate Corp.	251,700	2,756,115
Lexington Realty Trust(a)	336,400	3,693,672
MFA Financial, Inc.	357,400	2,855,626
Omega Healthcare Investors, Inc.(a)	180,131	7,037,718
Pennsylvania Real Estate Investment Trust	120,800	2,833,968
PennyMac Mortgage Investment Trust	124,800	2,632,032
Rouse Properties, Inc.(a)	145,500	2,694,660
Select Income REIT	80,300	1,960,123

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Starwood Property Trust, Inc.(a)	347,200	$8,068,928
Starwood Waypoint Residential Trust(a)	135,520	3,573,662
Summit Hotel Properties, Inc.	104,400	1,298,736
Sunstone Hotel Investors, Inc.	311,700	5,146,167
Two Harbors Investment Corp.	367,400	3,681,348

		88,522,499

Road & Rail — 1.0%
Hertz Global Holdings, Inc.*	405,400	10,110,676

Semiconductors & Semiconductor Equipment — 2.2%
Amkor Technology, Inc.*(a)	321,928	2,285,689
OmniVision Technologies, Inc.*	92,497	2,404,922
Skyworks Solutions, Inc.	229,800	16,708,758

		21,399,369

Software — 3.3%
CA, Inc.	130,200	3,964,590
Cadence Design Systems, Inc.*(a)	269,400	5,110,518
Check Point Software Technologies Ltd. (Israel)*(a)	110,900	8,713,413
Nuance Communications, Inc.*	658,600	9,398,222
Symantec Corp.	232,800	5,972,484

		33,159,227

Specialty Retail — 4.4%
Best Buy Co., Inc.	230,911	9,000,911
Express, Inc.*	380,400	5,588,076
Foot Locker, Inc.	83,000	4,662,940
GameStop Corp. (Class A Stock)(a)	103,100	3,484,780
Office Depot, Inc.*	1,516,900	13,007,418
Outerwall, Inc.*(a)	29,200	2,196,424
RadioShack Corp.*(a)	107,700	39,849
Select Comfort Corp.*	193,800	5,238,414

		43,218,812

Technology Hardware, Storage & Peripherals — 1.7%
Lexmark International, Inc. (Class A Stock)	62,700	2,587,629
Seagate Technology PLC	97,000	6,450,500
Western Digital Corp.	67,100	7,427,970

		16,466,099

Thrifts & Mortgage Finance — 0.4%
Home Loan Servicing Solutions Ltd.	92,400	1,803,648
Radian Group, Inc.(a)	140,600	2,350,832

		4,154,480

Trading Companies & Distributors — 0.4%
Aircastle Ltd.	165,598	3,538,829

Wireless Telecommunication Services — 0.4%
Telephone & Data Systems, Inc.	157,900	3,986,975

TOTAL LONG-TERM INVESTMENTS (cost $728,454,456)		986,394,395

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 10.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $106,513,620; includes $99,576,086 of cash collateral for securities on loan)(b)(w)	106,513,620	$106,513,620

TOTAL INVESTMENTS — 110.0% (cost $834,968,076)		1,092,908,015
Liabilities in excess of other assets — (10.0)%		(99,673,681)

NET ASSETS — 100.0%		$993,234,334

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $95,616,188; cash collateral of $99,576,086 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$44,760,927	$—	$—
Auto Components	24,638,123	—	—
Banks	63,770,355	—	—
Biotechnology	7,264,389	—	—
Building Products	5,221,098	—	—
Capital Markets	18,986,376	—	—
Chemicals	39,734,953	—	—
Commercial Services & Supplies	41,393,587	—	—
Communications Equipment	12,590,906	—	—
Construction & Engineering	7,729,347	—	—
Consumer Finance	8,536,581	—	—
Containers & Packaging	10,816,559	—	—
Electric Utilities	47,452,699	—	—
Electrical Equipment	3,925,440	—	—
Electronic Equipment, Instruments & Components	18,775,827	—	—
Energy Equipment & Services	11,115,913	—	—
Food & Staples Retailing	16,398,700	—	—
Food Products	22,043,197	—	—
Health Care Equipment & Supplies	7,928,058	—	—
Health Care Providers & Services	34,147,542	—	—
Hotels, Restaurants & Leisure	15,577,172	—	—
Household Durables	9,938,862	—	—
Independent Power & Renewable Electricity Producers	14,402,043	—	—
Insurance	77,688,759	—	—
IT Services	41,552,862	—	—
Machinery	29,782,413	—	—
Media	7,013,667	—	—
Metals & Mining	2,205,720	—	—
Multiline Retail	27,073,392	—	—
Multi-Utilities	31,767,701	—	—
Oil, Gas & Consumable Fuels	53,580,165	—	—
Paper & Forest Products	2,300,584	—	—
Personal Products	1,723,512	—	—
Real Estate Investment Trusts (REITs)	88,522,499	—	—
Road & Rail	10,110,676	—	—
Semiconductors & Semiconductor Equipment	21,399,369	—	—
Software	33,159,227	—	—
Specialty Retail	43,218,812	—	—
Technology Hardware, Storage & Peripherals	16,466,099	—	—
Thrifts & Mortgage Finance	4,154,480	—	—
Trading Companies & Distributors	3,538,829	—	—
Wireless Telecommunication Services	3,986,975	—	—
Affiliated Money Market Mutual Fund	106,513,620	—	—

Total	$1,092,908,015	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):
Affiliated Money Market Mutual Fund (10.0% represents investments purchased with collateral from securities on loan)	10.7%
Real Estate Investment Trusts (REITs)	8.9
Insurance	7.8
Banks	6.4
Oil, Gas & Consumable Fuels	5.4
Electric Utilities	4.8
Aerospace & Defense	4.5
Specialty Retail	4.4
IT Services	4.2
Commercial Services & Supplies	4.2
Chemicals	4.0
Health Care Providers & Services	3.4
Software	3.3
Multi-Utilities	3.2
Machinery	3.0
Multiline Retail	2.7
Auto Components	2.5
Food Products	2.2
Semiconductors & Semiconductor Equipment	2.2
Capital Markets	1.9
Electronic Equipment, Instruments & Components	1.9

Technology Hardware, Storage & Peripherals	1.7%
Food & Staples Retailing	1.6
Hotels, Restaurants & Leisure	1.6
Independent Power & Renewable Electricity Producers	1.4
Communications Equipment	1.3
Energy Equipment & Services	1.1
Containers & Packaging	1.1
Road & Rail	1.0
Household Durables	1.0
Consumer Finance	0.9
Health Care Equipment & Supplies	0.8
Construction & Engineering	0.8
Biotechnology	0.7
Media	0.7
Building Products	0.5
Thrifts & Mortgage Finance	0.4
Wireless Telecommunication Services	0.4
Electrical Equipment	0.4
Trading Companies & Distributors	0.4
Paper & Forest Products	0.2
Metals & Mining	0.2
Personal Products	0.2

110.0
Liabilities in excess of other assets	(10.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $95,616,188:
Unaffiliated investments (cost $728,454,456)	$986,394,395
Affiliated investments (cost $106,513,620)	106,513,620
Dividends receivable	2,073,946
Receivable for investments sold	1,575,825
Receivable for fund share sold	289,915
Tax reclaim receivable	1,677
Prepaid expenses	16,030

Total Assets	1,096,865,408

LIABILITIES:
Payable to broker for collateral for securities on loan	99,576,086
Payable for fund share repurchased	2,000,801
Payable for investments purchased	1,363,733
Advisory fees payable	356,384
Loan payable	241,000
Accrued expenses and other liabilities	76,106
Distribution fee payable	16,603
Affiliated transfer agent fee payable	361

Total Liabilities	103,631,074

NET ASSETS	$993,234,334

Net assets were comprised of:
Paid-in capital	$578,694,749
Retained earnings	414,539,585

Net assets, December 31, 2014	$993,234,334

Net asset value and redemption price per share, $993,234,334 / 36,118,150 outstanding shares of beneficial interest	$27.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income	$19,491,490
Affiliated income from securities lending, net	367,862
Affiliated dividend income	17,690

19,877,042

EXPENSES
Advisory fees	8,526,412
Distribution fee	973,420
Custodian and accounting fees	147,000
Audit fee	26,000
Trustees’ fees	17,000
Legal fees and expenses	11,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense	1,520
Miscellaneous	13,520

Total expenses	9,742,872
Less: advisory fee waivers and/or expense reimbursement	(22,223)

Net expenses	9,720,649

NET INVESTMENT INCOME	10,156,393

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	72,496,851

Net change in unrealized appreciation (depreciation) on:
Investments	45,656,780
Foreign currencies	(140)

45,656,640

NET GAIN ON INVESTMENTS	118,153,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,309,884

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,156,393	$10,313,208
Net realized gain on investment transactions	72,496,851	52,214,416
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	45,656,640	169,735,159

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	128,309,884	232,262,783

FUND SHARE TRANSACTIONS:
Fund share sold [2,066,573 and 15,296,950 shares, respectively]	52,431,831	327,928,480
Fund share repurchased [5,233,231 and 5,197,534 shares, respectively]	(133,094,170)	(109,404,165)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(80,662,339)	218,524,315

TOTAL INCREASE IN NET ASSETS	47,647,545	450,787,098
NET ASSETS:
Beginning of year	945,586,789	494,799,691

End of year	$993,234,334	$945,586,789

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS — 93.4%	Shares	Value (Note 2)
Argentina — 0.8%
Arcos Dorados Holdings, Inc. (Class A Stock)	57,700	$312,157
Banco Macro SA, ADR(a)	6,090	266,316
BBVA Banco Frances SA, ADR(a)	8,100	111,699
Cresud SACIF y A, ADR*(a)	12,239	123,491
Grupo Financiero Galicia SA, ADR(a)	16,330	259,484
IRSA Inversiones y Representaciones SA, ADR	3,380	51,951
MercadoLibre, Inc	9,300	1,187,331
Pampa Energia SA, ADR*	44,400	444,888
Petrobras Argentina SA (Class B Stock)	96,144	63,040
Petrobras Argentina SA, ADR	138,188	682,649
Telecom Argentina SA, ADR(a)	34,030	658,481
Transportadora de Gas del Sur SA (Class B Stock), ADR	68,030	238,105

		4,399,592

Bahrain — 0.7%
Ahli United Bank BSC	2,647,450	2,133,509
Al-Salam Bank	2,238,930	737,557
Gulf Finance House EC*	6,005,300	478,094
Ithmaar Bank BSC*	4,705,000	744,911

		4,094,071

Belgium
Viohalco SA*	37,903	88,014

Botswana — 0.8%
Barclays Bank of Botswana Ltd.(g)	272,230	98,709
Botswana Insurance Holdings Ltd.(g)	425,050	514,183
First National Bank of Botswana Ltd.(g)	2,827,716	1,075,838
Letshego Holdings Ltd.(g)	5,357,728	1,497,838
Sechaba Breweries Ltd.(g)	464,634	1,372,696
Standard Chartered Bank Botswana Ltd.(g)	245,110	323,816

		4,883,080

Brazil — 3.2%
ALL - America Latina Logistica SA	109,600	208,628
AMBEV SA, ADR	291,000	1,810,020
Banco do Brasil SA	98,775	883,260
BM&FBovespa SA	130,799	484,678
BR Malls Participacoes SA	33,100	204,587
BR Properties SA	20,100	77,505
BRF SA	57,360	1,368,941
CCR SA	142,500	826,095
CETIP SA - Mercados Organizados	35,500	430,028
Cia de Saneamento Basico do Estado de Sao Paulo	7,200	46,073
Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	46,200	290,598
Cia de Saneamento de Minas Gerais-COPASA	19,000	179,979
Cia Energetica de Minas Gerais, ADR	99,096	492,507
Cia Hering	25,600	195,019
Cia Paranaense de Energia, ADR	15,400	202,818
Cia Siderurgica Nacional SA	52,700	110,626
Cielo SA	160,532	2,516,503
Cosan Logistica SA*	13,900	14,955
Cosan SA Industria e Comercio	13,900	150,860
CPFL Energia SA	8,200	57,038

COMMON STOCKS (continued)	Shares	Value (Note2)
Brazil (continued)
CPFL Energia SA, ADR(a)	13,800	$187,266
Cyrela Brazil Realty SA Empreendimentos e Participacoes	22,600	94,032
EcoRodovias Infraestrutura e Logistica SA	22,700	91,032
EDP - Energias do Brasil SA	41,100	138,690
Embraer SA, ADR	25,400	936,244
Even Construtora e Incorporadora SA	64,600	132,204
Hypermarcas SA*	29,500	184,777
Iochpe-Maxion SA	19,300	88,579
JBS SA	102,267	430,889
Kroton Educacional SA	141,100	822,756
Light SA	26,100	167,114
Localiza Rent A Car SA	27,615	370,977
Lojas Renner SA	17,200	494,802
Marfrig Global Foods SA*	85,440	196,066
MRV Engenharia e Participacoes SA	39,900	112,576
Multiplan Empreendimentos Imobiliarios SA	13,200	235,576
Natura Cosmeticos SA	15,100	180,925
Oleo e Gas Participacoes SA*	243,700	8,251
PDG Realty SA Empreendimentos e Participacoes*	162,300	52,508
Qualicorp SA*	31,200	326,296
Souza Cruz SA	38,900	282,728
Tim Participacoes SA	195,333	865,632
Totvs SA	24,500	322,587
Tractebel Energia SA	27,600	351,256
Ultrapar Participacoes SA	29,900	578,721
WEG SA	66,430	764,712

		18,967,914

Bulgaria — 0.3%
CB First Investment Bank AD*(g)	155,563	270,746
Central Cooperative Bank AD*(g)	87,402	59,706
Chimimport AD*(g)	265,946	285,485
Corporate Commercial Bank AD*(g)	3,940	4,898
Industrial Holding Bulgaria PLC*(g)	72,512	51,833
MonBat AD(g)	48,227	256,303
Olovno Tzinkov Komplex AD*(g)	9,086	—
Petrol AD*(g)	90,727	134,669
Sopharma AD Sofia(g)	197,237	475,683

		1,539,323

Chile — 3.1%
AES Gener SA	528,062	280,650
Aguas Andinas SA (Class A Stock)	561,800	325,203
Almendral SA	2,494,900	197,323
Antarchile SA	50,600	607,800
Banco de Chile	11,386,867	1,319,368
Banco de Credito e Inversiones	12,798	631,434
Banco Santander Chile	19,296,850	964,366
Banmedica SA	110,559	196,744
Besalco SA	115,400	66,551
CAP SA	20,750	91,705
Cencosud SA	278,322	694,406
Cia Cervecerias Unidas SA, ADR	22,650	420,157
Colbun SA	1,591,750	423,759
Corpbanca SA	66,000,900	792,576
E.CL SA	98,700	143,927
Embotelladora Andina SA (Class B Stock), ADR	9,150	155,550

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chile (continued)
Empresa Nacional de Electricidad SA	769,400	$1,168,235
Empresas CMPC SA	375,220	938,885
Empresas COPEC SA	143,050	1,614,327
Enersis SA	3,954,600	1,295,133
ENTEL Chile SA	23,550	236,571
Forus SA	18,500	75,609
Latam Airlines Group SA, ADR*(a)	67,183	804,852
Masisa SA	2,748,650	83,786
Parque Arauco SA	180,832	346,289
Quinenco SA	97,600	209,062
Ripley Corp. SA	341,500	165,433
SACI Falabella	234,150	1,570,800
Salfacorp SA	212,800	161,092
Sigdo Koppers SA	133,519	206,802
Sociedad Quimica y Minera de Chile SA ADR	32,600	778,488
Sonda SA	311,725	741,535
Vina Concha y Toro SA	139,650	273,064

		17,981,482

China — 9.6%
AAC Technologies Holdings, Inc.	86,500	460,029
Agricultural Bank of China Ltd. (Class H Stock)	1,444,000	726,283
Air China Ltd. (Class H Stock)	390,000	314,671
Aluminum Corp. of China Ltd. (Class H Stock)*	1,066,000	493,001
Anhui Conch Cement Co. Ltd. (Class H Stock)	132,000	488,712
AviChina Industry & Technology Co. Ltd. (Class H Stock)	692,000	424,269
Baidu, Inc., ADR*	14,400	3,282,768
Bank of China Ltd. (Class H Stock)	1,277,000	716,741
Bank of Communications Co. Ltd. (Class H Stock)	649,800	604,164
BBMG Corp. (Class H Stock)	342,000	284,321
Beijing Capital International Airport Co. Ltd. (Class H Stock)	506,000	403,360
Beijing Enterprises Holdings Ltd.	29,000	226,801
Brilliance China Automotive Holdings Ltd.	350,000	560,390
BYD Co. Ltd. (Class H Stock)	59,000	227,535
China Agri-Industries Holdings Ltd.	804,000	330,085
China CITIC Bank Corp. Ltd. (Class H Stock)	394,000	314,113
China Coal Energy Co. Ltd. (Class H Stock)	437,000	273,176
China Communications Construction Co. Ltd. (Class H Stock)	460,000	550,901
China Communications Services Corp. Ltd. (Class H Stock)	396,000	185,168
China Construction Bank Corp. (Class H Stock)	1,474,670	1,204,485
China Everbright Ltd.	172,000	407,017
China Life Insurance Co. Ltd. (Class H Stock)	139,000	544,622
China Longyuan Power Group Corp. Ltd. (Class H Stock)	395,000	407,324
China Mengniu Dairy Co. Ltd.	158,000	650,585
China Merchants Bank Co. Ltd. (Class H Stock)	270,269	674,633

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Merchants Holdings International Co. Ltd.	148,000	$497,117
China Minsheng Banking Corp Ltd. (Class H Stock)	418,800	547,506
China Mobile Ltd.	486,000	5,692,395
China National Building Material Co. Ltd. (Class H Stock)	516,000	497,778
China Oilfield Services Ltd. (Class H Stock)	138,000	238,279
China Overseas Land & Investment Ltd.	254,720	753,521
China Pacific Insurance Group Co. Ltd. (Class H Stock)	107,400	540,331
China Petroleum & Chemical Corp. (Class H Stock)	2,029,000	1,643,164
China Railway Group Ltd. (Class H Stock)	363,000	296,887
China Resources Enterprise Ltd.	178,000	371,856
China Resources Land Ltd.	128,000	336,386
China Resources Power Holdings Co. Ltd.	187,400	478,006
China Shanshui Cement Group Ltd.	551,000	264,027
China Shenhua Energy Co. Ltd. (Class H Stock)	307,500	907,405
China Shipping Container Lines Co. Ltd. (Class H Stock)*	1,105,000	347,145
China Shipping Development Co. Ltd. (Class H Stock)*	590,000	402,227
China Taiping Insurance Holdings Co. Ltd.*	119,600	339,881
China Telecom Corp. Ltd. (Class H Stock)	1,682,000	975,539
China Unicom Hong Kong Ltd.	564,052	755,908
China Vanke Co. Ltd. (Class H Stock)*	136,500	302,804
China Yurun Food Group Ltd.*	741,000	299,740
Chongqing Changan Automobile Co. Ltd. (Class B Stock)	203,704	461,277
CITIC Ltd.	343,000	584,741
CNOOC Ltd. (Class H Stock)	1,419,000	1,918,728
COSCO Pacific Ltd.	252,000	356,900
Country Garden Holdings Co. Ltd.	546,831	218,196
Ctrip.com International Ltd., ADR*	15,000	682,500
Datang International Power Generation Co. Ltd. (Class H Stock)	892,000	481,631
Dongfeng Motor Group Co. Ltd. (Class H Stock)	322,000	450,421
Golden Eagle Retail Group Ltd.	242,000	271,344
Guangdong Investment Ltd.	306,000	398,548
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	187,909	169,902
Huaneng Power International, Inc. (Class H Stock)	402,000	543,200
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,494,000	1,090,907
Inner Mongolia Yitai Coal Co. Ltd. (Class B Stock)	201,784	288,955
Jiangsu Expressway Co. Ltd. (Class H Stock)	160,000	190,498
Jiangxi Copper Co. Ltd. (Class H Stock)	129,000	220,181
Kunlun Energy Co. Ltd.	374,000	352,960
Lenovo Group Ltd.	486,000	634,528
Li Ning Co. Ltd.*	247,750	120,536
Mindray Medical International Ltd., ADR	16,000	422,400
NetEase, Inc., ADR	7,500	743,550
New Oriental Education & Technology Group, Inc., ADR*	16,800	342,888

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
NVC Lighting Holdings Ltd.(g)	1,254,000	$144,155
PetroChina Co. Ltd. (Class H Stock)	1,796,000	1,993,716
PICC Property & Casualty Co. Ltd. (Class H Stock)	316,000	609,793
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	44,000	445,524
Real Gold Mining Ltd.*	209,000	—
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	120,000	96,871
Shanghai Electric Group Co. Ltd. (Class H Stock)	1,012,000	537,356
Shanghai Industrial Holdings Ltd.	85,000	253,848
Sihuan Pharmaceutical Holdings Group Ltd.	758,000	504,190
SINA Corp.*	6,900	258,129
Sino-Ocean Land Holdings Ltd.	445,500	251,187
Sinopharm Group Co. Ltd. (Class H Stock)	245,200	862,822
Sohu.com, Inc.*	5,500	292,490
Tencent Holdings Ltd.	239,500	3,465,309
Tingyi Cayman Islands Holding Corp.	192,000	436,327
Tsingtao Brewery Co. Ltd. (Class H Stock)	30,000	202,351
Want Want China Holdings Ltd.	753,400	990,203
Weichai Power Co. Ltd. (Class H Stock)	52,000	217,975
WuXi PharmaTech Cayman, Inc., ADR*	5,000	168,350
Yangzijiang Shipbuilding Holdings Ltd.	330,000	299,051
Yantai Changyu Pioneer Wine Co. Ltd. (Class B Stock)	108,690	358,745
Zhejiang Expressway Co. Ltd. (Class H Stock)	430,000	497,967
Zhongsheng Group Holdings Ltd.	270,000	242,946
Zijin Mining Group Co. Ltd. (Class H Stock)	1,492,000	421,886
ZTE Corp. (Class H Stock)	110,608	239,321

		55,978,359

Colombia — 1.2%
Almacenes Exito SA	58,958	724,416
Banco de Bogota SA	14,911	414,735
BanColombia SA, ADR	20,700	991,116
Cementos Argos SA	55,300	237,349
Corporacion Financiera Colombiana SA	15,814	265,907
Ecopetrol SA	578,800	506,587
Empresa de Energia de Bogota SA	635,800	454,812
Grupo Argos SA	47,100	406,291
Grupo Aval Acciones y Valores	660,800	362,863
Grupo de Inversiones Suramericana SA	29,900	503,261
Grupo Nutresa SA	75,282	905,982
Grupo Odinsa SA(g)	96,127	319,547
Interconexion Electrica SA ESP	135,800	493,143
Isagen SA ESP	384,100	479,216

		7,065,225

Croatia — 0.5%
Atlantska Plovidba dd*(g)	2,227	109,792
Ericsson Nikola Tesla(g)	2,615	538,310
Hrvatski Telekom dd(g)	60,545	1,436,330
Koncar-Elektroindustrija dd(g)	1,210	131,849
Petrokemija dd*(g)	14,297	62,130
Podravka prehrambena industija dd*(g)	12,296	567,399
Zagrebacka Banka dd(g)	55,500	296,123

		3,141,933

COMMON STOCKS (continued)	Shares	Value (Note 2)
Czech Republic — 1.2%
CEZ A/S	114,550	$2,941,403
Komercni Banka A/S	11,500	2,366,714
Pegas Nonwovens SA(g)	31,207	872,448
Philip Morris CR A/S	800	378,116
Unipetrol A/S*(g)	122,000	692,232

		7,250,913

Egypt — 0.2%
Global Telecom Holding SAE, GDR*	343,100	978,041

Estonia — 0.7%
Merko Ehitus A/S(g)	32,608	281,726
Nordecon A/S(g)	60,000	76,959
Olympic Entertainment Group A/S(g)	350,536	721,228
Tallink Group A/S(g)	2,334,200	1,906,542
Tallinna Kaubamaja A/S(g)	88,428	544,592
Tallinna Vesi A/S (Class A Stock)(g)	21,500	340,811

		3,871,858

Ghana — 0.5%
CAL Bank Ltd.(g)	1,140,075	358,157
Ghana Commercial Bank Ltd.(g)	1,190,800	1,968,967
Standard Chartered Bank Ghana Ltd.(g)	78,000	493,717

		2,820,841

Greece — 1.3%
Aegean Marine Petroleum Network, Inc.	14,800	207,496
Alpha Bank A.E.*	714,300	401,254
Costamare, Inc.	9,200	162,012
Diana Shipping, Inc.*(a)	21,300	142,923
DryShips, Inc.*(a)	121,600	128,896
Ellaktor SA*	85,344	218,813
FF Group*	8,616	275,285
Frigoglass SAIC*	12,982	26,279
GEK Terna Holding Real Estate Construction SA*	47,389	108,379
Hellenic Exchanges - Athens Stock Exchange SA Holding*	28,659	160,448
Hellenic Petroleum SA*	27,540	126,711
Hellenic Telecommunications Organization SA*	106,100	1,160,176
Intralot SA-Integrated Lottery Systems & Services*	40,700	53,434
Jumbo SA	35,963	365,688
Marfin Investment Group Holdings SA*	145,802	33,178
Metka SA	12,200	124,044
Motor Oil Hellas Corinth Refineries SA	22,778	179,243
Mytilineos Holdings SA*	45,865	256,519
National Bank of Greece SA*	115,800	203,257
Navios Maritime Holdings, Inc.	20,800	85,488
OPAP SA	72,300	774,790
Piraeus Bank SA*	287,900	313,275
Public Power Corp. SA*	153,095	999,685
StealthGas, Inc.*	10,300	64,993
Titan Cement Co. SA	32,861	762,267

		7,334,533

Hong Kong — 0.3%
Chaoda Modern Agriculture Holdings Ltd.*	821,520	23,003
China High Speed Transmission Equipment Group Co. Ltd.*	619,000	383,199

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Kingboard Chemical Holdings Ltd.	165,000	$277,055
Nine Dragons Paper Holdings Ltd.	289,000	251,659
Ports Design Ltd.*(g)	432,500	131,624
Shimao Property Holdings Ltd.	89,000	197,099
Sino Biopharmaceutical Ltd.	532,000	479,388

		1,743,027

Hungary — 1.2%
Magyar Telekom Telecommunications PLC*	747,590	965,966
MOL Hungarian Oil & Gas PLC	39,280	1,723,933
OTP Bank PLC	167,450	2,415,384
Richter Gedeon Nyrt	147,000	1,979,645

		7,084,928

India — 6.3%
ACC Ltd.	6,400	141,331
Adani Enterprises Ltd.*	25,200	192,901
Adani Power Ltd.*	366,900	256,234
Ambuja Cements Ltd.	111,900	404,578
Apollo Hospitals Enterprise Ltd.	17,200	307,827
Asian Paints Ltd.	40,000	474,134
Axis Bank Ltd.	39,700	314,222
Bajaj Auto Ltd.	11,100	426,816
Bharat Heavy Electricals Ltd.	56,100	234,345
Bharti Airtel Ltd.*	227,780	1,266,553
Bosch Ltd.	2,600	802,952
Cairn India Ltd.	63,680	242,656
Cipla Ltd.	37,410	370,067
Coal India Ltd.	104,550	633,358
Colgate-Palmolive India Ltd.	8,400	237,238
Crompton Greaves Ltd.	59,700	176,216
DLF Ltd.	54,830	117,747
Dr. Reddy’s Laboratories Ltd.	11,300	577,670
Essar Oil Ltd.*	157,350	266,353
GAIL India Ltd.*	71,300	500,403
Glenmark Pharmaceuticals Ltd.	20,690	251,892
Godrej Consumer Products Ltd.	11,200	172,607
HCL Technologies Ltd.	26,200	661,693
HDFC Bank Ltd.	42,400	636,793
Hero MotoCorp Ltd.	10,700	525,034
Hindalco Industries Ltd.	199,300	494,228
Hindustan Unilever Ltd.	65,500	787,152
Housing Development Finance Corp. Ltd.	58,800	1,054,423
ICICI Bank Ltd., ADR	52,400	605,220
Idea Cellular Ltd.	185,260	448,923
IDFC Ltd.	170,670	422,473
IFCI Ltd.	352,400	210,216
Indian Oil Corp. Ltd.*	19,439	101,828
Infosys Ltd., ADR(a)	60,060	1,889,488
ITC Ltd.	221,540	1,290,552
Jaiprakash Associates Ltd.*	202,105	79,995
Jindal Steel & Power Ltd.*	79,160	189,781
JSW Energy Ltd.	299,700	487,119
Kotak Mahindra Bank Ltd.	9,858	196,317
Larsen & Toubro Ltd., GDR, RegS	26,293	622,750
LIC Housing Finance Ltd.	35,100	241,538
Lupin Ltd.	20,599	465,403
Mahindra & Mahindra Ltd., GDR	39,160	769,494
Maruti Suzuki India Ltd.	9,690	510,171
Mundra Port & Special Economic Zone Ltd.*	131,800	663,415

COMMON STOCKS (continued)	Shares	Value (Note 2)
India (continued)
Nestle India Ltd.	4,700	$475,406
NHPC Ltd.	846,600	252,532
NTPC Ltd.	366,500	833,335
Oil & Natural Gas Corp. Ltd.	207,820	1,118,380
Oil India Ltd.	28,200	256,331
Oracle Financial Services Software Ltd.	7,600	403,528
Power Grid Corp. of India Ltd.*	348,290	759,239
Ranbaxy Laboratories Ltd., GDR, RegS*(g)	33,030	328,054
Reliance Capital Ltd.*	12,449	96,869
Reliance Communications Ltd.*	157,500	198,606
Reliance Industries Ltd., GDR, 144A	72,700	2,050,140
Reliance Infrastructure Ltd.	49,750	401,275
Reliance Power Ltd.*	148,647	144,712
Rural Electrification Corp. Ltd.	45,700	241,199
Sesa Sterlite Ltd.	166,972	563,967
Siemens Ltd.	18,100	259,179
State Bank of India, GDR, RegS	5,676	280,111
Steel Authority of India Ltd.*	221,400	288,133
Sun Pharmaceutical Industries Ltd.	81,300	1,062,449
Suzlon Energy Ltd.*	890,100	204,668
Tata Communications Ltd.	48,000	334,103
Tata Consultancy Services Ltd.	29,760	1,206,123
Tata Motors Ltd., ADR	18,790	794,441
Tata Power Co. Ltd.	310,422	402,512
Tata Steel Ltd.	44,690	281,488
Tech Mahindra Ltd.	5,452	223,517
Titan Co. Ltd.	45,100	271,604
UltraTech Cement Ltd.	12,300	519,478
Wipro Ltd.	60,416	524,887
Yes Bank Ltd.	8,900	108,149
Zee Entertainment Enterprises Ltd.	75,800	455,323

		37,061,844

Indonesia — 3.0%
Adaro Energy Tbk PT	6,554,100	546,839
AKR Corporindo Tbk PT	1,184,900	393,766
Astra Agro Lestari Tbk PT	44,000	85,975
Astra International Tbk PT	2,103,600	1,254,554
Bank Central Asia Tbk PT	1,559,500	1,654,221
Bank Danamon Indonesia Tbk PT	558,500	203,241
Bank Mandiri Persero Tbk PT	959,000	833,983
Bank Negara Indonesia Persero Tbk PT	1,173,000	574,764
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	1,379,700	81,355
Bank Rakyat Indonesia Persero Tbk PT	1,087,500	1,022,229
Bank Tabungan Negara Persero Tbk PT	1,200,100	116,241
Berlian Laju Tanker Tbk PT*	6,511,500	—
Borneo Lumbung Energi & Metal Tbk PT*	5,543,500	22,335
Bumi Resources Tbk PT*	7,746,000	49,933
Bumi Serpong Damai Tbk PT	1,852,000	268,802
Charoen Pokphand Indonesia Tbk PT	1,426,500	434,206
Energi Mega Persada Tbk PT*	23,809,500	191,268
Gudang Garam Tbk PT	119,500	585,421
Indo Tambangraya Megah Tbk PT	145,000	178,843
Indocement Tunggal Prakarsa Tbk PT	331,500	668,884
Indofood Sukses Makmur Tbk PT	771,000	420,338
Indosat Tbk PT*	466,000	152,386
Jasa Marga Persero Tbk PT	731,000	414,824
Kalbe Farma Tbk PT	4,300,500	634,015
Lippo Karawaci Tbk PT	4,767,000	391,388

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Indonesia (continued)
Perusahaan Gas Negara Persero Tbk PT	2,693,500	$1,303,447
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,026,200	156,170
Semen Indonesia Persero Tbk PT	701,000	915,161
Tambang Batubara Bukit Asam Persero Tbk PT	232,500	232,878
Telekomunikasi Indonesia Persero Tbk PT	7,205,300	1,655,985
Unilever Indonesia Tbk PT	196,500	509,674
United Tractors Tbk PT	757,500	1,057,928
Vale Indonesia Tbk PT	1,106,500	321,609
Xl Axiata Tbk PT	775,800	304,217

		17,636,880

Jordan — 0.8%
Al Eqbal Co. for Investment PLC(g)	19,949	328,795
Arab Bank PLC	191,856	1,917,483
Arab Potash (The)(g)	23,463	646,592
Cairo Amman Bank	40,698	165,068
Capital Bank of Jordan(g)	200,070	424,972
Jordan Dubai Islamic Bank*(g)	249,882	335,483
Jordan Telecommunications Co. PSC	66,633	329,995
Jordanian Electric Power Co.*	95,667	402,894

		4,551,282

Kazakhstan — 0.6%
Halyk Savings Bank of Kazakhstan JSC, GDR, RegS	155,391	1,320,823
Kazkommertsbank JSC, GDR, RegS*(g)	231,100	878,180
KazMunaiGas Exploration Production JSC, GDR, RegS	73,530	1,066,185
KCell JSC, GDR, RegS	27,697	249,273

		3,514,461

Kenya — 0.7%
ARM Cement Ltd.	451,200	428,528
Bamburi Cement Co. Ltd.	39,100	60,021
Barclays Bank of Kenya Ltd.	1,106,400	204,561
Co-operative Bank of Kenya Ltd. (The)	866,238	191,328
East African Breweries Ltd.	247,400	841,515
Equity Bank Ltd.	906,100	500,464
Kenya Airways Ltd.*	628,600	60,396
Kenya Commercial Bank Ltd.	803,940	506,069
Kenya Electricity Generating Co. Ltd.(g)	1,664,200	189,302
Kenya Power & Lighting Co. Ltd.	1,162,905	185,577
Safaricom Ltd.	5,771,800	895,569
Standard Chartered Bank Kenya Ltd.	62,098	229,739

		4,293,069

Kuwait — 1.4%
Agility Public Warehousing Co. KSC	181,913	453,687
Al Ahli Bank of Kuwait KSCP	175,382	244,121
ALAFCO Aviation Lease & Finance Co. KSCP	230,000	194,038
Al-Qurain Petrochemicals Co. KSC	600,000	413,864
Boubyan Petrochemicals Co. KSCP	175,875	389,089
Burgan Bank SAK	90,524	148,375
Commercial Bank of Kuwait KSCP	233,100	501,461
Gulf Bank KSCP*	206,313	203,056
Gulf Cable & Electrical Industries Co. KSC	67,500	158,072
Kuwait Cement Co. KSC(g)	169,050	230,903
Kuwait Finance House KSCP	293,824	717,703

COMMON STOCKS (continued)	Shares	Value (Note 2)
Kuwait (continued)
Kuwait Food Co. Americana SAK	87,500	$832,011
Kuwait International Bank KSCP	170,317	142,905
Kuwait Portland Cement Co. KSC	66,000	295,299
Kuwait Projects Co.Holding KSCP	158,204	376,561
Mabanee Co. SAKC	87,589	287,128
Mobile Telecommunications Co. KSC	666,500	1,196,161
National Bank of Kuwait SAKP	334,233	1,033,677
National Industries Group Holding KPSC*	464,625	299,191
Sultan Center Food Products Co. KSC*	430,000	134,188

		8,251,490

Latvia — 0.1%
Grindeks A/S*(g)	52,160	407,101
Latvian Shipping Co. JSC*(g)	332,621	144,896
Ventspils Nafta*(g)	78,610	107,488

		659,485

Lebanon — 0.3%
Bank Audi Sal	72,521	435,126
Byblos Bank SAL	118,400	189,440
Solidere, GDR, RegS*(g)	106,565	1,230,826

		1,855,392

Lithuania — 0.2%
Apranga PVA(g)	78,286	248,193
Klaipedos Nafta AB(g)	513,391	193,203
Pieno Zvaigzdes(g)	111,220	205,057
Rokiskio Suris(g)	145,010	242,148
Siauliu Bankas AB*(g)	520,184	167,434

		1,056,035

Luxembourg — 0.1%
Adecoagro SA*	43,900	351,639

Malaysia — 2.9%
AirAsia Bhd	263,500	204,982
Alliance Financial Group Bhd	116,300	156,331
AMMB Holdings Bhd	160,300	301,042
Axiata Group Bhd	362,225	729,056
Batu Kawan Bhd(g)	113,700	563,389
Berjaya Corp. Bhd	807,700	94,164
Berjaya Sports Toto Bhd	142,371	142,678
Boustead Holdings Bhd	131,760	181,249
British American Tobacco Malaysia Bhd	13,000	240,771
Bumi Armada Bhd	198,150	61,726
CIMB Group Holdings Bhd	244,700	388,367
Dialog Group Bhd	695,720	297,877
DiGi.Com Bhd	344,600	607,042
Felda Global Ventures Holdings Bhd	303,600	188,708
Gamuda Bhd	257,200	369,200
Genting Bhd	247,500	626,975
Genting Malaysia Bhd	345,400	401,086
Hong Leong Bank Bhd	54,000	215,907
Hong Leong Financial Group Bhd	43,900	206,294
IHH Healthcare Bhd	252,600	347,869
IJM Corp. Bhd	156,640	294,330
IOI Corp. Bhd	246,946	338,910
IOI Properties Group Bhd	123,472	85,150
Kian Joo Can Factory Bhd(g)	294,600	246,869
Kuala Lumpur Kepong Bhd	72,800	474,715
Kulim Malaysia Bhd	328,900	280,617

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Malaysia (continued)
Lafarge Malaysia Bhd	80,600	$224,984
Magnum Bhd	177,450	138,150
Malayan Banking Bhd	274,850	719,783
Malaysia Airports Holdings Bhd	84,400	164,141
Malaysia Marine & Heavy Engineering Holdings Bhd	205,700	104,762
Malaysian Resources Corp. Bhd	273,300	94,639
Maxis Bhd	178,700	348,973
MMC Corp. Bhd	347,200	236,893
Parkson Holdings Bhd*	189,316	135,617
Petronas Chemicals Group Bhd	430,200	669,065
Petronas Dagangan Bhd	74,600	365,610
Petronas Gas Bhd	59,200	375,196
PPB Group Bhd	58,500	239,254
Public Bank Bhd	124,437	650,096
RHB Capital Bhd	131,100	285,709
SapuraKencana Petroleum Bhd	629,605	416,541
Sime Darby Bhd	550,600	1,448,286
Tan Chong Motor Holdings Bhd	144,700	135,740
Telekom Malaysia Bhd	269,800	529,656
Tenaga Nasional Bhd	202,300	796,750
UEM Sunrise Bhd	189,900	76,107
UMW Holdings Bhd	47,000	147,554
WCT Holdings Bhd	206,762	93,997
YTL Corp. Bhd	668,441	303,967

		16,746,774

Mauritius — 0.8%
CIM Financial Services Ltd.	202,500	57,474
ENL Land Ltd.	45,400	70,066
Lux Island Resorts Ltd.	76,628	144,809
MCB Group Ltd.(g)	370,692	2,311,717
New Mauritius Hotels Ltd.	289,017	725,956
Omnicane Ltd.(g)	55,089	151,820
Rogers & Co. Ltd.(g)	75,000	61,611
SBM Holdings Ltd.(g)	32,725,902	1,051,352

		4,574,805

Mexico — 5.6%
Alfa SAB de CV (Class A Stock)*	896,700	2,002,020
America Movil SAB de CV (Class L Stock)	793,390	881,918
America Movil SAB de CV (Class L Stock), ADR	239,300	5,307,674
Arca Continental SAB de CV*	55,399	350,483
Bolsa Mexicana de Valores SAB de CV	318,800	577,368
Cemex SAB de CV, ADR*(a)	125,784	1,281,739
Cemex SAB de CV, UTS*	1,263,741	1,288,260
Coca-Cola Femsa SAB de CV (Class L Stock)	58,300	500,423
Compartamos SAB de CV*	539,600	1,084,412
Empresas ICA SAB de CV*(a)	265,500	324,098
Fomento Economico Mexicano SAB de CV, ADR*	7,800	686,634
Fomento Economico Mexicano SAB de CV, UTS*	173,600	1,540,000
Genomma Lab Internacional SAB de CV (Class B Stock)*	122,600	233,172
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	151,106	949,626
Grupo Bimbo SAB de CV (Class A Stock)*	340,400	939,034

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Grupo Carso SAB de CV (Class A Stock)	248,100	$1,220,678
Grupo Elektra SAB de CV*	5,714	218,018
Grupo Financiero Banorte SAB de CV (Class O Stock)	479,400	2,638,467
Grupo Financiero Inbursa SAB de CV (Class O Stock)	719,200	1,856,283
Grupo Mexico SAB de CV (Class B Stock)	563,093	1,634,272
Grupo Televisa SAB, ADR*	29,800	1,014,988
Grupo Televisa SAB, UTS*	154,900	1,056,097
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*(g)	414,000	1,149,926
Industrias CH SAB de CV (Class B Stock)*	52,900	255,146
Industrias Penoles SAB de CV	28,600	559,274
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	343,000	746,039
Mexichem SAB de CV*	215,779	655,363
Minera Frisco SAB de CV (Class A1 Stock)*(a)	171,500	249,803
TV Azteca SAB de CV, UTS*	444,600	186,835
Wal-Mart de Mexico SAB de CV (Class V Stock)	728,500	1,566,247

		32,954,297

Monaco — 0.1%
GasLog Ltd.	18,800	382,580

Morocco — 0.8%
Alliances Developpement Immobilier SA	3,456	106,399
Attijariwafa Bank	18,492	700,486
Banque Centrale Populaire	20,550	483,463
Banque Marocaine du Commerce Exterieur	12,978	314,913
Douja Promotion Groupe Addoha SA	52,400	217,310
Holcim Maroc SA	2,095	439,958
Lafarge Ciments	3,528	636,560
Managem	606	64,913
Maroc Telecom SA	96,628	1,210,292
Taqa Morocco	4,530	212,348

		4,386,642

Netherlands
New World Resources PLC (Class A Stock)*	220,900	4,053
VimpelCom Ltd., ADR	45,920	191,716

		195,769

Nigeria — 0.7%
Access Bank PLC	3,083,341	111,202
Afriland Properties PLC*	348,765	—
Dangote Cement PLC	443,090	484,251
FBN Holdings PLC	4,703,446	223,358
FCMB Group PLC	4,570,883	62,194
Flour Mills of Nigeria PLC	350,891	75,164
Forte Oil PLC	204,900	255,173
Guaranty Trust Bank PLC	3,014,134	410,845
Guinness Nigeria PLC	189,500	172,698
Lafarge Africa PLC	272,900	117,798
Lekoil Ltd.*	345,574	150,138
Nestle Nigeria PLC	45,604	249,776
Nigerian Breweries PLC	765,909	683,726
Oando PLC	4,436,011	381,709
Stanbic IBTC Holdings PLC	947,767	139,176
UAC of Nigeria PLC	761,932	140,543

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Nigeria (continued)
United Bank for Africa PLC	4,180,353	$96,049
Zenith Bank PLC	3,914,326	389,183

		4,142,983

Oman — 0.7%
Al Anwar Ceramic Tile Co. SAOG	166,152	213,874
Bank Dhofar SAOG	299,932	273,772
Bank Nizwa SAOG*	474,700	97,764
Bank Sohar SAOG	320,862	180,508
BankMuscat SAOG	555,771	830,684
Galfar Engineering & Contracting SAOG	184,780	76,673
HSBC Bank Oman SAOG	465,528	168,895
National Bank of Oman SAOG	380,050	309,280
Oman Cement Co. SAOG	118,884	160,468
Oman Flour Mills Co. SAOG(g)	180,500	266,833
Oman Telecommunications Co. SAOG	134,837	591,804
Ooredoo	350,700	569,758
Raysut Cement Co. SAOG	51,338	221,324
Renaissance Services SAOG	107,985	132,207
Shell Oman Marketing Co. SAOG(g)	33,500	174,026

		4,267,870

Pakistan — 0.7%
D.G. Khan Cement Co. Ltd.	159,200	173,260
Engro Corp. Ltd.	100,998	222,552
Engro Foods Ltd.*	317,900	343,247
Fatima Fertilizer Co. Ltd.	337,358	120,043
Fauji Fertilizer Co. Ltd.	246,487	287,153
Hub Power Co. Ltd. (The)	764,455	595,898
Lucky Cement Ltd.	49,800	244,754
MCB Bank Ltd.	303,447	922,643
Millat Tractors Ltd.	24,990	160,807
National Bank of Pakistan	193,104	133,430
Nishat Mills Ltd.	117,175	141,030
Oil & Gas Development Co. Ltd.	191,000	391,084
Pakistan Oilfields Ltd.	24,800	93,359
Pakistan Petroleum Ltd.	96,989	169,892
Pakistan State Oil Co. Ltd.	64,385	229,238
Pakistan Telecommunication Co. Ltd.	554,800	127,103

		4,355,493

Panama — 0.3%
Copa Holdings SA (Class A Stock)	16,100	1,668,604

Peru — 1.3%
Alicorp SAA	487,500	1,163,324
Casa Grande SAA	24,600	61,923
Cia de Minas Buenaventura SAA, ADR	48,200	460,792
Cia Minera Milpo SAA	401,072	335,180
Credicorp Ltd.	18,050	2,891,249
Edegel SAA	381,830	480,571
Ferreycorp SAA	961,723	522,904
Grana y Montero SAA	253,656	618,071
Intercorp Financial Services, Inc.	7,800	237,120
Luz del Sur SAA	59,800	217,363
Minsur SA	224,995	135,926
Sociedad Minera Cerro Verde SAA*	16,440	394,560
Volcan Cia Minera SAA (Class B Stock)	1,173,590	283,600

		7,802,583

COMMON STOCKS (continued)	Shares	Value (Note 2)
Philippines — 2.2%
Aboitiz Equity Ventures, Inc.	294,200	$343,331
Aboitiz Power Corp.	387,900	368,924
Alliance Global Group, Inc.	667,700	333,540
Atlas Consolidated Mining & Development	617,100	139,913
Ayala Corp.	22,740	351,325
Ayala Land, Inc.	800,600	596,989
Bank of the Philippine Islands	191,070	399,711
BDO Unibank, Inc.	190,126	465,100
Bloomberry Resorts Corp.*	705,900	194,618
D&L Industries, Inc.	601,100	222,735
DMCI Holdings, Inc.	1,075,000	375,951
Energy Development Corp.	1,239,600	225,396
Filinvest Land, Inc.	5,204,000	177,010
First Gen Corp.	299,700	170,373
Globe Telecom, Inc.	5,300	203,498
International Container Terminal Services, Inc.	126,900	324,290
JG Summit Holdings, Inc.	446,600	654,039
Jollibee Foods Corp.	97,980	468,389
Lopez Holdings Corp.	1,153,900	171,892
Manila Electric Co.	51,000	290,937
Manila Water Co., Inc.	208,500	135,646
Melco Crown Philippines Resorts Corp.*	320,700	96,997
Metro Pacific Investments Corp.	1,946,600	198,899
Metropolitan Bank & Trust Co.	129,895	239,502
Petron Corp.	760,800	180,282
Philex Mining Corp.	951,100	162,404
Philippine Long Distance Telephone Co.	17,525	1,130,965
Puregold Price Club, Inc.	221,400	189,654
Robinsons Land Corp.	229,700	136,077
Robinsons Retail Holdings, Inc.	96,440	163,204
San Miguel Corp.	234,400	385,048
Security Bank Corp.	66,120	223,964
Semirara Mining and Power Corp.	166,800	527,347
SM Investments Corp.	55,662	1,005,757
SM Prime Holdings, Inc.	720,350	272,684
Top Frontier Investment Holdings, Inc.*	23,440	64,622
Travellers International Hotel Group, Inc.*	712,700	130,646
Universal Robina Corp.	200,070	872,282

		12,593,941

Poland — 2.8%
Agora SA*	40,535	86,438
AmRest Holdings SE*	8,833	246,428
Asseco Poland SA	48,738	699,173
Bank Handlowy w Warszawie SA	6,200	186,306
Bank Millennium SA	127,100	296,471
Bank Pekao SA	25,500	1,281,532
Boryszew SA*	84,600	137,179
Budimex SA	5,800	229,864
CCC SA	9,200	345,932
Cyfrowy Polsat SA	70,733	467,273
Enea SA	60,900	262,008
Eurocash SA	33,107	354,252
Getin Noble Bank SA*	453,927	279,339
Global City Holdings NV*	12,500	151,813
Globe Trade Centre SA*	102,300	154,778
Grupa Lotos SA*	17,944	129,238
ING Bank Slaski SA	11,500	454,407
Jastrzebska Spolka Weglowa SA*	9,300	43,752

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Poland (continued)
KGHM Polska Miedz SA	25,300	$771,268
Kopex SA*	47,764	144,597
LPP SA	400	811,815
Lubelski Wegiel Bogdanka SA	7,530	204,839
mBank	3,450	483,618
Netia SA	343,306	541,059
Orange Polska SA	225,800	527,600
Orbis SA(g)	31,900	394,634
PGE SA	240,167	1,269,818
Polimex- Mostostal SA*	1,465,600	28,976
Polski Koncern Naftowy Orlen SA	73,000	998,250
Polskie Gornictwo Naftowe I Gazownictwo SA	366,300	456,795
Powszechna Kasa Oszczednosci Bank Polski SA	156,200	1,567,919
Powszechny Zaklad Ubezpieczen SA	10,241	1,397,614
Synthos SA	146,900	169,999
Tauron Polska Energia SA	355,100	502,102
TVN SA*	64,073	293,170

		16,370,256

Qatar — 1.5%
Aamal Co.*	75,560	315,170
Al Meera Consumer Goods Co.	1,497	81,426
Barwa Real Estate Co.	39,700	450,315
Doha Bank QSC	12,950	200,820
Gulf International Services OSC	19,413	519,280
Industries Qatar QSC	23,030	1,048,686
Masraf Al Rayan	58,500	700,310
Ooredoo QSC	17,003	571,065
Qatar Electricity & Water Co.	7,590	384,596
Qatar Gas Transport Co. Nakilat	103,200	647,027
Qatar International Islamic Bank QSC	20,100	444,238
Qatar Islamic Bank SAQ	17,900	492,563
Qatar National Bank SAQ	24,459	1,420,756
Qatar National Cement Co.	8,847	319,828
Qatar Navigation	9,200	248,002
Qatari Investors Group QSC	18,700	211,021
Vodafone Qatar	131,100	582,743

		8,637,846

Romania — 0.8%
Antibiotice(g)	811,918	127,328
Banca Transilvania*	3,493,328	1,799,212
BRD-Groupe Societe Generale*	453,870	1,071,464
OMV Petrom SA	10,313,400	1,132,649
Transelectrica SA	46,500	367,401

		4,498,054

Russia — 4.6%
Aeroflot - Russian Airlines OJSC	80,200	41,183
Alrosa AO*	411,800	418,438
AvtoVAZ OAO*(g)	893,600	123,707
CTC Media, Inc.	22,800	111,036
Federal Grid Co. Unified Energy System JSC*	105,161,400	77,743
Gazprom Neft OAO, ADR	15,900	179,193
Gazprom OAO, ADR	872,040	4,054,986
Inter RAO JSC*	857,704,758	100,524
LSR Group OJSC, GDR, RegS	100,800	157,248

COMMON STOCKS (continued)	Shares	Value (Note 2)
Russia (continued)
LUKOIL OAO, ADR	67,200	$2,674,560
Magnit OJSC*	18,700	2,955,535
Mail.Ru Group Ltd., GDR, RegS*	31,600	515,080
MegaFon OAO, GDR, RegS	44,500	613,210
MMC Norilsk Nickel OJSC, ADR	92,746	1,318,848
Mobile Telesystems OJSC*	439,187	1,168,551
Mosenergo OAO	4,030,000	42,456
NovaTek OAO*	117,000	818,293
Novolipetsk Steel OJSC, GDR, RegS	13,000	149,240
OTCPharm PJSC*	9,987	14,464
Pharmstandard OJSC, GDR, RegS*	9,987	60,421
PIK Group, GDR, RegS	269,400	862,080
Polymetal International PLC	35,400	316,816
Rosneft OAO, GDR, RegS	148,400	520,884
Rostelecom OJSC	258,903	363,447
RusHydro JSC*	38,052,964	331,550
RusHydro JSC, ADR	403,900	376,435
Russian Grids OAO*	7,276,600	47,930
Sberbank of Russia*	99,746	87,516
Sberbank of Russia, ADR	667,000	2,701,350
Severstal PAO, GDR, RegS	43,500	395,850
Sistema OOO*	1,013,950	185,609
Surgutneftegas OAO, ADR	141,300	600,242
Tatneft OAO, ADR	31,133	762,759
United Co. RUSAL PLC*	780,000	523,591
Uralkali OJSC, GDR, RegS	36,000	424,440
VTB Bank OJSC, GDR, RegS	398,700	917,010
X5 Retail Group NV, GDR, RegS*	32,100	391,620
Yandex NV (Class A Stock)*	66,200	1,188,952

		26,592,797

Slovenia — 0.7%
Gorenje dd*	15,400	104,728
Krka dd Novo mesto	21,190	1,521,561
Luka Koper dd(g)	11,450	311,740
Petrol dd Ljubljana	1,443	495,894
Pozavarovalnica Sava dd(g)	33,381	645,477
Sava dd*	238	138
Telekom Slovenije dd(g)	4,430	777,278
Zavarovalnica Triglav dd(g)	16,768	478,848

		4,335,664

South Africa — 6.5%
Aeci Ltd	27,200	314,470
African Bank Investments Ltd.*	218,960	—
African Rainbow Minerals Ltd.	17,200	176,134
Anglo American Platinum Ltd.*	9,800	287,713
AngloGold Ashanti Ltd., ADR*	48,400	421,080
Aspen Pharmacare Holdings Ltd.*	30,190	1,053,211
Aveng Ltd.*	108,800	165,011
Barclays Africa Group Ltd.	35,800	559,801
Barloworld Ltd.	68,800	566,325
Bidvest Group Ltd. (The)	69,392	1,814,176
Capital Property Fund, REIT(g)	174,214	200,001
DataTec Ltd.	112,800	543,144
Discovery Ltd.	60,900	583,089
Exxaro Resources Ltd.	24,500	218,670
FirstRand Ltd.	228,100	991,598
Foschini Group Ltd.(The)	34,500	396,075
Gold Fields Ltd.	94,234	426,010

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Grindrod Ltd.	100,900	$194,791
Growthpoint Properties Ltd., REIT	181,900	432,194
Harmony Gold Mining Co. Ltd.*	55,300	103,107
Impala Platinum Holdings Ltd.*	84,328	551,102
Imperial Holdings Ltd.	26,300	418,713
Investec Ltd.	32,100	269,021
Kumba Iron Ore Ltd.	12,700	262,649
Liberty Holdings Ltd.	28,300	300,156
Life Healthcare Group Holdings Ltd.	101,000	373,109
Massmart Holdings Ltd.	17,066	209,143
MMI Holdings Ltd.	137,441	356,442
Mr. Price Group Ltd.	34,900	705,988
MTN Group Ltd.	262,300	4,989,610
Murray & Roberts Holdings Ltd.	146,300	268,880
Nampak Ltd.	75,700	284,534
Naspers Ltd. (Class N Stock)	38,000	4,915,499
Nedbank Group Ltd.	14,785	316,626
Netcare Ltd.	204,100	667,022
Pick’n Pay Stores Ltd.	59,148	267,496
PPC Ltd.	91,907	218,490
Rand Merchant Insurance Holdings Ltd.	83,803	296,012
Redefine Properties Ltd., REIT	463,800	428,987
Remgro Ltd.	48,200	1,054,457
Reunert Ltd.	87,500	458,806
RMB Holdings Ltd.	114,300	631,218
Sanlam Ltd.	81,600	491,010
Sappi Ltd.*	76,920	278,892
Sasol Ltd.	65,600	2,448,380
Shoprite Holdings Ltd.	48,600	703,376
Sibanye Gold Ltd.	195,534	377,160
SPAR Group Ltd. (The)	25,400	352,695
Standard Bank Group Ltd.	69,100	851,644
Steinhoff International Holdings Ltd.	182,400	933,123
Telkom SA SOC Ltd.*	105,400	633,490
Tiger Brands Ltd.	25,300	801,851
Truworths International Ltd.	52,100	345,984
Vodacom Group Ltd.	90,100	996,989
Wilson Bayly Holmes-Ovcon Ltd.	32,200	336,148
Woolworths Holdings Ltd.	82,800	549,108

		37,790,410

South Korea — 6.2%
Amorepacific Corp.*	260	524,904
BS Financial Group, Inc.*	16,552	217,919
Celltrion, Inc.*	5,598	196,605
CJ CheilJedang Corp.*	800	222,929
Coway Co. Ltd.*	4,410	336,270
Daewoo International Corp.*	6,180	176,608
Daewoo Securities Co. Ltd.*	21,310	188,315
Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	8,770	147,503
Dongbu Insurance Co. Ltd.*	4,990	249,190
Doosan Heavy Industries & Construction Co. Ltd.*	4,590	98,059
E-Mart Co. Ltd.*	1,337	247,422
GS Engineering & Construction Corp.*	7,275	152,333
GS Holdings Corp.*	6,010	218,758
Hana Financial Group, Inc.	15,713	455,084
Hanjin Kal Corp.*	2,004	55,627
Hanjin Shipping Co. Ltd.*	25,000	136,924

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Hankook Tire Co. Ltd.*	5,972	$283,799
Hanwha Chemical Corp.*	9,950	105,617
Hanwha Corp.*	13,910	393,280
Hyosung Corp.*	2,950	183,077
Hyundai Department Store Co. Ltd.*	1,450	161,276
Hyundai Engineering & Construction Co. Ltd.*	5,860	223,102
Hyundai Glovis Co. Ltd.*	1,980	523,939
Hyundai Heavy Industries Co. Ltd.*	2,600	269,859
Hyundai Marine & Fire Insurance Co. Ltd.*	7,720	182,654
Hyundai Merchant Marine Co. Ltd.*	17,670	160,761
Hyundai Mobis Co. Ltd.*	3,780	808,719
Hyundai Motor Co.	7,130	1,089,151
Hyundai Steel Co.*	6,770	387,771
Hyundai Wia Corp.*	2,500	399,684
Industrial Bank of Korea*	20,800	266,086
Kangwon Land, Inc.*	7,140	196,800
KB Financial Group, Inc.*	32,598	1,065,761
Kia Motors Corp.*	15,330	728,420
Korea Electric Power Corp.*	33,400	1,287,003
Korea Investment Holdings Co. Ltd.*	7,090	311,762
Korea Zinc Co. Ltd.*	1,740	635,999
Korean Air Lines Co. Ltd.*	4,147	177,882
KT Corp.*	17,490	494,572
KT&G Corp.	8,560	594,350
LG Chem Ltd.*	4,418	722,442
LG Corp.*	7,260	403,238
LG Display Co. Ltd.*	13,730	416,422
LG Electronics, Inc.*	6,220	333,182
LG Household & Health Care Ltd.*	710	402,429
LG Uplus Corp.*	17,050	177,771
Lotte Chemical Corp.*	1,330	191,483
Lotte Shopping Co. Ltd.*	910	225,072
LS Corp.*	2,520	124,301
Macquarie Korea Infrastructure Fund	31,539	196,554
NAVER Corp.*	1,417	907,496
NCSoft Corp.	970	159,075
OCI Co. Ltd.*	2,520	178,342
Orion Corp.*	170	156,962
POSCO	8,180	2,060,500
Samsung C&T Corp.*	9,320	520,527
Samsung Card Co. Ltd.*	8,820	354,678
Samsung Electro-Mechanics Co. Ltd.*	4,690	231,897
Samsung Electronics Co. Ltd.	3,811	4,581,754
Samsung Engineering Co. Ltd.*	3,400	116,375
Samsung Fine Chemicals Co. Ltd.*	4,550	134,917
Samsung Fire & Marine Insurance Co. Ltd.*	3,650	938,111
Samsung Heavy Industries Co. Ltd.*	8,890	160,359
Samsung Life Insurance Co. Ltd.*	9,890	1,047,241
Samsung SDI Co. Ltd.*	4,617	482,718
Samsung Securities Co. Ltd.*	9,650	388,036
Samsung Techwin Co. Ltd.*	3,179	68,431
Shinhan Financial Group Co. Ltd.*	26,090	1,048,691
Shinsegae Co. Ltd.*	1,683	276,270
SK C&C Co. Ltd.*	1,520	294,384
SK Chemicals Co. Ltd.*	4,200	243,254
SK Holdings Co. Ltd.*	2,010	298,340
SK Hynix, Inc.*	28,650	1,224,370
SK Innovation Co. Ltd.*	5,090	392,035
SK Telecom Co. Ltd.	5,480	1,340,370

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST PARAMETERIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
S-Oil Corp.	3,740	$164,335
Woori Bank*	35,130	319,611
Woori Investment & Securities Co. Ltd.*	19,612	180,967

		36,018,714

Taiwan — 6.4%
Acer, Inc.*	424,731	284,703
Advanced Semiconductor Engineering, Inc.	275,067	326,677
Ambassador Hotel (The)	275,000	246,786
Asia Cement Corp.	391,830	482,515
Asia Optical Co., Inc.*	76,000	95,032
Asustek Computer, Inc.	30,037	327,734
AU Optronics Corp.	572,441	290,552
Catcher Technology Co. Ltd.	29,780	229,974
Cathay Financial Holding Co. Ltd.	341,543	504,677
Chang Hwa Commercial Bank Ltd.	603,569	345,055
Cheng Shin Rubber Industry Co. Ltd.	191,424	449,297
Chicony Electronics Co. Ltd.	46,633	129,855
China Airlines Ltd.*	853,590	390,455
China Development Financial Holding Corp.	1,050,005	333,588
China Life Insurance Co. Ltd.	326,186	269,456
China Steel Corp.	1,350,084	1,119,904
China Synthetic Rubber Corp.	333,000	345,244
Chroma ATE, Inc.	97,760	252,820
Chunghwa Telecom Co. Ltd.	466,268	1,382,035
Compal Electronics, Inc.	173,822	121,375
CTBC Financial Holding Co. Ltd.	1,081,180	699,467
Delta Electronics, Inc.	102,268	604,326
E Ink Holdings, Inc.*	244,000	111,420
E. Sun Financial Holding Co. Ltd.	747,302	463,047
Eva Airways Corp.*	412,634	287,618
Far Eastern Department Stores Ltd.	349,405	310,295
Far Eastern New Century Corp.	198,566	196,396
Far EasTone Telecommunications Co. Ltd.	193,000	444,624
First Financial Holding Co. Ltd.	714,872	419,186
Formosa Chemicals & Fibre Corp.	352,064	742,127
Formosa Petrochemical Corp.	215,670	467,860
Formosa Plastics Corp.	431,142	982,313
Foxconn Technology Co. Ltd.	88,655	238,204
Fubon Financial Holding Co. Ltd.	342,002	544,374
Giant Manufacturing Co. Ltd.	53,661	474,206
Great Wall Enterprise Co. Ltd.	523,390	455,019
Hon Hai Precision Industry Co. Ltd.	736,131	2,032,837
Hotai Motor Co. Ltd.	56,000	838,034
HTC Corp.*	64,485	287,819
Hua Nan Financial Holdings Co. Ltd.	599,758	335,422
Innolux Corp.	625,200	302,167
Kenda Rubber Industrial Co. Ltd.	74,941	150,635
Kerry TJ Logistics Co. Ltd.	140,000	170,224
Largan Precision Co. Ltd.	5,000	374,281
Lite-On Technology Corp.	157,647	180,093
Macronix International*	737,684	161,264
MediaTek, Inc.	63,460	922,545
Mega Financial Holding Co. Ltd.	469,563	362,264
Microbio Co. Ltd.*	346,319	312,090
Nan Kang Rubber Tire Co. Ltd.	323,776	345,282
Nan Ya Plastics Corp.	559,893	1,154,533
Novatek Microelectronics Corp.	29,246	163,430
Pegatron Corp.	123,133	281,450
POU Chen Corp.	404,547	487,828

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Powertech Technology, Inc.*	68,528	$116,604
President Chain Store Corp.	73,648	568,844
Qisda Corp.*	239,510	108,861
Quanta Computer, Inc.	148,319	369,486
Realtek Semiconductor Corp.	91,222	302,932
Ruentex Development Co. Ltd.	159,499	252,100
Ruentex Industries Ltd.	97,461	204,376
Shin Kong Financial Holding Co. Ltd.	934,881	264,810
Siliconware Precision Industries Co. Ltd.	177,350	267,236
Simplo Technology Co. Ltd.	29,766	146,700
SinoPac Financial Holdings Co. Ltd.	1,019,871	417,926
Solar Applied Materials Technology Co.	221,773	174,846
Standard Foods Corp.	98,024	217,140
Synnex Technology International Corp.	187,889	272,117
Tainan Spinning Co. Ltd.	653,517	382,736
Taishin Financial Holding Co. Ltd.	433,242	177,853
Taiwan Cement Corp.	281,562	384,913
Taiwan Cooperative Financial Holding Co. Ltd.	649,473	333,871
Taiwan Fertilizer Co. Ltd.	79,000	139,259
Taiwan Glass Industry Corp.	334,319	260,006
Taiwan Mobile Co. Ltd.	153,200	506,594
Taiwan Semiconductor Manufacturing Co. Ltd.	755,814	3,329,717
Teco Electric & Machinery Co. Ltd.	148,000	139,943
TPK Holding Co. Ltd.	24,325	144,279
Transcend Information, Inc.	57,719	179,107
Tripod Technology Corp.	100,278	195,678
TSRC Corp.	118,629	126,913
TTY Biopharm Co. Ltd.	70,713	155,056
Tung Ho Steel Enterprise Corp.	224,381	174,561
Unimicron Technology Corp.	210,000	159,058
Uni-President Enterprises Corp.	477,624	755,322
United Microelectronics Corp.	899,280	417,421
Wei Chuan Foods Corp.	142,000	111,663
Wintek Corp.*(g)	521,484	24,158
Wistron Corp.	217,270	195,737
WPG Holdings Ltd.	123,613	143,508
Yang Ming Marine Transport Corp.*	564,300	299,012
Yuanta Financial Holding Co. Ltd.	992,418	481,351
Yulon Motor Co. Ltd.	118,053	172,763
Zinwell Corp.	145,074	146,225

		37,451,096

Thailand — 2.9%
Advanced Info Service PCL	203,400	1,551,775
Airports of Thailand PCL	103,200	884,571
Bangkok Bank PCL	77,800	462,219
Bangkok Dusit Medical Services PCL (Class F Stock)	552,000	288,584
Bangkok Expressway PCL	140,400	168,565
Banpu PCL	170,000	128,663
BEC World PCL	175,600	272,207
Big C Supercenter PCL	54,000	388,997
Bumrungrad Hospital PCL	60,600	259,714
Central Pattana PCL	194,800	269,404
Charoen Pokphand Foods PCL	802,800	664,933
CP ALL PCL	389,300	502,895
Delta Electronics Thailand PCL	256,600	549,857
Dynasty Ceramic PCL	137,700	236,129

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thailand (continued)
Electricity Generating PCL	63,200	$321,763
Glow Energy PCL	112,000	303,830
Hana Microelectronics PCL	494,200	570,808
Home Product Center PCL	635,703	159,095
Indorama Ventures PCL	204,988	125,859
IRPC PCL	1,569,800	146,006
Italian-Thai Development PCL*	756,363	147,134
Jasmine International PCL	1,011,800	226,040
Kasikornbank PCL	49,100	339,883
Krung Thai Bank PCL	682,675	471,025
Minor International PCL	390,000	385,258
Polyplex Thailand PCL*	520,000	153,313
Precious Shipping PCL	223,500	92,389
Pruksa Real Estate PCL	352,400	305,176
PTT Exploration & Production PCL	193,729	659,503
PTT Global Chemical PCL	230,658	359,308
PTT PCL	108,300	1,066,541
Ratchaburi Electricity Generating Holding PCL	114,800	205,000
Robinson Department Store PCL	87,700	119,954
Siam Cement PCL (The)	47,100	642,666
Siam Commercial Bank PCL (The)	65,900	364,553
Sino-Thai Engineering & Construction PCL	241,114	170,759
Thai Beverage PCL	1,633,000	847,604
Thai Oil PCL	115,400	147,319
Thai Union Frozen Products PCL	116,020	319,143
Thanachart Capital PCL	163,100	157,399
TMB Bank PCL	4,177,900	370,804
Total Access Communication PCL, NVDR	125,600	366,011
True Corp. PCL*	1,917,129	646,813

		16,819,469

Togo
Ecobank Transnational, Inc.*	1,910,859	194,010

Tunisia — 0.3%
Banque de Tunisie	35,086	198,263
Banque International Arabe de Tunis	4,000	167,113
Carthage Cement*	243,083	315,083
Ennakl Automobiles(g)	35,000	191,216
One Tech Holding(g)	81,000	303,696
Poulina Group(g)	97,463	293,381
Societe D’Articles Hygieniques SA	23,851	133,753
Societe Moderne de Ceramiques*	122,700	164,958

		1,767,463

Turkey — 3.4%
Akbank TAS	288,666	1,065,809
Akcansa Cimento A/S	45,400	302,725
Akenerji Elektrik Uretim A/S*	—	—
Anadolu Efes Biracilik Ve Malt Sanayii A/S*	64,500	626,331
Arcelik A/S	75,195	481,471
Aygaz A/S	36,700	153,933
Bagfas Bandirma Gubre Fabrikalari AS*	4,600	26,763
BIM Birlesik Magazalar A/S	53,500	1,144,091
Cimsa Cimento Sanayi VE Ticaret A/S	51,900	354,756
Coca-Cola Icecek A/S	25,900	560,153
Dogan Sirketler Grubu Holding A/S*	491,426	159,149
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT	460,000	544,075
Enka Insaat ve Sanayi A/S	100,009	225,677

COMMON STOCKS (continued)	Shares	Value (Note 2)
Turkey (continued)
Eregli Demir ve Celik Fabrikalari TAS	740,523	$1,408,911
Ford Otomotiv Sanayi A/S	15,400	214,115
Gubre Fabrikalari TAS	81,600	175,022
Haci Omer Sabanci Holding A/S	227,888	989,196
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)*	416,822	364,600
KOC Holding A/S	117,864	623,314
Koza Altin Isletmeleri A/S	19,000	127,035
Koza Anadolu Metal Madencilik Isletmeleri A/S*	105,000	74,290
Migros Ticaret A/S*	11,500	111,782
Petkim Petrokimya Holding A/S	94,373	159,241
Sekerbank TAS*	172,917	135,579
TAV Havalimanlari Holding A/S	56,300	459,614
Tekfen Holding A/S*	97,996	242,183
Tofas Turk Otomobil Fabrikasi A/S	30,800	209,889
Trakya Cam Sanayii A/S	123,388	181,515
Tupras Turkiye Petrol Rafinerileri A/S	46,000	1,088,352
Turk Hava Yollari*	149,826	615,629
Turk Telekomunikasyon A/S	169,400	527,005
Turk Traktor ve Ziraat Makineleri A/S	11,000	361,463
Turkcell Iletisim Hizmetleri AS*	285,400	1,741,651
Turkiye Garanti Bankasi A/S	315,200	1,266,201
Turkiye Halk Bankasi A/S	128,500	761,181
Turkiye Is Bankasi (Class C Stock)	210,062	604,017
Turkiye Sinai Kalkinma Bankasi A/S	196,021	168,667
Turkiye Sise ve Cam Fabrikalari A/S	214,713	333,482
Turkiye Vakiflar Bankasi Tao (Class D Stock)	200,600	417,228
Ulker Biskuvi Sanayi A/S	20,000	158,314
Yapi ve Kredi Bankasi A/S	125,948	262,279
Yazicilar Holding A/S (Class A Stock)	31,700	264,759

		19,691,447

Ukraine
Astarta Holding NV*	10,900	60,920
Avangardco Investments Public Ltd., GDR, RegS	17,500	35,875
MHP SA, GDR, RegS	21,300	195,960

		292,755

United Arab Emirates — 1.5%
Abu Dhabi Commercial Bank PJSC	398,100	749,714
Abu Dhabi National Hotels PJSC	539,686	587,725
Air Arabia PJSC	1,205,600	485,347
Aldar Properties PJSC	488,381	343,994
Amlak Finance PJSC*	67,000	—
Arabtec Holding Co. PJSC*	1,150,719	888,749
DP World Ltd.	81,870	1,719,270
Dubai Financial Market PJSC	451,700	238,931
Emaar Properties PJSC	652,520	1,257,599
First Gulf Bank PJSC	215,150	988,259
National Bank of Abu Dhabi PJSC	256,431	967,903
National Central Cooling Co. PJSC	256,200	74,291
Union National Bank PJSC/Abu Dhabi	278,562	436,969

		8,738,751

United Kingdom — 0.3%
Evraz PLC	93,700	223,961
Ferrexpo PLC	324,000	268,814

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
KAZ Minerals PLC*	297,430	$1,186,813

		1,679,588

United States — 0.3%
Southern Copper Corp.	56,227	1,585,601
Tsakos Energy Navigation Ltd.	47,900	334,342

		1,919,943

TOTAL COMMON STOCKS (cost $587,177,923)		545,325,315

PREFERRED STOCKS — 2.7%
Brazil — 2.1%
AES Tiete SA (PRFC)	53,100	361,964
AMBEV SA (PRFC)	64,600	397,340
Banco Bradesco SA (PRFC)	65,380	862,321
Bradespar SA (PRFC)	17,000	91,453
Centrais Eletricas Brasileiras SA (PRFC B)	74,900	230,488
Cia Brasileira de Distribuicao (PRFC)	10,195	378,276
Cia Energetica de Sao Paulo (PRFC B)	33,500	337,873
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (PRFC)	49,900	162,566
Gerdau SA (PRFC)	89,000	320,751
Itau Unibanco Holding SA (PRFC), ADR	104,718	1,362,381
Itausa - Investimentos Itau SA (PRFC)	316,100	1,116,614
Klabin SA (PRFC)	199,000	215,605
Lojas Americanas SA (PRFC)	89,709	581,814
Marcopolo SA (PRFC)	174,800	218,977
Metalurgica Gerdau SA (PRFC)	28,800	122,429
Oi SA (PRFC)*	176,777	572,587
Petroleo Brasileiro SA (PRFC)	84,500	318,520
Petroleo Brasileiro SA (PRFC), ADR	193,300	1,465,214
Randon Participacoes SA (PRFC)	74,125	133,013
Suzano Papel e Celulose SA (PRFC A)	65,025	275,198
Telefonica Brasil SA (PRFC)	49,541	873,146
Usinas Siderurgicas de Minas Gerais SA (PRFC A)*	40,200	76,371
Vale SA (PRFC)	55,300	400,052
Vale SA (PRFC), ADR	193,900	1,407,714

		12,282,667

Colombia — 0.2%
Avianca Holdings SA (PRFC)	99,000	142,470
Banco Davivienda SA (PRFC)	13,400	158,443
Grupo Argos SA (PRFC)	19,929	167,717
Grupo Aval Acciones y Valores (PRFC)	587,100	316,216

		784,846

Croatia — 0.2%
Adris Grupa dd (PRFC)(g)	23,901	1,283,639

Philippines
Ayala Land, Inc. (PRFC)*	1,180,500	—

Russia — 0.2%
AK Transneft OAO (PRFC)	250	513,781
Surgutneftegas OAO (PRFC)	1,131,000	538,139

		1,051,920

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Togo
Ecobank Transnational, Inc. (PRFC)*	130,579	$—

TOTAL PREFERRED STOCKS (cost $28,440,094)		15,403,072

	Units
RIGHTS*
Nigeria
Oando PLC, expiring 01/14/15	1,109,003	2,121

Taiwan
Eva Airways Corp., expiring 01/26/15	60,776	9,669

TOTAL RIGHTS (cost $0)		11,790

WARRANTS* — 2.9%
Egypt — 1.5%
Alexandria Mineral Oils Co., expiring 11/24/17	42,100	359,759
Arab Cotton Ginning, expiring 11/24/17	212,570	113,270
Commercial International Bank, expiring 11/24/17	300,350	2,066,108
Eastern Co., expiring 11/24/17	28,798	881,891
EFG - Hermes Holdings SAE, expiring 11/24/17	185,270	402,665
Egyptian Kuwaiti Holding Co., expiring 11/24/17	393,891	295,418
ElSwedy Electric Co., expiring 11/27/17	65,311	380,717
Ezz Steel, expiring 11/24/17	233,320	455,865
Juhayna Food Industries, expiring 11/20/17	442,350	587,730
Maridive & Oil Services SAE, expiring 11/24/17	315,125	176,470
Orascom Telecom Media & Technology, expiring 02/04/16	1,745,300	322,182
Oriental Weavers, expiring 11/24/17	59,371	501,616
Palm Hills Developments SAE, expiring 11/24/17	280,600	162,078
Pioneers Holding, expiring 11/24/17	195,200	345,076
Sidi Kerir Petrochemicals Co., expiring 11/24/17	197,377	419,041
Telecom Egypt, expiring 11/24/17	241,812	403,127
TMG Holding, expiring 11/24/17	472,462	651,526

		8,524,539

Malaysia
Malaysian Resources Corp. Bhd, expiring 09/16/18	1	—

Saudi Arabia — 0.7%
Al Rajhi Bank, expiring 02/16/15	18,308	250,889
Al Tayyar Travel Group, expiring 07/02/15	8,938	283,253
Alinma Bank, expiring 02/23/15	31,000	168,355
Almarai Co., expiring 07/31/17	8,389	171,422
Banque Saudi Fransi, expiring 02/23/15	28,033	233,853
Etihad Etisalat Co., expiring 11/20/17	16,920	197,794
Fawaz Abdulaziz Alhokair Co., expiring 02/23/15.	6,400	168,740
Jarir Marketing Co., expiring 05/04/15	3,025	149,699
Mobile Telecommunications Co. KSC, expiring 05/04/15	44,362	76,211
National Industrialization, expiring 05/04/15	23,850	168,973
Riyad Bank, expiring 11/20/17	58,000	262,464

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

WARRANTS* (continued)	Units	Value (Note 2)
Saudi Arabia (continued)
Samba Financial Group, expiring 02/10/15	18,933	$194,650
Saudi Arabian Amiantit Co., expiring 05/11/15	21,300	73,922
Saudi Arabian Fetilizer Co., expiring 05/11/15	3,466	130,018
Saudi Arabian Mining Co., expiring 05/11/15	21,900	178,373
Saudi Basic Industries, expiring 02/23/15	15,800	351,392
Saudi Cement Co., expiring 08/10/15	4,700	119,788
Saudi International Petrochemical Co., expiring 03/27/15	17,830	126,038
Saudi Telecom Co., expiring 05/11/15	18,300	320,427
Savola, expiring 02/02/15	14,900	312,327
Yamamah Saudi Cement Co., expiring 02/02/15	12,750	162,767

		4,101,355

Thailand
Minor International PCL, expiring 11/25/17(g)	19,500	2,881

Vietnam — 0.7%
Bank for Foreign Trade of Vietnam JSC, expiring 10/14/16	203,690	303,846
Bao Viet Holdings, expiring 10/15/19	75,570	113,082
Danang Rubber JSC, expiring 06/03/19	50,400	131,980
Development Investment Construction JSC, expiring 07/27/15	176,962	108,403
Gemadept Corp., expiring 11/18/19	125,667	169,828
HAGL JSC, expiring 03/03/15	216,640	223,884
Hoa Phat Group JSC, expiring 03/03/15	153,699	380,925
Masan Group Corp., expiring 07/07/16	184,900	717,642
Masan Group Corp., expiring 12/12/18	52,000	201,824
PetroVietnam Construction JSC, expiring 05/20/16	368,677	82,753
PetroVietnam Drilling & Well Services JSC, expiring 09/06/16	82,606	249,151
PetroVietnam Fertilizer & Chemicals JSC, expiring 11/25/19	95,000	136,825
PetroVietnam Gas JSC, expiring 06/03/19	88,200	290,769
PetroVietnam Technical Service JSC, expiring 06/24/19	134,600	169,312
Pha Lai Thermal Power JSC, expiring 01/13/15	130,900	161,598
Saigon Thuong Tin Commercial JSB, expiring 06/03/19	126,700	106,645
Vietnam Construction and Import-Export JSC, expiring 11/18/19	417,000	247,646
Vietnam Joint Stock Commercial Bank for Industry & Trade, expiring 10/27/16	511,134	329,841
Vingroup JSC, expiring 07/31/19	97,091	213,387

		4,339,341

TOTAL WARRANTS (cost $16,974,597)		16,968,116

TOTAL LONG-TERM INVESTMENTS (cost $632,592,614)		577,708,293

SHORT-TERM INVESTMENT — 2.0%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $11,833,715; includes $5,642,604 of cash collateral for securities on loan)(b)(w)(Note 4)	11,833,715	$11,833,715

TOTAL INVESTMENTS — 101.0% (cost $644,426,329)		589,542,008
Liabilities in excess of other assets — (1.0)%		(5,645,024)

NET ASSETS — 100.0%		$583,896,984

See	the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,414,864; cash collateral of $5,642,604 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$4,399,592	$—	$—
Bahrain	2,133,509	1,960,562	—
Belgium	88,014	—	—
Botswana	4,883,080	—	—
Brazil	18,967,914	—	—
Bulgaria	1,399,756	—	139,567
Chile	17,981,482	—	—
China	8,023,467	47,810,737	144,155
Colombia	7,065,225	—	—
Croatia	1,299,688	1,842,245	—
Czech Republic	1,250,564	6,000,349	—
Egypt	978,041	—	—
Estonia	2,606,038	1,265,820	—
Ghana	851,874	1,968,967	—
Greece	1,662,454	5,672,079	—
Hong Kong	—	1,611,403	131,624
Hungary	965,966	6,118,962	—
India	9,439,960	27,621,884	—
Indonesia	152,386	17,484,494	—
Jordan	903,445	3,001,245	646,592
Kazakhstan	3,514,461	—	—
Kenya	3,588,044	705,025	—
Kuwait	1,581,731	6,374,460	295,299
Latvia	551,997	—	107,488
Lebanon	1,855,392	—	—
Lithuania	850,978	205,057	—
Luxembourg	351,639	—	—
Malaysia	3,322,125	13,424,649	—
Mauritius	4,455,720	119,085	—
Mexico	32,954,297	—	—
Monaco	382,580	—	—
Morocco	1,667,992	2,718,650	—
Netherlands	195,769	—	—
Nigeria	1,138,122	3,004,861	—
Oman	174,026	4,093,844	—
Pakistan	3,283,144	1,072,349	—
Panama	1,668,604	—	—
Peru	6,703,941	—	1,098,642
Philippines	610,209	11,983,732	—
Poland	2,079,735	14,290,521	—
Qatar	315,170	8,322,676	—
Romania	2,166,613	2,331,441	—
Russia	19,242,131	7,336,202	14,464
Slovenia	2,814,103	1,521,561	—
South Africa	2,940,353	34,850,057	—
South Korea	2,509,068	33,509,646	—
Taiwan	506,594	36,920,344	24,158
Thailand	13,460,686	3,358,783	—
Togo	194,010	—	—
Tunisia	1,767,463	—	—
Turkey	—	19,691,447	—
Ukraine	231,835	60,920	—
United Arab Emirates	2,306,995	6,431,756	—

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
United Kingdom	$—	$1,679,588	$—
United States	1,919,943	—	—
Preferred Stocks
Brazil	12,282,667	—	—
Colombia	617,129	167,717	—
Croatia	1,283,639	—	—
Philippines	—	—	—
Russia	—	1,051,920	—
Togo	—	—	—
Rights
Nigeria	—	2,121	—
Taiwan	—	9,669	—
Warrants
Egypt	—	8,524,539	—
Malaysia	—	—	—
Saudi Arabia	—	4,101,355	—
Thailand	—	2,881	—
Vietnam	—	4,339,341	—
Affiliated Money Market Mutual Fund	11,833,715	—	—

Total	$232,375,075	$354,564,944	$2,601,989

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks
Balance as of 12/31/13	$5,335,015	$1,809
Realized gain (loss)	(40,752)	—
Change in unrealized appreciation (depreciation)*	(1,961,718)	(1,809)
Purchases	5,051	—
Sales	(70,982)	—
Transfers into Level 3	4,020,379	—
Transfers out of Level 3	(4,685,004)	—

Balance as of 12/31/14	$2,601,989	$—

*	Of which, $(1,752,858) was relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were eight Common Stocks transferred out of Level 3 as a result of being traded on an exchange and eight Common Stocks transferred into Level 3 as a result of experiencing no trade volume.

Fair value of Level 2 investments at 12/31/13 was $365,269,957, which was a result of valuing investments using third party vendor modeling tools. An amount of $17,304,101 was transferred from Level 2 into Level 1 at 12/31/14 as a result of using quoted prices in active markets for such foreign securities. An amount of $52,188,679 was transferred from Level 1 into Level 2 at 12/31/14 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):
Banks	18.1%
Oil, Gas & Consumable Fuels	8.3
Wireless Telecommunication Services	6.4
Metals & Mining	4.8
Food Products	3.5
Diversified Telecommunication Services	3.5
Industrial Conglomerates	3.2
Electric Utilities	2.9
Construction Materials	2.6
Chemicals	2.6
Food & Staples Retailing	2.2
Internet Software & Services	2.0
Affiliated Money Market Mutual Fund (1.0% represents investments purchased with collateral from securities on loan)	2.0
Beverages	2.0
Real Estate Management & Development	2.0
Insurance	1.9
Pharmaceuticals	1.9
Diversified Financial Services	1.8
Independent Power & Renewable Electricity Producers	1.8
Electronic Equipment, Instruments & Components	1.6
Construction & Engineering	1.6
Transportation Infrastructure	1.6
Media	1.5
Automobiles	1.5
IT Services	1.4
Technology Hardware, Storage & Peripherals	1.4
Hotels, Restaurants & Leisure	1.3
Semiconductors & Semiconductor Equipment	1.3
Airlines	0.9
Tobacco	0.9
Specialty Retail	0.9
Multiline Retail	0.8

Marine	0.8%
Textiles, Apparel & Luxury Goods	0.7
Machinery	0.7
Capital Markets	0.6
Health Care Providers & Services	0.6
Household Durables	0.6
Auto Components	0.6
Gas Utilities	0.5
Trading Companies & Distributors	0.5
Consumer Finance	0.5
Electrical Equipment	0.5
Household Products	0.4
Paper & Forest Products	0.3
Personal Products	0.3
Water Utilities	0.3
Real Estate Investment Trusts (REITs)	0.3
Software	0.3
Energy Equipment & Services	0.2
Aerospace & Defense	0.2
Thrifts & Mortgage Finance	0.2
Diversified Consumer Services	0.2
Air Freight & Logistics	0.2
Building Products	0.2
Communications Equipment	0.2
Containers & Packaging	0.2
Multi-Utilities	0.1
Internet & Catalog Retail	0.1
Road & Rail	0.1
Health Care Equipment & Supplies	0.1
Leisure Products	0.1
Distributors	0.1
Commercial Services & Supplies	0.1

101.0
Liabilities in excess of other assets	(1.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$16,968,116	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights (1)	Warrants(1)	Total
Equity contracts	$(158,427)	$6,819,514	$6,661,087

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Total
Equity contracts	$11,790	$(4,097,898)	$(4,086,108)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014 the Portfolio’s average cost for warrants was $16,341,489.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014
ASSETS:
Investments at value, including securities on loan of $5,414,864:
Unaffiliated investments (cost $632,592,614)	$577,708,293
Affiliated investments (cost $11,833,715)	11,833,715
Foreign currency, at value (cost $856,534)	848,133
Dividends and interest receivable	591,018
Tax reclaim receivable	419,514
Receivable for fund share sold	392,264
Prepaid expenses	5,459

Total Assets	591,798,396

LIABILITIES:
Payable to broker for collateral for securities on loan	5,642,604
Payable for investments purchased	1,296,336
Accrued expenses and other liabilities	515,828
Advisory fees payable	261,486
Foreign capital gains tax liability accrued	133,113
Foreign withholding taxes payable	36,046
Distribution fee payable	9,635
Payable to custodian	6,003
Affiliated transfer agent fee payable	361

Total Liabilities	7,901,412

NET ASSETS	$583,896,984

Net assets were comprised of:
Paid-in capital	$550,726,402
Retained earnings	33,170,582

Net assets, December 31, 2014	$583,896,984

Net asset value and redemption price per share, $583,896,984 / 68,298,216 outstanding shares of beneficial interest	$8.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2014
INCOME
Unaffiliated dividend income (net of $2,146,192 foreign withholding tax)	$17,883,703
Affiliated income from securities lending, net	111,304
Affiliated dividend income	4,633
Interest income	538

18,000,178

EXPENSES
Advisory fees	7,150,265
Distribution fee	660,772
Custodian and accounting fees	1,329,000
Audit fee	28,000
Trustees’ fees	15,000
Legal fees and expenses	12,000
Shareholders’ reports	11,000
Insurance expenses	9,000
Loan interest expense	8,108
Commitment fee on syndicated credit agreement	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Miscellaneous	120,271

Total expenses	9,359,416

NET INVESTMENT INCOME	8,640,762

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	19,659,222
Foreign currency transactions	(228,936)

19,430,286

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $105,379)	(56,434,173)
Foreign currencies	(81,602)

(56,515,775)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(37,085,489)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,444,727)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,640,762	$10,023,056
Net realized gain on investment and foreign currency transactions	19,430,286	40,831,889
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(56,515,775)	(59,459,361)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(28,444,727)	(8,604,416)

FUND SHARE TRANSACTIONS:
Fund share sold [7,836,685 and 32,380,319 shares, respectively]	71,026,142	289,769,906
Fund share repurchased [15,639,822 and 107,856,846 shares, respectively]	(141,096,724)	(955,329,715)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(70,070,582)	(665,559,809)

TOTAL DECREASE IN NET ASSETS	(98,515,309)	(674,164,225)
NET ASSETS:
Beginning of year	682,412,293	1,356,576,518

End of year	$583,896,984	$682,412,293

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST QMA EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 89.8%	Shares	Value (Note 2)
Brazil — 4.4%
AMBEV SA	63,800	$392,420
Banco do Brasil SA	123,400	1,103,460
BB Seguridade Participacoes SA	31,000	375,051
BR Properties SA	7,600	29,306
BRF SA	28,200	673,015
Cielo SA	55,900	876,290
Duratex SA	13,200	39,875
Hypermarcas SA*	15,700	98,339
JBS SA	294,500	1,240,840
Klabin SA	19,800	108,676
Kroton Educacional SA	34,100	198,838
Lojas Renner SA	5,600	161,098
Petroleo Brasileiro SA	230,100	830,133
Porto Seguro SA	79,200	905,756
Vale SA	37,100	305,794

		7,338,891

Chile — 1.0%
Banco de Credito e Inversiones	7,514	370,735
Cencosud SA	152,068	379,406
Cia Cervecerias Unidas SA	6,472	61,219
Empresas CMPC SA	42,617	106,637
Enersis SA	850,940	278,683
Vina Concha y Toro SA	212,215	414,954

		1,611,634

China — 20.0%
Agricultural Bank of China Ltd. (Class H Stock)	2,933,000	1,475,199
ANTA Sports Products Ltd.	42,000	73,831
Bank of China Ltd. (Class H Stock)	3,910,000	2,194,563
Bank of Communications Co. Ltd. (Class H Stock)	1,659,000	1,542,488
BBMG Corp. (Class H Stock)	50,000	41,567
BYD Co. Ltd. (Class H Stock)	27,000	104,126
China Agri-Industries Holdings Ltd.	303,000	124,398
China CITIC Bank Corp. Ltd. (Class H Stock)	1,817,000	1,448,585
China Communications Construction Co. Ltd. (Class H Stock)	187,000	223,953
China Construction Bank Corp. (Class H Stock)	3,119,000	2,547,545
China Everbright Bank Co. Ltd. (Class H Stock)	1,652,000	894,986
China Everbright International Ltd.	110,000	162,404
China International Marine Containers Group Co. Ltd. (Class H Stock)	21,900	48,288
China Life Insurance Co. Ltd. (Class H Stock)	212,000	830,646
China Merchants Bank Co. Ltd. (Class H Stock)	186,000	464,285
China Mobile Ltd.	192,500	2,254,704
China Petroleum & Chemical Corp. (Class H Stock)	2,090,800	1,693,212
China Railway Construction Corp. Ltd. (Class H Stock)	86,000	109,194
China Railway Group Ltd. (Class H Stock)	1,805,000	1,476,257
China Resources Land Ltd.	88,000	231,266
China Resources Power Holdings Co. Ltd.	424,000	1,081,508

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China State Construction International Holdings Ltd.	78,000	$109,085
China Telecom Corp. Ltd. (Class H Stock)	1,966,000	1,140,255
China Unicom Hong Kong Ltd.	734,000	983,662
Chongqing Rural Commercial Bank	110,000	68,246
CITIC Pacific Ltd.	92,000	156,840
CNOOC Ltd. (Class H Stock)	729,000	985,731
Evergrande Real Estate Group Ltd.	2,472,000	996,166
GOME Electrical Appliances Holding Ltd.	443,000	64,751
Huaneng Power International, Inc. (Class H Stock)	988,000	1,335,029
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,465,000	1,799,924
New China Life Insurance Co. Ltd. (Class H Stock)(g)	36,300	182,147
PetroChina Co. Ltd. (Class H Stock)	838,000	930,253
Ping An Insurance Group Co. (Class H Stock)	84,000	850,546
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	418,000	941,197
Shui On Land Ltd.	159,000	37,393
Sino-Ocean Land Holdings Ltd.	271,000	152,798
Sinotrans Ltd. (Class H Stock)	76,000	50,214
SOHO China Ltd.	749,000	528,269
Tencent Holdings Ltd.	165,600	2,396,055
Yuexiu Property Co. Ltd.	2,528,580	483,862
Zhejiang Expressway Co. Ltd. (Class H Stock)	290,000	335,838

		33,551,266

Colombia — 0.1%
Almacenes Exito SA	8,970	110,214
Cemex Latam Holdings SA*	7,307	49,195

		159,409

Czech Republic — 0.1%
CEZ A/S	6,846	175,791

Greece — 0.2%
Folli Follie SA*	10,241	327,204

Hong Kong — 1.5%
China Resources Cement Holdings Ltd.	1,364,000	879,053
Huabao International Holdings Ltd.	1,212,000	987,705
Kingboard Chemical Holdings Ltd.	195,000	327,429
Shimao Property Holdings Ltd.	59,500	131,769
Sino Biopharmaceutical Ltd.	128,000	115,342

		2,441,298

Hungary — 0.4%
Richter Gedeon Nyrt	45,689	615,292

India — 5.8%
Dr. Reddy’s Laboratories Ltd., ADR(a)	22,100	1,114,945
GAIL India Ltd., GDR, RegS	9,156	388,214
ICICI Bank Ltd., ADR	90,000	1,039,500
Infosys Ltd., ADR	74,000	2,328,040
Mahindra & Mahindra Ltd., GDR	14,555	286,006
Reliance Industries Ltd., GDR	57,677	1,626,491
Reliance Infrastructure Ltd., GDR	3,039	74,455
Sesa Goa Ltd., ADR	58,800	798,504
State Bank of India, GDR, RegS	9,688	478,103
Tata Motors Ltd., ADR	31,400	1,327,592

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
India (continued)
Tata Steel Ltd., GDR, RegS	49,045	$304,079

		9,765,929

Indonesia — 1.7%
Adaro Energy Tbk PT	593,400	49,510
Astra Agro Lestari Tbk PT	16,700	32,631
Bank Central Asia Tbk PT	122,500	129,940
Bank Negara Indonesia Persero Tbk PT	2,656,600	1,301,720
Gudang Garam Tbk PT	20,500	100,428
Indofood CBP Sukses Makmur Tbk PT	49,900	52,623
Indofood Sukses Makmur Tbk PT	978,400	533,409
Lippo Karawaci Tbk PT	838,200	68,819
Telekomunikasi Indonesia Persero Tbk PT	2,145,300	493,052
Unilever Indonesia Tbk PT	16,200	42,019

		2,804,151

Malaysia — 3.3%
Astro Malaysia Holdings Bhd	69,300	59,902
British American Tobacco Malaysia Bhd	46,300	857,516
DiGi.Com Bhd	650,800	1,146,439
Felda Global Ventures Holdings Bhd	314,600	195,545
Hong Leong Bank Bhd	143,100	572,154
IJM Corp. Bhd	50,100	94,139
IOI Corp. Bhd	259,900	356,688
MISC Bhd	460,600	950,309
PPB Group Bhd	113,200	462,966
UMW Holdings Bhd	237,200	744,679
YTL Corp. Bhd	187,200	85,127
YTL Power International Bhd	69,600	29,382

		5,554,846

Mexico — 4.4%
Alfa SAB de CV (Class A Stock)*	98,300	219,470
America Movil SAB de CV (Class L Stock)	1,519,000	1,688,493
Arca Continental SAB de CV*	149,400	945,183
Coca-Cola Femsa SAB de CV (Class L Stock)	7,200	61,802
Fibra Uno Administracion SA de CV	235,300	693,440
Gruma SAB de CV (Class B Stock)	21,800	232,455
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	13,269	83,389
Grupo Mexico SAB de CV (Class B Stock)	254,300	738,058
Grupo Televisa SAB*	227,000	1,547,670
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	68,600	149,208
Promotora y Operadora de Infraestructura
SAB de CV*	79,400	954,657

		7,313,825

Philippines — 0.7%
Globe Telecom, Inc.	1,420	54,522
JG Summit Holdings, Inc.	293,780	430,236
Jollibee Foods Corp.	122,570	585,941
Universal Robina Corp.	43,020	187,562

		1,258,261

Poland — 1.7%
CCC SA	980	36,849
Cyfrowy Polsat SA	8,257	54,547
Enea SA	9,325	40,119
KGHM Polska Miedz SA	24,894	758,891

COMMON STOCKS (continued)	Shares	Value (Note 2)
Poland (continued)
Orange Polska SA	195,705	$457,281
PGE SA	140,596	743,363
Powszechny Zaklad Ubezpieczen SA	5,995	818,152

		2,909,202

Qatar — 0.6%
Barwa Real Estate Co.	4,534	51,429
Masraf Al Rayan	41,637	498,441
Qatar National Bank SAQ	7,460	433,331

		983,201

Russia — 3.0%
Alrosa AO*	249,100	253,115
Gazprom OAO	563,520	1,208,041
Lukoil OAO	25,647	927,650
Magnit OJSC, GDR, RegS	11,158	506,573
MegaFon OAO, GDR	4,188	57,711
MMC Norilsk Nickel OJSC	2,347	310,575
Mobile Telesystems OJSC, ADR	9,900	71,082
Moscow Exchange (The)*	169,910	163,843
NovaTek OAO, GDR, RegS	2,305	180,712
Rosneft OAO	80,890	257,702
Sberbank of Russia	97,933	396,629
Sistema JSFC, GDR, RegS	31,310	163,125
Surgutneftegas OJSC, ADR	61,336	260,555
Tatneft OAO	32,610	122,034
Uralkali OJSC*	70,030	145,360

		5,024,707

South Africa — 8.6%
Barclays Africa Group Ltd.	14,524	227,110
Barloworld Ltd.	86,521	712,195
Coronation Fund Managers Ltd.	80,699	798,628
FirstRand Ltd.	397,949	1,729,967
Liberty Holdings Ltd.	4,891	51,875
Mediclinic International	18,045	156,197
Mr. Price Group Ltd.	62,310	1,260,462
MTN Group Ltd.	72,100	1,371,525
Naspers Ltd. (Class N Stock)	10,737	1,388,887
Nedbank Group Ltd.	8,643	185,093
Netcare Ltd.	281,778	920,882
Rand Merchant Insurance Holdings Ltd.	28,378	100,238
Redefine Properties Ltd.	147,369	136,307
RMB Holdings Ltd.	85,482	472,071
Sanlam Ltd.	214,053	1,288,018
Sasol Ltd.	43,802	1,634,816
Spar Group Ltd. (The)	75,223	1,044,519
Telkom SA SOC Ltd.*	16,634	99,976
Woolworths Holdings Ltd.	139,620	925,923

		14,504,689

South Korea — 14.3%
Amorepacific Corp.*	47	94,886
AMOREPACIFIC Group*	421	380,769
CJ Corp.*	1,416	200,479
Coway Co. Ltd.*	13,961	1,064,549
Dongbu Insurance Co. Ltd.*	1,902	94,982
E-Mart Co. Ltd.*	5,448	1,008,192
Hanwha Corp.*	2,017	57,027
Hyundai Hysco Co. Ltd.*	12,634	835,638
Hyundai Mobis Co. Ltd.*	2,787	596,270

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Hyundai Motor Co.	1,282	$195,833
Hyundai Steel Co.*	18,832	1,078,657
Industrial Bank of Korea*	51,930	664,319
Kangwon Land, Inc.*	5,224	143,990
KB Financial Group, Inc.*	7,154	233,893
Korea Electric Power Corp.*	11,862	457,079
Korea Zinc Co. Ltd.*	358	130,855
KT&G Corp.	17,795	1,235,567
LG Corp.*	4,108	228,168
LG Display Co. Ltd.*	38,982	1,182,300
LG Electronics, Inc.*	18,967	1,015,990
LG Uplus Corp.*	115,980	1,209,263
Lotte Shopping Co. Ltd.*	2,997	741,255
NAVER Corp.*	107	68,527
NCSoft Corp.	639	104,793
POSCO	2,790	702,787
Samsung C&T Corp.*	5,540	309,412
Samsung Electronics Co. Ltd.	3,892	4,679,136
Shinhan Financial Group Co. Ltd.*	18,323	736,495
SK C&C Co. Ltd.*	3,122	604,649
SK Holdings Co. Ltd.*	5,177	768,411
SK Hynix, Inc.*	50,084	2,140,361
SK Telecom Co. Ltd.	4,411	1,078,900

		24,043,432

Taiwan — 12.9%
Advanced Semiconductor Engineering, Inc.	514,000	610,440
Asia Cement Corp.	99,000	121,912
Asustek Computer, Inc.	10,000	109,110
AU Optronics Corp.	2,298,000	1,166,390
Catcher Technology Co. Ltd.	64,000	494,236
Cathay Financial Holding Co. Ltd.	957,600	1,414,988
Chang Hwa Commercial Bank	205,000	117,197
China Development Financial Holding Corp.	2,941,000	934,358
First Financial Holding Co. Ltd.	313,000	183,537
Foxconn Technology Co. Ltd.	279,000	749,637
Fubon Financial Holding Co. Ltd.	942,000	1,499,409
Giant Manufacturing Co. Ltd.	85,000	751,151
Hon Hai Precision Industry Co. Ltd.	707,832	1,954,688
Hotai Motor Co. Ltd.	3,000	44,895
Hua Nan Financial Holdings Co. Ltd.	818,850	457,952
Innolux Corp.	1,360,000	657,304
Inotera Memories, Inc.*	101,000	158,469
Largan Precision Co. Ltd.	4,000	299,425
MediaTek, Inc.	5,000	72,687
Mega Financial Holding Co. Ltd.	447,000	344,857
Nan Ya Plastics Corp.	216,000	445,405
Novatek Microelectronics Corp.	25,000	139,702
Pegatron Corp.	572,000	1,307,442
POU Chen Corp.	88,000	106,116
Realtek Semiconductor Corp.	20,000	66,416
Taishin Financial Holding Co. Ltd.	2,187,535	898,017
Taiwan Cement Corp.	146,000	199,591
Taiwan Semiconductor Manufacturing Co. Ltd.	1,262,000	5,559,705
Transcend Information, Inc.	55,000	170,670
United Microelectronics Corp.	122,000	56,629
Yuanta Financial Holding Co. Ltd.	1,305,450	633,180

		21,725,515

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thailand — 2.3%
Airports of Thailand PCL	129,800	$1,112,571
BTS Group Holdings PCL	1,072,100	314,461
PTT PCL	116,000	1,142,371
Siam Commercial Bank PCL	65,500	362,340
Thai Union Frozen Products PCL	320,400	881,343

		3,813,086

Turkey — 2.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	629,243	744,250
Eregli Demir ve Celik Fabrikalari TAS	425,040	808,676
KOC Holding A/S	26,234	138,737
TAV Havalimanlari Holding A/S	6,978	56,966
Tofas Turk Otomobil Fabrikasi A/S	89,934	612,862
Turkiye Sise ve Cam Fabrikalari A/S	730,559	1,134,673
Yapi ve Kredi Bankasi A/S	36,707	76,440

		3,572,604

United Arab Emirates — 0.7%
Abu Dhabi Commercial Bank	267,278	503,346
DP World Ltd.	7,148	150,108
Dubai Financial Market	54,554	28,857
Dubai Islamic Bank PJSC	252,425	463,491

		1,145,802

TOTAL COMMON STOCKS (cost $152,215,410)		150,640,035

EXCHANGE TRADED FUND — 2.5%
iShares MSCI Emerging Markets ETF(a) (cost $4,353,347)	105,000	4,125,450

PREFERRED STOCKS — 6.2%
Brazil — 5.2%
Banco Bradesco SA (PRFC)	136,510	1,800,482
Banco do Estado do Rio Grande do Sul SA (PRFC B)	129,700	707,490
Braskem SA (PRFC A)	119,900	789,350
Cia Energetica de Minas Gerais (PRFC)	148,800	735,547
Cia Energetica de Sao Paulo (PRFC B)	60,900	614,224
Itau Unibanco Holding SA (PRFC)	188,730	2,456,571
Itausa – Investimentos Itau SA (PRFC)	143,800	507,969
Metalurgica Gerdau SA (PRFC)	55,400	235,505
Oi SA (PRFC)*	90,700	293,780
Petroleo Brasileiro SA (PRFC)	117,500	442,912
Vale SA (PRFC)	22,400	162,046

		8,745,876

Chile — 0.1%
Embotelladora Andina SA (PRFC B)	80,836	228,696

Russia — 0.2%
AK Transneft OAO (PRFC)	146	300,048

South Korea — 0.7%
Hyundai Motor Co. (2nd PRFC)*	2,200	267,605
Samsung Electronics Co. Ltd. (PRFC)	1,000	940,571

		1,208,176

TOTAL PREFERRED STOCKS (cost $11,976,288)		10,482,796

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $168,545,045)		$165,248,281

SHORT-TERM INVESTMENTS — 4.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 4.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $6,965,180; includes $4,843,011 of cash collateral for securities on loan)(b)(w)(Note 4)	6,965,180	6,965,180

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills (cost $249,976)
0.045%	03/19/15	250	$249,990

TOTAL SHORT-TERM INVESTMENTS (cost $7,215,156)			7,215,170

TOTAL INVESTMENTS — 102.8% (cost $175,760,201)			172,463,451
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (2.8)%			(4,705,525)

NET ASSETS — 100.0%			$167,757,926

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,732,932; cash collateral of $4,843,011 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Long Positions:
50	Mini MSCI Emerging Markets Index	Mar. 2015	$2,268,250	$2,394,250	$126,000
5	MSCI Taiwan Stock Index	Jan. 2015	170,400	171,550	1,150

					$127,150

(1)	A U.S. Treasury security with a market value of $249,990 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Brazil	$7,338,891	$—	$—
Chile	1,611,634	—	—
China	156,840	33,394,426	—
Colombia	159,409	—	—
Czech Republic	—	175,791	—
Greece	—	327,204	—
Hong Kong	—	2,441,298	—
Hungary	—	615,292	—
India	9,765,929	—	—
Indonesia	—	2,804,151	—
Malaysia	1,214,386	4,340,460	—
Mexico	7,313,825	—	—
Philippines	—	1,258,261	—
Poland	—	2,909,202	—
Qatar	—	983,201	—
Russia	1,636,387	3,388,320	—
South Africa	152,113	14,352,576	—
South Korea	835,638	23,207,794	—
Taiwan	—	21,725,515	—
Thailand	3,813,086	—	—
Turkey	—	3,572,604	—
United Arab Emirates	150,108	995,694	—
Exchange Traded Fund	4,125,450	—	—
Preferred Stocks:
Brazil	8,745,876	—	—
Chile	228,696	—	—
Russia	—	300,048	—
South Korea	—	1,208,176	—
U.S. Treasury Obligation	—	249,990	—
Affiliated Money Market Mutual Fund	6,965,180	—	—
Other Financial Instruments*
Futures	127,150	—	—

Total	$54,340,598	$118,250,003	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 12/31/13	$1,268,339
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	(1,268,339)

Balance as of 12/31/14	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one Common Stock transferred out of Level 3 as a result of being priced by a vendor.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Banks	18.3%
Oil, Gas & Consumable Fuels	7.5
Semiconductors & Semiconductor Equipment	5.4
Technology Hardware, Storage & Peripherals	4.9
Wireless Telecommunication Services	4.7
Metals & Mining	4.4
Affiliated Money Market Mutual Fund (2.9% represents investments purchased with collateral from securities on loan)	4.2
Insurance	4.1
Electronic Equipment, Instruments & Components	3.3
Food Products	3.0
Diversified Telecommunication Services	2.8
Exchange Traded Fund	2.5
Diversified Financial Services	2.3
IT Services	2.3
Automobiles	2.1
Industrial Conglomerates	2.0
Media	1.8
Food & Staples Retailing	1.8
Independent Power & Renewable Electricity Producers	1.8
Construction & Engineering	1.8
Real Estate Management & Development	1.6
Electric Utilities	1.5
Internet Software & Services	1.5
Chemicals	1.4
Tobacco	1.3

Beverages	1.3%
Household Durables	1.2
Health Care Providers & Services	1.2
Pharmaceuticals	1.1
Multiline Retail	1.1
Transportation Infrastructure	1.0
Specialty Retail	1.0
Real Estate Investment Trusts (REITs)	0.9
Capital Markets	0.9
Construction Materials	0.8
Trading Companies & Distributors	0.6
Marine	0.6
Leisure Products	0.4
Hotels, Restaurants & Leisure	0.4
Auto Components	0.4
Personal Products	0.3
Gas Utilities	0.2
Road & Rail	0.2
U.S. Treasury Obligation	0.1
Textiles, Apparel & Luxury Goods	0.1
Diversified Consumer Services	0.1
Household Products	0.1
Commercial Services & Supplies	0.1
Paper & Forest Products	0.1
Multi-Utilities	0.1
Containers & Packaging	0.1
Software	0.1

102.8
Liabilities in excess of other assets	(2.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$127,150	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$25,635	$(470,076)	$(444,441)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$66,500

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long position was $2,508,790.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $4,732,932:
Unaffiliated investments (cost $168,795,021)	$165,498,271
Affiliated investments (cost $6,965,180)	6,965,180
Foreign currency, at value (cost $164,428)	162,306
Dividends and interest receivable	119,154
Tax reclaim receivable	85,714
Receivable for fund share sold	7,635
Due from broker-variation margin futures	2,550
Prepaid expenses	1,486

Total Assets	172,842,296

LIABILITIES:
Payable to broker for collateral for securities on loan	4,843,011
Accrued expenses and other liabilities	167,773
Advisory fees payable	70,440
Distribution fee payable	2,773
Affiliated transfer agent fee payable	361
Payable for fund share repurchased	12

Total Liabilities	5,084,370

NET ASSETS	$167,757,926

Net assets were comprised of:
Paid-in capital	$187,567,388
Retained earnings	(19,809,462)

Net assets, December 31, 2014	$167,757,926

Net asset value and redemption price per share, $167,757,926 / 17,662,358 outstanding shares of beneficial interest	$9.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $701,599 foreign withholding tax)	$5,019,969
Affiliated income from securities lending, net	16,552
Affiliated dividend income	4,250
Interest income	89

5,040,860

EXPENSES
Advisory fees	2,072,214
Distribution fee	190,111
Custodian and accounting fees	361,000
Audit fee	31,000
Trustees’ fees	12,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	3,000
Loan interest expense	68
Miscellaneous	26,904

Total expenses	2,726,297

NET INVESTMENT INCOME	2,314,563

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(4,169,020)
Futures transactions	(470,076)
Foreign currency transactions	(131,958)

(4,771,054)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,865,498)
Futures	66,500
Foreign currencies	(26,431)

(5,825,429)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(10,596,483)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,281,920)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	February 25, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,314,563	$4,244,236
Net realized loss on investment and foreign currency transactions	(4,771,054)	(18,397,520)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,825,429)	2,625,742

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(8,281,920)	(11,527,542)

FUND SHARE TRANSACTIONS:
Fund share sold [721,388 and 40,229,042 shares, respectively]	7,169,077	400,705,568
Fund share repurchased [7,506,614 and 15,781,458 shares, respectively]	(69,265,430)	(151,041,827)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(62,096,353)	249,663,741

TOTAL INCREASE (DECREASE) IN NET ASSETS	(70,378,273)	238,136,199
NET ASSETS:
Beginning of period	238,136,199	—

End of period	$167,757,926	$238,136,199

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST QMA LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.8%
General Dynamics Corp.	135,700	$18,675,034
Honeywell International, Inc.	82,800	8,273,376
L-3 Communications Holdings, Inc.	64,800	8,178,408
Northrop Grumman Corp.	33,000	4,863,870
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	42,300	1,820,592
United Technologies Corp.	70,600	8,119,000

		49,930,280

Air Freight & Logistics — 1.2%
C.H. Robinson Worldwide, Inc.	48,900	3,662,121
FedEx Corp.	175,800	30,529,428

		34,191,549

Airlines — 1.7%
Alaska Air Group, Inc.	52,200	3,119,472
Southwest Airlines Co.	658,000	27,846,560
Spirit Airlines, Inc.*	65,600	4,958,048
United Continental Holdings, Inc.*	173,600	11,612,104

		47,536,184

Auto Components — 0.8%
Delphi Automotive PLC (United Kingdom)	65,500	4,763,160
Johnson Controls, Inc.	236,800	11,446,912
Lear Corp.	42,800	4,197,824
Tenneco, Inc.*	19,000	1,075,590

		21,483,486

Automobiles — 0.1%
Thor Industries, Inc.	61,300	3,424,831

Banks — 5.2%
Bank of America Corp.	674,800	12,072,172
CIT Group, Inc.	103,600	4,955,188
Citigroup, Inc.	516,100	27,926,171
Fulton Financial Corp.	116,600	1,441,176
JPMorgan Chase & Co.	899,200	56,271,936
KeyCorp	1,591,400	22,120,460
PNC Financial Services Group, Inc. (The)	35,100	3,202,173
Regions Financial Corp.	538,500	5,686,560
Wells Fargo & Co.	229,900	12,603,118

		146,278,954

Beverages — 2.4%
Coca-Cola Enterprises, Inc.	147,000	6,500,340
Monster Beverage Corp.*	138,100	14,963,135
PepsiCo, Inc.	473,900	44,811,984

		66,275,459

Biotechnology — 4.3%
Alexion Pharmaceuticals, Inc.*	136,400	25,238,092
Amgen, Inc.	105,500	16,805,095
Biogen Idec, Inc.*	97,900	33,232,155
Celgene Corp.*	119,600	13,378,456
Gilead Sciences, Inc.*	320,600	30,219,756

		118,873,554

Building Products — 0.1%
A.O. Smith Corp.	52,800	2,978,448

Capital Markets — 2.7%
Ameriprise Financial, Inc.	114,500	15,142,625

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Franklin Resources, Inc.	211,500	$11,710,755
Goldman Sachs Group, Inc. (The)	173,100	33,551,973
Lazard Ltd. (Class A Stock)	52,900	2,646,587
SEI Investments Co.	84,800	3,395,392
State Street Corp.	104,400	8,195,400

		74,642,732

Chemicals — 2.9%
Celanese Corp. (Class A Stock)	129,100	7,740,836
Dow Chemical Co. (The)	409,700	18,686,417
LyondellBasell Industries NV (Class A Stock)	334,000	26,516,260
Sherwin-Williams Co. (The)	61,200	16,098,048
Westlake Chemical Corp.	176,600	10,788,494

		79,830,055

Commercial Services & Supplies
Pitney Bowes, Inc.	45,300	1,103,961

Communications Equipment — 3.1%
Cisco Systems, Inc.	1,466,400	40,787,916
F5 Networks, Inc.*	11,900	1,552,534
Harris Corp.	90,600	6,506,892
QUALCOMM, Inc.	525,700	39,075,281

		87,922,623

Construction & Engineering — 0.1%
Quanta Services, Inc.*	63,300	1,797,087

Consumer Finance — 1.1%
Capital One Financial Corp.	325,200	26,845,260
Discover Financial Services	79,000	5,173,710

		32,018,970

Diversified Consumer Services
H&R Block, Inc.	27,100	912,728

Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc. (Class B Stock)*	142,800	21,441,420
CME Group, Inc.	71,800	6,365,070

		27,806,490

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	618,100	20,761,979
Verizon Communications, Inc.	77,900	3,644,162

		24,406,141

Electric Utilities — 1.1%
American Electric Power Co., Inc.	70,200	4,262,544
Entergy Corp.	13,900	1,215,972
PPL Corp.	683,600	24,835,188
Southern Co. (The)	26,400	1,296,504

		31,610,208

Electrical Equipment — 0.4%
AMETEK, Inc.	28,300	1,489,429
Emerson Electric Co.	144,900	8,944,677

		10,434,106

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc.*	23,000	1,331,470
Ingram Micro, Inc. (Class A Stock)*	66,800	1,846,352

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp. (Class A Stock)*	14,300	$1,106,963

		4,284,785

Energy Equipment & Services — 1.0%
Helmerich & Payne, Inc.	53,700	3,620,454
Nabors Industries Ltd.	187,000	2,427,260
National Oilwell Varco, Inc.	139,900	9,167,647
Noble Corp. PLC (United Kingdom)	722,200	11,966,854

		27,182,215

Food & Staples Retailing — 3.8%
Costco Wholesale Corp.	145,200	20,582,100
CVS Health Corp.	88,700	8,542,697
Kroger Co. (The)	560,300	35,976,863
Wal-Mart Stores, Inc.	467,700	40,166,076

		105,267,736

Food Products — 2.4%
Archer-Daniels-Midland Co.	448,400	23,316,800
Bunge Ltd.	68,000	6,181,880
ConAgra Foods, Inc.	97,100	3,522,788
Kellogg Co.	174,400	11,412,736
Pilgrim’s Pride Corp.*(a)	195,400	6,407,166
Sanderson Farms, Inc.(a)	25,800	2,167,845
Tyson Foods, Inc. (Class A Stock)	367,900	14,749,111

		67,758,326

Gas Utilities — 0.4%
AGL Resources, Inc.	172,000	9,375,720
Questar Corp.	65,500	1,655,840

		11,031,560

Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	322,400	14,514,448
C.R. Bard, Inc.	64,500	10,746,990

		25,261,438

Health Care Providers & Services — 3.7%
Aetna, Inc.	304,900	27,084,267
Anthem, Inc.	201,800	25,360,206
CIGNA Corp.	163,800	16,856,658
Express Scripts Holding Co.*	191,600	16,222,772
UnitedHealth Group, Inc.	149,700	15,133,173
Universal Health Services, Inc. (Class B Stock)	26,800	2,981,768

		103,638,844

Health Care Technology — 0.4%
Cerner Corp.*(a)	164,000	10,604,240

Hotels, Restaurants & Leisure — 3.1%
Chipotle Mexican Grill, Inc.*	16,400	11,225,964
Las Vegas Sands Corp.	267,100	15,534,536
Marriott Vacations Worldwide Corp.	37,600	2,802,704
McDonald’s Corp.	365,100	34,209,870
Wyndham Worldwide Corp.	106,700	9,150,592
Yum! Brands, Inc.	176,800	12,879,880

		85,803,546

Household Products — 0.5%
Kimberly-Clark Corp.	43,200	4,991,328

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products (continued)
Procter & Gamble Co. (The)	94,700	$8,626,223

		13,617,551

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp.	969,700	13,352,769

Industrial Conglomerates — 2.2%
Carlisle Cos., Inc.	59,400	5,360,256
General Electric Co.	2,192,400	55,401,948

		60,762,204

Insurance — 1.9%
Aflac, Inc.	408,900	24,979,701
American Financial Group, Inc.	68,300	4,147,176
Genworth Financial, Inc. (Class A Stock)*	620,500	5,274,250
MetLife, Inc.	19,300	1,043,937
PartnerRe Ltd.	24,500	2,796,185
Travelers Cos., Inc. (The)	40,100	4,244,585
Unum Group	305,900	10,669,792

		53,155,626

Internet Software & Services — 2.5%
Google, Inc. (Class A Stock)*	49,340	26,182,764
Google, Inc. (Class C Stock)*	83,740	44,080,736

		70,263,500

IT Services — 2.2%
Broadridge Financial Solutions, Inc.	130,100	6,008,018
Cognizant Technology Solutions Corp. (Class A Stock)*	144,800	7,625,168
Computer Sciences Corp.	22,100	1,393,405
DST Systems, Inc.	76,000	7,155,400
Fiserv, Inc.*	196,100	13,917,217
Genpact Ltd.*	46,300	876,459
International Business Machines Corp.	23,500	3,770,340
Leidos Holdings, Inc.	28,400	1,235,968
MasterCard, Inc. (Class A Stock)	27,800	2,395,248
Syntel, Inc.*(a)	64,200	2,887,716
Visa, Inc. (Class A Stock)	51,000	13,372,200

		60,637,139

Leisure Products — 0.1%
Polaris Industries, Inc.(a)	15,300	2,313,972

Machinery — 1.4%
Dover Corp.	31,100	2,230,492
Illinois Tool Works, Inc.	92,600	8,769,220
Oshkosh Corp.	94,400	4,592,560
Parker Hannifin Corp.	160,700	20,722,265
Timken Co. (The)	58,000	2,475,440

		38,789,977

Media — 2.1%
Comcast Corp. (Class A Stock)	128,500	7,454,285
DIRECTV*	109,000	9,450,300
Discovery Communications, Inc. (Class C Stock)*	203,200	6,851,904
Walt Disney Co. (The)	365,100	34,388,769

		58,145,258

Metals & Mining — 0.2%
Southern Copper Corp.(a)	211,500	5,964,300

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail — 0.5%
Dollar Tree, Inc.*	200,800	$14,132,304

Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	242,700	10,050,207
SCANA Corp.	39,900	2,409,960

		12,460,167

Oil, Gas & Consumable Fuels — 7.3%
Anadarko Petroleum Corp.	272,700	22,497,750
Chesapeake Energy Corp.	161,100	3,152,727
Chevron Corp.	201,500	22,604,270
ConocoPhillips(a)	256,100	17,686,266
Continental Resources, Inc.*(a)	62,000	2,378,320
Devon Energy Corp.	127,400	7,798,154
Exxon Mobil Corp.	617,100	57,050,895
Marathon Oil Corp.	34,700	981,663
Marathon Petroleum Corp.	90,000	8,123,400
ONEOK, Inc.	123,300	6,139,107
Phillips 66	381,800	27,375,060
SM Energy Co.	48,100	1,855,698
Valero Energy Corp.	515,500	25,517,250

		203,160,560

Personal Products — 0.1%
Avon Products, Inc.	389,000	3,652,710

Pharmaceuticals — 6.2%
AbbVie, Inc.	294,200	19,252,448
Allergan, Inc.	45,400	9,651,586
Bristol-Myers Squibb Co.	488,700	28,847,961
Eli Lilly & Co.	38,700	2,669,913
Johnson & Johnson	425,900	44,536,363
Merck & Co., Inc.	284,700	16,168,113
Pfizer, Inc.	1,644,800	51,235,520

		172,361,904

Real Estate Investment Trusts (REITs) — 2.0%
American Capital Agency Corp.	676,900	14,776,727
Annaly Capital Management, Inc.	1,816,400	19,635,284
Chambers Street Properties(a)	224,800	1,811,888
Franklin Street Properties Corp.	118,700	1,456,449
Hospitality Properties Trust	193,200	5,989,200
Invesco Mortgage Capital, Inc.	78,200	1,208,972
ProLogis, Inc.	142,400	6,127,472
RLJ Lodging Trust	52,100	1,746,913
Simon Property Group, Inc.	15,500	2,822,705

		55,575,610

Real Estate Management & Development — 1.0%
CBRE Group, Inc. (Class A Stock)*	499,200	17,097,600
Jones Lang LaSalle, Inc.	72,300	10,839,939

		27,937,539

Road & Rail — 2.5%
CSX Corp.	235,100	8,517,673
Norfolk Southern Corp.	207,200	22,711,192
Union Pacific Corp.	324,200	38,621,946

		69,850,811

Semiconductors & Semiconductor Equipment — 3.7%
Broadcom Corp. (Class A Stock)	229,400	9,939,902
Intel Corp.	1,349,900	48,987,871
Skyworks Solutions, Inc.	185,500	13,487,705

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	590,600	$31,576,429

		103,991,907

Software — 4.4%
ANSYS, Inc.*	26,300	2,156,600
Manhattan Associates, Inc.*	117,600	4,788,672
Microsoft Corp.	922,600	42,854,770
Oracle Corp.	1,151,400	51,778,458
Symantec Corp.	841,500	21,588,683

		123,167,183

Specialty Retail — 3.3%
AutoNation, Inc.*	54,100	3,268,181
Dick’s Sporting Goods, Inc.	28,800	1,429,920
DSW, Inc. (Class A Stock)	164,900	6,150,770
Foot Locker, Inc.	64,600	3,629,228
Gap, Inc. (The)	360,700	15,189,077
Home Depot, Inc. (The)	102,100	10,717,437
Lowe’s Cos., Inc.	195,700	13,464,160
Ross Stores, Inc.	284,000	26,769,840
TJX Cos., Inc. (The)	119,100	8,167,878
Ulta Salon Cosmetics & Fragrance, Inc.*	34,800	4,448,832

		93,235,323

Technology Hardware, Storage & Peripherals — 4.9%
Apple, Inc.	913,200	100,799,016
Hewlett-Packard Co.	884,300	35,486,959

		136,285,975

Textiles, Apparel & Luxury Goods — 1.1%
Michael Kors Holdings Ltd.*	316,700	23,784,170
NIKE, Inc. (Class B Stock)	76,900	7,393,935

		31,178,105

Tobacco — 1.0%
Altria Group, Inc.	237,800	11,716,406
Philip Morris International, Inc.	210,000	17,104,500

		28,820,906

Trading Companies & Distributors — 0.1%
MRC Global, Inc.*	99,500	1,507,425

TOTAL LONG-TERM INVESTMENTS (cost $2,433,224,987)		2,758,611,261

SHORT-TERM INVESTMENTS — 2.0%
AFFILIATED MONEY MARKET MUTUAL FUND — 1.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $51,535,823; includes $24,580,611 of cash collateral for securities on loan)(b)(w)(Note 4)	51,535,823	51,535,823

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills (cost $2,399,769)
0.045%	03/19/15	2,400	$2,399,899
TOTAL SHORT-TERM INVESTMENTS (cost $53,935,592)			53,935,722

TOTAL INVESTMENTS — 100.8% (cost $2,487,160,579)			2,812,546,983
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (0.8)%			(21,034,102)

NET ASSETS — 100.0%			$2,791,512,881

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $23,673,892; cash collateral of $24,580,611 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Long Position:
300	S&P 500 E-Mini	Mar. 2015	$30,131,875	$30,786,000	$654,125

(1)	U.S. Treasury securities with a market value of $2,399,899 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$49,930,280	$—	$—
Air Freight & Logistics	34,191,549	—	—
Airlines	47,536,184	—	—
Auto Components	21,483,486	—	—
Automobiles	3,424,831	—	—
Banks	146,278,954	—	—
Beverages	66,275,459	—	—
Biotechnology	118,873,554	—	—
Building Products	2,978,448	—	—
Capital Markets	74,642,732	—	—
Chemicals	79,830,055	—	—
Commercial Services & Supplies	1,103,961	—	—
Communications Equipment	87,922,623	—	—
Construction & Engineering	1,797,087	—	—
Consumer Finance	32,018,970	—	—
Diversified Consumer Services	912,728	—	—
Diversified Financial Services	27,806,490	—	—
Diversified Telecommunication Services	24,406,141	—	—
Electric Utilities	31,610,208	—	—
Electrical Equipment	10,434,106	—	—
Electronic Equipment, Instruments & Components	4,284,785	—	—
Energy Equipment & Services	27,182,215	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Food & Staples Retailing	$105,267,736	$—	$—
Food Products	67,758,326	—	—
Gas Utilities	11,031,560	—	—
Health Care Equipment & Supplies	25,261,438	—	—
Health Care Providers & Services	103,638,844	—	—
Health Care Technology	10,604,240	—	—
Hotels, Restaurants & Leisure	85,803,546	—	—
Household Products	13,617,551	—	—
Independent Power & Renewable Electricity Producers	13,352,769	—	—
Industrial Conglomerates	60,762,204	—	—
Insurance	53,155,626	—	—
Internet Software & Services	70,263,500	—	—
IT Services	60,637,139	—	—
Leisure Products	2,313,972	—	—
Machinery	38,789,977	—	—
Media	58,145,258	—	—
Metals & Mining	5,964,300	—	—
Multiline Retail	14,132,304	—	—
Multi-Utilities	12,460,167	—	—
Oil, Gas & Consumable Fuels	203,160,560	—	—
Personal Products	3,652,710	—	—
Pharmaceuticals	172,361,904	—	—
Real Estate Investment Trusts (REITs)	55,575,610	—	—
Real Estate Management & Development	27,937,539	—	—
Road & Rail	69,850,811	—	—
Semiconductors & Semiconductor Equipment	103,991,907	—	—
Software	123,167,183	—	—
Specialty Retail	93,235,323	—	—
Technology Hardware, Storage & Peripherals	136,285,975	—	—
Textiles, Apparel & Luxury Goods	31,178,105	—	—
Tobacco	28,820,906	—	—
Trading Companies & Distributors	1,507,425	—	—
U. S. Treasury Obligation	—	2,399,899	—
Affiliated Money Market Mutual Fund	51,535,823	—	—
Other Financial Instruments*
Futures	654,125	—	—

Total	$2,810,801,209	$2,399,899	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Oil, Gas & Consumable Fuels	7.3%
Pharmaceuticals	6.2
Banks	5.2
Technology Hardware, Storage & Peripherals	4.9
Software	4.4
Biotechnology	4.3
Food & Staples Retailing	3.8
Semiconductors & Semiconductor Equipment	3.7
Health Care Providers & Services	3.7
Specialty Retail	3.3
Communications Equipment	3.1
Hotels, Restaurants & Leisure	3.1
Chemicals	2.9
Capital Markets	2.7
Internet Software & Services	2.5

Road & Rail	2.5%
Food Products	2.4
Beverages	2.4
Industrial Conglomerates	2.2
IT Services	2.2
Media	2.1
Real Estate Investment Trusts (REITs)	2.0
Insurance	1.9
Affiliated Money Market Mutual Fund (0.9% represents investments purchased with collateral from securities on loan)	1.9
Aerospace & Defense	1.8
Airlines	1.7
Machinery	1.4
Air Freight & Logistics	1.2
Consumer Finance	1.1
Electric Utilities	1.1
Textiles, Apparel & Luxury Goods	1.1
Tobacco	1.0
Real Estate Management & Development	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Diversified Financial Services	1.0%
Energy Equipment & Services	1.0
Health Care Equipment & Supplies	0.9
Diversified Telecommunication Services	0.9
Auto Components	0.8
Multiline Retail	0.5
Household Products	0.5
Independent Power & Renewable Electricity Producers	0.5
Multi-Utilities	0.4
Gas Utilities	0.4
Health Care Technology	0.4
Electrical Equipment	0.4
Metals & Mining	0.2

Electronic Equipment, Instruments & Components	0.1%
Personal Products	0.1
Automobiles	0.1
Building Products	0.1
U.S. Treasury Obligations	0.1
Leisure Products	0.1
Construction & Engineering	0.1
Trading Companies & Distributors	0.1

100.8
Liabilities in excess of other assets	(0.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and the Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$654,125	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,184,931

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(30,438)

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long position was $28,670,727.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST QMA LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $23,673,892:
Unaffiliated investments (cost $2,435,624,756)	$2,761,011,160
Affiliated investments (cost $51,535,823)	51,535,823
Dividends and interest receivable	4,352,612
Receivable for fund share sold	91,816
Prepaid expenses	21,423

Total Assets	2,817,012,834

LIABILITIES:
Payable to broker for collateral for securities on loan	24,580,611
Advisory fees payable	427,090
Due to broker-variation margin futures	364,500
Accrued expenses and other liabilities	80,912
Distribution fee payable	46,479
Affiliated transfer agent fee payable	361

Total Liabilities	25,499,953

NET ASSETS	$2,791,512,881

Net assets were comprised of:
Paid-in capital	$2,050,423,929
Retained earnings	741,088,952

Net assets, December 31, 2014	$2,791,512,881

Net asset value and redemption price per share, $2,791,512,881 / 205,127,323 outstanding shares of beneficial interest	$13.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income	$53,633,151
Affiliated income from securities lending, net	96,285
Affiliated dividend income	39,775
Interest income	970

53,770,181

EXPENSES
Advisory fees	19,226,266
Distribution fee	2,686,094
Custodian and accounting fees	157,000
Insurance expenses	34,000
Trustees’ fees	32,000
Audit fee	26,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	5,000
Loan interest expense	237
Miscellaneous	11,281

Total expenses	22,204,878
Less: advisory fee waivers and/or expense reimbursement	(391,053)

Net expenses	21,813,825

NET INVESTMENT INCOME	31,956,356

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	266,215,848
Futures transactions	4,184,931

270,400,779

Net change in unrealized appreciation (depreciation) on:
Investments	79,452,644
Futures	(30,438)

79,422,206

NET GAIN ON INVESTMENTS	349,822,985

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$381,779,341

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	April 29, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$31,956,356	$21,509,788
Net realized gain on investment transactions	270,400,779	91,181,500
Net change in unrealized appreciation (depreciation) on investments	79,422,206	246,618,323

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	381,779,341	359,309,611

FUND SHARE TRANSACTIONS:
Fund share sold [8,763,252 and 264,208,743 shares, respectively]	111,051,720	2,721,115,183
Fund share repurchased [25,780,849 and 42,063,823 shares, respectively]	(324,118,021)	(457,624,953)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(213,066,301)	2,263,490,230

TOTAL INCREASE IN NET ASSETS	168,713,040	2,622,799,841
NET ASSETS:
Beginning of period	2,622,799,841	—

End of period	$2,791,512,881	$2,622,799,841

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS — 99.6%	Shares	Value (Note 2)
Aerospace & Defense — 1.4%
Astronics Corp.*	72,494	$4,009,643
Hexcel Corp.*	199,376	8,272,110

		12,281,753

Airlines — 2.9%
JetBlue Airways Corp.*(a)	663,755	10,527,154
Spirit Airlines, Inc.*	158,427	11,973,913
Virgin America, Inc.*	57,970	2,507,203

		25,008,270

Banks — 5.7%
Bank of the Ozarks, Inc.	245,888	9,324,073
CoBiz Financial, Inc.	277,667	3,645,768
ConnectOne Bancorp, Inc.	145,960	2,773,240
Customers Bancorp, Inc.*	90,772	1,766,423
FCB Financial Holdings, Inc. (Class A Stock)*	173,804	4,282,531
First NBC Bank Holding Co.*	140,920	4,960,384
Opus Bank*	212,042	6,015,632
Pacific Premier Bancorp, Inc.*	125,747	2,179,195
PacWest Bancorp	87,873	3,994,707
Square 1 Financial, Inc.*	127,135	3,140,235
Talmer Bancorp, Inc. (Class A Stock), 144A	235,813	3,310,814
UMB Financial Corp.	77,497	4,408,804

		49,801,806

Biotechnology — 11.4%
Acorda Therapeutics, Inc.*(a)	147,745	6,038,338
Adamas Pharmaceuticals, Inc.*	69,509	1,207,371
Akebia Therapeutics, Inc.*(a)	114,273	1,330,138
Alnylam Pharmaceuticals, Inc.*	61,948	6,008,956
Anacor Pharmaceuticals, Inc.*(a)	110,792	3,573,042
Bellicum Pharmaceuticals, Inc.*(a)	64,450	1,484,928
Bluebird Bio, Inc.*	65,201	5,980,236
Celladon Corp.*	74,943	1,463,637
Cepheid, Inc.*(a)	98,584	5,337,338
Chimerix, Inc.*(a)	69,265	2,788,609
CTI BioPharma Corp.*(a)	967,684	2,283,734
Enanta Pharmaceuticals, Inc.*(a)	45,469	2,312,099
Epizyme, Inc.*(a)	160,665	3,031,749
Intercept Pharmaceuticals, Inc.*(a)	15,160	2,364,960
Intrexon Corp.*(a)	144,166	3,968,890
Isis Pharmaceuticals, Inc.*(a)	119,930	7,404,478
Keryx Biopharmaceuticals, Inc.*(a)	141,969	2,008,861
MacroGenics, Inc.*	121,982	4,277,909
Neurocrine Biosciences, Inc.*	169,818	3,793,734
NPS Pharmaceuticals, Inc.*	186,601	6,674,718
Ophthotech Corp.*(a)	101,975	4,575,618
OvaScience, Inc.*(a)	27,177	1,201,767
Portola Pharmaceuticals, Inc.*(a)	206,876	5,858,729
Puma Biotechnology, Inc.*(a)	24,819	4,697,492
Receptos, Inc.*	43,238	5,297,087
Seattle Genetics, Inc.*(a)	62,187	1,998,068
Ultragenyx Pharmaceutical, Inc.*	37,333	1,638,172
ZIOPHARM Oncology, Inc.*(a)	84,984	430,869

		99,031,527

Building Products — 2.3%
Apogee Enterprises, Inc.	153,071	6,485,618

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products (continued)
PGT, Inc.*	162,696	1,566,762
Trex Co., Inc.*(a)	285,189	12,143,348

		20,195,728

Capital Markets — 2.1%
Fortress Investment Group LLC (Class A Stock)	359,241	2,881,113
FXCM, Inc. (Class A Stock)	196,967	3,263,743
Marcus & Millichap, Inc.*	56,165	1,867,486
Moelis & Co. (Class A Stock)	95,822	3,347,062
Stifel Financial Corp.*	129,676	6,616,070

		17,975,474

Chemicals — 3.0%
Chemtura Corp.*	62,857	1,554,454
Huntsman Corp.	286,216	6,520,001
PolyOne Corp.	172,699	6,547,019
Quaker Chemical Corp.	118,910	10,944,476

		25,565,950

Commercial Services & Supplies — 1.2%
ARC Document Solutions, Inc.*	236,604	2,418,093
Knoll, Inc.	79,660	1,686,402
Waste Connections, Inc.	148,201	6,519,362

		10,623,857

Communications Equipment — 0.8%
Aruba Networks, Inc.*(a)	102,818	1,869,231
Palo Alto Networks, Inc.*(a)	38,930	4,771,650

		6,640,881

Construction & Engineering — 1.5%
EMCOR Group, Inc.	67,747	3,014,064
Northwest Pipe Co.*	129,357	3,896,233
Primoris Services Corp.	65,803	1,529,262
Tutor Perini Corp.*	192,241	4,627,241

		13,066,800

Construction Materials — 0.5%
Martin Marietta Materials, Inc.	42,321	4,668,853

Consumer Finance — 0.2%
PRA Group, Inc.*(a)	32,103	1,859,727

Diversified Consumer Services — 1.0%
Bright Horizons Family Solutions, Inc.*	52,150	2,451,572
Chegg, Inc.*(a)	228,730	1,580,524
Grand Canyon Education, Inc.*	54,670	2,550,902
Sotheby’s(a)	43,768	1,889,902

		8,472,900

Diversified Telecommunication Services — 0.7%
8x8, Inc.*	347,436	3,182,514
ORBCOMM, Inc.*	311,941	2,040,094
Vonage Holdings Corp.*	150,776	574,457

		5,797,065

Electrical Equipment — 1.1%
Acuity Brands, Inc.	28,040	3,927,563
Enphase Energy, Inc.*	139,590	1,994,741
Thermon Group Holdings, Inc.*	146,800	3,551,092

		9,473,396

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components — 3.1%
Coherent, Inc.*	76,872	$4,667,668
FARO Technologies, Inc.*	133,353	8,358,566
IPG Photonics Corp.*(a)	158,172	11,850,246
Methode Electronics, Inc.	65,225	2,381,365

		27,257,845

Energy Equipment & Services — 0.3%
Geospace Technologies Corp.*	91,947	2,436,596

Food & Staples Retailing — 1.5%
Casey’s General Stores, Inc.	23,379	2,111,591
Fresh Market, Inc. (The)*(a)	37,382	1,540,138
Natural Grocers By Vitamin Cottage, Inc.*(a)	169,002	4,760,786
United Natural Foods, Inc.*(a)	55,280	4,274,526

		12,687,041

Food Products — 0.9%
Inventure Foods, Inc.*	90,040	1,147,110
WhiteWave Foods Co. (The)*	177,591	6,213,909

		7,361,019

Health Care Equipment & Supplies — 5.0%
Abaxis, Inc.	34,570	1,964,613
Align Technology, Inc.*	38,497	2,152,367
AtriCure, Inc.*	93,709	1,870,432
Cooper Cos., Inc. (The)	25,166	4,079,157
Cyberonics, Inc.*	42,544	2,368,850
Endologix, Inc.*	173,897	2,658,885
Inogen, Inc.*	131,505	4,125,312
K2M Group Holdings, Inc.*(a)	202,605	4,228,366
LDR Holding Corp.*	90,687	2,972,720
Natus Medical, Inc.*	97,508	3,514,188
Sientra, Inc.*	69,819	1,172,261
Sirona Dental Systems, Inc.*	54,432	4,755,724
Spectranetics Corp. (The)*	152,953	5,289,115
Thoratec Corp.*	79,637	2,585,017

		43,737,007

Health Care Providers & Services — 5.7%
Acadia Healthcare Co., Inc.*(a)	173,590	10,625,444
Air Methods Corp.*(a)	92,836	4,087,569
Centene Corp.*	96,919	10,065,038
ExamWorks Group, Inc.*(a)	62,280	2,590,225
MWI Veterinary Supply, Inc.*(a)	73,776	12,535,280
Team Health Holdings, Inc.*	92,499	5,321,467
WellCare Health Plans, Inc.*	51,840	4,253,990

		49,479,013

Health Care Technology — 1.1%
HMS Holdings Corp.*(a)	108,177	2,286,862
Icad, Inc.*(a)	21,354	195,816
MedAssets, Inc.*	217,048	4,288,868
Medidata Solutions, Inc.*(a)	60,592	2,893,268

		9,664,814

Hotels, Restaurants & Leisure — 3.9%
Belmond Ltd. (Class A Stock)*	567,425	7,019,047
Buffalo Wild Wings, Inc.*(a)	20,891	3,768,319
Chuy’s Holdings, Inc.*(a)	202,855	3,990,157
Cracker Barrel Old Country Store, Inc.	8,825	1,242,207
Dave & Buster’s Entertainment, Inc.*	65,680	1,793,064
Diversified Restaurant Holdings, Inc.*	191,747	989,414

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Jack in the Box, Inc.	74,450	$5,953,022
Noodles & Co.*	42,923	1,131,021
Red Robin Gourmet Burgers, Inc.*	75,716	5,828,239
Scientific Games Corp. (Class A Stock)*(a)	183,284	2,333,205

		34,047,695

Household Durables — 1.9%
Ethan Allen Interiors, Inc.	1,420	43,977
iRobot Corp.*(a)	64,870	2,252,286
KB Home(a)	147,990	2,449,236
Universal Electronics, Inc.*	177,391	11,535,737

		16,281,236

Insurance — 1.2%
Amtrust Financial Services, Inc.	129,680	7,294,500
Enstar Group Ltd.*	20,291	3,102,291

		10,396,791

Internet Software & Services — 4.2%
ChannelAdvisor Corp.*(a)	189,379	4,086,799
Cornerstone OnDemand, Inc.*(a)	137,936	4,855,347
Demandware, Inc.*(a)	93,189	5,362,095
E2open, Inc.*(a)	204,544	1,965,668
Everyday Health, Inc.*(a)	108,279	1,597,115
GTT Communications, Inc.*	121,750	1,610,753
HomeAway, Inc.*(a)	305,376	9,094,097
Trulia, Inc.*(a)	103,454	4,761,988
WebMD Health Corp.*(a)	71,603	2,831,899

		36,165,761

IT Services — 0.7%
EPAM Systems, Inc.*(a)	135,362	6,463,535

Leisure Products — 1.1%
Black Diamond, Inc.*(a)	191,201	1,673,009
Brunswick Corp.	115,600	5,925,656
Malibu Boats, Inc. (Class A Stock)*	95,847	1,846,972

		9,445,637

Life Sciences Tools & Services — 0.7%
INC Research Holdings, Inc. (Class A Stock)*	39,989	1,027,317
NanoString Technologies, Inc.*(a)	183,414	2,554,957
PAREXEL International Corp.*	51,110	2,839,672

		6,421,946

Machinery — 2.7%
Adept Technology, Inc.*(a)	97,330	844,824
Chart Industries, Inc.*	47,416	1,621,627
Colfax Corp.*	98,988	5,104,811
Proto Labs, Inc.*(a)	79,696	5,352,383
Tennant Co	37,758	2,724,995
WABCO Holdings, Inc.*	36,959	3,872,564
Woodward, Inc.	80,688	3,972,270

		23,493,474

Metals & Mining — 0.6%
RTI International Metals, Inc.*	207,498	5,241,400

Oil, Gas & Consumable Fuels — 2.3%
Diamondback Energy, Inc.*	73,115	4,370,815
Gulfport Energy Corp.*	123,849	5,169,457
Magnum Hunter Resources Corp.*	313,742	985,150

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Rice Energy, Inc.*	246,140	$5,161,556
RSP Permian, Inc.*(a)	114,479	2,878,002
Sanchez Energy Corp.*	137,830	1,280,441

		19,845,421

Pharmaceuticals — 1.4%
Depomed, Inc.*(a)	241,964	3,898,040
Horizon Pharma PLC*(a)	225,659	2,908,744
Marinus Pharmaceuticals, Inc.*	56,650	597,091
Pacira Pharmaceuticals, Inc.*(a)	27,905	2,474,057
Theravance Biopharma, Inc. (Cayman Islands)*(a)	50,233	749,476
ZS Pharma, Inc.*(a)	46,374	1,927,767

		12,555,175

Professional Services — 1.5%
Advisory Board Co. (The)*(a)	42,443	2,078,858
Kforce, Inc.	242,046	5,840,570
Korn/Ferry International*	79,111	2,275,232
Paylocity Holding Corp.*(a)	90,541	2,364,026

		12,558,686

Real Estate Investment Trusts (REITs) — 1.0%
Geo Group, Inc. (The)	157,316	6,349,274
Two Harbors Investment Corp.	208,916	2,093,338

		8,442,612

Road & Rail — 1.0%
Landstar System, Inc.	72,951	5,291,136
Quality Distribution, Inc.*	197,945	2,106,135
Roadrunner Transportation Systems, Inc.*	41,450	967,857

		8,365,128

Semiconductors & Semiconductor Equipment — 4.4%
Cavium, Inc.*	228,182	14,106,211
Inphi Corp.*	126,624	2,340,012
Kulicke & Soffa Industries, Inc. (Singapore)* .	142,673	2,063,052
Microsemi Corp.*	213,514	6,059,527
Pixelworks, Inc.*(a)	169,770	774,151
RF Micro Devices, Inc.*(a)	227,540	3,774,889
Teradyne, Inc.	145,694	2,883,284
Veeco Instruments, Inc.*(a)	167,784	5,852,306

		37,853,432

Software — 9.8%
Aspen Technology, Inc.*	106,457	3,728,124
FireEye, Inc.*(a)	148,890	4,701,946
Fortinet, Inc.*	184,110	5,644,813
Glu Mobile, Inc.*(a)	762,675	2,974,433
Guidewire Software, Inc.*(a)	152,331	7,712,518
Imperva, Inc.*(a)	299,687	14,813,528
Manhattan Associates, Inc.*	55,010	2,240,007
MicroStrategy, Inc. (Class A Stock)*	29,445	4,781,868
Proofpoint, Inc.*(a)	154,915	7,471,550
PTC, Inc.*	88,523	3,244,368
QLIK Technologies, Inc.*	187,967	5,806,301
Qualys, Inc.*	165,277	6,239,207
Tableau Software, Inc. (Class A Stock)*(a)	40,624	3,443,290
Ultimate Software Group, Inc. (The)*(a)	68,139	10,003,828
Varonis Systems, Inc.*	75,716	2,485,756

		85,291,537

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 4.1%
Christopher & Banks Corp.*	323,256	$1,845,792
Five Below, Inc.*(a)	52,448	2,141,452
Genesco, Inc.*	203,154	15,565,660
MarineMax, Inc.*	182,464	3,658,403
Tilly’s, Inc. (Class A Stock)*	129,131	1,251,279
Vitamin Shoppe, Inc.*	221,982	10,783,886

		35,246,472

Textiles, Apparel & Luxury Goods — 1.8%
Deckers Outdoor Corp.*	54,425	4,954,852
Kate Spade & Co.*	27,510	880,595
Sequential Brands Group, Inc.*(a)	241,285	3,153,595
Steven Madden Ltd.*	134,715	4,287,978
Vince Holding Corp.*(a)	102,105	2,669,025

		15,946,045

Thrifts & Mortgage Finance — 1.3%
BofI Holding, Inc.*	24,470	1,904,011
Home Loan Servicing Solutions Ltd.	246,625	4,814,120
MGIC Investment Corp.*(a)	442,510	4,124,193

		10,842,324

Trading Companies & Distributors — 0.6%
H&E Equipment Services, Inc.	85,824	2,410,796
WESCO International, Inc.*(a)	40,060	3,052,973

		5,463,769

TOTAL COMMON STOCKS (cost $721,189,791)		863,455,398

	Units
WARRANTS*
Oil, Gas & Consumable Fuels
Magnum Hunter Resources Corp., expiring 04/15/16(a) (cost $0)	52,011	12,223

TOTAL LONG-TERM INVESTMENTS (cost $721,189,791)		863,467,621

	Shares
SHORT-TERM INVESTMENT — 23.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $206,014,460; includes $204,650,629 of cash collateral for securities on loan)(b)(w)(Note 4)	206,014,460	206,014,460

TOTAL INVESTMENTS — 123.4% (cost $927,204,251)		1,069,482,081
LIABILITIES IN EXCESS OF OTHER ASSETS — (23.4)%		(202,894,658)

NET ASSETS — 100.0%		$866,587,423

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $199,671,387; cash collateral of $204,650,629 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$12,281,753	$—	$—
Airlines	25,008,270	—	—
Banks	49,801,806	—	—
Biotechnology	99,031,527	—	—
Building Products	20,195,728	—	—
Capital Markets	17,975,474	—	—
Chemicals	25,565,950	—	—
Commercial Services & Supplies	10,623,857	—	—
Communications Equipment	6,640,881	—	—
Construction & Engineering	13,066,800	—	—
Construction Materials	4,668,853	—	—
Consumer Finance	1,859,727	—	—
Diversified Consumer Services	8,472,900	—	—
Diversified Telecommunication Services	5,797,065	—	—
Electrical Equipment	9,473,396	—	—
Electronic Equipment, Instruments & Components	27,257,845	—	—
Energy Equipment & Services	2,436,596	—	—
Food & Staples Retailing	12,687,041	—	—
Food Products	7,361,019	—	—
Health Care Equipment & Supplies	43,737,007	—	—
Health Care Providers & Services	49,479,013	—	—
Health Care Technology	9,664,814	—	—
Hotels, Restaurants & Leisure	34,047,695	—	—
Household Durables	16,281,236	—	—
Insurance	10,396,791	—	—
Internet Software & Services	36,165,761	—	—
IT Services	6,463,535	—	—
Leisure Products	9,445,637	—	—
Life Sciences Tools & Services	6,421,946	—	—
Machinery	23,493,474	—	—
Metals & Mining	5,241,400	—	—
Oil, Gas & Consumable Fuels	19,845,421	—	—
Pharmaceuticals	12,555,175	—	—
Professional Services	12,558,686	—	—
Real Estate Investment Trusts (REITs)	8,442,612	—	—
Road & Rail	8,365,128	—	—
Semiconductors & Semiconductor Equipment	37,853,432	—	—
Software	85,291,537	—	—
Specialty Retail	35,246,472	—	—
Textiles, Apparel & Luxury Goods	15,946,045	—	—
Thrifts & Mortgage Finance	10,842,324	—	—
Trading Companies & Distributors	5,463,769	—	—
Warrants
Oil, Gas & Consumable Fuels	—	—	12,223
Affiliated Money Market Mutual Fund	206,014,460	—	—

Total	$1,069,469,858	$—	$12,223

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (23.6% represents investments purchased with collateral from securities on loan)	23.8%
Biotechnology	11.4
Software	9.8
Banks	5.7
Health Care Providers & Services	5.7
Health Care Equipment & Supplies	5.0
Semiconductors & Semiconductor Equipment	4.4
Internet Software & Services	4.2
Specialty Retail	4.1
Hotels, Restaurants & Leisure	3.9
Electronic Equipment, Instruments & Components	3.1
Chemicals	3.0
Airlines	2.9
Machinery	2.7
Building Products	2.3
Oil, Gas & Consumable Fuels	2.3
Capital Markets	2.1
Household Durables	1.9
Textiles, Apparel & Luxury Goods	1.8
Construction & Engineering	1.5
Food & Staples Retailing	1.5

Professional Services	1.5%
Pharmaceuticals	1.4
Aerospace & Defense	1.4
Thrifts & Mortgage Finance	1.3
Commercial Services & Supplies	1.2
Insurance	1.2
Health Care Technology	1.1
Electrical Equipment	1.1
Leisure Products	1.1
Diversified Consumer Services	1.0
Real Estate Investment Trusts (REITs)	1.0
Road & Rail	1.0
Food Products	0.9
Communications Equipment	0.8
IT Services	0.7
Life Sciences Tools & Services	0.7
Diversified Telecommunication Services	0.7
Trading Companies & Distributors	0.6
Metals & Mining	0.6
Construction Materials	0.5
Energy Equipment & Services	0.3
Consumer Finance	0.2

123.4
Liabilities in excess of other assets	(23.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$12,223	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(42,649)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $199,671,387:
Unaffiliated investments (cost $721,189,791)	$863,467,621
Affiliated investments (cost $206,014,460)	206,014,460
Receivable for investments sold	2,770,464
Receivable for fund share sold	1,628,671
Dividends and interest receivable	263,529
Prepaid expenses	8,276

Total Assets	1,074,153,021

LIABILITIES:
Payable to broker for collateral for securities on loan	204,650,629
Payable for investments purchased	1,499,039
Loan payable	700,000
Advisory fees payable	331,397
Payable for fund share repurchased	293,268
Accrued expenses and other liabilities	76,064
Distribution fee payable	14,236
Deferred trustees’ fees	604
Affiliated transfer agent fee payable	361

Total Liabilities	207,565,598

NET ASSETS	$866,587,423

Net assets were comprised of:
Paid-in capital	$532,079,299
Retained earnings	334,508,124

Net assets, December 31, 2014	$866,587,423

Net asset value and redemption price per share, $866,587,423 / 27,254,940 outstanding shares of beneficial interest	$31.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $6,454 foreign withholding tax)	$2,788,561
Affiliated income from securities lending, net	1,355,798
Affiliated dividend income	17,487
Interest income	22

4,161,868

EXPENSES
Advisory fees	7,550,442
Distribution fee	859,935
Custodian and accounting fees	152,000
Audit fee	27,000
Trustees’ fees	17,000
Legal fees and expenses	12,000
Insurance expenses	11,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	5,000
Loan interest expense	1,852
Miscellaneous	10,751

Total expenses	8,663,980

NET INVESTMENT LOSS	(4,502,112)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	109,463,142
Net change in unrealized appreciation (depreciation) on investments	(74,864,858)

NET GAIN ON INVESTMENTS	34,598,284

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,096,172

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(4,502,112)	$(2,263,740)
Net realized gain on investment transactions	109,463,142	52,329,105
Net change in unrealized appreciation (depreciation) on investments	(74,864,858)	177,245,110

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	30,096,172	227,310,475

FUND SHARE TRANSACTIONS:
Fund share sold [2,416,824 and 11,086,247 shares, respectively]	72,069,558	291,224,271
Fund share repurchased [4,365,632 and 10,100,040 shares, respectively]	(130,183,618)	(263,292,029)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(58,114,060)	27,932,242

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,017,888)	255,242,717
NET ASSETS:
Beginning of year	894,605,311	639,362,594

End of year	$866,587,423	$894,605,311

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.7%
COMMON STOCKS — 96.1%	Shares	Value (Note 2)
Aerospace & Defense — 4.0%
Astronics Corp.*	65,200	$3,606,212
Esterline Technologies Corp.*(a)	24,700	2,709,096
HEICO Corp.	55,200	3,334,080
HEICO Corp. (Class A Stock)	95,600	4,527,616
Hexcel Corp.*	117,580	4,878,394
Moog, Inc. (Class A Stock)*	54,600	4,042,038
Teledyne Technologies, Inc.*	86,810	8,918,859

		32,016,295

Airlines — 0.2%
Allegiant Travel Co.	3,405	511,874
Spirit Airlines, Inc.*	13,880	1,049,050

		1,560,924

Auto Components — 1.4%
Dana Holding Corp.	144,300	3,137,082
Tenneco, Inc.*	148,630	8,413,944

		11,551,026

Banks — 1.8%
Customers Bancorp, Inc.*	140,298	2,730,199
First Merchants Corp.	132,931	3,024,180
Great Western Bancorp, Inc.*	63,800	1,454,002
Sandy Spring Bancorp, Inc.	4,300	112,144
Western Alliance Bancorp*	145,250	4,037,950
Wintrust Financial Corp.	61,900	2,894,444

		14,252,919

Beverages — 0.6%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	15,556	4,504,084

Biotechnology — 9.8%
Acorda Therapeutics, Inc.*(a)	105,090	4,295,028
Agios Pharmaceuticals, Inc.*(a)	25,330	2,837,973
Alnylam Pharmaceuticals, Inc.*	39,500	3,831,500
Amicus Therapeutics, Inc.*	445,140	3,703,565
Anacor Pharmaceuticals, Inc.*(a)	61,400	1,980,150
BioCryst Pharmaceuticals, Inc.*(a)	228,640	2,780,262
Bluebird Bio, Inc.*	53,980	4,951,046
Chimerix, Inc.*(a)	99,350	3,999,831
Five Prime Therapeutics, Inc.*	900	24,300
Hyperion Therapeutics, Inc.*	83,900	2,013,600
Immune Design Corp.*	48,240	1,484,827
Juno Therapeutics, Inc.*(a)	38,660	2,018,825
Kite Pharma, Inc.*(a)	52,310	3,016,718
KYTHERA Biopharmaceuticals, Inc.*(a)	60,290	2,090,857
Ligand Pharmaceuticals, Inc.*(a)	78,130	4,157,297
Loxo Oncology, Inc.*	116,341	1,367,007
Novavax, Inc.*	385,960	2,288,743
NPS Pharmaceuticals, Inc.*	108,720	3,888,914
Portola Pharmaceuticals, Inc.*	71,400	2,022,048
PTC Therapeutics, Inc.*(a)	53,900	2,790,403
Puma Biotechnology, Inc.*(a)	17,100	3,236,517
Receptos, Inc.*	35,875	4,395,046
Sage Therapeutics, Inc.*(a)	55,758	2,040,743
Synageva Biopharma Corp.*(a)	32,940	3,056,503
TESARO, Inc.*(a)	65,600	2,439,664
Ultragenyx Pharmaceutical, Inc.*(a)	101,120	4,437,146

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Vital Therapies, Inc.*(a)	147,994	$3,689,490

		78,838,003

Building Products — 1.7%
A.O. Smith Corp.	54,100	3,051,781
AAON, Inc.	119,000	2,664,410
Lennox International, Inc.	45,200	4,297,164
Simpson Manufacturing Co., Inc.	100,280	3,469,688

		13,483,043

Capital Markets — 1.1%
Evercore Partners, Inc. (Class A Stock)	50,200	2,628,974
HFF, Inc. (Class A Stock)	106,400	3,821,888
WisdomTree Investments, Inc.(a)	165,220	2,589,824

		9,040,686

Chemicals — 2.1%
Cabot Corp.	56,500	2,478,090
Cytec Industries, Inc.	65,060	3,003,820
Omnova Solutions, Inc.*	252,890	2,058,525
Orion Engineered Carbons SA (Luxembourg)	63,900	1,085,661
PolyOne Corp.	126,600	4,799,406
Quaker Chemical Corp.	39,984	3,680,127

		17,105,629

Commercial Services & Supplies — 1.2%
Deluxe Corp.	76,640	4,770,840
Knoll, Inc.	44,355	938,995
Steelcase, Inc. (Class A Stock)	217,010	3,895,330

		9,605,165

Communications Equipment — 0.8%
Aruba Networks, Inc.*	146,000	2,654,280
Ciena Corp.*(a)	65,950	1,280,089
Ubiquiti Networks, Inc.	69,400	2,057,016

		5,991,385

Construction Materials — 0.5%
Headwaters, Inc.*	276,900	4,150,731

Consumer Finance — 0.9%
PRA Group, Inc.*(a)	121,160	7,018,799

Containers & Packaging — 1.1%
Graphic Packaging Holding Co.*	417,900	5,691,798
Silgan Holdings, Inc.	63,100	3,382,160

		9,073,958

Distributors — 0.6%
Core-Mark Holding Co., Inc.	71,180	4,408,177

Diversified Consumer Services — 0.5%
Capella Education Co.	50,150	3,859,544

Diversified Financial Services — 0.3%
MarketAxess Holdings, Inc.	33,470	2,400,134

Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	91,060	3,222,613

Electrical Equipment — 0.9%
AZZ, Inc.	68,500	3,214,020
Generac Holdings, Inc.*(a)	93,060	4,351,486

		7,565,506

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components — 1.8%
CDW Corp.	101,810	$3,580,658
FEI Co.	78,801	7,119,671
Littelfuse, Inc.	34,140	3,300,314

		14,000,643

Energy Equipment & Services — 0.8%
Forum Energy Technologies, Inc.*	76,000	1,575,480
Newpark Resources, Inc.*	234,900	2,240,946
Rignet, Inc.*	61,930	2,540,988

		6,357,414

Food & Staples Retailing — 1.8%
Casey’s General Stores, Inc.	74,500	6,728,840
Diplomat Pharmacy, Inc.*	39,400	1,078,378
Natural Grocers By Vitamin Cottage, Inc.*(a).	130,100	3,664,917
Pricesmart, Inc.	34,800	3,174,456

		14,646,591

Food Products — 1.5%
Diamond Foods, Inc.*	3,624	102,306
Freshpet, Inc.*(a)	168,840	2,880,410
Pinnacle Foods, Inc.	113,630	4,011,139
TreeHouse Foods, Inc.*	59,500	5,089,035

		12,082,890

Health Care Equipment & Supplies — 6.9%
AtriCure, Inc.*	165,000	3,293,400
Atrion Corp.	3,205	1,089,732
Cyberonics, Inc.*	52,700	2,934,336
DexCom, Inc.*	212,800	11,714,641
Globus Medical, Inc. (Class A Stock)*	198,700	4,723,099
ICU Medical, Inc.*	47,800	3,914,820
NxStage Medical, Inc.*	366,014	6,562,631
Ocular Therapeutix, Inc.*	109,762	2,581,602
STERIS Corp.(a)	68,820	4,462,977
Vascular Solutions, Inc.*	143,283	3,891,566
West Pharmaceutical Services, Inc.	120,300	6,404,772
Zeltiq Aesthetics, Inc.*	118,820	3,316,266

		54,889,842

Health Care Providers & Services — 4.2%
AAC Holdings, Inc.*(a)	63,454	1,961,998
Acadia Healthcare Co., Inc.*(a)	64,480	3,946,821
Corvel Corp.*	75,800	2,821,276
ExamWorks Group, Inc.*(a)	91,520	3,806,317
HealthSouth Corp.	137,900	5,303,634
Surgical Care Affiliates, Inc.*(a)	83,421	2,807,117
Team Health Holdings, Inc.*	90,900	5,229,477
US Physical Therapy, Inc.	98,400	4,128,864
WellCare Health Plans, Inc.*	47,700	3,914,262

		33,919,766

Health Care Technology — 0.4%
Omnicell, Inc.*	99,780	3,304,714

Hotels, Restaurants & Leisure — 4.8%
Bloomin’ Brands, Inc.*	262,800	6,506,928
Brinker International, Inc.	60,500	3,550,745
Buffalo Wild Wings, Inc.*	21,500	3,878,170
Del Frisco’s Restaurant Group, Inc.*	115,600	2,744,344
Ignite Restaurant Group, Inc.*	138,092	1,086,784
La Quinta Holdings, Inc.*	199,240	4,395,234

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Marriott Vacations Worldwide Corp.	94,414	$7,037,620
Popeyes Louisiana Kitchen, Inc.*	34,050	1,915,994
Red Robin Gourmet Burgers, Inc.*	47,430	3,650,924
Sonic Corp.	144,510	3,935,007

		38,701,750

Household Durables — 0.2%
Taylor Morrison Home Corp. (Class A Stock)*	96,000	1,813,440

Insurance — 0.7%
AMERISAFE, Inc.	85,345	3,615,214
James River Group Holdings Ltd.*	87,140	1,983,306

		5,598,520

Internet & Catalog Retail — 1.2%
HSN, Inc.	76,900	5,844,400
Wayfair, Inc. (Class A Stock)*(a)	80,930	1,606,461
zulily, Inc. (Class A Stock)*(a)	74,930	1,753,362

		9,204,223

Internet Software & Services — 4.6%
Bankrate, Inc.*(a)	120,500	1,497,815
Carbonite, Inc.*	15,585	222,398
comScore, Inc.*	98,850	4,589,605
Constant Contact, Inc.*	134,690	4,943,123
Cvent, Inc.*(a)	48,100	1,339,104
Demandware, Inc.*(a)	29,900	1,720,446
Everyday Health, Inc.*	144,142	2,126,095
Five9, Inc.*(a)	218,784	980,152
j2 Global, Inc.	86,400	5,356,800
LogMeIn, Inc.*	164,463	8,114,604
Marketo, Inc.*(a)	81,000	2,650,320
Q2 Holdings, Inc.*	35,700	672,588
WebMD Health Corp.*	71,000	2,808,050

		37,021,100

IT Services — 4.6%
Blackhawk Network Holdings, Inc. (Class B Stock)*	52,800	1,990,032
CACI International, Inc. (Class A Stock)*	39,300	3,386,874
Cass Information Systems, Inc.	63,007	3,355,123
EPAM Systems, Inc.*	68,270	3,259,893
Euronet Worldwide, Inc.*	127,200	6,983,280
ExlService Holdings, Inc.*	146,764	4,213,594
Heartland Payment Systems, Inc.	163,150	8,801,943
WEX, Inc.*	47,020	4,651,219

		36,641,958

Leisure Products — 0.4%
Arctic Cat, Inc.	80,000	2,840,000

Life Sciences Tools & Services — 1.7%
Bruker Corp.*	168,200	3,300,084
Fluidigm Corp.*(a)	124,430	4,197,024
NanoString Technologies, Inc.*	115,577	1,609,988
PAREXEL International Corp.*	79,100	4,394,796

		13,501,892

Machinery — 0.9%
Altra Industrial Motion Corp.	64,681	1,836,293
Chart Industries, Inc.*	59,800	2,045,160

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Toro Co. (The)	51,100	$3,260,691

		7,142,144

Media — 0.5%
Imax Corp. (Canada)*(a)	137,770	4,257,093

Metals & Mining — 0.5%
Steel Dynamics, Inc.	202,210	3,991,625

Multiline Retail — 0.5%
Burlington Stores, Inc.*	89,200	4,215,592

Oil, Gas & Consumable Fuels — 1.8%
Carrizo Oil & Gas, Inc.*	50,440	2,098,304
Diamondback Energy, Inc.*	78,130	4,670,611
Jones Energy, Inc. (Class A Stock)*(a)	106,200	1,211,742
PBF Energy, Inc. (Class A Stock)	65,300	1,739,592
Rosetta Resources, Inc.*(a)	65,400	1,459,074
RSP Permian, Inc.*(a)	120,200	3,021,828

		14,201,151

Pharmaceuticals — 1.1%
Pacira Pharmaceuticals, Inc.*	45,010	3,990,587
Prestige Brands Holdings, Inc.*	121,400	4,215,008
XenoPort, Inc.*	48,700	427,099

		8,632,694

Professional Services — 2.9%
Exponent, Inc.	46,722	3,854,565
GP Strategies Corp.*	93,017	3,156,067
Huron Consulting Group, Inc.*	57,670	3,944,051
On Assignment, Inc.*	100,400	3,332,276
TriNet Group, Inc.*	128,180	4,009,470
TrueBlue, Inc.*	139,290	3,099,203
WageWorks, Inc.*(a)	34,100	2,201,837

		23,597,469

Real Estate Investment Trusts (REITs) — 1.2%
Altisource Residential Corp.	60,500	1,173,700
Coresite Realty Corp.	72,900	2,846,745
Ramco-Gershenson Properties Trust	108,300	2,029,542
Sunstone Hotel Investors, Inc.	229,900	3,795,649

		9,845,636

Road & Rail — 1.5%
Celadon Group, Inc.	108,200	2,455,058
Marten Transport Ltd.	88,400	1,932,424
Old Dominion Freight Line, Inc.*	42,150	3,272,526
Swift Transportation Co.*	147,600	4,225,788

		11,885,796

Semiconductors & Semiconductor Equipment — 3.0%
Microsemi Corp.*	224,740	6,378,121
Nanometrics, Inc.*	110,498	1,858,576
Spansion, Inc. (Class A Stock)*(a)	58,030	1,985,787
Sunedison Semiconductor Ltd.*	99,990	1,856,814
SunEdison, Inc.*(a)	207,800	4,054,178
SunPower Corp.*(a)	84,200	2,174,886
Tower Semiconductor Ltd. (Israel)*	342,280	4,562,592
Ultratech, Inc.*	64,560	1,198,234

		24,069,188

Software — 9.0%
Aspen Technology, Inc.*	102,300	3,582,546

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Barracuda Networks, Inc.*(a)	137,210	$4,917,606
Ellie Mae, Inc.*(a)	106,930	4,311,418
ePlus, Inc.*	57,000	4,314,330
Fair Isaac Corp.	69,000	4,988,700
FleetMatics Group PLC*(a)	139,800	4,961,502
Manhattan Associates, Inc.*	136,473	5,557,180
Model N, Inc.*	212,144	2,252,969
NetScout Systems, Inc.*(a)	72,900	2,663,766
Proofpoint, Inc.*(a)	159,640	7,699,437
PTC, Inc.*	132,900	4,870,785
Qualys, Inc.*	72,200	2,725,550
Solera Holdings, Inc.	95,120	4,868,242
Take-Two Interactive Software, Inc.*	170,440	4,777,433
Tyler Technologies, Inc.*	51,520	5,638,349
Ultimate Software Group, Inc. (The)*	27,865	4,091,000

		72,220,813

Specialty Retail — 2.5%
DSW, Inc. (Class A Stock)	105,800	3,946,340
Five Below, Inc.*(a)	88,950	3,631,829
Lithia Motors, Inc. (Class A Stock)(a)	46,830	4,059,693
Pier 1 Imports, Inc.	273,200	4,207,280
Restoration Hardware Holdings, Inc.*	46,900	4,502,869

		20,348,011

Textiles, Apparel & Luxury Goods — 3.0%
Carter’s, Inc.	38,300	3,343,973
Deckers Outdoor Corp.*	37,010	3,369,390
G-III Apparel Group Ltd.*	40,810	4,122,218
Kate Spade & Co.*	123,720	3,960,277
Oxford Industries, Inc.	38,675	2,135,247
Steven Madden Ltd.*	123,000	3,915,090
Vince Holding Corp.*(a)	124,200	3,246,588

		24,092,783

Thrifts & Mortgage Finance — 0.7%
EverBank Financial Corp.	181,900	3,467,014
MGIC Investment Corp.*	247,160	2,303,531

		5,770,545

Trading Companies & Distributors — 0.9%
Applied Industrial Technologies, Inc.(a)	62,600	2,853,934
H&E Equipment Services, Inc.	108,550	3,049,170
Neff Corp. (Class A Stock)*	142,330	1,604,059

		7,507,163

Wireless Telecommunication Services — 0.6%
RingCentral, Inc. (Class A Stock)*(a)	299,840	4,473,613

TOTAL COMMON STOCKS (cost $737,532,346)		770,424,680

EXCHANGE TRADED FUND — 3.6%
iShares Russell 2000 Growth ETF(a) (cost $28,474,139)	204,468	29,112,154

TOTAL LONG-TERM INVESTMENTS (cost $766,006,485)		799,536,834

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 17.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $138,299,415; includes $134,790,720 of cash collateral for securities on loan)(b)(w)(Note 4)	138,299,415	$138,299,415

TOTAL INVESTMENTS — 117.0% (cost $904,305,900)		937,836,249
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.0)%		(136,015,564)

NET ASSETS — 100.0%		$801,820,685

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $131,655,270; cash collateral of $134,790,720 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$32,016,295	$—	$—
Airlines	1,560,924	—	—
Auto Components	11,551,026	—	—
Banks	14,252,919	—	—
Beverages	4,504,084	—	—
Biotechnology	78,838,003	—	—
Building Products	13,483,043	—	—
Capital Markets	9,040,686	—	—
Chemicals	17,105,629	—	—
Commercial Services & Supplies	9,605,165	—	—
Communications Equipment	5,991,385	—	—
Construction Materials	4,150,731	—	—
Consumer Finance	7,018,799	—	—
Containers & Packaging	9,073,958	—	—
Distributors	4,408,177	—	—
Diversified Consumer Services	3,859,544	—	—
Diversified Financial Services	2,400,134	—	—
Diversified Telecommunication Services	3,222,613	—	—
Electrical Equipment	7,565,506	—	—
Electronic Equipment, Instruments & Components	14,000,643	—	—
Energy Equipment & Services	6,357,414	—	—
Food & Staples Retailing	14,646,591	—	—
Food Products	12,082,890	—	—
Health Care Equipment & Supplies	54,889,842	—	—
Health Care Providers & Services	33,919,766	—	—
Health Care Technology	3,304,714	—	—
Hotels, Restaurants & Leisure	38,701,750	—	—
Household Durables	1,813,440	—	—
Insurance	5,598,520	—	—
Internet & Catalog Retail	9,204,223	—	—
Internet Software & Services	37,021,100	—	—
IT Services	36,641,958	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Leisure Products	$2,840,000	$—	$—
Life Sciences Tools & Services	13,501,892	—	—
Machinery	7,142,144	—	—
Media	4,257,093	—	—
Metals & Mining	3,991,625	—	—
Multiline Retail	4,215,592	—	—
Oil, Gas & Consumable Fuels	14,201,151	—	—
Pharmaceuticals	8,632,694	—	—
Professional Services	23,597,469	—	—
Real Estate Investment Trusts (REITs)	9,845,636	—	—
Road & Rail	11,885,796	—	—
Semiconductors & Semiconductor Equipment	24,069,188	—	—
Software	72,220,813	—	—
Specialty Retail	20,348,011	—	—
Textiles, Apparel & Luxury Goods	24,092,783	—	—
Thrifts & Mortgage Finance	5,770,545	—	—
Trading Companies & Distributors	7,507,163	—	—
Wireless Telecommunication Services	4,473,613	—	—
Exchange Traded Fund	29,112,154	—	—
Affiliated Money Market Mutual Fund	138,299,415	—	—

Total	$937,836,249	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (16.8% represents investments purchased with collateral from securities on loan)	17.3%
Biotechnology	9.8
Software	9.0
Health Care Equipment & Supplies	6.9
Hotels, Restaurants & Leisure	4.8
Internet Software & Services	4.6
IT Services	4.6
Health Care Providers & Services	4.2
Aerospace & Defense	4.0
Exchange Traded Fund	3.6
Textiles, Apparel & Luxury Goods	3.0
Semiconductors & Semiconductor Equipment	3.0
Professional Services	2.9
Specialty Retail	2.5
Chemicals	2.1
Food & Staples Retailing	1.8
Banks	1.8
Oil, Gas & Consumable Fuels	1.8
Electronic Equipment, Instruments & Components	1.8
Life Sciences Tools & Services	1.7
Building Products	1.7
Food Products	1.5
Road & Rail	1.5
Auto Components	1.4
Real Estate Investment Trusts (REITs)	1.2
Commercial Services & Supplies	1.2

Internet & Catalog Retail	1.2%
Containers & Packaging	1.1
Capital Markets	1.1
Pharmaceuticals	1.1
Electrical Equipment	0.9
Trading Companies & Distributors	0.9
Machinery	0.9
Consumer Finance	0.9
Energy Equipment & Services	0.8
Communications Equipment	0.8
Thrifts & Mortgage Finance	0.7
Insurance	0.7
Beverages	0.6
Wireless Telecommunication Services	0.6
Distributors	0.6
Media	0.5
Multiline Retail	0.5
Construction Materials	0.5
Metals & Mining	0.5
Diversified Consumer Services	0.5
Health Care Technology	0.4
Diversified Telecommunication Services	0.4
Leisure Products	0.4
Diversified Financial Services	0.3
Household Durables	0.2
Airlines	0.2

117.0
Liabilities in excess of other assets	(17.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary type of risks associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2014, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures	Total
Equity contracts	$1,794,001	$8,450,227	$10,244,228

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)
Equity contracts	$(1,085,352)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $131,655,270:
Unaffiliated investments (cost $766,006,485)	$799,536,834
Affiliated investments (cost $138,299,415)	138,299,415
Receivable for investments sold	6,459,474
Dividends and interest receivable	353,528
Tax reclaim receivable	66,093
Receivable for fund share sold	14,505
Prepaid expenses	9,275

Total Assets	944,739,124

LIABILITIES:
Payable to broker for collateral for securities on loan	134,790,720
Payable for investments purchased	5,448,681
Payable for fund share repurchased	2,228,881
Advisory fees payable	327,593
Accrued expenses and other liabilities	108,898
Distribution fee payable	13,305
Affiliated transfer agent fee payable	361

Total Liabilities	142,918,439

NET ASSETS	$801,820,685

Net assets were comprised of:
Paid-in capital	$469,016,036
Retained earnings	332,804,649

Net assets, December 31, 2014	$801,820,685

Net asset value and redemption price per share, $801,820,685 / 56,358,563 outstanding shares of beneficial interest	$14.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $100,144 foreign withholding tax)	$4,352,167
Affiliated income from securities lending, net	2,914,574
Interest income	356,030
Affiliated dividend income	90,158

7,712,929

EXPENSES
Advisory fees	7,548,239
Distribution fee	812,444
Custodian and accounting fees	260,000
Audit fee	25,000
Trustees’ fees	17,000
Legal fees and expenses	13,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	5,000
Loan interest expense	1,065
Miscellaneous	6,308

Total expenses	8,712,056

NET INVESTMENT LOSS	(999,127)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	190,789,383
Futures transactions	8,450,227
Foreign currency transactions	(225,691)

199,013,919

Net change in unrealized appreciation (depreciation) on:
Investments	(161,834,732)
Foreign currencies	(7,008)

(161,841,740)

NET GAIN ON INVESTMENTS	37,172,179

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,173,052

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(999,127)	$(3,218,731)
Net realized gain on investment and foreign currency transactions	199,013,919	99,965,608
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(161,841,740)	153,277,187

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	36,173,052	250,024,064

FUND SHARE TRANSACTIONS:
Fund share sold [4,323,851 and 16,512,652 shares, respectively]	59,495,230	180,735,145
Fund share repurchased [8,940,021 and 23,011,914 shares, respectively]	(120,907,135)	(253,444,133)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(61,411,905)	(72,708,988)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,238,853)	177,315,076
NET ASSETS:
Beginning of year	827,059,538	649,744,462

End of year	$801,820,685	$827,059,538

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS — 98.1%	Shares	Value (Note 2)
Aerospace & Defense — 2.3%
AAR Corp.	82,600	$2,294,628
Curtiss-Wright Corp.	77,909	5,499,596
Engility Holdings, Inc.*	59,000	2,525,200
Hexcel Corp.*	76,503	3,174,109
Moog, Inc. (Class A Stock)*	5,650	418,270
Teledyne Technologies, Inc.*	25,203	2,589,356
Triumph Group, Inc.	153,982	10,350,670

		26,851,829

Air Freight & Logistics — 0.1%
Park-Ohio Holdings Corp.	11,200	705,936

Airlines — 0.7%
Hawaiian Holdings, Inc.*(a)	212,902	5,546,097
Republic Airways Holdings, Inc.*	150,100	2,189,959
Virgin America, Inc.*	19,100	826,075

		8,562,131

Auto Components — 1.1%
Cooper Tire & Rubber Co.	148,700	5,152,455
Dana Holding Corp.	166,945	3,629,384
Stoneridge, Inc.*	139,700	1,796,542
Superior Industries International, Inc.	94,170	1,863,624

		12,442,005

Banks — 15.6%
1st Source Corp.	6,000	205,860
Ameris Bancorp	27,600	707,664
Banc of California, Inc.	41,600	477,152
Banco Latinoamericano de Comercio
Exterior SA (Panama)	17,800	535,780
Bank of Kentucky Financial Corp. (The)	4,800	231,696
Bank of Marin Bancorp	6,600	347,094
BankUnited, Inc.	247,111	7,158,805
Banner Corp.	13,800	593,676
BBCN Bancorp, Inc.	27,000	388,260
BNC Bancorp	8,000	137,680
Boston Private Financial Holdings, Inc.	151,230	2,037,068
Cardinal Financial Corp.	86,896	1,723,148
Cascade Bancorp*	47,000	243,930
Cathay General Bancorp	26,900	688,371
Chemical Financial Corp.	11,185	342,709
Citizens & Northern Corp.	11,300	233,571
City Holding Co.	21,000	977,130
Columbia Banking System, Inc.	11,471	316,714
Community Trust Bancorp, Inc.	21,046	770,494
CommunityOne Bancorp*	10,000	114,500
ConnectOne Bancorp, Inc.	13,880	263,720
Customers Bancorp, Inc.*	90,340	1,758,016
CVB Financial Corp.	131,800	2,111,436
Eagle Bancorp, Inc.*	91,207	3,239,673
East West Bancorp, Inc.	21,883	847,091
Enterprise Financial Services Corp.	42,700	842,471
Fidelity Southern Corp.	40,575	653,663
Financial Institutions, Inc.	22,400	563,360
First BanCorp*	233,500	1,370,645
First Bancorp	8,700	160,689
First Busey Corp.	22,000	143,220
First Business Financial Services, Inc.	5,300	253,923

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
First Citizens BancShares, Inc. (Class A Stock)	2,200	$556,138
First Commonwealth Financial Corp.	173,800	1,602,436
First Community Bancshares, Inc.	32,900	541,863
First Financial Bancorp	34,200	635,778
First Financial Corp.	7,300	260,026
First Horizon National Corp.	232,164	3,152,787
First Interstate Bancsystem, Inc. (Class A Stock)	72,800	2,025,296
First Merchants Corp.	49,900	1,135,225
First Midwest Bancorp, Inc.	282,370	4,831,351
First NBC Bank Holding Co.*	81,949	2,884,605
First Niagara Financial Group, Inc.	58,217	490,769
First of Long Island Corp. (The)	7,200	204,264
First Republic Bank	74,940	3,905,873
FirstMerit Corp.	615,227	11,621,638
Flushing Financial Corp.	21,700	439,859
German American Bancorp, Inc.	4,800	146,496
Great Southern Bancorp, Inc.	13,800	547,446
Hampton Roads Bankshares, Inc.*	26,500	44,520
Hancock Holding Co.	112,191	3,444,264
Hanmi Financial Corp.	206,375	4,501,039
Heartland Financial USA, Inc.	19,100	517,610
Heritage Financial Corp.	17,200	301,860
Horizon Bancorp	16,500	431,310
Iberiabank Corp.	188,464	12,221,890
Independent Bank Corp.	20,400	873,324
Investors Bancorp, Inc.	289,014	3,244,182
MainSource Financial Group, Inc.	32,900	688,268
MB Financial, Inc.	123,782	4,067,476
National Penn Bancshares, Inc.	366,769	3,860,244
NBT Bancorp, Inc.	48,538	1,275,093
OFG Bancorp	83,300	1,386,945
PacWest Bancorp	110,315	5,014,920
Park Sterling Corp.	33,100	243,285
Peoples Bancorp, Inc.	18,900	490,077
Peoples Financial Services Corp.(a)	28,900	1,435,752
Pinnacle Financial Partners, Inc.	95,010	3,756,696
Preferred Bank	39,400	1,098,866
PrivateBancorp, Inc.	130,400	4,355,360
Republic Bancorp, Inc. (Class A Stock)	10,846	268,113
Sierra Bancorp	17,200	302,032
Signature Bank*(a)	65,060	8,194,958
Simmons First National Corp. (Class A Stock)	7,900	321,135
South State Corp.	9,311	624,582
Southwest Bancorp, Inc.	90,833	1,576,861
State Bank Financial Corp.	52,500	1,048,950
Sterling Bancorp	266,798	3,836,555
Stock Yards Bancorp, Inc.	7,300	243,382
Susquehanna Bancshares, Inc.	58,312	783,130
SVB Financial Group*	83,990	9,748,719
TCF Financial Corp.	254,086	4,037,427
Tompkins Financial Corp.	78,227	4,325,953
Trico Bancshares	58,400	1,442,480
Tristate Capital Holdings, Inc.*	35,600	364,544
Trustmark Corp.	15,800	387,732
UMB Financial Corp.	45,200	2,571,428
Umpqua Holdings Corp.	132,127	2,247,480
Union Bankshares Corp.	14,722	354,506

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Webster Financial Corp.	23,000	$748,190
WesBanco, Inc.	74,700	2,599,560
West Bancorporation, Inc.	23,700	403,374
Wilshire Bancorp, Inc.	237,900	2,409,927
Wintrust Financial Corp.	268,200	12,541,032
Yadkin Financial Corp.*	16,500	324,225

		180,380,315

Biotechnology — 0.5%
Applied Genetic Technologies Corp.*(a)	7,400	155,548
Ardelyx, Inc.*(a)	23,100	436,359
Auspex Pharmaceuticals, Inc.*(a)	2,200	115,456
Avalanche Biotechnologies, Inc.*(a)	7,300	394,200
Cara Therapeutics, Inc.*	27,100	270,187
Celldex Therapeutics, Inc.*(a)	43,400	792,050
Dicerna Pharmaceuticals, Inc.*(a)	23,700	390,339
Immune Design Corp.*	13,200	406,296
Kite Pharma, Inc.*(a)	9,900	570,933
Sage Therapeutics, Inc.*(a)	27,600	1,010,160
Ultragenyx Pharmaceutical, Inc.*(a)	16,400	719,632
XOMA Corp.*(a)	199,800	717,282
Zafgen, Inc.*(a)	9,300	286,812

		6,265,254

Building Products — 0.1%
Gibraltar Industries, Inc.*	77,495	1,260,069

Capital Markets — 2.5%
Affiliated Managers Group, Inc.*	41,300	8,765,512
Arlington Asset Investment Corp. (Class A Stock)	91,800	2,442,798
BGC Partners, Inc. (Class A Stock)	106,400	973,560
Cowen Group, Inc. (Class A Stock)*(a)	264,214	1,268,227
Federated Investors, Inc. (Class B Stock)(a)	59,152	1,947,875
Greenhill & Co., Inc.	52,668	2,296,325
HFF, Inc. (Class A Stock)	51,782	1,860,009
Investment Technology Group, Inc.*	49,900	1,038,918
Manning & Napier, Inc.	32,900	454,678
Piper Jaffray Cos.*(a)	44,600	2,590,814
Raymond James Financial, Inc	95,550	5,474,059

		29,112,775

Chemicals — 1.8%
Axiall Corp.	32,800	1,393,016
Cabot Corp.	13,674	599,742
Cytec Industries, Inc.	41,696	1,925,104
FutureFuel Corp.	4,800	62,496
Hawkins, Inc.	3,100	134,323
Innophos Holdings, Inc.	49,521	2,894,502
Innospec, Inc.	5,300	226,310
Koppers Holdings, Inc.	118,540	3,079,669
Kraton Performance Polymers, Inc.*	92,910	1,931,599
Kronos Worldwide, Inc.	12,700	165,354
Minerals Technologies, Inc.	35,400	2,458,530
PolyOne Corp.	32,480	1,231,317
Schulman (A.), Inc.	40,700	1,649,571
Sensient Technologies Corp.	48,823	2,945,980
Zep, Inc.	30,300	459,045

		21,156,558

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies — 3.8%
ABM Industries, Inc.	115,300	$3,303,345
ACCO Brands Corp.*	809,666	7,295,091
ARC Document Solutions, Inc.*	55,300	565,166
Brady Corp. (Class A Stock)	17,332	473,857
Cenveo, Inc.*(a)	291,300	611,730
Clean Harbors, Inc.*(a)	82,758	3,976,522
G&K Services, Inc. (Class A Stock)	39,894	2,826,490
Herman Miller, Inc.	27,480	808,736
Interface, Inc.	62,999	1,037,594
KAR Auction Services, Inc.	78,117	2,706,754
Kimball International, Inc. (Class B Stock)	184,900	1,686,288
Matthews International Corp. (Class A Stock)	104,288	5,075,697
Quad/Graphics, Inc.	131,100	3,010,056
RR Donnelley & Sons Co.(a)	27,134	455,987
Steelcase, Inc. (Class A Stock)	81,300	1,459,335
Team, Inc.*	59,985	2,426,993
Tetra Tech, Inc.	120,315	3,212,411
United Stationers, Inc.	38,700	1,631,592
Viad Corp.	44,600	1,189,036

		43,752,680

Communications Equipment — 1.9%
ARRIS Group, Inc.*	152,600	4,606,994
Bel Fuse, Inc. (Class B Stock)	38,800	1,060,792
Black Box Corp.	35,160	840,324
Comtech Telecommunications Corp.	9,300	293,136
Digi International, Inc.*	348,910	3,241,374
InterDigital, Inc.	77,500	4,099,750
Ixia*	219,474	2,469,083
Plantronics, Inc.	102,170	5,417,053

		22,028,506

Construction & Engineering — 1.3%
Argan, Inc.	47,900	1,611,356
EMCOR Group, Inc.	225,081	10,013,854
Orion Marine Group, Inc.*	139,097	1,537,022
Tutor Perini Corp.*	93,583	2,252,543

		15,414,775

Consumer Finance — 0.8%
Cash America International, Inc.	97,700	2,209,974
Enova International, Inc.*	89,583	1,994,118
Green Dot Corp. (Class A Stock)*	219,500	4,497,555

		8,701,647

Containers & Packaging — 0.9%
Berry Plastics Group, Inc.*	97,724	3,083,192
Graphic Packaging Holding Co.*	210,400	2,865,648
Rock-Tenn Co. (Class A Stock)	22,300	1,359,854
Silgan Holdings, Inc.	49,813	2,669,977

		9,978,671

Diversified Consumer Services — 0.3%
2U, Inc.*	22,400	440,384
Chegg, Inc.*(a)	99,300	686,163
LifeLock, Inc.*(a)	59,700	1,105,047
Sotheby’s	22,430	968,527

		3,200,121

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services — 0.7%
Cogent Communications Holdings, Inc.	70,693	$2,501,825
IDT Corp. (Class B Stock)	12,600	255,906
Inteliquent, Inc.	224,000	4,397,120
magicJack VocalTec Ltd. (Israel)*(a)	48,200	391,384

		7,546,235

Electric Utilities — 3.5%
Allete, Inc.	35,360	1,949,750
Cleco Corp.	92,900	5,066,766
El Paso Electric Co.	34,800	1,394,088
Empire District Electric Co. (The)(a)	25,000	743,500
Great Plains Energy, Inc.	236,028	6,705,555
IDACORP, Inc.	92,247	6,105,829
MGE Energy, Inc.	44,975	2,051,310
PNM Resources, Inc.	42,600	1,262,238
Portland General Electric Co.(a)	316,313	11,966,121
Spark Energy, Inc. (Class A Stock)	3,700	52,133
UIL Holdings Corp.	33,400	1,454,236
Unitil Corp.	13,200	484,044
Westar Energy, Inc.(a)	28,200	1,162,968

		40,398,538

Electrical Equipment — 0.6%
EnerSys	43,300	2,672,476
General Cable Corp.	74,800	1,114,520
Regal-Beloit Corp.	45,231	3,401,371

		7,188,367

Electronic Equipment, Instruments & Components — 2.8%
AVX Corp.	331,710	4,643,940
Belden, Inc.	33,514	2,641,238
Benchmark Electronics, Inc.*	123,200	3,134,208
Coherent, Inc.*	39,270	2,384,474
GSI Group, Inc.*	34,200	503,424
Insight Enterprises, Inc.*	55,800	1,444,662
Kimball Electronics, Inc.*	142,375	1,711,348
Littelfuse, Inc.	9,800	947,366
Park Electrochemical Corp.	261,520	6,519,694
Sanmina Corp.*	248,268	5,841,746
ScanSource, Inc.*	7,900	317,264
Zebra Technologies Corp. (Class A Stock)*	35,657	2,760,208

		32,849,572

Energy Equipment & Services — 1.7%
Basic Energy Services, Inc.*	29,900	209,599
C&J Energy Services, Inc.*	220,140	2,908,049
Dawson Geophysical Co.	20,500	250,715
FMSA Holdings, Inc.*(a)	33,100	229,052
Forum Energy Technologies, Inc.*	33,500	694,455
Frank’s International NV(a)	85,360	1,419,537
Gulf Island Fabrication, Inc.	92,990	1,803,076
Helix Energy Solutions Group, Inc.*	82,600	1,792,420
ION Geophysical Corp.*	249,800	686,950
Key Energy Services, Inc.*	420,571	702,354
Matrix Service Co.*	25,450	568,044
McDermott International, Inc.*(a)	358,691	1,043,791
Natural Gas Services Group, Inc.*	59,801	1,377,815
Parker Drilling Co.*	191,400	587,598
Superior Energy Services, Inc.	28,169	567,605
Tesco Corp.	14,600	187,172
TETRA Technologies, Inc.*	316,070	2,111,348

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Tidewater, Inc.(a)	54,080	$1,752,733
Willbros Group, Inc.*	60,000	376,200

		19,268,513

Food & Staples Retailing — 1.8%
Andersons, Inc. (The)	21,650	1,150,481
Casey’s General Stores, Inc.	20,003	1,806,671
Pantry, Inc. (The)*	110,700	4,102,542
Rite Aid Corp.*	714,000	5,369,280
Smart & Final Stores, Inc.*	62,400	981,552
SpartanNash Co.	53,800	1,406,332
SUPERVALU, Inc.*	106,300	1,031,110
Weis Markets, Inc.	104,760	5,009,623

		20,857,591

Food Products — 1.1%
Chiquita Brands International, Inc.*	206,200	2,981,652
Darling Ingredients, Inc.*	210,431	3,821,427
John B. Sanfilippo & Son, Inc.	19,000	864,500
Pinnacle Foods, Inc.	39,000	1,376,700
Snyder’s-Lance, Inc.	52,774	1,612,246
TreeHouse Foods, Inc.*	27,437	2,346,687

		13,003,212

Gas Utilities — 1.1%
Laclede Group, Inc. (The)	38,957	2,072,512
New Jersey Resources Corp.	39,029	2,388,575
Northwest Natural Gas Co.	42,140	2,102,786
Southwest Gas Corp.	42,600	2,633,106
WGL Holdings, Inc.(a)	65,600	3,583,072

		12,780,051

Health Care Equipment & Supplies — 0.8%
Cynosure, Inc. (Class A Stock)*	52,500	1,439,550
Greatbatch, Inc.*	8,600	423,980
NuVasive, Inc.*	74,000	3,489,840
OraSure Technologies, Inc.*	93,200	945,048
PhotoMedex, Inc.*(a)	28,816	44,089
Roka Bioscience, Inc.*	22,200	97,902
Teleflex, Inc.	23,630	2,713,197

		9,153,606

Health Care Providers & Services — 2.1%
Almost Family, Inc.*	7,635	221,033
Amsurg Corp.*	95,884	5,247,731
Brookdale Senior Living, Inc.*	24,930	914,183
Cross Country Healthcare, Inc.*	427,100	5,330,208
HealthEquity, Inc.*	7,300	185,785
HealthSouth Corp.	61,669	2,371,790
Kindred Healthcare, Inc.	30,300	550,854
LifePoint Hospitals, Inc.*	35,872	2,579,555
Molina Healthcare, Inc.*	63,200	3,383,096
Triple-S Management Corp. (Class B Stock)*	27,600	659,916
Trupanion, Inc.*(a)	23,300	161,469
WellCare Health Plans, Inc.*	38,700	3,175,722

		24,781,342

Hotels, Restaurants & Leisure — 0.4%
Dave & Buster’s Entertainment, Inc.*(a)	26,300	717,990
Ruth’s Hospitality Group, Inc.	115,400	1,731,000

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Scientific Games Corp. (Class A Stock)*(a)	127,282	$1,620,300
Speedway Motorsports, Inc.	28,918	632,437

		4,701,727

Household Durables — 1.3%
Ethan Allen Interiors, Inc.	45,891	1,421,244
Helen of Troy Ltd.*	84,500	5,497,570
Lifetime Brands, Inc.	37,500	645,000
Ryland Group, Inc. (The)	89,120	3,436,467
Skullcandy, Inc.*	154,651	1,421,243
Universal Electronics, Inc.*	26,900	1,749,307
WCI Communities, Inc.*	60,950	1,193,401

		15,364,232

Household Products — 0.1%
Central Garden & Pet Co. (Class A Stock)*	73,600	702,880

Independent Power & Renewable Electricity Producers — 0.7%
Dynegy, Inc.*	249,100	7,560,185

Insurance — 5.6%
Allied World Assurance Co. Holdings AG	183,600	6,962,112
American Equity Investment Life Holding Co.	203,100	5,928,489
AMERISAFE, Inc.	46,500	1,969,740
AmTrust Financial Services, Inc.(a)	28,869	1,623,881
Aspen Insurance Holdings Ltd.	29,500	1,291,215
Assured Guaranty Ltd.	47,200	1,226,728
Axis Capital Holdings Ltd.	101,930	5,207,604
CNO Financial Group, Inc.	311,746	5,368,266
Employers Holdings, Inc.	139,155	3,271,534
Endurance Specialty Holdings Ltd.	53,606	3,207,783
Fidelity & Guaranty Life	34,200	830,034
Hanover Insurance Group, Inc. (The)	75,416	5,378,669
Hilltop Holdings, Inc.*	57,100	1,139,145
Horace Mann Educators Corp.	133,732	4,437,228
Infinity Property & Casualty Corp.	53,967	4,169,490
Maiden Holdings Ltd.	225,400	2,882,866
ProAssurance Corp.	79,760	3,601,164
Selective Insurance Group, Inc.	37,400	1,016,158
Stewart Information Services Corp.	16,400	607,456
Symetra Financial Corp.	82,600	1,903,930
United Fire Group, Inc.	15,800	469,734
Validus Holdings Ltd.	58,157	2,417,005

		64,910,231

Internet & Catalog Retail — 0.4%
Lands’ End, Inc.*(a)	85,200	4,597,392
Wayfair, Inc. (Class A Stock)*(a)	10,000	198,500

		4,795,892

Internet Software & Services — 0.3%
Five9, Inc.*(a)	14,900	66,752
Intralinks Holdings, Inc.*	68,300	812,770
OPOWER, Inc.*	900	12,807
Q2 Holdings, Inc.*	57,800	1,088,952
WebMD Health Corp.*(a)	24,300	961,065

		2,942,346

IT Services — 1.2%
Convergys Corp.	147,490	3,004,371
ExlService Holdings, Inc.*	90,975	2,611,892

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Heartland Payment Systems, Inc.	48,821	$2,633,893
iGATE Corp.*	17,241	680,675
Unisys Corp.*(a)	164,400	4,846,512

		13,777,343

Leisure Products — 0.4%
Arctic Cat, Inc.	56,012	1,988,426
Callaway Golf Co.	354,604	2,730,451

		4,718,877

Life Sciences Tools & Services — 0.8%
Charles River Laboratories International, Inc.*	72,810	4,633,628
INC Research Holdings, Inc. (Class A Stock)*	8,000	205,520
PerkinElmer, Inc.	86,450	3,780,459
PRA Health Sciences, Inc.*	23,700	574,014
VWR Corp.*	19,100	494,117

		9,687,738

Machinery — 3.9%
Actuant Corp. (Class A Stock)	57,769	1,573,628
Altra Industrial Motion Corp.	89,005	2,526,852
Briggs & Stratton Corp.	111,400	2,274,788
EnPro Industries, Inc.*	42,816	2,687,132
Global Brass & Copper Holdings, Inc.	44,100	580,356
Harsco Corp.	210,220	3,971,056
Hurco Cos., Inc.	5,300	180,677
Hyster-Yale Materials Handling, Inc.	16,400	1,200,480
ITT Corp.	89,717	3,629,950
Kadant, Inc.	91,187	3,892,773
LB Foster Co. (Class A Stock)	26,900	1,306,533
Manitowoc Co., Inc. (The)	140,130	3,096,873
Meritor, Inc.*	108,900	1,649,835
NN, Inc.	3,700	76,072
RBC Bearings, Inc.	58,343	3,764,874
Snap-on, Inc.	19,390	2,651,389
Standex International Corp.	2,900	224,054
Terex Corp.	53,744	1,498,383
Trimas Corp.*	164,726	5,154,277
Watts Water Technologies, Inc. (Class A Stock)	45,256	2,871,041

		44,811,023

Marine — 0.4%
Diana Shipping, Inc. (Greece)*(a)	184,704	1,239,364
Matson, Inc.	83,900	2,896,228

		4,135,592

Media — 0.6%
AMC Entertainment Holdings, Inc. (Class A Stock)	11,200	293,216
Dex Media, Inc.*(a)	80,200	719,394
Entercom Communications Corp. (Class A Stock)*(a)	26,400	321,024
Entravision Communications Corp. (Class A Stock)	167,400	1,084,752
EW Scripps Co. (The) (Class A Stock)*(a)	106,800	2,386,980
Journal Communications, Inc. (Class A Stock)*	107,600	1,229,868
Live Nation Entertainment, Inc.*	23,700	618,807
Sinclair Broadcast Group, Inc. (Class A Stock)(a)	12,216	334,230

		6,988,271

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining — 2.1%
Allegheny Technologies, Inc.	126,557	$4,400,387
Ampco-Pittsburgh Corp.	19,100	367,675
Carpenter Technology Corp.	31,970	1,574,523
Commercial Metals Co.	274,250	4,467,532
Globe Specialty Metals, Inc.	24,400	420,412
Haynes International, Inc.	40,070	1,943,395
Horsehead Holding Corp.*(a)	212,340	3,361,342
RTI International Metals, Inc.*	125,636	3,173,565
Steel Dynamics, Inc.	104,350	2,059,869
Worthington Industries, Inc.	90,400	2,720,136

		24,488,836

Multiline Retail — 0.4%
Burlington Stores, Inc.*	108,080	5,107,861

Multi-Utilities — 0.3%
NorthWestern Corp.	69,333	3,922,861

Oil, Gas & Consumable Fuels — 2.4%
Bill Barrett Corp.*(a)	96,620	1,100,502
Carrizo Oil & Gas, Inc.*	123,829	5,151,286
Cloud Peak Energy, Inc.*	148,410	1,362,404
CVR Energy, Inc.	4,400	170,324
Delek US Holdings, Inc.	74,100	2,021,448
Diamondback Energy, Inc.*	27,819	1,663,020
Energy XXI Ltd.(a)	49,019	159,802
Green Plains, Inc.	118,000	2,924,040
Jones Energy, Inc. (Class A Stock)*(a)	62,741	715,875
Oasis Petroleum, Inc.*(a)	84,973	1,405,453
Pacific Ethanol, Inc.*(a)	118,700	1,226,171
Panhandle Oil and Gas, Inc. (Class A Stock)	9,600	223,488
Renewable Energy Group, Inc.*	194,100	1,884,711
REX American Resources Corp.*	13,800	855,186
Rosetta Resources, Inc.*	37,503	836,692
SemGroup Corp. (Class A Stock)	6,600	451,374
Stone Energy Corp.*	77,400	1,306,512
Vaalco Energy, Inc.*	219,300	1,000,008
Warren Resources, Inc.*	736,100	1,185,121
Western Refining, Inc.	6,000	226,680
World Fuel Services Corp.	11,200	525,616
WPX Energy, Inc.*	65,250	758,857

		27,154,570

Paper & Forest Products — 0.4%
Boise Cascade Co.*	81,080	3,012,122
Domtar Corp.	13,200	530,904
P.H. Glatfelter Co.	14,500	370,765
Resolute Forest Products, Inc.*	44,000	774,840
Schweitzer-Mauduit International, Inc.	6,600	279,180

		4,967,811

Personal Products
Revlon, Inc. (Class A Stock)*	13,200	450,912

Pharmaceuticals — 0.6%
Amphastar Pharmaceuticals, Inc.*	57,200	664,092
Impax Laboratories, Inc.*(a)	34,100	1,080,288

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Lannett Co., Inc.*	21,700	$930,496
Medicines Co. (The)*	42,000	1,162,140
Prestige Brands Holdings, Inc.*	65,186	2,263,258
Revance Therapeutics, Inc.*	16,500	279,510
ZS Pharma, Inc.*(a)	6,000	249,420

		6,629,204

Professional Services — 1.4%
CDI Corp.	15,900	281,589
Heidrick & Struggles International, Inc.	27,600	636,180
Kelly Services, Inc. (Class A Stock)	104,300	1,775,186
Korn/Ferry International*	151,207	4,348,713
Paylocity Holding Corp.*	9,300	242,823
Resources Connection, Inc.	72,800	1,197,560
RPX Corp.*	67,600	931,528
TrueBlue, Inc.*	212,921	4,737,492
VSE Corp.	26,900	1,772,710

		15,923,781

Real Estate Investment Trusts (REITs) — 9.8%
Acadia Realty Trust	11,900	381,157
American Campus Communities, Inc.	42,600	1,761,936
Anworth Mortgage Asset Corp.	462,700	2,429,175
Armada Hoffler Properties, Inc.	21,900	207,831
Ashford Hospitality Prime, Inc.	31,460	539,854
Ashford Hospitality Trust, Inc.	345,300	3,618,744
BioMed Realty Trust, Inc.	73,417	1,581,402
Blackstone Mortgage Trust, Inc. (Class A Stock)	92,536	2,696,499
Capstead Mortgage Corp.	330,800	4,062,224
Cedar Realty Trust, Inc.	156,900	1,151,646
Chambers Street Properties	55,488	447,233
Chatham Lodging Trust	28,900	837,233
Chesapeake Lodging Trust	47,900	1,782,359
CoreSite Realty Corp.	62,300	2,432,815
Corporate Office Properties Trust	180,118	5,109,947
Cousins Properties, Inc.	562,497	6,423,716
CyrusOne, Inc.	33,500	922,925
CYS Investments, Inc.	85,400	744,688
DCT Industrial Trust, Inc.	89,800	3,202,268
DiamondRock Hospitality Co.	372,700	5,542,049
EastGroup Properties, Inc.	63,800	4,039,816
Education Realty Trust, Inc.	105,417	3,857,208
Empire State Realty Trust, Inc. (Class A Stock)(a)	79,870	1,404,115
EPR Properties	14,500	835,635
Equity One, Inc.	120,004	3,043,301
Extra Space Storage, Inc.	16,400	961,696
FelCor Lodging Trust, Inc.	99,800	1,079,836
First Industrial Realty Trust, Inc.(a)	208,300	4,282,648
First Potomac Realty Trust	141,050	1,743,378
Franklin Street Properties Corp.	12,000	147,240
Geo Group, Inc. (The)	51,800	2,090,648
Getty Realty Corp.	13,900	253,119
Government Properties Income Trust	11,200	257,712
Hersha Hospitality Trust	705,560	4,960,087
Home Properties, Inc.	5,900	387,040
Kite Realty Group Trust	55,400	1,592,196
LaSalle Hotel Properties	11,200	453,264
Lexington Realty Trust(a)	210,412	2,310,324

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
LTC Properties, Inc.	33,500	$1,446,195
MFA Financial, Inc.	397,662	3,177,319
Mid-America Apartment Communities, Inc.	22,591	1,687,096
Parkway Properties, Inc.	102,300	1,881,297
Pebblebrook Hotel Trust	128,260	5,852,504
Pennsylvania Real Estate Investment Trust	55,566	1,303,578
PennyMac Mortgage Investment Trust	102,300	2,157,507
Potlatch Corp.	82,600	3,458,462
RAIT Financial Trust(a)	154,200	1,182,714
Ramco-Gershenson Properties Trust	30,300	567,822
Redwood Trust, Inc.	178,200	3,510,540
Rouse Properties, Inc.(a)	33,500	620,420
Summit Hotel Properties, Inc.	131,500	1,635,860
Sun Communities, Inc.(a)	14,400	870,624
Sunstone Hotel Investors, Inc.	187,400	3,093,974
Washington Real Estate Investment Trust	33,770	934,078

		112,954,954

Real Estate Management & Development — 0.5%
Alexander & Baldwin, Inc.	38,000	1,491,880
CBRE Group, Inc. (Class A Stock)*	34,635	1,186,249
Jones Lang LaSalle, Inc.	12,970	1,944,592
RE/MAX Holdings, Inc. (Class A Stock)	16,300	558,275

		5,180,996

Road & Rail — 0.9%
AMERCO	11,801	3,354,552
ArcBest Corp.	25,600	1,187,072
Old Dominion Freight Line, Inc.*	62,047	4,817,329
Swift Transportation Co.*	40,700	1,165,241
Universal Truckload Services, Inc	8,600	245,186

		10,769,380

Semiconductors & Semiconductor Equipment — 4.6%
Alpha & Omega Semiconductor Ltd.*	93,919	831,183
Amkor Technology, Inc.*	237,400	1,685,540
Audience, Inc.*	7,000	30,800
Exar Corp.*	426,362	4,348,892
Fairchild Semiconductor International, Inc.*	98,390	1,660,823
First Solar, Inc.*	44,600	1,988,937
Integrated Silicon Solution, Inc.	101,600	1,683,512
MKS Instruments, Inc.	132,356	4,844,230
ON Semiconductor Corp.*	562,080	5,693,870
Pericom Semiconductor Corp.*	31,000	419,740
RF Micro Devices, Inc.*(a)	153,374	2,544,475
Rudolph Technologies, Inc.*(a)	554,770	5,675,297
Semtech Corp.*	46,132	1,271,859
Spansion, Inc. (Class A Stock)*(a)	157,200	5,379,384
Teradyne, Inc.	325,583	6,443,288
Ultra Clean Holdings, Inc.*	245,800	2,281,024
Veeco Instruments, Inc.*(a)	163,060	5,687,533
Xcerra Corp.*	18,600	170,376

		52,640,763

Software — 2.2%
BroadSoft, Inc.*	129,736	3,764,939
Cadence Design Systems, Inc.*(a)	176,229	3,343,064
FireEye, Inc.*(a)	9,200	290,536
Globant SA*	78,700	1,229,294
Imperva, Inc.*	35,400	1,749,822
Paycom Software, Inc.*	15,200	400,216

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Proofpoint, Inc.*(a)	4,800	$231,504
PTC, Inc.*	114,678	4,202,949
Solera Holdings, Inc.	76,363	3,908,258
Take-Two Interactive Software, Inc.*(a)	60,300	1,690,209
TiVo, Inc.*	171,800	2,034,112
Varonis Systems, Inc.*(a)	66,200	2,173,346

		25,018,249

Specialty Retail — 4.2%
American Eagle Outfitters, Inc.	180,580	2,506,450
Barnes & Noble, Inc.*(a)	108,000	2,507,760
Boot Barn Holdings, Inc.*(a)	5,400	98,280
Brown Shoe Co., Inc.	53,100	1,707,165
Cabela’s, Inc.*(a)	46,470	2,449,434
Cato Corp. (The) (Class A Stock)	40,697	1,716,599
Children’s Place, Inc. (The)	30,200	1,721,400
Citi Trends, Inc.*	32,800	828,200
Express, Inc.*	174,890	2,569,134
Finish Line, Inc. (The) (Class A Stock)	13,200	320,892
GNC Holdings, Inc. (Class A Stock)	46,410	2,179,414
MarineMax, Inc.*(a)	224,388	4,498,979
Men’s Wearhouse, Inc. (The)	48,463	2,139,641
Office Depot, Inc.*	920,200	7,890,715
Pier 1 Imports, Inc.	360,670	5,554,318
Sally Beauty Holdings, Inc.*	84,320	2,591,997
Select Comfort Corp.*	97,353	2,631,452
Systemax, Inc.*	21,200	286,200
Zumiez, Inc.*	115,300	4,454,039

		48,652,069

Technology Hardware, Storage & Peripherals — 0.3%
Avid Technology, Inc.*	68,300	970,543
Diebold, Inc.	84,327	2,921,087

		3,891,630

Textiles, Apparel & Luxury Goods — 0.5%
Iconix Brand Group, Inc.*	39,400	1,331,326
Movado Group, Inc.	80,570	2,285,771
Oxford Industries, Inc.	23,407	1,292,300
Vera Bradley, Inc.*(a)	61,891	1,261,339

		6,170,736

Thrifts & Mortgage Finance — 0.9%
BankFinancial Corp.	8,100	96,066
Berkshire Hills Bancorp, Inc.	11,200	298,592
Charter Financial Corp.	40,200	460,290
First Defiance Financial Corp.	15,100	514,306
Flagstar Bancorp, Inc.*	235,900	3,710,707
HomeStreet, Inc.	63,000	1,096,830
Pennymac Financial Services, Inc. (Class A Stock)*	49,300	852,890
Provident Financial Services, Inc.	25,700	464,142
Westfield Financial, Inc.	332,780	2,442,605
WSFS Financial Corp.	13,100	1,007,259

		10,943,687

Trading Companies & Distributors — 0.4%
Applied Industrial Technologies, Inc.(a)	32,400	1,477,116
Rush Enterprises, Inc. (Class A Stock)*	96,840	3,103,722

		4,580,838

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Water Utilities — 0.1%
American States Water Co.	24,300	$915,138
Artesian Resources Corp. (Class A Stock)	6,700	151,353
California Water Service Group	9,900	243,639

		1,310,130

Wireless Telecommunication Services — 0.1%
RingCentral, Inc. (Class A Stock)*(a)	106,900	1,594,948

TOTAL COMMON STOCKS (cost $931,011,102)		1,135,090,852

EXCHANGE TRADED FUNDS — 0.7%
iShares Russell 2000 Index Fund(a)	26,727	3,198,420
iShares Russell 2000 Value Index Fund(a)	45,832	4,660,198

TOTAL EXCHANGE TRADED FUNDS (cost $7,768,229)		7,858,618

TOTAL LONG-TERM INVESTMENTS (cost $938,779,331)		1,142,949,470

SHORT-TERM INVESTMENT — 10.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $116,718,246; includes $97,124,589 of cash collateral for securities on loan)(b)(w)(Note 4)	116,718,246	116,718,246

TOTAL INVESTMENTS — 108.9% (cost $1,055,497,577)		1,259,667,716
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (8.9)%		(102,967,436)

NET ASSETS — 100.0%		$1,156,700,280

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $93,611,179; cash collateral of $97,124,589 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Depreciation(1)
Long Position:
111	Russell 2000 Mini Index	Mar. 2015	$13,339,100	$13,327,770	$(11,330)

(1)	Cash of $650,000 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$26,851,829	$—	$—
Air Freight & Logistics	705,936	—	—
Airlines	8,562,131	—	—
Auto Components	12,442,005	—	—
Banks	180,380,315	—	—
Biotechnology	6,265,254	—	—
Building Products	1,260,069	—	—
Capital Markets	29,112,775	—	—
Chemicals	21,156,558	—	—
Commercial Services & Supplies	43,752,680	—	—
Communications Equipment	22,028,506	—	—
Construction & Engineering	15,414,775	—	—
Consumer Finance	8,701,647	—	—
Containers & Packaging	9,978,671	—	—
Diversified Consumer Services	3,200,121	—	—
Diversified Telecommunication Services	7,546,235	—	—
Electric Utilities	40,398,538	—	—
Electrical Equipment	7,188,367	—	—
Electronic Equipment, Instruments & Components	32,849,572	—	—
Energy Equipment & Services	19,268,513	—	—
Food & Staples Retailing	20,857,591	—	—
Food Products	13,003,212	—	—
Gas Utilities	12,780,051	—	—
Health Care Equipment & Supplies	9,153,606	—	—
Health Care Providers & Services	24,781,342	—	—
Hotels, Restaurants & Leisure	4,701,727	—	—
Household Durables	15,364,232	—	—
Household Products	702,880	—	—
Independent Power & Renewable Electricity Producers	7,560,185	—	—
Insurance	64,910,231	—	—
Internet & Catalog Retail	4,795,892	—	—
Internet Software & Services	2,942,346	—	—
IT Services	13,777,343	—	—
Leisure Products	4,718,877	—	—
Life Sciences Tools & Services	9,687,738	—	—
Machinery	44,811,023	—	—
Marine	4,135,592	—	—
Media	6,988,271	—	—
Metals & Mining	24,488,836	—	—
Multiline Retail	5,107,861	—	—
Multi-Utilities	3,922,861	—	—
Oil, Gas & Consumable Fuels	27,154,570	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Paper & Forest Products	$4,967,811	$—	$—
Personal Products	450,912	—	—
Pharmaceuticals	6,629,204	—	—
Professional Services	15,923,781	—	—
Real Estate Investment Trusts (REITs)	112,954,954	—	—
Real Estate Management & Development	5,180,996	—	—
Road & Rail	10,769,380	—	—
Semiconductors & Semiconductor Equipment	52,640,763	—	—
Software	25,018,249	—	—
Specialty Retail	48,652,069	—	—
Technology Hardware, Storage & Peripherals	3,891,630	—	—
Textiles, Apparel & Luxury Goods	6,170,736	—	—
Thrifts & Mortgage Finance	10,943,687	—	—
Trading Companies & Distributors	4,580,838	—	—
Water Utilities	1,310,130	—	—
Wireless Telecommunication Services	1,594,948	—	—
Exchange Traded Funds	7,858,618	—	—
Affiliated Money Market Mutual Fund	116,718,246	—	—
Other Financial Instruments*
Futures	(11,330)	—	—

Total	$1,259,656,386	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Banks	15.6%
Affiliated Money Market Mutual Fund (8.4% represents investments purchased with collateral from securities on loan)	10.1
Real Estate Investment Trusts (REITs)	9.8
Insurance	5.6
Semiconductors & Semiconductor Equipment	4.6
Specialty Retail	4.2
Machinery	3.9
Commercial Services & Supplies	3.8
Electric Utilities	3.5
Electronic Equipment, Instruments & Components	2.8
Capital Markets	2.5
Oil, Gas & Consumable Fuels	2.4
Aerospace & Defense	2.3
Software	2.2
Health Care Providers & Services	2.1
Metals & Mining	2.1
Communications Equipment	1.9
Chemicals	1.8
Food & Staples Retailing	1.8
Energy Equipment & Services	1.7
Professional Services	1.4
Construction & Engineering	1.3
Household Durables	1.3
IT Services	1.2
Food Products	1.1
Gas Utilities	1.1
Auto Components	1.1
Thrifts & Mortgage Finance	0.9
Road & Rail	0.9

Containers & Packaging	0.9%
Life Sciences Tools & Services	0.8
Health Care Equipment & Supplies	0.8
Consumer Finance	0.8
Airlines	0.7
Independent Power & Renewable Electricity Producers	0.7
Diversified Telecommunication Services	0.7
Electrical Equipment	0.6
Media	0.6
Pharmaceuticals	0.6
Biotechnology	0.5
Textiles, Apparel & Luxury Goods	0.5
Real Estate Management & Development	0.5
Multiline Retail	0.4
Paper & Forest Products	0.4
Internet & Catalog Retail	0.4
Leisure Products	0.4
Hotels, Restaurants & Leisure	0.4
Exchange Traded Fund	0.4
Trading Companies & Distributors	0.4
Marine	0.4
Multi-Utilities	0.3
Technology Hardware, Storage & Peripherals	0.3
Diversified Consumer Services	0.3
Exchange Traded Funds	0.3
Internet Software & Services	0.3
Wireless Telecommunication Services	0.1
Water Utilities	0.1
Building Products	0.1
Air Freight & Logistics	0.1
Household Products	0.1

108.9
Liabilities in excess of other assets	(8.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statementof Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$11,330	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$19,553

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(217,900)

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long position was $11,374,146.

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $93,611,179:
Unaffiliated investments (cost $938,779,331)	$1,142,949,470
Affiliated investments (cost $116,718,246)	116,718,246
Deposit with broker	659,760
Receivable for investments sold	8,365,279
Dividends and interest receivable	2,070,028
Receivable for fund share sold	17,483
Tax reclaim receivable	1,001
Prepaid expenses	15,397

Total Assets	1,270,796,664

LIABILITIES:
Payable to broker for collateral for securities on loan	97,124,589
Payable for investments purchased	10,971,380
Payable for fund share repurchased	4,577,760
Loan payable	501,000
Advisory fees payable	434,402
Payable to custodian	246,490
Due to broker-variation margin futures	117,430
Accrued expenses and other liabilities	103,683
Distribution fee payable	19,289
Affiliated transfer agent fee payable	361

Total Liabilities	114,096,384

NET ASSETS	$1,156,700,280

Net assets were comprised of:
Paid-in capital	$637,319,591
Retained earnings	519,380,689

Net assets, December 31, 2014	$1,156,700,280

Net asset value and redemption price per share, $1,156,700,280 / 53,592,790 outstanding shares of beneficial interest	$21.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $7,348 foreign withholding tax)	$17,893,788
Affiliated income from securities lending, net	541,884
Affiliated dividend income	24,609
Interest income	1,359

18,461,640

EXPENSES
Advisory fees	10,248,914
Distribution fee	1,173,711
Custodian and accounting fees	223,000
Audit fee	26,000
Trustees’ fees	20,000
Insurance expenses	15,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports.	5,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense	125
Miscellaneous	15,949

Total expenses	11,748,699

NET INVESTMENT INCOME	6,712,941

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	115,112,626
Futures transactions	19,553

115,132,179

Net change in unrealized appreciation (depreciation) on:
Investments	(63,651,801)
Futures	(217,900)
Foreign currencies	(35)

(63,869,736)

NET GAIN ON INVESTMENTS	51,262,443

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,975,384

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,712,941	$8,133,508
Net realized gain on investment transactions	115,132,179	155,265,345
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(63,869,736)	182,630,366

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	57,975,384	346,029,219

FUND SHARE TRANSACTIONS:
Fund share sold [2,763,874 and 17,766,260 shares, respectively]	56,640,090	306,329,478
Fund share repurchased [8,684,226 and 19,082,705 shares, respectively]	(178,073,846)	(339,997,255)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(121,433,756)	(33,667,777)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(63,458,372)	312,361,442
NET ASSETS:
Beginning of year	1,220,158,652	907,797,210

End of year	$1,156,700,280	$1,220,158,652

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 92.5%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.3%
Boeing Co. (The)	114,100	$14,830,718
Honeywell International, Inc.	158,200	15,807,344

		30,638,062

Air Freight & Logistics — 1.2%
United Parcel Service, Inc. (Class B Stock)	141,500	15,730,555

Auto Components — 0.7%
Johnson Controls, Inc.	182,200	8,807,548

Automobiles — 1.1%
Ford Motor Co.	444,400	6,888,200
General Motors Co.	214,052	7,472,555

		14,360,755

Banks — 11.5%
Bank of America Corp.	1,314,000	23,507,460
JPMorgan Chase & Co.	575,100	35,989,758
PNC Financial Services Group, Inc.	225,000	20,526,750
Regions Financial Corp.	484,200	5,113,152
SunTrust Banks, Inc.	344,100	14,417,790
U.S. Bancorp	556,400	25,010,180
Wells Fargo & Co.	542,800	29,756,296

		154,321,386

Beverages — 0.8%
PepsiCo, Inc.	113,600	10,742,016

Building Products — 1.0%
Masco Corp.	322,400	8,124,480
USG Corp.*(a)	181,700	5,085,783

		13,210,263

Capital Markets — 1.2%
Bank of New York Mellon Corp. (The)	10,700	434,099
Northern Trust Corp.	203,300	13,702,420
Och-Ziff Capital Management Group LLC (Class A Stock), MLP	123,000	1,436,640

		15,573,159

Chemicals — 1.1%
E.I. du Pont de Nemours & Co.	119,000	8,798,860
Potash Corp. of Saskatchewan Inc. (Canada)	164,900	5,824,268

		14,623,128

Communications Equipment — 3.2%
Cisco Systems, Inc.	477,200	13,273,318
Harris Corp.	184,800	13,272,336
Motorola Solutions, Inc.	33,900	2,274,012
QUALCOMM, Inc.	193,000	14,345,690

		43,165,356

Construction Materials — 0.8%
Vulcan Materials Co.	157,300	10,339,329

Consumer Finance — 1.0%
American Express Co.	150,500	14,002,520

Containers & Packaging — 0.6%
MeadWestvaco Corp.	182,700	8,110,053

Distributors — 0.7%
Genuine Parts Co.	89,900	9,580,643

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services — 3.3%
AT&T, Inc.	545,000	$18,306,550
CenturyLink, Inc.	199,600	7,900,168
Telefonica SA (Spain)	383,275	5,502,894
Verizon Communications, Inc.	277,859	12,998,244

		44,707,856

Electric Utilities — 4.8%
Duke Energy Corp.	213,010	17,794,855
Entergy Corp.	180,300	15,772,644
Exelon Corp.	311,400	11,546,712
FirstEnergy Corp.	243,800	9,505,762
Xcel Energy, Inc.	269,300	9,673,256

		64,293,229

Electrical Equipment — 1.6%
Eaton Corp. PLC	97,862	6,650,701
Emerson Electric Co.	231,100	14,265,803

		20,916,504

Electronic Equipment, Instruments & Components — 0.9%
Corning, Inc.	554,600	12,716,978

Energy Equipment & Services — 1.1%
Diamond Offshore Drilling, Inc.(a)	166,600	6,115,886
Schlumberger Ltd.	105,800	9,036,378

		15,152,264

Food Products — 2.3%
Archer-Daniels-Midland Co.	280,900	14,606,800
Campbell Soup Co.	145,800	6,415,200
ConAgra Foods, Inc.	44,300	1,607,204
Kellogg Co.	33,900	2,218,416
McCormick & Co., Inc.	76,800	5,706,240

		30,553,860

Health Care Providers & Services — 0.7%
Quest Diagnostics, Inc.	135,500	9,086,630

Hotels, Restaurants & Leisure — 1.2%
Carnival Corp.	293,700	13,313,421
McDonald’s Corp.	36,300	3,401,310

		16,714,731

Household Durables — 0.1%
Whirlpool Corp.	8,800	1,704,912

Household Products — 0.8%
Clorox Co. (The)	107,000	11,150,470

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp. (The)	340,800	4,692,816

Industrial Conglomerates — 2.7%
General Electric Co.	1,429,100	36,113,357

Insurance — 4.0%
Chubb Corp. (The)	67,000	6,932,490
Loews Corp.	214,300	9,004,886
Marsh & McLennan Cos., Inc.	343,000	19,633,320
MetLife, Inc.	169,200	9,152,028
Sun Life Financial, Inc. (Canada)	145,700	5,253,942
Willis Group Holdings PLC	90,200	4,041,862

		54,018,528

IT Services — 1.7%
Computer Sciences Corp.	107,000	6,746,350

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
International Business Machines Corp.	67,800	$10,877,832
Western Union Co. (The)(a)	305,000	5,462,550

		23,086,732

Leisure Products — 1.0%
Mattel, Inc.(a)	452,100	13,990,235

Machinery — 4.4%
Deere & Co.	114,200	10,103,274
Flowserve Corp.	11,300	676,079
Illinois Tool Works, Inc.	224,400	21,250,680
Joy Global, Inc.	149,200	6,940,784
Stanley Black & Decker, Inc.	122,600	11,779,408
Xylem, Inc.	237,500	9,041,625

		59,791,850

Media — 3.8%
Cablevision Systems Corp. (Class A Stock)(a)	338,100	6,978,384
Comcast Corp. (Class A Stock)	112,000	6,497,120
Madison Square Garden Co. (The) (Class A Stock)*	22,300	1,678,298
New York Times Co. (The) (Class A Stock)(a)	302,500	3,999,050
News Corp. (Class A Stock)*	267,900	4,203,351
Pearson PLC (United Kingdom)	189,006	3,490,595
Time Warner, Inc.	203,400	17,374,428
Walt Disney Co. (The)	75,900	7,149,021

		51,370,247

Metals & Mining — 1.2%
Newmont Mining Corp.	267,800	5,061,420
Nucor Corp.	226,300	11,100,015

		16,161,435

Multiline Retail — 1.9%
Kohl’s Corp.	247,500	15,107,400
Macy’s, Inc.	167,600	11,019,700

		26,127,100

Multi-Utilities — 1.3%
NiSource, Inc.	418,500	17,752,770

Oil, Gas & Consumable Fuels — 11.0%
Anadarko Petroleum Corp.	95,800	7,903,500
Apache Corp.	315,700	19,784,919
BP PLC (United Kingdom), ADR(a)	162,300	6,186,876
Chevron Corp.	221,800	24,881,524
ConocoPhillips	73,200	5,055,192
CONSOL Energy, Inc.	268,300	9,071,223
Exxon Mobil Corp.	255,900	23,657,955
Hess Corp.	236,800	17,480,576
Murphy Oil Corp.(a)	225,300	11,382,156
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	261,900	17,534,205
Talisman Energy, Inc. (Canada)	654,100	5,121,603

		148,059,729

Paper & Forest Products — 1.3%
International Paper Co.	333,100	17,847,498

Personal Products — 0.3%
Avon Products, Inc.	470,100	4,414,239

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals — 5.9%
Bristol-Myers Squibb Co.	283,000	$16,705,490
GlaxoSmithKline PLC (United Kingdom)	277,104	5,944,889
Johnson & Johnson	209,300	21,886,501
Merck & Co., Inc.	298,200	16,934,778
Pfizer, Inc.	573,200	17,855,180

		79,326,838

Real Estate Investment Trusts (REITs) — 1.7%
Digital Realty Trust, Inc.(a)	95,300	6,318,390
Rayonier, Inc.	180,400	5,040,376
Weyerhaeuser Co.	315,800	11,334,062

		22,692,828

Semiconductors & Semiconductor Equipment — 2.6%
Analog Devices, Inc.	164,000	9,105,280
Applied Materials, Inc.	569,000	14,179,480
Texas Instruments, Inc.	207,200	11,077,948

		34,362,708

Software — 1.2%
CA, Inc.	122,700	3,736,215
Microsoft Corp.	277,000	12,866,650

		16,602,865

Specialty Retail — 0.9%
Staples, Inc.	631,600	11,444,592
Tiffany & Co.	8,700	929,682

		12,374,274

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	78,900	8,708,982

Textiles, Apparel & Luxury Goods — 0.3%
Coach, Inc.	90,000	3,380,400

Wireless Telecommunication Services — 0.2%
Vodafone Group PLC (United Kingdom)	785,184	2,692,109

TOTAL COMMON STOCKS (cost $969,328,989)		1,243,769,747

SHORT-TERM INVESTMENT — 10.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $140,209,150; includes $42,132,005 of cash collateral for securities on loan)(b)(w)(Note 4)	140,209,150	140,209,150

TOTAL INVESTMENTS — 102.9% (cost $1,109,538,139)		1,383,978,897
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.9)%		(39,028,274)

NET ASSETS — 100.0%		$1,344,950,623

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $40,642,076; cash collateral of $42,132,005 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$30,638,062	$—	$—
Air Freight & Logistics	15,730,555	—	—
Auto Components	8,807,548	—	—
Automobiles	14,360,755	—	—
Banks	154,321,386	—	—
Beverages	10,742,016	—	—
Building Products	13,210,263	—	—
Capital Markets	15,573,159	—	—
Chemicals	14,623,128	—	—
Communications Equipment	43,165,356	—	—
Construction Materials	10,339,329	—	—
Consumer Finance	14,002,520	—	—
Containers & Packaging	8,110,053	—	—
Distributors	9,580,643	—	—
Diversified Telecommunication Services	39,204,962	5,502,894	—
Electric Utilities	64,293,229	—	—
Electrical Equipment	20,916,504	—	—
Electronic Equipment, Instruments & Components	12,716,978	—	—
Energy Equipment & Services	15,152,264	—	—
Food Products	30,553,860	—	—
Health Care Providers & Services	9,086,630	—	—
Hotels, Restaurants & Leisure	16,714,731	—	—
Household Durables	1,704,912	—	—
Household Products	11,150,470	—	—
Independent Power & Renewable Electricity Producers	4,692,816	—	—
Industrial Conglomerates	36,113,357	—	—
Insurance	54,018,528	—	—
IT Services	23,086,732	—	—
Leisure Products	13,990,235	—	—
Machinery	59,791,850	—	—
Media	47,879,652	3,490,595	—
Metals & Mining	16,161,435	—	—
Multiline Retail	26,127,100	—	—
Multi-Utilities	17,752,770	—	—
Oil, Gas & Consumable Fuels	148,059,729	—	—
Paper & Forest Products	17,847,498	—	—
Personal Products	4,414,239	—	—
Pharmaceuticals	73,381,949	5,944,889	—
Real Estate Investment Trusts (REITs)	22,692,828	—	—
Semiconductors & Semiconductor Equipment	34,362,708	—	—
Software	16,602,865	—	—
Specialty Retail	12,374,274	—	—
Technology Hardware, Storage & Peripherals	8,708,982	—	—
Textiles, Apparel & Luxury Goods	3,380,400	—	—
Wireless Telecommunication Services	—	2,692,109	—
Affiliated Money Market Mutual Fund	140,209,150	—	—

Total	$1,366,348,410	$17,630,487	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Banks	11.5%
Oil, Gas & Consumable Fuels	11.0
Affiliated Money Market Mutual Fund (3.1% represents investments purchased with collateral from securities on loan)	10.4
Pharmaceuticals	5.9
Electric Utilities	4.8
Machinery	4.4
Insurance	4.0
Media	3.8
Diversified Telecommunication Services	3.3
Communications Equipment	3.2
Industrial Conglomerates	2.7
Semiconductors & Semiconductor Equipment	2.6
Aerospace & Defense	2.3
Food Products	2.3
Multiline Retail	1.9
IT Services	1.7
Real Estate Investment Trusts (REITs)	1.7
Electrical Equipment	1.6
Paper & Forest Products	1.3
Multi-Utilities	1.3
Hotels, Restaurants & Leisure	1.2
Software	1.2
Metals & Mining	1.2

Air Freight & Logistics	1.2%
Capital Markets	1.2
Energy Equipment & Services	1.1
Chemicals	1.1
Automobiles	1.1
Consumer Finance	1.0
Leisure Products	1.0
Building Products	1.0
Electronic Equipment, Instruments & Components	0.9
Specialty Retail	0.9
Household Products	0.8
Beverages	0.8
Construction Materials	0.8
Distributors	0.7
Health Care Providers & Services	0.7
Auto Components	0.7
Technology Hardware, Storage & Peripherals	0.7
Containers & Packaging	0.6
Independent Power & Renewable Electricity Producers	0.4
Personal Products	0.3
Textiles, Apparel & Luxury Goods	0.3
Wireless Telecommunication Services	0.2
Household Durables	0.1

102.9
Liabilities in excess of other assets	(2.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $40,642,076:
Unaffiliated investments (cost $969,328,989)	$1,243,769,747
Affiliated investments (cost $140,209,150)	140,209,150
Dividends receivable.	1,983,065
Receivable for investments sold	895,720
Receivable for fund share sold	625,825
Tax reclaim receivable	115,923
Prepaid expenses	12,402

Total Assets	1,387,611,832

LIABILITIES:
Payable to broker for collateral for securities on loan	42,132,005
Advisory fees payable	362,221
Accrued expenses and other liabilities	82,157
Payable for fund share repurchased	61,419
Distribution fee payable	22,431
Payable to custodian	615
Affiliated transfer agent fee payable	361

Total Liabilities	42,661,209

NET ASSETS	$1,344,950,623

Net assets were comprised of:
Paid-in capital	$597,337,315
Retained earnings	747,613,308

Net assets, December 31, 2014	$1,344,950,623

Net asset value and redemption price per share, $1,344,950,623 / 101,550,870 outstanding shares of beneficial interest	$13.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $375,886 foreign withholding tax)	$33,381,606
Affiliated income from securities lending, net	532,713
Affiliated dividend income	148,993

34,063,312

EXPENSES
Advisory fees	9,498,486
Distribution fee	1,315,984
Custodian and accounting fees	190,000
Audit fee	21,000
Trustees’ fees	21,000
Insurance expenses	20,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	18,940

Total expenses	11,114,410

NET INVESTMENT INCOME	22,948,902

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	72,118,664
Foreign currency transactions	3,899

72,122,563

Net change in unrealized appreciation (depreciation) on:
Investments	(942,952)
Foreign currencies	(16,625)

(959,577)

NET GAIN ON INVESTMENTS	71,162,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,111,888

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,948,902	$31,051,255
Net realized gain on investment and foreign currency transactions	72,122,563	337,990,793
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(959,577)	169,497,526

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	94,111,888	538,539,574

FUND SHARE TRANSACTIONS:
Fund share sold [6,047,090 and 28,655,871 shares, respectively]	77,054,438	304,847,179
Fund share repurchased [12,143,942 and 176,664,560 shares, respectively]	(152,697,877)	(1,944,751,463)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(75,643,439)	(1,639,904,284)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,468,449	(1,101,364,710)
NET ASSETS:
Beginning of year	1,326,482,174	2,427,846,884

End of year	$1,344,950,623	$1,326,482,174

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS — 99.5%	Shares	Value (Note 2)
Aerospace & Defense — 5.5%
Boeing Co. (The)	455,000	$59,140,900
Precision Castparts Corp.	163,500	39,383,880

		98,524,780

Air Freight & Logistics — 0.9%
FedEx Corp.	96,500	16,758,190

Airlines — 3.8%
American Airlines Group, Inc.	941,300	50,481,919
United Continental Holdings, Inc.*	255,600	17,097,084

		67,579,003

Auto Components — 1.1%
Delphi Automotive PLC (United Kingdom)	265,200	19,285,344

Automobiles — 0.8%
Tesla Motors, Inc.*(a)	64,100	14,256,481

Biotechnology — 10.8%
Alexion Pharmaceuticals, Inc.*	247,595	45,812,503
Biogen Idec, Inc.*	125,200	42,499,140
Celgene Corp.*	339,416	37,967,074
Gilead Sciences, Inc.*	463,100	43,651,806
Regeneron Pharmaceuticals, Inc.*	26,100	10,707,525
Vertex Pharmaceuticals, Inc.*	109,300	12,984,840

		193,622,888

Capital Markets — 4.9%
Morgan Stanley	944,400	36,642,720
State Street Corp.	281,200	22,074,200
TD Ameritrade Holding Corp.	829,900	29,693,822

		88,410,742

Chemicals — 1.6%
Ecolab, Inc.	19,800	2,069,496
Sherwin-Williams Co. (The)	98,400	25,883,136

		27,952,632

Communications Equipment — 0.3%
Palo Alto Networks, Inc.*	40,400	4,951,828

Construction Materials — 1.1%
Vulcan Materials Co.	310,600	20,415,738

Diversified Financial Services — 0.7%
Intercontinental Exchange, Inc.	57,000	12,499,530

Health Care Equipment & Supplies — 2.1%
Intuitive Surgical, Inc.*	70,210	37,136,877

Health Care Providers & Services — 5.4%
Humana, Inc.	123,300	17,709,579
McKesson Corp.	270,430	56,135,859
UnitedHealth Group, Inc.	230,800	23,331,572

		97,177,010

Hotels, Restaurants & Leisure — 6.8%
Chipotle Mexican Grill, Inc.*	18,000	12,321,180
Hilton Worldwide Holdings, Inc.*	590,273	15,400,223
MGM Resorts International*	1,221,123	26,107,610
Starbucks Corp.	332,615	27,291,061
Wynn Resorts Ltd.	280,400	41,712,304

		122,832,378

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates — 3.2%
Danaher Corp.	666,700	$57,142,857

Internet & Catalog Retail — 9.2%
Amazon.com, Inc.*	228,647	70,960,596
Ctrip.com International Ltd. (China), ADR*(a)	200,900	9,140,950
Netflix, Inc.*(a)	33,700	11,512,257
Priceline Group, Inc. (The)*	57,000	64,991,970
Vipshop Holdings Ltd. (China), ADS*(a)	469,700	9,177,938

		165,783,711

Internet Software & Services — 11.0%
Alibaba Group Holding Ltd. (China), ADR*(a)	146,112	15,186,881
Baidu, Inc. (China), ADR*	132,800	30,274,416
Facebook, Inc. (Class A Stock)*	518,900	40,484,578
Google, Inc. (Class A Stock)*	90,060	47,791,240
Google, Inc. (Class C Stock)*	85,560	45,038,784
LinkedIn Corp. (Class A Stock)*(a)	55,700	12,794,847
Twitter, Inc.*	184,200	6,607,254

		198,178,000

IT Services — 4.9%
Vantiv, Inc. (Class A Stock)*	314,400	10,664,448
Visa, Inc. (Class A Stock)(a)	296,200	77,663,640

		88,328,088

Machinery — 1.6%
Flowserve Corp.	166,400	9,955,712
Wabtec Corp.	218,800	19,011,532

		28,967,244

Oil, Gas & Consumable Fuels — 3.6%
EQT Corp.	205,500	15,556,350
Pioneer Natural Resources Co.	181,600	27,031,160
Range Resources Corp.	405,141	21,654,786

		64,242,296

Personal Products — 0.8%
Estee Lauder Cos., Inc. (The) (Class A Stock)	190,600	14,523,720

Pharmaceuticals — 5.4%
Actavis PLC*(a)	41,100	10,579,551
Allergan, Inc.	138,500	29,443,715
Eli Lilly & Co.	278,200	19,193,018
Valeant Pharmaceuticals International, Inc.*(a)	257,700	36,879,447

		96,095,731

Professional Services — 0.6%
Verisk Analytics, Inc. (Class A Stock)*	156,700	10,036,635

Road & Rail — 1.6%
J.B. Hunt Transport Services, Inc.	222,800	18,770,900
Kansas City Southern	86,600	10,567,798

		29,338,698

Semiconductors & Semiconductor Equipment — 0.6%
ASML Holding NV (Netherlands)(a)	106,100	11,440,763

Software — 5.4%
NetSuite, Inc.*(a)	123,500	13,482,495
Red Hat, Inc.*	318,300	22,007,262

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
salesforce.com, Inc.*	515,800	$30,592,098
ServiceNow, Inc.*	222,800	15,116,980
VMware, Inc. (Class A Stock)*	85,300	7,038,956
Workday, Inc. (Class A Stock)*(a)	104,100	8,495,601

		96,733,392

Specialty Retail — 3.6%
CarMax, Inc.*	212,100	14,121,618
Lowe’s Cos., Inc.	448,700	30,870,560
Tractor Supply Co.	257,400	20,288,268

		65,280,446

Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	183,400	20,243,692

Textiles, Apparel & Luxury Goods — 1.1%
Hanesbrands, Inc.	82,700	9,230,974
Michael Kors Holdings Ltd.*	88,400	6,638,840
Under Armour, Inc. (Class A Stock)*(a)	60,900	4,135,110

		20,004,924

TOTAL COMMON STOCKS (cost $1,353,105,117)		1,787,743,618

PREFERRED STOCK
Internet Software & Services
Living Social (PRFC)*(g) (cost $1,352,010)	175,814	45,712

TOTAL LONG-TERM INVESTMENTS (cost $1,354,457,127)		1,787,789,330

SHORT-TERM INVESTMENT — 7.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $125,824,185; includes $110,861,058 of cash collateral for securities on loan)(b)(w)(Note 4)	125,824,185	125,824,185

TOTAL INVESTMENTS — 106.5% (cost $1,480,281,312)		1,913,613,515
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.5)%		(117,597,232)

NET ASSETS — 100.0%		$1,796,016,283

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $107,753,928; cash collateral of $110,861,058 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$98,524,780	$—	$—
Air Freight & Logistics	16,758,190	—	—
Airlines	67,579,003	—	—
Auto Components	19,285,344	—	—
Automobiles	14,256,481	—	—
Biotechnology	193,622,888	—	—
Capital Markets	88,410,742	—	—
Chemicals	27,952,632	—	—
Communications Equipment	4,951,828	—	—
Construction Materials	20,415,738	—	—
Diversified Financial Services	12,499,530	—	—
Health Care Equipment & Supplies	37,136,877	—	—
Health Care Providers & Services	97,177,010	—	—
Hotels, Restaurants & Leisure	122,832,378	—	—
Industrial Conglomerates	57,142,857	—	—
Internet & Catalog Retail	165,783,711	—	—
Internet Software & Services	198,178,000	—	—
IT Services	88,328,088	—	—
Machinery	28,967,244	—	—
Oil, Gas & Consumable Fuels	64,242,296	—	—
Personal Products	14,523,720	—	—
Pharmaceuticals	96,095,731	—	—
Professional Services	10,036,635	—	—
Road & Rail	29,338,698	—	—
Semiconductors & Semiconductor Equipment	11,440,763	—	—
Software	96,733,392	—	—
Specialty Retail	65,280,446	—	—
Technology Hardware, Storage & Peripherals	20,243,692	—	—
Textiles, Apparel & Luxury Goods	20,004,924	—	—
Preferred Stocks
Internet Software & Services	—	—	45,712
Affiliated Money Market Mutual Fund	125,824,185	—	—

Total	$1,913,567,803	$—	$45,712

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Internet Software & Services	11.0%
Biotechnology	10.8
Internet & Catalog Retail	9.2
Affiliated Money Market Mutual Fund (6.2% represents investments purchased with collateral from securities on loan)	7.0
Hotels, Restaurants & Leisure	6.8
Aerospace & Defense	5.5
Health Care Providers & Services	5.4
Software	5.4
Pharmaceuticals	5.4
Capital Markets	4.9
IT Services	4.9
Airlines	3.8
Specialty Retail	3.6
Oil, Gas & Consumable Fuels	3.6
Industrial Conglomerates	3.2

Health Care Equipment & Supplies	2.1%
Road & Rail	1.6
Machinery	1.6
Chemicals	1.6
Construction Materials	1.1
Technology Hardware, Storage & Peripherals	1.1
Textiles, Apparel & Luxury Goods	1.1
Auto Components	1.1
Air Freight & Logistics	0.9
Personal Products	0.8
Automobiles	0.8
Diversified Financial Services	0.7
Semiconductors & Semiconductor Equipment	0.6
Professional Services	0.6
Communications Equipment	0.3

106.5
Liabilities in excess of other assets	(6.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $107,753,928:
Unaffiliated investments (cost $1,354,457,127)	$1,787,789,330
Affiliated investments (cost $125,824,185)	125,824,185
Receivable for investments sold	1,283,328
Receivable for fund share sold	698,654
Dividends receivable	365,035
Prepaid expenses	15,798

Total Assets	1,915,976,330

LIABILITIES:
Payable to broker for collateral for securities on loan	110,861,058
Payable for investments purchased	7,427,605
Payable for fund share repurchased	965,108
Advisory fees payable	571,145
Accrued expenses and other liabilities	104,517
Distribution fee payable	29,597
Deferred trustees’ fees	656
Affiliated transfer agent fee payable	361

Total Liabilities	119,960,047

NET ASSETS	$1,796,016,283

Net assets were comprised of:
Paid-in capital	$851,360,049
Retained earnings	944,656,234

Net assets, December 31, 2014	$1,796,016,283

Net asset value and redemption price per share, $1,796,016,283 / 80,418,648 outstanding shares of beneficial interest	$22.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $29,571 foreign withholding tax)	$10,978,423
Affiliated income from securities lending, net	173,085
Affiliated dividend income	17,909

11,169,417

EXPENSES
Advisory fees	15,525,998
Distribution fee	1,835,926
Custodian and accounting fees	234,000
Audit fee	25,000
Trustees’ fees	24,000
Insurance expenses	22,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense	1,195
Miscellaneous	16,760

Total expenses	17,717,879

Less: advisory fee waivers and/or expense reimbursement	(311,567)

Net expenses	17,406,312

NET INVESTMENT LOSS	(6,236,895)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	300,179,916
Net change in unrealized appreciation (depreciation) on investments	(154,627,024)

NET GAIN ON INVESTMENTS	145,552,892

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$139,315,997

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(6,236,895)	$(5,458,286)
Net realized gain on investment transactions	300,179,916	283,697,242
Net change in unrealized appreciation (depreciation) on investments	(154,627,024)	392,624,283

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	139,315,997	670,863,239

FUND SHARE TRANSACTIONS:
Fund share sold [9,211,633 and 19,589,550 shares, respectively]	192,923,620	321,992,260
Fund share repurchased [20,252,506 and 70,790,414 shares, respectively]	(420,908,398)	(1,150,186,084)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(227,984,778)	(828,193,824)

TOTAL DECREASE IN NET ASSETS	(88,668,781)	(157,330,585)
NET ASSETS:
Beginning of year	1,884,685,064	2,042,015,649

End of year	$1,796,016,283	$1,884,685,064

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS	Shares	Value (Note 2)

Agricultural Products — 0.9%
Bunge Ltd.	55,100	$5,009,141

Aluminum — 0.3%
Constellium NV (Netherlands) (Class A Stock)*	110,200	1,810,586

Application Software — 0.1%
Computer Modelling Group Ltd. (Canada)	81,200	834,505

Automotive Retail — 0.3%
Murphy USA, Inc.*	25,500	1,755,930

Coal & Consumable Fuels — 0.8%
Cloud Peak Energy, Inc.*	124,600	1,143,828
CONSOL Energy, Inc.	104,300	3,526,383

		4,670,211

Construction & Engineering — 1.2%
Jacobs Engineering Group, Inc.*	74,200	3,315,998
Quanta Services, Inc.*	121,396	3,446,432

		6,762,430

Construction Machinery & Heavy Trucks — 0.9%
Caterpillar, Inc.	55,000	5,034,150

Construction Materials — 3.1%
Eagle Materials, Inc.	45,300	3,444,159
Holcim Ltd. (Switzerland)*	26,469	1,892,114
Martin Marietta Materials, Inc.	56,600	6,244,112
Vulcan Materials Co.	94,400	6,204,912

		17,785,297

Diversified Chemicals — 0.5%
E.I. du Pont de Nemours & Co.	39,900	2,950,206

Diversified Metals & Mining — 3.2%
BHP Billiton Ltd. (Australia)	317,784	7,513,252
First Quantum Minerals Ltd. (Canada)	130,600	1,855,918
Horsehead Holding Corp.*	76,800	1,215,744
Southern Copper Corp.	286,300	8,073,660

		18,658,574

Electric Utilities — 2.2%
American Electric Power Co., Inc.	66,000	4,007,520
Exelon Corp.	88,600	3,285,288
FirstEnergy Corp.	77,300	3,013,927
PNM Resources, Inc.	89,600	2,654,848

		12,961,583

Fertilizers & Agricultural Chemicals — 3.9%
CF Industries Holdings, Inc.	9,800	2,670,892
Monsanto Co.	38,100	4,551,807
Mosaic Co. (The)	162,800	7,431,820
Potash Corp. of Saskatchewan, Inc. (Canada)	227,200	8,024,704

		22,679,223

Forest Products — 0.4%
West Fraser Timber Co. Ltd. (Canada)	44,400	2,540,255

Gas Utilities — 0.6%
Infraestructura Energetica Nova SAB De CV (Mexico)	699,500	3,498,982

Gold — 1.9%
Franco-Nevada Corp. (Canada)	140,100	6,898,882

COMMON STOCKS (continued)	Shares	Value (Note 2)

Gold (continued)
Randgold Resources Ltd. (United Kingdom)	64,144	$4,354,748

		11,253,630

Industrial Gases — 4.2%
Air Products & Chemicals, Inc.	25,600	3,692,288
Airgas, Inc.	115,000	13,245,700
Praxair, Inc.	57,100	7,397,876

		24,335,864

Industrial Machinery — 3.5%
Flowserve Corp.	176,200	10,542,046
Harsco Corp.	101,400	1,915,446
Pentair PLC (United Kingdom)	24,600	1,633,932
SPX Corp.	18,100	1,555,152
Xylem, Inc.	122,700	4,671,189

		20,317,765

Integrated Oil & Gas — 11.1%
BG Group PLC (United Kingdom)	130,020	1,739,893
Chevron Corp.	21,656	2,429,370
Eni SpA (Italy)	372,762	6,529,500
Exxon Mobil Corp.	233,608	21,597,060
Hess Corp.	135,900	10,032,138
Royal Dutch Shell PLC (Netherlands), ADR	293,275	19,634,761
Suncor Energy, Inc. (Canada)	39,700	1,261,666
Total SA (France), ADR	19,600	1,003,520

		64,227,908

Metal & Glass Containers — 2.0%
Ball Corp.	69,000	4,703,730
Berry Plastics Group, Inc.*	165,900	5,234,145
Vidrala SA (Spain)	35,409	1,628,177

		11,566,052

Multi-Utilities — 5.4%
CenterPoint Energy, Inc.	126,100	2,954,523
GDF Suez (France)	150,296	3,504,767
National Grid PLC (United Kingdom)	397,537	5,640,777
NiSource, Inc.	358,400	15,203,328
PG&E Corp.	70,900	3,774,716

		31,078,111

Oil & Gas Equipment & Services — 5.6%
AMEC PLC (United Kingdom)	435,874	5,756,494
Baker Hughes, Inc.	42,100	2,360,547
Bristow Group, Inc.	36,800	2,421,072
Cameron International Corp.*	71,300	3,561,435
Exterran Holdings, Inc.	117,700	3,834,666
Halliburton Co.	88,400	3,476,772
Helix Energy Solutions Group, Inc.*	106,500	2,311,050
Schlumberger Ltd.	68,725	5,869,802
Tenaris SA (Luxembourg), ADR	43,800	1,323,198
Tesco Corp.	121,300	1,555,066

		32,470,102

Oil & Gas Exploration & Production — 27.0%
Anadarko Petroleum Corp.	150,700	12,432,750
Apache Corp.	171,700	10,760,439
Bonanza Creek Energy, Inc.*	56,000	1,344,000
Canadian Natural Resources Ltd. (Canada)	236,800	7,312,384
Cimarex Energy Co.	128,894	13,662,764

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas Exploration & Production (continued)
Concho Resources, Inc.*	140,700	$14,034,825
Continental Resources, Inc.*(a)	135,900	5,213,124
Diamondback Energy, Inc.*	85,900	5,135,102
Eclipse Resources Corp.*(a)	70,200	493,506
EOG Resources, Inc.	114,300	10,523,601
EQT Corp.	157,100	11,892,470
Marathon Oil Corp.	165,100	4,670,679
Matador Resources Co.*(a)	132,700	2,684,521
NuVista Energy Ltd. (Canada)*	452,700	2,887,336
Oasis Petroleum, Inc.*(a)	107,700	1,781,358
PDC Energy, Inc.*	38,172	1,575,358
Pioneer Natural Resources Co.	117,250	17,452,663
Premier Oil PLC (United Kingdom)	682,352	1,764,873
Range Resources Corp.	174,000	9,300,300
Salamander Energy PLC (United Kingdom)*	1,539,994	1,560,156
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	230,440	3,469,096
SM Energy Co.	97,100	3,746,118
Vermilion Energy, Inc. (Canada)	48,600	2,384,404
Whiting Petroleum Corp.*	93,000	3,069,000
Woodside Petroleum Ltd. (Australia)	88,947	2,750,892
WPX Energy, Inc.*	372,033	4,326,744

		156,228,463

Oil & Gas Refining & Marketing — 0.6%
Phillips 66	44,100	3,161,970

Paper Packaging — 0.5%
MeadWestvaco Corp.	63,100	2,801,009

Paper Products — 2.1%
Clearwater Paper Corp.*	34,847	2,388,762
International Paper Co.	96,800	5,186,544
KapStone Paper and Packaging Corp.	100,000	2,931,000
Schweitzer-Mauduit International, Inc.	44,900	1,899,270

		12,405,576

Precious Metals & Minerals — 1.7%
Fresnillo PLC (Mexico)	275,052	3,268,981
Petra Diamonds Ltd. (United Kingdom)*	2,269,022	6,812,162

		10,081,143

Silver — 0.8%
Silver Wheaton Corp. (Canada)	216,700	4,407,489

Specialized REIT’s — 1.5%
Weyerhaeuser Co.	237,251	8,514,938

Specialty Chemicals — 9.8%
Ashland, Inc.	50,900	6,095,784
Celanese Corp. (Class A Stock)	141,600	8,490,336
Ecolab, Inc.	86,600	9,051,432
Flotek Industries, Inc.*(a)	108,200	2,026,586
International Flavors & Fragrances, Inc.	31,700	3,213,112
Johnson Matthey PLC (United Kingdom)	89,572	4,712,462
RPM International, Inc.	218,400	11,075,064
Sherwin-Williams Co. (The)	21,300	5,602,752
Victrex PLC (United Kingdom)	197,733	6,380,460

		56,647,988

Steel — 2.3%
Acerinox SA (Spain)	122,892	1,854,048
ArcelorMittal (Luxembourg)(a)	127,700	1,408,531
Steel Dynamics, Inc.	124,600	2,459,604

COMMON STOCKS (continued)	Shares	Value (Note 2)

Steel (continued)
United States Steel Corp.(a)	138,700	$3,708,838
Worthington Industries, Inc.	131,900	3,968,871

		13,399,892

TOTAL LONG-TERM INVESTMENTS (cost $583,147,610)		569,848,973

SHORT-TERM INVESTMENT — 4.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $24,986,128; includes $12,370,654 of cash collateral received for securities on loan)(b)(w)(Note 4)	24,986,128	24,986,128

TOTAL INVESTMENTS — 102.7% (cost $608,133,738)		594,835,101
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.7)%		(15,426,424)

NET ASSETS — 100.0%		$579,408,677

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,102,168; cash collateral of $12,370,654 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2-Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Agricultural Products	$5,009,141	$—	$—
Aluminum	1,810,586	—	—
Application Software	834,505	—	—
Automotive Retail	1,755,930	—	—
Coal & Consumable Fuels	4,670,211	—	—
Construction & Engineering	6,762,430	—	—
Construction Machinery & Heavy Trucks	5,034,150	—	—
Construction Materials	15,893,183	1,892,114	—
Diversified Chemicals	2,950,206	—	—
Diversified Metals & Mining	11,145,322	7,513,252	—
Electric Utilities	12,961,583	—	—
Fertilizers & Agricultural Chemicals	22,679,223	—	—
Forest Products	2,540,255	—	—
Gas Utilities	3,498,982	—	—
Gold	6,898,882	4,354,748	—
Industrial Gases	24,335,864	—	—
Industrial Machinery	20,317,765	—	—
Integrated Oil & Gas	55,958,515	8,269,393	—
Metal & Glass Containers	11,566,052	—	—
Multi-Utilities	21,932,567	9,145,544	—
Oil & Gas Equipment & Services	26,713,608	5,756,494	—
Oil & Gas Exploration & Production	151,712,698	4,515,765	—
Oil & Gas Refining & Marketing	3,161,970	—	—
Paper Packaging	2,801,009	—	—
Paper Products	12,405,576	—	—
Precious Metals & Minerals	—	10,081,143	—
Silver	4,407,489	—	—
Specialized REIT’s	8,514,938	—	—
Specialty Chemicals	45,555,066	11,092,922	—
Steel	11,545,844	1,854,048	—
Affiliated Money Market Mutual Fund	24,986,128	—	—

Total	$530,359,678	$64,475,423	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Oil & Gas Exploration & Production	27.0%
Integrated Oil & Gas	11.1
Specialty Chemicals	9.8
Oil & Gas Equipment & Services	5.6
Multi-Utilities	5.4
Affiliated Money Market Mutual Fund (2.1% represents investments purchased with collateral from securities on loan)	4.3
Industrial Gases	4.2
Fertilizers & Agricultural Chemicals	3.9
Industrial Machinery	3.5
Diversified Metals & Mining	3.2
Construction Materials	3.1
Steel	2.3
Electric Utilities	2.2
Paper Products	2.1
Metal & Glass Containers	2.0

Gold	1.9%
Precious Metals & Minerals	1.7
Specialized REIT’s	1.5
Construction & Engineering	1.2
Construction Machinery & Heavy Trucks	0.9
Agricultural Products	0.9
Coal & Consumable Fuels	0.8
Silver	0.8
Gas Utilities	0.6
Oil & Gas Refining & Marketing	0.6
Diversified Chemicals	0.5
Paper Packaging	0.5
Forest Products	0.4
Aluminum	0.3
Automotive Retail	0.3
Application Software	0.1

102.7
Liabilities in excess of other assets	(2.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $12,102,168:
Unaffiliated investments (cost $583,147,610)	$569,848,973
Affiliated investments (cost $24,986,128)	24,986,128
Foreign currency, at value (cost $11,321)	11,312
Receivable for investments sold	943,790
Receivable for fund share sold	429,995
Dividends receivable	423,261
Tax reclaim receivable	310,371
Prepaid expenses	7,585

Total Assets	596,961,415

LIABILITIES:
Payable to broker for collateral for securities on loan	12,370,654
Payable for investments purchased	4,843,551
Advisory fees payable	249,579
Accrued expenses and other liabilities	78,508
Distribution fee payable	9,583
Payable to custodian	406
Affiliated transfer agent fee payable	361
Payable for fund share repurchased	96

Total Liabilities	17,552,738

NET ASSETS	$579,408,677

Net assets were comprised of:
Paid-in capital	$640,432,744
Retained earnings.	(61,024,067)

Net assets, December 31, 2014	$579,408,677

Net asset value and redemption price per share, $579,408,677 / 27,810,831 outstanding shares of beneficial interest	$20.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $425,114 foreign withholding tax)	$10,455,417
Affiliated income from securities lending, net	81,294
Affiliated dividend income	9,567

10,546,278

EXPENSES
Advisory fees	5,894,243
Distribution fee	668,304
Custodian and accounting fees	186,000
Audit fee	27,000
Trustees’ fees	15,000
Legal fees and expenses	11,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Commitment fee on syndicated credit agreement	3,000
Shareholders’ reports	3,000
Loan interest expense	819
Miscellaneous	17,712

Total expenses	6,843,078

NET INVESTMENT INCOME	3,703,200

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions (net of foreign capital gains taxes $(87,188))	42,976,132
Foreign currency transactions	19,588

42,995,720

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $2,448)	(97,445,827)
Foreign currencies	(16,619)

(97,462,446)

NET LOSS ON INVESTMENTS	(54,466,726)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,763,526)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,703,200	$3,581,607
Net realized gain on investment and foreign currency transactions	42,995,720	9,112,051
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(97,462,446)	81,386,195

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(50,763,526)	94,079,853

FUND SHARE TRANSACTIONS:
Fund share sold [3,545,128 and 5,031,435 shares, respectively]	80,425,807	105,229,400
Fund share repurchased [5,027,082 and 13,817,210 shares, respectively]	(116,143,429)	(283,736,489)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(35,717,622)	(178,507,089)

TOTAL DECREASE IN NET ASSETS	(86,481,148)	(84,427,236)
NET ASSETS:
Beginning of year	665,889,825	750,317,061

End of year	$579,408,677	$665,889,825

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST TEMPLETON GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
LONG-TERM INVESTMENTS — 54.4%
FOREIGN BONDS — 45.2%
Brazil — 6.6%
Brazil Letras do Tesouro Nacional,
Bills
11.145%(s)	10/01/15	BRL	3,620	$1,243,722
11.313%(s)	01/01/16	BRL	16,080	5,354,461
11.313%(s)	10/01/16	BRL	3,440	1,044,298
11.559%(s)	01/01/17	BRL	12,880	3,799,668
11.727%(s)	07/01/16	BRL	10,060	3,151,033
12.269%(s)	01/01/18	BRL	7,750	2,035,143
Unsec’d. Notes
9.729%(s)	01/01/15	BRL	229	86,111
Brazil Notas do Tesouro Nacional,
Series B, Bonds
6.000%	08/15/18	BRL	850	797,198
6.000%	08/15/20	BRL	1,537	1,438,678
6.000%	05/15/23	BRL	8,365	7,826,210
Series B, Notes
6.000%	05/15/15	BRL	893	852,186
6.000%	05/15/19	BRL	3,290	3,084,224
6.000%	08/15/22	BRL	4,130	3,862,676
6.000%	08/15/24	BRL	170	158,397
6.000%	08/15/50	BRL	630	576,916
Series F, Notes
10.000%	01/01/19	BRL	5,970	2,072,938
10.000%	01/01/21	BRL	2,550	865,764
10.000%	01/01/23	BRL	7,530	2,507,569
Series F, Sr. Notes
10.000%	01/01/17	BRL	7,300	2,614,544

				43,371,736

Canada — 2.9%
Canadian Government Bond,
Bonds
1.500%	08/01/15	CAD	30	25,896
4.500%	06/01/15	CAD	2,004	1,749,748
Unsec’d. Notes
1.000%	02/01/15	CAD	19,920	17,144,951

				18,920,595

Hungary — 2.5%
Hungary Government Bond,
Bonds
4.000%	04/25/18	HUF	203,290	803,598
5.500%	12/22/16	HUF	2,065,230	8,430,317
5.500%	12/20/18	HUF	525,970	2,200,787
5.500%	06/24/25	HUF	8,140	35,866
6.000%	11/24/23	HUF	1,340	6,070
6.500%	06/24/19	HUF	20,600	89,972
6.750%	11/24/17	HUF	402,510	1,718,822
8.000%	02/12/15	HUF	897,000	3,449,214

				16,734,646

Indonesia — 1.0%
Indonesia Treasury Bond,
Sr. Unsec’d. Notes
7.000%	05/15/22	IDR	80,330,000	6,226,629
7.875%	04/15/19	IDR	4,482,000	364,151
8.250%	07/15/21	IDR	1,034,000	85,575

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Indonesia (continued)
11.000%	11/15/20	IDR	409,000	$37,672

				6,714,027

Ireland — 4.4%
Ireland Government Bond,
Bonds
5.000%	10/18/20	EUR	3,436	5,202,167
5.400%	03/13/25	EUR	14,200	23,675,533

				28,877,700

Malaysia — 0.6%
Malaysian Government Bond,
Sr. Unsec’d. Notes
3.197%	10/15/15	MYR	1,540	439,114
3.741%	02/27/15	MYR	650	185,993
3.835%	08/12/15	MYR	6,600	1,891,964
4.720%	09/30/15	MYR	4,265	1,229,744

				3,746,815

Mexico — 4.2%
Mexican Bonos,
Bonds
6.000%	06/18/15	MXN	122,320	8,400,742
6.250%	06/16/16	MXN	23,300	1,638,287
7.250%	12/15/16	MXN	68,042	4,919,261
8.000%	12/17/15	MXN	141,860	10,040,010
Mexican Udibonos,
Bonds, TIPS
2.500%	12/10/20	MXN	7,962	2,906,338

				27,904,638

Poland — 4.2%
Polish Government Bond,
Bonds
2.920%(s)	07/25/16	PLN	4,930	1,353,912
4.750%	10/25/16	PLN	81,440	24,195,148
4.750%	04/25/17	PLN	1,136	341,517
5.500%	04/25/15	PLN	1,901	543,297
Unsec’d. Notes
5.500%	04/25/15	PLN	5,300	1,514,714

				27,948,588

Portugal — 2.0%
Portugal Obrigacoes do Tesouro,
Sr. Unsec’d. Notes
4.950%	10/25/23	EUR	53	75,293
5.650%	02/15/24	EUR	131	196,092
Unsec’d. Notes
3.875%	02/15/30	EUR	10,270	12,999,172

				13,270,557

South Korea — 14.6%
Korea Monetary Stabilization Bond,
Sr. Unsec’d. Notes
2.220%	10/02/16	KRW	5,330,000	4,858,915
2.470%	04/02/15	KRW	40,217,280	36,624,929
2.740%	02/02/15	KRW	1,982,720	1,804,763
2.790%	06/02/16	KRW	4,350,000	3,995,498

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
South Korea (continued)
Korea Treasury Bond,
Sr. Unsec’d. Notes
2.750%	12/10/15	KRW	40,000,000	$36,614,984
2.750%	06/10/16	KRW	11,200,000	10,281,338
4.000%	09/10/15	KRW	546,030	503,150
4.500%	03/10/15	KRW	1,811,300	1,654,859

				96,338,436

Sweden — 2.2%
Sweden Government Bond,
Bonds
4.500%	08/12/15	SEK	113,230	14,908,848

TOTAL FOREIGN BONDS (cost $321,495,538)				298,736,586

SOVEREIGN ISSUES — 9.2%
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	02/21/23		13,300	14,330,750
Iceland Government International Bond (Iceland),
Unsec’d. Notes, RegS
5.875%	05/11/22		967	1,083,731
Iceland Government International Bond (Iceland),
Unsec’d. Notes, 144A (original cost $3,502,005; purchased 05/03/12-05/02/13)(f)
5.875%	05/11/22		3,175	3,558,270
Portugal Government International Bond (Portugal),
Unsec’d. Notes, 144A (original cost $6,221,157; purchased 07/02/14)(f)
5.125%	10/15/24		6,270	6,586,748
Republic of Serbia (Serbia),
Bonds, 144A (original cost $5,826,908; purchased 05/02/13- 05/22/13)(f)
4.875%	02/25/20		5,580	5,571,630
Republic of Serbia (Serbia),
Sr. Unsec’d. Notes, 144A (original cost $4,204,161; purchased 05/07/13-07/16/14)(f)
7.250%	09/28/21		3,590	4,021,087
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, 144A (original cost $2,975,855; purchased 06/21/13-06/26/13)(f)
5.500%	10/26/22		3,290	3,647,788
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, 144A (original cost $3,600,977; purchased 05/02/13-06/26/13)(f)
5.850%	05/10/23		3,820	4,319,083
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, 144A (original cost $11,680,152; purchased 05/02/13-08/20/13)(f)
7.500%	04/17/23		12,030	7,097,700
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, 144A (original cost $12,505,243; purchased 05/02/13-08/21/13)(f)
7.800%	11/28/22		12,450	7,594,500

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
SOVEREIGN ISSUES (continued)
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, 144A (original cost $4,610,355; purchased 12/02/13-05/27/14)(f)
9.250%	07/24/17		4,980	$3,037,800

TOTAL SOVEREIGN ISSUES (cost $70,070,191)				60,849,087

TOTAL LONG-TERM INVESTMENTS (cost $391,565,729)				359,585,673

SHORT-TERM INVESTMENTS — 38.2%
FOREIGN TREASURY BILLS(n) — 18.5%
Bank Negara Malaysia Monetary Notes (Malaysia)
2.882%	03/05/15	MYR	181,020	51,477,242
2.886%	04/28/15	MYR	42,140	11,923,288
3.000%	05/05/15	MYR	1,360	384,474
3.002%	03/03/15	MYR	380	108,082
3.060%	02/17/15	MYR	3,470	988,237
3.070%	05/19/15	MYR	6,480	1,829,840
3.073%	04/16/15	MYR	610	172,790
3.120%	06/03/15	MYR	830	234,042
3.120%	06/16/15	MYR	2,040	574,520
3.150%	06/30/15	MYR	1,350	379,685
3.280%	11/03/15	MYR	20,750	5,764,002
3.320%	01/20/15	MYR	6,430	1,835,949
3.330%	01/08/15	MYR	3,470	991,875
3.332%	05/28/15	MYR	5,350	1,509,451
3.341%	06/04/15	MYR	1,960	552,625
3.358%	08/11/15	MYR	1,920	537,796
3.370%	04/23/15	MYR	3,450	976,617
3.377%	01/22/15	MYR	2,450	699,417
3.394%	02/10/15	MYR	1,690	481,614
Canadian Treasury Bills (Canada)
0.868%	02/12/15	CAD	80	68,788
0.883%	03/12/15	CAD	10	8,592
0.901%	04/23/15	CAD	10	8,583
Mexican Cetes (Mexico)
2.900%	03/19/15	MXN	110,424	743,679
2.940%	04/16/15	MXN	66,941	449,784
2.970%	06/25/15	MXN	50,837	339,436
3.010%	06/11/15	MXN	222,453	1,487,553
3.027%	05/28/15	MXN	102,422	685,125
3.030%	07/23/15	MXN	16,250	108,276
3.060%	09/17/15	MXN	21,660	143,582
3.095%	10/01/15	MXN	1,066,105	7,057,772
3.220%	11/12/15	MXN	27,403	180,684
3.240%	12/10/15	MXN	56,574	372,005
3.433%	04/01/15	MXN	177,010	1,190,849
Monetary Authority of Singapore (Singapore)
0.302%	01/20/15	SGD	2,330	1,758,375
0.339%	01/30/15	SGD	27,450	20,711,804
0.431%	02/13/15	SGD	4,500	3,394,508
0.453%	02/23/15	SGD	2,890	2,179,627

TOTAL FOREIGN TREASURY BILLS (cost $129,369,900)				122,310,568

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

AFFILIATED MONEY MARKET MUTUAL FUND — 19.7%	Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $130,673,430)(w)(Note 4)	130,673,430	$130,673,430

TOTAL SHORT-TERM INVESTMENTS (cost $260,043,330)		252,983,998

TOTAL INVESTMENTS — 92.6% (cost $651,609,059)		612,569,671
Other assets in excess of liabilities(x) — 7.4%		48,637,123

NET ASSETS — 100.0%		$661,206,794

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(f)	Indicates a restricted security; the aggregate cost of such securities is $55,126,813. The aggregate value of $45,434,606 is approximately 6.9% of net assets.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities.
Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chilean Peso, Expiring 05/12/15	Deutsche Bank AG	CLP	9,643,200	$16,448,955	$15,700,508	$(748,447)
Euro, Expiring 01/30/15	Deutsche Bank AG	EUR	110	137,447	133,149	(4,298)
Expiring 02/10/15	Goldman Sachs & Co.	EUR	20,000	24,834,401	24,210,970	(623,431)
Hungarian Forint, Expiring 11/25/15	JPMorgan Chase	HUF	972,165	3,925,560	3,685,105	(240,455)
Indian Rupee, Expiring 01/27/15	JPMorgan Chase	INR	402,975	6,477,653	6,346,460	(131,193)
Expiring 02/10/15	JPMorgan Chase	INR	1,252,557	20,170,000	19,672,512	(497,488)
Expiring 02/23/15	JPMorgan Chase	INR	402,975	6,414,150	6,313,497	(100,653)
Malaysian Ringgit, Expiring 02/23/15	Hong Kong & Shanghai Bank	MYR	2,640	785,714	751,700	(34,014)
Expiring 05/11/15	JPMorgan Chase	MYR	8,872	2,678,000	2,511,628	(166,372)
Expiring 06/22/15	Hong Kong & Shanghai Bank	MYR	9,530	2,885,955	2,690,304	(195,651)
Mexican Peso, Expiring 01/12/15	Citigroup Global Markets	MXN	15,720	1,171,361	1,064,668	(106,693)
Expiring 03/13/15	Citigroup Global Markets	MXN	4,411	332,477	297,650	(34,827)
Expiring 03/17/15	Citigroup Global Markets	MXN	3,722	272,666	251,096	(21,570)
Expiring 03/24/15	Citigroup Global Markets	MXN	19,827	1,474,126	1,336,879	(137,247)
Expiring 03/24/15	Citigroup Global Markets	MXN	10,873	795,355	733,102	(62,253)
Expiring 05/11/15	Citigroup Global Markets	MXN	258,602	19,280,698	17,383,671	(1,897,027)
Expiring 05/19/15	Hong Kong & Shanghai Bank	MXN	259,356	19,412,000	17,425,469	(1,986,531)
Expiring 06/08/15	Citigroup Global Markets	MXN	11,258	845,319	755,422	(89,897)
Expiring 06/09/15	Citigroup Global Markets	MXN	11,245	847,879	754,516	(93,363)
Expiring 06/12/15	Citigroup Global Markets	MXN	22,868	1,710,133	1,534,097	(176,036)
Expiring 06/15/15	Citigroup Global Markets	MXN	9,828	735,794	659,188	(76,606)
Expiring 06/22/15	Citigroup Global Markets	MXN	8,845	660,666	592,992	(67,674)
Expiring 07/10/15	Citigroup Global Markets	MXN	15,206	1,142,214	1,018,241	(123,973)
Expiring 12/11/15	Citigroup Global Markets	MXN	13,668	928,835	905,559	(23,276)
Expiring 12/18/15	Citigroup Global Markets	MXN	6,553	431,521	433,937	2,416
Philippine Peso, Expiring 06/25/15	JPMorgan Chase	PHP	64,880	1,472,604	1,439,387	(33,217)
Expiring 06/26/15	Deutsche Bank AG	PHP	184,164	4,173,582	4,085,561	(88,021)
Expiring 06/29/15	JPMorgan Chase	PHP	18,000	409,007	399,268	(9,739)
Expiring 06/29/15	JPMorgan Chase	PHP	4,640	103,134	102,922	(212)
Expiring 09/25/15	JPMorgan Chase	PHP	31,980	711,774	707,028	(4,746)
Polish Zloty, Expiring 06/30/15	JPMorgan Chase	PLN	68,986	19,426,745	19,349,215	(77,530)

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Singapore Dollar, Expiring 05/11/15	JPMorgan Chase	SGD	11,312	$9,077,000	$8,524,170	$(552,830)
Expiring 05/14/15	JPMorgan Chase	SGD	17,027	13,656,814	12,829,724	(827,090)
South Korean Won, Expiring 07/21/15	Hong Kong & Shanghai Bank	KRW	1,197,610	1,150,000	1,081,800	(68,200)

				$184,979,539	$175,681,395	(9,298,144)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro, Expiring 01/30/15	Deutsche Bank AG	EUR	4,310	$5,890,908	$5,217,033	$673,875
Expiring 02/03/15	Deutsche Bank AG	EUR	3,720	5,042,274	4,503,003	539,271
Expiring 02/10/15	Goldman Sachs & Co.	EUR	24,160	32,860,501	29,246,852	3,613,649
Expiring 05/11/15	Barclays Capital Group	EUR	43,310	60,322,603	52,473,487	7,849,116
Expiring 05/12/15	Deutsche Bank AG	EUR	1,105	1,530,204	1,338,809	191,395
Expiring 06/08/15	Hong Kong & Shanghai Bank	EUR	5,081	6,616,629	6,157,356	459,273
Expiring 07/01/15	Deutsche Bank AG	EUR	4,795	6,546,477	5,812,687	733,790
Expiring 07/10/15	JPMorgan Chase	EUR	3,000	4,086,001	3,637,441	448,560
Expiring 07/16/15	Deutsche Bank AG	EUR	3,666	5,002,472	4,445,019	557,453
Expiring 07/27/15	Deutsche Bank AG	EUR	1,088	1,467,233	1,319,622	147,611
Expiring 07/27/15	Goldman Sachs & Co.	EUR	1,087	1,466,526	1,318,409	148,117
Expiring 09/08/15	JPMorgan Chase	EUR	5,135	6,681,149	6,233,478	447,671
Expiring 10/14/15	Barclays Capital Group	EUR	8,974	11,462,940	10,901,526	561,414
Expiring 10/14/15	JPMorgan Chase	EUR	8,928	11,431,858	10,845,646	586,212
Expiring 10/14/15	JPMorgan Chase	EUR	7,847	10,002,125	9,532,458	469,667
Expiring 10/16/15	Barclays Capital Group	EUR	6,230	7,946,366	7,568,446	377,920
Expiring 11/10/15	Deutsche Bank AG	EUR	13,408	16,745,923	16,296,725	449,198
Expiring 11/12/15	Citigroup Global Markets	EUR	32,935	41,281,344	40,031,858	1,249,486
Expiring 11/12/15	Citigroup Global Markets	EUR	3,015	3,778,941	3,664,722	114,219
Japanese Yen, Expiring 01/08/15	Goldman Sachs & Co.	JPY	99,910	963,350	834,171	129,179
Expiring 01/15/15	Barclays Capital Group	JPY	347,950	3,355,226	2,905,289	449,937
Expiring 01/15/15	JPMorgan Chase	JPY	226,190	2,180,891	1,888,626	292,265
Expiring 02/06/15	JPMorgan Chase	JPY	319,300	3,162,369	2,666,567	495,802
Expiring 02/06/15	Standard Chartered PLC	JPY	319,400	3,162,455	2,667,403	495,052
Expiring 02/09/15	Barclays Capital Group	JPY	319,440	3,162,444	2,667,802	494,642
Expiring 02/09/15	JPMorgan Chase	JPY	320,140	3,162,498	2,673,647	488,851
Expiring 02/10/15	Goldman Sachs & Co.	JPY	3,655,508	36,189,560	30,529,196	5,660,364
Expiring 03/09/15	Barclays Capital Group	JPY	215,933	2,111,642	1,803,827	307,815
Expiring 05/18/15	Bank of America	JPY	327,434	3,225,000	2,737,563	487,437
Expiring 05/19/15	Bank of America	JPY	326,957	3,230,000	2,733,604	496,396
Expiring 05/19/15	Barclays Capital Group	JPY	327,845	3,230,000	2,741,031	488,969
Expiring 05/19/15	Citigroup Global Markets	JPY	327,457	3,230,000	2,737,787	492,213
Expiring 05/19/15	Hong Kong & Shanghai Bank	JPY	328,108	3,230,000	2,743,232	486,768
Expiring 06/03/15	Deutsche Bank AG	JPY	2,546,463	25,097,697	21,294,205	3,803,492
Expiring 06/04/15	JPMorgan Chase	JPY	1,091,053	10,689,473	9,123,790	1,565,683
Expiring 06/09/15	Citigroup Global Markets	JPY	172,800	1,691,928	1,445,105	246,823
Expiring 06/09/15	Hong Kong & Shanghai Bank	JPY	258,800	2,533,703	2,164,313	369,390
Expiring 06/10/15	Barclays Capital Group	JPY	230,430	2,256,739	1,927,081	329,658
Expiring 06/10/15	Citigroup Global Markets	JPY	173,500	1,696,622	1,450,976	245,646
Expiring 06/10/15	Citigroup Global Markets	JPY	166,420	1,627,388	1,391,766	235,622
Expiring 06/10/15	Hong Kong & Shanghai Bank	JPY	245,410	2,404,342	2,052,358	351,984
Expiring 06/11/15	Deutsche Bank AG	JPY	81,300	795,966	679,918	116,048
Expiring 06/11/15	JPMorgan Chase	JPY	227,370	2,225,583	1,901,513	324,070
Expiring 06/17/15	JPMorgan Chase	JPY	95,900	942,779	802,077	140,702
Expiring 06/22/15	Deutsche Bank AG	JPY	322,610	3,168,123	2,698,372	469,751
Expiring 07/24/15	Citigroup Global Markets	JPY	133,855	1,324,484	1,120,318	204,166

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Japanese Yen (cont’d.), Expiring 07/24/15	JPMorgan Chase	JPY	206,000	$2,037,284	$1,724,145	$313,139
Expiring 07/27/15	JPMorgan Chase	JPY	71,800	710,469	600,981	109,488
Expiring 10/07/15	Deutsche Bank AG	JPY	1,198,698	10,968,048	10,049,740	918,308
Expiring 10/07/15	JPMorgan Chase	JPY	1,221,800	11,279,021	10,243,424	1,035,597
Expiring 10/09/15	Hong Kong & Shanghai Bank	JPY	607,600	5,639,110	5,094,277	544,833
Expiring 10/13/15	Barclays Capital Group	JPY	226,700	2,104,825	1,900,884	203,941
Expiring 10/13/15	Barclays Capital Group	JPY	80,900	751,887	678,349	73,538
Expiring 10/13/15	Deutsche Bank AG	JPY	303,400	2,819,441	2,544,016	275,425
Expiring 11/09/15	JPMorgan Chase	JPY	505,988	4,480,000	4,245,323	234,677
Expiring 12/21/15	Deutsche Bank AG	JPY	322,050	2,756,805	2,704,631	52,174
Expiring 12/21/15	Hong Kong & Shanghai Bank	JPY	322,540	2,757,931	2,708,747	49,184
Expiring 12/22/15	Barclays Capital Group	JPY	140,390	1,187,311	1,179,046	8,265
Expiring 12/22/15	Citigroup Global Markets	JPY	219,010	1,854,759	1,839,325	15,434

				$419,559,627	$376,439,002	43,120,625

						$33,822,481

Cross currency exchange contracts outstanding at December 31, 2014:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
02/23/15	Buy	HUF	1,314,000	EUR	4,106	$44,680	Deutsche Bank AG
05/11/15	Buy	HUF	1,419,444	EUR	4,568	(128,993)	Deutsche Bank AG
05/15/15	Buy	PLN	28,440	EUR	6,649	(67,327)	Deutsche Bank AG

						$(151,640)

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(2)
Exchange-traded swap agreements:
33,840	10/17/17	0.926%	3 month LIBOR (1)	$—	$214,017	$214,017
17,130	03/31/24	2.788%	3 month LIBOR (1)	—	(930,680)	(930,680)
6,270	07/07/24	2.731%	3 month LIBOR(1)	—	(342,137)	(342,137)
8,150	03/31/44	3.489%	3 month LIBOR (1)	—	(1,407,245)	(1,407,245)

				$—	$(2,466,045)	$(2,466,045)

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Cash of $1,638,595 and $294,487 has been segregated with Deutesche Bank and JPMorgan Chase, respectively, to cover requirements for open exchange-traded interest rate swap contracts as of December 31, 2014.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds	$—	$298,736,586	$—
Sovereign Issues	—	60,849,087	—
Foreign Treasury Bills	—	122,310,568	—
Affiliated Money Market Mutual Fund	130,673,430	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	33,822,481	—
Cross Currency Exchange Contracts	—	(151,640)	—
Exchange-traded interest rate swaps	—	(2,466,045)	—

Total	$130,673,430	$513,101,037	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange- traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Foreign Bonds	45.2%
Affiliated Money Market Mutual Fund	19.7
Foreign Treasury Bills	18.5

Sovereign Issues	9.2%

92.6
Other assets in excess of liabilities	7.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin swaps	$214,017	*	Due from/to broker-variation margin swaps	$2,680,062	*
Foreign exchange contracts	Unrealized appreciation on cross currency exchange contracts	44,680		Unrealized depreciation on cross currency exchange contracts	196,320
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	43,123,041		Unrealized depreciation on foreign currency forward contracts	9,300,560

Total		$43,381,738			$12,176,942

*	Includes cumulative appreciation/depreciation as reported in the schedule of exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps	Forward & Cross Currency Contracts(1)	Total
Interest rate contracts	$(337,735)	$—	$(337,735)
Foreign exchange contracts	—	(1,128,257)	(1,128,257)

Total	$(337,735)	$(1,128,257)	$(1,465,992)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$(2,466,045)	$—	$(2,466,045)
Foreign exchange contracts	—	36,720,280	36,720,280

Total	$(2,466,045)	$36,720,280	$34,254,235

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Interest Rate Swap Agreements(4)
$32,620,890	$128,064,781	$333,985,660	$29,500,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$983,833	$—	$—	$983,833
Barclays Capital Group	11,145,215	—	—	11,145,215
Citigroup Global Markets	2,806,025	(2,806,025)	—	—
Deutsche Bank AG	9,081,959	(1,037,086)	—	8,044,873
Goldman Sachs & Co.	9,551,309	(623,431)	—	8,927,878
Hong Kong & Shanghai Bank	2,261,432	(2,261,432)	—	—
JPMorgan Chase	6,842,896	(2,641,525)	—	4,201,371
Standard Chartered PLC	495,052	—	(320,000)	175,052

	$43,167,721

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	—	—	—	—
Citigroup Global Markets	(2,910,442)	2,806,025	260,000	—
Deutsche Bank AG	(1,037,086)	1,037,086	—	—
Goldman Sachs & Co.	(623,431)	623,431	—	—
Hong Kong & Shanghai Bank	(2,284,396)	2,261,432	—	(22,964)
JPMorgan Chase	(2,641,525)	2,641,525	—	—
Standard Chartered PLC	—	—	—	—

	$(9,496,880)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $520,935,629)	$481,896,241
Affiliated investments (cost $130,673,430)	130,673,430
Cash	3,539,347
Foreign currency, at value (cost $717,623)	699,041
Deposit with broker	2,193,082
Unrealized appreciation on foreign currency forward contracts	43,123,041
Dividends and interest receivable	4,162,778
Receivable for fund share sold	3,445,676
Receivable for investments sold	1,196,762
Tax reclaim receivable	234,727
Unrealized appreciation on cross currency exchange contracts	44,680
Prepaid expenses	7,767

Total Assets	671,216,572

LIABILITIES:
Unrealized depreciation on foreign currency forward contracts	9,300,560
Advisory fees payable	213,881
Accrued expenses and other liabilities	197,543
Unrealized depreciation on cross currency exchange contracts	196,320
Payable for fund share repurchased	54,150
Due to broker-variation margin swaps	36,177
Distribution fee payable	10,786
Affiliated transfer agent fee payable	361

Total Liabilities	10,009,778

NET ASSETS	$661,206,794

Net assets were comprised of:
Paid-in capital	$650,872,868
Retained earnings	10,333,926

Net assets, December 31, 2014	$661,206,794

Net asset value and redemption price per share, $661,206,794 / 61,075,442 outstanding shares of beneficial interest	$10.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income (net of $1,102,570 foreign withholding tax)	$16,233,225
Affiliated dividend income	189,418

16,422,643

EXPENSES
Advisory fees	4,980,847
Distribution fee	636,473
Custodian and accounting fees	479,000
Audit fee	42,000
Legal fees and expenses	15,000
Trustees’ fees	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Insurance expenses	7,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	11,232

Total expenses	6,203,552
Less: advisory fee waivers and/or expense reimbursement	(104,877)

Net expenses	6,098,675

NET INVESTMENT INCOME	10,323,968

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	2,305,967
Swap agreements transactions	(337,735)
Foreign currency transactions	(11,658,463)

(9,690,231)

Net change in unrealized appreciation (depreciation) on:
Investments	(32,172,632)
Swap agreements	(2,466,045)
Foreign currencies	36,289,441

1,650,764

NET LOSS ON INVESTMENTS	(8,039,467)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,284,501

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,323,968	$7,939,419
Net realized gain (loss) on investment and foreign currency transactions	(9,690,231)	4,315,839
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,650,764	(29,685,696)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,284,501	(17,430,438)

FUND SHARE TRANSACTIONS:
Fund share sold [13,754,477 and 17,556,145 shares, respectively]	150,086,789	187,048,504
Fund share repurchased [6,370,675 and 7,133,077 shares, respectively]	(69,508,912)	(75,364,285)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	80,577,877	111,684,219

TOTAL INCREASE IN NET ASSETS	82,862,378	94,253,781
NET ASSETS:
Beginning of year	578,344,416	484,090,635

End of year	$661,206,794	$578,344,416

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 94.1%
COMMON STOCKS — 84.9%	Shares	Value (Note 2)
Aerospace & Defense — 2.3%
Cubic Corp.	152,945	$8,051,025
Lockheed Martin Corp.	64,960	12,509,347
Northrop Grumman Corp.	81,448	12,004,621
QinetiQ Group PLC (United Kingdom)	413,928	1,206,711
Raytheon Co.	15,500	1,676,635
United Technologies Corp.	132,176	15,200,240

		50,648,579

Air Freight & Logistics — 1.1%
United Parcel Service, Inc. (Class B Stock)	192,563	21,407,229
UTi Worldwide, Inc.*(a)	182,765	2,205,974

		23,613,203

Airlines — 0.2%
AirAsia Bhd (Malaysia)	2,812,800	2,188,136
American Airlines Group, Inc.	39,971	2,143,645

		4,331,781

Auto Components — 0.2%
Delphi Automotive PLC (United Kingdom)	27,995	2,035,796
Denso Corp. (Japan)	15,800	736,404
Goodyear Tire & Rubber Co. (The)	37,499	1,071,346
Toyota Industries Corp. (Japan)	13,000	666,273
Xingda International Holdings Ltd. (China)	1,311,000	466,605

		4,976,424

Automobiles — 0.5%
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	1,749,000	2,446,541
Harley-Davidson, Inc.	119,375	7,868,006
Hyundai Motor Co. (South Korea)	7,314	1,117,258
Isuzu Motors Ltd. (Japan)	29,600	360,537

		11,792,342

Banks — 5.6%
Alpha Bank A.E. (Greece)*	4,098,390	2,302,247
Bank of Ireland (Ireland)*	5,185,811	1,946,193
BOK Financial Corp.	66,160	3,972,246
CIT Group, Inc.	22,327	1,067,900
Citigroup, Inc.	84,745	4,585,552
Cullen/Frost Bankers, Inc.	17,550	1,239,732
Eurobank Ergasias SA (Greece)*	1,920,653	429,060
First Midwest Bancorp, Inc.	153,500	2,626,385
First Niagara Financial Group, Inc.	164,230	1,384,459
First Republic Bank	67,516	3,518,934
Hancock Holding Co.	46,750	1,435,225
HDFC Bank Ltd. (India)	236,947	3,558,637
International Bancshares Corp.	110,921	2,943,843
JPMorgan Chase & Co.	286,373	17,921,222
M&T Bank Corp.(a)	113,472	14,254,353
MB Financial, Inc.	79,610	2,615,985
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,057,400	5,809,598
Piraeus Bank SA (Greece)*	442,273	481,253
PNC Financial Services Group, Inc. (The)	317,225	28,940,437
Standard Chartered PLC (United Kingdom)	34,064	509,459
Webster Financial Corp.	93,615	3,045,296
Wells Fargo & Co.	358,674	19,662,509

		124,250,525

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages — 2.4%
Anheuser-Busch InBev NV (Belgium)	22,857	$2,572,365
Anheuser-Busch InBev NV (Belgium), ADR(a)	85,540	9,607,853
Asahi Group Holdings Ltd. (Japan)	157,775	4,881,138
C&C Group PLC (Ireland)	911,356	3,992,097
Coca-Cola Co. (The)	385,607	16,280,328
Diageo PLC (United Kingdom)	85,151	2,439,332
Diageo PLC (United Kingdom), ADR	48,516	5,535,190
LT Group, Inc. (Philippines)	3,286,900	889,133
Molson Coors Brewing Co. (Class B Stock)	91,430	6,813,364

		53,010,800

Biotechnology — 0.3%
Celgene Corp.*	26,395	2,952,545
Juno Therapeutics, Inc.*(a)	1,300	67,886
Vertex Pharmaceuticals, Inc.*	34,843	4,139,348

		7,159,779

Building Products — 0.9%
China Lesso Group Holdings Ltd. (China)	648,000	315,435
Cie de Saint-Gobain (France)	78,995	3,346,304
Fortune Brands Home & Security, Inc.	25,177	1,139,763
Lennox International, Inc.	107,146	10,186,370
Masco Corp.	146,165	3,683,358
Owens Corning	37,080	1,327,835

		19,999,065

Capital Markets — 2.2%
Ares Capital Corp.	111,225	1,735,666
BlackRock, Inc.	73,852	26,406,521
CETIP SA - Mercados Organizados (Brazil)	372,685	4,514,505
EFG International AG (Switzerland)*	151,647	1,769,368
Julius Baer Group Ltd. (Switzerland)*	104,343	4,764,094
LPL Financial Holdings, Inc.	27,345	1,218,220
Northern Trust Corp.	19,804	1,334,790
SEI Investments Co.	62,752	2,512,590
Solar Capital Ltd.	96,553	1,738,920
UBS Group AG (Switzerland)*	157,727	2,711,280

		48,705,954

Chemicals — 1.7%
Agrium, Inc. (Canada)	5,000	473,403
Akzo Nobel NV (Netherlands)	53,014	3,668,051
Cabot Corp.	19,608	860,007
Dow Chemical Co. (The)	124,291	5,668,912
Huabao International Holdings Ltd. (Hong Kong)	774,000	630,762
Innospec, Inc.	39,035	1,666,795
Koppers Holdings, Inc.	68,265	1,773,525
Methanex Corp. (Canada)	36,565	1,675,774
Platform Specialty Products Corp.*	53,000	1,230,660
Praxair, Inc.	107,788	13,965,013
Sensient Technologies Corp.	47,735	2,880,330
Sherwin-Williams Co. (The)	13,409	3,527,103

		38,020,335

Commercial Services & Supplies — 1.5%
ACCO Brands Corp.*	392,235	3,534,037
Clean Harbors, Inc.*(a)	258,261	12,409,441
G&K Services, Inc. (Class A Stock)	59,265	4,198,925

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Matthews International Corp. (Class A Stock)	64,945	$3,160,873
Steelcase, Inc. (Class A Stock)	98,360	1,765,562
United Stationers, Inc.	89,225	3,761,726
Waste Connections, Inc.	105,360	4,634,786

		33,465,350

Communications Equipment — 2.2%
Cisco Systems, Inc.	1,043,922	29,036,690
F5 Networks, Inc.*	37,257	4,860,734
Motorola Solutions, Inc.	197,407	13,242,062
QUALCOMM, Inc.	22,265	1,654,957
Ubiquiti Networks, Inc.	19,000	563,160

		49,357,603

Construction & Engineering — 0.4%
AECOM Technology Corp.*(a)	93,534	2,840,628
Ellaktor SA (Greece)*	170,175	436,311
Jacobs Engineering Group, Inc.*	115,402	5,157,315

		8,434,254

Construction Materials — 0.2%
BRAAS Monier Building Group SA (Germany)*	27,045	524,105
China Resources Cement Holdings Ltd. (Hong Kong)	1,196,000	770,783
CRH PLC (Ireland)	106,993	2,565,566

		3,860,454

Containers & Packaging — 1.9%
AptarGroup, Inc.	22,375	1,495,545
Ball Corp.	123,721	8,434,061
Crown Holdings, Inc.*	29,000	1,476,100
Graphic Packaging Holding Co.*	824,539	11,230,221
Greif, Inc. (Class A Stock)	54,100	2,555,143
Packaging Corp. of America	58,485	4,564,754
Silgan Holdings, Inc.	74,378	3,986,661
Smurfit Kappa Group PLC (Ireland)	244,082	5,489,033
Vidrala SA (Spain)	86,314	3,968,892

		43,200,410

Diversified Consumer Services — 0.5%
Dignity PLC (United Kingdom)	218,167	6,508,398
Kroton Educacional SA (Brazil)	397,144	2,315,752
New Oriental Education & Technology Group, Inc. (China), ADR*	110,497	2,255,244

		11,079,394

Diversified Financial Services — 0.9%
Ackermans & van Haaren NV (Belgium)	40,658	5,013,386
Berkshire Hathaway, Inc. (Class B Stock)*	40,145	6,027,772
Intercontinental Exchange, Inc.	14,768	3,238,475
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	428,800	2,016,574
Moody’s Corp.	24,229	2,321,380
MSCI, Inc.	28,100	1,333,064

		19,950,651

Diversified Telecommunication Services — 1.3%
Hellenic Telecommunications Organization SA (Greece)*	127,287	1,391,850

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Koninklijke KPN NV (Netherlands)	482,216	$1,522,528
Level 3 Communications, Inc.*(a)	24,400	1,204,872
Nippon Telegraph & Telephone Corp. (Japan)	188,060	9,606,599
Telecom Italia SpA (Italy)*(a)	875,309	933,508
Telenor ASA (Norway)	304,347	6,156,518
Verizon Communications, Inc.	185,970	8,699,677

		29,515,552

Electric Utilities — 1.2%
Duke Energy Corp.	152,143	12,710,026
Power Assets Holdings Ltd. (Hong Kong)	919,185	8,886,693
Westar Energy, Inc.(a)	36,445	1,502,992
Xcel Energy, Inc.	77,130	2,770,510

		25,870,221

Electrical Equipment — 1.3%
Acuity Brands, Inc.	33,145	4,642,620
Eaton Corp. PLC	229,166	15,574,121
Nidec Corp. (Japan)	45,000	2,906,355
Schneider Electric SE (France)	89,820	6,541,540

		29,664,636

Electronic Equipment, Instruments & Components — 0.7%
Avnet, Inc.	50,126	2,156,421
Belden, Inc.	92,605	7,298,200
Coherent, Inc.*	31,125	1,889,910
ScanSource, Inc.*	84,000	3,373,440
Zebra Technologies Corp. (Class A Stock)*	8,080	625,473

		15,343,444

Energy Equipment & Services — 0.4%
Baker Hughes, Inc.	25,318	1,419,580
Era Group, Inc.*	79,320	1,677,618
Halliburton Co.	55,030	2,164,330
National Oilwell Varco, Inc.	29,109	1,907,513
SEACOR Holdings, Inc.*	34,310	2,532,421
Trican Well Service Ltd. (Canada)	19,300	92,530

		9,793,992

Food & Staples Retailing — 0.7%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	27,425	1,149,357
Casey’s General Stores, Inc.	32,175	2,906,046
CVS Health Corp.	9,200	886,052
Seven & I Holdings Co. Ltd. (Japan)	77,600	2,791,377
Tsuruha Holdings, Inc. (Japan)	93,940	5,435,665
Walgreens Boots Alliance, Inc.	18,860	1,437,132

		14,605,629

Food Products — 2.2%
Cranswick PLC (United Kingdom)	482,678	10,419,405
Ebro Foods SA (Spain)	105,238	1,739,570
Greencore Group PLC (Ireland)	2,151,313	9,555,860
Hershey Co. (The)	56,034	5,823,614
Ingredion, Inc.	39,433	3,345,496
Kraft Foods Group, Inc.	211,451	13,249,520
Pinnacle Foods, Inc.	90,833	3,206,405
Post Holdings, Inc.*(a)	58,050	2,431,715

		49,771,585

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities — 1.0%
Atmos Energy Corp.	29,380	$1,637,641
China Resources Gas Group Ltd. (China)	189,000	488,446
Laclede Group, Inc. (The)	33,335	1,773,422
New Jersey Resources Corp.	16,415	1,004,598
UGI Corp.	422,148	16,033,181
WGL Holdings, Inc.	38,420	2,098,500

		23,035,788

Health Care Equipment & Supplies — 1.3%
Becton, Dickinson and Co.	34,427	4,790,861
Covidien PLC	34,108	3,488,566
Haemonetics Corp.*	48,840	1,827,593
ICU Medical, Inc.*	46,210	3,784,599
Medtronic, Inc.	135,013	9,747,939
Olympus Corp. (Japan)*	18,500	648,061
STERIS Corp.(a)	40,905	2,652,689
Zimmer Holdings, Inc.	8,654	981,537

		27,921,845

Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc.*(a)	50,292	3,078,373
Aetna, Inc.	36,558	3,247,447
AmerisourceBergen Corp.	16,296	1,469,247
Amsurg Corp.*	42,615	2,332,319
Cardinal Health, Inc.	142,344	11,491,431
Envision Healthcare Holdings, Inc.*	117,758	4,085,025
Laboratory Corp. of America Holdings*	61,213	6,604,883
Quest Diagnostics, Inc.	46,900	3,145,114
Synergy Health PLC (United Kingdom)	224,792	7,289,669
UnitedHealth Group, Inc.	134,430	13,589,529

		56,333,037

Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc.*(a)	174,330	2,226,194
MedAssets, Inc.*	78,420	1,549,579

		3,775,773

Hotels, Restaurants & Leisure — 1.2%
Hilton Worldwide Holdings, Inc.*	146,110	3,812,010
Homeinns Hotel Group (China), ADR*	52,600	1,579,052
Mandarin Oriental International Ltd. (Hong Kong)	320,000	536,000
McDonald’s Corp.	177,626	16,643,556
OPAP SA (Greece)	87,559	938,311
Whitbread PLC (United Kingdom)	55,868	4,134,588

		27,643,517

Household Durables — 1.7%
D.R. Horton, Inc.	93,968	2,376,451
Electrolux AB (Sweden) (Class B Stock)	100,074	2,924,085
Helen of Troy Ltd.*	38,470	2,502,858
Newell Rubbermaid, Inc.	90,573	3,449,926
NVR, Inc.*	10,509	13,402,443
Persimmon PLC (United Kingdom)*	31,783	776,266
PulteGroup, Inc.	330,803	7,099,032
Whirlpool Corp.	30,654	5,938,906

		38,469,967

Household Products — 0.3%
Procter & Gamble Co. (The)	72,832	6,634,267

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers — 0.1%
China Longyuan Power Group Corp. (China) (Class H Stock)	700,000	$721,840
Huadian Fuxin Energy Corp. Ltd. (China) (Class H Stock)	1,232,000	576,973
NTPC Ltd. (India)	633,706	1,440,900

		2,739,713

Industrial Conglomerates — 0.6%
3M Co.	43,622	7,167,967
Carlisle Cos., Inc.	41,145	3,712,925
Nava Bharat Ventures Ltd. (India)	236,602	726,916
Rheinmetall AG (Germany)	17,916	780,048
Shanghai Industrial Holdings Ltd. (China)	88,000	262,807
Toshiba Corp. (Japan)	205,000	864,547

		13,515,210

Insurance — 6.4%
ACE Ltd.	220,785	25,363,781
Alleghany Corp.*	17,996	8,341,146
American International Group, Inc.	161,069	9,021,475
Argo Group International Holdings Ltd.	20,965	1,162,929
Assicurazioni Generali SpA (Italy)	164,532	3,378,320
Assured Guaranty Ltd.	59,015	1,533,800
CNO Financial Group, Inc.	105,500	1,816,710
Delta Lloyd NV (Netherlands)	181,486	3,990,952
Fairfax Financial Holdings Ltd. (Canada)	28,482	14,924,490
FNF Group	48,500	1,670,825
Markel Corp.*	17,663	12,061,003
Marsh & McLennan Cos., Inc.	417,009	23,869,595
MetLife, Inc.	159,602	8,632,872
Platinum Underwriters Holdings Ltd.	23,845	1,750,700
Primerica, Inc.	64,885	3,520,660
Principal Financial Group, Inc.	25,943	1,347,479
Reinsurance Group of America, Inc.	39,890	3,495,162
St. James’s Place PLC (United Kingdom)	250,243	3,155,293
T&D Holdings, Inc. (Japan)	89,400	1,071,714
White Mountains Insurance Group Ltd.	10,815	6,814,640
Willis Group Holdings PLC	75,300	3,374,193
Zurich Insurance Group AG (Switzerland)*	8,628	2,696,270

		142,994,009

Internet & Catalog Retail — 0.7%
Amazon.com, Inc.*	6,700	2,079,345
Groupon, Inc.*(a)	274,700	2,269,022
HSN, Inc.	51,110	3,884,360
Hyundai Home Shopping Network Corp. (South Korea)*	9,386	1,178,427
Liberty Interactive Corp. (Class A Stock)*	166,653	4,902,931
Rakuten, Inc. (Japan)	118,500	1,647,839

		15,961,924

Internet Software & Services — 0.8%
21Vianet Group, Inc. (China), ADR*(a)	29,044	449,311
Akamai Technologies, Inc.*	63,899	4,023,081
Alibaba Group Holding Ltd. (China), ADR*(a)	42,618	4,429,715
Baidu, Inc. (China), ADR*	19,069	4,347,160
ChinaCache International Holdings Ltd. (China), ADR*	34,600	317,974
IAC/InterActiveCorp	29,935	1,819,749
Leju Holdings Ltd. (China), ADR*	5,571	59,944

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
NetEase, Inc. (China), ADR	7,838	$777,059
New Relic, Inc.*	900	31,356
Qihoo 360 Technology Co. Ltd. (China), ADR*	15,165	868,348

		17,123,697

IT Services — 2.3%
Accenture PLC (Class A Stock)	215,629	19,257,826
Automatic Data Processing, Inc.	159,565	13,302,934
Booz Allen Hamilton Holding Corp.	79,045	2,097,064
Fidelity National Information Services, Inc.	131,530	8,181,166
Fiserv, Inc.*	62,095	4,406,882
Forrester Research, Inc.	65,200	2,566,272
MAXIMUS, Inc.	37,555	2,059,516

		51,871,660

Life Sciences Tools & Services — 0.3%
Charles River Laboratories International, Inc.*	74,155	4,719,224
ICON PLC (Ireland)*	35,215	1,795,613

		6,514,837

Machinery — 1.8%
Albany International Corp. (Class A Stock)	91,355	3,470,576
Allison Transmission Holdings, Inc.	315,405	10,692,229
ESCO Technologies, Inc.	58,200	2,147,580
IDEX Corp.	56,266	4,379,745
Luxfer Holdings PLC (United Kingdom), ADR	96,540	1,441,342
Mueller Industries, Inc.	118,510	4,045,931
PACCAR, Inc.	129,987	8,840,416
Pall Corp.	48,594	4,918,199

		39,936,018

Marine — 0.4%
Irish Continental Group PLC (Ireland), UTS	2,353,907	9,258,598

Media — 0.8%
CBS Corp. (Class B Stock)	47,500	2,628,650
Comcast Corp. (Class A Stock)	11,300	655,513
DISH Network Corp. (Class A Stock)*	69,274	5,049,382
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	9,495	212,023
Naspers Ltd. (South Africa) (Class N Stock)	24,192	3,129,362
ProSiebenSat.1 Media AG (Germany)	94,867	3,963,869
Sky PLC (United Kingdom)	80,462	1,122,956
Wolters Kluwer NV (Netherlands)	53,935	1,645,842

		18,407,597

Metals & Mining — 0.2%
Barrick Gold Corp. (Canada), (NYSE)(a)	68,520	736,590
Barrick Gold Corp. (Canada), (TSX)	31,100	335,145
Eldorado Gold Corp. (Canada)	92,300	562,475
Fortescue Metals Group Ltd. (Australia)(a)	657,880	1,444,468
Harmony Gold Mining Co. Ltd. (South Africa)*	173,562	323,608
Monnet Ispat & Energy Ltd. (India)	57,797	61,736
Reliance Steel & Aluminum Co.	9,900	606,573

		4,070,595

Multiline Retail — 0.3%
Fred’s, Inc. (Class A Stock)	158,470	2,758,963

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail (continued)
Intime Retail Group Co. Ltd. (China)	1,981,000	$1,432,438
Maoye International Holdings Ltd. (China)	3,857,000	622,261
Nordstrom, Inc.	13,336	1,058,745

		5,872,407

Multi-Utilities — 0.4%
National Grid PLC (United Kingdom)	541,582	7,684,677
PG&E Corp.	19,521	1,039,298

		8,723,975

Oil, Gas & Consumable Fuels — 4.3%
Anadarko Petroleum Corp.	89,081	7,349,183
BG Group PLC (United Kingdom)	1,007,640	13,483,966
Cameco Corp. (Canada)	81,930	1,344,471
Canadian Natural Resources Ltd. (Canada), (NYSE)	51,012	1,575,251
Canadian Natural Resources Ltd. (Canada), (TSX)	13,385	413,831
Chevron Corp.	89,356	10,023,956
Cobalt International Energy, Inc.*	25,200	224,028
Diamondback Energy, Inc.*	35,174	2,102,702
Dorian LPG Ltd.*	125,700	1,745,973
Exxon Mobil Corp.	112,524	10,402,844
Hollyfrontier Corp.	44,900	1,682,852
Imperial Oil Ltd. (Canada)	236,907	10,194,108
Marathon Oil Corp.	48,600	1,374,894
Occidental Petroleum Corp.	63,500	5,118,735
Petroleo Brasileiro SA (Brazil), ADR(a)	176,900	1,291,370
Pioneer Natural Resources Co.	14,116	2,101,167
Range Resources Corp.	18,135	969,316
Royal Dutch Shell PLC (Netherlands)
(Class B Stock)	90,867	3,139,557
RSP Permian, Inc.*(a)	105,000	2,639,700
Scorpio Tankers, Inc. (Monaco)(a)	346,570	3,011,693
Southwestern Energy Co.*	118,545	3,235,093
Suncor Energy, Inc. (Canada)	245,623	7,805,899
World Fuel Services Corp.	94,098	4,416,019

		95,646,608

Paper & Forest Products — 0.6%
Deltic Timber Corp.	40,765	2,788,326
International Paper Co.	74,064	3,968,349
KapStone Paper and Packaging Corp.	121,885	3,572,449
Norbord, Inc. (Canada)	101,100	2,247,730

		12,576,854

Pharmaceuticals — 6.2%
Actavis PLC*(a)	19,423	4,999,674
Almirall SA (Spain)*	127,710	2,107,496
AstraZeneca PLC (United Kingdom)	151,457	10,697,542
AstraZeneca PLC (United Kingdom), ADR	11,040	776,995
Bristol-Myers Squibb Co.	605,502	35,742,783
Eisai Co. Ltd. (Japan)	40,600	1,570,131
Eli Lilly & Co.	24,910	1,718,541
Johnson & Johnson	188,729	19,735,392
Merck & Co., Inc.	502,711	28,548,958
Ono Pharmaceutical Co. Ltd. (Japan)	67,700	5,993,854
Pfizer, Inc.	345,129	10,750,768
Phibro Animal Health Corp. (Class A Stock)	63,860	2,014,783
Roche Holding AG (Switzerland)	45,780	12,403,735

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
UCB SA (Belgium)	25,153	$1,912,574

		138,973,226

Professional Services — 0.2%
FTI Consulting, Inc.*	59,550	2,300,417
IHS, Inc. (Class A Stock)*	24,106	2,745,191

		5,045,608

Real Estate Investment Trusts (REITs) — 1.3%
Blackstone Mortgage Trust, Inc. (Class A Stock)	91,400	2,663,396
Corrections Corp. of America	60,544	2,200,169
DiamondRock Hospitality Co.	120,830	1,796,742
Education Realty Trust, Inc.	59,110	2,162,835
Equity Lifestyle Properties, Inc.	101,013	5,207,220
Grivalia Properties REIC (Greece)	437,543	4,023,568
Hibernia REIT PLC (Ireland)*	563,759	740,163
Kite Realty Group Trust(a)	62,675	1,801,279
Mid-America Apartment Communities, Inc.	28,595	2,135,475
National Storage REIT (Australia)	451,728	531,255
Summit Hotel Properties, Inc.	165,661	2,060,823
Two Harbors Investment Corp.	106,863	1,070,767
Weyerhaeuser Co.	96,011	3,445,835

		29,839,527

Real Estate Management & Development — 1.0%
China Resources Land Ltd. (China)	334,000	877,758
Daito Trust Construction Co. Ltd. (Japan)	96,325	10,926,902
Deutsche Annington Immobilien SE (Germany)	99,367	3,373,684
E-House China Holdings Ltd. (China), ADR(a)	129,920	940,621
GAGFAH SA (Germany)*	153,190	3,421,104
Realogy Holdings Corp.*	84,060	3,739,829

		23,279,898

Real Estate Management/Service — 0.4%
Kennedy Wilson Europe Real Estate PLC (United Kingdom)	506,584	8,329,896

Road & Rail — 0.5%
AMERCO	10,313	2,931,573
Canadian National Railway Co. (Canada)	52,391	3,608,476
DSV A/S (Denmark)	150,227	4,574,263

		11,114,312

Semiconductors & Semiconductor Equipment — 2.2%
Applied Materials, Inc.	99,040	2,468,077
Avago Technologies Ltd. (Singapore)	11,765	1,183,441
Intel Corp.	489,220	17,753,794
Lam Research Corp.	32,993	2,617,665
Marvell Technology Group Ltd.	346,260	5,020,770
Maxim Integrated Products, Inc.	391,283	12,470,189
Micrel, Inc.	147,660	2,142,547
NXP Semiconductor NV (Netherlands)*	49,324	3,768,354
SunEdison, Inc.*(a)	77,512	1,512,259
SunPower Corp.*(a)	9,406	242,957

		49,180,053

Software — 3.1%
Activision Blizzard, Inc.	318,549	6,418,762
Comverse, Inc.*	114,880	2,157,446

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
FactSet Research Systems, Inc.(a)	43,068	$6,061,821
Microsoft Corp.	723,397	33,601,791
Oracle Corp.	165,964	7,463,401
Symantec Corp.	320,684	8,227,148
UBISOFT Entertainment (France)*	128,361	2,340,086
Verint Systems, Inc.*	40,991	2,388,955
Xero Ltd. (New Zealand)*	4,476	55,758

		68,715,168

Specialty Retail — 5.2%
Advance Auto Parts, Inc.	201,584	32,108,300
Ascena Retail Group, Inc.*	170,485	2,141,292
AutoZone, Inc.*	12,194	7,549,427
CarMax, Inc.*(a)	22,535	1,500,380
Cato Corp. (The) (Class A Stock)	84,480	3,563,366
CST Brands, Inc.	76,010	3,314,796
Home Depot, Inc. (The)	141,177	14,819,350
Lowe’s Cos., Inc.	297,168	20,445,158
Rent-A-Center, Inc.	58,025	2,107,468
Restoration Hardware Holdings, Inc.*(a)	29,205	2,803,972
Ross Stores, Inc.	22,670	2,136,874
Stage Stores, Inc.	131,005	2,711,803
Tiffany & Co.	26,867	2,871,008
TJX Cos., Inc. (The)	240,491	16,492,873
Urban Outfitters, Inc.*	36,100	1,268,193

		115,834,260

Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	101,544	11,208,427
Diebold, Inc.	62,480	2,164,307
EMC Corp.	138,060	4,105,904
SanDisk Corp.	33,466	3,278,999
Western Digital Corp.	29,165	3,228,566

		23,986,203

Textiles, Apparel & Luxury Goods — 0.7%
Brunello Cucinelli SpA (Italy)(a)	65,328	1,459,184
China Dongxiang Group Co. Ltd. (China)	2,419,000	428,692
Crocs, Inc.*	174,545	2,180,067
Hanesbrands, Inc.	9,439	1,053,581
Lululemon Athletica, Inc.*(a)	32,335	1,803,970
PVH Corp.	31,120	3,988,650
Ralph Lauren Corp.	7,604	1,407,957
Samsonite International SA	807,900	2,396,201

		14,718,302

Thrifts & Mortgage Finance — 0.1%
Northwest Bancshares, Inc.	176,050	2,205,907

Tobacco — 0.4%
British American Tobacco PLC (United Kingdom)	59,842	3,242,901
Japan Tobacco, Inc. (Japan)	14,500	399,080
Philip Morris International, Inc.	53,418	4,350,896

		7,992,877

Trading Companies & Distributors — 0.9%
Fastenal Co.(a)	73,150	3,479,014
GATX Corp.	48,020	2,763,071
HD Supply Holdings, Inc.*	134,428	3,964,282
MSC Industrial Direct Co., Inc. (Class A Stock)	100,646	8,177,487

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors (continued)
Rexel SA (France)	75,950	$1,360,733

		19,744,587

Transportation Infrastructure — 0.1%
Groupe Eurotunnel SA (France)	107,198	1,383,949

Water Utilities — 0.4%
Guangdong Investment Ltd. (China)	6,874,030	8,953,041

Wireless Telecommunication Services — 0.1%
Idea Cellular Ltd. (India)	954,556	2,313,087

TOTAL COMMON STOCKS (cost $1,676,884,724)		1,891,059,759

EXCHANGE TRADED FUNDS — 9.2%
iShares MSCI EAFE ETF(a)	958,911	58,340,145
SPDR S&P 500 ETF Trust	209,583	43,069,307
Vanguard S&P 500 ETF	556,632	104,897,300

TOTAL EXCHANGE TRADED FUNDS (cost $206,109,493)		206,306,752

	Units
RIGHTS*
Banks
Alpha Bank A.E. (Greece), expiring 12/20/17 (cost $376,689)	193,887	220,537

TOTAL LONG-TERM INVESTMENTS (cost $1,883,370,906)		2,097,587,048

	Shares
SHORT-TERM INVESTMENTS —12.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 9.8%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $219,387,693; includes $118,107,512 of cash collateral for securities on loan)(b)(w)(Note 4)	219,387,693	219,387,693

	Notional Amount (000)#
OPTIONS PURCHASED* — 2.3%
Put Options
S&P 500 Index,
expiring 03/20/15, Strike Price $1,950.00	535	17,494,500
expiring 09/18/15, Strike Price $1,850.00	535	33,223,500

TOTAL OPTIONS PURCHASED (cost $53,425,508)		50,718,000

		Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $272,813,201)		$270,105,693

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 106.2% (cost $2,156,184,107)		2,367,692,741

	Notional Amount (000)#
OPTIONS WRITTEN* — (1.0)%
Put Options
S&P 500 Index,
expiring 03/20/15, Strike Price $1,800.00	268	(3,985,750)
expiring 09/18/15, Strike Price $1,675.00	535	(18,618,000)

TOTAL OPTIONS WRITTEN (premiums received $22,579,369)		(22,603,750)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 105.2% (cost $2,133,604,738)		2,345,088,991
Liabilities in excess of other assets — (5.2)%		(116,771,435)

NET ASSETS — 100.0%		$2,228,317,556

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $114,121,405; cash collateral of $118,107,512 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$49,441,868	$1,206,711	$—
Air Freight & Logistics	23,613,203	—	—
Airlines	4,331,781	—	—
Auto Components	3,573,747	1,402,677	—
Automobiles	7,868,006	3,924,336	—
Banks	109,214,078	15,036,447	—
Beverages	42,228,832	10,781,968	—
Biotechnology	7,159,779	—	—
Building Products	16,337,326	3,661,739	—
Capital Markets	43,941,860	4,764,094	—
Chemicals	33,721,522	4,298,813	—
Commercial Services & Supplies	33,465,350	—	—
Communications Equipment	49,357,603	—	—
Construction & Engineering	7,997,943	436,311	—
Construction Materials	524,105	3,336,349	—
Containers & Packaging	37,711,377	5,489,033	—
Diversified Consumer Services	4,570,996	6,508,398	—
Diversified Financial Services	12,920,691	7,029,960	—
Diversified Telecommunication Services	9,904,549	19,611,003	—
Electric Utilities	16,983,528	8,886,693	—
Electrical Equipment	20,216,741	9,447,895	—
Electronic Equipment, Instruments & Components	15,343,444	—	—
Energy Equipment & Services	9,793,992	—	—
Food & Staples Retailing	6,378,587	8,227,042	—
Food Products	38,476,155	11,295,430	—
Gas Utilities	22,547,342	488,446	—
Health Care Equipment & Supplies	27,273,784	648,061	—
Health Care Providers & Services	49,043,368	7,289,669	—
Health Care Technology	3,775,773	—	—
Hotels, Restaurants & Leisure	22,570,618	5,072,899	—
Household Durables	34,769,616	3,700,351	—
Household Products	6,634,267	—	—
Independent Power & Renewable Electricity Producers	—	2,739,713	—
Industrial Conglomerates	10,880,892	2,634,318	—
Insurance	128,701,460	14,292,549	—
Internet & Catalog Retail	14,314,085	1,647,839	—
Internet Software & Services	17,123,697	—	—
IT Services	51,871,660	—	—
Life Sciences Tools & Services	6,514,837	—	—
Machinery	39,936,018	—	—
Marine	—	9,258,598	—
Media	8,545,568	9,862,029	—
Metals & Mining	2,240,783	1,829,812	—
Multiline Retail	3,817,708	2,054,699	—
Multi-Utilities	1,039,298	7,684,677	—
Oil, Gas & Consumable Fuels	79,023,085	16,623,523	—
Paper & Forest Products	12,576,854	—	—
Pharmaceuticals	104,287,894	34,685,332	—
Professional Services	5,045,608	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Real Estate Investment Trusts (REITs)	$25,284,704	$4,554,823	$—
Real Estate Management & Development	4,680,450	18,599,448	—
Real Estate Management/Service	8,329,896	—	—
Road & Rail	6,540,049	4,574,263	—
Semiconductors & Semiconductor Equipment	49,180,053	—	—
Software	66,319,324	2,395,844	—
Specialty Retail	115,834,260	—	—
Technology Hardware, Storage & Peripherals	23,986,203	—	—
Textiles, Apparel & Luxury Goods	12,830,426	1,887,876	—
Thrifts & Mortgage Finance	2,205,907	—	—
Tobacco	4,350,896	3,641,981	—
Trading Companies & Distributors	18,383,854	1,360,733	—
Transportation Infrastructure	—	1,383,949	—
Water Utilities	8,953,041	—	—
Wireless Telecommunication Services	—	2,313,087	—
Exchange Traded Funds	206,306,752	—	—
Rights
Banks	220,537	—	—
Affiliated Money Market Mutual Fund	219,387,693	—	—
Options Purchased	50,718,000	—	—
Options Written	(22,603,750)	—	—

Total	$2,058,519,573	$286,569,418	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (5.3% represents investments purchased with collateral from securities on loan)	9.8%
Exchange Traded Funds	9.2
Insurance	6.4
Pharmaceuticals	6.2
Banks	5.6
Specialty Retail	5.2
Oil, Gas & Consumable Fuels	4.3
Software	3.1
Health Care Providers & Services	2.5
Beverages	2.4
IT Services	2.3
Put Options	2.3
Aerospace & Defense	2.3
Food Products	2.2
Communications Equipment	2.2
Semiconductors & Semiconductor Equipment	2.2
Capital Markets	2.2
Containers & Packaging	1.9
Machinery	1.8
Household Durables	1.7
Chemicals	1.7
Commercial Services & Supplies	1.5
Real Estate Investment Trusts (REITs)	1.3
Electrical Equipment	1.3
Diversified Telecommunication Services	1.3
Health Care Equipment & Supplies	1.3
Hotels, Restaurants & Leisure	1.2
Electric Utilities	1.2
Technology Hardware, Storage & Peripherals	1.1
Air Freight & Logistics	1.1
Real Estate Management & Development	1.0
Gas Utilities	1.0
Building Products	0.9
Diversified Financial Services	0.9
Trading Companies & Distributors	0.9

Media	0.8%
Internet Software & Services	0.8
Internet & Catalog Retail	0.7
Electronic Equipment, Instruments & Components	0.7
Textiles, Apparel & Luxury Goods	0.7
Food & Staples Retailing	0.7
Industrial Conglomerates	0.6
Paper & Forest Products	0.6
Automobiles	0.5
Road & Rail	0.5
Diversified Consumer Services	0.5
Energy Equipment & Services	0.4
Marine	0.4
Water Utilities	0.4
Multi-Utilities	0.4
Construction & Engineering	0.4
Real Estate Management/Service	0.4
Tobacco	0.4
Biotechnology	0.3
Household Products	0.3
Life Sciences Tools & Services	0.3
Multiline Retail	0.3
Professional Services	0.2
Auto Components	0.2
Airlines	0.2
Metals & Mining	0.2
Construction Materials	0.2
Health Care Technology	0.2
Independent Power & Renewable Electricity Producers	0.1
Wireless Telecommunication Services	0.1
Thrifts & Mortgage Finance	0.1
Transportation Infrastructure	0.1

106.2
Options Written	(1.0)
Liabilities in excess of other assets	(5.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$50,938,537	Written options outstanding, at value	$22,603,750

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Purchased Options(1)	Written Options	Futures	Total
Equity contracts	$(253)	$(151,683,138)	$13,444,125	$16,071,448	$(122,167,818)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Purchased Options(2)	Written Options	Futures	Total
Equity contracts	$(260,338)	$(32,440)	$66,528,572	$16,099,162	$(3,414,550)	$78,920,406

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Contracts - Long Positions(2)	Written Options(3)
$69,337,426	$36,313,125	$667,600

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $114,121,405:
Unaffiliated investments (cost $1,936,796,414)	$2,148,305,048
Affiliated investments (cost $219,387,693)	219,387,693
Foreign currency, at value (cost $8,520)	8,508
Receivable for investments sold	2,902,398
Dividends receivable	2,658,151
Tax reclaim receivable	1,029,460
Prepaid expenses	17,236

Total Assets	2,374,308,494

LIABILITIES:
Payable to broker for collateral for securities on loan	118,107,512
Written options outstanding, at value (premiums received $22,579,369)	22,603,750
Payable for investments purchased	3,584,666
Advisory fees payable	898,434
Payable for fund share repurchased	515,421
Accrued expenses and other liabilities	211,664
Distribution fee payable	36,997
Foreign capital gains tax liability accrued	31,906
Affiliated transfer agent fee payable	361
Deferred trustees’ fees	227

Total Liabilities	145,990,938

NET ASSETS	$2,228,317,556

Net assets were comprised of:
Paid-in capital	$1,857,724,958
Retained earnings	370,592,598

Net assets, December 31, 2014	$2,228,317,556

Net asset value and redemption price per share, $2,228,317,556 / 176,209,466 outstanding shares of beneficial interest	$12.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $1,025,599 foreign withholding tax)	$38,930,866
Affiliated dividend income	313,167
Affiliated income from securities lending, net	159,508

39,403,541

EXPENSES
Advisory fees	20,198,510
Distribution fee	2,087,866
Custodian and accounting fees	537,000
Audit fee	28,000
Trustees’ fees	27,000
Insurance expenses	21,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	37,048

Total expenses	22,968,424
Less: advisory fee waivers and/or expense reimbursement	(2,271,400)

Net expenses	20,697,024

NET INVESTMENT INCOME	18,706,517

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	46,427,645
Futures transactions	16,071,448
Options written transactions	13,444,125
Foreign currency transactions	(237,452)

75,705,766

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(31,440))	4,286,410
Futures	(3,414,550)
Options written	16,099,162
Foreign currencies	(117,673)

16,853,349

NET GAIN ON INVESTMENTS	92,559,115

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,265,632

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,706,517	$9,866,465
Net realized gain on investment and foreign currency transactions	75,705,766	86,033,171
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,853,349	153,335,794

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	111,265,632	249,235,430

FUND SHARE TRANSACTIONS:
Fund share sold [34,089,885 and 63,137,285 shares, respectively]	415,255,720	698,906,609
Fund share repurchased [11,603,831 and 7,057,648 shares, respectively]	(141,386,167)	(76,694,584)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	273,869,553	622,212,025

TOTAL INCREASE IN NET ASSETS	385,135,185	871,447,455
NET ASSETS:
Beginning of year	1,843,182,371	971,734,916

End of year	$2,228,317,556	$1,843,182,371

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2014

The following abbreviations are used in the preceding Portfolios descriptions:

Currency:

BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Columbian Peso
CZK	Czech Koruna
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hunarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
ZAR	South African Rand

Exchange:

BIST	Borsa Istanbul
FTSE	Financial Times Stock Exchange
NASDAQ GS	National Association for Securities Dealers Global Markets, U.S.
NYSE	New York Stock Exchange
OTC	Over-The-Counter
SGX	Singapore Exchange
TASE	Tel Aviv Stock Exchange
TSX	Toronto Stock Exchange

Index:

iBoxx	Bond Market Indices
KOSPI	Korean Stock Exchange Index
TAIEX	Taiwan Stock Exchange Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
ADS	American Depositary Security
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EMU	European Monetary Union
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
N/A	Not Applicable
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
SDR	Sweden Depositary Receipt
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depositary Receipts
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2014 consisted of 90 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 31 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST AQR Emerging Markets Equity Portfolio (“AQR Emerging Markets Equity”): Long-term capital appreciation.

AST BlackRock iShares ETF Portfolio (“BlackRock iShares ETF”): Maximize total return with a moderate level of risk

AST Boston Partners Large-Cap Value Portfolio (“Boston Partners Large-Cap Value”) formerly known as AST Jennison Large-Cap Value Portfolio: Capital appreciation.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”): Maximize total return through investment in real estate securities.

AST Goldman Sachs Large-Cap Value Portfolio (“Goldman Sachs Large-Cap Value”): Long-term growth of capital.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”): Long-term growth of capital.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”): Long-term capital appreciation.

AST Herndon Large-Cap Value Portfolio (“Herndon Large-Cap Value”): Maximum growth of capital.

AST International Growth Portfolio (“International Growth”): Long-term growth of capital.

AST International Value Portfolio (“International Value”): Capital growth.

AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”): Capital growth.

AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”): Long-term growth of capital.

AST Large-Cap Value Portfolio (“Large-Cap Value”): Current income and long-term growth of income, as well as capital appreciation.

AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”): Long-term capital growth.

AST MFS Global Equity Portfolio (“MFS Global Equity”): Capital growth.

AST MFS Growth Portfolio (“MFS Growth”): Long-term growth of capital and future, rather than current, income.

AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”): Capital appreciation.

AST Mid-Cap Value Portfolio (“Mid-Cap Value”): Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”): Capital growth.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”): Capital growth.

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”): Long-term capital appreciation.

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AST QMA Emerging Markets Equity Portfolio (“QMA Emerging Markets Equity”): Long-term capital appreciation.

AST QMA Large-Cap Portfolio (“QMA Large-Cap”): Long-term capital appreciation.

AST Small-Cap Growth Portfolio (“Small-Cap Growth”): Long-term capital growth.

AST Small-Cap Growth Opportunities Portfolio (“Small-Cap Growth Opportunities”) formerly known as Federated Aggressive Growth Portfolio: Capital Growth.

AST Small-Cap Value Portfolio (“Small-Cap Value”): Long-term capital growth by investing primarily in small capitalization stocks that appear to be undervalued.

AST T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”): Provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”): Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

AST Templeton Global Bond Portfolio (“Templeton Global Bond”): Current income with capital appreciation and growth of income.

ASTWellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”): To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation: Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc., with the exception of AQR Emerging Markets Equity and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). PI is the sole Investment Manager of AQR Emerging Markets Equity. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

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Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value heirarchy, as the daily settlement price is not public.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of

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changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

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Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Swap Agreements: Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios may enter into credit default swaps to provide a measure of protection against defaults or take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer

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if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements: Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right to set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based

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on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2014, the Portfolios have not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities: Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending: The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to

B7

receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

REITs: Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions: Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-dividend date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2014, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

AQR Capital Management, LLC / CNH Partners, LLC for AQR Emerging Markets Equity;

BlackRock Investment Management, LLC for BlackRock iShares ETF;

Boston Partners Financial Group LLC, for Boston Partners Large-Cap Value effective November 24, 2014;

Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

ClearBridge Investments, LLC for a portion of Small-Cap Value;

Eagle Asset Management, Inc. for a portion of Small-Cap Growth;

B8

EARNEST Partners LLC for a portion of Mid-Cap Value;

Emerald Mutual Fund Advisers Trust for a portion of Small-Cap Growth;

Federated Equity Management Company of Pennsylvania for Federated Aggressive Growth through November 24, 2014;

Franklin Advisers, Inc. for Templeton Global Bond;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Large-Cap Value, Goldman Sachs Small-Cap Value and Goldman Sachs Mid-Cap Growth;

Herndon Capital Management, LLC for Herndon Large-Cap Value;

Hotchkis and Wiley Capital Management, LLC for Large-Cap Value;

Jennison Associates, LLC for Jennison Large-Cap Growth, Boston Partners Large-Cap Value (formerly Jennison Large-Cap Value) through November 24, 2014 and a portion of International Growth;

J.P. Morgan Investment Management, Inc. for J.P. Morgan International Equity and a portion of Small-Cap Value;

Lazard Asset Management, LLC for a portion of International Value effective November 24, 2014;

Lee Munder Capital Group, LLC for a portion of Small-Cap Value;

Loomis, Sayles & Company, L.P. for Loomis Sayles Large-Cap Growth;

LSV Asset Management for a portion of International Value and a portion of Neuberger Berman/LSV Mid-Cap Value;

Massachusetts Financial Services Company (“MFS”) for MFS Growth, MFS Global Equity and MFS Large-Cap Value;

Neuberger Berman Management, LLC for a portion of Neuberger Berman/LSV Mid-Cap Value, a portion of International Growth and Neuberger Berman Mid-Cap Growth;

Parametric Portfolio Associates LLC for Parametric Emerging Markets Equity;

Quantitative Management Associates LLC (“QMA”) for QMA Emerging Markets Equity and QMA Large-Cap;

RS Investment Management Company, LLC for a portion of Small-Cap Growth Opportunities effective November 24, 2014;

Thornburg Investment Management, Inc. for a portion of International Value through November 24, 2014;

T. Rowe Price Associates, Inc. for T. Rowe Price Equity Income, T. Rowe Price Large-Cap Growth and T. Rowe Price Natural Resources;

WEDGE Capital Management, LLP for a portion of Mid-Cap Value;

Wellington Management Company, LLP for Wellington Management Hedged Equity and a portion of Small-Cap Growth Opportunities effective November 24, 2014;

William Blair & Company LLC for a portion of International Growth.

Advisory Fees and Expense Limitations: The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has agreed to waive a portion of their management fee and/or reimburse certain Portfolios an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement may be modified or terminated by the investment manager at any time without notice.

B9

	Advisory Fees at December 31, 2014	Effective Advisory Fees
AQR Emerging Markets Equity	1.09% first $300 million;	1.09%
	1.08% on next $200 million;
	1.07% on next $250 million;
	1.06% on next $ 2.5 billion;
	1.05% on next $2.75 billion;
	1.02% on next $4 billion;
	1.00% in excess of $10 billion
BlackRock iShares ETF	0.89% first $300 million;	0.64%*
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $ 2.5 billion;
	0.85% on next $2.75 billion;
	0.82% on next $4 billion;
	0.80% in excess of $10 billion
Boston Partners Large-Cap Value	0.74% first $300 million;	0.68%
	0.73% on next $200 million;
	0.72% on next $250 million;
	0.71% on next $ 2.5 billion;
	0.70% on next $2.75 billion;
	0.67% on next $4 billion;
	0.65% in excess of $10 billion
Cohen & Steers Realty	0.99% first $300 million;	0.88%
	0.98% on next $200 million;
	0.97% on next $250 million;
	0.96% on next $ 2.5 billion;
	0.95% on next $2.75 billion;
	0.92% on next $4 billion;
	0.90% in excess of $10 billion
Goldman Sachs Large-Cap Value	0.74% first $300 million;	0.71%
	0.73% on next $200 million;
	0.72% on next $250 million;
	0.71% on next $ 2.5 billion;
	0.70% on next $2.75 billion;
	0.67% on next $4 billion;
	0.65% in excess of $10 billion
Goldman Sachs Mid-Cap Growth	0.99% first $300 million;	0.90%
	0.98% on next $200 million;
	0.97% on next $250 million;
	0.96% on next $ 2.5 billion;
	0.95% on next $2.75 billion;
	0.92% on next $4 billion;
	0.90% in excess of $10 billion
Goldman Sachs Small-Cap Value	0.94% first $300 million;	0.92%
	0.93% on next $200 million;
	0.92% on next $250 million;
	0.91% on next $ 2.5 billion;
	0.90% on next $2.75 billion;
	0.87% on next $4 billion;
	0.85% in excess of $10 billion
Herndon Large-Cap Value	0.84% first $300 million;	0.73%
	0.83% on next $200 million;
	0.82% on next $250 million;
	0.81% on next $ 2.5 billion;
	0.80% on next $2.75 billion;
	0.77% on next $4 billion;
	0.75% in excess of $10 billion
International Growth	0.99% first $300 million;	0.95%
	0.98% on next $200 million;
	0.97% on next $250 million;
	0.96% on next $ 2.5 billion;
	0.95% on next $2.75 billion;
	0.92% on next $4 billion;
	0.90% in excess of $10 billion
International Value	0.99% first $300 million;	0.97%
	0.98% on next $200 million;
	0.97% on next $250 million;
	0.96% on next $ 2.5 billion;
	0.95% on next $2.75 billion;
	0.92% on next $4 billion;
	0.90% in excess of $10 billion

B 10

	Advisory Fees at December 31, 2014	Effective Advisory Fees
J.P. Morgan International Equity	0.99% first $75 million;	0.86%
	0.84% on next $225 million;
	0.83% on next $200 million;
	0.82% on next $250 million;
	0.81% on next $ 2.5 billion;
	0.80% on next $2.75 billion;
	0.77% on next $4 billion;
	0.75% in excess of $10 billion
Jennison Large-Cap Growth	0.89% first $300 million;	0.88%
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $ 2.5 billion;
	0.85% on next $2.75 billion;
	0.82% on next $4 billion;
	0.80% in excess of $10 billion
Large-Cap Value	0.74% first $300 million;	0.72%
	0.73% on next $200 million;
	0.72% on next $250 million;
	0.71% on next $ 2.5 billion;
	0.70% on next $2.75 billion;
	0.67% on next $4 billion;
	0.65% in excess of $10 billion
Loomis Sayles Large-Cap Growth	0.89% first $300 million;	0.81%
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $ 2.5 billion;
	0.85% on next $2.75 billion;
	0.82% on next $4 billion;
	0.80% in excess of $10 billion
MFS Global Equity	0.99% first $300 million;	0.98%
	0.98% on next $200 million;
	0.97% on next $250 million;
	0.96% on next $ 2.5 billion;
	0.95% on next $2.75 billion;
	0.92% on next $4 billion;
	0.90% in excess of $10 billion
MFS Growth	0.89% first $300 million;	0.87%
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $ 2.5 billion;
	0.85% on next $2.75 billion;
	0.82% on next $4 billion;
	0.80% in excess of $10 billion
MFS Large-Cap Value	0.84% first $300 million;	0.83%
	0.83% on next $200 million;
	0.82% on next $250 million;
	0.81% on next $ 2.5 billion;
	0.80% on next $2.75 billion;
	0.77% on next $4 billion;
	0.75% in excess of $10 billion
Mid-Cap Value	0.94% first $300 million;	0.94%
	0.93% on next $200 million;
	0.92% on next $250 million;
	0.91% on next $ 2.5 billion;
	0.90% on next $2.75 billion;
	0.87% on next $4 billion;
	0.85% in excess of $10 billion
Neuberger Berman Mid-Cap Growth	0.89% first $300 million;	0.88%
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $250 million;
	0.81% on next $2.25 billion;
	0.80% on next $2.75 billion;
	0.77% on next $4 billion;
	0.75% in excess of $10 billion

B11

	Advisory Fees at December 31, 2014	Effective Advisory Fees
Neuberger Berman/LSV Mid-Cap Value	0.89% first $300 million;	0.87%
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $250 million;
	0.81% on next $2.25 billion;
	0.80% on next $2.75 billion;
	0.77% on next $4 billion;
	0.75% in excess of $10 billion
Parametric Emerging Markets Equity	1.09% first $300 million;	1.08%
	1.08% on next $200 million;
	1.07% on next $250 million;
	1.06% on next $ 2.5 billion;
	1.05% on next $2.75 billion;
	1.02% on next $4 billion;
	1.00% in excess of $10 billion
QMA Emerging Markets Equity	1.09% first $300 million;	1.09%
	1.08% on next $200 million;
	1.07% on next $250 million;
	1.06% on next $ 2.5 billion;
	1.05% on next $2.75 billion;
	1.02% on next $4 billion;
	1.00% in excess of $10 billion
QMA Large-Cap	0.74% first $300 million;	0.70	%**
	0.73% on next $200 million;
	0.72% on next $250 million;
	0.71% on next $ 2.5 billion;
	0.70% on next $2.75 billion;
	0.67% on next $4 billion;
	0.65% in excess of $10 billion
Small-Cap Growth	0.89% first $300 million;	0.88%
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $ 2.5 billion;
	0.85% on next $2.75 billion;
	0.82% on next $4 billion;
	0.80% in excess of $10 billion
Small-Cap Growth Opportunities	0.94% first $300 million;	0.93%
	0.93% on next $200 million;
	0.92% on next $250 million;
	0.91% on next $ 2.5 billion;
	0.90% on next $2.75 billion;
	0.87% on next $4 billion;
	0.85% in excess of $10 billion
Small-Cap Value	0.89% first $300 million;	0.87%
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $ 2.5 billion;
	0.85% on next $2.75 billion;
	0.82% on next $4 billion;
	0.80% in excess of $10 billion
T. Rowe Price Equity Income	0.74% first $300 million;	0.72%
	0.73% on next $200 million;
	0.72% on next $250 million;
	0.71% on next $ 2.5 billion;
	0.70% on next $2.75 billion;
	0.67% on next $4 billion;
	0.65% in excess of $10 billion
T. Rowe Price Large-Cap Growth	0.89% first $300 million;	0.83	%***
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $250 million;
	0.81% on next $2.25 billion;
	0.80% on next $2.75 billion;
	0.77% on next $4 billion;
	0.75% in excess of $10 billion
T. Rowe Price Natural Resources	0.89% first $300 million;	0.88%
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $ 2.5 billion;
	0.85% on next $2.75 billion;
	0.82% on next $4 billion;
	0.80% in excess of $10 billion

B12

	Advisory Fees at December 31, 2014	Effective Advisory Fees
Templeton Global Bond	0.79% first $300 million;	0.77%
	0.78% on next $200 million;
	0.77% on next $250 million;
	0.76% on next $2.5 billion;
	0.75% on next $2.75 billion;
	0.72% on next $4 billion;
	0.70% in excess of $10 billion
Wellington Management Hedged Equity	0.99% first $300 million;	0.86%
	0.98% on next $200 million;
	0.97% on next $250 million;
	0.96% on next $2.5 billion;
	0.95% on next $2.75 billion;
	0.92% on next $4 billion;
	0.90% in excess of $10 billion

	Fee Waivers and/or Expense Limitations through June 30, 2014	Fee Waivers and/or Expense Limitations effective July 1, 2014
BlackRock iShares ETF	*	*
Boston Partners Large-Cap Value	contractually waive 0.05%	voluntarily limit expense
	through June 30, 2014,	to 0.80% through November 23, 2014,
	voluntarily limit expense	voluntarily limit expense
	to 0.80%	to 0.85% effective November 24, 2014
Cohen & Steers Realty	voluntarily limit expense	contractually waive 0.07%
	to 0.97%	through June 30, 2015
Goldman Sachs Large-Cap Value	contractually waive 0.013%	contractually waive 0.013%
	through May 1, 2015(1)	through May 1, 2015
Goldman Sachs Mid-Cap Growth	contractually waive 0.10%	contractually waive 0.053%
	through June 30, 2014,	through June 30, 2015
contractually waive 0.013%
through May 1, 2015(1)
Goldman Sachs Small-Cap Value	contractually waive 0.013%	contractually waive 0.013%
	through May 1, 2015(1)	through May 1, 2015
Herndon Large-Cap Value	contractually waive 0.04%	contractually waive 0.15%
	through June 30, 2014	through June 30, 2015
International Growth	contractually waive 0.01%	contractually waive 0.01%
	through June 30, 2014,	through June 30, 2015
	contractually waive 0.003%	contractually waive 0.003%
	through May 1, 2015(2)	through May 1, 2015
Loomis Sayles Large-Cap Growth	contractually waive 0.06%	contractually waive 0.06%
	through June 30, 2015	through June 30, 2015
Neuberger Berman Mid-Cap Growth	contractually waive 0.005%	contractually waive 0.005%
	through May 1, 2015(2)	through May 1, 2015
Neuberger Berman/LSV Mid-Cap Value	contractually waive 0.003%	contractually waive 0.003%
	through May 1, 2015(2)	through May 1, 2015
Templeton Global Bond	voluntarily limit expense	N/A
to 0.93%
Wellington Management Hedged Equity	voluntarily limit expense	N/A
to 0.87%

* The Investment Manager has contractually agreed to waive a portion of the investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Manager has contractually agreed to waive a portion of the investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee (after the waiver described above) and other expenses (including distribution fees, acquired fund fees and expenses, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter.

** The manager has voluntarily agreed to waive two-thirds of the incremental increase in their net management fee as a result of the underlying voluntary subadvisor fee discount. For the year ended December 31, 2014 the manager waived 0.02%.

*** The manager has voluntarily agreed to waive two-thirds of the incremental increase in their net management fee as a result of the underlying voluntary subadvisor fee discount. For the year ended December 31, 2014 the manager waived 0.02%.

(1) Effective May 1, 2014.

(2) Effective April 1, 2014.

B13

AST Investment Services, Inc., Jennison, PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2014, brokerage commission recaptured under these agreements was as follows:

Amount
Boston Partners Large-Cap Value	$66,384
Cohen & Steers Realty	24,907
Goldman Sachs Large-Cap Value	88,856
Goldman Sachs Mid-Cap Growth	32,100
Goldman Sachs Small-Cap Value	60,221
Herndon Large-Cap Value	18,764
International Growth	75,446
International Value	82,882
Jennison Large-Cap Growth	46,221
Loomis Sayles Large-Cap Growth	46,353
MFS Global Equity	2,670
MFS Growth	33,050
MFS Large-Cap Value	13,626
Mid-Cap Value	13,945
Neuberger Berman Mid-Cap Growth	173,217
Neuberger Berman/LSV Mid-Cap Value.	86,669
Small-Cap Growth	41,729
Small-Cap Growth Opportunities	11,191
Small-Cap Value	61,069
T. Rowe Price Equity Income	6,552
T. Rowe Price Large-Cap Growth	21,312
T. Rowe Price Natural Resources	24,094
Wellington Management Hedged Equity	17,179

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

B 14

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2014, PIM was compensated as follows for these services:

Amount
AQR Emerging Markets Equity	$6,233
BlackRock iShares ETF	71,882
Boston Partners Large-Cap Value	11,315
Cohen & Steers Realty	23,291
Goldman Sachs Large-Cap Value	33,400
Goldman Sachs Mid-Cap Growth	30,518
Goldman Sachs Small-Cap Value	77,724
Herndon Large-Cap Value	230,915
International Growth	109,895
International Value	92,749
J.P. Morgan International Equity	762
Jennison Large-Cap Growth	51,582
Large-Cap Value	33,178
Loomis Sayles Large-Cap Growth	65,774
MFS Global Equity	7,512
MFS Growth	32,235
MFS Large-Cap Value	4,593
Mid-Cap Value	10,030
Neuberger Berman Mid-Cap Growth	69,974
Neuberger Berman/LSV Mid-Cap Value	110,133
Parametric Emerging Markets Equity	33,212
QMA Emerging Markets Equity	4,938
QMA Large-Cap	28,931
Small-Cap Growth	403,932
Small-Cap Growth Opportunities	869,377
Small-Cap Value	162,110
T. Rowe Price Equity Income	160,226
T. Rowe Price Large-Cap Growth	51,492
T. Rowe Price Natural Resources	24,245
Wellington Management Hedged Equity	47,662

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2014, were as follows:

	Cost of Purchases	Proceeds from Sales
AQR Emerging Markets Equity	$243,021,603	$159,764,808
BlackRock iShares ETF	182,343,581	67,345,771
Boston Partners Large-Cap Value	743,281,777	777,412,049
Cohen & Steers Realty	368,569,483	383,843,187
Goldman Sachs Large-Cap Value	1,234,920,964	1,345,414,459
Goldman Sachs Mid-Cap Growth	482,633,958	489,168,853
Goldman Sachs Small-Cap Value	416,693,717	437,231,191
Herndon Large-Cap Value	516,352,538	563,544,235
International Growth	1,553,006,685	1,517,313,160
International Value	2,060,555,332	1,934,384,591
J.P. Morgan International Equity	54,470,203	51,786,021
Jennison Large-Cap Growth	254,279,141	423,629,623
Large-Cap Value	567,446,481	622,030,671
Loomis Sayles Large-Cap Growth	1,011,779,156	1,007,255,717
MFS Global Equity	100,143,491	66,759,588
MFS Growth	497,502,338	580,400,527
MFS Large-Cap Value	97,648,251	80,615,853
Mid-Cap Value	92,105,086	125,030,277

B15

	Cost of Purchases	Proceeds from Sales
Neuberger Berman Mid-Cap Growth	$473,535,591	$607,004,397
Neuberger Berman/LSV Mid-Cap Value	192,747,127	251,202,629
Parametric Emerging Markets Equity	56,203,440	119,528,743
QMA Emerging Markets Equity	189,463,764	250,336,136
QMA Large-Cap	2,366,316,664	2,560,843,647
Small-Cap Growth	742,524,997	807,232,090
Small-Cap Growth Opportunities	1,413,527,331	1,454,326,237
Small-Cap Value	416,559,955	529,472,579
T. Rowe Price Equity Income	145,928,601	202,086,373
T. Rowe Price Large-Cap Growth.	949,082,155	1,189,964,812
T. Rowe Price Natural Resources	450,879,247	486,714,005
Templeton Global Bond	345,597,015	256,435,359
Wellington Management Hedged Equity	1,750,906,646	1,420,805,173

Written options transactions, during the year ended December 31, 2014, were as follows:

	Wellington Management Hedged Equity
	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	380,000	$6,068,457
Written options	2,432,500	81,248,824
Expired options	—	—
Closed options	(2,010,000)	(64,737,912)

Balance at end of year	802,500	$22,579,369

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of 0.075% on the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

B16

	Average Advances Outstanding Average During the Period	Outstanding Interest Rate	Number of Days Advances Outstanding During the Period	Maximum Advance Outstanding During the Period	Borrowings at December 31, 2014
Cohen & Steers Realty	$4,327,000	1.40%	10	$10,808,000	—
Boston Partners Large-Cap Value	609,625	1.40%	8	1,699,000	—
Goldman Sachs Large-Cap Value	3,021,000	1.41%	1	3,021,000	—
Goldman Sachs Mid-Cap Growth	1,683,500	1.41%	6	3,370,000	—
Herndon Large-Cap Value	2,086,000	1.41%	5	6,900,000	—
International Growth	432,800	1.40%	5	1,362,000	—
International Value	2,887,453	1.40%	53	11,260,000	—
Jennison Large-Cap Growth	1,104,643	1.40%	14	2,574,000	—
J.P. Morgan International Equity.	1,171,450	1.41%	20	4,601,000	—
Large-Cap Value	809,000	1.40%	1	809,000	—
Loomis Sayles Large-Cap Growth	1,293,000	1.40%	1	1,293,000	—
MFS Global Equity	2,514,714	1.40%	7	6,517,000	—
MFS Large-Cap Value	331,600	1.41%	5	858,000	—
Mid-Cap Value	1,107,750	1.41%	20	2,548,000	—
Neuberger Berman Mid-Cap Growth	1,925,000	1.40%	2	2,641,000	—
Neuberger Berman/LSV Mid-Cap Value	1,212,094	1.41%	32	5,580,000	$241,000
Parametric Emerging Markets Equity	3,461,100	1.41%	60	14,948,000	—
QMA Emerging Markets	1,738,000	1.40%	1	1,738,000	—
QMA Large-Cap	6,081,000	1.40%	1	6,081,000	—
Small-Cap Growth	1,158,000	1.40%	41	3,994,000	700,000
Small-Cap Growth Opportunities	2,102,615	1.40%	13	3,347,000	—
Small-Cap Value	637,400	1.41%	5	686,000	501,000
T. Rowe Price Large-Cap Growth	2,785,909	1.41%	11	10,298,000	—
T. Rowe Price Natural Resources	2,102,300	1.40%	10	8,725,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Reorganization

On September 11, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the following Portfolio for shares of the acquiring Portfolio and the assumption of the liabilities of the Portfolio. Shareholders approved the Plan at a meeting on January 15, 2014 and the reorganization took place on February 7, 2014.

The purpose of the transaction was to combine two Portfolios with substantially similar investment objectives and policies. The Acquiring Portfolio has the same contractual investment management fee and lower annualized operating expenses as well as stronger historical investment performance.

The acquisition was accomplished by a tax-free exchange of the following shares on February 7, 2014:

B17

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Goldman Sachs Concentrated Growth Portfolio	12,306,593	AST Loomis Sayles Large-Cap Growth Portfolio	17,243,698	$493,120,872

For financial reporting purposes, assets received and shares issued by AST Loomis Sayles Large-Cap Growth Portfolio were recorded at fair value; however, the cost basis of the investments received from AST Goldman Sachs Concentrated Growth Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition:

Merged Portfolio	Net Assets	Unrealized Appreciation	Acquiring Portfolio	Net Assets
AST Goldman Sachs Concentrated Growth Portfolio	$493,120,872	$64,868,546	AST Loomis Sayles Large-Cap Growth Portfolio	$2,082,393,988

Assuming the acquisition had been completed on January 1, 2014, AST Loomis Sayles Large-Cap Growth Portfolio’s results of operations for the year ended December 31, 2014 were as follows:

Net investment income	$14,512,214	(a)
Net realized and unrealized gain (loss) on investments	278,695,178	(b)
Net increase (decrease) in net assets resulting from operations	$293,207,392

(a)	$14,607,906, as reported in Statement of Operations, plus $(95,692) Net Investment Loss from AST Goldman Sachs Concentrated Growth Portfolio pre-merger.

(b)	$286,092,739, as reported in the Statement of Operations, plus $(7,397,561) Net Realized and Unrealized Gain (Loss) on Investments from AST Goldman Sachs Concentrated Growth Portfolio pre-merger.

Because both AST Goldman Sachs Concentrated Growth Portfolio and AST Loomis Sayles Large-Cap Growth Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of AST Goldman Sachs Concentrated Growth Portfolio that have been included in AST Loomis Sayles Large-Cap Growth Portfolio’s Statement of Operations since February 7, 2014.

10.	Ownership

As of December 31, 2014, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

B18

Financial Highlights

	AST AQR Emerging Markets Equity Portfolio
	Year Ended December 31, 2014(d)	February 25, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.24	$10.00

Income (Loss) From Investment Operations:
Net investment income	.12	.13
Net realized and unrealized gain (loss) on investments	(.44)	.11

Total from investment operations	(.32)	.24

Net Asset Value, end of period	$9.92	$10.24

Total Return(a)	(3.13)%	2.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$263.8	$174.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.35%	1.40	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.35%	1.40	%(e)
Net investment income	1.16%	1.31	%(e)
Portfolio turnover rate	69%	109	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

	AST BlackRock iShares ETF Portfolio
	Year Ended December 31, 2014(d)	April 29, 2013(c) through December 31, 2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.62	$10.00

Income (Loss) From Investment Operations:
Net investment income	.18	.14
Net realized and unrealized gain (loss) on investments	.20	.48

Total from investment operations	.38	.62

Net Asset Value, end of period	$11.00	$10.62

Total Return(a)	3.58%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$232.9	$114.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.81%	.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.06%	1.26	%(e)
Net investment income	1.63%	1.99	%(e)
Portfolio turnover rate	40%	36	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Boston Partners Large-Cap Value Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.56	$12.60	$11.19	$11.96	$10.55

Income (Loss) From Investment Operations:
Net investment income	.12	.09	.09	.05	.05
Net realized and unrealized gain (loss) on investments	1.58	3.87	1.38	(.75)	1.39

Total from investment operations	1.70	3.96	1.47	(.70)	1.44

Less Distributions:	—	—	(.06)	(.07)	(.03)

Net Asset Value, end of year	$18.26	$16.56	$12.60	$11.19	$11.96

Total Return(a)	10.27%	31.43%	13.24%	(5.87)%	13.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$696.1	$658.6	$1,437.8	$783.5	$864.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.81%	.83%	.85%	.86%	.87%
Expenses Before Waivers and/or Expense Reimbursement	.86%	.85%	.87%	.87%	.87%
Net investment income	.72%	.65%	.99%	.49%	.55%
Portfolio turnover rate	112%	47%	49%	107%	52%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.57	$7.34	$6.46	$6.10	$4.82

Income (Loss) From Investment Operations:
Net investment income	.14	.03	.02	.09	.05
Net realized and unrealized gain (loss) on investments	2.20	.20	.97	.31	1.32

Total from investment operations	2.34	.23	.99	.40	1.37

Less Distributions:	—	—	(.11)	(.04)	(.09)

Capital Contributions(c):	—	—	—	— (d)	—

Net Asset Value, end of year	$9.91	$7.57	$7.34	$6.46	$6.10

Total Return(a)	30.91%	3.13%	15.35%	6.59%	28.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$857.4	$677.5	$632.9	$531.6	$549.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.04%	1.12%	1.13%	1.14%
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.11%	1.13%	1.14%	1.14%
Net investment income	1.46%	.45%	.13%	1.39%	.95%
Portfolio turnover rate	48%	77%	103%	119%	111%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Large-Cap Value Portfolio
	Year Ended December 31,
	2014(c)	2013	2012	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.53	$17.62	$14.91	$15.93	$14.35

Income (Loss) From Investment Operations:
Net investment income	.27	.24	.19	.20	.14
Net realized and unrealized gain (loss) on investments	2.82	5.67	2.72	(1.07)	1.67

Total from investment operations	3.09	5.91	2.91	(.87)	1.81

Less Distributions:	—	—	(.20)	(.15)	(.23)

Net Asset Value, end of year	$26.62	$23.53	$17.62	$14.91	$15.93

Total Return(a)	13.13%	33.54%	19.67%	(5.52)%	12.89%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,732.7	$1,652.2	$1,455.3	$1,185.3	$894.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.83%	.84%	.84%	.86%	.87%
Expenses Before Waivers and/or Expense Reimbursement	.84%	.85%	.87%	.87%	.88%
Net investment income	1.09%	1.05%	1.13%	1.38%	.99%
Portfolio turnover rate	74%	111%	136%	188%	71%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Goldman Sachs Mid-Cap Growth Portfolio
	Year Ended December 31,
	2014	2013	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.94	$5.25	$5.01	$5.44	$4.54

Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.03)	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	.82	1.72	.93	(.14)	.92

Total from investment operations	.80	1.69	.92	(.15)	.90

Less Distributions:	—	—	(.68)	(.28)	—

Net Asset Value, end of year	$7.74	$6.94	$5.25	$5.01	$5.44

Total Return(a)	11.53%	32.19%	19.62%	(2.98)%	19.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$712.6	$638.2	$563.0	$411.8	$659.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.07%	1.12%	1.13%	1.14%
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.12%	1.13%	1.13%	1.14%
Net investment loss	(.25)%	(.24)%	(.10)%	(.25)%	(.48)%
Portfolio turnover rate	71%	51%	78%	85%	73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2014	2013	2012(c)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.81	$12.11	$10.53	$10.44	$8.28

Income From Investment Operations:
Net investment income	.10	.08	.17	.05	.07
Net realized and unrealized gain on investments	1.11	4.62	1.47	.08	2.14

Total from investment operations	1.21	4.70	1.64	.13	2.21

Less Distributions:	—	—	(.06)	(.05)	(.05)

Capital Contributions(d):	—	—	—	.01	—

Net Asset Value, end of year	$18.02	$16.81	$12.11	$10.53	$10.44

Total Return(a)	7.20%	38.81%	15.69%	1.30%	26.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$924.0	$877.5	$590.9	$357.1	$272.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.06%	1.08%	1.10%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.06%	1.09%	1.10%	1.13%
Net investment income	.55%	.64%	1.47%	.69%	.98%
Portfolio turnover rate	48%	75%	87%	105%	78%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

	AST Herndon Large-Cap Value Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.83	$9.53	$8.51	$8.61	$7.78

Income (Loss) From Investment Operations:
Net investment income	.16	.13	.12	.10	.09
Net realized and unrealized gain (loss) on investments	.04	3.17	1.01	(.14)	.86

Total from investment operations	.20	3.30	1.13	(.04)	.95

Less Distributions:	—	—	(.11)	(.06)	(.12)

Net Asset Value, end of year	$13.03	$12.83	$9.53	$8.51	$8.61

Total Return(a)	1.56%	34.63%	13.40%	(.49)%	12.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$827.4	$855.6	$936.1	$1,694.2	$1,537.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.86%	.94%	.94%	.95%	.96%
Expenses Before Waivers and/or Expense Reimbursement	.95%	.97%	.97%	.97%	.97%
Net investment income	1.22%	1.18%	1.34%	1.22%	1.11%
Portfolio turnover rate	62%	138%	123%	124%	208%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST International Growth Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.12	$11.86	$9.98	$11.53	$10.11

Income (Loss) From Investment Operations:
Net investment income	.09	.07	.14	.11	.08
Net realized and unrealized gain (loss) on investments	(.87)	2.19	1.86	(1.59)	1.38

Total from investment operations	(.78)	2.26	2.00	(1.48)	1.46

Less Distributions:	—	—	(.13)	(.07)	(.04)

Capital Contributions(c):	—	—	.01	— (d)	—

Net Asset Value, end of year	$13.34	$14.12	$11.86	$9.98	$11.53

Total Return(a)	(5.52)%	19.06%	20.37%	(12.92)%	14.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.7	$2,857.8	$2,545.7	$2,237.2	$2,777.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.11%	1.06%	1.03%	1.09%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.12%	1.16%	1.15%	1.14%
Net investment income	.66%	.52%	1.19%	1.01%	.72%
Portfolio turnover rate	56%	115%	136%	151%	147%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal years ended December 31, 2011 and 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(d)	Less than $0.005 per share.

	AST International Value Portfolio
	Year Ended December 31,
	2014	2013(c)	2012(c)	2011(c)	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.35	$15.36	$13.54	$15.68	$14.25

Income (Loss) From Investment Operations:
Net investment income	.36	.29	.33	.36	.20
Net realized and unrealized gain (loss) on investments	(1.59)	2.70	1.86	(2.30)	1.35

Total from investment operations	(1.23)	2.99	2.19	(1.94)	1.55

Less Distributions:	—	—	(.37)	(.20)	(.12)

Capital Contributions(d):	—	—	— (e)	—	—

Net Asset Value, end of year	$17.12	$18.35	$15.36	$13.54	$15.68

Total Return(a)	(6.70)%	19.47%	16.68%	(12.55)%	11.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,436.4	$2,544.4	$2,239.6	$1,648.5	$2,166.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%	1.11%	1.13%	1.12%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.11%	1.16%	1.15%	1.14%
Net investment income	2.10%	1.76%	2.28%	2.35%	1.60%
Portfolio turnover rate	79%	39%	31%	40%	28%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST J.P. Morgan International Equity Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$25.61	$22.20	$18.61	$20.73	$19.59

Income (Loss) From Investment Operations:
Net investment income	.72	.38	.41	.35	.29
Net realized and unrealized gain (loss) on investments	(2.35)	3.03	3.50	(2.22)	1.07

Total from investment operations	(1.63)	3.41	3.91	(1.87)	1.36

Less Distributions:	—	—	(.40)	(.25)	(.22)

Capital Contributions(d):	—	—	.08	—	—

Net Asset Value, end of year	$23.98	$25.61	$22.20	$18.61	$20.73

Total Return(a)	(6.36)%	15.36%	21.91%	(9.15)%	7.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$427.7	$467.2	$392.3	$278.7	$364.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.07%	1.05%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.03%	1.07%	1.05%	1.04%
Net investment income	2.84%	1.60%	2.04%	1.73%	1.52%
Portfolio turnover rate	12%	15%	21%	43%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.15	$14.03	$12.18	$12.10	$10.87

Income (Loss) From Investment Operations:
Net investment income (loss)	(.05)	(.03)	— (d)	(.01)	(.01)
Net realized and unrealized gain on investments	1.87	5.15	1.85	.09	1.24

Total from investment operations	1.82	5.12	1.85	.08	1.23

Net Asset Value, end of year	$20.97	$19.15	$14.03	$12.18	$12.10

Total Return(a)	9.50%	36.49%	15.19%	.66%	11.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$711.3	$815.3	$1,348.1	$1,483.2	$937.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	.99%	1.00%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.01%	1.02%	1.02%	1.02%
Net investment income (loss)	(.24)%	(.19)%	.01%	(.17)%	(.09)%
Portfolio turnover rate	34%	46%	66%	85%	66%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Large-Cap Value Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.86	$14.20	$12.60	$13.32	$11.90

Income (Loss) From Investment Operations:
Net investment income	.62	.27	.25	.22	.16
Net realized and unrealized gain (loss) on investments	2.11	5.39	1.82	(0.77)	1.39

Total from investment operations	2.73	5.66	2.07	(0.55)	1.55

Less Distributions:	—	—	(0.47)	(0.17)	(0.13)

Capital Contributions(d):	—	—	—	— (e)	—

Net Asset Value, end of year	$22.59	$19.86	$14.20	$12.60	$13.32

Total Return(a)	13.75%	39.86%	16.89%	(4.19)%	13.16%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,402.8	$1,309.7	$1,867.9	$2,620.4	$3,863.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84%	.79%	.77%	.82%	.84%
Expenses Before Waivers and/or Expense Reimbursement	.84%	.84%	.87%	.87%	.87%
Net investment income	2.95%	1.59%	1.89%	1.69%	1.34%
Portfolio turnover rate	43%	36%	113%	71%	38%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

	AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$29.18	$21.36	$19.11	$19.34	$16.27

Income (Loss) From Investment Operations:
Net investment income	.16	.01	.15	.08	.05
Net realized and unrealized gain (loss) on investments	2.93	7.81	2.19	(.26)	3.14

Total from investment operations	3.09	7.82	2.34	(.18)	3.19

Less Distributions:	—	—	(.09)	(.05)	(.12)

Net Asset Value, end of year	$32.27	$29.18	$21.36	$19.11	$19.34

Total Return(a)	10.59%	36.61%	12.27%	(.92)%	19.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,957.4	$2,156.9	$2,392.7	$2,374.0	$2,547.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.92%	.96%	.98%	.96%	.97%
Expenses Before Waivers and/or Expense Reimbursement	.98%	.99%	1.02%	1.02%	1.02%
Net investment income	.53%	.05%	.73%	.40%	.32%
Portfolio turnover rate	37%	146%	87%	80%	73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST MFS Global Equity Portfolio
	Year Ended December 31,
	2014	2013(c)	2012(c)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.15	$11.87	$9.77	$10.13	$9.09

Income (Loss) From Investment Operations:
Net investment income	.14	.11	.12	.14	.05
Net realized and unrealized gain (loss) on investments	.41	3.17	2.11	(.45)	1.04

Total from investment operations	.55	3.28	2.23	(.31)	1.09

Less Distributions:	—	—	(.13)	(.05)	(.05)

Capital Contributions(d):	—	—	—	— (e)	—

Net Asset Value, end of year	$15.70	$15.15	$11.87	$9.77	$10.13

Total Return(a)	3.63%	27.63%	23.08%	(3.13)%	12.05%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$643.9	$594.2	$364.0	$214.5	$225.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.14%	1.21%	1.20%	1.25%
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.14%	1.21%	1.20%	1.25%
Net investment income	.96%	.80%	1.09%	1.32%	.69%
Portfolio turnover rate	11%	13%	27%	69%	26%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

	AST MFS Growth Portfolio
	Year Ended December 31,
	2014	2013(c)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.27	$11.17	$9.54	$9.63	$8.55

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)	— (d)	.04	— (d)	.03
Net realized and unrealized gain (loss) on investments	1.33	4.10	1.59	(.06)	1.06

Total from investment operations	1.32	4.10	1.63	(.06)	1.09

Less Distributions:	—	—	—	(.03)	(.01)

Net Asset Value, end of year	$16.59	$15.27	$11.17	$9.54	$9.63

Total Return(a)	8.64%	36.71%	17.09%	(.60)%	12.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,417.5	$1,371.6	$1,703.1	$1,107.4	$1,797.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99%	.89%	.84%	.95%	1.01%
Expenses Before Waivers and/or Expense Reimbursement	.99%	1.00%	1.02%	1.03%	1.02%
Net investment income (loss)	(.08)%	(.02)%	.45%	(.05)%	.26%
Portfolio turnover rate	37%	42%	67%	103%	273%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST MFS Large-Cap Value Portfolio
	Year Ended December 31,		August 20, 2012(c) through December 31, 2012
	2014	2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.80	$10.26	$10.00

Income (Loss) From Investment Operations:
Net investment income	.28	.17	.07
Net realized and unrealized gain (loss) on investments	1.13	3.37	.19

Total from investment operations	1.41	3.54	.26

Net Asset Value, end of period	$15.21	$13.80	$10.26

Total Return(a)	10.22%	34.50%	2.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$626.4	$559.7	$664.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.97%	.97%	.99	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.97%	.98%	1.00	%(e)
Net investment income	2.01%	1.45%	2.09	%(e)
Portfolio turnover rate	14%	50%	7	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

	AST Mid-Cap Value Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.77	$13.41	$11.45	$11.93	$9.71

Income (Loss) From Investment Operations:
Net investment income	.11	.13	.24	.08	.07
Net realized and unrealized gain (loss) on investments	2.55	4.23	1.84	(.49)	2.21

Total from investment operations	2.66	4.36	2.08	(.41)	2.28

Less Distributions:	—	—	(.12)	(.07)	(.06)

Capital Contributions(d):	—	—	—	— (e)	—

Net Asset Value, end of year	$20.43	$17.77	$13.41	$11.45	$11.93

Total Return(a)	14.97%	32.51%	18.32%	(3.45)%	23.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$459.3	$436.3	$674.8	$360.8	$427.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.07%	1.07%	1.09%	1.10%
Expenses Before Waivers and/or Expense Reimbursement	1.08%	1.07%	1.08%	1.09%	1.10%
Net investment income	.56%	.87%	1.88%	.66%	.85%
Portfolio turnover rate	21%	21%	29%	56%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Neuberger Berman Mid-Cap Growth Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$32.37	$24.41	$21.72	$21.36	$16.60

Income (Loss) From Investment Operations:
Net investment loss	(.19)	(.14)	(.08)	(.13)	(.06)
Net realized and unrealized gain (loss) on investments	2.76	8.10	2.77	.48	4.82

Total from investment operations	2.57	7.96	2.69	.35	4.76

Capital Contributions(d):	—	—	—	.01	—

Net Asset Value, end of year	$34.94	$32.37	$24.41	$21.72	$21.36

Total Return(a)	7.94%	32.61%	12.39%	1.68%	28.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$791.3	$865.9	$677.9	$562.7	$699.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.01%	1.02%	1.03%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.01%	1.03%	1.03%	1.04%
Net investment loss	(.58)%	(.51)%	(.33)%	(.58)%	(.31)%
Portfolio turnover rate	59%	47%	55%	57%	47%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.07	$16.95	$14.64	$15.14	$12.42

Income (Loss) From Investment Operations:
Net investment income	.27	.31	.28	.17	.14
Net realized and unrealized gain (loss) on investments	3.16	6.81	2.20	(.56)	2.74

Total from investment operations	3.43	7.12	2.48	(.39)	2.88

Less Distributions:	—	—	(.17)	(.13)	(.16)

Capital Contributions(d):	—	—	—	.02	—

Net Asset Value, end of year	$27.50	$24.07	$16.95	$14.64	$15.14

Total Return(a)	14.25%	42.01%	17.13%	(2.49)%	23.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$993.2	$945.6	$494.8	$422.6	$531.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.01%	1.03%	1.03%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.01%	1.04%	1.04%	1.04%
Net investment income	1.04%	1.47%	1.67%	.96%	.99%
Portfolio turnover rate	20%	29%	34%	67%	38%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST Parametric Emerging Markets Equity Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)		2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.97	$8.95	$7.85	$9.92		$8.14

Income (Loss) From Investment Operations:
Net investment income	.12	.10	.12	.12		.08
Net realized and unrealized gain (loss) on investments	(.54)	(.08)	1.25	(2.12)		1.74

Total from investment operations	(.42)	.02	1.37	(2.00)		1.82

Less Distributions:	—	—	(.27)	(.07)		(.04)

Net Asset Value, end of year	$8.55	$8.97	$8.95	$7.85		$9.92

Total Return(a)	(4.68)%	.22%	17.93%	(20.27)%		22.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$583.9	$682.4	$1,356.6	$881.0		$1,271.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42%	1.41%	1.41%	1.43	%(d)	1.40%
Expenses Before Waivers and/or Expense Reimbursement	1.42%	1.42%	1.43%	1.44	%(d)	1.41%
Net investment income	1.31%	1.16%	1.43%	1.34%		.90%
Portfolio turnover rate	9%	28%	20%	67%		20%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes 0.01% of loan interest expense.

	AST QMA Emerging Markets Equity Portfolio
	Year Ended December 31, 2014(d)	February 25, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.74	$10.00

Income (Loss) From Investment Operations:
Net investment income	.12	.17
Net realized and unrealized loss on investments	(.36)	(.43)

Total from investment operations	(.24)	(.26)

Net Asset Value, end of period	$9.50	$9.74

Total Return(a)	(2.46)%	(2.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$167.8	$238.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.43%	1.43	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.43%	1.43	%(e)
Net investment income	1.22%	1.87	%(e)
Portfolio turnover rate	100%	198	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST QMA Large-Cap Portfolio
	Year Ended December 31, 2014	April 29, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.81	$10.00

Income (Loss) From Investment Operations:
Net investment income	.16	.10
Net realized and unrealized gain (loss) on investments	1.64	1.71

Total from investment operations	1.80	1.81

Net Asset Value, end of period	$13.61	$11.81

Total Return(a)	15.24%	18.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,791.5	$2,622.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.81%	.82	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.83%	.83	%(d)
Net investment income	1.19%	1.34	%(d)
Portfolio turnover rate	89%	77	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2014(c)	2013	2012	2011(c)	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$30.63	$22.66	$20.20	$20.40	$14.99

Income (Loss) From Investment Operations:
Net investment loss	(.16)	(.07)	— (d)	(.12)	(.03)
Net realized and unrealized gain (loss) on investments	1.33	8.04	2.44	(.08)	5.48

Total from investment operations	1.17	7.97	2.44	(.20)	5.45

Less Distributions:	—	—	—	—	(.04)

Capital Contributions(e):	—	—	.02	—	—

Net Asset Value, end of year	$31.80	$30.63	$22.66	$20.20	$20.40

Total Return(a)	3.82%	35.17%	12.18%	(.98)%	36.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$866.6	$894.6	$639.4	$517.2	$639.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01%	1.01%	1.02%	1.03%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.01%	1.03%	1.04%	1.04%
Net investment loss	(.52)%	(.29)%	(.09)%	(.56)%	(.28)%
Portfolio turnover rate	87%	63%	112%	66%	57%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST Small-Cap Growth Opportunities Portfolio
	Year Ended December 31,
	2014	2013(c)	2012	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.56	$9.63	$8.02	$9.26	$6.99

Income (Loss) From Investment Operations:
Net investment income (loss)	(.03)	(.05)	— (d)	(.03)	.04
Net realized and unrealized gain (loss) on investments	.70	3.98	1.61	(1.18)	2.23

Total from investment operations	.67	3.93	1.61	(1.21)	2.27

Less Distributions:	—	—	—	(.03)	— (d)

Net Asset Value, end of year	$14.23	$13.56	$9.63	$8.02	$9.26

Total Return(a)	4.94%	40.81%	20.08%	(13.11)%	32.54%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$801.8	$827.1	$649.7	$521.1	$648.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.08%	1.09%	1.11%	1.11%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.09%	1.10%	1.12%	1.12%
Net investment income (loss)	(.12)%	(.44)%	(.01)%	(.38)%	.51%
Portfolio turnover rate	184%	84%	84%	85%	73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST Small-Cap Value Portfolio
	Year Ended December 31,
	2014(c)	2013	2012	2011(c)	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.50	$14.92	$12.69	$13.57	$10.81

Income (Loss) From Investment Operations:
Net investment income	.12	.14	.15	.06	.06
Net realized and unrealized gain (loss) on investments	.96	5.44	2.15	(.88)	2.75

Total from investment operations	1.08	5.58	2.30	(.82)	2.81

Less Distributions:	—	—	(.07)	(.07)	(.05)

Capital Contributions(d):	—	—	—	.01	—

Net Asset Value, end of year	$21.58	$20.50	$14.92	$12.69	$13.57

Total Return(a)	5.27%	37.40%	18.16%	(5.98)%	26.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,156.7	$1,220.2	$907.8	$616.7	$1,055.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	1.02%	1.03%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.01%	1.04%	1.04%	1.03%
Net investment income	.57%	.73%	1.17%	.46%	.56%
Portfolio turnover rate	36%	65%	53%	53%	46%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

Financial Highlights

	AST T. Rowe Price Equity Income Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.32	$9.50	$8.12	$8.34	$7.47

Income (Loss) From Investment Operations:
Net investment income	.22	.17	.19	.14	.09
Net realized and unrealized gain (loss) on investments	.70	2.65	1.21	(.27)	.89

Total from investment operations	.92	2.82	1.40	(.13)	.98

Less Distributions:	—	—	(.02)	(.09)	(.11)

Capital Contributions(d):	—	—	—	— (e)	—

Net Asset Value, end of year	$13.24	$12.32	$9.50	$8.12	$8.34

Total Return(a)	7.47%	29.68%	17.25%	(1.64)%	13.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,345.0	$1,326.5	$2,427.8	$200.9	$233.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84%	.84%	.84%	.88%	.88%
Expenses Before Waivers and/or Expense Reimbursement	.84%	.84%	.87%	.91%	.92%
Net investment income	1.74%	1.61%	2.15%	1.57%	1.21%
Portfolio turnover rate	12%	15%	40%	136%	72%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.61	$14.31	$12.17	$12.38	$10.69

Income (Loss) From Investment Operations:
Net investment loss	(.07)	(.05)	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss) on investments	1.79	6.35	2.15	(.20)	1.70

Total from investment operations	1.72	6.30	2.14	(.21)	1.69

Net Asset Value, end of year	$22.33	$20.61	$14.31	$12.17	$12.38

Total Return(a)	8.35%	44.03%	17.58%	(1.70)%	15.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,796.0	$1,884.7	$2,042.0	$1,967.9	$1,557.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.95%	.95%	.95%	.98%	1.01%
Expenses Before Waivers and/or Expense Reimbursement	.97%	.97%	.99%	1.00%	1.02%
Net investment income (loss)	(.34)%	(.29)%	.01%	(.19)%	(.21)%
Portfolio turnover rate	52%	44%	63%	93%	65%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C14

Financial Highlights

	AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2014	2013(c)	2012	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.73	$19.70	$19.11	$22.58	$18.84

Income (Loss) From Investment Operations:
Net investment income	.15	.11	.16	.08	.12
Net realized and unrealized gain (loss) on investments	(2.05)	2.92	.52	(3.43)	3.71

Total from investment operations	(1.90)	3.03	.68	(3.35)	3.83

Less Distributions:	—	—	(.09)	(.12)	(.09)

Net Asset Value, end of year	$20.83	$22.73	$19.70	$19.11	$22.58

Total Return(a)	(8.36)%	15.38%	3.62%	(14.92)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$579.4	$665.9	$750.3	$608.9	$988.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.02%	1.02%	1.03%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.03%	1.04%	1.04%
Net investment income	.55%	.51%	.90%	.34%	.65%
Portfolio turnover rate	68%	65%	58%	61%	38%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Templeton Global Bond Portfolio
	Year Ended December 31,
	2014(c)	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.77	$11.19	$11.11	$11.03	$10.82

Income (Loss) From Investment Operations:
Net investment income	.18	.15	.22	.30	.34
Net realized and unrealized gain (loss) on investments	(.12)	(.57)	.34	.16	.25

Total from investment operations	.06	(.42)	.56	.46	.59

Less Distributions:	—	—	(.48)	(.38)	(.38)

Net Asset Value, end of year	$10.83	$10.77	$11.19	$11.11	$11.03

Total Return(a)	.56%	(3.75)%	5.23%	4.12%	5.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$661.2	$578.3	$484.1	$405.1	$421.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.96%	.95%	.95%	.95%	.98%
Expenses Before Waivers and/or Expense Reimbursement	.97%	.98%	.98%	.98%	.98%
Net investment income	1.62%	1.58%	1.97%	2.64%	2.89%
Portfolio turnover rate	54%	139%	62%	88%	97%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C15

Financial Highlights

	AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012	2011(c)	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.99	$9.95	$8.99	$9.34	$8.19

Income (Loss) From Investment Operations:
Net investment income	.11	.08	.09	.04	.03
Net realized and unrealized gain (loss) on investments	.55	1.96	.90	(.36)	1.16

Total from investment operations	.66	2.04	.99	(.32)	1.19

Less Distributions:	—	—	(.03)	(.03)	(.04)

Net Asset Value, end of year	$12.65	$11.99	$9.95	$8.99	$9.34

Total Return(a)	5.50%	20.50%	11.01%	(3.46)%	14.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,228.3	$1,843.2	$971.7	$547.7	$482.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99%	.97%	1.12%	.87%	.18%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.12%	1.14%	.87%	.18%
Net investment income	.90%	.74%	1.15%	.43%	.34%
Portfolio turnover rate	76%	56%	54%	193%	48%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST AQR Emerging Markets Equity Portfolio, AST BlackRock iShares ETF Portfolio, AST Boston Partners Large-Cap Value Portfolio (formerly AST Jennison Large-Cap Value Portfolio), AST Cohen & Steers Realty Portfolio, AST Goldman Sachs Large-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Herndon Large-Cap Value Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Large-Cap Value Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Large-Cap Value Portfolio, AST Mid-Cap Value Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman/LSV Mid-Cap Value Portfolio, AST Parametric Emerging Markets Equity Portfolio, AST QMA Emerging Markets Equity Portfolio, AST QMA Large-Cap Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Growth Opportunities Portfolio (formerly AST Federated Aggressive Growth Portfolio), AST Small-Cap Value Portfolio, AST T. Rowe Price Equity Income Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST Templeton Global Bond Portfolio and AST Wellington Management Hedged Equity Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2015

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 47) Trustee Since 2011 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Sherry S. Barrat* (Age: 65) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 55) Trustee Since 2014 Number of Portfolios in Fund Complex† Overseen by Trustee: 92	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 64) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (Age: 76) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (Age: 68) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
W. Scott McDonald, Jr., PhD* (Age: 77) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas T. Mooney* (Age: 73) Trustee Since 2003 Independent Chair Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien* (Age: 64) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustees
Robert F. O’Donnell* (Age: 46) Trustee & President Since 2012 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None
Timothy S. Cronin* (Age: 49) Trustee & Vice President Since 2009 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None
Bruce W. Ferris* (Age: 59) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None

* The address of each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (59) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (39) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (40) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (56) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

E2

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Jonathan D. Shain* (56) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (40) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).
Kathleen DeNicholas* (40) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (50) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (47) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (53) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (58) Assistant Treasurer Since 2006	Vice President and Corporate Counsel — Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (52) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (46) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

1 Excludes Messrs. O’Donnell and Cronin, interested Trustees who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears under “Interested Trustees,” above.

E3

Board Approval of New Subadvisory Agreements: AST Boston Partners Large-Cap Value Portfolio

Approval of a New Subadvisory Agreement

As required by the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (AST) considered a proposed subadvisory agreement among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) and Robeco Investment Management, Inc., d/b/a Boston Partners (Robeco) for the AST Jennison Large-Cap Value Portfolio (the Portfolio). The subadvisory agreement with Robeco (the Subadvisory Agreement) relates to the appointment of Robeco to replace Jennison Associates LLC (Jennison) as the new subadviser for the Portfolio. The Board, including all of the trustees who were not parties to the Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), met on June 18-19, 2014 (the Meeting) and approved the Subadvisory Agreement for an initial two year period and changing the name of the Portfolio to the AST Boston Partners Large-Cap Value Portfolio, after concluding that approval of the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Robeco; comparable performance information; the fees paid by the Manager to Robeco; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Robeco. In connection with its deliberations, the Board considered information provided by the Manager and Robeco at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and Robeco are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Jennison under the current subadvisory agreement and those that would be provided by Robeco under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Jennison and Robeco were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Robeco. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Robeco. The Board noted that it received a favorable compliance report from AST’s Chief Compliance Officer as to Robeco.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Robeco, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Robeco.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by Robeco utilizing an investment strategy similar to the strategy proposed for the Portfolio. The Board concluded that it was satisfied with the performance of Robeco.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to Robeco under the Subadvisory Agreement. The Board considered that, based on the net assets of the Portfolio as of May 15, 2014, the effective subadvisory fee rate that would be paid to Robeco under the Subadvisory Agreement is higher than the effective subadvisory fee rate paid to Jennison under the current subadvisory arrangement. The Board noted that the subadvisory fees are paid by the Manager to the relevant subadviser(s) for a Portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the increase in the effective subadvisory fee rate for the Portfolio will decrease the net investment management fee retained by the Manager.

The Board also noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of Robeco is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to Robeco

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Robeco in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Robeco were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Robeco included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

Board Approval of New Subadvisory Agreement: AST Small-Cap Growth Opportunities Portfolio

Approval of a New Subadvisory Agreement

As required by the 1940 Act, the Board of AST considered (i) a proposed subadvisory agreement among PI, ASTIS and Wellington Management Company, LLP (Wellington) for the AST Federated Aggressive Growth Portfolio (the Portfolio); and (ii) a proposed subadvisory agreement between the Manager and RS Investment Management Co. LLC (RS, and together with Wellington, the New Subadvisers) for the Portfolio. The subadvisory agreements with the New Subadvisers (the Subadvisory Agreements) relate to the appointment of the New Subadvisers to replace Federated Equity Management Company of Pennsylvania/Federated Global Investment Management Corp. (Federated) as the new subadvisers to the Portfolio. The Board, including all of the Independent Trustees, met on June 18-19, 2014 (the Meeting) and approved the Subadvisory Agreements for an initial two year period and changing the name of the Portfolio to the AST Small-Cap Growth Opportunities Portfolio, after concluding that approval of the Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Subadvisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the New Subadvisers; comparable performance information; the fees paid by the Manager to the New Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the New Subadvisers at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreements with respect to the Portfolio.

The Board determined that the overall arrangements among the Manager and the New Subadvisers are appropriate in light of the services to be performed and the fee arrangements under the Subadvisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Federated under the current subadvisory agreement and those that would be provided by the New Subadvisers under the proposed Subadvisory Agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that Federated and the New Subadvisers were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of the New Subadvisers. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the New Subadvisers. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to the New Subadvisers. The Board also noted that Wellington provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about the New Subadvisers, and its experience with Wellington with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the New Subadvisers.

Performance

The Board received and considered information regarding simulated returns based on the strategy proposed to be implemented by the New Subadvisers for the Portfolio. The Board concluded that it was satisfied with the performance of the New Subadvisers.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to the New Subadvisers under the Subadvisory Agreements. The Board considered that, based on the net assets of the Portfolio as of May 14, 2014, the effective subadvisory fee rate that would be paid to the New Subadvisers under the Subadvisory Agreement is higher than the effective subadvisory fee rate paid to Federated under the current subadvisory arrangement. The Board noted that the subadvisory fees are paid by the Manager to the relevant subadviser(s) for a Portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the increase in the effective subadvisory fee rate for the Portfolio will decrease the net investment management fee retained by the Manager.

The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of the New Subadvisers is new, there is no historical profitability information with respect to the proposed subadvisory arrangements for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the RS’s proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels, while Wellington’s proposed subadvisory fee schedule for the Portfolio did not contain breakpoints. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to the New Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Subadvisers in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Wellington were similar to benefits derived by Wellington in connection with its management of the other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the New Subadvisers were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the other AST portfolios for which Wellington provides subadvisory services at the Meeting. The Board concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

Board Approval of New Subadvisory Agreement: AST International Value Portfolio

Approval of a New Subadvisory Agreement

As required by the 1940 Act, the Board of AST considered a proposed subadvisory agreement (the Subadvisory Agreement) among PI, ASTIS and Lazard Asset Management LLC (Lazard) for the AST International Value Portfolio (the Portfolio); The Subadvisory Agreement relates to the appointment of Lazard to replace Thornburg Investment Management, Inc. (Thornburg) as a subadviser for the Portfolio. The Independent Trustees met on September 17-18, 2014 (the Board Meeting) and approved the Subadvisory Agreement for an initial two year period, after concluding that approval of the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Board Meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Lazard; comparable performance information; the fees paid by the Manager to Lazard; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Lazard. In connection with its deliberations, the Board considered information provided by the Manager and Lazard at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and Lazard are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Thornburg and those that would be provided by Lazard under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing and new subadvisory agreements were generally similar in that Thornburg and Lazard were each required to provide day-to-day portfolio management services and comply with all portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Lazard. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Lazard. The Board noted that it received a favorable compliance report from AST’s Chief Compliance Officer as to Lazard.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about Lazard, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Lazard.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by Lazard utilizing an investment strategy similar to the strategy proposed for the Portfolio. The Board concluded that it was satisfied with the performance of Lazard.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates to be paid by the Manager to Lazard under the Subadvisory Agreement. The Board considered that based on the portion of the net assets managed by Thornburg as of August 14, 2014, the effective subadvisory fee rate that would have been paid to the Lazard under the Subadvisory Agreement (i.e., 0.311%) was higher than the effective subadvisory fee rate paid to Thornburg under the current subadvisory arrangements (i.e., 0.304%).

The Board noted that the subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate for the Portfolio will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the increase in the effective subadvisory fee rate for the Portfolio will decrease the net investment management fee retained by the Manager. The Board also noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fees were reasonable.

Profitability

Because the engagement of Lazard is new, there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio contained breakpoints that reduced the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to Lazard

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Lazard in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Lazard were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Lazard included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

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The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

©2015 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239333-00005-00    AST-AR-A

ADVANCED SERIES TRUST

ANNUAL REPORT •  DECEMBER 31, 2014

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST Bond Portfolio 2015

AST Bond Portfolio 2016

AST Bond Portfolio 2017

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Global Real Estate Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST Neuberger Berman Core Bond Portfolio

AST Prudential Core Bond Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2014

■	LETTER TO CONTRACT OWNERS

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Bond Portfolio 2015	A1
	AST Bond Portfolio 2016	A9
	AST Bond Portfolio 2017	A18
	AST Bond Portfolio 2018	A30
	AST Bond Portfolio 2019	A43
	AST Bond Portfolio 2020	A55
	AST Bond Portfolio 2021	A69
	AST Bond Portfolio 2022	A84
	AST Bond Portfolio 2023	A96
	AST Bond Portfolio 2024	A110
	AST Bond Portfolio 2025	A124
	AST Global Real Estate Portfolio	A136
	AST High Yield Portfolio	A141
	AST Investment Grade Bond Portfolio	A176
	AST Lord Abbett Core Fixed Income Portfolio	A193
	AST Neuberger Berman Core Bond Portfolio	A209
	AST Prudential Core Bond Portfolio	A222
	AST QMA US Equity Alpha Portfolio	A260
	AST Quantitative Modeling Portfolio	A274
	AST Western Asset Core Plus Bond Portfolio	A277
	AST Western Asset Emerging Markets Debt Portfolio	A314
	Glossary	A324

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2014

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 30, 2015

AST Bond Portfolio 2015	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-0.11%	3.60%	4.61%
Barclays Fixed Maturity Zero Coupon Swaps Index 2015	0.54	4.00	4.70
Barclays U.S. Government/Credit Index	6.01	4.69	4.58

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Bond Portfolio 2015 returned -0.11%.

The net assets of the Portfolio at December 31, 2014 were $33.5 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one-hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2015) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 0.54%.

Relative to the Swap Index, individual issue selection provided mixed results. The Portfolio’s positions in commercial mortgage-backed securities (“CMBS”) contributed positively, while its positions in U.S. Treasury securities and investment grade corporates detracted. At the sector level, exposure to non-Treasury sectors, including CMBS, non-U.S. sovereign debt, asset-backed securities, and investment-grade corporate bonds, added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve strategy, especially a yield curve flattening position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2015) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

1

AST Bond Portfolio 2016	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	0.46%	4.73%	3.13%
Barclays Fixed Maturity Zero Coupon Swaps Index 2016	0.83	4.79	3.08
Barclays U.S. Government/Credit Index	6.01	4.69	4.66

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Bond Portfolio 2016 returned 0.46%.

The net assets of the Portfolio at December 31, 2014 were $9.6 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75%, (a basis point is one-hundredth of a percentage point) while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2016) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 0.83%.

Relative to the Swap Index, individual issue selection provided mixed results, with the Portfolio’s positions in non-U.S. sovereign bonds, emerging markets debt, and U.S. Treasury securities detracting. On the positive side, the Portfolio benefited from its positions in investment-grade corporate bonds and commercial mortgage-backed securities (“CMBS”). At the sector level, exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, agency securities, and non-U.S. sovereign debt, also added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve strategy, especially a yield curve flattening position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2016) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

2

AST Bond Portfolio 2017	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.43%	4.99%
Barclays Fixed Maturity Zero Coupon Swaps Index 2017	1.52	5.44
Barclays U.S. Government/Credit Index	6.01	4.69

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Bond Portfolio 2017 returned 1.43%.

The net assets of the Portfolio at December 31, 2014 were $111.2 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one-hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2017) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 1.52%.

Relative to the Swap Index, individual issue selection provided mixed results, with the Portfolio’s positions in U.S. Treasury securities and non-U.S. sovereign debt detracting. On the positive side, the Portfolio benefited from its positions in investment-grade corporate bonds and agency securities. At the sector level, exposure to non-Treasury sectors, including commercial mortgage-backed securities, agency securities, investment-grade corporate bonds, and asset-backed securities, also added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve strategy, especially a yield curve flattening position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2017) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

3

AST Bond Portfolio 2018	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	2.66%	5.83%	6.30%
Barclays Fixed Maturity Zero Coupon Swaps Index 2018	2.74	6.03	6.26
Barclays U.S. Government/Credit Index	6.01	4.69	4.58

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Bond Portfolio 2018 returned 2.66%.

The net assets of the Portfolio at December 31, 2014 were $167.8 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75%, (a basis point is one-hundredth of a percentage point) while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2018) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 2.74%.

Relative to the Swap Index, individual issue selection provided mixed results, with the Portfolio’s positions in commercial mortgage-backed securities (“CMBS”) and non-U.S. sovereign debt detracting. On the positive side, the Portfolio benefited from its positions in investment-grade corporate bonds and agency securities. At the sector level, exposure to non-Treasury sectors, including CMBS, agency securities, asset-backed securities, and investment-grade corporate bonds, also added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve strategy, especially a yield curve flattening position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2018) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

4

AST Bond Portfolio 2019	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	4.26%	6.29%	6.45%
Barclays Fixed Maturity Zero Coupon Swaps Index 2019	4.37	6.61	6.70
Barclays U.S. Government/Credit Index	6.01	4.69	4.58

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Bond Portfolio 2019 returned 4.26%.

The net assets of the Portfolio at December 31, 2014 were $74.3 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one-hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2019) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 4.37%.

Relative to the Swap Index, individual issue selection provided mixed results, with the Portfolio’s positions in agency securities and commercial mortgage-backed securities (“CMBS”) detracting. On the positive side, the Portfolio benefited from its positions in investment-grade corporate bonds and U.S. Treasury securities. At the sector level, exposure to non-Treasury sectors, including CMBS, agency securities, asset-backed securities, and non-U.S. sovereign debt, also added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve strategy, especially a yield curve flattening position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2019) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

5

AST Bond Portfolio 2020	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	6.16%	6.97%	3.84%
Barclays Fixed Maturity Zero Coupon Swaps Index 2020	6.23	7.19	3.64
Barclays U.S. Government/Credit Index	6.01	4.69	4.66

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Bond Portfolio 2020 returned 6.16%.

The net assets of the Portfolio at December 31, 2014 were $163.7 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one-hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2020) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 6.23%.

Relative to the Swap Index, individual issue selection provided mixed results, with the Portfolio’s positions in commercial mortgage-backed securities (“CMBS”) and non-U.S. sovereign debt detracting. On the positive side, the Portfolio benefited from its positions in investment-grade corporate bonds and U.S. Treasury securities. At the sector level, exposure to non-Treasury sectors, including CMBS, agency securities, asset-backed securities, and investment-grade corporate bonds, also added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve strategy, especially a yield curve flattening position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2020) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

6

AST Bond Portfolio 2021	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	7.68%	7.62%
Barclays Fixed Maturity Zero Coupon Swaps Index 2021	8.18	7.76
Barclays U.S. Government/Credit Index	6.01	4.69

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Bond Portfolio 2021 returned 7.68%.

The net assets of the Portfolio at December 31, 2014 were $268.0 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one-hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2021) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 8.18%.

Relative to the Swap Index, individual issue selection provided mixed results, with the Portfolio’s positions in commercial mortgage-backed securities (“CMBS”) and non-U.S. sovereign debt detracting. On the positive side, the Portfolio benefited from its positions in investment-grade corporate bonds and U.S. Treasury securities. At the sector level, exposure to non-Treasury sectors, including CMBS, non-U.S. sovereign debt, asset-backed securities, and investment-grade corporate bonds, also added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve strategy, especially a yield curve flattening position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2021) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

7

AST Bond Portfolio 2022	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	10.37%	6.60%
Barclays Fixed Maturity Zero Coupon Swaps Index 2022	10.24	7.25
Barclays U.S. Government/Credit Index	6.01	4.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Bond Portfolio 2022 returned 10.37%.

The net assets of the Portfolio at December 31, 2014 were $78.3 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one-hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2022) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 10.24%, as long duration interest rate swaps benefited from declining yields during the year.

Relative to the Swap Index, individual issue selection provided mixed results. The Portfolio’s positions in investment-grade corporate bonds contributed positively, while its positions in U.S. Treasury securities and commercial mortgage-backed securities (“CMBS”) detracted. At the sector level, exposure to non-Treasury sectors, including CMBS, non-U.S. sovereign debt, asset-backed securities, and investment-grade corporate bonds, added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve strategy, especially a yield curve flattening position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2022) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

8

AST Bond Portfolio 2023	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	12.62%	2.32%
Barclays Fixed Maturity Zero Coupon Swaps Index 2023	12.39	2.41
Barclays U.S. Government/Credit Index	6.01	2.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Bond Portfolio 2023 returned 12.62%.

The net assets of the Portfolio at December 31, 2014 were $244.9 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one-hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged, as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2023) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 12.39%, as long duration interest rate swaps benefited from declining yields during the year.

Relative to the Swap Index, individual issue selection provided mixed results. The Portfolio’s positions in investment-grade corporate bonds and mortgage-backed securities contributed positively, while its positions in U.S. Treasury securities and commercial mortgage-backed securities (CMBS) detracted. At the sector level, exposure to non-Treasury sectors, including CMBS, agency securities, asset-backed securities, and non-U.S. sovereign debt, added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve strategy, especially a yield curve flattening position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2023) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

9

AST Bond Portfolio 2024	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	14.59%	1.05%
Barclays Fixed Maturity Zero Coupon Swaps Index 2024	14.65	1.31
Barclays U.S. Government/Credit Index	6.01	1.74

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Bond Portfolio 2024 returned 14.59%.

The net assets of the Portfolio at December 31, 2014 were $208.3 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one-hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged, as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2024) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 14.65%, as long duration interest rate swaps benefited from declining yields during the year.

Relative to the Swap Index, individual issue selection provided mixed results, with the Portfolio’s positions in U.S. Treasury securities and commercial mortgage-backed securities (CMBS) detracting. On the positive side, the Portfolio benefited from its positions in investment-grade corporate bonds and mortgage-backed securities. At the sector level, exposure to non-Treasury sectors, including CMBS, non-U.S. sovereign debt, agency securities, and asset-backed securities, also added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve strategy, especially a yield curve flattening position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2024) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

10

AST Bond Portfolio 2025	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Cumulative Total Returns	Since Inception
Portfolio	15.10%
Barclays Fixed Maturity Zero Coupon Swaps Index 2025	16.93
Barclays U.S. Government/Credit Index	6.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on January 2, 2014, through December 31, 2014, the AST Bond Portfolio 2025 returned 15.10%.

The net assets of the Portfolio at December 31, 2014 were $106.4 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75%, while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

The Portfolio is benchmarked to the Barclays Fixed Maturity Zero Coupon Swap Index, which features a decreasing duration and matures in the same year as its corresponding portfolio. The Portfolios seeks diversified sources of value across the investment grade fixed income markets versus the benchmark swap index.

The Portfolio tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2025) Zero Coupon Swaps Index (“Swap Index”). For the year, the Swap Index gained 16.93%, as long duration interest rate swaps benefited from declining yields during the year.

Relative to the Swap Index, individual issue selection provided mixed results, with the Portfolio’s positions in U.S. Treasury securities and commercial mortgage-backed securities (CMBS) detracting. On the positive side, the Portfolio benefited from its positions in investment-grade corporate bonds and asset-backed securities (ABS). At the sector level, exposure to non-Treasury sectors, including CMBS, investment-grade corporate bonds, agency securities, and ABS, also added to relative performance. In its holdings of corporate bonds, the Portfolio benefited from an emphasis on banks and insurers, as the finance sectors outperformed industrials in 2014. Positions in the energy sector performed slightly negative for the year.

In addition, the Portfolio benefited from its duration and yield curve positioning.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2025) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

11

AST Global Real Estate Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	13.92%	11.46%	2.97%
S&P Developed BMI Property Net Index	14.25	11.60	3.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Global Real Estate Portfolio returned 13.92%.

The net assets of the Portfolio at December 31, 2014 were $654.4 million.

The Portfolio’s investment objective is capital appreciation and income. The Portfolio is subadvised by Prudential Real Estate Investors, also known as PREI®, a business unit of Prudential Investment Management, Inc.

Global real estate markets outperformed the broader equity markets. Returns were largely attributable to strength in the U.S. real estate market driven by the continued improvement in real estate fundamentals and a benign interest rate environment.

The Portfolio underperformed its benchmark, the S&P Developed BMI Property Net Index, which returned 14.25%. The primary driver of relative underperformance was stock selection in Asia. Within the Asia Pacific region, weak stock selection in Japan was the largest detractor of relative performance. A slight overweight to the country also detracted, but to a much lesser degree. Conversely, stock selection in Singapore and Hong Kong was favorable.

Stock selection in North America and Europe also contributed positively to the Portfolio’s relative performance. Within the U.S., the Portfolio benefited primarily from stock selection in the health care, triple net (a type of lease agreement in which the tenant pays taxes, insurance, and maintenance), and industrial sectors. Likewise, the Portfolio’s overweight to the hotel, retail, storage, and office sectors benefited relative performance. The most notable detractors were an underweight to the health care sector and negative stock selection in the office sector.

The Portfolio had a slight underweight to the European region overall, but had country-specific overweights to the UK, Germany, Sweden and Ireland. Favorable stock selection in the UK and Austria boosted relative results, as did an underweight position to Switzerland and an overweight position to Germany. The Portfolio subsequently reduced some of the country-specific overweights following a period of strong relative outperformance.

Conversely, stock selection in Sweden and an overweight to Ireland hurt performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

The S&P Developed BMI Property Net Index is a leading unmanaged benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

12

AST High Yield Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	2.56%	7.95%	5.40%
Barclays U.S. High Yield 2% Issuer Capped Index	2.46	8.98	7.73
BofA Merrill Lynch U.S. High Yield Master II Index	2.50	8.88	7.61

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST High Yield Portfolio returned 2.56%.

The net assets of the Portfolio at December 31, 2014 were $1,169.9 million.

The Portfolio’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Prudential Investment Management, Inc., (PIM), and J.P. Morgan Investment Management, Inc. (J.P. Morgan).

The high-yield bond market performed well during the first half of 2014 despite headwinds from geopolitical risks and concerns over global growth. During the second half of the year, high-yield bonds experienced heightened price volatility, as deterioration in a few specific sectors weighed on the entire asset class. Specifically, WTI and Brent crude prices, which were trading above $100 a barrel during the summer, dropped to near $55 by year’s end and caused a sell-off in energy-related securities, as investors questioned the sector’s fundamentals.

Both the PIM and J.P. Morgan segments outperformed the Barclays U.S. High Yield 2% Issuer Capped Index, which gained 2.46% during the period. The PIM-managed segment benefited from its sector allocations, especially an underweight in energy and overweight positions in technology and electric utilities. An overweight in gaming and an underweight in financials detracted. Overall, issue selection was positive, highlighted by positions in gaming, metals, and cable. Issue selection within energy, chemicals, and technology dampened results.

The J.P. Morgan segment was helped by issue selection in the basic materials, capital goods, consumer non-cyclical, energy, financials, and industrials sectors. This was offset somewhat by issue selection in the communication and transportation sectors. Relative to sector allocations, overweight positions in communication and transportation, along with an underweight in energy, contributed positively. An underweight position in financials detracted from relative returns.

Derivatives were used in the Portfolio and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. On various occasions throughout the reporting period, the Portfolio used the Markit CDX High Yield Index to obtain broad market exposure, which was neutral to performance as it offset the cash drag in the fund. The Markit CDX HY is based on a basket of 100 equally weighted credit default swaps on high yield issuers. A credit default swap is similar to buying or selling insurance contracts on a corporation’s debt.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Barclays U.S. High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

13

AST Investment Grade Bond Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	6.73%	7.09%	8.04%
Barclays U.S. 5-10 Year Government/Credit Bond Index	6.91	6.07	5.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Investment Grade Bond Portfolio returned 6.73%.

The net assets of the Portfolio at December 31, 2014 were $1,418.2 million.

The Portfolio’s investment objective is to maximize total return consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one-hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story in investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

In most industries, corporate earnings and revenues rose, free cash flow stayed positive, and leverage remained low despite an increase in mergers and acquisitions, share buybacks, and dividend payments. The strength of the U.S. stock market and accommodative global central bank policies fueled a search for yield, which further supported corporate bond prices.

For the year, the Portfolio underperformed the Barclays U.S. 5-10 Year Government/Credit Bond Index (the “Index”), which returned 6.91%. Relative to the Index, the Portfolio’s returns were limited by individual issue selection among municipal securities and emerging markets debt. Sector allocations to corporate bonds and agency securities detracted slightly.

Conversely, the Portfolio’s position in credit default swap indexes (“CDX”) versus corporate bonds contributed positively to performance, as corporate bond spreads widened during the year. (The Portfolio uses CDX to manage corporate spread risk.) In addition, the Portfolio benefited from its holdings of higher quality high-yield bonds, as well as its positions in commercial mortgage-backed securities (“CMBS”), asset-backed securities, and U.S. Treasury securities. Sector positioning in CMBS and municipal securities, especially taxable Build America Bonds, enhanced returns as these sectors outperformed Treasuries and corporate bonds during the period. The Portfolio’s yield curve strategy, especially a yield curve flattening position, was advantageous.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. 5-10 Year Government/Credit Bond Index an unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued. Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

14

AST Lord Abbett Core Fixed Income Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	6.39%	6.65%	5.32%
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Lord Abbett Core Fixed Income Portfolio returned 6.39%.

The net assets of the Portfolio at December 31, 2014 were $2,348.7 million.

The Portfolio’s investment objective is to seek income and capital appreciation to produce a high total return. The Portfolio is subadvised by Lord Abbett & Co. LLC.

Yields on intermediate and longer-dated Treasury bonds fell in response to safe haven buying by foreign investors after the global economy showed signs of slowing. Yields on two-year Treasury notes increased over the same period in anticipation of the Federal Reserve (the Fed) raising interest rates in 2015, leading to a slight flattening of the Treasury yield curve. The Fed concluded its asset-purchase program in October, and voted to maintain its ultra-low target range for the Fed funds rate of 0.00%–0.25% for the next several FOMC (Federal Open Market Committee) meetings. Credit sectors of the bond market outperformed Treasuries, despite an overall widening in corporate credit spreads (the difference in interest rates between corporate bonds and Treasury bonds with similar maturities), due to the asset class’s yield advantage. Lower-rated investment-grade corporate bonds (A- and BBB-rated securities) outperformed higher-rated issues (AAA- and AA-rated securities) as investors continued to reach for yield.

The Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97%. Security selection within investment-grade corporates helped the Portfolio’s relative performance, as the Portfolio concentrated on BBB-rated bonds, which outperformed higher-rated issues.

The Portfolio’s overweight allocation to asset-backed securities (“ABS”) was another positive contributor to relative performance. ABS exposure increased by the end of the year as the Portfolio continued to find value in the liquidity offered by this sector.

An underweight to fixed-rate mortgage-backed securities (“MBS”) detracted from the Portfolio’s relative performance. However, security selection within the fixed-rate MBS allocation made a positive contribution. The Portfolio favored 30-year pass-through securities over 15-year pass-through mortgage pools.

An underweight position in sovereign debt also detracted from relative performance as sovereign debt outperformed many other fixed income sectors as global central banks continued accommodative monetary policies in an effort to jumpstart economic growth.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST Neuberger Berman Core Bond Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.15%	2.58%
Barclays U.S. Aggregate Bond Index	5.97	2.81

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/17/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Neuberger Berman Core Bond Portfolio returned 5.15%.

The net assets of the Portfolio at December 31, 2014 were $831.5 million.

The Portfolio’s investment objective is to maximize total return consistent with the preservation of capital. The Portfolio is subadvised by Neuberger Berman Fixed Income LLC.

When the year began, the overwhelming consensus was for U.S. interest rates to move higher amid a backdrop of improving economic growth. After stumbling early in the year, the economy quickly regained its footing. However, intermediate- and longer-term yields declined as a result of a number of factors, including benign inflation, moderating growth overseas, geopolitical issues and overall strong demand. The Federal Reserve (the Fed) also provided an additional layer of support as it vowed in October, at the conclusion of its third round of quantitative easing, to take a measured approach to raising rates.

In a reversal from 2013, the yield curve flattened as rates at the front end of the curve rose and fell at the long end of the curve. Most spread sectors (spreads are the amount of extra yield that bonds provide over similar-duration Treasuries) outperformed equal-duration Treasuries. The best absolute performers were longer-term government/credit and longer-term corporate securities, both of which posted double-digit returns. In contrast, local currency emerging market debt and Treasury Inflation Protected Securities (TIPS) were relative underperformers.

The Portfolio modestly underperformed its benchmark, the Barclays U.S. Aggregate Bond (the “Index”) which returned 5.97% primarily due to duration (a bond’s price sensitivity to changes in interest rates over time) and yield curve positioning by the Portfolio. In particular, having a defensive duration that was shorter than the Index detracted from performance as yields generally declined during the year.

Elsewhere, the Portfolio’s out-of-benchmark allocations to high-yield corporate bonds were negative for results. TIPS were negatively affected as inflation expectations moderated given sharply falling oil prices and detracted from Portfolio results.

The Portfolio’s allocations to commercial mortgage-backed securities (CMBS) and global developed sovereigns, along with security selection of investment grade corporate bonds, were additive for relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST Prudential Core Bond Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	6.06%	3.74%
Barclays U.S. Aggregate Bond Index	5.97	2.85

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/17/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Prudential Core Bond Portfolio returned 6.06%.

The net assets of the Portfolio at December 31, 2014 were $3,994.4 million.

The Portfolio’s investment objective is to seek to maximize total return, consistent with the long-term preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated.

At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

For the year, the Portfolio outperformed the Barclays U.S. Aggregate Bond Index (the “Index”), which gained 5.97%. Relative to the Index, the Portfolio benefited from its duration and yield curve strategy, driven by a longer duration bias and a yield curve flattening position. In addition, the Portfolio’s sector allocations added value. Conversely, individual issue selection detracted. The Portfolio was also hurt by its currency exposures.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

17

AST QMA US Equity Alpha Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	17.21%	17.03%	6.91%
Russell 1000® Index	13.24	15.64	7.96

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST QMA US Equity Alpha Portfolio returned 17.21%.

The net assets of the Portfolio at December 31, 2014 were $590.5 million.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

QMA’s strategy for outperforming the Russell 1000 Index (the “Index”) over a market cycle is to use a quantitative model to tilt the portfolio toward stocks that are inexpensive compared with peers, and have good earnings prospects with higher quality than peers. QMA focuses on earnings signals in selecting faster growing stocks, and weighs valuation more in selecting slower growing stocks.

While the Portfolio employs taking long and short positions to maximize expected alpha (gains), QMA also employs risk controls to ensure that it does not deviate too far from the benchmark weights with respect to sector, industry, and other factors. Value is primarily added through security selection, not through significant tilts toward other common risk factors.

The year brought some surprises, as well as some expected developments. U.S. equities delivered another year of strong performance, but most international markets lagged. Despite encouraging U.S. stock and bond market performance, investors were decidedly cautious for most of the year, focusing on geopolitical concerns and the prospect of rising interest rates. Reduced investor risk tolerance was seen in the performance of high quality, lower risk names. Large-cap stocks outperformed small cap, low beta (a stock’s sensitivity to the market) outperformed high beta, and companies exhibiting higher quality characteristics, as well as strong and improving earnings trends outperformed.

The Portfolio outperformed the Index, which returned 13.24%, primarily due to stock selection.

Given that investors were cautious, it was not surprising that the Portfolio’s quality signals (which are proprietary measures that indicate a company’s ability to deliver on their expected growth), as well as its growth signal (which measures the direction of analysts’ earnings estimates), performed well. While quality was rewarded, investors did not overpay for these characteristics. As a result, the Portfolio’s valuation factors also performed well.

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material impact on performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Russell 1000 Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. S&P 500 Index, an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

18

AST Quantitative Modeling Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	6.50%	8.04%
Blended Index	8.28	9.88
S&P 500 Index	13.66	14.32

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Quantitative Modeling Portfolio returned 6.50%.

The net assets of the Portfolio at December 31, 2014 were $658.5 million.

The Portfolio’s investment objective is to seek a high potential return while attempting to mitigate risk during adverse market cycles. It is subadvised by Quantitative Management Associates LLC (QMA).

The Portfolio operates as a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in a combination of other mutual funds (collectively referred to as the Underlying Portfolios) in accordance with its own specialized asset allocation strategy.

The Portfolio’s performance is measured against a custom blend of indexes (the “Index”, defined below) that returned 8.28%. Global markets faced difficult headwinds in the fourth quarter, with many global equity indexes ending the year in the red, while developed global bonds rallied. U.S. stocks stood out in 2014, posting gains of nearly 14% despite the challenges facing the market near year-end. The two unexpected trends that had broad impact were the continuing slide of oil prices and the sustained rally of the U.S. dollar. After reaching a peak in the middle of summer, oil relentlessly dropped to prices not seen since 2009, falling more than 20% in December alone. Exacerbating this uncertainty was the U.S. dollar’s upward climb which had mixed results on the global economy and substantially eroded the returns of international stocks to dollar-based investors.

The Portfolio was fully invested in the Capital Growth segment entering 2014, on the heels of the strong market at the end of the previous year, and largely remained fully invested in the segment except for a brief period in mid-October when the Portfolio shifted a greater allocation to bonds in response to market volatility. The Portfolio’s negative performance relative to the Index was driven by the underperformance of the Capital Growth segment.

Tactical (short-term) asset allocation had a slight positive impact on performance. An overweight in domestic stocks versus bonds added to relative performance, but this was largely offset by an overweight in international developed market stocks, which underperformed both domestic stocks and bonds, and finished the year with a negative return. Non-benchmark allocations to limited maturity and high yield bonds also detracted from relative performance, as both trailed the Barclays Aggregate Bond Index.

Equity subadvisers detracted from relative performance as well. Among domestic stock underlying portfolios, the AST Herndon Large-Cap Value Portfolio, AST T. Rowe Price Equity Income Portfolio, and the AST MFS Growth Portfolio were notable underperformers. In International stock underlying portfolios, the AST International Value Portfolio underperformed. In contrast, underlying bond portfolios added value, led by the AST Western Asset Core Plus Bond Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays U.S. Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

19

AST Western Asset Core Plus Bond Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	7.20%	5.41%	4.60%
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Western Asset Core Plus Bond Portfolio returned 7.20%.

The net assets of the Portfolio at December 31, 2014 were $3,797.8 million.

The Portfolio’s investment objective is to seek to maximize total return consistent with prudent investment management and liquidity needs by investing to obtain an average specified for the Portfolio. The Portfolio is subadvised by Western Asset Management Company.

The Portfolio outperformed the Barclays U.S. Aggregate Index (the “Index”), which returned 5.97%. The Index is a composite of domestic investment quality bonds, including government and credit bonds, mortgage-backed securities, and securities backed by other assets.

The Portfolio’s outperformance of the Index was due primarily to its exposure to non-agency mortgages (those not backed by a government-sponsored agency), as both an improved housing market and the financial fundamentals for non-agency mortgage-backed securities contributed to improved pricing in the sector. In addition, an overweight in investment-grade credits, particularly in financials, added to relative performance. Spreads for financials tightened (i.e., the risk premium for the sector fell) because of mildly positive economic data and continued improvements in banking fundamentals. A Portfolio allocation to agency mortgages also helped relative performance as the sector outperformed others and issue selection within the sector contributed to outperformance. These positive factors were partially offset by exposure to emerging markets, as worries about global growth, declines in commodity prices, and U.S. dollar strength hurt emerging markets, especially in the second half of the year.

The Portfolio’s short-term (tactical) changes in the distribution of durations (duration measures investment risk that takes into account both a bond’s interest payment and its value to maturity) had a positive effect on performance during the year. It generally had above-benchmark average duration during the periods when yields declined significantly. Its distribution along the duration curve, with an overweight in long-dated bonds, was another large contributor to performance as the long-end of the curve generally steepened during the year. Short positions in the Japanese yen and the euro also significantly benefited performance.

The Portfolio used interest rate futures and options (forms of derivative securities) to adjust its duration and curve positioning. Swap derivatives, such as interest rate, credit default, and index swaps were used to manage portfolio risk, to fine tune investment strategy, and to capture relative value opportunities. Currency forwards were used to adjust the Portfolio’s exposure to various foreign currencies. The use of derivatives did not significantly impact performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.35%	-1.15%
J.P. Morgan EMBI Global Index	5.53	1.43

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: August 20, 2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Western Asset Emerging Markets Debt Portfolio returned 1.35%.

The net assets of the Portfolio at December 31, 2014 were $421.1 million.

The Portfolio’s investment objective is to seek to maximize total return. The Portfolio is subadvised by Western Asset Management Company.

The Portfolio underperformed the J.P. Morgan EMBI Global Index (the “Index”), which returned 5.53%.

The largest factor in the Portfolio’s underperformance of the Index was its allocations to various countries. Overweight exposure to weaker countries such as Venezuela and Russia, compared with the Index composition, had a negative impact, as did relatively low exposure to higher performing countries in Asia, including the Philippines and China. The Portfolio also suffered from its distribution of durations, which was underweight in longer duration Treasury securities compared with the Index. The curve flattened during the year; i.e., the yield of longer term Treasury bonds declined closer to short-term yields.

Among sectors of the economy, an overweight compared with the Index in Brazilian corporate industries such as infrastructure, oil & gas, and metals & mining, hurt relative performance. In addition, exposure to the Brazilian real detracted as the real depreciated more than 11% versus the U.S. dollar. In Mexico, a sizable overweight in Mexican local currency bonds hurt when the Mexican peso fell against the dollar. Some specific issuers, such as Brazil’s OAS (Infrastructure) and Russia’s Vimpelcom (Telecommunication) were particularly large detractors. Exposure to Colombia’s Pacific Rubiales (Oil) also had a negative impact when oil prices plummeted in the fourth quarter.

The Portfolio used currency forwards (a form of derivative security) to adjust its exposure to various foreign currencies. The derivatives were a slight detractor to performance for the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

The J.P. Morgan Emerging Markets Bond Index Global Index (“J.P. Morgan EMBI Global Index”) is an unmanaged global index that tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) that tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

21

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2014

AST Bond 2015
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	30.4%
U.S. Treasury Obligations	26.3%
Corporate Bonds	13.5%
Commercial Mortgage-Backed Securities	7.7%
Sovereigns	4.2%

AST Bond 2016
Allocation	(% of Net Assets	)
Corporate Bonds	36.3%
U.S. Treasury Obligations	17.7%
U.S. Government Agency Obligations	10.4%
Asset-Backed Securities	10.2%
Commercial Mortgage-Backed Securities	9.2%

AST Bond 2017
Allocation	(% of Net Assets	)
Corporate Bonds	23.7%
U.S. Government Agency Obligations	21.7%
Asset-Backed Securities	17.5%
Commercial Mortgage-Backed Securities	16.7%
Sovereigns	6.9%

AST Bond 2018
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	25.1%
Corporate Bonds	22.6%
Asset-Backed Securities	17.8%
Commercial Mortgage-Backed Securities	17.1%
Sovereigns	6.3%

AST Bond 2019
Allocation	(% of Net Assets	)
Commercial Mortgage-Backed Securities	19.4%
Asset-Backed Securities	18.6%
Corporate Bonds	18.5%
U.S. Government Agency Obligations	9.0%
U.S. Treasury Obligations	8.9%

AST Bond 2020
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	20.2%
Corporate Bonds	19.0%
Asset-Backed Securities	18.9%
Commercial Mortgage-Backed Securities	18.0%
U.S. Government Agency Obligations	17.4%

AST Bond 2021
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	26.7%
Asset-Backed Securities	17.8%
Corporate Bonds	17.5%
Commercial Mortgage-Backed Securities	17.2%
U.S. Government Agency Obligations	15.4%

AST Bond 2022
Allocation	(% of Net Assets	)
Commercial Mortgage-Backed Securities	20.7%
Asset-Backed Securities	19.6%
U.S. Government Agency Obligations	19.6%
Corporate Bonds	19.5%
Sovereigns	6.4%

AST Bond 2023
Allocation	(% of Net Assets	)
Asset-Backed Securities	24.2%
Commercial Mortgage-Backed Securities	23.1%
Corporate Bonds	21.8%
U.S. Government Agency Obligations	13.0%
U.S. Treasury Obligations	8.8%

AST Bond 2024
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	20.1%
Commercial Mortgage-Backed Securities	18.7%
Asset-Backed Securities	16.2%
U.S. Government Agency Obligations	14.8%
Corporate Bonds	14.2%

AST Bond 2025
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	43.1%
Asset-Backed Securities	14.8%
Commercial Mortgage-Backed Securities	13.9%
Corporate Bonds	10.8%
U.S. Government Agency Obligations	10.3%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	5.0%
Sun Hung Kai Properties Ltd. (Hong Kong)	3.6%
Mitsui Fudosan Co. Ltd. (Japan)	3.4%
Mitsubishi Estate Co. Ltd. (Japan)	3.0%
Health Care REIT, Inc., REIT	2.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2014

AST High Yield
Allocation	(% of Net Assets	)
Corporate Bonds	89.9%
Bank Loans	3.9%
Preferred Stocks	0.5%
Common Stocks	0.3%

AST Investment Grade Bond
Allocation	(% of Net Assets	)
Corporate Bonds	44.5%
U.S. Treasury Obligations	35.4%
Commercial Mortgage-Backed Securities	14.3%
Asset-Backed Securities	3.1%
Municipal Bonds	2.5%

AST Lord Abbett Core Fixed Income
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	34.8%
U.S. Government Agency Obligations	28.2%
Corporate Bonds	26.1%
Asset-Backed Securities	17.1%
Commercial Mortgage-Backed Securities	3.2%

AST Neuberger Berman Core Bond
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	35.0%
Corporate Bonds	28.7%
U.S. Treasury Obligations	24.8%
Commercial Mortgage-Backed Securities	6.1%
Foreign Government Bonds	5.6%

AST Prudential Core Bond
Allocation	(% of Net Assets	)
Corporate Bonds	30.3%
U.S. Government Agency Obligations	20.6%
Asset-Backed Securities	15.2%
Commercial Mortgage-Backed Securities	12.5%
U.S. Treasury Obligations	9.3%

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.9%
Microsoft Corp.	1.9%
Exxon Mobil Corp.	1.7%
Pfizer, Inc.	1.4%
Intel Corp.	1.3%

AST Quantitative Modeling
Five Largest Holdings	(% of Net Assets	)
AST AQR Large-Cap Portfolio	11.9%
AST QMA Large-Cap Portfolio	11.9%
AST International Growth Portfolio	7.1%
AST Prudential Core Bond Portfolio	7.1%
AST International Value Portfolio	7.0%

AST Western Asset Core Plus Bond
Allocation	(% of Net Assets	)
Corporate Bonds	32.1%
U.S. Government Agency Obligations	24.9%
U.S. Treasury Obligations	14.0%
Residential Mortgage-Backed Securities	13.0%
Foreign Government Bonds	6.0%

AST Western Asset Emerging Markets Debt
Allocation	(% of Net Assets	)
Sovereign Issues	52.7%
Foreign Bonds	39.1%
Corporate Obligations	1.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — (Unaudited)	December 31, 2014

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond Portfolio 2015	Actual	$1,000.00	$996.70	0.99%	$4.98
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Bond Portfolio 2016	Actual	$1,000.00	$995.40	0.99%	$4.98
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Bond Portfolio 2017	Actual	$1,000.00	$999.20	0.90%	$4.54
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58
AST Bond Portfolio 2018	Actual	$1,000.00	$1,003.30	0.84%	$4.24
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST Bond Portfolio 2019	Actual	$1,000.00	$1,009.80	0.97%	$4.91
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
AST Bond Portfolio 2020	Actual	$1,000.00	$1,015.50	0.85%	$4.32
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
AST Bond Portfolio 2021	Actual	$1,000.00	$1,021.90	0.81%	$4.13
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13
AST Bond Portfolio 2022	Actual	$1,000.00	$1,033.70	0.94%	$4.82
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
AST Bond Portfolio 2023	Actual	$1,000.00	$1,044.90	0.80%	$4.12
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
AST Bond Portfolio 2024	Actual	$1,000.00	$1,052.60	0.82%	$4.24
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

Advanced Series Trust Fees and Expenses — (Unaudited) (continued)	December 31, 2014

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond Portfolio 2025	Actual	$1,000.00	$1,059.90	0.99%	$5.14
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Global Real Estate Portfolio	Actual	$1,000.00	$1,019.10	1.13%	$5.75
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST High Yield Portfolio	Actual	$1,000.00	$975.70	0.88%	$4.38
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
AST Investment Grade Bond Portfolio	Actual	$1,000.00	$1,013.40	0.74%	$3.76
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
AST Lord Abbett Core Fixed Income Portfolio	Actual	$1,000.00	$1,018.70	0.60%	$3.05
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06
AST Neuberger Berman Core Bond Portfolio	Actual	$1,000.00	$1,011.20	0.68%	$3.45
	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47
AST Prudential Core Bond Portfolio	Actual	$1,000.00	$1,014.50	0.74%	$3.76
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
AST QMA US Equity Alpha Portfolio	Actual	$1,000.00	$1,065.10	1.52%	$7.91
	Hypothetical	$1,000.00	$1,017.54	1.52%	$7.73
AST Quantitative Modeling Portfolio	Actual	$1,000.00	$1,015.30	1.13%	$5.74
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST Western Asset Core Plus Bond Portfolio	Actual	$1,000.00	$1,015.30	0.59%	$3.00
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01
AST Western Asset Emerging Markets Debt Portfolio	Actual	$1,000.00	$931.10	0.94%	$4.58
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2014, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BOND PORTFOLIO 2015

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 89.1% ASSET-BACKED SECURITIES — 3.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
CarMax Auto Owner Trust, Series 2012-1, Class A3	0.890%		09/15/16	108	$108,422
Citibank Credit Card Issuance Trust, Series 2005-C1, Class C1	5.500%		03/24/17	400	404,396
Discover Card Execution Note Trust, Series 2012-A1, Class A1	0.810%		08/15/17	700	700,329
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	0.770%		01/15/16	78	78,296

TOTAL ASSET-BACKED SECURITIES (cost $1,295,478)					1,291,443

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.7%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	5.309%		10/10/45	40	39,904
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AAB	5.703%		06/11/50	317	318,737
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987%		04/10/46	465	466,770
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	378	379,175
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	300	307,849
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	266	281,092
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772%	(c)	06/15/49	10	10,165
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	520	536,916
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM	5.466%	(c)	01/15/45	100	104,103
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	127	134,081

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,559,267)					2,578,792

CORPORATE BONDS — 13.5%
Aerospace & Defense — 1.2%
Boeing Co. (The), Sr. Unsec’d. Notes	3.500%		02/15/15	400	401,298

Banking — 5.7%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.750%		09/15/15	180	182,777
Bank of America Corp., Sr. Unsec’d. Notes	4.500%		04/01/15	425	428,993
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%		02/07/16	260	266,775
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.700%		01/20/15	500	500,838
Morgan Stanley, Sr. Unsec’d. Notes	5.375%		10/15/15	500	517,170

					1,896,553

Capital Goods — 0.9%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%		05/08/17	115	115,379
Xylem, Inc., Sr. Unsec’d. Notes	3.550%		09/20/16	190	197,447

					312,826

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric — 0.6%
Duke Energy Progress, Inc., First Mortgage	5.300%	01/15/19	165	$184,874

Energy – Integrated — 0.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	80	81,435

Foods — 1.2%
Yum! Brands, Inc., Sr. Unsec’d. Notes	4.250%	09/15/15	400	409,330

Healthcare & Pharmaceutical — 1.5%
Pfizer, Inc., Sr. Unsec’d. Notes	5.350%	03/15/15	500	504,532

Insurance — 1.3%
ACE INA Holdings, Inc., Gtd. Notes	2.600%	11/23/15	150	152,336
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	110	122,991
Principal Life Global Funding II, Sr. Sec’d. Notes, MTN, 144A	1.125%	09/18/15	150	150,607

				425,934

Technology — 0.9%
Xerox Corp., Sr. Unsec’d. Notes	4.250%	02/15/15	300	301,184

TOTAL CORPORATE BONDS (cost $4,410,076)				4,517,966

MUNICIPAL BOND — 0.7%
California
State of California GO, Taxable Var. Purp. 3 (cost $250,075)	5.450%	04/01/15	250	253,195

NON-CORPORATE FOREIGN AGENCIES — 2.4%
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%	10/29/15	625	630,422
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	172	170,103

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $801,188)				800,525

SOVEREIGNS — 4.2%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16	150	150,018
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%	05/22/15	130	130,098
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	200	204,258
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%	05/18/15	130	129,998
Netherlands Government Bond (Netherlands), Bonds, 144A	0.250%	09/12/15	130	129,883
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%	10/23/22	690	674,950

TOTAL SOVEREIGNS (cost $1,430,541)				1,419,205

U.S. GOVERNMENT AGENCY OBLIGATIONS — 30.4%
Federal Home Loan Banks	0.375%	08/28/15	400	400,347

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Banks	0.500%		09/28/16	255	$254,324
Federal Home Loan Banks	0.625%		11/23/16	310	309,636
Federal Home Loan Banks(k)	1.000%		06/21/17	895	895,734
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	195	197,007
Federal National Mortgage Assoc.	0.875%		05/21/18	95	93,420
Federal National Mortgage Assoc.	1.625%		11/27/18	1,165	1,170,609
Federal National Mortgage Assoc.	1.750%		06/20/19	1,230	1,236,061
Federal National Mortgage Assoc.	2.625%		09/06/24	195	197,481
Financing Corp., Strips Principal, Series 1P, Debs.	1.628%	(s)	05/11/18	1,180	1,122,009
Israel Government USAID Bond, Gtd. Notes	2.232%	(s)	03/15/22	145	121,665
Israel Government USAID Bond, Gov’t. Gtd. Notes	5.500%		04/26/24	580	719,082
Residual Funding Corp. Strips Principal, Bonds	1.562%	(s)	10/15/19	1,191	1,082,964
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes	1.790%	(s)	07/15/20	2,675	2,375,948

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $10,233,825)					10,176,287

U.S. TREASURY OBLIGATIONS — 26.3%
U.S. Treasury Bonds	2.875%		05/15/43	210	214,791
U.S. Treasury Bonds	3.000%		11/15/44	100	105,094
U.S. Treasury Bonds	3.125%		08/15/44	20	21,531
U.S. Treasury Bonds	3.375%		05/15/44	595	669,840
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/19	537	531,170
U.S. Treasury Notes	0.625%		12/31/16	340	339,548
U.S. Treasury Notes	0.875%		09/15/16	1,010	1,015,286
U.S. Treasury Notes	0.875%		12/31/16	600	602,250
U.S. Treasury Notes	0.875%		10/15/17	440	438,316
U.S. Treasury Notes	1.500%		05/31/19	1,630	1,625,925
U.S. Treasury Notes	1.625%		04/30/19	5	5,017
U.S. Treasury Notes	2.000%		02/28/21	340	342,338
U.S. Treasury Notes	2.000%		05/31/21	65	65,325
U.S. Treasury Notes	2.125%		01/31/21	1,850	1,877,750
U.S. Treasury Notes	2.875%		03/31/18	30	31,561
U.S. Treasury Strips Coupon(h)	2.030%	(s)	08/15/21	835	730,238
U.S. Treasury Strips Coupon	2.380%	(s)	02/15/25	230	180,920

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,651,434)					8,796,900

TOTAL LONG-TERM INVESTMENTS (cost $29,631,884)					29,834,313

				Shares
SHORT-TERM INVESTMENTS — 10.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 10.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $3,468,684)(w)(Note 4)				3,468,684	3,468,684

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

OPTIONS PURCHASED*	Notional Amount (000)#	Value (Note 2)
Call Options
2 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $109.38	1,200	$938
expiring 01/23/15, Strike Price $110.00	1,200	94

TOTAL OPTIONS PURCHASED (cost $1,709)		1,032

TOTAL SHORT-TERM INVESTMENTS (cost $3,470,393)		3,469,716

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 99.5% (cost $33,102,277)		33,304,029

OPTION WRITTEN*
Call Option
2 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $109.63 (premiums received $1,104)	2,400	(375)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 99.5% (cost $33,101,173)		33,303,654
Other assets in excess of liabilities(x) — 0.5%		171,490

NET ASSETS — 100.0%		$33,475,144

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Position:
16	5 Year U.S. Treasury Notes	Mar. 2015	$1,897,991	$1,902,875	$4,884

Short Positions:
27	2 Year U.S. Treasury Notes	Mar. 2015	5,901,352	5,902,031	(679)
24	10 Year U.S. Treasury Notes	Mar. 2015	3,049,966	3,043,125	6,841
8	U.S. Long Bond	Mar. 2015	1,148,113	1,156,500	(8,387)
5	U.S. Ultra Bond	Mar. 2015	793,338	825,938	(32,600)

					(34,825)

					$(29,941)

(1)	A U.S. Government Agency obligation with a market value of $210,172 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)	Counterparty
Over-the-counter swap agreements:
2,350	08/08/15	0.528%	3 MonthLIBOR(2)	$(7,317)	$—	$(7,317)	Credit Suisse First Boston Corp.
1,950	08/09/16	1.425%	3 MonthLIBOR(1)	32,828	—	32,828	Bank of America
172	05/17/18	0.989%	3 MonthLIBOR(2)	2,158	—	2,158	Credit Suisse First Boston Corp.
510	02/21/19	1.573%	3 MonthLIBOR(2)	(2,267)	—	(2,267)	Citigroup Global Markets
2,730	07/23/19	1.220%	3 MonthLIBOR(2)	42,503	—	42,503	Bank of Nova Scotia
300	12/03/19	1.179%	3 MonthLIBOR(2)	7,966	—	7,966	Bank of Nova Scotia
680	10/06/21	2.038%	3 MonthLIBOR(2)	(4,122)	—	(4,122)	Citigroup Global Markets

				$71,749	$—	$71,749

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
25,000	10/28/15	0.320%	3 Month LIBOR(1)	$212	$(9,211)	$(9,423)
2,420	09/27/16	1.111%	3 Month LIBOR(1)	—	14,407	14,407
3,130	10/03/16	1.273%	3 Month LIBOR(1)	—	27,200	27,200
525	07/02/18	1.564%	3 Month LIBOR(2)	152	(2,173)	(2,325)
7,300	09/06/18	1.704%	3 Month LIBOR(2)	—	(55,446)	(55,446)
2,310	05/31/19	1.730%	3 Month LIBOR(2)	421	2,322	1,901
1,090	08/29/19	1.804%	3 Month LIBOR(1)	93	4,531	4,438
300	06/27/20	2.200%	3 Month LIBOR(1)	152	5,484	5,332
1,465	10/01/20	2.523%	3 Month LIBOR(2)	—	(50,959)	(50,959)
115	09/06/21	2.223%	3 Month LIBOR(1)	—	1,547	1,547
615	10/31/21	2.152%	3 Month LIBOR(2)	154	(2,265)	(2,419)

				$1,184	$(64,563)	$(65,747)

A U.S. Government Agency obligation with a market value of $209,889 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate swap contracts at December 31, 2014.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$1,291,443	$—
Commercial Mortgage-Backed Securities	—	2,578,792	—
Corporate Bonds	—	4,517,966	—
Municipal Bond	—	253,195	—
Non-Corporate Foreign Agencies	—	800,525	—
Sovereigns	—	1,419,205	—
U.S. Government Agency Obligations	—	10,176,287	—
U.S. Treasury Obligations	—	8,796,900	—
Affiliated Money Market Mutual Fund	3,468,684	—	—
Options Purchased	1,032	—	—
Option Written	(375)	—	—
Other Financial Instruments*
Futures Contracts	(29,941)	—	—
Over-the-counter interest rate swaps	—	71,749	—
Exchange-traded interest rate swaps	—	(65,747)	—

Total	$3,439,400	$29,840,315	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

U.S. Government Agency Obligations	30.4%
U.S. Treasury Obligations	26.3
Affiliated Money Market Mutual Fund	10.4
Commercial Mortgage-Backed Securities	7.7
Banking	5.7
Sovereigns	4.2
Non-Residential Mortgage-Backed Securities	3.9
Non-Corporate Foreign Agencies	2.4
Healthcare & Pharmaceutical	1.5
Insurance	1.3
Foods	1.2

Aerospace & Defense	1.2%
Capital Goods	0.9
Technology	0.9
Municipal Bond	0.7
Electric	0.6
Energy – Integrated	0.2

99.5
Other assets in excess of liabilities	0.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker —variation margin futures	$11,725	*	Due from/to broker —variation margin futures	$41,666	*
Interest rate contracts	Due from/to broker —variation margin swaps	54,825	*	Due from/to broker —variation margin swaps	120,572	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	85,455		Unrealized depreciation on over-the-counter swap agreements	13,706
Interest rate contracts	Unaffiliated investments	1,032		Options written outstanding, at value	375

Total		$153,037			$176,319

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(14,048)	$(3,369)	$(22,098)	$2,123,056	$2,083,541

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$4,787	$729	$(87,658)	$(2,844,965)	$(2,927,107)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Long Position(3)	Futures Short Position(3)	Interest Rate Swaps(2)
$17,130	$2,340,000	$2,336,163	$7,562,553	$114,157,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$32,828	$—	$—	$32,828
Bank of Nova Scotia	50,469	—	(66,617)	—
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	2,158	(2,158)	—	—

	$85,455

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	—	—	—	—
Citigroup Global Markets	(6,389)	—	—	(6,389)
Credit Suisse First Boston Corp.	(7,317)	2,158	—	(5,159)

	$(13,706)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2015 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $29,633,593)	$29,835,345
Affiliated investments (cost $3,468,684)	3,468,684
Cash	210
Dividends and interest receivable	126,378
Unrealized appreciation on over-the-counter swap agreements	85,455
Due from broker—variation margin futures	40,827
Receivable for fund share sold	6,803
Prepaid expenses	526

Total Assets	33,564,228

LIABILITIES:
Accrued expenses and other liabilities	58,469
Unrealized depreciation on over-the-counter swap agreements	13,706
Advisory fees payable	12,440
Due to broker—variation margin swaps	2,291
Deferred trustees’ fees	890
Distribution fee payable	552
Options written outstanding, at value (premiums received $1,104)	375
Affiliated transfer agent fee payable	361

Total Liabilities	89,084

NET ASSETS	$33,475,144

Net assets were comprised of:
Paid-in capital	$17,750,950
Retained earnings	15,724,194

Net assets, December 31, 2014	$33,475,144

Net asset value and redemption price per share, $33,475,144 / 3,701,321 outstanding shares of beneficial interest	$9.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$782,571
Affiliated dividend income	3,200

785,771

EXPENSES
Advisory fees	232,125
Distribution fee	36,632
Custodian and accounting fees	61,000
Audit fee	58,000
Legal fees and expenses	10,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	1,000
Loan interest expense	20
Miscellaneous	7,045

Total expenses	432,822
Less: advisory fee waiver	(70,178)

Net expenses	362,644

NET INVESTMENT INCOME	423,127

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	212,994
Futures transactions	(22,098)
Swap agreement transactions	2,123,056
Options written transactions	(3,369)

2,310,583

Net change in unrealized appreciation (depreciation) on:
Investments	201,252
Futures	(87,658)
Swap agreements	(2,844,965)
Written options	729

(2,730,642)

NET LOSS ON INVESTMENTS	(420,059)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,068

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$423,127	$916,793	(a)(1)
Net realized gain on investment transactions	2,310,583	8,480,490	(a)(2)
Net change in unrealized appreciation (depreciation) on investments	(2,730,642)	(9,609,815	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,068	(212,532	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [287,057 and 484,094 shares, respectively]	2,602,153	4,371,942
Fund share repurchased [1,172,028 and 5,113,881 shares, respectively]	(10,625,709)	(46,359,783)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(8,023,556)	(41,987,841)

TOTAL DECREASE IN NET ASSETS	(8,020,488)	(42,200,373)
NET ASSETS:
Beginning of year	41,495,632	83,696,005

End of year	$33,475,144	$41,495,632

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $954,905.
(2)	Previously $8,473,116.
(3)	Previously $(9,640,553).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2016

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 89.8% ASSET-BACKED SECURITIES — 10.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-1, Class A3	0.930%		02/15/16	6	$5,684
Ally Auto Receivables Trust, Series 2014-2, Class A2	0.680%		07/17/17	100	99,936
American Express Credit Account Master Trust, Series 2012-5, Class B	0.770%		05/15/18	100	100,031
Bank of America Auto Trust, Series 2012-1, Class A3	0.780%		06/15/16	34	33,760
CarMax Auto Owner Trust 2014-4, Series 2014-4, Class A2	0.431%	(c)	02/15/18	100	100,002
Citibank Credit Card Issuance Trust, Series 2005-C1, Class C1	5.500%		03/24/17	100	101,099
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	100	99,989
Discover Card Execution Note Trust, Series 2010-A2, Class A2	0.741%	(c)	03/15/18	100	100,207
Fifth Third Auto Trust 2014-3, Series 2014-3, Class A2	0.570%		05/15/17	50	49,954
Ford Credit Floorplan Master Owner Trust A, Series 2013-3, Class A1	0.790%		06/15/17	100	100,073
GE Equipment Midticket LLC, Series 2013-1, Class A3	0.950%		03/22/17	50	50,140
Honda Auto Receivables 2013-3 Owner Trust, Series 2013-3, Class A2	0.540%		01/15/16	43	42,725
Volkswagen Auto Lease Trust, Series 2013-A, Class A2A	0.630%		12/21/15	46	46,018
World Omni Auto Receivables Trust, Series 2014-B, Class A2	0.391%	(c)	01/16/18	50	50,000

TOTAL ASSET-BACKED SECURITIES (cost $980,751)					979,618

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class AM	5.230%	(c)	12/15/40	70	72,062
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	150	153,924
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	207	218,627
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4	5.243%	(c)	01/12/43	50	51,103
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class AM	5.278%	(c)	12/15/44	50	51,599
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772%	(c)	06/15/49	8	7,624
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	70	70,595
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	5.288%	(c)	11/12/37	159	161,861
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	97	103,140

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $909,777)					890,535

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS — 36.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking — 8.7%
Bank of America Corp., Sr. Unsec’d. Notes	4.500%	04/01/15	140	$141,315
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%	07/15/21	100	110,214
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%	01/14/22	95	103,812
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	100	112,866
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	100	108,668
Morgan Stanley, Sr. Unsec’d. Notes	5.375%	10/15/15	175	181,010
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%	12/11/17	75	83,423

				841,308

Cable — 0.7%
Comcast Corp., Gtd. Notes	4.950%	06/15/16	65	68,857

Capital Goods — 2.4%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%	05/08/17	80	80,264
Xylem, Inc., Sr. Unsec’d. Notes	3.550%	09/20/16	150	155,879

				236,143

Electric — 1.7%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	60	65,119
TECO Finance, Inc., Gtd. Notes	4.000%	03/15/16	100	103,505

				168,624

Energy – Integrated — 3.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	85	86,524
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.200%	03/11/16	65	66,752
Total Capital SA (France), Gtd. Notes	3.000%	06/24/15	150	151,753

				305,029

Energy – Other — 1.1%
Weatherford International, Inc., Gtd. Notes	6.350%	06/15/17	100	106,900

Foods — 1.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.125%	01/15/15	90	90,084
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.000%	10/20/17	10	10,072

				100,156

Healthcare & Pharmaceutical — 2.1%
Medtronic, Inc., Sr. Unsec’d. Notes	3.000%	03/15/15	100	100,443
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.250%	08/15/16	100	101,559

				202,002

Healthcare Insurance — 1.3%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	50	53,709
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	60	67,528

				121,237

Insurance — 3.1%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	90	100,629
Lincoln National Corp., Sr. Unsec’d. Notes	4.300%	06/15/15	55	55,870

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	130	$145,303

				301,802

Metals — 0.3%
Teck Resources Ltd. (Canada), Gtd. Notes	3.850%	08/15/17	25	26,020

Non-Captive Finance — 2.3%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	65	65,812
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%	01/07/21	25	27,865
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	10	11,271
General Electric Capital Corp., Sub. Notes, MTN	5.300%	02/11/21	100	114,199

				219,147

Pipelines & Other — 2.2%
Enterprise Products Operating LLC, Gtd. Notes	5.200%	09/01/20	125	137,861
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	75	76,837

				214,698

Railroads — 0.9%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	75	86,084

Retailers — 2.1%
CVS Caremark Corp., Sr. Unsec’d. Notes	3.250%	05/18/15	200	201,927

Telecommunications — 3.2%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16	200	202,744
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	100	102,228

				304,972

TOTAL CORPORATE BONDS (cost $3,354,666)				3,504,906

SOVEREIGNS — 6.0%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16	80	80,009
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%	05/22/15	100	100,075
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	200	204,258
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%	05/18/15	100	99,999
Netherlands Government Bond (Netherlands), Bonds, 144A	0.250%	09/12/15	90	89,918

TOTAL SOVEREIGNS (cost $574,243)				574,259

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.4%
Federal Home Loan Banks	0.625%	11/23/16	60	59,930
Federal National Mortgage Assoc.(h)	0.875%	05/21/18	45	44,252
Federal National Mortgage Assoc.	1.750%	06/20/19	30	30,148
Federal National Mortgage Assoc.	2.625%	09/06/24	55	55,700

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Israel Government USAID Bond, Gtd. Notes	2.232%	(s)	03/15/22	120	$100,688
Residual Funding Corp. Strips Principal, Bonds	1.562%	(s)	10/15/19	250	227,322
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes	1.759%	(s)	07/15/20	550	488,513

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,023,527)					1,006,553

U.S. TREASURY OBLIGATIONS — 17.7%
U.S. Treasury Bonds	2.875%		05/15/43	50	51,141
U.S. Treasury Bonds	3.125%		08/15/44	20	21,531
U.S. Treasury Bonds	3.375%		05/15/44	50	56,289
U.S. Treasury Notes	0.625%		12/31/16	20	19,973
U.S. Treasury Notes	0.875%		10/15/17	260	259,005
U.S. Treasury Notes	1.500%		05/31/19	465	463,838
U.S. Treasury Notes	1.500%		11/30/19	10	9,937
U.S. Treasury Notes	1.625%		12/31/19	10	9,984
U.S. Treasury Notes(h)	2.000%		02/28/21	605	609,159
U.S. Treasury Notes	2.250%		03/31/21	45	45,942
U.S. Treasury Notes(h)(k)	2.875%		03/31/18	125	131,504
U.S. Treasury Strips Principal	3.592%	(s)	05/15/44	20	8,651
U.S. Treasury Strips Principal	3.879%	(s)	02/15/44	55	23,981

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,688,090)					1,710,935

TOTAL LONG-TERM INVESTMENTS (cost $8,531,054)					8,666,806

				Shares
SHORT-TERM INVESTMENT — 6.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $645,585)(w)(Note 4)				645,585	645,585

TOTAL INVESTMENTS — 96.5% (cost $9,176,639)					9,312,391
Other assets in excess of liabilities(x) — 3.5%					334,248

NET ASSETS — 100.0%					$9,646,639

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
4	2 Year U.S. Treasury Notes	Mar. 2015	$873,537	$874,375	$838
12	5 Year U.S. Treasury Notes	Mar. 2015	1,426,427	1,427,156	729
5	10 Year U.S. Treasury Notes	Mar. 2015	633,319	633,984	665

					2,232

Short Position:
4	U.S. Long Bond	Mar. 2015	573,151	578,250	(5,099)

					$(2,867)

(1)	U.S. Treasury obligation with a market value of $63,122 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
1,750	08/08/15	0.528%	3 Month LIBOR(2)	$(5,449)	$—	$(5,449)	Credit Suisse First Boston Corp.
360	09/28/15	0.491%	3 Month LIBOR(1)	867	—	867	Credit Suisse First Boston Corp.
1,200	12/21/15	0.494%	3 Month LIBOR(2)	(994)	—	(994)	Citigroup Global Markets
240	08/04/16	1.528%	3 Month LIBOR(2)	(4,571)	—	(4,571)	Citigroup Global Markets
1,900	08/11/16	1.460%	3 Month LIBOR(2)	(33,173)	—	(33,173)	Hong Kong & Shanghai Bank
1,500	08/18/16	1.230%	3 Month LIBOR(2)	(18,974)	—	(18,974)	Citigroup Global Markets
2,160	08/31/16	1.251%	3 Month LIBOR(2)	(27,530)	—	(27,530)	Barclays Capital Group
1,550	10/11/16	1.430%	3 Month LIBOR(2)	(22,002)	—	(22,002)	Citigroup Global Markets
5,500	12/31/16	1.652%	3 Month LIBOR(1)	345,575	—	345,575	JPMorgan Chase
4,600	12/31/16	1.257%	3 Month LIBOR(1)	168,657	—	168,657	Barclays Capital Group
215	01/03/17	1.311%	3 Month LIBOR(2)	(3,089)	—	(3,089)	Citigroup Global Markets
2,310	02/06/17	0.965%	3 Month LIBOR(2)	(9,731)	—	(9,731)	Bank of Nova Scotia
1,150	10/03/17	0.778%	3 Month LIBOR(2)	11,500	—	11,500	Citigroup Global Markets
1,900	07/22/18	2.455%	3 Month LIBOR(2)	(86,695)	—	(86,695)	Citigroup Global Markets
6,300	08/17/18	1.838%	3 Month LIBOR(1)	124,179	—	124,179	Barclays Capital Group
1,350	09/01/18	1.820%	3 Month LIBOR(2)	(24,490)	—	(24,490)	Citigroup Global Markets
470	11/01/18	1.984%	3 Month LIBOR(2)	(9,491)	—	(9,491)	Barclays Capital Group
1,430	12/08/18	1.803%	3 Month LIBOR(2)	(15,475)	—	(15,475)	Barclays Capital Group
240	03/05/19	1.643%	3 Month LIBOR(2)	(1,643)	—	(1,643)	Bank of Nova Scotia
600	04/10/19	1.816%	3 Month LIBOR(2)	(6,988)	—	(6,988)	Bank of Nova Scotia
370	06/07/19	1.338%	3 Month LIBOR(1)	(4,821)	—	(4,821)	Bank of Nova Scotia
500	11/02/19	1.253%	3 Month LIBOR(1)	(10,562)	—	(10,562)	Citigroup Global Markets
620	10/06/21	2.038%	3 Month LIBOR(2)	(3,759)	—	(3,759)	Citigroup Global Markets
425	01/24/22	2.113%	3 Month LIBOR(2)	(5,696)	—	(5,696)	Bank of Nova Scotia
325	01/24/22	2.118%	3 Month LIBOR(2)	(4,472)	—	(4,472)	Bank of Nova Scotia
365	02/17/22	2.018%	3 Month LIBOR(2)	(1,786)	—	(1,786)	Bank of Nova Scotia
500	08/10/22	1.758%	3 Month LIBOR(2)	9,039	—	9,039	Bank of Nova Scotia
400	09/25/22	1.785%	3 Month LIBOR(1)	(7,687)	—	(7,687)	Barclays Capital Group
300	10/05/22	1.696%	3 Month LIBOR(1)	(8,120)	—	(8,120)	Barclays Capital Group
200	05/01/23	1.840%	3 Month LIBOR(1)	(4,535)	—	(4,535)	Barclays Capital Group

				$338,084	$—	$338,084

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
4,100	06/27/16	0.853%	3 Month LIBOR(1)	$—	$12,422	$12,422
4,530	06/30/16	0.618%	3 Month LIBOR(2)	161	2,266	2,105
390	08/29/16	0.710%	3 Month LIBOR(2)	88	123	35

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements (continued)
2,145	10/03/16	1.273%	3 Month LIBOR(1)	$—	$18,640	$18,640
5,155	10/05/16	1.239%	3 Month LIBOR(1)	—	41,727	41,727
1,150	06/25/18	1.503%	3 Month LIBOR(1)	—	2,517	2,517
625	07/02/18	1.564%	3 Month LIBOR(2)	—	(2,586)	(2,586)
850	09/23/18	1.613%	3 Month LIBOR(2)	154	(3,298)	(3,452)
255	10/03/18	1.745%	3 Month LIBOR(1)	—	2,179	2,179
570	05/31/19	1.730%	3 Month LIBOR(2)	334	573	239
750	06/03/19	1.614%	3 Month LIBOR(2)	153	1,639	1,486
310	08/29/19	1.804%	3 Month LIBOR(1)	89	1,289	1,200
600	10/16/19	1.834%	3 Month LIBOR(2)	153	(2,714)	(2,867)
2,665	10/01/20	2.523%	3 Month LIBOR(2)	—	(92,701)	(92,701)
390	09/06/21	2.223%	3 Month LIBOR(1)	—	5,246	5,246
220	10/06/21	2.308%	3 Month LIBOR(1)	151	4,083	3,932
115	10/06/21	2.060%	3 Month LIBOR(2)	—	(301)	(301)
175	10/31/21	2.152%	3 Month LIBOR(2)	151	(645)	(796)
460	08/18/24	2.750%	3 Month LIBOR(1)	154	19,730	19,576
80	08/29/24	2.560%	3 Month LIBOR(2)	86	(2,084)	(2,170)
325	10/06/24	2.649%	3 Month LIBOR(2)	153	(10,920)	(11,073)
115	10/06/29	2.958%	3 Month LIBOR(1)	151	6,638	6,487

				$1,978	$3,823	$1,845

U.S. Government Agency and U.S. Treasury obligations with a combined market value of $111,171 have been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate swap contracts at December 31, 2014.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$979,618	$—
Commercial Mortgage-Backed Securities	—	890,535	—
Corporate Bonds	—	3,504,906	—
Sovereigns	—	574,259	—
U.S. Government Agency Obligations	—	1,006,553	—
U.S. Treasury Obligations	—	1,710,935	—
Affiliated Money Market Mutual Fund	645,585	—	—
Other Financial Instruments*
Futures Contracts	(2,867)	—	—
Over-the-counter interest rate swaps	—	338,084	—
Exchange-traded interest rate swaps	—	1,845	—

Total	$642,718	$9,006,735	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange- traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

U.S. Treasury Obligations	17.7%
U.S. Government Agency Obligations	10.4
Non-Residential Mortgage-Backed Securities	10.2
Commercial Mortgage-Backed Securities	9.2
Banking	8.7
Affiliated Money Market Mutual Fund	6.7
Sovereigns	6.0
Energy – Integrated	3.2
Telecommunications	3.2
Insurance	3.1
Capital Goods	2.4
Non-Captive Finance	2.3
Pipelines & Other	2.2
Healthcare & Pharmaceutical	2.1

Retailers	2.1%
Electric	1.7
Healthcare Insurance	1.3
Energy – Other	1.1
Foods	1.0
Railroads	0.9
Cable	0.7
Metals	0.3

96.5
Other assets in excess of other liabilities	3.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$2,232	*	Due from/to broker — variation margin futures	$5,099	*
Interest rate contracts	Due from/to broker — variation margin swaps	117,791	*	Due from/to broker — variation margin swaps	115,946	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	659,817		Unrealized depreciation on over-the-counter swap agreements	321,733

Total		$779,840			$442,778

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(4,176)	$(1,338)	$48,086	$(102,013)	$(59,441)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Interest rate contracts	$2,570	$(1,598)	$(133,246)	$(132,274)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swap Agreements(2)
$5,181	$516,000	$2,571,003	$3,887,654	$77,061,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of Nova Scotia	$9,039	$(9,039)	$—	$—
Barclays Capital Group	292,836	(72,838)	—	219,998
Citigroup Global Markets	11,500	(11,500)	—	—
Credit Suisse First Boston Corp.	867	(867)	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	345,575	—	(490,714)	—

	$659,817

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of Nova Scotia	$(35,137)	$9,039	$—	$(26,098)
Barclays Capital Group	(72,838)	72,838	—	—
Citigroup Global Markets	(175,136)	11,500	—	(163,636)
Credit Suisse First Boston Corp	(5,449)	867	—	(4,582)
Hong Kong & Shanghai Bank	(33,173)	—	—	(33,173)
JPMorgan Chase	—	—	—	—

	$(321,733)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2016 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $8,531,054)	$8,666,806
Affiliated investments (cost $645,585)	645,585
Cash	210
Unrealized appreciation on over-the-counter swap agreements	659,817
Dividends and interest receivable	51,264
Due from advisor	6,294
Due from broker—variation margin futures	2,188
Prepaid expenses	462

Total Assets	10,032,626

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	321,733
Accrued expenses and other liabilities	60,822
Due to broker-variation margin swaps	2,376
Payable for fund share repurchased	537
Affiliated transfer agent fee payable	361
Distribution fee payable	158

Total Liabilities	385,987

NET ASSETS	$9,646,639

Net assets were comprised of:
Paid-in capital	$1,907,800
Retained earnings	7,738,839

Net assets, December 31, 2014	$9,646,639

Net asset value and redemption price per share, $9,646,639 / 1,108,432 outstanding shares of beneficial interest	$8.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$262,246
Affiliated dividend income	611

262,857

EXPENSES
Advisory fees	71,412
Distribution fee	11,270
Custodian and accounting fees	62,000
Audit fee	58,000
Legal fees and expenses	10,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	1,000
Loan interest expense	155
Miscellaneous	9,152

Total expenses	250,989
Less: advisory fee waiver and/or expense reimbursement	(139,359)

Net expenses	111,630

NET INVESTMENT INCOME	151,227

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	192,210
Futures transactions	48,086
Swap agreement transactions	(102,013)
Options written transactions	(1,138)

137,145

Net change in unrealized appreciation (depreciation) on:
Investments	(68,318)
Futures	(1,598)
Swap agreements	(133,246)

(203,162)

NET LOSS ON INVESTMENTS	(66,017)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,210

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$151,227	$368,258	(a)(1)
Net realized gain on investment transactions	137,145	4,178,041	(a)(2)
Net change in unrealized appreciation (depreciation) on investments	(203,162)	(4,689,698	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,210	(143,399	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [444,327 and 1,627,162 shares, respectively]	3,877,134	14,021,963
Fund share repurchased [1,072,322 and 5,550,153 shares, respectively]	(9,347,348)	(48,166,097)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(5,470,214)	(34,144,134)

TOTAL DECREASE IN NET ASSETS	(5,385,004)	(34,287,533)
NET ASSETS:
Beginning of year	15,031,643	49,319,176

End of year	$9,646,639	$15,031,643

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $234,565.
(2)	Previously $4,852,669.
(3)	Previously $(5,230,633).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2017

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 89.3% ASSET-BACKED SECURITIES — 17.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-1, Class A3	0.930%		02/15/16	25	$24,630
Ally Auto Receivables Trust, Series 2014-2, Class A2	0.680%		07/17/17	600	599,617
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	500	499,877
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	500	499,528
American Express Credit Account Master Trust, Series 2012-5, Class C, 144A	1.070%		05/15/18	600	601,663
American Express Credit Account Secured Note Trust, Series 2012-4, Class A	0.401%	(c)	05/15/20	1,000	998,120
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.437%	(c)	10/10/17	700	699,787
Bank of America Auto Trust, Series 2012-1, Class A3	0.780%		06/15/16	90	90,028
Bank of The West Auto Trust, Series 2014-1, Class A2, 144A	0.690%		07/17/17	600	599,923
Chase Issuance Trust, Series 2012-A8, Class A8	0.540%		10/16/17	1,000	999,506
Chase Issuance Trust, Series 2014-A1, Class A	1.150%		01/15/19	600	599,705
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A2, 144A	0.690%		09/15/17	1,200	1,200,852
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	800	799,915
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	830	920,619
Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3	1.110%		07/23/18	1,500	1,504,096
Discover Card Execution Note Trust, Series 2012-A5, Class A5	0.361%	(c)	01/16/18	600	599,902
Discover Card Master Trust, Series 2012-A, Class A3	0.860%		11/15/17	1,000	1,001,499
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	449	449,935
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	600	606,708
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.565%	(c)	04/20/18	1,400	1,398,158
GE Equipment Midticket LLC, Series 2013-1, Class A3	0.950%		03/22/17	600	601,675
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	1,100	1,100,947
Nissan Auto Lease Trust 2014-B, Series B, Class A2B	0.411%	(c)	04/17/17	600	600,026
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.461%	(c)	02/15/18	1,600	1,598,176
Porsche Innovative Lease Owner Trust, Series 2014-1, Class A2, 144A	0.650%		01/20/17	600	600,169
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B	0.531%	(c)	06/15/17	233	233,091

TOTAL ASSET-BACKED SECURITIES (cost $19,393,743)					19,428,152

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	1,400	$1,410,634
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AAB	5.703%		06/11/50	317	318,737
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	642	643,618
Commercial Mortgage Trust, Series 2012-CCRE1, Class A2	2.350%		05/15/45	500	507,618
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	2,700	2,732,022
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832%		04/15/37	427	428,069
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	5.553	%(c)	04/10/38	1,100	1,128,778
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	5.560%		11/10/39	1,121	1,186,832
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A2	2.424%		07/15/45	2,700	2,746,656
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class AM	4.948	%(c)	09/12/37	700	712,764
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4	5.243	%(c)	01/12/43	650	664,334
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class AM	4.999	%(c)	10/15/42	500	510,031
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	5.772	%(c)	06/15/49	10	10,165
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300%		11/15/38	235	237,801
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047	%(c)	07/12/38	700	705,945
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	5.288	%(c)	11/12/37	79	80,930
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	500	497,048
Morgan Stanley Capital I Trust, Series 2011-C3, Class A2	3.224%		07/15/49	460	474,728
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	2,385	2,462,586
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ	5.242	%(c)	10/15/44	500	511,882
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	535	567,268

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $18,695,380)					18,538,446

CORPORATE BONDS — 23.7%
Banking — 8.5%
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	402	394,274
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,305	1,438,962
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%		10/29/15	740	746,420
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	4.750%		07/15/21	350	385,748
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	325	355,146
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	450	560,730
Discover Bank, Sr. Unsec’d. Notes(a)	2.000%		02/21/18	1,290	1,286,638
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	350	395,032

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%	03/15/20	425	$476,296
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	350	380,337
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%	07/22/20	75	81,298
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	6.300%	04/23/19	400	464,630
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	5.500%	01/26/20	850	956,360
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.000%	04/28/15	100	101,618
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	6.125%	01/11/21	135	159,081
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%	12/11/17	1,175	1,306,964

				9,489,534

Capital Goods — 2.2%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%	05/08/17	445	446,466
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	140	145,159
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	350	379,322
United Technologies Corp., Sr. Unsec’d. Notes	1.800%	06/01/17	660	668,628
Waste Management, Inc., Gtd. Notes	2.600%	09/01/16	120	122,757
Xylem, Inc., Sr. Unsec’d. Notes	3.550%	09/20/16	630	654,692

				2,417,024

Electric — 0.3%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	280	303,889

Energy – Integrated — 1.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	1.846%	05/05/17	770	776,323
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	195	198,497
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	200	224,342
Total Capital SA (France), Gtd. Notes	3.000%	06/24/15	175	177,045

				1,376,207

Energy – Other — 0.1%
Weatherford International Ltd., Gtd. Notes	9.625%	03/01/19	50	59,304

Foods — 0.7%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.125%	01/15/15	425	425,397
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	209	237,197
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.000%	10/20/17	90	90,649

				753,243

Healthcare & Pharmaceutical — 1.7%
Amgen, Inc., Sr. Unsec’d. Notes(a)	2.300%	06/15/16	370	375,842
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	1.500%	05/08/17	560	562,429
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.250%	08/15/16	965	980,045

				1,918,316

Healthcare Insurance — 0.5%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	275	295,401

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare Insurance (continued)
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	280	$315,130

				610,531

Insurance — 1.7%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	380	424,878
Lincoln National Corp., Sr. Unsec’d. Notes	4.300%	06/15/15	65	66,028
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	855	955,645
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	350	424,121

				1,870,672

Metals
Teck Resources Ltd. (Canada), Gtd. Notes	3.850%	08/15/17	25	26,020

Non-Captive Finance — 1.0%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	3.100%	01/09/23	230	232,874
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%	01/07/21	75	83,594
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	30	33,814
General Electric Capital Corp., Sub. Notes, MTN(h)	5.300%	02/11/21	625	713,742

				1,064,024

Pipelines & Other — 0.4%
Enterprise Products Operating LLC, Gtd. Notes(a)	5.200%	09/01/20	125	137,861
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	350	358,574

				496,435

Railroads — 0.4%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	350	401,724

Retailers — 0.6%
CVS Health Corp., Sr. Unsec’d. Notes	3.250%	05/18/15	200	201,927
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	425	469,262

				671,189

Technology — 1.2%
Apple, Inc., Sr. Unsec’d. Notes	1.000%	05/03/18	1,320	1,300,411

Telecommunications — 2.9%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16	570	577,820
AT&T, Inc., Sr. Unsec’d. Notes	2.500%	08/15/15	353	356,812
AT&T, Inc., Sr. Unsec’d. Notes(h)	3.875%	08/15/21	600	627,784
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	350	357,803
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	2.625%	02/21/20	1,345	1,329,623

				3,249,842

Tobacco — 0.3%
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	265	336,499

TOTAL CORPORATE BONDS (cost $25,459,261)				26,344,864

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SOVEREIGNS — 6.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	900	$900,105
Canada Government International Bond (Canada), Sr. Unsec’d. Notes(a)	0.875%		02/14/17	1,500	1,501,230
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%		05/22/15	560	560,420
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%		04/25/16	200	199,654
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	580	592,348
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%		05/18/15	580	579,994
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%		09/12/15	580	579,477
Province of British Columbia (Canada), Sr. Unsec’d. Notes(a)	2.000%		10/23/22	2,785	2,724,254

TOTAL SOVEREIGNS (cost $7,687,845)					7,637,482

U.S. GOVERNMENT AGENCY OBLIGATIONS — 21.7%
Federal Home Loan Mortgage Corp.(a)(h)	2.375%		01/13/22	735	742,566
Federal National Mortgage Assoc.(a)(h)(k)	1.625%		11/27/18	2,970	2,984,301
Federal National Mortgage Assoc.(h)	1.750%		06/20/19	185	185,912
Federal National Mortgage Assoc.	5.122%	(s)	11/15/21	820	698,364
Financing Corp., Strips Principal, Series 3-P, Unsec.’d Notes	1.382%	(s)	11/30/17	4,719	4,532,538
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.232%	(s)	03/15/22	490	411,142
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23-04/26/24	3,235	4,002,288
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.859%	(s)	10/15/19	4,387	3,989,055
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.500%		07/18/17	5,950	6,614,008

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $23,467,570)					24,160,174

U.S. TREASURY OBLIGATIONS — 2.8%
U.S. Treasury Bonds	3.000%		11/15/44	255	267,989
U.S. Treasury Bonds	3.375%		05/15/44	185	208,269
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.125%		04/15/19	1,733	1,713,773
U.S. Treasury Notes	0.500%		06/30/16	15	15,005
U.S. Treasury Notes	0.625%		12/31/16	45	44,940
U.S. Treasury Notes	0.875%		10/15/17	40	39,847
U.S. Treasury Notes	1.000%		12/15/17	760	758,219
U.S. Treasury Notes	1.625%		04/30/19	90	90,309
U.S. Treasury Notes(a)	2.250%		11/15/24	5	5,034

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,149,092)					3,143,385

TOTAL LONG-TERM INVESTMENTS (cost $97,852,891)					99,252,503

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS — 13.0%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 13.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $14,483,553; includes $9,750,360 of cash collateral for securities on loan)(b)(w)(Note 4)	14,483,553	$14,483,553

	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38	6,200	4,844
expiring 01/23/15, Strike Price $110.00	6,200	484

TOTAL OPTIONS PURCHASED (cost $8,829)		5,328

TOTAL SHORT-TERM INVESTMENTS (cost $14,492,382)		14,488,881

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 102.3% (cost $112,345,273)		113,741,384

OPTION WRITTEN*
Call Option
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $5,703)	12,400	(1,938)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 102.3% (cost $112,339,570)		113,739,446
Liabilities in excess of other assets(x) — (2.3)%		(2,550,235)

NET ASSETS — 100.0%		$111,189,211

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,535,104; cash collateral of $9,750,360 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
37	2 Year U.S. Treasury Notes	Mar. 2015	$8,079,865	$8,087,969	$8,104
116	5 Year U.S. Treasury Notes	Mar. 2015	13,814,407	13,795,844	(18,563)
14	10 Year U.S. Treasury Notes	Mar. 2015	1,783,832	1,775,156	(8,676)

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Futures contracts outstanding at December 31, 2014 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
10	U.S. Ultra Bonds	Mar. 2015	$1,608,420	$1,651,875	$43,455

					24,320

Short Position:
27	U.S. Long Bonds	Mar. 2015	3,828,093	3,903,188	(75,095)

					$(50,775)

(1)	U.S. Government Agency Obligation with a market value of $231,107 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
10,700	03/19/15	0.844%	3 Month LIBOR(2)	$(38,896)	$—	$(38,896)	Barclays Capital Group
7,400	08/08/15	0.528%	3 Month LIBOR(2)	(23,040)	—	(23,040)	Credit Suisse First Boston Corp.
13,800	09/11/15	0.521%	3 Month LIBOR(2)	(39,147)	—	(39,147)	JPMorgan Chase
2,000	09/28/15	0.918%	3 Month LIBOR(2)	(13,369)	—	(13,369)	Barclays Capital Group
1,700	07/29/16	1.753%	3 Month LIBOR(2)	(40,395)	—	(40,395)	Barclays Capital Group
5,880	09/15/16	1.174%	3 Month LIBOR(1)	62,433	—	62,433	Barclays Capital Group
12,165	11/02/16	1.336%	3 Month LIBOR(2)	(138,872)	—	(138,872)	Barclays Capital Group
4,180	03/06/17	1.123%	3 Month LIBOR(2)	(29,029)	—	(29,029)	Barclays Capital Group
33,200	12/31/17	1.975%	3 Month LIBOR(1)	2,678,092	—	2,678,092	Citigroup Global Markets
16,000	12/31/17	2.267%	3 Month LIBOR(1)	1,946,535	—	1,946,535	Bank of America
1,900	04/18/18	0.876%	3 Month LIBOR(2)	28,013	—	28,013	JPMorgan Chase
674	05/17/18	0.989%	3 Month LIBOR(2)	8,458	—	8,458	Credit Suisse First Boston Corp.
49,500	08/09/18	2.008%	3 Month LIBOR(1)	1,330,291	—	1,330,291	Barclays Capital Group
2,390	08/09/18	2.136%	3 Month LIBOR(1)	76,336	—	76,336	Bank of America
18,200	08/10/18	2.059%	3 Month LIBOR(1)	524,550	—	524,550	Citigroup Global Markets
6,500	08/11/18	2.033%	3 Month LIBOR(2)	(180,004)	—	(180,004)	Hong Kong & Shanghai Bank
11,660	10/06/18	1.599%	3 Month LIBOR(1)	78,417	—	78,417	JPMorgan Chase
1,245	10/11/18	1.770%	3 Month LIBOR(1)	16,404	—	16,404	JPMorgan Chase
12,845	12/05/18	1.813%	3 Month LIBOR(2)	(146,574)	—	(146,574)	Barclays Capital Group
7,000	12/08/18	1.803%	3 Month LIBOR(2)	(75,754)	—	(75,754)	Barclays Capital Group
3,700	12/14/18	1.709%	3 Month LIBOR(2)	(25,253)	—	(25,253)	Barclays Capital Group
6,490	01/12/19	1.699%	3 Month LIBOR(2)	(81,054)	—	(81,054)	Citigroup Global Markets
1,980	02/21/19	1.573%	3 Month LIBOR(2)	(8,801)	—	(8,801)	Citigroup Global Markets
3,770	02/23/19	1.633%	3 Month LIBOR(2)	(26,069)	—	(26,069)	Barclays Capital Group
4,150	03/02/19	1.543%	3 Month LIBOR(2)	(10,687)	—	(10,687)	Barclays Capital Group
3,700	10/31/19	1.265%	3 Month LIBOR(2)	74,708	—	74,708	Citigroup Global Markets
1,300	08/01/21	3.068%	3 Month LIBOR(1)	103,815	—	103,815	Citigroup Global Markets
1,340	08/04/21	2.803%	3 Month LIBOR(1)	82,974	—	82,974	Barclays Capital Group
1,100	08/24/21	2.250%	3 Month LIBOR(1)	26,011	—	26,011	Citigroup Global Markets
3,110	09/22/21	2.158%	3 Month LIBOR(1)	48,567	—	48,567	Barclays Capital Group
1,080	10/04/21	2.108%	3 Month LIBOR(1)	11,742	—	11,742	Citigroup Global Markets
2,960	10/11/21	2.285%	3 Month LIBOR(2)	(65,776)	—	(65,776)	Barclays Capital Group
3,020	12/06/21	2.238%	3 Month LIBOR(2)	(45,812)	—	(45,812)	Barclays Capital Group
1,900	10/25/22	1.801%	3 Month LIBOR(1)	(39,071)	—	(39,071)	Credit Suisse First Boston Corp.
15,600	11/15/22	1.639%	3 Month LIBOR(2)	533,383	—	533,383	Barclays Capital Group
7,525	02/14/23	2.069%	3 Month LIBOR(1)	10,901	—	10,901	Bank of Nova Scotia
2,700	02/19/23	2.105%	3 Month LIBOR(2)	(10,632)	—	(10,632)	Bank of Nova Scotia
700	03/21/23	2.038%	3 Month LIBOR(2)	2,389	—	2,389	Barclays Capital Group
1,650	04/03/23	1.995%	3 Month LIBOR(2)	13,747	—	13,747	Barclays Capital Group
2,480	02/14/27	2.503%	3 Month LIBOR(1)	50,481	—	50,481	Barclays Capital Group

				$6,670,012	$—	$6,670,012

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
19,700	06/27/16	0.853%	3 Month LIBOR(1)	$—	$59,688	$59,688
60,975	06/30/16	0.618%	3 Month LIBOR(2)	302	30,507	30,205
4,680	08/29/16	0.710%	3 Month LIBOR(2)	99	1,474	1,375
13,850	09/27/16	1.111%	3 Month LIBOR(1)	—	82,451	82,451
8,925	10/03/16	1.273%	3 Month LIBOR(1)	—	77,558	77,558
22,900	06/25/18	1.503%	3 Month LIBOR(1)	—	50,124	50,124
7,400	07/02/18	1.564%	3 Month LIBOR(2)	—	(30,622)	(30,622)
367	08/02/18	1.614%	3 Month LIBOR(2)	—	(1,888)	(1,888)
5,500	08/12/18	1.764%	3 Month LIBOR(1)	—	56,240	56,240
2,350	08/21/18	1.781%	3 Month LIBOR(1)	161	25,176	25,015
2,950	08/22/18	1.745%	3 Month LIBOR(1)	163	27,729	27,566
5,400	09/23/18	1.613%	3 Month LIBOR(2)	174	(20,955)	(21,129)
5,005	10/03/18	1.745%	3 Month LIBOR(1)	—	42,761	42,761
7,400	10/25/18	1.434%	3 Month LIBOR(2)	183	25,864	25,681
21,880	05/31/19	1.730%	3 Month LIBOR(2)	767	21,990	21,223
15,400	06/03/19	1.614%	3 Month LIBOR(2)	219	33,653	33,434
3,710	08/29/19	1.804%	3 Month LIBOR(1)	104	15,423	15,319
6,680	10/01/20	2.523%	3 Month LIBOR(2)	—	(232,360)	(232,360)
5,450	10/22/20	2.113%	3 Month LIBOR(2)	183	(64,502)	(64,685)
1,370	09/06/21	2.223%	3 Month LIBOR(1)	—	18,430	18,430
2,045	10/31/21	2.152%	3 Month LIBOR(2)	162	(7,532)	(7,694)
1,000	08/29/24	2.560%	3 Month LIBOR(2)	95	(26,050)	(26,145)

				$2,612	$185,159	$182,547

U.S. Government Agency obligations with a combined market value of $893,118 have been segregated with Citigroup Global Markets to cover requirements for open exchange-traded swap contracts at December 31, 2014.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$19,428,152	$—
Commercial Mortgage-Backed Securities	—	18,538,446	—
Corporate Bonds	—	26,344,864	—
Sovereigns	—	7,637,482	—
U.S. Government Agency Obligations	—	24,160,174	—
U.S. Treasury Obligations	—	3,143,385	—
Affiliated Money Market Mutual Fund	14,483,553	—	—
Options Purchased	5,328	—	—
Option Written	(1,938)	—	—
Other Financial Instruments*
Futures Contracts	(50,775)	—	—
Over-the-counter interest rate swaps	—	6,670,012	—
Exchange-traded interest rate swaps	—	182,547	—

Total	$14,436,168	$106,105,062	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

U.S. Government Agency Obligations	21.7%
Non-Residential Mortgage-Backed Securities	17.5
Commercial Mortgage-Backed Securities	16.7
Affiliated Money Market Mutual Fund (8.8% represents investments purchased with collateral from securities on loan)	13.0
Banking	8.5
Sovereigns	6.9
Telecommunications	2.9
U.S. Treasury Obligations	2.8
Capital Goods	2.2
Healthcare & Pharmaceutical	1.7
Insurance	1.7
Energy – Integrated	1.2
Technology	1.2

Non-Captive Finance	1.0%
Foods	0.7
Retailers	0.6
Healthcare Insurance	0.5
Pipelines & Other	0.4
Railroads	0.4
Tobacco	0.3
Electric	0.3
Energy – Other	0.1

102.3
Liabilities in excess of other assets	(2.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$51,559	*	Due from/to broker — variation margin futures	$102,334	*
	Due from/to broker — variation margin swaps	567,070	*	Due from/to broker — variation margin swaps	384,523	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	7,708,247		Unrealized depreciation on over-the-counter swap agreements	1,038,235
Interest rate contracts	Unaffiliated investments	5,328		Options written outstanding, at value	1,938

Total		$8,332,204			$1,527,030

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(72,702)	$3,035	$(154,850)	$4,554,246	$4,329,729

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps
Interest rate contracts	$20,255	$3,765	$(182,965)	$(5,320,273)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swap Agreements(2)
$63,777	$8,844,000	$31,134,958	$26,675,988	$597,136,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$2,022,871	$—	$(2,318,013)	$—
Bank of Nova Scotia	10,901	(10,632)	—	269
Barclays Capital Group	2,124,265	(656,486)	(1,467,895)	—
Citigroup Global Markets	3,418,918	(89,855)	(3,317,000)	12,063
Credit Suisse First Boston Corp.	8,458	(8,458)	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	122,834	(39,147)	(51,989)	31,698

	$7,708,247

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	(10,632)	10,632	—	—
Barclays Capital Group	(656,486)	656,486	—	—
Citigroup Global Markets	(89,855)	89,855	—	—
Credit Suisse First Boston Corp.	(62,111)	8,458	309,550	—
Hong Kong & Shanghai Bank	(180,004)	—	302,056	—
JPMorgan Chase	(39,147)	39,147	—	—

	$(1,038,235)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2017 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $9,535,104:
Unaffiliated investments (cost $97,861,720)	$99,257,831
Affiliated investments (cost $14,483,553)	14,483,553
Cash	22,503
Unrealized appreciation on over-the-counter swap agreements	7,708,247
Dividends and interest receivable	578,493
Receivable for fund share sold	63,314
Due from broker—variation margin futures	20,087
Prepaid expenses	1,060

Total Assets	122,135,088

LIABILITIES:
Payable to broker for collateral for securities on loan	9,750,360
Unrealized depreciation on over-the-counter swap agreements	1,038,235
Advisory fees payable	59,767
Accrued expenses and other liabilities	57,051
Due to broker—variation margin swaps	28,321
Payable for fund share repurchased	8,015
Options written outstanding, at value (premiums received $5,703)	1,938
Distribution fee payable	1,829
Affiliated transfer agent fee payable	361

Total Liabilities	10,945,877

NET ASSETS	$111,189,211

Net assets were comprised of:
Paid-in capital	$68,445,904
Retained earnings	42,743,307

Net assets, December 31, 2014	$111,189,211

Net asset value and redemption price per share, $111,189,211 / 9,212,297 outstanding shares of beneficial interest	$12.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income (net of $3,689 foreign withholding tax)	$2,552,030
Affiliated income from securities lending, net	25,814
Affiliated dividend income	4,367

2,582,211

EXPENSES
Advisory fees	834,873
Distribution fee	131,756
Custodian and accounting fees	68,000
Audit fee	58,000
Legal fees and expenses	11,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Trustees’ fees	8,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	4,000
Loan interest expense	1,055
Miscellaneous	9,588

Total expenses	1,147,272

NET INVESTMENT INCOME	1,434,939

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	241,674
Futures transactions	(154,850)
Swap agreement transactions	4,554,246
Options written transactions	3,035

4,644,105

Net change in unrealized appreciation (depreciation) on:
Investments	1,627,989
Futures	(182,965)
Swap agreements	(5,320,273)
Written options	3,765

(3,871,484)

NET GAIN ON INVESTMENTS	772,621

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,207,560

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,434,939	$1,923,503	(a)(1)
Net realized gain on investment transactions	4,644,105	14,652,030	(a)(2)
Net change in unrealized appreciation (depreciation) on investments	(3,871,484)	(20,918,349	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,207,560	(4,342,816	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [2,405,171 and 8,920,747 shares, respectively]	29,029,612	105,741,415
Fund share repurchased [6,792,544 and 24,599,845 shares, respectively]	(81,868,291)	(295,194,341)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(52,838,679)	(189,452,926)

TOTAL DECREASE IN NET ASSETS	(50,631,119)	(193,795,742)
NET ASSETS:
Beginning of year	161,820,330	355,616,072

End of year	$111,189,211	$161,820,330

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $2,486,289.
(2)	Previously $13,814,958.
(3)	Previously $(20,644,063).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 92.8% ASSET-BACKED SECURITIES — 17.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-1, Class A3	0.930%		02/15/16	34	$34,104
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	800	799,803
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	900	899,150
American Express Credit Account Master Trust, Series 2012-5, Class C, 144A	1.070%		05/15/18	900	902,494
American Express Credit Account Master Trust, Series 2014-2, Class A	1.260%		01/15/20	1,000	997,604
American Express Credit Account Secured Note Trust, Series 2012-4, Class A	0.401%	(c)	05/15/20	1,000	998,120
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.437%	(c)	10/10/17	1,000	999,696
BA Credit Card Trust, Series 2014-A2, Class A	0.431%	(c)	09/16/19	1,000	998,168
Bank of America Auto Trust, Series 2012-1, Class A3	0.780%		06/15/16	113	112,535
Bank of The West Auto Trust, Series 2014-1, Class A2, 144A	0.690%		07/17/17	800	799,897
Chase Issuance Trust, Series 2007-C1, Class C1	0.621%	(c)	04/15/19	1,900	1,888,877
Chase Issuance Trust, Series 2014-A1, Class A1	1.150%		01/15/19	1,500	1,499,264
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	400	399,874
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	1,200	1,199,873
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.301%	(c)	12/17/18	1,700	1,694,416
Discover Card Execution Note Trust, Series 2012-A5, Class A5	0.361%	(c)	01/16/18	2,800	2,799,544
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	748	749,892
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	600	606,708
Ford Credit Auto Owner Trust, Series 2013-A, Class B	1.150%		07/15/18	500	497,606
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.541%	(c)	01/15/18	1,600	1,600,589
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.565%	(c)	04/20/18	1,900	1,897,500
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.615%	(c)	10/20/19	900	900,365
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	1,600	1,601,378
Nissan Auto Lease Trust, Series 2014-B, Class A2B	0.411%	(c)	04/17/17	900	900,040
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.461%	(c)	02/15/18	2,400	2,397,264
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B	0.531%	(c)	06/15/17	350	349,637
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	500	498,176
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.515%	(c)	07/22/19	900	900,611

TOTAL ASSET-BACKED SECURITIES (cost $29,800,253)					29,923,185

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.1%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A2	5.309%		10/10/45	30	$30,472
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5	4.857%	(c)	07/10/43	144	144,216
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	4,050	4,080,764
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	3,500	3,537,852
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	865	867,485
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	3,600	3,642,696
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	1,600	1,641,859
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	1,534	1,624,085
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A2	2.424%		07/15/45	3,600	3,662,208
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM	4.999%		10/15/42	500	510,031
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772%	(c)	06/15/49	7	7,261
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM	5.107%	(c)	07/12/38	500	508,445
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class A4	5.467%	(c)	02/12/39	277	286,214
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	1,000	994,096
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	3,165	3,267,961
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	6.011%	(c)	06/15/45	3,000	3,160,332
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	730	773,547

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $29,202,129)					28,739,524

CORPORATE BONDS — 22.6%
Banking — 11.0%
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	345	338,369
Bank of America Corp., Sr. Unsec’d. Notes(a)(h)	6.000%		09/01/17	1,750	1,929,643
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.500%		04/01/15	325	328,054
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%		10/29/15	5,205	5,250,159
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	6.750%		05/22/19	255	300,060
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	4.750%		07/15/21	300	330,641
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22	280	305,972
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	825	1,028,005
Discover Bank, Sr. Unsec’d. Notes(a)	2.000%		02/21/18	1,910	1,905,023
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	300	338,599
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	5.375%		03/15/20	625	700,436
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	300	326,003
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	6.300%		04/23/19	850	987,339
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		01/26/20	1,175	1,322,027

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.000%	04/28/15	375	$381,069
PNC Bank NA, Sub. Notes	2.950%	01/30/23	610	596,086
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	6.125%	01/11/21	70	82,487
Wachovia Corp., Sr. Unsec’d. Notes, MTN(h)	5.750%	02/01/18	1,750	1,959,615

				18,409,587

Cable — 0.3%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	480	475,275

Capital Goods — 1.9%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes(a)	1.625%	05/08/17	635	637,092
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	185	191,817
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	300	325,133
United Technologies Corp., Sr. Unsec’d. Notes	1.800%	06/01/17	890	901,634
Waste Management, Inc., Gtd. Notes	2.600%	09/01/16	170	173,906
Xylem, Inc., Sr. Unsec’d. Notes	3.550%	09/20/16	920	956,058

				3,185,640

Electric — 0.3%
Duke Energy Progress, Inc., First Mortgage	5.300%	01/15/19	125	140,056
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	385	417,848

				557,904

Energy – Integrated — 0.9%
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	1.846%	05/05/17	1,345	1,356,045
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	105	106,883

				1,462,928

Energy – Other
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	30	29,474

Foods — 0.1%
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	209	237,197

Healthcare & Pharmaceutical — 0.9%
Amgen, Inc., Sr. Unsec’d. Notes(a)	2.300%	06/15/16	655	665,342
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	1.500%	05/08/17	805	808,491

				1,473,833

Healthcare Insurance — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	150	161,128
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	385	433,303

				594,431

Insurance — 1.5%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	550	614,955
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	850	950,056

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	790	$957,301

				2,522,312

Media & Entertainment — 0.1%
Viacom, Inc., Sr. Unsec’d. Notes (original cost $151,936; purchased 02/15/11)(f)(g)	4.500%	03/01/21	155	166,401

Non-Captive Finance — 0.6%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	3.100%	01/09/23	195	197,437
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%	01/07/21	65	72,448
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	30	33,814
General Electric Capital Corp., Sub. Notes, MTN(a)	5.300%	02/11/21	575	656,643

				960,342

Pipelines & Other — 0.4%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	170	211,295
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	450	461,024

				672,319

Railroads — 0.3%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	450	516,502

Retailers — 0.5%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.125%	02/01/19	415	452,018
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	400	441,658

				893,676

Technology — 1.3%
Apple, Inc., Sr. Unsec’d. Notes	1.000%	05/03/18	1,910	1,881,656
Xerox Corp., Sr. Unsec’d. Notes	6.750%	02/01/17	240	264,535

				2,146,191

Telecommunications — 1.9%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16	820	831,250
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	1,070	1,119,548
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	300	306,688
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	2.625%	02/21/20	1,030	1,018,224

				3,275,710

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	324	411,418

TOTAL CORPORATE BONDS (cost $36,713,301)				37,991,140

MUNICIPAL BOND — 0.2%
California
State of California, Taxable GO, Ser. Var. Purp. 3 (cost $250,075)	5.450%	04/01/15	250	253,195

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

NON-CORPORATE FOREIGN AGENCIES — 0.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%		05/23/18	1,008	$996,882
Statoil ASA (Norway), Gtd. Notes	5.250%		04/15/19	160	179,876

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,165,154)					1,176,758

SOVEREIGNS — 6.3%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	1,000	1,000,117
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%		02/14/17	2,200	2,201,804
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%		05/22/15	830	830,623
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%		04/25/16	200	199,654
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	700	714,902
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%		05/18/15	840	839,992
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%		09/12/15	840	839,242
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	4,080	3,991,007

TOTAL SOVEREIGNS (cost $10,691,321)					10,617,341

U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.1%
Federal Home Loan Mortgage Corp.(a)	2.375%		01/13/22	1,090	1,101,220
Federal National Mortgage Assoc.(a)(k)	0.875%		05/21/18	1,150	1,130,878
Federal National Mortgage Assoc.(a)	1.625%		11/27/18	6,895	6,928,199
Federal National Mortgage Assoc.	1.750%		06/20/19	760	763,745
Federal National Mortgage Assoc.(a)	1.750%		11/26/19	480	480,288
Federal National Mortgage Assoc.	1.875%		02/19/19	60	60,910
Federal National Mortgage Assoc.(h)	2.625%		09/06/24	985	997,530
Federal National Mortgage Assoc.	5.375%		06/12/17	560	619,117
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.602%	(s)	05/11/18	180	171,154
Financing Corp., Strips Principal, Series 3P, Unsec’d. Notes, PO	1.382%	(s)	11/30/17	240	230,517
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	2.224%	(s)	09/26/19	500	456,123
Government National Mortgage Assoc.	4.000%		02/15/39	24	25,830
Government National Mortgage Assoc.	4.000%		12/15/40	171	185,499
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.232%	(s)	03/15/22	1,740	1,459,975
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		04/26/24	3,350	4,153,317
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	1.728%	(s)	07/15/20	12,285	10,911,598
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	1.562%	(s)	10/15/19	3,951	3,592,605
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.500%		04/01/18	8,000	8,809,648

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $41,839,204)					42,078,153

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Bonds	2.875%		05/15/43	735	751,767

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bonds	3.000%	11/15/44	515	$541,233
U.S. Treasury Bonds	3.125%	08/15/44	100	107,656
U.S. Treasury Bonds	3.375%	05/15/44	785	883,738
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/19	1,013	1,002,205
U.S. Treasury Notes	0.875%	10/15/17	1,085	1,080,847
U.S. Treasury Notes	1.500%	10/31/19	245	243,507
U.S. Treasury Notes(a)	1.500%	11/30/19	185	183,826
U.S. Treasury Notes	1.625%	12/31/19	165	164,755

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,826,379)				4,959,534

TOTAL LONG-TERM INVESTMENTS (cost $154,487,816)				155,738,830

			Shares
SHORT-TERM INVESTMENTS — 11.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 11.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $19,430,754; includes $16,550,224 of cash collateral for securities on loan)(b)(w)(Note 4)			19,430,754	19,430,754

			Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38			9,800	7,656
expiring 01/23/15, Strike Price $110.00			9,800	766

TOTAL OPTIONS PURCHASED (cost $13,955)				8,422

TOTAL SHORT-TERM INVESTMENTS (cost $19,444,709)				19,439,176

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 104.4% (cost $173,932,525)				175,178,006

OPTION WRITTEN*
Call Option
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $9,014)			19,600	(3,062)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 104.4% (cost $173,923,511)				175,174,944
Liabilities in excess of other assets(x) — (4.4)%				(7,424,081)

NET ASSETS — 100.0%				$167,750,863

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,178,266; cash collateral of $16,550,224 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(f)	Indicates a restricted security; the aggregate cost of such security is $151,936. The aggregate value of $166,401 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
196	2 Year U.S. Treasury Notes	Mar. 2015	$42,855,816	$42,844,375	$(11,441)
28	5 Year U.S. Treasury Notes	Mar. 2015	3,330,342	3,330,032	(310)
4	U.S. Ultra Bonds	Mar. 2015	650,787	660,750	9,963

					(1,788)

Short Positions:
67	10 Year U.S. Treasury Notes	Mar. 2015	8,510,811	8,495,391	15,420
38	U.S. Long Bonds	Mar. 2015	5,386,062	5,493,375	(107,313)

					(91,893)

					$(93,681)

(1)	A U.S. Government Agency obligation with a market value of $177,007 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
7,500	07/09/15	0.593%	3 Month LIBOR(2)	$(29,584)	$—	$(29,584)	Bank of Nova Scotia
11,000	08/20/15	0.615%	3 Month LIBOR(2)	(42,994)	—	(42,994)	Bank of Nova Scotia
6,660	09/28/15	0.491%	3 Month LIBOR(1)	16,040	—	16,040	Credit Suisse First Boston Corp.
4,100	12/21/15	0.494%	3 Month LIBOR(2)	(3,397)	—	(3,397)	Citigroup Global Markets
4,400	12/29/16	1.351%	3 Month LIBOR(1)	41,580	—	41,580	Barclays Capital Group
11,600	01/17/17	1.149%	3 Month LIBOR(2)	(112,762)	—	(112,762)	Barclays Capital Group
7,800	01/20/17	1.120%	3 Month LIBOR(2)	(69,220)	—	(69,220)	Bank of Nova Scotia
18,470	01/27/17	1.138%	3 Month LIBOR(2)	(173,566)	—	(173,566)	Bank of Nova Scotia
11,330	02/06/17	0.965%	3 Month LIBOR(2)	(47,730)	—	(47,730)	Bank of Nova Scotia
10,100	07/05/17	0.938%	3 Month LIBOR(2)	(393)	—	(393)	Bank of Nova Scotia
3,530	11/13/17	0.775%	3 Month LIBOR(1)	(43,519)	—	(43,519)	Bank of Nova Scotia
6,200	12/11/17	0.738%	3 Month LIBOR(2)	92,480	—	92,480	Barclays Capital Group
5,700	12/12/17	0.736%	3 Month LIBOR(2)	85,590	—	85,590	Bank of Nova Scotia
5,500	03/06/18	0.903%	3 Month LIBOR(2)	59,216	—	59,216	Barclays Capital Group
5,000	03/08/18	0.959%	3 Month LIBOR(2)	44,606	—	44,606	Barclays Capital Group
2,800	03/13/18	1.044%	3 Month LIBOR(2)	17,612	—	17,612	Barclays Capital Group
7,700	03/20/18	0.965%	3 Month LIBOR(2)	72,299	—	72,299	Barclays Capital Group
7,500	03/27/18	1.003%	3 Month LIBOR(2)	63,882	—	63,882	Barclays Capital Group
1,008	05/17/18	0.989%	3 Month LIBOR(2)	12,649	—	12,649	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
2,990	07/28/18	2.455%	3 Month LIBOR(1)	$136,507	$—	$136,507	Bank of America
1,960	08/02/18	2.400%	3 Month LIBOR(1)	83,736	—	83,736	Barclays Capital Group
5,640	08/04/18	2.179%	3 Month LIBOR(1)	191,062	—	191,062	Barclays Capital Group
108,200	08/09/18	2.008%	3 Month LIBOR(1)	2,907,827	—	2,907,827	Barclays Capital Group
4,950	08/09/18	2.058%	3 Month LIBOR(2)	(142,704)	—	(142,704)	Barclays Capital Group
3,350	08/18/18	1.818%	3 Month LIBOR(2)	(63,043)	—	(63,043)	Citigroup Global Markets
5,600	08/24/18	1.743%	3 Month LIBOR(1)	87,068	—	87,068	Bank of America
2,760	08/31/18	1.798%	3 Month LIBOR(2)	(48,469)	—	(48,469)	Barclays Capital Group
7,855	09/02/18	1.825%	3 Month LIBOR(2)	(143,688)	—	(143,688)	Barclays Capital Group
3,530	09/06/18	1.820%	3 Month LIBOR(2)	(63,068)	—	(63,068)	Barclays Capital Group
1,760	09/08/18	1.688%	3 Month LIBOR(2)	(22,010)	—	(22,010)	Barclays Capital Group
5,250	09/13/18	1.695%	3 Month LIBOR(2)	(65,857)	—	(65,857)	Barclays Capital Group
11,590	09/28/18	1.598%	3 Month LIBOR(1)	90,173	—	90,173	Barclays Capital Group
1,950	09/29/18	1.710%	3 Month LIBOR(1)	23,751	—	23,751	Barclays Capital Group
9,260	10/27/18	1.960%	3 Month LIBOR(2)	(185,242)	—	(185,242)	Barclays Capital Group
10,275	11/01/18	1.984%	3 Month LIBOR(2)	(207,498)	—	(207,498)	Barclays Capital Group
30,925	11/02/18	1.880%	3 Month LIBOR(2)	(497,223)	—	(497,223)	Barclays Capital Group
41,000	11/23/18	1.760%	3 Month LIBOR(1)	413,531	—	413,531	Barclays Capital Group
13,200	11/23/18	1.741%	3 Month LIBOR(1)	123,305	—	123,305	Deutsche Bank AG
19,265	11/29/18	1.758%	3 Month LIBOR(1)	184,866	—	184,866	Citigroup Global Markets
25,755	12/05/18	1.813%	3 Month LIBOR(2)	(293,890)	—	(293,890)	Barclays Capital Group
44,500	12/31/18	2.808%	3 Month LIBOR(1)	6,618,756	—	6,618,756	JPMorgan Chase
6,800	12/31/18	3.376%	3 Month LIBOR(1)	1,422,573	—	1,422,573	Citigroup Global Markets
2,950	03/22/19	1.980%	3 Month LIBOR(1)	61,015	—	61,015	Bank of Nova Scotia
2,900	04/13/19	1.638%	3 Month LIBOR(1)	10,365	—	10,365	Bank of Nova Scotia
9,150	05/23/19	1.450%	3 Month LIBOR(1)	(65,658)	—	(65,658)	Bank of Nova Scotia
10,750	06/07/19	1.393%	3 Month LIBOR(1)	(114,115)	—	(114,115)	Bank of Nova Scotia
1,850	06/07/19	1.338%	3 Month LIBOR(1)	(24,103)	—	(24,103)	Bank of Nova Scotia
13,910	07/23/19	1.220%	3 Month LIBOR(2)	216,564	—	216,564	Bank of Nova Scotia
5,000	08/08/19	1.271%	3 Month LIBOR(2)	70,520	—	70,520	Credit Suisse First Boston Corp.
1,660	11/15/19	4.546%	3 Month LIBOR(2)	(801,359)	—	(801,359)	Deutsche Bank AG
3,300	11/28/19	1.208%	3 Month LIBOR(2)	82,115	—	82,115	Barclays Capital Group
3,300	02/26/20	1.487%	3 Month LIBOR(2)	34,020	—	34,020	Barclays Capital Group
2,800	04/04/20	1.455%	3 Month LIBOR(2)	42,164	—	42,164	Barclays Capital Group
1,548	05/15/21	4.419%	3 Month LIBOR(2)	(777,417)	—	(777,417)	Deutsche Bank AG
1,543	05/15/21	4.446%	3 Month LIBOR(2)	(782,721)	—	(782,721)	Deutsche Bank AG
8,030	09/14/21	2.160%	3 Month LIBOR(1)	131,112	—	131,112	Barclays Capital Group
1,310	09/16/21	2.213%	3 Month LIBOR(1)	25,786	—	25,786	Barclays Capital Group
2,580	09/22/21	2.158%	3 Month LIBOR(1)	40,290	—	40,290	Barclays Capital Group
1,250	10/03/21	2.188%	3 Month LIBOR(1)	20,294	—	20,294	Barclays Capital Group
5,300	01/19/22	2.015%	3 Month LIBOR(2)	(36,100)	—	(36,100)	Bank of Nova Scotia
2,950	01/24/22	2.113%	3 Month LIBOR(2)	(39,539)	—	(39,539)	Bank of Nova Scotia
3,700	08/10/22	1.758%	3 Month LIBOR(2)	66,891	—	66,891	Bank of Nova Scotia
6,300	09/11/22	1.833%	3 Month LIBOR(2)	91,554	—	91,554	Bank of Nova Scotia
2,700	10/16/22	1.723%	3 Month LIBOR(1)	(69,899)	—	(69,899)	Barclays Capital Group
3,300	10/25/22	1.801%	3 Month LIBOR(1)	(67,860)	—	(67,860)	Credit Suisse First Boston Corp.
1,300	03/21/23	2.038%	3 Month LIBOR(2)	4,436	—	4,436	Barclays Capital Group
725	02/14/27	2.503%	3 Month LIBOR(1)	14,758	—	14,758	Barclays Capital Group
1,600	12/28/27	2.353%	3 Month LIBOR(1)	(15,029)	—	(15,029)	Barclays Capital Group

				$8,651,336	$—	$8,651,336

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
17,200	06/27/16	0.853%	3 Month LIBOR(1)	$193	$52,113	$51,920
55,805	06/30/16	0.618%	3 Month LIBOR(2)	289	27,920	27,631

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements (continued)
7,020	08/29/16	0.710%	3 Month LIBOR(2)	$105	$2,210	$2,105
9,150	09/06/16	1.170%	3 Month LIBOR(1)	—	65,974	65,974
6,923	08/02/18	1.614%	3 Month LIBOR(2)	—	(35,617)	(35,617)
3,500	08/12/18	1.764%	3 Month LIBOR(1)	—	35,789	35,789
5,750	08/21/18	1.781%	3 Month LIBOR(1)	176	61,601	61,425
6,050	08/22/18	1.745%	3 Month LIBOR(1)	177	56,869	56,692
31,800	10/03/18	1.745%	3 Month LIBOR(1)	—	271,687	271,687
8,250	10/25/18	1.434%	3 Month LIBOR(2)	187	28,835	28,648
9,545	05/31/19	1.730%	3 Month LIBOR(2)	901	9,593	8,692
20,900	06/03/19	1.614%	3 Month LIBOR(2)	244	45,673	45,429
5,570	08/29/19	1.804%	3 Month LIBOR(1)	113	23,155	23,042
4,900	06/17/20	1.836%	3 Month LIBOR(1)	179	(3,401)	(3,580)
8,900	07/02/20	2.143%	3 Month LIBOR(2)	203	(135,279)	(135,482)
8,100	10/22/20	2.113%	3 Month LIBOR(2)	199	(95,865)	(96,064)
4,200	06/03/21	2.105%	3 Month LIBOR(2)	175	(32,238)	(32,413)
8,400	09/06/21	2.226%	3 Month LIBOR(1)	—	115,004	115,004
1,575	10/06/21	2.060%	3 Month LIBOR(2)	—	(4,125)	(4,125)
6,395	10/14/21	2.405%	3 Month LIBOR(1)	—	157,968	157,968
3,100	10/31/21	2.152%	3 Month LIBOR(2)	169	(11,418)	(11,587)
4,150	09/23/23	2.855%	3 Month LIBOR(2)	183	(220,088)	(220,271)
1,510	08/29/24	2.560%	3 Month LIBOR(2)	100	(39,335)	(39,435)

				$3,593	$377,025	$373,432

A U.S. Government Agency obligation with a market value of $425,343 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate swap contracts at December 31, 2014.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$29,923,185	$—
Commercial Mortgage-Backed Securities	—	28,739,524	—
Corporate Bonds	—	37,991,140	—
Municipal Bond	—	253,195	—
Non-Corporate Foreign Agencies	—	1,176,758	—
Sovereigns	—	10,617,341	—
U.S. Government Agency Obligations	—	42,078,153	—
U.S. Treasury Obligations	—	4,959,534	—
Affiliated Money Market Mutual Fund	19,430,754	—	—
Options Purchased	8,422	—	—
Options Written	(3,062)	—	—
Other Financial Instruments*
Futures Contracts	(93,681)	—	—
Over-the-counter interest rate swaps	—	8,651,336	—
Exchange-traded interest rate swaps	—	373,432	—

Total	$19,342,433	$164,763,598	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

U.S. Government Agency Obligations	25.1%
Non-Residential Mortgage-Backed Securities	17.8
Commercial Mortgage-Backed Securities	17.1
Affiliated Money Market Mutual Fund (including 9.9% of collateral for securities on loan)	11.6
Banking	11.0
Sovereigns	6.3
U.S. Treasury Obligations	3.0
Telecommunications	1.9
Capital Goods	1.9
Insurance	1.5
Technology	1.3
Healthcare & Pharmaceutical	0.9
Energy – Integrated	0.9
Non-Corporate Foreign Agencies	0.7
Non-Captive Finance	0.6

Retailers	0.5%
Pipelines & Other	0.4
Healthcare Insurance	0.4
Electric	0.3
Railroads	0.3
Cable	0.3
Tobacco	0.2
Municipal Bonds	0.2
Foods	0.1
Media & Entertainment	0.1

104.4
Liabilities in excess of other assets	(4.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$25,383	*	Due from/to broker — variation margin futures	$119,064	*
Interest rate contracts	Due from/to broker — variation margin swaps	952,006	*	Due from/to broker — variation margin swaps	578,574	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	13,700,993		Unrealized depreciation on over-the-counter swap agreements	5,049,657
Interest rate contracts	Unaffiliated investments	8,422		Options written oustanding, at value	(3,062)

Total		$14,686,804			$5,744,233

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the six months ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(95,156)	$(6,177)	$149,395	$5,404,250	$5,452,312

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$26,990	$5,952	$(643,724)	$(3,768,549)	$(4,379,331)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swap Agreements(2)
$93,719	$13,444,000	$28,119,600	$48,794,099	$995,900,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$223,575	$—	$(274,252)	$—
Bank of Nova Scotia	531,979	(531,979)	—	—
Barclays Capital Group	4,496,730	(1,867,339)	(2,530,686)	98,705
Citigroup Global Markets	1,607,439	(66,440)	(1,663,000)	—
Credit Suisse First Boston Corp	99,209	(67,860)	—	31,349
Deutsche Bank AG	123,305	(123,305)	—	—
JPMorgan Chase.	6,618,756	—	(7,914,700)	—

	$13,700,993

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	(686,521)	531,979	320,290	—
Barclays Capital Group	(1,867,339)	1,867,339	—	—
Citigroup Global Markets	(66,440)	66,440	—	—
Credit Suisse First Boston Corp.	(67,860)	67,860	—	—
Deutsche Bank AG	(2,361,497)	123,305	2,255,406	—
JPMorgan Chase.	—	—	—	—

	$(5,049,657)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2018 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $16,178,266:
Unaffiliated investments (cost $154,501,771)	$155,747,252
Affiliated investments (cost $19,430,754)	19,430,754
Cash	656
Unrealized appreciation on over-the-counter swap agreements	13,700,993
Dividends and interest receivable	710,913
Prepaid expenses	1,480

Total Assets	189,592,048

LIABILITIES:
Payable to broker for collateral for securities on loan	16,550,224
Unrealized depreciation on over-the-counter swap agreements	5,049,657
Advisory fees payable	90,323
Accrued expenses and other liabilities	62,407
Payable for fund share repurchased	57,048
Due to broker—variation margin swaps	17,117
Due to broker—variation margin futures	8,237
Options written outstanding, at value (premiums received $9,014 )	3,062
Distribution fee payable	2,749
Affiliated transfer agent fee payable	361

Total Liabilities	21,841,185

NET ASSETS	$167,750,863

Net assets were comprised of:
Paid-in capital	$94,271,468
Retained earnings	73,479,395

Net assets, December 31, 2014	$167,750,863

Net asset value and redemption price per share, $167,750,863 / 13,592,893 outstanding shares of beneficial interest	$12.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income (net of $7,416 foreign withholding tax)	$3,738,483
Affiliated income from securities lending, net	18,792
Affiliated dividend income	3,019

3,760,294

EXPENSES
Advisory fees	1,239,406
Distribution fee	195,596
Custodian and accounting fees	76,000
Audit fee	58,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	8,000
Insurance expenses	5,000
Loan interest expense	927
Miscellaneous	9,645

Total expenses	1,631,574

NET INVESTMENT INCOME	2,128,720

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	703,483
Futures transactions	149,395
Swap agreement transactions	5,404,250
Options written transactions	(6,177)

6,250,951

Net change in unrealized appreciation (depreciation) on:
Investments	2,009,334
Futures	(643,724)
Swap agreements	(3,768,549)
Options written	5,952

(2,396,987)

NET GAIN ON INVESTMENTS	3,853,964

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,982,684

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,128,720	$3,007,921	(a)(1)
Net realized gain on investment transactions	6,250,951	20,021,488	(a)(2)
Net change in unrealized appreciation (depreciation) on investments	(2,396,987)	(33,818,879	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,982,684	(10,789,470	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [1,249,622 and 9,951,226 shares, respectively]	15,338,900	119,625,787
Fund share repurchased [8,357,779 and 30,793,504 shares, respectively]	(102,302,139)	(375,729,001)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(86,963,239)	(256,103,214)

TOTAL DECREASE IN NET ASSETS	(80,980,555)	(266,892,684)
NET ASSETS:
Beginning of year	248,731,418	515,624,102

End of year	$167,750,863	$248,731,418

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $3,672,592.
(2)	Previously $19,379,544.
(3)	Previously $(33,841,606).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 81.7% ASSET-BACKED SECURITIES — 18.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-2, Class A3	0.740%		04/15/16	25	$25,436
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	300	299,926
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	400	399,622
American Express Credit Account Master Trust, Series 2012-5, Class C, 144A	1.070%		05/15/18	400	401,108
American Express Credit Account Master Trust, Series 2014-1, Class A	0.531%	(c)	12/15/21	500	498,480
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.437%	(c)	10/10/17	400	399,878
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	500	500,158
BA Credit Card Trust, Series 2014-A2, Class A	0.431%	(c)	09/16/19	500	499,084
Bank of America Auto Trust, Series 2012-1, Class A3	0.780%		06/15/16	34	33,760
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	400	400,163
CarMax Auto Owner Trust, Series 2012-1, Class A3	0.890%		09/15/16	65	65,053
Chase Issuance Trust, Series 2007-C1, Class C1	0.621%	(c)	04/15/19	900	894,731
Chase Issuance Trust, Series 2014-A1, Class A1	1.150%		01/15/19	600	599,705
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	200	199,937
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	500	499,947
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.301%	(c)	12/17/18	1,000	996,715
Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3	1.110%		07/23/18	500	501,366
Discover Card Execution Note Trust, Series 2012-A5, Class A5	0.361%	(c)	01/16/18	800	799,870
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	299	299,957
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	300	303,354
Ford Credit Auto Owner Trust, Series 2012-D, Class A3	0.510%		04/15/17	228	227,774
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.541%	(c)	01/15/18	700	700,258
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.565%	(c)	04/20/18	800	798,947
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.615%	(c)	10/20/19	400	400,162
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	1,200	1,201,033
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.461%	(c)	02/15/18	950	948,917
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B	0.531%	(c)	06/15/17	175	174,819
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	200	199,270
Volkswagen Auto Lease Trust, Series 2013-A, Class A2A	0.630%		12/20/15	184	184,071

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.515%	(c)	07/22/19	400	$400,272

TOTAL ASSET-BACKED SECURITIES (cost $13,730,928)					13,853,773

COMMERCIAL MORTGAGE-BACKED SECURITIES — 19.4%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A2	5.309%		10/10/45	20	20,316
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	1,400	1,410,634
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AAB	5.703%		06/11/50	158	159,368
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	1,600	1,617,304
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	140	139,917
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%		03/10/46	900	908,296
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	1,600	1,618,976
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4	5.100%	(c)	08/15/38	342	346,235
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%		06/25/20	145	154,755
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	200	205,232
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	983	1,041,080
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class A4	5.236%	(c)	12/15/44	1,467	1,491,115
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772%	(c)	06/15/49	7	6,535
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	900	901,616
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	500	504,246
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM	5.107%		07/12/38	500	508,445
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class A4	5.467%	(c)	02/12/39	138	143,107
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49	945	1,000,753
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	620	640,169
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	1,000	1,026,722
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	127	134,081
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.941%	(c)	02/15/51	379	404,455

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,871,760)					14,383,357

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS — 18.5%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Automotive — 0.3%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%	01/16/18	240	$241,391

Banking — 10.6%
Bank of America Corp., Sr. Unsec’d. Notes	2.600%	01/15/19	250	251,944
Bank of America Corp., Sr. Unsec’d. Notes(h)	5.700%	01/24/22	325	376,492
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.500%	04/01/15	205	206,926
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%	10/29/15	2,515	2,536,820
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	6.750%	05/22/19	165	194,156
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%	01/14/22	300	327,827
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%	05/22/19	150	186,910
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	740	738,072
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	300	347,036
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%	03/15/20	35	39,224
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.000%	03/30/22	200	212,859
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%	09/23/22	275	276,602
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%	04/23/19	175	203,276
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%	07/28/21	375	425,580
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.000%	04/28/15	245	248,965
PNC Bank NA, Sub. Notes	2.950%	01/30/23	250	244,298
Royal Bank of Canada (Canada), Covered Bonds	2.200%	09/23/19	235	236,720
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	6.125%	01/11/21	60	70,703
Wachovia Corp., Sr. Unsec’d. Notes, MTN	5.750%	02/01/18	675	755,852

				7,880,262

Cable — 0.2%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	130	128,720

Capital Goods — 0.1%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	60	64,820

Chemicals — 0.9%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	45	43,928
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	225	268,057
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	350	381,767

				693,752

Electric — 0.2%
Duke Energy Progress, Inc., First Mortgage	5.300%	01/15/19	100	112,045

Energy – Integrated — 0.5%
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	350	392,598

Energy – Other
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	30	29,474

Healthcare Insurance — 0.1%
Anthem, Inc., Sr. Unsec’d. Notes	2.250%	08/15/19	70	69,298

Insurance — 1.0%
American International Group, Inc., Sr. Unsec’d. Notes	2.300%	07/16/19	230	230,234

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	60	$67,086
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	190	230,237
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	200	196,898

				724,455

Media & Entertainment — 0.1%
Viacom, Inc., Sr. Unsec’d. Notes (original cost $93,122; purchased 02/15/11)(f)(g)	4.500%	03/01/21	95	101,988

Non-Captive Finance — 0.5%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	200	202,499
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.000%	08/07/19	150	174,477

				376,976

Pipelines & Other — 0.6%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	125	155,364
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	250	269,755

				425,119

Retailers — 1.0%
CVS Health Corp., Sr. Unsec’d. Notes	2.250%	08/12/19	420	418,246
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.125%	02/01/19	305	332,206

				750,452

Technology — 1.3%
Apple, Inc., Sr. Unsec’d. Notes(h)	1.000%	05/03/18	760	748,722
Xerox Corp., Sr. Unsec’d. Notes	6.750%	02/01/17	180	198,401

				947,123

Telecommunications — 0.9%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	110	115,094
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A	2.625%	02/21/20	515	509,112

				624,206

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	131	166,345

TOTAL CORPORATE BONDS (cost $13,432,574)				13,729,024

MUNICIPAL BOND — 0.2%
California
State of California, Taxable GO, Ser. Var. Purp. 3 (cost $125,037)	5.450%	04/01/15	125	126,598

NON-CORPORATE FOREIGN AGENCIES — 2.2%
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%	10/03/18	1,140	1,140,848
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	402	397,567

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Statoil ASA (Norway), Gtd. Notes	5.250%		04/15/19	100	$112,422

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,634,686)					1,650,837

SOVEREIGNS — 4.9%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	300	300,035
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%		02/14/17	800	800,656
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%		05/22/15	300	300,225
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%		04/25/16	200	199,654
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	300	306,387
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%		05/18/15	300	299,997
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%		09/12/15	300	299,729
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	1,180	1,154,262

TOTAL SOVEREIGNS (cost $3,682,813)					3,660,945

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.0%
Federal Home Loan Mortgage Corp.(k)	2.375%		01/13/22	510	515,251
Federal National Mortgage Assoc.	0.875%		05/21/18	155	152,423
Federal National Mortgage Assoc.(h)	1.750%		06/20/19	685	688,376
Federal National Mortgage Assoc.	1.750%		11/26/19	175	175,105
Federal National Mortgage Assoc.	1.875%		02/19/19	20	20,303
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.602%	(s)	05/11/18	100	95,086
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	2.224%	(s)	09/26/19	705	643,133
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.232%	(s)	03/15/22	95	79,711
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	4.449%	(s)	03/15/20	1,000	897,538
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		04/26/24	450	557,908
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	1.566%	(s)	07/15/20	1,865	1,656,502
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		09/15/24	1,190	1,205,211

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,580,631)					6,686,547

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. TREASURY OBLIGATIONS — 8.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bonds	2.875%		05/15/43	20	$20,456
U.S. Treasury Bonds	3.000%		11/15/44	225	236,461
U.S. Treasury Bonds	3.375%		05/15/44	10	11,258
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/19	405	400,883
U.S. Treasury Notes	0.875%		10/15/17	10	9,962
U.S. Treasury Notes	1.500%		05/31/19-11/30/19	608	604,598
U.S. Treasury Notes	1.625%		04/30/19-12/31/19	105	104,992
U.S. Treasury Notes(h)	1.875%		11/30/21	580	576,602
U.S. Treasury Notes(h)	2.000%		10/31/21	2,000	2,005,156
U.S. Treasury Notes	2.125%		12/31/21	2,330	2,352,573
U.S. Treasury Notes	2.250%		03/31/21-11/15/24	140	142,363
U.S. Treasury Strips Coupon	2.783%	(s)	02/15/25	150	117,991

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,562,695)					6,583,295

TOTAL LONG-TERM INVESTMENTS (cost $60,621,124)					60,674,376

				Shares
SHORT-TERM INVESTMENTS — 4.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 4.1%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $3,080,695)(w)(Note 4)				3,080,695	3,080,695

OPTIONS PURCHASED*				Notional Amount (000)#
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38				3,800	2,969
expiring 01/23/15, Strike Price $110.00				3,800	297

TOTAL OPTIONS PURCHASED (cost $5,411)					3,266

TOTAL SHORT-TERM INVESTMENTS (cost $3,086,106)					3,083,961

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 85.8% (cost $63,707,230)					63,758,337

OPTION WRITTEN*
Call Option
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $3,495)				7,600	(1,188)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 85.8% (cost $63,703,735)					63,757,149
Other assets in excess of liabilities(x) — 14.2%					10,549,924

NET ASSETS — 100.0%					$74,307,073

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See	the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(f)	Indicates a restricted security; the aggregate cost of such security is $93,122. The aggregate value of $101,988 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
8	2 Year U.S. Treasury Notes	Mar. 2015	$1,746,965	$1,748,750	$1,785
33	5 Year U.S. Treasury Notes	Mar. 2015	3,924,627	3,924,679	52
69	10 Year U.S. Treasury Notes	Mar. 2015	8,733,265	8,748,985	15,720
2	U.S. Ultra Bonds	Mar. 2015	323,448	330,375	6,927

					24,484

Short Position:
14	U.S. Long Bonds	Mar. 2015	1,990,269	2,023,875	(33,606)

					$(9,122)

(1)	A U.S. Government Agency obligation with a market value of $222,265 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
2,000	08/08/15	0.528%	3 Month LIBOR(2)	$(6,227)	$—	$(6,227)	Credit Suisse First Boston Corp.
1,550	08/20/15	0.615%	3 Month LIBOR(2)	(6,058)	—	(6,058)	Bank of Nova Scotia
465	03/22/16	0.535%	3 Month LIBOR(2)	(742)	—	(742)	Citigroup Global Markets
460	08/04/16	1.528%	3 Month LIBOR(2)	(8,761)	—	(8,761)	Citigroup Global Markets
250	12/30/16	1.328%	3 Month LIBOR(1)	2,242	—	2,242	Citigroup Global Markets
2,750	01/03/17	1.273%	3 Month LIBOR(1)	36,859	—	36,859	Citigroup Global Markets
390	01/03/17	1.311%	3 Month LIBOR(2)	(5,603)	—	(5,603)	Citigroup Global Markets
2,100	12/11/17	0.738%	3 Month LIBOR(2)	31,324	—	31,324	Barclays Capital Group
3,500	01/15/18	0.915%	3 Month LIBOR(2)	26,573	—	26,573	Barclays Capital Group
2,000	03/06/18	0.903%	3 Month LIBOR(2)	21,533	—	21,533	Barclays Capital Group
700	03/13/18	1.044%	3 Month LIBOR(2)	4,403	—	4,403	Barclays Capital Group
2,200	03/27/18	1.003%	3 Month LIBOR(2)	18,739	—	18,739	Barclays Capital Group
402	05/17/18	0.989%	3 Month LIBOR(2)	5,044	—	5,044	Credit Suisse First Boston Corp.
1,500	08/22/18	1.665%	3 Month LIBOR(2)	(18,953)	—	(18,953)	JPMorgan Chase
600	09/01/18	1.820%	3 Month LIBOR(2)	(10,885)	—	(10,885)	Citigroup Global Markets
460	11/08/18	1.738%	3 Month LIBOR(2)	(4,659)	—	(4,659)	Citigroup Global Markets
1,070	01/12/19	1.699%	3 Month LIBOR(2)	(13,363)	—	(13,363)	Citigroup Global Markets
3,075	07/23/19	1.220%	3 Month LIBOR(2)	47,874	—	47,874	Bank of Nova Scotia
2,250	10/03/19	1.199%	3 Month LIBOR(1)	(48,830)	—	(48,830)	Citigroup Global Markets
957	11/15/19	4.546%	3 Month LIBOR(2)	(461,801)	—	(461,801)	Deutsche Bank AG
79,000	12/31/19	1.891%	3 Month LIBOR(1)	4,628,060	—	4,628,060	Bank of America
10,965	12/31/19	3.538%	3 Month LIBOR(1)	2,697,077	—	2,697,077	JPMorgan Chase
10,600	12/31/19	4.137%	3 Month LIBOR(1)	4,430,859	—	4,430,859	JPMorgan Chase
670	12/31/19	2.005%	3 Month LIBOR(2)	(44,823)	—	(44,823)	Bank of America

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
1,700	02/22/20	1.550%	3 Month LIBOR(2)	$11,419	$—	$11,419	Citigroup Global Markets
1,900	04/16/20	1.359%	3 Month LIBOR(2)	39,744	—	39,744	JPMorgan Chase
900	04/18/20	1.346%	3 Month LIBOR(2)	19,618	—	19,618	JPMorgan Chase
957	05/15/20	4.246%	3 Month LIBOR(2)	(427,536)	—	(427,536)	Deutsche Bank AG
892	05/15/21	4.419%	3 Month LIBOR(2)	(448,003)	—	(448,003)	Deutsche Bank AG
889	05/15/21	4.446%	3 Month LIBOR(2)	(451,060)	—	(451,060)	Deutsche Bank AG
450	08/11/21	2.570%	3 Month LIBOR(1)	20,656	—	20,656	Hong Kong & Shanghai Bank
7,375	08/15/21	2.395%	3 Month LIBOR(1)	250,395	—	250,395	JPMorgan Chase
850	08/24/21	2.253%	3 Month LIBOR(1)	20,242	—	20,242	Bank of America
360	08/24/21	2.255%	3 Month LIBOR(1)	8,637	—	8,637	Citigroup Global Markets
310	09/09/21	2.205%	3 Month LIBOR(2)	(6,087)	—	(6,087)	Barclays Capital Group
105	09/27/21	1.933%	3 Month LIBOR(1)	26	—	26	Citigroup Global Markets
140	10/04/21	2.108%	3 Month LIBOR(1)	1,522	—	1,522	Citigroup Global Markets
360	10/06/21	2.038%	3 Month LIBOR(2)	(2,183)	—	(2,183)	Citigroup Global Markets
830	10/19/21	2.358%	3 Month LIBOR(2)	(21,988)	—	(21,988)	Barclays Capital Group
290	11/01/21	2.483%	3 Month LIBOR(2)	(9,818)	—	(9,818)	Barclays Capital Group
150	11/30/21	2.229%	3 Month LIBOR(1)	2,251	—	2,251	JPMorgan Chase
915	12/05/21	2.271%	3 Month LIBOR(2)	(15,963)	—	(15,963)	Barclays Capital Group
330	12/06/21	2.238%	3 Month LIBOR(2)	(5,006)	—	(5,006)	Barclays Capital Group
13,500	01/13/22	1.690%	3 Month LIBOR(2)	215,095	—	215,095	Bank of Nova Scotia
4,600	01/13/22	1.605%	3 Month LIBOR(1)	(101,409)	—	(101,409)	Bank of Nova Scotia
325	02/02/22	1.914%	3 Month LIBOR(2)	476	—	476	Citigroup Global Markets
800	03/28/22	2.350%	3 Month LIBOR(1)	20,706	—	20,706	Barclays Capital Group
750	08/29/22	1.777%	3 Month LIBOR(2)	13,334	—	13,334	Citigroup Global Markets
750	09/25/22	1.785%	3 Month LIBOR(1)	(14,412)	—	(14,412)	Barclays Capital Group
700	10/12/22	1.741%	3 Month LIBOR(1)	(16,917)	—	(16,917)	Barclays Capital Group
1,100	03/21/23	2.038%	3 Month LIBOR(2)	3,754	—	3,754	Barclays Capital Group
1,200	05/08/23	1.815%	3 Month LIBOR(2)	30,137	—	30,137	Barclays Capital Group
1,135	09/30/26	2.628%	3 Month LIBOR(1)	37,189	—	37,189	Citigroup Global Markets
700	12/28/27	2.353%	3 Month LIBOR(1)	(6,575)	—	(6,575)	Barclays Capital Group

				$10,488,126	$—	$10,488,126

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
17,240	06/30/16	0.618%	3 Month LIBOR(2)	$193	$8,626	$8,433
3,210	08/29/16	0.710%	3 Month LIBOR(2)	96	1,011	915
10,000	10/16/17	1.233%	3 Month LIBOR(1)	175	4,694	4,519
2,490	08/02/18	1.614%	3 Month LIBOR(2)	—	(12,810)	(12,810)
2,600	08/06/18	1.693%	3 Month LIBOR(1)	—	20,351	20,351
1,950	09/18/18	1.724%	3 Month LIBOR(2)	159	(15,756)	(15,915)
845	10/03/18	1.745%	3 Month LIBOR(1)	—	7,219	7,219
19,725	05/31/19	1.730%	3 Month LIBOR(2)	634	19,825	19,191
17,750	06/03/19	1.614%	3 Month LIBOR(2)	230	38,789	38,559
2,540	08/29/19	1.804%	3 Month LIBOR(1)	99	10,559	10,460
6,200	10/16/19	1.834%	3 Month LIBOR(2)	178	(28,050)	(28,228)
13,905	12/31/19	3.018%	6 Month LIBOR(2)	—	(2,407,379)	(2,407,379)
2,500	06/13/20	1.923%	3 Month LIBOR(1)	—	9,719	9,719
3,300	06/17/20	1.836%	3 Month LIBOR(1)	—	(2,291)	(2,291)
11,800	06/27/20	2.200%	3 Month LIBOR(1)	—	215,718	215,718
7,700	07/02/20	2.143%	3 Month LIBOR(2)	—	(117,039)	(117,039)
3,200	07/10/20	2.401%	3 Month LIBOR(1)	—	92,356	92,356
2,350	08/20/20	2.368%	3 Month LIBOR(1)	164	62,698	62,534
2,500	08/21/20	2.440%	3 Month LIBOR(1)	129	76,459	76,330
5,450	08/22/20	2.410%	3 Month LIBOR(1)	(183)	157,660	157,843
7,865	09/15/20	1.583%	3 Month LIBOR(2)	—	131,019	131,019

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements (continued)
460	10/01/20	2.523%	3 Month LIBOR(2)	$—	$(16,001)	$(16,001)
3,850	10/22/20	2.113%	3 Month LIBOR(2)	173	(45,565)	(45,738)
5,500	10/25/20	2.054%	3 Month LIBOR(2)	183	(46,755)	(46,938)
4,050	06/03/21	2.105%	3 Month LIBOR(2)	174	(31,087)	(31,261)
1,360	10/31/21	2.152%	3 Month LIBOR(2)	158	(5,009)	(5,167)
8,250	09/23/23	2.855%	3 Month LIBOR(2)	216	(437,524)	(437,740)
1,650	12/17/23	2.932%	3 Month LIBOR(1)	163	97,792	97,629
690	08/29/24	2.560%	3 Month LIBOR(2)	93	(17,975)	(18,068)

				$3,034	$(2,228,746)	$(2,231,780)

A U.S. Government Agency obligation and a U.S. Treasury obligation with a combined market value of $1,129,313 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate swap contracts at December 31, 2014.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$13,853,773	$—
Commercial Mortgage-Backed Securities	—	14,383,357	—
Corporate Bonds	—	13,729,024	—
Municipal Bond	—	126,598	—
Non-Corporate Foreign Agencies	—	1,650,837	—
Sovereigns	—	3,660,945	—
U.S. Government Agency Obligations	—	6,686,547	—
U.S. Treasury Obligations	—	6,583,295	—
Affiliated Money Market Mutual Fund	3,080,695	—	—
Options Purchased	3,266	—	—
Option Written	(1,188)	—	—
Other Financial Instruments*
Futures Contracts	(9,122)	—	—
Over-the-counter interest rate swaps	—	10,488,126	—
Exchange-traded interest rate swaps	—	(2,231,780)	—

Total	$3,073,651	$68,930,722	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

Commercial Mortgage-Backed Securities	19.4%
Non-Residential Mortgage-Backed Securities	18.6
Banking	10.6
U.S. Government Agency Obligations	9.0
U.S. Treasury Obligations	8.9
Sovereigns	4.9
Affiliated Money Market Mutual Fund	4.1
Non-Corporate Foreign Agencies	2.2
Technology	1.3
Retailers	1.0
Insurance	1.0
Chemicals	0.9
Telecommunications	0.9
Pipelines & Other	0.6

Energy – Integrated	0.5%
Non-Captive Finance	0.5
Automotive	0.3
Tobacco	0.2
Cable	0.2
Municipal Bonds	0.2
Electric	0.2
Media & Entertainment	0.1
Healthcare Insurance	0.1
Capital Goods	0.1

85.8
Other assets in excess of liabilities	14.2

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$24,484	*	Due from/to broker — variation margin futures	$33,606	*
Interest rate contracts	Due from/to broker — variation margin swaps	952,795	*	Due from/to broker — variation margin swaps	3,184,575	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	12,645,788		Unrealized depreciation on over-the-counter swap agreements	2,157,662
Interest rate contracts	Unaffiliated investments	3,266		Options written outstanding, at value	1,188

Total		$13,626,333			$5,377,031

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(46,760)	$(1,581)	$(350,025)	$(1,120,814)	$(1,519,180)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$13,335	$2,307	$(333,280)	$3,811,838	$3,494,200

*	Included in net change unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swap Agreements(2)
$43,418	$5,836,000	$9,386,610	$24,762,730	$324,149,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$4,648,302	$(44,823)	$(5,269,798)	$—
Bank of Nova Scotia	262,969	(107,467)	(275,983)	—
Barclays Capital Group	157,169	(96,766)	—	60,403
Citigroup Global Markets	111,704	(95,026)	—	16,678
Credit Suisse First Boston Corp.	5,044	(5,044)	—	—
Deutsche Bank AG	—	—	—	—
Hong Kong & Shanghai Bank	20,656	—	—	20,656
JPMorgan Chase	7,439,944	(18,953)	(7,704,694)	—

	$12,645,788

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(44,823)	$44,823	$—	$—
Bank of Nova Scotia	(107,467)	107,467	—	—
Barclays Capital Group	(96,766)	96,766	—	—
Citigroup Global Markets	(95,026)	95,026	—	—
Credit Suisse First Boston Corp.	(6,227)	5,044	—	(1,183)
Deutsche Bank AG	(1,788,400)	—	1,844,976	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	(18,953)	18,953	—	—

	$(2,157,662)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2019 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $60,626,535)	$60,677,642
Affiliated investments (cost $3,080,695)	3,080,695
Cash	383
Unrealized appreciation on over-the-counter swap agreements	12,645,788
Receivable for investments sold	2,363,784
Dividends and interest receivable	255,578
Due from broker—variation margin futures	19,070
Prepaid expenses	827

Total Assets	79,043,767

LIABILITIES:
Payable for investments purchased	2,351,753
Unrealized depreciation on over-the-counter swap agreements	2,157,662
Payable for fund share repurchased	76,146
Accrued expenses and other liabilities	62,562
Due to broker—variation margin swaps	46,023
Advisory fees payable	39,779
Distribution fee payable	1,220
Options written outstanding, at value (premiums received $3,495 )	1,188
Affiliated transfer agent fee payable	361

Total Liabilities	4,736,694

NET ASSETS	$74,307,073

Net assets were comprised of:
Paid-in capital	$67,681,145
Retained earnings	6,625,928

Net assets, December 31, 2014	$74,307,073

Net asset value and redemption price per share, $74,307,073 / 7,237,371 outstanding shares of beneficial interest	$10.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$1,606,993
Affiliated dividend income	3,846

1,610,839

EXPENSES
Advisory fees	569,511
Distribution fee	89,878
Custodian and accounting fees	73,000
Audit fee	58,000
Legal fees and expenses	11,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Loan interest expense	398
Miscellaneous	8,683

Total expenses	841,470

NET INVESTMENT INCOME	769,369

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investment transactions	(13,460)
Futures transactions	(350,025)
Swap agreement transactions	(1,120,814)
Options written transactions	(1,581)

(1,485,880)

Net change in unrealized appreciation (depreciation) on:
Investments	1,429,792
Futures	(333,280)
Swap agreements	3,811,838
Options written	2,307

4,910,657

NET GAIN ON INVESTMENTS	3,424,777

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,194,146

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$769,369	$930,108	(a)(1)
Net realized gain (loss) on investment transactions	(1,485,880)	84,716	(a)(2)
Net change in unrealized appreciation (depreciation) on investments	4,910,657	(7,385,600	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,194,146	(6,370,776	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [1,139,325 and 10,103,389 shares, respectively]	11,599,026	99,666,125
Fund share repurchased [5,734,928 and 17,494,934 shares, respectively]	(58,005,941)	(175,743,700)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(46,406,915)	(76,077,575)

TOTAL DECREASE IN NET ASSETS	(42,212,769)	(82,448,351)
NET ASSETS:
Beginning of year	116,519,842	198,968,193

End of year	$74,307,073	$116,519,842

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $1,221,745.
(2)	Previously $(97,748).
(3)	Previously $(7,494,773).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 97.5% ASSET-BACKED SECURITIES — 18.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities — 18.9%
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	1,000	$999,056
Ally Auto Receivables Trust 2014-3, Series 3, Class A2	0.810%		09/15/17	800	799,803
Ally Master Owner Trust, Series 2014-4, Class A1	0.561%	(c)	06/17/19	700	696,598
Ally Master Owner Trust, Series 2014-5, Class A1	0.646%	(c)	10/15/19	600	600,000
American Express Credit Account Master Trust, Series 2012-5, Class C, 144A	1.070%		05/15/18	500	501,386
American Express Credit Account Master Trust, Series 2013-1, Class A	0.581%	(c)	02/16/21	1,800	1,807,331
American Express Credit Account Master Trust, Series 2014-1, Class A	0.531%	(c)	12/15/21	1,000	996,961
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2	0.740%		11/08/16	135	134,634
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.437%	(c)	10/10/17	500	499,848
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	800	799,958
BA Credit Card Trust, Series 2014-A2, Class A	0.431%	(c)	09/16/19	1,000	998,168
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	900	900,366
CarMax Auto Owner Trust, Series 2013-2, Class A2	0.420%		06/15/16	50	50,118
Chase Issuance Trust, Series 2007-C1, Class C1	0.621%	(c)	04/15/19	1,200	1,192,975
Chase Issuance Trust, Series 2012-A5, Class A5	0.590%		08/15/17	500	500,158
Chase Issuance Trust, Series 2014-A1, Class A	1.150%		01/15/19	1,400	1,399,313
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	400	399,874
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	1,100	1,099,883
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.301%	(c)	12/17/18	600	598,029
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	500	554,590
Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2	1.020%		02/22/19	1,000	996,155
Discover Card Execution Note Trust, Series 2013-A3, Class A3	0.341%	(c)	10/15/18	800	799,478
Discover Card Execution Note Trust, Series 2014-A1, Class A1	0.591%	(c)	07/15/21	700	701,515
Discover Card Execution Note Trust, Series A4, Class A4	2.120%		12/15/21	800	801,783
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	374	374,946
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	1,195	1,195,000
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	200	202,236
Ford Credit Auto Owner Trust, Series 2013-B, Class A3	0.570%		10/15/17	636	636,248
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	400	402,135
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	500	501,288

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust A, Series 2014-4, Class A2	0.511%	(c)	08/15/19	1,000	$998,215
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.565%	(c)	04/20/18	1,305	1,303,283
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.615%	(c)	10/20/19	1,000	1,000,406
GE Equipment Small Ticket LLC, Series 2012-1A, Class A3, 144A	1.040%		09/21/15	12	12,196
GE Equipment Small Ticket LLC, Series 2013-1A, Class A2, 144A	0.730%		01/25/16	191	191,087
Honda Auto Receivables Owner Trust, Series 2013-2, Class A3	0.530%		02/16/17	400	399,992
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	1,000	1,000,861
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.421%	(c)	08/16/21	400	398,110
MMAF Equipment Finance LLC, Series 2013-AA, Class A2, 144A	0.690%		05/09/16	249	249,120
Nissan Auto Lease, Series 2013-A, Class A2B	0.291%	(c)	09/15/15	116	116,288
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.461%	(c)	02/15/18	200	199,772
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B	0.531%	(c)	06/15/17	408	407,910
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	500	498,176
Volkswagen Auto Lease Trust, Series 2013-A, Class A2A	0.630%		12/21/15	230	230,089
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.515%	(c)	07/22/19	800	800,543
World Omni Auto Receivables Trust, Series 2013-A3, Class A3	0.640%		04/16/18	1,000	999,369

TOTAL ASSET-BACKED SECURITIES (cost $30,956,420)					30,945,250

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5	4.857%	(c)	07/10/43	157	157,326
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	2,400	2,418,230
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987%		04/10/46	1,200	1,204,568
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class A2	2.122%		03/10/46	700	706,453
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	3,700	3,740,016
Commercial Mortgage Trust, Series 2005-GG5, Class AM	5.277%	(c)	04/10/37	810	827,660
Commercial Mortgage Trust, Series 2006-C7, Class A1A	5.745%	(c)	06/10/46	770	808,908
Commercial Mortgage Trust, Series 2012-CCRE1, Class A2	2.350%		05/15/45	1,000	1,015,235
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	2,100	2,124,906
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4	5.100%	(c)	08/15/38	683	692,470

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	90	$94,697
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A7A	4.974%	(c)	07/10/45	800	808,615
GS Mortgage Securities Corp II, Series 2005-GG4, Class A4A	4.751%		07/10/39	529	529,936
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A3	3.272%		07/15/45	700	723,394
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2013-C13, Class A2	2.665%		01/15/46	1,600	1,634,554
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class AM	4.948%	(c)	09/12/37	990	1,008,052
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A4	4.738%		07/15/42	200	200,346
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772%	(c)	06/15/49	6	5,809
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4	5.882%	(c)	02/15/51	170	184,014
JPMorgan Chase Commercial Mortgage Series Trust, Series 2013-LC11, Class A3	2.592%		04/15/46	400	400,254
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5	5.150%	(c)	04/15/30	558	558,423
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	2,475	2,496,020
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4	4.747%	(c)	06/12/43	415	417,555
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49	945	1,000,753
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	1,000	994,096
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	2,400	2,440,118
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	300	308,017
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.269%	(c)	12/15/44	181	184,408
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	195	206,279
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2	2.684%		11/15/44	190	194,616
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	200	200,508
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	1,200	1,232,272

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $30,203,812)					29,518,508

CORPORATE BONDS — 19.0%
Automotive — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	200	247,732

Banking — 10.3%
American Express Co., Sr. Unsec’d. Notes	1.550%		05/22/18	410	406,102
American Express Credit Corp., Sr. Unsec’d. Notes	2.125%		07/27/18	475	479,215
Bank of America Corp., Sr. Unsec’d. Notes	2.600%		01/15/19	510	513,966
Bank of America Corp., Sr. Unsec’d. Notes	5.625%		07/01/20	650	740,084

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Bank of New York Mellon Corp (The), Sr. Unsec’d. Notes(h)	1.969%	06/20/17	675	$685,042
Bank of New York Mellon Corp (The), Sr. Unsec’d. Notes, MTN	3.650%	02/04/24	215	224,844
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%	10/29/15	2,795	2,819,249
Bank of Nova Scotia (Canada), Covered Bonds, 144A	2.150%	08/03/16	2,540	2,586,909
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%	01/14/22	350	382,465
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%	05/22/19	400	498,427
Citigroup, Inc., Sub. Notes	5.500%	09/13/25	320	354,082
Discover Bank, Sr. Unsec’d. Notes(a)	2.000%	02/21/18	300	299,218
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	6.150%	04/01/18	300	336,726
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	5.375%	03/15/20	980	1,098,283
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%	07/22/20	550	596,187
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	4.500%	01/24/22	250	272,938
JPMorgan Chase & Co., Sub. Notes(a)	3.375%	05/01/23	80	79,145
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes(a)(h)	2.300%	01/30/19	1,425	1,431,162
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	125	143,494
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	2.125%	04/25/18	220	220,127
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	5.500%	01/26/20	550	618,821
PNC Bank NA, Sr. Unsec’d. Notes	2.200%	01/28/19	575	575,302
PNC Bank NA, Sub. Notes	3.800%	07/25/23	250	257,699
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	2.854%	11/09/22	240	236,019
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%	12/11/17	25	27,808
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.000%	01/22/21	915	932,193
Wells Fargo & Co., Sub. Notes, MTN	3.450%	02/13/23	95	96,282

				16,911,789

Cable — 0.1%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	110	108,917

Capital Goods — 0.4%
United Parcel Service, Inc., Sr. Unsec’d. Notes(a)	5.125%	04/01/19	600	674,102
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	25	27,009

				701,111

Chemicals — 1.0%
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	4.250%	11/15/20	865	924,798
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	4.625%	01/15/20	500	552,588
LYB International Finance BV (Netherlands), Gtd. Notes	4.000%	07/15/23	190	194,359

				1,671,745

Electric — 0.2%
Duke Energy Corp, Sr. Unsec’d. Notes	2.100%	06/15/18	250	252,284

Energy – Integrated — 0.5%
Chevron Corp., Sr. Unsec’d. Notes	1.718%	06/24/18	530	532,679

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy – Integrated (continued)
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	6.100%	06/01/18	240	$269,210

				801,889

Energy – Other — 0.9%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	665	655,551
EOG Resources, Inc., Sr. Unsec’d. Notes(a)	2.450%	04/01/20	760	756,058
Weatherford International, Inc., Gtd. Notes	6.350%	06/15/17	25	26,725

				1,438,334

Foods — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%	04/15/20	185	206,843
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.000%	10/20/17	85	85,613

				292,456

Healthcare & Pharmaceutical — 0.9%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	170	182,447
Baxter International, Inc., Sr. Unsec’d. Notes	1.850%	06/15/18	125	124,375
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%	12/01/21	250	275,663
Merck & Co., Inc., Sr. Unsec’d. Notes	1.300%	05/18/18	475	470,575
Mylan Inc., Gtd. Notes	1.800%	06/24/16	60	60,362
Pfizer, Inc., Sr. Unsec’d. Notes	1.500%	06/15/18	400	399,497

				1,512,919

Healthcare Insurance — 1.3%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	365	354,059
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.875%	10/15/20	1,250	1,324,190
WellPoint, Inc., Sr. Unsec’d. Notes	2.300%	07/15/18	425	427,352

				2,105,601

Insurance — 1.4%
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	570	679,708
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	260	290,706
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%	04/15/22	350	393,431
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	65	66,981
Lincoln National Corp., Sr. Unsec’d. Notes	4.300%	06/15/15	25	25,396
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%	06/24/21	400	440,634
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	185	206,777
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	160	159,953

				2,263,586

Pipelines & Other — 0.1%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	25	26,166
Kinder Morgan Energy Partners LP, Gtd. Notes	2.650%	02/01/19	140	137,944
Magellan Midstream Partners LP, Sr. Unsec’d. Notes(a)	4.250%	02/01/21	50	53,951

				218,061

Railroads — 0.7%
CSX Corp., Sr. Unsec’d. Notes	7.375%	02/01/19	1,000	1,197,515

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology — 0.3%
Apple, Inc., Sr. Unsec’d. Notes	1.000%		05/03/18	430	$423,619

Telecommunications — 0.5%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	25	26,158
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	2.625%		02/21/20	735	726,597

					752,755

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	9.700%		11/10/18	135	171,424

TOTAL CORPORATE BONDS (cost $30,800,036)					31,071,737

NON-CORPORATE FOREIGN AGENCIES — 1.4%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%		07/24/24	670	683,101
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%		10/03/18	1,690	1,691,257

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $2,348,436)					2,374,358

SOVEREIGNS — 2.6%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/06/15	200	200,088
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	600	600,070
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.750%		03/05/15	200	200,798
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%		02/14/17	800	800,656
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 1, 144A	0.625%		05/22/15	100	100,075
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 2, MTN, 144A	0.375%		04/25/16	200	199,654
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 3, RegS	0.625%		05/22/15	100	100,073
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	700	714,902
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%		05/18/15	850	849,992
Netherlands Government Bond (Netherlands), Bonds, 144A	0.250%		09/12/15	430	429,612

TOTAL SOVEREIGNS (cost $4,189,504)					4,195,920

U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.4%
Federal Home Loan Banks	1.000%		06/21/17	3,000	3,002,460
Federal Home Loan Mortgage Corp.(a)	2.375%		01/13/22	60	60,618
Federal National Mortgage Assoc.(a)(h)	0.875%		05/21/18	1,005	988,289
Federal National Mortgage Assoc.	1.750%		06/20/19	4,380	4,401,585
Federal National Mortgage Assoc.(h)(k)	5.375%		06/12/17	740	818,119
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes	1.602%	(s)	05/11/18	500	475,428
Financing Corp., Strips Principal, Series 3-P, Unsec’d. Notes	1.382%	(s)	11/30/17	20	19,210

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Financing Corp., Strips Principal, Series 4-P, Unsec’d. Notes, PO	1.398%	(s)	10/06/17	1,640	$1,582,169
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	1.722%	(s)	09/26/19	4,400	4,013,882
Israel Government USAID Bond, Gtd. Notes(a)	5.500%		09/18/23	2,146	2,641,999
Israel Government USAID Bond, U.S. Gov’t., Series 11-Z, Gtd. Notes	4.505%	(s)	05/15/19	90	82,697
Residual Funding Corp. Strips Principal	2.559%	(s)	01/15/21	9,965	8,754,900
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		09/15/24	1,545	1,564,748

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $28,102,743)					28,406,104

U.S. TREASURY OBLIGATIONS — 20.2%
U.S. Treasury Bonds	3.125%		08/15/44	25	26,914
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/19	2,503	2,475,450
U.S. Treasury Notes	0.875%		10/15/17	1,160	1,155,560
U.S. Treasury Notes	1.000%		12/15/17	1,135	1,132,340
U.S. Treasury Notes	1.375%		06/30/18	1,865	1,868,641
U.S. Treasury Notes	1.375%		02/28/19	2,535	2,521,333
U.S. Treasury Notes	1.500%		10/31/19	135	134,177
U.S. Treasury Notes(a)	1.500%		11/30/19	175	173,893
U.S. Treasury Notes	1.625%		04/30/19	85	85,292
U.S. Treasury Notes	1.625%		12/31/19	155	154,770
U.S. Treasury Notes	2.000%		05/31/21	320	321,600
U.S. Treasury Notes	2.125%		12/31/21	8,755	8,839,817
U.S. Treasury Notes	2.250%		03/31/21	3,310	3,379,304
U.S. Treasury Notes(a)	2.250%		11/15/24	115	115,773
U.S. Treasury Notes(h)	2.875%		03/31/18	1,510	1,588,566
U.S. Treasury Notes	3.500%		02/15/18	225	241,119
U.S. Treasury Strips Coupon	1.479%	(s)	08/15/21	10,055	8,793,470
U.S. Treasury Strips Coupon	2.783%	(s)	02/15/25	35	27,531

TOTAL U.S. TREASURY OBLIGATIONS (cost $32,879,432)					33,035,550

TOTAL LONG-TERM INVESTMENTS (cost $159,480,383)					159,547,427

				Shares
SHORT-TERM INVESTMENTS — 11.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 11.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $18,538,607; includes $16,077,263 of cash collateral for securities on loan)(b)(w)(Note 4)				18,538,607	18,538,607

				Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $109.38				9,800	7,656
expiring 01/23/15, Strike Price $110.00				9,800	766

					8,422

TOTAL OPTIONS PURCHASED (cost $13,955)					8,422

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

		Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $18,552,562)		$18,547,029

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 108.8% (cost $178,032,945)		178,094,456

	Notional Amount (000)#
OPTION WRITTEN*
Call Option
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $9,014)	19,600	(3,063)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 108.8% (cost $178,023,931)		178,091,393
Liabilities in excess of other assets(x) — (8.8)%		(14,410,955)

NET ASSETS — 100.0%		$163,680,438

See	the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,800,373; cash collateral of $16,077,263 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
95	5 Year U.S. Treasury Notes	Mar. 2015	$11,312,021	$11,298,320	$(13,701)
7	U.S. Ultra Bonds	Mar. 2015	1,144,354	1,156,312	11,958

					(1,743)

Short Positions:
1	2 Year U.S. Treasury Notes	Mar. 2015	218,608	218,594	14
39	10 Year U.S. Treasury Notes	Mar. 2015	4,963,398	4,945,078	18,320
32	US Long Bonds	Mar. 2015	4,547,172	4,626,000	(78,828)

					(60,494)

					$(62,237)

(1)	U.S. Government Agency Obligation securities with a combined market value of $265,336 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
1,200	02/21/15	0.690%	3 Month LIBOR(1)	$3,456	$—	$3,456	Citigroup Global Markets
335	03/22/16	0.535%	3 Month LIBOR(2)	(535)	—	(535)	Citigroup Global Markets
980	12/08/16	1.315%	3 Month LIBOR(1)	9,401	—	9,401	Barclays Capital Group
75	02/21/17	1.179%	3 Month LIBOR(2)	(667)	—	(667)	JPMorgan Chase
50	10/03/17	0.778%	3 Month LIBOR(2)	500	—	500	Citigroup Global Markets
3,120	02/08/18	0.956%	3 Month LIBOR(2)	23,484	—	23,484	Citigroup Global Markets
100	05/17/18	0.989%	3 Month LIBOR(2)	1,255	—	1,255	Credit Suisse First Boston Corp.
2,050	01/17/19	1.620%	3 Month LIBOR(1)	17,890	—	17,890	Citigroup Global Markets
100	10/30/19	1.311%	3 Month LIBOR(2)	1,791	—	1,791	Barclays Capital Group
1,800	02/28/20	1.403%	3 Month LIBOR(1)	(26,919)	—	(26,919)	Barclays Capital Group
900	03/11/20	1.453%	3 Month LIBOR(1)	(11,680)	—	(11,680)	Barclays Capital Group
1,300	03/15/20	1.544%	3 Month LIBOR(1)	(10,892)	—	(10,892)	Citigroup Global Markets
900	03/18/20	1.560%	3 Month LIBOR(1)	(6,926)	—	(6,926)	Barclays Capital Group
600	03/19/20	1.548%	3 Month LIBOR(1)	(5,042)	—	(5,042)	Barclays Capital Group
3,500	03/20/20	1.471%	3 Month LIBOR(1)	(43,949)	—	(43,949)	Barclays Capital Group
5,700	03/21/20	1.460%	3 Month LIBOR(1)	(75,633)	—	(75,633)	Barclays Capital Group
2,600	03/28/20	1.493%	3 Month LIBOR(1)	(31,232)	—	(31,232)	Barclays Capital Group
600	04/02/20	1.460%	3 Month LIBOR(1)	(8,771)	—	(8,771)	Barclays Capital Group
1,250	04/08/20	1.365%	3 Month LIBOR(1)	(25,062)	—	(25,062)	Bank of Nova Scotia
1,300	04/15/20	1.388%	3 Month LIBOR(1)	(25,121)	—	(25,121)	Barclays Capital Group
3,255	04/17/20	1.330%	3 Month LIBOR(1)	(73,284)	—	(73,284)	Bank of Nova Scotia
1,100	04/22/20	1.327%	3 Month LIBOR(1)	(25,309)	—	(25,309)	Barclays Capital Group
3,700	04/25/20	1.322%	3 Month LIBOR(1)	(87,124)	—	(87,124)	Bank of Nova Scotia
1,500	04/29/20	1.333%	3 Month LIBOR(1)	(34,715)	—	(34,715)	Barclays Capital Group
2,500	05/07/20	1.268%	3 Month LIBOR(1)	(67,876)	—	(67,876)	Barclays Capital Group
4,100	05/09/20	1.398%	3 Month LIBOR(1)	(83,876)	—	(83,876)	Bank of Nova Scotia
1,700	05/10/20	1.403%	3 Month LIBOR(1)	(34,332)	—	(34,332)	Barclays Capital Group
4,300	05/23/20	1.521%	3 Month LIBOR(1)	(63,686)	—	(63,686)	Bank of Nova Scotia
1,300	05/24/20	1.474%	3 Month LIBOR(1)	(22,551)	—	(22,551)	Bank of Nova Scotia
3,600	06/06/20	1.760%	3 Month LIBOR(1)	(10,871)	—	(10,871)	JPMorgan Chase
3,200	06/10/20	1.714%	3 Month LIBOR(1)	(18,154)	—	(18,154)	Bank of Nova Scotia
9,000	12/31/20	0.000%	3 Month LIBOR(1)	227,619	—	227,619	Citigroup Global Markets
6,500	12/31/20	0.000%	3 Month LIBOR(1)	27,774	—	27,774	Barclays Capital Group
5,900	12/31/20	2.744%	3 Month LIBOR(1)	992,353	—	992,353	Bank of America
4,900	12/31/20	0.000%	3 Month LIBOR(1)	258,655	—	258,655	Citigroup Global Markets
4,200	12/31/20	0.000%	3 Month LIBOR(1)	112,718	—	112,718	Barclays Capital Group
2,850	12/31/20	0.000%	3 Month LIBOR(1)	69,356	—	69,356	Barclays Capital Group
2,750	12/31/20	0.000%	3 Month LIBOR(1)	42,351	—	42,351	Barclays Capital Group
2,640	12/31/20	2.037%	3 Month LIBOR(1)	161,208	—	161,208	Citigroup Global Markets
2,400	12/31/20	0.000%	3 Month LIBOR(1)	42,576	—	42,576	Citigroup Global Markets
2,400	12/31/20	0.000%	3 Month LIBOR(1)	42,030	—	42,030	Barclays Capital Group
900	12/31/20	0.000%	3 Month LIBOR(1)	13,073	—	13,073	Barclays Capital Group
900	12/31/20	0.000%	3 Month LIBOR(1)	11,256	—	11,256	Barclays Capital Group
1,850	08/11/21	2.570%	3 Month LIBOR(1)	84,919	—	84,919	Hong Kong & Shanghai Bank
3,120	01/13/22	1.846%	3 Month LIBOR(2)	15,016	—	15,016	Citigroup Global Markets
135	02/07/22	1.923%	3 Month LIBOR(2)	159	—	159	Barclays Capital Group
50	09/25/22	1.785%	3 Month LIBOR(1)	(961)	—	(961)	Barclays Capital Group
190	10/17/22	1.740%	3 Month LIBOR(2)	4,676	—	4,676	Barclays Capital Group
300	01/31/23	2.020%	3 Month LIBOR(1)	(411)	—	(411)	Barclays Capital Group
400	03/08/23	2.020%	3 Month LIBOR(1)	(1,567)	—	(1,567)	Barclays Capital Group
400	03/13/23	2.126%	3 Month LIBOR(1)	1,673	—	1,673	Barclays Capital Group
1,100	03/14/23	2.120%	3 Month LIBOR(1)	4,015	—	4,015	Barclays Capital Group
1,100	03/22/23	2.051%	3 Month LIBOR(1)	(2,654)	—	(2,654)	Barclays Capital Group
700	03/25/23	2.051%	3 Month LIBOR(1)	(1,928)	—	(1,928)	Barclays Capital Group
1,450	04/04/23	2.018%	3 Month LIBOR(1)	(9,541)	—	(9,541)	Barclays Capital Group
540	04/05/23	1.971%	3 Month LIBOR(1)	(5,582)	—	(5,582)	Barclays Capital Group
2,100	04/18/23	1.890%	3 Month LIBOR(1)	(37,205)	—	(37,205)	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
800	05/08/23	1.815%	3 Month LIBOR(2)	$20,091	$—	$20,091	Barclays Capital Group
900	05/28/23	2.158%	3 Month LIBOR(1)	602	—	602	Bank of Nova Scotia
350	05/30/23	2.205%	3 Month LIBOR(1)	1,520	—	1,520	Barclays Capital Group

				$1,337,361	$—	$1,337,361

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
2,540	06/28/16	0.847%	3 Month LIBOR(2)	$—	$(7,479)	$(7,479)
42,660	06/30/16	0.618%	3 Month LIBOR(2)	256	21,344	21,088
6,410	08/29/16	0.710%	3 Month LIBOR(2)	104	2,018	1,914
13,900	10/16/17	1.233%	3 Month LIBOR(1)	185	6,525	6,340
1,556	06/10/18	1.205%	3 Month LIBOR(2)	—	11,671	11,671
3,167	08/02/18	1.614%	3 Month LIBOR(2)	—	(16,293)	(16,293)
200	08/16/18	1.641%	3 Month LIBOR(2)	151	(1,165)	(1,316)
1,700	09/16/18	1.861%	3 Month LIBOR(2)	157	(22,277)	(22,434)
5,350	09/19/18	1.781%	3 Month LIBOR(2)	174	(54,256)	(54,430)
9,150	09/23/18	1.613%	3 Month LIBOR(2)	191	(35,507)	(35,698)
16,450	10/22/18	1.481%	3 Month LIBOR(2)	224	27,060	26,836
8,850	10/25/18	1.434%	3 Month LIBOR(2)	190	30,932	30,742
37,460	05/31/19	1.730%	6 Month LIBOR(2)	997	37,649	36,652
51,550	06/03/19	1.614%	3 Month LIBOR(2)	382	112,652	112,270
5,090	08/29/19	1.804%	3 Month LIBOR(1)	110	21,160	21,050
8,600	10/16/19	1.834%	3 Month LIBOR(2)	189	(38,908)	(39,097)
1,100	06/12/20	1.818%	3 Month LIBOR(1)	—	(1,726)	(1,726)
6,400	06/13/20	1.923%	3 Month LIBOR(1)	—	24,881	24,881
4,900	06/17/20	1.836%	3 Month LIBOR(1)	—	(3,401)	(3,401)
2,500	06/20/20	1.818%	3 Month LIBOR(1)	—	(4,419)	(4,419)
32,500	06/27/20	2.200%	3 Month LIBOR(1)	—	594,139	594,139
4,850	07/10/20	2.401%	3 Month LIBOR(1)	—	139,977	139,977
2,400	07/29/20	2.205%	3 Month LIBOR(1)	—	43,658	43,658
8,150	08/06/20	2.341%	3 Month LIBOR(1)	—	206,579	206,579
4,150	08/20/20	2.368%	3 Month LIBOR(1)	175	110,722	110,547
7,550	08/21/20	2.440%	3 Month LIBOR(1)	163	230,907	230,744
10,300	08/22/20	2.410%	3 Month LIBOR(1)	212	297,963	297,751
2,800	09/15/20	1.583%	3 Month LIBOR(2)	—	46,643	46,643
2,250	12/10/20	2.275%	3 Month LIBOR(1)	163	45,646	45,483
7,700	02/06/21	2.193%	3 Month LIBOR(1)	196	112,635	112,439
3,050	08/12/21	2.323%	3 Month LIBOR(1)	—	61,426	61,426
2,935	10/31/21	2.152%	3 Month LIBOR(2)	168	(10,810)	(10,978)
550	05/29/23	2.150%	3 Month LIBOR(1)	—	(1,054)	(1,054)
4,500	06/02/24	2.533%	3 Month LIBOR(2)	186	(110,039)	(110,225)
1,380	08/29/24	2.560%	3 Month LIBOR(2)	99	(35,949)	(36,048)

				$4,672	$1,842,904	$1,838,232

A U.S. Government Agency obligation and a U.S. Treasury obligation with a combined market value of $716,825 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded swap contracts at December 31, 2014.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$30,945,250	$—
Commercial Mortgage-Backed Securities	—	29,518,508	—
Corporate Bonds	—	31,071,737	—
Non-Corporate Foreign Agencies	—	2,374,358	—
Sovereigns	—	4,195,920	—
U.S. Government Agency Obligations	—	28,406,104	—
U.S. Treasury Obligations	—	33,035,550	—
Affiliated Money Market Mutual Fund	18,538,607	—	—
Options Purchased	8,422	—	—
Options Written	(3,063)	—	—
Other Financial Instruments*
Futures Contracts	(62,237)	—	—
Over-the-counter interest rate swaps	—	1,337,361	—
Exchange-traded interest rate swaps	—	1,838,232	—

Total	$18,481,729	$162,723,020	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

U.S. Treasury Obligations	20.2%
Non-Residential Mortgage-Backed Securities	18.9
Commercial Mortgage-Backed Securities	18.0
U.S. Government Agency Obligations	17.4
Affiliated Money Market Mutual Fund (9.8% represents investments purchased with collateral from securities on loan)	11.3
Banking	10.3
Sovereigns	2.6
Non-Corporate Foreign Agencies	1.4
Insurance	1.4
Healthcare Insurance	1.3
Chemicals	1.0
Healthcare & Pharmaceutical	0.9
Energy – Other	0.9

Railroads	0.7%
Energy – Integrated	0.5
Telecommunications	0.5
Capital Goods	0.4
Technology	0.3
Foods	0.2
Electric	0.2
Automotive	0.1
Pipelines & Other	0.1
Tobacco	0.1
Cable	0.1

108.8
Liabilities in excess of other assets	(8.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$30,292	*	Due from/to broker — variation margin futures	$92,529	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,182,830	*	Due from/to broker — variation margin swaps	344,598	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	2,191,417		Unrealized depreciation on over-the-counter swap agreements	854,056
Interest rate contracts	Unaffiliated investments	8,422		Options written outstanding, at value	3,063

Total		$4,412,961			$1,294,246

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(89,410)	$(1,048)	$(1,116,603)	$517,819	$(689,242)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$18,694	$5,951	$(105,212)	$7,335,815	$7,255,248

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swap Agreements(2)
$85,070	$12,432,000	$16,316,987	$55,477,459	$385,302,600

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$992,353	$—	$(844,951)	$147,402
Bank of Nova Scotia	602	(602)	—	—
Barclays Capital Group	361,884	(361,884)	—	—
Citigroup Global Markets	750,404	(11,427)	(611,000)	127,977
Credit Suisse First Boston Corp.	1,255	—	—	1,255
Hong Kong & Shanghai Bank	84,919	—	—	84,919
JPMorgan Chase	—	—	—	—

	$2,191,417

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	(373,737)	602	468,683	—
Barclays Capital Group	(420,149)	361,884	365,142	—
Citigroup Global Markets	(11,427)	11,427	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	(48,743)	—	207,155	—

	$(854,056)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2020 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $15,800,373:
Unaffiliated investments (cost $159,494,338)	$159,555,849
Affiliated investments (cost $18,538,607)	18,538,607
Receivable for investments sold	12,395,265
Unrealized appreciation on over-the-counter swap agreements	2,191,417
Dividends and interest receivable	550,585
Due from broker—variation margin swaps	6,635
Due from broker—variation margin futures	1,653
Prepaid expenses	1,354

Total Assets	193,241,365

LIABILITIES:
Payable to broker for collateral for securities on loan	16,077,263
Payable for investments purchased	8,836,738
Payable to custodian	3,509,690
Unrealized depreciation on over-the-counter swap agreements	854,056
Payable for fund share repurchased	123,062
Advisory fees payable	86,752
Accrued expenses and other liabilities	67,259
Options written outstanding, at value (premiums received $9,014)	3,063
Distribution fee payable	2,683
Affiliated transfer agent fee payable	361

Total Liabilities	29,560,927

NET ASSETS	$163,680,438

Net assets were comprised of:
Paid-in capital	$149,712,737
Retained earnings	13,967,701

Net assets, December 31, 2014	$163,680,438

Net asset value and redemption price per share, $163,680,438 / 24,991,108 outstanding shares of beneficial interest	$6.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$3,543,291
Affiliated income from securities lending, net	8,668
Affiliated dividend income	8,168

3,560,127

EXPENSES
Advisory fees	1,180,023
Distribution fee	186,229
Custodian and accounting fees	79,000
Audit fee	58,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	3,000
Loan interest expense	853
Miscellaneous	7,167

Total expenses	1,555,272

NET INVESTMENT INCOME	2,004,855

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	1,216,023
Futures transactions	(1,116,603)
Swap agreement transactions	517,819
Options written transactions	(1,048)

616,191

Net change in unrealized appreciation (depreciation) on:
Investments	2,183,568
Futures	(105,212)
Swap agreements	7,335,815
Written options	5,951

9,420,122

NET GAIN ON INVESTMENTS	10,036,313

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,041,168

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,004,855	$682,182	(a)(1)
Net realized gain (loss) on investment transactions	616,191	(2,113,821	)(a)(2)
Net change in unrealized appreciation (depreciation) on investments	9,420,122	(6,227,704	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,041,168	(7,659,343	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [11,374,695 and 60,329,875 shares, respectively]	73,557,860	380,909,902
Fund share repurchased [25,007,463 and 22,260,085 shares, respectively]	(160,394,689)	(138,429,547)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(86,836,829)	242,480,355

TOTAL DECREASE IN NET ASSETS	(74,795,661)	(234,821,012)
NET ASSETS:
Beginning of year	238,476,099	3,655,087

End of year	$163,680,438	$238,476,099

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $1,368,445.
(2)	Previously $(2,370,170).
(3)	Previously $(6,657,618).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 17.8%
Non-Residential Mortgage-Backed Securities — 17.8%
Ally Auto Receivables Trust, Series 2012-2, Class A3	0.740%		04/15/16	151	$150,884
Ally Auto Receivables Trust, Series 2014-2, Class A2	0.680%		07/17/17	1,100	1,099,298
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	1,400	1,398,678
Ally Master Owner Trust, Series 2014-4, Class A1	0.561%	(c)	06/17/19	800	796,112
Ally Master Owner Trust, Series 2014-5, Class A1	0.646%	(c)	10/15/19	800	800,000
American Express Credit Account Master Trust, Series 2012-5, Class B	0.770%		05/15/18	1,100	1,100,340
American Express Credit Account Master Trust, Series 2012-5, Class C, 144A	1.070%		05/15/18	500	501,386
American Express Credit Account Master Trust, Series 2013-1, Class A	0.581%	(c)	02/16/21	1,000	1,004,073
American Express Credit Account Master Trust, Series 2014-1, Class A	0.531%	(c)	12/15/21	800	797,569
American Express Credit Account Master Trust, Series 2014-2, Class A	1.260%		01/15/20	800	798,083
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.437%	(c)	10/10/17	800	799,757
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A2B	0.557%	(c)	04/09/18	500	500,074
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	700	692,700
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	900	899,953
BA Credit Card Trust, Series 2014-A2, Class A	0.431%	(c)	09/16/19	800	798,534
Bank of America Auto Trust, Series 2012-1, Class B	1.590%		02/15/17	852	858,809
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	1,400	1,400,570
Chase Issuance Trust, Series 2007-C1, Class C1	0.621%	(c)	04/15/19	1,600	1,590,634
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	700	699,779
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A2, 144A	0.690%		09/15/17	1,000	1,000,710
Citibank Credit Card Issuance Trust, Series 2005-C1, Class C1	5.500%		03/24/17	1,350	1,364,836
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	800	799,915
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.301%	(c)	12/17/18	1,100	1,096,386
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	1,540	1,708,137
Discover Card Execution Note Trust, Series 2014-A1, Class A1	0.591%	(c)	07/15/21	1,100	1,102,380
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	900	902,006
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	823	824,881
Fifth Third Auto Trust 2014-3, Series 2014-3, Class A2A	0.570%		05/15/17	1,500	1,498,608
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	910	920,174

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Auto Owner Trust, Series 2012-C, Class B	1.270%		12/15/17	361	$362,094
Ford Credit Auto Owner Trust, Series 2013-A, Class B	1.150%		07/15/18	510	507,559
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	300	301,601
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	700	701,803
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.541%	(c)	01/15/18	1,200	1,200,442
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.565%	(c)	04/20/18	1,600	1,597,894
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.615%	(c)	10/20/19	1,600	1,600,650
GE Equipment Small Ticket LLC, Series 2013-1A, Class A3, 144A	1.020%		02/24/17	1,000	1,000,994
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	1,500	1,501,291
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.421%	(c)	08/16/21	600	597,166
Nissan Auto Lease Trust, Series 2014-B, Class A2B	0.411%	(c)	04/17/17	1,300	1,300,057
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.461%	(c)	02/15/18	1,825	1,822,920
Porsche Innovative Lease Owner Trust, Series 2014-1, Class A2, 144A	0.650%		01/20/17	1,100	1,100,309
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B	0.531%	(c)	06/15/17	175	174,819
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	800	797,081
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A2	0.530%		07/20/17	1,500	1,497,668
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.515%	(c)	07/22/19	1,100	1,100,747
World Omni Auto Receivables Trust, Series 2014-B, Class A2B	0.391%	(c)	01/16/18	1,500	1,500,003
World Omni Automobile Lease Securitization Trust, Series 2014-A, Class A2B	0.371%	(c)	03/15/17	1,000	998,349

TOTAL ASSET-BACKED SECURITIES (cost $47,555,991)					47,568,713

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	1,200	1,209,115
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class A5B	4.997%	(c)	07/10/45	500	508,940
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class AM	5.575%	(c)	04/12/38	850	891,641
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AAB	5.703%		06/11/50	475	478,105
CD Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617%		10/15/48	266	280,000
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A2	2.790%		03/10/47	683	698,831
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A2	2.904%		05/10/47	900	925,052

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	2,000	$2,021,630
Commercial Mortgage Trust, Series 2005-GG5, Class AM	5.277%	(c)	04/10/37	1,000	1,021,802
Commercial Mortgage Trust, Series 2005-LP5, Class A4	4.982%	(c)	05/10/43	865	869,578
Commercial Mortgage Trust, Series 2006-C7, Class A1A	5.745%	(c)	06/10/46	924	970,689
Commercial Mortgage Trust, Series 2006-C8, Class A1A	5.292%		12/10/46	1,011	1,080,488
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	893	895,468
Commercial Mortgage Trust, Series 2012-CR1, Class A2	2.350%		05/15/45	1,500	1,522,852
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	1,000	1,035,659
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	1,480	1,519,439
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832%		04/15/37	427	428,069
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class AM	5.230%	(c)	12/15/40	400	411,786
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A1A	5.233%	(c)	11/10/45	275	282,695
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4	4.761%		07/10/39	588	590,707
GS Mortgage Securities Corp. II, Series 2013-GC10, Class A2	1.840%		02/10/46	1,000	1,001,379
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	2,700	2,770,637
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	1,151	1,218,064
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	1,000	1,051,708
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	300	307,831
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	2.475%		12/15/47	1,700	1,703,052
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB12, Class AM	4.948%	(c)	09/12/37	1,570	1,598,627
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4	5.243%	(c)	01/12/43	1,500	1,533,078
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM	4.999%	(c)	10/15/42	1,000	1,020,062
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class AM	5.278%	(c)	12/15/44	1,000	1,031,977
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDP11, Class A2	5.772%	(c)	06/15/49	10	10,165
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A2	3.149%		08/15/46	443	455,638
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A1	0.730%		12/15/47	244	242,469
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5	5.150%	(c)	04/15/30	558	558,423
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4	5.661%	(c)	03/15/39	396	411,359
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300%		11/15/38	235	237,801

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	1,800	$1,815,287
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM	5.107%	(c)	07/12/38	1,670	1,698,206
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.677%	(c)	05/12/39	323	336,941
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	5.467%	(c)	02/12/39	462	477,022
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A1	0.738%		02/15/46	469	469,287
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	1,500	1,491,144
Morgan Stanley Capital I Trust, Series 2011-C3, Class A2	3.224%		07/15/49	368	379,783
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2	1.852%		08/10/49	180	180,868
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	2,000	2,053,444
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX	5.179%	(c)	07/15/42	1,000	1,021,125
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.269%	(c)	12/15/44	1,896	1,936,289
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.723%	(c)	05/15/43	500	523,568
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	1,000	1,002,542

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $47,121,778)					46,180,322

CORPORATE BONDS — 17.5%
Banking — 6.4%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.250%		08/15/19	1,030	1,030,165
Bank of America Corp., Sr. Unsec’d. Notes	5.875%		01/05/21	715	829,023
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	1,020	1,039,099
Bank of Nova Scotia (Canada), Covered Bonds, 144A(a)	1.650%		10/29/15	2,310	2,330,042
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	145	148,132
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	4.750%		07/15/21	400	440,855
Citigroup, Inc., Sr. Unsec’d. Notes(a)	3.750%		06/16/24	775	791,467
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	815	1,015,545
Discover Bank, Sr. Unsec’d. Notes(a)	2.000%		02/21/18	1,000	997,394
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	400	451,465
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	805	825,606
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	340	381,037
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	2.200%		10/22/19	790	783,188
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.625%		05/13/24	600	614,162
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	400	434,670
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20	330	357,712
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	3.875%		04/29/24	650	666,923
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	5.500%		01/26/20	825	928,231
PNC Bank NA, Sr. Unsec’d. Notes	2.250%		07/02/19	575	574,117
PNC Bank NA, Sr. Unsec’d. Notes(a)	3.300%		10/30/24	375	381,607

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A(a)	1.500%	03/13/17	1,500	$1,511,590
U.S. Bancorp., Sr. Unsec’d. Notes, MTN	2.200%	04/25/19	550	552,515
Wells Fargo & Co., Sub. Notes, MTN	3.450%	02/13/23	150	152,024

				17,236,569

Biotechnology — 0.4%
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	1,100	1,153,714

Capital Goods — 0.6%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $308,080; purchased 12/17/10)(f)(g)	6.375%	10/15/17	275	308,771
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	195	202,186
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	400	433,511
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	570	615,794

				1,560,262

Chemicals — 0.4%
LYB International Finance BV (Netherlands), Gtd. Notes(a)	4.000%	07/15/23	1,150	1,176,383

Electric — 0.3%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	400	434,128
NextEra Energy Capital Holdings, Inc., Gtd. Notes	6.000%	03/01/19	300	341,745

				775,873

Energy – Integrated — 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	1.846%	05/05/17	190	191,560
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	140	142,510

				334,070

Energy – Other — 0.4%
Nabors Industries, Inc., Gtd. Notes	5.000%	09/15/20	725	712,073
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	315	309,475

				1,021,548

Foods — 0.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%	04/15/20	650	726,747
Dr. Pepper Snapple Group, Inc., Gtd. Notes	2.900%	01/15/16	170	173,426
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	379	430,132

				1,330,305

Healthcare & Pharmaceutical — 1.5%
Amgen, Inc., Sr. Unsec’d. Notes(a)	3.625%	05/22/24	1,000	1,016,441
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	600	643,932
Bayer U.S. Finance LLC (Germany), Gtd. Notes, 144A	3.000%	10/08/21	600	604,878

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical (continued)
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%	09/29/21	1,615	$1,635,178

				3,900,429

Healthcare Insurance — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	400	429,675
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	400	450,185
WellPoint, Inc., Sr. Unsec’d. Notes	2.250%	08/15/19	195	193,045

				1,072,905

Insurance — 1.1%
American International Group, Inc., Sr. Unsec’d. Notes(a)	4.125%	02/15/24	850	904,835
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	615	687,632
Lincoln National Corp., Sr. Unsec’d. Notes	4.200%	03/15/22	375	398,315
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	750	838,285

				2,829,067

Metals — 0.2%
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750%	09/20/21	240	246,672
Teck Resources Ltd. (Canada), Gtd. Notes	3.850%	08/15/17	380	395,499

				642,171

Non-Captive Finance — 0.5%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	3.100%	01/09/23	90	91,125
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	3.450%	05/15/24	450	464,979
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%	01/07/21	90	100,313
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	35	39,450
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	6.000%	08/07/19	330	383,847
General Electric Capital Corp., Sub. Notes, MTN	5.300%	02/11/21	215	245,527

				1,325,241

Pipelines & Other — 0.8%
Enterprise Products Operating LLC, Gtd. Notes(a)	2.550%	10/15/19	220	217,785
Enterprise Products Operating LLC, Gtd. Notes	3.750%	02/15/25	725	727,761
Enterprise Products Operating LLC, Gtd. Notes(a)	5.200%	09/01/20	285	314,322
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	475	512,534
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	475	486,637

				2,259,039

Railroads — 0.4%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%	09/15/21	485	506,096
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	475	545,196

				1,051,292

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Retailers — 1.5%
CVS Health Corp., Sr. Unsec’d. Notes	2.250%	08/12/19	1,005	$1,000,802
CVS Health Corp., Sr. Unsec’d. Notes(a)	3.375%	08/12/24	500	504,852
Home Depot, Inc. (The), Sr. Unsec’d. Notes(a)	3.750%	02/15/24	1,100	1,174,906
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	3.300%	04/22/24	625	645,322
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	585	645,925

				3,971,807

Technology — 0.9%
Apple, Inc., Sr. Unsec’d. Notes(a)	3.450%	05/06/24	750	785,448
Hewlett-Packard Co., Sr. Unsec’d. Notes	2.750%	01/14/19	500	500,639
Oracle Corp., Sr. Unsec’d. Notes	2.800%	07/08/21	550	556,840
Oracle Corp., Sr. Unsec’d. Notes	3.400%	07/08/24	600	613,243

				2,456,170

Telecommunications — 0.9%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	585	612,090
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	595	608,265
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	1,000	1,104,233

				2,324,588

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	481	610,778

TOTAL CORPORATE BONDS (cost $45,833,605)				47,032,211

NON-CORPORATE FOREIGN AGENCIES — 1.3%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	705	718,785
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%	10/03/18	1,030	1,030,766
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	892	882,161
Royal Bank of Canada (Canada), Covered Notes(a)	2.200%	09/23/19	725	730,307

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $3,341,492)				3,362,019

SOVEREIGNS — 3.4%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16	700	700,082
Canada Government International Bond (Canada), Sr. Unsec’d. Notes(a)	0.875%	02/14/17	1,900	1,901,558
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%	05/22/15	610	610,458
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, RegS	0.625%	05/22/15	600	600,437
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%	04/25/16	200	199,654
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	1.125%	05/02/17	500	501,787
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	610	622,986
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%	05/18/15	1,200	1,199,988

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SOVEREIGNS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Netherlands Government Bond (Netherlands), Bonds, 144A	0.250%		09/12/15	610	$609,450
Province of British Columbia (Canada), Sr. Unsec’d. Notes(a)	2.000%		10/23/22	2,140	2,093,322

TOTAL SOVEREIGNS (cost $8,947,423)					9,039,722

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.4%
Federal Home Loan Banks(k)	0.500%		09/28/16	1,060	1,057,190
Federal Home Loan Banks	0.625%		11/23/16	195	194,771
Federal Home Loan Mortgage Corp.(a)(h)	2.375%		01/13/22	7,580	7,658,029
Federal Home Loan Mortgage Corp.(h)	4.875%		06/13/18	475	530,991
Federal National Mortgage Assoc.(a)	0.875%		05/21/18	530	521,187
Federal National Mortgage Assoc.	1.750%		06/20/19	620	623,055
Federal National Mortgage Assoc.(a)	1.750%		11/26/19	150	150,090
Federal National Mortgage Assoc.	1.875%		02/19/19	20	20,303
Federal National Mortgage Assoc.(h)	2.625%		09/06/24	5,900	5,975,054
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes	1.630%	(s)	05/11/18	7,300	6,941,242
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes	2.224%	(s)	09/26/19	660	602,082
Hashemite Kingdom of Jordan, USAID Bond, Gtd. Notes	2.503%		10/30/20	280	284,665
Israel Government USAID Bond, Gtd. Notes	2.232%	(s)	03/15/22	765	641,885
Israel Government USAID Bond, Gtd. Notes	2.244%	(s)	11/15/20	355	311,378
Israel Government USAID Bond, Gtd. Notes	3.091%	(s)	08/15/24	4,955	3,805,490
Residual Funding Corp., Strips Principal, Bonds	2.559%	(s)	01/15/21	7,885	6,927,485
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		09/15/24	5,050	5,114,549

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $40,581,824)					41,359,446

U.S. TREASURY OBLIGATIONS — 26.7%
U.S. Treasury Bonds	2.875%		05/15/43	1,470	1,503,534
U.S. Treasury Bonds	3.000%		11/15/44	390	409,866
U.S. Treasury Bonds	3.125%		08/15/44	530	570,578
U.S. Treasury Bonds	3.375%		05/15/44	4,045	4,553,784
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/19	3,795	3,753,264
U.S. Treasury Notes	0.625%		12/31/16	65	64,914
U.S. Treasury Notes	2.000%		02/28/21	17,070	17,187,356
U.S. Treasury Notes	2.000%		05/31/21	280	281,400
U.S. Treasury Notes	2.125%		01/31/21	11,180	11,347,700
U.S. Treasury Notes	2.125%		12/31/21	15,100	15,246,289
U.S. Treasury Notes	2.250%		03/31/21	9,085	9,275,222
U.S. Treasury Notes	2.250%		04/30/21	590	602,123
U.S. Treasury Notes	3.125%		05/15/21	35	37,559
U.S. Treasury Strips Coupon	2.307%	(s)	02/15/22	750	645,896
U.S. Treasury Strips Coupon	4.236%	(s)	05/15/25	7,800	6,093,344

TOTAL U.S. TREASURY OBLIGATIONS (cost $69,292,163)					71,572,829

TOTAL LONG-TERM INVESTMENTS (cost $262,674,276)					266,115,262

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS — 15.1%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 15.1%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $40,396,710; includes $40,395,036 of cash collateral for securities on loan)(b)(w)(Note 4)	40,396,710	$40,396,710

	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $109.38	14,800	11,563
expiring 01/23/15, Strike Price $110.00	14,800	1,156

TOTAL OPTIONS PURCHASED (cost $21,074)		12,719

TOTAL SHORT-TERM INVESTMENTS (cost $40,417,784)		40,409,429

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 114.4% (cost $303,092,060)		306,524,691

OPTION WRITTEN*
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $13,613)	29,600	(4,625)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 114.4% (cost $303,078,447)		306,520,066
Liabilities in excess of other assets(x) — (14.4)%		(38,513,387)

NET ASSETS — 100.0%		$268,006,679

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $39,553,974; cash collateral of $40,395,036 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(f)	Indicates a restricted security; the aggregate cost of such security is $308,080. The aggregate value of $308,771 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
5	2 Year U.S. Treasury Notes	Mar. 2015	$1,091,804	$1,092,969	$1,165
13	5 Year U.S. Treasury Notes	Mar. 2015	1,541,331	1,546,086	4,755

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Futures contracts outstanding at December 31, 2014 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
594	10 Year U.S. Treasury Notes	Mar. 2015	$75,162,352	$75,317,344	$154,992

					160,912

Short Positions:
145	U.S. Long Bonds	Mar. 2015	20,499,378	20,961,563	(462,185)
43	U.S. Ultra Bonds	Mar. 2015	6,875,272	7,103,063	(227,791)

					(689,976)

					$(529,064)

(1)	A U.S. Government Agency obligation with a market value of $498,675 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
32,400	09/12/16	1.154%	3 Month LIBOR(2)	$(334,035)	$—	$(334,035)	Barclays Capital Group
9,100	09/25/17	0.820%	3 Month LIBOR(2)	71,034	—	71,034	Bank of Nova Scotia
25,000	09/27/17	0.803%	3 Month LIBOR(1)	(209,355)	—	(209,355)	Citigroup Global Markets
4,400	10/26/17	0.861%	3 Month LIBOR(1)	(38,505)	—	(38,505)	Credit Suisse First Boston Corp.
892	05/17/18	0.989%	3 Month LIBOR(2)	11,193	—	11,193	Credit Suisse First Boston Corp.
2,500	10/11/18	1.770%	3 Month LIBOR(1)	32,940	—	32,940	JPMorgan Chase
2,640	03/13/19	1.616%	3 Month LIBOR(2)	(13,771)	—	(13,771)	Barclays Capital Group
4,750	08/08/19	1.271%	3 Month LIBOR(2)	66,994	—	66,994	Credit Suisse First Boston Corp.
2,600	10/29/19	1.376%	3 Month LIBOR(2)	38,280	—	38,280	Barclays Capital Group
14,100	08/18/21	2.355%	3 Month LIBOR(1)	438,134	—	438,134	Citigroup Global Markets
13,900	08/24/21	2.253%	3 Month LIBOR(1)	331,008	—	331,008	Bank of America
28,785	09/27/21	1.933%	3 Month LIBOR(1)	6,984	—	6,984	Citigroup Global Markets
8,805	10/06/21	1.965%	3 Month LIBOR(1)	10,849	—	10,849	JPMorgan Chase
7,875	11/29/21	2.129%	3 Month LIBOR(1)	66,096	—	66,096	JPMorgan Chase
2,045	11/30/21	2.229%	3 Month LIBOR(1)	30,686	—	30,686	JPMorgan Chase
950	12/31/21	2.865%	3 Month LIBOR(1)	175,200	—	175,200	Bank of America
3,300	10/25/22	1.801%	3 Month LIBOR(1)	(67,860)	—	(67,860)	Credit Suisse First Boston Corp.
50,345	06/05/23	2.303%	3 Month LIBOR(1)	589,101	—	589,101	Citigroup Global Markets
670	10/06/26	2.312%	3 Month LIBOR(1)	(1,579)	—	(1,579)	JPMorgan Chase
5,970	03/30/27	2.674%	3 Month LIBOR(2)	(217,682)	—	(217,682)	Bank of Nova Scotia

				$985,712	$—	$985,712

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
23,055	06/30/16	0.618%	3 Month LIBOR(2)	$208	$11,535	$11,327
8,340	08/29/16	0.710%	3 Month LIBOR(2)	108	2,626	2,518
5,600	08/06/18	1.693%	3 Month LIBOR(1)	—	43,833	43,833
4,000	08/16/18	1.650%	3 Month LIBOR(1)	168	24,541	24,373
9,600	09/06/18	1.704%	3 month LIBOR(2)	—	(72,915)	(72,915)
1,850	12/10/18	1.560%	3 Month LIBOR(1)	158	93	(65)
130,120	05/31/19	1.730%	3 month LIBOR(2)	1,733	130,775	129,042
5,450	06/03/19	1.614%	3 Month LIBOR(2)	175	11,910	11,735
6,630	08/29/19	1.804%	3 Month LIBOR(1)	118	27,562	27,444
2,000	06/12/20	1.818%	3 Month LIBOR(1)	—	(3,137)	(3,137)
1,800	06/13/20	1.923%	3 Month LIBOR(1)	—	6,998	6,998
500	08/20/20	2.368%	3 Month LIBOR(1)	153	13,340	13,187
855	10/01/20	2.523%	3 month LIBOR(2)	—	(29,741)	(29,741)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements (continued)
6,500	10/22/20	2.113%	3 Month LIBOR(2)	$189	$(76,928)	$(77,117)
45,000	05/09/21	2.230%	3 Month LIBOR(1)	420	705,678	705,258
555	09/06/21	2.223%	3 month LIBOR(1)	—	7,466	7,466
20,160	10/06/21	2.308%	3 Month LIBOR(1)	12,314	374,139	361,825
12,000	10/13/21	2.340%	3 month LIBOR(1)	—	246,331	246,331
4,120	10/14/21	2.405%	3 month LIBOR(1)	—	101,772	101,772
4,710	10/31/21	2.152%	3 month LIBOR(2)	178	(17,348)	(17,526)
500	10/25/23	2.653%	3 Month LIBOR(2)	154	(18,235)	(18,389)
4,480	08/18/24	2.750%	3 Month LIBOR(1)	186	192,152	191,966
1,800	08/29/24	2.560%	3 Month LIBOR(2)	102	(46,890)	(46,992)
4,650	09/06/24	2.735%	3 Month LIBOR(2)	187	(192,697)	(192,884)
29,565	10/06/24	2.649%	3 Month LIBOR(2)	(20,442)	(993,349)	(972,907)
10,765	10/06/29	2.958%	3 Month LIBOR(1)	8,635	621,420	612,785

				$4,744	$1,070,931	$1,066,187

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at December 31, 2014(3)	Unrealized (Depreciation)
Exchange-traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.20	06/20/18	1.000%	$2,000	$(29,236)	$(38,536)	$(9,300)

U.S. Treasury obligations with a combined market value of $952,297 have been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$47,568,713	$—
Commercial Mortgage-Backed Securities	—	46,180,322	—
Corporate Bonds	—	47,032,211	—
Non-Corporate Foreign Agencies	—	3,362,019	—
Sovereigns	—	9,039,722	—
U.S. Government Agency Obligations	—	41,359,446	—
U.S. Treasury Obligations	—	71,572,829	—
Affiliated Money Market Mutual Fund	40,396,710	—	—
Options Purchased	12,719	—	—
Options Written	(4,625)	—	—
Other Financial Instruments*
Futures Contracts	(529,064)	—	—
Over-the-counter interest rate swaps	—	985,712	—
Exchange-traded interest rate swaps	—	1,066,187	—
Exchange-traded credit default swaps	—	(9,300)	—

Total	$39,875,740	$268,157,861	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchnage-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

U.S. Treasury Obligations	26.7%
Non-Residential Mortgage-Backed Securities	17.8
Commercial Mortgage-Backed Securities	17.2
U.S. Government Agency Obliations	15.4
Affiliated Money Market Mutual Fund (15.1% represents investments purchased with collateral from securities on loan)	15.1
Banking	6.4
Sovereigns	3.4
Retailers	1.5
Healthcare & Pharmaceutical	1.5
Non-Corporate Foreign Agencies	1.3
Insurance	1.1
Technology	0.9
Telecommunications	0.9
Pipelines & Other	0.8

Capital Goods	0.6%
Foods	0.5
Non-Captive Finance	0.5
Chemicals	0.4
Biotechnology	0.4
Healthcare Insurance	0.4
Railroads	0.4
Energy – Other	0.4
Electric	0.3
Metals	0.2
Tobacco	0.2
Energy – Integrated	0.1

114.4
Liabilities in excess of other assets	(14.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$9,300	*
Interest rate contracts	Due from/to broker — variation margin futures	160,912	*	Due from/to broker — variation margin futures	689,976	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,497,860	*	Due from/to broker — variation margin swaps	1,431,673	*
Interest rate contracts	Unrealized appreciation on over-the-counter swaps	1,868,499		Unrealized depreciation on over-the-counter swaps	882,787
Interest rate contracts	Unaffiliated investments	12,719		Options written outstanding, at value	4,625

Total		$4,539,990			$3,018,361

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(20,278)	$(20,278)
Interest rate contracts	(14,284)	(36,458)	364,300	(691,247)	(377,689)

Total	$(14,284)	$(36,458)	$364,300	$(711,525)	$(397,967)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$1,226	$1,226
Interest rate contracts	5,784	8,988	(712,211)	7,337,933	6,640,494

Total	$5,784	$8,988	$(712,211)	$7,339,159	$6,641,720

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swaps(2)	Credit Default Swap as Buyer(2)
$77,844	$18,068,000	$32,199,140	$26,807,126	$579,278,000	$2,000,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$506,208	$—	$(719,311)	$—
Bank of Nova Scotia	71,034	(71,034)	—	—
Barclays Capital Group	38,280	(38,280)	—	—
Citigroup Global Markets	1,034,219	(209,355)	(509,000)	315,864
Credit Suisse First Boston Corp.	78,187	(78,187)	—	—
JPMorgan Chase	140,571	(1,579)	—	138,992

	$1,868,499

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	(217,682)	71,034	—	(146,648)
Barclays Capital Group	(347,806)	38,280	465,585	—
Citigroup Global Markets	(209,355)	209,355	—	—
Credit Suisse First Boston Corp.	(106,365)	78,187	—	(28,178)
JPMorgan Chase	(1,579)	1,579	—	—

	$(882,787)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $39,553,974:
Unaffiliated investments (cost $262,695,350)	$266,127,981
Affiliated investments (cost $40,396,710)	40,396,710
Receivable for investments sold	16,051,948
Unrealized appreciation on over-the-counter swap agreements	1,868,499
Dividends and interest receivable	1,245,358
Due from broker—variation margin futures	80,593
Prepaid expenses	1,379

Total Assets	325,772,468

LIABILITIES:
Payable to broker for collateral for securities on loan	40,395,036
Payable for investments purchased	15,240,976
Unrealized depreciation on over-the-counter swap agreements	882,787
Payable for fund share repurchased	610,114
Loan Payable	266,000
Advisory fees payable	140,900
Payable to custodian	140,289
Accrued expenses and other liabilities	62,444
Due to broker—variation margin swaps	17,856
Options written outstanding, at value (premiums received $13,613)	4,625
Distribution fee payable	4,401
Affiliated transfer agent fee payable	361

Total Liabilities	57,765,789

NET ASSETS	$268,006,679

Net assets were comprised of:
Paid-in capital	$171,236,396
Retained earnings	96,770,283

Net assets, December 31, 2014	$268,006,679

Net asset value and redemption price per share, $268,006,679 / 19,121,312 outstanding shares of beneficial interest	$14.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$4,273,107
Affiliated dividend income	27,607
Affiliated income from securities lending, net	19,959

4,320,673

EXPENSES
Advisory fees	1,210,589
Distribution fee	191,037
Custodian and accounting fees	71,000
Audit fee	58,000
Legal fees and expenses	10,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Loan interest expense	1,575
Miscellaneous	9,417

Total expenses	1,581,618

NET INVESTMENT INCOME	2,739,055

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	1,179,084
Futures transactions	364,300
Swap agreement transactions	(711,525)
Options written transactions	(36,458)

795,401

Net change in unrealized appreciation (depreciation) on:
Investments	2,752,528
Futures	(712,211)
Swap agreements	7,339,159
Written options	8,988

9,388,464

NET GAIN ON INVESTMENTS	10,183,865

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,922,920

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,739,055	$2,763,874	(a)(1)
Net realized gain on investment transactions	795,401	49,838,016	(a)(2)
Net change in unrealized appreciation (depreciation) on investments	9,388,464	(66,593,465	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,922,920	(13,991,575	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [17,714,335 and 5,374,651 shares, respectively]	242,417,431	70,753,532
Fund share repurchased [7,168,666 and 24,035,488 shares, respectively]	(98,919,063)	(326,377,628)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	143,498,368	(255,624,096)

TOTAL INCREASE (DECREASE) IN NET ASSETS	156,421,288	(269,615,671)
NET ASSETS:
Beginning of year	111,585,391	381,201,062

End of year	$268,006,679	$111,585,391

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $2,488,198.
(2)	Previously $51,705,873.
(3)	Previously $(68,185,646).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 91.9% ASSET-BACKED SECURITIES — 19.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	400	$399,902
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	400	399,622
Ally Master Owner Trust, Series 2014-4, Class A1	0.561%	(c)	06/17/19	400	398,056
Ally Master Owner Trust, Series 2014-5, Class A1	0.646%	(c)	10/15/19	300	300,000
American Express Credit Account Master Trust, Series 2012-5, Class C, 144A	1.070%		05/15/18	300	300,831
American Express Credit Account Master Trust, Series 2014-1, Class A	0.531%	(c)	12/15/21	500	498,480
American Express Credit Account Master Trust, Series 2014-2, Class A	1.260%		01/15/20	400	399,042
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.437%	(c)	10/10/17	500	499,848
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	400	399,979
BA Credit Card Trust, Series 2014-A2, Class A	0.431%	(c)	09/16/19	500	499,084
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	400	400,163
Chase Issuance Trust, Series 2007-C1, Class C1	0.621%	(c)	04/15/19	900	894,731
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	200	199,937
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	600	599,936
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.301%	(c)	12/17/18	400	398,686
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	100	110,918
Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2	0.447%	(c)	05/26/20	200	199,686
Discover Card Execution Note Trust, Series 2014-A1, Class A1	0.591%	(c)	07/15/21	400	400,866
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	400	400,892
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	299	299,957
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	700	707,826
Ford Credit Auto Owner Trust, Series 2012-B, Class A3	0.720%		12/15/16	121	120,646
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	200	201,068
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	300	300,773
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.541%	(c)	01/15/18	1,600	1,600,589
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.565%	(c)	04/20/18	2,000	1,997,368
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.615%	(c)	10/20/19	400	400,162
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	0.770%		01/15/16	86	86,125
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.421%	(c)	08/16/21	200	199,055

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.461%	(c)	02/15/18	1,000	$998,860
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B	0.531%	(c)	06/15/17	175	174,819
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	200	199,270
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.515%	(c)	07/22/19	400	400,272

TOTAL ASSET-BACKED SECURITIES (cost $15,395,833)					15,387,449

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	1,500	1,511,394
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	750	758,111
Commercial Mortgage Trust, Series 2005-GG5, Class AM	5.277%	(c)	04/10/37	440	449,593
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	251	251,850
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	440	451,725
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	900	923,546
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	600	635,059
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB12, Class AM	4.948%	(c)	09/12/37	490	498,935
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772%	(c)	06/15/49	29	29,043
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A2	3.149%		08/15/46	217	223,263
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	1,800	1,803,231
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5	5.150%		04/15/30	279	279,211
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM	5.107%		07/12/38	500	508,445
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.677%	(c)	05/12/39	160	166,906
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class A4	5.467%	(c)	02/12/39	46	47,702
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A1	0.738%		02/15/46	201	201,123
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	2,280	2,340,926
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.269%	(c)	12/15/44	2,419	2,471,073
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM	5.466%	(c)	01/15/45	500	520,514
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	6.011%	(c)	06/15/45	800	842,755
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	1,280	1,283,254

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $16,724,028)					16,197,659

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS — 19.5%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Automotive — 0.7%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%	01/16/18	560	$563,245

Banking — 6.8%
Bank of America Corp., Sr. Unsec’d. Notes	5.700%	01/24/22	615	712,439
Bank of America Corp., Sr. Unsec’d. Notes	6.000%	09/01/17	150	165,398
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%	10/29/15	500	504,338
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%	07/15/21	200	220,428
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%	01/14/22	375	409,784
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%	05/22/19	125	155,758
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	585	583,475
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	450	507,898
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	125	144,598
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%	09/23/22	405	407,359
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	200	217,335
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%	04/23/19	125	145,197
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	675	774,867
Royal Bank of Canada (Canada), Covered Bonds	2.200%	09/23/19	215	216,574
Wells Fargo & Co., Sub. Notes, MTN	3.450%	02/13/23	150	152,024

				5,317,472

Cable — 0.4%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	305	301,998

Capital Goods — 0.6%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	65	67,395
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	200	216,755
Waste Management, Inc., Gtd. Notes	2.600%	09/01/16	40	40,919
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	140	151,248

				476,317

Chemicals — 1.1%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	150	146,425
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	600	714,819

				861,244

Electric — 0.2%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	125	135,665

Energy – Integrated — 0.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%	05/05/17	100	100,821
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	70	71,255

				172,076

Energy – Other — 0.9%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	575	566,830
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	150	147,369

				714,199

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%	07/15/22	80	$77,750
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	104	118,031

				195,781

Healthcare & Pharmaceutical — 0.7%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	100	107,322
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%	12/01/21	385	424,521

				531,843

Healthcare Insurance — 1.1%
Aetna, Inc., Sr. Unsec’d. Notes(h)	2.750%	11/15/22	575	557,764
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	125	134,273
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	125	140,683

				832,720

Insurance — 2.5%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	140	156,534
Lincoln National Corp., Sr. Unsec’d. Notes	4.200%	03/15/22	320	339,896
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	350	391,200
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	125	151,472
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	525	516,857
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	2.875%	12/06/22	175	171,770
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	245	262,720

				1,990,449

Non-Captive Finance — 0.7%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	155	156,937
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%	01/07/21	45	50,157
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	60	67,628
General Electric Capital Corp., Sub. Notes, MTN	5.300%	02/11/21	250	285,497

				560,219

Pipelines & Other — 1.1%
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	600	647,412
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	11/15/21	60	60,147
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	150	153,675

				861,234

Railroads — 0.5%
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	4.500%	01/15/22	200	219,620
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	150	172,167

				391,787

Real Estate Investment Trusts (REITs) — 0.1%
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%	05/30/18	65	73,976

Retailers — 0.1%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	100	110,415

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications — 1.5%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%		09/08/16	210	$212,881
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	305	319,124
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%		11/01/21	200	204,459
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%		09/15/23	380	419,609

					1,156,073

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	9.700%		11/10/18	33	41,904

TOTAL CORPORATE BONDS (cost $14,678,488)					15,288,617

NON-CORPORATE FOREIGN AGENCIES — 1.8%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, 144A	2.375%		03/31/16	370	378,336
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%		10/03/18	1,030	1,030,766

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,390,322)					1,409,102

SOVEREIGNS — 6.4%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	850	850,099
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%		02/14/17	100	100,082
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%		05/22/15	720	720,540
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%		04/25/16	200	199,654
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	1.125%		05/02/17	500	501,787
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	680	694,476
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%		05/18/15	1,210	1,209,988
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%		09/12/15	710	709,359

TOTAL SOVEREIGNS (cost $4,987,552)					4,985,985

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.6%
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	330	333,397
Federal National Mortgage Assoc.(h)	1.750%		06/20/19	610	613,006
Federal National Mortgage Assoc.	1.750%		11/26/19	265	265,159
Federal National Mortgage Assoc.	1.875%		02/19/19	35	35,531
Federal National Mortgage Assoc.(h)(k)	2.625%		09/06/24	475	481,042
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.628%	(s)	05/11/18	2,860	2,719,445
Financing Corp., Strips Principal, Series 4P, Unsec’d. Notes, PO	1.390%	(s)	10/06/17	960	926,148
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	2.842%	(s)	09/26/19	2,185	1,993,258
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	295	299,915

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.232%	(s)	03/15/22	170	$142,641
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23-12/04/23	400	492,800
Residual Funding Corp., Strips Principal, PO	2.559%	(s)	01/15/21	4,880	4,287,397
Resolution Funding Corp., Interest Strips	3.793%	(s)	01/15/22	1,700	1,441,348
Tennessee Valley Authority, Unsec’d. Notes	2.875%		09/15/24	1,310	1,326,744

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $14,931,481)					15,357,831

U.S. TREASURY OBLIGATIONS — 4.3%
U.S. Treasury Bonds	2.875%		05/15/43	140	143,194
U.S. Treasury Inflation Indexed Bonds, TIPS(h)	0.125%		04/15/19	1,211	1,197,637
U.S. Treasury Notes	0.625%		12/31/16	35	34,954
U.S. Treasury Notes	1.500%		11/30/19	5	4,968
U.S. Treasury Notes	2.250%		11/15/24	1,260	1,268,466
U.S. Treasury Strips Coupon(k)	2.037%	(s)	02/15/22	830	714,791

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,385,447)					3,364,010

TOTAL LONG-TERM INVESTMENTS (cost $71,493,151)					71,990,653

SHORT-TERM INVESTMENTS — 2.5%				Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 2.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,909,003)(w)(Note 4)				1,909,003	1,909,003

OPTIONS PURCHASED*				Notional Amount (000)#
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38				5,000	3,906
expiring 01/23/15, Strike Price $110.00				5,000	391

TOTAL OPTIONS PURCHASED (cost $7,120)					4,297

TOTAL SHORT-TERM INVESTMENTS (cost $1,916,123)					1,913,300

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 94.4% (cost $73,409,274)					73,903,953

OPTION WRITTEN*
Call Option
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $4,599)				10,000	(1,562)

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Value (Note 2)
TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 94.4% (cost $73,404,675)	$73,902,391
Other assets in excess of liabilities(x) — 5.6%	4,405,568

NET ASSETS — 100.0%	$78,307,959

See	the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
187	2 Year U.S. Treasury Notes	Mar. 2015	$40,899,328	$40,877,031	$(22,297)
194	5 Year U.S. Treasury Notes	Mar. 2015	23,075,779	23,072,359	(3,420)
2	U.S. Ultra Bonds	Mar. 2015	323,690	330,375	6,685

					(19,032)

Short Positions:
445	10 Year U.S. Treasury Notes	Mar. 2015	56,532,649	56,424,610	108,039
4	U.S. Long Bonds	Mar. 2015	576,807	578,250	(1,443)

					106,596

					$87,564

(1)	A U.S. Government Agency obligation and a U.S. Treasury obligation with a combined market value of $572,301 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
20,000	08/29/15	0.531%	3 Month LIBOR(2)	$(60,497)	$—	$(60,497)	Bank of Nova Scotia
4,950	09/28/15	0.491%	3 Month LIBOR(1)	11,922	—	11,922	Credit Suisse First Boston Corp.
18,640	11/30/16	0.936%	3 Month LIBOR(2)	(43,469)	—	(43,469)	JPMorgan Chase
18,640	11/30/16	0.935%	3 Month LIBOR(2)	(43,184)	—	(43,184)	JPMorgan Chase
10,000	12/02/16	1.310%	3 Month LIBOR(2)	(97,173)	—	(97,173)	Barclays Capital Group
4,900	10/26/17	0.861%	3 Month LIBOR(1)	(42,881)	—	(42,881)	Credit Suisse First Boston Corp.
1,118	05/17/18	0.989%	3 Month LIBOR(2)	14,029	—	14,029	Credit Suisse First Boston Corp.
5,300	02/21/19	1.643%	3 Month LIBOR(2)	(39,895)	—	(39,895)	JPMorgan Chase
4,000	08/08/19	1.271%	3 Month LIBOR(2)	56,416	—	56,416	Credit Suisse First Boston Corp.
2,950	10/02/19	1.188%	3 Month LIBOR(2)	65,479	—	65,479	Bank of Nova Scotia
3,200	10/11/19	1.220%	3 Month LIBOR(2)	67,700	—	67,700	Bank of Nova Scotia
8,100	12/03/19	1.179%	3 Month LIBOR(2)	215,070	—	215,070	Bank of Nova Scotia
1,100	04/16/20	1.359%	3 Month LIBOR(2)	23,009	—	23,009	JPMorgan Chase
5,400	04/18/20	1.346%	3 Month LIBOR(2)	117,709	—	117,709	JPMorgan Chase
100	07/28/21	3.085%	3 Month LIBOR(1)	8,140	—	8,140	Bank of America
3,000	08/24/21	2.253%	3 Month LIBOR(1)	71,441	—	71,441	Bank of America
10,695	09/27/21	1.933%	3 Month LIBOR(1)	2,595	—	2,595	Citigroup Global Markets
13,565	11/29/21	2.129%	3 Month LIBOR(1)	113,853	—	113,853	JPMorgan Chase
8,950	11/30/21	2.229%	3 Month LIBOR(1)	134,298	—	134,298	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
4,850	01/31/22	2.038%	3 Month LIBOR(1)	$36,871	$—	$36,871	Citigroup Global Markets
28,400	03/19/22	2.389%	3 Month LIBOR(1)	831,578	—	831,578	Bank of Nova Scotia
3,100	03/23/22	2.368%	3 Month LIBOR(1)	85,196	—	85,196	Citigroup Global Markets
15,000	05/21/22	1.893%	3 Month LIBOR(1)	(166,359)	—	(166,359)	Bank of Nova Scotia
12,300	06/07/22	1.771%	3 Month LIBOR(1)	(255,957)	—	(255,957)	Bank of Nova Scotia
9,900	10/25/22	1.801%	3 Month LIBOR(1)	(203,579)	—	(203,579)	Credit Suisse First Boston Corp.
4,015	12/31/22	3.510%	3 Month LIBOR(1)	1,013,460	—	1,013,460	Citigroup Global Markets
3,500	12/31/22	4.063%	3 Month LIBOR(1)	1,199,472	—	1,199,472	Citigroup Global Markets
2,500	12/31/22	3.843%	3 Month LIBOR(1)	802,911	—	802,911	JPMorgan Chase
3,565	02/14/23	2.069%	3 Month LIBOR(1)	5,165	—	5,165	Bank of Nova Scotia
3,000	06/05/23	2.299%	3 Month LIBOR(1)	34,154	—	34,154	Citigroup Global Markets
4,445	10/05/26	2.410%	3 Month LIBOR(1)	36,871	—	36,871	Barclays Capital Group
3,830	10/06/26	2.312%	3 Month LIBOR(1)	(9,026)	—	(9,026)	JPMorgan Chase
27,700	11/30/26	2.550%	3 Month LIBOR(1)	531,733	—	531,733	JPMorgan Chase
1,350	12/21/26	2.388%	3 Month LIBOR(2)	(351)	—	(351)	Barclays Capital Group
1,000	02/23/27	2.540%	3 Month LIBOR(2)	(23,916)	—	(23,916)	Barclays Capital Group
2,700	04/19/27	2.553%	3 Month LIBOR(2)	(55,966)	—	(55,966)	Barclays Capital Group
4,500	07/12/27	2.065%	3 Month LIBOR(2)	134,575	—	134,575	Barclays Capital Group

				$4,571,394	$—	$4,571,394

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
1,730	06/30/16	0.618%	3 Month LIBOR(2)	$154	$866	$712
3,380	08/29/16	0.710%	3 Month LIBOR(2)	96	1,064	968
1,000	08/06/18	1.693%	3 Month LIBOR(1)	—	7,827	7,827
4,475	05/31/19	1.730%	3 Month LIBOR(2)	582	4,498	3,916
2,680	08/29/19	1.804%	3 Month LIBOR(1)	100	11,141	11,041
1,700	10/22/20	2.113%	3 Month LIBOR(2)	160	(20,120)	(20,280)
3,000	12/05/20	2.210%	3 Month LIBOR(1)	168	49,861	49,693
29,250	05/06/21	2.261%	3 Month LIBOR(2)	325	(516,000)	(516,325)
15,800	06/03/21	2.105%	3 Month LIBOR(2)	245	(121,277)	(121,522)
2,900	09/06/21	2.265%	3 Month LIBOR(2)	—	(46,847)	(46,847)
920	10/06/21	2.060%	3 Month LIBOR(2)	—	(2,409)	(2,409)
16,300	10/13/21	2.340%	3 Month LIBOR(1)	—	334,600	334,600
4,985	10/14/21	2.405%	3 Month LIBOR(1)	—	123,139	123,139
1,455	10/31/21	2.152%	3 Month LIBOR(2)	159	(5,359)	(5,518)
550	08/16/23	2.891%	3 Month LIBOR(1)	43	30,814	30,771
660	10/25/23	2.653%	3 Month LIBOR(2)	67	(24,071)	(24,138)
600	10/28/23	2.638%	3 Month LIBOR(2)	155	(21,129)	(21,284)
1,450	02/06/24	2.761%	3 Month LIBOR(2)	162	(64,847)	(65,009)
1,000	05/19/24	2.641%	3 Month LIBOR(2)	158	(33,977)	(34,135)
730	08/29/24	2.560%	3 Month LIBOR(2)	93	(19,017)	(19,110)
11,000	05/06/29	3.139%	3 Month LIBOR(2)	260	(887,699)	(887,959)

				$2,927	$(1,198,942)	$(1,201,869)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at December 31, 2014(3)	Unrealized (Depreciation)
Exchange-traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.20	06/20/18	1.000%	$2,000	$(29,236)	$(38,536)	$(9,300)
CDX.NA.IG.22	06/20/19	1.000%	2,500	(38,198)	(45,095)	(6,897)

				$(67,434)	$(83,631)	$(16,197)

U.S. Government Agency obligations and a U.S. Treasury obligation with a combined market value of $1,252,808 have been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$15,387,449	$—
Commercial Mortgage-Backed Securities	—	16,197,659	—
Corporate Bonds	—	15,288,617	—
Non-Corporate Foreign Agencies	—	1,409,102	—
Sovereigns	—	4,985,985	—
U.S. Government Agency Obligations	—	15,357,831	—
U.S. Treasury Obligations	—	3,364,010	—
Affiliated Money Market Mutual Fund	1,909,003	—	—
Options Purchased	4,297	—	—
Options Written	(1,562)	—	—
Other Financial Instruments*
Futures Contracts	87,564	—	—
Over-the-counter interest rate swaps	—	4,571,394	—
Exchange-traded interest rate swaps	—	(1,201,869)	—
Exchange-traded credit default swaps	—	(16,197)	—

Total	$1,999,302	$75,343,981	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange- traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

Commercial Mortgage-Backed Securities	20.7%
Non-Residential Mortgage-Backed Securities	19.6
U.S. Government Agency Obligations	19.6
Banking	6.8
Sovereigns	6.4
U.S. Treasury Obligations	4.3
Insurance	2.5
Affiliated Money Market Mutual Fund	2.5
Non-Corporate Foreign Agencies	1.8
Telecommunications	1.5
Chemicals	1.1
Pipelines & Other	1.1
Healthcare Insurance	1.1
Energy – Other	0.9
Automotive	0.7
Non-Captive Finance	0.7

Healthcare & Pharmaceutical	0.7%
Capital Goods	0.6
Railroads	0.5
Cable	0.4
Foods	0.2
Energy – Integrated	0.2
Electric	0.2
Retailers	0.1
Real Estate Investment Trusts (REITs)	0.1
Tobacco	0.1

94.4
Other assets in excess of liabilities	5.6

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$16,197	*
Interest rate contracts	Due from/to broker — variation margin futures	114,724	*	Due from/to broker — variation margin futures	27,160	*
Interest rate contracts	Due from/to broker — variation margin swaps	562,667	*	Due from/to broker — variation margin swaps	1,764,536	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	5,613,647		Unrealized depreciation on over-the-counter swap agreements	1,042,253
Interest rate contracts	Unaffiliated investments	4,297		Options written outstanding, at value	1,562

Total		$6,295,335			$2,851,708

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(54,874)	$(54,874)
Interest rate contracts	(43,990)	(6,032)	(1,208,225)	2,385,836	1,127,589

Total	$(43,990)	$(6,032)	$(1,208,225)	$2,330,962	$1,072,715

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$1,863	$1,863
Interest rate contracts	11,914	3,037	8,317	5,638,499	5,661,767

Total	$11,914	$3,037	$8,317	$5,640,362	$5,663,630

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swap Agreements(2)	Credit Default Swaps as Buyer(2)
$44,706	$6,624,000	$39,384,831	$30,996,583	$496,390,000	$4,600,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$79,581	$—	$—	$79,581
Bank of Nova Scotia	1,184,992	(482,813)	(582,440)	119,739
Barclays Capital Group	171,446	(171,446)	—	—
Citigroup Global Markets	2,371,748	—	(2,259,000)	112,748
Credit Suisse First Boston Corp.	82,367	(82,367)	—	—
JPMorgan Chase	1,723,513	(135,574)	(1,601,424)	—

	$5,613,647

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Bank of Nova Scotia	(482,813)	482,813	—	—
Barclays Capital Group	(177,406)	171,446	—	(5,960)
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	(246,460)	82,367	351,567	—
JPMorgan Chase	(135,574)	135,574	—	—

	$(1,042,253)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BOND PORTFOLIO 2022 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $71,500,271)	$71,994,950
Affiliated investments (cost $1,909,003)	1,909,003
Cash	411
Unrealized appreciation on over-the-counter swap agreements	5,613,647
Dividends and interest receivable	287,554
Prepaid expenses	859

Total Assets	79,806,424

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	1,042,253
Payable for fund share repurchased	238,873
Accrued expenses and other liabilities	68,837
Due to broker—variation margin futures	57,734
Due to broker—variation margin swaps	45,262
Advisory fees payable	42,295
Options written outstanding, at value (premium sreceived $4,599)	1,562
Distribution fee payable	1,288
Affiliated transfer agent fee payable	361

Total Liabilities	1,498,465

NET ASSETS	$78,307,959

Net assets were comprised of:
Paid-in capital	$43,762,244
Retained earnings	34,545,715

Net assets, December 31, 2014	$78,307,959

Net asset value and redemption price per share, $78,307,959 / 6,080,514 outstanding shares of beneficial interest	$12.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$1,973,400
Affiliated dividend income	2,528

1,975,928

EXPENSES
Advisory fees	582,876
Distribution fee	91,985
Custodian and accounting fees	70,000
Audit fee	50,000
Legal fees and expenses	11,000
Trustees’ fees	11,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	2,000
Loan interest expense	826
Miscellaneous	9,802

Total expenses	851,489

NET INVESTMENT INCOME	1,124,439

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	398,215
Futures transactions	(1,208,225)
Swap agreement transactions	2,330,962
Options written transactions	(6,032)

1,514,920

Net change in unrealized appreciation (depreciation) on:
Investments	1,328,597
Futures	8,317
Swap agreements	5,640,362
Options written	3,037

6,980,313

NET GAIN ON INVESTMENTS	8,495,233

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,619,672

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,124,439	$2,198,690	(a)(1)
Net realized gain on investment transactions	1,514,920	7,275,670	(a)(2)
Net change in unrealized appreciation (depreciation) on investments	6,980,313	(32,785,854	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,619,672	(23,311,494	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [1,007,673 and 4,634,267 shares, respectively]	12,530,106	57,089,937
Fund share repurchased [4,327,704 and 30,254,790 shares, respectively]	(53,549,070)	(376,971,940)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(41,018,964)	(319,882,003)

TOTAL DECREASE IN NET ASSETS	(31,399,292)	(343,193,497)
NET ASSETS:
Beginning of year	109,707,251	452,900,748

End of year	$78,307,959	$109,707,251

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $2,951,399.
(2)	Previously $5,970,932.
(3)	Previously $(32,233,825).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BOND PORTFOLIO 2023

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 96.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 24.2%
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-1, Class A3	0.930%		02/15/16	1	$947
Ally Master Owner Trust, Series 2014-4, Class A1	0.561%	(c)	06/17/19	1,700	1,691,738
Ally Master Owner Trust, Series 2014-5, Class A1	0.651%	(c)	10/15/19	1,100	1,100,000
American Express Credit Account Master Trust, Series 2012-5, Class C, 144A	1.070%		05/15/18	1,300	1,303,602
American Express Credit Account Master Trust, Series 2013-1, Class A	0.581%	(c)	02/16/21	4,300	4,317,514
American Express Credit Account Master Trust, Series 2014-1, Class A	0.531%	(c)	12/15/21	2,200	2,193,314
American Express Credit Account Master Trust, Series 2014-1, Class B	0.661%	(c)	12/15/21	300	299,084
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2	0.740%		11/08/16	538	538,535
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.437%	(c)	10/10/17	700	699,787
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	1,900	1,899,901
BA Credit Card Trust, Series 2014-A2, Class A	0.431%	(c)	09/16/19	2,200	2,195,970
Bank of America Auto Trust, Series 2012-1, Class A3	0.780%		06/15/16	11	11,253
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	1,400	1,400,570
CarMax Auto Owner Trust, Series 2012-1, Class A3	0.890%		09/15/16	11	10,842
CarMax Auto Owner Trust, Series 2013-3, Class A2	0.590%		08/15/16	961	961,593
Chase Issuance Trust, Series 2007-C1, Class C1	0.621%	(c)	04/15/19	3,900	3,877,169
Chase Issuance Trust, Series 2012-A7, Class A7	2.160%		09/16/24	2,000	1,929,246
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	2,630	2,629,721
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2	1.314%	(c)	01/23/20	1,900	1,949,468
Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2	0.447%	(c)	05/26/20	1,000	998,429
Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2	1.020%		02/22/19	3,000	2,988,465
Discover Card Execution Note Trust, Series 2012-A3, Class A3	0.860%		11/15/17	435	435,652
Discover Card Execution Note Trust, Series 2013-A3, Class A3	0.341%	(c)	10/15/18	1,000	999,348
Discover Card Execution Note Trust, Series 2014-A1, Class A1	0.591%	(c)	07/15/21	1,000	1,002,164
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	1,800	1,804,012
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	1,497	1,499,783
Fifth Third Auto Trust, Series 2013-1, Class A2	0.590%		03/15/16	301	300,606
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	300	303,354
Ford Credit Auto Owner Trust, Series 2012-B, Class A3	0.720%		12/15/16	24	24,129
Ford Credit Auto Owner Trust, Series 2012-C, Class B	1.270%		12/15/17	691	693,094

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Auto Owner Trust, Series 2012-D, Class A3	0.510%		04/15/17	399	$398,605
Ford Credit Auto Owner Trust, Series 2013-C, Class A2	0.550%		04/15/16	209	209,049
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	1,000	1,005,338
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	900	902,318
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.541%	(c)	01/15/18	500	500,184
Ford Credit Floorplan Master Owner Trust, Series 2014-4, Class A2	0.511%	(c)	08/15/19	1,500	1,497,322
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.565%	(c)	04/20/18	800	798,947
GE Dealer Floorplan Master Note Trust, Series 2014-1, Class A	0.545%	(c)	07/20/19	2,300	2,297,778
GE Equipment Small Ticket LLC, Series 2013-1A, Class A2, 144A	0.730%		01/25/16	1,298	1,299,391
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	0.770%		01/15/16	8	7,830
Honda Auto Receivables Owner Trust, Series 2013-2, Class A3	0.530%		02/16/17	800	799,985
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	1,900	1,901,636
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.421%	(c)	08/16/21	1,000	995,276
Mercedes-Benz Auto Receivables Trust, Series 2013-1, Class A2	0.500%		03/15/16	519	518,914
MMAF Equipment Finance LLC, Series 2013-AA, Class A2, 144A	0.690%		05/09/16	996	996,480
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3	0.730%		05/16/16	12	11,543
Nissan Auto Receivables Owner Trust, Series 2013-B, Class A2	0.520%		04/15/16	710	709,899
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.461%	(c)	02/15/18	775	774,116
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B	0.531%	(c)	06/15/17	932	932,366
Volkswagen Auto Lease Trust, Series 2013-A, Class A2A	0.630%		12/21/15	805	805,311
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.515%	(c)	07/22/19	1,900	1,901,290

TOTAL ASSET-BACKED SECURITIES (cost $59,290,592)					59,322,868

COMMERCIAL MORTGAGE-BACKED SECURITIES — 23.1%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4	5.729%	(c)	05/10/45	700	728,834
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	50	50,735
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	5,603	5,645,560
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class A4	5.405%	(c)	12/11/40	49	50,270
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3	5.736%		06/11/50	22	21,993

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CD Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617%		10/15/48	89	$93,333
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	7,138	7,215,197
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%		03/10/46	3,100	3,128,576
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	6,900	6,981,834
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4	5.100%	(c)	08/15/38	431	436,256
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%		06/25/20	50	53,364
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%		02/25/23	4,000	4,210,328
GS Mortgage Securities Trust, Series 2005-GG4, Class A4A	4.751%		07/10/39	1,977	1,979,312
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	130	133,401
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	1,495	1,582,442
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A3	3.272%		07/15/45	2,500	2,583,550
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class A4	5.236%	(c)	12/15/44	5,912	6,011,056
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772%	(c)	06/15/49	3	2,904
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A3	5.939%	(c)	02/15/51	3	2,665
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	600	601,077
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A2	2.665%		01/15/46	5,400	5,516,618
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	2,225	2,243,897
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM	5.107%		07/12/38	500	508,445
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.677%	(c)	05/12/39	150	156,474
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A4	5.869%	(c)	06/12/46	290	304,390
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49	709	750,565
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	155	160,042
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	1,000	1,026,722
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.269%	(c)	12/15/44	903	922,042
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A5	5.416%	(c)	01/15/45	550	569,799
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.723%	(c)	05/15/43	300	314,141
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	5.572%		10/15/48	439	463,718
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	1,518	1,608,978
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.941%	(c)	02/15/51	100	106,436

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%	12/15/45	500	$501,271

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $58,038,115)				56,666,225

CORPORATE BONDS — 21.8%
Automotive — 0.7%
Cummins, Inc., Sr. Unsec’d. Notes	3.650%	10/01/23	455	478,619
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%	01/16/18	200	201,159
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%	01/15/20	800	990,927

				1,670,705

Banking — 10.9%
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	3.300%	01/11/23	2,210	2,210,170
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%	10/29/15	4,895	4,937,469
Bank of Nova Scotia (Canada), Covered Bonds, 144A	2.150%	08/03/16	8,650	8,809,748
Citigroup, Inc., Sr. Unsec’d. Notes	3.375%	03/01/23	810	817,244
Citigroup, Inc., Sub. Notes	5.500%	09/13/25	1,010	1,117,570
Discover Bank, Sr. Unsec’d. Notes(a)	2.000%	02/21/18	600	598,436
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	5.375%	03/15/20	2,675	2,997,864
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	4.500%	01/24/22	50	54,588
JPMorgan Chase & Co., Sub. Notes(a)	3.375%	05/01/23	2,000	1,978,628
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	325	373,084
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	5.500%	07/28/21	425	482,324
Morgan Stanley, Sub. Notes, MTN	4.875%	11/01/22	1,690	1,794,912
PNC Bank NA, Sub. Notes	2.950%	01/30/23	250	244,298
Wells Fargo & Co., Sub. Notes, MTN	3.450%	02/13/23	370	374,993

				26,791,328

Cable — 0.1%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	175	173,277

Capital Goods
John Deere Capital Corp., Sr. Unsec’d. Notes	2.800%	01/27/23	50	49,771

Chemicals — 1.4%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	15	14,643
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	175	208,489
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	1,770	1,892,362
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	4.625%	01/15/20	669	739,363
LYB International Finance BV (Netherlands), Gtd. Notes(a)	4.000%	07/15/23	645	659,798

				3,514,655

Electric — 0.6%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	1,535	1,557,448

Energy – Integrated — 0.3%
Chevron Corp., Sr. Unsec’d. Notes(a)	3.191%	06/24/23	275	280,135

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy – Integrated (continued)
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	6.100%	06/01/18	275	$308,471

				588,606

Energy – Other — 0.2%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	350	345,027
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	50	49,124

				394,151

Foods
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%	07/15/22	80	77,751

Healthcare & Pharmaceutical — 1.7%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/15/22	50	51,474
Baxter International, Inc., Sr. Unsec’d. Notes	3.200%	06/15/23	925	932,069
Merck & Co., Inc., Sr. Unsec’d. Notes(a)	2.800%	05/18/23	1,220	1,211,522
Mylan, Inc., Gtd. Notes	1.800%	06/24/16	225	226,357
Pfizer, Inc., Sr. Unsec’d. Notes(a)	3.000%	06/15/23	1,645	1,663,523

				4,084,945

Healthcare Insurance — 0.5%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	1,285	1,246,482

Insurance — 2.3%
Allstate Corp. (The), Sr. Unsec’d. Notes	3.150%	06/15/23	740	743,605
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	1,000	1,192,470
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%	04/15/22	1,300	1,461,314
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	500	515,240
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%	06/24/21	1,400	1,542,220
Principal Financial Group, Inc., Gtd. Notes(a)	3.125%	05/15/23	150	147,673
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	20	19,994
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	2.875%	12/06/22	55	53,985

				5,676,501

Non-Captive Finance — 0.8%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	3.100%	01/09/23	1,915	1,938,929
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	5	5,636

				1,944,565

Pipelines & Other — 0.3%
Enterprise Products Operating LLC, Gtd. Notes(a)	3.350%	03/15/23	500	494,546
Magellan Midstream Partners LP, Sr. Unsec’d. Notes(a)	4.250%	02/01/21	215	231,989

				726,535

Road & Rail — 1.0%
United Parcel Service, Inc., Sr. Unsec’d. Notes(a)	5.125%	04/01/19	2,250	2,527,882

Technology — 0.3%
Oracle Corp., Sr. Unsec’d. Notes	3.625%	07/15/23	630	660,687

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications — 0.7%
AT&T, Inc., Sr. Unsec’d. Notes	3.000%		02/15/22	50	$49,059
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%		09/15/23	1,520	1,678,434

					1,727,493

TOTAL CORPORATE BONDS (cost $52,307,641)					53,412,782

NON-CORPORATE FOREIGN AGENCY — 0.5%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A (cost $1,051,054)	3.150%		07/24/24	1,055	1,075,628

SOVEREIGNS — 5.3%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	2,400	2,400,281
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	0.875%		09/14/15	300	301,009
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.750%		03/05/15	1,400	1,405,583
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%		05/22/15	550	550,413
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%		04/25/16	1,600	1,597,235
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	2,530	2,583,861
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, 144A	0.375%		12/22/15	300	299,925
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%		09/12/15	640	639,423
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, RegS	0.250%		09/12/15	1,300	1,299,017
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	440	430,403
Republic of Austria (Austria), Sr. Unsec’d. Notes, MTN, RegS	1.750%		06/17/16	1,500	1,525,800

TOTAL SOVEREIGNS (cost $13,012,536)					13,032,950

U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.0%
Federal National Mortgage Assoc.(k)	1.875%		02/19/19	190	192,883
Federal National Mortgage Assoc.(h)(k)	2.625%		09/06/24	1,975	2,000,125
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.602%	(s)	05/11/18	1,580	1,502,351
Financing Corp., Strips Principal, Series 4P, Unsec’d. Notes, PO	1.390%	(s)	10/06/17	4,740	4,572,853
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	1.804%	(s)	09/26/19	2,760	2,517,800
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	687	698,446
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23-04/26/24	6,481	7,980,582
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.138%	(s)	10/15/19	12,937	11,763,485
Tennessee Valley Authority, Sr. Unsec’d. Notes	3.875%		02/15/21	500	550,656

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $31,280,431)					31,779,181

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS — 8.8%
U.S. Treasury Bonds	3.000%		11/15/44	290	$304,772
U.S. Treasury Inflationary Indexed Bonds, TIPS(h)	0.125%		04/15/19	4,748	4,695,338
U.S. Treasury Notes(h)	0.500%		11/30/16	900	897,750
U.S. Treasury Notes	0.625%		12/31/16	1,195	1,193,413
U.S. Treasury Notes	1.000%		12/15/17	7,135	7,118,276
U.S. Treasury Notes(h)	1.250%		11/30/18	285	282,996
U.S. Treasury Notes(a)	1.500%		11/30/19	1,120	1,112,913
U.S. Treasury Notes(h)	1.625%		04/30/19	135	135,464
U.S. Treasury Notes	1.625%		12/31/19	1,000	998,516
U.S. Treasury Notes(a)	2.250%		11/15/24	4,180	4,208,084
U.S. Treasury Notes	3.125%		05/15/21	510	547,294
U.S. Treasury Strips Coupon(h)	2.783%	(s)	02/15/25	20	15,732

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,601,168)					21,510,548

TOTAL LONG-TERM INVESTMENTS (cost $236,581,537)					236,800,182

				Shares
SHORT-TERM INVESTMENTS — 8.9%
AFFILIATED MONEY MARKET MUTUAL FUND — 8.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $21,709,613; includes $19,705,133 of cash collateral for securities on loan)(b)(w)(Note 4)				21,709,613	21,709,613

				Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38				14,800	11,563
expiring 01/23/15, Strike Price $110.00				14,800	1,156

TOTAL OPTIONS PURCHASED (cost $21,075)					12,719

TOTAL SHORT-TERM INVESTMENTS (cost $21,730,688)					21,722,332

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 105.6% (cost $258,312,225)					258,522,514

OPTION WRITTEN*
Call Option
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $13,613)				29,600	(4,625)

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Value (Note 2)
TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 105.6% (cost $258,298,612)	$258,517,889
Liabilities in excess of other assets(x) — (5.6)%	(13,621,182)

NET ASSETS — 100.0%	$244,896,707

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,300,252; cash collateral of $19,705,133 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
252	2 Year U.S. Treasury Notes	Mar. 2015	$55,119,801	$55,085,625	$(34,176)
1,057	5 Year U.S. Treasury Notes	Mar. 2015	125,742,010	125,708,680	(33,330)
21	U.S. Ultra Bonds	Mar. 2015	3,351,756	3,468,937	117,181

					49,675

Short Positions:
924	10 Year U.S. Treasury Notes	Mar. 2015	117,417,235	117,160,313	256,922
314	U.S. Long Bonds	Mar. 2015	44,376,520	45,392,625	(1,016,105)

					(759,183)

					$(709,508)

(1)	Cash of $500,000 and U.S. Government Agency obligations with a combined market value of $790,389 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
190	03/22/16	0.535%	3 Month LIBOR(2)	$(303)	$—	$(303)	Citigroup Global Markets
990	11/30/16	0.935%	3 Month LIBOR(2)	(2,294)	—	(2,294)	JPMorgan Chase
990	11/30/16	0.936%	3 Month LIBOR(2)	(2,309)	—	(2,309)	JPMorgan Chase
165	01/27/17	1.138%	3 Month LIBOR(2)	(1,551)	—	(1,551)	Bank of Nova Scotia
960	03/29/17	1.267%	3 Month LIBOR(2)	(9,141)	—	(9,141)	Bank of Nova Scotia
500	04/13/17	1.168%	3 Month LIBOR(1)	2,868	—	2,868	Bank of Nova Scotia
750	09/25/17	0.820%	3 Month LIBOR(2)	5,857	—	5,857	Bank of Nova Scotia
900	11/06/17	0.844%	3 Month LIBOR(2)	8,919	—	8,919	Citigroup Global Markets
7,930	02/08/18	0.956%	3 Month LIBOR(2)	59,689	—	59,689	Citigroup Global Markets
438	05/17/18	0.989%	3 Month LIBOR(2)	5,496	—	5,496	Credit Suisse First Boston Corp.
35	02/21/19	1.573%	3 Month LIBOR(2)	(156)	—	(156)	Citigroup Global Markets
650	05/14/19	1.538%	3 Month LIBOR(1)	(1,802)	—	(1,802)	Bank of Nova Scotia
490	08/06/19	1.211%	3 Month LIBOR(2)	8,306	—	8,306	Bank of Nova Scotia
200	10/11/19	1.220%	3 Month LIBOR(2)	4,231	—	4,231	Bank of Nova Scotia
2,900	12/03/19	1.179%	3 Month LIBOR(2)	77,001	—	77,001	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
9,300	04/10/20	1.358%	3 Month LIBOR(2)	$191,449	$—	$191,449	Bank of Nova Scotia
3,300	04/16/20	1.359%	3 Month LIBOR(2)	69,028	—	69,028	JPMorgan Chase
1,365	04/17/20	1.330%	3 Month LIBOR(1)	(30,732)	—	(30,732)	Bank of Nova Scotia
7,930	01/13/22	1.846%	3 Month LIBOR(2)	38,164	—	38,164	Citigroup Global Markets
60	01/24/22	2.113%	3 Month LIBOR(2)	(804)	—	(804)	Bank of Nova Scotia
35	02/02/22	1.914%	3 Month LIBOR(2)	51	—	51	Citigroup Global Markets
30	02/17/22	2.018%	3 Month LIBOR(2)	(147)	—	(147)	Bank of Nova Scotia
450	06/07/22	1.771%	3 Month LIBOR(1)	(9,364)	—	(9,364)	Bank of Nova Scotia
700	08/02/22	1.590%	3 Month LIBOR(1)	(21,148)	—	(21,148)	Bank of Nova Scotia
300	08/29/22	1.777%	3 Month LIBOR(2)	5,333	—	5,333	Citigroup Global Markets
220	09/11/22	1.833%	3 Month LIBOR(2)	3,197	—	3,197	Bank of Nova Scotia
1,400	09/12/22	1.790%	3 Month LIBOR(1)	(24,949)	—	(24,949)	Bank of Nova Scotia
1,650	09/27/22	1.728%	3 Month LIBOR(1)	(38,906)	—	(38,906)	Bank of Nova Scotia
2,600	10/25/22	1.801%	3 Month LIBOR(1)	(53,465)	—	(53,465)	Credit Suisse First Boston Corp.
1,400	01/03/23	1.750%	3 Month LIBOR(1)	(29,531)	—	(29,531)	Citigroup Global Markets
2,000	01/31/23	2.020%	3 Month LIBOR(1)	(2,738)	—	(2,738)	Barclays Capital Group
1,900	02/04/23	2.048%	3 Month LIBOR(1)	753	—	753	Barclays Capital Group
5,000	02/26/23	2.050%	3 Month LIBOR(1)	(4,735)	—	(4,735)	Barclays Capital Group
6,100	04/18/23	1.890%	3 Month LIBOR(1)	(108,072)	—	(108,072)	JPMorgan Chase
67,300	12/31/23	0.000%	3 Month LIBOR(1)	3,804,215	—	3,804,215	Barclays Capital Group
11,800	12/31/23	0.000%	3 Month LIBOR(1)	225,135	—	225,135	Credit Suisse First Boston Corp.
5,000	12/31/23	2.355%	3 Month LIBOR(1)	370,120	—	370,120	Barclays Capital Group
3,750	12/31/23	0.000%	3 Month LIBOR(1)	131,193	—	131,193	JPMorgan Chase
2,000	12/31/23	0.000%	3 Month LIBOR(1)	3,699	—	3,699	JPMorgan Chase
1,500	12/31/23	0.000%	3 Month LIBOR(1)	7,344	—	7,344	Barclays Capital Group
1,400	12/31/23	0.000%	3 Month LIBOR(1)	106,288	—	106,288	Barclays Capital Group
1,100	12/31/23	0.000%	3 Month LIBOR(1)	41,821	—	41,821	Barclays Capital Group
800	12/31/23	0.000%	3 Month LIBOR(1)	55,545	—	55,545	Barclays Capital Group
430	12/31/23	0.000%	3 Month LIBOR(1)	25,791	—	25,791	Barclays Capital Group
245	03/09/27	2.480%	3 Month LIBOR(1)	3,984	—	3,984	Bank of Nova Scotia
400	05/17/27	2.360%	3 Month LIBOR(1)	(1,131)	—	(1,131)	Bank of Nova Scotia
420	07/17/27	2.028%	3 Month LIBOR(1)	(14,537)	—	(14,537)	Bank of Nova Scotia

				$4,897,662	$—	$4,897,662

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
8,650	06/28/16	0.847%	3 Month LIBOR(2)	$—	$(25,470)	$(25,470)
94,125	06/30/16	0.618%	3 Month LIBOR(2)	385	47,093	46,708
14,490	08/29/16	0.710%	3 Month LIBOR(2)	124	4,563	4,439
1,680	12/04/17	0.755%	3 Month LIBOR(2)	158	24,674	24,516
33,908	06/10/18	1.205%	3 Month LIBOR(2)	—	254,339	254,339
346	08/02/18	1.614%	3 Month LIBOR(2)	—	(1,780)	(1,780)
2,600	08/16/18	1.641%	3 Month LIBOR(2)	162	(15,143)	(15,305)
15,300	09/16/18	1.861%	3 Month LIBOR(2)	219	(200,492)	(200,711)
11,000	09/18/18	1.724%	3 Month LIBOR(2)	199	(88,883)	(89,082)
33,850	09/19/18	1.781%	3 Month LIBOR(2)	302	(343,281)	(343,583)
14,000	10/03/18	1.566%	3 Month LIBOR(1)	213	27,502	27,289
16,700	12/10/18	1.560%	3 Month LIBOR(1)	225	842	617
14,905	05/31/19	1.730%	3 Month LIBOR(2)	1,196	14,980	13,784
11,500	08/29/19	1.804%	3 Month LIBOR(1)	139	47,806	47,667
4,750	07/29/20	2.205%	3 Month LIBOR(1)	—	86,407	86,407
117,300	09/09/20	2.613%	3 Month LIBOR(2)	854	(4,673,869)	(4,674,723)
7,235	09/15/20	1.583%	3 Month LIBOR(2)	—	120,524	120,524
10,500	06/03/21	2.105%	3 Month LIBOR(2)	213	(80,595)	(80,808)
36,870	10/06/21	2.308%	3 Month LIBOR(1)	20,810	684,252	663,442

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements (continued)
4,605	10/31/21	2.152%	3 Month LIBOR(2)	$178	$(16,961)	$(17,139)
25,250	05/29/23	2.150%	3 Month LIBOR(1)	—	(48,398)	(48,398)
50,000	06/27/23	2.746%	3 Month LIBOR(1)	—	2,232,122	2,232,122
57,000	08/09/23	2.791%	3 Month LIBOR(1)	606	2,736,748	2,736,142
2,950	10/25/23	2.653%	3 Month LIBOR(2)	59	(107,587)	(107,646)
121,000	12/31/23	0.000%	3 Month LIBOR(1)	—	6,840,670	6,840,670
10,600	12/31/23	0.000%	3 Month LIBOR(1)	—	(46,687)	(46,687)
3,130	08/29/24	2.560%	3 Month LIBOR(2)	113	(81,537)	(81,650)
54,075	10/06/24	2.649%	3 Month LIBOR(2)	(34,773)	(1,816,854)	(1,782,081)
19,710	10/06/29	2.958%	3 Month LIBOR(1)	14,583	1,137,778	1,123,195

				$5,965	$6,712,763	$6,706,798

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at December 31, 2014(3)	Unrealized Depreciation
Exchange-traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.22	06/20/19	1.000%	$15,500	$(236,825)	$(279,586)	$(42,761)

A U.S. Government Agency obligation and U.S. Treasury Obligations with a combined market value of $5,983,126 have been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundless. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increses for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$59,322,868	$—
Commercial Mortgage-Backed Securities	—	56,666,225	—
Corporate Bonds	—	53,412,782	—
Non-Corporate Foreign Agency	—	1,075,628	—
Sovereigns	—	13,032,950	—
U.S. Government Agency Obligations	—	31,779,181	—
U.S. Treasury Obligations	—	21,510,548	—
Affiliated Money Market Mutual Fund	21,709,613	—	—
Options Purchased	12,719	—	—
Option Written	(4,625)	—	—
Other Financial Instruments*
Futures Contracts	(709,508)	—	—
Over-the-counter interest rate swaps	—	4,897,662	—
Exchange-traded interest rate swaps	—	6,706,798	—
Exchange-traded credit default swaps	—	(42,761)	—

Total	$21,008,199	$248,361,881	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

Non-Residential Mortgage-Backed Securities	24.2%
Commercial Mortgage-Backed Securities	23.1
U.S Government Agency Obligations	13.0
Banking	10.9
Affiliated Money Market Mutual Fund (8.0% represents investments purchased with collateral from securities on loan)	8.9
U.S. Treasury Obligations	8.8
Sovereigns	5.3
Insurance	2.3
Healthcare & Pharmaceutical	1.7
Chemicals	1.4
Road & Rail	1.0
Non-Captive Finance	0.8
Telecommunications	0.7

Automotive	0.7%
Electric	0.6
Non-Corporate Foreign Agency	0.5
Healthcare Insurance	0.5
Pipelines & Other	0.3
Energy – Integrated	0.3
Technology	0.3
Energy – Other	0.2
Cable	0.1

105.6
Liabilities in excess of other assets	(5.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$42,761	*
Interest rate contracts	Due from/to broker — variation margin futures	374,103	*	Due from/to broker — variation margin futures	1,083,611	*
Interest rate contracts	Due from/to broker — variation margin swaps	14,221,861	*	Due from/to broker-variation margin swaps	7,515,063	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	5,255,477		Unrealized depreciation on over-the-counter swap agreements	357,815
Interest rate contracts	Unaffiliated investments	12,719		Option written outstanding, at value	4,625

Total		$19,864,160			$9,003,875

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(223,891)	$(223,891)
Interest rate contracts	(240,274)	7,499	(3,006,009)	(887,682)	(4,126,466)

Total	$(240,274)	$7,499	$(3,006,009)	$(1,111,573)	$(4,350,357)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$17,298	$17,298
Interest rate contracts	61,021	8,988	(1,249,337)	42,820,516	41,641,188

Total	$61,021	$8,988	$(1,249,337)	$42,837,814	$41,658,486

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements Buy Protection(2)
$197,617	$25,000,000	$84,378,473	$131,744,888	$1,123,697,000	$15,800,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of Nova Scotia	$296,893	$(154,212)	$—	$142,681
Barclays Capital Group	4,411,877	(7,473)	(4,012,998)	391,406
Citigroup Global Markets	112,156	(29,990)	(160,000)	—
Credit Suisse First Boston Corp.	230,631	(53,465)	(290,278)	—
JPMorgan Chase	203,920	(112,675)	—	91,245

	$5,255,477

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of Nova Scotia	$(154,212)	$154,212	$—	$—
Barclays Capital Group	(7,473)	7,473	—	—
Citigroup Global Markets	(29,990)	29,990	—	—
Credit Suisse First Boston Corp.	(53,465)	53,465		—
JPMorgan Chase	(112,675)	112,675	—	—

	$(357,815)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BOND PORTFOLIO 2023 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $19,300,252:
Unaffiliated investments (cost $236,602,612)	$236,812,901
Affiliated investments (cost $21,709,613)	21,709,613
Cash	17,641
Unrealized appreciation on over-the-counter swap agreements	5,255,477
Dividends and interest receivable	932,042
Deposit with broker	500,000
Due from broker—variation margin swaps	136,602
Prepaid expenses	3,022

Total Assets	265,367,298

LIABILITIES:
Payable to broker for collateral for securities on loan	19,705,133
Unrealized depreciation on over-the-counter swap agreements	357,815
Advisory fees payable	133,551
Due to broker-variation margin futures	105,751
Payable for fund share repurchased	86,276
Accrued expenses and other liabilities	71,568
Distribution fee payable	5,511
Options written outstanding, at value (premiums received $13,613)	4,625
Affiliated transfer agent fee payable	361

Total Liabilities	20,470,591

NET ASSETS	$244,896,707

Net assets were comprised of:
Paid-in capital	$229,992,921
Retained earnings	14,903,786

Net assets, December 31, 2014	$244,896,707

Net asset value and redemption price per share, $244,896,707 / 22,897,185 outstanding shares of beneficial interest	$10.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$7,734,150
Affiliated income from securities lending, net	28,574
Affiliated dividend income	12,526

7,775,250

EXPENSES
Advisory fees	2,516,464
Distribution fee	397,135
Custodian and accounting fees	81,000
Audit fee	59,000
Trustees’ fees	15,000
Legal fees and expenses	11,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Loan interest expense	7,775
Commitment fee on syndicated credit agreement	4,000
Shareholders’ reports	4,000
Miscellaneous	7,193

Total expenses.	3,120,567
Less: distribution fee waiver	(19,427)

Net expenses.	3,101,140

NET INVESTMENT INCOME	4,674,110

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	862,452
Futures transactions	(3,006,009)
Swap agreement transactions	(1,111,573)
Options written transactions	7,499

(3,247,631)

Net change in unrealized appreciation (depreciation) on:
Investments	8,922,678
Futures	(1,249,337)
Swap agreements	42,837,814
Options written	8,988

50,520,143

NET GAIN ON INVESTMENTS	47,272,512

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,946,622

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,674,110	$3,644,962	(a)(1)
Net realized loss on investment transactions	(3,247,631)	(1,418,003	)(a)(2)
Net change in unrealized appreciation (depreciation) on investments	50,520,143	(40,837,503	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,946,622	(38,610,544	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [941,868 and 121,688,830 shares, respectively]	9,294,540	1,193,309,782
Fund share repurchased [39,755,310 and 73,442,179 shares, respectively]	(402,983,736)	(710,619,663)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(393,689,196)	482,690,119

TOTAL INCREASE (DECREASE) IN NET ASSETS	(341,742,574)	444,079,575

NET ASSETS:
Beginning of year	586,639,281	142,559,706

End of year	$244,896,707	$586,639,281

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $4,386,667.
(2)	Previously $(2,010,658).
(3)	Previously $(40,986,553).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BOND PORTFOLIO 2024

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 92.9% ASSET-BACKED SECURITIES — 16.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	1,000	$999,754
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	1,100	1,098,962
Ally Master Owner Trust, Series 2014-4, Class A1	0.561%	(c)	06/17/19	800	796,111
Ally Master Owner Trust, Series 2014-5, Class A1	0.646%	(c)	10/15/19	700	700,000
American Express Credit Account Master Trust, Series 2012-5, Class C, 144A	1.070%		05/15/18	500	501,386
American Express Credit Account Master Trust, Series 2013-1, Class A	0.581%	(c)	02/16/21	2,600	2,610,590
American Express Credit Account Master Trust, Series 2014-1, Class B	0.661%	(c)	12/15/21	200	199,390
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2	0.740%		11/08/16	269	269,268
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A2B	0.437%	(c)	10/10/17	200	199,939
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A2B	0.557%	(c)	04/09/18	400	400,059
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	500	494,786
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	800	799,958
BA Credit Card Trust, Series 2014-A2, Class A	0.431%	(c)	09/16/19	1,000	998,168
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	1,000	1,000,407
CarMax Auto Owner Trust, Series 2013-2, Class A2	0.420%		06/15/16	10	10,024
CarMax Auto Owner Trust, Series 2013-3, Class A2	0.590%		08/15/16	412	412,111
Chase Issuance Trust, Series 2007-C1, Class C1	0.621%	(c)	04/15/19	1,700	1,690,048
Chase Issuance Trust, Series 2012-A7, Class A7	2.160%		09/15/24	1,000	964,623
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	800	799,747
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	1,000	999,894
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2	1.314%	(c)	01/23/20	1,000	1,026,036
Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2	0.447%	(c)	05/26/20	200	199,686
Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2	1.020%		02/22/19	1,500	1,494,232
Discover Card Execution Note Trust, Series 2014-A1, Class A1	0.591%	(c)	07/15/21	800	801,731
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	800	801,783
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	748	749,892
Fifth Third Auto Trust, Series 2013-1, Class A2	0.590%		03/15/16	150	150,303
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	450	455,031
Ford Credit Auto Owner Trust, Series 2012-C, Class B	1.270%		12/15/17	300	300,909
Ford Credit Auto Owner Trust, Series 2013-B, Class A3	0.570%		10/15/17	182	181,785

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Auto Owner Trust, Series 2013-C, Class A2	0.550%		04/15/16	85	$84,926
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	400	402,135
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	500	501,288
Ford Credit Floorplan Master Owner Trust A, Series 2014-4, Class A2	0.511	%(c)	08/15/19	1,000	998,215
GE Dealer Floorplan Master Note Trust, Series 2014-1, Class A	0.545	%(c)	07/20/19	1,000	999,034
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.615	%(c)	10/20/19	1,200	1,200,487
GE Equipment Small Ticket LLC, Series 2013-1A, Class A2, 144A	0.730%		01/24/16	611	611,478
Honda Auto Receivables Owner Trust, Series 2013-2, Class A3	0.530%		02/16/17	100	99,998
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	1,000	1,000,861
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.421	%(c)	08/16/21	500	497,638
Mercedes-Benz Auto Receivables Trust, Series 2013-1, Class A2	0.500%		03/15/16	222	222,392
MMAF Equipment Finance LLC, Series 2013-AA, Class A2, 144A	0.690%		05/09/16	498	498,240
Nissan Auto Lease Trust, Series 2013-A, Class A2B	0.291	%(c)	09/15/15	23	23,258
Nissan Auto Receivables Owner Trust, Series 2013-B, Class A2	0.520%		04/15/16	301	301,169
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.461	%(c)	02/15/18	25	24,972
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B	0.531	%(c)	06/15/17	350	349,637
SLM Student Loan Trust, Series 2005-4, Class A3	0.354	%(c)	01/25/27	800	779,979
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	500	498,176
Volkswagen Auto Lease Trust, Series 2013-A, Class A2A	0.630%		12/20/15	345	345,133
Volkswagen Auto Loan Enhanced Trust 2014-2, Series 2014-2, Class A2	0.530%		07/20/17	1,100	1,098,290
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.515	%(c)	07/22/19	1,000	1,000,679
World Omni Auto Receivables Trust, Series 2013-A, Class A3	0.640%		04/16/18	200	199,874

TOTAL ASSET-BACKED SECURITIES (cost $33,834,777)					33,844,472

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5	4.857	%(c)	07/10/43	13	13,111
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	3,946	3,975,974
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4	5.226	%(c)	07/15/44	1	951
COMM Mortgage Trust, Series 2012-CCRE1, Class A2	2.350%		05/15/45	1,000	1,015,235

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
COMM Mortgage Trust, Series CR9, Class A2	3.055%		07/10/45	800	$829,585
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	2,700	2,729,200
Commercial Mortgage Trust, Series 2005-GG5, Class AM	5.277%	(c)	04/10/37	500	510,901
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%		03/10/46	1,205	1,216,108
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	3,100	3,136,766
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class A2	4.317%		11/25/19	1,900	2,089,932
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	50	52,610
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%		02/25/23	1,800	1,894,648
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A	4.751%		07/10/39	900	900,892
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A3	3.272%		07/15/45	1,000	1,033,420
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A3	3.435%		08/15/47	200	207,404
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class A4	4.738%		07/15/42	25	25,043
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP3, Class A4B	4.996%	(c)	08/15/42	270	274,082
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM	4.999%	(c)	10/15/42	1,000	1,020,062
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class A4	5.236%	(c)	12/15/44	2,768	2,814,479
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A2	2.072%		12/15/47	700	706,164
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A2	2.665%		01/15/46	2,000	2,043,192
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A3	2.592%		04/15/46	100	100,064
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	2,000	2,016,986
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM	5.107%	(c)	07/12/38	500	508,445
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4	4.747%	(c)	06/12/43	32	32,120
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.677%	(c)	05/12/39	1,275	1,330,029
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	1,500	1,491,144
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4	5.447%		02/12/44	50	53,330
Morgan Stanley Capital I Trust, Series 2011-C3, Class A2	3.224%		07/15/49	920	949,456
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	3,500	3,558,506
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	20	20,534
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ	5.242%	(c)	10/15/44	300	307,130
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.269%	(c)	12/15/44	18	18,441

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.723%	(c)	05/15/43	85	$89,007
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	633	670,407
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2	2.684%		11/15/44	35	35,850
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	20	20,051
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	1,200	1,232,272

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $39,477,225)					38,923,531

CORPORATE BONDS — 14.2%
Automotive — 0.3%
Cummins, Inc., Sr. Unsec’d. Notes	3.650%		10/01/23	205	215,642
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	400	495,464

					711,106

Banking — 6.3%
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	565	554,141
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	175	202,726
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	3.300%		01/11/23	1,075	1,075,083
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%		10/29/15	1,270	1,281,019
Bank of Nova Scotia (Canada), Covered Bonds, 144A	2.150%		08/03/16	3,810	3,880,363
Citigroup, Inc., Sr. Unsec’d. Notes(a)	3.375%		03/01/23	780	786,976
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	450	497,927
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	10	11,287
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	5.375%		03/15/20	1,365	1,529,751
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.200%		10/22/19	290	287,499
JPMorgan Chase & Co., Sub. Notes(a)	3.375%		05/01/23	1,410	1,394,933
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	5.500%		07/28/21	175	198,604
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23	345	349,291
Morgan Stanley, Sub. Notes, MTN	4.875%		11/01/22	790	839,042
PNC Bank NA, Sub. Notes	3.800%		07/25/23	250	257,699
Wells Fargo & Co., Sub. Notes, MTN	3.450%		02/13/23	15	15,202

					13,161,543

Capital Markets — 0.4%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%		07/24/24	705	718,785

Chemicals — 1.4%
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	4.250%		11/15/20	1,645	1,758,720
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	4.625%		01/15/20	750	828,882
LYB International Finance BV (Netherlands), Gtd. Notes(a)	4.000%		07/15/23	285	291,538

					2,879,140

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services — 0.4%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	3.100%	01/09/23	880	$890,996

Electric — 0.3%
Nextera Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	665	674,725

Energy – Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	750	763,449
Chevron Corp., Sr. Unsec’d. Notes(a)	3.191%	06/24/23	120	122,241
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	6.100%	06/01/18	20	22,434

				908,124

Energy – Other
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	45	44,361

Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%	07/15/22	10	9,719
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.125%	01/15/15	800	800,746

				810,465

Healthcare & Pharmaceutical — 1.3%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	15	16,098
Baxter International, Inc., Sr. Unsec’d. Notes	3.200%	06/15/23	390	392,980
Merck & Co., Inc., Sr. Unsec’d. Notes(a)	2.800%	05/18/23	1,505	1,494,542
Pfizer, Inc., Sr. Unsec’d. Notes(a)	3.000%	06/15/23	735	743,276

				2,646,896

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	545	528,664

Insurance — 1.0%
Allstate Corp. (The), Sr. Unsec’d. Notes	3.150%	06/15/23	315	316,535
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	300	357,741
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%	04/15/22	500	562,044
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	210	216,400
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%	06/24/21	600	660,952
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	10	9,997

				2,123,669

Pharmaceuticals — 0.1%
Mylan, Inc., Gtd. Notes	1.800%	06/24/16	95	95,573

Pipelines & Other — 0.1%
Enterprise Products Operating LLC, Gtd. Notes(a)	3.350%	03/15/23	150	148,364
Magellan Midstream Partners LP, Sr. Unsec’d. Notes(a)	4.250%	02/01/21	10	10,790

				159,154

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Road & Rail — 0.5%
United Parcel Service, Inc., Sr. Unsec’d. Notes(a)	5.125%	04/01/19	1,000	$1,123,503

Technology — 0.1%
Oracle Corp., Sr. Unsec’d. Notes	3.625%	07/15/23	280	293,638

Telecommunications — 0.9%
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	1,650	1,821,984

Tobacco
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	7	8,889

TOTAL CORPORATE BONDS (cost $28,865,900)				29,601,215

NON-CORPORATE FOREIGN AGENCIES — 3.1%
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	0.500%	08/15/16	750	748,387
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%	10/03/18	2,310	2,311,719
Japan Finance Corp. (Japan), Gov’t. Gtd. Notes	2.500%	05/18/16	800	819,674
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	2,536	2,508,028

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $6,370,670)				6,387,808

SOVEREIGNS — 5.8%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/06/15	20	20,009
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16	1,500	1,500,175
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.750%	03/05/15	1,520	1,526,062
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%	02/14/17	1,500	1,501,230
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%	04/25/16	1,500	1,497,408
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	1,500	1,531,933
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%	05/18/15	1,500	1,499,985
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%	09/12/15	1,520	1,518,629
Republic of Austria (Austria), Sr. Unsec’d. Notes, MTN, RegS	1.750%	06/17/16	1,500	1,525,800

TOTAL SOVEREIGNS (cost $12,085,904)				12,121,231

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.8%
Federal Home Loan Banks	0.375%	08/28/15	40	40,035
Federal Home Loan Banks	1.000%	06/21/17	300	300,246
Federal Home Loan Mortgage Corp.(a)	1.750%	05/30/19	2,050	2,061,365
Federal Home Loan Mortgage Corp.(a)	2.375%	01/13/22	1,090	1,101,220
Federal National Mortgage Assoc.(a)(h)(k)	0.875%	05/21/18	4,140	4,071,160
Federal National Mortgage Assoc.	1.750%	06/20/19	2,050	2,060,102
Federal National Mortgage Assoc.(a)	1.750%	11/26/19	180	180,108
Federal National Mortgage Assoc.	1.875%	09/18/18	825	838,429
Federal National Mortgage Assoc.	1.875%	02/19/19	85	86,290

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	2.625%		09/06/24	1,280	$1,296,283
Federal National Mortgage Assoc.	5.375%		06/12/17	75	82,917
Financing Corp., Strips Principal, Series 1P, Unsec’d. Notes, PO	1.602%	(s)	05/11/18	780	741,667
Financing Corp., Strips Principal, Series 4P, Unsec’d. Notes, PO	1.390%	(s)	10/06/17	2,080	2,006,653
Financing Corp., Strips Principal, Series D-P, Sec’d. Notes, PO	2.121%	(s)	09/26/19	1,720	1,569,063
Hashemite Kingdom of Jordan, USAID Bond (Jordan), Gtd. Notes	2.503%		10/30/20	280	284,665
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23	2,408	2,964,554
Residual Funding Corp., Strips Principal, Sr. Unsec’d. Notes, PO	2.305%	(s)	07/15/20	3,860	3,428,471
Residual Funding Corp., Strips Principal, Unsec’d. Notes, PO	2.138%	(s)	10/15/19	5,673	5,158,402
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		09/15/24	2,585	2,618,041

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $30,509,433)					30,889,671

U.S. TREASURY OBLIGATIONS — 20.1%
U.S. Treasury Bonds	2.875%		05/15/43	890	910,303
U.S. Treasury Bonds	3.000%		11/15/44	625	656,836
U.S. Treasury Bonds	3.125%		08/15/44	145	156,101
U.S. Treasury Bonds	3.375%		05/15/44	1,470	1,654,898
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/19	2,888	2,856,289
U.S. Treasury Notes	0.875%		10/15/17	1,390	1,384,679
U.S. Treasury Notes	1.000%		09/30/19	435	423,038
U.S. Treasury Notes	1.500%		05/31/19	3,140	3,132,150
U.S. Treasury Notes	1.500%		10/31/19	110	109,330
U.S. Treasury Notes(a)	1.500%		11/30/19	225	223,576
U.S. Treasury Notes	1.625%		04/30/19	105	105,361
U.S. Treasury Notes	1.625%		12/31/19	200	199,703
U.S. Treasury Notes	1.750%		05/15/23	10,800	10,515,658
U.S. Treasury Notes	2.000%		02/28/21	4,455	4,485,628
U.S. Treasury Notes	2.125%		01/31/21	1,885	1,913,275
U.S. Treasury Notes	2.250%		03/31/21	815	832,064
U.S. Treasury Notes	2.250%		04/30/21	1,790	1,826,779
U.S. Treasury Notes(a)	2.250%		11/15/24	4,000	4,026,876
U.S. Treasury Notes	2.375%		08/15/24	1,235	1,257,867
U.S. Treasury Notes	2.500%		05/15/24	2,476	2,550,666
U.S. Treasury Notes	2.875%		03/31/18	675	710,121
U.S. Treasury Strips Coupon	2.400%	(s)	08/15/21	2,140	1,871,509

TOTAL U.S. TREASURY OBLIGATIONS (cost $41,314,792)					41,802,707

TOTAL LONG-TERM INVESTMENTS (cost $192,458,701)					193,570,635

				Shares
SHORT-TERM INVESTMENTS — 8.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 8.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $17,894,828; includes $16,274,940 of cash collateral for securities on loan)(b)(w)(Note 4)				17,894,828	17,894,828

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

OPTIONS PURCHASED*	Notional Amount (000)#	Value (Note 2)
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38	12,400	$9,687
expiring 01/23/15, Strike Price $110.00	12,400	969

TOTAL OPTIONS PURCHASED (cost $17,657)		10,656

TOTAL SHORT-TERM INVESTMENTS (cost $17,912,485)		17,905,484

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 101.5% (cost $210,371,186)		211,476,119

OPTION WRITTEN*
Call Option
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $11,406)	24,800	(3,875)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 101.5% (cost $210,359,780)		211,472,244
Liabilities in excess of other assets(x) — (1.5)%		(3,207,061)

NET ASSETS — 100.0%		$208,265,183

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,941,860; cash collateral of $16,274,940 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
55	2 Year U.S. Treasury Notes	Mar. 2015	$12,025,312	$12,022,656	$(2,656)
240	5 Year U.S. Treasury Notes	Mar. 2015	28,553,789	28,543,125	(10,664)
16	10 Year U.S. Treasury Notes	Mar. 2015	2,024,273	2,028,750	4,477

					(8,843)

Short Positions:
151	U.S. Long Bonds	Mar. 2015	21,305,557	21,828,937	(523,380)

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Futures contracts outstanding at December 31, 2014 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued)
9	U.S. Ultra Bonds	Mar. 2015	$1,465,831	$1,486,688	$(20,857)

					(544,237)

					$(553,080)

(1)	A U.S. Government Agency obligation with a market value of $314,679 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
250	03/27/15	0.424%	3 Month LIBOR(2)	$(374)	$—	$(374)	Citigroup Global Markets
4,625	11/30/17	1.170%	3 Month LIBOR(2)	7,111	—	7,111	Credit Suisse First Boston Corp.
250	02/08/18	0.956%	3 Month LIBOR(2)	1,882	—	1,882	Citigroup Global Markets
250	01/13/22	1.846%	3 Month LIBOR(2)	1,203	—	1,203	Citigroup Global Markets
109,000	12/31/24	0.000%	3 Month LIBOR(1)	8,142,028	—	8,142,028	JPMorgan Chase
50,000	12/31/24	0.000%	3 Month LIBOR(1)	3,446,493	—	3,446,493	JPMorgan Chase
30,450	12/31/24	0.000%	3 Month LIBOR(1)	2,115,707	—	2,115,707	Barclays Capital Group
14,600	12/31/24	0.000%	3 Month LIBOR(1)	963,313	—	963,313	Citigroup Global Markets

				$14,677,363	$—	$14,677,363

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
3,810	06/28/16	0.847%	3 Month LIBOR(2)	$160	$(11,219)	$(11,379)
37,060	06/30/16	0.618%	3 Month LIBOR(2)	243	18,542	18,299
1,760	06/30/16	0.655%	3 Month LIBOR(2)	371	(92)	(463)
430	06/30/16	0.655%	3 Month LIBOR(2)	151	(23)	(174)
6,910	08/29/16	0.710%	3 Month LIBOR(2)	105	2,176	2,071
14,536	06/10/18	1.205%	3 Month LIBOR(2)	—	109,032	109,032
207	08/02/18	1.614%	3 Month LIBOR(2)	151	(1,065)	(1,216)
1,000	08/16/18	1.641%	3 Month LIBOR(2)	154	(5,824)	(5,978)
7,500	09/16/18	1.861%	3 Month LIBOR(2)	184	(98,280)	(98,464)
8,700	09/18/18	1.724%	3 Month LIBOR(2)	189	(70,298)	(70,487)
8,200	09/19/18	1.781%	3 Month LIBOR(2)	187	(83,158)	(83,345)
6,000	10/03/18	1.566%	3 Month LIBOR(1)	177	11,786	11,609
9,450	12/10/18	1.560%	3 Month LIBOR(1)	193	477	284
11,735	05/31/19	1.730%	3 Month LIBOR(2)	1,022	11,794	10,772
5,480	08/29/19	1.804%	3 Month LIBOR(1)	112	22,781	22,669
10,300	07/29/20	2.178%	3 Month LIBOR(1)	212	172,160	171,948
77,700	09/09/20	2.613%	3 Month LIBOR(2)	616	(3,095,990)	(3,096,606)
21,685	10/06/21	2.308%	3 Month LIBOR(1)	280	402,441	402,161
3,715	10/31/21	2.152%	3 Month LIBOR(2)	172	(13,683)	(13,855)
12,000	06/10/23	2.267%	3 Month LIBOR(2)	—	(83,511)	(83,511)
17,500	10/22/23	2.720%	3 Month LIBOR(2)	290	(733,674)	(733,964)
9,750	10/25/23	2.653%	3 Month LIBOR(2)	166	(355,585)	(355,751)
3,200	10/28/23	2.638%	3 Month LIBOR(2)	176	(112,688)	(112,864)
3,900	02/06/24	2.761%	3 Month LIBOR(2)	181	(174,417)	(174,598)
9,500	05/19/24	2.641%	3 Month LIBOR(2)	226	(322,784)	(323,010)
8,500	06/02/24	2.533%	3 Month LIBOR(2)	218	(207,852)	(208,070)
5,500	06/03/24	2.570%	3 Month LIBOR(2)	194	(152,119)	(152,313)
3,720	08/18/24	2.750%	3 Month LIBOR(1)	106	159,555	159,449
1,490	08/29/24	2.560%	3 Month LIBOR(2)	100	(38,815)	(38,915)
31,720	10/06/24	2.649%	3 Month LIBOR(2)	404	(1,065,753)	(1,066,157)

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements (continued)
16,000	10/07/24	2.606%	3 Month LIBOR(1)	$278	$475,784	$475,506
19,400	12/31/24	0.000%	3 Month LIBOR(1)	305	2,386,369	2,386,064
11,650	10/06/29	2.958%	3 Month LIBOR(1)	266	672,507	672,241

				$7,589	$(2,181,426)	$(2,189,015)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Value at Trade Date	Value at December 31, 2014(2)	Unrealized Depreciation
Exchange-traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.22	06/20/19	6,000	1.000%	$(91,841)	$(108,227)	$(16,386)

A U.S. Government Agency obligation with a market value of $2,306,007 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$33,844,472	$—
Commercial Mortgage-Backed Securities	—	38,923,531	—
Corporate Bonds	—	29,601,215	—
Non-Corporate Foreign Agencies	—	6,387,808	—
Sovereigns	—	12,121,231	—
U.S. Government Agency Obligations	—	30,889,671	—
U.S. Treasury Obligations	—	41,802,707	—
Affiliated Money Market Mutual Fund	17,894,828	—	—
Options Purchased	10,656	—	—
Option Written	(3,875)	—	—
Other Financial Instruments*
Futures Contracts	(553,080)	—	—
Over-the-counter interest rate swaps	—	14,677,363	—
Exchange-traded interest rate swaps	—	(2,189,015)	—
Exchange-traded credit default swaps	—	(16,386)	—

Total	$17,348,529	$206,042,597	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

U.S. Treasury Obligations	20.1%
Commercial Mortgage-Backed Securities	18.7
Non-Residential Mortgage-Backed Securities	16.2
U.S. Government Agency Obligations	14.8
Affiliated Money Market Mutual Fund (7.8% represents investments purchased with collateral from securities on loan)	8.6
Banking	6.3
Sovereigns	5.8
Non-Corporate Foreign Agencies	3.1
Chemicals	1.4
Healthcare & Pharmaceutical	1.3
Insurance	1.0
Telecommunications	0.9
Road & Rail	0.5

Capital Markets	0.4%
Energy – Integrated	0.4
Diversified Financial Services	0.4
Foods	0.4
Automotive	0.3
Healthcare Insurance	0.3
Electric	0.3
Technology	0.1
Pharmaceuticals	0.1
Pipelines & Other	0.1

101.5
Liabilities in excess of other assets	(1.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$16,386	*
Interest rate contracts	Due from/to broker — variation margin futures	4,477	*	Due from/to broker — variation margin futures	557,557	*

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin swaps	4,442,105	*	Due from/to broker — variation margin swaps	6,631,120	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	14,677,737		Unrealized depreciation on over-the-counter swap agreements	374
Interest rate contracts	Unaffiliated investments	10,656		Option written outstanding, at value	3,875

Total		$19,134,975			$7,209,312

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(89,409)	$(89,409)
Interest rate contracts	(82,486)	(9,664)	(1,542,843)	(2,810,309)	(4,445,302)

Total	$(82,486)	$(9,664)	$(1,542,843)	$(2,899,718)	$(4,534,711)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$8,374	$8,374
Interest rate contracts	22,617	7,531	(731,210)	28,029,367	27,328,305

Total	$22,617	$7,531	$(731,210)	$28,037,741	$27,336,679

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swap Agreements(2)	Credit Default Swap as Buyer(2)
$92,180	$14,408,000	$30,241,160	$47,021,267	$531,138,000	$6,200,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$2,115,707	$—	$(1,959,159)	$156,548
Citigroup Global Markets	966,398	(374)	(810,000)	156,024
Credit Suisse First Boston Corp.	7,111	—	—	7,111
JPMorgan Chase	11,588,521	—	(12,917,306)	—

	$14,677,737

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$—	$—	$—	$—
Citigroup Global Markets	(374)	374	—	—
Credit Suisse First Boston Corp.	—	—	—	—
JPMorgan Chase	—	—	—	—

	$(374)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BOND PORTFOLIO 2024 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $15,941,860:
Unaffiliated investments (cost $192,476,358)	$193,581,291
Affiliated investments (cost $17,894,828)	17,894,828
Unrealized appreciation on over-the-counter swap agreements	14,677,737
Dividends and interest receivable	739,961
Prepaid expenses	1,371

Total Assets	226,895,188

LIABILITIES:
Payable to broker for collateral for securities on loan	16,274,940
Payable to custodian	2,064,285
Advisory fees payable	110,324
Due to broker—variation margin swaps	100,728
Accrued expenses and other liabilities	55,840
Payable for fund share repurchased	12,366
Options written outstanding, at value (premiums received $11,406)	3,875
Due to broker-variation margin futures	3,513
Distribution fee payable	3,399
Unrealized depreciation on over-the-counter swap agreements	374
Affiliated transfer agent fee payable	361

Total Liabilities	18,630,005

NET ASSETS	$208,265,183

Net assets were comprised of:
Paid-in capital	$195,438,555
Retained earnings	12,826,628

Net assets, December 31, 2014	$208,265,183

Net asset value and redemption price per share, $208,265,183 / 20,395,889 outstanding shares of beneficial interest	$10.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$3,903,432
Affiliated income from securities lending, net	13,689
Affiliated dividend income	10,814

3,927,935

EXPENSES
Advisory fees	1,272,974
Distribution fee	200,901
Custodian and accounting fees	63,000
Audit fee	49,000
Trustees’ fees	12,000
Legal fees and expenses	11,000
Shareholders’ reports	9,000
Commitment fee on syndicated credit agreement	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Insurance expenses	4,000
Loan interest expense	1,841
Miscellaneous	7,561

Total expenses	1,647,277

NET INVESTMENT INCOME	2,280,658

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	511,282
Futures transactions	(1,542,843)
Swap agreement transactions	(2,899,718)
Options written transactions	(9,664)

(3,940,943)

Net change in unrealized appreciation (depreciation) on:
Investments	3,765,827
Futures	(731,210)
Swap agreements	28,037,741
Options Written	7,531

31,079,889

NET GAIN ON INVESTMENTS	27,138,946

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,419,604

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	January 2, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,280,658	$1,375,458	(a)(1)
Net realized gain (loss) on investment transactions	(3,940,943)	80,112	(a)(2)
Net change in unrealized appreciation (depreciation) on investments	31,079,889	(18,048,546	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,419,604	(16,592,976	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [9,542,523 and 64,983,209 shares, respectively]	93,722,148	601,650,946
Fund share repurchased [18,293,824 and 35,836,019 shares, respectively]	(174,533,486)	(325,401,053)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(80,811,338)	276,249,893

TOTAL INCREASE (DECREASE) IN NET ASSETS	(51,391,734)	259,656,917
NET ASSETS:
Beginning of year	259,656,917	—

End of year	$208,265,183	$259,656,917

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $1,832,602.
(2)	Previously $(158,448).
(3)	Previously $(18,267,130).
(b)	Remains unchanged.

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BOND PORTFOLIO 2025

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 96.2% ASSET-BACKED SECURITIES — 14.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2014-2, Class A2	0.680%		07/17/17	100	$99,936
Ally Auto Receivables Trust, Series 2014-3, Class A2	0.810%		09/15/17	500	499,877
Ally Auto Receivables Trust, Series 2014-SN2, Class A2A	0.710%		03/20/17	600	599,434
Ally Master Owner Trust, Series 2014-5, Class A1	0.646%	(c)	10/15/19	500	500,000
American Express Credit Account Master Trust, Series 2012-5, Class B	0.770%		05/15/18	800	800,247
American Express Credit Account Master Trust, Series 2013-1, Class A	0.581%	(c)	02/16/21	200	200,815
American Express Credit Account Master Trust, Series 2014-2, Class A	1.260%		01/15/20	100	99,760
Americredit Automobile Receivables Trust, Series 2014-4, Class A2B	0.557%	(c)	04/09/18	400	400,059
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A, 144A	2.054%		08/20/16	200	201,114
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	500	494,786
BA Credit Card Trust, Series 2014-A1, Class A	0.541%	(c)	06/15/21	500	499,607
BA Credit Card Trust, Series 2014-A2, Class A	0.431%	(c)	09/16/19	50	49,908
Bank of America Auto Trust, Series 2012-1, Class B	1.590%		02/15/17	300	302,398
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	500	500,204
BMW Vehicle Lease Trust, Series 2014-1, Class A2	0.450%		03/21/16	46	46,017
CarMax Auto Owner Trust, Series 2014-4, Class A2B	0.431%	(c)	02/15/18	500	500,010
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A2, 144A	0.560%		12/15/16	17	16,880
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 144A	0.850%		05/15/18	1,000	999,684
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A2, 144A	0.690%		09/15/17	200	200,142
Citibank Credit Card Issuance Trust, Series 2005-C1, Class C1	5.500%		03/24/17	1,000	1,010,990
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	50	49,995
Discover Card Execution Note Trust, Series 2010-A2, Class A2	0.741%	(c)	03/15/18	300	300,622
Discover Card Execution Note Trust, Series 2014-A1, Class A1	0.591%	(c)	07/15/21	200	200,433
Fifth Third Auto Trust, Series 2014-3, Class A2A	0.570%		05/15/17	600	599,443
Ford Credit Auto Owner Trust, Series 2012-B, Class B	1.670%		11/15/17	593	598,961
Ford Credit Auto Owner Trust, Series 2013-A, Class B	1.150%		07/15/18	200	199,043
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	300	300,773
Ford Credit Auto Owner Trust, Series 2014-A, Class A2	0.480%		11/15/16	24	24,130
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.541%	(c)	01/15/18	100	100,037

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
GE Dealer Floorplan Master Note Trust, Series 2014-2, Class A	0.615%	(c)	10/20/19	1,000	$1,000,406
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B	0.331%	(c)	04/15/18	38	38,211
Honda Auto Receivables Owner Trust, Series 2012-3, Class A3	0.560%		05/15/16	215	215,178
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	1,070	1,070,921
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.421%	(c)	08/16/21	300	298,583
Mercedes Benz Auto Lease Trust, Series 2013-B, Class A2	0.530%		09/15/15	34	34,374
Nissan Auto Lease Trust, Series 2014-B, Class A2B	0.411%	(c)	04/17/17	400	400,018
SLM Student Loan Trust, Series 2005-4, Class A3	0.354%	(c)	01/25/27	500	487,487
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	300	298,905
Volkswagen Auto Lease Trust, Series 2014-A, Class A2A	0.520%		10/20/16	37	37,365
Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Class A2	0.420%		07/20/16	100	100,247
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A2	0.530%		07/20/17	600	599,067
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.515%	(c)	07/22/19	100	100,068
World Omni Auto Receivables Trust 2014-B, Series B, Class A2B	0.391%	(c)	01/16/18	600	600,001
World Omni Automobile Lease Securitization Trust, Series 2014-A, Class A2B	0.371%	(c)	03/15/17	100	99,835

TOTAL ASSET-BACKED SECURITIES (cost $15,788,846)					15,775,971

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.9%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM	5.764%	(c)	05/10/45	600	636,687
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.577%	(c)	04/10/49	925	989,480
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 4, Class A5B	4.997%	(c)	07/10/45	500	508,940
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class AM	5.575%	(c)	04/12/38	50	52,450
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A2	2.790%		03/10/47	100	102,318
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617%		10/15/48	178	186,667
COMM Mortgage Trust, Series 2012-CCRE1, Class A2	2.350%		05/15/45	1,000	1,015,235
COMM Mortgage Trust, Series 2012-LC4, Class A2	2.256%		12/10/44	50	50,944
COMM Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	1,000	1,015,051
Commercial Mortgage Loan Trust, Series LS1-CA1A, Class A1A	6.040%	(c)	12/10/49	83	90,322
Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class AJ	5.467%	(c)	02/15/39	400	415,920

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A1	0.666%		10/15/45	30	$29,995
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A2	1.765%		10/15/45	50	50,217
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	1,423	1,438,390
Commercial Mortgage Trust, Series 2005-GG5, Class AM	5.277%	(c)	04/10/37	110	112,398
Commercial Mortgage Trust, Series 2006-C7, Class A1A	5.745%	(c)	06/10/46	154	161,782
Commercial Mortgage Trust, Series 2012 CR4-C2, Class A2	1.801%		10/15/45	55	55,151
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	110	113,922
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	80	82,132
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class AM	5.230%	(c)	12/15/40	80	82,357
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2	3.642%		08/10/44	50	51,619
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A7A	4.974%	(c)	07/10/45	200	202,154
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A1A	5.233%	(c)	11/10/45	428	439,748
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4	4.761%		07/10/39	29	29,535
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.552%	(c)	04/10/38	50	51,308
GS Mortgage Securities Trust, Series 2014-GC20, Class A4	3.721%		04/10/47	20	21,029
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A4	3.363%		07/15/45	25	25,734
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	90	94,654
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	150	153,915
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,000	1,025,213
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class AM	4.948%	(c)	09/12/37	50	50,912
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class AM	4.999%	(c)	10/15/42	1,000	1,020,062
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A1	0.670%		12/15/47	14	13,586
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4	5.243%	(c)	01/12/43	250	255,513
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class AM	5.278%	(c)	12/15/44	50	51,599
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A1	0.730%		12/15/47	58	57,327
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5	5.150%	(c)	04/15/30	28	27,921
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	250	252,123
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM	5.107%	(c)	07/12/38	600	610,134
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4	5.291%	(c)	01/12/44	44	45,449

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3	3.766%		11/15/46	150	$158,191
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	800	795,277
Morgan Stanley Capital I Trust, Series 2006-HQ9, Class AM	5.773%	(c)	07/12/44	35	37,064
Morgan Stanley Capital I Trust, Series 2011-C3, Class A2	3.224%		07/15/49	460	474,728
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ	5.242%	(c)	10/15/44	500	511,882
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM	5.466%	(c)	01/15/45	400	416,411
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class AM	5.609%	(c)	03/15/45	500	523,157
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.723%	(c)	05/15/43	50	52,357
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AM	5.723%	(c)	05/15/43	50	52,601
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A	5.749%	(c)	07/15/45	28	30,165
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	50	51,345

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,867,199)					14,773,071

CORPORATE BONDS — 10.8%
Automobiles — 0.4%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.597%		11/04/19	400	397,848

Automotive — 0.1%
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.400%		09/15/19	55	54,996

Banking — 3.6%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.250%		08/15/19	130	130,021
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	270	283,542
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	345	351,460
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes	3.650%		02/04/24	10	10,458
Citigroup, Inc., Sr. Unsec’d. Notes	2.550%		04/08/19	25	25,164
Citigroup, Inc., Sr. Unsec’d. Notes	3.750%		06/16/24	355	362,543
Citigroup, Inc., Sub. Notes	4.300%		11/20/26	125	124,720
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	95	105,118
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.625%		01/31/19	75	75,458
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		07/08/24	540	553,823
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	25	28,920
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.200%		10/22/19	415	411,421
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.625%		05/13/24	130	133,068
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	260	257,222
Morgan Stanley, Sr. Unsec’d. Notes	2.500%		01/24/19	50	50,045
Morgan Stanley, Sr. Unsec’d. Notes	3.875%		04/29/24	255	261,639
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	50	56,744
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23	120	121,492

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Morgan Stanley, Sub. Notes, MTN	4.350%		09/08/26	100	$100,598
PNC Bank NA, Sr. Unsec’d. Notes	3.300%		10/30/24	250	254,404
US Bancorp, Sr. Unsec’d. Notes, MTN	3.700%		01/30/24	25	26,280
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.000%		01/22/21	45	45,845
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.300%		09/09/24	30	30,188

					3,800,173

Biotechnology — 1.1%
Amgen, Inc., Sr. Unsec’d. Notes	2.200%		05/22/19	350	348,529
Amgen, Inc., Sr. Unsec’d. Notes	3.625%		05/22/24	350	355,754
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%		04/01/24	400	419,532

					1,123,815

Chemicals — 0.4%
LYB International Finance BV (Netherlands), Gtd. Notes	4.000%		07/15/23	450	460,324

Communications Equipment — 0.2%
Apple, Inc., Sr. Unsec’d. Notes	3.450%		05/06/24	200	209,453

Diversified Financial Services — 0.2%
Discover Financial Services, Sr. Unsec’d. Notes	5.200%		04/27/22	25	27,610
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%		01/09/23	25	25,312
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.450%		05/15/24	200	206,657

					259,579

Electric — 0.2%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	6.000%		03/01/19	150	170,873

Energy – Integrated
Exxon Mobil Corp., Sr. Unsec’d. Notes	0.391%	(c)	03/15/19	50	49,997

Energy – Other — 0.1%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%		04/30/22	25	24,645
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450%		04/01/20	50	49,741

					74,386

Food & Staples Retailing — 0.4%
CVS Health Corp., Sr. Unsec’d. Notes	3.375%		08/12/24	400	403,881
CVS Health Corp., Sr. Unsec’d. Notes	4.000%		12/05/23	25	26,457

					430,338

Foods
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%		07/15/22	50	48,594

Gas Utilities — 0.1%
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%		08/15/24	125	126,494

Healthcare & Pharmaceutical — 0.4%
Johnson & Johnson, Sr. Unsec’d. Notes	3.375%		12/05/23	50	53,501
Pfizer, Inc., Sr. Unsec’d. Notes	3.000%		06/15/23	50	50,563

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical (continued)
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%	09/29/21	320	$323,998

				428,062

Healthcare Insurance
Aetna, Inc., Sr. Unsec’d. Notes	2.200%	03/15/19	25	24,835

Insurance — 0.7%
American International Group, Inc., Sr. Unsec’d. Notes	2.300%	07/16/19	35	35,036
American International Group, Inc., Sr. Unsec’d. Notes	4.125%	02/15/24	400	425,805
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	25	25,762
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	200	223,543

				710,146

Oil & Gas — 0.4%
Nabors Industries, Inc., Gtd. Notes	5.000%	09/15/20	150	147,325
Shell International Finance BV (Netherlands), Gtd. Notes	1.900%	08/10/18	50	50,172
Shell International Finance BV (Netherlands), Gtd. Notes	3.400%	08/12/23	250	258,027

				455,524

Oil & Gas Equipment & Services — 0.3%
Enterprise Products Operating LLC, Gtd. Notes	3.750%	02/15/25	340	341,295

Pharmaceuticals — 0.1%
Novartis Capital Corp. (Switzerland), Gtd. Notes	3.400%	05/06/24	50	52,014

Pipelines & Other
Enterprise Products Operating LLC, Gtd. Notes	3.900%	02/15/24	35	35,647

Railroads — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%	09/15/21	150	156,524

Retailers — 0.4%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	3.300%	04/22/24	400	413,006
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	25	27,604

				440,610

Software — 0.4%
Oracle Corp., Sr. Unsec’d. Notes	3.400%	07/08/24	400	408,829

Specialty Retail — 0.4%
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.750%	02/15/24	425	453,941

Technology — 0.1%
Hewlett-Packard Co., Sr. Unsec’d. Notes	2.750%	01/14/19	100	100,128

Telecommunications — 0.6%
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	600	662,540

TOTAL CORPORATE BONDS (cost $11,416,971)				11,476,965

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

NON-CORPORATE FOREIGN AGENCIES — 1.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bank of England Euro Note (United Kingdom), Bonds, RegS	0.875%		03/17/17	1,000	$999,027
Netherlands Government Bond (Netherlands), Bonds, RegS	1.000%		02/24/17	600	600,766
Royal Bank of Canada (Canada), Covered Notes	2.200%		09/23/19	130	130,952

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,731,856)					1,730,745

SOVEREIGNS — 1.7%
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	600	612,773
Kingdom of Belgium (Belgium), Sr. Unsec’d. Notes, MTN	1.500%		06/22/18	600	599,232
Republic of Austria (Austria), Sr. Unsec’d. Notes, MTN, RegS	1.750%		06/17/16	600	610,320

TOTAL SOVEREIGNS (cost $1,825,661)					1,822,325

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.3%
Federal Home Loan Banks	0.500%		09/28/16	1,200	1,196,819
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	250	252,574
Federal National Mortgage Assoc.	1.750%		06/20/19-11/26/19	65	65,103
Federal National Mortgage Assoc.	1.875%		09/18/18-02/19/19	3,025	3,074,210
Federal National Mortgage Assoc.	2.625%		09/06/24	1,075	1,088,675
Financing Corp., Strips Principal, Unsec’d. Notes, PO	1.620%	(s)	05/11/18	3,580	3,404,061
Israel Government USAID Bond (Israel), Gtd. Notes	3.091%	(s)	08/15/24	300	230,403
Residual Funding Corp., Strips Principal, PO	2.559%	(s)	01/15/21	270	237,212
Tennessee Valley Authority, Unsec’d. Notes	2.875%		09/15/24	1,415	1,433,086

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $10,865,788)					10,982,143

U.S. TREASURY OBLIGATIONS — 43.1%
U.S. Treasury Bonds	2.875%		03/31/18	45	47,341
U.S. Treasury Bonds	2.875%		05/15/43	770	787,565
U.S. Treasury Bonds	3.125%		05/15/21	1,895	2,033,572
U.S. Treasury Bonds	3.125%		08/15/44	55	59,211
U.S. Treasury Bonds(h)	3.375%		05/15/44	2,435	2,741,277
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/19	866	856,887
U.S. Treasury Notes	1.500%		10/31/19	995	988,936
U.S. Treasury Notes	1.500%		11/30/19	110	109,304
U.S. Treasury Notes	1.625%		12/31/19	105	104,844
U.S. Treasury Notes	1.750%		05/15/23	4,700	4,576,258
U.S. Treasury Notes(h)(k)	2.000%		02/28/21	1,930	1,943,269
U.S. Treasury Notes	2.375%		02/28/15	3,500	3,512,579
U.S. Treasury Notes	2.375%		08/15/24	18,075	18,409,677
U.S. Treasury Notes	2.500%		05/15/24	9,010	9,281,706
U.S. Treasury Notes	3.000%		11/15/44	330	346,809
U.S. Treasury Strips Principal	3.547%	(s)	05/15/44	5	2,163
U.S. Treasury Strips Principal	3.879%	(s)	02/15/44	20	8,720

TOTAL U.S. TREASURY OBLIGATIONS (cost $45,018,967)					45,810,118

TOTAL LONG-TERM INVESTMENTS (cost $101,515,288)					102,371,338

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS — 3.6%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 3.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $3,826,373)(w)(Note 4)	3,826,373	$3,826,373

	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $109.38	6,200	4,844
expiring 01/23/15, Strike Price $110.00	6,200	484

TOTAL OPTIONS PURCHASED (cost $8,829)		5,328

TOTAL SHORT-TERM INVESTMENTS (cost $3,835,202)		3,831,701

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 99.8% (cost $105,350,490)		106,203,039

OPTION WRITTEN*
Call Option
2 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $109.63 (premiums received $5,703)	12,400	(1,938)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 99.8% (cost $105,344,787)		106,201,101
Other assets in excess of liabilities(x) — 0.2%		179,639

NET ASSETS — 100.0%		$106,380,740

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
51	5 Year U.S. Treasury Notes	Mar. 2015	$6,068,038	$6,065,414	$(2,624)
87	U.S. Long Bonds	Mar. 2015	12,307,756	12,576,938	269,182

					266,558

Short Positions:
76	2 Year U.S. Treasury Notes	Mar. 2015	16,622,770	16,613,125	9,645
135	10 Year U.S. Treasury Notes	Mar. 2015	17,154,386	17,117,578	36,808

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Futures contracts outstanding at December 31, 2014 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued)
28	U.S. Ultra Bonds	Mar. 2015	$4,487,946	$4,625,250	$(137,304)

					(90,851)

					$175,707

(1)	A U.S. Treasury security with a market value of $211,444 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
1,000	01/23/15	0.293%	3 Month LIBOR(2)	$151	$(38)	$(189)
3,450	06/30/16	0.618%	3 Month LIBOR(2)	159	1,726	1,567
1,020	08/29/16	0.710%	3 Month LIBOR(2)	90	321	231
26,095	05/31/19	1.730%	3 Month LIBOR(2)	772	26,226	25,454
810	08/29/19	1.804%	3 Month LIBOR(1)	91	3,367	3,276
1,970	10/31/21	2.152%	3 Month LIBOR(2)	162	(7,256)	(7,418)
160	08/18/24	2.750%	3 Month LIBOR(1)	151	6,863	6,712
220	08/29/24	2.560%	3 Month LIBOR(2)	89	(5,731)	(5,820)
850	09/06/24	2.735%	3 Month LIBOR(2)	157	(35,224)	(35,381)
19,000	10/07/24	2.606%	3 Month LIBOR(1)	302	564,994	564,692
15,000	10/09/24	2.582%	3 Month LIBOR(2)	270	413,524	413,254
14,200	12/31/25	0.000%	3 Month LIBOR(1)	264	996,509	996,245
8,800	12/31/25	0.000%	3 Month LIBOR(1)	220	654,153	653,933
4,650	12/31/25	0.000%	3 Month LIBOR(1)	187	784,819	784,632
3,350	12/31/25	0.000%	3 Month LIBOR(1)	177	133,685	133,508
10,000	10/09/29	2.892%	3 Month LIBOR(2)	250	493,624	493,374

				$3,492	$4,031,562	$4,028,070

U.S. Treasury securities with a combined market value of $3,259,473 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$15,775,971	$—
Commercial Mortgage-Backed Securities	—	14,773,071	—
Corporate Bonds	—	11,476,965	—
Non-Corporate Foreign Agencies	—	1,730,745	—
Sovereigns	—	1,822,325	—
U.S. Government Agency Obligations	—	10,982,143	—
U.S. Treasury Obligations	—	45,810,118	—
Affiliated Money Market Mutual Fund	3,826,373	—	—
Options Purchased	5,328	—	—
Options Written	(1,938)	—	—
Other Financial Instruments*
Futures Contracts	175,707	—	—
Exchange-traded interest rate swaps	—	4,028,070	—

Total	$4,005,470	$106,399,408	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

U.S. Treasury Obligations	43.1%
Non-Residential Mortgage-Backed Securities	14.8
Commercial Mortgage-Backed Securities	13.9
U.S. Government Agency Obligations	10.3
Affiliated Money Market Mutual Fund	3.6
Banking	3.6
Sovereigns	1.7
Non-Corporate Foreign Agencies	1.6
Biotechnology	1.1
Insurance	0.7
Telecommunications	0.6
Chemicals	0.4
Oil & Gas	0.4
Specialty Retail	0.4
Retailers	0.4

Food & Staples Retailing	0.4%
Healthcare & Pharmaceutical	0.4
Software	0.4
Automobiles	0.4
Oil & Gas Equipment & Services	0.3
Diversified Financial Services	0.2
Communications Equipment	0.2
Electric	0.2
Railroads	0.2
Gas Utilities	0.1
Technology	0.1
Energy – Other	0.1
Automotive	0.1
Pharmaceuticals	0.1

99.8
Other assets in excess of liabilities	0.2

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker —variation margin futures	$315,635	*	Due from/to broker —variation margin futures	$139,928	*
Interest rate contracts	Due from/to broker —variation margin swaps	4,076,878	*	Due from/to broker —variation margin swaps	48,808	*
Interest rate contracts	Unaffiliated investments	5,328		Options Written	1,938

Total		$4,397,841			$190,674

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$22,451	$(13,885)	$(208,558)	$865	$(199,127)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(3,501)	$3,765	$175,707	$4,028,070	$4,204,041

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swap Agreements(2)
$9,405	$5,020,000	$6,808,788	$11,286,545	$44,198,750

(1)	Cost.
(2)	Notional Amount.
(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BOND PORTFOLIO 2025 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $101,524,117)	$102,376,666
Affiliated investments (cost $3,826,373)	3,826,373
Cash	210
Dividends and interest receivable	521,972
Due from broker—variation margin swaps	67,218
Prepaid expenses	462

Total Assets	106,792,901

LIABILITIES:
Payable for fund share repurchased	257,862
Advisory fees payable	89,390
Accrued expenses and other liabilities	51,861
Due to broker—variation margin futures	9,014
Options written outstanding, at value (premiums received $5,703)	1,938
Distribution fee payable	1,735
Affiliated transfer agent fee payable	361

Total Liabilities	412,161

NET ASSETS	$106,380,740

Net assets were comprised of:
Paid-in capital	$101,251,493
Retained earnings.	5,129,247

Net assets, December 31, 2014	$106,380,740

Net asset value and redemption price per share, $106,380,740 / 9,244,855 outstanding shares of beneficial interest	$11.51

STATEMENT OF OPERATIONS

For the Period January 2, 2014* through December 31, 2014

INCOME
Interest income (net of $79 foreign withholding tax)	$691,480
Affiliated dividend income	6,820

698,300

EXPENSES
Advisory fees	217,620
Distribution fee	34,336
Audit fee	46,000
Custodian and accounting fees	38,000
Legal fees and expenses	11,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense	233
Miscellaneous	8,188

Total expenses	382,377
Less: advisory fee waiver	(42,311)

Net expenses	340,066

NET INVESTMENT INCOME	358,234

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(67,500)
Futures transactions	(208,558)
Swap agreement transactions	865
Options written transactions	(13,885)

(289,078)

Net change in unrealized appreciation (depreciation) on:
Investments	852,549
Futures	175,707
Swap agreements	4,028,070
Options written.	3,765

5,060,091

NET GAIN ON INVESTMENTS	4,771,013

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,129,247

STATEMENT OF CHANGES IN NET ASSETS

January 2, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$358,234
Net realized loss on investment transactions	(289,078)
Net change in unrealized appreciation (depreciation) on investments	5,060,091

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,129,247

FUND SHARE TRANSACTIONS:
Fund share sold [11,788,737 shares]	129,927,891
Fund share repurchased [2,543,882 shares]	(28,676,398)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	101,251,493

TOTAL INCREASE IN NET ASSETS	106,380,740
NET ASSETS:
Beginning of period	—

End of period	$106,380,740

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS	Shares	Value (Note 2)
Australia — 6.2%
Charter Hall Office, REIT (Escrow Shares)*	230,500	$—
Dexus Property Group, REIT	836,693	4,736,394
Federation Centres, REIT	764,425	1,779,784
Goodman Group, REIT	909,560	4,201,154
Investa Office Fund, REIT	751,028	2,217,204
Lend Lease Group	328,500	4,375,250
Mirvac Group, REIT	2,190,914	3,169,269
Novion Property Group Pty Ltd., REIT	1,153,975	1,983,477
Scentre Group, REIT*	1,700,016	4,816,440
Stockland, REIT	1,069,339	3,573,607
Westfield Corp., REIT	1,364,379	10,001,396

		40,853,975

Austria — 0.5%
CA Immobilien Anlagen AG*	155,541	2,908,962

Canada — 1.5%
Boardwalk Real Estate Investment Trust, REIT	54,923	2,909,245
Brookfield Canada Office Properties, REIT	90,441	2,098,717
Canadian Apartment Properties, REIT	17,910	387,397
Chartwell Retirement Residences, REIT	186,118	1,907,958
RioCan Real Estate Investment Trust, REIT	97,123	2,209,469

		9,512,786

France — 3.0%
Fonciere des Regions, REIT	44,771	4,137,984
Klepierre, REIT	79,099	3,396,376
Unibail-Rodamco SE, REIT	47,710	12,239,346

		19,773,706

Germany — 2.2%
Alstria Office REIT-AG, REIT*	191,565	2,378,596
Deutsche Annington Immobilien SE	86,834	2,948,166
GAGFAH SA*	151,055	3,373,425
LEG Immobilien AG*	36,040	2,684,762
TLG Immobilien AG*	112,876	1,703,227
Westgrund AG*	291,174	1,444,578

		14,532,754

Hong Kong — 8.4%
Cheung Kong Holdings Ltd.	434,000	7,268,122
Hang Lung Properties Ltd.	469,000	1,308,373
Henderson Land Development Co. Ltd.	961,100	6,679,904
Hongkong Land Holdings Ltd.	400,000	2,704,000
Hysan Development Co. Ltd.	338,000	1,500,046
Kerry Properties Ltd.	625,000	2,254,680
Link REIT (The), REIT	458,000	2,867,428
Sino Land Co. Ltd.	2,366,400	3,798,794
Sun Hung Kai Properties Ltd.	1,566,000	23,725,605
Wharf Holdings Ltd. (The)	392,000	2,814,204

		54,921,156

Ireland — 0.9%
Green REIT PLC, REIT*	1,684,487	2,609,048
Hibernia REIT PLC, REIT*	2,355,529	3,092,592

		5,701,640

Japan — 14.4%
Activia Properties, Inc., REIT	571	4,965,057
AEON REIT Investment Corp., REIT	1,671	2,370,265

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Daito Trust Construction Co. Ltd.	22,300	$2,529,664
Daiwa House Industry Co. Ltd.	337,500	6,375,795
Daiwa House REIT Investment Corp., REIT	266	1,329,766
GLP J-REIT, REIT	1,403	1,562,792
Japan Excellent, Inc., REIT	1,395	1,859,815
Japan Retail Fund Investment Corp., REIT	1,870	3,951,841
Mitsubishi Estate Co. Ltd.	939,000	19,785,553
Mitsui Fudosan Co. Ltd.	826,000	22,149,651
Nippon Building Fund, Inc., REIT	1,075	5,396,618
Nippon Prologis REIT, Inc., REIT	1,732	3,760,614
Nomura Real Estate Master Fund, Inc., REIT	1,798	2,328,402
NTT Urban Development Corp.	239,900	2,415,936
Sumitomo Realty & Development Co. Ltd.	270,000	9,198,672
Tokyu Fudosan Holdings Corp	395,100	2,741,326
United Urban Investment Corp., REIT	943	1,484,398

		94,206,165

Mexico — 0.3%
Prologis Property Mexico SA de CV, REIT*	1,084,545	2,006,082

Netherlands — 1.1%
Corio NV, REIT	36,635	1,794,089
Eurocommercial Properties NV, REIT	61,827	2,626,927
Wereldhave NV, REIT	41,739	2,878,865

		7,299,881

Singapore — 4.1%
Ascendas Real Estate Investment Trust, REIT	1,567,000	2,810,811
Cache Logistics Trust, REIT	902,000	788,807
CapitaLand Ltd.	1,753,000	4,358,573
Keppel DC, REIT, REIT*	1,530,000	1,126,146
Keppel REIT, REIT	6,000,250	5,510,813
Mapletree Commercial Trust, REIT	4,205,000	4,474,848
Mapletree Industrial Trust, REIT	2,581,280	2,888,130
Suntec Real Estate Investment Trust, REIT	3,468,000	5,130,265

		27,088,393

Sweden — 1.1%
Atrium Ljungberg AB (Class B Stock)	189,065	2,781,812
Fabege AB	179,302	2,301,983
Hufvudstaden AB (Class A Stock)	155,317	2,015,536

		7,099,331

Switzerland — 0.3%
PSP Swiss Property AG*	23,826	2,050,539

United Kingdom — 6.4%
Big Yellow Group PLC, REIT	279,425	2,632,951
British Land Co. PLC (The), REIT	689,824	8,318,367
Capital & Counties Properties PLC	211,817	1,196,880
Derwent London PLC, REIT	55,742	2,602,250
Great Portland Estates PLC, REIT	389,545	4,443,762
Hammerson PLC, REIT	657,905	6,161,235
Land Securities Group PLC, REIT	523,151	9,403,993
Segro PLC, REIT	583,447	3,342,386
Shaftesbury PLC, REIT	206,951	2,504,327
Tritax Big Box REIT PLC, REIT	845,679	1,423,525

		42,029,676

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States — 48.8%
Alexandria Real Estate Equities, Inc., REIT	64,216	$5,698,528
American Campus Communities, Inc., REIT	133,683	5,529,129
Apartment Investment & Management Co. (Class A Stock), REIT	99,391	3,692,376
AvalonBay Communities, Inc., REIT	56,894	9,295,911
Boston Properties, Inc., REIT	93,063	11,976,277
Brookdale Senior Living, Inc.*	91,648	3,360,732
Camden Property Trust, REIT	152,939	11,293,016
Cedar Realty Trust, Inc., REIT	384,646	2,823,302
Chatham Lodging Trust, REIT	33,837	980,258
Chesapeake Lodging Trust, REIT	177,461	6,603,324
Columbia Property Trust, Inc., REIT	267,807	6,788,907
DDR Corp., REIT(a)	231,813	4,256,087
Duke Realty Corp., REIT	437,471	8,836,914
Empire State Realty Trust, Inc. (Class A Stock), REIT(a)	394,243	6,930,792
Equity One, Inc., REIT	137,247	3,480,584
Excel Trust, Inc., REIT	136,860	1,832,555
First Industrial Realty Trust, Inc., REIT(a)	325,843	6,699,332
First Potomac Realty Trust, REIT	440,239	5,441,354
General Growth Properties, Inc., REIT	403,056	11,337,965
HCP, Inc., REIT	56,045	2,467,661
Health Care REIT, Inc., REIT	187,707	14,203,789
Healthcare Trust of America, Inc. (Class A Stock), REIT	172,728	4,653,292
Hersha Hospitality Trust, REIT	665,033	4,675,182
Hilton Worldwide Holdings, Inc.*	206,844	5,396,560
Host Hotels & Resorts, Inc., REIT	109,058	2,592,309
Hudson Pacific Properties, Inc., REIT	132,683	3,988,451
Kilroy Realty Corp., REIT	96,558	6,669,261
Lexington Realty Trust, REIT(a)	453,326	4,977,519
Macerich Co. (The), REIT	78,086	6,513,153
Mack-Cali Realty Corp., REIT	60,734	1,157,590
Physicians Realty Trust, REIT	350,378	5,816,275
Piedmont Office Realty Trust, Inc. (Class A Stock), REIT	233,527	4,399,649
Post Properties, Inc., REIT	158,454	9,312,342
ProLogis, Inc., REIT	177,945	7,656,973
Public Storage, REIT	66,513	12,294,928
Regency Centers Corp., REIT	112,624	7,183,159
RLJ Lodging Trust, REIT	140,652	4,716,062
Sabra Health Care REIT, Inc., REIT	119,654	3,633,892
Simon Property Group, Inc., REIT	181,151	32,989,409
SL Green Realty Corp., REIT	33,293	3,962,533
Sovran Self Storage, Inc., REIT	45,853	3,999,299
Spirit Realty Capital, Inc., REIT	471,580	5,607,086
Starwood Hotels & Resorts Worldwide, Inc.	43,769	3,548,353
STORE Capital Corp., REIT	171,239	3,700,475
Strategic Hotels & Resorts, Inc., REIT*	475,777	6,294,530
Sunstone Hotel Investors, Inc., REIT	118,147	1,950,607
Taubman Centers, Inc., REIT	103,604	7,917,418
UDR, Inc., REIT	296,312	9,132,336
Ventas, Inc., REIT	73,740	5,287,158
Vornado Realty Trust, REIT	51,080	6,012,627

		319,567,221

TOTAL COMMON STOCKS (cost $572,973,217)		649,552,267

SHORT-TERM INVESTMENT — 3.0%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $19,475,286; includes $17,225,719 of cash collateral for securities on loan)(b)(w) (Note 4)	19,475,286	$19,475,286

TOTAL INVESTMENTS — 102.2% (cost $592,448,503)		669,027,553
Liabilities in excess of other assets — (2.2)%		(14,590,700)

NET ASSETS — 100.0%		$654,436,853

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,282,215; cash collateral of $17,225,719 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$40,853,975	$—
Austria	—	2,908,962	—
Canada	9,512,786	—	—
France	—	19,773,706	—
Germany	3,147,805	11,384,949	—
Hong Kong	5,571,428	49,349,728	—
Ireland	5,701,640	—	—
Japan	—	94,206,165	—
Mexico	2,006,082	—	—
Netherlands	2,878,865	4,421,016	—
Singapore	1,126,146	25,962,247	—
Sweden	2,781,812	4,317,519	—
Switzerland	—	2,050,539	—
United Kingdom	1,423,525	40,606,151	—
United States	319,567,221	—	—
Affiliated Money Market Mutual Fund	19,475,286	—	—

Total	$373,192,596	$295,834,957	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

Retail REITs	21.2%
Diversified Real Estate Activities	16.8
Diversified REITs	14.7
Office REITs	11.8
Residential REITs	7.9
Health Care REITs	5.8
Industrial REITs	5.7
Real Estate Operating Companies	4.7
Hotel & Resort REITs	4.2
Affiliated Money Market Mutual Fund (2.6% represents investments purchased with collateral from securities on loan)	3.0

Specialized REITs	2.9%
Real Estate Development	1.7
Hotels, Resorts & Cruise Lines	1.3
Health Care Facilities	0.5

102.2
Liabilities in excess of other assets	(2.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2014, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$(228)	$(228)
Equity contracts	33,127	—	$33,127

Total	$33,127	$(228)	$32,899

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $16,282,215:
Unaffiliated investments (cost $572,973,217)	$649,552,267
Affiliated investments (cost $19,475,286)	19,475,286
Cash	492,119
Foreign currency, at value (cost $12,332)	12,204
Dividends and interest receivable	2,363,255
Tax reclaim receivable	857,732
Receivable for investments sold	714,954
Receivable for fund share sold	109,921
Prepaid expenses	5,258

Total Assets	673,582,996

LIABILITIES:
Payable to broker for collateral for securities on loan	17,225,719
Payable for investments purchased	880,641
Payable to custodian	492,119
Advisory fees payable	238,403
Payable for fund share repurchased	190,385
Accrued expenses and other liabilities	107,595
Distribution fee payable	10,920
Affiliated transfer agent fee payable	361

Total Liabilities	19,146,143

NET ASSETS	$654,436,853

Net assets were comprised of:
Paid-in capital	$548,667,985
Retained earnings.	105,768,868

Net assets, December 31, 2014	$654,436,853

Net asset value and redemption price per share, $654,436,853 / 58,378,096 outstanding shares of beneficial interest	$11.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $932,309 foreign withholding tax)	$17,562,789
Affiliated income from securities lending, net	39,770
Affiliated dividend income	4,317
Interest income	120

17,606,996

EXPENSES
Advisory fees	6,282,765
Distribution fee.	639,460
Custodian and accounting fees	185,000
Audit fee	42,000
Trustees’ fees	15,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Insurance expenses	8,000
Shareholders’ reports	6,000
Loan interest expense	3,888
Miscellaneous	26,708

Total expenses.	7,236,821

NET INVESTMENT INCOME	10,370,175

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	46,754,030
Foreign currency transactions	(77,712)

46,676,318

Net change in unrealized appreciation (depreciation) on:
Investments	25,164,683
Foreign currencies	(92,602)

25,072,081

NET GAIN ON INVESTMENTS	71,748,399

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,118,574

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,370,175	$7,311,048
Net realized gain on investment and foreign currency transactions	46,676,318	30,222,522
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	25,072,081	(14,929,172)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	82,118,574	22,604,398

FUND SHARE TRANSACTIONS:
Fund share sold [2,199,062 and 7,886,945 shares, respectively].	23,129,019	77,489,448
Fund share repurchased [4,342,283 and 5,500,618 shares, respectively]	(46,156,072)	(52,809,209)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(23,027,053)	24,680,239

TOTAL INCREASE IN NET ASSETS	59,091,521	47,284,637
NET ASSETS:
Beginning of year	595,345,332	548,060,695

End of year	$654,436,853	$595,345,332

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 94.6% BANK LOANS(c) — 3.9%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Airlines — 0.1%
Delta Air Lines, Inc., 2014 Term Loan B-1	3.250%	10/18/18	1,463	$1,430,669

Automotive — 0.1%
Chrysler Group LLC, Tranche Term Loan B	3.250%	12/31/18	1,105	1,092,958

Building Materials & Construction
Quikrete Holdings, Inc., Initial Loan (Second Lien)	7.000%	03/26/21	95	94,346

Chemicals — 0.1%
Arizona Chemical US, Inc., Initial Term Loan (First Lien)	4.500%	06/10/22	174	170,483
Axalta Coating Systems, Refinanced Term Loan B	3.750%	02/01/20	695	675,775
OCI Beaumont LLC, Term Loan B-3	5.000%	08/20/19	71	70,034

				916,292

Consumer Cyclical – Services
Realogy Corp., Extended Synthetic Commitment	4.400%	10/10/16	34	33,170

Consumer Products — 0.1%
Serta Simmons Holdings LLC, Term Loan B	4.250%	10/01/19	842	827,356

Diversified Financial Services
Ascensus, Inc., Initial Term Loan	9.000%	12/02/20	120	118,575

Electric — 0.4%
Energy Future Intermediate Holding Co. LLC, Term Loan	4.250%	06/12/16	315	314,766
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan (Non-Extending)(i)	4.648%	10/10/16	2,750	1,773,609
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending)(i)	4.648%	10/10/17	3,675	2,371,778

				4,460,153

Entertainment — 0.1%
Formula One Group, Term Loan (Second Lien)	7.750%	07/29/22	650	632,937
Intrawest Operations Group LLC, Initial Term Loan	5.500%	12/09/20	230	228,930
Scientific Games International, Inc., Initial Term Loan	6.000%	09/30/20	98	96,460
Scientific Games International, Inc., Term Loan	6.000%	10/18/20	151	148,674
Warner Music Group, Tranche Refinancing Term Loan B	3.750%	07/01/20	323	309,648

				1,416,649

Food & Beverage — 0.2%
Dole Food Co., Inc., Tranche Term Loan B	4.500%	11/01/18	873	860,632
Pinnacle Foods Finance LLC, Tranche Term Loan G	3.000%	04/29/20	1,803	1,746,571

				2,607,203

Gaming — 0.2%
American Casino & Entertainment, Repriced Term Loan (First Lien)	4.500%	07/03/19	468	462,611
ROC Finance LLC, Funded Term Loan B	5.000%	06/20/19	965	892,163

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Gaming (continued)
Shingle Springs Tribal Gaming Authority, Term Facility	6.250%	08/29/19	481	$481,250
Station Casinos LLC, Term Loan B	4.250%	03/02/20	377	368,640

				2,204,664

Healthcare & Pharmaceutical
InVentiv Health, Inc., Term Loan B-4	7.750%	05/15/18	265	263,367

Independent Energy — 0.1%
Fieldwood Energy LLC, Closing Date Loan (Second Lien)	8.375%	09/30/20	805	584,631
NFR Energy LLC, Term Loan (Second Lien)	8.750%	12/31/18	667	506,667

				1,091,298

Media – Non-Cable — 0.7%
Clear Channel Communications, Inc., Tranche Term Loan D	6.919%	01/30/19	2,163	2,034,664
Clear Channel Communications, Inc., Tranche Term Loan E	7.669%	07/30/19	1,597	1,518,966
Entercom Radio LLC, Term Loan B-2	4.000%	11/23/18	227	225,507
McGraw-Hill Global Education Holdings LLC, Refinancing Term Loan B	5.750%	03/22/19	323	321,152
MTL Publishing LLC, Term Loan B-2	3.750%	06/29/18	269	263,673
NEP/NCP Holdco, Inc., Term Loan (Second Lien)	9.500%	07/22/20	156	152,795
R.H. Donnelley, Inc., Loan	9.750%	10/24/14	637	454,220
Radio One, Inc., Term Loan	7.500%	03/31/16	1,204	1,192,235
TWCC Holding Corp., Term Loan	3.500%	02/13/17	110	107,093
Univision Communications, Inc., 2013 Incremental Term Loan	4.000%	03/01/20	324	316,413
Univision Communications, Inc., Replacement Term Loan (First Lien)	4.000%	03/01/20	1,173	1,145,613
Vertis, Inc., Term Loan(g)(i)	14.000%	12/21/15	1,758	2,197

				7,734,528

Oil & Field Services — 0.1%
Drillships Financing Holding, Inc., Term Loan	5.500%	07/08/21	212	170,612
Floatel International Ltd., Initial Term Loan	6.000%	06/27/20	406	324,471
Shelf Drilling Holdings Ltd., Term Loan	10.000%	10/08/18	370	277,500
Stallion Oilfield, Loan	8.000%	06/19/18	393	332,153

				1,104,736

Refining
Alon USA Partners LP, Tranche Term Loan B	9.250%	11/26/18	201	202,200

Retailers — 0.3%
J.C. Penney Co., Inc., Loan	6.000%	05/22/18	995	974,225
J.Crew Group, Inc., Initial Loan	4.000%	02/28/21	963	903,487
Rite Aid Corp., Tranche 2 Term Loan (Second Lien)	4.875%	06/21/21	1,417	1,414,301

				3,292,013

Supermarkets — 0.2%
Albertson’s LLC, Term Loan B-4	4.500%	08/25/21	1,240	1,238,710
SUPERVALU, Inc., New Term Loan	4.500%	03/21/19	1,215	1,191,319

				2,430,029

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology — 1.0%
Avago Technologies Ltd., Term Loan	3.750%	05/06/21	303	$302,052
Avaya, Inc., Term Loan B-3	4.670%	10/26/17	953	912,514
CDW Corp., Term Loan	3.250%	04/29/20	264	255,493
Dell, Inc., Term Loan B	4.500%	04/29/20	240	239,299
Evergreen Skills Lux Sarl, Term Loan	9.250%	04/28/22	4,825	4,535,500
First Data Corp., 2018B Second New Term Loan	3.667%	09/24/18	724	707,851
Freescale Semiconductor, Inc., Tranche Term Loan B-4	4.250%	02/28/20	491	478,023
GO Daddy Operating Co. LLC, Initial Term Loan	4.750%	05/01/21	425	421,058
Kronos, Inc., Term Loan	9.750%	04/30/20	2,994	3,039,267
Syniverse Holdings, Inc., Tranche Term Loan B	4.000%	04/23/19	915	887,771

				11,778,828

Transportation Services
Ceva Group PLC, Canadian Term Loan	6.500%	03/19/21	9	8,184
Ceva Group PLC, Dutch BV Term Loan	6.500%	03/19/21	51	47,470
Ceva Group PLC, US Term Loan	6.500%	03/30/21	70	65,476
Ozburn-Hessey Holding Co. LLC, Term Loan	6.750%	05/22/19	197	193,798
Ozburn-Hessey Holding Co. LLC, Term Loan	7.750%	05/23/19	1	496

				315,424

Water — 0.1%
WTG Holdings III Corp., Term Loan (Second Lien)	8.500%	01/15/22	700	675,500

Wireless — 0.1%
Altice Financing SA, Term Loan	5.500%	07/02/19	520	510,982

Wirelines
Cincinnati Bell, Inc., Tranche Term Loan B	4.000%	08/09/20	85	83,979
Cincinnati Bell, Inc., Tranche Term Loan B	4.000%	09/10/20	43	42,792
XO Communications LLC, Initial Term Loan	4.250%	03/25/21	206	201,501
Zayo Group LLC, Term Loan	4.000%	07/02/19	98	97,039

				425,311

TOTAL BANK LOANS (cost $49,804,405)				45,026,251

CORPORATE BONDS — 89.9%
Aerospace/Defense — 1.7%
Alliant Techsystems, Inc., Gtd. Notes, 144A	5.250%	10/01/21	1,487	1,498,152
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	4.750%	04/15/19	2,843	2,853,661
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	6.000%	10/15/22	1,025	1,035,250
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	6.125%	01/15/23	1,293	1,318,860
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500%	03/15/18	450	490,500
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	7.750%	03/15/20	147	159,495
Esterline Technologies Corp., Gtd. Notes	7.000%	08/01/20	1,000	1,050,000
KLX, Inc., Gtd. Notes, 144A	5.875%	12/01/22	1,375	1,388,750
Kratos Defense & Security Solutions, Inc., Sr. Sec’d. Notes	7.000%	05/15/19	349	296,650
LMI Aerospace, Inc., Sec’d. Notes, 144A	7.375%	07/15/19	1,250	1,218,750

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Aerospace/Defense (continued)
Sequa Corp., Gtd. Notes, 144A (original cost $2,691,844; purchased 12/10/12 - 12/17/13)(a)(f)(g)	7.000%	12/15/17	2,675	$2,407,500
Spirit AeroSystems, Inc., Gtd. Notes	5.250%	03/15/22	244	248,270
TransDigm, Inc., Gtd. Notes(a)	6.000%	07/15/22	2,528	2,521,680
TransDigm, Inc., Gtd. Notes	6.500%	07/15/24	2,315	2,326,575
TransDigm, Inc., Gtd. Notes	7.500%	07/15/21	550	585,750

				19,399,843

Airlines — 0.4%
Continental Airlines 2003-ERJ1 Pass-Through Trust, Pass-Through Certificates	7.875%	01/02/20	593	628,618
Continental Airlines 2004-ERJ1 Pass-Through Trust, Pass-Through Certificates	9.558%	03/01/21	288	319,263
Continental Airlines 2005-ERJ1 Pass-Through Trust, Pass-Through Certificates	9.798%	10/01/22	314	352,049
Continental Airlines 2012-3 Class C Pass-Through Trust, Pass-Through Certificates	6.125%	04/29/18	692	735,250
Delta Air Lines 2012-1 Class B Pass-Through Trust, Pass-Through Certificates, 144A	6.875%	05/07/19	385	425,062
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	9.750%	07/15/18	594	658,892
US Airways 2012-2 Class B Pass-Through Trust, Pass-Through Certificates	6.750%	12/03/22	484	515,904
US Airways 2013-1 Class B Pass-Through Trust, Pass-Through Certificates	5.375%	05/15/23	737	749,816

				4,384,854

Automotive — 2.6%
Allison Transmission, Inc., Gtd. Notes, 144A	7.125%	05/15/19	1,000	1,046,250
American Axle & Manufacturing, Inc., Gtd. Notes	6.250%	03/15/21	1,425	1,496,250
American Axle & Manufacturing, Inc., Gtd. Notes	6.625%	10/15/22	1,625	1,722,500
American Axle & Manufacturing, Inc., Gtd. Notes	7.750%	11/15/19	200	224,000
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	8.000%	06/15/19	1,308	1,375,035
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	8.250%	06/15/21	5,235	5,797,763
Dana Holding Corp., Sr. Unsec’d. Notes	5.375%	09/15/21	350	360,500
Dana Holding Corp., Sr. Unsec’d. Notes	6.750%	02/15/21	1,050	1,110,375
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A(a)(g)	6.000%	07/15/22	2,750	2,633,675
General Motors Co., Sr. Unsec’d. Notes	3.500%	10/02/18	611	623,220
General Motors Co., Sr. Unsec’d. Notes	4.000%	04/01/25	357	357,893
General Motors Co., Sr. Unsec’d. Notes	4.875%	10/02/23	2,450	2,621,500
General Motors Financial Co., Inc., Gtd. Notes	3.250%	05/15/18	375	375,469
Goodyear Tire & Rubber Co. (The), Gtd. Notes(a)	7.000%	05/15/22	1,538	1,661,040
J.B. Poindexter & Co., Inc., Sr. Unsec’d. Notes, 144A	9.000%	04/01/22	502	542,160
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A(a)	4.125%	12/15/18	473	475,365
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250%	11/15/19	754	759,655
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	5.625%	02/01/23	400	421,000
Lear Corp., Gtd. Notes	5.250%	01/15/25	2,650	2,683,125
Meritor, Inc., Gtd. Notes(a)	6.250%	02/15/24	207	210,105

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Automotive (continued)
Meritor, Inc., Gtd. Notes	6.750%		06/15/21	900	$940,500
MPG Holdco I, Inc., Gtd. Notes, 144A(a)	7.375%		10/15/22	743	765,290
Pittsburgh Glass Works LLC, Sr. Sec’d. Notes, 144A	8.000%		11/15/18	643	678,365
Tenneco, Inc., Gtd. Notes	5.375%		12/15/24	174	178,350
Titan International, Inc., Sr. Sec’d. Notes	6.875%		10/01/20	1,650	1,452,000

					30,511,385

Banking — 1.7%
Ally Financial, Inc., Gtd. Notes	7.500%		09/15/20	1,757	2,060,083
Ally Financial, Inc., Gtd. Notes	8.000%		03/15/20	1,748	2,062,640
Ally Financial, Inc., Gtd. Notes	8.000%		11/01/31	925	1,179,375
Ally Financial, Inc., Sr. Unsec’d. Notes	3.750%		11/18/19	2,025	1,994,625
Bank of America Corp., Jr. Sub. Notes	5.200%	(c)	12/29/49	900	831,375
Bank of America Corp., Jr. Sub. Notes	5.125%	(c)	12/29/49	765	737,747
Barclays Bank PLC (United Kingdom), Sub. Notes(a)	7.625%		11/21/22	560	612,318
Barclays PLC (United Kingdom), Jr. Sub. Notes(a)	8.250%	(c)	12/29/49	235	240,856
Citigroup, Inc., Jr. Sub. Notes(a)	5.800%	(c)	11/29/49	2,110	2,110,000
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	07/29/49	571	562,435
Credit Agricole SA (France), Jr. Sub. Notes, 144A	6.625%	(c)	09/29/49	561	543,749
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.700%	(c)	12/29/49	479	484,509
Morgan Stanley, Jr. Sub. Notes	5.450%	(c)	07/29/49	318	318,572
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.100%		06/10/23	1,280	1,388,282
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes(a)	6.125%		12/15/22	2,185	2,378,167
Royal Bank of Scotland PLC (The) (United Kingdom), Sub. Notes, RegS	9.500%	(c)	03/16/22	495	562,526
Wells Fargo & Co., Jr. Sub. Notes	5.900%	(c)	12/29/49	1,475	1,486,063

					19,553,322

Brokerage — 0.1%
E*TRADE Financial Corp., Sr. Unsec’d. Notes	5.375%		11/15/22	247	252,557
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec’d. Notes, 144A	5.625%		03/15/20	575	600,875

					853,432

Building Materials & Construction — 1.7%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $1,375,000; purchased 10/27/14)(f)	5.375%		11/15/24	1,375	1,371,563
Cemex Espana SA (Mexico), Sr. Sec’d. Notes, 144A	9.875%		04/30/19	510	559,725
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	6.000%		04/01/24	368	358,800
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%		10/12/22	1,200	1,338,000
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A(a)	5.700%		01/11/25	4,125	4,001,250
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	7.250%		01/15/21	845	885,137
Hardwoods Acquisition, Inc., Sec’d. Notes, 144A	7.500%		08/01/21	724	713,140
HD Supply, Inc., Gtd. Notes	7.500%		07/15/20	598	626,405

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Building Materials & Construction (continued)
HD Supply, Inc., Sr. Sec’d. Notes, 144A	5.250%	12/15/21	1,595	$1,622,913
Headwaters, Inc., Gtd. Notes	7.250%	01/15/19	388	403,520
K Hovnanian Enterprises, Inc., Gtd. Notes	11.875%	10/15/15	605	641,300
K Hovnanian Enterprises, Inc., Gtd. Notes, 144A	7.000%	01/15/19	124	118,420
K Hovnanian Enterprises, Inc., Sec’d. Notes, 144A	9.125%	11/15/20	390	415,350
Lafarge SA (France), Sr. Unsec’d. Notes	7.125%	07/15/36	600	696,000
Lennar Corp., Gtd. Notes	12.250%	06/01/17	275	327,250
Lennar Corp., Gtd. Notes	4.500%	06/15/19	143	143,000
Lennar Corp., Gtd. Notes	4.500%	11/15/19	298	295,765
Lennar Corp., Gtd. Notes	6.950%	06/01/18	145	156,600
M/I Homes, Inc., Gtd. Notes	8.625%	11/15/18	490	509,600
Masco Corp., Sr. Unsec’d. Notes(a)	5.950%	03/15/22	650	721,500
Masonite International Corp., Gtd. Notes, 144A(a)	8.250%	04/15/21	1,070	1,142,225
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.500%	11/15/20	315	316,575
Meritage Homes Corp., Gtd. Notes	7.000%	04/01/22	446	472,760
Meritage Homes Corp., Gtd. Notes	7.150%	04/15/20	180	193,500
US Concrete, Inc., Sr. Sec’d. Notes	8.500%	12/01/18	400	418,000
Vulcan Materials Co., Sr. Unsec’d. Notes	7.500%	06/15/21	800	932,000

				19,380,298

Chemicals — 2.6%
Ashland, Inc., Gtd. Notes	4.750%	08/15/22	1,000	1,000,000
Ashland, Inc., Sr. Unsec’d. Notes	3.875%	04/15/18	512	517,120
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, Gtd. Notes, 144A	7.375%	05/01/21	2,505	2,655,300
Axiall Corp., Gtd. Notes(a)	4.875%	05/15/23	1,389	1,310,869
Chemtura Corp., Gtd. Notes(a)	5.750%	07/15/21	1,540	1,501,500
Eagle Spinco, Inc., Gtd. Notes(a)	4.625%	02/15/21	1,386	1,313,236
Hexion US Finance Corp., Sr. Sec’d. Notes(a)	6.625%	04/15/20	1,575	1,543,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000%	11/15/20	5,000	3,575,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sr. Sec’d. Notes	8.875%	02/01/18	3,000	2,670,000
Huntsman International LLC, Gtd. Notes(a)	4.875%	11/15/20	700	694,750
Huntsman International LLC, Gtd. Notes, 144A(a)	5.125%	11/15/22	212	208,820
INEOS Group Holdings SA (Luxembourg), Gtd. Notes, 144A(a)	5.875%	02/15/19	239	226,453
INEOS Group Holdings SA (Luxembourg), Gtd. Notes, 144A(a)	6.125%	08/15/18	374	358,105
JM Huber Corp., Sr. Unsec’d. Notes, 144A	9.875%	11/01/19	335	368,500
Koppers, Inc., Gtd. Notes	7.875%	12/01/19	2,260	2,319,325
MMC Energy, Inc., First Lien(i)	8.880%	10/15/99	500	—
Momentive Performance Materials, Inc., Sr. Sec’d. Notes	3.880%	10/24/21	500	423,750
Montell Finance Co. BV (Netherlands), Gtd. Notes, 144A	8.100%	03/15/27	435	582,928
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.000%	05/01/25	240	238,200
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250%	08/01/23	185	186,850
Nufarm Australia Ltd. (Australia), Gtd. Notes, 144A	6.375%	10/15/19	485	488,637
PolyOne Corp., Sr. Unsec’d. Notes	5.250%	03/15/23	1,267	1,266,151

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals (continued)
PolyOne Corp., Sr. Unsec’d. Notes	7.375%	09/15/20	534	$568,043
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Sec’d. Notes, 144A	6.500%	04/15/21	1,900	1,691,000
TPC Group, Inc., Sr. Sec’d. Notes, 144A(g)	8.750%	12/15/20	3,125	3,039,063
Tronox Finance LLC, Gtd. Notes(a)	6.375%	08/15/20	1,748	1,752,370
WR Grace & Co-Conn, Gtd. Notes, 144A	5.125%	10/01/21	321	329,025
WR Grace & Co-Conn, Gtd. Notes, 144A	5.625%	10/01/24	108	112,590

				30,941,085

Construction Machinery — 2.8%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	5.625%	10/01/24	925	948,125
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%	07/15/22	3,375	3,585,937
BlueLine Rental Finance Corp., Sec’d. Notes, 144A (original cost $1,025,500; purchased 01/16/14 - 02/12/14)(f)(g)	7.000%	02/01/19	1,000	1,025,000
BlueLine Rental Finance Corp., Sec’d. Notes, 144A	7.000%	02/01/19	575	589,375
BlueLine Rentals, Sr. Unsec’d. Notes, PIK, 144A(a)	9.750%	02/01/19	1,975	2,044,125
Case New Holland Industrial, Inc., Gtd. Notes	7.875%	12/01/17	1,825	2,007,500
Columbus Mckinnon Corp., Gtd. Notes	7.875%	02/01/19	620	644,800
H&E Equipment Services, Inc., Gtd. Notes(a)	7.000%	09/01/22	3,850	3,960,687
Jurassic Holdings III, Inc., Sec’d. Notes, 144A	6.875%	02/15/21	2,610	2,427,300
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $1,386,125; purchased 04/12/13 -11/10/14)(f)(g)	7.875%	05/01/18	1,350	1,363,500
Terex Corp., Gtd. Notes(a)	6.000%	05/15/21	2,800	2,856,000
Terex Corp., Gtd. Notes	6.500%	04/01/20	875	905,625
United Rentals North America, Inc., Gtd. Notes	5.750%	11/15/24	1,360	1,400,800
United Rentals North America, Inc., Gtd. Notes	6.125%	06/15/23	799	838,950
United Rentals North America, Inc., Gtd. Notes	7.375%	05/15/20	1,075	1,161,000
United Rentals North America, Inc., Gtd. Notes	7.625%	04/15/22	3,305	3,633,848
United Rentals North America, Inc., Gtd. Notes(a)	8.375%	09/15/20	1,575	1,689,187
United Rentals North America, Inc., Sr. Unsec’d. Notes	8.250%	02/01/21	1,100	1,199,000

				32,280,759

Consumer Cyclical – Services — 1.2%
Acosta, Sr. Unsec’d. Notes, 144A	7.750%	10/01/22	1,775	1,797,187
ADT Corp. (The), Sr. Unsec’d. Notes(a)	3.500%	07/15/22	226	192,665
ADT Corp. (The), Sr. Unsec’d. Notes(a)	4.125%	06/15/23	1,370	1,239,850
ADT Corp. (The), Sr. Unsec’d. Notes(a)	6.250%	10/15/21	930	955,575
Garda World Security Corp. (Canada), Gtd. Notes, 144A(a)	7.250%	11/15/21	910	900,900
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500%	05/01/22	1,725	1,681,875
IHS, Inc., Gtd. Notes, 144A	5.000%	11/01/22	225	222,750
Service Corp. International, Sr. Unsec’d. Notes	4.500%	11/15/20	950	933,375
Service Corp. International, Sr. Unsec’d. Notes	5.375%	01/15/22	300	307,500
Service Corp. International, Sr. Unsec’d. Notes	5.375%	05/15/24	2,550	2,601,000
West Corp., Gtd. Notes, 144A(a)	5.375%	07/15/22	3,170	3,035,275

				13,867,952

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Consumer Products — 0.9%
Big Heart Pet Brands, Gtd. Notes(a)	7.625%	02/15/19	1,567	$1,539,577
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625%	05/15/21	1,575	1,441,125
Gibson Brands, Inc., Sr. Sec’d. Notes, 144A(g)	8.875%	08/01/18	750	720,000
Prestige Brands, Inc., Gtd. Notes	8.125%	02/01/20	150	159,750
Prestige Brands, Inc., Sr. Unsec’d. Notes, 144A(a)	5.375%	12/15/21	415	407,737
Radio Systems Corp., Sec’d. Notes, 144A	8.375%	11/01/19	465	498,713
Revlon Consumer Products Corp., Gtd. Notes(a)	5.750%	02/15/21	563	563,000
Serta Simmons Holdings LLC, Sr. Unsec’d. Notes, 144A	8.125%	10/01/20	439	464,243
Spectrum Brands, Inc., Gtd. Notes	6.375%	11/15/20	1,175	1,224,937
Spectrum Brands, Inc., Gtd. Notes	6.625%	11/15/22	425	449,437
Spectrum Brands, Inc., Gtd. Notes, 144A	6.125%	12/15/24	143	145,145
Springs Industries, Inc., Sr. Sec’d. Notes(a)	6.250%	06/01/21	700	696,500
Sun Products Corp. (The), Sr. Unsec’d. Notes, 144A(a)	7.750%	03/15/21	1,875	1,584,375
Visant Corp., Gtd. Notes	10.000%	10/01/17	291	252,443

				10,146,982

Containers & Packaging
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	5.375%	01/15/25	185	186,850
Owens-Brockway Glass Container, Inc., Sr. Unsec’d. Notes, 144A	5.000%	01/15/22	275	280,500

				467,350

Diversified Manufacturing — 0.9%
Amsted Industries, Inc., Gtd. Notes, 144A	5.000%	03/15/22	250	245,625
Amsted Industries, Inc., Gtd. Notes, 144A	5.375%	09/15/24	100	97,250
Apex Tool Group LLC, Gtd. Notes, 144A (original cost $470,000; purchased 09/17/14)(f)(g)	7.000%	02/01/21	500	427,500
Artesyn Escrow, Inc., Sr. Sec’d. Notes, 144A	9.750%	10/15/20	187	177,183
EnPro Industries, Inc., Gtd. Notes, 144A	5.875%	09/15/22	1,025	1,035,250
Entegris, Inc., Gtd. Notes, 144A	6.000%	04/01/22	217	219,713
Griffon Corp., Gtd. Notes	5.250%	03/01/22	3,100	2,902,375
Milacron LLC/Mcron Finance Corp., Gtd. Notes, 144A	7.750%	02/15/21	1,055	1,076,100
Rexel SA (France), Sr. Unsec’d. Notes, 144A	6.125%	12/15/19	1,375	1,416,250
WireCo WorldGroup, Inc., Gtd. Notes	9.500%	05/15/17	3,182	3,205,865

				10,803,111

Electric — 4.8%
AES Corp., Sr. Unsec’d. Notes(a)	5.500%	03/15/24	2,253	2,286,344
AES Corp., Sr. Unsec’d. Notes	8.000%	06/01/20	5,000	5,712,500
Calpine Corp., Sr. Sec’d. Notes, 144A	5.875%	01/15/24	382	406,830
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%	01/15/23	1,849	2,038,522
Calpine Corp., Sr. Unsec’d. Notes(a)	5.375%	01/15/23	3,346	3,379,460
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%	01/15/25	2,125	2,151,563
Covanta Holding Corp., Sr. Unsec’d. Notes	5.875%	03/01/24	250	254,375
Covanta Holding Corp., Sr. Unsec’d. Notes(a)	6.375%	10/01/22	975	1,033,500
DPL, Inc., Sr. Unsec’d. Notes	7.250%	10/15/21	3,350	3,417,000
DPL, Inc., Sr. Unsec’d. Notes, 144A	6.750%	10/01/19	975	984,750
Dynegy Finance I, Inc./Dynegy Finance II, Inc.,
Sr. Sec’d. Notes, 144A	6.750%	11/01/19	675	686,813

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Electric (continued)
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	7.375%	11/01/22	7,525		$7,656,688
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A(a)	7.625%	11/01/24	3,760		3,835,200
Dynegy Holdings Escrow, Sr. Unsec’d. Notes(g)(i)	7.125%	05/15/18	1,000		—
Dynegy Holdings Escrow, Sr. Unsec’d. Notes(g)(i)	7.750%	06/01/19	2,000		—
Dynegy Roseton LLC/Dynegy Danskammer LLC Escrow Bonds, First Lien(i)	7.670%	11/08/16	3,800		—
GenOn Energy, Inc., Sr. Unsec’d. Notes	9.875%	10/15/20	3,575		3,521,375
InterGen NV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $1,995,950; purchased 06/11/14)(f)(g)	7.000%	06/30/23	1,910		1,814,500
InterGen NV (Netherlands), Sr. Sec’d. Notes, 144A	7.000%	06/30/23	500		475,000
Mirant Mid Atlantic Pass-Through Trust B, Pass-Through Certificates	9.125%	06/30/17	2,613		2,809,406
NRG Energy, Inc., Gtd. Notes(a)	6.250%	07/15/22	2,499		2,555,228
NRG Energy, Inc., Gtd. Notes(a)	6.625%	03/15/23	2,000		2,080,000
NRG Energy, Inc., Gtd. Notes	7.875%	05/15/21	3,125		3,367,187
NRG Energy, Inc., Gtd. Notes	8.250%	09/01/20	400		427,000
NRG Energy, Inc., Gtd. Notes, 144A	6.250%	05/01/24	3,000		3,052,500
NRG REMA LLC, Pass-Through Certificates	9.681%	07/02/26	1,765		1,870,900
PPL Energy Supply LLC, Sr. Unsec’d. Notes	4.600%	12/15/21	141		127,945
PPL Ironwood LLC, Sr. Sec’d. Notes(g)	8.857%	11/30/25	—	(r)	359
RJS Power Holdings LLC, Gtd. Notes, 144A	5.125%	07/15/19	402		396,975

					56,341,920

Entertainment — 1.9%
AMC Entertainment, Inc., Gtd. Notes	5.875%	02/15/22	750		761,250
AMC Entertainment, Inc., Gtd. Notes	9.750%	12/01/20	928		1,009,200
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $1,900,000; purchased 05/09/12)(f)(g)	6.875%	06/15/19	1,900		1,985,500
Carmike Cinemas, Inc., Sec’d. Notes	7.375%	05/15/19	975		1,035,937
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.250%	03/15/21	500		502,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes, 144A	5.375%	06/01/24	625		621,875
Cinemark USA, Inc., Gtd. Notes(a)	5.125%	12/15/22	2,250		2,199,375
Live Nation Entertainment, Inc., Gtd. Notes, 144A	5.375%	06/15/22	910		910,000
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $725,000; purchased 07/30/13)(f)(g)	5.000%	08/01/18	725		743,125
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A(a)	5.250%	11/15/19	364		366,730
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	03/15/22	655		625,525
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	02/01/25	79		72,680
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.500%	10/15/27	55		61,875
Scientific Games International, Inc., Gtd. Notes, 144A	6.625%	05/15/21	1,250		871,875
Scientific Games International, Inc., Gtd. Notes(a)	6.250%	09/01/20	1,000		700,000
Scientific Games International, Inc., Gtd. Notes, 144A(a)	10.000%	12/01/22	5,740		5,259,275

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Entertainment (continued)
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A	7.000%	01/01/22	1,200	$1,215,000
Six Flags Entertainment Corp., Gtd. Notes, 144A	5.250%	01/15/21	500	500,000
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $1,669,875; purchased 07/17/14)(f)(g)	8.500%	10/15/22	1,525	1,650,813
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A	8.500%	10/15/22	655	709,037
WMG Acquisition Corp., Gtd. Notes, 144A	6.750%	04/15/22	891	810,810

				22,612,382

Environmental — 0.3%
ADS Waste Holdings, Inc., Gtd. Notes	8.250%	10/01/20	1,775	1,775,000
Casella Waste Systems, Inc., Gtd. Notes(a)	7.750%	02/15/19	825	837,375
Clean Harbors, Inc., Gtd. Notes	5.250%	08/01/20	950	954,750

				3,567,125

Food & Beverage — 2.4%
Aramark Services, Inc., Gtd. Notes(a)	5.750%	03/15/20	1,000	1,032,500
B&G Foods, Inc., Gtd. Notes(a)	4.625%	06/01/21	1,375	1,342,137
Bumble Bee Holdings, Inc. (Luxembourg), Sr. Sec’d. Notes, 144A	9.000%	12/15/17	759	796,191
Constellation Brands, Inc., Gtd. Notes	3.750%	05/01/21	234	231,660
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	470	466,475
Constellation Brands, Inc., Gtd. Notes	4.750%	11/15/24	208	210,600
Constellation Brands, Inc., Gtd. Notes	6.000%	05/01/22	300	331,500
Cott Beverages, Inc., Gtd. Notes, 144A	6.750%	01/01/20	1,704	1,704,000
Darling Ingredients, Inc., Gtd. Notes(a)	5.375%	01/15/22	2,020	1,989,700
DS Services of America, Inc., Sec’d. Notes, 144A	10.000%	09/01/21	2,414	2,788,170
HJ Heinz Co., Sec’d. Notes(a)	4.250%	10/15/20	1,612	1,628,120
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $1,666,625; purchased 09/13/13)(f)(g)	7.250%	06/01/21	1,675	1,725,250
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	7.250%	06/01/21	707	728,210
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $589,560; purchased 05/20/11)(f)(g)	7.250%	06/01/21	600	618,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	7.250%	06/01/21	460	473,800
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A (original cost $1,725,000; purchased 06/11/14)(a)(f)(g)	5.875%	07/15/24	1,725	1,694,813
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A	5.875%	07/15/24	1,191	1,170,157
Post Holdings, Inc., Gtd. Notes(a)	7.375%	02/15/22	2,325	2,325,000
Post Holdings, Inc., Gtd. Notes, 144A(a)	6.000%	12/15/22	100	93,750
Post Holdings, Inc., Gtd. Notes, 144A(a)	6.750%	12/01/21	873	846,810
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000%	11/01/19	390	425,100
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625%	08/15/22	1,455	1,520,475
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.250%	08/01/18	801	815,017
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A(a)	5.875%	08/01/21	2,137	2,179,740
TreeHouse Foods, Inc., Gtd. Notes	4.875%	03/15/22	925	936,563
Wells Enterprises, Inc., Sr. Sec’d. Notes, 144A	6.750%	02/01/20	231	236,775

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Food & Beverage (continued)
WhiteWave Foods Co. (The), Gtd. Notes	5.375%	10/01/22	148	$152,440

				28,462,953

Gaming — 4.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Gtd. Notes	9.000%	05/15/18	2,925	2,808,000
Boyd Gaming Corp., Gtd. Notes	9.000%	07/01/20	1,500	1,537,500
Boyd Gaming Corp., Gtd. Notes	9.125%	12/01/18	1,600	1,640,000
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	9.000%	02/15/20	925	684,500
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	11.250%	06/01/17	1,220	894,260
Caesars Entertainment Resorts Properties LLC, Sr. Sec’d. Notes, 144A	8.000%	10/01/20	2,225	2,180,500
CCM Merger, Inc., Gtd. Notes, 144A (original cost $4,155,063; purchased 03/14/12 - 05/21/14)(f)(g)	9.125%	05/01/19	4,075	4,278,750
CCM Merger, Inc., Gtd. Notes, 144A	9.125%	05/01/19	225	236,250
Chukchansi Economic Development Authority, Sec’d. Notes, 144A(i)	9.750%	05/30/20	635	381,118
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	10.500%	07/01/19	238	221,340
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%	11/01/20	600	607,500
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A(a)	8.500%	12/01/21	2,600	2,489,500
Graton Economic Development Authority, Sr. Sec’d. Notes, 144A	9.625%	09/01/19	285	311,363
Isle of Capri Casinos, Inc., Gtd. Notes(a)	7.750%	03/15/19	2,275	2,354,625
Isle of Capri Casinos, Inc., Gtd. Notes(a)	8.875%	06/15/20	1,250	1,300,000
MCE Finance Ltd. (Hong Kong), Gtd. Notes, 144A	5.000%	02/15/21	1,290	1,206,150
MGM Resorts International, Gtd. Notes(a)	6.000%	03/15/23	1,880	1,889,400
MGM Resorts International, Gtd. Notes(a)	6.625%	12/15/21	3,825	4,016,250
MGM Resorts International, Gtd. Notes(a)	6.750%	10/01/20	925	971,250
MGM Resorts International, Gtd. Notes	7.625%	01/15/17	950	1,023,625
MGM Resorts International, Gtd. Notes	7.750%	03/15/22	1,660	1,838,450
MTR Gaming Group, Inc., Sec’d. Notes(a)	11.500%	08/01/19	3,036	3,286,636
Penn National Gaming, Inc., Sr. Unsec’d. Notes(a)	5.875%	11/01/21	3,500	3,255,000
Pinnacle Entertainment, Inc., Gtd. Notes	6.375%	08/01/21	2,565	2,641,950
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Gtd. Notes, 144A	5.875%	05/15/21	800	792,000
Shingle Springs Tribal Gaming Authority, Sr. Unsec’d. Notes, 144A	9.750%	09/01/21	250	280,000
Station Casinos LLC, Gtd. Notes(a)	7.500%	03/01/21	2,284	2,341,100
Studio City Finance Ltd. (Hong Kong), Gtd. Notes, 144A	8.500%	12/01/20	500	525,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A (original cost $3,214,500; purchased 05/16/13 - 08/01/13)(f)	6.375%	06/01/21	3,225	2,934,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec’d. Notes(a)	5.375%	03/15/22	1,000	1,015,000

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Gaming (continued)
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.250%	10/15/21	1,470	$1,381,800

				51,323,567

Gas Distributors — 0.1%
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.500%	05/01/21	750	731,250

Gas Pipelines — 1.5%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.000%	12/15/20	850	813,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.125%	03/01/22	545	520,475
Global Partners LP/GLP Finance Corp., Gtd. Notes, 144A	6.250%	07/15/22	899	872,030
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000%	02/15/21	875	910,310
Kinder Morgan, Inc., Gtd. Notes, 144A(a)	5.625%	11/15/23	1,800	1,926,767
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.500%	04/15/23	1,075	1,037,375
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.875%	03/01/22	543	541,643
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes(a)	6.500%	07/15/21	1,265	1,290,300
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $505,000; purchased 02/25/14)(a)(f)(g)	3.900%	04/15/15	500	497,500
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $989,125; purchased 02/21/14 - 02/25/14)(f)(g)	5.625%	04/15/20	1,025	1,007,063
SemGroup Corp., Gtd. Notes	7.500%	06/15/21	406	406,000
SemGroup LP, Sr. Unsec’d. Notes(i)	—%	12/31/49	2,555	25
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes(a)	5.500%	06/01/24	2,025	1,954,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.250%	11/15/23	450	409,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes(a)	5.250%	05/01/23	437	421,705
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.375%	08/01/22	204	206,550
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.875%	02/01/21	1,780	1,820,050
Tesoro Logistics LP/Tesoro Logistics Finance Corp, Gtd. Notes	5.875%	10/01/20	616	617,540
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes, 144A	5.500%	10/15/19	312	309,660
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes, 144A	6.250%	10/15/22	1,500	1,496,250

				17,058,743

Healthcare & Pharmaceutical — 7.7%
Acadia Healthcare Co., Inc., Gtd. Notes	5.125%	07/01/22	420	413,700
Acadia Healthcare Co., Inc., Gtd. Notes	6.125%	03/15/21	486	495,720
Acadia Healthcare Co., Inc., Gtd. Notes	12.875%	11/01/18	1,836	2,065,500
Alere, Inc., Gtd. Notes	6.500%	06/15/20	346	347,730
Amsurg Corp., Gtd. Notes	5.625%	11/30/20	275	281,187
Amsurg Corp., Gtd. Notes, 144A	5.625%	07/15/22	1,510	1,547,750
Biomet, Inc., Gtd. Notes	6.500%	08/01/20	2,480	2,653,600

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical (continued)
Biomet, Inc., Gtd. Notes(a)	6.500%	10/01/20	850	$896,750
Capella Healthcare, Inc., Gtd. Notes	9.250%	07/01/17	1,850	1,921,687
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A(a)	7.000%	05/15/19	1,990	2,009,900
Catamaran Corp., Gtd. Notes	4.750%	03/15/21	875	875,000
Centene Corp., Sr. Unsec’d. Notes	4.750%	05/15/22	175	175,437
CHS/Community Health Systems, Inc., Gtd. Notes(a)	6.875%	02/01/22	1,505	1,594,359
CHS/Community Health Systems, Inc., Gtd. Notes	7.125%	07/15/20	875	932,969
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%	11/15/19	5,611	5,989,742
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%	08/01/21	440	456,500
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250%	01/15/19	1,600	1,624,000
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500%	12/15/18	3,550	3,745,250
DaVita HealthCare Partners, Inc., Gtd. Notes	5.125%	07/15/24	685	698,700
DaVita HealthCare Partners, Inc., Gtd. Notes	5.750%	08/15/22	375	397,500
Emdeon, Inc., Gtd. Notes	11.000%	12/31/19	1,750	1,903,125
Endo Finance LLC, Gtd. Notes, 144A(a)	5.750%	01/15/22	1,033	1,033,000
Endo Finance LLC & Endo Finco, Inc., Gtd. Notes, 144A	7.000%	12/15/20	121	127,050
Endo Finance LLC & Endo Finco, Inc., Gtd. Notes, 144A	7.250%	01/15/22	161	172,270
Envision Healthcare Corp., Gtd. Notes, 144A	5.125%	07/01/22	566	561,755
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	300	301,500
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.750%	10/15/24	180	181,800
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.625%	07/31/19	149	159,057
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.875%	01/31/22	126	136,710
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	5.750%	02/15/21	525	559,781
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	6.500%	09/15/18	450	497,250
Grifols Worldwide Operations Ltd. (Spain), Sr. Unsec’d. Notes, 144A	5.250%	04/01/22	1,225	1,252,807
Halyard Health, Inc., Sr. Unsec’d. Notes, 144A	6.250%	10/15/22	180	182,700
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250%	02/15/21	1,350	1,437,750
HCA, Inc., Gtd. Notes(a)	5.875%	05/01/23	5,712	6,019,020
HCA, Inc., Gtd. Notes	7.190%	11/15/15	1,070	1,114,137
HCA, Inc., Gtd. Notes	7.500%	02/15/22	930	1,062,525
HCA, Inc., Gtd. Notes	8.000%	10/01/18	600	687,000
HCA, Inc., Sr. Sec’d. Notes	3.750%	03/15/19	478	478,597
HCA, Inc., Sr. Sec’d. Notes	4.250%	10/15/19	490	497,350
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	1,098	1,128,195
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	545	569,525
HCA, Inc., Sr. Sec’d. Notes(a)	5.875%	03/15/22	1,196	1,309,620
HCA, Inc., Sr. Sec’d. Notes(a)	6.500%	02/15/20	877	982,679
HealthSouth Corp., Gtd. Notes	5.750%	11/01/24	128	133,120
Hologic, Inc., Gtd. Notes	6.250%	08/01/20	660	686,400
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes	8.375%	05/15/19	1,228	1,289,400
inVentiv Health, Inc., Sr. Sec’d. Notes, 144A	9.000%	01/15/18	233	237,660

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical (continued)
Kindred Escrow Corp. II, Sr. Sec’d. Notes, 144A(a)	8.000%	01/15/20	1,100	$1,168,750
Kindred Escrow Corp. II, Sr. Sec’d. Notes, 144A	8.750%	01/15/23	625	672,656
Kindred Healthcare, Inc., Gtd. Notes, 144A	6.375%	04/15/22	325	309,563
LifePoint Hospitals, Inc., Gtd. Notes	5.500%	12/01/21	1,804	1,844,590
Mallinckrodt International Finance SA, Gtd. Notes(g)	4.750%	04/15/23	2,304	2,211,840
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	5.750%	08/01/22	836	858,990
MedAssets, Inc., Gtd. Notes	8.000%	11/15/18	1,275	1,326,000
MPH Acquisition Holdings LLC, Gtd. Notes, 144A	6.625%	04/01/22	1,325	1,354,813
National Mentor Holdings, Inc., Gtd. Notes, 144A	12.500%	02/15/18	362	375,756
Omnicare, Inc., Gtd. Notes	4.750%	12/01/22	275	278,437
Ortho Clinical, Sr. Unsec’d. Notes, 144A	6.625%	05/15/22	3,125	2,808,594
Select Medical Corp., Gtd. Notes	6.375%	06/01/21	1,925	1,953,875
Teleflex, Inc., Gtd. Notes, 144A	5.250%	06/15/24	180	180,000
Tenet Healthcare Corp., First Lien	6.000%	10/01/20	575	615,250
Tenet Healthcare Corp., Sr. Sec’d. Notes(a)	4.375%	10/01/21	1,450	1,439,126
Tenet Healthcare Corp., Sr. Sec’d. Notes(a)	4.500%	04/01/21	575	576,437
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.750%	06/01/20	310	314,650
Tenet Healthcare Corp., Sr. Sec’d. Notes(a)	6.250%	11/01/18	620	672,700
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%	02/01/20	1,675	1,762,938
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.000%	08/01/20	465	490,575
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	8.125%	04/01/22	4,192	4,684,560
Tenet Healthcare Corp., Sr. Unsec’d. Notes, 144A(a)	5.000%	03/01/19	375	375,469
Tenet Healthcare Corp., Sr. Unsec’d. Notes, 144A	5.500%	03/01/19	200	204,500
United Surgical Partners International, Inc., Gtd. Notes	9.000%	04/01/20	790	848,263
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	3.750%	08/01/19	118	118,000
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750%	08/01/22	173	173,000
Valeant Pharmaceuticals International, Gtd. Notes, 144A(a)	5.625%	12/01/21	852	858,390
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.375%	10/15/20	2,780	2,905,100
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.750%	08/15/18	653	694,642
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.875%	12/01/18	591	609,616
Valeant Pharmaceuticals International, Gtd. Notes, 144A	7.000%	10/01/20	2,785	2,938,175
Valeant Pharmaceuticals International, Gtd. Notes, 144A	7.500%	07/15/21	522	563,760

				90,013,779

Home Construction — 1.8%
Beazer Homes USA, Inc., Gtd. Notes	5.750%	06/15/19	1,300	1,248,000
Beazer Homes USA, Inc., Gtd. Notes	7.250%	02/01/23	475	460,750
Beazer Homes USA, Inc., Gtd. Notes	7.500%	09/15/21	2,850	2,864,250
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A(a)	6.125%	07/01/22	1,969	2,047,760
D.R. Horton, Inc., Gtd. Notes	4.750%	02/15/23	2,875	2,860,625
KB Home, Gtd. Notes(a)	7.000%	12/15/21	850	894,094

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Home Construction (continued)
KB Home, Gtd. Notes(a)	7.500%	09/15/22	800	$848,000
Standard Pacific Corp., Gtd. Notes(a)	5.875%	11/15/24	836	836,000
Standard Pacific Corp., Gtd. Notes(a)	6.250%	12/15/21	175	179,375
Standard Pacific Corp., Gtd. Notes	8.375%	05/15/18	825	932,250
Standard Pacific Corp., Gtd. Notes(a)	8.375%	01/15/21	1,125	1,274,063
Standard Pacific Corp., Gtd. Notes	10.750%	09/15/16	66	74,745
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.625%	03/01/24	650	627,250
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A (original cost $2,240,469; purchased 03/30/12 - 07/20/12)(f)	7.750%	04/15/20	2,192	2,323,520
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	7.750%	04/15/20	206	218,360
Toll Brothers Finance Corp., Gtd. Notes	4.000%	12/31/18	275	276,375
Toll Brothers Finance Corp., Gtd. Notes	6.750%	11/01/19	68	76,160
WCI Communities, Inc., Gtd. Notes	6.875%	08/15/21	2,594	2,600,486
William Lyon Homes, Inc., Gtd. Notes, 144A	7.000%	08/15/22	775	782,750
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., Gtd. Notes, 144A	6.750%	12/15/21	235	233,825

				21,658,638

Independent Energy — 4.3%
Antero Resources Finance Corp., Gtd. Notes	5.375%	11/01/21	95	91,913
Antero Resources Finance Corp., Gtd. Notes	6.000%	12/01/20	925	922,687
Antero Resources Finance Corp., Gtd. Notes, 144A(a)	5.125%	12/01/22	1,120	1,055,600
Baytex Energy Corp. (Canada), Gtd. Notes, 144A	5.125%	06/01/21	100	85,000
Baytex Energy Corp. (Canada), Gtd. Notes, 144A	5.625%	06/01/24	350	297,500
Bonanza Creek Energy, Inc., Gtd. Notes	6.750%	04/15/21	220	193,600
California Resources Corp., Gtd. Notes, 144A(a)	5.000%	01/15/20	529	458,907
California Resources Corp., Gtd. Notes, 144A(a)	5.500%	09/15/21	1,743	1,490,265
California Resources Corp., Gtd. Notes, 144A(a)	6.000%	11/15/24	2,123	1,793,935
Chesapeake Energy Corp., Gtd. Notes(a)	4.875%	04/15/22	1,575	1,531,687
Chesapeake Energy Corp., Gtd. Notes(a)	5.375%	06/15/21	560	559,650
Chesapeake Energy Corp., Gtd. Notes	6.125%	02/15/21	1,025	1,076,250
Cimarex Energy Co., Gtd. Notes	4.375%	06/01/24	325	310,375
Comstock Resources, Inc., Gtd. Notes	7.750%	04/01/19	250	177,500
Comstock Resources, Inc., Gtd. Notes	9.500%	06/15/20	601	408,680
Concho Resources, Inc., Gtd. Notes	6.500%	01/15/22	1,245	1,301,025
Denbury Resources, Inc., Gtd. Notes(a)	6.375%	08/15/21	1,025	973,750
Diamondback Energy, Inc., Gtd. Notes	7.625%	10/01/21	788	769,285
Energy XXI Gulf Coast, Inc., Gtd. Notes	7.500%	12/15/21	375	202,500
Energy XXI Gulf Coast, Inc., Gtd. Notes	7.750%	06/15/19	350	208,250
Energy XXI Gulf Coast, Inc., Gtd. Notes, 144A(a)	6.875%	03/15/24	454	245,160
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes(a)	7.750%	09/01/22	972	908,820
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes	9.375%	05/01/20	1,075	1,085,750
EP Energy LLC/Everest Acquisition Finance, Inc., Sec’d. Notes(a)	6.875%	05/01/19	692	702,380
EXCO Resources, Inc., Gtd. Notes	7.500%	09/15/18	80	61,150
EXCO Resources, Inc., Gtd. Notes	8.500%	04/15/22	774	566,955
Halcon Resources Corp., Gtd. Notes(a)	8.875%	05/15/21	300	225,750
Halcon Resources Corp., Gtd. Notes	9.250%	02/15/22	1,725	1,272,187
Halcon Resources Corp., Gtd. Notes(a)	9.750%	07/15/20	793	594,750

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Independent Energy (continued)
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.000%	12/01/24	640	$563,200
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	7.625%	04/15/21	575	577,875
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A(a)	8.000%	02/15/20	500	510,000
Jones Energy Holdings LLC/Jones Energy Finance Corp., Gtd. Notes, 144A	6.750%	04/01/22	495	376,200
Jupiter Resources, Inc. (Canada), Sr. Unsec’d. Notes, 144A	8.500%	10/01/22	2,225	1,674,312
Kodiak Oil & Gas Corp., Gtd. Notes	5.500%	01/15/21	375	375,937
Kodiak Oil & Gas Corp., Gtd. Notes	5.500%	02/01/22	331	331,827
Linn Energy LLC/Linn Energy Finance Corp., Gtd. Notes(a)	6.500%	09/15/21	445	360,450
MEG Energy Corp. (Canada), Gtd. Notes, 144A(a)	6.500%	03/15/21	1,675	1,528,437
MEG Energy Corp. (Canada), Gtd. Notes, 144A(a)	7.000%	03/31/24	1,125	1,018,125
Newfield Exploration Co., Sr. Unsec’d. Notes(a)	5.625%	07/01/24	740	732,137
Newfield Exploration Co., Sr. Unsec’d. Notes	5.750%	01/30/22	875	866,250
QEP Resources, Inc., Sr. Unsec’d. Notes(a)	5.250%	05/01/23	684	639,540
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%	10/01/22	750	708,750
QEP Resources, Inc., Sr. Unsec’d. Notes	6.875%	03/01/21	1,100	1,127,500
Range Resources Corp., Gtd. Notes	5.000%	03/15/23	475	475,000
Rosetta Resources, Inc., Gtd. Notes	5.625%	05/01/21	1,090	997,459
Rosetta Resources, Inc., Gtd. Notes(a)	5.875%	06/01/22	661	594,900
Rosetta Resources, Inc., Gtd. Notes(a)	5.875%	06/01/24	61	54,290
RSP Permian, Inc., Gtd. Notes, 144A	6.625%	10/01/22	192	178,560
Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., Gtd. Notes	9.750%	02/15/17	375	195,000
Samson Investment Co., Gtd. Notes (original cost $2,982,848; purchased 02/03/12 - 04/29/14)(f)	9.750%	02/15/20	2,800	1,160,250
Sanchez Energy Corp., Gtd. Notes, 144A(a)	6.125%	01/15/23	410	344,400
SandRidge Energy, Inc., Gtd. Notes	7.500%	03/15/21	550	352,000
SM Energy Co., Sr. Unsec’d. Notes(a)	5.000%	01/15/24	785	679,025
SM Energy Co., Sr. Unsec’d. Notes	6.500%	11/15/21	1,605	1,556,850
SM Energy Co., Sr. Unsec’d. Notes	6.500%	01/01/23	150	144,000
SM Energy Co., Sr. Unsec’d. Notes	6.625%	02/15/19	649	636,020
Stone Energy Corp., Gtd. Notes	7.500%	11/15/22	778	669,080
Swift Energy Co., Gtd. Notes	7.875%	03/01/22	407	210,623
Swift Energy Co., Gtd. Notes	8.875%	01/15/20	350	199,500
Talos Production LLC/Talos Production Finance, Inc., Gtd. Notes, 144A	9.750%	02/15/18	494	449,540
Teine Energy Ltd. (Canada), Sr. Unsec’d. Notes, 144A	6.875%	09/30/22	354	272,580
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A	6.000%	11/01/20	1,675	1,390,250
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A	5.750%	12/15/18	1,120	1,033,200
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A(a)	6.125%	10/01/24	536	460,960
W&T Offshore, Inc., Gtd. Notes	8.500%	06/15/19	751	491,905
WPX Energy, Inc., Sr. Unsec’d. Notes(a)	5.250%	01/15/17	665	671,650
WPX Energy, Inc., Sr. Unsec’d. Notes(a)	5.250%	09/15/24	660	613,800
WPX Energy, Inc., Sr. Unsec’d. Notes	6.000%	01/15/22	5,175	4,980,937

				49,773,580

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Independent Power & Renewable Electricity Producers
Dynegy, Inc., Gtd. Notes	5.875%		06/01/23		300	$285,000

Life Insurance — 0.1%
Fidelity & Guaranty Life Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/01/21		445	467,250
Hartford Financial Services Group, Inc. (The), Jr. Sub. Notes	8.125%	(c)	06/15/68		420	480,829

						948,079

Lodging — 0.3%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	5.625%		10/15/21		3,025	3,161,125

Media – Cable — 3.1%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.000%		04/15/20		2,581	2,916,530
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.250%		03/15/21		635	639,763
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	5.250%		09/30/22		935	932,663
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.750%		09/01/23		2,675	2,708,437
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.750%		01/15/24		770	777,700
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	6.500%		04/30/21		2,706	2,841,300
CCOH Safari LLC, Gtd. Notes	5.500%		12/01/22		885	898,275
CCOH Safari LLC, Gtd. Notes(a)	5.750%		12/01/24		1,719	1,738,339
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%		12/15/21		2,457	2,383,290
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A(a)	5.125%		12/15/21		2,150	2,085,500
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%		09/15/20		425	439,875
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750%		11/15/21		130	143,650
CSC Holdings LLC, Sr. Unsec’d. Notes	8.625%		02/15/19		365	424,313
DISH DBS Corp., Gtd. Notes	5.875%		07/15/22		475	486,875
DISH DBS Corp., Gtd. Notes	6.750%		06/01/21		2,600	2,795,000
DISH DBS Corp., Gtd. Notes, 144A	5.875%		11/15/24		3,661	3,679,305
Numericable-SFR (France), Sr. Sec’d. Notes, 144A	6.000%		05/15/22		2,231	2,243,271
Numericable-SFR (France), Sr. Sec’d. Notes, 144A(a)	6.250%		05/15/24		489	492,667
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750%		01/15/23		1,461	1,493,873
RCN Telecom Services LLC/RCN Capital Corp., Sr. Unsec’d. Notes, 144A	8.500%		08/15/20		515	530,450
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.125%		01/21/23	EUR	489	628,698
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.000%		01/15/25		483	484,207
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.500%		01/15/23		325	339,625
Unitymedia KabelBW GmbH (Germany), Gtd. Notes, 144A	6.125%		01/15/25		800	826,000

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media – Cable (continued)
UPCB Finance III Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.625%	07/01/20	300	$315,000
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250%	11/15/21	250	273,437
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	97	98,697
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375%	06/15/24	768	783,360
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	6.375%	04/15/23	354	370,815
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.375%	04/15/21	1,000	1,032,500
VTR Finance BV (Chile), Sr. Sec’d. Notes, 144A(a)	6.875%	01/15/24	702	716,040

				36,519,455

Media – Non-Cable — 3.6%
AMC Networks, Inc., Gtd. Notes	7.750%	07/15/21	625	668,750
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Gtd. Notes, 144A(a)	5.250%	02/15/22	313	315,347
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Gtd. Notes, 144A	5.625%	02/15/24	1,345	1,351,725
Cenveo Corp., Sec’d. Notes, 144A(a)	8.500%	09/15/22	590	442,500
Cenveo Corp., Sr. Sec’d. Notes, 144A	6.000%	08/01/19	715	647,075
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500%	11/15/22	1,589	1,616,807
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	7.625%	03/15/20	1,750	1,841,875
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	7.625%	03/15/20	800	830,000
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	6.500%	11/15/22	2,373	2,444,190
Entercom Radio LLC, Gtd. Notes	10.500%	12/01/19	525	569,625
Gannett Co., Inc., Gtd. Notes	6.375%	10/15/23	1,000	1,060,000
Gannett Co., Inc., Gtd. Notes, 144A(a)	5.500%	09/15/24	1,255	1,258,137
Gray Television, Inc., Gtd. Notes(a)	7.500%	10/01/20	2,660	2,739,800
iHeartCommunications, Inc., Sr. Sec’d. Notes(a)	9.000%	12/15/19	613	603,805
iHeartCommunications, Inc., Sr. Sec’d. Notes	9.000%	03/01/21	87	85,260
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(a)	5.500%	08/01/23	2,700	2,683,530
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(a)	6.625%	12/15/22	2,920	3,000,300
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	10/15/20	1,860	1,964,625
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.500%	04/01/21	450	481,500
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	7.750%	06/01/21	1,277	1,280,193
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes(a)	8.125%	06/01/23	210	214,200
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250%	02/01/30	1,850	1,998,000
LIN Television Corp., Gtd. Notes	8.375%	04/15/18	611	636,967
LIN Television Corp., Sr. Unsec’d. Notes, 144A	5.875%	11/15/22	260	257,400
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Sr. Sec’d. Notes	9.750%	04/01/21	700	773,500
Mood Media Corp. (Canada), Gtd. Notes, 144A(a)	9.250%	10/15/20	900	742,500
National CineMedia LLC, Sr. Sec’d. Notes	6.000%	04/15/22	1,100	1,100,000

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media – Non-Cable (continued)
Netflix, Inc., Sr. Unsec’d. Notes	5.375%	02/01/21	529	$550,160
Nexstar Broadcasting, Inc., Gtd. Notes(a)	6.875%	11/15/20	300	311,250
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%	04/15/22	500	502,500
Radio One, Inc., Gtd. Notes, 144A	9.250%	02/15/20	450	391,500
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	6.000%	04/01/24	500	492,500
RR Donnelley & Sons Co., Sr. Unsec’d. Notes(a)	7.625%	06/15/20	319	350,103
Sinclair Television Group, Inc., Gtd. Notes(a)	5.375%	04/01/21	815	808,888
Sinclair Television Group, Inc., Gtd. Notes(a)	6.125%	10/01/22	1,625	1,653,438
Sinclair Television Group, Inc., Gtd. Notes, 144A(a)	5.625%	08/01/24	430	416,025
Sirius XM Radio, Inc., Gtd. Notes, 144A	4.250%	05/15/20	148	145,780
Sirius XM Radio, Inc., Gtd. Notes, 144A	4.625%	05/15/23	503	470,305
Sirius XM Radio, Inc., Gtd. Notes, 144A	5.750%	08/01/21	750	766,875
Sirius XM Radio, Inc., Gtd. Notes, 144A	5.875%	10/01/20	185	190,550
Sirius XM Radio, Inc., Gtd. Notes, 144A	6.000%	07/15/24	600	615,000
Univision Communications, Inc., Gtd. Notes, 144A(a)	8.500%	05/15/21	1,080	1,150,200
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%	05/15/23	250	252,500
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750%	09/15/22	1,500	1,605,000

				42,280,185

Metals & Mining — 4.6%
AK Steel Corp., Gtd. Notes(a)	7.625%	05/15/20	800	744,000
AK Steel Corp., Gtd. Notes(a)	7.625%	10/01/21	2,175	1,995,563
AK Steel Corp., Sr. Sec’d. Notes(a)	8.750%	12/01/18	675	708,750
Alcoa, Inc., Sr. Unsec’d. Notes	5.125%	10/01/24	705	747,138
Alcoa, Inc., Sr. Unsec’d. Notes	5.400%	04/15/21	512	554,513
Alcoa, Inc., Sr. Unsec’d. Notes	5.720%	02/23/19	575	630,498
Alcoa, Inc., Sr. Unsec’d. Notes	5.870%	02/23/22	227	251,087
Alcoa, Inc., Sr. Unsec’d. Notes	5.900%	02/01/27	512	557,642
Alcoa, Inc., Sr. Unsec’d. Notes	6.150%	08/15/20	465	522,825
Alcoa, Inc., Sr. Unsec’d. Notes	6.750%	01/15/28	383	430,716
Aleris International, Inc., Gtd. Notes	7.625%	02/15/18	104	104,520
Aleris International, Inc., Gtd. Notes	7.875%	11/01/20	412	409,940
APERAM SA (Luxembourg), Sr. Unsec’d. Notes, 144A	7.750%	04/01/18	950	969,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125%	06/01/18	2,000	2,132,500
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	6.750%	02/25/22	7,565	8,075,638
Arch Coal, Inc., Gtd. Notes	7.250%	10/01/20	450	146,250
Arch Coal, Inc., Gtd. Notes	9.875%	06/15/19	500	170,000
AuRico Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750%	04/01/20	500	460,000
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (Australia), Gtd. Notes, 144A	7.125%	05/01/18	285	294,975
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Gtd. Notes	6.375%	03/15/24	305	283,650
Coeur Mining, Inc., Gtd. Notes(a)	7.875%	02/01/21	759	597,713
Commercial Metals Co., Sr. Unsec’d. Notes	4.875%	05/15/23	1,745	1,666,475
Commercial Metals Co., Sr. Unsec’d. Notes	7.350%	08/15/18	100	108,000
CONSOL Energy, Inc., Gtd. Notes	8.250%	04/01/20	290	300,875
CONSOL Energy, Inc., Gtd. Notes, 144A	5.875%	04/15/22	3,050	2,836,500
Constellium NV (Netherlands), Gtd. Notes, 144A	5.750%	05/15/24	253	220,110

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Metals & Mining (continued)
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A(a)	6.125%	12/15/20	1,400	$1,358,000
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A(a)	6.750%	02/15/20	968	876,040
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A(a)	7.000%	02/15/21	2,299	2,069,100
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A(a)	7.250%	05/15/22	1,375	1,237,500
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	6.000%	04/01/17	1,000	956,250
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	6.875%	02/01/18	489	443,667
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	8.250%	11/01/19	1,255	1,142,050
GrafTech International Ltd., Gtd. Notes(a)	6.375%	11/15/20	900	747,000
Hecla Mining Co., Gtd. Notes	6.875%	05/01/21	983	865,040
HudBay Minerals, Inc. (Canada), Gtd. Notes	9.500%	10/01/20	282	273,540
JMC Steel Group, Inc., Sr. Unsec’d. Notes, 144A (original cost $2,040,000; purchased 11/04/14)(f)(g)	8.250%	03/15/18	2,000	1,900,000
Kaiser Aluminum Corp., Gtd. Notes	8.250%	06/01/20	969	1,051,365
KGHM International Ltd. (Canada), Gtd. Notes, 144A	7.750%	06/15/19	297	305,910
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A(a)	7.500%	11/01/20	2,745	2,717,550
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.875%	11/01/22	390	390,000
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000%	04/15/20	2,340	2,343,510
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	6.250%	11/15/22	1,407	1,378,860
Novelis, Inc., Gtd. Notes(a)	8.750%	12/15/20	1,086	1,151,160
Peabody Energy Corp., Gtd. Notes(a)	6.000%	11/15/18	950	862,125
Peabody Energy Corp., Gtd. Notes(a)	6.250%	11/15/21	775	662,625
Peabody Energy Corp., Gtd. Notes(a)	6.500%	09/15/20	575	498,813
Prince Mineral Holding Corp., Sr. Sec’d. Notes, 144A	12.000%	12/15/19	350	357,000
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	8.000%	12/01/18	395	398,950
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	8.250%	01/15/21	545	557,263
Ryerson, Inc./Joseph T Ryerson & Son, Inc., Sr. Sec’d. Notes	9.000%	10/15/17	420	431,550
Steel Dynamics, Inc., Gtd. Notes	6.375%	08/15/22	310	328,600
Steel Dynamics, Inc., Gtd. Notes(a)	7.625%	03/15/20	435	453,487
Steel Dynamics, Inc., Gtd. Notes, 144A	5.125%	10/01/21	195	198,656
Steel Dynamics, Inc., Gtd. Notes, 144A	5.500%	10/01/24	155	158,875
Taseko Mines Ltd. (Canada), Gtd. Notes	7.750%	04/15/19	650	585,000
TMS International Corp., Gtd. Notes, 144A (original cost $1,400,000; purchased 10/04/13)(f)(g)	7.625%	10/15/21	1,400	1,459,500

				54,077,864

Non-Captive – Consumer — 0.2%
Springleaf Finance Corp., Gtd. Notes	6.000%	06/01/20	2,400	2,376,000
Springleaf Finance Corp., Gtd. Notes	8.250%	10/01/23	350	392,000

				2,768,000

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Captive – Diversified — 2.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	3.750%		05/15/19	475	$470,250
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	4.500%		05/15/21	1,245	1,260,562
Aircastle Ltd., Sr. Unsec’d. Notes	6.250%		12/01/19	120	126,600
Aircastle Ltd., Sr. Unsec’d. Notes	7.625%		04/15/20	715	791,863
CIT Group, Inc., Sr. Unsec’d. Notes	3.875%		02/19/19	82	81,795
CIT Group, Inc., Sr. Unsec’d. Notes(a)	5.000%		08/15/22	3,535	3,632,213
CIT Group, Inc., Sr. Unsec’d. Notes	5.250%		03/15/18	1,400	1,459,500
CIT Group, Inc., Sr. Unsec’d. Notes(a)	5.375%		05/15/20	3,129	3,307,040
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%		02/15/19	2,000	2,110,000
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	6.625%		04/01/18	650	705,250
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A	4.370%	(c)	12/21/65	516	479,880
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A	6.250%	(c)	12/21/65	2,791	2,693,315
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%		04/15/18	825	825,000
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	4.625%		04/15/21	1,919	1,952,583
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	8.250%		12/15/20	2,554	3,077,570
International Lease Finance Corp., Sr. Unsec’d. Notes	8.625%		01/15/22	350	434,000

					23,407,421

Oil & Field Services — 1.6%
Basic Energy Services, Inc., Gtd. Notes(a)	7.750%		02/15/19	325	250,250
Basic Energy Services, Inc., Gtd. Notes	7.750%		10/15/22	272	204,000
Bluewater Holding BV (Netherlands), Gtd. Notes, 144A	10.000%		12/10/19	1,400	1,232,000
Bristow Group, Inc., Gtd. Notes	6.250%		10/15/22	1,400	1,393,000
CGG SA (France), Gtd. Notes	6.500%		06/01/21	675	513,000
CGG SA (France), Gtd. Notes(a)	6.875%		01/15/22	90	68,400
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A	6.250%		08/15/22	575	583,625
Compressco Partners LP/Compressco Finance, Inc., Gtd. Notes, 144A	7.250%		08/15/22	1,935	1,664,100
Exterran Partners LP, Gtd. Notes, 144A	6.000%		10/01/22	360	306,000
Hornbeck Offshore Services, Inc., Gtd. Notes	5.875%		04/01/20	720	637,200
Key Energy Services, Inc., Gtd. Notes	6.750%		03/01/21	606	375,720
Memorial Resource Development Corp., Gtd. Notes, 144A	5.875%		07/01/22	2,005	1,814,525
Oasis Petroleum, Inc., Gtd. Notes(a)	6.875%		03/15/22	590	536,900
Ocean Rig UDW, Inc. (Cyprus), Sr. Unsec’d. Notes, 144A(a)	7.250%		04/01/19	414	289,800
Parker Drilling Co., Gtd. Notes	6.750%		07/15/22	235	176,250
Parker Drilling Co., Gtd. Notes	7.500%		08/01/20	1,015	812,000
Petroleum Geo-Services ASA (Norway), Gtd. Notes, 144A	7.375%		12/15/18	502	419,170
PHI, Inc., Gtd. Notes	5.250%		03/15/19	1,343	1,141,550
Pioneer Energy Services Corp., Gtd. Notes	6.125%		03/15/22	1,433	1,089,080
Precision Drilling Corp. (Canada), Gtd. Notes	6.500%		12/15/21	1,500	1,271,250
Precision Drilling Corp. (Canada), Gtd. Notes	6.625%		11/15/20	355	319,500
Precision Drilling Corp. (Canada), Gtd. Notes, 144A	5.250%		11/15/24	665	545,300
Seventy Seven Energy, Inc., Sr. Unsec’d. Notes	6.500%		07/15/22	240	140,400
Seventy Seven Operating LLC, Gtd. Notes	6.625%		11/15/19	575	437,000
Shelf Drilling Holdings Ltd. (United Arab Emirates), Sec’d. Notes, 144A(a)	8.625%		11/01/18	250	205,000

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Field Services (continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes	5.500%	08/15/22	210	$199,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes	7.500%	07/01/21	283	297,150
Trinidad Drilling Ltd. (Canada), Gtd. Notes, 144A	7.875%	01/15/19	900	837,000
Unit Corp., Gtd. Notes	6.625%	05/15/21	1,545	1,382,775

				19,141,445

Other Financial Institutions — 0.6%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	11.000%	02/01/19	1,135	800,175
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	9.375%	05/15/20	1,498	988,680
Community Choice Financial, Inc., Sr. Sec’d. Notes	10.750%	05/01/19	230	149,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	5.875%	02/01/22	896	899,920
National Financial Partners Corp., Sr. Unsec’d. Notes, 144A	9.000%	07/15/21	1,056	1,106,160
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes	6.500%	07/01/21	632	575,120
Navient Corp., Sr. Unsec’d. Notes	5.000%	10/26/20	375	367,969
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	6.750%	12/15/19	725	739,500
OneMain Financial Holdings, Inc., Gtd. Notes, 144A(a)	7.250%	12/15/21	1,350	1,383,750

				7,010,774

Other Industrials — 2.7%
AECOM Technology Corp., Gtd. Notes, 144A	5.750%	10/15/22	640	654,400
AECOM Technology Corp., Gtd. Notes, 144A	5.875%	10/15/24	2,700	2,760,750
Belden, Inc., Gtd. Notes, 144A	5.250%	07/15/24	217	208,320
Belden, Inc., Gtd. Notes, 144A	5.500%	09/01/22	1,475	1,463,937
Brand Energy & Infrastructure Services, Inc., Gtd. Notes, 144A (original cost $1,625,000; purchased 11/22/13)(f)(g)	8.500%	12/01/21	1,625	1,462,500
Deluxe Corp., Gtd. Notes	7.000%	03/15/19	249	259,894
Dycom Investments, Inc., Gtd. Notes	7.125%	01/15/21	2,823	2,964,150
General Cable Corp., Gtd. Notes	5.750%	10/01/22	1,025	748,250
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A (original cost $1,350,000; purchased 11/10/14)(f)(g)	8.250%	12/01/22	1,350	1,373,625
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A	9.750%	08/01/18	420	444,150
Harland Clarke Holdings Corp., Sr. Unsec’d. Notes, 144A	9.250%	03/01/21	360	342,450
International Wire Group Holdings, Inc., Sec’d. Notes, 144A(a)	8.500%	10/15/17	3,405	3,566,737
Laureate Education, Inc., Gtd. Notes, 144A	9.750%	09/01/19	3,800	3,914,000
MasTec, Inc., Gtd. Notes	4.875%	03/15/23	650	611,000
Modular Space Corp., Sec’d. Notes, 144A (original cost $800,000; purchased 02/19/14)(f)(g)	10.250%	01/31/19	800	692,000
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A(a)	7.000%	05/15/18	2,150	2,042,500
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Sr. Unsec’d. Notes, 144A (original cost $2,642,688; purchased 04/07/14 - 07/11/14)(a)(f)(g)	6.375%	05/01/22	2,625	2,559,375

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Other Industrials (continued)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Sr. Unsec’d. Notes, 144A	6.375%	05/01/22	455	$443,625
Tutor Perini Corp., Gtd. Notes	7.625%	11/01/18	1,308	1,353,780
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $3,045,000; purchased 10/10/13)(f)(g)	7.500%	02/15/19	3,000	2,955,000
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A	7.500%	02/15/19	612	602,820

				31,423,263

Packaging — 2.8%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250%	04/15/19	1,200	1,212,000
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A(a)	8.625%	06/15/19	391	385,568
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A(a)	6.000%	06/30/21	600	573,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A(a)	6.250%	01/31/19	805	786,887
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A(a)	6.750%	01/31/21	800	796,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	9.125%	10/15/20	1,005	1,065,300
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Unsec’d. Notes, 144A	7.000%	11/15/20	432	436,676
Ball Corp., Gtd. Notes	4.000%	11/15/23	325	313,625
Berry Plastics Corp., Sec’d. Notes(a)	9.750%	01/15/21	2,175	2,419,688
Beverage Packaging Holdings Luxembourg II SA, Gtd. Notes, 144A	5.625%	12/15/16	515	504,700
Beverage Packaging Holdings Luxembourg II SA, Gtd. Notes, 144A	6.000%	06/15/17	1,645	1,603,875
Coveris Holdings SA, Gtd. Notes, 144A	7.875%	11/01/19	1,450	1,493,500
Greif, Inc., Sr. Unsec’d. Notes	6.750%	02/01/17	1,000	1,070,000
Greif, Inc., Sr. Unsec’d. Notes	7.750%	08/01/19	860	971,800
Mustang Merger Corp., Sr. Unsec’d. Notes, 144A	8.500%	08/15/21	452	429,400
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $950,000; purchased 09/25/13)(f)(g)	6.500%	10/01/21	950	945,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes(a)	8.250%	02/15/21	575	589,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	8.500%	05/15/18	1,050	1,071,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes(a)	9.000%	04/15/19	1,600	1,656,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes(a)	9.875%	08/15/19	4,425	4,690,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes(a)	5.750%	10/15/20	1,000	1,025,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	6.875%	02/15/21	1,350	1,409,063
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	7.125%	04/15/19	500	516,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes(a)	7.875%	08/15/19	1,875	1,975,781
Sealed Air Corp., Gtd. Notes, 144A	4.875%	12/01/22	1,620	1,607,850
Sealed Air Corp., Gtd. Notes, 144A	5.125%	12/01/24	265	267,650
Sealed Air Corp., Gtd. Notes, 144A(a)	5.250%	04/01/23	775	790,500

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Packaging (continued)
Sealed Air Corp., Gtd. Notes, 144A(a)	6.500%	12/01/20	900	$985,500
Sealed Air Corp., Gtd. Notes, 144A	8.375%	09/15/21	1,150	1,285,125

				32,877,488

Paper — 0.4%
Cascades, Inc. (Canada), Sr. Unsec’d. Notes, 144A	5.500%	07/15/22	750	746,250
Clearwater Paper Corp., Gtd. Notes, 144A	5.375%	02/01/25	415	408,775
Louisiana-Pacific Corp., Gtd. Notes	7.500%	06/01/20	333	350,483
Mercer International, Inc., Gtd. Notes, 144A(a)	7.000%	12/01/19	122	123,220
Mercer International, Inc., Gtd. Notes, 144A	7.750%	12/01/22	223	225,787
Norbord, Inc. (Canada), Sr. Sec’d. Notes, 144A	5.375%	12/01/20	255	247,350
Rayonier AM Products, Inc., Gtd. Notes, 144A	5.500%	06/01/24	202	165,893
Resolute Forest Products, Inc., Gtd. Notes	5.875%	05/15/23	120	114,000
Sappi Papier Holding GmbH (South Africa), Sr. Sec’d. Notes, 144A	8.375%	06/15/19	200	214,000
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875%	09/15/18	950	983,250
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A	9.000%	12/15/19	1,000	983,750

				4,562,758

Pipelines — 0.8%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Gtd. Notes	5.875%	08/01/23	607	600,930
Blue Racer Midstream LLC/Blue Racer Finance Corp., Gtd. Notes, 144A	6.125%	11/15/22	465	448,725
Energy Transfer Equity LP, Sr. Sec’d. Notes	5.875%	01/15/24	900	913,500
Energy Transfer Equity LP, Sr. Sec’d. Notes	7.500%	10/15/20	527	584,970
Genesis Energy LP, Gtd. Notes	5.625%	06/15/24	454	408,600
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	5.750%	02/15/21	625	581,250
Hiland Partners LP/Hiland Partners Finance Corp., Gtd. Notes, 144A	5.500%	05/15/22	210	184,800
Hiland Partners LP/Hiland Partners Finance Corp., Gtd. Notes, 144A	7.250%	10/01/20	316	300,200
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	4.875%	12/01/24	370	361,675
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	6.750%	11/01/20	1,500	1,560,000
Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes	7.250%	02/15/21	250	235,000
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes, 144A	6.875%	10/15/21	398	392,030
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	02/01/21	500	491,250
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes(a)	5.625%	04/15/23	1,535	1,500,463
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.750%	05/15/24	490	480,813
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	6.250%	03/15/22	371	376,565

				9,420,771

Property & Casualty Insurance — 0.2%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, Sr. Unsec’d. Notes, 144A	7.875%	12/15/20	510	520,200
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.800%	03/07/87	730	854,100

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Property & Casualty Insurance (continued)
USI, Inc., Sr. Unsec’d. Notes, 144A	7.750%	01/15/21	474	$462,150

				1,836,450

Real Estate
Kennedy-Wilson, Inc., Gtd. Notes	5.875%	04/01/24	126	126,315

Real Estate Investment Trusts (REITs) — 1.0%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	7.750%	02/15/19	1,600	1,667,200
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875%	04/15/22	433	437,330
Crown Castle International Corp., Sr. Unsec’d. Notes(a)	5.250%	01/15/23	394	401,880
CTR Partnership LP/CareTrust Capital Corp., Gtd. Notes	5.875%	06/01/21	625	632,813
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375%	11/15/22	345	368,287
DuPont Fabros Technology LP, Gtd. Notes	5.875%	09/15/21	1,079	1,099,231
Felcor Lodging LP, Sr. Sec’d. Notes	5.625%	03/01/23	650	643,500
Iron Mountain, Inc., Gtd. Notes	5.750%	08/15/24	258	259,613
Iron Mountain, Inc., Gtd. Notes	6.000%	08/15/23	950	988,000
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.500%	05/01/24	725	755,813
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%	04/15/21	909	904,455
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375%	06/01/23	925	943,500
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500%	02/01/21	925	962,000
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750%	12/15/21	1,425	1,645,235

				11,708,857

Refining — 0.2%
Western Refining, Inc., Gtd. Notes	6.250%	04/01/21	2,040	1,989,000

Restaurants — 0.7%
Burger King (Canada), Sec’d. Notes, 144A(a)	6.000%	04/01/22	1,930	1,978,250
CEC Entertainment, Inc., Gtd. Notes(a)	8.000%	02/15/22	2,550	2,473,500
Landry’s, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,891,438; purchased 05/29/13 - 08/14/13)(f)(g)	9.375%	05/01/20	1,750	1,855,000
Landry’s, Inc., Sr. Unsec’d. Notes, 144A	9.375%	05/01/20	500	530,000
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A(a)	10.250%	06/30/20	1,525	1,521,187

				8,357,937

Retailers — 2.3%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	9.250%	08/01/19	1,475	1,548,750
Claire’s Stores, Inc., Gtd. Notes, 144A	7.750%	06/01/20	750	423,750
Claire’s Stores, Inc., Sec’d. Notes(a)	8.875%	03/15/19	750	607,500
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	6.125%	03/15/20	1,168	1,033,680
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A(a)	9.000%	03/15/19	3,882	3,823,770
CST Brands, Inc., Gtd. Notes	5.000%	05/01/23	700	707,000
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500%	10/15/20	2,300	2,392,483

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Retailers (continued)
Guitar Center, Inc., Sr. Sec’d. Notes, 144A(a)	6.500%	04/15/19	467	$401,620
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $1,582,438; purchased 09/17/13 - 01/03/14)(f)(g)	9.250%	06/15/21	1,525	1,631,750
Hot Topic, Inc., Sr. Unsec’d. Notes, PIK, 144A	12.000%	05/15/19	150	153,000
JC Penney Corp., Inc., Gtd. Notes(a)	8.125%	10/01/19	114	100,320
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	575	618,125
L Brands, Inc., Gtd. Notes	5.625%	10/15/23	1,550	1,674,000
Men’s Wearhouse, Inc. (The), Gtd. Notes, 144A(a)	7.000%	07/01/22	1,500	1,541,250
Murphy Oil USA, Inc., Gtd. Notes	6.000%	08/15/23	625	653,125
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A(a)	8.000%	10/15/21	2,917	3,084,728
Pantry, Inc. (The), Gtd. Notes	8.375%	08/01/20	2,000	2,190,000
Penske Automotive Group, Inc., Gtd. Notes(a)	5.750%	10/01/22	334	346,525
PVH Corp., Sr. Unsec’d. Notes	4.500%	12/15/22	875	864,063
Rite Aid Corp., Gtd. Notes	6.750%	06/15/21	590	609,175
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	6.875%	11/15/19	1,000	1,062,500
Toys R Us Property Co. II LLC, Sr. Sec’d. Notes(a)	8.500%	12/01/17	1,000	992,500

				26,459,614

Supermarkets — 0.6%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., Sr. Sec’d. Notes, 144A(a)	7.750%	10/15/22	1,225	1,255,625
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	1,400	1,405,754
New Albertsons, Inc., Sr. Unsec’d. Notes	6.625%	06/01/28	38	30,210
New Albertsons, Inc., Sr. Unsec’d. Notes	8.000%	05/01/31	150	135,750
New Albertsons, Inc., Sr. Unsec’d. Notes	8.700%	05/01/30	280	268,800
Roundy’s Supermarkets, Inc., Sec’d. Notes, 144A(a)	10.250%	12/15/20	1,350	1,174,500
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	7.750%	11/15/22	1,100	1,078,000
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes (original cost $1,318,438; purchased 12/07/12 - 09/03/14)(f)	8.875%	12/15/17	1,300	1,326,000
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes	8.875%	12/15/17	850	867,000

				7,541,639

Technology — 8.4%
Activision Blizzard, Inc., Gtd. Notes, 144A(a)	6.125%	09/15/23	375	404,063
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	6.750%	03/01/19	2,184	2,052,960
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	7.000%	07/01/24	284	240,690
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	7.750%	08/01/20	178	163,760
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	4.625%	07/01/17	610	616,100
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A(a)	6.750%	11/15/20	304	320,872
Alcatel-Lucent USA, Inc. (France), Sr. Unsec’d. Notes	6.450%	03/15/29	309	295,095
Amkor Technology, Inc., Sr. Unsec’d. Notes	6.375%	10/01/22	200	193,000
Ancestry.com, Inc., Gtd. Notes	11.000%	12/15/20	1,075	1,210,719

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology (continued)
Ancestry.com, Inc., Sr. Unsec’d. Notes, PIK, 144A	9.625%	10/15/18	1,690	$1,656,200
Audatex North America, Inc., Gtd. Notes, 144A	6.000%	06/15/21	1,958	2,016,740
Audatex North America, Inc., Gtd. Notes, 144A	6.125%	11/01/23	1,838	1,897,734
Avaya, Inc., Sec’d. Notes, 144A(a)	10.500%	03/01/21	5,667	4,845,285
Avaya, Inc., Sr. Sec’d. Notes, 144A(a)	7.000%	04/01/19	1,200	1,170,000
BMC Software, Sr. Unsec’d. Notes, PIK, 144A(a)	9.000%	10/15/19	4,705	3,999,250
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125%	07/15/21	3,760	3,534,400
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $2,525,822; purchased 7/26/13 - 08/07/13)(f)(g)	7.250%	08/01/18	2,550	2,722,125
Brightstar Corp., Sr. Unsec’d. Notes, 144A	7.250%	08/01/18	420	448,350
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500%	12/01/24	4,745	4,750,931
CDW LLC/CDW Finance Corp., Gtd. Notes	6.000%	08/15/22	337	347,953
CDW LLC/CDW Finance Corp., Gtd. Notes	8.500%	04/01/19	836	880,935
Ceridian HCM Holding, Inc., Sr. Unsec’d. Notes, 144A(a)(g)	11.000%	03/15/21	1,500	1,640,865
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625%	06/01/20	7,165	7,379,950
CommScope, Inc., Gtd. Notes, 144A	5.000%	06/15/21	295	290,575
CommScope, Inc., Gtd. Notes, 144A	5.500%	06/15/24	428	421,580
CoreLogic, Inc., Gtd. Notes	7.250%	06/01/21	780	819,000
Denali Borrower LLC/Denali Finance Corp., Sr. Sec’d. Notes, 144A(a)	5.625%	10/15/20	1,309	1,362,015
Equinix, Inc., Sr. Unsec’d. Notes	5.375%	01/01/22	213	215,002
Equinix, Inc., Sr. Unsec’d. Notes	5.750%	01/01/25	150	151,313
First Data Corp., Gtd. Notes(a)	10.625%	06/15/21	1,122	1,270,665
First Data Corp., Gtd. Notes	11.250%	01/15/21	2,829	3,210,915
First Data Corp., Gtd. Notes	11.750%	08/15/21	5,447	6,250,432
First Data Corp., Gtd. Notes	12.625%	01/15/21	4,029	4,784,438
First Data Corp., Sec’d. Notes, 144A	8.250%	01/15/21	777	831,390
First Data Corp., Sec’d. Notes, PIK, 144A	8.750%	01/15/22	482	517,811
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%	11/01/20	710	757,925
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A(a)	5.000%	05/15/21	445	445,000
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A(a)	6.000%	01/15/22	1,395	1,457,775
Goodman Networks, Inc., Sr. Sec’d. Notes	12.125%	07/01/18	1,025	1,058,313
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A (original cost $730,000; purchased 04/03/14)(a)(f)	7.125%	05/01/21	730	715,400
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A	7.125%	05/01/21	232	227,360
Interactive Data, Sr. Unsec’d. Notes, PIK, 144A(a)	8.250%	12/15/17	2,675	2,681,687
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.875%	02/15/22	201	211,050
MSCI, Inc., Gtd. Notes, 144A	5.250%	11/15/24	187	193,545
NCR Corp., Gtd. Notes	5.000%	07/15/22	126	122,850
NCR Corp., Gtd. Notes	5.875%	12/15/21	60	61,650
NCR Corp., Gtd. Notes	6.375%	12/15/23	150	156,000
Nokia OYJ (Finland), Sr. Unsec’d. Notes	5.375%	05/15/19	311	332,770
Nokia OYJ (Finland), Sr. Unsec’d. Notes	6.625%	05/15/39	318	351,390
Nortel Networks Ltd. (Canada), Gtd. Notes(g)(i)	10.750%	07/15/16	4,000	4,510,000
Nuance Communications, Inc., Gtd. Notes, 144A	5.375%	08/15/20	3,356	3,364,390

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Technology (continued)
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.500%		09/15/16		200	$202,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%		02/15/21		1,659	1,741,950
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(a)	5.750%		03/15/23		200	210,500
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	4.875%		10/15/23		2,200	2,189,000
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	5.625%		11/01/24		179	185,713
Sitel LLC/Sitel Finance Corp., Gtd. Notes	11.500%		04/01/18		738	579,330
Sitel LLC/Sitel Finance Corp., Sr. Sec’d. Notes, 144A	11.000%		08/01/17		463	460,685
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A	9.750%		01/15/19		2,225	2,375,187
SunGard Availability Services Capital, Inc., Gtd. Notes, 144A	8.750%		04/01/22		1,500	885,000
SunGard Data Systems, Inc., Gtd. Notes	6.625%		11/01/19		2,125	2,146,250
SunGard Data Systems, Inc., Gtd. Notes	7.625%		11/15/20		219	232,140
Syniverse Holdings, Inc., Gtd. Notes	9.125%		01/15/19		1,850	1,933,250
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes	9.625%		06/15/18		4,825	4,935,010
VeriSign, Inc., Sr. Unsec’d. Notes	4.625%		05/01/23		291	285,180
Viasystems, Inc., Sr. Sec’d. Notes, 144A	7.875%		05/01/19		371	391,405
Zebra Technologies Corp., Sr. Unsec’d. Notes, 144A(a)	7.250%		10/15/22		419	439,950

						98,752,768

Tobacco — 0.1%
Vector Group Ltd., Gtd. Notes	7.750%		02/15/21		1,500	1,578,750

Transportation Services — 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	5.500%		04/01/23		197	200,940
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	9.750%		03/15/20		114	124,260
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	5.125%		06/01/22		2,890	2,918,900
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	5.500%		04/01/23		170	173,400
Cardtronics, Inc., Gtd. Notes, 144A	5.125%		08/01/22		245	238,875
Exmar NV (Netherlands), Gtd. Notes	6.150%	(c)	07/07/17	NOK	2,000	267,677
Hertz Corp. (The), Gtd. Notes	5.875%		10/15/20		600	604,500
Hertz Corp. (The), Gtd. Notes	6.750%		04/15/19		130	133,900
Hertz Corp. (The), Gtd. Notes(a)	7.375%		01/15/21		788	827,400
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A (original cost $3,077,000; purchased 12/07/12 - 12/12/13)(f)(g)	8.375%		12/15/18		3,015	3,105,450
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., Sr. Sec’d. Notes, 144A	8.125%		11/15/21		329	320,775
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Gtd. Notes	8.125%		02/15/19		90	79,200
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A	7.375%		01/15/22		2,490	2,278,350
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Uruguay), Gtd. Notes, 144A	7.250%		05/01/22		552	546,480

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Transportation Services (continued)
Ridgebury Crude Tankers LLC, Sr. Sec’d. Notes, 144A	7.625%	03/20/17	260	$261,300
Sea Trucks Group Ltd. (British Virgin Islands), Sr. Sec’d. Notes, 144A	9.000%	03/26/18	1,200	852,000
Ultrapetrol Bahamas Ltd. (Bahamas), Sr. Sec’d. Notes	8.875%	06/15/21	1,261	1,330,355

				14,263,762

Wireless — 4.1%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	6.500%	01/15/22	383	374,383
Altice Finco SA (Luxembourg), Sr. Sec’d. Notes, 144A	8.125%	01/15/24	200	195,000
Altice SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.750%	05/15/22	1,138	1,140,134
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250%	09/30/20	1,600	1,552,000
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625%	01/31/20	2,580	2,889,600
NII Capital Corp., Gtd. Notes(i)	7.625%	04/01/21	2,537	469,345
NII International Telecom SCA, Gtd. Notes, 144A(a)(i)	7.875%	08/15/19	892	637,780
NII International Telecom SCA, Gtd. Notes, 144A(a)(i)	11.375%	08/15/19	696	501,120
SBA Communications Corp., Sr. Unsec’d. Notes, 144A(a)	4.875%	07/15/22	2,454	2,361,975
SBA Telecommunications, Inc., Gtd. Notes	5.750%	07/15/20	83	84,477
SoftBank Corp. (Japan), Gtd. Notes, 144A(a)	4.500%	04/15/20	932	918,020
Sprint Capital Corp., Gtd. Notes	6.875%	11/15/28	3,875	3,410,000
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19	2,300	2,346,000
Sprint Capital Corp., Gtd. Notes	8.750%	03/15/32	1,102	1,066,185
Sprint Communications, Inc., Gtd. Notes, 144A(a)	7.000%	03/01/20	242	261,360
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18	2,170	2,468,158
Sprint Communications, Inc., Sr. Unsec’d. Notes(a)	6.000%	11/15/22	1,025	943,000
Sprint Communications, Inc., Sr. Unsec’d. Notes	7.000%	08/15/20	2,335	2,335,000
Sprint Communications, Inc., Sr. Unsec’d. Notes	11.500%	11/15/21	243	292,207
Sprint Corp., Gtd. Notes(a)	7.125%	06/15/24	2,793	2,597,490
Sprint Corp., Gtd. Notes	7.250%	09/15/21	299	296,384
Sprint Corp., Gtd. Notes	7.875%	09/15/23	4,966	4,902,435
T-Mobile USA, Inc., Gtd. Notes	5.250%	09/01/18	360	373,500
T-Mobile USA, Inc., Gtd. Notes(a)	6.000%	03/01/23	324	324,810
T-Mobile USA, Inc., Gtd. Notes	6.125%	01/15/22	667	677,005
T-Mobile USA, Inc., Gtd. Notes	6.250%	04/01/21	747	764,555
T-Mobile USA, Inc., Gtd. Notes	6.375%	03/01/25	1,999	2,030,984
T-Mobile USA, Inc., Gtd. Notes	6.464%	04/28/19	255	265,200
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/24	240	246,000
T-Mobile USA, Inc., Gtd. Notes	6.625%	11/15/20	423	430,403
T-Mobile USA, Inc., Gtd. Notes	6.625%	04/01/23	805	824,320
T-Mobile USA, Inc., Gtd. Notes	6.633%	04/28/21	2,396	2,458,894
T-Mobile USA, Inc., Gtd. Notes	6.731%	04/28/22	1,451	1,494,530
T-Mobile USA, Inc., Gtd. Notes	6.836%	04/28/23	529	546,193
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	7.375%	04/23/21	4,809	4,538,734
Ymobile Corp. (Japan), Gtd. Notes, 144A	8.250%	04/01/18	930	974,175

				47,991,356

Wirelines — 2.5%
CenturyLink, Inc., Sr. Unsec’d. Notes	5.800%	03/15/22	2,000	2,075,000

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Wirelines (continued)
CenturyLink, Inc., Sr. Unsec’d. Notes	6.875%	01/15/28	1,000	$1,000,000
Cincinnati Bell, Inc., Gtd. Notes	8.375%	10/15/20	340	357,000
Cincinnati Bell, Inc., Gtd. Notes	8.750%	03/15/18	261	268,177
Embarq Corp., Sr. Unsec’d. Notes	7.995%	06/01/36	4,006	4,476,705
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	6.250%	09/15/21	710	713,550
Frontier Communications Corp., Sr. Unsec’d. Notes	6.875%	01/15/25	1,532	1,532,000
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	8.500%	04/15/20	1,045	1,165,175
Frontier Communications Corp., Sr. Unsec’d. Notes	8.750%	04/15/22	56	62,580
Frontier Communications Corp., Sr. Unsec’d. Notes	9.250%	07/01/21	662	764,610
Level 3 Communications, Inc., Sr. Unsec’d. Notes, 144A	5.750%	12/01/22	335	337,094
Level 3 Escrow II, Inc., Gtd. Notes, 144A(a)	5.375%	08/15/22	3,150	3,165,750
Level 3 Financing, Inc., Gtd. Notes	6.125%	01/15/21	2,409	2,493,315
Level 3 Financing, Inc., Gtd. Notes	7.000%	06/01/20	259	272,921
Level 3 Financing, Inc., Gtd. Notes	8.125%	07/01/19	500	531,250
Level 3 Financing, Inc., Gtd. Notes	8.625%	07/15/20	1,586	1,710,897
Level 3 Financing, Inc., Gtd. Notes	9.375%	04/01/19	50	52,750
Qwest Capital Funding, Inc., Gtd. Notes	6.875%	07/15/28	222	222,000
Qwest Capital Funding, Inc., Gtd. Notes	7.750%	02/15/31	804	816,060
Qwest Corp., Sr. Unsec’d. Notes	7.250%	09/15/25	650	774,133
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A	5.303%	05/30/24	1,650	1,670,625
Windstream Corp., Gtd. Notes	6.375%	08/01/23	1,875	1,753,125
Windstream Corp., Gtd. Notes	7.500%	06/01/22	74	73,815
Windstream Corp., Gtd. Notes	7.500%	04/01/23	1,485	1,477,575
Windstream Corp., Gtd. Notes(a)	7.750%	10/15/20	790	813,700
Windstream Corp., Gtd. Notes	7.750%	10/01/21	140	142,800
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	10.125%	07/01/20	480	540,864

				29,263,471

TOTAL CORPORATE BONDS (cost $1,070,718,083)				1,051,887,857

			Shares
COMMON STOCKS — 0.3%
Independent Power & Renewable Electricity Producers — 0.1%
Dynegy, Inc.*			24,000	728,400

Paper — 0.2%
Newpage Holdings, Inc.(g)			29,628	2,710,962

Transportation Infrastructure
General Maritime Corp.*(g)			712	5,554

TOTAL COMMON STOCKS (cost $3,599,663)				3,444,916

PREFERRED STOCKS — 0.5%
Banking — 0.2%
Ally Financial, Inc., Series G, 7.000%			1,340	1,346,156
Goldman Sachs Group, Inc. (The), Series K, 6.375%			26,000	673,920
Royal Bank of Scotland Group PLC (United Kingdom), Series M, 6.400%			14,915	367,804

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Banking (continued)
Royal Bank of Scotland Group PLC (United Kingdom), Series N, 6.350%	3,875	$95,906

		2,483,786

Insurance — 0.2%
XLIT Ltd. (Ireland), Series D, 3.351%	2,550	2,126,859

Metals & Mining
ArcelorMittal (Luxembourg), Series MTUS, CVT, 6.000%	37,500	648,750

Technology — 0.1%
Pitney Bowes International Holdings, Inc., Series F, 6.125%	1,000	1,060,000

TOTAL PREFERRED STOCKS (cost $6,207,848)		6,319,395

	Units
WARRANTS*
Specialty Retail
Neebo, Inc. (Class A Stock), expiring 06/20/19(g)	2,792	—
Neebo, Inc. (Class B Stock), expiring 06/29/19(g)	5,983	—

		—

Transportation Infrastructure
General Maritime Corp., expiring 05/17/17(g)	1,101	—

TOTAL WARRANTS (cost $0)		—

TOTAL LONG-TERM INVESTMENTS (cost $1,130,329,999)		1,106,678,419

	Shares
SHORT-TERM INVESTMENT — 21.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $248,483,528; includes $205,601,923 of cash collateral for securities on loan)(b)(w)(Note 4)	248,483,528	248,483,528

TOTAL INVESTMENTS — 115.8% (cost $1,378,813,527)		1,355,161,947

Liabilities in excess of other assets(x) — (15.8)%.		(185,309,648)

NET ASSETS — 100.0%		$1,169,852,299

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $200,736,790; cash collateral of $205,601,923 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(f)	Indicates a restricted security; the aggregate cost of such securities is $56,285,308. The aggregate value of $53,731,872 is approximately 4.6% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro,
Expiring 01/23/15	Goldman Sachs & Co.	EUR	402	$501,013	$486,564	$14,449

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$45,026,251	$—
Corporate Bonds	—	1,042,822,672	9,065,185
Common Stocks	728,400	—	2,716,516
Preferred Stocks	6,319,395	—	—
Warrants	—	—	—
Affiliated Money Market Mutual Fund	248,483,528	—	—
Other Financial Instruments*
Foreign Forward Currency Contract	—	14,449	—

Total	$255,531,323	$1,087,863,372	$11,781,701

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Corporate Bonds
Balance as of 12/31/13	$2,713,157	$8,879,465
Accrued discounts/premiums	—	(723,023)
Realized gain (loss)	—	23,838
Change in unrealized appreciation (depreciation)**	3,359	(921,341)
Purchases	—	1,076,935
Sales	—	(2,998,439)
Transfers into Level 3	—	3,727,750
Transfers out of Level 3	—	—

Balance as of 12/31/14	$2,716,516	$9,065,185

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

**	Of which, $(46,596) was relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one Corporate Bond transferred into level 3 as a result of being priced by a single broker quote.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income valuation models.

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (17.6% represents investments purchased with collateral from securities on loan)	21.2%
Technology	9.5
Healthcare & Pharmaceutical	7.7
Electric	5.2
Metals & Mining	4.6
Gaming	4.6
Independent Energy	4.4
Media – Non-Cable	4.3
Wireless	4.2
Media – Cable	3.1
Packaging	2.8
Construction Machinery	2.8
Chemicals	2.7
Automotive	2.7
Other Industrials	2.7
Food & Beverage	2.6
Retailers	2.6
Wirelines	2.5
Entertainment	2.0
Non-Captive – Diversified	2.0
Banking	1.9
Home Construction	1.8
Oil & Field Services	1.7
Building Materials & Construction	1.7
Aerospace/Defense	1.7

Gas Pipelines	1.5%
Transportation Services	1.2
Consumer Cyclical – Services	1.2
Real Estate Investment Trusts (REITs)	1.0
Consumer Products	1.0
Diversified Manufacturing	0.9
Supermarkets	0.8
Pipelines	0.8
Restaurants	0.7
Paper	0.6
Other Financial Institutions	0.6
Airlines	0.5
Environmental	0.3
Lodging	0.3
Non-Captive – Consumer	0.2
Refining	0.2
Insurance	0.2
Property & Casualty Insurance	0.2
Tobacco	0.1
Independent Power & Renewable Electricity Producers	0.1
Life Insurance	0.1
Brokerage	0.1
Gas Distributors	0.1
Water	0.1

115.8
Liabilities in excess of other assets	(15.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$14,449	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Forward Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$2,225,864	$2,225,864
Foreign exchange contracts	—	49,706	—	49,706
Equity contracts	295,535	—	—	295,535

Total	$295,535	$49,706	$2,225,864	$2,571,105

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Forward Currency Contracts(4)	Swaps	Total
Credit contracts	$—	$—	$(2,439,763)	$(2,439,763)
Foreign exchange contracts	—	12,770	—	12,770
Equity contracts	(279,969)	—	—	(279,969)

Total	$(279,969)	$12,770	$(2,439,763)	$(2,706,962)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Purchase Contracts(1)	Forward Foreign Currency Exchange Sale Contracts(2)	Credit Default Swap Agreements — Sell Protection(3)
$86,180	$789,958	$21,358,400

(1)	Value at Settlement Date Payable.

(2)	Value at Settlement Date Receivable.

(3)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$14,449	$—	$—	$14,449

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Goldman Sachs & Co.	$—	$—	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $200,736,790:
Unaffiliated investments (cost $1,130,329,999)	$1,106,678,419
Affiliated investments (cost $248,483,528)	248,483,528
Cash	2,328,626
Foreign currency, at value (cost $155,559)	142,952
Dividends and interest receivable	18,644,838
Receivable for investments sold	510,401
Receivable for fund share sold	39,071
Unrealized appreciation on foreign currency forward contracts	14,449
Prepaid expenses	12,809

Total Assets	1,376,855,093

LIABILITIES:
Payable to broker for collateral for securities on loan	205,601,923
Payable for fund share repurchased	602,857
Advisory fees payable	300,858
Payable for investments purchased	290,055
Accrued expenses and other liabilities	187,480
Distribution fee payable	19,260
Affiliated transfer agent fee payable	361

Total Liabilities	207,002,794

NET ASSETS	$1,169,852,299

Net assets were comprised of:
Paid-in capital	$996,535,592
Retained earnings	173,316,707

Net assets, December 31, 2014	$1,169,852,299

Net asset value and redemption price per share, $1,169,852,299 / 139,014,318 outstanding shares of beneficial interest	$8.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$90,200,641
Unaffiliated dividend income	1,479,114
Affiliated income from securities lending, net	626,236
Affiliated dividend income	68,867

92,374,858

EXPENSES
Advisory fees	10,200,102
Distribution fee	1,414,803
Custodian and accounting fees	394,000
Audit fee	52,000
Commitment fee on syndicated credit agreement	39,000
Trustees’ fees	22,000
Insurance expenses	19,000
Loan interest expense	16,732
Shareholders’ reports	16,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Miscellaneous	17,070

Total expenses	12,211,707
Less: advisory fee waivers and/or expense reimbursement	(1,048,453)

Net expenses	11,163,254

NET INVESTMENT INCOME	81,211,604

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	25,371,810
Swap agreements transactions	2,225,864
Foreign currency transactions	30,520

27,628,194

Net change in unrealized appreciation (depreciation) on:
Investments	(60,434,278)
Swap agreements	(2,439,763)
Foreign currencies	(1,482)

(62,875,523)

NET LOSS ON INVESTMENTS	(35,247,329)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,964,275

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$81,211,604	$91,867,350
Net realized gain on investment and foreign currency transactions	27,628,194	27,073,049
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(62,875,523)	(15,475,129)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	45,964,275	103,465,270

FUND SHARE TRANSACTIONS:
Fund share sold [23,093,208 and 44,700,904 shares, respectively]	196,290,679	355,319,017
Fund share repurchased [74,587,074 and 63,688,095 shares, respectively]	(635,917,708)	(500,940,383)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(439,627,029)	(145,621,366)

TOTAL DECREASE IN NET ASSETS	(393,662,754)	(42,156,096)
NET ASSETS:
Beginning of year	1,563,515,053	1,605,671,149

End of year	$1,169,852,299	$1,563,515,053

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 102.6% ASSET-BACKED SECURITIES — 3.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligations
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.494%	(c)	04/25/19	465	$461,180
Collateralized Loan Obligations — 0.3%
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.796%	(c)	10/15/26	1,000	993,749
Fraser Sullivan CLO I Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.711%	(c)	03/15/20	500	497,898
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	1.702%	(c)	05/18/23	600	597,787
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	0.483%	(c)	02/22/20	2	1,784
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.713%	(c)	11/22/23	1,100	1,098,352
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.882%	(c)	08/17/22	250	250,698
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.931%	(c)	10/20/23	1,000	1,003,984

					4,444,252

Non-Residential Mortgage-Backed Securities — 1.1%
Chase Issuance Trust, Series 2007-C1, Class C1	0.621%	(c)	04/15/19	9,500	9,444,387
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17	5,500	5,499,417

					14,943,804

Residential Mortgage-Backed Securities — 1.7%
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1	0.810%	(c)	05/25/34	1,649	1,571,905
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1	1.130%	(c)	09/25/34	2,000	1,994,314
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W4, Class M1	1.370%	(c)	10/25/33	3,289	3,235,827
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class A2	0.890%	(c)	09/25/34	1,368	1,352,106
Countrywide Asset-Backed Certificates, Series 2004-6, Class 2A5	0.950%	(c)	11/25/34	543	538,149
Countrywide Asset-Backed Certificates, Series 2004-ECC2, Class M1	1.070%	(c)	12/25/34	2,424	2,268,657
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4, Class M1	1.570%	(c)	10/25/24	2,268	2,267,781
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2	0.870%	(c)	09/25/34	759	713,203
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1	0.890%	(c)	12/25/34	2,360	2,146,516
Morgan Stanley ABS Capital I, Series 2002-HE3, Class A2	1.250%	(c)	03/25/33	196	189,308
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1	1.070%	(c)	05/25/34	5,588	5,264,571
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC5, Class M1	1.070%	(c)	05/25/34	1,606	1,464,001

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-3, Class A1	0.750%	(c)	06/25/33	1,113	$1,046,812

					24,053,150

TOTAL ASSET-BACKED SECURITIES (cost $39,095,620)					43,902,386

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.3%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM	5.764%	(c)	05/10/45	5,540	5,878,743
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	14,922	15,724,635
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class A2	2.122%		03/10/46	1,870	1,887,238
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	25,423	25,697,950
Commercial Mortgage Trust, Series 2005-LP5, Class A4	4.982%	(c)	05/10/43	3,462	3,478,312
Commercial Mortgage Trust, Series 2012-CCRE1, Class A2	2.350%		05/15/45	1,000	1,015,235
Commercial Mortgage Trust, Series 2012-LC4, Class A2	2.256%		12/10/44	65	66,227
Commercial Mortgage Trust, Series 2014-CCRE19, Class A4	3.532%		08/10/47	4,920	5,095,442
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	7,800	7,917,398
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AJ	5.467%	(c)	02/15/39	3,019	3,139,156
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class A2	5.448%	(c)	01/15/49	46	45,683
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4	5.313%	(c)	11/10/45	10,000	10,155,270
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A1A	5.233%	(c)	11/10/45	1,436	1,476,298
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	5.381%		03/10/39	5,946	5,962,698
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4	4.761%		07/10/39	559	561,171
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A4	3.363%		07/15/45	1,100	1,132,278
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A3	3.098%		11/15/47	8,000	8,131,080
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A3A1	5.243%	(c)	01/12/43	4,840	4,835,689
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4	5.243%	(c)	01/12/43	1,289	1,317,425
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM	4.999%	(c)	10/15/42	7,666	7,819,795
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class AM	5.278%	(c)	12/15/44	1,200	1,238,372
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772%	(c)	06/15/49	61	60,628
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5	5.150%	(c)	04/15/30	4,154	4,160,249
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM	5.107%	(c)	07/12/38	7,513	7,639,894

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.677%	(c)	05/12/39	5,300	$5,564,449
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4	5.378%		08/12/48	4,783	5,080,955
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	5.485%	(c)	03/12/51	1,900	2,039,838
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class ASB	5.743%	(c)	06/12/50	65	65,316
Morgan Stanley BAML Trust, Series 2013-C8, Class A2	1.689%		12/15/48	3,850	3,827,270
Morgan Stanley BAML Trust, Series 2013-C13, Class A3	3.766%		11/15/46	4,000	4,218,420
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A3	2.533%		12/10/45	912	906,833
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM	5.466%	(c)	01/15/45	2,000	2,082,054
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A	5.749%	(c)	07/15/45	25,618	27,148,441
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	5.572%		10/15/48	1,009	1,066,552
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class APB	5.294%		12/15/43	4,074	4,128,762
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A2	2.819%		08/15/50	10,447	10,692,630
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	10,750	11,039,100

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $205,789,398)					202,297,486

CORPORATE BONDS — 44.5%
Aerospace & Defense — 0.2%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	7.500%		03/15/18	2,000	2,180,000

Airlines — 0.2%
Continental Airlines, Inc., Series A, Pass-Through Certificates(a)	4.750%		01/12/21	216	229,766
Continental Airlines, Inc., Series A, Pass-Through Certificates	5.983%		04/19/22	1,527	1,676,272
Delta Air Lines, Inc., Series 1A, Pass-Through Certificates	6.200%		07/02/18	532	584,664

					2,490,702

Automotive — 1.3%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.625%		09/15/16	3,000	3,073,308
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	4.375%		08/06/23	2,500	2,672,612
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	7,150	8,856,412
General Motors Co., Sr. Unsec’d. Notes(a)	3.500%		10/02/18	2,205	2,249,100
General Motors Co., Sr. Unsec’d. Notes	4.000%		04/01/25	1,000	1,002,500

					17,853,932

Banking — 9.7%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	1,500	1,500,116
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	4.000%		04/01/24	3,775	3,930,624

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	4.125%		01/22/24	1,620	$1,701,251
Bank of America Corp., Sr. Unsec’d. Notes, MTN(h)	5.625%		07/01/20	5,500	6,262,245
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	1,000	1,110,973
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	7,000	7,131,075
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	5.125%		01/08/20	3,000	3,363,696
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%		11/08/19	865	859,715
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	4.750%		07/15/21	5,000	5,510,690
Capital One NA, Sr. Unsec’d. Notes(a)	2.950%		07/23/21	880	874,494
Citigroup, Inc., Sr. Unsec’d. Notes	3.375%		03/01/23	2,000	2,017,886
Citigroup, Inc., Sr. Unsec’d. Notes(a)	3.750%		06/16/24	3,000	3,063,744
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	1,965	2,448,522
Citigroup, Inc., Sub. Notes	3.500%		05/15/23	1,250	1,216,862
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	2,810	3,109,279
Discover Bank, Sub. Notes	7.000%		04/15/20	1,665	1,962,274
Fifth Third Bank, Sr. Unsec’d. Notes(a)	2.375%		04/25/19	750	753,415
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		07/08/24	4,250	4,358,792
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(h)	5.750%		01/24/22	10,000	11,567,870
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	4,535	5,054,933
JPMorgan Chase & Co., Jr. Sub. Notes	7.900	%(c)	04/29/49	1,000	1,076,300
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.625%		05/13/24	6,250	6,397,519
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	4.250%		10/15/20	5,000	5,375,500
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	4.350%		08/15/21	5,000	5,433,380
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	2,365	2,339,728
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	4,000	4,003,404
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	6.375%		01/21/21	1,000	1,201,997
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%		01/13/20	1,000	1,155,545
Morgan Stanley, Sr. Unsec’d. Notes	3.875%		04/29/24	1,000	1,026,036
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	5.500%		07/28/21	8,000	9,079,048
Morgan Stanley, Sub. Notes, MTN	4.350%		09/08/26	7,900	7,947,202
Morgan Stanley, Sub. Notes, MTN	4.875%		11/01/22	1,210	1,285,114
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22	2,500	2,520,212
PNC Bank NA, Sr. Unsec’d. Notes(a)	3.300%		10/30/24	2,000	2,035,236
PNC Bank NA, Sub. Notes(h)	3.800%		07/25/23	1,295	1,334,882
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	2.854%		11/09/22	3,835	3,771,385
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	6.125%		01/11/21	3,000	3,535,143
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%		09/24/15	805	814,649
Santander Holdings USA, Inc., Sr. Unsec’d. Notes(a)	4.625%		04/19/16	165	171,881
Wells Fargo & Co., Sub. Notes, MTN(a)	4.100%		06/03/26	8,500	8,687,484

					136,990,101

Brokerage — 0.2%
Jefferies Group LLC, Sr. Unsec’d. Notes	5.125%		01/20/23	2,280	2,317,661

Building Materials & Construction — 0.1%
CRH America, Inc. (Ireland), Gtd. Notes	8.125%		07/15/18	1,000	1,196,803

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Building Materials & Construction (continued)
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250%	07/02/24	640	$656,067

				1,852,870

Cable — 0.7%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.800%	03/15/22	7,185	7,309,803
Time Warner Cable, Inc., Gtd. Notes(a)	8.750%	02/14/19	2,525	3,125,579
Videotron Ltd. (Canada), Gtd. Notes	9.125%	04/15/18	181	187,109

				10,622,491

Capital Goods — 1.1%
ADT Corp. (The), Sr. Unsec’d. Notes	2.250%	07/15/17	2,310	2,234,925
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $259,615; purchased 07/18/13)(f)(g)	2.800%	11/01/18	260	265,574
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $673,535; purchased 01/14/13)(f)(g)	2.875%	07/17/18	675	686,343
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $1,038,991; purchased 05/08/12)(f)(g)	3.125%	05/11/15	1,040	1,048,423
Waste Management, Inc., Gtd. Notes	7.375%	03/11/19	2,000	2,417,086
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	8,260	8,923,617

				15,575,968

Chemicals — 2.4%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	785	766,293
Agrium, Inc. (Canada), Sr. Unsec’d. Notes(a)	3.500%	06/01/23	6,000	5,916,486
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	4,000	4,765,460
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	2,000	1,954,124
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	2,915	3,116,517
Lubrizol Corp., Gtd. Notes	8.875%	02/01/19	1,750	2,184,824
LYB International Finance BV (Netherlands), Gtd. Notes	4.000%	07/15/23	11,480	11,743,374
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	4.250%	11/15/23	3,295	3,476,868

				33,923,946

Electric — 1.9%
Commonwealth Edison Co., First Mortgage(h)	3.400%	09/01/21	5,000	5,212,875
Entergy Corp., Sr. Unsec’d. Notes	4.700%	01/15/17	900	947,785
FirstEnergy Transmission LLC, Series 144A, Sr. Unsec’d. Notes, 144A	4.350%	01/15/25	750	769,381
Indiana Michigan Power Co., Sr. Unsec’d. Notes	7.000%	03/15/19	2,000	2,363,508
NextEra Energy Capital Holdings, Inc., Gtd. Notes(a)	4.500%	06/01/21	7,000	7,597,233
PPL Electric Utilities Corp., First Mortgage	3.000%	09/15/21	5,000	5,068,685
PSEG Power LLC, Gtd. Notes	2.750%	09/15/16	1,560	1,598,729
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	4.750%	01/15/15	1,200	1,201,074
Virginia Electric & Power Co., Sr. Unsec’d. Notes(h)	2.950%	01/15/22	2,505	2,529,782

				27,289,052

Energy – Integrated — 0.1%
Continental Resources, Inc., Gtd. Notes(a)	4.500%	04/15/23	820	779,944

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy – Integrated (continued)
Petro-Canada (Canada), Sr. Unsec’d. Notes	6.050%	05/15/18	650	$731,084

				1,511,028

Energy – Other — 2.3%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	1,400	1,380,107
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%	12/01/20	3,600	3,825,000
Kerr-McGee Corp., Gtd. Notes	6.950%	07/01/24	2,000	2,444,434
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21	4,615	4,335,986
Nabors Industries, Inc., Gtd. Notes	5.000%	09/15/20	2,925	2,872,847
Nabors Industries, Inc., Gtd. Notes	6.150%	02/15/18	2,500	2,603,918
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	5,805	5,919,364
Transocean, Inc., Gtd. Notes(a)	2.500%	10/15/17	1,410	1,246,502
Weatherford International LLC, Gtd. Notes	6.350%	06/15/17	500	534,500
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	6,100	5,993,000
Weatherford International Ltd., Gtd. Notes	9.625%	03/01/19	1,300	1,541,904

				32,697,562

Foods — 0.9%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes(h)	2.625%	01/17/23	5,000	4,853,505
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes(h)	5.375%	01/15/20	4,720	5,346,047
Delhaize Group SA (Belgium), Gtd. Notes	6.500%	06/15/17	1,000	1,103,146
Tyson Foods, Inc., Gtd. Notes	3.950%	08/15/24	1,190	1,230,128

				12,532,826

Healthcare & Pharmaceutical — 2.6%
Amgen, Inc., Sr. Unsec’d. Notes(a)	3.625%	05/22/24	6,500	6,606,866
Amgen, Inc., Sr. Unsec’d. Notes	3.875%	11/15/21	6,470	6,835,646
Bayer U.S. Finance LLC, Gtd. Notes, 144A	3.000%	10/08/21	1,310	1,320,650
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	5,500	5,768,570
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%	12/01/21	4,980	5,491,202
Life Technologies Corp., Sr. Unsec’d. Notes	4.400%	03/01/15	1,000	1,005,331
Medtronic, Inc., Sr. Unsec’d. Notes, 144A(a)	3.500%	03/15/25	5,515	5,641,680
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	125	124,277
VPII Escrow Corp., Gtd. Notes, 144A(a)	6.750%	08/15/18	3,600	3,829,572

				36,623,794

Healthcare Insurance — 1.0%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	7,000	7,519,309
UnitedHealth Group, Inc., Sr. Unsec’d. Notes(h)	4.700%	02/15/21	6,500	7,315,510

				14,834,819

Insurance — 3.2%
American International Group, Inc., Sr. Unsec’d. Notes(a)	4.125%	02/15/24	5,000	5,322,560
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	875	1,043,411
AON Corp. (United Kingdom), Gtd. Notes	3.500%	09/30/15	1,100	1,121,784
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.950%	05/01/22	5,835	6,312,706
Lincoln National Corp., Sr. Unsec’d. Notes	4.300%	06/15/15	1,335	1,356,122
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%	06/24/21	6,630	7,303,515
Markel Corp., Sr. Unsec’d. Notes(a)	3.625%	03/30/23	355	357,028
Markel Corp., Sr. Unsec’d. Notes	4.900%	07/01/22	2,510	2,756,321
MetLife, Inc., Sr. Unsec’d. Notes(h)	4.750%	02/08/21	8,850	9,891,760

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Pacific LifeCorp., Sr. Unsec’d. Notes, 144A	6.000%	02/10/20	1,500	$1,705,024
Principal Financial Group, Inc., Gtd. Notes(a)	3.125%	05/15/23	3,500	3,445,712
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	2,650	2,649,229
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	2.875%	12/06/22	1,185	1,163,127
WR Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	690	739,905
WR Berkley Corp., Sr. Unsec’d. Notes	5.375%	09/15/20	515	573,388

				45,741,592

Lodging — 0.4%
Choice Hotels International, Inc., Gtd. Notes	5.750%	07/01/22	4,000	4,290,000
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%	09/15/22	1,320	1,325,304

				5,615,304

Media & Entertainment — 1.1%
21st Century Fox America, Inc., Gtd. Notes	4.000%	10/01/23	750	796,334
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	6.500%	04/30/21	3,190	3,349,500
CSC Holdings LLC, Sr. Unsec’d. Notes(a)	7.625%	07/15/18	3,000	3,371,250
News America, Inc., Gtd. Notes	6.150%	02/15/41	35	44,543
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	8.600%	08/15/16	3,000	3,285,000
Time Warner, Inc., Gtd. Notes	4.000%	01/15/22	1,720	1,797,804
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21	265	289,215
Viacom, Inc., Sr. Unsec’d. Notes (original cost $1,971,060; purchased 06/07/12)(f)(g)	3.125%	06/15/22	2,000	1,936,674
Viacom, Inc., Sr. Unsec’d. Notes (original cost $1,205,683; purchased 02/15/11)(f)(g)	4.500%	03/01/21	1,230	1,320,476

				16,190,796

Metals & Mining — 0.6%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes(a)	3.850%	09/30/23	2,490	2,621,335
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	5.800%	11/15/16	1,600	1,711,586
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750%	09/20/21	3,445	3,540,774
Teck Resources Ltd. (Canada), Gtd. Notes	3.850%	08/15/17	1,015	1,056,400

				8,930,095

Non-Captive Finance — 1.9%
Discover Financial Services, Sr. Unsec’d. Notes	5.200%	04/27/22	3,468	3,830,077
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)(h)	3.100%	01/09/23	12,535	12,691,625
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)(h)	3.450%	05/15/24	4,500	4,649,787
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	5.750%	05/15/16	275	285,312
Navient Corp., Sr. Unsec’d. Notes, MTN(a)	6.000%	01/25/17	5,020	5,258,450

				26,715,251

Packaging — 0.1%
Rock Tenn Co., Gtd. Notes	4.000%	03/01/23	725	738,594

Paper — 0.4%
International Paper Co., Sr. Unsec’d. Notes	4.750%	02/15/22	2,500	2,727,480

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Paper (continued)
International Paper Co., Sr. Unsec’d. Notes	7.500%	08/15/21	2,050	$2,555,458

				5,282,938

Pipelines & Other — 2.5%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	2,735	3,399,364
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes	5.000%	10/01/21	4,200	4,417,266
Enterprise Products Operating LLC, Gtd. Notes	3.750%	02/15/25	4,160	4,175,841
Enterprise Products Operating LLC, Gtd. Notes	3.900%	02/15/24	3,295	3,355,918
Magellan Midstream Partners LP, Sr. Unsec’d. Notes(a)	4.250%	02/01/21	1,885	2,033,953
ONEOK Partners LP, Gtd. Notes	3.375%	10/01/22	3,715	3,438,834
ONEOK Partners LP, Gtd. Notes(a)	5.000%	09/15/23	2,525	2,638,140
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	8.750%	05/01/19	1,020	1,270,038
Spectra Energy Partners LP, Sr. Unsec’d. Notes(a)	4.750%	03/15/24	4,340	4,652,133
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	6,500	6,659,237

				36,040,724

Railroads — 1.0%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes(a)	3.050%	09/01/22	5,075	5,107,231
CSX Corp., Sr. Unsec’d. Notes	7.900%	05/01/17	1,923	2,195,187
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	6,000	6,886,692

				14,189,110

Real Estate Investment Trusts (REITs) — 0.7%
ProLogis LP, Gtd. Notes	6.875%	03/15/20	120	140,953
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	515	530,153
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%	05/30/18	2,250	2,560,709
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625%	09/15/23	6,040	6,505,805

				9,737,620

Retailers — 2.2%
CVS Health Corp., Sr. Unsec’d. Notes(a)	3.375%	08/12/24	4,000	4,038,812
CVS Health Corp., Sr. Unsec’d. Notes	4.125%	05/15/21	7,000	7,590,156
Home Depot, Inc. (The), Sr. Unsec’d. Notes(a)(h)	3.750%	02/15/24	7,000	7,476,672
Kohl’s Corp., Sr. Unsec’d. Notes	6.250%	12/15/17	2,375	2,641,691
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	3.300%	04/22/24	7,000	7,227,605
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(h)	4.250%	04/15/21	2,000	2,208,292

				31,183,228

Technology — 1.9%
Apple, Inc., Sr. Unsec’d. Notes(a)	3.450%	05/06/24	10,000	10,472,640
Fiserv, Inc., Gtd. Notes	3.125%	10/01/15	1,585	1,612,298
International Business Machines Corp., Sr. Unsec’d. Notes(a)	3.375%	08/01/23	3,075	3,141,924
Oracle Corp., Sr. Unsec’d. Notes(h)	3.400%	07/08/24	10,000	10,220,720
Xerox Corp., Sr. Unsec’d. Notes	6.750%	02/01/17	1,925	2,121,789

				27,569,371

Telecommunications — 2.7%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16	3,605	3,654,461
AT&T, Inc., Sr. Unsec’d. Notes(h)	3.875%	08/15/21	2,000	2,092,614
AT&T, Inc., Sr. Unsec’d. Notes	5.600%	05/15/18	1,330	1,482,157

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,947,400; purchased 02/03/09(f)(g)	7.082%	06/01/16	2,140	$2,306,098
Telecom Italia Capital SA (Italy), Gtd. Notes(a)	6.999%	06/04/18	1,000	1,110,000
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	3.500%	11/01/24	5,380	5,285,845
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	18,650	20,593,945
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	5.625%	02/27/17	1,500	1,625,228

				38,150,348

Tobacco — 1.1%
Altria Group, Inc., Gtd. Notes	4.750%	05/05/21	7,000	7,742,147
Lorillard Tobacco Co., Gtd. Notes	8.125%	06/23/19	865	1,048,663
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500%	08/22/22	2,525	2,467,498
Philip Morris International, Inc., Sr. Unsec’d. Notes(h)	4.125%	05/17/21	4,500	4,893,430

				16,151,738

TOTAL CORPORATE BONDS (cost $602,902,429)				631,533,461

MUNICIPAL BONDS — 2.5%
Arizona — 0.5%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, BABs	4.839%	01/01/41	6,500	7,718,555

California — 0.4%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	6.263%	04/01/49	2,930	4,134,611
State of California, BABs, GO	7.625%	03/01/40	800	1,227,960

				5,362,571

Colorado — 0.3%
Regional Transportation District Co. Sales Tax, Revenue Bonds, Series B, BABs	5.844%	11/01/50	2,895	4,025,324

Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement, Revenue Bonds, BABs	5.192%	08/01/40	1,400	1,625,456

New York — 0.2%
New York City Transitional Finance Authority, Future Tax Secured Bonds, BABs	5.767%	08/01/36	2,000	2,506,360

Ohio — 0.3%
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	1,300	1,586,936
Ohio State Water Development Authority, Revenue Bonds, Series B-2, BABs	4.879%	12/01/34	2,000	2,244,740

				3,831,676

Oregon
Oregon State Department of Transportation, Series A, Revenue Bonds, BABs	5.834%	11/15/34	500	648,940

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pennsylvania — 0.4%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	4,000	$4,936,160

Texas — 0.1%
San Antonio Electric & Gas, Revenue Bonds	4.427%	02/01/42	1,750	1,935,237

Washington — 0.2%
Central Puget Sound Regional Transit Authority, Revenue Bonds, BABs	5.491%	11/01/39	2,330	2,941,835

TOTAL MUNICIPAL BONDS (cost $33,174,998)				35,532,114

NON-CORPORATE FOREIGN AGENCIES — 0.9%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	1,670	1,702,654
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	2,500	2,548,750
Intesa Sanpaolo SpA (Italy), Gtd. Notes	3.125%	01/15/16	1,550	1,574,498
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	2,000	2,165,000
Royal Bank of Canada (Canada), Covered Notes(a)	2.200%	09/23/19	2,970	2,991,740
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	3.000%	01/18/23	2,090	2,076,137

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $13,245,844)				13,058,779

SOVEREIGNS — 1.6%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes(a)	5.625%	01/07/41	6,000	6,465,000
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%	05/05/21	4,400	4,647,500
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	6.050%	01/11/40	5,000	6,115,000
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, 144A	3.750%	04/25/22	2,500	2,462,500
Russian Foreign Bond – Eurobond (Russia), Sr. Unsec’d. Notes, 144A	7.500%	03/31/30	2,948	3,056,558

TOTAL SOVEREIGNS (cost $22,496,987)				22,746,558

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.3%
Federal National Mortgage Assoc	2.625%	09/06/24	2,175	2,202,668
Government National Mortgage Assoc	4.000%	06/15/41-09/15/41	398	432,174
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%	09/15/24	2,020	2,045,820

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,575,911)				4,680,662

U.S. TREASURY OBLIGATIONS — 35.4%
U.S. Treasury Bonds	3.000%	11/15/44	3,755	3,946,272
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/19	35,757	35,362,864
U.S. Treasury Notes	1.375%	02/28/19	33,625	33,443,728
U.S. Treasury Notes	1.500%	10/31/19	17,695	17,587,167
U.S. Treasury Notes(a)	1.500%	11/30/19	33,255	33,044,562
U.S. Treasury Notes(h)	1.625%	04/30/19	89,845	90,153,887
U.S. Treasury Notes	1.625%	12/31/19	29,780	29,735,806
U.S. Treasury Notes	1.750%	05/15/23	53,000	51,604,616
U.S. Treasury Notes	2.125%	12/31/21	15,100	15,246,289

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes	2.250%		03/31/21	23,700	$24,196,231
U.S. Treasury Notes(a)	2.250%		11/15/24	23,705	23,864,274
U.S. Treasury Notes(a)(h)	2.500%		05/15/24	66,810	68,824,722
U.S. Treasury Notes	3.125%		05/15/21	39,755	42,662,084
U.S. Treasury Strips Coupon(h)(k)	2.860%	(s)	05/15/24	40,000	32,222,600

TOTAL U.S. TREASURY OBLIGATIONS (cost $499,452,869)					501,895,102

TOTAL LONG-TERM INVESTMENTS (cost $1,420,734,056)					1,455,646,548

				Shares
SHORT-TERM INVESTMENTS — 13.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 13.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $191,078,283; includes $175,238,469 of cash collateral for securities on loan)(b)(w) (Note 4)				191,078,283	191,078,283

				Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38				86,400	67,500
expiring 01/23/15, Strike Price $110.00				86,400	6,750

TOTAL OPTIONS PURCHASED (cost $123,029)					74,250

TOTAL SHORT-TERM INVESTMENTS (cost $191,201,312)					191,152,533

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 116.1% (cost $1,611,935,368)					1,646,799,081

OPTIONS WRITTEN*
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $79,471)				172,800	(27,000)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 116.1% (cost $1,611,855,897)					1,646,772,081
Liabilities in excess of other assets(x) — (16.1)%.					(228,522,704)

NET ASSETS — 100.0%					$1,418,249,377

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $171,750,463; cash collateral of $175,238,469 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(f)	Indicates a restricted security; the aggregate cost of such securities is $7,096,284. The aggregate value of $7,563,588 is approximately 0.5% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
120	2 Year U.S. Treasury Notes	Mar. 2015	$26,204,280	$26,231,250	$26,970
3,390	10 Year U.S. Treasury Notes	Mar. 2015	429,526,207	429,841,406	315,199

					342,169

Short Positions:
577	5 Year U.S. Treasury Notes	Mar. 2015	68,713,220	68,622,430	90,790
284	U.S. Long Bond	Mar. 2015	40,883,429	41,055,750	(172,321)
91	U.S. Ultra Bonds	Mar. 2015	14,721,121	15,032,062	(310,941)

					(392,472)

					$(50,303)

(1)	A U.S. Treasury obligation with a market value of $4,257,411 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
88,500	05/01/16	2.848%	3 Month LIBOR(2)	$(3,070,605)	$—	$(3,070,605)	Barclays Capital Group
48,000	08/11/16	1.456%	3 Month LIBOR(1)	834,803	—	834,803	Deutsche Bank AG
290,000	11/18/16	1.315%	3 Month LIBOR(1)	3,012,599	—	3,012,599	Barclays Capital Group
221,825	11/30/16	0.945%	3 Month LIBOR(2)	(555,151)	—	(555,151)	Citigroup Global Markets
25,000	08/08/18	1.980%	3 Month LIBOR(1)	646,620	—	646,620	Bank of America
278,003	05/21/19	1.485%	3 Month LIBOR(1)	(1,529,706)	—	(1,529,706)	JPMorgan Chase
16,817	11/15/19	4.546%	3 Month LIBOR(2)	(8,118,276)	—	(8,118,276)	Deutsche Bank AG
27,616	05/15/20	4.264%	3 Month LIBOR(2)	(12,342,174)	—	(12,342,174)	Deutsche Bank AG
26,502	05/15/21	4.419%	3 Month LIBOR(2)	(13,308,330)	—	(13,308,330)	Deutsche Bank AG
26,415	05/15/21	4.446%	3 Month LIBOR(2)	(13,399,131)	—	(13,399,131)	Deutsche Bank AG
540,000	10/05/21	1.971%	3 Month LIBOR(1)	919,875	—	919,875	JPMorgan Chase
500,000	10/17/21	2.331%	3 Month LIBOR(2)	(12,422,181)	—	(12,422,181)	Citigroup Global Markets

				$(59,331,657)	$—	$(59,331,657)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
145,880	06/30/16	0.655%	3 Month LIBOR(2)	$(18,454)	$(7,636)	$10,818
40,660	06/30/16	0.655%	3 Month LIBOR(2)	252	(2,207)	(2,459)
25,210	06/30/16	0.618%	3 Month LIBOR(2)	213	12,613	12,400
39,610	08/29/16	0.710%	3 Month LIBOR(2)	187	12,472	12,285
170,000	11/23/17	0.814%	3 Month LIBOR(2)	—	2,145,699	2,145,699
80,365	05/31/19	1.730%	3 Month LIBOR(2)	4,744	80,769	76,025
31,430	08/29/19	1.804%	3 Month LIBOR(1)	229	130,658	130,429
22,675	10/31/21	2.152%	3 Month LIBOR(2)	286	(83,515)	(83,801)
7,505	01/13/22	2.480%	3 Month LIBOR(2)	195	(215,371)	(215,566)

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
8,540	08/29/24	2.560%	3 Month LIBOR(2)	$156	$(222,468)	$(222,624)

				$(12,192)	$1,851,014	$1,863,206

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2014(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
RR Donnelley & Sons Co.	09/20/16	1.000%	3,000	0.578%	$(22,849)	$377,449	$(400,298)	JPMorgan Chase

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2014(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(2):
Berkshire Hathaway Finance Corp.	03/20/15	1.000%	5,000	0.083%	$11,720	$(94,368)	$106,088	Deutsche Bank AG

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2014(5)	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.23	12/20/19	5.000%	30,000	$(2,075,112)	$(1,860,945)	$214,167

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Value at Trade Date	Value at December 31, 2014(5)	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.22	06/20/19	5.000%	29,700	$1,825,395	$2,023,313	$197,918
CDX.NA.IG.23	12/20/19	1.000%	350,000	4,511,474	5,588,249	1,076,775

				$6,336,869	$7,611,562	$1,274,693

A U.S. Treasury obligation with a market value of $11,406,800 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$461,180	$—
Collateralized Loan Obligations	—	4,444,252	—
Non-Residential Mortgage-Backed Securities	—	14,943,804	—
Residential Mortgage-Backed Securities	—	24,053,150	—
Commercial Mortgage-Backed Securities	—	202,297,486	—
Corporate Bonds	—	629,042,759	2,490,702
Municipal Bonds	—	35,532,114	—
Non-Corporate Foreign Agencies	—	13,058,779	—
Sovereigns	—	22,746,558	—
U.S. Government Agency Obligations	—	4,680,662	—
U.S. Treasury Obligations	—	501,895,102	—
Affiliated Money Market Mutual Fund	191,078,283	—	—
Options Purchased	74,250	—	—
Options Written	(27,000)	—	—
Other Financial Instruments*
Futures Contracts	(50,303)	—	—
Over-the-counter interest rate swaps	—	(59,331,657)	—
Exchange-traded interest rate swaps	—	1,863,206	—
Over-the-counter credit default swaps	—	(11,129)	—
Exchange-traded credit default swaps	—	1,488,860	—

Total	$191,075,230	$1,397,165,126	$2,490,702

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

U.S. Treasury Obligations	35.4%
Commercial Mortgage-Backed Securities	14.3
Affiliated Money Market Mutual Fund (12.4% represents investments purchased with collateral from securities on loan)	13.5
Banking	9.7
Insurance	3.2
Telecommunications	2.7
Healthcare & Pharmaceutical	2.6
Pipelines & Others	2.5

Municipal Bonds	2.5%
Chemicals	2.4
Energy – Other	2.3
Retailers	2.2
Technology	1.9
Electric	1.9
Non-Captive Finance	1.9
Residential Mortgage-Backed Securities	1.7
Sovereigns	1.6
Automotive	1.3
Media & Entertainment	1.1
Tobacco	1.1
Capital Goods	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Industry table (con’t)
Non-Residential Mortgage-Backed Securities	1.1%
Healthcare Insurance	1.0
Railroads	1.0
Foods	0.9
Non-Corporate Foreign Agencies	0.9
Cable	0.7
Real Estate Investment Trusts (REITs)	0.7
Metals & Mining	0.6
Lodging	0.4
Paper	0.4
Collateralized Loan Obligations	0.3

U.S. Government Agency Obligations	0.3%
Airlines	0.2
Brokerage	0.2
Aeropace & Defense	0.2
Building Materials & Construction	0.1
Energy – Intergrated	0.1
Packaging	0.1

116.1
Liabilities in excess of other assets	(16.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	$106,088		Unrealized depreciation on over-the-counter swap agreements	$400,298
Credit contracts	Premiums paid for swap agreements	377,449		Premiums received for swap agreements	94,368
Credit contracts	Due from/to broker — variation margin	1,488,860	*	—	—
Interest rate contracts	Due from/to broker — variation margin-futures	432,959	*	Due from/to broker — variation margin-futures	483,262	*
Interest rate contracts	Due from/to broker — variation margin-swaps	2,387,656	*	Due from/to broker — variation margin-swaps	524,450	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	5,413,897		Unrealized depreciation on over-the-counter swap agreements	64,745,554
Interest rate contracts	Unaffiliated investments	74,250		Options written outstanding, at value	27,000

Total		$10,281,159			$66,274,932

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(544,764)	$(16,223)	$2,902,111	$(15,399,726)	$(13,058,602)
Credit contracts	—	—	—	2,786,211	2,786,211

Total	$(544,764)	$(16,223)	$2,902,111	$(12,613,515)	$(10,272,391)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$144,251	$52,471	$4,869,898	$14,382,152	$19,448,772
Credit contracts	—	—	—	2,429,862	2,429,862

Total	$144,251	$52,471	$4,869,898	$16,812,014	$21,878,634

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts — Long Positions(3)	Futures Contracts — Short Positions(3)	Interest Rate Swap Agreements(2)	Credit Default Swap as Buyer(2)	Credit Default Swap as Writer(2)
$538,308	$86,052,000	$449,175,232	$191,537,116	$2,881,610,800	$176,400,000	$80,940,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$646,620	$—	$(769,510)	$—
Barclays Capital Group	3,012,599	(3,012,599)	—	—
Citigroup Global Markets	—	—	—	—
Deutsche Bank AG	940,891	(940,891)	—	—
JPMorgan Chase	1,297,324	(1,297,324)	—	—

	$5,897,434

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	(3,070,605)	3,012,599	—	(58,006)
Citigroup Global Markets	(12,977,332)	—	12,650,575	(326,757)
Deutsche Bank AG	(47,262,279)	940,891	50,620,234	—
JPMorgan Chase	(1,930,004)	1,297,324	3,353,024	—

	$(65,240,220)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $171,750,463:
Unaffiliated investments (cost $1,420,857,085)	$1,455,720,798
Affiliated investments (cost $191,078,283)	191,078,283
Foreign currency, at value (cost $160,198)	151,250
Receivable for investments sold	17,269,076
Dividends and interest receivable	10,817,460
Unrealized appreciation on over-the-counter swap agreements	5,519,985
Due from broker—variation margin futures	531,632
Premiums paid for swap agreements	377,449
Prepaid expenses	6,851

Total Assets	1,681,472,784

LIABILITIES:
Payable to broker for collateral for securities on loan	175,238,469
Unrealized depreciation on over-the-counter swap agreements	65,145,852
Payable for investments purchased	17,182,777
Payable for fund share repurchased	3,632,940
Payable to custodian	981,453
Advisory fees payable	729,765
Due to broker—variation margin swaps	101,721
Premiums received for swap agreements	94,368
Accrued expenses and other liabilities	71,683
Options written outstanding, at value (premiums received $79,471)	27,000
Distribution fee payable	17,018
Affiliated transfer agent fee payable	361

Total Liabilities	263,223,407

NET ASSETS	$1,418,249,377

Net assets were comprised of:
Paid-in capital.	$413,328,997
Retained earnings	1,004,920,380

Net assets, December 31, 2014	$1,418,249,377

Net asset value and redemption price per share, $1,418,249,377 / 207,939,605 outstanding shares of beneficial interest	$6.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$45,841,635
Affiliated income from securities lending, net	175,998
Affiliated dividend income	46,149

46,063,782

EXPENSES
Advisory fees	7,518,693
Distribution fee	1,186,655
Commitment fee on syndicated credit agreement	189,000
Custodian and accounting fees.	123,000
Loan interest expense	50,375
Audit fee	43,000
Insurance expenses	43,000
Trustees’ fees	18,000
Legal fees and expenses	11,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Miscellaneous.	21,493

Total expenses	9,224,216
Less: distribution fee waiver	(289,662)

Net expenses	8,934,554

NET INVESTMENT INCOME	37,129,228

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	23,570,919
Futures transactions	2,902,111
Swap agreement transactions	(12,613,515)
Options written transactions	(16,223)

13,843,292

Net change in unrealized appreciation (depreciation) on:
Investments	4,674,602
Futures	4,869,898
Swap agreements	16,812,014
Options written	52,471
Foreign currencies	(20,705)

26,388,280

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	40,231,572

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,360,800

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$37,129,228	$62,295,160	(a)(1)
Net realized gain on investment and foreign currency transactions	13,843,292	119,277,292	(a)(2)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	26,388,280	(209,749,583	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,360,800	(28,177,131	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [323,072,384 and 697,089,850 shares, respectively]	2,171,524,757	4,417,597,113
Fund share repurchased [322,060,498 and 1,332,941,075 shares, respectively]	(2,152,338,584)	(8,633,256,157)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	19,186,173	(4,215,659,044)

TOTAL INCREASE (DECREASE) IN NET ASSETS	96,546,973	(4,243,836,175)
NET ASSETS:
Beginning of year	1,321,702,404	5,565,538,579

End of year	$1,418,249,377	$1,321,702,404

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $ 66,243,356.
(2)	Previously $ 109,285,909.
(3)	Previously $ (203,706,396).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 113.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 17.1%
Non-Residential Mortgage-Backed Securities — 16.9%
Ally Auto Receivables Trust, Series 2012-1, Class A3	0.930%		02/16/16	100	$100,037
Ally Auto Receivables Trust, Series 2012-2, Class A3	0.740%		04/15/16	602	602,147
Ally Auto Receivables Trust, Series 2013-1, Class A3	0.630%		05/15/17	7,950	7,951,419
Ally Auto Receivables Trust, Series 2013-2, Class A2A	0.540%		07/15/16	1,790	1,789,823
Ally Auto Receivables Trust, Series 2013-SN1, Class A3	0.720%		05/20/16	2,032	2,032,953
Ally Auto Receivables Trust, Series 2014-1, Class A2	0.480%		02/15/17	8,775	8,766,523
Ally Auto Receivables Trust, Series 2014-1, Class A3	0.970%		10/15/18	2,465	2,456,170
Ally Auto Receivables Trust, Series 2014-2, Class A3	1.250%		04/15/19	4,935	4,927,469
American Express Credit Account Master Trust, Series 2005-2, Class A	0.261%	(c)	10/16/17	5,250	5,248,583
American Express Credit Account Master Trust, Series 2012-2, Class A	0.680%		03/15/18	4,670	4,673,573
American Express Credit Account Master Trust, Series 2012-5, Class A	0.590%		05/15/18	3,405	3,404,084
American Express Credit Account Master Trust, Series 2013-1, Class A	0.581%	(c)	02/16/21	4,575	4,593,634
American Express Credit Account Master Trust, Series 2014-3, Class A	1.490%		04/15/20	6,060	6,065,496
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A3	1.050%		10/11/16	33	33,068
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class A3	0.670%		06/08/17	2,576	2,576,084
AmeriCredit Automobile Receivables Trust, Series 2012-5, Class A3	0.620%		06/08/17	1,212	1,212,649
AmeriCredit Automobile Receivables Trust, Series 2013-1, Class A3	0.610%		10/10/17	4,572	4,572,966
AmeriCredit Automobile Receivables Trust, Series 2013-2, Class A3	0.650%		12/08/17	4,810	4,810,822
AmeriCredit Automobile Receivables Trust, Series 2013-3, Class A2	0.680%		10/11/16	876	876,203
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2	0.740%		11/08/16	1,413	1,413,655
AmeriCredit Automobile Receivables Trust, Series 2013-5, Class A2A	0.650%		03/08/17	1,314	1,314,580
BA Credit Card Trust, Series 2014-A3, Class A	0.451%	(c)	01/15/20	8,780	8,778,420
Barclays Dryrock Issuance Trust, Series 2012-2, Class A	0.640%		08/15/18	5,050	5,047,480
BMW Vehicle Lease Trust, Series 2013-1, Class A4	0.660%		06/20/16	3,555	3,556,689
California Republic Auto Receivables Trust, Series 2014-2, Class A2	0.540%		03/15/17	3,148	3,146,612
California Republic Auto Receivables Trust, Series 2014-4, Class A2	0.770%		09/15/17	6,700	6,698,774
Capital Auto Receivables Asset Trust, Series 2013-1, Class A2	0.620%		07/20/16	1,097	1,097,003
Capital Auto Receivables Asset Trust, Series 2013-2, Class A2	0.920%		09/20/16	2,993	2,996,059

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Capital Auto Receivables Asset Trust, Series 2014-1, Class A2	0.960%		04/20/17	1,065	$1,066,238
Capital One Multi-Asset Execution Trust, Series 2014-A2, Class A2	1.260%		01/15/20	2,730	2,726,672
CarFinance Capital Auto Trust, Series 2014-1A, Class A, 144A	1.460%		12/17/18	501	502,161
CarMax Auto Owner Trust, Series 2012-2, Class A3	0.840%		03/15/17	244	244,490
CarMax Auto Owner Trust, Series 2013-4, Class A2	0.520%		11/15/16	3,890	3,891,037
Chase Issuance Trust, Series 2012-A3, Class A3	0.790%		06/15/17	11,730	11,745,554
Chase Issuance Trust, Series 2012-A5, Class A5	0.590%		08/15/17	6,695	6,697,109
Chase Issuance Trust, Series 2012-A8, Class A8	0.540%		10/16/17	2,005	2,004,010
Chase Issuance Trust, Series 2013-A5, Class A	0.470%		05/15/17	8,500	8,498,827
Chase Issuance Trust, Series 2013-A8, Class A8	1.010%		10/15/18	6,340	6,339,880
Chrysler Capital Auto Receivables Trust, Series 2013-AA, Class A3, 144A	0.910%		04/16/18	8,485	8,502,717
Citibank Credit Card Issuance Trust, Series 2003-A7, Class A7	4.150%		07/07/17	15,400	15,690,490
Citibank Credit Card Issuance Trust, Series 2005-A2, Class A2	4.850%		03/10/17	2,395	2,415,140
Citibank Credit Card Issuance Trust, Series 2012-A1, Class A1	0.550%		10/10/17	10,685	10,681,965
Citibank Credit Card Issuance Trust, Series 2013-A1, Class A1	0.267%	(c)	04/24/17	4,055	4,052,307
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6	1.320%		09/07/18	5,735	5,766,795
Discover Card Execution Note Trust, Series 2011-A4, Class A4	0.511%	(c)	05/15/19	790	792,654
Discover Card Execution Note Trust, Series 2012-A1, Class A1	0.810%		08/15/17	7,085	7,088,330
Discover Card Execution Note Trust, Series 2012-A3, Class A3	0.860%		11/15/17	11,655	11,672,471
Discover Card Execution Note Trust, Series 2012-B3, Class B3	0.611%	(c)	05/15/18	3,650	3,646,219
Fifth Third Auto Trust, Series 2014-3, Class A3	0.960%		03/15/19	4,010	3,993,611
Ford Credit Auto Owner Trust, Series 2012-D, Class A3	0.510%		04/15/17	6,295	6,294,541
GM Financial Leasing Trust, Series 2014-2A, Class A3, 144A	1.220%		01/22/18	2,580	2,580,418
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T1, Class A2, 144A	1.495%		01/16/46	790	789,368
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class B2, 144A	1.495%		05/16/44	2,500	2,498,500
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class C2, 144A	1.843%		05/16/44	2,250	2,248,875
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T3, Class A3, 144A	1.793%		05/15/46	2,000	1,975,600
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T5, Class AT5, 144A	1.979%		08/15/46	5,200	5,217,160
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T7, Class AT7, 144A	1.981%		11/15/46	8,710	8,624,642
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T7, Class BT7, 144A	2.229%		11/15/46	4,150	4,157,885
HLSS Servicer Advance Receivables Trust, Series 2012-T2, Class B2, 144A	2.480%		10/15/45	1,420	1,428,946

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
HLSS Servicer Advance Receivables Trust, Series 2012-T2, Class D2, 144A	4.940%		10/15/45	590	$598,378
HLSS Servicer Advance Receivables Trust, Series 2013-T1, Class B2, 144A	1.744%		01/16/46	2,600	2,600,520
HLSS Servicer Advance Receivables Trust, Series 2014-T1, Class AT1, 144A	1.244%		01/17/45	2,165	2,165,000
HLSS Servicer Advance Receivables Trust, Series 2014-T1, Class CT1, 144A	1.790%		01/17/45	1,750	1,750,000
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	0.770%		01/15/16	682	682,738
Honda Auto Receivables Owner Trust, Series 2013-1, Class A3	0.480%		11/21/16	8,150	8,148,970
Honda Auto Receivables Owner Trust, Series 2013-2, Class A3	0.530%		02/16/17	3,024	3,023,943
Honda Auto Receivables Owner Trust, Series 2013-4, Class A3	0.690%		09/18/17	8,899	8,892,308
Hyundai Auto Lease Securitization Trust, Series 2013-A, Class A3, 144A	0.660%		06/15/16	3,281	3,280,530
Hyundai Auto Lease Securitization Trust, Series 2013-B, Class A2, 144A	0.750%		03/15/16	906	906,394
Hyundai Auto Lease Securitization Trust, Series 2014-A, Class A2, 144A	0.520%		07/15/16	4,980	4,980,666
Hyundai Auto Receivables Trust, Series 2013-A, Class A3	0.560%		07/17/17	6,272	6,273,909
Hyundai Auto Receivables Trust, Series 2013-C, Class A2	0.570%		06/15/16	1,095	1,094,997
M&T Bank Auto Receivables Trust, Series 2013-1A, Class A2, 144A	0.660%		02/16/16	1,083	1,083,015
Mercedes Benz Auto Lease Trust, Series 2013-B, Class A3	0.620%		07/15/16	3,220	3,221,359
Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A3	0.590%		02/15/16	3,406	3,406,182
Nissan Auto Lease Trust, Series 2012-B, Class A3	0.580%		11/16/15	616	616,326
Nissan Auto Lease Trust, Series 2013-A, Class A3	0.610%		04/15/16	2,030	2,029,220
Nissan Auto Receivables Owner Trust, Series 2013-A, Class A3	0.500%		05/15/17	5,925	5,925,619
Porsche Innovative Lease Owner Trust, Series 2014-1, Class A3, 144A	1.030%		11/20/17	6,195	6,186,228
Santander Drive Auto Receivables Trust, Series 2013-1, Class A3	0.620%		06/15/17	520	519,733
Santander Drive Auto Receivables Trust, Series 2013-4, Class A3	1.110%		12/15/17	7,933	7,948,458
SLM Private Education Loan Trust, Series 2012-E, Class A1, 144A	0.911%	(c)	10/16/23	722	723,758
SLM Private Education Loan Trust, Series 2013-B, Class A1, 144A	0.805%	(c)	07/15/22	4,499	4,506,475
SLM Student Loan Trust, Series 2010-A, Class 2A, 144A	3.411%	(c)	05/16/44	3,626	3,835,514
SLM Student Loan Trust, Series 2011-1, Class A1	0.690%	(c)	03/25/26	658	659,618
SLM Student Loan Trust, Series 2012-C, Class A1, 144A	1.261%	(c)	08/15/23	1,971	1,982,167
Synchrony Credit Card Master Note Trust, Series 2010-1, Class A	3.690%		03/15/18	11,595	11,668,501

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Synchrony Credit Card Master Note Trust, Series 2011-2, Class A	0.641%	(c)	05/15/19	10,915	$10,932,202
Synchrony Credit Card Master Note Trust, Series 2012-1, Class A	1.030%		01/15/18	4,992	4,992,978
Synchrony Credit Card Master Note Trust, Series 2012-4, Class A	0.461%	(c)	06/15/18	4,435	4,433,980
Synchrony Credit Card Master Note Trust, Series 2012-5, Class A	0.950%		06/15/18	6,940	6,951,111
Toyota Auto Receivables Owner Trust, Series 2013-B, Class A2	0.480%		02/15/16	978	977,835
World Financial Network Credit Card Master Trust, Series 2014-A, Class A	0.541%	(c)	12/15/19	10,695	10,699,192
World Omni Auto Receivables Trust, Series 2013-B, Class A2	0.480%		11/15/16	2,289	2,288,583
World Omni Auto Receivables Trust, Series 2014-A, Class A2	0.430%		05/15/17	280	280,188
World Omni Automobile Lease Securitization Trust, Series 2014-A, Class A3	1.160%		09/15/17	1,525	1,528,244

					396,372,426

Residential Mortgage-Backed Securities — 0.2%
Nationstar Mortgage Advance Receivable Trust, Series 2013-T3, Class A3, 144A	2.438%		06/20/48	2,750	2,706,550
New Residential Advance Receivables Trust, Series 2014-T2, Class AT2, 144A(g)	2.377%		03/15/47	1,200	1,198,680
Option One Mortgage Loan Trust, Series 2005-1, Class A4	0.970%	(c)	02/25/35	892	874,407

					4,779,637

TOTAL ASSET-BACKED SECURITIES (cost $401,657,851)					401,152,063

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.2%
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS6, Class XA, IO	1.088%	(c)	12/10/47	33,322	2,385,022
Commercial Mortgage Pass-Through Certificates, Series 2013-LC6, Class AM	3.282%		01/10/46	5,290	5,314,636
Commercial Mortgage Pass-Through Certificates, Series 2013-WWP, Class D, 144A	3.898%		03/10/31	2,939	2,939,864
Commercial Mortgage Pass-Through Certificates, Series 2014-CR19, Class XA, IO	1.317%	(c)	08/10/47	6,041	485,216
Commercial Mortgage Trust, Series 2014-CR20, Class AM	3.938%		11/10/47	1,000	1,033,586
Commercial Mortgage Trust, Series 2014-UBS5, Class B	4.514%	(c)	09/10/47	2,205	2,351,919
FHLMC Multifamily Structured Pass-Through Certificates, Series Q001, Class XA, IO	2.390%		02/25/32	27,783	5,582,700
FREMF Mortgage Trust, Series 2014-K503, Class B, 144A	3.009%		10/25/19	2,005	2,004,661
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	5.381%		03/10/39	361	362,385
GS Mortgage Securities Corp. II, Series 2012-GCJ9, Class A3	2.773%		11/10/45	4,835	4,806,590
GS Mortgage Securities Corp. II, Series 2012-TMSQ, Class A, 144A	3.007%		12/10/30	1,400	1,373,421
GS Mortgage Securities Trust, Series 2012-GC6, Class XA, IO, 144A	2.119%	(c)	01/10/45	53,455	5,697,492

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, IO	1.286%	(c)	04/15/47	6,088	$358,840
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XB, IO	0.284%	(c)	04/15/47	1,697	46,432
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class AS	4.065%		11/15/47	5,000	5,225,695
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS	3.372%		12/15/47	4,250	4,316,428
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3	3.669%		02/15/47	3,476	3,642,883
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class B, 144A	4.365%	(c)	08/10/49	4,915	5,212,741
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	5.795%	(c)	07/15/45	5,670	6,036,469
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class AS	3.808%		12/15/47	2,160	2,215,985
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class XA, IO	1.239%	(c)	05/15/47	12,073	919,641
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class XB, IO	0.573%	(c)	05/15/47	2,346	118,973
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class AS	3.984%	(c)	11/15/47	3,409	3,550,457
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class B	4.236%	(c)	11/15/47	6,242	6,542,908
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class XA, IO	0.960%	(c)	11/15/47	28,075	1,907,642
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class XB, IO	0.323%	(c)	11/15/47	63,715	1,899,520

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $75,300,031)					76,332,106

CORPORATE BONDS — 26.1%
Automobiles — 0.4%
Ford Motor Co., Sr. Unsec’d. Notes	6.375%		02/01/29	1,323	1,597,390
Ford Motor Co., Sr. Unsec’d. Notes	6.625%		10/01/28	1,792	2,200,908
Ford Motor Co., Sr. Unsec’d. Notes	7.450%		07/16/31	1,683	2,284,832
Kia Motors Corp. (South Korea), Sr. Unsec’d. Notes, 144A	3.625%		06/14/16	2,180	2,247,667

					8,330,797

Banks — 4.8%
Banco Bradesco SA (Brazil), Sub. Notes, 144A	5.750%		03/01/22	5,600	5,726,000
Banco Inbursa SA Institucion de Banca Multiple (Mexico), Sr. Unsec’d. Notes, 144A	4.125%		06/06/24	1,060	1,038,800
Bank of America Corp., Sr. Unsec’d. Notes	5.875%		01/05/21	5,000	5,797,365
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	7,817	7,963,373
Bank of America Corp., Sub. Notes, MTN	4.250%		10/22/26	3,952	3,943,128
BBVA Banco Continental SA (Peru), Sub. Notes, 144A	5.250%	(c)	09/22/29	1,100	1,115,950
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	13,609	15,058,427
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	8,530	9,867,393
Goldman Sachs Group, Inc. (The), Sub. Notes	5.950%		01/15/27	4,330	4,954,157
HBOS PLC (United Kingdom), Sub. Notes, 144A	6.000%		11/01/33	2,290	2,586,134
ICICI Bank Ltd. (India), Sr. Unsec’d. Notes, 144A	5.750%		11/16/20	2,000	2,219,456
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	14,537	14,549,371

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A	6.500%	09/14/20	5,374	$6,226,967
Macquarie Bank Ltd. (Australia), Sub. Notes, 144A	6.625%	04/07/21	4,760	5,494,958
Morgan Stanley, Sub. Notes	5.000%	11/24/25	2,610	2,785,170
Morgan Stanley, Sub. Notes, MTN	4.100%	05/22/23	465	470,784
Morgan Stanley, Sub. Notes, MTN	4.350%	09/08/26	6,880	6,921,108
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.000%	04/28/15	1,350	1,371,848
Santander UK PLC (United Kingdom), Sub. Notes	7.950%	10/26/29	3,733	4,768,907
Wells Fargo & Co., Sub. Notes(a)	3.450%	02/13/23	9,818	9,950,484
Zions Bancorporation, Sr. Unsec’d. Notes	4.500%	06/13/23	146	154,136

				112,963,916

Beverages — 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey), Sr. Unsec’d. Notes, 144A	3.375%	11/01/22	1,850	1,697,375
Corp. Lindley SA (Peru), Sr. Unsec’d. Notes, 144A	4.625%	04/12/23	493	478,210

				2,175,585

Biotechnology — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	6.400%	02/01/39	7,089	9,000,464

Building Products
Owens Corning, Gtd. Notes	9.000%	06/15/19	223	269,869

Chemicals — 0.7%
Albemarle Corp., Gtd. Notes	4.150%	12/01/24	1,860	1,889,771
Israel Chemicals Ltd. (Israel), Sr. Unsec’d. Notes, 144A	4.500%	12/02/24	2,840	2,875,500
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.250%	03/01/22	1,460	1,568,355
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A(a)	4.875%	09/19/22	1,200	1,239,000
Montell Finance Co. BV (Netherlands), Gtd. Notes, 144A	8.100%	03/15/27	3,839	5,144,510
NewMarket Corp., Gtd. Notes	4.100%	12/15/22	1,925	1,966,586
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A	6.875%	04/25/44	1,550	1,662,530

				16,346,252

Commercial Services & Supplies
Western Union Co. (The), Sr. Unsec’d. Notes	3.350%	05/22/19	821	840,941

Communications Equipment — 0.2%
Motorola Solutions, Inc., Sr. Unsec’d. Notes(a)	4.000%	09/01/24	5,507	5,540,158

Construction & Engineering — 0.3%
China Railway Resources Huitung Ltd. (China), Gtd. Notes	3.850%	02/05/23	3,775	3,755,525
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	5.250%	06/27/29	1,160	1,014,420
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	7.125%	06/26/42	1,439	1,205,163

				5,975,108

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Consumer Finance — 0.5%
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., Gtd. Notes	5.750%	04/15/23	5,102	$5,357,100
Moody’s Corp., Sr. Unsec’d. Notes	4.500%	09/01/22	3,260	3,496,506
Moody’s Corp., Sr. Unsec’d. Notes	5.500%	09/01/20	1,975	2,242,522

				11,096,128

Diversified Consumer Services — 0.2%
Hillenbrand, Inc., Sr. Unsec’d. Notes	5.500%	07/15/20	3,332	3,571,464

Diversified Financial Services — 1.8%
Air Lease Corp., Sr. Unsec’d. Notes(a)	3.875%	04/01/21	1,252	1,258,260
Air Lease Corp., Sr. Unsec’d. Notes	4.250%	09/15/24	4,756	4,791,670
Air Lease Corp., Sr. Unsec’d. Notes	4.750%	03/01/20	1,663	1,766,937
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.750%	03/15/32	8,945	12,217,814
Jefferies Group LLC, Sr. Unsec’d. Notes	6.875%	04/15/21	5,150	5,854,314
Lazard Group LLC, Sr. Unsec’d. Notes	6.850%	06/15/17	650	723,580
NASDAQ OMX Group, Inc. (The), Sr. Unsec’d. Notes	5.550%	01/15/20	2,436	2,706,925
Raymond James Financial, Inc., Sr. Unsec’d. Notes	8.600%	08/15/19	4,173	5,181,067
Rio Oil Finance Trust (Brazil), Sr. Sec’d. Notes, 144A	6.250%	07/06/24	1,300	1,243,229
Scottrade Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.125%	07/11/21	3,137	3,358,300
SUAM Finance BV (Colombia), Gtd. Notes, 144A	4.875%	04/17/24	2,672	2,672,000

				41,774,096

Diversified Telecommunication Services — 0.7%
GTE Corp., Gtd. Notes	6.940%	04/15/28	8,350	10,443,028
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.850%	09/15/35	4,918	5,779,427

				16,222,455

Electric Utilities — 0.8%
CEZ A/S (Czech Republic), Sr. Unsec’d. Notes, 144A	4.250%	04/03/22	1,600	1,701,298
Duquesne Light Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.400%	09/15/20	2,770	3,234,825
E.CL SA (Chile), Sr. Unsec’d. Notes, 144A	4.500%	01/29/25	2,300	2,304,340
Empresas Publicas de Medellin ESP (Colombia), Sr. Unsec’d. Notes, 144A	7.625%	07/29/19	2,285	2,684,875
Entergy Corp., Sr. Unsec’d. Notes	5.125%	09/15/20	2,832	3,084,963
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	3,460	4,071,939
Texas-New Mexico Power Co., First Mortgage, 144A	9.500%	04/01/19	818	1,041,542

				18,123,782

Energy Equipment & Services — 0.2%
Weatherford International Ltd., Gtd. Notes	9.875%	03/01/39	4,405	5,493,260

Food & Staples Retailing
Walgreens Boots Alliance, Inc., Gtd. Notes	4.800%	11/18/44	956	1,007,979

Food Products — 0.2%
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	3.950%	05/22/23	900	832,050

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Food Products (continued)
Flowers Foods, Inc., Sr. Unsec’d. Notes	4.375%	04/01/22	838	$882,883
Gruma SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	12/01/24	2,700	2,794,500
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, 144A	6.875%	12/16/19	387	440,213

				4,949,646

Gas Utilities — 0.2%
Transportadora de Gas del Peru SA (Peru), Sr. Unsec’d. Notes, 144A	4.250%	04/30/28	1,100	1,061,500
Transportadora de Gas Internacional SA (Colombia), Sr. Unsec’d. Notes, 144A	5.700%	03/20/22	3,590	3,769,141

				4,830,641

Health Care Equipment & Supplies — 0.2%
Becton, Dickinson & Co., Sr. Unsec’d. Notes	3.734%	12/15/24	1,084	1,116,059
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	4.375%	03/15/35	2,323	2,464,368

				3,580,427

Hotels, Restaurants & Leisure — 0.4%
Carnival PLC, Gtd. Notes	7.875%	06/01/27	1,925	2,462,341
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	6.875%	08/15/19	1,958	2,250,813
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	4.500%	10/01/34	4,335	4,421,340

				9,134,494

Household Durables — 0.1%
Tupperware Brands Corp., Gtd. Notes	4.750%	06/01/21	2,818	3,016,514

Independent Power & Renewable Electricity Producers — 0.1%
Alta Wind Holdings LLC, Pass-Through Certificates, 144A	7.000%	06/30/35	1,335	1,515,937

Industrial Conglomerates — 0.2%
Alfa SAB de CV (Mexico), Series 144A, Sr. Unsec’d. Notes, 144A	5.250%	03/25/24	2,605	2,709,200
Hutchison Whampoa International 14 Ltd. (Hong Kong), Gtd. Notes, 144A	3.625%	10/31/24	1,100	1,105,037
KOC Holding A/S (Turkey), Sr. Unsec’d. Notes, 144A(a)	3.500%	04/24/20	1,000	964,000

				4,778,237

Insurance — 0.7%
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44	11,215	12,497,413
TIAA Asset Management Finance Co. LLC, Sr. Unsec’d. Notes, 144A	2.950%	11/01/19	829	830,604
Willis North America, Inc., Gtd. Notes	7.000%	09/29/19	2,101	2,450,390

				15,778,407

Internet & Catalog Retail — 0.6%
Amazon.com, Inc., Sr. Unsec’d. Notes(a)	3.800%	12/05/24	3,348	3,430,093
Amazon.com, Inc., Sr. Unsec’d. Notes	4.800%	12/05/34	4,927	5,172,059
Expedia, Inc., Gtd. Notes	4.500%	08/15/24	4,977	5,025,630

				13,627,782

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Internet Software & Services — 0.3%
Alibaba Group Holding Ltd. (China), Gtd. Notes, 144A	3.600%	11/28/24	6,000	$5,951,064
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A	3.375%	05/02/19	1,900	1,931,230

				7,882,294

Life Sciences Tools & Services — 0.1%
PerkinElmer, Inc., Sr. Unsec’d. Notes	5.000%	11/15/21	2,064	2,245,465

Machinery
Trinity Industries, Inc., Gtd. Notes	4.550%	10/01/24	1,159	1,125,715

Media — 1.4%
21st Century Fox America, Inc., Gtd. Notes	6.200%	12/15/34	1,713	2,187,319
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	3,205	4,344,967
COX Communications, Inc., Sr. Unsec’d. Notes, 144A	8.375%	03/01/39	1,215	1,732,172
Discovery Communications LLC, Gtd. Notes	6.350%	06/01/40	2,720	3,237,912
Globo Comunicacao e Participacoes SA (Brazil), Sr. Unsec’d. Notes, 144A	4.875%	04/11/22	6,000	6,150,000
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%	03/15/22	1,594	1,631,594
Time Warner Cable, Inc., Gtd. Notes	6.550%	05/01/37	4,104	5,283,855
Time Warner Cable, Inc., Gtd. Notes	7.300%	07/01/38	1,629	2,246,153
Time Warner, Inc., Gtd. Notes	7.625%	04/15/31	3,762	5,244,736
Viacom, Inc., Sr. Unsec’d. Notes	4.850%	12/15/34	1,942	1,987,375

				34,046,083

Metals & Mining — 0.6%
Allegheny Technologies, Inc., Sr. Unsec’d. Notes	6.125%	08/15/23	3,668	3,752,434
Allegheny Technologies, Inc., Sr. Unsec’d. Notes	9.375%	06/01/19	4,843	5,634,540
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes(a)	4.100%	05/01/23	4,019	3,911,283
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	5.450%	06/09/44	1,016	1,020,329

				14,318,586

Multiline Retail — 0.7%
El Puerto de Liverpool SAB de CV (Mexico), Gtd. Notes, 144A	3.950%	10/02/24	950	935,275
Family Dollar Stores, Inc., Sr. Unsec’d. Notes	5.000%	02/01/21	1,367	1,441,953
QVC, Inc., Sr. Sec’d. Notes, 144A	7.375%	10/15/20	11,950	12,517,625
SACI Falabella (Chile), Sr. Unsec’d. Notes, 144A	4.375%	01/27/25	1,320	1,291,213

				16,186,066

Oil, Gas & Consumable Fuels — 3.8%
Canadian Oil Sands Ltd. (Canada), Gtd. Notes, 144A	7.750%	05/15/19	1,963	2,123,538
Delek & Avner Tamar Bond Ltd. (Israel), Sr. Sec’d. Notes, 144A	5.082%	12/30/23	631	629,621
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes	7.500%	11/15/40	1,173	1,442,763
Enbridge Energy Partners LP, Sr. Unsec’d. Notes	9.875%	03/01/19	3,125	3,953,225
Energy Transfer Partners LP, Sr. Unsec’d. Notes	7.500%	07/01/38	4,240	5,262,408
Energy Transfer Partners LP, Sr. Unsec’d. Notes	9.000%	04/15/19	2,500	3,068,320
Eni SpA (Italy), Sr. Unsec’d. Notes, 144A	5.700%	10/01/40	5,857	6,693,831
Enterprise Products Operating LLC, Gtd. Notes	7.550%	04/15/38	4,122	5,631,472

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375%	03/30/38	3,100	$3,154,250
Freeport-McMoran Oil & Gas LLC, Gtd. Notes(g)	6.750%	02/01/22	3,048	3,352,800
GNL Quintero SA (Chile), Sr. Unsec’d. Notes, 144A	4.634%	07/31/29	950	961,490
IFM US Colonial Pipeline 2 LLC, Sr. Sec’d. Notes, 144A(g)	6.450%	05/01/21	4,250	4,620,184
KazMunayGas National Co. JSC (Kazakhstan), Unsec’d. Notes, 144A	4.875%	05/07/25	350	312,574
Kerr-McGee Corp., Gtd. Notes	7.125%	10/15/27	1,282	1,606,320
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	3,464	4,735,624
Kinder Morgan Energy Partners LP, Gtd. Notes	5.400%	09/01/44	6,534	6,547,388
Kinder Morgan Energy Partners LP, Gtd. Notes	7.400%	03/15/31	1,200	1,435,640
Kinder Morgan, Inc., Gtd. Notes	5.300%	12/01/34	964	978,514
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	6.656%	06/07/22	250	220,000
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	06/27/44	2,715	2,769,300
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	4.250%	01/15/25	640	635,840
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago), Sr. Unsec’d. Notes, 144A	9.750%	08/14/19	400	471,000
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	3.600%	11/01/24	5,890	5,782,307
Rowan Cos., Inc., Gtd. Notes(a)	7.875%	08/01/19	3,200	3,646,477
Ruby Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.000%	04/01/22	3,849	4,298,036
Southeast Supply Header LLC, Sr. Unsec’d. Notes, 144A	4.250%	06/15/24	1,329	1,346,819
Tennessee Gas Pipeline Co. LLC, Gtd. Notes	8.375%	06/15/32	1,372	1,802,816
Transocean, Inc., Gtd. Notes(a)	6.375%	12/15/21	5,211	4,806,882
Valero Energy Corp., Gtd. Notes	10.500%	03/15/39	1,031	1,629,183
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	8.750%	03/15/32	4,138	4,829,327

				88,747,949

Paper & Forest Products — 0.5%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	8.875%	05/15/31	8,057	12,486,384

Pharmaceuticals — 0.7%
Actavis Funding SCS, Gtd. Notes	3.850%	06/15/24	3,956	3,976,211
Forest Laboratories, Inc., Gtd. Notes, 144A(a)	4.375%	02/01/19	7,430	7,848,829
Zoetis, Inc., Sr. Unsec’d. Notes	3.250%	02/01/23	3,544	3,495,901

				15,320,941

Professional Services — 0.2%
Dun & Bradstreet Corp. (The), Sr. Unsec’d. Notes	4.375%	12/01/22	4,351	4,450,808

Real Estate Investment Trusts (REITs) — 1.4%
EPR Properties, Gtd. Notes	5.250%	07/15/23	4,896	5,105,000
EPR Properties, Gtd. Notes	7.750%	07/15/20	2,984	3,579,448
Healthcare Realty Trust, Inc., Sr. Unsec’d. Notes	5.750%	01/15/21	3,513	3,928,100
Hospitality Properties Trust, Sr. Unsec’d. Notes	4.650%	03/15/24	1,150	1,177,953
Host Hotels & Resorts LP, Sr. Unsec’d. Notes	5.250%	03/15/22	7,461	8,142,294
Omega Healthcare Investors, Inc., Gtd. Notes	4.950%	04/01/24	2,897	3,014,734
Omega Healthcare Investors, Inc., Gtd. Notes	5.875%	03/15/24	2,919	3,101,438
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750%	12/15/21	3,122	3,604,508
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	12/15/24	950	978,595

				32,632,070

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Management & Development — 0.1%
China Overseas Finance Cayman V Ltd. (China), Gtd. Notes	3.950%	11/15/22	3,550	$3,439,098

Semiconductors & Semiconductor Equipment — 0.3%
KLA-Tencor Corp., Sr. Unsec’d. Notes	4.650%	11/01/24	6,205	6,423,708

Software — 0.2%
Fidelity National Information Services, Inc., Gtd. Notes	3.500%	04/15/23	2,750	2,733,508
Fidelity National Information Services, Inc., Gtd. Notes	5.000%	03/15/22	786	833,596

				3,567,104

Thrifts & Mortgage Finance — 0.2%
First Niagara Financial Group, Inc., Sub. Notes	7.250%	12/15/21	4,508	5,104,823

Tobacco — 0.6%
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38	3,111	5,321,841
Lorillard Tobacco Co., Gtd. Notes	6.875%	05/01/20	4,068	4,791,604
Lorillard Tobacco Co., Gtd. Notes	8.125%	06/23/19	1,919	2,326,456
Lorillard Tobacco Co., Gtd. Notes	8.125%	05/01/40	1,955	2,731,669

				15,171,570

Transportation Infrastructure — 0.6%
Aviation Capital Group Corp., Sr. Unsec’d. Notes, 144A(a)	6.750%	04/06/21	4,076	4,616,070
Aviation Capital Group Corp., Sr. Unsec’d. Notes, 144A	7.125%	10/15/20	4,261	4,904,628
Viterra, Inc. (Switzerland), Gtd. Notes, 144A(a)	5.950%	08/01/20	4,772	5,268,574

				14,789,272

Water Utilities — 0.2%
Aquarion Co., Sr. Unsec’d. Notes, 144A	4.000%	08/15/24	4,800	4,783,243

Wireless Telecommunication Services — 0.4%
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125%	03/11/23	1,575	1,680,966
ENTEL Chile SA (Chile), Sr. Unsec’d. Notes, 144A	4.750%	08/01/26	2,300	2,281,158
MTN Mauritius Investments Ltd. (South Africa), Gtd. Notes, 144A	4.755%	11/11/24	1,900	1,862,000
Turk Telekomunikasyon A/S (Turkey), Sr. Unsec’d. Notes, 144A(a)	4.875%	06/19/24	4,200	4,222,075

				10,046,199

TOTAL CORPORATE BONDS (cost $602,740,473)				612,711,717

FOREIGN GOVERNMENT BONDS — 2.8%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.250%	01/07/25	3,100	3,100,000
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.000%	01/27/45	610	597,800
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%	01/07/41	189	203,648
Chile Government International Bond (Chile), Sr. Unsec’d. Notes	3.125%	03/27/25	2,698	2,684,510

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Commonwealth of the Bahamas (Bahamas), Sr. Unsec’d. Notes, 144A(a)	6.950%	11/20/29	1,650	$1,934,625
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	3.750%	10/20/16	2,000	2,084,660
Government of the Cayman Islands (Cayman Islands), Sr. Unsec’d. Notes, 144A	5.950%	11/24/19	1,000	1,140,000
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%	01/15/24	2,500	2,825,000
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	6.750%	01/15/44	300	371,250
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes, 144A	4.875%	10/14/44	900	823,500
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	2.875%	11/09/15	3,050	3,094,082
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, 144A	7.375%	02/11/20	3,192	3,849,967
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%	10/02/23	2,822	2,927,825
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	5.550%	01/21/45	2,309	2,684,213
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%	09/22/24	1,850	1,900,875
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.300%	04/29/53	600	564,000
Perusahaan Penerbit SBSN (Indonesia), Sr. Unsec’d. Notes, 144A	3.300%	11/21/22	400	379,000
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	4.200%	01/21/24	3,206	3,478,510
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	9.500%	10/21/24	1,507	2,243,124
Republic of Bermuda (Bermuda), Sr. Unsec’d. Notes, 144A	5.603%	07/20/20	1,650	1,806,750
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	4.000%	02/26/24	1,150	1,175,875
Republic of Latvia (Latvia), Sr. Unsec’d. Notes, 144A	5.250%	06/16/21	2,199	2,462,880
Republic of Poland (Poland), Sr. Unsec’d. Notes(a)	4.000%	01/22/24	3,484	3,697,395
Republic of Trinidad & Tobago (Trinidad & Tobago), Unsec’d. Notes, 144A	4.375%	01/16/24	400	424,000
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	5.750%	03/22/24	8,451	9,443,993
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	6.125%	01/22/44	1,302	1,577,048
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, 144A(a)	4.875%	09/16/23	1,450	1,291,950
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, 144A	5.250%	02/18/24	812	892,185
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes(a)	4.665%	01/17/24	2,500	2,587,500
Uruguay Government International (Uruguay), Sr. Unsec’d. Notes	4.500%	08/14/24	2,836	2,977,800

TOTAL FOREIGN GOVERNMENT BONDS (cost $64,781,464)				65,223,965

MUNICIPAL BONDS — 0.6%
California — 0.2%
San Diego County Regional Airport Authority, Revenue Bonds, BABs	6.628%	07/01/40	3,055	3,483,433

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds, BABs	7.055%		04/01/57	2,236	$2,721,033

Illinois
City of Chicago IL Waterworks, Revenue Bonds, BABs	6.742%		11/01/40	530	698,413

Ohio — 0.1%
American Municipal Power, Inc., Revenue Bonds, BABs	7.834%		02/15/41	1,160	1,760,242

Texas — 0.1%
North Texas Tollway Authority, Revenue Bonds, BABs	8.910%		02/01/30	1,848	2,241,642

Washington — 0.1%
Metropolitan Washington Airports Authority, Revenue Bonds, BABs	7.462%		10/01/46	2,290	3,135,033

TOTAL MUNICIPAL BONDS (cost $12,838,147)					14,039,796

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Granite Master Issuer PLC (United Kingdom), Series 2005-2, Class A6	0.425%	(c)	12/20/54	954	947,013
Granite Master Issuer PLC (United Kingdom), Series 2006-3, Class A7	0.365%	(c)	12/20/54	2,312	2,291,657
Sequoia Mortgage Trust, Series 2012-4, Class A3	2.069%	(c)	09/25/42	2,713	2,532,621
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A, 144A	1.570%	(c)	12/25/59	2,623	2,620,967

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $8,566,701)					8,392,258

U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.2%
Federal Home Loan Mortgage Corp.	2.159%	(c)	06/01/43	11,687	11,863,050
Federal Home Loan Mortgage Corp.	3.114%	(c)	10/01/44	14,071	14,543,376
Federal Home Loan Mortgage Corp.	3.160%	(c)	07/01/44	5,073	5,251,582
Federal Home Loan Mortgage Corp.	3.215%	(c)	06/01/44	10,341	10,780,223
Federal Home Loan Mortgage Corp.	5.000%		09/01/20-06/01/26	8,977	9,612,752
Federal National Mortgage Assoc.	2.810%	(c)	11/01/44	2,317	2,389,661
Federal National Mortgage Assoc.	3.000%		TBA	34,348	34,745,149
Federal National Mortgage Assoc.	3.500%		TBA	120,720	125,841,184
Federal National Mortgage Assoc.	4.000%		TBA	139,635	149,025,998
Federal National Mortgage Assoc.	4.000%		TBA	103,541	110,221,416
Federal National Mortgage Assoc.	4.500%		TBA	156,080	169,419,970
Federal National Mortgage Assoc.	5.500%		07/01/36-09/01/36	4,194	4,714,494
Government National Mortgage Assoc.	2.200%		02/16/45-04/16/47	6,456	6,482,638
Government National Mortgage Assoc.	2.325%		01/16/46	2,573	2,589,116
Tennessee Valley Authority, Sr. Unsec’d. Notes(a)	3.500%		12/15/42	4,345	4,296,762

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $659,289,201)					661,777,371

U.S. TREASURY OBLIGATIONS — 34.8%
U.S. Treasury Bonds(a)	3.125%		08/15/44	98,303	105,829,274
U.S. Treasury Notes	0.250%		04/15/16	200,431	200,117,927
U.S. Treasury Notes	0.375%		03/15/15	119,637	119,711,773
U.S. Treasury Notes	0.500%		07/31/17	160,175	158,360,538

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes	0.875%	09/15/16-04/15/17	51,847	$51,977,716
U.S. Treasury Notes	1.250%	11/30/18	26,208	26,023,732
U.S. Treasury Notes	1.625%	12/31/19	130,034	129,841,030
U.S. Treasury Notes	2.125%	12/31/15	25,818	26,287,965

TOTAL U.S. TREASURY OBLIGATIONS (cost $813,123,251)				818,149,955

TOTAL LONG-TERM INVESTMENTS (cost $2,638,297,119)				2,657,779,231

			Shares
SHORT-TERM INVESTMENT — 13.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $304,584,840; includes $114,551,144 of cash collateral for securities on loan)(b)(w) (Note 4)			304,584,840	304,584,840

TOTAL INVESTMENTS — 126.1% (cost $2,942,881,959)				2,962,364,071
Liabilities in excess of other assets — (26.1)%				(613,645,803)

NET ASSETS — 100.0%				$2,348,718,268

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $112,416,025; cash collateral of $114,551,144 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$396,372,426	$—
Residential Mortgage-Backed Securities	—	4,779,637	—
Commercial Mortgage-Backed Securities	—	70,749,406	5,582,700
Corporate Bonds	—	612,711,717	—
Foreign Government Bonds	—	65,223,965	—
Municipal Bonds	—	14,039,796	—
Residential Mortgage-Backed Securities	—	8,392,258	—
U.S. Government Agency Obligations	—	661,777,371	—
U.S. Treasury Obligations	—	818,149,955	—
Affiliated Money Market Mutual Fund	304,584,840	—	—

Total	$304,584,840	$2,652,196,531	$5,582,700

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

U.S. Treasury Obligations	34.8%
U.S. Government Agency Obligations	28.2
Non-Residential Mortgage-Backed Securities	16.9
Affiliated Money Market Mutual Fund (4.9% represents investments purchased with collateral from securities on loan)	13.0
Banks	4.8
Oil, Gas & Consumable Fuels	3.8
Commercial Mortgage-Backed Securities	3.2
Foreign Government Bonds	2.8
Diversified Financial Services	1.8
Media	1.4
Real Estate Investment Trusts (REITs)	1.4
Electric Utilities	0.8
Chemicals	0.7
Diversified Telecommunication Services	0.7
Multiline Retail	0.7
Insurance	0.7
Pharmaceuticals	0.7
Tobacco	0.6
Transportation Infrastructure	0.6
Metals & Mining	0.6
Municipal Bonds	0.6
Internet & Catalog Retail	0.6
Residential Mortgage-Backed Securities	0.6
Paper & Forest Products	0.5
Consumer Finance	0.5
Wireless Telecommunication Services	0.4

Hotels, Restaurants & Leisure	0.4%
Biotechnology	0.4
Automobiles	0.4
Internet Software & Services	0.3
Semiconductors & Semiconductor Equipment	0.3
Construction & Engineering	0.3
Communications Equipment	0.2
Energy Equipment & Services	0.2
Thrifts & Mortgage Finance	0.2
Food Products	0.2
Gas Utilities	0.2
Water Utilities	0.2
Industrial Conglomerates	0.2
Professional Services	0.2
Health Care Equipment & Supplies	0.2
Diversified Consumer Services	0.2
Software	0.1
Real Estate Management & Development	0.1
Household Durables	0.1
Life Sciences Tools & Services	0.1
Beverages	0.1
Independent Power & Renewable Electricity Producers	0.1

126.1
Liabilities in excess of other assets	(26.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $112,416,025:
Unaffiliated investments (cost $2,638,297,119)	$2,657,779,231
Affiliated investments (cost $304,584,840)	304,584,840
Cash	52,706,269
Receivable for investments sold	142,586,723
Dividends and interest receivable	12,580,496
Receivable for fund share sold	1,863,543
Prepaid expenses	16,394

Total Assets	3,172,117,496

LIABILITIES:
Payable for investments purchased	708,348,998
Payable to broker for collateral for securities on loan	114,551,144
Advisory fees payable	344,071
Accrued expenses and other liabilities	116,180
Distribution fee payable	38,421
Affiliated transfer agent fee payable	361
Payable for fund share repurchased	53

Total Liabilities	823,399,228

NET ASSETS	$2,348,718,268

Net assets were comprised of:
Paid-in capital	$2,147,763,696
Retained earnings	200,954,572

Net assets, December 31, 2014	$2,348,718,268

Net asset value and redemption price per share, $2,348,718,268 / 195,971,616 outstanding shares of beneficial interest	$11.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$37,534,021
Affiliated income from securities lending, net	408,392
Affiliated dividend income	205,518

38,147,931

EXPENSES
Advisory fees	13,420,386
Distribution fee	1,745,446
Custodian and accounting fees	239,000
Audit fee	34,000
Insurance expenses	27,000
Trustees’ fees	23,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	16,837

Total expenses	15,538,669
Less: advisory fee waivers and/or expense reimbursement	(5,436,947)

Net expenses	10,101,722

NET INVESTMENT INCOME	28,046,209

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	48,150,018
Net change in unrealized appreciation (depreciation) on investments	29,384,314

NET GAIN ON INVESTMENTS	77,534,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,580,541

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$28,046,209	$31,890,876
Net realized gain (loss) on investment transactions	48,150,018	(19,322,735)
Net change in unrealized appreciation (depreciation) on investments	29,384,314	(53,271,267)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	105,580,541	(40,703,126)

FUND SHARE TRANSACTIONS:
Fund share sold [69,068,218 and 38,420,215 shares, respectively]	819,408,827	436,659,832
Fund share repurchased [13,956,962 and 118,962,530 shares, respectively]	(163,618,605)	(1,354,176,059)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	655,790,222	(917,516,227)

TOTAL INCREASE (DECREASE) IN NET ASSETS	761,370,763	(958,219,353)
NET ASSETS:
Beginning of year	1,587,347,505	2,545,566,858

End of year	$2,348,718,268	$1,587,347,505

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST NEUBERGER BERMAN CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 104.3% ASSET-BACKED SECURITIES(c) — 1.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities
Aegis Asset Backed Securities Trust, Series 2004-4, Class M1	1.070%		10/25/34	4,192	$3,847,864
Carrington Mortgage Loan Trust, Series 2005-NC5, Class M1	0.650%		10/25/35	4,000	3,468,528
Nomura Home Equity Loan, Inc., Series 2006-HE1, Class M1	0.580%		02/25/36	3,300	2,962,780
Park Place Securities, Inc., Series 2005-WCH1, Class M4	1.000%		01/25/36	1,575	1,399,162

TOTAL ASSET-BACKED SECURITIES (cost $11,676,640)					11,678,334

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.1%
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4	5.634%		07/10/46	2,114	2,211,406
Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4	5.414%		09/10/47	1,539	1,609,949
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class XA, IO	1.150%	(c)	07/10/47	11,294	881,930
COMM Mortgage Trust, Series 2013-CR12, Class XA, IO	1.417%	(c)	10/10/46	19,643	1,667,831
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS6, Class XA, IO	1.088%	(c)	12/10/47	23,232	1,662,835
Commercial Mortgage Trust, Series 2007-GG9, Class A4	5.444%		03/10/39	2,000	2,133,356
Commercial Mortgage Trust, Series 2007-GG11, Class A4	5.736%		12/10/49	2,200	2,382,703
Credit Suisse Commercial Mortgage Trust, Series 2006-C4, Class A3	5.467%		09/15/39	821	863,824
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class A3	5.383%		02/15/40	1,626	1,724,288
GS Mortgage Securities Trust, Series 2004-GC26, Class XA, IO	1.116%		11/10/47	19,750	1,575,438
GS Mortgage Securities Trust, Series 2007-GG10, Class A4	5.796%	(c)	08/10/45	903	977,371
GS Mortgage Securities Trust, Series 2012-GC6, Class XA, IO, 144A	2.119%	(c)	01/10/45	6,682	712,186
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4	5.814%	(c)	06/12/43	2,109	2,211,376
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3	5.336%		05/15/47	1,967	2,089,424
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3	5.420%		01/15/49	2,354	2,513,037
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4	5.787%	(c)	06/15/49	2,300	2,469,193
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4	5.882%	(c)	02/15/51	2,600	2,814,326
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49	2,364	2,501,883
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4	5.747%	(c)	06/12/50	3,000	3,239,625
Morgan Stanley Bank of America Merrill Lynch
Trust, Series 2013-C9, Class XA, IO	1.444%	(c)	05/15/46	10,793	770,273
Morgan Stanley Bank of America Merrill Lynch
Trust, Series 2013-C13, Class XA, IO	1.232%	(c)	11/15/46	12,572	939,229
Morgan Stanley Bank of America Merrill Lynch
Trust, Series 2014-C15, Class XA, IO	1.219%	(c)	04/15/47	14,408	1,078,288

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A4	5.364%		03/15/44	1,150	$1,232,399
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class XA, IO, 144A	1.849%	(c)	12/10/45	4,876	500,871
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3	5.716%	(c)	06/15/49	3,186	3,419,830
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA, IO, 144A	2.214%	(c)	11/15/45	6,710	751,974
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class XA, IO, 144A	1.495%	(c)	03/15/45	16,732	1,215,374
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class XA, IO	1.203%	(c)	08/15/47	14,951	1,195,097
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class XA, IO	0.969%	(c)	09/15/57	15,472	1,011,574
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class XA, IO	0.960%	(c)	11/15/47	21,500	1,460,904
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, IO	1.461%	(c)	03/15/47	10,904	918,370

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $51,058,936)					50,736,164

CORPORATE BONDS — 28.7%
Aerospace & Defense — 0.7%
L-3 Communications Corp., Gtd. Notes	3.950%		11/15/16	2,830	2,952,814
Northrop Grumman Corp., Sr. Unsec’d. Notes	1.750%		06/01/18	2,875	2,854,340

					5,807,154

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust, Equipment Trust	3.700%		04/01/28	845	849,225

Banks — 4.8%
Alfa Bank OJSC Via Alfa Bond Issuance PLC (Russia), Sub. Notes, RegS	7.500%		09/26/19	200	168,760
Bank of America Corp., Sub. Notes, MTN	4.250%		10/22/26	3,370	3,362,434
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%		11/08/19	2,980	2,961,792
BBVA Bancomer SA (Mexico), Sr. Unsec’d. Notes, 144A	4.375%		04/10/24	2,500	2,512,500
BBVA Bancomer SA (Mexico), Sub. Notes, RegS	6.500%		03/10/21	170	184,093
Branch Banking & Trust Co., Sr. Unsec’d. Notes	1.350%		10/01/17	900	895,163
Citigroup, Inc., Sr. Unsec’d. Notes	1.350%		03/10/17	3,185	3,169,976
Citigroup, Inc., Sub. Notes	5.300%		05/06/44	2,430	2,662,476
Comcel Trust (Guatemala), Gtd. Notes, 144A	6.875%		02/06/24	250	261,875
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	1.350%		05/30/17	3,015	2,989,596
Development Bank of Kazakhstan JSC (Kazakhstan), Sr. Unsec’d. Notes, RegS	5.500%		12/20/15	400	399,200
HSBC Holdings PLC (United Kingdom), Sub. Notes	5.250%		03/14/44	1,415	1,585,019
Huntington National Bank (The), Sr. Unsec’d. Notes	1.350%		08/02/16	1,905	1,906,013
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	1.350%		02/15/17	5,070	5,069,888
JPMorgan Chase & Co., Sub. Notes(a)	4.125%		12/15/26	1,805	1,806,823
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	2.450%		04/16/19	2,890	2,871,198
MUFG Union Bank NA, Sr. Unsec’d. Notes	2.250%		05/06/19	1,330	1,325,554

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
TC Ziraat Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.250%		07/03/19	200	$199,760
Wells Fargo & Co., Jr. Sub. Notes	5.900%	(c)	12/29/49	4,250	4,281,875
Wells Fargo & Co., Sub. Notes, MTN	4.650%		11/04/44	1,465	1,511,676

					40,125,671

Beverages — 0.5%
Fomento Economico Mexicano SAB de CV (Mexico), Sr. Unsec’d. Notes	4.375%		05/10/43	1,500	1,401,693
Suntory Holdings Ltd. (Japan), Sr. Unsec’d. Notes, 144A	2.550%		09/29/19	3,010	3,015,800

					4,417,493

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	2.200%		05/22/19	2,005	1,996,573

Capital Markets — 2.1%
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	2.550%		10/23/19	3,575	3,561,944
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%		02/07/16	2,805	2,878,093
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.800%		07/08/44	2,170	2,324,239
Morgan Stanley, Sr. Unsec’d. Notes	1.875%		01/05/18	3,185	3,173,343
Morgan Stanley, Sr. Unsec’d. Notes	3.700%		10/23/24	2,930	2,969,907
Morgan Stanley, Sub. Notes, MTN	4.350%		09/08/26	2,385	2,399,250

					17,306,776

Chemicals — 0.5%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44	1,875	1,898,807
Eastman Chemical Co., Sr. Unsec’d. Notes	2.700%		01/15/20	2,310	2,323,109

					4,221,916

Commercial Services & Supplies — 0.4%
ERAC USA Finance LLC, Gtd. Notes, 144A	2.350%		10/15/19	2,915	2,893,274

Construction Materials
Cemex SAB de CV (Mexico), Notes, RegS	9.500%		06/15/18	200	218,000

Diversified Financial Services — 0.8%
Air Lease Corp., Sr. Unsec’d. Notes	3.375%		01/15/19	1,710	1,731,375
Air Lease Corp., Sr. Unsec’d. Notes(a)	3.875%		04/01/21	1,020	1,025,100
Corp. Financiera de Desarrollo SA (Peru), Sub. Notes, 144A	5.250%	(c)	07/15/29	200	203,040
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.700%		05/09/16	2,295	2,303,124
Jefferies Group LLC, Sr. Unsec’d. Notes	6.875%		04/15/21	1,240	1,409,582

					6,672,221

Diversified Telecommunication Services — 2.1%
Qwest Corp., Sr. Unsec’d. Notes	6.750%		12/01/21	3,915	4,526,950
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.050%		03/15/34	2,395	2,554,806
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%		09/15/23	5,375	5,935,252
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.550%		09/15/43	2,105	2,696,819
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A	5.012%		08/21/54	1,318	1,363,536

					17,077,363

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric Utilities — 1.0%
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes .	4.600%		12/15/44	2,980	$3,121,598
Empresa Electrica Angamos SA (Chile), Sr. Sec’d. Notes, 144A	4.875%		05/25/29	200	196,500
Eskom Holdings SOC Ltd. (South Africa), Sr. Unsec’d. Notes, RegS	5.750%		01/26/21	200	201,000
Eskom Holdings SOC Ltd. (South Africa), Sr. Unsec’d. Notes, RegS	6.750%		08/06/23	200	207,500
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	4.000%		10/01/20	4,385	4,575,340
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	8.000%		08/07/19	200	231,800

					8,533,738

Electrical Equipment — 0.5%
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44	3,695	4,061,625

Food & Staples Retailing — 0.4%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.000%		04/11/43	1,630	1,691,092
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.300%		04/22/44	1,095	1,195,243

					2,886,335

Food Products — 0.5%
Grupo Bimbo SAB de CV (Mexico), Gtd. Notes, 144A	3.875%		06/27/24	3,825	3,840,032
Marfrig Overseas Ltd. (Brazil), Gtd. Notes, 144A	9.500%		05/04/20	200	202,000
Minerva Luxembourg SA (Brazil), Gtd. Notes, RegS	7.750%		01/31/23	200	196,000

					4,238,032

Health Care Equipment & Supplies — 0.2%
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	1.300%		02/01/17	1,655	1,645,734

Insurance — 0.3%
Allstate Corp. (The), Sub. Notes(a)	5.750%	(c)	08/15/53	2,470	2,602,763

Internet & Catalog Retail — 0.3%
Amazon.com, Inc., Sr. Unsec’d. Notes(a)	3.800%		12/05/24	1,040	1,065,501
Amazon.com, Inc., Sr. Unsec’d. Notes	4.950%		12/05/44	1,750	1,807,759

					2,873,260

Media — 1.5%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.800%		03/15/22	1,065	1,083,499
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes(a)	3.950%		01/15/25	2,370	2,388,650
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	4.450%		04/01/24	1,875	1,961,820
Scripps Networks Interactive, Inc., Sr. Unsec’d. Notes	2.750%		11/15/19	1,195	1,200,001
Sky PLC (United Kingdom), Gtd. Notes, 144A	3.750%		09/16/24	1,400	1,408,574
Thomson Reuters Corp., Sr. Unsec’d. Notes	1.300%		02/23/17	850	845,543
Thomson Reuters Corp., Sr. Unsec’d. Notes	1.650%		09/29/17	970	964,056
Viacom, Inc., Sr. Unsec’d. Notes	2.750%		12/15/19	2,305	2,309,571

					12,161,714

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Metals & Mining — 1.6%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes(a)	4.100%	05/01/23	3,475	$3,381,863
CITIC Ltd. (China), Sr. Unsec’d. Notes	6.800%	01/17/23	200	230,310
Codelco, Inc. (Chile), Sr. Unsec’d. Notes, RegS	6.150%	10/24/36	400	475,552
Freeport-McMoRan, Inc., Gtd. Notes(a)	3.875%	03/15/23	1,275	1,202,116
Freeport-McMoRan, Inc., Gtd. Notes(a)	4.550%	11/14/24	7,520	7,302,131
Vale SA (Brazil), Sr. Unsec’d. Notes(a)	5.625%	09/11/42	340	316,679

				12,908,651

Oil, Gas & Consumable Fuels — 6.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	3.450%	07/15/24	2,465	2,406,429
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	4.500%	07/15/44	1,860	1,805,083
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	5.950%	09/15/16	2,220	2,374,024
Apache Corp., Sr. Unsec’d. Notes	4.750%	04/15/43	1,305	1,223,822
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.535%	11/04/24	1,895	1,884,216
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.814%	02/10/24	3,215	3,235,865
CNOOC Nexen Finance 2014 ULC (China), Gtd. Notes	1.625%	04/30/17	5,475	5,448,266
ConocoPhillips Co., Gtd. Notes	4.300%	11/15/44	1,405	1,469,752
Energy Transfer Partners LP, Sr. Unsec’d. Notes	6.500%	02/01/42	2,750	3,160,990
Enterprise Products Operating LLC, Gtd. Notes	2.550%	10/15/19	1,835	1,816,525
Genel Energy Finance PLC (United Kingdom), Gtd. Notes	7.500%	05/14/19	200	168,000
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, RegS	6.375%	04/09/21	1,150	1,162,937
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, RegS	9.125%	07/02/18	200	218,810
Kinder Morgan Energy Partners LP, Gtd. Notes(a)	4.150%	02/01/24	2,965	2,957,416
Kinder Morgan Energy Partners LP, Gtd. Notes	5.500%	03/01/44	2,265	2,302,461
Kinder Morgan, Inc., Gtd. Notes	5.550%	06/01/45	3,845	3,938,161
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050%	11/15/44	1,915	1,892,840
Offshore Drilling Holding SA (Mexico), Sr. Sec’d. Notes, RegS	8.625%	09/20/20	200	174,000
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.625%	01/19/25	220	168,850
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, RegS	6.450%	05/30/44	200	208,800
Petrobras Global Finance BV (Brazil), Gtd. Notes	3.000%	01/15/19	1,095	968,057
Petroleos Mexicanos (Mexico), Gtd. Notes	6.375%	01/23/45	1,495	1,693,088
Petroleos Mexicanos (Mexico), Gtd. Notes	6.500%	06/02/41	250	286,875
Petroleos Mexicanos (Mexico), Gtd. Notes	6.625%	06/15/35	200	231,000
Phillips 66, Gtd. Notes	4.875%	11/15/44	1,910	1,954,973
Sinopec Group Overseas Development 2012 Ltd. (China), Gtd. Notes, RegS	3.900%	05/17/22	300	305,267
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, RegS	4.375%	04/10/24	700	734,259
State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec’d. Notes	5.450%	02/09/17	250	256,875
State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec’d. Notes, MTN	4.750%	03/13/23	420	405,327

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Statoil ASA (Norway), Gtd. Notes	2.250%	11/08/19	2,315	$2,316,343
Transocean, Inc., Gtd. Notes(a)	3.800%	10/15/22	3,505	2,840,189

				50,009,500

Pharmaceuticals — 1.2%
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	2.375%	10/08/19	4,385	4,402,400
Express Scripts Holding Co., Gtd. Notes	2.250%	06/15/19	3,815	3,774,149
McKesson Corp., Sr. Unsec’d. Notes	1.292%	03/10/17	1,750	1,741,061

				9,917,610

Real Estate Investment Trusts (REITs) — 0.5%
Health Care REIT, Inc., Sr. Unsec’d. Notes	2.250%	03/15/18	1,405	1,413,792
Vornado Realty LP, Sr. Unsec’d. Notes	2.500%	06/30/19	2,670	2,646,870

				4,060,662

Real Estate Management & Development — 0.5%
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), Gtd. Notes, 144A(a)	1.750%	09/15/17	2,775	2,760,065
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), Gtd. Notes, 144A	2.700%	09/17/19	1,650	1,649,520

				4,409,585

Technology Hardware, Storage & Peripherals — 0.4%
Hewlett-Packard Co., Sr. Unsec’d. Notes	2.650%	06/01/16	3,075	3,133,308

Tobacco — 1.3%
Altria Group, Inc., Gtd. Notes	2.625%	01/14/20	3,145	3,154,130
Altria Group, Inc., Gtd. Notes	5.375%	01/31/44	1,510	1,718,860
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.250%	11/10/44	2,145	2,181,214
Reynolds American, Inc., Gtd. Notes(a)	4.750%	11/01/42	4,155	4,032,639

				11,086,843

Wireless Telecommunication Services — 0.3%
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.800%	06/15/44	2,140	2,180,566
VimpelCom Holdings BV (Russia), Gtd. Notes, RegS	7.504%	03/01/22	200	162,000

				2,342,566

TOTAL CORPORATE BONDS
(cost $236,944,619)				238,457,592

FOREIGN GOVERNMENT BONDS — 5.6%
Bahrain Government International Bond (Bahrain), Bonds, 144A	6.000%	09/19/44	200	189,500
Banco Nacional De Desenvolvimento Economico E Social (Brazil), Sr. Unsec’d. Notes, RegS	6.369%	06/16/18	120	127,920
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	4.854%	02/06/24	400	416,000
Bolivian Government International Bond (Bolivia), Sr. Unsec’d. Notes, RegS(a)	5.950%	08/22/23	650	682,500
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%	01/07/41	500	538,750
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	8.250%	01/20/34	200	274,500

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	5.625%	02/26/44		200	$225,000
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	7.375%	09/18/37		150	202,125
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	8.125%	05/21/24		500	663,750
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes, RegS	6.250%	04/27/17		400	424,268
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes, RegS	6.750%	11/05/19		400	438,000
Development Bank of Mongolia LLC (Mongolia), Gov’t. Gtd. Notes, RegS	5.750%	03/21/17		200	192,000
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	6.600%	01/28/24		200	213,000
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, RegS	6.875%	04/30/40		150	154,125
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, RegS	5.000%	09/23/21		200	203,576
Federal Democratic Republic of Ethiopia (Ethiopia), Unsec’d. Notes, 144A	6.625%	12/11/24		200	195,000
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%	11/22/23		300	332,250
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes(a)	7.625%	03/29/41		500	664,750
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	6.750%	01/15/44		300	371,250
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	7.750%	01/17/38		400	523,500
Italy Buoni Poliennali del Tesoro (Italy), Bonds	4.000%	02/01/37	EUR	2,040	2,849,528
Italy Buoni Poliennali del Tesoro (Italy), Bonds, TIPS	4.500%	03/01/26	EUR	4,740	7,068,617
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes, RegS	5.375%	07/23/24		200	191,040
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes, RegS	5.750%	12/31/32		600	573,000
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes	7.625%	07/09/25		200	209,000
Kenya Government International Bond (Kenya), Notes, 144A	6.875%	06/24/24		200	209,500
Mexican Bonos (Mexico), Bonds	7.750%	11/13/42	MXN	40,700	3,175,821
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44		450	469,125
Mongolia Government International Bond (Mongolia), Sr. Unsec’d. Notes, RegS	5.125%	12/05/22		200	172,000
Morocco Government International Bond (Morocco), Sr. Unsec’d. Notes, RegS	4.250%	12/11/22		200	202,500
Morocco Government International Bond (Morocco), Sr. Unsec’d. Notes, RegS	5.500%	12/11/42		220	226,387
Pakistan Government International Bond (Pakistan), Sr. Unsec’d. Notes, RegS	8.250%	04/15/24		300	308,250
Panama Government International (Panama), Sr. Unsec’d. Notes	6.700%	01/26/36		200	258,500
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	5.625%	11/18/50		200	235,500
Republic of Azerbaijan International Bond (Azerbaijan), Sr. Unsec’d. Notes, RegS	4.750%	03/18/24		200	196,500
Republic of Ghana (Ghana), Unsec’d. Notes, 144A	8.125%	01/18/26		200	185,000

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Republic of Iraq (Iraq), Unsec’d. Notes, RegS	5.800%	01/15/28		350	$292,250
Republic of Paraguay (Paraguay), Notes, 144A	6.100%	08/11/44		200	213,000
Republic of Serbia (Serbia), Sr. Unsec’d. Notes, RegS	5.250%	11/21/17		400	410,800
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	6.125%	01/22/44		180	218,025
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS	6.750%	02/07/22		80	96,290
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, RegS	3.250%	04/04/17		200	190,628
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, RegS(a)	7.500%	03/31/30		1,245	1,290,547
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, 144A	4.125%	02/18/19		200	209,504
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, 144A	5.250%	02/18/24		800	879,000
South Africa Government Bond (South Africa), Bonds	6.500%	02/28/41	ZAR	49,855	3,354,597
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	5.875%	09/16/25		200	225,250
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	6.875%	05/27/19		400	457,000
Spanish Government Bond (Spain), Bonds	5.150%	10/31/44	EUR	3,585	6,202,921
Spanish Government Bond (Spain), Sr. Unsec’d. Notes	4.650%	07/30/25	EUR	4,520	6,972,721
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, 144A	5.125%	04/11/19		200	201,500
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.750%	04/03/18		200	222,500
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	03/11/19		200	228,000
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.375%	02/05/25		250	311,095
Turkey Government International Bond (Turkey), Unsec’d. Notes	6.625%	02/17/45		300	368,175
Vietnam Government International Bond (Vietnam), Sr. Unsec’d. Notes, 144A	4.800%	11/19/24		226	232,215

TOTAL FOREIGN GOVERNMENT BONDS (cost $46,317,366)					46,138,050

U.S. GOVERNMENT AGENCY OBLIGATIONS — 35.0%
Federal Farm Credit Bank	1.460%	11/19/19		2,695	2,609,426
Federal Home Loan Bank	0.125%	04/14/15		1,500	1,499,784
Federal Home Loan Bank	0.250%	01/12/16		50,000	49,900,300
Federal Home Loan Bank	5.500%	07/15/36		3,265	4,477,706
Federal Home Loan Mortgage Corp.	3.500%	03/01/42-09/01/44		9,882	10,292,861
Federal Home Loan Mortgage Corp.	3.500%	TBA		525	545,877
Federal Home Loan Mortgage Corp.	4.000%	10/01/40-08/01/44		13,129	14,047,675
Federal Home Loan Mortgage Corp.	4.000%	TBA		12,175	12,977,789
Federal Home Loan Mortgage Corp.	4.500%	05/01/39-09/01/44		10,451	11,341,814
Federal Home Loan Mortgage Corp.	4.500%	TBA		7,670	8,313,261
Federal Home Loan Mortgage Corp.	5.000%	06/01/40-12/01/41		3,211	3,557,671
Federal Home Loan Mortgage Corp.	5.500%	03/01/28-05/01/40		2,679	3,002,475
Federal Home Loan Mortgage Corp.	6.000%	09/01/27-05/01/40		1,818	2,054,621
Federal National Mortgage Assoc.	1.600%	12/24/20		4,425	4,321,844
Federal National Mortgage Assoc.(a)	1.750%	09/12/19		3,095	3,102,669
Federal National Mortgage Assoc.	3.000%	01/01/43-08/01/43		3,987	4,039,059
Federal National Mortgage Assoc.	3.000%	TBA		1,965	1,987,720
Federal National Mortgage Assoc.	3.500%	12/01/41-10/01/43		15,959	16,672,902

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	3.500%	TBA	6,210	$6,473,441
Federal National Mortgage Assoc.	4.000%	12/01/40-11/01/44	20,825	22,326,623
Federal National Mortgage Assoc.	4.000%	TBA	26,750	28,549,042
Federal National Mortgage Assoc.	4.500%	05/01/29-08/01/44	24,525	26,647,490
Federal National Mortgage Assoc.	4.500%	TBA	15,620	16,955,023
Federal National Mortgage Assoc.	5.000%	01/01/17-07/01/44	16,552	18,189,634
Federal National Mortgage Assoc.	5.000%	TBA	1,465	1,618,567
Federal National Mortgage Assoc.	5.500%	07/01/25-09/01/41	10,612	11,885,189
Federal National Mortgage Assoc.	6.000%	10/01/37-09/01/40	1,377	1,561,217
Tennessee Valley Authority	4.625%	09/15/60	2,138	2,428,954

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $288,387,977)				291,380,634

U.S. TREASURY OBLIGATIONS — 24.8%
U.S. Treasury Bonds	3.875%	08/15/40	8,575	10,468,197
U.S. Treasury Bonds(a)	5.500%	08/15/28	37,110	50,666,728
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.750%	01/15/28	3,765	4,831,164
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.000%	01/15/26	17,935	24,588,272
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.875%	04/15/29	1,165	2,408,435
U.S. Treasury Notes(a)	2.750%	02/15/24	12,550	13,205,938
U.S. Treasury Notes	3.625%	08/15/19	83,865	91,491,515
U.S. Treasury Notes	6.250%	08/15/23	6,420	8,548,127

TOTAL U.S. TREASURY OBLIGATIONS (cost $205,228,198)				206,208,376

			Shares
EXCHANGE TRADED FUNDS — 2.7%
iShares 0-5 Year High Yield Corporate Bond ETF(a)			62,000	3,011,340
iShares iBoxx $ High Yield Corporate Bond ETF(a)			87,000	7,795,200
SPDR Barclays High Yield Bond ETF(a)			304,000	11,737,440

TOTAL EXCHANGE TRADED FUNDS (cost $23,033,682)				22,543,980

TOTAL LONG-TERM INVESTMENTS (cost $862,647,418)				867,143,130

SHORT-TERM INVESTMENTS — 10.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 8.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $74,374,791; includes $51,387,943 of cash collateral for securities on loan)(b)(w) (Note 4)			74,374,791	74,374,791

			Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATION — 1.2%
Federal Agricultural Mortgage Corp. (cost $9,997,750)	0.090%	04/01/15	10,000	9,997,850

TOTAL SHORT-TERM INVESTMENTS (cost $84,372,541)				84,372,641

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Value (Note 2)
TOTAL INVESTMENTS — 114.4% (cost $947,019,959)	$951,515,771
Liabilities in excess of other assets(x) — (14.4)%	(120,055,638)

NET ASSETS — 100.0%	$831,460,133

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $50,183,230; cash collateral of $51,387,943 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
99	90 Day Euro Dollar	Dec. 2016	$24,280,025	$24,287,175	$7,150
57	90 Day Euroyen	Mar. 2015	11,873,612	11,876,586	2,974
36	90 Day New Zealand Bank Bill	Dec. 2015	3,260,359	3,265,734	5,375

					15,499

Short Positions:
87	2 Year U.S. Treasury Notes	Mar. 2015	19,039,406	19,017,656	21,750
566	5 Year U.S. Treasury Notes	Mar. 2015	67,219,977	67,314,203	(94,226)
477	10 Year U.S. Treasury Notes	Mar. 2015	60,147,731	60,482,109	(334,378)
62	20 Year U.S. Treasury Bonds	Mar. 2015	8,868,257	8,962,875	(94,618)
54	30 Year Euro BUXL	Mar. 2015	9,672,051	10,126,838	(454,787)
92	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	14,492,719	15,197,250	(704,531)
143	Euro Currency	Mar. 2015	22,019,590	21,641,263	378,327
94	Mexican Peso Currency	Mar. 2015	3,308,800	3,172,500	136,300
81	South African Rand Currency	Mar. 2015	3,547,956	3,462,750	85,206

					(1,060,957)

					$(1,045,458)

(1)	Cash of $3,675,160 segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$22,543,980	$—	$—
Asset-Backed Securities
Residential Mortgage-Backed Securities	—	11,678,334	—
Commercial Mortgage-Backed Securities	—	50,736,164	—
Corporate Bonds	—	237,608,367	849,225
Foreign Government Bonds	—	46,138,050	—
U.S. Government Agency Obligations	—	301,378,484	—
U.S. Treasury Obligations	—	206,208,376	—
Affiliated Money Market Mutual Fund	74,374,791	—	—
Other Financial Instruments*
Futures	(1,045,458)	—	—

Total	$95,873,313	$853,747,775	$849,225

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds
Balance as of 12/31/13	$6,297,125
Realized gain (loss)	194,995
Change in unrealized appreciation (depreciation)**	92,243
Purchases	845,000
Sales	(6,579,932)
Accrued discount/premium	(206)

Balance as of 12/31/14	$849,225

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

**	Of which, $4,225 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income securities valuation models.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

U.S. Government Agency Obligations	36.2%
U.S. Treasury Obligations	24.8
Affiliated Money Market Mutual Fund (6.2% represents investments purchased with collateral from securities on loan)	8.9
Commercial Mortgage-Backed Securities	6.1
Oil, Gas & Consumable Fuels	6.0
Foreign Government Bonds	5.6
Banks	4.8
Exchange Traded Funds	2.7
Capital Markets	2.1
Diversified Telecommunication Services	2.1
Metals & Mining	1.6
Media	1.5
Residential Mortgage-Backed Securities	1.4
Tobacco	1.3
Pharmaceuticals	1.2
Electric Utilities	1.0
Diversified Financial Services	0.8
Aerospace & Defense	0.7

Beverages	0.5%
Real Estate Management & Development	0.5
Food Products	0.5
Chemicals	0.5
Electrical Equipment	0.5
Real Estate Investment Trusts (REITs)	0.5
Technology Hardware, Storage & Peripherals	0.4
Commercial Services & Supplies	0.4
Food & Staples Retailing	0.4
Internet & Catalog Retail	0.3
Insurance	0.3
Wireless Telecommunication Services	0.3
Biotechnology	0.2
Health Care Equipment & Supplies	0.2
Airlines	0.1

114.4
Liabilities in excess of other assets	(14.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$37,249	*	Due from/to broker — variation margin futures	$1,682,540	*
Foreign exchange contracts	Due from/to broker — variation margin futures	599,833	*	—	—

Total		$637,082			$1,682,540

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(3,554,188)
Foreign exchange contracts	1,211,193

Total	$(2,342,995)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(3,027,240)
Foreign exchange contracts	599,833

Total	$(2,427,407)

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long position was $31,836,299 and the average value at trade date for futures short position was $128,814,371.

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $50,183,230:
Unaffiliated investments (cost $872,645,168)	$877,140,980
Affiliated investments (cost $74,374,791)	74,374,791
Cash	2,006
Deposit with broker	3,675,160
Dividends and interest receivable	6,452,019
Receivable for investments sold	2,474,289
Receivable for fund share sold	52,546
Prepaid expenses	4,325

Total Assets	964,176,116

LIABILITIES:
Payable for investments purchased	79,818,990
Payable to broker for collateral for securities on loan	51,387,943
Payable to custodian	1,092,779
Due to broker-variation margin futures	143,179
Advisory fees payable	132,328
Accrued expenses and other liabilities	79,789
Payable for fund share repurchased	46,985
Distribution fee payable	13,629
Affiliated transfer agent fee payable	361

Total Liabilities	132,715,983

NET ASSETS	$831,460,133

Net assets were comprised of:
Paid-in capital	$764,687,225
Retained earnings	66,772,908

Net assets, December 31, 2014	$831,460,133

Net asset value and redemption price per share, $831,460,133 / 76,811,350 outstanding shares of beneficial interest	$10.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$14,045,480
Unaffiliated dividend income	175,149
Affiliated dividend income	71,225
Affiliated income from securities lending, net	24,451

14,316,305

EXPENSES
Advisory fees	3,893,627
Distribution fee	569,198
Custodian and accounting fees	131,000
Audit fee	38,000
Trustees’ fees	13,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Insurance expenses	7,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	13,312

Total expenses	4,694,137
Less: advisory fee waivers and/or expense reimbursement	(865,632)

Net expenses	3,828,505

NET INVESTMENT INCOME	10,487,800

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	8,887,594
Futures transactions	(2,342,995)
Foreign currency transactions	(8,893)

6,535,706

Net change in unrealized appreciation (depreciation) on:
Investments	13,344,313
Futures	(2,427,407)
Foreign currencies	20,147

10,937,053

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	17,472,759

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,960,559

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$10,487,800	$6,108,018
Net realized gain (loss) on investment and foreign currency transactions	6,535,706	(3,980,990)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	10,937,053	(16,148,543)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,960,559	(14,021,515)

FUND SHARE TRANSACTIONS:
Fund share sold [33,812,642 and 13,557,568 shares, respectively]	363,281,535	141,310,179
Fund share repurchased [5,970,105 and 22,239,894 shares]	(63,679,345)	(234,024,942)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	299,602,190	(92,714,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS	327,562,749	(106,736,278)
NET ASSETS:
Beginning of year	503,897,384	610,633,662

End of year	$831,460,133	$503,897,384

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 100.6% ASSET-BACKED SECURITIES — 15.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligation
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.494%	(c)	04/25/19	930	$922,360

Collateralized Loan Obligations — 9.0%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.684%	(c)	07/15/26	8,750	8,660,993
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.411%	(c)	04/20/25	14,150	13,910,388
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class B2, 144A	3.360%		04/20/25	1,500	1,449,156
AIMCO CLO (Cayman Islands), Series 2014-AA, Class A, 144A	1.763%	(c)	07/20/26	8,000	7,952,196
ALM XI Ltd. (Cayman Islands), Series 2014-11A, Class A2A, 144A	2.234%	(c)	10/17/26	4,750	4,640,492
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.419%	(c)	07/13/25	12,700	12,480,379
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A2B, 144A	3.500%		07/13/25	4,450	4,330,404
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.733%	(c)	04/28/26	11,650	11,563,494
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A2A, 144A	2.483%	(c)	04/28/26	3,100	3,057,280
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.833%	(c)	10/15/26	8,750	8,721,070
ARES XXVI CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.331%	(c)	04/15/25	5,500	5,391,187
ARES XXXI CLO Ltd. (Cayman Islands), Series 2014-31A, Class A1, 144A	1.678%	(c)	08/28/25	4,000	3,981,270
ARES XXXI CLO Ltd. (Cayman Islands), Series 2014-31A, Class A2, 144A	2.188%	(c)	08/28/25	4,000	3,903,196
Arrowpoint CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	1.785%	(c)	10/15/26	8,750	8,654,530
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.796%	(c)	10/15/26	4,500	4,471,869
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class B, 144A	2.656%	(c)	10/15/26	750	743,779
Atrium VII (Cayman Islands), Series 7AR, Class BR, 144A	1.982%	(c)	11/16/22	3,250	3,203,791
Battalion CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.632%	(c)	10/22/25	7,500	7,423,160
Battalion CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1, 144A	1.720%	(c)	04/17/26	7,150	7,097,209
Battalion CLO Ltd. (Cayman Islands), Series 2014-5A, Class A2A, 144A	2.370%	(c)	04/17/26	2,000	1,966,386
Battalion CLO Ltd. (Cayman Islands), Series 2014-5A, Class A2B, 144A	4.410%		04/17/26	2,000	1,986,181
Battalion CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.800%	(c)	10/17/26	9,250	9,217,983
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.431%	(c)	07/15/24	12,200	11,990,386
BMI CLO I (Cayman Islands), Series 2013-1AR, Class A1R, 144A	1.172%	(c)	08/01/21	4,133	4,112,646
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.378%	(c)	04/17/25	11,900	11,686,112
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1A, 144A	1.678%	(c)	07/27/26	7,500	7,471,426

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Collateralized Loan Obligations (continued)
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.780%	(c)	10/18/26		5,000	$4,961,426
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.685%	(c)	07/15/26		2,450	2,424,656
Flagship VII Ltd. CLO (Cayman Islands), Series 2013-7A, Class A1, 144A	1.701%	(c)	01/20/26		14,800	14,676,327
Fraser Sullivan CLO I Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.711%	(c)	03/15/20		3,000	2,987,388
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.704%	(c)	10/15/26		8,500	8,418,726
ICG US CLO (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.320%		01/25/27		3,750	3,690,375
ING Investment Management CLO (Cayman Islands), Series 2013-1A, Class A1, 144A	1.370%	(c)	04/15/24		7,650	7,512,337
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.822%	(c)	05/15/26		5,450	5,430,754
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	3.670%		05/15/26		1,500	1,488,866
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	1.781%	(c)	07/15/26		5,750	5,718,340
LightPoint Pan-European CLO PLC (Ireland), Series 2006-1A, Class A, 144A	0.338%	(c)	01/31/22	EUR	1,378	1,660,156
Magnetite IX CLO Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.700%	(c)	07/25/26		7,500	7,412,576
Magnetite VI CLO Ltd. (Cayman Islands), Series 2012-6A, Class A, 144A	1.741%	(c)	09/15/23		12,600	12,569,998
Magnetite VIII CLO Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.711%	(c)	04/15/26		8,050	7,983,261
Magnetite XI CLO Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A	1.685%	(c)	01/18/27		2,000	1,978,067
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	1.702%	(c)	05/18/23		950	946,497
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	0.483%	(c)	02/22/20		8	8,208
Mountain View CLO Ltd. (Cayman Islands), Series 2014-1A, Class B, 144A	2.648%	(c)	10/15/26		750	744,207
OZLM Funding CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.382%	(c)	07/22/25		3,500	3,433,016
Regatta III Funding CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.751%	(c)	04/15/26		13,050	12,963,759
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.793%	(c)	10/25/26		9,000	8,949,586
Shackleton III CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25		4,800	4,658,454
Shackleton VI CLO Ltd. (Cayman Islands), Series 2014-6A, Class B1, 144A	2.392%	(c)	07/17/26		1,000	971,869
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.281%	(c)	04/15/25		18,150	17,767,293
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.721%	(c)	10/15/26		6,750	6,677,665
Slater Mill Loan Fund CLO LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.882%	(c)	08/17/22		2,000	2,005,581
Sound Point CLO I Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.931%	(c)	10/20/23		2,150	2,158,567
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.593%	(c)	10/20/26		5,250	5,170,161

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Collateralized Loan Obligations (continued)
THL Credit Wind River CLO Ltd (Cayman Islands), Series 2014-3A, Class A, 144A	1.863%	(c)	01/22/27		8,750	$8,715,000
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.730%		04/18/26		4,850	4,795,200
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.351%	(c)	07/15/25		12,100	11,855,069
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.731%	(c)	04/20/26		6,450	6,401,568
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26		2,000	2,012,346

						359,214,262

Non-Residential Mortgage-Backed Securities — 1.8%
Aire Valley Mortgages PLC (United Kingdom), Series 2006-1A, Class 1B1, 144A	0.647%	(c)	09/20/66		4,000	3,703,466
American Express Credit Account Secured Note Trust, Series 2012-4, Class C, 144A	0.961%	(c)	05/15/20		8,400	8,447,300
Banc of America Funding Trust, Series 2014-R5, Class 1A1, 144A	1.826%	(c)	09/26/45		4,816	4,638,685
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.637%	(c)	03/24/17		10,100	10,098,929
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26		10,900	10,928,078
Granite Master Issuer PLC (United Kingdom), Series 2005-1, Class A5, RegS	0.205%	(c)	12/20/54	EUR	2,473	2,974,428
Granite Master Issuer PLC (United Kingdom), Series 2005-4, Class A5, RegS	0.225%	(c)	12/20/54	EUR	3,275	3,939,770
Granite Master Issuer PLC (United Kingdom), Series 2006-1X, Class A6, RegS	0.225%	(c)	12/20/54	EUR	1,162	1,397,983
Granite Master Issuer PLC (United Kingdom), Series 2006-3, Class A3	0.245%	(c)	12/20/54		961	953,220
Granite Master Issuer PLC (United Kingdom), Series 2006-3, Class A5	0.245%	(c)	12/20/54	EUR	968	1,165,337
Granite Master Issuer PLC (United Kingdom), Series 2007-1, Class 3B1, RegS	0.365%	(c)	12/20/54	EUR	11,200	13,281,543
Granite Master Issuer PLC (United Kingdom), Series 2007-2, Class 3A2, RegS	0.224%	(c)	12/17/54	EUR	1,937	2,329,737
Granite Master Issuer PLC (United Kingdom), Series 2007-2, Class 4A1	0.252%	(c)	12/17/54		4,930	4,888,406
Sierra Timeshare Receivables Funding LLC, Series 2012-3A, Class A, 144A	1.870%		08/20/29		1,612	1,618,084
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29		2,512	2,497,487

						72,862,453

Residential Mortgage-Backed Securities — 4.4%
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class M1	1.220%	(c)	12/25/33		537	506,968
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1	0.810%	(c)	05/25/34		1,261	1,202,045
ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1	0.950%	(c)	04/25/34		2,163	2,050,363
Ameriquest Mortgage Securities, Inc., Series 2004-R1, Class A2	0.770%	(c)	02/25/34		278	264,929
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2003-1, Class M1	1.505%	(c)	02/25/33		1,756	1,660,302

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Argent Securities, Inc., Series 2003-W10, Class M1	1.235%	(c)	01/25/34	2,275	$2,196,251
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class A2	0.935%	(c)	10/25/34	1,493	1,449,786
Asset-Backed Funding Certificates Trust, Series 2004-OPT2, Class M1	0.995%	(c)	08/25/33	1,037	999,925
Asset-Backed Funding Certificates Trust, Series 2004-OPT5, Class A1	0.870%	(c)	06/25/34	854	795,926
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M2	3.686%	(c)	01/15/33	1,005	1,022,125
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M1	1.130%	(c)	12/15/33	1,344	1,289,159
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE2, Class M1	0.995%	(c)	04/25/34	5,592	5,246,401
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE3, Class M1	0.980%	(c)	06/25/34	3,415	3,196,881
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE5, Class M1	1.055%	(c)	08/25/34	3,552	3,433,283
Bear Stearns Asset-Backed Securities I Trust, Series 2004-FR2, Class M2	1.190%	(c)	06/25/34	3,014	2,715,846
Bear Stearns Asset-Backed Securities Trust, Series 2003-2, Class A3	1.670%	(c)	03/25/43	1,254	1,226,753
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE5, Class M1	1.025%	(c)	07/25/34	3,024	2,874,178
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD3, Class 1A	0.660%	(c)	07/25/35	2,874	2,819,043
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class A1	0.550%	(c)	06/25/36	2,821	2,773,631
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class M1	0.995%	(c)	10/25/34	4,935	4,934,590
Countrywide Asset-Backed Certificates, Series 12, Class AF6	4.634%	(c)	03/25/35	1,917	1,944,733
Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M1	0.920%	(c)	02/25/34	4,670	4,455,251
Countrywide Asset-Backed Certificates, Series 2004-BC4, Class M1	1.220%	(c)	11/25/34	2,320	2,171,189
Countrywide Asset-Backed Certificates, Series 2004-SD1, Class A1, 144A	0.850%	(c)	06/25/33	1,658	1,596,611
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A6	5.372%		05/25/35	519	522,114
EquiFirst Mortgage Loan Trust, Series 2004-1, Class 1A1	0.650%	(c)	01/25/34	4,252	4,020,608
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2	1.070%	(c)	12/25/34	3,000	2,906,787
Home Equity Asset Trust, Series 2003-4, Class M1	1.370%	(c)	10/25/33	1,213	1,158,424
Home Equity Asset Trust, Series 2003-6, Class M1	1.220%	(c)	02/25/34	3,426	3,235,868
Home Equity Asset Trust, Series 2005-9, Class 2A4	0.510%	(c)	04/25/36	3,710	3,639,314
HSBC Home Equity Loan Trust, Series 2006-1, Class A2	0.345%	(c)	01/20/36	3,054	3,035,220
HSBC Home Equity Loan Trust, Series 2007-2, Class M1	0.475%	(c)	07/20/36	3,560	3,356,179
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.155%	(c)	12/01/21	6,323	6,216,805

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
MASTR Asset-Backed Securities Trust, Series 2004-HE1, Class M2	1.265%	(c)	09/25/34	4,000	$3,963,268
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2	0.870%	(c)	09/25/34	858	806,778
MASTR Asset-Backed Securities Trust, Series 2004-WMC2, Class M1	1.070%	(c)	04/25/34	3,185	3,036,020
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1	0.890%	(c)	12/25/34	4,531	4,121,742
Merrill Lynch Mortgage Investors Trust, Series 2003-WMC3, Class M3	2.645%	(c)	06/25/34	1,317	1,329,876
Merrill Lynch Mortgage Investors Trust, Series 2004-WMC3, Class M2	2.015%	(c)	01/25/35	1,412	1,386,650
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC1, Class M1	1.100%	(c)	06/25/34	2,706	2,534,655
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC6, Class M1	1.370%	(c)	06/25/33	573	558,512
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1	1.190%	(c)	10/25/33	303	285,899
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE1, Class A4	0.910%	(c)	01/25/34	1,566	1,519,445
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE3, Class M1	1.025%	(c)	03/25/34	6,336	5,997,131
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1	1.070%	(c)	05/25/34	3,592	3,384,367
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1	1.745%	(c)	11/25/32	1,230	1,175,842
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2	0.640%	(c)	08/25/35	4,350	4,185,544
Option Mortgage Loan Trust, Series 2004-1, Class M1	1.070%	(c)	01/25/34	7,751	7,212,555
Option One Mortgage Loan Corp. Asset-Backed Certificates, Series 2003-3, Class A4	1.110%	(c)	06/25/33	697	665,599
Option One Mortgage Loan Corp. Asset-Backed Certificates, Series 2003-5, Class A2	0.810%	(c)	08/25/33	1,460	1,373,541
Option One Mortgage Loan Trust, Series 2003-1, Class A2	1.010%	(c)	02/25/33	1,606	1,493,847
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	0.670%	(c)	12/25/33	709	689,563
Saxon Asset Securities Trust, Series 2004-1, Class A	0.695%	(c)	03/25/35	405	366,499
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	0.935%	(c)	02/25/34	5,731	5,381,145
Structured Asset Investment Loan Trust, Series 2004-1, Class A3	0.970%	(c)	02/25/34	17,467	16,756,056
Structured Asset Investment Loan Trust, Series 2004-6, Class A3	0.970%	(c)	07/25/34	11,336	10,728,080
Structured Asset Investment Loan Trust, Series 2004-7, Class A7	1.010%	(c)	08/25/34	1,692	1,661,649
Structured Asset Investment Loan Trust, Series 2004-8, Class A9	1.170%	(c)	09/25/34	7,741	7,511,113
Structured Asset Investment Loan Trust, Series 2004-11, Class A4	1.070%	(c)	01/25/35	596	587,558
Structured Asset Investment Loan Trust, Series 2004-BNC1, Class A4	1.110%	(c)	09/25/34	4,661	4,499,979
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-7, Class 3A1	5.500%		05/25/19	843	866,141

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-5, Class 1A1	5.500%	05/25/37		606	$636,188

					175,632,730

TOTAL ASSET-BACKED SECURITIES
(cost $597,996,948)					608,631,805

BANK LOANS(c) — 3.1%
Automotive — 0.2%
Allison Transmission, Inc., New Term Loan B-2	2.920%	08/07/17		207	204,834
Chrysler Group LLC, Term Loan B	3.500%	05/24/17		5,486	5,462,929
Schaffler AG (Germany), Term Loan B	4.250%	05/15/20		2,000	1,990,000

					7,657,763

Cable — 0.2%
Cequel Communications LLC, Term Loan B	3.500%	02/14/19		4,376	4,304,431
Charter Communications Operating LLC, Term Loan F	3.000%	01/03/21		1,463	1,431,120
Virgin Media Finance PLC/Virgin Media Bristol LLC, Facility B	3.500%	06/07/20		3,000	2,943,750

					8,679,301

Capital Goods — 0.2%
AECOM Tech Corp., Term Loan B	3.750%	10/15/21		1,600	1,598,183
OGF SA (France), Term Loan B2, Private Placement(g)	4.025%	10/30/20	EUR	2,404	2,908,977
Rac Ltd. (United Kingdom), Term Loan B	5.314%	11/30/21	GBP	1,725	2,672,629
Terex Corp., Term Loan	3.500%	08/13/21		750	738,750

					7,918,539

Capital Markets — 0.1%
Scandlines GmbH (Denmark), Facility B	4.522%	11/04/20	EUR	3,500	4,239,303

Chemicals — 0.1%
CeramTec GmbH (Germany), Initial Euro Term Loan B-1	4.750%	08/30/20	EUR	1,534	1,856,449
CeramTec GmbH (Germany), Term Loan B2	4.750%	08/30/20	EUR	466	564,667

					2,421,116

Electric — 0.1%
Calpine Corp., Term Loan B3	4.000%	10/09/19		5,700	5,616,100

Energy – Other — 0.1%
Western Refining, Inc., Term Loan B	4.250%	11/12/20		4,987	4,831,549

Foods — 0.4%
ARAMARK Corp., US Term Loan D	3.250%	09/09/19		1,940	1,909,284
BC Unlimited Liability Co. (Canada), Term Loan B	4.500%	12/31/21		7,000	6,980,001
H.J. Heinz Co., Term Loan B2	3.500%	06/07/20		7,357	7,300,540
US Foods, Inc., Term Loan B (original cost $1,987,412; purchased 08/15/14)(f)	4.500%	03/29/19		1,990	1,975,970

					18,165,795

Gaming — 0.1%
MGM Resorts International, Term Loan A	2.997%	12/20/17		2,524	2,473,030

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

BANK LOANS(c) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Healthcare & Pharmaceutical — 0.6%
Alere, Inc., Incremental Term Loan B1	4.250%		06/30/17		379	$375,242
Alere, Inc., Term Loan A	3.200%		06/30/16		358	354,626
Biomet, Inc., Term Loan B2	3.733%		07/25/17		3,000	2,982,501
Capsugel Holdings U.S., Inc., Term Loan	3.500%		08/01/18		3,800	3,714,460
CHS/Community Health Systems, Inc., Extended Term Loan	4.250%		01/27/21		1,549	1,543,416
CHS/Community Health Systems, Inc., Incremental Term Loan	3.486%		01/25/17		1,526	1,515,331
Grifols SA, Term Loan B	3.255%		02/26/21		4,619	4,549,573
Hologic, Inc., Refinancing Tranche Term Loan A	2.167%		08/01/17		1,649	1,643,190
Lifepoint Hospitals, Inc., Incremental Term Loan B	2.170%		07/24/17		1,313	1,306,485
Mallinckrodt International Finance SA (Luxembourg), Term Loan B1	3.500%		03/19/21		3,032	2,978,387
RPI Finance Trust, Term Loan B3	3.250%		11/09/18		1,751	1,744,091
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan TL	3.500%		08/05/20		3,000	2,968,749

						25,676,051

Lodging — 0.2%
Hilton Worldwide Finance LLC, Term Loan B2	3.500%		10/26/20		7,547	7,443,396

Non-Captive Finance — 0.1%
Delos Finance SARL (Luxembourg), Term Loan B	3.500%		03/05/21		500	494,792
RBS Worldpay, Inc. (United Kingdom), Term Loan B	5.750%		11/29/19	GBP	2,300	3,565,584

						4,060,376

Packaging — 0.1%
Berry Plastics Group, Inc., Term Loan E	3.750%		01/06/21		2,271	2,209,451

Restaurants — 0.1%
Albertsons Holdings LLC, Term Loan B3	4.000%		08/23/19		3,667	3,642,248

Retailers — 0.1%
Alliance Boots Holdings Ltd. (United Kingdom), Facility B4	3.985%		07/09/17	GBP	2,000	3,113,310

Technology — 0.4%
Avago Technologies Finance Pte Ltd. (Luxembourg), Term Loan	3.750%		05/06/21		5,970	5,937,661
First Data Corp., New Term Loan 2018B	3.755%		09/24/18		2,800	2,737,876
Freescale Semiconductor, Inc., Tranche Term Loan B-4	4.250%		02/28/20		1,720	1,673,080
Interactive Data Corp., Term Loan B	4.750%		05/03/21		3,738	3,705,263
Trans Union LLC, Term Loan B	4.000%		04/09/21		2,233	2,196,837

						16,250,717

TOTAL BANK LOANS (cost $125,848,172)						124,398,045

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.5%
Banc of America Commercial Mortgage Trust, Series 2006-1, Class A1A	5.378%	(c)	09/10/45		4,692	4,844,947
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4	5.729%	(c)	05/10/45		10,210	10,630,570

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889%	(c)	07/10/44	7,436	$7,826,026
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A4	5.356%		10/10/45	2,600	2,721,165
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.577%	(c)	04/10/49	4,825	5,162,503
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A1A	5.361%		02/10/51	3,469	3,747,053
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A3	5.620%		02/10/51	177	177,253
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AAB	5.926%		06/11/50	5,022	5,027,701
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.710%	(c)	12/10/49	8,775	9,515,478
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4	6.142%	(c)	12/10/49	2,780	3,045,357
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	9,000	8,889,912
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	9,770	10,167,258
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617%		10/15/48	7,646	8,035,998
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A3	5.293%		12/11/49	186	187,228
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4	5.322%		12/11/49	1,255	1,328,746
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	4,504	4,746,600
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	2,000	1,942,190
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class A2	2.122%		03/10/46	3,880	3,915,766
Commercial Mortgage Pass-Through Certificates, Series 2013-CR10, Class A3	3.923%		08/10/46	4,000	4,282,584
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS6, Class A4	3.378%		12/10/47	8,000	8,151,592
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	8,750	8,844,631
Commercial Mortgage Trust, Series 2006-C7, Class A1A	5.745%	(c)	06/10/46	289	304,149
Commercial Mortgage Trust, Series 2013-CR12, Class A2	2.904%		10/10/46	6,972	7,181,704
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	12,600	12,616,342
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	17,000	17,255,867
Commercial Mortgage Trust, Series 2014-UBS4, Class A3	3.430%		08/10/47	15,300	15,810,240
Credit Suisse Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class AM	5.467%	(c)	02/15/39	2,840	2,954,077
Credit Suisse Commercial Mortgage Trust, Series 2006-C3, Class A1A	5.806%	(c)	06/15/38	4,649	4,894,251
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832%		04/15/37	6,839	6,849,096
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.654%	(c)	06/25/20	35,798	2,424,817

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.465	%(c)	05/25/22	48,338	$4,163,604
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.506	%(c)	06/25/22	26,234	2,333,357
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.900	%(c)	10/25/22	34,111	1,913,542
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320	%(c)	02/25/23	12,560	13,220,430
FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Series A2	3.060	%(c)	07/25/23	10,000	10,323,280
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%		07/25/23	6,000	6,406,230
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Series X1, IO	0.800	%(c)	10/25/23	34,256	1,931,775
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, IO	1.685	%(c)	08/25/16	15,736	297,294
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.778	%(c)	05/25/19	37,315	2,467,579
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.707	%(c)	07/25/19	37,024	2,376,245
FHLMC Multifamily Structured Pass-Through Certificates, Series Q001, Class XA, IO	2.390	%(c)	02/25/32	31,295	6,288,386
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class X1, IO	0.898	%(c)	09/25/22	41,878	2,282,334
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4	5.238	%(c)	11/10/45	5,829	5,932,630
GS Mortgage Securities Trust, Series 2012-GC6, Class A2	2.539%		01/10/45	764	779,308
GS Mortgage Securities Trust, Series 2014-GC26, Class A4	3.364%		11/10/47	8,000	8,169,248
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	10,400	10,671,471
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4	5.882	%(c)	02/15/51	9,687	10,485,528
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	5,285	5,462,988
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	5,000	4,902,280
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	14,500	14,451,788
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	5.263	%(c)	11/15/40	3,509	3,619,207
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.686	%(c)	05/12/39	2,025	2,126,039
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class AM	5.517	%(c)	02/12/39	930	968,547
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49	16,167	17,112,883
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A3	2.655%		02/15/46	10,000	9,846,190
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	5,000	4,959,505
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	13,600	13,431,469
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.656	%(c)	10/15/42	2,465	2,532,314
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4	5.447	%(c)	02/12/44	880	938,611

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	3,000	$2,970,042
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	13,600	13,596,750
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	12,200	12,225,339
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX	5.179	%(c)	07/15/42	3,500	3,573,938
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.269	%(c)	12/15/44	4,198	4,287,497
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A5	5.416	%(c)	01/15/45	1,085	1,124,058
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3	5.765	%(c)	07/15/45	10,345	10,835,103
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A1A	5.559%		10/15/48	7,728	8,171,239
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	5.572%		10/15/48	10,267	10,851,005
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	6,906	7,318,786
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4(a)	5.509%		04/15/47	8,500	8,952,582
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.716	%(c)	06/15/49	4,968	5,339,695
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.941	%(c)	02/15/51	7,142	7,631,434
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608	%(c)	05/15/46	19,382	20,638,816
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	13,200	13,687,555
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	15,000	15,403,395

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $510,829,783)					500,482,397

CORPORATE BONDS — 30.3%
Airlines — 0.2%
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.150%		04/11/24	4,770	4,900,954
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000%		10/29/24	1,183	1,201,187
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates	5.300%		04/15/19	2,424	2,635,662

					8,737,803

Automotive — 1.6%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.375%		08/01/18	4,800	4,867,344
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A(a)	2.950%		01/11/17	3,400	3,506,971
Dana Holding Corp., Sr. Unsec’d. Notes	5.500%		12/15/24	4,000	4,040,000
Ford Motor Co., Sr. Unsec’d. Notes(a)	4.750%		01/15/43	4,250	4,484,260
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	9,135	9,187,937
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	2.597%		11/04/19	10,200	10,145,134
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.750%		05/15/15	3,980	4,006,630
General Motors Co., Sr. Unsec’d. Notes	4.000%		04/01/25	4,620	4,631,550
General Motors Co., Sr. Unsec’d. Notes(a)	4.875%		10/02/23	3,640	3,894,800

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Automotive (continued)
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	5,215	$6,229,839
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700%		03/15/17	670	686,519
Lear Corp., Gtd. Notes	5.250%		01/15/25	6,325	6,404,062

					62,085,046

Banking — 9.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	4.500%		05/15/21	650	658,125
American Express Co., Jr. Sub. Notes	5.200%	(c)	12/31/49	2,290	2,325,706
American Express Co., Sr. Unsec’d. Notes(h)	2.650%		12/02/22	8,660	8,493,563
American Express Co., Sr. Unsec’d. Notes	7.000%		03/19/18	610	705,741
Bank of America Corp., Jr. Sub. Notes	5.125%	(c)	12/29/49	4,145	3,997,334
Bank of America Corp., Sr. Unsec’d. Notes	2.600%		01/15/19	8,970	9,039,751
Bank of America Corp., Sr. Unsec’d. Notes	4.100%		07/24/23	1,245	1,311,172
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	11,210	12,986,079
Bank of America Corp., Sr. Unsec’d. Notes	5.875%		01/05/21	8,000	9,275,784
Bank of America Corp., Sr. Unsec’d. Notes(a)	7.625%		06/01/19	1,795	2,169,459
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21	7,315	8,162,465
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(a)	3.750%		05/15/24	1,370	1,412,129
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%		11/08/19	5,795	5,759,593
Capital One Bank USA NA, Sub. Notes	3.375%		02/15/23	6,600	6,563,311
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	3.750%		04/24/24	3,995	4,081,288
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21	2,000	2,204,276
Citigroup, Inc., Sr. Unsec’d. Notes(a)	3.375%		03/01/23	4,650	4,691,585
Citigroup, Inc., Sr. Unsec’d. Notes(a)	3.875%		10/25/23	4,480	4,656,521
Citigroup, Inc., Sr. Unsec’d. Notes	6.125%		05/15/18	5,655	6,399,616
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	2,250	3,444,602
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	10,500	13,083,704
Citigroup, Inc., Sub. Notes	4.300%		11/20/26	4,950	4,938,912
Citigroup, Inc., Sub. Notes	5.300%		05/06/44	2,100	2,300,905
Citigroup, Inc., Sub. Notes	6.125%		08/25/36	2,350	2,801,367
Citigroup, Inc., Sub. Notes	6.675%		09/13/43	2,375	3,071,001
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	14,175	14,138,060
Discover Financial Services, Sr. Unsec’d. Notes	3.850%		11/21/22	2,362	2,403,104
Fifth Third Bank, Sr. Unsec’d. Notes	1.450%		02/28/18	10,420	10,303,140
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	11,590	13,081,193
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(h)	5.750%		01/24/22	8,130	9,404,678
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	4.800%		07/08/44	2,675	2,865,134
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%		06/15/20	9,350	10,808,862
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	4,750	5,972,531
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.000%		03/30/22	2,300	2,447,881
HSBC Holdings PLC (United Kingdom), Sub. Notes	6.500%		05/02/36	8,100	10,403,105
HSBC USA, Inc., Sr. Unsec’d. Notes	2.375%		02/13/15	1,950	1,953,918
Huntington Bancshares, Inc., Sr. Unsec’d. Notes	2.600%		08/02/18	4,625	4,681,222
ING Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A	2.000%		09/25/15	3,465	3,492,055
Intesa Sanpaolo SpA (Italy), Gtd. Notes	3.125%		01/15/16	4,820	4,896,180

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(c)	04/29/49	4,350	$4,681,905
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	9,245	9,298,852
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	5,790	6,291,854
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	8,500	9,279,892
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	6,400	7,434,080
JPMorgan Chase & Co., Sub. Notes	5.625%		08/16/43	3,550	4,128,306
KeyBank NA, Sr. Unsec’d. Notes	2.500%		12/15/19	6,680	6,707,361
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	4.200%		03/28/17	2,850	3,014,100
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	6.375%		01/21/21	3,175	3,816,340
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%		01/13/20	6,010	6,944,825
Morgan Stanley, Jr. Sub. Notes	5.450%	(c)	12/31/49	2,975	2,980,355
Morgan Stanley, Sr. Unsec’d. Notes(a)	6.375%		07/24/42	1,280	1,699,884
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19	12,600	14,222,804
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	13,150	14,923,685
People’s United Bank, Sub. Notes	4.000%		07/15/24	1,900	1,924,495
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22	3,475	3,503,095
PNC Bank NA, Sub. Notes	2.950%		01/30/23	6,825	6,669,322
PNC Bank NA, Sub. Notes	3.800%		07/25/23	765	788,560
PNC Bank NA, Sub. Notes	4.200%		11/01/25	2,545	2,691,816
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	2.550%		09/18/15	1,165	1,176,664
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	6.125%		01/11/21	5,425	6,392,717
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%		09/24/15	1,845	1,867,114
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/10/19	1,280	1,285,795
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	3.000%		01/18/23	6,720	6,675,426
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	2,090	2,060,268
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	2.100%		05/08/17	2,375	2,415,256
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(h)	4.600%		04/01/21	6,465	7,193,340
Wells Fargo & Co., Sub. Notes	5.606%		01/15/44	2,700	3,178,472
Wells Fargo & Co., Sub. Notes, MTN	4.125%		08/15/23	5,085	5,337,119
Wells Fargo & Co., Sub. Notes, MTN(a)	4.650%		11/04/44	4,110	4,240,949

					374,209,703

Brokerage — 0.1%
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	1,975	2,014,660
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16	3,050	3,074,604

					5,089,264

Building Materials & Construction — 0.5%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $3,315,000; purchased 10/27/14)(f)(g)	5.375%		11/15/24	3,315	3,306,712
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $1,599,786; purchased 11/21/14)(f)(g)	6.750%		05/01/21	1,483	1,568,272
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, 144A	9.875%		04/30/19	3,000	3,292,500

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Building Materials & Construction (continued)
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%	02/01/23		891	$891,358
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $1,765,000; purchased 06/19/14)(f)(g)	5.250%	06/27/29		1,765	1,543,492
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $3,400,781; purchased 10/22/12)(a)(f)(g)	7.125%	06/26/42		2,925	2,449,688
Standard Pacific Corp., Gtd. Notes	8.375%	05/15/18		5,750	6,497,500

					19,549,522

Cable — 0.8%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%	09/15/17		4,000	4,450,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	7.000%	01/15/19		2,000	2,075,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	7.250%	10/30/17		2,700	2,809,350
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	8.125%	04/30/20		4,400	4,631,000
Comcast Corp., Gtd. Notes	6.450%	03/15/37		2,470	3,286,137
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%	03/15/42		3,375	3,487,590
UPCB Finance III Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.625%	07/01/20		3,000	3,150,000
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22		3,500	3,561,250
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000%	04/15/21	GBP	2,800	4,593,204

					32,043,531

Capital Goods — 0.8%
Actuant Corp., Gtd. Notes	5.625%	06/15/22		2,390	2,479,625
Case New Holland, Inc., Gtd. Notes	7.875%	12/01/17		4,000	4,400,000
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,223,994; purchased 05/30/13)(f)(g)	6.700%	06/01/34		1,025	1,318,553
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $2,387,082; purchased 10/26/11)(f)(g)	7.000%	10/15/37		2,050	2,762,607
General Electric Co., Sr. Unsec’d. Notes	4.125%	10/09/42		525	543,486
General Electric Co., Sr. Unsec’d. Notes	4.500%	03/11/44		770	846,401
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $5,102,437; purchased 09/24/12)(f)(g)	2.500%	03/15/16		5,110	5,180,324
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $2,095,443; purchased 01/14/13)(f)(g)	2.875%	07/17/18		2,100	2,135,290
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $914,112; purchased 05/08/12)(f)(g)	3.125%	05/11/15		915	922,411
SPX Corp., Gtd. Notes	6.875%	09/01/17		2,000	2,185,000
United Rentals North America, Inc., Gtd. Notes	7.375%	05/15/20		3,000	3,240,000
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42		3,390	3,690,995
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21		1,950	2,106,665

					31,811,357

Chemicals — 1.0%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250%	01/15/45		7,350	7,938,845

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals (continued)
Ashland, Inc., Sr. Unsec’d. Notes	3.875%	04/15/18	1,010	$1,020,100
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44	2,105	2,271,074
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	4,675	4,567,765
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%	11/15/41	3,800	4,098,361
Eastman Chemical Co., Sr. Unsec’d. Notes(a)	3.800%	03/15/25	12,300	12,521,166
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	250	287,740
Monsanto Co., Sr. Unsec’d. Notes	4.200%	07/15/34	730	760,660
Monsanto Co., Sr. Unsec’d. Notes	4.400%	07/15/44	870	902,662
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%	11/15/33	1,305	1,476,486
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	4,260	4,882,024

				40,726,883

Commercial Services & Supplies — 0.2%
President & Fellows of Harvard College, Sr. Unsec’d. Notes	4.875%	10/15/40	2,010	2,439,676
United Rentals North America, Inc., Gtd. Notes	7.625%	04/15/22	3,500	3,848,250

				6,287,926

Electric — 1.2%
Calpine Corp., Sr. Unsec’d. Notes(a)	5.375%	01/15/23	1,105	1,116,050
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%	01/15/25	1,205	1,220,062
Commonwealth Edison Co., First Mortgage Bonds	6.450%	01/15/38	2,110	2,846,033
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%	12/01/20	2,175	2,310,938
Duke Energy Carolinas LLC, First Mortgage Bonds	4.250%	12/15/41	1,350	1,450,537
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	6.750%	11/01/19	6,780	6,898,650
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	7.375%	11/01/22	2,320	2,360,600
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A(a)	7.625%	11/01/24	3,475	3,544,500
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375%	11/15/31	2,360	2,856,464
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	855	921,575
Florida Power & Light Co., First Mortgage Bonds	4.125%	02/01/42	1,350	1,441,425
NRG Energy, Inc., Gtd. Notes	7.625%	01/15/18	2,000	2,195,000
NRG Energy, Inc., Gtd. Notes	8.250%	09/01/20	5,000	5,337,500
Pacific Gas & Electric Co, Sr. Unsec’d. Notes(a)	4.300%	03/15/45	1,735	1,780,905
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	4.500%	12/15/41	3,200	3,465,907
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650%	09/01/42	3,015	2,950,271
Puget Sound Energy, Inc., Sr. Sec’d. Notes	4.434%	11/15/41	3,675	4,002,586
San Diego Gas & Electric Co., First Mortgage Bonds	3.950%	11/15/41	1,125	1,167,587
Southern Power Co., Sr. Unsec’d. Notes	5.150%	09/15/41	1,025	1,190,223

				49,056,813

Energy – Integrated — 0.7%
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	4.450%	09/15/42	2,350	2,032,289
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750%	11/15/39	1,980	2,255,626
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	7.250%	11/05/19	1,050	993,252

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy – Integrated (continued)
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22	2,175	$2,356,195
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%		11/14/22	3,450	3,422,055
Shell International Finance BV (Netherlands), Gtd. Notes	2.000%		11/15/18	17,500	17,619,245
TNK-BP Finance SA (Russia), Gtd. Notes, MTN, 144A	6.625%		03/20/17	1,200	1,116,000

					29,794,662

Energy – Other — 1.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(s)	10/10/36	7,000	2,654,918
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	1,570	1,886,660
Cameron International Corp., Sr. Unsec’d. Notes(a)	5.950%		06/01/41	3,935	4,352,622
Concho Resources, Inc., Gtd. Notes(a)	5.500%		04/01/23	2,625	2,637,338
ConocoPhillips Co., Gtd. Notes(a)	4.150%		11/15/34	2,295	2,354,860
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%		04/15/32	2,045	2,818,936
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes(a)	4.800%		11/01/43	240	258,641
Halliburton Co., Sr. Unsec’d. Notes	4.500%		11/15/41	940	952,246
Kerr-McGee Corp., Gtd. Notes	6.950%		07/01/24	3,110	3,801,095
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21	2,500	2,348,855
Newfield Exploration Co., Sr. Sub. Notes(a)	6.875%		02/01/20	400	406,000
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	3.900%		11/15/24	4,000	3,953,392
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%		12/15/21	1,975	2,013,909
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41	4,140	4,550,009
Phillips 66, Gtd. Notes(a)	4.650%		11/15/34	2,425	2,485,620
Phillips 66, Gtd. Notes	4.875%		11/15/44	2,310	2,364,391
Transocean, Inc., Gtd. Notes	2.500%		10/15/17	1,185	1,047,592
Weatherford International Ltd., Gtd. Notes(a)	5.950%		04/15/42	795	673,147
WPX Energy, Inc., Sr. Unsec’d. Notes(a)	5.250%		01/15/17	575	580,750

					42,140,981

Entertainment — 0.2%
Cinemark USA, Inc., Gtd. Notes(a)	5.125%		12/15/22	6,000	5,865,000

Exploration & Production — 0.1%
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A(a)	5.375%		01/26/19	5,745	4,949,318

Foods — 0.4%
ARAMARK Corp., Gtd. Notes(a)	5.750%		03/15/20	2,400	2,478,000
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	3.950%		05/22/23	535	494,608
Constellation Brands, Inc., Gtd. Notes	7.250%		09/01/16	2,000	2,160,000
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%		06/15/23	6,000	6,024,660
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $2,763,900; purchased 12/07/11-12/08/11)(f)(g)	7.250%		06/01/21	2,990	3,079,700
Kraft Foods Group, Inc., Sr. Unsec’d. Notes(a)	6.125%		08/23/18	735	840,410
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250%		02/10/22	1,090	1,254,590

					16,331,968

Gaming — 0.1%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.875%		11/01/20	3,000	3,037,500

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical — 2.1%
Actavis Funding SCS, Gtd. Notes	4.850%	06/15/44	1,425	$1,445,999
Amgen, Inc., Sr. Unsec’d. Notes(a)	5.375%	05/15/43	6,615	7,684,923
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	6.450%	09/15/37	1,020	1,374,449
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%	08/15/18	3,000	3,105,000
Forest Laboratories, Inc., Gtd. Notes, 144A	4.875%	02/15/21	4,400	4,717,764
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A(a)	4.125%	10/15/20	2,870	2,884,350
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.500%	02/01/45	5,855	6,257,818
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%	12/01/41	695	860,534
HCA, Inc., Gtd. Notes(a)	8.000%	10/01/18	3,750	4,293,750
HCA, Inc., Sr. Sec’d. Notes(a)	4.250%	10/15/19	2,885	2,928,275
HCA, Inc., Sr. Sec’d. Notes(a)	5.250%	04/15/25	3,400	3,553,000
HCA, Inc., Sr. Sec’d. Notes(a)	5.875%	03/15/22	2,000	2,190,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(a)	3.750%	08/23/22	345	352,963
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	3.500%	03/15/25	12,765	13,058,212
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	4.375%	03/15/35	5,395	5,723,318
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A(a)	1.350%	09/29/17	8,450	8,436,218
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	4.000%	11/28/44	4,520	4,744,481
Tenet Healthcare Corp., Sr. Sec’d. Notes(a)	6.250%	11/01/18	375	406,875
Teva Pharmaceutical Finance IV BV (Israel), Gtd. Notes	3.650%	11/10/21	4,180	4,283,325
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes(a)	3.300%	02/15/22	4,250	4,257,025
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.750%	08/15/18	1,000	1,063,770
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.875%	12/01/18	1,362	1,404,903

				85,026,952

Healthcare Insurance — 0.6%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	5,000	4,850,125
Aetna, Inc., Sr. Unsec’d. Notes	6.750%	12/15/37	2,250	2,967,466
Cigna Corp., Sr. Unsec’d. Notes(a)	5.375%	02/15/42	4,740	5,605,358
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%	10/15/42	2,500	2,485,032
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	11/15/41	3,360	3,616,674
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.950%	02/15/41	363	472,406
WellPoint, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	2,030	2,112,745

				22,109,806

Insurance — 1.8%
Allied World Assurance Co. Ltd., Gtd. Notes	5.500%	11/15/20	4,500	5,019,381
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%	06/15/43	460	507,542
American International Group, Inc., Sr. Unsec’d. Notes	4.500%	07/16/44	1,630	1,722,113
American International Group, Inc., Sr. Unsec’d. Notes(a)	6.400%	12/15/20	7,835	9,343,002
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.450%	05/18/17	1,780	1,942,154
Axis Specialty Finance LLC, Gtd. Notes(a)	5.875%	06/01/20	1,700	1,925,726
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(a)	4.500%	02/11/43	4,160	4,549,422
Chubb Corp. (The), Sr. Unsec’d. Notes(h)	6.000%	05/11/37	1,910	2,495,828

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A	5.100%	(c)	12/29/49	1,690	$1,759,712
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34	1,500	1,870,008
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	1,410	1,584,964
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850%		08/01/44	3,890	3,954,084
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	1,910	2,335,611
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500%		03/15/35	950	1,160,678
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	4,200	5,328,704
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	740	785,802
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A(a)	5.375%		12/01/41	1,875	2,229,527
MetLife Capital Trust IV, Jr. Sub. Notes, 144A	7.875%		12/15/37	150	191,625
MetLife, Inc., Sr. Unsec’d. Notes	4.368%		09/15/23	1,040	1,134,004
MetLife, Inc., Sr. Unsec’d. Notes(h)	5.700%		06/15/35	3,620	4,511,201
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(c)	10/16/44	6,810	7,116,450
Northwestern Mutual Life Insurance Co., Sub. Notes, 144A	6.063%		03/30/40	1,130	1,460,662
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	2,375	3,735,882
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	235	246,672
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A(a)	4.900%		09/15/44	890	991,770
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	2,916	3,982,757

					71,885,281

Leisure — 0.1%
Cedar Fair LP/Canada’s Wonderland
Co./Magnum Management Corp., Gtd. Notes, 144A	5.375%		06/01/24	700	696,500
Pinnacle Entertainment, Inc., Gtd. Notes	6.375%		08/01/21	4,120	4,243,600

					4,940,100

Lodging — 0.1%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	3,300	3,539,250
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	2,170	2,178,719

					5,717,969

Machinery – Construction & Mining
Terex Corp., Gtd. Notes	6.500%		04/01/20	1,750	1,811,250

Media — 0.1%
CCOH Safari LLC, Gtd. Notes(a)	5.750%		12/01/24	2,790	2,821,388

Media & Entertainment — 0.5%
AMC Networks, Inc., Gtd. Notes	7.750%		07/15/21	5,170	5,531,900
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000%		07/18/20	1,550	1,693,375
News America, Inc., Gtd. Notes	6.150%		03/01/37	1,230	1,541,566
Starz LLC/Starz Finance Corp., Gtd. Notes	5.000%		09/15/19	2,525	2,543,938
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	4,945	6,140,399
Viacom, Inc., Sr. Unsec’d. Notes (original cost $196,544; purchased 07/25/13-11/25/13)(f)(g)	4.500%		02/27/42	225	219,356

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media & Entertainment (continued)
Viacom, Inc., Sr. Unsec’d. Notes (original cost $970,160; purchased 08/06/13-02/11/14)(f)(g)	4.875%	06/15/43	1,055	$1,031,066
Viacom, Inc., Sr. Unsec’d. Notes (original cost $1,276,686; purchased 08/12/13)(f)(g)	5.850%	09/01/43	1,285	1,429,011

				20,130,611

Metals — 0.8%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	4.250%	08/05/15	4,500	4,567,500
Berau Capital Resources Pte Ltd. (Indonesia), Sr. Sec’d. Notes, RegS(a)	12.500%	07/08/15	2,535	1,267,500
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes(a)	5.000%	09/30/43	3,420	3,876,642
CITIC Ltd. (China), Sr. Unsec’d. Notes, RegS	6.800%	01/17/23	2,600	2,994,030
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(a)	6.000%	04/01/17	3,225	3,083,906
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	2.050%	10/23/15	4,690	4,720,518
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	2.700%	10/25/17	4,985	5,043,359
Peabody Energy Corp., Gtd. Notes(a)	6.000%	11/15/18	725	657,938
Southern Copper Corp., Sr. Unsec’d. Notes(a)	6.750%	04/16/40	1,500	1,573,500
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%	07/27/35	2,500	2,812,480
Steel Dynamics, Inc., Gtd. Notes(a)	7.625%	03/15/20	1,800	1,876,500
Vedanta Resources PLC (India), Sr. Unsec’d. Notes, 144A	6.000%	01/31/19	1,150	1,121,250

				33,595,123

Non-Captive Finance — 0.7%
CIT Group, Inc., Sr. Unsec’d. Notes(a)	5.000%	05/15/17	4,000	4,150,000
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)(h)	5.875%	01/14/38	4,540	5,744,739
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)(h)	6.875%	01/10/39	6,880	9,731,808
Navient Corp., Sr. Unsec’d. Notes(a)	5.000%	10/26/20	1,140	1,118,625
Onemain Financial Holdings, Inc., Gtd. Notes, 144A	6.750%	12/15/19	2,195	2,238,900
Onemain Financial Holdings, Inc., Gtd. Notes, 144A(a)	7.250%	12/15/21	2,010	2,060,250
SLM Corp., Sr. Unsec’d. Notes, MTN	3.875%	09/10/15	3,975	4,004,812

				29,049,134

Oil, Gas & Consumable Fuels — 0.1%
Sunoco Logistics Partners Operations LP, Gtd. Notes(a)	5.350%	05/15/45	2,010	2,032,245
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	4.125%	11/15/19	3,700	3,561,250

				5,593,495

Packaging — 0.1%
Ball Corp., Gtd. Notes	4.000%	11/15/23	3,170	3,059,050

Paper — 0.4%
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $4,931,417; purchased 12/20/12)(f)(g)	7.375%	12/01/25	3,620	4,700,632
International Paper Co., Sr. Unsec’d. Notes(a)	6.000%	11/15/41	5,100	5,970,723
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	2,410	2,841,183

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Paper (continued)
Rock Tenn Co., Gtd. Notes	4.000%	03/01/23	1,169	$1,190,920
Rock Tenn Co., Gtd. Notes	4.450%	03/01/19	1,120	1,192,158

				15,895,616

Pharmaceuticals
Mylan, Inc., Gtd. Notes	1.800%	06/24/16	1,260	1,267,598
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%	02/01/43	420	427,466

				1,695,064

Pipelines & Other — 0.6%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes(a)	5.850%	01/15/41	1,200	1,535,527
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	9,053	9,475,205
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	6.450%	11/03/36	3,000	3,140,076
Enterprise Products Operating LLC, Gtd. Notes	5.950%	02/01/41	1,600	1,881,110
Nisource Finance Corp., Gtd. Notes	4.800%	02/15/44	2,460	2,620,995
ONEOK Partners LP, Gtd. Notes	6.125%	02/01/41	750	806,789
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44	1,925	2,027,202
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	11/15/21	2,100	2,105,139

				23,592,043

Railroads — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes(a)	4.375%	09/01/42	1,510	1,551,116
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	4.500%	01/15/22	4,400	4,831,640

				6,382,756

Real Estate Investment Trusts (REITs) — 0.1%
Realty Income Corp., Sr. Unsec’d. Notes	5.500%	11/15/15	1,520	1,577,918
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	405	416,917
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%	05/30/18	510	580,427

				2,575,262

Retailers — 0.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	575	687,369
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	3,610	3,945,427
Ltd Brands, Inc., Gtd. Notes(a)	5.625%	02/15/22	8,650	9,298,750
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875%	01/15/22	610	634,016
Walgreens Boots Alliance, Inc., Gtd. Notes	2.700%	11/18/19	8,695	8,739,240

				23,304,802

Technology — 0.9%
Brightstar Corp., Gtd. Notes, 144A (original cost $2,674,331; purchased 08/06/14)(f)(g)	9.500%	12/01/16	2,515	2,637,606
CDW LLC/CDW Finance Corp., Gtd. Notes(a)	5.500%	12/01/24	5,000	5,006,250
CDW LLC/CDW Finance Corp., Gtd. Notes(a)	6.000%	08/15/22	6,000	6,195,000
CommScope, Inc., Gtd. Notes, 144A	5.000%	06/15/21	1,560	1,536,600
First Data Corp., Gtd. Notes	11.250%	01/15/21	4,000	4,540,000
First Data Corp., Gtd. Notes(a)	12.625%	01/15/21	1,400	1,662,500
Jabil Circuit, Inc., Sr. Unsec’d. Notes(a)	4.700%	09/15/22	2,000	1,990,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(a)	5.750%	02/15/21	4,000	4,200,000
Oracle Corp., Sr. Unsec’d. Notes(h)	4.300%	07/08/34	3,405	3,645,638
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A(a)	5.625%	11/01/24	2,750	2,853,125

				34,266,719

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Telecommunications — 1.6%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40		1,690	$1,999,625
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.800%	06/15/44		2,330	2,374,167
AT&T, Inc., Sr. Unsec’d. Notes(h)	5.350%	09/01/40		4,575	4,953,906
AT&T, Inc., Sr. Unsec’d. Notes	5.550%	08/15/41		850	947,155
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30		1,960	3,077,300
Eileme 2 AB (Poland), Sr. Sec’d. Notes, RegS	11.750%	01/31/20	EUR	1,800	2,483,029
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,936,048; purchased 11/15/11)(f)(g)	7.995%	06/01/36		1,960	2,190,300
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290%	10/10/19		1,000	1,005,200
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, MTN, 144A	2.125%	05/01/18		2,075	2,070,493
Sprint Capital Corp., Gtd. Notes(a)	6.900%	05/01/19		3,900	3,978,000
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	6.000%	12/01/16		1,900	1,987,448
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	7.000%	08/15/20		2,960	2,960,000
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%	11/01/41		835	856,017
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33		3,298	4,062,420
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	6.550%	09/15/43		6,350	8,135,296
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A	4.862%	08/21/46		8,930	9,173,137
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A	5.012%	08/21/54		11,074	11,456,596

					63,710,089

Tobacco — 0.5%
Altria Group, Inc., Gtd. Notes(a)	4.000%	01/31/24		5,355	5,583,021
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38		611	1,045,209
Altria Group, Inc., Gtd. Notes	10.200%	02/06/39		1,383	2,407,998
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18		7,440	7,398,314
Lorillard Tobacco Co., Gtd. Notes	7.000%	08/04/41		1,350	1,704,584
Reynolds American, Inc., Gtd. Notes	6.750%	06/15/17		2,500	2,784,832

					20,923,958

TOTAL CORPORATE BONDS (cost $1,169,112,231)					1,209,803,745

MUNICIPAL BONDS — 1.6%
Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, BABs	4.839%	01/01/41		2,500	2,968,675

California — 0.7%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	6.263%	04/01/49		6,290	8,876,008

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
California (continued)
Los Angeles California Department, Water & Power Revenue, Series A, Revenue Bonds, BABs	5.716%	07/01/39	1,475	$1,875,979
Los Angeles California Department, Water & Power Revenue, Series D, Revenue Bonds, BABs	6.008%	07/01/39	4,900	6,238,925
Los Angeles California Department, Water & Power Revenue, Series D, Revenue Bonds, BABs	6.574%	07/01/45	750	1,082,295
State of California, Taxable, Var. Purp. 3, GO	5.950%	04/01/16	2,745	2,925,429
State of California, Taxable, Var. Purp., GO, BABs	7.500%	04/01/34	3,170	4,743,905

				25,742,541

Colorado
Colorado Bridge Enterprise, Revenue Bonds, Senior Taxable, Series A, BABs	6.078%	12/01/40	1,000	1,313,530

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	2,970	4,017,816
State of Illinois, GO	4.421%	01/01/15	1,480	1,480,000

				5,497,816

Maryland — 0.1%
Maryland State Transportation Authority, Facilities Project, Revenue Bonds, BABs	5.888%	07/01/43	2,200	2,870,604

Missouri
Curators University of Missouri, Taxable System Facilities Revenue Bonds, BABs	5.792%	11/01/41	400	535,176

New Jersey — 0.2%
New Jersey State Turnpike Authority, Revenue Bonds, BABs	7.102%	01/01/41	1,750	2,556,890
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	1,075	1,621,078
Rutgers NJ State University, Revenue Bonds, BABs	5.665%	05/01/40	1,920	2,432,678

				6,610,646

New York — 0.2%
New York City Municipal Water Finance Authority, Revenue Bonds, BABs	5.882%	06/15/44	4,375	5,884,638
New York City Transitional Finance Authority, Revenue Bonds, Future Tax Secured Bonds, BABs	5.767%	08/01/36	1,320	1,654,198
Port Authority of New York & New Jersey	4.458%	10/01/62	1,940	2,047,360

				9,586,196

Ohio — 0.1%
Ohio State University, General Receipts Bonds, Series A, Revenue Bonds	4.800%	06/01/2111	4,165	4,533,727

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	6.105%	12/01/39	500	663,980

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45		1,280	$1,579,571

					2,243,551

Texas
San Antonio Electric & Gas, Revenue Bonds	4.427%	02/01/42		1,270	1,404,430

TOTAL MUNICIPAL BONDS (cost $59,125,394)					63,306,892

NON-CORPORATE FOREIGN AGENCIES — 2.7%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24		6,985	7,121,578
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000%	05/09/23		1,965	1,859,690
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24		2,365	2,471,425
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	5.875%	05/28/45		1,545	1,429,125
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375%	11/04/16		3,820	3,996,178
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%	06/29/20		569	641,252
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.300%	11/12/15		2,500	2,437,500
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19		5,968	6,084,376
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, MTN, 144A(a)	8.625%	04/28/34		2,170	2,175,425
Inter-American Develoment Bank, Sr. Unsec’d. Notes, MTN	7.000%	01/05/15	ZAR	29,000	2,506,970
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.875%	02/02/15		5,000	5,009,120
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	5.750%	04/30/43		2,350	1,974,000
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	9.125%	07/02/18		5,580	6,104,799
Kommunalbanken A/S (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18		9,504	9,399,171
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.500%	08/22/17		2,025	2,108,005
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.875%	05/04/17		595	622,364
Korea Gas Corp. (South Korea), Sr. Unsec’d. Notes, RegS	4.250%	11/02/20		3,000	3,258,588
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	3.000%	09/19/22		4,830	4,831,889
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, RegS	4.750%	07/13/21		2,600	2,917,678
Majapahit Holding BV (Indonesia), Gtd. Notes, 144A	7.750%	10/17/16		1,600	1,754,000
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	10/17/16		6,970	7,640,862
Petrobras International Finance Co. (Brazil), Gtd. Notes	5.375%	01/27/21		2,400	2,223,768
Petroleos Mexicanos (Mexico), Gtd. Notes(a)	3.500%	01/30/23		1,920	1,836,480
Petroleos Mexicanos (Mexico), Gtd. Notes(a)	4.875%	01/24/22		2,485	2,602,814
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21		8,000	8,660,000
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	06/27/44		3,200	3,264,000

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390%	12/02/24		3,300	$4,299,900
Scentre Group Trust 1/Scentre Group Trust 2 (Australia), Gtd. Notes, 144A	2.375%	11/05/19		3,000	2,978,109
State Bank of India (India), Sr. Unsec’d. Notes, 144A	4.125%	08/01/17		1,000	1,037,740
State Bank of India (India), Sr. Unsec’d. Notes, MTN, RegS	4.500%	11/30/15	EUR	1,800	2,241,217
Statoil ASA (Norway), Gtd. Notes(a)	4.250%	11/23/41		1,475	1,511,862
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.875%	05/29/18		1,335	1,126,740

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $111,371,392)					108,126,625

SOVEREIGNS — 5.3%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.750%	03/05/15		9,045	9,081,071
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes(a)	5.625%	01/07/41		2,500	2,693,750
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	7.125%	01/20/37		2,250	2,851,875
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	7.875%	03/07/15		2,000	2,020,000
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000%	06/26/17	EUR	5,800	8,466,185
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes(a)	5.625%	02/26/44		2,000	2,250,000
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes(a)	7.375%	09/18/37		2,915	3,927,962
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, 144A	1.750%	09/10/19		2,000	2,005,740
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, MTN	3.800%	08/08/17	JPY	1,150,000	7,888,829
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, RegS	4.750%	04/17/19	EUR	1,900	1,830,636
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	2.110%	10/26/17	JPY	700,000	5,812,057
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125%	02/19/18		4,220	4,376,478
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.750%	02/03/15		1,834	1,838,292
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%	03/29/21		2,128	2,432,572
Indonesia Government International Bond (Indonesia), , RegS	4.875%	05/05/21		2,400	2,535,000
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	2.875%	07/08/21	EUR	2,645	3,240,598
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.750%	04/25/22		4,950	4,875,750
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	6.875%	01/17/18		1,550	1,751,500
Italy Buoni Poliennali Del Tesoro (Italy), Bonds	6.500%	11/01/27	EUR	7,450	13,134,361
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	3.450%	03/24/17	JPY	300,000	2,644,325
Italy Government International Bond (Italy), Sr. Unsec’d. Notes	4.500%	01/21/15		3,000	3,004,980
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	4.500%	06/08/15	JPY	120,000	1,014,948

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SOVEREIGNS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Italy Government International Bond Coupon Strip (Italy), Debs., 144A	0.520%	(s)	03/27/15		2,000	$1,997,608
Italy Government International Bond Coupon Strip (Italy), Debs., 144A	0.671%		09/27/15		2,000	1,989,648
Kingdom of Belgium (Belgium), Notes, 144A	8.875%		12/01/24		2,000	2,898,956
Kingdom of Belgium (Belgium), Sr. Unsec’d. Notes, MTN, RegS	0.875%		09/14/15		3,750	3,762,615
Kingdom of Belgium (Belgium), Sr. Unsec’d. Notes, MTN, RegS	1.500%		06/22/18		2,000	1,997,440
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, RegS	6.750%		01/15/15		7,000	7,009,100
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes(a)	2.750%		04/22/23	EUR	17,164	21,627,126
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN(a)	4.250%		07/14/17	EUR	6,200	8,117,520
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44		2,200	2,293,500
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	6.750%		02/06/24	GBP	1,000	1,917,082
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, GMTN	11.000%		05/08/17	ITL	750,000	571,820
Panama Government International (Panama), Sr. Unsec’d. Notes(a)	5.200%		01/30/20		2,600	2,866,500
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, RegS	1.610%	(s)	05/31/18		2,297	2,176,034
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250%		03/15/16	EUR	1,900	2,444,312
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, RegS	3.500%		03/25/15		5,300	5,338,377
Portugal Government International Bond (Portugal), Unsec’d. Notes, MTN, 144A	5.125%		10/15/24		1,400	1,470,725
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS	4.750%		06/14/19	EUR	7,835	10,797,683
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	5.750%		01/20/42		2,500	2,943,750
Republic of Bulgaria (Bulgaria), Sr. Unsec’d. Notes, RegS	8.250%		01/15/15		10,194	10,209,087
Republic of Greece (Greece), Sr. Unsec’d. Notes	5.800%		07/14/15	JPY	117,900	930,168
Republic of Greece (Greece), Sr. Unsec’d. Notes	5.800%		07/14/15	JPY	195,600	1,543,179
Republic of Korea (South Korea), Sr. Unsec’d. Notes	7.125%		04/16/19		2,500	3,016,550
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN, 144A	4.875%		01/22/24		3,340	3,640,600
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS	5.000%		03/18/15	EUR	1,600	1,953,142
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, 144A(a)	4.125%		02/18/19		1,200	1,257,024
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	4.750%		05/10/18		2,100	2,247,000
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes, MTN	4.500%		04/05/16	EUR	2,200	2,781,912
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.750%		03/22/24		2,235	2,497,612
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.750%		04/03/18		2,000	2,225,000
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20		4,300	4,999,816
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.250%		03/15/15		616	622,961

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SOVEREIGNS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Uruguay Government International (Uruguay), Sr. Unsec’d. Notes	6.875%	01/19/16	EUR	300	$382,982

TOTAL SOVEREIGNS (cost $213,378,870)					210,203,738

U.S. GOVERNMENT AGENCY OBLIGATIONS — 20.6%
Federal Home Loan Banks	0.500%	09/28/16		4,615	4,602,766
Federal Home Loan Mortgage Corp.(a)	0.875%	03/07/18		4,465	4,411,210
Federal Home Loan Mortgage Corp.	1.000%	07/28/17		8,665	8,661,751
Federal Home Loan Mortgage Corp.(a)	1.750%	05/30/19		20,550	20,663,929
Federal Home Loan Mortgage Corp.(a)(k)	2.375%	01/13/22		15,400	15,558,528
Federal Home Loan Mortgage Corp.	3.000%	05/01/29		5,906	6,149,447
Federal Home Loan Mortgage Corp.	3.500%	09/01/42		1,695	1,765,675
Federal Home Loan Mortgage Corp.	3.500%	TBA		19,000	19,708,046
Federal Home Loan Mortgage Corp.	4.000%	09/01/40-01/01/44		32,796	35,030,825
Federal Home Loan Mortgage Corp.	4.500%	12/01/40-07/01/41		10,673	11,585,332
Federal National Mortgage Assoc.(a)(h)	0.875%	02/08/18		9,275	9,168,746
Federal National Mortgage Assoc.(k)	1.250%	01/30/17		3,430	3,460,750
Federal National Mortgage Assoc.(a)(h)(k)	1.750%	06/20/19		16,190	16,269,784
Federal National Mortgage Assoc.	2.500%	04/01/28-09/01/28		4,491	4,580,696
Federal National Mortgage Assoc.	2.500%	TBA		26,000	26,420,470
Federal National Mortgage Assoc.	2.625%	09/06/24		1,825	1,848,216
Federal National Mortgage Assoc.	3.000%	05/01/27-11/01/43		19,060	19,347,019
Federal National Mortgage Assoc.	3.000%	TBA		36,500	37,938,615
Federal National Mortgage Assoc.	3.500%	04/01/26-09/01/42		53,454	55,848,782
Federal National Mortgage Assoc.	3.500%	TBA		54,500	56,811,999
Federal National Mortgage Assoc.	3.500%	TBA		81,250	84,477,808
Federal National Mortgage Assoc.	4.000%	09/01/40-12/01/43		7,279	7,782,170
Federal National Mortgage Assoc.	4.000%	TBA		66,000	70,258,288
Federal National Mortgage Assoc.	4.000%	TBA		36,000	38,421,140
Federal National Mortgage Assoc.	4.500%	05/01/39-12/01/40		14,119	15,444,165
Federal National Mortgage Assoc.	4.500%	TBA		31,000	33,649,533
Federal National Mortgage Assoc.	4.500%	TBA		32,500	35,216,798
Federal National Mortgage Assoc.	5.000%	TBA		7,000	7,733,769
Federal National Mortgage Assoc.	5.500%	TBA		15,000	16,778,907
Government National Mortgage Assoc.	3.500%	09/15/41-01/15/44		25,476	26,789,644
Government National Mortgage Assoc.	3.500%	TBA		42,000	44,086,875
Government National Mortgage Assoc.	4.000%	01/20/40-02/20/41		7,806	8,395,789
Government National Mortgage Assoc.	4.000%	TBA		40,500	43,423,120
Government National Mortgage Assoc.	4.500%	05/20/40-02/20/41		22,338	24,541,332
Government National Mortgage Assoc.	4.500%	TBA		1,500	1,638,926
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.350%	06/07/21		2,200	4,105,500

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $817,713,291)					822,576,350

U.S. TREASURY OBLIGATIONS — 9.3%
U.S. Treasury Bonds(a)	3.125%	08/15/44		8,460	9,107,715
U.S. Treasury Bonds	3.375%	05/15/44		38,885	43,775,994
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/19		31,820	31,469,291
U.S. Treasury Notes	0.875%	10/15/17		36,000	35,862,192
U.S. Treasury Notes(a)	0.875%	11/15/17		50,000	49,761,700
U.S. Treasury Notes	1.250%	11/30/18		23,525	23,359,596
U.S. Treasury Notes	1.375%	06/30/18		25,815	25,865,417
U.S. Treasury Notes	1.500%	12/31/18		1,500	1,501,992
U.S. Treasury Notes	1.500%	05/31/19		4,120	4,109,700
U.S. Treasury Notes	1.500%	10/31/19		49,820	49,516,397
U.S. Treasury Notes(a)	1.500%	11/30/19		1,815	1,803,515

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes	1.625%		07/31/19	1,180	$1,181,843
U.S. Treasury Notes	1.625%		12/31/19	1,625	1,622,588
U.S. Treasury Notes	2.125%		12/31/21	22,010	22,223,233
U.S. Treasury Notes(a)	2.250%		11/15/24	7,825	7,877,576
U.S. Treasury Notes	3.500%		02/15/18	13,605	14,579,676
U.S. Treasury Strips Coupon(a)	1.863%	(s)	05/15/22	7,060	6,037,465
U.S. Treasury Strips Coupon	2.404%	(s)	08/15/21	24,945	21,815,325
U.S. Treasury Strips Coupon	2.699%	(s)	05/15/26	22,700	17,151,303
U.S. Treasury Strips Principal(a)	3.682%	(s)	05/15/44	2,710	1,172,262
U.S. Treasury Strips Principal(a)	3.819%	(s)	02/15/44	5,845	2,548,505

TOTAL U.S. TREASURY OBLIGATIONS (cost $370,338,918)					372,343,285

TOTAL LONG-TERM INVESTMENTS (cost $3,975,714,999)					4,019,872,882

				Shares
SHORT-TERM INVESTMENTS — 19.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 19.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $779,799,754; includes $314,493,678 of cash collateral for securities on loan)(b)(w) (Note 4)				779,799,754	779,799,754

				Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $109.38				446,800	349,063
expiring 01/23/15, Strike Price $110.00				446,800	34,906
10 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $127.00				9,300	47,953
expiring 01/23/15, Strike Price $131.00				9,300	1,453
U.S. Ultra Treasury Bond Futures, expiring 01/23/15, Strike Price $165.00				6,300	119,109
expiring 01/23/15, Strike Price $171.00				1,800	5,344
expiring 01/23/15, Strike Price $175.00				4,500	2,812

					560,640

Put Options — 0.1%
90 Day Euro Dollar Futures,
expiring 12/14/15, Strike Price $98.75				36,250	38,969
expiring 12/14/15, Strike Price $98.88				36,250	49,844
expiring 12/14/15, Strike Price $99.13				36,250	84,281
expiring 12/14/15, Strike Price $99.25				36,250	108,750
1 Year Euro Dollar Mid-Curve Futures, expiring 03/13/15, Strike Price $98.50				181,500	72,600
expiring 03/13/15, Strike Price $98.88				181,500	304,013

					658,457

TOTAL OPTIONS PURCHASED (cost $1,393,889)					1,219,097

TOTAL SHORT-TERM INVESTMENTS (cost $781,193,643)					781,018,851

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 120.2% (cost $4,756,908,642)					4,800,891,733

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

OPTIONS WRITTEN*	Notional Amount (000)#	Value (Note 2)
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63	893,600	$(139,625)
10 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $129.00	18,600	(17,438)
U.S. Ultra Treasury Bond Futures, expiring 01/23/15, Strike Price $168.00	3,600	(28,687)
expiring 01/23/15, Strike Price $170.00	9,000	(37,969)

		(223,719)

Put Options
90 Day Euro Dollar Futures, expiring 12/14/15, Strike Price $99.00	145,000	(261,000)
1 Year Euro Dollar Mid-Curve Futures, expiring 03/13/15, Strike Price $98.63	181,500	(122,512)
expiring 03/13/15, Strike Price $98.75	181,500	(199,650)

		(583,162)

TOTAL OPTIONS WRITTEN (premiums received $996,314)		(806,881)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 120.2% (cost $4,755,912,328)		4,800,084,852
Liabilities in excess of other assets(x) — (20.2)%.		(805,687,290)

NET ASSETS — 100.0%		$3,994,397,562

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $307,844,964; cash collateral of $314,493,678 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(f)	Indicates a restricted security; the aggregate cost of such securities is $38,540,133. The aggregate value of $38,450,990 is approximately 1.0% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end: |

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
126	2 Year U.S. Treasury Notes	Mar. 2015	$27,566,710	$27,542,812	$(23,898)
4,361	5 Year U.S. Treasury Notes	Mar. 2015	518,712,214	518,652,367	(59,847)
518	10 Year U.S. Treasury Notes	Mar. 2015	65,418,095	65,680,781	262,686
321	U.S. Ultra Treasury Bond	Mar. 2015	51,506,151	53,025,188	1,519,037

					$1,697,978

(1)	U.S. Government Agency obligations with a combined market value of $5,516,277 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/16/15	BNP Paribas	AUD	2,023	$1,767,700	$1,649,406	$(118,294)
Expiring 01/16/15	JPMorgan Chase	AUD	3,212	2,825,300	2,618,896	(206,404)
Brazilian Real,
Expiring 03/11/15	Barclays Capital Group	BRL	5,656	2,152,150	2,087,463	(64,687)
Expiring 03/11/15	Citigroup Global Markets	BRL	2,208	798,700	814,869	16,169
British Pound,
Expiring 01/28/15	BNP Paribas	GBP	1,101	1,763,500	1,716,043	(47,457)
Expiring 01/28/15	UBS AG	GBP	2,186	3,531,700	3,406,209	(125,491)
Canadian Dollar,
Expiring 01/16/15	Citigroup Global Markets	CAD	3,807	3,382,861	3,275,786	(107,075)
Expiring 01/16/15	Citigroup Global Markets	CAD	3,163	2,825,300	2,721,304	(103,996)
Expiring 01/16/15	JPMorgan Chase	CAD	1,983	1,767,100	1,706,591	(60,509)
Chilean Peso,
Expiring 01/12/15	Citigroup Global Markets	CLP	1,037,757	1,768,200	1,707,460	(60,740)
Expiring 01/15/15	Citigroup Global Markets	CLP	1,031,192	1,765,800	1,696,045	(69,755)
Expiring 01/15/15	Citigroup Global Markets	CLP	1,024,202	1,764,800	1,684,548	(80,252)
Chinese Renminbi,
Expiring 01/15/15	Citigroup Global Markets	CNH	44,980	7,269,851	7,236,235	(33,616)
Expiring 01/15/15	Citigroup Global Markets	CNH	21,718	3,531,700	3,493,939	(37,761)
Expiring 01/15/15	Citigroup Global Markets	CNH	10,903	1,768,200	1,754,052	(14,148)
Expiring 01/15/15	Deutsche Bank AG	CNH	40,173	6,493,096	6,462,915	(30,181)
Expiring 01/15/15	Hong Kong & Shanghai Bank	CNH	19,399	3,135,560	3,120,834	(14,726)
Expiring 01/15/15	JPMorgan Chase	CNH	20,419	3,300,620	3,285,013	(15,607)
Euro,
Expiring 01/28/15	Bank of America	EUR	26,740	33,939,210	32,366,894	(1,572,316)
Indian Rupee,
Expiring 01/28/15	Barclays Capital Group	INR	304,418	4,895,990	4,793,254	(102,736)
Malaysian Ringgit,
Expiring 01/09/15	Citigroup Global Markets	MYR	5,409	1,638,340	1,545,959	(92,381)
Expiring 01/09/15	Goldman Sachs & Co.	MYR	8,114	2,457,361	2,318,937	(138,424)
Mexican Peso,
Expiring 01/22/15	JPMorgan Chase	MXN	1,428	104,433	96,668	(7,765)
Expiring 01/22/15	Toronto Dominion	MXN	111,955	8,225,999	7,577,795	(648,204)
Expiring 01/22/15	Toronto Dominion	MXN	11,426	794,200	773,408	(20,792)
New Zealand Dollar,
Expiring 01/16/15	Barclays Capital Group	NZD	2,522	1,998,661	1,963,884	(34,777)
Expiring 01/16/15	Goldman Sachs & Co.	NZD	4,534	3,527,000	3,530,711	3,711
Philippine Peso,
Expiring 02/12/15	Barclays Capital Group	PHP	145,708	3,237,964	3,250,118	12,154
Expiring 02/12/15	UBS AG	PHP	144,342	3,300,000	3,219,640	(80,360)
Polish Zloty,
Expiring 01/26/15	Deutsche Bank AG	PLN	3,241	951,281	914,228	(37,053)

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Russian Ruble,
Expiring 02/09/15	Credit Suisse First Boston Corp.	RUB	48,346	$863,790	$776,962	$(86,828)
Singapore Dollar,
Expiring 01/23/15	Citigroup Global Markets	SGD	2,248	1,768,200	1,695,606	(72,594)
Expiring 01/23/15	Goldman Sachs & Co.	SGD	2,242	1,766,000	1,691,518	(74,482)
Expiring 01/23/15	Toronto Dominion	SGD	4,310	3,375,473	3,251,421	(124,052)
South African Rand,
Expiring 01/05/15	JPMorgan Chase	ZAR	29,237	2,524,809	2,525,397	588
Turkish Lira,
Expiring 01/20/15	Citigroup Global Markets	TRY	12,709	5,618,533	5,417,410	(201,123)
Expiring 01/20/15	JPMorgan Chase	TRY	5,420	2,362,493	2,310,307	(52,186)
Expiring 01/23/15	JPMorgan Chase	TRY	12,709	5,646,437	5,413,421	(233,016)

				$140,608,312	$135,871,146	$(4,737,166)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/16/15	Citigroup Global Markets	AUD	3,504	$2,993,700	$2,857,264	$136,436
Expiring 01/16/15	Citigroup Global Markets	AUD	2,165	1,871,900	1,765,056	106,844
Brazilian Real,
Expiring 03/11/15	BNP Paribas	BRL	2,128	795,600	785,193	10,407
British Pound,
Expiring 01/28/15	Bank of America	GBP	3,079	4,962,687	4,798,445	164,242
Expiring 01/28/15	JPMorgan Chase	GBP	9,453	15,194,642	14,731,028	463,614
Expiring 01/28/15	JPMorgan Chase	GBP	3,314	5,229,600	5,164,414	65,186
Canadian Dollar,
Expiring 01/16/15	Goldman Sachs & Co.	CAD	2,995	2,619,600	2,576,954	42,646
Expiring 01/16/15	JPMorgan Chase	CAD	2,131	1,871,900	1,833,355	38,545
Expiring 01/16/15	UBS AG	CAD	4,018	3,535,400	3,457,232	78,168
Chilean Peso,
Expiring 01/15/15	Citigroup Global Markets	CLP	2,226,521	3,741,800	3,662,052	79,748
Expiring 01/15/15	Citigroup Global Markets	CLP	926,487	1,537,100	1,523,832	13,268
Chinese Renminbi,
Expiring 01/15/15	Barclays Capital Group	CNH	28,720	4,641,558	4,620,357	21,201
Expiring 01/15/15	JPMorgan Chase	CNH	56,330	9,101,800	9,062,334	39,466
Expiring 01/15/15	JPMorgan Chase	CNH	24,635	3,970,800	3,963,299	7,501
Expiring 01/15/15	UBS AG	CNH	36,894	5,967,600	5,935,393	32,207
Expiring 01/15/15	UBS AG	CNH	11,403	1,843,087	1,834,550	8,537
Euro,
Expiring 01/28/15	Bank of America	EUR	7,902	9,903,975	9,565,088	338,887
Expiring 01/28/15	Citigroup Global Markets	EUR	3,341	4,201,208	4,044,015	157,193
Expiring 01/28/15	Citigroup Global Markets	EUR	846	1,047,625	1,023,550	24,075
Expiring 01/28/15	Goldman Sachs & Co.	EUR	1,100	1,369,000	1,331,802	37,198
Expiring 01/28/15	UBS AG	EUR	4,659	5,820,065	5,638,915	181,150
Expiring 01/28/15	UBS AG	EUR	1,803	2,244,603	2,182,831	61,772
Expiring 01/28/15	UBS AG	EUR	806	1,006,861	976,121	30,740
Hungarian Forint,
Expiring 01/22/15	JPMorgan Chase	HUF	325,615	1,353,863	1,243,873	109,990
Indian Rupee,
Expiring 01/28/15	UBS AG	INR	172,923	2,770,100	2,722,790	47,310
Expiring 01/28/15	UBS AG	INR	124,255	1,989,200	1,956,480	32,720
Japanese Yen,
Expiring 01/28/15	BNP Paribas	JPY	48,246	425,192	402,884	22,308
Expiring 01/28/15	BNP Paribas	JPY	2,159	18,307	18,032	275
Expiring 01/28/15	Toronto Dominion	JPY	234,338	2,168,687	1,956,880	211,807
Malaysian Ringgit,
Expiring 01/09/15	UBS AG	MYR	13,846	4,116,500	3,956,968	159,532

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso,
Expiring 01/22/15	Citigroup Global Markets	MXN	22,625	$1,597,900	$1,531,416	$66,484
Expiring 01/22/15	Deutsche Bank AG	MXN	38,823	2,795,000	2,627,795	167,205
Expiring 01/22/15	JPMorgan Chase	MXN	71,502	5,239,200	4,839,685	399,515
New Zealand Dollar,
Expiring 01/16/15	Deutsche Bank AG	NZD	4,889	3,742,100	3,807,149	(65,049)
Expiring 01/16/15	UBS AG	NZD	2,439	1,871,900	1,899,540	(27,640)
Philippine Peso,
Expiring 02/12/15	UBS AG	PHP	285,361	6,365,400	6,365,155	245
Polish Zloty,
Expiring 01/26/15	Citigroup Global Markets	PLN	8,005	2,393,622	2,258,209	135,413
Singapore Dollar,
Expiring 01/23/15	BNP Paribas	SGD	3,868	2,995,100	2,918,497	76,603
Expiring 01/23/15	BNP Paribas	SGD	2,411	1,867,000	1,818,686	48,314
Expiring 01/23/15	Citigroup Global Markets	SGD	2,416	1,871,100	1,822,658	48,442
South African Rand,
Expiring 01/05/15	Citigroup Global Markets	ZAR	29,237	2,656,028	2,525,397	130,631
Expiring 01/23/15	Citigroup Global Markets	ZAR	8,955	803,785	771,214	32,571
Expiring 01/23/15	JPMorgan Chase	ZAR	29,237	2,517,691	2,517,923	(232)
Turkish Lira,
Expiring 01/20/15	Credit Suisse First Boston Corp.	TRY	92,191	40,362,942	39,296,950	1,065,992
Expiring 01/23/15	JPMorgan Chase	TRY	12,709	5,655,183	5,413,421	241,762
Expiring 01/23/15	JPMorgan Chase	TRY	2,615	1,152,800	1,113,991	38,809

				$192,200,711	$187,118,673	$5,082,038

						$344,872

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	9,504	05/17/18	0.989%	3 Month LIBOR(2)	$119,259	$—	$119,259	Credit Suisse First Boston Corp.
	18,565	11/15/19	1.334%	3 Month LIBOR(2)	331,697	—	331,697	Citigroup Global Markets
AUD	2,090	12/19/32	4.423%	6 Month Australian Bank Bill(1)	204,213	—	204,213	Barclays Capital Group
AUD	590	12/20/32	4.420%	6 Month Australian Bank Bill(1)	57,395	—	57,395	Citigroup Global Markets
BRL	57,501	01/01/17	10.580%	1 Day Brazil Interbank Rate(1)	(890,822)	—	(890,822)	Hong Kong & Shanghai Bank
BRL	12,519	01/01/17	9.130%	1 Day Brazil Interbank Rate(1)	(378,558)	—	(378,558)	Barclays Capital Group
BRL	9,386	01/01/17	8.330%	1 Day Brazil Interbank Rate(1)	(419,902)	—	(419,902)	Citigroup Global Markets
BRL	34,572	01/01/18	11.770%	1 Day Brazil Interbank Rate(1)	(292,008)	—	(292,008)	Deutsche Bank AG
BRL	14,416	01/01/21	12.640%	1 Day Brazil Interbank Rate(1)	(226,794)	—	(226,794)	Barclays Capital Group
BRL	13,485	01/01/21	11.300%	1 Day Brazil Interbank Rate(1)	287,844	—	287,844	Deutsche Bank AG
CHF	180,000	07/31/15	(0.005)%	3 Month CHF LIBOR(2)	(143,024)	—	(143,024)	Credit Suisse First Boston Corp.
CHF	160,000	08/06/15	(0.005)%	3 Month CHF LIBOR(2)	(135,783)	—	(135,783)	Hong Kong & Shanghai Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.)
MXN	119,600	06/20/18	6.020%	28 Day Mexican	$314,903	$—	$314,903	Credit Suisse First Boston Corp.
				Interbank Rate(1)
MXN	120,800	11/09/18	5.410%	28 Day Mexican	128,052	—	128,052	Deutsche Bank AG
				Interbank Rate(1)
MXN	155,800	04/28/23	5.100%	28 Day Mexican	(617,066)	—	(617,066)	Barclays Capital Group
				Interbank Rate(1)
MXN	60,000	10/20/23	6.540%	28 Day Mexican	169,883	—	169,883	Deutsche Bank AG
				Interbank Rate(1)
RUB	102,500	05/20/23	7.250%	3 Month MOSPRIME(1)	(424,413)	—	(424,413)	Credit Suisse First Boston Corp.
ZAR	20,000	09/03/33	8.970%	3 Month JIBAR(1)	97,265	—	97,265	Hong Kong & Shanghai Bank

					$(1,817,859)	$—	$(1,817,859)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
	27,620	06/30/16	0.655%	3 Month LIBOR(2)	$(3,022)	$(1,446)	$1,576
	17,670	06/30/16	0.618%	3 Month LIBOR(2)	194	8,841	8,647
	7,750	06/30/16	0.655%	3 Month LIBOR(2)	169	(421)	(590)
	32,000	08/27/16	0.698%	3 Month LIBOR(2)	230	16,792	16,562
	214,550	09/30/16	0.877%	3 Month LIBOR(2)	686	(386,019)	(386,705)
	13,025	12/24/17	1.384%	3 Month LIBOR(2)	1,629	(37,532)	(39,161)
	74,800	02/28/19	1.806%	3 Month LIBOR(2)	89,543	(591,488)	(681,031)
	20,950	02/28/19	1.625%	6 Month LIBOR(2)	244	(12,219)	(12,463)
	15,300	11/06/19	1.753%	6 Month LIBOR(2)	23,169	(2,913)	(26,082)
	20,070	12/02/19	1.639%	6 Month LIBOR(2)	240	116,479	116,239
	31,900	07/31/21	2.290%	3 Month LIBOR(2)	342	(588,603)	(588,945)
AUD	4,200	03/07/29	4.743%	6 Month BBSW(1)	(43,162)	528,447	571,609
EUR	16,500	08/01/17	0.125%	1 Day EONIA(2)	7,881	(110,440)	(118,321)
EUR	10,000	08/01/19	0.325%	1 Day EONIA(2)	11,973	(192,558)	(204,531)
EUR	7,200	08/01/21	0.604%	1 Day EONIA(2)	15,680	(277,136)	(292,816)
EUR	10,300	08/01/24	1.011%	1 Day EONIA(2)	36,533	(722,414)	(758,947)
EUR	4,350	08/04/24	1.054%	1 Day EONIA(2)	(127,506)	(327,178)	(199,672)
GBP	3,120	11/03/24	1.960%	6 Month LIBOR(2)	1,988	(236,157)	(238,145)
MXN	75,000	12/02/15	5.080%	28 Day Mexican Interbank Rate(1)	(9,832)	66,001	75,833
MXN	120,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(1)	(26,001)	97,659	123,660
MXN	64,200	05/25/22	6.370%	28 Day Mexican Interbank Rate(1)	(27,277)	149,392	176,669
MXN	26,800	07/27/34	6.720%	28 Day Mexican Interbank Rate(1)	2,879	(36,629)	(39,508)
ZAR	63,200	11/14/23	8.190%	3 Month JIBAR(1)	(28,808)	126,995	155,803

					$(72,228)	$(2,412,547)	$(2,340,319)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.20	06/20/18	1.000%	200,000	$(3,923,373)	$(2,607,828)	$(1,315,545)	Bank of America
CDX.NA.IG.20	06/20/18	1.000%	200,000	(3,923,372)	(2,385,606)	(1,537,766)	Barclays Capital Group

				$(7,846,745)	$(4,993,434)	$(2,853,311)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17	12/20/16	5.000%	42,275	$2,184,115	$1,826,045	$358,070	Deutsche Bank AG
CDX.NA.HY.17	12/20/16	5.000%	29,688	1,533,789	1,356,554	177,235	Deutsche Bank AG
CDX.NA.HY.17	12/20/16	5.000%	26,600	1,374,275	1,165,597	208,678	Deutsche Bank AG
CDX.NA.HY.17	12/20/16	5.000%	15,438	797,570	647,517	150,053	Credit Suisse First Boston Corp.

				$5,889,749	$4,995,713	$894,036

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2014(4)	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.20	06/20/18	1.000%	110,000	$(830,973)	$(2,119,486)	$(1,288,513)
CDX.NA.IG.22	06/20/19	1.000%	275,000	(4,204,331)	(4,960,402)	(756,071)
CDX.NA.IG.23	12/20/19	1.000%	100,000	(1,589,541)	(1,596,643)	(7,102)

				$(6,624,845)	$(8,676,531)	$(2,051,686)

U.S. Government obligations with a combined market value of $10,487,407 have been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Currency swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	Over-the-counter swap agreements:
	35,059	3 Month LIBOR	EUR	26,430	3 Month EURIBOR minus 26.25 bps	Barclays Capital Group	01/25/15	$3,104,343	$—	$3,104,343
	2,543	3 Month LIBOR	EUR	1,950	3 Month EURIBOR minus 31.70 bps	Barclays Capital Group	12/14/15	187,601	—	187,601
	14,515	3 Month LIBOR	EUR	11,000	3 Month EURIBOR minus 28.25 bps	Barclays Capital Group	01/04/16	1,237,421	—	1,237,421
	2,108	3 Month LIBOR	JPY	210,000	3 Month JPY LIBOR minus 38.43 bps	Barclays Capital Group	10/12/16	362,400	—	362,400
	29,284	3 Month LIBOR	EUR	22,010	3 Month EURIBOR minus 26 bps	Citigroup Global Markets	01/25/15	2,673,099	—	2,673,099
	1,748	3 Month LIBOR	JPY	170,355	3 Month JPY LIBOR minus 32.75 bps	Citigroup Global Markets	05/02/15	327,368	—	327,368
	1,284	3 Month LIBOR	JPY	100,000	4.500%	Citigroup Global Markets	06/08/15	431,867	(73,635)	505,502
	256	3 Month LIBOR	JPY	20,000	4.500%	Citigroup Global Markets	06/08/15	85,809	(10,063)	95,872
	1,562	3 Month LIBOR	EUR	1,210	3 Month EURIBOR minus 30 bps	Citigroup Global Markets	09/26/15	99,907	—	99,907
	2,527	3 Month LIBOR	EUR	1,920	3 Month EURIBOR minus 30 bps	Citigroup Global Markets	12/18/15	206,870	—	206,870
	706	3 Month LIBOR	JPY	55,000	3.450%	Citigroup Global Markets	03/24/17	266,888	4,501	262,387
	2,658	3 Month LIBOR	EUR	2,180	4.250%	Citigroup Global Markets	07/14/17	(158,604)	(227,068)	68,464
	269	3 Month LIBOR	EUR	220	4.250%	Citigroup Global Markets	07/14/17	(16,079)	(25,141)	9,062
	9,884	3 Month LIBOR	EUR	7,500	3 Month EURIBOR minus 30.50 bps	Credit Suisse First Boston Corp.	12/20/15	823,548	—	823,548
	10,098	3 Month LIBOR	JPY	1,030,000	3 Month JPY LIBOR minus 31.75 bps	Deutsche Bank AG	05/14/17	1,495,839	—	1,495,839
	7,678	3 Month LIBOR	EUR	5,760	3 Month EURIBOR minus 25.75 bps	Hong Kong & Shanghai Bank	01/17/15	710,616	—	710,616
	14,199	3 Month LIBOR	EUR	10,700	3 Month EURIBOR minus 26 bps	Hong Kong & Shanghai Bank	01/25/15	1,262,037	—	1,262,037
	1,333	3 Month LIBOR	EUR	1,000	3 Month EURIBOR minus 25.75 bps	Hong Kong & Shanghai Bank	01/25/15	123,943	—	123,943
TRY	74,330	8.690%		35,770	3 Month LIBOR	Hong Kong & Shanghai Bank	09/09/15	(3,055,956)	—	(3,055,956)

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Currency swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	Over-the-counter swap agreements (continued)
	2,072	3 Month LIBOR	EUR	1,600	3 Month EURIBOR minus 30.25 bps	Hong Kong & Shanghai Bank	09/27/15	$137,818	$—	$137,818
	3,268	3 Month LIBOR	EUR	2,500	3 Month EURIBOR minus 30.80 bps	Hong Kong & Shanghai Bank	12/17/15	258,382	—	258,382
	5,398	3 Month LIBOR	EUR	4,100	3 Month EURIBOR minus 30.25 bps	Hong Kong & Shanghai Bank	12/19/15	444,008	—	444,008
	2,443	3 Month LIBOR 3 Month JPY LIBOR minus	EUR	1,900	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	155,810	—	155,810
JPY	565,000	43.35 bps 3 monh LIBOR JPY minus		4,796	3 Month LIBOR	JPMorgan Chase	11/26/16	(87,372)	—	(87,372)
JPY	2,260,000	42.10 bps		19,144	3 Month LIBOR	JPMorgan Chase	11/28/16	(303,894)	—	(303,894)
	5,793	3 Month LIBOR	JPY	700,000	.15500% 3 Month JPY LIBOR minus	JPMorgan Chase	10/26/17	(43,747)	—	(43,747)
	4,796	3 Month LIBOR	JPY	565,000	69.88 bps 3 Month JPY LIBOR minus	JPMorgan Chase	11/26/24	95,043	—	95,043
	19,144	3 Month LIBOR	JPY	2,260,000	67.32 bps	JPMorgan Chase	11/28/24	287,421	—	287,421

								$11,112,386	$(331,406)	$11,443,792

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligation	$—	$922,360	$—
Collateralized Loan Obligations	—	346,808,887	12,405,375
Non-Residential Mortgage-Backed Securities	—	72,862,453	—
Residential Mortgage-Backed Securities	—	175,632,730	—
Bank Loans	—	121,284,735	3,113,310
Commercial Mortgage-Backed Securities	—	494,194,011	6,288,386
Corporate Bonds	—	1,201,065,942	8,737,803
Municipal Bonds	—	63,306,892	—
Non-Corporate Foreign Agencies	—	108,126,625	—
Sovereigns	—	210,203,738	—
U.S. Government Agency Obligations	—	822,576,350	—
U.S. Treasury Obligations	—	372,343,285	—
Affiliated Money Market Mutual Fund	779,799,754	—	—
Options Purchased	1,219,097	—	—
Options Written	(806,881)	—	—
Other Financial Instruments*
Futures Contracts	1,697,978	—	—
Foreign Forward Currency Contracts	—	344,872	—
Over-the-counter interest rate swaps	—	(1,817,859)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Exchange-traded interest rate swaps	$—	$(2,340,319)	$—
Over-the-counter credit default swaps	—	(1,956,996)	—
Exchange-traded credit default swaps	—	(2,051,686)	—
Currency Swap Agreements	—	11,112,386	—

Total	$781,909,948	$3,992,618,406	$30,544,874

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Collateralized Loan Obligations	Bank Loans	Commercial Mortgage-Backed Securities	Corporate Bonds
Balance as of 12/31/13	$14,740,800	$4,628,698	$—	$9,251,968
Realized gain (loss)	—	3,215	—	—
Change in unrealized appreciation (depreciation)**	—	(252,955)	(2,008)	118,900
Purchases	12,405,375	—	6,290,394	—
Sales	—	(1,072,759)	—	(617,002)
Accrued discount/premium	—	62,630	—	(16,063)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(14,740,800)	(255,519)	—	—

Balance as of 12/31/14	$12,405,375	$3,113,310	$6,288,386	$8,737,803

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange- traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

**	Of which, ($136,063) was relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period-end, one Collateralized Loan Obligation and one Bank Loan transferred out of Level 3 as a result of being valued by an independent pricing vendor source.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs. Such securities are priced using single broker quotes and a monthly broker quote.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (Unaudited):

U.S. Government Agency Obligations	20.6%
Affiliated Money Market Mutual Fund (7.9% represents investments purchased with collateral from securities on loan)	19.6
Commercial Mortgage-Backed Securities	12.5
Banking	9.4
U.S. Treasury Obligations	9.3
Collateralized Loan Obligations	9.0
Sovereigns	5.3
Residential Mortgage-Backed Securities	4.4
Non-Corporate Foreign Agencies	2.7
Healthcare & Pharmaceutical	2.7
Insurance	1.8
Automotive	1.8
Non-Residential Mortgage-Backed Securities	1.8
Telecommunications	1.6
Municipal Bonds	1.6
Technology	1.3
Electric	1.3
Energy – Other	1.2
Chemicals	1.1
Capital Goods	1.0
Cable	1.0
Metals	0.8
Non-Captive Finance	0.8
Foods	0.8
Retailers	0.7
Energy – Integrated	0.7

Pipelines & Other	0.6%
Healthcare Insurance	0.6
Tobacco	0.5
Building Materials & Construction	0.5
Media & Entertainment	0.5
Paper	0.4
Lodging	0.3
Entertainment	0.2
Airlines	0.2
Railroads	0.2
Commercial Services & Supplies	0.2
Packaging	0.2
Gaming	0.2
Oil, Gas & Consumable Fuels	0.1
Restaurants	0.1
Leisure	0.1
Brokerage	0.1
Exploration & Production	0.1
Capital Markets	0.1
Real Estate Investment Trust (REITs)	0.1
Media	0.1

120.2
Liabilities in excess of other assets	(20.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	$894,036		Unrealized depreciation on over-the-counter swap agreements	$2,853,311
Credit contracts	Premiums paid for swap agreements	4,995,713		Premiums received for swap agreements	4,993,434
Credit contracts	—	—		Due from/to broker — variation margin swaps	2,051,686	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	5,207,581		Unrealized depreciation on foreign currency forward contracts	4,862,709
Interest rate contracts	Premiums paid for swap agreements	4,501		Premiums received for swap agreements	335,907
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	16,645,272		Unrealized depreciation on over-the-counter swap agreements	7,019,339
Interest rate contracts	Due from/to broker — variation margin futures	1,781,723	*	Due from/to broker — variation margin futures	83,745	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,246,598	*	Due from/to broker — variation margin swaps	3,586,917	*
Interest rate contracts	Unaffiliated investments	1,219,097		Options written outstanding, at value	806,881

Total		$31,994,521			$26,593,929

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Swaps	Total
Interest rate contracts	$(5,677,085)	$2,955,403	$6,955,729	$—	$9,039,718	$13,273,765
Foreign exchange contracts	—	—	—	(6,131,064)	—	(6,131,064)
Credit contracts	—	—	—	—	(6,331,035)	(6,331,035)

Total	$(5,677,085)	$2,955,403	$6,955,729	$(6,131,064)	$2,708,683	$811,666

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Currency Contracts**	Swaps	Total
Interest rate contracts	$(174,792)	$189,433	$7,177,395	$—	$15,380,770	$22,572,806
Credit contracts	—	—	—	—	(2,386,159)	(2,386,159)
Foreign exchange contracts	—	—	—	(2,890,196)	—	(2,890,196)

Total	$(174,792)	$189,433	$7,177,395	$(2,890,196)	$12,994,611	$17,296,451

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased (1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Currency Contracts Purchased(4)	Forward Currency Contracts Sold(5)	Cross Currency Contracts(2)	Interest Rate Swaps(2)	Credit Default Swaps as Buyer(2)	Credit Default Swaps as Writer(2)	Currency Swap Agreements (2)
$1,948,521	$829,392,000	$684,605,924	$123,466,500	$264,364,588	$230,009,367	$7,323,554	$924,641,214	$846,540,629	$114,480,600	$220,423,000

(1)	Cost.

(2)	Notional Amount.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$503,129	$(503,129)	$—	$—
Barclays Capital Group	5,129,333	(5,129,333)	—	—
BNP Paribas	157,907	(157,907)	—	—
Citigroup Global Markets	5,589,398	(1,629,250)	(3,840,000)	120,148
Credit Suisse First Boston Corp.	3,121,272	(654,265)	(2,094,904)	372,103
Deutsche Bank AG	7,341,002	(424,291)	(7,779,858)	—
Goldman Sachs & Co.	83,555	(83,555)	—	—
Hong Kong & Shanghai Bank	3,189,879	(3,189,879)	—	—
JPMorgan Chase	1,787,440	(1,010,732)	(1,072,965)	—
Toronto Dominion	211,807	(211,807)	—	—
UBS AG	632,381	(233,491)	(272,637)	126,253

	$27,747,103

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(5,495,689)	$503,129	$5,936,599	$—
Barclays Capital Group	(5,347,990)	5,129,333	808,218	—
BNP Paribas	(165,751)	157,907	70,955	—
Citigroup Global Markets	(1,629,250)	1,629,250	—	—
Credit Suisse First Boston Corp.	(654,265)	654,265	—	—
Deutsche Bank AG	(424,291)	424,291	—	—
Goldman Sachs & Co.	(212,906)	83,555	275,985	—
Hong Kong & Shanghai Bank	(4,097,287)	3,189,879	1,056,504	—
JPMorgan Chase	(1,010,732)	1,010,732	—	—
Toronto Dominion	(793,048)	211,807	476,643	(104,598)
UBS AG	(233,491)	233,491	—	—

	$(20,064,700)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $307,844,964:
Unaffiliated investments (cost $3,977,108,888)	$4,021,091,979
Affiliated investments (cost $779,799,754)	779,799,754
Foreign currency, at value (cost $2,973,527)	2,959,751
Cash	528
Receivable for investments sold	479,891,673
Dividends and interest receivable	27,325,470
Unrealized appreciation on over-the-counter swap agreements	17,539,308
Unrealized appreciation on foreign currency forward contracts	5,207,581
Premiums paid for swap agreements	5,000,214
Receivable for fund share sold	1,799,984
Due from broker—variation margin futures	841,482
Prepaid expenses	26,994
Tax reclaim receivable	2,946

Total Assets	5,341,487,664

LIABILITIES:
Payable for investments purchased	1,009,169,287
Payable to broker for collateral for securities on loan	314,493,678
Unrealized depreciation on over-the-counter swap agreements	9,872,650
Premiums received for swap agreements	5,329,341
Unrealized depreciation on foreign currency forward contracts	4,862,709
Advisory fees payable	2,101,970
Options written outstanding, at value (premiums received $996,314)	806,881
Accrued expenses and other liabilities	240,566
Due to broker-variation margin swaps	147,303
Distribution fee payable	65,356
Affiliated transfer agent fee payable	361

Total Liabilities	1,347,090,102

NET ASSETS	$3,994,397,562

Net assets were comprised of:
Paid-in capital	$3,707,873,783
Retained earnings	286,523,779

Net assets, December 31, 2014	$3,994,397,562

Net asset value and redemption price per share, $3,994,397,562 / 356,707,468 outstanding shares of beneficial interest	$11.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$101,395,558
Affiliated dividend income	618,309
Affiliated income from securities lending, net	418,404

102,432,271

EXPENSES
Advisory fees	22,867,470
Distribution fee	3,444,226
Custodian and accounting fees	491,000
Audit fee	49,000
Insurance expenses	47,000
Trustees’ fees	37,000
Shareholders’ reports	20,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	26,730

Total expenses	27,012,426
Less: advisory fee waiver	(1,347,113)

Net expenses	25,665,313

NET INVESTMENT INCOME	76,766,958

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	33,487,870
Futures transactions	6,955,729
Swap agreement transactions	2,708,683
Options written transactions	2,955,403
Foreign currency transactions	(7,082,017)

39,025,668

Net change in unrealized appreciation (depreciation) on:
Investments	64,379,859
Futures	7,177,395
Swap agreements	12,994,611
Written options	189,433
Foreign currencies	(3,134,451)

81,606,847

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	120,632,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,399,473

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$76,766,958	$74,647,282	(a)(1)
Net realized gain (loss) on investment and foreign currency transactions	39,025,668	(14,842,725	)(a)(2)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	81,606,847	(123,296,026	)(a)(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	197,399,473	(63,491,469	)(b)

FUND SHARE TRANSACTIONS:
Fund share sold [76,944,829 and 76,842,157 shares, respectively]	851,807,897	820,146,313
Fund share repurchased [23,575,096 and 131,485,528 shares, respectively]	(259,354,517)	(1,421,661,026)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	592,453,380	(601,514,713)

TOTAL INCREASE (DECREASE) IN NET ASSETS	789,852,853	(665,006,182)
NET ASSETS:
Beginning of year	3,204,544,709	3,869,550,891

End of year	$3,994,397,562	$3,204,544,709

(a)	Revised for year ended December 31, 2013 (Note 8):
(1)	Previously $ 87,336,532.
(2)	Previously $(18,338,201).
(3)	Previously $(132,489,800).
(b)	Remains unchanged.

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 126.5%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 2.3%
Alliant Techsystems, Inc.	7,300	$848,625
General Dynamics Corp.	27,400	3,770,788
Huntington Ingalls Industries, Inc.(u)	21,500	2,417,890
L-3 Communications Holdings, Inc.(u)	21,900	2,763,999
Northrop Grumman Corp.	4,500	663,255
Spirit AeroSystems Holdings, Inc. (Class A Stock)*(u)	73,500	3,163,440

		13,627,997

Air Freight & Logistics — 0.8%
Expeditors International of Washington, Inc.	12,300	548,703
FedEx Corp.(u)	24,500	4,254,670

		4,803,373

Airlines — 1.4%
Alaska Air Group, Inc.	21,900	1,308,744
Southwest Airlines Co.(u)	116,200	4,917,584
Spirit Airlines, Inc.*	10,500	793,590
United Continental Holdings, Inc.*	22,700	1,518,403

		8,538,321

Auto Components — 1.3%
Delphi Automotive PLC (United Kingdom)(u)	26,800	1,948,896
Johnson Controls, Inc.	24,200	1,169,828
Lear Corp.	28,100	2,756,048
Tenneco, Inc.*	28,600	1,619,046

		7,493,818

Automobiles — 0.3%
Thor Industries, Inc.	34,200	1,910,754

Banks — 4.9%
Bank of America Corp.	145,346	2,600,240
CIT Group, Inc.(u)	61,000	2,917,630
Citigroup, Inc.(u)	116,940	6,327,623
Fulton Financial Corp.	44,000	543,840
JPMorgan Chase & Co.(u)	115,876	7,251,520
KeyCorp(u)	238,800	3,319,320
PNC Financial Services Group, Inc. (The)	8,400	766,332
Regions Financial Corp.(u)	214,500	2,265,120
Signature Bank*	1,700	214,132
Wells Fargo & Co.(u)	53,101	2,910,997

		29,116,754

Beverages — 2.3%
Coca-Cola Enterprises, Inc.(u)	52,400	2,317,128
Monster Beverage Corp.*(u)	40,300	4,366,505
PepsiCo, Inc.(u)	70,000	6,619,200

		13,302,833

Biotechnology — 5.7%
Alexion Pharmaceuticals, Inc.*(u)	20,700	3,830,121
Amgen, Inc.(u)	33,600	5,352,144
Biogen Idec, Inc.*(u)	15,800	5,363,310
Celgene Corp.*(u)	48,400	5,414,024
Dyax Corp.*	16,300	229,178
Gilead Sciences, Inc.*(u)	69,600	6,560,496
Ligand Pharmaceuticals, Inc.*	7,700	409,717
Pharmacyclics, Inc.*	22,200	2,714,172
Regeneron Pharmaceuticals, Inc.*(u)	7,200	2,953,800

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
United Therapeutics Corp.*	8,300	$1,074,767

		33,901,729

Building Products — 0.6%
A.O. Smith Corp.(u)	51,500	2,905,115
Patrick Industries, Inc.*	6,700	294,666
Universal Forest Products, Inc.	5,100	271,320

		3,471,101

Capital Markets — 2.6%
Ameriprise Financial, Inc.	10,300	1,362,175
Franklin Resources, Inc.(u)	35,200	1,949,024
Goldman Sachs Group, Inc. (The)(u)	27,100	5,252,793
Lazard Ltd. (Class A Stock)(u)	45,000	2,251,350
Piper Jaffray Cos.*	7,200	418,248
SEI Investments Co.	32,300	1,293,292
Waddell & Reed Financial, Inc. (Class A Stock)(u)	54,200	2,700,244

		15,227,126

Chemicals — 3.0%
Cabot Corp.	50,900	2,232,474
Celanese Corp. (Class A Stock)(u)	53,800	3,225,848
Dow Chemical Co. (The)	16,800	766,248
FutureFuel Corp.	16,600	216,132
LyondellBasell Industries NV (Class A Stock)(u)	49,600	3,937,744
Mosaic Co. (The)	10,800	493,020
Sherwin-Williams Co. (The)(u)	14,200	3,735,168
Westlake Chemical Corp.(u)	49,500	3,023,955

		17,630,589

Commercial Services & Supplies — 0.5%
Deluxe Corp.	25,700	1,599,825
Pitney Bowes, Inc.	16,100	392,357
Steelcase, Inc. (Class A Stock)	40,100	719,795
Viad Corp.	9,200	245,272

		2,957,249

Communications Equipment — 3.4%
ARRIS Group, Inc.*(u)	99,700	3,009,943
Aruba Networks, Inc.*	13,700	249,066
Cisco Systems, Inc.(u)	202,200	5,624,193
CommScope Holding Co., Inc.*	53,900	1,230,537
F5 Networks, Inc.*	14,500	1,891,743
Harris Corp.	19,700	1,414,854
QUALCOMM, Inc.(u)	82,700	6,147,091
Ruckus Wireless, Inc.*	37,300	448,346

		20,015,773

Construction & Engineering — 0.6%
Chicago Bridge & Iron Co. NV	29,200	1,225,816
KBR, Inc.	43,900	744,105
Quanta Services, Inc.*	59,000	1,675,010

		3,644,931

Construction Materials
Headwaters, Inc.*	14,100	211,359

Consumer Finance — 0.8%
Capital One Financial Corp.(u)	46,600	3,846,830

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance (continued)
Nelnet, Inc. (Class A Stock)	17,000	$787,610

		4,634,440

Distributors — 0.2%
Genuine Parts Co.	10,400	1,108,328

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc. (Class B Stock)*(u)	25,600	3,843,840
CBOE Holdings, Inc.(u)	28,400	1,801,128
CME Group, Inc.	30,400	2,694,960

		8,339,928

Diversified Telecommunication Services — 1.3%
AT&T, Inc.(u)	117,300	3,940,107
Atlantic Tele-Network, Inc.	6,500	439,335
Inteliquent, Inc.	41,100	806,793
Intelsat SA*	29,100	505,176
Verizon Communications, Inc.(u)	45,500	2,128,490

		7,819,901

Electric Utilities — 1.5%
Entergy Corp.(u)	35,400	3,096,792
ITC Holdings Corp.	13,800	557,934
PPL Corp.(u)	99,600	3,618,468
Southern Co. (The)	28,000	1,375,080

		8,648,274

Electrical Equipment — 0.9%
Acuity Brands, Inc.	2,900	406,203
AMETEK, Inc.(u)	27,100	1,426,273
Babcock & Wilcox Co. (The)	14,700	445,410
Eaton Corp. PLC	3,500	237,860
Emerson Electric Co.(u)	47,900	2,956,867

		5,472,613

Electronic Equipment, Instruments & Components — 1.8%
Arrow Electronics, Inc.*	16,000	926,240
Avnet, Inc.	39,500	1,699,290
Ingram Micro, Inc. (Class A Stock)*(u)	82,400	2,277,536
Insight Enterprises, Inc.*	16,400	424,596
Jabil Circuit, Inc.	45,000	982,350
Methode Electronics, Inc.	38,400	1,401,984
National Instruments Corp.	7,800	242,502
Sanmina Corp.*	17,300	407,069
ScanSource, Inc.*	6,800	273,088
Tech Data Corp.*	14,300	904,189
Zebra Technologies Corp. (Class A Stock)*	13,500	1,045,035

		10,583,879

Energy Equipment & Services — 1.5%
Halliburton Co.	6,500	255,645
Helix Energy Solutions Group, Inc.*	54,200	1,176,140
Helmerich & Payne, Inc.(u)	25,300	1,705,726
Nabors Industries Ltd.	36,400	472,472
National Oilwell Varco, Inc.	17,000	1,114,010
Noble Corp. PLC(u)	170,000	2,816,900
Schlumberger Ltd.	7,700	657,657
US Silica Holdings, Inc.	30,300	778,407

		8,976,957

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing — 2.6%
Costco Wholesale Corp.	20,000	$2,835,000
CVS Health Corp.(u)	28,200	2,715,942
Kroger Co. (The)(u)	71,400	4,584,594
Wal-Mart Stores, Inc.(u)	58,700	5,041,156

		15,176,692

Food Products — 3.5%
Archer-Daniels-Midland Co.(u)	73,900	3,842,800
Bunge Ltd.(u)	35,500	3,227,305
Cal-Maine Foods, Inc.	46,600	1,818,798
ConAgra Foods, Inc.(u)	78,100	2,833,468
Hormel Foods Corp.	19,700	1,026,370
Kellogg Co.(u)	35,400	2,316,576
Pilgrim’s Pride Corp.*(u)	67,700	2,219,883
Sanderson Farms, Inc.	18,800	1,579,670
Tyson Foods, Inc. (Class A Stock)	23,100	926,079
WhiteWave Foods Co. (The)*	23,400	818,766

		20,609,715

Gas Utilities — 0.9%
AGL Resources, Inc.(u)	50,600	2,758,206
Questar Corp.	58,900	1,488,992
UGI Corp.	24,000	911,520

		5,158,718

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories(u)	91,600	4,123,832
Align Technology, Inc.*	10,800	603,828
Baxter International, Inc.	4,600	337,134
Boston Scientific Corp.*(u)	237,600	3,148,200
CR Bard, Inc.(u)	19,100	3,182,442
Cyberonics, Inc.*	12,600	701,568
Globus Medical, Inc. (Class A Stock)*	24,100	572,857
Greatbatch, Inc.*	7,500	369,750
Halyard Health, Inc.*	2,987	135,819
Hologic, Inc.*	47,700	1,275,498
Intuitive Surgical, Inc.*	4,800	2,538,912
Masimo Corp.*	30,900	813,906
Natus Medical, Inc.*	14,100	508,164

		18,311,910

Health Care Providers & Services — 4.5%
Aetna, Inc.(u)	43,000	3,819,690
Anthem, Inc.(u)	29,200	3,669,564
CIGNA Corp.(u)	25,600	2,634,496
Express Scripts Holding Co.*(u)	58,400	4,944,728
HCA Holdings, Inc.*(u)	5,200	381,628
Health Net, Inc.*(u)	41,700	2,232,201
Laboratory Corp. of America Holdings*	11,300	1,219,270
UnitedHealth Group, Inc.(u)	51,900	5,246,571
Universal Health Services, Inc. (Class B Stock)(u)	22,400	2,492,224

		26,640,372

Health Care Technology — 0.6%
Cerner Corp.*(u)	56,900	3,679,154

Hotels, Restaurants & Leisure — 2.8%
Chipotle Mexican Grill, Inc.*(u)	4,300	2,943,393
DineEquity, Inc.	10,000	1,036,400
Jack in the Box, Inc.	26,500	2,118,940
Las Vegas Sands Corp.(u)	63,700	3,704,792

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Marriott Vacations Worldwide Corp.	20,300	$1,513,162
McDonald’s Corp.(u)	52,200	4,891,140
Ruth’s Hospitality Group, Inc.	18,000	270,000
Yum! Brands, Inc.	4,900	356,965

		16,834,792

Household Durables — 0.2%
Helen of Troy Ltd.*	6,000	390,360
La-Z-Boy, Inc.	23,800	638,792
Universal Electronics, Inc.*	3,000	195,090
Whirlpool Corp.	1,100	213,114

		1,437,356

Household Products — 1.1%
Kimberly-Clark Corp.(u)	23,500	2,715,190
Procter & Gamble Co. (The)(u)	39,600	3,607,164

		6,322,354

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp.(u)	200,400	2,759,508

Industrial Conglomerates — 1.8%
Carlisle Cos., Inc.(u)	30,500	2,752,320
General Electric Co.(u)	303,270	7,663,633

		10,415,953

Insurance — 2.4%
Aflac, Inc.(u)	57,800	3,531,002
American Financial Group, Inc.(u)	39,800	2,416,656
Assured Guaranty Ltd.	56,500	1,468,435
CNA Financial Corp.	9,700	375,487
Genworth Financial, Inc. (Class A Stock)*(u)	210,200	1,786,700
HCC Insurance Holdings, Inc.	6,200	331,824
Loews Corp.	8,200	344,564
Navigators Group, Inc. (The)*	4,000	293,360
PartnerRe Ltd.	3,800	433,694
Reinsurance Group of America, Inc.	2,000	175,240
Unum Group(u)	85,600	2,985,728

		14,142,690

Internet & Catalog Retail — 0.7%
FTD Cos., Inc.*	15,720	547,370
HSN, Inc.	11,900	904,400
Priceline Group, Inc. (The)*(u)	2,600	2,964,546

		4,416,316

Internet Software & Services — 3.4%
Akamai Technologies, Inc.*(u)	32,300	2,033,608
Envestnet, Inc.*	11,200	550,368
Facebook, Inc. (Class A Stock)*(u)	45,100	3,518,702
Google, Inc. (Class A Stock)*(u)	8,600	4,563,676
Google, Inc. (Class C Stock)*(u)	13,400	7,053,760
LogMeIn, Inc.*	31,400	1,549,276
NIC, Inc.	34,300	617,057

		19,886,447

IT Services — 2.7%
Booz Allen Hamilton Holding Corp.	22,600	599,578
Broadridge Financial Solutions, Inc.(u)	49,700	2,295,146
Cognizant Technology Solutions Corp. (Class A Stock)*	70,700	3,723,062
Computer Sciences Corp.	4,000	252,200

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
DST Systems, Inc.(u)	24,500	$2,306,675
ExlService Holdings, Inc.*	13,200	378,972
Fiserv, Inc.*	12,100	858,737
Genpact Ltd.*	43,400	821,562
iGATE Corp.*	15,000	592,200
International Business Machines Corp.	10,400	1,668,576
Jack Henry & Associates, Inc.	8,100	503,334
MasterCard, Inc. (Class A Stock)	5,000	430,800
MAXIMUS, Inc.	8,200	449,688
Syntel, Inc.*	24,000	1,079,520
Visa, Inc. (Class A Stock)	800	209,760

		16,169,810

Leisure Products — 0.5%
Polaris Industries, Inc.(u)	21,400	3,236,536

Life Sciences Tools & Services — 0.9%
Charles River Laboratories International, Inc.*	19,300	1,228,252
Illumina, Inc.*	18,300	3,377,814
Quintiles Transnational Holdings, Inc.*	7,300	429,751

		5,035,817

Machinery — 3.3%
Blount International, Inc.*	40,900	718,613
Cummins, Inc.	4,500	648,765
Dover Corp.(u)	18,000	1,290,960
IDEX Corp.	24,400	1,899,296
Illinois Tool Works, Inc.(u)	32,900	3,115,630
Lincoln Electric Holdings, Inc.	25,500	1,761,795
Meritor, Inc.*	53,600	812,040
Oshkosh Corp.(u)	37,500	1,824,375
Parker-Hannifin Corp.(u)	25,800	3,326,910
Timken Co. (The)	70,300	3,000,404
Toro Co. (The)	14,400	918,864

		19,317,652

Media — 3.2%
Cinemark Holdings, Inc.	23,600	839,688
Comcast Corp. (Class A Stock)(u)	86,700	5,029,467
DIRECTV*(u)	29,100	2,522,970
Discovery Communications, Inc. (Class C Stock)*	56,300	1,898,436
Discovery Communications, Inc. (Class A Stock)*	6,200	213,590
Gannett Co., Inc.(u)	63,600	2,030,748
Morningstar, Inc.	3,800	245,898
Thomson Reuters Corp.	18,400	742,256
Time Warner, Inc.	24,900	2,126,958
Walt Disney Co. (The)(u)	34,900	3,287,231

		18,937,242

Metals & Mining — 1.0%
Alcoa, Inc.	100,200	1,582,158
Freeport-McMoRan, Inc.	32,300	754,528
Globe Specialty Metals, Inc.	33,200	572,036
Nucor Corp.	32,700	1,603,935
Southern Copper Corp.	11,700	329,940
Worthington Industries, Inc.	26,500	797,385

		5,639,982

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail — 1.1%
Big Lots, Inc.	17,700	$708,354
Dillard’s, Inc. (Class A Stock)(u)	17,800	2,228,204
Dollar Tree, Inc.*	47,100	3,314,898

		6,251,456

Multi-Utilities — 0.7%
MDU Resources Group, Inc.	13,500	317,250
Public Service Enterprise Group, Inc.(u)	69,700	2,886,277
SCANA Corp.	10,500	634,200
Vectren Corp.	8,500	392,955

		4,230,682

Oil, Gas & Consumable Fuels — 8.3%
Anadarko Petroleum Corp.(u)	39,700	3,275,250
Cabot Oil & Gas Corp.(u)	94,100	2,786,301
California Resources Corp.*	7,760	42,758
Chevron Corp.(u)	41,046	4,604,540
ConocoPhillips(u)	19,500	1,346,670
Continental Resources, Inc.*(u)	85,900	3,295,124
Devon Energy Corp.(u)	44,100	2,699,361
EP Energy Corp. (Class A Stock)*	84,200	879,048
EQT Corp.(u)	28,200	2,134,740
Exxon Mobil Corp.(u)	109,100	10,086,295
Noble Energy, Inc.	13,500	640,305
ONEOK, Inc.	52,700	2,623,933
Phillips 66(u)	58,500	4,194,450
Pioneer Natural Resources Co.	6,400	952,640
REX American Resources Corp.*	6,100	378,017
SM Energy Co.(u)	45,000	1,736,100
Targa Resources Corp.(u)	29,300	3,107,265
Valero Energy Corp.(u)	70,000	3,465,000
Western Refining, Inc.	8,400	317,352
World Fuel Services Corp.	6,400	300,352

		48,865,501

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	6,700	459,285

Personal Products — 0.2%
Avon Products, Inc.	134,300	1,261,077

Pharmaceuticals — 6.3%
AbbVie, Inc.(u)	77,700	5,084,688
Actavis PLC*(u)	8,500	2,187,985
Allergan, Inc.	7,400	1,573,166
Bristol-Myers Squibb Co.(u)	66,300	3,913,689
Eli Lilly & Co.	16,700	1,152,133
Impax Laboratories, Inc.*	14,500	459,360
Johnson & Johnson(u)	68,800	7,194,416
Lannett Co., Inc.*(u)	43,200	1,852,416
Merck & Co., Inc.(u)	80,200	4,554,558
Mylan, Inc.*	15,900	896,283
Pfizer, Inc.(u)	260,805	8,124,076

		36,992,770

Professional Services — 0.4%
ManpowerGroup, Inc.(u)	34,600	2,358,682

Real Estate Investment Trusts (REITs) — 3.6%
AG Mortgage Investment Trust, Inc.	22,900	425,253
American Assets Trust, Inc.	17,900	712,599
American Campus Communities, Inc.	11,000	454,960
American Capital Agency Corp.(u)	130,200	2,842,266

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
American Capital Mortgage Investment Corp.	29,000	$546,360
Annaly Capital Management, Inc.(u)	281,100	3,038,691
Apollo Residential Mortgage, Inc.	25,700	405,289
Chambers Street Properties	117,700	948,662
Chimera Investment Corp.	89,400	284,292
Franklin Street Properties Corp.	46,900	575,463
Hospitality Properties Trust(u)	72,100	2,235,100
Host Hotels & Resorts, Inc.	60,700	1,442,839
Invesco Mortgage Capital, Inc.(u)	128,600	1,988,156
New Residential Investment Corp.	54,800	699,796
ProLogis, Inc.(u)	64,700	2,784,041
Redwood Trust, Inc.	10,800	212,760
Resource Capital Corp.	87,800	442,512
RLJ Lodging Trust	34,300	1,150,079

		21,189,118

Real Estate Management & Development — 0.9%
CBRE Group, Inc. (Class A Stock)*	52,700	1,804,975
Jones Lang LaSalle, Inc.(u)	24,000	3,598,320

		5,403,295

Road & Rail — 2.3%
AMERCO	3,700	1,051,762
CSX Corp.	26,900	974,587
Norfolk Southern Corp.(u)	23,200	2,542,952
Old Dominion Freight Line, Inc.*(u)	33,100	2,569,884
Union Pacific Corp.(u)	53,800	6,409,194

		13,548,379

Semiconductors & Semiconductor Equipment — 4.7%
Avago Technologies Ltd. (Singapore)(u)	20,700	2,082,213
Broadcom Corp. (Class A Stock)	39,800	1,724,534
Diodes, Inc.*	25,400	700,278
Inphi Corp.*	17,500	323,400
Integrated Device Technology, Inc.*(u)	185,400	3,633,840
Intel Corp.(u)	216,780	7,866,946
MKS Instruments, Inc.	9,900	362,340
Monolithic Power Systems, Inc.	5,000	248,700
Skyworks Solutions, Inc.(u)	64,100	4,660,711
Tessera Technologies, Inc.	41,100	1,469,736
Texas Instruments, Inc.(u)	84,800	4,533,832

		27,606,530

Software — 6.8%
ANSYS, Inc.*(u)	33,600	2,755,200
Aspen Technology, Inc.*	14,200	497,284
AVG Technologies NV*	39,300	775,782
CA, Inc.	23,200	706,440
Fortinet, Inc.*	17,900	548,814
Manhattan Associates, Inc.*	50,000	2,036,000
Microsoft Corp.(u)	241,100	11,199,095
MicroStrategy, Inc. (Class A Stock)*	5,800	941,920
NetScout Systems, Inc.*	25,000	913,500
Oracle Corp.(u)	168,800	7,590,936
Pegasystems, Inc.	30,000	623,100
Progress Software Corp.*	37,600	1,015,952
PTC, Inc.*	38,000	1,392,700
SolarWinds, Inc.*	7,500	373,725
Solera Holdings, Inc.	35,800	1,832,244
SS&C Technologies Holdings, Inc.	29,100	1,702,059

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Symantec Corp.(u)	129,900	$3,332,585
Synopsys, Inc.*(u)	35,800	1,556,226
VASCO Data Security International, Inc.*	18,100	510,601

		40,304,163

Specialty Retail — 6.0%
Abercrombie & Fitch Co. (Class A Stock)	10,300	294,992
AutoNation, Inc.*	10,500	634,305
Best Buy Co., Inc.	21,000	818,580
Dick’s Sporting Goods, Inc.(u)	53,100	2,636,415
DSW, Inc. (Class A Stock)(u)	93,700	3,495,010
Finish Line, Inc. (The) (Class A Stock)	34,200	831,402
Foot Locker, Inc.(u)	56,100	3,151,698
Gap, Inc. (The)(u)	79,800	3,360,378
Haverty Furniture Cos., Inc.	11,600	255,316
Home Depot, Inc. (The)(u)	34,000	3,568,980
Lowe’s Cos., Inc.(u)	67,900	4,671,520
Ross Stores, Inc.(u)	45,800	4,317,108
TJX Cos., Inc. (The)(u)	61,300	4,203,954
Ulta Salon Cosmetics & Fragrance, Inc.*(u)	24,900	3,183,216

		35,422,874

Technology Hardware, Storage & Peripherals — 4.2%
Apple, Inc.(u)	154,200	17,020,596
Hewlett-Packard Co.(u)	151,800	6,091,734
Lexmark International, Inc. (Class A Stock)	13,300	548,891
NetApp, Inc.	9,100	377,195
Super Micro Computer, Inc.*	20,700	722,016

		24,760,432

Textiles, Apparel & Luxury Goods — 0.8%
Michael Kors Holdings Ltd.*(u)	44,400	3,334,440
Steven Madden Ltd.*	51,500	1,639,245

		4,973,685

Thrifts & Mortgage Finance — 0.2%
Home Loan Servicing Solutions Ltd.	62,300	1,216,096

Tobacco — 0.5%
Altria Group, Inc.	24,300	1,197,261
Philip Morris International, Inc.(u)	22,950	1,869,277
Reynolds American, Inc.	2,700	173,529

		3,240,067

Trading Companies & Distributors — 0.6%
MRC Global, Inc.*(u)	151,000	2,287,650
United Rentals, Inc.*	10,300	1,050,703

		3,338,353

TOTAL LONG-TERM INVESTMENTS (cost $636,075,516)		746,989,488

SHORT-TERM INVESTMENTS — 2.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 2.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $11,885,081)(w) (Note 4)	11,885,081	11,885,081

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS(k)(n) — 0.3%
U.S. Treasury Bills
0.032%	03/19/15	250	$249,989
0.033%	03/19/15	250	249,990
0.035%	03/19/15	100	99,996
0.045%	03/19/15	750	749,969

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,349,897)			1,349,944

TOTAL SHORT-TERM INVESTMENTS (cost $13,234,978)			13,235,025

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 128.8% (cost $649,310,494)			760,224,513

	Shares
SECURITIES SOLD SHORT(q) — (29.3)%
COMMON STOCKS
Aerospace & Defense — (0.4)%
DigitalGlobe, Inc.*	77,000	(2,384,690)

Air Freight & Logistics — (0.1)%
UTi Worldwide, Inc.*	47,600	(574,532)

Auto Components — (0.2)%
Dorman Products, Inc.*	22,100	(1,066,767)

Automobiles — (0.1)%
Tesla Motors, Inc.*	3,000	(667,230)

Banks
UMB Financial Corp.	3,300	(187,737)

Biotechnology — (2.7)%
ACADIA Pharmaceuticals, Inc.*	73,200	(2,324,100)
Array BioPharma, Inc.*	120,000	(567,600)
Cepheid, Inc.*	56,700	(3,069,738)
Halozyme Therapeutics, Inc.*	116,100	(1,120,365)
Ironwood Pharmaceuticals, Inc.*	125,800	(1,927,256)
KYTHERA Biopharmaceuticals, Inc.*	21,000	(728,280)
Seattle Genetics, Inc.*	41,200	(1,323,756)
Spectrum Pharmaceuticals, Inc.*	74,700	(517,671)
Vertex Pharmaceuticals, Inc.*	36,900	(4,383,720)

		(15,962,486)

Building Products — (0.5)%
Armstrong World Industries, Inc.*	47,100	(2,407,752)
Ply Gem Holdings, Inc.*	19,400	(271,212)

		(2,678,964)

Capital Markets — (0.1)%
FXCM, Inc. (Class A Stock)	22,400	(371,168)

Chemicals — (0.9)%
American Vanguard Corp.	26,300	(305,606)
Balchem Corp.	13,200	(879,648)
HB Fuller Co.	5,800	(258,274)
Monsanto Co.	34,000	(4,061,980)

		(5,505,508)

Commercial Services & Supplies — (0.6)%
Clean Harbors, Inc.*	11,300	(542,965)
Covanta Holding Corp.	86,200	(1,897,262)
Healthcare Services Group, Inc.	37,700	(1,166,061)

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
US Ecology, Inc.	5,300	$(212,636)

		(3,818,924)

Communications Equipment — (1.4)%
Ciena Corp.*	125,100	(2,428,191)
Extreme Networks, Inc.*	67,300	(237,569)
Finisar Corp.*	114,700	(2,226,327)
Infinera Corp.*	63,100	(928,832)
InterDigital, Inc.	10,400	(550,160)
ViaSat, Inc.*	28,100	(1,771,143)

		(8,142,222)

Construction & Engineering — (0.1)%
Granite Construction, Inc.	21,800	(828,836)

Diversified Consumer Services — (0.6)%
Houghton Mifflin Harcourt Co.*	63,300	(1,310,943)
Sotheby’s	53,500	(2,310,130)

		(3,621,073)

Electrical Equipment — (0.1)%
Power Solutions International, Inc.*	6,300	(325,143)

Electronic Equipment, Instruments & Components — (0.7)%
Belden, Inc.	7,500	(591,075)
FEI Co.	27,600	(2,493,660)
Maxwell Technologies, Inc.*	33,300	(303,696)
MTS Systems Corp.	6,700	(502,701)

		(3,891,132)

Energy Equipment & Services — (0.1)%
Exterran Holdings, Inc.	6,500	(211,770)
SEACOR Holdings, Inc.*	6,900	(509,289)

		(721,059)

Food Products — (1.4)%
B&G Foods, Inc.	7,500	(224,250)
Boulder Brands, Inc.*	38,600	(426,916)
Darling Ingredients, Inc.*	149,600	(2,716,736)
Dean Foods Co.	59,400	(1,151,172)
Diamond Foods, Inc.*	16,100	(454,503)
Hain Celestial Group, Inc. (The)*	32,200	(1,876,938)
Post Holdings, Inc.*	27,500	(1,151,975)
TreeHouse Foods, Inc.*	3,100	(265,143)

		(8,267,633)

Gas Utilities — (0.1)%
Northwest Natural Gas Co.	11,000	(548,900)

Health Care Equipment & Supplies — (1.7)%
Cooper Cos., Inc. (The)	5,200	(842,868)
Endologix, Inc.*	15,000	(229,350)
HeartWare International, Inc.*	17,000	(1,248,310)
Insulet Corp.*	56,900	(2,620,814)
Quidel Corp.*	20,500	(592,860)
Spectranetics Corp. (The)*	43,800	(1,514,604)
STAAR Surgical Co.*	24,000	(218,640)
Wright Medical Group, Inc.*	52,600	(1,413,362)
Zeltiq Aesthetics, Inc.*	39,200	(1,094,072)

		(9,774,880)

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Health Care Providers & Services — (1.5)%
Acadia Healthcare Co., Inc.*	27,000	$(1,652,670)
Air Methods Corp.*	31,500	(1,386,945)
BioScrip, Inc.*	80,600	(563,394)
Capital Senior Living Corp.*	23,200	(577,912)
ExamWorks Group, Inc.*	41,200	(1,713,508)
Healthways, Inc.*	26,600	(528,808)
Molina Healthcare, Inc.*	16,500	(883,245)
MWI Veterinary Supply, Inc.*	9,400	(1,597,154)

		(8,903,636)

Health Care Technology — (0.7)%
HMS Holdings Corp.*	83,100	(1,756,734)
Medidata Solutions, Inc.*	49,900	(2,382,725)

		(4,139,459)

Hotels, Restaurants & Leisure — (0.3)%
Bob Evans Farms, Inc.	12,700	(649,986)
Krispy Kreme Doughnuts, Inc.*	56,000	(1,105,440)

		(1,755,426)

Household Durables — (0.3)%
KB Home	100,700	(1,666,585)

Independent Power & Renewable Electricity Producers — (0.1)%
Pattern Energy Group, Inc.	16,000	(394,560)

Insurance — (0.1)%
eHealth, Inc.*	9,000	(224,280)
Markel Corp.*	200	(136,568)

		(360,848)

Internet & Catalog Retail — (0.1)%
Groupon, Inc.*	101,300	(836,738)

Internet Software & Services — (0.9)%
comScore, Inc.*	20,300	(942,529)
Cornerstone OnDemand, Inc.*	61,800	(2,175,360)
E2open, Inc.*	19,200	(184,512)
Marketo, Inc.*	44,700	(1,462,584)
Twitter, Inc.*	23,900	(857,293)

		(5,622,278)

IT Services — (0.3)%
Alliance Data Systems Corp.*	6,000	(1,716,300)

Leisure Products — (0.1)%
Callaway Golf Co.	67,200	(517,440)

Life Sciences Tools & Services — (0.2)%
Albany Molecular Research, Inc.*	31,900	(519,332)
Fluidigm Corp.*	21,000	(708,330)

		(1,227,662)

Machinery — (0.7)%
Chart Industries, Inc.*	11,000	(376,200)
Colfax Corp.*	35,400	(1,825,578)
EnPro Industries, Inc.*	18,000	(1,129,680)
Pall Corp.	10,000	(1,012,100)

		(4,343,558)

Media — (0.4)%
AMC Networks, Inc. (Class A Stock)*	29,100	(1,855,707)

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Media (continued)
Lions Gate Entertainment Corp.	7,000	$(224,140)

		(2,079,847)

Metals & Mining — (0.1)%
Allegheny Technologies, Inc.	12,300	(427,671)

Multiline Retail — (0.1)%
Tuesday Morning Corp.*	41,000	(889,700)

Oil, Gas & Consumable Fuels — (1.9)%
Antero Resources Corp.*	43,900	(1,781,462)
Golar LNG Ltd. (Bermuda)	72,500	(2,644,075)
Gulfport Energy Corp.*	12,300	(513,402)
PDC Energy, Inc.*	34,000	(1,403,180)
Rex Energy Corp.*	61,000	(311,100)
Rice Energy, Inc.*	78,500	(1,646,145)
Scorpio Tankers, Inc. (Monaco)	74,000	(643,060)
Westmoreland Coal Co.*	10,400	(345,384)
Williams Cos., Inc. (The)	37,100	(1,667,274)

		(10,955,082)

Paper & Forest Products — (0.3)%
Louisiana-Pacific Corp.*	117,700	(1,949,112)

Pharmaceuticals — (0.1)%
Akorn, Inc.*	24,500	(886,900)

Professional Services — (0.6)%
Advisory Board Co. (The)*	38,100	(1,866,138)
Huron Consulting Group, Inc.*	2,600	(177,814)
WageWorks, Inc.*	27,900	(1,801,503)

		(3,845,455)

Real Estate Investment Trusts (REITs) — (0.4)%
Plum Creek Timber Co., Inc.	50,300	(2,152,337)

Real Estate Management & Development
Realogy Holdings Corp.*	4,000	(177,960)

Road & Rail — (0.5)%
Con-way, Inc.	6,100	(299,998)
Genesee & Wyoming, Inc. (Class A Stock)*	24,200	(2,176,064)
Heartland Express, Inc.	9,700	(261,997)

		(2,738,059)

Semiconductors & Semiconductor Equipment — (1.9)%
Applied Micro Circuits Corp.*	83,200	(542,464)
Freescale Semiconductor Holdings I Ltd.*	122,300	(3,085,629)
SunEdison, Inc.*	285,000	(5,560,350)
Ultratech, Inc.*	31,800	(590,208)
Veeco Instruments, Inc.*	43,700	(1,524,256)

		(11,302,907)

Software — (2.4)%
ACI Worldwide, Inc.*	9,100	(183,547)
Cadence Design Systems, Inc.*	204,900	(3,886,953)
Ellie Mae, Inc.*	7,100	(286,272)
FireEye, Inc.*	87,300	(2,756,934)
NetSuite, Inc.*	40,400	(4,410,468)
RealPage, Inc.*	9,600	(210,816)
Splunk, Inc.*	38,400	(2,263,680)

		(13,998,670)

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Specialty Retail — (2.9)%
Advance Auto Parts, Inc.	18,900	$(3,010,392)
Cabela’s, Inc.*	45,400	(2,393,034)
CarMax, Inc.*	45,000	(2,996,100)
Five Below, Inc.*	34,300	(1,400,469)
Lumber Liquidators Holdings, Inc.*	29,600	(1,962,776)
Men’s Wearhouse, Inc. (The)	40,000	(1,766,000)
Monro Muffler Brake, Inc.	8,500	(491,300)
Restoration Hardware Holdings, Inc.*	22,900	(2,198,629)
Tiffany & Co.	8,900	(951,054)

		(17,169,754)

Technology Hardware, Storage & Peripherals — (0.1)%
Silicon Graphics International Corp.*	36,400	(414,232)

Textiles, Apparel & Luxury Goods — (0.3)%
Under Armour, Inc. (Class A Stock)*	23,800	(1,616,020)

Trading Companies & Distributors — (0.2)%
Fastenal Co.	10,200	(485,112)
TAL International Group, Inc.*	19,800	(862,686)

		(1,347,798)

TOTAL SECURITIES SOLD SHORT (proceeds received $165,927,891)		(172,774,878)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.5% (cost $483,382,603)		587,449,635
Other assets in excess of liabilities(x) — 0.5%		3,011,483

NET ASSETS — 100.0%		$590,461,118

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(q)	The aggregate value of securities sold short is $172,774,878. Deposit with BNP Paribas combined with securities segregated as collateral in an amount of $549,304,926, exceeds the value of securities sold short as of December 31, 2014. Securities sold short are subject to contractual netting arrangements.

(u)	Represents security, of a portion thereof, segregated as collateral for short sales. The aggregate value of such securities is $549,237,919.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Long Positions:
117	S&P 500 E-Mini	Mar. 2015	$11,693,817	$12,006,540	$312,723
12	S&P Mid 400 E-Mini	Mar. 2015	1,679,914	1,738,320	58,406

					$371,129

(1)	U.S. Treasury obligations with a market value of $1,349,944 have been segregated with Goldman Sachs to cover requirements for open futures contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$13,627,997	$—	$—
Air Freight & Logistics	4,803,373	—	—
Airlines	8,538,321	—	—
Auto Components	7,493,818	—	—
Automobiles	1,910,754	—	—
Banks	29,116,754	—	—
Beverages	13,302,833	—	—
Biotechnology	33,901,729	—	—
Building Products	3,471,101	—	—
Capital Markets	15,227,126	—	—
Chemicals	17,630,589	—	—
Commercial Services & Supplies	2,957,249	—	—
Communications Equipment	20,015,773	—	—
Construction & Engineering	3,644,931	—	—
Construction Materials	211,359	—	—
Consumer Finance	4,634,440	—	—
Distributors	1,108,328	—	—
Diversified Financial Services	8,339,928	—	—
Diversified Telecommunication Services	7,819,901	—	—
Electric Utilities	8,648,274	—	—
Electrical Equipment	5,472,613	—	—
Electronic Equipment, Instruments & Components	10,583,879	—	—
Energy Equipment & Services	8,976,957	—	—
Food & Staples Retailing	15,176,692	—	—
Food Products	20,609,715	—	—
Gas Utilities	5,158,718	—	—
Health Care Equipment & Supplies	18,311,910	—	—
Health Care Providers & Services	26,640,372	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Health Care Technology	$3,679,154	$—	$—
Hotels, Restaurants & Leisure	16,834,792	—	—
Household Durables	1,437,356	—	—
Household Products	6,322,354	—	—
Independent Power & Renewable Electricity Producers	2,759,508	—	—
Industrial Conglomerates	10,415,953	—	—
Insurance	14,142,690	—	—
Internet & Catalog Retail	4,416,316	—	—
Internet Software & Services	19,886,447	—	—
IT Services	16,169,810	—	—
Leisure Products	3,236,536	—	—
Life Sciences Tools & Services	5,035,817	—	—
Machinery	19,317,652	—	—
Media	18,937,242	—	—
Metals & Mining	5,639,982	—	—
Multiline Retail	6,251,456	—	—
Multi-Utilities	4,230,682	—	—
Oil, Gas & Consumable Fuels	48,865,501	—	—
Paper & Forest Products	459,285	—	—
Personal Products	1,261,077	—	—
Pharmaceuticals	36,992,770	—	—
Professional Services	2,358,682	—	—
Real Estate Investment Trusts (REITs)	21,189,118	—	—
Real Estate Management & Development	5,403,295	—	—
Road & Rail	13,548,379	—	—
Semiconductors & Semiconductor Equipment	27,606,530	—	—
Software	40,304,163	—	—
Specialty Retail	35,422,874	—	—
Technology Hardware, Storage & Peripherals	24,760,432	—	—
Textiles, Apparel & Luxury Goods	4,973,685	—	—
Thrifts & Mortgage Finance	1,216,096	—	—
Tobacco	3,240,067	—	—
Trading Companies & Distributors	3,338,353	—	—
Affiliated Money Market Mutual Fund	11,885,081	—	—
U.S. Treasury Obligations	—	1,349,944	—
Securities Sold Short – Common Stocks
Aerospace & Defense	(2,384,690)	—	—
Air Freight & Logistics	(574,532)	—	—
Auto Components	(1,066,767)	—	—
Automobiles	(667,230)	—	—
Banks	(187,737)	—	—
Biotechnology	(15,962,486)	—	—
Building Products	(2,678,964)	—	—
Capital Markets	(371,168)	—	—
Chemicals	(5,505,508)	—	—
Commercial Services & Supplies	(3,818,924)	—	—
Communications Equipment	(8,142,222)	—	—
Construction & Engineering	(828,836)	—	—
Diversified Consumer Services	(3,621,073)	—	—
Electrical Equipment	(325,143)	—	—
Electronic Equipment, Instruments & Components	(3,891,132)	—	—
Energy Equipment & Services	(721,059)	—	—
Food Products	(8,267,633)	—	—
Gas Utilities	(548,900)	—	—
Health Care Equipment & Supplies	(9,774,880)	—	—
Health Care Providers & Services	(8,903,636)	—	—
Health Care Technology	(4,139,459)	—	—
Hotels, Restaurants & Leisure	(1,755,426)	—	—
Household Durables	(1,666,585)	—	—
Independent Power & Renewable Electricity Producers	(394,560)	—	—
Insurance	(360,848)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Internet & Catalog Retail	$(836,738)	$—	$—
Internet Software & Services	(5,622,278)	—	—
IT Services	(1,716,300)	—	—
Leisure Products	(517,440)	—	—
Life Sciences Tools & Services	(1,227,662)	—	—
Machinery	(4,343,558)	—	—
Media	(2,079,847)	—	—
Metals & Mining	(427,671)	—	—
Multiline Retail	(889,700)	—	—
Oil, Gas & Consumable Fuels	(10,955,082)	—	—
Paper & Forest Products	(1,949,112)	—	—
Pharmaceuticals	(886,900)	—	—
Professional Services	(3,845,455)	—	—
Real Estate Investment Trusts (REITs)	(2,152,337)	—	—
Real Estate Management & Development	(177,960)	—	—
Road & Rail	(2,738,059)	—	—
Semiconductors & Semiconductor Equipment	(11,302,907)	—	—
Software	(13,998,670)	—	—
Specialty Retail	(17,169,754)	—	—
Technology Hardware, Storage & Peripherals	(414,232)	—	—
Textiles, Apparel & Luxury Goods	(1,616,020)	—	—
Trading Companies & Distributors	(1,347,798)	—	—
Other Financial Instruments*
Financial Futures Contracts	371,129	—	—

Total	$586,470,820	$1,349,944	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Oil, Gas & Consumable Fuels	8.3%
Software	6.8
Pharmaceuticals	6.3
Specialty Retail	6.0
Biotechnology	5.7
Banks	4.9
Semiconductors & Semiconductor Equipment	4.7
Health Care Providers & Services	4.5
Technology Hardware, Storage & Peripherals	4.2
Real Estate Investment Trusts (REITs)	3.6
Food Products	3.5
Communications Equipment	3.4
Internet Software & Services	3.4
Machinery	3.3
Media	3.2
Health Care Equipment & Supplies	3.1
Chemicals	3.0
Hotels, Restaurants & Leisure	2.8
IT Services	2.7
Capital Markets	2.6
Food & Staples Retailing	2.6
Insurance	2.4
Aerospace & Defense	2.3
Beverages	2.3
Road & Rail	2.3
Affiliated Money Market Mutual Fund	2.0
Electronic Equipment, Instruments & Components	1.8
Industrial Conglomerates	1.8
Electric Utilities	1.5
Energy Equipment & Services	1.5
Airlines	1.4
Diversified Financial Services	1.4
Auto Components	1.3
Diversified Telecommunication Services	1.3
Household Products	1.1
Multiline Retail	1.1
Metals & Mining	1.0
Electrical Equipment	0.9
Gas Utilities	0.9
Life Sciences Tools & Services	0.9
Real Estate Management & Development	0.9
Air Freight & Logistics	0.8
Consumer Finance	0.8
Textiles, Apparel & Luxury Goods	0.8
Internet & Catalog Retail	0.7
Multi-Utilities	0.7
Building Products	0.6
Construction & Engineering	0.6
Health Care Technology	0.6
Trading Companies & Distributors	0.6
Commercial Services & Supplies	0.5
Independent Power & Renewable Electricity Producers	0.5
Leisure Products	0.5
Tobacco	0.5
Professional Services	0.4
Automobiles	0.3

U.S. Treasury Obligations	0.3%
Distributors	0.2
Household Durables	0.2
Personal Products	0.2
Thrifts & Mortgage Finance	0.2
Paper & Forest Products	0.1
Air Freight & Logistics	(0.1)
Automobiles	(0.1)
Capital Markets	(0.1)
Construction & Engineering	(0.1)
Electrical Equipment	(0.1)
Energy Equipment & Services	(0.1)
Gas Utilities	(0.1)
Independent Power & Renewable Electricity Producers	(0.1)
Insurance	(0.1)
Internet & Catalog Retail	(0.1)
Leisure Products	(0.1)
Metals & Mining	(0.1)
Multiline Retail	(0.1)
Pharmaceuticals	(0.1)
Technology Hardware, Storage & Peripherals	(0.1)
Auto Components	(0.2)
Life Sciences Tools & Services	(0.2)
Trading Companies & Distributors	(0.2)
Hotels, Restaurants & Leisure	(0.3)
Household Durables	(0.3)
IT Services	(0.3)
Paper & Forest Products	(0.3)
Textiles, Apparel & Luxury Goods	(0.3)
Aerospace & Defense	(0.4)
Media	(0.4)
Real Estate Investment Trusts (REITs)	(0.4)
Building Products	(0.5)
Road & Rail	(0.5)
Commercial Services & Supplies	(0.6)
Diversified Consumer Services	(0.6)
Professional Services	(0.6)
Electronic Equipment, Instruments & Components	(0.7)
Health Care Technology	(0.7)
Machinery	(0.7)
Chemicals	(0.9)
Internet Software & Services	(0.9)
Communications Equipment	(1.4)
Food Products	(1.4)
Health Care Providers & Services	(1.5)
Health Care Equipment & Supplies	(1.7)
Oil, Gas & Consumable Fuels	(1.9)
Semiconductors & Semiconductor Equipment	(1.9)
Software	(2.4)
Biotechnology	(2.7)
Specialty Retail	(2.9)

99.5
Other assets in excess of liabilities	0.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker —variation margin	$371,129	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,027,138

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$137,099

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long position was $11,036,393.

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $637,425,413)	$748,339,432
Affiliated investments (cost $11,885,081)	11,885,081
Deposit with broker	67,007
Receivable for fund share sold	2,461,828
Dividends and interest receivable	982,925
Tax reclaim receivable	607
Prepaid expenses	4,098

Total Assets	763,740,978

LIABILITIES:
Securities sold short, at value (proceeds received $165,927,891)	172,774,878
Advisory fees payable	209,979
Due to broker-variation margin futures	164,595
Accrued expenses and other liabilities	67,903
Dividends payable on securities sold short	51,268
Distribution fee payable	9,803
Payable for fund share repurchased	1,073
Affiliated transfer agent fee payable	361

Total Liabilities	173,279,860

NET ASSETS	$590,461,118

Net assets were comprised of:
Paid-in capital	$394,855,530
Retained earnings	195,605,588

Net assets, December 31, 2014	$590,461,118

Net asset value and redemption price per share, $590,461,118 / 27,974,163 outstanding shares of beneficial interest	$21.11

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $3,180 foreign withholding tax)	$11,555,006
Affiliated dividend income	17,418
Interest income	323

11,572,747

EXPENSES
Advisory fees	5,069,892
Distribution fee	514,422
Broker fees and expenses on short sales	1,284,688
Dividends on securities sold short	674,783
Custodian and accounting fees	110,000
Audit fee	38,000
Trustees’ fees	14,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Insurance expenses	6,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	10,773

Total expenses	7,747,558

NET INVESTMENT INCOME	3,825,189

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	78,258,698
Futures transactions	1,027,138
Short sales transactions	(13,935,746)

65,350,090

Net change in unrealized appreciation (depreciation) on:
Investments	253,521
Futures	137,099
Short sales	11,003,311
Foreign currencies	(30)

11,393,901

NET GAIN ON INVESTMENTS	76,743,991

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,569,180

STATEMENT OF CASH FLOWS

Year Ended December 31, 2014

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$11,344,896
Operating expenses paid	(5,762,098)
Dividends paid on securities sold short	(663,736)
Broker fees and expense on short sales	(1,284,688)
Purchases of long-term portfolio investments	(588,029,664)
Purchases of short-term portfolio investments	(5,798,399)
Proceeds from disposition of long-term portfolio investments	602,563,277
Net payments from cover of short sales	(41,172,155)
Net payment for futures transactions	1,322,372
Increase in other assets	2,629

NET CASH PROVIDED FROM OPERATING ACTIVITIES	(27,477,566)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from fund share sold	108,840,797
Payment of fund share repurchased	(81,376,233)

NET CASH PROVIDED FROM FINANCING ACTIVITIES	27,464,564

Net change in cash	(13,002)
Cash at beginning of year	13,002

CASH AT END OF YEAR	$—

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$80,569,180

Decrease in investments	(31,269,235)
Net realized gain on investment and foreign currency transactions	(65,350,090)
Increase in net unrealized appreciation on investments	(11,393,901)
Increase in interest and dividends receivable	(227,494)
Increase in deposit with broker	(34,230)
Decrease in due to broker—variation margin	191,365
Increase in prepaid expenses	(197)
Increase in dividends payable for securities sold short	11,047
Increase in accrued expenses and other liabilities	25,989

Total adjustments	(108,046,746)

NET CASH PROVIDED FROM OPERATING ACTIVITIES	$(27,477,566)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,825,189	$3,901,856
Net realized gain on investment transactions	65,350,090	64,783,461
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,393,901	60,339,933

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	80,569,180	129,025,250

FUND SHARE TRANSACTIONS:
Fund share sold [5,527,683 and 3,693,862 shares, respectively]	111,302,236	57,250,670
Fund share repurchased [4,191,817 and 7,664,767 shares, respectively]	(81,235,600)	(122,782,507)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	30,066,636	(65,531,837)

TOTAL INCREASE IN NET ASSETS	110,635,816	63,493,413
NET ASSETS:
Beginning of year	479,825,302	416,331,889

End of year	$590,461,118	$479,825,302

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST QUANTITATIVE MODELING PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.2%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AQR Emerging Markets Equity Portfolio*	191,628	$1,900,954
AST AQR Large-Cap Portfolio*	5,884,486	78,381,359
AST Boston Partners Large-Cap Value Portfolio*	805,084	14,700,835
AST ClearBridge Dividend Growth Portfolio* .	2,915,764	39,187,872
AST Goldman Sachs Large-Cap Value Portfolio*	737,650	19,636,237
AST Goldman Sachs Mid-Cap Growth Portfolio*	180,979	1,400,777
AST Goldman Sachs Small-Cap Value Portfolio*	151,072	2,722,311
AST Goldman Sachs Strategic Income Portfolio*	945,285	9,235,433
AST Herndon Large-Cap Value Portfolio*	1,074,738	14,003,838
AST High Yield Portfolio*	447,432	3,767,381
AST International Growth Portfolio*	3,515,504	46,896,821
AST International Value Portfolio*	2,710,969	46,411,792
AST Jennison Large-Cap Growth Portfolio* .	647,724	13,582,775
AST Large-Cap Value Portfolio*	656,873	14,838,756
AST Loomis Sayles Large-Cap Growth Portfolio*	1,149,283	37,087,374
AST Lord Abbett Core Fixed Income Portfolio*	1,463,119	17,528,167
AST MFS Growth Portfolio*	1,663,749	27,601,590
AST MFS Large-Cap Value Portfolio*	973,402	14,805,451
AST Mid-Cap Value Portfolio*	76,083	1,554,375
AST Money Market Portfolio*	707,534	707,534
AST Neuberger Berman Core Bond Portfolio*	862,804	9,335,538
AST Neuberger Berman Mid-Cap Growth Portfolio*	40,314	1,408,582
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	56,364	1,550,015
AST Parametric Emerging Markets Equity Portfolio*	189,168	1,617,384
AST PIMCO Limited Maturity Bond Portfolio*	344,461	3,561,722

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST Prudential Core Bond Portfolio*	4,177,971	$46,793,280
AST QMA Emerging Markets Equity Portfolio*	122,453	1,163,306
AST QMA Large-Cap Portfolio*	5,752,735	78,294,728
AST Small-Cap Growth Opportunities Portfolio*	443,009	6,304,022
AST Small-Cap Growth Portfolio*	301,029	9,572,733
AST Small-Cap Value Portfolio*	665,872	14,369,527
AST T. Rowe Price Equity Income Portfolio* .	1,473,562	19,509,964
AST T. Rowe Price Large-Cap Growth Portfolio*	610,605	13,634,811
AST T. Rowe Price Natural Resources Portfolio*	34,301	714,499
AST Western Asset Core Plus Bond Portfolio*	2,991,893	33,898,143
AST Western Asset Emerging Markets Debt Portfolio*	558,922	5,438,312

TOTAL AFFILIATED MUTUAL FUNDS (cost $577,851,943)(w)		653,118,198

SHORT-TERM INVESTMENT — 0.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $5,455,522)(w)(Note 4)	5,455,522	5,455,522

TOTAL INVESTMENTS — 100.0% (cost $583,307,465)		658,573,720

Liabilities in excess of other assets — 0.0%		(35,067)

NET ASSETS — 100.0%		$658,538,653

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$658,573,720	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST QUANTITATIVE MODELING PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Investment Type

Large/Mid-Cap Growth	41.1%
Core Bonds	18.3
Large/Mid-Cap Value	12.3
International Growth	7.1
International Value	7.0
Large/Mid-Cap Blend	6.0
Small-Cap Value	2.6
Small-Cap Growth	2.4
Emerging Markets	1.6
Money Market	0.9
High Yield	0.6
Sector	0.1

100.0

Liabilities in excess of other assets	— *
100.0%

*	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST QUANTITATIVE MODELING PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Affiliated investments (cost $583,307,465)	$658,573,720
Receivable for fund share sold	542,207
Dividends receivable	625
Prepaid expenses	469

Total Assets	659,117,021

LIABILITIES:
Payable for investments purchased	485,331
Accrued expenses and other liabilities	49,169
Advisory fees payable	43,266
Affiliated transfer agent fee payable	361
Payable for fund share repurchased	241

Total Liabilities	578,368

NET ASSETS	$658,538,653

Net assets were comprised of:
Paid-in capital	$548,016,729
Retained earnings.	110,521,924

Net assets, December 31, 2014	$658,538,653

Net asset value and redemption price per share, $658,538,653 / 49,629,985 outstanding shares of beneficial interest	$13.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Affiliated dividend income	$5,224

EXPENSES
Advisory fees	1,358,778
Custodian and accounting fees	80,000
Audit fee	22,000
Trustees’ fees	14,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	1,000
Miscellaneous	5,746

Total expenses.	1,508,524

NET INVESTMENT LOSS	(1,503,300)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain on investment transactions (including affiliated $13,403,253)	13,403,253
Net change in unrealized appreciation (depreciation) on investments (including affiliated $23,058,763)	23,058,763

NET GAIN ON INVESTMENTS	36,462,016

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,958,716

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,503,300)	$(889,166)
Net realized gain on investment transactions	13,403,253	20,964,084
Net change in unrealized appreciation (depreciation) on investments	23,058,763	41,296,905

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,958,716	61,371,823

FUND SHARE TRANSACTIONS:
Fund share sold [15,723,066 and 14,646,174 shares, respectively]	201,282,789	166,572,031
Fund share repurchased [598,766 and 138,518 shares, respectively]	(7,692,198)	(1,546,872)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	193,590,591	165,025,159

TOTAL INCREASE IN NET ASSETS	228,549,307	226,396,982
NET ASSETS:
Beginning of year	429,989,346	203,592,364

End of year	$658,538,653	$429,989,346

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 102.3% ASSET-BACKED SECURITIES — 4.0%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities — 2.0%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,600	$1,583,315
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A, 144A	2.970%		02/20/20	2,130	2,183,780
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	8,170	8,195,482
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class M	6.900%	(c)	04/10/28	2,330	2,433,931
Greenpoint Manufactured Housing, Series 1999-2, Class A2	2.907%	(c)	03/18/29	2,650	2,426,816
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	7.270%		06/15/29	4,270	4,300,795
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2	3.520%	(c)	06/19/29	1,200	1,044,000
Greenpoint Manufactured Housing, Series 1999-4, Class A2	3.657%	(c)	02/20/30	1,150	1,000,500
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2, 144A	1.830%		08/25/19	2,250	2,220,215
JGWPT XXXIII LLC, Series 2014-3A, Class A, 144A	3.500%		06/15/77	4,894	4,967,277
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IA2	3.657%	(c)	02/20/32	1,525	1,397,861
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IIA2	3.653%	(c)	03/13/32	2,475	2,237,539
National Collegiate Student Loan Trust, Series 2006-3, Class A4	0.440%	(c)	03/26/29	10,500	9,628,731
Nelnet Student Loan Trust, Series 2005-4, Class A4R2	0.987%	(c)	03/22/32	6,700	6,252,976
Northstar Education Finance, Inc., Series 2007-1, Class A6, Revenue Bonds	1.397%	(c)	01/29/46	5,925	5,533,476
SLM Student Loan Trust, Series 2005-6, Class B	0.524%	(c)	01/25/44	2,638	2,360,237
SLM Student Loan Trust, Series 2007-7, Class B	0.984%	(c)	10/25/28	4,150	3,785,045
South Carolina Student Loan Corp., Series 2010-1, Class A3, Revenue Bonds	1.326%	(c)	10/27/36	2,500	2,484,875
SpringCastle America Funding LLC, Series 2014-AA, Class A, 144A	2.700%		05/25/23	10,259	10,242,813

					74,279,664

Residential Mortgage-Backed Securities — 2.0%
ACE Securities Corp. Home Equity Loan Trust, Series 2003-NC1, Class M1	1.340%	(c)	07/25/33	1,637	1,558,138
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A	0.845%	(c)	04/25/34	1,658	1,632,506
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W8, Class A2	1.130%	(c)	05/25/34	8,754	8,634,807
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1	0.660%	(c)	10/25/35	5,000	3,964,275
Bear Stearns Asset-Backed Securities Trust, Series 2004-SD3, Class A3	0.740%	(c)	09/25/34	726	712,768
Bear Stearns Asset-Backed Securities Trust, Series 2007-SD1, Class 22A1	2.536%	(c)	10/25/36	253	189,457

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2005-SHL1, Class M1, 144A	0.920%	(c)	07/25/44	8,579	$8,105,628
Countrywide Asset-Backed Certificates, Series 2004-5, Class M2	1.175%	(c)	07/25/34	589	554,012
Countrywide Asset-Backed Certificates, Series 2004-13, Class MF1	5.071%	(c)	04/25/35	3,541	3,084,209
Countrywide Asset-Backed Certificates, Series 2006-SD3, Class A1, 144A	0.500%	(c)	07/25/36	1,180	951,956
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1A	0.302%	(c)	11/15/36	223	188,417
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B	0.305%	(c)	11/15/36	425	369,910
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1	5.803%		11/25/32	4,890	4,961,396
Fremont Home Loan Trust, Series 2003-B, Class M1	1.220%	(c)	12/25/33	1,511	1,438,406
GSAA Home Equity Trust, Series 2007-4, Class A3A	0.455%	(c)	03/25/37	2,957	1,827,231
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T5, Class AT5, 144A	1.979%		08/15/46	4,725	4,740,593
Nomura Home Equity Loan, Inc./Home Equity Loan Trust, Series 2006-HE2, Class A4	0.440%	(c)	03/25/36	16,000	13,234,464
NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C	1.230%	(c)	12/25/33	1,295	1,213,426
People’s Choice Home Loan Securities Trust, Series 2004-2, Class M1	1.070%	(c)	10/25/34	1,404	1,381,952
RAMP Series Trust, Series 2006-RZ1, Class M2	0.590%	(c)	03/25/36	10,000	8,433,000
RAMP Series Trust, Series 2006-RZ4, Class A3	0.440%	(c)	10/25/36	3,350	2,796,389
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3	0.410%	(c)	11/25/36	3,635	1,754,366
Saxon Asset Securities Trust, Series 2005-1, Class M1	0.845%	(c)	05/25/35	4,150	3,953,666
Soundview Home Equity Loan Trust, Series 2004-WMC1, Class M1	0.920%	(c)	01/25/35	2,383	2,131,195
Soundview Home Equity Loan Trust, Series 2006-WF1, Class A2	5.645%	(c)	10/25/36	131	132,043

					77,944,210

TOTAL ASSET-BACKED SECURITIES (cost $149,970,559)					152,223,874

BANK LOANS(c) — 2.3%
Aerospace & Defense — 0.1%
Accudyne Industries Borrower SCA (Luxembourg), Facility E	4.000%		12/13/19	2,162	2,000,241

Airlines — 0.1%
American Airlines, Inc., Term Loan B	3.750%		06/27/19	2,364	2,334,450

Commercial Services & Supplies — 0.1%
ADS Waste Holdings, Inc., Initial Tranche Term Loan B-2	3.750%		10/09/19	1,143	1,106,381
Language Line LLC, Tranche Term Loan B	6.253%		06/20/16	1,381	1,363,754
Monitronics International, Inc., Term Loan B	4.250%		03/23/18	2,962	2,918,711

					5,388,846

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Construction & Engineering
American Builders & Contractors Supply Co., Inc., Term Loan B	3.500%	04/16/20	1,778	$1,719,177

Diversified Financial Services — 0.1%
Flying Fortress, Inc., New Loans	3.500%	06/30/17	1,490	1,467,650
Nielsen Finance LLC, Dollar Term Loan B-2	3.158%	04/15/21	1,844	1,832,431

				3,300,081

Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA, Term Loan B-2	3.750%	06/30/19	2,299	2,264,024
Telesat Canada, Inc. (Canada), U.S. Term Loan B-2	3.500%	03/08/19	1,463	1,434,357
Windstream Corp., Tranche Term Loan B-4	3.500%	01/23/20	739	728,536

				4,426,917

Energy Equipment & Services — 0.3%
Energy Future Intermediate Holding Co. LLC, Term Loan	4.250%	06/09/16	11,540	11,532,787

Food & Staples Retailing — 0.2%
ARAMARK Corp., LC-2 Facility Deposits (Extending)	3.650%	07/26/16	326	321,837
ARAMARK Corp., U.S. Term Loan F	3.250%	02/24/21	2,064	2,038,304
Big Heart Pet Brands, Initial Term Loan	3.500%	03/08/20	2,412	2,309,831
HJ Heinz Co., Term Loan B-1	3.250%	06/07/19	490	484,969
HJ Heinz Co., Term Loan B-2	3.500%	06/05/20	1,625	1,612,205
SUPERVALU, Inc., New Term Loan	4.500%	03/21/19	495	485,285

				7,252,431

Health Care Providers & Services — 0.1%
Envision Healthcare Corp., Term Loan	4.000%	05/25/18	1,193	1,178,299
MPH Acquisition Holdings LLC, Initial Term Loan	3.750%	03/21/21	304	294,804
Radnet Management, Inc., Tranche Term Loan B	4.266%	10/10/18	2,880	2,851,410

				4,324,513

Hotels, Restaurants & Leisure — 0.3%
Hilton Worldwide Finance LLC/Hilton Worldwide
Finance Corp., Initial Term Loan	3.500%	10/25/20	2,882	2,841,957
Landry’s, Inc., New Term Loan	4.000%	04/19/18	4,481	4,446,017
Station Casinos LLC, Term Loan B	4.250%	02/22/20	309	302,424
Wendy’s International, Inc., Term Loan B	3.250%	05/15/19	2,421	2,397,460

				9,987,858

Independent Power & Renewable Electricity Producers — 0.1%
NRG Energy, Inc., Term Loan	2.750%	07/01/18	2,364	2,313,308

IT Services — 0.1%
First Data Corp., Second New Term Loan B	3.667%	09/24/18	350	342,235
First Data Corp., Term Loan C-1	3.667%	03/24/18	3,509	3,430,982
SunGard Data Systems, Inc., Tranche Term Loan E	4.000%	03/08/20	1,092	1,079,782

				4,852,999

Machinery
Gardner Denver, Inc., Initial Dollar Term Loan	4.250%	07/30/20	2,024	1,892,791

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

BANK LOANS(c) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media — 0.3%
Charter Communications Operating LLC, Term Loan F	3.000%		01/03/21	1,935	$1,893,363
Charter Communications Operating LLC, Term Loan G	4.250%		09/10/21	1,230	1,203,423
CSC Holdings LLC, Term Loan B	3.000%		04/17/20	1,459	1,425,045
Univision Communications, Inc., Replacement First-Lien Term Loan	4.000%		03/01/20	3,345	3,264,739
Virgin Media Investment Holdings Ltd., Facility B	3.500%		02/06/20	2,380	2,335,375

					10,121,945

Metals & Mining — 0.1%
FMG Resources (August 2006) Pty Ltd., Term Loan	3.750%		06/30/19	1,763	1,602,283
Schaeffler AG, Facility B	4.250%		05/12/20	1,500	1,499,375

					3,101,658

Oil, Gas & Consumable Fuels
EquiPower Resources Holdings LLC, Term Loan B	4.250%		12/27/18	920	914,265

Pharmaceuticals — 0.1%
Par Pharmaceutical, Inc., Term Loan B-2	4.000%		09/30/19	2,540	2,472,614

Retail & Merchandising — 0.2%
Gymboree Corp. (The), Term Loan	5.000%		02/23/18	4,828	3,138,153
J. Crew Group, Inc., Initial Loan	4.000%		03/05/21	494	462,837
Michaels Stores, Inc., Term Loan B	3.750%		01/28/20	1,921	1,879,934
Party City Holdings, Inc., 2014 Replacement Term Loan	4.000%		07/27/19	3,264	3,182,551

					8,663,475

TOTAL BANK LOANS (cost $89,717,980)					86,600,356

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.0%
ACRE Commercial Mortgage Trust, Series 2013-FL1, Class C, 144A	3.153%	(c)	06/15/30	460	460,385
ACRE Commercial Mortgage Trust, Series 2013-FL1, Class D, 144A	4.553%	(c)	06/15/30	640	644,488
Americold LLC Trust, Series 2010-ARTA, Class A2FX, 144A	4.954%		01/14/29	1,000	1,097,847
Banc of America Commercial Mortgage Trust, Series 2006-5, Class AM	5.448%		09/10/47	400	419,096
Bayview Commercial Asset Trust, Series 2006-4A, Class A1, 144A	0.400%	(c)	12/25/36	3,437	3,115,206
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AJ	5.896%	(c)	06/11/50	430	436,638
Carefree Portfolio Trust, Series 2014-CMZA, Class MZA, 144A	6.137%	(c)	11/15/29	1,000	1,000,006
CD Commercial Mortgage Securities Trust, Series 2006-CD2, Class AJ	5.385%	(c)	01/15/46	4,820	4,557,392
CD Commercial Mortgage Securities Trust, Series 2006-CD2, Class AM	5.346%	(c)	01/15/46	500	520,141
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class E, 144A	3.161%	(c)	02/15/31	3,340	3,306,607
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ	5.482%		10/15/49	1,460	1,427,000

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AJA	6.142%	(c)	12/10/49	750	$741,478
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A3	3.372%		10/10/47	3,330	3,400,932
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX	5.526%	(c)	04/15/47	1,225	1,315,570
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A3	2.822%		10/15/45	320	320,281
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class AM	4.300%		10/10/46	900	962,327
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class B	4.762%	(c)	10/10/46	390	426,111
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class C	5.086%	(c)	10/10/46	190	205,412
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class E, 144A	5.085%	(c)	10/10/46	490	435,507
Commercial Mortgage Pass-Through Certificates, Series 2013-CR13, Class E, 144A	4.756%	(c)	12/10/23	410	356,693
Commercial Mortgage Pass-Through Certificates, Series 2013-SFS, Class A2, 144A	2.987%	(c)	04/12/35	1,650	1,652,236
Commercial Mortgage Pass-Through Certificates, Series 2014-CR17, Class XA, IO	1.211%	(c)	05/10/47	43,027	3,229,922
Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA, Class D, 144A	3.261%	(c)	06/15/34	4,760	4,763,013
Commercial Mortgage Trust, Series 2006-GG7, Class AM	5.819%	(c)	07/10/38	1,549	1,632,552
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AM	5.607%	(c)	01/15/49	2,759	2,953,700
CSMC Trust, Series 2014-TIKI, Class F, 144A	3.993%	(c)	09/15/38	6,200	6,183,769
CSMC Trust, Series 2014-USA, Class A2, 144A	3.953%		09/15/37	3,480	3,694,956
CSMC Trust, Series 2014-USA, Class F, 144A	4.373%		09/15/37	5,180	4,420,457
Equity Mortgage Trust, Series 2014-INNS, Class D, 144A	2.506%	(c)	05/08/31	2,540	2,529,627
Fannie Mae-Aces, Series 2012-M14, Class X1, IO	4.208%	(c)	02/25/17	18,239	1,250,504
Fannie Mae-Aces, Series 2014-M4, Class X2, IO	0.292%	(c)	03/25/24	109,866	2,229,282
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	1.186%	(c)	04/25/20	25,071	1,153,746
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.654%	(c)	06/25/20	13,230	896,156
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class X1, IO	1.654%	(c)	07/25/21	7,036	620,280
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class X1, IO	1.565%	(c)	10/25/21	447	38,242
FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class X1, IO	1.171%	(c)	01/25/21	39,815	2,333,663
FREMF Mortgage Trust, Series 2012-K20, Class X2A, IO, 144A	0.200%		05/25/22	63,513	741,773
FREMF Mortgage Trust, Series 2013-K32, Class C, 144A	3.650%	(c)	10/25/46	5,207	4,832,018
FREMF Mortgage Trust, Series 2014-KF04, Class B, 144A	3.450%	(c)	06/25/21	7,617	7,618,416
FREMF Mortgage Trust, Series 2014-KF05, Class B, 144A	4.200%	(c)	09/25/22	8,227	8,206,527
GE Business Loan Trust, Series 2005-1A, Class A3, 144A	0.411%	(c)	06/15/33	4,609	4,473,876
GE Business Loan Trust, Series 2006-1A, Class B, 144A	0.461%	(c)	05/15/34	10,015	9,188,445

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc., Series 2012-100, Class IO, IO	0.828%	(c)	08/16/52	8,298	$523,537
Government National Mortgage Assoc., Series 2013-85, Class IA, IO	0.834%	(c)	03/16/47	51,187	3,122,482
Government National Mortgage Assoc., Series 2013-153, Class AB	2.900%	(c)	06/16/44	3,049	3,114,124
Government National Mortgage Assoc., Series 2013-178, Class A	2.250%		03/16/35	2,097	2,120,009
Government National Mortgage Assoc., Series 2013-178, Class IO, IO	0.933%	(c)	06/16/55	8,232	484,384
Government National Mortgage Assoc., Series 2013-193, Class AB	2.000%		12/16/49	4,278	4,257,370
Government National Mortgage Assoc., Series 2014-88, Class IE, IO	0.919%	(c)	03/16/55	46,753	3,379,459
GS Mortgage Securities Trust, Series 2007-GG10, Class AM	5.796%	(c)	08/10/45	11,780	12,035,579
GS Mortgage Securities Trust, Series 2013-GC14, Class F, 144A	4.772%	(c)	08/10/46	700	596,070
GS Mortgage Securities Trust, Series 2013-GC16, Class B	5.161%	(c)	11/10/46	1,440	1,591,756
Hyatt Hotel Portfolio Trust, Series 2014-HYMZ, Class M, 144A	6.386%	(c)	11/15/19	9,900	9,891,958
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AJ	5.482%	(c)	12/12/44	2,937	2,906,512
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ	5.502%	(c)	06/12/47	7,790	7,770,774
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class AM .	5.877%	(c)	02/12/51	1,240	1,358,941
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBMZ, Class M, 144A	6.386%	(c)	10/15/29	2,400	2,405,059
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-PHH, Class E, 144A	3.461%	(c)	08/15/27	1,150	1,143,899
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-PHH, Class F, 144A	4.061%	(c)	08/15/27	3,420	3,385,856
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class C	5.081%	(c)	11/15/45	840	915,062
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B	4.887%	(c)	01/15/47	540	596,797
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class C	4.461%	(c)	09/15/47	3,380	3,480,359
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class AS	3.914%	(c)	11/15/47	3,310	3,443,145
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class D, 144A	3.928%	(c)	11/15/47	3,880	3,402,938
LB Commercial Mortgage Trust, Series 2007-C3, Class AM.	5.904%	(c)	07/15/44	1,180	1,283,454
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AJ	5.484%		02/15/40	8,130	8,451,298
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM	6.162%	(c)	09/15/45	860	956,967
Merrill Lynch Mortgage Trust, Series 2006-C2, Class AJ	5.802%	(c)	08/12/43	3,010	3,052,826
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ	6.193%	(c)	09/12/49	7,380	7,232,400

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, IO, 144A	1.856%	(c)	08/15/45	8,364	$689,363
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class G, 144A	4.083%	(c)	07/15/46	450	366,521
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class AS	3.214%		02/15/46	352	351,230
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class AJ	5.399%		12/15/43	3,605	3,305,075
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AJ	5.438%		03/15/44	5,710	5,797,586
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4	5.908%	(c)	06/11/49	445	483,665
PFP III Ltd. (Cayman Islands), Series 2014-1, Class D, 144A	4.261%	(c)	06/14/31	1,200	1,202,032
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class XA, IO, 144A	1.852%	(c)	12/10/45	9,811	1,007,753
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ	5.825%	(c)	07/15/45	1,933	1,955,641
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ	5.632%	(c)	10/15/48	896	916,009
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class AM	5.383%		12/15/43	1,000	1,060,897
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class AMFL, 144A	0.362%	(c)	12/15/43	432	413,716
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AJ	5.660%	(c)	04/15/47	2,819	2,919,420
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B	4.302%	(c)	07/15/46	569	602,897
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class E, 144A	3.500%		07/15/46	590	454,603
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class B	4.236%	(c)	11/15/47	3,570	3,742,099
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class C	4.326%	(c)	11/15/47	3,570	3,618,356
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class XA, IO, 144A	1.572%	(c)	06/15/45	17,504	1,515,598
WF-RBS Commercial Mortgage Trust, Series 2013-C13, Class D, 144A	4.139%	(c)	05/15/45	3,755	3,539,155
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class D, 144A	4.001%	(c)	06/15/46	1,000	926,143
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class XA, IO	1.319%	(c)	03/15/47	12,146	945,484

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $227,637,107)					228,508,535

CORPORATE BONDS — 32.1%
Aerospace & Defense — 0.2%
Boeing Co. (The), Sr. Unsec’d. Notes	4.875%		02/15/20	2,400	2,705,465
Raytheon Co., Sr. Unsec’d. Notes	3.125%		10/15/20	1,330	1,373,624
United Technologies Corp., Sr. Unsec’d. Notes	4.500%		06/01/42	2,150	2,340,896

					6,419,985

Airlines — 0.1%
Delta Air Lines 2007-1 Class A Pass-Through Trust, Series 071A, Pass-Through Certificates	6.821%		02/10/24	2,673	3,101,172
Delta Air Lines 2009-1 Class A Pass-Through Trust, Series A, Pass-Through Certificates	7.750%		06/17/21	1,102	1,276,131

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Airlines (continued)
UAL 2009-2A Pass-Through Trust, Series 09-2, Pass-Through Certificates	9.750%		07/15/18	847	$940,419

					5,317,722

Auto Components — 0.1%
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A	6.750%		11/15/22	2,010	2,100,450

Automobiles — 0.7%
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	8.000%		06/15/19	1,290	1,356,113
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	1.300%		07/31/15	350	351,429
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.625%		09/15/16	4,920	5,040,225
Eaton Corp., Gtd. Notes	1.500%		11/02/17	950	944,497
Eaton Corp., Gtd. Notes	2.750%		11/02/22	8,610	8,458,438
Eaton Corp., Gtd. Notes	4.150%		11/02/42	2,190	2,173,606
Ford Motor Co., Sr. Unsec’d. Notes(a)	4.750%		01/15/43	6,160	6,499,539
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	520	621,192

					25,445,039

Banks — 7.2%
ANZ National International Ltd. (New Zealand), Gtd. Notes, 144A	1.850%		10/15/15	1,810	1,827,367
Bank of America Corp., Jr. Sub. Notes	6.250%	(c)	09/29/49	5,500	5,436,403
Bank of America Corp., Sr. Unsec’d. Notes	2.600%		01/15/19	2,830	2,852,006
Bank of America Corp., Sr. Unsec’d. Notes	3.875%		03/22/17	4,580	4,792,036
Bank of America Corp., Sr. Unsec’d. Notes	5.625%		07/01/20	520	592,067
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,500	1,737,655
Bank of America Corp., Sr. Unsec’d. Notes	5.750%		12/01/17	490	541,400
Bank of America Corp., Sr. Unsec’d. Notes	6.500%		08/01/16	40	43,093
Bank of America Corp., Sr. Unsec’d. Notes	7.625%		06/01/19	990	1,196,526
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	5,600	5,600,431
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	4.000%		04/01/24	4,970	5,174,888
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	7,280	7,645,128
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.875%		04/01/44	6,800	7,512,545
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21	3,450	3,849,693
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	5.000%		01/21/44	7,430	8,320,300
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	1,840	2,044,190
Bank of America Corp., Sr. Unsec’d. Notes, MTN	6.875%		04/25/18	4,150	4,766,607
Bank of America Corp., Sub. Notes	5.420%		03/15/17	1,500	1,608,221
Bank of America Corp., Sub. Notes	6.050%		05/16/16	320	338,856
Bank of America Corp., Sub. Notes, MTN(a)	4.200%		08/26/24	4,410	4,492,577
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	3.850%		01/22/15	1,610	1,612,681
BBVA US Sr. SAU (Spain), Gtd. Notes	4.664%		10/09/15	610	626,325
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN	2.375%		09/14/17	2,500	2,542,760
BNP Paribas SA (France), Sub. Notes(a)	4.250%		10/15/24	1,890	1,909,454
BPCE SA (France), Sub. Notes, 144A	5.150%		07/21/24	4,140	4,266,150
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/01/23	3,480	3,575,700
CIT Group, Inc., Sr. Unsec’d. Notes	5.375%		05/15/20	410	433,329
Citigroup, Inc., Jr. Sub. Notes	5.900%	(c)	12/29/49	1,000	975,000
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	07/29/49	1,510	1,487,350

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Citigroup, Inc., Series D, Jr. Sub. Notes	5.350%	(c)	04/29/49	1,760	$1,623,600
Citigroup, Inc., Series M, Jr. Sub. Notes	6.300%	(c)	12/29/49	2,710	2,669,350
Citigroup, Inc., Sr. Unsec’d. Notes	3.953%		06/15/16	4,400	4,567,512
Citigroup, Inc., Sr. Unsec’d. Notes	6.010%		01/15/15	4,491	4,497,391
Citigroup, Inc., Sub. Notes	4.050%		07/30/22	300	310,398
Citigroup, Inc., Sub. Notes	5.300%		05/06/44	1,070	1,172,366
Citigroup, Inc., Sub. Notes(a)	5.500%		09/13/25	8,840	9,781,504
Citigroup, Inc., Sub. Notes	6.125%		08/25/36	1,620	1,931,155
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes	1.250%		09/18/15	5,600	5,625,452
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A	5.000%		10/15/19	1,220	1,362,097
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Gtd. Notes	4.625%		12/01/23	9,130	9,684,319
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Gtd. Notes	5.750%		12/01/43	2,500	2,983,657
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Jr. Sub. Notes, 144A	11.000%	(c)	12/29/49	3,985	5,128,695
Credit Agricole SA (France), Jr. Sub. Notes, 144A	8.375%	(c)	10/29/49	5,200	5,993,000
HBOS PLC (United Kingdom), Sub. Notes, MTN, 144A	6.750%		05/21/18	220	245,189
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes(a)	6.375%	(c)	12/29/49	3,400	3,434,000
HSBC Holdings PLC (United Kingdom), Sub. Notes(a)	4.250%		03/14/24	2,700	2,809,571
ING Bank NV (Netherlands), Sub. Notes, 144A	5.800%		09/25/23	8,250	9,151,552
Intesa Sanpaolo SpA (Italy), Gtd. Notes	3.125%		01/15/16	1,000	1,015,805
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.625%		08/12/15	1,430	1,449,314
Intesa Sanpaolo SpA (Italy), Sub. Notes, 144A	5.017%		06/26/24	10,420	10,112,766
Lloyds Banking Group PLC (United Kingdom), Sub. Notes	4.500%		11/04/24	5,700	5,752,092
National Australia Bank Ltd. (Australia), Sr. Unsec’d. Notes	1.600%		08/07/15	1,530	1,538,865
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.250%		09/21/22	800	830,661
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.875%		05/13/21	4,250	4,604,314
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	7.648%	(c)	08/29/49	420	489,300
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	2.550%		09/18/15	280	282,803
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes(a)	6.400%		10/21/19	3,100	3,600,628
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes(a)	5.125%		05/28/24	6,030	6,133,662
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.000%		12/19/23	4,400	4,762,551
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.100%		06/10/23	4,490	4,869,832
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.125%		12/15/22	2,060	2,242,116
Royal Bank of Scotland NV (Netherlands), Gtd. Notes	4.650%		06/04/18	1,400	1,452,434
Santander US Debt SA Unipersonal (Spain), Gtd. Notes, 144A	3.724%		01/20/15	1,090	1,091,492
Santander US Debt SA Unipersonal (Spain), Gtd. Notes, 144A	3.781%		10/07/15	2,400	2,450,825

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A(a)	5.700%		03/26/44	11,870	$12,347,091
State Street Corp., Jr. Sub. Notes	4.956%		03/15/18	7,030	7,613,834
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	3.100%		01/14/16	730	745,402
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	3.150%		07/22/15	2,010	2,036,564
UBS AG (Switzerland), Sr. Unsec’d. Notes	3.875%		01/15/15	756	756,799
Wachovia Capital Trust III, Ltd. Gtd. Notes(a)	5.570%	(c)	03/29/49	6,530	6,304,715
Wachovia Corp., Sr. Unsec’d. Notes, MTN	5.750%		02/01/18	920	1,030,198
Wells Fargo & Co., Sr. Unsec’d. Notes	1.500%		01/16/18	1,420	1,412,230
Wells Fargo & Co., Sr. Unsec’d. Notes	3.676%		06/15/16	2,470	2,562,126
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	4.600%		04/01/21	7,340	8,166,917
Wells Fargo & Co., Sub. Notes(a)	3.450%		02/13/23	1,400	1,418,892
Wells Fargo & Co., Sub. Notes	5.375%		11/02/43	2,270	2,582,609
Wells Fargo & Co., Sub. Notes	5.606%		01/15/44	1,731	2,037,754
Wells Fargo & Co., Sub. Notes, MTN	4.650%		11/04/44	4,030	4,158,400
Wells Fargo Bank NA, Sub. Notes	6.000%		11/15/17	4,670	5,234,664
Wells Fargo Capital X, Ltd. Gtd. Notes	5.950%		12/01/86	1,400	1,424,500

					273,283,701

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%		07/15/22	7,580	7,366,866
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%		04/15/20	1,380	1,542,939
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.375%		01/15/20	6,620	7,498,057
Diageo Capital PLC (United Kingdom), Gtd. Notes	4.828%		07/15/20	3,330	3,710,396
Diageo Investment Corp. (United Kingdom), Gtd. Notes	2.875%		05/11/22	4,795	4,792,104
Heineken NV (Netherlands), Sr. Unsec’d. Notes, 144A	1.400%		10/01/17	3,060	3,042,368
Molson Coors Brewing Co., Gtd. Notes	3.500%		05/01/22	330	333,310
PepsiCo, Inc., Sr. Unsec’d. Notes	0.700%		08/13/15	3,790	3,797,129
PepsiCo, Inc., Sr. Unsec’d. Notes	4.000%		03/05/42	710	715,195
PepsiCo, Inc., Sr. Unsec’d. Notes	7.900%		11/01/18	992	1,206,862
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	4.450%		01/15/22	6,780	7,259,197
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	5.500%		01/15/42	1,140	1,325,992

					42,590,415

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes(a)	3.625%		05/22/24	1,700	1,727,950
Celgene Corp., Sr. Unsec’d. Notes	3.625%		05/15/24	710	725,001
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%		04/01/24	3,970	4,163,859

					6,616,810

Capital Markets — 1.4%
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	6.400%		10/02/17	3,210	3,594,911
Goldman Sachs Capital II, Ltd. Gtd. Notes	4.000%	(c)	12/29/49	3,030	2,227,050
Goldman Sachs Group, Inc. (The), Series D, Sr. Unsec’d. Notes	6.000%		06/15/20	3,750	4,335,105

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Capital Markets (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.375%		01/22/18	3,140	$3,171,711
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.900%		07/19/18	400	410,352
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.000%		03/03/24	2,610	2,709,569
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	1,560	1,760,713
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%		04/01/18	320	359,174
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	8,870	11,212,957
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	3.850%		07/08/24	4,770	4,892,102
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	8,010	8,976,783
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	640	804,720
Morgan Stanley, Sr. Unsec’d. Notes	4.750%		03/22/17	530	564,552
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.950%		12/28/17	5,600	6,222,446
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.625%		04/01/18	3,390	3,861,329

					55,103,474

Chemicals — 0.2%
Eagle Spinco, Inc., Gtd. Notes(a)	4.625%		02/15/21	3,670	3,477,325
Ecolab, Inc., Sr. Unsec’d. Notes	4.350%		12/08/21	530	577,482
Hexion US Finance Corp., Sr. Sec’d. Notes(a)	6.625%		04/15/20	1,870	1,832,600
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	580	632,643
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750%		04/15/24	780	892,081
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21	980	1,127,940

					8,540,071

Commercial Services & Supplies — 0.2%
Catholic Health Initiatives, Sec’d. Notes	4.350%		11/01/42	440	436,837
United Rentals North America, Inc., Gtd. Notes	7.375%		05/15/20	570	615,600
Waste Management, Inc., Gtd. Notes	3.500%		05/15/24	1,630	1,650,481
Waste Management, Inc., Gtd. Notes	4.600%		03/01/21	3,220	3,565,767
West Corp., Gtd. Notes, 144A(a)	5.375%		07/15/22	2,440	2,336,300

					8,604,985

Consumer Finance — 0.8%
Ally Financial, Inc., Gtd. Notes	3.500%		01/27/19	1,000	988,000
Ally Financial, Inc., Gtd. Notes	7.500%		09/15/20	4,072	4,774,420
American Express Co., Sub. Notes	6.800%	(c)	09/01/66	5,160	5,405,100
American Honda Finance Corp. (Japan), Sr. Unsec’d. Notes, 144A(a)	1.000%		08/11/15	3,560	3,573,261
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.750%		02/01/21	900	1,031,339
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.875%		08/02/21	1,620	1,875,617
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	860	1,065,247
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	12.000%		05/15/15	5,420	5,633,261
HSBC Finance Corp., Sub. Notes	6.676%		01/15/21	4,620	5,481,427

					29,827,672

Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	3.241%	(c)	12/15/19	3,460	3,338,900
Ball Corp., Gtd. Notes	4.000%		11/15/23	690	665,850

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Containers & Packaging (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	6.875%		02/15/21	1,545	$1,612,594
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	7.125%		04/15/19	2,172	2,245,305
Rock-Tenn Co., Gtd. Notes	3.500%		03/01/20	690	700,201
Rock-Tenn Co., Gtd. Notes	4.000%		03/01/23	470	478,813

					9,041,663

Diversified Financial Services — 2.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	3.750%		05/15/19	2,760	2,732,400
Boeing Capital Corp., Sr. Unsec’d. Notes	4.700%		10/27/19	2,860	3,183,620
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	5.450%		04/15/18	880	982,179
Countrywide Financial Corp., Sub. Notes	6.250%		05/15/16	340	360,856
General Electric Capital Corp., Sr. Unsec’d. Notes	1.625%		07/02/15	1,110	1,116,975
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.375%		09/16/20	3,180	3,482,850
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%		01/07/21	9,100	10,142,769
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%		10/17/21	340	383,224
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.875%		01/10/39	7,160	10,127,870
General Electric Capital Corp., Sub. Notes, MTN	6.375%	(c)	11/15/67	5,030	5,394,675
General Motors Financial Co., Inc., Gtd. Notes	2.750%		05/15/16	750	762,187
General Motors Financial Co., Inc., Gtd. Notes	3.250%		05/15/18	560	560,700
General Motors Financial Co., Inc., Gtd. Notes	4.250%		05/15/23	660	673,127
General Motors Financial Co., Inc., Gtd. Notes	4.375%		09/25/21	1,780	1,857,875
Hyundai Capital America (South Korea), Sr. Unsec’d. Notes, 144A	2.125%		10/02/17	980	984,777
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	6.750%		09/01/16	5,630	5,995,950
John Deere Capital Corp., Sr. Unsec’d. Notes	1.700%		01/15/20	610	594,528
John Deere Capital Corp., Sr. Unsec’d. Notes	2.250%		04/17/19	140	141,249
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	5.350%		04/03/18	1,000	1,115,733
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	1,500	1,508,737
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.625%		05/13/24	5,560	5,691,233
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	90	96,759
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	630	684,606
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20	1,730	1,875,280
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	1,140	1,244,597
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	5,840	5,777,594
JPMorgan Chase & Co., Sub. Notes	6.125%		06/27/17	2,260	2,493,772
M&T Bank Corp., Jr. Sub. Notes	6.875%		12/29/49	6,230	6,370,175
Navient LLC, Sr. Unsec’d. Notes, MTN	8.000%		03/25/20	1,920	2,126,400
Telecom Italia Capital SA (Italy), Gtd. Notes	7.175%		06/18/19	140	160,300
Toyota Motor Credit Corp. (Japan), Sr. Unsec’d. Notes, MTN	1.250%		10/05/17	4,130	4,117,672
UPCB Finance III Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.625%		07/01/20	2,710	2,845,500

					85,586,169

Diversified Telecommunication Services — 2.2%
AT&T, Inc., Sr. Unsec’d. Notes	3.000%		02/15/22	1,110	1,089,110

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Telecommunication Services (continued)
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	3,270	$3,421,424
AT&T, Inc., Sr. Unsec’d. Notes(a)	3.900%	03/11/24	1,140	1,171,537
AT&T, Inc., Sr. Unsec’d. Notes	4.350%	06/15/45	2,470	2,328,602
AT&T, Inc., Sr. Unsec’d. Notes	4.450%	05/15/21	230	247,115
AT&T, Inc., Sr. Unsec’d. Notes	5.500%	02/01/18	1,650	1,821,422
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	5.950%	01/15/18	1,250	1,393,986
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	560	879,229
CenturyLink, Inc., Sr. Unsec’d. Notes	5.625%	04/01/20	1,300	1,348,750
CenturyLink, Inc., Sr. Unsec’d. Notes	6.150%	09/15/19	1,000	1,080,000
Deutsche Telekom International Finance BV (Germany), Gtd. Notes	5.750%	03/23/16	2,870	3,030,711
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(a)	5.500%	08/01/23	2,530	2,514,567
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.500%	04/01/21	340	363,800
Rogers Communications, Inc. (Canada), Gtd. Notes	6.800%	08/15/18	470	542,447
Sprint Capital Corp., Gtd. Notes	8.750%	03/15/32	1,560	1,509,300
Telefonica Emisiones SAU (Spain), Gtd. Notes	5.134%	04/27/20	1,970	2,180,802
Telefonica Emisiones SAU (Spain), Gtd. Notes	6.221%	07/03/17	180	199,277
Telefonica Emisiones SAU (Spain), Gtd. Notes	6.421%	06/20/16	110	117,673
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.450%	11/01/22	1,150	1,078,999
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.450%	03/15/21	2,400	2,452,898
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/24	1,390	1,365,674
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.150%	03/15/24	620	641,845
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.600%	04/01/21	1,910	2,073,064
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	15,180	16,762,257
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.350%	04/01/19	2,530	2,931,670
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33	5,270	6,491,496
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	6.550%	09/15/43	13,506	17,303,198
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A	4.862%	08/21/46	6,905	7,093,002
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.375%	04/15/21	280	289,100

				83,722,955

Electric Utilities — 1.2%
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.500%	09/15/37	3,160	4,135,783
Duke Energy Progress, Inc., First Mortgage	2.800%	05/15/22	1,490	1,492,549
FirstEnergy Corp., Series A, Sr. Unsec’d. Notes	2.750%	03/15/18	1,070	1,078,270
FirstEnergy Corp., Series B, Sr. Unsec’d. Notes	4.250%	03/15/23	4,340	4,478,073
FirstEnergy Corp., Series C, Sr. Unsec’d. Notes	7.375%	11/15/31	13,060	15,807,380
Miran Mid-Atlantic Pass-Through Trust, Series C, Pass-Through Certificates	10.060%	12/30/28	4,833	5,170,775
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	5.800%	03/01/37	6,280	7,692,906

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric Utilities (continued)
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.050%	03/01/34	1,780	$2,266,125
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	8.250%	10/15/18	930	1,119,104
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400%	01/15/21	1,620	1,765,701
Progress Energy, Inc., Sr. Unsec’d. Notes	6.000%	12/01/39	1,620	2,092,739

				47,099,405

Electrical Equipment
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	4.375%	05/08/42	420	454,783

Food & Staples Retailing — 1.1%
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	4,000	3,970,000
CVS Health Corp., Sr. Unsec’d. Notes(a)	2.750%	12/01/22	8,890	8,658,700
CVS Health Corp., Sr. Unsec’d. Notes	5.750%	06/01/17	645	711,851
CVS Pass-Through Trust, Pass-Through Certificates	6.036%	12/10/28	1,192	1,389,942
CVS Pass-Through Trust, Pass-Through Certificates	6.943%	01/10/30	754	914,589
HJ Heinz Co., Sec’d. Notes(a)	4.250%	10/15/20	3,140	3,171,400
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	3.500%	06/06/22	2,080	2,131,401
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	3,997	4,536,251
Kroger Co. (The), Gtd. Notes	6.900%	04/15/38	520	691,949
Kroger Co. (The), Sr. Unsec’d. Notes	3.300%	01/15/21	1,000	1,014,792
Mondelez International, Inc., Sr. Unsec’d. Notes(a)	4.000%	02/01/24	4,480	4,687,276
Mondelez International, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	2,703	3,061,969
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.800%	02/15/18	540	610,380
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	6.200%	04/15/38	340	455,371
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.400%	10/21/18	1,900	1,913,378
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.900%	10/21/19	2,030	2,056,254
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	3.375%	10/21/20	1,960	2,003,369

				41,978,872

Food Products
Tyson Foods, Inc., Gtd. Notes	5.150%	08/15/44	700	786,222

Gas Utilities — 0.1%
Southern Natural Gas Co. LLC, Gtd. Notes	8.000%	03/01/32	2,550	3,303,653

Health Care Equipment & Supplies — 0.3%
Medtronic, Inc., Sr. Unsec’d. Notes	3.125%	03/15/22	350	354,393
Medtronic, Inc., Sr. Unsec’d. Notes	4.450%	03/15/20	1,550	1,700,598
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	3.500%	03/15/25	7,320	7,488,140

				9,543,131

Health Care Providers & Services — 0.5%
DaVita HealthCare Partners, Inc., Gtd. Notes	5.125%	07/15/24	2,630	2,682,600
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	250	251,250
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.875%	01/31/22	2,100	2,278,500
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes	6.875%	07/15/17	1,323	1,445,377
HCA, Inc., Gtd. Notes	7.500%	02/15/22	1,950	2,227,875
HCA, Inc., Sr. Sec’d. Notes	4.250%	10/15/19	1,300	1,319,500
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22	1,170	1,281,150
HCA, Inc., Sr. Sec’d. Notes	6.500%	02/15/20	2,100	2,353,050
Humana, Inc., Sr. Unsec’d. Notes	3.150%	12/01/22	1,350	1,312,693

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Health Care Providers & Services (continued)
Humana, Inc., Sr. Unsec’d. Notes	4.625%		12/01/42	670	$679,320
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	1.625%		03/15/19	10	9,857
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.375%		11/15/21	770	798,907
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.700%		10/15/40	1,500	1,887,828
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%		02/15/18	1,570	1,767,274
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.875%		02/15/38	250	350,812

					20,645,993

Hotels, Restaurants & Leisure — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A(a)	6.000%		04/01/22	2,060	2,111,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	5.625%		10/15/21	3,880	4,054,600

					6,166,100

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp. (The), Sr. Unsec’d. Notes	8.000%		06/01/20	4,540	5,186,950
Calpine Corp., Sr. Sec’d. Notes, 144A	5.875%		01/15/24	1,170	1,246,050
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%		01/15/23	238	262,395
Enterprise Products Operating LLC, Series A, Gtd. Notes	8.375%	(c)	08/01/66	3,400	3,650,750
Enterprise Products Operating LLC, Series N, Gtd. Notes	6.500%		01/31/19	4,610	5,283,793

					15,629,938

Industrial Conglomerates — 0.1%
General Electric Co., Sr. Unsec’d. Notes	0.850%		10/09/15	1,970	1,975,041
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44	1,200	1,319,066

					3,294,107

Insurance — 0.6%
American International Group, Inc., Jr. Sub. Notes	6.250%		03/15/87	870	970,876
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%		01/16/18	3,000	3,354,300
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.200%		02/11/15	290	290,830
MetLife, Inc., Jr. Sub. Notes	6.400%		12/15/66	4,690	5,229,350
MetLife, Inc., Sr. Unsec’d. Notes	4.750%		02/08/21	1,750	1,955,998
MetLife, Inc., Sr. Unsec’d. Notes	5.875%		02/06/41	1,220	1,520,486
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%		09/15/44	3,000	3,343,044
Voya Financial, Inc., Gtd. Notes	2.900%		02/15/18	540	552,827
WellPoint, Inc., Sr. Unsec’d. Notes	1.250%		09/10/15	830	833,358
WellPoint, Inc., Sr. Unsec’d. Notes	3.125%		05/15/22	3,220	3,218,062
WellPoint, Inc., Sr. Unsec’d. Notes	7.000%		02/15/19	735	866,073

					22,135,204

Internet & Catalog Retail — 0.3%
Amazon.com, Inc., Sr. Unsec’d. Notes	4.950%		12/05/44	10,000	10,330,050
QVC, Inc., Sr. Sec’d. Notes	5.950%		03/15/43	110	115,487

					10,445,537

Investment Companies — 0.1%
Temasek Financial I Ltd. (Singapore), Gtd. Notes, 144A	2.375%		01/23/23	2,770	2,692,695

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
IT Services — 0.1%
First Data Corp., Gtd. Notes	12.625%	01/15/21	1,450	$1,721,875
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%	11/01/20	1,825	1,948,187

				3,670,062

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.600%	08/15/21	1,530	1,579,987
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	5.300%	02/01/44	400	459,398

				2,039,385

Media — 1.8%
21st Century Fox America, Inc., Gtd. Notes	4.500%	02/15/21	590	645,806
21st Century Fox America, Inc., Gtd. Notes	6.750%	01/09/38	250	326,424
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	365	494,825
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	8.125%	04/30/20	1,750	1,841,875
CCOH Safari LLC, Gtd. Notes	5.750%	12/01/24	510	515,737
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%	11/15/22	80	115,011
Comcast Corp., Gtd. Notes	3.375%	02/15/25	940	960,308
Comcast Corp., Gtd. Notes(a)	3.600%	03/01/24	2,600	2,730,606
Comcast Corp., Gtd. Notes	4.200%	08/15/34	1,120	1,171,124
Comcast Corp., Gtd. Notes	5.650%	06/15/35	310	384,155
Comcast Corp., Gtd. Notes	5.700%	05/15/18	2,160	2,432,279
Comcast Corp., Gtd. Notes	5.875%	02/15/18	2,800	3,150,344
Comcast Corp., Gtd. Notes	6.400%	03/01/40	1,470	1,988,748
Comcast Corp., Gtd. Notes	6.450%	03/15/37	720	957,902
Comcast Corp., Gtd. Notes	6.550%	07/01/39	1,080	1,474,982
Comcast Corp., Gtd. Notes	6.950%	08/15/37	1,560	2,197,878
COX Communications, Inc., Sr. Unsec’d. Notes, 144A	4.700%	12/15/42	40	39,965
COX Communications, Inc., Sr. Unsec’d. Notes, 144A	6.950%	06/01/38	80	100,783
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750%	11/15/21	2,258	2,495,090
DISH DBS Corp., Gtd. Notes	5.000%	03/15/23	173	167,377
DISH DBS Corp., Gtd. Notes	5.125%	05/01/20	410	413,075
DISH DBS Corp., Gtd. Notes	5.875%	07/15/22	2,097	2,149,425
DISH DBS Corp., Gtd. Notes, 144A	5.875%	11/15/24	4,745	4,768,725
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	2,770	2,742,732
NBCUniversal Media LLC, Gtd. Notes	4.375%	04/01/21	870	956,823
Numericable-SFR (France), Sr. Sec’d. Notes, 144A	6.000%	05/15/22	2,010	2,021,055
Time Warner Cable, Inc., Gtd. Notes	4.125%	02/15/21	3,385	3,622,593
Time Warner Cable, Inc., Gtd. Notes	4.500%	09/15/42	50	51,397
Time Warner Cable, Inc., Gtd. Notes	5.000%	02/01/20	830	914,648
Time Warner Cable, Inc., Gtd. Notes	5.500%	09/01/41	260	302,100
Time Warner Cable, Inc., Gtd. Notes	5.875%	11/15/40	1,870	2,229,704
Time Warner Cable, Inc., Gtd. Notes	6.550%	05/01/37	440	566,495
Time Warner Cable, Inc., Gtd. Notes	8.250%	04/01/19	2,880	3,525,532
Time Warner Entertainment Co. LP, Gtd. Notes	8.375%	07/15/33	630	945,463
Time Warner, Inc., Gtd. Notes	4.700%	01/15/21	1,390	1,521,448
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21	710	774,878
Time Warner, Inc., Gtd. Notes	6.250%	03/29/41	1,570	1,949,530
Time Warner, Inc., Gtd. Notes	7.700%	05/01/32	5,660	7,996,669
UBM PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	5.750%	11/03/20	1,850	2,018,095
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750%	09/15/22	2,028	2,169,960

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
Viacom, Inc., Sr. Unsec’d. Notes	4.250%	09/01/23	2,530	$2,608,683

				68,440,249

Metals & Mining — 2.0%
Arch Coal, Inc., Gtd. Notes	7.000%	06/15/19	3,140	926,300
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	3.850%	04/01/22	1,230	1,183,682
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes(a)	4.100%	05/01/23	3,170	3,085,038
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	6.950%	04/01/19	4,170	4,748,421
Barrick North America Finance LLC (Canada), Gtd. Notes	4.400%	05/30/21	1,210	1,221,800
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	3.250%	11/21/21	1,150	1,187,680
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes(a)	5.000%	09/30/43	1,950	2,210,366
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	6.500%	04/01/19	5,740	6,746,572
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes(a)	4.800%	10/01/20	520	280,800
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes(a)	5.700%	01/15/18	2,500	1,625,000
CONSOL Energy, Inc., Gtd. Notes	8.250%	04/01/20	2,520	2,614,500
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	6.000%	04/01/17	1,160	1,109,250
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	6.875%	02/01/18	1,111	1,008,333
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	6.875%	04/01/22	960	799,200
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	8.250%	11/01/19	560	509,600
Freeport-McMoRan, Inc., Gtd. Notes(a)	3.100%	03/15/20	2,910	2,830,653
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	2.050%	10/23/15	2,660	2,677,309
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	2.700%	10/25/17	7,830	7,921,666
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	5.800%	11/15/16	840	898,582
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A(a)	2.500%	01/15/19	1,100	1,083,143
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750%	09/20/21	2,480	2,548,946
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	4.125%	05/20/21	140	147,220
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	6.500%	07/15/18	590	675,462
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	9.000%	05/01/19	3,930	4,972,087
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes	2.250%	12/14/18	1,120	1,122,259
Southern Copper Corp., Sr. Unsec’d. Notes	5.250%	11/08/42	6,540	5,842,483
Steel Dynamics, Inc., Gtd. Notes	7.625%	03/15/20	3,090	3,221,325
Vale Overseas Ltd. (Brazil), Gtd. Notes(a)	4.375%	01/11/22	9,287	8,901,682
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.875%	11/21/36	4,540	4,786,023
Vedanta Resources PLC (India), Sr. Unsec’d. Notes, RegS	9.500%	07/18/18	900	967,500

				77,852,882

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Multi-Utilities — 0.1%
Dominion Resources, Inc., Sr. Unsec’d. Notes	7.000%	06/15/38	2,480	$3,330,196

Oil, Gas & Consumable Fuels — 3.8%
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes	4.875%	05/15/23	2,530	2,567,950
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes	4.875%	03/15/24	1,780	1,806,700
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes	5.875%	04/15/21	170	177,225
Anadarko Finance Co., Series B, Gtd. Notes	7.500%	05/01/31	190	249,866
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%	09/15/17	5,160	5,736,898
Antero Resources Finance Corp., Gtd. Notes	5.375%	11/01/21	1,160	1,122,300
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	1,774	1,743,001
Apache Corp., Sr. Unsec’d. Notes	5.100%	09/01/40	2,490	2,439,040
Apache Corp., Sr. Unsec’d. Notes	6.000%	01/15/37	1,040	1,131,724
Atwood Oceanics, Inc., Sr. Unsec’d. Notes	6.500%	02/01/20	1,010	919,100
Baker Hughes, Inc., Sr. Unsec’d. Notes	7.500%	11/15/18	2,750	3,282,507
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	3,800	3,868,142
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.561%	11/01/21	170	173,687
California Resources Corp., Gtd. Notes, 144A(a)	6.000%	11/15/24	3,230	2,729,350
Chesapeake Energy Corp., Gtd. Notes	5.375%	06/15/21	1,950	1,948,781
Chesapeake Energy Corp., Gtd. Notes(a)	5.750%	03/15/23	320	329,600
Chesapeake Energy Corp., Gtd. Notes	6.125%	02/15/21	990	1,039,500
Chesapeake Energy Corp., Gtd. Notes	6.875%	11/15/20	140	150,500
Concho Resources, Inc., Gtd. Notes	5.500%	10/01/22	10	10,100
Concho Resources, Inc., Gtd. Notes	5.500%	04/01/23	630	632,961
Concho Resources, Inc., Gtd. Notes	6.500%	01/15/22	1,812	1,893,540
ConocoPhillips, Gtd. Notes	6.000%	01/15/20	570	662,307
Continental Resources, Inc., Gtd. Notes(a)	4.500%	04/15/23	690	656,294
Continental Resources, Inc., Gtd. Notes	5.000%	09/15/22	340	328,950
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes(a)	6.125%	03/01/22	1,790	1,709,450
Devon Energy Corp., Sr. Unsec’d. Notes	2.250%	12/15/18	1,200	1,195,675
Devon Energy Corp., Sr. Unsec’d. Notes(a)	3.250%	05/15/22	3,240	3,182,837
Devon Energy Corp., Sr. Unsec’d. Notes	6.300%	01/15/19	180	205,450
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%	04/15/32	640	882,210
Devon Financing Corp. LLC, Gtd. Notes	7.875%	09/30/31	20	27,283
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	5.875%	05/28/45	3,320	3,071,000
Hess Corp., Sr. Unsec’d. Notes	8.125%	02/15/19	2,750	3,271,928
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	1,420	1,941,278
Key Energy Services, Inc., Gtd. Notes(a)	6.750%	03/01/21	2,780	1,723,600
Kinder Morgan Energy Partners LP, Gtd. Notes(a)	6.850%	02/15/20	790	907,413
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000%	02/15/21	180	187,264
Kinder Morgan, Inc., Gtd. Notes, 144A	5.625%	11/15/23	140	149,860
Kinder Morgan, Inc., Gtd. Notes, MTN	7.750%	01/15/32	1,030	1,266,900
Kodiak Oil & Gas Corp., Gtd. Notes(a)	5.500%	01/15/21	2,870	2,877,175
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	4.500%	07/15/23	100	96,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	5.500%	02/15/23	820	830,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	6.250%	06/15/22	1,054	1,090,890
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%	11/15/43	1,050	1,066,324
Noble Energy, Inc., Sr. Unsec’d. Notes	8.250%	03/01/19	4,460	5,347,098
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.125%	02/15/22	640	632,588

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Penn Virginia Resource Partners LP/Penn
Virginia Resource Finance Corp., Gtd. Notes	6.500%	05/15/21	190	$191,900
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Gtd. Notes	8.375%	06/01/20	1,756	1,874,530
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.250%	03/17/24	5,800	5,518,932
Petrobras International Finance Co. (Brazil), Gtd. Notes	3.875%	01/27/16	960	942,048
Petrobras International Finance Co. (Brazil), Gtd. Notes(a)	5.375%	01/27/21	9,980	9,247,169
Petrobras International Finance Co. (Brazil), Gtd. Notes	5.750%	01/20/20	2,501	2,415,241
Petrobras International Finance Co. (Brazil), Gtd. Notes	6.125%	10/06/16	1,970	1,976,127
Petroleos Mexicanos (Mexico), Gtd. Notes	6.375%	01/23/45	4,290	4,858,425
Petroleos Mexicanos (Mexico), Gtd. Notes	6.625%	06/15/35	7,270	8,396,850
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.500%	06/27/44	1,270	1,295,400
Plains Exploration & Production Co., Gtd. Notes	6.500%	11/15/20	450	487,111
Plains Exploration & Production Co., Gtd. Notes	6.875%	02/15/23	4,771	5,307,737
QEP Resources, Inc., Sr. Unsec’d. Notes(a)	5.250%	05/01/23	2,640	2,468,400
QEP Resources, Inc., Sr. Unsec’d. Notes	6.875%	03/01/21	1,440	1,476,000
Range Resources Corp., Gtd. Notes	5.000%	08/15/22	790	790,000
Range Resources Corp., Gtd. Notes(a)	5.000%	03/15/23	2,790	2,790,000
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	4.500%	11/01/23	470	431,225
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.875%	03/01/22	1,890	1,885,275
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	6.500%	07/15/21	429	437,580
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	02/01/21	770	756,525
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.750%	05/15/24	1,150	1,128,438
Samson Investment Co., Gtd. Notes	9.750%	02/15/20	3,590	1,487,606
SESI LLC, Gtd. Notes	7.125%	12/15/21	690	662,400
Shelf Drilling Holdings Ltd. (United Arab Emirates), Sec’d. Notes, 144A(a)	8.625%	11/01/18	760	623,200
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	03/25/20	3,740	4,098,255
Sinopec Group Overseas Development 2012 Ltd. (China), Gtd. Notes, 144A	2.750%	05/17/17	1,880	1,913,408
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	4.375%	04/10/24	6,140	6,440,498
Statoil ASA (Norway), Gtd. Notes	3.125%	08/17/17	1,300	1,358,171
Transocean, Inc., Gtd. Notes	5.050%	12/15/16	210	211,005
Transocean, Inc., Gtd. Notes	6.000%	03/15/18	1,630	1,567,829
Transocean, Inc., Gtd. Notes	6.375%	12/15/21	230	212,163
Williams Cos., Inc. (The), Series A, Sr. Unsec’d. Notes	7.500%	01/15/31	1,231	1,306,156
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.875%	09/01/21	3,063	3,538,298
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	8.750%	03/15/32	410	478,498

				145,835,146

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	4.500%	08/01/24	500	497,043
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes(a)	4.750%	01/11/22	2,025	2,081,232

				2,578,275

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals — 0.7%
AbbVie, Inc., Sr. Unsec’d. Notes	1.750%	11/06/17	5,540	$5,552,038
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	10	9,845
Express Scripts Holding Co., Gtd. Notes	2.650%	02/15/17	3,000	3,067,482
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	2.850%	05/08/22	3,380	3,380,183
GlaxoSmithKline Capital, Inc. (United Kingdom), Gtd. Notes	6.375%	05/15/38	1,870	2,489,881
Perrigo Co. PLC, Gtd. Notes	4.000%	11/15/23	830	856,010
Pfizer, Inc., Sr. Unsec’d. Notes	6.200%	03/15/19	1,630	1,896,321
Pfizer, Inc., Sr. Unsec’d. Notes	7.200%	03/15/39	2,000	2,907,504
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	6.000%	03/01/19	1,028	1,187,326
Teva Pharmaceutical Finance Co. BV (Israel), Series 2, Gtd. Notes	3.650%	11/10/21	200	204,944
Wyeth LLC, Gtd. Notes	5.450%	04/01/17	620	679,387
Wyeth LLC, Gtd. Notes	5.950%	04/01/37	550	705,462
Zoetis, Inc., Sr. Unsec’d. Notes	3.250%	02/01/23	2,060	2,032,042

				24,968,425

Real Estate Management & Development — 0.2%
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%	04/15/21	1,730	1,704,050
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	7.750%	04/15/20	490	519,400
WEA Finance LLC /Westfield UK & Europe Finance PLC (Australia), Gtd. Notes, 144A	3.750%	09/17/24	7,170	7,276,195

				9,499,645

Semiconductors & Semiconductor Equipment
National Semiconductor Corp., Sr. Unsec’d. Notes	6.600%	06/15/17	320	360,061

Software — 0.1%
Activision Blizzard, Inc., Gtd. Notes, 144A	5.625%	09/15/21	1,230	1,291,500
Oracle Corp., Sr. Unsec’d. Notes(a)	1.200%	10/15/17	3,960	3,945,906

				5,237,406

Tobacco — 0.9%
Altria Group, Inc., Gtd. Notes	2.850%	08/09/22	3,490	3,391,219
Altria Group, Inc., Gtd. Notes(a)	4.000%	01/31/24	1,300	1,355,355
Altria Group, Inc., Gtd. Notes	4.750%	05/05/21	1,770	1,957,657
Altria Group, Inc., Gtd. Notes	5.375%	01/31/44	3,140	3,574,319
Altria Group, Inc., Gtd. Notes	9.250%	08/06/19	4,420	5,680,770
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38	70	119,746
Altria Group, Inc., Gtd. Notes	10.200%	02/06/39	1,260	2,193,838
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18	1,670	1,660,643
Lorillard Tobacco Co., Gtd. Notes	3.750%	05/20/23	1,540	1,525,335
Lorillard Tobacco Co., Gtd. Notes	8.125%	06/23/19	2,470	2,994,448
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500%	08/22/22	2,010	1,964,226
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.900%	11/15/21	3,330	3,379,124
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%	03/20/42	2,330	2,459,921
Reynolds American, Inc., Gtd. Notes	3.250%	11/01/22	1,430	1,392,880

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Tobacco (continued)
Reynolds American, Inc., Gtd. Notes	6.150%	09/15/43		1,790	$2,075,811

					35,725,292

Transportation — 0.1%
Florida East Coast Holdings Corp., Sr. Sec’d. Notes, 144A	6.750%	05/01/19		2,410	2,385,900

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000%	03/30/20		4,200	4,631,508
America Movil SAB de CV (Mexico), Gtd. Notes	5.625%	11/15/17		1,000	1,097,910
Sprint Corp., Gtd. Notes	7.125%	06/15/24		1,220	1,134,600
Sprint Corp., Gtd. Notes	7.875%	09/15/23		4,840	4,778,048

					11,642,066

TOTAL CORPORATE BONDS (cost $1,185,461,797)					1,219,941,741

FOREIGN GOVERNMENT BONDS — 6.0%
Brazil Notas do Tesouro Nacional (Brazil), Series B, Notes	6.000%	08/15/50	BRL	10,099	9,248,051
Brazil Notas do Tesouro Nacional (Brazil), Series F, Sr. Notes	10.000%	01/01/17	BRL	53,810	19,272,412
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.250%	01/07/25		2,960	2,960,000
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes(a)	5.625%	02/26/44		4,310	4,848,750
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.750%	04/25/22		270	265,950
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%	03/13/20		2,000	2,215,000
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%	01/15/24		887	1,002,310
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	3.750%	04/25/22		3,640	3,585,400
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%	05/05/21		1,067	1,127,019
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	5.375%	10/17/23		340	370,600
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	5.875%	03/13/20		360	398,700
Mexican Bonos (Mexico), Bonds	6.500%	06/09/22	MXN	669,246	47,559,966
Mexican Bonos (Mexico), Bonds	8.000%	06/11/20	MXN	11,549	881,007
Mexican Bonos (Mexico), Bonds	10.000%	12/05/24	MXN	108,510	9,633,195
Mexican Bonos (Mexico), Series M, Bonds	7.750%	11/13/42	MXN	516,474	40,300,454
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%	10/02/23		2,740	2,842,750
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes(a)	5.550%	01/21/45		16,080	18,693,000
New Zealand Government Bond (New Zealand), Series 420, Sr. Unsec’d. Notes	3.000%	04/15/20	NZD	14,520	11,001,366
Poland Government International Bond (Poland), Sr. Unsec’d. Notes(a)	4.000%	01/22/24		9,340	9,912,075
Portugal Government International Bond (Portugal), Unsec’d. Notes, 144A	5.125%	10/15/24		7,450	7,826,359
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, 144A	7.500%	03/31/30		1,893	1,962,989
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, RegS	7.500%	03/31/30		6,059	6,283,603

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes(a)	5.875%		09/16/25	7,845	$8,835,431
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%		03/30/21	1,077	1,183,354
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.750%		03/22/24	5,330	5,956,275
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.250%		09/26/22	5,316	6,066,885
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		03/11/19	490	558,600
Turkey Government International Bond (Turkey), Unsec’d. Notes	6.625%		02/17/45	3,430	4,209,468

TOTAL FOREIGN GOVERNMENT BONDS (cost $237,263,798)					229,000,969

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 13.0%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1	2.522%	(c)	07/25/35	499	478,252
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	2.576%	(c)	09/25/35	562	443,188
Alternative Loan Trust, Series 2005-J4, Class M2	1.115%	(c)	07/25/35	5,607	5,016,614
American Home Mortgage Investment Trust, Series 2004-4, Class 1A1	0.510%	(c)	02/25/45	5,086	4,896,603
Banc of America Funding Corp., Series 2005-F, Class 2A1	2.708%	(c)	09/20/35	83	63,705
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 3A1	2.705%	(c)	09/25/33	356	352,450
Banc of America Mortgage Securities, Inc., Series 2005-12, Class A2	1.070%	(c)	01/25/36	1,637	1,478,114
Banc of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	2.698%	(c)	09/25/35	243	223,093
BCAP LLC Trust, Series 2006-AA1, Class A1	0.360%	(c)	10/25/36	3,285	2,444,679
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1	2.555%	(c)	02/25/36	601	468,829
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	5.606%	(c)	02/25/36	235	217,082
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1	2.583%	(c)	10/25/36	674	580,475
Bear Stearns Alt-A Trust, Series 2004-11, Class 1M1	1.070%	(c)	11/25/34	11,935	10,111,484
Bear Stearns Alt-A Trust, Series 2004-13, Class A1	0.910%	(c)	11/25/34	134	133,360
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A3	1.270%	(c)	10/25/33	414	384,459
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A2, 144A	0.470%	(c)	08/25/35	359	330,409
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2, 144A	0.460%	(c)	10/25/35	370	337,419
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 144A	0.370%	(c)	01/25/36	556	516,871
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-3A, Class A2, 144A	0.400%	(c)	07/25/36	608	542,258
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class 1A1A	2.514%	(c)	10/25/35	520	439,613
Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 144A	2.406%	(c)	02/25/36	2,123	2,120,450
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	2.418%	(c)	11/20/34	212	203,048

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2	0.460%	(c)	04/25/35	5,255	$4,641,569
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2006-PR1, Class 5AS4, IO, 144A	6.627%	(c)	04/15/36	40,040	10,968,532
DSLA Mortgage Loan Trust, Series 2004-AR2, Class A1A	0.984%	(c)	11/19/44	10,216	9,072,748
Fannie Mae Connecticut Avenue Securities, Series 2013-C01, Class M2	5.420%	(c)	10/25/23	12,230	13,226,623
Fannie Mae Connecticut Avenue Securities, Series 2014-C01, Class M2	4.570%	(c)	01/25/24	18,980	19,532,242
Fannie Mae Connecticut Avenue Securities, Series 2014-C02, Class 1M2	2.770%	(c)	05/25/24	16,420	14,358,568
Fannie Mae Connecticut Avenue Securities, Series 2014-C03, Class 1M2	3.155%	(c)	07/25/24	27,860	25,167,387
Fannie Mae Interest Strip, Series 409, Class C1, IO	3.000%		11/25/26	4,802	446,897
Fannie Mae Interest Strip, Series 409, Class C2, IO	3.000%		04/25/27	4,899	543,973
Fannie Mae Interest Strip, Series 409, Class C13, IO	3.500%		11/25/41	3,468	651,852
Fannie Mae Interest Strip, Series 409, Class C22, IO	4.500%		11/25/39	4,495	808,305
Fannie Mae REMICS, Series 2004-38, Class FK	0.520%	(c)	05/25/34	1,046	1,049,068
Fannie Mae REMICS, Series 2006-104, Class IC, IO	6.430%	(c)	11/25/36	2,220	502,299
Fannie Mae REMICS, Series 2010-27, Class AS, IO	6.310%	(c)	04/25/40	3,243	476,212
Fannie Mae REMICS, Series 2010-100, Class SD, IO	6.410%	(c)	09/25/40	3,721	695,824
Fannie Mae REMICS, Series 2010-110, Class AE	9.750%		11/25/18	2,170	2,414,564
Fannie Mae REMICS, Series 2010-123, Class PM	4.000%		07/25/40	7,300	7,863,451
Fannie Mae REMICS, Series 2010-142, Class SM, IO	6.360%	(c)	12/25/40	862	133,021
Fannie Mae REMICS, Series 2010-150, Class SK, IO	6.360%	(c)	01/25/41	2,764	491,347
Fannie Mae REMICS, Series 2011-14, Class GD	4.000%		04/25/40	58,533	61,127,166
Fannie Mae REMICS, Series 2011-15, Class AB	9.750%		08/25/19	729	807,293
Fannie Mae REMICS, Series 2011-99, Class KS, IO	6.530%	(c)	10/25/26	3,571	620,659
Fannie Mae REMICS, Series 2011-117, Class LS, IO	6.430%	(c)	10/25/40	2,519	468,875
Fannie Mae REMICS, Series 2012-28, Class B	6.500%		06/25/39	800	896,140
Fannie Mae REMICS, Series 2012-46, Class BA	6.000%		05/25/42	3,023	3,395,054
Fannie Mae REMICS, Series 2012-51, Class B	7.000%		05/25/42	1,229	1,390,773
Fannie Mae REMICS, Series 2012-70, Class HS, IO	5.830%	(c)	07/25/42	3,047	666,659
Fannie Mae REMICS, Series 2012-70, Class YS, IO	6.480%	(c)	02/25/41	447	81,093
Fannie Mae REMICS, Series 2012-74, Class AI, IO	3.000%		07/25/27	3,101	371,195
Fannie Mae REMICS, Series 2012-74, Class OA, PO	2.117%	(s)	03/25/42	257	234,035
Fannie Mae REMICS, Series 2012-74, Class SA, IO	6.480%	(c)	03/25/42	2,951	522,712

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Fannie Mae REMICS, Series 2012-75, Class AO, PO	2.117%	(s)	03/25/42	385	$351,053
Fannie Mae REMICS, Series 2012-75, Class NS, IO	6.430%	(c)	07/25/42	245	48,004
Fannie Mae REMICS, Series 2012-93, Class IB, IO	3.000%		09/25/27	7,441	834,052
Fannie Mae REMICS, Series 2012-118, Class CI, IO	3.500%		12/25/39	2,104	333,868
Fannie Mae REMICS, Series 2012-124, Class SE, IO	5.980%	(c)	11/25/42	2,617	573,690
Fannie Mae REMICS, Series 2012-128, Class SL, IO	5.980%	(c)	11/25/42	1,224	285,293
Fannie Mae REMICS, Series 2012-128, Class SQ, IO	5.980%	(c)	11/25/42	1,923	398,418
Fannie Mae REMICS, Series 2012-133, Class CS, IO	5.980%	(c)	12/25/42	1,177	260,382
Fannie Mae REMICS, Series 2012-133, Class SA, IO	5.980%	(c)	12/25/42	606	128,070
Fannie Mae REMICS, Series 2012-134, Class MS, IO	5.980%	(c)	12/25/42	1,671	350,457
Fannie Mae REMICS, Series 2012-139, Class DI, IO	3.000%		12/25/27	3,478	391,751
Fannie Mae REMICS, Series 2013-9, Class BC	6.500%		07/25/42	3,783	4,298,387
Fannie Mae REMICS, Series 2013-9, Class CB	5.500%		04/25/42	8,829	9,774,205
Fannie Mae REMICS, Series 2013-9, Class SA, IO	5.980%	(c)	03/25/42	12,445	2,131,603
Fannie Mae REMICS, Series 2013-26, Class HI, IO	3.000%		04/25/32	4,785	566,122
Fannie Mae REMICS, Series 2013-67, Class KS, IO	5.930%	(c)	07/25/43	627	144,793
Fannie Mae REMICS, Series 2013-73, Class IA, IO	3.000%		09/25/32	16,444	2,114,856
Fannie Mae REMICS, Series 2013-126, Class CS, IO	5.980%	(c)	09/25/41	8,764	1,286,455
Freddie Mac Reference REMICS, Series R007, Class ZA	6.000%		05/15/36	5,043	5,728,307
Freddie Mac REMICS, Series 2957, Class ZA	5.000%		03/15/35	7,613	8,332,547
Freddie Mac REMICS, Series 3242, Class SC, IO	6.129%	(c)	11/15/36	964	163,989
Freddie Mac REMICS, Series 3368, Class AI, IO	5.869%	(c)	09/15/37	2,237	265,627
Freddie Mac REMICS, Series 3621, Class SB, IO	6.069%	(c)	01/15/40	500	80,627
Freddie Mac REMICS, Series 3639, Class EY	5.000%		02/15/30	3,100	3,361,606
Freddie Mac REMICS, Series 3768, Class MB	4.000%		12/15/39	10,732	11,328,852
Freddie Mac REMICS, Series 3806, Class CZ	5.500%		07/15/34	10,782	12,143,038
Freddie Mac REMICS, Series 3947, Class SG, IO	5.789%	(c)	10/15/41	10,279	1,906,624
Freddie Mac REMICS, Series 3997, Class SK, IO	6.439%	(c)	11/15/41	1,436	285,189
Freddie Mac REMICS, Series 4054, Class SA, IO	5.889%	(c)	08/15/39	2,250	257,325
Freddie Mac REMICS, Series 4076, Class SW, IO	5.889%	(c)	07/15/42	413	94,793
Freddie Mac REMICS, Series 4092, Class AI, IO	3.000%		09/15/31	907	117,204
Freddie Mac REMICS, Series 4097, Class ST, IO	5.889%	(c)	08/15/42	904	195,310
Freddie Mac REMICS, Series 4119, Class IN, IO	3.500%		10/15/32	2,634	463,274
Freddie Mac REMICS, Series 4136, Class SE, IO	5.989%	(c)	11/15/42	577	121,796

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Freddie Mac REMICS, Series 4136, Class SJ, IO	5.989%	(c)	11/15/42	613	$124,423
Freddie Mac REMICS, Series 4136, Class SQ, IO	5.989%	(c)	11/15/42	1,030	221,987
Freddie Mac REMICS, Series 4146, Class DI, IO	3.000%		12/15/31	9,243	1,171,126
Freddie Mac REMICS, Series 4174, Class SA, IO	6.039%	(c)	05/15/39	2,093	419,193
Freddie Mac REMICS, Series 4206, Class CZ	3.000%		05/15/43	1,258	1,149,772
Freddie Mac REMICS, Series 4210, Class Z	3.000%		05/15/43	2,567	2,302,213
Freddie Mac REMICS, Series 4226, Class GZ	3.000%		07/15/43	2,295	2,025,113
Freddie Mac REMICS, Series 4239, Class IO, IO	3.500%		06/15/27	14,662	1,763,482
Freddie Mac Strips, Series 283, Class IO, IO	3.500%		10/15/27	644	92,578
Government National Mortgage Assoc., Series 2010-31, Class GS, IO	6.335%	(c)	03/20/39	1,047	131,128
Government National Mortgage Assoc., Series 2010-42, Class BS, IO	6.315%	(c)	04/20/40	489	80,187
Government National Mortgage Assoc., Series 2010-47, Class XN, IO	6.389%	(c)	04/16/34	163	6,043
Government National Mortgage Assoc., Series 2010-76, Class CS, IO	6.385%	(c)	06/20/40	6,065	1,262,400
Government National Mortgage Assoc., Series 2010-85, Class HS, IO	6.485%	(c)	01/20/40	881	145,617
Government National Mortgage Assoc., Series 2010-101, Class NI, IO	5.000%		11/20/36	1,872	88,120
Government National Mortgage Assoc., Series 2010-H02, Class FA	0.836%	(c)	02/20/60	6,941	6,966,245
Government National Mortgage Assoc., Series 2010-H10, Class FC	1.156%	(c)	05/20/60	7,585	7,726,023
Government National Mortgage Assoc., Series 2010-H11, Class FA	1.154%	(c)	06/20/60	8,425	8,569,172
Government National Mortgage Assoc., Series 2010-H20, Class AF	0.487%	(c)	10/20/60	14,767	14,629,146
Government National Mortgage Assoc., Series 2010-H24, Class FA	0.507%	(c)	10/20/60	12,602	12,488,380
Government National Mortgage Assoc., Series 2010-H26, Class LF	0.507%	(c)	08/20/58	1,052	1,047,228
Government National Mortgage Assoc., Series 2011-135, Class D	5.000%		04/16/40	1,183	1,287,198
Government National Mortgage Assoc., Series 2012-66, Class CI, IO	3.500%		02/20/38	4,403	579,426
Government National Mortgage Assoc., Series 2012-98, Class SA, IO	5.939%	(c)	08/16/42	2,599	416,235
Government National Mortgage Assoc., Series 2012-124, Class AS, IO	6.039%	(c)	10/16/42	3,630	689,409
Government National Mortgage Assoc., Series 2013-69, Class AI, IO	3.500%		05/20/43	2,546	462,503
Government National Mortgage Assoc., Series 2013-147, Class QS, IO	6.585%	(c)	12/20/39	4,465	806,675
Government National Mortgage Assoc., Series 2013-152, Class HS, IO	6.535%	(c)	06/20/43	4,641	899,465
Government National Mortgage Assoc., Series 2014-5, Class SP, IO	5.989%	(c)	06/16/43	5,550	928,508
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class G41B	0.370%	(c)	10/25/45	271	213,032
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 1A2	0.420%	(c)	04/25/36	1,573	3,144,256
GreenPoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1	0.385%	(c)	04/25/36	236	179,336

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, 144A	0.570%	(c)	06/25/34	3,114	$2,699,890
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, 144A	0.502%	(c)	01/25/35	3,239	2,713,594
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 144A	0.520%	(c)	03/25/35	1,500	1,310,775
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	5.500%		11/25/35	585	571,940
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	2.588%	(c)	07/25/35	713	675,124
HarborView Mortgage Loan Trust, Series 2004-10, Class 3A1A	2.690%	(c)	01/19/35	477	446,495
HarborView Mortgage Loan Trust, Series 2004-11, Class 3A3	0.544%	(c)	01/19/35	346	231,681
Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1	0.620%	(c)	07/25/34	711	705,155
Homestar Mortgage Acceptance Corp., Series 2004-6, Class A3A	0.720%	(c)	01/25/35	1,423	1,417,242
Impac Secured Assets Trust, Series 2006-2, Class 2A1	0.520%	(c)	08/25/36	182	178,351
Impac Secured Assets Trust, Series 2007-2, Class 2A	0.420%	(c)	04/25/37	3,847	3,532,110
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2	0.370%	(c)	10/25/36	1,553	1,329,504
JP Morgan Resecuritization Trust, Series 2014-6, Class 3A1, 144A	0.379%	(c)	07/27/46	29,206	27,850,292
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	2.550%	(c)	08/25/35	1,342	1,317,722
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	6.500%		01/25/36	3,249	2,799,695
Lehman XS Trust, Series 2005-7N, Class 1A1A	0.440%	(c)	12/25/35	5,068	4,504,704
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1	2.643%	(c)	04/21/34	1,523	1,531,349
MASTR Alternative Loans Trust, Series 2004-10, Class 5A1	0.620%	(c)	09/25/34	1,033	962,891
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 2A1	2.127%	(c)	02/25/36	493	493,201
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A	2.462%	(c)	07/25/34	1,152	1,150,331
Morgan Stanley Mortgage Loan Trust, Series 2004-10AR, Class 4A	2.491%	(c)	11/25/34	3,063	2,952,719
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1	0.870%	(c)	12/25/35	2,540	2,065,607
NAAC Reperforming Loan REMIC Trust Certificates, Series 2004-R3, Class A1, 144A	6.500%		02/25/35	2,784	2,859,921
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1	0.740%	(c)	02/25/35	9,058	7,749,726
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 2A	3.049%	(c)	06/25/36	1,027	854,182
RALI Series 2005-QA1 Trust, Series 2005-QA1, Class M1	0.720%	(c)	01/25/35	6,882	5,815,937
RAMP Series Trust, Series 2005-SL1, Class A7	8.000%		05/25/32	175	164,172
RBSGC Mortgage Loan Trust, Series 2005-A, Class 5A	7.000%		04/25/35	3,764	3,557,180
RBSGC Mortgage Loan Trust, Series 2007-B, Class 1A4	0.620%	(c)	01/25/37	1,493	1,035,347
RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 144A	2.920%	(c)	12/26/35	1,035	1,035,746

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Reperforming Loan REMIC Trust, Series 2004-R1, Class 1AF, 144A	0.570%	(c)	11/25/34	6,605	$6,024,351
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2	0.530%	(c)	01/25/37	419	279,336
Residential Asset Securitization Trust, Series 2007-A7, Class A3	5.999%		07/25/37	2,639	1,937,566
SACO I Trust, Series 2007-VA1, Class A, 144A	8.963%	(c)	06/25/21	1,622	1,617,307
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A	0.540%	(c)	07/25/34	745	715,271
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Class 2A	2.391%	(c)	08/25/34	4,077	4,014,894
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2	0.470%	(c)	09/25/34	610	541,084
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	2.404%	(c)	06/25/35	118	110,407
Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M3	4.670%	(c)	02/25/24	3,650	3,610,795
Structured Asset Securities Corp., Series 2005-16, Class 1A2	5.500%		09/25/35	621	638,423
Structured Asset Securities Corp., Series 2005-RF1, Class A, 144A	0.520%	(c)	03/25/35	3,342	2,804,310
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1	6.038%	(c)	09/25/37	1,286	1,328,242
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	2.672%	(c)	08/20/35	135	116,307
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6	2.402%	(c)	02/25/33	1,196	1,181,418
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A7	2.407%	(c)	09/25/33	374	384,667
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A	0.490%	(c)	08/25/45	5,807	5,520,174
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1C3	0.660%	(c)	10/25/45	5,544	4,635,569
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	2.357%	(c)	03/25/37	711	671,218
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	2.066%	(c)	09/25/36	515	456,852
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A	0.925%	(c)	07/25/47	19,382	16,348,336
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 2A1	5.588%	(c)	04/25/36	163	163,260

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $481,046,486)					494,154,147

U.S. GOVERNMENT AGENCY OBLIGATIONS — 24.9%
Federal Home Loan Mortgage Corp.	2.480%	(c)	07/01/36	1,598	1,709,818
Federal Home Loan Mortgage Corp.	3.500%		10/01/42-02/01/44	6,563	6,851,945
Federal Home Loan Mortgage Corp.	3.500%		TBA	2,700	2,807,367
Federal Home Loan Mortgage Corp.	4.000%		10/01/25-08/01/43	27,198	29,173,822
Federal Home Loan Mortgage Corp.	4.500%		08/01/40-04/01/44	63,723	70,465,807
Federal Home Loan Mortgage Corp.	5.000%		03/01/38-11/01/41	8,681	9,611,843
Federal Home Loan Mortgage Corp.	5.500%		12/01/38	3,220	3,608,891
Federal Home Loan Mortgage Corp.	6.500%		09/01/39	3,196	3,632,166
Federal Home Loan Mortgage Corp.	7.000%		03/01/39	831	920,689
Federal National Mortgage Assoc.	1.707%	(c)	05/01/37	124	129,087
Federal National Mortgage Assoc.	1.895%	(c)	01/01/37	120	127,364
Federal National Mortgage Assoc.	2.098%	(c)	08/01/37	129	137,929
Federal National Mortgage Assoc.	2.500%		01/01/28-10/01/42	6,504	6,535,079

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	2.500%		TBA	9,100	$9,264,937
Federal National Mortgage Assoc.	3.000%		09/01/42-02/01/43	25,515	25,867,518
Federal National Mortgage Assoc.	3.000%		TBA	85,000	88,350,199
Federal National Mortgage Assoc., PO	3.252%	(s)	10/09/19	25,050	22,521,678
Federal National Mortgage Assoc.	3.500%		06/01/33-05/01/43	63,536	66,631,107
Federal National Mortgage Assoc.	3.500%		TBA	18,000	19,015,312
Federal National Mortgage Assoc.	3.500%		TBA	96,400	100,489,481
Federal National Mortgage Assoc.	4.000%		04/01/42-07/01/43	23,954	25,789,110
Federal National Mortgage Assoc.	4.000%		TBA	100,400	107,152,292
Federal National Mortgage Assoc.	4.500%		04/01/31-10/01/44	84,818	92,881,585
Federal National Mortgage Assoc.	4.500%		TBA	2,000	2,170,408
Federal National Mortgage Assoc.	4.500%		TBA	7,700	8,358,110
Federal National Mortgage Assoc.	5.000%		07/01/33-05/01/42	15,142	16,876,559
Federal National Mortgage Assoc.	5.000%		TBA	28,900	31,929,419
Federal National Mortgage Assoc.	5.500%		11/01/28-05/01/40	5,025	5,617,063
Federal National Mortgage Assoc.	6.000%		04/01/33-09/01/37	2,697	3,090,237
Federal National Mortgage Assoc.	6.500%		05/01/40	13,870	15,795,845
Federal National Mortgage Assoc.	6.625%		11/15/30	13,100	19,451,587
Federal National Mortgage Assoc.	7.000%		04/01/37-02/01/39	5,752	6,587,374
Financing Corp., Series 1P, Debs., PO	4.463%	(s)	04/06/18-05/11/18	3,010	2,865,866
Financing Corp., Series 6P, Debs., PO	4.550%	(s)	08/03/18	1,390	1,308,039
Financing Corp., Series 7P, Debs., PO	4.549%	(s)	08/03/18	2,880	2,725,174
Financing Corp., Series 11P, Debs., PO	4.445%	(s)	02/08/18	440	420,690
Financing Corp., Series 12P, Debs., PO	3.540%	(s)	12/06/18	3,500	3,278,695
Financing Corp., Series 13P, Debs., PO	3.170%	(s)	12/27/18	7,929	7,402,808
Financing Corp., Series 15P, Debs., PO	3.385%	(s)	03/07/19	2,900	2,679,629
Financing Corp., Series 19P, Debs., PO	4.728%	(s)	06/06/19	210	193,655
Financing Corp., Series D-P, Sec’d. Notes, PO	3.631%	(s)	09/26/19	5,580	5,090,333
Financing Corp., Series E-P, Debs., PO	3.716%	(s)	11/02/18	5,800	5,423,603
Government National Mortgage Assoc.	1.830%	(c)	11/20/60	5,605	5,850,848
Government National Mortgage Assoc.	1.887%	(c)	07/20/60	4,323	4,531,148
Government National Mortgage Assoc.	1.907%	(c)	09/20/60	6,251	6,564,174
Government National Mortgage Assoc.	2.552%	(c)	04/20/60	6,894	7,366,477
Government National Mortgage Assoc.	3.500%		TBA	17,000	17,844,687
Government National Mortgage Assoc.	4.000%		TBA	25,400	27,233,265
Government National Mortgage Assoc.	4.500%		01/20/40-07/20/41	8,713	9,568,893
Government National Mortgage Assoc.	5.000%		04/15/40-11/20/40	18,491	20,602,131
Government National Mortgage Assoc.	5.500%		06/15/36	1,369	1,544,855
Government National Mortgage Assoc.	6.000%		08/20/40-02/20/42	1,012	1,138,429
Government National Mortgage Assoc.	6.500%		10/20/37	1,289	1,413,997
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250%		09/15/39	5,050	6,428,978

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $929,841,860)					945,028,002

U.S. TREASURY OBLIGATIONS — 14.0%
U.S. Treasury Bonds	3.000%		11/15/44	44,120	46,367,385
U.S. Treasury Bonds(a)	3.125%		08/15/44	45,940	49,457,258
U.S. Treasury Bonds	3.375%		05/15/44	74,730	84,129,614
U.S. Treasury Bonds	3.625%		02/15/44	73,260	86,212,148
U.S. Treasury Bonds	3.750%		11/15/43	400	480,844
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		07/15/24	7,650	7,367,531
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		01/15/24-02/15/43	29,230	29,173,756
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%		02/15/40	3,910	5,568,126
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%		01/15/25	15,090	22,317,950
U.S. Treasury Notes	0.375%		11/15/15	2,590	2,592,429
U.S. Treasury Notes	0.500%		07/31/16	1,570	1,570,736
U.S. Treasury Notes	0.625%		11/30/17	4,320	4,264,652
U.S. Treasury Notes	0.750%		06/30/17	4,380	4,363,575
U.S. Treasury Notes	1.500%		07/31/16-10/31/19	44,270	44,043,144

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes(a)	1.500%		11/30/19	28,961	$28,777,735
U.S. Treasury Notes	1.625%		04/30/19-12/31/19	12,790	12,789,182
U.S. Treasury Notes(a)	1.750%		09/30/19	1,790	1,800,488
U.S. Treasury Notes	2.000%		05/31/21	50	50,250
U.S. Treasury Notes(a)	2.250%		11/15/24	23,770	23,929,711
U.S. Treasury Notes	2.375%		08/15/24	56,105	57,143,840
U.S. Treasury Notes	2.750%		11/15/23	11,210	11,801,148
U.S. Treasury Strip Principal, PO	4.007%	(s)	02/15/43	12,130	5,442,549

TOTAL U.S. TREASURY OBLIGATIONS (cost $502,838,234)					529,644,051

				Shares
PREFERRED STOCK
Diversified Financial Services
Citigroup Capital XIII, 7.875% (cost $1,192,692)				45,250	1,202,745

TOTAL LONG-TERM INVESTMENTS (cost $3,804,970,513)					3,886,304,420

SHORT-TERM INVESTMENTS — 13.9%
AFFILIATED MONEY MARKET MUTUAL FUND — 13.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $525,337,567; includes $230,007,306 of cash collateral for securities on loan)(b)(w) (Note 4)				525,337,567	525,337,567

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year Euro-dollar Mid-Curve Options Futures, expiring 03/13/15, Strike Price $98.25				465	33,713
10 Year U.S. Treasury Notes, expiring 01/23/15, Strike Price $126.50				120	91,875
20 Year U.S. Treasury Bonds, expiring 01/23/15, Strike Price $145.00				30	27,656
CDX.NA.IG.23, expiring 01/21/15, Strike Price $60.00			BNP Paribas	7,116,000	—

					153,244

Put Options
10 Year U.S. Treasury Notes, expiring 01/23/15, Strike Price $127.00				436	313,375
expiring 01/23/15, Strike Price $125.00				90	8,437
20 Year U.S. Treasury Bonds, expiring 01/23/15, Strike Price $144.00				161	140,875
expiring 01/23/15, Strike Price $143.00				2	1,031
Currency Option USD vs MXN, expiring 03/12/15, @ FX Rate 14.36			Barclays Capital Group	600	367,976
expiring 03/17/15, @ FX Rate 14.12			Barclays Capital Group	189	65,021

					896,715

TOTAL OPTIONS PURCHASED (cost $1,354,602)					1,049,959

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

		Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $526,692,169)		$526,387,526

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 116.2% (cost $4,331,662,682)		4,412,691,946

	Notional Amount (000)#
OPTIONS WRITTEN* — (0.1)%
Call Options — (0.1)%
5 Year U.S. Treasury Notes, expiring 01/23/15, Strike Price $118.75	180	(82,969)
expiring 01/23/15, Strike Price $119.75	61	(5,719)
10 Year U.S. Treasury Notes, expiring 01/23/15, Strike Price $127.00	64	(33,000)
expiring 01/23/15, Strike Price $127.50	437	(143,391)
expiring 01/23/15, Strike Price $128.00	231	(46,922)
expiring 01/23/15, Strike Price $128.50	90	(12,656)
expiring 01/23/15, Strike Price $129.00	60	(5,625)
expiring 02/20/15, Strike Price $125.50	23	(39,531)
expiring 02/20/15, Strike Price $127.00	60	(50,625)
expiring 02/20/15, Strike Price $127.50	448	(287,000)
expiring 02/20/15, Strike Price $128.00	271	(131,266)
expiring 02/20/15, Strike Price $129.00	396	(111,375)
20 Year U.S. Treasury Bonds, expiring 01/23/15, Strike Price $143.00	280	(581,875)
expiring 01/23/15, Strike Price $144.00	180	(258,750)
expiring 01/23/15, Strike Price $146.00	283	(159,189)
expiring 01/28/15, Strike Price $147.00	151	(51,906)
Euro Futures, expiring 01/09/15, Strike Price $1.25	8,500	(2,125)
Japanese Yen Futures, expiring 01/09/15, Strike Price $0.0086	156	(14,063)
expiring 03/06/15, Strike Price $0.0087	125	(60,000)

		(2,077,987)

Put Options
5 Year U.S. Treasury Notes, expiring 01/23/15, Strike Price $118.75	122	(34,313)
10 Year U.S. Treasury Notes, expiring 01/23/15, Strike Price $125.50	166	(28,531)
expiring 01/23/15, Strike Price $126.50	249	(116,719)
expiring 02/20/15, Strike Price $121.50	23	(1,078)
expiring 02/20/15, Strike Price $123.00	146	(13,689)
expiring 02/20/15, Strike Price $124.50	244	(53,375)
expiring 02/20/15, Strike Price $125.00	442	(131,219)
20 Year U.S. Treasury Bonds, expiring 01/23/15, Strike Price $142.00	1	(297)
Japanese Yen Futures, expiring 02/06/15, Strike Price $0.0082	40	(25,600)

		(404,821)

TOTAL OPTIONS WRITTEN (premiums received $2,889,283)		(2,482,808)

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Value (Note 2)
TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 116.1% (cost $4,328,773,399)	$4,410,209,138
Liabilities in excess of other assets(x) — (16.1)%	(612,456,146)

NET ASSETS — 100.0%	$3,797,752,992

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $225,153,377; cash collateral of $230,007,306 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
650	90 Day Euro Dollar	Dec. 2015	$161,399,063	$161,013,125	$(385,938)
1,855	90 Day Euro Dollar	Jun. 2016	456,334,525	457,118,375	783,850
197	90 Day Euro Dollar	Dec. 2016	48,279,775	48,329,025	49,250
148	90 Day Euro Dollar	Mar. 2017	36,232,950	36,248,900	15,950
486	2 Year U.S. Treasury Notes	Mar. 2015	106,335,906	106,236,563	(99,343)
7,163	5 Year U.S. Treasury Notes	Mar. 2015	852,932,953	851,893,355	(1,039,598)
1,087	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	171,730,328	179,558,813	7,828,485
66	Euro-BTP Italian Government Bond	Mar. 2015	10,711,293	10,829,491	118,198

					7,270,854

Short Positions:
1,085	90 Day Euro Dollar	Mar. 2015	270,544,750	270,476,938	67,812
948	90 Day Euro Dollar	Jun. 2018	229,178,650	230,968,350	(1,789,700)
337	10 Year Euro-Bund	Mar. 2015	62,531,758	63,561,900	(1,030,142)
5,566	10 Year U.S. Treasury Notes	Mar. 2015	703,352,398	705,751,406	(2,399,008)
2,054	20 Year U.S. Treasury Bonds	Mar. 2015	293,716,445	296,931,375	(3,214,930)
466	Euro Currency	Mar. 2015	72,521,250	70,523,275	1,997,975
343	Japanese Yen Currency	Mar. 2015	36,199,269	35,796,338	402,931

					(5,965,062)

					$1,305,792

(1)	Cash of $16,201,188 segregated with Goldman Sachs & Co. to cover requirements for open contracts as of December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Euro,
Expiring 02/13/15	Bank of America	EUR	26,462	$33,015,268	$32,033,698	$(981,570)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 02/13/15	Citigroup Global Markets	EUR	26,264	$32,872,450	$31,795,001	$1,077,449

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 02/13/15	Morgan Stanley	EUR	4,746	$5,945,243	$5,745,393	$199,850
Expiring 02/13/15	UBS AG	EUR	5,700	7,114,808	6,900,282	214,526
Japanese Yen,
Expiring 02/13/15	Charles Schwab	JPY	1,205,786	10,536,667	10,070,436	466,231
Expiring 02/13/15	Citigroup Global Markets	JPY	861,636	7,527,900	7,196,179	331,721
Mexican Peso,
Expiring 03/17/15	Barclays Capital Group	MXN	256,934	17,270,000	17,332,074	(62,074)
Expiring 03/19/15	Barclays Capital Group	MXN	83,145	5,682,000	5,607,996	74,004

				$86,949,068	$84,647,361	2,301,707

						$1,320,137

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2014(4)	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swap on credit indices—Sell Protection(1):
CDX.NA.HY.23	12/20/19	5.000%	27,730	$1,881,252	$1,759,523	$(121,729)
CDX.NA.IG.22	06/20/19	1.000%	30,980	459,225	567,323	108,098
CDX.NA.IG.23	12/20/19	1.000%	16,530	222,747	269,894	47,147

				$2,563,224	$2,596,740	$33,516

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2014(4)	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices—Buy Protection(2):
CDX.NA.HY.22	06/20/19	5.000%	50	$3,064	$3,290	$226

Cash of $1,773,008 has been segregated with Goldman Sachs & Co. to cover requirements for open exchange-traded credit default swaps contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$72,235,164	$2,044,500
Residential Mortgage-Backed Securities	—	77,944,210	—
Bank Loans	—	86,600,356	—
Commercial Mortgage-Backed Securities	—	228,508,535	—
Corporate Bonds	—	1,214,624,019	5,317,722
Foreign Government Bonds	—	229,000,969	—
Residential Mortgage-Backed Securities	—	494,154,147	—
U.S. Government Agency Obligations	—	945,028,002	—
U.S. Treasury Obligations	—	529,644,051	—
Preferred Stock	1,202,745	—	—
Affiliated Money Market Mutual Fund	525,337,567	—	—
Options Purchased	616,962	432,997	—
Options Written	(2,482,808)	—	—
Other Financial Instruments*
Financial Futures Contracts	1,305,792	—	—
Foreign Forward Currency Exchange Contracts	—	1,320,137	—
Exchange-traded credit default swaps	—	33,742	—

Total	$525,980,258	$3,879,526,329	$7,362,222

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

U.S. Government Agency Obligations	24.9%
Residential Mortgage-Backed Securities	15.0
U.S. Treasury Obligations	14.0
Affiliated Money Market Mutual Fund (6.1% represents investments purchased with collateral from securities on loan)	13.9
Banks	7.2
Commercial Mortgage-Backed Securities	6.0
Foreign Government Bonds	6.0
Oil, Gas & Consumable Fuels	3.8
Diversified Financial Services	2.4
Diversified Telecommunication Services	2.3
Media	2.1
Metals & Mining	2.1
Non-Residential Mortgage-Backed Securities	2.0
Capital Markets	1.4
Food & Staples Retailing	1.3
Electric Utilities	1.2
Beverages	1.1
Tobacco	0.9
Consumer Finance	0.8
Pharmaceuticals	0.8
Automobiles	0.7
Health Care Providers & Services	0.6
Insurance	0.6
Independent Power & Renewable Electricity Producers	0.5
Hotels, Restaurants & Leisure	0.5

Aerospace & Defense	0.3%
Wireless Telecommunication Services	0.3
Energy Equipment & Services	0.3
Health Care Equipment & Supplies	0.3
Internet & Catalog Retail	0.3
Commercial Services & Supplies	0.3
Airlines	0.2
Biotechnology	0.2
Chemicals	0.2
Real Estate Management & Development	0.2
Retail & Merchandising	0.2
Containers & Packaging	0.2
IT Services	0.2
Auto Components	0.1
Software	0.1
Gas Utilities	0.1
Industrial Conglomerates	0.1
Investment Companies	0.1
Life Sciences Tools & Services	0.1
Multi-Utilities	0.1
Paper & Forest Products	0.1
Transportation	0.1

116.2
Options Written	(0.1)
Liabilities in excess of other assets	(16.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk, interest rate risk, commodity risk, foreign exchange and equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$8,863,545	*	Due from/to broker — variation margin futures	$9,958,659	*
Interest rate contracts	Unaffiliated investments	616,962		Written options outstanding, at value	2,381,020
Foreign exchange contracts	Unaffiliated investments	432,997		Written options outstanding, at value	101,788
Foreign exchange contracts	Due from/to broker — variation margin futures	2,400,906	*	—	—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	2,363,781		Unrealized depreciation on foreign currency forward contracts	1,043,644
Credit contracts	Due from/to broker — variation margin swaps	155,471	*	Due from/to broker — variation margin swaps	121,729	*

Total		$14,833,662			$13,606,840

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$(3,481,866)	$(21,673,466)	$15,347,029	$(181,848)	$—	$(9,990,151)
Foreign exchange contracts	(244,099)	5,799,578	259,024	—	9,136,508	14,951,011
Equity contracts	—	421,864	—	—	—	421,864
Credit contracts	—	—	—	22,376	—	22,376

Total	$(3,725,965)	$(15,452,024)	$15,606,053	$(159,472)	$9,136,508	$5,405,100

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$(103,095)	$1,319,660	$(112,189)	$—	$—	$1,104,376
Foreign exchange contracts	(342,208)	2,436,175	350,677	—	1,393,203	3,837,847
Credit contracts	(92,508)	—	—	659,805	—	567,297

Total	$(537,811)	$3,755,835	$238,488	$659,805	$1,393,203	$5,509,520

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Contracts — Long Positions(2)	Futures Contracts — Short Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Written Options(5)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements — Buy Protection(5)	Credit Default Swap Agreements — Sell Protection(5)
$567,227	$1,179,181,168	$958,850,932	$33,214,661	$149,643,582	$5,798,000	$107,852,000	$21,512,200	$15,048,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	507,001	(62,074)	—	444,927
BNP Paribas	—	—	—	—
Charles Schwab	466,231	—	—	466,231
Citigroup Global Markets	1,409,170	—	—	1,409,170
Morgan Stanley	199,850	—	—	199,850
UBS AG	214,526	—	—	214,526

	$2,796,778

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(981,570)	$—	$—	$(981,570)
Barclays Capital Group	(62,074)	62,074	—	—
BNP Paribas	—	—	—	—
Charles Schwab	—	—	—	—
Citigroup Global Markets	—	—	—	—
Morgan Stanley	—	—	—	—
UBS AG	—	—	—	—

	$(1,043,644)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $225,153,377:
Unaffiliated investments (cost $3,806,325,115)	$3,887,354,379
Affiliated investments (cost $525,337,567)	525,337,567
Cash	1,107,818
Foreign currency, at value (cost $10,989,916)	10,542,664
Deposit with broker	17,974,196
Receivable for investments sold	213,253,778
Dividends and interest receivable	26,306,163
Unrealized appreciation on foreign currency forward contracts	2,363,781
Receivable for fund share sold	1,374,384
Due from broker—variation margin futures	132,621
Due from broker—variation margin swaps	30,867
Prepaid expenses	26,918

Total Assets	4,685,805,136

LIABILITIES:
Payable for investments purchased	653,688,512
Payable to broker for collateral for securities on loan	230,007,306
Written options outstanding, at value (premiums received $2,889,283)	2,482,808
Unrealized depreciation on foreign currency forward contracts	1,043,644
Advisory fees payable	527,809
Accrued expenses and other liabilities	239,502
Distribution fee payable	62,202
Affiliated transfer agent fee payable	361

Total Liabilities	888,052,144

NET ASSETS.	$3,797,752,992

Net assets were comprised of:
Paid-in capital	$3,372,802,883
Retained earnings	424,950,109

Net assets, December 31, 2014	$3,797,752,992

Net asset value and redemption price per share, $3,797,752,992 / 335,241,472 outstanding shares of beneficial interest	$11.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$118,735,381
Affiliated dividend income	405,340
Affiliated income from securities lending, net	349,998
Unaffiliated dividend income	89,085

119,579,804

EXPENSES
Advisory fees	22,391,596
Distribution fee	3,371,015
Custodian and accounting fees	588,000
Audit fee	48,000
Insurance expenses	37,000
Trustees’ fees	36,000
Legal fees and expenses	16,000
Shareholders’ reports	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	18,340

Total expenses	26,531,951
Less: advisory fee waivers and/or expense reimbursement	(5,941,168)

Net expenses	20,590,783

NET INVESTMENT INCOME	98,989,021

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	36,120,773
Futures transactions	(15,452,024)
Options written transactions	15,606,053
Short sales transactions	(83,522)
Swap agreements transactions	(159,472)
Foreign currency transactions	(2,902,187)

33,129,621

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	94,722,899
Futures	3,755,835
Options written	238,488
Swap agreements	659,805
Foreign currencies	847,491

100,224,518

NET GAIN ON INVESTMENTS	133,354,139

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$232,343,160

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$98,989,021	$70,658,259
Net realized gain on investment and foreign currency transactions	33,129,621	20,183,960
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	100,224,518	(123,394,360)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	232,343,160	(32,552,141)

FUND SHARE TRANSACTIONS:
Fund share sold [62,552,374 and 110,568,546 shares, respectively]	699,150,008	1,172,249,934
Fund share repurchased [23,958,074 and 80,363,585 shares, respectively]	(265,614,727)	(863,860,523)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	433,535,281	308,389,411

TOTAL INCREASE IN NET ASSETS	665,878,441	275,837,270
NET ASSETS:
Beginning of year	3,131,874,551	2,856,037,281

End of year	$3,797,752,992	$3,131,874,551

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 93.0% CORPORATE OBLIGATIONS — 1.2%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Metals & Mining
Southern Copper Corp., Sr. Unsec’d. Notes	5.250%	11/08/42	668	$596,755
Southern Copper Corp., Sr. Unsec’d. Notes	6.750%	04/16/40	3,873	4,062,777
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%	07/27/35	410	461,247

(cost $5,451,207)				5,120,779

FOREIGN BONDS — 39.1%
Brazil — 6.6%
Andrade Gutierrez International SA, Gtd. Notes, 144A	4.000%	04/30/18	1,520	1,314,800
CIMPOR Financial Operations BV, Gtd. Notes, 144A(a)	5.750%	07/17/24	680	596,632
CSN Resources SA, Gtd. Notes, RegS(a)	6.500%	07/21/20	2,244	2,064,480
Gerdau Trade, Inc., Gtd. Notes, 144A	4.750%	04/15/23	790	736,754
GTL Trade Finance, Inc., Gtd. Notes, 144A	7.250%	04/16/44	850	809,625
Klabin Finance SA, Gtd. Notes, 144A	5.250%	07/16/24	580	559,700
Marfrig Holding Europe BV, Gtd. Notes, 144A(a)	6.875%	06/24/19	1,040	967,200
Marfrig Holding Europe BV, Sr. Unsec’d. Notes, RegS(a)	8.375%	05/09/18	750	738,750
Marfrig Overseas Ltd., Gtd. Notes, 144A	9.500%	05/04/20	1,350	1,363,500
OAS Finance Ltd., Gtd. Notes, 144A(i)	8.000%	07/02/21	1,450	464,000
OAS Investments GmbH, Gtd. Notes, 144A(a)	8.250%	10/19/19	830	282,200
Odebrecht Finance Ltd., Gtd. Notes, 144A	4.375%	04/25/25	770	660,275
Odebrecht Finance Ltd., Gtd. Notes, 144A	5.250%	06/27/29	3,736	3,267,132
Odebrecht Offshore Drilling Finance Ltd., Sr. Sec’d. Notes, 144A	6.625%	10/01/23	553	495,275
Oi SA, Sr. Unsec’d. Notes, 144A(a)	5.750%	02/10/22	797	729,255
Oi SA, Sr. Unsec’d. Notes, RegS(a)	5.750%	02/10/22	564	516,060
Petrobras International Finance Co., Gtd. Notes(a)	5.375%	01/27/21	1,666	1,543,666
Petrobras International Finance Co., Gtd. Notes(a)	6.750%	01/27/41	1,179	1,072,383
Samarco Mineracao SA, Sr. Unsec’d. Notes, 144A	4.125%	11/01/22	2,258	1,987,040
Tupy Overseas SA, Gtd. Notes, 144A	6.625%	07/17/24	690	662,400
Vale Overseas Ltd., Gtd. Notes(a)	4.375%	01/11/22	2,710	2,597,562
Vale Overseas Ltd., Gtd. Notes	6.875%	11/21/36	2,806	2,958,057
Vale SA, Sr. Unsec’d. Notes(a)	5.625%	09/11/42	637	593,308
Virgolino de Oliveira Finance SA, First Lien, 144A(g)	10.875%	01/13/20	1,830	825,330
Virgolino de Oliveira Finance SA, Gtd. .Notes, RegS(g)	10.500%	01/28/18	2,001	80,040

				27,885,424

Chile — 2.9%
AES Gener SA, Sr. Unsec’d. Notes, 144A	5.250%	08/15/21	834	882,345
Banco del Estado de Chile, Sr. Unsec’d. Notes, 144A	3.875%	02/08/22	505	509,801
Celulosa Arauco y Constitucion SA, Sr. Unsec’d. Notes	4.750%	01/11/22	954	980,492
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, 144A(a)	3.000%	07/17/22	3,871	3,713,516
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, RegS	3.000%	07/17/22	641	614,922
Empresa Nacional de Electricidad SA, Sr. Unsec’d. Notes	4.250%	04/15/24	550	553,076

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Chile (continued)
ENTEL Chile SA, Sr. Unsec’d. Notes, 144A	4.875%	10/30/24	710	$721,450
GeoPark Latin America Ltd. Agencia en Chile, Sr. Sec’d. Notes, 144A	7.500%	02/11/20	730	638,750
GNL Quintero SA, Sr. Unsec’d. Notes, 144A	4.634%	07/31/29	687	695,309
Inversiones CMPC SA, Gtd. Notes, 144A	4.500%	04/25/22	1,546	1,549,107
Inversiones CMPC SA, Gtd. Notes, RegS	4.500%	04/25/22	146	146,293
Inversiones CMPC SA, Unsec’d. Notes, 144A	4.375%	05/15/23	1,000	982,799

				11,987,860

China — 1.9%
CNOOC Curtis Funding No. 1 Pty Ltd., Gtd. Notes, RegS	4.500%	10/03/23	900	946,060
CRCC Yuxiang Ltd., Gtd. Notes	3.500%	05/16/23	490	473,567
Industrial & Commercial Bank of China Ltd., Sr. Unsec’d. Notes, MTN	3.231%	11/13/19	1,210	1,215,092
Sinopec Group Overseas Development 2013 Ltd., Gtd. Notes, RegS	4.375%	10/17/23	610	638,555
Sinopec Group Overseas Development 2014 Ltd., Gtd. Notes, 144A	4.375%	04/10/24	3,560	3,734,230
State Grid Overseas Investment 2013 Ltd., Gtd. Notes, 144A	3.125%	05/22/23	1,140	1,115,195

				8,122,699

Colombia — 2.7%
Ecopetrol SA, Sr. Unsec’d. Notes(a)	5.875%	05/28/45	790	730,750
Oleoducto Central SA, Sr. Unsec’d. Notes, 144A	4.000%	05/07/21	1,130	1,079,150
Pacific Rubiales Energy Corp., Gtd. Notes, 144A(a)	5.125%	03/28/23	4,140	3,260,250
Pacific Rubiales Energy Corp., Gtd. Notes, 144A(a)	5.375%	01/26/19	1,420	1,223,330
Pacific Rubiales Energy Corp., Gtd. Notes, RegS(a)	5.375%	01/26/19	1,188	1,023,462
Pacific Rubiales Energy Corp., Sr. Unsec’d. Notes, RegS(a)	7.250%	12/12/21	2,324	2,021,880
Transportadora de Gas Internacional SA ESP, Sr. Unsec’d. Notes, 144A(a)	5.700%	03/20/22	1,476	1,549,652
Transportadora de Gas Internacional SA ESP, Sr. Unsec’d. Notes, RegS	5.700%	03/20/22	262	275,074

				11,163,548

India — 1.9%
Bharti Airtel International Netherlands BV, Gtd. Notes, 144A	5.350%	05/20/24	1,040	1,125,197
Reliance Holdings USA, Inc., Gtd. Notes, RegS	5.400%	02/14/22	1,966	2,129,784
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A	6.000%	01/31/19	1,720	1,677,000
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A	7.125%	05/31/23	300	276,765
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A	9.500%	07/18/18	810	870,750
Vedanta Resources PLC, Sr. Unsec’d. Notes, RegS	6.750%	06/07/16	1,156	1,193,570
Vedanta Resources PLC, Sr. Unsec’d. Notes, RegS	9.500%	07/18/18	751	807,325

				8,080,391

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Indonesia — 1.6%
Indosat Palapa Co. BV, Gtd. Notes, 144A	7.375%		07/29/20	1,187	$1,249,317
Indosat Palapa Co. BV, Gtd. Notes, RegS	7.375%		07/29/20	91	95,777
Pertamina Persero PT, Sr. Unsec’d. Notes, 144A	4.300%		05/20/23	1,370	1,308,350
Pertamina Persero PT, Sr. Unsec’d. Notes, RegS	6.000%		05/03/42	2,838	2,770,597
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	5.500%		11/22/21	1,415	1,475,138

					6,899,179

Kazakhstan — 1.2%
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes, RegS	7.000%		05/05/20	4,984	5,179,622

Malaysia — 0.8%
Petronas Capital Ltd., Gtd. Notes, RegS	5.250%		08/12/19	2,979	3,299,865

Mexico — 10.7%
Alfa SAB de CV, Sr. Unsec’d. Notes, 144A	5.250%		03/25/24	210	218,400
Alfa SAB de CV, Sr. Unsec’d. Notes, 144A	6.875%		03/25/44	200	218,250
Alpek SA de CV, Sr. Unsec’d. Notes, 144A	4.500%		11/20/22	2,133	2,148,997
America Movil SAB de CV, Gtd. Notes(a)	5.000%		03/30/20	320	352,877
America Movil SAB de CV, Sr. Unsec’d. Notes	3.125%		07/16/22	1,915	1,889,416
Axtel SAB de CV, Sr. Sec’d. Notes, 144A	8.000%		01/31/20	4,182	4,019,947
Axtel SAB de CV, Sr. Sec’d. Notes, CVT, 144A	8.000%		01/31/20	MXN 1,929	170,006
Cemex Finance LLC, Sr. Sec’d. Notes, 144A	9.375%		10/12/22	3,520	3,924,800
Cemex Finance LLC, Sr. Sec’d. Notes, RegS	9.375%		10/12/22	613	683,495
Cemex SAB de CV, Sr. Sec’d. Notes, 144A	5.700%		01/11/25	3,270	3,171,900
Comision Federal de Electricidad, Sr. Unsec’d. Notes, 144A	4.875%		01/15/24	640	668,800
Empresas ICA SAB de CV, Gtd. Notes, 144A	8.875%		05/29/24	3,318	3,035,970
Mexichem SAB de CV, Gtd. Notes, 144A(a)	4.875%		09/19/22	200	206,500
Mexichem SAB de CV, Gtd. Notes, 144A	5.875%		09/17/44	1,140	1,077,300
Mexichem SAB de CV, Gtd. Notes, RegS	4.875%		09/19/22	200	206,500
Offshore Drilling Holding SA, Sr. Sec’d. Notes, 144A(a)	8.625%		09/20/20	1,746	1,519,020
Petroleos Mexicanos, Gtd. Notes(a)	4.875%		01/24/22	3,664	3,837,710
Petroleos Mexicanos, Gtd. Notes	4.875%		01/18/24	2,980	3,096,220
Petroleos Mexicanos, Gtd. Notes	5.500%		06/27/44	2,043	2,083,860
Petroleos Mexicanos, Gtd. Notes	6.375%		01/23/45	5,243	5,937,698
Petroleos Mexicanos, Gtd. Notes	6.500%		06/02/41	5,881	6,748,448

					45,216,114

Morocco — 0.4%
OCP SA, Sr. Unsec’d. Notes, 144A	5.625%		04/25/24	1,740	1,827,000

Peru — 1.3%
Alicorp SAA, Sr. Unsec’d. Notes, 144A	3.875%		03/20/23	530	504,825
BBVA Banco Continental SA, Sub. Notes, 144A	5.250%	(c)	09/22/29	360	365,220
Cementos Pacasmayo SAA, Gtd. Notes, 144A	4.500%		02/08/23	1,370	1,261,770
Cementos Pacasmayo SAA, Gtd. Notes, RegS	4.500%		02/08/23	100	92,100
Gas Natural de Lima y Callao SA, Sr. Unsec’d. Notes, 144A(a)	4.375%		04/01/23	1,150	1,121,250
Transportadora de Gas del Peru SA, Sr. Unsec’d. Notes, 144A	4.250%		04/30/28	1,850	1,785,250
Transportadora de Gas del Peru SA, Sr. Unsec’d. Notes, RegS	4.250%		04/30/28	390	376,350

					5,506,765

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Qatar — 0.1%
Ooredoo International Finance Ltd., Gtd. Notes, 144A	4.750%	02/16/21	464	$499,380

Russia — 3.1%
EDC Finance Ltd., Gtd. Notes, 144A	4.875%	04/17/20	2,545	1,641,525
Evraz Group SA, Sr. Unsec’d. Notes, 144A	6.500%	04/22/20	2,670	2,031,283
Evraz Group SA, Sr. Unsec’d. Notes, RegS	6.750%	04/27/18	1,660	1,384,025
Lukoil International Finance BV, Gtd. Notes, RegS(a)	6.656%	06/07/22	2,016	1,774,080
Rosneft Finance SA, Gtd. Notes, RegS	7.875%	03/13/18	1,485	1,368,817
Severstal OAO Via Steel Capital SA, Sr. Unsec’d. Notes, 144A	4.450%	03/19/18	750	645,000
TMK OAO Via TMK Capital SA, Sr. Unsec’d. Notes, 144A	6.750%	04/03/20	1,070	599,200
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Sr. Unsec’d. Notes, 144A	9.125%	04/30/18	400	376,000
VimpelCom Holdings BV, Gtd. Notes, RegS	7.504%	03/01/22	4,005	3,244,050

				13,063,980

Singapore — 0.5%
Puma International Financing SA, Gtd. Notes, 144A	6.750%	02/01/21	2,110	2,044,590

South Africa — 0.4%
AngloGold Ashanti Holdings PLC, Gtd. Notes	8.500%	07/30/20	948	995,400
Myriad International Holdings BV, Gtd. Notes, 144A	6.000%	07/18/20	690	753,825

				1,749,225

South Korea — 0.5%
Korea East-West Power Co. Ltd., Sr. Unsec’d. Notes, 144A	2.500%	06/02/20	1,950	1,925,391

Trinidad & Tobago — 0.4%
Petroleum Co. of Trinidad & Tobago Ltd., Sr. Unsec’d. Notes, 144A(a)	9.750%	08/14/19	1,260	1,483,650
Petroleum Co. of Trinidad & Tobago Ltd., Sr. Unsec’d. Notes, RegS	9.750%	08/14/19	280	329,700

				1,813,350

Turkey — 0.9%
Mersin Uluslararasi Liman Isletmeciligi A/S, Sr. Unsec’d. Notes, 144A	5.875%	08/12/20	1,150	1,229,350
Turk Telekomunikasyon A/S, Sr. Unsec’d. Notes, 144A(a)	3.750%	06/19/19	910	912,730
Turk Telekomunikasyon A/S, Sr. Unsec’d. Notes, 144A(a)	4.875%	06/19/24	1,400	1,407,358

				3,549,438

United Arab Emirates — 0.8%
Dolphin Energy Ltd., Sr. Sec’d. Notes, RegS	5.500%	12/15/21	2,869	3,229,059

United Kingdom — 0.3%
Afren PLC, Sr. Sec’d. Notes, 144A	6.625%	12/09/20	2,110	1,181,600

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Venezuela — 0.1%
Petroleos de Venezuela SA, Bonds, RegS	6.000%	05/16/24	1,560	$585,000

TOTAL FOREIGN BONDS (cost $181,133,632)				164,809,480

SOVEREIGN ISSUES — 52.7%
Honduras Government International (Honduras), Sr. Unsec’d. Notes, RegS	7.500%	03/15/24	680	708,900
Mexican Bonos (Mexico), Bonds	6.500%	06/09/22	MXN 96,622	6,866,469
Mexican Bonos (Mexico), Bonds	7.750%	11/13/42	MXN 20,175	1,574,271
Mexican Bonos (Mexico), Bonds	8.500%	11/18/38	MXN 30,239	2,534,297
Republic of Angola Via Northern Lights III BV (Angola), Sr. Unsec’d. Notes, RegS	7.000%	08/16/19	560	557,200
Republic of Argentina Boden (Argentina), Bonds(a)	7.000%	10/03/15	6,375	6,208,719
Republic of Brazil Notas do Tesouro Nacional (Brazil), Sr. Notes, MTN	10.000%	01/01/17	BRL 19,019	6,811,782
Republic of Chile (Chile), Sr. Unsec’d. Notes	3.250%	09/14/21	533	550,323
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	4.000%	02/26/24	4,150	4,243,375
Republic of Colombia (Colombia), Sr. Unsec’d. Notes(a)	5.625%	02/26/44	5,550	6,243,750
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	6.125%	01/18/41	4,037	4,834,307
Republic of Costa Rica (Costa Rica), Sr. Unsec’d. Notes	7.000%	04/04/44	1,490	1,460,200
Republic of Croatia (Croatia), Sr. Unsec’d. Notes	5.500%	04/04/23	2,610	2,703,960
Republic of Croatia (Croatia), Sr. Unsec’d. Notes	6.625%	07/14/20	760	832,671
Republic of Croatia (Croatia), Sr. Unsec’d. Notes, RegS	5.500%	04/04/23	2,250	2,331,000
Republic of Ecuador (Ecuador), Sr. Unsec’d. Notes	7.950%	06/20/24	1,137	972,135
Republic of El Salvador (El Salvador), Unsec’d. Notes	6.375%	01/18/27	920	922,300
Republic of Gabonese (Gabon), Bonds	6.375%	12/12/24	1,330	1,263,500
Republic of Ghana (Ghana), Unsec’d. Notes(a)	8.125%	01/18/26	1,180	1,091,500
Republic of Hungary (Hungary), Sr. Unsec’d. Notes	4.000%	03/25/19	2,290	2,352,975
Republic of Hungary (Hungary), Sr. Unsec’d. Notes(a)	5.750%	11/22/23	6,068	6,720,310
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes(a)	5.875%	01/15/24	7,850	8,870,500
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	3.750%	04/25/22	4,800	4,728,000
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.625%	04/15/43	220	203,775
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	5.250%	01/17/42	11,931	12,035,396
Republic of Ivory Coast (Ivory Coast), Sr. Unsec’d. Notes(a)	5.375%	07/23/24	2,290	2,187,408
Republic of Kenya (Kenya), Notes	5.875%	06/24/19	1,240	1,255,500
Republic of Kenya (Kenya), Notes	6.875%	06/24/24	1,150	1,204,625
Republic of Lithuania (Lithuania), Sr. Unsec’d. Notes	6.125%	03/09/21	4,010	4,664,151
Republic of Mexico (Mexico), Sr. Unsec’d. Notes(a)	5.550%	01/21/45	1,800	2,092,500
Republic of Mexico (Mexico), Sr. Unsec’d. Notes	6.050%	01/11/40	5,450	6,665,350

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SOVEREIGN ISSUES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Republic of Mexico (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	1,092	$1,138,410
Republic of Nigeria (Nigeria), Sr. Unsec’d. Notes	6.375%	07/12/23	800	786,000
Republic of Nigeria (Nigeria), Sr. Unsec’d. Notes, RegS	5.125%	07/12/18	200	198,000
Republic of Pakistan (Pakistan), Sr. Unsec’d. Notes(a)	7.250%	04/15/19	1,920	1,947,840
Republic of Pakistan (Pakistan), Sr. Unsec’d. Notes, RegS	6.875%	06/01/17	200	202,500
Republic of Panama (Panama), Sr. Unsec’d. Notes	6.700%	01/26/36	17	21,973
Republic of Paraguay (Paraguay), Notes	6.100%	08/11/44	2,450	2,609,250
Republic of Paraguay (Paraguay), Sr. Unsec’d. Notes, RegS	4.625%	01/25/23	200	203,000
Republic of Peru (Peru), Sr. Unsec’d. Notes(a)	5.625%	11/18/50	2,738	3,223,995
Republic of Peru (Peru), Sr. Unsec’d. Notes(a)	6.550%	03/14/37	7,780	10,094,550
Republic of Peru (Peru), Sr. Unsec’d. Notes(a)	7.125%	03/30/19	1,348	1,594,010
Republic of Philippines (Philippines), Sr. Unsec’d. Notes	5.000%	01/13/37	2,850	3,334,500
Republic of Philippines (Philippines), Sr. Unsec’d. Notes	6.375%	10/23/34	1,205	1,614,700
Republic of Poland (Poland), Sr. Unsec’d. Notes	5.000%	03/23/22	9,467	10,604,933
Republic of Romania (Romania), Sr. Unsec’d. Notes(a)	4.875%	01/22/24	790	861,100
Republic of Russia (Russia), Sr. Unsec’d. Notes	4.875%	09/16/23	1,800	1,603,800
Republic of Russia (Russia), Sr. Unsec’d. Notes	5.625%	04/04/42	2,600	2,169,362
Republic of Russia (Russia), Sr. Unsec’d. Notes, RegS	7.500%	03/31/30	13,919	14,433,744
Republic of South Africa (South Africa), Sr. Unsec’d. Notes(a)	4.665%	01/17/24	2,500	2,587,500
Republic of Sri Lanka (Sri Lanka), Sr. Unsec’d. Notes	6.000%	01/14/19	4,910	5,106,400
Republic of Turkey (Turkey), Sr. Unsec’d. Notes(a)	3.250%	03/23/23	4,900	4,648,875
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	4.875%	04/16/43	2,570	2,559,926
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	5.625%	03/30/21	1,110	1,219,613
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	5.750%	03/22/24	690	771,075
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	6.250%	09/26/22	5,697	6,501,701
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	6.750%	05/30/40	6,781	8,374,535
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	7.500%	07/14/17	5,353	5,975,286
Republic of Ukraine (Ukraine), Sr. Unsec’d. Notes, RegS	6.750%	11/14/17	1,444	893,547
Republic of Ukraine (Ukraine), Sr. Unsec’d. Notes, RegS	7.750%	09/23/20	578	346,800
Republic of Ukraine (Ukraine), Sr. Unsec’d. Notes, RegS	7.800%	11/28/22	2,305	1,406,050
Republic of Venezuela (Venezuela), Sr. Unsec’d. Notes(a)	9.250%	09/15/27	7,406	3,417,869
Republic of Venezuela (Venezuela), Sr. Unsec’d. Notes, RegS(a)	5.750%	02/26/16	195	121,680
Republic of Venezuela (Venezuela), Sr. Unsec’d. Notes, RegS	7.750%	10/13/19	32,662	14,501,928
Republic of Venezuela (Venezuela), Sr. Unsec’d. Notes, RegS	8.250%	10/13/24	300	130,500
Republic of Vietnam (Vietnam), Sr. Unsec’d. Notes(a)	4.800%	11/19/24	550	565,125

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SOVEREIGN ISSUES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Republic of Vietnam (Vietnam), Sr. Unsec’d. Notes, RegS	6.750%	01/29/20	270	$303,089

TOTAL SOVEREIGN ISSUES (cost $246,127,883)				221,764,315

TOTAL LONG-TERM INVESTMENTS (cost $432,712,722)				391,694,574

			Shares
SHORT-TERM INVESTMENT — 22.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $92,411,883; includes $70,357,529 of cash collateral for securities on loan)(b)(w) (Note 4)			92,411,883	92,411,883

TOTAL INVESTMENTS — 115.0% (cost $525,124,605)				484,106,457
Liabilities in excess of other assets(x) — (15.0)%				(63,003,922)

NET ASSETS — 100.0%				$421,102,535

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $68,682,325; cash collateral of $70,357,529 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Brazilian Real,
Expiring 03/13/15	Citigroup Global Markets	BRL 10,984	$4,108,678	$4,051,021	$57,657
Mexican Peso,
Expiring 03/13/15	Barclays Capital Group	MXN 45,000	3,063,830	3,036,345	27,485

			$7,172,508	$7,087,366	$85,142

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Corporate Obligations	$—	$5,120,779	$—
Foreign Bonds	—	164,809,480	—
Sovereign Issues	—	221,764,315	—
Affiliated Money Market Mutual Fund	92,411,883	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	85,142	—

Total	$92,411,883	$391,779,716	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Sovereign Issues	52.7%
Foreign Bonds	39.1
Affiliated Money Market Mutual Fund (16.7% represents investments purchased with collateral from securities on loan)	22.0

Metals & Mining	1.2%

115.0
Liabilities in excess of other assets	(15.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$85,142	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(1)
Foreign exchange contracts	$(406,967)

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(2)
Foreign exchange contracts	$(340,132)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average value at settlement date for foreign currency exchange purchase and sale contracts was $3,599,270 and $9,451,347, respectively.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$27,485	$—	$—	$27,485
Citigroup Global Markets	57,657	—	—	57,657

	$85,142

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$—	$—	$—	$—
Citigroup Global Markets	—	—	—	—

$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $68,682,325:
Unaffiliated investments (cost $432,712,722)	$391,694,574
Affiliated investments (cost $92,411,883)	92,411,883
Foreign currency, at value (cost $365,395)	359,670
Dividends and interest receivable	7,074,291
Unrealized appreciation on foreign currency forward contracts	85,142
Receivable for fund share sold	27,795
Prepaid expenses	2,423

Total Assets	491,655,778

LIABILITIES:
Payable to broker for collateral for securities on loan	70,357,529
Advisory fees payable	107,186
Accrued expenses and other liabilities	81,196
Distribution fee payable	6,934
Affiliated transfer agent fee payable	361
Payable for fund share repurchased	37

Total Liabilities	70,553,243

NET ASSETS	$421,102,535

Net assets were comprised of:
Paid-in capital	$428,333,357
Retained earnings	(7,230,822)

Net assets, December 31, 2014	$421,102,535

Net asset value and redemption price per share, $421,102,535 / 43,267,636 outstanding shares of beneficial interest	$9.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$20,783,985
Affiliated income from securities lending, net	134,120
Affiliated dividend income	17,537

20,935,642

EXPENSES
Advisory fees	3,012,699
Distribution fee	359,361
Custodian and accounting fees	118,000
Audit fee	42,000
Trustees’ fees	12,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Insurance expenses	4,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense	34
Miscellaneous	9,054

Total expenses	3,584,148
Less: advisory fee waivers and/or expense reimbursement	(179,681)

Net expenses	3,404,467

NET INVESTMENT INCOME	17,531,175

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(5,353,959)
Foreign currency transactions	(1,571,012)

(6,924,971)

Net change in unrealized appreciation (depreciation) on:
Investments	(16,513,540)
Foreign currencies	(357,007)

(16,870,547)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(23,795,518)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,264,343)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$17,531,175	$13,076,942
Net realized loss on investment and foreign currency transactions	(6,924,971)	(7,637,799)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(16,870,547)	(31,515,444)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(6,264,343)	(26,076,301)

FUND SHARE TRANSACTIONS:
Fund share sold [15,189,328 and 7,829,469 shares, respectively]	158,124,845	78,856,242
Fund share repurchased [568,261 and 7,287,351 shares, respectively]	(5,676,618)	(71,679,048)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	152,448,227	7,177,194

TOTAL INCREASE (DECREASE) IN NET ASSETS	146,183,884	(18,899,107)
NET ASSETS:
Beginning of year	274,918,651	293,817,758

End of year	$421,102,535	$274,918,651

SEE NOTES TO FINANCIAL STATEMENTS.

A323

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2014

The following abbreviations are used in the preceding Portfolios descriptions:

Currency:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
EUR	Euro
GBP	British Pound
HUF	Hunarian Forint
INR	Indian Rupee
ITL	Italian Lira
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
bps	Basis Points
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
CVT	Convertible Security
EONIA	Euro Overnight Index Average
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GMTN	Global Medium Term Note
GO	General Obligation
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MOSPRIME	Moscow Prime Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
N/A	Not Applicable
NASDAQ	National Association of Securities Dealers Automated Quotations
PIK	Payment-in-Kind
PO	Principal Only
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
USAID	United States Agency for International Development

SEE NOTES TO FINANCIAL STATEMENTS.

A324

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2014 consisted of 90 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 21 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Bond Portfolio 2015 (“Bond Portfolio 2015”), AST Bond Portfolio 2016 (“Bond Portfolio 2016”), AST Bond Portfolio 2017 (“Bond Portfolio 2017”), AST Bond Portfolio 2018 (“Bond Portfolio 2018”), AST Bond Portfolio 2019 (“Bond Portfolio 2019”), AST Bond Portfolio 2020 (“Bond Portfolio 2020”), AST Bond Portfolio 2021 (“Bond Portfolio 2021”), AST Bond Portfolio 2022 (“Bond Portfolio 2022”), AST Bond Portfolio 2023 (“Bond Portfolio 2023”), AST Bond Portfolio 2024 (“Bond Portfolio 2024”) and AST Bond Portfolio 2025 (“Bond Portfolio 2025”):    To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Global Real Estate Portfolio (“Global Real Estate”):    Capital appreciation and income.

AST High Yield Portfolio (“High Yield”):    Maximum total return, consistent with preservation of capital and prudent investment management.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”):    Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Lord Abbett Core Fixed Income Portfolio (“Lord Abbett Core Fixed Income”):    Income and capital appreciation to produce a high total return.

AST Neuberger Berman Core Bond Portfolio (“Neuberger Berman Core Bond”):    Maximize total return consistent with preservation of capital.

AST Prudential Core Bond Portfolio (“Prudential Core Bond”):    Maximize total return, consistent with the long-term preservation of capital and liquidity needs.

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”):    Long-term capital appreciation.

AST Quantitative Modeling Portfolio (“Quantitative Modeling”):    High potential return while attempting to mitigate downside risk during adverse market cycles.

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”):    Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”):    Maximize total return.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement

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date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities

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law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contacts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

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If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

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Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount, known as “variation margin”, based on the daily changes in valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios may enter into credit default swaps to provide a measure of protection against defaults or take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The

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implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Portfolio’s favor, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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As of December 31, 2014, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities:    Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

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REITs:    Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2014, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

J.P. Morgan Investment Management, Inc. for a portion of High Yield;

Lord Abbett & Co. LLC for Lord Abbett Core Fixed Income;

Neuberger Berman Fixed Income LLC for Neuberger Berman Core Bond;

Prudential Investment Management, Inc. (“PIM”) for Bond Portfolio 2015, Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Global Real Estate, Investment Grade Bond, Prudential Core Bond and a portion of High Yield;

Quantitative Management Associates LLC (“QMA”) for QMA US Equity Alpha and Quantitative Modeling Portfolio;

Western Asset Management Company and Western Asset Management Company Limited for Western Asset Core Plus Bond and Western Asset Emerging Markets Debt.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that advisor fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement may be modified or terminated by the investment manager at any time without notice.

B8

	Advisory Fees at December 31, 2014	Effective Advisory Fees
Bond Portfolio 2015*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.44%
Bond Portfolio 2016*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.00%#
Bond Portfolio 2017*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.63%
Bond Portfolio 2018*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.63%
Bond Portfolio 2019*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.63%
Bond Portfolio 2020*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.63%
Bond Portfolio 2021*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.63%
Bond Portfolio 2022*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.63%
Bond Portfolio 2023*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.63%
Bond Portfolio 2024*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.63%
Bond Portfolio 2025*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.51%
Global Real Estate	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	0.98%
High Yield	0.74% first $300 million; 0.73% on next $200 million; 0.72% on next $250 million; 0.71% on next $2.5 billion; 0.70% on next $2.75 billion; 0.67% on next $4 billion; 0.65% in excess of $10 billion	0.65%
Investment Grade Bond*	0.65% first $500 million; 0.63% on next $4.5 billion; 0.62% on next $5 billion; 0.61% in excess of $10 billion	0.63%
Lord Abbett Core Fixed Income	0.79% first $300 million; 0.78% on next $200 million; 0.77% on next $250 million; 0.76% on next $2.5 billion; 0.75% on next $2.75 billion; 0.72% on next $4 billion; 0.70% in excess of $10 billion	0.46%

B9

	Advisory Fees at December 31, 2014	Effective Advisory Fees
Neuberger Berman Core Bond	0.69% first $300 million; 0.68% on next $200 million; 0.67% on next $250 million; 0.66% on next $2.5 billion; 0.65% on next $2.75 billion; 0.62% on next $4 billion; 0.60% in excess of $10 billion	0.53%
Prudential Core Bond	0.69% first $300 million; 0.68% on next $200 million; 0.67% on next $250 million; 0.66% on next $2.5 billion; 0.65% on next $2.75 billion; 0.62% on next $4 billion; 0.60% in excess of $10 billion	0.63%
QMA US Equity Alpha	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	0.99%
Quantitative Modeling	0.25%	0.25%
Western Asset Core Plus Bond	0.69% first $300 million; 0.68% on next $200 million; 0.67% on next $250 million; 0.66% on next $2.5 billion; 0.65% on next $2.75 billion; 0.62% on next $4 billion; 0.60% in excess of $10 billion	0.49%
Western Asset Emerging Markets Debt	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $2.5 billion; 0.80% on next $2.75 billion; 0.77% on next $4 billion; 0.75% in excess of $10 billion	0.79%

	Fee Waivers and/or Expense Limitations through June 30, 2014	Fee Waivers and/or Expense Limitations effective July 1, 2014

High Yield	voluntarily limit expenses to 0.72%	N/A
Lord Abbett Core Fixed Income	contractually waive 0.31% first $500 million; 0.335% next $500 million; 0.36% in excess of $1 billion through June 30, 2014	contractually waive 0.26% first $500 million; 0.285% next $500 million; 0.31% in excess of $1 billion through June 30, 2015
Neuberger Berman Core Bond	contractually waive 0.16% first $500 million; 0.185% next $500 million; 0.21% in excess of $1 billion through June 30, 2014	contractually waive 0.14% first $500 million; 0.165% next $500 million; 0.19% in excess of $1 billion through June 30, 2015
Prudential Core Bond	contractually waive 0.00% first $500 million; 0.025% next $500 million; 0.05% in excess of $1 billion through June 30, 2015	contractually waive 0.00% first $500 million; 0.025% next $500 million; 0.05% in excess of $1 billion through June 30, 2015
Western Asset Core Plus Bond	contractually waive 0.15% through June 30, 2014	contractually waive 0.20% through June 30, 2015
Western Asset Emerging Markets Debt	contractually waive 0.05% through June 30, 2015	contractually waive 0.05% through June 30, 2015

*	Advisory fees are calculated based on an aggregation of net assets of certain Portfolios of the Trust. Portfolio expenses are contractually limited to .99% through June 30, 2015.
#	The advisory fee waiver and/or expense reimbursement exceeds the advisory fee for the current period due to expense limitations described above.

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

B10

4.	Other Transactions with Affiliates

The Trust, excluding Quantitative Modeling Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Quantitative Modeling Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2015, Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025 and Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2014, PIM was compensated as follows for these services:

Amount
Bond Portfolio 2017	$7,710
Bond Portfolio 2018	5,613
Bond Portfolio 2020	2,589
Bond Portfolio 2021	5,962
Bond Portfolio 2023	8,535
Bond Portfolio 2024	4,089
Global Real Estate	11,928
High Yield	186,940
Investment Grade Bond	52,571
Lord Abbett Core Fixed Income	121,962
Neuberger Berman Core Bond	7,389
Prudential Core Bond	124,978
Western Asset Core Plus Bond	104,657
Western Asset Emerging Markets Debt	40,133

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2014, were as follows:

B11

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2015	$8,207,784	$21,118,108
Bond Portfolio 2016	1,587,521	6,652,903
Bond Portfolio 2017	29,810,013	68,049,558
Bond Portfolio 2018	39,488,141	95,352,220
Bond Portfolio 2019	19,702,528	53,280,269
Bond Portfolio 2020	67,474,046	65,974,429
Bond Portfolio 2021	151,856,676	35,912,363
Bond Portfolio 2022	30,753,260	39,778,364
Bond Portfolio 2023	78,029,143	293,620,454
Bond Portfolio 2024	55,985,265	88,426,186
Bond Portfolio 2025	58,218,615	1,710,871
Global Real Estate	359,804,674	371,499,360
High Yield	698,614,036	1,054,253,658
Investment Grade Bond	392,911,456	721,767,958
Lord Abbett Core Fixed Income	8,503,627,638	7,998,173,004
Neuberger Berman Core Bond	1,541,194,911	1,274,481,309
Prudential Core Bond	10,201,373,973	9,532,971,104
QMA US Equity Alpha	853,780,638	826,974,451
Quantitative Modeling	308,540,379	119,334,030
Western Asset Core Plus Bond	7,840,108,615	7,221,024,965
Western Asset Emerging Markets Debt	266,718,940	119,565,920

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2014, is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Quantitative Modeling
AQR Emerging Markets Equity	$844,655	$1,392,235	$317,092	$—	$1,900,954
AQR Large-Cap	49,763,677	25,751,409	5,146,640	—	78,381,359
Boston Partners Large-Cap Value	9,345,571	5,163,909	955,385	—	14,700,835
ClearBridge Dividend Growth	24,916,591	12,713,864	2,581,251	—	39,187,872
Goldman Sachs Large Cap Value	12,522,892	6,498,178	1,341,937	—	19,636,237
Goldman Sachs Mid-Cap Growth	344,335	1,068,087	151,754	—	1,400,777
Goldman Sachs Small-Cap Value	2,539,514	—	—	—	2,722,311
Goldman Sachs Strategic Income	—	10,022,109	580,477	—	9,235,433
Herndon Large-Cap Value	9,352,817	5,516,817	991,009	—	14,003,838
High Yield	3,600,239	1,960,129	1,915,470	—	3,767,381
International Growth	33,899,196	18,969,015	3,556,913	—	46,896,821
International Value	33,896,710	19,256,276	3,589,958	—	46,411,792
Investment Grade Bond	—	28,576,633	28,414,023	—	—
Jennison Large-Cap Growth	11,681,137	6,037,263	5,136,054	—	13,582,775
Large-Cap Value	9,355,046	5,115,662	1,164,977	—	14,838,756
Loomis Sayles Large-Cap Growth	17,661,512	18,395,500	2,112,595	—	37,087,374
Lord Abbett Core Fixed Income	5,942,115	11,651,950	573,604	—	17,528,167
MFS Growth	17,614,801	10,077,160	2,061,025	—	27,601,590
MFS Large-Cap Value	9,383,777	5,019,005	830,426	—	14,805,451
Mid-Cap Value	949,528	554,676	128,834	—	1,554,375
Money Market	750,211	1,068,188	1,110,865	—	707,534
Neuberger Berman Core Bond	3,697,520	5,697,944	304,044	—	9,335,538
Neuberger Berman Mid-Cap Growth	1,425,867	747,056	847,391	—	1,408,582
Neuberger Berman/LSV Mid-Cap Value	949,233	545,430	111,319	—	1,550,015
Parametric Emerging Markets Equity	1,397,130	747,878	437,597	—	1,617,384
PIMCO Limited Maturity Bond	2,285,021	1,499,443	213,719	—	3,561,722
PIMCO Total Return Bond	20,657,360	9,231,797	30,666,235	—	—
Prudential Core Bond	25,130,642	21,845,259	2,065,081	—	46,793,280

B12

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Quantitative Modeling (cont’d.)
QMA Emerging Markets Equity	$1,217,057	$627,890	$638,877	$—	$1,163,306
QMA Large-Cap	49,891,311	25,307,025	5,904,299	—	78,294,728
Small-Cap Growth	6,712,385	4,598,184	2,170,299	—	9,572,733
Small-Cap Growth Opportunities	4,524,095	3,007,655	1,539,802	—	6,304,022
Small-Cap Value	9,623,737	7,607,816	3,632,859	—	14,369,527
T. Rowe Price Equity Income	12,473,324	6,908,451	1,030,481	—	19,509,964
T. Rowe Price Large-Cap Growth	11,696,702	6,090,819	5,059,256	—	13,634,811
T. Rowe Price Natural Resources	521,502	348,904	84,515	—	714,499
Western Asset Core Plus Bond	18,512,645	15,382,539	1,620,459	—	33,898,143
Western Asset Emerging Markets Debt	2,369,978	3,538,224	347,508	—	5,438,312

	$427,449,833	$308,540,379	$119,334,030	$—	$653,118,198

Written options transactions, during the year ended December 31, 2014, were as follows:

	AST Bond Portfolio 2015		AST Bond Portfolio 2016
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	16,840,000	27,292	3,940,000	7,411
Expired options	(4,100,000)	(7,548)	(1,200,000)	(2,144)
Closed options	(10,340,000)	(18,640)	(2,740,000)	(5,267)

Balance at end of year	2,400,000	$1,104	—	$—

	AST Bond Portfolio 2017		AST Bond Portfolio 2018
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	64,560,000	105,020	97,060,000	155,868
Expired options	(17,200,000)	(33,770)	(52,260,000)	(97,992)
Closed options	(34,960,000)	(65,547)	(25,200,000)	(48,862)

Balance at end of year	12,400,000	$5,703	19,600,000	$9,014

	AST Bond Portfolio 2019		AST Bond Portfolio 2020
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	43,060,000	71,396	91,180,000	148,556
Expired options	(23,960,000)	(45,494)	(47,680,000)	(47,742)
Closed options	(11,500,000)	(22,407)	(23,900,000)	(91,800)

Balance at end of year	7,600,000	$3,495	19,600,000	$9,014

	AST Bond Portfolio 2021		AST Bond Portfolio 2022
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	118,320,000	175,093	44,360,000	66,599
Expired options	(58,120,000)	(100,554)	(22,260,000)	(38,371)
Closed options	(30,600,000)	(60,926)	(12,100,000)	(23,629)

Balance at end of year	29,600,000	$13,613	10,000,000	$4,599

B13

	AST Bond Portfolio 2023		AST Bond Portfolio 2024
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	184,840,000	304,920	103,620,000	165,379
Expired options	(104,340,000)	(194,763)	(54,520,000)	(103,401)
Closed options	(50,900,000)	(96,544)	(24,300,000)	(50,572)

Balance at end of year	29,600,000	$13,613	24,800,000	$11,406

	AST Bond Portfolio 2025		AST Investment Grade Bond Portfolio
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	25,840,000	36,715	623,740,000	994,597
Expired options	(5,200,000)	(12,036)	(301,640,000)	(585,742)
Closed options	(8,240,000)	(18,976)	(149,300,000)	(329,384)

Balance at end of year	12,400,000	$5,703	172,800,000	$79,471

	AST Prudential Core Bond Portfolio		AST Western Asset Core Plus Bond
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—	1,088,000	$567,582
Written options	4,839,840,000	5,186,616	62,863,250	20,919,240
Expired options	(472,640,000)	(603,787)	(43,415,000)	(14,875,246)
Closed options	(2,934,400,000)	(3,586,515)	(7,107,000)	(3,722,293)

Balance at end of year	1,432,800,000	$996,314	13,429,250	$2,889,283

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of 0.075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

B14

	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Maximum Advance Outstanding During the Period	Outstanding Borrowings at December 31, 2014
Bond Portfolio 2015	$314,000	1.42%	1	$314,000	$—
Bond Portfolio 2016	138,100	1.41%	30	4,982,000	—
Bond Portfolio 2017	458,492	1.40%	59	2,640,000	—
Bond Portfolio 2018	240,293	1.40%	99	2,052,000	—
Bond Portfolio 2019	413,778	1.40%	27	1,851,000	—
Bond Portfolio 2020	693,000	1.40%	38	5,618,000	—
Bond Portfolio 2021	1,008,425	1.41%	40	6,296,000	266,000
Bond Portfolio 2022	424,946	1.40%	56	2,441,000	—
Bond Portfolio 2023	2,077,000	1.40%	96	16,561,000	—
Bond Portfolio 2024	1,295,579	1.40%	38	10,913,000	—
Bond Portfolio 2025	968,000	1.41%	6	1,138,000	—
Global Real Estate	2,489,075	1.41%	40	8,509,000	—
Investment Grade Bond	8,250,481	1.41%	156	62,038,000	—
High Yield	18,622,826	1.41%	23	45,948,000	—
Western Asset Emerging Market Debt	217,000	1.40%	4	226,000	—

8.	Revision to Certain Prior Year Information

Included in the Statement of Changes and Financial Highlights of each of the Bond Portfolios 2015 through 2024, Investment Grade Bond and Prudential Core Bond, are revisions to prior years “Interest Income” and “Realized/Unrealized gain/(loss) on Investments”. The revisions relate to adjusting the amounts previously presented for the effect of amortization of premium and accretion of discount on certain fixed income securities. The revision does not impact the results of operations or net assets and is not material to the financial statements taken as a whole.

9.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

10.	Ownership

As of December 31, 2014, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

B15

Financial Highlights

	AST Bond Portfolio 2015
	Year Ended December 31,
	2014(c)	2013(c)		2012(c)		2011(c)		2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.05	$9.08		$9.66		$11.96		$11.39

Income (Loss) From Investment Operations:
Net investment income	.10	.14	(d)	.15	(d)	.23	(d)	.23	(d)
Net realized and unrealized gain (loss) on investments	(.11)	(.17	)(e)	.13	(e)	.45	(e)	.82	(e)

Total from investment operations	(.01)	(.03)		.28		.68		1.05

Less Distributions:	—	—		(.86)		(2.98)		(.48)

Net Asset Value, end of year	$9.04	$9.05		$9.08		$9.66		$11.96

Total Return(a)	(.11)%	(.33)%		3.02%		6.40%		9.38%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$33.5	$41.5		$83.7		$115.4		$134.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99%	.98%		.90%		.87%		.83%
Expenses Before Waivers and/or Expense Reimbursement	1.18%	1.00%		.90%		.87%		.83%
Net investment income	1.16%	1.55	%(f)	1.58	%(f)	2.17	%(f)	1.23	%(f)
Portfolio turnover rate(g)	196%	252%		364%		292%		181%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012, 2011 and 2010. Previously $0.15, $0.15, $0.21 and $0.16, respectively (Note 8).

(e)	Revised for 2013, 2012, 2011 and 2010. Previously $(0.18), $0.13, $0.47 and $0.89, respectively (Note 8).

(f)	Revised for 2013, 2012, 2011 and 2010. Previously 1.61%, 1.62%, 2.03% and 1.02%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2016
	Year Ended December 31,
	2014(c)	2013(c)		2012(c)		2011(c)		2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.66	$8.71		$8.48		$10.56		$9.55

Income (Loss) From Investment Operations:
Net investment income	.12	.10	(d)	.06	(d)	.07	(d)	.21	(d)
Net realized and unrealized gain (loss) on investments	(.08)	(.15	)(e)	.28	(e)	.79	(e)	.80	(e)

Total from investment operations	.04	(.05)		.34		.86		1.01

Less Distributions:	—	—		(.11)		(2.94)		—

Net Asset Value, end of year	$8.70	$8.66		$8.71		$8.48		$10.56

Total Return(a)	.46%	(.57)%		4.17%		9.64%		10.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.6	$15.0		$49.3		$104.9		$43.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99%	.99%		.96%		.98%		.93%
Expenses Before Waivers and/or Expense Reimbursement	2.23%	1.22%		.96%		.98%		.93%
Net investment income	1.34%	1.15	%(f)	.72	%(f)	.74	%(f)	1.06	%(f)
Portfolio turnover rate(g)	115%	409%		355%		368%		615%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012, 2011 and 2010. Previously $0.06, $0.05, $0.04 and $0.21, respectively (Note 8).

(e)	Revised for 2013, 2012, 2011 and 2010. Previously $(0.11), $0.29, $0.82 and $0.80, respectively (Note 8).

(f)	Revised for 2013, 2012, 2011 and 2010. Previously 0.73%, 0.53%, 0.42% and 1.04%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Bond Portfolio 2017
	Year Ended December 31,							January 4, 2010(c) through December 31, 2010(d)
	2014(d)	2013(d)		2012(d)		2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.90	$12.15		$11.61		$10.96		$10.00

Income (Loss) From Investment Operations:
Net investment income	.13	.09	(e)	.06	(e)	.08	(e)	.08	(e)
Net realized and unrealized gain (loss) on investments	.04	(.34	)(f)	.53	(f)	1.13	(f)	.88	(f)

Total from investment operations	.17	(.25)		.59		1.21		.96

Less Distributions:	—	—		(.05)		(.56)		—

Net Asset Value, end of period	$12.07	$11.90		$12.15		$11.61		$10.96

Total Return(a)	1.43%	(2.06)%		5.12%		11.41%		9.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$111.2	$161.8		$355.6		$508.2		$177.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.87%	.80%		.78%		.80%		.88	%(g)
Expenses Before Waivers and/or Expense Reimbursement	.87%	.80%		.79%		.80%		.88	%(g)
Net investment income	1.09%	.75	%(h)	.53	%(h)	.71	%(h)	.77	%(g)(h)
Portfolio turnover rate(i)	136%	269%		422%		462%		695	%(j)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Revised for 2013, 2012, 2011 and 2010. Previously $0.12, $0.08, $0.09 and $0.09, respectively (Note 8).

(f)	Revised for 2013, 2012, 2011 and 2010. Previously $(0.37), $0.51, $1.12 and $0.87, respectively (Note 8).

(g)	Annualized.

(h)	Revised for 2013, 2012, 2011 and 2010. Previously 0.97%, 0.72%, 0.76% and 0.85%, respectively (Note 8).

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)	Not annualized.

	AST Bond Portfolio 2018
	Year Ended December 31,
	2014(c)	2013(c)		2012(c)		2011(c)		2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.02	$12.41		$11.85		$11.91		$11.16

Income (Loss) From Investment Operations:
Net investment income	.13	.10	(d)	.07	(d)	.08	(d)	.25	(d)
Net realized and unrealized gain (loss) on investments	.19	(.49	)(e)	.60	(e)	1.40	(e)	.98	(e)

Total from investment operations	.32	(.39)		.67		1.48		1.23

Less Distributions:	—	—		(.11)		(1.54)		(.48)

Net Asset Value, end of year	$12.34	$12.02		$12.41		$11.85		$11.91

Total Return(a)	2.66%	(3.14)%		5.72%		13.58%		11.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$167.8	$248.7		$515.6		$682.9		$100.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.83%	.78%		.77%		.77%		.87%
Expenses Before Waivers and/or Expense Reimbursement	.83%	.79%		.78%		.78%		.87%
Net investment income	1.09%	.83	%(f)	.55	%(f)	.70	%(f)	1.21	%(f)
Portfolio turnover rate(g)	111%	311%		417%		495%		208%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012, 2011, and 2010. Previously $0.12, $0.09, $0.09, and $0.16, respectively (Note 8).

(e)	Revised for 2013, 2012, 2011, and 2010. Previously $(0.51), $0.58, $1.39, and $1.07, respectively (Note 8).

(f)	Revised for 2013, 2012, 2011, and 2010. Previously 1.02%, 0.71%, 0.75%, and 0.95%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Bond Portfolio 2019
	Year Ended December 31,
	2014(c)	2013(c)		2012(c)		2011(c)		2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.85	$10.35		$11.08		$11.86		$11.32

Income (Loss) From Investment Operations:
Net investment income	.09	.06	(d)	.06	(d)	.19	(d)	.14	(d)
Net realized and unrealized gain (loss) on investments	.33	(.56	)(e)	.56	(e)	1.44	(e)	1.13	(e)

Total from investment operations	.42	(.50)		.62		1.63		1.27

Less Distributions:	—	—		(1.35)		(2.41)		(.73)

Net Asset Value, end of year	$10.27	$9.85		$10.35		$11.08		$11.86

Total Return(a)	4.26%	(4.83)%		5.86%		15.97%		11.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$74.3	$116.5		$199.0		$56.6		$88.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.94%	.84%		.89%		.95%		.88%
Expenses Before Waivers and/or Expense Reimbursement	.94%	.84%		.89%		.95%		.88%
Net investment income	.86%	.60	%(f)	.55	%(f)	1.75	%(f)	.88	%(f)
Portfolio turnover rate(g)	153%	351%		552%		252%		222%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012, 2011 and 2010. Previously $0.08, $0.07, $0.16 and $0.09, respectively (Note 8).

(e)	Revised for 2013, 2012, 2011 and 2010. Previously $(0.58), $0.55, $1.47 and $1.18, respectively (Note 8).

(f)	Revised for 2013, 2012, 2011 and 2010. Previously 0.79%, 0.65%, 1.44% and 0.62%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2020
	Year Ended December 31,
	2014(c)	2013(c)		2012(c)		2011(c)		2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.17	$6.60		$10.26		$10.01		$8.95

Income (Loss) From Investment Operations:
Net investment income	.07	.03	(d)	.11	(d)	.18	(d)	.07	(d)
Net realized and unrealized gain (loss) on investments	.31	(.46	)(e)	.43	(e)	1.51	(e)	.99	(e)

Total from investment operations	.38	(.43)		.54		1.69		1.06

Less Distributions:	—	—		(4.20)		(1.44)		—

Net Asset Value, end of year	$6.55	$6.17		$6.60		$10.26		$10.01

Total Return(a)	6.16%	(6.52)%		6.32%		18.67%		11.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$163.7	$238.5		$3.7		$24.8		$106.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84%	.85%		1.00%		.96%		.89%
Expenses Before Waivers and/or Expense Reimbursement	.84%	.85%		2.38%		.96%		.89%
Net investment income	1.08%	.47	%(f)	1.30	%(f)	1.79	%(f)	1.02	%(f)
Portfolio turnover rate(g)	214%	415%		470%		306%		854%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012, 2011 and 2010. Previously $0.06, $0.10, $0.12 and $0.07, respectively (Note 8).

(e)	Revised for 2013, 2012, 2011 and 2010. Previously $(0.49), $0.44, $1.57 and $0.99, respectively (Note 8).

(f)	Revised for 2013, 2012, 2011 and 2010. Previously 0.94%, 1.17%, 1.26% and 0.66%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Bond Portfolio 2021
	Year Ended December 31,							January 4, 2010(c) through December 31, 2010(d)
	2014(d)	2013(d)		2012(d)		2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.01	$14.00		$13.47		$11.21		$10.00

Income (Loss) From Investment Operations:
Net investment income	.20	.17	(e)	.14	(e)	.12	(e)	.06	(e)
Net realized and unrealized gain (loss) on investments	.81	(1.16	)(f)	.77	(f)	2.15	(f)	1.15	(f)

Total from investment operations	1.01	(.99)		.91		2.27		1.21

Less Distributions:	—	—		(.38)		(.01)		—

Net Asset Value, end of period	$14.02	$13.01		$14.00		$13.47		$11.21

Total Return(a)	7.76%	(7.07)%		6.80%		20.30%		12.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$268.0	$111.6		$381.2		$652.7		$168.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.83%	.82%		.77%		.77%		1.00	%(g)
Expenses Before Waivers and/or Expense Reimbursement	.83%	.82%		.78%		.78%		1.03	%(g)
Net investment income	1.43%	1.26	%(h)	1.03	%(h)	.96	%(h)	.57	%(g)(h)
Portfolio turnover rate(i)	281%	341%		383%		428%		863	%(j)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Revised for 2013, 2012, 2011 and 2010. Previously $0.15, $0.12, $0.10 and $0.08, respectively (Note 8).

(f)	Revised for 2013, 2012, 2011 and 2010. Previously $(1.14), $0.79, $2.17 and $1.13, respectively (Note 8).

(g)	Annualized.

(h)	Revised for 2013, 2012, 2011 and 2010. Previously 1.13%, 0.91%, 0.83% and 0.82%, respectively (Note 8).

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)	Not annualized.

	AST Bond Portfolio 2022
	Year Ended December 31,					January 3, 2011 (c) through December 31, 2011
	2014(d)	2013(d)		2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.67	$12.93		$12.24		$10.00

Income (Loss) From Investment Operations:
Net investment income	.15	.11	(e)	.05	(e)	.01	(e)
Net realized and unrealized gain (loss) on investments	1.06	(1.37	)(f)	.67	(f)	2.23	(f)

Total from investment operations	1.21	(1.26)		.72		2.24

Less Distributions:	—	—		(.03)		—

Net Asset Value, end of period	$12.88	$11.67		$12.93		$12.24

Total Return(a)	10.37%	(9.74)%		5.85%		22.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$78.3	$109.7		$452.9		$339.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.93%	.81%		.78%		.90	%(g)
Expenses Before Waivers and/or Expense Reimbursement	.93%	.81%		.78%		.90	%(g)
Net investment income	1.22%	.87	%(h)	.44	%(h)	.09	%(g)(h)
Portfolio turnover rate(i)	325%	404%		420%		585	%(j)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Revised for 2013, 2012, and 2011. Previously $0.15, $0.08, and $0.01, respectively (Note 8).

(f)	Revised for 2013, 2012, and 2011. Previously $(1.41), $0.64, and $2.23, respectively (Note 8).

(g)	Annualized.

(h)	Revised for 2013, 2012, and 2011. Previously 1.17%, 0.63%, and 0.13%, respectively (Note 8).

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Bond Portfolio 2023
	Year Ended December 31,			January 3, 2012(c) through December 31, 2012(d)
	2014(d)	2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.51	$10.59		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.12	.08	(e)	(.03	)(e)
Net realized and unrealized gain (loss) on investments	1.07	(1.16	)(f)	.62	(f)

Total from investment operations	1.19	(1.08)		.59

Net Asset Value, end of period	$10.70	$9.51		$10.59

Total Return(a)	12.51%	(10.20)%		5.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$244.9	$586.6		$142.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.78%	.77%		1.00	%(g)
Expenses Before Waivers and/or Expense Reimbursement	.79%	.78%		1.07	%(g)
Net investment income (loss)	1.18%	.83	%(h)	(.31	)%(g)(h)
Portfolio turnover rate(i)	132%	434%		537	%(j)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Revised for 2013 and 2012. Previously $0.10 and $(0.02), respectively (Note 8).

(f)	Revised for 2013 and 2012. Previously $(1.18) and $0.61, respectively (Note 8).

(g)	Annualized.

(h)	Revised for 2013 and 2012. Previously 1.00% and (0.18)%, respectively (Note 8).

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)	Not annualized.

	AST Bond Portfolio 2024
	Year Ended December 31, 2014(d)	January 2, 2013(c) through December 31, 2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.91	$10.00

Income (Loss) From Investment Operations:
Net investment income	.11	.07	(e)
Net realized and unrealized gain (loss) on investments	1.19	(1.16	)(f)

Total from investment operations	1.30	(1.09)

Net Asset Value, end of period	$10.21	$8.91

Total Return(a)	14.59%	(10.90)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$208.3	$259.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.82%	.82	%(g)
Expenses Before Waivers and/or Expense Reimbursement	.82%	.82	%(g)
Net investment income	1.14%	.82	%(g)(h)
Portfolio turnover rate(i)	165%	462	%(j)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Revised for 2013. Previously $0.10 (Note 8).

(f)	Revised for 2013. Previously $(1.19) (Note 8).

(g)	Annualized.

(h)	Revised for 2013. Previously 1.10% (Note 8).

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Bond Portfolio 2025
	January 2, 2014(c) through December 31, 2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.11
Net realized and unrealized gain on investments	1.40

Total from investment operations	1.51

Net Asset Value, end of period	$11.51

Total Return(a)	15.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$106.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.11	%(e)
Net investment income	1.04	%(e)
Portfolio turnover rate(f)	325	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Global Real Estate Portfolio
	Year Ended December 31,
	2014	2013	2012(c)	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.84	$9.43	$7.57	$8.13	$6.89

Income (Loss) From Investment Operations:
Net investment income	.19	.12	.14	.16	.17
Net realized and unrealized gain (loss) on investments	1.18	.29	1.86	(.56)	1.19

Total from investment operations	1.37	.41	2.00	(.40)	1.36

Less Distributions:	—	—	(.14)	(.16)	(.12)

Net Asset Value, end of year	$11.21	$9.84	$9.43	$7.57	$8.13

Total Return(a)	13.92%	4.35%	26.81%	(5.04)%	20.20%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$654.4	$595.3	$548.1	$321.7	$380.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.14%	1.16%	1.18%	1.19%
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.14%	1.17%	1.18%	1.19%
Net investment income	1.62%	1.21%	1.66%	2.00%	2.89%
Portfolio turnover rate	57%	41%	39%	55%	37%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST High Yield Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.21	$7.66	$7.21	$7.43	$6.86

Income (Loss) From Investment Operations:
Net investment income	.49	.48	.49	.52	.47
Net realized and unrealized gain (loss) on investments	(.28)	.07	.46	(.28)	.43

Total from investment operations	.21	.55	.95	.24	.90

Less Distributions:	—	—	(.50)	(.46)	(.33)

Net Asset Value, end of year	$8.42	$8.21	$7.66	$7.21	$7.43

Total Return(a)	2.56%	7.18%	13.88%	3.17%	13.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,169.9	$1,563.5	$1,605.7	$1,337.7	$1,384.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.79%	.76%	.82%	.86%	.87%
Expenses Before Waivers and/or Expense Reimbursement	.86%	.86%	.88%	.88%	.88%
Net investment income	5.74%	6.07%	6.47%	6.71%	6.63%
Portfolio turnover rate	52%	63%	64%	93%	116%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Investment Grade Bond Portfolio
	Year Ended December 31,
	2014(c)	2013(c)		2012(c)		2011(c)		2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.39	$6.60		$6.12		$11.81		$11.82

Income (Loss) From Investment Operations:
Net investment income.	.21	.18	(d)	.11	(d)	.09	(d)	.38	(d)
Net realized and unrealized gain (loss) on investments	.22	(.39	)(e)	.46	(e)	.91	(e)	.83	(e)

Total from investment operations.	.43	(.21)		.57		1.00		1.21

Less Distributions:	—	—		(.09)		(6.69)		(1.22)

Net Asset Value, end of year	$6.82	$6.39		$6.60		$6.12		$11.81

Total Return(a)	6.73%	(3.18)%		9.40%		12.44%		10.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.2	$1,321.7		$5,565.5		$13,122.3		$573.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.75%	.74%		.72%		.71%		.77%
Expenses Before Waivers and/or Expense Reimbursement	.78%	.77%		.76%		.75%		.79%
Net investment income	3.13%	2.75	%(f)	1.75	%(f)	1.59	%(f)	3.20	%(f)
Portfolio turnover rate(g)	281%	656%		914%		744%		766%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013, 2012, 2011 and 2010. Previously $0.19, $0.13, $0.11 and $0.36, respectively (Note 8).

(e)	Revised for 2013, 2012, 2011 and 2010. Previously $(0.40), $0.44, $0.89 and $0.85, respectively (Note 8).

(f)	Revised for 2013, 2012, 2011 and 2010. Previously 2.92%, 2.07%, 1.85% and 3.03%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Lord Abbett Core Fixed Income Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.27	$11.50	$11.30	$10.43	$9.87

Income (Loss) From Investment Operations:
Net investment income	.19	.16	.14	.24	.62
Net realized and unrealized gain (loss) on investments	.52	(.39)	.52	.81	.63

Total from investment operations	.71	(.23)	.66	1.05	1.25

Less Distributions:	—	—	(.46)	(.18)	(.69)

Net Asset Value, end of year	$11.98	$11.27	$11.50	$11.30	$10.43

Total Return(a)	6.30%	(2.00)%	5.93%	10.17%	13.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,348.7	$1,587.3	$2,545.6	$1,951.6	$424.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.58%	.65%	.75%	.80%	.96%
Expenses Before Waivers and/or Expense Reimbursement	.89%	.89%	.92%	.93%	.96%
Net investment income	1.61%	1.37%	1.39%	2.15%	6.12%
Portfolio turnover rate	550%	625%	580%	696%	55%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman Core Bond Portfolio
	Year Ended December 31,			October 17, 2011(c) through December 31, 2011(d)
	2014(d)	2013(d)	2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.29	$10.59	$10.13	$10.00

Income (Loss) From Investment Operations:
Net investment income	.20	.11	.13	.03
Net realized and unrealized gain (loss) on investments	.33	(.41)	.36	.10

Total from investment operations	.53	(.30)	.49	.13

Less Distributions:	—	—	(.03)	—

Net Asset Value, end of period	$10.82	$10.29	$10.59	$10.13

Total Return(a)	5.15%	(2.83)%	4.88%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$831.5	$503.9	$610.6	$894.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.67%	.75%	.79%	.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.82%	.83%	.82%	.87	%(e)
Net investment income	1.84%	1.10%	1.23%	1.51	%(e)
Portfolio turnover rate	293%	352%	361%	51	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Prudential Core Bond Portfolio
	Year Ended December 31,					October 17, 2011(c) through December 31, 2011
	2014(d)	2013(d)		2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.56	$10.81		$10.14		$10.00

Income (Loss) From Investment Operations:
Net investment income	.24	.22	(e)	.20	(e)	.02	(e)
Net realized and unrealized gain (loss) on investments	.40	(.47	)(f)	.52	(f)	.12	(f)

Total from investment operations	.64	(.25)		.72		.14

Less Distributions:	—	—		(.05)		—

Net Asset Value, end of period	$11.20	$10.56		$10.81		$10.14

Total Return(a)	6.06%	(2.31)%		7.11%		1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,994.4	$3,204.5		$3,869.6		$1,792.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.75%	.75%		.75%		.78	%(g)
Expenses Before Waivers and/or Expense Reimbursement	.78%	.79%		.82%		.84	%(g)
Net investment income	2.23%	2.11	%(h)	1.99	%(h)	1.14	%(g)(h)
Portfolio turnover rate(i)	327%	667%		532%		309	%(j)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Revised for 2013, 2012 and 2011. Previously $0.26, $0.24 and $0.02, respectively (Note 8).

(f)	Revised for 2013, 2012 and 2011. Previously $(0.51), $0.48 and $0.12, respectively (Note 8).

(g)	Annualized.

(h)	Revised for 2013, 2012 and 2011. Previously 2.46%, 2.38% and 1.38%, respectively (Note 8).

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)	Not annualized.

	AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2014		2013(c)		2012		2011		2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.01		$13.60		$11.55		$11.24		$9.84

Income (Loss) From Investment Operations:
Net investment income	.12		.13		.13		.10		.08
Net realized and unrealized gain (loss) on investments	2.98		4.28		2.03		.29		1.39

Total from investment operations	3.10		4.41		2.16		.39		1.47

Less Distributions:	—		—		(.11)		(.08)		(.07)

Net Asset Value, end of year	$21.11		$18.01		$13.60		$11.55		$11.24

Total Return(a)	17.21%		32.43%		18.81%		3.46%		15.05%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$590.5		$479.8		$416.3		$305.2		$339.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.51	%(d)	1.60	%(d)	1.78	%(d)	1.49	%(d)	1.57	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.51	%(d)	1.60	%(d)	1.78	%(d)	1.66	%(d)	1.66	%(d)
Net investment income	.74%		.84%		1.01%		.81%		.83%
Portfolio turnover rate	103%		103%		137%		128%		89%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.38%, 0.47%, 0.63%, 0.49% and 0.49% for the years December 31, 2014, 2013, 2012, 2011, and 2010, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Quantitative Modeling Portfolio
	Year Ended December 31,			May 2, 2011(c) through December 31, 2011
	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.46	$10.18	$9.00	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.03)	(.05)	.05	.01
Net realized and unrealized gain (loss) on investments	.84	2.33	1.13	(1.01)

Total from investment operations	.81	2.28	1.18	(1.00)

Less Distributions:	—	—	— (d)	—

Net Asset Value, end of period	$13.27	$12.46	$10.18	$9.00

Total Return(a)	6.50%	22.40%	13.16%	(10.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$658.5	$430.0	$203.6	$84.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.28%	.30%	.31%	.30	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.28%	.30%	.32%	.55	%(e)
Net investment income (loss)	(.28)%	(.30)%	.72%	.22	%(e)
Portfolio turnover rate	22%	46%	81%	264	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

	AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.56	$10.72	$10.70	$10.51	$9.98

Income (Loss) From Investment Operations:
Net investment income	.32	.28	.28	.32	.32
Net realized and unrealized gain (loss) on investments	.45	(.44)	.53	.30	.45

Total from investment operations	.77	(.16)	.81	.62	.77

Less Distributions:	—	—	(.79)	(.43)	(.24)

Net Asset Value, end of year	$11.33	$10.56	$10.72	$10.70	$10.51

Total Return(a)	7.29%	(1.49)%	7.86%	6.02%	7.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,797.8	$3,131.9	$2,856.0	$2,439.5	$3,049.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.61%	.72%	.78%	.80%	.80%
Expenses Before Waivers and/or Expense Reimbursement	.79%	.79%	.82%	.83%	.83%
Net investment income	2.94%	2.60%	2.70%	2.99%	3.11%
Portfolio turnover rate	245%	284%	302%	572%	612%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST Western Asset Emerging Markets Debt Portfolio
	Year Ended December 31,		August 20, 2012(c) through December 31, 2012(d)
	2014(d)	2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.60	$10.45	$10.00

Income (Loss) From Investment Operations:
Net investment income	.49	.42	.13
Net realized and unrealized gain (loss) on investments	(.36)	(1.27)	.32

Total from investment operations	.13	(.85)	.45

Net Asset Value, end of period	$9.73	$9.60	$10.45

Total Return(a)	1.35%	(8.13)%	4.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$421.1	$274.9	$293.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.95%	.96%	.94	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.01%	1.01	%(e)
Net investment income	4.88%	4.26%	3.49	%(e)
Portfolio turnover rate	35%	35%	6	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025 (commenced operations January 2, 2014) AST Global Real Estate Portfolio, AST High Yield Portfolio, AST Investment Grade Bond Portfolio , AST Lord Abbett Core Fixed Income Portfolio, AST Neuberger Berman Core Bond Portfolio, AST Prudential Core Bond Portfolio, AST QMA US Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, AST Western Asset Core Plus Bond Portfolio and AST Western Asset Emerging Markets Debt Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year or period then ended, the statement of cash flows (AST QMA US Equity Alpha Portfolio) for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2015

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 47) Trustee Since 2011 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Sherry S. Barrat* (Age: 65) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 55) Trustee Since 2014 Number of Portfolios in Fund Complex† Overseen by Trustee: 92	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 64) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (Age: 76) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (Age: 68) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
W. Scott McDonald, Jr., PhD* (Age: 77) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas T. Mooney* (Age: 73) Trustee Since 2003 Independent Chair Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien* (Age: 64) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustees
Robert F. O’Donnell* (Age: 46) Trustee & President Since 2012 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None
Timothy S. Cronin* (Age: 49) Trustee & Vice President Since 2009 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None
Bruce W. Ferris* (Age: 59) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None

* The address of each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (59) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (39) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (40) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (56) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

E2

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Jonathan D. Shain* (56) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (40) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).
Kathleen DeNicholas* (40) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (50) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (47) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (53) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (58) Assistant Treasurer Since 2006	Vice President and Corporate Counsel — Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (52) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (46) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

1 Excludes Messrs. O’Donnell and Cronin, interested Trustees who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears under “Interested Trustees,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

©2015 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239684-00004-00    AST-AR-B

ADVANCED SERIES TRUST

ANNUAL REPORT •  DECEMBER 31, 2014

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Franklin Templeton Founding Funds Plus Portfolio

AST Legg Mason Diversified Growth Portfolio

AST PIMCO Limited Maturity Bond Portfolio

AST PIMCO Total Return Bond Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST Schroders Multi-Asset World Strategies Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2014

■	LETTER TO CONTRACT OWNERS

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Advanced Strategies Portfolio	A1
	AST Balanced Asset Allocation Portfolio	A49
	AST BlackRock Global Strategies Portfolio	A53
	AST Defensive Asset Allocation Portfolio	A96
	AST FI Pyramis® Quantitative Portfolio	A99
	AST Franklin Templeton Founding Funds Plus Portfolio	A134
	AST Legg Mason Diversified Growth Portfolio	A136
	AST PIMCO Limited Maturity Bond Portfolio	A147
	AST PIMCO Total Return Bond Portfolio	A163
	AST Preservation Asset Allocation Portfolio	A179
	AST Prudential Growth Allocation Portfolio	A183
	AST RCM World Trends Portfolio	A221
	AST Schroders Global Tactical Portfolio	A244
	AST Schroders Multi-Asset World Strategies Portfolio	A268
	AST T. Rowe Price Asset Allocation Portfolio	A299
	AST T. Rowe Price Growth Opportunities Portfolio	A345
	Glossary	A367

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2014

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 30, 2015

AST Advanced Strategies Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	6.11%	9.86%	6.06%
Blended Index	6.81	9.52	5.88
S&P 500 Index	13.66	15.44	7.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Advanced Strategies Portfolio returned 6.11%.

The net assets of the Portfolio at December 31, 2014 were $8,895.8 million.

The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and other investment companies. The Portfolio is subadvised by Brown Advisory (Brown), LLC, Loomis, Sayles & Company, L.P. (Loomis Sayles), LSV Asset Management (LSV), Pacific Investment Management Company, LLC (PIMCO), Quantitative Management Associates LLC (QMA), T. Rowe Price Associates, Inc., and William Blair & Company LLC (William Blair).

The Portfolio underperformed its benchmark, the Blended Index, (the “Index”, defined below), which returned 6.81%. Despite a poor beginning, U.S. stock markets finished the year with solid gains. Stocks of larger firms fared significantly better than those of smaller companies. International returns to U.S.-based investors were diminished by a strong U.S. dollar. In the second half of the year, collapsing oil prices troubled the energy sector and energy-exporting emerging markets. Bonds posted solid returns for the year despite low interest rates.

Manager selection/allocation, as well as tactical moves among asset classes, added to performance relative to the Index, particularly tactical (short-term) overweights to domestic stocks, real estate investment trusts (REITS), and bonds with higher spreads over so-called riskless securities. However, an overweight in developed country international stocks was a detractor, as were below-benchmark duration (exposure to changes in interest rates) and an underweight in inflation-protected Treasury bonds (TIPS). Some of these moves were performed in the segment that QMA manages with the joint objectives of outperforming the Index by making short-term investments in a wide array of exchange-traded funds (ETF) and futures, while also managing overall Portfolio liquidity. A small allocation to cash, held to assist with day-to-day cash flow management, had a negative impact on performance during the broad market upswing.

Most of the stock subadvisers beat their respective targets. The strongest contributions came from PIMCO Hedged International, William Blair International Growth, PIMCO Real Return, and T. Rowe Price Large-Cap Value. The two small cap value subadvisers also contributed for the period. Brown Advisors Large-Cap Growth was the largest detractor from relative performance for the period, followed by LSV International Value, Loomis Large Cap Growth, and PIMCO Total Return. The two small cap growth subadvisers were largely even with their targets.

Some of the Portfolio’s strategies make significant use of derivatives. For example, the PIMCO Real Return Strategy uses futures contracts to gain exposure to real estate and commodities. The bond strategies use derivatives to manage portfolio risk, for liquidity, and to help exploit market inefficiencies. The QMA overlay segment described above uses both ETFs and futures. The real return portion of the Portfolio outperformed, while performance of the active overlay was flat to slightly positive.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), an unmanaged a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Global Aggregate Bond U.S. Hedged Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Custom Extended Markets Index (10%) an unmanaged index which is comprised of equal weightings to the Barclays U.S. TIPS Index, Bloomberg Commodity Index, and the Wilshire U.S. REIT Total Return Index, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

1

AST Balanced Asset Allocation Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	6.52%	9.35%	5.78%
Blended Index	7.84	10.17	6.79
S&P 500 Index	13.66	15.44	7.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Balanced Asset Allocation Portfolio returned 6.52%.

The net assets of the Portfolio at December 31, 2014 were $11,009.6 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

The Portfolio underperformed its benchmark, the Blended Index, (the “Index”, defined below), which returned 7.84%. Despite a poor beginning, U.S. stock markets finished the year with solid gains. Stocks of larger firms faired significantly better than those of smaller ones. International returns to U.S.-based investors were diminished by a strong U.S. dollar. In the second half of the year, collapsing oil prices troubled the energy sector and energy-exporting emerging markets. Bonds posted solid returns for the year despite low interest rates.

An overweight in domestic stocks aided performance compared with the Index, as they ended the year largely ahead of all other Portfolio components. Among domestic stocks, a tilt towards large cap value stocks was the biggest driver of relative performance as both growth style and small cap stocks performed less well. Bond subadviser selection also was beneficial; most of the core bond subadvisers outpaced their benchmarks throughout 2014. Both of the subadvisers of small cap stock segments also outperformed their targets.

With a general overweight in stocks, the Portfolio was hindered by its allocation to international stocks, which struggled in U.S. dollar terms, underperforming both U.S. stocks and bonds. The inclusion of non-benchmark bonds, such as high yield bonds, limited returns because their spreads (spreads are the amount of extra yield that bonds provide over similar-duration Treasuries) over so-called “riskless” bonds began to widen during most of the second half of the year (i.e., relative prices declined). Stock subadviser selection also hurt performance as the majority of active subadvisers failed to meet benchmark returns, especially in large-cap domestic stocks where strong market performance left many subadvisers struggling to keep pace.

A small cash position, used to assist in the day to day management of cash flows, detracted from performance for the period as both stock and bond markets produced better returns than cash.

The Portfolio’s fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative a security) are used to provide this liquidity and are not designed to add value to the Portfolio. The use of derivatives did not significantly impact performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

2

AST BlackRock Global Strategies Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	4.90%	5.23%
Blended Index	6.12	5.77
S&P 500 Index	13.66	14.32

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST BlackRock Global Strategies Portfolio returned 4.90%.

The net assets of the Portfolio at December 31, 2014 were $2,325.9 million.

The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk. The Portfolio is subadvised by BlackRock Investment Management, LLC.

The Portfolio underperformed its benchmark, the Blended Index (the “Index”), which returned 6.12%.

Throughout the year, the Portfolio remained overweight in stocks relative to bonds compared to the Index, which contributed to its relative performance; however, the impact was offset by underweights compared with the Index in duration and real estate.

The Portfolio’s stock performance largely benefited from an overweight in developed markets, particularly the United States and Japan. The U.S. market had a strong year, supported by accelerating economic growth, falling unemployment, and reviving manufacturing. Japan benefited from continued economic stimulus. The euro zone was late to appreciate the need for stimulus. Although an emphasis on its stocks detracted from the Portfolio’s performance, a short position on the euro boosted return. In terms of economic sectors, the Portfolio benefited from an emphasis on financials. A shift from favoring health care to energy, based on more attractive valuations, hurt its performance when oil prices tumbled. The Portfolio had underweighted real estate investment trusts (REITs) due to their high valuations, but the asset class outperformed, as interest rates continued to fall despite the strengthening economy.

The Portfolio’s underweight in longer duration U.S. bonds hurt its bond performance, as yields unexpectedly fell. Its underweight in high-yield bonds detracted more modestly, as investors continued to search for yield despite the stresses associated with the drops in oil and commodity prices in the second half of the year.

The Portfolio used derivatives throughout the period to augment or reduce strategic allocations and to implement short-term views, as well as for risk management throughout the period. Overall, the derivatives contributed positively to performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of MSCI World Index (GD) (40%) Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays U.S. Aggregate Bond Index (30%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Barclays U.S. High Yield 2% Issuer Capped Index (15%) an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. Wilshire US REIT Total Return Index (10%) an unmanaged index that measures U.S. publicly traded real estate investment trusts, and Bloomberg Commodity Index (5%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Defensive Asset Allocation Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.10%	1.78%
Blended Index	6.45	3.76
Barclays U.S. Aggregate Bond Index	5.97	1.73

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Defensive Asset Allocation Portfolio returned 5.10%.

The net assets of the Portfolio at December 31, 2014 were $254.9 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level or risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

The Portfolio underperformed its benchmark, the Blended Index (the “Index”), which returned 6.45%. Despite a poor beginning, U.S. stock markets finished the year with solid gains. Stocks of larger firms fared significantly better than those of smaller ones. International returns to U.S.-based investors were diminished by a strong U.S. dollar. In the second half of the year, collapsing oil prices troubled the energy sector and energy-exporting emerging markets. Bonds posted solid returns for the year despite low interest rates.

An overweight in domestic stocks aided performance compared with the Index, as they ended the year largely ahead of all other Portfolio components. Among domestic stocks, a tilt towards large cap value stocks was the biggest driver of relative performance, as both growth style and small cap stocks performed less well. Bond manager selection also was beneficial; most of the core bond managers outpaced their benchmarks throughout 2014. Both managers of small cap stock segments also outperformed their targets.

With a general overweight in stocks, the Portfolio was hindered by its allocation to international stocks, which struggled in U.S. dollar terms, underperforming both U.S. stocks and bonds. The inclusion of non-benchmark bonds, such as high yield bonds, limited returns because their spreads (spreads are the amount of extra yield that bonds provide over similar-duration Treasuries) over so-called “riskless” bonds began to widen during most of the second half of the year (i.e., relative prices declined). Stock manager selection also hurt performance as the majority of active managers failed to meet benchmark returns, especially in large-cap domestic stocks where strong market performance left many managers struggling to keep pace.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period, as both stock and bond markets produced better returns than cash.

The Portfolio’s fund of funds structure is managed by QMA with an actively managed overlay segment that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio. The use of derivatives did not significantly impact performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (12%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (85%), an unmanaged index that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (3%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

4

AST FI Pyramis® Quantitative Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	3.15%	8.09%	3.85%
Blended Index	4.51	8.74	5.66
S&P 500 Index	13.66	15.44	7.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST FI Pyramis® Quantitative Portfolio returned 3.15%.

The net assets of the Portfolio at December 31, 2014 were $4,929.2 million.

The investment objective of the Portfolio is long-term growth of capital balanced by current income. The Portfolio is subadvised by Pyramis® Global Advisors, LLC.

The year began with slow, but steady global economic expansion. Supported by easy monetary policies and low inflation, most asset classes posted solid gains. Real estate investment trusts (REITs) led for the second quarter in a row. Concerns about emerging markets growth, mixed economic data, and escalating tensions in Ukraine led to a pickup in market volatility. Towards the end of March, the Federal Reserve (the “Fed”) reassured markets that the central bank’s “extraordinary” commitment to boosting the economy would continue for some time. Against this backdrop, defensive utilities and health care stocks were the best performers, while consumer discretionary and industrials lagged the broader market.

The summer months saw a significant shift to a less-risk sentiment. Geopolitical risk came to the fore with the downing of a Malaysian Airlines jet in eastern Ukraine and the deteriorating security situation in the Middle East. Weaker economic news from developed economies, particularly Europe and Japan, contributed to the malaise. The only positive sectors were REITs and emerging market equities. But the storm abated, investors regained confidence as U.S. economic factors improved, and nearly all asset classes rebounded strongly.

The final quarter was an eventful one for some key markets and economic indicators. Overall market volatility trended higher during the second half, and returns across different segments of the U.S. equity market diverged. The price of oil fell by roughly 40%, bringing relief at the gas pump for consumers but pressuring the budgets of several oil-producing countries. The U.S. began to diverge from other major global economies, as healthy GDP growth nearing 3.0% year-over-year allowed the Fed to announce an end to its quantitative easing program. Conversely, the central banks of China, Europe, and Japan continued to ease their respective monetary policies. The U.S. dollar appreciated nearly 5.0% on a trade-weighted basis against the world’s other major currencies.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 4.51%. Overall security selection and asset allocation had a positive impact on the Portfolio’s relative performance. U.S. Large Cap and Non-U.S. Developed Equity had the largest security selection contribution, while U.S. Small Cap and Short-Term were the largest detractors via security selection. From an asset allocation perspective Non-U.S. Developed Equity and Real Estate were the largest contributors while U.S. Large Cap was the largest detractor.

The Portfolio uses futures contracts on major domestic stock indexes to manage cash flow and these holdings had a modest positive impact on relative performance.

Note:

The AST FI Pyramis® Quantitative Portfolio, formerly the AST First Trust Balanced Target Portfolio, changed subadvisers and changed its investment policies and strategy effective February 10, 2014. The annual returns prior to February 10, 2014 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of S&P 500 Index (27%), an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Barclays U.S. Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (32.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Russell 2000 Index (5.5%) is an unmanaged market-cap weighted index that measures the performance of approximately 2000 small-cap companies in the Russell 3000 Index, which is made up of 3000 of the biggest U.S. stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Franklin Templeton Founding Funds Plus Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.56%	7.12%
Blended Index	7.07	9.66
S&P 500 Index	13.66	18.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Franklin Templeton Founding Funds Plus Portfolio returned 2.56%.

The net assets of the Portfolio at December 31, 2014 were $950.7 million.

The investment objective of the Portfolio is to seek capital appreciation. The Portfolio is subadvised by Franklin Advisors, Inc., Franklin Mutual Advisors LLC, and Templeton Global Advisors Limited.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 7.07%.

The global economy grew moderately during 2014. U.S. economic growth accelerated while growth rates in much of the rest of the world declined. The U.S. Federal Reserve Board ended its asset purchase program in October while keeping interest rates low. The U.K. economy grew relatively well, but eurozone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession, and the Bank of Japan expanded its stimulus measures. Oil prices declined sharply amid high inventories and slowing global demand.

Stock selection in the consumer discretionary sector helped the AST Franklin Templeton Growth segment. Comcast was a strong contributor relative to the MSCI World Index. Several health care holdings also helped relative performance. In contrast, stock selection in the energy, industrials, and consumer staples sectors detracted from performance. In the industrials sector, Serco Group (U.K.) and Deutsche Lufthansa (Germany) performed poorly. U.K. grocer Tesco and German diversified wholesaler and retailer METRO were notable detractors in consumer staples.

The AST Franklin Templeton Income segment increased its fixed income segment weighting while reducing its equity weighting. The Portfolio’s fixed income assets remained positioned largely in high-yield corporate bonds, which had contributions from the communications and technology sectors. Fixed income detractors included mostly energy securities. Among equities, the utilities sector was one of the largest weightings and was a key contributor. Information technology also aided returns with a strong contribution from semiconductor giant Intel. Energy and materials equities detracted particularly BP, Canadian Oil Sands, Rio Tinto, BHP Billiton and Freeport-McMoRan.

The AST Franklin Templeton Mutual Shares segment sought to invest in value stocks trading at deep discounts to intrinsic value. Investments in Apple, Teva Pharmaceutical Industries, and regional grocery retailer Kroger were key contributors to the Portfolio’s performance. In contrast, holdings of U.K. retailer Tesco, natural resources firm Freeport McMoRan, and offshore oil driller Transocean detracted. During the period, the Portfolio held currency forwards, a form of derivative, to somewhat hedge the currency risk of the Portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Portfolio’s performance during the period.

The AST Templeton Global Bond Portfolio’s performance benefited from interest rate strategies while currency positions detracted. The Portfolio maintained a defensive approach regarding interest rates in developed and emerging markets. Among currencies, the Portfolio’s net-negative positions in the Japanese yen and the euro, through currency forwards, contributed to performance, while currency positions in the Americas and Asia ex-Japan detracted.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of S&P 500 Index (37.5%) is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Barclay’s U.S. Aggregate Bond Index (12.5%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Citigroup World Government Bond Index (WGBI) (25%) measures the performance of fixed-rate, local currency, investment grade sovereign bonds and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST PIMCO Limited Maturity Bond Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.10%	1.68%	3.16%
BofA Merrill Lynch 1-3 Year Treasury Index	0.62	1.06	2.54

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST PIMCO Limited Maturity Bond Portfolio returned -0.10%.

The net assets of the Portfolio at December 31, 2014 were $918.7 million.

The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Pacific Investment Management Company LLC (PIMCO).

An uncharacteristically cold winter took a toll on U.S. economic data in the first quarter and the gross domestic product (GDP) rate fell -2.9%. On the global front, rising geopolitical tensions between Russia and Ukraine led to market volatility. The Federal Reserve (the Fed) continued tapering its asset purchases while the European Central Bank announced new easing measures, including a historic negative rate on deposits, to spur business lending.

Improving global economic data, supportive central banks, and easing of global political risks led to sizable market gains overall, with the S&P 500 Index hitting an all-time high in the second quarter. Global fixed income markets benefited from declining rates across most maturities.

During the third quarter, most developed market government yields were led lower by easy central bank policies, while credit markets backed up. Equity markets somersaulted their way to modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied.

The fourth quarter’s defining event was the 40% decline in oil prices as weak global growth reduced oil demand, which along with OPEC’s decision not to cut production, led to a supply glut. The Fed concluded its bond-buying program in October but pledged patience in the timing of the first rate hike. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. Uneven growth and the drop in oil prices led to bouts of market volatility that dissipated quickly, but left certain risk sectors bruised. Core bonds in developed markets rallied as many central banks continued in easing mode.

The Portfolio underperformed its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index, which returned 0.62%, primarily due to duration positioning (duration is a measure of a bond fund’s sensitivity to interest rates over time).

The Portfolio’s defensive positioning against the long end of the U.S. yield curve detracted from performance as the yield curve flattened. Holdings of Treasury Inflation-Protected Securities (TIPS) also detracted from performance, as inflation levels fell.

Continued exposure to non-Agency mortgages (those not sponsored by the U.S. government), however, was positive for performance, driven by an ongoing housing recovery. An allocation to interest rates in Australia added to returns. Allocations to defensive currency positioning against the euro and yen made positive contributions to performance, as these currencies depreciated versus the U.S. dollar.

Derivatives were used in the Portfolio to attain specific exposures. The Portfolio’s duration positioning was partly facilitated through the use of interest rate swaps and futures. Additionally, the Portfolio’s allocation to Australian interest rates was implemented partially through the use of shorter-term interest rate swaps. The use of derivatives did not significantly impact performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST PIMCO Total Return Bond Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.23%	4.45%	5.01%
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST PIMCO Total Return Bond Portfolio returned 4.23%.

The net assets of the Portfolio at December 31, 2014 were $4,050.1 million.

The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio was subadvised by Pacific Investment Management Company LLC (PIMCO).

Note:	Effective on January 5, 2015, the Portfolio was renamed the AST BlackRock/Loomis Sayles Bond Portfolio and Pacific Investment Management Company LLC (PIMCO) was replaced as subadvisor of the Portfolio by BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited and Loomis, Sayles & Company, L.P.

An uncharacteristically cold winter took a toll on U.S. economic data in the first quarter and the Gross Domestic Product (GDP) rate fell -2.9%. Rising geopolitical tensions between Russia and Ukraine led to market volatility. The Federal Reserve (the Fed) continued tapering while the European Central Bank announced new easing measures to spur business lending.

Improving global economic data, supportive central banks, and easing of global political risks helped the S&P 500 Index hit an all-time high in the second quarter. Global fixed income markets benefited from declining rates across most maturities.

During the third quarter, most developed market government yields were led lower by easy central bank policies while credit markets backed up. U.S. equity markets enjoyed modest gains, but equity markets were flat or slightly negative in many other regions as economic conditions varied.

Weak global growth combined with OPEC’s decision not to cut production led to a demand/supply imbalance and oil prices fell sharply. The Fed concluded its bond-buying program in October but pledged patience in the timing of the first rate hike. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe. Uneven growth and the drop in oil prices led to bouts of market volatility that dissipated quickly, but left certain risk sectors bruised. Core bonds in developed markets rallied as many central banks continued in an easing mode.

The Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97%, primarily due to duration management. An underweight to the long end of the U.S. yield curve was negative for returns, as the yield curve flattened. However, defensive currency positioning against the euro and yen contributed to relative performance as these currencies depreciated versus the U.S. dollar.

Holdings of Treasury Inflation-Protected Securities detracted from performance, as inflation levels fell. Exposure to external emerging market debt was generally negative, as spreads widened.

Conversely an allocation to Build America Bonds (BABs) added to returns as these securities outperformed like-duration Treasuries. An allocation to peripheral European rates in Italy was also positive for performance as yields rallied.

Derivatives were used in the Portfolio to attain specific exposures. The Portfolio’s duration positioning (duration is a measure of a bond’s sensitivity to interest rates over time) was partly facilitated through the use of interest rate swaps and futures. Although overall corporate exposure was modestly positive for returns, the use of credit default swaps to obtain a defensive posture within the high yield sector resulted in a neutral impact.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST Preservation Asset Allocation Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	5.78%	7.32%	5.49%
Blended Index	7.08	7.85	6.17
S&P 500 Index	13.66	15.44	7.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Preservation Asset Allocation Portfolio returned 5.78%.

The net assets of the Portfolio at December 31, 2014 were $7,488.2 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

The Portfolio underperformed its benchmark, the Blended Index, (the “Index”, defined below), which returned 7.08%.

Despite beginning the year in negative territory, U.S. equity markets finished off the year with solid gains. Large caps faired significantly better than small caps and, in general, value stocks performed slightly better than growth stocks. International markets struggled due to a strong U.S. dollar. The second half of the year brought on collapsing oil prices, which spelled trouble for the energy sector and energy-exporting emerging markets. Bonds posted solid returns despite the low interest rate environment.

An overweight in domestic equities aided Portfolio performance compared with the Index, as these stocks ended the year largely ahead of all other Portfolio components. A tilt towards large cap value stocks was the biggest driver of relative performance as both growth and small cap stocks performed less well. Bond subadviser selection also was beneficial; most of the core bond subadvisers outpaced their benchmarks throughout 2014. The two managers of small cap stock segments also outperformed their targets.

A small cash position, used to assist in the day to day management of cash flows, detracted from performance for the period as both stock and bond markets produced better returns than cash. In addition, off benchmark exposures to high yield debt, emerging market debt, and low duration bonds detracted for the year. In general, active managers within domestic equity had a difficult time outperforming net of fees over the 2014 calendar year.

The Portfolio’s fund of funds structure is managed by QMA with an actively managed overlay segment that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of a derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio. The use of derivatives did not significantly impact performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

9

AST Prudential Growth Allocation Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	9.20%	10.00%	4.10%
Blended Index	7.96	10.98	6.61
S&P 500 Index	13.66	15.44	7.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Prudential Growth Allocation Portfolio returned 9.20%.

The net assets of the Portfolio at December 31, 2014 were $7,157.2 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by Prudential Investment Management, Inc. and Quantitative Management Associates LLC. (QMA).

The Portfolio outperformed its benchmark, the Blended Index (the “Index”), which returned 7.96%. Despite many investors’ expectation of a correction in stock prices in 2014, periodic chaos in global affairs, and a scare related to the Ebola virus, the S&P 500 Index delivered returns above 13%. The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, fell in dollar terms, as a stronger dollar offset modest gains measured in local currencies. The Barclays U.S. Aggregate Bond Index gained more than 5%, led by a strong and unexpected performance by long duration U.S. Treasury bonds.

The U.S. economy finally gained some traction, moving above the 2% average annual growth rate that had prevailed since 2009. Reduced fiscal drag; recovery in housing, autos, and other consumer goods; a highly stimulative Federal Reserve policy; contributions from a revived U.S. energy sector; and inventory accumulation resulted in a robust annualized 5.0% rate of growth in the third quarter of the year.

Strong U.S. stock market gains drove the Portfolio’s return, despite a weak year for international stocks. On average, it held major overweights of U.S. stocks, with less aggressive positions in international markets. Stock returns were driven by rising price-to-earnings (P/E) multiples and solid earnings growth. Investors cannot count on multiples increasing indefinitely, but today’s levels are roughly in line with historical averages and well below levels that have led to bear markets.

The Portfolio’s outperformance of the Index was driven by an overweight allocation of U.S. stocks versus bonds and solid returns from holdings in its active stock and bond segments. In the stock segment, QMA emphasized domestic stocks. The Portfolio held only 1% in emerging markets, which declined in 2013. The Portfolio’s bonds outperformed their target due to solid selection of individual issues rather than from large macro positions.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%) is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. and Quantitative Management Associates, LLC are registered investment advisers and are Prudential Financial companies.

10

AST RCM World Trends Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	5.14%	7.45%	3.62%
Blended Index	6.82	8.85	4.87
S&P 500 Index	13.66	15.44	7.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST RCM World Trends Portfolio returned 5.14%.

The net assets of the Portfolio at December 31, 2014 were $4,655.1 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Allianz Global Investors U.S. LLC.

The year was marked by geopolitical tensions with conflicts spreading across Ukraine, Russia, Syria, and Iraq. Global growth rates diverged widely, and the U.S. economy outpaced most other developed market economies. The mix of strong economic growth in the U.S. and sluggish growth overseas resulted in an attractive environment for U.S. stocks and bonds. The 10-Year U.S. Treasury rallied and the yield on the bond fell from 3.0% at the beginning of the year to 2.17% by year-end. By the last quarter, concerns surrounding falling oil prices and slowing growth overseas combined with financial markets pricing in a “lower-for-longer” accommodative monetary policy stance by the Federal Reserve that had investors flocking to the safety of U.S. government bonds.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 6.82%. The Portfolio’s broad diversification detracted from relative returns, as the U.S. equity market outperformed most other risk assets.

However, the Portfolio’s active asset allocation decisions contributed positively to relative returns as an overweight allocation to equities in developed markets, specifically U.S. large cap equities, was one of the primary positive contributors to returns. The Portfolio also transitioned from an underweight allocation to U.S. government bonds in the first half of the year to an overweight position in the second half, which boosted returns.

An underweight allocation to commodities also contributed positively to relative performance as the asset class, specifically oil, declined sharply due to a supply/demand imbalance. The combination of rising production from U.S. shale producers and OPEC’s (Organization of Petroleum Exporting Countries) surprise decision to maintain current production levels amid declining demand from slowing overseas economies pressured oil prices. Oil declined over 45% for the year and over 50% from its mid-2014 peak.

Security selection also contributed positively to the Portfolio’s relative return, with stock selection in the global equity sleeve being the primary contributor. Selection decisions in U.S. equities, European large and mid-cap stocks, equities and fixed income investments in emerging markets also contributed positively to relative performance.

The Portfolio was overweight in developed market global equities, mainly through an overweight allocation to the U.S. An active underweight was implemented within European and emerging market equities due to slower growth and deflationary fears.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of S&P 500 Index (17.5%) is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) All Country World Index (Morgan Stanley Capital International) (GD) (42.5%), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Schroders Global Tactical Portfolio	December 31, 2014

Report of the Investment Manager - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	5.43%	10.00%	6.12%
Blended Index	7.49	10.19	5.15
S&P 500 Index	13.66	15.44	7.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Schroders Global Tactical Portfolio returned 5.43%.

The net assets of the Portfolio at December 31, 2014 were $4,594.6 million.

The investment objective of the Portfolio is to outperform its blended performance benchmark. The Portfolio is subadvised by Schroders Investment Management North American Inc. and Schroders Investment Management North America Limited.

The Portfolio underperformed its benchmark, the Blended Index (the “Index”, defined below), which returned 7.49%.

Early on investors worried about reduced global liquidity as the U.S. Federal Reserve (the “Fed”) began tapering its quantitative easing (“QE”) program, although the Fed indicated that interest rates would remain low for some time. U.S. economic data were weak due to severe weather, but strengthened on continued improvements in the labor market, lifting consumer and business confidence. The Portfolio added to its U.S. equities exposures over the period, bolstering performance.

The euro zone experienced slow economic growth and low inflation, and the European Central Bank (“ECB”) announced a negative deposit rate to encourage lending and began to purchase asset-backed securities. The Portfolio was underweight to the euro zone relative to the Index, and tactically traded exposures due to heightened tensions in Ukraine and Russia, ECB announcements, and weaker growth expectations. The U.S. dollar strengthened and the Portfolio avoided or held underweight positions to currencies in regions with weak macroeconomic data. An underweight euro position subsequently boosted Portfolio performance.

Japan’s improving economic data were partly due to consumers making purchases ahead of an increase in the consumption tax rate. The tax slowed economic activity, and the Bank of Japan expanded its asset purchase program to boost its flagging economy. The Portfolio, initially underweight Japanese equities due to the tax hike’s anticipated impact, moved to a tactical overweight, contributing to performance.

The Portfolio focused on regional and sector equity positioning to capture gains and navigate volatility, eschewing expensive asset positions in favor of those of more attractive relative value. For example, a tactical position in emerging markets was one of the most profitable trades after valuations improved relative to other equity markets. Regional asset allocations to countries with central bank-generated liquidity boosted returns. A U.S small-cap versus large-cap pair trade, which matches a long position to a short position, contributed positively. Small-caps often benefit from a domestic recovery better than large-caps, which are dominated by multi-national companies and, therefore, economic growth outside of the U.S.

The largest detractors to Portfolio performance were positions in the utilities and energy sectors and an underweight to fixed income securities. Utilities often underperform when interest rates rise, but the sector rallied unexpectedly, benefiting from stable Treasury yields. A pair trade position between U.S. energy and the S&P 500 Index detracted after oil prices fell further than forecasted. The position was subsequently closed. The fixed income positioning was driven by the belief that the impending Fed rate hike would have a negative impact, but volatility during the year proved supportive of the asset class, compromising the effectiveness of the position.

The Portfolio often uses derivative instruments to adjust equity, currency, and interest-rate exposures. The use of derivatives benefited overall performance.

Prudential Investments LLC (PI), serves as the investment manager of the portfolio and is a Prudential Financial company.

Blended Index consists of Russell 3000 Index (45%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (ND) (USD Hedged, Local (12.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The ND version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST Schroders Multi-Asset World Strategies Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.04%	7.19%	4.63%
Blended Index	3.97	7.79	5.54
MSCI World Index (GD)	5.50	10.81	6.61

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST Schroders Multi-Asset World Strategies Portfolio returned 3.04%.

The net assets of the Portfolio at December 31, 2014 were $3,823.4 million.

The investment objective of the Portfolio is long-term capital appreciation. The Portfolio is subadvised by Schroders Investment Management North America Inc. and Schroders Investment Management North America Limited.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 3.97%.

Early on investors worried about reduced global liquidity as the U.S. Federal Reserve (the “Fed”) began tapering its quantitative easing (“QE”) program, although the Fed indicated that interest rates would remain low for some time. Economic data were weak due to extremely cold winter weather, but later strengthened on continued improvements in the labor market, which lifted consumer and business confidence. Consequently, the Portfolio maintained significant exposure to U.S. equities.

In the euro zone, economic growth remained lackluster and low inflation became a key concern. The European Central Bank (“ECB”) announced a series of measures, including a negative deposit rate to encourage banks to lend, and began to purchase asset-backed securities. The Portfolio tactically traded exposures to the region due to heighted tensions in Ukraine and Russia, ECB announcements, and weaker economic growth expectations. As the U.S. dollar strengthened, the Portfolio avoided or held an underweight position to currencies in regions with weak overall economic data and slowing growth. Specifically, the underweight position to the euro boosted the Portfolio’s performance.

In Japan, early improving economic data were partly due to consumers making purchases in advance of an increase in the country’s consumption tax. The tax slowed economic activity, and the Bank of Japan responded by expanding its asset purchase program to boost the flagging economy. Japanese stocks subsequently rallied, and the Portfolio benefited from an overweight position.

Emerging markets were hit particularly hard by the Fed’s decision to taper QE. China’s slowing economy and escalating tensions between Russia and Ukraine also weighed on investor appetite for riskier assets. The Portfolio subsequently increased its tactical exposure to emerging market assets as they became more attractively valued relative to other equity markets.

The majority of the Portfolio’s assets were invested in growth-oriented assets such as equities, focused opportunistically on regional and sector equity positioning to help capture gains and navigate volatility. Regional asset allocations to countries with central-bank-generated liquidity proved additive to overall Portfolio performance. The Portfolio’s overweight to U.S. equities, in particular small-capitalization companies, which benefitted from improving economic growth, was additive. An increased fixed-income exposure also bolstered Portfolio performance.

The largest detractors to performance were underweight positions to utilities and energy. The Portfolio was underweight utilities, as the sector tends to underperform when interest rates go up. However, the sector unexpectedly rallied, benefiting from stable Treasury yields. A pair trade position, which matches a long position with a short position, between U.S. energy versus the S&P 500 Index, detracted after oil prices fell further than forecasted, and the position was closed.

The Portfolio often uses derivative instruments to adjust equity, currency, and interest-rate exposures. The use of derivatives benefited overall performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of MSCI (Morgan Stanley Capital International) World Index (GD) (70%), an unmanaged, capitalization-weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends and BofA Merrill Lynch USD 3-Month LIBOR (London Interbank Offered Rate) Constant Maturity Index (30%) is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	5.88%	9.81%	6.28%
Blended Index	7.32	9.89	6.55
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST T. Rowe Price Asset Allocation Portfolio returned 5.88%.

The net assets of the Portfolio at December 31, 2014 were $11,096.7 million.

The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of stocks and fixed-income securities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

The Portfolio underperformed its benchmark, the Blended Index, (the “Index”, defined below), which returned 7.32%. The inclusion of diversifying sectors within the Portfolio detracted most from its performance relative to the Index, particularly exposure to real assets stocks, which underperformed the blended stock benchmark composed of the Russell 3000 (domestic) and MSCI EAFE (international developed country) Indexes. Exposure to high yield bonds further weighed on results, as the Portfolio’s holdings in the sector underperformed the Barclays U.S. Aggregate Bond Index. Security selection among stocks also detracted from relative returns, as the large-cap domestic stock portfolio underperformed the S&P 500 Index, partially offset by the Portfolio’s international stocks outperforming the MSCI EAFE Index.

Tactical allocation (short-term changes) detracted from the Portfolio’s relative performance, particularly an overweighting of international relative to domestic stocks. The S&P 500 Index significantly outperformed the MSCI EAFE Index. However, relative performance benefited from an overweight in stocks of larger firms over small caps compared with their weightings in the broad-based Russell 3000 Index.

As of year-end, the Portfolio held index futures, credit default swaps, credit default indexes, interest rate futures, and currency forwards generating an overall net derivative exposure of 15% of net assets. All instruments were held during the 12-month period, except the credit default swaps which were added in May. The estimated impact on the Portfolio’s return from employing currency forwards was -.03 percentage points, more than offset by +.61 percentage points from futures. Options, rights, and warrants all had negligible impact, while swaps added .01 percentage point.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (45%), an unmanaged market cap weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Cumulative Total Returns	Since Inception
Portfolio	6.70%
Blended Index	10.63
S&P 500 Index	17.73

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 2/10/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the period from February 10, 2014, through December 31, 2014, the AST T. Rowe Price Growth Opportunities Portfolio returned 6.70%.

The net assets of the Portfolio at December 31, 2014 were $303.7 million.

The Portfolio’s investment objective is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

The Portfolio underperformed its benchmark, the Blended Index, (the “Index”, defined below), which returned 10.63%. The Portfolio underperformed the Index because of security selection within the various asset class portfolios, primarily by the U.S. large-cap and the multi-cap growth stock portfolios that caused them to underperform their respective style-specific targets. This was partially offset by strong security selection in the international growth equity portfolio, which outperformed its style-specific benchmark.

The Portfolio’s performance relative to the Index benefited from the inclusion of off-benchmark diversifying sectors, specifically an allocation to real estate investment trusts (REITs), which outperformed the Russell 1000 Index (large-cap domestic stocks). Tactical (short-term) changes in asset class weightings also improved relative performance, in particular an underweight in U.S. small-cap stocks relative their weight in the broad-based Russell 3000 Index. This was partially offset by an overweight compared with the Index in international stocks relative to U.S. stocks.

As of year-end, the Portfolio held rights and warrants with minimal exposure. Throughout the period since inception, the Portfolio also held currency forwards. The estimated impact of these derivative positions on the Portfolio’s return was one-hundredth of one percent from currency forwards and negligible from rights and warrants.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclay’s U.S. Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

Advanced Series Trust Presentation of Portfolio Holdings — (Unaudited)	December 31, 2014

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust	3.3%
U.S. Treasury Notes 2.250%, 11/15/24	2.1%
iShares MSCI EAFE ETF	2.0%
iShares Core U.S. Aggregate Bond ETF	1.5%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 07/15/22	1.5%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	10.9%
AST AQR Large-Cap Portfolio	8.7%
AST QMA Large-Cap Portfolio	8.7%
AST Western Asset Core Plus Bond Portfolio	7.9%
AST International Growth Portfolio	5.4%

AST BlackRock Global Strategies
Allocation	(% of Net Assets	)
Common Stocks	21.0%
Corporate Bonds	20.0%
U.S. Government Agency Obligations	10.4%
Exchange Traded Funds	9.9%
U.S. Treasury Obligations	4.0%

AST Defensive Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	29.3%
AST Western Asset Core Plus Bond Portfolio	21.2%
AST Lord Abbett Core Fixed-Income Portfolio	11.0%
AST Neuberger Berman Core Bond Portfolio	5.9%
AST Goldman Sachs Strategic Income Portfolio	5.8%

AST FI Pyramis® Quantitative
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	0.9%
U.S. Treasury Notes 0.750%, 01/15/17	0.7%
U.S. Treasury Notes 2.250%, 03/31/21	0.7%
Roche Holding AG (Switzerland)	0.5%
U.S. Treasury Notes 0.875%, 05/15/17	0.5%

AST Franklin Templeton Founding Funds Plus
Five Largest Holdings	(% of Net Assets	)
AST Franklin Templeton Founding Funds Allocation Portfolio	74.7%
AST Templeton Global Bond Portfolio	25.1%

AST Legg Mason Diversified Growth
Five Largest Holdings	(% of Net Assets	)
AST Western Asset Core Plus Bond Portfolio	12.4%
AST Western Asset Emerging Markets Debt Portfolio	2.5%
iShares MSCI ACWI ex US ETF	0.7%
iShares MSCI EAFE ETF	0.6%
iShares Russell 1000 ETF	0.6%

AST PIMCO Limited Maturity Bond
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	52.3%
Residential Mortgage-Backed Securities	20.2%
Corporate Obligations	14.2%
Foreign Government Bonds	6.8%
U.S. Government Agency Obligations	3.3%

AST PIMCO Total Return Bond
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	40.7%
Corporate Bonds	16.4%
U.S. Government Agency Obligations	12.0%
Municipal Bonds	8.1%
Residential Mortgage-Backed Securities	4.8%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	19.8%
AST Western Asset Core Plus Bond Portfolio	14.4%
AST Lord Abbett Core Fixed Income Portfolio	7.5%
AST AQR Large-Cap Portfolio	5.1%
AST QMA Large-Cap Portfolio	5.1%

AST Prudential Growth Allocation
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.7%
Microsoft Corp.	0.9%
Exxon Mobil Corp.	0.9%
JPMorgan Chase & Co.	0.8%
General Electric Co.	0.8%

AST RCM World Trends
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.3%
Comcast Corp. (Class A Stock)	0.7%
Wells Fargo & Co.	0.7%
Amgen, Inc.	0.7%
Johnson & Johnson	0.7%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2014

AST Schroders Global Tactical
Five Largest Holdings	(% of Net Assets	)
iShares Core S&P 500 ETF	5.8%
SPDR S&P 500 ETF Trust	5.6%
T. Rowe Price Value Fund (Retail Shares)	4.9%
Aston Montag & Caldwell Growth Fund (Institutional Shares)	2.4%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 04/15/19	1.1%

AST Schroders Multi-Assets World Strategies
Five Largest Holdings	(% of Net Assets	)
T. Rowe Price Value Fund (Retail Shares)	4.2%
Vanguard REIT ETF	2.6%
iShares Gold Trust ETF	2.0%
Goldman Sachs Small Cap Value Fund (Institutional Shares)	1.6%
Ford Motor Credit Co. LLC 4.375%, 08/06/23	0.3%

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.625%, 11/30/17	1.4%
Apple, Inc.	1.2%
U.S. Treasury Notes 0.875%, 02/28/17	1.2%
Exxon Mobil Corp.	0.9%
Microsoft Corp.	0.7%

AST T. Rowe Price Growth Opportunities
Five Largest Holdings	(% of Net Assets	)
American Airlines Group, Inc.	1.0%
U.S. Treasury Notes 2.125%, 02/29/16	0.9%
General Electric Co.	0.9%
Thermo Fisher Scientific, Inc.	0.9%
Danaher Corp.	0.8%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — (Unaudited)	December 31, 2014

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Advanced Strategies Portfolio	Actual	$1,000.00	$1,002.00	0.95%	$4.79
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
AST Balanced Asset Allocation Portfolio	Actual	$1,000.00	$1,016.60	0.91%	$4.63
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
AST BlackRock Global Strategies Portfolio	Actual	$1,000.00	$1,001.70	1.13%	$5.70
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST Defensive Asset Allocation Portfolio	Actual	$1,000.00	$1,006.90	0.94%	$4.75
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
AST FI Pyramis® Quantitative Portfolio	Actual	$1,000.00	$1,005.00	0.81%	$4.09
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13
AST Franklin Templeton Founding Funds Plus Portfolio	Actual	$1,000.00	$967.20	1.04%	$5.16
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Legg Mason Diversified Growth Portfolio	Actual**	$1,000.00	$996.00	1.08%	$1.12
	Hypothetical	$1,000.00	$1,019.67	1.08%	$5.50
AST PIMCO Limited Maturity Bond Portfolio	Actual	$1,000.00	$991.40	0.78%	$3.92
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97
AST PIMCO Total Return Bond Portfolio	Actual	$1,000.00	$1,007.90	0.74%	$3.75
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
AST Preservation Asset Allocation Portfolio	Actual	$1,000.00	$1,012.40	0.86%	$4.36
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38
AST Prudential Growth Allocation Portfolio	Actual	$1,000.00	$1,020.30	0.93%	$4.74
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

Advanced Series Trust Fees and Expenses — (Unaudited) (continued)	December 31, 2014

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST RCM World Trends Portfolio	Actual	$1,000.00	$1,000.00	1.04%	$5.24
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Schroders Global Tactical Portfolio	Actual	$1,000.00	$1,013.80	1.13%	$5.74
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST Schroders Multi-Asset World Strategies Portfolio	Actual	$1,000.00	$981.30	1.28%	$6.39
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51
AST T. Rowe Price Asset Allocation Portfolio	Actual	$1,000.00	$1,005.60	0.87%	$4.40
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST T. Rowe Price Growth Opportunities Portfolio	Actual	$1,000.00	$1,007.60	1.55%	$7.84
	Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2014, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

** “Actual” expenses are calculated using the 38 day period ended December 31, 2014 due to the Fund's inception date of November 24, 2014.

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 94.5%
AFFILIATED MUTUAL FUNDS — 2.9%	Shares	Value (Note 2)
AST Goldman Sachs Small-Cap Value Portfolio*	2,318,188	$41,773,741
AST Small-Cap Growth Opportunities Portfolio*	3,593,276	51,132,313
AST Small-Cap Growth Portfolio*	2,172,218	69,076,537
AST Small-Cap Value Portfolio*	4,275,793	92,271,610

TOTAL AFFILIATED MUTUAL FUNDS (cost $181,552,053)(w)		254,254,201

COMMON STOCKS — 50.4%
Aerospace & Defense — 1.2%
BAE Systems PLC (United Kingdom)	1,008,900	7,378,298
Boeing Co. (The)	119,400	15,519,612
Elbit Systems Ltd. (Israel)	47,100	2,870,671
Honeywell International, Inc.	175,900	17,575,928
Lockheed Martin Corp.	37,400	7,202,118
Raytheon Co.	146,800	15,879,356
Thales SA (France)	120,700	6,530,755
United Technologies Corp.	325,200	37,398,000

		110,354,738

Air Freight & Logistics — 0.6%
Expeditors International of Washington, Inc.	529,500	23,620,995
Toll Holdings Ltd. (Australia)	598,500	2,850,961
United Parcel Service, Inc. (Class B Stock)	216,369	24,053,742

		50,525,698

Airlines — 0.5%
Air New Zealand Ltd. (New Zealand)	1,087,433	2,088,703
Ryanair Holdings PLC (Ireland), ADR*	193,722	13,806,567
Southwest Airlines Co.	737,600	31,215,232

		47,110,502

Auto Components — 0.6%
Calsonic Kansei Corp. (Japan)	406,000	2,250,330
Cie Generale des Etablissements Michelin (France)	40,200	3,628,731
Continental AG (Germany)	87,978	18,556,614
Keihin Corp. (Japan)	201,400	2,989,307
Toyo Tire & Rubber Co. Ltd. (Japan)	250,000	4,905,932
Toyoda Gosei Co. Ltd. (Japan)	78,500	1,578,968
Valeo SA (France)	113,839	14,165,050
Yokohama Rubber Co. Ltd. (The) (Japan)	420,000	3,824,241

		51,899,173

Automobiles — 1.2%
Bayerische Motoren Werke AG (Germany)	168,620	18,197,224
Daihatsu Motor Co. Ltd. (Japan)	223,800	2,923,016
Daimler AG (Germany)	109,500	9,094,442
Fuji Heavy Industries Ltd. (Japan)	424,500	15,021,350
General Motors Co.	468,500	16,355,335
Hero MotoCorp Ltd. (India)	280,682	13,772,671
Nissan Motor Co. Ltd. (Japan)	662,000	5,773,811
Renault SA (France)	47,600	3,467,017
Tata Motors Ltd. (India)	1,820,618	14,241,866
Volkswagen AG (Germany)	30,200	6,547,485

		105,394,217

Banks — 3.5%
Aozora Bank Ltd. (Japan)	1,439,000	4,454,488
Banco Santander SA (Spain)	327,500	2,748,754

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Bank Hapoalim BM (Israel)	625,200	$2,939,771
Bank of America Corp.	2,198,000	39,322,220
Bank of Yokohama Ltd. (The) (Japan)	481,000	2,612,449
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	15,550,600	14,617,262
Barclays PLC (United Kingdom)	761,200	2,861,609
Bendigo & Adelaide Bank Ltd. (Australia)	413,300	4,297,469
BNP Paribas SA (France)	89,000	5,254,046
Credit Agricole SA (France)	371,700	4,798,111
DBS Group Holdings Ltd. (Singapore)	455,000	7,044,004
Dexia SA (Belgium)*	15,923	482
DnB ASA (Norway)	227,300	3,352,817
Fifth Third Bancorp	446,600	9,099,475
Fukuoka Financial Group, Inc. (Japan)	338,900	1,747,188
HSBC Holdings PLC (United Kingdom)	772,800	7,302,788
ING Groep NV (Netherlands), CVA*	325,100	4,200,194
Intesa Sanpaolo SpA (Italy)	5,486,137	15,914,789
JPMorgan Chase & Co.	839,600	52,542,168
Keiyo Bank Ltd. (The) (Japan)	327,000	1,824,846
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,049,200	5,764,546
Mizuho Financial Group, Inc. (Japan)	2,654,300	4,449,412
National Australia Bank Ltd. (Australia)	189,800	5,175,899
Nishi-Nippon City Bank Ltd. (The) (Japan)	644,000	1,853,010
Nordea Bank AB (Sweden)	525,100	6,078,445
Permanent TSB Group Holdings PLC (Ireland)*	48,500	3,639
PNC Financial Services Group, Inc. (The)	151,800	13,848,714
Resona Holdings, Inc. (Japan)	1,341,600	6,777,095
Societe Generale SA (France)	78,300	3,276,877
Sumitomo Mitsui Financial Group, Inc. (Japan)	503,300	18,195,666
Swedbank AB (Sweden) (Class A Stock)	214,700	5,326,907
U.S. Bancorp	547,300	24,601,135
Wells Fargo & Co.	485,900	26,637,038

		308,923,313

Beverages — 1.0%
Coca-Cola Co. (The)	574,293	24,246,650
Monster Beverage Corp.*	283,808	30,750,597
PepsiCo, Inc.	223,300	21,115,248
SABMiller PLC (United Kingdom), ADR	265,005	13,663,658

		89,776,153

Biotechnology — 0.9%
Actelion Ltd. (Switzerland)*	102,492	11,798,991
Amgen, Inc.	260,564	41,505,240
Gilead Sciences, Inc.*	260,431	24,548,226

		77,852,457

Building Products — 0.3%
Daikin Industries Ltd. (Japan)	236,900	15,190,994
Geberit AG (Switzerland)	42,178	14,268,938

		29,459,932

Capital Markets — 2.0%
3i Group PLC (United Kingdom)	335,500	2,339,371
Ameriprise Financial, Inc.	113,200	14,970,700
Charles Schwab Corp. (The)	1,600,255	48,311,699
CI Financial Corp. (Canada)	304,068	8,450,986
Credit Suisse Group AG (Switzerland)*	348,200	8,747,219

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Deutsche Bank AG (Germany)	48,800	$1,461,289
GAM Holding AG (Switzerland)*	147,400	2,649,955
Greenhill & Co., Inc.	108,333	4,723,319
Intermediate Capital Group PLC (United Kingdom)	534,200	3,816,282
Invesco Ltd.	328,500	12,982,320
Morgan Stanley	949,100	36,825,080
Partners Group Holding AG (Switzerland)	46,326	13,477,960
SEI Investments Co.	537,226	21,510,529
Tullett Prebon PLC (United Kingdom)	161,500	711,868

		180,978,577

Chemicals — 0.9%
Alent PLC (United Kingdom)	142,000	706,222
Arkema SA (France)	26,800	1,772,471
Asahi Kasei Corp. (Japan)	416,000	3,794,931
BASF SE (Germany)	85,500	7,171,837
Celanese Corp. (Class A Stock)	530,900	31,832,764
Ecolab, Inc.	210,155	21,965,401
Huabao International Holdings Ltd. (Hong Kong)	5,026,000	4,095,880
NOF Corp. (Japan)	262,000	1,655,532
Sika AG (Switzerland)	438	1,292,074
Toagosei Co. Ltd. (Japan)	275,000	1,090,872
Yara International ASA (Norway)	121,000	5,388,421

		80,766,405

Commercial Services & Supplies — 0.6%
Downer EDI Ltd. (Australia)	1,016,200	3,883,410
East Asiatic Co. Ltd. A/S (Denmark)	10,000	84,492
Mineral Resources Ltd. (Australia)	235,600	1,441,797
Republic Services, Inc.	188,400	7,583,100
Secom Co. Ltd. (Japan)	170,800	9,813,248
Securitas AB (Sweden) (Class B Stock)	219,700	2,657,865
Stericycle, Inc.*	204,002	26,740,582
Toppan Forms Co. Ltd. (Japan)	77,600	778,889

		52,983,383

Communications Equipment — 1.5%
Cisco Systems, Inc.	2,089,005	58,105,674
Pace PLC (United Kingdom)	511,400	2,742,010
QUALCOMM, Inc.	927,081	68,909,931
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	376,100	4,553,859

		134,311,474

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	54,500	1,899,606
Ausdrill Ltd. (Australia)(a)	991,000	315,217
Boart Longyear Ltd.*	642,500	89,171
Carillion PLC (United Kingdom)	476,600	2,469,563
Kyowa Exeo Corp. (Japan)	309,700	3,302,858
Leighton Holdings Ltd. (Australia)	1	18

		8,076,433

Construction Materials — 0.2%
China Resources Cement Holdings Ltd. (Hong Kong)	6,168,000	3,975,072

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials (continued)
Vulcan Materials Co.	176,800	$11,621,064

		15,596,136

Consumer Finance — 0.4%
American Express Co.	331,403	30,833,735
Navient Corp.	185,900	4,017,299

		34,851,034

Containers & Packaging — 0.1%
Rexam PLC (United Kingdom)	588,600	4,143,749
Smurfit Kappa Group PLC (Ireland)	190,900	4,293,051

		8,436,800

Distributors
Pacific Brands Ltd. (Australia)	2,607,900	1,146,529

Diversified Consumer Services — 0.1%
Kroton Educacional SA (Brazil)	1,041,200	6,071,251

Diversified Financial Services — 0.3%
Challenger Ltd. (Australia)	706,100	3,730,001
First Pacific Co. Ltd. (Hong Kong)	1,650,000	1,629,376
Fuyo General Lease Co. Ltd. (Japan)	63,300	2,185,486
ORIX Corp. (Japan)	1,002,500	12,614,254
Pargesa Holding SA (Switzerland)	28,900	2,230,094

		22,389,211

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	414,200	13,912,978
BT Group PLC (United Kingdom)	1,205,400	7,497,680
Nippon Telegraph & Telephone Corp. (Japan)	176,400	9,010,976
TDC A/S (Denmark)	291,800	2,225,531
Telefonica SA (Spain)	158,100	2,269,930
Telenor ASA (Norway)	427,279	8,643,262
TeliaSonera AB (Sweden)	1,092,900	7,026,656

		50,587,013

Electric Utilities — 0.7%
EDP - Energias de Portugal SA (Portugal)	516,500	2,002,808
Electricite de France SA (France)	318,200	8,759,560
Enel SpA (Italy)	1,307,800	5,829,556
Entergy Corp.	223,300	19,534,284
Exelon Corp.	455,300	16,882,524
FirstEnergy Corp.	182,900	7,131,271

		60,140,003

Electrical Equipment — 0.1%
Alstom SA (France)*	123,100	3,970,308
Emerson Electric Co.	125,300	7,734,769
Fujikura Ltd. (Japan)	391,000	1,607,913

		13,312,990

Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp. (Class A Stock)	433,167	23,308,716
Hexagon AB (Sweden) (Class B Stock)	114,110	3,520,241
Hoya Corp. (Japan)	316,800	10,715,708
Keyence Corp. (Japan)	26,900	11,986,500
Kingboard Chemical Holdings Ltd. (Hong Kong)	966,600	1,623,040
Murata Manufacturing Co. Ltd. (Japan)	89,100	9,722,682
National Instruments Corp.	373,913	11,624,955

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
TE Connectivity Ltd. (Switzerland)	196,500	$12,428,625

		84,930,467

Energy Equipment & Services — 1.1%
Amec Foster Wheeler PLC (United Kingdom)	130,100	1,718,203
Baker Hughes, Inc.	182,100	10,210,347
Core Laboratories NV(a)	135,768	16,338,321
FMC Technologies, Inc.*	444,948	20,841,364
Fred Olsen Energy ASA (Norway)	54,244	496,362
Petrofac Ltd. (United Kingdom)	155,500	1,694,013
ProSafe SE (Norway)	380,000	1,167,781
Schlumberger Ltd.	525,787	44,907,467

		97,373,858

Food & Staples Retailing — 1.2%
Ain Pharmaciez, Inc. (Japan)(g)	122,400	3,509,742
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	427,873	17,931,775
Cocokara Fine, Inc. (Japan)	34,900	864,007
Costco Wholesale Corp.	131,041	18,575,062
Delhaize Group SA (Belgium)	85,600	6,233,865
J. Sainsbury PLC (United Kingdom)(a)	1,385,400	5,290,418
Koninklijke Ahold NV (Netherlands)	438,700	7,796,977
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	61,500	1,763,432
Metcash Ltd. (Australia)(a)	1,085,700	1,636,244
Tesco PLC (United Kingdom)	1,499,700	4,372,684
Wal-Mart Stores, Inc.	73,100	6,277,828
Whole Foods Market, Inc.	578,415	29,163,684
WM Morrison Supermarkets PLC (United Kingdom)	1,674,100	4,776,659

		108,192,377

Food Products — 0.8%
Dairy Crest Group PLC (United Kingdom)	112,800	873,724
Danone SA (France), ADR	1,869,804	24,339,239
Kellogg Co.	154,400	10,103,936
Marine Harvest ASA (Norway)	277,500	3,810,193
Mead Johnson Nutrition Co.	263,957	26,538,237
Megmilk Snow Brand Co. Ltd. (Japan)	146,700	1,751,151
Morinaga Milk Industry Co. Ltd. (Japan)	661,000	2,284,818
Nichirei Corp. (Japan)	178,000	805,496
Premier Foods PLC (United Kingdom)*(a)	672,846	332,233
Tate & Lyle PLC (United Kingdom)	368,700	3,454,528

		74,293,555

Gas Utilities
Gas Natural SDG SA (Spain)	82,600	2,074,966

Health Care Equipment & Supplies — 1.1%
Coloplast A/S (Denmark) (Class B Stock)	159,860	13,377,802
Covidien PLC	93,900	9,604,092
Intuitive Surgical, Inc.*	56,628	29,952,814
Medtronic, Inc.	160,700	11,602,540
Varian Medical Systems, Inc.*(a)	240,056	20,767,245
Zimmer Holdings, Inc.	123,572	14,015,536

		99,320,029

Health Care Providers & Services — 0.7%
Alfresa Holdings Corp. (Japan)	185,200	2,236,468
DaVita HealthCare Partners, Inc.*	287,494	21,774,796
Express Scripts Holding Co.*	419,535	35,522,029

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Medipal Holdings Corp. (Japan)	131,100	$1,531,207
Nichii Gakkan Co. (Japan)	93,800	743,493
Primary Health Care Ltd. (Australia)	673,400	2,576,609
Toho Holdings Co. Ltd. (Japan)	156,200	2,274,370

		66,658,972

Hotels, Restaurants & Leisure — 1.3%
Carnival Corp.	725,200	32,873,316
Compass Group PLC (United Kingdom)	1,250,593	21,376,289
InterContinental Hotels Group PLC (United Kingdom)	283,827	11,420,185
MGM China Holdings Ltd. (Macau)	3,298,000	8,327,168
Plenus Co. Ltd. (Japan)	29,700	528,251
Starbucks Corp.	337,895	27,724,285
Yum! Brands, Inc.	207,136	15,089,858

		117,339,352

Household Durables — 0.1%
Berkeley Group Holdings PLC (United Kingdom)	70,400	2,706,844
Bovis Homes Group PLC (United Kingdom)	140,500	1,924,050
Skyworth Digital Holdings Ltd. (Hong Kong)	4,468,000	2,417,897

		7,048,791

Household Products — 0.6%
Procter & Gamble Co. (The)	551,097	50,199,426
Reckitt Benckiser Group PLC (United Kingdom)	52,950	4,288,636

		54,488,062

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp. (The)	1,573,400	21,665,718
NRG Energy, Inc.	861,400	23,214,730

		44,880,448

Industrial Conglomerates — 1.3%
3M Co.	180,400	29,643,328
Bidvest Group Ltd. (South Africa)	373,622	9,767,928
Danaher Corp.	315,108	27,007,907
General Electric Co.	1,517,600	38,349,752
Hong Leong Asia Ltd. (Singapore)(g)	377,000	368,829
Koninklijke Philips NV (Netherlands)	129,400	3,750,798
Rheinmetall AG (Germany)	69,200	3,012,913

		111,901,455

Insurance — 2.5%
Aegon NV (Netherlands)	398,200	2,992,868
AIA Group Ltd. (Hong Kong)	2,405,200	13,265,803
Allianz SE (Germany)	54,000	8,943,839
Allstate Corp. (The)	289,100	20,309,275
Aviva PLC (United Kingdom)	784,700	5,895,762
AXA SA (France)	228,600	5,267,652
Baloise Holding AG (Switzerland)	59,200	7,566,445
Beazley PLC (United Kingdom)	610,400	2,717,467
CNP Assurances (France)	167,700	2,973,021
Discovery Ltd. (South Africa)	1,286,627	12,318,842
Hannover Rueck SE (Germany)	49,800	4,492,538
Helvetia Holding AG (Switzerland)	5,100	2,423,263
Legal & General Group PLC (United Kingdom)	60,800	234,758
Marsh & McLennan Cos., Inc.	527,400	30,188,376

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
MetLife, Inc.	420,400	$22,739,436
Muenchener Rueckversicherungs AG (Germany)	25,200	5,018,279
Old Mutual PLC (United Kingdom)	1,974,700	5,819,779
Sampo OYJ (Finland) (Class A Stock)	293,062	13,719,557
SCOR SE (France)	91,700	2,778,549
St James’s Place PLC (United Kingdom)	919,888	11,598,791
Swiss Life Holding AG (Switzerland)*	34,800	8,225,040
Swiss Re AG (Switzerland)*	110,800	9,281,907
XL Group PLC (Ireland)	410,270	14,100,980
Zurich Insurance Group AG (Switzerland)*	32,100	10,031,326

		222,903,553

Internet & Catalog Retail — 0.5%
Amazon.com, Inc.*	105,520	32,748,132
Home Retail Group PLC (United Kingdom)	784,800	2,529,215
TripAdvisor, Inc.*	142,970	10,674,140

		45,951,487

Internet Software & Services — 1.8%
Alibaba Group Holding Ltd. (China), ADR*(a)	249,437	25,926,481
Baidu, Inc. (China), ADR*	48,865	11,139,754
Facebook, Inc. (Class A Stock)*	486,909	37,988,640
Google, Inc. (Class A Stock)*	58,805	31,205,461
Google, Inc. (Class C Stock)*	58,805	30,954,952
NetEase, Inc. (China), ADR	78,841	7,816,297
Tencent Holdings Ltd. (China)	736,700	10,659,261

		155,690,846

IT Services — 1.8%
Alten SA (France)(g)	63,800	2,720,459
Amadeus IT Holding SA (Spain) (Class A Stock)	269,060	10,715,969
Automatic Data Processing, Inc.	84,230	7,022,255
Cap Gemini SA (France)	218,444	15,622,536
Cognizant Technology Solutions Corp. (Class A Stock)*	303,677	15,991,631
Genpact Ltd.*	838,796	15,878,408
Tieto OYJ (Finland)	95,600	2,477,477
Visa, Inc. (Class A Stock)(a)	271,138	71,092,384
Western Union Co. (The)(a)	897,500	16,074,225

		157,595,344

Leisure Products
Heiwa Corp. (Japan)	119,600	2,383,020

Life Sciences Tools & Services — 0.4%
Covance, Inc.*	108,980	11,316,483
Thermo Fisher Scientific, Inc.	217,700	27,275,633

		38,592,116

Machinery — 0.9%
Atlas Copco AB (Sweden) (Class A Stock)	457,628	12,733,805
Bradken Ltd. (Australia)	529,200	2,023,357
Bucher Industries AG (Switzerland)	13,500	3,366,654
Colfax Corp.*	101,304	5,224,247
Danieli & C Officine Meccaniche SpA (Italy) (g)	67,900	1,684,052
FANUC Corp. (Japan)	80,500	13,272,872
Georg Fischer AG (Switzerland)*	6,900	4,353,419
Illinois Tool Works, Inc.	142,400	13,485,280

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Ingersoll-Rand PLC	138,100	$8,754,159
Rational AG (Germany)	16,887	5,291,297
Singamas Container Holdings Ltd. (Hong Kong)(g)	6,354,000	1,053,973
SMC Corp. (Japan)	39,700	10,410,296
Vesuvius PLC (United Kingdom)	152,000	1,051,270

		82,704,681

Marine
A.P. Moller-Maersk A/S (Denmark) (Class B Stock)	2,000	3,977,904

Media — 1.4%
Comcast Corp. (Class A Stock)	284,900	16,527,049
Discovery Communications, Inc. (Class A Stock)*	227,914	7,851,637
Discovery Communications, Inc. (Class C Stock)*	341,171	11,504,286
News Corp. (Class A Stock)*	353,800	5,551,122
Reed Elsevier PLC (United Kingdom)	941,111	16,076,070
SKY Perfect JSAT Holdings, Inc. (Japan)	467,400	2,758,059
Time Warner Cable, Inc.	120,700	18,353,642
Time Warner, Inc.	304,000	25,967,680
Trinity Mirror PLC (United Kingdom)*	126,600	321,137
Viacom, Inc. (Class B Stock)	75,900	5,711,475
WPP PLC (United Kingdom)	583,822	12,138,654

		122,760,811

Metals & Mining — 0.3%
Anglo American PLC (United Kingdom)	243,600	4,507,693
Arrium Ltd. (Australia)	4,552,400	787,747
Aurubis AG (Germany)	24,400	1,363,967
Boliden AB (Sweden)	239,000	3,820,369
Fortescue Metals Group Ltd. (Australia)(a)	894,400	1,963,781
Mount Gibson Iron Ltd. (Australia)	1,000,000	196,189
Rio Tinto Ltd. (United Kingdom)	104,000	4,875,616
Shougang Fushan Resources Group Ltd. (China)	6,284,000	1,369,496
St Barbara Ltd. (Australia)*(a)	581,700	49,283
Sumitomo Metal Mining Co. Ltd. (Japan)	238,000	3,549,745
Voestalpine AG (Austria)	90,700	3,583,846

		26,067,732

Multiline Retail — 0.3%
Debenhams PLC (United Kingdom)	1,464,900	1,709,102
Kohl’s Corp.	335,100	20,454,504
Myer Holdings Ltd. (Australia)(a)	1,428,500	1,618,660

		23,782,266

Multi-Utilities — 0.4%
Centrica PLC (United Kingdom)	1,406,600	6,092,608
E.ON SE (Germany)	196,300	3,355,107
PG&E Corp.	568,500	30,266,940

		39,714,655

Oil, Gas & Consumable Fuels — 2.5%
Anadarko Petroleum Corp.	37,300	3,077,250
Apache Corp.	374,900	23,494,983
BG Group PLC (United Kingdom)	492,970	6,596,791
BP PLC (United Kingdom)	1,817,900	11,539,279
Canadian Natural Resources Ltd. (Canada)	125,600	3,878,528
Chevron Corp.	205,550	23,058,599

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc.	166,700	$5,636,127
Eni SpA (Italy)	230,000	4,028,804
EQT Corp.	140,200	10,613,140
Exxon Mobil Corp.	274,800	25,405,260
Hess Corp.	199,000	14,690,180
JX Holdings, Inc. (Japan)	601,000	2,338,856
OMV AG (Austria)	117,100	3,109,395
Repsol SA (Spain)	266,500	4,989,115
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	225,537	7,516,978
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	186,300	12,472,785
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	541,200	18,699,070
Spectra Energy Corp.	194,100	7,045,830
Statoil ASA (Norway)	216,900	3,818,923
Suncor Energy, Inc. (Canada)	382,900	12,161,310
Total SA (France)	413,531	21,186,083

		225,357,286

Paper & Forest Products — 0.2%
International Paper Co.	282,600	15,141,708
Mondi PLC (South Africa)	193,700	3,146,757

		18,288,465

Personal Products — 0.5%
Avon Products, Inc.	579,100	5,437,749
Estee Lauder Cos., Inc. (The) (Class A Stock)	309,155	23,557,611
Kao Corp. (Japan)	325,100	12,820,176
Oriflame Cosmetics SA (Sweden), SDR(a)	55,500	768,990

		42,584,526

Pharmaceuticals — 3.1%
Astellas Pharma, Inc. (Japan)	1,075,200	14,969,046
AstraZeneca PLC (United Kingdom)	238,812	16,867,503
Bristol-Myers Squibb Co.	244,645	14,441,394
GlaxoSmithKline PLC (United Kingdom)	290,500	6,232,282
Johnson & Johnson	272,900	28,537,153
KYORIN Holdings, Inc. (Japan)	95,200	1,764,177
Merck & Co., Inc.	800,116	45,438,588
Merck KGaA (Germany)	45,000	4,234,888
Nichi-iko Pharmaceutical Co. Ltd. (Japan)	159,000	2,466,191
Novartis AG (Switzerland)	36,300	3,366,588
Novartis AG (Switzerland), ADR	247,215	22,906,942
Novo Nordisk A/S (Denmark), ADR	469,328	19,861,961
Novo Nordisk A/S (Denmark) (Class B Stock)	303,582	12,841,453
Pfizer, Inc.	1,177,600	36,682,240
Roche Holding AG (Switzerland)	19,612	5,313,719
Sanofi (France)	81,700	7,448,647
Stada Arzneimittel AG (Germany)	64,700	1,963,181
Teva Pharmaceutical Industries Ltd. (Israel)	93,600	5,365,609
Teva Pharmaceutical Industries Ltd. (Israel), ADR	326,985	18,804,907
Tsumura & Co. (Japan)	106,800	2,361,683

		271,868,152

Professional Services — 0.1%
Adecco SA (Switzerland)*	95,408	6,558,279
Recruit Holdings Co. Ltd. (Japan)*	78,400	2,251,595

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
Skilled Group Ltd. (Australia)	1,278,700	$1,546,256

		10,356,130

Real Estate Investment Trusts (REITs) — 0.2%
Weyerhaeuser Co.	558,500	20,044,565

Real Estate Management & Development — 0.6%
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	371,924	18,644,550
Cheung Kong Holdings Ltd. (Hong Kong)	194,000	3,248,884
China Overseas Land & Investment Ltd. (China)	2,720,000	8,046,389
Daito Trust Construction Co. Ltd. (Japan)	65,000	7,373,461
Lend Lease Group (Australia)	601,200	8,007,308
Poly Property Group Co. Ltd. (China)	3,679,000	1,499,793
Wheelock & Co. Ltd. (Hong Kong)	495,000	2,298,256

		49,118,641

Road & Rail — 0.6%
Canadian Pacific Railway Ltd. (Canada)	117,400	22,621,806
FirstGroup PLC (United Kingdom)*	308,200	509,367
Go-Ahead Group PLC (United Kingdom)(g)	96,600	3,682,244
National Express Group PLC (United Kingdom)(g)	791,500	3,043,895
Sankyu, Inc. (Japan)	618,000	2,508,413
Seino Holdings Co. Ltd. (Japan)	150,000	1,511,940
Union Pacific Corp.	153,200	18,250,716
West Japan Railway Co. (Japan)	50,900	2,406,464

		54,534,845

Semiconductors & Semiconductor Equipment — 0.7%
Altera Corp.	47,627	1,759,341
Analog Devices, Inc.	56,955	3,162,142
ARM Holdings PLC (United Kingdom)	246,895	3,792,903
ARM Holdings PLC (United Kingdom), ADR	371,254	17,189,060
MediaTek, Inc. (Taiwan)	552,000	8,024,662
NXP Semiconductors NV (Netherlands)*	114,427	8,742,223
Texas Instruments, Inc.	321,100	17,167,612

		59,837,943

Software — 2.0%
ANSYS, Inc.*	160,881	13,192,242
Autodesk, Inc.*	370,009	22,222,740
Check Point Software Technologies Ltd. (Israel)*(a)	135,936	10,680,492
FactSet Research Systems, Inc.(a)	117,655	16,559,941
Microsoft Corp.	1,025,389	47,629,319
NetSuite, Inc.*(a)	89,570	9,778,357
Oracle Corp.	754,076	33,910,798
salesforce.com, Inc.*	356,004	21,114,597

		175,088,486

Specialty Retail — 0.9%
Aoyama Trading Co. Ltd. (Japan)	103,300	2,257,097
Autobacs Seven Co. Ltd. (Japan)	173,500	2,454,822
Darty PLC (United Kingdom)(g)	587,300	627,027
Lowe’s Cos., Inc.	879,161	60,486,277
Nitori Holdings Co. Ltd. (Japan)	135,100	7,258,723
Shimachu Co. Ltd. (Japan)	92,800	2,249,123
WH Smith PLC (United Kingdom)	125,500	2,624,420

		77,957,489

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.	237,719	$26,239,423
Eizo Corp. (Japan)	62,400	1,217,267
Lenovo Group Ltd. (China)	8,626,000	11,262,221
Ricoh Co. Ltd. (Japan)	321,300	3,248,040
Wincor Nixdorf AG (Germany)	50,700	2,448,417

		44,415,368

Textiles, Apparel & Luxury Goods — 0.1%
Fossil Group, Inc.*	56,306	6,235,327
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	758,000	2,725,619

		8,960,946

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	486,612	8,726,100
Paragon Group of Cos. PLC (United Kingdom)	428,500	2,766,247

		11,492,347

Tobacco — 0.2%
Philip Morris International, Inc.	188,100	15,320,745

Trading Companies & Distributors — 0.4%
Fastenal Co.(a)	461,832	21,964,730
Marubeni Corp. (Japan)	744,000	4,451,633
Mitsubishi Corp. (Japan)	169,900	3,109,191
Mitsui & Co. Ltd. (Japan)	435,900	5,838,067
Sumitomo Corp. (Japan)	338,100	3,472,520
Wolseley PLC (United Kingdom)	13,361	763,874

		39,600,015

Wireless Telecommunication Services — 0.3%
Freenet AG (Germany)	230,900	6,565,032
KDDI Corp. (Japan)	110,600	6,948,340
NTT DoCoMo, Inc. (Japan)	450,000	6,553,376
T-Mobile US, Inc.*	88,400	2,381,496

		22,448,244

TOTAL COMMON STOCKS (cost $3,731,537,807)		4,478,844,362

EXCHANGE TRADED FUNDS — 9.7%
iShares Barclays 20+ Year Treasury Bond Fund(a)	27,000	3,399,840
iShares Core U.S. Aggregate Bond	1,251,774	137,845,353
iShares iBoxx $ Investment Grade Corporate Bond Fund	72,000	8,597,520
iShares Intermediate Credit Bond(a)	202,174	22,103,683
iShares JPMorgan USD Emerging Markets Bond Fund(a)	375,450	41,190,620
iShares MSCI EAFE(a)	2,879,641	175,197,358
iShares Russell 1000 Growth Index Fund(a)	434,947	41,585,283
iShares Russell 1000 Value Index Fund	456,400	47,648,160
iShares Russell 2000 Index Fund(a)	229,093	27,415,559
iShares S&P 500 Growth Index Fund	78,045	8,709,822
iShares TIPS Bond Fund	233,623	26,168,112
SPDR S&P 500 ETF Trust	1,408,896	289,528,128
Vanguard REIT ETF(a)	442,468	35,839,908

TOTAL EXCHANGE TRADED FUNDS (cost $726,906,764)		865,229,346

EXCHANGE TRADED FUNDS (continued)		Shares		Value (Note 2)
PREFERRED STOCK
Consumer Finance
Navient Corp., 3.658% (cost $20,250)			1,800	$44,352

		Units
RIGHTS*
Construction & Engineering
Boart Longyear Ltd., expiring 01/19/15 (cost $0)			629,522	1,542

Interest Rate	Maturity Date		Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.9%
Collateralized Loan Obligations — 0.3%
Aquilae CLO II PLC (Ireland),
Series 2006-1X, Class A
0.546%(c)	01/17/23	EUR	155	185,975
Atrium VII (Cayman Islands),
Series 7AR, Class AR, 144A
1.332%(c)	11/16/22		2,500	2,501,936
Avoca CLO III PLC (Ireland),
Series III-X, Class A
0.438%(c)	09/15/21	EUR	396	476,796
CIFC Funding Ltd. (Cayman Islands),
Series 2012-1AR, Class A1R, 144A
1.382%(c)	08/14/24		6,400	6,384,003
Dryden XVI-Leveraged Loan CDO,
Series 2006-16A, Class A1, 144A
0.471%(c)	10/20/20		702	698,887
Dryden XXII Sr. Loan Fund (Cayman Islands),
Series 2011-22A, Class A1R, 144A
1.404%(c)	01/15/22		4,400	4,377,438
Duane Street CLO III Ltd.,
Series 2006-3A, Class A1, 144A
0.480%(c)	01/11/21		298	296,874
Franklin CLO V Ltd.,
Series 5A, Class A2, 144A
0.501%(c)	06/15/18		725	722,677
Hillmark Funding Ltd. (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.481%(c)	05/21/21		1,313	1,299,608
Jubilee CDO VI BV (Netherlands),
Series VI-X, Class A1B
0.487%(c)	09/20/22	EUR	800	948,098
LCM V Ltd. (Cayman Islands),
Series 5A, Class A1, 144A
0.477%(c)	03/21/19		213	211,893
Magi Funding PLC (Ireland),
Series l-A, Class A, 144A
0.429%(c)	04/11/21	EUR	212	254,937
Mercator CLO II PLC (Ireland),
Series II-X, Class A1
0.314%(c)	02/18/24	EUR	577	690,030
Neuberger Berman CLO XII Ltd. (Cayman Islands),
Series 2012-12AR, Class A2R, 144A
1.384%(c)	07/25/23		2,700	2,693,783

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Penta CLO 1 SA (Luxembourg),
Series 2007-1X, Class A1
0.398%(c)	06/04/24	EUR	697	$833,358
Symphony CLO III Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.472%(c)	05/15/19		407	404,064
Wood Street CLO BV (Netherlands),
Series I, Class A
0.431%(c)	11/22/21	EUR	565	677,723
Series II-A, Class A1, 144A
0.696%(c)	03/29/21	EUR	74	88,823

				23,746,903

Non-Residential Mortgage-Backed Securities — 0.1%
Mercedes-Benz Auto Receivables Trust,
Series 2014-1, Class A1
0.180%	07/15/15		1,647	1,647,396
Nelnet Education Loan Funding, Inc.,
Series 2004-1A, Class A1A, 144A
0.335%(c)	05/25/19		473	472,684
North Carolina State Education Assistance Authority,
Series 2011-2, Class A1
0.684%(c)	10/26/20		125	124,951
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 144A
2.470%	09/18/24		3,500	3,513,720
SLM Private Education Loan Trust,
Series 2014-A, Class A1, 144A
0.761%(c)	07/15/22		3,181	3,179,021
SLM Student Loan Trust,
Series 2007-3, Class A3
0.274%(c)	04/25/19		600	596,327
Volkswagen Auto Loan Enhanced Trust,
Series 2014-1, Class A2
0.420%	03/20/17		2,706	2,703,807

				12,237,906

Residential Mortgage-Backed Securities — 0.5%
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
0.560%(c)	03/25/36		2,900	2,450,439
Asset-Backed Funding Certificates Trust,
Series 2004-OPT5, Class A1
0.870%(c)	06/25/34		83	77,114
Asset-Backed Pass-Through Certificates,
Series 2005-R4, Class M2
0.620%(c)	07/25/35		7,400	6,554,187
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-AQ1, Class A1
0.265%(c)	11/25/36		383	369,029
Bear Stearns Asset-Backed Securities Trust,
Series 2005-1, Class M2
2.270%(c)	03/25/35		2,000	1,846,890
Countrywide Asset-Backed Certificates,
Series 2004-ECC1, Class M2
1.220%(c)	09/25/34		1,717	1,611,932
Series 2006-4, Class 2A2
0.350%(c)	07/25/36		437	427,679

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Countrywide Asset-Backed Certificates Trust,
Series 2005-14, Class 3A3
0.520%(c)	04/25/36	4,558	$4,478,490
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A1
0.215%(c)	11/25/36	27	15,291
Series 2007-CB6, Class A1, 144A
0.275%(c)	07/25/37	63	41,001
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6A
5.684%	12/25/36	58	37,794
First NLC Trust,
Series 2007-1, Class A1, 144A
0.240%(c)	08/25/37	207	116,206
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2007-B, Class 2A2
0.330%(c)	07/25/37	1,216	701,737
JP Morgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A3
0.262%(c)	08/25/36	129	66,056
Series 2007-HE1, Class AV1
0.215%(c)	03/25/47	54	52,154
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.730%(c)	10/25/34	12	11,506
MASTR Asset-Backed Securities Trust,
Series 2005-WF1, Class M2
0.600%(c)	06/25/35	1,100	1,027,298
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM4, Class A2A
0.250%(c)	09/25/37	4	1,520
Series 2007-HE2, Class A2A
0.290%(c)	02/25/37	14	6,447
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-WMC2, Class A2FP
0.220%(c)	07/25/36	82	47,790
Series 2007-HE6, Class A1
0.230%(c)	05/25/37	44	30,641
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2, Class A1
0.220%(c)	11/25/36	1	634
Option One Mortgage Loan Trust,
Series 2004-3, Class M2
1.025%(c)	11/25/34	2,580	2,430,483
Series 2005-4, Class M1
0.610%(c)	11/25/35	1,200	1,130,975
Park Place Securities, Inc.,
Series 2005-WCW2, Class M1
0.670%(c)	07/25/35	3,000	2,959,422
Series 2005-WHQ4, Class M1
0.640%(c)	09/25/35	1,700	1,556,773
RAMP Trust,
Series 2005-EFC4, Class M3
0.650%(c)	09/25/35	6,600	5,669,354
RASC Trust,
Series 2002-KS4, Class AIIB
0.670%(c)	07/25/32	18	14,982
Series 2005-AHL1, Class M1
0.620%(c)	09/25/35	783	752,107

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2005-KS10, Class M2
0.610%(c)	11/25/35		2,000	$1,723,950
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
0.285%(c)	05/25/37		299	215,578
Series 2007-HE1, Class A2A
0.230%(c)	12/25/36		74	26,824
Series 2007-NC1, Class A2A
0.220%(c)	12/25/36		2	1,316
Soundview Home Equity Loan Trust,
Series 2006-NLC1, Class A1, 144A
0.230%(c)	11/25/36		30	11,300
Wachovia Mortgage Loan Trust,
Series 2005-WMC1, Class M1
0.830%(c)	10/25/35		6,300	5,872,873
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1
0.215%(c)	10/25/36		92	46,329

				42,384,101

TOTAL ASSET-BACKED SECURITIES (cost $76,822,691)				78,368,910

BANK LOAN
Media
Virgin Media Investment Holdings Ltd., Facility B (cost $1,896,429)
3.500%	06/20/20		1,900	1,864,375

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Banc of America Re-REMIC Trust,
Series 2009-UB1, Class A4A, 144A
5.737%(c)	06/24/50		235	244,035
Series 2010-UB5, Class A4A, 144A
5.649%(c)	02/17/51		1,746	1,871,816
Citigroup/Deutsche Bank Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48		89	93,333
Commercial Mortgage Pass-Through Certificates,
Series 2010-C1, Class A1, 144A
3.156%	07/10/46		170	171,799
Credit Suisse Mortgage Capital Certificates,
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40		74	76,915
Series 2010-RR4, Class 2A, 144A
5.467%(c)	09/18/39		762	793,578
Series 2010-UD1, Class A, 144A
5.773%(c)	12/16/49		669	708,944
DBUBS Mortgage Trust,
Series 2011-LC2A, Class A2, 144A
3.386%	07/10/44		2,182	2,243,282
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class XA, IO
2.359%(c)	11/10/45		3,404	403,100
Hercules Eclipse PLC (United Kingdom),
Series 2006-4, Class A
0.798%(c)	10/25/18	GBP	559	858,749

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-CB15, Class A1A
5.811%(c)	06/12/43	2,122	$2,231,065
Series 2006-LDP9, Class A3
5.336%	05/15/47	108	114,918
Series 2010-C2, Class A3, 144A
4.070%	11/15/43	1,300	1,394,137
Morgan Stanley Capital I Trust,
Series 2007-IQ15, Class A4
5.908%(c)	06/11/49	39	42,058
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.040%(c)	12/16/49	182	192,106
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5, Class XA, IO, 144A
1.119%(c)	03/10/46	18,852	1,258,237
Vornado DP LLC Trust,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	700	755,707
Washington Mutual Commercial Mortgage Securities Trust,
Series 2007-SL3, Class A1A, 144A
5.540%(c)	03/23/45	2,534	2,591,345

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $15,969,048)			16,045,124

CORPORATE BONDS — 6.4%
Airlines — 0.1%
Continental Airlines 2009-2 Class A, Pass-Through Trust,
Pass-Through Certificates
7.250%	05/10/21	310	357,889
Delta Air Lines 2012-1 Class A, Pass-Through Trust,
Pass-Through Certificates
4.750%	11/07/21	3,286	3,499,985
UAL 2009-1 Pass-Through Trust,
Pass-Through Certificates
10.400%	05/01/18	191	213,296

			4,071,170

Automobiles — 0.3%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
0.588%(c)	03/10/17	3,700	3,692,633
1.650%	04/10/15	1,700	1,703,723
2.300%	01/09/15	3,525	3,526,301
3.000%	03/28/16	2,220	2,274,590
General Motors Financial Co., Inc.,
Gtd. Notes
3.000%	09/25/17	3,700	3,741,736
3.500%	07/10/19	2,500	2,552,805
Volkswagen International Finance NV (Germany),
Gtd. Notes, 144A
0.562%(c)	11/18/15	4,300	4,308,127

			21,799,915

Banks — 2.8%
Abbey National Treasury Services PLC (United Kingdom),
Gtd. Notes
4.000%	04/27/16	1,900	1,968,873

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
1.000%	10/06/16			400	$401,204
Banca Carige SpA (Italy),
Covered Bonds, MTN
3.875%	10/24/18		EUR	700	930,379
Banca Monte dei Paschi di Siena SpA (Italy),
Covered Bonds, MTN
4.875%	09/15/16		EUR	200	258,258
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, RegS
6.000%	01/22/20			7,000	7,437,500
Banco Popolare SC (Italy),
Sr. Unsec’d. Notes, MTN
3.500%	03/14/19		EUR	5,436	6,857,868
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.250%	01/14/16			1,300	1,318,200
4.500%	04/06/15			2,800	2,816,968
4.625%	02/13/17			800	829,040
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
1.831%(c)	01/19/16			2,000	2,005,000
BanColombia SA (Colombia),
Sr. Unsec’d. Notes
5.950%	06/03/21			1,200	1,287,000
Bank Nederlandse Gemeenten NV (Netherlands),
Sr. Unsec’d. Notes, 144A
1.375%	03/23/15			3,100	3,107,180
Bank of America Corp.,
Sr. Unsec’d. Notes
0.490%(c)	10/14/16			500	496,309
4.500%	04/01/15			2,300	2,321,611
5.750%	12/01/17			6,600	7,292,320
Sr. Unsec’d. Notes, MTN
1.053%(c)	03/22/16			3,600	3,614,533
6.875%	04/25/18			1,400	1,608,012
Sub. Notes, MTN
0.779%(c)	05/23/17		EUR	600	720,224
Bankia SA (Spain),
Covered Bonds
3.500%	12/14/15		EUR	1,800	2,240,023
4.500%	04/26/22		EUR	800	1,201,321
Sr. Unsec’d. Notes
0.285%(c)	01/25/16		EUR	300	359,647
3.500%	01/17/19		EUR	700	914,033
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
2.010%	12/21/20	(g)	MXN	2,500	174,758
Sub. Notes, 144A
10.179%	06/12/21			2,320	3,114,806
Sub. Notes, MTN
4.750%	02/23/15			1,000	1,005,592
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
1.101%(c)	06/15/18			2,700	2,726,641
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
4.500%	03/10/16			800	824,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes, RegS
4.500%	03/10/16			6,000	$6,180,000
BNP Paribas Home Loan SFH (France),
Covered Bonds, 144A
2.200%	11/02/15			5,500	5,569,503
BNP Paribas SA (France),
Gtd. Notes
0.542%(c)	11/07/15			5,300	5,291,928
BPCE SA (France),
Gtd. Notes
0.802%(c)	11/18/16			3,000	3,002,094
Gtd. Notes, MTN
2.500%	07/15/19			5,900	5,923,240
Sub. Notes, 144A
4.625%	07/11/24			4,800	4,660,104
BPE Financiaciones SA (Spain),
Gtd. Notes
2.875%	05/19/16		EUR	1,500	1,853,843
Gtd. Notes, MTN
2.500%	02/01/17		EUR	600	740,674
Caixa Economica Federal (Brazil),
Sr. Unsec’d. Notes, 144A
4.250%	05/13/19			5,500	5,362,500
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/17			300	311,250
5.250%	03/15/18			200	208,500
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.750%	05/19/15			2,400	2,435,378
6.000%	08/15/17			2,000	2,212,738
6.010%	01/15/15			1,400	1,401,992
6.125%	11/21/17			500	557,542
Sr. Unsec’d. Notes, MTN
0.752%(c)	05/01/17			7,500	7,480,920
Sub. Notes
4.875%	05/07/15			600	607,959
Sub. Notes, MTN
0.764%(c)	05/31/17		EUR	800	958,267
Commonwealth Bank of Australia (Australia),
Covered Bonds, RegS
2.250%	03/16/17	(g)		3,900	3,987,801
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Jr. Sub. Notes, 144A
11.000%(c)	12/29/49			5,300	6,821,100
Sr. Unsec’d. Notes, MTN
4.000%	09/10/15		GBP	1,000	1,591,381
Corpbanca SA (Chile),
Sr. Unsec’d. Notes
3.125%	01/15/18			2,700	2,683,125
Sr. Unsec’d. Notes, 144A
3.875%	09/22/19			4,600	4,611,500
Credit Agricole SA (France),
Sub. Notes, RegS
8.125%(c)	09/19/33			2,000	2,231,348
DBS Group Holdings Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A
2.246%	07/16/19			1,100	1,097,698

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Depfa ACS Bank (Ireland),
Covered Bonds, MTN
3.875%	11/14/16		EUR	1,900	$2,450,524
Covered Bonds, RegS
4.375%	01/15/15		EUR	8,700	10,539,200
Deutsche Bank Financial LLC (Germany),
Gtd. Notes, MTN
5.375%	03/02/15			2,200	2,215,800
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
2.250%	01/30/19	(g)		1,300	1,316,410
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
0.890%	06/16/15		JPY	100,000	830,326
2.375%	05/25/16			1,800	1,804,212
Eurofima (Supranational Bank),
Sr. Unsec’d. Notes, MTN
5.250%	04/07/16			2,500	2,645,987
6.250%	12/28/18		AUD	4,300	3,950,429
FMS Wertmanagement AoeR (Germany),
Gov’t. Gtd. Notes, MTN
0.750%	12/15/17		GBP	1,500	2,317,951
HBOS Capital Funding LP (United Kingdom),
Gtd. Notes
9.540%(c)	03/29/49		GBP	200	337,419
Heta Asset Resolution AG (Austria),
Sr. Unsec’d. Notes, MTN
0.152%(c)	03/20/15		EUR	3,800	3,972,846
HSH N Finance Guernsey Ltd. (Germany),
Gtd. Notes, MTN
0.532%(c)	12/21/15		EUR	2,600	3,155,658
ING Bank NV (Netherlands),
Covered Bonds, 144A
2.500%	01/14/16			1,700	1,732,632
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
5.017%	06/26/24	(g)		2,100	2,038,082
Itau Unibanco Holding SA (Brazil),
Sub. Notes, 144A
5.500%	08/06/22			3,600	3,618,000
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.700%	01/20/15			5,000	5,008,385
4.750%	03/01/15			5,600	5,632,015
Sr. Unsec’d. Notes, MTN
0.855%(c)	02/26/16			3,000	3,005,940
Sub. Notes, MTN
1.063%(c)	05/30/17		GBP	1,400	2,152,260
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17			900	998,896
Korea Finance Corp. (South Korea),
Sr. Unsec’d. Notes
3.250%	09/20/16			1,000	1,030,610
Kreditanstalt Fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes, MTN
6.250%	05/19/21		AUD	1,700	1,638,614

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes, MTN
5.375%	04/23/24		NZD	2,600	$2,165,471
7.000%	05/10/17		NZD	300	248,886
LBG Capital No. 2 PLC (United Kingdom),
Gtd. Notes
15.000%	12/21/19		GBP	2,880	6,158,604
Lloyds Bank PLC (United Kingdom),
Covered Bonds, MTN
4.875%	03/30/27		GBP	1,500	2,880,019
Gtd. Notes, MTN, 144A
4.375%	01/12/15			1,100	1,100,781
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49			2,600	3,692,000
National Bank of Greece SA (Greece),
Covered Bonds
3.875%	10/07/16		EUR	1,500	1,840,719
Norddeutsche Landesbank Girozentrale (Germany),
Pfandbriefe, 144A
0.875%	10/16/15			7,000	7,011,480
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.550%	09/18/15			4,800	4,848,058
Santander US Debt SA Unipersonal (Spain),
Gtd. Notes, 144A
3.724%	01/20/15			2,500	2,503,423
Sberbank of Russia Via SB Capital SA (Russia),
Sr. Unsec’d. Notes
5.499%	07/07/15			2,700	2,673,000
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.875%	10/02/19			1,900	1,876,693
Covered Bonds, MTN
4.250%	10/10/17		AUD	3,800	3,197,464
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
2.731%(c)	04/20/16			200	199,500
VTB Bank OJSC Via VTB Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.465%	03/04/15	(g)		3,000	2,979,246
Wells Fargo & Co.,
Jr. Sub. Notes
7.980%(c)	03/29/49			5,500	6,070,625
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
1.850%	11/26/19			2,200	2,200,605

					249,652,455

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.125%	01/15/15			6,495	6,501,060
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.100%	01/15/15			800	800,642
SABMiller Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
1.850%	01/15/15			3,900	3,901,505
2.450%	01/15/17			1,000	1,020,268

					12,223,475

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Beverages (continued)
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	01/15/15			4,500	4,505,784
Morgan Stanley,
Sr. Unsec’d. Notes
3.800%	04/29/16			800	826,415
Sr. Unsec’d. Notes, MTN
0.502%(c)	01/16/17		EUR	100	120,934
6.000%	04/28/15			400	406,474
6.625%	04/01/18			1,800	2,050,263

					7,909,870

Commercial Services & Supplies
Veolia Environnement SA (France),
Sr. Unsec’d. Notes, MTN
1.750%	06/17/15		EUR	118	143,240

Communications Equipment — 0.1%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
0.284%(c)	09/03/15			6,900	6,900,179

Consumer Finance — 0.2%
Ally Financial, Inc.,
Gtd. Notes
2.750%	01/30/17			2,600	2,591,888
3.500%	07/18/16			11,500	11,629,375
4.625%	06/26/15			2,600	2,619,500
Navient Corp.,
Sr. Unsec’d. Notes, MTN
6.000%	01/25/17			400	419,000

					17,259,763

Diversified Financial Services — 0.3%
Cedulas TDA 6 Fondo de Titulizacion de Activos (Spain),
Covered Bonds
3.875%	05/23/25		EUR	900	1,293,349
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.875%	01/15/15			2,100	2,101,590
5.625%	09/15/15			1,000	1,031,843
7.000%	04/15/15			3,200	3,255,062
12.000%	05/15/15			7,700	8,002,972
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.664%(c)	06/01/16			1,700	1,696,289
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	09/01/18			3,200	3,584,000
LeasePlan Corp. NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.500%	05/16/18			2,100	2,100,901
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(i)
2.851%	12/23/24	(g)		200	29,000
2.907%	11/16/24	(g)		400	57,500
5.625%	N/A			1,700	248,625

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Northern Rock Asset Management PLC (United Kingdom),
Covered Bonds, MTN
3.625%	04/20/15		EUR	2,000	$2,444,007
OneMain Financial Holdings, Inc.,
Gtd. Notes, 144A
6.750%	12/15/19			400	408,000
7.250%	12/15/21			300	307,500
Rio Oil Finance Trust (Brazil),
Sr. Sec’d. Notes, 144A
6.250%	07/06/24			1,700	1,625,761
UBS AG (Switzerland),
Sr. Unsec’d. Notes
5.875%	12/20/17			100	111,659

					28,298,058

Diversified Telecommunication Services — 0.6%
Altice SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.750%	05/15/22			4,400	4,408,250
BellSouth Corp.,
Gtd. Notes, 144A
4.020%	04/26/21	(g)		7,100	7,169,878
4.973%	04/26/21			8,000	8,078,736
Bharti Airtel International Netherlands BV (India),
Gtd. Notes, RegS, 144A
3.375%	05/20/21		EUR	500	641,485
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
5.750%	03/23/16			900	950,397
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, RegS
4.750%	02/16/21			4,000	4,305,000
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
6.000%	12/01/16			1,930	2,018,828
8.375%	08/15/17			1,400	1,510,250
9.125%	03/01/17			3,800	4,179,810
Telecom Italia Capital SA (Italy),
Gtd. Notes
5.250%	10/01/15			5,000	5,100,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.771%(c)	09/15/16			3,900	3,970,707
2.500%	09/15/16			4,652	4,755,158
3.000%	11/01/21			100	98,623
3.500%	11/01/24			700	687,749
Sr. Unsec’d. Notes, 144A
0.435%(c)	03/06/15			200	200,020
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.000%	04/15/21		GBP	1,200	1,968,516
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
0.617%(c)	02/19/16			1,800	1,799,584

					51,842,991

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities — 0.1%
Abu Dhabi National Energy Co. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	01/12/18	3,000	$3,015,204
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
0.691%(c)	01/20/17	1,300	1,303,539
1.150%	01/20/17	400	399,751
Entergy Gulf States Louisiana LLC,
First Mortgage
3.950%	10/01/20	1,700	1,819,119
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	09/19/22	500	500,196
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20	250	293,719
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
0.433%(c)	05/11/15	4,500	4,500,468
Red Oak Power LLC,
Sr. Sec’d. Notes
8.540%	11/30/19	921	982,817

			12,814,813

Food & Staples Retailing — 0.1%
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	05/18/15	6,965	7,032,094

Food Products — 0.1%
General Mills, Inc.,
Sr. Unsec’d. Notes
0.533%(c)	01/29/16	200	200,049
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes
1.625%	06/04/15	3,499	3,513,909
Kroger Co. (The),
Sr. Unsec’d. Notes
0.758%(c)	10/17/16	2,200	2,196,429

			5,910,387

Health Care Providers & Services
HCA, Inc.,
Gtd. Notes
6.375%	01/15/15	300	300,000

Independent Power & Renewable Electricity Producers
Dynegy Finance I, Inc./Dynegy Finance II, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/19	2,700	2,747,250
7.375%	11/01/22	700	712,250
7.625%	11/01/24	300	306,000

			3,765,500

Internet Software & Services — 0.2%
Alibaba Group Holding Ltd. (China),
Gtd. Notes, 144A
2.500%	11/28/19	7,200	7,102,922
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.250%	08/06/18	3,900	3,986,635

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Internet Software & Services (continued)
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A
3.375%	05/02/19	3,500	$3,557,530
Sr. Unsec’d. Notes, RegS
3.375%	03/05/18	1,600	1,638,066

			16,285,153

Media — 0.2%
DISH DBS Corp.,
Gtd. Notes
7.125%	02/01/16	6,175	6,491,469
7.750%	05/31/15	3,400	3,489,250
New York Times Co. (The),
Sr. Unsec’d. Notes
5.000%	03/15/15	800	805,000
Pearson Dollar Finance Two PLC (United Kingdom),
Gtd. Notes, 144A
6.250%	05/06/18	1,000	1,118,042
Viacom, Inc.,
Sr. Unsec’d. Notes
4.250%	09/15/15	1,370	1,402,253

			13,306,014

Metals & Mining
Bao-trans Enterprises Ltd. (China),
Sr. Unsec’d. Notes, RegS
3.750%	12/12/18	900	916,946
Gerdau Trade, Inc. (Brazil),
Gtd. Notes, 144A
5.750%	01/30/21	1,000	1,015,500

			1,932,446

Oil, Gas & Consumable Fuels — 0.9%
BG Energy Capital PLC (United Kingdom),
Gtd. Notes, 144A
2.875%	10/15/16	1,000	1,025,008
California Resources Corp.,
Gtd. Notes, 144A
6.000%	11/15/24	4,900	4,140,500
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
0.632%(c)	03/30/16	4,000	3,992,872
CNPC General Capital Ltd. (Hong Kong),
Gtd. Notes, 144A
1.133%(c)	05/14/17	2,600	2,604,131
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23	6,000	6,352,500
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, RegS
9.250%	04/23/19	2,500	2,548,750
Harvest Operations Corp. (Canada),
Gtd. Notes, 144A
2.125%	05/14/18	2,100	2,085,995
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.350%	06/30/21	3,570	3,337,950

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.300%	05/20/23	4,200	$4,011,000
Petrobras Global Finance BV (Brazil),
Gtd. Notes
2.603%(c)	03/17/17	4,200	3,877,020
6.250%	03/17/24	4,800	4,567,392
Petrobras International Finance Co. (Brazil),
Gtd. Notes
2.875%	02/06/15	2,400	2,390,136
7.875%	03/15/19	400	420,948
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes, RegS
5.250%	04/12/17	5,000	2,250,000
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.000%	03/05/20	4,000	4,490,000
8.000%	05/03/19	10,000	11,825,000
Shell International Finance BV (Netherlands),
Gtd. Notes
0.442%(c)	11/15/16	1,400	1,400,496
Sinopec Group Overseas Development Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24	10,600	11,118,775
Spectra Energy Capital LLC,
Gtd. Notes
6.200%	04/15/18	700	777,812
Statoil ASA (Norway),
Gtd. Notes
0.692%(c)	11/08/18	4,500	4,506,759
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes, 144A
5.500%	10/15/19	900	893,250
6.250%	10/15/22	1,000	997,500
Thai Oil PCL (Thailand),
Sr. Unsec’d. Notes, 144A
3.625%	01/23/23	3,000	2,948,757

			82,562,551

Pharmaceuticals
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC
(Israel),
Gtd. Notes
3.000%	06/15/15	1,281	1,293,172
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.750%	08/15/21	2,200	2,299,000

			3,592,172

Real Estate Investment Trusts (REITs) — 0.1%
Goodman Funding Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%	11/12/20	300	345,510
6.375%	04/15/21	2,325	2,675,352
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
5.875%	05/15/15	300	305,598

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Kilroy Realty LP,
Gtd. Notes
5.000%	11/03/15		1,300	$1,340,034

				4,666,494

Road & Rail
Hellenic Railways Organization SA (Greece),
Gov’t. Gtd. Notes
4.028%	03/17/17	EUR	900	883,218

Specialty Retail
Autozone, Inc.,
Sr. Unsec’d. Notes
6.950%	06/15/16		2,400	2,599,034

Technology Hardware, Storage & Peripherals
Apple, Inc.,
Sr. Unsec’d. Notes
2.850%	05/06/21		400	409,184

Tobacco
Altria Group, Inc.,
Gtd. Notes
9.250%	08/06/19		222	285,324
9.700%	11/10/18		222	281,897
Reynolds American, Inc.,
Gtd. Notes
1.050%	10/30/15		700	700,762

				1,267,983

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.450%	12/05/22	MXN	65,000	4,306,532
7.125%	12/09/24	MXN	23,000	1,535,854
T-Mobile USA, Inc.,
Gtd. Notes
6.375%	03/01/25		1,950	1,981,200

				7,823,586

TOTAL CORPORATE BONDS (cost $573,015,369)				565,251,745

FOREIGN GOVERNMENT BONDS — 7.5%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.250%	03/23/22	AUD	4,300	3,937,346
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
5.250%	03/15/19	AUD	4,700	4,306,124
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.950%	02/11/20	EUR	2,300	3,084,612
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes, 144A
4.000%	04/14/19		3,300	3,250,500
5.750%	09/26/23		1,300	1,339,000
Belgium Government International Bond (Belgium),
Sr. Unsec’d. Notes, MTN, 144A
2.750%	03/05/15		700	702,792

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/25	BRL	50,200	$16,522,263
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18	EUR	14,200	18,771,880
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20		800	858,000
Deutsche Bundesrepublik Inflation Linked (Germany),
Bonds, TIPS
0.100%	04/15/23	EUR	800	1,047,905
1.500%	04/15/16	EUR	2,000	2,837,316
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes
1.050%	06/20/23	JPY	150,000	1,332,547
Dexia Municipal Agency SA (France),
Covered Bonds, MTN
5.250%	02/16/17		700	757,032
El Salvador Government International Bond (El Salvador),
Unsec’d. Notes, 144A
6.375%	01/18/27		3,300	3,308,250
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	09/01/23	AUD	600	367,463
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	08/10/23	AUD	2,900	1,780,137
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.000%	09/23/21		7,200	7,328,736
Export Development Canada (Canada),
Sr. Unsec’d. Notes
3.875%	03/16/17	NZD	2,800	2,180,410
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
4.000%	01/29/21		300	320,854
5.000%	04/11/22		2,600	2,959,315
France Government Bond OAT (France),
Bonds
1.000%	05/25/18	EUR	10,700	13,380,224
1.750%	05/25/23	EUR	1,400	1,854,966
1.750%	11/25/24	EUR	4,400	5,790,637
3.250%	05/25/45	EUR	3,600	5,708,370
3.500%	04/25/26	EUR	1,300	1,988,145
4.000%	10/25/38	EUR	3,900	6,769,627
4.500%	04/25/41	EUR	7,600	14,404,925
Bonds, TIPS
0.100%	07/25/21	EUR	2,500	3,148,053
0.250%	07/25/18	EUR	2,500	3,205,698
1.000%	07/25/17	EUR	300	423,519
1.600%	07/25/15	EUR	1,000	1,455,464
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes, MTN
3.800%	08/08/17	JPY	150,000	1,028,978
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes, MTN
4.530%	03/17/16	CAD	100	87,368
5.000%	04/10/17		500	535,801

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
4.500%	08/16/16	NZD	1,000	$787,658
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
1.150%	05/15/17	EUR	3,700	4,531,344
3.000%	11/01/15	EUR	1,200	1,482,563
3.750%	08/01/15	EUR	500	616,602
3.750%	04/15/16	EUR	4,600	5,800,567
3.750%	08/01/16	EUR	7,100	9,031,728
3.750%	09/01/24	EUR	21,700	30,640,375
4.500%	05/01/23	EUR	10,600	15,633,092
4.500%	03/01/24	EUR	27,600	41,098,254
4.750%	05/01/17	EUR	100	132,589
5.000%	09/01/40	EUR	400	639,077
5.500%	09/01/22	EUR	9,700	15,066,275
5.500%	11/01/22	EUR	5,000	7,780,146
Bonds, 144A
4.750%	09/01/44	EUR	2,000	3,134,376
Bonds, TIPS
1.700%	09/15/18	EUR	2,200	2,795,209
2.100%	09/15/16	EUR	600	794,708
2.100%	09/15/17	EUR	200	292,520
2.100%	09/15/21	EUR	4,700	6,664,150
2.550%	09/15/41	EUR	700	1,019,725
3.100%	09/15/26	EUR	100	153,183
4.750%	09/15/16	EUR	6,300	8,170,400
Sr. Unsec’d. Notes
3.750%	05/01/21	EUR	2,000	2,777,827
Sr. Unsec’d. Notes, 144A
4.750%	08/01/23	EUR	23,600	35,482,388
4.750%	09/01/28	EUR	1,600	2,446,321
Sr. Unsec’d. Notes, TIPS
2.250%	04/22/17	EUR	400	498,777
Unsec’d. Notes, TIPS, 144A
2.350%	09/15/24	EUR	10,400	14,071,684
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, MTN
6.000%	08/04/28	GBP	2,100	4,009,147
Mexican Bonos (Mexico),
Bonds
4.750%	06/14/18	MXN	15,469	1,046,146
6.500%	06/09/22	MXN	50,000	3,553,253
7.500%	06/03/27	MXN	264,500	20,006,230
7.750%	05/29/31	MXN	21,400	1,647,435
8.500%	11/18/38	MXN	20,000	1,676,166
10.000%	12/05/24	MXN	24,900	2,210,548
Sr. Unsec’d. Notes
7.750%	11/23/34	MXN	17,300	1,341,915
Mexican Bonos de Proteccion al Ahorro (Mexico),
Bonds
3.000%(c)	01/04/18	MXN	53,400	3,720,424
Mexican Udibonos (Mexico),
Bonds, TIPS
4.000%	11/15/40	MXN	2,800	1,122,862
4.000%	11/08/46	MXN	23,500	9,564,173
4.500%	12/04/25	MXN	1,100	463,498
New South Wales Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
6.000%	02/01/18	AUD	900	814,125

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
6.000%	03/01/22	AUD	2,800	$2,760,241
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	11,900	9,540,645
6.000%	12/15/17	NZD	1,500	1,249,826
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
8.375%	06/17/19		1,000	1,270,500
Province of British Columbia (Canada),
Unsec’d. Notes
4.300%	06/18/42	CAD	300	312,314
Province of Ontario (Canada),
Bonds
4.000%	06/02/21	CAD	2,900	2,775,019
Sr. Unsec’d. Notes
2.450%	06/29/22		800	796,408
4.000%	10/07/19		600	656,202
Unsec’d. Notes
3.150%	06/02/22	CAD	7,500	6,824,884
3.450%	06/02/45	CAD	7,000	6,225,107
3.500%	06/02/24	CAD	3,000	2,773,877
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	CAD	200	221,964
Notes
4.250%	12/01/21	CAD	1,100	1,068,860
Notes, MTN
7.295%	07/22/26		2,400	3,252,314
Sr. Unsec’d. Notes, MTN
2.750%	08/25/21		2,200	2,244,682
Unsec’d. Notes
3.500%	12/01/22	CAD	1,600	1,485,102
3.750%	09/01/24	CAD	1,600	1,502,827
Queensland Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes, 144A
4.250%	07/21/23	AUD	2,200	1,961,048
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes, 144A
2.875%	07/08/21	EUR	5,600	6,861,001
6.875%	03/09/17		5,940	6,556,453
Sr. Unsec’d. Notes, RegS
6.875%	01/17/18		1,800	2,034,000
Republic of Korea (South Korea),
Sr. Unsec’d. Notes
4.125%	06/10/44		3,300	3,843,972
Republic of Peru (Peru),
Sr. Unsec’d. Notes
7.125%	03/30/19		3,600	4,257,000
Republic of South Africa (South Africa),
Bonds
8.000%	12/21/18	ZAR	6,700	593,449
Sr. Unsec’d. Notes
3.750%	07/24/26	EUR	2,500	3,221,766
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes
1.750%	10/09/17	EUR	800	998,113
5.125%	03/30/26	EUR	1,000	1,534,105
Sr. Unsec’d. Notes, 144A
4.125%	02/18/19		1,800	1,885,536
4.700%	11/01/16	EUR	2,700	3,495,350

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
5.250%	02/18/24		4,700	$5,164,125
Sr. Unsec’d. Notes, RegS
4.125%	02/18/19		4,500	4,713,840
5.250%	02/18/24		1,400	1,538,250
5.500%	10/26/22		800	887,000
Spanish Government Bond (Spain),
Bonds
2.100%	04/30/17	EUR	10,300	12,923,203
3.150%	01/31/16	EUR	600	747,827
3.300%	07/30/16	EUR	7,400	9,348,745
3.750%	10/31/15	EUR	2,600	3,229,511
Bonds, 144A
3.800%	04/30/24	EUR	33,700	48,786,521
5.150%	10/31/28	EUR	100	162,070
5.150%	10/31/44	EUR	7,000	12,111,700
5.400%	01/31/23	EUR	20,700	32,757,153
Sr. Unsec’d. Notes
3.800%	01/31/17	EUR	2,800	3,621,389
5.500%	07/30/17	EUR	2,200	2,999,407
Sr. Unsec’d. Notes, 144A
4.400%	10/31/23	EUR	4,300	6,436,706
Sr. Unsec’d. Notes, MTN
5.250%	04/06/29	GBP	200	361,426
United Kingdom Gilt (United Kingdom),
Bonds
4.250%	06/07/32	GBP	500	1,005,923
4.250%	03/07/36	GBP	400	816,563
4.250%	12/07/40	GBP	3,100	6,480,604
Unsec’d. Notes
3.250%	01/22/44	GBP	12,800	23,015,741
3.500%	01/22/45	GBP	2,200	4,136,771
4.500%	09/07/34	GBP	200	418,257
Xunta de Galicia (Spain),
Sr. Unsec’d. Notes
5.763%	04/03/17	EUR	2,900	3,890,775

TOTAL FOREIGN GOVERNMENT BONDS (cost $693,173,374)				667,247,789

MUNICIPAL BONDS — 0.4%
California — 0.2%
Los Angeles Community College District,
General Obligation Unlimited, BABs
6.750%	08/01/49		2,700	3,988,062
San Diego County Regional Airport Authority,
Revenue Bonds, BABs
6.628%	07/01/40		1,100	1,254,264
State of California,
General Obligation Unlimited
5.000%	11/01/37		45	48,972
General Obligation Unlimited, BABs
7.550%	04/01/39		1,600	2,466,304
7.600%	11/01/40		3,000	4,749,270
7.625%	03/01/40		200	306,990
7.950%	03/01/36		3,800	4,719,372

				17,533,234

Georgia — 0.1%
Municipal Electric Authority of Georgia,
Revenue Bonds, BABs
6.655%	04/01/57		4,000	5,256,160

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
MUNICIPAL BONDS (continued)
Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40		600	$755,976

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
5.000%	01/01/27		500	579,130

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.687%	11/15/40		1,500	2,068,050
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62		6,600	6,965,244
5.750%	11/01/30		1,200	1,349,484

				10,382,778

Ohio
American Municipal Power, Inc.,
Revenue Bonds, BABs
5.939%	02/15/47		700	882,133
8.084%	02/15/50		800	1,304,240

				2,186,373

TOTAL MUNICIPAL BONDS (cost $34,242,521)				36,693,651

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.1%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
2.758%(c)	09/25/35		247	218,593
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
1.832%(c)	09/25/45		165	158,763
Banc of America Funding Corp.,
Series 2006-8T2, Class A10
5.753%	10/25/36		45	36,645
Series 2006-J, Class 4A1
2.824%(c)	01/20/47		1,380	1,096,990
Banc of America Funding Ltd.,
Series 2012-R5, Class A, 144A
0.417%(c)	10/03/39		2,117	2,117,179
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
3.569%(c)	05/25/35		783	722,471
Series 2005-E, Class 2A1
2.654%(c)	06/25/35		90	86,506
Series 2005-H, Class 2A1
2.698%(c)	09/25/35		49	44,619
Series 2005-H, Class 2A5
2.698%(c)	09/25/35		579	532,223
Bancaja 8 Fondo de Titulizacion de Activos (Spain),
Series 8, Class A
0.318%(c)	10/25/37	EUR	495	580,727
BCAP LLC Trust,
Series 2011-RR4, Class 7A2, 144A
14.434%(c)	04/26/37		207	54,712
Series 2011-RR4, Class 8A2, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
10.294%(c)	02/26/36	2,437	$1,048,151
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37	614	638,650
Series 2011-RR5, Class 12A1, 144A
5.413%(c)	03/26/37	244	240,112
Series 2011-RR5, Class 12A2, 144A
5.413%(c)	03/26/37	1,852	638,683
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
2.475%(c)	08/25/33	12	12,164
Series 2003-7, Class 6A
2.488%(c)	10/25/33	8	8,174
Series 2003-9, Class 2A1
2.786%(c)	02/25/34	118	115,340
Series 2004-2, Class 22A
2.647%(c)	05/25/34	26	25,028
Series 2004-10, Class 13A1
2.539%(c)	01/25/35	146	140,988
Series 2004-10, Class 21A1
2.811%(c)	01/25/35	212	213,760
Series 2004-10, Class 22A1
2.523%(c)	01/25/35	77	74,292
Series 2005-1, Class 2A1
2.659%(c)	03/25/35	57	55,745
Series 2005-2, Class A1
2.580%(c)	03/25/35	166	168,115
Series 2005-2, Class A2
2.515%(c)	03/25/35	40	40,713
Series 2005-4, Class 3A1
2.611%(c)	08/25/35	827	723,060
Series 2005-5, Class A1
2.211%(c)	08/25/35	15	14,891
Series 2005-5, Class A2
2.311%(c)	08/25/35	108	108,307
Bear Stearns Alt-A Trust,
Series 2005-7, Class 22A1
2.595%(c)	09/25/35	322	274,303
Series 2005-9, Class 24A1
2.646%(c)	11/25/35	157	122,476
Series 2005-10, Class 24A1
2.350%(c)	01/25/36	266	212,988
Series 2006-2, Class 23A1
2.865%(c)	03/25/36	267	195,047
Series 2006-4, Class 21A1
2.514%(c)	08/25/36	229	166,997
Series 2006-5, Class 2A2
2.830%(c)	08/25/36	356	258,980
Series 2006-6, Class 32A1
2.541%(c)	11/25/36	514	352,863
Series 2006-8, Class 3A1
0.330%(c)	02/25/34	107	95,432
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
2.512%(c)	01/26/36	1,670	1,327,642
Series 2007-R6, Class 2A1
2.439%(c)	12/26/46	978	766,374

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Berica ABS Srl (Italy),
Series 2011-1, Class A1
0.379%(c)	12/31/55	EUR	1,054	$1,264,780
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
2.622%(c)	03/25/34		66	65,160
Series 2005-6, Class A1
2.230%(c)	09/25/35		23	22,584
Series 2005-6, Class A2
2.280%(c)	09/25/35		39	39,151
Series 2005-10, Class 1A2A
2.566%(c)	12/25/35		79	60,644
Series 2005-11, Class A2A
2.540%(c)	10/25/35		1,871	1,851,044
Countrywide Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35		17	15,544
Series 2005-56, Class 2A2
2.153%(c)	11/25/35		23	19,339
Series 2005-56, Class 2A3
1.613%(c)	11/25/35		23	18,697
Series 2005-62, Class 2A1
1.113%(c)	12/25/35		433	359,979
Series 2005-76, Class 2A1
1.113%(c)	02/25/36		23	20,487
Series 2005-81, Class A1
0.450%(c)	02/25/37		2,436	1,906,459
Series 2006-2CB, Class A14
5.500%	03/25/36		51	40,560
Series 2006-15CB, Class A1
6.500%	06/25/36		159	127,756
Series 2006-OA11, Class A1B
0.360%(c)	09/25/46		130	109,113
Series 2006-OA19, Class A1
0.345%(c)	02/20/47		670	495,101
Series 2006-OA22, Class A1
0.330%(c)	02/25/47		199	174,887
Series 2007-OA4, Class A1
0.340%(c)	05/25/47		911	760,736
Series 2007-16CB, Class 5A1
6.250%	08/25/37		44	36,809
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
2.589%(c)	08/25/34		141	124,207
Series 2004-12, Class 12A1
2.465%(c)	08/25/34		401	347,214
Series 2004-22, Class A3
2.415%(c)	11/25/34		28	26,745
Series 2004-HYB5, Class 2A1
2.350%(c)	04/20/35		94	94,988
Series 2005-2, Class 1A1
0.490%(c)	03/25/35		918	697,019
Series 2005-9, Class 1A1
0.470%(c)	05/25/35		937	802,170
Series 2005-HYB6, Class 5A1
5.024%(c)	10/20/35		209	188,495
Series 2005-HYB9, Class 5A1
2.330%(c)	02/20/36		447	380,478

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Countrywide Home Loan REMIC Trust,
Series 2005-R2, Class 1AF1, 144A
0.495%(c)	06/25/35		32	$28,660
Credit Suisse Commercial Mortgage,
Series 2010-18R, Class 4A4, 144A
2.483%(c)	04/26/38		1,700	1,652,823
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A1
2.472%(c)	08/25/33		20	19,948
Series 2004-AR6, Class 9A2
0.910%(c)	10/25/34		86	83,588
Credit Suisse Mortgage Capital Certificates,
Series 2007-3, Class 1A6A
5.579%(c)	04/25/37		264	146,690
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3, Class 3A1
5.000%	10/25/18		116	118,379
Series 2006-AB4, Class A1B1
0.270%(c)	10/25/36		14	8,992
Series 2006-AB4, Class A6A2
5.886%	10/25/36		109	89,842
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3C
0.719%(c)	12/10/44	GBP	1,999	2,994,044
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35		154	168,769
Series 2006-16, Class FC
0.452%(c)	03/25/36		70	70,715
Series 2006-118, Class A2
0.219%(c)	12/25/36		104	102,857
Series 2011-3, Class FA
0.832%(c)	02/25/41		377	381,316
F-E Mortgages Srl (Italy),
Series 1, Class A1
0.414%(c)	12/15/43	EUR	2,579	3,092,135
First Horizon Alternative Mortgage Securities,
Series 2005-AA1, Class 1A1
2.225%(c)	03/25/35		724	577,438
First Horizon Asset Securities, Inc.,
Series 2007-AR1, Class 1A1
2.596%(c)	05/25/37		643	515,156
Fosse Master Issuer PLC (United Kingdom),
Series 2012-1A, Class 2B2, 144A
2.658%(c)	10/18/54	GBP	2,000	3,151,266
Freddie Mac Reference REMICS,
Series R006, Class ZA
6.000%	04/15/36		268	301,014
Freddie Mac REMICS,
Series 2906, Class GZ
5.000%	09/15/34		659	721,308
Series 3172, Class FK
0.611%(c)	08/15/33		374	375,482
Series 3174, Class FM
0.401%(c)	05/15/36		16	16,341
Freddie Mac Strips,
Series 278, Class F1
0.611%(c)	09/15/42		1,314	1,324,243

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
2.006%(c)	04/24/47	GBP	400	$627,955
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.465%(c)	03/20/37		343	343,630
Granite Master Issuer PLC (United Kingdom),
Series 2005-1, Class A4
0.355%(c)	12/20/54		467	463,678
Granite Mortgages PLC (United Kingdom),
Series 2003-2, Class 1A3
0.731%(c)	07/20/43		408	407,002
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
2.787%(c)	10/25/33		648	634,001
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.911%(c)	03/25/33		9	8,343
Series 2005-AR1, Class 1A1
2.813%(c)	01/25/35		43	42,134
Series 2005-AR2, Class 2A1
2.666%(c)	04/25/35		389	386,226
Series 2005-AR3, Class 6A1
2.609%(c)	05/25/35		447	412,460
Series 2006-AR1, Class 2A1
2.633%(c)	01/25/36		240	223,041
Harborview Mortgage Loan Trust,
Series 2003-1, Class A
2.483%(c)	05/19/33		26	25,834
Series 2004-1, Class 2A
2.330%(c)	04/19/34		143	142,635
Series 2005-2, Class 2A1A
0.384%(c)	05/19/35		794	658,831
Series 2005-4, Class 3A1
2.601%(c)	07/19/35		54	49,153
Series 2005-10, Class 2A1A
0.474%(c)	11/19/35		852	718,556
Series 2006-5, Class 2A1A
0.344%(c)	07/19/46		145	92,444
Series 2006-SB1, Class A1A
0.963%(c)	12/19/36		492	401,162
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
2.749%(c)	11/25/35		109	98,079
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR12, Class 2A1A
0.410%(c)	07/25/35		95	85,725
Series 2006-AR12, Class A1
0.360%(c)	09/25/46		360	307,416
JP Morgan Mortgage Trust,
Series 2003-A2, Class 3A1
1.990%(c)	11/25/33		15	14,578
Series 2005-A2, Class 7CB1
2.643%(c)	04/25/35		102	102,824
Series 2005-A6, Class 2A1
2.550%(c)	08/25/35		57	55,870
Series 2005-ALT1, Class 3A1
2.369%(c)	10/25/35		144	116,918

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-A1, Class 3A2
2.841%(c)	02/25/36		71	$62,922
Series 2007-A1, Class 1A1
2.552%(c)	07/25/35		62	62,381
Series 2007-S3, Class 1A90
7.000%	08/25/37		344	318,252
Lanark Master Issuer PLC (United Kingdom),
Series 2012-2A, Class 1A, 144A
1.633%(c)	12/22/54		1,083	1,092,306
Leek Finance Number Eighteen PLC (United Kingdom),
Series 18A, Class A2D, 144A
0.507%(c)	09/21/38		3,462	3,574,953
Ludgate Funding PLC (United Kingdom),
Series 2007-1, Class A2B
0.243%(c)	01/01/61	EUR	2,231	2,490,217
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.213%(c)	12/15/49	GBP	3,275	4,987,514
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.193%(c)	12/25/33		136	136,113
Merrill Lynch Mortgage Investors Trust,
Series 2003-A2, Class 1A1
2.220%(c)	02/25/33		89	84,840
Series 2005-2, Class 1A
1.582%(c)	10/25/35		70	68,410
Series 2005-2, Class 2A
2.350%(c)	10/25/35		542	545,897
Series 2005-A8, Class A3A2
0.420%(c)	08/25/36		21	20,330
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR, Class 5A4
2.180%(c)	06/25/36		187	178,550
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.606%(c)	10/07/20		332	333,953
Series 2010-R2, Class 1A
0.526%(c)	11/06/17		304	304,606
Series 2010-R3, Class 1A
0.716%(c)	12/08/20		274	277,026
Series 2010-R3, Class 2A
0.717%(c)	12/08/20		1,985	2,003,852
Newgate Funding PLC (United Kingdom),
Series 2006-1, Class MB
0.312%(c)	12/01/50	EUR	704	792,203
Series 2007-1X, Class A3
0.720%(c)	12/01/50	GBP	3,200	4,556,559
Series 2007-3X, Class A2B
0.684%(c)	12/15/50	EUR	3,004	3,498,642
Series 2007-3X, Class A3
1.563%(c)	12/15/50	GBP	1,539	2,326,403
Series 2007-3X, Class BA
1.813%(c)	12/15/50	GBP	385	554,024
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
2.496%(c)	08/25/33		77	79,628

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Puma Finance Ltd. (Australia),
Series G5, Class A1, 144A
0.371%(c)	02/21/38		92	$91,435
Residential Accredit Loans, Inc.,
Series 2005-QS13, Class 2A3
5.750%	09/25/35		180	162,883
Series 2006-QO6, Class A1
0.350%(c)	06/25/46		767	343,121
Series 2007-QO2, Class A1
0.320%(c)	02/25/47		370	211,256
Residential Asset Securitization Trust,
Series 2005-A4, Class A1
0.605%(c)	04/25/35		420	320,981
Series 2006-R1, Class A2
0.552%(c)	01/25/46		109	57,018
Residential Funding Mortgage Securities I,
Series 2005-SA4, Class 1A21
2.957%(c)	09/25/35		439	343,745
Series 2006-SA1, Class 2A1
3.820%(c)	02/25/36		97	85,605
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B
0.723%(c)	12/15/43	GBP	992	1,434,974
Series 2007-1X, Class M1B
0.783%(c)	12/15/43	GBP	1,024	1,441,853
RMAC PLC (United Kingdom),
Series 2004-NSP4, Class A2
0.753%(c)	12/12/36	GBP	1,157	1,705,955
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS3X, Class A2A
0.713%(c)	06/12/44	GBP	2,985	4,367,847
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1
0.365%(c)	07/20/36		213	197,813
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
2.527%(c)	02/25/34		236	237,205
Series 2004-4, Class 3A2
2.464%(c)	04/25/34		36	35,821
Series 2004-12, Class 7A1
2.499%(c)	09/25/34		33	32,402
Series 2004-18, Class 5A
2.586%(c)	12/25/34		56	54,293
Series 2005-1, Class 2A
2.392%(c)	02/25/35		6,072	5,977,463
Series 2005-18, Class 6A1
2.488%(c)	09/25/35		733	652,908
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5, Class 1A1
0.824%(c)	10/19/34		15	13,673
Series 2005-AR5, Class A2
0.414%(c)	07/19/35		277	265,281
Series 2006-AR3, Class 12A1
0.390%(c)	05/25/36		230	170,780
Series 2007-AR4, Class A3
0.390%(c)	09/25/47		694	550,420

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp. Trust,
Series 2006-11, Class A1, 144A
2.619%(c)	10/28/35		8	$7,288
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
4.013%(c)	11/07/40	AUD	151	123,537
TBW Mortgage Backed Pass-Through Certificates,
Series 2006-4, Class A6
5.970%	09/25/36		284	55,274
Thornburg Mortgage Securities Trust,
Series 2007-3, Class 2A1
1.420%(c)	06/25/47		153	136,514
Series 2007-3, Class 3A1
5.750%(c)	06/25/47		263	235,108
Torrens Trust (Australia),
Series 2007-1, Class A
3.062%(c)	10/19/38	AUD	117	94,909
Wachovia Mortgage Loan Trust LLC,
Series 2007-A, Class 3A1
2.440%(c)	03/20/37		262	250,952
Washington Mutual Alternative Mortgage Pass-Through Certificates,
Series 2005-2, Class 1A3
0.620%(c)	04/25/35		1,383	1,068,956
Series 2006-AR5, Class 3A
1.055%(c)	07/25/46		62	35,882
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A
1.313%(c)	11/25/42		2	1,819
Series 2003-AR5, Class A7
2.443%(c)	06/25/33		10	9,617
Series 2005-AR10, Class 3A1
5.199%(c)	08/25/35		14	13,097
Series 2005-AR16, Class 1A3
2.355%(c)	12/25/35		923	875,733
Series 2006-AR2, Class 2A1
3.892%(c)	03/25/36		329	298,665
Series 2006-AR5, Class A12A
1.093%(c)	06/25/46		64	58,548
Series 2006-AR7, Class 3A
2.163%(c)	07/25/46		338	304,023
Series 2006-AR10, Class 1A2
2.232%(c)	09/25/36		92	82,379
Series 2006-AR13, Class 2A
2.163%(c)	10/25/46		36	32,798
Series 2006-AR15, Class 2A
2.163%(c)	11/25/46		114	103,908
Series 2006-AR19, Class 1A1A
0.843%(c)	01/25/47		208	187,766
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR4, Class 1A3
2.615%(c)	04/25/35		2,712	2,799,054
Series 2004-S, Class A1
2.618%(c)	09/25/34		58	59,419
Series 2005-AR11, Class 1A1
2.615%(c)	06/25/35		211	209,365
Series 2006-AR2, Class 2A1
2.633%(c)	03/25/36		585	582,451
Series 2006-AR2, Class 2A3

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.615%(c)	03/25/36		418	$413,375
Series 2006-AR6, Class 3A1
2.578%(c)	03/25/36		266	257,393
Series 2006-AR8, Class 3A1
2.601%(c)	04/25/36		168	162,147
Series 2006-AR10, Class 5A6
2.618%(c)	07/25/36		327	314,956

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $96,553,042)				101,977,596

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
Federal Home Loan Mortgage Corp.
2.250%(c)	03/01/35		14	14,278
5.500%	10/01/36		24	26,314
Federal National Mortgage Assoc.
1.316%(c)	11/01/42-03/01/44		162	166,811
1.625%	11/27/18		8,100	8,139,002
2.010%(c)	06/01/35		42	44,021
2.392%(c)	09/01/19		1	878
3.500%	TBA		5,000	5,274,120
3.500%	TBA		38,000	40,143,436
4.000%	08/01/41		250	267,613
4.295%	06/01/21		2,941	3,255,554
4.500%	03/01/25-11/01/25		204	215,894
5.000%	04/01/30		561	622,042
5.500%	12/01/36		21	22,978
6.000%	06/01/38		203	233,340
1.875%	09/18/18		8,000	8,130,216
Government National Mortgage Assoc.
4.000%	11/15/40-11/15/43		2,519	2,733,673
4.500%	08/15/40-03/15/41		3,213	3,523,482
Overseas Private Investment Corp.
4.140%	05/15/30		960	1,054,310

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $73,192,949)				73,867,962

U.S. TREASURY OBLIGATIONS — 14.2%
U.S. Treasury Bonds
2.750%	08/15/42	(h)	600	599,813
3.000%	11/15/44		78,200	82,183,352
3.125%	11/15/41-08/15/44		7,900	8,515,202
3.375%	05/15/44		7,500	8,443,358
3.625%	08/15/43	(h)	3,100	3,645,650
3.750%	11/15/43		5,300	6,371,178
U.S. Treasury Floating Rate Note
0.108%(c)	10/31/16		17,700	17,689,079
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/16-07/15/24		313,650	320,329,173
0.125%	01/15/23	(h)(k)	79,500	79,080,548
0.375%	07/15/23	(h)(k)	27,575	27,817,152
0.500%	04/15/15	(k)	2,700	2,919,792
0.625%	07/15/21-02/15/43		106,750	113,009,209
0.750%	02/15/42		7,000	7,147,411
1.125%	01/15/21		18,000	20,297,286

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
1.250%	07/15/20			30,400	$34,738,972
1.375%	02/15/44			34,600	39,898,346
1.375%	01/15/20	(h)		13,500	15,559,346
1.750%	01/15/28			10,220	13,114,076
1.875%	07/15/15			7,400	9,061,928
1.875%	07/15/19	(h)(k)		1,000	1,193,585
2.000%	01/15/16-01/15/26			27,700	37,238,181
2.125%	01/15/19	(h)		5,400	6,417,355
2.125%	02/15/40-02/15/41			4,400	6,261,731
2.375%	01/15/25-01/15/27			86,420	125,327,673
2.500%	01/15/29			32,900	45,150,409
3.625%	04/15/28			3,150	6,356,222
3.875%	04/15/29	(k)		17,280	35,723,395
U.S. Treasury Notes
2.125%	12/31/21			5,300	5,351,346
2.250%	11/15/24			182,400	183,625,546

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,267,630,791)					1,263,066,314

TOTAL LONG-TERM INVESTMENTS (cost $7,472,513,088)					8,402,757,269

			Shares
SHORT-TERM INVESTMENTS — 16.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 12.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,105,881,403; includes $513,991,932 of cash collateral for securities on loan)(b)(w)(Note 4)				1,105,881,403	1,105,881,403

			Principal Amount (000)#
FOREIGN TREASURY OBLIGATIONS(n) — 1.6%
Brazil Letras do Tesouro Nacional
11.151%	10/01/15		BRL	33,910	11,650,449
11.366%	10/01/15		BRL	76,470	26,272,775
Hellenic Republic Treasury Bills
2.018%	02/06/15		EUR	5,600	6,760,834
Italy Certificati di Credito del Tesoro
0.890%(s)	04/29/16		EUR	4,200	5,050,459
Mexico Cetes
2.760%	02/12/15		MXN	2,065,000	13,951,513
2.870%	05/14/15		MXN	1,325,000	8,881,620
2.920%	05/28/15		MXN	5,087,000	34,057,342
3.020%	02/19/15		MXN	321,250	2,169,269
3.040%	01/08/15		MXN	1,690,000	11,447,498
3.070%	01/22/15		MXN	1,425,000	9,642,238
3.090%	02/05/15		MXN	1,469,000	9,930,007

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $151,046,561)					139,814,004

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
REPURCHASE AGREEMENTS(m) — 1.0%
Barclays Capital, Inc.,
0.100%, dated 12/30/14, due 01/05/15 in the amount of $68,301,138		68,300	$68,300,000
Morgan Stanley & Co. LLC,
0.150%, dated 12/31/14, due 01/02/15 in the amount of $20,300,169		20,300	20,300,000

TOTAL REPURCHASE AGREEMENTS (cost $88,600,000)			88,600,000

CERTIFICATES OF DEPOSIT(n) — 0.5%
Banco Bilbao Vizcaya Argentaria (Spain)
0.007%(c)	10/23/15	7,500	7,491,555
1.075%(c)	05/16/16	3,250	3,246,795
Bank of Nova Scotia (Canada)
1.276%	02/10/15	6,700	5,759,070
Barclays Bank PLC (United Kingdom)
0.531%(c)	05/01/15	12,000	11,998,836
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
0.280%(c)	06/12/15	3,800	3,799,491
Credit Suisse (Switzerland)
0.465%(c)	03/17/15	600	599,946
Intesa Sanpaolo SpA (Italy)
1.033%	04/11/16	6,100	6,110,669
1.608%(c)	04/11/16	4,700	4,708,220
Itau Unibanco (Brazil)
1.151%	06/04/15	2,500	2,499,680

TOTAL CERTIFICATES OF DEPOSIT (cost $46,636,190)			46,214,262

U.S. TREASURY OBLIGATIONS(n) — 0.3%
U.S. Treasury Bills
0.020%	01/08/15(h)	393	392,999
0.045%	02/12/15(h)	76	75,999
0.045%	02/26/15(h)	131	131,000
0.045%	03/19/15	19,150	19,149,196
0.046%	02/26/15	200	199,999
0.047%	02/26/15	88	88,000
0.048%	02/26/15	1,077	1,076,996
0.058%	01/02/15	271	271,000
0.069%	05/07/15	536	535,916
0.070%	05/07/15	681	680,894
0.072%	05/28/15	782	781,794
0.072%	05/28/15	181	180,952
0.075%	05/28/15	562	561,852

TOTAL U.S. TREASURY OBLIGATIONS (cost $24,125,293)			24,126,597

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 0.2%
Federal Home Loan Bank
0.040%	01/07/15	20,200	20,199,865
Federal National Mortgage Assoc.
0.030%	01/22/15	500	499,991
0.040%	01/29/15	800	799,977
0.050%	02/02/15	400	399,979

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $21,899,813)			21,899,812

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
COMMERCIAL PAPER(n) — 0.2%
Ford Motor Credit Co. LLC
0.724%	03/03/15			100	$99,915
Greensill Capital SCF(original cost $1,750,512; purchased 09/03/14)(f)
0.575%	03/04/15	(g)		1,800	1,782,665
Vodafone Group PLC
0.513%	06/01/15			4,500	4,492,723
0.553%	04/01/15			7,800	7,793,868

TOTAL COMMERCIAL PAPER (cost $14,162,192)					14,169,171

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
WTI Crude Futures,
expiring 11/17/15, Strike Price $150.00				25	3,500

Put Options
Interest Rate Swap Options,				5,000	48,057
Pay a fixed rate of 3.45% and receive a floating rate based on 3-month LIBOR, expiring 09/21/15			Bank of America
Pay a fixed rate of 3.45% and receive a floating rate based on 3-month LIBOR, expiring 09/21/15			Citigroup Global Markets	3,300	31,718
Pay a fixed rate of 2.68% and receive a floating rate based on 3-month LIBOR, expiring 12/11/17			Morgan Stanley	5,000	614,983
Pay a fixed rate of 2.43% and receive a floating rate based on 3-month LIBOR, expiring 03/18/15			Goldman Sachs & Co.	28,200	74,561
Pay a fixed rate of 3.05% and receive a floating rate based on 3-month LIBOR, expiring 03/20/15			Deutsche Bank AG	19,700	113,535
No. 2 Soft Red Winter Wheat, expiring 02/20/15, Strike Price $575.00				80	12,600

					895,454

TOTAL OPTIONS PURCHASED (cost $1,876,084)					898,954

TOTAL SHORT-TERM INVESTMENTS (cost $1,454,227,536)					1,441,604,203

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT AND OPTIONS WRITTEN — 110.7% (cost $8,926,740,624)					9,844,361,472

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
SECURITIES SOLD SHORT — (0.9)%
U.S. GOVERNMENT AGENCY OBLIGATIONS — (0.9)%
Federal National Mortgage Assoc.
3.500%	TBA	5,000	$(5,198,634)
3.500%	TBA	23,000	(23,975,706)
4.500%	TBA	43,000	(46,675,158)
5.500%	TBA	2,000	(2,237,188)

TOTAL SECURITIES SOLD SHORT (proceeds received $77,884,492)			(78,086,686)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
5 Year Itraxx.O EU22,
expiring 01/21/15, Strike Price $0.60	BNP Paribas	EUR	1,100		(1,296)
expiring 01/21/15, Strike Price $0.60	Goldman Sachs & Co.	EUR	1,300		(1,564)
expiring 02/18/15, Strike Price $0.55	Bank of America	EUR	2,300		(2,167)
expiring 02/18/15, Strike Price $0.55	JPMorgan Chase	EUR	1,100		(1,037)
expiring 03/18/15, Strike Price $0.50	Goldman Sachs & Co.	EUR	2,600		(1,842)
expiring 03/18/15, Strike Price $0.50	JPMorgan Chase	EUR	1,900		(1,346)
Brent Crude Futures,
expiring 11/10/15, Strike Price $160.00			25		(6,750)
Corn Futures,
expiring 01/23/15, Strike Price $435.00			90		(1,350)
Crude Oil Futures,
expiring 03/17/15, Strike Price $68.00			28		(21,280)
Currency option USD vs BRL,
expiring 07/01/14, @FXRate 2.68	Deutsche Bank AG		370		(22,573)
Currency option USD vs INR,
expiring 02/26/15, @ FX Rate 64.25	Hong Kong & Shanghai Bank		9,600		(88,880)
Currency option USD vs MXN,
expiring 02/02/15, @ FX Rate 14.50	Credit Suisse First Boston Corp.		1,300		(30,128)
expiring 02/18/15, @ FX Rate 14.25	Goldman Sachs & Co.		1,400		(54,959)
expiring 02/20/15, @ FX Rate 14.48	Goldman Sachs & Co.		1,400		(38,267)
expiring 02/26/15, @ FX Rate 14.35	JPMorgan Chase		3,800		(132,407)
Gold 100 OZ Futures,
expiring 01/27/15, Strike Price $1,250.00			2		(8,050)
expiring 02/24/15, Strike Price $1,250.00			—	(r)	(970)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
Henry Hub Natural Gas Swap,
expiring 03/26/15, Strike Price $3.70		70	$(2,576)
Interest Rate Swap Options,
Pay a fixed rate of 2.30% and receive a floating rate based on 3-month LIBOR, expiring 02/18/15	JPMorgan Chase	1,100	(8,831)
Pay a fixed rate of 2.30% and receive a floating rate based on 3-month LIBOR, expiring 02/18/15	Morgan Stanley	26,100	(209,539)
Pay a fixed rate of 1.93% and receive a floating rate based on 3-month LIBOR, expiring 03/18/15	Goldman Sachs & Co.	28,200	(112,941)
Pay a fixed rate of 2.55% and receive a floating rate based on 3-month LIBOR, expiring 03/20/15	Deutsche Bank AG	19,700	(230,695)
Mill Wheat Futures,
expiring 02/16/15, Strike Price $185.00		400	(8,741)
S&P GSCI Copper Excess Return Index,
expiring 02/09/15, Strike Price $0.27	Goldman Sachs & Co.	4,000	—
expiring 03/05/15, Strike Price $0.42	Goldman Sachs & Co.	4,000	—
S&P GSCI Energy Excess Return Index,
expiring 03/05/15, Strike Price $0.58	Goldman Sachs & Co.	3,000	(1,513)
S&P GSCI Energy Excess Return Index (Goldman Sachs Commodity Index),
expiring 02/09/15, Strike Price $0.31	Goldman Sachs & Co.	8,000	(75)
Soybean Futures,
expiring 01/23/15, Strike Price $1,100.00		25	(844)
WTI -Brent ICSO Futures,
expiring 02/11/15, Strike Price $3.00		5	(2,800)
expiring 02/11/15, Strike Price $6.00		6	(12,540)
WTI Crude Futures,
expiring 01/14/15, Strike Price $74.00		7	(70)
expiring 01/14/15, Strike Price $75.00		24	(240)
expiring 02/17/15, Strike Price $67.00		7	(2,940)
expiring 03/17/15, Strike Price $68.00		126	(95,760)

			(1,104,971)

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options
5 Year Itraxx.O EU22,
expiring 01/21/15, Strike Price $0.60	Citigroup Global Markets	EUR	2,300	$(2,710)
expiring 01/21/15, Strike Price $0.90	BNP Paribas	EUR	1,100	(172)
expiring 01/21/15, Strike Price $1.00	Citigroup Global Markets	EUR	2,300	(127)
expiring 01/21/15, Strike Price $1.00	Goldman Sachs & Co.	EUR	1,300	(117)
expiring 01/21/15, Strike Price $1.10	Goldman Sachs & Co.	EUR	700	(13)
expiring 01/21/15, Strike Price $1.20	Goldman Sachs & Co.	EUR	1,600	(10)
expiring 02/18/15, Strike Price $0.85	Bank of America	EUR	2,300	(2,179)
expiring 02/18/15, Strike Price $0.85	JPMorgan Chase	EUR	1,100	(1,042)
expiring 03/18/15, Strike Price $0.85	Goldman Sachs & Co.	EUR	2,600	(4,574)
expiring 03/18/15, Strike Price $0.85	JPMorgan Chase	EUR	1,900	(3,342)
Corn Futures,
expiring 02/20/15, Strike Price $370.00			120	(6,450)
Currency option USD vs JPY,
expiring 05/27/15, @ FX Rate 113.50	Goldman Sachs & Co.		2,100	(19,943)
expiring 02/18/16, @ FX Rate 91.00	Goldman Sachs & Co.		4,500	(9,748)
expiring 09/08/16, @ FX Rate 93.00	Bank of America		8,700	(50,782)
expiring 09/08/16, @ FX Rate 95.00	Citigroup Global Markets		13,600	(96,114)
expiring 09/08/16, @ FX Rate 96.00	Citigroup Global Markets		3,900	(30,343)
Henry Hub Natural Gas Swap,
expiring 03/26/15, Strike Price $3.00			40	(12,600)
expiring 03/26/15, Strike Price $3.30			30	(15,510)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 01/22/18, Strike Price $ —	Deutsche Bank AG		700	(4,721)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		4,200	(976)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		700	(111)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		700	(195)
expiring 05/16/24, Strike Price $4.00	JPMorgan Chase		600	(1,195)
Interest Rate Swap Options,
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 02/18/15	JPMorgan Chase		1,100	(680)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 02/18/15	Morgan Stanley	26,100	$(16,127)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Bank of America	21,000	(143,006)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Citigroup Global Markets	13,900	(94,656)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 12/11/17	Morgan Stanley	21,000	(678,565)
Mill Wheat Futures,
expiring 02/16/15, Strike Price $185.00		400	(876)
Natural Gas Futures,
expiring 01/27/15, Strike Price $3.25		10	(4,150)
Soybean Futures,
expiring 01/23/15, Strike Price $1,000.00		25	(3,781)
WTI -Brent ICSO Futures,
expiring 02/11/15, Strike Price $8.00		5	(1,050)
expiring 02/11/15, Strike Price $14.00		6	(60)

			(1,205,925)

TOTAL OPTIONS WRITTEN (premiums received $3,530,088)			(2,310,896)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 109.8% (cost $8,845,326,044)			9,763,963,890
Liabilities in excess of other assets(x) — (9.8)%			(868,118,240)

NET ASSETS — 100.0%			$8,895,845,650

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $497,866,635; cash collateral of $513,991,932 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(f)	Indicates a restricted security; the aggregate cost of such security is $1,750,512. The aggregate value of $1,782,665 is approximately 0.0% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-
income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by U.S. Treasury Securities (coupon rates 0.500%-3.750%, maturity dates 04/15/15-11/15/43) with the aggregate value, including accrued interest, of $90,377,319. Repurchase Agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Schedule of Investments.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and reverse repurchase agreement held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
149	90 Day Euro Dollar	Sep. 2015	$36,944,550	$37,007,875	$63,325
304	90 Day Euro Dollar	Mar. 2016	74,993,000	75,103,200	110,200
203	2 Year U.S. Treasury Notes	Mar. 2015	44,431,625	44,374,531	(57,094)
39	3 Year Australian Treasury Bonds	Mar. 2015	9,575,607	9,585,071	9,464
25	5 Year Euro-Bobl	Mar. 2015	3,918,902	3,941,143	22,241
142	5 Year U.S. Treasury Notes	Mar. 2015	16,884,812	16,888,016	3,204
25	10 Year Australian Treasury Bonds	Mar. 2015	19,700,199	19,731,569	31,370
208	10 Year U.K. Gilt	Mar. 2015	37,691,895	38,750,374	1,058,479
926	10 Year U.S. Treasury Notes	Mar. 2015	116,772,321	117,413,907	641,586
287	20 Year U.S. Treasury Bonds	Mar. 2015	40,484,351	41,489,438	1,005,087
100	Euro-OAT	Mar. 2015	17,563,316	17,814,402	251,086
998	Mini MSCI EAFE Index	Mar. 2015	86,909,583	87,719,210	809,627
13	Mini MSCI Emerging Markets Index	Mar. 2015	617,276	622,505	5,229
114	Russell 2000 Mini Index	Mar. 2015	12,969,210	13,687,980	718,770
112	S&P 500 E-Mini	Mar. 2015	11,126,179	11,493,440	367,261
481	S&P 500 Index	Mar. 2015	238,463,361	246,801,100	8,337,739

					13,377,574

Short Positions:
361	90 Day Euro Dollar	Jun. 2015	89,741,163	89,857,413	(116,250)
721	90 Day Euro Dollar	Dec. 2015	178,400,051	178,600,713	(200,662)
375	90 Day Euro Dollar	Mar. 2016	92,726,512	92,643,750	82,762
83	90 Day Euro Dollar	Jun. 2016	20,453,458	20,453,275	183
83	90 Day Euro Dollar	Sep. 2016	20,403,313	20,404,513	(1,200)
83	90 Day Euro Dollar	Dec. 2016	20,359,500	20,361,975	(2,475)
574	90 Day Sterling	Jun. 2015	110,670,238	111,114,090	(443,852)
423	90 Day Sterling	Sep. 2015	81,394,229	81,817,799	(423,570)
312	5 Year U.S. Treasury Notes	Mar. 2015	37,069,500	37,106,063	(36,563)
51	10 Year Australian Treasury Bonds	Mar. 2015	40,189,396	40,252,402	(63,006)
334	10 Year Canadian Government Bonds	Mar. 2015	39,068,118	39,822,414	(754,296)
338	10 Year Euro-Bund	Mar. 2015	62,626,916	63,750,511	(1,123,595)

					(3,082,524)

					$10,295,050

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Commodity futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
1	Brent Crude	Feb. 2015	$66,833	$57,330	$(9,503)
28	Brent Crude	Jun. 2015	1,770,774	1,713,880	(56,894)
21	Brent Crude	Dec. 2015	1,492,276	1,374,240	(118,036)
12	Brent Crude	Dec. 2016	850,935	852,120	1,185
28	Cocoa	May 2015	824,306	809,760	(14,546)
6	Gasoline RBOB	Mar. 2015	436,270	379,033	(57,237)
5	Gasoline RBOB	Dec. 2015	481,357	334,845	(146,512)
7	Henry Hub Natural Gas Swap	Jan. 2016	72,600	61,793	(10,807)
7	Henry Hub Natural Gas Swap	Feb. 2016	72,600	61,775	(10,825)
7	Henry Hub Natural Gas Swap	Mar. 2016	72,600	61,040	(11,560)
7	Henry Hub Natural Gas Swap	Apr. 2016	72,600	58,415	(14,185)
7	Henry Hub Natural Gas Swap	May 2016	72,600	58,485	(14,115)
7	Henry Hub Natural Gas Swap	Jun. 2016	72,600	59,063	(13,537)
7	Henry Hub Natural Gas Swap	Jul. 2016	72,600	59,710	(12,890)
7	Henry Hub Natural Gas Swap	Aug. 2016	72,600	59,885	(12,715)
7	Henry Hub Natural Gas Swap	Sep. 2016	72,600	59,693	(12,907)
7	Henry Hub Natural Gas Swap	Oct. 2016	72,600	60,165	(12,435)
7	Henry Hub Natural Gas Swap	Nov. 2016	72,600	61,775	(10,825)
7	Henry Hub Natural Gas Swap	Dec. 2016	72,600	65,065	(7,535)
1	Henry Hub Natural Gas Swap	Jan. 2019	12,242	10,773	(1,469)
1	Henry Hub Natural Gas Swap	Feb. 2019	12,192	10,723	(1,469)
1	Henry Hub Natural Gas Swap	Mar. 2019	12,042	10,573	(1,469)
1	Henry Hub Natural Gas Swap	Apr. 2019	11,392	9,935	(1,457)
1	Henry Hub Natural Gas Swap	May 2019	11,428	9,935	(1,493)
1	Henry Hub Natural Gas Swap	Jun. 2019	11,482	10,005	(1,477)
1	Henry Hub Natural Gas Swap	Jul. 2019	11,553	10,083	(1,470)
1	Henry Hub Natural Gas Swap	Aug. 2019	11,608	10,123	(1,485)
1	Henry Hub Natural Gas Swap	Sep. 2019	11,623	10,103	(1,520)
1	Henry Hub Natural Gas Swap	Oct. 2019	11,705	10,160	(1,545)
1	Henry Hub Natural Gas Swap	Nov. 2019	11,950	10,373	(1,577)
1	Henry Hub Natural Gas Swap	Dec. 2019	12,428	10,823	(1,605)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Jan. 2015	5,800	4,280	(1,520)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Feb. 2015	5,800	4,220	(1,580)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Mar. 2015	5,800	4,120	(1,680)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Apr. 2015	5,800	4,320	(1,480)
2	LLS (Argus) vs. WTI Spread Calendar Swap	May 2015	5,800	4,420	(1,380)
2	LLS (Argus) vs. WTI Spread Calendar Swap	Jun. 2015	5,800	4,620	(1,180)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Jul. 2015	3,050	2,390	(660)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Aug. 2015	3,050	2,340	(710)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Sep. 2015	3,050	2,320	(730)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Oct. 2015	3,050	2,320	(730)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Nov. 2015	3,050	2,350	(700)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Dec. 2015	3,050	2,290	(760)
51	Mill Wheat	Mar. 2015	626,581	620,984	(5,597)
19	Mill Wheat	Dec. 2015	228,730	229,335	605
82	Natural Gas	May 2015	3,124,337	2,381,280	(743,057)
27	Natural Gas	Jul. 2015	938,478	813,240	(125,238)
19	Natural Gas	Mar. 2016	763,994	662,720	(101,274)
13	No. 2 Soft Red Winter Wheat	Dec. 2015	400,811	399,587	(1,224)
6	NY Harbor ULSD	Mar. 2015	492,832	457,934	(34,898)
28	NY Harbor ULSD	Dec. 2015	2,746,599	2,251,334	(495,265)
4	Platinum Options	Apr. 2015	242,231	241,900	(331)
2	RBOB Calendar Swap	Jul. 2015	174,132	145,110	(29,022)
2	RBOB Calendar Swap	Aug. 2015	174,132	143,959	(30,173)
2	RBOB Calendar Swap	Sep. 2015	174,132	134,929	(39,203)
1	RBOB Gasoline vs. Brent Crack Spread Swap	Jul. 2015	7,100	9,351	2,251
1	RBOB Gasoline vs. Brent Crack Spread Swap	Aug. 2015	7,100	8,094	994
1	RBOB Gasoline vs. Brent Crack Spread Swap	Sep. 2015	7,100	2,961	(4,139)

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Commodity futures contracts open at December 31, 2014 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
19	Red Spring Wheat	Mar. 2015	$563,595	$590,900	$27,305
3	Red Spring Wheat	Jul. 2015	97,452	95,587	(1,865)
20	Soybean	Mar. 2015	1,012,128	1,023,500	11,372
39	Soybean	Nov. 2015	1,977,780	1,960,725	(17,055)
15	Soybean Meal	May 2015	504,495	511,350	6,855
36	White Sugar	Mar. 2015	793,515	704,160	(89,355)
106	WTI Crude	Sep. 2015	7,776,569	6,095,000	(1,681,569)
45	WTI Crude	Oct. 2015	2,715,848	2,615,850	(99,998)
64	WTI Crude	Jun. 2016	5,761,919	4,002,560	(1,759,359)
2	WTI Crude	Jun. 2016	123,978	125,080	1,102
2	WTI Crude	Dec. 2018	130,654	138,800	8,146
18	WTI Light Sweet Crude Oil	Sep. 2015	1,075,645	1,035,000	(40,645)

					(5,817,662)

Short Positions:
27	Brent Crude	Sep. 2015	2,160,950	1,715,040	445,910
27	Brent Crude	Mar. 2016	2,210,444	1,817,100	393,344
12	Brent Crude	Jun. 2016	835,724	825,960	9,764
28	Cocoa	Mar. 2015	808,476	814,800	(6,324)
9	Corn	Mar. 2015	172,491	178,650	(6,159)
6	Gasoline RBOB	Apr. 2015	525,761	434,473	91,288
6	Gold 100 OZ	Feb. 2015	711,008	710,460	548
1	Natural Gas	Feb. 2015	29,540	28,890	650
48	Natural Gas	Mar. 2015	1,908,171	1,390,080	518,091
61	Natural Gas	Apr. 2015	2,269,377	1,757,410	511,967
10	Natural Gas	Jan. 2016	413,090	353,100	59,990
9	Natural Gas	Apr. 2016	338,360	300,420	37,940
38	No. 2 Soft Red Winter Wheat	Mar. 2015	1,083,245	1,120,525	(37,280)
23	No. 2 Soft Red Winter Wheat	Jul. 2015	668,280	687,125	(18,845)
6	NY Harbor ULSD	Feb. 2015	513,112	462,067	51,045
28	NY Harbor ULSD	Jun. 2015	2,668,846	2,133,734	535,112
2	NY Harbor ULSD Financial	Jul. 2015	192,843	155,408	37,435
2	NY Harbor ULSD Financial	Aug. 2015	192,843	156,878	35,965
2	NY Harbor ULSD Financial	Sep. 2015	192,843	158,340	34,503
29	Soybean	Jul. 2015	1,533,498	1,503,650	29,848
22	Soybean Meal	Mar. 2015	787,304	764,720	22,584
15	Soybean Meal	Jul. 2015	504,798	508,950	(4,152)
11	Soybean Meal	Dec. 2015	361,017	361,680	(663)
18	Soybean Oil	Mar. 2015	354,465	347,112	7,353
9	Soybean Oil	Dec. 2015	177,783	173,610	4,173
36	Sugar #11 (World)	Mar. 2015	666,638	585,446	81,192
17	WTI Crude	Feb. 2015	1,086,876	905,590	181,286
43	WTI Crude	Mar. 2015	2,551,611	2,309,100	242,511
61	WTI Crude	Jun. 2015	4,218,974	3,394,650	824,324
57	WTI Crude	Dec. 2015	4,779,278	3,388,650	1,390,628
2	WTI Crude	Dec. 2016	127,820	130,100	(2,280)
37	WTI Crude	Dec. 2016	3,335,877	2,406,850	929,027
2	WTI Crude	Dec. 2017	128,541	135,500	(6,959)
1	WTI Light Sweet Crude Oil	Feb. 2015	63,672	53,270	10,402
9	WTI Light Sweet Crude Oil	Jun. 2015	517,209	500,850	16,359
9	WTI Light Sweet Crude Oil	Dec. 2015	548,880	535,050	13,830

					6,434,407

					$616,745

(1)	Cash of $1,414,994 has been segregated by Goldman Sachs & Co. and U.S. Treasury Securities with an aggregate market value of $23,153,809 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts as of December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/05/15	Citigroup Global Markets	AUD	5,316	$4,347,212	$4,338,350	$(8,862)
Expiring 01/05/15	Goldman Sachs & Co.	AUD	1,529	1,266,000	1,247,615	(18,385)
Expiring 01/05/15	Hong Kong & Shanghai Bank	AUD	8,387	6,809,825	6,844,573	34,748
Expiring 01/05/15	UBS AG	AUD	28,751	23,511,229	23,463,302	(47,927)
Brazilian Real,
Expiring 01/05/15	BNP Paribas	BRL	18,221	7,013,174	6,845,173	(168,001)
Expiring 01/05/15	BNP Paribas	BRL	13,249	4,992,108	4,977,262	(14,846)
Expiring 01/05/15	BNP Paribas	BRL	2,338	876,770	878,306	1,536
Expiring 01/05/15	Citigroup Global Markets	BRL	35,997	13,552,230	13,523,126	(29,104)
Expiring 01/05/15	Deutsche Bank AG	BRL	35,248	13,699,154	13,241,559	(457,595)
Expiring 01/05/15	Goldman Sachs & Co.	BRL	70,200	28,524,990	26,371,977	(2,153,013)
Expiring 01/05/15	Hong Kong & Shanghai Bank	BRL	8,246	3,104,425	3,097,758	(6,667)
Expiring 01/05/15	JPMorgan Chase	BRL	110,626	41,648,143	41,558,703	(89,440)
Expiring 01/05/15	UBS AG	BRL	31,200	13,024,421	11,720,879	(1,303,542)
Expiring 01/06/15	JPMorgan Chase	BRL	2,628	1,005,000	987,011	(17,989)
Expiring 02/03/15	Barclays Capital Group	BRL	10,364	4,006,735	3,862,596	(144,139)
Expiring 02/03/15	Hong Kong & Shanghai Bank	BRL	6,939	2,699,423	2,585,915	(113,508)
British Pound,
Expiring 01/05/15	Deutsche Bank AG	GBP	26,791	41,619,819	41,754,887	135,068
Expiring 01/05/15	Goldman Sachs & Co.	GBP	1,013	1,584,454	1,578,802	(5,652)
Expiring 01/05/15	Hong Kong & Shanghai Bank	GBP	640	1,002,760	997,466	(5,294)
Expiring 01/05/15	JPMorgan Chase	GBP	226	354,000	352,290	(1,710)
Chinese Yuan,
Expiring 09/08/15	Barclays Capital Group	CNY	2,210	360,000	349,323	(10,677)
Expiring 09/08/15	Barclays Capital Group	CNY	762	125,966	120,409	(5,557)
Expiring 09/08/15	Citigroup Global Markets	CNY	7,911	1,311,248	1,250,290	(60,958)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,520	581,818	556,287	(25,531)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,472	239,000	232,667	(6,333)
Expiring 09/08/15	Morgan Stanley	CNY	1,046	170,000	165,227	(4,773)
Expiring 09/08/15	Morgan Stanley	CNY	739	120,000	116,726	(3,274)
Danish Krone,
Expiring 01/02/15	Goldman Sachs & Co.	DKK	18,250	3,135,182	2,965,397	(169,785)
Euro,
Expiring 01/05/15	Bank of America	EUR	90,333	110,061,727	109,313,681	(748,046)
Expiring 01/05/15	BNP Paribas	EUR	627	779,420	758,745	(20,675)
Expiring 01/05/15	Citigroup Global Markets	EUR	240,330	294,548,131	290,827,590	(3,720,541)
Expiring 01/05/15	Citigroup Global Markets	EUR	19,102	23,621,201	23,115,694	(505,507)
Expiring 01/05/15	Citigroup Global Markets	EUR	11,465	14,184,257	13,874,014	(310,243)
Expiring 01/05/15	Citigroup Global Markets	EUR	6,563	8,119,000	7,942,086	(176,914)
Expiring 01/05/15	Deutsche Bank AG	EUR	5,690	7,056,334	6,885,577	(170,757)
Expiring 01/05/15	Deutsche Bank AG	EUR	3,561	4,416,099	4,309,233	(106,866)
Expiring 01/05/15	Goldman Sachs & Co.	EUR	48,897	59,576,222	59,171,306	(404,916)
Expiring 01/05/15	UBS AG	EUR	10,839	13,281,243	13,116,480	(164,763)
Expiring 02/03/15	Goldman Sachs & Co.	EUR	365	444,497	441,827	(2,670)
Indian Rupee,
Expiring 01/08/15	Hong Kong & Shanghai Bank	INR	15,012	241,040	237,407	(3,633)
Expiring 01/08/15	JPMorgan Chase	INR	22,518	360,000	356,111	(3,889)
Expiring 01/20/15	Citigroup Global Markets	INR	976,974	15,660,580	15,409,892	(250,688)
Expiring 01/20/15	Citigroup Global Markets	INR	905,391	14,513,125	14,280,805	(232,320)
Japanese Yen,
Expiring 01/05/15	Bank of America	JPY	88,300	744,027	737,217	(6,810)
Expiring 01/05/15	Citigroup Global Markets	JPY	983,000	8,140,787	8,207,070	66,283
Expiring 01/05/15	Credit Suisse First Boston Corp.	JPY	3,943,200	32,989,208	32,921,788	(67,420)
Expiring 01/05/15	Deutsche Bank AG	JPY	2,840,478	23,574,390	23,715,161	140,771
Expiring 01/05/15	Hong Kong & Shanghai Bank	JPY	428,000	3,614,478	3,573,373	(41,105)
Expiring 01/05/15	Hong Kong & Shanghai Bank	JPY	293,400	2,482,045	2,449,598	(32,447)
Expiring 01/05/15	JPMorgan Chase	JPY	3,703,510	30,962,000	30,920,618	(41,382)
Expiring 01/05/15	JPMorgan Chase	JPY	2,438,500	20,384,862	20,359,043	(25,819)

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (continued)
Expiring 01/05/15	JPMorgan Chase	JPY	1,677,100	$14,066,129	$14,002,113	$(64,016)
Expiring 01/05/15	JPMorgan Chase	JPY	1,595,100	13,440,800	13,317,494	(123,306)
Expiring 01/05/15	JPMorgan Chase	JPY	438,700	3,628,304	3,662,708	34,404
Malaysian Ringgit,
Expiring 01/20/15	UBS AG	MYR	85,834	26,459,263	24,507,852	(1,951,411)
Expiring 01/20/15	UBS AG	MYR	4,985	1,536,581	1,423,256	(113,325)
Mexican Peso,
Expiring 01/08/15	BNP Paribas	MXN	166,475	11,358,218	11,277,924	(80,294)
Expiring 01/22/15	BNP Paribas	MXN	134,480	9,169,808	9,102,403	(67,405)
Expiring 01/22/15	Goldman Sachs & Co.	MXN	6,221	427,377	421,042	(6,335)
Expiring 02/05/15	Barclays Capital Group	MXN	3,783	259,456	255,832	(3,624)
Expiring 02/05/15	Barclays Capital Group	MXN	3,453	252,615	233,515	(19,100)
Expiring 02/05/15	Barclays Capital Group	MXN	3,121	230,877	211,063	(19,814)
Expiring 02/05/15	Barclays Capital Group	MXN	2,871	196,387	194,157	(2,230)
Expiring 02/05/15	Barclays Capital Group	MXN	2,617	191,866	176,979	(14,887)
Expiring 02/05/15	Barclays Capital Group	MXN	2,554	188,933	172,719	(16,214)
Expiring 02/05/15	Barclays Capital Group	MXN	2,218	162,614	149,997	(12,617)
Expiring 02/05/15	Barclays Capital Group	MXN	2,077	151,950	140,461	(11,489)
Expiring 02/05/15	Barclays Capital Group	MXN	1,733	127,082	117,198	(9,884)
Expiring 02/05/15	Barclays Capital Group	MXN	1,641	120,620	110,976	(9,644)
Expiring 02/05/15	Barclays Capital Group	MXN	1,571	116,407	106,241	(10,166)
Expiring 02/05/15	Barclays Capital Group	MXN	1,449	106,844	97,991	(8,853)
Expiring 02/05/15	Barclays Capital Group	MXN	1,371	101,588	92,716	(8,872)
Expiring 02/05/15	BNP Paribas	MXN	45,281	3,429,183	3,062,233	(366,950)
Expiring 02/05/15	BNP Paribas	MXN	30,889	2,339,252	2,088,933	(250,319)
Expiring 02/05/15	BNP Paribas	MXN	11,196	768,620	757,155	(11,465)
Expiring 02/05/15	Citigroup Global Markets	MXN	2,593	189,218	175,357	(13,861)
Expiring 02/05/15	Deutsche Bank AG	MXN	96,538	6,580,423	6,528,566	(51,857)
Expiring 02/05/15	Goldman Sachs & Co.	MXN	1,666	122,024	112,666	(9,358)
Expiring 02/05/15	Hong Kong & Shanghai Bank	MXN	1,735	125,893	117,332	(8,561)
Expiring 02/05/15	JPMorgan Chase	MXN	6,737	495,000	455,577	(39,423)
Expiring 02/05/15	JPMorgan Chase	MXN	3,188	233,801	215,594	(18,207)
Expiring 02/05/15	JPMorgan Chase	MXN	2,067	140,647	139,785	(862)
Expiring 02/05/15	JPMorgan Chase	MXN	1,570	114,574	106,174	(8,400)
Expiring 02/05/15	UBS AG	MXN	48,004	3,523,514	3,246,359	(277,155)
Expiring 02/05/15	UBS AG	MXN	20,895	1,415,439	1,413,062	(2,377)
New Zealand Dollar,
Expiring 01/05/15	Goldman Sachs & Co.	NZD	2,265	1,750,128	1,765,830	15,702
Expiring 01/05/15	Hong Kong & Shanghai Bank	NZD	14,255	11,065,475	11,113,428	47,953
Expiring 01/05/15	Hong Kong & Shanghai Bank	NZD	5,063	3,932,312	3,947,196	14,884
Expiring 01/05/15	JPMorgan Chase	NZD	8,740	6,744,147	6,813,845	69,698
Polish Zloty,
Expiring 01/30/15	Societe Generale	PLN	8,526	2,539,045	2,404,600	(134,445)
Russian Ruble,
Expiring 01/15/15	Barclays Capital Group	RUB	10,640	201,194	173,509	(27,685)
Expiring 02/03/15	Citigroup Global Markets	RUB	1,553	22,894	25,033	2,139
Expiring 02/03/15	JPMorgan Chase	RUB	983	14,484	15,843	1,359
Swiss Franc,
Expiring 01/05/15	Credit Suisse First Boston Corp.	CHF	1,019	1,049,000	1,025,117	(23,883)
Expiring 02/12/15	Citigroup Global Markets	CHF	8,303	8,553,806	8,357,782	(196,024)
Expiring 02/12/15	Citigroup Global Markets	CHF	4,367	4,509,752	4,395,813	(113,939)
Expiring 02/12/15	Goldman Sachs & Co.	CHF	597	615,080	600,939	(14,141)

				$1,053,208,383	$1,037,740,557	(15,467,826)

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/05/15	Citigroup Global Markets	AUD	488	$420,639	$398,253	$22,386
Expiring 01/05/15	Goldman Sachs & Co.	AUD	1,850	1,504,855	1,509,772	(4,917)
Expiring 01/05/15	Hong Kong & Shanghai Bank	AUD	28,263	24,175,320	23,065,049	1,110,271
Expiring 01/05/15	Hong Kong & Shanghai Bank	AUD	8,387	7,174,046	6,844,572	329,474
Expiring 01/05/15	Hong Kong & Shanghai Bank	AUD	5,316	4,547,184	4,338,351	208,833
Expiring 01/05/15	JPMorgan Chase	AUD	426	348,813	347,656	1,157
Expiring 01/05/15	UBS AG	AUD	1,529	1,241,205	1,247,615	(6,410)
Expiring 02/03/15	Citigroup Global Markets	AUD	2,430	1,979,593	1,978,849	744
Expiring 02/03/15	Goldman Sachs & Co.	AUD	3,767	3,048,633	3,067,624	(18,991)
Expiring 02/03/15	UBS AG	AUD	28,751	23,461,461	23,412,941	48,520
Expiring 02/03/15	UBS AG	AUD	5,316	4,338,010	4,329,039	8,971
Expiring 02/03/15	UBS AG	AUD	4,523	3,688,828	3,683,267	5,561
Brazilian Real,
Expiring 01/05/15	BNP Paribas	BRL	2,338	899,862	878,306	21,556
Expiring 01/05/15	Citigroup Global Markets	BRL	35,997	15,290,728	13,523,126	1,767,602
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	1,562	569,000	586,760	(17,760)
Expiring 01/05/15	Deutsche Bank AG	BRL	4,716	1,740,000	1,771,757	(31,757)
Expiring 01/05/15	Hong Kong & Shanghai Bank	BRL	8,246	3,411,092	3,097,758	313,334
Expiring 01/05/15	JPMorgan Chase	BRL	101,400	43,627,915	38,092,855	5,535,060
Expiring 01/05/15	JPMorgan Chase	BRL	9,226	3,953,291	3,465,847	487,444
Expiring 01/05/15	UBS AG	BRL	6,971	2,531,000	2,618,745	(87,745)
Expiring 01/06/15	JPMorgan Chase	BRL	2,628	984,003	987,011	(3,008)
Expiring 02/03/15	BNP Paribas	BRL	13,249	4,949,772	4,937,732	12,040
Expiring 04/02/15	Citigroup Global Markets	BRL	11,266	4,589,937	4,128,584	461,353
Expiring 07/02/15	Deutsche Bank AG	BRL	35,248	12,992,232	12,585,324	406,908
Expiring 10/02/15	Goldman Sachs & Co.	BRL	76,470	28,870,767	26,614,118	2,256,649
Expiring 10/02/15	UBS AG	BRL	33,910	13,155,138	11,801,814	1,353,324
British Pound,
Expiring 01/05/15	Credit Suisse First Boston Corp.	GBP	28,444	44,650,822	44,331,155	319,667
Expiring 01/05/15	UBS AG	GBP	4,521	7,016,431	7,046,167	(29,736)
Expiring 02/03/15	Credit Suisse First Boston Corp.	GBP	2,840	4,437,423	4,425,227	12,196
Expiring 02/03/15	Deutsche Bank AG	GBP	26,791	41,611,513	41,745,160	(133,647)
Expiring 02/03/15	UBS AG	GBP	78	122,196	121,538	658
Canadian Dollar,
Expiring 01/05/15	Citigroup Global Markets	CAD	2,937	2,605,583	2,527,695	77,888
Expiring 01/05/15	Hong Kong & Shanghai Bank	CAD	2,938	2,606,012	2,528,556	77,456
Expiring 01/05/15	UBS AG	CAD	6,636	5,698,896	5,711,197	(12,301)
Expiring 03/03/15	Citigroup Global Markets	CAD	18,293	15,964,986	15,724,092	240,894
Expiring 03/03/15	Citigroup Global Markets	CAD	2,820	2,431,013	2,423,984	7,029
Expiring 03/03/15	Goldman Sachs & Co.	CAD	1,240	1,063,492	1,065,865	(2,373)
Chinese Yuan,
Expiring 02/09/15	UBS AG	CNY	15,454	2,502,178	2,478,712	23,466
Danish Krone,
Expiring 01/02/15	Barclays Capital Group	DKK	17,900	3,050,703	2,908,526	142,177
Euro,
Expiring 01/05/15	BNP Paribas	EUR	6,871	8,471,895	8,314,728	157,167
Expiring 01/05/15	BNP Paribas	EUR	4,987	6,202,811	6,034,864	167,947
Expiring 01/05/15	BNP Paribas	EUR	3,336	4,124,474	4,036,957	87,517
Expiring 01/05/15	BNP Paribas	EUR	2,606	3,239,203	3,153,570	85,633
Expiring 01/05/15	Citigroup Global Markets	EUR	9,867	12,201,361	11,940,245	261,116
Expiring 01/05/15	Citigroup Global Markets	EUR	4,289	5,286,822	5,190,201	96,621
Expiring 01/05/15	Citigroup Global Markets	EUR	2,712	3,355,229	3,281,842	73,387
Expiring 01/05/15	Deutsche Bank AG	EUR	3,561	4,357,824	4,309,234	48,590
Expiring 01/05/15	Deutsche Bank AG	EUR	1,058	1,297,729	1,280,306	17,423
Expiring 01/05/15	Goldman Sachs & Co.	EUR	19,204	23,926,367	23,239,125	687,242
Expiring 01/05/15	Goldman Sachs & Co.	EUR	2,208	2,746,407	2,671,942	74,465
Expiring 01/05/15	JPMorgan Chase	EUR	196,443	243,622,587	237,719,284	5,903,303
Expiring 01/05/15	JPMorgan Chase	EUR	72,387	89,772,186	87,596,885	2,175,301

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued)
Expiring 01/05/15	JPMorgan Chase	EUR	60,028	$74,444,918	$72,641,018	$1,803,900
Expiring 01/05/15	JPMorgan Chase	EUR	15,314	19,105,409	18,531,762	573,647
Expiring 01/05/15	JPMorgan Chase	EUR	2,541	3,129,326	3,074,913	54,413
Expiring 01/05/15	JPMorgan Chase	EUR	2,536	3,179,094	3,068,861	110,233
Expiring 01/05/15	UBS AG	EUR	67,840	84,271,114	82,094,403	2,176,711
Expiring 01/05/15	UBS AG	EUR	20,631	25,651,713	24,965,966	685,747
Expiring 01/05/15	UBS AG	EUR	12,584	15,631,914	15,228,144	403,770
Expiring 01/05/15	UBS AG	EUR	6,563	8,030,989	7,942,086	88,903
Expiring 01/05/15	UBS AG	EUR	4,228	5,197,721	5,116,383	81,338
Expiring 02/03/15	Citigroup Global Markets	EUR	240,330	294,630,160	290,915,843	3,714,317
Expiring 02/03/15	Citigroup Global Markets	EUR	1,555	1,898,761	1,882,304	16,457
Expiring 02/03/15	Goldman Sachs & Co.	EUR	90,333	110,094,247	109,346,735	747,512
Expiring 02/03/15	Goldman Sachs & Co.	EUR	48,897	59,593,708	59,189,082	404,626
Expiring 02/03/15	Goldman Sachs & Co.	EUR	1,745	2,125,061	2,112,296	12,765
Expiring 02/03/15	JPMorgan Chase	EUR	3,737	4,571,549	4,523,582	47,967
Hungarian Forint,
Expiring 01/30/15	Credit Suisse First Boston Corp.	HUF	960,444	3,948,254	3,668,008	280,246
Indian Rupee,
Expiring 01/08/15	Hong Kong & Shanghai Bank	INR	15,012	240,000	237,407	2,593
Expiring 01/08/15	JPMorgan Chase	INR	22,518	361,329	356,111	5,218
Expiring 01/20/15	Goldman Sachs & Co.	INR	39,718	624,000	626,469	(2,469)
Expiring 01/20/15	JPMorgan Chase	INR	31,502	494,000	496,890	(2,890)
Expiring 01/20/15	UBS AG	INR	7,022	110,000	110,765	(765)
Expiring 01/23/15	JPMorgan Chase	INR	10,715	168,000	168,899	(899)
Expiring 02/26/15	JPMorgan Chase	INR	318,019	5,024,000	4,979,651	44,349
Expiring 02/26/15	UBS AG	INR	144,843	2,316,000	2,267,995	48,005
Expiring 02/26/15	UBS AG	INR	139,590	2,208,000	2,185,743	22,257
Expiring 02/26/15	UBS AG	INR	89,971	1,420,000	1,408,799	11,201
Expiring 02/26/15	UBS AG	INR	30,929	487,000	484,302	2,698
Israeli Shekel,
Expiring 03/12/15	BNP Paribas	ILS	4,463	1,142,000	1,144,600	(2,600)
Expiring 03/12/15	JPMorgan Chase	ILS	16,635	4,240,000	4,265,938	(25,938)
Expiring 03/12/15	JPMorgan Chase	ILS	9,920	2,522,000	2,543,840	(21,840)
Expiring 03/12/15	JPMorgan Chase	ILS	9,389	2,380,000	2,407,657	(27,657)
Expiring 03/12/15	JPMorgan Chase	ILS	7,151	1,822,000	1,833,699	(11,699)
Expiring 03/12/15	JPMorgan Chase	ILS	6,364	1,623,000	1,631,898	(8,898)
Expiring 03/12/15	JPMorgan Chase	ILS	4,646	1,186,000	1,191,377	(5,377)
Expiring 03/12/15	UBS AG	ILS	7,177	1,832,000	1,840,353	(8,353)
Japanese Yen,
Expiring 01/05/15	BNP Paribas	JPY	1,304,400	11,008,979	10,890,439	118,540
Expiring 01/05/15	Citigroup Global Markets	JPY	3,703,510	30,982,670	30,920,618	62,052
Expiring 01/05/15	Credit Suisse First Boston Corp.	JPY	6,222,178	52,580,603	51,948,983	631,620
Expiring 01/05/15	Credit Suisse First Boston Corp.	JPY	3,943,200	33,322,066	32,921,788	400,278
Expiring 01/05/15	Credit Suisse First Boston Corp.	JPY	197,900	1,672,357	1,652,268	20,089
Expiring 01/05/15	Deutsche Bank AG	JPY	881,000	7,518,447	7,355,472	162,975
Expiring 01/05/15	Goldman Sachs & Co.	JPY	785,100	6,648,715	6,554,802	93,913
Expiring 01/05/15	Goldman Sachs & Co.	JPY	737,800	6,195,939	6,159,894	36,045
Expiring 01/05/15	Goldman Sachs & Co.	JPY	88,300	747,779	737,217	10,562
Expiring 01/05/15	JPMorgan Chase	JPY	565,900	4,816,852	4,724,701	92,151
Expiring 02/03/15	Citigroup Global Markets	JPY	983,000	8,142,810	8,209,122	(66,312)
Expiring 02/03/15	Deutsche Bank AG	JPY	2,840,478	23,580,259	23,721,089	(140,830)
Malaysian Ringgit,
Expiring 02/26/15	Goldman Sachs & Co.	MYR	19,303	5,781,000	5,494,829	286,171
Expiring 02/26/15	Hong Kong & Shanghai Bank	MYR	10,640	3,245,000	3,028,942	216,058
Expiring 02/26/15	JPMorgan Chase	MYR	30,434	9,200,000	8,663,396	536,604
Expiring 02/26/15	UBS AG	MYR	4,955	1,504,236	1,410,504	93,732
Mexican Peso,
Expiring 01/05/15	BNP Paribas	MXN	44,724	3,031,461	3,030,415	1,046

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso (continued)
Expiring 01/05/15	Deutsche Bank AG	MXN	96,538	$6,590,749	$6,541,235	$49,514
Expiring 01/05/15	Goldman Sachs & Co.	MXN	42,838	2,975,000	2,902,633	72,367
Expiring 01/05/15	JPMorgan Chase	MXN	166,475	11,359,604	11,280,036	79,568
Expiring 01/05/15	JPMorgan Chase	MXN	134,480	9,176,390	9,112,114	64,276
Expiring 01/05/15	JPMorgan Chase	MXN	4,463	304,125	302,405	1,720
Expiring 01/08/15	BNP Paribas	MXN	166,475	12,656,818	11,277,924	1,378,894
Expiring 01/22/15	BNP Paribas	MXN	76,298	5,763,774	5,164,305	599,469
Expiring 01/22/15	BNP Paribas	MXN	45,449	3,423,381	3,076,249	347,132
Expiring 01/22/15	BNP Paribas	MXN	12,733	960,681	861,850	98,831
Expiring 01/22/15	Goldman Sachs & Co.	MXN	6,221	471,001	421,042	49,959
Expiring 02/05/15	Barclays Capital Group	MXN	17,873	1,311,193	1,208,695	102,498
Expiring 02/05/15	Barclays Capital Group	MXN	12,011	821,321	812,266	9,055
Expiring 02/05/15	Barclays Capital Group	MXN	3,802	278,184	257,117	21,067
Expiring 02/05/15	Barclays Capital Group	MXN	837	61,262	56,604	4,658
Expiring 02/05/15	BNP Paribas	MXN	310,090	22,881,494	20,970,405	1,911,089
Expiring 02/05/15	BNP Paribas	MXN	149,488	11,320,825	10,109,406	1,211,419
Expiring 02/05/15	BNP Paribas	MXN	48,321	3,657,526	3,267,824	389,702
Expiring 02/05/15	BNP Paribas	MXN	8,156	599,459	551,564	47,895
Expiring 02/05/15	BNP Paribas	MXN	4,825	344,766	326,299	18,467
Expiring 02/05/15	Citigroup Global Markets	MXN	4,282	302,807	289,578	13,229
Expiring 02/05/15	Citigroup Global Markets	MXN	2,593	177,934	175,356	2,578
Expiring 02/05/15	Deutsche Bank AG	MXN	96,538	7,306,572	6,528,565	778,007
Expiring 02/05/15	Deutsche Bank AG	MXN	4,491	307,719	303,712	4,007
Expiring 02/05/15	Deutsche Bank AG	MXN	2,877	197,129	194,562	2,567
Expiring 02/05/15	Hong Kong & Shanghai Bank	MXN	8,210	595,726	555,216	40,510
Expiring 02/05/15	JPMorgan Chase	MXN	64,093	4,532,277	4,334,420	197,857
Expiring 02/05/15	JPMorgan Chase	MXN	21,644	1,619,241	1,463,709	155,532
Expiring 02/05/15	JPMorgan Chase	MXN	4,758	326,533	321,768	4,765
Expiring 02/12/15	JPMorgan Chase	MXN	205,627	14,049,642	13,899,822	149,820
Expiring 03/19/15	BNP Paribas	MXN	161,349	11,166,805	10,882,778	284,027
Expiring 03/19/15	Citigroup Global Markets	MXN	139,445	9,701,201	9,405,377	295,824
Expiring 05/14/15	Citigroup Global Markets	MXN	130,990	8,878,661	8,803,681	74,980
Expiring 05/28/15	Citigroup Global Markets	MXN	502,235	34,012,820	33,724,613	288,207
New Zealand Dollar,
Expiring 01/05/15	Goldman Sachs & Co.	NZD	25,260	19,713,121	19,693,104	20,017
Expiring 01/05/15	Goldman Sachs & Co.	NZD	5,063	3,951,209	3,947,197	4,012
Expiring 02/03/15	Hong Kong & Shanghai Bank	NZD	14,255	11,034,254	11,079,013	(44,759)
Expiring 02/03/15	Hong Kong & Shanghai Bank	NZD	5,063	3,921,162	3,934,973	(13,811)
Russian Ruble,
Expiring 01/15/15	Citigroup Global Markets	RUB	1,553	23,142	25,322	(2,180)
Expiring 01/15/15	JPMorgan Chase	RUB	983	14,665	16,025	(1,360)
South African Rand,
Expiring 01/30/15	Deutsche Bank AG	ZAR	15,198	1,357,864	1,307,340	50,524
Expiring 01/30/15	Deutsche Bank AG	ZAR	3,561	318,186	306,347	11,839
Swiss Franc,
Expiring 01/05/15	Goldman Sachs & Co.	CHF	1,019	1,036,636	1,025,118	11,518
Expiring 02/12/15	Citigroup Global Markets	CHF	2,480	2,562,698	2,496,362	66,336
Expiring 02/12/15	Goldman Sachs & Co.	CHF	11,209	11,698,355	11,282,955	415,400
Expiring 03/16/15	UBS AG	CHF	15,700	16,288,250	15,814,330	473,920

				$1,971,594,069	$1,923,339,256	48,254,813

						$32,786,987

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	4,200	06/18/19	4.000%	6 month Australian Bank Bill rate(1)	$200,527	$7,911	$192,616	Deutsche Bank AG
AUD	1,100	06/18/19	4.000%	6 month Australian Bank Bill rate(1)	52,618	1,138	51,480	Barclays Capital Group
BRL	100	01/02/15	7.900%	Brazilian interbank lending rate(1)	(1,014)	(226)	(788)	JPMorgan Chase
BRL	58,600	01/02/17	10.910%	Brazilian interbank lending rate(1)	(401,696)	(106,534)	(295,162)	UBS AG
BRL	5,000	01/02/17	8.150%	Brazilian interbank lending rate(1)	(171,951)	—	(171,951)	UBS AG
BRL	204,600	01/04/21	11.680%	Brazilian interbank lending rate(1)	(633,286)	269,236	(902,522)	Deutsche Bank AG
BRL	99,300	01/04/21	11.500%	Brazilian interbank lending rate(2)	554,293	(10,713)	565,006	BNP Paribas
BRL	26,100	01/04/21	11.680%	Brazilian interbank lending rate(1)	(80,786)	(39,699)	(41,087)	Bank of America
BRL	24,800	01/04/21	11.500%	Brazilian interbank lending rate(2)	138,434	(23,068)	161,502	Credit Suisse First Boston Corp.
BRL	9,500	01/04/21	11.680%	Brazilian interbank lending rate(1)	(29,405)	(5,199)	(24,206)	BNP Paribas
BRL	8,300	01/04/21	12.000%	Brazilian interbank lending rate(1)	(247)	2,683	(2,930)	Deutsche Bank AG
BRL	6,700	01/04/21	11.680%	Brazilian interbank lending rate(1)	(20,738)	(3,892)	(16,846)	Credit Suisse First Boston Corp.
BRL	5,200	01/04/21	11.500%	Brazilian interbank lending rate(1)	(29,026)	(8,338)	(20,688)	Goldman Sachs & Co.
BRL	5,200	01/04/21	11.500%	Brazilian interbank lending rate(1)	(29,026)	(10,102)	(18,924)	Morgan Stanley
BRL	4,800	01/04/21	11.680%	Brazilian interbank lending rate(1)	(14,857)	(3,147)	(11,710)	Goldman Sachs & Co.
EUR	900	12/15/18	0.700%	6 month LIBOR(2)	(13,700)	(908)	(12,792)	JPMorgan Chase
EUR	2,300	10/15/19	0.900%	6 month LIBOR(2)	(45,553)	(5,337)	(40,216)	Goldman Sachs & Co.
EUR	1,000	10/15/19	1.000%	6 month LIBOR(2)	(26,025)	232	(26,257)	BNP Paribas
EUR	3,200	11/15/19	0.900%	6 month LIBOR(2)	(61,810)	4,146	(65,956)	Goldman Sachs & Co.
EUR	1,400	12/10/19	0.750%	6 month LIBOR(2)	(15,050)	896	(15,946)	Bank of America
GBP	1,100	12/10/24	3.125%	6 month LIBOR(1)	14,954	1,450	13,504	Goldman Sachs & Co.
GBP	300	12/11/24	3.100%	6 month LIBOR(1)	2,779	4,797	(2,018)	Credit Suisse First Boston Corp.
GBP	3,300	12/15/24	3.170%	6 month LIBOR(1)	70,623	1,515	69,108	BNP Paribas
GBP	1,300	09/23/44	3.528%	6 month LIBOR(1)	111,133	(11,572)	122,705	Credit Suisse First Boston Corp.
GBP	2,200	10/15/44	3.500%	6 month LIBOR(1)	148,886	3,587	145,299	Bank of America
GBP	500	10/15/44	3.500%	6 month LIBOR(1)	33,838	(16,969)	50,807	Citigroup Global Markets
GBP	400	10/15/44	3.500%	6 month LIBOR(1)	27,070	(12,946)	40,016	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
GBP	400	10/15/44	3.500%	6 month LIBOR(1)	$27,070	$3,281	$23,789	Morgan Stanley
GBP	300	11/15/44	3.550%	6 month LIBOR(1)	28,729	80	28,649	Credit Suisse First Boston Corp.
GBP	400	12/11/44	3.550%	6 month LIBOR(1)	37,279	687	36,592	Goldman Sachs & Co.
GBP	100	12/11/44	3.550%	6 month LIBOR(1)	9,320	697	8,623	BNP Paribas
GBP	100	12/11/44	3.550%	6 month LIBOR(1)	9,320	(206)	9,526	Bank of America
GBP	800	12/15/44	3.450%	6 month LIBOR(1)	21,920	(2,092)	24,012	Goldman Sachs & Co.
GBP	500	12/15/44	3.530%	6 month LIBOR(1)	39,937	3,404	36,533	JPMorgan Chase
MXN	84,700	07/07/21	5.610%	28 day Mexican interbank rate(1)	(36,933)	(47,223)	10,290	UBS AG
MXN	41,300	10/11/21	5.630%	28 day Mexican interbank rate(1)	(19,212)	14,220	(33,432)	UBS AG
MXN	17,200	04/27/34	7.150%	28 day Mexican interbank rate(1)	35,481	(123)	35,604	Goldman Sachs & Co.
	2,200	12/19/15	1.728%	CPI Urban Consumers(2)	(44,109)	108	(44,217)	Deutsche Bank AG
	16,300	04/15/16	1.730%	CPI Urban Consumers(2)	(371,403)	(32,595)	(338,808)	Goldman Sachs & Co.
	3,400	10/23/16	1.935%	CPI Urban Consumers(2)	(92,201)	(9,511)	(82,690)	Royal Bank of Scotland Group PLC
	9,000	11/05/16	1.860%	CPI Urban Consumers(2)	(224,431)	—	(224,431)	Deutsche Bank AG
	6,800	11/29/16	1.825%	CPI Urban Consumers(2)	(163,694)	(3,487)	(160,207)	Deutsche Bank AG
	3,500	11/29/16	1.845%	CPI Urban Consumers(2)	(86,397)	—	(86,397)	Deutsche Bank AG
	3,400	11/29/16	1.825%	CPI Urban Consumers(2)	(81,847)	(1,005)	(80,842)	BNP Paribas
	2,300	02/12/17	2.415%	CPI Urban Consumers(2)	(118,088)	—	(118,088)	Goldman Sachs & Co.
	9,300	07/15/17	2.250%	CPI Urban Consumers(2)	(490,994)	15,132	(506,126)	Royal Bank of Scotland Group PLC
	12,700	04/15/18	2.033%	CPI Urban Consumers(2)	(482,678)	—	(482,678)	Goldman Sachs & Co.
	1,700	10/01/18	2.175%	CPI Urban Consumers(2)	(70,235)	(1,018)	(69,217)	Goldman Sachs & Co.
	2,000	11/01/18	2.173%	CPI Urban Consumers(2)	(82,272)	—	(82,272)	Deutsche Bank AG
	11,000	07/15/22	2.500%	CPI Urban Consumers(2)	(943,100)	152,368	(1,095,468)	BNP Paribas
	2,200	07/15/22	2.500%	CPI Urban Consumers(2)	(188,620)	34,850	(223,470)	Deutsche Bank AG

					$(3,506,173)	$166,508	$(3,672,681)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
EUR	5,300	03/18/20	0.500%	6 month Euribor(1)	$(32,772)	$37,354	$70,126
EUR	26,300	03/18/25	1.250%	6 month Euribor(1)	227,483	(1,263,461)	(1,490,944)
EUR	3,400	03/18/25	1.250%	6 month Euribor(1)	29,408	(163,337)	(192,745)
EUR	900	10/21/44	2.307%	6 month Euribor(1)	—	(75,244)	(75,244)
EUR	10,800	03/18/45	2.000%	6 month Euribor(1)	150,165	(1,741,277)	(1,891,442)
EUR	4,000	03/18/45	2.000%	6 month Euribor(1)	84,514	(644,918)	(729,432)
GBP	89,600	12/17/16	1.750%	6 month LIBOR(1)	292,047	(1,572,521)	(1,864,568)
GBP	34,000	12/17/16	1.500%	6 month LIBOR(1)	(181,874)	(615,985)	(434,111)
GBP	4,100	03/18/17	1.500%	6 month LIBOR(1)	8,606	(62,593)	(71,199)
GBP	13,800	12/17/19	2.250%	6 month LIBOR(1)	(34,085)	(853,410)	(819,325)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
GBP	5,000	03/18/25	2.750%	6 month LIBOR(1)	$(490,922)	$(631,305)	$(140,383)
JPY	120,000	09/18/23	1.000%	6 month LIBOR(1)	(17,235)	(51,407)	(34,172)
JPY	12,850,000	06/19/33	1.500%	6 month LIBOR(1)	322,197	8,177,209	7,855,012
MXN	363,500	09/01/16	4.300%	28 day Mexican interbank rate(1)	(44,665)	(33,141)	11,524
MXN	351,400	09/06/16	4.310%	28 day Mexican interbank rate(1)	(58,689)	(33,004)	25,685
MXN	138,000	07/07/21	5.610%	28 day Mexican interbank rate(1)	49,241	(54,737)	(103,978)
MXN	24,700	07/07/21	5.630%	28 day Mexican interbank rate(1)	1,053	(7,850)	(8,903)
MXN	3,300	11/09/21	5.660%	28 day Mexican interbank rate(1)	—	(1,148)	(1,148)
MXN	8,700	11/11/21	5.560%	28 day Mexican interbank rate(1)	—	(6,752)	(6,752)
MXN	21,100	12/06/21	5.750%	28 day Mexican interbank rate(1)	(10,295)	(602)	9,693
MXN	18,000	05/19/34	6.985%	28 day Mexican interbank rate(1)	45,951	17,080	(28,871)
	57,300	12/17/16	0.750%	3 month LIBOR(1)	182,294	125,393	(56,901)
	39,500	03/18/17	1.250%	3 month LIBOR(1)	(39,500)	(146,220)	(106,720)
	173,700	06/17/17	1.250%	3 month LIBOR(1)	533,921	107,599	(426,322)
	72,800	06/18/21	2.500%	3 month LIBOR(1)	(512,446)	(2,381,860)	(1,869,414)
	36,100	06/20/23	3.000%	3 month LIBOR(1)	(2,018,159)	408,956	2,427,115
	6,000	06/19/24	4.500%	3 month LIBOR(1)	(32,090)	437,750	469,840
	1,700	12/17/24	3.000%	3 month LIBOR(1)	(51,527)	(112,535)	(61,008)
	2,000	12/18/43	3.500%	3 month LIBOR(1)	75,720	(339,810)	(415,530)
	2,900	06/18/44	3.750%	3 month LIBOR(1)	(226,665)	(651,837)	(425,172)
	22,500	12/17/44	3.500%	3 month LIBOR(1)	(605,957)	(3,888,951)	(3,282,994)
	500	12/17/44	3.500%	3 month LIBOR(1)	2,033	86,416	84,383

					$(2,352,248)	$(5,936,148)	$(3,583,900)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
iTraxx Japan Main Series 19	06/20/18	1.000%	JPY	174,000	$26,484	$12,491	$13,993	Bank of America
iTraxx Japan Main Series 20	12/20/18	1.000%	JPY	182,000	29,618	19,541	10,077	Barclays Capital Group
iTraxx Japan Main Series 20	12/20/18	1.000%	JPY	61,000	9,927	1,976	7,951	Barclays Capital Group

					$66,029	$34,008	$32,021

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Value at December 31, 2014	Value at Trade Date	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
5 Year CDX.O HY.23.V1	12/20/19	5.000%		$2,800	$186,900	$177,834	$(9,066)
5 Year CDX.O IG.23.V1	12/20/19	1.000%		14,900	247,815	242,469	(5,346)
iTraxx Japan Main Series 22	12/20/19	1.000%	EUR	7,900	171,353	175,663	4,310
iTraxx Main Series 22 10Y	12/20/24	1.000%	EUR	1,600	(2,751)	(1,605)	1,146

					$603,317	$594,361	$(8,956)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2014 (Unaudited)(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Federal Republic of Brazil	03/20/16	1.000%		1,900	1.011%	$657	$(3,630)	$4,287	Deutsche Bank AG
Federal Republic of Brazil	12/20/18	1.000%		8,200	1.696%	(195,419)	(394,424)	199,005	Morgan Stanley
Federal Republic of Brazil	12/20/18	1.000%		8,000	1.696%	(190,653)	(411,441)	220,788	JPMorgan Chase
Federal Republic of Brazil	12/20/18	1.000%		7,100	1.696%	(169,204)	(310,734)	141,530	Citigroup Global Markets
Federal Republic of Brazil	12/20/18	1.000%		2,600	1.696%	(61,962)	(112,332)	50,370	Goldman Sachs & Co.
Federal Republic of Brazil	12/20/18	1.000%		500	1.696%	(11,916)	(19,096)	7,180	BNP Paribas
Federal Republic of Brazil	12/20/18	1.000%		200	1.696%	(4,766)	(9,398)	4,632	Bank of America
Federal Republic of Brazil	12/20/18	1.000%		200	1.696%	(4,766)	(9,483)	4,717	Deutsche Bank AG
Federal Republic of Brazil	12/20/18	1.000%		100	1.696%	(2,383)	(4,429)	2,046	Credit Suisse First Boston Corp.
Federal Republic of Brazil	03/20/19	1.000%		4,100	1.750%	(110,732)	(152,308)	41,576	Deutsche Bank AG
Federal Republic of Brazil	03/20/19	1.000%		3,600	1.750%	(97,228)	(183,636)	86,408	JPMorgan Chase
Federal Republic of Brazil	03/20/19	1.000%		2,600	1.750%	(70,220)	(131,445)	61,225	Citigroup Global Markets
Federal Republic of Brazil	03/20/19	1.000%		300	1.750%	(8,102)	(13,129)	5,027	Goldman Sachs & Co.
Federal Republic of Brazil	03/20/19	1.000%		100	1.750%	(2,701)	(18,561)	15,860	Bank of America
Federal Republic of Brazil	09/20/19	1.000%		10,000	1.884%	(378,819)	(287,595)	(91,224)	Hong Kong & Shanghai Bank
Federal Republic of Brazil	09/20/19	1.000%		4,800	1.884%	(181,803)	(141,391)	(40,412)	Deutsche Bank AG
Federal Republic of Brazil	09/20/19	1.000%		100	1.884%	(3,788)	(2,852)	(936)	Bank of America
Greece Govt.	06/20/15	1.000%	EUR	400	13.038%	(27,987)	(18,838)	(9,149)	Morgan Stanley
HSBC Bank PLC	06/20/19	1.000%		500	0.374%	13,951	6,180	7,771	JPMorgan Chase
Italy Govt.	03/20/19	1.000%		3,000	1.096%	(7,507)	(55,224)	47,717	Barclays Capital Group
Italy Govt.	03/20/19	1.000%		2,800	1.096%	(7,007)	(48,601)	41,594	Deutsche Bank AG
Italy Govt.	03/20/19	1.000%		800	1.096%	(2,002)	(14,357)	12,355	Deutsche Bank AG
Italy Govt.	03/20/19	1.000%		800	1.096%	(2,002)	(15,095)	13,093	Hong Kong & Shanghai Bank
Italy Govt.	09/20/19	1.000%		10,300	1.173%	(68,663)	(49,798)	(18,865)	Bank of America

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2014 (Unaudited)(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Italy Govt.	09/20/19	1.000%		2,500	1.173%	$(16,689)	$4,268	$(20,957)	BNP Paribas
Italy Govt.	09/20/19	1.000%		1,100	1.173%	(7,343)	2,067	(9,410)	Deutsche Bank AG
Italy Govt.	09/20/19	1.000%		800	1.173%	(5,341)	1,698	(7,039)	Hong Kong & Shanghai Bank
Italy Govt.	09/20/19	1.000%		400	1.173%	(2,670)	946	(3,616)	BNP Paribas
Japan Government	06/20/18	1.000%		4,100	0.434%	85,122	71,431	13,691	Goldman Sachs & Co.
Japan Government	06/20/18	1.000%		4,000	0.434%	83,046	64,658	18,388	Goldman Sachs & Co.
Japan Government	06/20/18	1.000%		2,700	0.434%	56,056	42,253	13,803	Morgan Stanley
Japan Government	06/20/18	1.000%		2,000	0.434%	41,523	30,686	10,837	Deutsche Bank AG
Japan Government	06/20/18	1.000%		1,900	0.434%	39,447	28,500	10,947	Bank of America
Republic of China	03/20/19	1.000%		8,000	0.652%	113,864	24,825	89,039	Barclays Capital Group
Republic of China	03/20/19	1.000%		4,200	0.652%	59,779	8,154	51,625	Morgan Stanley
Russian Federation	03/20/19	1.000%		300	4.805%	(41,660)	(28,184)	(13,476)	Hong Kong & Shanghai Bank
Russian Federation	03/20/19	1.000%		200	4.805%	(27,773)	(16,528)	(11,245)	Citigroup Global Markets
Russian Federation	09/20/19	1.000%		300	4.770%	(45,318)	(18,313)	(27,005)	Goldman Sachs & Co.
Russian Federation	09/20/19	1.000%		100	4.770%	(15,106)	(5,597)	(9,509)	JPMorgan Chase
Russian Federation	12/20/19	1.000%		34,000	4.755%	(5,334,669)	(3,694,115)	(1,640,554)	Citigroup Global Markets
Russian Federation	12/20/19	1.000%		15,000	4.755%	(2,353,530)	(1,800,724)	(552,806)	Goldman Sachs & Co.
Russian Federation	12/20/19	1.000%		1,700	4.755%	(266,733)	(205,489)	(61,244)	JPMorgan Chase
Russian Federation	12/20/19	1.000%		900	4.755%	(141,212)	(108,429)	(32,783)	Goldman Sachs & Co.
Softbank Corp.	12/20/17	1.000%	JPY	120,000	1.247%	(6,828)	(133,446)	126,618	Bank of America
Softbank Corp.	12/20/17	1.000%	JPY	32,000	1.247%	(1,821)	(31,272)	29,451	Citigroup Global Markets
Spain Govt.	03/20/19	1.000%		3,800	0.749%	45,641	(23,540)	69,181	Bank of America
Spain Govt.	03/20/19	1.000%		2,000	0.749%	24,022	(15,205)	39,227	Hong Kong & Shanghai Bank
United Mexican States	09/20/19	1.000%		10,300	0.943%	24,865	89,728	(64,863)	Citigroup Global Markets
United Mexican States	09/20/19	1.000%		4,600	0.943%	11,105	38,946	(27,841)	Hong Kong & Shanghai Bank

						$(9,277,245)	$(8,074,299)	$(1,202,946)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2014 (Unaudited)(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
Cardinal Health, Inc.	06/20/17	0.580%	250	0.097%	$(3,038)	$—	$(3,038)	Goldman Sachs & Co.
Cytec Industries, Inc.	09/20/17	1.000%	900	0.335%	(15,766)	37,391	(53,157)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2014 (Unaudited)(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Buy Protection(2) (continued)
Health Care REIT	06/20/15	2.930%	300	0.080%	$(4,335)	$—	$(4,335)	Barclays Capital Group
Marsh & McLennan Cos. Inc.	09/20/15	0.990%	200	0.014%	(1,483)	—	(1,483)	Bank of America
New York Times Co.	03/20/15	5.000%	800	0.101%	(9,668)	(16,365)	6,697	Deutsche Bank AG
Santander International	03/20/15	3.000%	2,500	0.360%	(17,243)	7,224	(24,467)	BNP Paribas

					$(51,533)	$28,250	$(79,783)

Cash of $753,000, $730,000 and $456,000 has been segregated by Barclays Capital Group, Citigroup Global Markets and Morgan Stanley, respectively, and U.S. Treasury Securities with market values of $2,945,871, $2,561,084, and $4,044,316 have been segregated with Barclays Capital Group, Citigroup Global Markets and Morgan Stanley, respectively, to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
EUR	4,300	3 month LIBOR minus 10 bps	5,323	3 month LIBOR	Bank of America	06/17/20	$(107,617)	$1,084	$(108,701)
EUR	19,000	3 month LIBOR minus 10 bps	25,055	3 month LIBOR	BNP Paribas	06/17/20	(2,008,343)	(1,463,477)	(544,866)
EUR	11,000	3 month LIBOR minus 10 bps	14,505	3 month LIBOR	BNP Paribas	06/17/20	(1,162,725)	(797,235)	(365,490)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Currency swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
EUR	23,800	3 month LIBOR minus 10 bps	29,322	3 month LIBOR	Citigroup Global Markets	06/17/20	$(452,849)	$—	$(452,849)
CHF	7,100	3 month LIBOR minus 23 bps	7,323	3 month LIBOR	Credit Suisse First Boston Corp.	06/17/17	(169,205)	4,534	(173,739)
EUR	15,500	3 month LIBOR minus 10 bps	19,207	3 month LIBOR	Deutsche Bank AG	06/17/20	(405,748)	—	(405,748)
EUR	11,700	3 month LIBOR minus 10 bps	14,485	3 month LIBOR	Goldman Sachs & Co.	06/17/20	(292,819)	2,949	(295,768)
CHF	6,700	3 month LIBOR minus 22.50 bps	6,944	3 month LIBOR	UBS AG	12/15/16	(192,388)	215,205	(407,593)
CHF	4,500	3 month LIBOR minus 23 bps	4,665	3 month LIBOR	UBS AG	12/15/16	(129,668)	135,309	(264,977)
CHF	4,500	3 month LIBOR minus 21 bps	4,665	3 month LIBOR	UBS AG	12/15/16	(127,859)	144,541	(272,400)

							$(5,049,221)	$(1,757,090)	$(3,292,131)

Total return swap agreements outstanding at December 31, 2014:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	06/30/15	6	Pay $11.85 strike and receive variance based on spread between NYMEX RBOB Gasoline and Brent Oil.	$(2,423)	$—	$(2,423)
Bank of America	06/30/15	1	Pay $2.70 strike and receive variance based on spread between Light Louisiana Sweet Oil and Brent Oil.	565	—	565
Bank of America	07/05/15	1	Pay $2.85 strike and receive variance based on spread between Light Louisiana Sweet Oil and Brent Oil.	230	—	230
Bank of America	06/30/15	1	Pay $2.90 strike and receive variance based on spread between Light Louisiana Sweet Oil and Brent Oil.	355	—	355
Bank of America	12/31/15	24	Pay $8.15 strike and receive variance based on spread between Light Louisiana Sweet Oil and Brent Oil.	110,682	—	110,682
Bank of America	02/17/15	143	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(1,573,827)	—	(1,573,827)
Bank of America	04/23/15	1	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +32bps.	179,602	—	179,602
Bank of America	07/31/15	15	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +35bps.	2,169,802	—	2,169,802

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	11/20/15	4	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +37bps.	$630,317	$—	$630,317
BNP Paribas	01/10/15	15	Henry Hub Natural Gas Index and Platts IFERC.	64,002	—	64,002
BNP Paribas	04/30/15	24	Pay $10.00 strike and receive variance based on Algonquin Cityfates Natural Gas.	(86,880)	—	(86,880)
BNP Paribas	03/31/15	1	Pay $17.00 strike and receive variance based on spread between Platts Jet CIF and IPE Brent Oil.	(2,261)	—	(2,261)
BNP Paribas	04/05/15	1	Pay $17.20 strike and receive variance based on spread between Platts Jet CIF and IPE Brent Oil.	1,890	—	1,890
BNP Paribas	02/28/15	13	Pay $2.37 strike and receive variance based on Platts IFERC.	(20,233)	—	(20,233)
BNP Paribas	04/05/15	1	Pay $7.60 strike and receive variance based on spread between Platts Naptha CIF and IPE Brent Oil.	1,117	—	1,117
BNP Paribas	03/31/15	1	Pay $8.34 strike and receive variance based on spread between Platts Naptha CIF and IPE Brent Oil.	(870)	—	(870)
BNP Paribas	02/17/15	4	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(45,091)	—	(45,091)
BNP Paribas	08/03/15	284	Pay $0.030976 strike and receive variance based on GOLDLNPM.	(1,251)	—	(1,251)
BNP Paribas	08/03/15	197	Pay $0.064516 strike and receive variance based on SILVERLND.	(6,886)	—	(6,886)
Citigroup Global Markets	05/14/15	330	Pay $0.040804 strike and receive variance based on S&P GSCI Crude Oil.	(42,911)	—	(42,911)
Citigroup Global Markets	05/14/15	146	Pay $0.045796 strike and receive variance based on S&P GSCI Crude Oil.	(17,300)	—	(17,300)
Citigroup Global Markets	03/31/15	2	Pay $0.28 strike and receive variance based on Dated Brent Oil.	2,117	—	2,117
Citigroup Global Markets	03/31/15	2	Pay $0.32 strike and receive variance based on Dated Brent Oil.	2,045	—	2,045
Citigroup Global Markets	03/31/15	1	Pay $15.44 strike and receive variance based on spread between Platts Jet CIF and IPE Brent Oil.	1,309	—	1,309
Citigroup Global Markets	06/30/15	3	Pay $2.70 strike and receive variance based on spread between Light Louisiana Sweet Oil and Brent Oil.	(1,307)	—	(1,307)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets	04/05/15	1	Pay $2.80 strike and receive variance based on spread between Light Louisiana Sweet Oil and Brent Oil.	$523	$—	$523
Citigroup Global Markets	03/31/15	1	Pay $7.78 strike and receive variance based on spread between Platts Naptha CIF and IPE Brent Oil.	(1,548)	—	(1,548)
Citigroup Global Markets	02/17/15	334	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(4,019,360)	—	(4,019,360)
Citigroup Global Markets	02/17/15	12	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(135,937)	—	(135,937)
Deutsche Bank AG	05/14/15	171	Pay $0.0324 strike and receive variance based on WTI Crude future.	(16,577)	—	(16,577)
Deutsche Bank AG	05/14/15	160	Pay $0.0324 strike and receive variance based on WTI Crude future.	(15,589)	—	(15,589)
Deutsche Bank AG	11/17/15	250	Pay $0.042025 strike and receive variance based on WTI Crude future.	(34,399)	—	(34,399)
Deutsche Bank AG	05/14/15	130	Pay $0.046225 strike and receive variance based on S&P GSCI Crude Oil.	(15,428)	—	(15,428)
Deutsche Bank AG	11/17/15	200	Pay $0.06375625 strike and receive variance based on S&P GSCI Crude Oil.	(36,352)	—	(36,352)
Deutsche Bank AG	02/17/15	134	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(1,473,186)	—	(1,473,186)
Goldman Sachs & Co.	02/03/15	223	Pay $0.0196 strike and receive variance based on Bloomberg Commodity Index.	(2,782)	—	(2,782)
Goldman Sachs & Co.	06/11/15	373	Pay $0.027225 strike and receive variance based on S&P GSCI Crude Oil.	4	—	4
Goldman Sachs & Co.	06/11/15	257	Pay $0.0576 strike and receive variance based on S&P GSCI Silver Index.	(7,089)	—	(7,089)
Goldman Sachs & Co.	11/25/15	190	Pay $0.06125625 strike and receive variance based on GOLDLNPM.	4,709	—	4,709
Goldman Sachs & Co.	11/25/15	140	Pay $0.1089 strike and receive variance based on SILVERLND.	1,333	—	1,333
Goldman Sachs & Co.	01/17/15	294	Pay $0.1156 strike and receive variance based on Brent Crude	(25,713)	—	(25,713)
Goldman Sachs & Co.	01/19/15	293	Pay $0.11662225 strike and receive variance based on WTI Crude future.	(50,297)	—	(50,297)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	01/17/15	144	Pay $0.12075625 strike and receive variance based on Brent Crude	$—	$—	$—
Goldman Sachs & Co.	01/19/15	94	Pay $0.283024 strike and receive variance based on WTI Crude future.	5,281	—	5,281
Goldman Sachs & Co.	07/03/15	1	Pay $2.55 strike and receive variance based on spread between Light Louisiana Sweet Oil and Brent Oil.	(852)	—	(852)
Goldman Sachs & Co.	07/05/15	1	Pay $2.60 strike and receive variance based on spread between Light Louisiana Sweet Oil and Brent Oil.	(786)	—	(786)
Goldman Sachs & Co.	03/03/15	5	Pay $6.15 strike and receive variance based on Algonquin Cityfates Natural Gas.	(6,498)	—	(6,498)
Goldman Sachs & Co.	03/03/15	5	Pay $6.18 strike and receive variance based on Algonquin Cityfates Natural Gas.	(6,648)	—	(6,648)
Goldman Sachs & Co.	04/23/15	8	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +32bps.	1,196,203	—	1,196,203
Goldman Sachs & Co.	11/20/15	1	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +33.5bps.	126,629	—	126,629
JPMorgan Chase	04/05/15	1	Pay $17.10 strike and receive variance based on spread between Platts Jet CIF and IPE Brent Oil.	1,906	—	1,906
JPMorgan Chase	04/05/15	1	Pay $7.70 strike and receive variance based on spread between Platts Naptha CIF and IPE Brent Oil.	1,102	—	1,102
JPMorgan Chase	02/17/15	277	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(3,040,162)	(331,985)	(2,708,177)
JPMorgan Chase	02/17/15	24	Receive fixed payments on the JPMorgan NIC P Index and pay variable payments based on the U.S. Treasury Bill.	(526,054)	—	(526,054)
JPMorgan Chase	02/17/15	4	Receive fixed payments on the JPMorgan NIC P Index and pay variable payments based on the U.S. Treasury Bill.	(88,283)	—	(88,283)
JPMorgan Chase	05/29/15	4	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +28bps.	558,644	—	558,644
JPMorgan Chase	05/29/15	1	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +30bps.	143,294	—	143,294

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	02/09/15	377	Pay $0.01755625 strike and receive variance based on Bloomberg Commodity Index.	$(1,921)	$—	$(1,921)
Morgan Stanley	02/09/15	377	Pay $0.01755625 strike and receive variance based on Bloomberg Commodity Index.	(2,076)	—	(2,076)
Morgan Stanley	09/23/15	276	Pay $0.032761 strike and receive variance based on GOLDLNPM.	(862)	—	(862)
Morgan Stanley	09/18/15	216	Pay $0.053824 strike and receive variance based on SILVERLND.	(9,582)	—	(9,582)
Morgan Stanley	04/21/16	910	Pay $0.05405625 strike and receive variance based on GOLDLNPM.	13,355	—	13,355
Morgan Stanley	04/21/16	700	Pay $0.09150625 strike and receive variance based on SILVERLND.	(8,476)	—	(8,476)
Morgan Stanley	03/31/15	2	Pay $0.34 strike and receive variance based on Dated Brent Oil.	2,678	—	2,678
Morgan Stanley	03/31/15	6	Pay $10.75 strike and receive variance based on Algonquin Cityfates Natural Gas.	(26,091)	—	(26,091)
Morgan Stanley	03/31/15	1	Pay $15.46 strike and receive variance based on spread between Platts Jet CIF and IPE Brent Oil.	1,770	—	1,770
Morgan Stanley	03/31/15	2	Pay $16.95 strike and receive variance based on spread between Platts Jet CIF and IPE Brent Oil.	(6,669)	—	(6,669)
Morgan Stanley	02/28/15	3	Pay $2.43 strike and receive variance based on Platts IFERC.	—	—	—
Morgan Stanley	01/05/16	2	Pay $3.30 strike and receive variance based on spread between Light Louisiana Sweet Oil and Brent Oil.	493	—	493
Morgan Stanley	03/31/15	1	Pay $7.80 strike and receive variance based on spread between Platts Naptha CIF and IPE Brent Oil.	(2,040)	—	(2,040)
Morgan Stanley	03/31/15	2	Pay $8.45 strike and receive variance based on spread between Platts Naptha CIF and IPE Brent Oil.	(2,364)	—	(2,364)
Morgan Stanley	02/17/15	7	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(75,031)	—	(75,031)

				$(6,217,935)	$(331,985)	$(5,885,950)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$254,254,201	$—	$—
Common Stocks	3,109,240,189	1,369,604,173	—
Exchange Traded Funds	865,229,346	—	—
Preferred Stock	44,352	—	—
Rights	1,542	—	—
Asset-Backed Securities
Collateralized Loan Obligations	—	23,746,903	—
Non-Residential Mortgage-Backed Securities	—	8,724,186	3,513,720
Residential Mortgage-Backed Securities	—	42,384,101	—
Bank Loan	—	1,864,375	—
Commercial Mortgage-Backed Securities	—	15,092,145	952,979
Corporate Bonds	—	561,005,817	4,245,928
Foreign Government Bonds	—	667,247,789	—
Municipal Bonds	—	36,693,651	—
Residential Mortgage-Backed Securities	—	99,883,580	2,094,016
U.S. Government Agency Obligations	—	95,767,774	—
U.S. Treasury Obligations	—	1,287,192,911	—
Affiliated Money Market Mutual Fund	1,105,881,403	—	—
Foreign Treasury Obligations	—	139,814,004	—
Repurchase Agreements	—	88,600,000	—
Certificates of Deposit	—	46,214,262	—
Commercial Paper	—	14,169,171	—
Options Purchased	16,100	882,854	—
Short Sales – U.S. Government Agency Obligations	—	(78,086,686)	—
Options Written	(209,388)	(2,101,508)	—
Other Financial Instruments*
Financial Futures Contracts	10,295,050	—	—
Commodity Futures Contracts	616,745	—	—
Forward Foreign Currency Exchange Contracts	—	32,786,987	—
Over-the-counter interest rate swaps	—	(3,506,173)	—
Exchange-traded interest rate swaps	—	(3,583,900)	—
Over-the-counter credit default swaps	—	(9,262,749)	—
Exchange-traded credit default swaps	—	(8,956)	—
Total Return Swaps	—	(6,217,935)	—
Currency Swap Agreements	—	(5,049,221)	—

Total	$5,345,369,540	$4,423,857,555	$10,806,643

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

U.S. Treasury Obligations	14.5%
Affiliated Money Market Mutual Fund (5.8% represents investments purchased with collateral from securities on loan)	12.4
Exchange Traded Funds	9.7
Foreign Government Bonds	7.5
Banks	6.3
Oil, Gas & Consumable Fuels	3.4
Pharmaceuticals	3.1
Affiliated Mutual Funds	2.9
Insurance	2.5
Capital Markets	2.1
Internet Software & Services	2.0
Software	2.0
IT Services	1.8
Communications Equipment	1.6
Foreign Treasury Obligations	1.6
Residential Mortgage-Backed Securities	1.6
Media	1.6
Automobiles	1.5
Food & Staples Retailing	1.3
Hotels, Restaurants & Leisure	1.3
Industrial Conglomerates	1.3
Aerospace & Defense	1.2
Diversified Telecommunication Services	1.2
Beverages	1.1
Energy Equipment & Services	1.1
Health Care Equipment & Supplies	1.1
Electronic Equipment, Instruments & Components	1.0
Repurchase Agreements	1.0
U.S. Government Agency Obligations	1.0
Biotechnology	0.9
Chemicals	0.9
Food Products	0.9
Machinery	0.9
Specialty Retail	0.9
Electric Utilities	0.8
Health Care Providers & Services	0.7
Semiconductors & Semiconductor Equipment	0.7
Consumer Finance	0.6
Air Freight & Logistics	0.6
Airlines	0.6
Auto Components	0.6
Commercial Services & Supplies	0.6
Diversified Financial Services	0.6
Household Products	0.6
Real Estate Management & Development	0.6
Road & Rail	0.6
Certificates of Deposit	0.5
Independent Power & Renewable Electricity Producers	0.5
Internet & Catalog Retail	0.5
Personal Products	0.5
Technology Hardware, Storage & Peripherals	0.5
Life Sciences Tools & Services	0.4
Multi-Utilities	0.4
Municipal Bonds	0.4
Trading Companies & Distributors	0.4
Wireless Telecommunication Services	0.4
Real Estate Investment Trusts (REITs)	0.3
Building Products	0.3
Collateralized Loan Obligations	0.3

Metals & Mining	0.3%
Multiline Retail	0.3
Commercial Mortgage-Backed Securities	0.2
Commercial Paper	0.2
Construction Materials	0.2
Paper & Forest Products	0.2
Tobacco	0.2
Construction & Engineering	0.1
Containers & Packaging	0.1
Diversified Consumer Services	0.1
Electrical Equipment	0.1
Household Durables	0.1
Non-Residential Mortgage-Backed Securities	0.1
Professional Services	0.1
Textiles, Apparel & Luxury Goods	0.1
Thrifts & Mortgage Finance	0.1
U.S. Government Agency Obligations	(0.9)

109.8
Liabilities in excess of other assets	(9.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, equity risk, credit risk, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$3,278,987	*	Due from/to broker-variation margin futures	$3,222,563	*
Interest rate contracts	Due from/to broker-variation margin swaps	10,953,378	*	Due from/to broker-variation margin swaps	14,537,278	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	1,625,661		Unrealized depreciation on over-the-counter swap agreements	8,590,473
Interest rate contracts	Premiums paid for swap agreements	1,026,040		Premiums received for swap agreements	2,616,622
Interest rate contracts	Unaffiliated investments	882,854		Written options outstanding, at value	1,502,238
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	49,556,640		Unrealized depreciation on foreign currency forward contracts	16,769,653
Foreign exchange contracts	—	—		Written options outstanding, at value	574,144
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	1,478,706		Unrealized depreciation on over-the-counter swap agreements	2,729,414
Credit contracts	Premiums paid for swap agreements	492,963		Premiums received for swap agreements	8,505,004
Credit contracts	Due from/to broker-variation margin swaps	5,456	*	Due from/to broker-variation margin swaps	14,412	*
Credit contracts	—	—		Written options outstanding, at value	23,538
Equity contracts	Due from/to broker-variation margin futures	10,238,626	*	—	—
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	5,221,957		Unrealized depreciation on over-the-counter swap agreements	11,107,907
Equity contracts	Unaffiliated investments	1,542		Premiums received for swap agreements	331,985
Commodity contracts	Due from/to broker-variation margin futures	6,576,884	*	Due from/to broker-variation margin futures	5,960,139	*
Commodity contracts	Unaffiliated investments	16,100		Written options outstanding, at value	210,976

Total		$91,355,794			$76,696,346

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$(331,831)	$12,791,411	$6,280,487	$(8,766,762)	$—	$9,973,305
Foreign exchange contracts	—	26,410	—	3,784,103	(79,455)	58,846,690	62,577,748
Credit contracts	—	—	—	175,386	4,408,700	—	4,584,086
Equity contracts	368,318	—	30,457,691	—	73,115,712	—	103,941,721
Commodity contracts	—	(11,075)	729,639	642,105	(22,105,328)	—	(20,744,659)

Total	$368,318	$(316,496)	$43,978,741	$10,882,081	$46,572,867	$58,846,690	$160,332,201

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$(1,456,564)	$953,660	$840,344	$(10,485,061)	$—	$(10,147,621)
Foreign exchange contracts	—	—	—	225,849	—	37,123,237	37,349,086
Credit contracts	—	—	—	20,667	(3,605,161)	—	(3,584,494)
Equity contracts	(855)	—	(5,050,973)	—	(6,426,755)	—	(11,478,583)
Commodity contracts	—	(908)	771,354	135,923	—	—	906,369

Total	$(855)	$(1,457,472)	$(3,325,959)	$1,222,783	$(20,516,977)	$37,123,237	$13,044,757

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)
$1,142,976	$2,084,649,034	$456,147,606	$942,461,403	$1,758,174,130

Written Options(5)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements - Buy Protection(5)	Credit Default Swap Agreements - Sell Protection(5)	Total Return Swap Agreements(5)	Currency Swap Agreements(5)
$894,855,961	$930,897,972	$14,930,310	$224,831,280	$336,576,351	$53,655,206

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$3,582,224	$(2,993,758)	$(5,760,256)	$—
Barclays Capital Group	533,199	(395,011)	(210,057)	—
BNP Paribas	7,824,083	(5,630,389)	(5,590,718)	—
Citigroup Global Markets	8,059,266	(8,059,266)	—	—
Credit Suisse First Boston Corp.	2,028,425	(387,701)	(1,850,156)	—
Deutsche Bank AG	2,583,948	(2,583,948)	—	—
Goldman Sachs & Co.	6,950,154	(6,950,154)	—	—
Hong Kong & Shanghai Bank	2,489,078	(844,324)	(1,480,094)	164,660
JPMorgan Chase	19,195,776	(5,240,018)	(13,642,911)	312,847
Morgan Stanley	975,189	(975,189)	—	—
Royal Bank of Scotland Group PLC	15,132	(15,132)	—	—
Societe Generale	—	—	—	—
UBS AG	6,048,347	(5,605,082)	—	443,265

	$60,284,821

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(2,993,758)	$2,993,758	$—	$—
Barclays Capital Group	(395,011)	395,011	—	—
BNP Paribas	(5,630,389)	5,630,389	—	—
Citigroup Global Markets	(16,586,643)	8,059,266	6,557,912	(1,969,465)
Credit Suisse First Boston Corp.	(387,701)	387,701	—	—
Deutsche Bank AG	(5,514,467)	2,583,948	2,573,137	(357,382)
Goldman Sachs & Co.	(7,323,574)	6,950,154	3,333,467	—
Hong Kong & Shanghai Bank	(844,324)	844,324	—	—
JPMorgan Chase	(5,240,018)	5,240,018	—	—
Morgan Stanley	(1,498,827)	975,189	346,641	(176,997)
Royal Bank of Scotland Group PLC	(598,327)	15,132	473,242	(109,953)
Societe Generale	(134,445)	—	—	(134,445)
UBS AG	(5,605,082)	5,605,082	—	—

	$(52,752,566)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $497,866,635:
Unaffiliated investments (cost $7,639,307,168)	$8,484,225,868
Affiliated investments (cost $1,287,433,456)	1,360,135,604
Foreign currency, at value (cost $12,939,818)	12,673,976
Deposit with broker	3,353,994
Receivable for investments sold	447,090,572
Unrealized appreciation on foreign currency forward contracts	49,556,640
Dividends and interest receivable	31,173,813
Unrealized appreciation on over-the-counter swap agreements	8,326,324
Tax reclaim receivable	6,446,106
Premiums paid for swap agreements	1,519,003
Due from broker-variation margin futures	644,149
Receivable for fund share sold	546,973
Prepaid expenses	68,576

Total Assets	10,405,761,598

LIABILITIES:
Payable for investments purchased	813,353,919
Payable to broker for collateral for securities on loan	513,991,932
Securities sold short, at value (proceeds received $77,884,492)	78,086,686
Due to broker	37,855,000
Unrealized depreciation on over-the-counter swap agreements	22,427,794
Unrealized depreciation on foreign currency forward contracts	16,769,653
Premiums received for swap agreements	11,453,611
Payable to custodian	4,831,993
Due to broker-variation margin futures	3,714,908
Advisory fees payable	2,617,768
Written options outstanding, at value (premiums received $3,530,088)	2,310,896
Accrued expenses and other liabilities	779,109
Payable for fund share repurchased	689,738
Foreign capital gains tax liability accrued	625,021
Interest payable on securities sold short	189,369
Distribution fee payable	143,452
Due to broker-variation margin swaps	74,738
Affiliated transfer agent fee payable	361

Total Liabilities	1,509,915,948

NET ASSETS	$8,895,845,650

Net assets were comprised of:
Paid-in capital	$6,710,870,380
Retained earnings	2,184,975,270

Net assets, December 31, 2014	$8,895,845,650

Net asset value and redemption price per share, $8,895,845,650 / 595,454,721 outstanding shares of beneficial interest	$14.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $4,603,908 foreign withholding tax)	$120,835,369
Interest income	63,800,649
Affiliated income from securities lending, net	1,316,875
Affiliated dividend income	807,620

186,760,513

EXPENSES
Advisory fees	69,362,997
Distribution fee	8,450,463
Custodian and accounting fees	1,985,000
Interest expense	185,948
Insurance expenses	99,000
Audit fee	89,000
Trustees’ fees	81,000
Legal fees and expenses	41,000
Shareholders’ reports	26,000
Commitment fee on syndicated credit agreement	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Loan interest expense	560
Miscellaneous	74,384

Total expenses	80,417,352
Less: advisory fee waivers and/or expense reimbursement	(2,885,636)

Net expenses	77,531,716

NET INVESTMENT INCOME	109,228,797

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $13,012,739)	347,771,198
Futures transactions	43,978,741
Options written transactions	10,882,081
Short sales transactions	(2,551,322)
Swap agreements transactions	46,572,867
Foreign currency transactions	48,053,792

494,707,357

Net change in unrealized appreciation (depreciation) on:	(113,280,417)
Investments and other assets (including affiliated $19,538) (net of change in foreign capital gains taxes $(415,026))
Futures	(3,325,959)
Options written	1,222,783
Short sales	(214,654)
Swap agreements	(20,516,977)
Foreign currencies	40,737,580

(95,377,644)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	399,329,713

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$508,558,510

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$109,228,797	$83,356,314
Net realized gain on investment and foreign currency transactions	494,707,357	329,926,501
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(95,377,644)	728,056,764

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	508,558,510	1,141,339,579

FUND SHARE TRANSACTIONS:
Fund share sold [19,336,194 and 98,611,301 shares, respectively]	281,526,475	1,265,935,715
Fund share repurchased [22,180,380 and 25,818,137 shares, respectively]	(320,415,146)	(331,723,858)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(38,888,671)	934,211,857

TOTAL INCREASE IN NET ASSETS	469,669,839	2,075,551,436
NET ASSETS:
Beginning of year	8,426,175,811	6,350,624,375

End of year	$8,895,845,650	$8,426,175,811

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 89.7%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
AST AQR Emerging Markets Equity Portfolio*	2,353,737	$23,349,073
AST AQR Large-Cap Portfolio*	72,171,285	961,321,513
AST Boston Partners Large-Cap Value Portfolio*	9,760,399	178,224,895
AST ClearBridge Dividend Growth Portfolio*	36,106,349	485,269,324
AST Goldman Sachs Large-Cap Value Portfolio*	9,015,133	239,982,840
AST Goldman Sachs Mid-Cap Growth Portfolio*	2,350,165	18,190,280
AST Goldman Sachs Small-Cap Value Portfolio*	3,946,462	71,115,241
AST Goldman Sachs Strategic Income Portfolio*	24,134,853	235,797,515
AST Herndon Large-Cap Value Portfolio*	13,024,109	169,704,141
AST High Yield Portfolio*	13,753,570	115,805,056
AST International Growth Portfolio*	44,584,157	594,752,654
AST International Value Portfolio*	34,207,228	585,627,746
AST Jennison Large-Cap Growth Portfolio*	8,272,391	173,472,039
AST Large-Cap Value Portfolio*	8,046,933	181,780,211
AST Loomis Sayles Large-Cap Growth Portfolio*	14,115,457	455,505,785
AST Lord Abbett Core Fixed Income Portfolio*	37,438,425	448,512,330
AST MFS Growth Portfolio*	20,291,291	336,632,525
AST MFS Large-Cap Value Portfolio*	12,090,900	183,902,586
AST Mid-Cap Value Portfolio*	927,017	18,938,967
AST Money Market Portfolio*	50,685,792	50,685,792
AST Neuberger Berman Core Bond Portfolio*	22,068,519	238,781,379
AST Neuberger Berman Mid-Cap Growth Portfolio*	521,684	18,227,624
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	689,767	18,968,587
AST Parametric Emerging Markets Equity Portfolio*	2,314,216	19,786,543
AST PIMCO Limited Maturity Bond Portfolio*	8,093,850	83,690,408
AST Prudential Core Bond Portfolio*	106,777,762	1,195,910,936
AST QMA Emerging Markets Equity Portfolio*	1,537,065	14,602,121
AST QMA Large-Cap Portfolio*	70,608,956	960,987,889
AST Small-Cap Growth Opportunities Portfolio*	6,003,374	85,428,013
AST Small-Cap Growth Portfolio*	3,996,104	127,076,096
AST Small-Cap Value Portfolio*	7,418,361	160,088,223
AST T. Rowe Price Equity Income Portfolio*	17,993,637	238,235,754
AST T. Rowe Price Large-Cap Growth Portfolio*	7,587,795	169,435,470
AST T. Rowe Price Natural Resources Portfolio*	391,969	8,164,707
AST Templeton Global Bond Portfolio*	23,137	250,579

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST Western Asset Core Plus Bond Portfolio*	76,453,935	$866,223,086
AST Western Asset Emerging Markets Debt Portfolio*	14,321,160	139,344,890

TOTAL LONG-TERM INVESTMENTS (cost $8,245,619,537)(w)		9,873,772,818

SHORT-TERM INVESTMENTS — 9.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 9.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,041,126,835)(w)(Note 4)	1,041,126,835	1,041,126,835

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.4%
U.S. Treasury Bills
0.020%	03/19/15	300	299,988
0.030%	03/19/15	3,900	3,899,836
0.045%	03/19/15	35,000	34,998,530
0.080%	06/18/15	200	199,921
0.101%	06/18/15	250	249,902

TOTAL U.S. TREASURY OBLIGATIONS (cost $39,646,176)			39,648,177

TOTAL SHORT-TERM INVESTMENTS (cost $1,080,773,011)			1,080,775,012

TOTAL INVESTMENTS — 99.5% (cost $9,326,392,548)			10,954,547,830
OTHER ASSETS IN EXCESS OF LIABILITIES(X) — 0.5%			55,086,537

NET ASSETS — 100.0%			$11,009,634,367

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
679	2 Year U.S. Treasury Notes	Mar. 2015	$148,616,125	$148,425,156	$(190,969)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
1,573	10 Year U.S. Treasury Notes	Mar. 2015	$198,173,422	$199,451,484	$1,278,062
200	CAC40 10 Euro	Jan. 2015	9,993,829	10,350,794	356,965
39	DAX Index	Mar. 2015	11,008,141	11,613,379	605,238
851	Euro STOXX 50	Mar. 2015	31,464,172	32,262,231	798,059
294	FTSE 100 Index	Mar. 2015	28,515,617	29,888,014	1,372,397
368	Russell 2000 Mini Index	Mar. 2015	41,865,520	44,185,760	2,320,240
4,852	S&P 500 E-Mini	Mar. 2015	481,184,970	497,912,240	16,727,270
140	S&P 500 Index	Mar. 2015	69,407,215	71,834,000	2,426,785
273	TOPIX Index	Mar. 2015	32,794,417	32,079,437	(714,980)

					$24,979,067

(1)	U.S. Treasury securities with a combined market value of $39,648,177 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$10,914,899,653	$—	$—
U.S. Treasury Obligations	—	39,648,177	—
Other Financial Instruments*
Financial Futures Contracts	24,979,067	—	—

Total	$10,939,878,720	$39,648,177	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Investment Type

Large/Mid-Cap Growth	30.3%
Core Bonds	27.9
Money Market	9.9
Large/Mid-Cap Value	9.0
International Growth	5.4
International Value	5.3

Large/Mid-Cap Blend	4.4%
Small-Cap Value	2.1
Small-Cap Growth	1.9
Emerging Markets	1.8
High Yield	1.0
U.S. Treasury Obligations	0.4
Sector	0.1

99.5
Other assets in excess of liabilities	0.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$1,278,062	*	Due from/to broker-variation margin futures	$190,969	*

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	24,606,954	*	Due from/to broker-variation margin futures	714,980	*

Total		$25,885,016			$905,949

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$9,765,169
Equity contracts	66,531,038

Total	$76,296,207

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$5,878,381
Equity contracts	5,119,208

Total	$10,997,589

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long position was $1,024,661,454.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014
ASSETS:
Investments at value:
Affiliated investments (cost $9,286,746,372)	$10,914,899,653
Unaffiliated investments (cost $39,646,176)	39,648,177
Foreign currency, at value (cost $67,776,825)	63,600,376
Dividends receivable	144,539
Receivable for fund share sold	94,197
Prepaid expenses	8,840

Total Assets	11,018,395,782

LIABILITIES:
Due to broker-variation margin futures	6,530,652
Payable for fund share repurchased	1,510,248
Advisory fees payable	567,252
Accrued expenses and other liabilities	152,628
Affiliated transfer agent fee payable	361
Deferred trustees’ fees	274

Total Liabilities	8,761,415

NET ASSETS	$11,009,634,367

Net assets were comprised of:
Paid-in capital	$7,900,275,798
Retained earnings	3,109,358,569

Net assets, December 31, 2014	$11,009,634,367

Net asset value and redemption price per share, $11,009,634,367 / 748,861,890 outstanding shares of beneficial interest	$14.70

STATEMENT OF OPERATIONS
Year Ended December 31, 2014
INCOME
Affiliated dividend income	$1,417,412

EXPENSES
Advisory fees	16,182,604
Custodian and accounting fees	465,000
Trustees’ fees	100,000
Legal fees and expenses	33,000
Audit fee	24,000
Commitment fee on syndicated credit agreement	12,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	5,000
Miscellaneous	18,906

Total expenses	16,856,510

NET INVESTMENT LOSS	(15,439,098)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $251,945,145)	251,945,145
Futures transactions	76,296,207
Foreign currency transactions	(3,069,170)

325,172,182

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $367,980,636)	367,982,796
Futures	10,997,589
Foreign currencies	(4,043,285)

374,937,100

NET GAIN ON INVESTMENTS	700,109,282

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$684,670,184

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(15,439,098)	$(14,356,488)
Net realized gain on investment and foreign currency transactions	325,172,182	792,228,344
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	374,937,100	792,293,282

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	684,670,184	1,570,165,138

FUND SHARE TRANSACTIONS:
Fund share sold [15,718,568 and 65,868,803 shares, respectively]	224,127,167	825,237,191
Fund share repurchased [34,535,323 and 40,866,608 shares, respectively]	(489,872,240)	(516,888,323)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(265,745,073)	308,348,868

TOTAL INCREASE IN NET ASSETS	418,925,111	1,878,514,006
NET ASSETS:
Beginning of year	10,590,709,256	8,712,195,250

End of year	$11,009,634,367	$10,590,709,256

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 75.1%
COMMON STOCKS — 21.0%	Shares	Value (Note 2)
Aerospace & Defense — 0.1%
Raytheon Co.	19,525	$2,112,019

Air Freight & Logistics — 0.4%
Deutsche Post AG (Germany)	177,231	5,753,271
FedEx Corp.	15,430	2,679,574

		8,432,845

Airlines — 0.2%
Delta Air Lines, Inc.	7,100	349,249
Southwest Airlines Co.	42,300	1,790,136
United Continental Holdings, Inc.*	36,600	2,448,174

		4,587,559

Auto Components — 0.2%
Goodyear Tire & Rubber Co. (The)	123,889	3,539,509

Automobiles — 0.1%
Mazda Motor Corp. (Japan)	108,400	2,603,289

Banks — 2.6%
Bank of America Corp.	359,186	6,425,837
Citigroup, Inc.	279,286	15,112,165
HDFC Bank Ltd. (India)	90,780	1,363,398
ING Groep NV (Netherlands), CVA*	436,438	5,638,647
Intesa Sanpaolo SpA (Italy)	934,952	2,712,212
JPMorgan Chase & Co.	152,181	9,523,487
KBC Groep NV (Belgium)*	122,212	6,820,675
Societe Generale SA (France)	86,916	3,637,460
SunTrust Banks, Inc.	74,600	3,125,740
U.S. Bancorp	120,275	5,406,361
Wells Fargo & Co.	21,200	1,162,184

		60,928,166

Beverages — 0.2%
Dr. Pepper Snapple Group, Inc.	45,700	3,275,776
Molson Coors Brewing Co. (Class B Stock)	32,900	2,451,708

		5,727,484

Biotechnology — 0.3%
Alkermes PLC*	46,581	2,727,783
Amgen, Inc.	26,800	4,268,972
Forward Pharma A/S (Denmark), ADR*	9,800	204,134

		7,200,889

Building Products — 0.1%
Cie de Saint-Gobain (France)	64,295	2,723,598

Capital Markets — 0.6%
American Capital Ltd.*	348,570	5,092,608
Credit Suisse Group AG (Switzerland)*	239,911	6,026,864
Goldman Sachs Group, Inc. (The)	13,200	2,558,556
Uranium Participation Corp. (Canada)*	8,500	37,679

		13,715,707

Chemicals — 0.1%
Advanced Emissions Solutions, Inc.*	2,840	64,724
Cabot Corp.	14,030	615,356
Dow Chemical Co. (The)	17,900	816,419
Huntsman Corp.	66,604	1,517,239

		3,013,738

Commercial Services & Supplies — 0.1%
Tyco International PLC	25,875	1,134,877

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment — 0.4%
Brocade Communications Systems, Inc.	185,498	$2,196,296
Cisco Systems, Inc.	136,200	3,788,403
QUALCOMM, Inc.	37,100	2,757,643

		8,742,342

Construction & Engineering — 0.1%
AECOM Technology Corp.*(a)	57,700	1,752,349

Consumer Finance — 0.5%
Ally Financial, Inc.*	17,419	411,437
Capital One Financial Corp.	50,408	4,161,180
Discover Financial Services	74,650	4,888,829
SLM Corp.	201,600	2,054,304

		11,515,750

Containers & Packaging — 0.1%
Packaging Corp. of America	20,613	1,608,845

Diversified Financial Services
NASDAQ OMX Group, Inc. (The)	10,700	513,172

Diversified Telecommunication Services
Level 3 Communications, Inc.*(a)	16,340	806,869

Electrical Equipment — 0.3%
AMETEK, Inc.	131,342	6,912,530

Electronic Equipment, Instruments & Components — 0.1%
TE Connectivity Ltd. (Switzerland)	11,070	700,177
Zebra Technologies Corp. (Class A Stock)*	11,400	882,474

		1,582,651

Energy Equipment & Services — 0.3%
Halliburton Co.	25,300	995,049
Oceaneering International, Inc.	7,500	441,075
Schlumberger Ltd.	49,000	4,185,090
Weatherford International PLC*	65,300	747,685

		6,368,899

Food & Staples Retailing — 0.3%
CVS Health Corp.	71,825	6,917,466
Wal-Mart Stores, Inc.	10,800	927,504

		7,844,970

Food Products
Pilgrim’s Pride Corp.*	6,900	226,251
Tyson Foods, Inc. (Class A Stock)	10,900	436,981

		663,232

Health Care Providers & Services — 0.9%
Aetna, Inc.	47,600	4,228,308
Centene Corp.*	21,800	2,263,930
CIGNA Corp.	27,200	2,799,152
Humana, Inc.	7,100	1,019,773
Laboratory Corp. of America Holdings*	6,400	690,560
McKesson Corp.	13,690	2,841,770
UnitedHealth Group, Inc.	34,200	3,457,278
Universal Health Services, Inc. (Class B Stock)	23,468	2,611,050

		19,911,821

Health Care Technology — 0.3%
Cerner Corp.*	93,738	6,061,099

Hotels, Restaurants & Leisure — 0.5%
Amaya Gaming Group, Inc. (Canada)*(g)	48,629	1,195,006

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Aramark	15,725	$489,834
Las Vegas Sands Corp.	71,894	4,181,355
Sands China Ltd. (Hong Kong)	1,035,600	5,041,451

		10,907,646

Household Durables — 0.5%
Newell Rubbermaid, Inc.	254,381	9,689,372
PulteGroup, Inc.	48,100	1,032,226

		10,721,598

Industrial Conglomerates — 0.2%
3M Co.	33,775	5,549,908

Insurance — 1.3%
American International Group, Inc.	146,566	8,209,161
AXA SA (France)	405,597	9,346,211
Delta Lloyd NV (Netherlands)	242,403	5,330,542
Tokio Marine Holdings, Inc. (Japan)	139,400	4,527,391
Travelers Cos., Inc. (The)	23,725	2,511,291

		29,924,596

Internet & Catalog Retail
Priceline Group, Inc. (The)*	900	1,026,189

Internet Software & Services — 0.8%
Facebook, Inc. (Class A Stock)*	49,200	3,838,584
Google, Inc. (Class A Stock)*	5,150	2,732,899
Google, Inc. (Class C Stock)*	21,828	11,490,259
MercadoLibre, Inc. (Argentina)	9,812	1,252,698
		19,314,440
IT Services — 0.3%
Alliance Data Systems Corp.*(a)	1,700	486,285
Amdocs Ltd.	30,762	1,435,201
MasterCard, Inc. (Class A Stock)	52,800	4,549,248
Total System Services, Inc.	34,158	1,160,006

		7,630,740

Machinery — 0.4%
Cummins, Inc.	27,206	3,922,289
Parker Hannifin Corp.	14,180	1,828,511
Sandvik AB (Sweden)	318,074	3,092,660
WABCO Holdings, Inc.*	12,900	1,351,662

		10,195,122

Media — 1.0%
Cengage Learning Holdings II*	6,514	146,565
Comcast Corp. (Class A Stock)	200,847	11,651,135
Discovery Communications, Inc. (Class A Stock)*	81,594	2,810,913
Time Warner, Inc.	113,055	9,657,158

		24,265,771

Metals & Mining — 0.3%
Concrete Investments II (Luxembourg)*	2,494	—
Constellium NV (Netherlands) (Class A Stock)*	10,943	179,793

Rio Tinto PLC (United Kingdom)	152,170	7,014,604
Vale SA (Brazil), ADR(a)	41,100	336,198

		7,530,595
Multiline Retail — 0.1%
Macy’s, Inc.	22,200	1,459,650

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities
Public Service Enterprise Group, Inc.	19,600	$811,636

Oil, Gas & Consumable Fuels — 1.6%
BP PLC (United Kingdom), ADR(a)	65,800	2,508,296
Chevron Corp.	88,546	9,933,090
Exxon Mobil Corp.	1,175	108,629
Hess Corp.	26,328	1,943,533
Marathon Petroleum Corp.	14,750	1,331,335
PBF Energy, Inc. (Class A Stock)	20,300	540,792
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	288,385	9,624,260
Suncor Energy, Inc. (Canada)	98,275	3,123,179
Tesoro Corp.	8,172	607,588
Total SA (France)	167,148	8,563,352

		38,284,054

Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (Canada)*	5,735	16,438
Domtar Corp.	38,350	1,542,437
Louisiana-Pacific Corp.*(a)	202,279	3,349,740

		4,908,615

Pharmaceuticals — 2.1%
AbbVie, Inc.	98,134	6,421,889
Actavis PLC*	37,897	9,755,067
AstraZeneca PLC (United Kingdom)	160,404	11,329,476
AstraZeneca PLC (United Kingdom), ADR	33,400	2,350,692
Bristol-Myers Squibb Co.	19,925	1,176,173
Johnson & Johnson	5,500	575,135
Merck & Co., Inc.	21,604	1,226,891
Novo Nordisk A/S (Denmark) (Class B Stock)	79,646	3,369,009
Shire PLC (Ireland), ADR	8,200	1,742,828
Teva Pharmaceutical Industries Ltd. (Israel), ADR	174,235	10,020,255

		47,967,415

Road & Rail — 0.2%
Norfolk Southern Corp.	27,800	3,047,158
Union Pacific Corp.	5,600	667,128

		3,714,286

Semiconductors & Semiconductor Equipment — 0.4%
Intel Corp.	142,450	5,169,511
Micron Technology, Inc *	149,300	5,226,993

		10,396,504

Software — 0.2%
Microsoft Corp.	38,100	1,769,745
Oracle Corp.	50,550	2,273,233

		4,042,978

Specialty Retail — 0.9%
AutoZone, Inc.*(a)	14,554	9,010,527
Home Depot, Inc. (The)	22,100	2,319,837
Lowe’s Cos., Inc.	95,100	6,542,880
Ross Stores, Inc.	29,300	2,761,818

		20,635,062

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	25,860	2,854,427
EMC Corp.	118,100	3,512,294

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (continued)
Hewlett-Packard Co.	83,215	$3,339,418
SanDisk Corp.	15,000	1,469,700
Western Digital Corp.	39,100	4,328,370

		15,504,209

Textiles, Apparel & Luxury Goods — 0.3%
Cie Financiere Richemont SA (Switzerland)	84,139	7,459,648

Tobacco — 0.5%
Imperial Tobacco Group PLC (United Kingdom)	266,288	11,721,884

Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc.*	23,980	707,170
WESCO International, Inc.*(a)	44,009	3,353,926

		4,061,096

TOTAL COMMON STOCKS (cost $433,926,533)		488,037,851

EXCHANGE TRADED FUNDS — 9.9%
Energy Select Sector SPDR Fund(a)	678,828	53,736,024
Financial Select Sector SPDR Fund(a)	3,979,135	98,404,009
iShares 0-5 Year TIPS Bond ETF	1	99
iShares 10-20 Year Treasury Bond ETF	1	135
iShares 1-3 Year Treasury Bond ETF	1	84
iShares 20+ Year Treasury Bond ETF(a)	54,129	6,815,924
iShares 3-7 Year Treasury Bond ETF	1	122
iShares 7-10 Year Treasury Bond ETF	1	106
iShares Agency Bond ETF	1	113
iShares Core U.S. Treasury Bond ETF	1	25
iShares MSCI EMU ETF(a)	1,935,397	70,312,973
iShares Short Treasury Bond ETF	1	110
iShares TIPS Bond ETF	1	112

TOTAL EXCHANGE TRADED FUNDS (cost $220,243,502)		229,269,836

PREFERRED STOCKS — 1.0%
Automobiles — 0.3%
Volkswagen AG (Germany) (PRFC)	26,968	5,993,798

Consumer Finance — 0.2%
Ally Financial, Inc., 7.000%	228,315	5,392,788
Ally Financial, Inc., Series A, 8.500%	8,308	223,319

		5,616,107

Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2, 8.125%	64,707	1,706,971
RBS Capital Funding Trust VII (Netherlands), Series G, 6.080%	14,930	364,143

		2,071,114

Hotels, Restaurants & Leisure — 0.1%
Amaya Gaming Group, Inc. (Canada)*(g)	3,087	3,480,780

Metals & Mining
Concrete Investments II (Luxembourg)*	2,494	398,510

Oil, Gas & Consumable Fuels
Chesapeake Energy Corp., 5.750%	348	376,710

		Shares	Value (Note 2)
PREFERRED STOCKS (continued)
Technology Hardware, Storage & Peripherals — 0.3%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)		6,740	$6,339,445

TOTAL PREFERRED STOCKS (cost $22,937,604)			24,276,464

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.4%
Collateralized Loan Obligations — 0.4%
Adams Mill CLO Ltd. (Cayman Islands),
Series 2014-1A, Class D1, 144A
3.697%(c)	07/15/26	250	233,017
ALM VIII Ltd. (Cayman Islands),
Series 2013-8A, Class B, 144A
2.981%(c)	01/20/26	250	238,667
Series 2013-8A, Class C, 144A
3.431%(c)	01/20/26	250	230,182
Series 2013-8A, Class D, 144A
4.731%(c)	01/20/26	250	220,416
ALM XIV Ltd. (Cayman Islands),
Series 2014-14A, Class C, 144A
3.681%(c)	07/28/26	250	231,900
Series 2014-14A, Class D, 144A
5.081%(c)	07/28/26	250	220,638
Atlas Sr. Loan Fund V Ltd. (Cayman Islands),
Series 2014-1A, Class C, 144A
3.246%(c)	07/16/26	250	233,181
Series 2014-1A, Class D, 144A
3.696%(c)	07/16/26	250	233,198
Battalion CLO V Ltd. (Cayman Islands),
Series 2013-4A, Class C, 144A
3.582%(c)	10/22/25	250	232,532
Benefit Street Partners CLO IV Ltd. (Cayman Islands),
Series 2014-IVA, Class C, 144A
3.731%(c)	07/20/26	500	466,498
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2012-2AR, Class ER, 144A
6.332%(c)	07/20/23	250	242,541
Cedar Funding III CLO Ltd. (Cayman Islands),
Series 2014-3A, Class C, 144A
3.029%(c)	05/20/26	250	240,481
Series 2014-3A, Class D, 144A
3.789%(c)	05/20/26	250	234,598
CIFC Funding Ltd. (Cayman Islands),
Series 2014-3A, Class C1, 144A
2.952%(c)	07/22/26	250	240,600
Series 2014-3A, Class D, 144A
3.552%(c)	07/22/26	250	232,047
Flatiron CLO Ltd. (Cayman Islands),
Series 2013-1A, Class C, 144A
3.833%(c)	01/17/26	500	470,842
Galaxy XVIII CLO Ltd. (Cayman Islands),
Series 2014-18A, Class C1, 144A
3.234%(c)	10/15/26	250	243,346
Jamestown CLO IV Ltd. (Cayman Islands),
Series 2014-4A, Class C, 144A
3.730%(c)	07/15/26	250	233,811

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
LCM X LP (Cayman Islands),
Series 10AR, Class ER, 144A
5.734%(c)	04/15/22	1,000	$947,657
Madison Park Funding VIII Ltd. (Cayman Islands),
Series 2012-8AR, Class CR, 144A
3.031%(c)	04/22/22	250	242,256
Series 2012-8AR, Class DR, 144A
4.081%(c)	04/22/22	250	242,541
Madison Park Funding XIV Ltd. (Cayman Islands),
Series 2014-14A, Class D, 144A
3.831%(c)	07/20/26	250	235,325
Octagon Investment Partners XII Ltd. (Cayman Islands),
Series 2012-1AR, Class ER, 144A
5.732%(c)	05/05/23	250	238,219
Octagon Investment Partners XX Ltd. (Cayman Islands),
Series 2014-1A, Class D, 144A
3.883%(c)	08/12/26	250	235,146
Series 2014-1A, Class E, 144A
5.483%(c)	08/12/26	250	222,621
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-1A, Class B, 144A
2.821%(c)	10/17/22	250	240,179
Series 2014-1A, Class C, 144A
4.121%(c)	10/17/22	250	238,713
Series 2014-1A, Class D, 144A
6.021%(c)	10/17/22	250	235,073
Steele Creek CLO Ltd. (Cayman Islands),
Series 2014-1A, Class B, 144A
2.484%(c)	08/21/26	250	243,571
TICP CLO II Ltd. (Cayman Islands),
Series 2014-2A, Class A1A, 144A
1.684%(c)	07/20/26	250	247,419
Voya CLO Ltd. (Cayman Islands),
Series 2014-3A, Class C, 144A
3.833%(c)	07/25/26	250	231,145
Washington Mill CLO Ltd. (Cayman Islands),
Series 2014-1A, Class C, 144A
3.226%(c)	04/20/26	250	243,655
Series 2014-1A, Class D, 144A
3.676%(c)	04/20/26	250	229,964
WhiteHorse IX Ltd. (Cayman Islands),
Series 2014-9A, Class C, 144A
2.919%(c)	07/17/26	250	238,955

			9,190,934

Non-Residential Mortgage-Backed Securities — 2.4%
Access Group, Inc.,
Series 2004-A, Class A2
0.494%(c)	04/25/29	1,259	1,250,300
Series 2005-A, Class A2
0.454%(c)	04/27/26	280	279,725
Series 2007-1, Class A2
0.264%(c)	04/25/17	259	258,846
American Credit Acceptance Receivables Trust,
Series 2014-3, Class A, 144A
0.990%	08/10/18	1,707	1,705,667
American Express Credit Account Master Trust,
Series 2005-2, Class C, 144A
0.651%(c)	10/16/17	600	599,863

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2012-2, Class C, 144A
1.290%	03/15/18	1,410	$1,411,259
AmeriCredit Automobile Receivables Trust,
Series 2010-4, Class C
2.760%	05/09/16	7	7,306
Series 2010-4, Class D
4.200%	11/08/16	400	402,462
Series 2011-2, Class D
4.000%	05/08/17	300	304,591
Series 2011-3, Class C
2.860%	01/09/17	310	311,833
Series 2012-3, Class D
3.030%	07/09/18	900	919,981
Series 2012-5, Class B
1.120%	11/08/17	1,100	1,103,451
Series 2013-1, Class C
1.570%	01/08/19	400	399,080
Carfinance Capital Auto Trust,
Series 2013-1A, Class A, 144A
1.650%	07/17/17	107	107,164
Series 2013-2A, Class A, 144A
1.750%	11/15/17	202	202,095
Series 2014-1A, Class A, 144A
1.460%	12/17/18	264	264,295
Citibank Credit Card Issuance Trust,
Series 2014-A6, Class A6
2.150%	07/15/21	1,930	1,931,318
College Loan Corp. Trust I,
Series 2004-1, Class A4
0.424%(c)	04/25/24	1,400	1,393,683
CPS Auto Receivables Trust,
Series 2011-B, Class B, 144A
5.680%	09/17/18	102	104,333
DT Auto Owner Trust,
Series 2012-2A, Class DS, 144A
4.350%	03/15/19	1,577	1,590,957
Exeter Automobile Receivables Trust,
Series 2012-2A, Class B, 144A
2.220%	12/15/17	200	201,066
Series 2013-1A, Class B, 144A
2.410%	05/15/18	400	401,265
Series 2014-1A, Class A, 144A
1.290%	05/15/18	1,294	1,295,403
First Investors Auto Owner Trust,
Series 2013-1A, Class A2, 144A
0.900%	10/15/18	165	164,515
Series 2013-3A, Class A2, 144A
0.890%	09/15/17	640	640,480
Series 2014-1A, Class A2, 144A
0.800%	02/15/18	325	324,277
Flagship Credit Auto Trust,
Series 2014-1, Class A, 144A
1.210%	04/15/19	295	293,842
Ford Credit Floorplan Master Owner Trust A,
Series 2013-3, Class D
1.740%	06/15/17	2,500	2,507,995
KeyCorp Student Loan Trust,
Series 2006-A, Class 2A3
0.445%(c)	06/27/29	599	595,242

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2006-A, Class 2A4
0.565%(c)	09/27/35	640	$617,009
Northstar Education Finance, Inc.,
Series 2006-A, Class A3
0.448%(c)	05/28/26	615	615,669
Prestige Auto Receivables Trust,
Series 2013-1A, Class A2, 144A
1.090%	02/15/18	384	384,956
Santander Drive Auto Receivables Trust,
Series 2010-3, Class C
3.060%	11/15/17	1,164	1,175,862
Series 2011-1, Class C
3.110%	05/16/16	157	157,458
Series 2011-1, Class D
4.010%	02/15/17	2,000	2,033,370
Series 2011-3, Class D
4.230%	05/15/17	400	411,250
Series 2012-1, Class C
3.780%	11/15/17	2,103	2,129,323
Series 2012-2, Class B
2.090%	08/15/16	199	198,987
Series 2012-2, Class C
3.200%	02/15/18	700	707,804
Series 2012-2, Class D
3.870%	02/15/18	300	308,974
Series 2012-3, Class D
3.640%	05/15/18	1,300	1,341,569
Series 2012-4, Class B
1.830%	03/15/17	360	360,418
Series 2012-4, Class C
2.940%	12/15/17	2,700	2,736,885
Series 2012-4, Class D
3.500%	06/15/18	600	615,826
Series 2012-AA, Class C, 144A
1.780%	11/15/18	800	801,631
Series 2013-1, Class C
1.760%	01/15/19	500	501,209
Series 2013-2, Class C
1.950%	03/15/19	2,000	2,010,328
Series 2013-3, Class C
1.810%	04/15/19	450	449,789
Series 2013-A, Class B, 144A
1.890%	10/15/19	400	403,523
Series 2013-A, Class C, 144A
3.120%	10/15/19	700	716,724
Series 2014-1, Class B
1.590%	10/15/18	690	691,462
Series 2014-1, Class C
2.360%	04/15/20	480	482,690
Series 2014-2, Class C
2.330%	11/15/19	430	431,856
Series 2014-5, Class C
2.460%	06/15/20	750	747,775
SLM Private Credit Student Loan Trust,
Series 2003-A, Class A2
0.681%(c)	09/15/20	1,743	1,732,708
Series 2003-B, Class A2
0.641%(c)	03/15/22	1,527	1,514,483
Series 2003-C, Class A2

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
0.631%(c)	09/15/20	325	$322,021
Series 2004-A, Class A2
0.441%(c)	03/16/20	417	416,374
Series 2004-B, Class A2
0.441%(c)	06/15/21	1,098	1,090,727
Series 2005-A, Class A2
0.381%(c)	12/15/20	59	59,187
Series 2005-B, Class A2
0.421%(c)	03/15/23	1,010	1,001,251
Series 2006-B, Class A4
0.421%(c)	03/15/24	2,491	2,468,931
SLM Private Education Loan Trust,
Series 2010-A, Class 1A, 144A
3.200%(c)	05/16/44	580	599,970
Series 2011-C, Class A1, 144A
1.561%(c)	12/15/23	389	391,199
Series 2012-A, Class A1, 144A
1.561%(c)	08/15/25	879	888,108
Series 2012-B, Class A1, 144A
1.261%(c)	12/15/21	306	306,533
Series 2012-D, Class A1, 144A
1.211%(c)	06/15/23	526	527,986
Series 2012-E, Class A1, 144A
0.911%(c)	10/16/23	862	864,407
Series 2013-A, Class A1, 144A
0.755%(c)	08/15/22	815	815,659
Series 2013-B, Class A1, 144A
0.805%(c)	07/15/22	1,151	1,152,725
Series 2013-C, Class A1, 144A
1.011%(c)	02/15/22	764	766,443

			56,923,353

Residential Mortgage-Backed Securities — 0.6%
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE1, Class 1A3
0.485%(c)	12/25/35	1,369	1,356,757
Countrywide Asset-Backed Certificates,
Series 2004-6, Class 2A5
0.950%(c)	11/25/34	204	202,347
Series 2004-15, Class MV2
0.695%(c)	05/25/35	202	198,071
Series 2005-BC3, Class M1
0.950%(c)	06/25/35	23	23,205
Series 2005-BC5, Class 3A3
0.540%(c)	01/25/36	13	13,169
First Franklin Mortgage Loan Trust,
Series 2005-FF4, Class M1
0.600%(c)	05/25/35	320	318,206
HLSS Servicer Advance Receivables Backed Notes,
Series 2013-T2, Class A2, 144A
1.147%	05/16/44	2,500	2,497,500
Series 2013-T2, Class B2, 144A
1.495%	05/16/44	400	399,760
HLSS Servicer Advance Receivables Trust,
Series 2012-T2, Class A2, 144A
1.990%	10/15/45	1,000	1,004,020
Series 2012-T2, Class B2, 144A
2.480%	10/15/45	200	201,260
Series 2013-T1, Class A2, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
1.495%	01/16/46	1,600	$1,598,720
Series 2014-T1, Class AT1, 144A
1.244%	01/17/45	200	200,000
Series 2014-T1, Class BT1, 144A
1.542%	01/17/45	300	300,000
Home Equity Asset Trust,
Series 2005-5, Class M1
0.650%(c)	11/25/35	987	985,137
JPMorgan Mortgage Acquisition Corp.,
Series 2005-OPT2, Class A1B
0.460%(c)	12/25/35	170	166,249
Park Place Securities, Inc.,
Series 2005-WHQ2, Class A1B
0.440%(c)	05/25/35	1,016	1,012,561
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WWF1, Class M2
1.190%(c)	12/25/34	374	374,439
Series 2005-WCW3, Class A2C
0.550%(c)	08/25/35	116	113,919
RAAC Series Trust,
Series 2006-SP1, Class A2
0.360%(c)	09/25/45	189	187,159
Trade MAPS 1 Ltd. (Ireland),
Series 2013-1A, Class A, 144A
0.862%(c)	12/10/18	1,580	1,582,046

			12,734,525

TOTAL ASSET-BACKED SECURITIES (cost $79,064,297)			78,848,812

BANK LOANS(c) — 1.4%
Aerospace & Defense — 0.1%
Accudyne Industries Borrower SCA (Luxembourg),
Refinancing Term Loan
4.000%	12/13/19	274	253,783
B/E Aerospace, Inc.,
Term Loan
4.000%	12/16/21	535	531,790
Sequa Corp.,
Initial Term Loan
5.250%	06/19/17	1,442	1,401,968

			2,187,541

Airlines
Northwest Air,
Participation Loan B757-200
1.556%	09/10/18	214	203,568
Participation Loan B757-300
1.976%	03/10/17	323	310,632

			514,200

Chemicals
Axalta Coating System,
Refinancing Term Loan B
3.750%	02/01/20	175	169,701
Oxea Finance LLC,
Term Loan (Second Lien)
8.250%	07/15/20	225	212,625

			382,326

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Commercial Services & Supplies — 0.1%
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan
4.750%	11/26/20	175	$168,450
Coinmach Service Corp.,
Initial Term Loan (First Lien)
4.250%	11/02/19	484	475,591
Hertz Corp. (The),
Tranche Term Loan B-2
3.500%	03/11/18	130	126,050
Interactive Data Corp.,
Term Loan
4.750%	05/02/21	721	715,063

			1,485,154

Diversified Consumer Services — 0.1%
Travelport Finance Sarl,
Initial Term Loan
6.000%	08/13/21	1,120	1,116,920

Electrical Equipment — 0.1%
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan (Non-Extending)
4.648%	04/25/15	109	70,254
2016 Revolving Loan (Extending 2011)
4.648%	10/10/16	360	232,200
2017 Term Loan (Extending)
4.648%	10/10/17	2,247	1,443,426

			1,745,880

Energy Equipment & Services
Energy Future Intermediate Holding Co. LLC,
Term Loan
4.250%	06/19/16	401	400,597

Health Care Providers & Services — 0.1%
CHS/Community Health Systems, Inc.,
2021 Term Loan D
4.250%	01/27/21	474	472,583
Ortho-Clinical Diagnostics,
Initial Term Loan
4.750%	06/30/21	752	738,067
Surgery Center Holdings, Inc.,
Initial Term Loan (First Lien)
5.250%	11/03/20	149	145,251

			1,355,901

Hotels, Restaurants & Leisure — 0.3%
Amaya BV,
Initial Term Loan B (First Lien)
5.000%	08/01/21	233	230,646
Initial Term Loan B (Second Lien)
8.000%	08/01/22	1,050	1,036,000
Caesars Entertainment Operating Co., Inc.,
Term Loan B-6
6.985%	03/01/17	1,418	1,243,902
Term Loan B-7
9.750%	01/28/18	1,282	1,125,832
Caesars Entertainment Resort Property LLC,
Term Loan B
7.000%	10/11/20	2,096	1,949,810

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Hotels, Restaurants & Leisure (continued)
Diamond Resorts Corp.,
Term Loan
5.500%	05/09/21	572	$566,404
Hilton Worldwide Finance LLC,
Initial Term Loan
3.500%	10/10/20	205	202,314
La Quinta Intermediate Holdings LLC,
Initial Term Loan
4.000%	04/14/21	596	586,758
MGM Resorts International,
Term Loan B
3.500%	12/27/19	158	153,283
Station Casinos LLC,
Term Loan B
4.250%	03/01/20	685	670,221

			7,765,170

Independent Power & Renewable Electricity Producers
Calpine Corp.,
Term Loan
4.000%	04/01/18	36	35,586
4.000%	10/09/19	329	324,428

			360,014

Insurance
Alliant Holdings I, LLC,
Initial Term Loan
4.250%	12/03/19	271	266,116

Internet Software & Services — 0.1%
Kronos, Inc.,
Initial Term Loan (Second Lien)
9.750%	04/23/20	649	658,737
Zayo Group LLC,
Term Loan
4.000%	07/02/19	604	596,955

			1,255,692

Machinery — 0.1%
Gates Global LLC,
Initial Dollar Term Loan
4.250%	06/11/21	1,761	1,709,027
Wilsonart LLC,
Initial Term Loan
4.000%	10/18/19	421	407,705

			2,116,732

Media — 0.2%
Advantage Sales & Marketing, Inc.,
Initial Term Loan (First Lien)
4.250%	07/23/21	254	251,103
Term Loan (Second Lien)
7.500%	07/25/22	390	383,955
Affinion Group, Inc.,
Initial Second Lien Term Loan
8.500%	10/31/18	450	400,781
Tranche Term Loan B
6.750%	04/30/18	50	46,350

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Media (continued)
Cengage Learning Acquisitions, Inc.,
Term Loan
7.000%	02/20/20		1,482	$1,464,342
iHeartCommunications, Inc.,
Tranche Term Loan B
3.819%	01/29/16		49	48,785
Tranche Term Loan D
6.919%	01/22/19		1,101	1,035,364
Univision Communications, Inc.,
Replacement Term Loan (First Lien)
4.000%	03/01/20		224	219,026

				3,849,706

Metals & Mining
Arch Coal, Inc.,
Term Loan
6.250%	05/14/18		287	237,174
Novelis, Inc. (Canada),
Initial Term Loan
3.750%	03/10/17		230	227,276

				464,450

Oil, Gas & Consumable Fuels
American Energy-Marcellus LLC,
Initial Loan (First Lien)
5.250%	08/04/20		152	133,302
American Energy-Utica LLC,
Incremental Tranche 1 Loan (Second Lien)
11.000%	09/30/18		33	30,078
11.000%	09/30/18	(g)	33	30,073
Loan (Second Lien)
11.000%	09/30/18	(g)	800	719,881

				913,334

Pharmaceuticals
Grifols Worldwide Operations Ltd.,
U.S. Tranche Term Loan B
3.169%	03/03/21		425	418,482
Par Pharmaceutical Cos., Inc.,
Term Loan B-2
4.000%	09/30/19		85	82,525

				501,007

Real Estate Management & Development
Realogy Corp.,
Extended Synthetic Commitment
0.019%	10/10/16		14	13,595

Road & Rail
Ceva Group PLC,
Pre-Funded L/C Loan
6.500%	03/12/21		228	212,481
Ceva Intercompany BV,
Dutch BV Term Loan
6.500%	03/19/21		239	222,390
Ceva Logistics Canada, ULC,
Canadian Term Loan
6.500%	03/19/21		41	38,343
Ceva Logistics U.S. Holdings, Inc.,
US Term Loan

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Road & Rail (continued)
6.500%	03/12/21	329	$306,745

			779,959

Semiconductors & Semiconductor Equipment
Freescale Semiconductor, Inc.,
Tranche Term Loan B-4
4.250%	03/01/20	303	294,838

Software — 0.2%
First Data Corp.,
2018 New Dollar Term Loan
3.667%	03/24/18	2,786	2,723,870
2018B Second New Term Loan
3.667%	09/24/18	75	73,336
Infor (US), Inc.,
Tranche Term Loan B-5
3.750%	06/03/20	621	602,032
TIBCO Software, Inc.,
Term Loan
6.500%	11/24/20	160	154,267

			3,553,505

Specialty Retail
BJ’s Wholesale Club, Inc.,
2013 (November) Replacement Loan (Second Lien)
8.500%	03/31/20	240	235,600
Neiman Marcus Group Ltd., Inc.,
Other Term Loan
4.250%	10/25/20	569	555,621

			791,221

Technology Hardware, Storage & Peripherals
Dell International, Inc.,
Term Loan
3.750%	10/29/18	266	264,280

Trading Companies & Distributors
HD Supply, Inc.,
Term Loan 2014
4.000%	06/28/18	410	405,524

TOTAL BANK LOANS (cost $33,898,779)			32,783,662

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.9%
Banc of America Commercial Mortgage Trust,
Series 2006-4, Class A4
5.634%	07/10/46	871	911,720
Series 2006-5, Class AM
5.448%	09/10/47	270	282,890
Series 2006-6, Class A4
5.356%	10/10/45	624	653,080
Series 2007-1, Class A4
5.451%	01/15/49	1,889	2,024,276
Series 2007-4, Class A4
5.754%(c)	02/10/51	498	542,468
Series 2007-5, Class A4
5.492%	02/10/51	550	587,014
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-2, Class A5
4.857%(c)	07/10/43	784	786,632

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-6, Class A4
5.152%(c)	09/10/47	2,030	$2,072,380
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PW10, Class AM
5.449%(c)	12/11/40	400	412,943
Series 2005-PWR8, Class A4
4.674%	06/11/41	1,821	1,829,615
Series 2005-PWR8, Class AJ
4.750%	06/11/41	100	101,267
Series 2005-PWR9, Class A4B
4.943%	09/11/42	800	816,160
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	1,954	2,053,333
COMM Mortgage Trust,
Series 2006-C7, Class AM
5.781%(c)	06/10/46	470	496,466
Series 2013-CR7, Class A4
3.213%	03/10/46	170	173,673
Series 2013-CR13, Class A4
4.194%(c)	11/10/23	610	665,251
Series 2013-LC6, Class AM
3.282%	01/10/46	190	190,885
Series 2014-CR16, Class A4
4.051%	04/10/47	500	539,675
Series 2014-CR17, Class A5
3.977%	05/10/47	360	386,187
Series 2014-CR20, Class A4
3.590%	11/10/47	600	624,054
Series 2014-CR21, Class A3
3.390%	12/10/47	630	650,207
Commercial Mortgage Pass-Through Certificates,
Series 2014-UBS6, Class A5
3.644%	12/10/47	350	364,634
Credit Suisse Commercial Mortgage Trust,
Series 2006-C2, Class A3
5.669%(c)	03/15/39	1,442	1,495,800
Series 2006-C3, Class A3
5.806%(c)	06/15/38	422	440,987
Series 2006-C3, Class AM
5.806%(c)	06/15/38	380	401,069
Series 2006-C5, Class A3
5.311%	12/15/39	316	332,907
Series 2007-C1, Class A3
5.383%	02/15/40	317	336,236
Series 2007-C2, Class A3
5.542%(c)	01/15/49	285	305,301
Series 2007-C2, Class AM
5.607%(c)	01/15/49	321	343,653
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C5, Class AJ
5.100%(c)	08/15/38	500	509,803
FHLMC Multifamily Structured Pass-Through Certificates,
Series K034, Class A2
3.531%	07/25/23	1,400	1,494,787
FHLMC Multifamily Structured Pass-Through Trust,
Series K025, Class A2
2.682%	10/25/22	1,700	1,716,803

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K040, Class A2
3.241%	09/25/24	1,720	$1,795,099
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class A4
4.978%(c)	05/10/43	340	340,126
Series 2006-C1, Class A4
5.274%(c)	03/10/44	923	945,581
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1, Class A4
5.238%(c)	11/10/45	808	822,093
GS Mortgage Securities Trust,
Series 2009-RR1, Class GGA, 144A
5.794%(c)	07/12/38	323	338,879
Series 2012-GCJ7, Class AS
4.085%	05/10/45	160	170,574
Series 2013-GC14C, Class A5
4.243%	08/10/46	520	568,862
Series 2013-GC16, Class A3
4.244%	11/10/46	250	273,477
Series 2014-GC24, Class A5
3.931%	09/10/47	500	533,393
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A5
3.664%	07/15/45	575	606,465
Series 2013-C14, Class A4
4.133%(c)	08/15/46	250	272,062
Series 2013-C14, Class AS
4.409%(c)	08/15/46	130	141,240
Series 2013-C15, Class B
4.927%	11/15/45	270	297,902
Series 2014-C22, Class A4
3.801%	09/15/47	350	368,856
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2004-C1, Class H, 144A
5.891%(c)	01/15/38	500	511,853
Series 2004-PNC1, Class B
5.766%(c)	06/12/41	500	499,815
Series 2005-CB13, Class AM
5.284%(c)	01/12/43	350	359,800
Series 2005-LDP1, Class AJFL
0.361%(c)	03/15/46	550	549,391
Series 2005-LDP1, Class C
5.422%(c)	03/15/46	400	399,560
Series 2005-LDP3, Class AJ
4.996%(c)	08/15/42	800	814,534
Series 2005-LDP4, Class AM
4.999%(c)	10/15/42	220	224,414
Series 2005-LDP5, Class AJ
5.357%(c)	12/15/44	920	951,722
Series 2005-LDP5, Class AM
5.278%(c)	12/15/44	850	877,180
Series 2006-CB14, Class AM
5.433%(c)	12/12/44	310	321,469
Series 2006-CB16, Class A4
5.552%	05/12/45	213	222,956
Series 2006-CB17, Class A4
5.429%	12/12/43	1,000	1,051,626
Series 2006-LDP9, Class A3

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
5.336%	05/15/47	1,771	$1,880,482
Series 2011-C5, Class A3
4.171%	08/15/46	190	205,265
Series 2012-C6, Class A3
3.507%	05/15/45	220	229,827
Series 2012-CBX, Class AS
4.271%	06/15/45	170	183,622
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.903%(c)	07/15/44	370	400,859
LB Commercial Mortgage Trust,
Series 2007-C3, Class AM
5.904%(c)	07/15/44	390	424,192
LB-UBS Commercial Mortgage Trust,
Series 2005-C2, Class AJ
5.205%(c)	04/15/30	200	201,463
Series 2005-C3, Class AM
4.794%	07/15/40	990	1,000,579
Series 2005-C7, Class AJ
5.323%(c)	11/15/40	1,600	1,641,262
Series 2006-C1, Class AM
5.217%(c)	02/15/31	110	113,927
Series 2006-C3, Class A1A
5.641%(c)	03/15/39	239	248,728
Series 2006-C7, Class AM
5.378%	11/15/38	170	180,157
Series 2007-C1, Class A4
5.424%	02/15/40	578	618,887
Series 2007-C2, Class A3
5.430%	02/15/40	1,406	1,504,261
Series 2007-C7, Class A3
5.866%(c)	09/15/45	432	474,779
Series 2007-C7, Class AM
6.162%(c)	09/15/45	350	389,463
Merrill Lynch Mortgage Trust,
Series 2005-CIP1, Class AM
5.107%(c)	07/12/38	500	508,445
Series 2008-C1, Class A4
5.690%	02/12/51	376	408,766
ML-CFC Commercial Mortgage Trust,
Series 2006-1, Class A4
5.467%(c)	02/12/39	1,477	1,526,472
Series 2006-2, Class A4
5.869%(c)	06/12/46	387	405,854
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A4
4.217%(c)	07/15/46	500	542,628
Series 2014-C14, Class AS
4.384%(c)	02/15/47	150	161,664
Morgan Stanley Capital I Trust,
Series 2005-HQ6, Class AJ
5.073%(c)	08/13/42	300	304,448
Series 2005-IQ10, Class AJ
5.185%(c)	09/15/42	190	193,730
Series 2006-HQ8, Class A4
5.412%(c)	03/12/44	2,364	2,423,790
Series 2007-HQ11, Class A4
5.447%(c)	02/12/44	150	159,990

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-IQ16, Class A4
5.809%	12/12/49	625	$679,774
Series 2007-T25, Class A3
5.514%(c)	11/12/49	619	660,812
Series 2007-T27, Class A4
5.651%(c)	06/11/42	1,000	1,088,519
Series 2007-T27, Class AM
5.651%(c)	06/11/42	430	467,526
Series 2012-C4, Class A4
3.244%	03/15/45	330	339,748
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4A, 144A
5.796%(c)	08/12/45	691	740,809
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class A6
4.699%	05/15/44	118	118,563
Series 2005-C19, Class B
4.892%	05/15/44	100	101,005
Series 2005-C20, Class A7
5.118%(c)	07/15/42	530	534,788
Series 2005-C20, Class AJ
5.157%(c)	07/15/42	570	583,285
Series 2005-C20, Class AMFX
5.179%(c)	07/15/42	1,020	1,041,547
Series 2006-C23, Class A4
5.418%(c)	01/15/45	783	803,293
Series 2006-C27, Class A3
5.765%(c)	07/15/45	544	570,269
Series 2006-C28, Class A4
5.572%	10/15/48	439	463,718
Series 2006-C28, Class AM
5.603%(c)	10/15/48	430	458,095
Series 2007-C34, Class A3
5.678%	05/15/46	650	702,638
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class AS
3.660%	08/15/45	340	352,749
Series 2012-C10, Class A3
2.875%	12/15/45	970	970,342
Series 2012-C10, Class AS
3.241%	12/15/45	390	392,522
Series 2013-C15, Class A4
4.153%(c)	08/15/46	450	490,095
Series 2014-C20, Class A5
3.995%	05/15/47	450	483,146
Series 2014-C20, Class B
4.378%	05/15/47	240	254,578

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $68,775,067)			67,432,446

CONVERTIBLE BONDS — 0.2%
Diversified Telecommunication Services
Telecom Italia Finance SA (Italy),
Gtd. Notes, RegS
6.125%	11/15/16	100	141,818

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Diversified Telecommunication Services (continued)
Telefonica SA (Spain),
Sr. Unsec’d. Notes
6.000%	07/24/17		200	$248,545

				390,363

Media
iHeartCommunications, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	09/15/22	(a)	605	592,900

Metals & Mining
Alpha Natural Resources, Inc.,
Gtd. Notes
3.750%	12/15/17		665	332,084

Real Estate Investment Trusts (REITs)
iStar Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/16		672	849,660

Specialty Retail
Enterprise Funding Ltd. (United Kingdom),
Gtd. Notes
3.500%	09/10/20		100	143,314

Technology Hardware, Storage & Peripherals — 0.1%
Nokia OYJ (Finland),
Sr. Unsec’d. Notes, RegS
5.000%	10/26/17		500	1,642,224

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.,
Sr. Unsec’d. Notes
2.250%	03/01/19		382	614,304
3.000%	11/15/17		368	562,350

				1,176,654

TOTAL CONVERTIBLE BONDS (cos$4,878,785)				5,127,199

CORPORATE BONDS — 20.0%
Aerospace & Defense — 0.4%
DigitalGlobe, Inc.,
Gtd. Notes, 144A
5.250%	02/01/21	(a)	125	118,750
Huntington Ingalls Industries, Inc.,
Gtd. Notes, 144A
5.000%	12/15/21		183	186,203
L-3 Communications Corp.,
Gtd. Notes
1.500%	05/28/17		95	94,065
3.950%	11/15/16		100	104,340
4.750%	07/15/20		500	536,965
4.950%	02/15/21		966	1,049,936
LMI Aerospace, Inc.,
Sec’d. Notes, 144A
7.375%	07/15/19		151	147,225
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.070%	12/15/42		608	613,518
Meaccanica Holdings USA, Inc. (Italy),
Gtd. Notes, 144A
6.250%	07/15/19		247	269,230

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
0.591%(c)	12/15/16		2,600	$2,600,424
TransDigm, Inc.,
Gtd. Notes
5.500%	10/15/20		324	316,710
6.000%	07/15/22		1,992	1,987,020
6.500%	07/15/24		983	987,915
United Technologies Corp.,
Sr. Unsec’d. Notes
4.875%	05/01/15		300	304,200

				9,316,501

Air Freight & Logistics
XPO Logistics, Inc.,
Sr. Unsec’d. Notes, 144A
7.875%	09/01/19		225	235,125

Airlines — 0.2%
American Airlines 2013-2 Class C Pass-Through Trust,
Pass-Through Certificates, 144A
6.000%	01/15/17		1,275	1,313,250
Continental Airlines 2012-3 Class C Pass-Through Certificates,
Pass-Through Certificates
6.125%	04/29/18		950	1,009,375
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27		800	828,000
Virgin Australia Trust (Australia),
Pass-Through Certificates, 144A
7.125%	10/23/18		811	833,632
8.500%	10/23/16		321	327,277

				4,311,534

Auto Components — 0.3%
Autodis SA (France),
Sr. Sec’d. Notes, RegS
6.500%	02/01/19	EUR	100	121,538
Delphi Corp.,
Gtd. Notes
4.150%	03/15/24		575	594,370
5.000%	02/15/23		225	240,183
IDQ Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	04/01/17		265	280,900
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, RegS
5.000%	02/15/22	GBP	305	502,244
8.250%	03/15/20	GBP	344	589,778
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
1.400%	11/02/17		535	530,141
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
3.625%	06/15/24		400	400,818
Rhino Bondco S.P.A (Italy),
Sr. Sec’d. Notes, RegS
7.250%	11/15/20	EUR	120	148,648
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, 144A, PIK

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Sr. Sec’d. Notes, 144A, PIK
6.250%	11/15/19			437	$450,110
6.750%	11/15/22			556	581,020
Sr. Sec’d. Notes, RegS, PIK
5.750%	11/15/21		EUR	125	161,088
6.875%	08/15/18		EUR	375	471,921
Servus Luxembourg Holding SCA (Luxembourg),
Sr. Sec’d. Notes, RegS
7.750%	06/15/18		EUR	194	247,446
Titan International, Inc.,
Sr. Sec’d. Notes
6.875%	10/01/20			390	343,200
UCI International, Inc.,
Gtd. Notes
8.625%	02/15/19			1,400	1,337,000

					7,000,405

Automobiles — 0.1%
Affinia Group, Inc.,
Gtd. Notes
7.750%	05/01/21			130	133,900
American Honda Finance Corp. (Japan),
Sr. Unsec’d. Notes
1.125%	10/07/16			850	853,930
Asbury Automotive Group, Inc.,
Gtd. Notes, 144A
6.000%	12/15/24			248	252,340
CNH Industrial Finance Europe SA (United Kingdom),
Gtd. Notes, MTN
2.750%	03/18/19		EUR	265	324,982
General Motors Co.,
Sr. Unsec’d. Notes
5.200%	04/01/45			655	691,025
6.250%	10/02/43			543	648,668

					2,904,845

Banks — 2.0%
ANZ New Zealand International Ltd. (New Zealand),
Gtd. Notes, 144A
1.125%	03/24/16			400	401,343
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes, RegS
7.000%(c)	12/29/49		EUR	200	246,548
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49			1,440	1,388,700
5.200%(c)	12/29/49			305	281,744
6.250%(c)	09/29/49			1,850	1,828,608
6.500%(c)	10/29/49			510	519,129
Sr. Unsec’d. Notes
1.350%	11/21/16			200	199,431
2.650%	04/01/19	(a)		1,275	1,284,352
5.700%	01/24/22			700	810,906
5.875%	01/05/21			300	347,842
Sr. Unsec’d. Notes, MTN
4.000%	04/01/24	(a)		1,500	1,561,837
4.875%	04/01/44	(a)		125	138,098
5.000%	01/21/44	(a)		500	559,913
Sub. Notes
6.110%	01/29/37			500	590,377

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Sub. Notes, MTN
4.250%	10/22/26	(a)		520	$518,833
Bank of Nova Scotia (Canada),
Sr. Unsec’d. Notes
0.950%	03/15/16			600	600,497
1.100%	12/13/16			1,300	1,300,897
Barclays PLC (United Kingdom),
Jr. Sub. Notes
8.000%(c)	12/15/49		EUR	600	755,618
Sr. Unsec’d. Notes
2.750%	11/08/19			635	631,120
BNP Paribas SA (France),
Gtd. Notes, MTN
1.375%	03/17/17	(a)		1,100	1,096,909
Sr. Unsec’d. Notes, MTN
2.400%	12/12/18			1,000	1,009,521
Branch Banking & Trust Co.,
Sr. Unsec’d. Notes
1.050%	12/01/16			1,500	1,495,853
Capital One Bank USA NA,
Sr. Unsec’d. Notes
1.150%	11/21/16			290	288,955
Capital One NA,
Sr. Unsec’d. Notes
1.500%	09/05/17	(a)		1,000	991,943
2.950%	07/23/21	(a)		1,100	1,093,117
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/01/23			1,143	1,174,433
6.000%	04/01/36			450	441,563
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19	(a)		156	164,580
6.625%	04/01/18			284	308,140
Citigroup, Inc.,
Jr. Sub. Notes
5.350%(c)	04/29/49			235	216,787
Sr. Unsec’d. Notes
2.500%	07/29/19	(a)		1,100	1,100,883
3.750%	06/16/24			1,100	1,123,373
3.953%	06/15/16			700	726,650
4.450%	01/10/17	(a)		800	845,666
4.500%	01/14/22	(a)		500	546,379
5.375%	08/09/20			171	194,351
Sub. Notes
4.000%	08/05/24	(a)		600	602,413
6.125%	08/25/36			200	238,414
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Gtd. Notes
3.875%	02/08/22			600	638,266
Sr. Unsec’d. Notes
2.250%	01/14/19			500	503,723
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18			500	498,697
Fifth Third Bank,
Sr. Unsec’d. Notes
0.900%	02/26/16			400	400,025
1.150%	11/18/16			730	728,601
HSBC Holdings PLC (United Kingdom),

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Sub. Notes
6.500%	09/15/37			150	$192,733
HSH Nordbank AG (Germany),
Sub. Notes, MTN
0.879%(c)	02/14/17		EUR	152	151,281
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.000%(c)	12/29/49			900	880,593
5.150%(c)	12/29/49	(a)		375	353,250
6.125%(c)	12/29/49			838	835,897
6.750%(c)	01/29/49			1,584	1,671,120
7.900%(c)	04/29/49			575	618,873
Sr. Unsec’d. Notes
1.125%	02/26/16			800	802,093
3.200%	01/25/23			200	200,226
3.250%	09/23/22			400	402,330
3.450%	03/01/16			600	615,842
4.350%	08/15/21			400	434,670
5.600%	07/15/41			300	363,213
Sub. Notes
3.375%	05/01/23			500	494,657
3.875%	09/10/24			700	700,596
Novo Banco SA (Portugal),
Sr. Unsec’d. Notes
2.625%	05/08/17		EUR	300	337,738
Sr. Unsec’d. Notes, MTN
4.000%	01/21/19		EUR	200	234,136
Sr. Unsec’d. Notes, MTN, RegS
4.750%	01/15/18		EUR	400	474,370
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
0.850%	03/08/16			600	600,226
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
2.200%	11/15/16			300	306,137
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(c)	12/29/49			490	493,675
Sr. Unsec’d. Notes, MTN
3.000%	01/22/21			1,500	1,528,185
3.300%	09/09/24	(a)		800	805,006
Sub. Notes
5.606%	01/15/44			284	334,328
Sub. Notes, MTN
4.100%	06/03/26			280	286,176
4.650%	11/04/44	(a)		275	283,762
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
1.050%	11/25/16			1,500	1,499,609

					46,295,757

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.750%	07/15/42	(a)		400	376,045
Constellation Brands, Inc.,
Gtd. Notes
3.875%	11/15/19			192	193,440
4.250%	05/01/23			84	83,370

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BLACKROCKGLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Beverages (continued)
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.750%	03/01/23		600	$590,327
3.600%	03/01/24		500	522,337
3.600%	08/13/42		200	186,838
4.000%	03/05/42		300	302,195
7.900%	11/01/18		1,500	1,824,893

				4,079,445

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.300%	06/15/16	(a)	500	507,895
5.375%	05/15/43	(a)	400	464,697
Biogen Idec, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/18		800	921,948
Celgene Corp.,
Sr. Unsec’d. Notes
2.300%	08/15/18		1,900	1,915,694
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.050%	04/01/19		800	800,114
3.050%	12/01/16	(a)	400	415,060
3.500%	02/01/25		625	641,500

				5,666,908

Building Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.875%	02/15/21		256	243,840
Beazer Homes USA, Inc.,
Gtd. Notes
5.750%	06/15/19	(a)	357	342,720
7.500%	09/15/21		685	688,425
Sr. Sec’d. Notes
6.625%	04/15/18		627	655,215
Builders FirstSource, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	06/01/21	(a)	510	522,750
K Hovnanian Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	10/15/20		508	525,780
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Sec’d. Notes
8.625%	05/15/19		497	521,850
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
5.250%	04/15/21		202	198,970
TRI Pointe Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	06/15/19		355	350,119
5.875%	06/15/24		240	240,000
USG Corp.,
Sr. Unsec’d. Notes
9.750%	01/15/18		224	255,360
William Lyon Homes, Inc.,
Gtd. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Building Products (continued)
8.500%	11/15/20			220	$237,050

					4,782,079

Capital Markets — 0.9%
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.500%(c)	12/29/49			150	138,281
Sr. Unsec’d. Notes, MTN
0.700%	03/04/16			600	599,417
2.100%	08/01/18			500	505,373
FMS Wertmanagement AoeR (Germany),
Gov’t. Gtd. Notes
1.125%	09/05/17			1,966	1,964,862
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.700%(c)	12/29/49	(a)		1,498	1,515,227
Sr. Unsec’d. Notes
2.550%	10/23/19	(a)		755	752,243
2.625%	01/31/19			400	402,442
2.900%	07/19/18			600	615,528
3.625%	01/22/23			800	810,098
5.750%	01/24/22	(a)		600	694,072
5.950%	01/18/18			500	555,484
6.250%	02/01/41			800	1,011,315
Sr. Unsec’d. Notes, MTN
3.700%	08/01/15	(a)		500	508,069
4.800%	07/08/44	(a)		600	642,647
Sub. Notes
6.750%	10/01/37	(a)		650	817,294
Legg Mason, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/19			985	989,758
Morgan Stanley,
Jr. Sub. Notes
5.450%(c)	07/29/49			1,105	1,106,989
Sr. Unsec’d. Notes
1.750%	02/25/16			800	804,339
3.750%	02/25/23			2,600	2,667,135
3.800%	04/29/16	(a)		200	206,604
3.875%	04/29/24	(a)		575	589,971
4.750%	03/22/17			200	213,039
Sr. Unsec’d. Notes, MTN
5.625%	09/23/19	(a)		400	451,518
Sub. Notes, MTN
4.100%	05/22/23			1,300	1,316,169
4.350%	09/08/26			375	377,241

					20,255,115

Chemicals — 0.4%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV,
Gtd. Notes, 144A
7.375%	05/01/21			396	419,760
Sr. Sec’d. Notes, RegS
5.750%	02/01/21		EUR	100	127,065
Chemtura Corp.,
Gtd. Notes
5.750%	07/15/21	(a)		209	203,775

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
Ecolab, Inc.,
Sr. Unsec’d. Notes
1.000%	08/09/15			400	$401,042
3.000%	12/08/16	(a)		1,300	1,342,279
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20			189	187,583
5.125%	04/15/21		EUR	325	407,346
8.625%	03/15/21	(a)		200	214,500
Ineos Group Holdings SA (Luxembourg),
Gtd. Notes, RegS
6.500%	08/15/18		EUR	126	149,684
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19			1,000	1,090,764
6.000%	11/15/21			1,400	1,611,343
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21			566	479,685
Monsanto Co.,
Sr. Unsec’d. Notes
2.125%	07/15/19			420	418,448
2.750%	07/15/21			200	199,361
4.400%	07/15/44	(a)		355	368,328
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25			180	178,650
Perstorp Holding AB (Sweden),
Sr. Sec’d. Notes, 144A
8.750%	05/15/17			205	201,413
Rayonier AM Products, Inc.,
Gtd. Notes, 144A
5.500%	06/01/24			63	51,739
Rockwood Specialties Group, Inc.,
Gtd. Notes
4.625%	10/15/20			278	287,035
RPM International, Inc.,
Sr. Unsec’d. Notes
3.450%	11/15/22			325	320,063
6.125%	10/15/19			300	340,957

					9,000,820

Commercial Services & Supplies — 0.6%
AA Bond Co. Ltd. (United Kingdom),
Sec’d. Notes, RegS
9.500%	07/31/43		GBP	296	507,251
ADS Waste Holdings, Inc.,
Gtd. Notes
8.250%	10/01/20			505	505,000
Anna Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	10/01/22			440	445,500
Ashtead Capital, Inc. (United Kingdom),
Sec’d. Notes, 144A
5.625%	10/01/24			340	348,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23			75	76,500
Bilbao Luxembourg SA (Spain),
Sr. Sec’d. Notes, RegS, PIK

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
10.500%	12/01/18		EUR	106	$132,924
Brakes Capital (United Kingdom),
Sr. Sec’d. Notes, RegS
7.125%	12/15/18		GBP	155	238,564
Brand Energy & Infrastructure Services, Inc.,
Gtd. Notes, 144A
8.500%	12/01/21			199	179,100
Catholic Health Initiatives,
Sec’d. Notes
4.350%	11/01/42			200	198,562
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.500%	12/01/24			942	943,177
6.000%	08/15/22	(a)		425	438,813
Ceridian HCM Holding, Inc.,
Sr. Unsec’d. Notes, 144A
11.000%	03/15/21	(a)		1,647	1,801,670
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	03/01/24			235	239,113
6.375%	10/01/22			510	540,600
EC Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
5.125%	07/15/21		EUR	180	224,888
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19			205	211,150
7.375%	01/15/21	(a)		455	477,750
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.250%	12/15/17	(a)		170	170,425
Interactive Data Corp.,
Gtd. Notes, 144A
5.875%	04/15/19			283	275,217
IVS F. SpA (Italy),
Sr. Sec’d. Notes, RegS
7.125%	04/01/20		EUR	133	164,188
Jaguar Holding Co. II/Jaguar Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	12/01/19			770	825,825
Laureate Education, Inc.,
Gtd. Notes, 144A
9.750%	09/01/19	(a)		904	931,120
Mobile Mini, Inc.,
Gtd. Notes
7.875%	12/01/20			340	353,600
Safway Group Holding LLC/Safway Finance Corp.,
Sec’d. Notes, 144A
7.000%	05/15/18			265	251,750
TMF Group Holding BV (Netherlands),
Gtd. Notes, RegS
9.875%	12/01/19		EUR	430	534,293
United Rentals North America, Inc.,
Gtd. Notes
5.750%	11/15/24			689	709,670
6.125%	06/15/23			310	325,500
7.375%	05/15/20			270	291,600
7.625%	04/15/22			479	526,661
Verisure Holding AB (Sweden),

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
Second Lien, RegS
8.750%	12/01/18		EUR	100	$128,925
Sr. Sec’d. Notes, RegS
8.750%	09/01/18		EUR	128	165,140

					13,162,976

Communications Equipment
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
2.125%	03/01/19			1,000	1,004,705

Construction & Engineering — 0.1%
Abengoa Greenfield SA (Spain),
Gtd. Notes, 144A
6.500%	10/01/19			573	489,915
AECOM Technology Corp.,
Gtd. Notes, 144A
5.750%	10/15/22			162	165,645
5.875%	10/15/24			643	657,467
Aguila 3 SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.875%	01/31/18			350	338,625
Astaldi SpA (Italy),
Sr. Unsec’d. Notes, RegS
7.125%	12/01/20		EUR	465	574,716
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.700%	02/26/16			500	500,205
Novafives SAS (France),
Sr. Sec’d. Notes, RegS
4.500%	06/30/21		EUR	100	118,313
Sr. Unsec’d. Notes
4.082%(c)	06/30/20		EUR	100	119,130
Officine Maccaferri SpA (Italy),
Gtd. Notes, RegS
5.750%	06/01/21		EUR	155	181,364

					3,145,380

Construction Materials — 0.1%
Building Materials Corp. of America,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24			750	748,125
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.700%	01/11/25			350	339,500
CPG Merger Sub LLC,
Gtd. Notes, 144A
8.000%	10/01/21			575	587,937
Pfleiderer GmbH (Germany),
Sr. Sec’d. Notes, RegS
7.875%	08/01/19		EUR	100	115,076
Ply Gem Industries, Inc.,
Gtd. Notes
6.500%	02/01/22	(a)		700	658,000
Spie BondCo 3 SCA (Luxembourg),
Gtd. Notes, RegS
11.000%	08/15/19		EUR	215	289,755
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Construction Materials (continued)
7.500%	02/15/19		295	$290,575

				3,028,968

Consumer Finance — 0.3%
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31		3,117	3,974,175
Sr. Unsec’d. Notes
5.125%	09/30/24		260	263,900
8.000%	11/01/31		567	721,507
Synchrony Financial,
Sr. Unsec’d. Notes
3.000%	08/15/19		800	808,754
3.750%	08/15/21		395	403,488

				6,171,824

Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
6.000%	06/30/21		275	262,625
Sr. Sec’d. Notes, RegS
4.250%	01/15/22	EUR	330	393,707
Ball Corp.,
Gtd. Notes
4.000%	11/15/23		126	121,590
5.000%	03/15/22		160	164,800
Berry Plastics Corp.,
Sec’d. Notes
5.500%	05/15/22		107	108,605
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II,
Gtd. Notes, 144A
5.625%	12/15/16		268	262,640
6.000%	06/15/17		424	413,400
Crown Americas LLC/Crown Americas Capital Corp. IV,
Gtd. Notes
4.500%	01/15/23		111	107,670
Crown European Holdings SA (France),
Gtd. Notes, RegS
4.000%	07/15/22	EUR	170	213,423
OI European Group BV (Netherlands),
Gtd. Notes, RegS
4.875%	03/31/21	EUR	211	279,372
Pactiv LLC,
Sr. Unsec’d. Notes
7.950%	12/15/25		779	782,895
8.375%	04/15/27		212	213,060
Sealed Air Corp.,
Gtd. Notes, 144A
8.375%	09/15/21		22	24,585
SGD Group SAS (France),
Sr. Sec’d. Notes, RegS
5.625%	05/15/19	EUR	100	117,980

				3,466,352

Distributors
American Builders & Contractors Supply Co., Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	04/15/21		180	180,900

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Consumer Services — 0.1%
Carlson Travel Holdings, Inc.,
Sr. Unsec’d. Notes, 144A, PIK
7.500%	08/15/19			203	$204,523
CE Energy A/S (Czech Republic),
Sr. Sec’d. Notes, RegS
7.000%	02/01/21		EUR	145	175,019
Co-operative Group Holdings Ltd. (United Kingdom),
Gtd. Notes
6.875%	07/08/20		GBP	180	289,677
Leucadia National Corp.,
Sr. Unsec’d. Notes
5.500%	10/18/23			275	281,634
Monitchem HoldCo 3 SA (Luxembourg),
Sr. Sec’d. Notes, RegS
5.250%	06/15/21		EUR	109	129,917
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20			611	650,715

					1,731,485

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.900%	01/31/17			200	202,886
2.200%	08/15/16			200	204,167
3.000%	02/11/23			600	605,640
DFC Finance Corp.,
Sr. Sec’d. Notes, 144A
10.500%	06/15/20			430	364,425
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
5.375%	11/15/22			459	469,327
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.700%	05/09/16			400	401,416
1.724%	12/06/17			800	791,732
3.000%	06/12/17	(a)		900	923,406
3.875%	01/15/15			400	400,303
General Electric Capital Corp.,
Sr. Unsec’d. Notes
1.625%	07/02/15			700	704,399
2.250%	11/09/15			400	405,488
2.900%	01/09/17			300	310,449
Sr. Unsec’d. Notes, MTN
2.300%	01/14/19	(a)		1,000	1,015,958
6.750%	03/15/32			200	273,176
Sub. Notes, MTN
6.375%(c)	11/15/67			100	107,250
General Motors Financial Co., Inc.,
Gtd. Notes
4.250%	05/15/23			232	236,614
6.750%	06/01/18			222	251,415
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.875%	03/15/19			624	622,440
5.875%	02/01/22			473	475,069
6.000%	08/01/20			525	540,855
Intercontinental Exchange, Inc.,
Gtd. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
2.500%	10/15/18			500	$509,111
Invesco Finance PLC,
Gtd. Notes
5.375%	11/30/43			500	601,245
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/22			647	592,005
7.375%	04/01/20			410	381,300
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(i)
4.750%	01/16/14		EUR	415	80,348
5.268%	02/05/14		EUR	900	171,525
5.375%	10/17/12		EUR	50	9,680
Navient Solutions, Inc.,
Sr. Unsec’d. Notes
3.547%(s)	10/03/22			910	739,594
Private Export Funding Corp.,
Gov’t. Gtd. Notes
4.950%	11/15/15			555	577,187

					12,968,410

Diversified Telecommunication Services — 1.1%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A
4.625%	07/01/17			290	292,900
6.750%	11/15/20	(a)		415	438,033
Sr. Unsec’d. Notes
6.450%	03/15/29			1,172	1,119,260
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.500%	01/15/22			485	474,087
AT&T, Inc.,
Sr. Unsec’d. Notes
2.375%	11/27/18	(a)		1,600	1,612,394
2.400%	08/15/16			100	102,023
4.800%	06/15/44			300	305,687
5.350%	09/01/40			850	920,398
5.550%	08/15/41	(a)		500	557,150
Avaya, Inc.,
Sec’d. Notes, 144A
10.500%	03/01/21	(a)		274	234,270
Sr. Sec’d. Notes, 144A
7.000%	04/01/19			265	258,375
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
1.250%	02/14/17			225	223,880
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/20			435	451,313
6.450%	06/15/21			125	134,063
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21			210	206,850
5.500%	06/15/24			216	212,760
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.250%	09/15/21			335	336,675
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
8.875%	06/01/19			250	$265,050
Level 3 Escrow II, Inc.,
Gtd. Notes, 144A
5.375%	08/15/22			1,040	1,045,200
Level 3 Financing, Inc.,
Gtd. Notes
6.125%	01/15/21			90	93,150
7.000%	06/01/20			340	358,275
8.125%	07/01/19			733	778,813
8.625%	07/15/20			550	593,313
Orange SA (France),
Jr. Sub. Notes, MTN
4.000%(c)	10/29/49		EUR	200	251,684
Play Finance 2 SA (Poland),
Sr. Sec’d. Notes, RegS
5.250%	02/01/19		EUR	220	275,529
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21			300	346,893
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, MTN
4.500%	01/25/21		EUR	270	356,854
4.875%	09/25/20		EUR	195	261,388
5.875%	05/19/23		GBP	450	760,650
6.375%	06/24/19		GBP	200	342,603
Telefonica Europe BV (Spain),
Gtd. Notes
4.200%(c)	12/29/49		EUR	200	245,045
Telenet Finance V Luxembourg SCA (Luxembourg),
Sr. Sec’d. Notes, RegS
6.250%	08/15/22		EUR	232	305,518
6.750%	08/15/24		EUR	137	185,680
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.350%	06/09/17	(a)		800	796,298
2.000%	11/01/16			1,600	1,623,461
3.000%	11/01/21			565	557,222
3.650%	09/14/18			800	845,382
4.400%	11/01/34	(a)		710	705,726
4.600%	04/01/21			400	434,150
4.750%	11/01/41			400	410,068
5.050%	03/15/34			500	533,363
6.550%	09/15/43	(a)		950	1,217,092
6.900%	04/15/38			200	261,997
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, RegS
7.000%	04/15/23		GBP	102	172,491
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
6.000%	04/15/21		GBP	1,274	2,089,908
Wind Acquisition Finance SA (Italy),
Sr. Sec’d. Notes, RegS
4.000%	07/15/20		EUR	720	854,641
4.082%(c)	07/15/20		EUR	335	387,126
Windstream Corp.,
Gtd. Notes
6.375%	08/01/23			45	42,075
7.750%	10/15/20			224	230,720

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
7.750%	10/01/21	190	$193,800

			25,701,283

Electric Utilities — 0.4%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
2.000%	11/15/18	440	439,083
6.125%	04/01/36	200	251,267
6.500%	09/15/37	250	327,198
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42	200	207,410
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19	500	558,803
Duke Energy Florida, Inc.,
First Mortgage
3.850%	11/15/42	400	403,367
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41	300	338,452
Homer City Generation LP,
Sr. Sec’d. Notes, PIK
8.734%	10/01/26	350	360,410
Mirant Mid Atlantic Pass-Through Trust,
Pass-Through Certificates
10.060%	12/30/28	335	358,618
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42	300	304,084
Nextera Energy Capital Holdings, Inc.,
Gtd. Notes
2.700%	09/15/19	700	707,201
NRG REMA LLC,
Pass-Through Certificates
9.237%	07/02/17	52	52,137
9.681%	07/02/26	464	491,840
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	05/01/32	100	140,398
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.250%	09/15/21	400	408,517
3.250%	06/15/23	500	500,953
3.750%	08/15/42	400	382,361
Peco Energy Co.,
First Mortgage
2.375%	09/15/22	1,000	972,186
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	100	101,299
4.400%	01/15/21	500	544,969
PSEG Power LLC,
Gtd. Notes
2.450%	11/15/18	60	60,096
4.150%	09/15/21	250	263,365
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	100	116,119

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22			500	$489,245
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
0.750%	05/09/16			400	399,285

					9,178,663

Electrical Equipment
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Gtd. Notes(i)
10.500%	11/01/16			10,415	989,425

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp.,
Sr. Unsec’d. Notes
1.550%	09/15/17			575	573,399
2.550%	01/30/19			700	704,867
Belden, Inc.,
Gtd. Notes
5.500%	04/15/23		EUR	209	262,322
Gtd. Notes, RegS
5.500%	04/15/23		EUR	140	175,718
GrafTech International Ltd.,
Gtd. Notes
6.375%	11/15/20	(a)		371	307,930
Techem Energy Metering Service GmbH & Co. KG (Germany),
Gtd. Notes, RegS
7.875%	10/01/20		EUR	106	141,567
Trionista Holdco GmbH (Germany),
Sr. Sec’d. Notes, RegS
5.000%	04/30/20		EUR	410	513,486
Trionista Topco GmbH (Germany),
Gtd. Notes, RegS
6.875%	04/30/21		EUR	100	127,661

					2,806,950

Energy Equipment & Services — 0.1%
Dynegy Finance I, Inc./Dynegy Finance II, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/19			970	986,975
7.375%	11/01/22			150	152,625
MMC Energy Inc.,
First Lien
2.511%(s)	N/A			566	—
Pacific Drilling SA,
Sr. Sec’d. Notes, 144A
5.375%	06/01/20			185	150,775
Seventy Seven Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	07/15/22			176	102,960

					1,393,335

Food & Staples Retailing — 0.3%
Aramark Services, Inc.,
Gtd. Notes
5.750%	03/15/20	(a)		658	679,385
Bakkavor Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
8.250%	02/15/18		GBP	320	508,758

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
8.750%	06/15/20		GBP	200	$323,410
CVS Health Corp.,
Sr. Unsec’d. Notes
2.250%	12/05/18	(a)		500	504,477
5.300%	12/05/43	(a)		300	358,627
6.125%	08/15/16			400	431,543
Findus Bondco SA (United Kingdom),
Sr. Sec’d. Notes, RegS
9.125%	07/01/18		EUR	173	220,853
9.500%	07/01/18		GBP	100	164,043
Kroger Co. (The),
Sr. Unsec’d. Notes
1.200%	10/17/16			725	723,419
R&R Ice Cream PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
4.750%	05/15/20		EUR	150	181,735
5.500%	05/15/20		GBP	105	159,326
R&R PIK PLC (United Kingdom),
Sr. Sec’d. Notes, RegS, PIK
9.250%	05/15/18		EUR	313	380,032
Rite Aid Corp.,
Gtd. Notes
9.250%	03/15/20			183	199,699
Sr. Unsec’d. Notes
7.700%	02/15/27			153	166,770
Univeg Holding BV (Netherlands),
Sr. Sec’d. Notes, RegS
7.875%	11/15/20		EUR	125	144,306
Walgreen Co.,
Sr. Unsec’d. Notes
5.250%	01/15/19			400	444,635
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
2.800%	04/15/16			300	307,856
4.750%	10/02/43			600	698,666
5.625%	04/01/40			100	127,243

					6,724,783

Food Products — 0.2%
Boparan Finance PLC (United Kingdom),
Gtd. Notes, RegS
5.250%	07/15/19		GBP	100	134,040
5.500%	07/15/21		GBP	115	149,665
Sr. Unsec’d. Notes, RegS
4.375%	07/15/21		EUR	105	106,091
Kellogg Co.,
Sr. Unsec’d. Notes
4.450%	05/30/16			400	420,673
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.900%	11/01/19			500	549,497
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/19			800	796,714
4.125%	02/09/16			600	622,292
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
6.625%	08/15/22			236	246,620
Sr. Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Food Products (continued)
5.875%	08/01/21			141	$143,820
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19	(a)		385	388,507
WhiteWave Foods Co. (The),
Gtd. Notes
5.375%	10/01/22			150	154,500

					3,712,419

Health Care Equipment & Supplies — 0.4%
3AB Optique Developpement SAS (France),
Sr. Sec’d. Notes, RegS
5.625%	04/15/19		EUR	175	182,113
Alere, Inc.,
Gtd. Notes
7.250%	07/01/18			80	83,200
8.625%	10/01/18			359	371,565
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.850%	06/15/18			300	298,499
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	10/01/18			500	500,589
CareFusion Corp.,
Sr. Unsec’d. Notes
1.450%	05/15/17			115	114,186
3.875%	05/15/24			310	319,917
Covidien International Finance SA,
Gtd. Notes
3.200%	06/15/22			725	731,515
6.550%	10/15/37			450	587,813
DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes
8.750%	03/15/18			508	528,320
IDH Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
6.000%	12/01/18		GBP	113	176,034
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.750%	08/01/22			455	467,513
Medtronic, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	03/15/22			585	592,415
3.500%	03/15/25	(a)		1,585	1,621,407
4.375%	03/15/35			315	334,170
4.450%	03/15/20	(a)		465	466,220
4.625%	03/15/45			605	655,814
Stryker Corp.,
Sr. Unsec’d. Notes
4.375%	05/15/44			500	520,043

					8,551,333

Health Care Providers & Services — 0.8%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.125%	07/01/22			175	172,375
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24			290	294,768

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
1.150%	05/15/17			1,100	$1,090,707
Amsurg Corp.,
Gtd. Notes, 144A
5.625%	07/15/22			683	700,075
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19	(a)		215	217,827
3.734%	12/15/24			975	1,003,836
4.685%	12/15/44			450	484,632
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.700%	03/15/18			350	347,738
Care UK Health & Social Care PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
5.558%(c)	07/15/19		GBP	196	283,186
Catamaran Corp.,
Gtd. Notes
4.750%	03/15/21			209	209,000
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)		837	886,697
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.125%	07/15/24			1,104	1,126,080
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16			400	411,177
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23	(a)		320	337,200
Sr. Sec’d. Notes
4.750%	05/01/23			582	592,185
5.000%	03/15/24			1,135	1,166,213
5.250%	04/15/25			340	355,300
5.875%	03/15/22			667	730,365
6.500%	02/15/20			623	698,071
Howard Hughes Medical Institute,
Sr. Unsec’d. Notes
3.500%	09/01/23			1,000	1,045,688
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19			605	604,955
Kindred Healthcare, Inc.,
Gtd. Notes, 144A
6.375%	04/15/22	(a)		138	131,445
McKesson Corp.,
Sr. Unsec’d. Notes
5.700%	03/01/17			500	542,993
6.000%	03/01/41			300	371,123
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
6.625%	04/01/22			185	189,163
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.375%	10/01/21			607	602,447
4.500%	04/01/21	(a)		132	132,330
4.750%	06/01/20			230	233,450

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
6.000%	10/01/20			354	$380,136
Sr. Unsec’d. Notes
6.875%	11/15/31			695	653,300
8.125%	04/01/22			679	758,783
Sr. Unsec’d. Notes, 144A
5.000%	03/01/19	(a)		89	89,111
5.500%	03/01/19			810	828,225
Truven Health Analytics, Inc.,
Gtd. Notes
10.625%	06/01/20			270	263,250
Voyage Care Bondco PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
6.500%	08/01/18		GBP	250	400,386

					18,334,217

Hotels, Restaurants & Leisure — 0.6%
BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
6.000%	04/01/22	(a)		570	584,250
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
9.000%	02/15/20			6,171	4,548,170
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes, 144A
5.375%	06/01/24			165	164,175
Cirsa Funding Luxembourg SA (Spain),
Gtd. Notes, RegS
8.750%	05/15/18		EUR	533	661,888
Felcor Lodging LP,
Sr. Sec’d. Notes
6.750%	06/01/19			278	288,759
Gala Group Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
8.875%	09/01/18		GBP	464	756,416
Gamenet SpA (Italy),
Sr. Sec’d. Notes, RegS
7.250%	08/01/18		EUR	300	298,014
Greektown Holdings LLC/Greektown Mothership Corp.,
Sr. Sec’d. Notes, 144A
8.875%	03/15/19			240	239,400
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
5.625%	10/15/21			202	211,090
Intralot Capital Luxembourg SA (Greece),
Gtd. Notes, RegS
6.000%	05/15/21		EUR	100	101,669
Intralot Finance Luxembourg SA (Luxembourg),
Gtd. Notes, RegS
9.750%	08/15/18		EUR	480	599,005
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22			800	797,255
3.250%	06/10/24	(a)		800	815,062
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23			750	753,750
6.750%	10/01/20			393	412,650
7.750%	03/15/22			205	227,037
8.625%	02/01/19			62	70,293

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.,
Sr. Sec’d. Notes, 144A
5.000%	08/01/18			156	$159,900
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21			237	237,000
Snai SpA (Italy),
Sr. Sec’d. Notes, RegS
7.625%	06/15/18		EUR	200	243,230
Starbucks Corp.,
Sr. Unsec’d. Notes
0.875%	12/05/16			475	473,661
Station Casinos LLC,
Gtd. Notes
7.500%	03/01/21			614	629,350
Vougeot Bidco PLC (United Kingdom),
Gtd. Notes, RegS
7.875%	07/15/20		GBP	208	335,536
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
3.900%	03/01/23			400	394,654
4.250%	03/01/22			250	255,343
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.300%	09/15/19			500	553,317
6.875%	11/15/37			37	47,794

					14,858,668

Household Durables — 0.1%
Lennar Corp.,
Gtd. Notes
4.500%	06/15/19			48	48,000
PulteGroup, Inc.,
Gtd. Notes
6.375%	05/15/33			185	185,000
Standard Pacific Corp.,
Gtd. Notes
5.875%	11/15/24			166	166,000
8.375%	01/15/21	(a)		775	877,687
Whirlpool Corp.,
Sr. Unsec’d. Notes
1.350%	03/01/17			475	473,565

					1,750,252

Household Products — 0.1%
DFS Furniture Holdings PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
7.625%	08/15/18		GBP	100	161,900
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
1.900%	05/22/19			495	491,671
Magnolia BC SA (Luxembourg),
Sr. Sec’d. Notes, RegS
9.000%	08/01/20		EUR	172	198,992
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
8.500%	05/15/18			100	102,000
9.000%	04/15/19			295	305,325
9.875%	08/15/19			481	509,860

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Household Products (continued)
Sr. Sec’d. Notes
5.750%	10/15/20		51	$52,275
7.125%	04/15/19		109	112,679
7.875%	08/15/19		306	322,447
Spectrum Brands, Inc.,
Gtd. Notes, 144A
6.125%	12/15/24		494	501,410

				2,758,559

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23		200	198,500
5.500%	03/15/24		72	73,066
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24		255	271,575
Sr. Unsec’d. Notes
5.375%	01/15/23		641	647,410
5.750%	01/15/25		688	696,600
NRG Energy, Inc.,
Gtd. Notes
7.875%	05/15/21		790	851,225
Gtd. Notes, 144A
6.250%	05/01/24		314	319,495

				3,057,871

Industrial Conglomerates
Danaher Corp.,
Sr. Unsec’d. Notes
2.300%	06/23/16		50	51,128
Roper Industries, Inc.,
Sr. Unsec’d. Notes
2.050%	10/01/18		500	495,873

				547,001

Insurance — 0.4%
ACE INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24		930	939,763
Aflac, Inc.,
Sr. Unsec’d. Notes
3.625%	11/15/24	(a)	1,000	1,019,611
6.450%	08/15/40		250	325,229
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/20		406	414,120
Berkshire Hathaway Finance Corp.,
Gtd. Notes
0.950%	08/15/16		1,375	1,379,528
Chubb Corp. (The),
Sr. Unsec’d. Notes
5.750%	05/15/18		700	790,843
CNO Financial Group, Inc.,
Sr. Sec’d. Notes, 144A
6.375%	10/01/20		282	297,510
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
5.500%	09/01/22		475	517,500

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Galaxy Bidco Ltd. (United Kingdom),
Sr. Sec’d. Notes, RegS
6.375%	11/15/20		GBP	100	$151,886
Genworth Holdings, Inc.,
Gtd. Notes
4.800%	02/15/24			180	145,913
Hockey Merger Sub 2, Inc.,
Sr. Unsec’d. Notes, 144A
7.875%	10/01/21			217	215,915
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23	(a)		250	251,428
5.350%	06/01/21			100	112,209
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.350%	09/10/19			620	620,907
Sr. Unsec’d. Notes, MTN
2.550%	10/15/18			300	305,072
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
6.500%	07/03/24		GBP	125	200,386
Protective Life Corp.,
Sr. Unsec’d. Notes
8.450%	10/15/39			100	150,687
Trinity Acquisition PLC (United Kingdom),
Gtd. Notes
6.125%	08/15/43			450	515,604
Willis Group Holdings PLC,
Gtd. Notes
4.125%	03/15/16			100	103,065
XLIT Ltd. (Ireland),
Gtd. Notes
5.750%	10/01/21			300	348,498

					8,805,674

Internet Software & Services — 0.3%
Alibaba Group Holding Ltd. (China),
Gtd. Notes, 144A
2.500%	11/28/19			940	927,326
3.600%	11/28/24			500	495,922
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19			200	199,120
3.250%	08/06/18			1,300	1,328,878
3.500%	11/28/22			250	247,203
eBay, Inc.,
Sr. Unsec’d. Notes
2.200%	08/01/19	(a)		800	791,866
3.450%	08/01/24			350	344,136
United Group BV (Serbia),
Sr. Sec’d. Notes, RegS
7.875%	11/15/20		EUR	130	167,933
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
10.125%	07/01/20			702	791,014
Sr. Sec’d. Notes
8.125%	01/01/20			470	498,200

					5,791,598

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
IT Services — 0.1%
MasterCard, Inc.,
Sr. Unsec’d. Notes
3.375%	04/01/24			1,400	$1,437,040

Leisure Products
Brunswick Corp.,
Gtd. Notes, 144A
4.625%	05/15/21			103	100,940
Mattel, Inc.,
Sr. Unsec’d. Notes
2.500%	11/01/16			50	51,050

					151,990

Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
1.300%	02/01/17			250	248,600
3.200%	03/01/16			400	409,550

					658,150

Machinery — 0.2%
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19			400	410,000
CTP Transportation Products LLC/CTP Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	12/15/19			200	211,000
Eaton Corp.,
Gtd. Notes
0.950%	11/02/15			400	400,354
Galapagos SA (Germany),
Sr. Sec’d. Notes, RegS
5.375%	06/15/21		EUR	100	119,759
Gates Global LLC/Gates Global Co.,
Gtd. Notes, RegS
5.750%	07/15/22		EUR	180	200,929
Hydra Dutch Holdings 2 BV (Netherlands),
Sr. Sec’d. Notes, RegS
5.582%(c)	04/15/19		EUR	270	296,683
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
1.950%	03/01/19	(a)		1,100	1,100,594
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19			75	76,183
5.750%	06/15/43			250	294,656
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
2.350%	08/01/19			555	554,492
2.375%	12/17/18			250	252,154
6.550%	10/01/17			200	225,126

					4,141,930

Media — 1.3%
Altice SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.750%	05/15/22			530	530,994
Sr. Sec’d. Notes, RegS
7.250%	05/15/22		EUR	405	496,197
Cablevision Systems Corp.,

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Sr. Unsec’d. Notes
5.875%	09/15/22	(a)	321	$325,013
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp,
Gtd. Notes, 144A
5.250%	02/15/22		110	110,825
5.625%	02/15/24		145	145,725
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23		728	711,620
5.250%	09/30/22		605	603,487
CCOH Safari LLC,
Gtd. Notes
5.500%	12/01/22		775	786,625
5.750%	12/01/24		1,610	1,628,113
Cengage Learning Acquistions, Inc., Escrow,
Notes
2.503%(s)	12/31/14		69	—
2.525%(s)	04/15/20		356	—
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21	(a)	485	470,450
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22		1,004	1,034,120
6.500%	11/15/22		353	359,177
7.625%	03/15/20		297	312,593
Columbus International, Inc. (Barbados),
Gtd. Notes, 144A
7.375%	03/30/21		700	728,000
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.500%	03/01/16		800	820,867
3.550%	03/15/15		600	603,562
4.450%	04/01/24		300	313,891
5.150%	03/15/42		600	620,016
Discovery Communications LLC,
Gtd. Notes
3.700%	06/01/15		500	505,689
DISH DBS Corp.,
Gtd. Notes
4.250%	04/01/18		371	378,884
4.625%	07/15/17		449	464,154
5.000%	03/15/23		420	406,350
5.125%	05/01/20		70	70,525
Gtd. Notes, 144A
5.875%	11/15/24		1,013	1,018,065
Gannett Co., Inc.,
Gtd. Notes
5.125%	07/15/20		61	62,220
6.375%	10/15/23		598	633,880
Gtd. Notes, 144A
4.875%	09/15/21		282	279,885
5.500%	09/15/24		203	203,507
Harron Communications LP/Harron Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.125%	04/01/20		230	250,700
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19	(a)	509	501,365

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
9.000%	03/01/21			286	$280,280
Lamar Media Corp.,
Gtd. Notes
5.000%	05/01/23			55	54,450
LIN Television Corp.,
Sr. Unsec’d. Notes, 144A
5.875%	11/15/22			209	206,910
MDC Partners, Inc.,
Gtd. Notes, 144A
6.750%	04/01/20			475	489,250
Midcontinent Communications & Midcontinent Finance Corp.,
Gtd. Notes, 144A
6.250%	08/01/21			400	404,000
MPL 2 Acquisition Canco, Inc. (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18			680	731,000
NBCUniversal Enterprise, Inc.,
Gtd. Notes, 144A
1.974%	04/15/19			400	396,062
Jr. Sub. Notes, 144A
5.250%	03/29/49			100	103,750
Nexstar Broadcasting, Inc.,
Gtd. Notes
6.875%	11/15/20	(a)		224	232,400
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22			240	241,200
Numericable Group SA (France),
Sr. Sec’d. Notes, 144A
6.000%	05/15/22			1,445	1,452,947
6.250%	05/15/24			555	559,163
Sr. Sec’d. Notes, RegS
5.375%	05/15/22		EUR	135	168,585
5.625%	05/15/24		EUR	300	375,721
Radio One, Inc.,
Gtd. Notes, 144A
9.250%	02/15/20			411	357,570
RCN Telecom Services LLC/RCN Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/20			415	427,450
Scripps Networks Interactive, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/16			200	205,421
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24			395	382,163
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
6.000%	07/15/24			325	333,125
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
0.875%	05/23/16			225	223,834
Time Warner Cable, Inc.,
Gtd. Notes
4.500%	09/15/42	(a)		400	411,177
5.000%	02/01/20	(a)		300	330,595
Time Warner, Inc.,
Gtd. Notes
2.100%	06/01/19			800	788,164

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.500%	01/15/23			555	$579,975
Sr. Sec’d. Notes, RegS
4.000%	01/15/25		EUR	354	436,391
5.750%	01/15/23		EUR	590	772,317
Unitymedia KabelBW GmbH (Germany),
Sec’d. Notes, RegS
9.500%	03/15/21		EUR	140	189,313
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21			390	415,350
Sr. Sec’d. Notes, 144A
5.125%	05/15/23			347	350,470
Viacom, Inc.,
Sr. Unsec’d. Notes
2.500%	09/01/18			1,675	1,689,810
4.250%	09/15/15			1,000	1,023,542
VTR Finance BV (Chile),
Sr. Sec’d. Notes, 144A
6.875%	01/15/24			494	503,880
Wave Holdco LLC/Wave Holdco Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.250%	07/15/19			550	552,750

					31,045,514

Metals & Mining — 0.5%
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24			1,053	1,115,938
Arch Coal, Inc.,
Gtd. Notes
7.000%	06/15/19			320	94,400
7.250%	10/01/20			135	43,875
7.250%	06/15/21			99	28,834
Constellium NV (Netherlands),
Gtd. Notes, 144A
5.750%	05/15/24			362	314,940
Gtd. Notes, RegS
4.625%	05/15/21		EUR	195	204,932
Sr. Unsec’d. Notes, 144A
8.000%	01/15/23			1,035	1,029,825
Eco-Bat Finance PLC (United Kingdom),
Gtd. Notes, RegS
7.750%	02/15/17		EUR	280	320,604
Global Brass & Copper, Inc.,
Sr. Sec’d. Notes
9.500%	06/01/19			120	129,600
Imperial Metals Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/15/19			45	41,400
Novelis, Inc.,
Gtd. Notes
8.375%	12/15/17			155	160,813
8.750%	12/15/20	(a)		1,672	1,772,320
Ovako AB (Sweden),
Sr. Sec’d. Notes, RegS
6.500%	06/01/19		EUR	185	217,144
Peabody Energy Corp.,

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Metals & Mining (continued)
Gtd. Notes
6.250%	11/15/21	(a)		477	$407,835
6.500%	09/15/20	(a)		511	443,293
7.875%	11/01/26			395	335,750
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
2.250%	09/20/16			250	254,599
Ryerson, Inc./Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes
9.000%	10/15/17			345	354,487
Steel Dynamics, Inc.,
Gtd. Notes
5.250%	04/15/23			257	260,855
6.375%	08/15/22			309	327,540
Gtd. Notes, 144A
5.125%	10/01/21			485	494,094
5.500%	10/01/24			321	329,025
Vedanta Resources PLC (India),
Sr. Unsec’d. Notes, 144A
8.250%	06/07/21			400	396,000
Wise Metals Group LLC/Wise Alloys Finance Corp.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/18			1,677	1,760,850

					10,838,953

Multiline Retail
Debenhams PLC (United Kingdom),
Gtd. Notes
5.250%	07/15/21		GBP	235	356,584

Multi-Utilities
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.050%	09/15/42			400	390,178
4.450%	03/15/21			500	541,733
SCANA Corp.,
Sr. Unsec’d. Notes
4.125%	02/01/22			50	51,834
Sr. Unsec’d. Notes, MTN
4.750%	05/15/21			100	107,783

					1,091,528

Office REIT’s
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20			600	594,263

Oil, Gas & Consumable Fuels — 2.4%
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	03/15/24			334	339,010
5.875%	04/15/21			697	726,623
6.125%	07/15/22			320	340,000
Antero Resources Finance Corp.,
Gtd. Notes
5.375%	11/01/21			228	220,590
Baytex Energy Corp. (Canada),
Gtd. Notes, 144A
5.125%	06/01/21			144	122,400
Berry Petroleum Co.,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
6.375%	09/15/22		281	$213,560
6.750%	11/01/20		186	148,800
Bonanza Creek Energy, Inc.,
Gtd. Notes
5.750%	02/01/23		472	372,880
6.750%	04/15/21		738	649,440
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.237%	05/10/19	(a)	1,100	1,098,666
3.200%	03/11/16		200	205,391
3.561%	11/01/21	(a)	150	153,254
Buckeye Partners LP,
Sr. Unsec’d. Notes
2.650%	11/15/18		800	787,948
4.350%	10/15/24		600	588,053
5.850%	11/15/43		100	100,053
Calfrac Holdings LP (Canada),
Gtd. Notes, 144A
7.500%	12/01/20		691	583,895
California Resources Corp.,
Gtd. Notes, 144A
6.000%	11/15/24	(a)	1,114	941,330
Carrizo Oil & Gas, Inc.,
Gtd. Notes
8.625%	10/15/18		522	522,000
Chesapeake Energy Corp.,
Gtd. Notes
5.750%	03/15/23	(a)	701	722,030
6.125%	02/15/21		373	391,650
6.625%	08/15/20		632	671,500
6.875%	11/15/20		370	397,750
Chevron Corp.,
Sr. Unsec’d. Notes
0.889%	06/24/16		475	476,005
Cimarex Energy Co.,
Gtd. Notes
4.375%	06/01/24		250	238,750
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
1.750%	05/09/18		200	196,800
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
1.625%	04/30/17		1,100	1,094,629
Concho Resources, Inc.,
Gtd. Notes
5.500%	04/01/23		580	582,726
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29		100	133,218
CONSOL Energy, Inc.,
Gtd. Notes, 144A
5.875%	04/15/22		2,367	2,201,310
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/21		743	696,563
DCP Midstream Operating LP,
Gtd. Notes
3.250%	10/01/15		600	608,639
Denbury Resources, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Gtd. Notes
5.500%	05/01/22		111	$101,565
Diamondback Energy, Inc.,
Gtd. Notes
7.625%	10/01/21		897	875,696
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	05/28/45	(a)	250	231,250
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.875%	01/15/24		1,341	1,361,115
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
4.150%	10/01/20		675	691,997
6.050%	06/01/41		100	109,149
9.000%	04/15/19		71	87,140
EnQuest PLC (United Kingdom),
Gtd. Notes, 144A
7.000%	04/15/22		300	186,000
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41		300	352,708
Halcon Resources Corp.,
Gtd. Notes
8.875%	05/15/21	(a)	1,060	797,650
9.250%	02/15/22	(a)	208	153,400
9.750%	07/15/20	(a)	338	253,500
Hess Corp.,
Sr. Unsec’d. Notes
1.300%	06/15/17		225	221,681
Hiland Partners LP/Hiland Partners Finance Corp.,
Gtd. Notes, 144A
7.250%	10/01/20		83	78,850
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		383	337,040
7.625%	04/15/21		831	835,155
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.950%	04/15/22		950	953,307
6.800%	09/15/37		200	243,982
Jones Energy Holdings LLC/Jones Energy Finance Corp.,
Gtd. Notes, 144A
6.750%	04/01/22		159	120,840
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	03/01/21		250	245,958
5.625%	09/01/41		300	298,721
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19	(a)	140	138,887
4.300%	06/01/25	(a)	790	790,368
5.550%	06/01/45		420	430,176
Gtd. Notes, MTN
7.750%	01/15/32		1,036	1,274,280
Laredo Petroleum, Inc.,
Gtd. Notes
7.375%	05/01/22		124	115,940
Linn Energy LLC/Linn Energy Finance Corp.,

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Gtd. Notes
6.250%	11/01/19		368	$310,960
7.750%	02/01/21		70	58,975
8.625%	04/15/20		62	53,940
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
5.150%	10/15/43		500	530,051
Marathon Oil Corp.,
Sr. Unsec’d. Notes
0.900%	11/01/15		600	598,249
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44		395	373,040
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes
4.500%	07/15/23		599	576,537
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.500%	03/15/21		560	511,000
7.000%	03/31/24	(a)	956	865,180
Memorial Resource Development Corp.,
Gtd. Notes, 144A
5.875%	07/01/22		827	748,435
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
7.119%	12/15/17		159	156,217
9.625%	06/01/19		182	182,455
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	01/15/23		320	291,200
Offshore Group Investment Ltd.,
Sr. Sec’d. Notes
7.500%	11/01/19		227	169,115
Parsley Energy LLC/Parsley Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/22		525	497,437
PDC Energy, Inc.,
Gtd. Notes
7.750%	10/15/22		235	223,250
Penn Virginia Corp.,
Gtd. Notes
8.500%	05/01/20	(a)	121	96,800
Petrobras International Finance Co. (Brazil),
Gtd. Notes
3.500%	02/06/17		1,100	1,050,401
5.375%	01/27/21	(a)	300	277,971
6.750%	01/27/41	(a)	100	90,957
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	(a)	300	314,223
5.500%	01/21/21		100	108,250
6.375%	01/23/45		650	736,125
Pioneer Energy Services Corp.,
Gtd. Notes
6.125%	03/15/22		33	25,080
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.000%	02/01/21		400	440,726
Precision Drilling Corp. (Canada),

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Gtd. Notes, 144A
5.250%	11/15/24		355	$291,100
PVR Partners LP/Penn Virginia Resource Finance Corp. II,
Gtd. Notes
6.500%	05/15/21		347	350,470
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.375%	10/01/22		233	220,185
Range Resources Corp.,
Gtd. Notes
5.000%	03/15/23	(a)	246	246,000
5.750%	06/01/21		107	110,477
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
4.500%	11/01/23		584	535,820
5.500%	04/15/23		277	267,305
5.875%	03/01/22		33	32,917
6.500%	07/15/21		90	91,800
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.000%	01/15/19		545	546,363
6.875%	04/15/40		117	124,605
Rose Rock Midstream LP/Rose Rock Finance Corp.,
Gtd. Notes
5.625%	07/15/22		269	251,515
Rosetta Resources, Inc.,
Gtd. Notes
5.875%	06/01/22	(a)	199	179,100
5.875%	06/01/24		204	181,560
RSP Permian, Inc.,
Gtd. Notes, 144A
6.625%	10/01/22		268	249,240
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	04/15/23		283	276,633
5.750%	05/15/24		1,974	1,936,987
Sabine Pass LNG LP,
Sr. Sec’d. Notes
6.500%	11/01/20		347	350,470
Sanchez Energy Corp.,
Gtd. Notes, 144A
6.125%	01/15/23	(a)	627	526,680
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	02/15/23		451	284,130
8.750%	01/15/20		531	358,425
Seven Generations Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
8.250%	05/15/20		1,779	1,707,840
Shell International Finance BV (Netherlands),
Gtd. Notes
0.900%	11/15/16	(a)	1,500	1,500,903
SM Energy Co.,
Sr. Unsec’d. Notes, 144A
6.125%	11/15/22		905	850,700
Southern California Gas Co.,
First Mortgage
3.750%	09/15/42		650	644,927
Southern Star Central Corp.,

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Sr. Unsec’d. Notes, 144A
5.125%	07/15/22		480	$482,400
Statoil ASA (Norway),
Gtd. Notes
1.950%	11/08/18		500	499,881
2.750%	11/10/21		1,035	1,038,076
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.500%	08/15/22		348	330,600
7.500%	07/01/21		291	305,550
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44		300	302,385
6.100%	02/15/42		200	216,924
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
6.375%	08/01/22		185	187,313
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes, 144A
6.250%	10/15/22		507	505,733
Total Capital International SA (France),
Gtd. Notes
2.100%	06/19/19		800	800,352
Triangle USA Petroleum Corp.,
Sr. Unsec’d. Notes, 144A
6.750%	07/15/22		166	109,560
Ultra Petroleum Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	12/15/18		503	464,017
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22		200	178,005
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21		166	153,965
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.550%	06/24/24	(a)	150	139,497
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24		259	240,870

				55,169,672

Paper & Forest Products
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23		265	258,375

Personal Products
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
1.900%	11/01/19		585	586,173

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.200%	11/06/15		600	601,763
Actavis Funding SCS,
Gtd. Notes
3.850%	06/15/24	(a)	900	904,598

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
6.450%	09/15/37		400	$539,000
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
1.500%	10/06/17		1,350	1,350,865
Capsugel SA,
Sr. Unsec’d. Notes, 144A, PIK
7.000%	05/15/19		162	163,620
Eli Lilly & Co.,
Sr. Unsec’d. Notes
4.650%	06/15/44		600	672,534
5.950%	11/15/37		300	391,614
Endo Finance LLC & Endo Finco, Inc.,
Gtd. Notes, 144A
7.000%	12/15/20		97	101,850
7.250%	01/15/22		101	108,070
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
0.700%	03/18/16		600	599,971
6.375%	05/15/38		200	266,297
Grifols Worldwide Operations Ltd. (Spain),
Sr. Unsec’d. Notes, 144A
5.250%	04/01/22		321	328,287
JLL/Delta Dutch Newco BV,
Sr. Unsec’d. Notes, 144A
7.500%	02/01/22		160	162,400
Novartis Capital Corp. (Switzerland),
Gtd. Notes
3.400%	05/06/24		1,100	1,144,310
4.400%	05/06/44		700	784,449
Omnicare, Inc.,
Gtd. Notes
4.750%	12/01/22		130	131,625
5.000%	12/01/24		110	112,750
Par Pharmaceutical Cos., Inc.,
Gtd. Notes
7.375%	10/15/20		224	234,080
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.625%	12/01/21	(a)	829	835,217
6.375%	10/15/20		863	901,835
6.750%	08/15/18	(a)	376	399,978
7.000%	10/01/20		23	24,265
Zoetis, Inc.,
Sr. Unsec’d. Notes
1.150%	02/01/16		400	399,643

				11,159,021

Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.,
Sr. Unsec’d. Notes
3.400%	02/15/19		325	330,791
3.450%	09/15/21		400	393,256
4.625%	04/01/15		300	302,679
5.000%	02/15/24		800	848,374
5.050%	09/01/20		200	216,989
5.900%	11/01/21		200	225,132
Crown Castle International Corp.,

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Sr. Unsec’d. Notes
5.250%	01/15/23			1,117	$1,139,340
Geo Group, Inc., (The),
Gtd. Notes
5.875%	01/15/22			375	384,375
5.875%	10/15/24			255	258,187
HCP, Inc.,
Sr. Unsec’d. Notes, MTN
6.700%	01/30/18			600	683,298
iStar Financial, Inc.,
Sr. Unsec’d. Notes
4.000%	11/01/17			135	131,287
5.000%	07/01/19			95	92,150
Simon Property Group LP,
Sr. Unsec’d. Notes
4.750%	03/15/42			300	330,899
5.650%	02/01/20			100	114,786
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
6.950%	08/01/17			300	337,160

					5,788,703

Real Estate Management & Development — 0.2%
Crescent Resources LLC/Crescent Ventures, Inc.,
Sr. Sec’d. Notes, 144A
10.250%	08/15/17			798	855,855
Realogy Group LLC,
Sr. Sec’d. Notes, 144A
7.625%	01/15/20			1,082	1,157,740
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
4.500%	04/15/19			404	399,960
5.250%	12/01/21			384	373,440
Rialto Holdings LLC/Rialto Corp.,
Gtd. Notes, 144A
7.000%	12/01/18			210	213,150
RPG Byty Sro (Czech Republic),
Sr. Sec’d. Notes, RegS
6.750%	05/01/20		EUR	220	274,251
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
2.700%	09/17/19			295	294,914

					3,569,310

Road & Rail — 0.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.375%	09/01/42	(a)		300	308,169
4.550%	09/01/44			535	574,222
Ceva Group PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
9.000%	09/01/21			125	117,500
Florida East Coast Holdings Corp.,
Sr. Sec’d. Notes, 144A
6.750%	05/01/19			674	667,260
Gategroup Finance Luxembourg SA (Switzerland),
Gtd. Notes, RegS
6.750%	03/01/19		EUR	501	636,548
Global Ship Lease, Inc. (United Kingdom),

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Road & Rail (continued)
Sr. Sec’d. Notes, 144A
10.000%	04/01/19		1,085	$1,093,137
JCH Parent, Inc.,
Sr. Unsec’d. Notes, 144A, PIK
10.500%	03/15/19		860	795,500
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/16		325	340,583

				4,532,919

Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp.,
Sr. Unsec’d. Notes
3.300%	10/01/21		200	209,726
4.250%	12/15/42		300	309,184
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/19	(a)	170	173,201
Maxim Integrated Products, Inc.,
Sr. Unsec’d. Notes
2.500%	11/15/18		250	249,437
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/01/25		915	924,150
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
5.750%	02/15/21		380	399,000
5.750%	03/15/23	(a)	223	234,707
Sensata Technologies BV (Netherlands),
Gtd. Notes, 144A
5.625%	11/01/24		140	145,250

				2,644,655

Software — 0.4%
Audatex North America, Inc.,
Gtd. Notes, 144A
6.125%	11/01/23		230	237,475
BMC Software Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/15/21		181	170,140
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19		290	304,500
First Data Corp.,
Gtd. Notes
10.625%	06/15/21		371	420,157
11.750%	08/15/21		1,002	1,149,795
Sec’d. Notes, 144A
8.250%	01/15/21		1,101	1,178,070
Sec’d. Notes, 144A, PIK
8.750%	01/15/22		192	206,400
Sr. Sec’d. Notes, 144A
6.750%	11/01/20		280	298,900
7.375%	06/15/19		776	816,740
IMS Health, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/01/20	(a)	467	481,010
Infor Software Parent LLC/Infor Software Parent, Inc.,
Gtd. Notes, 144A, PIK

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Software (continued)
7.125%	05/01/21	(a)		750	$735,000
Infor US, Inc.,
Gtd. Notes
9.375%	04/01/19			1,066	1,140,620
MSCI, Inc.,
Gtd. Notes, 144A
5.250%	11/15/24			608	629,280
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20			332	332,830
Sophia LP/Sophia Finance, Inc.,
Gtd. Notes, 144A
9.750%	01/15/19			195	208,163

					8,309,080

Specialty Retail — 0.5%
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	01/15/22			500	530,752
Autozone, Inc.,
Sr. Unsec’d. Notes
1.300%	01/13/17			725	722,290
CST Brands, Inc.,
Gtd. Notes
5.000%	05/01/23			489	493,890
Hema Bondco I BV (Netherlands),
Sr. Sec’d. Notes, RegS
6.250%	06/15/19		EUR	210	213,464
Hillman Group, Inc. (The),
Sr. Unsec’d. Notes, 144A
6.375%	07/15/22			216	207,360
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36	(a)		700	914,199
5.950%	04/01/41			300	391,823
Neiman Marcus Group, Inc. (The),
Gtd. Notes, 144A
8.000%	10/15/21	(a)		1,354	1,431,855
New Look Bondco I PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
8.750%	05/14/18		GBP	100	163,459
O’Reilly Automotive, Inc.,
Gtd. Notes
4.625%	09/15/21			200	218,068
4.875%	01/14/21			400	439,184
Penske Automotive Group, Inc.,
Gtd. Notes
5.375%	12/01/24			279	282,487
5.750%	10/01/22	(a)		348	361,050
Punch Taverns Finance B Ltd. (United Kingdom),
Sr. Sec’d. Notes
5.267%	03/30/24		GBP	31	47,100
Punch Taverns Finance PLC (United Kingdom),
Sec’d. Notes, 144A
6.061%(c)	10/15/27		GBP	186	281,207
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	(a)		225	225,774
4.450%	02/15/25			800	781,891

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Specialty Retail (continued)
THOM Europe SAS (France),
Sr. Sec’d. Notes, RegS
7.375%	07/15/19		EUR	230	$264,397
Twin Set-Simona Barbieri SpA (Italy),
Sr. Sec’d. Notes, RegS
5.957%(c)	07/15/19		EUR	108	113,043
Unique Pub Finance Co. PLC (The) (United Kingdom),
Asset Backed
6.542%	03/30/21		GBP	346	555,327
Walgreens Boots Alliance, Inc.,
Gtd. Notes
1.750%	11/17/17			805	806,993
2.700%	11/18/19			1,100	1,105,597

					10,551,210

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.,
Sr. Unsec’d. Notes
2.850%	05/06/21	(a)		1,400	1,432,143
3.850%	05/04/43	(a)		300	300,217
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
2.750%	01/14/19			800	801,022
3.000%	09/15/16			400	410,711
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
6.625%	05/15/39			276	304,980
Seagate HDD,
Gtd. Notes
4.750%	06/01/23			500	519,324
6.875%	05/01/20			1,000	1,050,000
Gtd. Notes, 144A
3.750%	11/15/18			800	821,000
4.750%	01/01/25			800	824,132
SunGard Data Systems, Inc.,
Gtd. Notes
6.625%	11/01/19			580	585,800

					7,049,329

Textiles, Apparel & Luxury Goods
Springs Industries, Inc.,
Sr. Sec’d. Notes
6.250%	06/01/21	(a)		439	436,805
VF Corp.,
Sr. Unsec’d. Notes
3.500%	09/01/21			100	105,738
William Carter Co. (The),
Gtd. Notes
5.250%	08/15/21			150	154,500
Wolverine World Wide, Inc.,
Gtd. Notes
6.125%	10/15/20			317	332,850

					1,029,893

Thrifts & Mortgage Finance
Radian Group, Inc.,
Sr. Unsec’d. Notes
5.500%	06/01/19			176	180,400

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Tobacco — 0.3%
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24	(a)		1,000	$1,042,581
4.125%	09/11/15			500	511,365
5.375%	01/31/44			1,200	1,365,982
Lorillard Tobacco Co.,
Gtd. Notes
6.875%	05/01/20			500	588,939
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.875%	01/15/19			575	571,512
4.250%	11/10/44	(a)		600	610,130
Reynolds American, Inc.,
Gtd. Notes
1.050%	10/30/15			400	400,436
3.250%	11/01/22			300	292,213
4.850%	09/15/23	(a)		750	807,280
6.150%	09/15/43	(a)		100	115,967

					6,306,405

Trading Companies & Distributors — 0.2%
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22			416	427,960
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20			1,756	1,839,410
Sec’d. Notes
11.000%	04/15/20			1,034	1,178,760
Sr. Sec’d. Notes, 144A
5.250%	12/15/21			1,730	1,760,275
Travis Perkins PLC (United Kingdom),
Gtd. Notes
4.375%	09/15/21		GBP	140	220,157

					5,426,562

Transportation Infrastructure
Jurassic Holdings III, Inc.,
Sec’d. Notes, 144A
6.875%	02/15/21			206	191,580

Wireless Telecommunication Services — 0.7%
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23			750	744,984
Consolidated Communications, Inc.,
Gtd. Notes, 144A
6.500%	10/01/22			280	280,700
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
7.125%	04/01/22			1,019	947,670
8.250%	09/30/20			800	776,000
Digicel Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21			1,465	1,369,775
Equinix, Inc.,
Sr. Unsec’d. Notes
5.375%	01/01/22			38	38,357
5.750%	01/01/25			205	206,794
Inmarsat Finance PLC (United Kingdom),

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
Gtd. Notes, 144A
4.875%	05/15/22			196	$194,040
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23			1,008	1,001,851
6.625%	12/15/22	(a)		545	559,987
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
6.750%	06/01/18			706	720,120
7.750%	06/01/21			760	761,900
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	07/15/22			788	758,450
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28			350	308,000
8.750%	03/15/32			405	391,837
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20			688	743,040
9.000%	11/15/18			1,131	1,286,399
Sr. Unsec’d. Notes
6.000%	12/01/16			427	446,653
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24			796	740,280
7.875%	09/15/23			1,501	1,481,787
T-Mobile USA, Inc.,
Gtd. Notes
6.000%	03/01/23			354	354,885
6.125%	01/15/22			73	74,095
6.375%	03/01/25			1,125	1,143,000
6.500%	01/15/24			522	535,050
6.633%	04/28/21			330	338,663
6.731%	04/28/22			155	159,650
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.250%	09/26/17			800	789,808

					17,153,775

TOTAL CORPORATE BONDS (cost $465,945,131)					463,894,579

FOREIGN GOVERNMENT BONDS — 0.5%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18		EUR	175	231,344
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
1.500%	04/15/16		EUR	775	1,099,460
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
2.375%	08/12/19			1,100	1,100,590
4.000%	01/29/21			100	106,951
4.000%	01/14/24	(a)		1,000	1,080,649
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS
2.100%	09/15/16		EUR	165	218,545
2.550%	09/15/41		EUR	60	87,405

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes, TIPS
2.600%	09/15/23	EUR	35	$54,722
Unsec’d. Notes, TIPS
2.350%	09/15/24	EUR	565	764,471
Japanese Government CPI Linked Bond (Japan),
Sr. Unsec’d. Notes
0.100%	09/10/24	JPY	66,400	587,256
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
3.500%	01/21/21		475	484,975
6.750%	09/27/34		500	653,000
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
3.000%	09/20/30	NZD	654	574,671
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
5.000%	01/27/45		300	294,000
5.625%	01/07/41		500	538,750
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		332	339,470
Spain Government Inflation Linked Bond (Spain),
Sr. Unsec’d. Notes
0.550%	11/30/19	EUR	250	305,429
Tunisia Government AID Bonds (Tunisia),
Gov’t. Gtd. Notes
2.452%	07/24/21		2,000	2,030,702
United Mexican States (Mexico),
Sr. Unsec’d. Notes
6.050%	01/11/40		600	733,800
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		800	834,000
Uruguay Government International (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50		300	304,500

TOTAL FOREIGN GOVERNMENT BONDS (cost $12,577,075)				12,424,690

MUNICIPAL BONDS — 0.2%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49		100	141,113
City of San Francisco CA Public Utilities Commission Water Revenue,
Revenue Bonds
6.000%	11/01/40		200	260,136
Los Angeles Unified School District,
General Obligation Unlimited
5.750%	07/01/34		150	190,272
Metropolitan Water District of Southern California,
Revenue Bonds
6.947%	07/01/40		200	240,022
State of California,
General Obligation Unlimited
7.550%	04/01/39		400	616,576

				1,448,119

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Colorado
Denver City & County School District No 1,
Certificate Participation
4.242%	12/15/37	175	$179,935

Florida
Florida Hurricane Catastrophe Fund Finance Corp.,
Revenue Bonds
1.298%	07/01/16	225	226,870

Georgia
Municipal Electric Authority of Georgia,
Revenue Bonds
6.637%	04/01/57	100	133,501

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	100	125,996
State of Illinois,
General Obligation Unlimited
7.350%	07/01/35	200	234,466

			360,462

New Jersey — 0.1%
New Jersey State Turnpike Authority,
Revenue Bonds
7.414%	01/01/40	400	603,192

New York
New York Build America Bonds,
General Obligation Unlimited
5.846%	06/01/40	215	276,694
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	200	211,068

			487,762

Ohio
American Municipal Power, Inc.,
Revenue Bonds
7.834%	02/15/41	100	151,745

Oregon
Oregon Department of Transportation,
Revenue Bonds
5.834%	11/15/34	200	259,576

Texas
Dallas Area Rapid Transit,
Revenue Bonds
5.999%	12/01/44	200	271,558

TOTAL MUNICIPAL BONDS (cost $3,904,797)			4,122,720

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Adjustable Rate Mortgage Trust,
Series 2005-3, Class 8A11
0.395%(c)	07/25/35	28	28,094
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC2, Class 2A
5.000%	05/25/34	248	249,947

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust,
Series 2014-A, Class A, 144A
4.000%(c)	01/25/35	213	$221,018
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-J8, Class 1A2
4.750%	11/25/19	105	108,257
Credit Suisse Mortgage Trust,
Series 2009-13R, Class 5A1, 144A
0.950%(c)	01/26/35	167	165,925
Fannie Mae Connecticut Avenue Securities,
Series 2014-C01, Class M1
1.770%(c)	01/25/24	650	649,142
Government National Mortgage Assoc.,
Series 2014-90, Class FA
0.557%(c)	10/20/38	1,857	1,870,485
RALI Trust,
Series 2004-QS4, Class A7
4.000%	03/25/34	110	111,964
Structured Agency Credit Risk Debt Notes,
Series 2013-DN2, Class M1
1.605%(c)	11/25/23	1,790	1,785,096

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,174,115)			5,189,928

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.4%
Fannie Mae Interest Strip
3.577%(s)	05/15/29	780	485,819
Fannie Mae Principal Strip, MTN
3.498%(s)	03/23/28	250	163,373
3.838%(s)	05/15/30	1,720	1,045,953
Federal Farm Credit Banks
1.690%	04/09/20	6,000	5,900,784
2.000%	04/04/22	447	438,745
Federal Home Loan Banks
3.375%	12/08/23	500	533,359
4.000%	09/01/28	245	270,051
5.375%	08/15/24	750	920,287
Federal Home Loan Mortgage Corp.
1.763%(c)	06/01/43	77	78,615
2.472%(c)	05/01/43	69	69,557
2.500%	TBA	3,550	3,610,627
2.508%(c)	08/01/43	25	25,121
3.000%	03/01/27-04/01/43	7,143	7,291,860
3.000%	TBA	600	606,094
3.000%	TBA	450	467,061
3.232%(c)	08/01/41	281	296,914
3.500%	03/01/32-07/01/43	3,644	3,804,941
3.500%	TBA	5,000	5,198,828
3.500%	TBA	840	886,725
4.000%	06/01/44	1,269	1,359,563
4.000%	TBA	8,950	9,540,141
4.000%	TBA	1,200	1,270,687
4.500%	06/01/38-01/01/42	3,683	4,022,140
4.500%	TBA	700	758,707
4.500%	TBA	1,000	1,050,156

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	01/01/37-03/01/38	686	$757,428
5.000%	TBA	1,600	1,765,563
5.000%	TBA	400	420,234
5.500%	06/01/35-08/01/38	652	732,182
5.500%	TBA	1,900	2,122,508
6.000%	09/01/36	346	393,196
Federal National Mortgage Assoc.
1.000%	09/27/17	34	33,931
1.898%(c)	04/01/43	134	138,141
1.938%(c)	05/01/43	538	552,809
2.074%(c)	06/01/43	247	248,488
2.486%(c)	08/01/42	326	334,866
2.500%	09/01/28	269	274,901
2.500%	TBA	1,500	1,527,187
2.500%	TBA	740	722,830
2.572%(s)	10/09/19	3,250	2,921,974
2.625%	09/06/24	2,708	2,742,448
2.782%(c)	08/01/41	463	484,100
3.000%	01/01/27-09/01/43	12,955	13,192,712
3.500%	05/01/32-05/01/43	14,747	15,431,455
3.500%	TBA	1,750	1,848,711
4.000%	05/01/26-10/01/44	2,415	2,599,387
4.000%	TBA	42,288	45,132,145
4.000%	TBA	1,000	1,059,531
4.500%	06/01/44	947	1,033,374
4.500%	TBA	24,978	27,112,840
4.500%	TBA	1,300	1,365,914
5.000%	12/01/39-05/01/41	3,966	4,407,606
5.000%	TBA	5,560	6,142,823
5.000%	TBA	400	421,512
5.500%	04/01/36-08/01/37	926	1,040,379
5.500%	TBA	500	559,297
6.000%	03/01/34	3,281	3,750,831
6.320%	12/20/27	251	339,749
Financing Corp.
0.783%(s)	12/06/16	500	491,653
1.736%(s)	11/02/18	2,000	1,867,366
Government National Mortgage Assoc.
3.000%	05/15/43	459	470,615
3.000%	TBA	5,000	5,113,125
3.000%	TBA	400	409,050
3.500%	09/20/42-06/20/43	5,570	5,870,235
3.500%	TBA	10,850	11,389,109
3.500%	TBA	800	839,750
4.000%	12/15/40	182	195,331
4.000%	TBA	5,700	6,111,402
4.000%	TBA	1,650	1,770,121
4.500%	08/15/39-09/20/43	6,116	6,695,299
4.500%	TBA	1,000	1,092,617
5.000%	10/20/39	823	919,102
5.000%	TBA	1,000	1,094,746
5.000%	TBA	2,000	2,202,617
5.500%	07/20/40	1,367	1,531,222
6.000%	09/20/38-10/20/38	680	770,689
Resolution Funding Corp.
8.125%	10/15/19	500	644,687

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority
5.880%	04/01/36		180	$245,535

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $239,618,786)				241,431,431

U.S. TREASURY OBLIGATIONS — 4.0%
U.S. Treasury Bonds
3.125%	08/15/44		5,038	5,423,719
3.375%	05/15/44		1,000	1,125,781
3.625%	08/15/43		3,181	3,740,907
6.250%	05/15/30		1,549	2,314,302
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/16-07/15/24		16,083	16,215,838
0.375%	07/15/23		1,980	1,997,388
0.625%	07/15/21-02/15/43		4,653	4,702,710
0.750%	02/15/42		1,288	1,315,021
1.125%	01/15/21		1,980	2,232,701
1.250%	07/15/20		760	868,474
1.375%	07/15/18-02/15/44		2,015	2,323,050
1.750%	01/15/28		1,200	1,539,813
2.000%	01/15/26	(k)	765	1,048,789
2.125%	02/15/40-02/15/41		1,283	1,821,987
2.375%	01/15/25-01/15/27		3,005	4,389,563
2.500%	07/15/16-01/15/29		2,069	2,693,472
3.375%	04/15/32		100	189,732
3.625%	04/15/28		720	1,452,851
3.875%	04/15/29		900	1,860,593
U.S. Treasury Notes
1.125%	03/31/20		8,569	8,323,978
1.375%	07/31/18		27,512	27,539,952

TOTAL U.S. TREASURY OBLIGATIONS (cost $92,637,408)				93,120,621

TOTAL LONG-TERM INVESTMENTS (cost $1,683,581,879)				1,745,960,239

			Shares
SHORT-TERM INVESTMENTS — 37.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 37.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $865,559,404; includes $177,416,362 of cash collateral received for securities on loan)(b)(w)(Note 4)			865,559,404	865,559,404

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Currency Option AUD vs USD,
expiring 02/17/15, Strike Price $0.88	Deutsche Bank AG	AUD	5	123
expiring 02/17/15, Strike Price $0.89	UBS AG	AUD	5	54

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (continued)
Call Options (continued)
Currency Option EUR vs USD,
expiring 01/16/15, Strike Price $1.28	Deutsche Bank AG	EUR	8	$30
Currency Option USD vs NOK,
expiring 02/06/15, Strike Price $7.58	Deutsche Bank AG		9	14,427

				14,634

Put Options
10 Year U.S. Treasury Notes Futures,
expiring 02/20/15, Strike Price $126.50			31	24,703
Currency Option AUD vs USD,
expiring 01/06/15, Strike Price $0.82	Deutsche Bank AG	AUD	5	4,089
expiring 01/06/15, Strike Price $0.82	Deutsche Bank AG	AUD	5	4,089
expiring 01/06/15, Strike Price $0.85	UBS AG	AUD	5	14,825
expiring 02/17/15, Strike Price $0.86	UBS AG	AUD	5	24,163

				71,869

TOTAL OPTIONS PURCHASED (cost $59,468)				86,503

TOTAL SHORT-TERM INVESTMENTS (cost $865,618,872)				865,645,907

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 112.3% (cost $2,549,200,751)				2,611,606,146

Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (1.1)%
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal National Mortgage Assoc.
3.000%	TBA	19,144	(19,543,345)
3.500%	TBA	4,549	(4,741,769)
Government National Mortgage Assoc.
4.500%	TBA	1,150	(1,256,510)

TOTAL SECURITIES SOLD SHORT (proceeds received $25,418,488)			(25,541,624)

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN*
Call Options
10 Year U.S. Treasury Notes Futures,
expiring 02/20/15, Strike Price $128.00			23	(11,141)
Currency Option AUD vs USD,
expiring 02/17/15, Strike Price $0.85	BNP Paribas	AUD	5	(1,046)
expiring 02/17/15, Strike Price $0.88	UBS AG	AUD	5	(123)
expiring 02/17/15, Strike Price $0.89	UBS AG	AUD	5	(54)
Interest Rate Swap Options,
Pay a fixed rate of 2.80% and receive a floating rate based on 3-month LIBOR, expiring 02/23/15	Deutsche Bank AG		4	(17,067)

				(29,431)

Put Options
Currency Option AUD vs USD,
expiring 01/06/15, Strike Price $0.81	Deutsche Bank AG	AUD	5	(1,023)
expiring 01/06/15, Strike Price $0.82	UBS AG	AUD	5	(4,089)
expiring 01/06/15, Strike Price $0.85	Deutsche Bank AG	AUD	5	(15,070)
expiring 02/17/15, Strike Price $0.82	UBS AG	AUD	5	(8,869)
expiring 02/17/15, Strike Price $0.84	UBS AG	AUD	5	(16,583)
Currency Option USD vs NOK,
expiring 03/06/15, Strike Price $6.90	Deutsche Bank AG		9	(2,057)
Interest Rate Swap Options,
Receive a fixed rate of 3.80% and pay a floating rate based on 3-month LIBOR, expiring 02/23/15	Deutsche Bank AG		4	—
Receive a fixed rate of 3.20% and pay a floating rate based on 3-month LIBOR, expiring 07/30/15	Deutsche Bank AG		14	(2,927)

				(50,618)

TOTAL OPTIONS WRITTEN (premiums received $87,647)				(80,049)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 111.2% (cost $2,523,694,616)				2,585,984,473
Liabilities in excess of other assets(x) — (11.2)%				(260,070,643)

NET ASSETS — 100.0%				$2,325,913,830

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $172,189,825; cash collateral of $177,416,362 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.
(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments and/ or principal repayment. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
25	90 Day Euro Dollar	Mar. 2015	$6,232,500	$6,232,188	$(312)
152	90 Day Euro Dollar	Jun. 2016	37,432,104	37,456,600	24,496
33	2 Year U.S. Treasury Notes	Mar. 2015	7,209,469	7,213,594	4,125
44	5 Year U.S. Treasury Notes	Mar. 2015	5,225,755	5,232,906	7,151
287	10 Year U.S. Treasury Notes	Mar. 2015	36,301,240	36,390,703	89,463
112	20 Year U.S. Treasury Bonds	Mar. 2015	16,172,114	16,191,001	18,887
38	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	6,081,372	6,277,125	195,753
279	British Pound Currency	Mar. 2015	27,363,537	27,150,188	(213,349)
327	Canadian Dollar Currency	Mar. 2015	28,398,315	28,112,190	(286,125)
2,391	Euro STOXX 50	Mar. 2015	85,495,154	90,645,116	5,149,962
537	Japanese Yen Currency	Mar. 2015	56,908,575	56,042,663	(865,912)
1,035	NASDAQ 100 E-Mini Index	Mar. 2015	86,118,210	87,617,925	1,499,715
964	Nikkei 225 Index	Mar. 2015	144,474,570	140,439,138	(4,035,432)
855	S&P 500 E-Mini	Mar. 2015	84,810,245	87,740,100	2,929,855
168	S&P/TSX 60 Index	Mar. 2015	23,086,190	24,628,817	1,542,627
129	Swiss Franc Currency	Mar. 2015	16,686,956	16,244,325	(442,631)

					5,618,273

Short Positions:
20	90 Day Euro Dollar	Jun. 2015	4,975,890	4,978,250	(2,360)
5	90 Day Euro Dollar	Dec. 2015	1,238,500	1,238,563	(63)
54	90 Day Euro Dollar	Mar. 2016	13,343,513	13,340,700	2,813
152	90 Day Euro Dollar	Jun. 2017	37,074,917	37,171,600	(96,683)
29	90 Day Euro Dollar	Dec. 2017	7,075,483	7,076,000	(517)
1	2 Year U.S. Treasury Notes	Mar. 2015	218,895	218,594	301
1	5 Year Euro-Bobl	Mar. 2015	156,581	157,646	(1,065)
1,086	5 Year U.S. Treasury Notes	Mar. 2015	129,256,323	129,157,641	98,682
4	10 Year Euro-Bund	Mar. 2015	750,100	754,444	(4,344)
4	10 Year Japanese Bonds	Mar. 2015	4,913,341	4,935,382	(22,041)
1,775	10 Year U.S. Treasury Notes	Mar. 2015	223,858,008	225,064,453	(1,206,445)
21	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	3,298,768	3,468,938	(170,170)
1,140	Euro Currency	Mar. 2015	177,406,558	172,524,750	4,881,808
3	Euro-BTP Italian Government Bond	Mar. 2015	489,128	492,250	(3,122)
332	FTSE 100 Index	Mar. 2015	31,771,820	33,751,091	(1,979,271)
45	Russell 2000 Mini Index	Mar. 2015	5,139,900	5,403,150	(263,250)
166	S&P 500 E-Mini	Mar. 2015	16,519,490	17,034,920	(515,430)

					718,843

					$6,337,116

(1)	Cash of $41,038,412 and U.S. Treasury Obligation with a market value of $150,806 have been segregated with Goldman Sachs & Co. to cover requirement for open contracts at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/07/15	Hong Kong & Shanghai Bank	GBP	112	$175,656	$174,554	$(1,102)
Expiring 01/21/15	Credit Suisse First Boston Corp.	GBP	154	240,882	239,984	(898)
Canadian Dollar,
Expiring 01/21/15	Societe Generale	CAD	265	233,942	227,988	(5,954)
Euro,
Expiring 01/07/15	Goldman Sachs & Co.	EUR	85	104,642	102,862	(1,780)
Expiring 01/07/15	JPMorgan Chase	EUR	244	300,732	295,275	(5,457)
Expiring 01/21/15	Bank of America	EUR	245	305,129	296,531	(8,598)
Expiring 01/21/15	Bank of America	EUR	206	253,869	249,328	(4,541)
Expiring 01/21/15	Bank of America	EUR	85	104,017	102,878	(1,139)
Expiring 01/21/15	BNP Paribas	EUR	193	239,961	233,593	(6,368)
Expiring 01/21/15	Citigroup Global Markets	EUR	139	173,000	168,236	(4,764)
Expiring 01/21/15	Credit Suisse First Boston Corp.	EUR	120	148,441	145,240	(3,201)
Expiring 01/21/15	Goldman Sachs & Co.	EUR	110	136,081	133,136	(2,945)
Expiring 01/21/15	Goldman Sachs & Co.	EUR	16	19,701	19,366	(335)
Expiring 01/21/15	JPMorgan Chase	EUR	69	86,084	83,513	(2,571)
Expiring 01/21/15	State Street Bank	EUR	375	464,669	453,873	(10,796)
Expiring 01/21/15	State Street Bank	EUR	312	389,538	377,623	(11,915)
Expiring 01/21/15	State Street Bank	EUR	119	146,228	144,030	(2,198)
Expiring 01/21/15	UBS AG	EUR	20	24,990	24,207	(783)
Expiring 03/16/15	Standard Chartered PLC	EUR	545	664,190	659,932	(4,258)

				$4,211,752	$4,132,149	(79,603)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/16/15	RBC Dominion Securities	AUD	105	$86,522	$85,255	$1,267
British Pound,
Expiring 01/07/15	UBS AG	GBP	102	160,926	158,968	1,958
Expiring 01/21/15	Barclays Capital Group	GBP	7,641	12,183,269	11,907,276	275,993
Canadian Dollar,
Expiring 01/21/15	Barclays Capital Group	CAD	5,810	5,172,698	4,998,542	174,156
Expiring 01/21/15	Toronto Dominion	CAD	790	692,012	679,664	12,348
Euro,
Expiring 01/07/15	BNP Paribas	EUR	2,571	3,211,309	3,111,283	100,026
Expiring 01/21/15	JPMorgan Chase	EUR	21,624	27,588,984	26,172,174	1,416,810
Expiring 01/21/15	UBS AG	EUR	176	220,966	213,018	7,948
Expiring 01/21/15	UBS AG	EUR	28	34,624	33,647	977
Expiring 03/16/15	RBC Dominion Securities	EUR	712	881,646	862,077	19,569
Japanese Yen,
Expiring 02/04/15	BNP Paribas	JPY	21,589	184,715	180,290	4,425
Expiring 02/04/15	BNP Paribas	JPY	20,149	172,296	168,271	4,025
Expiring 02/04/15	BNP Paribas	JPY	6,045	51,609	50,481	1,128
Expiring 02/04/15	Deutsche Bank AG	JPY	6,045	50,722	50,481	241
Expiring 02/04/15	Hong Kong & Shanghai Bank	JPY	6,045	50,431	50,481	(50)
Expiring 02/04/15	UBS AG	JPY	12,090	101,940	100,962	978
Expiring 03/16/15	RBC Dominion Securities	JPY	26,698	223,611	223,041	570
New Zealand Dollar,
Expiring 01/21/15	Bank of America	NZD	259	203,272	201,562	1,710
Expiring 01/21/15	Citigroup Global Markets	NZD	80	62,242	62,259	(17)
Expiring 01/21/15	JPMorgan Chase	NZD	401	314,777	312,071	2,706

				$51,648,571	$49,621,803	2,026,768

						$1,947,165

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter swap agreements:
EUR 485	11/19/15	0.000%	CPTFEMU(1)	$1,427	$953	$474	Deutsche Bank AG

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Depreciation
Exchange-traded swap agreements:
14,600	12/10/19	1.830%	3 month LIBOR(1)	$—	$(59,965)	$(59,965)
10,100	05/02/21	2.300%	3 monthL IBOR(1)	1,288	(234,177)	(235,465)
10,800	07/30/21	2.230%	3 month LIBOR(1)	—	(254,207)	(254,207)
600	07/02/24	2.620%	3 month LIBOR(1)	—	(26,700)	(26,700)
100	02/15/40	3.060%	3 month LIBOR(1)	—	(7,875)	(7,87 5)
100	02/15/40	3.050%	3 month LIBOR(1)	—	(7,504)	(7,504)
975	05/14/44	3.460%	3 month LIBOR(1)	—	(160,575)	(160,575)

				$1,288	$(751,003)	$(752,291)

(1)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices – Sell Protection(1):
CDX.NA.HY.23.V1	12/20/19	5.000%	12,315	$779,524	$781,411	$1,887

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at December 31, 2014(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues – Sell Protection(1):
CCO Holdings LLC	09/20/17	8.000%	300	*	$55,581	$—	$55,581	Deutsche Bank AG

Cash of $1,310,325 has been segregated with Barclays Capital Group to cover requirement for open exchange-traded swap contracts as of December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014:

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	03/12/15	KRW	4,770,000	Pay or receive amounts based on the market value fluctuation of the KOSPI 200 Index Futures	$(46,994)	$—	$(46,994)
Bank of America	01/21/16	TWD	25,040	Pay or receive amounts based on the market value fluctuation of the TAIEX Index Futures	1,166,356	—	1,166,356
Citigroup Global Markets	06/24/16		142	Pay fixed payments on the SPGCENP Index and receive variable payments based on the 1 Month LIBOR +0bps	(1,162,264)	—	(1,162,264)
				Pay fixed payments on the RMS G Index and receive variable payments based on the 1 Month
Deutsche Bank AG	11/16/15		100	LIBOR +39bps Pay fixed payments on the BCOM Index and receive variable payments based on the 1 Month	4,902,384	—	4,902,384
JPMorgan Chase	03/05/15		941	U.S. Treasury Bill Rate	(7,408,536)	—	(7,408,536)

					$(2,549,054)	$—	$(2,549,054)

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$362,996,378	$123,699,902	$1,341,571
Exchange Traded Funds	229,269,836	—	—
Preferred Stocks	2,671,143	17,726,031	3,879,290
Asset-Backed Securities
Collateralized Loan Obligations	—	9,190,934	—
Non-Residential Mortgage-Backed Securities	—	55,512,094	1,411,259
Residential Mortgage-Backed Securities	—	12,734,525	—
Bank Loans	—	32,269,462	514,200
Commercial Mortgage-Backed Securities	—	67,432,446	—
Convertible Bonds	—	5,127,199	—
Corporate Bonds	—	460,252,114	3,642,465
Foreign Government Bonds	—	12,424,690	—
Municipal Bonds	—	4,122,720	—
Residential Mortgage-Backed Securities	—	5,189,928	—
U.S. Government Agency Obligations	—	241,431,431	—
U.S. Treasury Obligations	—	93,120,621	—
Affiliated Money Market Mutual Fund	865,559,404	—	—
Options Purchased	24,703	61,800	—
Short Sales – U.S. Government Agency Obligations	—	(25,541,624)	—
Options Written	(11,141)	(68,908)	—
Other Financial Instruments*
Futures	6,337,116	—	—
Foreign Forward Currency Contracts	—	1,947,165	—
Over-the-counter interest rate swaps	—	1,427	—
Exchange-traded interest rate swaps	—	(752,291)	—
Over-the-counter credit default swaps	—	55,581	—
Exchange-traded credit default swaps	—	1,887	—
Total Return Swaps	—	(2,549,054)	—

Total	$1,466,847,439	$1,113,390,080	$10,788,785

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange- traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (7.6% represents investments purchased with collateral from securities on loan)	37.2%
U.S. Government Agency Obligations	10.4
Exchange Traded Funds	9.9
Banks	4.6
Oil, Gas & Consumable Fuels	4.0
U.S. Treasury Obligations	4.0
Commercial Mortgage-Backed Securities	2.9
Pharmaceuticals	2.6
Media	2.5
Non-Residential Mortgage-Backed Securities	2.4
Health Care Providers & Services	1.8
Insurance	1.7
Hotels, Restaurants & Leisure	1.5
Capital Markets	1.5
Specialty Retail	1.4
Technology Hardware, Storage & Peripherals	1.4
Internet Software & Services	1.2
Diversified Telecommunication Services	1.1
Consumer Finance	1.0
Metals & Mining	0.8
Tobacco	0.8
Residential Mortgage-Backed Securities	0.8
Software	0.8
Commercial Services & Supplies	0.8
Wireless Telecommunication Services	0.7
Machinery	0.7
Diversified Financial Services	0.7
Food & Staples Retailing	0.6
Aerospace & Defense	0.6
Household Durables	0.6
Semiconductors & Semiconductor Equipment	0.5
Biotechnology	0.5
Foreign Government Bonds	0.5
Chemicals	0.5
Automobiles	0.5
Auto Components	0.5
Trading Companies & Distributors	0.4
Beverages	0.4
Communications Equipment	0.4
Electrical Equipment	0.4
Airlines	0.4
Collateralized Loan Obligations	0.4
Electric Utilities	0.4
IT Services	0.4
Road & Rail	0.4
Air Freight & Logistics	0.4
Health Care Equipment & Supplies	0.4
Energy Equipment & Services	0.4
Textiles, Apparel & Luxury Goods	0.3
Building Products	0.3
Health Care Technology	0.3
Containers & Packaging	0.3
Real Estate Investment Trusts (REITs)	0.2
Industrial Conglomerates	0.2
Paper & Forest Products	0.2
Construction & Engineering	0.2
Electronic Equipment, Instruments & Components	0.2
Food Products	0.2

Municipal Bonds	0.2%
Real Estate Management & Development	0.2
Diversified Consumer Services	0.2
Independent Power & Renewable Electricity Producers	0.1
Construction Materials	0.1
Household Products	0.1
Multiline Retail	0.1
Thrifts & Mortgage Finance	0.1
U.S. Government Agency Obligations	(1.1)

111.2
Liabilities in excess of other assets	(11.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, interest rate risk, equity risk, foreign exchange and commodity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$441,671	*	Due from/to broker — variation margin futures	$1,507,122	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	474		Due from/to broker — variation margin swaps	752,291	*
Interest rate contracts	Premiums paid for swap agreements	953		Written options outstanding, at value	31,135
Interest rate contracts	Unaffiliated investments	24,703		—	—
Foreign exchange contracts	Unaffiliated investments	61,800		Written options outstanding, at value	48,914
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	2,026,835		Unrealized depreciation on foreign currency forward contracts	79,670
Foreign exchange contracts	Due from/to broker — variation margin futures	4,881,808	*	Due from/to broker — variation margin futures	1,808,017	*
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	55,581		—	—
Credit contracts	Due from/to broker — variation margin swaps	1,887	*	—	—
Equity contracts	Due from/to broker — variation margin futures	11,122,159	*	Due from/to broker — variation margin futures	6,793,383	*
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	6,068,740		Unrealized depreciation on over-the-counter swap agreements	8,617,794

Total		$24,686,611			$19,638,326

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-trade swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$(195,836)	$1,488,330	$43,725	$(152,453)	$—	$1,183,766
Foreign exchange contracts	—	(12,345)	5,476,491	29,701	—	2,103,329	7,597,176
Credit contracts	—	—	—	—	(1,073,833)	—	(1,073,833)
Equity contracts	(295,791)	—	54,417,678	—	(1,735,500)	—	52,386,387

Total	$(295,791)	$(208,181)	$61,382,499	$73,426	$(2,961,786)	$2,103,329	$60,093,496

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$(16,236)	$122,525	$24,504	$(3,270,380)	$—	$(3,139,587)
Foreign exchange contracts	—	31,026	3,743,166	(22,003)	—	2,726,284	6,478,473
Credit contracts	—	—	—	—	656,669	—	656,669
Equity contracts	141,445	—	(14,684,000)	—	(5,153,044)	—	(19,695,599)
Commodity contracts	—	—	(226,875)	—	—	—	(226,875)

Total	$141,445	$14,790	$(11,045,184)	$2,501	$(7,766,755)	$2,726,284	$(15,926,919)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Cross currency exchange contracts(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Written Options(5)	Interest Rate Swap Agree- ments(5)	Credit Default Swap Agree- ments Buy Prote- ction(5)	Credit Default Swap Agree- ments Sell Prote- ction(5)	Total Return Swap Agree- ments(5)
$77,502	$872,946,658	$413,502,465	$418,721	$2,993,109	$46,764,514	$83,272	$74,853,730	$7,996,615	$9,961,447	$20,016,104

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$1,168,066	$(61,272)	$(2,524,382)	$—
Barclays Capital Group	450,149	—	—	450,149
BNP Paribas	109,604	(7,414)	—	102,190
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	4,982,391	(38,144)	(7,900,000)	—
Goldman Sachs & Co.	—	—	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	1,419,516	(1,419,516)	—	—
RBC Dominion Securities	21,406	—	—	21,406
Societe Generale	—	—	—	—
Standard Chartered PLC	—	—	—	—
State Street Bank	—	—	—	—
Toronto Dominion	12,348	—	—	12,348
UBS AG	50,903	(30,501)	—	20,402

	$8,214,383

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(61,272)	$61,272	$—	$—
Barclays Capital Group	—	—	—	—
BNP Paribas	(7,414)	7,414	—	—
Citigroup Global Markets	(1,167,045)	—	935,882	(231,163)
Credit Suisse First Boston Corp.	(4,099)	—	—	(4,099)
Deutsche Bank AG	(38,144)	38,144	—	—
Goldman Sachs & Co.	(5,060)	—	—	(5,060)
Hong Kong & Shanghai Bank	(1,152)	—	—	(1,152)
JPMorgan Chase	(7,416,564)	1,419,516	5,523,228	(473,820)
RBC Dominion Securities	—	—	—	—
Societe Generale	(5,954)	—	—	(5,954)
Standard Chartered PLC	(4,258)	—	—	(4,258)
State Street Bank	(24,909)	—	—	(24,909)
Toronto Dominion	—	—	—	—
UBS AG	(30,501)	30,501	—	—

	$(8,766,372)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $172,189,825:
Unaffiliated investments (cost $1,683,641,347)	$1,746,046,742
Affiliated investments (cost $865,559,404)	865,559,404
Cash	1,375,587
Deposit with broker	41,038,412
Receivable for investments sold	69,660,295
Dividends and interest receivable	8,888,274
Unrealized appreciation on over-the-counter swap agreements	6,124,795
Unrealized appreciation on foreign currency forward contracts	2,026,835
Tax reclaim receivable	655,100
Receivable for fund share sold	156,449
Premiums paid for swap agreements	953
Prepaid expenses	18,376

Total Assets	2,741,551,222

LIABILITIES:
Payable for investments purchased	188,100,770
Payable to broker for collateral for securities on loan	177,416,362
Securities sold short, at value (proceeds received $25,418,488)	25,541,624
Due to broker	9,500,000
Unrealized depreciation on over-the-counter swap agreements	8,617,794
Payable to custodian	2,561,955
Due to broker-variation margin futures	1,931,649
Advisory fees payable	921,379
Payable for fund share repurchased	481,132
Accrued expenses and other liabilities	296,599
Written options outstanding, at value (premiums received $87,647)	80,049
Unrealized depreciation on foreign currency forward contracts	79,670
Interest payable on securities sold short	42,493
Distribution fee payable	38,598
Due to broker-variation margin swaps	26,682
Affiliated transfer agent fee payable	361
Deferred trustees’ fees	275

Total Liabilities	415,637,392

NET ASSETS	$2,325,913,830

Net assets were comprised of:
Paid-in capital	$1,931,971,360
Retained earnings	393,942,470

Net assets, December 31, 2014	$2,325,913,830

Net asset value and redemption price per share $2,325,913,830 / 193,803,147 outstanding shares of beneficial interest	$12.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$33,920,054
Unaffiliated dividend income (net of $354,267 foreign withholding tax)	13,159,624
Affiliated dividend income	994,129
Affiliated income from securities lending, net	320,069

48,393,876

EXPENSES
Advisory fees	22,076,635
Distribution fee	2,283,504
Custodian and accounting fees	643,000
Interest expense	115,850
Audit fee	63,000
Trustees’ fees	28,000
Insurance expenses	28,000
Shareholders’ reports	18,000
Legal fees and expenses	16,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense	159
Miscellaneous	22,864

Total expenses	25,309,012

NET INVESTMENT INCOME	23,084,864

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	74,358,441
Futures transactions	61,382,499
Options written transactions	73,426
Short sales transactions	(1,567,795)
Swap agreements transactions	(2,961,786)
Foreign currency transactions	3,762,393

135,047,178

Net change in unrealized appreciation (depreciation) on:
Investments	(34,177,511)
Futures	(11,045,184)
Options written	2,501
Short sales	(162,110)
Swap agreements	(7,766,755)
Foreign currencies	2,052,251

(51,096,808)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	83,950,370

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,035,234

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$23,084,864	$19,981,155
Net realized gain on investment and foreign currency transactions	135,047,178	123,685,529
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(51,096,808)	64,895,790

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	107,035,234	208,562,474

FUND SHARE TRANSACTIONS:
Fund share sold [7,853,129 and 28,814,280 shares, respectively]	92,715,890	309,509,684
Fund share repurchased [6,931,357 and 7,683,730 shares, respectively]	(81,573,897)	(83,174,400)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	11,141,993	226,335,284

TOTAL INCREASE IN NET ASSETS	118,177,227	434,897,758
NET ASSETS:
Beginning of year	2,207,736,603	1,772,838,845

End of year	$2,325,913,830	$2,207,736,603

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.5%

AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AQR Emerging Markets Equity Portfolio*	15,562	$154,374
AST AQR Large-Cap Portfolio*	463,522	6,174,110
AST Boston Partners Large-Cap Value Portfolio*	64,771	1,182,711
AST ClearBridge Dividend Growth Portfolio*	232,228	3,121,143
AST Goldman Sachs Large-Cap Value Portfolio*	59,142	1,574,372
AST Goldman Sachs Mid-Cap Growth Portfolio*	15,000	116,099
AST Goldman Sachs Strategic Income Portfolio*	1,507,623	14,729,476
AST Herndon Large Cap Value Portfolio*	86,259	1,123,957
AST High Yield Portfolio*	714,134	6,013,011
AST International Growth Portfolio*	280,194	3,737,794
AST International Value Portfolio*	215,486	3,689,121
AST Jennison Large-Cap Growth Portfolio*	52,449	1,099,857
AST Large-Cap Value Portfolio*	52,515	1,186,317
AST Loomis Sayles Large-Cap Growth Portfolio*	91,557	2,954,536
AST Lord Abbett Core Fixed Income Portfolio*	2,346,493	28,110,987
AST MFS Growth Portfolio*	132,874	2,204,377
AST MFS Large-Cap Value Portfolio*	77,945	1,185,546
AST Mid-Cap Value Portfolio*	6,134	125,313
AST Money Market Portfolio*	4,772,315	4,772,315
AST Neuberger Berman Core Bond Portfolio*	1,382,204	14,955,445
AST Neuberger Berman Mid-Cap Growth Portfolio*	3,339	116,678
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	4,548	125,060
AST Parametric Emerging Markets Equity Portfolio*	15,344	131,188
AST PIMCO Limited Maturity Bond Portfolio*	551,710	5,704,684
AST Prudential Core Bond Portfolio*	6,676,304	74,774,599

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST QMA Emerging Markets Equity Portfolio*	10,128	$96,220
AST QMA Large-Cap Portfolio*	451,034	6,138,573
AST Small-Cap Growth Opportunities Portfolio*	36,138	514,239
AST Small-Cap Growth Portfolio*	24,708	785,729
AST Small-Cap Value Portfolio*	65,575	1,415,111
AST T. Rowe Price Equity Income Portfolio*	118,174	1,564,620
AST T. Rowe Price Large-Cap Growth Portfolio*	49,432	1,103,818
AST T. Rowe Price Natural Resources Portfolio*	2,807	58,474
AST Western Asset Core Plus Bond Portfolio*	4,780,047	54,157,933
AST Western Asset Emerging Markets Debt Portfolio*	898,865	8,745,955

TOTAL LONG-TERM INVESTMENTS (cost $246,716,349)(w)		253,643,742

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,264,908)(w)(Note 4)	1,264,908	1,264,908

TOTAL INVESTMENTS — 100.0% (cost $247,981,257)		254,908,650
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(43,976)

NET ASSETS — 100.0%		$254,864,674

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$254,908,650	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Investment Type

Core Bonds	75.5%
Large/Mid-Cap Growth	8.4
Emerging Markets	3.6
Large/Mid-Cap Value	2.5
Money Market	2.4

High Yield	2.4%
International Growth	1.5
International Value	1.4
Large/Mid-Cap Blend	1.2
Small-Cap Value	0.6
Small-Cap Growth	0.5

100.0
Liabilities in excess of other assets	— *

100.0%

*	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Affiliated investments (cost $247,981,257)	$254,908,650
Receivable for fund share sold	1,005,952
Dividends receivable	183
Prepaid expenses	470

Total Assets	255,915,255

LIABILITIES:
Payable for fund share repurchased	817,770
Payable for investments purchased	183,496
Accrued expenses and other liabilities	38,101
Advisory fees payable	10,853
Affiliated transfer agent fee payable	361

Total Liabilities	1,050,581

NET ASSETS	$254,864,674

Net assets were comprised of:
Paid-in capital	$243,487,849
Retained earnings	11,376,825

Net assets, December 31, 2014	$254,864,674

Net asset value and redemption price per share, $254,864,674 / 24,731,141 outstanding shares of beneficial interest	$10.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Affiliated dividend income	$1,508

EXPENSES
Advisory fees	293,989
Custodian and accounting fees	42,000
Audit fee	28,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	1,000
Loan interest expense	90
Miscellaneous	6,223

Total expenses	408,302

NET INVESTMENT LOSS	(406,794)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions (including affiliated $4,820,475)	4,820,475
Net change in unrealized appreciation (depreciation) on investments (including affiliated $4,660,921)	4,660,921

NET GAIN ON INVESTMENTS	9,481,396

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,074,602

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	April 29, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(406,794)	$(176,267)
Net realized gain on investment transactions	4,820,475	212,018
Net change in unrealized appreciation (depreciation) on investments	4,660,921	2,266,472

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,074,602	2,302,223

FUND SHARE TRANSACTIONS:
Fund share sold [18,750,980 and 15,798,530 shares, respectively]	189,794,660	152,314,405
Fund share repurchased [7,205,038 and 2,613,331 shares, respectively]	(73,275,065)	(25,346,151)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	116,519,595	126,968,254

TOTAL INCREASE IN NET ASSETS	125,594,197	129,270,477
NET ASSETS:
Beginning of period	129,270,477	—

End of period	$254,864,674	$129,270,477

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 92.7%
COMMON STOCKS — 59.7%	Shares	Value (Note 2)
Aerospace & Defense — 1.4%
BAE Systems PLC (United Kingdom)	350,000	$2,559,624
Boeing Co. (The)	71,214	9,256,396
Curtiss-Wright Corp.	18,170	1,282,620
Engility Holdings, Inc.*	26,100	1,117,080
Finmeccanica SpA (Italy)*	567,500	5,274,828
General Dynamics Corp.	52,084	7,167,800
Huntington Ingalls Industries, Inc.	44,076	4,956,787
Lockheed Martin Corp.	66,528	12,811,297
Meggitt PLC (United Kingdom)	341,230	2,744,944
Rolls-Royce Holdings PLC (United Kingdom)*	254,553	3,419,631
Safran SA (France)	76,250	4,704,252
Senior PLC (United Kingdom)	99,700	467,101
Teledyne Technologies, Inc.*	18,600	1,910,964
Triumph Group, Inc.	11,510	773,702
United Technologies Corp.	84,930	9,766,950

		68,213,976

Air Freight & Logistics
Air Transport Services Group, Inc.*	122,090	1,045,090
Hub Group, Inc. (Class A Stock)*	25,370	966,090

		2,011,180

Airlines — 0.5%
Delta Air Lines, Inc.	207,718	10,217,648
International Consolidated Airlines Group SA (United Kingdom)*	498,023	3,709,915
JetBlue Airways Corp.*(a)	56,320	893,235
Southwest Airlines Co.	219,309	9,281,157

		24,101,955

Auto Components — 0.6%
Bridgestone Corp. (Japan)	90,800	3,149,121
Continental AG (Germany)	25,496	5,377,702
Cooper Tire & Rubber Co.	47,030	1,629,589
Delphi Automotive PLC (United Kingdom)	90,580	6,586,978
Denso Corp. (Japan)	54,600	2,544,788
ElringKlinger AG (Germany)	21,300	736,462
Exedy Corp. (Japan)	32,000	770,397
Gentherm, Inc.*	21,310	780,372
Motorcar Parts of America, Inc.*	39,540	1,229,299
NHK Spring Co. Ltd. (Japan)	92,500	804,876
Tenneco, Inc.*	125,160	7,085,307

		30,694,891

Automobiles — 0.8%
Bayerische Motoren Werke AG (Germany)	15,654	1,689,357
Daimler AG (Germany)	61,720	5,126,109
Fuji Heavy Industries Ltd. (Japan)	45,100	1,595,908
Great Wall Motor Co. Ltd. (China) (Class H Stock)	106,000	599,586
Hyundai Motor Co. (South Korea)	2,217	338,660
Mazda Motor Corp. (Japan)	128,200	3,078,797
Renault SA (France)	46,751	3,405,178
Suzuki Motor Corp. (Japan)	110,200	3,302,402
Toyota Motor Corp. (Japan)	283,800	17,685,677
Yamaha Motor Co. Ltd. (Japan)	126,600	2,532,924

		39,354,598

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks — 4.7%
Australia & New Zealand Banking Group Ltd. (Australia)	452,000	$11,761,021
Axis Bank Ltd. (India), GDR, RegS	6,036	240,206
Banca Popolare dell’Emilia Romagna SC (Italy)*	85,800	562,504
Banco de Chile (Chile)	1,330,000	154,104
Banco Santander Chile (Chile)	1,836,972	91,803
BanColombia SA (Colombia), ADR	6,100	292,068
Bank Handlowy w Warszawie SA (Poland)	14,000	420,691
Bank Hapoalim BM (Israel)	136,187	640,369
Bank of America Corp.	944,895	16,904,172
Bank of China Ltd. (China) (Class H Stock)	902,000	506,265
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,083,600	1,018,563
Banque Cantonale Vaudoise (Switzerland)	1,550	837,402
Barclays Africa Group Ltd. (South Africa)	22,000	344,012
Barclays PLC (United Kingdom)	962,191	3,617,202
Blue Hills Bancorp, Inc.*	75,700	1,028,006
BNP Paribas SA (France)	91,989	5,430,500
BOC Hong Kong Holdings Ltd. (Hong Kong)	1,108,500	3,693,678
Boston Private Financial Holdings, Inc.	145,260	1,956,652
CaixaBank SA (Spain)	852,468	4,466,826
China Construction Bank Corp. (China) (Class H Stock)	898,000	733,471
Citigroup, Inc.	283,161	15,321,842
Commonwealth Bank of Australia (Australia)	77,099	5,356,744
Dah Sing Financial Holdings Ltd. (Hong Kong)	156,400	908,469
Danske Bank A/S (Denmark)	156,416	4,228,841
DBS Group Holdings Ltd. (Singapore)	202,000	3,127,228
East West Bancorp, Inc.	20,330	786,974
First Citizens BancShares, Inc. (Class A Stock)	4,570	1,155,250
FirstMerit Corp.	127,690	2,412,064
Hang Seng Bank Ltd. (Hong Kong)	234,700	3,900,824
Hanmi Financial Corp.	80,740	1,760,939
HDFC Bank Ltd. (India), ADR	6,900	350,175
HSBC Holdings PLC (United Kingdom)	527,800	4,987,592
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	785,000	573,201
ING Groep NV (Netherlands), CVA*	496,400	6,413,338
Intesa Sanpaolo SpA (Italy)	2,413,806	7,002,234
Investors Bancorp, Inc.	176,553	1,981,807
JPMorgan Chase & Co.	247,565	15,492,618
Jyske Bank A/S (Denmark)*	14,500	732,923
Kasikornbank PCL (Thailand)	104,600	724,069
KB Financial Group, Inc. (South Korea)*	4,100	134,046
KBC Groep NV (Belgium)*	60,733	3,389,520
Komercni banka as (Czech Republic)	1,800	370,442
Liberbank SA (Spain)*	564,400	458,443
Lloyds Banking Group PLC (United Kingdom)*	9,666,790	11,370,682
M&T Bank Corp.(a)	33,240	4,175,609
Malayan Banking Bhd (Malaysia)	100,000	261,882
Metropolitan Bank & Trust Co. (Philippines)	76,400	140,867
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,965,900	10,801,106
Mizrahi Tefahot Bank Ltd. (Israel)*	94,301	986,898
Nordea Bank AB (Sweden)	677,820	7,846,299
Opus Bank*	33,580	952,665

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Oversea-Chinese Banking Corp. Ltd. (Singapore)	758,000	$5,963,926
Sberbank of Russia (Russia)*	213,846	187,625
Seven Bank Ltd. (Japan)	565,000	2,371,582
Societe Generale SA (France)	121,555	5,087,112
SpareBank 1 SR-Bank ASA (Norway)	66,800	470,549
Standard Bank Group Ltd. (South Africa)	13,800	170,082
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	711,000	2,723,335
Suruga Bank Ltd. (Japan)	54,700	1,005,221
Svenska Handelsbanken AB (Sweden) (Class A Stock)	67,800	3,172,218
Swedbank AB (Sweden) (Class A Stock)	141,600	3,513,228
Synovus Financial Corp.	59,581	1,614,049
TCF Financial Corp.	116,000	1,843,240
Turkiye Halk Bankasi A/S (Turkey)	61,000	361,339
U.S. Bancorp	94,300	4,238,785
Unione di Banche Italiane ScpA (Italy)	293,674	2,100,439
United Overseas Bank Ltd. (Singapore)	350,000	6,458,919
Wells Fargo & Co.	256,174	14,043,459
Western Alliance Bancorp*	46,680	1,297,704
Yadkin Financial Corp.*	27,326	536,956

		229,964,874

Beverages — 1.5%
AMBEV SA (Brazil)	48,000	295,237
Anheuser-Busch InBev NV (Belgium)	115,200	12,964,799
Asahi Group Holdings Ltd. (Japan)	79,000	2,444,049
Britvic PLC (United Kingdom)	117,164	1,225,369
Coca-Cola Bottling Co. Consolidated	6,500	572,195
Coca-Cola Co. (The)	96,860	4,089,429
Coca-Cola Enterprises, Inc.	116,599	5,156,008
Cott Corp. (Canada)	87,300	601,888
Diageo PLC (United Kingdom)	426,953	12,230,979
Dr. Pepper Snapple Group, Inc.	127,910	9,168,589
Fomento Economico Mexicano SAB de CV (Mexico)*	36,000	319,355
Monster Beverage Corp.*	74,520	8,074,242
PepsiCo, Inc.	92,053	8,704,532
SABMiller PLC (United Kingdom)	114,900	5,989,883
Suntory Beverage & Food Ltd. (Japan)	113,600	3,924,799

		75,761,353

Biotechnology — 0.6%
Ablynx NV (Belgium)*	41,700	454,044
BioMarin Pharmaceutical, Inc.*	32,968	2,980,307
Celldex Therapeutics, Inc.*(a)	42,780	780,735
CSL Ltd. (Australia)	45,994	3,230,882
Cytokinetics, Inc.*	122,890	984,349
Gilead Sciences, Inc.*	169,942	16,018,733
Idera Pharmaceuticals, Inc.*(a)	180,880	797,681
Medivation, Inc.*	11,210	1,116,628
Medy-Tox, Inc. (South Korea)	2,715	784,735
Neurocrine Biosciences, Inc.*	52,295	1,168,270
NewLink Genetics Corp.*(a)	25,140	999,315
Swedish Orphan Biovitrum AB (Sweden)*	94,200	957,672
Synageva Biopharma Corp.*	13,850	1,285,142
uniQure BV (Netherlands)*	18,100	268,061

		31,826,554

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products — 0.2%
American Woodmark Corp.*	32,080	$1,297,315
Builders FirstSource, Inc.*	93,066	639,363
Cie de Saint-Gobain (France)	116,565	4,937,805
NCI Building Systems, Inc.*	39,110	724,317
Wienerberger AG (Austria)	41,100	565,269

		8,164,069

Capital Markets — 1.3%
Affiliated Managers Group, Inc.*	26,707	5,668,294
Artisan Partners Asset Management, Inc. (Class A Stock)	28,200	1,424,946
Ashmore Group PLC (United Kingdom)(a)	178,124	771,390
E*Trade Financial Corp.*	79,950	1,939,187
FXCM, Inc. (Class A Stock)	84,720	1,403,810
GAM Holding AG (Switzerland)*	49,309	886,477
GCA Savvian Corp. (Japan)	99,200	945,177
HFF, Inc. (Class A Stock)	36,680	1,317,546
Invesco Ltd.	138,690	5,481,029
Investment Technology Group, Inc.*	33,598	699,510
Lazard Ltd. (Class A Stock)	90,829	4,544,175
Macquarie Group Ltd. (Australia)	106,543	5,024,233
Morgan Stanley	213,664	8,290,163
National Holdings Corp.*	958,960	431,436
Nomura Holdings, Inc. (Japan)	425,900	2,410,183
Om Asset Management PLC (United Kingdom)*	43,000	698,320
Partners Group Holding AG (Switzerland)	4,130	1,201,571
Raymond James Financial, Inc.	88,740	5,083,915
Schroders PLC (United Kingdom)	60,148	2,499,893
UBS Group AG (Switzerland)*	575,914	9,899,789
Virtus Investment Partners, Inc.	6,610	1,126,939
Vontobel Holding AG (Switzerland)	27,011	1,015,031

		62,763,014

Chemicals — 1.2%
Air Liquide SA (France)	33,500	4,145,291
Arkema SA (France)	16,500	1,091,260
Ashland, Inc.	17,710	2,120,950
Eastman Chemical Co.	46,493	3,526,959
Elementis PLC (United Kingdom)	160,706	651,417
Ferro Corp.*	110,270	1,429,099
Incitec Pivot Ltd. (Australia)	266,836	690,229
Israel Corp. Ltd. (The) (Israel)*	1,361	644,165
JSR Corp. (Japan)	82,100	1,409,188
K+S AG (Germany)	104,009	2,870,153
Koninklijke DSM NV (Netherlands)	66,400	4,049,945
Kuraray Co. Ltd. (Japan)	161,300	1,832,657
LG Chem Ltd. (South Korea)*	3,287	537,498
LyondellBasell Industries NV (Class A Stock)	101,067	8,023,709
Methanex Corp. (Canada)	27,100	1,244,902
Monsanto Co.	49,788	5,948,172
Nihon Parkerizing Co. Ltd. (Japan)	43,700	997,017
Nippon Shokubai Co. Ltd. (Japan)	73,000	956,300
Nufarm Ltd. (Australia)	326,814	1,256,752
Sherwin-Williams Co. (The)	16,454	4,328,060
Shin-Etsu Chemical Co. Ltd. (Japan)	15,400	1,002,536
Sumitomo Chemical Co. Ltd (Japan)	320,000	1,259,752
Syngenta AG (Switzerland)	18,048	5,805,277
Tokyo Ohka Kogyo Co. Ltd. (Japan)	30,300	927,044

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Tronox Ltd. (Class A Stock)	40,800	$974,304
Yara International ASA (Norway)	64,464	2,870,737

		60,593,373

Commercial Services & Supplies — 0.5%
Aeon Delight Co. Ltd. (Japan)	36,500	850,424
Babcock International Group PLC (United Kingdom)	76,853	1,259,029
InnerWorkings, Inc.*	92,930	723,925
KAR Auction Services, Inc.	16,060	556,479
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)*	3,366	243,958
MSA Safety, Inc.	17,880	949,249
Multi-Color Corp.	60,540	3,355,127
Park24 Co. Ltd. (Japan)	282,000	4,151,424
Progressive Waste Solutions Ltd. (Canada)	13,700	411,896
Prosegur Cia de Seguridad SA (Spain)	94,900	540,673
Regus PLC (United Kingdom)	399,740	1,290,641
Sato Holdings Corp. (Japan)	43,700	993,354
Shanks Group PLC (United Kingdom)	320,860	494,909
Stericycle, Inc.*	38,675	5,069,519
Team, Inc.*	23,630	956,070
West Corp.	30,700	1,013,100

		22,859,777

Communications Equipment — 0.5%
Aruba Networks, Inc.*	56,650	1,029,897
BYD Electronic International Co. Ltd. (China)	130,500	125,344
Nokia OYJ (Finland)	502,147	3,971,395
QUALCOMM, Inc.	278,524	20,702,689
Riverbed Technology, Inc.*	34,000	693,940

		26,523,265

Construction & Engineering — 0.1%
Balfour Beatty PLC (United Kingdom)	161,600	533,965
Chiyoda Corp. (Japan)	123,000	1,019,054
EMCOR Group, Inc.	41,950	1,866,355
Furmanite Corp.*	160,696	1,256,643
Gamuda Bhd (Malaysia)	328,500	471,548
Monadelphous Group Ltd. (Australia)(a)	29,360	223,293
Promotora y Operadora de Infraestructura SAB de CV (Mexico)*	12,000	144,281
Taisei Corp. (Japan)	294,000	1,667,572

		7,182,711

Construction Materials — 0.2%
Adelaide Brighton Ltd. (Australia)	198,207	574,317
CRH PLC (Ireland)	115,800	2,784,473
James Hardie Industries PLC (Ireland)	446,795	4,769,651
Martin Marietta Materials, Inc.	6,170	680,674
U.S. Concrete, Inc.*	21,590	614,236

		9,423,351

Consumer Finance — 0.1%
Acom Co. Ltd. (Japan)*	276,800	845,029
AEON Financial Service Co. Ltd. (Japan)	27,600	545,125
Capital One Financial Corp.	64,429	5,318,614
Regional Management Corp.*	34,970	552,876

		7,261,644

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging — 0.3%
Ball Corp.	155,991	$10,633,906
Berry Plastics Group, Inc.*	58,010	1,830,215
FP Corp. (Japan)	17,500	560,960
Graphic Packaging Holding Co.*	112,050	1,526,121
Nampak Ltd. (South Africa)	87,000	327,007
Rock-Tenn Co. (Class A Stock)	23,620	1,440,348

		16,318,557

Distributors
Core-Mark Holding Co., Inc.	21,920	1,357,506

Diversified Consumer Services — 0.2%
Benesse Holdings, Inc. (Japan)	96,900	2,875,308
Carriage Services, Inc.	43,080	902,526
G8 Education Ltd. (Australia)	140,470	474,544
Houghton Mifflin Harcourt Co.*	60,600	1,255,026
Kroton Educacional SA (Brazil)	82,100	478,726
Service Corp. International	68,330	1,551,091
ServiceMaster Global Holdings, Inc.*	45,700	1,223,389
TAL Education Group (China), ADR*	6,700	188,203

		8,948,813

Diversified Financial Services — 1.0%
African Bank Investments Ltd. (South Africa)*	219,400	—
Berkshire Hathaway, Inc. (Class B Stock)*	162,169	24,349,675
Bolsa Mexicana de Valores SAB de CV (Mexico)	120,000	217,328
Challenger Ltd. (Australia)	189,281	999,884
Far East Horizon Ltd. (China)	159,000	156,277
Fubon Financial Holding Co. Ltd. (Taiwan)	303,000	482,294
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	83,800	1,850,030
IG Group Holdings PLC (United Kingdom)	66,946	748,093
Interactive Brokers Group, Inc. (Class A Stock)	72,500	2,114,100
Japan Exchange Group, Inc. (Japan)	63,200	1,473,267
London Stock Exchange Group PLC (United Kingdom)	97,908	3,368,925
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	301,400	1,417,433
Moody’s Corp.	58,490	5,603,927
NASDAQ OMX Group, Inc. (The)	22,780	1,092,529
ORIX Corp. (Japan)	359,200	4,519,741
Ricoh Leasing Co. Ltd. (Japan)	38,600	995,446

		49,388,949

Diversified Telecommunication Services — 1.7%
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	3,000,022	5,321,488
BT Group PLC (United Kingdom)	819,035	5,094,460
Cogent Communications Holdings, Inc.	28,630	1,013,216
Deutsche Telekom AG (Germany)	401,308	6,421,081
FairPoint Communications, Inc.*(a)	59,621	847,214
HKT Trust and HKT Ltd. (Hong Kong)	6,468,000	8,424,210
Iliad SA (France)	10,505	2,525,797
Inmarsat PLC (United Kingdom)	334,082	4,142,447
Koninklijke KPN NV (Netherlands)	923,793	2,916,745
Orange SA (France)	321,400	5,465,972
PCCW Ltd. (Hong Kong)	9,846,000	6,704,051

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Singapore Telecommunications Ltd. (Singapore)	1,355,000	$3,977,338
Swisscom AG (Switzerland)	6,994	3,670,015
Telecom Italia SpA (Italy)*(a)	2,796,126	2,982,040
Telkom SA SOC Ltd. (South Africa)*	101,619	610,765
Telstra Corp. Ltd. (Australia)	2,258,461	10,964,439
Verizon Communications, Inc.	310,343	14,517,846

		85,599,124

Electric Utilities — 1.6%
American Electric Power Co., Inc.	235,240	14,283,772
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	581,000	4,272,539
Duke Energy Corp.	58,070	4,851,168
Edison International	257,120	16,836,218
Exelon Corp.	123,900	4,594,212
Fortum OYJ (Finland)	62,119	1,348,703
Iberdrola SA (Spain)	716,391	4,829,021
NextEra Energy, Inc.	9,380	997,000
Northeast Utilities	55,370	2,963,402
Pinnacle West Capital Corp.	72,860	4,977,067
Portland General Electric Co.	38,120	1,442,080
Power Assets Holdings Ltd. (Hong Kong)	484,500	4,684,152
PPL Corp.	116,150	4,219,730
Red Electrica Corp. SA (Spain)	22,940	2,022,199
Spark Infrastructure Group (Australia)	894,056	1,548,640
Tohoku Electric Power Co., Inc. (Japan)	110,000	1,280,013
Xcel Energy, Inc.	135,547	4,868,848

		80,018,764

Electrical Equipment — 0.6%
EnerSys	29,640	1,829,381
Generac Holdings, Inc.*(a)	41,750	1,952,230
Legrand SA (France)	67,600	3,546,180
LS Industrial Systems Co. Ltd. (South Korea)*	11,065	600,879
Mitsubishi Electric Corp. (Japan)	509,000	6,045,932
Nidec Corp. (Japan)	44,600	2,880,520
OSRAM Licht AG (Germany)*	109,174	4,286,173
PKC Group OYJ (Finland)	49,000	1,052,305
Preformed Line Products Co.	10,080	550,670
Prysmian SpA (Italy)	26,200	477,464
Vestas Wind Systems A/S (Denmark)*	109,400	3,973,050

		27,194,784

Electronic Equipment, Instruments & Components — 0.7%
Arrow Electronics, Inc.*	66,451	3,846,848
Azbil Corp. (Japan)	25,400	585,173
CDW Corp.	44,690	1,571,747
Hitachi Ltd. (Japan)	706,000	5,210,821
Hon Hai Precision Industry Co. Ltd. (Taiwan)	164,000	452,888
Hoya Corp. (Japan)	208,500	7,052,478
Ingenico (France)	7,036	741,163
Ingram Micro, Inc. (Class A Stock)*	97,500	2,694,900
Keyence Corp. (Japan)	4,400	1,960,617
Kudelski SA (Switzerland)*	77,764	942,619
Murata Manufacturing Co. Ltd. (Japan)	35,100	3,830,147
Omron Corp. (Japan)	65,700	2,939,122
Oxford Instruments PLC (United Kingdom)	53,547	1,054,670

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
TDK Corp. (Japan)	55,000	$3,239,250

		36,122,443

Energy Equipment & Services — 0.4%
Akastor ASA (Norway)	60,700	174,936
Aker Solutions ASA (Norway)*(a)	75,600	420,506
Baker Hughes, Inc.	48,733	2,732,459
Boustead Singapore Ltd. (Singapore)	700,000	941,557
Dril-Quip, Inc.*	10,220	784,181
Essential Energy Services Ltd. (Canada)*	226,100	266,618
Eurasia Drilling Co. Ltd. (Russia), GDR	20,300	361,340
Forum Energy Technologies, Inc.*	41,970	870,038
Halliburton Co.	192,695	7,578,694
Helix Energy Solutions Group, Inc.*	36,860	799,862
John Wood Group PLC (United Kingdom)	30,714	284,136
Pason Systems, Inc. (Canada)	23,000	433,353
RigNet, Inc.*	30,760	1,262,083
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	6,500	471,939
Trican Well Service Ltd. (Canada)	25,600	122,734
Vantage Drilling Co.*	164,500	80,408
Western Energy Services Corp. (Canada)	88,600	458,328

		18,043,172

Food & Staples Retailing — 1.5%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	174,200	7,300,566
Andersons, Inc. (The)	12,700	674,878
Carrefour SA (France)	62,524	1,902,698
Chefs’ Warehouse, Inc. (The)*	29,290	674,842
Costco Wholesale Corp.	38,680	5,482,890
CVS Health Corp.	175,786	16,929,950
George Weston Ltd. (Canada)	58,100	5,018,364
GS Retail Co. Ltd. (South Korea)*	43,172	1,003,974
Kroger Co. (The)	189,530	12,169,721
Lawson, Inc. (Japan)	56,600	3,420,232
Loblaw Cos. Ltd. (Canada)	96,900	5,185,293
Magnit OJSC (Russia)*	1,900	300,295
Natural Grocers By Vitamin Cottage, Inc.*	24,630	693,827
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	9,292	340,514
Seven & I Holdings Co. Ltd. (Japan)	154,800	5,568,364
Sprouts Farmers Market, Inc.*	12,500	424,750
Sundrug Co. Ltd. (Japan)	22,900	936,109
Sysco Corp.	105,200	4,175,388
Tesco PLC (United Kingdom)	624,695	1,821,427
Woolworths Ltd. (Australia)	72,267	1,795,807

		75,819,889

Food Products — 2.6%
Amira Nature Foods Ltd. (United Arab Emirates)*(a)	37,691	540,866
Archer-Daniels-Midland Co.	260,828	13,563,056
Bunge Ltd.	155,696	14,154,323
China Modern Dairy Holdings Ltd. (China)*	838,000	237,476
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	781	3,861,631
Dairy Crest Group PLC (United Kingdom)	97,255	753,316
Danone SA (France)	60,037	3,925,112
Darling Ingredients, Inc.*	72,190	1,310,970

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
General Mills, Inc.	77,470	$4,131,475
Hershey Co. (The)	38,680	4,020,012
Hormel Foods Corp.	58,070	3,025,447
Ingredion, Inc.	35,380	3,001,639
Inventure Foods, Inc.*	53,900	686,686
J.M. Smucker Co. (The)	38,680	3,905,906
Kellogg Co.	62,770	4,107,669
Kerry Group PLC (Ireland) (Class A Stock)*	56,200	3,882,654
Mead Johnson Nutrition Co.	41,810	4,203,577
Mondelez International, Inc. (Class A Stock)	116,150	4,219,149
Nestle SA (Switzerland)	306,353	22,333,444
Ottogi Corp. (South Korea)*	1,104	488,144
Sanderson Farms, Inc.(a)	29,690	2,494,702
Saputo, Inc. (Canada)	155,000	4,658,805
SunOpta, Inc. (Canada)*	105,100	1,245,435
Super Group Ltd. (Singapore)	452,000	389,670
Tingyi Cayman Islands Holding Corp. (China)	98,000	222,709
Toyo Suisan Kaisha Ltd. (Japan)	182,600	5,879,518
Unilever NV (United Kingdom), CVA	224,063	8,764,860
Unilever PLC (United Kingdom)	202,150	8,213,003
WhiteWave Foods Co. (The)*	21,310	745,637

		128,966,891

Gas Utilities — 0.1%
Atmos Energy Corp.	16,710	931,415
Aygaz A/S (Turkey)	51,100	214,331
South Jersey Industries, Inc.	18,890	1,113,188
Southwest Gas Corp.	11,500	710,815

		2,969,749

Health Care Equipment & Supplies — 0.7%
Abbott Laboratories	219,210	9,868,834
Becton, Dickinson and Co.	24,700	3,437,252
Haemonetics Corp.*	35,740	1,337,391
Medtronic, Inc.	60,700	4,382,540
Merit Medical Systems, Inc.*	49,110	851,076
Nagaileben Co. Ltd. (Japan)	21,000	341,423
Olympus Corp. (Japan)*	89,600	3,138,719
ResMed, Inc.(a)	76,410	4,283,545
Sartorius Stedim Biotech (France)	11,900	2,322,661
Teleflex, Inc.	12,320	1,414,582
Zimmer Holdings, Inc.	36,800	4,173,856

		35,551,879

Health Care Providers & Services — 2.1%
Addus HomeCare Corp.*	44,200	1,072,734
Air Methods Corp.*(a)	45,970	2,024,059
Amplifon SpA (Italy)	82,000	486,596
Amsurg Corp.*	28,700	1,570,751
Arseus NV (Belgium)	12,000	501,465
Bioscrip, Inc.*	76,700	536,133
Capital Senior Living Corp.*	55,400	1,380,014
Cardinal Health, Inc.	58,070	4,687,991
Catamaran Corp.*	137,943	7,138,550
CIGNA Corp.	64,120	6,598,589
Civitas Solutions, Inc.*	69,100	1,176,773
DaVita HealthCare Partners, Inc.*	53,200	4,029,368
Express Scripts Holding Co.*	77,734	6,581,738

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Fresenius Medical Care AG & Co. KGaA (Germany)	25,420	$1,897,274
Fresenius SE & Co. KGaA (Germany)	95,985	4,990,661
Hanger, Inc.*	82,910	1,815,729
HCA Holdings, Inc.*	102,880	7,550,363
Henry Schein, Inc.*	33,700	4,588,255
IPC The Hospitalist Co., Inc.*	12,100	555,269
Laboratory Corp. of America Holdings*	27,800	2,999,620
McKesson Corp.	93,189	19,344,173
MEDNAX, Inc.*	11,800	780,098
Miraca Holdings, Inc. (Japan)	150,400	6,470,042
Molina Healthcare, Inc.*	32,430	1,735,978
Netcare Ltd. (South Africa)	71,382	233,284
Omnicare, Inc.	43,210	3,151,305
PharMerica Corp.*	34,900	722,779
Providence Service Corp. (The)*	24,360	887,678
Raffles Medical Group Ltd. (Singapore)	513,398	1,505,726
Ship Healthcare Holdings, Inc. (Japan)	20,900	474,209
Surgical Care Affiliates, Inc.*(a)	28,630	963,400
Team Health Holdings, Inc.*	30,880	1,776,526
Tsukui Corp. (Japan)	54,900	467,842
US Physical Therapy, Inc.	23,670	993,193

		101,688,165

Health Care Technology
CompuGroup Medical AG (Germany)	37,200	896,815
MedAssets, Inc.*	29,100	575,016

		1,471,831

Hotels, Restaurants & Leisure — 1.2%
Bloomin’ Brands, Inc.*	36,440	902,254
Brinker International, Inc.	60,360	3,542,528
Cafe de Coral Holdings Ltd. (Hong Kong)	208,000	719,643
Carrols Restaurant Group, Inc.*	79,780	608,721
Chipotle Mexican Grill, Inc.*	6,270	4,291,878
Denny’s Corp.*	146,750	1,512,993
DineEquity, Inc.	8,000	829,120
Fiesta Restaurant Group, Inc.*	19,463	1,183,350
Flight Centre Travel Group Ltd. (Australia)	30,228	800,164
Genting Hong Kong Ltd. (Hong Kong)	1,257,000	439,950
InterContinental Hotels Group PLC (United Kingdom)	59,473	2,392,981
Interval Leisure Group, Inc.	39,040	815,546
Kuoni Reisen Holding AG (Switzerland)*	3,370	1,014,171
McDonald’s Corp.	38,680	3,624,316
McDonald’s Holdings Co. Japan Ltd. (Japan)	156,200	3,418,861
Melia Hotels International SA (Spain)(a)	125,600	1,341,693
OPAP SA (Greece)	24,900	266,837
Oriental Land Co. Ltd. (Japan)	24,000	5,534,735
Ruth’s Hospitality Group, Inc.	94,010	1,410,150
Sands China Ltd. (Hong Kong)	196,000	954,158
Sodexo (France)	25,000	2,447,113
Starbucks Corp.	58,070	4,764,644
Whitbread PLC (United Kingdom)	34,000	2,516,216
Wyndham Worldwide Corp.	67,780	5,812,813
Yum! Brands, Inc.	117,769	8,579,472

		59,724,307

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 0.5%
Barratt Developments PLC (United Kingdom)	287,500	$2,092,465
Coway Co. Ltd. (South Korea)*	4,600	350,757
De’ Longhi (Italy)	29,200	527,293
Dorel Industries, Inc. (Canada) (Class B Stock)	19,100	657,929
Ethan Allen Interiors, Inc.	34,200	1,059,174
Iida Group Holdings Co. Ltd. (Japan)	44,000	535,987
Installed Building Products, Inc.*	39,800	709,236
M/I Homes, Inc.*	39,450	905,772
Redrow PLC (United Kingdom)	154,283	705,336
Taylor Wimpey PLC (United Kingdom)	2,375,772	5,068,519
Techtronic Industries Co. Ltd. (Hong Kong)	1,558,500	4,999,801
Tupperware Brands Corp.	16,070	1,012,410
Whirlpool Corp.	22,713	4,400,417

		23,025,096

Household Products — 0.5%
Church & Dwight Co., Inc.	57,800	4,555,218
Colgate-Palmolive Co.	60,280	4,170,773
LG Household & Health Care Ltd. (South Korea)*	675	382,591
Procter & Gamble Co. (The)	89,380	8,141,624
PZ Cussons PLC (United Kingdom)	89,859	426,685
Reckitt Benckiser Group PLC (United Kingdom)	48,091	3,895,086
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	140,130	3,021,021

		24,592,998

Independent Power & Renewable Electricity Producers — 0.1%
Beijing Jingneng Clean Energy Co. Ltd. (China) (Class H Stock)	564,000	243,268
Boralex, Inc. (Canada) (Class A Stock)	73,300	810,729
Drax Group PLC (United Kingdom)	220,356	1,577,951
Huadian Fuxin Energy Corp. Ltd. (China) (Class H Stock)	510,000	238,845

		2,870,793

Industrial Conglomerates — 0.3%
Alliance Global Group, Inc. (Philippines)	1,088,300	543,644
Danaher Corp.	56,582	4,849,643
General Electric Co.	164,363	4,153,453
Hutchison Whampoa Ltd. (Hong Kong)	249,000	2,846,461
Keppel Corp. Ltd. (Singapore)	151,000	1,006,472
Toshiba Corp. (Japan)	787,000	3,319,016

		16,718,689

Insurance — 2.2%
Aflac, Inc.	103,661	6,332,651
AIA Group Ltd. (Hong Kong)	1,619,800	8,933,955
Amtrust Financial Services, Inc.(a)	63,120	3,550,500
Assicurazioni Generali SpA (Italy)	199,000	4,086,048
AXA SA (France)	291,300	6,712,454
Baloise Holding AG (Switzerland)	13,860	1,771,468
BB Seguridade Participacoes SA (Brazil)	46,000	556,527
Cathay Financial Holding Co. Ltd. (Taiwan)	534,000	789,060
Catlin Group Ltd. (United Kingdom)	62,537	651,441
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	194,400	978,029

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Direct Line Insurance Group PLC (United Kingdom)	428,500	$1,938,364
Dongbu Insurance Co. Ltd. (South Korea)*	4,500	224,720
Employers Holdings, Inc.	55,250	1,298,927
Euler Hermes Group (France)	9,400	973,383
Everest Re Group Ltd.	17,007	2,896,292
Fidelity & Guaranty Life	30,210	733,197
Hilltop Holdings, Inc.*	41,970	837,301
Intact Financial Corp. (Canada)	58,100	4,193,222
Lancashire Holdings Ltd. (United Kingdom)	55,689	486,064
MetLife, Inc.	230,132	12,447,840
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	282,000	544,182
Prudential PLC (United Kingdom)	287,524	6,647,419
Reinsurance Group of America, Inc.	98,610	8,640,209
Sampo OYJ (Finland) (Class A Stock)	79,300	3,712,392
SCOR SE (France)	13,500	409,056
Sony Financial Holdings, Inc. (Japan)	138,900	2,045,319
St James’s Place PLC (United Kingdom)	397,591	5,013,192
StanCorp Financial Group, Inc.	17,810	1,244,207
Suncorp Group Ltd. (Australia)	249,790	2,853,549
Third Point Reinsurance Ltd.*	80,500	1,166,445
Tokio Marine Holdings, Inc. (Japan)	85,900	2,789,834
Travelers Cos., Inc. (The)	47,885	5,068,627
Zurich Insurance Group AG (Switzerland)*	28,266	8,833,192

		109,359,066

Internet & Catalog Retail — 0.1%
ASOS PLC (United Kingdom)*	6,100	242,523
Cj O Shopping Co. Ltd. (South Korea)*	1,775	418,458
Rakuten, Inc. (Japan)	148,400	2,063,623
Vipshop Holdings Ltd. (China), ADS*	7,200	140,688

		2,865,292

Internet Software & Services — 0.9%
Alibaba Group Holding Ltd. (China), ADR*	2,900	301,426
Baidu, Inc. (China), ADR*	1,000	227,970
Bankrate, Inc.*(a)	55,740	692,848
Criteo SA (France), ADR*	21,588	872,587
Endurance International Group Holdings, Inc.*	55,540	1,023,602
Facebook, Inc. (Class A Stock)*	101,730	7,936,975
GMO internet, Inc. (Japan)	65,900	559,588
Gogo, Inc.*(a)	58,400	965,352
Google, Inc. (Class A Stock)*	22,661	12,025,286
Google, Inc. (Class C Stock)*	22,671	11,934,014
HomeAway, Inc.*	23,420	697,448
Internet Initiative Japan, Inc. (Japan)	21,400	435,287
IntraLinks Holdings, Inc.*	114,470	1,362,193
NAVER Corp. (South Korea)*	597	382,340
Points International Ltd. (Canada)*(a)	33,500	428,465
Rocket Internet AG (Germany)*	26,363	1,639,373
Tencent Holdings Ltd. (China)	84,900	1,228,412
United Internet AG (Germany)	28,730	1,294,143

		44,007,309

IT Services — 1.4%
Accenture PLC (Class A Stock)	47,300	4,224,363
Alten SA (France)	21,200	903,977

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Amadeus IT Holding SA (Spain) (Class A Stock)	165,502	$6,591,520
AtoS (France)	41,184	3,272,302
Cielo SA (Brazil)	16,800	263,357
EVERTEC, Inc. (Puerto Rico)	53,200	1,177,316
Fidelity National Information Services, Inc.	69,200	4,304,240
Fujitsu Ltd. (Japan)	489,000	2,607,185
Gartner, Inc.*	33,481	2,819,435
Genpact Ltd.*	72,800	1,378,104
Global Cash Access Holdings, Inc.*	90,260	645,359
Global Payments, Inc.	18,180	1,467,671
Heartland Payment Systems, Inc.	26,950	1,453,953
International Business Machines Corp.	20,900	3,353,196
Leidos Holdings, Inc.	16,100	700,672
MasterCard, Inc. (Class A Stock)	134,641	11,600,669
MAXIMUS, Inc.	20,400	1,118,736
Obic Co. Ltd. (Japan)	33,700	1,093,555
Syntel, Inc.*	62,660	2,818,447
Total System Services, Inc.	232,231	7,886,564
Unisys Corp.*(a)	48,540	1,430,959
Virtusa Corp.*	45,820	1,909,319
Xerox Corp.	277,740	3,849,476

		66,870,375

Leisure Products — 0.1%
Amer Sports OYJ (Finland)	55,100	1,066,419
Brunswick Corp.	62,440	3,200,674
Merida Industry Co. Ltd. (Taiwan)	39,000	263,327

		4,530,420

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	94,453	3,866,906
Bruker Corp.*	267,168	5,241,836
Lonza Group AG (Switzerland)*	1,638	184,425
Tecan Group AG (Switzerland)	10,370	1,178,046

		10,471,213

Machinery — 1.0%
Alfa Laval AB (Sweden)	193,675	3,662,357
Andritz AG (Austria)	38,300	2,105,593
ARC Group Worldwide, Inc.*(a)	16,000	162,240
Bodycote PLC (United Kingdom)	78,469	787,686
Commercial Vehicle Group, Inc.*	76,030	506,360
CSR Corp. Ltd. (China) (Class H Stock)	550,000	740,459
Deutz AG (Germany)	134,900	645,805
GEA Group AG (Germany)	134,571	5,916,587
Global Brass & Copper Holdings, Inc.	43,640	574,302
Glory Ltd. (Japan)	37,000	996,821
Hitachi Construction Machinery Co. Ltd. (Japan)	62,900	1,329,906
IHI Corp. (Japan)	553,000	2,800,646
Illinois Tool Works, Inc.	51,480	4,875,156
Interpump Group SpA (Italy)	64,300	902,220
JTEKT Corp. (Japan)	88,300	1,486,071
Kawasaki Heavy Industries Ltd. (Japan)	487,000	2,214,654
Komatsu Ltd. (Japan)	110,100	2,434,083
Konecranes OYJ (Finland)(a)	27,900	797,808
Kubota Corp. (Japan)	57,000	827,342
Luxfer Holdings PLC (United Kingdom), ADR	41,500	619,595

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Makita Corp. (Japan)	35,600	$1,604,207
Navistar International Corp.*(a)	28,060	939,449
NGK Insulators Ltd. (Japan)	107,000	2,193,318
Nippon Thompson Co. Ltd. (Japan)	107,000	520,579
OC Oerlikon Corp. AG (Switzerland)*	42,350	528,660
Singamas Container Holdings Ltd. (Hong Kong)	2,594,000	430,281
THK Co. Ltd. (Japan)	38,400	922,825
Trimas Corp.*	29,210	913,981
WABCO Holdings, Inc.*	45,957	4,815,374
WEG SA (Brazil)	25,000	287,789

		47,542,154

Media — 1.2%
Aimia, Inc. (Canada)	49,800	626,251
Altice SA (Luxembourg)*	77,910	6,152,402
Comcast Corp. (Class A Stock)	315,081	18,277,849
CTS Eventim AG & Co KGaA (Germany)	18,779	553,264
Dentsu, Inc. (Japan)	54,000	2,270,237
Fuji Media Holdings, Inc. (Japan)	133,700	1,648,878
GFK SE (Germany)	12,500	514,197
Global Eagle Entertainment, Inc.*(a)	62,870	855,661
Havas SA (France)	55,300	451,562
Informa PLC (United Kingdom)	113,169	826,510
Interpublic Group of Cos., Inc. (The)	160,130	3,325,900
IPSOS (France)	31,500	903,937
ITV PLC (United Kingdom)	2,147,027	7,161,888
MDC Partners, Inc. (Class A Stock)	62,700	1,424,544
Mediaset Espana Comunicacion SA (Spain)*	75,700	951,708
Naspers Ltd. (South Africa) (Class N Stock)	8,020	1,037,429
Phoenix Satellite Television Holdings Ltd. (Hong Kong)	1,528,000	479,541
Quebecor, Inc. (Canada) (Class B Stock)	48,000	1,319,608
Reed Elsevier NV (United Kingdom)	90,301	2,156,449
Rentrak Corp.*	1,470	107,045
Rightmove PLC (United Kingdom)	17,700	617,256
Singapore Press Holdings Ltd. (Singapore)	477,000	1,514,222
Smiles SA (Brazil)	23,700	410,573
Starz (Class A Stock)*	28,590	849,123
Viacom, Inc. (Class B Stock)	64,004	4,816,301

		59,252,335

Metals & Mining — 0.8%
Angang Steel Co. Ltd. (China) (Class H Stock)	242,000	204,657
Anglo American PLC (United Kingdom)	352,310	6,519,316
AngloGold Ashanti Ltd. (South Africa)*	42,392	370,193
BHP Billiton Ltd. (Australia)	223,378	5,281,245
BHP Billiton PLC (Australia)	162,316	3,478,657
Carpenter Technology Corp.	21,600	1,063,800
Compass Minerals International, Inc.	9,900	859,617
Copper Mountain Mining Corp. (Canada)*(a)	103,100	140,212
Detour Gold Corp. (Canada)*	45,000	367,576
Dominion Diamond Corp. (Canada)*	57,500	1,032,902
Dowa Holdings Co. Ltd. (Japan)	72,000	572,041
Eldorado Gold Corp. (Canada)	542,900	3,308,428
Franco-Nevada Corp. (Canada)	82,200	4,047,738
Gem Diamonds Ltd. (United Kingdom)*	142,500	385,166

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	150,000	$435,347
Hitachi Metals Ltd. (Japan)	131,000	2,225,806
MMC Norilsk Nickel OJSC (Russia), ADR	14,780	204,261
POSCO (South Korea)	2,504	630,745
Randgold Resources Ltd. (United Kingdom)	107,809	7,319,173
Tahoe Resources, Inc.	38,400	533,792

		38,980,672

Multiline Retail — 0.6%
Dollar Tree, Inc.*	64,600	4,546,548
Dollarama, Inc. (Canada)	116,200	5,941,023
Don Quijote Holdings Co. Ltd. (Japan)	79,300	5,451,636
Lifestyle International Holdings Ltd. (Hong Kong)	1,194,500	2,513,878
Macy’s, Inc.	135,872	8,933,584

		27,386,669

Multi-Utilities — 1.1%
Alliant Energy Corp.	58,071	3,857,076
CenterPoint Energy, Inc.	19,390	454,308
CMS Energy Corp.	456,280	15,855,731
GDF Suez (France)	373,810	8,716,912
National Grid PLC (United Kingdom)	675,297	9,582,002
NiSource, Inc.	99,400	4,216,548
RWE AG (Germany)	145,300	4,484,648
Sempra Energy	38,680	4,307,405
YTL Corp. Bhd (Malaysia)	764,000	347,422

		51,822,052

Oil, Gas & Consumable Fuels — 2.5%
Aegean Marine Petroleum Network, Inc. (Greece)	92,100	1,291,242
Ardmore Shipping Corp. (Ireland)	52,928	633,548
BG Group PLC (United Kingdom)	732,414	9,800,966
Carrizo Oil & Gas, Inc.*	28,900	1,202,240
Chevron Corp.	181,121	20,318,154
China Petroleum & Chemical Corp. (China) (Class H Stock)	188,000	152,250
CNOOC Ltd. (China) (Class H Stock)	122,000	164,965
Cosan SA Industria e Comercio (Brazil)	25,800	280,013
Dht Holdings, Inc.*	92,100	673,251
Diamondback Energy, Inc.*	20,400	1,219,512
EnQuest PLC (United Kingdom)*	236,200	130,233
EOG Resources, Inc.	71,490	6,582,084
Euronav NV (Belgium)*	66,000	828,185
Exxon Mobil Corp.	152,638	14,111,383
Gazprom OAO (Russia), ADR	37,000	167,610
Hess Corp.	79,370	5,859,093
Laredo Petroleum, Inc.*(a)	55,050	569,768
Marathon Petroleum Corp.	59,927	5,409,011
NovaTek OAO (Russia), GDR, RegS	3,600	282,297
Oil Search Ltd. (Australia)	144,183	924,586
PetroChina Co. Ltd. (China) (Class H Stock)	764,000	848,106
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	488,557	16,304,592
San-Ai Oil Co. Ltd. (Japan)	106,000	710,238
Sasol Ltd. (South Africa)	8,600	320,977
Statoil ASA (Norway)	84,900	1,494,820
Total SA (France)	329,653	16,888,833

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Tullow Oil PLC (United Kingdom)	174,867	$1,126,907
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	16,422	388,542
Valero Energy Corp.	215,024	10,643,688
Woodside Petroleum Ltd. (Australia)	77,461	2,395,661
World Fuel Services Corp.	36,520	1,713,884

		123,436,639

Paper & Forest Products — 0.1%
Canfor Corp. (Canada)*	47,000	1,199,070
International Paper Co.	76,018	4,073,044
Mondi PLC (South Africa)	105,762	1,718,158

		6,990,272

Personal Products — 0.6%
Amorepacific Corp. (South Korea)*	216	436,074
Beiersdorf AG (Germany)	88,807	7,210,617
Estee Lauder Cos., Inc. (The) (Class A Stock)	185,200	14,112,240
IGI Laboratories, Inc.*(a)	88,100	775,280
L’Oreal SA (France)	49,773	8,330,621
Natura Cosmeticos SA (Brazil)	13,900	166,547

		31,031,379

Pharmaceuticals — 4.3%
AbbVie, Inc.	205,812	13,468,337
Actavis PLC*	19,400	4,993,754
Akorn, Inc.*(a)	33,200	1,201,840
Allergan, Inc.	32,901	6,994,424
Astellas Pharma, Inc. (Japan)	805,400	11,212,863
AstraZeneca PLC (United Kingdom)	124,820	8,816,147
Bayer AG (Germany)	110,000	14,993,969
Bristol-Myers Squibb Co.	328,780	19,407,883
Cempra, Inc.*	48,470	1,139,530
Endo International PLC*	18,310	1,320,517
GlaxoSmithKline PLC (United Kingdom)	402,209	8,628,846
Hikma Pharmaceuticals PLC (United Kingdom)	156,712	4,808,168
Indivior PLC (United Kingdom)*	48,091	111,982
Johnson & Johnson	98,456	10,295,544
Merck & Co., Inc.	72,803	4,134,482
Mitsubishi Tanabe Pharma Corp. (Japan)	290,500	4,258,326
Novartis AG (Switzerland)	171,556	15,910,700
Novo Nordisk A/S (Denmark) (Class B Stock)	162,804	6,886,574
Perrigo Co. PLC	26,200	4,379,592
Pfizer, Inc.	14,425	449,339
Roche Holding AG (Switzerland)	96,411	26,121,810
Sagent Pharmaceuticals, Inc.*	27,380	687,512
Salix Pharmaceuticals Ltd.*	12,340	1,418,360
Sanofi (France)	67,388	6,143,812
Santen Pharmaceutical Co. Ltd. (Japan)	102,400	5,512,682
Shanghai Fosun Pharmaceutical Group Co. Ltd. (China) (Class H Stock)	41,500	148,293
Shire PLC (Ireland)	100,003	7,090,233
Teva Pharmaceutical Industries Ltd. (Israel)	9,100	521,656
Teva Pharmaceutical Industries Ltd. (Israel), ADR	148,178	8,521,717
UCB SA (Belgium)	12,219	929,104

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc.*(a)	72,891	$10,431,431

		210,939,427

Professional Services — 0.6%
Adecco SA (Switzerland)*	64,276	4,418,287
Capita PLC (United Kingdom)	143,264	2,402,210
CBIZ, Inc.*	83,860	717,842
Dun & Bradstreet Corp. (The)	26,140	3,161,894
Huron Consulting Group, Inc.*	22,800	1,559,292
ManpowerGroup, Inc.	103,351	7,045,438
Meitec Corp. (Japan)	47,900	1,415,990
Robert Half International, Inc.	56,354	3,289,947
Seek Ltd. (Australia)	156,313	2,179,645
Sthree PLC (United Kingdom)	79,310	364,812
Teleperformance (France)	22,000	1,497,546
Verisk Analytics, Inc. (Class A Stock)*	58,070	3,719,384

		31,772,287

Real Estate Investment Trusts (REITs) — 2.0%
Acadia Realty Trust	7,200	230,616
Alexandria Real Estate Equities, Inc.	23,300	2,067,642
American Campus Communities, Inc.	36,700	1,517,912
American Realty Capital Properties, Inc.	58,000	524,900
Arbor Realty Trust, Inc.	117,989	798,786
Armada Hoffler Properties, Inc.	130,454	1,238,008
Ashford Hospitality Prime, Inc.	60,060	1,030,630
AvalonBay Communities, Inc.	4,850	792,441
Boardwalk Real Estate Investment Trust (Canada)	7,500	397,271
Boston Properties, Inc.	23,950	3,082,125
British Land Co PLC (The) (United Kingdom)	305,954	3,689,401
Cedar Realty Trust, Inc.	70,570	517,984
Chatham Lodging Trust	8,100	234,657
Coresite Realty Corp.	36,070	1,408,533
Corrections Corp. of America	13,100	476,054
Cousins Properties, Inc.	38,900	444,238
Crown Castle International Corp.	43,948	3,458,708
Daiwa Office Investment Corp. (Japan)	187	1,050,001
DCT Industrial Trust, Inc.	60,750	2,166,345
Digital Realty Trust, Inc.	33,150	2,197,845
Dream Industrial Real Estate Investment Trust (Canada)	24,300	176,111
Duke Realty Corp.	43,000	868,600
Education Realty Trust, Inc.	23,876	873,623
Equity LifeStyle Properties, Inc.	26,930	1,388,241
Equity Residential	10,700	768,688
Essex Property Trust, Inc.	12,300	2,541,180
Eurocommercial Properties NV (Netherlands), CVA	19,898	845,433
Excel Trust, Inc.	20,100	269,139
Extra Space Storage, Inc.	29,900	1,753,336
Federal Realty Investment Trust	14,050	1,875,113
FelCor Lodging Trust, Inc.	236,040	2,553,953
Fortune Real Estate Investment Trust (Hong Kong)	823,000	832,810
Goodman Group (Australia)	212,203	980,141
Gramercy Property Trust, Inc.	50,000	345,000

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Great Portland Estates PLC (United Kingdom)	84,941	$968,970
Hansteen Holdings PLC (United Kingdom)	337,907	566,689
HCP, Inc.	69,700	3,068,891
Health Care REIT, Inc.(a)	6,100	461,587
Highwoods Properties, Inc.	2,200	97,416
Host Hotels & Resorts, Inc.	29,700	705,969
Investa Office Fund (Australia)	167,832	495,478
Kite Realty Group Trust	33,425	960,635
LaSalle Hotel Properties	25,000	1,011,750
Lexington Realty Trust(a)	40,300	442,494
Mirvac Group (Australia)	1,241,292	1,795,592
New York REIT, Inc.	29,600	313,464
Nippon Prologis REIT, Inc. (Japan)	1,593	3,458,809
Piedmont Office Realty Trust, Inc. (Class A Stock)	55,200	1,039,968
Post Properties, Inc.	21,800	1,281,186
ProLogis, Inc.	14,100	606,723
Public Storage	8,110	1,499,133
RAIT Financial Trust(a)	145,420	1,115,371
Ramco-Gershenson Properties Trust	5,800	108,692
Realty Income Corp.(a)	11,600	553,436
Redwood Trust, Inc.	70,080	1,380,576
RLJ Lodging Trust	3,200	107,296
Sabra Health Care REIT, Inc.	58,700	1,782,719
Segro PLC (United Kingdom)	224,544	1,286,342
Select Income REIT	1,200	29,292
Senior Housing Properties Trust	61,500	1,359,765
Simon Property Group, Inc.	33,350	6,073,369
SL Green Realty Corp.	21,100	2,511,322
STAG Industrial, Inc.	70,930	1,737,785
STORE Capital Corp.	52,100	1,125,881
Sun Communities, Inc.(a)	9,200	556,232
Sunstone Hotel Investors, Inc.	35,200	581,152
Tanger Factory Outlet Centers	4,500	166,320
Taubman Centers, Inc.	19,300	1,474,906
Terreno Realty Corp.	20,500	422,915
UDR, Inc.	56,800	1,750,576
Unibail-Rodamco SE (France)	10,800	2,770,592
Ventas, Inc.(a)	19,400	1,390,980
Vornado Realty Trust	2,850	335,474
Warehouses De Pauw SCA (Belgium)	7,714	585,077
Washington Prime Group, Inc.	104,025	1,791,311
Westfield Corp. (Australia)	727,720	5,334,453
WP Carey, Inc.	16,900	1,184,690

		99,686,743

Real Estate Management & Development — 0.6%
Aeon Mall Co. Ltd. (Japan)	76,800	1,360,971
Castellum AB (Sweden)	89,300	1,391,281
First Capital Realty, Inc. (Canada)	97,000	1,557,945
Forest City Enterprises, Inc. (Class A Stock)*	117,940	2,512,122
GAGFAH SA (Germany)*	30,400	678,906
Goldcrest Co. Ltd. (Japan)	24,900	460,468
Grand City Properties SA (Germany)*	60,000	883,581
Hongkong Land Holdings Ltd. (Hong Kong)	390,000	2,636,400
Howard Hughes Corp. (The)*	4,510	588,194
Hulic Co. Ltd. (Japan)	43,700	436,876
Hysan Development Co. Ltd. (Hong Kong)	1,226,000	5,440,996

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Kennedy-Wilson Holdings, Inc.	73,750	$1,865,875
Lend Lease Group (Australia)	197,266	2,627,361
Mitsui Fudosan Co. Ltd. (Japan)	164,000	4,397,752
Tokyo Tatemono Co. Ltd. (Japan)	176,000	1,280,862

		28,119,590

Road & Rail — 0.6%
East Japan Railway Co. (Japan)	83,900	6,323,614
Genesee & Wyoming, Inc. (Class A Stock)*	10,810	972,035
J.B. Hunt Transport Services, Inc.	58,070	4,892,397
MTR Corp. Ltd. (Hong Kong)	505,000	2,066,089
Quality Distribution, Inc.*	55,420	589,669
Roadrunner Transportation Systems, Inc.*	52,700	1,230,545
Union Pacific Corp.	126,171	15,030,751

		31,105,100

Semiconductors & Semiconductor Equipment — 0.8%
Ambarella, Inc.*(a)	28,300	1,435,376
ASM Pacific Technology Ltd. (Hong Kong)	263,800	2,511,757
Cavium, Inc.*(a)	50,290	3,108,928
Cirrus Logic, Inc.*(a)	129,300	3,047,601
EZchip Semiconductor Ltd. (Israel)*	18,802	360,465
GCL-Poly Energy Holdings Ltd. (Hong Kong)*	1,007,000	233,908
Hermes Microvision, Inc. (Taiwan)	13,000	650,139
Intel Corp.	123,830	4,493,791
Lam Research Corp.	70,720	5,610,925
Lattice Semiconductor Corp.*	115,984	799,130
MediaTek, Inc. (Taiwan)	14,000	203,524
Monolithic Power Systems, Inc.	78,390	3,899,119
NXP Semiconductors NV (Netherlands)*	74,000	5,653,600
RF Micro Devices, Inc.*(a)	87,300	1,448,307
Shinko Electric Industries Co. Ltd. (Japan)	52,600	356,067
SK Hynix, Inc. (South Korea)*	14,400	615,390
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	398,000	1,753,378
Ultratech, Inc.*	48,250	895,520
Vanguard International Semiconductor Corp. (Taiwan)	170,000	278,178

		37,355,103

Software — 1.4%
Aspen Technology, Inc.*	90,070	3,154,252
Callidus Software, Inc.*	98,560	1,609,485
Capcom Co. Ltd. (Japan)	36,700	551,306
ClickSoftware Technologies Ltd. (Israel)*	80,300	576,554
Constellation Software, Inc. (Canada)	10,300	3,062,516
Electronic Arts, Inc.*	85,813	4,034,498
Fidessa Group PLC (United Kingdom)	18,653	694,836
Intuit, Inc.	48,580	4,478,590
Microsoft Corp.	432,859	20,106,301
NICE-Systems Ltd. (Israel), ADR	17,900	906,635
Oracle Corp.	339,382	15,262,009
Park City Group, Inc.*(a)	45,700	412,214
Playtech PLC (United Kingdom)	47,577	507,684
Progress Software Corp.*	43,770	1,182,665
Proofpoint, Inc.*(a)	23,190	1,118,454
PTC, Inc.*	133,860	4,905,970
Rovi Corp.*	43,270	977,469
SDL PLC (United Kingdom)*	53,449	342,969

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Synopsys, Inc.*	98,690	$4,290,054

		68,174,461

Specialty Retail — 1.6%
ABC-Mart, Inc. (Japan)	95,100	4,601,719
Ace Hardware Indonesia Tbk PT (Indonesia)	3,828,900	242,060
AutoZone, Inc.*	7,650	4,736,191
Chico’s FAS, Inc.	48,470	785,699
Children’s Place, Inc. (The)	22,880	1,304,160
Chiyoda Co. Ltd. (Japan)	25,400	500,007
Dufry AG (Switzerland)*	5,682	849,255
Foot Locker, Inc.	85,729	4,816,255
Hennes & Mauritz AB (Sweden) (Class B Stock)	173,811	7,220,981
Home Depot, Inc. (The)	168,723	17,710,853
Inditex SA (Spain)	130,000	3,708,311
Lowe’s Cos., Inc.	102,560	7,056,128
Nitori Holdings Co. Ltd. (Japan)	124,400	6,683,828
O’Reilly Automotive, Inc.*	10,616	2,044,854
Ross Stores, Inc.	23,083	2,175,804
Seobu T&D (South Korea)*	42,741	721,569
Shimamura Co. Ltd. (Japan)	9,000	776,673
Super Retail Group Ltd. (Australia)(a)	71,487	415,436
Tile Shop Holdings, Inc.*	26,900	238,872
TJX Cos., Inc. (The)	143,333	9,829,777
Vitamin Shoppe, Inc.*	25,940	1,260,165
Xebio Co. Ltd. (Japan)	23,400	389,515

		78,068,112

Technology Hardware, Storage & Peripherals — 1.3%
Advantech Co. Ltd. (Taiwan)	50,000	367,069
Apple, Inc.	408,250	45,062,635
Cray, Inc.*(a)	46,502	1,603,389
Electronics For Imaging, Inc.*	57,260	2,452,446
Hewlett-Packard Co.	177,969	7,141,896
NEC Corp. (Japan)	852,000	2,475,913
Samsung Electronics Co. Ltd. (South Korea)	1,725	2,073,872
Seiko Epson Corp. (Japan)	55,800	2,334,907
Wincor Nixdorf AG (Germany)	12,300	593,995

		64,106,122

Textiles, Apparel & Luxury Goods — 0.7%
Adidas AG (Germany)	17,900	1,243,078
Burberry Group PLC (United Kingdom)	81,409	2,065,491
Cie Financiere Richemont SA (Switzerland)	65,599	5,815,917
Eclat Textile Co. Ltd. (Taiwan)	26,000	261,311
Gildan Activewear, Inc. (Canada) (NYSE)(a)	28,300	1,600,365
Gildan Activewear, Inc. (Canada) (XTSE)	71,600	4,048,993
Hermes International (France)	682	242,849
Iconix Brand Group, Inc.*	28,990	979,572
Kering (France)	11,000	2,113,882
LVMH Moet Hennessy Louis Vuitton SA (France)	14,000	2,217,630
NIKE, Inc. (Class B Stock)	58,070	5,583,431
Skechers U.S.A., Inc. (Class A Stock)*(a)	22,650	1,251,413
Steven Madden Ltd.*	52,870	1,682,852
Ted Baker PLC (United Kingdom)	27,600	947,482
Tod’s SpA (Italy)(a)	5,304	459,339

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
VF Corp.	59,220	$4,435,578
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	225,500	810,854

		35,760,037

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	28,539	1,139,960
Entegra Financial Corp.*	43,000	618,770
Essent Group Ltd.*	58,200	1,496,322
EverBank Financial Corp.(a)	86,850	1,655,361
Meridian Bancorp, Inc.*	69,500	779,790
TFS Financial Corp.	72,350	1,076,930
Waterstone Financial, Inc.	61,950	814,643

		7,581,776

Tobacco — 0.7%
British American Tobacco PLC (United Kingdom)	149,782	8,116,844
Imperial Tobacco Group PLC (United Kingdom)	206,208	9,077,188
Japan Tobacco, Inc. (Japan)	347,800	9,572,426
Lorillard, Inc.	95,430	6,006,364
Reynolds American, Inc.	46,170	2,967,346

		35,740,168

Trading Companies & Distributors — 0.5%
Brammer PLC (United Kingdom)	73,082	388,989
Bunzl PLC (United Kingdom)	215,782	5,898,888
Daewoo International Corp. (South Korea)*	4,981	142,344
DXP Enterprises, Inc.*	13,350	674,575
MISUMI Group, Inc. (Japan)	27,200	896,925
MRC Global, Inc.*	29,860	452,379
Noble Group Ltd. (Hong Kong)	3,202,680	2,732,327
Ramirent OYJ (Finland)	91,100	706,167
Rexel SA (France)	195,090	3,495,264
Rush Enterprises, Inc. (Class A Stock)*	31,680	1,015,344
Travis Perkins PLC (United Kingdom)	137,744	3,964,835
WESCO International, Inc.*(a)	18,650	1,421,317
Wolseley PLC (United Kingdom)	36,335	2,077,342

		23,866,696

Transportation Infrastructure — 0.1%
Ansaldo STS SpA (Italy)	64,922	653,510
BBA Aviation PLC (United Kingdom)	148,500	829,908
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	63,100	396,552
Sydney Airport (Australia)	520,000	1,990,818

		3,870,788

Water Utilities — 0.1%
American Water Works Co., Inc.	80,220	4,275,726
CT Environmental Group Ltd. (China)	478,000	487,433
Pennon Group PLC (United Kingdom)	27,218	388,856

		5,152,015

Wireless Telecommunication Services — 1.1%
America Movil SAB de CV (Mexico) (Class L Stock)	522,300	580,579
China Mobile Ltd. (China)	31,000	363,095
Drillisch AG (Germany)	74,600	2,651,540
Intouch Holdings PCL (Thailand)	93,400	222,615

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
KDDI Corp. (Japan)	172,500	$10,837,149
MTN Group Ltd. (South Africa)	34,300	652,473
Rogers Communications, Inc. (Canada) (Class B Stock)	107,000	4,160,088
SBA Communications Corp. (Class A Stock)*	124,720	13,813,987
SK Telecom Co. Ltd. (South Korea)	1,455	355,883
SoftBank Corp. (Japan)	100,400	5,976,139
StarHub Ltd. (Singapore)	1,351,000	4,221,018
Vodafone Group PLC (United Kingdom)	2,698,690	9,252,822

		53,087,388

TOTAL COMMON STOCKS (cost $2,830,489,369)		2,942,024,644

EXCHANGE TRADED FUNDS — 0.1%
iShares MSCI Emerging Markets Index Fund	44,000	1,728,760
PowerShares India Portfolio	189,300	3,973,407

TOTAL EXCHANGE TRADED FUNDS (cost $5,971,613)		5,702,167

PREFERRED STOCKS — 0.3%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom) (PRFC C)*	22,151,070	34,525

Automobiles — 0.2%
Volkswagen AG (Germany) (PRFC)	38,900	8,645,755

Banks
Banco Bradesco SA (Brazil) (PRFC)	19,400	255,874
Itau Unibanco Holding SA (Brazil) (PRFC)	31,200	406,109

		661,983

Chemicals — 0.1%
Braskem SA (Brazil) (PRFC A)	66,300	436,480
Fuchs Petrolub SE (Germany) (PRFC)	28,800	1,147,078

		1,583,558

Food & Staples Retailing
Cia Brasileira de Distribuicao (Brazil) (PRFC)	14,200	526,878

Machinery
Jungheinrich AG (Germany) (PRFC)	24,000	1,528,168

Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Brazil) (PRFC)	38,800	146,255

TOTAL PREFERRED STOCKS (cost $15,282,467)		13,127,122

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.5%
Non-Residential Mortgage-Backed Securities — 1.2%
Ally Auto Receivables Trust,
Series 2014-SN1, Class A3
0.750%	02/21/17	1,772	1,768,895
Ally Master Owner Trust,
Series 2012-5, Class A
1.540%	09/15/19	1,161	1,152,227

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2014-3, Class A
1.330%	03/15/19	2,440	$2,434,695
American Credit Acceptance Receivables Trust, Series 2014-1, Class A, 144A
1.140%	03/12/18	2,560	2,561,193
American Express Credit Account Master Trust, Series 2014-3, Class A
1.490%	04/15/20	2,400	2,402,177
Americredit Automobile Receivables Trust, Series 2014-1, Class A3
0.900%	02/08/19	711	709,316
BMW Vehicle Lease Trust, Series 2014-1, Class A3
0.730%	02/21/17	950	949,132
Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3
0.960%	09/16/19	661	658,566
Series 2014-A2, Class A2
1.260%	01/15/20	2,370	2,367,111
Series 2014-A5, Class A
1.480%	07/15/20	1,440	1,440,324
CarFinance Capital Auto Trust, Series 2013-2A, Class A, 144A
1.750%	11/15/17	1,815	1,819,660
Series 2014-1A, Class A, 144A
1.460%	12/17/18	2,639	2,642,952
CarMax Auto Owner Trust, Series 2013-3, Class A3
0.970%	04/16/18	940	941,982
Carnow Auto Receivables Trust 2014-1, Series 2014-1A, Class A, 144A
0.960%	01/17/17	1,870	1,867,790
Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2
1.020%	02/22/19	4,750	4,731,736
Series 2014-A8, Class A8
1.730%	04/09/20	960	961,371
CPS Auto Receivables Trust, Series 2014-A, Class A, 144A
1.210%	08/15/18	2,148	2,142,446
Discover Card Execution Note Trust, Series 2013-A2, Class A2
0.690%	08/15/18	4,750	4,744,048
Series 2014-A5, Class A
1.390%	04/15/20	1,680	1,676,492
Exeter Automobile Receivables Trust, Series 2014-2A, Class A, 144A
1.060%	08/15/18	2,858	2,853,712
Ford Credit Auto Lease Trust, Series 2014-A, Class A3
0.680%	04/15/17	476	475,568
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A
2.310%	04/15/26	2,400	2,406,182
Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Class A
1.920%	01/15/19	2,340	2,365,691
Series 2012-5, Class A
1.490%	09/15/19	2,370	2,357,019

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2014-4, Class A1
1.400%	08/15/19	756	$754,655
GE Capital Credit Card Master Note Trust, Series 2012-5, Class A
0.950%	06/15/18	974	975,559
John Deere Owner Trust, Series 2014-A, Class A3
0.920%	04/16/18	995	994,544
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A3
0.680%	12/15/16	1,180	1,179,945
Santander Drive Auto Receivables Trust, Series 2013-4, Class B
2.160%	01/15/20	800	810,063
Series 2014-4, Class B
1.820%	05/15/19	720	720,276
SpringCastle America Funding LLC, Series 2014-AA, Class A, 144A(g)
2.700%	05/25/23	3,377	3,371,970
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A2, 144A
1.400%	07/22/19	621	620,320

			57,857,617

Residential Mortgage-Backed Securities — 0.3%
Colony American Homes, Series 2014-2A, Class A, 144A
1.112%(c)	07/17/31	4,288	4,217,837
Fieldstone Mortgage Investment Trust, Series 2005-2, Class 1A2
0.455%(c)	12/25/35	353	352,642
Invitation Homes Trust, Series 2014-SFR1, Class A, 144A
1.162%(c)	06/17/31	2,606	2,571,603
Silver Bay Realty 2014-1 Trust, Series 2014-1, Class A, 144A
1.165%(c)	09/17/31	2,988	2,942,017
Stanwich Mortgage Loan Trust, Series 2013-NPL1, Class A, 144A
2.981%	02/16/43	1,132	1,126,137
Truman Capital Mortgage Loan Trust, Series 2014-NPL2, Class A1, 144A
3.125%(c)	06/25/54	1,152	1,151,070
VOLT XIX LLC, Series 2014-NP11, Class A1, 144A
3.875%(c)	04/25/55	2,000	1,990,000

			14,351,306

TOTAL ASSET-BACKED SECURITIES (cost $72,448,538)			72,208,923

BANK LOANS(c) — 2.0%
Aerospace & Defense
Doncaster, Term Loan B
4.500%	04/10/20	452	447,326

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Aerospace & Defense (continued)
TransDigm, Inc., Term Loan C
3.750%	02/28/20	1,089	$1,067,425

			1,514,751

Airlines
American Airlines, Inc., Class Term Loan B (2014)
4.250%	10/08/21	500	499,583

Beverages
Blue Ribbon, LLC, Initial Term Loan (First Lien)
5.750%	11/05/21	500	493,750

Biotechnology
Grifols Worldwide Operations Ltd., U.S. Tranche Term Loan B
3.169%	03/07/21	993	977,613

Capital Markets
Gemini HDPE LLC, Advance
4.750%	07/24/21	409	392,617

Chemicals — 0.1%
American Rock Salt Company LLC, Closing Date Loan
4.750%	05/16/21	746	725,107
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term Loan B
3.750%	02/01/20	348	338,711
AZ Chem US, Inc., Initial Term Loan (First Lien)
4.500%	06/10/21	182	178,861
4.500%	06/10/22	60	59,100
Kronos, Inc., Incremental Term Loan (First Lien)
4.500%	10/30/19	1,284	1,273,313
Initial Term Loan
4.753%	02/11/20	511	518,805
Initial Term Loan (Second Lien)
9.750%	04/30/20	630	639,450
OCI Beaumont LLC, Term Loan B-3
5.000%	08/20/19	242	238,873
Orion Engineered Carbons GmbH (OEC Finance US LLC), Initial Dollar Term Loan
5.000%	07/25/21	499	498,750
Styrolution Group GmbH (Georgia), Dollar Term Loan
6.500%	09/30/19	500	486,459

			4,957,429

Commercial Services & Supplies — 0.1%
ADS Waste Holdings, Inc., Initial Tranche Term Loan B-2
3.750%	10/09/19	937	907,293
Eco Services Operations LLC, Initial Term Loan
4.750%	12/01/21	485	477,725

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Commercial Services & Supplies (continued)
Harland Clarke Holdings Corp., Tranche Term Loan B-4
6.000%	08/04/19	975	$969,211
Hertz Corp., (The), Tranche Term Loan B-2
3.500%	03/11/18	965	938,316
Laureate Education, Inc., New Series 2018 Extended Term Loan
5.000%	06/16/18	1,486	1,415,388
Spin Holdco (Coin Mach Services), Initial Term Loan (First Lien)
4.253%	11/14/19	410	402,754
TransUnion LLC, 2014 Replacement Term Loan
4.000%	03/21/21	993	976,372

			6,087,059

Construction & Engineering
Interline Brands, Inc., 1st Lien Term Loan
4.000%	03/21/21	328	314,424

Containers & Packaging — 0.1%
Anchor Glass Container Corp., Term Loan B
4.250%	06/30/21	720	712,200
Berlin Packaging, Term Loan
4.500%	09/24/21	499	493,014
7.750%	09/24/22	250	245,833
Berry Plastics Corp., Term Loan D
3.500%	02/08/20	983	951,387
Term Loan E
3.750%	01/06/21	453	440,785
BWay Intermediate Co., Inc., Initial Term Loan
5.500%	08/14/20	985	977,662
Consolidated Container Co. LLC, Term Loan B
7.750%	01/03/20	750	708,750
Devix Topco, Term Loan B (First Lien)
4.250%	04/11/21	248	244,100
Goodpack, Initial Term Loan (First Lien)
4.750%	09/09/21	415	411,887
Novolex, Closing Date Term Loan (First Lien)
6.000%	12/04/21	375	369,375
Prescrix, Inc., Term Loan (Second Lien)
8.000%	04/11/22	250	246,563
Signode Industrial Group Lux SA, Initial Term Loan B
3.750%	04/08/21	378	362,212

			6,163,768

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Distributors
Aramark Corp., U.S. Term Loan F
3.250%	02/19/21	993	$974,717

Diversified Consumer Services
Nord Anglia Education Finance LLC, Initial Term Loan
4.500%	03/21/21	236	230,945
Servicemaster Co. LLC, (The), Initial Term Loan
4.250%	06/30/21	248	243,225

			474,170

Diversified Financial Services
Fly Funding II Sarl, Term Loan
4.500%	08/09/19	380	377,625
Flying Fortress, Inc., New Loans
3.500%	06/30/17	833	820,833
WP Mustang Holdings LLC, Term Loan (First Lien)
5.500%	05/29/21	244	240,118

			1,438,576

Diversified Telecommunication Services — 0.1%
Altice Financing, Term Loan
5.500%	06/24/19	1,985	1,955,188
FairPoint Communications, Inc., Term Loan
7.500%	02/14/19	374	371,243
FPL FiberNet LLC, Term Loan
3.491%	07/17/19	497	495,633
Level 3 Financing Inc., Tranche Loan B
4.500%	10/31/22	500	500,157
Level 3 Financing, Inc., Tranche B-III 2019 Term Loan
4.000%	08/01/19	250	248,125
Numericable U.S. LLC, Dollar Denominated Tranche Loan B-1
4.500%	04/23/20	273	272,413
Dollar Denominated Tranche Loan B-2
4.500%	04/23/20	237	235,674
Securus Technologies Holdings, Inc., Initial Term Loan (First Lien)
4.750%	04/17/20	495	487,563

			4,565,996

Electric Utilities — 0.1%
Alinta Energy Finance Pty Ltd., Delayed Draw Term Loan
6.375%	08/13/19	31	30,530
Term Loan B
6.375%	08/13/19	462	461,126
Atlantic Power Limited Partnership, Term Loan
4.750%	02/20/21	284	280,022

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Electric Utilities (continued)
Calpine Corp., Term Loan
4.000%	10/09/19	782	$770,433
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.), Term Loan
4.250%	06/19/16	315	314,803
Essential Power LLC, Term Loan
4.750%	08/08/19	738	719,885
ExGen Texas Power, LLC, Term Loan
5.750%	09/18/21	748	736,698
InterGen N.V., Term Advance
5.500%	06/13/20	496	486,297

			3,799,794

Electrical Equipment
Generac Power Systems, Inc., Term Loan B
3.250%	05/31/20	462	446,131

Electronic Equipment, Instruments & Components
CDW Corp., Term Loan
3.250%	04/29/20	496	480,955

Energy Equipment & Services — 0.1%
Cactus Wellhead LLC, Tranche Term Loan B
7.000%	08/30/20	499	428,925
Expro Holdings, Initial Term Loan
5.750%	08/07/21	499	403,987
Moxie Patriot LLC, Construction Advances B-1
6.750%	12/18/20	500	499,375
Panda Sherman Power LLC, Construction Term Loan Advances
9.000%	09/14/18	499	507,637
Panda Stonewall Power Project, Term Loan B1
6.500%	10/31/17	345	342,413

			2,182,337

Food & Staples Retailing — 0.1%
Albertson’s LLC, Term Loan B-3
3.000%	08/11/21	250	249,766
Term Loan B-4
4.500%	08/11/21	1,500	1,498,595
Term Loan B-4-1
4.500%	08/25/21	195	194,817
GOBP Holdings Inc., Initial Term Loan (First Lien)
5.750%	10/15/21	500	498,750
Performance Food Group, Inc., Initial Loan (Second Lien)
6.250%	11/14/19	992	971,354

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Food & Staples Retailing (continued)
Stater Bros.,
Term Loan B
4.750%	05/09/21	499	$491,892

			3,905,174

Food Products — 0.1%
Ferrara Candy Co.,
Initial Term Loan
7.500%	06/18/18	496	478,817
Flavors Holdings, Inc.,
Tranche Term Loan B (First Lien)
6.750%	10/07/20	245	233,660
H. J. Heinz Co.,
Term Loan B-2
3.500%	06/05/20	1,501	1,489,190
Post Holdings, Inc.,
Incremental Term Loan Series A
3.750%	05/28/21	164	163,208
Shearer’s Foods LLC,
Term Loan (First Lien)
4.500%	06/19/21	319	315,011
Term Loan (Second Lien)
7.750%	06/19/22	340	332,350

			3,012,236

Health Care Equipment & Supplies
Siemens Audiology Group,
Term Loan B
5.500%	12/12/21	125	124,375

Health Care Providers & Services — 0.1%
AmSurg Corp.,
Initial Term Loan
3.750%	07/16/21	204	202,445
CHS/Community Health Systems, Inc.,
2021 Term Loan D
4.250%	01/27/21	805	802,672
Term Loan E
3.486%	01/25/17	302	300,002
DaVita Healthcare Partners Inc.,
Tranche Term Loan B
3.500%	06/19/21	497	490,577
Drumm Investors LLC,
Term Loan
6.750%	05/04/18	874	874,491
DSI Renal,
Term Loan B (First Lien)
4.500%	04/21/21	153	151,640
Term Loan B (Second Lien)
7.750%	10/22/21	250	248,125
HCA, Inc.,
Tranche Term Loan B-4
3.005%	05/01/18	249	246,486
HCR Healthcare LLC,
Initial Term Loan
5.000%	04/06/18	990	945,180
MPH Acquisition Holdings LLC,
Initial Term Loan
3.750%	03/21/21	505	489,409

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Health Care Providers & Services (continued)
PharMEDium Healthcare Corp.,
Initial Term Loan (First Lien)
4.250%	01/23/21	474	$456,252
Initial Term Loan (Second Lien)
7.750%	01/28/22	266	263,340
U.S. Renal Care, Inc.,
Incremental Tranche Term Loan B-2 (Second Lien)
8.500%	07/30/20	35	34,694
Tranche Term Loan B-2 (First Lien)
4.250%	07/03/19	894	877,082

			6,382,395

Hotels, Restaurants & Leisure — 0.2%
24 Hour Fitness USA, Inc.,
Dollar Term Loan
4.750%	05/20/21	448	430,959
Aristocrat Leisure Ltd.,
Term Loan
4.750%	09/29/21	500	490,000
Belmond Interfin Ltd.,
Dollar Term Loan
4.000%	03/19/21	392	385,667
Burger King Worldwide, Inc.,
Term Loan
4.500%	09/25/21	1,000	997,143
Caesars Entertainment Resort Properties LLC,
Term Loan B
7.000%	10/11/20	986	928,968
Caesars Growth Properties Holdings LLC,
Term Loan B (First Lien)
6.250%	04/10/21	1,297	1,193,010
CCM Merger, Inc. (Motor City Casino),
Term Loan
4.500%	08/30/21	381	375,350
ClubCorp Club Operations, Inc.,
New Term Loan
4.500%	07/24/20	500	491,563
Four Seasons (Canada),
Term Loan (December 2013)
3.500%	06/27/20	198	193,303
Great Wolf Resorts, Inc.,
Term B Loan
4.250%	08/06/20	499	495,305
La Quinta Intermediate Holdings LLC,
Initial Term Loan
4.000%	02/21/21	975	960,149
Mohegan Tribal Gaming Authority,
Term Loan B
5.500%	11/19/19	495	481,387
Planet Fitness Holdings LLC,
Term Loan
4.750%	03/27/21	169	166,194
Red Lobster Management LLC,
Initial Term Loan (First Lien)
6.250%	07/28/21	264	260,703
Scientific Games International, Inc.,
Term Loan
6.000%	09/17/21	750	737,678

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Hotels, Restaurants & Leisure (continued)
Station Casinos LLC,
Term Loan B
4.250%	02/22/20	459	$448,476
TGI Friday’s, Inc.,
Initial Term Loan (First Lien)
5.250%	06/30/20	134	133,151

			9,169,006

Household Products
Reynolds Group Holdings,
Incremental U.S. Term Loan
4.000%	12/28/18	1,025	1,004,913

Independent Power & Renewable Electricity Producers — 0.1%
Bayonne Energy Center LLC (Bayonne Energy Center Urban Renewal LLC),
Term Loan B Advance
5.000%	06/30/21	524	518,386
ExGen Renewables,
Term Loan B
5.250%	02/06/21	469	469,271
Terra-Gen Finance Co. LLC,
Term Loan
5.250%	11/26/21	250	250,000
TPF II LC LLC,
Term Loan
5.500%	09/24/21	895	889,033

			2,126,690

Internet Software & Services — 0.1%
Peak 10, Inc.,
Initial Term Loan (First Lien)
5.000%	06/10/21	318	312,828
Term Loan (Second Lien)
8.250%	06/10/22	140	133,000
ProQuest LLC,
Initial Term Loan
5.250%	09/24/21	500	496,250
TelX Group, Inc., (The),
Initial Term Loan
7.500%	04/03/21	750	730,313

			1,672,391

IT Services — 0.1%
Datapipe, Inc.,
Initial Term Loan (First Lien)
5.250%	03/15/19	246	237,040
First Data Corp.,
Term Loan C1
3.667%	03/24/18	1,500	1,466,719
Vantiv LLC,
Term Loan B
3.750%	06/13/21	284	280,916

			1,984,675

Leisure Products
SRAM LLC,
Term Loan (First Lien)
4.012%	04/10/20	464	448,197

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Life Sciences Tools & Services
Arysta LifeScience SPC LLC.,
Term Loan Second Lien
8.250%	11/30/20	500	$497,500
INC Research, LLC,
Term Loan
4.750%	10/30/21	360	357,600

			855,100

Lodging
Golden Nugget, Inc.,
Delayed Draw Term Loan
5.500%	11/05/19	149	147,381
Term Loan B (First Lien) Closing Date Facility Term Loans
5.500%	11/05/19	348	343,890

			491,271

Machinery
Doosan Infracore International, Inc. (Doosan Holdings Europe Ltd.),
Tranche Term Loan B
4.500%	05/14/21	317	314,361
Mueller Water Products, Inc.,
Initial Loan
4.000%	11/19/21	285	284,555
TNT Crane & Rigging, Inc.,
Initial Term Loan (First Lien)
5.500%	11/27/20	492	442,470
Loan (Second Lien)
10.000%	11/27/21	500	462,500
Xerium Technologies, Inc.,
Initial Term Loan
6.250%	05/17/19	105	104,735

			1,608,621

Media — 0.1%
Block Communications, Inc.,
Term Loan B
5.750%	10/30/21	360	357,525
CBS Outdoor Americas, Inc.,
Term Loan
3.000%	01/31/21	500	487,000
Cengage Learning Acquisitions, Inc.,
Term Loan
7.000%	03/06/20	438	432,601
Charter Communications Operating LLC,
Term Loan E
3.000%	07/01/20	992	971,000
Creative Artists Agency,
Initial Term Loan
6.750%	12/17/21	250	250,000
Getty Images, Inc.,
Initial Term Loan
4.750%	09/28/19	991	913,512
iHeartCommunications, Inc.,
Tranche Term Loan D
6.919%	01/30/19	1,000	940,625
Ion Media Networks, Inc.,
Term Loan B-1
4.750%	12/18/20	250	247,500

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Media (continued)
Liberty Cablevision of Puerto Rico LLC,
Initial Loan (Second Lien)
7.750%	06/30/23	250	$249,375
Term Loan 1
— %(p)	01/07/22	125	121,406
Term Loan B (First Lien)
4.500%	01/07/22	135	131,119
Varsity Brands,
Term Loan B
6.000%	12/10/21	250	249,063
Virgin Media Investment Holdings Ltd.,
Facility Term Loan B
3.500%	06/07/20	500	490,625

			5,841,351

Metals & Mining — 0.1%
Arch Coal, Inc.,
Term Loan
6.250%	05/16/18	499	411,697
Essar Steel Algoma Inc.,
Initial Term Loan
7.500%	08/07/19	499	494,386
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.),
Term Loan
3.750%	06/30/19	1,476	1,341,042
Murray Energy Corp.,
Term Loan
5.250%	12/05/19	746	716,170

			2,963,295

Multiline Retail
J.C. Penney Co., Inc.,
Term Loan
5.000%	06/20/19	160	156,608
6.000%	05/22/18	1,486	1,458,306

			1,614,914

Oil, Gas & Consumable Fuels — 0.1%
Alon USA Partners, LP,
Tranche Term Loan B
9.250%	11/26/18	555	559,965
Bright Horizons Family Solutions, Inc.,
Term Loan B-2
4.250%	01/30/20	250	245,417
Chief Exploration & Development LLC,
Term Loan (Second Lien)
7.500%	05/12/21	500	447,500
Fieldwood Energy LLC,
Closing Date Loan
3.875%	09/25/18	400	378,890
Closing Date Loan (Second Lien)
8.375%	09/25/20	470	341,220
HFOTCO LLC,
Tranche Term Loan B
4.250%	07/31/21	539	514,411
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC),
Second Term Loan
5.750%	03/28/19	1,238	921,301

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Oil, Gas & Consumable Fuels (continued)
OSG Bulk Ships, Inc.,
Initial Term Loan
5.250%	07/07/19	249	$241,909
Southcross Holdings Borrower LP,
Initial Term Loan
5.250%	07/29/21	70	64,426
Term Loan
6.000%	07/29/21	124	110,072

			3,825,111

Pharmaceuticals
Valeant Pharmaceuticals International, Inc.,
Series D-2 Tranche Term Loan B
3.500%	02/13/19	464	458,300
Series E-1 Tranche Term Loan B
3.500%	08/05/20	398	393,951

			852,251

Real Estate Investment Trusts (REITs)
Crown Castle Operating Co.,
Extended Incremental Tranche Term Loan B-2
3.000%	01/31/21	495	485,347

Real Estate Management & Development
DTZ Worldwide Ltd.,
Term Loan B
— %(p)	10/28/21	280	278,950
Term Loan B-1
— %(p)	10/28/21	470	468,238
Realogy Corp.,
Initial Term Loan B 2014
3.750%	03/05/20	742	727,665

			1,474,853

Software — 0.1%
BMC Foreign Holding Co.,
Initial US Term Loan
5.000%	09/10/20	813	780,330
BMC Software Finance, Inc.,
Initial US Term Loan
5.000%	09/10/20	248	240,211
Infor (US), Inc.,
Tranche Term Loan B-5
3.750%	06/03/20	1,648	1,594,717
JLL/Delta Dutch Newco BV,
Initial Dollar Term Loan
4.250%	01/23/21	499	483,164
Renaissance Learning, Inc.,
Initial Term Loan (First Lien)
4.500%	04/09/21	264	255,227
TCH-2 Holdings LLC (Travel CLICK, Inc.),
Initial Term Loan (First Lien)
5.500%	05/08/21	259	253,558
TIBCO Software, Inc.,
Asset Sale Loan
5.500%	11/25/15	250	241,042

			3,848,249

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Specialty Retail
Bass Pro Group LLC,
New Term Loan
3.754%	11/20/19	218	$213,744
J. Crew Group, Inc.,
Initial Loan
4.000%	03/05/21	498	466,406
Party City Holdings, Inc.,
2014 Replacement Term Loan
4.000%	07/27/19	391	381,274
Sports Authority, Inc., (The),
Term Loan B
7.500%	11/16/17	613	533,615

			1,595,039

Technology Hardware, Storage & Peripherals — 0.1%
Ceridian Corp.,
2014 New Replacement US Term Loan B-1
4.500%	05/09/17	110	109,828
Dell, Inc.,
Term Loan B
4.500%	04/29/20	1,119	1,114,489
Fibertech Networks LLC,
Term Loan
4.000%	12/20/19	645	638,520
Oberthur Technologies Holding SAS,
Tranche B-2
4.500%	10/10/19	667	654,950

			2,517,787

Textiles, Apparel & Luxury Goods
Polymer Group, Inc.,
Initial Loan
5.250%	12/19/19	428	421,626

Thrifts & Mortgage Finance
Home Loan Servicing Solutions, Ltd.,
Initial Term Loan, 144A
4.500%	06/26/20	483	453,556
Ocwen Loan Servicing LLC,
Initial Term Loan
5.000%	02/15/18	453	422,811

			876,367

Transportation Infrastructure
Lineage Logistics LLC,
Term Loan
4.500%	03/31/21	495	477,681
LM U.S. Member LLC (LM U.S. Corp Acquisition, Inc.),
Canadian Term Loan
4.750%	10/25/19	249	244,982

			722,663

Water Utilities
Tervita Corp.,
Term Loan
6.250%	05/15/18	991	912,939

Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd.,
Term Loan
3.750%	03/31/19	215	212,850

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Wireless Telecommunication Services (continued)
Intelsat Jackson Holdings SA,
Term Loan B-2
3.750%	06/30/19	949	$934,676
Level 3 Financing, Inc.,
Tranche 2020 Term Loan B
4.000%	01/15/20	400	397,000
LTS Buyer LLC (Sidera Networks, Inc.),
Term Loan B (First Lien)
4.000%	04/13/20	693	677,624
Telesat Canada,
U.S. Term Loan B-2
3.500%	03/28/19	670	656,901

			2,879,051

TOTAL BANK LOANS (cost $102,161,708)			99,379,557

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.2%
Banc of America Commercial Mortgage Trust,
Series 2007-3, Class A4
5.547%(c)	06/10/49	870	933,259
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-PW14, Class A1A
5.189%	12/11/38	427	452,753
CDGJ Commercial Mortgage Trust,
2014-BXCH, Class A, 144A
1.550%(c)	12/15/27	3,000	3,000,987
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A1A
5.425%	10/15/49	1,064	1,128,702
Commercial Mortgage Pass-Through Certificates,
Series 2014-KYO, Class A, 144A
1.057%(c)	06/11/27	4,000	3,993,440
Series 2014-UBS3, Class A2
2.844%	06/10/47	960	987,540
Commercial Mortgage Trust,
Series 2006-C7, Class A4
5.756%(c)	06/10/46	535	560,335
Series 2006-C8, Class A1A
5.292%	12/10/46	812	867,272
Series 2006-GG7, Class A4
5.819%(c)	07/10/38	8,461	8,844,482
Credit Suisse Mortgage Capital Certificates,
Series 2014-ICE, Class A, 144A
0.955%(c)	04/15/27	2,039	2,035,426
Federal Home Loan Mortgage Corp. Multifamily Structured,
Series K032, Class A2
3.310%(c)	05/25/23	4,000	4,204,424
Series K034, Class A2
3.531%(c)	07/25/23	4,300	4,591,131
Series K716, Class A2
3.132%	06/25/21	4,400	4,595,844
Freddie Mac REMICS,
Series 2935, Class ZK
5.500%	02/15/35	801	908,061
GE Capital Commercial Mortgage Corp. Trust,
Series 2006-C1, Class A1A
5.274%(c)	03/10/44	441	458,026

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Granite Mortgages 03-2 PLC (United Kingdom),
Series 2003-2, Class 1B
1.208%(c)	07/20/43		5,550	$5,544,661
GS Mortgage Securities Trust,
Series 2006-GG6, Class A4
5.552%(c)	04/10/38		1,589	1,630,572
Series 2006-GG8, Class A4
5.560%	11/10/39		430	454,952
Series 2014-GSFL, Class A, 144A
1.161%(c)	07/15/31		1,009	1,008,691
Hilton USA Trust,
Series 2013-HLT, Class DFX, 144A
4.407%	11/05/30		1,077	1,101,543
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP7, Class A4
5.865%(c)	04/15/45		1,865	1,947,377
Series 2014-BXH, Class A, 144A
1.061%(c)	04/15/27		2,000	1,999,628
LB Commercial Mortgage Trust,
Series 2007-C3, Class A4
5.903%(c)	07/15/44		2,225	2,410,569
5.904%	07/15/44		3,559	3,855,286
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class A4
5.372%	09/15/39		957	1,011,668
Series 2007-C7, Class A3
5.866%(c)	09/15/45		827	908,272
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C15, Class ASB
3.654%	04/15/47		3,000	3,148,641
Morgan Stanley Capital I Trust,
Series 2006-HQ9, Class A4
5.731%(c)	07/12/44		422	442,520
Series 2007-T27, Class A1A
5.651%(c)	06/11/42		1,056	1,143,258
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C25, Class A1A
5.718%(c)	05/15/43		866	902,577
Series 2006-C28, Class A4
5.572%	10/15/48		5,329	5,632,321
Series 2006-C29, Class A1A
5.297%	11/15/48		6,626	7,067,605
Series 2007-C30, Class A5
5.342%	12/15/43		9,115	9,726,835
Series 2007-C31, Class A4
5.509%	04/15/47		9,250	9,742,516
Series 2007-C33, Class A4
5.941%(c)	02/15/51		4,114	4,395,791
6.140%	02/15/51		5,087	5,435,667

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $108,880,387)				107,072,632

CORPORATE BONDS — 9.3%
Aerospace & Defense
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
3.800%	10/07/24	(a)	963	987,151

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Automobiles — 0.2%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.375%	08/01/18		2,400	$2,433,672
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	(a)	436	460,032
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.597%	11/04/19	(a)	1,000	994,621
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35	(a)	90	93,788
5.200%	04/01/45	(a)	1,003	1,058,165
Hyundai Capital America (South Korea),
Sr. Unsec’d. Notes, 144A
2.550%	02/06/19		2,065	2,065,283
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.125%	05/23/19		1,730	1,720,921
Volkswagen International Finance NV (Germany),
Gtd. Notes, 144A
2.375%	03/22/17		2,050	2,088,212

				10,914,694

Banks — 2.2%
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes
2.250%	06/13/19	(a)	950	954,551
Bank of America Corp.,
Sr. Unsec’d. Notes
2.600%	01/15/19		4,700	4,736,547
2.650%	04/01/19	(a)	1,180	1,188,655
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23	(a)	1,689	1,689,130
4.125%	01/22/24	(a)	1,500	1,575,233
Sub. Notes, MTN
4.250%	10/22/26	(a)	520	518,833
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
2.375%	01/25/19	(a)	1,405	1,418,503
Bank of Nova Scotia (Canada),
Sr. Unsec’d. Notes
1.375%	07/15/16	(a)	2,646	2,663,699
2.800%	07/21/21		480	480,200
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
2.350%	09/08/19		720	715,215
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
2.500%	02/20/19	(a)	1,650	1,671,922
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.750%	11/08/19		974	968,049
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.250%	02/01/19		2,360	2,364,831
BNP Paribas SA (France),
Gtd. Notes, MTN
2.450%	03/17/19	(a)	710	719,467

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
BPCE SA (France),
Gtd. Notes
1.625%	02/10/17	(a)	1,185	$1,187,464
Sub. Notes, 144A
5.150%	07/21/24		781	804,798
Capital One NA,
Sr. Unsec’d. Notes
2.950%	07/23/21	(a)	1,070	1,063,305
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.500%	07/29/19	(a)	1,000	1,000,803
2.550%	04/08/19	(a)	1,180	1,187,761
8.500%	05/22/19		2,188	2,726,395
Sub. Notes
5.300%	05/06/44		1,200	1,314,803
5.500%	09/13/25		1,357	1,501,527
6.675%	09/13/43		1,037	1,340,896
Citizens Bank NA,
Sr. Unsec’d. Notes, MTN
2.450%	12/04/19		950	944,063
Comerica, Inc.,
Sr. Unsec’d. Notes
2.125%	05/23/19		882	876,100
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes
2.250%	03/13/19		3,600	3,616,776
2.300%	09/06/19		480	480,288
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Gtd. Notes
4.625%	12/01/23		778	825,235
Credit Suisse of New York (Switzerland),
Sr. Unsec’d. Notes
3.000%	10/29/21		700	696,732
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		250	254,310
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.500%	02/13/19	(a)	1,130	1,143,836
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18		1,900	1,895,049
4.200%	08/08/23		284	298,010
Sr. Unsec’d. Notes, BKNT
3.200%	08/09/21	(a)	1,500	1,506,452
Discover Financial Services,
Sr. Unsec’d. Notes
3.950%	11/06/24		250	251,311
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.300%	03/01/19		710	711,064
Sub. Notes
4.500%	06/01/18		2,172	2,339,739
8.250%	03/01/38		1,230	1,847,686
HSBC Holdings PLC (United Kingdom),
Sub. Notes
6.800%	06/01/38		328	434,985
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18		3,101	3,089,058

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.200%	04/01/19		2,375	$2,360,560
Intesa Sanpaolo SpA (Italy),
Gtd. Notes
2.375%	01/13/17		1,187	1,197,390
Sub. Notes, 144A
5.017%	06/26/24		600	582,309
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.200%	10/22/19		3,631	3,599,690
2.350%	01/28/19		3,424	3,446,338
4.625%	05/10/21		700	770,417
5.400%	01/06/42		751	882,801
Sub. Notes
3.875%	09/10/24		723	723,615
4.125%	12/15/26	(a)	952	952,961
5.625%	08/16/43		250	290,726
KeyBank NA,
Sr. Unsec’d. Notes, BKNT
2.500%	12/15/19		710	712,908
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.300%	12/13/18		1,000	1,003,452
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes, BKNT
2.300%	01/30/19	(a)	1,500	1,506,486
Mitsubishi UFJ Trust & Banking Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.600%	10/16/17		1,970	1,955,339
Mizuho Bank Ltd. (Japan),
Gtd. Notes, 144A
1.550%	10/17/17		1,200	1,188,638
2.450%	04/16/19	(a)	1,200	1,192,193
Morgan Stanley,
Sr. Unsec’d. Notes
2.500%	01/24/19		945	945,857
Sub. Notes
4.875%	11/01/22		1,500	1,593,117
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
2.375%	04/04/19		470	474,146
PNC Bank NA,
Sr. Unsec’d. Notes
3.300%	10/30/24	(a)	250	254,405
Sr. Unsec’d. Notes, BKNT
2.200%	01/28/19		1,418	1,418,746
2.250%	07/02/19		1,500	1,497,696
PNC Financial Services Group, Inc. (The),
Sub. Notes
3.900%	04/29/24	(a)	171	173,799
Regions Bank,
Sub. Notes
6.450%	06/26/37		259	323,754
Sub. Notes, BKNT
7.500%	05/15/18		2,206	2,560,935
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
1.500%	01/16/18		2,500	2,486,320

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
5.125%	05/28/24	(a)	1,491	$1,516,633
6.000%	12/19/23	(a)	2,443	2,644,298
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/10/19	(a)	1,865	1,873,443
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		2,000	2,012,286
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes
2.375%	10/19/16	(a)	4,500	4,604,215
Sr. Unsec’d. Notes, MTN
2.250%	11/05/19		709	710,409
UBS AG (Switzerland),
Sr. Unsec’d. Notes, MTN
2.375%	08/14/19	(a)	720	719,958
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.150%	01/15/19		1,500	1,503,967
Sub. Notes
4.125%	08/15/23	(a)	750	787,186
5.375%	11/02/43		767	872,626
Sub. Notes, MTN
4.100%	06/03/26		100	102,206
4.650%	11/04/44	(a)	1,050	1,083,454
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
1.200%	05/19/17	(a)	2,390	2,379,393

				109,907,953

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
1.250%	01/17/18		1,441	1,425,492
4.000%	01/17/43		160	158,783
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
1.375%	07/15/17		1,900	1,898,313
General Mills, Inc.,
Sr. Unsec’d. Notes
1.400%	10/20/17	(a)	1,000	995,755
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.250%	10/22/44		969	1,011,295
SABMiller Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
2.200%	08/01/18	(a)	2,362	2,368,356
2.450%	01/15/17		2,171	2,215,002

				10,072,996

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
1.250%	05/22/17		960	952,427
3.875%	11/15/21		1,500	1,584,771
5.375%	05/15/43	(a)	376	436,815

				2,974,013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Capital Markets — 0.4%
Corporate Office Properties LP,
Gtd. Notes
3.700%	06/15/21		920	$916,018
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.375%	01/22/18		3,342	3,375,751
2.625%	01/31/19	(a)	4,731	4,759,887
6.250%	02/01/41		691	873,523
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24		1,500	1,538,397
Sub. Notes
6.750%	10/01/37	(a)	150	188,606
Merrill Lynch & Co., Inc.,
Sub. Notes
6.110%	01/29/37		1,468	1,733,347
Morgan Stanley,
Sr. Unsec’d. Notes
2.125%	04/25/18	(a)	3,781	3,783,189
3.750%	02/25/23		2,468	2,531,726

				19,700,444

Chemicals — 0.1%
Albemarle Corp.,
Gtd. Notes
3.000%	12/01/19		710	710,107
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19	(a)	728	905,083
Monsanto Co.,
Sr. Unsec’d. Notes
4.200%	07/15/34		1,269	1,322,298
4.400%	07/15/44	(a)	976	1,012,642
4.700%	07/15/64		1,103	1,156,523

				5,106,653

Commercial Services & Supplies
Cenveo Corp.,
Sr. Sec’d. Notes, 144A
6.000%	08/01/19		90	81,450

Communications Equipment — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.850%	05/06/21	(a)	1,190	1,217,321
3.850%	05/04/43	(a)	436	436,315
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
2.125%	03/01/19		950	954,470
2.900%	03/04/21	(a)	1,000	1,018,291
5.500%	01/15/40		370	450,874

				4,077,271

Consumer Finance — 0.1%
American Express Co.,
Sub. Notes
3.625%	12/05/24		300	302,501
Capital One Bank USA NA,
Sr. Unsec’d. Notes
2.300%	06/05/19	(a)	1,710	1,696,748

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Consumer Finance (continued)
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.450%	04/24/19		950	$947,824
Synchrony Financial,
Sr. Unsec’d. Notes
1.875%	08/15/17		359	359,697
3.000%	08/15/19		526	531,756
3.750%	08/15/21		795	812,084
4.250%	08/15/24	(a)	500	513,065

				5,163,675

Containers & Packaging
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
3.241%(c)	12/15/19		750	723,750

Diversified Consumer Services
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44		635	683,418

Diversified Financial Services — 0.6%
Air Lease Corp.,
Sr. Unsec’d. Notes
4.750%	03/01/20		500	531,250
American Express Co.,
Sr. Unsec’d. Notes
1.550%	05/22/18		2,400	2,377,183
American Honda Finance Corp. (Japan),
Sr. Unsec’d. Notes
2.125%	10/10/18		1,000	1,006,085
Aon Corp. (United Kingdom),
Gtd. Notes
5.000%	09/30/20		1,045	1,166,869
Bank of America Corp.,
Sub. Notes, MTN
4.200%	08/26/24	(a)	1,382	1,407,878
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
1.500%	10/06/17		1,000	1,000,641
2.375%	10/08/19		1,075	1,079,266
3.000%	10/08/21		695	700,650
3.375%	10/08/24	(a)	575	585,103
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.000%	03/03/17	(a)	1,600	1,595,688
CME Group, Inc.,
Sr. Unsec’d. Notes
5.300%	09/15/43		376	455,592
Discover Financial Services,
Sr. Unsec’d. Notes
5.200%	04/27/22		1,740	1,921,665
6.450%	06/12/17		800	883,909
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.000%	06/12/17	(a)	1,000	1,026,007
4.250%	09/20/22		1,200	1,273,278
5.875%	08/02/21		750	868,341

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
General Electric Capital Corp.,
Sub. Notes, MTN
6.375%(c)	11/15/67		2,236	$2,398,110
Intercontinental Exchange, Inc.,
Gtd. Notes
2.500%	10/15/18	(a)	923	939,818
Moody’s Corp.,
Sr. Unsec’d. Notes
4.500%	09/01/22		855	917,029
Morgan Stanley,
Sr. Unsec’d. Notes
3.700%	10/23/24		900	912,258
6.375%	07/24/42	(a)	612	812,757
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
6.550%	10/01/17		2,820	3,174,274

				27,033,651

Diversified Telecommunication Services — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
5.550%	08/15/41	(a)	2,108	2,348,944
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
2.350%	02/14/19	(a)	1,420	1,417,961
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.350%	06/09/17	(a)	700	696,761
4.500%	09/15/20		2,171	2,357,178
6.400%	09/15/33	(a)	500	615,892
6.550%	09/15/43	(a)	2,102	2,692,975
Sr. Unsec’d. Notes, 144A
5.012%	08/21/54	(a)	2,160	2,234,626

				12,364,337

Electric Utilities — 0.4%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
1.650%	12/15/17		1,731	1,731,445
2.950%	12/15/22		500	490,467
Commonwealth Edison Co.,
First Mortgage
6.150%	09/15/17		1,216	1,364,123
Duke Energy Indiana, Inc.,
First Mortgage
4.900%	07/15/43		742	873,938
Duke Energy Progress, Inc.,
First Mortgage
4.375%	03/30/44		100	109,801
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.400%	09/15/20		3,228	3,769,680
ERP Operating LP,
Sr. Unsec’d. Notes
2.375%	07/01/19		710	706,965
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.750%	03/15/18		1,853	1,867,322
4.250%	03/15/23	(a)	1,500	1,547,721

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
NiSource Finance Corp.,
Gtd. Notes
5.450%	09/15/20		1,230	$1,384,134
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.750%	08/15/42		457	436,848
PPL Capital Funding, Inc.,
Gtd. Notes
3.950%	03/15/24		300	312,346
Public Service Electric & Gas Co.,
First Mortgage
1.800%	06/01/19		1,440	1,426,631
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.350%	05/15/44		200	213,259
Wisconsin Energy Corp.,
Jr. Sub. Notes
6.250%(c)	05/15/67		4,580	4,604,091

				20,838,771

Electronic Equipment, Instruments & Components
Amphenol Corp.,
Sr. Unsec’d. Notes
1.550%	09/15/17		1,500	1,495,824
3.125%	09/15/21		494	498,664

				1,994,488

Energy Equipment & Services
Weatherford International Ltd.,
Gtd. Notes
5.950%	04/15/42	(a)	751	635,891

Food & Staples Retailing — 0.1%
Walgreen Co.,
Sr. Unsec’d. Notes
1.800%	09/15/17	(a)	1,809	1,809,888
4.400%	09/15/42		430	429,596
Walgreens Boots Alliance, Inc.,
Gtd. Notes
3.800%	11/18/24	(a)	115	117,289
4.500%	11/18/34		116	120,802
4.800%	11/18/44	(a)	125	131,796
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.500%	08/15/37		618	850,381

				3,459,752

Food Products
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
1.900%	01/25/18		1,339	1,330,080
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19	(a)	500	504,555

				1,834,635

Gas Utilities
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	(a)	200	242,073

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Gas Utilities (continued)
Williams Partners LP,
Sr. Unsec’d. Notes
4.900%	01/15/45		300	$280,969

				523,042

Health Care Equipment & Supplies — 0.1%
Becton Dickinson And Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19	(a)	434	439,708
4.685%	12/15/44	(a)	402	432,939
Medtronic, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	03/15/22		900	911,408
4.450%	03/15/20	(a)	950	952,492
4.625%	03/15/45	(a)	217	235,226
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.300%	02/15/22	(a)	1,765	1,767,917

				4,739,690

Health Care Providers & Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24	(a)	200	203,288
Children’s Hospital Medical Center,
Sec’d. Notes
4.268%	05/15/44		485	504,263
Express Scripts Holding Co.,
Gtd. Notes
2.250%	06/15/19		720	712,290
HCA, Inc.,
Sr. Sec’d. Notes
3.750%	03/15/19		1,000	1,001,250
McKesson Corp.,
Sr. Unsec’d. Notes
2.284%	03/15/19		470	469,019
NYU Hospitals Center,
Unsec’d. Notes
4.784%	07/01/44		481	505,922
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	12/15/21		470	475,348
4.250%	03/15/43	(a)	1,246	1,306,263
WellPoint, Inc.,
Sr. Unsec’d. Notes
2.250%	08/15/19		1,000	989,975
4.350%	08/15/20		1,299	1,407,330
4.625%	05/15/42		423	443,879

				8,018,827

Hotels, Restaurants & Leisure
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
6.300%	03/01/38		788	1,036,271

Independent Power & Renewable Electricity Producers
AES Corp.,
Sr. Unsec’d. Notes
3.234%(c)	06/01/19		190	185,250

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Industrial Conglomerates — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
3.375%	03/11/24	(a)	1,190	$1,229,327
4.500%	03/11/44		1,320	1,450,973

				2,680,300

Insurance — 0.6%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
2.250%	03/11/19		454	451,971
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19		204	204,208
4.125%	02/15/24		393	418,353
6.250%	05/01/36		661	856,592
6.400%	12/15/20		190	226,569
Aon PLC,
Gtd. Notes
4.450%	05/24/43		500	498,335
Berkshire Hathaway Finance Corp.,
Gtd. Notes
1.300%	05/15/18		1,921	1,906,341
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
4.500%	02/11/43	(a)	825	902,229
Guardian Life Insurance Co. of America (The),
Sub. Notes, 144A
4.875%	06/19/64		150	159,691
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
4.300%	04/15/43		877	899,385
5.125%	04/15/22		1,664	1,870,482
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.950%	05/01/22		873	944,472
5.000%	06/01/21		669	728,743
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.050%	10/15/23		767	810,380
4.800%	07/15/21		1,609	1,788,275
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.350%	04/09/19		1,660	1,670,309
MetLife, Inc.,
Sr. Unsec’d. Notes
1.903%	12/15/17		315	315,718
4.125%	08/13/42	(a)	442	442,670
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
2.300%	04/10/19		1,660	1,666,281
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39		1,000	1,391,882
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39		500	786,501
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
5.125%	01/30/43		1,370	1,506,697

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Progressive Corp. (The),
Sr. Unsec’d. Notes
4.350%	04/25/44		75	$81,196
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	(a)	1,422	1,584,603
TIAA Asset Management Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
2.950%	11/01/19		411	411,795
4.125%	11/01/24		595	609,527
UNUM Group,
Sr. Unsec’d. Notes
4.000%	03/15/24	(a)	3,310	3,380,457
Voya Financial, Inc.,
Gtd. Notes
5.500%	07/15/22		823	929,674
Sr. Unsec’d. Notes
5.700%	07/15/43		350	419,298

				27,862,634

Internet & Catalog Retail
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22		1,022	967,338
4.800%	12/05/34		1,000	1,049,738

				2,017,076

IT Services — 0.1%
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.625%	05/15/20		996	960,006
MasterCard, Inc.,
Sr. Unsec’d. Notes
2.000%	04/01/19		802	797,587
3.375%	04/01/24		710	728,784
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17	(a)	2,068	2,124,889

				4,611,266

Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
5.300%	02/01/44		32	36,752

Machinery
Caterpillar, Inc.,
Sr. Unsec’d. Notes
4.750%	05/15/64		75	81,609
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19		1,200	1,218,928
5.750%	06/15/43		150	176,794
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
4.650%	11/01/44		395	401,621
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
3.350%	06/12/24		100	102,493

				1,981,445

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media — 0.4%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	02/15/41		1,183	$1,505,545
6.900%	03/01/19	(a)	1,140	1,344,233
Columbus International, Inc. (Barbados),
Gtd. Notes, 144A
7.375%	03/30/21		200	208,000
Comcast Corp.,
Gtd. Notes
4.500%	01/15/43	(a)	1,268	1,350,809
5.150%	03/01/20		1,642	1,859,598
6.950%	08/15/37	(a)	626	881,969
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.450%	04/01/24		350	366,206
Discovery Communications LLC,
Gtd. Notes
4.875%	04/01/43	(a)	1,071	1,104,223
Numericable Group SA (France),
Sr. Sec’d. Notes, 144A
4.875%	05/15/19		240	237,900
Time Warner Cable, Inc.,
Gtd. Notes
5.850%	05/01/17		2,065	2,254,049
6.750%	07/01/18		1,464	1,679,028
Time Warner, Inc.,
Gtd. Notes
4.875%	03/15/20		2,000	2,200,660
4.900%	06/15/42		511	538,398
6.200%	03/15/40		1,208	1,470,636
Viacom, Inc.,
Sr. Unsec’d. Notes
2.200%	04/01/19		950	936,473
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
4.125%	06/01/44		200	209,785

				18,147,512

Metals & Mining — 0.2%
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24		615	651,758
Anglo American Capital PLC (United Kingdom),
Gtd. Notes, 144A
1.181%(c)	04/15/16		1,000	1,001,006
4.125%	04/15/21	(a)	970	973,259
4.125%	09/27/22		500	495,115
Corp Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	11/03/21		1,181	1,212,896
Freeport-McMoRan Copper & Gold, Inc.,
Gtd. Notes
5.450%	03/15/43	(a)	1,442	1,363,518
Sr. Unsec’d. Notes
3.550%	03/01/22		720	680,480
Freeport-McMoRan, Inc.,
Gtd. Notes
2.300%	11/14/17		760	760,912

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Metals & Mining (continued)
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
3.750%	09/20/21		1,500	$1,541,702
Teck Resources Ltd. (Canada),
Gtd. Notes
3.000%	03/01/19		700	682,289

				9,362,935

Multiline Retail
Target Corp.,
Sr. Unsec’d. Notes
2.300%	06/26/19	(a)	1,500	1,518,450

Multi-Utilities — 0.3%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
1.100%	05/15/17		1,000	989,793
5.150%	11/15/43		380	429,980
6.125%	04/01/36		675	848,025
Sr. Unsec’d. Notes, 144A
2.400%	02/01/20		710	706,909
4.500%	02/01/45		296	309,719
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/44		200	216,294
Dominion Resources, Inc.,
Jr. Sub. Notes
7.500%(c)	06/30/66		4,346	4,585,030
Sr. Unsec’d. Notes
1.250%	03/15/17		1,000	996,219
NiSource Finance Corp.,
Gtd. Notes
4.800%	02/15/44		423	450,683
PG&E Corp.,
Sr. Unsec’d. Notes
2.400%	03/01/19		163	163,247
Puget Energy, Inc.,
Sr. Sec’d. Notes
5.625%	07/15/22		1,500	1,735,692
6.500%	12/15/20		50	58,759
Sempra Energy,
Sr. Unsec’d. Notes
3.550%	06/15/24		150	151,393
4.050%	12/01/23		395	417,875
6.150%	06/15/18		2,000	2,266,612
6.500%	06/01/16		1,672	1,795,511

				16,121,741

Oil, Gas & Consumable Fuels — 1.2%
American Energy-Permian Basin LLC/AEPB Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.732%(c)	08/01/19		500	367,500
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.950%	09/15/16		3,337	3,568,521
6.375%	09/15/17		2,498	2,777,281
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24		560	556,745

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.535%	11/04/24	(a)	250	$248,577
3.561%	11/01/21	(a)	1,500	1,532,537
3.814%	02/10/24		1,700	1,711,033
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.800%	04/15/24	(a)	517	508,091
3.900%	02/01/25		1,209	1,191,791
Chesapeake Energy Corp.,
Gtd. Notes
3.481%(c)	04/15/19		260	254,800
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39		115	152,794
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24		1,400	1,252,363
DCP Midstream LLC,
Jr. Sub. Notes, 144A
5.850%(c)	05/21/43		2,994	2,904,180
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21		216	214,465
5.350%	03/15/20		1,435	1,501,924
DCP Midstream Operating LP,
Gtd. Notes
2.700%	04/01/19		379	371,001
5.600%	04/01/44		894	914,001
Devon Energy Corp.,
Sr. Unsec’d. Notes
2.250%	12/15/18		1,500	1,494,594
El Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
5.000%	10/01/21		928	976,005
Enable Midstream Partners LP,
Gtd. Notes, 144A
2.400%	05/15/19		446	433,780
5.000%	05/15/44		200	188,396
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
0.684%(c)	06/02/17		1,000	995,674
3.500%	06/10/24		600	563,608
4.500%	06/10/44		250	215,841
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
2.700%	04/01/19		700	689,319
Enterprise Products Operating LLC,
Gtd. Notes
2.550%	10/15/19	(a)	308	304,899
5.100%	02/15/45		404	434,377
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.950%	02/15/18		607	670,130
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19	(a)	470	466,263
5.300%	12/01/34		243	246,659

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Nabors Industries, Inc.,
Gtd. Notes
2.350%	09/15/16		3,454	$3,416,483
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44	(a)	1,050	1,037,849
Northern Tier Energy LLC/Northern Tier Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	11/15/20		385	388,850
Petrobras Global Finance BV (Brazil),
Gtd. Notes
3.000%	01/15/19	(a)	916	809,808
3.250%	03/17/17		470	442,975
4.375%	05/20/23		530	455,842
4.875%	03/17/20		552	516,402
5.625%	05/20/43		500	407,625
7.250%	03/17/44	(a)	1,005	992,437
Petrobras International Finance Co. (Brazil),
Gtd. Notes
5.375%	01/27/21	(a)	1,460	1,352,792
7.875%	03/15/19		1,000	1,052,370
Petrofac Ltd. (United Kingdom),
Gtd. Notes, 144A
3.400%	10/10/18	(a)	1,392	1,373,253
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	(a)	1,140	1,194,047
5.500%	06/27/44		1,939	1,977,780
6.000%	03/05/20	(a)	1,000	1,122,500
6.375%	01/23/45		424	480,180
Phillips 66,
Gtd. Notes
2.950%	05/01/17	(a)	1,974	2,038,714
4.650%	11/15/34	(a)	135	138,375
4.875%	11/15/44		1,241	1,270,221
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
2.600%	12/15/19		608	603,774
4.900%	02/15/45		100	101,625
5.150%	06/01/42		392	409,818
Southeast Supply Header LLC,
Sr. Unsec’d. Notes, 144A
4.250%	06/15/24		1,121	1,136,031
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
5.950%	09/25/43		250	296,742
Talisman Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	05/15/42		755	712,665
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.625%	03/01/34		815	826,835
Western Gas Partners LP,
Sr. Unsec’d. Notes
2.600%	08/15/18		700	702,437
4.000%	07/01/22	(a)	1,623	1,645,076
5.375%	06/01/21		321	352,181
5.450%	04/01/44		400	421,237

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23		438	$393,362
4.550%	06/24/24	(a)	860	799,784
5.750%	06/24/44		1,385	1,204,752
Williams Partners LP,
Sr. Unsec’d. Notes
3.350%	08/15/22		1,786	1,706,048
4.300%	03/04/24		710	708,695
5.400%	03/04/44		500	489,499

				60,686,213

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.750%	11/06/17		1,748	1,751,798
Actavis Funding SCS,
Gtd. Notes
2.450%	06/15/19		750	737,210
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24		1,000	1,029,575
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16		2,866	2,946,085
Perrigo Finance PLC,
Gtd. Notes
3.500%	12/15/21		293	296,418
3.900%	12/15/24		200	203,658
4.900%	12/15/44		231	244,786
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A
7.000%	03/01/39		100	145,265

				7,354,795

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20		315	311,988
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
3.625%	10/01/20		1,370	1,424,925
Sr. Unsec’d. Notes, MTN
4.200%	12/15/23		756	798,637
BioMed Realty LP,
Gtd. Notes
2.625%	05/01/19		654	653,426
4.250%	07/15/22		141	146,149
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	(a)	1,190	1,235,312
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	02/15/23		990	998,411
Camden Property Trust,
Sr. Unsec’d. Notes
4.250%	01/15/24		929	977,412

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21	1,500	$1,516,584
7.500%	04/01/17	750	840,287
Duke Realty LP,
Gtd. Notes
3.875%	02/15/21	940	976,311
ERP Operating LP,
Sr. Unsec’d. Notes
3.000%	04/15/23	1,500	1,462,938
4.500%	07/01/44	210	218,860
Essex Portfolio LP,
Gtd. Notes
3.875%	05/01/24	470	478,323
5.500%	03/15/17	420	454,836
HCP, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24	750	761,863
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
4.700%	09/15/17	650	698,392
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21	1,000	998,191
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.200%	05/01/21	710	719,645
Lexington Realty Trust,
Gtd. Notes
4.400%	06/15/24	513	518,663
Liberty Property LP,
Sr. Unsec’d. Notes
4.400%	02/15/24	2,440	2,559,919
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
4.500%	04/18/22	1,500	1,510,425
7.750%	08/15/19	1,548	1,830,447
Mid-America Apartments LP,
Sr. Unsec’d. Notes
4.300%	10/15/23	940	989,065
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.950%	04/01/24	481	500,547
Gtd. Notes, 144A
4.500%	01/15/25	490	485,002
Piedmont Operating Partnership LP,
Gtd. Notes
4.450%	03/15/24	650	668,161
PPF Funding, Inc.,
Bonds, 144A
5.625%	01/15/17	819	865,436
Regency Centers LP,
Gtd. Notes
3.750%	06/15/24	928	944,369
Simon Property Group LP,
Sr. Unsec’d. Notes
2.200%	02/01/19	1,900	1,910,007
4.750%	03/15/42	393	433,478

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
UDR, Inc.,
Gtd. Notes
3.700%	10/01/20		1,000	$1,036,660
Ventas Realty LP,
Gtd. Notes
1.250%	04/17/17		713	706,360
3.750%	05/01/24		600	603,953
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.250%	08/15/22		990	976,989

				32,211,971

Real Estate Management & Development
Duke Realty LP,
Sr. Unsec’d. Notes
3.750%	12/01/24		96	97,134
Post Apartment Homes LP,
Sr. Unsec’d. Notes
3.375%	12/01/22		1,000	985,375
Tanger Properties LP,
Sr. Unsec’d. Notes
3.750%	12/01/24		790	796,124

				1,878,633

Road & Rail
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.450%	03/15/43		419	437,748
4.900%	04/01/44		400	449,736
CSX Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/44		447	442,801

				1,330,285

Semiconductors & Semiconductor Equipment
Intel Corp.,
Sr. Unsec’d. Notes
4.250%	12/15/42		437	450,377

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.500%	10/01/40		1,000	1,108,020
4.875%	12/15/43		385	453,172
Oracle Corp.,
Sr. Unsec’d. Notes
1.200%	10/15/17		1,423	1,417,936
3.400%	07/08/24		1,500	1,533,108
5.375%	07/15/40		365	437,857

				4,950,093

Specialty Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.700%	04/15/22		2,066	2,124,766
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.400%	03/15/45		150	163,937
5.875%	12/16/36	(a)	336	438,815

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Specialty Retail (continued)
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
2.750%	06/15/21		721	$725,508

				3,453,026

Tobacco — 0.1%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22		1,745	1,695,610
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	08/21/17	(a)	1,425	1,418,999
Reynolds American, Inc.,
Gtd. Notes
3.250%	11/01/22		1,747	1,701,651
4.750%	11/01/42	(a)	898	871,555

				5,687,815

Trading Companies & Distributors — 0.1%
Air Lease Corp.,
Sr. Unsec’d. Notes
2.125%	01/15/18	(a)	765	751,613
3.875%	04/01/21	(a)	2,470	2,482,350

				3,233,963

Wireless Telecommunication Services
FairPoint Communications, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	08/15/19		65	65,325
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.100%	10/01/23	(a)	914	960,285

				1,025,610

TOTAL CORPORATE BONDS (cost $453,953,706)				459,660,965

FOREIGN GOVERNMENT BONDS — 0.2%
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes
4.000%	04/14/19	(a)	1,200	1,182,000
Sr. Unsec’d. Notes, 144A
5.750%	09/26/23		400	412,000
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.000%	01/27/45		351	343,980
5.625%	01/07/41		186	200,415
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
5.550%	01/21/45	(a)	788	916,050
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		884	921,570
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
2.750%	06/15/18		4,357	4,523,067

TOTAL FOREIGN GOVERNMENT BONDS (cost $8,320,042)				8,499,082

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS — 0.2%
California — 0.1%
State of California,
General Obligation Unlimited
7.500%	04/01/34	1,000	$1,496,500
7.550%	04/01/39	1,975	3,044,344
7.600%	11/01/40	1,415	2,240,072

			6,780,916

Illinois — 0.1%
City of Chicago,
General Obligation Unlimited
6.314%	01/01/44	1,305	1,376,527
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33	1,925	1,920,900
5.877%	03/01/19	1,060	1,174,947

			4,472,374

New York
Metropolitan Transportation Authority,
Revenue Bonds
6.668%	11/15/39	1,095	1,506,359
Port Authority of New York & New Jersey,
Revenue Bonds
5.647%	11/01/40	200	245,228

			1,751,587

TOTAL MUNICIPAL BONDS (cost $12,025,610)			13,004,877

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.9%
BCAP LLC Trust,
Series 2010-RR7, Class 1A1, 144A
4.834%(c)	04/26/35	331	330,521
Series 2010-RR11, Class 6A1, 144A
4.479%(c)	03/27/36	3,184	3,166,790
CAM Mortgage Trust,
Series 2014-2, Class A, 144A
2.600%(c)	05/15/48	1,824	1,824,038
Citigroup Mortgage Loan Trust,
Series 2014-8, Class 2A1, 144A
3.450%(c)	06/27/37	3,491	3,523,582
Credit Suisse Mortgage Capital Certificates,
Series 2010-15R, Class 7A3, 144A
1.009%(c)	10/26/37	1,561	1,547,813
Series 2011-17R, Class 2A1, 144A
3.400%(c)	12/27/37	584	589,937
Series 2014-3R, Class 2A1, 144A
0.870%(c)	05/27/37	1,882	1,785,057
Fannie Mae REMICS,
Series 2005-47, Class SW, IO
6.551%(c)	06/25/35	4,354	856,401
Series 2006-116, Class SG, IO
6.471%(c)	12/25/36	3,827	571,155
Series 2007-40, Class SE, IO
6.271%(c)	05/25/37	2,435	303,728
Series 2012-67, Class AI, IO
4.500%	07/25/27	1,810	204,972

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac REMICS,
Series 2014-3115, Class SM, IO
6.439%(c)	02/15/36	3,249	$419,131
Series 2014-4302, Class DA
3.000%	07/15/39	4,321	4,431,694
Government National Mortgage Assoc.,
Series 2011-H05, Class FB
0.652%(c)	12/20/60	1,628	1,622,573
Series 2013-124, Class ES
8.457%(c)	04/20/39	608	693,269
Series 2013-124, Class ST
8.579%(c)	08/20/39	1,143	1,299,662
Series 2014-H03, Class FA
0.756%(c)	01/20/64	8,165	8,178,836
Morgan Stanley Re-REMIC Trust,
Series 2010-R6, Class 1A, 144A
2.610%(c)	02/26/37	3,692	3,749,942
RBSSP Resecuritization Trust,
Series 2010-2, Class 11A1, 144A
4.960%(c)	07/26/45	3,149	3,207,537
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-S8, Class 2A2
5.250%	01/25/18	1,756	1,779,896
Wells Fargo Mortgage-Backed Securities 2005-AR10 Trust,
Series 2005-AR10, Class 2A15
2.614%(c)	06/25/35	2,823	2,868,958

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $43,179,789)			42,955,492

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.9%
Federal Home Loan Bank
0.875%	05/24/17	215	214,604
Federal Home Loan Mortgage Corp.
0.500%	04/17/15-05/13/16	4,101	4,103,484
0.875%	02/22/17	2,176	2,179,527
1.250%	10/02/19	1,504	1,471,470
2.400%(c)	10/01/42	1,591	1,658,613
3.000%	10/01/43	10,164	10,283,881
3.133%(c)	02/01/41	879	922,779
3.222%(c)	12/01/40	806	848,189
3.298%(c)	07/01/41	1,692	1,774,595
3.417%(c)	12/01/40	1,445	1,534,488
3.500%	04/01/43	3,798	3,952,826
3.500%	TBA	13,800	14,348,765
4.000%	10/01/43-11/01/43	12,785	13,704,765
4.500%	03/01/41-04/01/41	482	523,471
6.250%	07/15/32	530	774,666
Federal National Mortgage Assoc.
0.500%	05/27/15-03/30/16	4,097	4,109,857
1.125%	04/27/17	2,362	2,375,175
1.750%	11/26/19(a)	24,159	24,173,495
2.500%	01/01/28-08/01/43	3,371	3,329,346
2.500%	TBA	20,400	20,769,750
2.543%(c)	11/01/43	4,482	4,594,141
2.691%(c)	02/01/42	688	718,776

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.771%(c)	01/01/42	1,249	$1,297,052
3.000%	10/01/42-03/20/44	28,402	28,773,380
3.000%	TBA	15,200	15,375,750
3.000%	TBA	5,300	5,508,895
3.166%(c)	01/01/44	4,471	4,666,028
3.363%(c)	12/01/40	954	1,010,555
3.454%(c)	10/01/40	713	755,352
3.472%(c)	12/01/40	1,685	1,790,646
3.500%	10/01/25-08/01/43	27,358	28,624,625
3.500%	TBA	1,700	1,772,117
3.500%	TBA	1,200	1,267,687
4.000%	09/01/40-01/01/44	32,573	34,988,331
4.000%	TBA	8,000	8,538,032
4.000%	TBA	3,300	3,512,914
4.500%	07/01/25-08/01/44	23,969	26,036,011
4.500%	TBA	1,300	1,411,109
5.000%	10/01/41	3,275	3,624,159
5.000%	TBA	3,800	4,198,332
5.500%	11/01/29-04/01/39	23,002	25,907,023
6.500%	10/01/37	2,343	2,668,816
7.250%	05/15/30	787	1,224,906
Government National Mortgage Assoc.
3.000%	06/20/42-07/20/44	2,822	2,889,297
3.000%	TBA	500	511,313
3.500%	07/20/42-08/20/43	15,654	16,455,064
3.500%	TBA	8,300	8,712,407
4.000%	09/20/40-03/20/41	11,998	12,908,871
4.000%	TBA	9,000	9,649,582
4.500%	08/15/39-08/20/41	8,110	8,879,753
4.500%	TBA	2,900	3,168,590
4.500%	06/15/40(h)	2,101	2,302,333
5.000%	11/15/33-06/15/40	1,010	1,116,230
6.000%	05/15/40	1,593	1,800,680

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $383,805,172)			389,712,503

U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bonds
3.000%	11/15/44	5,810	6,105,950
3.125%	08/15/44(a)	13,696	14,744,594
3.375%	05/15/44	687	773,412
3.625%	08/15/43-02/15/44	14,866	17,493,020
3.750%	11/15/43	9,430	11,335,888
4.375%	02/15/38	3,855	5,044,329
4.500%	02/15/36	5,352	7,138,647
6.125%	11/15/27	2,056	2,924,660
U.S. Treasury Notes
0.250%	07/31/15	17,000	17,011,951
0.500%	09/30/16	4	3,995
0.625%	07/15/16-08/31/17	32,540	32,525,868
0.750%	01/15/17-02/28/18	48,377	48,281,713
0.875%	09/15/16-01/31/18	58,203	58,330,663
1.000%	12/15/17-05/31/18	18,000	17,940,183
1.375%	06/30/18-07/31/18	14,394	14,415,532
1.500%	08/31/18-12/31/18	13,000	13,029,471
1.625%	04/30/19-12/31/19	34,050	34,119,189
1.750%	09/30/19	4	4,023
2.000%	11/30/20	9,272	9,353,130

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
2.125%	01/31/21-12/31/21	21,398	$21,664,777
2.250%	03/31/21-11/15/24	42,814	43,608,436
2.375%	12/31/20-08/15/24	25,484	26,039,248
2.500%	08/15/23	2,749	2,837,268
2.750%	11/15/23-02/15/24	9,563	10,066,344

TOTAL U.S. TREASURY OBLIGATIONS (cost $406,215,922)			414,792,291

TOTAL LONG-TERM INVESTMENTS (cost $4,442,734,323)			4,568,140,255

		Shares
SHORT-TERM INVESTMENTS — 13.0%
AFFILIATED MONEY MARKET MUTUAL FUND — 12.7%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $625,035,985; includes $175,124,681 of cash collateral for securities on loan)(b)(w) (Note 4)		625,035,985	625,035,985

		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.3%
U.S. Treasury Bills
0.019%	01/15/15	3,760	3,759,979
0.020%	02/12/15	7,870	7,869,912
0.025%	01/22/15	30	30,000
0.026%	01/15/15	90	89,999
0.032%	03/19/15	740	739,969
0.033%	03/19/15	1,950	1,949,918
0.040%	03/26/15	580	579,977

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,019,548)			15,019,754

TOTAL SHORT-TERM INVESTMENTS (cost $640,055,533)			640,055,739

TOTAL INVESTMENTS — 105.7% (cost $5,082,789,856)			5,208,195,994
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.7)%			(278,965,212)

NET ASSETS — 100.0%			$4,929,230,782

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $170,478,825; cash collateral of $175,124,681 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.
(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2014.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Long Position:
3,098	S&P 500 E-Mini	Mar. 2015	$312,741,740	$317,916,760	$5,175,020

(1)	U.S. Treasury Securities with a combined market value of $15,015,754 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts as of December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
19,600	03/18/17	1.250%	3 month LIBOR(2)	$(76,891)	$(72,555)	$4,336
1,400	03/18/18	1.500%	3 month LIBOR(2)	(2,993)	(2,562)	431
1,200	03/18/25	3.000%	3 month LIBOR(1)	75,961	71,105	(4,856)
3,200	03/18/45	3.500%	3 month LIBOR(2)	(503,565)	(528,970)	(25,405)

				$(507,488)	$(532,982)	$(25,494)

U.S. Government Agency Security with a market value of $388,733 have been segregated with Morgan Stanley to cover requirements for open contracts as of December 31, 2014.

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments.

These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,709,991,472	$1,232,033,172	$—
Exchange Traded Funds	5,702,167	—	—
Preferred Stocks	1,771,596	11,355,526	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	57,857,617	—
Residential Mortgage-Backed Securities	—	11,235,169	3,116,137
Bank Loans	—	99,379,557	—
Commercial Mortgage-Backed Securities	—	107,072,632	—
Corporate Bonds	—	459,660,965	—
Foreign Government Bonds	—	8,499,082	—
Municipal Bonds	—	13,004,877	—
Residential Mortgage-Backed Securities	—	42,955,492	—
U.S. Government Agency Obligations	—	389,712,503	—
U.S. Treasury Obligations	—	429,812,045	—
Affiliated Money Market Mutual Fund	625,035,985	—	—
Other Financial Instruments*
Futures	5,175,020	—	—
Exchange-traded Interest Rate Swaps	—	(25,494)	—

Total	$2,347,676,240	$2,862,553,143	$3,116,137

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (3.6% represents investments purchased with collateral from securities on loan)	12.7%
U.S. Treasury Obligations	8.7
U.S. Government Agency Obligations	7.9
Banks	6.9
Pharmaceuticals	4.5
Oil, Gas & Consumable Fuels	3.8
Insurance	2.8
Food Products	2.7
Real Estate Investment Trusts (REITs)	2.7
Health Care Providers & Services	2.4
Commercial Mortgage-Backed Securities	2.2
Diversified Telecommunication Services	2.1
Electric Utilities	2.1
Capital Markets	1.7
Food & Staples Retailing	1.7
Media	1.7
Specialty Retail	1.7
Beverages	1.7
Diversified Financial Services	1.6
IT Services	1.6
Software	1.6
Chemicals	1.5
Multi-Utilities	1.4
Technology Hardware, Storage & Peripherals	1.4
Aerospace & Defense	1.4
Hotels, Restaurants & Leisure	1.4
Wireless Telecommunication Services	1.2
Automobiles	1.2
Non-Residential Mortgage-Backed Securities	1.2
Residential Mortgage-Backed Securities	1.2
Metals & Mining	1.1
Internet Software & Services	1.0
Machinery	1.0
Semiconductors & Semiconductor Equipment	0.8
Health Care Equipment & Supplies	0.8
Tobacco	0.8

Biotechnology	0.7%
Electronic Equipment, Instruments & Components	0.7
Textiles, Apparel & Luxury Goods	0.7
Auto Components	0.6
Commercial Services & Supplies	0.6
Communications Equipment	0.6
Electrical Equipment	0.6
Multiline Retail	0.6
Personal Products	0.6
Professional Services	0.6
Real Estate Management & Development	0.6
Road & Rail	0.6
Trading Companies & Distributors	0.6
Airlines	0.5
Energy Equipment & Services	0.5
Household Durables	0.5
Household Products	0.5
Containers & Packaging	0.4
Industrial Conglomerates	0.4
Building Products	0.2
Construction Materials	0.2
Consumer Finance	0.2
Diversified Consumer Services	0.2
Foreign Government Bonds	0.2
Independent Power & Renewable Electricity Producers	0.2
Life Sciences Tools & Services	0.2
Municipal Bonds	0.2
Thrifts & Mortgage Finance	0.2
Construction & Engineering	0.1
Exchange Traded Funds	0.1
Gas Utilities	0.1
Internet & Catalog Retail	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Transportation Infrastructure	0.1
Water Utilities	0.1

105.7
Liabilities in excess of other assets	(5.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin swaps	$4,767	*	Due from/to broker — variation margin swaps	$30,261	*
Equity contracts	Due from/to broker — variation margin futures	5,175,020	*	—	—

Total		$5,179,787			$30,261

*	Includes cumulative appreciation/depreciation reported in the schedule of open futures contracts and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$5,321,326	$(746,296)	$—	$4,575,030
Foreign exchange contracts	—	—	—	11,383	11,383
Equity contracts	1,306,830	20,291,503	—	—	21,598,333

Total	$1,306,830	$25,612,829	$(746,296)	$11,383	$26,184,746

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$(1,025,187)	$(25,494)	$(1,050,681)
Equity contracts			(2,013,343)	—	(2,013,343)

Total			$(3,038,530)	$(25,494)	$(3,064,024)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Interest Rate Swap Agreements(2)
$261,261,667	$16,005,366	$19,013,200

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $170,478,825:
Unaffiliated investments (cost $4,457,753,871)	$4,583,160,009
Affiliated investments (cost $625,035,985)	625,035,985
Cash	33,144
Foreign currency, at value (cost $22,118)	22,186
Receivable for investments sold	103,878,814
Dividends and interest receivable	11,512,819
Tax reclaim receivable	3,486,837
Receivable for fund share sold	343,669
Prepaid expenses	40,333

Total Assets	5,327,513,796

LIABILITIES:
Payable for investments purchased	217,596,792
Payable to broker for collateral for securities on loan	175,124,681
Due to broker-variation margin futures	3,764,070
Advisory fees payable	1,008,684
Accrued expenses and other liabilities	444,221
Payable for fund share repurchased	257,869
Distribution fee payable	81,639
Due to broker-variation margin swaps	4,008
Foreign withholding taxes payable	689
Affiliated transfer agent fee payable	361

Total Liabilities	398,283,014

NET ASSETS	$4,929,230,782

Net assets were comprised of:
Paid-in capital	$4,021,107,896
Retained earnings	908,122,886

Net assets, December 31, 2014	$4,929,230,782

Net asset value and redemption price per share, $4,929,230,782 / 407,027,688 outstanding shares of beneficial interest	$12.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $3,779,678 foreign withholding tax)	$71,409,712
Interest income	39,926,393
Affiliated income from securities lending, net	905,525
Affiliated dividend income	626,334

112,867,964

EXPENSES
Advisory fees	40,248,431
Distribution fee	4,971,054
Custodian and accounting fees	1,185,000
Insurance expenses	62,000
Trustees’ fees	50,000
Audit fee	46,000
Legal fees and expenses	20,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Commitment fee on syndicated credit agreement	6,000
Shareholders’ reports	6,000
Loan interest expense	972
Miscellaneous	62,030

Total expenses	46,665,487
Less: advisory fee waivers and/or expense reimbursement	(5,733,420)

Net expenses	40,932,067

NET INVESTMENT INCOME	71,935,897

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	438,177,086
Futures transactions	25,612,829
Short sales transactions	(141,684)
Swap agreements transactions	(746,296)
Foreign currency transactions	(762,363)

462,139,572

Net change in unrealized appreciation (depreciation) on:
Investments	(377,585,716)
Futures	(3,038,530)
Swap agreements	(25,494)
Foreign currencies	(271,357)

(380,921,097)

NET GAIN ON INVESTMENTS	81,218,475

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,154,372

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$71,935,897	$82,607,777
Net realized gain on investment and foreign currency transactions	462,139,572	166,975,932
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(380,921,097)	380,013,352

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	153,154,372	629,597,061

FUND SHARE TRANSACTIONS:
Fund share sold [7,625,754 and 62,647,022 shares, respectively]	89,887,446	670,915,220
Fund share repurchased [29,146,044 and 35,952,379 shares, respectively]	(343,785,876)	(383,192,557)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(253,898,430)	287,722,663

TOTAL INCREASE (DECREASE) IN NET ASSETS	(100,744,058)	917,319,724
NET ASSETS:
Beginning of year	5,029,974,840	4,112,655,116

End of year	$4,929,230,782	$5,029,974,840

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.8%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
AST Franklin Templeton Founding Funds Allocation Portfolio*	50,840,684	$709,735,953
AST Templeton Global Bond Portfolio*	22,064,252	238,955,846

TOTAL LONG-TERM INVESTMENTS (cost $911,130,161)(w)		948,691,799

SHORT-TERM INVESTMENT — 0.2%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $2,052,273)(w) (Note 4)	2,052,273	$2,052,273

TOTAL INVESTMENTS — 100.0% (cost $913,182,434)		950,744,072
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(42,007)

NET ASSETS — 100.0%		$950,702,065

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$950,744,072	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Investment Type
Affiliated Mutual Funds	99.8%
Affiliated Money Market Mutual Fund	0.2

100.0
Liabilities in excess of other assets	— *

100.0%

*	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Affiliated investments (cost $913,182,434)	$950,744,072
Receivable for fund share sold	838,582
Dividends and interest receivable	286
Prepaid expenses	470

Total Assets	951,583,410

LIABILITIES:
Payable for investments purchased	668,048
Payable for fund share repurchased	166,942
Accrued expenses and other liabilities	44,424
Advisory fees payable	1,570
Affiliated transfer agent fee payable	361

Total Liabilities	881,345

NET ASSETS	$950,702,065

Net assets were comprised of:
Paid-in capital	$912,806,196
Retained earnings	37,895,869

Net assets, December 31, 2014	$950,702,065

Net asset value and redemption price per share, $950,702,065 / 84,741,892 outstanding shares of beneficial interest	$11.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Affiliated dividend income	$893
Interest income	3

896

EXPENSES
Advisory fees	155,009
Custodian and accounting fees	69,000
Audit fee	28,000
Trustees’ fees	15,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	1,000
Miscellaneous	7,118

Total expenses	301,127

NET INVESTMENT LOSS	(300,231)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions (including affiliated $945,176)	945,176
Net change in unrealized appreciation (depreciation) on investments (including affiliated $9,836,553)	9,836,553

NET GAIN ON INVESTMENTS	10,781,729

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,481,498

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	April 29, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(300,231)	$(134,528)
Net realized gain (loss) on investment transactions	945,176	(176,186)
Net change in unrealized appreciation (depreciation) on investments	9,836,553	27,725,085

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,481,498	27,414,371

FUND SHARE TRANSACTIONS:
Fund share sold [42,894,565 and 45,896,551 shares, respectively]	483,019,211	473,993,281
Fund share repurchased [3,359,452 and 689,772 shares, respectively]	(37,432,439)	(6,773,857)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	445,586,772	467,219,424

TOTAL INCREASE IN NET ASSETS	456,068,270	494,633,795
NET ASSETS:
Beginning of period	494,633,795	—

End of period	$950,702,065	$494,633,795

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 82.4%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS — 14.9%
AST Western Asset Core Plus Bond Portfolio*	104,010	$1,178,437
AST Western Asset Emerging Markets Debt Portfolio*	24,182	235,288

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,413,000)(w)		1,413,725

COMMON STOCKS — 64.7%
Aerospace & Defense — 0.5%
Engility Holdings, Inc.*	15	642
L-3 Communications Holdings, Inc.	112	14,135
Lockheed Martin Corp.	90	17,331
Northrop Grumman Corp.	131	19,308

		51,416

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	229	17,150

Auto Components — 0.2%
Cheng Shin Rubber Industry Co. Ltd. (Taiwan)	2,000	4,694
Cooper Tire & Rubber Co.	311	10,776
Hyundai Mobis Co. Ltd. (South Korea)*	21	4,493
Visteon Corp.*	11	1,175

		21,138

Automobiles — 0.2%
Astra International Tbk PT (Indonesia)	7,200	4,294
Ford Motor Co.	962	14,911
Kia Motors Corp. (South Korea)*	83	3,944

		23,149

Banks — 3.0%
Banco do Brasil SA (Brazil)	300	2,683
Banco Santander SA (Spain)	2,032	17,055
Bank Negara Indonesia Persero Tbk PT (Indonesia)	8,500	4,165
Bank of China Ltd. (China) (Class H Stock)	31,000	17,399
Bank Pekao SA (Poland)	75	3,769
Barclays Africa Group Ltd. (South Africa)	202	3,159
Bendigo & Adelaide Bank Ltd. (Australia)	1,323	13,756
Cardinal Financial Corp.	419	8,309
Central Pacific Financial Corp.	426	9,159
China Construction Bank Corp. (China) (Class H Stock)	18,000	14,702
China Minsheng Banking Corp Ltd. (China) (Class H Stock)	15,500	20,264
CIMB Group Holdings Bhd (Malaysia)	2,800	4,444
CIT Group, Inc.	58	2,774
Commonwealth Bank of Australia (Australia)	178	12,367
First Financial Holding Co. Ltd. (Taiwan)	8,000	4,691
Gunma Bank Ltd. (The) (Japan)	2,000	12,979
HSBC Holdings PLC (United Kingdom)	1,271	12,011
KeyCorp.	360	5,004
Malayan Banking Bhd (Malaysia)	1,600	4,190
Mega Financial Holding Co. Ltd. (Taiwan)	7,000	5,400
National Bank of Canada (Canada)	500	21,277
OFG Bancorp	669	11,139
Oversea-Chinese Banking Corp. Ltd. (Singapore)	2,000	15,736
Public Bank Bhd (Malaysia)	700	3,657

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Southside Bancshares, Inc.	312	$9,020
State Bank Financial Corp.	538	10,749
Toronto-Dominion Bank (The) (Canada)	500	23,890
Union Bankshares Corp.	435	10,475

		284,223

Beverages — 0.5%
AMBEV SA (Brazil)	600	3,690
Coca-Cola Co. (The)	339	14,313
Coca-Cola Enterprises, Inc.	108	4,776
Dr. Pepper Snapple Group, Inc.	209	14,981
PepsiCo, Inc.	153	14,468

		52,228

Biotechnology — 1.2%
Agios Pharmaceuticals, Inc.*	10	1,120
Alkermes PLC*	57	3,338
Amgen, Inc.	219	34,885
Biogen Idec, Inc.*	113	38,358
ImmunoGen, Inc.*	184	1,122
Isis Pharmaceuticals, Inc.*	116	7,162
PDL BioPharma, Inc.	1,284	9,900
ProQR Therapeutics NV (Netherlands)*	40	867
Vertex Pharmaceuticals, Inc.*	123	14,612

		111,364

Capital Markets — 0.9%
Ameriprise Financial, Inc.	111	14,680
Arlington Asset Investment Corp. (Class A Stock)	294	7,823
Cohen & Steers, Inc.	81	3,408
Coronation Fund Managers Ltd. (South Africa)	438	4,335
Goldman Sachs Group, Inc. (The)	179	34,696
Invesco Ltd.	52	2,055
State Street Corp.	243	19,075

		86,072

Chemicals — 0.7%
Albemarle Corp.	22	1,323
CF Industries Holdings, Inc.	28	7,631
Givaudan SA (Switzerland)*	7	12,557
Innophos Holdings, Inc.	183	10,696
LyondellBasell Industries NV (Class A Stock)	168	13,338
Petronas Chemicals Group Bhd (Malaysia)	2,500	3,888
Stepan Co.	236	9,459
Tronox Ltd. (Class A Stock)	424	10,125

		69,017

Commercial Services & Supplies — 1.1%
ADT Corp. (The)	348	12,608
Covanta Holding Corp.	619	13,624
Matthews International Corp. (Class A Stock)	217	10,561
Republic Services, Inc.	421	16,945
Tyco International PLC	358	15,702
Waste Connections, Inc.	371	16,320
Waste Management, Inc.	338	17,346

		103,106

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment — 0.8%
ARRIS Group, Inc.*	63	$1,902
Brocade Communications Systems, Inc.	153	1,812
Cisco Systems, Inc.	607	16,884
Juniper Networks, Inc.	946	21,115
Motorola Solutions, Inc.	230	15,428
VTech Holdings Ltd. (Hong Kong)	1,300	18,642

		75,783

Construction & Engineering — 0.1%
Fluor Corp.	158	9,580

Construction Materials — 0.2%
Asia Cement Corp. (Taiwan)	4,000	4,926
Indocement Tunggal Prakarsa Tbk PT (Indonesia)	1,600	3,228
Semen Indonesia Persero Tbk PT (Indonesia)	3,000	3,917
Taiwan Cement Corp. (Taiwan)	4,000	5,468

		17,539

Consumer Finance — 0.4%
Capital One Financial Corp.	122	10,071
Discover Financial Services	195	12,771
Navient Corp.	239	5,165
Nelnet, Inc. (Class A Stock)	178	8,247

		36,254

Containers & Packaging
MeadWestvaco Corp.	24	1,065

Distributors — 0.1%
Core-Mark Holding Co., Inc.	171	10,590

Diversified Consumer Services — 0.2%
Ascent Capital Group, Inc. (Class A Stock)*	7	371
Benesse Holdings, Inc. (Japan)	500	14,836
Graham Holdings Co. (Class B Stock)	1	864

		16,071

Diversified Financial Services
Voya Financial, Inc.	23	975

Diversified Telecommunication Services — 2.8%
AT&T, Inc.	1,112	37,352
BCE, Inc. (Canada)	400	18,344
Belgacom SA (Belgium)	352	12,772
Bezeq Israeli Telecommunication Corp. Ltd. (Israel)	9,304	16,504
CenturyLink, Inc.	432	17,099
Chunghwa Telecom Co. Ltd. (Taiwan)	2,000	5,928
Elisa OYJ (Finland)	403	11,000
HKT Trust and HKT Ltd. (Hong Kong)	12,000	15,629
KT Corp. (South Korea)*	135	3,817
Lumos Networks Corp.	614	10,328
Nippon Telegraph & Telephone Corp. (Japan)	300	15,325
Orange SA (France)	781	13,282
PCCW Ltd. (Hong Kong)	22,000	14,980
Singapore Telecommunications Ltd. (Singapore)	6,000	17,612
Swisscom AG (Switzerland)	22	11,544
TDC A/S (Denmark)	1,629	12,424
Telefonica Deutschland Holding AG (Germany)*	2,269	12,025

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Telekom Malaysia Bhd (Malaysia)	1,800	$3,534
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	17,200	3,953
Verizon Communications, Inc.	354	16,560

		270,012

Electric Utilities — 2.8%
American Electric Power Co., Inc.	263	15,969
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	3,000	22,061
Chugoku Electric Power Co., Inc. (The) (Japan)	1,000	13,074
CLP Holdings Ltd. (Hong Kong)	2,000	17,319
Duke Energy Corp.	190	15,873
El Paso Electric Co.	268	10,736
Entergy Corp.	185	16,184
Hokuriku Electric Power Co. (Japan)	900	11,493
IDACORP, Inc.	133	8,803
Korea Electric Power Corp. (South Korea)*	100	3,853
NextEra Energy, Inc.	145	15,412
Northeast Utilities	302	16,163
PGE SA (Poland)	600	3,172
PNM Resources, Inc.	280	8,296
Power Assets Holdings Ltd. (Hong Kong)	2,000	19,336
Southern Co. (The)	320	15,715
Spark Infrastructure Group (Australia)	9,339	16,177
SSE PLC (United Kingdom)	659	16,651
Tenaga Nasional Bhd (Malaysia)	900	3,545
Terna Rete Elettrica Nazionale SpA (Italy)	1,675	7,608
Xcel Energy, Inc.	271	9,734

		267,174

Electronic Equipment, Instruments & Components — 0.6%
AAC Technologies Holdings, Inc. (China)	1,000	5,318
Arrow Electronics, Inc.*	14	810
Corning, Inc.	570	13,070
Dolby Laboratories, Inc. (Class A Stock)	54	2,328
FLIR Systems, Inc.	20	646
Hon Hai Precision Industry Co. Ltd. (Taiwan)	1,000	2,762
Nippon Electric Glass Co. Ltd. (Japan)	4,000	17,999
TE Connectivity Ltd. (Switzerland)	173	10,942

		53,875

Energy Equipment & Services — 0.7%
Baker Hughes, Inc.	34	1,906
Cameron International Corp.*	29	1,449
China Oilfield Services Ltd. (China) (Class H Stock)	2,000	3,453
Core Laboratories NV	160	19,254
Diamond Offshore Drilling, Inc.	12	440
Frank’s International NV	781	12,988
Nabors Industries Ltd.	25	325
National Oilwell Varco, Inc.	148	9,698
Weatherford International PLC*	1,278	14,633

		64,146

Food & Staples Retailing — 2.8%
Aeon Co. Ltd. (Japan)	1,200	12,059
Andersons, Inc. (The)	180	9,565
Casey’s General Stores, Inc.	119	10,748

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Colruyt SA (Belgium)	272	$12,645
Costco Wholesale Corp.	108	15,309
CVS Health Corp.	337	32,456
Delhaize Group SA (Belgium)	243	17,697
Empire Co. Ltd. (Canada) (Class A Stock)	200	15,084
FamilyMart Co. Ltd. (Japan)	300	11,299
J Sainsbury PLC (United Kingdom)	2,490	9,509
Koninklijke Ahold NV (Netherlands)	933	16,582
Kroger Co. (The)	130	8,347
Lawson, Inc. (Japan)	200	12,086
Metro, Inc. (Canada)	200	16,061
Sun Art Retail Group Ltd. (China)	4,500	4,474
Sysco Corp.	203	8,057
Wal-Mart de Mexico SAB de CV (Mexico) (Class V Stock)	1,700	3,655
Wal-Mart Stores, Inc.	177	15,201
Whole Foods Market, Inc.	188	9,479
WM Morrison Supermarkets PLC (United Kingdom)	5,090	14,523
Woolworths Ltd. (Australia)	394	9,791

		264,627

Food Products — 2.6%
Archer-Daniels-Midland Co.	344	17,888
B&G Foods, Inc.	265	7,924
Bunge Ltd.	166	15,091
ConAgra Foods, Inc.	423	15,346
Fresh Del Monte Produce, Inc.	302	10,132
General Mills, Inc.	293	15,626
Hershey Co. (The)	125	12,991
Ingredion, Inc.	6	509
IOI Corp. Bhd (Malaysia)	2,900	3,980
J&J Snack Foods Corp.	95	10,333
Kellogg Co.	190	12,434
Lancaster Colony Corp.	92	8,615
McCormick & Co., Inc.	170	12,631
Nestle SA (Switzerland)	238	17,350
Pinnacle Foods, Inc.	234	8,260
Sanderson Farms, Inc.	120	10,083
Suedzucker AG (Germany)	394	5,665
Tingyi Cayman Islands Holding Corp. (China)	2,000	4,545
Unilever PLC (United Kingdom)	485	19,705
Uni-President Enterprises Corp. (Taiwan)	3,000	4,744
Want Want China Holdings Ltd. (China)	12,000	15,772
Yamazaki Baking Co. Ltd. (Japan)	1,000	12,339

		241,963

Gas Utilities — 1.0%
China Resources Gas Group Ltd. (China)	2,000	5,169
Laclede Group, Inc. (The)	153	8,140
New Jersey Resources Corp.	176	10,771
Northwest Natural Gas Co.	217	10,828
Osaka Gas Co. Ltd. (Japan)	6,000	22,410
Perusahaan Gas Negara Persero Tbk PT (Indonesia)	8,300	4,017
Petronas Gas Bhd (Malaysia)	600	3,803
Tokyo Gas Co. Ltd. (Japan)	4,000	21,583
WGL Holdings, Inc.	199	10,869

		97,590

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies — 0.6%
Abaxis, Inc.	149	$8,468
Baxter International, Inc.	209	15,318
Becton, Dickinson and Co.	119	16,560
Covidien PLC	150	15,342
Wright Medical Group, Inc.*	16	430

		56,118

Health Care Providers & Services — 2.2%
AmerisourceBergen Corp.	187	16,860
Anthem, Inc.	306	38,455
Cardinal Health, Inc.	204	16,469
CIGNA Corp.	87	8,953
HealthSouth Corp.	257	9,884
Life Healthcare Group Holdings Ltd. (South Africa)	1,084	4,004
LifePoint Hospitals, Inc.*	13	935
Miraca Holdings, Inc. (Japan)	400	17,208
Patterson Cos., Inc.	239	11,496
Quest Diagnostics, Inc.	260	17,436
Select Medical Holdings Corp.	731	10,526
Sinopharm Group Co. Ltd. (China) (Class H Stock)	1,600	5,630
UnitedHealth Group, Inc.	540	54,589

		212,445

Hotels, Restaurants & Leisure — 1.4%
Bob Evans Farms, Inc.	191	9,775
Brinker International, Inc.	193	11,327
Cheesecake Factory, Inc. (The)	213	10,716
Churchill Downs, Inc.	107	10,197
ClubCorp Holdings, Inc.	511	9,162
Cracker Barrel Old Country Store, Inc.	82	11,542
DineEquity, Inc.	108	11,193
Genting Bhd (Malaysia)	1,400	3,547
Genting Malaysia Bhd (Malaysia)	1,700	1,974
Kangwon Land, Inc. (South Korea)*	134	3,693
McDonald’s Corp.	188	17,616
Restaurant Brands International, Inc. (Canada)*	80	3,143
SeaWorld Entertainment, Inc.	519	9,290
Texas Roadhouse, Inc.	318	10,736
Vail Resorts, Inc.	120	10,936

		134,847

Household Durables — 0.3%
Berkeley Group Holdings PLC (United Kingdom)	464	17,841
Coway Co. Ltd. (South Korea)*	57	4,346
Steinhoff International Holdings Ltd. (South Africa)	793	4,057

		26,244

Household Products — 1.2%
Church & Dwight Co., Inc.	202	15,920
Clorox Co. (The)	151	15,736
Colgate-Palmolive Co.	221	15,291
Energizer Holdings, Inc.	107	13,756
Kimberly-Clark Corp.	133	15,367
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	3,800	8,265
Procter & Gamble Co. (The)	170	15,485

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products (continued)
Reckitt Benckiser Group PLC (United Kingdom)	217	$17,576

		117,396

Independent Power & Renewable Electricity Producers — 0.5%
Calpine Corp.*	34	752
China Resources Power Holdings Co. Ltd. (China)	2,000	5,101
Huaneng Power International, Inc. (China) (Class H Stock)	17,000	22,971
Tractebel Energia SA (Brazil)	500	6,363
TransAlta Corp. (Canada)	1,000	9,055

		44,242

Industrial Conglomerates — 0.5%
Alfa SAB de CV (Mexico) (Class A Stock)*	1,600	3,572
Far Eastern New Century Corp. (Taiwan)	4,000	3,956
General Electric Co.	653	16,501
LG Corp. (South Korea)*	67	3,721
Siemens AG (Germany)	136	15,260
Sime Darby Bhd (Malaysia)	1,200	3,156

		46,166

Insurance — 4.8%
ACE Ltd.	133	15,279
Admiral Group PLC (United Kingdom)	689	14,135
Allied World Assurance Co. Holdings AG	255	9,670
Allstate Corp. (The)	61	4,285
American Financial Group, Inc.	149	9,047
AMERISAFE, Inc.	191	8,091
Amlin PLC (United Kingdom)	2,461	18,255
Amtrust Financial Services, Inc.	185	10,406
Aspen Insurance Holdings Ltd.	190	8,316
Assured Guaranty Ltd.	68	1,767
Axis Capital Holdings Ltd.	349	17,830
Catlin Group Ltd. (United Kingdom)	2,019	21,032
Chubb Corp. (The)	152	15,728
CNO Financial Group, Inc.	112	1,929
Everest Re Group Ltd.	103	17,541
Hannover Rueck SE (Germany)	163	14,704
Hartford Financial Services Group, Inc. (The)	108	4,502
Hiscox Ltd. (United Kingdom)	1,254	14,060
Horace Mann Educators Corp.	249	8,262
Infinity Property & Casualty Corp.	140	10,816
Lancashire Holdings Ltd. (United Kingdom)	1,176	10,264
Maiden Holdings Ltd.	787	10,066
Mercury General Corp.	149	8,444
Montpelier Re Holdings Ltd. (Bermuda)	302	10,818
PartnerRe Ltd.	159	18,147
Powszechny Zaklad Ubezpieczen SA (Poland)	23	3,139
ProAssurance Corp.	171	7,721
Progressive Corp. (The)	99	2,672
RenaissanceRe Holdings Ltd.	171	16,625
Safety Insurance Group, Inc.	167	10,690
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	16	4,112
Swiss Re AG (Switzerland)*	152	12,733
Symetra Financial Corp.	448	10,326

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Talanx AG (Germany)	478	$14,564
Travelers Cos., Inc. (The)	347	36,730
Tryg A/S (Denmark)	152	16,984
Unum Group	109	3,802
Validus Holdings Ltd.	288	11,969
W.R. Berkley Corp.	32	1,640
XL Group PLC (Ireland)	87	2,990
Zurich Insurance Group AG (Switzerland)*	43	13,438

		453,529

Internet & Catalog Retail — 0.1%
Liberty Interactive Corp. (Class A Stock)*	236	6,943
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	25	674
Liberty Ventures (Class A Stock)*	56	2,112

		9,729

Internet Software & Services — 0.2%
Facebook, Inc. (Class A Stock)*	159	12,405
Yahoo!, Inc.*	78	3,940

		16,345

IT Services — 1.4%
Amdocs Ltd.	344	16,049
Booz Allen Hamilton Holding Corp.	644	17,085
Cielo SA (Brazil)	200	3,135
Computer Sciences Corp.	271	17,087
Convergys Corp.	483	9,839
CSG Systems International, Inc.	397	9,953
DST Systems, Inc.	13	1,224
EVERTEC, Inc.	469	10,379
International Business Machines Corp.	202	32,409
Science Applications International Corp.	206	10,203
Xerox Corp.	685	9,494

		136,857

Leisure Products — 0.2%
Mattel, Inc.	482	14,915

Machinery — 0.8%
Caterpillar, Inc.	89	8,146
Deere & Co.	221	19,552
Douglas Dynamics, Inc.	442	9,472
Dover Corp.	67	4,805
Joy Global, Inc.	32	1,489
Lindsay Corp.	119	10,203
Oshkosh Corp.	12	584
Pall Corp.	110	11,133
Pentair PLC (United Kingdom)	99	6,576
SPX Corp.	13	1,117
Timken Co. (The)	15	640

		73,717

Media — 3.7%
AMC Networks, Inc. (Class A Stock)*	212	13,519
Cablevision Systems Corp. (Class A Stock)	480	9,907
CBS Corp. (Class B Stock)	250	13,835
Comcast Corp. (Class A Stock)	38	2,204
Comcast Corp. (Special Class A Stock)	643	37,014
DIRECTV*	131	11,358
Discovery Communications, Inc. (Class A Stock)*	101	3,479

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Discovery Communications, Inc. (Class C Stock)*	113	$3,810
Liberty Broadband Corp. (Class A Stock)*	42	2,104
Liberty Broadband Corp. (Class C Stock)*	56	2,790
Liberty Global PLC (United Kingdom) (Class A Stock)*	51	2,560
Liberty Global PLC (United Kingdom) (Class C Stock)*	125	6,039
Liberty Media Corp. (Class A Stock)*	97	3,421
Liberty Media Corp. (Class C Stock)*	177	6,200
Madison Square Garden Co. (The) (Class A Stock)*	148	11,138
Meredith Corp.	192	10,429
National CineMedia, Inc.	710	10,203
Regal Entertainment Group (Class A Stock)	498	10,637
RTL Group SA (Germany)	125	11,768
Scripps Networks Interactive, Inc. (Class A Stock)	194	14,602
SES SA (Luxembourg)	501	18,014
Shaw Communications, Inc. (Canada) (Class B Stock)	800	21,587
Sky PLC (United Kingdom)	1,082	15,101
Starz (Class A Stock)*	62	1,841
Thomson Reuters Corp.	400	16,137
Time Warner Cable, Inc.	108	16,422
Time Warner, Inc.	333	28,445
Twenty-First Century Fox, Inc. (Class A Stock)	609	23,389
Viacom, Inc. (Class B Stock)	245	18,437
World Wrestling Entertainment, Inc. (Class A Stock)	52	642

		347,032

Metals & Mining — 0.8%
AngloGold Ashanti Ltd. (South Africa)*	417	3,642
China Steel Corp. (Taiwan)	7,000	5,807
Compass Minerals International, Inc.	161	13,980
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	1,856	3,531
Freeport-McMoRan, Inc.	396	9,251
Gold Fields Ltd. (South Africa)	949	4,290
Kaiser Aluminum Corp.	140	10,000
Nucor Corp.	56	2,747
Royal Gold, Inc.	219	13,731
Schnitzer Steel Industries, Inc. (Class A Stock)	431	9,723

		76,702

Multiline Retail — 0.8%
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	100	10,565
Dillard’s, Inc. (Class A Stock)	25	3,129
Dollar General Corp.*	74	5,232
Kohl’s Corp.	409	24,965
Macy’s, Inc.	298	19,594
Target Corp.	210	15,941

		79,426

Multi-Utilities — 1.3%
Avista Corp.	301	10,640

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities (continued)
Centrica PLC (United Kingdom)	4,162	$18,027
Consolidated Edison, Inc.	243	16,040
GDF Suez (France)	665	15,507
National Grid PLC (United Kingdom)	1,325	18,801
NorthWestern Corp.	193	10,920
Public Service Enterprise Group, Inc.	371	15,363
Wisconsin Energy Corp.	312	16,455

		121,753

Oil, Gas & Consumable Fuels — 3.5%
Alliance Resource Partners LP, MLP	193	8,309
Anadarko Petroleum Corp.	561	46,284
China Petroleum & Chemical Corp. (China) (Class H Stock)	24,000	19,436
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	1,500	4,426
CNOOC Ltd. (China) (Class H Stock)	4,000	5,409
ConocoPhillips	165	11,395
CVR Energy, Inc.	24	929
CVR Refining LP, MLP*	452	7,594
DCP Midstream Partners LP, MLP	197	8,950
Exxon Mobil Corp.	157	14,515
Hess Corp.	103	7,603
Hollyfrontier Corp.	82	3,073
Keyera Corp. (Canada)	200	13,956
Kunlun Energy Co. Ltd. (China)	4,000	3,775
Marathon Oil Corp.	45	1,273
Marathon Petroleum Corp.	170	15,344
Murphy Oil Corp.	61	3,082
Newfield Exploration Co.*	331	8,977
Occidental Petroleum Corp.	246	19,830
ONEOK Partners LP, MLP	210	8,322
Pembina Pipeline Corp. (Canada)	500	18,222
PetroChina Co. Ltd. (China) (Class H Stock)	6,000	6,661
Phillips 66	233	16,706
Polskie Gornictwo Naftowe I Gazownictwo SA (Poland)	2,679	3,341
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	603	20,834
Sasol Ltd. (South Africa)	114	4,255
TC Pipelines LP, MLP	115	8,190
Tesoro Corp.	31	2,305
Total SA (France)	220	11,271
Valero Energy Corp.	298	14,751
Williams Partners LP, MLP	211	9,442

		328,460

Personal Products — 0.3%
Coty, Inc. (Class A Stock)*	536	11,074
Hengan International Group Co. Ltd. (China)	500	5,213
Shiseido Co. Ltd. (Japan)	1,000	14,024

		30,311

Pharmaceuticals — 3.3%
Actavis PLC*	154	39,641
AstraZeneca PLC (United Kingdom)	178	12,572
Chugai Pharmaceutical Co. Ltd. (Japan)	600	14,732
Eisai Co. Ltd. (Japan)	400	15,469
GlaxoSmithKline PLC (United Kingdom)	713	15,296

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Indivior PLC (United Kingdom)*	217	$505
Johnson & Johnson	154	16,104
Mallinckrodt PLC*	16	1,585
Merck & Co., Inc.	292	16,583
Mitsubishi Tanabe Pharma Corp. (Japan)	1,000	14,659
Novartis AG (Switzerland)	187	17,343
Otsuka Holdings Co. Ltd. (Japan)	600	17,989
Pfizer, Inc.	544	16,946
Roche Holding AG (Switzerland)	54	14,631
Sanofi (France)	138	12,582
Santen Pharmaceutical Co. Ltd. (Japan)	300	16,150
Shionogi & Co. Ltd. (Japan)	600	15,502
Teva Pharmaceutical Industries Ltd. (Israel), ADR	367	21,106
Tsumura & Co. (Japan)	600	13,268
Valeant Pharmaceuticals International, Inc.*	110	15,742

		308,405

Professional Services — 0.1%
Insperity, Inc.	303	10,269

Real Estate Investment Trusts (REITs) — 3.0%
American Capital Agency Corp.	650	14,190
ARMOUR Residential REIT, Inc.	2,152	7,919
Capstead Mortgage Corp.	626	7,687
Chambers Street Properties	965	7,778
Chimera Investment Corp.	2,435	7,743
CYS Investments, Inc.	858	7,482
Digital Realty Trust, Inc.	218	14,453
DuPont Fabros Technology, Inc.	320	10,637
Equity Commonwealth	327	8,394
Equity LifeStyle Properties, Inc.	165	8,506
Excel Trust, Inc.	605	8,101
Geo Group, Inc. (The)	255	10,292
Government Properties Income Trust	344	7,915
Growthpoint Properties Ltd. (South Africa)	1,667	3,961
HCP, Inc.	345	15,190
Health Care REIT, Inc.	209	15,815
Home Properties, Inc.	126	8,266
Link REIT (The) (Hong Kong)	3,000	18,782
LTC Properties, Inc.	246	10,620
MFA Financial, Inc.	1,001	7,998
Omega Healthcare Investors, Inc.	401	15,667
Redefine Properties Ltd. (South Africa)	4,379	4,050
Ryman Hospitality Properties, Inc.	201	10,601
Select Income REIT	325	7,933
Silver Bay Realty Trust Corp.	486	8,048
Starwood Property Trust, Inc.	346	8,041
Tanger Factory Outlet Centers, Inc.	224	8,279
Ventas, Inc.	218	15,631

		279,979

Real Estate Management & Development — 0.4%
Daito Trust Construction Co. Ltd. (Japan)	100	11,344
Evergrande Real Estate Group Ltd. (China)	10,000	4,030
PSP Swiss Property AG (Switzerland)*	98	8,434
Swiss Prime Site AG (Switzerland)*	129	9,472

		33,280

Road & Rail — 0.4%
ComfortDelGro Corp. Ltd. (Singapore)	9,000	17,612

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
West Japan Railway Co. (Japan)	400	$18,911

		36,523

Semiconductors & Semiconductor Equipment — 1.1%
Advanced Semiconductor Engineering, Inc. (Taiwan)	4,000	4,752
Broadcom Corp. (Class A Stock)	452	19,585
Cree, Inc.*	496	15,981
Intel Corp.	1,043	37,851
Novatek Microelectronics Corp. (Taiwan)	1,000	5,588
NVIDIA Corp.	135	2,707
Siliconware Precision Industries Co. (Taiwan)	3,000	4,520
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,000	4,405
Tessera Technologies, Inc.	301	10,764

		106,153

Software — 0.7%
Activision Blizzard, Inc.	255	5,138
Advent Software, Inc.	132	4,045
Autodesk, Inc.*	184	11,051
Citrix Systems, Inc.*	151	9,634
EPIQ Systems, Inc.	647	11,051
Microsoft Corp.	343	15,932
Nuance Communications, Inc.*	508	7,249

		64,100

Specialty Retail — 1.9%
AutoNation, Inc.*	17	1,027
Bed Bath & Beyond, Inc.*	75	5,713
Children’s Place, Inc. (The)	185	10,545
DSW, Inc. (Class A Stock)	449	16,748
Foot Locker, Inc.	48	2,697
GameStop Corp. (Class A Stock)	355	11,999
Gap, Inc. (The)	130	5,474
GNC Holdings, Inc. (Class A Stock)	22	1,033
Group 1 Automotive, Inc.	97	8,693
Guess?, Inc.	446	9,402
Nitori Holdings Co. Ltd. (Japan)	300	16,119
PetSmart, Inc.	193	15,690
Rent-A-Center, Inc.	304	11,041
Ross Stores, Inc.	128	12,065
Staples, Inc.	1,037	18,791
Urban Outfitters, Inc.*	11	386
USS Co. Ltd. (Japan)	1,200	18,438
Williams-Sonoma, Inc.	202	15,287

		181,148

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	483	53,314
Hewlett-Packard Co.	613	24,600
Lenovo Group Ltd. (China)	4,000	5,222
Lite-On Technology Corp. (Taiwan)	4,000	4,570
Neopost SA (France)	218	12,436
Pegatron Corp. (Taiwan)	2,000	4,571
Quanta Computer, Inc. (Taiwan)	2,000	4,982
SanDisk Corp.	376	36,840
Seagate Technology PLC	424	28,196

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Wistron Corp. (Taiwan)	7,000	$6,306

		181,037

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	402	15,099
Fossil Group, Inc.*	12	1,329
Wolverine World Wide, Inc.	346	10,197
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	5,000	17,979

		44,604

Thrifts & Mortgage Finance — 0.6%
Astoria Financial Corp.	240	3,206
EverBank Financial Corp.	533	10,159
New York Community Bancorp, Inc.	227	3,632
Northfield Bancorp, Inc.	548	8,110
Northwest Bancshares, Inc.	654	8,195
Oritani Financial Corp.	699	10,765
People’s United Financial, Inc.	1,021	15,499

		59,566

Tobacco — 0.9%
British American Tobacco PLC (United Kingdom)	342	18,533
Imperial Tobacco Group PLC (United Kingdom)	427	18,796
Japan Tobacco, Inc. (Japan)	700	19,266
KT&G Corp. (South Korea)	52	3,611
Lorillard, Inc.	194	12,210
Souza Cruz SA (Brazil)	400	2,907
Vector Group Ltd.	472	10,058

		85,381

Trading Companies & Distributors
NOW, Inc.*	73	1,878

Transportation Infrastructure — 0.3%
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	22,000	17,537
Hutchison Port Holdings Trust (Singapore), UTS	17,000	11,730

		29,267

Water Utilities — 0.2%
Guangdong Investment Ltd. (China)	4,000	5,210
Severn Trent PLC (United Kingdom)	554	17,279

		22,489

Wireless Telecommunication Services — 1.2%
Axiata Group Bhd (Malaysia)	1,800	3,623
China Mobile Ltd. (China)	2,000	23,425
DiGi.Com Bhd (Malaysia)	2,100	3,699
Far EasTone Telecommunications Co. Ltd. (Taiwan)	2,000	4,608
KDDI Corp. (Japan)	200	12,565
Maxis Bhd (Malaysia)	1,800	3,515
MTN Group Ltd. (South Africa)	123	2,340
NTT DoCoMo, Inc. (Japan)	1,000	14,563
Rogers Communications, Inc. (Canada) (Class B Stock)	400	15,552
SK Telecom Co. Ltd. (South Korea)	16	3,914
StarHub Ltd. (Singapore)	6,000	18,746

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
Taiwan Mobile Co. Ltd. (Taiwan)	1,000	$3,307
Turkcell Iletisim Hizmetleri A/S (Turkey)*	580	3,539
Vodacom Group Ltd. (South Africa)	333	3,685

		117,081

TOTAL COMMON STOCKS (cost $6,139,546)		6,133,501

EXCHANGE TRADED FUNDS — 2.7%
iShares MSCI ACWI ex US ETF	1,590	68,402
iShares MSCI EAFE ETF	1,000	60,840
iShares MSCI Emerging Markets ETF	1,000	39,290
iShares Russell 1000 ETF	500	57,315
iShares Russell 2000 ETF	250	29,918

TOTAL EXCHANGE TRADED FUNDS (cost $257,740)		255,765

PREFERRED STOCKS — 0.1%
Electric Utilities — 0.1%
Cia Energetica de Minas Gerais (Brazil) (PRFC)	1,800	8,898

Metals & Mining
Vale SA (Brazil) (PRFC),	400	2,894

TOTAL PREFERRED STOCKS (cost $12,403)		11,792

	Units
RIGHTS*
Media
Liberty Broadband Corp., expiring 01/09/15 (cost $0)	6	49

TOTAL LONG-TERM INVESTMENTS (cost $7,822,689)		7,814,832

SHORT-TERM INVESTMENT — 19.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,884,007)(w) (Note 4)	1,884,007	1,884,007

TOTAL INVESTMENTS — 102.3% (cost $9,706,696)		9,698,839
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (2.3)%		(216,976)

NET ASSETS — 100.0%		$9,481,863

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Long Position:
9	S&P 500 E-Mini	Mar. 2015	$913,850	$923,580	$9,730

(1)	Cash of $65,865 has been segregated with UBS AG to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$3,297,732	$—	$—
Common Stocks	4,321,519	1,811,982	—
Exchange Traded Funds	255,765	—	—
Preferred Stocks	11,792	—	—
Rights	49	—	—
Other Financial Instruments*
Financial Futures Contracts	9,730	—	—

Total	$7,896,587	$1,811,982	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund	19.9%
Affiliated Mutual Funds	14.9
Insurance	4.8
Media	3.7
Oil, Gas & Consumable Fuels	3.5
Pharmaceuticals	3.3
Banks	3.0
Real Estate Investment Trusts (REITs)	3.0
Electric Utilities	2.9
Diversified Telecommunication Services	2.8
Food & Staples Retailing	2.8
Exchange Traded Funds	2.7
Food Products	2.6
Health Care Providers & Services	2.2
Specialty Retail	1.9
Technology Hardware, Storage & Peripherals	1.9
IT Services	1.4
Hotels, Restaurants & Leisure	1.4
Multi-Utilities	1.3
Household Products	1.2
Wireless Telecommunication Services	1.2
Biotechnology	1.2
Semiconductors & Semiconductor Equipment	1.1
Commercial Services & Supplies	1.1
Gas Utilities	1.0
Capital Markets	0.9
Tobacco	0.9
Metals & Mining	0.8
Multiline Retail	0.8
Communications Equipment	0.8
Machinery	0.8
Chemicals	0.7

Energy Equipment & Services	0.7%
Software	0.7
Thrifts & Mortgage Finance	0.6
Health Care Equipment & Supplies	0.6
Electronic Equipment, Instruments & Components	0.6
Beverages	0.5
Aerospace & Defense	0.5
Industrial Conglomerates	0.5
Textiles, Apparel & Luxury Goods	0.5
Independent Power & Renewable Electricity Producers	0.5
Road & Rail	0.4
Consumer Finance	0.4
Real Estate Management & Development	0.4
Personal Products	0.3
Transportation Infrastructure	0.3
Household Durables	0.3
Automobiles	0.2
Water Utilities	0.2
Auto Components	0.2
Construction Materials	0.2
Air Freight & Logistics	0.2
Internet Software & Services	0.2
Diversified Consumer Services	0.2
Leisure Products	0.2
Distributors	0.1
Professional Services	0.1
Internet & Catalog Retail	0.1
Construction & Engineering	0.1

102.3
Liabilities in excess of other assets	(2.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities.

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$9,730	*	—	$—
Equity contracts	Unaffiliated investments	49		—	—

Total		$9,779			$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(10,509)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$49	$9,730	$9,779

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $6,409,691)	$6,401,108
Affiliated investments (cost $3,297,007)	3,297,732
Foreign currency, at value (cost $13,404)	13,390
Deposit with broker	65,865
Receivable for fund share sold	95,283
Dividends receivable	8,476
Receivable for investments sold	4,755
Due from advisor	2,054
Tax reclaim receivable	107

Total Assets	9,888,770

LIABILITIES:
Payable for investments purchased	346,275
Accrued expenses and other liabilities	44,187
Due to broker-variation margin futures	11,000
Payable to custodian	4,965
Affiliated transfer agent fee payable	361
Distribution fee payable	119

Total Liabilities	406,907

NET ASSETS	$9,481,863

Net assets were comprised of:
Paid-in capital	$9,478,102
Retained earnings	3,761

Net assets, December 31, 2014	$9,481,863

Net asset value and redemption price per share, $9,481,863 / 951,903 outstanding shares of beneficial interest	$9.96

STATEMENT OF OPERATIONS

For the Period November 24, 2014* through December 31, 2014

INCOME
Unaffiliated dividend income (net of $283 foreign withholding tax)	$14,609
Affiliated dividend income	287

14,896

EXPENSES
Advisory fees	5,906
Distribution fee	664
Audit fee	30,000
Custodian and accounting fees	14,000
Trustees’ fees	2,000
Legal fees and expenses	2,000
Shareholders’ reports	2,000
Transfer agent’s fees and expenses (including affiliated expense of $400)	2,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	1,356

Total expenses	60,926
Less: advisory fee waivers and/or expense reimbursement	(54,486)
Less: distribution fee waiver	(100)

Net expenses	6,340

NET INVESTMENT INCOME	8,556

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	2,481
Futures transactions	(10,509)
Foreign currency transactions	1,381

(6,647)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $725)	(7,858)
Futures	9,730
Foreign currencies	(20)

1,852

NET LOSS ON INVESTMENTS	(4,795)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,761

STATEMENT OF CHANGES IN NET ASSETS

November 24, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,556
Net realized loss on investment and foreign currency transactions	(6,647)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,761

FUND SHARE TRANSACTIONS:
Fund share sold [951,907 shares]	9,478,143
Fund share repurchased [4 shares]	(41)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	9,478,102

TOTAL INCREASE IN NET ASSETS	9,481,863
NET ASSETS:
Beginning of period	—

End of period	$9,481,863

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 96.4% ASSET-BACKED SECURITIES — 0.8%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Non-Residential Mortgage-Backed Securities — 0.1%
EFS Volunteer LLC, Series 2010-1, Class A1, 144A	1.089%	(c)	10/26/26		674	$676,965

Residential Mortgage-Backed Securities — 0.7%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class M1	1.115%	(c)	09/25/34		1,123	1,027,229
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE7, Class 1A1	1.170%	(c)	10/25/37		2,959	2,757,750
Carrington Mortgage Loan Trust, Series 2007-HE1, Class A1	0.270%	(c)	06/25/37		305	301,998
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2	0.855%	(c)	07/25/32		3	2,211
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2	0.892%	(c)	08/25/32		98	85,643
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A1, 144A	0.275%	(c)	07/25/37		803	524,816
First NLC Trust, Series 2007-1, Class A1, 144A	0.240%	(c)	08/25/37		1,630	915,122
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	0.730%	(c)	10/25/34		23	21,573
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	0.670%	(c)	12/25/33		235	228,974
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	0.530%	(c)	11/25/34		131	111,663
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2A	0.285%	(c)	05/25/37		1,176	848,840

						6,825,819

TOTAL ASSET-BACKED SECURITIES (cost $9,036,504)						7,502,784

BANK LOAN(c) — 0.4%
Health Care Providers & Services
HCA, Inc., Term Loan A-2, (cost $3,245,518)	2.669%		05/02/16		3,250	3,228,875

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.4%
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1, 144A (cost $3,926,707)	3.156%		07/10/46		3,825	3,865,471

CORPORATE OBLIGATIONS — 12.1%
Airlines — 0.1%
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A, Pass-Through Trust (Guernsey), Pass-Through Certificates, 144A	5.125%		11/30/24		874	903,109

Banks — 5.0%
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	4.500%		01/22/15		2,000	2,000,000
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	4.500%		01/20/16	EUR	4,900	6,018,199
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	1.831%	(c)	01/19/16		6,500	6,516,250
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.750%		09/22/15		4,500	4,567,248
Bank of America Corp., Sr. Unsec’d. Notes	7.625%		06/01/19		400	483,445

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
DNB Bank ASA (Norway), Sr. Unsec’d. Notes, 144A	3.200%		04/03/17		900	$932,764
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20		390	422,751
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19		200	232,315
JPMorgan Chase Bank NA, Sub. Notes	0.769%	(c)	05/31/17	EUR	4,100	4,950,308
JPMorgan Chase Bank NA, Sub. Notes	6.000%		10/01/17		2,400	2,663,722
JPMorgan Chase Bank NA, Sub. Notes, RegS	4.375%	(c)	11/30/21	EUR	1,700	2,159,023
KFW (Germany), Gov’t. Gtd. Notes, MTN	6.250%		05/19/21	AUD	4,800	4,626,675
Wells Fargo & Co., Sr. Unsec’d. Notes	1.250%		07/20/16		10,500	10,534,818

						46,107,518

Capital Markets — 0.2%
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.950%		01/18/18		1,000	1,110,968
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(d)(g)	3.011%		12/23/10		4,200	609,000

						1,719,968

Consumer Finance — 1.8%
Ally Financial, Inc., Gtd. Notes	5.500%		02/15/17		2,100	2,205,000
Ally Financial, Inc., Notes, 144A (original cost $5,200,000; purchased 03/10/14)(f)	2.500%		03/15/17		5,200	5,116,915
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18		7,200	7,241,724
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.875%		01/15/15		800	800,606
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	7.000%		04/15/15		1,000	1,017,207

						16,381,452

Diversified Financial Services — 1.0%
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes, MTN	1.570%		02/14/18	JPY	500,000	4,076,858
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	0.890%		06/16/15	JPY	100,000	830,326
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	2.000%		09/15/15		2,000	2,002,340
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	2.375%		05/25/16		900	902,106
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	5.500%		05/25/16		500	522,425
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	5.500%		06/26/17		500	532,805
Morgan Stanley, Sr. Unsec’d. Notes	3.450%		11/02/15		800	815,610

						9,682,470

Electric Utilities — 0.2%
Orange & Rockland Utilities, Inc., Sr. Unsec’d. Notes, 144A	2.500%		08/15/15		1,500	1,509,828

Energy Equipment & Services — 0.5%
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A(g)	4.000%		07/15/15		1,150	1,165,876
Transocean, Inc., Gtd. Notes	4.950%		11/15/15		3,329	3,337,339

						4,503,215

Food & Staples Retailing — 0.1%
Woolworths Ltd. (Australia), Gtd. Notes, 144A(g)	2.550%		09/22/15		623	630,727

Health Care Providers & Services — 1.3%
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes	6.875%		07/15/17		4,500	4,916,250
HCA, Inc., Sr. Sec’d. Notes	3.750%		03/15/19		6,900	6,908,625

						11,824,875

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Household Durables — 1.3%
D.R. Horton, Inc., Gtd. Notes	6.500%		04/15/16		2,500	$2,637,500
Lennar Corp., Gtd. Notes	5.600%		05/31/15		9,195	9,332,925

						11,970,425

Metals & Mining
CSN Islands XI Corp. (Brazil), Gtd. Notes, 144A	6.875%		09/21/19		400	371,000

Oil, Gas & Consumable Fuels — 0.6%
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes	8.125%		02/04/15	EUR	3,500	4,224,598
Reliance Holdings USA, Inc. (India), Gtd. Notes, RegS	4.500%		10/19/20		300	313,484
Southwestern Energy Co., Sr. Unsec’d. Notes	4.100%		03/15/22		900	883,252

						5,421,334

TOTAL CORPORATE OBLIGATIONS (cost $112,614,668)						111,025,921

FOREIGN GOVERNMENT BONDS — 6.8%
Brazil Letras do Tesouro Nacional (Brazil), Bills	11.460%	(s)	01/01/18	BRL	192,800	50,629,112
Brazil Notas do Tesouro Nacional (Brazil), Notes	10.000%		01/01/21	BRL	16,826	5,712,685
Brazil Notas do Tesouro Nacional (Brazil), Notes	10.000%		01/01/23	BRL	126	41,959
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.500%		10/26/22		3,900	4,324,125
Spanish Government Bond (Spain), Sr. Unsec’d. Notes, RegS, 144A	4.400%		10/31/23	EUR	1,300	1,945,981

TOTAL FOREIGN GOVERNMENT BONDS (cost $74,512,062)						62,653,862

MUNICIPAL BOND — 0.1%
New Jersey
New Jersey Transportation Trust Fund Authority, Revenue Bonds, BABs (cost $504,181)	6.875%		12/15/39		500	562,245

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 20.2%
Banc of America Alternative Loan Trust, Series 2006-2, Class 6A1	5.500%		03/25/21		1,410	1,448,738
Banc of America Alternative Loan Trust, Series 2007-1, Class 1A1	5.860%	(c)	04/25/22		888	890,419
Banc of America Funding Corp., Series 2004-A, Class 1A3	2.629%	(c)	09/20/34		215	213,485
Banc of America Funding Corp., Series 2005-D, Class A1	2.631%	(c)	05/25/35		313	318,785
Banc of America Mortgage Trust, Series 2005-6, Class 1A1	5.500%		07/25/35		521	525,667
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	5.250%		04/26/37		1,220	1,142,982
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	2.504%	(c)	04/25/33		68	69,382
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	2.729%	(c)	01/25/34		278	285,110
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	2.786%	(c)	02/25/34		270	265,282
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	3.106%	(c)	11/25/34		2,918	2,789,050

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	2.211%	(c)	08/25/35	307	$310,230
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	2.595%	(c)	09/25/35	1,901	1,620,882
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	2.350%	(c)	01/25/36	2,457	1,970,133
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	2.512%	(c)	01/26/36	3,101	2,465,621
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	2.439%	(c)	12/26/46	3,131	2,453,906
Chase Mortgage Finance Corp., Series 2005-S3, Class A10	5.500%		11/25/35	5,900	5,812,692
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Series 2005-3, Class 1A2	5.500%		04/25/35	8	7,683
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1	2.230%	(c)	09/25/35	544	542,017
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3	1.930%	(c)	09/25/35	129	125,131
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	6.250%		12/25/33	72	77,082
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J7, Class 4A2	0.552%	(c)	08/25/18	24	23,587
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A	5.747%	(c)	01/25/34	250	257,278
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1	0.510%	(c)	02/25/35	689	619,087
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-J9, Class 2A5	5.500%		01/25/35	720	731,131
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1	0.460%	(c)	04/25/35	1,068	879,082
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	2.456%	(c)	04/25/35	995	892,309
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R2, Class 1AF1, 144A	0.495%	(c)	06/25/35	1,354	1,203,730
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	6.500%		04/25/33	34	34,244
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	2.188%	(c)	06/25/33	766	754,643
Fannie Mae REMICS, Series 1988-22, Class A	1.917%	(c)	08/25/18	2	1,571
Fannie Mae REMICS, Series 1996-39, Class H	8.000%		11/25/23	23	26,002
Fannie Mae REMICS, Series 2004-11, Class A	0.290%	(c)	03/25/34	264	262,580
Fannie Mae REMICS, Series 2006-5, Class 3A2	2.192%	(c)	05/25/35	226	232,974
Fannie Mae REMICS, Series 2007-114, Class A6	0.370%	(c)	10/27/37	11,300	11,135,382
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	6.500%		07/25/43	1,313	1,530,281
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	7.000%		10/25/43	827	955,758
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	1.516%	(c)	07/25/44	1,050	1,055,720
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	1.316%	(c)	10/25/44	3,719	3,753,457
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	0.210%	(c)	12/25/36	2,031	2,020,922
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 12A	2.986%	(c)	06/25/34	233	236,531
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A	2.925%	(c)	06/25/34	563	540,394

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc., Series 1998-15, Class C	6.500%		06/20/28	565	$625,880
Government National Mortgage Assoc., Series 2012-H08, Class FB	0.757%	(c)	03/20/62	4,678	4,686,584
Government National Mortgage Assoc., Series 2012-H20, Class PT	0.994%	(c)	07/20/62	14,474	14,646,957
Government National Mortgage Assoc., Series 2012-H27, Class FA	0.557%	(c)	10/20/62	27,093	26,914,050
Government National Mortgage Assoc., Series 2012-H29, Class FA	0.672%	(c)	10/20/62	52,258	52,094,402
GreenPoint Mortgage Funding Trust, Series 2005-AR2, Class A1	0.400%	(c)	06/25/45	427	366,054
GreenPoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	2.787%	(c)	10/25/33	444	434,744
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	2.216%	(c)	06/25/34	72	67,419
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	2.663%	(c)	09/25/35	1,200	1,204,596
GSR Mortgage Loan Trust, Series 2005-AR7, Class 5A1	4.898%	(c)	11/25/35	697	637,965
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1	2.575%	(c)	04/25/36	2,255	2,033,146
HarborView Mortgage Loan Trust, Series 2004-6, Class 3A2A	2.638%	(c)	08/19/34	1,091	1,094,078
HomeBanc Mortgage Trust, Series 2005-4, Class A1	0.440%	(c)	10/25/35	639	566,782
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1	2.640%	(c)	02/25/35	78	76,413
JP Morgan Mortgage Trust, Series 2006-A2, Class 5A1	2.430%	(c)	11/25/33	449	452,744
JP Morgan Mortgage Trust, Series 2007-A1, Class 1A1	2.552%	(c)	07/25/35	945	956,502
JP Morgan Mortgage Trust, Series 2007-A1, Class 3A3	2.582%	(c)	07/25/35	492	492,450
MLCC Mortgage Investors, Inc., Series 2005-2, Class 2A	2.350%	(c)	10/25/35	837	843,659
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	1.157%	(c)	10/25/35	1,131	1,070,669
NACC Reperforming Loan REMIC Trust, Series 2004-R1, Class A2, 144A	7.500%		03/25/34	1,302	1,388,898
NCUA Guaranteed Notes, Series 2010-R2, Class 1A	0.526%	(c)	11/06/17	3,569	3,579,117
Reperforming Loan REMIC Trust, Series 2004-R1, Class 2A, 144A	6.500%		11/25/34	158	165,744
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A3	2.538%	(c)	01/25/36	158	154,745
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1	0.414%	(c)	07/19/35	613	558,214
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	1.917%	(c)	02/27/34	140	137,328
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR1, Class A5	2.142%	(c)	03/25/33	204	202,943
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7	2.443%	(c)	06/25/33	371	375,079
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	2.443%	(c)	09/25/33	1,725	1,737,448
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A	2.408%	(c)	03/25/34	174	173,972

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A	0.472%	(c)	01/25/45	31	$29,342
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A	0.400%	(c)	04/25/45	1,054	980,167
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A	0.490%	(c)	07/25/45	3,264	3,118,569
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	0.460%	(c)	10/25/45	8,610	7,889,894
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1	0.412%	(c)	11/25/45	420	385,550
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	1.118%	(c)	02/25/46	1,188	1,119,830
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	1.118%	(c)	08/25/46	704	591,786
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1	2.618%	(c)	12/25/33	105	104,770
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1	2.620%	(c)	06/25/34	2,390	2,406,154
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR1, Class 2A1	2.610%	(c)	02/25/35	688	673,489

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $187,935,542)					185,519,073

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.3%
Federal Home Loan Mortgage Corp.	2.368%	(c)	01/01/34	42	44,915
Federal Home Loan Mortgage Corp.	2.460%	(c)	12/01/26	10	10,340
Federal Home Loan Mortgage Corp.	2.526%	(c)	07/01/29	30	31,396
Federal National Mortgage Assoc.	2.011%	(c)	01/01/25	4	4,315
Federal National Mortgage Assoc.	2.391%	(c)	12/01/29	30	30,437
Federal National Mortgage Assoc.	2.395%	(c)	04/01/32	8	8,088
Federal National Mortgage Assoc.	3.984%	(c)	04/01/24	10	10,681
Federal National Mortgage Assoc.	4.000%		12/01/41-04/01/42	26,310	28,139,139
Federal National Mortgage Assoc.	4.500%		06/01/39-12/01/41	727	791,521
Federal National Mortgage Assoc.	5.000%		TBA	1,000	1,103,574
Federal National Mortgage Assoc.	5.176%	(c)	03/01/17	22	22,330
Government National Mortgage Assoc.	1.625%	(c)	05/20/24-11/20/29	234	241,013
Government National Mortgage Assoc.	2.000%	(c)	07/20/17-07/20/24	15	15,591
Government National Mortgage Assoc.	2.500%	(c)	09/20/17	5	4,791

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $30,361,645)					30,458,131

U.S. TREASURY OBLIGATIONS — 52.3%
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		07/15/22-07/15/24(h)(k)	19,900	19,319,844
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000%		01/15/26	14,800	20,290,295
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%		01/15/27	7,100	10,005,182
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500%		01/15/29	2,970	4,075,888
U.S. Treasury Inflation Indexed Bonds, TIPS	3.875%		04/15/29	900	1,860,593
U.S. Treasury Notes	1.625%		07/31/19(v)	199,400	199,711,463
U.S. Treasury Notes	1.650%		06/30/19	52,300	52,430,750
U.S. Treasury Notes	1.750%		09/30/19	96,600	97,165,979
U.S. Treasury Notes	2.125%		09/30/21	12,700	12,842,875
U.S. Treasury Notes	2.250%		04/30/21	16,000	16,328,752
U.S. Treasury Notes	2.375%		12/31/20-08/15/24(h)(k)	45,800	46,858,800

TOTAL U.S. TREASURY OBLIGATIONS (cost $483,379,576)					480,890,421

TOTAL LONG-TERM INVESTMENTS (cost $905,516,403)					885,706,783

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS — 5.4% U.S. TREASURY OBLIGATION(n)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bills (cost $243,000)	0.005%	01/08/15	243	$242,999

FOREIGN TREASURY BILL(n) — 0.5%
Slovenia Ministry of Finance Treasury Bills (Slovenia) (cost $5,325,748)	0.745%	04/09/15	4,200	5,075,271

CERTIFICATES OF DEPOSIT(n) — 4.7%
Banco Bilbao Vizcaya Argentaria (Spain)	0.981%	10/23/15	7,600	7,591,442
Bank of Nova Scotia (Canada)	1.210%	02/10/15	9,700	8,337,759
Credit Suisse (Switzerland)	0.553%	08/24/15	19,300	19,303,011
Sumitomo Mitsui Banking Corp. (Japan)	0.553%	04/29/16	7,600	7,597,880

TOTAL CERTIFICATES OF DEPOSIT (cost $43,178,355)				42,830,092

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,970,635)(w) (Note 4)			1,970,635	1,970,635

TOTAL SHORT-TERM INVESTMENTS (cost $50,717,738)				50,118,997

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT AND OPTIONS WRITTEN — 101.8% (cost $956,234,141)				935,825,780

			Principal Amount (000)#
SECURITY SOLD SHORT — (8.1)%
U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc. (proceeds received $74,245,625)	4.000%	TBA	70,000	(74,658,554)

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.95% and receive a floating rate based on 3-month Euribor, expiring 03/23/15	Goldman Sachs & Co.	EUR	1,700	$(32,169)

Put Options
5 Year CDX.O IG.22.V1, expiring 01/21/15, Strike Price $0.90	Goldman Sachs & Co.		59,700	(1,260)
5 Year CDX.O IG.23.V1, expiring 03/18/15, Strike Price $1.00	Bank of America		8,400	(5,563)
5 Year iTraxx.O EU.22, expiring 01/21/15, Strike Price $0.60	Goldman Sachs & Co.	EUR	20,900	(25,138)
expiring 01/21/15, Strike Price $1.00	Goldman Sachs & Co.	EUR	20,900	(1,882)
Interest Rate Swap Options, Receive a fixed rate of 1.55% and pay a floating rate based on 3-month Euribor, expiring 03/23/15	Goldman Sachs & Co.	EUR	1,700	(458)

				(34,301)

TOTAL OPTIONS WRITTEN (premiums received $207,826)				(66,470)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT AND OPTIONS WRITTEN — 93.7% (cost $881,780,690)				861,100,756
Other assets in excess of liabilities(x) — 6.3%				57,626,200

NET ASSETS — 100.0%				$918,726,956

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(d)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post-maturity.

(f)	Indicates a restricted security; the aggregate cost of such security is $5,200,000. The aggregate value of $5,116,915 is approximately 5.6% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreement.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and reverse repurchase agreements held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Depreciation(1)
Long Positions:
891	2 Year U.S. Treasury Notes	Mar. 2015	$195,002,617	$194,767,031	$(235,586)
398	10 Year U.S. Treasury Notes	Mar. 2015	50,544,515	50,465,156	(79,359)

					(314,945)

Short Position:
565	10 Year Australian Treasury Bonds	Mar. 2015	445,238,175	445,933,468	(695,293)

					$(1,010,238)

(1)	U.S. Treasury Securities with a combined market value of $1,201,200 and $918,952 have been segregated with Deutsche Bank AG and Morgan Stanley, respectively to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/05/15	Goldman Sachs & Co.	AUD	1,268	$1,059,834	$1,034,806	$(25,028)
Expiring 01/05/15	UBS AG	AUD	5,737	4,691,489	4,681,926	(9,563)
Brazilian Real,
Expiring 01/05/15	BNP Paribas	BRL	41,248	15,528,824	15,495,476	(33,348)
Expiring 01/05/15	Citigroup Global Markets	BRL	67,753	28,754,992	25,452,531	(3,302,461)
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	60,857	23,515,104	22,862,133	(652,971)
Expiring 01/05/15	Deutsche Bank AG	BRL	61,068	23,734,163	22,941,366	(792,797)
Expiring 01/05/15	Goldman Sachs & Co.	BRL	30,443	11,704,172	11,436,328	(267,844)
Expiring 01/05/15	Hong Kong & Shanghai Bank	BRL	25,015	9,417,773	9,397,548	(20,225)
Expiring 01/05/15	JPMorgan Chase	BRL	63,988	24,089,893	24,038,160	(51,733)
Expiring 01/05/15	UBS AG	BRL	50,275	18,927,526	18,886,879	(40,647)
British Pound,
Expiring 01/05/15	Deutsche Bank AG	GBP	382	593,437	595,363	1,926
Chinese Yuan,
Expiring 04/07/16	JPMorgan Chase	CNY	12,107	2,040,000	1,894,013	(145,987)
Euro,
Expiring 01/05/15	Citigroup Global Markets	EUR	52,400	64,221,440	63,410,236	(811,204)
Japanese Yen,
Expiring 01/05/15	Citigroup Global Markets	JPY	1,110,000	9,192,547	9,267,394	74,847
Mexican Peso,
Expiring 02/05/15	JPMorgan Chase	MXN	9,245	653,735	625,196	(28,539)
South Korean Won,
Expiring 02/26/15	JPMorgan Chase	KRW	104,630	99,976	94,935	(5,041)

				$238,224,905	$232,114,290	(6,110,615)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/05/15	Hong Kong & Shanghai Bank	AUD	7,005	$5,991,915	$5,716,731	$275,184
Expiring 02/03/15	UBS AG	AUD	5,737	4,681,558	4,671,876	9,682
Brazilian Real,
Expiring 01/05/15	BNP Paribas	BRL	41,248	15,875,782	15,495,476	380,306
Expiring 01/05/15	Citigroup Global Markets	BRL	38,183	16,205,399	14,344,237	1,861,162
Expiring 01/05/15	Citigroup Global Markets	BRL	29,569	11,132,201	11,108,294	23,907
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	59,446	22,380,136	22,332,074	48,062
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	1,411	607,000	530,059	76,941
Expiring 01/05/15	Deutsche Bank AG	BRL	61,068	22,990,739	22,941,366	49,373
Expiring 01/05/15	Goldman Sachs & Co.	BRL	30,443	11,460,941	11,436,328	24,613
Expiring 01/05/15	Hong Kong & Shanghai Bank	BRL	25,015	10,618,681	9,397,548	1,221,133
Expiring 01/05/15	JPMorgan Chase	BRL	63,988	27,175,560	24,038,160	3,137,400

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real (continued),
Expiring 01/05/15	UBS AG	BRL	47,909	$20,159,381	$17,997,848	$2,161,533
Expiring 01/05/15	UBS AG	BRL	2,367	1,019,000	889,031	129,969
Expiring 07/02/15	Credit Suisse First Boston Corp.	BRL	60,857	22,296,057	21,729,115	566,942
Expiring 07/02/15	Deutsche Bank AG	BRL	61,068	22,509,400	21,804,422	704,978
Expiring 07/02/15	Goldman Sachs & Co.	BRL	30,443	11,100,293	10,869,560	230,733
British Pound,
Expiring 01/05/15	Credit Suisse First Boston Corp.	GBP	382	599,656	595,363	4,293
Expiring 02/03/15	Deutsche Bank AG	GBP	382	593,319	595,225	(1,906)
Canadian Dollar,
Expiring 03/03/15	Citigroup Global Markets	CAD	9,625	8,400,098	8,273,350	126,748
Chinese Yuan,
Expiring 04/07/16	JPMorgan Chase	CNY	12,107	1,882,955	1,894,013	(11,058)
Euro,
Expiring 01/05/15	Citigroup Global Markets	EUR	550	683,638	665,565	18,073
Expiring 01/05/15	JPMorgan Chase	EUR	40,558	50,298,815	49,080,007	1,218,808
Expiring 01/05/15	JPMorgan Chase	EUR	11,292	13,906,472	13,664,664	241,808
Expiring 02/03/15	Citigroup Global Markets	EUR	52,400	64,239,256	63,429,410	809,846
Japanese Yen,
Expiring 01/05/15	Credit Suisse First Boston Corp.	JPY	1,110,000	9,380,070	9,267,393	112,677
Expiring 02/03/15	Citigroup Global Markets	JPY	1,110,000	9,194,831	9,269,711	(74,880)
Mexican Peso,
Expiring 02/05/15	BNP Paribas	MXN	9,504	719,749	642,730	77,019

				$386,102,902	$372,679,556	13,423,346

						$7,312,731

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter swap agreements:
BRL	20,300	01/04/21	11.680%	Brazilian interbank overnight lending rate(1)	$(62,833)	$17,831	$(80,664)	Goldman Sachs & Co.
BRL	12,400	01/04/21	11.680%	Brazilian interbank overnight lending rate(1)	(38,381)	6,574	(44,955)	BNP Paribas

					$(101,214)	$24,405	$(125,619)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
AUD	323,700	03/16/17	3.500%	6 month Australian Bank Bill rate(1)	$554,264	$3,103,969	$2,549,705
AUD	232,500	12/20/18	3.250%	6 month Australian Bank Bill rate(1)	125,389	950,784	825,395
AUD	98,700	06/18/19	4.000%	6 month Australian Bank Bill rate(1)	(202,950)	4,673,766	4,876,716
EUR	12,700	03/18/25	1.250%	6 month Euribor(1)	85,850	610,112	524,262
EUR	13,400	03/18/45	2.000%	6 month Euribor(1)	(482,909)	(2,160,474)	(1,677,565)
	60,200	09/17/15	0.750%	3 month LIBOR(1)	228,508	311,520	83,012
	100,100	12/17/15	0.500%	3 month LIBOR(1)	2,002	93,164	91,162

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
150,600	12/17/17	1.500%	3 month LIBOR(1)	$(227,742)	$(1,059,023)	$(831,281)
217,600	12/17/19	2.250%	3 month LIBOR(1)	(1,991,961)	(5,227,589)	(3,235,628)
37,300	06/18/34	3.750%	3 month LIBOR(1)	747,865	(6,764,442)	(7,512,307)
9,100	12/18/43	3.500%	3 month LIBOR(1)	515,060	(1,546,933)	(2,061,993)

				$(646,624)	$(7,015,146)	$(6,368,522)

(1)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2014(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
BP Capital Markets America	06/20/15	5.000%		800	0.179%	$19,137	$10,282	$8,855	Goldman Sachs & Co.
BP Capital Markets America	06/20/15	5.000%		700	0.179%	16,745	(6,501)	23,246	Goldman Sachs & Co.
Federal Republic of Brazil	03/20/16	1.000%		6,200	1.011%	2,104	(25,961)	28,065	Citigroup Global Markets
Finmeccanica Finance	03/20/19	5.000%	EUR	500	1.310%	92,911	78,023	14,888	Credit Suisse First Boston Corp.
Japan Gov’t. Series 55	03/20/16	1.000%		4,400	0.203%	45,974	14,115	31,859	Goldman Sachs & Co.
Japan Gov’t. Series 55	03/20/16	1.000%		2,800	0.203%	29,256	11,598	17,658	Royal Bank of Scotland Group PLC
Lloyds Bank	09/20/17	3.000%	EUR	4,300	0.252%	396,280	25,441	370,839	Morgan Stanley
Lloyds Bank	09/20/17	3.000%	EUR	1,200	0.252%	110,590	8,507	102,083	Deutsche Bank AG
People’s Republic of China	12/20/19	1.000%		4,400	0.812%	38,747	46,575	(7,828)	JPMorgan Chase
United Mexican States	12/20/19	1.000%		11,400	0.984%	5,324	106,841	(101,517)	Bank of America
United Mexican States	12/20/19	1.000%		2,200	0.984%	1,639	18,704	(17,065)	Hong Kong & Shanghai Bank
United Mexican States	12/20/19	1.000%		500	0.984%	372	4,189	(3,817)	Barclays Capital Group

						$759,079	$291,813	$467,266

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2014(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
Lennar Corp.	06/20/15	5.000%	9,200	0.330%	$(214,459)	$(242,591)	$28,132	BNP Paribas
Pulte Group, Inc.	03/20/15	1.000%	3,000	0.182%	(6,384)	57,458	(63,842)	BNP Paribas

					$(220,843)	$(185,133)	$(35,710)

U.S. Treasury Securities with a combined market value of $721,344, $56,287, $5,338,330, $401,603, $293,439, $1,201,510 and $1,379,235 have been segregated with Barclays Capital Group, Citigroup Global Markets, Credit Suisse First Boston Corp., Deutsche Bank AG, Goldman Sachs & Co., Morgan Stanley, and UBS AG, respectively, to cover the requirements for open exchange-traded and cleared swap contracts at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Reverse Repurchase Agreements outstanding at December 31, 2014:

Broker	Interest Rate	Trade Date	Value at December 31, 2014	Maturity Date	Cost
JPMorgan Chase Securities LLC	0.30%	12/12/2014	$14,157,500	01/12/2015	$14,157,500
JPMorgan Chase Securities LLC	0.32%	12/15/2014	1,921,375	01/16/2015	1,921,375
T.D. Securities, LLC	0.43%	12/17/2014	3,236,000	01/09/2015	3,236,000

			$19,314,875		$19,314,875

The aggregate value of Reverse Repurchase Agreements is $19,314,875. U.S. Treasury Securities with a market value of $19,129,834 have been segregated to cover the requirement for the reverse repurchase agreements outstanding as of December 31, 2014. Reverse repurchase agreements are subject to contractual netting arrangements.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$676,965	$—
Residential Mortgage-Backed Securities	—	6,825,819	—
Bank Loan	—	3,228,875	—
Commercial Mortgage-Backed Security	—	3,865,471	—
Corporate Obligations	—	105,909,006	5,116,915
Foreign Government Bonds	—	62,653,862	—
Municipal Bond	—	562,245	—
Residential Mortgage-Backed Securities	—	180,599,546	4,919,527
U.S. Government Agency Obligations	—	30,458,131	—
U.S. Treasury Obligations	—	481,133,420	—
Certificates of Deposit	—	42,830,092	—
Foreign Treasury Bill	—	5,075,271	—
Affiliated Money Market Mutual Fund	1,970,635	—	—
Short Sales – U.S. Government Agency Obligation	—	(74,658,554)	—
Options Written	—	(66,470)	—
Reverse Repurchase Agreement	(19,314,875)	—	—
Other Financial Instruments*
Financial Futures Contracts	(1,010,238)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Foreign Forward Currency Contracts	$—	$7,312,731	$—
Over-the-counter interest rate swaps	—	(101,214)	—
Exchange-traded interest rate swaps	—	(6,368,522)	—
Over-the-counter credit default swaps	—	538,236	—

Total	$(18,354,478)	$850,474,910	$10,036,442

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Obligations	Residential Mortgage-Backed Securities
Balance as of 12/31/13	$952,676	$21,607,865
Accrued discounts/premiums	—	711
Realized gain (loss)	—	62
Change in unrealized appreciation (depreciation)**	(83,085)	506,162
Purchases	5,200,000	—
Sales	—	(33,296)
Transfers into Level 3	—	4,445,888
Transfers out of Level 3	(952,676)	(21,607,865)

Balance as of 12/31/14	$5,116,915	$4,919,527

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

**	Of which, $423,077 was relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning period. At the reporting period-end, two Residential Mortgage-Backed Securities transferred into Level 3 as a result of being priced using single broker quotes. Three Residential Mortgage-Backed Securities and one Corporate Obligation transferred out of Level 3 as a result of being valued by an independent pricing vendor source.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs. Such securities are priced using sigle broker quotes and other similar securities.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

U.S. Treasury Obligations	52.3%
Residential Mortgage-Backed Securities	20.9
Foreign Government Bonds	6.8
Banks	5.0
Certificates of Deposit	4.7
U.S. Government Agency Obligations	3.3
Consumer Finance	1.8
Health Care Providers & Services	1.7
Household Durables	1.3
Diversified Financial Services	1.0
Oil, Gas & Consumable Fuels	0.6
Foreign Treasury Bill	0.5
Energy Equipment & Services	0.5

Commercial Mortgage-Backed Security	0.4%
Affiliated Money Market Mutual Fund	0.2
Capital Markets	0.2
Electric Utilities	0.2
Airlines	0.1
Non-Residential Mortgage-Backed Securities	0.1
Food & Staples Retailing	0.1
Municipal Bond	0.1
U.S. Government Agency Obligations	(8.1)

93.7
Other assets in excess of liabilities	6.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from/to broker — variation margin futures	$1,010,238	*
Interest rate contracts	Due from/to broker — variation margin swaps	8,950,252	*	Due from/to broker — variation margin swaps	15,318,774	*
Interest rate contracts	Premiums paid for swap agreements	24,405		Unrealized depreciation on over-the-counter swap agreements	125,619
Interest rate contracts	—	—		Written options outstanding, at value	32,627
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	13,587,963		Unrealized depreciation on foreign currency forward contracts	6,275,232
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	625,625		Unrealized depreciation on over-the-counter swap agreements	194,069
Credit contracts	Premiums paid for swap agreements	381,733		Premiums received for swap agreements	275,053
Credit contracts	—	—		Written options outstanding, at value	33,843

Total		$23,569,978			$23,265,455

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$18,981	$(4,336,331)	$725,178	$(5,707,184)	$—	$(9,299,356)
Foreign exchange contracts	—		—	—	2,521,074	2,521,074
Credit contracts	—	—	158,508	(5,913,618)	—	(5,755,110)

Total	$18,981	$(4,336,331)	$883,686	$(11,620,802)	$2,521,074	$(12,533,392)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts(3)	Total
Interest rate contracts	$1,764,344	$(13,790)	$(10,101,070)	$—	$(8,350,516)
Foreign exchange contracts	—	—	—	7,734,666	7,734,666
Credit contracts	—	155,146	4,422,457	—	4,577,603

Total	$1,764,344	$141,356	$(5,678,613)	$7,734,666	$3,961,753

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Written Options(4)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)
$364,594,388	$363,990,245	$140,245,457	$247,840,514	$92,996,638	$839,591,763	$54,297,840	$37,097,883

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$106,841	$(106,841)	$—	$—
Barclays Capital Group	4,189	(3,817)	—	372
BNP Paribas	549,489	(384,736)	(446,022)	—
Citigroup Global Markets	2,942,648	(2,942,648)	—	—
Credit Suisse First Boston Corp.	901,826	(652,971)	(20,018)	228,837
Deutsche Bank AG	866,867	(794,703)	—	72,164
Goldman Sachs & Co.	361,534	(361,534)	—	—
Hong Kong & Shanghai Bank	1,515,021	(37,290)	(1,500,152)	—
JPMorgan Chase	4,644,591	(250,186)	(4,160,347)	234,058
Morgan Stanley	396,280	—	(520,056)	—
Royal Bank of Scotland Group PLC	29,256	—	—	29,256
UBS AG	2,301,184	(50,210)	(2,330,246)	—

	$14,619,726

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(107,080)	$106,841	$—	$(239)
Barclays Capital Group	(3,817)	3,817	—	—
BNP Paribas	(384,736)	384,736	—	—
Citigroup Global Markets	(4,214,506)	2,942,648	1,477,821	—
Credit Suisse First Boston Corp.	(652,971)	652,971	—	—
Deutsche Bank AG	(794,703)	794,703	—	—
Goldman Sachs & Co.	(440,944)	361,534	172,849	—
Hong Kong & Shanghai Bank	(37,290)	37,290	—	—
JPMorgan Chase	(250,186)	250,186	—	—
Morgan Stanley	—	—	—	—
Royal Bank of Scotland Group PLC	—	—	—	—
UBS AG	(50,210)	50,210	—	—

	$(6,936,443)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $954,263,506)	$933,855,145
Affiliated investments (cost $1,970,635)	1,970,635
Foreign currency, at value (cost $2,430,582)	2,400,947
Deposit with broker	1,303,996
Receivable for investments sold	94,340,625
Unrealized appreciation on foreign currency forward contracts	13,587,963
Receivable for fund share sold	4,755,745
Dividends and interest receivable	4,698,205
Unrealized appreciation on over-the-counter swap agreements	625,625
Due from broker-variation margin swaps	533,509
Premiums paid for swap agreements	406,138
Prepaid expenses	17,149

Total Assets	1,058,495,682

LIABILITIES:
Securities sold short, at value (proceeds received $74,245,625)	74,658,554
Payable for investments purchased	29,184,024
Reverse repurchase agreement	19,314,875
Due to broker	9,236,000
Unrealized depreciation on foreign currency forward contracts	6,275,232
Unrealized depreciation on over-the-counter swap agreements	319,688
Premiums received for swap agreements	275,053
Advisory fees payable	224,608
Accrued expenses and other liabilities	148,312
Written options outstanding, at value (premiums received $207,826)	66,470
Payable to custodian	28,047
Due to broker-variation margin futures	16,132
Distribution fee payable	15,027
Payable for fund share repurchased	3,240
Interest payable on securities sold short	3,103
Affiliated transfer agent fee payable	361

Total Liabilities	139,768,726

NET ASSETS	$918,726,956

Net assets were comprised of:
Paid-in capital	$926,910,562
Retained earnings	(8,183,606)

Net assets, December 31, 2014	$918,726,956

Net asset value and redemption price per share, $918,726,956 / 88,816,821 outstanding shares of beneficial interest	$10.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$22,451,463
Affiliated dividend income	2,141

22,453,604

EXPENSES
Advisory fees	6,229,464
Distribution fee	995,814
Custodian and accounting fees	312,000
Audit fee	58,000
Trustees’ fees	18,000
Insurance expenses	14,000
Legal fees and expenses	14,000
Shareholders’ reports	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Interest expense	3,340
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	13,408

Total expenses	7,682,026

NET INVESTMENT INCOME	14,771,578

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,467,846
Futures transactions	(4,336,331)
Options written transactions	883,686
Short sales transactions	(2,233,594)
Swap agreements transactions	(11,620,802)
Foreign currency transactions	(2,513,811)

(15,353,006)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,052,096)
Futures	1,764,344
Options written	141,356
Short sales	(416,054)
Swap agreements	(5,678,613)
Foreign currencies	7,589,964

348,901

NET LOSS ON INVESTMENTS	(15,004,105)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(232,527)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$14,771,578	$12,235,905
Net realized loss on investment and foreign currency transactions	(15,353,006)	(2,912,245)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	348,901	(33,144,130)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(232,527)	(23,820,470)

FUND SHARE TRANSACTIONS:
Fund share sold [4,317,063 and 14,734,225 shares, respectively]	44,860,250	154,225,514
Fund share repurchased [17,169,483 and 24,461,728 shares, respectively]	(178,446,551)	(255,908,387)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(133,586,301)	(101,682,873)

TOTAL DECREASE IN NET ASSETS	(133,818,828)	(125,503,343)
NET ASSETS:
Beginning of year	1,052,545,784	1,178,049,127

End of year	$918,726,956	$1,052,545,784

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 92.3% ASSET-BACKED SECURITIES — 3.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligations — 0.6%
Hillmark Funding Ltd. (Cayman Islands), Series 2006-1A, Class A1, 144A	0.481%(c)		05/21/21	23,485	$23,240,046

Collateralized Loan Obligations — 0.3%
CIFC Funding Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	0.494%	(c)	03/01/21	2,101	2,092,148
CIFC Funding Ltd. (Cayman Islands), Series 2007-1A, Class A1L, 144A	0.492%	(c)	05/10/21	8,407	8,346,005
Galaxy VIII CLO Ltd. (Cayman Islands), Series 2007-8A, Class A, 144A	0.474%	(c)	04/25/19	2,825	2,814,334

					13,252,487

Non-Residential Mortgage-Backed Securities
SLM Private Education Loan Trust, Series 2010-C, Class A2, 144A	2.811%	(c)	12/16/19	1,307	1,324,513

Residential Mortgage-Backed Securities — 2.9%
Accredited Mortgage Loan Trust, Series 2005-3, Class M3	0.640%	(c)	09/25/35	3,100	2,326,699
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class M1	0.720%	(c)	06/25/36	5,100	4,342,568
BNC Mortgage Loan Trust, Series 2007-2, Class A2	0.270%	(c)	05/25/37	2,517	2,397,245
Countrywide Asset-Backed Certificates, Series 2005-6, Class M4	0.830%	(c)	12/25/35	5,000	4,153,145
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3	0.310%	(c)	07/25/37	9,300	7,315,547
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A	0.910%	(c)	05/25/40	1,482	1,334,796
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	0.410%	(c)	06/25/32	1,164	1,149,091
First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A5	0.530%	(c)	11/25/35	4,400	2,797,203
First NLC Trust, Series 2007-1, Class A1, 144A	0.240%	(c)	08/25/37	6,365	3,573,334
Fremont Home Loan Trust, Series 2006-3, Class 2A3	0.340%	(c)	02/25/37	23,349	13,263,006
Fremont Home Loan Trust, Series 2006-B, Class 2A2	0.270%	(c)	08/25/36	1,063	450,008
Fremont Home Loan Trust, Series 2006-B, Class 2A3	0.330%	(c)	08/25/36	1,659	710,380
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A4, 144A(g)	0.470%	(c)	06/25/37	13,536	8,917,615
Lehman XS Trust, Series 2007-2N, Class 3A3	0.340%	(c)	02/25/37	10,891	5,906,655
MASTR Asset-Backed Securities Trust, Series 2005-WF1, Class M2	0.600%	(c)	06/25/35	6,100	5,696,833
MASTR Asset-Backed Securities Trust, Series 2006-NC2, Class A5	0.410%	(c)	08/25/36	4,325	2,373,860
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE7, Class A2C	1.420%	(c)	07/25/37	8,600	6,289,326
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ1, Class M2	1.160%	(c)	09/25/34	5,862	5,585,080
RAAC Trust, Series 2006-SP1, Class M1	0.570%	(c)	09/25/45	5,000	4,039,190
RAMP Trust, Series 2003-RS11, Class MII1	1.247%	(c)	12/25/33	5,374	4,898,426
Structured Asset Investment Loan Trust, Series 2005-7, Class M1	0.660%	(c)	08/25/35	8,000	7,636,472

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-MN1A, Class A1, 144A(g)	0.400%	(c)	01/25/37	30,288	$19,574,661

					114,731,140

TOTAL ASSET-BACKED SECURITIES (cost $150,327,846)					152,548,186

CERTIFICATE OF DEPOSIT — 0.2%
Banco Bilbao Vizcaya Argentaria (Spain) (cost $9,000,000)	1.082%	(c)	05/16/16	9,000	8,991,126

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW15, Class A4	5.331%		02/11/44	347	371,009
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4	5.471%	(c)	01/12/45	1,082	1,159,099
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	34,978	35,356,280
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A	5.297%		12/15/39	3,695	3,923,196
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class A3	5.383%		02/15/40	895	948,359
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class A3A	4.678%		07/15/42	2	1,930
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3	5.866%	(c)	09/15/45	13,227	14,532,357
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	5.485%	(c)	03/12/51	2,300	2,469,278
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4A, 144A	5.796%	(c)	08/12/45	86	92,601

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $57,699,541)					58,854,109

CORPORATE BONDS — 16.4%
Banks — 8.2%
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec’d. Notes, 144A	3.375%		09/26/16	2,200	2,207,480
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	4.250%		01/14/16	10,000	10,140,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico), Sr. Unsec’d. Notes, 144A	4.125%		11/09/22	6,700	6,634,340
Bank of America Corp., Sr. Unsec’d. Notes	4.500%		04/01/15	2,300	2,321,611
Bank of America Corp., Sr. Unsec’d. Notes	6.500%		08/01/16	5,855	6,307,744
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.625%		03/17/16	19,370	19,914,200
Bank of America Corp., Sub. Notes	0.564%	(c)	08/15/16	1,900	1,885,189
Bank of America NA, Sr. Unsec’d. Notes	0.652%	(c)	05/08/17	5,700	5,690,561
Bank of America NA, Sub. Notes	6.000%		10/15/36	1,500	1,878,843
Bank of China Hong Kong Ltd. (Hong Kong), Sub. Notes, 144A	5.550%		02/11/20	2,900	3,168,668
BBVA Bancomer SA (Mexico), Sub. Notes, 144A	6.500%		03/10/21	8,000	8,663,200
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		05/15/17	2,100	2,178,750
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	4.750%		02/15/15	2,000	2,001,500
Citigroup, Inc., Sr. Unsec’d. Notes	1.025%	(c)	04/01/16	2,200	2,207,713
Citigroup, Inc., Sr. Unsec’d. Notes	1.194%	(c)	07/25/16	2,500	2,515,835
Citigroup, Inc., Sr. Unsec’d. Notes	4.750%		05/19/15	4,031	4,090,421
Citigroup, Inc., Sr. Unsec’d. Notes, MTN	0.752%	(c)	05/01/17	48,000	47,877,888

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
Citigroup, Inc., Sub. Notes	4.875%		05/07/15		5,200	$5,268,978
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Sr. Unsec’d. Notes, RegS	6.875%		03/19/20	EUR	5,800	8,316,695
Credit Suisse (Switzerland), Sr. Unsec’d. Notes, MTN	0.539%	(c)	03/11/16		26,700	26,689,347
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	0.860%	(c)	06/04/17		1,500	1,496,909
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	6.500%		02/24/21		24,500	28,342,899
JPMorgan Chase & Co., Sr. Unsec’d. Notes	0.752%	(c)	02/15/17		17,300	17,256,317
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.150%		07/05/16		600	616,762
JPMorgan Chase & Co., Unsec’d. Notes, MTN	0.784%	(c)	04/25/18		3,700	3,691,516
JPMorgan Chase Bank NA, Sub. Notes	0.571%	(c)	06/13/16		4,700	4,680,081
JPMorgan Chase Bank NA, Sub. Notes	0.769%	(c)	05/31/17	EUR	6,400	7,727,310
JPMorgan Chase Bank NA, Sub. Notes	6.000%		10/01/17		1,800	1,997,791
Lloyds Bank PLC (United Kingdom), Jr. Sub. Notes, 144A.	12.000%	(c)	12/29/49		19,200	27,264,000
Northern Rock Asset Management PLC (United Kingdom), Covered Bonds, 144A	5.625%		06/22/17		37,200	40,760,449
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes, MTN	0.550%	(c)	07/11/17		28,000	27,881,308

						331,674,305

Capital Markets — 1.2%
Blackstone Group LP (The), 144A(g)	9.296%		03/19/19		2,722	2,715,815
Morgan Stanley, Sr. Unsec’d. Notes	5.375%		10/15/15		8,600	8,895,324
Morgan Stanley, Sr. Unsec’d. Notes, MTN	1.514%	(c)	04/25/18		34,100	34,642,633
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.000%		04/28/15		1,400	1,422,658

						47,676,430

Diversified Financial Services — 3.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	2.750%		05/15/17		2,450	2,401,000
Ally Financial, Inc., Gtd. Notes	2.750%		01/30/17		6,700	6,679,096
Ally Financial, Inc., Gtd. Notes	7.500%		09/15/20		10,540	12,358,150
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	4.650%		07/02/18		8,000	8,668,952
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	0.755%	(c)	09/08/17		3,700	3,674,522
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.750%		05/15/15		4,345	4,374,072
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.984%		06/15/16		900	931,862
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.625%		09/15/15		23,400	24,145,126
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	6.625%		08/15/17		5,500	6,131,163
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, MTN	0.682%	(c)	11/08/16		20,400	20,310,118
General Electric Capital Corp., Sub. Notes, MTN	6.375%	(c)	11/15/67		6,175	6,622,687
General Electric Capital Corp./LJ VP Holdings LLC, Sr. Unsec’d. Notes, 144A(g)	3.800%		06/18/19		4,600	4,887,008
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	6.750%		09/01/16		5,400	5,751,000
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16		1,400	1,452,500
Navient Corp., Sr. Unsec’d. Notes, MTN	6.000%		01/25/17		11,300	11,836,750
Navient Corp., Sr. Unsec’d. Notes, MTN	6.250%		01/25/16		7,200	7,488,000
Springleaf Finance Corp., Gtd. Notes, MTN	5.400%		12/01/15		1,900	1,947,500
Springleaf Finance Corp., Gtd. Notes, MTN	6.500%		09/15/17		5,000	5,250,000

						134,909,506

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Diversified Telecommunication Services — 1.6%
Verizon Communications, Inc., Sr. Unsec’d. Notes	0.636%	(c)	06/09/17		29,300	$29,242,308
Verizon Communications, Inc., Sr. Unsec’d. Notes	1.771%	(c)	09/15/16		18,400	18,733,592
Verizon Communications, Inc., Sr. Unsec’d. Notes	1.991%	(c)	09/14/18		2,900	3,016,745
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.500%		09/15/16		2,522	2,577,925
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.650%		09/14/18		9,400	9,933,234
Verizon Virginia LLC, Gtd. Notes	7.875%		01/15/22		3,000	3,611,568

						67,115,372

Energy Equipment & Services — 0.3%
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	6.750%		11/01/19		12,800	13,024,000

Health Care Providers & Services — 1.1%
HCA, Inc., Gtd. Notes	6.375%		01/15/15		41,097	41,097,000
HCA, Inc., Gtd. Notes	6.500%		02/15/16		1,700	1,774,375

						42,871,375

Industrial Conglomerates
General Electric Co., Sr. Unsec’d. Notes	0.850%		10/09/15		1,900	1,904,862

Insurance
American International Group, Inc., Sr. Unsec’d. Notes	5.050%		10/01/15		500	515,172

Multi-Utilities — 0.4%
Entergy Corp., Sr. Unsec’d. Notes	3.625%		09/15/15		14,700	14,909,372

Oil, Gas & Consumable Fuels — 0.3%
California Resources Corp., Gtd. Notes, 144A	6.000%		11/15/24		1,000	845,000
Petrobras International Finance Co. SA (Brazil), Gtd. Notes	5.375%		01/27/21		5,230	4,845,961
Petrobras International Finance Co. SA (Brazil), Gtd. Notes	7.875%		03/15/19		4,800	5,051,376

						10,742,337

TOTAL CORPORATE BONDS (cost $646,595,617)						665,342,731

FOREIGN GOVERNMENT BONDS — 3.1%
Banco Nacional de Desenvolvimento Economicoe Social (Brazil), Sr. Unsec’d. Notes	4.125%		09/15/17	EUR	2,700	3,283,479
Italy Buoni Poliennali del Tesoro (Italy), Bonds	1.150%		05/15/17	EUR	12,400	15,186,125
Italy Buoni Poliennali del Tesoro (Italy), Bonds	3.750%		08/01/15	EUR	4,400	5,426,097
Italy Buoni Poliennali del Tesoro (Italy), Bonds	3.750%		08/01/16	EUR	31,000	39,434,306
Italy Buoni Poliennali del Tesoro, TIPS (Italy), Sr. Unsec’d. Notes	2.450%		03/26/16	EUR	2,900	3,583,205
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes	5.250%		02/18/24		2,700	2,966,625
Spain Government Bond (Spain), Bonds	2.100%		04/30/17	EUR	12,100	15,181,627
Spain Government Bond (Spain), Bonds	3.300%		07/30/16	EUR	8,600	10,864,757
Spain Government Bond (Spain), Bonds	4.250%		10/31/16	EUR	5,800	7,502,431

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Spain Government Bond (Spain), Bonds	5.400%	01/31/23	EUR	15,000	$23,737,068

TOTAL FOREIGN GOVERNMENT BONDS (cost $140,091,349)					127,165,720

MUNICIPAL BONDS — 8.1%
California — 4.5%
Bay Area Toll Authority, Series S1, Revenue Bonds, BABs	7.043%	04/01/50		6,700	9,974,625
California Infrastructure & Economic Development Bank, Revenue Bonds, BABs	6.486%	05/15/49		2,600	3,240,406
California State University, Revenue Bonds, BABs	6.484%	11/01/41		4,500	5,982,885
California Statewide Communities Development Authority, Revenue Bonds	7.550%	05/15/40		11,085	14,840,155
City of Riverside CA Electric, Revenue Bonds, BABs	7.605%	10/01/40		9,300	13,092,261
Los Angeles County Public Works Financing Authority, Series Z, Revenue Bonds, BABs	7.618%	08/01/40		18,200	26,556,530
Orange County Local Transportation Authority, Series A, Revenue Bonds, BABs	6.908%	02/15/41		16,100	22,959,566
Regents of the University of California Medical Center Pooled Revenue, Series F, Revenue Bonds, BABs	6.583%	05/15/49		37,800	52,029,432
Regents of the University of California Medical Center Pooled Revenue, Series H, Revenue Bonds, BABs	6.398%	05/15/31		10,900	13,642,767
State of California, General Obligation Unlimited, BABs	7.500%	04/01/34		13,400	20,053,100

					182,371,727

Illinois — 0.7%
Chicago Transit Authority, Series A, Revenue Bonds	6.300%	12/01/21		270	297,848
Chicago Transit Authority, Series A, Revenue Bonds	6.899%	12/01/40		7,200	9,071,712
Chicago Transit Authority, Series B, Revenue Bonds	6.899%	12/01/40		10,200	12,851,592
Illinois Municipal Electric Agency, Revenue Bonds, BABs	6.832%	02/01/35		4,800	5,827,824

					28,048,976

Massachusetts — 0.2%
Massachusetts Port Authority, Series B, Revenue Bonds	6.352%	07/01/37		7,900	9,746,388

Mississippi — 0.1%
Mississippi Development Bank, Revenue Bonds, BABs	6.313%	01/01/33		3,100	3,806,738

Nebraska — 0.1%
Public Power Generation Agency, Revenue Bonds, BABs	7.242%	01/01/41		3,600	4,226,688

North Carolina — 0.2%
North Carolina Turnpike Authority, Series SE, Revenue Bonds, BABs	6.700%	01/01/39		5,300	6,074,913

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Ohio — 0.5%
American Municipal Power, Inc., Series B, Revenue Bonds, BABs	8.084%		02/15/50		13,000	$21,193,900

Rhode Island
Tobacco Settlement Financing Corp., Series A, Revenue Bonds	6.250%		06/01/42		400	400,980

Tennessee — 0.8%
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Revenue Bonds, BABs	6.693%		07/01/41		17,000	23,123,230
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Series B-D, Revenue Bonds, BABs	6.568%		07/01/37		7,700	10,142,132

						33,265,362

Texas — 1.0%
Dallas Convention Center Hotel Development Corp., Revenue Bonds, BABs	7.088%		01/01/42		27,500	37,065,600
Dallas County Hospital District, Series B, General Obligation Ltd., BABs	6.171%		08/15/34		1,600	1,813,232

						38,878,832

Wisconsin
State of Wisconsin, Series A, Revenue Bonds	5.700%		05/01/26		510	603,713

TOTAL MUNICIPAL BONDS (cost $268,136,712)						328,618,217

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.8%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	2.758%	(c)	09/25/35		3,188	2,817,425
Alternative Loan Trust, Series 2003-20CB, Class 1A4	5.500%		10/25/33		7,430	7,613,231
Alternative Loan Trust, Series 2005-11CB, Class 2A6	5.500%		06/25/35		1,770	1,766,870
Alternative Loan Trust, Series 2006-17T1, Class A1	6.250%		06/25/36		4,278	3,544,667
Alternative Loan Trust 2007-OA7, Series 2007-OA7, Class A1A	0.350%	(c)	05/25/47		5,019	4,154,318
Arran Residential Mortgages Funding PLC (United Kingdom), Series 2010-1A, Class A2B, 144A	1.478%	(c)	05/16/47	EUR	4,403	5,366,965
BCAP LLC Trust, Series 2011-RR5, Class 12A1, 144A	5.413%	(c)	03/26/37		1,382	1,360,634
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	2.758%	(c)	07/25/34		1,357	1,331,179
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	2.512%	(c)	01/26/36		4,199	3,338,072
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	2.439%	(c)	12/26/46		2,255	1,767,568
Chase Mortgage Finance Trust, Series 2007-S3, Class 1A12	6.000%		05/25/37		4,622	4,135,751
CHL Mortgage Pass-Through Trust, Series 2006-16, Class 3A4	6.500%		11/25/36		2,927	2,515,610
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2B	2.556%	(c)	08/25/35		3,316	2,407,898

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR9, Class 1A3	0.410%	(c)	11/25/36		1,600	$1,406,883
CSMC Mortgage-Backed Trust, Series 2007-1, Class 5A13	6.000%		02/25/37		4,828	4,328,074
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1A	0.360%	(c)	08/25/47		8,920	7,444,292
Fannie Mae REMIC Trust, Series 2003-W1, Class 1A1	5.854%	(c)	12/25/42		465	528,594
Fannie Mae REMICS, Series 2003-25, Class KP	5.000%		04/25/33		1,142	1,249,532
Fannie Mae REMICS, Series 2006-5, Class 3A2	2.192%	(c)	05/25/35		181	186,379
Fannie Mae REMICS, Series 2006-118, Class A1	0.230%	(c)	12/25/36		522	510,756
Fannie Mae REMICS, Series 2007-73, Class A1	0.230%	(c)	07/25/37		2,007	1,948,060
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	1.516%	(c)	07/25/44		994	999,962
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	1.316%	(c)	10/25/44		685	691,113
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	0.210%	(c)	12/25/36		3,523	3,505,037
Granite Master Issuer PLC (United Kingdom), Series 2005-1, Class A4	0.355%	(c)	12/20/54		1,437	1,426,624
Granite Master Issuer PLC (United Kingdom), Series 2005-4, Class A5	0.225%	(c)	12/20/54	EUR	1,718	2,066,473
Granite Master Issuer PLC (United Kingdom), Series 2007-1, Class 3A2	0.225%	(c)	12/20/54	EUR	2,641	3,177,234
Granite Master Issuer PLC (United Kingdom), Series 2007-2, Class 3A2	0.224%	(c)	12/17/54	EUR	1,659	1,995,102
Granite Mortgages PLC (United Kingdom), Series 2003-3, Class 2A	0.461%	(c)	01/20/44	EUR	208	251,691
Granite Mortgages PLC (United Kingdom), Series 2003-3, Class 3A	0.936%	(c)	01/20/44	GBP	323	501,610
Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 2A2	0.359%	(c)	09/20/44	EUR	209	252,020
Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 3A2	0.940%	(c)	09/20/44	GBP	1,611	2,501,362
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	2.787%	(c)	10/25/33		1,519	1,485,374
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1	4.984%	(c)	11/25/35		1,720	1,674,514
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3	6.000%		03/25/37		2,479	2,242,760
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1	2.601%	(c)	07/19/35		2,691	2,433,081
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 1A1, 144A	6.000%		12/27/36		4,138	3,629,009
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A2	5.750%		01/25/36		2,127	1,988,935
JPMorgan Mortgage Trust, Series 2007-A1, Class 2A1	2.485%	(c)	07/25/35		2,196	2,185,002
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A	2.196%	(c)	05/25/33		1,809	1,750,203
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	0.362%	(c)	02/25/36		2,570	2,353,973
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AP2, Class A5	4.976%	(c)	05/25/35		2,387	2,235,779
RALI Trust, Series 2007-QS8, Class A7	6.000%		06/25/37		29,238	24,140,585
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1	6.500%		07/25/36		25,126	16,686,000

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Funding Mortgage Securities I, Series 2005-S1, Class 1A6	5.500%		02/25/35	1,894	$1,894,363
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21	2.957%	(c)	09/25/35	4,106	3,218,707
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	2.484%	(c)	01/25/35	4,107	3,929,176
Structured Asset Mortgage Investments II Trust, Series 2006-AR7, Class A1BG	0.290%	(c)	08/25/36	2,971	2,268,830
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	5.354%	(c)	10/25/46	6,372	6,294,130
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	1.083%	(c)	05/25/46	2,340	1,788,489
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	1.313%	(c)	11/25/42	203	196,454
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	0.460%	(c)	10/25/45	1,833	1,679,360
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1	2.232%	(c)	09/25/36	482	431,149
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A	0.923%	(c)	12/25/46	1,381	1,293,093
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 1A1	1.940%	(c)	04/25/37	1,653	1,425,413
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A12	5.250%		01/25/34	28,876	29,955,223
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-AA, Class A1	2.615%	(c)	12/25/34	1,580	1,599,404

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $198,986,109)					195,869,992

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.0%
Federal Home Loan Mortgage Corp.	1.750%		05/30/19	1,400	1,407,762
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	53,600	54,151,758
Federal Home Loan Mortgage Corp.	4.193%	(c)	11/01/35	276	294,764
Federal Home Loan Mortgage Corp.	5.500%		12/01/34-02/01/40	20,439	22,866,015
Federal Home Loan Mortgage Corp.	6.000%		01/01/27-07/01/40	24,413	27,620,329
Federal National Mortgage Assoc.	1.316%	(c)	06/01/43	1,256	1,290,768
Federal National Mortgage Assoc.	1.940%	(c)	08/01/35	943	1,010,065
Federal National Mortgage Assoc.	2.050%	(c)	06/01/35	276	288,557
Federal National Mortgage Assoc.	2.310%		08/01/22	700	694,840
Federal National Mortgage Assoc.	2.870%		09/01/27	6,800	6,757,350
Federal National Mortgage Assoc.	3.000%		08/01/28-11/01/29	26,630	27,713,606
Federal National Mortgage Assoc.	3.156%		05/01/22	5,856	6,147,476
Federal National Mortgage Assoc.	3.269%	(c)	05/01/36	2,745	2,888,079
Federal National Mortgage Assoc.	3.330%		11/01/21	1,610	1,692,697
Federal National Mortgage Assoc.	3.853%	(c)	11/01/35	830	877,578
Federal National Mortgage Assoc.	4.000%		04/01/18-10/01/31	91,186	97,368,631
Federal National Mortgage Assoc.	4.371%	(c)	12/01/36	528	564,360
Federal National Mortgage Assoc.	4.500%		06/01/18-11/01/43	38,212	41,277,998
Federal National Mortgage Assoc.	5.000%		08/01/23-01/01/42	18,778	20,797,395
Federal National Mortgage Assoc.	5.340%	(c)	01/01/36	331	353,070
Federal National Mortgage Assoc.	5.500%		01/01/18-09/01/41	66,870	74,793,449
Federal National Mortgage Assoc.	6.000%		10/01/19-05/01/41	62,687	71,231,134
Government National Mortgage Assoc.	1.625%	(c)	11/20/29-02/20/32	750	778,886
Government National Mortgage Assoc.	5.000%		04/15/38-09/15/40	19,276	21,259,354

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	6.000%	05/15/37	17	$19,088

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $468,740,915)				484,145,009

U.S. TREASURY OBLIGATIONS — 40.7%
U.S. Treasury Bonds	3.000%	11/15/44	100,300	105,409,081
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.125%	01/15/22	47,900	48,878,734
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.375%	07/15/23	3,500	3,530,736
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.625%	07/15/21	134,510	143,495,477
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.125%	01/15/21	9,700	10,937,982
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.250%	07/15/20	25,200	28,796,780
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.750%	01/15/28	63,500	81,481,779
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%	01/15/25-01/15/27	125,200	183,801,219
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.500%	01/15/29	104,700	143,685,341
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.625%	04/15/28	700	1,412,494
U.S. Treasury Notes	2.125%	12/31/21	184,000	185,782,592
U.S. Treasury Notes	2.250%	11/15/24	699,300	703,998,597
U.S. Treasury Notes	2.375%	08/15/24	6,600	6,722,206

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,669,229,027)				1,647,933,018

			Shares
PREFERRED STOCKS — 1.7%
Automobiles
Motors Liquidation Co. (Class A Stock), CVT, 5.250%*(g)			68,000	—

Banks
Wells Fargo & Co., Series L, CVT, 7.500%			500	606,248

Diversified Financial Services — 1.7%
GMAC Capital Trust I, Series 2, 8.125%			2,508,000	66,161,040

TOTAL PREFERRED STOCKS (cost $63,299,970)				66,767,288

TOTAL LONG-TERM INVESTMENTS (cost $3,672,107,086)				3,736,235,396

			Principal Amount (000)#
SHORT-TERM INVESTMENTS — 8.1%
REPURCHASE AGREEMENTS(m) — 6.9%
Citigroup Global Markets, Inc., 0.140%, dated 12/31/14, due 01/02/15 in the amount of $8,300,065			8,300	8,300,000
Credit Suisse Securities (USA) LLC, 0.150%, dated 12/31/14, due 01/02/15 in the amount of $258,902,158			258,900	258,900,000
Deutsche Bank Securities, Inc., 0.100%, dated 12/31/14, due 01/02/15 in the amount of $2,400,013			2,400	2,400,000
Goldman Sachs & Co., 0.170%, dated 12/31/14, due 01/02/15 in the amount of $1,600,015			1,600	1,600,000
JPMorgan Securities LLC, 0.140%, dated 12/31/14, due 01/02/15 in the amount of $3,600,028			3,600	3,600,000

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

REPURCHASE AGREEMENTS(m) (continued)				Principal Amount (000)#	Value (Note 2)
Morgan Stanley & Co. LLC, 0.150%, dated 12/31/14, due 01/02/15 in the amount of $5,200,043				5,200	$5,200,000

TOTAL REPURCHASE AGREEMENTS (cost $280,000,000)					280,000,000

	Interest Rate		Maturity Date
CERTIFICATES OF DEPOSIT — 0.8%
Barclays Bank PLC (United Kingdom)	0.535%	(c)	05/01/15	26,800	26,797,400
Credit Suisse (Switzerland)	0.473%	(c)	03/17/15	4,500	4,499,595

TOTAL CERTIFICATES OF DEPOSIT (cost $31,300,000)					31,296,995

U.S. TREASURY OBLIGATIONS(n) — 0.2%
U.S. Treasury Bills	0.030%		04/02/15	321	320,968
U.S. Treasury Bills	0.050%		04/30/15	611	610,910
U.S. Treasury Bills	0.065%		05/14/15	1,422	1,421,726
U.S. Treasury Bills	0.070%		05/07/15	1,141	1,140,822
U.S. Treasury Bills	0.510%		04/30/15	2,443	2,442,641
U.S. Treasury Bills	0.704%		05/28/15	4,351	4,349,851

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,286,584)					10,286,918

				Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $7,377,915)(w) (Note 4)				7,377,915	7,377,915

TOTAL SHORT-TERM INVESTMENTS (cost $328,964,499)					328,961,828

TOTAL INVESTMENTS — 100.4% (cost $4,001,071,585)					4,065,197,224
Liabilities in excess of other assets(x) — (0.4)%					(15,080,330)

NET ASSETS — 100.0%					$4,050,116,894

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(m)	Repurchase agreements are collateralized by Federal Home Loan Mortgage Corp. (coupon rate 3.50%, maturity date 09/01/42), and U.S. Treasuries (coupon rates 0.25% - 4.625%, maturity dates 10/15/15 - 02/15/43), with the aggregate value, including accrued interest, of $285,669,768. Repurchase Agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Schedule of Investments.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Depreciation(1)
Short Position:
140	10 Year Euro-Bund	Mar. 2015	$25,869,762	$26,405,537	$(535,775)

(1)	Cash collateral of $458,000 has been segregated with Goldman Sachs & Co. to cover requirement for open contracts as of December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/05/15	Hong Kong & Shanghai Bank	AUD	51,573	$42,075,832	$42,088,366	$12,534
Brazilian Real,
Expiring 01/05/15	BNP Paribas	BRL	23,621	8,713,989	8,873,784	159,795
Expiring 01/05/15	JPMorgan Chase	BRL	151,771	56,953,993	57,015,688	61,695
Expiring 01/05/15	JPMorgan Chase	BRL	10,229	3,892,388	3,842,720	(49,668)
Expiring 01/05/15	UBS AG	BRL	162,000	67,626,800	60,858,408	(6,768,392)
Expiring 01/06/15	JPMorgan Chase	BRL	15,120	5,782,000	5,678,506	(103,494)
British Pound,
Expiring 01/05/15	Credit Suisse First Boston Corp.	GBP	27,989	43,865,760	43,622,019	(243,741)
Expiring 01/05/15	Deutsche Bank AG	GBP	1,132	1,773,904	1,764,269	(9,635)
Expiring 01/05/15	JPMorgan Chase	GBP	444	696,000	692,637	(3,363)
Canadian Dollar,
Expiring 01/05/15	Goldman Sachs & Co.	CAD	394	339,456	339,091	(365)
Danish Krone,
Expiring 01/02/15	Goldman Sachs & Co.	DKK	9,175	1,576,181	1,490,823	(85,358)
Expiring 01/02/15	Hong Kong & Shanghai Bank	DKK	9,169	1,515,334	1,489,848	(25,486)
Euro,
Expiring 01/05/15	Deutsche Bank AG	EUR	18,274	22,662,117	22,113,715	(548,402)
Expiring 01/05/15	Goldman Sachs & Co.	EUR	17,786	22,000,000	21,523,297	(476,703)
Expiring 01/05/15	Goldman Sachs & Co.	EUR	15,436	19,192,469	18,679,397	(513,072)
Expiring 01/05/15	UBS AG	EUR	108,460	133,243,101	131,249,393	(1,993,708)
Expiring 01/05/15	UBS AG	EUR	10,826	13,393,000	13,101,165	(291,835)
Indian Rupee,
Expiring 01/08/15	Hong Kong & Shanghai Bank	INR	92,324	1,482,399	1,460,054	(22,345)
Expiring 01/08/15	JPMorgan Chase	INR	138,486	2,214,000	2,190,080	(23,920)
Japanese Yen,
Expiring 01/05/15	Citigroup Global Markets	JPY	16,026,934	133,988,000	133,808,920	(179,080)
Expiring 01/05/15	Credit Suisse First Boston Corp.	JPY	14,870,915	125,257,238	124,157,311	(1,099,927)
Expiring 01/05/15	Goldman Sachs & Co.	JPY	536,700	4,521,102	4,480,910	(40,192)
Mexican Peso,
Expiring 01/05/15	Goldman Sachs & Co.	MXN	227,654	15,542,406	15,425,421	(116,985)
Expiring 01/05/15	Hong Kong & Shanghai Bank	MXN	1,144,295	77,684,658	77,535,299	(149,359)
Expiring 01/05/15	JPMorgan Chase	MXN	25,342	1,733,460	1,717,127	(16,333)
Expiring 01/08/15	BNP Paribas	MXN	1,114,103	76,063,609	75,475,337	(588,272)
Expiring 01/08/15	Deutsche Bank AG	MXN	1,124,000	83,358,221	76,145,829	(7,212,392)
Expiring 01/22/15	BNP Paribas	MXN	592,619	40,442,758	40,112,008	(330,750)
Expiring 01/22/15	Deutsche Bank AG	MXN	622,948	46,160,415	42,164,870	(3,995,545)
Expiring 01/22/15	Goldman Sachs & Co.	MXN	26,462	1,806,181	1,791,098	(15,083)
Expiring 02/05/15	Barclays Capital Group	MXN	77,243	5,723,527	5,223,700	(499,827)
Expiring 02/05/15	Barclays Capital Group	MXN	34,188	2,528,231	2,312,026	(216,205)
Expiring 02/05/15	Barclays Capital Group	MXN	23,914	1,769,049	1,617,228	(151,821)
Expiring 02/05/15	Barclays Capital Group	MXN	19,847	1,451,972	1,342,190	(109,782)
Expiring 02/05/15	Barclays Capital Group	MXN	15,057	1,103,910	1,018,257	(85,653)
Expiring 02/05/15	Barclays Capital Group	MXN	9,688	712,107	655,169	(56,938)
Expiring 02/05/15	Barclays Capital Group	MXN	8,023	594,486	542,570	(51,916)
Expiring 02/05/15	Barclays Capital Group	MXN	7,150	527,216	483,532	(43,684)
Expiring 02/05/15	Barclays Capital Group	MXN	6,109	446,277	413,132	(33,145)
Expiring 02/05/15	Barclays Capital Group	MXN	5,441	398,991	367,958	(31,033)

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso (continued),
Expiring 02/05/15	Barclays Capital Group	MXN	3,646	$267,685	$246,568	$(21,117)
Expiring 02/05/15	BNP Paribas	MXN	241,682	18,302,707	16,344,171	(1,958,536)
Expiring 02/05/15	BNP Paribas	MXN	240,387	16,390,821	16,256,589	(134,232)
Expiring 02/05/15	BNP Paribas	MXN	5,206	384,786	352,065	(32,721)
Expiring 02/05/15	Citigroup Global Markets	MXN	8,681	633,474	587,069	(46,405)
Expiring 02/05/15	Deutsche Bank AG	MXN	645,099	43,797,007	43,626,019	(170,988)
Expiring 02/05/15	Goldman Sachs & Co.	MXN	45,176	3,079,834	3,055,110	(24,724)
Expiring 02/05/15	Hong Kong & Shanghai Bank	MXN	1,138,185	83,070,103	76,971,846	(6,098,257)
Expiring 02/05/15	Hong Kong & Shanghai Bank	MXN	6,110	443,348	413,200	(30,148)
Expiring 02/05/15	JPMorgan Chase	MXN	6,969	512,144	471,291	(40,853)
Expiring 02/05/15	JPMorgan Chase	MXN	5,341	389,772	361,195	(28,577)
Swiss Franc,
Expiring 01/05/15	Goldman Sachs & Co.	CHF	4,078	4,198,000	4,102,424	(95,576)

				$1,242,282,218	$1,207,650,699	(34,631,519)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/05/15	Hong Kong & Shanghai Bank	AUD	51,573	$44,114,353	$42,088,366	$2,025,987
Brazilian Real,
Expiring 01/05/15	BNP Paribas	BRL	23,621	9,091,573	8,873,783	217,790
Expiring 01/05/15	JPMorgan Chase	BRL	162,000	69,701,403	60,858,408	8,842,995
Expiring 01/05/15	UBS AG	BRL	155,494	57,388,481	58,414,338	(1,025,857)
Expiring 01/05/15	UBS AG	BRL	6,506	2,737,602	2,444,070	293,532
Expiring 01/06/15	JPMorgan Chase	BRL	15,120	5,670,753	5,678,506	(7,753)
British Pound,
Expiring 01/05/15	Credit Suisse First Boston Corp.	GBP	27,989	43,936,572	43,622,019	314,553
Expiring 01/05/15	Deutsche Bank AG	GBP	1,132	1,776,080	1,764,269	11,811
Expiring 01/05/15	JPMorgan Chase	GBP	444	694,834	692,637	2,197
Expiring 01/05/15	UBS AG	GBP	2,407	3,735,578	3,751,409	(15,831)
Danish Krone,
Expiring 01/02/15	Hong Kong & Shanghai Bank	DKK	9,169	1,640,606	1,489,848	150,758
Euro,
Expiring 01/05/15	Deutsche Bank AG	EUR	18,274	22,454,799	22,113,715	341,084
Expiring 01/05/15	Goldman Sachs & Co.	EUR	26,493	32,554,191	32,059,804	494,387
Expiring 01/05/15	Goldman Sachs & Co.	EUR	6,729	8,369,826	8,142,891	226,935
Expiring 01/05/15	UBS AG	EUR	119,883	145,723,061	145,072,698	650,363
Expiring 01/05/15	UBS AG	EUR	119,286	148,177,975	144,350,558	3,827,417
Indian Rupee,
Expiring 01/08/15	Hong Kong & Shanghai Bank	INR	92,324	1,476,000	1,460,053	15,947
Expiring 01/08/15	JPMorgan Chase	INR	138,486	2,222,171	2,190,080	32,091
Japanese Yen,
Expiring 01/05/15	Citigroup Global Markets	JPY	16,026,934	135,042,125	133,808,920	1,233,205
Expiring 01/05/15	Credit Suisse First Boston Corp.	JPY	14,870,915	125,666,873	124,157,311	1,509,562
Expiring 01/05/15	Goldman Sachs & Co.	JPY	536,700	4,545,109	4,480,910	64,199
Mexican Peso,
Expiring 01/05/15	BNP Paribas	MXN	698,420	47,340,617	47,323,639	16,978
Expiring 01/05/15	BNP Paribas	MXN	440,243	29,840,343	29,830,045	10,298
Expiring 01/05/15	Goldman Sachs & Co.	MXN	227,654	15,810,000	15,425,421	384,579
Expiring 01/05/15	JPMorgan Chase	MXN	25,342	1,726,894	1,717,126	9,768
Expiring 01/08/15	BNP Paribas	MXN	1,114,103	84,703,320	75,475,337	9,227,983
Expiring 01/08/15	Deutsche Bank AG	MXN	1,124,000	76,504,220	76,145,829	358,391
Expiring 01/22/15	BNP Paribas	MXN	507,929	38,370,478	34,379,705	3,990,773
Expiring 01/22/15	BNP Paribas	MXN	84,690	6,389,644	5,732,303	657,341
Expiring 01/22/15	Deutsche Bank AG	MXN	622,948	42,326,163	42,164,870	161,293
Expiring 01/22/15	Goldman Sachs & Co.	MXN	26,462	2,003,625	1,791,099	212,526

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso (continued),
Expiring 02/05/15	Barclays Capital Group	MXN	210,306	$14,272,118	$14,222,328	$49,790
Expiring 02/05/15	BNP Paribas	MXN	339,335	25,684,842	22,948,170	2,736,672
Expiring 02/05/15	BNP Paribas	MXN	147,939	11,192,671	10,004,655	1,188,016
Expiring 02/05/15	Citigroup Global Markets	MXN	8,681	593,150	587,069	6,081
Expiring 02/05/15	Deutsche Bank AG	MXN	645,099	48,824,921	43,626,020	5,198,901
Expiring 02/05/15	Goldman Sachs & Co.	MXN	45,176	3,315,694	3,055,110	260,584
Expiring 02/05/15	Hong Kong & Shanghai Bank	MXN	1,144,295	77,516,259	77,385,046	131,213
Expiring 02/05/15	JPMorgan Chase	MXN	12,310	840,766	832,486	8,280
Swiss Franc,
Expiring 01/05/15	Goldman Sachs & Co.	CHF	4,078	4,162,153	4,102,424	59,729

				$1,398,137,843	$1,354,263,275	43,874,568

						$9,243,049

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$23,240,046	$—
Collateralized Loan Obligations	—	13,252,487	—
Non-Residential Mortgage-Backed Securities	—	1,324,513	—
Residential Mortgage-Backed Securities	—	114,731,140	—
Commercial Mortgage-Backed Securities	—	58,854,109	—
Corporate Bonds	—	665,342,731	—
Foreign Government Bonds	—	127,165,720	—
Municipal Bonds	—	328,618,217	—
Residential Mortgage-Backed Securities	—	190,764,352	5,105,640
U.S. Government Agency Obligations	—	484,145,009	—
U.S. Treasury Obligations	—	1,658,219,936	—
Preferred Stocks	66,767,288	—	—
Repurchase Agreements	—	280,000,000	—
Certificates of Deposit	—	40,288,121	—
Affiliated Money Market Mutual Fund	7,377,915	—	—
Other Financial Instruments*
Futures Contracts	(535,775)	—	—
Foreign Forward Currency Exchange Contracts	—	9,243,049	—

Total	$73,609,428	$3,995,189,430	$5,105,640

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

U.S. Treasury Obligations	40.9%
U.S. Government Agency Obligations	12.0
Banks	8.2
Municipal Bonds	8.1
Residential Mortgage-Backed Securities	7.7
Repurchase Agreements	6.9
Diversified Financial Services	5.0
Foreign Government Bonds	3.1
Diversified Telecommunication Services	1.6
Commercial Mortgage-Backed Securities	1.5

Capital Markets	1.2%
Health Care Providers & Services	1.1
Certificates of Deposit	1.0
Collateralized Debt Obligations	0.6
Multi-Utilities	0.4
Collateralized Loan Obligations	0.3
Energy Equipment & Services	0.3
Oil, Gas & Consumable Fuels	0.3
Affiliated Money Market Mutual Fund	0.2

100.4
Liabilities in excess of other assets	(0.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker — variation margin futures	535,775	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	45,158,033	Unrealized depreciation on foreign currency forward contracts	35,914,984

Total		$45,158,033		$36,450,759

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$(63,280)	$61,940,589	$25,041,149	$(28,356,254)	$—	$58,562,204
Foreign exchange contracts	—	—	1,891,387	—	111,493,453	113,384,840
Credit contracts	—	—	278,820	3,377,111	—	3,655,931

Total	$(63,280)	$61,940,589	$27,211,356	$(24,979,143)	$111,493,453	$175,602,975

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Written Options	Swaps	Forward Currency Contracts(3)	Total
Interest rate contracts		$7,923,153	$(4,248,218)	$(104,799,379)	$—	$(101,124,444)
Foreign exchange contracts		—	—	—	20,792,850	20,792,850
Credit contracts		—	(18,595)	(3,914,329)	—	(3,932,924)
Equity contracts		—	—	—	—	—

Total		$7,923,153	$(4,266,813)	$(108,713,708)	$20,792,850	$(84,264,518)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Written Options(4)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)
$6,145,709,463	$5,173,952	$934,049,826	$1,857,165,182	$1,265,936,000	$2,742,760,457	$1,700,000	$357,154,541

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$49,790	$(49,790)	$—	$—
BNP Paribas	18,205,646	(3,044,511)	(21,832,119)	—
Citigroup Global Markets	1,239,286	(225,485)	(3,950,085)	—
Credit Suisse First Boston Corp.	1,824,115	(1,343,668)	(4,270,635)	—
Deutsche Bank AG	6,071,480	(6,071,480)	—	—
Goldman Sachs & Co.	1,702,939	(1,368,058)	—	334,881
Hong Kong & Shanghai Bank	2,336,439	(2,336,439)	—	—
JPMorgan Chase	8,957,026	(273,961)	(8,057,748)	625,317
UBS AG	4,771,312	(4,771,312)	—	—

	$45,158,033

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(1,301,121)	$49,790	$—	$(1,251,331)
BNP Paribas	(3,044,511)	3,044,511	—	—
Citigroup Global Markets	(225,485)	225,485	—	—
Credit Suisse First Boston Corp.	(1,343,668)	1,343,668	—	—
Deutsche Bank AG	(11,936,962)	6,071,480	2,511,660	(3,353,822)
Goldman Sachs & Co.	(1,368,058)	1,368,058	—	—
Hong Kong & Shanghai Bank	(6,325,595)	2,336,439	320,972	(3,668,184)
JPMorgan Chase	(273,961)	273,961	—	—
UBS AG	(10,095,623)	4,771,312	—	(5,324,311)

	$(35,914,984)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $3,993,693,670)	$4,057,819,309
Affiliated investments (cost $7,377,915)	7,377,915
Cash	205,182
Foreign currency, at value (cost $652,732)	661,135
Deposit with broker	601,373
Receivable for investments sold	285,366,140
Unrealized appreciation on foreign currency forward contracts	45,158,033
Dividends and interest receivable	23,857,308
Receivable for fund share sold	2,173,603
Prepaid expenses	50,547

Total Assets	4,423,270,545

LIABILITIES:
Payable for investments purchased	287,967,690
Due to broker	47,197,000
Unrealized depreciation on foreign currency forward contracts	35,914,984
Advisory fees payable	930,969
Payable for fund share repurchased	587,450
Accrued expenses and other liabilities	488,059
Distribution fee payable	66,403
Deferred trustees’ fees	735
Affiliated transfer agent fee payable	361

Total Liabilities	373,153,651

NET ASSETS	$4,050,116,894

Net assets were comprised of:
Paid-in capital	$3,222,234,906
Retained earnings	827,881,988

Net assets, December 31, 2014	$4,050,116,894

Net asset value and redemption price per share, $4,050,116,894 / 316,221,079 outstanding shares of beneficial interest.	$12.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$148,747,218
Unaffiliated dividend income	5,103,725
Affiliated dividend income	9,688

153,860,631

EXPENSES
Advisory fees	37,649,739
Distribution fee	6,205,217
Custodian and accounting fees	1,267,000
Insurance expenses	92,000
Audit fee	70,000
Trustees’ fees	65,000
Legal fees and expenses	35,000
Shareholders’ reports	22,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Commitment fee on syndicated credit agreement	8,000
Miscellaneous	28,036

Total expenses.	45,450,992

NET INVESTMENT INCOME	108,409,639

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	96,040,991
Futures transactions	61,940,589
Options written transactions.	27,211,356
Short sales transactions.	(254,492)
Swap agreements transactions	(24,979,143)
Foreign currency transactions	11,039,732

170,999,033

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	71,468,744
Futures	7,923,153
Options written.	(4,266,813)
Swap agreements	(108,713,708)
Foreign currencies	20,602,102

(12,986,522)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	158,012,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$266,422,150

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$108,409,639	$112,145,699
Net realized gain on investment and foreign currency transactions	170,999,033	241,083
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,986,522)	(247,247,769)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	266,422,150	(134,860,987)

FUND SHARE TRANSACTIONS:
Fund share sold [16,762,311 and 82,050,126 shares, respectively]	211,582,382	1,018,120,643
Fund share repurchased [273,933,827 and 160,453,179 shares, respectively]	(3,473,733,475)	(1,996,884,736)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(3,262,151,093)	(978,764,093)

TOTAL DECREASE IN NET ASSETS	(2,995,728,943)	(1,113,625,080)
NET ASSETS:
Beginning of year	7,045,845,837	8,159,470,917

End of year	$4,050,116,894	$7,045,845,837

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 90.9%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AQR Emerging Markets Equity Portfolio*	936,526	$9,290,339
AST AQR Large-Cap Portfolio*	28,793,349	383,527,409
AST Boston Partners Large-Cap Value Portfolio*	3,940,943	71,961,626
AST ClearBridge Dividend Growth Portfolio*	14,168,275	190,421,621
AST Goldman Sachs Large-Cap Value Portfolio*	3,586,944	95,484,441
AST Goldman Sachs Mid-Cap Growth Portfolio*	951,388	7,363,743
AST Goldman Sachs Small-Cap Value Portfolio*	1,988,052	35,824,694
AST Goldman Sachs Strategic Income Portfolio*	29,953,554	292,646,221
AST Herndon Large-Cap Value Portfolio*	5,158,490	67,215,123
AST High Yield Portfolio*	16,959,680	142,800,502
AST International Growth Portfolio*	17,750,786	236,795,487
AST International Value Portfolio*	13,649,393	233,677,606
AST Jennison Large-Cap Growth Portfolio*	3,127,078	65,574,816
AST Large-Cap Value Portfolio*	3,191,144	72,087,942
AST Loomis Sayles Large-Cap Growth Portfolio*	5,589,315	180,367,198
AST Lord Abbett Core Fixed Income Portfolio*	46,602,442	558,297,254
AST MFS Growth Portfolio*	8,134,207	134,946,489
AST MFS Large-Cap Value Portfolio*	4,664,999	70,954,630
AST Mid-Cap Value Portfolio*	388,479	7,936,622
AST Money Market Portfolio*	86,979,481	86,979,481
AST Neuberger Berman Core Bond Portfolio*	27,454,073	297,053,071
AST Neuberger Berman Mid-Cap Growth Portfolio*	210,885	7,368,336
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	284,223	7,816,132
AST Parametric Emerging Markets Equity Portfolio*	909,012	7,772,055
AST PIMCO Limited Maturity Bond Portfolio*	10,540,142	108,985,070
AST Prudential Core Bond Portfolio*	132,653,947	1,485,724,204
AST QMA Emerging Markets Equity Portfolio*	619,370	5,884,019
AST QMA Large-Cap Portfolio*	28,130,543	382,856,684
AST Small-Cap Growth Opportunities Portfolio*	2,344,448	33,361,493
AST Small-Cap Growth Portfolio*	1,634,316	51,971,239
AST Small-Cap Value Portfolio*	2,756,651	59,488,531
AST T. Rowe Price Equity Income Portfolio*	7,147,481	94,632,655
AST T. Rowe Price Large-Cap Growth Portfolio*	2,969,354	66,305,681
AST T. Rowe Price Natural Resources Portfolio*	174,871	3,642,567
AST Templeton Global Bond Portfolio*	131,706	1,426,378
AST Western Asset Core Plus Bond Portfolio*	94,972,682	1,076,040,491
AST Western Asset Emerging Markets Debt Portfolio*	17,617,516	171,418,427

TOTAL LONG-TERM INVESTMENTS (cost $6,023,638,316)(w)		6,805,900,277

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 8.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 8.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $644,865,574)(w) (Note 4)	644,865,574	$644,865,574

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
0.020%	03/19/15	150	149,994
0.030%	03/19/15	1,400	1,399,941
0.045%	03/19/15	15,000	14,999,370
0.101%	06/18/15	150	149,941

TOTAL U.S. TREASURY OBLIGATIONS (cost $16,698,390)			16,699,246

TOTAL SHORT-TERM INVESTMENTS (cost $661,563,964)			661,564,820

TOTAL INVESTMENTS — 99.7% (cost $6,685,202,280)			7,467,465,097
Other assets in excess of liabilities(x) — 0.3%			20,754,932

NET ASSETS — 100.0%			$7,488,220,029

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
533	2 Year U.S. Treasury Notes	Mar. 2015	$116,660,375	$116,510,469	$(149,906)
1,518	10 Year U.S. Treasury Notes	Mar. 2015	191,244,281	192,477,656	1,233,375
158	CAC40 10 Euro	Jan. 2015	7,895,125	8,177,128	282,003
29	DAX Index	Mar. 2015	8,185,540	8,635,589	450,049
243	Euro STOXX 50	Mar. 2015	8,984,481	9,212,364	227,883
88	FTSE 100 Index	Mar. 2015	8,535,287	8,946,072	410,785
129	Russell 2000 Mini Index	Mar. 2015	14,675,685	15,489,030	813,345
1,940	S&P 500 E-Mini	Mar. 2015	192,394,650	199,082,800	6,688,150
39	S&P 500 Index	Mar. 2015	19,334,867	20,010,900	676,033
90	TOPIX Index	Mar. 2015	10,811,346	10,575,639	(235,707)

					$10,396,010

(1)	U.S. Treasury securities with a combined market value of $16,699,246 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$7,450,765,851	$—	$—
U.S. Treasury Obligations	—	16,699,246	—
Other Financial Instruments*
Financial Futures Contracts	10,396,010	—	—

Total	$7,461,161,861	$16,699,246	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Investment Type
Core Bonds	51.0%
Large/Mid-Cap Growth	17.7
Money Market	9.8
Large/Mid-Cap Value	5.3
International Growth	3.2
International Value	3.1
Emerging Markets	2.6

Large/Mid-Cap Blend	2.5%
High Yield	1.9
Small-Cap Value	1.3
Small-Cap Growth	1.1
U.S. Treasury Obligations	0.2

99.7
Other assets in excess of liabilities	0.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$1,233,375	*	Due from/to broker — variation margin futures	$149,906	*
Equity contracts	Due from/to broker — variation margin futures	9,548,248	*	Due from/to broker — variation margin futures	235,707	*

Total		$10,781,623			$385,613

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$8,314,348
Equity contracts	25,198,319

Total	$33,512,667

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$5,408,958
Equity contracts	3,228,289

Total	$8,637,247

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long position was $573,584,005.

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Affiliated investments (cost $6,668,503,890)	$7,450,765,851
Unaffiliated investments (cost $16,698,390)	16,699,246
Foreign currency, at value (cost $26,428,818)	24,812,988
Dividends receivable	88,838
Receivable for fund share sold	25,268
Prepaid expenses	5,251

Total Assets	7,492,397,442

LIABILITIES:
Due to broker-variation margin futures	2,270,172
Payable for fund share repurchased	1,411,563
Advisory fees payable	377,354
Accrued expenses and other liabilities	116,677
Deferred trustees’ fees	1,286
Affiliated transfer agent fee payable	361

Total Liabilities	4,177,413

NET ASSETS	$7,488,220,029

Net assets were comprised of:
Paid-in capital	$5,659,880,231
Retained earnings	1,828,339,798

Net assets, December 31, 2014	$7,488,220,029

Net asset value and redemption price per share, $7,488,220,029 / 538,063,672 outstanding shares of beneficial interest	$13.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Affiliated dividend income	$877,461

EXPENSES
Advisory fees	11,390,677
Custodian and accounting fees	343,000
Trustees’ fees	68,000
Audit fee	26,000
Legal fees and expenses	24,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Insurance expenses	6,000
Shareholders’ reports	6,000
Miscellaneous	16,862

Total expenses	11,898,539

NET INVESTMENT LOSS	(11,021,078)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $215,749,241)	215,764,585
Futures transactions	33,512,667
Foreign currency transactions	(1,381,931)

247,895,321

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $182,414,267)	182,415,156
Futures	8,637,247
Foreign currencies	(1,530,583)

189,521,820

NET GAIN ON INVESTMENTS	437,417,141

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$426,396,063

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(11,021,078)	$(11,580,649)
Net realized gain on investment and foreign currency transactions	247,895,321	471,229,379
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	189,521,820	216,405,784

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	426,396,063	676,054,514

FUND SHARE TRANSACTIONS:
Fund share sold [7,771,826 and 30,075,694 shares, respectively]	106,004,965	373,810,676
Fund share repurchased [52,559,397 and 84,183,848 shares, respectively]	(713,364,139)	(1,057,885,678)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(607,359,174)	(684,075,002)

TOTAL DECREASE IN NET ASSETS.	(180,963,111)	(8,020,488)
NET ASSETS:
Beginning of year	7,669,183,140	7,677,203,628

End of year	$7,488,220,029	$7,669,183,140

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 94.2%
COMMON STOCKS — 74.3%	Shares	Value (Note 2)
Aerospace & Defense — 1.2%
Alliant Techsystems, Inc.	45,100	$5,242,875
Curtiss-Wright Corp.	5,500	388,245
Ducommun, Inc.*	21,600	546,048
Engility Holdings, Inc.*	9,800	419,440
Exelis, Inc.	25,400	445,262
General Dynamics Corp.	168,900	23,244,018
HEICO Corp.	5,800	350,320
Honeywell International, Inc.	100,700	10,061,944
Huntington Ingalls Industries, Inc.	60,641	6,819,687
L-3 Communications Holdings, Inc.	98,200	12,393,822
Safran SA (France)	23,860	1,472,045
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	89,400	3,847,776
Teledyne Technologies, Inc.*	22,100	2,270,554
Thales SA (France)	30,755	1,664,071
Triumph Group, Inc.	22,800	1,532,616
United Technologies Corp.	118,800	13,662,000

		84,360,723

Air Freight & Logistics — 0.4%
bpost SA (Belgium)	3,407	85,586
CTT-Correios de Portugal SA (Portugal)	431,670	4,169,133
CWT Ltd. (Singapore)	68,000	82,135
Expeditors International of Washington, Inc.	41,100	1,833,471
FedEx Corp.	146,700	25,475,922
Freightways Ltd. (New Zealand)	37,192	168,062
Oesterreichische Post AG (Austria)	1,907	93,180
Park-Ohio Holdings Corp.	2,900	182,787

		32,090,276

Airlines — 0.8%
Aer Lingus Group PLC (Ireland)	314,671	839,976
Air New Zealand Ltd. (New Zealand)	1,786,003	3,430,492
Alaska Air Group, Inc.	158,400	9,465,984
Allegiant Travel Co.	13,800	2,074,554
Deutsche Lufthansa AG (Germany)	12,780	211,777
easyJet PLC (United Kingdom)	8,959	231,851
International Consolidated Airlines Group SA (United Kingdom)*	57,582	428,945
Republic Airways Holdings, Inc.*	181,300	2,645,167
Ryanair Holdings PLC (Ireland), ADR*	20,400	1,453,908
Southwest Airlines Co.	554,900	23,483,368
Spirit Airlines, Inc.*	70,000	5,290,600
United Continental Holdings, Inc.*	122,900	8,220,781

		57,777,403

Auto Components — 0.7%
Brembo SpA (Italy)	68,562	2,297,978
Continental AG (Germany)	6,193	1,306,248
Dana Holding Corp.	43,700	950,038
Delphi Automotive PLC (United Kingdom)	137,100	9,969,912
Gentex Corp.	117,800	4,256,114
Halla Visteon Climate Control Corp. (South Korea)*	2,201	96,969
Hyundai Mobis Co. Ltd. (South Korea)*	1,324	283,266
Johnson Controls, Inc.	445,700	21,545,138
Koito Manufacturing Co. Ltd. (Japan)	5,800	177,432
Lear Corp.	25,600	2,510,848
NGK Spark Plug Co. Ltd. (Japan)	10,000	303,854

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
Nifco, Inc. (Japan)	2,700	$87,336
NOK Corp. (Japan)	68,100	1,733,384
Tenneco, Inc.*	94,000	5,321,340
Tower International, Inc.*	33,600	858,480
Toyota Industries Corp. (Japan)	9,900	507,392

		52,205,729

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	37,232	4,018,023
BYD Co. Ltd. (China) (Class H Stock)	70,000	269,957
Chongqing Changan Automobile Co. Ltd. (China) (Class B Stock)	47,559	107,695
Daimler AG (Germany)	104,349	8,666,629
Fiat Chrysler Automobiles NV (United Kingdom)*	50,022	581,243
Fuji Heavy Industries Ltd. (Japan)	197,300	6,981,655
Geely Automobile Holdings Ltd. (China)	285,000	90,110
Hyundai Motor Co. (South Korea)	3,807	581,543
Kia Motors Corp. (South Korea)*	14,144	672,066
Mahindra & Mahindra Ltd. (India), GDR	18,204	357,709
Peugeot SA (France)*	263,138	3,224,078
Tata Motors Ltd. (India), ADR	40,000	1,691,200
Thor Industries, Inc.	174,700	9,760,489
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	6,890	46,952
Toyota Motor Corp. (Japan)	155,300	9,677,891
UMW Holdings Bhd (Malaysia)	305,400	958,790
Volkswagen AG (Germany)	1,629	353,174
Winnebago Industries, Inc.	6,600	143,616

		48,182,820

Banks — 5.1%
1st Source Corp.	12,200	418,582
Abu Dhabi Commercial Bank PJSC (United Arab Emirates)	170,297	320,708
Access National Corp.	7,700	130,361
Agricultural Bank of China Ltd. (China) (Class H Stock)	3,790,000	1,906,241
Aozora Bank Ltd. (Japan)	779,000	2,411,429
Associated Banc-Corp.	167,300	3,116,799
Australia & New Zealand Banking Group Ltd. (Australia)	15,538	404,298
Banc of California, Inc.(a)	37,200	426,684
BancFirst Corp.	5,100	323,289
Banco de Credito e Inversiones (Chile)	5,259	259,475
Banco do Brasil SA (Brazil)	159,000	1,421,800
Banco Latinoamericano de Comercio Exterior SA (Panama)	10,800	325,080
Banco Santander SA (Spain)	1,186,686	9,960,023
Bank Central Asia Tbk PT (Indonesia)	393,600	417,506
Bank Hapoalim BM (Israel)	898,464	4,224,694
Bank Negara Indonesia Persero Tbk PT (Indonesia)	3,249,800	1,592,384
Bank of America Corp.	1,297,000	23,203,330
Bank of China Ltd. (China) (Class H Stock)	4,549,000	2,553,215
Bank of Communications Co. Ltd. (China) (Class H Stock)	2,022,000	1,879,994
Bank of Queensland Ltd. (Australia)	21,539	212,201
Banque Cantonale Vaudoise (Switzerland)	713	385,205
Barclays Africa Group Ltd. (South Africa)	19,052	297,914
BBCN Bancorp, Inc.	99,100	1,425,058

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
BNP Paribas SA (France)	51,923	$3,065,234
Boston Private Financial Holdings, Inc.	17,700	238,419
Camden National Corp.	5,600	223,104
Capital Bank Financial Corp. (Class A Stock)*	15,500	415,400
Cathay General Bancorp	52,148	1,334,468
Chang Hwa Commercial Bank Ltd. (Taiwan)	261,000	149,212
Chemical Financial Corp.	25,717	787,969
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	2,342,000	1,867,136
China Construction Bank Corp. (China) (Class H Stock)	4,010,000	3,275,299
China Development Financial Holding Corp. (Taiwan)	3,556,000	1,129,744
China Everbright Bank Co. Ltd. (China) (Class H Stock)	363,000	196,658
China Merchants Bank Co. Ltd. (China) (Class H Stock)	239,000	596,581
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	140,000	86,858
CIT Group, Inc.	36,000	1,721,880
Citigroup, Inc.	827,200	44,759,792
Commonwealth Bank of Australia (Australia)	151,100	10,498,242
Credit Agricole SA (France)	273,256	3,527,341
Dah Sing Banking Group Ltd. (Hong Kong)	48,800	78,012
Danske Bank A/S (Denmark)	38,797	1,048,910
DBS Group Holdings Ltd. (Singapore)	97,642	1,511,628
DnB ASA (Norway)	149,864	2,210,588
Dubai Islamic Bank PJSC (United Arab Emirates)	164,071	301,260
East West Bancorp, Inc.	169,745	6,570,829
Enterprise Financial Services Corp.	16,800	331,464
Fidelity Southern Corp.	25,756	414,929
Financial Institutions, Inc.	15,200	382,280
First BanCorp*	211,400	1,240,918
First Bancorp	14,800	273,356
First Community Bancshares, Inc.	15,500	255,285
First Financial Corp.	10,900	388,258
First Financial Holding Co. Ltd. (Taiwan)	263,470	154,493
First Interstate Bancsystem, Inc. (Class A Stock)	48,900	1,360,398
First Merchants Corp.	35,900	816,725
First NBC Bank Holding Co.*	30,400	1,070,080
First Niagara Financial Group, Inc.	392,400	3,307,932
Fulton Financial Corp.	357,900	4,423,644
Great Southern Bancorp, Inc.	12,000	476,040
Great Western Bancorp, Inc.*	24,200	551,518
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	32,800	84,658
Hanmi Financial Corp.	55,200	1,203,912
Heartland Financial USA, Inc.	15,100	409,210
Hong Leong Bank Bhd (Malaysia)	191,900	767,271
Horizon Bancorp	9,700	253,558
HSBC Holdings PLC (United Kingdom)	1,133,851	10,714,639
Hua Nan Financial Holdings Co. Ltd. (Taiwan)	1,323,550	740,212
ICICI Bank Ltd. (India), ADR	80,000	924,000
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	3,963,000	2,893,752
Industrial Bank of Korea (South Korea)*	81,016	1,036,404

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
International Bancshares Corp.	39,915	$1,059,344
Intesa Sanpaolo SpA (Italy)	52,694	129,837
JPMorgan Chase & Co.	911,100	57,016,638
KeyCorp	1,416,400	19,687,960
Krung Thai Bank PCL (Thailand)	192,200	132,612
Lakeland Financial Corp.	7,400	321,678
MainSource Financial Group, Inc.	17,200	359,824
Masraf Al Rayan (Qatar)	43,878	525,269
Mega Financial Holding Co. Ltd. (Taiwan)	544,526	420,097
MidWestOne Financial Group, Inc.	6,100	175,741
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,562,700	8,585,832
Mizuho Financial Group, Inc. (Japan)	1,317,300	2,208,194
National Bank of Abu Dhabi PJSC (United Arab Emirates)	150,483	568,000
Natixis SA (France)	635,708	4,194,806
Nedbank Group Ltd. (South Africa)	11,764	251,931
Old National Bancorp	74,900	1,114,512
Oversea-Chinese Banking Corp. Ltd. (Singapore)	15,265	120,105
Pacific Continental Corp.	12,610	178,810
PNC Financial Services Group, Inc. (The)	73,900	6,741,897
Preferred Bank	10,800	301,212
PrivateBancorp, Inc.	49,133	1,641,042
Qatar National Bank SAQ (Qatar)	9,593	557,231
Regions Financial Corp.	160,000	1,689,600
Renasant Corp.	5,200	150,436
Resona Holdings, Inc. (Japan)	722,500	3,649,710
Sandy Spring Bancorp, Inc.	10,400	271,232
Sberbank of Russia (Russia), ADR	128,946	522,231
ServisFirst Bancshares, Inc.	12,900	425,055
Shinhan Financial Group Co. Ltd. (South Korea)*	23,561	947,037
Siam Commercial Bank PCL (The) (Thailand)	87,200	482,383
Signature Bank*	53,200	6,701,072
Simmons First National Corp. (Class A Stock)	7,800	317,070
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	456,925	5,802,290
SpareBank 1 SMN (Norway)	35,100	274,263
Square 1 Financial, Inc.*	12,900	318,630
State Bank of India (India), GDR, RegS	22,630	1,116,791
Stock Yards Bancorp, Inc.	9,800	326,732
Sumitomo Mitsui Financial Group, Inc. (Japan)	173,600	6,276,113
Susquehanna Bancshares, Inc.	53,200	714,476
SVB Financial Group*	37,100	4,306,197
Svenska Handelsbanken AB (Sweden) (Class A Stock)	95,583	4,472,126
Swedbank AB (Sweden) (Class A Stock)	183,266	4,547,000
Taishin Financial Holding Co. Ltd. (Taiwan)	2,786,925	1,144,076
Talmer Bancorp, Inc., 144A	14,000	196,560
TCF Financial Corp.	278,500	4,425,365
United Community Banks, Inc.	23,900	452,666
United Overseas Bank Ltd. (Singapore)	73,000	1,347,146
Univest Corp. of Pennsylvania	19,500	394,680
VTB Bank OJSC (Russia), GDR, RegS	21,915	50,405
Wells Fargo & Co.	379,000	20,776,780
WesBanco, Inc.	14,651	509,855

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Western Alliance Bancorp*	35,500	$986,900
Westpac Banking Corp. (Australia)	23,936	643,778
Wilshire Bancorp, Inc.	169,850	1,720,581
Wintrust Financial Corp.	5,200	243,152
Yadkin Financial Corp.*	19,100	375,315
Yapi ve Kredi Bankasi A/S (Turkey)	495,591	1,032,037

		361,588,082

Beverages — 1.2%
AMBEV SA (Brazil)	66,800	410,872
Anheuser-Busch InBev NV (Belgium)	64,389	7,246,445
Arca Continental SAB de CV (Mexico)*	190,600	1,205,836
C&C Group PLC (Ireland)	255,381	1,118,669
Carlsberg A/S (Denmark) (Class B Stock)	6,032	463,257
Cia Cervecerias Unidas SA (Chile)	8,176	77,337
Coca-Cola Bottling Co. Consolidated	3,400	299,302
Coca-Cola Enterprises, Inc.	154,100	6,814,302
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	23,600	202,572
Diageo PLC (United Kingdom)	7,513	215,226
Hite Jinro Co. Ltd. (South Korea)*	2,212	46,471
Monster Beverage Corp.*	209,200	22,666,820
PepsiCo, Inc.	428,018	40,473,382
Pernod Ricard SA (France)	11,950	1,328,099
Vina Concha y Toro SA (Chile)	212,762	416,023

		82,984,613

Biotechnology — 2.1%
Acorda Therapeutics, Inc.*(a)	36,000	1,471,320
Actelion Ltd. (Switzerland)*	8,630	993,495
Alexion Pharmaceuticals, Inc.*	117,000	21,648,510
Amgen, Inc.	131,400	20,930,706
Biogen Idec, Inc.*	84,800	28,785,360
Celgene Corp.*	138,300	15,470,238
Cubist Pharmaceuticals, Inc.*	24,800	2,496,120
Dyax Corp.*	174,500	2,453,470
Five Prime Therapeutics, Inc.*	27,900	753,300
Genomic Health, Inc.*	15,806	505,318
Gilead Sciences, Inc.*	307,800	29,013,228
Hyperion Therapeutics, Inc.*	63,000	1,512,000
Ligand Pharmaceuticals, Inc.*(a)	41,000	2,181,610
MacroGenics, Inc.*	19,000	666,330
Novavax, Inc.*(a)	382,800	2,270,004
NPS Pharmaceuticals, Inc.*	85,900	3,072,643
Pharmacyclics, Inc.*(a)	11,400	1,393,764
Prothena Corp. PLC (Ireland)*	92,800	1,926,528
Regulus Therapeutics, Inc.*(a)	45,900	736,236
United Therapeutics Corp.*(a)	74,800	9,685,852

		147,966,032

Building Products — 0.2%
A.O. Smith Corp.	153,368	8,651,489
AAON, Inc.	45,750	1,024,343
American Woodmark Corp.*	40,900	1,653,996
Continental Building Products, Inc.*	16,300	288,999
Daikin Industries Ltd. (Japan)	13,200	846,438
Geberit AG (Switzerland)	2,111	714,157
Patrick Industries, Inc.*	13,400	589,332
Quanex Building Products Corp.	27,200	510,816
Sanwa Holdings Corp. (Japan)	102,000	711,058

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products (continued)
Universal Forest Products, Inc.	24,900	$1,324,680

		16,315,308

Capital Markets — 1.5%
3i Group PLC (United Kingdom)	40,527	282,586
Altamir (France)	7,064	88,213
Ameriprise Financial, Inc.	29,200	3,861,700
Bank of New York Mellon Corp. (The)	452,800	18,370,096
BGC Partners, Inc. (Class A Stock)	150,600	1,377,990
Coronation Fund Managers Ltd. (South Africa)	122,681	1,214,098
Franklin Resources, Inc.	242,300	13,416,151
GAMCO Investors, Inc. (Class A Stock)	7,700	684,838
Goldman Sachs Group, Inc. (The)	154,200	29,888,586
Haitong International Securities Group Ltd. (Hong Kong)	566,000	358,599
Henderson Group PLC (United Kingdom)	369,718	1,222,397
Intermediate Capital Group PLC (United Kingdom)	23,834	170,268
Investec PLC (South Africa)	32,414	271,574
IOOF Holdings Ltd. (Australia)	200,873	1,448,192
Lazard Ltd. (Class A Stock)	7,300	365,219
Macquarie Group Ltd. (Australia)	50,572	2,384,816
Partners Group Holding AG (Switzerland)	1,024	297,920
Piper Jaffray Cos.*	37,900	2,201,611
Raymond James Financial, Inc.	45,000	2,578,050
SEI Investments Co.	242,931	9,726,957
UBS Group AG (Switzerland)*	204,852	3,521,344
Vontobel Holding AG (Switzerland)	12,978	487,693
Waddell & Reed Financial, Inc. (Class A Stock)	207,236	10,324,498
Westwood Holdings Group, Inc.	10,200	630,564
Yuanta Financial Holding Co. Ltd. (Taiwan)	1,362,075	660,645

		105,834,605

Chemicals — 2.0%
Albemarle Corp.(a)	62,000	3,728,060
Asahi Kasei Corp. (Japan)	636,000	5,801,866
BASF SE (Germany)	7,140	598,911
Cabot Corp.	157,400	6,903,564
Celanese Corp. (Class A Stock)	330,000	19,786,800
China BlueChemical Ltd. (China) (Class H Stock)	1,346,000	476,051
Cytec Industries, Inc.	21,600	997,272
Daicel Corp. (Japan)	526,000	6,143,937
Dow Chemical Co. (The)	360,700	16,451,527
Frutarom Industries Ltd. (Israel)	23,241	717,275
FutureFuel Corp.	63,589	827,929
Givaudan SA (Switzerland)*	922	1,653,936
Hanwha Corp. (South Korea)*	2,538	71,757
Hexpol AB (Sweden)	1,450	136,462
Hitachi Chemical Co. Ltd. (Japan)	6,200	109,534
Huabao International Holdings Ltd. (Hong Kong)	520,000	423,768
K+S AG (Germany)	149,139	4,115,525
Koppers Holdings, Inc.	12,200	316,956
Kuraray Co. Ltd. (Japan)	20,500	232,917
LyondellBasell Industries NV (Class A Stock)	278,900	22,141,871
Nan Ya Plastics Corp. (Taiwan)	274,000	565,004

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Nitto Denko Corp. (Japan)	8,600	$480,529
Olin Corp.	33,800	769,626
Schulman, (A.), Inc.	3,132	126,940
Scotts Miracle-Gro Co. (The) (Class A Stock)	32,600	2,031,632
Sherwin-Williams Co. (The)	79,900	21,016,896
Sinopec Shanghai Petrochemical Co. Ltd. (China) (Class H Stock)	188,000	54,781
Stepan Co.	37,600	1,507,008
Tokyo Ohka Kogyo Co. Ltd. (Japan)	68,500	2,095,793
Tosoh Corp. (Japan)	29,000	139,457
Trecora Resources*	29,125	428,138
Tredegar Corp.	31,800	715,182
Uralkali PJSC (Russia), GDR, RegS	27,565	324,991
Valspar Corp. (The)	35,152	3,039,945
Westlake Chemical Corp.	288,900	17,648,901
Yara International ASA (Norway)	45,267	2,015,848
Yingde Gases Group Co. Ltd. (China)	61,000	42,669

		144,639,258

Commercial Services & Supplies — 0.5%
ABM Industries, Inc.	13,100	375,315
China Everbright International Ltd. (China)	562,000	829,737
Civeo Corp.	74,200	304,962
Copart, Inc.*	103,600	3,780,364
Deluxe Corp.	137,200	8,540,700
Downer EDI Ltd. (Australia)	503,735	1,925,024
HNI Corp.	6,000	306,360
Intrum Justitia AB (Sweden)	4,399	130,288
Loomis AB (Sweden) (Class B Stock)	27,949	807,380
Performant Financial Corp.*	96,300	640,395
Pitney Bowes, Inc.	104,700	2,551,539
Quad/Graphics, Inc.	28,800	661,248
Rollins, Inc.	54,401	1,800,673
Secom Co. Ltd. (Japan)	12,600	723,928
Securitas AB (Sweden) (Class B Stock)	17,430	210,863
Steelcase, Inc. (Class A Stock)	131,000	2,351,450
Toppan Printing Co. Ltd. (Japan)	33,000	214,416
UniFirst Corp.	14,500	1,761,025
Viad Corp.	28,300	754,478
Waste Connections, Inc.	123,400	5,428,366
West Corp.	45,700	1,508,100

		35,606,611

Communications Equipment — 1.3%
ARRIS Group, Inc.*	194,000	5,856,860
Aruba Networks, Inc.*	115,500	2,099,790
Cisco Systems, Inc.	1,265,700	35,205,445
CommScope Holding Co., Inc.*	36,600	835,578
Comtech Telecommunications Corp.	3,300	104,016
F5 Networks, Inc.*	14,900	1,943,929
Plantronics, Inc.	108,273	5,740,634
Polycom, Inc.*	387,152	5,226,552
QUALCOMM, Inc.	473,400	35,187,822
Ruckus Wireless, Inc.*	57,900	695,958
ShoreTel, Inc.*	16,700	122,745

		93,019,329

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering — 0.3%
Acs Actividades de Construccion y Servicios SA (Spain)	67,354	$2,347,634
Argan, Inc.	42,100	1,416,244
Burkhalter Holding AG (Switzerland)	6,776	588,521
Carillion PLC (United Kingdom)	24,077	124,758
China Communications Construction Co. Ltd. (China) (Class H Stock)	242,000	289,822
China Railway Construction Corp. Ltd. (China) (Class H Stock)	109,500	139,032
China Railway Group Ltd. (China) (Class H Stock)	2,472,000	2,021,777
China State Construction International Holdings Ltd. (China)	98,000	137,056
Chudenko Corp. (Japan)	13,500	208,632
Galliford Try PLC (United Kingdom)	80,718	1,613,039
Hochtief AG (Germany)	30,000	2,116,457
IJM Corp. Bhd (Malaysia)	64,400	121,009
KBR, Inc.	328,100	5,561,295
Larsen & Toubro Ltd. (India), GDR, RegS	2,847	66,335
Leighton Holdings Ltd. (Australia)	250,216	4,556,065
Mota-Engil Africa NV (South Africa)*	2,992	25,915
Promotora y Operadora de Infraestructura SAB de CV (Mexico)*	106,600	1,281,693

		22,615,284

Construction Materials — 0.1%
Adelaide Brighton Ltd. (Australia)	29,555	85,637
Asia Cement Corp. (Taiwan)	228,480	281,359
BBMG Corp. (China) (Class H Stock)	65,000	54,038
Buzzi Unicem SpA (Italy)	10,049	77,503
Cemex Latam Holdings SA (Colombia)*	9,117	61,381
China National Building Material Co. Ltd. (China) (Class H Stock)	158,000	152,420
China Resources Cement Holdings Ltd. (Hong Kong)	1,756,000	1,131,684
CSR Ltd. (Australia)	30,794	97,292
Eagle Materials, Inc.	71,800	5,458,954
Headwaters, Inc.*	64,200	962,358
Taiwan Cement Corp. (Taiwan)	189,000	258,375
United States Lime & Minerals, Inc.	6,800	495,448

		9,116,449

Consumer Finance — 0.4%
Capital One Financial Corp.	279,700	23,089,235
Cembra Money Bank AG (Switzerland)	1,549	85,139
EZCORP, Inc. (Class A Stock)*	—	—
Nelnet, Inc. (Class A Stock)	113,700	5,267,721
Provident Financial PLC (United Kingdom)	68,938	2,631,489
Regional Management Corp.*	19,400	306,714

		31,380,298

Containers & Packaging — 0.2%
BillerudKorsnas AB (Sweden)	10,018	143,670
Greif, Inc. (Class A Stock)	52,700	2,489,021
Klabin SA (Brazil), UTS	26,000	142,706
Mayr Melnhof Karton AG (Austria)	1,306	135,908
Packaging Corp. of America	88,642	6,918,508
Rock-Tenn Co. (Class A Stock)	4,300	262,214
Smurfit Kappa Group PLC (Ireland)	12,947	291,158

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging (continued)
Sonoco Products Co.	9,300	$406,410

		10,789,595

Distributors — 0.1%
Canon Marketing Japan, Inc. (Japan)	144,800	2,454,017
Inchcape PLC (United Kingdom)	201,392	2,262,657
LKQ Corp.*	46,700	1,313,204

		6,029,878

Diversified Consumer Services — 0.1%
American Public Education, Inc.*	11,300	416,631
Capella Education Co.	15,000	1,154,400
DeVry Education Group, Inc.	84,400	4,006,468
Grand Canyon Education, Inc.*	55,200	2,575,632
K12, Inc.*	38,100	452,247
Kroton Educacional SA (Brazil)	28,500	166,184
Strayer Education, Inc.*(a)	19,600	1,455,888

		10,227,450

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc. (Class B Stock)*	276,286	41,484,343
CBOE Holdings, Inc.	18,100	1,147,902
CME Group, Inc.	58,200	5,159,430
Dubai Financial Market (United Arab Emirates)	112,911	59,725
FirstRand Ltd. (South Africa)	466,611	2,028,455
Fubon Financial Holding Co. Ltd. (Taiwan)	1,168,000	1,859,139
Gain Capital Holdings, Inc.	47,300	426,646
Industrivarden AB (Sweden) (Class C Stock)	136,503	2,369,441
Investment AB Kinnevik (Sweden) (Class B Stock)	36,137	1,175,147
Investor AB (Sweden) (Class B Stock)	161,544	5,873,390
Marlin Business Services Corp.	13,600	279,208
ORIX Corp. (Japan)	75,900	955,034
RMB Holdings Ltd. (South Africa)	101,854	562,485

		63,380,345

Diversified Telecommunication Services — 1.2%
AT&T, Inc.(a)	866,100	29,092,299
Atlantic Tele-Network, Inc.	23,300	1,574,847
BT Group PLC (United Kingdom)	461,779	2,872,301
CenturyLink, Inc.	125,000	4,947,500
China Telecom Corp. Ltd. (China) (Class H Stock)	2,620,000	1,519,567
China Unicom Hong Kong Ltd. (China)	966,000	1,294,575
Chorus Ltd. (New Zealand)*	828,030	1,718,106
IDT Corp. (Class B Stock)	25,300	513,843
Inteliquent, Inc.	82,600	1,621,438
Intelsat SA*(a)	82,100	1,425,256
Koninklijke KPN NV (Netherlands)	69,474	219,354
KT Corp. (South Korea)*	1,858	52,539
LG Uplus Corp. (South Korea)*	140,608	1,466,046
Nippon Telegraph & Telephone Corp. (Japan)	109,200	5,578,223
Orange Polska SA (Poland)	328,127	766,695
Orange SA (France)	422,270	7,181,444
PCCW Ltd. (Hong Kong)	240,000	163,414
Premiere Global Services, Inc.*	43,517	462,151
Rostelecom OJSC (Russia), ADR	7,373	66,726
Telecom Italia SpA (Italy)	2,045,945	1,710,507

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Telefonica SA (Spain)	526,184	$7,554,719
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	2,472,500	568,252
Telkom SA SOC Ltd. (South Africa)*	12,414	74,612
Telstra Corp. Ltd. (Australia)	94,066	456,674
Verizon Communications, Inc.	313,900	14,684,242

		87,585,330

Electric Utilities — 1.1%
CEZ A/S (Czech Republic)	2,224	57,108
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	603,000	4,434,322
Chubu Electric Power Co., Inc. (Japan)*	36,700	431,263
Chugoku Electric Power Co., Inc. (The) (Japan)	17,900	234,033
EDP – Energias de Portugal SA (Portugal)	131,325	509,233
Electricite de France SA (France)	14,519	399,686
Empire District Electric Co. (The)	5,000	148,700
Enea SA (Poland)	12,406	53,374
Enersis SA (Chile)	2,021,806	662,142
Entergy Corp.	84,500	7,392,060
Fortum OYJ (Finland)	232,897	5,056,567
Great Plains Energy, Inc.	61,500	1,747,215
Hokkaido Electric Power Co., Inc. (Japan)*	10,600	84,853
Hokuriku Electric Power Co. (Japan)	9,700	123,873
IDACORP, Inc.	56,900	3,766,211
Kansai Electric Power Co., Inc. (The) (Japan)*	39,400	374,816
Korea Electric Power Corp. (South Korea)*	15,078	581,001
Kyushu Electric Power Co., Inc. (Japan)*	25,300	253,385
MGE Energy, Inc.	19,100	871,151
Mighty River Power Ltd. (New Zealand)	45,216	104,864
OGE Energy Corp.	158,700	5,630,676
PGE Polska Grupa Energetyczna SA (Poland)	161,167	852,127
Portland General Electric Co.(a)	19,600	741,468
Power Assets Holdings Ltd. (Hong Kong)	427,500	4,133,076
PPL Corp.	564,800	20,519,184
Reliance Infrastructure Ltd. (India), GDR	1,429	35,011
RusHydro JSC (Russia), ADR	63,713	59,380
Shikoku Electric Power Co., Inc. (Japan)*	10,100	122,510
Southern Co. (The)	378,000	18,563,580
Spark Infrastructure Group (Australia)	82,697	143,244
SSE PLC (United Kingdom)	54,997	1,389,617
Tauron Polska Energia SA (Poland)	58,418	82,601
Tohoku Electric Power Co., Inc. (Japan)	26,900	313,021
Tokyo Electric Power Co., Inc. (Japan)*	82,100	333,927
Westar Energy, Inc.(a)	6,500	268,060

		80,473,339

Electrical Equipment — 0.6%
Acuity Brands, Inc.	54,800	7,675,836
AMETEK, Inc.	126,800	6,673,484
AZZ, Inc.	10,400	487,968
Babcock & Wilcox Co. (The)	15,200	460,560
Eaton Corp. PLC	61,900	4,206,724
Emerson Electric Co.	239,700	14,796,681
Encore Wire Corp.	14,700	548,751
EnerSys	37,600	2,320,672
Fuji Electric Co. Ltd. (Japan)	80,000	318,951

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment (continued)
Hubbell, Inc. (Class B Stock)	7,800	$833,274
Huber & Suhner AG (Switzerland)	7,868	375,119
Mitsubishi Electric Corp. (Japan)	449,000	5,333,249
Thermon Group Holdings, Inc.*	27,100	655,549
TKH Group NV (Netherlands)	34,171	1,086,995

		45,773,813

Electronic Equipment, Instruments & Components — 1.1%
Alps Electric Co. Ltd. (Japan)	72,900	1,377,984
Arrow Electronics, Inc.*	135,700	7,855,673
AU Optronics Corp. (Taiwan)	1,189,000	603,498
Avnet, Inc.	146,889	6,319,165
Benchmark Electronics, Inc.*	66,815	1,699,774
CTS Corp.	14,900	265,667
Daktronics, Inc.	11,600	145,116
Hitachi High-Technologies Corp. (Japan)	3,500	100,543
Hon Hai Precision Industry Co. Ltd. (Taiwan)	1,059,296	2,925,261
Hoya Corp. (Japan)	2,500	84,562
Ingenico (France)	30,640	3,227,577
Ingram Micro, Inc. (Class A Stock)*	298,800	8,258,832
Innolux Corp. (Taiwan)	1,458,000	704,669
Insight Enterprises, Inc.*	66,200	1,713,918
Jabil Circuit, Inc.	524,400	11,447,652
Keyence Corp. (Japan)	700	311,916
Kingboard Chemical Holdings Ltd. (Hong Kong)	272,000	456,721
Largan Precision Co. Ltd. (Taiwan)	12,000	898,275
LG Display Co. Ltd. (South Korea)*	49,547	1,502,730
Methode Electronics, Inc.	59,500	2,172,345
Murata Manufacturing Co. Ltd. (Japan)	48,600	5,303,281
National Instruments Corp.	19,700	612,473
Nippon Chemi-Con Corp. (Japan)*	257,000	735,287
Omron Corp. (Japan)	12,500	559,194
PC Connection, Inc.	26,000	638,300
Sanmina Corp.*	88,800	2,089,464
ScanSource, Inc.*	43,600	1,750,976
TDK Corp. (Japan)	7,000	412,268
Tech Data Corp.*	112,500	7,113,375
Vishay Intertechnology, Inc.	116,000	1,641,400
Zebra Technologies Corp. (Class A Stock)*	40,800	3,158,328

		76,086,224

Energy Equipment & Services — 0.9%
Atwood Oceanics, Inc.*	101,200	2,871,044
Era Group, Inc.*	30,800	651,420
Forum Energy Technologies, Inc.*	41,500	860,295
Halliburton Co.	190,500	7,492,365
Helix Energy Solutions Group, Inc.*	248,600	5,394,620
Helmerich & Payne, Inc.	136,600	9,209,572
ION Geophysical Corp.*	42,200	116,050
Matrix Service Co.*	63,400	1,415,088
National Oilwell Varco, Inc.	260,700	17,083,671
Noble Corp. PLC(a)	726,200	12,033,134
Oil States International, Inc.*	38,300	1,872,870
Parker Drilling Co.*	135,900	417,213
Transocean Ltd.	19,770	362,777
Unit Corp.*	45,268	1,543,639
US Silica Holdings, Inc.(a)	16,900	434,161

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Willbros Group, Inc.*	137,900	$864,633

		62,622,552

Food & Staples Retailing — 1.7%
Almacenes Exito SA (Colombia)	11,028	135,501
Amsterdam Commodities NV (Netherlands)	13,011	299,020
Andersons, Inc. (The)	7,700	409,178
Axfood AB (Sweden)	6,480	386,803
Carrefour SA (France)	25,948	789,636
Casey’s General Stores, Inc.	1,600	144,512
Casino Guichard Perrachon SA (France)	3,158	290,424
Cencosud SA (Chile)	224,244	559,483
Costco Wholesale Corp.	150,100	21,276,675
CVS Health Corp.	192,900	18,578,199
E-Mart Co. Ltd. (South Korea)*	6,060	1,121,448
Fresh Market, Inc. (The)*	12,600	519,120
ICA Gruppen AB (Sweden)	4,358	169,693
J Sainsbury PLC (United Kingdom)(a)	1,137,345	4,343,172
Kesko OYJ (Finland) (Class B Stock)	58,759	2,136,986
Kroger Co. (The)	419,280	26,921,969
Magnit PJSC (Russia), GDR, RegS	16,042	728,307
Pantry, Inc. (The)*	13,200	489,192
Rallye SA (France)	24,400	855,200
Sonae SGPS SA (Portugal)	1,997,378	2,458,449
Spar Group Ltd. (The) (South Africa)	69,536	965,551
Sun Art Retail Group Ltd. (China)	76,500	76,059
Village Super Market, Inc. (Class A Stock)	6,200	169,694
Wal-Mart Stores, Inc.	423,500	36,370,180
Weis Markets, Inc.	8,400	401,688
WM Morrison Supermarkets PLC (United Kingdom)	171,672	489,827

		121,085,966

Food Products — 1.7%
Archer-Daniels-Midland Co.	417,100	21,689,200
Astra Agro Lestari Tbk PT (Indonesia)	21,500	42,011
Austevoll Seafood ASA (Norway)	150,922	935,448
Bakkafrost P/F (Faroe Islands)	3,252	73,066
BRF SA (Brazil)	37,700	899,740
Bunge Ltd.	95,300	8,663,723
Calavo Growers, Inc.	11,800	558,140
Cal-Maine Foods, Inc.(a)	208,700	8,145,561
China Agri-Industries Holdings Ltd. (China)	1,560,000	640,462
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	6	346,211
Dairy Crest Group PLC (United Kingdom)	42,514	329,304
Ebro Foods SA (Spain)	155,427	2,569,187
Felda Global Ventures Holdings Bhd (Malaysia)	330,100	205,180
Flowers Foods, Inc.	37,100	711,949
Greencore Group PLC (Ireland)	64,759	287,651
Gruma SAB de CV (Mexico) (Class B Stock)	29,700	316,693
Hormel Foods Corp	23,300	1,213,930
Indofood Sukses Makmur Tbk PT (Indonesia)	679,600	370,508
IOI Corp. Bhd (Malaysia)	547,200	750,980
JBS SA (Brazil)	375,000	1,580,017
Kellogg Co.	206,700	13,526,448
Lancaster Colony Corp.	49,000	4,588,360

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Leroy Seafood Group ASA (Norway)	19,944	$727,938
Marine Harvest ASA (Norway)	420,766	5,777,295
Nestle SA (Switzerland)	127,236	9,275,634
NH Food Ltd. (Japan)	10,000	218,783
Nippon Flour Mills Co. Ltd. (Japan)	37,000	164,470
PPB Group Bhd (Malaysia)	102,900	420,841
Salmar ASA (Norway)	98,504	1,676,884
Sanderson Farms, Inc.(a)	25,400	2,134,235
Schouw & Co. (Denmark)	13,220	621,069
Tassal Group Ltd. (Australia)	65,668	208,889
Thai Union Frozen Products PCL (Thailand)	411,900	1,133,038
Tyson Foods, Inc. (Class A Stock)	198,900	7,973,901
Unilever NV (United Kingdom), CVA	194,058	7,591,129
Unilever PLC (United Kingdom)	69,341	2,817,204
Universal Robina Corp. (Philippines)	136,580	595,473
WhiteWave Foods Co. (The)*	193,200	6,760,068
Wilmar International Ltd. (Singapore)	1,908,000	4,649,100

		121,189,720

Gas Utilities — 0.6%
AGL Resources, Inc.	325,300	17,732,103
Atmos Energy Corp.	58,983	3,287,712
Chesapeake Utilities Corp.	18,050	896,363
Enagas SA (Spain)	11,761	370,955
GAIL India Ltd. (India), GDR, RegS	2,897	122,833
New Jersey Resources Corp.	5,000	306,000
Questar Corp.	291,100	7,359,008
Southwest Gas Corp.	20,621	1,274,584
UGI Corp.	274,250	10,416,015

		41,765,573

Health Care Equipment & Supplies — 1.2%
Abaxis, Inc.	20,900	1,187,747
Abbott Laboratories	141,100	6,352,322
Align Technology, Inc.*	94,600	5,289,086
Atrion Corp.	800	272,008
Baxter International, Inc.	60,600	4,441,374
Boston Scientific Corp.*	1,073,700	14,226,525
C.R. Bard, Inc.	118,600	19,761,132
Cantel Medical Corp.	28,000	1,211,280
Cyberonics, Inc.*	42,400	2,360,832
Globus Medical, Inc. (Class A Stock)*(a)	88,900	2,113,153
Greatbatch, Inc.*	46,000	2,267,800
Halyard Health, Inc.*	46,100	2,096,167
Hill-Rom Holdings, Inc.	23,741	1,083,064
Hologic, Inc.*	395,500	10,575,670
ICU Medical, Inc.*	6,200	507,780
Intuitive Surgical, Inc.*	5,400	2,856,276
Invacare Corp.	55,100	923,476
Masimo Corp.*	86,300	2,273,142
Natus Medical, Inc.*	48,000	1,729,920
STERIS Corp.(a)	48,866	3,168,960
SurModics, Inc.*	22,500	497,250
Teleflex, Inc	13,300	1,527,106
Vascular Solutions, Inc.*	22,100	600,236

		87,322,306

Health Care Providers & Services — 2.0%
Aetna, Inc.	249,500	22,163,085
Alfresa Holdings Corp. (Japan)	114,400	1,381,490

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Anthem, Inc.	104,000	$13,069,680
Bangkok Dusit Medical Services PCL (Thailand) (Class F Stock)	81,700	42,712
Centene Corp.*	29,400	3,053,190
CIGNA Corp.	144,100	14,829,331
CorVel Corp.*	10,500	390,810
Express Scripts Holding Co.*	175,400	14,851,118
Fresenius SE & Co. KGaA (Germany)	21,467	1,116,159
HCA Holdings, Inc.*	20,600	1,511,834
Health Net, Inc.*	144,100	7,713,673
Korian-Medica (France)	16,774	612,982
LHC Group, Inc.*	11,400	355,452
LifePoint Hospitals, Inc.*	51,000	3,667,410
Mediclinic International Ltd. (South Africa)	80,931	700,538
Medipal Holdings Corp. (Japan)	319,400	3,730,493
MEDNAX, Inc.*	9,500	628,045
National Healthcare Corp.	8,500	534,140
Netcare Ltd. (South Africa)	293,500	959,191
Omnicare, Inc.	22,500	1,640,925
PharMerica Corp.*	5,300	109,763
Primary Health Care Ltd. (Australia)	1,183,919	4,529,991
Providence Service Corp. (The)*	22,700	827,188
Religare Health Trust (Singapore), UTS	158,000	119,277
Select Medical Holdings Corp.	160,696	2,314,022
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	466,300	1,049,952
Sonic Healthcare Ltd. (Australia)	21,457	322,811
Suzuken Co. Ltd. (Japan)	22,100	610,477
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	35,600	851,196
UnitedHealth Group, Inc.	272,000	27,496,480
Universal Health Services, Inc. (Class B Stock)	68,500	7,621,310
VCA, Inc.*	54,700	2,667,719
WellCare Health Plans, Inc.*	29,000	2,379,740

		143,852,184

Health Care Technology — 0.2%
Cerner Corp.*(a)	142,800	9,233,448
Computer Programs & Systems, Inc.	13,000	789,750
MedAssets, Inc.*	27,200	537,472
Quality Systems, Inc.	97,800	1,524,702

		12,085,372

Hotels, Restaurants & Leisure — 1.5%
888 Holdings PLC (United Kingdom)	614,336	1,319,549
Betfair Group PLC (United Kingdom)	34,797	849,524
BJ’s Restaurants, Inc.*	10,300	517,163
Brinker International, Inc.	37,800	2,218,482
Buffalo Wild Wings, Inc.*(a)	2,600	468,988
Chipotle Mexican Grill, Inc.*	6,700	4,586,217
Cie des Alpes (France)*	4,512	82,988
Denny’s Corp.*	21,100	217,541
DineEquity, Inc.	38,700	4,010,868
Domino’s Pizza, Inc.	51,100	4,812,087
Interval Leisure Group, Inc.	71,500	1,493,635
Jack in the Box, Inc.	35,872	2,868,325
Jollibee Foods Corp. (Philippines)	110,570	528,575
Kangwon Land, Inc. (South Korea)*	6,646	183,184
Las Vegas Sands Corp.	295,300	17,174,648

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Marcus Corp. (The)	28,400	$525,684
Marriott Vacations Worldwide Corp.	85,900	6,402,986
McDonald’s Corp.	313,300	29,356,210
Monarch Casino & Resort, Inc.*	17,700	293,643
Oriental Land Co. Ltd. (Japan)	18,600	4,289,420
Panera Bread Co. (Class A Stock)*(a)	3,700	646,760
Penn National Gaming, Inc.*(a)	41,500	569,795
Ruth’s Hospitality Group, Inc.	78,500	1,177,500
SKYCITY Entertainment Group Ltd. (New Zealand)	32,431	97,981
Speedway Motorsports, Inc.	14,900	325,863
Spirit Pub Co. PLC (United Kingdom)	196,582	319,568
TUI AG (Germany)	73,269	1,214,824
Unibet Group PLC (Malta), SDR	1,780	112,455
Yum! Brands, Inc.	263,600	19,203,260

		105,867,723

Household Durables — 0.5%
Barratt Developments PLC (United Kingdom)	55,524	404,111
Berkeley Group Holdings PLC (United Kingdom)	23,399	899,680
Cavco Industries, Inc.*	2,200	174,394
Coway Co. Ltd. (South Korea)*	17,787	1,356,288
Ethan Allen Interiors, Inc.	31,700	981,749
Helen of Troy Ltd.*	37,900	2,465,774
La-Z-Boy, Inc.	93,625	2,512,895
LG Electronics, Inc. (South Korea)*	24,108	1,291,374
NVR, Inc.*	4,600	5,866,518
Panasonic Corp. (Japan)	560,300	6,599,459
Persimmon PLC (United Kingdom)*	199,662	4,876,534
Sony Corp. (Japan)	145,400	2,967,505
Tempur Sealy International, Inc.*	12,000	658,920
TomTom NV (Netherlands)*	20,039	133,270
Tupperware Brands Corp.	104,600	6,589,800
Universal Electronics, Inc.*	21,500	1,398,145

		39,176,416

Household Products — 0.7%
Church & Dwight Co., Inc.	38,000	2,994,780
Colgate-Palmolive Co.	248,100	17,166,039
Henkel AG & Co. KGaA (Germany)	41,750	4,044,271
Kimberly-Clark Corp.	88,800	10,259,952
Orchids Paper Products Co.	11,500	334,765
Procter & Gamble Co. (The)	132,500	12,069,425
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	32,579	702,361

		47,571,593

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp.	984,100	13,551,057
China Resources Power Holdings Co. Ltd. (China)	510,000	1,300,870
Electric Power Development Co. Ltd. (Japan)	6,800	229,779
Huadian Power International Corp. Ltd. (China) (Class H Stock)	88,000	76,343
Huaneng Power International, Inc. (China) (Class H Stock)	1,226,000	1,656,625

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
Ormat Technologies, Inc.	18,400	$500,112

		17,314,786

Industrial Conglomerates — 1.3%
Alfa SAB de CV (Mexico) (Class A Stock)*	76,600	171,021
Carlisle Cos., Inc.	167,947	15,155,537
CITIC Ltd. (China)	125,000	213,098
CJ Corp. (South Korea)*	4,263	603,560
DCC PLC (Ireland)	52,654	2,898,769
Discount Investment Corp. Ltd. (Israel)	55,095	106,139
General Electric Co.	2,248,500	56,819,595
Hopewell Holdings Ltd. (Hong Kong)	375,000	1,365,048
Hutchison Whampoa Ltd. (Hong Kong)	57,000	651,599
JG Summit Holdings, Inc. (Philippines)	704,310	1,031,451
Keppel Corp. Ltd. (Singapore)	620,000	4,132,534
LG Corp. (South Korea)*	5,215	289,654
Shanghai Industrial Holdings Ltd. (China)	27,000	80,634
Shun Tak Holdings Ltd. (Hong Kong)	406,000	187,166
Siemens AG (Germany)	45,049	5,054,684
SK Holdings Co. Ltd. (South Korea)*	7,811	1,159,370
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	35,210	54,687

		89,974,546

Insurance — 2.3%
Aflac, Inc.	232,900	14,227,861
Alleghany Corp.*	6,100	2,827,350
Allianz SE (Germany)	38,556	6,385,901
Allstate Corp. (The)	17,200	1,208,300
American Financial Group, Inc.	172,800	10,492,416
American International Group, Inc.	448,600	25,126,086
Aspen Insurance Holdings Ltd.	95,300	4,171,281
AXA SA (France)	280,603	6,465,962
Baloise Holding AG (Switzerland)	35,087	4,484,525
BB Seguridade Participacoes SA (Brazil)	45,200	546,848
Beazley PLC (United Kingdom)	48,014	213,756
Cathay Financial Holding Co. Ltd. (Taiwan)	1,229,550	1,816,832
Catlin Group Ltd. (United Kingdom)	20,333	211,807
China Life Insurance Co. Ltd. (China) (Class H Stock)	105,000	411,405
Dongbu Insurance Co. Ltd. (South Korea)*	2,418	120,750
EMC Insurance Group, Inc.	7,000	248,220
Enstar Group Ltd.*	2,000	305,780
Everest Re Group Ltd.	5,900	1,004,770
FBL Financial Group, Inc. (Class A Stock)	2,800	162,484
Fidelity & Guaranty Life	21,700	526,659
Genworth Financial, Inc. (Class A Stock)*	1,503,300	12,778,050
Hannover Rueck SE (Germany)	3,550	320,251
Harel Insurance Investments & Financial Services Ltd. (Israel)	75,669	342,072
HCC Insurance Holdings, Inc.	115,813	6,198,312
Insurance Australia Group Ltd. (Australia)	429,966	2,183,159
Legal & General Group PLC (United Kingdom)	1,399,562	5,403,928
Liberty Holdings Ltd. (South Africa)	6,327	67,105
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	9,659	1,923,474
National Western Life Insurance Co. (Class A Stock)	1,500	403,875
Navigators Group, Inc. (The)*	15,400	1,129,436

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
PartnerRe Ltd.	15,500	$1,769,015
Phoenix Group Holdings (United Kingdom)	339,070	4,368,499
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	114,000	1,154,312
Porto Seguro SA (Brazil)	102,000	1,166,504
Powszechny Zaklad Ubezpieczen SA (Poland)	11,130	1,518,938
Rand Merchant Insurance Holdings Ltd. (South Africa)	37,929	133,974
Reinsurance Group of America, Inc.	52,639	4,612,229
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	420	107,947
Sanlam Ltd. (South Africa)	291,468	1,753,846
StanCorp Financial Group, Inc.	33,600	2,347,296
Suncorp Group Ltd. (Australia)	398,455	4,551,867
Swiss Life Holding AG (Switzerland)*	11,240	2,656,593
Swiss Re AG (Switzerland)*	47,283	3,960,978
Symetra Financial Corp.	97,868	2,255,857
Third Point Reinsurance Ltd.*	44,300	641,907
Tokio Marine Holdings, Inc. (Japan)	29,600	961,340
Travelers Cos., Inc. (The)	19,600	2,074,660
UnipolSai SpA (Italy)	52,808	142,178
UNIQA Insurance Group AG (Austria)	72,152	677,149
United Insurance Holdings Corp.	71,200	1,562,840
Universal Insurance Holdings, Inc.	76,800	1,570,560
Unum Group	273,400	9,536,192
W.R. Berkley Corp.	14,400	738,144

		161,971,480

Internet & Catalog Retail — 0.3%
1-800-Flowers.com, Inc. (Class A Stock)*	52,100	429,304
FTD Cos., Inc.*	36,100	1,257,002
Home Retail Group PLC (United Kingdom)	1,406,812	4,533,805
HSN, Inc.	40,740	3,096,240
Nutrisystem, Inc.	178,100	3,481,855
Priceline Group, Inc. (The)*	3,500	3,990,735
TripAdvisor, Inc.*(a)	98,500	7,354,010

		24,142,951

Internet Software & Services — 1.3%
Akamai Technologies, Inc.*	113,000	7,114,480
Bankrate, Inc.*(a)	11,800	146,674
Cimpress NV*	6,100	456,524
Constant Contact, Inc.*	8,000	293,600
Demand Media, Inc.*	74,600	456,552
Envestnet, Inc.*	9,300	457,002
Equinix, Inc.	4,018	911,001
Facebook, Inc. (Class A Stock)*	77,800	6,069,956
Google, Inc. (Class A Stock)*	44,800	23,773,568
Google, Inc. (Class C Stock)*	80,600	42,427,840
Liquidity Services, Inc.*(a)	111,700	912,589
LivePerson, Inc.*	8,900	125,490
LogMeIn, Inc.*	50,400	2,486,736
Moneysupermarket.com Group PLC (United Kingdom)	72,085	260,736
NAVER Corp. (South Korea)*	137	87,740
NIC, Inc.	120,100	2,160,599
Rackspace Hosting, Inc.*(a)	52,500	2,457,525
Tencent Holdings Ltd. (China)	217,200	3,142,652
Travelzoo, Inc.*	22,700	286,474

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
XO Group, Inc.*	42,407	$772,231

		94,799,969

IT Services — 1.8%
Anite PLC (United Kingdom)	69,748	86,048
Bechtle AG (Germany)	2,701	214,091
Broadridge Financial Solutions, Inc.	314,192	14,509,387
Cap Gemini SA (France)	68,051	4,866,827
Cielo SA (Brazil)	98,900	1,550,358
Computer Sciences Corp.	24,500	1,544,725
DST Systems, Inc.	131,200	12,352,480
EPAM Systems, Inc.*	5,000	238,750
ExlService Holdings, Inc.*	38,900	1,116,819
Fiserv, Inc.*	160,300	11,376,491
Fujitsu Ltd. (Japan)	105,000	559,825
iGATE Corp.*	51,100	2,017,428
Infosys Ltd. (India), ADR(a)	90,000	2,831,400
International Business Machines Corp.	97,800	15,691,032
Jack Henry & Associates, Inc.	15,500	963,170
Leidos Holdings, Inc.	142,600	6,205,952
MasterCard, Inc. (Class A Stock)	133,300	11,485,128
MAXIMUS, Inc.	43,600	2,391,024
NS Solutions Corp. (Japan)	29,900	799,873
Optimal Payments PLC (Isle of Man)*	116,974	620,895
SK C&C Co. Ltd. (South Korea)*	1,969	381,343
Syntel, Inc.*(a)	168,238	7,567,345
Visa, Inc. (Class A Stock)(a)	107,800	28,265,160

		127,635,551

Leisure Products — 0.4%
Arctic Cat, Inc.	39,600	1,405,800
Bandai Namco Holdings, Inc. (Japan)	10,100	213,830
Brunswick Corp.	114,900	5,889,774
Giant Manufacturing Co. Ltd. (Taiwan)	94,000	830,685
Nautilus, Inc.*	46,700	708,906
Polaris Industries, Inc.(a)	134,200	20,296,408
Shimano, Inc. (Japan)	4,400	569,895

		29,915,298

Life Sciences Tools & Services — 0.2%
Bio-Techne Corp.	32,300	2,984,520
Cambrex Corp.*	47,500	1,026,950
Charles River Laboratories International, Inc.*	88,800	5,651,232
Mettler-Toledo International, Inc.*	12,879	3,895,382
QIAGEN NV*	13,215	307,819
Quintiles Transnational Holdings, Inc.*	10,300	606,361

		14,472,264

Machinery — 1.7%
Actuant Corp. (Class A Stock)	12,400	337,776
Alamo Group, Inc.	13,200	639,408
Atlas Copco AB (Sweden) (Class B Stock)	22,330	571,599
Blount International, Inc.*	129,300	2,271,801
Caterpillar, Inc.	61,400	5,619,942
China International Marine Containers Group Co. Ltd. (China) (Class H Stock)	27,900	61,517
Cummins, Inc.	122,500	17,660,825
Dover Corp.	71,100	5,099,292
Duerr AG (Germany)	44,613	3,920,603
FANUC Corp. (Japan)	10,700	1,764,220

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Federal Signal Corp.	32,700	$504,888
Global Brass & Copper Holdings, Inc.	52,700	693,532
Haldex AB (Sweden)	45,150	585,192
Harsco Corp.	44,400	838,716
Hyster-Yale Materials Handling, Inc.	2,582	189,002
IDEX Corp.	85,400	6,647,536
Illinois Tool Works, Inc.	59,100	5,596,770
ITT Corp.	92,300	3,734,458
Kadant, Inc.	5,000	213,450
Kone OYJ (Finland) (Class B Stock)	117,770	5,361,816
Krones AG (Germany)	961	93,446
KUKA AG (Germany)(a)	71,585	5,063,379
LB Foster Co. (Class A Stock)	13,600	660,552
Lincoln Electric Holdings, Inc.	122,875	8,489,434
Meritor, Inc.*(a)	159,900	2,422,485
Mueller Industries, Inc.	26,500	904,710
Nordson Corp.	5,000	389,800
NSK Ltd. (Japan)	380,000	4,486,564
Oshkosh Corp.	116,800	5,682,320
Parker-Hannifin Corp.	104,200	13,436,590
SPX Corp.	21,200	1,821,504
Standex International Corp.	19,400	1,498,844
Sumitomo Heavy Industries Ltd. (Japan)	31,000	166,749
Tadano Ltd. (Japan)	65,000	802,955
Timken Co. (The)	237,200	10,123,696
Trinity Industries, Inc.(a)	206,100	5,772,861
Wacker Neuson SE (Germany)	23,499	477,439
Wartsila OYJ Abp (Finland)	8,743	391,322
Yangzijiang Shipbuilding Holdings Ltd. (China)	112,000	101,496

		125,098,489

Marine — 0.2%
A.P. Moeller-Maersk A/S (Denmark) (Class A Stock)	223	426,739
A.P. Moeller-Maersk A/S (Denmark) (Class B Stock)	2,365	4,703,871
Kawasaki Kisen Kaisha Ltd. (Japan)	1,640,000	4,381,236
Kirby Corp.*	55,600	4,489,144
MISC Bhd (Malaysia)	592,200	1,221,826
MMA Offshore Ltd. (Australia)	529,874	531,206
Orient Overseas International Ltd. (Hong Kong)	83,000	483,242

		16,237,264

Media — 1.7%
Altice SA (Luxembourg)*	4,828	381,258
Astro Malaysia Holdings Bhd (Malaysia)	88,000	76,067
Cinemark Holdings, Inc.	229,400	8,162,052
Comcast Corp. (Class A Stock)	500,900	29,057,209
Cyfrowy Polsat SA (Poland)	10,634	70,250
Daiichikosho Co. Ltd. (Japan)	12,700	344,338
DIRECTV*	213,400	18,501,780
Discovery Communications, Inc. (Class C Stock)*	287,200	9,684,384
Entertainment One Ltd. (United Kingdom)	108,908	544,220
Gannett Co., Inc.	59,200	1,890,256
Grupo Televisa SAB (Mexico), UTS*	292,900	1,996,971
Hakuhodo DY Holdings, Inc. (Japan)	143,300	1,371,372
Harte-Hanks, Inc.	73,589	569,579

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Havas SA (France)	375,867	$3,069,206
ITV PLC (United Kingdom)	24,596	82,045
Journal Communications, Inc. (Class A Stock)*	32,500	371,475
Naspers Ltd. (South Africa) (Class N Stock)	12,398	1,603,746
Publicis Groupe SA (France)	10,459	750,073
Reed Elsevier PLC (United Kingdom)	64,367	1,099,518
Rightmove PLC (United Kingdom)	5,283	184,235
RTL Group SA (Germany)	2,332	222,371
Sky Network Television Ltd. (New Zealand)	23,842	111,930
Stroeer Media SE (Germany)	15,072	447,082
Time, Inc.	127,400	3,135,314
Trinity Mirror PLC (United Kingdom)*	190,760	483,887
Viacom, Inc. (Class B Stock)	118,000	8,879,500
Walt Disney Co. (The)	298,400	28,106,296

		121,196,414

Metals & Mining — 1.3%
Antofagasta PLC (United Kingdom)	23,282	271,282
Arrium Ltd. (Australia)	1,362,696	235,801
BHP Billiton Ltd. (Australia)	186,770	4,415,736
BHP Billiton PLC (Australia)	116,601	2,498,921
Centamin PLC (United Kingdom)	4,821,756	4,427,283
Century Aluminum Co.*(a)	168,800	4,118,720
China Steel Corp. (Taiwan)	457,980	379,897
Commercial Metals Co.	117,000	1,905,930
Compass Minerals International, Inc.	25,000	2,170,750
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	734,080	1,396,652
Evolution Mining Ltd. (Australia)	928,958	481,685
Ferrexpo PLC (United Kingdom)	454,775	377,315
Fortescue Metals Group Ltd. (Australia)(a)	944,155	2,073,025
Freeport-McMoRan, Inc.	361,900	8,453,984
Gem Diamonds Ltd. (United Kingdom)*	85,863	232,081
Globe Specialty Metals, Inc.	114,500	1,972,835
Gold Resource Corp.	70,100	236,938
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	210,400	610,647
Highland Gold Mining Ltd. (United Kingdom)	575,391	280,522
Hyundai Hysco Co. Ltd. (South Korea)*	9,438	624,248
Hyundai Steel Co. (South Korea)*	21,462	1,229,298
Independence Group NL (Australia)	22,325	79,943
JFE Holdings, Inc. (Japan)	28,400	633,345
KGHM Polska Miedz SA (Poland)	25,465	776,298
Kobe Steel Ltd. (Japan)	3,006,000	5,177,830
Korea Zinc Co. Ltd. (South Korea)*	530	193,724
Mitsubishi Materials Corp. (Japan)	484,000	1,605,634
MMC Norilsk Nickel OJSC (Russia), ADR	30,232	429,899
Nippon Steel & Sumitomo Metal Corp. (Japan)	431,000	1,069,153
Nucor Corp.	125,200	6,141,060
Olympic Steel, Inc.	7,900	140,462
POSCO (South Korea)	5,192	1,307,838
Reliance Steel & Aluminum Co.	65,038	3,984,878
Resolute Mining Ltd. (Australia)*	502,199	106,957
Rio Tinto PLC (United Kingdom)	41,089	1,894,086
Sandfire Resources NL (Australia)	138,054	506,290
Sesa Sterlite Ltd. (India), ADR	64,900	881,342
Southern Copper Corp.(a)	428,800	12,092,160
Sumitomo Metal Mining Co. Ltd. (Japan)	364,000	5,429,021

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Tata Steel Ltd. (India), GDR, RegS	43,148	$267,518
TimkenSteel Corp.	45,777	1,695,122
Vale SA (Brazil)	51,300	422,836
Voestalpine AG (Austria)	77,185	3,049,825
Worthington Industries, Inc.	134,900	4,059,141
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	334,000	94,444

		90,432,356

Multiline Retail — 0.3%
Big Lots, Inc.(a)	134,200	5,370,684
Dollar Tree, Inc.*	157,200	11,063,736
Lojas Renner SA (Brazil)	7,200	207,127
Lotte Shopping Co. Ltd. (South Korea)*	1,351	334,146
Woolworths Holdings Ltd. (South Africa)	194,114	1,287,313

		18,263,006

Multi-Utilities — 0.6%
ACEA SpA (Italy)	7,107	76,883
Centrica PLC (United Kingdom)	286,125	1,239,334
E.ON SE (Germany)	112,678	1,925,862
MDU Resources Group, Inc.	252,100	5,924,350
National Grid PLC (United Kingdom)	554,864	7,873,140
Public Service Enterprise Group, Inc.	397,400	16,456,334
REN – Redes Energeticas Nacionais SGPS SA (Portugal)	144,323	418,688
SCANA Corp.	31,400	1,896,560
Vectren Corp.	150,500	6,957,615
YTL Corp. Bhd (Malaysia)	241,000	109,592
YTL Power International Bhd (Malaysia)	89,700	37,867

		42,916,225

Oil, Gas & Consumable Fuels — 4.2%
Adams Resources & Energy, Inc.	4,400	219,780
Adaro Energy Tbk PT (Indonesia)	8,078,400	674,019
Anadarko Petroleum Corp.	232,400	19,173,000
Apache Corp.	117,400	7,357,458
BP PLC (United Kingdom)	1,278,538	8,115,632
California Resources Corp.*	184,000	1,013,840
Chevron Corp.	273,800	30,714,884
China Petroleum & Chemical Corp. (China) (Class H Stock)	2,589,300	2,096,916
CNOOC Ltd. (China)	395,000	534,107
ConocoPhillips(a)	259,100	17,893,446
Continental Resources, Inc.*(a)	74,700	2,865,492
Delek US Holdings, Inc.	75,500	2,059,640
Devon Energy Corp.	58,500	3,580,785
Eni SpA (Italy)	259,854	4,551,742
EP Energy Corp. (Class A Stock)*(a)	17,700	184,788
Exxon Mobil Corp.	666,400	61,608,680
Gazprom OAO (Russia), ADR	361,146	1,679,329
Green Plains, Inc.	23,500	582,330
Hollyfrontier Corp.	163,000	6,109,240
Jones Energy, Inc. (Class A Stock)*(a)	14,100	160,881
Lukoil OAO (Russia), ADR	33,427	1,330,395
Marathon Petroleum Corp.	115,100	10,388,926
NovaTek OAO (Russia), GDR, RegS	2,940	230,496
ONEOK, Inc.	214,400	10,674,976
PetroChina Co. Ltd. (China) (Class H Stock)	1,482,000	1,645,149
Petroleo Brasileiro SA (Brazil)	306,000	1,103,958

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Phillips 66	326,300	$23,395,710
PTT Exploration & Production PCL
(Thailand)	80,000	272,340
PTT PCL (Thailand)	149,100	1,468,340
Reliance Industries Ltd. (India), GDR, 144A	73,309	2,067,314
REX American Resources Corp.*	28,500	1,766,145
Rosneft OAO (Russia), GDR, RegS	103,837	364,468
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	346,239	11,555,019
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	250,077	8,640,442
Sasol Ltd. (South Africa)	51,392	1,918,097
SemGroup Corp. (Class A Stock)	8,100	553,959
SM Energy Co.	122,400	4,722,192
Statoil ASA (Norway)	49,529	872,049
Surgutneftegas OAO (Russia), ADR	113,047	480,224
Targa Resources Corp.	39,600	4,199,580
Tatneft OAO (Russia), ADR	11,312	277,144
Tesoro Corp.	21,000	1,561,350
Total SA (France)	171,585	8,790,669
Vaalco Energy, Inc.*	78,900	359,784
Valero Energy Corp.	410,300	20,309,850
Western Refining, Inc.	186,200	7,034,636
Woodside Petroleum Ltd. (Australia)	40,212	1,243,649
World Fuel Services Corp.	84,700	3,974,971

		302,377,821

Paper & Forest Products — 0.1%
Boise Cascade Co.*	25,700	954,755
Clearwater Paper Corp.*	28,600	1,960,530
Duratex SA (Brazil)	17,000	51,354
KapStone Paper and Packaging Corp.	5,700	167,067
Mondi PLC (South Africa)	89,183	1,448,824
Neenah Paper, Inc.	29,400	1,771,938
P.H. Glatfelter Co.	13,900	355,423
Portucel SA (Portugal)	65,063	241,273
Semapa-Sociedade de Investimento e Gestao (Portugal)	6,811	82,623
UPM-Kymmene OYJ (Finland)	29,781	488,057

		7,521,844

Personal Products — 0.1%
Amorepacific Corp. (South Korea)*	67	135,264
AMOREPACIFIC Group (South Korea)*	754	681,948
Avon Products, Inc.	278,900	2,618,871
Hypermarcas SA (Brazil)*	20,200	126,525

		3,562,608

Pharmaceuticals — 4.2%
AbbVie, Inc.	508,500	33,276,240
Allergan, Inc.	50,100	10,650,759
AstraZeneca PLC (United Kingdom)	71,937	5,080,974
Bayer AG (Germany)	12,792	1,743,662
Bristol-Myers Squibb Co.	558,500	32,968,255
Dr Reddy’s Laboratories Ltd. (India), ADR(a)	21,700	1,094,765
Endo International PLC*(a)	124,500	8,978,940
Galenica AG (Switzerland)	259	206,509
GlaxoSmithKline PLC (United Kingdom)	308,033	6,608,428
Impax Laboratories, Inc.*	82,600	2,616,768
Ipsen SA (France)	2,097	108,544

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Jazz Pharmaceuticals PLC*	1,400	$229,222
Johnson & Johnson	385,700	40,332,649
Lannett Co., Inc.*	58,300	2,499,904
Merck & Co., Inc.	604,000	34,301,160
Merck KGaA (Germany)	21,968	2,067,378
Mylan, Inc.*	97,000	5,467,890
Nektar Therapeutics*(a)	136,400	2,114,200
Novartis AG (Switzerland)	187,123	17,354,438
Novo Nordisk A/S (Denmark) (Class B Stock)	12,939	547,317
Otsuka Holdings Co. Ltd. (Japan)	182,900	5,483,565
Pfizer, Inc.	1,594,100	49,656,215
Prestige Brands Holdings, Inc.*	13,800	479,136
Recordati SpA (Italy)	96,270	1,492,512
Richter Gedeon Nyrt (Hungary)	47,362	637,823
Roche Holding AG (Switzerland)	53,381	14,463,167
Sanofi (France)	67,023	6,110,534
Sino Biopharmaceutical Ltd. (Hong Kong)	164,000	147,781
Stada Arzneimittel AG (Germany)	68,680	2,083,945
Sucampo Pharmaceuticals, Inc. (Class A Stock)*(a)	83,400	1,190,952
Teva Pharmaceutical Industries Ltd. (Israel)	139,102	7,974,006
Yuhan Corp. (South Korea)*	2,950	453,334

		298,420,972

Professional Services — 0.2%
ICF International, Inc.*	6,900	282,762
Korn/Ferry International*	45,700	1,314,332
ManpowerGroup, Inc.	91,491	6,236,941
Navigant Consulting, Inc.*	80,246	1,233,381
Resources Connection, Inc.	22,500	370,125
Teleperformance (France)	20,872	1,420,762
TriNet Group, Inc.*	4,100	128,248
VSE Corp.	5,500	362,450
WS Atkins PLC (United Kingdom)	29,156	617,484

		11,966,485

Real Estate Investment Trusts (REITs) — 3.2%
Abacus Property Group (Australia)	37,822	91,367
AG Mortgage Investment Trust, Inc.	85,400	1,585,878
American Assets Trust, Inc.	80,033	3,186,114
American Campus Communities, Inc.	144,100	5,959,976
American Capital Agency Corp.	41,900	914,677
American Capital Mortgage Investment Corp.	53,193	1,002,156
Annaly Capital Management, Inc.	1,747,200	18,887,232
Apollo Residential Mortgage, Inc.	157,072	2,477,025
Ares Commercial Real Estate Corp.	66,100	758,828
Ashford Hospitality Trust, Inc.	167,000	1,750,160
Big Yellow Group PLC (United Kingdom)	13,465	126,877
BioMed Realty Trust, Inc.	56,500	1,217,010
Camden Property Trust	89,600	6,616,064
Campus Crest Communities, Inc.	63,900	467,109
CapitaCommercial Trust (Singapore)	121,000	159,751
Cedar Realty Trust, Inc.	79,545	583,860
Chambers Street Properties(a)	963,000	7,761,780
Champion REIT (Hong Kong)	2,187,000	1,015,288
Chimera Investment Corp.	219,500	698,010
Corporate Office Properties Trust	9,700	275,189
CyrusOne, Inc.	10,200	281,010

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
DiamondRock Hospitality Co.	35,500	$527,885
Duke Realty Corp.	347,100	7,011,420
Dynex Capital, Inc.	48,408	399,366
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (Turkey)	958,025	1,133,124
Equity Residential	33,200	2,385,088
Extra Space Storage, Inc.	114,300	6,702,552
Federation Centres (Australia)	2,092,988	4,873,030
Fibra Uno Administracion SA de CV (Mexico)	444,700	1,310,552
First Industrial Realty Trust, Inc.(a)	20,300	417,368
Franklin Street Properties Corp.	469,054	5,755,293
Frasers Centrepoint Trust (Singapore)	235,000	335,296
Frasers Commercial Trust (Singapore)	451,000	479,821
Geo Group, Inc. (The)	48,697	1,965,411
Gladstone Commercial Corp.	31,400	539,138
GPT Group (The) (Australia)	100,771	356,633
Home Properties, Inc.	25,700	1,685,920
Hospitality Properties Trust	603,546	18,709,926
Host Hotels & Resorts, Inc.	65,900	1,566,443
Intu Properties PLC (United Kingdom)	866,889	4,481,772
Invesco Mortgage Capital, Inc.	460,027	7,112,017
Investors Real Estate Trust	44,600	364,382
Keppel REIT (Singapore)	89,000	81,740
Land Securities Group PLC (United Kingdom)	47,954	862,006
Lexington Realty Trust(a)	169,200	1,857,816
Liberty Property Trust	87,801	3,303,952
Link REIT (The) (Hong Kong)	1,072,500	6,714,665
Mack-Cali Realty Corp.	73,100	1,393,286
Mapletree Commercial Trust (Singapore)	1,856,000	1,975,105
Mapletree Greater China Commercial Trust (Singapore)	2,124,000	1,520,139
Mapletree Industrial Trust (Singapore)	669,000	748,527
Medical Properties Trust, Inc.	72,000	992,160
Mid-America Apartment Communities, Inc.	67,400	5,033,432
New Residential Investment Corp.	182,200	2,326,694
Potlatch Corp.	50,700	2,122,809
ProLogis, Inc.	343,900	14,798,017
Prosperity REIT (Hong Kong)	413,000	140,137
Public Storage	69,900	12,921,015
Redefine Properties Ltd. (South Africa)	184,700	170,836
Redwood Trust, Inc.(a)	81,600	1,607,520
Regal Real Estate Investment Trust (Hong Kong)	686,000	180,692
Resource Capital Corp.	394,840	1,989,994
RLJ Lodging Trust	45,570	1,527,962
Select Income REIT	17,800	434,498
Senior Housing Properties Trust	242,800	5,368,308
Simon Property Group, Inc.	140,600	25,604,666
Soilbuild Business Space REIT (Singapore)	133,000	79,127
Starhill Global REIT (Singapore)	159,000	96,025
Strategic Hotels & Resorts, Inc.*	157,900	2,089,017
Summit Hotel Properties, Inc.	20,000	248,800
Sunlight Real Estate Investment Trust (Hong Kong)	1,293,000	583,061
Sunstone Hotel Investors, Inc.	170,200	2,810,002
Taubman Centers, Inc.	69,700	5,326,474

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
UDR, Inc.	61,200	$1,886,184

		230,722,464

Real Estate Management & Development — 0.8%
Alexander & Baldwin, Inc.	8,300	325,858
Argosy Property Ltd. (New Zealand)	149,543	125,983
Barwa Real Estate Co. (Qatar)	5,062	57,418
BR Properties SA (Brazil)	9,300	35,861
CBRE Group, Inc. (Class A Stock)*	354,887	12,154,880
Cheung Kong Holdings Ltd. (Hong Kong)	327,000	5,476,212
China Resources Land Ltd. (China)	114,000	299,594
Deutsche Wohnen AG (Germany)	21,172	499,443
Evergrande Real Estate Group Ltd. (China)	3,269,000	1,317,340
Franshion Properties China Ltd. (China)	204,000	58,218
Great Eagle Holdings Ltd. (Hong Kong)	122,000	395,870
Henderson Land Development Co. Ltd. (Hong Kong)	77,300	537,256
Hysan Development Co. Ltd. (Hong Kong)	933,000	4,140,660
Jones Lang LaSalle, Inc.	165,089	24,751,794
Kerry Properties Ltd. (Hong Kong)	38,500	138,888
Kowloon Development Co. Ltd. (Hong Kong)	99,000	115,562
LEG Immobilien AG (Germany)*	2,943	219,236
Lend Lease Group (Australia)	32,650	434,861
Liu Chong Hing Investment Ltd. (Hong Kong)	66,000	82,985
Mobimo Holding AG (Switzerland)*	1,721	344,200
New World Development Co. Ltd. (Hong Kong)	1,298,000	1,490,116
PSP Swiss Property AG (Switzerland)*	2,543	218,858
Shimao Property Holdings Ltd. (Hong Kong)	77,500	171,631
Shui On Land Ltd. (China)	200,000	47,035
Sino-Ocean Land Holdings Ltd. (China)	225,500	127,144
SOHO China Ltd. (China)	385,500	271,893
ST Modwen Properties PLC (United Kingdom)	16,350	98,314
Swiss Prime Site AG (Switzerland)*	3,396	249,354
UNITE Group PLC (The) (United Kingdom)	180,916	1,304,177
Yuexiu Property Co. Ltd. (China)	3,884,660	743,357

		56,233,998

Road & Rail — 1.0%
AMERCO	4,300	1,222,318
BTS Group Holdings PCL (Thailand)	1,670,700	490,038
Central Japan Railway Co. (Japan)	8,200	1,228,986
ComfortDelGro Corp. Ltd. (Singapore)	109,000	213,304
CSX Corp.	120,300	4,358,469
Landstar System, Inc.	17,900	1,298,287
Norfolk Southern Corp.	168,600	18,480,246
Northgate PLC (United Kingdom)	45,574	432,066
Old Dominion Freight Line, Inc.*	89,000	6,909,960
Union Pacific Corp.	294,300	35,059,959
Werner Enterprises, Inc.	10,500	327,075
West Japan Railway Co. (Japan)	31,300	1,479,810

		71,500,518

Semiconductors & Semiconductor Equipment — 2.3%
Advanced Semiconductor Engineering, Inc. (Taiwan)	690,000	819,463
Amkor Technology, Inc.*	243,600	1,729,560

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
ams AG (Austria)	4,015	$145,142
ASM International NV (Netherlands)	63,277	2,679,702
Atmel Corp.*	153,900	1,291,992
Avago Technologies Ltd. (Singapore)	51,400	5,170,326
BE Semiconductor Industries NV (Netherlands)	37,725	839,429
Broadcom Corp. (Class A Stock)	83,100	3,600,723
Dialog Semiconductor PLC (Germany)*	3,033	105,900
Diodes, Inc.*	70,100	1,932,657
Inotera Memories, Inc. (Taiwan)*	124,000	194,556
Inphi Corp.*	13,400	247,632
Integrated Device Technology, Inc.*(a)	519,800	10,188,080
Intel Corp.	1,316,200	47,764,898
IXYS Corp.	22,900	288,540
MediaTek, Inc. (Taiwan)	6,000	87,225
Melexis NV (Belgium)	5,172	234,031
MKS Instruments, Inc.	37,300	1,365,180
Monolithic Power Systems, Inc.	15,500	770,970
Novatek Microelectronics Corp. (Taiwan)	31,000	173,231
Pericom Semiconductor Corp.*	23,800	322,252
PMC-Sierra, Inc.*	75,738	693,760
Power Integrations, Inc.	4,100	212,134
Realtek Semiconductor Corp. (Taiwan)	25,000	83,020
RF Micro Devices, Inc.*(a)	520,000	8,626,800
Rohm Co. Ltd. (Japan)	53,300	3,211,499
Semtech Corp.*	205,800	5,673,906
SK Hynix, Inc. (South Korea)*	63,961	2,733,400
Skyworks Solutions, Inc.	417,600	30,363,696
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,626,000	7,163,296
Tessera Technologies, Inc.	42,300	1,512,648
Texas Instruments, Inc.	499,200	26,689,728

		166,915,376

Software — 2.6%
ANSYS, Inc.*	89,000	7,298,000
Aspen Technology, Inc.*	26,700	935,034
AVG Technologies NV*	86,400	1,705,536
ePlus, Inc.*	1,700	128,673
Fair Isaac Corp.	29,700	2,147,310
Fortinet, Inc.*	71,900	2,204,454
Manhattan Associates, Inc.*(a)	174,700	7,113,784
Microsoft Corp.	1,378,700	64,040,615
MicroStrategy, Inc. (Class A Stock)*	9,000	1,461,600
NCSoft Corp. (South Korea)	1,358	222,705
NetScout Systems, Inc.*(a)	60,843	2,223,203
Oracle Corp.	933,000	41,957,010
Pegasystems, Inc.	80,200	1,665,754
Playtech PLC (United Kingdom)	56,088	598,503
Progress Software Corp.*	83,500	2,256,170
PTC, Inc.*	139,800	5,123,670
Rovi Corp.*	11,100	250,749
Software AG (Germany)	8,293	201,528
SolarWinds, Inc.*	111,900	5,575,977
Solera Holdings, Inc.	170,963	8,749,886
SS&C Technologies Holdings, Inc.	56,800	3,322,232
Symantec Corp.	727,500	18,664,013
Synopsys, Inc.*	129,945	5,648,709
Tyler Technologies, Inc.*	4,900	536,256

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
VASCO Data Security International, Inc.*	102,600	$2,894,346

		186,925,717

Specialty Retail — 2.2%
Aaron’s, Inc.	53,400	1,632,438
Abercrombie & Fitch Co. (Class A Stock)(a)	104,700	2,998,608
American Eagle Outfitters, Inc.(a)	22,700	315,076
America’s Car-Mart, Inc.*	4,300	229,534
ANN, Inc.*	69,800	2,546,304
Bilia AB (Sweden) (Class A Stock)	2,725	82,508
Build-A-Bear Workshop, Inc.*	11,400	229,140
Cato Corp. (The) (Class A Stock)	32,900	1,387,722
Chico’s FAS, Inc.	41,970	680,334
Citi Trends, Inc.*	21,000	530,250
Destination Maternity Corp.	31,131	496,539
Dick’s Sporting Goods, Inc.	125,300	6,221,145
Dixons Carphone PLC (United Kingdom)	661,919	4,770,439
DSW, Inc. (Class A Stock)	169,900	6,337,270
FF Group (Greece)*	19,380	619,199
Finish Line, Inc. (The) (Class A Stock)	77,100	1,874,301
Foot Locker, Inc.	201,171	11,301,786
Gap, Inc. (The)	262,539	11,055,517
GOME Electrical Appliances Holding Ltd. (China)	5,678,000	829,927
Group 1 Automotive, Inc.	5,200	466,024
Groupe Fnac (France)*	15,908	793,304
Haverty Furniture Cos., Inc.	52,800	1,162,128
Hennes & Mauritz AB (Sweden) (Class B Stock)	53,889	2,238,820
Home Depot, Inc. (The)	165,800	17,404,026
Howden Joinery Group PLC (United Kingdom)	37,872	236,274
Kirkland’s, Inc.*	12,200	288,408
Lookers PLC (United Kingdom)	780,213	1,568,223
Lowe’s Cos., Inc.	399,000	27,451,200
Mr. Price Group Ltd. (South Africa)	78,002	1,577,893
Murphy USA, Inc.*	63,200	4,351,952
Ross Stores, Inc.	224,500	21,161,370
Select Comfort Corp.*	12,500	337,875
Tilly’s, Inc. (Class A Stock)*	25,510	247,192
TJX Cos., Inc. (The)	239,300	16,411,194
Ulta Salon Cosmetics & Fragrance, Inc.*	23,000	2,940,320
Urban Outfitters, Inc.*	74,700	2,624,211
WH Smith PLC (United Kingdom)	109,228	2,284,145
Williams-Sonoma, Inc.	20,600	1,559,008

		159,241,604

Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	1,122,800	123,934,664
Asustek Computer, Inc. (Taiwan)	39,000	425,529
Brother Industries Ltd. (Japan)	90,500	1,640,525
Catcher Technology Co. Ltd. (Taiwan)	86,000	664,129
Clevo Co. (Taiwan)	39,000	60,496
EMC Corp.	178,100	5,296,694
Foxconn Technology Co. Ltd. (Taiwan)	331,000	889,354
FUJIFILM Holdings Corp. (Japan)	150,500	4,592,291
Hewlett-Packard Co.	868,300	34,844,879
Lexmark International, Inc. (Class A Stock)	111,800	4,613,986
NCR Corp.*	16,500	480,810
Neopost SA (France)	2,035	116,093

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Pegatron Corp. (Taiwan)	706,000	$1,613,731
Ricoh Co. Ltd. (Japan)	39,900	403,351
Samsung Electronics Co. Ltd. (South Korea)	5,651	6,793,884
Seiko Epson Corp. (Japan)	129,600	5,423,011
Super Micro Computer, Inc.*	20,700	722,016

		192,515,443

Textiles, Apparel & Luxury Goods — 0.5%
Anta Sports Products Ltd. (China)	55,000	96,683
Carter’s, Inc.	34,400	3,003,464
CCC SA (Poland)	1,260	47,378
Culp, Inc.	12,500	271,000
Kate Spade & Co.*	10,600	339,306
Luxottica Group SpA (Italy)	9,422	516,505
Michael Kors Holdings Ltd.*	262,000	19,676,200
Oxford Industries, Inc.	13,400	739,814
Pandora A/S (Denmark)	76,854	6,229,566
Pou Chen Corp. (Taiwan)	113,000	136,262
PVH Corp.	6,700	858,739
Steven Madden Ltd.*	74,200	2,361,786
Swatch Group AG (The) (Switzerland)	2,989	258,554

		34,535,257

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	52,342	2,090,745
Berkshire Hills Bancorp, Inc.	18,600	495,876
Brookline Bancorp, Inc.	48,300	484,449
Capitol Federal Financial, Inc.	48,400	618,552
Charter Financial Corp.	19,522	223,527
Federal Agricultural Mortgage Corp. (Class C Stock)	6,500	197,210
First Defiance Financial Corp.	6,900	235,014
Flagstar Bancorp, Inc.*	12,700	199,771
Home Loan Servicing Solutions Ltd.	137,200	2,678,144
Meridian Bancorp, Inc.*	41,300	463,386
Northfield Bancorp, Inc.	12,553	185,784
Northwest Bancshares, Inc.	56,500	707,945
OceanFirst Financial Corp.	14,600	250,244
Oritani Financial Corp.	12,400	190,960
Paragon Group of Cos. PLC (The) (United Kingdom)	263,194	1,699,089
Provident Financial Services, Inc.	16,700	301,602
Walker & Dunlop, Inc.*	46,800	820,872
Washington Federal, Inc.	74,949	1,660,120

		13,503,290

Tobacco — 0.9%
Altria Group, Inc.	393,000	19,363,110
British American Tobacco Malaysia Bhd (Malaysia)	47,900	887,149
British American Tobacco PLC (United Kingdom)	106,997	5,798,280
Imperial Tobacco Group PLC (United Kingdom)	132,062	5,813,313
Japan Tobacco, Inc. (Japan)	179,900	4,951,350
KT&G Corp. (South Korea)	20,735	1,439,701
Philip Morris International, Inc.	285,700	23,270,265
Reynolds American, Inc.	31,600	2,030,932

		63,554,100

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors — 0.4%
Applied Industrial Technologies, Inc.(a)	13,000	$592,670
Ashtead Group PLC (United Kingdom)	104,868	1,862,450
Barloworld Ltd. (South Africa)	131,442	1,081,960
Bunzl PLC (United Kingdom)	39,853	1,089,472
Marubeni Corp. (Japan)	94,100	563,036
Mitsubishi Corp. (Japan)	293,300	5,367,427
Mitsui & Co. Ltd. (Japan)	145,700	1,951,380
MRC Global, Inc.*	288,400	4,369,260
Samsung C&T Corp. (South Korea)*	6,998	390,842
Sojitz Corp. (Japan)	2,916,400	4,072,747
Sumitomo Corp. (Japan)	67,300	691,217
United Rentals, Inc.*	66,700	6,804,067
Wolseley PLC (United Kingdom)	24,787	1,417,120

		30,253,648

Transportation Infrastructure
Airports of Thailand PCL (Thailand)	167,100	1,432,286
ASTM SpA (Italy)	38,532	445,232
DP World Ltd. (United Arab Emirates)	9,375	196,875
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	18,906	118,815
TAV Havalimanlari Holding A/S (Turkey)	8,987	73,367
Transurban Group (Australia)	100,787	702,357
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	80,000	92,645

		3,061,577

Water Utilities
American States Water Co.	11,200	421,792
Connecticut Water Service, Inc.	11,815	428,766
Middlesex Water Co.	17,200	396,632
Severn Trent PLC (United Kingdom)	14,404	449,251
SJW Corp.	6,300	202,356

		1,898,797

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico) (Class L Stock)	1,935,200	2,151,133
China Mobile Ltd. (China)	267,500	3,133,160
DiGi.Com Bhd (Malaysia)	831,800	1,465,286
Globe Telecom, Inc. (Philippines)	2,140	82,167
KDDI Corp. (Japan)	94,800	5,955,720
MegaFon OAO (Russia), GDR, RegS	5,124	70,609
Millicom International Cellular SA (Luxembourg), SDR	3,963	293,639
Mobile Telesystems OJSC (Russia), ADR	12,800	91,904
MTN Group Ltd. (South Africa)	93,937	1,786,920
Shenandoah Telecommunications Co.	14,500	453,125
Sistema JSFC (Russia), GDR, RegS	40,323	210,083
SK Telecom Co. Ltd. (South Korea)	5,676	1,388,310
Spok Holdings, Inc.	8,133	141,189
Telephone & Data Systems, Inc.	64,297	1,623,499
Vodafone Group PLC (United Kingdom)	1,478,086	5,067,817

		23,914,561

TOTAL COMMON STOCKS (cost $4,832,031,618)		5,321,564,878

EXCHANGE TRADED FUNDS — 0.8%
iPath MSCI India Index*(a)	16,500	1,149,225

EXCHANGE TRADED FUNDS (continued)	Shares	Value (Note 2)
iShares MSCI EAFE ETF(a)	610,000	$37,112,400
iShares MSCI EAFE Small-Cap Index Fund(a)	225,000	10,509,750
iShares MSCI Emerging Markets Index Fund(a)	255,000	10,018,950

TOTAL EXCHANGE TRADED FUNDS (cost $62,328,387)		58,790,325

PREFERRED STOCKS — 0.2%
Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany) (PRFC)	3,240	264,708
Hyundai Motor Co. (South Korea) (2nd PRFC)*	600	72,983
Volkswagen AG (Germany) (PRFC)	5,401	1,200,404

		1,538,095

Banks — 0.1%
Banco Bradesco SA (Brazil) (PRFC)	144,100	1,900,589
Banco do Estado do Rio Grande do Sul SA (Brazil) (PRFC B)	194,000	1,058,235
Itau Unibanco Holding SA (Brazil) (PRFC)	242,964	3,162,499
Itausa – Investimentos Itau SA (Brazil) (PRFC)	185,200	654,213

		6,775,536

Beverages
Embotelladora Andina SA (Chile) (PRFC B)	116,260	328,915

Chemicals
Braskem SA (Brazil) (PRFC A)	157,800	1,038,861

Diversified Telecommunication Services
Oi SA (Brazil) (PRFC)*	42,950	139,117

Electric Utilities
Cia Energetica de Minas Gerais (Brazil) (PRFC)	198,400	980,730
Cia Paranaense de Energia (Brazil) (PRFC B)	5,300	71,578

		1,052,308

Independent Power & Renewable Electricity Producers
Cia Energetica de Sao Paulo (Brazil) (PRFC B)	89,300	900,659

Metals & Mining
Metalurgica Gerdau SA (Brazil) (PRFC)	191,100	812,365
Vale SA (Brazil) (PRFC)	15,000	108,513

		920,878

Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Brazil) (PRFC)	50,500	190,358

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	200	188,114

TOTAL PREFERRED STOCKS (cost $15,032,387)		13,072,841

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 3.1%
Collateralized Loan Obligations — 1.8%
A Voce Clo Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
1.684%(c)	07/15/26	3,250	$3,216,940
AIMCO CLO (Cayman Islands),
Series 2014-AA, Class A, 144A
1.763%(c)	07/20/26	3,200	3,180,878
ALM XI Ltd. (Cayman Islands),
Series 2014-11A, Class A2A, 144A
2.234%(c)	10/17/26	2,000	1,953,891
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A
1.419%(c)	07/13/25	5,200	5,110,076
Series 2013-1A, Class A2B, 144A
3.500%	07/13/25	4,650	4,525,029
Series 2014-3A, Class A1, 144A
1.733%(c)	04/28/26	4,600	4,565,843
Series 2014-3A, Class A2A, 144A
2.483%(c)	04/28/26	1,200	1,183,463
ARES XXVI CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A, 144A
1.331%(c)	04/15/25	2,400	2,352,518
ARES XXXI CLO Ltd. (Cayman Islands),
Series 2014-31A, Class A1, 144A
1.678%(c)	08/28/25	1,500	1,492,976
Series 2014-31A, Class A2, 144A
2.188%(c)	08/28/25	1,750	1,707,648
Arrowpoint CLO 2014-3 Ltd. (Cayman Islands),
Series 2014-3A, Class A, 144A
1.784%(c)	10/15/26	3,250	3,214,540
Atlas Sr. Loan Fund Ltd. (Cayman Islands),
Series 2014-6A, Class A, 144A
1.796%(c)	10/15/26	1,750	1,739,060
Series 2014-6A, Class B, 144A
2.656%(c)	10/15/26	500	495,852
Atrium VII (Cayman Islands),
Series -7AR, Class BR, 144A
1.982%(c)	11/16/22	1,250	1,232,227
Babson CLO Ltd. (Cayman Islands),
Series 2013-IA, Class B, 144A
1.831%(c)	04/20/25	5,000	4,736,651
Battalion CLO IV Ltd. (Cayman Islands),
Series 2013-4A, Class A1, 144A
1.632%(c)	10/22/25	2,900	2,870,289
Battalion CLO V Ltd. (Cayman Islands),
Series 2014-5A, Class A1, 144A
1.728%(c)	04/17/26	2,800	2,779,327
Series 2014-5A, Class A2A, 144A
2.378%(c)	04/17/26	1,000	983,193
Series 2014-5A, Class A2B, 144A
4.410%	04/17/26	500	496,545
Benefit Street Partners CLO II Ltd. (Cayman Islands),
Series 2013-IIA, Class A1, 144A
1.431%(c)	07/15/24	5,650	5,552,925
Series 2013-IIA, Class A2B, 144A
3.339%	07/15/24	5,000	4,825,923
Benefit Street Partners CLO V Ltd. (Cayman Islands),
Series 2014-VA, Class A, 144A
1.600%(c)	10/20/26	2,250	2,242,347

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
BMI CLO I (Cayman Islands),
Series 2013-1AR, Class A1R, 144A
1.172%(c)	08/01/21	4,162	$4,141,206
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1A, 144A
1.694%(c)	07/27/26	2,750	2,739,523
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1, 144A
1.743%(c)	10/18/26	500	496,143
ECP CLO Ltd. (Cayman Islands),
Series 2014-6A, Class A1A, 144A
1.685%(c)	07/15/26	3,750	3,711,208
Galaxy XVIII CLO Ltd. (Cayman Islands),
Series 2014-18A, Class A, 144A
1.704%(c)	10/15/26	3,250	3,218,925
ICG US CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1B, 144A
3.280%	01/25/27	1,250	1,230,125
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A
1.822%(c)	05/15/26	2,300	2,291,878
Series 2014-1A, Class A2, 144A
3.670%	05/15/26	500	496,289
Series 2014-2A, Class A, 144A
1.781%(c)	07/15/26	2,500	2,486,235
Magnetite IX Ltd. (Cayman Islands),
Series 2014-9A, Class A1, 144A
1.700%(c)	07/25/26	4,300	4,249,877
Magnetite VI Ltd. (Cayman Islands),
Series 2012-6A, Class A, 144A
1.741%(c)	09/15/23	4,900	4,888,333
Magnetite VIII Ltd. (Cayman Islands),
Series 2014-8A, Class A, 144A
1.697%(c)	04/15/26	3,700	3,669,325
Magnetite Xi Ltd. (Cayman Islands),
Series 2014-11A, Class A1, 144A
1.685%(c)	01/18/27	750	741,775
Mayport CLO Ltd. (Cayman Islands),
Series 2006-1A, Class A1L, 144A
0.483%(c)	02/22/20	11	11,063
Mountain View CLO Ltd. (Cayman Islands),
Series 2014-1A, Class B, 144A
2.648%(c)	10/15/26	500	496,138
Ocean Trails CLO IV (Cayman Islands),
Series 2013-4A, Class A, 144A
1.533%(c)	08/13/25	3,000	2,958,917
OZLM Funding IV Ltd. (Cayman Islands),
Series 2013-4A, Class A1, 144A
1.382%(c)	07/22/25	2,200	2,157,896
Regatta III Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
1.751%(c)	04/15/26	5,150	5,115,966
Regatta V Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
1.793%(c)	10/25/26	3,250	3,231,795
Seneca Park CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A, 144A
1.704%(c)	07/17/26	1,600	1,595,620
Series 2014-1A, Class B2, 144A
4.350%	07/17/26	1,100	1,106,803

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A
1.721%(c)	10/15/26	2,500	$2,473,209
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A
1.593%(c)	10/20/26	2,000	1,969,585
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A
4.730%	04/18/26	1,900	1,878,532
Series 2014-3A, Class A, 144A
1.863%(c)	01/22/27	2,750	2,739,000
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A
1.351%(c)	07/15/25	5,500	5,388,668
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A
1.731%(c)	04/20/26	2,800	2,778,975
Series 2014-1A, Class B2, 144A
4.250%	04/20/26	500	503,086

			129,224,236

Non-Residential Mortgage-Backed Securities — 0.2%
Chase Issuance Trust, Series 2007-C1, Class C1
0.621%(c)	04/15/19	5,600	5,567,218
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2
0.637%(c)	03/24/17	3,500	3,499,629
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A
2.310%	04/15/26	4,200	4,210,819

			13,277,666

Residential Mortgage-Backed Securities — 1.1%
Accredited Mortgage Loan Trust, Series 2004-3, Class 2A5
1.250%(c)	10/25/34	3,868	3,814,589
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R6, Class M1
0.770%(c)	08/25/35	3,200	3,155,222
Argent Securities, Inc., Series 2003-W5, Class AV2
0.930%(c)	10/25/33	958	864,094
Series 2003-W7, Class A2
0.950%(c)	03/25/34	791	761,217
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M2
3.686%(c)	01/15/33	764	777,117
Series 2005-HE1, Class M1
0.920%(c)	03/25/35	8,056	7,748,284
Bear Stearns Asset-Backed Securities Trust, Series 2004-SD2, Class A1
3.531%(c)	03/25/44	1,728	1,730,952
Chase Funding Trust, Series 2003-1, Class 2A2
0.830%(c)	11/25/32	709	670,999

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
GSAMP Trust, Series 2004-HE2, Class M1
1.145%(c)	09/25/34	7,564	$6,972,273
Home Equity Asset Trust, Series 2002-1, Class M1
1.490%(c)	11/25/32	2,126	1,989,398
Series 2004-2, Class M1
0.965%(c)	07/25/34	6,946	6,472,771
MASTR Asset-Backed Securities Trust, Series 2004-HE1, Class M3
1.820%(c)	09/25/34	3,340	3,296,533
Merrill Lynch Mortgage Investors Trust, Series 2003-OPT1, Class A3
0.890%(c)	07/25/34	327	314,796
Series 2004-HE2, Class A1A
0.970%(c)	08/25/35	811	771,708
Series 2005-WMC1, Class M1
0.920%(c)	09/25/35	1,611	1,457,614
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE3, Class M1
1.190%(c)	10/25/33	731	682,019
Series 2004-NC3, Class M1
0.965%(c)	03/25/34	3,430	3,256,675
Series 2005-HE2, Class M1
0.770%(c)	01/25/35	2,000	1,866,184
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2
0.640%(c)	08/25/35	3,000	2,886,582
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2
0.810%(c)	07/25/33	1,299	1,204,796
Series 2003-6, Class A2
0.830%(c)	11/25/33	2,140	2,008,768
Option One Mortgage Loan Trust, Series 2003-1, Class A2
1.010%(c)	02/25/33	2,088	1,942,000
RAMP Trust, Series 2005-EFC2, Class M3
0.660%(c)	07/25/35	9,000	8,700,228
Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1
0.935%(c)	02/25/35	1,336	1,228,724
Series 2004-BC4, Class A2C
1.150%(c)	10/25/35	8,287	7,998,331
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-BC3, Class M1
1.295%(c)	04/25/33	3,903	3,721,757

			76,293,631

TOTAL ASSET-BACKED SECURITIES (cost $220,504,144)			218,795,533

BANK LOANS(c) — 0.4%
Aerospace & Defense
Sequa Corp., Initial Term Loan
5.250%	06/19/17	191	185,845

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Automobiles
Chrysler Group LLC,
Sr. Sec’d. Tranche Term Loan B
3.500%	05/24/17	970	$965,808

Biotechnology
Grifols Worldwide Operations USA, Inc.,
US Tranche Term Loan B
3.255%	02/26/21	993	977,613

Capital Markets
Financiere Lilas IV. Private Placement (France),
Facility B2(g)
4.025%	10/30/20	1,250	1,512,668
Hamilton Lane Advisors, LLC,
Term Loan
4.000%	02/28/18	400	393,012

			1,905,680

Chemicals
Axalta Coating Systems US Holdings, Inc.,
Refinanced Term Loan B
3.750%	02/01/20	174	169,355
HII Holding Corp.,
First Lien US Term Loan
4.000%	12/20/19	284	278,516

			447,871

Commercial Services & Supplies
ADS Waste Holdings, Inc.,
Tranche Term Loan B-2
3.750%	10/09/19	937	907,293
WCA Waste Corp.,
New Term Loan
4.000%	03/23/18	324	319,709

			1,227,002

Containers & Packaging — 0.1%
Crown Americas LLC,
Term Loan
0.500%	10/25/21	1,475	1,473,894
Reynolds Group Holdings, Inc.,
Incremental US Term Loan
4.000%	12/01/18	528	517,286

			1,991,180

Diversified Consumer Services
Rac Ltd. (United Kingdom),
Term Loan
5.314%	11/30/21	625	968,344

Food Products
Pinnacle Foods Finance LLC,
Tranche Term Loan G
3.000%	04/29/20	371	358,769

Health Care Equipment & Supplies
Alere, Inc.,
Term Loan
4.250%	06/30/17	487	482,209
Convatec, Inc.,
Dollar Term Loan
4.000%	12/22/16	296	292,731

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Health Care Equipment & Supplies (continued)
Kinetic Concepts, Inc.,
Dollar Term Loan E-1
4.000%	05/04/18	441	$435,354

			1,210,294

Health Care Providers & Services
Community Health Systems, Inc.,
2021 Term Loan D
4.250%	01/27/21	1,238	1,233,375
Select Medical Corp.,
Series E, Tranche Term Loan B
3.750%	06/01/18	220	217,613

			1,450,988

Health Care Technology
Truven Health Analytics, Inc.,
New Tranche Term Loan B
4.500%	06/06/19	978	947,026

Household Durables
Serta Simmons Holdings LLC,
Term Loan
4.250%	10/01/19	733	721,823

Independent Power & Renewable Electricity Producers
FREIF North American Power I LLC,
Term Loan B-1
4.750%	03/29/19	238	235,841
Term Loan C-1
4.750%	03/29/19	39	38,959

			274,800

IT Services
Syniverse Holdings, Inc.,
Term Loan
4.000%	04/23/19	960	927,832
Tranche Term Loan B
4.000%	04/23/19	276	267,103

			1,194,935

Life Sciences Tools & Services
Quintiles Transnational Corp.,
Term Loan B-3
3.750%	06/08/18	1,069	1,054,052

Marine
Scandlines GmbH (France),
Facility B
4.522%	11/04/20	1,500	1,816,844

Media — 0.1%
Intelsat Jackson Holdings SA,
Tranche Term Loan B-2
3.750%	07/01/19	949	934,676
NEP/NCP Holdco, Inc.,
First Lien Amendment No. 3 Incremental Term Loan
4.250%	01/22/20	285	279,726
Sinclair Television Group, Inc.,
Tranche Term Loan B
3.000%	04/09/20	671	651,154

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Media (continued)
Univision Communications, Inc.,
Replacement First Lien Term Loan, (original cost $764,356; purchased 02/04/14)(f)(g)
4.000%	03/01/20	760	$741,801

			2,607,357

Metals & Mining
FMG Resources (August 2006) Pty Ltd.,
Term Loan
3.750%	06/30/19	733	666,313
WireCo WorldGroup, Inc.,
Term Loan
6.000%	02/15/17	290	290,110

			956,423

Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc.,
Dollar Term Loan
4.250%	05/20/21	684	678,439
Mallinckrodt International Finance SA,
Term Loan
3.500%	03/19/21	1,516	1,489,193
Par Pharmaceutical Cos., Inc.,
Term Loan B-2
4.000%	09/30/19	988	961,471

			3,129,103

Professional Services
Trans Union LLC,
2014 Replacement Term Loan
4.000%	04/09/21	993	976,372

Semiconductors & Semiconductor Equipment — 0.1%
Avago Technologies Finance Pte. Ltd.,
Term Loan
3.750%	05/06/21	2,289	2,276,103

Software
Deltek, Inc.,
First Lien Term Loan(g)
4.500%	10/10/18	327	322,039

Trading Companies & Distributors
Flying Fortress, Inc.,
New Term Loan
3.500%	06/30/17	833	820,833

TOTAL BANK LOANS (cost $29,530,959)			28,787,104

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
Banc of America Commercial Mortgage Trust,
Series 2007-5, Class A1A
5.361%	02/10/51	1,388	1,498,821
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-5, Class A4
5.115%(c)	10/10/45	1,738	1,767,453
CD Commercial Mortgage Trust,
Series 2007-CD4, Class A4
5.322%	12/11/49	7,500	7,940,715

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.710%(c)	12/10/49	8,000	$8,675,080
Series 2014-GC21, Class A4
3.575%	05/10/47	3,850	4,006,545
COBALT CMBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.223%	08/15/48	6,300	6,638,602
Commercial Mortgage Pass-Through Certificates,
Series 2014-UBS6, Class A4
3.378%	12/10/47	1,600	1,630,318
Series 2013-CR8, Class A4
3.334%	06/10/46	7,000	7,222,698
Commercial Mortgage Trust,
Series 2005-GG5, Class A5
5.224%(c)	04/10/37	4,470	4,518,343
Series 2014-CR20, Class A3
3.326%	11/10/47	6,000	6,090,306
Series 2014-UBS4, Class A3
3.430%	08/10/47	5,900	6,096,759
FHLMC Multifamily Structured Pass-Through Certificates,
Series-K008, Class X1, IO
1.654%(c)	06/25/20	13,921	942,984
Series-K025, Class X1, IO
0.900%(c)	10/25/22	13,386	750,954
Series-K029, Class A2
3.320%(c)	02/25/23	3,900	4,105,070
Series-K033, Class A2
3.060%(c)	07/25/23	3,000	3,096,984
Series-K036, Class X1, IO
0.800%(c)	10/25/23	13,161	742,214
GS Mortgage Securities Trust,
Series 2013-GC12, Class A3
2.860%	06/10/46	7,900	7,831,491
Series 2013-GC14, Class A4
3.955%	08/10/46	4,700	5,025,381
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2007-LD12, Class A4
5.882%(c)	02/15/51	660	714,406
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	6,750	6,598,618
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A3
3.272%	07/15/45	5,000	5,167,100
Series 2014-C19, Class A3
3.669%	04/15/47	6,240	6,562,658
Series 2014-C21, Class A4
3.493%	08/15/47	3,900	4,001,802
Series 2014-C25, Class A4A1
3.408%	11/15/47	7,000	7,176,491
ML-CFC Commercial Mortgage Trust,
Series 2007-5, Class A4
5.378%	08/12/48	4,783	5,080,955
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A3
2.533%	12/10/45	6,836	6,797,267

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3
5.765%(c)	07/15/45		6,611	$6,924,690
Series 2006-C28, Class A1A
5.559%	10/15/48		2,108	2,228,520
Series 2007-C32, Class A1A
5.716%(c)	06/15/49		1,897	2,038,793
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		5,200	5,392,067
WFRBS Commercial Mortgage Trust,
Series 2013-C13, Class A3
2.749%	05/15/45		2,850	2,818,810

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $140,363,447)				140,082,895

CORPORATE BONDS — 6.4%
Aerospace & Defense
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42		815	887,363

Airlines
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		1,404	1,540,358
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		944	1,094,532

				2,634,890

Auto Components
Dana Holding Corp.,
Sr. Unsec’d. Notes
5.500%	12/15/24	(a)	1,100	1,111,000

Automobiles — 0.1%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,040	1,097,325
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		1,395	1,492,650
6.250%	10/02/43		2,005	2,395,173
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
4.250%	11/15/19		1,430	1,440,725
Lear Corp.,
Gtd. Notes
5.250%	01/15/25	(a)	1,770	1,792,125

				8,217,998

Banks — 1.4%
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49	(a)	1,630	1,571,931
Sr. Unsec’d. Notes
1.500%	10/09/15		5,000	5,020,505
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23		4,000	4,000,308

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
4.000%	04/01/24		1,380	$1,436,891
5.000%	01/15/15	(a)	2,000	2,002,306
5.000%	01/21/44	(a)	695	778,278
5.875%	02/07/42		945	1,182,537
Sub. Notes
6.110%	01/29/37		3,080	3,636,722
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.000%	11/06/15		7,750	7,742,622
2.150%	03/23/15		4,700	4,713,987
4.750%	07/15/21		2,500	2,755,345
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/17	(a)	1,600	1,660,000
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.875%	10/25/23	(a)	925	961,447
4.450%	01/10/17		3,500	3,699,791
4.950%	11/07/43	(a)	700	780,273
5.875%	01/30/42	(a)	1,150	1,446,511
8.500%	05/22/19		3,219	4,011,090
Sub. Notes
6.125%	08/25/36		2,700	3,218,592
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
3.700%	05/30/24		1,995	2,024,460
Discover Bank,
Sr. Unsec’d. Notes
4.200%	08/08/23		2,675	2,806,958
HSBC USA, Inc.,
Sr. Unsec’d. Notes
2.375%	02/13/15		11,700	11,723,505
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.600%	08/02/18	(a)	1,825	1,847,185
JPMorgan Chase & Co.,
Jr. Sub. Notes
7.900%(c)	04/29/49		1,650	1,775,895
Sr. Unsec’d. Notes
6.400%	05/15/38	(a)	6,400	8,361,837
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17		4,000	4,439,536
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
2.300%	11/27/18		750	757,085
Gtd. Notes, MTN, 144A
5.800%	01/13/20		2,500	2,888,863
PNC Bank NA,
Sub. Notes
3.800%	07/25/23		685	706,096
4.200%	11/01/25	(a)	2,005	2,120,664
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/10/19		1,695	1,702,673
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		1,715	1,725,535

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo Bank NA,
Sub. Notes
5.950%	08/26/36		5,815	$7,333,140
Westpac Banking Corp. (Australia),
Series 144A, Covered Bonds, 144A
2.000%	05/21/19	(a)	2,190	2,182,125

				103,014,693

Building Products
CEMEX Espana SA (Mexico),
Sr. Sec’d. Notes, 144A
9.875%	04/30/19		1,080	1,185,300
Griffon Corp.,
Gtd. Notes
5.250%	03/01/22		505	472,806

				1,658,106

Capital Markets — 0.4%
AGL Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,200	1,264,499
CDP Financial, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
3.150%	07/24/24		2,655	2,706,913
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.625%	01/22/23		1,000	1,012,622
6.250%	02/01/41		5,600	7,079,206
Sr. Unsec’d. Notes, MTN
6.000%	06/15/20		1,600	1,849,645
Morgan Stanley,
Jr. Sub. Notes
5.450%(c)	07/29/49	(a)	1,175	1,177,115
Sr. Unsec’d. Notes
6.375%	07/24/42	(a)	3,700	4,913,726
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21		5,900	6,695,798

				26,699,524

Chemicals — 0.3%
Ashland, Inc.,
Sr. Unsec’d. Notes
3.875%	04/15/18		2,000	2,020,000
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		975	971,923
5.375%	03/15/44	(a)	825	890,088
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19		9,800	12,183,811
Monsanto Co.,
Sr. Unsec’d. Notes
4.200%	07/15/34		275	286,550
4.400%	07/15/44		325	337,201
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33		485	548,732
5.625%	11/15/43	(a)	1,590	1,822,164

				19,060,469

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services & Supplies
United Rentals North America, Inc.,
Gtd. Notes
7.625%	04/15/22	(a)	1,500	$1,649,250
Sr. Unsec’d. Notes
8.250%	02/01/21		900	981,000

				2,630,250

Communications Equipment
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21	(a)	675	664,875

Construction & Engineering
Odebrecht Finance Ltd. (Brazil),
Gtd. Notes, 144A (original cost $315,000; purchased 06/19/14)(f)(g)
5.250%	06/27/29		315	275,467

Construction Materials
Building Materials Corp. of America,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24		1,320	1,316,700

Consumer Finance — 0.4%
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	04/24/24		1,210	1,236,135
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.250%	02/03/17		4,500	4,725,311
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.150%	01/09/15	(a)	10,300	10,301,689
6.750%	03/15/32	(h)	5,150	7,034,292
Navient Corp.,
Sr. Unsec’d. Notes
5.000%	10/26/20	(a)	410	402,313
OneMain Financial Holdings, Inc.,
Gtd. Notes, 144A
6.750%	12/15/19		705	719,100
7.250%	12/15/21	(a)	640	656,000

				25,074,840

Containers & Packaging
Ball Corp.,
Gtd. Notes
4.000%	11/15/23	(a)	2,250	2,171,250

Diversified Financial Services
American Express Co.,
Jr. Sub. Notes
5.200%(c)	12/31/49	(a)	810	822,630
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A
3.290%	10/10/34		500	502,600

				1,325,230

Diversified Telecommunication Services — 0.3%
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30		735	1,153,987

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21		2,800	$3,237,665
Sprint Capital Corp.,
Gtd. Notes
6.900%	05/01/19		1,500	1,530,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes, 144A
4.862%	08/21/46	(a)	4,560	4,684,155
5.012%	08/21/54		4,245	4,391,661
Sr. Unsec’d. Notes
6.400%	09/15/33	(a)	1,266	1,559,437
6.550%	09/15/43	(a)	1,585	2,030,621

				18,587,526

Electric Utilities — 0.5%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
1.650%	12/15/17		6,600	6,601,696
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36		2,600	3,266,466
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	535	540,350
5.750%	01/15/25	(a)	590	597,375
Commonwealth Edison Co.,
First Mortgage
6.150%	09/15/17		2,300	2,580,168
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18		700	829,880
Constellation Energy Group, Inc.,
Gtd. Notes
4.550%	06/15/15		9,050	9,196,139
Covanta Holding Corp.,
Sr. Unsec’d. Notes
7.250%	12/01/20		1,000	1,062,500
Dominion Gas Holdings LLC,
Sr. Unsec’d. Notes
4.800%	11/01/43	(a)	85	91,602
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21	(a)	1,500	1,530,000
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		490	528,154
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18		2,000	2,195,000
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.050%	03/01/34	(a)	3,100	3,946,622
Southern Power Co.,
Series D, Sr. Unsec’d. Notes
4.875%	07/15/15		1,600	1,634,682

				34,600,634

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.500%	12/01/24	(a)	1,400	$1,401,750
6.000%	08/15/22	(a)	2,000	2,065,000
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
5.625%	12/15/20		5,400	5,720,760

				9,187,510

Energy Equipment & Services — 0.1%
Dynegy Finance I, Inc./Dynegy Finance II, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/19		2,500	2,543,750
7.375%	11/01/22		875	890,313
7.625%	11/01/24	(a)	1,400	1,428,000

				4,862,063

Food & Staples Retailing
CVS Health Corp.,
Sr. Unsec’d. Notes
5.300%	12/05/43	(a)	310	370,581
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23		2,105	2,113,652

				2,484,233

Food Products — 0.1%
BRF SA (Brazil),
Sr. Unsec’d. Notes, 144A
3.950%	05/22/23		215	198,767
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23		1,500	1,488,750
4.750%	11/15/24		1,100	1,113,750
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes
6.500%	02/09/40		2,070	2,660,718

				5,461,985

Health Care Equipment & Supplies — 0.1%
Biomet, Inc.,
Gtd. Notes
6.500%	08/01/20		1,800	1,926,000
Medtronic, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	03/15/25		4,275	4,373,197
4.375%	03/15/35		1,805	1,914,845

				8,214,042

Health Care Providers & Services
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20	(a)	1,085	1,090,425
HCA, Inc.,
Sr. Sec’d. Notes
4.250%	10/15/19	(a)	780	791,700
5.250%	04/15/25	(a)	800	836,000

				2,718,125

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure — 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes, 144A
5.375%	06/01/24	(a)	330	$328,350
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22		1,275	1,367,437
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.875%	11/01/20	(a)	2,100	2,126,250
Pinnacle Entertainment, Inc.,
Gtd. Notes
6.375%	08/01/21		1,700	1,751,000
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
2.950%	03/01/17		2,130	2,175,228

				7,748,265

Household Durables
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18		1,750	1,977,500

Insurance — 0.5%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42		1,318	1,395,403
Allstate Corp. (The),
Sr. Unsec’d. Notes
4.500%	06/15/43		190	209,637
American International Group, Inc.,
Sr. Unsec’d. Notes
6.250%	05/01/36		3,700	4,794,841
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		1,245	1,295,747
Cigna Corp.,
Sr. Unsec’d. Notes
5.375%	02/15/42	(a)	2,180	2,577,992
Dai-ichi Life Insurance Co. Ltd. (The) (Japan),
Jr. Sub. Notes, 144A
5.100%(c)	12/29/49		640	666,400
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	05/01/42		2,000	2,445,666
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40		3,200	4,437,856
MetLife, Inc.,
Sr. Unsec’d. Notes
4.875%	11/13/43	(a)	2,305	2,603,145
6.750%	06/01/16		5,500	5,929,528
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40		2,420	3,128,143
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	(a)	1,375	1,532,229

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.950%	10/15/42		2,790	$2,773,296

				33,789,883

Internet & Catalog Retail — 0.1%
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	(a)	3,000	3,010,326

IT Services — 0.1%
Fiserv, Inc.,
Gtd. Notes
3.125%	06/15/16		2,890	2,967,151

Machinery
Terex Corp.,
Gtd. Notes
6.500%	04/01/20		1,750	1,811,250

Media — 0.4%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	03/01/37		1,750	2,193,285
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22		1,511	1,465,670
7.750%	07/15/21		500	535,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.750%	01/15/24	(a)	2,000	2,020,000
7.250%	10/30/17	(a)	1,000	1,040,500
8.125%	04/30/20	(a)	1,100	1,157,750
CCOH Safari LLC,
Gtd. Notes
5.750%	12/01/24	(a)	1,000	1,011,250
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		2,000	1,890,000
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		4,400	6,325,629
CSC Holdings LLC,
Sr. Unsec’d. Notes
7.625%	07/15/18	(a)	700	786,625
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
6.000%	07/18/20		600	655,500
Gtd. Notes, RegS
6.375%	07/28/17		900	981,000
Starz LLC/Starz Finance Corp.,
Gtd. Notes
5.000%	09/15/19		1,000	1,007,500
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
6.000%	05/15/17		1,900	1,938,000
Time Warner Cable, Inc.,
Gtd. Notes
8.250%	04/01/19		2,300	2,815,529

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Viacom, Inc.,
Sr. Unsec’d. Notes (original cost $283,194; purchased 02/11/14)(f)(g)
4.875%	06/15/43		300	$293,194
Sr. Unsec’d. Notes (original cost $645,795; purchased 08/12/13)(f)(g)
5.850%	09/01/43		650	722,846
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		1,900	1,933,250
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
0.450%	12/01/15		750	749,789

				29,522,317

Metals & Mining — 0.1%
Berau Capital Resources Pte Ltd. (Indonesia),
Sr. Sec’d. Notes, RegS
12.500%	07/08/15	(a)	150	75,000
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43		1,315	1,490,580
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
1.700%	05/27/16		5,375	5,383,546
GrafTech International Ltd.,
Gtd. Notes
6.375%	11/15/20	(a)	629	522,070
Southern Copper Corp.,
Sr. Unsec’d. Notes
5.250%	11/08/42		1,500	1,340,019
Vedanta Resources PLC (India),
Sr. Unsec’d. Notes, 144A
6.000%	01/31/19		400	390,000

				9,201,215

Multi-Utilities
Sempra Energy,
Sr. Unsec’d. Notes
6.500%	06/01/16		2,500	2,684,675

Oil, Gas & Consumable Fuels — 0.6%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.623%(s)	10/10/36		3,000	1,137,822
6.375%	09/15/17		4,000	4,447,208
Concho Resources, Inc.,
Gtd. Notes
5.500%	04/01/23	(a)	1,050	1,054,935
DCP Midstream LLC,
Sr. Unsec’d. Notes
8.125%	08/16/30		3,500	4,723,418
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	05/28/45		605	559,625
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.300%	11/12/15		750	731,250
9.250%	04/23/19		2,000	2,039,000
Sr. Unsec’d. Notes, MTN, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
8.625%	04/28/34		750	$751,875
Lukoil International Finance BV (Russia),
Gtd. Notes, 144A
7.250%	11/05/19		500	472,977
Noble Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	03/01/41		825	906,705
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37		2,400	2,791,522
Pacific Rubiales Energy Corp. (Colombia),
Gtd. Notes, 144A
5.375%	01/26/19	(a)	1,810	1,559,315
Reliance Holding USA, Inc. (India),
Gtd. Notes, 144A
5.400%	02/14/22		1,500	1,624,962
Sasol Financing International PLC (South Africa),
Gtd. Notes
4.500%	11/14/22		1,200	1,190,280
Shell International Finance BV (Netherlands),
Gtd. Notes
2.000%	11/15/18		6,000	6,040,884
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
4.125%	11/15/19		1,275	1,227,188
Williams Partners LP,
Sr. Unsec’d. Notes
3.800%	02/15/15		7,400	7,421,142

				38,680,108

Paper & Forest Products
Rock-Tenn Co.,
Gtd. Notes
4.900%	03/01/22		1,750	1,879,831

Pharmaceuticals — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/40		1,670	1,998,028
Forest Laboratories, Inc.,
Gtd. Notes, 144A
4.875%	02/15/21		2,920	3,130,879
HCA, Inc.,
Gtd. Notes
8.000%	10/01/18		1,350	1,545,750
Sr. Sec’d. Notes
4.750%	05/01/23		1,000	1,017,500
Merck & Co., Inc.,
Sr. Unsec’d. Notes
4.150%	05/18/43	(a)	975	1,037,313
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A
1.350%	09/29/17	(a)	2,000	1,996,738
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37		2,500	3,206,645

				13,932,853

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Road & Rail — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A (original cost $2,303,284; purchased 05/14/13)(f)(g)
7.000%	10/15/37			1,780	$2,398,751
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19			2,000	2,060,000

					4,458,751

Semiconductors & Semiconductor Equipment
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
3.750%	06/01/18			1,800	1,800,000

Software — 0.1%
First Data Corp.,
Gtd. Notes
11.250%	01/15/21			2,250	2,553,750
12.625%	01/15/21	(a)		775	920,313
Oracle Corp.,
Sr. Unsec’d. Notes
4.300%	07/08/34			1,295	1,386,520

					4,860,583

Specialty Retail — 0.1%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36	(a)		3,600	4,701,593
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22			2,200	2,365,000
8.500%	06/15/19			750	888,750

					7,955,343

Tobacco — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24			1,200	1,251,097
10.200%	02/06/39			1,029	1,791,634

					3,042,731

Wireless Telecommunication Services — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.800%	06/15/44	(a)		3,300	3,362,555
Eileme 2 AB (Poland),
Sr. Sec’d. Notes, RegS
11.750%	01/31/20		EUR	700	965,622
Sprint Communications, Inc.,
Gtd. Notes, 144A
9.000%	11/15/18			900	1,023,660
Sprint Corp.,
Gtd. Notes
7.875%	09/15/23			655	646,616
T-Mobile USA, Inc.,
Gtd. Notes
6.464%	04/28/19	(a)		1,445	1,502,800

					7,501,253

TOTAL CORPORATE BONDS (cost $446,175,473)					459,682,808

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS — 1.1%
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.625%	01/07/41	(a)		2,000	$2,155,000
7.125%	01/20/37			1,000	1,267,500
7.875%	03/07/15			1,000	1,010,000
Unsec’d. Notes
11.000%	06/26/17		EUR	2,000	2,919,374
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes, RegS
8.250%	01/15/15			3,600	3,605,328
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.625%	02/26/44	(a)		1,170	1,316,250
7.375%	09/18/37	(a)		1,000	1,347,500
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes, 144A
1.750%	09/10/19	(a)		1,000	1,002,870
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes
4.750%	04/17/19		EUR	1,200	1,156,191
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.800%	07/14/15		JPY	52,700	415,775
5.800%	07/14/15		JPY	50,000	394,473
Sr. Unsec’d. Notes, MTN
3.800%	08/08/17		JPY	390,000	2,675,342
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
2.110%	10/26/17		JPY	300,000	2,490,882
4.125%	02/19/18			1,480	1,534,878
4.750%	02/03/15			1,000	1,002,340
6.375%	03/29/21			808	923,646
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
2.875%	07/08/21		EUR	1,005	1,231,305
Sr. Unsec’d. Notes, RegS
4.875%	05/05/21			2,500	2,640,625
6.875%	01/17/18			1,800	2,034,000
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes
2.250%	06/24/21	(a)		6,080	6,129,552
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
6.500%	11/01/27		EUR	2,800	4,936,404
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
3.450%	03/24/17		JPY	20,000	176,288
Sr. Unsec’d. Notes, RegS
4.500%	06/08/15		JPY	300,000	2,537,369
Italy Government International Bond Coupon Strip (Italy),
Debs., 144A
0.516%(s)	03/27/15			1,000	998,804
0.670%(s)	09/27/15			1,000	994,824
Kingdom of Belgium (Belgium),
Sr. Unsec’d. Notes, MTN
1.500%	06/22/18			1,000	998,720
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, RegS
6.750%	01/15/15			2,500	2,503,250

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.750%	04/22/23		EUR	3,000	$3,780,085
Sr. Unsec’d. Notes, MTN
3.625%	03/15/22			1,250	1,276,875
4.750%	03/08/44			4,400	4,587,000
6.050%	01/11/40			250	305,750
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
5.200%	01/30/20	(a)		985	1,085,963
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
6.250%	03/15/16		EUR	800	1,029,184
7.750%	01/14/31			1,000	1,440,000
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, MTN, RegS
3.500%	03/25/15			1,900	1,913,758
Unsec’d. Notes, 144A
5.125%	10/15/24			3,750	3,939,443
Unsec’d. Notes, MTN, RegS
5.125%	10/15/24			1,750	1,838,407
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.750%	01/20/42			800	942,000
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, MTN, 144A
4.875%	01/22/24			1,308	1,425,720
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, 144A
4.125%	02/18/19	(a)		500	523,760
Sr. Unsec’d. Notes, RegS
4.750%	05/10/18			900	963,000
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes, MTN
4.500%	04/05/16		EUR	800	1,011,604
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.750%	03/22/24			895	1,000,163
7.000%	06/05/20			2,000	2,325,496

TOTAL FOREIGN GOVERNMENT BONDS (cost $82,628,160)					79,786,698

MUNICIPAL BONDS — 0.1%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49			1,330	1,876,803
Los Angeles Department of Water & Power,
Revenue Bonds, BABs
6.008%	07/01/39			1,850	2,355,513

					4,232,316

Colorado
Regional Transportation District,
Revenue Bonds
5.844%	11/01/50			955	1,327,870

District of Columbia
District of Columbia Water & Sewer Authority,
Revenue Bonds
4.814%	10/01/2114			550	623,084

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
District of Columbia (continued)
5.522%	10/01/44	1,340	$1,690,879

			2,313,963

Pennsylvania
Pennsylvania Turnpike Commission,
Revenue Bonds
6.105%	12/01/39	1,035	1,374,439

TOTAL MUNICIPAL BONDS (cost $8,842,734)			9,248,588

NON-CORPORATE FOREIGN AGENCIES — 0.3%
CNOOC Finance Ltd. (China),
Gtd. Notes
3.000%	05/09/23	1,095	1,036,316
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24	910	950,950
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.375%	11/04/16	1,300	1,359,956
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.125%	06/29/20	2,000	2,253,962
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.875%	02/02/15	2,000	2,003,648
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, MTN, 144A
5.750%	04/30/43	800	672,000
9.125%	07/02/18	2,000	2,188,100
Korea Development Bank (The) (South Korea),
Sr. Unsec’d. Notes
3.500%	08/22/17	1,000	1,040,990
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	09/19/22	1,500	1,500,587
Majapahit Holding BV (Indonesia),
Gtd. Notes, RegS
7.750%	10/17/16	3,300	3,617,625
Petrobras International Finance Co. (Brazil),
Gtd. Notes
5.375%	01/27/21	800	741,256
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21	2,000	2,165,000
5.500%	06/27/44	1,150	1,173,000
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes, RegS
7.390%	12/02/24	1,270	1,654,810
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.125%	08/01/17	350	363,209
VTB Bank OJSC Via VTB Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.875%	05/29/18	550	464,200

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $23,822,856)			23,185,609

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITY
LSTAR Securities Investment Trust,
Series 2014-2, Class A, 144A
2.155%(c)	12/01/21		2,223	$2,185,595

(cost $2,187,099)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
Federal Home Loan Mortgage Corp.
2.375%	01/13/22	(a)	9,155	9,249,242
3.000%	06/01/29		2,406	2,505,533
3.500%	TBA		8,000	8,298,125
4.000%	09/01/40-01/01/44		14,530	15,510,249
4.500%	02/01/41-12/01/44		3,500	3,800,360
Federal National Mortgage Assoc.
1.750%	06/20/19	(h)	11,180	11,235,095
1.875%	02/19/19	(h)	3,285	3,334,847
2.500%	04/01/28-01/01/29		3,193	3,257,602
2.500%	TBA		7,000	7,113,204
2.625%	09/06/24	(k)	2,815	2,850,810
3.000%	08/01/43		2,850	2,886,387
3.000%	TBA		13,000	13,512,383
3.500%	05/01/42		18,673	19,499,939
3.500%	TBA		23,500	24,510,901
3.500%	TBA		23,000	23,913,718
4.000%	09/01/40-12/01/43		4,823	5,156,629
4.000%	TBA		14,000	14,941,555
4.000%	TBA		15,000	15,967,793
4.500%	TBA		44,000	47,719,378
5.000%	TBA		2,500	2,762,061
Government National Mortgage Assoc.
3.500%	05/20/43		5,031	5,289,000
3.500%	TBA		13,500	14,170,781
4.000%	TBA		16,000	17,154,813
4.500%	10/20/43-11/20/43		6,000	6,564,067
Tennessee Valley Authority
5.350%	06/07/21		1,100	2,052,750
Ukraine Government AID Bonds
1.844%	05/16/19		785	790,299

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $281,536,851)				284,047,521

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Bonds
3.125%	08/15/44		485	522,133
3.375%	05/15/44		21,070	23,720,206
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19		10,200	10,222,509
U.S. Treasury Notes
1.000%	09/15/17		3,050	3,051,668
1.500%	05/31/19-11/30/19	(a)	13,590	13,517,362
1.625%	12/31/19		790	788,828
2.250%	11/15/24		2,030	2,043,640
3.500%	02/15/18		9,205	9,864,455
U.S. Treasury Strip Coupon
1.861%(s)	05/15/22		47,429	40,559,621

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
3.204%(s)	05/15/25	2,500	$1,952,995

TOTAL U.S. TREASURY OBLIGATIONS (cost $106,156,137)			106,243,417

TOTAL LONG-TERM INVESTMENTS (cost $6,251,140,252)			6,745,473,812

		Shares
SHORT-TERM INVESTMENTS — 11.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 11.5%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $820,102,373; includes $249,570,606 of cash collateral for securities on loan)(b)(w) (Note 4)		820,102,373	820,102,373

		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
0.020%	03/19/15	100	99,996
0.030%	03/19/15	400	399,983
0.045%	03/19/15	14,500	14,499,391
0.101%	06/18/15	150	149,941

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,148,590)			15,149,311

		Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year U.S. Treasury Notes, Futures,
expiring 01/23/15, Strike Price $110.00		1,518	11,859
expiring 01/23/15, Strike Price $109.38		1,518	118,594
10 Year U.S. Treasury Notes, Futures,
expiring 01/23/15, Strike Price $131.00		31	484
expiring 01/23/15, Strike Price $127.00		31	15,984
30 Year U.S. Ultra Treasury Bonds, Futures,
expiring 01/23/15, Strike Price $175.00		15	937
expiring 01/23/15, Strike Price $171.00		6	1,781
expiring 01/23/15, Strike Price $165.00		21	39,703
Put Options
90 Day Euro Dollar Futures,
expiring 12/14/15, Strike Price $98.75		130	13,975

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
expiring 12/14/15, Strike Price $98.88	130	$17,875
expiring 12/14/15, Strike Price $99.13	130	30,225
expiring 12/14/15, Strike Price $99.25	130	39,000
Euro-Bobl, Futures,
expiring 03/18/15, Strike Price $98.50	645	25,800
expiring 03/18/15, Strike Price $98.88	645	108,037

TOTAL OPTIONS PURCHASED
(cost $482,584)		424,254

TOTAL SHORT-TERM INVESTMENTS (cost $835,733,547)		835,675,938

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITY SOLD SHORT — 105.9%
(cost $7,086,873,799)		7,581,149,750

Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc.
3.000%	TBA	1,000	(1,009,043)

(proceeds received $1,010,000)

	Notional Amount 000#
OPTIONS WRITTEN*
Call Options
2 Year U.S. Treasury Notes, Futures,
expiring 01/23/15, Strike Price $109.63	3,036	(47,439)
10 Year U.S. Treasury Notes, Futures,
expiring 01/23/15, Strike Price $129.00	62	(5,813)
30 Year U.S. Ultra Treasury Bonds, Futures,
expiring 01/23/15, Strike Price $168.00	12	(9,563)
expiring 01/23/15, Strike Price $170.00	30	(12,656)

		(75,471)

Put Options
90 Day Euro Dollar Futures, expiring 12/14/15,
Strike Price $99.00	520	(93,600)
Euro-Bobl Futures, expiring 03/13/15,
Strike Price $98.63	645	(43,539)

	Notional Amount 000#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 03/13/15, Strike Price $98.75	645	$(70,950)

		(208,089)

TOTAL OPTIONS WRITTEN
(premiums received $344,629)		(283,560)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITY SOLD SHORT — 105.9%
(cost $7,085,519,170)		7,579,857,147
Liabilities in excess of other assets(x) — (5.9)%		(422,610,725)

NET ASSETS — 100.0%		$7,157,246,422

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $242,136,601; cash collateral of $249,570,606 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(f)	Indicates a restricted security; the aggregate cost of such securities is $4,311,629. The aggregate value of $4,432,059 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.

(x) Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
640	2 Year U.S. Treasury Notes	Mar. 2015	$140,162,297	$139,900,000	$(262,297)
1,615	5 Year U.S. Treasury Notes	Mar. 2015	192,146,848	192,071,446	(75,402)
328	10 Year U.S. Treasury Notes	Mar. 2015	41,322,875	41,589,375	266,500
42	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	6,936,625	6,937,875	1,250
112	CAC40 10 Euro	Jan. 2015	5,596,544	5,796,445	199,901
17	DAX Index	Mar. 2015	4,798,420	5,062,242	263,822
61	FTSE 100 Index	Mar. 2015	5,916,506	6,201,255	284,749
375	Mini MSCI EAFE Index	Mar. 2015	32,656,407	32,960,625	304,218
193	Russell 2000 Mini Index	Mar. 2015	21,956,645	23,173,510	1,216,865
1,387	S&P 500 E-Mini	Mar. 2015	137,552,258	142,333,940	4,781,682
66	S&P 500 Index	Mar. 2015	32,720,544	33,864,600	1,144,056
75	TOPIX Index	Mar. 2015	9,009,455	8,813,032	(196,423)

					7,928,921

Short Position:
78	10 Year U.S. Treasury Notes	Mar. 2015	9,896,313	9,890,156	6,157

					$7,935,078

(1)	Cash of $455,725 and $304,139 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., respectively and U.S. Treasury Securities with a market value of $2,065,951 and $15,149,311 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., respectively to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/16/15	JPMorgan Chase	AUD	1,211	$1,065,100	$987,290	$(77,810)
Expiring 01/16/15	JPMorgan Chase	AUD	763	666,900	622,376	(44,524)
Brazilian Real,
Expiring 03/11/15	Barclays Capital Group	BRL	1,399	532,267	516,258	(16,009)
Expiring 03/11/15	Citigroup Global Markets	BRL	738	267,000	272,400	5,400
British Pound,
Expiring 01/28/15	BNP Paribas	GBP	415	664,600	646,710	(17,890)
Expiring 01/28/15	Citigroup Global Markets	GBP	824	1,331,400	1,284,102	(47,298)
Expiring 01/28/15	JPMorgan Chase	GBP	767	1,197,800	1,194,857	(2,943)
Canadian Dollar,
Expiring 01/16/15	Citigroup Global Markets	CAD	1,379	1,225,450	1,186,662	(38,788)
Expiring 01/16/15	Citigroup Global Markets	CAD	1,192	1,065,100	1,025,895	(39,205)
Expiring 01/16/15	JPMorgan Chase	CAD	748	666,600	643,774	(22,826)
Chilean Peso,
Expiring 01/12/15	Citigroup Global Markets	CLP	391,580	667,200	644,279	(22,921)
Expiring 01/15/15	Citigroup Global Markets	CLP	388,756	665,700	639,400	(26,300)
Expiring 01/15/15	Citigroup Global Markets	CLP	386,049	665,200	634,949	(30,251)
Chinese Yuan,
Expiring 01/15/15	Citigroup Global Markets	CNY	44,293	7,158,870	7,125,744	(33,126)
Expiring 01/15/15	Citigroup Global Markets	CNY	8,187	1,331,400	1,317,160	(14,240)
Expiring 01/15/15	Citigroup Global Markets	CNY	4,114	667,200	661,859	(5,341)
Expiring 01/15/15	JPMorgan Chase	CNY	7,838	1,266,952	1,260,957	(5,995)
Euro,
Expiring 01/28/15	JPMorgan Chase	EUR	749	935,040	907,109	(27,931)
Indian Rupee,
Expiring 01/28/15	Barclays Capital Group	INR	120,019	1,930,279	1,889,770	(40,509)
Japanese Yen,
Expiring 01/28/15	JPMorgan Chase	JPY	144,478	1,197,800	1,206,488	8,688
Malaysian Ringgit,
Expiring 01/09/15	Citigroup Global Markets	MYR	2,077	629,134	593,658	(35,476)
Expiring 01/09/15	Goldman Sachs & Co.	MYR	3,116	943,644	890,487	(53,157)

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso,
Expiring 01/22/15	Citigroup Global Markets	MXN	3,830	$266,200	$259,225	$(6,975)
Expiring 01/22/15	Citigroup Global Markets	MXN	1,940	133,300	131,303	(1,997)
Expiring 01/22/15	JPMorgan Chase	MXN	627	45,869	42,458	(3,411)
Expiring 01/22/15	Toronto Dominion	MXN	49,637	3,647,122	3,359,729	(287,393)
New Zealand Dollar,
Expiring 01/16/15	Barclays Capital Group	NZD	818	647,921	636,644	(11,277)
Expiring 01/16/15	Goldman Sachs & Co.	NZD	1,709	1,329,300	1,330,692	1,392
Philippine Peso,
Expiring 02/12/15	Barclays Capital Group	PHP	57,387	1,275,258	1,280,044	4,786
Expiring 02/12/15	Citigroup Global Markets	PHP	56,901	1,300,900	1,269,220	(31,680)
Polish Zloty,
Expiring 01/26/15	Deutsche Bank AG	PLN	1,286	377,462	362,760	(14,702)
Russian Ruble,
Expiring 02/09/15	Credit Suisse First Boston Corp.	RUB	20,227	361,398	325,052	(36,346)
Singapore Dollar,
Expiring 01/23/15	Citigroup Global Markets	SGD	848	667,200	639,808	(27,392)
Expiring 01/23/15	Goldman Sachs & Co.	SGD	846	666,400	638,294	(28,106)
Expiring 01/23/15	Toronto Dominion	SGD	1,617	1,266,641	1,219,858	(46,783)
South African Rand,
Expiring 01/23/15	Deutsche Bank AG	ZAR	701	62,023	60,404	(1,619)
Swedish Krona,
Expiring 01/26/15	Deutsche Bank AG	SEK	9,342	1,200,900	1,198,471	(2,429)
Turkish Lira,
Expiring 01/20/15	Citigroup Global Markets	TRY	4,987	2,204,571	2,125,631	(78,940)
Expiring 01/20/15	JPMorgan Chase	TRY	2,130	928,434	907,915	(20,519)

				$43,121,535	$41,939,692	$(1,181,843)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/16/15	JPMorgan Chase	AUD	1,399	$1,194,600	$1,140,490	$54,110
Expiring 01/16/15	JPMorgan Chase	AUD	768	664,300	626,377	37,923
Brazilian Real,
Expiring 03/11/15	BNP Paribas	BRL	713	266,600	263,107	3,493
British Pound,
Expiring 01/28/15	Bank of America	GBP	1,168	1,882,368	1,820,056	62,312
Expiring 01/28/15	JPMorgan Chase	GBP	1,261	1,990,200	1,965,378	24,822
Expiring 01/28/15	JPMorgan Chase	GBP	101	162,412	157,455	4,957
Expiring 01/28/15	UBS AG	GBP	682	1,068,600	1,062,182	6,418
Canadian Dollar,
Expiring 01/16/15	Citigroup Global Markets	CAD	1,364	1,200,400	1,173,713	26,687
Expiring 01/16/15	Citigroup Global Markets	CAD	1,214	1,062,100	1,044,757	17,343
Expiring 01/16/15	Citigroup Global Markets	CAD	756	664,300	650,595	13,705
Chilean Peso,
Expiring 01/15/15	Citigroup Global Markets	CLP	790,927	1,329,200	1,300,867	28,333
Expiring 01/15/15	Citigroup Global Markets	CLP	400,407	664,300	658,564	5,736
Chinese Yuan,
Expiring 01/15/15	Barclays Capital Group	CNY	7,585	1,225,912	1,220,308	5,604
Expiring 01/15/15	BNP Paribas	CNY	24,709	3,992,300	3,975,034	17,266
Expiring 01/15/15	JPMorgan Chase	CNY	7,431	1,197,800	1,195,533	2,267
Expiring 01/15/15	UBS AG	CNY	12,368	2,000,500	1,989,697	10,803
Expiring 01/15/15	UBS AG	CNY	12,030	1,944,392	1,935,379	9,013
Euro,
Expiring 01/28/15	UBS AG	EUR	17,659	22,414,374	21,374,576	1,039,798
Hungarian Forint,
Expiring 01/22/15	JPMorgan Chase	HUF	128,843	535,710	492,188	43,522

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Indian Rupee,
Expiring 01/28/15	UBS AG	INR	66,458	$1,064,600	$1,046,415	$18,185
Expiring 01/28/15	UBS AG	INR	49,985	800,200	787,035	13,165
Japanese Yen,
Expiring 01/28/15	BNP Paribas	JPY	21,605	190,403	180,413	9,990
Expiring 01/28/15	BNP Paribas	JPY	979	8,297	8,173	124
Expiring 01/28/15	Goldman Sachs & Co.	JPY	111,320	935,100	929,596	5,504
Expiring 01/28/15	Toronto Dominion	JPY	400,887	3,710,018	3,347,675	362,343
Malaysian Ringgit,
Expiring 01/09/15	Citigroup Global Markets	MYR	5,358	1,593,100	1,531,358	61,742
Mexican Peso,
Expiring 01/22/15	Citigroup Global Markets	MXN	11,359	802,200	768,822	33,378
Expiring 01/22/15	Deutsche Bank AG	MXN	12,996	935,600	879,629	55,971
Expiring 01/22/15	JPMorgan Chase	MXN	28,989	2,124,100	1,962,125	161,975
New Zealand Dollar,
Expiring 01/16/15	Citigroup Global Markets	NZD	1,734	1,327,400	1,349,791	(22,391)
Expiring 01/16/15	JPMorgan Chase	NZD	866	664,300	674,166	(9,866)
Philippine Peso,
Expiring 02/12/15	UBS AG	PHP	113,595	2,533,900	2,533,801	99
Polish Zloty,
Expiring 01/26/15	Citigroup Global Markets	PLN	2,872	858,812	810,228	48,584
Singapore Dollar,
Expiring 01/23/15	BNP Paribas	SGD	2,402	1,860,100	1,811,964	48,136
Expiring 01/23/15	Citigroup Global Markets	SGD	857	663,800	646,615	17,185
South African Rand,
Expiring 01/23/15	Citigroup Global Markets	ZAR	3,686	330,885	317,475	13,410
Swedish Krona,
Expiring 01/26/15	JPMorgan Chase	SEK	9,093	1,197,800	1,166,492	31,308
Turkish Lira,
Expiring 01/20/15	Credit Suisse First Boston Corp.	TRY	34,678	15,182,540	14,781,393	401,147
Expiring 01/23/15	JPMorgan Chase	TRY	904	398,600	385,177	13,423

				$82,642,123	$79,964,599	2,677,524

						$1,495,681

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
BRL	22,930	01/01/17	0.000%	Brazilian interbank lending rate(1)	$(355,236)	$—	$(355,236)	Hong Kong & Shanghai Bank
BRL	13,356	01/01/18	0.000%	Brazilian interbank lending rate(1)	(112,808)	—	(112,808)	Deutsche Bank AG
BRL	5,431	01/01/21	0.000%	Brazilian interbank lending rate(1)	(85,447)	—	(85,447)	Barclays Capital Group
BRL	5,252	01/01/21	0.000%	3 Month LIBOR(1)	112,098	—	112,098	Deutsche Bank AG
CHF	70,000	07/31/15	0.000%	3 Month LIBOR(2)	(58,115)	—	(58,115)	Credit Suisse First Boston Corp.
CHF	60,000	08/06/15	0.000%	3 Month LIBOR(2)	(53,049)	—	(53,049)	Hong Kong & Shanghai Bank
GBP	1,110	11/03/24	1.960%	1 Day EONIA(2)	(84,362)	—	(84,362)	Citigroup Global Markets
MXN	47,400	06/20/18	6.020%	Mexican 3 Month LIBOR(1)	128,685	—	128,685	Credit Suisse First Boston Corp.
MXN	45,500	11/09/18	5.410%	Mexican 3 Month LIBOR(1)	49,429	—	49,429	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
MXN	116,100	04/28/23	5.100%	Mexican 3 Month LIBOR(1)	$(462,488)	$—	$(462,488)	Barclays Capital Group
MXN	22,200	10/20/23	6.540%	Mexican 3 Month LIBOR(1)	63,675	—	63,675	Deutsche Bank AG
RUB	45,000	05/20/23	7.250%	Russian 3 Month LIBOR(1)	(168,349)	285	(168,634)	Credit Suisse First Boston Corp.
ZAR	10,000	09/03/33	8.970%	3monthJIBAR(1)	48,464	(205)	48,669	Hong Kong & Shanghai Bank

					$(977,503)	$80	$(977,583)

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
AUD	1,800	03/07/29	4.742%	6MonthLIBOR(1)	$—	$236,718	$236,718
EUR	8,250	08/04/24	1.054%	Euro 6 Month LIBOR(2)	(264,579)	(615,050)	(350,471)
MXN	50,000	04/18/19	5.480%	Mexican 3 Month LIBOR(1)	—	48,374	48,374
MXN	10,200	07/27/34	6.720%	Mexican 3 Month LIBOR(1)	(146)	(13,072)	(12,926)
	3,885	06/30/16	0.618%	3MonthLIBOR(2)	—	1,839	1,839
	111,200	09/30/16	0.877%	3MonthLIBOR(2)	—	(200,072)	(200,072)
	11,900	11/10/16	0.738%	3MonthLIBOR(2)	—	10,148	10,148
	5,030	12/24/17	1.384%	3MonthLIBOR(2)	491	(15,930)	(16,421)
	36,450	02/28/19	1.806%	3MonthLIBOR(2)	44,693	(288,232)	(332,925)
	3,850	02/28/19	1.625%	3MonthLIBOR(2)	—	(2,245)	(2,245)
	5,400	11/06/19	1.752%	3MonthLIBOR(2)	—	(13,720)	(13,720)
	6,720	12/02/19	1.638%	3monthLIBOR(2)	—	31,234	31,234
	12,000	07/31/21	2.290%	3MonthLIBOR(2)	—	(222,741)	(222,741)
ZAR	23,800	11/14/23	8.190%	3MonthJIBOR(1)	—	53,999	53,999

					$(219,541)	$(988,750)	$(769,209)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Notional Amount (000)(2)#	Fixed Rate	Value at Trade Date	Value at December 31, 2014(3)	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps – Buy Protection(1):
CDX.ITRAXX.Xo.22.V1	12/20/19	EUR 6,600	5.000%	$(623,833)	$(549,062)	$74,771
CDX.NA.IG.20-V1	06/20/18	60,000	1.000%	(428,637)	(1,173,129)	(744,492)
CDX.NA.IG.21-V1	12/20/19	100,000	1.000%	(1,587,334)	(1,632,754)	(45,420)
CDX.NA.IG.22	06/20/19	131,000	1.000%	(2,537,754)	(2,400,172)	137,582

				$(5,177,558)	$(5,755,117)	$(577,559)

U.S. Government Agency Securities with a combined market value of $5,508,117 have been segregated with Citigroup Global Markets to cover requirements for open contracts as of December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	448	3 month LIBOR	JPY	43,650	3 Month LIBOR minus 35.75 bps	Citigroup Global Markets	05/02/15	$83,049	$—	$83,049
JPY	195,000	3 Month LIBOR		1,655	3 Month LIBOR minus 43.35 bps	JPMorgan Chase	11/26/16	(28,851)	—	(28,851)
JPY	780,000	3 Month LIBOR minus 42.10 bps		6,607	3 Month LIBOR	JPMorgan Chase	11/28/16	(102,231)	—	(102,231)
TRY	27,450	3 month LIBOR		13,210	3 month LIBOR	Hong Kong & Shanghai Bank	09/09/15	(1,108,019)	—	(1,108,019)
	3,431	3 month LIBOR	JPY	350,000	3 Month LIBOR minus 35.75 bps	Deutsche Bank AG	05/14/17	507,463	—	507,463
	2,483	3 Month LIBOR	JPY	300,000	3 Month Libor	JPMorgan Chase	10/26/17	(19,311)	—	(19,311)
	1,655	3 Month LIBOR	JPY	195,000	3 Month LIBOR	JPMorgan Chase	11/26/24	31,634	—	31,634
	6,607	3 Month LIBOR	JPY	780,000	3 Month Libor minus 42.10 bps	JPMorgan Chase	11/28/24	95,055	—	95,055

								$(541,211)	$—	$(541,211)

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$4,398,237,673	$923,327,205	$—
Exchange Traded Funds	58,790,325	—	—
Preferred Stocks	11,346,632	1,726,209	—
Asset-Backed Securities
Collateralized Loan Obligations	—	115,097,568	14,126,668
Non-Residential Mortgage-Backed Securities	—	13,277,666	—
Residential Mortgage-Backed Securities	—	76,293,631	—
Bank Loans	—	28,787,104	—
Commercial Mortgage-Backed Securities	—	140,082,895	—
Corporate Bonds	—	457,047,918	2,634,890
Municipal Bonds	—	9,248,588	—
Non-Corporate Foreign Agencies	—	23,185,609	—
Foreign Government Bonds	—	79,786,698	—
Residential Mortgage-Backed Security	—	2,185,595	—
U.S. Government Agency Obligations	—	284,047,521	—
U.S. Treasury Obligations	—	121,392,728	—
Affiliated Money Market Mutual Fund	820,102,373	—	—
Options Purchased	424,254	—	—
Options Written	(283,560)	—	—
Short Sales – U.S. Government Agency Obligation	—	(1,009,043)	—
Other Financial Instruments*
Financial Futures Contracts	7,935,078	—	—
Foreign Forward Currency Contracts	—	1,495,681	—
Over-the-counter interest rate swaps	—	(977,503)	—
Exchange-traded interest rate swaps	—	(769,209)	—
Exchange-traded credit default swaps	—	(577,559)	—
Currency Swap Agreements	—	(541,211)	—

Total	$5,296,552,775	$2,273,108,091	$16,761,558

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (3.5% represents investments purchased with collateral from securities on loan)	11.5%
Banks	6.6
Oil, Gas & Consumable Fuels	4.8
Pharmaceuticals	4.5
U.S. Government Agency Obligations	4.0
Real Estate Investment Trusts (REITs)	3.2
Insurance	2.8
Technology Hardware, Storage & Peripherals	2.7
Software	2.7
Semiconductors & Semiconductor Equipment	2.4
Specialty Retail	2.3
Chemicals	2.3
Media	2.2
Biotechnology	2.1
Health Care Providers & Services	2.0
Commercial Mortgage-Backed Securities	2.0
Capital Markets	1.9
IT Services	1.9
Collateralized Loan Obligations	1.8
Food Products	1.8
Machinery	1.7
Food & Staples Retailing	1.7
U.S. Treasury Obligations	1.7
Electric Utilities	1.6
Hotels, Restaurants & Leisure	1.6
Diversified Telecommunication Services	1.5
Metals & Mining	1.4
Internet Software & Services	1.3
Communications Equipment	1.3
Health Care Equipment & Supplies	1.3
Industrial Conglomerates	1.3
Aerospace & Defense	1.2
Electronic Equipment, Instruments & Components	1.2
Beverages	1.2
Foreign Government Bonds	1.1
Road & Rail	1.1
Residential Mortgage-Backed Securities	1.1
Energy Equipment & Services	1.0
Tobacco	1.0
Diversified Financial Services	0.9
Automobiles	0.9
Airlines	0.8
Exchange Traded Funds	0.8

Consumer Finance	0.8%
Real Estate Management & Development	0.8
Auto Components	0.7
Household Products	0.7
Electrical Equipment	0.6
Multi-Utilities	0.6
Gas Utilities	0.6
Household Durables	0.5
Commercial Services & Supplies	0.5
Textiles, Apparel & Luxury Goods	0.5
Air Freight & Logistics	0.4
Trading Companies & Distributors	0.4
Wireless Telecommunication Services	0.4
Leisure Products	0.4
Internet & Catalog Retail	0.4
Non-Corporate Foreign Agencies	0.3
Construction & Engineering	0.3
Multiline Retail	0.3
Containers & Packaging	0.3
Independent Power & Renewable Electricity Producers	0.2
Marine	0.2
Building Products	0.2
Life Sciences Tools & Services	0.2
Thrifts & Mortgage Finance	0.2
Non-Residential Mortgage-Backed Securities	0.2
Health Care Technology	0.2
Professional Services	0.2
Construction Materials	0.1
Diversified Consumer Services	0.1
Paper & Forest Products	0.1
Municipal Bonds	0.1
Distributors	0.1
Personal Products	0.1

105.9
Liabilities in excess of other assets	(5.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risks associated with these derivative instruments are interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$273,907	*	Due from/to broker-variation margin futures	$337,699	*
Interest rate contracts	Due from/to broker-variation margin swaps	382,312	*	Due from/to broker-variation margin swaps	1,151,521	*

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	$1,119,757		Unrealized depreciation on over-the-counter swap agreements	$2,638,551
Interest rate contracts	Premiums paid for swap agreements	285		Premiums received for swap agreements	205
Interest rate contracts	Unaffiliated investments	424,254		Written options outstanding, at value	283,560
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	2,730,047		Unrealized depreciation on foreign currency forward contracts	1,234,366
Credit contracts	Due from/to broker-variation margin swaps	212,353	*	Due from/to broker-variation margin swaps	789,912	*
Credit contracts	—	—		Written options outstanding, at value
Equity contracts	Due from/to broker-variation margin futures	8,195,293	*	Due from/to broker-variation margin futures	196,423	*

Total		$13,338,208			$6,632,237

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$(1,905,078)	$7,054,001	$999,898	$1,867,983	$—	$8,016,804
Foreign exchange contracts	—	—	—	—	368,153	1,361,780	1,729,933
Credit contracts	—	—	—	—	(1,339,651)	—	(1,339,651)
Equity contracts	583,245	(229,774)	22,200,547	154,270	—	—	22,708,288

Total	$583,245	$(2,134,852)	$29,254,548	$1,154,168	$896,485	$1,361,780	$31,115,374

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts		$(58,330)	$3,042,479	$61,069	$(2,143,547)	$—	$901,671
Foreign exchange contracts		—			—	118,181	118,181
Credit contracts		—	—		505,221	—	505,221
Equity contracts		—	(1,802,418)	—	—	—	(1,802,418)

Total		$(58,330)	$1,240,061	$61,069	$(1,638,326)	$118,181	$(277,345)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Purchased Options(1)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Cross Currency Exchange Contracts(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Written Options(5)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements - Buy Protection(5)	Currency Swap Agreements(5)
$740,101	$597,070,707	$20,671,596	$6,355,672	$91,963,969	$114,486,196	$30,684,800	$319,319,767	$156,581,740	$22,458,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$62,312	$—	$—	$62,312
Barclays Capital Group	10,390	(10,390)	—	—
BNP Paribas	79,009	(17,890)	—	61,119
Citigroup Global Markets	354,552	(354,552)	—	—
Credit Suisse First Boston Corp.	530,117	(263,095)	—	267,022
Deutsche Bank AG	788,636	(131,558)	(530,000)	127,078
Goldman Sachs & Co.	6,896	(6,896)	—	—
Hong Kong & Shanghai Bank	48,669	(48,669)	—	—
JPMorgan Chase	509,684	(366,218)	—	143,466
Toronto Dominion	362,343	(334,176)	—	28,167
UBS AG	1,097,481	—	(1,096,978)	503

	$3,850,089

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	(615,730)	10,390	726,954	—
BNP Paribas	(17,890)	17,890	—	—
Citigroup Global Markets	(546,683)	354,552	—	(192,131)
Credit Suisse First Boston Corp.	(263,095)	263,095	—	—
Deutsche Bank AG	(131,558)	131,558	—	—
Goldman Sachs & Co.	(81,263)	6,896	—	(74,367)
Hong Kong & Shanghai Bank	(1,516,509)	48,669	1,705,439	—
JPMorgan Chase	(366,218)	366,218	—	—
Toronto Dominion	(334,176)	334,176	—	—
UBS AG	—	—	—	—

	$(3,873,122)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $242,136,601:
Unaffiliated investments (cost $6,266,771,426)	$6,761,047,377
Affiliated investments (cost $820,102,373)	820,102,373
Cash	116,619
Foreign currency, at value (cost $2,531,804)	2,572,267
Deposit with broker	759,864
Receivable for investments sold	159,036,701
Dividends and interest receivable	16,087,135
Tax reclaim receivable	2,981,860
Unrealized appreciation on foreign currency forward contracts	2,730,047
Receivable for fund share sold	2,333,947
Unrealized appreciation on over-the-counter swap agreements	1,119,757
Due from broker-variation margin futures	326,333
Premiums paid for swap agreements	285
Prepaid expenses	54,948

Total Assets	7,769,269,513

LIABILITIES:
Payable for investments purchased.	352,434,510
Payable to broker for collateral for securities on loan	249,570,606
Unrealized depreciation on over-the-counter swap agreements	2,638,551
Due to broker-variation margin futures	2,394,037
Advisory fees payable	1,392,774
Unrealized depreciation on foreign currency forward contracts	1,234,366
Securities sold short, at value (proceeds received $1,010,000)	1,009,043
Accrued expenses and other liabilities	567,909
Payable for fund share repurchased	304,548
Written options outstanding, at value (premiums received $344,629)	283,560
Distribution fee payable	118,597
Due to broker-variation margin swaps	74,024
Affiliated transfer agent fee payable	361
Premiums received for swap agreements	205

Total Liabilities	612,023,091

NET ASSETS	$7,157,246,422

Net assets were comprised of:
Paid-in capital	$5,623,473,112
Retained earnings	1,533,773,310

Net assets, December 31, 2014	$7,157,246,422

Net asset value and redemption price per share, $7,157,246,422 / 547,985,442 outstanding shares of beneficial interest.	$13.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $3,407,826 foreign withholding tax)	$112,053,917
Interest income.	34,730,205
Affiliated dividend income	895,561
Affiliated income from securities lending, net	598,750

148,278,433

EXPENSES
Advisory fees	54,234,177
Distribution fee	6,747,296
Custodian and accounting fees	1,450,000
Insurance expenses	79,000
Trustees’ fees	63,000
Audit fee	55,000
Legal fees and expenses	25,000
Shareholders’ reports	25,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Loan interest expense	2,351
Interest expense	122
Miscellaneous.	99,726

Total expenses	62,797,672
Less: advisory fee waivers and/or expense reimbursement	(647,471)

Net expenses	62,150,201

NET INVESTMENT INCOME	86,128,232

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	423,095,660
Futures transactions	29,254,548
Options written transactions	1,154,168
Short sales transactions	(759,913)
Swap agreements transactions	896,485
Foreign currency transactions	(154,657)

453,486,291

Net change in unrealized appreciation (depreciation) on:
Investments.	38,689,900
Futures	1,240,061
Options written	61,069
Short sales	957
Swap agreements	(1,638,326)
Foreign currencies	(179,476)

38,174,185

NET GAIN ON INVESTMENTS	491,660,476

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$577,788,708

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$86,128,232	$73,970,491
Net realized gain on investment and foreign currency transactions	453,486,291	522,882,981
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	38,174,185	293,059,488

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	577,788,708	889,912,960

FUND SHARE TRANSACTIONS:
Fund share sold [54,667,352 and 122,499,837 shares, respectively]	688,840,292	1,331,327,558
Fund share repurchased [39,963,424 and 83,280,097 shares, respectively]	(488,869,138)	(890,679,552)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	199,971,154	440,648,006

TOTAL INCREASE IN NET ASSETS.	777,759,862	1,330,560,966
NET ASSETS:
Beginning of year	6,379,486,560	5,048,925,594

End of year	$7,157,246,422	$6,379,486,560

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST RCM WORLD TRENDS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 89.2%
COMMON STOCKS — 60.0%	Shares	Value (Note 2)
Argentina
Banco Macro SA, ADR(a)	3,114	$136,175
BBVA Banco Frances SA, ADR(a)	4,764	65,696
Telecom Argentina SA, ADR(a)	8,820	170,667

		372,538

Australia — 0.8%
Arrium Ltd.	3,361,796	581,725
Australia & New Zealand Banking Group Ltd.	349,096	9,083,463
Bank of Queensland Ltd.	341,136	3,360,847
Beach Energy Ltd.	2,195,077	1,861,327
Bendigo and Adelaide Bank Ltd.	290,728	3,022,973
Cromwell Property Group	948,159	793,967
Downer EDI Ltd.	782,762	2,991,326
Flight Centre Travel Group Ltd.	28,284	748,705
Fortescue Metals Group Ltd.(a)	1,354,722	2,974,482
iiNET Ltd.	132,643	847,581
Primary Health Care Ltd.	454,527	1,739,142
Westpac Banking Corp.	361,931	9,734,422

		37,739,960

Austria — 0.1%
ams AG	111,475	4,029,820
Schoeller-Bleckmann Oilfield Equipment AG	17,900	1,299,649
Wienerberger AG	69,200	951,742

		6,281,211

Belgium — 0.2%
Anheuser-Busch InBev NV	45,876	5,162,961
Arseus NV	26,851	1,122,071
Delhaize Group SA	31,249	2,275,725
Ontex Group NV*	37,431	1,074,135

		9,634,892

Bermuda
Montpelier Re Holdings Ltd.	39,050	1,398,771

Brazil — 0.1%
Banco do Brasil SA	27,700	247,697
Cia Energetica de Minas Gerais, ADR	16,154	80,285
Cia Paranaense de Energia, ADR	6,811	89,701
Embraer SA	70,400	647,271
Gafisa SA	164,600	136,228
JBS SA	314,800	1,326,371
Marfrig Global Foods SA*	100,200	229,938
MRV Engenharia e Participacoes SA	154,300	435,351
Porto Seguro SA	26,000	297,344
Sul America SA, UTS	91,100	442,443

		3,932,629

Canada — 2.6%
Alimentation Couche-Tard, Inc. (Class B Stock)	301,375	12,630,357
Atco Ltd. (Class I Stock)	43,065	1,766,636
Bank of Montreal	150,431	10,640,747
BCE, Inc.	87,503	4,012,876
Canadian Natural Resources Ltd., (XTSE)	232,647	7,192,873
Canadian Tire Corp. Ltd. (Class A Stock)	61,158	6,461,123
Canfor Corp.*	110,787	2,826,413
CCL Industries, Inc. (Class B Stock)	36,186	3,920,410

COMMON STOCKS (continued)	Shares	Value (Note 2)
Canada (continued)
CGI Group, Inc. (Class A Stock)*	211,851	$8,076,158
DH Corp.	18,400	580,761
Empire Co. Ltd. (Class A Stock)	61,710	4,654,011
Genworth MI Canada, Inc.	44,306	1,410,256
George Weston Ltd.	15,200	1,312,894
Husky Energy, Inc.	90,030	2,131,025
Linamar Corp.	35,915	2,193,294
Magna International, Inc.	112,201	12,157,845
Methanex Corp.	16,620	763,479
Metro, Inc.	70,157	5,634,058
National Bank of Canada	146,654	6,240,811
Newalta Corp.	22,930	348,154
Royal Bank of Canada	205,576	14,198,156
Shaw Communications, Inc. (Class B Stock)	113,630	3,066,191
Stantec, Inc.	31,416	863,413
Suncor Energy, Inc.	75,606	2,401,327
Toronto-Dominion Bank (The)	53,510	2,556,671
Western Forest Products, Inc.	732,206	1,701,632
Whitecap Resources, Inc.	48,700	479,539

		120,221,110

Chile
Banco Santander Chile, ADR	55,796	1,100,297

China — 0.6%
Agricultural Bank of China Ltd. (Class H Stock)	1,824,000	917,410
Bank of China Ltd. (Class H Stock)	4,781,000	2,683,429
Bank of Communications Co. Ltd. (Class H Stock)	796,000	740,096
Beijing Capital International Airport Co. Ltd. (Class H Stock)	152,000	121,167
Brilliance China Automotive Holdings Ltd.	154,000	246,571
China CITIC Bank Corp. Ltd. (Class H Stock)	808,000	644,170
China Construction Bank Corp. (Class H Stock)	3,290,000	2,687,215
China Everbright Bank Co. Ltd. (Class H Stock)	1,963,000	1,063,473
China Huiyuan Juice Group Ltd.*	796,500	296,851
China Merchants Bank Co. Ltd. (Class H Stock)	38,000	94,854
China Minsheng Banking Corp Ltd. (Class H Stock)	579,100	757,070
China Mobile Ltd.	113,500	1,329,397
China National Building Material Co. Ltd. (Class H Stock)	258,000	248,889
China Oilfield Services Ltd. (Class H Stock)	182,000	314,252
China Petroleum & Chemical Corp. (Class H Stock)	1,762,200	1,427,098
China Power International Development Ltd.	1,276,000	643,853
China South City Holdings Ltd.	302,000	136,617
China Telecom Corp. Ltd. (Class H Stock)	1,162,000	673,945
China Travel International Investment Hong Kong Ltd.	1,468,000	507,166
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	842,000	522,390
Fosun International Ltd.	271,117	353,396
Fuguiniao Co. Ltd. (Class H Stock)	50,800	62,467
Guangdong Investment Ltd.	102,000	132,849

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Huadian Fuxin Energy Corp. Ltd. (Class H Stock)	106,000	$49,642
Huadian Power International Corp. Ltd. (Class H Stock)	348,000	301,902
Huaneng Power International, Inc. (Class H Stock)	552,000	745,887
Huishang Bank Corp. Ltd. (Class H Stock)	164,000	73,745
Industrial & Commercial Bank of China Ltd. (Class H Stock)	4,023,000	2,937,564
JA Solar Holdings Co. Ltd., ADR*(a)	38,895	318,356
KWG Property Holding Ltd.	572,000	389,505
PetroChina Co. Ltd. (Class H Stock)	806,000	894,730
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	151,000	1,528,957
Shanda Games Ltd., ADR*	37,001	210,166
Shenzhen Expressway Co. Ltd. (Class H Stock)	808,000	537,598
Shenzhen International Holdings Ltd.	282,750	412,288
Sichuan Expressway Co. Ltd. (Class H Stock)	350,000	149,458
Sino-Ocean Land Holdings Ltd.	173,000	97,543
TCL Communication Technology Holdings Ltd.	246,000	228,317
Tencent Holdings Ltd.	93,000	1,345,611
Wuzhou International Holdings Ltd.	1,434,000	273,988
Yangzijiang Shipbuilding Holdings Ltd.	503,000	455,826
Zhejiang Expressway Co. Ltd. (Class H Stock)	860,000	995,934

		28,551,642

Colombia
Corporacion Financiera Colombiana	23,142	389,124
Pacific Rubiales Energy Corp.	49,806	308,233

		697,357

Denmark — 0.8%
A.P. Moeller-Maersk A/S (Class B Stock)	3,325	6,613,265
Ambu A/S (Class B Stock)	24,800	598,891
Chr. Hansen Holding A/S	33,100	1,466,442
Danske Bank A/S	329,895	8,918,996
DSV A/S	184,236	5,609,803
GN Store Nord A/S	82,400	1,800,261
Novo Nordisk A/S (Class B Stock)	194,582	8,230,777
OW Bunker A/S*(g)	53,469	—
SimCorp A/S	121,774	3,215,156
Topdanmark A/S*	61,000	1,979,853

		38,433,444

Finland — 0.2%
Amer Sports Oyj	71,600	1,385,764
Huhtamaki Oyj	99,342	2,613,593
Neste Oil Oyj	173,509	4,211,699
Sampo Oyj (Class A Stock)	33,922	1,588,042

		9,799,098

France — 2.0%
AXA SA	70,725	1,629,723
BNP Paribas SA	82,486	4,869,497
Bureau Veritas SA	142,524	3,157,763
Christian Dior SA	16,308	2,790,928
Cie Generale des Etablissements Michelin	58,278	5,260,577

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Credit Agricole SA	99,980	$1,290,598
Dassault Systemes	40,218	2,452,516
Edenred	62,420	1,726,292
Eiffage SA	40,098	2,032,962
GameLoft SE*	186,000	751,733
Hermes International	1,832	652,345
Ingenico	31,100	3,276,033
Interparfums SA	36,388	988,505
Korian-Medica	58,152	2,125,084
Lagardere SCA	90,080	2,345,868
Legrand SA	119,898	6,289,644
L’Oreal SA	20,114	3,366,526
LVMH Moet Hennessy Louis Vuitton SA	18,655	2,954,992
Naturex(a)	15,120	914,787
Orange SA	257,224	4,374,546
Orpea	22,918	1,434,509
Safran SA	34,690	2,140,203
Sartorius Stedim Biotech	17,300	3,376,641
Schneider Electric SE	78,471	5,714,999
Societe BIC SA	15,550	2,066,973
Sodexo	42,367	4,147,073
Teleperformance	24,867	1,692,703
Thales SA	39,008	2,110,619
Total SA	206,672	10,588,251
UBISOFT Entertainment*	77,744	1,417,313
Valeo SA	30,861	3,840,051
Virbac SA	8,400	1,763,214

		93,543,468

Germany — 2.3%
Aareal Bank AG	50,833	2,030,469
Bayerische Motoren Werke AG	24,602	2,655,012
Bechtle AG	18,500	1,466,377
Bertrandt AG	12,493	1,724,052
Brenntag AG	38,928	2,176,474
CANCOM SE(a)	40,907	1,725,480
Continental AG	32,701	6,897,404
Daimler AG	127,220	10,566,164
Deutsche Lufthansa AG	230,825	3,825,002
Deutsche Post AG	254,828	8,272,224
DMG MORI SEIKI AG	37,248	1,047,444
Duerr AG	29,926	2,629,905
Fresenius SE & Co. KGaA	77,548	4,032,044
Gerry Weber International AG	28,200	1,156,471
Hannover Rueck SE	36,860	3,325,200
Hugo Boss AG	47,714	5,836,945
Infineon Technologies AG	560,457	5,930,692
Jenoptik AG	70,200	876,116
Linde AG	16,266	2,996,244
Merck KGaA	87,691	8,252,480
Muenchener Rueckversicherungs- Gesellschaft AG	39,324	7,830,905
Rational AG	5,781	1,811,393
RTL Group SA	21,179	2,019,552
SAP SE	143,919	10,049,656
Symrise AG	16,600	1,000,072
Talanx AG	36,279	1,105,333
TLG Immobilien AG*	72,248	1,090,176
TUI AG*	215,049	3,455,666
Volkswagen AG	9,700	2,103,000

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Germany (continued)
Wirecard AG	24,100	$1,050,862

		108,938,814

Greece
Hellenic Exchanges - Athens Stock Exchange SA Holding*	66,723	373,551

Hong Kong — 0.4%
Belle International Holdings Ltd.	335,000	376,289
Cheung Kong Holdings Ltd.	24,000	401,924
China Resources Cement Holdings Ltd.	3,536,000	2,278,835
Dah Sing Banking Group Ltd.	69,200	110,624
Global Brands Group Holding Ltd.*	906,000	176,915
Hutchison Whampoa Ltd.	405,000	4,629,785
Jardine Matheson Holdings Ltd.	25,600	1,562,880
Ju Teng International Holdings Ltd.	1,106,000	542,836
Lijun International Pharmaceutical Holding Co. Ltd.	1,900,000	869,032
Link REIT (The)	63,000	394,428
PCCW Ltd.	381,000	259,419
Shimao Property Holdings Ltd.	1,343,500	2,975,314
SJM Holdings Ltd.	571,000	902,691
Truly International Holdings Ltd.	3,468,000	1,387,043
Wasion Group Holdings Ltd.	96,000	89,117
Xinyi Glass Holdings Ltd.	392,000	196,889
Yue Yuen Industrial Holdings Ltd.	332,500	1,195,605

		18,349,626

India — 0.1%
Axis Bank Ltd., GDR (original cost $768,116; purchased 12/17/14-12/19/14)(f)	19,715	784,570
ICICI Bank Ltd., ADR	62,892	726,403
Reliance Industries Ltd., GDR, 144A	33,145	934,360
Sesa Sterlite Ltd., ADR	50,075	680,019
Tata Motors Ltd., ADR(a)	27,995	1,183,629
Wipro Ltd., ADR(a)	11,674	132,150

		4,441,131

Indonesia — 0.1%
Bank Mandiri Persero Tbk PT	599,000	520,913
Bank Negara Indonesia Persero Tbk PT	2,819,000	1,381,295
Bank Rakyat Indonesia Persero Tbk PT	548,500	515,579
Gudang Garam Tbk PT	43,900	215,063
Telekomunikasi Indonesia Persero Tbk PT	3,947,400	907,226

		3,540,076

Ireland — 0.5%
DCC PLC	30,100	1,657,100
Glanbia PLC	122,595	1,876,583
Greencore Group PLC	293,935	1,305,622
ICON PLC*	17,333	883,810
Kerry Group PLC (Class A Stock)*	42,476	2,934,512
Kingspan Group PLC*	249,657	4,328,866
Shire PLC	53,193	3,771,395
Smurfit Kappa Group PLC	213,055	4,791,283

		21,549,171

Israel — 0.2%
Check Point Software Technologies Ltd.*(a)	71,090	5,585,541
Mellanox Technologies Ltd.*	19,600	837,508
Mizrahi Tefahot Bank Ltd.*	6,176	64,634

COMMON STOCKS (continued)	Shares	Value (Note 2)
Israel (continued)
Tower Semiconductor Ltd.*	80,600	$1,074,398

		7,562,081

Italy — 0.4%
A2A SpA	2,193,171	2,222,318
Anima Holding SpA*	128,211	645,002
Banca Popolare di Milano Scarl*	1,325,841	863,699
Cementir Holding SpA	106,803	645,538
Credito Valtellinese Scarl*	919,348	873,518
De’ Longhi	162,160	2,928,280
Enel SpA	1,547,729	6,899,046
FinecoBank Banca Fineco SpA*	148,743	838,080
Luxottica Group SpA	36,152	1,981,816
Salvatore Ferragamo SpA	41,442	1,019,925

		18,917,222

Japan — 2.4%
Asahi Kasei Corp.	814,000	7,425,658
Central Japan Railway Co.	44,000	6,594,559
COMSYS Holdings Corp.	143,700	1,965,783
Daicel Corp.	93,000	1,086,285
Daihatsu Motor Co. Ltd.	104,400	1,363,552
Denki Kagaku Kogyo KK	173,000	633,626
ITOCHU Corp.	569,500	6,079,469
Japan Airlines Co. Ltd.	250,400	7,424,124
JX Holdings, Inc.	1,024,300	3,986,173
KDDI Corp.	174,500	10,962,796
Kewpie Corp.	91,400	1,703,908
Marubeni Corp.	454,000	2,716,453
Matsumotokiyoshi Holdings Co. Ltd.	45,300	1,298,918
Mitsubishi Corp.	288,900	5,286,907
Mitsubishi UFJ Financial Group, Inc.	542,400	2,980,070
Mitsui & Co. Ltd.	525,800	7,042,110
Mizuho Financial Group, Inc.	934,200	1,566,002
Namco Bandai Holdings, Inc.	185,200	3,920,923
Nippon Paper Industries Co. Ltd.	193,300	2,776,220
Nippon Telegraph & Telephone Corp.	177,800	9,082,491
Ricoh Co. Ltd.	405,000	4,094,169
Sekisui House Ltd.	314,000	4,131,606
Sumitomo Mitsui Financial Group, Inc.	200,100	7,234,160
Sumitomo Osaka Cement Co. Ltd.	496,000	1,416,601
West Japan Railway Co.	99,700	4,713,643
Yokohama Rubber Co. Ltd. (The)	337,000	3,068,498

		110,554,704

Malaysia — 0.1%
DiGi.Com Bhd	549,700	968,343
Hong Leong Financial Group Bhd	128,600	604,315
MISC Bhd	54,600	112,651
Sunway Bhd	128,200	119,888
Tenaga Nasional Bhd	388,800	1,531,271

		3,336,468

Mexico — 0.1%
America Movil SAB de CV (Class L Stock)	58,500	65,028
Gruma SAB de CV (Class B Stock)	50,400	537,418
Grupo Aeroportuario del Centro Norte Sabde CV, ADR	6,054	220,002
Grupo Aeroportuario del Pacifico SAB de CV, ADR	9,993	631,558

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	39,900	$250,752
Grupo Aeroportuario del Sureste SAB de CV, ADR*	492	64,865
Industrias Bachoco SAB de CV, ADR*	20,365	1,015,806
Vitro SAB de CV (Class A Stock)*	469,500	1,113,466

		3,898,895

Netherlands — 0.8%
Aegon NV	735,298	5,526,494
AerCap Holdings NV*	154,848	6,011,199
Akzo Nobel NV	36,721	2,540,734
ASML Holding NV	52,119	5,631,341
Brunel International NV	33,606	550,306
Delta Lloyd NV	31,332	689,004
ING Groep NV, CVA*	170,917	2,208,196
Koninklijke Boskalis Westminster NV	42,604	2,330,661
Nutreco NV	49,224	2,642,085
Royal Dutch Shell PLC (Class B Stock)	238,909	8,254,575

		36,384,595

New Zealand — 0.1%
Air New Zealand Ltd.	514,941	989,081
Sky Network Television Ltd.	281,369	1,320,933

		2,310,014

Norway — 0.3%
DNB ASA	259,659	3,830,132
Marine Harvest ASA	385,302	5,290,360
Opera Software ASA(a)	111,100	1,404,645
Prosafe SE	221,900	681,923
Salmar ASA	42,252	719,277

		11,926,337

Peru
Credicorp Ltd.	2,380	381,228

Philippines
BDO Unibank, Inc.	128,550	314,468
DMCI Holdings, Inc.	1,520,350	531,700
Universal Robina Corp.	189,300	825,326

		1,671,494

Poland
Bank Millennium SA	25,392	59,229
Energa SA	118,647	771,596
Tauron Polska Energia SA	107,076	151,403

		982,228

Portugal — 0.1%
CTT-Correios de Portugal SA	71,260	688,240
Sonae SGPS SA	1,164,536	1,433,355

		2,121,595

Puerto Rico
Popular, Inc.*	26,078	887,956
Triple-S Management Corp. (Class B Stock)*	5,986	143,125

		1,031,081

Singapore — 0.1%
Asian Pay Television Trust, UTS	144,000	93,489

COMMON STOCKS (continued)	Shares	Value (Note 2)
Singapore (continued)
ComfortDelGro Corp. Ltd.	50,000	$97,846
DBS Group Holdings Ltd.	77,000	1,192,062
Ezion Holdings Ltd.	2,223,600	1,878,243
First Resources Ltd.	430,000	604,543
Kulicke & Soffa Industries, Inc.*	54,518	788,330
Mapletree Commercial Trust, REIT	95,000	101,096
Religare Health Trust, UTS	78,000	58,883
UOL Group Ltd.	236,000	1,233,757
Wing Tai Holdings Ltd.	242,000	297,975

		6,346,224

South Africa — 0.4%
Aeci Ltd.	38,663	446,998
Attacq Ltd.*	101,853	193,708
Investec Ltd.	132,625	1,111,492
JSE Ltd.	11,233	117,498
Liberty Holdings Ltd.	82,408	874,037
Mondi Ltd.	69,191	1,125,709
Mondi PLC	327,795	5,325,199
MTN Group Ltd.	125,620	2,389,611
Naspers Ltd. (Class N Stock)	3,789	490,127
Net 1 UEPS Technologies, Inc.*	9,587	109,292
Pick’n Pay Holdings Ltd.	33,571	67,767
Sanlam Ltd.	141,441	851,091
Sappi Ltd.*	82,414	298,812
Sasol Ltd.	21,472	801,397
Sibanye Gold Ltd., ADR	13,218	100,060
Steinhoff International Holdings Ltd.	312,386	1,598,107
Telkom SA SOC Ltd.*	211,001	1,268,189

		17,169,094

South Korea — 0.3%
CJ Corp.*	513	72,631
Dongbu Insurance Co. Ltd.*	6,226	310,913
Halla Holdings Corp.*	9,094	575,565
Hanil Cement Co. Ltd.*	5,811	768,230
Hyundai Marine & Fire Insurance Co. Ltd.*	3,770	89,198
Hyundai Mobis Co., Ltd.*	1,325	283,480
Hyundai Motor Co.	2,626	401,138
Kia Motors Corp.*	18,895	897,815
KISWIRE Ltd.*	2,166	82,934
Korea Electric Power Corp.*	23,558	907,761
LG Display Co. Ltd.*	48,683	1,476,525
POSCO	4,708	1,185,921
Samsung Electronics Co. Ltd.	1,232	1,481,165
Samsung Electronics Co. Ltd., GDR (original cost $1,436,835; purchased 04/30/13)(f)	2,082	1,260,641
SK Hynix, Inc.*	44,440	1,899,162
SK Networks Co. Ltd.*	149,298	1,203,449
SK Telecom Co. Ltd., ADR	42,048	1,135,716
Ssangyong Cement Industrial Co. Ltd.*	5,932	65,424
Wonik IPS Co. Ltd.*	33,460	420,369

		14,518,037

Spain — 0.6%
Almirall SA*	80,700	1,331,728
Amadeus IT Holding SA (Class A Stock)	67,332	2,681,661
Bolsas y Mercados Espanoles SA	43,027	1,666,456

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Spain (continued)
Cia de Distribucion Integral Logista Holdings SAU*	48,554	$1,064,603
Cie Automotive SA	71,705	974,289
Distribuidora Internacional de Alimentacion SA	308,717	2,091,897
Enagas SA	94,248	2,972,688
Gamesa Corp. Tecnologica SA*	112,000	1,011,012
Gas Natural SDG SA	122,374	3,074,114
Inditex SA	200,329	5,714,478
Mapfre SA	434,899	1,469,956
Melia Hotels International SA(a)	132,814	1,418,755
Repsol SA	187,861	3,516,924

		28,988,561

Sweden — 1.2%
Atlas Copco AB (Class A Stock)	189,555	5,274,494
Axis Communications AB(a)	43,800	1,116,642
Betsson AB*	56,900	1,998,365
BioGaia AB (Class B Stock)	42,800	985,511
Elekta AB (Class B Stock)(a)	222,193	2,271,653
Hexagon AB (Class B Stock)	172,849	5,332,312
Hexpol AB	25,386	2,389,119
JM AB	37,139	1,177,253
Meda AB (Class A Stock)	96,910	1,389,729
Net Entertainment NE AB (Class B Stock)*	87,500	2,949,410
Nibe Industrier AB (Class B Stock)	37,500	957,522
Nordea Bank AB	298,471	3,455,036
Scandi Standard AB*	180,000	1,095,621
Skandinaviska Enskilda Banken AB (Class A Stock)	468,450	5,948,641
Svenska Cellulosa AB SCA (Class B Stock)	217,631	4,691,841
Swedbank AB (Class A Stock)	291,339	7,228,392
Swedish Match AB	85,700	2,685,368
Trelleborg AB (Class B Stock)	233,871	3,937,158
Wallenstam AB (Class B Stock)	113,900	1,890,489

		56,774,556

Switzerland — 1.5%
Burckhardt Compression Holding AG	4,050	1,548,621
Chocoladefabriken Lindt & Sprungli AG	542	2,679,903
Cie Financiere Richemont SA	98,225	8,708,494
Clariant AG*	120,037	2,011,442
Georg Fischer AG*	2,252	1,420,855
Interroll Holding AG*	2,805	1,482,627
Julius Baer Group Ltd.*	69,667	3,180,857
Logitech International SA	254,587	3,449,525
Nestle SA	24,190	1,763,476
Novartis AG	116,464	10,801,276
Roche Holding AG	22,127	5,995,138
Schweizerische National-Versicherungs-Gesellschaft AG	13,730	1,139,674
Sika AG	868	2,560,549
Swiss Life Holding AG*	24,194	5,718,294
Swiss Re AG*	124,906	10,463,591
Swisscom AG	9,383	4,923,614
Swissquote Group Holding SA	18,600	583,705
TE Connectivity Ltd.	23,850	1,508,513

		69,940,154

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan — 0.3%
Advanced Semiconductor Engineering, Inc., ADR(a)	102,015	$625,352
Asustek Computer, Inc.	43,000	469,173
AU Optronics Corp., ADR	103,947	529,090
Chailease Holding Co. Ltd.	87,770	217,374
China Development Financial Holding Corp.	1,179,000	374,569
Compeq Manufacturing Co. Ltd.	809,000	453,931
Coretronic Corp.*	364,500	494,381
Fubon Financial Holding Co. Ltd.	775,000	1,233,590
Hon Hai Precision Industry Co. Ltd.	473,640	1,307,964
Micro-Star International Co. Ltd.	714,000	764,406
Silicon Motion Technology Corp., ADR	20,430	483,169
Siliconware Precision Industries Co., ADR(a)	69,483	524,597
Taishin Financial Holding Co. Ltd.	1,391,866	571,383
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	203,621	4,557,038
Teco Electric and Machinery Co. Ltd.	66,000	62,407
United Microelectronics Corp., ADR	31,718	72,000
Winbond Electronics Corp.*	277,000	94,073

		12,834,497

Thailand
Kasikornbank PCL	29,600	204,899
PTT Exploration & Production PCL	185,800	632,511
PTT Global Chemical PCL	263,300	410,156

		1,247,566

Turkey — 0.1%
Eregli Demir ve Celik Fabrikalari TAS	728,835	1,386,673
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)*	1,489,114	1,302,549
TAV Havalimanlari Holding A/S	39,316	320,962
Turkiye Sinai Kalkinma Bankasi A/S	1	1

		3,010,185

United Arab Emirates
Dragon Oil PLC	25,407	212,847

United Kingdom — 3.8%
Associated British Foods PLC	16,033	783,840
AVEVA Group PLC	50,718	1,038,707
Barratt Developments PLC	257,889	1,876,952
Bellway PLC	72,017	2,159,913
Berkeley Group Holdings PLC	103,799	3,991,018
Booker Group PLC	1,137,939	2,890,670
Bovis Homes Group PLC	75,741	1,037,220
BP PLC	2,077,765	13,188,795
British American Tobacco PLC	116,284	6,301,552
BT Group PLC	1,422,858	8,850,285
Bunzl PLC	64,938	1,775,227
Close Brothers Group PLC	53,288	1,231,385
Compass Group PLC	262,040	4,479,029
Daily Mail & General Trust PLC (Class A Stock)	140,500	1,796,217
Delphi Automotive PLC	14,060	1,022,443
Diageo PLC	211,862	6,069,239
DS Smith PLC	171,000	852,741
Dunelm Group PLC	119,700	1,724,574
easyJet PLC	248,315	6,426,176
Elementis PLC	314,168	1,273,471

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Genus PLC	96,400	$1,868,624
Greene King PLC	71,424	825,711
Halma PLC	153,639	1,636,555
Hikma Pharmaceuticals PLC	74,100	2,273,503
Indivior PLC*	121,541	283,015
International Consolidated Airlines Group SA*	687,983	5,124,982
J Sainsbury PLC	115,187	439,864
Just Eat PLC*	199,077	960,944
Kingfisher PLC	639,578	3,380,905
Legal & General Group PLC	1,893,388	7,310,667
Lloyds Banking Group PLC*	3,855,585	4,535,180
Moneysupermarket.com Group PLC	551,691	1,995,499
Oxford Instruments PLC	103,369	2,035,971
Pace PLC	165,318	886,397
Paragon Group Companies PLC	132,427	854,903
Persimmon PLC*	261,174	6,378,900
Pets at Home Group PLC	417,368	1,309,568
Prudential PLC	386,962	8,946,379
Reckitt Benckiser Group PLC	121,541	9,844,101
Reed Elsevier NV	61,402	1,466,321
Restaurant Group PLC (The)	136,500	1,391,493
Rightmove PLC	19,000	662,591
Rotork PLC	78,413	2,824,595
SABMiller PLC	71,667	3,736,092
Segro PLC	277,568	1,590,100
Senior PLC	261,624	1,225,726
Spectris PLC	105,750	3,453,611
Spirax-Sarco Engineering PLC	76,533	3,407,013
St James’s Place PLC	450,350	5,678,426
Taylor Wimpey PLC	3,397,282	7,247,828
Unilever NV, CVA	82,500	3,227,221
Victrex PLC	43,282	1,396,626
WH Smith PLC	63,846	1,335,129
Whitbread PLC	62,159	4,600,162
WPP PLC	205,766	4,278,226

		177,182,282

United States — 36.4%
3M Co.	5,210	856,107
8x8, Inc.*	54,811	502,069
AbbVie, Inc.	26,840	1,756,410
ABM Industries, Inc.	19,080	546,642
Abraxas Petroleum Corp.*	129,000	379,260
Acadia Healthcare Co., Inc.*(a)	23,262	1,423,867
ACE Ltd.	53,810	6,181,693
ACI Worldwide, Inc.*	47,103	950,068
Actavis PLC*(a)	3,290	846,879
Activision Blizzard, Inc.	62,357	1,256,494
Actua Corp.*	46,998	868,053
ADT Corp. (The)(a)	19,470	705,398
Aetna, Inc.	37,970	3,372,875
AGL Resources, Inc.	27,030	1,473,405
Air Lease Corp.	68,312	2,343,785
Aircastle Ltd.	49,112	1,049,523
Alaska Air Group, Inc.	142,779	8,532,473
Albany Molecular Research, Inc.*(a)	52,638	856,947
Alcoa, Inc.	62,490	986,717
Alliance Data Systems Corp.*	3,400	972,570
Allstate Corp. (The)	130,355	9,157,439

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Altria Group, Inc.	67,450	$3,323,261
AMAG Pharmaceuticals, Inc.*	14,848	632,822
Amazon.com, Inc.*	1,580	490,353
Amdocs Ltd.	29,110	1,358,127
Ameren Corp.	86,991	4,012,895
American Airlines Group, Inc.	46,750	2,507,203
American Eagle Outfitters, Inc.	33,400	463,592
American Electric Power Co., Inc.	187,047	11,357,494
American Express Co.	3,390	315,406
American International Group, Inc.	49,810	2,789,858
American Railcar Industries, Inc.(a)	36,518	1,880,677
Ameriprise Financial, Inc.	46,645	6,168,801
AMERISAFE, Inc.	19,538	827,630
AmerisourceBergen Corp.	144,161	12,997,556
Amgen, Inc.	196,854	31,356,874
Amsurg Corp.*	17,005	930,684
Amtrust Financial Services, Inc.(a)	71,161	4,002,806
Andersons, Inc. (The)	9,240	491,014
ANI Pharmaceuticals, Inc.*(a)	14,335	808,351
Anika Therapeutics, Inc.*	19,561	796,915
Annaly Capital Management, Inc.	75,470	815,831
Anthem, Inc.	78,530	9,868,865
Apple, Inc.	539,657	59,567,340
ArcBest Corp.(a)	19,642	910,800
Archer-Daniels-Midland Co.	137,142	7,131,384
ARRIS Group, Inc.*	56,762	1,713,645
Arrow Electronics, Inc.*	96,538	5,588,585
Aruba Networks, Inc.*(a)	37,200	676,296
Ashland, Inc.	45,595	5,460,457
Aspen Insurance Holdings Ltd.	87,134	3,813,855
Aspen Technology, Inc.*	18,129	634,878
Assurant, Inc.	34,430	2,356,045
Astronics Corp.*	14,700	813,057
AT&T, Inc.(a)	746,805	25,085,180
AutoNation, Inc.*	53,290	3,219,249
AutoZone, Inc.*(a)	12,751	7,894,272
Avery Dennison Corp.	10,580	548,890
Avnet, Inc.	59,130	2,543,773
Axis Capital Holdings Ltd.	124,582	6,364,894
B&G Foods, Inc.	15,762	471,284
Bank of America Corp.	331,930	5,938,228
Bank of the Ozarks, Inc.	26,400	1,001,088
BB&T Corp.	15,590	606,295
Becton, Dickinson and Co.	9,190	1,278,880
Belden, Inc.	7,873	620,471
Bemis Co., Inc.	10,910	493,241
Benchmark Electronics, Inc.*	49,070	1,248,341
Berkshire Hathaway, Inc. (Class B Stock)*	135,462	20,339,619
Biogen Idec, Inc.*	1,680	570,276
BlackRock, Inc.	21,365	7,639,269
Boeing Co. (The)	35,055	4,556,449
Boise Cascade Co.*	28,369	1,053,908
Booz Allen Hamilton Holding Corp.	51,008	1,353,242
Boston Scientific Corp.*	299,325	3,966,056
Bristol-Myers Squibb Co.	11,880	701,276
Broadridge Financial Solutions, Inc.	33,970	1,568,735
Brocade Communications Systems, Inc.	145,710	1,725,206
Burlington Stores, Inc.*	24,900	1,176,774
Cadence Design Systems, Inc.*(a)	48,641	922,720
Capital One Financial Corp.	130,792	10,796,880

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Cardinal Health, Inc.	9,530	$769,357
Carrizo Oil & Gas, Inc.*	15,818	658,029
Caterpillar, Inc.	52,440	4,799,833
Cathay General Bancorp	36,659	938,104
CDW Corp.	46,600	1,638,922
Celgene Corp.*(a)	65,735	7,353,117
Centene Corp.*	22,795	2,367,261
Century Aluminum Co.*	24,800	605,120
CenturyLink, Inc.	35,290	1,396,778
Cepheid, Inc.*	14,603	790,606
Cheesecake Factory, Inc. (The)	19,266	969,272
Chemed Corp.	9,490	1,002,808
Chemtura Corp.*(a)	22,038	545,000
Chevron Corp.	124,909	14,012,292
Cigna Corp.	17,370	1,787,547
Cincinnati Financial Corp.	14,230	737,541
Cintas Corp.	38,270	3,001,899
Cisco Systems, Inc.	290,484	8,079,812
Citigroup, Inc.	207,755	11,241,623
Clearwater Paper Corp.*	15,380	1,054,299
CMS Energy Corp.	285,201	9,910,735
Coca-Cola Co. (The)	32,830	1,386,083
Comcast Corp. (Class A Stock)	576,264	33,429,075
Comcast Corp. (Special Class A Stock)	87,113	5,014,660
Computer Sciences Corp.	61,362	3,868,874
Concho Resources, Inc.*	45,680	4,556,580
ConocoPhillips(a)	223,386	15,427,037
Constant Contact, Inc.*	29,775	1,092,743
Control4 Corp.*(a)	46,630	716,703
Convergys Corp.	72,409	1,474,971
Core-Mark Holding Co., Inc.	25,138	1,556,796
Corning, Inc.	75,240	1,725,253
Cracker Barrel Old Country Store, Inc.	9,100	1,280,916
Crane Co.	5,860	343,982
CSX Corp.	138,550	5,019,667
Cumulus Media, Inc. (Class A Stock)*	375,293	1,587,489
Curtiss-Wright Corp.	19,934	1,407,141
CVS Health Corp.	246,397	23,730,495
Cynosure, Inc. (Class A Stock)*	27,311	748,868
Deckers Outdoor Corp.*	9,281	844,942
Delta Air Lines, Inc.	41,140	2,023,677
Deluxe Corp.	71,419	4,445,833
Devon Energy Corp.	20,000	1,224,200
DeVry Education Group, Inc.	6,580	312,353
Diamond Resorts International, Inc.*	37,900	1,057,410
Diamondback Energy, Inc.*	12,017	718,376
Dillard’s, Inc. (Class A Stock)	68,894	8,624,151
DIRECTV*	22,740	1,971,558
Discover Financial Services	48,990	3,208,355
Domtar Corp.	10,700	430,354
Dow Chemical Co. (The)	269,118	12,274,472
Dr. Pepper Snapple Group, Inc.	126,011	9,032,468
DTE Energy Co.	133,079	11,494,033
Duke Energy Corp.	119,429	9,977,099
Dunkin’ Brands Group, Inc.	98,865	4,216,592
EchoStar Corp. (Class A Stock)*	18,561	974,453
Edison International	94,264	6,172,407
Electronics For Imaging, Inc.*	53,831	2,305,582
Eli Lilly & Co.	274,631	18,946,793
EMC Corp.	146,429	4,354,798

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
EnerSys	64,514	$3,981,804
EOG Resources, Inc.	71,849	6,615,137
Esterline Technologies Corp.*	6,590	722,791
Euronet Worldwide, Inc.*	8,140	446,886
EverBank Financial Corp.(a)	50,043	953,820
Everest Re Group, Ltd.	53,909	9,180,703
ExamWorks Group, Inc.*(a)	24,152	1,004,482
Exelon Corp.(a)	46,610	1,728,299
Exxon Mobil Corp.	298,843	27,628,035
Facebook, Inc. (Class A Stock)*	34,380	2,682,328
FedEx Corp.	6,030	1,047,170
Fifth Third Bancorp	237,068	4,830,261
Fiserv, Inc.*	108,154	7,675,689
FleetCor Technologies, Inc.*	51,726	7,692,173
Foot Locker, Inc.	37,260	2,093,267
Forward Air Corp.	18,200	916,734
Frontier Communications Corp.(a)	337,110	2,248,524
GameStop Corp. (Class A Stock)(a)	138,574	4,683,801
Gap, Inc. (The)	129,619	5,458,256
Garmin Ltd.(a)	50,000	2,641,500
GATX Corp.	34,100	1,962,114
General Electric Co.	632,702	15,988,380
General Mills, Inc.	161,788	8,628,154
Gilead Sciences, Inc.*	50,430	4,753,532
Globus Medical, Inc. (Class A Stock)*(a)	35,879	852,844
Goldman Sachs Group, Inc. (The)	38,093	7,383,566
Google, Inc. (Class A Stock)*	18,715	9,931,302
Google, Inc. (Class C Stock)*	13,278	6,989,539
Graham Holdings Co. (Class B Stock)	590	509,589
Grand Canyon Education, Inc.*	55,721	2,599,942
Great Plains Energy, Inc.	17,530	498,027
Guidewire Software, Inc.*	18,438	933,516
H&E Equipment Services, Inc.	22,488	631,688
Halyard Health, Inc.*	9,412	427,964
Hanover Insurance Group, Inc. (The)	63,130	4,502,432
Hartford Financial Services Group, Inc. (The)	134,060	5,588,961
HealthSouth Corp.	15,410	592,669
Heartland Payment Systems, Inc.	28,950	1,561,853
Helmerich & Payne, Inc.	44,722	3,015,157
Hess Corp.	45,807	3,381,473
Hewlett-Packard Co.	374,727	15,037,794
HFF, Inc. (Class A Stock)	23,000	826,160
Hilltop Holdings, Inc.*	34,054	679,377
Home Depot, Inc. (The)	24,850	2,608,505
Home Loan Servicing Solutions Ltd.	183,081	3,573,741
Horizon Pharma PLC*(a)	49,497	638,016
Huntington Ingalls Industries, Inc.	15,044	1,691,848
Huron Consulting Group, Inc.*	20,896	1,429,077
ICF International, Inc.*	16,629	681,456
Iconix Brand Group, Inc.*	128,935	4,356,714
IGI Laboratories, Inc.*(a)	83,147	731,694
Ingram Micro, Inc. (Class A Stock)*	15,960	441,134
Insys Therapeutics, Inc.*	19,000	801,040
Intel Corp.	835,024	30,303,021
International Business Machines Corp.	88,218	14,153,696
Intuitive Surgical, Inc.*	6,855	3,625,884
j2 Global, Inc.(a)	108,142	6,704,804
JetBlue Airways Corp.*(a)	23,530	373,186
JM Smucker Co. (The)	56,383	5,693,555

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Johnson & Johnson	299,824	$31,352,596
JPMorgan Chase & Co.	391,902	24,525,227
Kaiser Aluminum Corp.	16,411	1,172,238
KapStone Paper and Packaging Corp.	29,658	869,276
Kennedy-Wilson Holdings, Inc.	34,069	861,946
Keryx Biopharmaceuticals, Inc.*(a)	45,822	648,381
Kimberly-Clark Corp.	90,132	10,413,851
Kohl’s Corp.	4,750	289,940
Kraft Foods Group, Inc.	115,939	7,264,738
Krispy Kreme Doughnuts, Inc.*	36,413	718,793
Kroger Co. (The)	309,280	19,858,869
La Quinta Holdings, Inc.*	42,800	944,168
Lam Research Corp.	54,910	4,356,559
Lands’ End, Inc.*(a)	21,900	1,181,724
LDR Holding Corp.*	23,100	757,218
Lear Corp.	30,660	3,007,133
Legg Mason, Inc.	4,600	245,502
Lexmark International, Inc. (Class A Stock)	103,247	4,261,004
Ligand Pharmaceuticals, Inc.*(a)	14,569	775,216
Lincoln National Corp.	143,291	8,263,592
Lowe’s Cos., Inc.	10,050	691,440
LyondellBasell Industries NV (Class A Stock)	125,832	9,989,802
M/A-COM Technology Solutions Holdings, Inc.*	28,800	900,864
Macquarie Infrastructure Co. LLC	16,212	1,152,511
Macy’s, Inc.	157,963	10,386,067
Mallinckrodt PLC*	36,419	3,606,574
Marriott Vacations Worldwide Corp.	61,305	4,569,675
Marvell Technology Group Ltd.	162,890	2,361,905
MasterCard, Inc. (Class A Stock)	6,130	528,161
Matador Resources Co.*(a)	36,252	733,378
Maxim Integrated Products, Inc.	98,796	3,148,629
MAXIMUS, Inc.	22,086	1,211,196
McKesson Corp.	34,022	7,062,287
Mead Johnson Nutrition Co.	42,825	4,305,625
MeadWestvaco Corp.	20,620	915,322
MEDNAX, Inc.*	5,630	372,199
Medtronic, Inc.	35,000	2,527,000
Mentor Graphics Corp.	80,313	1,760,461
Merck & Co., Inc.	158,755	9,015,696
Meritor, Inc.*(a)	50,370	763,105
Methode Electronics, Inc.	17,083	623,700
MetLife, Inc.	41,520	2,245,817
MFA Financial, Inc.(a)	475,042	3,795,586
Microchip Technology, Inc.(a)	159,088	7,176,460
Micron Technology, Inc.*	219,570	7,687,146
Microsoft Corp.	673,189	31,269,629
Middleby Corp. (The)*	10,283	1,019,045
Molson Coors Brewing Co. (Class B Stock)	98,123	7,312,126
Mondelez International, Inc. (Class A Stock)	167,140	6,071,361
Morgan Stanley	204,665	7,941,002
Motorcar Parts of America, Inc.*	34,137	1,061,319
Mueller Water Products, Inc. (Class A Stock)	76,500	783,360
Murphy Oil Corp.	58,130	2,936,728
Murphy USA, Inc.*	41,700	2,871,462
MWI Veterinary Supply, Inc.*(a)	5,493	933,316
Mylan, Inc.*	257,652	14,523,843
Nabors Industries Ltd.	47,270	613,565

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Navient Corp.	11,700	$252,837
Nektar Therapeutics*(a)	60,159	932,465
NeuStar, Inc. (Class A Stock)*(a)	96,807	2,691,235
New York Community Bancorp, Inc.(a)	128,450	2,055,200
Newport Corp.*	37,650	719,491
Nexteer Automotive Group Ltd.	197,000	168,683
NextEra Energy, Inc.	87,180	9,266,362
NiSource, Inc.	76,520	3,245,978
Norfolk Southern Corp.	75,476	8,272,924
Northeast Utilities	65,775	3,520,278
Northrop Grumman Corp.	109,077	16,076,859
NPS Pharmaceuticals, Inc.*	21,757	778,248
NVIDIA Corp.	155,550	3,118,777
Olin Corp.	27,710	630,957
Omnicare, Inc.	40,749	2,971,825
Omnicell, Inc.*	94,669	3,135,437
ON Semiconductor Corp.*	49,900	505,487
Oracle Corp.	593,395	26,684,973
O’Reilly Automotive, Inc.*(a)	5,850	1,126,827
Outerwall, Inc.*(a)	8,040	604,769
PACCAR, Inc.	17,790	1,209,898
Pacira Pharmaceuticals, Inc.*(a)	15,554	1,379,018
Packaging Corp. of America	33,390	2,606,089
PAREXEL International Corp.*	14,302	794,619
PartnerRe Ltd.	46,372	5,292,436
Paychex, Inc.	20,100	928,017
PBF Energy, Inc. (Class A Stock)	31,530	839,959
PDL BioPharma, Inc.(a)	410,020	3,161,254
Penske Automotive Group, Inc.	9,060	444,574
PepsiCo, Inc.	63,940	6,046,166
Pfizer, Inc.	693,837	21,613,023
Phibro Animal Health Corp. (Class A Stock)	43,100	1,359,805
Philip Morris International, Inc.	6,600	537,570
Phillips 66	14,030	1,005,951
Pilgrim’s Pride Corp.*(a)	13,200	432,828
Pinnacle Foods, Inc.	174,904	6,174,111
Pinnacle West Capital Corp.	76,217	5,206,383
Pitney Bowes, Inc.	62,140	1,514,352
Plexus Corp.*	13,750	566,637
PNC Financial Services Group, Inc. (The)	129,050	11,773,231
PNM Resources, Inc.	77,062	2,283,347
Polycom, Inc.*	61,314	827,739
PolyOne Corp.	30,506	1,156,482
Portland General Electric Co.(a)	157,135	5,944,417
PRA Group, Inc.*(a)	15,388	891,427
Praxair, Inc.	32,325	4,188,027
Principal Financial Group, Inc.	48,753	2,532,231
PrivateBancorp, Inc.	38,166	1,274,744
Procter & Gamble Co. (The)	39,930	3,637,224
PTC, Inc.*	26,081	955,869
Public Service Enterprise Group, Inc.	65,500	2,712,355
Puma Biotechnology, Inc.*(a)	1,900	359,613
QUALCOMM, Inc.	133,143	9,896,519
Quanta Services, Inc.*	136,460	3,874,099
Quest Diagnostics, Inc.(a)	12,060	808,744
Raytheon Co.	29,660	3,208,322
Red Robin Gourmet Burgers, Inc.*	30,089	2,316,101
Reynolds American, Inc.	16,570	1,064,954
RF Micro Devices, Inc.*(a)	66,500	1,103,235
Rite Aid Corp.*	680,874	5,120,172

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Roadrunner Transportation Systems, Inc.*	20,662	$482,458
Royal Caribbean Cruises Ltd.	5,450	449,243
RR Donnelley & Sons Co.(a)	30,170	507,007
Ryder System, Inc.	43,187	4,009,913
Safeway, Inc.	82,430	2,894,942
Saia, Inc.*	15,820	875,795
Sanderson Farms, Inc.(a)	15,630	1,313,311
SanDisk Corp.(a)	28,760	2,817,905
Sangamo BioSciences, Inc.*(a)	32,733	497,869
SCANA Corp.	48,770	2,945,708
Schlumberger Ltd.	85,440	7,297,430
Schweitzer-Mauduit International, Inc.	30,343	1,283,509
Science Applications International Corp.	13,930	689,953
SEI Investments Co.	87,295	3,495,292
Select Comfort Corp.*	28,431	768,490
Sensient Technologies Corp.	27,304	1,647,523
Service Corp. International	115,620	2,624,574
Six Flags Entertainment Corp.	17,027	734,715
Skechers U.S.A., Inc. (Class A Stock)*(a)	7,970	440,343
SM Energy Co.	20,320	783,946
Snap-on, Inc.	19,970	2,730,698
Sonoco Products Co.	37,520	1,639,624
South State Corp.	13,627	914,099
Southwest Airlines Co.	65,350	2,765,612
Spansion, Inc. (Class A Stock)*(a)	38,370	1,313,021
SpartanNash Co.	20,050	524,107
Spectranetics Corp. (The)*	18,567	642,047
Spectrum Brands Holdings, Inc.	15,560	1,488,781
SS&C Technologies Holdings, Inc.	8,930	522,316
Starwood Hotels & Resorts Worldwide, Inc.	69,985	5,673,684
Starwood Property Trust, Inc.(a)	214,784	4,991,580
Steel Dynamics, Inc.	19,160	378,218
SunEdison, Inc.*(a)	38,003	741,439
SunTrust Banks, Inc.	28,100	1,177,390
Super Micro Computer, Inc.*	33,400	1,164,992
Swift Transportation Co.*	32,011	916,475
Synaptics, Inc.*	9,047	622,795
Synchronoss Technologies, Inc.*	19,072	798,354
Synergy Resources Corp.*	49,703	623,276
SYNNEX Corp.(a)	6,390	499,442
Syntel, Inc.*	21,342	959,963
Take-Two Interactive Software, Inc.*	31,500	882,945
TAL International Group, Inc.*(a)	72,772	3,170,676
Team Health Holdings, Inc.*	20,458	1,176,949
Tetraphase Pharmaceuticals, Inc.*	10,110	401,468
Texas Capital Bancshares, Inc.*	13,400	728,022
Texas Instruments, Inc.	10,000	534,650
Thermo Fisher Scientific, Inc.	11,950	1,497,215
Time Warner Cable, Inc.	10,700	1,627,042
TJX Cos., Inc. (The)	70,990	4,868,494
Torchmark Corp.	48,504	2,627,462
Tower International, Inc.*	26,372	673,805
Travelers Cos., Inc. (The)	128,552	13,607,229
TriNet Group, Inc.*	27,500	860,200
Trinity Industries, Inc.(a)	164,551	4,609,074
Tyson Foods, Inc. (Class A Stock)	221,761	8,890,398
U.S. Bancorp	46,290	2,080,736
Ultimate Software Group, Inc. (The)*(a)	7,047	1,034,605
Umpqua Holdings Corp.	102,936	1,750,941
Union Pacific Corp.	35,946	4,282,247

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
United Natural Foods, Inc.*(a)	11,700	$904,703
United Rentals, Inc.*	7,220	736,512
United Therapeutics Corp.*(a)	47,306	6,125,654
UnitedHealth Group, Inc.	217,127	21,949,368
Unum Group	103,717	3,617,649
USANA Health Sciences, Inc.*(a)	4,630	474,992
Valero Energy Corp.	40,780	2,018,610
Vectren Corp.	31,770	1,468,727
Verint Systems, Inc.*	27,066	1,577,406
Veritiv Corp.*	5,360	278,023
Verizon Communications, Inc.	254,404	11,901,019
Viacom, Inc. (Class B Stock)	7,720	580,930
Visa, Inc. (Class A Stock)(a)	64,101	16,807,282
Vishay Intertechnology, Inc.	24,290	343,704
Vonage Holdings Corp.*	203,087	773,761
Voya Financial, Inc.	61,700	2,614,846
Vulcan Materials Co.	34,945	2,296,935
Wal-Mart Stores, Inc.	12,210	1,048,595
Walt Disney Co. (The)	193,351	18,211,731
Waste Management, Inc.	9,260	475,223
Webster Financial Corp.	15,280	497,058
Wells Fargo & Co.	600,794	32,935,527
Wendy’s Co. (The)	698,566	6,308,051
Westar Energy, Inc.(a)	65,480	2,700,395
Western Alliance Bancorp*	63,499	1,765,272
Western Digital Corp.	62,911	6,964,248
Western Refining, Inc.	61,732	2,332,235
WEX, Inc.*	7,489	740,812
Whirlpool Corp.	35,360	6,850,646
William Lyon Homes (Class A Stock)*	24,900	504,723
Williams-Sonoma, Inc.	17,217	1,302,983
Wintrust Financial Corp.	43,866	2,051,174
Worthington Industries, Inc.	44,627	1,342,826
Xcel Energy, Inc.	91,650	3,292,068
Xcerra Corp.*	79,400	727,304
Xerox Corp.	133,669	1,852,652
XPO Logistics, Inc.*	33,367	1,364,043
Yum! Brands, Inc.	75,560	5,504,546

		1,694,149,502

TOTAL COMMON STOCKS (cost $2,497,735,973)		2,792,350,233

PREFERRED STOCKS — 0.5%
Brazil — 0.2%
Banco Bradesco SA (PRFC)	154,000	2,031,164
Braskem SA (PRFC A)	72,300	475,980
Cia Energetica de Sao Paulo (PRFC B)	55,300	557,743
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar, ADR (PRFC)	29,355	1,081,145
Itau Unibanco Holding SA (PRFC)	156,968	2,043,147
Itausa - Investimentos Itau SA (PRFC)	247,970	875,945
Petroleo Brasileiro SA (PRFC)	180,900	681,897
Vale SA (PRFC), ADR	80,435	583,958

		8,330,979

Colombia
Banco Davivienda SA (PRFC)	73,563	869,817

Germany — 0.3%
Fuchs Petrolub SE (PRFC)	47,041	1,873,600

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

PREFERRED STOCKS (continued)		Shares	Value (Note 2)
Germany (continued)
Volkswagen AG (PRFC)		47,148	$10,478,922

			12,352,522

South Korea
Samsung Electronics Co. Ltd. (PRFC)		681	640,528

TOTAL PREFERRED STOCKS (cost $23,615,079)			22,193,846

		Units
RIGHTS*
Spain
Repsol SA, expiring 01/08/15
(cost $108,741)		187,861	103,886

		Shares
UNAFFILIATED MUTUAL FUND
Chemtrade Logistics Income Fund
(cost $338,448)		17,630	314,117

Interest Rate	Maturity Date	Principal Amount (000)#
CORPORATE BONDS — 10.8%
Australia
BHP Billiton Finance USA Ltd.,
Gtd. Notes
1.625%	02/24/17	1,000	1,008,268

Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
2.500%	07/15/22	2,000	1,943,764
5.375%	01/15/20	1,000	1,132,637
Delhaize Group SA,
Gtd. Notes
5.700%	10/01/40	1,000	1,049,156

			4,125,557

Brazil — 0.1%
Petrobras Global Finance BV,
Gtd. Notes
2.000%	05/20/16	3,000	2,865,450
Petrobras International Finance Co.,
Sr. Unsec’d. Notes
5.875%	03/01/18	400	390,588
Vale Overseas Ltd.,
Gtd. Notes
4.375%	01/11/22	2,000	1,917,020

			5,173,058

Canada — 0.3%
Barrick Gold Corp.,
Sr. Unsec’d. Notes
4.100%	05/01/23	1,000	973,198
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21	2,000	2,019,504

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
Royal Bank of Canada,
Sr. Unsec’d. Notes, MTN
1.500%	01/16/18		3,000	$2,983,584
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	06/15/38		2,000	2,460,506
Teck Resources Ltd.,
Gtd. Notes
2.500%	02/01/18		3,000	2,910,297
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.800%	10/01/20		2,000	2,056,444
7.625%	01/15/39		1,000	1,374,238

				14,777,771

China
CNOOC Curtis Funding No 1 Pty Ltd.,
Gtd. Notes, 144A
4.500%	10/03/23		1,200	1,261,414

Denmark
AP Moeller-Maersk A/S,
Unsec’d. Notes, 144A
2.550%	09/22/19		1,000	1,002,805

France — 0.3%
BPCE SA,
Sub. Notes, 144A
5.150%	07/21/24		1,300	1,339,612
Credit Agricole SA,
Sr. Unsec’d. Notes, 144A
2.500%	04/15/19	(a)	4,000	4,046,028
Electricite de France SA,
Jr. Sub. Notes, 144A
5.625%(c)	12/29/49		1,500	1,580,625
Orange SA,
Sr. Unsec’d. Notes
2.750%	09/14/16		3,000	3,065,721
Total Capital International SA,
Gtd. Notes
2.875%	02/17/22		3,000	2,969,658

				13,001,644

Germany — 0.2%
Bayer US Finance LLC,
Gtd. Notes, 144A
3.000%	10/08/21		2,500	2,520,325
Daimler Finance North America LLC,
Gtd. Notes, 144A
1.250%	01/11/16		2,000	2,005,440
2.250%	09/03/19		4,000	3,986,532
Deutsche Telekom International Finance BV,
Gtd. Notes
5.750%	03/23/16		950	1,003,197

				9,515,494

Israel — 0.1%
Teva Pharmaceutical Finance IV LLC,
Gtd. Notes
2.250%	03/18/20		2,000	1,964,562

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Japan — 0.1%
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.250%	10/05/17	2,000	$1,994,030

Luxembourg
SES Global Americas Holdings GP,
Sr. Unsec’d. Notes, 144A
2.500%	03/25/19	1,600	1,591,960

Mexico — 0.2%
America Movil SAB de CV,
Gtd. Notes
2.375%	09/08/16	5,000	5,068,600
Petroleos Mexicanos,
Gtd. Notes
3.500%	07/18/18	1,500	1,518,750

			6,587,350

Netherlands — 0.2%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Gtd. Notes
3.950%	11/09/22	3,000	3,055,887
4.625%	12/01/23	3,000	3,182,142
Koninklijke Philips NV,
Sr. Unsec’d. Notes
5.750%	03/11/18	2,000	2,219,916
Shell International Finance BV,
Gtd. Notes
6.375%	12/15/38	2,000	2,687,640

			11,145,585

New Zealand — 0.1%
ANZ New Zealand International Ltd.,
Sr. Unsec’d. Notes, 144A
1.400%	04/27/17	3,000	2,994,024

Spain — 0.1%
Telefonica Emisiones SAU,
Gtd. Notes
3.992%	02/16/16	4,000	4,113,968
7.045%	06/20/36	1,000	1,315,481

			5,429,449

Switzerland — 0.3%
Credit Suisse New York,
Sr. Unsec’d. Notes
5.300%	08/13/19	3,000	3,365,130
Glencore Finance Canada Ltd.,
Gtd. Notes, 144A
3.600%	01/15/17	2,500	2,577,933
4.250%	10/25/22	1,000	995,099
Glencore Funding LLC,
Gtd. Notes, 144A
3.125%	04/29/19	3,000	3,007,200
UBS AG,
Sr. Unsec’d. Notes
5.750%	04/25/18	2,900	3,262,323
Sub. Notes, MTN
5.875%	07/15/16	2,000	2,139,730

			15,347,415

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom — 0.7%
Anglo American Capital PLC,
Gtd. Notes, 144A
2.625%	04/03/17		3,000	$3,036,201
AstraZeneca PLC,
Sr. Unsec’d. Notes
6.450%	09/15/37		1,000	1,347,499
Barclays Bank PLC,
Sr. Unsec’d. Notes
2.500%	02/20/19	(a)	5,000	5,066,430
Barclays PLC,
Sub. Notes
4.375%	09/11/24		4,000	3,854,804
Diageo Capital PLC,
Gtd. Notes
3.875%	04/29/43		1,000	984,633
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
6.375%	05/15/38		2,000	2,662,974
HSBC Holdings PLC,
Sub. Notes
6.500%	09/15/37		4,000	5,139,544
Rio Tinto Finance USA Ltd.,
Gtd. Notes
5.200%	11/02/40		2,000	2,197,606
Royal Bank of Scotland PLC (The),
Gtd. Notes
4.375%	03/16/16		3,000	3,101,589
Sky PLC,
Sr. Unsec’d. Notes, 144A
2.625%	09/16/19		1,000	1,000,371
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24	(a)	3,000	3,117,189

				31,508,840

United States — 8.0%
21st Century Fox America, Inc.,
Gtd. Notes
6.200%	12/15/34		2,000	2,553,788
Gtd. Notes, 144A
3.700%	09/15/24		1,500	1,542,938
ACE INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24		3,000	3,031,494
Altria Group, Inc.,
Gtd. Notes
4.500%	05/02/43		1,000	1,007,056
4.750%	05/05/21		3,000	3,318,063
Amazon.com, Inc.,
Sr. Unsec’d. Notes
0.650%	11/27/15		2,000	1,998,610
American Express Co.,
Sr. Unsec’d. Notes
4.050%	12/03/42		1,500	1,513,620
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.375%	03/24/17		3,000	3,067,944

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
American International Group, Inc.,
Sr. Unsec’d. Notes
4.500%	07/16/44		4,000	$4,226,044
Amgen, Inc.,
Sr. Unsec’d. Notes
2.500%	11/15/16		3,000	3,069,651
3.875%	11/15/21		3,000	3,169,542
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.950%	09/15/16		2,000	2,138,760
Apple, Inc.,
Sr. Unsec’d. Notes
3.850%	05/04/43		2,000	2,001,446
AT&T, Inc.,
Sr. Unsec’d. Notes
2.400%	08/15/16		3,000	3,060,675
5.350%	09/01/40		3,000	3,248,463
5.800%	02/15/19		2,000	2,271,680
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
5.625%	07/01/20		3,000	3,415,770
6.400%	08/28/17		3,000	3,342,498
Sub. Notes, MTN
4.200%	08/26/24		1,600	1,629,960
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21		2,000	2,090,926
Sr. Unsec’d. Notes, MTN
2.300%	07/28/16		2,000	2,043,728
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
4.500%	02/11/43		2,000	2,187,222
Boeing Co. (The),
Sr. Unsec’d. Notes
4.875%	02/15/20		3,000	3,381,831
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
1.750%	03/01/19		2,000	1,985,978
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.400%	03/15/42		2,000	2,098,188
5.650%	05/01/17		3,000	3,290,574
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.050%	08/01/16		2,000	2,038,380
CBS Corp.,
Gtd. Notes
4.850%	07/01/42		1,000	1,013,504
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
4.450%	01/15/20		3,000	3,302,757
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.350%	03/10/17		5,000	4,976,415
Sub. Notes
6.125%	08/25/36		4,000	4,768,284
Colgate-Palmolive Co.,
Sr. Unsec’d. Notes, MTN
1.750%	03/15/19	(a)	4,000	3,972,500

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Comcast Corp.,
Gtd. Notes
3.600%	03/01/24	1,000	$1,050,233
6.450%	03/15/37	2,000	2,660,840
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	2,000	2,657,292
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.700%	06/15/40	2,000	2,533,798
CSX Corp.,
Sr. Unsec’d. Notes
3.400%	08/01/24	3,000	3,038,646
CVS Health Corp.,
Sr. Unsec’d. Notes
4.000%	12/05/23	3,000	3,174,816
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22	1,000	983,775
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.500%	03/01/16	2,000	2,052,168
6.375%	03/01/41	2,000	2,338,326
Discovery Communications LLC,
Gtd. Notes
6.350%	06/01/40	1,000	1,190,409
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%	11/01/29	3,000	3,993,654
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23	3,000	3,151,422
Duke Energy Carolinas LLC,
Sr. Unsec’d. Notes
6.100%	06/01/37	1,500	1,951,125
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17	3,000	3,002,004
3.050%	08/15/22	1,000	1,004,793
Enterprise Products Operating LLC,
Gtd. Notes
3.200%	02/01/16	2,000	2,047,364
4.450%	02/15/43	2,000	1,976,018
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20	2,000	2,086,814
4.250%	06/15/22	2,000	2,078,360
FedEx Corp.,
Sr. Unsec’d. Notes
4.100%	04/15/43	1,500	1,491,081
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42	3,000	3,028,095
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.375%	01/16/18	2,000	2,011,590
3.000%	06/12/17	4,000	4,104,028

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.625%	05/01/18		3,000	$3,375,696
5.875%	01/14/38		2,000	2,530,722
Sub. Notes
5.300%	02/11/21		3,000	3,425,961
General Mills, Inc.,
Sr. Unsec’d. Notes
2.200%	10/21/19		3,000	2,974,797
3.650%	02/15/24		1,500	1,557,133
Georgia Power Co.,
Sr. Unsec’d. Notes
2.850%	05/15/22		3,000	3,017,043
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.900%	07/19/18		1,000	1,025,880
5.250%	07/27/21		3,000	3,385,986
6.150%	04/01/18		4,000	4,489,676
6.250%	02/01/41		1,500	1,896,216
Sr. Unsec’d. Notes, MTN
1.600%	11/23/15		2,000	2,010,474
Google, Inc.,
Sr. Unsec’d. Notes
3.375%	02/25/24	(a)	3,000	3,122,433
Halliburton Co.,
Sr. Unsec’d. Notes
3.250%	11/15/21		2,000	2,035,926
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
2.250%	03/15/18		2,000	2,012,516
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
2.600%	09/15/17		2,000	2,037,548
4.650%	12/09/21		1,000	1,070,766
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36		2,000	2,611,996
Honeywell International, Inc.,
Sr. Unsec’d. Notes
5.000%	02/15/19		1,000	1,120,916
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/41		2,000	2,292,784
Intel Corp.,
Sr. Unsec’d. Notes
4.800%	10/01/41		1,000	1,098,240
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.250%	02/06/17		2,000	2,006,122
7.000%	10/30/25		1,000	1,318,810
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.300%	09/16/19		4,000	4,023,732
Johnson & Johnson,
Sr. Unsec’d. Notes
2.450%	12/05/21		3,000	3,007,830
4.850%	05/15/41		1,500	1,798,565
5.950%	08/15/37		1,000	1,356,539

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.250%	10/15/20		3,000	$3,225,300
6.000%	01/15/18		3,000	3,356,514
Kellogg Co.,
Sr. Unsec’d. Notes
3.250%	05/21/18		1,000	1,041,074
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	03/01/16		2,000	2,041,130
4.250%	09/01/24	(a)	3,000	3,006,030
Gtd. Notes, MTN
6.950%	01/15/38		1,000	1,154,129
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes
5.375%	02/10/20		2,000	2,269,828
Kroger Co. (The),
Sr. Unsec’d. Notes
4.000%	02/01/24		2,000	2,099,542
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.125%	09/15/16		1,000	1,018,274
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.125%	09/15/24		3,000	3,025,971
4.650%	04/15/42		2,000	2,224,456
Macy’s Retail Holdings, Inc.,
Gtd. Notes
3.625%	06/01/24		4,000	4,047,076
4.500%	12/15/34		3,000	3,020,844
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44		1,000	944,406
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22		3,000	2,989,707
Medtronic, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	03/15/35		3,000	3,182,568
Merck & Co., Inc.,
Gtd. Notes
6.500%	12/01/33		3,000	4,162,266
MetLife, Inc.,
Sr. Unsec’d. Notes
1.903%	12/15/17		1,250	1,252,849
6.750%	06/01/16		3,000	3,234,288
Microsoft Corp.,
Sr. Unsec’d. Notes
4.500%	10/01/40		1,000	1,108,020
Mondelez International, Inc.,
Sr. Unsec’d. Notes
6.500%	02/09/40		2,000	2,665,470
Morgan Stanley,
Sr. Unsec’d. Notes
3.800%	04/29/16		3,000	3,099,057
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21		3,000	3,404,643

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
NBCUniversal Media LLC,
Gtd. Notes
5.150%	04/30/20	2,000	$2,269,602
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/16	3,000	3,143,847
Oracle Corp.,
Sr. Unsec’d. Notes
5.750%	04/15/18	2,000	2,260,930
6.125%	07/08/39	3,000	3,894,603
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.500%	12/15/41	3,000	3,249,288
PacifiCorp,
First Mortgage
2.950%	02/01/22	3,000	3,039,462
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.125%	11/01/20	2,000	2,069,892
5.500%	01/15/40	1,000	1,204,411
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.500%	05/16/16	2,200	2,252,318
3.875%	08/21/42	1,000	949,394
PNC Bank NA,
Sub. Notes
2.700%	11/01/22	2,000	1,915,320
Praxair, Inc.,
Sr. Unsec’d. Notes
3.550%	11/07/42	1,000	973,437
Pride International, Inc.,
Gtd. Notes
6.875%	08/15/20	2,000	2,243,944
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
5.550%	03/05/37	2,000	2,586,348
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22	2,000	2,053,234
Sempra Energy,
Sr. Unsec’d. Notes
4.050%	12/01/23	3,000	3,173,733
Simon Property Group LP,
Sr. Unsec’d. Notes
5.650%	02/01/20	3,000	3,443,577
Stanley Black & Decker, Inc.,
Jr. Sub. Notes
5.750%(c)	12/15/53	2,000	2,155,000
State Street Corp.,
Sr. Sub. Notes
3.100%	05/15/23	2,000	1,971,822
Target Corp.,
Sr. Unsec’d. Notes
2.900%	01/15/22	2,000	2,023,658
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
1.650%	09/29/17	1,750	1,739,276
4.300%	11/23/23	3,000	3,191,439

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Time Warner Cable, Inc.,
Gtd. Notes
4.000%	09/01/21	3,000	$3,192,876
Time Warner, Inc.,
Gtd. Notes
2.100%	06/01/19	4,000	3,940,820
4.875%	03/15/20	3,000	3,300,990
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
5.350%	11/01/40	2,000	2,441,096
Sr. Unsec’d. Notes, MTN
6.250%	06/15/37	2,000	2,656,836
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
3.125%	01/15/21	3,000	3,129,234
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42	1,000	1,088,789
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/01/21	1,000	986,234
3.500%	11/01/21	3,000	3,066,882
3.650%	09/14/18	5,000	5,283,635
3.850%	11/01/42	2,000	1,782,962
6.550%	09/15/43	1,000	1,281,149
Viacom, Inc.,
Sr. Unsec’d. Notes
2.200%	04/01/19	5,000	4,928,805
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
6.000%	05/15/37	1,900	2,503,299
Wachovia Corp.,
Sub. Notes
5.500%	08/01/35	2,000	2,347,918
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.500%	11/18/34	2,000	2,082,802
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.500%	08/15/37	2,000	2,752,042
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
2.350%	12/01/22	2,000	1,961,116
Wells Fargo & Co.,
Sub. Notes
3.450%	02/13/23	3,000	3,040,482
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
7.500%	01/15/31	1,000	1,061,053
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	2,000	2,230,802

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Xerox Corp.,
Sr. Unsec’d. Notes
2.750%	03/15/19		3,000	$3,007,485
2.800%	05/15/20		4,000	3,929,188

				372,343,719

TOTAL CORPORATE BONDS (cost $500,415,245)				500,772,945

FOREIGN GOVERNMENT BONDS — 5.0%
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.875%	01/22/21		1,700	1,806,250
5.000%	01/27/45		1,500	1,470,000
7.125%	01/20/37		2,600	3,295,500
8.250%	01/20/34		3,300	4,529,250
8.750%	02/04/25		3,000	4,102,500
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21		6,300	6,662,250
5.625%	02/26/44		2,400	2,700,000
7.375%	03/18/19		5,600	6,580,000
7.375%	09/18/37		1,700	2,290,750
8.125%	05/21/24		3,000	3,982,500
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, 144A
6.000%	01/26/24		2,700	2,909,250
6.250%	04/27/17		9,800	10,394,566
6.750%	11/05/19		2,000	2,190,000
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
7.950%	06/20/24		3,000	2,565,000
Notes, 144A
9.375%	12/15/15		4,000	3,900,000
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
4.000%	03/25/19		7,000	7,192,500
5.375%	03/25/24		2,400	2,598,000
6.250%	01/29/20		4,400	4,944,500
7.625%	03/29/41	(a)	1,400	1,861,300
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
3.750%	04/25/22		7,000	6,895,000
5.875%	03/13/20		3,000	3,322,500
5.875%	01/15/24		1,340	1,514,200
6.750%	01/15/44		1,600	1,980,000
6.875%	01/17/18		2,200	2,486,000
7.750%	01/17/38		2,400	3,141,000
8.500%	10/12/35		5,100	7,089,000
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, 144A
7.375%	02/11/20		5,000	6,030,650
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25		5,000	4,982,500
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		4,900	5,108,250
Sr. Unsec’d. Notes
5.125%	01/15/20		4,500	4,961,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
5.750%	10/12/10		1,600	$1,720,000
6.050%	01/11/40		2,600	3,179,800
Sr. Unsec’d. Notes, MTN
6.750%	09/27/34	(a)	3,200	4,179,200
8.300%	08/15/31		3,600	5,409,000
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.000%	09/22/24		1,300	1,335,750
6.700%	01/26/36	(a)	2,500	3,231,250
8.875%	09/30/27		2,000	2,900,000
9.375%	04/01/29		1,200	1,821,000
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50		1,100	1,295,250
7.350%	07/21/25		2,800	3,717,000
8.750%	11/21/33		1,300	2,024,750
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
5.000%	01/13/37		1,100	1,287,000
5.500%	03/30/26		4,000	4,730,000
6.375%	10/23/34		2,300	3,082,000
7.750%	01/14/31		1,800	2,592,000
9.500%	02/02/30		1,800	2,920,500
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
6.125%	01/22/44		2,600	3,149,250
6.750%	02/07/22		3,900	4,694,157
Russian Foreign Bond - Eurobond(Russia),
Sr. Unsec’d. Notes, 144A
4.500%	04/04/22	(a)	2,000	1,768,500
5.000%	04/29/20	(a)	2,400	2,231,400
5.625%	04/04/42		2,000	1,668,740
7.500%	03/31/30		2,948	3,056,557
12.750%	06/24/28	(a)	2,000	2,865,632
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.665%	01/17/24	(a)	2,500	2,587,500
5.500%	03/09/20		2,000	2,190,004
5.875%	05/30/22	(a)	1,100	1,233,375
6.875%	05/27/19		2,000	2,285,000
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21		1,900	2,087,625
5.750%	03/22/24		3,600	4,023,000
Unsec’d. Notes
6.625%	02/17/45		2,000	2,454,500
Sr. Unsec’d. Notes
6.750%	04/03/18		3,600	4,005,000
6.875%	03/17/36		1,800	2,225,250
7.000%	06/05/20		1,900	2,209,221
7.250%	03/05/38		2,000	2,587,000
7.375%	02/05/25		5,000	6,221,900
11.875%	01/15/30		1,300	2,299,375
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
9.250%	09/15/27	(a)	6,500	2,999,750
9.375%	01/13/34		8,000	3,472,000

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes, 144A
6.750%	01/29/20		3,000	$3,367,650

TOTAL FOREIGN GOVERNMENT BONDS (cost $238,590,457)				234,591,352

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
Federal Home Loan Mortgage Corp., Notes
1.000%	06/29/17	(a)	20,000	20,039,380
Federal National Mortgage Assoc.
1.375%	11/15/16	(a)	23,000	23,310,017

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $43,561,598)				43,349,397

U.S. TREASURY OBLIGATIONS — 12.0%
U.S. Treasury Bonds
3.000%	11/15/44		2,000	2,101,876
3.125%	02/15/43		16,100	17,286,119
4.375%	05/15/41	(a)	17,000	22,548,902
4.500%	05/15/38		17,900	23,850,354
5.375%	02/15/31		6,000	8,362,968
6.875%	08/15/25		11,000	15,894,142
U.S. Treasury Notes
0.375%	03/15/16		10,000	10,000,780
0.625%	11/30/17		15,100	14,906,539
0.750%	02/28/18		25,000	24,656,250
0.875%	07/31/19		16,000	15,503,744
1.000%	09/30/16		20,300	20,449,083
1.000%	03/31/17		22,000	22,092,818
1.000%(k)	06/30/19		23,000	22,444,757
1.125%	03/31/20	(a)	16,000	15,542,496
1.375%	11/30/15		21,000	21,210,000
1.500%	02/28/19		22,900	22,916,099
1.875%(k)	10/31/17		22,000	22,517,352
2.000%	05/31/21-02/15/23		57,100	57,142,517
2.125%	02/29/16-08/31/20		38,200	38,934,874
2.250%	07/31/18	(a)	24,000	24,770,616
2.375%	08/15/24		9,000	9,166,644
2.750%	05/31/17		18,000	18,819,846
3.000%	02/28/17		20,000	20,959,380
3.125%	05/15/19		17,000	18,122,272
4.625%	11/15/16		13,700	14,718,938
7.625%(k)	11/15/22	(a)	20,000	28,235,940
7.875%(k)	02/15/21		19,000	25,669,304

TOTAL U.S. TREASURY OBLIGATIONS (cost $557,545,174)				558,824,610

TOTAL LONG-TERM INVESTMENTS (cost $3,861,910,715)				4,152,500,386

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 15.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $729,804,231; includes $276,161,567 of cash collateral for securities on loan)(b)(w)(Note 4)	729,804,231	$729,804,231

TOTAL INVESTMENTS — 104.9% (cost $4,591,714,946)		4,882,304,617
Liabilities in excess of other assets(x) — (4.9)%		(227,204,972)

NET ASSETS — 100.0%		$4,655,099,645

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $268,541,267; cash collateral of $276,161,567 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.
(f)	Indicates a restricted security; the aggregate cost of such securities is $2,204,951. The aggregate value of $2,045,211 is approximately 0.04% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
1,046	2 YearU.S.TreasuryNotes	Mar. 2015	$229,094,891	$228,649,063	$(445,828)
2,904	5 YearU.S.TreasuryNotes	Mar. 2015	346,010,477	345,371,814	(638,663)
581	10 Year U.S. Treasury Notes	Mar. 2015	73,506,859	73,668,984	162,125
536	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	85,382,703	88,540,500	3,157,797
128	ASX SPI 200 Index	Mar. 2015	13,378,446	14,062,977	684,531
1,232	Euro STOXX 50	Mar. 2015	45,553,854	46,706,308	1,152,454
455	S&P 500 Index	Mar. 2015	225,596,375	233,460,500	7,864,125
542	SGX CNX Nifty Index	Jan. 2015	9,046,522	9,061,156	14,634
231	TOPIX Index	Mar. 2015	27,715,220	27,144,139	(571,081)

					11,380,094

Short Positions:
4,646	Euro STOXX Small 200 Index	Mar. 2015	61,634,068	64,398,942	(2,764,874)
467	FTSE 100 Index	Mar. 2015	45,270,956	47,475,179	(2,204,223)
2,201	Mini MSCI Emerging Markets Index	Mar. 2015	101,012,995	105,394,885	(4,381,890)
320	Russell 2000 Mini Index	Mar. 2015	36,405,375	38,422,400	(2,017,025)

					(11,368,012)

					$12,082

(1)	Cash of $23,387,342 and U.S. Treasury securities with a combined market value of $41,974,692 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro, Expiring 01/23/15	Bank of New York Mellon	EUR	80,000	$100,328,010	$96,828,504	$3,499,506
Japanese Yen, Expiring 01/23/15	Bank of New York Mellon	JPY	5,000,000	42,490,992	41,751,560	739,432

				$142,819,002	$138,580,064	$4,238,938

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
			Receive amounts based on market value fluctuation of the UBS FLEXI Index and pay fixed rate of
UBS AG	10/31/15	4,892	0.309%	$(77,254)	$—	$(77,254)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$372,538	$—	$—
Australia	—	37,739,960	—
Austria	—	6,281,211	—
Belgium	1,074,135	8,560,757	—
Bermuda	1,398,771	—	—
Brazil	3,932,629	—	—
Canada	120,221,110	—	—
Chile	1,100,297	—	—
China	661,371	27,890,271	—
Colombia	697,357	—	—
Denmark	—	38,433,444	—
Finland	4,211,699	5,587,399	—
France	9,308,936	84,234,532	—
Germany	4,545,842	104,392,972	—
Greece	—	373,551	—
Hong Kong	1,957,308	16,392,318	—
India	4,441,131	—	—
Indonesia	—	3,540,076	—
Ireland	2,760,393	18,788,778	—
Israel	7,497,447	64,634	—
Italy	—	18,917,222	—
Japan	—	110,554,704	—
Malaysia	—	3,336,468	—
Mexico	3,898,895	—	—
Netherlands	6,011,199	30,373,396	—
New Zealand	—	2,310,014	—
Norway	—	11,926,337	—
Peru	381,228	—	—
Philippines	—	1,671,494	—
Poland	—	982,228	—
Portugal	—	2,121,595	—
Puerto Rico	1,031,081	—	—
Singapore	940,702	5,405,522	—
South Africa	1,394,595	15,774,499	—
South Korea	2,396,357	12,121,680	—
Spain	1,064,603	27,923,958	—
Sweden	3,257,164	53,517,392	—
Switzerland	3,574,845	66,365,309	—
Taiwan	6,791,246	6,043,251	—
Thailand	1,042,667	204,899	—
Turkey	—	3,010,185	—
United Arab Emirates	212,847	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
United Kingdom	$3,305,109	$173,877,173	$—
United States	1,694,149,502	—	—
Preferred Stocks:
Brazil	8,330,979	—	—
Colombia	869,817	—	—
Germany	—	12,352,522	—
South Korea	—	640,528	—
Rights:
Spain	103,886	—	—
Unaffiliated Mutual Fund	314,117	—	—
Corporate Bonds	—	500,772,945	—
Foreign Government Bonds	—	234,591,352	—
U.S. Government Agency Obligations	—	43,349,397	—
U.S. Treasury Obligations	—	558,824,610	—
Affiliated Money Market Mutual Fund	729,804,231	—	—
Other Financial Instruments*
Financial Futures Contracts	12,082	—	—
Foreign Forward Currency Contracts	—	4,238,938	—
Total Return Swaps	—	(77,254)	—

Total	$2,633,068,116	$2,253,410,267	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchage-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (5.9% represents
investments purchased with collateral from securities on loan)	15.7%
U.S. Treasury Obligations	12.0
Banks	7.5
Foreign Government Bonds	5.0
Oil, Gas & Consumable Fuels	4.1
Insurance	3.9
Pharmaceuticals	3.7
Media	2.6
Technology Hardware, Storage & Peripherals	2.4
Diversified Telecommunication Services	2.3
Food & Staples Retailing	2.2
Software	2.2
Food Products	2.1
Electric Utilities	2.0
IT Services	2.0
Semiconductors & Semiconductor Equipment	2.0
Health Care Providers & Services	1.8
Chemicals	1.5
Biotechnology	1.5
Hotels, Restaurants & Leisure	1.3
Specialty Retail	1.3
Road & Rail	1.1
Machinery	1.1
Diversified Financial Services	1.0
Capital Markets	1.0
Beverages	1.0
Multi-Utilities	1.0
Household Durables	1.0
U.S. Government Agency Obligations	0.9
Electronic Equipment, Instruments & Components	0.9
Trading Companies & Distributors	0.9
Auto Components	0.9
Aerospace & Defense	0.9
Airlines	0.9
Automobiles	0.8
Internet Software & Services	0.8

Household Products	0.8%
Metals & Mining	0.7
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Health Care Equipment & Supplies	0.6
Communications Equipment	0.6
Industrial Conglomerates	0.5
Wireless Telecommunication Services	0.5
Tobacco	0.5
Commercial Services & Supplies	0.4
Containers & Packaging	0.4
Consumer Finance	0.4
Paper & Forest Products	0.4
Electrical Equipment	0.4
Air Freight & Logistics	0.4
Real Estate Investment Trusts (REITs)	0.4
Energy Equipment & Services	0.3
Gas Utilities	0.3
Professional Services	0.2
Thrifts & Mortgage Finance	0.2
Construction & Engineering	0.2
Real Estate Management & Development	0.2
Independent Power & Renewable Electricity Producers	0.2
Marine	0.2
Construction Materials	0.2
Personal Products	0.2
Building Products	0.2
Diversified Consumer Services	0.2
Leisure Products	0.2
Transportation Infrastructure	0.1
Life Sciences Tools & Services	0.1
Internet & Catalog Retail	0.1
Health Care Technology	0.1

104.9
Liabilities in excess of other assets	(4.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker —variation margin futures	$3,319,922	*	Due from/to broker — variation margin futures	$1,084,491	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	4,238,938		—	—
Equity contracts	Unaffiliated investments	103,886		Unrealized depreciation on over-the-counter swap agreements	77,254
Equity contracts	Due from/to broker — variation margin futures	9,715,744	*	Due from/to broker — variation margin futures	11,939,093	*

Total		$17,378,490			$13,100,838

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$14,435,231	$—	$—	$14,435,231
Foreign exchange contracts	—	—	—	17,832,505	17,832,505
Equity contracts	153,115	(10,815,912)	(15,806,792)	—	(26,469,589)

Total	$153,115	$3,619,319	$(15,806,792)	$17,832,505	$5,798,147

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$3,889,229	$—	$—	$3,889,229
Foreign exchange contracts	—	—	—	1,936,166	1,936,166
Equity contracts	(7,068)	(10,635,382)	67,447	—	(10,575,003)

Total	$(7,068)	$(6,746,153)	$67,447	$1,936,166	$(4,749,608)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Total Return Swap Agreements(4)
$746,520,989	$131,740,160	$9,695,343	$180,823,072	$46,964,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of New York Mellon	$4,238,938	$—	$—	$4,238,938
UBS AG	—	—	—	—

	$4,238,938

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of New York Mellon	$—	$—	$—	$—
UBS AG	(77,254)	—	8,850	(68,404)

	$(77,254)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST RCM WORLD TRENDS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $268,541,267:
Unaffiliated investments (cost $3,861,910,715)	$4,152,500,386
Affiliated investments (cost $729,804,231)	729,804,231
Cash.	1,812,324
Foreign currency, at value (cost $12,637,547)	12,401,712
Deposit with broker	23,387,342
Dividends and interest receivable	15,416,118
Receivable for investments sold	12,183,400
Unrealized appreciation on foreign currency forward contracts	4,238,938
Tax reclaim receivable	2,949,207
Receivable for fund share sold	124,934
Prepaid expenses	37,068

Total Assets	4,954,855,660

LIABILITIES:
Payable to broker for collateral for securities on loan	276,161,567
Payable for investments purchased	19,566,471
Due to broker-variation margin futures	1,921,739
Advisory fees payable	1,322,217
Accrued expenses and other liabilities	462,920
Payable for fund share repurchased	166,447
Unrealized depreciation on over-the-counter swap agreements	77,254
Distribution fee payable	77,039
Affiliated transfer agent fee payable	361

Total Liabilities	299,756,015

NET ASSETS	$4,655,099,645

Net assets were comprised of:
Paid-in capital	$3,714,490,558
Retained earnings	940,609,087

Net assets, December 31, 2014	$4,655,099,645

Net asset value and redemption price per share, $4,655,099,645 / 385,797,758 outstanding shares of beneficial interest	$12.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $3,450,517 foreign withholding tax)	$67,898,743
Interest income	31,232,549
Affiliated income from securities lending, net	1,084,705
Affiliated dividend income	682,983

100,898,980

EXPENSES
Advisory fees	41,657,165
Distribution fee	4,575,241
Custodian and accounting fees	971,000
Insurance expenses	56,000
Trustees’ fees	46,000
Audit fee	42,000
Legal fees and expenses	18,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Commitment fee on syndicated credit agreement	7,000
Miscellaneous	61,379

Total expenses	47,453,785
Less: advisory fee waivers and/or expense reimbursement	(1,569,002)

Net expenses	45,884,783

NET INVESTMENT INCOME	55,014,197

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	58,508,970
Futures transactions	3,619,319
Swap agreements transactions	(15,806,792)
Foreign currency transactions	20,233,763

66,555,260

Net change in unrealized appreciation (depreciation) on:
Investments	104,947,817
Futures	(6,746,153)
Swap agreements.	67,447
Foreign currencies	1,311,738

99,580,849

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	166,136,109

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$221,150,306

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$55,014,197	$30,066,420
Net realized gain on investment and foreign currency transactions	66,555,260	379,413,661
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	99,580,849	70,882,783

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	221,150,306	480,362,864

FUND SHARE TRANSACTIONS:
Fund share sold [12,828,534 and 61,339,942 shares, respectively]	151,517,785	651,419,263
Fund share repurchased [14,933,595 and 27,614,147 shares, respectively]	(174,894,137)	(291,337,872)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(23,376,352)	360,081,391

TOTAL INCREASE IN NET ASSETS	197,773,954	840,444,255
NET ASSETS:
Beginning of year	4,457,325,691	3,616,881,436

End of year	$4,655,099,645	$4,457,325,691

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 66.5%
COMMON STOCKS — 26.7%	Shares	Value (Note 2)
Australia — 0.8%
Adelaide Brighton Ltd.	144,321	$418,179
Ausdrill Ltd.(a)	170,325	54,177
Beach Energy Ltd.	410,937	348,456
BHP Billiton Ltd.	122,515	2,896,578
BHP Billiton PLC	317,386	6,802,022
Brambles Ltd.	665,975	5,736,864
Cabcharge Australia Ltd.	97,616	361,263
Cardno Ltd.(a)	47,923	132,704
Collection House Ltd.	167,838	283,772
Commonwealth Bank of Australia	23,208	1,612,463
Decmil Group Ltd.	86,190	102,516
Downer EDI Ltd.	141,797	541,877
Evolution Mining Ltd.	296,932	153,966
Fleetwood Corp. Ltd.(a)	24,599	34,045
Flight Centre Travel Group Ltd.	19,822	524,708
iiNET Ltd.	55,668	355,715
JB Hi-Fi Ltd.(a)	18,601	238,709
MACA Ltd.	178,796	124,074
Macmahon Holdings Ltd.*	206,784	12,155
Macquarie Group Ltd.	40,078	1,889,952
Medusa Mining Ltd.*	327,310	171,036
Metcash Ltd.	348,580	525,340
Mineral Resources Ltd.	109,184	668,171
MMG Ltd.	624,000	192,189
Monadelphous Group Ltd.(a)	70,083	533,005
Myer Holdings Ltd.(a)	87,911	99,614
NRW Holdings Ltd.	77,988	22,710
Orica Ltd.	60,133	921,453
PanAust Ltd.	353,068	402,481
Primary Health Care Ltd.	187,765	718,439
Programmed Maintenance Services Ltd.	54,249	113,182
RCR Tomlinson Ltd.	69,790	125,265
Resolute Mining Ltd.*	229,480	48,874
Scentre Group, REIT*	208,142	589,702
Skilled Group Ltd.	182,475	220,656
Super Retail Group Ltd.(a)	53,771	312,482
Telstra Corp. Ltd.	740,850	3,596,699
Thorn Group Ltd.	100,550	254,304
Woodside Petroleum Ltd.	73,714	2,279,776
Woolworths Ltd.	128,411	3,190,964
WorleyParsons Ltd.	48,670	398,678

		38,009,215

Austria — 0.1%
EVN AG	8,087	97,857
Mayr Melnhof Karton AG	2,196	228,526
Oesterreichische Post AG	29,105	1,422,127
OMV AG	17,774	471,959
Raiffeisen Bank International AG	19,397	296,387

		2,516,856

Belgium — 0.3%
Ageas	38,092	1,354,372
AGFA-Gevaert NV*	244,977	619,550
Anheuser-Busch InBev NV	6,036	679,301
Barco NV	3,481	244,596
Belgacom SA	41,862	1,518,904
Colruyt SA	30,739	1,429,043
Melexis NV	6,115	276,701

COMMON STOCKS (continued)	Shares	Value (Note 2)
Belgium (continued)
UCB SA	75,276	$5,723,808

		11,846,275

Brazil — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	78,600	494,394
Cia Energetica de Minas Gerais, ADR	84,498	419,955
EcoRodovias Infraestrutura e Logistica SA	41,100	164,821
Eternit SA	39,000	47,683
Souza Cruz SA	55,300	401,925
Transmissora Alianca de Energia Eletrica SA, UTS	56,600	401,153
Vale SA	141,600	1,167,127

		3,097,058

Cambodia
NagaCorp Ltd.	528,000	430,270

Canada — 0.7%
Amerigo Resources Ltd.*	61,000	14,176
Bank of Montreal	21,726	1,536,790
Bank of Nova Scotia (The)	28,614	1,633,151
BCE, Inc.	39,444	1,808,897
Canadian Imperial Bank of Commerce	20,204	1,736,243
Centerra Gold, Inc.	94,100	489,210
Corus Entertainment, Inc. (Class B Stock)	28,000	553,107
Genworth MI Canada, Inc.	40,700	1,295,478
Great-West Lifeco, Inc.	31,000	896,273
IAMGOLD Corp.*	96,500	260,811
Magna International, Inc.	15,300	1,657,873
Medical Facilities Corp.	67,200	1,064,858
Morguard Real Estate Investment Trust, REIT	5,500	85,970
National Bank of Canada	14,378	611,851
Nevsun Resources Ltd.	106,800	411,830
North West Co., Inc. (The)	3,200	72,164
Power Corp. of Canada	35,005	956,928
Power Financial Corp.	13,600	423,522
Rogers Communications, Inc. (Class B Stock)	64,900	2,523,268
Royal Bank of Canada	25,732	1,777,187
Shaw Communications, Inc. (Class B Stock)	82,400	2,223,481
Teck Resources Ltd. (Class B Stock)	77,600	1,060,671
Toronto-Dominion Bank (The)	140,499	6,712,945
Torstar Corp. (Class B Stock)	13,100	73,517
Transcontinental, Inc. (Class A Stock)	50,300	716,963
Yellow Media Ltd.*(a)	23,738	400,060

		30,997,224

Chile
Administradora de Fondos de Pensiones Habitat SA	203,366	305,052
Inversiones Aguas Metropolitanas SA	158,731	245,883

		550,935

China — 0.5%
361 Degrees International Ltd.	478,000	127,710
Alibaba Group Holding Ltd., ADR*(a)	32,900	3,419,626
Bank of China Ltd. (Class H Stock)	986,000	553,412
Bank of Communications Co. Ltd. (Class H Stock)	884,000	821,916

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Baoye Group Co. Ltd. (Class H Stock)	296,000	$173,676
Brilliance China Automotive Holdings Ltd.	2,372,000	3,797,842
Changyou.com Ltd., ADR*	9,500	259,920
China BlueChemical Ltd. (Class H Stock)	734,000	259,600
China Construction Bank Corp. (Class H Stock)	1,214,000	991,574
China Lilang Ltd.	165,000	103,511
China Lumena New Materials Corp.*	1,222,000	98,867
China Mobile Ltd.	157,000	1,838,901
China Shenhua Energy Co. Ltd. (Class H Stock)	368,000	1,085,936
China Taifeng Beddings Holdings Ltd.*	242,000	38,385
China Travel International Investment Hong Kong Ltd.	652,000	225,254
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	224,000	138,973
CNOOC Ltd. (Class H Stock)	1,422,000	1,922,785
Geely Automobile Holdings Ltd.	910,000	287,719
Guangdong Investment Ltd.	1,298,000	1,690,573
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,583,000	1,155,894
Jiangsu Expressway Co. Ltd. (Class H Stock)	486,000	578,638
Jiangxi Copper Co. Ltd. (Class H Stock)	110,000	187,751
Jingwei Textile Machinery (Class H Stock)	152,000	176,018
NetEase, Inc., ADR	4,376	433,837
Pacific Online Ltd.	279,000	129,885
Peak Sport Products Co. Ltd.	416,000	114,844
Qingling Motors Co. Ltd. (Class H Stock)	298,000	98,761
Shenguan Holdings Group Ltd.	696,000	229,425
Shougang Fushan Resources Group Ltd.	2,076,000	452,430
Yangzijiang Shipbuilding Holdings Ltd.	1,229,000	1,113,738
Zhejiang Expressway Co. Ltd. (Class H Stock)	814,000	942,663

		23,450,064

Colombia
Ecopetrol SA, ADR(a)	36,300	621,456

Cyprus
Globaltrans Investment PLC, GDR	38,511	190,760

Czech Republic
CEZ A/S	54,073	1,388,481
Komercni Banka A/S	1,484	305,409

		1,693,890

Denmark — 0.1%
A.P. Moeller-Maersk A/S (Class B Stock)	842	1,674,698
TDC A/S	162,131	1,236,558

		2,911,256

Finland — 0.4%
Elisa OYJ	16,606	453,262
Fortum OYJ	71,951	1,562,172
F-Secure OYJ	157,752	429,499
Nokia OYJ	1,040,418	8,228,488
Nokian Renkaat OYJ	31,789	775,449
Orion OYJ (Class B Stock)	59,632	1,854,589
Ramirent OYJ	31,087	240,973
Sampo OYJ (Class A Stock)	37,934	1,775,862
Stora Enso OYJ (Class R Stock)	48,366	432,440

COMMON STOCKS (continued)	Shares	Value (Note 2)
Finland (continued)
Tieto OYJ	19,202	$497,621
Tikkurila OYJ	51,658	902,231
UPM-Kymmene OYJ	46,943	769,312

		17,921,898

France — 1.6%
Altamir	5,758	71,904
AXA SA	59,699	1,375,650
BNP Paribas SA	100,045	5,906,079
Boiron SA	2,504	211,547
Christian Dior SA	9,808	1,678,527
Cie Generale des Etablissements Michelin	21,659	1,955,092
CNP Assurances	39,040	692,109
Credit Agricole SA	28,654	369,882
Essilor International SA	75,982	8,473,482
Euler Hermes Group	9,355	968,723
FFP*	1,026	62,063
GDF Suez	66,576	1,552,492
Imerys SA	5,898	433,922
Kering	32,302	6,207,509
Legrand SA	53,789	2,821,679
Metropole Television SA	75,039	1,414,457
Neopost SA(a)	8,867	505,844
Plastic Omnium SA	16,846	457,165
Safran SA	144,219	8,897,607
Sanofi	98,232	8,955,881
Schneider Electric SE	112,741	8,210,863
Societe d’Edition de Canal +	4,812	34,063
Societe Generale SA	35,595	1,489,661
Suez Environnement Co.	357,684	6,232,022
Thales SA	6,060	327,890
Total Gabon	73	26,141
Valeo SA	16,753	2,084,585
Vinci SA	48,728	2,660,679

		74,077,518

Germany — 1.4%
Allianz SE	4,844	802,296
BASF SE	23,553	1,975,652
Bayer AG	56,528	7,705,265
Bayerische Motoren Werke AG	41,396	4,467,396
Bertrandt AG	6,156	849,537
Bijou Brigitte AG	2,078	127,384
Commerzbank AG*	21,089	276,617
Continental AG	49,909	10,526,973
Deutsche Bank AG	11,001	329,419
Deutsche Lufthansa AG	120,522	1,997,171
Duerr AG	9,582	842,069
E.ON SE	93,019	1,589,856
GEA Group AG	163,453	7,186,422
Hannover Rueck SE	25,247	2,277,573
HeidelbergCement AG	81,113	5,724,964
Hornbach Baumarkt AG	4,162	151,327
HUGO BOSS AG	5,951	727,997
K+S AG	33,445	922,923
Muenchener Rueckversicherungs- Gesellschaft AG	3,753	747,365
ProSiebenSat.1 Media AG	86,938	3,632,569
RTL Group SA	17,452	1,664,159
RWE AG	46,660	1,440,149

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Germany (continued)
SAP SE	95,587	$6,674,702
Stada Arzneimittel AG	54,269	1,646,675
Suedzucker AG(a)	28,776	413,737

		64,700,197

Greece
Metka SA	11,104	112,901

Guernsey
Tetragon Financial Group Ltd.	36,245	355,201

Hong Kong — 1.0%
AIA Group Ltd.	1,448,400	7,988,603
Allied Properties HK Ltd.	354,000	71,112
Asian Citrus Holdings Ltd.*	568,376	59,796
Bank of East Asia Ltd.	257,400	1,033,724
BOC Hong Kong Holdings Ltd.	507,000	1,689,395
Champion REIT	482,000	223,762
Cheung Kong Holdings Ltd.	69,000	1,155,531
Cheung Kong Infrastructure Holdings Ltd.	198,000	1,456,046
CLP Holdings Ltd.	141,500	1,225,306
Dah Sing Banking Group Ltd.	427,600	683,568
Dah Sing Financial Holdings Ltd.	126,400	734,211
Dan Form Holdings Co. Ltd.*	367,000	40,986
Dickson Concepts International Ltd.	63,500	31,348
Emperor Entertainment Hotel Ltd.	105,000	25,280
Emperor International Holdings Ltd.	736,000	159,797
Giordano International Ltd.	1,106,000	489,238
Great Eagle Holdings Ltd.	60,097	195,005
Hang Seng Bank Ltd.	80,500	1,337,948
Henderson Land Development Co. Ltd.	84,700	588,688
Hongkong & Shanghai Hotels (The)	84,500	125,139
Hongkong Land Holdings Ltd.	746,000	5,013,120
Hopewell Highway Infrastructure Ltd.	7,650	3,833
Hopewell Holdings Ltd.	153,000	556,940
Huabao International Holdings Ltd.	554,000	451,476
Hysan Development Co. Ltd.	128,000	568,065
Jardine Strategic Holdings Ltd.	184,000	6,292,800
Kerry Properties Ltd.	148,500	535,712
Kowloon Development Co. Ltd.	113,000	131,904
Lai Sun Development Co. Ltd.	2,336,000	52,829
Lifestyle International Holdings Ltd.	412,000	867,072
Link REIT (The), REIT	64,500	403,819
New World Development Co. Ltd.	227,000	260,598
Pacific Textile Holdings Ltd.	603,000	799,371
Ports Design Ltd.*	169,000	51,432
Power Assets Holdings Ltd.	225,000	2,175,303
Real Nutriceutical Group Ltd.	808,000	209,560
Regal Hotels International Holdings Ltd.	78,000	51,338
Samson Holding Ltd.	363,000	50,609
Sands China Ltd.	301,200	1,466,285
Sino Land Co. Ltd.	394,000	632,490
Sitoy Group Holdings Ltd.	184,000	148,720
SJM Holdings Ltd.	130,000	205,516
Soundwill Holdings Ltd.	28,000	43,883
Sun Hung Kai Properties Ltd.	61,000	924,177
SUNeVision Holdings Ltd.	513,000	159,829
Sunlight Real Estate Investment Trust, REIT	513,000	231,330
Swire Pacific Ltd. (Class A Stock)	67,000	869,692
Swire Properties Ltd.	204,600	602,018
Television Broadcasts Ltd.	88,000	512,364

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Truly International Holdings Ltd.	812,000	$324,763
VTech Holdings Ltd.	50,700	727,027
Wharf Holdings Ltd. (The)	126,000	904,565
Wheelock & Co. Ltd.	130,000	603,582

		46,146,505

Hungary
MOL Hungarian Oil & Gas PLC	7,092	311,256

Indonesia — 0.1%
Perusahaan Gas Negara Persero Tbk PT	1,645,500	796,295
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	2,059,000	313,345
Telekomunikasi Indonesia Persero Tbk PT	5,037,000	1,157,647
United Tractors Tbk PT	716,000	999,969

		3,267,256

Ireland
Smurfit Kappa Group PLC	19,217	432,161

Israel — 0.3%
Babylon Ltd.	11,989	5,658
Bank Hapoalim BM	266,023	1,250,874
Bank Leumi Le-Israel BM*	386,104	1,319,013
Bezeq Israeli Telecommunication Corp. Ltd.	1,160,552	2,058,605
Check Point Software Technologies Ltd.*(a)	78,066	6,133,646
Delek Automotive Systems Ltd.	50,624	449,843
First International Bank of Israel Ltd.	9,796	125,230
Israel Discount Bank Ltd. (Class A Stock)*	284,024	453,459
Ituran Location and Control Ltd.	19,971	438,085
Migdal Insurance & Financial Holding Ltd.	424,031	504,919
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	5,184	189,972
Teva Pharmaceutical Industries Ltd., ADR	7,700	442,827
Union Bank of Israel*	10,655	35,239

		13,407,370

Italy — 0.2%
ASTM SpA	38,866	449,091
Banca Popolare dell’Etruria e del Lazio*(a)	59,346	27,832
Danieli & C Officine Meccaniche SpA	10,005	248,143
Enel SpA	43,659	194,611
Eni SpA	64,189	1,124,369
Intesa Sanpaolo SpA	2,169,025	6,292,146
Mediobanca SpA	119,022	967,119
Recordati SpA	111,062	1,721,838
Reply SpA	2,013	147,467

		11,172,616

Japan — 3.5%
77 Bank Ltd. (The)	49,000	257,519
Achilles Corp.	48,000	59,001
ADEKA Corp	12,500	147,973
Aeon Co. Ltd.	186,000	1,869,206
Aichi Steel Corp.	27,000	94,645
Ain Pharmaciez, Inc.	2,800	80,288
Aisan Industry Co. Ltd.	12,700	108,649
Aisin Seiki Co. Ltd.	30,000	1,077,853
Aizawa Securities Co. Ltd.	11,600	62,548
Alpine Electronics, Inc.	10,400	170,739
Amano Corp.	41,400	424,350
Amuse, Inc.	10,300	298,450

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
ANA Holdings, Inc.	766,000	$1,894,036
Aoyama Trading Co. Ltd.	13,500	294,974
Arisawa Manufacturing Co. Ltd.	7,900	57,414
Asahi Broadcasting Corp.	14,300	108,081
Asahi Holdings, Inc.	25,200	388,419
Asahi Kasei Corp.	30,000	273,673
Asante, Inc.	24,300	258,207
Asax Co. Ltd.	16,900	198,599
Astellas Pharma, Inc.	378,400	5,268,124
Atsugi Co. Ltd.	74,000	70,581
Autobacs Seven Co. Ltd.	26,700	377,774
Avex Group Holdings, Inc.	9,100	148,826
Awa Bank Ltd. (The)	98,000	524,026
Bank of Iwate Ltd. (The)	1,100	47,308
Bank of Kochi Ltd. (The)	66,000	87,010
Bank of Kyoto Ltd. (The)	18,000	150,473
Bank of Okinawa Ltd. (The)	1,100	44,817
Bank of the Ryukyus Ltd.	4,900	69,071
BML, Inc.	37,800	1,004,516
Bridgestone Corp.	307,200	10,654,294
Brother Industries Ltd.	33,800	612,705
Bunka Shutter Co. Ltd.	26,000	209,823
Canon, Inc.	134,900	4,287,629
Central Japan Railway Co.	11,600	1,738,565
Chiba Bank Ltd. (The)	59,000	386,621
Chiba Kogyo Bank Ltd. (The)	5,500	38,223
Chori Co. Ltd.	8,000	124,368
Chudenko Corp.	16,900	261,177
Chugoku Bank Ltd. (The)	18,000	245,357
Chugoku Marine Paints Ltd.	14,000	118,144
Cleanup Corp.	7,400	53,706
Corona Corp.	11,200	109,348
Dai Nippon Printing Co. Ltd.	17,000	153,111
Daihatsu Diesel Manufacturing Co. Ltd.	19,000	144,113
Daihatsu Motor Co. Ltd.	56,000	731,407
Daiichikosho Co. Ltd.	46,700	1,266,188
Daikin Industries Ltd.	74,800	4,796,481
Daikoku Denki Co. Ltd.	4,100	60,874
Daikokutenbussan Co. Ltd.	1,900	54,549
Dainichi Co. Ltd.	6,700	43,603
Daishi Bank Ltd. (The)	67,000	222,384
Daishinku Corp.	14,000	42,515
Daiwa Industries Ltd.	34,000	212,750
Danto Holdings Corp.*	34,000	43,146
Dena Co. Ltd.(a)	25,100	299,830
Doshisha Co. Ltd.	12,400	175,088
Dr. Ci:Labo Co. Ltd.	10,400	355,170
Duskin Co. Ltd.	16,700	245,233
Dynam Japan Holdings Co. Ltd.	413,200	810,581
Eighteenth Bank Ltd. (The)	43,000	120,008
Eisai Co. Ltd.	47,500	1,836,976
Elecom Co. Ltd.	19,900	395,488
Exedy Corp.	13,300	320,196
FamilyMart Co. Ltd.	22,400	843,670
Fields Corp.	19,200	238,086
FJ Next Co. Ltd.	14,400	65,766
Fuji Kiko Co. Ltd.	37,000	172,972
Fuji Kosan Co. Ltd.	8,900	44,609
FUJIFILM Holdings Corp.	32,500	991,691
Fujikura Kasei Co. Ltd.	8,100	39,434

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Fujimori Kogyo Co. Ltd.	3,100	$86,492
Fujishoji Co. Ltd.	10,700	136,883
Fujitsu General Ltd.	94,000	905,666
Fukuda Denshi Co. Ltd.	4,000	202,410
Fukushima Industries Corp.	18,900	302,369
Funai Electric Co. Ltd.	6,800	81,157
Futaba Corp.	9,200	133,479
Fuyo General Lease Co. Ltd.	4,800	165,724
Gendai Agency, Inc.	9,600	53,925
Geo Holdings Corp.	20,000	160,024
Gree, Inc.(a)	45,000	270,892
Gunma Bank Ltd. (The)	50,000	324,476
Gunze Ltd.	46,000	118,949
Hachijuni Bank Ltd. (The)	139,000	892,880
Hakuhodo DY Holdings, Inc.	16,300	155,990
Hamakyorex Co. Ltd.	1,900	58,514
Hankyu Hanshin Holdings, Inc.	122,000	654,420
Happinet Corp.	9,200	114,514
Hazama Ando Corp.	53,100	341,351
Heiwa Corp.	7,600	151,429
Higo Bank Ltd. (The)	71,000	376,049
HI-LEX Corp.	7,100	195,868
Hirano Tecseed Co. Ltd.	4,800	35,174
Hitachi Ltd.	860,000	6,347,459
Hokkoku Bank Ltd. (The)	30,000	96,181
Hyakugo Bank Ltd. (The)	50,000	206,280
Hyakujushi Bank Ltd. (The)	50,000	163,328
Ichirokudo Co. Ltd.	7,500	27,388
Imasen Electric Industrial	2,000	27,942
Inaba Denki Sangyo Co. Ltd.	17,100	552,111
Inabata & Co. Ltd.	5,100	45,835
Infocom Corp.	7,400	55,356
Inpex Corp.	128,400	1,429,473
Isuzu Motors Ltd.	67,000	816,081
ITOCHU Corp.	59,900	639,438
Itochu Enex Co. Ltd.	23,700	167,093
Itochu-Shokuhin Co. Ltd.	1,200	37,625
Iwatsu Electric Co. Ltd.	50,000	39,327
Iyo Bank Ltd. (The)	87,000	942,275
J Trust Co. Ltd.	15,500	136,146
Japan Digital Laboratory Co. Ltd.	26,700	358,728
Japan Foundation Engineering Co. Ltd.	15,500	50,646
Japan Petroleum Exploration Co. Ltd.	18,000	565,510
Juroku Bank Ltd. (The)	67,000	237,144
JVC Kenwood Corp.*	26,600	57,854
JX Holdings, Inc.	86,500	336,624
Kagoshima Bank Ltd. (The)	79,000	495,775
Kandenko Co. Ltd.	51,000	292,701
Kanematsu Corp.	209,000	297,593
Kanematsu Electronics Ltd.	6,000	85,382
Kato Sangyo Co. Ltd.	9,500	178,957
Kawagishi Bridge Works Co. Ltd.	9,000	31,836
KDDI Corp.	45,600	2,864,777
Keihin Corp.	15,700	233,029
Keiyo Bank Ltd. (The)	63,000	351,576
Kimoto Co. Ltd.	17,200	43,662
Kinden Corp.	42,000	424,229
Konaka Co. Ltd.	4,900	25,399
Konishi Co. Ltd.	22,500	356,268
Kubota Corp.	480,000	6,967,094

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Kura Corp.	3,900	$109,785
Kuroda Electric Co. Ltd.	15,900	219,142
Lawson, Inc.	20,800	1,256,905
LEC, Inc.	4,900	51,874
Lintec Corp.	40,300	890,829
Lonseal Corp.*	46,000	54,483
Maeda Road Construction Co. Ltd.	17,000	252,164
Marubeni Corp.	171,000	1,023,158
Matsuda Sangyo Co. Ltd.	10,600	114,745
Megachips Corp.	4,500	53,461
Meiko Network Japan Co. Ltd.	5,600	56,940
MID Reit, Inc., REIT	28	70,392
Ministop Co. Ltd.	6,400	84,928
Miraca Holdings, Inc.	32,400	1,393,812
Mirait Holdings Corp.	32,300	366,468
Mitani Corp.	5,200	119,283
Mitsubishi Motors Corp.	118,000	1,077,985
Mitsubishi UFJ Financial Group, Inc.	127,000	697,767
Mitsuboshi Belting Co. Ltd.	7,000	51,439
Mitsui & Co. Ltd.	118,300	1,584,408
Mitsui Matsushima Co. Ltd.	102,000	107,564
Miyazaki Bank Ltd. (The)	11,000	34,338
Mizuho Financial Group, Inc.	208,900	350,180
Mochida Pharmaceutical Co. Ltd.	18,600	1,006,959
Moonbat Co. Ltd.	19,000	30,304
MTI Ltd.	33,200	345,390
Musashino Bank Ltd. (The)	3,200	106,357
Nabtesco Corp.	225,300	5,445,197
NAC Co. Ltd.	12,700	119,844
Nagoya Railroad Co. Ltd.	184,000	685,073
Namura Shipbuilding Co. Ltd.	11,500	123,863
Neturen Co. Ltd.	28,500	189,796
Nexon Co. Ltd.	61,400	572,378
NHK Spring Co. Ltd.	58,000	504,679
Nichirin Co. Ltd.	11,880	142,205
NIFTY Corp.	8,900	98,151
Nihon Parkerizing Co. Ltd.	28,000	638,821
Nikon Corp.	19,000	252,451
Nippon Electric Glass Co. Ltd.	136,000	611,970
Nippon Hume Corp.	9,000	68,282
Nippon Konpo Unyu Soko Co. Ltd.	800	11,711
Nippon Pillar Packing Co. Ltd.	24,000	182,022
Nippon Piston Ring Co. Ltd.	31,000	63,471
Nippon Road Co. Ltd. (The)	14,000	69,005
Nippon Seiki Co. Ltd.	20,000	452,804
Nippon Telegraph & Telephone Corp.	57,300	2,927,034
Nippon Yusen KK	574,000	1,621,268
Nishi-Nippon City Bank Ltd. (The)	54,000	155,377
Nisshin Fudosan Co.	19,600	79,859
Nissin Kogyo Co. Ltd.	70,600	980,519
Nittetsu Mining Co. Ltd.	30,000	105,795
Nitto Kogyo Corp.	23,400	454,837
Nittoc Construction Co. Ltd.	14,600	61,795
Nojima Corp.	6,900	80,656
North Pacific Bank Ltd.	36,900	142,455
NTT DoCoMo, Inc.	130,000	1,893,198
Ogaki Kyoritsu Bank Ltd. (The)	21,000	63,318
Ohara, Inc.	4,200	19,893
Oita Bank Ltd. (The)	52,000	183,644
Oji Holdings Corp.	188,000	672,643

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
ORIX Corp.	94,800	$1,192,849
Otsuka Holdings Co. Ltd.	82,600	2,476,449
Otsuka Kagu Ltd.	5,600	46,778
Pal Co. Ltd.	5,900	161,271
Press Kogyo Co. Ltd.	24,000	84,949
Renown, Inc.*	35,900	33,655
Rhythm Watch Co. Ltd.	43,000	54,465
Ricoh Leasing Co. Ltd.	8,900	229,520
Right On Co. Ltd.	6,200	38,207
Riken Corp.	35,000	131,847
Sakai Chemical Industry Co. Ltd.	21,000	66,272
San-A Co. Ltd.	29,900	1,010,329
San-In Godo Bank Ltd. (The)	91,000	684,270
Sanki Engineering Co. Ltd.	24,000	160,873
Sanoh Industrial Co. Ltd.	6,900	43,282
Sanyo Housing Nagoya Co. Ltd.	4,700	49,632
Seino Holdings Co. Ltd.	47,000	473,741
Sekisui Chemical Co. Ltd.	688,000	8,277,310
Sekisui Jushi Corp.	21,000	279,678
Shiga Bank Ltd. (The)	14,000	74,583
Shimachu Co. Ltd.	13,200	319,918
Shin-Etsu Polymer Co. Ltd.	111,200	460,134
Showa Corp.	30,700	283,587
Showa Shell Sekiyu KK	107,000	1,053,999
Sinko Industries Ltd.	16,700	159,152
Sintokogio Ltd.	5,800	39,403
SMC Corp.	32,100	8,417,393
SNT Corp.	11,900	50,626
Sony Financial Holdings, Inc.	79,900	1,176,537
SRA Holdings, Inc.	5,700	68,338
St. Marc Holdings Co. Ltd.	3,000	172,188
Sumitomo Densetsu Co. Ltd.	18,100	223,752
Sumitomo Forestry Co. Ltd.	28,900	282,630
Sumitomo Metal Mining Co. Ltd.	33,000	492,192
Sumitomo Mitsui Financial Group, Inc.	269,800	9,754,005
T&D Holdings, Inc.	33,000	395,599
Tachi-S Co. Ltd.	6,500	89,295
Taihei Dengyo Kaisha Ltd.	15,000	114,504
Takamatsu Construction Group Co. Ltd.	2,200	44,450
Taka-Q Ltd.	16,500	30,528
Takara Standard Co. Ltd.	31,000	224,344
Takiron Co. Ltd.	30,000	133,436
TBK Co. Ltd.	17,000	95,171
Teikoku Sen-I Co. Ltd. (Class I Stock)	42,900	955,271
Tenma Corp.	4,100	54,282
TKC Corp.	5,000	82,219
TOA ROAD Corp.	29,000	111,438
Toagosei Co. Ltd.	101,000	400,647
Tochigi Bank Ltd. (The)	29,000	128,515
Tokai Carbon Co. Ltd.	41,000	119,757
Tokai Corp.	6,400	191,432
Tokai Rika Co. Ltd.	30,300	636,028
Token Corp.	850	34,295
Tokyo Energy & Systems, Inc.	8,000	57,956
Tomoe Engineering Co. Ltd.	8,800	126,260
Toppan Forms Co. Ltd.	19,300	193,718
Toppan Printing Co. Ltd.	29,000	188,426
Topy Industries Ltd.	49,000	96,523
Towa Bank Ltd. (The)	51,000	43,102
Toyo Ink SC Holdings Co. Ltd.	39,000	191,378

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Toyo Kohan Co. Ltd	14,000	$74,285
Toyo Machinery & Metal Co. Ltd.	11,900	44,109
Toyo Seikan Group Holdings Ltd.	24,800	308,054
Toyoda Gosei Co. Ltd.	15,300	307,748
Transcosmos, Inc.	12,500	206,071
TS Tech Co. Ltd.	22,600	528,585
Tsukada Global Holdings, Inc.	30,600	208,954
Unipres Corp.	19,100	312,897
Universal Entertainment Corp.	7,100	106,122
Utoc Corp.	15,400	71,582
Vital KSK Holdings, Inc.	5,100	38,356
Wakita & Co. Ltd.	27,000	253,189
Warabeya Nichiyo Co. Ltd.	7,200	121,126
Yahoo! Japan Corp.	266,100	953,682
Yamaguchi Financial Group, Inc.	13,000	133,603
Yamanashi Chuo Bank Ltd. (The)	10,000	40,470
Yamazen Corp.	49,900	354,571
Yellow Hat Ltd.	7,600	155,412
Yodogawa Steel Works Ltd.	11,000	40,915
Zappallas, Inc.	10,900	53,865
Zojirushi Corp.	32,000	198,293

		160,345,137

Kazakhstan
KazMunaiGas Exploration Production JSC, GDR	21,541	303,573
KCell JSC, GDR	36,870	331,830

		635,403

Liechtenstein
VP Bank AG.	458	39,157

Luxembourg — 0.1%
ArcelorMittal	20,756	227,401
Millicom International Cellular SA, SDR	29,071	2,154,019

		2,381,420

Malaysia
Berjaya Sports Toto Bhd	144,074	144,384
KLCCP Stapled Group	145,700	279,607
Padini Holdings Bhd	192,100	79,941

		503,932

Mexico
Grupo Financiero Banorte SAB de CV (Class O Stock)	428,033	2,355,759

Netherlands — 0.4%
Arcadis NV	4,891	146,694
Atrium European Real Estate Ltd.*	6,865	33,976
Heineken Holding NV	10,677	668,398
ING Groep NV, CVA*	25,370	327,773
Koninklijke Ahold NV	40,661	722,664
Royal Dutch Shell PLC (Class A Stock), (XEQT)	392,802	13,091,794
Royal Dutch Shell PLC (Class A Stock), (XLON)	62,568	2,088,079
Royal Dutch Shell PLC (Class B Stock)	46,197	1,596,158
Sligro Food Group NV	5,844	220,986

		18,896,522

COMMON STOCKS (continued)	Shares	Value (Note 2)
New Zealand
New Zealand Oil & Gas Ltd.	45,904	$22,562
Skellerup Holdings Ltd.	27,563	30,531
SKY Network Television Ltd.	163,917	769,535

		822,628

Norway — 0.4%
DNB ASA	315,634	4,655,798
Gjensidige Forsikring ASA	31,142	508,156
Kongsberg Gruppen ASA	32,591	537,121
Salmar ASA	44,312	754,346
Statoil ASA	490,735	8,640,290
Telenor ASA	88,735	1,794,986
TGS Nopec Geophysical Co. ASA(a)	60,684	1,310,576
Yara International ASA	26,176	1,165,680

		19,366,953

Philippines
Nickel Asia Corp.	430,200	454,630
Philippine Long Distance Telephone Co., ADR(a)	5,100	322,779

		777,409

Poland — 0.1%
Asseco Poland SA	27,395	392,996
Enea SA	68,380	294,189
KGHM Polska Miedz SA	28,808	878,209
PGE SA	175,207	926,359
Polskie Gornictwo Naftowe i Gazownictwo SA	303,610	378,617
Tauron Polska Energia SA	380,695	538,292

		3,408,662

Portugal
EDP – Energias de Portugal SA Portucel SA	312,802 200,218	1,212,938 742,469
REN – Redes Energeticas Nacionais SGPS SA	70,940	205,800
Semapa-Sociedade de Investimento e Gestao, SA	8,149	98,854

		2,260,061

Russia — 0.1%
CTC Media, Inc.	43,000	209,410
Gazprom OAO, ADR	71,554	324,140
Lukoil OAO, ADR	9,177	351,938
MegaFon OAO, GDR	13,964	192,424
MMC Norilsk Nickel OJSC, ADR	95,030	1,313,324
Mobile Telesystems OJSC, ADR	20,200	145,036
Surgutneftegas OAO, ADR	94,993	394,221
Tatneft OAO, ADR	15,100	369,950

		3,300,443

Singapore — 0.4%
Boustead Singapore Ltd.	154,000	207,143
Cache Logistics Trust, REIT	375,000	327,941
DBS Group Holdings Ltd.	623,738	9,656,292
Frasers Centrepoint Trust, REIT	465,000	663,459
Frasers Commercial Trust, REIT	39,000	41,492
Haw Par Corp. Ltd.	6,600	42,450
Hong Fok Corp. Ltd.	124,000	76,879
Jardine Cycle & Carriage Ltd.	23,000	736,865

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Singapore (continued)
Keppel Corp. Ltd.	235,000	$1,566,364
Lippo-Malls Indonesia Retail Trust, REIT	119,000	30,544
Mapletree Industrial Trust, REIT	604,000	675,801
Mapletree Logistics Trust, REIT	435,000	388,401
Metro Holdings Ltd.	90,000	61,828
Oversea-Chinese Banking Corp. Ltd.	228,000	1,793,898
SATS Ltd.	140,000	321,606
Singapore Telecommunications Ltd.	594,000	1,743,571
UMS Holdings Ltd.	130,000	49,869
United Overseas Bank Ltd.	25,000	461,351
UOL Group Ltd.	109,000	569,829

		19,415,583

South Africa — 0.2%
Kumba Iron Ore Ltd.	30,533	631,454
Lewis Group Ltd.	30,628	194,642
Liberty Holdings Ltd.	69,410	736,177
Life Healthcare Group Holdings Ltd.	154,486	570,694
MMI Holdings Ltd.	211,791	549,262
Mondi PLC	31,849	517,403
MTN Group Ltd.	88,924	1,691,560
Reunert Ltd.	45,295	237,504
Sasol Ltd.	42,925	1,602,084
Telkom SA SOC Ltd.*	57,766	347,194
Truworths International Ltd.	91,817	609,735
Vodacom Group Ltd.	181,947	2,013,308
Wilson Bayly Holmes-Ovcon Ltd.	14,421	150,546

		9,851,563

South Korea — 0.2%
ASIA Holdings Co. Ltd.*	588	79,174
Daechang Forging Co. Ltd.*	1,880	74,146
Dongil Industries Co. Ltd.*	1,090	65,189
Dongyang E&P, Inc.*	8,974	88,389
Hankook Tire Co. Ltd.*	6,970	331,225
Hyundai Hy Communications & Networks Co. Ltd.*	8,180	32,831
Hyundai Mobis Co. Ltd.*	8,386	1,794,158
Industrial Bank of Korea*	9,810	125,495
INTOPS Co. Ltd.	5,130	75,220
Jinro Distillers Co. Ltd.*	7,302	194,773
KB Financial Group, Inc.*	20,040	655,189
Kia Motors Corp.*	22,435	1,066,021
Neowiz Holdings Corp.*	2,416	31,262
Samsung Electronics Co. Ltd.	2,915	3,504,543
Sebang Co. Ltd.*	3,010	53,557
Yoosung Enterprise Co. Ltd.*	9,130	43,143
Youngone Holdings Co. Ltd.*	1,490	120,166

		8,334,481

Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	570,975	5,392,535
Duro Felguera SA	82,594	333,816
Gas Natural SDG SA	49,607	1,246,160
Iberdrola SA	263,189	1,774,094
Mapfre SA	258,360	873,255
Telefonica SA	144,144	2,069,556
Zardoya Otis SA	15,376	170,514

		11,859,930

COMMON STOCKS (continued)	Shares	Value (Note 2)
Sweden — 0.4%
Alfa Laval AB	22,615	$427,645
Axfood AB	30,667	1,830,571
Clas Ohlson AB (Class B Stock)	34,190	590,991
Industrivarden AB (Class C Stock)	97,987	1,700,874
Indutrade AB	17,144	682,530
Intrum Justitia AB	46,665	1,382,104
Investment AB Kinnevik (Class B Stock)	25,668	834,704
Investment AB Oresund*	1,969	41,828
Investor AB (Class B Stock)	99,579	3,620,477
JM AB	28,040	888,828
Nolato AB (Class B Stock)	13,693	310,949
Swedish Match AB	24,896	780,104
Telefonaktiebolaget LM Ericsson (Class B Stock)	150,132	1,817,814
TeliaSonera AB	336,055	2,160,621

		17,070,040

Switzerland — 1.3%
Alpiq Holding AG*	818	74,049
APG SGA SA	150	43,754
BB Biotech AG*	3,695	869,362
Credit Suisse Group AG*	297,676	7,477,993
Helvetia Holding AG	1,415	672,337
Implenia AG*	6,158	357,335
Kardex AG*	942	43,822
Lonza Group AG*	56,001	6,305,245
Metall Zug AG (Class B Stock)	57	138,294
Nestle SA	192,253	14,015,439
Novartis AG	20,689	1,918,770
Pargesa Holding SA	8,230	635,075
PSP Swiss Property AG*	7,094	610,531
Roche Holding AG	47,413	12,846,183
SGS SA	617	1,259,896
Swatch Group AG (The)	8,357	722,895
Swiss Re AG*	13,552	1,135,274
Swisscom AG	2,976	1,561,619
Vaudoise Assurances Holding SA (Class B Stock)	506	227,769
Zurich Insurance Group AG*	29,746	9,295,695

		60,211,337

Taiwan — 0.4%
Accton Technology Corp.	135,000	67,968
Chicony Electronics Co. Ltd.	180,900	503,738
Chimei Materials Technology Corp.	179,000	187,142
Cyberlink Corp.	29,680	85,045
Draytek Corp.	51,000	41,171
Far EasTone Telecommunications Co. Ltd.	315,000	725,681
Formosan Rubber Group, Inc.	92,000	95,658
Grape King Bio Ltd.	65,000	260,145
Greatek Electronics, Inc.	315,000	379,252
Holtek Semiconductor, Inc.	67,000	117,497
Ibase Technology, Inc.	43,094	72,260
Lite-On Technology Corp.	126,630	144,660
Lumax International Corp. Ltd.	97,000	198,348
MediaTek, Inc.	76,000	1,104,845
Micro-Star International Co. Ltd.	207,000	221,614
New Era Electronics Co. Ltd.	56,000	60,601
Pegatron Corp.	168,000	384,004
Phison Electronics Corp.	57,000	391,105

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Polytronics Technology Corp.	24,000	$50,643
Primax Electronics Ltd.	118,000	143,084
Radiant Opto-Electronics Corp.	332,511	1,058,662
Realtek Semiconductor Corp.	314,730	1,045,161
Sigurd Microelectronics Corp.	120,000	115,625
Simplo Technology Co. Ltd.	122,000	601,268
Sonix Technology Co. Ltd.	160,000	233,392
Taiwan Semiconductor Manufacturing Co. Ltd.	1,654,000	7,286,650
Taiwan Surface Mounting Technology Co. Ltd.	56,160	74,040
Test Research, Inc.	413,000	663,731
Transcend Information, Inc.	241,000	747,844
United Integrated Services Co. Ltd.	85,000	81,130
Yuanta Financial Holding Co. Ltd.	1,527,000	740,638

		17,882,602

Thailand — 0.1%
Bangkok Bank PCL, NVDR	146,100	858,134
BEC World PCL, NVDR	305,000	472,031
Delta Electronics Thailand PCL, NVDR	147,100	314,008
Hana Microelectronics PCL, NVDR	587,400	676,497
PTT Exploration & Production PCL, NVDR	445,500	1,508,634
PTT PCL, NVDR	156,600	1,534,081
TTW PCL, NVDR	334,700	117,774

		5,481,159

Turkey — 0.1%
Cimsa Cimento Sanayi VE Ticaret A/S	30,572	208,971
Gubre Fabrikalari TAS	134,798	289,126
Ipek Dogal Enerji Kaynaklari Ve Uretim A/S*	57,371	38,362
Is Gayrimenkul Yatirim Ortakligi A/S, REIT	171,184	103,696
Koza Altin Isletmeleri A/S	40,641	271,730
Koza Anadolu Metal Madencilik Isletmeleri A/S*	181,159	128,175
Turk Telekomunikasyon A/S	305,431	950,198
Turkcell Iletisim Hizmet A/S*	90,426	551,824
Turkiye Is Bankasi (Class C Stock)	117,637	338,256

		2,880,338

United Kingdom — 3.6%
Admiral Group PLC	57,112	1,171,661
Aggreko PLC	73,658	1,717,707
Alent PLC	224,578	1,116,914
Amec Foster Wheeler PLC	67,249	888,143
Amlin PLC	136,299	1,011,043
Anglo American PLC, (XJSE)	65,902	1,220,794
Anglo American PLC, (XLON)	109,275	2,022,078
ARM Holdings PLC	530,174	8,144,751
Ashmore Group PLC(a)	161,308	698,566
AstraZeneca PLC	49,492	3,495,664
Aveva Group PLC	20,484	419,513
BAE Systems PLC	195,893	1,432,607
Barclays PLC	1,443,404	5,426,245
Beazley PLC	178,318	793,862
Berendsen PLC	10,549	180,306
Berkeley Group Holdings PLC	18,525	712,277
BP PLC	596,884	3,788,774
British American Tobacco PLC	48,122	2,607,781
BT Group PLC	329,819	2,051,499

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Cairn Energy PLC*	156,356	$432,162
Capita PLC	447,875	7,509,840
Catlin Group Ltd.	122,051	1,271,392
Centrica PLC	454,143	1,967,095
Chesnara PLC	109,079	576,762
Cobham PLC	300,533	1,508,697
Compass Group PLC	78,815	1,347,179
Daily Mail & General Trust PLC (Class A Stock)	56,035	716,378
Dart Group PLC	91,632	415,600
Debenhams PLC	113,570	132,502
Diageo PLC	210,422	6,027,987
Domino Printing Sciences PLC	48,894	502,962
Fenner PLC	56,982	190,668
Ferrexpo PLC	64,567	53,570
GlaxoSmithKline PLC	157,730	3,383,882
Greggs PLC	60,034	684,608
Highland Gold Mining Ltd.	271,325	132,280
Hiscox Ltd.	43,429	486,917
Home Retail Group PLC	53,421	172,163
HSBC Holdings PLC, (QMTF)	1,206,308	11,399,342
HSBC Holdings PLC, (XHKG)	359,600	3,419,423
Imperial Tobacco Group PLC	17,507	770,651
Indivior PLC*	8,290	19,304
Intermediate Capital Group PLC	102,812	734,481
Intertek Group PLC	33,192	1,201,288
ITE Group PLC	311,252	776,190
Kazakhmys PLC*	39,164	156,273
Kcom Group PLC	885,313	1,231,813
Keller Group PLC	25,489	346,600
Lancashire Holdings Ltd.	36,772	320,953
Legal & General Group PLC	904,446	3,492,208
Liberty Global PLC (Class A Stock)*	40,866	2,051,678
Lloyds Banking Group PLC*	3,285,736	3,864,888
Marks & Spencer Group PLC	39,211	290,334
Micro Focus International PLC	23,545	396,331
Millennium & Copthorne Hotels PLC	68,267	627,235
Mitie Group PLC	134,434	580,112
Pace PLC	60,337	323,513
PayPoint PLC	13,661	189,749
Playtech PLC	142,519	1,520,789
Premier Farnell PLC	101,329	276,995
Prudential PLC	398,361	9,209,918
QinetiQ Group PLC	345,457	1,007,100
Reckitt Benckiser Group PLC	88,928	7,202,642
Reed Elsevier NV	60,479	1,444,279
Reed Elsevier PLC	25,813	440,938
Rio Tinto Ltd.	34,445	1,614,813
Rio Tinto PLC	39,610	1,825,908
Rolls-Royce Holdings PLC*	125,470	1,685,547
Rotork PLC	43,716	1,574,739
Royal Bank of Scotland Group PLC*	335,500	2,041,249
Sage Group PLC (The)	304,013	2,195,764
Sky PLC	195,220	2,724,559
Smiths Group PLC	84,332	1,433,994
Soco International PLC*	200,439	935,733
Spectris PLC	28,716	937,814
SSE PLC	71,057	1,795,407
Stagecoach Group PLC	41,179	236,176
Standard Chartered PLC	34,545	516,653

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Subsea 7 SA	111,077	$1,136,640
Tate & Lyle PLC	78,983	740,030
UBM PLC	112,229	838,722
Unilever NV, CVA	72,227	2,825,364
Unilever PLC	86,023	3,494,965
Vodafone Group PLC	2,506,831	8,595,008
Weir Group PLC (The)	30,867	885,136
WH Smith PLC	36,410	761,395
WM Morrison Supermarkets PLC	691,862	1,974,069
WPP PLC	279,683	5,815,086
WS Atkins PLC	51,543	1,091,609

		167,384,236

United States — 7.5%
Allstate Corp. (The)	28,170	1,978,944
Apache Corp.	24,633	1,543,750
Apple, Inc.	107,129	11,824,899
Assurant, Inc.	25,595	1,751,466
AT&T, Inc.	50,516	1,696,832
AutoZone, Inc.*(a)	3,297	2,041,206
Ball Corp.	32,517	2,216,684
Baxter International, Inc.	6,675	489,211
Becton, Dickinson and Co.	12,848	1,787,928
Broadcom Corp. (Class A Stock)	221,308	9,589,276
CA, Inc.	232,243	7,071,799
Cablevision Systems Corp. (Class A Stock)(a)	106,785	2,204,042
California Resources Corp.*	8,570	47,221
CenturyLink, Inc.	43,911	1,737,997
Chevron Corp.	14,378	1,612,924
Chubb Corp. (The)	9,687	1,002,314
Cintas Corp.	29,298	2,298,135
Cisco Systems, Inc.	447,997	12,461,037
Clorox Co. (The)	18,110	1,887,243
Computer Sciences Corp.	87,499	5,516,812
ConocoPhillips	23,720	1,638,103
Corning, Inc.	467,684	10,723,994
DENTSPLY International, Inc.	35,922	1,913,565
eBay, Inc.*	224,775	12,614,373
Electronic Arts, Inc.*	152,310	7,160,855
EMC Corp.	466,852	13,884,178
Entergy Corp.	22,165	1,938,994
Express Scripts Holding Co.*	23,727	2,008,965
Exxon Mobil Corp.	17,726	1,638,769
Fidelity National Information Services, Inc.	161,210	10,027,262
Fiserv, Inc.*	119,116	8,453,663
Flextronics International Ltd.*	431,534	4,824,550
General Dynamics Corp.	12,983	1,786,720
General Electric Co.	71,128	1,797,405
General Mills, Inc.	33,181	1,769,543
Harris Corp.	93,749	6,733,053
Hess Corp.	19,927	1,471,011
Hewlett-Packard Co.	311,502	12,500,575
Intel Corp.	388,662	14,104,544
International Business Machines Corp.	11,238	1,803,025
International Paper Co.	36,720	1,967,458
Intuit, Inc.	106,258	9,795,925
Johnson & Johnson	16,691	1,745,378
Kellogg Co.	26,843	1,756,606
Kimberly-Clark Corp.	17,669	2,041,476

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Lam Research Corp.	82,665	$6,558,641
Liberty Broadband Corp. (Class A Stock)*	11,371	569,573
Liberty Media Corp. (Class A Stock)*	37,699	1,329,644
Marathon Oil Corp.	54,797	1,550,207
Marvell Technology Group Ltd.	345,703	5,012,694
McDonald’s Corp.	17,594	1,648,558
Mettler-Toledo International, Inc.*	3,354	1,014,451
Microsoft Corp.	254,438	11,818,645
New York Community Bancorp, Inc.(a)	114,897	1,838,352
Nuance Communications, Inc.*	282,744	4,034,757
Occidental Petroleum Corp.	21,425	1,727,069
PartnerRe Ltd.	15,807	1,804,053
Paychex, Inc.	42,952	1,983,094
PepsiCo, Inc.	21,031	1,988,691
Pfizer, Inc.	60,333	1,879,373
Philip Morris International, Inc.	20,436	1,664,512
Praxair, Inc.	14,011	1,815,265
Procter & Gamble Co. (The)	20,622	1,878,458
QUALCOMM, Inc.	24,728	1,838,032
RenaissanceRe Holdings Ltd.	17,391	1,690,753
Republic Services, Inc.	52,716	2,121,819
Seagate Technology PLC	134,682	8,956,353
Southern Co. (The)	43,498	2,136,187
Symantec Corp.	308,458	7,913,490
Synopsys, Inc.*	89,367	3,884,783
Texas Instruments, Inc.	221,662	11,851,159
Torchmark Corp.	33,758	1,828,671
Total System Services, Inc.	141,583	4,808,159
Travelers Cos., Inc. (The)	19,658	2,080,799
U.S. Bancorp	40,832	1,835,398
Wal-Mart Stores, Inc.	23,024	1,977,301
Waste Management, Inc.	42,864	2,199,780
Wells Fargo & Co.	34,105	1,869,636
Western Digital Corp.	89,609	9,919,716
Western Union Co. (The)	323,863	5,800,386
Windstream Holdings, Inc.	199,152	1,641,012
Xerox Corp.	535,998	7,428,932
Xilinx, Inc.	141,331	6,118,219

		344,876,332

TOTAL COMMON STOCKS (cost $1,221,661,287)		1,228,561,225

EXCHANGE TRADED FUNDS — 12.2%
iShares Core S&P 500 ETF	1,283,602	265,577,254
iShares Core U.S. Aggregate Bond ETF	349,701	38,509,074
SPDR S&P 500 ETF Trust	1,244,792	255,804,756

TOTAL EXCHANGE TRADED FUNDS (cost $412,834,261)		559,891,084

PREFERRED STOCKS — 0.1%
Brazil — 0.1%
AES Tiete SA (PRFC)	69,900	476,483
Banco do Estado do Rio Grande do Sul SA (PRFC B)	78,200	426,567
Itausa – Investimentos Itau SA (PRFC)	56,960	201,209
Vale SA (PRFC)	161,900	1,171,220
Vale SA (PRFC), ADR	169,600	1,231,296

		3,506,775

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Germany
KSB AG (PRFC)	248	$126,542
STO SE & Co. KGaA (PRFC)	7,021	1,061,973

		1,188,515

United Kingdom
Rolls-Royce Holdings PLC (PRFC)*	7,754,130	12,086

TOTAL PREFERRED STOCKS (cost $6,762,242)		4,707,376

	Units
RIGHTS*
Spain
Banco Bilbao Vizcaya Argentaria SA, expiring 01/07/15	570,975	54,582

United States
Liberty Broadband Corp., expiring 01/09/15	2,274	21,605

TOTAL RIGHTS (cost $56,017)		76,187

	Shares
UNAFFILIATED MUTUAL FUNDS — 7.4%
Aston Montag & Caldwell Growth Fund (Institutional Shares)	4,385,073	111,249,299
T. Rowe Price Value Fund (Retail Shares)	6,562,538	227,391,945

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $288,149,388)		338,641,244

	Units
WARRANTS* — 0.1%
Hong Kong
Sun Hung Kai Properties Ltd., expiring 04/22/16.	8,000	20,220

India — 0.1%
Idea Cellular Ltd., expiring 03/13/17	2,537,486	6,150,866

TOTAL WARRANTS (cost $4,694,275)		6,171,086

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.5%
Non-Residential Mortgage-Backed Securities — 3.5%
American Credit Acceptance Receivables Trust,
Series 2012-3, Class A, 144A
1.640%	11/15/16	139	138,643
Series 2013-1, Class A, 144A
1.450%	04/16/18	435	435,139
American Express Credit Account Master Trust,
Series 1, Class A
0.531%(c)	12/15/21	4,440	4,426,507
American Express Issuance Trust II,
Series 2013-2, Class A
0.591%(c)	08/15/19	1,619	1,624,508
AmeriCredit Automobile Receivables Trust,
Series 2013-1, Class C
1.570%	01/08/19	610	608,598

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2013-5, Class C
2.290%	11/08/19	4,095	$4,124,259
Series 2014-1, Class C
2.150%	03/09/20	3,000	2,996,247
Series 2014-2, Class C
2.180%	06/08/20	2,400	2,392,154
ARL Second LLC,
Series 2014-1A, Class A2, 144A
3.970%	06/15/44	2,315	2,351,343
BA Credit Card Trust,
Series 2014-A3, Class A
0.451%(c)	01/15/20	4,125	4,124,258
Barclays Dryrock Issuance Trust,
Series 2014-1, Class A
0.521%(c)	12/16/19	1,280	1,278,386
Series 2014-2, Class A
0.501%(c)	03/16/20	3,880	3,875,534
Cabela’s Credit Card Master Note Trust,
Series 2011-4A, Class A1, 144A
1.900%	10/15/19	4,550	4,615,320
Carfinance Capital Auto Trust,
Series 2013-2A, Class A, 144A
1.750%	11/15/17	375	375,896
Chase Issuance Trust,
Series 2012-A2, Class A2
0.431%(c)	05/15/19	2,430	2,431,490
Chrysler Capital Auto Receivables Trust,
Series 2014-AA, Class D, 144A
2.640%	07/15/21	4,780	4,731,019
CIT Equipment Collateral,
Series 2014-VT1, Class A3, 144A
1.500%	10/21/19	5,390	5,374,434
Citibank Credit Card Issuance Trust,
Series 2014-A7, Class A7
0.367%(c)	08/24/18	3,985	3,979,847
CLI Funding V LLC,
Series 2013-1A, Class NOTE, 144A
2.830%	03/18/28	1,101	1,077,407
Series 2013-2A, Class NOTE, 144A
3.220%	06/18/28	1,568	1,552,486
CPS Auto Receivables Trust,
Series 2014-C, Class A, 144A
1.310%	02/15/19	3,762	3,750,503
Cronos Containers Program I Ltd. (Bermuda),
Series 2012-2A, Class A, 144A
3.810%	09/18/27	3,910	3,911,701
Series 2013-1A, Class A, 144A
3.080%	04/18/28	1,450	1,440,005
Series 2014-2A, Class A, 144A
3.270%	11/18/29	703	702,916
DT Auto Owner Trust,
Series 2014-2A, Class C, 144A
2.460%	01/15/20	2,715	2,701,156
Exeter Automobile Receivables Trust,
Series 2014-1A, Class A, 144A
1.290%	05/15/18	1,410	1,411,450
Series 2014-2A, Class A, 144A
1.060%	08/15/18	361	360,281

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Flagship Credit Auto Trust, Series 2013-1, Class A, 144A
1.320%	04/16/18	1,662	$1,663,112
Series 2013-2, Class A, 144A
1.940%	01/15/19	1,251	1,258,604
Series 2014-1, Class B, 144A
2.550%	02/18/20	960	958,069
Ford Credit Auto Owner Trust, Series 2014-C, Class A2
0.610%	08/15/17	8,610	8,597,653
Global SC Finance II SRL (Barbados), Series 2013-1A, Class A, 144A
2.980%	04/17/28	4,383	4,339,798
Series 2014-1A, Class A1, 144A
3.190%	07/17/29	2,195	2,173,695
Nissan Master Owner Trust Receivables, Series 2013-A, Class A
0.461%(c)	02/15/18	4,655	4,649,693
OnDeck Asset Securitization Trust, Series 2014-1A, Class A, 144A
3.150%	05/17/18	3,075	3,066,553
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 144A
2.430%	06/18/24	5,130	5,129,897
Series 2014-2A, Class A, 144A
2.470%	09/18/24	2,620	2,630,270
Prestige Auto Receivables Trust, Series 2014-1A, Class B, 144A
1.910%	04/15/20	1,830	1,822,914
Santander Drive Auto Receivables Trust, Series 2013-3, Class C
1.810%	04/15/19	1,355	1,354,365
Series 2013-4, Class C
3.250%	01/15/20	5,555	5,720,683
Series 2013-5, Class C
2.250%	06/17/19	5,030	5,078,258
Series 2014-1, Class C
2.360%	04/15/20	4,935	4,962,656
Series 2014-2, Class C
2.330%	11/15/19	3,010	3,022,991
Series 2014-3, Class C
2.130%	08/17/20	4,385	4,365,360
SpringCastle America Funding LLC, Series 2014-AA, Class A, 144A
2.700%	05/25/23	3,954	3,947,562
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A
1.610%	11/15/20	5,955	5,933,270
TAL Advantage V LLC, Series 2013-2A, Class A, 144A
3.550%	11/20/38	4,195	4,246,499
Series 2014-1A, Class A, 144A
3.510%	02/22/39	3,903	3,920,626
Series 2014-2A, Class A2, 144A
3.330%	05/20/39	2,782	2,779,830
Textainer Marine Containers III Ltd. (Bermuda), Series 2014-1A, Class A, 144A
3.270%	10/20/39	1,922	1,919,929

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Westlake Automobile Receivables Trust, Series 2014-1A, Class B, 144A
1.240%	11/15/19	1,669	$1,667,164
Series 2014-1A, Class C, 144A
1.700%	11/15/19	2,620	2,608,965
Wheels SPV LLC, Series 2012-1, Class A2, 144A
1.190%	03/20/21	81	80,745
World Financial Network Credit Card Master Trust, Series 2014-A, Class A
0.541%(c)	12/15/19	4,715	4,716,848

			159,407,496

Residential Mortgage-Backed Securities
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-15, Class A6
0.555%(c)	11/25/28	59	57,973

TOTAL ASSET-BACKED SECURITIES (cost $159,531,353)			159,465,469

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.9%
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, 144A
0.961%(c)	06/15/28	2,215	2,213,150
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class C, 144A
1.561%(c)	06/15/33	2,250	2,250,947
Commercial Mortgage Trust, Series 2014-TWC, Class A, 144A
1.004%(c)	02/13/32	2,165	2,157,206
Series 2014-SAVA, Class A, 144A
1.311%(c)	06/15/16	3,305	3,303,229
Credit Suisse Mortgage Trust, Series 2014, Class B, 144A
1.705%(c)	04/15/27	920	920,004
1.355%(c)	04/15/27	1,255	1,254,565
Extended Stay America Trust, Series 2013-ESH7, Class A27, 144A
2.958%	12/05/31	1,830	1,854,204
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through, Series KGRP, Class A
0.536%(c)	11/15/42	2,756	2,755,163
Series K038, Class X1, IO
1.201%(c)	03/25/24	28,032	2,435,457
Federal National Mortgage Assoc., Series 2012-M14, Class X2, IO
0.534%(c)	09/25/22	51,336	1,577,359
Series 2014-M8, Class A2
3.056%(c)	06/25/24	2,745	2,824,086
Series 2014-M8, Class FA
0.407%(c)	05/25/18	1,853	1,853,127
Series 2014-M8, Class X2, IO
0.435%(c)	06/25/24	48,391	1,529,603
FREMF Mortgage Trust, Series 2011-K702, Class B, 144A
4.936%(c)	04/25/44	530	563,569
Series 2012-K706, Class B, 144A
4.163%(c)	11/25/44	3,805	3,958,444

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-K711, Class B, 144A
3.684%(c)	08/25/45	3,815	$3,898,468
Series 2012-KF01, Class B, 144A
2.756%(c)	10/25/44	5,780	5,951,834
Series 2013-K712, Class B, 144A
3.484%(c)	05/25/45	2,654	2,662,714
Series 2013-KF02, Class B, 144A
2.811%(c)	12/25/44	4,032	4,156,470
Series 2014-K36, Class B, 144A
4.502%(c)	10/25/20	2,195	2,287,730
Series 2014-K38, Class B, 144A
4.223%(c)	06/25/41	1,740	1,792,511
Series 2014-K715, Class B, 144A
4.119%(c)	01/25/21	3,410	3,489,508
Government National Mortgage Assoc., Series 2012-53, Class IO, IO
1.022%(c)	03/16/47	11,897	787,306
Series 2012-70, Class IO, IO
0.905%(c)	08/16/52	16,061	951,516
Series 2012-107, Class IO, IO
0.702%(c)	12/16/53	32,749	1,914,844
Series 2012-123, Class IO, IO
0.841%(c)	12/16/51	17,786	1,217,007
Series 2012-132, Class IO, IO
1.118%(c)	06/16/54	3,647	249,840
Series 2012-135, Class IO, IO
1.021%(c)	01/16/53	36,048	2,634,476
Series 2012-152, Class IO, IO
0.754%(c)	01/15/54	13,846	892,184
Series 2014-47, Class 1A, IO
1.380%(c)	02/16/54	20,784	1,636,510
Series 2014-75, Class IO, IO
0.961%(c)	08/16/54	74,103	4,829,748
Series 2014-92, Class IO, IO
0.687%(c)	05/16/54	12,247	674,211
GP Portfolio Trust, Series 2014-GPP, Class A, 144A
1.111%(c)	02/15/27	4,000	3,989,876
Hilton USA Trust, Series 2013-HLF, Class AFL, 144A
1.156%(c)	11/05/30	1,828	1,828,131
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FBLU, Class A, 144A
1.111%(c)	12/15/28	4,100	4,100,590
LSTAR Commercial Mortgage Trust, Series 2014-2, Class B, 144A
4.205%(c)	01/20/41	1,225	1,239,026
SCG Trust, Series 2013-SRP1, Class A, 144A
1.556%(c)	11/15/26	1,300	1,301,580
Washington Mutual Commercial Mortgage Securities Trust, Series 2007-SL3, Class A1A, 144A
5.540%(c)	03/23/45	2,125	2,173,148

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $85,885,709)			86,109,341

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS — 7.5%
Brazil — 0.1%
CIMPOR Financial Operations BV,
Gtd. Notes, 144A
5.750%	07/17/24	(a)	1,195	$1,048,493
Marfrig Holding Europe BV,
Gtd. Notes, 144A
6.875%	06/24/19	(a)	1,280	1,190,400
OAS Finance Ltd.,
Gtd. Notes, 144A(i)
8.000%	07/02/21		1,005	321,600
Odebrecht Offshore Drilling Finance Ltd.,
Sr. Sec’d. Notes, 144A
6.750%	10/01/22		2,832	2,591,474
Tupy Overseas SA,
Gtd. Notes, 144A
6.625%	07/17/24	(a)	660	633,600

				5,785,567

Canada — 1.2%
Bank of Montreal,
Covered Bonds, 144A
1.950%	01/30/18	(a)	5,050	5,135,284
Bank of Nova Scotia (The),
Covered Bonds, 144A
1.950%	01/30/17		5,475	5,557,946
2.150%	08/03/16		4,620	4,705,322
Barrick Gold Corp.,
Sr. Unsec’d. Notes
4.100%	05/01/23	(a)	2,829	2,753,177
Canadian Imperial Bank of Commerce,
Covered Bonds, 144A
2.750%	01/27/16		8,560	8,739,392
Cogeco Cable, Inc.,
Gtd. Notes, 144A
4.875%	05/01/20		1,205	1,205,000
MEG Energy Corp.,
Gtd. Notes, 144A
7.000%	03/31/24	(a)	4,350	3,936,750
Royal Bank of Canada,
Covered Bonds
0.625%	12/05/16		9,165	9,162,764
Toronto-Dominion Bank (The),
Covered Bonds, 144A
1.500%	03/13/17	(a)	12,580	12,677,206

				53,872,841

Chile
VTR Finance BV,
Sr. Sec’d. Notes, 144A
6.875%	01/15/24	(a)	800	816,000

China
CNOOC Finance 2013 Ltd.,
Gtd. Notes
3.000%	05/09/23		1,220	1,154,617

Denmark — 0.1%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
3.875%	04/14/16		1,985	2,050,608

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Germany — 0.3%
Deutsche Annington Finance BV,
Gtd. Notes, 144A
3.200%	10/02/17		3,525	$3,606,695
FMS Wertmanagement AoeR,
Gov’t. Gtd. Notes
1.625%	11/20/18		4,995	5,004,001
Norddeutsche Landesbank Girozentrale,
Sec’d. Notes, 144A
0.875%	10/16/15		4,400	4,407,216
2.000%	02/05/19	(a)	1,800	1,802,349

				14,820,261

Ireland — 0.1%
Fly Leasing Ltd.,
Sr. Unsec’d. Notes
6.375%	10/15/21		2,555	2,516,675
XLIT Ltd.,
Gtd. Notes
5.750%	10/01/21		1,410	1,637,941

				4,154,616

Italy — 0.1%
Telecom Italia SpA,
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24	(a)	2,570	2,602,125

Mexico — 0.1%
Fermaca Enterprises S de RL de CV,
Sr. Sec’d. Notes, 144A
6.375%	03/30/38		1,880	1,912,900
Mexico Generadora de Energia S de RL,
Sr. Sec’d. Notes, 144A
5.500%	12/06/32		2,255	2,209,900

				4,122,800

Netherlands — 0.1%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Gtd. Notes
3.875%	02/08/22		750	797,832
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	(a)	2,695	2,772,522

				3,570,354

Norway — 0.2%
SpareBank 1 Boligkreditt A/S,
Covered Bonds, 144A
1.750%	11/15/20		7,695	7,532,228

Peru
BBVA Banco Continental SA,
Sr. Unsec’d. Notes, 144A
3.250%	04/08/18		1,680	1,697,858

Supranational Bank — 0.1%
Eurasian Development Bank,
Sr. Unsec’d. Notes, 144A
5.000%	09/26/20	(a)	5,490	4,700,648

Sweden
Swedbank Hypotek AB,
Covered Bonds, 144A
2.375%	04/05/17	(a)	1,115	1,144,395

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Switzerland — 0.2%
Credit Suisse AG,
Covered Bonds, 144A
1.625%	03/06/15		2,385	$2,390,149
Glencore Funding LLC,
Gtd. Notes, 144A
4.125%	05/30/23		3,670	3,581,036
UBS AG,
Covered Bonds, 144A
2.250%	03/30/17		2,790	2,852,535

				8,823,720

United Kingdom — 0.8%
Barclays Bank PLC,
Sr. Unsec’d. Notes
6.750%	05/22/19		1,800	2,118,067
Sub. Notes, 144A
10.179%	06/12/21		4,640	6,229,613
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.000%	03/30/22	(a)	2,995	3,187,567
Sub. Notes
5.250%	03/14/44		2,310	2,587,558
Inmarsat Finance PLC,
Gtd. Notes, 144A
4.875%	05/15/22		1,620	1,603,800
Rio Tinto Finance USA PLC,
Gtd. Notes
2.250%	12/14/18		3,590	3,597,241
3.500%	03/22/22		2,210	2,209,381
4.125%	08/21/42		685	665,102
Royal Bank of Scotland PLC (The),
Gtd. Notes
4.375%	03/16/16	(a)	8,750	9,046,301
Standard Chartered PLC,
Sub. Notes, 144A
5.700%	03/26/44	(a)	4,895	5,091,745

				36,336,375

United States — 4.1%
Actavis Funding SCS,
Gtd. Notes
4.850%	06/15/44		3,363	3,412,557
Aircastle Ltd.,
Sr. Unsec’d. Notes
6.750%	04/15/17		1,565	1,670,638
Ally Financial, Inc.,
Gtd. Notes
3.500%	07/18/16		1,160	1,173,050
Sr. Unsec’d. Notes
3.250%	09/29/17		1,315	1,315,000
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24		1,720	1,793,239
9.950%	11/10/38		2,847	4,870,229
American Axle & Manufacturing, Inc.,
Gtd. Notes
7.750%	11/15/19	(a)	1,635	1,831,200

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		2,200	$2,289,674
Bank of America Corp.,
Sr. Unsec’d. Notes
5.625%	07/01/20		1,720	1,958,375
Sr. Unsec’d. Notes, MTN
1.105%(c)	04/01/19		4,960	4,968,209
3.300%	01/11/23	(a)	4,960	4,960,382
5.000%	01/21/44	(a)	1,195	1,338,191
Sub. Notes, MTN
4.200%	08/26/24		1,695	1,726,739
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19	(a)	4,670	4,731,415
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18		1,160	1,299,949
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	10/01/18		1,845	1,847,172
California Resources Corp.,
Gtd. Notes, 144A
6.000%	11/15/24	(a)	1,925	1,626,625
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		1,035	1,029,246
Chesapeake Energy Corp.,
Gtd. Notes
3.481%(c)	04/15/19		810	793,800
4.875%	04/15/22		1,231	1,197,148
Citigroup, Inc.,
Sr. Unsec’d. Notes
8.125%	07/15/39		2,955	4,523,910
Sub. Notes
6.675%	09/13/43		1,605	2,075,350
DuPont Fabros Technology LP,
Gtd. Notes, REIT
5.875%	09/15/21		2,160	2,200,500
Dynegy Finance I, Inc./Dynegy Finance II, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/19		510	518,925
7.375%	11/01/22		405	412,088
7.625%	11/01/24	(a)	765	780,300
Eastman Chemical Co.,
Sr. Unsec’d. Notes
4.650%	10/15/44	(a)	7,800	7,981,717
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
4.150%	10/01/20		3,795	3,890,558
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21		2,560	2,571,599
5.750%	10/01/44	(a)	7,070	7,093,812
Enterprise Products Operating LLC,
Gtd. Notes
4.850%	03/15/44	(a)	2,926	3,050,996
4.950%	10/15/54		1,030	1,054,244

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.700%	05/09/16		2,280	$2,288,071
5.000%	05/15/18		2,045	2,221,991
Gannett Co., Inc.,
Gtd. Notes, 144A
5.500%	09/15/24	(a)	2,490	2,496,225
General Motors Financial Co., Inc.,
Gtd. Notes
3.500%	07/10/19	(a)	2,145	2,190,307
4.750%	08/15/17		600	632,760
George Washington University (The),
Bonds
3.485%	09/15/22		1,275	1,310,627
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, MTN
1.836%(c)	11/29/23	(a)	4,375	4,494,831
HCA, Inc.,
Sr. Sec’d. Notes
5.250%	04/15/25	(a)	1,780	1,860,100
Health Care REIT, Inc.,
Sr. Unsec’d. Notes, REIT
4.125%	04/01/19		2,600	2,764,827
JPMorgan Chase & Co.,
Sub. Notes
3.875%	09/10/24		3,820	3,823,251
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17		2,975	3,301,905
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.250%	09/01/24	(a)	2,290	2,294,603
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	06/01/25	(a)	4,650	4,652,167
Leucadia National Corp.,
Sr. Unsec’d. Notes
5.500%	10/18/23		2,745	2,811,215
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44		2,555	2,597,091
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.000%	09/15/54		3,795	3,573,626
Medtronic, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	03/15/35	(a)	11,105	11,780,806
Monsanto Co.,
Sr. Unsec’d. Notes
4.700%	07/15/64		2,795	2,930,627
Morgan Stanley,
Sr. Unsec’d. Notes
3.750%	02/25/23		2,900	2,974,881
Sub. Notes, MTN
4.350%	09/08/26		3,660	3,681,869
Navient Corp.,
Sr. Unsec’d. Notes
5.000%	10/26/20	(a)	1,735	1,702,469

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Noble Energy, Inc.,
Sr. Unsec’d. Notes
4.150%	12/15/21		1,470	$1,498,960
6.000%	03/01/41		595	653,926
Phillips 66,
Gtd. Notes
4.300%	04/01/22	(a)	3,295	3,478,502
4.650%	11/15/34	(a)	5,846	5,992,138
5.875%	05/01/42	(a)	1,750	2,015,291
Reynolds American, Inc.,
Gtd. Notes
4.750%	11/01/42	(a)	545	528,950
6.150%	09/15/43	(a)	895	1,037,906
7.250%	06/15/37		660	847,759
Rowan Cos., Inc.,
Gtd. Notes
5.400%	12/01/42		2,380	2,073,320
5.850%	01/15/44		1,940	1,789,138
Seventy Seven Operating LLC,
Gtd. Notes
6.625%	11/15/19	(a)	1,595	1,212,200
Signet UK Finance PLC,
Gtd. Notes
4.700%	06/15/24		1,440	1,389,493
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/20	(a)	1,670	1,778,550
Valero Energy Corp.,
Gtd. Notes
6.625%	06/15/37		1,995	2,355,415
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.550%	09/15/43	(a)	3,993	5,115,628
Sr. Unsec’d. Notes, 144A
5.012%	08/21/54	(a)	4,004	4,142,334
Wells Fargo Capital X,
Ltd. Gtd. Notes
5.950%	12/01/86		2,445	2,487,788
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.550%	06/24/24	(a)	1,400	1,301,973
Williams Partners LP,
Sr. Unsec’d. Notes
5.400%	03/04/44		2,260	2,212,535

				190,282,892

TOTAL CORPORATE BONDS (cost $340,774,868)				343,467,905

FOREIGN GOVERNMENT BONDS — 0.1%
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
5.500%	12/11/42		1,290	1,327,449
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.300%	04/29/53		880	827,200
Province of Manitoba (Canada),
Unsec’d. Notes
9.625%	12/01/18		1,170	1,485,003

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
2.750%	06/15/18	2,230	$2,314,996

TOTAL FOREIGN GOVERNMENT BONDS (cost $5,674,898)			5,954,648

MUNICIPAL BONDS — 0.2%
Florida — 0.2%
State Board of Administration Finance Corp.,
Revenue Bonds,
2.995%	07/01/20	7,695	7,820,198
Ohio
American Municipal Power, Inc.,
Revenue Bonds, BABs,
8.084%	02/15/50	265	432,030
Pennsylvania
Philadelphia Authority for Industrial Development,
Revenue Bonds,
3.964%	04/15/26	2,720	2,738,578

TOTAL MUNICIPAL BONDS (cost $10,810,106)			10,990,806

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.0%
Fannie Mae REMICS, Series 2011-14, Class PB
5.000%	03/25/41	2,593	2,993,168
Series 2012-15, Class PZ
4.000%	03/25/42	3,471	3,698,764
Series 2012-111, Class HS
3.525%(c)	10/25/42	1,729	1,404,265
Series 2012-134, Class IL, IO
3.500%	12/25/32	1,687	260,876
Series 2013-51, Class GI, IO
3.000%	10/25/32	5,292	662,773
Series 2014-9, Class A
4.000%	05/25/37	948	1,011,080
Series 2014-11, Class KZ
2.500%	10/25/41	2,486	2,038,205
Series 2014-26, Class V
4.000%	04/25/33	6,105	6,423,452
Freddie Mac REMICS, Series 2646, Class SH
13.608%(c)	07/15/33	3	2,845
Series 3792, Class DS, IO
6.434%(c)	11/15/40	3,464	354,794
Series 3792, Class SP, IO
6.434%(c)	06/15/39	7,622	583,928
Series 4149, Class IO, IO
3.000%	01/15/33	4,238	541,528
Series 4170, Class QI, IO
3.000%	05/15/32	5,430	597,060
Series 4357, Class MA
3.000%	10/15/42	1,739	1,783,119
Freddie Mac Structured Agency Credit Risk Debt, Series 2014-HQ2, Class M1
1.620%(c)	09/25/24	2,621	2,616,820
Government National Mortgage Assoc., Series 2004-65, Class VG
5.500%	10/20/23	8,282	8,859,994

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-98, Class DG
4.500%	09/20/38		1,030	$1,125,069
Series 2014-20, Class SA, IO
5.935%(c)	02/20/44		11,348	1,691,745
Series 2014-43, Class Z
4.000%	03/20/44		3,163	3,384,528
Impac Secured Assets Trust,
Series 2006-1, Class 2A2
0.580%(c)	05/25/36		790	764,575
Series 2006-2, Class 2A1
0.520%(c)	08/25/36		14	13,376
Series 2006-2, Class 2M1
0.670%(c)	08/25/36		790	714,280
Thornburg Mortgage Securities Trust,
Series 2005-1, Class A3
2.241%(c)	04/25/45		2,011	2,019,391
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-16, Class A5
5.000%	11/25/36		364	374,853

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $44,403,651)				43,920,488

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.3%
Federal Home Loan Mortgage Corp.
3.000%	01/01/43-03/01/43		11,936	12,082,643
4.000%	04/01/44		1,566	1,681,803
Federal National Mortgage Assoc.
3.000%	04/01/43-08/01/43		23,771	24,082,600
3.253%(c)	06/01/42		1,681	1,756,457
4.000%	01/01/44-04/01/44		18,818	20,177,318
4.500%	12/01/43		42,066	45,661,794
Government National Mortgage Assoc.
4.000%	03/20/42		346	371,221
4.500%	07/20/41		307	335,312
5.500%	02/20/34-01/15/37		997	1,126,002
6.000%	12/15/38		316	357,263

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $104,655,011)				107,632,413

U.S. TREASURY OBLIGATIONS — 3.5%
U.S. Treasury Bond
2.250%	04/30/21		525	535,787
3.125%	08/15/44		31,295	33,691,008
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19-07/15/24		64,725	64,391,803
U.S. Treasury Notes
0.250%	02/28/15		10	10,003
0.375%	01/15/16-10/31/16		5,590	5,587,394
0.500%	06/30/16-09/30/16		6,119	6,119,709
1.500%	11/30/19	(a)	29,580	29,392,818
2.250%	11/15/24	(a)	19,820	19,953,171

TOTAL U.S. TREASURY OBLIGATIONS (cost $159,461,735)				159,681,693

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $2,845,354,801)		$3,055,270,965

	Shares
SHORT-TERM INVESTMENT — 34.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,590,918,147; includes $148,056,849 of cash collateral for securities on loan)(b)(w)(Note 4)	1,590,918,147	1,590,918,147

TOTAL INVESTMENTS — 101.1% (cost $4,436,272,948)		4,646,189,112
Liabilities in excess of other assets(x) — (1.1)%		(51,543,309)

NET ASSETS — 100.0%		$4,594,645,803

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $144,243,647; cash collateral of $148,056,849 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2-Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
29	2 Year U.S.TreasuryNotes	Mar. 2015	$6,350,547	$6,339,219	$(11,328)
565	10 Year Canadian Government Bonds	Mar. 2015	67,377,355	67,364,262	(13,093)
638	10 Year U.K. Gilt	Mar. 2015	117,336,605	118,859,320	1,522,715
140	20 Year U.S. Treasury Bonds	Mar. 2015	19,677,125	20,238,750	561,625
532	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	84,375,089	87,879,750	3,504,661
2,342	Euro STOXX 50	Mar. 2015	86,884,543	88,787,478	1,902,935
1,378	MSCI Taiwan Stock Index	Jan. 2015	46,727,980	47,279,180	551,200
993	Nikkei 225 Index	Mar. 2015	149,198,706	144,663,967	(4,534,739)
8,927	S&P 500 E-Mini	Mar. 2015	879,411,414	916,088,740	36,677,326

					40,161,302

Short Positions:
3,013	5 Year U.S.TreasuryNotes	Mar. 2015	358,936,877	358,335,150	601,727
272	10 Year U.S. Treasury Notes	Mar. 2015	34,445,423	34,488,750	(43,327)
170	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	27,097,720	28,081,875	(984,155)
360	ASX SPI 200 Index	Mar. 2015	37,413,972	39,552,123	(2,138,151)
470	FTSE 100 Index.	Mar. 2015	44,996,723	47,780,159	(2,783,436)
1,301	Mini MSCI Emerging Markets Index	Mar. 2015	59,011,057	62,298,385	(3,287,328)
395	Russell 2000 Mini Index	Mar. 2015	44,936,999	47,427,650	(2,490,651)
283	S&P/TSX 60 Index	Mar. 2015	38,812,847	41,487,829	(2,674,982)
					(13,800,303)

					$26,360,999

(1)	Cash of $79,626,395 has been segregated to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 03/26/15	Hong Kong & Shanghai Bank	GBP	3,529	$5,539,880	$5,496,145	$(43,735)
Canadian Dollar,
Expiring 03/26/15	Standard Chartered PLC	CAD	3,227	2,768,953	2,771,919	2,966
Indian Rupee,
Expiring 03/26/15	Citigroup Global Markets	INR	5,383,800	83,482,711	83,759,247	276,536

				$91,791,544	$92,027,311	235,767

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 03/26/15	State Street Bank	GBP	102,829	$160,850,932	$160,157,309	$693,623
Canadian Dollar,
Expiring 03/26/15	Hong Kong & Shanghai Bank	CAD	124,074	106,737,888	106,593,241	144,647
Expiring 03/26/15	Hong Kong & Shanghai Bank	CAD	20,258	17,460,500	17,403,597	56,903
Euro,
Expiring 03/26/15	State Street Bank	EUR	150,842	187,620,900	182,668,851	4,952,049
Japanese Yen,
Expiring 03/26/15	State Street Bank	JPY	13,111,306	110,621,911	109,548,981	1,072,930
Norwegian Krone,
Expiring 03/26/15	BNP Paribas	NOK	101,150	13,589,618	13,538,198	51,420
Singapore Dollar,
Expiring 03/26/15	Standard Chartered PLC	SGD	243,004	184,990,865	183,194,275	1,796,590
South African Rand,
Expiring 03/26/15	State Street Bank	ZAR	26,709	2,268,927	2,276,171	(7,244)
Swiss Franc,
Expiring 03/26/15	State Street Bank	CHF	21,996	$22,789,872	$22,161,380	$628,492

				$806,931,413	$797,542,003	9,389,410

						$9,625,177

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Cross currency exchange contracts outstanding at December 31, 2014:

Settlement	Type	Notional Amount (000)		In Exchange for (000)	Unrealized Appreciation	Counterparty
03/26/15	Buy	JPY	4,628,095	EUR 31,396	$649,209	Deutsche Bank AG

Total Return swap agreements outstanding at December 31, 2014:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Deprecitaion)
BNP Paribas	06/23/16	91,849	Receive fixed payments on the S&P 500 Index and make variable payments based on the U.S. Treasury Bill	$ 2,376,053	$—	$2,376,053
UBS AG	02/18/16	43,549	Receive fixed payments on the S&P 500 Index and make variable payments based on the U.S. Treasury Bill	(912,567)	—	(912,567)
UBS AG	03/17/16	137,694	Receive fixed payments on the S&P 500 Index and make variable payments based on the U.S. Treasury Bill	4,177,700	—	4,177,700

				$5,641,186	$—	$5,641,186

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$136,229	$37,872,986	$—
Austria	1,748,510	768,346	—
Belgium	619,550	11,226,725	—
Brazil	3,097,058	—	—
Cambodia	—	430,270	—
Canada	30,997,224	—	—
Chile	550,935	—	—
China	6,704,841	16,607,971	137,252
Colombia	621,456	—	—
Cyprus	190,760	—	—
Czech Republic	—	1,693,890	—
Denmark	—	2,911,256	—
Finland	429,499	17,492,399	—
France	673,874	73,403,644	—
Germany	127,384	64,572,813	—
Greece	—	112,901	—
Guernsey	355,201	—	—
Hong Kong	14,899,131	31,195,942	51,432
Hungary	—	311,256	—
Indonesia	—	3,267,256	—
Ireland	—	432,161	—
Israel	6,611,712	6,795,658	—
Italy	—	11,172,616	—
Japan	—	160,345,137	—
Kazakhstan	635,403	—	—
Liechtenstein	39,157	—	—
Luxembourg	—	2,381,420	—
Malaysia	279,607	224,325	—
Mexico	2,355,759	—	—
Netherlands	254,962	18,641,560	—
New Zealand	30,531	792,097	—
Norway	—	19,366,953	—
Philippines	322,779	454,630	—
Poland	—	3,408,662	—
Portugal	98,854	2,161,207	—
Russia	3,300,443	—	—
Singapore	134,822	19,280,761	—
South Africa	1,435,985	8,415,578	—
South Korea	153,320	8,181,161	—
Spain	—	11,859,930	—
Sweden	590,991	16,479,049	—
Switzerland	884,520	59,326,817	—
Taiwan	—	17,882,602	—
Thailand	—	5,481,159	—
Turkey	—	2,880,338	—
United Kingdom	6,106,528	161,277,708	—
United States	344,876,332	—	—
Exchange Traded Funds	559,891,084	—	—
Preferred Stocks
Brazil	3,506,775	—	—
Germany	1,061,973	126,542	—
United Kingdom	—	12,086	—

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Rights
Spain	$54,582	$—	$—
United States	21,605	—	—
Unaffiliated Mutual Funds	338,641,244	—	—
Warrants
Hong Kong	20,220	—	—
India	—	6,150,866	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	151,647,329	7,760,167
Residential Mortgage-Backed Securities	—	57,973	—
Commercial Mortgage-Backed Securities	—	86,109,341	—
Corporate Bonds	—	343,467,905	—
Foreign Government Bonds	—	5,954,648	—
Municipal Bonds	—	10,990,806	—
Residential Mortgage-Backed Securities	—	43,920,488	—
U.S. Government Agency Obligations	—	107,632,413	—
U.S. Treasury Obligations	—	159,681,693	—
Affiliated Money Market Mutual Fund	1,590,918,147	—	—
Other Financial Instruments*
Futures	26,360,999	—	—
Foreign Forward Currency Contracts	—	9,625,177	—
Cross Currency Exchange Contract	—	649,209	—
Total Return Swaps	—	5,641,186	—

Total	$2,949,739,986	$1,730,776,846	$7,948,851

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (3.2% represents investments purchased with collateral from securities on loan)	34.6%
Exchange Traded Funds	12.2
Unaffiliated Mutual Funds	7.4
Banks	5.9
U.S. Treasury Obligations	3.5
Non-Residential Mortgage-Backed Securities	3.5
U.S. Government Agency Obligations	2.3
Oil, Gas & Consumable Fuels	2.3
Commercial Mortgage-Backed Securities	1.9
Semiconductors & Semiconductor Equipment	1.6
Software	1.5
Insurance	1.5
Technology Hardware, Storage & Peripherals	1.5
Pharmaceuticals	1.5
IT Services	1.0
Wireless Telecommunication Services	1.0
Residential Mortgage-Backed Securities	1.0
Metals & Mining	0.9
Media	0.9
Auto Components	0.8
Machinery	0.8
Diversified Telecommunication Services	0.7
Communications Equipment	0.7
Health Care Providers & Services	0.6
Electronic Equipment, Instruments & Components	0.6
Chemicals	0.6
Food Products	0.6
Diversified Financial Services	0.6
Electric Utilities	0.5
Commercial Services & Supplies	0.5
Food & Staples Retailing	0.4
Pipelines	0.4
Internet Software & Services	0.4

Real Estate Management & Development	0.4%
Aerospace & Defense	0.4
Tobacco	0.3
Capital Markets	0.3
Household Products	0.3
Multi-Utilities	0.3
Health Care Equipment & Supplies	0.3
Household Durables	0.3
Automobiles	0.3
Industrial Conglomerates	0.3
Professional Services	0.3
Electrical Equipment	0.3
Textiles, Apparel & Luxury Goods	0.2
Municipal Bonds	0.2
Construction & Engineering	0.2
Beverages	0.2
Specialty Retail	0.2
Real Estate Investment Trusts (REITs)	0.2
Hotels, Restaurants & Leisure	0.2
Construction Materials	0.2
Life Sciences Tools & Services	0.2
Trading Companies & Distributors	0.1
Foreign Government Bonds	0.1
Building Products	0.1
Paper & Forest Products	0.1
Airlines	0.1
Energy Equipment & Services	0.1
Road & Rail	0.1
Thrifts & Mortgage Finance	0.1
Marine	0.1
Containers & Packaging	0.1
Holding Companies	0.1
Water Utilities	0.1
Transportation Infrastructure	0.1

101.1
Liabilities in excess of other assets	(1.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$6,190,728	*	Due from/to broker — variation margin futures	$1,051,903	*
Foreign exchange contracts	Unrealized appreciation on cross currency exchange contracts	649,209		—	—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	9,676,156		Unrealized depreciation on foreign currency forward contracts	50,979
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	6,553,753		Unrealized depreciation on over-the-counter swap agreements	912,567
Equity contracts	Unaffiliated investments	6,247,273		—	—
Equity contracts	Due from/to broker — variation margin futures	39,131,461	*	Due from/to broker — variation margin futures	17,909,287	*

Total		$68,448,580			$19,924,736

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$—	$—	$3,858,154	$(107,453)	$—	$3,750,701
Foreign exchange contracts	—	—	—	—	32,909,921	32,909,921
Equity contracts	271,382	741,156	128,762,557	(8,586,993)	—	121,188,102

Total	$271,382	$741,156	$132,620,711	$(8,694,446)	$32,909,921	$157,848,724

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Futures	Swaps	Forward & Cross Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$4,868,793	$—	$—	$4,868,793
Foreign exchange contracts	—	—	—	—	6,442,304	6,442,304
Equity contracts	17,261	(1,244,344)	(22,857,782)	1,575,395	—	(22,509,470)

Total	$17,261	$(1,244,344)	$(17,988,989)	$1,575,395	$6,442,304	$(11,198,373)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Total Return Swap Agreements(4)
$1,412,364,933	$371,989,860	$130,955,047	$124,946,683	$564,163,477	$169,469,407

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
BNP Paribas	$2,427,473	$—	$—	$2,427,473
Citigroup Global Markets	276,536	—	—	276,536
Deutsche Bank AG	649,209	—	—	649,209
Hong Kong & Shanghai Bank	201,550	(43,735)	—	157,815
Standard Chartered PLC	1,799,556	—	—	1,799,556
State Street Bank	7,347,094	(7,244)	—	7,339,850
UBS AG	4,177,700	(912,567)	—	3,265,133

	$16,879,118

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
BNP Paribas	$—	$—	$—	$—
Citigroup Global Markets	—	—	—	—
Deutsche Bank AG	—	—	—	—
Hong Kong & Shanghai Bank	(43,735)	43,735	—	—
Standard Chartered PLC	—	—	—	—
State Street Bank	(7,244)	7,244	—	—
UBS AG	(912,567)	912,567	—	—

	$(963,546)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $144,243,647:
Unaffiliated investments (cost $2,845,354,801)	$3,055,270,965
Affiliated investments (cost $1,590,918,147)	1,590,918,147
Cash	292,327
Foreign currency, at value (cost $1,654,021)	1,627,224
Deposit with broker	79,626,395
Unrealized appreciation on foreign currency forward contracts	9,676,156
Dividends and interest receivable	7,838,558
Unrealized appreciation on over-the-counter swap agreements	6,553,753
Tax reclaim receivable	3,148,942
Unrealized appreciation on cross currency exchange contracts	649,209
Receivable for fund share sold	604,781
Receivable for investments sold	363,219
Prepaid expenses	36,182

Total Assets	4,756,605,858

LIABILITIES:
Payable to broker for collateral for securities on loan	148,056,849
Due to broker-variation margin futures	10,644,344
Advisory fees payable	1,391,479
Unrealized depreciation on over-the-counter swap agreements	912,567
Accrued expenses and other liabilities	455,056
Payable for investments purchased	283,370
Payable for fund share repurchased	89,007
Distribution fee payable	76,043
Unrealized depreciation on foreign currency forward contracts	50,979
Affiliated transfer agent fee payable	361

Total Liabilities	161,960,055

NET ASSETS.	$4,594,645,803

Net assets were comprised of:
Paid-in capital	$3,434,811,036
Retained earnings	1,159,834,767

Net assets, December 31, 2014	$4,594,645,803

Net asset value and redemption price per share, $4,594,645,803 / 310,267,553 outstanding shares of beneficial interest	$14.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $3,325,996 foreign withholding tax)	$96,462,495
Interest income	28,170,098
Affiliated dividend income	1,752,806
Affiliated income from securities lending, net	1,554,169

127,939,568

EXPENSES
Advisory fees	40,850,006
Distribution fee	4,485,556
Custodian and accounting fees	1,171,000
Audit fee	63,000
Insurance expenses	53,000
Trustees’ fees	46,000
Legal fees and expenses	20,000
Shareholders’ reports	14,000
Commitment fee on syndicated credit agreement	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Loan interest expense	2,575
Miscellaneous	123,231

Total expenses	46,847,368

NET INVESTMENT INCOME	81,092,200

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	109,369,114
Futures transactions	132,620,711
Swap agreements transactions	(8,694,446)
Foreign currency transactions	33,736,509

267,031,888

Net change in unrealized appreciation (depreciation) on:
Investments	(84,125,183)
Futures	(17,988,989)
Swap agreements	1,575,395
Foreign currencies	6,155,002

(94,383,775)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	172,648,113

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$253,740,313

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$81,092,200	$61,584,676
Net realized gain on investment and foreign currency transactions	267,031,888	272,255,718
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(94,383,775)	284,934,869

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	253,740,313	618,775,263

FUND SHARE TRANSACTIONS:
Fund share sold [14,071,528 and 71,365,085 shares, respectively]	199,951,866	905,329,585
Fund share repurchased [13,172,707 and 16,186,388 shares, respectively]	(188,743,398)	(205,666,967)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	11,208,468	699,662,618

TOTAL INCREASE IN NET ASSETS	264,948,781	1,318,437,881
NET ASSETS:
Beginning of year	4,329,697,022	3,011,259,141

End of year	$4,594,645,803	$4,329,697,022

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 74.2%
COMMON STOCKS — 33.3%	Shares	Value (Note 2)
Australia — 1.1%
ARB Corp. Ltd.	8,677	$80,008
Ausdrill Ltd.(a)	168,449	53,580
Beach Energy Ltd.	537,567	455,833
BHP Billiton Ltd.	242,864	5,741,946
BHP Billiton PLC	257,883	5,526,790
Breville Group Ltd.	21,220	111,001
Cardno Ltd.(a)	138,861	384,521
Coca-Cola Amatil Ltd.	113,529	857,152
Collection House Ltd.	167,792	283,694
Commonwealth Bank of Australia	15,950	1,108,186
Decmil Group Ltd.	143,889	171,144
Fleetwood Corp. Ltd.(a)	46,387	64,199
Flight Centre Travel Group Ltd.	26,151	692,242
GPT Group (The), REIT	314,392	1,112,648
Invocare Ltd.	12,962	127,410
MACA Ltd.	162,849	113,007
Macquarie Group Ltd.	85,456	4,029,836
Metcash Ltd.(a)	832,119	1,254,076
Mineral Resources Ltd.	172,799	1,057,475
Mirvac Group, REIT	568,708	822,665
MMG Ltd.	1,024,000	315,388
Monadelphous Group Ltd.(a)	72,008	547,646
Myer Holdings Ltd.(a)	243,790	276,243
NRW Holdings Ltd.	163,280	47,547
Orica Ltd.	65,775	1,007,909
PanAust Ltd.	346,349	394,821
Programmed Maintenance Services Ltd.	52,500	109,533
RCR Tomlinson Ltd.	111,491	200,113
Resolute Mining Ltd.*	426,796	90,898
Sirtex Medical Ltd.	25,434	585,852
Stockland, REIT	357,503	1,194,733
Telstra Corp. Ltd.	1,209,164	5,870,283
Thorn Group Ltd.	138,761	350,945
Woodside Petroleum Ltd.	62,155	1,922,287
Woolworths Ltd.	212,143	5,271,671
WorleyParsons Ltd.	63,292	518,453

		42,751,735

Austria — 0.1%
Oesterreichische Post AG	51,439	2,513,410
OMV AG	12,216	324,375
Raiffeisen Bank International AG	9,718	148,492

		2,986,277

Belgium — 0.1%
Ageas	25,335	900,793
Colruyt SA	43,677	2,030,525

		2,931,318

Bermuda
Montpelier Re Holdings Ltd.	18,300	655,506

Brazil — 0.1%
AMBEV SA	157,800	970,593
Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	32,600	205,054
Cia Energetica de Minas Gerais, ADR	151,692	753,909
Eternit SA	60,200	73,602
EZ TEC Empreendimentos e Participacoes SA	23,900	197,803

COMMON STOCKS (continued)	Shares	Value (Note 2)
Brazil (continued)
Mahle-Metal Leve SA Industria e Comercio	13,000	$102,505
Souza Cruz SA	77,000	559,642
Transmissora Alianca de Energia Eletrica SA, UTS	47,500	336,656
Vale SA	160,000	1,318,787

		4,518,551

Cambodia
NagaCorp Ltd.	656,000	534,578

Canada — 0.7%
Bank of Montreal	14,932	1,056,216
Bank of Nova Scotia (The)	19,666	1,122,441
BCE, Inc.	27,111	1,243,307
Canadian Imperial Bank of Commerce	13,886	1,193,302
Centerra Gold, Inc.	116,200	604,104
Constellation Software, Inc.	2,300	683,863
Corus Entertainment, Inc. (Class B Stock)	49,900	985,716
Genworth MI Canada, Inc.	95,800	3,049,306
IAMGOLD Corp.*	147,900	399,730
Magna International, Inc.	12,800	1,386,979
National Bank of Canada	9,881	420,483
Nevsun Resources Ltd.	31,000	119,539
Power Corp. of Canada	24,059	657,698
RioCan Real Estate Investment Trust, REIT	64,063	1,457,381
Rogers Communications, Inc. (Class B Stock)	134,600	5,233,157
Royal Bank of Canada	17,685	1,221,419
Shaw Communications, Inc. (Class B Stock)	115,900	3,127,444
Stantec, Inc.	7,600	208,872
Teck Resources Ltd. (Class B Stock)	82,500	1,127,647
Toronto-Dominion Bank (The)	25,941	1,239,443
Transcontinental, Inc. (Class A Stock)	69,700	993,486
Yellow Media Ltd.*(a)	16,465	277,487

		27,809,020

Chile
Administradora de Fondos de Pensiones Habitat SA	321,204	481,811
Enersis SA, ADR	34,500	553,035
Inversiones Aguas Metropolitanas SA	47,780	74,014

		1,108,860

China — 0.5%
AAC Technologies Holdings, Inc.	134,000	712,646
Bank of Communications Co. Ltd. (Class H Stock)	1,270,000	1,180,807
Changyou.com Ltd., ADR*	7,600	207,936
China BlueChemical Ltd. (Class H Stock)	902,000	319,018
China Construction Bank Corp. (Class H Stock)	1,269,000	1,036,497
China Lilang Ltd.	145,000	90,964
China Lumena New Materials Corp.*	2,722,000	220,227
China Mobile Ltd.	307,500	3,601,670
China Shenhua Energy Co. Ltd. (Class H Stock)	227,500	671,332
CNOOC Ltd. (Class H Stock)	1,418,000	1,917,376
Geely Automobile Holdings Ltd.	835,000	264,006
Guangdong Investment Ltd.	1,894,000	2,466,830
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,266,000	924,423

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Jiangsu Expressway Co. Ltd. (Class H Stock)	614,000	$731,037
NetEase, Inc., ADR	14,059	1,393,809
Pacific Online Ltd.	255,000	118,713
Peak Sport Products Co. Ltd.	786,000	216,989
Shenguan Holdings Group Ltd.	1,258,000	414,680
Shougang Fushan Resources Group Ltd.	1,618,000	352,617
Yangzijiang Shipbuilding Holdings Ltd.	558,000	505,668

		17,347,245

Colombia
Ecopetrol SA, ADR(a)	32,300	552,976

Cyprus
Globaltrans Investment PLC, GDR	17,960	88,963

Czech Republic — 0.1%
CEZ A/S	124,939	3,208,170
Komercni Banka A/S	2,909	598,676

		3,806,846

Denmark — 0.1%
A.P. Moeller-Maersk A/S (Class B Stock)	344	684,199
Coloplast A/S (Class B Stock)	8,630	722,197
Novozymes A/S (Class B Stock)	14,170	596,466
Pandora A/S	9,133	740,295
TDC A/S	111,434	849,897

		3,593,054

Finland — 0.3%
Citycon OYJ	134,541	414,970
Elisa OYJ	11,413	311,519
Fortum OYJ	51,347	1,114,826
Kone OYJ (Class B Stock)	34,745	1,581,865
Nokian Renkaat OYJ	19,404	473,334
Orion OYJ (Class B Stock)	139,033	4,324,005
Ramirent OYJ	4,813	37,308
Sampo OYJ (Class A Stock)	58,288	2,728,725
Tikkurila OYJ	21,703	379,053

		11,365,605

France — 0.6%
AXA SA	46,694	1,075,974
Boiron SA	9,025	762,465
Christian Dior SA	11,970	2,048,529
Cie Generale des Etablissements Michelin	36,354	3,281,564
CNP Assurances	38,632	684,876
Euler Hermes Group	920	95,267
GDF Suez	45,758	1,067,035
Legrand SA	40,683	2,134,160
Metropole Television SA	106,898	2,014,988
Neopost SA(a)	15,669	893,884
Societe BIC SA	3,127	415,654
Societe Generale SA	34,010	1,423,328
Total Gabon	413	147,893
Unibail-Rodamco SE, REIT	9,577	2,456,848
Valeo SA	14,998	1,866,209
Vinci SA	22,221	1,213,326

		21,582,000

Germany — 0.6%
BASF SE	46,775	3,923,540

COMMON STOCKS (continued)	Shares	Value (Note 2)
Germany (continued)
Bertrandt AG	6,041	$833,667
Bijou Brigitte AG	1,621	99,369
Deutsche Annington Immobilien SE	21,234	720,931
Deutsche Lufthansa AG	82,836	1,372,676
E.ON SE	63,932	1,092,709
Hannover Rueck SE	22,397	2,020,470
Hugo Boss AG	11,878	1,453,059
K+S AG	34,863	962,053
LEG Immobilien AG*	9,349	696,444
Merck KGaA	15,866	1,493,128
ProSiebenSat.1 Media AG	86,436	3,611,593
RTL Group SA	8,690	828,647
RWE AG	32,069	989,802
SAP SE	14,206	991,984
Stada Arzneimittel AG	19,214	583,007
Suedzucker AG(a)	50,899	731,819

		22,404,898

Greece
Aegean Airlines SA*	6,574	54,889
Metka SA	7,393	75,169

		130,058

Hong Kong — 1.0%
AMVIG Holdings Ltd.	196,000	84,672
Asian Citrus Holdings Ltd.*	805,888	84,784
BOC Hong Kong Holdings Ltd.	226,500	754,730
Champion REIT	430,000	199,622
Chaoda Modern Agriculture Holdings Ltd.*	1,052,000	29,456
Cheung Kong Holdings Ltd.	138,000	2,311,062
Cheung Kong Infrastructure Holdings Ltd.	49,000	360,335
CLP Holdings Ltd.	97,000	839,962
CSI Properties Ltd.	5,120,000	202,832
Dah Sing Financial Holdings Ltd.	173,600	1,008,378
Emperor Entertainment Hotel Ltd.	605,000	145,663
Emperor International Holdings Ltd.	1,314,000	285,289
Emperor Watch & Jewellery Ltd.	920,000	45,396
Fairwood Holdings Ltd.	34,500	84,263
Giordano International Ltd.	640,000	283,103
Great Eagle Holdings Ltd.	79,049	256,501
Hang Lung Properties Ltd.	451,000	1,258,158
Hang Seng Bank Ltd.	88,400	1,469,250
HKR International Ltd.	233,600	115,058
Hongkong Land Holdings Ltd.	276,000	1,865,760
Hysan Development Co. Ltd.	421,000	1,868,401
Kerry Properties Ltd.	478,500	1,726,183
Lai Sun Development Co. Ltd.	4,019,000	90,891
Lai Sun Garment International Ltd.	550,000	70,925
Lifestyle International Holdings Ltd.	206,500	434,588
New World Development Co. Ltd.	618,000	709,470
Pacific Textile Holdings Ltd.	511,000	677,410
Power Assets Holdings Ltd.	426,500	4,123,408
Real Nutriceutical Group Ltd.	733,000	190,108
Sa Sa International Holdings Ltd.	632,000	440,890
Sands China Ltd.	469,200	2,284,134
Sino Biopharmaceutical Ltd.	644,000	580,312
Sino Land Co. Ltd.	448,000	719,177
Sitoy Group Holdings Ltd.	143,000	115,581
SJM Holdings Ltd.	259,000	409,452
Sun Hung Kai Properties Ltd.	229,000	3,469,453

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Swire Pacific Ltd. (Class A Stock)	80,000	$1,038,438
Swire Properties Ltd.	545,600	1,605,381
Television Broadcasts Ltd.	185,000	1,077,128
Tibet 5100 Water Resources Holdings Ltd.	14,000	5,308
VTech Holdings Ltd.	59,100	847,481
Wharf Holdings Ltd. (The)	285,000	2,046,041
Wheelock & Co. Ltd.	206,000	956,446

		37,170,880

Hungary
MOL Hungarian Oil & Gas PLC	7,632	334,956

India
Infosys Ltd., ADR	24,700	777,062

Indonesia — 0.2%
Indocement Tunggal Prakarsa Tbk PT	184,500	372,275
Perusahaan Gas Negara Persero Tbk PT	2,340,000	1,132,380
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	2,617,000	398,263
Semen Indonesia Persero Tbk PT	440,000	574,423
Telekomunikasi Indonesia Persero Tbk PT	11,547,500	2,653,947
United Tractors Tbk PT	507,500	708,777

		5,840,065

Ireland
Anglo Irish Bank Corp. PLC, (ISE)*	2,500	—
Anglo Irish Bank Corp. PLC, (XLON)*	20,646	—
Paddy Power PLC	6,150	506,119

		506,119

Israel — 0.2%
Bank Hapoalim BM	176,611	830,448
Bank Leumi Le-Israel BM*	201,143	687,147
Bezeq Israeli Telecommunication Corp. Ltd.	1,733,478	3,074,871
Delek Automotive Systems Ltd.	22,138	196,718
Israel Discount Bank Ltd. (Class A Stock)*	441,429	704,764
Ituran Location and Control Ltd.	15,664	343,607
Migdal Insurance & Financial Holding Ltd.	175,760	209,288
Teva Pharmaceutical Industries Ltd., ADR	33,200	1,909,332

		7,956,175

Italy — 0.2%
ASTM SpA	49,542	572,451
Banca Popolare di Milano Scarl*	379,521	247,233
DiaSorin SpA	34,034	1,371,175
Eni SpA	84,550	1,481,023
Mediobanca SpA	100,443	816,154
Recordati SpA	174,304	2,702,303
Societa Cattolica di Assicurazioni SCRL	38,554	267,085
Societa Iniziative Autostradali e Servizi SpA	11,567	111,315

		7,568,739

Japan — 2.8%
77 Bank Ltd. (The)	30,000	157,665
ABC-Mart, Inc.	31,200	1,509,713
Achilles Corp.	37,000	45,480
Aeon Co. Ltd.	127,700	1,283,321
Ai Holdings Corp.	17,800	313,767
Aichi Bank Ltd. (The)	1,600	79,091
Ain Pharmaciez, Inc.	4,300	123,300
Aisan Industry Co. Ltd.	24,000	205,322

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Alpine Electronics, Inc.	11,300	$185,515
Amano Corp.	51,200	524,800
Amuse, Inc.	5,500	159,366
ANA Holdings, Inc.	528,000	1,305,550
Anritsu Corp.	30,000	208,697
Aoyama Trading Co. Ltd.	12,000	262,199
Asahi Holdings, Inc.	11,500	177,255
Asahi Kasei Corp.	66,000	602,080
Asante, Inc.	11,100	117,946
Bank of Kyoto Ltd. (The)	36,000	300,946
BML, Inc.	3,100	82,381
Bridgestone Corp.	80,200	2,781,492
Canon, Inc.	182,600	5,803,714
Cawachi Ltd.	7,100	105,229
Central Glass Co. Ltd.	72,000	261,120
Central Japan Railway Co.	13,400	2,008,343
Chori Co. Ltd.	15,800	245,627
Chugoku Marine Paints Ltd.	31,000	261,604
Corona Corp.	15,600	152,306
Dai Nippon Printing Co. Ltd.	48,000	432,314
Daihatsu Motor Co. Ltd.	67,000	875,076
Daiichikosho Co. Ltd.	46,800	1,268,900
Daishi Bank Ltd. (The)	10,000	33,192
Daiwa Industries Ltd.	49,000	306,610
Dena Co. Ltd.(a)	35,500	424,062
Dr. Ci:Labo Co. Ltd.	35,400	1,208,943
Dynam Japan Holdings Co. Ltd.	418,400	820,782
Eighteenth Bank Ltd. (The)	53,000	147,917
Eisai Co. Ltd.	32,600	1,260,746
Elecom Co. Ltd.	13,500	268,296
Enplas Corp.	4,500	151,977
FamilyMart Co. Ltd.	66,900	2,519,710
FJ Next Co. Ltd.	16,000	73,074
Foster Electric Co. Ltd.	17,100	298,974
Fuji Heavy Industries Ltd.	46,400	1,641,910
FUJIFILM Holdings Corp.	29,100	887,945
Fujimori Kogyo Co. Ltd.	10,000	279,006
Fujitsu General Ltd.	114,000	1,098,360
Fukushima Industries Corp.	6,800	108,789
Fuyo General Lease Co. Ltd.	4,500	155,366
Gendai Agency, Inc.	14,600	82,010
Geo Holdings Corp.	9,500	76,011
GLP J-Reit, REIT	603	671,677
Graphite Design, Inc.	4,100	20,917
Gree, Inc.(a)	72,500	436,437
Gunma Bank Ltd. (The)	40,000	259,580
Hachijuni Bank Ltd. (The)	57,000	366,145
Hankyu Hanshin Holdings, Inc.	84,000	450,584
Hard Off Corp. Co. Ltd.	23,300	178,184
Hazama Ando Corp.	43,300	278,352
Heiwa Corp.	40,800	812,936
Higo Bank Ltd. (The)	102,000	540,239
HI-LEX Corp.	7,000	193,109
Hoya Corp.	34,200	1,156,809
Hyakugo Bank Ltd. (The)	14,000	57,758
Hyakujushi Bank Ltd. (The)	16,000	52,265
Imasen Electric Industrial	17,300	241,701
Infocom Corp.	12,200	91,263
Inpex Corp.	80,400	895,091
Isuzu Motors Ltd.	100,000	1,218,031

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Japan Digital Laboratory Co. Ltd.	34,400	$462,181
Japan Logistics Fund, Inc., REIT	470	1,057,089
Japan Petroleum Exploration Co.	12,700	398,999
Japan Real Estate Investment Corp., REIT	204	982,928
Juroku Bank Ltd. (The)	14,000	49,552
Kagoshima Bank Ltd. (The)	96,000	602,461
Kaken Pharmaceutical Co. Ltd.	45,000	870,129
Kanematsu Electronics Ltd.	5,900	83,959
Kato Sangyo Co. Ltd.	15,800	297,634
KDDI Corp.	88,900	5,585,058
Keihin Corp.	1,900	28,201
Kimoto Co. Ltd.	22,000	55,847
Kinden Corp.	50,000	505,035
Konishi Co. Ltd.	10,200	161,508
Kosaido Co. Ltd.	24,800	94,277
Kura Corp.	15,200	427,881
Kuroda Electric Co. Ltd.	26,500	365,236
Kyowa Exeo Corp.	12,000	127,976
Lawson, Inc.	52,000	3,142,262
Lintec Corp.	16,300	360,311
Meiko Network Japan Co. Ltd.	6,700	68,125
Ministop Co. Ltd.	12,100	160,567
Miraca Holdings, Inc.	46,100	1,983,171
Mitsubishi Estate Co. Ltd.	68,000	1,432,820
Mitsubishi Motors Corp.	84,000	767,379
Mitsubishi Steel Manufacturing Co. Ltd.	39,000	79,624
Mitsubishi UFJ Financial Group, Inc.	95,900	526,897
Mitsui Fudosan Co. Ltd.	76,000	2,037,982
Mitsui Matsushima Co. Ltd.	151,000	159,237
Mixi, Inc.	11,900	438,755
Mizuho Financial Group, Inc.	251,800	422,093
MTI Ltd.	9,100	94,670
NAC Co. Ltd.	7,800	73,605
Nagoya Railroad Co. Ltd.	126,000	469,126
Namura Shipbuilding Co. Ltd.	34,200	368,356
Neturen Co. Ltd.	29,400	195,790
Nexon Co. Ltd.	147,000	1,370,350
NHK Spring Co. Ltd.	70,000	609,095
NIFTY Corp.	4,700	51,833
Nihon Parkerizing Co. Ltd.	15,500	353,633
Nihon Trim Co. Ltd.	3,000	63,963
Nippon Electric Glass Co. Ltd.	80,000	359,982
Nippon Pillar Packing Co. Ltd.	26,000	197,190
Nippon Telegraph & Telephone Corp.	34,100	1,741,918
Nippon Yusen KK	394,000	1,112,856
Nissan Chemical Industries Ltd.	57,000	1,033,791
Nissin Kogyo Co. Ltd.	48,400	672,197
Nitori Holdings Co. Ltd.	13,200	709,216
Nittoc Construction Co. Ltd.	15,800	66,874
Nojima Corp.	8,200	95,852
Nomura Real Estate Master Fund, Inc., REIT	621	804,192
NTT DoCoMo, Inc.	162,700	2,369,410
Oita Bank Ltd. (The)	64,000	226,023
Oji Holdings Corp.	129,000	461,548
Oracle Corp. Japan	40,300	1,642,074
Oriental Land Co. Ltd.	2,000	461,228
ORIX Corp.	46,600	586,358
Pal Co. Ltd.	3,200	87,469
Piolax, Inc.	3,600	153,493

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Riken Corp.	45,000	$169,518
San-A Co. Ltd. (Class A Stock)	4,400	148,677
San-Ai Oil Co. Ltd.	16,000	107,206
San-In Godo Bank Ltd. (The)	111,000	834,660
Sanrio Co. Ltd.(a)	7,800	192,719
Sanyo Housing Nagoya Co. Ltd.	15,800	166,848
Seino Holdings Co. Ltd.	39,000	393,104
Sekisui Chemical Co. Ltd.	63,000	757,951
Sekisui Jushi Corp.	36,000	479,448
Shiga Bank Ltd. (The)	15,000	79,910
Shin-Etsu Polymer Co. Ltd.	51,300	212,274
Shiroki Corp.	64,000	174,684
Showa Corp.	19,400	179,205
Showa Shell Sekiyu KK	73,700	725,979
Sinko Industries Ltd.	23,000	219,191
Sintokogio Ltd.	6,600	44,838
SNT Corp.	18,300	77,853
Sogo Medical Co. Ltd.	3,700	187,519
Sony Financial Holdings, Inc.	261,600	3,852,092
St. Marc Holdings Co. Ltd.	6,000	344,375
Sugi Holdings Co. Ltd.	100	4,082
Sumitomo Densetsu Co. Ltd.	22,000	271,964
Sumitomo Mitsui Financial Group, Inc.	14,500	524,214
Sumitomo Realty & Development Co. Ltd.	36,000	1,226,490
Sundrug Co. Ltd.	26,300	1,075,095
T. RAD Co. Ltd.	58,000	121,136
Tachi-S Co. Ltd.	13,200	181,337
Taihei Dengyo Kaisha Ltd.	26,000	198,474
Taiho Kogyo Co. Ltd.	3,800	41,216
Taiyo Holdings Co. Ltd.	15,100	534,840
Taka-Q Ltd.	39,000	72,156
Tamron Co. Ltd.	4,100	81,292
TBK Co. Ltd.	12,000	67,180
Teikoku Sen-I Co. Ltd. (Class I Stock)	33,000	734,824
Toagosei Co. Ltd.	142,000	563,287
Tokai Corp.	17,200	514,473
Tokai Rika Co. Ltd.	13,900	291,775
Tokyo Tatemono Co. Ltd.	51,000	371,159
Toppan Forms Co. Ltd.	30,400	305,132
Toppan Printing Co. Ltd.	64,000	415,837
Toshiba TEC Corp.	22,000	150,800
Towa Bank Ltd. (The)	135,000	114,094
Toyo Kohan Co. Ltd.	17,000	90,203
Toyo Seikan Group Holdings Ltd.	26,200	325,444
Trend Micro, Inc.*	20,100	555,428
TS Tech Co. Ltd.	44,600	1,043,136
Universal Entertainment Corp.	15,700	234,664
Wakita & Co. Ltd.	36,000	337,585
Warabeya Nichiyo Co. Ltd.	3,300	55,516
Yahoo! Japan Corp.	1,007,100	3,609,371
Yamazen Corp.	9,200	65,372
Yellow Hat Ltd.	5,000	102,245
Yodogawa Steel Works Ltd.	65,000	241,773
Yorozu Corp.	7,300	121,109

		105,762,897

Kazakhstan
KazMunaiGas Exploration Production JSC, GDR	39,273	553,467

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Luxembourg
Millicom International Cellular SA, SDR	16,494	$1,222,125

Macau
Wynn Macau Ltd.	137,200	382,768

Malaysia
Affin Holdings Bhd	92,500	76,536
DiGi.Com Bhd	665,500	1,172,335
Padini Holdings Bhd	138,400	57,594
Petronas Chemicals Group Bhd	178,300	277,300
YTL Power International Bhd	1	—

		1,583,765

Malta
Unibet Group PLC, SDR	11,933	753,892

Mexico
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	407,100	885,459

Netherlands — 0.2%
Heineken Holding NV	7,338	459,371
Royal Dutch Shell PLC (Class A Stock), (XEQT)	73,108	2,436,634
Royal Dutch Shell PLC (Class A Stock), (XLON)	73,171	2,441,933
Royal Dutch Shell PLC (Class B Stock)	31,752	1,097,067

		6,435,005

New Zealand
SKY Network Television Ltd.	202,743	951,810

Norway — 0.4%
Kongsberg Gruppen ASA	17,513	288,626
Salmar ASA	26,633	453,387
Statoil ASA	427,125	7,520,320
Telenor ASA	167,595	3,390,215
TGS Nopec Geophysical Co. ASA(a)	97,387	2,103,241
Yara International ASA	30,272	1,348,085

		15,103,874

Panama — 0.1%
Copa Holdings SA (Class A Stock)(a)	24,600	2,549,544

Peru
Cia de Minas Buenaventura SAA, ADR	16,300	155,828

Philippines
Nickel Asia Corp.	144,400	152,600

Poland — 0.1%
Asseco Poland SA	24,501	351,480
Enea SA	89,881	386,692
KGHM Polska Miedz SA	36,199	1,103,523
PGE SA	105,015	555,238
Polskie Gornictwo Naftowe i Gazownictwo SA	403,278	502,909

		2,899,842

Portugal
EDP - Energias de Portugal SA	214,989	833,653
Puerto Rico
Triple-S Management Corp. (Class B Stock)*	9,834	235,131

Russia — 0.1%
CTC Media, Inc.	59,300	288,791

COMMON STOCKS (continued)	Shares	Value (Note 2)
Russia (continued)
Gazprom OAO, ADR	132,244	$599,065
Lukoil OAO, ADR	13,273	509,020
MMC Norilsk Nickel OJSC, ADR	97,140	1,342,484
Mobile Telesystems OJSC, ADR	81,700	586,606
Surgutneftegas OAO, ADR(a)	95,980	398,317
Tatneft OAO, ADR	16,605	406,823

		4,131,106

Singapore — 0.2%
Cache Logistics Trust, REIT	209,000	182,772
CapitaLand Ltd.	267,000	663,856
DBS Group Holdings Ltd.	74,000	1,145,618
Frasers Centrepoint Trust, REIT	192,000	273,944
Global Logistic Properties Ltd.	693,000	1,292,031
Great Eastern Holdings Ltd.	7,000	126,480
Hong Fok Corp. Ltd.	357,000	221,337
Hong Leong Finance Ltd.	34,000	66,991
Keppel Corp. Ltd.	161,000	1,073,126
Kulicke & Soffa Industries, Inc.*	10,300	148,938
Mapletree Industrial Trust, REIT	455,000	509,088
Mapletree Logistics Trust, REIT	313,000	279,470
Oversea-Chinese Banking Corp. Ltd.	157,000	1,235,272
SATS Ltd.	35,000	80,402
UMS Holdings Ltd.	423,750	162,552
United Overseas Bank Ltd.	17,000	313,719
UOL Group Ltd.	141,000	737,118

		8,512,714

South Africa — 0.5%
AVI Ltd.	84,897	568,788
Kumba Iron Ore Ltd.	30,053	621,527
Liberty Holdings Ltd.	42,641	452,259
Life Healthcare Group Holdings Ltd.	399,155	1,474,538
MMI Holdings Ltd.	494,993	1,283,723
MTN Group Ltd.	237,430	4,516,520
Reunert Ltd.	46,299	242,769
Sanlam Ltd.	85,590	515,019
Sasol Ltd.	90,304	3,370,404
Truworths International Ltd.	191,475	1,271,540
Vodacom Group Ltd.	335,763	3,715,337
Woolworths Holdings Ltd.	33,888	224,736

		18,257,160

South Korea — 0.3%
Global & Yuasa Battery Co. Ltd.*	2,980	107,311
Hankook Tire Co. Ltd.*	9,650	458,583
Hyundai Home Shopping Network Corp.*	1,404	176,274
Hyundai Hy Communications & Networks Co. Ltd.*	10,720	43,026
Hyundai Mobis Co. Ltd.*	8,397	1,796,511
KB Financial Group, Inc.*	24,870	813,101
Kia Motors Corp.*	24,161	1,148,034
KT&G Corp.	8,002	555,606
Samsung Electronics Co. Ltd.	5,964	7,170,186
Youngone Holdings Co. Ltd.*	2,680	216,137

		12,484,769

Spain — 0.2%
Iberdrola SA	180,892	1,219,350
Mapfre SA	150,729	509,463
Red Electrica Corp. SA	21,516	1,896,671

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Spain (continued)
Telefonica SA	170,557	$2,448,783
Zardoya Otis SA	38,941	431,842

		6,506,109

Sweden — 0.6%
Alfa Laval AB	63,367	1,198,258
Atlas Copco AB (Class A Stock)	66,557	1,851,993
Axfood AB	46,846	2,796,325
Axis Communications AB(a)	11,148	284,208
Castellum AB	54,229	844,880
Hufvudstaden AB (Class A Stock)	46,202	599,559
Industrivarden AB (Class C Stock)	127,735	2,217,245
Intrum Justitia AB	68,363	2,024,745
Investment AB Kinnevik (Class B Stock)	31,317	1,018,405
Investment AB Oresund*	2,655	56,400
Investor AB (Class B Stock)	133,525	4,854,680
JM AB	5,004	158,620
Nolato AB (Class B Stock)	3,659	83,091
Oriflame Cosmetics SA, SDR(a)	29,033	402,272
Swedish Match AB	56,463	1,769,241
TeliaSonera AB	182,421	1,172,852

		21,332,774

Switzerland — 0.6%
Actelion Ltd.*	9,312	1,072,008
Baloise Holding AG	2,011	257,029
BB Biotech AG*	4,166	980,179
Geberit AG	1,848	625,184
Nestle SA	59,663	4,349,493
Novartis AG	14,220	1,318,812
Pargesa Holding SA	1,158	89,358
Roche Holding AG	27,848	7,545,199
SGS SA	1,553	3,171,180
Swatch Group AG (The)	5,744	496,866
Swisscom AG	2,045	1,073,089
Zurich Insurance Group AG*	4,207	1,314,697

		22,293,094

Taiwan — 0.3%
Boardtek Electronics Corp.	142,000	194,974
Catcher Technology Co. Ltd.	63,000	486,513
Chicony Electronics Co. Ltd.	253,260	705,233
China Steel Chemical Corp.	63,000	307,759
Cyberlink Corp.	62,000	177,656
Draytek Corp.	69,000	55,702
Far EasTone Telecommunications Co. Ltd.	90,000	207,338
Formosan Rubber Group, Inc.	399,000	414,865
Foxconn Technology Co. Ltd.	67,000	180,020
Grape King Bio Ltd.	19,000	76,042
Greatek Electronics, Inc.	441,000	530,953
Holtek Semiconductor, Inc.	168,000	294,619
Largan Precision Co. Ltd.	4,000	299,425
Lumax International Corp. Ltd.	63,300	129,438
MediaTek, Inc.	28,000	407,048
Micro-Star International Co. Ltd.	199,000	213,049
Novatek Microelectronics Corp.	112,000	625,867
Pegatron Corp.	296,000	676,579
Phison Electronics Corp.	83,000	569,504
Polytronics Technology Corp.	55,000	116,057
Primax Electronics Ltd.	91,000	110,345

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Radiant Opto-Electronics Corp.	283,000	$901,027
Realtek Semiconductor Corp.	313,720	1,041,807
Sigurd Microelectronics Corp.	155,000	149,349
Simplo Technology Co. Ltd.	181,000	892,045
Sinmag Equipment Corp.	8,480	51,129
Sonix Technology Co. Ltd.	215,000	313,620
Stark Technology, Inc.	15,000	13,324
Taiwan Cement Corp.	131,000	179,085
Taiwan Secom Co. Ltd.	42,630	111,702
Taiwan Surface Mounting Technology Co. Ltd.	163,280	215,266
Test Research, Inc.	127,177	204,386
Transcend Information, Inc.	79,000	245,144
United Integrated Services Co. Ltd.	153,000	146,033
Yuanta Financial Holding Co. Ltd.	551,000	267,251

		11,510,154

Thailand — 0.2%
Advanced Info Service PCL, NVDR	279,900	2,122,529
BEC World PCL, NVDR	326,700	505,615
Delta Electronics Thailand PCL, NVDR	456,200	973,830
Jasmine International PCL, NVDR	924,400	205,022
PTT Exploration & Production PCL, NVDR	833,600	2,822,890
PTT PCL, NVDR	156,200	1,530,162
TTW PCL, NVDR	1,543,900	543,265

		8,703,313

Turkey — 0.1%
Akcansa Cimento A/S	16,574	110,515
Eczacibasi Yatirim Holding Ortakligi A/S	43,560	118,431
Ipek Dogal Enerji Kaynaklari Ve Uretim A/S*	64,388	43,053
Is Gayrimenkul Yatirim Ortakligi A/S, REIT	1	—
Koza Altin Isletmeleri A/S	44,913	300,292
Koza Anadolu Metal Madencilik Isletmeleri A/S*	113,772	80,497
Turk Telekomunikasyon A/S	388,546	1,208,770
Turkcell Iletisim Hizmet A/S*	112,871	688,794

		2,550,352

United Kingdom — 4.0%
Aberdeen Asset Management PLC	153,720	1,027,152
Admiral Group PLC	77,712	1,594,272
Aero Inventory PLC*	16,478	—
Aggreko PLC	83,308	1,942,745
Amec Foster Wheeler PLC	11,148	147,229
Amlin PLC	160,937	1,193,803
Anglo American PLC, (XJSE)	58,744	1,088,196
Anglo American PLC, (XLON)	127,145	2,352,753
Ashmore Group PLC(a)	403,786	1,748,649
AstraZeneca PLC	126,389	8,926,967
Barclays PLC	387,298	1,455,985
Beazley PLC	373,666	1,663,541
Big Yellow Group PLC, REIT	45,888	432,391
BP PLC	553,657	3,514,386
British American Tobacco PLC	60,008	3,251,897
British Land Co. PLC (The), REIT	144,879	1,747,049
BT Group PLC	152,376	947,790
Burberry Group PLC	23,673	600,626
Cairn Energy PLC*	143,454	396,501
Catlin Group Ltd.	158,222	1,648,181

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Centrica PLC	317,366	$1,374,653
Chesnara PLC	14,260	75,401
Cobham PLC	575,344	2,888,267
Compass Group PLC	54,171	925,941
Daily Mail & General Trust PLC (Class A Stock)	16,883	215,840
Dart Group PLC	131,498	596,414
Delphi Automotive PLC	59,100	4,297,752
Derwent London PLC, REIT	29,024	1,354,952
Diageo PLC	28,377	812,920
Diploma PLC	27,543	307,377
Domino Printing Sciences PLC	8,792	90,441
Dunelm Group PLC	33,143	477,507
GlaxoSmithKline PLC	391,523	8,399,593
Go-Ahead Group PLC	2,822	107,570
Great Portland Estates PLC, REIT	124,123	1,415,942
Greggs PLC	141,974	1,619,026
Halfords Group PLC	14,982	109,328
Hammerson PLC, REIT	105,742	990,267
Highland Gold Mining Ltd.	204,029	99,471
Hikma Pharmaceuticals PLC	48,142	1,477,072
HSBC Holdings PLC, (QMTF)	818,588	7,735,474
HSBC Holdings PLC, (XHKG)	765,200	7,276,258
IG Group Holdings PLC	32,495	363,118
IMI PLC	82,153	1,607,240
Imperial Tobacco Group PLC	42,368	1,865,021
Indivior PLC*	49,029	114,167
Intermediate Capital Group PLC	55,096	393,601
Intertek Group PLC	43,241	1,564,982
ITE Group PLC	169,218	421,990
Land Securities Group PLC, REIT	102,255	1,838,103
Legal & General Group PLC	2,064,535	7,971,493
Liberty Global PLC (Class A Stock)*	28,088	1,410,158
Micro Focus International PLC	71,529	1,204,042
Mitie Group PLC	95,915	413,894
Moneysupermarket.com Group PLC	72,904	263,698
Next PLC	16,670	1,767,972
Pace PLC	98,290	527,009
PayPoint PLC	58,885	817,903
Playtech PLC	116,087	1,238,739
QinetiQ Group PLC	225,491	657,367
Reckitt Benckiser Group PLC	49,029	3,971,059
Reed Elsevier NV	134,970	3,223,174
Reed Elsevier PLC	200,715	3,428,616
Rio Tinto Ltd.	12,396	581,136
Rotork PLC	32,055	1,154,686
Royal Bank of Scotland Group PLC*	463,592	2,820,587
Sage Group PLC (The)	429,869	3,104,771
Senior PLC	211,725	991,946
Sky PLC	264,187	3,687,087
Smith & Nephew PLC	104,085	1,876,920
Smiths Group PLC	62,808	1,067,997
Spectris PLC	52,023	1,698,980
Spirax-Sarco Engineering PLC	23,521	1,047,082
SSE PLC	48,838	1,233,997
Subsea 7 SA	76,345	781,231
Tate & Lyle PLC	94,452	884,966
UBM PLC	77,502	579,197
Ultra Electronics Holdings PLC	33,994	948,265
Unilever NV, CVA	131,523	5,144,895

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Unilever PLC	131,410	$5,338,960
UNITE Group PLC (The)	110,633	797,525
Weir Group PLC (The)	50,079	1,436,056
WH Smith PLC	77,219	1,614,782
William Hill PLC	66,198	371,973
WM Morrison Supermarkets PLC	475,520	1,356,787
WS Atkins PLC	35,325	748,135

		152,658,886

United States — 16.7%
3M Co.	10,000	1,643,200
AbbVie, Inc.	80,253	5,251,756
Accenture PLC (Class A Stock)	54,400	4,858,464
ACE Ltd.	57,800	6,640,064
Adams Resources & Energy, Inc.	2,200	109,890
ADT Corp. (The)(a)	81,500	2,952,745
Aetna, Inc.	63,865	5,673,128
Aflac, Inc.	139,200	8,503,728
Albemarle Corp.(a)	48,400	2,910,292
Alliance Resource Partners LP, MLP	17,000	731,850
Allied World Assurance Co. Holdings AG	91,000	3,450,720
Allstate Corp. (The)	19,361	1,360,110
Ally Financial, Inc.*	55,600	1,313,272
Altera Corp.	29,200	1,078,648
Altria Group, Inc.	44,900	2,212,223
American Assets Trust, Inc., REIT	15,438	614,587
American Campus Communities, Inc., REIT	21,340	882,622
American Equity Investment Life Holding Co.	100,600	2,936,514
American Financial Group, Inc.	66,400	4,031,808
American International Group, Inc.	34,800	1,949,148
American States Water Co.	8,631	325,043
Amgen, Inc.	15,238	2,427,261
Amsurg Corp.*	91,700	5,018,741
Apache Corp.	16,929	1,060,940
Apollo Education Group, Inc.*	13,400	457,074
Apple, Inc.	74,939	8,271,767
Arch Capital Group Ltd.*	2,500	147,750
Assurant, Inc.	17,591	1,203,752
Assured Guaranty Ltd.	140,200	3,643,798
AT&T, Inc.(a)	128,619	4,320,312
AutoZone, Inc.*	3,365	2,083,305
AvalonBay Communities, Inc., REIT	16,175	2,642,833
Axis Capital Holdings Ltd.	50,400	2,574,936
Babcock & Wilcox Co. (The)	32,000	969,600
Ball Corp.	22,349	1,523,531
Bank of America Corp.	306,300	5,479,707
BankUnited, Inc.	9,400	272,318
Baxter International, Inc.	88,987	6,521,857
Becton, Dickinson and Co.	20,431	2,843,178
Bed Bath & Beyond, Inc.*	38,900	2,963,013
Biogen Idec, Inc.*	2,357	800,084
Bio-Techne Corp.	6,300	582,120
BOK Financial Corp.	5,600	336,224
Boston Properties, Inc., REIT	20,526	2,641,491
BP Prudhoe Bay Royalty Trust(a)	4,318	292,070
Bristol-Myers Squibb Co.	17,900	1,056,637
Broadcom Corp. (Class A Stock)	15,900	688,947
Brocade Communications Systems, Inc.	43,000	509,120
Buckle, Inc. (The)(a)	28,400	1,491,568

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
C.R. Bard, Inc.	20,300	$3,382,386
CA, Inc.	104,000	3,166,800
Cablevision Systems Corp. (Class A Stock)(a)	73,394	1,514,852
California Resources Corp.*	41,330	227,726
Capital One Financial Corp.	14,900	1,229,995
Capital Southwest Corp.	11,300	428,383
Cato Corp. (The) (Class A Stock)	22,800	961,704
CenturyLink, Inc.	30,180	1,194,524
CF Industries Holdings, Inc.	5,700	1,553,478
Chemed Corp.	6,922	731,448
Chevron Corp.	58,510	6,563,652
Chubb Corp. (The)	18,157	1,878,705
Church & Dwight Co., Inc.	22,600	1,781,106
Cigna Corp.	11,700	1,204,047
Cintas Corp.	20,136	1,579,468
Cisco Systems, Inc.	173,000	4,811,995
Citigroup, Inc.	52,530	2,842,398
Clorox Co. (The)	37,148	3,871,193
CNA Financial Corp.	23,200	898,072
Coach, Inc.	48,235	1,811,707
Cognizant Technology Solutions Corp. (Class A Stock)*	19,300	1,016,338
Colgate-Palmolive Co.	20,800	1,439,152
Community Bank System, Inc.	16,900	644,397
Computer Programs & Systems, Inc.	5,261	319,606
ConocoPhillips(a)	56,502	3,902,028
Contango Oil & Gas Co.*	20,600	602,344
Corning, Inc.	135,000	3,095,550
CorVel Corp.*	10,000	372,200
Cousins Properties, Inc., REIT	126,743	1,447,405
Cracker Barrel Old Country Store, Inc.	11,641	1,638,587
Cummins, Inc.	34,500	4,973,865
CVR Energy, Inc.	9,200	356,132
Deere & Co.	12,100	1,070,487
Deluxe Corp.	38,200	2,377,950
DENTSPLY International, Inc.	24,689	1,315,183
DIRECTV*	12,800	1,109,760
Discover Financial Services	20,900	1,368,741
Dolby Laboratories, Inc. (Class A Stock)	28,100	1,211,672
Douglas Emmett, Inc., REIT	37,486	1,064,602
Dover Corp.	44,700	3,205,884
Dun & Bradstreet Corp. (The)	14,622	1,768,677
E.I. du Pont de Nemours & Co.	9,200	680,248
EastGroup Properties, Inc., REIT	8,876	562,028
Eastman Chemical Co.	38,100	2,890,266
Ebix, Inc.(a)	16,100	273,539
Eli Lilly & Co.	39,669	2,736,764
EMC Corp.	218,790	6,506,815
Emerson Electric Co.	99,900	6,166,827
Endurance Specialty Holdings Ltd.	12,400	742,016
Entergy Corp.	15,234	1,332,670
EOG Resources, Inc.	22,500	2,071,575
Equity LifeStyle Properties, Inc., REIT	28,104	1,448,761
Equity One, Inc., REIT	35,255	894,067
Equity Residential, REIT	38,823	2,789,044
Essex Property Trust, Inc., REIT	6,491	1,341,041
Everest Re Group Ltd.	13,800	2,350,140
Exelis, Inc.	35,400	620,562
Exponent, Inc.	1,000	82,500

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Express Scripts Holding Co.*	16,307	$1,380,714
Exxon Mobil Corp.	77,583	7,172,548
FBL Financial Group, Inc. (Class A Stock)	3,731	216,510
Federal Realty Investment Trust, REIT	7,783	1,038,719
Fidelity National Information Services, Inc.	21,431	1,333,008
Fiserv, Inc.*	4,541	322,275
Flowserve Corp.	24,000	1,435,920
Foot Locker, Inc.	10,200	573,036
Franklin Resources, Inc.	27,000	1,494,990
GameStop Corp. (Class A Stock)(a)	39,700	1,341,860
Gap, Inc. (The)	64,300	2,707,673
Garmin Ltd.(a)	57,500	3,037,725
General Dynamics Corp.	49,523	6,815,355
General Electric Co.	48,887	1,235,374
General Growth Properties, Inc., REIT	64,223	1,806,593
General Mills, Inc.	107,805	5,749,241
Gentex Corp.	24,301	877,995
Genuine Parts Co.	7,200	767,304
Genworth Financial, Inc. (Class A Stock)*	31,600	268,600
Gilead Sciences, Inc.*	35,500	3,346,230
Globus Medical, Inc. (Class A Stock)*(a)	29,000	689,330
Goldman Sachs Group, Inc. (The)	31,720	6,148,288
Google, Inc. (Class A Stock)*	2,000	1,061,320
Google, Inc. (Class C Stock)*	1,000	526,400
Guess?, Inc.	51,800	1,091,944
Halyard Health, Inc.*	4,175	189,849
Harris Corp.	47,190	3,389,186
HCC Insurance Holdings, Inc.	13,700	733,224
HCI Group, Inc.	4,000	172,960
Health Care REIT, Inc., REIT	28,219	2,135,332
Helmerich & Payne, Inc.	22,600	1,523,692
Hess Corp.	13,695	1,010,965
Hewlett-Packard Co.	78,800	3,162,244
Hillenbrand, Inc.	28,736	991,392
HollyFrontier Corp.	9,400	352,312
Honeywell International, Inc.	54,000	5,395,680
Horace Mann Educators Corp.	51,900	1,722,042
Host Hotels & Resorts, Inc., REIT	63,017	1,497,914
Hubbell, Inc. (Class B Stock)	21,000	2,243,430
Huntington Ingalls Industries, Inc.	16,700	1,878,082
Illinois Tool Works, Inc.	20,800	1,969,760
Innophos Holdings, Inc.	5,910	345,439
Intel Corp.	263,748	9,571,415
Inteliquent, Inc.	16,500	323,895
International Bancshares Corp.	27,863	739,484
International Business Machines Corp.	36,523	5,859,750
International Paper Co.	25,237	1,352,198
j2 Global, Inc.(a)	9,800	607,600
Jack Henry & Associates, Inc.	19,500	1,211,730
Johnson & Johnson	65,471	6,846,302
JPMorgan Chase & Co.	133,300	8,341,914
Kellogg Co.	95,249	6,233,095
Kilroy Realty Corp., REIT	22,761	1,572,102
Kimberly-Clark Corp.	52,043	6,013,048
KLA-Tencor Corp.	7,600	534,432
Kraft Foods Group, Inc.	23,700	1,485,042
Laboratory Corp. of America Holdings*	27,100	2,924,090
Lancaster Colony Corp.	11,400	1,067,496
LaSalle Hotel Properties, REIT(a)	39,090	1,581,972
Lexmark International, Inc. (Class A Stock)	34,000	1,403,180

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Liberty Broadband Corp. (Class A Stock)*	7,814	$391,403
Liberty Media Corp. (Class A Stock)*	25,910	913,846
Lincoln Electric Holdings, Inc.	34,100	2,355,969
Linear Technology Corp.	30,600	1,395,360
Lockheed Martin Corp.	33,668	6,483,447
LTC Properties, Inc., REIT	3,300	142,461
LyondellBasell Industries NV (Class A Stock)	41,600	3,302,624
Marathon Oil Corp.	75,162	2,126,333
Marathon Petroleum Corp.	29,000	2,617,540
Mattel, Inc.	74,600	2,308,497
Maxim Integrated Products, Inc.	89,700	2,858,739
MBIA, Inc.*	34,100	325,314
McDonald’s Corp.	67,092	6,286,520
MEDNAX, Inc.*	23,500	1,553,585
Medtronic, Inc.	25,400	1,833,880
Merck & Co., Inc.	101,200	5,747,148
Meridian Bioscience, Inc.	29,000	477,340
Mettler-Toledo International, Inc.*	2,305	697,170
Microsoft Corp.	185,800	8,630,410
Mid-America Apartment Communities, Inc., REIT	12,841	958,966
Minerals Technologies, Inc.	3,900	270,855
Monsanto Co.	5,300	633,191
MSC Industrial Direct Co., Inc. (Class A Stock)	9,800	796,250
National Oilwell Varco, Inc.	22,400	1,467,872
National Western Life Insurance Co. (Class A Stock)	3,000	807,750
NetApp, Inc.	79,500	3,295,275
NeuStar, Inc. (Class A Stock)*(a)	69,800	1,940,440
New York Community Bancorp, Inc.(a)	78,970	1,263,520
Norfolk Southern Corp.	27,900	3,058,119
Northrop Grumman Corp.	24,100	3,552,099
Occidental Petroleum Corp.	106,624	8,594,961
Oracle Corp.	188,600	8,481,342
Outerwall, Inc.*(a)	5,200	391,144
Parker Hannifin Corp.	30,700	3,958,765
PartnerRe Ltd.	17,164	1,958,927
Paychex, Inc.	69,020	3,186,653
PDL BioPharma, Inc.(a)	271,500	2,093,265
Pebblebrook Hotel Trust, REIT	38,636	1,762,961
PepsiCo, Inc.	50,654	4,789,842
PetMed Express, Inc.(a)	19,400	278,778
PetSmart, Inc.	26,200	2,129,929
Pfizer, Inc.	251,367	7,830,082
Philip Morris International, Inc.	40,445	3,294,245
Phillips 66	13,450	964,365
PNC Financial Services Group, Inc. (The)	23,900	2,180,397
Praxair, Inc.	9,629	1,247,533
Priceline Group, Inc. (The)*	884	1,007,946
Principal Financial Group, Inc.	24,400	1,267,336
ProAssurance Corp.	24,700	1,115,205
Procter & Gamble Co. (The)	37,374	3,404,398
Prologis, Inc., REIT	69,655	2,997,255
Public Storage, REIT	12,326	2,278,461
QUALCOMM, Inc.	89,995	6,689,328
Quality Systems, Inc.	77,300	1,205,107
Quest Diagnostics, Inc.(a)	28,600	1,917,916
Ralph Lauren Corp.	4,200	777,672

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Raytheon Co.	58,600	$6,338,762
RenaissanceRe Holdings Ltd.	51,353	4,992,539
Renewable Energy Group, Inc.*	14,400	139,824
Republic Services, Inc.	36,232	1,458,338
ResMed, Inc.(a)	24,200	1,356,652
Reynolds American, Inc.	36,100	2,320,147
Rock-Tenn Co. (Class A Stock)	19,300	1,176,914
Rockwell Automation, Inc.	37,500	4,170,000
Rockwell Collins, Inc.	19,100	1,613,568
Ross Stores, Inc.	11,800	1,112,268
RR Donnelley & Sons Co.(a)	38,700	650,353
Sanderson Farms, Inc.(a)	8,200	689,005
Schlumberger Ltd.	15,000	1,281,150
Schweitzer-Mauduit International, Inc.	12,800	541,440
Scripps Networks Interactive, Inc. (Class A Stock)	41,000	3,086,070
Select Income REIT	18,502	451,634
Simon Property Group, Inc., REIT	28,082	5,114,013
SL Green Realty Corp., REIT	11,862	1,411,815
SolarWinds, Inc.*	22,500	1,121,175
Southern Co. (The)	29,897	1,468,242
St. Jude Medical, Inc.	33,400	2,172,002
Staples, Inc.	59,000	1,069,080
Steven Madden Ltd.*	17,500	557,025
Strayer Education, Inc.*(a)	4,700	349,116
Stryker Corp.	29,000	2,735,570
Sunstone Hotel Investors, Inc., REIT	70,025	1,156,113
Symetra Financial Corp.	119,600	2,756,780
Syntel, Inc.*	15,600	701,688
Sysco Corp.	46,000	1,825,740
T. Rowe Price Group, Inc.	20,100	1,725,786
Take-Two Interactive Software, Inc.*(a)	14,900	417,647
Taubman Centers, Inc., REIT	16,221	1,239,609
Tech Data Corp.*	3,100	196,013
Teradata Corp.*(a)	63,500	2,773,680
Terra Nitrogen Co. LP, MLP	9,800	1,006,460
Tesoro Corp.	15,000	1,115,250
Texas Instruments, Inc.	60,300	3,223,940
TJX Cos., Inc. (The)	13,400	918,972
Torchmark Corp.	23,201	1,256,798
Toro Co. (The)	17,700	1,129,437
Travelers Cos., Inc. (The)	13,511	1,430,139
TripAdvisor, Inc.*(a)	7,300	545,018
Tupperware Brands Corp.	33,900	2,135,700
U.S. Bancorp	28,064	1,261,477
Union Pacific Corp.	13,900	1,655,907
United Technologies Corp.	4,700	540,500
UnitedHealth Group, Inc.	66,900	6,762,921
Unum Group	37,700	1,314,976
USANA Health Sciences, Inc.*(a)	12,874	1,320,744
VAALCO Energy, Inc.*	39,600	180,576
Valero Energy Corp.	10,100	499,950
Validus Holdings Ltd.	29,500	1,226,020
Varian Medical Systems, Inc.*(a)	18,900	1,635,039
Vectrus, Inc.*	4,211	115,391
Ventas, Inc., REIT(a)	26,224	1,880,261
Vera Bradley, Inc.*	16,400	334,232
Verizon Communications, Inc.	120,637	5,643,399
Viacom, Inc. (Class B Stock)	27,800	2,091,950
Vornado Realty Trust, REIT	17,631	2,075,345

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
W.W. Grainger, Inc.	3,000	$764,670
Waddell & Reed Financial, Inc. (Class A Stock)	9,400	468,308
Wal-Mart Stores, Inc.	15,824	1,358,965
Washington Federal, Inc.	7,300	161,695
Waste Management, Inc.	29,460	1,511,887
Waters Corp.*	4,600	518,512
Wells Fargo & Co.	23,441	1,285,036
Western Digital Corp.	36,900	4,084,830
Western Union Co. (The)(a)	151,500	2,713,365
Westlake Chemical Corp.	36,478	2,228,441
Windstream Holdings, Inc.	136,878	1,127,875
World Acceptance Corp.*(a)	6,000	476,700
Xilinx, Inc.	62,300	2,696,967
Yum! Brands, Inc.	22,700	1,653,695
Zimmer Holdings, Inc.	12,500	1,417,750

		638,732,600

TOTAL COMMON STOCKS (cost $1,239,525,427)		1,272,456,177

EXCHANGE TRADED FUNDS — 4.6%
iShares Gold Trust ETF*(a)	6,783,240	77,600,266
Vanguard REIT ETF(a)	1,207,396	97,799,076

TOTAL EXCHANGE TRADED FUNDS (cost $168,438,444)		175,399,342

PREFERRED STOCKS — 0.1%
Brazil — 0.1%
AES Tiete SA (PRFC)	99,800	680,301
Banco do Estado do Rio Grande do Sul SA (PRFC B)	35,200	192,010
Vale SA (PRFC)	175,000	1,265,988
Vale SA (PRFC), ADR	174,400	1,266,144

		3,404,443

United States
Morgan Stanley, Series I, 6.375%	43,800	1,108,578

TOTAL PREFERRED STOCKS (cost $6,744,116)		4,513,021

	Units
RIGHTS*
United States
Liberty Broadband Corp., expiring 01/09/15 (cost $0)	1,563	14,847

	Shares
UNAFFILIATED MUTUAL FUNDS — 5.8%
Goldman Sachs Small Cap Value Fund (Institutional Shares)	1,078,145	59,998,775
T. Rowe Price Value Fund (Retail Shares)	4,688,890	162,470,042

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $183,846,039)		222,468,817

	Units	Value (Note 2)
WARRANTS*
Hong Kong
Sun Hung Kai Properties Ltd., expiring 04/22/16 (cost $0)	18,833	$47,601

Interest Rate	Maturity Date		Principal Amount (000)#
ASSET-BACKED SECURITY
Collateralized Loan Obligation
Lambda Finance BV (United Kingdom), Series 2007-1X, Class AB1, RegS (cost $145,085)
0.750%(c)	09/20/31		GBP	98	152,462

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
DECO Series (Ireland), Series 2007-E6X, Class A, RegS
0.295%(c)	04/27/18		EUR	1,595	1,887,198
Series 2012-MHLX, Class A, RegS
2.828%(c)	07/28/21		GBP	5,889	9,141,901
Series 2014-GNDL, Class A, RegS
1.531%(c)	02/22/26		EUR	3,962	4,775,414
German Residential Funding PLC (Ireland), Series 2013-1, Class B, RegS
1.681%(c)	08/27/24		EUR	7,583	9,378,878
Sandwell Commercial Finance PLC (United Kingdom), Series 2, Class A, RegS
0.965%(c)	09/30/37		GBP	2,484	3,746,170
Semper Finance Ltd. (United Kingdom), Series 2006-1, Class B, RegS
0.410%(c)	09/30/84		EUR	163	195,862
Series 2006-1, Class C, RegS
0.600%(c)	09/30/84		EUR	5,950	7,081,019
Silenus European Loan Conduit No. 25 Ltd. (Ireland), Series 25X, Class A, RegS
0.228%(c)	05/15/19		EUR	3,878	4,617,608
Taurus PLC (United Kingdom), Series 2013-GMF1, Class B, RegS
1.581%(c)	05/21/24		EUR	760	932,172

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $45,289,181)					41,756,222

CORPORATE BONDS — 23.2%
Australia — 0.1%
BHP Billiton Finance USA Ltd., Gtd. Notes
5.000%	09/30/43			2,245	2,544,755

Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes
3.750%	07/15/42	(a)		2,215	2,082,348

Brazil — 0.1%
Marfrig Holding Europe BV, Gtd. Notes, 144A
6.875%	06/24/19			640	595,200

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Brazil (continued)
Odebrecht Finance Ltd., Gtd. Notes, 144A
5.250%	06/27/29		4,245	$3,712,253

				4,307,453

Canada — 0.5%
Barrick North America Finance LLC, Gtd. Notes
4.400%	05/30/21		2,875	2,903,037
Calfrac Holdings LP, Gtd. Notes, 144A
7.500%	12/01/20		899	759,655
Canadian Natural Resources Ltd., Sr. Unsec’d. Notes
5.700%	05/15/17		700	758,831
Canadian Pacific Railway Ltd., Sr. Unsec’d. Notes
5.750%	01/15/42		2,510	3,218,990
Cogeco Cable, Inc., Gtd. Notes, 144A
4.875%	05/01/20		1,655	1,655,000
Evraz, Inc., Sr. Sec’d. Notes, 144A
7.500%	11/15/19		640	619,200
Fairfax Financial Holdings Ltd., Sr. Unsec’d. Notes, 144A
5.800%	05/15/21		2,395	2,568,934
Gibson Energy, Inc., Gtd. Notes, 144A
6.750%	07/15/21	(a)	910	907,725
MEG Energy Corp., Gtd. Notes, 144A
7.000%	03/31/24	(a)	1,570	1,420,850
Suncor Energy, Inc., Sr. Unsec’d. Notes
6.100%	06/01/18		700	785,196
6.850%	06/01/39		1,445	1,844,576
Teine Energy Ltd., Sr. Unsec’d. Notes, 144A
6.875%	09/30/22		880	677,600
Videotron Ltd., Gtd. Notes, 144A
5.375%	06/15/24		1,395	1,422,900

				19,542,494

Chile — 0.1%
Banco Santander Chile, Sr. Unsec’d. Notes, 144A
3.875%	09/20/22		2,115	2,092,757
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, 144A
4.875%	11/04/44		1,220	1,239,110
VTR Finance BV, Sr. Sec’d. Notes, 144A
6.875%	01/15/24	(a)	650	663,000

				3,994,867

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
China — 0.1%
CNOOC Curtis Funding No 1 Pty Ltd., Gtd. Notes, 144A
4.500%	10/03/23		1,890	$1,986,726
CNOOC Finance 2013 Ltd., Gtd. Notes
3.000%	05/09/23		2,260	2,138,880

				4,125,606

Colombia
Ecopetrol SA, Sr. Unsec’d. Notes
5.875%	05/28/45		1,815	1,678,875

Denmark — 0.1%
Danske Bank A/S, Sr. Unsec’d. Notes, 144A
3.875%	04/14/16		2,355	2,432,837

France — 0.8%
BNP Paribas SA, Sr. Unsec’d. Notes, MTN
2.375%	09/14/17		2,075	2,110,491
BPCE SA, Gtd. Notes
2.500%	12/10/18		5,150	5,220,210
Sub. Notes, 144A
4.500%	03/15/25		3,340	3,263,604
5.700%	10/22/23	(a)	1,785	1,916,674
Electricite de France SA, Sr. Unsec’d. Notes, 144A
6.500%	01/26/19		1,230	1,439,666
Sub. Notes, 144A
5.250%(c)	01/29/49		815	835,375
Numericable Group SA, Sr. Sec’d. Notes, 144A
6.000%	05/15/22		1,345	1,352,398
6.250%	05/15/24	(a)	475	478,563
Societe Generale SA, Gtd. Notes
2.750%	10/12/17		2,785	2,853,188
Jr. Sub. Notes, 144A
6.000%(c)	10/27/49	(a)	1,305	1,187,550
Sub. Notes, 144A
5.000%	01/17/24	(a)	7,060	7,098,696
Total Capital SA, Gtd. Notes
2.300%	03/15/16		1,170	1,190,900

				28,947,315

Germany — 0.4%
Deutsche Annington Finance BV, Gtd. Notes, 144A
3.200%	10/02/17		2,805	2,870,009
Deutsche Telekom International Finance BV, Gtd. Notes, 144A
2.250%	03/06/17		800	812,636
KFW, Gov’t. Gtd. Notes, MTN
2.750%	09/08/20		3,035	3,170,422

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Germany (continued)
Norddeutsche Landesbank Girozentrale, Sec’d. Notes, 144A
0.875%	10/16/15		4,600	$4,607,544
Schaeffler Finance BV, Sr. Sec’d. Notes, 144A
4.250%	05/15/21		225	219,375
4.750%	05/15/21		300	300,000
Schaeffler Holding Finance BV, Sr. Sec’d. Notes, PIK, 144A
6.750%	11/15/22		500	522,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Sr. Sec’d. Notes, 144A
5.500%	01/15/23		940	982,300

				13,484,786

Ireland — 0.1%
Fly Leasing Ltd., Sr. Unsec’d. Notes
6.375%	10/15/21		530	522,050
6.750%	12/15/20		1,500	1,515,000
XLIT Ltd., Gtd. Notes
5.750%	10/01/21		1,170	1,359,142

				3,396,192

Italy — 0.1%
Telecom Italia SpA, Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		1,710	1,731,375
Wind Acquisition Finance SA, Sec’d. Notes, 144A
7.375%	04/23/21		775	731,445

				2,462,820

Jamaica
Digicel Ltd., Sr. Unsec’d. Notes, 144A
8.250%	09/01/17		735	744,187

Luxembourg — 0.2%
Aguila 3 SA, Sr. Sec’d. Notes, 144A
7.875%	01/31/18		910	880,425
Altice SA, Sr. Sec’d. Notes, 144A
7.750%	05/15/22		1,680	1,683,150
ArcelorMittal, Sr. Unsec’d. Notes
7.500%	10/15/39		988	1,022,580
Ardagh Finance Holdings SA, Sr. Unsec’d. Notes, PIK, 144A
8.625%	06/15/19	(a)	1,112	1,095,017
INEOS Group Holdings SA, Gtd. Notes, 144A
6.125%	08/15/18		200	191,500
Intelsat Jackson Holdings SA, Gtd. Notes
6.625%	12/15/22	(a)	505	518,887

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Luxembourg (continued)
Intelsat Luxembourg SA, Gtd. Notes
8.125%	06/01/23	(a)	1,115	$1,137,300

				6,528,859

Mexico — 0.5%
Comision Federal de Electricidad, Sr. Unsec’d. Notes, 144A
4.875%	05/26/21		3,070	3,258,590
Fermaca Enterprises S de RL de CV, Sr. Sec’d. Notes, 144A
6.375%	03/30/38		1,520	1,546,600
Kansas City Southern de Mexico SA de CV, Sr. Unsec’d. Notes
3.000%	05/15/23		1,785	1,735,434
Petroleos Mexicanos, Gtd. Notes
4.875%	01/24/22		5,050	5,289,421
4.875%	01/18/24		2,100	2,181,900
6.375%	01/23/45		4,230	4,790,475

				18,802,420

Netherlands — 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Gtd. Notes, 144A
4.500%	05/15/21		1,375	1,392,187
Constellium NV, Sr. Unsec’d. Notes, 144A
8.000%	01/15/23		600	597,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Gtd. Notes
3.950%	11/09/22		2,130	2,169,680
Sr. Unsec’d. Notes
2.250%	01/14/19	(a)	1,290	1,299,607
Koninklijke Kpn NV, Sr. Sub. Notes, 144A
7.000%(c)	03/28/73		1,180	1,239,590
LYB International Finance BV, Gtd. Notes
5.250%	07/15/43		3,410	3,705,463
Schaeffler Finance BV, Sec’d. Notes
4.250%	05/15/21		1,355	1,321,125
Sensata Technologies BV, Gtd. Notes, 144A
5.625%	11/01/24		570	591,375
Shell International Finance BV, Gtd. Notes
2.375%	08/21/22		3,000	2,918,229

				15,234,256

Norway
Eksportfinans ASA, Sr. Unsec’d. Notes
2.000%	09/15/15		1,610	1,611,884

Peru
BBVA Banco Continental SA, Sr. Unsec’d. Notes, 144A
3.250%	04/08/18		1,700	1,718,071

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Poland
Eileme 2 AB, Sr. Sec’d. Notes, 144A
11.625%	01/31/20		285	$319,200

South Africa
Sappi Papier Holding GmbH, Sr. Sec’d. Notes, 144A
6.625%	04/15/21		1,100	1,127,500

Spain
BBVA US Sr. SAU, Gtd. Notes
4.664%	10/09/15		1,455	1,493,940

Supranational Bank — 0.1%
European Investment Bank, Sr. Unsec’d. Notes
4.875%	02/15/36		3,810	4,884,633

Sweden
Swedbank Hypotek AB, Covered Bonds, 144A
2.375%	04/05/17	(a)	1,390	1,426,645

Switzerland — 0.2%
Glencore Funding LLC, Gtd. Notes, 144A
4.125%	05/30/23		3,090	3,015,095
UBS AG, Covered Bonds, 144A
2.250%	03/30/17		2,630	2,688,949

				5,704,044

United Kingdom — 1.4%
Abbey National Treasury Services PLC, Gtd. Notes
3.050%	08/23/18		1,495	1,547,802
Ashtead Capital, Inc., Sec’d. Notes, 144A
6.500%	07/15/22		785	834,063
Barclays Bank PLC, Sr. Unsec’d. Notes
6.750%	05/22/19		1,150	1,353,210
Sub. Notes
5.140%	10/14/20		3,185	3,425,432
HSBC Holdings PLC, Sr. Unsec’d. Notes
4.000%	03/30/22		5,745	6,114,381
4.875%	01/14/22		3,885	4,330,411
Sub. Notes
5.250%	03/14/44		1,865	2,089,089
Ineos Finance PLC, Sr. Sec’d. Notes, 144A
7.500%	05/01/20		1,295	1,359,750
Inmarsat Finance PLC, Gtd. Notes, 144A
4.875%	05/15/22		1,115	1,103,850
Jaguar Land Rover Automotive PLC, Gtd. Notes, 144A
4.125%	12/15/18		485	487,425
5.625%	02/01/23		500	526,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
Lloyds Bank PLC, Gtd. Notes
2.300%	11/27/18		970	$979,163
Rio Tinto Finance USA Ltd., Gtd. Notes
7.125%	07/15/28		825	1,074,677
9.000%	05/01/19		595	752,771
Rio Tinto Finance USA PLC, Gtd. Notes
2.250%	12/14/18		3,010	3,016,071
3.500%	03/22/22		1,885	1,884,472
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes
1.875%	03/31/17		5,495	5,490,648
Sub. Notes
5.125%	05/28/24		900	915,472
6.000%	12/19/23		395	427,547
6.100%	06/10/23		1,050	1,138,825
Royal Bank of Scotland PLC (The), Gtd. Notes
5.625%	08/24/20	(a)	4,695	5,346,187
Sable International Finance Ltd., Sr. Sec’d. Notes, 144A
8.750%	02/01/20		720	781,200
Standard Chartered PLC, Sub. Notes, 144A
3.950%	01/11/23		1,245	1,201,474
5.700%	03/26/44	(a)	3,710	3,859,116
Trinity Acquisition PLC, Gtd. Notes
6.125%	08/15/43		1,855	2,125,433
UBM PLC, Sr. Unsec’d. Notes, 144A
5.750%	11/03/20		1,980	2,159,907

				54,324,626

United States — 17.9%
21st Century Fox America, Inc., Gtd. Notes
4.500%	02/15/21		3,300	3,612,137
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A
9.250%	08/01/19		1,034	1,085,700
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes
4.875%	03/15/24		450	456,750
5.875%	04/15/21		895	933,037
6.125%	07/15/22		240	255,000
Actavis Funding SCS, Gtd. Notes
4.850%	06/15/44		3,760	3,815,407
Activision Blizzard, Inc., Gtd. Notes, 144A
5.625%	09/15/21		1,125	1,181,250
AES Corp., Sr. Unsec’d. Notes
3.234%(c)	06/01/19		1,475	1,438,125
4.875%	05/15/23		815	808,887
5.500%	03/15/24		245	248,626

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Aetna, Inc., Sr. Unsec’d. Notes
4.500%	05/15/42		465	$492,309
Ahern Rentals, Inc., Sec’d. Notes, 144A
9.500%	06/15/18	(a)	1,400	1,449,000
Aircastle Ltd., Sr. Unsec’d. Notes
4.625%	12/15/18		465	467,325
6.250%	12/01/19		1,115	1,176,325
Alexandria Real Estate Equities, Inc., Gtd. Notes
3.900%	06/15/23		1,080	1,083,489
4.500%	07/30/29		2,655	2,718,808
Alliance Data Systems Corp., Gtd. Notes, 144A
5.375%	08/01/22		945	933,187
Alliance One International, Inc., Sec’d. Notes
9.875%	07/15/21		1,680	1,499,400
Ally Financial, Inc., Gtd. Notes
7.500%	09/15/20		2,396	2,809,310
Sr. Unsec’d. Notes
5.125%	09/30/24		335	340,025
Altria Group, Inc., Gtd. Notes
4.750%	05/05/21		1,520	1,681,152
10.200%	02/06/39		888	1,546,133
American Axle & Manufacturing, Inc., Gtd. Notes
6.250%	03/15/21	(a)	650	682,500
6.625%	10/15/22	(a)	980	1,038,800
7.750%	11/15/19		350	392,000
American Campus Communities Operating Partnership LP, Gtd. Notes
3.750%	04/15/23		2,165	2,161,265
American Express Centurion Bank, Sr. Unsec’d. Notes
6.000%	09/13/17		1,500	1,671,723
American Express Credit Corp., Sr. Unsec’d. Notes, MTN
0.505%(c)	06/05/17		5,510	5,500,567
American International Group, Inc., Sr. Unsec’d. Notes
6.400%	12/15/20		3,330	3,970,925
Sr. Unsec’d. Notes, MTN
5.600%	10/18/16		1,675	1,799,913
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes
6.750%	05/20/20		1,210	1,246,300
Amgen, Inc., Sr. Unsec’d. Notes
3.875%	11/15/21		1,960	2,070,767
4.500%	03/15/20		1,945	2,124,290
Amkor Technology, Inc., Sr. Unsec’d. Notes
6.625%	06/01/21		1,080	1,069,200

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Anthem, Inc., Sr. Unsec’d. Notes
4.625%	05/15/42		1,465	$1,537,311
4.650%	01/15/43		4,545	4,730,259
Aon PLC, Gtd. Notes
4.600%	06/14/44		3,990	4,143,499
Apple, Inc., Sr. Unsec’d. Notes
2.400%	05/03/23		4,550	4,422,586
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Gtd. Notes
5.875%	08/01/23		1,045	1,034,550
AutoZone, Inc., Sr. Unsec’d. Notes
2.875%	01/15/23		3,795	3,652,486
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes
6.000%	10/15/21		360	374,400
7.750%	02/15/19		1,547	1,611,974
Bank of America Corp., Jr. Sub. Notes
5.200%(c)	12/29/49		1,260	1,163,925
6.500%(c)	10/29/49		420	427,518
Sr. Unsec’d. Notes
5.625%	07/01/20	(a)	7,585	8,636,205
Sr. Unsec’d. Notes, MTN
1.105%(c)	04/01/19		4,015	4,021,645
3.300%	01/11/23		4,025	4,025,310
5.000%	01/21/44	(a)	1,265	1,416,579
Sub. Notes, MTN
4.200%	08/26/24		2,760	2,811,681
Bank of America NA, Sub. Notes
6.100%	06/15/17		1,400	1,538,617
Becton Dickinson and Co., Sr. Unsec’d. Notes
4.685%	12/15/44		2,220	2,390,853
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes
5.750%	04/01/18		900	1,008,581
6.500%	09/15/37		2,970	3,887,112
Beverage Packaging Holdings Luxembourg II SA/ Beverage Packaging Holdings II, Gtd. Notes, 144A
5.625%	12/15/16		1,450	1,421,000
BlueLine Rental Finance Corp., Sec’d. Notes, 144A
7.000%	02/01/19		600	615,000
Bon-Ton Department Stores, Inc. (The), Sec’d. Notes
8.000%	06/15/21	(a)	166	138,610
Boston Properties LP, Sr. Unsec’d. Notes
3.125%	09/01/23		1,095	1,069,196
Boston Scientific Corp., Sr. Unsec’d. Notes
2.650%	10/01/18		1,560	1,561,836

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Gtd. Notes
7.875%	04/15/22		720	$556,200
Buckeye Partners LP, Sr. Unsec’d. Notes
5.600%	10/15/44		2,795	2,679,217
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes
4.400%	03/15/42		2,160	2,266,043
BWAY Holding Co., Sr. Unsec’d. Notes, 144A
9.125%	08/15/21		2,375	2,375,000
Caesars Entertainment Resorts Properties LLC/Caesars Entertainment Resort Properties, Sr. Sec’d. Notes, 144A
8.000%	10/01/20		865	847,700
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., Sec’d. Notes, 144A
9.375%	05/01/22	(a)	765	673,200
California Resources Corp., Gtd. Notes, 144A
5.500%	09/15/21	(a)	755	645,525
6.000%	11/15/24	(a)	470	397,150
Calpine Corp., Sr. Sec’d. Notes, 144A
6.000%	01/15/22		375	399,375
Sr. Unsec’d. Notes
5.750%	01/15/25		1,435	1,452,937
Camden Property Trust, Sr. Unsec’d. Notes
5.000%	06/15/15		1,310	1,332,723
Capital One Bank USA NA, Sr. Unsec’d. Notes
1.300%	06/05/17		2,310	2,290,125
Capital One NA/Mclean VA, Sr. Unsec’d. Notes
2.950%	07/23/21		2,620	2,603,607
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes
5.125%	02/15/23		905	884,637
5.250%	09/30/22		1,790	1,785,525
CDW LLC/CDW Finance Corp., Gtd. Notes
6.000%	08/15/22	(a)	430	443,975
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes, 144A
5.375%	06/01/24		315	313,425
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		500	485,000
Chaparral Energy, Inc., Gtd. Notes
9.875%	10/01/20		820	557,600
Chesapeake Energy Corp., Gtd. Notes
4.875%	04/15/22		955	928,737

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Chevron Corp., Sr. Unsec’d. Notes
3.191%	06/24/23		2,080	$2,118,836
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes
8.000%	06/15/19		895	940,869
CHS/Community Health Systems, Inc., Gtd. Notes
6.875%	02/01/22	(a)	1,105	1,170,609
Sr. Sec’d. Notes
5.125%	08/01/21		640	664,000
Cisco Systems, Inc., Sr. Unsec’d. Notes
5.500%	01/15/40		1,900	2,315,298
CIT Group, Inc., Sr. Unsec’d. Notes
5.000%	08/15/22		1,590	1,633,725
5.000%	08/01/23		500	513,750
Citigroup, Inc., Jr. Sub. Notes
5.350%(c)	04/29/49		670	618,075
Sr. Unsec’d. Notes
3.375%	03/01/23		2,930	2,956,203
8.125%	07/15/39		2,815	4,309,579
Sub. Notes
4.300%	11/20/26	(a)	9,490	9,468,742
Claire’s Stores, Inc., Gtd. Notes, 144A
7.750%	06/01/20	(a)	475	268,375
CMS Energy Corp., Sr. Unsec’d. Notes
4.875%	03/01/44		1,305	1,427,673
Comcast Corp., Gtd. Notes
4.500%	01/15/43	(a)	1,965	2,093,328
4.750%	03/01/44		920	1,025,241
CommScope, Inc., Gtd. Notes, 144A
5.000%	06/15/21		195	192,075
ConAgra Foods, Inc., Sr. Unsec’d. Notes
1.900%	01/25/18		800	794,670
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes
6.125%	03/01/22	(a)	1,190	1,136,450
Crimson Merger Sub, Inc., Sr. Unsec’d. Notes, 144A
6.625%	05/15/22		560	503,300
CSX Corp., Sr. Unsec’d. Notes
6.150%	05/01/37		940	1,215,794
CVS Health Corp., Sr. Unsec’d. Notes
2.250%	12/05/18	(a)	2,285	2,305,458
5.750%	06/01/17		508	560,652
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes
6.375%	11/15/22		545	581,787

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Dana Holding Corp., Sr. Unsec’d. Notes
5.375%	09/15/21		740	$762,200
DaVita HealthCare Partners, Inc., Gtd. Notes
5.125%	07/15/24		1,385	1,412,700
Delmarva Power & Light Co., First Mortgage
3.500%	11/15/23		4,670	4,860,522
Delphi Corp., Gtd. Notes
4.150%	03/15/24		1,850	1,912,321
Digital Realty Trust LP, Gtd. Notes
5.250%	03/15/21	(a)	1,305	1,429,261
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes
2.400%	03/15/17		4,350	4,432,080
3.550%	03/15/15		800	804,749
5.150%	03/15/42	(a)	365	377,176
DISH DBS Corp., Gtd. Notes
4.250%	04/01/18		635	648,494
5.000%	03/15/23		1,485	1,436,737
Gtd. Notes, 144A
5.875%	11/15/24		175	175,875
Duke Energy Carolinas LLC, First Mortgage
4.300%	06/15/20		1,800	1,956,665
Duke Energy Corp., Sr. Unsec’d. Notes
5.050%	09/15/19		1,925	2,151,392
Duke Energy Florida, Inc., First Mortgage
6.400%	06/15/38	(a)	1,720	2,378,129
DuPont Fabros Technology LP, Gtd. Notes
5.875%	09/15/21		700	713,125
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A
6.750%	11/01/19		230	234,025
7.375%	11/01/22		185	188,237
7.625%	11/01/24	(a)	345	351,900
Eastman Chemical Co., Sr. Unsec’d. Notes
4.650%	10/15/44	(a)	2,220	2,271,719
4.800%	09/01/42		440	444,956
Eco Services Operations LLC/Eco Finance Corp., Sr. Unsec’d. Notes, 144A
8.500%	11/01/22		370	375,550
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes
6.500%	04/01/20		1,740	1,967,557
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A
7.000%	08/15/21		275	243,375
Endo Finance LLC & Endo Finco, Inc., Gtd. Notes, 144A
7.250%	01/15/22		1,145	1,225,150

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Energy Transfer Equity LP, Sr. Sec’d. Notes
5.875%	01/15/24		1,300	$1,319,500
7.500%	10/15/20		400	444,000
Energy Transfer Partners LP, Sr. Unsec’d. Notes
4.150%	10/01/20		5,170	5,300,181
4.650%	06/01/21		60	62,720
Ensco PLC, Sr. Unsec’d. Notes
4.700%	03/15/21	(a)	3,885	3,902,603
5.750%	10/01/44	(a)	2,720	2,729,161
Entegris, Inc., Gtd. Notes, 144A
6.000%	04/01/22		1,680	1,701,000
Enterprise Products Operating LLC, Gtd. Notes
3.350%	03/15/23		380	375,855
4.950%	10/15/54		835	854,654
6.125%	10/15/39		1,858	2,244,341
6.450%	09/01/40		835	1,030,456
6.650%	04/15/18		2,000	2,284,690
Envision Healthcare Corp., Gtd. Notes, 144A
5.125%	07/01/22		825	818,813
ERP Operating LP, Sr. Unsec’d. Notes
4.625%	12/15/21		2,600	2,844,426
EV Energy Partners LP/EV Energy Finance Corp., Gtd. Notes
8.000%	04/15/19		640	544,000
Express Scripts Holding Co., Gtd. Notes
4.750%	11/15/21		2,360	2,604,385
6.125%	11/15/41		2,285	2,878,862
Exterran Partners LP/EXLP Finance Corp., Gtd. Notes
6.000%	04/01/21		920	800,400
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes
6.750%	01/15/22	(a)	682	666,655
Fidelity & Guaranty Life Holdings, Inc., Sr. Unsec’d. Notes, 144A
6.375%	04/01/21		440	462,000
First Data Corp., Gtd. Notes
10.625%	06/15/21		623	705,547
11.750%	08/15/21		1,413	1,621,417
Sec’d. Notes, PIK, 144A
8.750%	01/15/22		1,436	1,543,700
First Republic Bank, Sr. Unsec’d. Notes
2.375%	06/17/19		2,780	2,793,097
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
1.700%	05/09/16		2,150	2,157,611
4.375%	08/06/23	(a)	10,400	11,118,068
5.000%	05/15/18		1,865	2,026,412

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Freeport-McMoRan, Inc., Gtd. Notes
2.375%	03/15/18		2,800	$2,769,214
3.100%	03/15/20	(a)	1,900	1,848,193
Sr. Unsec’d. Notes
3.550%	03/01/22		1,030	973,464
Frontier Communications Corp., Sr. Unsec’d. Notes
6.875%	01/15/25		360	360,000
Gannett Co., Inc., Gtd. Notes
5.125%	10/15/19		915	935,587
5.125%	07/15/20		230	234,600
Gtd. Notes, 144A
5.500%	09/15/24		340	340,850
General Electric Co., Sr. Unsec’d. Notes
4.125%	10/09/42		965	998,979
4.500%	03/11/44		5,110	5,617,024
General Motors Co., Sr. Unsec’d. Notes
3.500%	10/02/18		565	576,300
General Motors Financial Co., Inc., Gtd. Notes
2.750%	05/15/16		1,270	1,290,637
4.375%	09/25/21		625	652,344
GenOn Americas Generation LLC, Sr. Unsec’d. Notes
8.500%	10/01/21	(a)	1,350	1,161,000
Genworth Holdings, Inc., Gtd. Notes
4.900%	08/15/23		1,905	1,534,853
Georgia Power Co., Sr. Unsec’d. Notes
4.300%	03/15/42	(a)	2,645	2,777,676
Gilead Sciences, Inc., Sr. Unsec’d. Notes
4.500%	04/01/21		3,740	4,154,740
4.500%	02/01/45		3,165	3,382,749
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A
8.500%	12/01/21	(a)	1,640	1,570,300
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
3.625%	01/22/23		3,285	3,326,463
5.250%	07/27/21		5,480	6,185,068
5.750%	01/24/22		2,310	2,672,178
Sr. Unsec’d. Notes, MTN
1.836%(c)	11/29/23		3,500	3,595,865
4.800%	07/08/44		2,675	2,865,134
5.375%	03/15/20		3,965	4,443,564
Sub. Notes
6.750%	10/01/37		1,630	2,049,521
Gray Television, Inc., Gtd. Notes
7.500%	10/01/20	(a)	1,090	1,122,700
H&E Equipment Services, Inc., Gtd. Notes
7.000%	09/01/22		1,075	1,105,906

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Halcon Resources Corp., Gtd. Notes
8.875%	05/15/21	(a)	940	$707,350
9.750%	07/15/20	(a)	155	116,250
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes
6.625%	03/30/40		815	1,097,181
HCA Holdings, Inc., Sr. Unsec’d. Notes
7.750%	05/15/21		2,320	2,470,800
HCA, Inc., Gtd. Notes
5.875%	05/01/23	(a)	1,150	1,211,813
Sr. Sec’d. Notes
5.000%	03/15/24		600	616,500
HD Supply, Inc., Gtd. Notes
11.500%	07/15/20		325	372,125
Health Care REIT, Inc., Sr. Unsec’d. Notes
4.125%	04/01/19		1,425	1,515,338
Home Depot, Inc. (The), Sr. Unsec’d. Notes
4.400%	04/01/21		3,620	4,027,174
5.950%	04/01/41		895	1,168,938
HSBC Finance Corp., Sub. Notes
6.676%	01/15/21		2,360	2,800,036
Humana, Inc., Sr. Unsec’d. Notes
7.200%	06/15/18		580	677,549
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes
4.875%	03/15/19		475	473,813
6.000%	08/01/20		1,135	1,169,277
iHeartCommunications, Inc., Sr. Sec’d. Notes
9.000%	12/15/19	(a)	1,250	1,231,250
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A
7.125%	05/01/21	(a)	540	529,200
Infor US, Inc., Gtd. Notes
9.375%	04/01/19		1,220	1,305,400
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes
4.650%	11/01/44		2,385	2,424,975
International Business Machines Corp., Sr. Unsec’d. Notes
7.625%	10/15/18		7,285	8,782,978
International Lease Finance Corp., Sr. Unsec’d. Notes
8.875%	09/01/17		2,005	2,260,637
International Paper Co., Sr. Unsec’d. Notes
7.300%	11/15/39		895	1,186,689
Jaguar Holding Co. I, Sr. Unsec’d. Notes, PIK, 144A
9.375%	10/15/17		255	260,610

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Sr. Unsec’d. Notes, 144A
9.500%	12/01/19		1,100	$1,179,750
JC Penney Corp., Inc., Gtd. Notes
6.375%	10/15/36		700	455,000
8.125%	10/01/19	(a)	200	176,000
Jefferies Group LLC, Sr. Unsec’d. Notes
5.125%	01/20/23		3,445	3,501,904
Jones Energy Holdings LLC/Jones Energy Finance Corp., Gtd. Notes, 144A
6.750%	04/01/22		635	482,600
JPMorgan Chase & Co., Jr. Sub. Notes
6.125%(c)	12/29/49		840	837,892
Sr. Unsec’d. Notes
4.400%	07/22/20		6,100	6,612,260
Sub. Notes
3.875%	09/10/24		10,635	10,644,050
JPMorgan Chase Bank NA, Sub. Notes
6.000%	10/01/17		2,085	2,314,108
KB Home, Gtd. Notes
4.750%	05/15/19		1,360	1,339,600
Kinder Morgan Energy Partners LP, Gtd. Notes
5.000%	08/15/42		1,700	1,615,626
Kinder Morgan, Inc., Gtd. Notes
5.550%	06/01/45		4,085	4,183,975
Gtd. Notes, 144A
5.625%	11/15/23		750	802,819
Kindred Healthcare, Inc., Gtd. Notes, 144A
6.375%	04/15/22	(a)	620	590,550
Kodiak Oil & Gas Corp., Gtd. Notes
5.500%	01/15/21		1,105	1,107,763
Kraft Foods Group, Inc., Sr. Unsec’d. Notes
5.000%	06/04/42		1,830	2,014,469
Kroger Co. (The), Sr. Unsec’d. Notes
5.000%	04/15/42		1,205	1,312,885
5.150%	08/01/43		770	876,682
L Brands, Inc., Gtd. Notes
6.625%	04/01/21		955	1,074,375
Lamar Media Corp., Gtd. Notes
5.000%	05/01/23		750	742,500
Landry’s, Inc., Sr. Unsec’d. Notes, 144A
9.375%	05/01/20		1,480	1,568,800
Laredo Petroleum, Inc., Gtd. Notes
5.625%	01/15/22		540	472,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Lennar Corp., Gtd. Notes
4.750%	11/15/22		630	$617,400
Leucadia National Corp., Sr. Unsec’d. Notes
5.500%	10/18/23		2,165	2,217,224
Levi Strauss & Co., Sr. Unsec’d. Notes
6.875%	05/01/22		1,105	1,187,875
Liberty Mutual Group, Inc., Gtd. Notes, 144A
4.850%	08/01/44		2,080	2,114,266
5.000%	06/01/21	(a)	1,015	1,105,642
6.500%	05/01/42		1,005	1,228,947
LifePoint Hospitals, Inc., Gtd. Notes
5.500%	12/01/21		790	807,775
Lincoln National Corp., Sr. Unsec’d. Notes
4.850%	06/24/21		1,850	2,037,934
Linn Energy LLC/Linn Energy Finance Corp., Gtd. Notes
6.500%	09/15/21	(a)	1,750	1,417,500
Live Nation Entertainment, Inc., Gtd. Notes, 144A
5.375%	06/15/22		245	245,000
LKQ Corp., Gtd. Notes
4.750%	05/15/23		1,115	1,070,400
Macy’s Retail Holdings, Inc., Gtd. Notes
2.875%	02/15/23		2,050	1,990,720
5.125%	01/15/42		1,195	1,295,263
Marathon Petroleum Corp., Sr. Unsec’d. Notes
5.000%	09/15/54		3,625	3,413,543
5.125%	03/01/21	(a)	1,650	1,803,511
Marina District Finance Co., Inc., Sr. Sec’d. Notes
9.875%	08/15/18	(a)	580	607,550
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes
4.800%	07/15/21		3,780	4,201,168
McKesson Corp., Sr. Unsec’d. Notes
7.500%	02/15/19		305	364,400
MDC Partners, Inc., Gtd. Notes, 144A
6.750%	04/01/20		810	834,300
Medtronic, Inc., Sr. Unsec’d. Notes, 144A
4.625%	03/15/45		7,899	8,562,437
Memorial Production Partners LP/Memorial Production Finance Corp., Gtd. Notes
7.625%	05/01/21		810	648,000
Gtd. Notes, 144A
6.875%	08/01/22		565	429,400

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Men’s Wearhouse, Inc. (The), Gtd. Notes, 144A
7.000%	07/01/22	(a)	1,225	$1,258,687
Meritor, Inc., Gtd. Notes
6.250%	02/15/24	(a)	1,377	1,397,655
MetLife, Inc., Jr. Sub. Notes
6.400%	12/15/66		5,005	5,580,575
Sr. Unsec’d. Notes
4.721%	12/15/44		2,220	2,469,215
MGM Resorts International, Gtd. Notes
6.000%	03/15/23		700	703,500
6.875%	04/01/16		495	514,800
7.750%	03/15/22		375	415,313
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, Gtd. Notes
9.250%	06/01/21		395	197,500
10.750%	10/01/20		787	417,110
Milacron LLC/Mcron Finance Corp., Gtd. Notes, 144A
7.750%	02/15/21		950	969,000
Modular Space Corp., Sec’d. Notes, 144A
10.250%	01/31/19		530	458,450
Monsanto Co., Sr. Unsec’d. Notes
4.700%	07/15/64		2,275	2,385,394
Morgan Stanley, Sr. Unsec’d. Notes
3.700%	10/23/24		2,375	2,407,347
3.750%	02/25/23		4,580	4,698,260
Sr. Unsec’d. Notes, MTN
5.500%	01/26/20		2,660	2,992,843
5.500%	07/28/21		1,580	1,793,112
Sub. Notes, MTN
4.350%	09/08/26		2,990	3,007,865
Mosaic Co. (The), Sr. Unsec’d. Notes
3.750%	11/15/21		1,695	1,764,158
4.875%	11/15/41		270	277,337
MPG Holdco I, Inc., Gtd. Notes, 144A
7.375%	10/15/22	(a)	1,255	1,292,650
Multi-Color Corp., Gtd. Notes, 144A
6.125%	12/01/22		725	725,000
Mustang Merger Corp., Sr. Unsec’d. Notes, 144A
8.500%	08/15/21		990	940,500
Navient Corp., Sr. Unsec’d. Notes
5.000%	10/26/20		325	318,906
5.500%	01/25/23	(a)	1,345	1,287,838
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19		215	215,624
5.500%	01/15/19		1,410	1,441,725
6.000%	01/25/17		2,065	2,163,088

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
NBCUniversal Media LLC, Gtd. Notes
4.375%	04/01/21		3,050	$3,354,381
5.150%	04/30/20		5,890	6,683,978
NCR Corp., Gtd. Notes
5.875%	12/15/21		460	472,650
6.375%	12/15/23	(a)	345	358,800
Neiman Marcus Group Ltd., Inc., Gtd. Notes, 144A
8.000%	10/15/21	(a)	850	898,875
Nes Rentals Holdings, Inc., Sec’d. Notes, 144A
7.875%	05/01/18		1,750	1,767,500
Nexstar Broadcasting, Inc., Gtd. Notes
6.875%	11/15/20	(a)	575	596,563
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A
5.000%	04/15/22		1,330	1,336,650
NiSource Finance Corp., Gtd. Notes
4.800%	02/15/44		1,065	1,134,699
6.125%	03/01/22		1,790	2,121,798
6.800%	01/15/19		1,000	1,174,001
Noble Energy, Inc., Sr. Unsec’d. Notes
4.150%	12/15/21		3,000	3,059,103
6.000%	03/01/41		1,260	1,384,785
NRG Energy, Inc., Gtd. Notes
8.250%	09/01/20		615	656,513
Gtd. Notes, 144A
6.250%	05/01/24		815	829,263
NRG Yield Operating LLC, Gtd. Notes, 144A
5.375%	08/15/24		250	253,750
Oasis Petroleum, Inc., Gtd. Notes
6.875%	03/15/22	(a)	320	291,200
Omega Healthcare Investors, Inc., Gtd. Notes
4.950%	04/01/24		3,405	3,543,379
Omnicom Group, Inc., Gtd. Notes
4.450%	08/15/20		3,880	4,173,406
5.900%	04/15/16		500	529,161
ONEOK Partners LP, Gtd. Notes
6.850%	10/15/37		910	1,058,452
8.625%	03/01/19		915	1,105,616
Oracle Corp., Sr. Unsec’d. Notes
2.500%	10/15/22		9,230	8,990,906
3.400%	07/08/24		2,628	2,686,005
Pacific LifeCorp, Sr. Unsec’d. Notes, 144A
5.125%	01/30/43		955	1,050,289

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Paragon Offshore PLC, Gtd. Notes, 144A
6.750%	07/15/22	(a)	625	$381,250
7.250%	08/15/24		263	157,800
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec’d. Notes, 144A
7.500%	02/15/22		500	473,750
Penn Virginia Corp., Gtd. Notes
8.500%	05/01/20	(a)	704	563,200
Philip Morris International, Inc., Sr. Unsec’d. Notes
6.375%	05/16/38		1,525	1,949,804
Phillips 66, Gtd. Notes
4.875%	11/15/44		3,800	3,889,475
Pinnacle Entertainment, Inc., Gtd. Notes
7.500%	04/15/21		1,330	1,386,512
Pioneer Energy Services Corp., Gtd. Notes
6.125%	03/15/22		245	186,200
PPL Electric Utilities Corp., First Mortgage
4.750%	07/15/43		2,885	3,323,604
Public Service Co. of Colorado, First Mortgage
4.750%	08/15/41		1,465	1,697,879
Qualitytech LP/QTS Finance Corp., Gtd. Notes, 144A
5.875%	08/01/22		1,000	1,005,000
Quicksilver Resources, Inc., Gtd. Notes
7.125%	04/01/16	(a)	885	70,800
Quiksilver, Inc./QS Wholesale, Inc., Sr. Sec’d. Notes, 144A
7.875%	08/01/18	(a)	540	475,200
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes
5.000%	10/01/22		910	859,950
5.875%	03/01/22		305	304,238
Republic Services, Inc., Gtd. Notes
5.250%	11/15/21		2,895	3,277,962
Reynolds American, Inc., Gtd. Notes
4.750%	11/01/42	(a)	445	431,895
6.150%	09/15/43		725	840,761
7.250%	06/15/37		535	687,199
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes
5.750%	10/15/20		1,000	1,025,000
Rite Aid Corp., Sr. Sec’d. Notes
8.000%	08/15/20		950	1,015,313
RKI Exploration & Production LLC/RKI Finance Corp., Gtd. Notes, 144A
8.500%	08/01/21		1,130	912,475

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Rohm & Haas Co., Gtd. Notes
6.000%	09/15/17		1,126	$1,245,338
Rosetta Resources, Inc., Gtd. Notes
5.875%	06/01/24		635	565,150
Rowan Cos., Inc., Gtd. Notes
5.400%	12/01/42		2,280	1,986,206
5.850%	01/15/44		1,220	1,125,128
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes
5.625%	02/01/21		196	192,570
5.750%	05/15/24		1,040	1,020,500
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes
5.375%	06/01/23		1,265	1,290,300
5.500%	02/01/21		880	915,200
SandRidge Energy, Inc., Gtd. Notes
8.125%	10/15/22		710	447,300
Select Medical Corp., Gtd. Notes
6.375%	06/01/21	(a)	1,330	1,349,950
Seventy Seven Energy, Inc., Sr. Unsec’d. Notes
6.500%	07/15/22		595	348,075
Seventy Seven Operating LLC, Gtd. Notes
6.625%	11/15/19		1,900	1,444,000
Signet UK Finance PLC, Gtd. Notes
4.700%	06/15/24		2,340	2,257,927
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Sr. Unsec’d. Notes, 144A
6.375%	05/01/22		385	375,375
Sinclair Television Group, Inc., Gtd. Notes
6.375%	11/01/21		399	410,970
Gtd. Notes, 144A
5.625%	08/01/24		440	425,700
Sirius XM Radio, Inc., Gtd. Notes, 144A
6.000%	07/15/24		2,470	2,531,750
Southern California Edison Co., First Ref. Mortgage
5.500%	03/15/40		1,395	1,765,179
Southern Co. (The), Sr. Unsec’d. Notes
2.375%	09/15/15		3,635	3,674,578
Southern Power Co., Sr. Unsec’d. Notes
5.250%	07/15/43		3,090	3,561,095
Sprint Communications, Inc., Sr. Unsec’d. Notes
6.000%	11/15/22	(a)	1,600	1,472,000
7.000%	08/15/20		1,025	1,025,000

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Sprint Corp., Gtd. Notes
7.875%	09/15/23		2,635	$2,601,272
Steel Dynamics, Inc., Gtd. Notes
5.250%	04/15/23		700	710,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes
5.500%	06/01/24		695	670,675
Sunoco Logistics Partners Operations LP, Gtd. Notes
5.350%	05/15/45		1,720	1,739,035
Swiss Re Treasury US Corp., Gtd. Notes, 144A
2.875%	12/06/22		2,060	2,021,977
4.250%	12/06/42		1,335	1,383,318
Sysco Corp., Gtd. Notes
4.500%	10/02/44		3,250	3,525,191
Tenet Healthcare Corp., Sr. Sec’d. Notes
6.000%	10/01/20		205	220,135
Sr. Unsec’d. Notes
6.750%	02/01/20		1,080	1,136,700
8.125%	04/01/22		410	458,175
Sr. Unsec’d. Notes, 144A
5.000%	03/01/19	(a)	1,405	1,406,756
Terex Corp., Gtd. Notes
6.000%	05/15/21		465	474,300
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes, 144A
5.500%	10/15/19		140	138,950
6.250%	10/15/22		205	204,488
T-Mobile USA, Inc., Gtd. Notes
6.375%	03/01/25		1,720	1,747,520
6.731%	04/28/22		440	453,200
TMS International Corp., Gtd. Notes, 144A
7.625%	10/15/21		375	390,938
Triangle USA Petroleum Corp., Sr. Unsec’d. Notes, 144A
6.750%	07/15/22		1,000	660,000
Tyson Foods, Inc., Gtd. Notes
5.150%	08/15/44		970	1,089,479
Union Pacific Corp., Sr. Unsec’d. Notes
3.646%	02/15/24		804	850,959
4.163%	07/15/22		1,820	1,999,407
4.850%	06/15/44		1,505	1,727,218
United Rentals North America, Inc., Gtd. Notes
6.125%	06/15/23		2,000	2,100,000
8.375%	09/15/20	(a)	245	262,763
UnitedHealth Group, Inc., Sr. Unsec’d. Notes
6.500%	06/15/37		1,495	2,003,275

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Univision Communications, Inc., Sr. Sec’d. Notes, 144A
7.875%	11/01/20		560	$596,400
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A
5.625%	12/01/21		1,360	1,370,200
Valero Energy Corp., Gtd. Notes
6.625%	06/15/37		2,850	3,364,878
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A
9.750%	02/01/19		1,350	1,397,250
Verizon Communications, Inc., Sr. Unsec’d. Notes
0.636%(c)	06/09/17		3,270	3,263,561
2.450%	11/01/22		2,335	2,190,837
6.550%	09/15/43		5,886	7,540,843
Sr. Unsec’d. Notes, 144A
5.012%	08/21/54		5,906	6,110,046
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A
8.500%	10/15/22		925	1,001,313
Virginia Electric and Power Co., Sr. Unsec’d. Notes
4.000%	01/15/43		1,030	1,044,713
Voya Financial, Inc., Gtd. Notes
5.500%	07/15/22		4,545	5,134,105
Wave Holdco LLC/Wave Holdco Corp., Sr. Unsec’d. Notes, PIK, 144A
8.250%	07/15/19		918	922,590
WaveDivision Escrow LLC/WaveDivision Escrow Corp., Sr. Unsec’d. Notes, 144A
8.125%	09/01/20		1,650	1,757,250
Weatherford International Ltd., Gtd. Notes
5.950%	04/15/42		4,425	3,746,763
7.000%	03/15/38		760	730,845
Wells Fargo & Co., Sub. Notes, MTN
4.100%	06/03/26		8,790	8,983,881
West Corp., Gtd. Notes, 144A
5.375%	07/15/22	(a)	1,085	1,038,888
Williams Cos., Inc. (The), Sr. Unsec’d. Notes
4.550%	06/24/24		1,140	1,060,178
Williams Partners LP, Sr. Unsec’d. Notes
5.250%	03/15/20		4,320	4,689,481
5.400%	03/04/44		1,825	1,786,671
Willis Group Holdings PLC, Gtd. Notes
5.750%	03/15/21		1,915	2,138,896
Wise Metals Group LLC/Wise Alloys Finance Corp., Sr. Sec’d. Notes, 144A
8.750%	12/15/18		625	656,250

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., Sr. Unsec’d. Notes, 144A
9.750%	06/15/19	1,235	$1,312,188
Wyeth LLC, Gtd. Notes
5.950%	04/01/37	2,995	3,841,561
Xerox Corp., Sr. Unsec’d. Notes
4.250%	02/15/15	2,750	2,760,865
Zions Bancorporation, Jr. Sub. Notes
5.800%(c)	12/29/49	325	306,800

			684,451,376

TOTAL CORPORATE BONDS (cost $871,527,954)			887,371,989

FOREIGN GOVERNMENT BONDS — 0.4%
Province of New Brunswick (Canada), Sr. Unsec’d. Notes
2.750%	06/15/18	3,515	3,648,974
Republic of Brazil (Brazil), Sr. Unsec’d. Notes
5.625%	01/07/41	1,060	1,142,150
7.875%	03/07/15	4,770	4,817,700
United Mexican States (Mexico), Sr. Unsec’d. Notes
3.625%	03/15/22	2,700	2,758,050
6.050%	01/11/40	1,040	1,271,920
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	2,026	2,112,105

TOTAL FOREIGN GOVERNMENT BONDS (cost $15,423,115)			15,750,899

MUNICIPAL BONDS — 1.2%
California — 0.2%
Bay Area Toll Authority, Revenue Bonds, BABs,
6.263%	04/01/49	1,275	1,799,191
State of California, General Obligation Unlimited, BABs,
7.550%	04/01/39	2,930	4,516,419

			6,315,610

Florida — 0.2%
State Board of Administration Finance Corp., Revenue Bonds, Series A
2.995%	07/01/20	8,000	8,130,160

Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds, BABs,
6.637%	04/01/57	3,200	4,272,032

Illinois — 0.1%
State of Illinois, General Obligation Unlimited, BABs,
6.725%	04/01/35	3,110	3,476,078

Mississippi
State of Mississippi, General Obligation Unlimited, BABs, Series 2010E
5.245%	11/01/34	1,370	1,646,754

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
MUNICIPAL BONDS (continued)
Missouri — 0.1%
Missouri Highway & Transportation Commission, Revenue Bonds, BABs,
5.445%	05/01/33		2,315	$2,822,309

New York — 0.2%
City of New York, General Obligation Unlimited, BABs, Series F
6.271%	12/01/37		2,120	2,817,480
Metropolitan Transportation Authority, Revenue Bonds, BABs, Series 2010E
6.814%	11/15/40		2,180	3,037,154
New York City Municipal Water Finance Authority, Revenue Bonds, BABs, Series EE
6.011%	06/15/42		1,840	2,488,066

				8,342,700

Ohio — 0.1%
American Municipal Power, Inc., Revenue Bonds, BABs,
7.834%	02/15/41		2,020	3,065,249

Texas — 0.2%
Dallas Area Rapid Transit, Revenue Bonds, BABs,
4.922%	12/01/41		800	945,400
5.022%	12/01/48		2,435	2,981,804
University of Texas System, Revenue Bonds, BABs, Series 2010D
5.134%	08/15/42		1,785	2,187,268

				6,114,472

TOTAL MUNICIPAL BONDS (cost $37,726,318)				44,185,364

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.2%
Aggregator of Loans Backed by Assets (United Kingdom), Series 2011-1, Class A2, RegS
3.004%(c)	05/25/51	GBP	2,587	4,053,131
Alba PLC (United Kingdom), Series 2005-1, Class A3, RegS
0.745%(c)	11/25/42	GBP	3,328	4,811,561
Series 2007-1, Class A2, RegS
0.689%(c)	03/17/39	GBP	1,297	2,009,462
Series 2013-1, Class A, RegS
1.754%(c)	03/24/49	GBP	2,279	3,555,959
Berica ABS 3 Srl (Italy), Series 3, Class A, RegS
1.132%(c)	06/30/61	EUR	6,772	8,319,976
Bluestep Mortgage Securities Ltd. (Ireland), Series 2, Class AA, RegS
1.531%(c)	11/10/55	EUR	4,920	5,968,323
E-MAC Program BV (Netherlands), Series 2007-NL3A, Class A1
0.309%(c)	07/25/47		9,746	9,610,147
Eurosail PLC (United Kingdom), Series 2006-2X, Class A2C, RegS
0.723%(c)	12/15/44	GBP	4,598	6,903,720
Series 2006-3X, Class A3A, RegS
0.252%(c)	09/10/44	EUR	2,923	3,453,358

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-4X, Class A3C, RegS
0.719%(c)	12/10/44	GBP	3,380	$5,063,797
Series 2007-1X, Class A3C, RegS
0.723%(c)	03/13/45	GBP	599	892,888
Series 2007-2X, Class A3C, RegS
0.713%(c)	03/13/45	GBP	2,965	4,405,132
Granite Master Issuer PLC (United Kingdom), Series 2005-1, Class M3, RegS
1.065%(c)	12/20/54	GBP	679	1,028,977
Series 2006-1X, Class M3, RegS
1.105%(c)	12/20/54	GBP	2,320	3,521,222
Series 2007-1, Class 5A1, RegS
0.725%(c)	12/20/54	GBP	404	624,882
Series 2007-2, Class 3M3, RegS
1.086%(c)	12/17/54	GBP	626	949,342
Mansard Mortgages PLC (United Kingdom), Series 2006-1X, Class A2, RegS
0.758%(c)	10/15/48	GBP	1,170	1,754,894
Marble Arch Residential Securitisation Ltd. (United Kingdom), Series 4X, Class A3C, RegS
0.740%(c)	03/20/40	GBP	2,245	3,456,553
Money Partners Securities PLC (United Kingdom), Series 2X, Class A2A, RegS
1.060%(c)	05/14/39	GBP	513	782,705
Series 2X, Class A2C, RegS
0.733%(c)	05/14/39		83	81,605
Series 3X, Class A2B
0.484%(c)	09/14/39	EUR	1,877	2,222,437
Series 4X, Class A1A, RegS
0.943%(c)	03/15/40	GBP	4,604	7,028,961
Mortgage Funding PLC (United Kingdom), Series 2008-1, Class A2, RegS
1.663%(c)	03/13/46	GBP	6,557	9,873,303
Paragon Mortgages PLC (United Kingdom), Series 9X, Class AA, RegS
0.920%(c)	05/15/41	GBP	1,471	2,187,810
Preferred Residential Securities PLC (United Kingdom), Series 8X, Class A1A2, RegS
0.803%(c)	12/15/42	GBP	527	797,860
Series 8X, Class A1C, RegS
0.312%(c)	12/15/42	EUR	134	157,749
Provide PLC (Ireland), Series G02-1, Class B, RegS
0.532%(c)	12/02/48	EUR	831	963,330
Residential Mortgage Securities PLC (United Kingdom), Series 20X, Class A2A, RegS
0.821%(c)	08/10/38	GBP	4,078	6,170,847
Series 20X, Class A2C, RegS
0.321%(c)	08/10/38	EUR	314	369,022
Series 21X, Class A3A, RegS
0.960%(c)	11/12/38	GBP	1,997	3,008,637
Series 22X, Class A3A, RegS
0.920%(c)	11/14/39	GBP	3,384	5,032,452
Series 22X, Class A3C, RegS
0.439%(c)	11/14/39	EUR	129	149,436
Series 25, Class A1, RegS
3.063%(c)	12/16/50	GBP	2,825	4,556,178
Series 26, Class A1, RegS
2.810%(c)	02/14/41	GBP	1,102	1,780,257

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RMAC PLC (United Kingdom), Series 2003-NS1X, Class A3, RegS
1.063%(c)	06/12/35		GBP	92	$139,471
Series 2003-NS2X, Class A3, RegS
1.013%(c)	09/12/35		GBP	1,225	1,835,460
Series 2003-NS3X, Class A3, RegS
1.460%(c)	12/12/35		GBP	5,298	8,120,507
Series 2003-NS4X, Class A3, RegS
1.303%(c)	03/12/36		GBP	681	1,033,184
Series 2004-NS2X, Class A3, RegS
0.803%(c)	06/12/36		GBP	949	1,391,316
Series 2005-NS1X, Class A2C, RegS
0.213%(c)	06/12/37		EUR	1,970	2,239,342
RMAC Securities PLC (United Kingdom), Series 2006-NS1X, Class A2A, RegS
0.713%(c)	06/12/44		GBP	4,599	6,766,332
Series 2006-NS2X, Class A2A, RegS
0.713%(c)	06/12/44		GBP	925	1,357,857
Series 2006-NS4X, Class M1A, RegS
0.833%(c)	06/12/44		GBP	5,212	7,339,380
Southern Pacific Financing PLC (United Kingdom), Series 2005-B, Class A, RegS
0.739%(c)	06/10/43		GBP	1,027	1,539,093
Series 2006-A, Class A, RegS
0.719%(c)	03/10/44		GBP	3,729	5,590,956
Thrones PLC (United Kingdom), Series 2013-1, Class A, RegS
2.056%(c)	07/20/44		GBP	3,625	5,704,073

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $163,295,740)					158,602,884

U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bond
3.125%	08/15/44			3,400	3,660,311
U.S. Treasury Notes
1.500%	11/30/19	(a)		115	114,272
2.250%	11/15/24	(a)		9,360	9,422,890

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,055,795)					13,197,473

TOTAL LONG-TERM INVESTMENTS (cost $2,745,017,214)					2,835,917,098

Shares
SHORT-TERM INVESTMENT— 29.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,114,715,058; includes $228,263,837 of cash collateral for securities on loan)(b)(w)(Note 4)	1,114,715,058	1,114,715,058

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Value (Note 2)
TOTAL INVESTMENTS — 103.3% (cost $3,859,732,272)	$3,950,632,156
Liabilities in excess of other assets(x) — (3.3)%	(127,184,743)

NET ASSETS — 100.0%	$3,823,447,413

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $220,233,999; cash collateral of $228,263,837 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
513	2 Year U.S. Treasury Notes	Mar. 2015	$112,338,984	$112,138,594	$(200,390)
2,965	Euro STOXX 50	Mar. 2015	107,082,600	112,406,009	5,323,409
1,189	MSCI Taiwan Stock Index	Jan. 2015	40,318,990	40,794,590	475,600
1,229	Nikkei 225 Index	Mar. 2015	184,657,814	179,045,333	(5,612,481)
7,614	S&P 500 E-Mini	Mar. 2015	753,657,347	781,348,680	27,691,333

					27,677,471

Short Positions:
2,415	5 Year U.S. Treasury Notes	Mar. 2015	287,876,922	287,215,196	661,726
1,043	10 Year U.S. Treasury Notes	Mar. 2015	132,074,515	132,249,141	(174,626)
3	20 Year U.S. Treasury Bonds	Mar. 2015	420,563	433,688	(13,125)
309	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	49,249,814	51,042,938	(1,793,124)
320	ASX SPI 200 Index	Mar. 2015	33,256,864	35,157,443	(1,900,579)
1,089	Mini MSCI Emerging Markets Index	Mar. 2015	49,395,085	52,146,765	(2,751,680)
1,863	Russell 2000 Mini Index	Mar. 2015	211,943,363	223,690,410	(11,747,047)
251	S&P/TSX 60 Index	Mar. 2015	34,424,115	36,796,626	(2,372,511)

					(20,090,966)

					$7,586,505

(1)	Cash of $47,639,530 has been segregated with UBS Securities to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/26/15	Deutsche Bank AG	AUD	2,962	$2,394,750	$2,402,785	$8,035
Expiring 03/26/15	Goldman Sachs & Co.	AUD	44,051	35,921,480	35,739,146	(182,334)
British Pound,
Expiring 01/14/15	Westpac Banking Corp.	GBP	6,579	10,283,191	10,252,943	(30,248)
Expiring 03/26/15	Deutsche Bank AG	GBP	1,945	3,042,251	3,029,203	(13,048)
Euro,
Expiring 03/26/15	Goldman Sachs & Co.	EUR	55,075	68,468,326	66,695,529	(1,772,797)
Indian Rupee,
Expiring 03/26/15	Citigroup Global Markets	INR	4,634,900	71,870,057	72,108,126	238,069
Japanese Yen,
Expiring 03/26/15	Deutsche Bank AG	JPY	676,272	5,760,458	5,650,460	(109,998)
Expiring 03/26/15	Hong Kong & Shanghai Bank	JPY	3,682,898	31,081,616	30,771,742	(309,874)
Swedish Krona,
Expiring 03/26/15	UBS AG	SEK	178,790	23,612,519	22,942,134	(670,385)

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Swiss Franc,
Expiring 03/26/15	Hong Kong & Shanghai Bank	CHF	59,924	$62,115,162	$60,374,545	$(1,740,617)

				$314,549,810	$309,966,613	(4,583,197)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Australian Dollar,
Expiring 03/26/15	Hong Kong & Shanghai Bank	AUD	7,654	$6,281,910	$6,210,033	$71,877
British Pound,
Expiring 03/26/15	Hong Kong & Shanghai Bank	GBP	147,909	231,409,384	230,369,909	1,039,475
Expiring 03/26/15	Hong Kong & Shanghai Bank	GBP	14,939	23,453,120	23,267,969	185,151
Expiring 03/26/15	Hong Kong & Shanghai Bank	GBP	11,375	17,857,509	17,716,533	140,976
Canadian Dollar,
Expiring 03/26/15	Hong Kong & Shanghai Bank	CAD	30,681	26,423,664	26,358,360	65,304
Japanese Yen,
Expiring 03/26/15	JPMorgan Chase	JPY	505,194	4,229,873	4,221,051	8,822
Expiring 03/26/15	State Street Bank	JPY	1,727,444	14,594,459	14,433,324	161,135
Singapore Dollar,
Expiring 03/26/15	Standard Chartered PLC	SGD	202,368	154,032,577	152,559,871	1,472,706

				$478,282,496	$475,137,050	3,145,446

						$(1,437,751)

Cross currency exchange contracts outstanding at December 31, 2014:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Counterparty
01/14/15	Buy	GBP	39,080	EUR	49,657	$807,601	State Street Bank
03/26/15	Buy	JPY	4,154,604	EUR	28,146	627,856	State Street Bank

						$1,435,457

Total Return swap agreements outstanding at December 31, 2014:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas	06/23/15	76,250	Receive fixed payments on the S&P 500 Index and make variable payments based on the U.S. Treasury Bill	$1,972,481	$—	$1,972,481
JPMorgan Chase	03/17/15	115,295	Receive fixed payments on the S&P 500 Index and make variable payments based on the U.S. Treasury Bill	3,498,264	—	3,498,264
UBS AG	02/18/15	36,990	Receive fixed payments on the S&P 500 Index and make variable payments based on the U.S. Treasury Bill	(707,059)	—	(707,059)

				$4,763,686	$—	$4,763,686

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$113,007	$42,638,728	$—
Austria	2,513,410	472,867	—
Belgium	—	2,931,318	—
Bermuda	655,506	—	—
Brazil	4,518,551	—	—
Cambodia	—	534,578	—
Canada	27,809,020	—	—
Chile	1,108,860	—	—
China	4,421,192	12,705,826	220,227
Colombia	552,976	—	—
Cyprus	88,963	—	—
Czech Republic	—	3,806,846	—
Denmark	—	3,593,054	—
Finland	—	11,365,605	—
France	1,309,538	20,272,462	—
Germany	99,369	22,305,529	—
Greece	54,889	75,169	—
Hong Kong	5,431,941	31,738,939	—
Hungary	—	334,956	—
India	777,062	—	—
Indonesia	—	5,840,065	—
Ireland	506,119	—	—
Israel	1,909,332	6,046,843	—
Italy	267,085	7,301,654	—
Japan	—	105,762,897	—
Kazakhstan	553,467	—	—
Luxembourg	—	1,222,125	—
Macau	—	382,768	—
Malaysia	—	1,583,765	—
Malta	753,892	—	—
Mexico	885,459	—	—
Netherlands	—	6,435,005	—
New Zealand	—	951,810	—
Norway	—	15,103,874	—
Panama	2,549,544	—	—
Peru	155,828	—	—
Philippines	—	152,600	—
Poland	—	2,899,842	—
Portugal	—	833,653	—
Puerto Rico	235,131	—	—
Russia	4,131,106	—	—
Singapore	215,929	8,296,785	—
South Africa	1,735,982	16,521,178	—
South Korea	176,274	12,308,495	—
Spain	—	6,506,109	—
Sweden	—	21,332,774	—
Switzerland	496,866	21,796,228	—
Taiwan	—	11,510,154	—
Thailand	—	8,703,313	—
Turkey	—	2,550,352	—
United Kingdom	8,210,365	144,448,521	—
United States	638,732,600	—	—
Exchange Traded Funds	175,399,342	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Preferred Stocks
Brazil	$3,404,443	$—	$—
United States	1,108,578	—	—
Rights
United States	14,847	—	—
Unaffiliated Mutual Funds	222,468,817	—	—
Warrants	47,601	—	—
Asset-Backed Security
Collateralized Loan Obligation	—	152,462	—
Commercial Mortgage-Backed Securities	—	41,756,222	—
Corporate Bonds	—	887,371,989	—
Foreign Government Bonds	—	15,750,899	—
Municipal Bonds	—	44,185,364	—
Residential Mortgage-Backed Securities	—	158,602,884	—
U.S. Treasury Obligations	—	13,197,473	—
Affiliated Money Market Mutual Fund	1,114,715,058	—	—
Other Financial Instruments*
Futures	7,586,505	—	—
Foreign Forward Currency Contracts	—	(1,437,751)	—
Cross Currency Exchange Contracts	—	1,435,457	—
Total Return Swaps	—	4,763,686	—

Total	$2,235,714,454	$1,727,045,372	$220,227

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (6.0% represents investments purchased with collateral from securities on loan)	29.1%
Banks	7.4
Unaffiliated Mutual Funds	5.8
Exchange Traded Funds	4.6
Oil, Gas & Consumable Fuels	4.2
Residential Mortgage-Backed Securities	4.2
Insurance	3.8
Media	2.3
Pharmaceuticals	2.3
Real Estate Investment Trusts (REITs)	2.2
Electric Utilities	1.9
Wireless Telecommunication Services	1.9
Health Care Providers & Services	1.8
Diversified Financial Services	1.6
Technology Hardware, Storage & Peripherals	1.6
Specialty Retail	1.4
Metals & Mining	1.4
Software	1.4
Chemicals	1.2
Municipal Bonds	1.2
Pipelines	1.2
Commercial Mortgage-Backed Securities	1.1
Aerospace & Defense	1.0
Diversified Telecommunication Services	1.0
Machinery	1.0
Real Estate Management & Development	1.0
Food & Staples Retailing	1.0
Commercial Services & Supplies	0.9
Food Products	0.9
Semiconductors & Semiconductor Equipment	0.8
Auto Components	0.8
Health Care Equipment & Supplies	0.8
IT Services	0.7
Hotels, Restaurants & Leisure	0.7
Tobacco	0.6
Biotechnology	0.6

Household Products	0.6%
Capital Markets	0.5
Communications Equipment	0.5
Foreign Government Bonds	0.4
Electrical Equipment	0.4
Air Freight & Logistics	0.4
U.S. Treasury Obligations	0.3
Electronic Equipment, Instruments & Components	0.3
Textiles, Apparel & Luxury Goods	0.3
Beverages	0.3
Automobiles	0.3
Containers & Packaging	0.3
Internet Software & Services	0.3
Miscellaneous Manufacturers	0.2
Construction & Engineering	0.2
Household Durables	0.2
Professional Services	0.2
Energy Equipment & Services	0.2
Road & Rail	0.2
Airlines	0.2
Industrial Conglomerates	0.1
Paper & Forest Products	0.1
Multi-Utilities	0.1
Thrifts & Mortgage Finance	0.1
Consumer Finance	0.1
Holding Companies	0.1
Water Utilities	0.1
Leisure Products	0.1
Office Services & Supplies	0.1
Personal Products	0.1
Trading Companies & Distributors	0.1
Multiline Retail	0.1
Distribution/Wholesale	0.1
Internet & Catalog Retail	0.1
Home Builders	0.1
Life Sciences Tools & Services	0.1

103.3
Liabilities in excess of other assets	(3.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$661,726	*	Due from/to broker — variation margin futures	$2,181,265	*
Foreign exchange contracts	Unrealized appreciation on cross currency exchange contracts	1,435,457		—	—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	3,391,550		Unrealized depreciation on foreign currency forward contracts	4,829,301
Equity contracts	Due from/to broker-variation margin futures	33,490,342	*	Due from/to broker-variation margin futures	24,384,298	*
Equity contracts	Unaffiliated investments	62,448		—	—
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	5,470,745		Unrealized depreciation on over-the-counter swap agreements	707,059

Total		$44,512,268			$32,101,923

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$—	$(16,808,159)	$—	$—	$(16,808,159)
Foreign exchange contracts	—	—	—	(26,760,073)	(26,760,073)
Equity contracts	301,767	77,525,129	(23,028,786)	—	54,798,110

Total	$301,767	$60,716,970	$(23,028,786)	$(26,760,073)	$11,229,878

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Futures	Swaps	Forward & Cross Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$(3,495,455)	$—	$—	$(3,495,455)
Foreign exchange contracts	—	—	—	—	874,683	874,683
Equity contracts	9,480	47,601	(25,064,639)	743,751	—	(24,263,807)

Total	$9,480	$47,601	$(28,560,094)	$743,751	$874,683	$(26,884,579)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.
For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Total Return Swap Agreements(4)
$1,167,308,630	$633,970,395	$84,040,286	$513,537,264	$355,665,796	$127,432,908

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
BNP Paribas	$1,972,481	$—	$—	$1,972,481
Citigroup Global Markets	238,069	—	—	238,069
Deutsche Bank AG	8,035	(8,035)	—	—
Goldman Sachs & Co.	—	—	—	—
Hong Kong & Shanghai Bank	1,502,783	(1,502,783)	—	—
JPMorgan Chase	3,507,086	—	—	3,507,086
Standard Chartered PLC	1,472,706	—	—	1,472,706
State Street Bank	1,596,592	—	—	1,596,592
UBS AG	—	—	—	—
Westpac Banking Corp.	—	—	—	—

	$10,297,752

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
BNP Paribas	$—	$—	$—	$—
Citigroup Global Markets	—	—	—	—
Deutsche Bank AG	(123,046)	8,035	—	(115,011)
Goldman Sachs & Co.	(1,955,131)	—	—	(1,955,131)
Hong Kong & Shanghai Bank	(2,050,491)	1,502,783	—	(547,708)
JPMorgan Chase	—	—	—	—
Standard Chartered PLC	—	—	—	—
State Street Bank	—	—	—	—
UBS AG	(1,377,444)	—	2,580,000	—
Westpac Banking Corp.	(30,248)	—	—	(30,248)

	$(5,536,360)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $220,233,999:
Unaffiliated investments (cost $2,745,017,214)	$2,835,917,098
Affiliated investments (cost $1,114,715,058)	1,114,715,058
Cash	5,619
Foreign currency, at value (cost $44,014,692)	43,772,500
Deposit with broker	47,639,530
Dividends and interest receivable	14,406,682
Unrealized appreciation on over-the-counter swap agreements	5,470,745
Receivable for investments sold	3,610,684
Unrealized appreciation on foreign currency forward contracts	3,391,550
Tax reclaim receivable	3,008,370
Unrealized appreciation on cross currency exchange contracts	1,435,457
Receivable for fund share sold	35,215
Prepaid expenses	33,924

Total Assets	4,073,442,432

LIABILITIES:
Payable to broker for collateral for securities on loan	228,263,837
Due to broker-variation margin futures	8,142,701
Unrealized depreciation on foreign currency forward contracts	4,829,301
Payable for investments purchased	3,755,028
Payable for fund share repurchased	2,175,026
Advisory fees payable	1,598,235
Unrealized depreciation on over-the-counter swap agreements	707,059
Accrued expenses and other liabilities	460,001
Distribution fee payable	63,470
Affiliated transfer agent fee payable	361

Total Liabilities	249,995,019

NET ASSETS	$3,823,447,413

Net assets were comprised of:
Paid-in capital	$2,955,321,637
Retained earnings	868,125,776

Net assets, December 31, 2014	$3,823,447,413

Net asset value and redemption price per share, $3,823,447,413 / 234,717,344 outstanding shares of beneficial interest	$16.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $2,711,357 foreign withholding tax)	$71,220,810
Interest income	45,461,765
Affiliated dividend income	1,304,980
Affiliated income from securities lending, net	1,304,769

119,292,324

EXPENSES
Advisory fees	42,466,571
Distribution fee	3,998,721
Custodian and accounting fees	1,202,000
Insurance expenses	51,000
Audit fee	49,000
Trustees’ fees	43,000
Legal fees and expenses	18,000
Shareholders’ reports	16,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	81,398

Total expenses	47,940,690

NET INVESTMENT INCOME	71,351,634

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	163,981,014
Futures transactions	60,716,970
Swap agreements transactions	(23,028,786)
Foreign currency transactions	(23,530,095)

178,139,103

Net change in unrealized appreciation (depreciation) on:
Investments	(104,328,834)
Futures	(28,560,094)
Swap agreements	743,751
Foreign currencies	(87,796)

(132,232,973)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	45,906,130

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117,257,764

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$71,351,634	$66,623,969
Net realized gain on investment and foreign currency transactions	178,139,103	361,505,178
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(132,232,973)	82,915,744

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	117,257,764	511,044,891

FUND SHARE TRANSACTIONS:
Fund share sold [3,765,388 and 34,948,260 shares, respectively]	60,680,922	506,785,971
Fund share repurchased [25,613,500 and 39,073,712 shares, respectively]	(411,410,923)	(566,313,494)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(350,730,001)	(59,527,523)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(233,472,237)	451,517,368
NET ASSETS:
Beginning of year	4,056,919,650	3,605,402,282

End of year	$3,823,447,413	$4,056,919,650

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 89.0%
COMMON STOCKS — 53.4%	Shares	Value (Note 2)
Aerospace & Defense — 1.1%
American Science & Engineering, Inc.	9,700	$503,430
Boeing Co. (The)	364,800	47,416,704
DigitalGlobe, Inc.*(a)	26,260	813,272
HEICO Corp. (Class A Stock)	36,097	1,709,554
Honeywell International, Inc.	67,200	6,714,624
Precision Castparts Corp.	61,700	14,862,296
Rolls-Royce Holdings PLC (United Kingdom)*	851,985	11,445,452
Textron, Inc.	333,300	14,035,263
United Technologies Corp.	237,600	27,324,000

		124,824,595

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	32,800	2,456,392
Expeditors International of Washington, Inc.	46,800	2,087,748
FedEx Corp.	138,400	24,034,544
Toll Holdings Ltd. (Australia)	986,836	4,700,803
United Parcel Service, Inc. (Class B Stock)	72,000	8,004,240
XPO Logistics, Inc.*(a)	19,900	813,512

		42,097,239

Airlines — 0.6%
Alaska Air Group, Inc.	10,200	609,552
Allegiant Travel Co.	6,300	947,079
American Airlines Group, Inc.	419,400	22,492,422
Delta Air Lines, Inc.	438,400	21,564,896
United Continental Holdings, Inc.*	276,200	18,475,018

		64,088,967

Auto Components — 0.6%
Aisin Seiki Co. Ltd. (Japan)	232,700	8,360,545
Autoliv, Inc. (Sweden)	42,802	4,567,198
Delphi Automotive PLC (United Kingdom)	219,600	15,969,312
Gentex Corp.	36,400	1,315,132
GKN PLC (United Kingdom)	1,914,749	10,191,729
Johnson Controls, Inc.	311,500	15,057,910
Koito Manufacturing Co. Ltd. (Japan)	102,300	3,129,539
Sumitomo Rubber Industries Ltd. (Japan)	495,900	7,372,084
TRW Automotive Holdings Corp.*	19,100	1,964,435

		67,927,884

Automobiles — 0.6%
Bayerische Motoren Werke AG (Germany)	112,393	12,129,288
General Motors Co.	11,500	401,465
Harley-Davidson, Inc.	165,400	10,901,514
Honda Motor Co. Ltd. (Japan)	284,500	8,346,742
Mitsubishi Motors Corp. (Japan)	489,900	4,475,465
Suzuki Motor Corp. (Japan)	306,400	9,181,997
Tesla Motors, Inc.*(a)	7,100	1,579,111
Toyota Motor Corp. (Japan)	313,000	19,505,345
Winnebago Industries, Inc.	30,900	672,384

		67,193,311

Banks — 3.9%
Australia & New Zealand Banking Group Ltd. (Australia)	683,083	17,773,791
Bank of America Corp.	2,757,491	49,331,514
Bank of Kentucky Financial Corp. (The)	36,500	1,761,855
Bank of Yokohama Ltd. (The) (Japan)	564,000	3,063,245
BankUnited, Inc.	50,400	1,460,088

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Barclays PLC (United Kingdom), ADR	430,706	$6,464,897
Blue Hills Bancorp, Inc.*	5,300	71,974
BNP Paribas SA (France)	272,141	16,065,634
Citigroup, Inc.	1,053,631	57,011,973
Commerzbank AG (Germany)*	519,194	6,810,076
Danske Bank A/S (Denmark)	328,250	8,874,522
DBS Group Holdings Ltd. (Singapore)	745,862	11,546,934
DNB ASA (Norway)	943,293	13,914,161
East West Bancorp, Inc.	43,700	1,691,627
First Niagara Financial Group, Inc.	120,800	1,018,344
Glacier Bancorp, Inc.	14,700	408,219
Home BancShares, Inc.	53,768	1,729,179
Intesa Sanpaolo SpA (Italy)	3,864,401	11,210,279
JPMorgan Chase & Co.	1,099,568	68,810,965
Lloyds Banking Group PLC (United Kingdom)*	9,393,851	11,049,634
M&T Bank Corp.	105,000	13,190,100
National Bank Holdings Corp.	24,000	465,840
National Bank of Canada (Canada)	113,600	4,834,209
Nordea Bank AB (Sweden)	576,192	6,669,875
Royal Bank of Scotland Group PLC (United Kingdom)*	1,261,431	7,674,799
Sandy Spring Bancorp, Inc.	18,300	477,264
Signature Bank*	3,400	428,264
Standard Chartered PLC (United Kingdom)	547,857	8,193,710
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	2,979,810	11,413,533
Svenska Handelsbanken AB (Sweden) (Class A Stock)	258,668	12,102,526
Swedbank AB (Sweden) (Class A Stock)	385,051	9,553,474
Texas Capital Bancshares, Inc.*	19,500	1,059,435
United Overseas Bank Ltd. (Singapore)	631,000	11,644,508
Wells Fargo & Co.	861,924	47,250,674
Westamerica Bancorporation(a)	11,600	568,632
Western Alliance Bancorp*	63,900	1,776,420

		427,372,174

Beverages — 1.0%
Coca-Cola Co. (The)	711,700	30,047,974
Coca-Cola Enterprises, Inc.	67,300	2,976,006
Dr. Pepper Snapple Group, Inc.	125,800	9,017,344
Kirin Holdings Co. Ltd. (Japan)	457,000	5,678,634
Monster Beverage Corp.*	28,400	3,077,140
PepsiCo, Inc.	498,046	47,095,230
Pernod Ricard SA (France)	82,186	9,133,984

		107,026,312

Biotechnology — 1.3%
Acceleron Pharma, Inc.*(a)	31,900	1,242,824
Alexion Pharmaceuticals, Inc.*	74,900	13,858,747
Alnylam Pharmaceuticals, Inc.*	12,100	1,173,700
Amgen, Inc.	100,400	15,992,716
Biogen Idec, Inc.*	61,600	20,910,120
BioMarin Pharmaceutical, Inc.*	11,900	1,075,760
Celgene Corp.*	115,300	12,897,458
CSL Ltd. (Australia)	104,732	7,356,975
Exelixis, Inc.*(a)	234,400	337,536
Gilead Sciences, Inc.*	391,900	36,940,494
Incyte Corp.*(a)	71,100	5,198,121
Intercept Pharmaceuticals, Inc.*(a)	2,000	312,000

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Isis Pharmaceuticals, Inc.*	24,000	$1,481,760
Neurocrine Biosciences, Inc.*	91,700	2,048,578
Pharmacyclics, Inc.*(a)	16,600	2,029,516
Regeneron Pharmaceuticals, Inc.*	12,500	5,128,125
United Therapeutics Corp.*(a)	16,400	2,123,636
Vertex Pharmaceuticals, Inc.*	81,000	9,622,800

		139,730,866

Building Products
A.O. Smith Corp.	25,600	1,444,096

Capital Markets — 1.5%
Ameriprise Financial, Inc.	89,355	11,817,199
Bank of New York Mellon Corp. (The)	292,100	11,850,497
BlackRock, Inc.	35,300	12,621,868
Close Brothers Group PLC (United Kingdom)	115,825	2,676,498
Credit Suisse Group AG (Switzerland)*	275,104	6,910,956
Deutsche Bank AG (Germany)	138,940	4,160,480
E*TRADE Financial Corp.*	201,300	4,882,531
Financial Engines, Inc.(a)	27,800	1,016,090
GAM Holding AG (Switzerland)*	555,022	9,978,178
Goldman Sachs Group, Inc. (The)	36,200	7,016,646
LPL Financial Holdings, Inc.	136,700	6,089,985
Morgan Stanley	676,200	26,236,560
Northern Trust Corp.	194,500	13,109,300
Och-Ziff Capital Management Group LLC (Class A Stock)	238,600	2,786,848
State Street Corp.	378,200	29,688,700
TD Ameritrade Holding Corp.	241,100	8,626,558
Waddell & Reed Financial, Inc. (Class A Stock)	29,500	1,469,690

		160,938,584

Chemicals — 1.6%
Air Products & Chemicals, Inc.	4,000	576,920
Airgas, Inc.	117,900	13,579,722
Asahi Kasei Corp. (Japan)	1,291,000	11,777,058
Ashland, Inc.	103,000	12,335,280
BASF SE (Germany)	111,150	9,323,389
Cabot Corp.	17,700	776,322
Celanese Corp.	220,800	13,239,168
CF Industries Holdings, Inc.	1,500	408,810
Dow Chemical Co. (The)	37,200	1,696,692
E.I. du Pont de Nemours & Co.	4,900	362,306
Ecolab, Inc.	210,250	21,975,330
Flotek Industries, Inc.*(a)	23,300	436,409
International Flavors & Fragrances, Inc.	5,000	506,800
Johnson Matthey PLC (United Kingdom)	18,346	965,199
Koppers Holdings, Inc.	32,100	833,958
LyondellBasell Industries NV (Class A Stock)	50,900	4,040,951
Minerals Technologies, Inc.	4,000	277,800
Monsanto Co.	150,300	17,956,341
Mosaic Co. (The)	23,200	1,059,080
Potash Corp. of Saskatchewan, Inc. (Canada)	134,600	4,754,072
PPG Industries, Inc.	19,400	4,484,310
Praxair, Inc.	120,600	15,624,936
RPM International, Inc.	210,500	10,674,455
Senomyx, Inc.*(a)	195,500	1,174,955

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Sherwin-Williams Co. (The)	76,800	$20,201,472
Tosoh Corp. (Japan)	395,000	1,899,504
Umicore SA (Belgium)	171,347	6,895,073
Victrex PLC (United Kingdom)	28,464	918,478

		178,754,790

Commercial Services & Supplies — 0.2%
ARC Document Solutions, Inc.*	123,640	1,263,601
Clean Harbors, Inc.*	9,300	446,865
Mobile Mini, Inc.	26,750	1,083,643
Performant Financial Corp.*	63,400	421,610
Tyco International PLC	497,900	21,837,894
US Ecology, Inc.	21,900	878,628

		25,932,241

Communications Equipment — 0.9%
Alcatel-Lucent (France)*	1,245,268	4,454,611
Aruba Networks, Inc.*	48,980	890,456
Cisco Systems, Inc.	1,227,600	34,145,694
Finisar Corp.*(a)	46,237	897,460
Motorola Solutions, Inc.	115,100	7,720,908
QUALCOMM, Inc.	669,600	49,771,368

		97,880,497

Construction & Engineering — 0.1%
Aegion Corp.*	37,600	699,736
Bouygues SA (France)	232,572	8,397,774
Jacobs Engineering Group, Inc.*	10,800	482,652
Quanta Services, Inc.*	17,500	496,825

		10,076,987

Construction Materials — 0.2%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	143,000	529,438
Eagle Materials, Inc.	9,200	699,476
Holcim Ltd. (Switzerland)*	3,785	270,568
Martin Marietta Materials, Inc.	114,000	12,576,480
Vulcan Materials Co.	193,400	12,712,182

		26,788,144

Consumer Finance — 0.2%
American Express Co.	44,500	4,140,280
Discover Financial Services	258,000	16,896,420

		21,036,700

Containers & Packaging — 0.1%
Ball Corp.	86,700	5,910,339
Berry Plastics Group, Inc.*	21,800	687,790
MeadWestvaco Corp.	9,100	403,949
Myers Industries, Inc.	32,400	570,240
Vidrala SA (Spain)	4,984	229,174

		7,801,492

Diversified Consumer Services
Ascent Capital Group, Inc. (Class A Stock)*	13,142	695,606
Houghton Mifflin Harcourt Co.*	24,500	507,395

		1,203,001

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	135,000	20,270,250
CBOE Holdings, Inc.	27,900	1,769,418
Challenger Ltd. (Australia)	587,967	3,105,958

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
CME Group, Inc.	94,600	$8,386,290
ING Groep NV (Netherlands), CVA*	980,039	12,661,807
Intercontinental Exchange, Inc.	57,100	12,521,459
London Stock Exchange Group PLC (United Kingdom)	162,775	5,600,939
Macquarie Group Ltd. (Australia)	214,309	10,106,138
McGraw Hill Financial, Inc.	35,700	3,176,586
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	581,300	2,733,756
MSCI, Inc.	41,300	1,959,272

		82,291,873

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	595,417	20,000,057
Nippon Telegraph & Telephone Corp. (Japan)	330,800	16,898,133
Telecom Italia SpA (Italy)	7,314,584	6,115,340
Telefonica Deutschland Holding AG (Germany)*	1,235,697	6,549,024
Telefonica SA (Spain)	615,284	8,833,978
Telstra Corp. Ltd. (Australia)	885,917	4,300,974
Verizon Communications, Inc.	711,700	33,293,326

		95,990,832

Electric Utilities — 0.7%
American Electric Power Co., Inc.	276,700	16,801,224
Entergy Corp.	63,700	5,572,476
Exelon Corp.	354,600	13,148,568
FirstEnergy Corp.	460,108	17,939,611
Great Plains Energy, Inc.	40,500	1,150,605
Northeast Utilities	95,900	5,132,568
OGE Energy Corp.	40,100	1,422,748
PNM Resources, Inc.	68,100	2,017,803
SSE PLC (United Kingdom)	567,795	14,346,558

		77,532,161

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)*	435,433	9,212,952
AZZ, Inc.	8,400	394,128
Babcock & Wilcox Co. (The)	54,550	1,652,865
Emerson Electric Co.	101,900	6,290,287
Hubbell, Inc. (Class B Stock)	104,700	11,185,101
Legrand SA (France)	217,456	11,407,369
Mitsubishi Electric Corp. (Japan)	1,174,000	13,944,842
Sensata Technologies Holding NV*	288,800	15,136,008

		69,223,552

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. (Class A Stock)	155,000	8,340,550
AVX Corp.	42,000	588,000
Belden, Inc.	11,850	933,899
FEI Co.	10,100	912,535
Hamamatsu Photonics KK (Japan)	113,500	5,402,943
Keysight Technologies, Inc.*	114,200	3,856,534
RealD, Inc.*	108,600	1,281,480
Trimble Navigation Ltd.*	182,739	4,849,893

		26,165,834

Energy Equipment & Services — 0.4%
Amec Foster Wheeler PLC (United Kingdom)	51,550	680,810

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Baker Hughes, Inc.	5,300	$297,171
Bristow Group, Inc.	3,300	217,107
Cameron International Corp.*	85,700	4,280,715
CARBO Ceramics, Inc.(a)	6,800	272,340
China Oilfield Services Ltd. (China) (Class H Stock)	2,352,000	4,061,100
Gulf Island Fabrication, Inc.	17,350	336,417
Halliburton Co.	124,800	4,908,384
Helix Energy Solutions Group, Inc.*	15,200	329,840
National Oilwell Varco, Inc.	91,100	5,969,783
Schlumberger Ltd.	233,115	19,910,352
Superior Energy Services, Inc.	25,381	511,427
Tenaris SA (Luxembourg), ADR	5,800	175,218
Tesco Corp.	34,700	444,854
TETRA Technologies, Inc.*	19,500	130,260
WorleyParsons Ltd. (Australia)	105,905	867,515

		43,393,293

Food & Staples Retailing — 1.2%
Casey’s General Stores, Inc.	12,700	1,147,064
Costco Wholesale Corp.	135,900	19,263,825
CVS Health Corp.	234,476	22,582,384
FamilyMart Co. Ltd. (Japan)	239,300	9,012,955
Fresh Market, Inc. (The)*(a)	36,900	1,520,280
Rite Aid Corp.*	951,146	7,152,618
Sysco Corp.	282,900	11,228,301
Tesco PLC (United Kingdom)	2,583,087	7,531,522
Walgreens Boots Alliance, Inc.	189,400	14,432,280
Wal-Mart Stores, Inc.	359,100	30,839,508
Whole Foods Market, Inc.	186,900	9,423,498

		134,134,235

Food Products — 1.2%
Archer-Daniels-Midland Co.	174,400	9,068,800
Bunge Ltd.	27,500	2,500,025
ConAgra Foods, Inc.	410,900	14,907,452
Dean Foods Co.	21,200	410,856
Flowers Foods, Inc.	50,200	963,338
Kellogg Co.	210,000	13,742,400
Keurig Green Mountain, Inc.	21,100	2,793,535
Kraft Foods Group, Inc.	54,518	3,416,098
Mondelez International, Inc. (Class A Stock)	570,685	20,730,133
Nestle SA (Switzerland)	452,537	32,990,407
Pinnacle Foods, Inc.	29,000	1,023,700
Post Holdings, Inc.*(a)	15,300	640,917
Unilever PLC (United Kingdom)	638,249	25,930,948
Wilmar International Ltd. (Singapore)	2,468,000	6,013,616

		135,132,225

Gas Utilities
Chesapeake Utilities Corp.	23,250	1,154,595
Infraestructura Energetica Nova SAB de CV (Mexico)	90,100	450,691
Southwest Gas Corp.	17,180	1,061,896

		2,667,182

Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	377,900	17,013,058
Becton, Dickinson and Co.	102,659	14,286,026
Covidien PLC	162,750	16,646,070
Elekta AB (Sweden) (Class B Stock)(a)	591,374	6,046,079

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Genmark Diagnostics, Inc.*	57,300	$779,853
GN Store Nord A/S (Denmark)	304,716	6,657,383
HeartWare International, Inc.*(a)	9,400	690,242
Hologic, Inc.*	5,000	133,700
Intuitive Surgical, Inc.*	13,500	7,140,690
Medtronic, Inc.	138,000	9,963,600
Sirona Dental Systems, Inc.*	13,000	1,135,810
Sonova Holding AG (Switzerland)	28,400	4,172,259
St. Jude Medical, Inc.	37,300	2,425,619
STERIS Corp.(a)	14,600	946,810
Stryker Corp.	154,100	14,536,253
Thoratec Corp.*	24,800	805,008

		103,378,460

Health Care Providers & Services — 1.1%
Aetna, Inc.	144,900	12,871,467
Anthem, Inc.	105,000	13,195,350
Cardinal Health, Inc.	28,700	2,316,951
DaVita HealthCare Partners, Inc.*	81,900	6,203,106
Fresenius SE & Co. KGaA (Germany)	310,419	16,139,979
HCA Holdings, Inc.*	30,500	2,238,395
Henry Schein, Inc.*	8,900	1,211,735
Humana, Inc.	84,400	12,122,372
McKesson Corp.	83,405	17,313,210
Miraca Holdings, Inc. (Japan)	118,100	5,080,532
Team Health Holdings, Inc.*	21,700	1,248,401
UnitedHealth Group, Inc.	251,200	25,393,808
Universal Health Services, Inc. (Class B Stock)	22,700	2,525,602
WellCare Health Plans, Inc.*	16,200	1,329,372

		119,190,280

Health Care Technology
Veeva Systems, Inc.*(a)	34,600	913,786

Hotels, Restaurants & Leisure — 0.9%
Carnival Corp.	223,500	10,131,255
Chipotle Mexican Grill, Inc.*	12,300	8,419,473
Choice Hotels International, Inc.	22,300	1,249,246
Compass Group PLC (United Kingdom)	834,745	14,268,231
Hilton Worldwide Holdings, Inc.*	229,582	5,989,794
Las Vegas Sands Corp.	39,800	2,314,768
McDonald’s Corp.	80,900	7,580,330
MGM Resorts International*	212,431	4,541,775
Sonic Corp.	65,425	1,781,523
Starbucks Corp.	235,200	19,298,160
Starwood Hotels & Resorts Worldwide, Inc.	137,200	11,122,804
Wynn Macau Ltd. (Macau)	1,856,800	5,180,200
Wynn Resorts Ltd.	51,300	7,631,388
Yum! Brands, Inc.	69,300	5,048,505

		104,557,452

Household Durables — 0.3%
iRobot Corp.*(a)	50,900	1,767,248
Lennar Corp. (Class A Stock)	135,500	6,071,755
Panasonic Corp. (Japan)	502,000	5,912,776
Persimmon PLC (United Kingdom)*	520,155	12,704,239
Sony Corp. (Japan)	205,700	4,198,183
Tempur Sealy International, Inc.*	20,800	1,142,128
TRI Pointe Homes, Inc.*	57,100	870,775

		32,667,104

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products — 0.6%
Church & Dwight Co., Inc.	12,100	$953,601
Colgate-Palmolive Co.	60,400	4,179,076
Energizer Holdings, Inc.	96,429	12,396,912
Procter & Gamble Co. (The)	547,055	49,831,240

		67,360,829

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp. (The)	919,300	12,658,761
NRG Energy, Inc.	412,900	11,127,655

		23,786,416

Industrial Conglomerates — 1.6%
3M Co.	156,700	25,748,944
Danaher Corp.	367,200	31,472,712
DCC PLC (Ireland)	156,273	8,603,321
General Electric Co.	2,380,200	60,147,654
Hutchison Whampoa Ltd. (Hong Kong)	1,543,400	17,643,483
Koninklijke Philips NV (Netherlands)	369,596	10,713,139
Roper Industries, Inc.	35,200	5,503,520
SembCorp Industries Ltd. (Singapore)	1,254,911	4,202,722
Siemens AG (Germany)	120,963	13,572,550

		177,608,045

Insurance — 2.1%
AIA Group Ltd. (Hong Kong)	1,474,400	8,132,006
Allianz SE (Germany)	54,113	8,962,555
AXA SA (France)	915,210	21,089,273
CNA Financial Corp.	132,884	5,143,940
Direct Line Insurance Group PLC (United Kingdom)	2,545,984	11,517,022
First American Financial Corp.(a)	62,300	2,111,970
FNF Group	189,900	6,542,055
Genworth Financial, Inc. (Class A Stock)*	92,500	786,250
Infinity Property & Casualty Corp.	14,500	1,120,270
Kemper Corp.	31,100	1,123,021
Loews Corp.	68,900	2,895,178
Marsh & McLennan Cos., Inc.	345,900	19,799,316
Meadowbrook Insurance Group, Inc.(a)	192,600	1,629,396
MetLife, Inc.	436,070	23,587,026
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	67,646	13,470,893
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	902,000	9,133,240
Platinum Underwriters Holdings Ltd.	11,500	844,330
Progressive Corp. (The)	559,300	15,095,507
Prudential PLC (United Kingdom)	297,504	6,878,152
QBE Insurance Group Ltd. (Australia)	359,405	3,263,537
Sony Financial Holdings, Inc. (Japan)	410,900	6,050,553
State Auto Financial Corp.	47,900	1,064,338
Storebrand ASA (Norway)*	1,455,185	5,684,421
Sun Life Financial, Inc. (Canada)	329,000	11,870,959
Swiss Life Holding AG (Switzerland)*	33,820	7,993,416
Tokio Marine Holdings, Inc. (Japan)	369,900	12,013,501
White Mountains Insurance Group Ltd.	2,100	1,323,231
XL Group PLC (Ireland)	680,647	23,393,837

		232,519,193

Internet & Catalog Retail — 0.6%
Amazon.com, Inc.*	110,800	34,386,780
Netflix, Inc.*	41,800	14,279,298

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Catalog Retail (continued)
Priceline Group, Inc. (The)*	19,800	$22,576,158

		71,242,236

Internet Software & Services — 1.6%
Alibaba Group Holding Ltd. (China), ADR*	98,274	10,214,600
Angie’s List, Inc.*(a)	95,100	592,473
Baidu, Inc. (China), ADR*	46,100	10,509,417
Bazaarvoice, Inc.*(a)	80,900	650,436
Cornerstone OnDemand, Inc.*	10,400	366,080
eBay, Inc.*	61,200	3,434,544
Equinix, Inc.	9,929	2,251,202
Facebook, Inc. (Class A Stock)*	527,900	41,186,758
Google, Inc. (Class A Stock)*	66,450	35,262,357
Google, Inc. (Class C Stock)*	66,440	34,974,016
Kakaku.com, Inc. (Japan)	323,400	4,626,789
LinkedIn Corp. (Class A Stock)*	22,300	5,122,533
Naver Corp. (South Korea)*	5,953	3,812,510
OPOWER, Inc.*	12,700	180,721
Pandora Media, Inc.*	31,200	556,296
Rackspace Hosting, Inc.*(a)	58,400	2,733,704
Shutterstock, Inc.*(a)	10,500	725,550
SPS Commerce, Inc.*	6,000	339,780
Tencent Holdings Ltd. (China)	373,300	5,401,252
Twitter, Inc.*	43,700	1,567,519
VeriSign, Inc.*(a)	147,000	8,379,000

		172,887,537

IT Services — 1.4%
Accenture PLC (Class A Stock)	158,600	14,164,566
Automatic Data Processing, Inc.	159,800	13,322,526
Blackhawk Network Holdings, Inc.*(a)	21,700	841,960
Cognizant Technology Solutions Corp. (Class A Stock)*	137,900	7,261,814
CoreLogic, Inc.*	24,700	780,273
Fidelity National Information Services, Inc.	155,100	9,647,220
Global Payments, Inc.	19,400	1,566,162
International Business Machines Corp.	155,550	24,956,442
Jack Henry & Associates, Inc.	16,310	1,013,503
MasterCard, Inc. (Class A Stock)	334,700	28,837,752
Vantiv, Inc. (Class A Stock)*	19,600	664,832
Visa, Inc. (Class A Stock)(a)	214,900	56,346,780

		159,403,830

Leisure Products — 0.1%
Mattel, Inc.	354,700	10,976,191

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	213,100	8,724,314
Illumina, Inc.*	10,800	1,993,464
Mettler-Toledo International, Inc.*	4,200	1,270,332
Thermo Fisher Scientific, Inc.	122,100	15,297,909

		27,286,019

Machinery — 0.5%
Actuant Corp. (Class A Stock)	32,600	888,024
Caterpillar, Inc.	71,500	6,544,395
Chart Industries, Inc.*	8,600	294,120
CLARCOR, Inc.	24,700	1,646,008
EnPro Industries, Inc.*(a)	22,600	1,418,376
Flowserve Corp.	278,800	16,680,604
Furukawa Co. Ltd. (Japan)	64,000	109,883

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Graco, Inc.	14,000	$1,122,520
Greenbrier Companies, Inc. (The)(a)	19,400	1,042,362
Harsco Corp.	82,900	1,565,981
Hillenbrand, Inc.	5,000	172,500
Ingersoll-Rand PLC	42,620	2,701,682
John Bean Technologies Corp.	44,524	1,463,059
Manitowoc Co., Inc. (The)	19,300	426,530
Pall Corp.	30,200	3,056,542
Pentair PLC (United Kingdom)	3,000	199,260
SPX Corp.	7,500	644,400
Stanley Black & Decker, Inc.	48,400	4,650,272
THK Co. Ltd. (Japan)	295,000	7,089,409
Trimas Corp.*	16,500	516,285
Valmont Industries, Inc.	6,600	838,200
Xylem, Inc.	15,900	605,313

		53,675,725

Marine — 0.1%
AP Moeller - Maersk A/S (Denmark) (Class B Stock)	5,066	10,076,031
Nippon Yusen KK (Japan)	226,000	638,339

		10,714,370

Media — 1.9%
Charter Communications, Inc. (Class A Stock)*	4,000	666,480
Comcast Corp. (Class A Stock)	453,400	26,301,734
CyberAgent, Inc. (Japan)	100,600	3,771,541
DIRECTV*	155,200	13,455,840
Discovery Communications, Inc. (Class C Stock)*(a)	278,200	9,380,904
DISH Network Corp. (Class A Stock)*	15,500	1,129,795
Eutelsat Communications SA (France)	330,128	10,676,251
Informa PLC (United Kingdom)	476,191	3,477,778
Liberty Global PLC (United Kingdom) (Class A Stock)*	208,169	10,451,125
Liberty Global PLC (United Kingdom) (Class C Stock)*	78,207	3,778,180
Liberty Media Corp. (Class A Stock)*	22,400	790,048
Liberty Media Corp. (Class C Stock)*	21,000	735,630
National CineMedia, Inc.	13,300	191,121
News Corp. (Class A Stock)*	530,000	8,315,700
Sky PLC (United Kingdom)	673,483	9,399,366
Time Warner Cable, Inc.	92,490	14,064,029
Twenty-First Century Fox, Inc. (Class A Stock)	742,500	28,515,713
Viacom, Inc. (Class B Stock)	200,800	15,110,200
Walt Disney Co. (The)	269,500	25,384,205
WPP PLC (United Kingdom)	1,127,760	23,448,052

		209,043,692

Metals & Mining — 1.2%
A.M. Castle & Co.*(a)	14,600	116,508
Acerinox SA (Spain)	352,020	5,310,858
Agnico-Eagle Mines Ltd. (Canada)	93,700	2,332,419
Alcoa, Inc.	480,200	7,582,358
Allegheny Technologies, Inc.	16,200	563,274
Alrosa AO (Russia)*	654,297	664,843
Anglo American PLC (United Kingdom)	41,556	768,973
AngloGold Ashanti Ltd. (South Africa)*	87,176	761,274

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Antofagasta PLC (United Kingdom)	255,484	$2,976,898
APERAM (Luxembourg)*	11,392	334,300
ArcelorMittal SA (Luxembourg), (AEX)	124,961	1,369,063
ArcelorMittal SA (Luxembourg), (NYSE)	7,500	82,725
BHP Billiton Ltd. (Australia)	578,467	13,676,486
BHP Billiton PLC (Australia)	638,915	13,692,835
Carpenter Technology Corp.(a)	27,200	1,339,600
Centamin PLC (Egypt)	876,966	805,220
Cia de Minas Buenaventura SA (Peru), ADR	170,000	1,625,200
Commercial Metals Co.	46,100	750,969
Constellium NV (Netherlands) (Class A Stock)*	35,200	578,336
Daido Steel Co. Ltd. (Japan)	122,000	460,788
Dowa Holdings Co. Ltd. (Japan)	56,000	444,921
Eldorado Gold Corp. (Canada)	308,600	1,880,606
First Quantum Minerals Ltd. (Canada)	71,900	1,021,750
Franco-Nevada Corp. (Canada)	128,100	6,305,349
Freeport-McMoRan, Inc.	198,890	4,646,070
Fresnillo PLC (Mexico)	210,914	2,506,704
Glencore PLC (Switzerland)*	600,777	2,773,090
Goldcorp, Inc. (Canada)	125,500	2,324,260
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	411,800	1,195,172
Haynes International, Inc.	14,400	698,400
Hindalco Industries Ltd. (India)	204,202	506,384
Hitachi Metals Ltd. (Japan)	42,000	713,617
Horsehead Holding Corp.*	9,200	145,636
JFE Holdings, Inc. (Japan)	53,700	1,197,558
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	241,000	411,346
Korea Zinc Co. Ltd. (South Korea)*	1,943	710,199
Mitsubishi Materials Corp. (Japan)	109,000	361,599
MMC Norilsk Nickel OJSC (Russia), ADR	75,663	1,045,670
Nisshin Steel Co. Ltd. (Japan)	44,500	424,270
Nucor Corp.	133,200	6,533,460
Orocobre Ltd. (Australia)*	100,995	228,249
Osisko Gold Royalties Ltd. (Canada)	97,640	1,376,608
Outokumpu OYJ (Finland)*	2,727	15,607
Petra Diamonds Ltd. (United Kingdom)*	801,069	2,405,006
Platinum Group Metals Ltd. (Canada)*(a)	841,300	398,274
POSCO (South Korea)	6,104	1,537,566
Randgold Resources Ltd. (United Kingdom)	43,664	2,964,357
Rio Tinto Ltd. (United Kingdom)	164,143	7,695,175
Rio Tinto PLC (United Kingdom)	98,927	4,560,253
Royal Gold, Inc.	15,900	996,930
RTI International Metals, Inc.*	16,600	419,316
Ryerson Holding Corp.*	11,823	117,402
Silver Wheaton Corp. (Canada)	158,600	3,224,612
Southern Copper Corp.	74,260	2,094,132
Steel Dynamics, Inc.	95,600	1,887,144
Stillwater Mining Co.*(a)	72,490	1,068,503
ThyssenKrupp AG (Germany)*	39,217	999,010
Toho Titanium Co. Ltd. (Japan)*	14,000	91,035
UACJ Corp. (Japan)	187,000	476,769
United States Steel Corp.(a)	56,300	1,505,462
Usinas Siderurgicas de Minas Gerais SA (Brazil)*	238,900	1,105,436
Vale SA (Brazil), ADR(a)	121,900	997,142
Voestalpine AG (Austria)	17,441	689,149

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Worthington Industries, Inc.	30,800	$926,772

		129,418,897

Multiline Retail — 0.4%
Dollar General Corp.*	95,600	6,758,920
Dollar Tree, Inc.*	39,600	2,787,048
Kohl’s Corp.	141,300	8,624,952
Lojas Renner SA (Brazil)	155,400	4,470,483
Macy’s, Inc.	94,500	6,213,375
Marks & Spencer Group PLC (United Kingdom)	1,045,648	7,742,409
Target Corp.	102,500	7,780,775

		44,377,962

Multi-Utilities — 0.7%
CenterPoint Energy, Inc.	12,900	302,247
CMS Energy Corp.	293,100	10,185,225
E.ON SE (Germany)	474,263	8,105,977
GDF Suez (France)	517,255	12,061,920
National Grid PLC (United Kingdom)	1,034,238	14,675,128
NiSource, Inc.	455,000	19,301,100
PG&E Corp.	226,100	12,037,564

		76,669,161

Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp.	217,060	17,907,450
Apache Corp.	255,200	15,993,384
Beach Energy Ltd. (Australia)	3,538,418	3,000,420
BG Group PLC (United Kingdom)	21,703	290,424
Bonanza Creek Energy, Inc.*	4,500	108,000
California Resources Corp.*	290,460	1,600,435
Canadian Natural Resources Ltd. (Canada)	257,600	7,954,688
Cheniere Energy, Inc.*	1,800	126,720
Chesapeake Energy Corp.	153,400	3,002,038
Chevron Corp.	236,822	26,566,692
Cimarex Energy Co.	69,121	7,326,826
Cloud Peak Energy, Inc.*(a)	90,500	830,790
Concho Resources, Inc.*	62,400	6,224,400
ConocoPhillips	77,400	5,345,244
CONSOL Energy, Inc.	91,700	3,100,377
Continental Resources, Inc.*(a)	63,000	2,416,680
Delek US Holdings, Inc.	22,500	613,800
Diamondback Energy, Inc.*	25,200	1,506,456
Eclipse Resources Corp.*(a)	8,200	57,646
Eni SpA (Italy)	560,532	9,818,580
EOG Resources, Inc.	120,000	11,048,400
EQT Corp.	98,700	7,471,590
Exterran Holdings, Inc.	47,700	1,554,066
Exxon Mobil Corp.	1,035,512	95,733,084
Hess Corp.	185,700	13,708,374
Hollyfrontier Corp.	25,860	969,233
Marathon Oil Corp.	19,400	548,826
Marathon Petroleum Corp.	85,500	7,717,230
Matador Resources Co.*	43,400	877,982
Northern Oil and Gas, Inc.*(a)	97,700	552,005
NuVista Energy Ltd. (Canada)*	36,600	233,436
Oasis Petroleum, Inc.*(a)	9,500	157,130
Occidental Petroleum Corp.	125,500	10,116,555
PDC Energy, Inc.*	12,800	528,256
Phillips 66	162,250	11,633,325

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	69,900	$10,404,615
Premier Oil PLC (United Kingdom)	92,668	239,682
Range Resources Corp.	117,400	6,275,030
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	422,100	29,361,276
Royal Dutch Shell PLC (Netherlands), ADR	124,400	8,328,580
Salamander Energy PLC (United Kingdom)*	181,798	184,178
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	298,000	4,486,159
SM Energy Co.	31,000	1,195,980
Spectra Energy Corp.	272,200	9,880,860
Statoil ASA (Norway)	682,549	12,017,528
Suncor Energy, Inc. (Canada)	3,600	114,408
Total SA (France), ADR	2,200	112,640
Vermilion Energy, Inc. (Canada)	6,700	328,714
Whiting Petroleum Corp.*	34,500	1,138,500
Woodside Petroleum Ltd. (Australia)	7,606	235,233
WPX Energy, Inc.*	343,200	3,991,416

		364,935,341

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	19,262	1,320,410
International Paper Co.	179,400	9,612,252
KapStone Paper and Packaging Corp.	16,400	480,684
Schweitzer-Mauduit International, Inc.	7,500	317,250
West Fraser Timber Co. Ltd. (Canada)	5,100	291,786

		12,022,382

Personal Products — 0.2%
Avon Products, Inc.	594,200	5,579,538
Estee Lauder Cos., Inc. (The) (Class A Stock)	87,600	6,675,120
L’Oreal SA (France)	91,056	15,240,252

		27,494,910

Pharmaceuticals — 3.4%
AbbVie, Inc.	487,800	31,921,632
Actavis PLC*	84,500	21,751,145
Allergan, Inc.	109,700	23,321,123
Astellas Pharma, Inc. (Japan)	939,100	13,074,248
Bayer AG (Germany)	242,368	33,036,894
Bristol-Myers Squibb Co.	205,400	12,124,762
Eli Lilly & Co.	332,300	22,925,377
GlaxoSmithKline PLC (United Kingdom) ADR	484,800	20,720,352
Johnson & Johnson	525,746	54,977,259
Mallinckrodt PLC*	27,100	2,683,713
Medicines Co. (The)*	27,400	758,158
Merck & Co., Inc.	607,489	34,499,300
Novartis AG (Switzerland)	348,943	32,362,187
Pacira Pharmaceuticals, Inc.*	9,500	842,270
Perrigo Co. PLC	28,400	4,747,344
Pfizer, Inc.	762,474	23,751,065
Roche Holding AG (Switzerland)	74,311	20,133,987
Takeda Pharmaceutical Co. Ltd. (Japan)	259,300	10,734,451
Zoetis, Inc.	218,900	9,419,267

		373,784,534

Professional Services — 0.2%
Advisory Board Co. (The)*	17,660	864,987
Equifax, Inc.	106,600	8,620,742

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
IHS, Inc. (Class A Stock)*	9,100	$1,036,308
ManpowerGroup, Inc.	21,900	1,492,923
Navigant Consulting, Inc.*	30,000	461,100
Recruit Holdings Co. Ltd. (Japan)*	168,300	4,833,461
Verisk Analytics, Inc. (Class A Stock)*	23,900	1,530,795

		18,840,316

Real Estate Investment Trusts (REITs) — 2.1%
Acadia Realty Trust	31,500	1,008,945
Alexandria Real Estate Equities, Inc.	13,400	1,189,116
American Campus Communities, Inc.	23,000	951,280
American Tower Corp.	131,235	12,972,580
AvalonBay Communities, Inc.	112,000	18,299,680
Boston Properties, Inc.	25,000	3,217,250
Brookfield Canada Office Properties (Canada)	47,400	1,099,935
Camden Property Trust	26,300	1,941,992
Canadian Real Estate Investment Trust (Canada)	11,900	469,014
CapitaMall Trust (Singapore)	422,000	647,927
CBL & Associates Properties, Inc.	69,800	1,355,516
Charter Hall Retail REIT (Australia)	270,834	905,943
Concentradora Fibra Danhos SA de CV (Mexico)(a)	162,500	400,144
Crown Castle International Corp.	121,994	9,600,928
DCT Industrial Trust, Inc.	33,075	1,179,455
Derwent London PLC (United Kingdom)	18,386	858,329
Digital Realty Trust, Inc.	23,300	1,544,790
Douglas Emmett, Inc.	95,700	2,717,880
Duke Realty Corp.	64,200	1,296,840
EastGroup Properties, Inc.	23,800	1,507,016
Equity Residential	46,300	3,326,192
Essex Property Trust, Inc.	18,509	3,823,959
Federal Realty Investment Trust	87,000	11,611,020
Frontier Real Estate Investment Corp. (Japan)	60	274,912
Gecina SA (France)	7,158	893,591
General Growth Properties, Inc.	290,300	8,166,139
GLP J-Reit (Japan)	343	382,065
Great Portland Estates PLC (United Kingdom)	41,757	476,346
Hammerson PLC (United Kingdom)	67,704	634,043
Hatteras Financial Corp.	47,000	866,210
Healthcare Realty Trust, Inc.	34,300	937,076
Highwoods Properties, Inc.	25,100	1,111,428
Host Hotels & Resorts, Inc.	49,900	1,186,123
Iron Mountain, Inc.	171,038	6,612,329
Kilroy Realty Corp.	30,200	2,085,914
Kimco Realty Corp.	98,800	2,483,832
Land Securities Group PLC (United Kingdom)	28,645	514,913
LaSalle Hotel Properties	30,900	1,250,523
Macerich Co. (The)	50,300	4,195,523
Mapletree Industrial Trust (Singapore)	688,000	769,786
Nippon Accommodations Fund, Inc. (Japan)	328	1,296,881
Nippon Prologis REIT, Inc. (Japan), REIT	225	488,532
Novion Property Group (Australia)	499,068	857,809
Pebblebrook Hotel Trust	20,500	935,415
Plum Creek Timber Co., Inc.	20,000	855,800
Post Properties, Inc.	4,200	246,834

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
ProLogis, Inc.	98,000	$4,216,940
PS Business Parks, Inc.	8,300	660,182
Public Storage	41,958	7,755,936
Redwood Trust, Inc.(a)	44,800	882,560
Regency Centers Corp.	67,200	4,286,016
RLJ Lodging Trust	14,530	487,191
Saul Centers, Inc.	9,100	520,429
Scentre Group (Australia)*	2,409,501	6,826,535
Shaftesbury PLC (United Kingdom)	117,409	1,420,774
Simon Property Group, Inc.	171,161	31,170,130
SL Green Realty Corp.	67,118	7,988,384
Stockland (Australia)	186,320	622,660
Strategic Hotels & Resorts, Inc.*	82,000	1,084,860
Taubman Centers, Inc.	26,600	2,032,772
Terreno Realty Corp.	43,500	897,405
Unibail-Rodamco SE (France)	37,875	9,716,312
Urstadt Biddle Properties, Inc. (Class A Stock)	13,850	303,038
Vornado Realty Trust	142,900	16,820,759
Washington Real Estate Investment Trust	32,500	898,950
Weingarten Realty Investors	70,230	2,452,432
Weyerhaeuser Co.	211,946	7,606,742

		228,098,762

Real Estate Management & Development — 0.2%
Alexander & Baldwin, Inc.	30,400	1,193,504
BR Malls Participacoes SA (Brazil)	28,700	177,391
Deutsche Euroshop AG (Germany)	8,535	372,769
Hang Lung Properties Ltd. (Hong Kong)	360,000	1,004,295
Hongkong Land Holdings Ltd. (Hong Kong)	192,000	1,290,240
Howard Hughes Corp. (The)*	6,800	886,856
Hufvudstaden AB (Sweden) (Class A Stock)	36,722	476,538
Hysan Development Co. Ltd. (Hong Kong)	45,000	199,710
Iguatemi Empresa de Shopping Centers SA (Brazil)	21,300	197,118
Inmobiliaria Colonial SA (Spain)*	210,012	138,706
Kerry Properties Ltd. (Hong Kong)	1,046,500	3,775,236
Mitsubishi Estate Co. Ltd. (Japan)	98,000	2,064,946
Mitsui Fudosan Co. Ltd. (Japan)	186,000	4,987,694
PSP Swiss Property AG (Switzerland)*	11,018	948,243
St. Joe Co. (The)*(a)	30,700	564,573
Sun Hung Kai Properties Ltd. (Hong Kong)	86,166	1,305,454
Wharf Holdings Ltd. (The) (Hong Kong)	141,000	1,012,252

		20,595,525

Road & Rail — 0.2%
Canadian Pacific Railway Ltd. (Canada)	33,130	6,383,820
Central Japan Railway Co. (Japan)	88,700	13,294,031
J.B. Hunt Transport Services, Inc.	15,800	1,331,150

		21,009,001

Semiconductors & Semiconductor Equipment — 1.2%
Advanced Energy Industries, Inc.*	50,200	1,189,740
Altera Corp.	303,400	11,207,596
Applied Materials, Inc.	1,166,300	29,064,196
ASML Holding NV (Netherlands) (SGMX)	80,499	8,697,736
ASML Holding NV (Netherlands) (XNGS)	59,600	6,426,668
Atmel Corp.*	577,500	4,848,113
Avago Technologies Ltd.	121,000	12,171,390
Broadcom Corp. (Class A Stock)	309,280	13,401,102

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Cree, Inc.*(a)	16,600	$534,852
CyberOptics Corp.*	9,400	90,334
Diodes, Inc.*	24,900	686,493
Intel Corp.	22,300	809,267
Kopin Corp.*	15,100	54,662
Lam Research Corp.	257,000	20,390,380
Maxim Integrated Products, Inc.	33,000	1,051,710
ON Semiconductor Corp.*	157,610	1,596,589
Semtech Corp.*	41,610	1,147,188
Taiwan Semiconductor Manufacturing Co.
Ltd. (Taiwan)	3,483,749	15,347,557
Tokyo Electron Ltd. (Japan)	50,600	3,837,009

		132,552,582

Software — 1.5%
Autodesk, Inc.*	99,100	5,951,946
Cadence Design Systems, Inc.*(a)	40,400	766,388
CommVault Systems, Inc.*	12,900	666,801
Computer Modelling Group Ltd. (Canada)	10,000	102,772
FactSet Research Systems, Inc.(a)	10,000	1,407,500
FleetMatics Group PLC*(a)	25,400	901,446
Guidewire Software, Inc.*(a)	11,400	577,182
Informatica Corp.*	27,400	1,044,899
Interactive Intelligence Group, Inc.*	17,200	823,880
Microsoft Corp.	1,783,100	82,824,995
NetSuite, Inc.*(a)	9,270	1,012,006
Oracle Corp.	524,200	23,573,274
Proofpoint, Inc.*(a)	32,100	1,548,183
Red Hat, Inc.*	380,780	26,327,129
salesforce.com, inc.*	274,000	16,250,940
ServiceNow, Inc.*(a)	17,200	1,167,020
Tangoe, Inc.*	45,380	591,301
VMware, Inc. (Class A Stock)*	54,100	4,464,332

		170,001,994

Specialty Retail — 1.1%
Advance Auto Parts, Inc.	11,000	1,752,080
American Eagle Outfitters, Inc.(a)	86,000	1,193,680
AutoZone, Inc.*(a)	13,200	8,172,252
CarMax, Inc.*(a)	286,600	19,081,828
Chico’s FAS, Inc.	59,500	964,495
Dick’s Sporting Goods, Inc.	23,200	1,151,880
DSW, Inc. (Class A Stock)	24,200	902,660
Five Below, Inc.*(a)	19,500	796,185
Home Depot, Inc. (The)	216,900	22,767,993
Kingfisher PLC (United Kingdom)	1,949,827	10,307,078
L Brands, Inc.	164,300	14,220,165
Lowe’s Cos., Inc.	257,600	17,722,880
Lumber Liquidators Holdings, Inc.*(a)	6,700	444,277
Monro Muffler Brake, Inc.(a)	14,800	855,440
Murphy USA, Inc.*	2,400	165,264
Ross Stores, Inc.	127,800	12,046,428
Tractor Supply Co.	23,200	1,828,624
World Duty Free SpA (Italy)*	559,341	5,370,259

		119,743,468

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	1,223,800	135,083,044
Canon, Inc. (Japan)	142,550	4,530,775
EMC Corp.	169,500	5,040,930

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd. (South Korea)	5,228	$6,285,334
SanDisk Corp.	54,200	5,310,516
Seagate Technology PLC (Ireland)	157,600	10,480,400
Wacom Co. Ltd. (Japan)(a)	405,300	1,564,884
Western Digital Corp.	192,100	21,265,470

		189,561,353

Textiles, Apparel & Luxury Goods — 0.6%
Cie Financiere Richemont SA (Switzerland)	141,131	12,512,481
Culp, Inc.	51,600	1,118,688
Deckers Outdoor Corp.*	11,500	1,046,960
Hanesbrands, Inc.	54,700	6,105,614
Kering (France)	60,274	11,582,918
Michael Kors Holdings Ltd.*	70,900	5,324,590
Moncler SpA (Italy)	348,760	4,660,033
NIKE, Inc. (Class B Stock)	180,700	17,374,305
Quiksilver, Inc.*(a)	157,100	347,191
Samsonite International SA	1,864,500	5,530,037
Tumi Holdings, Inc.*(a)	45,900	1,089,207
Under Armour, Inc. (Class A Stock)*(a)	56,800	3,856,720
Wolverine World Wide, Inc.	33,100	975,457

		71,524,201

Thrifts & Mortgage Finance
Capitol Federal Financial, Inc.	137,400	1,755,972
Essa Bancorp, Inc.	50,900	610,800
First Defiance Financial Corp.	25,272	860,764
Nationstar Mortgage Holdings, Inc.*(a)	26,400	744,216
Pennymac Financial Services, Inc. (Class A Stock)*	15,000	259,500

		4,231,252

Tobacco — 0.4%
Altria Group, Inc.	95,700	4,715,139
Philip Morris International, Inc.	460,700	37,524,015

		42,239,154

Trading Companies & Distributors — 0.2%
Mitsubishi Corp. (Japan)	502,000	9,186,663
Mitsui & Co. Ltd. (Japan)	231,100	3,095,153
Sumitomo Corp. (Japan)	764,700	7,853,995

		20,135,811

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	323,800	7,181,884
SBA Communications Corp. (Class A Stock)*	16,700	1,849,692
Softbank Corp. (Japan)	141,100	8,398,737
T-Mobile US, Inc.*	508,300	13,693,602
Vodafone Group PLC (United Kingdom), ADR	427,004	14,590,727

		45,714,642

TOTAL COMMON STOCKS (cost $4,854,722,447)		5,928,811,480

PREFERRED STOCKS — 0.3%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom)*	56,835,630	88,584

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Automobiles — 0.2%
Volkswagen AG (Germany) (PRFC)	95,678	$21,265,002

Consumer Finance
Ally Financial, Inc., 7.000%	1,325	1,331,087

Metals & Mining
Arcelormittal SA (Luxembourg), 6.000%	28,952	500,870
Bradespar SA (Brazil) (PRFC),	49,500	266,289
Vale SA (Brazil) (PRFC), ADR	22,500	163,350

		930,509

Oil, Gas & Consumable Fuels
Penn Virginia Corp., 6.000%*	5,187	341,694

Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp., 5.250%*	25,438	2,924,352
Crown Castle International Corp., 4.500%	8,900	916,611

		3,840,963

Wireless Telecommunication Services
T-Mobile USA, Inc., 5.500%*	3,076	162,997

TOTAL PREFERRED STOCKS (cost $26,582,073)		27,960,836

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 2.1%
Non-Residential Mortgage-Backed Securities — 2.0%
Ally Auto Receivables Trust, Series 2012-A, Class D, 144A
3.150%	10/15/18	1,410	1,443,985
Ally Master Owner Trust, Series 2012-5, Class A
1.540%	09/15/19	3,765	3,736,552
Series 2014-1, Class A2
1.290%	01/15/19	3,165	3,152,732
American Express Credit Account Master Trust, Series 2012-5, Class C, 144A
1.070%	05/15/18	700	701,940
Series 2013-1, Class A
0.581%(c)	02/16/21	2,440	2,449,938
AmeriCredit Automobile Receivables Trust, Series 2012-5, Class C
1.690%	11/08/18	710	711,915
Series 2013-2, Class D
2.420%	05/08/19	5,835	5,819,998
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A
1.920%	09/20/19	3,860	3,819,748
Series 2013-2A, Class A, 144A
2.970%	02/20/20	2,150	2,204,285
Series 2014-1A, Class A, 144A
2.460%	07/20/20	6,350	6,369,806
Cabela’s Master Credit Card Trust, Series 2012-1A, Class A1, 144A
1.630%	02/18/20	2,438	2,450,561
Capital Auto Receivables Asset Trust, Series 2013-1, Class B
1.290%	04/20/18	5,945	5,928,449
Series 2013-1, Class C
1.740%	10/22/18	240	240,794

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2013-3, Class A3
1.310%	12/20/17	3,005	$3,018,372
Series 2013-4, Class A3
1.090%	03/20/18	5,895	5,894,440
Series 2014-1, Class C
2.840%	04/22/19	595	603,720
Series 2014-2, Class A4
1.620%	10/22/18	5,765	5,788,907
CarMax Auto Owner Trust, Series 2012-1, Class A4
1.250%	06/15/17	1,565	1,571,640
Series 2012-3, Class D
2.290%	04/15/19	995	1,008,044
Series 2013-2, Class C
1.610%	03/15/19	1,225	1,214,085
Series 2013-3, Class A3
0.970%	04/16/18	2,240	2,244,724
Series 2013-3, Class A4
1.490%	01/15/19	5,800	5,806,827
Series 2014-1, Class B
1.690%	08/15/19	495	490,664
Series 2014-1, Class C
1.930%	11/15/19	705	699,626
CCG Receivables Trust, Series 2014-1, Class A2, 144A
1.060%	11/15/21	2,630	2,626,586
Chase Issuance Trust, Series 2013-A8, Class A8
1.010%	10/15/18	2,980	2,979,943
Series 2014-A5, Class A5
0.531%(c)	04/15/21	4,030	4,016,649
Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2
0.447%(c)	05/24/18	5,845	5,835,818
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 144A
4.474%	03/20/43	6,665	6,759,033
CNH Equipment Trust, Series 2012-D, Class B
1.270%	05/15/20	2,075	2,075,284
CNH Wholesale Master Note Trust, Series 2013-2A, Class A, 144A
0.761%(c)	08/15/19	3,025	3,031,740
Diamond Resorts Owner Trust, Series 2013-2, Class A, 144A
2.270%	05/20/26	2,322	2,337,274
Series 2014-1, Class A, 144A
2.540%	05/20/27	6,753	6,731,428
Discover Card Execution Note Trust, Series 2014-A5, Class A
1.390%	04/15/20	5,675	5,663,151
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2, 144A
5.216%	01/25/42	6,266	6,569,117
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class A, 144A
2.530%	02/25/27	2,592	2,573,276

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A
1.060%	03/20/19	2,084	$2,088,448
Series 2014-1, Class A2, 144A
0.870%	09/20/19	2,077	2,076,312
Exeter Automobile Receivables Trust, Series 2014-2A, Class A, 144A
1.060%	08/15/18	868	866,815
Ford Credit Auto Lease Trust, Series 2012-B, Class B, 144A
1.100%	12/15/15	505	505,598
Series 2012-B, Class C, 144A
1.500%	03/15/17	625	626,392
Ford Credit Auto Owner Trust, Series 2013-B, Class C
1.320%	01/15/19	2,670	2,668,657
Ford Credit Auto Owner Trust/Ford Credit 2014-REV1, Series 2014-1, Class A, 144A
2.260%	11/15/25	2,430	2,442,971
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A
1.920%	01/15/19	1,945	1,966,354
Series 2012-5, Class A
1.490%	09/15/19	3,695	3,674,762
Series 2013-1, Class C
1.370%	01/15/18	880	881,976
Series 2013-1, Class D
1.820%	01/15/18	380	382,284
GE Capital Credit Card Master Note Trust, Series 2012-2, Class A
2.220%	01/15/22	2,515	2,513,119
Series 2012-6, Class B
1.830%	08/17/20	4,900	4,906,791
GE Equipment Small Ticket LLC, Series 2013-1A, Class A3, 144A
1.020%	02/24/17	3,800	3,803,777
GreatAmerica Leasing Receivables, Series 2014-1, Class A3, 144A
0.890%	07/15/17	2,635	2,633,775
Hilton Grand Vacations Trust 2014-A, Series 2014-AA, Class A, 144A
1.770%	11/25/26	3,324	3,289,402
HOA Funding LLC, Series 2014-1A, Class A2, 144A
4.846%	08/20/44	3,383	3,316,686
Honda Auto Receivables 2013-4 Owner Trust, Series 2013-4, Class A4
1.040%	02/18/20	1,915	1,915,799
Huntington Auto Trust, Series 2011-1A, Class B, 144A
1.840%	01/17/17	120	120,771
Series 2011-1A, Class C, 144A
2.530%	03/15/17	575	580,828
Series 2012-1, Class A4
1.180%	06/15/17	2,465	2,474,365
Hyundai Auto Receivables Trust, Series 2012-A, Class A4
0.950%	12/15/16	1,975	1,978,803

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Invitation Homes Trust, Series 2013-SFR1, Class A, 144A
1.400%(c)	12/17/30	4,378	$4,357,144
Series 2014-SFR1, Class A, 144A
1.162%(c)	06/17/31	2,790	2,753,175
Kubota Credit Owner Trust 2014-1, Series 2014-1A, Class A4, 144A
1.670%	07/15/20	1,865	1,858,818
Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A4
0.720%	12/17/18	1,915	1,915,754
Series 2013-B, Class A4
0.760%	07/15/19	2,910	2,910,093
MMAF Equipment Finance LLC, Series 2014-AA, Class A4, 144A
1.590%	02/08/22	2,850	2,819,003
MVW Owner Trust, Series 2013-1A, Class A, 144A
2.150%	04/22/30	538	537,834
Series 2014-1A, Class A, 144A
2.250%	10/20/24	936	929,073
Navistar Financial Dealer Note Master Trust, Series 2013-2, Class A, 144A
0.850%(c)	09/25/18	2,940	2,942,925
Nissan Auto Lease Trust, Series 2013-B, Class A3
0.750%	06/15/16	1,295	1,296,013
Nissan Auto Receivables Owner Trust, Series 2013-B, Class A3
0.840%	11/15/17	1,960	1,961,882
Nordstrom Credit Card Master Note Trust II, Series 2011-1A, Class A, 144A
2.280%	11/15/19	3,890	3,947,992
Sierra Receivables Funding Co. LLC, Series 2013-1A, Class A, 144A
1.590%	11/20/29	895	893,024
Series 2013-2A, Class A, 144A
2.280%	11/20/25	1,456	1,467,622
Series 2013-3A, Class A, 144A
2.200%	10/20/30	1,802	1,791,324
Series 2014-1A, Class A, 144A
2.070%	03/20/30	2,767	2,780,523
Series 2014-2A, Class A, 144A
2.050%	06/20/31	2,804	2,815,990
SMART Trust (Australia), Series 2012-2US, Class A4A, 144A
2.060%	03/14/18	5,785	5,836,685
Series 2012-4US, Class A4A
1.250%	08/14/18	995	987,858
Series 2013-1US, Class A4A
1.050%	10/14/18	490	488,186
Series 2013-2US, Class A4A
1.180%	02/14/19	660	653,466
Series 2014-1US, Class A4A
1.680%	12/14/19	2,685	2,677,756
Synchrony Credit Card Master Note Trust, Series 2013-1, Class B
1.690%	03/15/21	5,785	5,720,871
Series 2014-1, Class B

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
1.810%	11/15/20	2,880	$2,874,053
Series 2014-1, Class C
1.910%	11/15/20	1,380	1,377,090
Wheels SPV LLC, Series 2012-1, Class A3, 144A
1.530%	03/20/21	625	627,768
World Omni Auto Receivables Trust, Series 2011-B, Class A3
0.960%	08/15/16	173	173,414
Series 2012-A, Class B
1.490%	05/15/19	2,415	2,428,094
World Omni Automobile Lease Securitization Trust, Series 2014-A, Class B
1.650%	04/15/20	2,050	2,052,415

			228,161,581

Residential Mortgage-Backed Securities — 0.1%
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 1M1
5.599%	09/25/31	12	11,938
Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M2
1.775%(c)	01/25/34	451	421,499
GSAA Home Equity Trust, Series 2005-8, Class A3
0.600%(c)	06/25/35	3,892	3,652,293
Series 2005-MTR1, Class A4
0.540%(c)	10/25/35	2,505	2,399,653
Terwin Mortgage Trust, Series 2005-14HE, Class AF2
4.849%(c)	08/25/36	309	318,202

			6,803,585

TOTAL ASSET-BACKED SECURITIES (cost $234,736,768)			234,965,166

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.8%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM
5.838%(c)	07/10/44	9,118	9,420,013
Series 2006-5, Class AM
5.448%	09/10/47	8,830	9,251,553
Series 2007-4, Class A4
5.754%(c)	02/10/51	1,520	1,657,070
Series 2007-4, Class AM
5.821%(c)	02/10/51	3,315	3,604,834
Series 2007-5, Class A4
5.492%	02/10/51	5,363	5,723,744
Series 2008-1, Class A4
6.245%(c)	02/10/51	4,801	5,299,372
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class AS
4.026%	05/10/47	6,630	6,964,696
Series 2014-GC25, Class A4
3.635%	10/10/47	3,250	3,381,550
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM
5.766%(c)	05/15/46	1,025	1,107,505

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Series 2006-C7, Class AM
5.781%(c)	06/10/46	1,285	$1,357,358
Series 2014-CR15, Class C
4.767%(c)	02/10/47	2,070	2,205,086
Series 2014-CR20, Class A4
3.590%	11/10/47	1,860	1,934,567
Series 2014-CR21, Class A3
3.390%	12/10/47	15,365	15,857,828
Series 2014-TWC, Class A, 144A
1.004%(c)	02/13/32	1,950	1,942,980
Series 2014-UBS2, Class C
4.983%(c)	03/10/47	2,270	2,427,928
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4
5.306%	12/10/46	4,358	4,616,449
Series 2012-CR3, Class A3
2.822%	10/15/45	950	950,833
Series 2014-UBS6, Class A5
3.644%	12/10/47	5,330	5,552,853
Commercial Mortgage Trust, Series 2007-GG9, Class AM
5.475%	03/10/39	3,520	3,688,126
Series 2007-GG9, Class AMFX
5.475%	03/10/39	5,160	5,449,373
Credit Suisse Mortgage Trust, 2014-Ice, Class A, 144A
0.955%(c)	04/15/16	1,065	1,063,133
FREMF Mortgage Trust, Series 2014-K41, Class B
3.830%	10/25/24	2,670	2,577,776
GMAC Commercial Mortgage Securities, Inc.,Trust, Series 2006-C1, Class AM
5.290%(c)	11/10/45	2,225	2,289,104
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
5.819%(c)	07/10/38	1,709	1,786,815
GS Mortgage Securities, Series 2014-GS20, Class B
4.529%	04/10/47	1,770	1,872,580
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.552%(c)	04/10/38	1,815	1,862,484
Series 2012-GCJ9, Class A3
2.773%	11/10/45	1,910	1,898,777
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4
5.814%(c)	06/12/43	1,223	1,282,598
Series 2007-C1, Class A4
5.716%	02/15/51	2,933	3,154,221
Series 2007-CB18, Class A4
5.440%	06/12/47	2,846	3,026,410
Series 2007-CB19, Class A4
5.698%(c)	02/12/49	6,920	7,424,137
Series 2007-CB20, Class A4
5.794%(c)	02/12/51	1,685	1,825,950
Series 2007-LD12, Class A4
5.882%(c)	02/15/51	8,688	9,404,178

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-C8, Class A3
2.829%	10/15/45	2,455	$2,449,820
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AJ
5.480%(c)	05/15/45	545	571,104
Series 2007-CB19, Class AM
5.698%(c)	02/12/49	7,570	7,993,208
Series 2007-LD12, Class AM
6.011%(c)	02/15/51	7,100	7,735,351
Series 2013-LC11, Class A5
2.960%	04/15/46	2,530	2,540,272
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A5
3.639%	11/15/47	895	936,283
Series 2014-C25, Class A5
3.672%	11/15/47	3,490	3,645,605
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4
5.833%(c)	06/15/38	2,324	2,441,236
Series 2006-C7, Class A3
5.347%	11/15/38	861	915,732
Series 2007-C2, Class AM
5.493%(c)	02/15/40	2,845	2,998,408
Series 2007-C6, Class AM
6.114%(c)	07/15/40	2,710	2,937,781
Series 2008-C1, Class AM
6.154%(c)	04/15/41	1,490	1,643,190
Merrill Lynch Mortgage Trust, Series 2006-C2, Class AM
5.782%(c)	08/12/43	1,310	1,389,032
Series 2007-C1, Class A4
5.835%(c)	06/12/50	2,580	2,771,064
Series 2008-C1, Class A4
5.690%	02/12/51	2,966	3,226,822
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class B
4.565%(c)	04/15/47	1,070	1,134,314
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AJ
5.508%(c)	02/12/44	2,440	2,522,853
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class A3
5.558%(c)	03/15/45	1,717	1,777,288
Series 2007-C34, Class A3
5.678%	05/15/46	3,430	3,707,768
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A4
3.001%	05/15/45	3,150	3,169,631
Series 2014-C19, Class AS
4.271%	03/15/47	2,775	2,980,636
Series 2014-C19, Class B
4.723%(c)	03/15/47	680	739,564
Series 2014-C24, Class A5
3.609%	11/15/47	1,660	1,729,270

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $195,960,584)			193,818,113

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS — 12.0%
Aerospace & Defense — 0.1%
Accudyne Industries Borrower/Accudyne Industries LLC (Luxembourg), Gtd. Notes, 144A
7.750%	12/15/20		1,000	$945,000
Airbus Group Finance BV (France), Gtd. Notes, 144A
2.700%	04/17/23		3,240	3,196,885
Ducommun, Inc., Gtd. Notes
9.750%	07/15/18		525	561,750
Esterline Technologies Corp., Gtd. Notes
7.000%	08/01/20		125	131,250
Kratos Defense & Security Solutions, Inc., Sr. Sec’d. Notes
7.000%	05/15/19		225	191,250
Moog, Inc., Gtd. Notes, 144A
5.250%	12/01/22		350	354,375
Textron, Inc., Sr. Unsec’d. Notes
3.875%	03/01/25		865	866,523
4.300%	03/01/24		6,885	7,193,827
TransDigm, Inc., Gtd. Notes
6.500%	07/15/24	(a)	425	427,125

				13,867,985

Airlines — 0.3%
Air Canada (Canada), Gtd. Notes, 144A
7.750%	04/15/21		225	234,281
Allegiant Travel Co., Gtd. Notes
5.500%	07/15/19		875	890,313
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	01/15/27		2,671	2,717,393
American Airlines 2013-1 Class B Pass-Through Trust, Pass-Through Certificates, 144A
5.625%	01/15/21		132	134,554
American Airlines 2013-2 Class A Pass-Through Trust, Equipment Trust
4.950%	07/15/24		6,145	6,583,081
American Airlines 2014-1 Class B Pass-Through Trust, Equipment Trust
4.375%	04/01/24		530	537,950
American Airlines Group, Inc., Gtd. Notes, 144A
5.500%	10/01/19		850	864,875
Continental Airlines 2009-1 Class A Pass-Through Trust, Pass-Through Certificates
9.000%	07/08/16		313	344,818
Continental Airlines 2009-2 Class A Pass-Through Trust, Pass-Through Certificates
7.250%	11/10/19		179	206,680
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates
4.750%	01/12/21	(a)	228	243,021

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Airlines (continued)
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates
4.150%	04/11/24	(a)	2,890	$2,969,122
Delta Air Lines 2010-2 Class A Pass-Through Trust, Pass-Through Certificates
4.950%	05/23/19		315	337,474
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates
5.300%	04/15/19		126	136,966
United Airlines 2014-2 Class A Pass-Through Trust, Pass-Through Certificates
3.750%	03/03/28	(a)	6,415	6,463,113
United Airlines 2014-2 Class B Pass-Through Trust, Pass-Through Certificates
4.625%	03/03/24		155	151,900
United Continental Holdings, Inc., Gtd. Notes
6.000%	12/01/20		825	845,625
6.000%	07/15/26	(a)	2,100	2,021,250
6.000%	07/15/28		225	214,313
6.375%	06/01/18		625	660,937
US Airways 2012-2 Class A Pass-Through Trust, Pass-Through Certificates
4.625%	06/03/25	(a)	2,020	2,120,658
US Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
3.950%	11/15/25		2,112	2,153,898
US Airways Group, Inc., Gtd. Notes
6.125%	06/01/18		1,575	1,641,937

				32,474,159

Auto Components — 0.1%
Allison Transmission, Inc., Gtd. Notes, 144A
7.125%	05/15/19		550	575,437
American Axle & Manufacturing, Inc., Gtd. Notes
5.125%	02/15/19		250	255,000
6.250%	03/15/21	(a)	150	157,500
6.625%	10/15/22	(a)	625	662,500
Dana Holding Corp., Sr. Unsec’d. Notes
5.375%	09/15/21	(a)	825	849,750
Gestamp Funding Luxembourg SA (Spain), Sr. Sec’d. Notes, 144A
5.625%	05/31/20		575	580,750
Goodyear Tire & Rubber Co. (The) Gtd. Notes
6.500%	03/01/21		625	662,500
8.250%	08/15/20		350	371,000
8.750%	08/15/20		125	144,687
Lear Corp., Gtd. Notes
5.375%	03/15/24		1,200	1,227,000
MPG Holdco I, Inc., Gtd. Notes, 144A
7.375%	10/15/22	(a)	825	849,750

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Auto Components (continued)
Pittsburgh Glass Works LLC, Sr. Sec’d. Notes, 144A
8.000%	11/15/18			351	$370,305
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A
6.250%	11/15/19			325	334,750
6.875%	08/15/18			550	573,375

					7,614,304

Automobiles — 0.2%
Affinia Group, Inc., Gtd. Notes
7.750%	05/01/21			125	128,750
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes
8.000%	06/15/19			775	814,719
8.250%	06/15/21			4,200	4,651,500
Delphi Corp., Gtd. Notes
5.000%	02/15/23			5,195	5,545,559
Geely Automobile Holdings Ltd. (China), Gtd. Notes, 144A
5.250%	10/06/19			895	868,150
General Motors Co., Sr. Unsec’d. Notes
4.000%	04/01/25			4,060	4,070,150
5.200%	04/01/45	(a)		2,005	2,115,275
6.250%	10/02/43			2,770	3,309,042
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A
5.625%	02/01/23			1,175	1,236,687
Navistar International Corp., Gtd. Notes
8.250%	11/01/21	(a)		300	295,875
Penske Automotive Group, Inc., Gtd. Notes
5.750%	10/01/22	(a)		1,800	1,867,500

					24,903,207

Banks — 1.8%
Akbank TAS (Turkey), Sr. Unsec’d. Notes
5.000%	10/24/22			200	202,500
7.500%	02/05/18		TRY	500	196,042
Sr. Unsec’d. Notes, 144A
5.000%	10/24/22	(a)		510	516,375
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, RegS
5.375%	09/16/20			1,000	1,080,000
Banco do Estado do Rio Grande do Sul SA (Brazil), Sub. Notes, 144A
7.375%	02/02/22			1,170	1,189,469
Sub. Notes, RegS
7.375%	02/02/22			600	612,000
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A
3.875%	09/20/22			1,550	1,533,699
Bank of America Corp., Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
5.650%	05/01/18		3,700	$4,110,600
Sr. Unsec’d. Notes, MTN
2.000%	01/11/18	(a)	13,040	13,030,090
3.300%	01/11/23	(a)	5,270	5,270,406
Sub. Notes
6.110%	01/29/37		4,635	5,472,795
Sub. Notes, MTN
4.200%	08/26/24	(a)	2,835	2,888,085
Bank of Georgia JSC (Georgia), Sr. Unsec’d. Notes, 144A
7.750%	07/05/17		900	922,500
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A
2.350%	09/08/19	(a)	3,785	3,759,845
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes
2.500%	02/20/19		2,500	2,533,215
Sub. Notes
5.140%	10/14/20		5,015	5,393,577
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes
2.750%	11/08/19		3,455	3,433,890
BBVA Bancomer SA (Mexico), Sr. Unsec’d. Notes, 144A
4.375%	04/10/24		5,305	5,331,525
Sub. Notes, 144A
5.350%(c)	11/12/29		220	217,800
Sub. Notes, RegS
6.500%	03/10/21		750	812,175
BPCE SA (France), Sub. Notes, 144A
4.500%	03/15/25		4,575	4,470,356
5.150%	07/21/24		3,475	3,580,887
Branch Banking & Trust Co., Sub. Notes
3.800%	10/30/26	(a)	7,445	7,590,438
Consolidated Energy Finance SA (Trinidad & Tobago), Gtd. Notes, 144A
6.750%	10/15/19		930	909,075
Credit Agricole SA (France), Sr. Unsec’d. Notes, 144A
2.500%	04/15/19		6,470	6,544,450
Credit Suisse AG (Switzerland), Sub. Notes, 144A
6.500%	08/08/23	(a)	7,385	8,106,670
Export-Import Bank of India (India), Sr. Unsec’d. Notes, RegS
4.000%	01/14/23		875	875,236
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
2.375%	01/22/18	(a)	5,320	5,373,727
3.625%	01/22/23	(a)	3,885	3,934,036
5.750%	01/24/22	(a)	3,850	4,453,630
Sr. Unsec’d. Notes, MTN
7.500%	02/15/19	(a)	10,440	12,417,973
GTB Finance BV (Nigeria), Gtd. Notes, 144A
7.500%	05/19/16		400	400,000

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
ICICI Bank Ltd. (India), Jr. Sub. Notes, RegS
6.375%(c)	04/30/22		850	$873,375
Sr. Unsec’d. Notes, RegS
4.800%	05/22/19		1,000	1,066,851
Intesa Sanpaolo SpA (Italy), Gtd. Notes
3.125%	01/15/16		3,760	3,819,427
Itau Unibanco Holding SA (Brazil), Sub. Notes, RegS
5.650%	03/19/22	(a)	2,610	2,642,625
JPMorgan Chase & Co., Sr. Unsec’d. Notes
4.500%	01/24/22	(a)	12,660	13,821,580
KFW (Germany), Gov’t. Gtd. Notes, MTN
0.500%	04/19/16		3,971	3,970,921
Link Finance Cayman 2009 Ltd. (The) (Hong Kong), Gtd. Notes, MTN
3.600%	09/03/24		2,395	2,405,442
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A
6.500%	09/14/20	(a)	7,730	8,956,913
Nordea Bank AB (Sweden), Sub. Notes, 144A
4.875%	05/13/21		6,845	7,415,654
Popular, Inc. (Puerto Rico), Sr. Unsec’d. Notes
7.000%	07/01/19		615	615,000
Provident Funding Associates LP/PFG Finance Corp., Gtd. Notes, 144A
6.750%	06/15/21		1,425	1,382,250
Sr. Unsec’d. Notes, 144A
10.125%	02/15/19		1,250	1,312,500
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes
6.125%	01/11/21	(a)	6,815	8,030,667
Santander UK PLC (United Kingdom), Sub. Notes, 144A
5.000%	11/07/23		5,050	5,333,790
Sberbank of Russia Via SB Capital SA (Russia), Sr. Unsec’d. Notes
6.125%	02/07/22		400	352,493
Sr. Unsec’d. Notes, 144A
6.125%	02/07/22		575	506,708
Sub. Notes, 144A
5.125%	10/29/22		555	430,491
5.500%(c)	02/26/24		475	348,887
Sub. Notes, RegS
5.125%	10/29/22		420	325,777
5.500%(c)	02/26/24		1,200	881,400
Synovus Financial Corp., Sr. Unsec’d. Notes
7.875%	02/15/19		1,400	1,557,500
Sub. Notes
5.125%	06/15/17		1,775	1,801,625
TC Ziraat Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A
4.250%	07/03/19		545	544,346

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
Turkiye Garanti Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A
6.250%	04/20/21	(a)	1,300	$1,406,652
Sr. Unsec’d. Notes, RegS
4.000%	09/13/17		1,000	1,015,080
Turkiye Halk Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A
3.875%	02/05/20		400	385,280
4.750%	06/04/19		2,175	2,202,840
4.875%	07/19/17		685	704,317
Turkiye Is Bankasi (Turkey), Sub. Notes, 144A
7.850%	12/10/23	(a)	350	388,500
Sub. Notes, RegS
6.000%	10/24/22		900	903,150
US Bank NA, Sr. Unsec’d. Notes
2.125%	10/28/19		5,400	5,382,493
Yasar Holdings A/S (Turkey), Gtd. Notes, 144A
8.875%	05/06/20		435	452,400

				198,400,000

Beverages
Constellation Brands, Inc., Gtd. Notes
6.000%	05/01/22		475	524,875
Cott Beverages, Inc., Gtd. Notes, 144A
5.375%	07/01/22		900	825,750
6.750%	01/01/20		525	525,000

				1,875,625

Biotechnology — 0.1%
Gilead Sciences, Inc., Sr. Unsec’d. Notes
3.500%	02/01/25	(a)	4,705	4,829,212
4.500%	02/01/45		2,105	2,249,822

				7,079,034

Building Products — 0.1%
Ainsworth Lumber Co. Ltd. (Canada), Sr. Sec’d. Notes, 144A
7.500%	12/15/17		155	159,650
Associated Materials LLC/AMH New Finance, Inc., Sr. Sec’d. Notes
9.125%	11/01/17		325	268,125
Builders Firstsource, Inc., Sr. Sec’d. Notes, 144A
7.625%	06/01/21	(a)	1,050	1,076,250
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A
9.375%	10/12/22		1,425	1,588,875
Grupo Cementos de Chihuahua SAB de CV (Mexico), Sr. Sec’d. Notes, 144A
8.125%	02/08/20		560	590,800
Interline Brands, Inc., Sr. Unsec’d. Notes, PIK
10.000%	11/15/18		177	184,965

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Building Products (continued)
Nortek, Inc., Gtd. Notes
8.500%	04/15/21			700	$749,000
Owens Corning, Gtd. Notes
9.000%	06/15/19			425	514,325
Reliance Intermediate Holdings LP (Canada), Sr. Sec’d. Notes, 144A
9.500%	12/15/19			125	130,625
USG Corp., Gtd. Notes, 144A
5.875%	11/01/21			200	202,000

					5,464,615

Capital Markets — 0.5%
Ameriprise Financial, Inc., Sr. Unsec’d. Notes
7.300%	06/28/19			730	879,600
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN
3.850%	07/08/24			7,990	8,194,528
Morgan Stanley, Sr. Unsec’d. Notes
2.125%	04/25/18	(a)		5,510	5,513,190
3.750%	02/25/23			21,620	22,178,250
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21	(a)		7,570	8,591,049
Sub. Notes
5.000%	11/24/25	(a)		7,935	8,467,558

					53,824,175

Chemicals — 0.2%
Alfa SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A
6.875%	03/25/44			285	311,006
Braskem Finance Ltd. (Brazil), Gtd. Notes
6.450%	02/03/24			5,820	5,834,550
Ciech Group Financing AB (Poland), Sr. Sec’d. Notes, 144A
9.500%	11/30/19		EUR	425	567,037
Elementia SAB de CV (Mexico), Gtd. Notes, 144A
5.500%	01/15/25			335	321,600
Hexion US Finance Corp., Sr. Sec’d. Notes
6.625%	04/15/20	(a)		1,325	1,298,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sr. Sec’d. Notes
8.875%	02/01/18			1,200	1,068,000
Ineos Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A
8.375%	02/15/19			575	610,937
Ineos Group Holdings SA (Luxembourg), Gtd. Notes, 144A
6.125%	08/15/18	(a)		850	813,875
Kerling PLC (United Kingdom), Sr. Sec’d. Notes, 144A
10.625%	02/01/17		EUR	425	519,621

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Chemicals (continued)
LYB International Finance BV (Netherlands), Gtd. Notes
4.000%	07/15/23	(a)		4,180	$4,275,898
Momentive Performance Materials, Inc., Sr. Sec’d. Notes
3.880%	10/24/21			1,200	1,017,000
PolyOne Corp., Sr. Unsec’d. Notes
5.250%	03/15/23			850	849,431

					17,487,455

Commercial Services
Massachusetts Institute of Technology, Unsec’d. Notes
3.959%	07/01/38			2,130	2,258,927

Commercial Services & Supplies — 0.1%
Alliance Data Systems Corp., Gtd. Notes, 144A
6.375%	04/01/20			500	511,250
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A
6.500%	07/15/22			550	584,375
Clean Harbors, Inc., Gtd. Notes
5.125%	06/01/21			675	673,313
5.250%	08/01/20			225	226,125
Europcar Groupe SA (France), Sec’d. Notes, 144A
11.500%	05/15/17		EUR	675	914,800
FTI Consulting, Inc., Gtd. Notes
6.000%	11/15/22			25	25,563
6.750%	10/01/20	(a)		650	680,875
H&E Equipment Services, Inc., Gtd. Notes
7.000%	09/01/22	(a)		275	282,906
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A
6.875%	03/01/20			325	316,875
Hertz Corp. (The), Gtd. Notes
5.875%	10/15/20			450	453,375
Iron Mountain Europe PLC (United Kingdom), Gtd. Notes, 144A
6.125%	09/15/22		EUR	500	795,277
Jaguar Holding Co. I, Sr. Unsec’d. Notes, PIK, 144A
9.375%	10/15/17			500	511,000
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Sr. Unsec’d. Notes, 144A
9.500%	12/01/19			525	563,063
Laureate Education, Inc., Gtd. Notes, 144A
9.750%	09/01/19	(a)		925	952,750
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., Gtd. Notes
5.750%	04/15/23			925	971,250
Red de Carreteras de Occidente SAPIB de CV (Mexico), Sr. Sec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Commercial Services & Supplies (continued)
9.000%	06/10/28		MXN	4,240	$278,470
Republic Services, Inc., Gtd. Notes
3.550%	06/01/22			2,615	2,684,603
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A
7.000%	05/15/18			250	237,500
Service Corp. International, Sr. Unsec’d. Notes
8.000%	11/15/21			350	405,125
Tervita Corp. (Canada), Gtd. Notes, 144A
10.875%	02/15/18	(a)		875	533,750
Sr. Sec’d. Notes, 144A
8.000%	11/15/18			1,650	1,410,750
United Rentals North America, Inc., Gtd. Notes
6.125%	06/15/23			875	918,750
Verisure Holding AB (Sweden), Sr. Sec’d. Notes, 144A
8.750%	09/01/18		EUR	575	741,841

					15,673,586

Communications Equipment
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A
6.750%	11/15/20	(a)		525	554,137
8.875%	01/01/20			525	570,937

					1,125,074

Construction & Engineering — 0.1%
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A
7.875%	01/31/18		CHF	625	616,073
7.875%	01/31/18			450	435,375
Dycom Investments, Inc., Gtd. Notes
7.125%	01/15/21			350	367,500
Heathrow Funding Ltd. (United Kingdom), Sr. Sec’d. Notes, 144A
4.875%	07/15/21			4,343	4,893,419
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A
7.125%	06/26/42			3,395	2,843,313
Gtd. Notes, RegS
7.125%	06/26/42			200	167,500
TBG Global Pte Ltd. (Indonesia), Gtd. Notes
4.625%	04/03/18			800	786,000
WLH PNW Finance Corp., Gtd. Notes, 144A
7.000%	08/15/22	(a)		825	833,250

					10,942,430

Construction Materials — 0.1%
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A
4.981%(c)	10/15/18			350	359,940
5.257%(c)	09/30/15			375	378,799

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Construction Materials (continued)
Holcim US Finance Sarl & Cie SCS (Switzerland), Gtd. Notes, 144A
5.150%	09/12/23	(a)	2,420	$2,697,835
6.000%	12/30/19		1,572	1,799,256
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes
4.250%	07/02/24		1,550	1,588,911
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes
10.500%	01/31/20		775	860,250
Vulcan Materials Co., Sr. Unsec’d. Notes
7.500%	06/15/21		425	495,125

				8,180,116

Consumer Finance — 0.1%
Ally Financial, Inc., Gtd. Notes
7.500%	09/15/20		360	422,100
8.000%	03/15/20		161	189,980
8.000%	11/01/31		300	382,500
Discover Financial Services, Sr. Unsec’d. Notes
10.250%	07/15/19		400	511,578
Hyundai Capital America (South Korea), Sr. Unsec’d. Notes, 144A
2.550%	02/06/19		2,465	2,465,338
Navient Corp., Sr. Unsec’d. Notes
5.000%	10/26/20		625	613,281
Onemain Financial Holdings, Inc., Gtd. Notes, 144A
6.750%	12/15/19		1,125	1,147,500

				5,732,277

Containers & Packaging
AEP Industries, Inc., Sr. Unsec’d. Notes
8.250%	04/15/19		650	656,500
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A
8.625%	06/15/19		470	462,683
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A
6.250%	01/31/19		200	195,500
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland), Sr. Unsec’d. Notes, 144A
7.000%	11/15/20		693	699,574
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, Gtd. Notes, 144A
5.625%	12/15/16		525	514,500
6.000%	06/15/17		825	804,375
Exopack Holding Corp., Gtd. Notes, 144A
10.000%	06/01/18		275	291,500
Graphic Packaging International, Inc., Gtd. Notes
4.750%	04/15/21		325	327,437

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Containers & Packaging (continued)
Greif, Inc., Sr. Unsec’d. Notes
7.750%	08/01/19			25	$28,250
Sealed Air Corp., Gtd. Notes, 144A
5.250%	04/01/23	(a)		600	612,000
Tekni-Plex, Inc., Sr. Sec’d. Notes, 144A
9.750%	06/01/19			266	288,610

					4,880,929

Distributors
Matalan Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A
6.875%	06/01/19		GBP	800	1,197,057

Diversified Consumer Services
President and Fellows of Harvard College, Unsec’d. Notes
3.619%	10/01/37			1,310	1,319,167

Diversified Financial Services — 0.4%
Aircastle Ltd., Sr. Unsec’d. Notes
6.250%	12/01/19			550	580,250
Alliance Global Group, Inc. (Philippines), Gtd. Notes
6.500%	08/18/17			750	802,500
American Capital Ltd., Sr. Unsec’d. Notes, 144A
6.500%	09/15/18			775	809,875
Ares Capital Corp., Sr. Unsec’d. Notes
4.875%	11/30/18			1,175	1,235,382
Bayer US Finance LLC (Germany), Gtd. Notes, 144A
3.375%	10/08/24	(a)		2,250	2,289,537
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., Gtd. Notes, 144A
7.750%	02/15/18			500	516,250
CDW LLC/CDW Finance Corp., Gtd. Notes
6.000%	08/15/22	(a)		925	955,063
Debt and Asset Trading Corp. (Vietnam), Gov’t. Gtd. Notes, RegS
1.000%	10/10/25			300	165,000
Denali Borrower LLC/Denali Finance Corp., Sr. Sec’d. Notes, 144A
5.625%	10/15/20	(a)		1,050	1,092,525
E*TRADE Financial Corp., Sr. Unsec’d. Notes
5.375%	11/15/22			625	639,063
General Electric Capital Corp., Sub. Notes
5.300%	02/11/21	(a)		6,115	6,983,250
General Motors Financial Co., Inc., Gtd. Notes
6.750%	06/01/18			3,865	4,377,113
Grain Spectrum Funding LLC, Sec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Containers & Packaging (continued)
4.000%	10/10/18		3,810	$3,842,492
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes
4.875%	03/15/19		900	897,750
6.000%	08/01/20		1,625	1,674,075
INVISTA Finance LLC, Sr. Sec’d. Notes, 144A
4.250%	10/15/19		1,965	1,965,000
Jefferies LoanCore LLC/JLC Finance Corp., Sr. Unsec’d. Notes, 144A
6.875%	06/01/20		1,200	1,095,000
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Sr. Unsec’d. Notes
7.375%	10/01/17		375	386,250
National Financial Partners Corp., Sr. Unsec’d. Notes, 144A
9.000%	07/15/21		600	628,500
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes
6.500%	07/01/21		1,375	1,251,250
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec’d. Notes, 144A
5.625%	03/15/20		1,425	1,489,125
NRG Yield Operating LLC, Gtd. Notes, 144A
5.375%	08/15/24	(a)	725	735,875
Opal Acquisition, Inc., Sr. Unsec’d. Notes, 144A
8.875%	12/15/21		850	862,750
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes, 144A
8.375%	02/15/18		350	364,000
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS
7.390%	12/02/24		2,950	3,843,850
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Sr. Sec’d. Notes, 144A
9.500%	06/15/19		257	272,420
Springleaf Finance Corp., Sr. Unsec’d. Notes
5.250%	12/15/19		625	612,500
Telecom Italia Capital SA (Italy), Gtd. Notes
7.175%	06/18/19		1,385	1,585,825
Walter Investment Management Corp., Gtd. Notes
7.875%	12/15/21	(a)	2,150	1,918,875

				43,871,345

Diversified Telecommunication Services — 0.4%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A
6.500%	01/15/22		1,150	1,124,125
CenturyLink, Inc., Sr. Unsec’d. Notes
5.625%	04/01/20		2,850	2,956,875
6.450%	06/15/21		1,125	1,206,563
Hughes Satellite Systems Corp., Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Diversified Telecommunication Services (continued)
7.625%	06/15/21			610	$671,000
Sr. Sec’d. Notes
6.500%	06/15/19			675	723,937
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes
5.500%	08/01/23	(a)		1,400	1,391,460
6.625%	12/15/22	(a)		600	616,500
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes
7.750%	06/01/21			175	175,437
Level 3 Financing, Inc., Gtd. Notes
7.000%	06/01/20			200	210,750
PCCW Capital No 4 Ltd. (Hong Kong), Gtd. Notes, RegS
5.750%	04/17/22			400	433,471
Sable International Finance Ltd. (United Kingdom), Sr. Sec’d. Notes, 144A
8.750%	02/01/20			925	1,003,625
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, MTN
6.375%	06/24/19		GBP	850	1,456,061
Verizon Communications, Inc., Sr. Unsec’d. Notes
4.500%	09/15/20	(a)		4,235	4,598,181
5.050%	03/15/34			7,160	7,637,751
5.150%	09/15/23			8,300	9,165,134
6.400%	09/15/33	(a)		10,985	13,531,136

					46,902,006

Electric Utilities — 0.3%
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A
4.875%	01/15/24			585	611,325
Constellation Energy Group, Inc., Gtd. Notes
5.150%	12/01/20	(a)		2,555	2,828,899
Eskom Holdings SOC Ltd. (South Africa), Sr. Unsec’d. Notes, RegS
6.750%	08/06/23			1,100	1,141,250
FirstEnergy Corp., Sr. Unsec’d. Notes
2.750%	03/15/18			2,180	2,196,849
4.250%	03/15/23	(a)		2,445	2,522,785
GenOn Energy, Inc., Sr. Unsec’d. Notes
9.500%	10/15/18	(a)		825	820,875
Infinis PLC (United Kingdom), Sr. Sec’d. Notes, 144A
7.000%	02/15/19		GBP	500	820,215
Israel Electric Corp. Ltd. (Israel), Sr. Sec’d. Notes, 144A
6.875%	06/21/23			1,245	1,419,300
Sr. Sec’d. Notes, RegS
6.875%	06/21/23			1,000	1,140,000
9.375%	01/28/20	(a)		1,400	1,715,000
NiSource Finance Corp., Gtd. Notes
5.250%	02/15/43			2,715	3,112,289

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electric Utilities (continued)
Origin Energy Finance Ltd. (Australia), Gtd. Notes, 144A
3.500%	10/09/18	(a)		7,450	$7,601,436
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec’d. Notes, 144A
5.250%	10/24/42			200	182,250
5.500%	11/22/21			900	938,250
Sr. Unsec’d. Notes, RegS
5.500%	11/22/21			400	417,000
PPL Capital Funding, Inc., Gtd. Notes
3.500%	12/01/22			6,160	6,239,014
Ruwais Power Co. PJSC (United Arab Emirates), Sr. Sec’d. Notes, RegS
6.000%	08/31/36			300	345,750

					34,052,487

Electronic Equipment, Instruments & Components — 0.1%
Keysight Technologies, Inc., Sr. Unsec’d. Notes, 144A
4.550%	10/30/24			5,430	5,432,156
Metropolitan Light International Ltd. (Hong Kong), Gtd. Notes, MTN
5.250%	01/17/18			1,050	1,048,532
Norcell Sweden Holding 2 AB (Sweden), Sec’d. Notes, 144A
10.750%	09/29/19		EUR	380	510,736

					6,991,424

Energy Equipment & Services — 0.1%
Bonanza Creek Energy, Inc., Gtd. Notes
5.750%	02/01/23			1,075	849,250
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A
6.750%	11/01/19			850	864,875
NTPC Ltd. (India), Sr. Unsec’d. Notes, MTN
4.375%	11/26/24			1,460	1,474,312
Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec’d. Notes, 144A
6.625%	10/01/23			192	172,270
6.750%	10/01/22			636	582,112
Sr. Sec’d. Notes, RegS
6.750%	10/01/22			943	862,387
Parker Drilling Co., Gtd. Notes
6.750%	07/15/22			675	506,250
WPX Energy, Inc., Sr. Unsec’d. Notes
5.250%	09/15/24	(a)		300	279,000

					5,590,456

Farming & Agriculture
MHP SA (Ukraine), Gtd. Notes, 144A
8.250%	04/02/20			1,385	941,800

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Food & Staples Retailing
BI-LO LLC/BI-LO Finance Corp., Sr. Sec’d. Notes, 144A
9.250%	02/15/19			625	$575,000
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A
9.000%	11/01/19			775	844,750
Walgreens Boots Alliance, Inc., Gtd. Notes
2.700%	11/18/19			2,035	2,045,354

					3,465,104

Food Products — 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey), Sr. Unsec’d. Notes
3.375%	11/01/22			1,600	1,468,000
Barry Callebaut Services NV (Belgium), Gtd. Notes, 144A
5.500%	06/15/23			4,075	4,342,524
Big Heart Pet Brands, Gtd. Notes
7.625%	02/15/19	(a)		650	638,625
Bumble Bee Holdings, Inc. (Luxembourg), Sr. Sec’d. Notes, 144A
9.000%	12/15/17			416	436,384
Darling Ingredients, Inc., Gtd. Notes
5.375%	01/15/22	(a)		1,050	1,034,250
ESAL GmbH (Brazil), Gtd. Notes, 144A
6.250%	02/05/23			380	360,050
JBS Investments GmbH (Brazil), Gtd. Notes, 144A
7.750%	10/28/20			325	336,537
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A
5.875%	07/15/24	(a)		550	540,375
Marfrig Holding Europe BV (Brazil), Gtd. Notes
8.375%	05/09/18			600	591,000
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A
7.750%	01/31/23			950	931,000
Mriya Agro Holding PLC (Ukraine), Sr. Unsec’d. Notes, 144A(g)
9.450%	04/19/18			900	90,000
Sr. Unsec’d. Notes, RegS(g)
9.450%	04/19/18			400	40,000
Post Holdings, Inc., Gtd. Notes
7.375%	02/15/22	(a)		800	800,000
Gtd. Notes, 144A
6.000%	12/15/22	(a)		400	375,000
6.750%	12/01/21	(a)		350	339,500
Premier Foods PLC (United Kingdom), Sr. Sec’d. Notes, 144A
6.500%	03/15/21		GBP	275	367,752
Tyson Foods, Inc., Gtd. Notes
3.950%	08/15/24			2,180	2,253,512

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Food Products (continued)
4.500%	06/15/22		1,240	$1,342,531

				16,287,040

Health Care Equipment & Supplies — 0.2%
Agilent Technologies, Inc., Sr. Unsec’d. Notes
3.200%	10/01/22		740	721,419
3.875%	07/15/23		740	735,277
Baxter International, Inc., Sr. Unsec’d. Notes
3.200%	06/15/23		2,095	2,111,008
Medtronic, Inc., Sr. Unsec’d. Notes, 144A
3.500%	03/15/25	(a)	10,230	10,464,983
4.625%	03/15/45	(a)	4,340	4,704,517
Universal Hospital Services, Inc., Sec’d. Notes
7.625%	08/15/20		1,300	1,118,000

				19,855,204

Health Care Providers & Services — 0.4%
Anthem, Inc., Sr. Unsec’d. Notes
3.500%	08/15/24	(a)	4,875	4,910,354
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes
7.750%	02/15/19		150	156,300
Capella Healthcare, Inc., Gtd. Notes
9.250%	07/01/17		1,100	1,142,625
Catholic Health Initiatives, Sec’d. Notes
2.950%	11/01/22		1,810	1,773,476
Unsec’d. Notes
2.600%	08/01/18		1,515	1,534,803
CHS/Community Health Systems, Inc., Gtd. Notes
6.875%	02/01/22	(a)	2,325	2,463,047
7.125%	07/15/20		750	799,687
8.000%	11/15/19		400	427,000
Sr. Sec’d. Notes
5.125%	08/01/21		1,175	1,219,063
Crimson Merger Sub, Inc., Sr. Unsec’d. Notes, 144A
6.625%	05/15/22		925	831,344
Express Scripts Holding Co., Gtd. Notes
3.125%	05/15/16		540	555,089
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A
5.625%	07/31/19		600	640,500
5.875%	01/31/22		150	162,750
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes
6.875%	07/15/17		25	27,313
HCA Holdings, Inc., Sr. Unsec’d. Notes
6.250%	02/15/21	(a)	475	505,875

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Health Care Providers & Services (continued)
HCA, Inc., Gtd. Notes
7.500%	02/15/22			6,300	$7,197,750
Holding Medi-Partenaires SAS (France), Sr. Sec’d. Notes, 144A
7.000%	05/15/20		EUR	550	703,797
Humana, Inc., Sr. Unsec’d. Notes
3.850%	10/01/24	(a)		4,335	4,392,122
4.950%	10/01/44	(a)		4,510	4,795,478
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes
8.375%	05/15/19			600	630,000
Kaiser Foundation Hospitals, Gtd. Notes
3.500%	04/01/22			1,120	1,155,127
Kindred Escrow Corp. II, Sr. Sec’d. Notes, 144A
8.000%	01/15/20	(a)		825	876,563
Select Medical Corp., Gtd. Notes
6.375%	06/01/21	(a)		875	888,125
Tenet Healthcare Corp., Sr. Sec’d. Notes
4.500%	04/01/21	(a)		1,250	1,253,125
6.000%	10/01/20			625	671,144
Truven Health Analytics, Inc., Gtd. Notes
10.625%	06/01/20			225	219,375
Sr. Unsec’d. Notes, 144A
10.625%	06/01/20			350	341,250
WellCare Health Plans, Inc., Sr. Unsec’d. Notes
5.750%	11/15/20			675	696,937

					40,970,019

Healthcare Equipment & Supplies
Kinetic Concepts, Inc./KCI USA, Inc., Gtd. Notes
12.500%	11/01/19			250	276,250
10.500%	11/01/18			500	543,750

					820,000

Holding Companies–Diversified
KraussMaffei Group GmbH (Germany), Sr. Sec’d. Notes, 144A
8.750%	12/15/20		EUR	339	443,608
Votorantim Cimentos SA (Brazil), Gtd. Notes, 144A
7.250%	04/05/41			2,260	2,327,800
WaveDivision Escrow LLC/WaveDivision Escrow Corp., Sr. Unsec’d. Notes, 144A
8.125%	09/01/20			1,000	1,065,000

					3,836,408

Hotels, Restaurants & Leisure — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Hotels, Restaurants & Leisure (continued)
6.000%	04/01/22			1,650	$1,691,250
Boyd Gaming Corp., Gtd. Notes
9.000%	07/01/20			125	128,125
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes
5.250%	03/15/21			1,075	1,080,375
Cinemark USA, Inc., Gtd. Notes
7.375%	06/15/21			950	1,011,750
Cirsa Funding Luxembourg SA (Spain), Gtd. Notes, 144A
8.750%	05/15/18		EUR	825	1,024,499
Graton Economic Development Authority, Sr. Sec’d. Notes, 144A
9.625%	09/01/19			1,025	1,119,813
Great Canadian Gaming Corp. (Canada), Gtd. Notes, 144A
6.625%	07/25/22		CAD	275	248,537
Hyatt Hotels Corp., Sr. Unsec’d. Notes
3.875%	08/15/16			2,515	2,609,189
MCE Finance Ltd. (Hong Kong), Gtd. Notes, 144A
5.000%	02/15/21			350	327,250
MGM Resorts International, Gtd. Notes
6.625%	12/15/21	(a)		575	603,750
6.750%	10/01/20	(a)		850	892,500
MU Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A
8.375%	02/01/17			205	210,361
National CineMedia LLC, Sr. Sec’d. Notes
6.000%	04/15/22			800	800,000
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A
5.250%	11/15/19	(a)		625	629,687
Pinnacle Entertainment, Inc., Gtd. Notes
7.500%	04/15/21			900	938,241
Playa Resorts Holding BV (Netherlands), Gtd. Notes, 144A
8.000%	08/15/20			450	448,875
Regal Entertainment Group, Sr. Unsec’d. Notes
5.750%	03/15/22	(a)		3,175	3,032,125
5.750%	06/15/23			50	46,750
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A
7.000%	01/01/22			600	607,500
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Gtd. Notes, 144A
5.875%	05/15/21			1,050	1,039,500
Six Flags Entertainment Corp., Gtd. Notes, 144A
5.250%	01/15/21			600	600,000
Speedway Motorsports, Inc., Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Hotels, Restaurants & Leisure (continued)
6.750%	02/01/19			1,225	$1,261,750
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes
7.150%	12/01/19			200	235,714
Station Casinos LLC, Gtd. Notes
7.500%	03/01/21	(a)		800	820,000
Studio City Finance Ltd. (Hong Kong), Gtd. Notes, 144A
8.500%	12/01/20			775	813,750

					22,221,291

Household Durables
Arcelik A/S (Turkey), Sr. Unsec’d. Notes, RegS
5.000%	04/03/23			1,200	1,155,720
Controladora Mabe SA de CV (Mexico), Gtd. Notes, 144A
7.875%	10/28/19			700	768,250
Gtd. Notes, RegS
7.875%	10/28/19			200	219,500
KB Home, Gtd. Notes
8.000%	03/15/20			425	465,375
RSI Home Products, Inc., Sec’d. Notes, 144A
6.875%	03/01/18			375	391,875
William Lyon Homes, Inc., Gtd. Notes
8.500%	11/15/20			975	1,050,563

					4,051,283

Household Products — 0.1%
Brakes Capital (United Kingdom), Sr. Sec’d. Notes, 144A
7.125%	12/15/18		GBP	275	423,258
Harbinger Group, Inc., Sr. Sec’d. Notes
7.875%	07/15/19			900	958,500
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes
2.050%	12/01/17			3,920	3,908,060
Prestige Brands, Inc., Gtd. Notes
8.125%	02/01/20			200	213,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes
8.250%	02/15/21	(a)		625	640,625
9.875%	08/15/19	(a)		1,025	1,086,500
Spectrum Brands, Inc., Gtd. Notes
6.375%	11/15/20			200	208,500
6.625%	11/15/22			800	846,000

					8,284,443

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp. (The), Sr. Unsec’d. Notes
5.500%	03/15/24	(a)		1,050	1,065,540

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Independent Power & Renewable Electricity Producers (continued)
Calpine Corp., Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	800	$808,000
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A
4.600%	01/27/20		1,150	1,266,129
Exelon Generation Co. LLC, Sr. Unsec’d. Notes
6.250%	10/01/39	(a)	1,925	2,312,062
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		5,520	5,662,642
MMC Energy, Inc., First Lien(g)(i)
8.875%	10/15/20		1,200	—
NRG Energy, Inc., Gtd. Notes
6.250%	07/15/22	(a)	2,525	2,581,813
6.625%	03/15/23	(a)	1,625	1,690,000
Gtd. Notes, 144A
6.250%	05/01/24		425	432,437
Pennsylvania Electric Co., Sr. Unsec’d. Notes
6.150%	10/01/38		640	763,030

				16,581,653

Industrial Conglomerates
CRCC Yupeng Ltd. (China), Gtd. Notes
3.950%(c)	02/28/49		770	777,700
McDermott International, Inc., Sec’d. Notes, 144A
8.000%	05/01/21		425	297,500

				1,075,200

Insurance — 0.4%
Aflac, Inc., Sr. Unsec’d. Notes
3.625%	11/15/24	(a)	6,200	6,321,588
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, Sr. Unsec’d. Notes, 144A
7.875%	12/15/20		400	408,000
Berkshire Hathaway Finance Corp., Gtd. Notes
4.300%	05/15/43	(a)	1,975	2,093,753
CNA Financial Corp., Sr. Unsec’d. Notes
3.950%	05/15/24		3,245	3,281,208
5.875%	08/15/20		5,305	6,055,848
CNO Financial Group, Inc., Sr. Sec’d. Notes, 144A
6.375%	10/01/20		425	448,375
Hockey Merger Sub 2, Inc., Sr. Unsec’d. Notes, 144A
7.875%	10/01/21		725	721,375
ING US, Inc., Gtd. Notes
2.900%	02/15/18	(a)	1,585	1,622,648

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Insurance (continued)
Liberty Mutual Group, Inc., Gtd. Notes, 144A
4.850%	08/01/44			5,800	$5,895,549
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes
3.500%	03/10/25			2,500	2,515,890
MetLife, Inc., Sr. Unsec’d. Notes
3.048%	12/15/22			3,285	3,279,021
Onex USI Acquisition Corp., Sr. Unsec’d. Notes, 144A
7.750%	01/15/21			1,325	1,291,875
Provident Cos., Inc., Sr. Unsec’d. Notes
7.000%	07/15/18			730	834,348
Reinsurance Group of America, Inc., Sr. Unsec’d. Notes
5.000%	06/01/21			810	892,115
5.625%	03/15/17			870	940,811
6.450%	11/15/19			1,734	2,007,684
Towergate Finance PLC (United Kingdom), Gtd. Notes, 144A
10.500%	02/15/19		GBP	575	255,416
Sr. Sec’d. Notes, 144A
8.500%	02/15/18		GBP	225	310,532
Unum Group, Sr. Unsec’d. Notes
4.000%	03/15/24	(a)		5,775	5,897,927
5.625%	09/15/20			240	270,251

					45,344,214

Internet & Catalog Retail — 0.2%
Amazon.com, Inc., Sr. Unsec’d. Notes
3.800%	12/05/24	(a)		9,160	9,384,603
4.950%	12/05/44	(a)		4,610	4,762,153
Netflix, Inc., Sr. Unsec’d. Notes
5.375%	02/01/21			3,550	3,692,000
QVC, Inc., Sr. Sec’d. Notes
3.125%	04/01/19	(a)		8,345	8,342,313
4.375%	03/15/23	(a)		580	581,996

					26,763,065

Internet Software & Services
Ancestry.com, Inc., Gtd. Notes
11.000%	12/15/20			400	450,500
Sr. Unsec’d. Notes, PIK, 144A
9.625%	10/15/18			1,250	1,225,000
Cerved Group SpA (Italy), Sr. Sec’d. Notes, 144A
6.375%	01/15/20		EUR	150	192,398
Equinix, Inc., Sr. Unsec’d. Notes
5.375%	01/01/22			575	580,405
5.375%	04/01/23			850	850,000
5.750%	01/01/25			300	302,625

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Internet Software & Services (continued)
GCX Ltd. (India), Sr. Sec’d. Notes, 144A
7.000%	08/01/19		830	$835,166

				4,436,094

IT Services — 0.1%
CoreLogic, Inc., Gtd. Notes
7.250%	06/01/21		675	708,750
First Data Corp., Gtd. Notes
12.625%	01/15/21	(a)	4,000	4,750,000
Sr. Sec’d. Notes, 144A
6.750%	11/01/20		1,398	1,492,365
Fiserv, Inc., Gtd. Notes
3.500%	10/01/22		805	812,992
Xerox Corp., Sr. Unsec’d. Notes
5.200%	06/01/15		390	396,663

				8,160,770

Life Sciences Tools & Services — 0.1%
Life Technologies Corp., Sr. Unsec’d. Notes
6.000%	03/01/20		3,865	4,415,627
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes
2.400%	02/01/19		865	866,290
4.150%	02/01/24		3,575	3,770,149

				9,052,066

Machinery — 0.1%
AGCO Corp., Sr. Unsec’d. Notes
5.875%	12/01/21		525	588,541
Apex Tool Group LLC, Gtd. Notes, 144A
7.000%	02/01/21		1,000	855,000
BlueLine Rental Finance Corp., Sec’d. Notes, 144A
7.000%	02/01/19		575	589,375
Case New Holland Industrial, Inc., Gtd. Notes
7.875%	12/01/17		225	247,500
Columbus McKinnon Corp., Gtd. Notes
7.875%	02/01/19		125	130,000
Ferreycorp SAA (Peru), Gtd. Notes, 144A
4.875%	04/26/20		520	504,400
Gardner Denver, Inc., Sr. Unsec’d. Notes, 144A
6.875%	08/15/21	(a)	1,500	1,440,000
Manitowoc Co., Inc. (The), Gtd. Notes
5.875%	10/15/22		475	482,125
8.500%	11/01/20		125	135,000

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Machinery (continued)
Mcron Finance Sub LLC/Mcron Finance Corp., Sr. Sec’d. Notes, 144A
8.375%	05/15/19			288	$305,280
Milacron LLC/Mcron Finance Corp., Gtd. Notes, 144A
7.750%	02/15/21			625	637,500
NCR Corp., Gtd. Notes
4.625%	02/15/21	(a)		2,550	2,473,500
Terex Corp., Gtd. Notes
6.000%	05/15/21	(a)		875	892,500
6.500%	04/01/20			450	465,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Sr. Sec’d. Notes
8.750%	02/01/19	(a)		1,750	1,774,063
Turkiye Sise ve Cam Fabrikalari A/S (Turkey), Sr. Unsec’d. Notes, RegS
4.250%	05/09/20			400	390,378

					11,910,912

Media — 1.2%
21st Century Fox America, Inc., Gtd. Notes
6.400%	12/15/35			1,960	2,558,114
Gtd. Notes, 144A
4.750%	09/15/44			6,605	7,217,739
Adria Bidco BV (Serbia), Sr. Sec’d. Notes, 144A
7.875%	11/15/20		EUR	550	708,123
Alliance Data Systems Corp., Gtd. Notes, 144A
5.375%	08/01/22			675	666,563
Altice Finco SA (Luxembourg), Gtd. Notes, 144A
9.000%	06/15/23		EUR	1,200	1,592,551
Sr. Sec’d. Notes, 144A
9.875%	12/15/20			1,350	1,443,058
Sr. Sec’d. Notes, RegS
9.875%	12/15/20			400	427,573
Altice SA (Luxembourg), Sr. Sec’d. Notes, 144A
7.750%	05/15/22			1,025	1,026,922
AMC Networks, Inc., Gtd. Notes
4.750%	12/15/22			1,700	1,649,000
Arqiva Broadcast Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A
9.500%	03/31/20		GBP	1,650	2,822,436
Baidu, Inc. (China), Sr. Unsec’d. Notes
2.750%	06/09/19			5,780	5,754,580
Block Communications, Inc., Sr. Unsec’d. Notes, 144A
7.250%	02/01/20			300	306,000
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Gtd. Notes, 144A
5.250%	02/15/22	(a)		350	352,625
5.625%	02/15/24			350	351,750

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes
3.849%	04/15/23			9,945	$9,878,488
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes
5.250%	03/15/21	(a)		75	75,563
5.250%	09/30/22	(a)		975	972,563
5.750%	09/01/23	(a)		425	430,313
6.625%	01/31/22			3,925	4,170,313
CCOH Safari LLC, Gtd. Notes
5.500%	12/01/22			650	659,750
Central European Media Enterprises Ltd. (Czech Republic), Sec’d. Notes
5.000%	11/15/15			1,325	1,325,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A
5.125%	12/15/21	(a)		825	800,250
6.375%	09/15/20	(a)		2,350	2,432,250
Clear Channel Communications, Inc., Sr. Sec’d. Notes
9.000%	12/15/19	(a)		150	147,750
Sr. Unsec’d. Notes
10.000%	01/15/18	(a)		1,000	857,500
Clear Channel Worldwide Holdings, Inc., Gtd. Notes
6.500%	11/15/22	(a)		1,925	1,982,750
6.500%	11/15/22			50	50,875
7.625%	03/15/20	(a)		50	51,875
Comcast Corp., Gtd. Notes
3.125%	07/15/22			2,285	2,322,024
6.950%	08/15/37	(a)		3,499	4,929,727
CSC Holdings LLC, Sr. Unsec’d. Notes
6.750%	11/15/21			600	663,000
DISH DBS Corp., Gtd. Notes
5.125%	05/01/20			1,100	1,108,250
5.875%	07/15/22	(a)		300	307,500
6.750%	06/01/21			425	456,875
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A
10.500%	07/01/19			700	651,000
DreamWorks Animation SKG, Inc., Gtd. Notes, 144A
6.875%	08/15/20			625	640,625
Gannett Co., Inc., Gtd. Notes
5.125%	10/15/19			450	460,125
6.375%	10/15/23			625	662,500
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes
3.750%	02/15/23			1,225	1,224,637
4.000%	03/15/22			2,345	2,400,307
LGE HoldCo VI BV, Sr. Sec’d. Notes, 144A
7.125%	05/15/24		EUR	750	999,112

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
LIN Television Corp., Gtd. Notes
8.375%	04/15/18			800	$834,000
Sr. Unsec’d. Notes, 144A
5.875%	11/15/22			650	643,500
MDC Partners, Inc., Gtd. Notes, 144A
6.750%	04/01/20			1,925	1,982,750
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes
6.375%	04/01/23			450	461,250
MPL 2 Acquisition Canco, Inc. (Canada), Sr. Sec’d. Notes, 144A
9.875%	08/15/18			425	456,875
NBCUniversal Media LLC, Gtd. Notes
2.875%	01/15/23			9,525	9,515,570
5.150%	04/30/20			2,860	3,245,531
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes
4.500%	10/01/20			850	854,250
Numericable Group SA (France), Sr. Sec’d. Notes, 144A
6.250%	05/15/24			1,200	1,209,000
Omnicom Group, Inc., Gtd. Notes
3.650%	11/01/24			1,040	1,040,483
Polish Television Holding BV (Poland), Sr. Sec’d. Notes, PIK, 144A
11.000%	01/15/21		EUR	950	1,358,769
Sinclair Television Group, Inc., Gtd. Notes
6.125%	10/01/22	(a)		550	559,625
Sirius XM Holdings, Inc., Sr. Sec’d. Notes, 144A
5.250%	08/15/22			4,855	5,097,750
Sky PLC (United Kingdom), Gtd. Notes, 144A
3.750%	09/16/24			2,155	2,168,197
Starz LLC/Starz Finance Corp., Gtd. Notes
5.000%	09/15/19			1,025	1,032,687
TCM Sub LLC, Gtd. Notes, 144A
3.550%	01/15/15			1,590	1,591,224
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A
3.375%	05/02/19			7,610	7,735,086
Time, Inc., Gtd. Notes, 144A
5.750%	04/15/22			725	701,437
Townsquare Radio LLC/Townsquare Radio, Inc., Gtd. Notes, 144A
9.000%	04/01/19			450	479,250
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A
5.000%	01/15/25			1,075	1,077,687
Unitymedia KabelBW GmbH (Germany), Gtd. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
6.125%	01/15/25			850	$877,625
Sec’d. Notes, 144A
9.500%	03/15/21		EUR	525	709,923
Univision Communications, Inc., Sr. Sec’d. Notes, 144A
5.125%	05/15/23	(a)		4,975	5,024,750
6.750%	09/15/22			426	455,820
Videotron Ltd. (Canada), Gtd. Notes
5.000%	07/15/22			1,700	1,729,750
Gtd. Notes, 144A
6.875%	07/15/21			CAD 475	439,001
VTR Finance BV (Chile), Sr. Sec’d. Notes, 144A
6.875%	01/15/24	(a)		775	790,500
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN
1.100%	12/01/17	(a)		4,600	4,572,446
WideOpenWest Finance LLC/WideOpenWest Capital Corp., Gtd. Notes
10.250%	07/15/19			550	572,688
13.375%	10/15/19			1,000	1,052,500
WMG Acquisition Corp., Gtd. Notes, 144A
6.750%	04/15/22			725	659,750
Sr. Sec’d. Notes, 144A
6.000%	01/15/21	(a)		728	728,000
WPP Finance 2010 (United Kingdom), Gtd. Notes
3.625%	09/07/22			1,810	1,840,433
4.750%	11/21/21			3,445	3,766,773

					132,802,836

Metals & Mining — 0.2%
ABJA Investment Co. Pte Ltd. (India), Gtd. Notes
5.950%	07/31/24			1,045	1,042,910
AK Steel Corp., Gtd. Notes
7.625%	10/01/21	(a)		1,125	1,032,187
8.375%	04/01/22	(a)		650	591,500
Alcoa, Inc., Sr. Unsec’d. Notes
5.125%	10/01/24	(a)		2,295	2,432,172
Aleris International, Inc., Gtd. Notes
7.625%	02/15/18			400	402,000
7.875%	11/01/20	(a)		650	646,750
ALROSA Finance SA (Russia), Gtd. Notes
7.750%	11/03/20			800	752,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes
6.000%	03/01/21	(a)		150	156,000
6.750%	02/25/22	(a)		325	346,937
10.350%	06/01/19			450	543,375
Bluescope Steel Ltd./Bluescope Steel Finance (Australia), Gtd. Notes, 144A
7.125%	05/01/18			825	853,875

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Metals & Mining (continued)
Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec’d. Notes, 144A
5.625%	10/18/43	(a)		370	$417,524
Sr. Unsec’d. Notes, RegS
4.250%	07/17/42			200	183,703
5.625%	09/21/35			200	224,312
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A
6.125%	12/15/20	(a)		850	824,500
First Quantum Minerals Ltd. (Canada), Gtd. Notes
6.750%	02/15/20			250	226,250
Gtd. Notes, 144A
7.250%	05/15/22			1,800	1,620,000
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A
7.500%	11/01/20			825	816,750
Novelis, Inc., Gtd. Notes
8.750%	12/15/20	(a)		425	450,500
Nyrstar Netherlands Holdings BV (Netherlands), Gtd. Notes, 144A
8.500%	09/15/19		EUR	825	998,294
Ryerson, Inc./Joseph T Ryerson & Son, Inc., Gtd. Notes
11.250%	10/15/18			771	821,115
Sr. Sec’d. Notes
9.000%	10/15/17			800	822,000
Steel Dynamics, Inc., Gtd. Notes, 144A
5.125%	10/01/21			825	840,469
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Gtd. Notes, 144A
7.375%	02/01/20			575	597,281
United States Steel Corp., Sr. Unsec’d. Notes
6.875%	04/01/21			125	126,875
Vale Overseas Ltd. (Brazil), Gtd. Notes
4.375%	01/11/22	(a)		3,165	3,033,684
Vedanta Resources PLC (India), Sr. Unsec’d. Notes, 144A
6.000%	01/31/19			625	609,375
7.125%	05/31/23			1,250	1,153,187
8.250%	06/07/21			800	792,000

					23,357,525

Multiline Retail
JC Penney Corp., Inc., Gtd. Notes
8.125%	10/01/19	(a)		1,500	1,320,000
Multi-Utilities
CMS Energy Corp., Sr. Unsec’d. Notes
5.050%	03/15/22			240	269,067
Oil, Gas & Consumable Fuels — 1.7%
American Energy-Permian Basin LLC/AEPB Finance Corp., Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil, Gas & Consumable Fuels (continued)
6.732%(c)	08/01/19		925	$679,875
Antero Resources Corp., Gtd. Notes, 144A
5.125%	12/01/22	(a)	1,400	1,319,500
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Gtd. Notes
5.875%	08/01/23		1,275	1,262,250
Atwood Oceanics, Inc., Sr. Unsec’d. Notes
6.500%	02/01/20		450	409,500
Bill Barrett Corp., Gtd. Notes
7.000%	10/15/22	(a)	325	261,625
7.625%	10/01/19	(a)	875	796,250
CGG SA (France), Gtd. Notes
6.500%	06/01/21	(a)	325	247,000
6.875%	01/15/22	(a)	1,600	1,216,000
Chesapeake Energy Corp., Gtd. Notes
5.375%	06/15/21	(a)	50	49,969
5.750%	03/15/23		175	180,250
CNOOC Curtis Funding No. 1 Pty Ltd. (China), Gtd. Notes, 144A
4.500%	10/03/23		1,940	2,039,285
CNOOC Nexen Finance 2014 ULC (China), Gtd. Notes
4.250%	04/30/24		975	1,008,812
Compressco Partners LP/Compressco Finance, Inc., Gtd. Notes, 144A
7.250%	08/15/22		525	451,500
Concho Resources, Inc., Gtd. Notes
5.500%	04/01/23	(a)	2,500	2,511,750
7.000%	01/15/21		350	366,625
CONSOL Energy, Inc., Gtd. Notes
8.250%	04/01/20		625	648,437
Gtd. Notes, 144A
5.875%	04/15/22		1,500	1,395,000
Continental Resources, Inc., Gtd. Notes
5.000%	09/15/22		7,220	6,985,350
DCP Midstream Operating LP, Gtd. Notes
3.875%	03/15/23		3,645	3,488,032
Denbury Resources, Inc., Gtd. Notes
5.500%	05/01/22	(a)	925	846,375
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes
4.125%	01/16/25		3,555	3,377,250
5.875%	05/28/45		610	564,250
Energy Transfer Partners LP, Sr. Unsec’d. Notes
5.200%	02/01/22		2,110	2,256,763
ENN Energy Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A
6.000%	05/13/21		700	784,736

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil, Gas & Consumable Fuels (continued)
Sr. Unsec’d. Notes, RegS
6.000%	05/13/21		1,000	$1,121,051
Enterprise Products Operating LLC, Gtd. Notes
3.350%	03/15/23	(a)	2,990	2,957,385
5.950%	02/01/41		1,530	1,798,812
EQT Corp., Sr. Unsec’d. Notes
4.875%	11/15/21		2,375	2,565,729
8.125%	06/01/19		3,145	3,791,530
Exterran Partners LP, Gtd. Notes, 144A
6.000%	10/01/22		925	786,250
Exterran Partners LP/EXLP Finance Corp., Gtd. Notes
6.000%	04/01/21		250	217,500
Foresight Energy LLC/Foresight Energy Corp., Sr. Unsec’d. Notes, 144A
7.875%	08/15/21		525	518,437
Jupiter Resources, Inc. (Canada), Sr. Unsec’d. Notes, 144A
8.500%	10/01/22		850	639,625
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, RegS
4.400%	04/30/23		750	666,375
5.750%	04/30/43		4,700	3,948,000
6.375%	04/09/21		200	202,250
7.000%	05/05/20		1,575	1,636,819
Laredo Petroleum, Inc., Gtd. Notes
7.375%	05/01/22		1,075	1,005,125
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes
4.500%	07/15/23	(a)	1,975	1,900,937
Mega Advance Investments Ltd. (China), Gtd. Notes, 144A
5.000%	05/12/21		400	433,232
Memorial Resource Development Corp., Gtd. Notes, 144A
5.875%	07/01/22		850	769,250
Murphy Oil Corp., Sr. Unsec’d. Notes
4.000%	06/01/22	(a)	7,280	6,692,169
Murray Energy Corp., Sr. Sec’d. Notes, 144A
8.625%	06/15/21		525	501,375
9.500%	12/05/20		525	525,000
Nabors Industries, Inc., Gtd. Notes
2.350%	09/15/16		515	509,406
Newfield Exploration Co., Sr. Unsec’d. Notes
5.750%	01/30/22		2,025	2,004,750
Noble Energy, Inc., Sr. Unsec’d. Notes
4.150%	12/15/21	(a)	4,315	4,400,010
6.000%	03/01/41		2,675	2,939,921
NuStar Logistics LP, Gtd. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil, Gas & Consumable Fuels (continued)
6.750%	02/01/21		475	$502,313
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A
5.125%	03/28/23		100	78,750
5.625%	01/19/25		750	575,625
Gtd. Notes, RegS
5.125%	03/28/23		425	334,687
5.375%	01/26/19		450	387,675
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec’d. Notes, 144A
7.500%	02/15/22	(a)	1,400	1,326,500
PDC Energy, Inc., Gtd. Notes
7.750%	10/15/22		1,675	1,591,250
Pemex Project Funding Master Trust (Mexico), Gtd. Notes
6.625%	06/15/35		575	664,125
Penn Virginia Corp., Gtd. Notes
7.250%	04/15/19		775	604,500
8.500%	05/01/20	(a)	800	640,000
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, 144A
6.000%	05/03/42		600	585,750
6.450%	05/30/44		1,645	1,717,380
Sr. Unsec’d. Notes, RegS
4.300%	05/20/23		1,160	1,107,800
5.625%	05/20/43		3,750	3,525,000
6.450%	05/30/44		2,000	2,088,000
Perusahaan Gas Negara Persero Tbk PT (Indonesia), Sr. Unsec’d. Notes, 144A
5.125%	05/16/24		505	521,665
Petrobras Global Finance BV (Brazil), Gtd. Notes
3.000%	01/15/19		1,663	1,470,208
4.375%	05/20/23	(a)	4,510	3,878,961
4.875%	03/17/20		825	771,796
5.625%	05/20/43		1,313	1,070,423
7.250%	03/17/44		650	641,875
Petrobras International Finance Co. (Brazil), Gtd. Notes
5.375%	01/27/21		1,775	1,644,662
5.750%	01/20/20		5,585	5,393,490
5.875%	03/01/18		750	732,353
6.875%	01/20/40		200	185,114
7.875%	03/15/19		105	110,499
Petroleos de Venezuela SA (Venezuela), Gtd. Notes
5.250%	04/12/17		7,500	3,450,000
5.375%	04/12/27		380	133,095
9.000%	11/17/21		4,795	2,097,813
Gtd. Notes, RegS
8.500%	11/02/17		7,625	4,361,500
9.750%	05/17/35		600	267,000
Sr. Unsec’d. Notes
5.000%	10/28/15		3,896	2,941,269
5.125%	10/28/16		12,894	6,801,654

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos (Mexico), Gtd. Notes
3.500%	07/18/18	(a)		4,620	$4,677,750
4.875%	01/24/22			2,960	3,100,334
5.500%	06/27/44			6,050	6,171,000
6.500%	06/02/41			7,992	9,170,820
7.190%	09/12/24		MXN	3,700	249,705
Gtd. Notes, 144A
5.500%	06/27/44			2,750	2,805,000
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago), Sr. Unsec’d. Notes, 144A
9.750%	08/14/19			340	400,350
Pioneer Natural Resources Co., Sr. Unsec’d. Notes
7.500%	01/15/20			150	175,884
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes
5.750%	01/15/20			545	615,649
Precision Drilling Corp. (Canada), Gtd. Notes
6.500%	12/15/21			100	84,750
6.625%	11/15/20			900	810,000
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Gtd. Notes
6.500%	05/15/21			275	277,750
Range Resources Corp., Gtd. Notes
5.000%	08/15/22			400	400,000
5.000%	03/15/23	(a)		850	850,000
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes
5.875%	03/01/22			600	598,500
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A
5.400%	02/14/22			880	953,311
Rosetta Resources, Inc., Gtd. Notes
5.875%	06/01/24	(a)		1,700	1,513,000
Rowan Cos., Inc., Gtd. Notes
4.875%	06/01/22			730	710,349
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes
5.625%	04/15/23	(a)		425	415,437
6.250%	03/15/22	(a)		325	329,875
Sabine Pass LNG LP, Sr. Sec’d. Notes
6.500%	11/01/20			275	277,750
SESI LLC, Gtd. Notes
6.375%	05/01/19			575	557,750
7.125%	12/15/21			374	359,040
Seven Generations Energy Ltd. (Canada), Sr. Unsec’d. Notes, 144A
8.250%	05/15/20			1,300	1,248,000
Seventy Seven Energy, Inc., Sr. Unsec’d. Notes
6.500%	07/15/22			1,125	658,125

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil, Gas & Consumable Fuels (continued)
SM Energy Co., Sr. Unsec’d. Notes
5.000%	01/15/24	(a)	1,125	$973,125
6.500%	11/15/21		350	339,500
6.500%	01/01/23		500	480,000
6.625%	02/15/19		625	612,500
Spectra Energy Capital LLC, Gtd. Notes
3.300%	03/15/23	(a)	3,115	2,958,854
Talent Yield Investments Ltd. (China), Gtd. Notes, 144A
4.500%	04/25/22		500	523,440
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes
4.250%	11/15/23	(a)	1,900	1,729,000
5.250%	05/01/23	(a)	1,100	1,061,500
Western Gas Partners LP, Sr. Unsec’d. Notes
4.000%	07/01/22	(a)	4,690	4,753,793
Western Refining, Inc., Gtd. Notes
6.250%	04/01/21		275	268,125
Williams Cos., Inc. (The), Sr. Unsec’d. Notes
3.700%	01/15/23		2,025	1,818,624
4.550%	06/24/24	(a)	5,905	5,491,538
Williams Partners LP, Sr. Unsec’d. Notes
3.350%	08/15/22		1,455	1,389,865
6.300%	04/15/40		680	760,696
WPX Energy, Inc., Sr. Unsec’d. Notes
6.000%	01/15/22		1,725	1,660,313
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A
8.750%	04/04/24		565	574,181
Sr. Unsec’d. Notes, RegS
8.875%	12/19/18		400	413,640

				191,098,877

Paper & Forest Products — 0.1%
Cascades, Inc. (Canada), Gtd. Notes
7.875%	01/15/20	(a)	775	806,000
International Paper Co., Sr. Unsec’d. Notes
4.750%	02/15/22		4,295	4,685,811
Mercer International, Inc., Gtd. Notes, 144A
7.000%	12/01/19	(a)	925	934,250
7.750%	12/01/22		400	405,000
PH Glatfelter Co., Gtd. Notes
5.375%	10/15/20		800	814,000
Sappi Papier Holding GmbH (South Africa), Sr. Sec’d. Notes, 144A
6.625%	04/15/21		200	205,000

				7,850,061

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Personal Products — 0.1%
Avon Products, Inc., Sr. Unsec’d. Notes
4.600%	03/15/20		2,935	$2,663,513
5.000%	03/15/23	(a)	2,880	2,570,400

				5,233,913

Pharmaceuticals — 0.1%
JLL/Delta Dutch Newco BV, Sr. Unsec’d. Notes, 144A
7.500%	02/01/22		400	406,000
Par Pharmaceutical Cos., Inc., Gtd. Notes
7.375%	10/15/20		275	287,375
Perrigo Co. PLC, Sr. Unsec’d. Notes
2.300%	11/08/18		5,075	5,071,001
Pinnacle Merger Sub, Inc., Sr. Unsec’d. Notes, 144A
9.500%	10/01/23		150	162,000
Valeant Pharmaceuticals International, Gtd. Notes, 144A
6.375%	10/15/20		2,150	2,246,750

				8,173,126

Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., Sr. Unsec’d. Notes
3.500%	01/31/23		4,450	4,299,626
Bestgain Real Estate Ltd. (China), Gtd. Notes, RegS
2.625%	03/13/18		1,000	975,548
BR Malls International Finance Ltd. (Brazil), Gtd. Notes, 144A
8.500%	01/29/49	(a)	560	570,892
BR Properties SA (Brazil), Gtd. Notes, 144A
9.000%	10/29/49		700	700,000
CBRE Services, Inc., Gtd. Notes
5.000%	03/15/23		2,800	2,861,320
CIFI Holdings Group Co. Ltd. (China), Gtd. Notes
12.250%	04/15/18		980	1,060,850
Corrections Corp. of America, Gtd. Notes
4.625%	05/01/23		275	264,687
Crown Castle International Corp., Sr. Unsec’d. Notes
4.875%	04/15/22	(a)	800	808,000
5.250%	01/15/23	(a)	1,675	1,708,500
DuPont Fabros Technology LP, Gtd. Notes
5.875%	09/15/21		625	636,719
Equity One, Inc., Gtd. Notes
3.750%	11/15/22		1,805	1,811,666
iStar Financial, Inc., Sr. Unsec’d. Notes
5.000%	07/01/19	(a)	875	848,750

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Real Estate Investment Trusts (REITs) (continued)
7.125%	02/15/18		450	$472,500
Jafz Sukuk Ltd. (United Arab Emirates), Gtd. Notes
7.000%	06/19/19		620	703,700
Longfor Properties Co. Ltd. (China), Gtd. Notes
6.750%	01/29/23		500	476,747
Gtd. Notes, MTN
6.875%	10/18/19		400	401,500
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes
3.500%	06/03/24		6,750	6,726,341
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes
6.375%	02/15/22		250	265,625
6.875%	05/01/21		325	347,750
Omega Healthcare Investors, Inc., Gtd. Notes
5.875%	03/15/24		650	690,625
Potlatch Corp., Gtd. Notes
7.500%	11/01/19		125	143,125
Rayonier AM Products, Inc., Gtd. Notes, 144A
5.500%	06/01/24		550	451,687
Shimao Property Holdings Ltd. (Hong Kong), Gtd. Notes
6.625%	01/14/20		800	776,400
8.125%	01/22/21		290	292,627
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong), Gtd. Notes, MTN
3.625%	01/16/23		3,900	3,886,596
4.500%	02/14/22		3,120	3,320,017

				35,501,798

Real Estate Management & Development — 0.1%
Alpha Star Holding Ltd. (United Arab Emirates), Sr. Unsec’d. Notes
4.970%	04/09/19		450	404,100
Forest City Enterprises, Inc., Sr. Unsec’d. Notes
4.250%	08/15/18		549	626,546
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A
8.250%	12/01/22		425	432,437
Howard Hughes Corp. (The), Sr. Unsec’d. Notes, 144A
6.875%	10/01/21	(a)	1,425	1,474,875
IFC Development Corporate Treasury Ltd. (Hong Kong), Gtd. Notes
2.375%	05/21/19		5,052	4,983,222
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A
5.250%	12/01/21		550	534,875

				8,456,055

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes
4.550%	09/01/44	(a)	5,455	$5,854,922
5.050%	03/01/41		585	658,869
5.150%	09/01/43	(a)	4,745	5,471,550
5.400%	06/01/41	(a)	965	1,151,163
GATX Corp., Sr. Unsec’d. Notes
2.500%	03/15/19		3,175	3,161,646
2.500%	07/30/19		2,215	2,198,286
3.500%	07/15/16		3,550	3,662,620
4.850%	06/01/21		635	703,195
Union Pacific Corp., Sr. Unsec’d. Notes
4.750%	09/15/41		1,385	1,556,078

				24,418,329

Semiconductors & Semiconductor Equipment
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A
5.750%	02/15/21	(a)	400	420,000
5.750%	03/15/23	(a)	575	605,187

				1,025,187

Software — 0.1%
Activision Blizzard, Inc., Gtd. Notes, 144A
6.125%	09/15/23	(a)	425	457,937
Avnet, Inc., Sr. Unsec’d. Notes
5.875%	06/15/20		4,780	5,340,426
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A
8.125%	07/15/21		775	728,500
Epicor Software Corp., Gtd. Notes
8.625%	05/01/19		425	446,250
iGATE Corp., Gtd. Notes
4.750%	04/15/19	(a)	1,800	1,800,000
MSCI, Inc., Gtd. Notes, 144A
5.250%	11/15/24		525	543,375

				9,316,488

Specialty Retail — 0.2%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A
9.250%	08/01/19		375	393,750
Aramark Services, Inc., Gtd. Notes
5.750%	03/15/20		800	826,000
Building Materials Holding Corp., Sr. Sec’d. Notes, 144A
9.000%	09/15/18		800	840,000
DBP Holding Corp., Gtd. Notes, 144A
7.750%	10/15/20		250	212,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Specialty Retail (continued)
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes
6.500%	05/01/21		1,050	$1,023,750
6.750%	01/15/22	(a)	325	317,687
Group 1 Automotive, Inc., Gtd. Notes, 144A
5.000%	06/01/22		425	415,437
Guitar Center, Inc., Sr. Sec’d. Notes, 144A
6.500%	04/15/19	(a)	975	838,500
Men’s Wearhouse, Inc. (The), Gtd. Notes, 144A
7.000%	07/01/22	(a)	425	436,687
Michaels Stores, Inc., Gtd. Notes, 144A
5.875%	12/15/20		350	353,500
New Look Bondco I PLC (United Kingdom), Sr. Sec’d. Notes, 144A
8.375%	05/14/18		800	828,000
O’Reilly Automotive, Inc., Gtd. Notes
3.800%	09/01/22		1,995	2,060,853
4.625%	09/15/21		690	752,335
4.875%	01/14/21	(a)	1,870	2,053,187
Outerwall, Inc., Gtd. Notes
6.000%	03/15/19		2,675	2,634,875
Gtd. Notes, 144A
5.875%	06/15/21		400	373,000
Pantry, Inc. (The), Gtd. Notes
8.375%	08/01/20		300	328,500
PC Nextco Holdings LLC/PC Nextco Finance, Inc., Sr. Unsec’d. Notes
8.750%	08/15/19		800	804,000
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A
10.250%	06/30/20	(a)	525	523,688
Rite Aid Corp., Gtd. Notes
6.750%	06/15/21		1,600	1,652,000
Sr. Unsec’d. Notes
7.700%	02/15/27		250	272,500
Sonic Automotive, Inc., Gtd. Notes
5.000%	05/15/23	(a)	1,275	1,236,750
7.000%	07/15/22		250	268,750

				19,446,249

Technology Hardware, Storage & Peripherals
Dell, Inc., Sr. Unsec’d. Notes
4.625%	04/01/21		175	168,656
Zebra Technologies Corp., Sr. Unsec’d. Notes, 144A
7.250%	10/15/22	(a)	425	446,250

				614,906

SEE NOTES TO FINANCIAL STATEMENTS.

A328

XXXXXXXXXXXXXXXXXXXXXXXXXXX (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Textiles, Apparel & Luxury Goods
Levi Strauss & Co., Sr. Unsec’d. Notes
6.875%	05/01/22			450	$483,750
Quiksilver, Inc./QS Wholesale, Inc., Gtd. Notes
10.000%	08/01/20	(a)		800	548,000
Springs Industries, Inc., Sr. Sec’d. Notes
6.250%	06/01/21	(a)		825	820,875
William Carter Co. (The), Gtd. Notes
5.250%	08/15/21			1,322	1,361,660
Wolverine World Wide, Inc., Gtd. Notes
6.125%	10/15/20			475	498,750

					3,713,035

Thrifts & Mortgage Finance
Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp., Gtd. Notes, 144A
5.875%	08/01/21			400	380,000

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes
2.625%	01/14/20			4,450	4,462,918
4.750%	05/05/21			2,815	3,113,449
9.250%	08/06/19			1,690	2,172,059
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A
3.500%	02/11/23	(a)		2,540	2,495,649
Reynolds American, Inc., Gtd. Notes
3.250%	11/01/22			1,745	1,699,703

					13,943,778

Trading Companies & Distributors
HD Supply, Inc., Sr. Sec’d. Notes, 144A
5.250%	12/15/21			900	915,750
Loxam SAS (France), Sr. Sub. Notes, 144A
7.000%	07/23/22		EUR	500	547,549

					1,463,299

Transportation Infrastructure
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes
6.850%	07/02/37			890	1,003,724
Mersin Uluslararasi Liman Isletmeciligi A/S (Turkey), Sr. Unsec’d. Notes, RegS
5.875%	08/12/20			1,085	1,159,865
Pelabuhan Indonesia III PT (Indonesia), Sr. Unsec’d. Notes, 144A
4.875%	10/01/24			240	241,200

					2,404,789

Wireless Telecommunication Services — 0.4%
B Communications Ltd. (Israel), Sr. Sec’d. Notes, 144A

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Wireless Telecommunication Services (continued)
7.375%	02/15/21		675	$713,813
Banglalink Digital Communications Ltd. (Bangladesh), Sr. Unsec’d. Notes, 144A
8.625%	05/06/19		480	476,400
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A
5.125%	03/11/23		600	640,368
5.350%	05/20/24		200	216,384
Gtd. Notes, RegS
5.125%	03/11/23		300	320,184
Crown Castle Towers LLC, Sr. Sec’d. Notes, 144A
6.113%	01/15/20		3,409	3,915,721
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes
8.250%	09/30/20		1,000	970,000
Sr. Unsec’d. Notes, 144A
7.125%	04/01/22		625	581,250
8.250%	09/30/20		200	194,000
Digicel Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A
6.000%	04/15/21		200	187,000
EarthLink, Inc., Sr. Sec’d. Notes
7.375%	06/01/20		300	304,500
GTP Acquisition Partners I LLC, Asset Backed, 144A
2.364%	05/15/18		2,185	2,167,013
4.347%	06/15/16		500	509,257
Matterhorn Financing & CY SCA (Luxembourg), Sr. Sec’d. Notes, PIK, 144A
9.000%	04/15/19	EUR	700	858,896
Matterhorn Mobile SA (Luxembourg), Sr. Sec’d. Notes, 144A
6.750%	05/15/19	CHF	350	369,679
Millicom International Cellular SA (Luxembourg), Sr. Unsec’d. Notes
6.625%	10/15/21		400	416,000
Sr. Unsec’d. Notes, 144A
6.625%	10/15/21		550	572,000
Mobile Challenger Intermediate Group SA (Switzerland), Sr. Sec’d. Notes, PIK, 144A
8.750%	03/15/19	CHF	1,575	1,600,822
8.750%	03/15/19	EUR	125	153,147
NII International Telecom Sarl, Gtd. Notes, 144A
11.375%	08/15/19		800	576,000
Play Topco SA (Poland), Sr, Unsec’d. Note, PIK, 144A
7.750%	02/28/20		EUR 475	581,960
SBA Tower Trust, First Lien, 144A
2.933%	12/15/17		685	693,752
Mortgage, 144A
2.898%	10/15/44		2,670	2,677,001
3.869%	10/15/49		4,755	4,837,295
SES SA (Luxembourg), Gtd. Notes, 144A
3.600%	04/04/23		1,665	1,681,763

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Wireless Telecommunication Services (continued)
Sprint Communications, Inc., Sr. Unsec’d. Notes
11.500%	11/15/21			300	$360,750
Sprint Corp., Gtd. Notes
7.125%	06/15/24	(a)		4,775	4,440,750
Sunrise Communications International SA (Switzerland), Sr. Sec’d. Notes, 144A
7.000%	12/31/17		EUR	750	937,035
T-Mobile USA, Inc., Gtd. Notes
6.000%	03/01/23	(a)		2,000	2,005,000
6.250%	04/01/21	(a)		2,025	2,072,587
6.633%	04/28/21			1,075	1,103,219
Turk Telekomunikasyon A/S (Turkey), Sr. Unsec’d. Notes, 144A
4.875%	06/19/24			600	603,154
UPC Holding BV (Netherlands), Sr. Unsec’d. Notes, 144A
6.750%	03/15/23		CHF	825	904,911
6.750%	03/15/23		EUR	200	264,094
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A
7.250%	11/15/21			300	328,125
UPCB Finance VI Ltd. (Netherlands), Sr. Sec’d. Notes, 144A
6.875%	01/15/22			350	380,625
ViaSat, Inc., Gtd. Notes
6.875%	06/15/20			550	572,000
Vimpel Communications Via VIP Finance Ireland Ltd. (Russia), Sr. Unsec’d. Notes, 144A
7.748%	02/02/21			925	768,675
Sr. Unsec’d. Notes, RegS
7.748%	02/02/21			300	249,300
VimpelCom Holdings BV (Russia), Gtd. Notes, 144A
5.200%	02/13/19			290	234,900
7.504%	03/01/22			225	182,250
Gtd. Notes, RegS
7.504%	03/01/22			1,150	931,500
Virgin Media Finance PLC (United Kingdom), Sr. Unsec’d Notes, 144A
7.000%	04/15/23		GBP	625	1,056,928
Sr. Unsec’d. Notes, 144A
6.000%	10/15/24			450	470,813
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A
7.375%	04/23/21			2,125	2,005,575
Sr. Sec’d. Notes, 144A
4.750%	07/15/20			900	841,500

					46,927,896

TOTAL CORPORATE OBLIGATIONS (cost $1,343,808,679)					1,333,481,620

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS — 2.6%
Arab Republic of Egypt (Egypt), Sr. Unsec’d. Notes, RegS
6.875%	04/30/40			250	$256,875
Argentina Bonar Bonds (Argentina), Bonds
7.000%	10/03/15			3,120	3,038,620
7.000%	04/17/17			3,560	3,368,254
8.750%	05/07/24			7,091	6,833,510
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes
2.260%(c)	12/31/38		EUR	1,635	969,434
8.280%	12/31/33	(a)		939	838,384
8.750%	06/02/17			480	432,000
Barbados Government International Bond (Barbados), Sr. Unsec’d. Notes, RegS
6.625%	12/05/35			200	169,000
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes
4.138%	01/03/23			2,410	2,434,100
4.854%	02/06/24			5,585	5,808,400
5.603%	07/20/20			1,095	1,199,025
Brazil Notas do Tesouro Nacional (Brazil), Notes
6.000%	08/15/24		BRL	6,195	5,772,182
6.000%	08/15/50		BRL	350	320,509
10.000%	01/01/21		BRL	2,500	848,788
Sr. Notes
10.000%	01/01/17		BRL	29,461	10,551,655
Brazil Notas do Tesouro Nacional Series B (Brazil), Notes
6.000%	05/15/17		BRL	4,760	4,512,276
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes
2.625%	01/05/23			2,355	2,143,050
4.250%	01/07/25			2,400	2,400,000
5.000%	01/27/45			2,245	2,200,100
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes
5.625%	02/26/44			500	562,500
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes
5.500%	04/04/23			1,300	1,346,800
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes
6.600%	01/28/24			140	149,100
Sr. Unsec’d. Notes, RegS, 144A
9.040%	01/23/18			57	60,824
El Salvador Government International Bond (El Salvador), Unsec’d. Notes
6.375%	01/18/27			375	375,937
Financing of Infrastrucural Projects State Enterprise (Ukraine), Gov’t. Gtd. Notes, RegS
9.000%	12/07/17			2,500	1,500,000
Gabonese Republic (Gabon), Bonds, RegS
6.375%	12/12/24			400	380,000
Grenada Government International Bond (Grenada), Sr. Unsec’d. Notes, RegS(g)(i)
6.000%	09/15/25			284	92,328

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Hazine Mustesarligi Varlik Kiralama A/S (Turkey), Sr. Unsec’d. Notes
4.557%	10/10/18			400	$418,500
Sr. Unsec’d. Notes, 144A
4.489%	11/25/24			815	824,169
Hellenic Republic Government Bond (Greece), Bonds
2.000%	02/24/27		EUR	3,688	2,459,640
Sr. Unsec’d. Notes
4.750%	04/17/19		EUR	970	934,588
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes
5.375%	03/25/24			1,210	1,309,825
7.625%	03/29/41	(a)		2,400	3,190,800
Iceland Government International Bond (Iceland), Unsec’d. Notes, RegS
5.875%	05/11/22			2,250	2,521,609
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes
3.375%	04/15/23			1,100	1,039,500
Sr. Unsec’d. Notes, RegS
4.625%	04/15/43			2,800	2,593,500
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes
6.125%	05/15/28		IDR	22,654,000	1,516,675
7.000%	05/15/27		IDR	14,346,000	1,059,948
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes
5.375%	07/23/24			450	429,840
Sr. Unsec’d. Notes, RegS
5.750%(c)	12/31/32			2,250	2,148,750
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes
7.625%	07/09/25			2,055	2,147,475
8.000%	06/24/19			595	633,675
8.500%	11/16/21			189	196,808
Unsec’d. Notes
10.625%	06/20/17			1,100	1,248,500
Mexican Bonos (Mexico), Bonds
6.500%	06/09/22		MXN	29,800	2,117,739
7.500%	06/03/27		MXN	6,500	491,646
7.750%	11/13/42		MXN	126,800	9,894,203
8.000%	06/11/20		MXN	39,000	2,975,216
8.500%	12/13/18		MXN	9,000	687,371
10.000%	11/20/36		MXN	14,938	1,418,458
Mexican Udibonos (Mexico), Bonds, TIPS
2.500%	12/10/20		MXN	2,917	1,064,781
4.000%	11/15/40		MXN	2,000	802,044
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes
4.000%	10/02/23			500	518,750
5.750%	10/12/2110			376	404,200
6.050%	01/11/40			1,820	2,225,860
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44			5,206	5,427,255
Mongolia Government International Bond (Mongolia), Sr. Unsec’d. Notes
4.125%	01/05/18			215	197,800

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes, RegS
4.125%	01/05/18		575	$529,000
5.125%	12/05/22		600	516,000
Morocco Government International Bond (Morocco), Sr. Unsec’d. Notes
4.250%	12/11/22		5,500	5,568,750
Pakistan Government International Bond (Pakistan), Sr. Unsec’d. Notes
7.250%	04/15/19		200	202,900
Perusahaan Penerbit SBSN Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS
3.300%	11/21/22		2,950	2,795,125
Province of Manitoba Canada (Canada), Sr. Unsec’d. Notes
3.050%	05/14/24		1,680	1,741,122
Unsec’d. Notes
1.300%	04/03/17	(a)	2,125	2,138,643
Province of Ontario Canada (Canada), Sr. Unsec’d. Notes
1.200%	02/14/18		3,155	3,128,719
2.500%	09/10/21		7,495	7,551,580
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, RegS
5.750%	01/20/42		300	353,250
Republic of Brazil (Brazil), Sr. Unsec’d. Notes
4.875%	01/22/21		1,800	1,912,500
5.625%	01/07/41		4,970	5,355,175
Republic of Colombia (Colombia), Sr. Unsec’d. Notes
2.625%	03/15/23		2,885	2,678,723
4.000%	02/26/24		400	409,000
4.375%	07/12/21		200	211,500
6.125%	01/18/41	(a)	2,565	3,071,587
Republic of Congo (Congo), Sr. Unsec’d. Notes, RegS
3.500%(c)	06/30/29		153	137,655
Republic of Costa Rica (Costa Rica), Sr. Unsec’d. Notes
5.625%	04/30/43		340	279,650
Republic of El Salvador (El Salvador), Sr. Unsec’d. Notes
5.875%	01/30/25		950	923,875
Republic of Ghana (Ghana), Unsec’d. Notes
8.125%	01/18/26		255	235,875
Republic of Iceland (Iceland), Unsec’d. Notes
4.875%	06/16/16		850	889,402
5.875%	05/11/22		735	823,726
Unsec’d. Notes, RegS
4.875%	06/16/16		1,000	1,046,355
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes
3.750%	04/25/22		4,300	4,235,500
4.875%	05/05/21		5,215	5,508,344
5.250%	01/17/42		1,000	1,008,750
Sr. Unsec’d. Notes, RegS
3.750%	04/25/22		760	748,600
4.875%	05/05/21		2,400	2,535,000

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
5.875%	03/13/20			1,169	$1,294,667
7.750%	01/17/38			980	1,282,575
Republic of Iraq (Iraq), Unsec’d. Notes, RegS
5.800%	01/15/28			1,590	1,327,650
Republic of Kazakhstan (Kazakhstan), Sr. Unsec’d. Notes
4.875%	10/14/44			200	183,000
Republic of Namibia (Namibia), Sr. Unsec’d. Notes
5.500%	11/03/21			300	315,000
Republic of Pakistan (Pakistan), Unsec’d. Notes
6.750%	12/03/19			2,600	2,574,000
Republic of Paraguay (Paraguay), Notes
6.100%	08/11/44			600	639,000
Republic of Philippines (Philippines), Sr. Unsec’d. Notes
4.200%	01/21/24			1,500	1,627,500
6.250%	01/14/36		PHP	16,000	402,034
6.375%	10/23/34			1,575	2,110,500
Republic of Serbia (Serbia), Bonds, RegS
4.875%	02/25/20			5,365	5,356,953
Sr. Unsec’d. Notes
5.250%	11/21/17			270	277,290
Sr. Unsec’d. Notes, RegS
5.250%	11/21/17			1,175	1,206,725
6.750%(c)	11/01/24			529	531,633
7.250%	09/28/21			4,460	4,995,557
Unsec’d. Notes
5.875%	12/03/18			640	667,200
Unsec’d. Notes, RegS
5.875%	12/03/18			375	390,937
Republic of South Africa (South Africa), Bonds
7.750%	02/28/23		ZAR	48,000	4,128,720
Republic of Turkey (Turkey), Bonds
8.500%	07/10/19		TRY	3,300	1,450,301
Republic of Vietnam (Vietnam), Sr. Unsec’d. Notes
4.800%	11/19/24			1,200	1,233,000
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN
4.875%	11/07/19		EUR	160	223,908
Sr. Unsec’d. Notes, RegS
4.375%	08/22/23			1,000	1,051,250
Sr. Unsec’d. Notes, 1
4.375%	08/22/23			996	1,047,045
Sr. Unsec’d. Notes, 3, RegS
6.750%	02/07/22			500	601,815
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, RegS
4.500%	04/04/22			1,600	1,414,800
7.500%(c)	03/31/30			18,213	18,886,808
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes
4.125%	02/18/19	(a)		840	879,917

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
5.250%	02/18/24			550	$604,313
5.850%	05/10/23			1,810	2,046,477
Sr. Unsec’d. Notes, RegS
5.850%	05/10/23			3,595	4,064,687
South Africa Government International Bond (South Africa), Bonds
8.000%	12/21/18		ZAR	8,700	770,598
Sr. Unsec’d. Notes
4.665%	01/17/24	(a)		3,360	3,477,600
5.500%	03/09/20			1,170	1,281,152
5.875%	09/16/25	(a)		5,455	6,143,694
6.875%	05/27/19			1,355	1,548,087
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes
6.000%	01/14/19			1,135	1,180,400
Sr. Unsec’d. Notes, RegS
5.875%	07/25/22			400	406,500
6.250%	10/04/20			800	833,000
6.250%	07/27/21			400	419,000
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes
5.125%	03/01/17			345	375,209
Tanzania Government International Bond (Tanzania), Bonds, RegS
6.329%(c)	03/08/20			1,100	1,149,500
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes
4.875%	04/16/43			1,200	1,195,296
5.125%	03/25/22			4,800	5,106,000
5.625%	03/30/21			4,425	4,861,969
6.000%	01/14/41			3,125	3,546,875
6.250%	09/26/22			2,350	2,681,937
6.750%	05/30/40			375	463,125
6.875%	03/17/36			1,600	1,978,000
7.000%	03/11/19			3,000	3,420,000
7.000%	06/05/20			2,000	2,325,496
7.500%	11/07/19			2,800	3,282,300
8.000%	02/14/34			900	1,232,100
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes
6.250%	06/17/16			400	259,400
Sr. Unsec’d. Notes, RegS
6.580%	11/21/16			6,615	4,101,300
6.750%	11/14/17			850	525,980
9.250%	07/24/17	(a)		779	475,190
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes
7.650%	04/21/25			2,040	864,960
Sr. Unsec’d. Notes, RegS
8.250%	10/13/24			2,200	957,000
9.250%	05/07/28			2,382	1,045,610
11.950%	08/05/31			4,524	2,261,750
12.750%	08/23/22			4,130	2,112,495
Wakala Global Sukuk Bhd (Malaysia), Sr. Unsec’d. Notes, RegS
4.646%	07/06/21			500	550,530

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Zambia Government International Bond (Zambia), Unsec’d. Notes, RegS
5.375%	09/20/22	1,250	$1,153,125

TOTAL FOREIGN GOVERNMENT BONDS (cost $308,118,015)			292,799,522

MUNICIPAL BONDS — 0.7%
California — 0.1%
Bay Area Toll Authority, Revenue Bonds, BABs
6.263%	04/01/49	2,375	3,351,434
City of Los Angeles Department of Airports, Revenue Bonds, BABs
7.053%	05/15/40	1,230	1,739,675
East Bay Municipal Utility District, Revenue Bonds, BABs
5.874%	06/01/40	1,505	2,005,051
San Diego County Water Authority, Revenue Bonds, BABs
6.138%	05/01/49	275	373,549
University of California, Revenue Bonds
4.601%	05/15/31	4,900	5,412,932

			12,882,641

Colorado
Denver City & County School District No. 1, Certificate Participation
4.242%	12/15/37	1,215	1,249,263

District of Columbia
District of Columbia, Revenue Bonds, BABs
5.591%	12/01/34	120	147,532

Florida — 0.1%
State Board of Administration Finance Corp., Revenue Bonds
1.298%	07/01/16	2,100	2,117,451
2.995%	07/01/20	3,695	3,755,118

			5,872,569

Illinois — 0.1%
Chicago Transit Authority, Revenue Bonds
6.899%	12/01/40	1,935	2,438,023
City of Chicago IL O’Hare International Airport Revenue, Revenue Bonds, BABs
6.395%	01/01/40	480	649,344
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Ltd., BABs
5.720%	12/01/38	2,065	2,560,951

			5,648,318

Kansas
Kansas Development Finance Authority, Revenue Bonds
5.501%	05/01/34	125	145,721

Maryland
Maryland State Transportation Authority, Revenue Bonds, BABs
5.754%	07/01/41	1,140	1,441,234

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Maryland (continued)
5.888%	07/01/43	2,120	$2,766,218

			4,207,452

Massachusetts
Commonwealth of Massachusetts, General Obligation Ltd., BABs
4.500%	08/01/31	840	931,812

New York — 0.2%
City of New York, General Obligation Unlimited, BABs
5.846%	06/01/40	1,180	1,518,601
6.271%	12/01/37	645	857,205
Metropolitan Transportation Authority, Revenue Bonds, BABs
7.336%	11/15/39	1,940	2,965,271
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
5.267%	05/01/27	1,810	2,150,045
Revenue Bonds, BABs
5.508%	08/01/37	1,905	2,372,544
New York City Water & Sewer System, Revenue Bonds, BABs
5.952%	06/15/42	265	356,051
Port Authority of New York & New Jersey, Revenue Bonds
4.458%	10/01/62	5,820	6,142,079
Utility Debt Securitization Authority, Revenue Bonds
2.042%	06/15/21	1,820	1,835,725

			18,197,521

North Carolina — 0.1%
University of North Carolina at Chapel Hill, Revenue Bonds
3.847%	12/01/34	5,675	5,990,814

Ohio
JobsOhio Beverage System, Revenue Bonds
4.532%	01/01/35	1,915	2,081,203

Oregon
State of Oregon, General Obligation Unlimited
5.892%	06/01/27	60	74,500

Pennsylvania
Philadelphia Authority for Industrial Development, Revenue Bonds
3.964%	04/15/26	3,920	3,946,774

Puerto Rico
Commonwealth of Puerto Rico, General Obligation Unlimited
8.000%	07/01/35	3,330	2,897,100
Government Development Bank for Puerto Rico, Revenue Bonds
3.448%	02/01/15	180	176,861
3.800%	08/01/15	400	375,124
5.000%	12/01/15	810	775,931

			4,225,016

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
South Carolina
South Carolina State Public Service Authority, Revenue Bonds
4.322%	12/01/27	1,460	$1,613,548

Texas
Texas Transportation Commission, Revenue Bonds, BABs
5.178%	04/01/30	2,420	2,903,492

Utah
Utah Transit Authority, Revenue Bonds, BABs
5.937%	06/15/39	1,920	2,547,245

Virginia — 0.1%
University of Virginia, Revenue Bonds, BABs
5.000%	09/01/40	1,130	1,389,188
Virginia Commonwealth Transportation Board, Revenue Bonds, BABs
5.350%	05/15/35	1,470	1,750,358
Virginia Public Building Authority, Revenue Bonds, BABs
5.900%	08/01/30	1,015	1,291,537
Virginia Public School Authority, Revenue Bonds
4.250%	12/15/30	1,755	1,909,177

			6,340,260

TOTAL MUNICIPAL BONDS (cost $73,714,647)			79,005,681

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A2
2.693%(c)	02/25/34	32	31,398
Series 2004-D, Class 2A2
2.660%(c)	05/25/34	15	14,530
Series 2004-H, Class 2A2
2.644%(c)	09/25/34	24	23,384
Series 2004-I, Class 3A2
2.620%(c)	10/25/34	9	8,945
Series 2005-J, Class 2A1
2.699%(c)	11/25/35	139	127,569
Series 2005-J, Class 3A1
2.703%(c)	11/25/35	34	32,022
Credit Suisse Mortgage Capital Certificates, Series 2010-1R, Class 42A1, 144A(g)
5.000%	10/27/36	46	47,529
DSLA Mortgage Loan Trust, Series 2004-AR1, Class A1A
1.004%(c)	09/19/44	2,174	2,073,224
Fannie Mae Connecticut Avenue Securities, Series 2014-C04, Class 1M1
2.105%(c)	11/25/24	3,796	3,799,805
Series 2014-C04, Class 2M1
2.255%(c)	11/25/24	1,976	1,982,593
Fosse Master Issuer PLC (United Kingdom), Series 2011-1A, Class A5, 144A
3.231%(c)	10/18/54	527	533,963
Series 2012-1A, Class 3A1, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
1.731%(c)	10/18/54	2,620	$2,687,009
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN3, Class M2
2.570%(c)	08/25/24	2,930	2,912,106
Series 2014-HQ2, Class M2
2.370%(c)	09/25/24	2,425	2,368,350
Series 2014-HQ3, Class M2
2.820%(c)	10/25/24	1,665	1,655,728
Government National Mortgage Assoc., Series 2010-92, Class PI, IO
4.500%	11/20/37	1,182	115,939
Series 2010-103, Class IN, IO
4.500%	02/20/39	1,231	116,160
Series 2010-164, Class MI, IO
4.000%	09/20/37	5,825	549,595
Series 2011-41, Class AI, IO
4.500%	12/20/39	1,595	207,822
Series 2011-88, Class EI, IO
4.500%	11/20/39	1,449	173,697
Series 2013-24, Class OI, IO
4.000%	02/20/43	1,964	387,594
Holmes Master Issuer PLC (United Kingdom), Series 2012-1A, Class A2, 144A
1.881%(c)	10/15/54	1,087	1,090,240
Series 2012-3A, Class B1, 144A
2.431%(c)	10/15/54	1,250	1,298,229
JP Morgan Mortgage Trust, Series 2007-A1, Class 1A1
2.552%(c)	07/25/35	387	391,958
Sequoia Mortgage Trust, Series 2010-H1, Class A1
2.106%(c)	02/25/40	15	14,518
Series 2013-6, Class A1
2.500%(c)	05/25/43	3,117	2,982,227
Series 2013-7, Class A2
3.000%(c)	06/25/43	1,486	1,465,895
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR12, Class 2A1
2.376%(c)	09/25/35	84	85,198
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-O, Class 5A1
2.490%(c)	01/25/34	23	22,798
Series 2004-G, Class A3
2.607%(c)	06/25/34	151	150,878

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $27,047,908)			27,350,903

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.3%
Federal Home Loan Mortgage Corp.
2.202%(c)	04/01/37	280	297,665
2.225%(c)	07/01/35	19	19,833
2.280%(c)	03/01/36	31	33,419
2.285%(c)	09/01/32	1	1,256
2.348%(c)	01/01/36	5	4,873
2.358%(c)	02/01/37	156	166,685
2.369%(c)	02/01/35	77	82,695

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.419%(c)	02/01/37	53	$57,021
2.432%(c)	01/01/37	21	22,156
2.478%(c)	11/01/35	13	14,284
2.500%	05/01/28	3,224	3,285,683
2.609%(c)	02/01/37	81	87,475
2.761%(c)	02/01/37	67	72,499
3.000%	01/01/43-07/01/43	27,749	28,085,124
3.500%	09/01/42-05/01/43	23,712	24,685,472
4.000%	08/01/26-12/01/41	15,017	16,045,867
4.500%	04/01/19-04/01/41	16,476	17,863,827
4.500%	TBA	7,080	7,673,780
5.000%	10/01/18-08/01/40	8,730	9,707,100
5.500%	12/01/18-01/01/38	3,391	3,817,134
5.869%(c)	12/01/36	3	3,687
5.945%(c)	10/01/36	15	15,949
6.000%	10/01/32-08/01/38	1,156	1,322,862
6.058%(c)	11/01/36	12	12,398
6.106%(c)	10/01/36	19	20,583
6.421%(c)	08/01/36	8	8,874
6.500%	08/01/36	55	62,889
7.000%	06/01/32	5	5,375
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.875%(c)	04/25/22	1,881	1,872,597
1.426%(c)	08/25/17	1,205	1,211,321
Federal National Mortgage Assoc.
1.987%(c)	12/01/35	5	5,611
2.056%(c)	07/01/35	36	38,064
2.125%(c)	09/01/37	33	35,360
2.159%(c)	08/01/37	64	68,808
2.174%(c)	12/01/35	29	30,306
2.192%(c)	11/01/35	52	55,711
2.205%(c)	08/01/36	44	47,096
2.206%(c)	11/01/37	184	198,325
2.493%(c)	01/01/37	68	72,547
2.500%	10/01/27-02/01/43	55,018	55,887,917
2.500%	TBA	7,735	7,875,197
2.506%(c)	12/01/35	11	12,150
2.651%(c)	12/01/36	52	55,920
3.000%	01/01/27-11/01/43	101,778	103,618,823
3.000%	TBA	26,630	27,679,598
3.000%	TBA	35,515	35,925,642
3.500%	03/01/34-11/01/44	42,148	44,027,347
3.500%	TBA	21,280	22,182,740
4.000%	04/01/24-06/01/42	76,064	81,313,424
4.000%	TBA	4,470	4,736,104
4.000%	TBA	25,000	26,681,348
4.500%	05/01/19-04/01/42	74,626	81,081,810
4.500%	TBA	23,935	25,980,696
5.000%	05/01/18-02/01/42	52,057	57,624,388
5.000%	TBA	22,315	24,654,152
5.500%	01/01/17-09/01/41	32,638	36,554,906
5.500%	TBA	14,560	16,286,726
6.000%	04/01/21-10/01/40	29,585	33,698,360
6.056%(c)	09/01/36	3	3,082
6.500%	07/01/32-05/01/40	9,043	10,303,817
7.000%	01/01/31-04/01/37	32	34,456

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc., IO
6.500%	02/25/32		7	$1,269
Government National Mortgage Assoc.
2.500%	12/20/42-03/20/43		25,750	25,442,003
3.000%	12/20/42-12/20/44		16,264	16,653,934
3.000%	TBA		14,870	15,206,434
3.500%	08/20/42-11/20/44		48,433	50,916,036
3.500%	TBA		5,200	5,458,375
4.000%	09/20/25-05/20/41		19,800	21,291,924
4.000%	TBA		30,060	32,229,605
4.500%	11/20/39-03/20/41		21,443	23,550,075
4.500%	TBA		7,110	7,768,508
5.000%	03/20/34-08/20/41		10,553	11,753,696
5.500%	10/20/32-01/20/36		8,894	10,041,529
6.000%	01/20/33-06/20/44		844	948,884
6.500%	09/20/32-12/20/33		14	15,450
8.000%	12/15/16-07/15/23		4	3,848
8.500%	06/15/16-07/15/26		8	9,423
9.500%	03/15/19-01/15/20		1	1,124

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,021,820,124)				1,034,622,931

U.S. TREASURY OBLIGATIONS — 6.5%
U.S. Treasury Bonds
3.125%	02/15/43		70,570	75,769,033
3.375%	05/15/44		8,955	10,081,369
4.625%	02/15/40		6,945	9,440,859
5.375%	02/15/31		5,115	7,129,430
U.S. Treasury Inflation Indexed Bonds
0.125%	07/15/24		3,870	3,727,104
0.625%	01/15/24		55,635	56,860,800
1.625%	01/15/15		10,835	13,450,811
1.875%	07/15/15		11,170	13,678,613
U.S. Treasury Notes
0.375%	08/31/15		8,535	8,546,334
0.500%	06/30/16		5,070	5,071,582
0.625%	11/30/17		155,225	153,236,257
0.875%	02/28/17	(a)	132,125	132,445,007
1.250%	10/31/18		12,215	12,135,798
1.500%	05/31/19		80,000	79,800,000
1.500%	11/30/19	(a)	20,680	20,549,137
2.000%	08/31/21		58,265	58,442,533
2.500%	03/31/15		39,095	39,322,533
2.625%(k)	04/30/16		3,840	3,952,201
3.000%	11/15/44		21,225	22,306,159

TOTAL U.S. TREASURY OBLIGATIONS (cost $711,912,255)				725,945,560

TOTAL LONG-TERM INVESTMENTS (cost $8,798,423,500)				9,878,761,812

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

			Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 17.0%
AFFILIATED MONEY MARKET MUTUAL FUND — 16.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,831,001,067; includes $452,507,359 of cash collateral for securities on loan)(b)(w)(Note 4)			1,831,001,067	$1,831,001,067

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 0.5%
U.S. Treasury Bills
0.038%	04/09/15		5,000	4,999,630
0.041%	04/09/15	(h)(k)	50,000	49,996,300

TOTAL U.S. TREASURY OBLIGATIONS (cost $54,994,958)				54,995,930

TOTAL SHORT-TERM INVESTMENTS (cost $1,885,996,025)				1,885,996,997

TOTAL INVESTMENTS — 106.0% (cost $10,684,419,525)				11,764,758,809
Liabilities in excess of other assets(x) — (6.0)%				(668,022,062)

NET ASSETS — 100.0%				$11,096,736,747

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $441,594,734; cash collateral of $452,507,359 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
409	2 Year U.S. Treasury Notes	Mar. 2015	$89,542,709	$89,404,844	$(137,865)
826	5 Year U.S. Treasury Notes	Mar. 2015	98,252,014	98,235,922	(16,092)
578	10 Year U.S. Treasury Notes	Mar. 2015	72,922,234	73,288,594	366,360
261	20 Year U.S. Treasury Bonds	Mar. 2015	36,697,641	37,730,813	1,033,172
217	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	34,257,863	35,845,688	1,587,825
81	ASX SPI 200 Index	Mar. 2015	8,449,555	8,899,228	449,673
1,441	Euro STOXX 50	Mar. 2015	51,892,112	54,629,700	2,737,588
425	FTSE 100 Index	Mar. 2015	41,208,307	43,205,463	1,997,156
279	Mini MSCI EAFE Index	Mar. 2015	24,898,515	24,522,705	(375,810)
266	Russell 2000 Mini Index	Mar. 2015	31,157,500	31,938,620	781,120
4,566	S&P 500 E-Mini	Mar. 2015	461,837,850	468,562,920	6,725,070
252	TOPIX Index	Mar. 2015	30,418,835	29,611,788	(807,047)

					14,341,150

Short Positions:
1,134	10 Year U.S. Treasury Notes	Mar. 2015	142,885,970	143,787,656	(901,686)
51	20 Year U.S. Treasury Bonds	Mar. 2015	7,185,915	7,372,688	(186,773)

					(1,088,459)

					$13,252,691

(1)	Cash of $115,335 and U.S. Treasury Securities with market values of $1,450,170 and $34,157,472 have been segregated with Goldman Sachs & Co. and JPMorgan Chase, respectively, to cover requirements for open contracts at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/20/15	Goldman Sachs & Co.	AUD	8,033	$6,549,838	$6,548,285	$(1,553)
Brazilian Real,
Expiring 02/23/15	Morgan Stanley	BRL	384	141,223	142,388	1,165
British Pound,
Expiring 01/09/15	Bank of New York Mellon	GBP	180	282,240	280,529	(1,711)
Expiring 01/09/15	Bank of New York Mellon	GBP	37	57,404	57,650	246
Expiring 01/20/15	Morgan Stanley	GBP	17,437	27,280,710	27,172,995	(107,715)
Colombian Peso,
Expiring 02/26/15	Canadian Imperial Bank of Commerce	COP	2,260,365	943,241	948,643	5,402
Egyptian Pound,
Expiring 01/14/15	Goldman Sachs & Co.	EGP	7,439	1,016,951	1,028,829	11,878
Euro,
Expiring 01/20/15	Goldman Sachs & Co.	EUR	26,848	33,322,827	32,494,583	(828,244)
Expiring 02/23/15	Bank of New York Mellon	EUR	638	785,863	772,405	(13,458)
Hungarian Forint,
Expiring 02/23/15	Bank of New York Mellon	HUF	20,213	79,090	77,148	(1,942)
Indian Rupee,
Expiring 02/23/15	Hong Kong & Shanghai Bank	INR	122,962	1,961,899	1,926,474	(35,425)
Japanese Yen,
Expiring 01/20/15	Hong Kong & Shanghai Bank	JPY	2,975,761	25,318,534	24,847,883	(470,651)
Mexican Peso,
Expiring 02/23/15	Hong Kong & Shanghai Bank	MXN	21,728	1,487,781	1,467,749	(20,032)
Expiring 02/23/15	Royal Bank of Scotland	MXN	12,992	915,510	877,623	(37,887)
Russian Ruble,
Expiring 02/24/15	Bank of America	RUB	24,506	435,098	390,683	(44,415)
Expiring 02/24/15	Credit Suisse First Boston Corp.	RUB	25,766	449,825	410,770	(39,055)
South African Rand,
Expiring 02/23/15	Bank of New York Mellon	ZAR	1,047	89,668	89,729	61
Swiss Franc,
Expiring 01/20/15	Barclays Capital Group	CHF	450	455,904	452,778	(3,126)
Expiring 01/20/15	Goldman Sachs & Co.	CHF	13,070	13,510,552	13,150,693	(359,859)
Expiring 02/12/15	JPMorgan Chase	CHF	184	180,876	185,265	4,389
Turkish Lira,
Expiring 02/23/15	JPMorgan Chase	TRY	71	31,488	30,192	(1,296)
Zambian Kwacha,
Expiring 01/14/15	JPMorgan Chase	ZMW	2,640	405,157	409,388	4,231

				$115,701,679	$113,762,682	(1,938,997)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 02/23/15	Morgan Stanley	BRL	40,688	$15,231,535	$15,087,171	$144,364
Expiring 02/23/15	Morgan Stanley	BRL	3,111	1,143,918	1,153,563	(9,645)
Expiring 02/23/15	Royal Bank of Scotland	BRL	648	247,375	240,279	7,096
British Pound,
Expiring 01/09/15	Deutsche Bank AG	GBP	6,454	10,359,264	10,058,063	301,201
Expiring 01/09/15	Hong Kong & Shanghai Bank	GBP	10	16,463	15,993	470
Canadian Dollar,
Expiring 03/19/15	Royal Bank of Scotland	CAD	818	700,884	703,069	(2,185)
Euro,
Expiring 02/23/15	Bank of America	EUR	8,859	11,127,746	10,725,296	402,450
Expiring 02/23/15	Bank of New York Mellon	EUR	308	376,545	372,885	3,660
Expiring 02/23/15	JPMorgan Chase	EUR	212	261,551	256,661	4,890
Expiring 03/12/15	Bank of America	EUR	13,174	16,370,275	15,951,615	418,660

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Hungarian Forint,
Expiring 02/23/15	Royal Bank of Scotland	HUF	250,928	$1,014,301	$957,728	$56,573
Indonesian Rupiah,
Expiring 02/23/15	Hong Kong & Shanghai Bank	IDR	17,091,399	1,393,510	1,366,601	26,909
Expiring 02/23/15	Hong Kong & Shanghai Bank	IDR	3,553,020	285,498	284,094	1,404
Expiring 02/23/15	JPMorgan Chase	IDR	4,922,500	391,451	393,595	(2,144)
Expiring 02/23/15	Standard Chartered PLC	IDR	24,329,462	1,947,915	1,945,345	2,570
Mexican Peso,
Expiring 02/23/15	Bank of New York Mellon	MXN	16,722	1,148,596	1,129,577	19,019
Expiring 02/23/15	Bank of New York Mellon	MXN	6,499	442,383	439,014	3,369
Expiring 02/23/15	Credit Suisse First Boston Corp.	MXN	238,029	17,471,300	16,079,107	1,392,193
Expiring 02/23/15	JPMorgan Chase	MXN	8,321	586,559	562,089	24,470
Expiring 02/23/15	Morgan Stanley	MXN	56,425	4,033,002	3,811,568	221,434
Romanian Leu,
Expiring 01/15/15	Bank of America	RON	3,557	1,016,257	960,034	56,223
Russian Ruble,
Expiring 02/24/15	Credit Suisse First Boston Corp.	RUB	50,272	934,771	801,453	133,318
South African Rand,
Expiring 02/23/15	Bank of New York Mellon	ZAR	22,046	1,884,515	1,889,362	(4,847)
Expiring 02/23/15	Deutsche Bank AG	ZAR	37,548	3,357,236	3,217,897	139,339
Swiss Franc,
Expiring 02/12/15	Hong Kong & Shanghai Bank	CHF	3,346	3,457,621	3,368,077	89,544
Turkish Lira,
Expiring 02/23/15	Royal Bank of Scotland	TRY	1,277	560,664	540,200	20,464
Expiring 02/23/15	Royal Bank of Scotland	TRY	606	267,314	256,426	10,888

				$96,028,449	$92,566,762	3,461,687

						$1,522,690

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CBMX.AM.CDSI.NA	01/17/47	1.000%	3,028	$(95,653)	$(91,659)	$(3,994)	Goldman Sachs & Co.
CDX.EM.CDS1.S22	12/20/19	5.000%	68,300	(7,108,046)	(4,928,872)	(2,179,174)	JPMorgan Chase

				$(7,203,699)	$(5,020,531)	$(2,183,168)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2014(4)	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
CDX.HY.CDS1.S23	12/20/19	5.000%	50,700	$2,989,290	$3,229,497	$240,207
CDX.IG.CDS.S23	12/20/19	1.000%	279,500	4,662,188	4,555,783	(106,405)

				$7,651,478	$7,785,280	$133,802

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2014(5) (Unaudited)	Fair Value	Upfront Premiums (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
Time Warner Cable, Inc.	12/20/19	1.000%	1,220	*	$(27,262)	$(23,196)	$(4,066)	JPMorgan Chase
Time Warner Cable, Inc.	12/20/19	6.000%	645	*	(15,128)	(8,361)	(6,767)	Goldman Sachs & Co.
Time Warner Cable, Inc.	12/20/19	1.000%	610	*	(13,631)	(11,573)	(2,058)	JPMorgan Chase
Time Warner Cable, Inc.	12/20/19	1.000%	305	*	(6,815)	(5,797)	(1,018)	JPMorgan Chase
Time Warner Cable, Inc.	12/20/19	1.000%	305	*	(6,815)	(5,807)	(1,008)	JPMorgan Chase

					$(69,651)	$(54,734)	$(14,917)

U.S. Treasury Security with market value of $6,570,514 has been segregated with JPMorgan Chase to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$4,586,742,878	$1,342,068,602	$—
Preferred Stocks	6,607,250	21,353,586	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	227,508,115	653,466
Residential Mortgage-Backed Securities	—	6,803,585	—
Commercial Mortgage-Backed Securities	—	193,818,113	—
Corporate Obligations	—	1,308,918,942	24,562,678
Foreign Government Bonds	—	292,799,522	—
Municipal Bonds	—	79,005,681	—
Residential Mortgage-Backed Securities	—	27,350,903	—
U.S. Government Agency Obligations	—	1,034,622,931	—
U.S. Treasury Obligations	—	780,941,490	—
Affiliated Money Market Mutual Fund	1,831,001,067	—	—
Other Financial Instruments*
Financial Futures Contracts	13,252,691	—	—
Forward Foreign Currency Exchange Contracts	—	1,522,690	—
Over-the-counter credit default swaps	—	(7,273,350)	—
Exchange-traded credit default swaps	—	133,802	—

Total	$6,437,603,886	$5,309,574,612	$25,216,144

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (4.1% represents investments purchased with collateral from securities on loan)	16.5%
U.S. Government Agency Obligations	9.3
U.S. Treasury Obligations	7.0
Banks	5.7
Oil, Gas & Consumable Fuels	5.0
Pharmaceuticals	3.5
Media	3.1
Foreign Government Bonds	2.6
Insurance	2.5
Real Estate Investment Trusts (REITs)	2.5
Non-Residential Mortgage-Backed Securities	2.0
Capital Markets	2.0
Chemicals	1.8
Commercial Mortgage-Backed Securities	1.8
Technology Hardware, Storage & Peripherals	1.7
Software	1.6
Industrial Conglomerates	1.6
Internet Software & Services	1.6
IT Services	1.5
Health Care Providers & Services	1.5
Metals & Mining	1.4
Biotechnology	1.4
Food Products	1.3
Diversified Telecommunication Services	1.3
Specialty Retail	1.3
Aerospace & Defense	1.2
Food & Staples Retailing	1.2
Semiconductors & Semiconductor Equipment	1.2
Hotels, Restaurants & Leisure	1.1
Diversified Financial Services	1.1
Health Care Equipment & Supplies	1.1
Automobiles	1.0
Electric Utilities	1.0
Beverages	1.0
Communications Equipment	0.9

Airlines	0.9%
Internet & Catalog Retail	0.8
Wireless Telecommunication Services	0.8
Municipal Bonds	0.7
Multi-Utilities	0.7
Household Products	0.7
Auto Components	0.7
Textiles, Apparel & Luxury Goods	0.6
Electrical Equipment	0.6
Machinery	0.6
Tobacco	0.5
Energy Equipment & Services	0.5
Multiline Retail	0.4
Road & Rail	0.4
Air Freight & Logistics	0.4
Independent Power & Renewable Electricity Producers	0.4
Residential Mortgage-Backed Securities	0.4
Commercial Services & Supplies	0.3
Household Durables	0.3
Life Sciences Tools & Services	0.3
Construction Materials	0.3
Electronic Equipment, Instruments & Components	0.3
Personal Products	0.3
Real Estate Management & Development	0.3
Consumer Finance	0.3
Trading Companies & Distributors	0.2
Construction & Engineering	0.2
Paper & Forest Products	0.2
Professional Services	0.2
Containers & Packaging	0.1
Leisure Products	0.1
Marine	0.1
Building Products	0.1

106.0
Liabilities in excess of other assets	(6.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$2,987,357	*	Due from/to broker — variation margin futures	$1,242,416	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	3,507,880		Unrealized depreciation on foreign currency forward contracts	1,985,190
Credit contracts	Due from/to broker-variation margin futures	240,207	*	Due from/to broker-variation margin futures	106,405	*
Credit contracts	—	—		Unrealized depreciation on over-the-counter swap agreements	2,198,085
Credit contracts	—	—		Premiums received for swap agreements	5,075,265
Equity contracts	Due from/to broker-variation margin futures	12,690,607	*	Due from/to broker-variation margin futures	1,182,857	*

Total		$19,426,051			$11,790,218

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Purchased Options(1)	Futures	Forward Currency Contracts(2)	Swaps	Total
Interest rate contracts	$—	$(149,031)	$676,994	$—	$—	$527,963
Foreign exchange contracts	—	—	—	(3,631,777)	—	(3,631,777)
Credit contracts	—	—	—	—	4,241,335	4,241,335
Equity contracts	462,942	—	74,189,419	—	—	74,652,361

Total	$462,942	$(149,031)	$74,866,413	$(3,631,777)	$4,241,335	$75,789,882

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Futures	Forward Currency Contracts(3)	Swaps	Total
Interest rate contracts			$288,324	$—	$—	$288,324
Foreign exchange contracts			—	1,857,010	—	1,857,010
Credit contracts			—	—	(3,418,407)	(3,418,407)
Equity contracts			(11,647,206)	—	—	(11,647,206)

Total			$(11,358,882)	$1,857,010	$(3,418,407)	$(12,920,279)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Credit Default Swap Agreements - Buy Protection(5)	Credit Default Swap Agreements - Sell Protection(5)
$29,806	$939,002,586	$214,416,383	$128,370,228	$94,298,862	$77,233,600	$189,261,263

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$877,333	$(44,415)	$(549,997)	$282,921
Bank of New York Mellon	26,355	(21,958)	—	4,397
Barclays Capital Group	—	—	—	—
Canadian Imperial Bank of Commerce	5,402	—	—	5,402
Credit Suisse First Boston Corp	1,525,511	(39,055)	(1,495,016)	—
Deutsche Bank AG	440,540	—	(500,000)	—
Goldman Sachs & Co.	11,878	(11,878)	—	—
Hong Kong & Shanghai Bank	118,327	(118,327)	—	—
JPMorgan Chase	37,980	(37,980)	—	—
Morgan Stanley	366,963	(117,360)	—	249,603
Royal Bank of Scotland Group PLC	95,021	(40,072)	—	54,949
Standard Chartered PLC	2,570	—	—	2,570

	$3,507,880

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(44,415)	$44,415	$—	$—
Bank of New York Mellon	(21,958)	21,958	—	—
Barclays Capital Group	(3,126)	—	—	(3,126)
Canadian Imperial Bank of Commerce	—	—	—	—
Credit Suisse First Boston Corp.	(39,055)	39,055	—	—
Deutsche Bank AG	—	—	—	—
Goldman Sachs & Co.	(1,300,437)	11,878	855,965	(432,594)
Hong Kong & Shanghai Bank	(526,108)	118,327	—	(407,781)
JPMorgan Chase	(7,166,009)	37,980	6,754,491	(373,538)
Morgan Stanley	(117,360)	117,360	—	—
Royal Bank of Scotland Group PLC	(40,072)	40,072	—	—
Standard Chartered PLC	—	—	—	—

	$(9,258,540)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $441,594,734:
Unaffiliated investments (cost $8,853,418,458)	$9,933,757,742
Affiliated investments (cost $1,831,001,067)	1,831,001,067
Cash	446,504
Foreign currency, at value (cost $14,067,741)	13,933,944
Deposit with broker	115,335
Receivable for investments sold	52,922,015
Dividends and interest receivable	36,218,234
Tax reclaim receivable	6,619,264
Unrealized appreciation on foreign currency forward contracts	3,507,880
Receivable for fund share sold	1,131,529
Due from broker-variation margin swaps	59,395
Prepaid expenses	90,013

Total Assets	11,879,802,922

LIABILITIES:
Payable to broker for collateral for securities onloan	452,507,359
Payable for investments purchased	311,781,711
Due to broker-variation margin futures	5,607,583
Premiums received for swap agreements	5,075,265
Advisory fees payable	2,676,024
Unrealized depreciation on over-the-counter swap agreements	2,198,085
Unrealized depreciation on foreign currency forward contracts	1,985,190
Accrued expenses and other liabilities	661,439
Payable for fund share repurchased	379,253
Distribution fee payable	183,710
Foreign capital gains tax liability accrued	10,195
Affiliated transfer agent fee payable	361

Total Liabilities	783,066,175

NET ASSETS	$11,096,736,747

Net assets were comprised of:
Paid-in capital	$8,344,957,956
Retained earnings	2,751,778,791

Net assets, December 31, 2014	$11,096,736,747

Net asset value and redemption price per share, $11,096,736,747 / 470,411,988 outstanding shares of beneficial interest	$23.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $4,094,483 foreign withholding tax)	$139,664,438
Interest income	125,100,165
Affiliated dividend income	1,852,319
Affiliated income from securities lending, net	1,211,778

267,828,700

EXPENSES
Advisory fees	85,116,299
Distribution fee	10,778,173
Custodian and accounting fees	1,804,000
Insurance expenses	130,000
Trustees’ fees	97,000
Audit fee	59,000
Legal fees and expenses.	34,000
Shareholders’ reports	33,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Miscellaneous	72,387

Total expenses	98,143,859
Less: advisory fee waivers and/or expense reimbursement	(3,984,887)

Net expenses	94,158,972

NET INVESTMENT INCOME	173,669,728

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	510,647,058
Futures transactions	74,866,413
Short sales transactions.	(18,766)
Swap agreements transactions	4,241,335
Foreign currency transactions	(7,542,829)

582,193,211

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(10,195))	(129,678,665)
Futures	(11,358,882)
Swap agreements	(3,418,407)
Foreign currencies.	806,321

(143,649,633)

NET GAIN ON INVESTMENTS	438,543,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$612,213,306

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended
	December 31, 2014	December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$173,669,728	$144,747,009
Net realized gain on investment and foreign currency transactions	582,193,211	552,913,401
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(143,649,633)	717,816,865

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	612,213,306	1,415,477,275

FUND SHARE TRANSACTIONS:
Fund share sold [17,287,850 and 79,962,571 shares, respectively]	396,251,367	1,621,162,378
Fund share repurchased [11,262,882 and 14,377,582 shares, respectively]	(257,529,586)	(294,475,172)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	138,721,781	1,326,687,206

TOTAL INCREASE IN NET ASSETS	750,935,087	2,742,164,481
NET ASSETS:
Beginning of year	10,345,801,660	7,603,637,179

End of year	$11,096,736,747	$10,345,801,660

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.1%		Value (Note 2)
COMMON STOCKS — 83.6%	Shares
Aerospace & Defense — 2.4%
Airbus Group NV (France)	14,857	$734,502
Astrotech Corp.*	9,983	24,658
B/E Aerospace, Inc.*	186	10,792
Boeing Co. (The)	15,144	1,968,417
Honeywell International, Inc.	10,144	1,013,588
Huntington Ingalls Industries, Inc.	524	58,929
KLX, Inc.*	263	10,849
Precision Castparts Corp.	2,431	585,579
Rockwell Collins, Inc.	1,780	150,374
Rolls-Royce Holdings PLC (United Kingdom)*	43,365	582,560
Tel-Instrument Electronics Corp.*	4,480	23,520
Textron, Inc.	5,933	249,839
TransDigm Group, Inc.	54	10,603
United Technologies Corp.	16,385	1,884,275
Zodiac Aerospace (France)	3,127	105,279

		7,413,764

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	2,288	171,348
FedEx Corp.	3,463	601,385
Toll Holdings Ltd. (Australia)	22,543	107,384
United Parcel Service, Inc. (Class B Stock)	4,094	455,130

		1,335,247

Airlines — 1.6%
Air Arabia PJSC (United Arab Emirates)	211,123	84,993
Alaska Air Group, Inc.	782	46,732
American Airlines Group, Inc.	58,801	3,153,498
Delta Air Lines, Inc.	7,931	390,126
easyJet PLC (United Kingdom)	9,030	233,688
Flybe Group PLC (United Kingdom)*	46,588	80,600
Ryanair Holdings PLC (Ireland), ADR*	4,713	335,896
Spirit Airlines, Inc.*	510	38,546
United Continental Holdings, Inc.*	6,245	417,728

		4,781,807

Auto Components — 1.1%
Aisin Seiki Co. Ltd. (Japan)	9,000	323,356
Delphi Automotive PLC (United Kingdom)	734	53,376
Denso Corp. (Japan)	6,200	288,969
Faurecia (France)	3,572	132,587
Gentex Corp.	1,361	49,173
GKN PLC (United Kingdom)	52,774	280,903
Hyundai Mobis Co. Ltd. (South Korea)*	1,459	312,148
Johnson Controls, Inc.	8,043	388,799
Koito Manufacturing Co. Ltd. (Japan)	16,900	517,001
Leoni AG (Germany)	4,982	294,281
Minth Group Ltd. (China)	42,000	86,665
Musashi Seimitsu Industry Co. Ltd. (Japan)	4,300	81,335
NHK Spring Co. Ltd. (Japan)	7,500	65,260
Nippon Seiki Co. Ltd. (Japan)	5,000	113,201
Press Kogyo Co. Ltd. (Japan)	23,000	81,410
TRW Automotive Holdings Corp.*	461	47,414
Unipres Corp. (Japan)	2,000	32,764
Weifu High-Technology Group Co. Ltd. (China)	13,300	45,447

		3,194,089

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles — 0.4%
Harley-Davidson, Inc.	408	$26,891
Honda Motor Co. Ltd. (Japan)	12,100	354,993
Mitsubishi Motors Corp. (Japan)	30,000	274,064
Nissan Motor Co. Ltd. (Japan)	31,800	277,352
Tesla Motors, Inc.*	1,033	229,750

		1,163,050

Banks — 5.6%
Ashikaga Holdings Co. Ltd. (Japan)	8,000	32,213
Axis Bank Ltd. (India), GDR, RegS	9,342	364,338
Banco Bilbao Vizcaya Argentaria SA (Spain)	69,300	654,499
Bank Central Asia Tbk PT (Indonesia)	205,100	217,557
Bank of America Corp.	67,441	1,206,519
Bank of the Ryukyus Ltd. (Japan)	4,600	64,843
BankMuscat SAOG (Oman), GDR, RegS	2,810	18,265
Barclays PLC (United Kingdom)	178,641	671,572
Barclays PLC (United Kingdom), ADR	40,382	606,134
BNP Paribas SA (France)	6,333	373,864
Boston Private Financial Holdings, Inc.	3,525	47,482
CIT Group, Inc.	991	47,400
Citigroup, Inc.	26,929	1,457,128
Danske Bank A/S (Denmark)	15,776	426,518
DnB ASA (Norway)	26,155	385,803
East West Bancorp, Inc.	1,553	60,117
Erste Group Bank AG (Austria)	9,167	213,213
First Internet Bancorp	2,490	41,683
First Niagara Financial Group, Inc.	4,962	41,830
First Republic Bank	1,174	61,189
Hana Financial Group, Inc. (South Korea)	9,017	261,153
HDFC Bank Ltd. (India), ADR	7,855	398,641
Investors Bancorp, Inc.	4,971	55,799
JPMorgan Chase & Co.	33,370	2,088,295
Lloyds Banking Group PLC (United Kingdom)*	537,071	631,736
National Bank of Canada (Canada)	4,700	200,007
Piraeus Bank SA (Greece)*	120,565	131,191
PNC Financial Services Group, Inc. (The)	9,255	844,334
Preferred Bank	1,734	48,361
Royal Bank of Scotland Group PLC (United Kingdom)*	96,280	585,787
Sberbank of Russia (Russia), ADR	28,689	116,190
Shinhan Financial Group Co. Ltd. (South Korea)*	2,840	114,154
Signature Bank*	491	61,846
Standard Chartered PLC (United Kingdom)	26,822	401,148
SVB Financial Group*	91	10,562
Svenska Handelsbanken AB (Sweden) (Class A Stock)	16,832	787,534
TCF Financial Corp.	3,325	52,834
Toronto-Dominion Bank (The) (Canada)	2,800	133,782
Turkiye Garanti Bankasi A/S (Turkey)	59,937	240,775
U.S. Bancorp	13,236	594,958
UniCredit SpA (Italy)	46,097	295,280
United Overseas Bank Ltd. (Singapore)	15,000	276,811
Valley National Bancorp	5,252	50,997
Wells Fargo & Co.	29,914	1,639,885

		17,014,227

Beverages — 0.9%
Anheuser-Busch InBev NV (Belgium)	3,365	378,703

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

		Value (Note 2)
COMMON STOCKS (continued)	Shares
Beverages (continued)
Baron de Ley SA (Spain)*	405	$36,755
Boston Beer Co., Inc. (The) (Class A Stock)*	73	21,136
Coca-Cola Co. (The)	2,930	123,705
Coca-Cola Enterprises, Inc.	2,674	118,244
Constellation Brands, Inc. (Class A Stock)* .	443	43,489
Dr. Pepper Snapple Group, Inc.	4,588	328,868
Monster Beverage Corp.*	312	33,805
PepsiCo, Inc.	12,548	1,186,539
Pernod Ricard SA (France)	3,461	384,648
SABMiller PLC (United Kingdom)	4,411	229,951

		2,885,843

Biotechnology — 2.3%
Abcam PLC (United Kingdom)	13,498	97,985
ACADIA Pharmaceuticals, Inc.*	2,092	66,421
Acceleron Pharma, Inc.*	1,305	50,843
Alexion Pharmaceuticals, Inc.*	4,932	912,568
Alkermes PLC*	611	35,780
Alnylam Pharmaceuticals, Inc.*	1,176	114,072
Amgen, Inc.	2,118	337,376
Biogen Idec, Inc.*	3,718	1,262,075
BioMarin Pharmaceutical, Inc.*	675	61,020
Bluebird Bio, Inc.*	270	24,764
Celgene Corp.*	6,560	733,802
Celldex Therapeutics, Inc.*	882	16,097
Cepheid, Inc.*	579	31,347
CSL Ltd. (Australia)	3,240	227,596
Cubist Pharmaceuticals, Inc.*	457	45,997
Gilead Sciences, Inc.*	15,011	1,414,937
Grifols SA (Spain)	2,125	84,795
Grifols SA (Spain) (Class B Stock)	328	11,079
Incyte Corp. Ltd.*	598	43,720
Intercept Pharmaceuticals, Inc.*	66	10,296
Isis Pharmaceuticals, Inc.*	1,522	93,968
Medivation, Inc.*	349	34,764
Pharmacyclics, Inc.*	1,670	204,174
Receptos, Inc.*	155	18,989
Regeneron Pharmaceuticals, Inc.*	1,139	467,275
Seattle Genetics, Inc.*	1,640	52,693
United Therapeutics Corp.*	232	30,042
Vertex Pharmaceuticals, Inc.*	3,081	366,023

		6,850,498

Building Products — 0.3%
Assa Abloy AB (Sweden) (Class B Stock)	6,297	332,585
Fortune Brands Home & Security, Inc.	1,312	59,394
Lindab International AB (Sweden)*	3,082	25,747
NCI Building Systems, Inc.*	1,322	24,483
Nibe Industrier AB (Sweden) (Class B Stock)	1,825	46,599
Polypipe Group PLC (United Kingdom)	13,431	51,390
Sanitec OYJ (Finland)*	4,832	59,384
Sankyo Tateyama, Inc. (Japan)	3,800	69,533
Sanwa Holdings Corp. (Japan)	8,400	58,558
Volution Group PLC (United Kingdom)*	23,928	52,305

		779,978

Capital Markets — 3.5%
3i Group PLC (United Kingdom)	14,326	99,892

		Value (Note 2)
COMMON STOCKS (continued)	Shares
Capital Markets (continued)
Ameriprise Financial, Inc.	5,418	$716,531
Ashford, Inc.*	217	20,399
Avanza Bank Holding AB (Sweden)	2,358	77,654
Banca Generali SpA (Italy)	3,060	85,109
Bank of New York Mellon Corp. (The)	13,009	527,775
BlackRock, Inc.	630	225,263
BT Investment Management Ltd. (Australia)	18,307	99,862
Credit Suisse Group AG (Switzerland)*	40,274	1,011,733
Evercore Partners, Inc. (Class A Stock)	579	30,322
GAM Holding AG (Switzerland)*	11,177	200,940
Gladstone Investment Corp.	448	3,136
Greenhill & Co., Inc.	48	2,093
Intermediate Capital Group PLC (United Kingdom)	9,768	69,782
Invesco Ltd.	12,477	493,091
Investec PLC (South Africa)	62,098	520,275
IP Group PLC (United Kingdom)*	16,279	51,459
Julius Baer Group Ltd. (Switzerland)*	5,977	272,898
Jupiter Fund Management PLC (United Kingdom)	20,377	115,066
LPL Financial Holdings, Inc.	3,102	138,194
Macquarie Group Ltd. (Australia)	390	18,391
Morgan Stanley	51,379	1,993,505
Northern Trust Corp.	4,686	315,836
NorthStar Asset Management Group, Inc.	1,636	36,925
Partners Group Holding AG (Switzerland)	341	99,210
Rathbone Brothers PLC (United Kingdom)	1,369	43,656
Raymond James Financial, Inc.	1,117	63,993
SEI Investments Co.	1,393	55,776
State Street Corp.	22,981	1,804,009
TD Ameritrade Holding Corp.	28,368	1,015,007
Vostok Nafta Investment Ltd. (Sweden), SDR*	5,040	24,335
Waddell & Reed Financial, Inc. (Class A Stock)	5,994	298,621
Walter Investment Management Corp.*	968	15,982

		10,546,720

Chemicals — 2.4%
Air Liquide SA (France)	1,749	216,421
Air Water, Inc. (Japan)	17,000	269,270
Airgas, Inc.	2,204	253,857
Ashland, Inc.	4,446	532,453
Calgon Carbon Corp.*	2,109	43,825
Celanese Corp. (Class A Stock)	11,668	699,613
Ecolab, Inc.	6,105	638,095
Fufeng Group Ltd. (China)(g)	160,000	68,960
IMCD Group NV (Netherlands)*	2,014	68,725
Incitec Pivot Ltd. (Australia)	102,079	264,050
Koninklijke DSM NV (Netherlands)	4,493	274,042
LyondellBasell Industries NV (Class A Stock)	3,474	275,801
Monsanto Co.	513	61,288
Nihon Parkerizing Co. Ltd. (Japan)	2,500	57,038
Nippon Kayaku Co. Ltd. (Japan)	4,000	49,746
Nippon Soda Co. Ltd. (Japan)	12,000	65,870
Nissan Chemical Industries Ltd. (Japan)	3,500	63,478
PPG Industries, Inc.	409	94,540
Praxair, Inc.	4,958	642,358
RPM International, Inc.	7,095	359,787

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

		Value (Note 2)
COMMON STOCKS (continued)	Shares
Chemicals (continued)
Sherwin-Williams Co. (The)	5,585	$1,469,078
Sigma-Aldrich Corp.	2,254	309,407
Syngenta AG (Switzerland)	670	215,511
Victrex PLC (United Kingdom)	4,275	137,946
WR Grace & Co.*	557	53,132

		7,184,291

Commercial Services & Supplies — 0.6%
ARC Document Solutions, Inc.*	3,002	30,680
Brambles Ltd. (Australia)	34,633	298,337
Civeo Corp.	2,100	8,631
Clean Harbors, Inc.*	520	24,986
Downer EDI Ltd. (Australia)	77,613	296,598
Edenred (France)	6,875	190,136
Healthcare Services Group, Inc.	1,611	49,828
KAR Auction Services, Inc.	1,221	42,308
Metalico, Inc.*	11,664	3,966
PayPoint PLC (United Kingdom)	7,755	107,716
Serco Group PLC (United Kingdom)	28,513	71,416
Tyco International PLC	15,390	675,005

		1,799,607

Communications Equipment — 0.7%
Brocade Communications Systems, Inc.	3,148	37,272
Cisco Systems, Inc.	35,332	982,760
JDS Uniphase Corp.*	2,017	27,673
Motorola Solutions, Inc.	2,151	144,289
Palo Alto Networks, Inc.*	489	59,937
QUALCOMM, Inc.	9,582	712,230
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	9,362	113,356
VTech Holdings Ltd. (Hong Kong)	4,800	68,831

		2,146,348

Construction & Engineering — 0.1%
Carbures Europe SA (Spain)*	3,153	10,149
Chicago Bridge & Iron Co. NV	560	23,509
Comfort Systems USA, Inc.	2,329	39,872
Leighton Holdings Ltd. (Australia)	14,839	270,196

		343,726

Construction Materials — 0.5%
Fletcher Building Ltd. (New Zealand)	36,889	237,668
Holcim Ltd. (Switzerland)*	10,914	780,178
James Hardie Industries PLC (Ireland)	19,842	211,818
Martin Marietta Materials, Inc.	1,239	136,686
Taiwan Cement Corp. (Taiwan)	33,000	45,113
Vulcan Materials Co.	3,326	218,618

		1,630,081

Consumer Finance — 0.6%
American Express Co.	8,241	766,743
Credit Saison Co. Ltd. (Japan)	20,400	379,367
Credito Real SAB de CV (Mexico)	18,096	38,771
Discover Financial Services	7,803	511,018

		1,695,899

Containers & Packaging — 0.2%
Amcor Ltd. (Australia)	31,711	348,895
CPMC Holdings Ltd. (China)(g)	39,000	21,224
FP Corp. (Japan)	2,300	73,726

		Value (Note 2)
COMMON STOCKS (continued)	Shares
Containers & Packaging (continued)
Packaging Corp. of America	822	$64,157
Rock-Tenn Co. (Class A Stock)	948	57,809
Vidrala SA (Spain)	1,163	53,477

		619,288

Distributors
D’ieteren SA/NV (Belgium)	1,737	61,585
LKQ Corp.*	2,205	62,005

		123,590

Diversified Consumer Services
Apollo Education Group, Inc.*	940	32,063

Diversified Financial Services — 0.3%
Bursa Malaysia Bhd (Malaysia)(g)	22,100	51,007
Intercontinental Exchange, Inc.	2,945	645,809
McGraw Hill Financial, Inc.	2,322	206,612

		903,428

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	5,938	199,457
Iliad SA (France)	1,035	248,853
Jazztel PLC (Spain)*	7,626	115,252
Level 3 Communications, Inc.*	611	30,171
Nippon Telegraph & Telephone Corp. (Japan)	18,200	929,704
TDC A/S (Denmark)	35,870	273,577
Telecom Italia SpA (Italy)	382,516	319,802
Telefonica Deutschland Holding AG (Germany)*	64,981	344,390
Telefonica SA (Spain)	31,615	453,914

		2,915,120

Electric Utilities — 1.2%
American Electric Power Co., Inc.	9,898	601,007
EDP – Energias do Brasil SA (Brazil)	73,000	246,336
Entergy Corp.	7,624	666,948
Exelon Corp.	18,199	674,819
FirstEnergy Corp.	22,740	886,633
OGE Energy Corp.	1,798	63,793
SSE PLC (United Kingdom)	17,203	434,671

		3,574,207

Electrical Equipment — 0.4%
Acuity Brands, Inc.	319	44,682
Eaton Corp. PLC	1,959	133,134
Generac Holdings, Inc.*	1,318	61,630
Hubbell, Inc. (Class B Stock)	502	53,629
Kendrion NV (Netherlands)	2,197	57,314
LS Industrial Systems Co. Ltd. (South Korea)*(g)	776	42,140
Mabuchi Motor Co. Ltd. (Japan)	1,000	39,692
Mersen (France)	3,466	84,274
Nexans SA (France)*	3,579	109,524
Prysmian SpA (Italy)	11,055	201,464
Schneider Electric SE (France)	5,086	370,410
Sensata Technologies Holding NV*	980	51,362
Ushio, Inc. (Japan)	4,300	44,780

		1,294,035

Electronic Equipment, Instruments & Components — 0.5%
Cognex Corp.*	1,078	44,554

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Domino Printing Sciences PLC (United Kingdom)	7,596	$78,138
FEI Co	450	40,657
Hexagon AB (Sweden) (Class B Stock)	11,304	348,723
Ingram Micro, Inc. (Class A Stock)*	1,816	50,194
Keysight Technologies, Inc.*	13,263	447,892
Kyocera Corp. (Japan)	1,400	64,063
LRAD Corp.*	7,700	20,790
Nippon Ceramic Co. Ltd. (Japan)	900	13,266
Oxford Instruments PLC (United Kingdom)	4,861	95,743
Pure Technologies Ltd. (Canada)	2,000	12,722
Sunny Optical Technology Group Co. Ltd. (China)	30,000	51,514
Superconductor Technologies, Inc.*	9,250	25,623
Trimble Navigation Ltd.*	1,512	40,128
Venture Corp. Ltd. (Singapore)	7,000	41,490
Zebra Technologies Corp. (Class A Stock)*	569	44,046

		1,419,543

Energy Equipment & Services — 0.2%
AMEC PLC (United Kingdom)	14,176	187,219
Core Laboratories NV	350	42,119
ENGlobal Corp.*	7,441	14,138
Nuverra Environmental Solutions, Inc.*	1,788	9,923
Oceaneering International, Inc.	889	52,282
Schlumberger Ltd.	4,642	396,473
Superior Energy Services, Inc.	1,364	27,485
US Silica Holdings, Inc.	514	13,205
Weatherford International PLC*	815	9,332

		752,176

Food & Staples Retailing — 1.5%
Ain Pharmaciez, Inc. (Japan)	2,000	57,349
Convenience Retail Asia Ltd. (Hong Kong)	106,000	68,483
Costco Wholesale Corp.	3,113	441,268
CP ALL PCL (Thailand)	71,400	92,234
CVS Health Corp.	7,551	727,237
Delhaize Group (Belgium)	6,776	493,466
FamilyMart Co. Ltd. (Japan)	7,700	290,011
GS Retail Co. Ltd. (South Korea)*	2,504	58,231
Hero Supermarket Tbk PT (Indonesia)*(g)	69,900	13,522
Jeronimo Martins SGPS SA (Portugal)	3,631	36,384
Koninklijke Ahold NV (Netherlands)	11,171	198,541
Magnit OJSC (Russia), GDR, RegS	2,768	125,667
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	5,500	157,705
Rite Aid Corp.*	44,903	337,671
Sprouts Farmers Market, Inc.*	912	30,990
Sysco Corp.	15,799	627,062
Walgreens Boots Alliance, Inc.	7,248	552,298
Wal-Mart de Mexico SAB de CV (Mexico) (Class V Stock)	46,300	99,543
Wal-Mart Stores, Inc.	1,648	141,530
Whole Foods Market, Inc.	1,843	92,924

		4,642,116

Food Products — 1.5%
Binggrae Co. Ltd. (South Korea)*(g)	1,267	86,855
Bunge Ltd.	6,899	627,188
Calbee, Inc. (Japan)	2,400	82,672
China Huiyuan Juice Group Ltd. (China)*	22,000	8,199

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
China Mengniu Dairy Co. Ltd. (China)	50,000	$205,881
CJ CheilJedang Corp. (South Korea)*	196	54,618
ConAgra Foods, Inc.	11,473	416,240
Flowers Foods, Inc.	2,835	54,404
General Mills, Inc.	5,778	308,141
Grupo Lala SAB de CV (Mexico)*	17,600	33,915
Ingredion, Inc.	7,611	645,717
J.M. Smucker Co. (The)	711	71,797
Kellogg Co.	2,874	188,075
Keurig Green Mountain, Inc.	94	12,445
Mayora Indah Tbk PT (Indonesia)(g)	33,900	57,196
McCormick & Co., Inc.	2,145	159,373
Mondelez International, Inc. (Class A Stock)	9,073	329,577
Nestle SA (Switzerland)	14,807	1,079,445
Want Want China Holdings Ltd. (China)	100,000	131,431

		4,553,169

Gas Utilities — 0.3%
Enagas SA (Spain)	7,717	243,403
Gas Natural SDG SA (Spain)	14,231	357,492
National Fuel Gas Co.	837	58,197
Towngas China Co. Ltd. (Hong Kong)	47,000	47,508
WGL Holdings, Inc.	980	53,528

		760,128

Health Care Equipment & Supplies — 1.9%
Align Technology, Inc.*	1,997	111,652
Ambu A/S (Denmark)	4,760	114,948
Becton, Dickinson and Co.	5,356	745,341
BioMerieux (France)	443	45,961
Cochlear Ltd. (Australia)	1,102	69,522
Cooper Cos., Inc. (The)	455	73,751
Covidien PLC	9,943	1,016,970
DENTSPLY International, Inc.	9,760	519,915
Elekta AB (Sweden) (Class B Stock)	4,746	48,522
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	23,441	114,282
GN Store Nord A/S (Denmark)	15,503	338,707
Hologic, Inc.*	580	15,509
IDEXX Laboratories, Inc.*	577	85,552
Insulet Corp.*	821	37,815
Intuitive Surgical, Inc.*	911	481,864
Medtronic, Inc.	8,406	606,913
Nakanishi, Inc. (Japan)	1,900	80,660
Nikkiso Co. Ltd. (Japan)	5,800	53,663
OLYMPUS Corp. (Japan)*	9,200	322,279
ResMed, Inc.	988	55,387
Sirona Dental Systems, Inc.*	609	53,208
Sonova Holding AG (Switzerland)	1,826	268,259
Stryker Corp.	5,424	511,646
West Pharmaceutical Services, Inc.	910	48,448
Wright Medical Group, Inc.*	1,236	33,211

		5,853,985

Health Care Providers & Services — 2.9%
Aetna, Inc.	4,019	357,008
AmerisourceBergen Corp.	4,636	417,982
Anthem, Inc.	5,107	641,797
Arseus NV (Belgium)	1,885	78,772
Cardinal Health, Inc.	2,284	184,387

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
CIGNA Corp.	8,974	$923,514
DaVita HealthCare Partners, Inc.*	2,571	194,728
Espirito Santo Saude SGPS SA (Portugal)*	12,481	57,420
Fresenius Medical Care AG & Co. KGaA (Germany)	175	13,061
Fresenius SE & Co. KGaA (Germany)	5,705	296,627
HCA Holdings, Inc.*	12,419	911,430
Henry Schein, Inc.*	153	20,831
McKesson Corp.	10,643	2,209,274
MEDNAX, Inc.*	856	56,590
Message Co. Ltd. (Japan)	2,300	63,175
Miraca Holdings, Inc. (Japan)	1,200	51,623
Molina Healthcare, Inc.*	211	11,295
Omnicare, Inc.	760	55,427
Primary Health Care Ltd. (Australia)	72,176	276,165
Select Medical Holdings Corp.	2,005	28,872
UnitedHealth Group, Inc.	20,210	2,043,029
Universal Health Services, Inc. (Class B Stock)	113	12,572
WellCare Health Plans, Inc.*	445	36,517

		8,942,096

Health Care Technology
athenahealth, Inc.*	243	35,405
Medidata Solutions, Inc.*	382	18,241

		53,646

Hotels, Restaurants & Leisure — 2.5%
500.com Ltd. (China) (Class A Stock), ADR*	2,000	34,700
Ajisen China Holdings Ltd. (Hong Kong)(g)	130,000	98,778
Bloomin’ Brands, Inc.*	1,327	32,856
Carnival Corp.	29,372	1,331,433
Chipotle Mexican Grill, Inc.*	985	674,242
Compass Group PLC (United Kingdom)	18,458	315,501
Denny’s Corp.*	3,815	39,333
Domino’s Pizza, Inc.	614	57,820
Gourmet Master Co. Ltd. (Taiwan)(g)	11,000	55,991
Hilton Worldwide Holdings, Inc.*	13,395	349,476
Hongkong & Shanghai Hotels (The) (Hong Kong)	35,000	51,833
International Game Technology	1,670	28,807
Ladbrokes PLC (United Kingdom)	18,191	31,121
Las Vegas Sands Corp.	7,646	444,691
Marriott International, Inc. (Class A Stock)	2,877	224,492
McDonald’s Corp.	4,191	392,697
MGM Resorts International*	17,639	377,122
Norwegian Cruise Line Holdings Ltd.*	895	41,850
Paddy Power PLC (Ireland)*	781	65,123
Penn National Gaming, Inc.*	2,344	32,183
Round One Corp. (Japan)	6,400	37,300
Royal Caribbean Cruises Ltd.	289	23,822
Skylark Co. Ltd. (Japan)	6,800	68,636
Starbucks Corp.	9,559	784,316
Starwood Hotels & Resorts Worldwide, Inc.	2,265	183,624
William Hill PLC (United Kingdom)	72,061	404,918
Wynn Macau Ltd. (Macau)	140,400	391,695
Wynn Resorts Ltd.	6,851	1,019,155
Yum! Brands, Inc.	1,296	94,414

		7,687,929

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 0.4%
Fujitsu General Ltd. (Japan)	8,000	$77,078
Harman International Industries, Inc.	1,366	145,766
Jarden Corp.*	1,356	64,925
Lennar Corp. (Class A Stock)	1,829	81,957
MDC Holdings, Inc.	1,094	28,958
Persimmon PLC (United Kingdom)*	9,583	234,055
Skyline Corp.*	4,088	16,556
Sony Corp. (Japan)	19,500	397,980
Tempur-Pedic International, Inc.*	590	32,397
UCP, Inc. (Class A Stock)*	3,067	32,203

		1,111,875

Household Products — 0.4%
Church & Dwight Co., Inc.	876	69,038
Colgate-Palmolive Co.	2,684	185,706
Energizer Holdings, Inc.	1,442	185,384
LG Household & Health Care Ltd. (South Korea)*	539	305,506
Procter & Gamble Co. (The)	2,227	202,857
Svenska Cellulosa AB (Sweden) (Class B Stock)	15,289	329,611

		1,278,102

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp. (The)	52,169	718,367
ALBIOMA (France)	1,820	36,171
NRG Energy, Inc.	28,902	778,909

		1,533,447

Industrial Conglomerates — 2.8%
3M Co.	2,593	426,082
Beijing Enterprises Holdings Ltd. (China)	21,500	168,145
Carlisle Cos., Inc.	207	18,680
Danaher Corp.	29,868	2,559,986
DCC PLC (Ireland)	1,496	82,360
General Electric Co.	102,915	2,600,662
Hutchison Whampoa Ltd. (Hong Kong)	63,000	720,189
Jardine Matheson Holdings Ltd. (Hong Kong)	5,600	341,320
Koninklijke Philips NV (Netherlands)	9,356	271,194
Roper Industries, Inc.	7,575	1,184,351

		8,372,969

Insurance — 3.1%
AIA Group Ltd. (Hong Kong)	193,000	1,064,485
Allstate Corp. (The)	7,384	518,726
AON PLC	5,966	565,756
Arch Capital Group Ltd.	1,093	64,596
Aviva PLC (United Kingdom)	67,297	505,629
AXA SA (France)	17,982	414,361
Chubb Corp. (The)	4,775	494,069
CNA Financial Corp.	1,266	49,007
CNO Financial Group, Inc.	2,953	50,851
Direct Line Insurance Group PLC (United Kingdom)	112,477	508,801
Everest Re Group Ltd.	380	64,714
First American Financial Corp.	1,546	52,409
FNF Group	3,539	121,919
Genworth Financial, Inc. (Class A Stock)*	11,188	95,098
Islamic Arab Insurance Co. (United Arab Emirates)*	48,569	6,944

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Korean Reinsurance Co. (South Korea)*	4,829	$47,264
Marsh & McLennan Cos., Inc.	11,253	644,122
MetLife, Inc.	22,471	1,215,456
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	2,026	403,454
Old Republic International Corp.	2,564	37,511
Protective Life Corp.	598	41,651
QBE Insurance Group Ltd. (Australia)	27,915	253,479
Sony Financial Holdings, Inc. (Japan)	20,700	304,810
Symetra Financial Corp.	2,196	50,618
Tokio Marine Holdings, Inc. (Japan)	23,000	746,987
Willis Group Holdings PLC	2,715	121,659
XL Group PLC (Ireland)	10,697	367,656
Zurich Insurance Group AG (Switzerland)*	2,265	707,818

		9,519,850

Internet & Catalog Retail — 1.8%
Amazon.com, Inc.*	6,910	2,144,519
Ctrip.com International Ltd. (China), ADR*	2,027	92,229
Groupon, Inc.*	713	5,889
Netflix, Inc.*	1,535	524,371
Priceline Group, Inc. (The)*	1,551	1,768,466
Qunar Cayman Islands Ltd. (China), ADR*	2,315	65,815
RetailMeNot, Inc.*	1,034	15,117
Start Today Co. Ltd. (Japan)	7,500	155,842
Takkt AG (Germany)	3,967	64,903
TripAdvisor, Inc.*	1,539	114,902
Vipshop Holdings Ltd. (China), ADS*	20,968	409,715
Yoox SpA (Italy)*	1,706	37,669

		5,399,437

Internet Software & Services — 3.4%
58.com, Inc. (China), ADR*	2,221	92,283
AfreecaTV Co. Ltd. (South Korea)*	3,211	77,402
Akamai Technologies, Inc.*	2,997	188,691
Alibaba Group Holding Ltd. (China), ADR*	9,754	1,013,831
AOL, Inc.*	145	6,695
Autohome, Inc. (China), ADR*	1,550	56,358
Baidu, Inc. (China), ADR*	8,247	1,880,069
Cornerstone OnDemand, Inc.*	94	3,309
Ebiquity PLC (United Kingdom)*(g)	20,396	37,035
Equinix, Inc.	254	57,589
Facebook, Inc. (Class A Stock)*	16,065	1,253,391
Gogo, Inc.*	880	14,546
Google, Inc. (Class A Stock)*	2,199	1,166,921
Google, Inc. (Class C Stock)*	2,780	1,463,392
GrubHub, Inc.*	2,836	103,004
IAC/InterActiveCorp.	632	38,419
Kakaku.com, Inc. (Japan)	2,700	38,628
LendingClub Corp.*	800	20,240
LinkedIn Corp. (Class A Stock)*	1,921	441,273
Mail.Ru Group Ltd. (Russia), GDR, RegS*	2,403	39,169
MercadoLibre, Inc. (Argentina)	967	123,457
NAVER Corp. (South Korea)*	303	194,052
Net Element Inc.*	1,254	1,417
Opera Software ASA (Norway)	5,865	74,152
Pandora Media, Inc.*	6,872	122,528
PChome Online, Inc. (Taiwan)	9,222	99,007
Rackspace Hosting, Inc.*	577	27,009
Tencent Holdings Ltd. (China)	62,300	901,414

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Twitter, Inc.*	11,424	$409,779
VeriSign, Inc.*	903	51,471
Yahoo! Japan Corp. (Japan)	61,800	221,487
Yahoo!, Inc.*	3,645	184,109
Zillow, Inc. (Class A Stock)*	510	54,004

		10,456,131

IT Services — 2.6%
Accenture PLC (Class A Stock)	5,906	527,465
Amadeus IT Holding SA (Spain) (Class A Stock)	9,157	364,700
AtoS (France)	4,873	387,187
Automatic Data Processing, Inc.	6,678	556,745
Cognizant Technology Solutions Corp. (Class A Stock)*	689	36,283
CSG Systems International, Inc.	1,682	42,168
Fidelity National Information Services, Inc.	6,469	402,372
Fiserv, Inc.*	4,527	321,281
FleetCor Technologies, Inc.*	390	57,997
Gartner, Inc.*	199	16,758
Infosys Ltd. (India), ADR	3,668	115,395
Jack Henry & Associates, Inc.	921	57,231
Luxoft Holding, Inc.*	1,359	52,335
MasterCard, Inc. (Class A Stock)	10,284	886,069
Travelsky Technology Ltd. (China) (Class H Stock)	9,000	9,689
VeriFone Systems, Inc.*	737	27,416
Visa, Inc. (Class A Stock)	9,534	2,499,815
Western Union Co. (The)	22,124	396,241
WEX, Inc.*	130	12,860
Wirecard AG (Germany)	7,997	348,703
Xchanging PLC (United Kingdom)	39,092	93,870
Xerox Corp.	60,158	833,790

		8,046,370

Leisure Products — 0.2%
Brunswick Corp.	805	41,264
Mattel, Inc.	6,238	193,035
Polaris Industries, Inc.	403	60,950
Rapala VMC OYJ (Finland)	4,624	26,354
Sankyo Co. Ltd. (Japan)	3,400	116,633
Thule Group AB (The) (Sweden)*	3,536	40,596

		478,832

Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	23,917	979,162
Bio-Techne Corp.	503	46,477
Charles River Laboratories International, Inc.*	600	38,184
Eurofins Scientific SE (France)	500	127,626
Illumina, Inc.*	1,195	220,573
Mettler-Toledo International, Inc.*	219	66,239
Tecan Group AG (Switzerland)	542	61,572
Thermo Fisher Scientific, Inc.	20,490	2,567,192

		4,107,025

Machinery — 1.3%
Aalberts Industries NV (Netherlands)	2,317	68,331
Colfax Corp.*	779	40,173
Douglas Dynamics, Inc.	1,645	35,252
Flowserve Corp.	5,009	299,688

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Fujitec Co. Ltd. (Japan)	6,400	$67,929
GEA Group AG (Germany)	6,365	279,845
Graco, Inc.	721	57,810
Illinois Tool Works, Inc.	4,044	382,967
Lincoln Electric Holdings, Inc.	855	59,072
Manitowoc Co., Inc. (The)	110	2,431
Middleby Corp. (The)*	535	53,019
Nabtesco Corp. (Japan)	10,800	261,021
NORMA Group SE (Germany)	3,902	186,247
Obara Group, Inc. (Japan)	2,800	124,271
Oiles Corp. (Japan)	2,240	38,082
Oshkosh Corp.	784	38,142
PACCAR, Inc.	322	21,899
Pall Corp.	6,280	635,599
Pfeiffer Vacuum Technology AG (Germany)	764	63,282
SFS Group AG (Switzerland)*	1,008	79,554
Stabilus SA (Luxembourg)*	2,049	62,788
Stanley Black & Decker, Inc.	1,441	138,451
Sulzer AG (Switzerland)	2,161	231,165
Tecumseh Products Co.*	6,677	20,632
Trinity Industries, Inc.	870	24,369
Vesuvius PLC (United Kingdom)	17,090	118,199
Volvo AB (Sweden) (Class B Stock)	17,908	193,111
WABCO Holdings, Inc.*	565	59,201
Wabtec Corp.	3,167	275,181

		3,917,711

Marine
Kirby Corp.*	436	35,203

Media — 2.5%
AH Belo Corp. (Class A Stock)	3,167	32,873
Aimia, Inc. (Canada)	3,080	38,732
Altice SA (Luxembourg)*	5,619	443,722
Astro Malaysia Holdings Bhd (Malaysia)	242,400	209,529
BEC World PCL (Thailand)	27,300	42,319
Charter Communications, Inc. (Class A Stock)*	155	25,826
Comcast Corp. (Class A Stock)	3,879	225,021
Comcast Corp. (Special Class A Stock)	8,777	505,248
CTS Eventim AG & Co KGaA (Germany)	2,365	69,677
Daiichikosho Co. Ltd. (Japan)	2,800	75,917
Discovery Communications, Inc. (Class C Stock)*	617	20,805
DISH Network Corp. (Class A Stock)*	473	34,477
Eutelsat Communications SA (France)	6,409	207,265
Huntsworth PLC (United Kingdom)	39,465	30,140
Liberty Global PLC (United Kingdom) (Class A Stock)*	10,387	521,479
Liberty Global PLC (United Kingdom) (Class C Stock)*	7,559	365,175
Liberty Media Corp. (Class A Stock)*	946	33,365
Liberty Media Corp. (Class C Stock)*	1,152	40,355
Major Cineplex Group PCL (Thailand)	113,800	95,986
McClatchy Co. (The) (Class A Stock)*	585	1,942
Multiplus SA (Brazil)	16,550	199,233
Omnicom Group, Inc.	6,420	497,357
Sirius XM Holdings, Inc.*	12,764	44,674
Sky PLC (United Kingdom)	18,420	257,076
Surya Citra Media Tbk PT (Indonesia)	194,100	54,776
Time Warner Cable, Inc.	2,461	374,220

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Time Warner, Inc.	9,738	$831,820
Twenty-First Century Fox, Inc.	515	19,779
Viacom, Inc. (Class B Stock)	6,197	466,324
Walt Disney Co. (The)	10,302	970,345
WPP PLC (United Kingdom)	37,666	783,140

		7,518,597

Metals & Mining — 0.8%
Acerinox SA (Spain)	23,369	352,564
Anglo American PLC (United Kingdom)	6,683	123,665
BHP Billiton Ltd. (Australia)	8,099	191,482
Dominion Diamond Corp. (Canada)*	4,163	74,782
MMC Norilsk Nickel OJSC (Russia), ADR	21,303	302,929
Nucor Corp.	2,393	117,377
Petra Diamonds Ltd. (United Kingdom)*	11,358	34,099
Reliance Steel & Aluminum Co.	845	51,773
Rio Tinto PLC (United Kingdom)	10,928	503,750
Royal Gold, Inc.	434	27,212
Sims Metal Management Ltd. (Australia)	25,980	255,157
Steel Dynamics, Inc.	7,624	150,498
UACJ Corp. (Japan)	29,000	73,937
United States Steel Corp.	940	25,136

		2,284,361

Multiline Retail — 0.4%
Burlington Stores, Inc.*	582	27,505
Harvey Norman Holdings Ltd. (Australia)	16,982	46,354
J.C. Penney Co., Inc.*	26,445	171,364
Kohl’s Corp.	6,306	384,918
Lojas Renner SA (Brazil)	6,300	181,236
Marks & Spencer Group PLC (United Kingdom)	54,018	399,972

		1,211,349

Multi-Utilities — 0.3%
Black Hills Corp.	975	51,714
PG&E Corp.	11,623	618,809
Sempra Energy	2,500	278,400

		948,923

Oil, Gas & Consumable Fuels — 3.1%
Alon USA Energy, Inc.	1,034	13,101
Apache Corp.	13,608	852,813
BG Group PLC (United Kingdom)	14,392	192,590
California Resources Corp.*	5,913	32,581
Canadian Natural Resources Ltd. (Canada), (NYSE)	14,078	434,729
Canadian Natural Resources Ltd. (Canada), (TSX)	6,500	200,964
Cheniere Energy, Inc.*	330	23,232
Chevron Corp.	3,078	345,290
Cimarex Energy Co.	3,388	359,128
Concho Resources, Inc.*	5,246	523,289
CONSOL Energy, Inc.	3,120	105,487
Continental Resources, Inc.*	2,362	90,606
Diamondback Energy, Inc.*	397	23,733
Energen Corp.	636	40,551
Eni SpA (Italy)	18,584	325,527
EOG Resources, Inc.	53	4,880
EQT Corp.	8,353	632,322
Exxon Mobil Corp.	5,367	496,179

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Golar LNG Ltd. (Bermuda)	787	$28,702
Gulfport Energy Corp.*	546	22,790
Hollyfrontier Corp.	254	9,520
INPEX Corp. (Japan)	51,300	571,121
Kosmos Energy LLC*	1,766	14,817
Marathon Oil Corp.	9,413	266,294
Oasis Petroleum, Inc.*	996	16,474
Occidental Petroleum Corp.	4,884	393,699
Pioneer Natural Resources Co.	6,346	944,602
Range Resources Corp.	2,440	130,418
Renewable Energy Group, Inc.*	2,271	22,051
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	10,886	376,124
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR	14,652	1,019,193
Salamander Energy PLC (United Kingdom)*	15,877	16,085
Santos Ltd. (Australia)	15,888	106,128
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	6,880	103,573
SM Energy Co.	551	21,258
Sooner Holdings, Inc.*	2,999	—
Spectra Energy Corp.	11,864	430,663
Uranium Resources, Inc.*	7,663	14,253
W&T Offshore, Inc.	1,638	12,023
Whiting Petroleum Corp.*	5,654	186,582

		9,403,372

Paper & Forest Products — 0.2%
International Paper Co.	6,970	373,453
West Fraser Timber Co. Ltd. (Canada)	5,700	326,114

		699,567

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	1,654	126,035
Nu Skin Enterprises, Inc. (Class A Stock)	337	14,727
Pola Orbis Holdings, Inc. (Japan)	3,100	123,901

		264,663

Pharmaceuticals — 4.4%
AbbVie, Inc.	9,928	649,688
Actavis PLC*	2,579	663,860
Allergan, Inc.	4,104	872,469
Aspen Pharmacare Holdings Ltd. (South Africa)*	9,291	324,127
Bayer AG (Germany)	3,197	435,779
Eisai Co. Ltd. (Japan)	2,300	88,948
Eli Lilly & Co.	1,973	136,117
Endo International PLC*	642	46,301
GlaxoSmithKline PLC (United Kingdom), ADR	10,378	443,556
Hospira, Inc.*	9,993	612,071
Johnson & Johnson	4,850	507,165
Laboratorios Farmaceuticos Rovi SA (Spain)	4,915	61,001
Mallinckrodt PLC*	243	24,064
Merck & Co., Inc.	33,722	1,915,072
Mylan, Inc.*	6,927	390,475
Novartis AG (Switzerland)	19,223	1,782,808
Otsuka Holdings Co. Ltd. (Japan)	7,500	224,859

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Pacira Pharmaceuticals, Inc.*	265	$23,495
Perrigo Co. PLC	147	24,572
Pfizer, Inc.	76,999	2,398,519
Rohto Pharmaceutical Co. Ltd. (Japan)	4,600	57,472
Shire PLC (Ireland), ADR	30	6,376
Supernus Pharmaceuticals, Inc.*	1,950	16,185
Takeda Pharmaceutical Co. Ltd. (Japan)	5,200	215,269
Teva Pharmaceutical Industries Ltd. (Israel), ADR	10,000	575,100
Theravance Biopharma, Inc. (Cayman Islands)*	1,010	15,069
Theravance, Inc.	804	11,377
Valeant Pharmaceuticals International, Inc.*	3,840	549,637
Zoetis, Inc.	8,436	363,001

		13,434,432

Professional Services — 0.8%
Applus Services SA (Spain)*	1,066	11,742
Capita PLC (United Kingdom)	35,119	588,865
CBIZ, Inc.*	3,951	33,821
DKSH Holding AG (Switzerland)	1,041	79,250
DLH Holdings Corp.*	5,700	11,457
Equifax, Inc.	5,385	435,485
Exova Group PLC (United Kingdom)*	30,171	75,239
Experian PLC (United Kingdom)	20,301	342,214
Hays PLC (United Kingdom)	39,856	89,671
IHS, Inc. (Class A Stock)*	1,749	199,176
ManpowerGroup, Inc.	601	40,970
SAI Global Ltd. (Australia)	10,504	34,213
SGS SA (Switzerland)	97	198,071
Temp Holdings Co. Ltd. (Japan)	3,500	109,827
Towers Watson & Co. (Class A Stock)	430	48,663
Veda Group Ltd. (Australia)	26,251	48,735
Verisk Analytics, Inc. (Class A Stock)*	1,041	66,676
YouGov PLC (United Kingdom)(g)	35,156	68,767

		2,482,842

Real Estate Investment Trusts (REITs) — 5.2%
Acadia Realty Trust	6,391	204,704
Alexandria Real Estate Equities, Inc.	1,394	123,704
American Campus Communities, Inc.	1,944	80,404
American Capital Agency Corp.	2,030	44,315
American Capital Mortgage Investment Corp.	2,084	39,263
American Realty Capital Properties, Inc.	1,579	14,290
American Residential Properties, Inc.*	2,588	45,471
American Tower Corp.	8,812	871,066
Annaly Capital Management, Inc.	3,531	38,170
Apollo Commercial Real Estate Finance, Inc.	2,715	44,417
Ashford Hospitality Trust, Inc.	440	4,611
AvalonBay Communities, Inc.	3,697	604,053
Axia Real Estate SOCIMI SA (Spain)*	5,719	74,843
Boston Properties, Inc.	2,942	378,606
Camden Property Trust	3,944	291,225
CBL & Associates Properties, Inc.	4,534	88,050
Cherry Hill Mortgage Investment Corp.	2,440	45,116
CPN Retail Growth Leasehold Property Fund (Thailand)(g)	137,300	67,189
Crown Castle International Corp.	11,452	901,272

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
CYS Investments, Inc.	4,959	$43,242
DCT Industrial Trust, Inc.	6,656	237,353
Digital Realty Trust, Inc.	2,866	190,016
Douglas Emmett, Inc.	9,398	266,903
EastGroup Properties, Inc.	1,934	122,461
Education Realty Trust, Inc.	1,341	49,067
Ellington Residential Mortgage REIT	2,452	39,894
Equity Residential	6,676	479,604
Essex Property Trust, Inc.	2,507	517,946
Excel Trust, Inc.	3,326	44,535
Federal Realty Investment Trust	3,586	478,588
First Potomac Realty Trust	3,797	46,931
Gecina SA (France)	1,331	166,159
General Growth Properties, Inc.	31,620	889,471
Healthcare Realty Trust, Inc.	6,586	179,930
Highwoods Properties, Inc.	4,857	215,068
Host Hotels & Resorts, Inc.	10,672	253,673
Independence Realty Trust, Inc.	551	5,130
Investors Real Estate Trust	5,607	45,809
Iron Mountain, Inc.	4,137	159,936
Kilroy Realty Corp.	4,006	276,694
Kimco Realty Corp.	11,274	283,428
Land Securities Group PLC (United Kingdom)	18,334	329,566
Macerich Co. (The)	5,454	454,918
NorthStar Realty Finance Corp.	2,207	38,799
Pebblebrook Hotel Trust	4,150	189,365
Plum Creek Timber Co., Inc.	2,853	122,080
Post Properties, Inc.	644	37,848
Power REIT*	392	3,234
ProLogis, Inc.	11,345	488,175
PS Business Parks, Inc.	1,788	142,218
Public Storage	2,622	484,677
Ramco-Gershenson Properties Trust	2,627	49,230
Realty Income Corp.	1,290	61,546
Redwood Trust, Inc.	2,455	48,363
Regency Centers Corp.	5,178	330,253
RLJ Lodging Trust	4,434	148,672
Select Income REIT	1,257	30,683
Simon Property Group, Inc.	5,774	1,051,503
SL Green Realty Corp.	3,553	422,878
STAG Industrial, Inc.	1,568	38,416
Taubman Centers, Inc.	1,826	139,543
Terreno Realty Corp.	4,164	85,903
Vornado Realty Trust	3,568	419,989
Weingarten Realty Investors	6,776	236,618
Weyerhaeuser Co.	36,410	1,306,755
ZAIS Financial Corp.	1,808	31,188

		15,645,027

Real Estate Management & Development — 0.6%
Alexander & Baldwin, Inc.	1,320	51,823
BR Malls Participacoes SA (Brazil)	42,400	262,069
Central Pattana PCL (Thailand)	22,600	31,255
China Overseas Land & Investment Ltd. (China)	126,000	372,737
Hang Lung Properties Ltd. (Hong Kong)	94,000	262,232
Jones Lang LaSalle, Inc.	406	60,872
Kerry Properties Ltd. (Hong Kong)	39,500	142,496
Realogy Holdings Corp.*	1,214	54,011

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Soho China Ltd. (China)	176,500	$124,485
Summarecon Agung Tbk PT (Indonesia)	391,500	48,052
Sun Hung Kai Properties Ltd. (Hong Kong)	24,000	363,611
Tokyo Tatemono Co. Ltd. (Japan)	7,000	50,943
Yoma Strategic Holdings Ltd. (Singapore)*	88,000	43,700

		1,868,286

Road & Rail — 0.5%
Canadian Pacific Railway Ltd. (Canada)	1,084	208,876
Hertz Global Holdings, Inc.*	1,869	46,613
J.B. Hunt Transport Services, Inc.	1,657	139,602
Kansas City Southern	3,610	440,528
Norfolk Southern Corp.	2,302	252,322
Old Dominion Freight Line, Inc.*	266	20,652
Union Pacific Corp.	2,624	312,597
Werner Enterprises, Inc.	1,574	49,030

		1,470,220

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc.*	8,509	22,719
Aixtron SE (Germany)*	5,437	61,118
Amkor Technology, Inc.*	633	4,494
Amtech Systems, Inc.*	2,328	23,629
Applied Materials, Inc.	15,693	391,070
ARM Holdings PLC (United Kingdom)	38,933	598,105
ASML Holding NV (Netherlands)	4,083	441,159
Atmel Corp.*	4,630	38,869
Cree, Inc.*	844	27,194
Cypress Semiconductor Corp.*	3,239	46,253
IQE PLC (United Kingdom)*	261,288	71,963
Microchip Technology, Inc.	3,324	149,946
Micron Technology, Inc.*	21,530	753,765
NXP Semiconductor NV (Netherlands)*	3,915	299,106
OmniVision Technologies, Inc.*	1,230	31,980
Skyworks Solutions, Inc.	931	67,693
Spansion, Inc. (Class A Stock)*	303	10,369
STR Holdings, Inc.*	16,221	22,223
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	99,000	436,142
Texas Instruments, Inc.	23,469	1,254,770
Xilinx, Inc.	4,841	209,567

		4,962,134

Software — 1.1%
Activision Blizzard, Inc.	2,559	51,564
Actuate Corp.*	5,955	39,303
ANSYS, Inc.*	768	62,976
Aspen Technology, Inc.*	268	9,385
Autodesk, Inc.*	1,389	83,423
Aveva Group PLC (United Kingdom)	2,710	55,501
CA, Inc.	9,575	291,559
Computer Modelling Group Ltd. (Canada)	2,992	30,749
Descartes Systems Group, Inc. (The) (Canada)*	2,900	43,058
Electronic Arts, Inc.*	1,805	84,862
Finjan Holdings, Inc.*	4,750	12,825
Guidewire Software, Inc.*	691	34,985
Informatica Corp.*	943	35,961
Intuit, Inc.	31	2,858
Manhattan Associates, Inc.*	903	36,770

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

		Value (Note 2)
COMMON STOCKS (continued)	Shares
Software (continued)
Microsoft Corp.	20,805	$966,392
NetSuite, Inc.*	985	107,532
Nuance Communications, Inc.*	2,215	31,608
Open Text Corp. (Canada)	1,450	84,382
Playtech PLC (United Kingdom)	9,320	99,452
PTC, Inc.*	1,293	47,388
Red Hat, Inc.*	2,943	203,479
salesforce.com, Inc.*	9,616	570,325
ServiceNow, Inc.*	3,450	234,083
Synopsys, Inc.*	1,421	61,771
Totvs SA (Brazil)	1,858	24,464
VMware, Inc. (Class A Stock)*	737	60,817
WANdisco PLC (United Kingdom)*	5,737	42,697
Workday, Inc. (Class A Stock)*	708	57,780
Zynga, Inc. (Class A Stock)*	7,016	18,663

		3,486,612

Specialty Retail — 2.1%
Advance Auto Parts, Inc.	343	54,633
Aeropostale, Inc.*	6,390	14,825
AutoZone, Inc.*	119	73,674
Byggmax Group AB (Sweden)	5,754	38,581
CarMax, Inc.*	2,209	147,075
Dick’s Sporting Goods, Inc.	878	43,593
Dixons Carphone PLC (United Kingdom)	21,880	157,689
Dufry AG (Switzerland)*	2,315	346,009
Foot Locker, Inc.	948	53,259
Francesca’s Holdings Corp.*	1,119	18,687
GNC Holdings, Inc. (Class A Stock)	664	31,181
Hikari Tsushin, Inc. (Japan)	1,600	97,319
Home Depot, Inc. (The)	9,586	1,006,242
Jin Co. Ltd. (Japan)	600	14,991
L Brands, Inc.	6,108	528,647
Lowe’s Cos., Inc.	22,270	1,532,176
Office Depot, Inc.*	3,442	29,515
O’Reilly Automotive, Inc.*	2,051	395,064
Restoration Hardware Holdings, Inc.*	262	25,155
Ross Stores, Inc.	8,498	801,021
Tiffany & Co.	808	86,343
Tom Tailor Holding AG (Germany)*	2,761	39,904
Tractor Supply Co.	5,172	407,657
Trinity Ltd. (Hong Kong)	40,000	7,509
Ulta Salon Cosmetics & Fragrance, Inc.*	312	39,886
VT Holdings Co. Ltd. (Japan)	15,900	62,608
World Duty Free SpA (Italy)*	7,322	70,299
XXL ASA (Norway)*	5,772	56,729
Yellow Hat Ltd. (Japan)	2,500	51,122

		6,231,393

Technology Hardware, Storage & Peripherals — 0.9%
3D Systems Corp.*	126	4,142
Apple, Inc.	15,970	1,762,769
Catcher Technology Co. Ltd. (Taiwan)	7,000	54,057
NCR Corp.*	1,044	30,422
SanDisk Corp.	828	81,127
Seagate Technology PLC	3,307	219,915
Stratasys Ltd.*	614	51,030
Toshiba TEC Corp. (Japan)	14,000	95,963
Western Digital Corp.	3,077	340,624

		2,640,049

Value (Note 2)
COMMON STOCKS (continued)	Shares

Textiles, Apparel & Luxury Goods — 1.0%
Burberry Group PLC (United Kingdom)	13,417	$340,413
Cie Financiere Richemont SA (Switzerland)	5,493	487,002
Fossil Group, Inc.*	162	17,940
Hanesbrands, Inc.	2,460	274,585
Kate Spade & Co.*	3,835	122,758
Kering (France)	2,204	423,545
Michael Kors Holdings Ltd.*	804	60,380
Moncler SpA (Italy)	14,866	198,635
NIKE, Inc. (Class B Stock)	6,402	615,552
Pacific Textile Holdings Ltd. (Hong Kong)	149,000	197,523
PVH Corp.	156	19,995
Ralph Lauren Corp.	31	5,740
Samsonite International SA	84,300	250,031
Ted Baker PLC (United Kingdom)	2,885	99,039
Tumi Holdings, Inc.*	1,351	32,059
VF Corp.	460	34,454

		3,179,651

Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp, Inc.	3,336	53,376
Ocwen Financial Corp.*	1,018	15,372
Radian Group, Inc.	2,110	35,279
Severn Bancorp, Inc.*	726	3,296
Waterstone Financial, Inc.	3,640	47,866

		155,189

Tobacco — 0.6%
Japan Tobacco, Inc. (Japan)	23,500	646,786
KT&G Corp. (South Korea)	2,695	187,123
Philip Morris International, Inc.	12,712	1,035,392

		1,869,301

Trading Companies & Distributors — 0.9%
AeroCentury Corp.*	1,670	14,546
Brenntag AG (Germany)	5,909	330,374
Essex Rental Corp.*	11,854	15,647
Fastenal Co.	1,836	87,320
Huttig Building Products, Inc.*	7,300	24,455
Indutrade AB (Sweden)	794	31,610
ITOCHU Corp. (Japan)	38,400	409,924
Mitsubishi Corp. (Japan)	15,100	276,332
Mitsui & Co. Ltd. (Japan)	12,500	167,414
Rexel SA (France)	12,722	227,929
Sumitomo Corp. (Japan)	88,900	913,064
W.W. Grainger, Inc.	1,077	274,517

		2,773,132

Transportation Infrastructure — 0.1%
DP World Ltd. (United Arab Emirates)	15,588	327,348

Water Utilities
American States Water Co.	1,355	51,029
California Water Service Group	1,970	48,482

		99,511

Wireless Telecommunication Services — 0.6%
Globe Telecom, Inc. (Philippines)	990	38,012
KDDI Corp. (Japan)	400	25,130
Sarana Menara Nusantara Tbk PT (Indonesia)*	717,500	240,422
SBA Communications Corp. (Class A Stock)*	554	61,361

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)		Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
SoftBank Corp. (Japan)		10,800	$642,852
SoftBank Corp. (Japan), ADR		3,344	99,317
Tim Participacoes SA (Brazil), ADR		4,245	94,281
T-Mobile US, Inc.*		9,291	250,300
Vodafone Group PLC (United Kingdom), ADR		11,546	394,527

			1,846,202

TOTAL COMMON STOCKS (cost $247,196,662)			253,950,807

PREFERRED STOCKS — 0.4%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom) (PRFC)*(g)		2,455,920	3,828

Automobiles — 0.3%
Volkswagen AG (Germany) (PRFC)		3,588	797,454

Banks — 0.1%
Itau Unibanco Holding SA (Brazil) (PRFC)		17,420	226,744

Health Care Equipment & Supplies
Sartorius AG (Germany) (PRFC)		537	65,516

TOTAL PREFERRED STOCKS (cost $1,133,519)			1,093,542

		Units
RIGHTS*
Spain
Banco Bilbao Vizcaya Argentaria SA (cost $3,455)		356	3,360

WARRANTS*
Real Estate Management & Development
Sun Hung Kai Properties Ltd. (Hong Kong), expiring 04/22/16 (cost $0)		250	632

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.4%
Non-Residential Mortgage-Backed Securities
American Express Credit Account Master Trust,
Series 2014-3, Class A
1.490%	04/15/20	100	100,091
AmeriCredit Automobile Receivables Trust,
Series 2014-2, Class B
1.600%	07/08/19	15	14,914
Capital Auto Receivables Asset Trust,
Series 2014-2, Class A4
1.620%	10/22/18	15	15,062
CNH Equipment Trust,
Series 2014-A, Class A3
0.840%	05/15/19	15	14,959
Series 2014-B, Class A4
1.610%	05/17/21	30	29,838

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Diamond Resorts Owner Trust,
Series 2014-1, Class A, 144A
2.540%	05/20/27	119	$118,846
Discover Card Execution Note Trust,
Series 2014-A5, Class A
1.390%	04/15/20	220	219,541
Exeter Automobile Receivables Trust,
Series 2014-2A, Class A, 144A
1.060%	08/15/18	7	7,134
Ford Credit Auto Lease Trust,
Series 2014-A, Class A4
0.900%	06/15/17	15	14,963
Series 2014-B, Class A4
1.100%	11/15/17	20	20,036
Ford Credit Floorplan Master Owner Trust A,
Series 2014-1, Class A1
1.200%	02/15/19	15	14,956
Series 2014-4, Class A1
1.400%	08/15/19	100	99,822
GE Equipment Transportation LLC,
Series 2014-1, Class A4
1.480%	08/23/22	15	14,986
John Deere Owner Trust,
Series 2014-A, Class A3
0.920%	04/16/18	20	19,991
Series 2014-B, Class A3
1.070%	11/15/18	100	99,608
MVW Owner Trust,
Series 2014-1A, Class A, 144A
2.250%	10/20/24	96	95,781
Sierra Receivables Funding Co. LLC,
Series 2014-2A, Class A, 144A
2.050%	06/20/31	79	79,773
Sierra Timeshare Receivables Funding LLC,
Series 2014-3A, Class A, 144A
2.300%	10/20/31	93	92,390
SMART Trust (Australia),
Series 2014-1US, Class A3A
0.950%	02/14/18	15	14,942
Synchrony Credit Card Master Note Trust,
Series 2014-1, Class A
1.610%	11/15/20	145	144,471
Volkswagen Auto Loan Enhanced Trust,
Series 2014-1, Class A4
1.450%	09/21/20	40	39,742

TOTAL ASSET-BACKED SECURITIES (cost $1,275,171)			1,271,846

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR8, Class A4
4.674%	06/11/41	38	38,117
Series 2006-T24, Class A4
5.537%	10/12/41	47	49,665

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class A1
1.199%	03/10/47		13	$13,263
Series 2014-GC21, Class AS
4.026%	05/10/47		50	52,524
Series 2014-GC23, Class A1
1.392%	07/10/47		29	28,551
Series 2014-GC25, Class A1
1.485%	10/10/47		15	14,641
Commercial Mortgage Trust,
Series 2007-GG9, Class AM
5.475%	03/10/39		40	41,910
Series 2014-CR15, Class A1
1.218%	02/10/47		13	13,032
Series 2014-CR20, Class A1
1.324%	11/10/47		39	38,776
Series 2014-LC15, Class B
4.599%(c)	04/10/47		20	21,458
Series 2014-UBS2, Class A1
1.298%	03/10/47		14	13,511
Series 2014-UBS4, Class A1
1.309%	08/10/47		14	13,968
Series 2014-UBS5, Class A1
1.373%	09/10/47		91	91,231
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through,
Series K025, Class A1
1.583%	04/25/22		70	68,543
1.875%	04/25/22		19	18,867
Series K716, Class A1
2.413%	01/25/21	(g)	69	70,482
FREMF Mortgage Trust,
Series 2014-K41, Class B
3.830%	10/25/24		115	111,028
GS Mortgage Securities Trust,
Series 2006-GG6, Class A4
5.552%(c)	04/10/38		50	51,308
Series 2014-GS20, Class B
4.529%	04/10/47		20	21,159
Series 2014-GC22, Class A1
1.290%	06/10/47		14	13,881
Series 2014-GC24, Class A1
1.509%	09/10/47		111	110,492
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class AS
4.243%(c)	04/15/47		30	31,989
Series 2014-C22, Class A1
1.451%	09/15/47		24	23,809
Series 2014-C23, Class A1
1.650%	09/15/47		49	48,600
Series 2014-C24, Class A1
1.539%	11/15/47		15	14,658
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9, Class A3
5.336%	05/15/47		15	15,671
Series 2007-CB19, Class A4
5.698%(c)	02/12/49		15	16,092
Series 2014-C20, Class A1
1.268%	07/15/47		18	18,174

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C15, Class B
4.565%(c)	04/15/47	20	$21,202
Series 2014-C16, Class A1
1.294%	06/15/47	9	9,259
Series 2014-C17, Class B
4.464%(c)	08/15/47	60	62,983
Series 2014-C18, Class A1
1.686%	10/15/47	98	97,698
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C34, Class A3
5.678%	05/15/46	15	16,215
WF-RBS Commercial Mortgage Trust,
Series 2014-C19, Class A1
1.233%	03/15/47	57	56,889
Series 2014-C20, Class AS
4.176%	05/15/47	40	42,602
Series 2014-C21, Class A1
1.413%	08/15/47	44	43,471
1.475%	09/15/57	43	43,311

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,458,581)			1,459,030

CORPORATE OBLIGATIONS — 3.6%
Aerospace & Defense
United Technologies Corp.,
Sr. Unsec’d. Notes
5.700%	04/15/40	25	31,369

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust,
Equipment Trust
3.700%	10/01/26	95	95,475
Delta Air Lines 2009-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.750%	06/17/21	28	32,671
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.750%	12/15/16	60	64,827
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28	35	35,263

			228,236

Auto Components
Delphi Corp.,
Gtd. Notes
4.150%	03/15/24	25	25,842
6.125%	05/15/21	35	38,150
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	03/15/17	15	15,126

			79,118

Automobiles
Nissan Motor Acceptance Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.950%	09/12/17	100	100,650

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks — 0.9%
Abbey National Treasury Services PLC (United Kingdom),
Gtd. Notes
1.375%	03/13/17	90	$89,892
2.350%	09/10/19	50	49,832
Bank of America Corp.,
Sr. Unsec’d. Notes
2.650%	04/01/19	115	115,844
3.875%	03/22/17	90	94,167
4.100%	07/24/23	35	36,860
Sr. Unsec’d. Notes, MTN
4.125%	01/22/24	25	26,254
Sub. Notes, MTN
4.200%	08/26/24	10	10,187
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.300%	07/14/17	50	49,789
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.300%	09/11/19	100	100,495
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.300%	07/21/17	100	99,674
BNP Paribas SA (France),
Gtd. Notes, MTN
1.375%	03/17/17	15	14,958
BPCE SA (France),
Sub. Notes, 144A
5.150%	07/21/24	200	206,094
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.850%	11/24/17	100	99,885
3.375%	03/01/23	55	55,492
5.875%	01/30/42	25	31,446
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes, 144A
5.000%	10/15/19	100	111,647
Credit Suisse/New York NY (Switzerland),
Sr. Unsec’d. Notes
1.375%	05/26/17	250	249,263
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	30	31,445
HSBC Holdings PLC (United Kingdom),
Sub. Notes
6.500%	05/02/36	100	128,433
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.625%	05/15/18	175	173,076
Sub. Notes
3.375%	05/01/23	75	74,199
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
2.300%	11/27/18	200	201,889
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
1.650%	03/24/17	15	15,052
2.600%	06/24/19	45	45,377
PNC Funding Corp., Gtd. Notes

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
3.300%	03/08/22	35	$35,995
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
2.150%	03/15/19	45	45,208
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.500%	09/08/17	200	199,486
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18	50	50,307
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22	50	50,499
Wachovia Corp.,
Sub. Notes
5.500%	08/01/35	75	88,047
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24	75	75,469
3.500%	03/08/22	70	73,075

			2,729,336

Beverages
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Series 2014-B, Gtd. Notes
2.875%	02/15/16	25	25,571

Biotechnology
Celgene Corp.,
Sr. Unsec’d. Notes
2.300%	08/15/18	10	10,083
4.625%	05/15/44	35	36,304
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.050%	04/01/19	25	25,004

			71,391

Capital Markets — 0.2%
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
5.300%	03/15/20	15	16,974
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.900%	07/19/18	200	205,176
Sub. Notes
6.750%	10/01/37	35	44,008
Morgan Stanley,
Sr. Unsec’d. Notes
2.125%	04/25/18	75	75,043
Sr. Unsec’d. Notes, MTN
2.375%	07/23/19	120	119,557
Sub. Notes
5.000%	11/24/25	25	26,678
Northern Trust Corp.,
Sr. Unsec’d. Notes
2.375%	08/02/22	25	24,365

			511,801

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note2)
CORPORATE OBLIGATIONS (continued)
Chemicals
Dow Chemical Co. (The), Sr. Unsec’d. Notes
4.250%	11/15/20	25	$26,728

Commercial Services & Supplies — 0.1%
Catholic Health Initiatives,
Sec’d. Notes
2.950%	11/01/22	30	29,395
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.800%	11/01/18	25	25,536
3.850%	11/15/24	10	10,141
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc.,
Gtd. Notes
5.750%	04/15/23	50	52,500
Republic Services, Inc.,
Gtd. Notes
5.500%	09/15/19	25	28,164

			145,736

Construction Materials
Holcim US Finance Sarl & Cie SCS (Switzerland),
Gtd. Notes, 144A
6.000%	12/30/19	20	22,891
West Fraser Timber Co. Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
4.350%	10/15/24	90	86,025

			108,916

Consumer Finance — 0.1%
American Express Co.,
Sr. Unsec’d. Notes
1.550%	05/22/18	35	34,667
American Express Credit Corp.,
Sr. Unsec’d. Notes
2.125%	07/27/18	50	50,444
First American Financial Corp.,
Sr. Unsec’d. Notes
4.600%	11/15/24	50	50,695
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	85	85,314

			221,120

Containers & Packaging
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24	30	29,532

Diversified Consumer Services
President and Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37	35	35,245

Diversified Financial Services — 0.2%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.000%	03/03/17	50	49,865
Ford Motor Credit Co. LLC.,
Sr. Unsec’d. Notes
1.700%	05/09/16	200	200,708

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note2)
CORPORATE OBLIGATIONS (continued)
Diversified Financial Services (continued)
General Electric Capital Corp.,
Sr. Unsec’d. Notes
1.625%	04/02/18	210	$210,321
Sr. Unsec’d. Notes, MTN
3.150%	09/07/22	42	42,778
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
5.125%	04/13/18	45	47,457
John Deere Capital Corp.,
Sr. Unsec’d. Notes
1.700%	01/15/20	25	24,366

			575,495

Diversified Telecommunication Services — 0.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.400%	12/01/17	50	49,498
3.000%	02/15/22	50	49,059
British Sky Broadcasting Group PLC (United Kingdom),
Gtd. Notes, 144A
2.625%	09/16/19	200	200,074
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.992%	02/16/16	15	15,427
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.150%	09/15/23	275	303,664
6.350%	04/01/19	25	28,969
6.400%	09/15/33	15	18,477

			665,168

Electric Utilities — 0.2%
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.400%	05/15/44	35	36,778
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
2.500%	12/01/19	110	110,321
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39	25	30,027
NiSource Finance Corp.,
Gtd. Notes
4.450%	12/01/21	50	54,025
Southern Co. (The),
Sr. Unsec’d. Notes
1.300%	08/15/17	75	74,692
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	35	40,642
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	50	55,831
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	150	152,526

			554,842

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/18	30	$30,763
Avnet, Inc.,
Sr. Unsec’d. Notes
5.875%	06/15/20	25	27,931

			58,694

Food & Staples Retailing
Walgreens Boots Alliance, Inc.,
Gtd. Notes
1.750%	11/17/17	35	35,087
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
3.250%	10/25/20	45	47,070

			82,157

Food Products
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22	70	75,788

Health Care Providers & Services — 0.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.200%	03/15/19	25	24,835
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19	75	74,994
McKesson Corp.,
Sr. Unsec’d. Notes
1.292%	03/10/17	10	9,949
NYU Hospitals Center,
Unsec’d. Notes
4.784%	07/01/44	135	141,995
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/22	40	40,128

			291,901

Healthcare Equipment & Supplies
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
3.300%	10/30/19	100	99,351

Industrial Conglomerates — 0.1%
Hutchison Whampoa International 14 Ltd. (Hong Kong),
Gtd. Notes, 144A
1.625%	10/31/17	200	198,352

Insurance — 0.2%
ACE INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24	30	30,315
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19	15	15,015
4.125%	02/15/24	50	53,226
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24	25	25,279

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Insurance (continued)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44	150	$152,471
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.350%	09/10/19	75	75,110
3.500%	06/03/24	25	24,912
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22	35	34,990
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	70	78,004

			489,322

IT Services
Fidelity National Information Services, Inc.,
Gtd. Notes
1.450%	06/05/17	35	34,804
Fiserv, Inc.,
Gtd. Notes
3.125%	06/15/16	25	25,667
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17	25	25,688

			86,159

Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/19	20	20,030

Media — 0.2%
21st Century Fox America, Inc.,
Gtd. Notes
4.500%	02/15/21	25	27,365
5.650%	08/15/20	30	34,417
Comcast Corp.,
Gtd. Notes
6.950%	08/15/37	25	35,222
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	06/01/18	35	39,520
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
2.400%	03/15/17	25	25,472
Historic TW, Inc.,
Gtd. Notes
6.875%	06/15/18	25	28,905
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
2.250%	11/15/17	50	50,095
NBCUniversal Media LLC,
Gtd. Notes
2.875%	01/15/23	50	49,951
5.150%	04/30/20	25	28,370
Omnicom Group, Inc.,
Gtd. Notes
3.650%	11/01/24	25	25,012

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
Sirius XM Holdings, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	08/15/22	25	$26,250
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
0.875%	05/23/16	10	9,948
Viacom, Inc.,
Sr. Unsec’d. Notes
2.200%	04/01/19	35	34,502

			415,029

Metals & Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
2.050%	09/30/18	50	50,186
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
2.125%	03/15/18	50	49,418
3.625%	06/09/21	35	35,056
Rio Tinto Finance USA PLC (United Kingdom),
Gtd. Notes
1.375%	06/17/16	35	35,154
Vale Overseas Ltd. (Brazil),
Gtd. Notes
4.375%	01/11/22	25	23,963
6.875%	11/21/36	25	26,355

			220,132

Multi-Utilities — 0.1%
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.875%	03/01/44	25	27,350
Constellation Energy Group, Inc.,
Gtd. Notes
5.150%	12/01/20	25	27,680
PPL Capital Funding, Inc.,
Gtd. Notes
1.900%	06/01/18	20	19,966
PSEG Power LLC,
Gtd. Notes
2.750%	09/15/16	35	35,869

			110,865

Oil, Gas & Consumable Fuels — 0.6%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24	60	59,651
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.375%	11/06/17	25	24,727
Cameron International Corp.,
Sr. Unsec’d. Notes
1.400%	06/15/17	50	49,246
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
1.750%	01/15/18	35	34,794
ConocoPhillips Co.,
Gtd. Notes
1.050%	12/15/17	40	39,488

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating LP,
Gtd. Notes
5.600%	04/01/44	25	$25,559
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.125%	01/16/25	110	104,500
4.250%	09/18/18	50	52,000
5.875%	05/28/45	45	41,625
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
6.500%	02/01/42	35	40,231
Enlink Midstream Partners LP,
Sr. Unsec’d. Notes
2.700%	04/01/19	25	24,619
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23	85	84,073
EQT Midstream Partners LP,
Gtd. Notes
4.000%	08/01/24	55	54,465
Kinder Morgan Inc.,
Gtd. Notes
2.000%	12/01/17	45	44,722
Murphy Oil Corp.,
Sr. Unsec’d. Notes
2.500%	12/01/17	25	24,850
Nabors Industries, Inc.,
Gtd. Notes
5.000%	09/15/20	15	14,733
Noble Energy, Inc.,
Sr. Unsec’d. Notes
4.150%	12/15/21	25	25,493
5.050%	11/15/44	75	74,132
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.300%	05/20/23	200	191,000
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.625%	05/20/43	15	12,229
Petrobras International Finance Co. (Brazil),
Gtd. Notes
5.750%	01/20/20	100	96,571
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.125%	01/23/19	40	40,100
5.500%	06/27/44	100	102,000
Phillips 66,
Gtd. Notes
4.650%	11/15/34	100	102,500
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	100	98,172
Rowan Cos., Inc.,
Gtd. Notes
4.750%	01/15/24	45	42,474
Spectra Energy Capital LLC,
Gtd. Notes
3.300%	03/15/23	50	47,494

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil, Gas & Consumable Fuels (continued)
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.600%	12/01/24	100	$98,815
Transocean, Inc.,
Gtd. Notes
6.375%	12/15/21	75	69,184
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.450%	04/01/44	25	26,327
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.550%	06/24/24	25	23,250
Williams Partners LP,
Sr. Unsec’d. Notes
5.400%	03/04/44	35	34,265

			1,803,289

Paper & Forest Products
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22	20	21,820
4.800%	06/15/44	25	25,530

			47,350

Pharmaceuticals
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.600%	06/01/44	35	36,753

Real Estate Investment Trusts (REITs) — 0.1%
American Campus Communities Operating Partnership LP,
Gtd. Notes
4.125%	07/01/24	50	50,504
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21	35	35,387
Forest City Enterprises, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/18	89	101,571
Kilroy Realty LP,
Gtd. Notes
4.250%	08/15/29	100	100,008
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	100	101,717

			389,187

Road & Rail
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.500%	06/15/19	30	29,817

Software
Oracle Corp.,
Sr. Unsec’d. Notes
2.250%	10/08/19	100	100,714

Specialty Retail
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.400%	03/01/16	25	26,383

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Specialty Retail (continued)
O’Reilly Automotive, Inc.,
Gtd. Notes
4.625%	09/15/21	50	$54,517

			80,900

Technology Hardware, Storage & Peripherals
Apple, Inc.,
Series 2014-GC21, Sr. Unsec’d. Notes
1.000%	05/03/18	30	29,555

Tobacco
Altria Group, Inc.,
Gtd. Notes
2.950%	05/02/23	45	43,514

Transportation Infrastructure
GATX Corp.,
Sr. Unsec’d. Notes
1.250%	03/04/17	25	24,757
JB Hunt Transport Services, Inc.,
Gtd. Notes
2.400%	03/15/19	25	25,013

			49,770

Wireless Telecommunication Services — 0.1%
SBA Tower Trust,
Series 2014-1A, 144A
2.898%	10/15/44	160	160,420

TOTAL CORPORATE OBLIGATIONS (cost $11,057,892)			11,059,303

FOREIGN GOVERNMENT BONDS — 0.4%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
5.603%	07/20/20	200	219,000
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24	200	204,500
Iceland Government International Bond (Iceland),
Unsec’d. Notes, 144A
4.875%	06/16/16	100	104,635
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36	60	77,550
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
4.000%	01/22/24	25	26,531
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	25	24,455
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24	50	51,819
Province of Ontario (Canada),
Sr. Unsec’d. Notes
1.200%	02/14/18	15	14,875
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	08/25/21	100	102,031
Unsec’d. Notes
3.500%	07/29/20	25	26,753

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/24	50	$54,500
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20	100	109,500
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
7.000%	06/05/20	100	116,275

TOTAL FOREIGN GOVERNMENT BONDS (cost $1,118,646)			1,132,424

MUNICIPAL BONDS — 0.2%
Illinois
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Ltd.
5.720%	12/01/38	10	12,402

Kansas
Kansas City Southern Railway Co. (The),
Gtd. Notes
4.300%	05/15/43	50	51,017

Massachusetts
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38	75	79,540

New York
Port Authority of New York & New Jersey,
Revenue Bonds
5.310%	08/01/46	50	54,697

North Carolina — 0.1%
University of North Carolina at Chapel Hill,
Revenue Bonds
3.847%	12/01/34	150	158,347

Washington — 0.1%
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44	75	80,719

TOTAL MUNICIPAL BONDS (cost $411,893)			436,722

U.S. GOVERNMENT AGENCY
OBLIGATIONS — 4.1%
Federal Home Loan Mortgage Corp.
2.000%	07/01/28	32	32,262
2.500%	05/01/28	34	34,632
2.500%	TBA	170	172,903
3.000%	01/01/27-08/01/43	382	388,322
3.000%	TBA	85	88,223
3.500%	08/01/26-12/01/42	404	422,261
3.500%	TBA	170	176,760
4.000%	07/01/25-06/01/42	305	325,720
4.500%	08/01/24-05/01/40	72	78,534
4.500%	TBA	195	211,354
5.000%	07/01/35-09/01/39	109	120,333
5.500%	06/01/36	113	126,497
6.000%	08/01/34-01/01/38	103	117,426

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Assoc.
0.875%	10/26/17	265	$262,760
2.500%	09/01/27-02/01/43	548	557,967
2.500%	TBA	80	81,450
3.000%	02/01/27-11/01/43	947	967,626
3.000%	TBA	310	313,584
3.000%	TBA	150	155,912
3.500%	01/01/26-06/01/43	791	828,467
3.500%	TBA	490	510,787
4.000%	07/01/25-01/01/44	1,180	1,261,866
4.000%	TBA	140	149,416
4.500%	01/01/27-05/01/41	574	624,152
4.500%	TBA	100	108,547
5.000%	04/01/19-02/01/42	208	229,041
5.000%	TBA	225	248,585
5.500%	04/01/34-08/01/37	406	455,823
6.000%	04/01/35-01/01/40	128	145,636
6.500%	11/01/36	39	44,184
Government National Mortgage Assoc.
2.500%	10/20/42-01/20/43	71	70,079
3.000%	12/20/42-12/20/44	315	323,050
3.000%	TBA	220	224,977
3.000%	TBA	30	30,679
3.500%	01/15/42-11/20/44	369	387,870
3.500%	TBA	490	514,347
4.000%	08/20/39-10/20/41	280	301,223
4.000%	TBA	450	482,479
4.500%	05/20/40-01/20/41	194	212,847
4.500%	TBA	340	371,490
5.000%	05/20/33-04/20/44	333	368,437
5.500%	08/20/38	39	43,582

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $12,464,663)			12,572,090

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bonds
2.750%	11/15/42	150	149,848
3.125%	11/15/41	295	318,370
3.375%	05/15/44	720	810,562
3.625%	08/15/43	420	493,927
3.875%	08/15/40	90	109,870
4.500%	02/15/36	935	1,247,129
5.375%	02/15/31	195	271,796
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24	430	414,123
U.S. Treasury Notes
0.500%	07/31/17	845	835,428
0.875%	01/31/17	1,360	1,363,932
1.000%	09/30/16	1,960	1,974,394
1.250%	08/31/15-10/31/18	1,795	1,797,566
1.500%	05/31/19	315	314,213
1.625%	08/31/19	675	675,738
2.000%	02/15/22	235	235,587
2.125%	02/29/16	2,575	2,627,708
2.500%	08/15/23	110	113,532
2.625%	08/15/20-11/15/20	2,690	2,808,167
2.750%	02/15/24	810	852,335

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
3.125%	05/15/19	385	$410,416
4.250%	08/15/15	120	123,005
TOTAL U.S. TREASURY OBLIGATIONS (cost $17,702,757)			17,947,646

TOTAL LONG-TERM INVESTMENTS (cost $293,823,239)			300,927,402

		Shares
SHORT-TERM INVESTMENT — 2.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $8,433,015)(w)(Note 4)		8,433,015	8,433,015

TOTAL INVESTMENTS — 101.9% (cost $302,256,254)			309,360,417
Liabilities in excess of other assets — (1.9)%			(5,640,926)

NET ASSETS — 100.0%			$303,719,491

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1— quoted prices generally in active markets for identical securities.

Level 2— quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3— significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$187,997,499	$65,943,159	$10,149
Preferred Stocks	226,744	866,798	—
Rights	—	3,360	—
Warrants	632	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	1,271,846	—
Commercial Mortgage-Backed Securities	—	1,459,030	—
Corporate Obligations	—	10,895,894	163,409
Foreign Government Bonds	—	1,132,424	—
Municipal Bonds	—	436,722	—
U.S. Government Agency Obligations	—	12,572,090	—
U.S. Treasury Obligations	—	17,947,646	—
Affiliated Money Market Mutual Fund	8,433,015	—	—

Total	$196,657,890	$112,528,969	$173,558

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Banks	6.6%
U.S. Treasury Obligations	5.9
Real Estate Investment Trusts (REITs)	5.3
Pharmaceuticals	4.4
U.S. Government Agency Obligations	4.1
Capitial Markerts	3.7
Oil, Gas & Consumable Fuels	3.7
Internet Software & Services	3.4
Insurance	3.3
Health Care Providers & Services	3.0
Industrial Conglomerates	2.9
Affiliated Money Market Mutual Fund	2.8
Media	2.7
IT Services	2.6
Hotels, Restaurants & Leisure	2.5
Aerospace & Defense	2.4
Chemicals	2.4
Biotechnology	2.3
Specialty Retail	2.1
Health Care Equipment & Supplies	1.9
Internet & Catalog Retail	1.8
Airlines	1.7
Semiconductors & Semiconductor Equipment	1.6
Food & Staples Retailing	1.5
Food Products	1.5
Electric Utilities	1.4
Life Sciences Tools & Services	1.4
Machinery	1.3
Diversified Telecommunication Services	1.2
Auto Components	1.1
Software	1.1
Textiles, Apparel & Luxury Goods	1.0
Beverages	0.9
Metals & Mining	0.9
Technology Hardware, Storage & Peripherals	0.9

Trading Companies & Distributors	0.9%
Professional Services	0.8
Automobiles	0.7
Commercial Services & Supplies	0.7
Communications Equipment	0.7
Consumer Finacne	0.7
Wireless Telecommunication Services	0.7
Real Estate Management & Development	0.6
Tobacco	0.6
Construction Materials	0.5
Diversified Financial Services	0.5
Electronic Equipment, Instrucments & Components	0.5
Independent Power & Renewable Electrity Producers	0.5
Road & Rail	0.5
Commercial Mortgage-Backed Securities	0.5
Air Freight & Logistics	0.4
Electrical Equipment	0.4
Household Durables	0.4
Household Products	0.4
Multilne Retail	0.4
Multi-Utilities	0.4
Foreign Government Bonds	0.4
Non-Residential Mortgage-Backed Securities	0.4
Building Products	0.3
Gas Utilites	0.3
Container & Packaging	0.2
Energy Equipment & Services	0.2
Leisure Products	0.2
Paper & Forest Products	0.2
Municipal Bonds	0.2
Construction & Engineering	0.1
Personal Products	0.1
Thrifts & Mortgage Finance	0.1
Transportation Infrastructure	0.1

101.9
Liablities in excess of other assets	(1.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$3,992	—	$—

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$25,281	$25,281
Equity contracts	3,833	—	3,833

Total	$3,833	$25,281	$29,114

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Total
Equity contracts	$(95)	$632	$537

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $293,823,239)	$300,927,402
Affiliated investments (cost $8,433,015)	8,433,015
Cash	191
Foreign currency, at value (cost $117,131)	117,660
Receivable for fund share sold	892,763
Dividends and interest receivable	556,035
Receivable for investments sold	507,318
Tax reclaim receivable	27,130
Prepaid expenses	1,132

Total Assets	311,462,646

LIABILITIES:
Payable for investments purchased	7,304,985
Accrued expenses and other liabilities	248,005
Advisory fees payable	92,895
Payable for fund share repurchased	91,925
Distribution fee payable	4,984
Affiliated transfer agent fee payable	361

Total Liabilities	7,743,155

NET ASSETS	$303,719,491

Net assets were comprised of:
Paid-in capital	$296,781,893
Retained earnings.	6,937,598

Net assets, December 31, 2014	$303,719,491

Net asset value and redemption price per share, $303,719,491 / 28,476,223 outstanding shares of beneficial interest	$10.67

STATEMENT OF OPERATIONS

For the Period February 10, 2014* through December 31, 2014

INCOME
Unaffiliated dividend income (net of $61,781 foreign withholding tax)	$2,106,717
Interest income	362,225
Affiliated dividend income	9,144

2,478,086

EXPENSES
Advisory fees	1,165,844
Distribution fee.	130,994
Custodian and accounting fees	692,000
Audit fee	24,000
Trustees’ fees	11,000
Legal fees and expenses.	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	1,000
Insurance expenses	1,000
Miscellaneous	45,538

Total expenses	2,096,376

NET INVESTMENT INCOME	381,710

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(528,687)
Short sales transactions	(9,591)
Foreign currency transactions	(8,080)

(546,358)

Net change in unrealized appreciation (depreciation) on:
Investments	7,104,163
Foreign currencies	(1,917)

7,102,246

NET GAIN ON INVESTMENTS	6,555,888

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,937,598

STATEMENT OF CHANGES IN NET ASSETS

February 10, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income.	$381,710
Net realized loss on investment and foreign currency transactions	(546,358)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	7,102,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,937,598

FUND SHARE TRANSACTIONS:
Fund share sold [28,993,604 shares]	302,109,288
Fund share repurchased [517,381 shares]	(5,327,395)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	296,781,893

TOTAL INCREASE IN NET ASSETS	303,719,491
NET ASSETS:
Beginning of period	—

End of period	$303,719,491

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A366

GLOSSARY

SCHEDULE OF INVESTMENTS	December 31, 2014

The following abbreviations are used in the preceding Portfolios descriptions:

Currency:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Columbian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hunarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Exchange:

AEX	Amsterdam Stock Exchange
ASX	Australian Securities Exchange
FTSE	Financial Times Stock Exchange
ISE	Irish Stock Exchange
NYSE	New York Stock Exchange
OTC	Over-The-Counter
QMTF	Mutilateral Trading Facility
SGMX	Sigma X MTF
TSX	Toronto Stock Exchange
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XJSE	Johannesburg Stock Exchange
XLON	London Stock Exchange

Index:

CDX	Credit Derivative Index
CPI	Consumer Price Index
DAX	German Stock Index
GSCI	Goldman Sachs Commodity Index
iBoxx	Bond Market Indices
iTraxx	International Credit Derivative Index
KOSPI	Korean Stock Exchange Index
NIKKEI	Japanese Stock Market Index
RMS G	MSCI US REIT Index
SPGCENP	S&P GSCI Energy Official Close Index
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TAIEX	Taiwan Stock Exchange Index
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under
the Securities Act of 1933 and may not be resold
subject to that rule except to qualified institutional
buyers. Unless otherwise noted, 144A securities are
deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to
Regulation S and may not be offered, sold or delivered
within the United States or to, or for the account or
benefit of, U.S. persons, except pursuant to an
exemption from, or in a transaction not subject to, the
registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ADS	American Depositary Security
ASX	Australian Securities Exchange
BABs	Build America Bonds
BBA	British Bankers Association
BKNT	Bank Notes
Bobl	Bundesobligationen-German Federal Obligations
bps	Basis Points
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
CPTFEMU	Eurostat Eurozone HICP ex-Tobacco NSA
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EMU	European Monetary Union
ETF	Exchange Traded Fund
Euribor	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
N/A	Not Applicable
NSA	Non-Seasonally Adjusted
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
PIK	Payment-in-Kind
PRFC	Preference Shares
QMTF	Quote Multilateral Trading Facility
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
SDR	Sweden Depositary Receipt
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

A367

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2014 consisted of 90 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 16 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Advanced Strategies Portfolio (“Advanced Strategies”):    High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”):    High total return consistent with a moderate level of risk.

AST Defensive Asset Allocation Portfolio (“Defensive Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST FI Pyramis® Quantitative Portfolio (“ FI Pyramis® Quantitative”) formerly known as AST First Trust Balanced Target Portfolio:    Long-term capital growth balanced by current income.

AST Franklin Templeton Founding Funds Plus Portfolio (“Franklin Templeton Founding Funds Plus”):    Capital appreciation.

AST Legg Mason Diversified Growth Portfolio (“Legg Mason Diversified Growth”):    High risk-adjusted returns compared to its blended index.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”):    Maximize total return, consistent with preservation of capital and prudent investment management.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”):    Maximize total return, consistent with preservation of capital and prudent investment management.

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”):    Total return.

AST RCM World Trends Portfolio (“RCM World Trends”):    Highest potential total return consistent with it specified level of risk tolerance.

AST Schroders Global Tactical Portfolio (“Schroders Global Tactical”):    To outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays U.S. Aggregate Bond Index (30%).

AST Schroders Multi-Asset World Strategies Portfolio (“Schroders Multi-Asset World Strategies”):    Long-term capital appreciation.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”):    High level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”):    High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

B1

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc., with the exception of Legg Mason Diversified Growth, Schroders Global Tactical and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). PI is the sole Investment Manager of Legg Mason Diversified Growth and Schroders Global Tactical. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures and options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

B2

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts:  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

B3

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and gurantees the option contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments

B4

known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with a counterparty (“OTC traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

B5

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

B6

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2014, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities:    Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest,

B7

computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

REITs:    Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

B8

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2014, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Allianz Global Investors US LLC for RCM World Trends;

BlackRock Financial Management, Inc. for BlackRock Global Strategies;

Brandywine Global Investment Management, LLC for a portion of Legg Mason Diversified Growth;

Brown Advisory LLC for a portion of Advanced Strategies;

ClearBridge Investments, LLC for a portion of Legg Mason Diversified Growth;

First Trust Advisors L.P. for FI Pyramis® Quantitative through February 7, 2014;

Loomis, Sayles & Company, L.P. for a portion of Advanced Strategies;

LSV Asset Management for a portion of Advanced Strategies;

Pacific Investment Management Company LLC (“PIMCO”) for PIMCO Total Return Bond, PIMCO Limited Maturity Bond and a portion of Advanced Strategies;

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of the Advanced Strategies and manages Balanced Asset Allocation and Preservation Asset Allocation;

Prudential Investment Management, Inc. (“PIM”) for a portion of Prudential Growth Allocation;

Pyramis® Global Advisors, LLC for AST FI Pyramis® Quantitative Portfolio effective February 7, 2014;

QS Batterymarch Financial Management, Inc. for a portion of Legg Mason Diversified Growth;

QS Legg Mason Global Asset Allocation, LLC for a portion of Legg Mason Diversified Growth;

Quantitative Management Associates LLC (“QMA”) for Balanced Asset Allocation, Defensive Asset Allocation, Preservation Asset Allocation, a portion of Advanced Strategies and a portion of Prudential Growth Allocation;

Schroder Investment Management North America Ltd. and Schroder Investment Management North America, Inc. for Schroders Multi-Asset World Strategies and Schroders Global Tactical;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation, T. Rowe Price Growth Opportunities and a portion of Advanced Strategies;

Western Asset Management Company for a portion of Legg Mason Diversified Growth;

William Blair & Company, LLC for a portion of Advanced Strategies.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that the advisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions)

B9

do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees at December 31, 2014	Effective Advisory Fees
Advanced Strategies	0.84% first $300 million;	0.76%
	0.83% on next $200 million;
	0.82% on next $250 million;
	0.81% on next $ 2.5 billion;
	0.80% on next $2.75 billion;
	0.77% on next $4 billion;
	0.75% in excess of $10 billion
Balanced Asset Allocation	0.15%	0.15%
BlackRock Global Strategies	0.99% first $300 million;	0.97%
	0.98% on next $200 million;
	0.97% on next $250 million;
	0.96% on next $ 2.5 billion;
	0.95% on next $2.75 billion;
	0.92% on next $4 billion;
	0.90% in excess of $10 billion
Defensive Asset Allocation	0.15%	0.15%
FI Pyramis® Quantitative	0.84% first $300 million;	0.69%
	0.83% on next $200 million;
	0.82% on next $250 million;
	0.81% on next $ 2.5 billion;
	0.80% on next $2.75 billion;
	0.77% on next $4 billion;
	0.75% in excess of $10 billion
Franklin Templeton Founding Funds Plus	0.02%	0.02%
Legg Mason Diversified Growth	0.89% first $300 million;	— #
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $ 2.5 billion;
	0.85% on next $2.75 billion;
	0.82% on next $4 billion;
	0.80% in excess of $10 billion
PIMCO Limited Maturity Bond	0.64% first $300 million;	0.63%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $ 2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion
PIMCO Total Return Bond	0.64% first $300 million;	0.61%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $ 2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion
Preservation Asset Allocation	0.15%	0.15%
Prudential Growth Allocation	0.84% first $300 million;	0.79%
	0.83% on next $200 million;
	0.82% on next $250 million;
	0.81% on next $ 2.5 billion;
	0.80% on next $2.75 billion;
	0.77% on next $4 billion;
	0.75% in excess of $10 billion
RCM World Trends	0.94% first $300 million;	0.88%
	0.93% on next $200 million;
	0.92% on next $250 million;
	0.91% on next $ 2.5 billion;
	0.90% on next $2.75 billion;
	0.87% on next $4 billion;
	0.85% in excess of $10 billion
Schroders Global Tactical**	0.94% first $300 million;	0.91%
	0.93% on next $200 million;
	0.92% on next $250 million;
	0.91% on next $ 2.5 billion;
	0.90% on next $2.75 billion;
	0.87% on next $4 billion;
	0.85% in excess of $10 billion

B10

	Advisory Fees at December 31, 2014	Effective Advisory Fees
Schroders Multi-Asset World Strategies	1.09% first $300 million;	1.06%
	1.08% on next $200 million;
	1.07% on next $250 million;
	1.06% on next $2.5 billion;
	1.05% on next $2.75 billion;
	1.02% on next $4 billion;
	1.00% in excess of $10 billion
T. Rowe Price Asset Allocation	0.84% first $300 million;	0.75%
	0.83% on next $200 million;
	0.82% on next $250 million;
	0.81% on next $2.5 billion;
	0.80% on next $2.75 billion;
	0.77% on next $4 billion;
	0.75% in excess of $10 billion
T. Rowe Price Growth Opportunities	0.89% first $300 million;	0.89%
	0.88% on next $200 million;
	0.87% on next $250 million;
	0.86% on next $2.5 billion;
	0.85% on next $2.75 billion;
	0.82% on next $4 billion;
	0.80% in excess of $10 billion

	Fee Waivers through June 30, 2014	Fee Waivers and/or Expense Limitations effective July 1, 2014
Advanced Strategies	contractually waive 0.01%	contractually waive 0.01%
	through June 30, 2015(1)	through June 30, 2015(1)
Legg Mason Diversified Growth Portfolio	N/A	contractually limit expenses to
1.07% through June 30, 2015
FI Pyramis® Quantitative	contractually waive 0.093%	contractually waive 0.137%
	through June 30, 2015(2)	through June 30, 2015
Prudential Growth Allocation	contractually waive 0.02%	N/A
through June 30, 2014
RCM World Trends	contractually waive 0.07%	N/A
through June 30, 2014
T. Rowe Price Asset Allocation	contractually waive 0.02%	contractually waive 0.02%
	through June 30, 2014*	through June 30, 2015*

*	The manager has voluntarily agreed to waive two-thirds of the incremental increase in their net management fees as a result of the underlying voluntary subadvisor fee discount and an additional 0.02% was waived for a total management fee waiver of 0.04% for the year ended December 31, 2014.

**	Voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Funds Fees and Expenses” exceed 0.20% of the Portfolio’s average daily net assets.

#	The advisory fee amount waiver and/or expense reimbursement exceeds the advisory fee for the current period due to expense limitations described above.

(1)	The Investment Managers have voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying AST portfolios.

(2)	Contractual waiver of .093% effective February 10, 2014, prior to that date the waiver was 0.08%.

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2014, brokerage commission recaptured under these agreements was as follows:

Amount
Advanced Strategies	$106,148
Prudential Growth Allocation	3,196
RCM World Trends	50,049

B11

4.	Other Transactions with Affiliates

The Trust, excluding Balanced Asset Allocation Portfolio, Franklin Templeton Founding Funds Plus Portfolio and Preservation Asset Allocation Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Balanced Asset Allocation Portfolio, Defensive Asset Allocation, Franklin Templeton Founding Funds Plus Portfolio, and Preservation Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Advanced Strategies Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2014, PIM was compensated as follows for these services by the Portfolios:

Amount
Advanced Strategies	$393,795
BlackRock Global Strategies	95,750
FI Pyramis® Quantitative	228,880
Prudential Growth Allocation	178,953
RCM World Trends	324,432
Schroders Global Tactical	457,259
Schroders Multi-Asset World Strategies	389,609
T. Rowe Price Asset Allocation	362,077

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2014, were as follows:

	Cost of Purchases	Proceeds from Sales
Advanced Strategies	$6,804,442,138	$6,395,478,297
Balanced Asset Allocation	1,558,757,798	1,843,397,098
BlackRock Global Strategies	4,222,748,633	4,031,880,269
Defensive Asset Allocation	221,675,320	106,175,835
FI Pyramis® Quantitative	9,002,172,959	9,508,775,825
Franklin Templeton Founding Funds Plus	462,241,816	18,924,835
Legg Mason Diversified Growth	8,527,689	710,374
PIMCO Limited Maturity Bond	233,077,460	414,493,283
PIMCO Total Return Bond	13,068,137,825	16,304,697,477
Preservation Asset Allocation	1,347,762,205	1,972,839,412
Prudential Growth Allocation	9,278,550,207	8,816,731,808
RCM World Trends	1,439,481,468	1,220,595,920
Schroders Global Tactical	2,267,488,287	2,345,118,534
Schroders Multi-Asset World Strategies	2,356,166,471	2,565,026,089

B12

	Cost of Purchases	Proceeds from Sales
T. Rowe Price Asset Allocation	$5,890,734,361	$5,670,499,440
T. Rowe Price Growth Opportunities	324,713,948	47,994,500

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2014 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Advanced Strategies
Goldman Sachs Small-Cap Value	$38,968,734	$—	$—	$—	$41,773,741
Small-Cap Growth	73,576,325	1,953,600	9,015,000	—	69,076,537
Small-Cap Growth Opportunities	53,330,540	1,302,400	6,010,000	—	51,132,313
Small-Cap Value	99,487,325	9,400,000	21,772,000	—	92,271,610

	$265,362,924	$12,656,000	$36,797,000	$—	$254,254,201

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Balanced Asset Allocation
AQR Emerging Markets Equity	$14,276,794	$10,363,097	$976,300	$—	$23,349,073
AQR Large-Cap	925,744,584	17,818,002	97,278,900	—	961,321,513
Boston Partners Large-Cap Value	173,816,495	2,846,489	15,614,900	—	178,224,895
ClearBridge Dividend Growth	457,951,493	11,659,001	43,659,700	—	485,269,324
Goldman Sachs Large-Cap Value	224,208,433	11,728,652	24,833,200	—	239,982,840
Goldman Sachs Mid-Cap Growth	6,579,974	10,735,500	1,115,100	—	18,190,280
Goldman Sachs Small-Cap Value	66,340,023	—	—	—	71,115,241
Goldman Sachs Strategic Income	—	251,209,323	9,872,495	—	235,797,515
Herndon Large-Cap Value	171,696,100	10,946,489	15,598,800	—	169,704,141
High Yield	161,056,357	—	50,504,400	—	115,805,056
International Growth	609,875,225	59,772,523	40,569,400	—	594,752,654
International Value	598,064,109	82,272,523	54,052,100	—	585,627,746
Jennison Large-Cap Growth	220,701,586	10,325,481	72,310,800	—	173,472,039
Large-Cap Value	180,983,378	5,246,489	26,919,600	—	181,780,211
Loomis Sayles Large-Cap Growth	329,857,340	122,116,064	40,127,100	—	455,505,785
Lord Abbett Core Fixed-Income	224,077,350	230,198,365	21,459,500	—	448,512,330
MFS Growth	329,174,897	12,785,868	32,697,900	—	336,632,525
MFS Large-Cap Value	170,242,671	10,046,489	13,632,600	—	183,902,586
Mid-Cap Value	17,567,047	180,050	1,333,500	—	18,938,967
Money Market	50,156,367	567,541	38,116	—	50,685,792
Neuberger Berman Core Bond	140,795,217	103,230,529	12,972,300	—	238,781,379
Neuberger Berman Mid-Cap Growth	26,406,726	2,203,249	11,490,400	—	18,227,624
Neuberger Berman/LSV Mid-Cap Value	17,685,653	180,050	1,333,500	—	18,968,587
Parametric Emerging Markets Equity	22,956,822	2,230,710	4,245,900	—	19,786,543
PIMCO Limited Maturity Bond	86,289,557	932,819	3,463,700	—	83,690,408
PIMCO Total Return Bond	779,884,343	58,433,715	863,863,870	—	—
Prudential Core Bond	949,452,473	255,329,538	68,299,500	—	1,195,910,936
QMA Emerging Markets Equity	19,660,819	1,176,143	5,539,500	—	14,602,121
QMA Large-Cap	931,310,484	16,818,002	119,266,800	—	960,987,889
Small-Cap Growth	122,764,579	8,186,951	8,781,400	—	127,076,096
Small-Cap Growth Opportunities	85,953,420	1,291,300	5,859,700	—	85,428,013
Small-Cap Value	165,484,281	2,148,744	15,694,317	—	160,088,223
T. Rowe Price Equity Income	239,390,824	10,328,652	28,032,300	—	238,235,754
T. Rowe Price Large-Cap Growth	220,059,689	13,825,481	77,497,200	—	169,435,470

B13

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Balanced Asset Allocation (cont’d.)
T. Rowe Price Natural Resources	$9,489,962	$98,099	$726,400	$—	$8,164,707
Templeton Global Bond	249,191	—	—	—	250,579
Western Asset Core Plus Bond	697,973,815	169,949,511	53,491,100	—	866,223,086
Western Asset Emerging Markets Debt	90,308,259	51,576,359	244,800	—	139,344,890

	$9,538,486,337	$1,558,757,798	$1,843,397,098	$—	$9,873,772,818

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Defensive Asset Allocation
AQR Emerging Markets Equity	$53,450	$147,039	$43,409	$—	$154,374
AQR Large-Cap	3,013,538	4,247,885	1,761,974	—	6,174,110
Boston Partners Large-Cap Value	568,779	815,677	298,362	—	1,182,711
Clearbridge Dividend Growth	1,506,751	2,078,172	809,025	—	3,121,143
Goldman Sachs Large-Cap Value	755,475	1,070,183	412,781	—	1,574,372
Goldman Sachs Mid-Cap Growth	21,887	110,057	28,061	—	116,099
Goldman Sachs Strategic Income	—	18,075,840	3,011,206	—	14,729,476
Herndon Large-Cap Value	567,060	840,792	298,887	—	1,123,957
High Yield	4,541,047	5,091,900	3,777,306	—	6,013,011
International Growth	2,031,632	2,801,008	969,511	—	3,737,794
International Value	2,032,889	2,849,718	985,546	—	3,689,121
Jennison Large-Cap Growth	708,775	889,820	592,131	—	1,099,857
Large-Cap Value	566,225	812,617	317,037	—	1,186,317
Loomis Sayles Large-Cap Growth	1,062,896	2,331,011	719,161	—	2,954,536
Lord Abbett Core Fixed-Income	7,553,260	23,146,899	3,317,957	—	28,110,987
MFS Growth	1,062,620	1,560,952	602,495	—	2,204,377
MFS Large-Cap Value	565,999	807,927	297,417	—	1,185,546
Mid-Cap Value	58,370	79,990	28,093	—	125,313
Money Market	2,987,437	3,593,179	1,808,301	—	4,772,315
Neuberger Berman Core Bond	4,720,392	11,960,789	2,070,400	—	14,955,445
Neuberger Berman Mid-Cap Growth	87,666	100,917	80,788	—	116,678
Neuberger Berman/LSV Mid-Cap Value	58,354	80,855	28,108	—	125,060
Parametric Emerging Markets Equity	85,546	105,195	51,423	—	131,188
PIMCO Limited Maturity Bond	2,922,679	3,951,691	1,148,304	—	5,704,684
PIMCO Total Return Bond	26,438,448	26,325,671	53,814,784	—	—
Prudential Core Bond	32,069,404	53,224,073	13,171,674	—	74,774,599
QMA Emerging Markets Equity	74,761	81,390	56,649	—	96,220
QMA Large Cap Value	3,016,125	4,172,088	1,786,664	—	6,138,573
Small-Cap Growth	402,617	581,631	247,496	—	785,729
Small-Cap Growth Opportunities	268,786	385,426	170,045	—	514,239
Small-Cap Value	739,348	985,486	395,672	—	1,415,111
T. Rowe Price Equity Income	753,746	1,101,528	392,446	—	1,564,620
T. Rowe Price Large-Cap Growth	709,168	884,305	577,476	—	1,103,818
T. Rowe Price Natural Resources	31,472	50,057	17,085	—	58,474
Western Asset Core Plus Bond	23,602,571	38,558,014	10,287,326	—	54,157,933
Western Asset Emerging Markets Debt	3,023,687	7,775,538	1,800,834	—	8,745,955

	$128,662,860	$221,675,320	$106,175,834	$—	$253,643,742

B14

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Franklin Templeton Founding Funds Plus
Franklin Templeton Founding Funds Allocation	$370,944,816	$334,948,686	$7,087,790	$—	$709,735,953
Templeton Global Bond	123,648,272	127,293,130	11,837,045	—	238,955,846

	$494,593,088	$462,241,816	$18,924,835	$—	$948,691,799

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Legg Mason Dividend Growth
Western Asset Core Plus Bond	$—	$1,174,000	$—	$—	$1,178,437
Western Asset Emerging Markets Debt	—	239,000	—	—	235,288

	$—	$1,413,000	$—	$—	$1,413,725

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Preservation Asset Allocation
AQR Emerging Markets Equity	$6,381,172	$3,624,000	$634,100	$—	$9,290,339
AQR Large-Cap	395,049,901	2,000,000	61,258,000	—	383,527,409
Boston Partners Large-Cap Value	75,219,666	2,600,000	13,066,100	—	71,961,626
ClearBridge Dividend Growth	197,964,669	1,500,000	33,635,200	—	190,421,621
Goldman Sachs Large-Cap Value	99,318,095	3,700,000	19,563,500	—	95,484,441
Goldman Sachs Mid-Cap Growth	2,903,123	4,300,000	670,100	—	7,363,743
Goldman Sachs Small-Cap Value	33,419,151	—	—	—	35,824,694
Goldman Sachs Strategic Income	—	313,820,300	14,262,399	—	292,646,221
Herndon Large-Cap Value	75,590,328	1,700,000	11,303,400	—	67,215,123
High Yield	201,775,284	—	65,605,200	—	142,800,502
International Growth	262,194,107	18,750,000	30,229,300	—	236,795,487
International Value	259,062,990	24,250,000	33,221,400	—	233,677,606
Jennison Large-Cap Growth	96,036,791	3,000,000	39,442,800	—	65,574,816
Large-Cap Value	77,662,136	2,000,000	16,966,300	—	72,087,942
Loomis Sayles Large-Cap Growth	143,374,439	49,450,000	30,537,700	—	180,367,198
Lord Abbett Core Fixed Income	300,030,610	269,178,288	31,150,200	—	558,297,254
MFS Growth	143,274,277	6,000,000	25,751,500	—	134,946,489
MFS Large-Cap Value	75,242,807	2,700,000	14,064,900	—	70,954,630
Mid-Cap Value	8,165,497	—	1,325,600	—	7,936,622
Money Market	118,454,116	—	31,474,635	—	86,979,481
Neuberger Berman Core Bond	185,682,822	119,497,448	17,974,000	—	297,053,071
Neuberger Berman Mid-Cap Growth	11,824,358	250,000	5,150,200	—	7,368,336
Neuberger Berman/LSV Mid-Cap Value	8,099,514	—	1,325,300	—	7,816,132
Parametric Emerging Markets Equity	10,258,023	—	2,077,600	—	7,772,055
PIMCO Limited Maturity Bond	115,515,036	—	6,451,300	—	108,985,070
PIMCO Total Return Bond	1,045,139,612	25,798,200	1,104,464,916	—	—
Prudential Core Bond	1,264,987,378	257,849,498	113,779,600	—	1,485,724,204
QMA Emerging Markets Equity	8,801,474	—	2,641,100	—	5,884,019
QMA Large-Cap	396,707,379	1,500,000	70,248,700	—	382,856,684
Small-Cap Growth	54,146,012	3,000,000	7,209,200	—	51,971,239
Small-Cap Growth Opportunities	37,686,216	—	6,001,900	—	33,361,493
Small-Cap Value	66,699,105	—	10,376,262	—	59,488,531

B15

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Preservation Asset Allocation (cont’d.)
T. Rowe Price Equity Income	$103,061,986	$2,000,000	$17,363,300	$—	$94,632,655
T. Rowe Price Large-Cap Growth	95,301,994	6,750,000	41,342,800	—	66,305,681
T. Rowe Price Natural Resources	4,375,450	—	428,400	—	3,642,567
Templeton Global Bond	1,423,730	—	5,300	—	1,426,378
Western Asset Core Plus Bond	932,362,073	168,044,471	91,268,300	—	1,076,040,491
Western Asset Emerging Markets Debt	119,622,656	54,500,000	568,900	—	171,418,427

	$7,032,813,977	$1,347,762,205	$1,972,839,412	$—	$6,805,900,277

Written options transactions, during the year ended December 31, 2014, were as follows:

	Advanced Strategies		BlackRock Global Strategies
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	1,593,830,120	$3,422,439	93,850	$14,613
Written options	2,112,331,180	13,758,478	517,700	313,785
Expired options	(2,590,338,260)	(8,468,824)	(186,400)	(57,486)
Closed options	(852,401,800)	(5,182,005)	(328,100)	(183,265)

Balance at end of year	263,421,240	$3,530,088	97,050	$87,647

	PIMCO Limited Maturity		PIMCO Total Return
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—	2,130,680,000	$8,632,352
Written options.	417,000,000	1,125,398	4,740,984,000	27,205,955
Expired options	(290,100,000)	(883,686)	(4,679,080,000)	(20,161,633)
Closed options	(13,600,000)	(33,886)	(2,192,584,000)	(15,676,674)

Balance at end of year	113,300,000	$207,826	—	$—

	Prudential Growth Allocation
	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—
Written options	17,753,800	1,911,283
Expired options	(10,981,000)	(1,336,811)
Closed options	(1,822,800)	(229,843)

Balance at end of year	4,950,000	$344,629

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will

B16

approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of 0.075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Maximum Advance Outstanding During the Period	Outstanding Borrowings at December 31, 2014
Advanced Strategies	$2,872,400	1.40%	5	$4,220,000	—
BlackRock Global Strategies	291,143	1.40%	14	620,000	—
Defensive Asset Allocation	330,571	1.41%	7	840,000	—
FI Pyramis® Quantitative	2,264,909	1.40%	11	8,318,000	—
Prudential Growth Allocation	6,696,556	1.40%	9	21,530,000	—
Schroders Global Tactical	2,872,739	1.40%	23	30,925,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2014, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

10.	Subsequent Event

Effective on January 5, 2015, the AST PIMCO Total Return Bond Portfolio was renamed the AST BlackRock/Loomis Sayles Bond Portfolio and Pacific Investment Management Company LLC (PIMCO) was replaced as subadvisor of the Portfolio by BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited and Loomis, Sayles & Company, L.P.

B17

Financial Highlights

	AST Advanced Strategies Portfolio
	Year Ended December 31,
	2014	2013(c)	2012(c)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.08	$12.08	$10.84	$10.93	$9.73

Income (Loss) From Investment Operations:
Net investment income	.18	.14	.18	.17	.12
Net realized and unrealized gain (loss) on investments	.68	1.86	1.28	(.16)	1.20

Total from investment operations	.86	2.00	1.46	.01	1.32

Less Distributions:	—	—	(.22)	(.10)	(.12)

Net Asset Value, end of year	$14.94	$14.08	$12.08	$10.84	$10.93

Total Return(a)	6.11%	16.56%	13.65%	.11%	13.71%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,895.8	$8,426.2	$6,350.6	$3,784.3	$3,505.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.89%	.90%	.93%	.95%	.97%
Expenses Before Waivers and/or Expense Reimbursement	.92%	.93%	.98%	.99%	.99%
Net investment income	1.25%	1.10%	1.54%	1.74%	1.59%
Portfolio turnover rate	140%	148%	172%	221%	155%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.80	$11.73	$10.91	$11.11	$9.98

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.02)	.11	.12	.08
Net realized and unrealized gain (loss) on investments	.92	2.09	1.21	(.25)	1.14

Total from investment operations	.90	2.07	1.32	(.13)	1.22

Less Distributions:	—	—	(.50)	(.07)	(.09)

Net Asset Value, end of year	$14.70	$13.80	$11.73	$10.91	$11.11

Total Return(a)	6.52%	17.65%	12.48%	(1.22)%	12.31%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,009.6	$10,590.7	$8,712.2	$6,447.4	$6,887.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.16%	.15%	.16%	.16%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.16%	.16%
Net investment income (loss)	(.14)%	(.15)%	1.06%	1.06%	.80%
Portfolio turnover rate	16%	47%	38%	71%	34%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST BlackRock Global Strategies Portfolio
	Year Ended December 31,			April 29, 2011(c) through December 31, 2011
	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.45	$10.32	$9.27	$10.00

Income (Loss) From Investment Operations:
Net investment income	.12	.09	.10	.06
Net realized and unrealized gain (loss) on investments	.43	1.04	1.00	(.79)

Total from investment operations	.55	1.13	1.10	(.73)

Less Distributions:	—	—	(.05)	—

Net Asset Value, end of period	$12.00	$11.45	$10.32	$9.27

Total Return(a)	4.80%	10.95%	11.90%	(7.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,325.9	$2,207.7	$1,772.9	$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.10%	1.10%	1.08	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.11%	1.13%	1.15	%(d)
Net investment income	1.01%	.98%	1.26%	1.10	%(d)
Portfolio turnover rate	266%	380%	550%	314	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Defensive Asset Allocation Portfolio
	Year Ended December 31, 2014	April 29, 2013(c) through December 31, 2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.80	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	.52	(.18)

Total from investment operations	.51	(.20)

Net Asset Value, end of period	$10.31	$9.80

Total Return(a)	5.20%	(2.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$254.9	$129.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.21%	.37	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.21%	.37	%(e)
Net investment loss	(.21)%	(.37	)%(e)
Portfolio turnover rate	55%	38	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST FI Pyramis® Quantitative Portfolio
	Year Ended December 31,
	2014	2013	2012(c)	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.74	$10.23	$9.46	$9.76	$8.69

Income (Loss) From Investment Operations:
Net investment income	.20	.18	.22	.21	.22
Net realized and unrealized gain (loss) on investments	.17	1.33	.77	(.35)	1.00

Total from investment operations	.37	1.51	.99	(.14)	1.22

Less Distributions:	—	—	(.22)	(.16)	(.15)

Net Asset Value, end of year	$12.11	$11.74	$10.23	$9.46	$9.76

Total Return(a)	3.15%	14.76%	10.64%	(1.51)%	14.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,929.2	$5,030.0	$4,112.7	$2,784.0	$2,787.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.82%	.89%	.93%	.94%	.94%
Expenses Before Waivers and/or Expense Reimbursement	.94%	.93%	.97%	.98%	.98%
Net investment income	1.45%	1.79%	2.23%	2.33%	2.46%
Portfolio turnover rate	241%	69%	94%	130%	62%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Franklin Templeton Founding Funds Plus Portfolio
	Year Ended December 31, 2014	April 29, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.94	$10.00

Income (Loss) From Investment Operations:
Net investment loss	— (d)	—	(d)
Net realized and unrealized gain on investments	.28	.94

Total from investment operations	.28	.94

Net Asset Value, end of period	$11.22	$10.94

Total Return(a)	2.56%	9.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$950.7	$494.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.04%	.09	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.04%	.09	%(e)
Net investment loss	(.04)%	(.09	)%(e)
Portfolio turnover rate	2%	2	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Legg Mason Diversified Growth Portfolio
	November 24, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.01
Net realized and unrealized loss on investments	(.05)

Total from investment operations	(.04)

Net Asset Value, end of period	$9.96

Total Return(a)	(.40)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.96	%(d)
Expenses Before Waivers and/or Expense Reimbursement	9.18	%(d)
Net investment income	1.29	%(d)
Portfolio turnover rate	11	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST PIMCO Limited Maturity Bond Portfolio
	Year Ended December 31,
	2014(c)	2013	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.35	$10.58	$10.55	$10.58	$10.46

Income (Loss) From Investment Operations:
Net investment income	.15	.13	.10	.14	.11
Net realized and unrealized gain (loss) on investments	(.16)	(.36)	.38	.11	.29

Total from investment operations	(.01)	(.23)	.48	.25	.40

Less Distributions:	—	—	(.45)	(.28)	(.28)

Net Asset Value, end of year	$10.34	$10.35	$10.58	$10.55	$10.58

Total Return(a)	(.10)%	(2.17)%	4.60%	2.34%	3.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$918.7	$1,052.5	$1,178.0	$1,026.2	$968.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.77%	.76%	.76%	.77%	.79	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.77%	.76%	.78%	.78%	.80	%(d)
Net investment income	1.48%	1.09%	.95%	1.34%	1.02%
Portfolio turnover rate	278%	85%	297%	575%	368%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes interest expense of 0.01% for the year ended December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST PIMCO Total Return Bond Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)		2011(c)		2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.29	$12.52	$11.91		$12.16		$11.70

Income (Loss) From Investment Operations:
Net investment income	.22	.18	.25		.26		.25
Net realized and unrealized gain (loss) on investments	.30	(.41)	.84		.13		.64

Total from investment operations	.52	(.23)	1.09		.39		.89

Less Distributions:	—	—	(.48)		(.64)		(.43)

Net Asset Value, end of year	$12.81	$12.29	$12.52		$11.91		$12.16

Total Return(a)	4.23%	(1.84)%	9.32%		3.18%		7.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,050.1	$7,045.8	$8,159.5		$6,925.1		$9,779.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.73%	.72%	.73	%(d)	.74	%(d)	.74	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.73%	.73%	.77	%(d)	.77	%(d)	.77	%(d)
Net investment income	1.75%	1.46%	2.06%		2.14%		2.09%
Portfolio turnover rate	280%	348%	482%		755%		633%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

	AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2014	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.16	$12.05	$11.76	$11.75	$10.78

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)	(.02)	.17	.16	.13
Net realized and unrealized gain (loss) on investments	.77	1.13	1.00	(.04)	1.00

Total from investment operations	.76	1.11	1.17	.12	1.13

Less Distributions:	—	—	(.88)	(.11)	(.16)

Net Asset Value, end of year	$13.92	$13.16	$12.05	$11.76	$11.75

Total Return(a)	5.78%	9.21%	10.38%	.99%	10.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,488.2	$7,669.2	$7,677.2	$5,854.6	$5,299.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.16%	.15%	.16%	.17%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.16%	.17%
Net investment income (loss)	(.15)%	(.15)%	1.40%	1.34%	1.13%
Portfolio turnover rate	19%	30%	26%	58%	24%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Prudential Growth Allocation Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.96	$10.22	$9.20	$9.91	$8.42

Income (Loss) From Investment Operations:
Net investment income	.15	.13	.16	.15	.14
Net realized and unrealized gain (loss) on investments	.95	1.61	1.02	(.76)	1.44

Total from investment operations	1.10	1.74	1.18	(.61)	1.58

Less Distributions:	—	—	(.16)	(.10)	(.09)

Net Asset Value, end of year	$13.06	$11.96	$10.22	$9.20	$9.91

Total Return(a)	9.20%	17.03%	12.92%	(6.22)%	19.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,157.2	$6,379.5	$5,048.9	$3,253.6	$4,030.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.92%	.92%	.93%	.93%	.93%
Expenses Before Waivers and/or Expense Reimbursement	.93%	.94%	.97%	.98%	.98%
Net investment income	1.28%	1.28%	1.86%	1.43%	1.61%
Portfolio turnover rate	153%	288%	98%	150%	89%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST RCM World Trends Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.49	$10.21	$9.60	$9.96	$8.95

Income (Loss) From Investment Operations:
Net investment income	.14	.07	.05	.06	.06
Net realized and unrealized gain (loss) on investments	.44	1.21	.91	(.24)	1.00

Total from investment operations	.58	1.28	.96	(.18)	1.06

Less Distributions:	—	—	(.35)	(.18)	(.05)

Net Asset Value, end of year	$12.07	$11.49	$10.21	$9.60	$9.96

Total Return(a)	5.05%	12.54%	10.28%	(1.82)%	11.92%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,655.1	$4,457.3	$3,616.9	$2,196.5	$1,974.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	.74%	.21%	.23%	.23%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	.82%	.30%	.32%	.32%
Net investment income	1.20%	.73%	.73%	.72%	.66%
Portfolio turnover rate	34%	153%	96%	113%	44%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Schroders Global Tactical Portfolio
	Year Ended December 31,
	2014	2013(c)	2012(c)	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.00	$11.85	$10.34	$10.71	$9.40

Income (Loss) From Investment Operations:
Net investment income	.26	.21	.11	.06	.05
Net realized and unrealized gain (loss) on investments	.55	1.94	1.52	(.31)	1.29

Total from investment operations	.81	2.15	1.63	(.25)	1.34

Less Distributions:	—	—	(.12)	(.12)	(.03)

Net Asset Value, end of year	$14.81	$14.00	$11.85	$10.34	$10.71

Total Return(a)	5.79%	18.14%	15.91%	(2.39)%	14.34%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,594.6	$4,329.7	$3,011.3	$1,613.7	$1,586.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.05%	.81%	.23%	.24%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.06%	.86%	.32%	.32%
Net investment income	1.81%	1.63%	.93%	.61%	.52%
Portfolio turnover rate	99%	165%	361%	133%	60%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Schroders Multi-Asset World Strategies Portfolio
	Year Ended December 31,
	2014(c)	2013	2012	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$13.83	$12.74	$13.50	$12.17

Income (Loss) From Investment Operations:
Net investment income	.29	.26	.24	.27	.33
Net realized and unrealized gain (loss) on investments	.19	1.72	1.15	(.73)	1.09

Total from investment operations	.48	1.98	1.39	(.46)	1.42

Less Distributions:	—	—	(.30)	(.30)	(.09)

Net Asset Value, end of year	$16.29	$15.81	$13.83	$12.74	$13.50

Total Return(a)	3.04%	14.32%	11.13%	(3.52)%	11.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,823.4	$4,056.9	$3,605.4	$2,612.7	$2,702.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.20%	1.20%	1.20%	1.22%	1.23%
Expenses Before Waivers and/or Expense Reimbursement	1.20%	1.21%	1.24%	1.24%	1.25%
Net investment income	1.78%	1.71%	1.98%	2.14%	2.60%
Portfolio turnover rate	84%	93%	103%	161%	123%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2014	2013(c)	2012(c)	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.28	$19.07	$17.21	$17.05	$15.45

Income (Loss) From Investment Operations:
Net investment income	.36	.33	.33	.27	.29
Net realized and unrealized gain (loss) on investments	.95	2.88	1.95	.07	1.47

Total from investment operations	1.31	3.21	2.28	.34	1.76

Less Distributions:	—	—	(.42)	(.18)	(.16)

Capital Contributions:(d)	—	—	—	— (e)	—

Net Asset Value, end of year	$23.59	$22.28	$19.07	$17.21	$17.05

Total Return(a)	5.88%	16.83%	13.50%	1.98%	11.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,096.7	$10,345.8	$7,603.6	$4,259.7	$3,523.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.87%	.89%	.93%	.95%	.96%
Expenses Before Waivers and/or Expense Reimbursement	.91%	.92%	.97%	.98%	.98%
Net investment income	1.61%	1.58%	1.77%	1.84%	1.84%
Portfolio turnover rate	66%	54%	51%	92%	51%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

	AST T. Rowe Price Growth Opportunities Portfolio
	February 10, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.01
Net realized and unrealized gain (loss) on investments	.66

Total from investment operations	.67

Net Asset Value, end of period	$10.67

Total Return(a)	6.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$303.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.60	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.60	%(d)
Net investment income	.29	%(d)
Portfolio turnover rate	41	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST Defensive Asset Allocation Portfolio, AST FI Pyramis Quantitative Portfolio (formerly First Trust Balanced Target Portfolio), AST Franklin Templeton Founding Funds Plus Portfolio, AST Legg Mason Diversified Growth Portfolio (commenced operations November 24, 2014), AST PIMCO Limited Maturity Bond Portfolio, AST PIMCO Total Return Bond Portfolio, AST Preservation Asset Allocation Portfolio, AST Prudential Growth Allocation Portfolio, AST RCM World Trends Portfolio, AST Schroders Global Tactical Portfolio, AST Schroders Multi-Asset World Strategies Portfolio, AST T. Rowe Price Asset Allocation Portfolio, and AST T. Rowe Price Growth Opportunities Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 20, 2015

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 47) Trustee Since 2011 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Sherry S. Barrat* (Age: 65) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 55) Trustee Since 2014 Number of Portfolios in Fund Complex† Overseen by Trustee: 92	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 64) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (Age: 76) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (Age: 68) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
W. Scott McDonald, Jr., PhD* (Age: 77) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas T. Mooney* (Age: 73) Trustee Since 2003 Independent Chair Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien* (Age: 64) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustees
Robert F. O’Donnell* (Age: 46) Trustee & President Since 2012 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None
Timothy S. Cronin* (Age: 49) Trustee & Vice President Since 2009 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None
Bruce W. Ferris* (Age: 59) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None

* The address of each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (59) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (39) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (40) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (56) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

E2

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Jonathan D. Shain* (56) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (40) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).
Kathleen DeNicholas* (40) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (50) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (47) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (53) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (58) Assistant Treasurer Since 2006	Vice President and Corporate Counsel — Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (52) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (46) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

1 Excludes Messrs. O’Donnell and Cronin, interested Trustees who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears under “Interested Trustees,” above.

E3

Board Approval of New Subadvisory Agreements: AST BlackRock/Loomis Sayles Bond Portfolio

Approval of a New Subadvisory Agreement

As required by the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (AST) considered (i) a proposed subadvisory agreement among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTIS, and together with PI, the Manager), and Loomis, Sayles & Company, L.P. (Loomis) for the AST PIMCO Total Return Bond Portfolio (the Portfolio) (the Loomis Subadvisory Agreement); and (ii) a proposed subadvisory agreement among the Manager and BlackRock Financial Management, Inc. (BlackRock Financial), BlackRock International Limited (BlackRock International) and BlackRock (Singapore) Limited (BlackRock Singapore, and collectively with BlackRock Financial and BlackRock International, referred to as BlackRock) (BlackRock, and together with Loomis, the New Subadvisers) for the Portfolio (the BlackRock Subadvisory Agreement). The Loomis Subadvisory Agreement and the BlackRock Subadvisory Agreement (collectively, the New Subadvisory Agreements) relate to the appointment of the New Subadvisers to replace Pacific Investment Management Company, LLC (PIMCO) as the new subadvisers to the Portfolio. The Board, including all of the trustees who were not parties to the New Subadvisory Agreements and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), met on October 28, 2014 (the Meeting) and approved the New Subadvisory Agreements for an initial two year period and changing the name of the Portfolio to the AST BlackRock/Loomis Sayles Bond Portfolio, after concluding that approval of the New Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the New Subadvisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the New Subadvisers; performance information; the fees paid by the Manager to the New Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the New Subadvisers at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Subadvisory Agreements with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and the New Subadvisers are appropriate in light of the services to be performed and the fee arrangements under the New Subadvisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PIMCO under the current subadvisory agreement and those that would be provided by the New Subadvisers under the proposed New Subadvisory Agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that PIMCO and the New Subadvisers were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of the New Subadvisers. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the New Subadvisers. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to the New Subadvisers. The Board also noted that Loomis and BlackRock Financial provide subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about the New Subadvisers, and its experience with Loomis and BlackRock Financial with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers.

Performance

The Board received and considered information regarding each New Subadviser’s investment performance in funds and accounts that use investment strategies similar to the ones to be used by the New Subadvisers for the Portfolio. The Board concluded that it was satisfied with the performance record of each of the New Subadvisers.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to each of the New Subadvisers under the New Subadvisory Agreements. The Board considered that, based on the net assets of the Portfolio as of September 30, 2014, the effective subadvisory fee rate that would be paid to the New Subadvisers under the New Subadvisory Agreements was lower than the effective subadvisory fee rate paid to PIMCO under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the decrease in the effective subadvisory fee rate for the portfolio will increase the net investment management fee retained by the Manager. The Board considered that the Manager agreed to waive 0.035% of its management fee through at least June 30, 2016, which represents approximately two-thirds (2/3) of the reduction in subadvisory fees. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of the New Subadvisers is new, there is no historical profitability information with respect to the proposed subadvisory arrangements for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules of the Loomis Subadvisory Agreement and the BlackRock Subadvisory Agreement each contained breakpoints that reduced the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to the New Subadvisers

The Board considered potential “fall out” or ancillary benefits anticipated to be received by the New Subadvisers and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Loomis and BlackRock Financial were similar to the benefits derived by Loomis and BlackRock Financial in connection with their management of other AST portfolios, which are reviewed on an annual basis and which were considered in connection with the renewal of the advisory agreements for the other AST portfolios for which Loomis and BlackRock Financial provide subadvisory services at the June 2014 Board meeting.

The Board also concluded that any potential benefits to be derived by the New Subadvisers were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

Board Approval of Amended Subadvisory Agreement: AST Advanced Strategies Portfolio

Approval of an Amended Subadvisory Agreement

As required by the 1940 Act, the Board of AST considered a proposed amended subadvisory agreement among PI, ASTIS, Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. (PIM), and Quantitative Management Associates LLC (QMA) for the AST Advanced Strategies Portfolio (the Portfolio). The proposed amended subadvisory agreement (the Amended Subadvisory Agreement) relates to the appointment of PIM to replace Pacific Investment Management Company LLC (PIMCO) as a subadviser to the Portfolio. PIM is a party to the current subadvisory agreement among the Manager, Jennison, PIM and QMA (the Current Subadvisory Agreement), but the Current Subadvisory Agreement needs to be amended to provide compensation to PIM for replacing PIMCO as a subadviser to the Portfolio. The Board, including all of the trustees who were not parties to the Amended Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), met on October 28, 2014 (the Meeting) and approved the Amended Subadvisory Agreement for an initial two year period, after concluding that approval of the Amended Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Amended Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Amended Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the PIM; performance information; the fees paid by the Manager to PIM; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to PIM. In connection with its deliberations, the Board considered information provided by the Manager and PIM at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Amended Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangement between the Manager and PIM is appropriate in light of the services to be performed and the fee arrangement under Amended Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Amended Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PIMCO under the current subadvisory agreement with PIMCO and those that would be provided by PIM under the Amended Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that PIMCO and PIM were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also considered that the nature and extent of services provided to the Portfolio by Jennison and QMA under the Current Subadvisory Agreement are the same as the nature and extent of services to be provided to the Portfolio by PIM under the Amended Subadvisory Agreement.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of PIM. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PIM. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to PIM. The Board also noted that PIM provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about PIM, and its experience with PIM with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by PIM.

Performance

The Board received and considered information regarding PIM’s investment performance in funds and accounts that use investment strategies similar to the ones to be used by PIM for the Portfolio. The Board concluded that it was satisfied with the performance record of PIM.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to PIM under the Amended Subadvisory Agreement. The Board considered that, based on the net assets of the Portfolio as of September 30, 2014, the effective subadvisory fee rate that would be paid to PIM under the Amended Subadvisory Agreement was lower than the effective subadvisory fee rate paid to PIMCO under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the decrease in the effective subadvisory fee rate for the portfolio would increase the net investment management fee retained by the Manager. The Board considered that the Manager agreed to waive 0.004% of its management fee through at least June 30, 2016, which approximately represents the reduction in subadvisory fees. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rate was reasonable.

Profitability

Because the engagement of PIM is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules of the Amended Subadvisory Agreement contained breakpoints that reduced the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to PIM

The Board considered potential “fall out” or ancillary benefits anticipated to be received by PIM and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by PIM were similar to the benefits derived by PIM in connection with its management of other AST portfolios, which are reviewed on an annual basis and which were considered in connection with the renewal of the advisory agreements for the other AST portfolios for which PIM provides subadvisory services at the June 2014 Board meeting.

The Board also concluded that any potential benefits to be derived by PIM were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by PIM included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Amended Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

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The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

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0239748-00004-00    AST-AR-C

ADVANCED SERIES TRUST

ANNUAL REPORT  • DECEMBER 31, 2014

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AST Academic Strategies Asset Allocation Portfolio

AST AQR Large-Cap Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST FI Pyramis® Asset Allocation Portfolio

AST Franklin Templeton Founding Funds Allocation Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST New Discovery Asset Allocation Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2014

■	LETTER TO CONTRACT OWNERS

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Academic Strategies Asset Allocation Portfolio	A1
	AST AQR Large-Cap Portfolio	A88
	AST Capital Growth Asset Allocation Portfolio	A95
	AST ClearBridge Dividend Growth Portfolio	A99
	AST FI Pyramis® Asset Allocation Portfolio	A103
	AST Franklin Templeton Founding Funds Allocation Portfolio	A130
	AST Goldman Sachs Multi-Asset Portfolio	A150
	AST J.P. Morgan Global Thematic Portfolio	A213
	AST J.P. Morgan Strategic Opportunities Portfolio	A279
	AST New Discovery Asset Allocation Portfolio	A349
	Glossary	A365

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2014

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 30, 2015

AST Academic Strategies Asset Allocation Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	3.82%	6.97%	4.21%
Blended Index	4.12	6.78	4.98
S&P 500 Index	13.66	15.44	7.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2014, the AST Academic Strategies Asset Allocation Portfolio returned 3.82%.

The net assets of the Portfolio at December 31, 2014 were $7,320.2 million.

The Portfolio’s investment objective is long-term capital appreciation. It is subadvised by Alpha Simplex Group, LLC, AQR Capital Management, LLC/CNH Partners, LLC, CoreCommodity Management, LLC, First Quadrant, L.P., J.P. Morgan Investment Management, Inc., Jennison Associates LLC, Pacific Investment Management Company LLC, Quantitative Management Associates LLC (QMA), and Western Asset Management Company/Western Asset Management Company Limited.

The Portfolio underperformed its benchmark, the Blended Index (the “Index”), which returned 4.12%. The Portfolio attempts to outperform the benchmark in three ways. First, long-term “strategic” asset allocation guidelines were developed. Second, QMA can over or underweight asset classes versus the strategic guidelines to take advantage of QMA’s top-down views. Finally, Prudential Investments (PI) has a research team responsible for identifying investment managers (both traditional and non-traditional) responsible for making the bottom-up security level decisions.

Subadviser security selection detracted from the Portfolio’s performance relative to the Index as the segment subadvisers, in aggregate, underperformed their respective target indexes in a year when this was the norm for active managers in the stock market. In particular, the Portfolio’s Large Cap Growth and Large Cap Value segments struggled to outperform the Russell 1000 Growth and Russell 1000 Value indexes, respectively. The AST Herndon Large Cap Value Portfolio was among the largest detractors, underperforming, in part, because of a substantial exposure to the energy sector, which fell with the price of oil. However, the Portfolio’s Large Cap Core Equity segment strongly outperformed the S&P 500 Index.

Strategic (long-term) asset allocation added value with allocations to emerging markets stocks and global infrastructure outperforming the alternative investment classes of developed international stocks and commodities. An allocation to international hedged bonds also helped performance as this segment outperformed domestic core bonds. Tactical (shorter term) asset allocation also contributed to relative performance, largely driven by overweights to stocks over bonds and to domestic stocks over international.

Certain components of the Portfolio use derivatives. QMA as the asset allocation manager uses futures contracts to help manage cash flows and to implement asset allocation views. The commodity segment, managed by CoreCommodity Management, uses commodity futures contracts to gain exposure to the markets. Bond subadvisers use derivatives to manage portfolio risk, for liquidity, and to exploit market inefficiencies. The Portfolio also maintains an allocation to non-traditional investment strategies, some of which (Alpha Simplex Hedge Fund Beta Replication, First Quadrant Global Macro, and First Quadrant Tactical Currency Alpha) are derivative-based strategies. Accordingly, a significant portion of their performance comes from derivatives. Others, such as AQR Diversified Arbitrage, use derivatives to hedge certain exposures.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (20%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Barclays U.S. Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Bloomberg Commodities Index (10%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, Wilshire U.S. REIT IndexSM (10%) an unmanaged index that measures U.S. publicly traded real estate investment trust, and BofA ML 3-Month U.S. Treasury Bill Index (15%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

1

AST AQR Large-Cap Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	13.17%	18.68%
S&P 500 Index	13.66	18.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2014, the AST AQR Large-Cap Portfolio returned 13.17%.

The net assets of the Portfolio at December 31, 2014 were $2,791.3 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by AQR Capital Management LLC.

Global developed equities were positive, driven primarily by the U.S., where economic data, specifically employment and GDP growth, continued to improve throughout the year. The U.S. Federal Reserve consistently tapered asset-purchases, ultimately concluding quantitative easing in October and signaling tighter monetary policy in 2015. The U.S. dollar strengthened relative to many foreign currencies. U.S. equity markets outperformed and large-cap stocks outperformed mid- and small-caps.

The Portfolio underperformed its benchmark, the S&P 500 Index (the “Index”), which returned 13.66%.

The Portfolio employs a diverse set of fundamental inputs and applies them in a disciplined and systematic manner. The approach combines bottom-up security and industry selection decisions to help generate excess returns and take advantage of mispricing in a wide range of securities across several dimensions.

Investment views are generated using a multi-factor approach, as opposed to straight factor-based regressions, based on the combination of valuation, fundamentals, price momentum, earnings quality, investor sentiment, stability, and management signaling measures. AQR generates views on individual securities for each investment theme and builds theoretical portfolios for each.

Two of the eight investment themes within the stock selection model contributed to the Portfolio’s underperformance relative to the Index, namely valuation across industries and, primarily, management signaling. Management signaling focuses on buying companies with strong share buyback programs and a trend of balance sheet leverage reduction. Conversely, in terms of investment themes, value and momentum within industries and investor sentiment performed well, contributing positively to the Portfolio’s relative return.

Positive contributions to Portfolio performance were captured through equities and equity index futures. Derivatives performed as expected and allowed the Portfolio to gain exposure to the equity market. The use of derivatives did not materially impact performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Capital Growth Asset Allocation Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	7.00%	10.55%	5.91%
Blended Index	8.28	11.51	7.07
S&P 500 Index	13.66	15.44	7.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/5/2005. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Capital Growth Asset Allocation Portfolio returned 7.00%.

The net assets of the Portfolio at December 31, 2014 were $12,999.8 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

The Portfolio underperformed its benchmark, the Blended Index (the “Index”), which returned 8.28%. Despite a poor beginning, U.S. stock markets finished the year with solid gains. Stocks of larger firms faired significantly better than those of smaller companies. International returns to U.S.-based investors were diminished by a strong U.S. dollar. In the second half of the year, collapsing oil prices troubled the energy sector and energy-exporting emerging markets. Bonds posted solid returns for the year despite low interest rates.

An overweight in domestic stocks aided performance compared with the Index, as they ended the year largely ahead of all other Portfolio components. Among domestic stocks, a tilt towards large cap value stocks was the biggest driver of relative performance as both growth and small cap stocks performed less well. Bond manager selection also was beneficial; most of the core bond managers outpaced their benchmarks throughout 2014. Both managers of small cap stock segments also outperformed their targets.

With a general overweight in stocks, the Portfolio was hindered by its allocation to international stocks, which struggled in U.S. dollar terms, underperforming both U.S. stocks and bonds. The inclusion of non-benchmark bonds, such as high yield bonds, limited returns because their spreads (spreads are the amount of extra yield that bonds provide over similar-duration Treasuries) over so-called “riskless” bonds began to widen during most of the second half of the year (i.e., relative prices declined). Stock subadviser selection also hurt performance as the majority of active subadvisers failed to meet benchmark returns, especially in large-cap domestic stocks where strong market performance left many subadvisers struggling to keep pace.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund of funds structure is managed by QMA with an actively managed overlay segment that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio. The use of derivatives did not significantly impact performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 3000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

3

AST ClearBridge Dividend Growth Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	13.61%	17.36%
S&P 500 Index	13.66	20.68

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2014, the AST ClearBridge Dividend Growth Portfolio returned 13.61%.

The net assets of the Portfolio at December 31, 2014 were $1,554.6 million.

The investment objective of the Portfolio is to seek income, capital preservation, and capital appreciation. The Portfolio is subadvised by ClearBridge Investments, LLC.

The Portfolio slightly underperformed its benchmark, the S&P 500 Index (the “Index”), which returned 13.66%. Longer term interest rates fell sharply in 2014, confounding many who expected rates to rise. These lower interest rates supported stock prices, as over a third of the stocks in the Index yielded more than 10-Year Treasuries. That helped drive market gains. Then, the sharp collapse in oil prices benefited consumers and also every industry except oil. For the United States, the impact of lower oil prices is more nuanced. Consumers and manufacturing benefit, but the energy industry, which has been a strong driver of job growth, suffers. For financial markets, unexpected sharp declines often unearth previously unforeseen risks. Nonetheless, every sector of the Index rose except energy. The health care and information technology sectors, which together make up about a third of the Index by market capitalization, gained more than 20% each.

The Portfolio had positive returns in each economic sector other than modest losses within energy. Leading contributors to absolute returns included information technology, industrials, and utilities. Relative to the Index, overall security selection helped performance, which was offset by negative sector allocation. Stock selection in the industrials and consumer discretionary sectors particularly helped, while the Portfolio’s cash and its underweight in information technology and health care hurt. An overweight in utilities also contributed positively as this small sector led the market.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST FI Pyramis® Asset Allocation Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	5.72%	9.62%	4.84%
Blended Index	7.60	10.39	5.27
S&P 500 Index	13.66	15.44	7.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST FI Pyramis® Asset Allocation Portfolio returned 5.72%.

The net assets of the Portfolio at December 31, 2014 were $3,221.5 million.

The investment objective of the Portfolio is to maximize total return. The Portfolio is subadvised by Pyramis Global Advisors, LLC, a unit of Fidelity Investments.

U.S. stock markets continued an upward trend, and all market capitalizations finished in positive territory. Large-cap stocks outperformed small- and mid-cap stocks. Non-U.S. developed and emerging markets posted negative single-digit returns after global growth slowed, Japan reentered a recession, and the euro zone appeared to be on the brink of doing so.

Stock performance varied across sectors. Defensive sectors (utilities, health care, consumer staples) and cyclical sectors (information technology, financials) outperformed the broad market, while industrials, consumer discretionary, materials, and telecommunications underperformed. Oil prices began to decline sharply during the summer, and the energy sector was the only sector to post negative returns.

Fixed income markets across the credit spectrum were up for the year. Declining interest rates had a positive effect on higher quality, longer duration fixed-income instruments. As global growth slowed, investor sentiment shifted to assuming less risk, and higher-quality bonds subsequently outperformed lower quality and credit spreads widened. The U.S. Treasury yield curve flattened as yields rose on the short end in anticipation of Federal Reserve tightening and declined on the long end as inflation rates fell and foreign investors sought safe-haven investments. As a result, longer duration bonds outperformed.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 7.60% primarily due to asset allocation. The Portfolio outperformed in domestic and emerging market equities, but underperformed in developed market equities. In fixed income, the Portfolio outperformed in investment grade bonds and Treasury Inflation Protected Securities (TIPS), but underperformed in high yield bonds.

Stock selection had a slight positive impact on the Portfolio’s relative performance.

The Portfolio uses futures contracts on major domestic stock indexes to manage cash flow, which had little impact on the Portfolio’s relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of S&P 500 Index (50%), an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Franklin Templeton Founding Funds Allocation Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	3.18%	13.30%
Blended Index	9.65	14.09
S&P 500 Index	13.66	18.15

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/30/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Franklin Templeton Founding Funds Allocation Portfolio returned 3.18%.

The net assets of the Portfolio at December 31, 2014 were $5,526.3 million.

The investment objective of the Portfolio is to seek capital appreciation. The secondary investment objective of the Portfolio is to seek income. The Portfolio is subadvised by Templeton Global Advisors, Ltd., Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC.

U.S. economic growth accelerated while growth rates in much of the rest of the world declined. Led by U.S. stocks, global developed market stocks advanced overall amid a generally accommodative monetary policy environment and continued strength in corporate earnings. The U.S. Federal Reserve ended its asset purchase program in October while keeping its target interest rate low. The U.K. economy grew modestly, but euro zone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession and the Bank of Japan expanded its stimulus measures. Oil prices declined amid high inventories and slowing global demand. Gold prices ended lower amid benign global inflation and a strong U.S. dollar.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 9.65%.

Stock selection in the consumer discretionary sector, notably media industry giant Comcast, contributed to performance. Several health care holdings also helped, including Forest Laboratories, Amgen, Medtronic and an out-of-benchmark investment in Teva Pharmaceutical Industries. Conversely, stock selection in the energy, industrials, and consumer staples sectors detracted. Energy-related companies such as Fugro, Noble Group, and Galp Energia, as well as an out-of-benchmark holding in KunLun Energy, weighed on results. In the industrials sector, Serco Group and Deutsche Lufthansa performed poorly. In the consumer staples sector, U.K. grocer Tesco and German wholesaler and retailer METRO were notable detractors.

The Portfolio increased the income segment weighting while reducing the equity weighting. Fixed income assets were positioned largely in high-yield corporate bonds, and performance benefited from securities in the communications and technology sectors, notably Charter Communications and iHeart Communications. In the information technology sector, First Data also helped performance. Detractors from relative performance included energy securities, particularly Energy XXI Gulf Coast, as well as basic industry securities including Alpha Natural Resources and Walter Energy.

Among equities, in the AST Franklin Templeton Income Portfolio, the utilities sector, one of the Portfolio’s largest weightings, was a key contributor to performance, notably PG&E. The information technology sector also aided returns with a strong contribution from Intel. As with fixed income holdings, holdings in the energy and materials sectors detracted, particularly BP, Canadian Oil Sands, Rio Tinto, BHP Billiton, and Freeport-McMoRan.

The segment advised by Franklin Mutual Advisers, LLC sought to invest in value stocks trading at deep discounts to intrinsic value. Investments in Apple, Teva Pharmaceutical Industries, and Kroger were key contributors to the Portfolio’s performance. Conversely, holdings in Tesco, Freeport McMoRan, and Transocean detracted. There were limited opportunities in distressed debt and merger arbitrage in which the segment often invests.

The Portfolio held currency forwards to somewhat hedge the currency risk of non-U.S. dollar investments. Hedges had a positive impact on the Portfolio’s performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of S&P 500 Index (50%) an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, MSCI World (Morgan Stanley Capital International) Index (GD) (33.33%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. (The GD version does not reflect the impact of withholding taxes on reinvested dividends.), and Barclays U.S. Aggregate Bond Index (16.67%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Goldman Sachs Multi-Asset Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	4.04%	6.92%	4.11%
Blended Index	5.82	7.89	4.63
S&P 500 Index	13.66	15.44	7.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Goldman Sachs Mutli-Asset Portfolio returned 4.04%.

The net assets of the Portfolio at December 31, 2014 were $3,000.0 million.

The investment objective of the Portfolio is to obtain a high level of total return consistent with its level of risk tolerance. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

U.S. equities and fixed income assets generated positive results, but with periods of volatility and some major geopolitical developments. Developed markets outperformed emerging markets and energy-related assets fell sharply over the last few months of the year.

Continued and increased divergence in growth trends resulted in the U.S. economy continuing to recover, while the euro zone, Japan and some emerging economies struggled with weaker growth. The varying pace of global economic recovery also led to monetary policy divergence, as Europe and Japan continued to ease to fight deflation, while the U.S. ended its quantitative easing program in October. These trends strongly influenced interest rates and currency markets, and the U.S. dollar rallied strongly.

Both debt and equity emerging markets underperformed developed markets, with a growing bifurcation of performance among countries with current account deficit/surplus, countries that are energy importers/exporters, and countries with varying political stability and reform agendas. The energy industry has been disrupted by both the rapid increase in production in the U.S. and an absence of supply disruptions from the Middle East. As a result, oil experienced significant price reductions.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 5.82%. The Portfolio was tactically overweight equities and underweight fixed income, which detracted from results, since the Portfolio’s fixed income benchmark outperformed its global equities benchmark. Fixed-income returns were buoyed as interest rates fell over the course of the year.

However, the Portfolio’s out-of-benchmark exposure to high-yield bonds and bank loans detracted from relative results. An out-of-benchmark exposure to local currency, emerging market debt also detracted as emerging currencies sold off and sovereign spreads widened, counteracting the decline in interest rates.

Global developed market equity returns were mainly led by U.S. equity on one end of the spectrum and European equity on the other. However, the Portfolio contained out-of-benchmark exposure to global small-cap equities in addition to emerging market equities, which detracted from relative returns. Emerging markets suffered after the commodity cycle turned abruptly negative, and lower growth expectations were re-priced across asset prices. This was partially offset by the Portfolio’s out-of-benchmark exposure to global real estate securities, as the asset class significantly outperformed global equities.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Barclays U.S. Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and The MSCI World Index (GD) (50%) an unmanaged capitalization-weighted index that captures large- and mid-cap representation across 24 Developed Markets countries. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST J.P. Morgan Global Thematic Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	6.36%	9.72%	5.10%
Blended Index	6.67	9.49	5.12
S&P 500 Index	13.66	15.44	7.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST J.P. Morgan Global Thematic Portfolio returned 6.36%.

The net assets of the Portfolio at December 31, 2014 were $3,146.7 million.

The investment objective of the Portfolio is to seek capital appreciation consistent with its specified level of risk tolerance. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc.

The Portfolio underperformed its benchmark, the Blended Index (the “Index”), which returned 6.67%. It proved to be a good year for U.S. stocks and an unexpectedly very good year for bonds. By contrast, commodities and emerging market stocks declined over the year. The pattern of returns across asset classes, especially in the fourth quarter, demonstrates the impact that the divergence in growth and, by extension, the divergence in monetary policy, across the globe has had on asset markets.

A tactical (short-term) overweight in domestic stocks compared with the Index added to relative performance as this was one of the best-performing asset classes. A tactical overweight in international developed market bonds, specifically in Australia, also contributed to performance. These overweight positions were funded primarily by an underweight in cash, which also added to performance as most major indexes had positive returns over the period. On the other hand, the Portfolio’s positioning within international developed market stocks detracted from its relative performance, particularly its overweight in non-United Kingdom Europe.

Security selection was mixed across the strategies. Value Advantage and Investment Grade Credit strategies significantly outperformed their respective benchmarks. In contrast, Global Convertibles and Emerging Markets Equity strategies underperformed their respective benchmarks. In aggregate, the impact of security selection decisions was near zero.

The Portfolio used predominantly equity and fixed income futures in both domestic and developed international markets. These derivatives had a slightly positive effect on the Portfolio’s performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (38.50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (14%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays High Yield 2% Constrained Index (3.0%) is a component of the U.S. Corporate High Yield Bond Index with a maximum exposure of 2% per issuer. The index includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity, MSCI Emerging Markets Index GD (8.0%) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets, FTSE EPRA/NAREIT Developed Index (Total Return Net) (4.50%) is an unmanaged index designed to track the performance of listed real estate companies and REITS worldwide, and J.P. Morgan EMBI Global Index (2.0%) is an unmanaged index that tracks total returns for traded external debt instruments in the emerging markets. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST J.P. Morgan Strategic Opportunities Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	5.45%	6.88%	5.44%
Blended Index	5.76	7.40	5.62
S&P 500 Index	13.66	15.44	7.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the AST J.P. Morgan Strategic Opportunities Portfolio returned 5.45%.

The net assets of the Portfolio at December 31, 2014 were $2,978.4 million.

The investment objective of the Portfolio is to seek to maximize return compared to the benchmark through security selection and tactical asset allocation. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc.

The Portfolio underperformed its benchmark, the Blended Index (the “Index”), which returned 5.76%. It proved to be a good year for U.S. stocks, a reasonable year for investment-grade credit, and an unexpectedly very good year for bonds. By contrast, commodities and emerging markets stocks declined over the year. The pattern of returns across asset classes, especially in the fourth quarter, demonstrates the impact of the divergence in growth across the globe and, by extension, the divergence in monetary policy, has had on asset markets.

An underweight position in alternative strategies, such as U.S. Dynamic Plus, detracted from performance as the strategy outperformed its index over the period, but the Portfolio’s overweight in domestic equities delivered a significant contribution to its relative return as the United States’ market was one of the best-performing. In addition, a tactical (short-term) overweight in international developed market bonds, namely Australia, also contributed to relative performance. These overweights were funded primarily by an underweight in cash, which added to performance, as most major indexes had positive returns over the period.

Strong security selection also contributed in all three categories: equities, fixed income, and alternatives, led by strategies such as Strategic Preservation, Investment Grade Credit, and Value Advantage. The most significant detractors for security selection included Strategic Income Opportunities and Growth Advantage strategies.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond lndex (50%), an unmanaged, index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. 3 Month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST New Discovery Asset Allocation Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.14%	10.49%
Blended Index	7.08	11.70
S&P 500 Index	13.66	18.15

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/30/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST New Discovery Asset Allocation Portfolio returned 5.14%.

The net assets of the Portfolio at December 31, 2014 were $753.0 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by C.S. McKee, LP, EARNEST Partners, Epoch Investment Partners, Inc., Longfellow Investment Management Co. LLC, who replaced Bradford and Marzec, LLC, effective November 24, 2014, Parametric Portfolio Assets LLC, Security Global Investors, LLC, Thompson, Siegel & Walmsley LLC, and Vision Capital Management, Inc., who replaced Brown Advisory, LLC, effective November 24, 2014.

The Portfolio is a blended asset allocation fund that aims to achieve the highest potential return consistent with a specified level of risk tolerance by investing in a diversified group of specialized boutique asset managers who then invest in the major United States and foreign stock and fixed income asset classes. The Portfolio’s asset allocation is fixed at 50% domestic stocks, 20% international stocks, and 30% fixed income. It is expected that asset allocation will have very little impact on risk and return relative to its benchmark.

During the period, a number of changes in management occurred. In the first quarter, the Portfolio added a derivatives specialist, Parametric Clifton, to manage a segment of the overall Portfolio to equitize its cash and enhance its liquidity. Parametric Clifton will use easily tradable derivatives to maintain a benchmark exposure to stocks and bonds. It is expected that the allocation to this “liquidity segment” will be approximately 10% of assets. In the fourth quarter, two subadviser changes occurred: Vision Capital replaced Brown for the large-cap growth segment and Longfellow Investment Management replaced Bradford & Marzec as a core bond manager.

The Portfolio underperformed its benchmark, the Blended Index (the “Index”), which returned 7.08%. The Portfolio’s relative underperformance was the result of subadviser-specific performance. The active (non-indexed) U.S. stock subadvisers posted mixed results for the period. Epoch’s relative performance improved throughout the period as the Federal Reserve began tapering its bond purchase program. The large-cap value segment saw relative results deteriorate, culminating in a weak second half of the year. Brown Advisory, LLC, replaced as the large-cap growth segment subadviser in November, underperformed consistently throughout the period, particularly in the consumer discretionary, industrials, and technology sectors. Epoch Investment’s large-cap core stock segment was able to mitigate some, but not all, of Brown’s underperformance with a number of strong holdings. Epoch’s segment benefited from holdings in several sectors, particularly technology and consumer staples, but its strong performance was equally due to avoiding underperformers in the energy sector.

The Portfolio’s international segments are subadvised by Thompson, Siegel & Walmsley LLC, (TS&W) and EARNEST Partners (EARNEST). TS&W slightly outperformed its target, while EARNEST’s segment matched the MSCI EAFE benchmark. TS&W made adroit country allocation decisions and strong stock selections in the United Kingdom, and also managed to avoid some of the international markets’ worst performing stocks. The Portfolio benefited from being inherently underweight in stocks of smaller firms compared with the Index, as its domestic equity subadvisers focus on large-caps. This structural underweight helped its relative performance.

The active subadvisers generally do not use derivatives in managing its assets, although a subadviser may occasionally use derivatives to keep uninvested cash flow from accumulating. Such use was minimal in 2014. Parametric Clifton’s liquidity segment’s use of derivatives did not meaningfully impact relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged, index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%) an unmanaged capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged capitalization-weighted measure of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

Advanced Series Trust Presentation of Portfolio Holdings — (Unaudited)	December 31, 2014

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Global Real Estate Portfolio	7.0%
AST International Value Portfolio	6.7%
AST International Growth Portfolio	4.9%
AST High Yield Portfolio	4.7%
AST Cohen & Steers Realty Portfolio	4.5%

AST AQR Large-Cap
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.8%
Johnson & Johnson	2.0%
Gilead Sciences, Inc.	2.0%
Pfizer, Inc.	1.9%
Microsoft Corp.	1.9%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST QMA Large-Cap Portfolio	10.5%
AST AQR Large-Cap Portfolio	10.4%
AST International Growth Portfolio	6.5%
AST International Value Portfolio	6.5%
AST Prudential Core Bond Portfolio	6.3%

AST ClearBridge Dividend Growth
Five Largest Holdings	(% of Net Assets	)
Intel Corp.	2.7%
Exxon Mobil Corp.	2.7%
Time Warner, Inc.	2.5%
3M Co.	2.5%
Union Pacific Corp.	2.4%

AST FI Pyramis® Asset Allocation
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust	5.0%
iShares Core S&P 500 ETF	3.0%
U.S. Treasury Notes 0.625%, 12/31/16	1.7%
U.S. Treasury Notes 1.000%, 12/15/17	1.5%
Microsoft Corp.	1.3%

AST Franklin Templeton Founding Funds Allocation
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	2.0%
Merck & Co., Inc.	1.4%
Medtronic, Inc.	1.4%
Teva Pharmaceutical Industries Ltd. (Israel), ADR	1.3%
Samsung Electronics Co. Ltd. (South Korea)	1.1%

AST Goldman Sachs Multi-Asset
Five Largest Holdings	(% of Net Assets	)
Federal National Mortgage Assoc. 3.500%, TBA	2.4%
U.S. Treasury Notes 0.250%, 04/15/16	2.0%
U.S. Treasury Bonds 3.125%, 02/15/42	1.1%
Federal National Mortgage Assoc. 4.000%, TBA	1.0%
AST Goldman Sachs Strategic Income Portfolio	1.0%

AST J.P. Morgan Global Thematic
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.250%, 01/31/15	1.4%
Apple, Inc	0.8%
Wells Fargo & Co.	0.6%
Johnson & Johnson	0.6%
Microsoft Corp.	0.5%

AST J.P. Morgan Strategic Opportunities
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Strip Coupon 1.643%, 02/15/21	0.9%
Apple, Inc.	0.8%
Wells Fargo & Co.	0.7%
U.S. Treasury Notes 0.875%, 02/28/17	0.6%
Johnson & Johnson	0.5%

AST New Discovery Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.375%, 10/31/16	1.3%
Apple, Inc.	1.2%
American International Group, Inc.	1.1%
CVS Caremark Corp.	1.1%
UnitedHealth Group, Inc.	1.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — (Unaudited)	December 31, 2014

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Academic Strategies Asset Allocation Portfolio	Actual	$1,000.00	$979.00	1.46%	$7.28
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43
AST AQR Large-Cap Portfolio	Actual	$1,000.00	$1,057.10	0.58%	$3.01
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96
AST Capital Growth Asset Allocation Portfolio	Actual	$1,000.00	$1,019.70	0.92%	$4.68
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
AST ClearBridge Dividend Growth Portfolio	Actual	$1,000.00	$1,056.60	0.82%	$4.25
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
AST FI Pyramis® Asset Allocation Portfolio	Actual	$1,000.00	$1,014.50	0.94%	$4.77
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
AST Franklin Templeton Founding Funds Allocation Portfolio	Actual	$1,000.00	$963.40	1.03%	$5.10
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Goldman Sachs Multi-Asset Portfolio	Actual	$1,000.00	$993.40	0.87%	$4.37
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST J.P. Morgan Global Thematic Portfolio	Actual	$1,000.00	$1,017.50	1.07%	$5.44
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45
AST J.P. Morgan Strategic Opportunities Portfolio	Actual	$1,000.00	$1,017.30	1.19%	$6.05
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
AST New Discovery Asset Allocation Portfolio	Actual	$1,000.00	$1,007.00	1.00%	$5.06
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2014, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 84.3%
AFFILIATED MUTUAL FUNDS — 57.2%	Shares	Value (Note 2)
AST AQR Emerging Markets Equity Portfolio*	19,422,265	$192,668,870
AST Boston Partners Large-Cap Value Portfolio*	2,110,130	38,530,972
AST ClearBridge Dividend Growth Portfolio*	4,860,787	65,328,979
AST Cohen & Steers Realty Portfolio*	33,506,527	332,049,685
AST Global Real Estate Portfolio*	45,442,385	509,409,140
AST Goldman Sachs Large-Cap Value Portfolio*	1,992,414	53,038,067
AST Goldman Sachs Mid-Cap Growth Portfolio*	9,987,465	77,302,977
AST Goldman Sachs Small-Cap Value Portfolio*	4,553,633	82,056,464
AST Goldman Sachs Strategic Income Portfolio*	2,322,912	22,694,851
AST Herndon Large-Cap Value Portfolio*	2,857,254	37,230,019
AST High Yield Portfolio*	40,811,631	343,633,932
AST International Growth Portfolio*	26,790,566	357,386,153
AST International Value Portfolio*	28,639,412	490,306,742
AST Jennison Large-Cap Growth Portfolio*	880,054	18,454,736
AST Large-Cap Value Portfolio*	1,732,401	39,134,950
AST Loomis Sayles Large Cap Growth Portfolio*	1,453,421	46,901,893
AST Lord Abbett Core Fixed Income Portfolio*	3,680,371	44,090,849
AST MFS Growth Portfolio*	2,349,300	38,974,890
AST MFS Large-Cap Value Portfolio*	2,613,916	39,757,662
AST Mid-Cap Value Portfolio*	7,616,577	155,606,661
AST Money Market Portfolio*	246,715	246,715
AST Neuberger Berman Core Bond Portfolio*	2,125,989	23,003,196
AST Neuberger Berman Mid-Cap Growth Portfolio*	2,226,057	77,778,435
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	5,559,251	152,879,410
AST Parametric Emerging Markets Equity Portfolio*	18,277,140	156,269,543
AST PIMCO Limited Maturity Bond Portfolio*	69,159	715,100
AST Prudential Core Bond Portfolio*	10,645,169	119,225,889
AST QMA Emerging Markets Equity Portfolio*	12,870,248	122,267,360
AST QMA US Equity Alpha Portfolio*	9,675,886	204,257,962
AST Small-Cap Growth Opportunities Portfolio*	979,290	13,935,296
AST Small-Cap Growth Portfolio*	669,793	21,299,411
AST Small-Cap Value Portfolio*	6,349,114	137,013,878
AST T. Rowe Price Equity Income Portfolio*	3,996,484	52,913,451
AST T. Rowe Price Large-Cap Growth Portfolio*	816,317	18,228,368
AST T. Rowe Price Natural Resources Portfolio*	821,942	17,121,058
AST Western Asset Core Plus Bond Portfolio*	7,597,061	86,074,701
Prudential Global Short Duration High Yield Fund, Inc.	1,024	16,302

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,348,662,313)(w)		4,187,804,567

COMMON STOCKS — 8.3%	Shares	Value (Note 2)
Aerospace & Defense — 0.1%
Honeywell International, Inc.(u)	12,458	$1,244,803
Huntington Ingalls Industries, Inc.(u)	6,600	742,236
Kratos Defense & Security Solutions, Inc.*	6,807	34,171
L-3 Communications Holdings, Inc.(u)	600	75,726
Precision Castparts Corp.	410	98,761
Spirit AeroSystems Holdings, Inc. (Class A Stock)*(u)	12,800	550,912
United Technologies Corp.(u)	11,211	1,289,265

		4,035,874

Air Freight & Logistics
Expeditors International of Washington, Inc.(u)	6,000	267,660
FedEx Corp.(u)	3,600	625,176

		892,836

Airlines
Alaska Air Group, Inc.(u)	8,100	484,056
Delta Air Lines, Inc.	10,192	501,344
Southwest Airlines Co.(u)	17,900	757,528
Spirit Airlines, Inc.*(u)	1,300	98,254
United Continental Holdings, Inc.*(u)	14,500	969,905

		2,811,087

Auto Components
Delphi Automotive PLC (United Kingdom)(u)	1,000	72,720
Lear Corp.(u)	5,700	559,056
Tenneco, Inc.*(u)	8,400	475,524

		1,107,300

Automobiles
General Motors Co.(u)	10,434	364,251
Thor Industries, Inc.(u)	12,700	709,549
Winnebago Industries, Inc.(u)	4,900	106,624

		1,180,424

Banks — 0.1%
Banco Santander SA (Spain)	2	17
Bank of America Corp.(u)	38,517	689,069
Bank of Cyprus PCL (Cyprus) (original cost $2,801,462; purchased 09/19/14)*(f)(g)	9,090,627	2,254,589
BB&T Corp.	3,420	133,004
CIT Group, Inc.(u)	11,800	564,394
Citigroup, Inc.(u)	9,144	494,782
Eagle Bancorp, Inc.*(u)	2,320	82,406
East West Bancorp, Inc.	2,705	104,711
Fifth Third Bancorp	5,220	106,358
Financial Institutions, Inc.(u)	3,700	93,055
First Bancorp (Puerto Rico)*(u)	14,500	85,115
First Banks, Inc.(original cost $73,850; purchased 08/09/13)*(f)(g)	211	73,267
First Interstate Bancsystem, Inc.(u)	7,100	197,522
First Niagara Financial Group, Inc.(u)	36,200	305,166
Fulton Financial Corp.(u)	27,500	339,900
Hudson Valley Holding Corp.	671	18,224
Intervest Bancshares Corp.	10,972	110,269
KeyCorp(u)	4,800	66,720
LNB Bancorp, Inc.	7,161	129,113
PNC Financial Services Group, Inc. (The)	1,715	156,459
Regions Financial Corp.	10,560	111,514
Susquehanna Bancshares, Inc.	30,509	409,736

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
SVB Financial Group*	940	$109,106
Wells Fargo & Co.(u)	14,583	799,440

		7,433,936

Beverages
Coca-Cola Enterprises, Inc.	7,761	343,191
Constellation Brands, Inc. (Class A Stock)*(u)	8,216	806,565
Dr. Pepper Snapple Group, Inc.	1,420	101,786
Molson Coors Brewing Co. (Class B Stock)	5,698	424,615
Monster Beverage Corp.*(u)	4,400	476,740
PepsiCo, Inc.(u)	5,100	482,256

		2,635,153

Biotechnology — 0.1%
Aegerion Pharmaceuticals, Inc.*(u)	7,900	165,426
Alexion Pharmaceuticals, Inc.*(u)	5,193	960,861
Ambit Biosciences Corp.(original cost $0; purchased 11/12/14)*(f)	11,080	7,063
Biogen Idec, Inc.*(u)	3,554	1,206,405
Bluebird Bio, Inc.*	1,373	125,932
Celgene Corp.*(u)	6,777	758,075
Cubist Pharmaceuticals, Inc.*(u)	19,613	1,974,048
Durata Therapeutics, Inc., CVR(original cost $0; purchased 11/19/14)*(f)	19,543	23,892
Dyax Corp.*(u)	9,600	134,976
Exact Sciences Corp.*	695	19,071
Gilead Sciences, Inc.*(u)	4,900	461,874
Ligand Pharmaceuticals, Inc.*(u)	10,200	542,742
NPS Pharmaceuticals, Inc.*(u)	15,900	568,743
Pharmacyclics, Inc.*(u)	5,300	647,978
PlasmaTech Biopharmaceuticals, Inc.*	473	1,656
Prosensa Holding NV (Netherlands)*	15,402	288,788
RXi Pharmaceuticals Corp.*	320	512
Vertex Pharmaceuticals, Inc.*(u)	2,250	267,300

		8,155,342

Building Products
A.O. Smith Corp.(u)	13,200	744,612
AAON, Inc.(u)	4,450	99,635
Advanced Drainage Systems, Inc.	312	7,170
Continental Building Products, Inc.*	6,196	109,855
Gibraltar Industries, Inc.*(u)	5,100	82,926
Lennox International, Inc.(u)	700	66,549
Patrick Industries, Inc.*(u)	2,400	105,552
Sanitec Oyj (Finland)*	17,250	211,999
Universal Forest Products, Inc.(u)	1,500	79,800
Vicwest, Inc. (Canada)	1,536	16,579

		1,524,677

Capital Markets — 0.2%
1347 Capital Corp.*	30,036	285,342
AR Capital Acquisition Corp.*(g)	105,000	997,500
Bank of New York Mellon Corp. (The)	3,400	137,938
CB Pharma Acquisition Corp., UTS*	24,500	245,735
Charles Schwab Corp. (The)	5,957	179,842
DT Asia Investments Ltd.*(g)	15,871	175,613
Franklin Resources, Inc.(u)	6,700	370,979
Garnero Group Acquisition Co. (Brazil)*	172,260	1,646,806
Goldman Sachs Group, Inc. (The)	2,131	413,052
Hydra Industries Acquisition Corp., UTS*	120,000	1,201,200

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Invesco Ltd.(u)	15,900	$628,368
Lazard Ltd. (Class A Stock)(u)	10,800	540,324
Legg Mason, Inc.	2,960	157,975
Levy Acquisition Corp.*	135,000	1,320,975
LPL Financial Holdings, Inc.(u)	2,300	102,465
Morgan Stanley(u)	25,139	975,393
Penson Technologies LLC (Class B Stock), UTS(original cost $140,088; purchased 06/03/14)*(f)(g)	1,197,330	91,272
Piper Jaffray Cos.*(u)	1,800	104,562
Raymond James Financial, Inc.(u)	700	40,103
SEI Investments Co.(u)	7,800	312,312
State Street Corp.(u)	6,094	478,379
Terrapin 3 Acquisition Corp. (Class A Stock), UTS*	102,000	998,070
Waddell & Reed Financial, Inc. (Class A Stock)(u)	10,600	528,092
WL Ross Holding Corp.*	207,000	2,123,820

		14,056,117

Chemicals — 0.1%
Albemarle Corp.	3,300	198,429
Ashland, Inc.(u)	1,290	154,490
Axiall Corp.(u)	5,817	247,048
Cabot Corp.(u)	8,400	368,424
Celanese Corp. (Class A Stock)(u)	8,300	497,668
China Gengsheng Minerals, Inc.*	1,865	19
Dow Chemical Co. (The)(u)	13,949	636,214
E.I. du Pont de Nemours & Co.	6,280	464,343
Ferro Corp.*(u)	4,400	57,024
FutureFuel Corp.(u)	5,900	76,818
Koppers Holdings, Inc.(u)	3,300	85,734
LyondellBasell Industries NV (Class A Stock)(u)	6,500	516,035
Momentive Performance Material, Inc.(original cost $583,419; purchased 04/14/14-08/01/14)*(f)(g)	9,397	305,403
Momentive Performance Materials, Inc., 144A(original cost $225,971; purchased 08/01/14)*(f)(g)	13,077	394,020
Mosaic Co. (The)	7,485	341,690
Schulman, (A.), Inc.(u)	800	32,424
Sherwin-Williams Co. (The)(u)	2,600	683,904
Sigma-Aldrich Corp.	12,193	1,673,733
Westlake Chemical Corp.(u)	8,900	543,701
Westlake Chemical Partners LP	40,055	1,161,595

		8,438,716

Commercial Services & Supplies — 0.1%
Deluxe Corp.(u)	8,400	522,900
Herman Miller, Inc.(u)	1,300	38,259
Performant Financial Corp.*(u)	14,400	95,760
Pitney Bowes, Inc.(u)	1,200	29,244
Rollins, Inc.(u)	1,900	62,890
Spotless Group Holdings Ltd. (Australia)*	2,102,418	3,256,716
Spotless Group Holdings Ltd. (Australia), 144A*(g)	1,612,622	2,498,006
Steelcase, Inc. (Class A Stock)(u)	5,600	100,520
UniFirst Corp.(u)	1,300	157,885

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Viad Corp.(u)	3,400	$90,644

		6,852,824

Communications Equipment — 0.1%
ARRIS Group, Inc.*(u)	16,700	504,173
CommScope Holding Co., Inc.*(u)	15,700	358,431
F5 Networks, Inc.*(u)	4,600	600,139
Harmonic, Inc.*(u)	8,100	56,781
Harris Corp.(u)	5,400	387,828
Orckit Communications Ltd. (Israel)*	1,659	18
Plantronics, Inc.(u)	2,900	153,758
Polycom, Inc.*(u)	5,900	79,650
QUALCOMM, Inc.(u)	8,881	660,125
Riverbed Technology, Inc.*	4,875	99,499
Ruckus Wireless, Inc.*(u)	13,900	167,078
ShoreTel, Inc.*(u)	11,500	84,525
Sonus Networks, Inc.*(u)	17,700	70,269
Telestone Technologies Corp.*	12,647	126

		3,222,400

Construction & Engineering — 0.3%
Argan, Inc.(u)	2,600	87,464
Chicago Bridge & Iron Co. NV(u)	9,500	398,810
Ferrovial SA (Spain)	599,288	11,846,855
Fluor Corp.(u)	15,188	920,848
Promotora y Operadora de Infraestructura SAB de CV (Mexico)*	450,353	5,414,767

		18,668,744

Construction Materials
Headwaters, Inc.*(u)	2,400	35,976
Lafarge SA (France)	1,479	103,826
Martin Marietta Materials, Inc.	320	35,302

		175,104

Consumer Finance
Ally Financial, Inc.*	8,316	196,424
Carfinco Financial Group, Inc. (Canada)	1,324	12,775
Nelnet, Inc. (Class A Stock)(u)	15,300	708,849
Santander Consumer USA Holdings, Inc.	3,360	65,890

		983,938

Containers & Packaging
Crown Holdings, Inc.*	7,367	374,980
Owens-Illinois, Inc.*(u)	1,200	32,388
Sealed Air Corp.	4,110	174,387

		581,755

Distributors
Core-Mark Holding Co., Inc.(u)	1,000	61,930

Diversified Consumer Services
Bright Horizons Family Solutions, Inc.*	3,000	141,030
DeVry Education Group, Inc.(u)	3,600	170,892

		311,922

Diversified Financial Services — 0.1%
Boulevard Acquisition Corp.*(g)	71,993	698,332
Cambridge Capital Acquisition Corp.*	105,600	1,034,880
Capitol Acquisition Corp. II*	161,993	1,595,631
Chart Acquisition Corp.*	134,325	1,316,385
Collabrium Japan Acquisition Corp.*(g)	63,000	644,490

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
Global Defense & National Security Systems, Inc.*	59,700	$614,612
Hennessy Capital Acquisition Corp.*	54,000	529,200
Highclere Holdings Ltd. (Cayman Islands)(original cost $0; purchased 05/08/13)*(f)(g)	720	—
MicroFinancial, Inc.	4,992	50,943
Rescap Liquidating Trust, UTS	20,913	328,334
ROI Acquisition Corp. II*	63,000	619,290
Silver Eagle Acquisition Corp.*	16,250	159,331
Voya Financial, Inc.	2,470	104,679

		7,696,107

Diversified Telecommunication Services
Atlantic Tele-Network, Inc.(u)	1,000	67,590
Inteliquent, Inc.(u)	12,800	251,264
Intelsat SA*(u)	6,400	111,104
Jazztel PLC (Spain)*	112,693	1,703,131
Premiere Global Services, Inc.*(u)	4,900	52,038

		2,185,127

Electric Utilities — 0.7%
Alupar Investimento SA (Brazil), UTS	39,253	260,486
Alupar Investimento SA (Brazil), UTS, 144A(g)	206,089	1,367,621
Edison International(u)	161,035	10,544,572
EDP - Energias de Portugal SA (Portugal), 144A(g)	97,857	379,456
Endesa SA (Spain)	105,068	2,103,393
Endesa SA (Spain), 144A(g)	154,355	3,090,087
Enel SpA (Italy)	931,836	4,153,685
Exelon Corp.	145,460	5,393,657
Hawaiian Electric Industries, Inc.	126	4,218
Korea Electric Power Corp., ADR	207,481	4,016,832
NextEra Energy, Inc.	81,191	8,629,792
NRG Yield, Inc. (Class A Stock)	205,126	9,669,640
PPL Corp.	3,750	136,238

		49,749,677

Electrical Equipment
Acuity Brands, Inc.(u)	1,500	210,105
AMETEK, Inc.(u)	1,600	84,208
Babcock & Wilcox Co. (The)(u)	1,400	42,420
Eaton Corp. PLC(u)	10,859	737,978
Emerson Electric Co.(u)	8,407	518,964
EnerSys(u)	1,700	104,924
Thermon Group Holdings, Inc.*(u)	2,100	50,799

		1,749,398

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.*(u)	9,000	521,010
CDW Corp.(u)	2,800	98,476
Gerber Scientific Escrow Shares*(g)(u)	101,412	—
Ingram Micro, Inc. (Class A Stock)*(u)	23,500	649,540
Insight Enterprises, Inc.*(u)	5,100	132,039
Methode Electronics, Inc.(u)	6,000	219,060
National Instruments Corp.(u)	4,500	139,905
Sanmina Corp.*(u)	2,800	65,884
ScanSource, Inc.*(u)	2,900	116,464
Tech Data Corp.*(u)	2,300	145,429
Viasystems Group, Inc.*	1,581	25,739

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Vishay Intertechnology, Inc.(u)	5,100	$72,165
Zebra Technologies Corp. (Class A Stock)*(u)	4,000	309,640

		2,495,351

Energy Equipment & Services — 0.1%
Baker Hughes, Inc.(u)	41,926	2,350,790
Bristow Group, Inc.(u)	1,600	105,264
Dresser-Rand Group, Inc.*	20,178	1,650,560
Forum Energy Technologies, Inc.*(u)	3,400	70,482
Halliburton Co.	3,562	140,093
Helix Energy Solutions Group, Inc.*(u)	16,500	358,050
Helmerich & Payne, Inc.(u)	5,900	397,778
Nabors Industries Ltd.(u)	16,200	210,276
RPC, Inc.(u)	8,100	105,624
SAExploration Holdings, Inc.*	328	1,305
Schlumberger Ltd.	3,411	291,334
Unit Corp.*(u)	3,600	122,760
US Silica Holdings, Inc.(u)	5,300	136,157
Weatherford International PLC*	8,760	100,302

		6,040,775

Food & Staples Retailing
Costco Wholesale Corp.	2,513	356,218
CVS Health Corp.(u)	1,276	122,892
Fresh Market, Inc. (The)*(u)	4,000	164,800

		643,910

Food Products — 0.1%
Archer-Daniels-Midland Co.	1,890	98,280
Bunge Ltd.(u)	2,400	218,184
Cal-Maine Foods, Inc.(u)	7,700	300,531
Chiquita Brands International, Inc.*	22,795	329,616
General Mills, Inc.	3,084	164,470
J.M. Smucker Co. (The)(u)	2,538	256,287
Kellogg Co.(u)	12,756	834,753
Mondelez International, Inc. (Class A Stock)(u)	23,733	862,101
Pilgrim’s Pride Corp.*(u)	17,200	563,988
Sanderson Farms, Inc.(u)	2,600	218,465
Seaboard Corp.*(u)	30	125,939
Tyson Foods, Inc. (Class A Stock)(u)	7,800	312,702
WhiteWave Foods Co. (The)*(u)	15,700	549,343

		4,834,659

Gas Utilities — 0.2%
AGL Resources, Inc.(u)	7,800	425,178
Apa Group (Australia)	725,269	4,384,464
Apa Group (Australia), 144A(g)	241,756	1,461,486
Infraestructura Energetica Nova SAB de CV (Mexico)	1,137,720	5,691,010
Questar Corp.(u)	8,900	224,992
UGI Corp.(u)	3,600	136,728

		12,323,858

Health Care Equipment & Supplies — 0.1%
Abaxis, Inc.(u)	800	45,464
Abbott Laboratories	7,508	338,010
Align Technology, Inc.*(u)	4,400	246,004
Atrion Corp.(u)	300	102,003
Boston Scientific Corp.*(u)	70,262	930,972

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
C.R. Bard, Inc.(u)	3,800	$633,156
Cyberonics, Inc.*(u)	7,100	395,328
Globus Medical, Inc. (Class A Stock)*(u)	6,000	142,620
Greatbatch, Inc.*(u)	700	34,510
Halyard Health, Inc.*(u)	358	16,278
Hill-Rom Holdings, Inc.(u)	1,500	68,430
Hologic, Inc.*(u)	12,700	339,598
Invacare Corp.(u)	3,800	63,688
Masimo Corp.*(u)	2,100	55,314
Medtronic, Inc.	5,217	376,667
Natus Medical, Inc.*(u)	1,100	39,644
Rotech Healthcare, Inc.(original cost $58,278; purchased 01/17/14)*(f)(g)	5,517	71,754
Stryker Corp.(u)	6,247	589,280
Tornier NV*	22,698	578,799

		5,067,519

Health Care Providers & Services — 0.1%
Aetna, Inc.	3,575	317,567
Catamaran Corp.*(u)	7,100	367,425
Centene Corp.*(u)	3,100	321,935
CIGNA Corp.	1,300	133,783
Express Scripts Holding Co.*(u)	5,900	499,553
Gentiva Health Services, Inc.*	17,856	340,157
Health Net, Inc.*(u)	13,400	717,302
Humana, Inc.(u)	4,503	646,766
Laboratory Corp. of America Holdings*(u)	4,100	442,390
McKesson Corp.(u)	2,216	459,997
National Healthcare Corp.(u)	900	56,556
Select Medical Holdings Corp.(u)	7,500	108,000
UnitedHealth Group, Inc.(u)	4,235	428,116

		4,839,547

Health Care Technology
Cerner Corp.*(u)	12,440	804,370
Computer Programs & Systems, Inc.(u)	7,600	461,700
Omnicell, Inc.*(u)	2,700	89,424

		1,355,494

Hotels, Restaurants & Leisure — 0.1%
Biglari Holdings, Inc.*(u)	700	279,657
Buffalo Wild Wings, Inc.*(u)	2,000	360,760
Carnival Corp.	11,830	536,254
Chipotle Mexican Grill, Inc.*(u)	790	540,763
DineEquity, Inc.(u)	1,800	186,552
Dunkin’ Brands Group, Inc.	3,478	148,337
Jack in the Box, Inc.(u)	9,300	743,628
Las Vegas Sands Corp.(u)	1,300	75,608
Marriott Vacations Worldwide Corp.(u)	8,900	663,406
McDonald’s Corp.(u)	700	65,590
Panera Bread Co. (Class A Stock)*(u)	300	52,440
Papa John’s International, Inc.(u)	1,900	106,020
Popeyes Louisiana Kitchen, Inc.*(u)	700	39,389
Restaurant Brands International, Inc. (Canada)*	7,656	299,835
Royal Caribbean Cruises Ltd.	10,768	887,606
Ruth’s Hospitality Group, Inc.(u)	7,700	115,500
Starbucks Corp.	3,989	327,297
Yum! Brands, Inc.	2,327	169,522

		5,598,164

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables
D.R. Horton, Inc.	2,580	$65,248
Harman International Industries, Inc.(u)	4,662	497,482
Helen of Troy Ltd.*(u)	2,300	149,638
La-Z-Boy, Inc.(u)	14,900	399,916
NACCO Industries, Inc. (Class A Stock)(u)	1,800	106,848
PulteGroup, Inc.(u)	17,387	373,125
Tempur Sealy International, Inc.*(u)	1,500	82,365
Universal Electronics, Inc.*(u)	2,200	143,066
Whirlpool Corp.(u)	2,900	561,846

		2,379,534

Household Products
Energizer Holdings, Inc.	790	101,562
Kimberly-Clark Corp.(u)	2,700	311,958

		413,520

Independent Power & Renewable Electricity Producers — 0.6%
Abengoa Yield PLC (Spain)	148,438	4,055,326
Calpine Corp.*(u)	23,500	520,055
CGN Power Co. Ltd. (China), 144A*(g)	353,761	153,737
CGN Power Co. Ltd. (China) (Class H Stock)*	17,240,910	7,492,519
China Longyuan Power Group Corp. (China) (Class H Stock)	6,244,780	6,439,619
Datang International Power Generation Co. Ltd. (China) (Class H Stock)	10,921,151	5,896,819
Drax Group PLC (United Kingdom)	365,561	2,617,752
Huadian Fuxin Energy Corp. Ltd. (China) (Class H Stock)	14,975,235	7,013,241
Meridian Energy Ltd. (New Zealand)	1,673,523	2,286,190
Meridian Energy Ltd. (New Zealand), 144A(g)	4,178,895	5,708,765
NRG Energy, Inc.	100,698	2,713,811
Vivint Solar, Inc.*	205,098	1,891,004

		46,788,838

Industrial Conglomerates
Carlisle Cos., Inc.(u)	5,400	487,296

Insurance — 0.1%
ACE Ltd.(u)	13,840	1,589,939
American Financial Group, Inc.(u)	12,100	734,712
American International Group, Inc.(u)	10,362	580,376
Assured Guaranty Ltd.(u)	23,000	597,770
Axis Capital Holdings Ltd.(u)	2,660	135,899
CNA Financial Corp.(u)	2,500	96,775
Erie Indemnity Co. (Class A Stock)(u)	800	72,616
Everest Re Group Ltd.	780	132,834
Genworth Financial, Inc. (Class A Stock)*(u)	10,100	85,850
Hartford Financial Services Group, Inc. (The)(u)	1,630	67,955
HCC Insurance Holdings, Inc.(u)	4,700	251,544
MetLife, Inc.(u)	24,315	1,315,198
Navigators Group, Inc. (The)*(u)	1,100	80,674
PartnerRe Ltd.(u)	1,500	171,195
Platinum Underwriters Holdings Ltd.	3,774	277,087
Symetra Financial Corp.(u)	9,800	225,890
Unum Group(u)	10,500	366,240
Willis Group Holdings PLC	8,352	374,253
XL Group PLC (Ireland)	4,874	167,519

		7,324,326

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Catalog Retail
Blue Nile, Inc.*(u)	2,300	$82,823
Expedia, Inc.	1,880	160,477
FTD Cos., Inc.*(u)	5,320	185,242
HSN, Inc.(u)	8,300	630,800
Priceline Group, Inc. (The)*	121	137,965

		1,197,307

Internet Software & Services — 0.2%
Blucora, Inc.*(u)	2,400	33,240
Cimpress NV*(u)	6,000	449,040
Constant Contact, Inc.*(u)	3,100	113,770
Digital River, Inc.*	23,920	591,542
Envestnet, Inc.*(u)	1,900	93,366
Facebook, Inc. (Class A Stock)*(u)	7,314	570,638
Google, Inc. (Class A Stock)*(u)	951	504,658
Google, Inc. (Class C Stock)*(u)	2,444	1,286,522
IAC/InterActiveCorp(u)	5,400	328,266
IntraLinks Holdings, Inc.*(u)	2,600	30,940
Liquidity Services, Inc.*(u)	2,600	21,242
LogMeIn, Inc.*(u)	7,800	384,852
NIC, Inc.(u)	9,700	174,503
Perficient, Inc.*(u)	3,100	57,753
Travelzoo, Inc.*(u)	3,200	40,384
Yahoo!, Inc.*(u)	192,702	9,733,378

		14,414,094

IT Services — 0.1%
Accenture PLC (Class A Stock)(u)	7,481	668,128
Alliance Data Systems Corp.*(u)	1,155	330,389
Broadridge Financial Solutions, Inc.(u)	7,400	341,732
Cognizant Technology Solutions Corp. (Class A Stock)*	8,425	443,661
CoreLogic, Inc.*(u)	3,000	94,770
DST Systems, Inc.(u)	4,200	395,430
ExlService Holdings, Inc.*(u)	1,700	48,807
Fidelity National Information Services, Inc.	3,452	214,714
Genpact Ltd.*(u)	4,000	75,720
iGATE Corp.*(u)	10,800	426,384
Jack Henry & Associates, Inc.(u)	1,600	99,424
MAXIMUS, Inc.(u)	3,300	180,972
Sapient Corp.*	50,600	1,258,928
Syntel, Inc.*(u)	6,600	296,868
Visa, Inc. (Class A Stock)(u)	1,235	323,817

		5,199,744

Leisure Products
Polaris Industries, Inc.(u)	3,300	499,092

Life Sciences Tools & Services
Charles River Laboratories International, Inc.*(u)	8,100	515,484
Illumina, Inc.*(u)	2,600	479,908
Mettler-Toledo International, Inc.*(u)	1,300	393,198

		1,388,590

Machinery — 0.3%
Blount International, Inc.*(u)	6,800	119,476
China CNR Corp. Ltd. (China), 144A*(g)	6,538,963	9,376,731
China CNR Corp. Ltd. (China) (Class H Stock)*	2,616,871	3,752,536
Harsco Corp.(u)	8,300	156,787

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Hyster-Yale Materials Handling, Inc.(u)	2,800	$204,960
IDEX Corp.(u)	6,100	474,824
Ingersoll-Rand PLC	2,766	175,337
Lincoln Electric Holdings, Inc.(u)	6,600	455,994
Meritor, Inc.*(u)	12,200	184,830
Mueller Industries, Inc.(u)	3,100	105,834
Oshkosh Corp.(u)	11,400	554,610
PACCAR, Inc.(u)	7,447	506,470
SPX Corp.(u)	6,770	581,678
Standex International Corp.(u)	900	69,534
Sun Hydraulics Corp.(u)	1,550	61,039
Timken Co. (The)(u)	11,600	495,088
Toro Co. (The)(u)	9,000	574,290

		17,850,018

Marine
Pangaea Logistics Solutions Ltd.*(u)	6,222	29,555

Media — 0.2%
CBS Corp. (Class B Stock)	1,880	104,039
Charter Communications, Inc. (Class A Stock)*	29,386	4,896,295
Cinemark Holdings, Inc.(u)	17,200	611,976
Comcast Corp. (Class A Stock)(u)	6,605	383,156
DISH Network Corp. (Class A Stock)*(u)	4,622	336,898
Friendfinder Networks, Inc.(original cost $54,485; purchased 05/01/14)*(f)(g)	641	41,827
Global Sources Ltd. (Bermuda)*(u)	12,919	82,165
Havas SA (France)	3,400	27,763
Liberty Global PLC (United Kingdom) (Class C Stock)*	92,156	4,452,056
Manchester United PLC (United Kingdom)
(Class A Stock)*	1,272	20,225
Morningstar, Inc.(u)	2,900	187,659
Starz (Class A Stock)*(u)	22,000	653,400
Thomson Reuters Corp.(u)	3,300	133,122
Time Warner Cable, Inc.(u)	200	30,412
Time Warner, Inc.(u)	12,053	1,029,567
Twenty-First Century Fox, Inc. (Class B Stock)(u)	44,429	1,638,986
Walt Disney Co. (The)(u)	10,430	982,402

		15,611,948

Metals & Mining
Alcoa, Inc.(u)	56,721	895,625
Century Aluminum Co.*(u)	3,000	73,200
Compass Minerals International, Inc.(u)	800	69,464
Energy Fuels, Inc. (Canada)*	1,600	9,833
Globe Specialty Metals, Inc.(u)	10,500	180,915
Jaguar Mining, Inc. (Canada)*	25,812	7,332
Jaguar Mining, Inc. (Canada), 144A(original cost $97,534; purchased 04/23/14-08/14/14)*(f)(g)	142,136	35,632
Lion One Metals Ltd. (Canada)*	79,592	14,387
Mines Management, Inc.*	1,481	696
Nucor Corp.(u)	3,200	156,960
Southern Arc Minerals, Inc. (Canada)(original cost $39,654; purchased 02/23/11)*(f)(g)	24,506	1,055
Southern Copper Corp.(u)	6,400	180,480
Stillwater Mining Co.*(u)	8,300	122,342

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
TimkenSteel Corp.(u)	2,800	$103,684
United States Steel Corp.	5,282	141,241
Worthington Industries, Inc.(u)	11,000	330,990

		2,323,836

Multiline Retail
Big Lots, Inc.(u)	3,900	156,078
Dollar General Corp.*	6,650	470,155
Dollar Tree, Inc.*(u)	12,156	855,539
Family Dollar Stores, Inc.(u)	19,099	1,512,832

		2,994,604

Multi-Utilities — 0.6%
Avista Corp.(u)	3,100	109,585
CenterPoint Energy, Inc.	8,208	192,313
CMS Energy Corp.(u)	243,706	8,468,784
Dominion Resources, Inc.	85,604	6,582,948
E.ON SE (Germany)	220,803	3,773,906
National Grid PLC (United Kingdom), ADR	71,402	5,045,265
NiSource, Inc.	154,227	6,542,309
Sempra Energy	60,661	6,755,209
Veolia Environnement SA (France)	241,265	4,273,500

		41,743,819

Oil, Gas & Consumable Fuels — 1.3%
AltaGas Ltd. (Canada)	105,245	3,926,079
Anadarko Petroleum Corp.	1,680	138,600
Antero Midstream Partners LP*	143,498	3,946,195
APCO Oil and Gas International, Inc.*	12,780	179,303
California Resources Corp.*	547	3,014
Centrus Energy Corp. (Class A Stock)*	16,106	69,256
Cheniere Energy Partners LP Holdings LLC	264,626	5,962,024
Cheniere Energy, Inc.*	78,407	5,519,853
Continental Resources, Inc.*(u)	12,500	479,500
Devon Energy Corp.(u)	8,000	489,680
Dominion Midstream Partners LP*	116,561	4,569,191
Enbridge, Inc. (Canada)	113,612	5,840,793
Energy Transfer Equity LP	112,706	6,467,070
Enlink Midstream LLC	96,532	3,432,678
EOG Resources, Inc.	1,020	93,911
EP Energy Corp. (Class A Stock)*(u)	5,400	56,376
EQT Corp.(u)	9,020	682,814
EQT Midstream Partners LP(a)	54,735	4,816,680
Gulf United Energy, Inc. (Canada)*	196,239	118
Kinder Morgan, Inc.	196,922	8,331,770
Marathon Oil Corp.	4,895	138,480
Marathon Petroleum Corp.(u)	7,150	645,359
Mission NewEnergy Ltd. (Australia)*	2,482	30
MPLX LP	64,190	4,717,323
Noble Energy, Inc.(u)	7,500	355,725
Occidental Petroleum Corp.	1,803	145,340
Phillips 66(u)	6,800	487,560
Phillips 66 Partners LP(a)	65,460	4,512,158
Pioneer Natural Resources Co.(u)	2,840	422,734
REX American Resources Corp.*(u)	2,300	142,531
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	11,828	791,885
SemGroup Corp. (Class A Stock)	56,047	3,833,054
Shell Midstream Partners LP, UTS*	127,891	5,240,973
SM Energy Co.(u)	9,900	381,942

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Talisman Energy, Inc. (Canada)	69,840	$546,847
Targa Resources Corp.(u)	41,132	4,362,049
TransCanada Corp. (Canada)	4,060	199,346
Valero Energy Corp.(u)	9,800	485,100
Western Gas Equity Partners LP(a)	92,624	5,578,744
Western Refining, Inc.(u)	7,900	298,462
Whiting Petroleum Corp.*	4,089	134,937
Williams Cos., Inc. (The)	100,873	4,533,233

		92,958,717

Paper & Forest Products
Clearwater Paper Corp.*(u)	2,000	137,100
Neenah Paper, Inc.(u)	1,300	78,351
P.H. Glatfelter Co.(u)	2,500	63,925

		279,376

Personal Products
Avon Products, Inc.(u)	4,400	41,316
Estee Lauder Cos., Inc. (The) (Class A Stock)	2,270	172,974
Herbalife Ltd.	508	19,152

		233,442

Pharmaceuticals — 0.1%
Allergan, Inc.	5,019	1,066,989
Auxilium Pharmaceuticals, Inc.*	42,427	1,458,852
Avanir Pharmaceuticals, Inc.*	46,982	796,345
Bristol-Myers Squibb Co.(u)	13,220	780,377
Impax Laboratories, Inc.*(u)	9,200	291,456
Jazz Pharmaceuticals PLC*(u)	3,300	540,309
Johnson & Johnson(u)	9,910	1,036,289
Lannett Co., Inc.*(u)	13,600	583,168
Nektar Therapeutics*(u)	6,100	94,550
NeuroBioPharm, Inc. (Canada)*(g)	355	1
Teva Pharmaceutical Industries Ltd. (Israel), ADR	11,246	646,757

		7,295,093

Professional Services
ICF International, Inc.*(u)	1,600	65,568
ManpowerGroup, Inc.(u)	6,700	456,739
Navigant Consulting, Inc.*(u)	5,600	86,072
Resources Connection, Inc.(u)	3,500	57,575
root9B Technologies, Inc.*	9,164	14,204
TrueBlue, Inc.*(u)	2,100	46,725

		726,883

Real Estate Investment Trusts (REITs) — 0.3%
AG Mortgage Investment Trust, Inc.(u)	7,900	146,703
American Assets Trust, Inc.(u)	4,400	175,164
American Capital Agency Corp.(u)	23,700	517,371
American Capital Mortgage Investment Corp.(u)	17,100	322,164
American Realty Capital Healthcare Trust, Inc.	15,037	178,940
American Tower Corp.	59,233	5,855,182
Annaly Capital Management, Inc.(u)	43,200	466,992
Apollo Residential Mortgage, Inc.(u)	4,300	67,811
AvalonBay Communities, Inc.(u)	3,199	522,685
Boston Properties, Inc.	1,250	160,864
Brixmor Property Group, Inc.	13,301	330,397

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
CareTrust REIT, Inc.	8,824	$108,800
Chambers Street Properties(u)	30,600	246,636
Chatham Lodging Trust(u)	6,200	179,614
Corio NV (Netherlands)	2,458	120,373
Corporate Office Properties Trust	4,087	115,948
DiamondRock Hospitality Co.	11,616	172,730
Extra Space Storage, Inc.	3,007	176,330
Franklin Street Properties Corp.(u)	16,800	206,136
General Growth Properties, Inc.	3,520	99,018
Hospitality Properties Trust(u)	22,500	697,500
Host Hotels & Resorts, Inc.	7,170	170,431
Invesco Mortgage Capital, Inc.(u)	31,200	482,352
Investors Real Estate Trust(u)	4,100	33,497
Lexington Realty Trust(u)	4,500	49,410
Liberty Property Trust	5,630	211,857
Mid-America Apartment Communities, Inc.	4,885	364,812
Nippon Prologis REIT, Inc. (Japan)	3,653	7,931,595
Nippon Prologis REIT, Inc. (Japan), 144A(g)	215	466,820
Omega Healthcare Investors, Inc.	3,456	135,026
Parkway Properties, Inc.	11,930	219,393
Prologis, Inc.	8,558	368,251
Regency Centers Corp.	2,300	146,694
Resource Capital Corp.(u)	24,500	123,480
RLJ Lodging Trust(u)	12,800	429,184
Simon Property Group, Inc.	565	102,892
Strategic Hotels & Resorts, Inc.*(u)	6,900	91,287
Sunstone Hotel Investors, Inc.	10,465	172,777
Two Harbors Investment Corp.(u)	14,400	144,288

		22,511,404

Real Estate Management & Development
CBRE Group, Inc. (Class A Stock)*(u)	10,800	369,900
GAGFAH SA (Germany)*	27,351	610,814
Jones Lang LaSalle, Inc.(u)	4,900	734,657

		1,715,371

Road & Rail — 0.4%
AMERCO(u)	2,600	739,076
Asciano Ltd. (Australia)	1,585,151	7,762,886
Canadian Pacific Railway Ltd. (Canada) (NYSE)(u)	7,684	1,480,630
Canadian Pacific Railway Ltd. (Canada) (TSX)	47,397	9,128,145
CSX Corp.(u)	10,307	373,423
Old Dominion Freight Line, Inc.*(u)	9,300	722,052
Union Pacific Corp.(u)	67,122	7,996,244

		28,202,456

Semiconductors & Semiconductor Equipment — 0.2%
Applied Materials, Inc.(u)	12,433	309,830
Atmel Corp.*(u)	14,000	117,530
Avago Technologies Ltd. (Singapore)(u)	12,082	1,215,328
Broadcom Corp. (Class A Stock)(u)	15,258	661,129
Diodes, Inc.*(u)	5,800	159,906
Freescale Semiconductor Ltd.*(u)	3,145	79,348
Inphi Corp.*(u)	4,800	88,704
Integrated Device Technology, Inc.*(u)	37,300	731,080
KLA-Tencor Corp.(u)	13,856	974,354
Lam Research Corp.(u)	13,365	1,060,379
Lattice Semiconductor Corp.*(u)	38,400	264,576

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group Ltd.	9,870	$143,115
MKS Instruments, Inc.(u)	2,800	102,480
Monolithic Power Systems, Inc.(u)	1,400	69,636
PMC - Sierra, Inc.*(u)	14,600	133,736
Power Integrations, Inc.(u)	1,300	67,262
RF Micro Devices, Inc.*(u)	7,900	131,061
Semtech Corp.*(u)	7,100	195,747
Silicon Image, Inc.*(u)	20,300	112,056
Skyworks Solutions, Inc.(u)	10,100	734,371
SunEdison, Inc.*(a)	215,208	4,198,708
Tessera Technologies, Inc.(u)	6,400	228,864
Texas Instruments, Inc.(u)	12,010	642,115
TriQuint Semiconductor, Inc.*	21,287	586,457
Ultra Clean Holdings, Inc.*(u)	9,800	90,944

		13,098,716

Software — 0.1%
Actuate Corp.*	25,413	167,726
Adobe Systems, Inc.*(u)	8,128	590,906
ANSYS, Inc.*(u)	5,900	483,800
Aspen Technology, Inc.*(u)	9,400	329,188
AVG Technologies NV*(u)	15,400	303,996
CA, Inc.(u)	14,600	444,570
Citrix Systems, Inc.*(u)	3,126	199,439
Manhattan Associates, Inc.*(u)	18,000	732,960
Microsoft Corp.(u)	9,966	462,921
MicroStrategy, Inc. (Class A Stock)*(u)	800	129,920
NetScout Systems, Inc.*(u)	5,100	186,354
Pegasystems, Inc.(u)	9,800	203,546
Progress Software Corp.*(u)	7,200	194,544
PTC, Inc.*(u)	13,400	491,110
SolarWinds, Inc.*(u)	2,600	129,558
Solera Holdings, Inc.(u)	6,000	307,080
SS&C Technologies Holdings, Inc.(u)	8,000	467,920
Symantec Corp.(u)	8,100	207,806
Synopsys, Inc.*(u)	7,300	317,331
Tyler Technologies, Inc.*(u)	1,900	207,936
VASCO Data Security International, Inc.*(u)	3,200	90,272

		6,648,883

Specialty Retail — 0.1%
Aaron’s, Inc.(u)	2,300	70,311
AutoNation, Inc.*(u)	4,500	271,845
Best Buy Co., Inc.(u)	18,800	732,824
Citi Trends, Inc.*(u)	1,900	47,975
Destination Maternity Corp.(u)	2,100	33,495
Dick’s Sporting Goods, Inc.(u)	8,200	407,130
DSW, Inc. (Class A Stock)(u)	18,000	671,400
Finish Line, Inc. (The) (Class A Stock)(u)	3,800	92,378
Foot Locker, Inc.(u)	12,900	724,722
GLENTEL, Inc. (Canada)	12,044	261,136
Haverty Furniture Cos., Inc.(u)	3,000	66,030
Home Depot, Inc. (The)(u)	4,488	471,105
L&L Acquisition Corp. Escrow Shares*(g)	35,000	—
Lowe’s Cos., Inc.(u)	15,931	1,096,053
PetSmart, Inc.	1,747	142,022
Ross Stores, Inc.(u)	7,900	744,654
Select Comfort Corp.*(u)	2,900	78,387
TJX Cos., Inc. (The)(u)	12,094	829,407
Ulta Salon Cosmetics & Fragrance, Inc.*(u)	4,100	524,144

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Urban Outfitters, Inc.*(u)	8,800	$309,144
Zumiez, Inc.*(u)	3,100	119,753

		7,693,915

Technology Hardware, Storage & Peripherals
Hewlett-Packard Co.(u)	15,800	634,054
Immersion Corp.*(u)	4,600	43,562
Super Micro Computer, Inc.*(u)	1,700	59,296

		736,912

Textiles, Apparel & Luxury Goods
Carter’s, Inc.(u)	6,500	567,515
Michael Kors Holdings Ltd.*(u)	9,000	675,900
Ralph Lauren Corp.(u)	1,040	192,566
Steven Madden Ltd.*(u)	15,000	477,450

		1,913,431

Thrifts & Mortgage Finance
Federal Home Loan Mortgage Corp.*	52,966	109,110
Federal National Mortgage Assoc.*	57,955	119,098
First Defiance Financial Corp.(u)	1,800	61,308
Heritage Financial Group, Inc.	125	3,238
Home Loan Servicing Solutions Ltd.(u)	5,700	111,264
Washington Federal, Inc.(u)	2,900	64,235

		468,253

Trading Companies & Distributors
DXP Enterprises, Inc.*(u)	9,300	469,929
Kaman Corp.(u)	1,900	76,171
MRC Global, Inc.*(u)	24,700	374,205
United Rentals, Inc.*(u)	4,900	499,849

		1,420,154

Transportation Infrastructure — 0.7%
Atlantia SpA (Italy)	523,331	12,163,272
Flughafen Zuerich AG (Switzerland)	8,810	5,891,789
Groupe Eurotunnel SA (France)	1,006,806	12,998,076
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	743,359	4,671,643
Malaysia Airports Holdings Bhd (Malaysia)	573,751	1,115,832
Transurban Group (Australia)	837,641	5,837,289
Transurban Group (Australia), 144A(g)	132,902	926,157
Westshore Terminals Investment Corp. (Canada)	135,400	3,686,264

		47,290,322

Water Utilities — 0.2%
American States Water Co.(u)	2,900	109,214
American Water Works Co., Inc.(u)	102,387	5,457,227
Beijing Enterprises Water Group Ltd. (China)*	9,540,598	6,446,656

		12,013,097

Wireless Telecommunication Services — 0.2%
SBA Communications Corp. (Class A Stock)*	84,993	9,413,825
T-Mobile US, Inc.*	20,500	1,086,295

		10,500,120

TOTAL COMMON STOCKS (cost $509,609,725)		604,062,331

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

EXCHANGE TRADED FUNDS — 2.2%	Shares	Value (Note 2)
iShares Global 100 Index Fund(a)	228,921	$17,448,359
iShares iBoxx $ High Yield Corporate Bond Fund(a)	197,400	17,687,040
iShares JPMorgan USD Emerging Markets Bond Fund(a)	157,100	17,235,441
iShares MSCI EAFE ETF(a)	730,000	44,413,200
iShares MSCI Emerging Markets Index Fund(a)	290,000	11,394,100
iShares US Real Estate(a)	279,300	21,461,412
SPDR Barclays High Yield Bond(a)	214,500	8,281,845
SPDR Dow Jones REIT(a)	238,000	21,634,200

TOTAL EXCHANGE TRADED FUNDS (cost $149,607,037)		159,555,597

PREFERRED STOCKS — 0.1%
Consumer Finance
Ally Financial, Inc., Series G, 7.000%	175	175,804
Navient Corp., 3.664%(c)	900	22,176

		197,980

Electric Utilities
Genie Energy Ltd., Series 12-A, 7.500%*	24,030	152,110

Food Products
Tyson Foods, Inc., CVT, 4.750%	9,600	483,264

Household Durables — 0.1%
Sealy Corp., CVT, 8.000%*(g)	33,706	2,671,201

Metals & Mining
Vale SA (Brazil) (PRFC), ADR	13,390	97,211

Paper & Forest Products
China Wood, Inc., CVT, 8.000% (original cost $81,795; purchased 11/05/10)*(f)(g)	20,500	103

Thrifts & Mortgage Finance
Federal Home Loan Mortgage Corp., 5.570%*	14,211	40,643
Federal Home Loan Mortgage Corp., 5.660%*	6,900	19,803
Federal Home Loan Mortgage Corp., 6.020%*	6,494	18,962
Federal Home Loan Mortgage Corp., Series Z, 8.375%*	19,538	77,175
Federal National Mortgage Assoc., Series S, 8.250%*	19,538	75,612

		232,195

TOTAL PREFERRED STOCKS (cost $4,278,496)		3,834,064

	Units
RIGHTS*
Biotechnology
Chelsea Therapeutics International Ltd., Escrow Shares, CVR (original cost $23,695; purchased 06/24/14)(f)	296,186	23,695

Capital Markets
1347 Capital Corp., expiring 07/21/16	30,036	10,663
DT Asia Investments Ltd. (Hong Kong)(g)	15,871	3,968
Garnero Group Acquisition Co. (Brazil), expiring 06/25/16(g)	172,260	51,678

		66,309

RIGHTS* (continued)	Units	Value (Note 2)
Health Care Equipment & Supplies
AMA Contingent(g)	27,759	$3

Health Care Providers & Services
Community Health Systems, Inc., CVR	175,205	4,380

Life Sciences Tools & Services
Furiex Pharmaceuricals, Inc. (original cost $164,380; purchased 07/03/14)(f)	16,825	165,760

TOTAL RIGHTS (cost $267,910)		260,147

	Shares
UNAFFILIATED MUTUAL FUNDS — 1.5%
Advent Claymore Convertible Securities & Income Fund II	33,809	212,997
Advent Claymore Enhanced Growth & Income Fund	851	7,574
Alpine Global Dynamic Dividend Fund	2,360	23,222
Alpine Global Premier Properties Fund	22,750	164,028
Apollo Senior Floating Rate Fund, Inc.	4,782	79,525
AQR Multi Strategy Alternative Fund (Institutional Class Shares)	564,459	5,509,117
Ares Dynamic Credit Allocation Fund, Inc.	10,844	171,552
Avenue Income Credit Strategies Fund	2,801	42,323
BlackRock Core Bond Trust (Retail Shares)	26,074	344,177
BlackRock Corporate High Yield Fund VI, Inc.	33,486	381,740
BlackRock Credit Allocation Income Trust	10,836	140,001
BlackRock Floating Rate Income Strategies Fund, Inc.	2,933	39,273
BlackRock Floating Rate Income Trust Fund	300	3,855
BlackRock Global Long/Short Credit Fund (Institutional Class Shares)	1,269,725	13,167,045
BlackRock Limited Duration Income Trust	3,980	62,566
BlackRock Long-Term Municipal Advantage Trust	1,903	21,504
BlackRock Muni Intermediate Duration Fund, Inc.	4,855	69,912
BlackRock Municipal Income Investment Quality Trust	6,500	93,210
BlackRock Municipal Income Quality Trust	5,351	76,947
BlackRock Municipal Target Term Trust	21,843	438,826
BlackRock MuniHoldings California Quality Fund, Inc. (Retail Shares)	12,849	185,925
BlackRock MuniHoldings Investment Quality Fund (Retail Shares)	4,509	64,389
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (Retail Shares)	6,841	99,195
BlackRock MuniHoldings New York Quality Fund, Inc. (Retail Shares)	979	13,696
BlackRock MuniHoldings Quality Fund II, Inc. (Retail Shares)	3,326	44,834
BlackRock MuniHoldings Quality Fund, Inc. (Retail Shares)	5,027	66,960
BlackRock MuniYield California Quality Fund, Inc. (Retail Shares)	7,767	118,058
BlackRock MuniYield Investment Quality Fund (Retail Shares)	4,353	59,897
BlackRock MuniYield Michigan Quality Fund II, Inc. (Retail Shares)	5,229	67,245

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
BlackRock MuniYield Michigan Quality Fund, Inc. (Retail Shares)	7,392	$102,527
BlackRock MuniYield New Jersey Fund, Inc. (Retail Shares)	1,368	20,452
BlackRock MuniYield New Jersey Quality Fund, Inc. (Retail Shares)	3,637	52,591
BlackRock MuniYield New York Quality Fund, Inc. (Retail Shares)	800	10,408
BlackRock MuniYield Pennsylvania Quality Fund (Retail Shares)	5,027	72,087
BlackRock Resources & Commodities Strategy Trust	69,853	678,273
Blackstone/GSO Long-Short Credit Income Fund	7,454	115,761
Blackstone/GSO Senior Floating Rate Term Fund	100	1,674
Blackstone/GSO Strategic Credit Fund	24,977	411,621
Calamos Market Neutral Income Fund (Institutional Class Shares)	681,836	8,741,138
Central Securities Corp. (Retail Shares)	17,002	372,684
Cohen & Steers Quality Income Realty Fund, Inc. (Retail Shares)	26,013	317,098
Deutsche High Income Trust (Retail Shares)	7,239	63,269
Diamond Hill Long-Short Fund (Institutional Class Shares)	322,918	7,821,070
Eaton Vance Floating-Rate Income Trust	2,381	33,072
Eaton Vance Global Macro Absolute Return Fund (Institutional Class Shares)	1,486,528	13,839,574
Eaton Vance Limited Duration Income Fund	9,678	136,653
Eaton Vance Municipal Bond Fund	7,113	91,260
Eaton Vance National Municipal Opportunities Trust	4,633	97,293
Eaton Vance New York Municipal Bond Fund	7,576	95,230
Eaton Vance Senior Income Trust (Retail Shares)	15,452	96,420
Eaton Vance Short Duration Diversified Income Fund	9,669	136,816
First Trust High Income Long/Short Fund	12,233	195,728
First Trust Sr. Floating Rate Income Fund II	1,562	20,322
Franklin Templeton Limited Duration Income Trust	20,535	250,322
Gabelli ABC Fund (Advisor Class Shares)	1,179,828	11,857,272
Gabelli Healthcare & WellnessRx Trust (The)	2,102	21,903
Highland Long/Short Equity Fund (Class Z Shares)	371,098	4,475,436
Invesco Advantage Municipal Income Trust II	3,863	44,811
Invesco High Income Trust II (Retail Shares)	1,000	15,010
Invesco Municipal Opportunity Trust (Retail Shares)	13,242	170,292
Invesco Municipal Trust (Retail Shares)	12,654	160,200
Invesco Quality Municipal Income Trust (Retail Shares)	9,532	119,055
Invesco Trust for Investment Grade Municipals (Retail Shares)	8,704	115,676

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
Invesco Trust for Investment Grade New York Municipals (Retail Shares)	1,162	$15,885
John Hancock Premium Dividend Fund (Retail Shares)	4,940	67,925
Liberty All Star Equity Fund (Retail Shares)	51,415	307,462
LMP Real Estate Income Fund, Inc.	1,155	14,495
MFS Investment Grade Municipal Trust (Retail Shares)	8,755	82,122
MFS Municipal Income Trust (Retail Shares)	8,484	56,334
Morgan Stanley Income Securities, Inc. (Retail Shares)	18,782	336,761
Neuberger Berman High Yield Strategies Fund, Inc.	4,456	54,809
Neuberger Berman Real Estate Securities Income Fund, Inc.	7,466	39,495
New America High Income Fund, Inc. (The)	581	5,194
Nuveen AMT-Free Municipal Income Fund	10,444	144,336
Nuveen Build American Bond Term Fund	1,285	27,216
Nuveen California AMT-Free Municipal Income Fund	5,558	81,925
Nuveen California Dividend Advantage Municipal Fund 2 (Retail Shares)	1,543	22,127
Nuveen California Dividend Advantage Municipal Fund 3 (Retail Shares)	6,103	82,574
Nuveen Connecticut Premium Income Municipal Fund (Retail Shares)	5,811	72,870
Nuveen Credit Strategies Income Fund	48,990	429,642
Nuveen Dividend Advantage Municipal Fund (Retail Shares)	286	4,098
Nuveen Dividend Advantage Municipal Fund 2 (Retail Shares)	9,624	135,795
Nuveen Dividend Advantage Municipal Fund 3 (Retail Shares)	506	6,973
Nuveen Georgia Dividend Advantage Municipal Fund 2	300	3,771
Nuveen Maryland Premium Income Municipal Fund (Retail Shares)	11,640	147,246
Nuveen Massachusetts Premium Income Municipal Fund	1,269	16,802
Nuveen Municipal Advantage Fund, Inc. (Retail Shares)	490	6,693
Nuveen Municipal Market Opportunity Fund, Inc. (Retail Shares)	6,920	94,320
Nuveen New Jersey Dividend Advantage Municipal Fund (Retail Shares)	17,983	242,411
Nuveen New York AMT-Free Municipal Income Fund	1,261	16,267
Nuveen New York Dividend Advantage Municipal Fund (Retail Shares)	5,146	69,625
Nuveen New York Performance Plus Municipal Fund, Inc. (Retail Shares)	4,625	66,785
Nuveen North Carolina Premium Income Municipal Fund (Retail Shares)	7,764	101,087
Nuveen Ohio Quality Income Municipal Fund (Retail Shares)	100	1,533
Nuveen Pennsylvania Investment Quality Municipal Fund (Retail Shares)	4,663	64,023
Nuveen Performance Plus Municipal Fund, Inc. (Retail Shares)	8,078	119,151
Nuveen Preferred & Income Term Fund	788	17,691

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
Nuveen Premier Municipal Income Fund, Inc.	5,151	$71,959
Nuveen Premium Income Municipal Fund, Inc. (Retail Shares)	18,244	252,862
Nuveen Premium Income Municipal Fund 2, Inc. (Retail Shares)	21,528	304,836
Nuveen Premium Income Municipal Fund 4, Inc. (Retail Shares)	428	5,675
Nuveen Quality Income Municipal Fund, Inc. (Retail Shares)	2,896	40,457
Nuveen Quality Municipal Fund, Inc. (Retail Shares)	17,362	228,831
Nuveen Quality Preferred Income Fund	25,020	201,661
Nuveen Quality Preferred Income Fund II	25,219	224,449
Nuveen Quality Preferred Income Fund III	10,776	89,764
Nuveen Select Quality Municipal Fund, Inc. (Retail Shares)	10,626	148,339
Nuveen Short Duration Credit Opportunities Fund	3,919	65,251
Petroleum & Resources Corp. (Retail Shares)	24,998	595,952
Pioneer Floating Rate Trust	2,089	23,773
Putnam High Income Securities Fund	10,623	86,153
Putnam Managed Municipal Income Trust	17,740	128,615
Putnam Municipal Opportunities Trust	15,669	187,871
RMR Real Estate Income Fund (Retail Shares)	3,096	64,459
Source Capital, Inc. (Retail Shares)	1,266	91,315
Templeton Global Income Fund (Retail Shares)	30,336	218,116
Third Avenue Focused Credit Fund (Institutional Class Shares)	706,085	6,834,900
Touchstone Merger Arbitrage Fund (Institutional Class Shares)	728,727	7,753,655
Transamerica Income Shares, Inc. (Retail Shares)	10,289	208,044
Wells Fargo Advantage Income Opportunities Fund	5,080	45,161
Wells Fargo Advantage Multi-Sector Income Fund	12,413	169,189
Western Asset Global Corporate Defined Opportunity Fund, Inc.	447	7,948
Western Asset Global Partners Income Fund, Inc. (Retail Shares)	3,962	38,828
Western Asset High Income Opportunity Fund, Inc. (Retail Shares)	8,034	43,143
Western Asset Managed High Income Fund, Inc. (Retail Shares)	17,072	87,238
Western Asset Total Return Unconstrained Fund (Institutional Class Shares)	835,914	8,726,946
Western Asset Worldwide Income Fund, Inc. (Retail Shares)	3,464	39,524
William Blair Macro Allocation Fund (Institutional Class Shares)	724,612	8,862,003

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $112,888,181)		111,324,951

WARRANTS*	Units	Value (Note 2)
Auto Components
Jason Industries, Inc., expiring 09/27/18	163,030	$195,636

Banks
Associated Banc-Corp., expiring 11/21/18	2,176	6,310
Boston Private Financial Holdings, Inc., expiring 11/21/18	10,019	64,873

		71,183

Biotechnology
Mast Therapeutics, Inc., expiring 11/16/16(g)	11,250	470
NeoStem, Inc., expiring 07/22/16 (original cost $0; purchased 07/09/11)(f)(g)	30,000	—
Venaxis, Inc., expiring 05/24/18(g)	2,700	432

		902

Capital Markets
1347 Capital Corp., expiring 08/06/21(g)	30,036	7,320
AR Capital Acquisition Corp., expiring 10/19/17	52,500	14,805
DT Asia Investments Ltd., expiring 10/22/19	15,871	2,079
Garnero Group Acquisition Co. (Brazil), expiring 06/24/19	172,260	20,671
Levy Acquisition Corp., expiring 01/06/18	67,500	24,975
Terrapin 3 Acquisition Corp., expiring 08/18/19	102,000	25,500
WL Ross Holding Corp., expiring 08/05/19	207,000	244,260

		339,610

Commercial Services & Supplies
IVS Group SA (Italy), expiring 01/27/16	60,858	14,728

Construction Materials
Tecnoglass, Inc. (Colombia), expiring 12/16/16	40,897	104,696

Distributors
KBS Fashion Group Ltd. (China), expiring 01/22/18(g)	80,792	13,331

Diversified Financial Services
Boulevard Acquisition Corp., expiring 02/19/19(g)	36,000	24,858
Cambridge Capital Acquisition Corp., expiring 12/19/18	105,600	36,960
Capitol Acquisition Corp. II, expiring 05/15/16	81,000	34,020
Chart Acquisition Corp., expiring 12/19/17(g)	134,325	67,163
CIS Acquisition Ltd. (Russia), Series A, expiring 12/18/17	90,000	30,600
Collabrium Japan Acquisition Corp., expiring 12/10/17	63,000	3,780
Electrawinds SE (Luxembourg), expiring 10/01/15	57,500	348
Hennessy Capital Acquisition Corp., expiring 03/10/19	54,000	20,250
Jack Cooper Holdings Corp., expiring 12/15/17	200	31,000
Jack Cooper Holdings Corp., expiring 05/06/18(g)	50	7,750
RMG Networks Holding Corp., expiring 04/08/18	79,900	7,591
ROI Acquisition Corp. II, expiring 09/17/18	63,000	18,900

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

WARRANTS* (continued)	Units	Value (Note 2)
Diversified Financial Services (continued)
Silver Eagle Acquisition Corp., expiring 07/26/18	166,250	$83,125

		366,345

Energy Equipment & Services
Glori Energy, Inc., expiring 07/25/19(g)	26,400	8,712

Food Products
Pingtan Marine Enterprise Ltd., expiring 02/26/18(g)	55,000	6,875

Household Durables
EveryWare Global, Inc., expiring 05/13/18	81,000	3,038

Internet Software & Services
Net Element International, Inc., expiring 10/07/15(g)	28,804	2,304

Marine
Genco Shipping & Trading Ltd., expiring 07/09/21	21,673	37,061

Media
Global Eagle Entertainment, Inc., expiring 05/13/16	48,308	250,719
Hemisphere Media Group, Inc., expiring 04/06/18	93,601	116,533

		367,252

Oil, Gas & Consumable Fuels
Green Field Energy Services, Inc., expiring 11/15/21(g)	200	—
Harvest Natural Resources, Inc., expiring 10/11/15 (original cost $0; purchased 10/16/12)(f)(g)	5,813	58

		58

Pharmaceuticals
NeuroBioPharm, Inc., expiring 04/12/15	711	1
Pluristem Therapeutics, Inc., expiring 09/19/17(g)	6,750	—

		1

Semiconductors & Semiconductor Equipment
TranSwitch Corp., expiring 03/28/19(original cost $1; purchased 03/28/13)(f)(g)	72,000	—

TOTAL WARRANTS (cost $840,398)		1,531,732

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.2%
Collateralized Debt Obligations
Stoney Lane Funding I Corp.,
Series 2007-1A, Class A1, 144A
0.473%(c)	04/18/22	1,257	1,242,162
Venture VIII CDO Ltd.,
Series 2007-8A, Class A1A, 144A
0.512%(c)	07/22/21	1,589	1,571,454

			2,813,616

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 0.1%
ALM V Ltd. (Cayman Islands),
Series 2012-5A, Class A1R, 144A
1.464%(c)	02/13/23		1,900	$1,890,123
Aquilae CLO II PLC (Ireland),
Series 2006-1X, Class A
0.546%(c)	01/17/23	EUR	77	92,988
Cadogan Square CLO III BV (Netherlands),
Series 3X, Class A
0.536%(c)	01/17/23	EUR	58	69,679
Dryden XXII Sr. Loan Fund (Cayman Islands),
Series 2011-22A, Class A1R, 144A
1.404%(c)	01/15/22		1,800	1,790,770
Duane Street CLO III Ltd.,
Series 2006-3A, Class A1, 144A
0.480%(c)	01/11/21		139	138,541
Franklin CLO Ltd.,
Series 5A, Class A2, 144A
0.501%(c)	06/15/18		363	361,338
Galaxy VIII CLO Ltd. (Cayman Islands),
Series 2007-8A, Class A, 144A
0.474%(c)	04/25/19		126	125,082
Gallatin CLO VII Ltd. (Cayman Islands),
Series 2014-1A, Class A, 144A
1.501%(c)	07/15/23		1,000	992,047
Goldentree Loan Opportunities V Ltd. (Cayman Islands),
Series 2007-5A, Class A, 144A
0.929%(c)	10/18/21		553	550,913
Halcyon Structured Asset Management European CLO BV (Netherlands),
Series 2006-IIX, Class A1
0.548%(c)	01/25/23	EUR	348	417,682
Hillmark Funding Ltd. (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.481%(c)	05/21/21		618	611,580
LCM V Ltd. (Cayman Islands),
Series 5A, Class A1, 144A
0.477%(c)	03/21/19		160	158,919
LightPoint CLO V (Cayman Islands),
Series 2006-5A, Class A1, 144A
0.483%(c)	08/05/19		238	236,870
Magi Funding PLC (Ireland),
Series l-A, Class A, 144A
0.429%(c)	04/11/21	EUR	177	212,448
Mercator CLO II PLC (Ireland),
Series II-X, Class A1
0.314%(c)	02/18/24	EUR	231	276,012
Octagon Investment Partners XII Ltd. (Cayman Islands),
Series 2012-1AR, Class AR, 144A
1.502%(c)	05/05/23		900	896,014
Penta CLO 1 SA (Luxembourg),
Series 2007-1X, Class A1
0.398%(c)	06/04/24	EUR	418	500,016
Race Point III CLO Ltd. (Ireland),
Series 2006-3, Class A, 144A
0.494%(c)	04/15/20		314	312,772
Symphony CLO III Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.472%(c)	05/15/19		407	404,064

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Wood Street CLO BV (Netherlands),
Series I, Class A
0.431%(c)	11/22/21	EUR	220	$263,559
Series II-A, Class A1
0.696%(c)	03/29/21	EUR	74	88,823

				10,390,240

Non-Residential Mortgage-Backed Securities — 0.1%
Globaldrive (Netherlands),
Series 2011-AA, Class A
0.759%(c)	04/20/19	EUR	52	62,665
Magnus Relda Holding Vier GmbH (Germany),
Series 1A, Class JNR, 144A
7.000%	10/28/24	EUR	800	968,042
Motor PLC (United Kingdom),
Series 2014-1A, Class A1, 144A
0.646%(c)	08/25/21		1,793	1,793,371
North Carolina State Education Assistance Authority,
Series 2011-2, Class A1
0.684%(c)	10/26/20		69	69,417
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 144A
2.470%	09/18/24		900	903,528

				3,797,023

Residential Mortgage-Backed Securities
Countrywide Asset-Backed Certificates,
Series 2006-4, Class 2A2
0.350%(c)	07/25/36		218	213,839

TOTAL ASSET-BACKED SECURITIES (cost $17,339,122)				17,214,718

BANK LOANS(c)
Auto Components
Exide Technologies,
Term Loan Advance
9.000%	03/15/15		384	324,890

Commercial Services & Supplies
RR Donnelley & Sons Co.,
Term Loan
9.750%	12/31/16		384	273,683

Diversified Financial Services
Ochard Acquisition Co. LLC,
Initial Term Loan
7.000%	02/08/19		195	192,748

Energy Equipment & Services
Energy Future Intermediate Holding Co. LLC,
Term Loan
4.250%	06/19/16		350	349,781

Specialty Retail
Toys R US-Delaware, Inc.,
Term Loan B-4
9.750%	04/24/20		1,025	940,755

TOTAL BANK LOANS (cost $2,243,924)				2,081,857

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CERTIFICATES OF DEPOSIT — 0.1%
Banco Bilbao Vizcaya Argentaria (Spain)
0.981%(c)	10/23/15		2,000	$1,997,748
1.082%(c)	05/16/16		750	749,261
Credit Suisse (Switzerland)
0.553%(c)	08/24/15		2,800	2,800,437
Intesa Sanpaolo SpA (Italy)
1.610%(c)	04/11/16		2,000	2,003,498

TOTAL CERTIFICATES OF DEPOSIT (cost $7,549,892)				7,550,944

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
BAMLL Mezzanine Securities Trust,
Series 2014-INMZ, Class MZB, 144A
8.644%(c)	12/15/19		1,000	997,500
Banc of America Re-REMIC Trust,
Series 2009-UB1, Class A4A, 144A
5.737%(c)	06/24/50		235	244,035
BLCP Hotel Trust,
Series 2014-CLMZ, Class M, 144A
5.889%(c)	08/15/29		1,500	1,490,120
Citigroup Commercial Mortgage Trust,
Series 2014-388G, Class A, 144A
0.900%(c)	06/15/33		600	600,571
Commercial Mortgage Trust,
Series 2005-GG5, Class A5
5.224%(c)	04/10/37		800	808,652
Series 2010-C1, Class A1, 144A
3.156%	07/10/46		85	85,899
Credit Suisse Commercial Mortgage Trust,
Series 2007-C3, Class AJ
5.702%(c)	06/15/39		750	695,006
Credit Suisse Mortgage Capital Certificates,
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40		74	76,915
Series 2010-RR4, Class 2A, 144A
5.467%(c)	09/18/39		762	793,578
Series 2010-UD1, Class A, 144A
5.773%(c)	12/16/49		919	974,798
Extended Stay America Trust,
Series 2013-ESFL, Class A1FL, 144A
0.957%(c)	12/05/31		770	769,219
Fannie Mae-Aces,
Series 2010-M7, Class FA
0.779%(c)	11/25/20		1,001	1,015,961
FREMF Mortgage Trust,
Series 2014-KF04, Class B
3.450%(c)	06/25/21		998	998,482
Series 2014-KF05, Class B
4.200%(c)	09/25/22		1,078	1,075,187
GS Mortgage Securities Corp. II Trust,
Series 2012-GCJ9, Class XA, IO
2.361%(c)	11/10/45		1,361	161,240
Hercules Eclipse PLC (United Kingdom),
Series 2006-4, Class A
0.798%(c)	10/25/18	GBP	279	429,375
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43		1,200	1,286,896

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class AJ
5.399%	12/15/43		750	$687,602
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.040%(c)	12/16/49		91	96,053
Vornado DP LLC Trust,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28		600	647,749
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class G, 144A
5.549%(c)	01/15/45		1,260	1,170,299
Series 2007-C32, Class A2
5.711%(c)	06/15/49		132	132,035

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $15,186,133)				15,237,172

CONVERTIBLE BONDS — 0.1%
Airlines — 0.1%
Lufthansa Malta Blues LP (Germany),
Gtd. Notes, 144A
0.750%	04/05/17		EUR 350	1,100,894

Communications Equipment
Nortel Networks Corp. (Canada),
Gtd. Notes(d)
1.750%	04/15/12		675	661,500

Diversified Telecommunication Services
Axtel SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
8.000%	01/31/20		MXN 2,311	203,665
Powerwave Technologies, Inc.,
Sub. Notes(d)
3.875%	10/01/27		450	45

				203,710

Energy Equipment & Services
Polarcus Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.875%	04/27/16		100	70,000

Health Care Equipment & Supplies
China Medical Technologies, Inc. (China),
Sr. Unsec’d. Notes, 144A(d)
6.250%	12/15/16		450	1,783
Volcano Corp.,
Sr. Unsec’d. Notes
1.750%	12/01/17		525	520,078

				521,861

Hotels, Restaurants & Leisure
MGM Resorts International,
Gtd. Notes
4.250%	04/15/15		575	678,500

Leisure Products
SouthPeak Interactive Corp.,
(original cost $500,000; purchased 09/01/10)(d)(f)
24.000%	12/31/50	(g)	500	12,669

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Metals & Mining
Molycorp, Inc.,
Sr. Unsec’d. Notes
6.000%	09/01/17			275	$82,500

Oil, Gas & Consumable Fuels
Emerald Oil, Inc.,
Sr. Unsec’d. Notes, 144A
2.000%	04/01/19			325	179,156

Personal Products
IGI Laboratories, Inc.,
Sr. Unsec’d. Notes, 144A
3.750%	12/15/19			200	201,250

Thrifts & Mortgage Finance
China Linen (China),
(original cost $200,000; purchased 11/02/10)(d)(f)
7.500%	12/31/50	(g)		200	—

TOTAL CONVERTIBLE BONDS (cost $4,403,297)					3,712,040

CORPORATE BONDS — 3.9%
Auto Components
Exide Technologies,
Sr. Sec’d. Notes(d)
8.625%	02/01/18			2,750	134,063
IDQ Holdings, Inc.,
Sr. Sec’d. Notes, 144A(u)
11.500%	04/01/17			450	477,000
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, PIK, 144A
6.250%	11/15/19			200	206,000

					817,063

Automobiles
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43			430	513,678

Banks — 0.9%
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
1.000%	10/06/16			2,900	2,908,726
BAC Capital Trust XIV,
Ltd. Gtd. Notes
4.000%(c)	09/29/49			3,750	2,812,500
Banca Carige SpA (Italy),
Covered Bonds, MTN
3.750%	11/25/16		EUR	600	763,807
3.875%	10/24/18		EUR	1,400	1,860,758
Banca Monte dei Paschi di Siena SpA (Italy),
Covered Bonds, MTN
4.875%	09/15/16		EUR	100	129,129
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
9.000%(c)	05/29/49			1,000	1,070,000
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, MTN
5.875%	11/09/15		EUR	100	121,913
Banco Popolare SC (Italy),
Sr. Unsec’d. Notes, MTN
2.375%	01/22/18		EUR	400	487,595

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Banco Popular Espanol SA (Spain),
Covered Bonds, MTN
3.500%	09/11/17	EUR	900	$1,174,234
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, RegS
4.625%	02/13/17		200	207,260
Banco Santander SA (Spain),
Jr. Sub. Notes
6.250%(c)	09/11/49	EUR	100	117,103
Jr. Sub. Notes, RegS
6.375%(c)	05/29/49		1,200	1,173,000
Bank of America Corp.,
Jr. Sub. Notes
5.200%(c)	12/29/49		2,500	2,309,375
6.250%(c)	09/29/49		640	632,600
6.500%(c)	10/29/49		230	234,117
Sr. Unsec’d. Notes, MTN
5.000%	01/21/44		350	391,939
Bankia SA (Spain),
Covered Bonds
3.500%	12/14/15	EUR	800	995,566
Sr. Unsec’d. Notes
0.285%(c)	01/25/16	EUR	100	119,882
3.500%	01/17/19	EUR	100	130,576
BBVA Banco Continental SA (Peru),
Sub. Notes, 144A
5.250%(c)	09/22/29		300	304,350
BNP Paribas SA (France),
Gtd. Notes
0.542%(c)	11/07/15		1,400	1,397,868
Sub. Notes
4.250%	10/15/24		200	202,059
BPCE SA (France),
Gtd. Notes
0.802%(c)	11/18/16		800	800,558
Gtd. Notes, MTN
0.865%(c)	06/17/17		1,600	1,602,634
Sub. Notes, 144A
4.500%	03/15/25		200	195,425
BPE Financiaciones SA (Spain),
Gtd. Notes
2.875%	05/19/16	EUR	400	494,358
Gtd. Notes, MTN
2.500%	02/01/17	EUR	200	246,891
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22		770	791,175
5.000%	08/01/23		510	524,025
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19		450	474,750
Citigroup, Inc.,
Jr. Sub. Notes
5.350%(c)	04/29/49		2,100	1,937,250
6.300%(c)	12/29/49		200	197,000
Sr. Unsec’d. Notes, MTN
0.752%(c)	05/01/17		2,000	1,994,912
Sub. Notes
5.300%	05/06/44		500	547,835

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Gtd. Notes
3.950%	11/09/22			550	$560,246
5.750%	12/01/43			550	656,405
Sr. Unsec’d. Notes
0.563%(c)	04/28/17			1,900	1,898,661
Sr. Unsec’d. Notes, MTN
4.000%	09/10/15		GBP	890	1,416,329
Credit Suisse (Switzerland),
Sr. Unsec’d. Notes, MTN
2.300%	05/28/19			300	299,485
Depfa ACS Bank (Ireland),
Covered Bonds, 144A
5.125%	03/16/37			400	499,338
Covered Bonds, MTN
3.875%	11/14/16		EUR	1,300	1,676,675
Covered Bonds, RegS
4.375%	01/15/15		EUR	2,800	3,391,927
4.875%	10/28/15			100	103,234
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
0.612%(c)	11/07/16			2,000	2,006,928
Gov’t. Liquid Gtd. Notes, RegS
1.250%	10/18/16			600	602,287
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
2.375%	05/25/16			1,100	1,102,574
Sr. Unsec’d. Notes, MTN
2.875%	11/16/16		CHF	200	206,673
Eurofima (Supranational Bank),
Sr. Unsec’d. Notes, MTN
6.250%	12/28/18		AUD	800	734,964
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	12/21/23		AUD	800	483,998
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	07/21/23	(g)	AUD	1,100	676,622
HSBC Holdings PLC (United Kingdom),
Sub. Notes
5.250%	03/14/44			650	728,101
HSH Nordbank Finance Guernsey Ltd. (Germany),
Gtd. Notes, MTN
0.532%(c)	12/21/15		EUR	1,100	1,335,086
Industrial & Commercial Bank of China Ltd. (China),
Sr. Unsec’d. Notes, MTN
3.231%	11/13/19			1,010	1,014,250
ING Bank NV (Netherlands),
Covered Bonds, 144A
2.500%	01/14/16			1,100	1,121,115
Intesa Sanpaolo SpA (Italy),
Gtd. Notes
3.125%	01/15/16			200	203,161

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.150%(c)	12/29/49		1,600	$1,507,200
6.125%(c)	12/29/49		300	299,247
Sub. Notes
3.375%	05/01/23		350	346,260
Unsec’d. Notes, MTN
0.784%(c)	04/25/18		1,900	1,895,643
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes, MTN
5.375%	04/23/24	NZD	1,000	832,874
Lloyds Bank PLC (United Kingdom),
Covered Bonds, MTN
4.875%	03/30/27	GBP	500	960,006
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49		200	284,000
Lloyds Banking Group PLC (United Kingdom),
Sub. Notes
4.500%	11/04/24		210	211,919
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
5.125%	05/28/24		2,000	2,034,382
6.000%	12/19/23		510	552,023
6.100%	06/10/23		800	867,676
6.125%	12/15/22		470	511,551
Skandinaviska Enskilda Banken AB (Sweden),
Covered Bonds
3.000%	06/20/18	SEK	2,000	278,074
Societe Generale SA (France),
Jr. Sub. Notes, 144A
6.000%(c)	10/27/49		900	819,000
Standard Chartered PLC (United Kingdom),
Sub. Notes, 144A
5.700%	03/26/44		1,000	1,040,193
Wachovia Capital Trust III,
Ltd. Gtd. Notes
5.570%(c)	03/29/49		4,200	4,055,100
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(c)	12/29/49		400	403,000
Sub. Notes
3.450%	02/13/23		800	810,795
Sub. Notes, MTN
4.100%	06/03/26		150	153,309
4.650%	11/04/44		90	92,867
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
1.850%	11/26/19		1,000	1,000,275

				69,024,623

Beverages
Beam Suntory, Inc.,
Sr. Unsec’d. Notes
3.250%	05/15/22		200	200,222
3.250%	06/15/23		100	98,301
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Beverages (continued)
5.500%	01/15/42		750	$872,363

				1,170,886

Building Products — 0.1%
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22		3,180	3,545,700
Sr. Sec’d. Notes, RegS
9.375%	10/12/22		320	358,400

				3,904,100

Capital Markets
Aston Escrow Corp.,
Sr. Sec’d. Notes, 144A
9.500%	08/15/21		650	601,250
Goldman Sachs Capital II,
Ltd. Gtd. Notes
4.000%(c)	12/29/49		400	294,000
Goldman Sachs Capital III,
Ltd. Gtd. Notes
4.000%(c)	09/29/49		400	299,000
Goldman Sachs Group, Inc. (The),
Sub. Notes
6.750%	10/01/37		650	817,294

				2,011,544

Chemicals — 0.1%
Alpek SA de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.500%	11/20/22	(a)	2,012	2,027,090
Braskem Finance Ltd. (Brazil),
Gtd. Notes, RegS
7.000%	05/07/20		109	117,311
Mexichem SAB de CV (Mexico),
Gtd. Notes, 144A
5.875%	09/17/44	(a)	1,070	1,011,150
Gtd. Notes, RegS
4.875%	09/19/22		266	274,645
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21		950	805,125
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
5.625%	04/25/24		1,460	1,533,000
Rockwood Specialties Group, Inc.,
Gtd. Notes
4.625%	10/15/20		4,075	4,207,438

				9,975,759

Commercial Services & Supplies
Mersin Uluslararasi Liman Isletmeciligi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
5.875%	08/12/20		550	587,950

Construction & Engineering — 0.1%
Andrade Gutierrez International SA (Brazil),
Gtd. Notes, 144A
4.000%	04/30/18		1,490	1,288,850

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Construction & Engineering (continued)
CRCC Yuxiang Ltd. (China),
Gtd. Notes
3.500%	05/16/23			400	$386,586
Empresas ICA SAB de CV (Mexico),
Gtd. Notes, 144A
8.875%	05/29/24			2,788	2,551,020
OAS Investments GmbH (Brazil),
Gtd. Notes, 144A
8.250%	10/19/19	(a)		750	255,000

					4,481,456

Construction Materials — 0.1%
Cementos Pacasmayo SAA (Peru),
Gtd. Notes, 144A
4.500%	02/08/23			200	184,200
Gtd. Notes, RegS
4.500%	02/08/23			1,000	921,000
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.700%	01/11/25	(a)		2,710	2,628,700
CIMPOR Financial Operations BV (Brazil),
Gtd. Notes, 144A
5.750%	07/17/24	(a)		580	508,892

					4,242,792

Consumer Finance — 0.1%
Ally Financial, Inc.,
Gtd. Notes
2.750%	01/30/17			800	797,504
4.625%	06/26/15			2,400	2,418,000
Navient Corp.,
Sr. Unsec’d. Notes, MTN
8.450%	06/15/18			450	501,750
Onemain Financial Holdings, Inc.,
Gtd. Notes, 144A
6.750%	12/15/19			200	204,000
7.250%	12/15/21			100	102,500

					4,023,754

Diversified Consumer Services
Education Management LLC/Education Management Finance Corp.,
Gtd. Notes, 144A
16.000%	07/01/18			809	80,946

Diversified Financial Services — 0.2%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.250%	03/23/22		AUD	1,100	1,007,228
Alfa SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
5.250%	03/25/24			200	208,000
6.875%	03/25/44			200	218,250
AyT Cedulas Cajas IX Fondo de Titulizacion de Activos (Spain),
Covered Bonds
3.750%	03/31/15		EUR	800	975,342
Bear Stearns Cos. LLC (The),
Sr. Unsec’d. Notes
7.250%	02/01/18			500	576,275

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
BNP Paribas Home Loan SFH (France),
Covered Bonds, 144A
2.200%	11/02/15		2,500	$2,531,593
Cedulas TDA 6 Fondo de Titulizacion de Activos (Spain),
Covered Bonds
3.875%	05/23/25	EUR	200	287,411
CFG Holdings Ltd./CFG Finance LLC (Cayman Islands),
Sr. Sec’d. Notes, 144A
11.500%	11/15/19		403	411,060
GE Capital Australia Funding Pty Ltd.,
Gtd. Notes, MTN
4.500%	01/30/18	AUD	1,900	1,611,340
GMAC International Finance BV,
Gtd. Notes
7.500%	04/21/15	EUR	400	491,433
Highclere Holdings Ltd. (Cayman Islands),
Sr. Sec’d. Notes(original cost $194,450; purchased 02/22/13-07/23/13)(f)
0.151%(s)	02/26/15		203	66,823
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.370%(c)	12/21/65		630	585,900
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/15/16		600	622,500
Jasper Explorer PLC (Cyprus),
Sr. Sec’d. Notes, 144A
13.500%	05/27/16		700	70,000
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
7.500%	04/15/21		475	441,750
Kistefos A/S (Norway),
Sr. Unsec’d. Notes
11.150%(c)	07/03/15	NOK	7,500	993,727
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(d)
5.625%	01/24/13		2,700	394,875
NII Capital Corp.,
Gtd. Notes(d)
7.625%	04/01/21		1,050	194,250
OAS Finance Ltd. (Brazil),
Gtd. Notes, 144A(d)
8.000%	07/02/21		1,080	345,600
Odebrecht Finance Ltd. (Brazil),
Gtd. Notes, 144A
4.375%	04/25/25		380	325,850
5.250%	06/27/29		3,415	2,986,417
Roust Trading Ltd. (Bermuda),
Sr. Sec’d. Notes, PIK
11.000%	05/31/16		88	79,115
Vesey Street Investment Trust I,
Gtd. Notes
4.404%	09/01/16		100	104,908

				15,529,647

Diversified Telecommunication Services — 0.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
0.677%(c)	03/30/17		1,400	1,399,380

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Axtel SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
8.000%	01/31/20		3,587	$3,448,004
BellSouth Corp.,
Gtd. Notes, 144A
4.020%	04/26/21	(g)	1,900	1,918,700
Bharti Airtel International Netherlands BV (India),
Gtd. Notes, 144A
5.350%	05/20/24		860	930,451
Goodman Networks, Inc.,
Sr. Sec’d. Notes
12.125%	07/01/18		550	567,875
Indosat Palapa Co. BV (Indonesia),
Gtd. Notes, 144A
7.375%	07/29/20	(a)	1,213	1,276,683
Oi SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	02/10/22	(a)	583	533,445
Sr. Unsec’d. Notes, RegS
5.750%	02/10/22	(a)	636	581,940
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A
4.750%	02/16/21		256	275,520
Sprint Communications, Inc.,
Gtd. Notes, 144A
9.000%	11/15/18		80	90,992
Telefonica Emisiones SAU (Spain),
Gtd. Notes
4.570%	04/27/23		150	160,597
7.045%	06/20/36		350	460,418
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.550%	09/15/43		2,288	2,931,269
Sr. Unsec’d. Notes, 144A
5.012%	08/21/54		1,773	1,834,255

				16,409,529

Electric Utilities — 0.1%
AES Gener SA (Chile),
Sr. Unsec’d. Notes, 144A
5.250%	08/15/21	(a)	816	863,302
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		580	606,100
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
0.691%(c)	01/20/17		400	401,089
1.150%	01/20/17		100	99,938
Empresa Nacional de Electricidad SA (Chile),
Sr. Unsec’d. Notes
4.250%	04/15/24		460	462,573
Enel Finance International NV (Italy),
Gtd. Notes, 144A
6.000%	10/07/39		500	587,514
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31		600	726,220

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.500%	11/22/21		1,360	$1,417,800
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes, 144A
3.125%	05/22/23		800	782,593

				5,947,129

Energy Equipment & Services
Energy Future Intermediate Holding Co. LLC, Escrow Shares,
First Lien, 144A(d)
10.000%	12/01/20		1,875	173,438
Korea East-West Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
2.500%	06/02/20		1,600	1,579,808
Paragon Offshore PLC,
Gtd. Notes, 144A
6.750%	07/15/22		100	61,000
7.250%	08/15/24		100	60,000

				1,874,246

Food & Staples Retailing
CVS Health Corp.,
Sr. Unsec’d. Notes
5.750%	05/15/41		100	124,457
Kroger Co. (The),
Sr. Unsec’d. Notes
5.150%	08/01/43		400	455,419

				579,876

Food Products — 0.1%
Alicorp SAA (Peru),
Sr. Unsec’d. Notes, 144A
3.875%	03/20/23		930	885,825
Marfrig Holding Europe BV (Brazil),
Gtd. Notes, 144A
6.875%	06/24/19		690	641,700
Gtd. Notes, RegS
8.375%	05/09/18	(a)	880	866,800
Marfrig Overseas Ltd. (Brazil),
Gtd. Notes, 144A
9.500%	05/04/20		1,190	1,201,900
Mondelez International, Inc.,
Sr. Unsec’d. Notes
4.000%	02/01/24		100	104,627
6.500%	02/09/40		50	66,637
US Foods, Inc.,
Gtd. Notes
8.500%	06/30/19		321	340,260
Virgolino de Oliveira Finance SA (Brazil),
Gtd. Notes, RegS
10.500%	01/28/18	(g)	1,690	67,600
Sr. Sec’d. Notes, 144A
10.875%	01/13/20	(g)	1,490	671,990

				4,847,339

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Health Care Equipment & Supplies
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	340	$329,800
9.750%	10/15/17	680	680,000
Medtronic, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	03/15/45	230	249,318

			1,259,118

Health Care Providers & Services
Gentiva Health Services, Inc.,
Gtd. Notes
11.500%	09/01/18	1,200	1,276,800
HCA, Inc.,
Sr. Sec’d. Notes
3.750%	03/15/19	1,100	1,101,375
4.250%	10/15/19	240	243,600

			2,621,775

Household Durables
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Sec’d. Notes
8.625%	05/15/19	120	126,000

Independent Power & Renewable Electricity Producers
Dynegy Finance I, Inc./Dynegy Finance II, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/19	500	508,750
MMC Energy, Inc.,
First Lien(d)
8.875%	10/15/15	950	—

			508,750

Insurance
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	800	891,478

Internet & Catalog Retail
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.950%	12/05/44	700	723,104

Internet Software & Services
Ancestry.com, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
9.625%	10/15/18	450	441,000

Machinery
Tempel Steel Co.,
Sr. Sec’d. Notes, 144A(u)
12.000%	08/15/16	500	470,000

Media — 0.1%
Baker & Taylor Acquisitions Corp.,
Sec’d. Notes, 144A
15.000%	04/01/17	324	301,725
Comcast Corp.,
Gtd. Notes
6.500%	11/15/35	200	266,999
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.625%	02/15/19	410	476,625

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
DISH DBS Corp.,
Gtd. Notes, 144A
5.875%	11/15/24		220	$221,100
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
6.000%	07/18/20		840	917,700
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes(u)
4.875%	02/15/22		1,250	1,153,125

				3,337,274

Metals & Mining — 0.4%
AngloGold Ashanti Holdings PLC (South Africa),
Gtd. Notes
8.500%	07/30/20	(a)	1,045	1,097,250
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
4.250%	08/05/15		200	203,000
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.000%	07/17/22	(a)	3,609	3,462,175
Sr. Unsec’d. Notes, RegS
3.000%	07/17/22		736	706,057
CSN Resources SA (Brazil),
Gtd. Notes, RegS
6.500%	07/21/20	(a)	1,831	1,684,520
Edgen Murray Corp.,
Sr. Sec’d. Notes, 144A
8.750%	11/01/20		343	373,870
Evraz Group SA (Russia),
Sr. Unsec’d. Notes, 144A
6.500%	04/22/20		2,525	1,920,969
Sr. Unsec’d. Notes, RegS
6.750%	04/27/18		1,140	950,475
Gerdau Trade, Inc. (Brazil),
Gtd. Notes, 144A
4.750%	04/15/23		640	596,864
GTL Trade Finance, Inc. (Brazil),
Gtd. Notes, 144A
7.250%	04/16/44		800	762,000
Samarco Mineracao SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.125%	11/01/22		1,972	1,735,360
Severstal OAO Via Steel Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.450%	03/19/18		800	688,000
Southern Copper Corp.,
Sr. Unsec’d. Notes
5.250%	11/08/42		322	287,657
6.750%	04/16/40	(a)	3,862	4,051,238
7.500%	07/27/35		100	112,499
TMK OAO Via TMK Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.750%	04/03/20		700	392,000
Tupy Overseas SA (Brazil),
Gtd. Notes, 144A
6.625%	07/17/24		420	403,200

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Metals & Mining (continued)
Vale Overseas Ltd. (Brazil),
Gtd. Notes
4.375%	01/11/22	(a)		1,140	$1,092,701
6.875%	11/21/36			3,714	3,915,262
Vedanta Resources PLC (India),
Sr. Unsec’d. Notes, 144A
6.000%	01/31/19			1,150	1,121,250
9.500%	07/18/18			970	1,042,750
Sr. Unsec’d. Notes, RegS
6.750%	06/07/16			884	912,730
9.500%	07/18/18			899	966,425

					28,478,252

Oil, Gas & Consumable Fuels — 1.1%
Afren PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.625%	12/09/20			1,760	985,600
BG Energy Capital PLC (United Kingdom),
Gtd. Notes
6.500%(c)	11/30/72		GBP	100	165,290
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp.,
Sec’d. Notes
13.750%	12/01/15			600	417,000
California Resources Corp.,
Gtd. Notes, 144A
5.500%	09/15/21			280	239,400
6.000%	11/15/24			1,680	1,419,600
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
0.632%(c)	03/30/16			400	399,287
Centrus Energy Corp.,
Unsub. Notes
8.000%	09/30/24			453	235,472
Chesapeake Energy Corp.,
Gtd. Notes
5.750%	03/15/23			190	195,700
CNOOC Curtis Funding No. 1 Pty Ltd. (China),
Gtd. Notes, 144A
4.500%	10/03/23			1,100	1,156,296
Gtd. Notes, RegS
4.500%	10/03/23			1,050	1,103,737
CNOOC Finance 2012 Ltd. (China),
Gtd. Notes, 144A
3.875%	05/02/22			1,100	1,119,003
Dolphin Energy Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, RegS
5.500%	12/15/21			1,631	1,835,691
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.125%	01/16/25			550	522,500
5.875%	09/18/23			1,090	1,154,038
5.875%	05/28/45	(a)		1,190	1,100,750
EDC Finance Ltd. (Russia),
Gtd. Notes, 144A
4.875%	04/17/20			2,430	1,567,350

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Endeavour International Corp.,
Gtd. Notes(d)
5.500%	07/15/16		650	$22,750
Sec’d. Notes(d)
12.000%	06/01/18		575	14,375
Sr. Sec’d. Notes(d)
12.000%	03/01/18		1,300	487,500
EOAL Cyprus Holdings Ltd. (Norway),
Sr. Sec’d. Notes(d)
15.000%	07/15/15		513	5
Forest Oil Corp.,
Gtd. Notes
7.250%	06/15/19		1,409	507,240
7.500%	09/15/20		825	292,050
Gas Natural de Lima y Callao SA (Peru),
Sr. Unsec’d. Notes, 144A
4.375%	04/01/23	(a)	650	633,750
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
9.250%	04/23/19		1,000	1,019,500
GeoPark Latin America Ltd. Agencia en Chile (Chile),
Sr. Sec’d. Notes, 144A
7.500%	02/11/20		890	778,750
GNL Quintero SA (Chile),
Sr. Unsec’d. Notes, 144A
4.634%	07/31/29		571	577,906
Green Field Energy Services, Inc.,
Sec’d. Notes, 144A(d)
13.000%	11/15/16		200	18,750
13.250%	11/15/16		5	469
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, RegS
7.000%	05/05/20		3,886	4,038,525
Kodiak Oil & Gas Corp.,
Gtd. Notes
5.500%	01/15/21		300	300,750
5.500%	02/01/22		200	200,500
8.125%	12/01/19		2,875	2,925,313
Lukoil International Finance BV (Russia),
Gtd. Notes, RegS
6.656%	06/07/22	(a)	1,269	1,116,720
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes
4.875%	12/01/24		340	332,350
Norshore Atlantic BV (Netherlands),
Sr. Sec’d. Notes, 144A
12.000%	12/21/18		350	269,500
Novatek OAO via Novatek Finance Ltd. (Russia),
Sr. Unsec’d. Notes, 144A
4.422%	12/13/22		200	148,000
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.625%	10/01/23		361	323,005
Offshore Drilling Holding SA (Mexico),
Sr. Sec’d. Notes, 144A
8.625%	09/20/20		1,620	1,409,400
Oleoducto Central SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.000%	05/07/21		810	773,550

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Oro Negro Drilling Pte Ltd. (Mexico),
Sr. Sec’d. Notes
7.500%	01/24/19		300	$252,000
Pacific Rubiales Energy Corp. (Colombia),
Gtd. Notes, 144A
5.125%	03/28/23	(a)	3,140	2,472,750
5.375%	01/26/19	(a)	1,020	878,730
Gtd. Notes, RegS
5.375%	01/26/19	(a)	1,411	1,215,577
Sr. Unsec’d. Notes
7.250%	12/12/21		2,176	1,893,120
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.300%	05/20/23		1,090	1,040,950
Sr. Unsec’d. Notes, RegS
6.000%	05/03/42		2,412	2,354,715
Petrobras Global Finance BV (Brazil),
Gtd. Notes
2.603%(c)	03/17/17		1,800	1,661,580
3.115%(c)	03/17/20		800	722,400
3.250%	03/17/17		300	282,750
5.625%	05/20/43		680	554,370
7.250%	03/17/44		1,170	1,155,375
Petrobras International Finance Co. (Brazil),
Gtd. Notes
5.375%	01/27/21	(a)	294	272,412
6.750%	01/27/41	(a)	1,671	1,519,891
Petroleos de Venezuela SA (Venezuela),
Bonds, RegS
6.000%	05/16/24		1,290	483,750
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	(a)	3,886	4,070,235
4.875%	01/18/24		2,710	2,815,690
5.500%	06/27/44		1,247	1,271,940
6.375%	01/23/45		4,046	4,582,095
6.500%	06/02/41		5,789	6,642,877
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19		1,440	1,695,600
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, RegS
5.250%	08/12/19		851	942,660
Prospector Finance II Sarl (Luxembourg),
Sec’d. Notes
7.750%	06/19/19		825	827,064
Puma International Financing SA (Singapore),
Gtd. Notes, 144A
6.750%	02/01/21		1,750	1,695,750
Reliance Holdings USA, Inc. (India),
Gtd. Notes, RegS
5.400%	02/14/22		1,574	1,705,127
Rosneft Finance SA (Russia),
Gtd. Notes, RegS
7.875%	03/13/18		1,235	1,138,376
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes, RegS
4.375%	10/17/23		500	523,406

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24			3,210	$3,367,101
Transportadora de Gas del Peru SA (Peru),
Sr. Unsec’d. Notes, 144A
4.250%	04/30/28			1,800	1,737,000
Sr. Unsec’d. Notes, RegS
4.250%	04/30/28			320	308,800
Transportadora de Gas Internacional SA (Colombia),
Sr. Unsec’d. Notes, 144A
5.700%	03/20/22	(a)		1,634	1,715,537

					81,607,000

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.750%	01/11/22	(a)		876	900,326
Inversiones CMPC SA (Chile),
Gtd. Notes, 144A
4.500%	04/25/22			1,674	1,677,365
Unsec’d. Notes, 144A
4.375%	05/15/23			680	668,303
Klabin Finance SA (Brazil),
Gtd. Notes, 144A
5.250%	07/16/24			690	665,850
Verso Paper Holdings LLC/Verso Paper, Inc.,
Sec’d. Notes, 144A(u)
8.750%	02/01/19			1,775	985,125

					4,896,969

Pharmaceuticals
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.400%	05/15/44			350	380,706

Textiles, Apparel & Luxury Goods
American Achievement Corp.,
Sec’d. Notes, 144A
10.875%	04/15/16			130	124,475
Empire Today LLC/Empire Today Finance Corp.,
Sr. Sec’d. Notes, 144A
11.375%	02/01/17			375	277,500

					401,975

Thrifts & Mortgage Finance — 0.1%
Cie de Financement Foncier SA (France),
Covered Bonds, 144A
2.500%	09/16/15			900	909,119
Stadshypotek AB (Sweden),
Covered Bonds
3.000%	03/21/18		SEK	2,000	277,515
Covered Bonds, MTN
4.250%	10/10/17		AUD	900	757,294
Sveriges Sakerstallda Obligationer AB (Sweden),
Covered Bonds
4.000%	03/21/18		SEK	2,000	284,923
Swedbank Hypotek AB (Sweden),
Covered Bonds
3.750%	12/20/17		SEK	2,200	309,629

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Thrifts & Mortgage Finance (continued)
Washington Mutual Bank,
Sr. Unsec’d. Notes(d)(u)
1.260%	05/01/09			2,250	$618,750

					3,157,230

Tobacco
Altria Group, Inc.,
Gtd. Notes
10.200%	02/06/39			300	522,342
Reynolds American, Inc.,
Gtd. Notes
3.250%	11/01/22			150	146,106
6.150%	09/15/43			50	57,984

					726,432

Transportation Infrastructure
Aviation Capital Group Corp.,
Sr. Unsec’d. Notes, 144A
7.125%	10/15/20			900	1,035,946
Hellenic Railways Organization SA (Greece),
Gov’t. Gtd. Notes
4.028%	03/17/17		EUR	200	196,271
Songa Offshore SE (Norway),
Sr. Unsec’d. Notes
7.500%	12/11/18		NOK	2,500	295,183
8.400%	05/17/18		NOK	1,500	171,072

					1,698,472

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	03/30/20	(a)		230	253,630
Sr. Unsec’d. Notes
3.125%	07/16/22			1,245	1,228,367
ENTEL Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
4.875%	10/30/24			840	853,547
Interactive Network, Inc./FriendFinder Networks, Inc.,
Sr. Sec’d. Notes
14.000%	12/20/18			88	75,086
NII International Telecom SCA,
Gtd. Notes, 144A(d)
7.875%	08/15/19			275	196,625
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
8.375%	08/15/17			2,300	2,481,125
Turk Telekomunikasyon A/S (Turkey),
Sr. Unsec’d. Notes, 144A
3.750%	06/19/19	(a)		760	762,280
4.875%	06/19/24	(a)		1,130	1,135,939
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia),
Sr. Unsec’d. Notes, 144A
6.493%	02/02/16			707	673,418
VimpelCom Holdings BV (Russia),
Gtd. Notes, RegS
7.504%	03/01/22			2,980	2,413,800
WCP Wireless Site Funding LLC/WCP Wireless Site Re Funding LLC,
Sr. Sec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
6.829%	11/15/40			375	$384,990

					10,458,807

TOTAL CORPORATE BONDS (cost $313,890,168)					288,206,659

FOREIGN GOVERNMENT BONDS — 6.7%
Argentina Boden Bonds (Argentina), Bonds
7.000%	10/03/15	(a)		5,235	5,098,454
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.580%(c)	03/30/15		EUR	300	362,090
4.950%	02/11/20		EUR	100	134,114
Brazil Letras do Tesouro Nacional (Brazil),
Bills
10.960%(s)	07/01/15		BRL	19,200	6,814,230
12.758%(s)	01/01/17		BRL	8,700	2,566,546
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	08/15/50		BRL	2,689	2,462,423
10.000%	01/01/21		BRL	17,950	6,094,300
10.000%	01/01/25		BRL	20,000	6,582,575
Sr. Notes
10.000%	01/01/17		BRL	31,207	11,176,996
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.250%	01/07/25			300	300,000
Bundesrepublik Deutschland (Germany),
Bonds
2.500%	08/15/46		EUR	700	1,086,359
4.000%	01/04/37		EUR	400	739,594
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18		EUR	6,800	8,989,350
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, 144A
1.125%	01/30/17			1,400	1,404,988
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24			3,750	3,834,375
4.375%	07/12/21	(a)		1,488	1,573,560
5.625%	02/26/44	(a)		4,580	5,152,500
6.125%	01/18/41			2,673	3,200,917
Costa Rica Government International (Costa Rica),
Sr. Unsec’d. Notes, 144A
7.000%	04/04/44			1,280	1,254,400
Croatia Government International (Croatia),
Sr. Unsec’d. Notes, 144A
5.500%	04/04/23			2,250	2,331,000
6.625%	07/14/20			770	843,627
Sr. Unsec’d. Notes, RegS
5.500%	04/04/23			1,890	1,958,040
Deutsche Bundesrepublik Inflationary Linked Bonds (Germany),
Bonds, TIPS
0.100%	04/15/23		EUR	300	392,964
El Salvador Government International Bond (El Salvador),
Unsec’d. Notes, 144A
6.375%	01/18/27			770	771,925

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes, MTN
1.250%	07/31/18		EUR	5,900	$7,434,545
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	08/10/23		AUD	700	429,688
France Government Bond OAT (France),
Bonds
1.000%	05/25/18		EUR	20,100	25,134,814
1.750%	05/25/23		EUR	500	662,488
1.750%	11/25/24		EUR	1,800	2,368,897
3.250%	05/25/45		EUR	1,700	2,695,619
4.000%	10/25/38		EUR	800	1,388,641
4.500%	04/25/41		EUR	3,500	6,633,847
Bonds, TIPS
0.100%	07/25/21		EUR	600	755,533
0.250%	07/25/18		EUR	700	897,596
Gabonese Republic (Gabon),
Bonds, 144A
6.375%	12/12/24			1,340	1,273,000
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes, RegS
7.500%	03/15/24			560	583,800
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
4.000%	03/25/19			980	1,006,950
5.750%	11/22/23			6,636	7,349,370
Indonesia Government International (Indonesia),
Sr. Unsec’d. Notes, 144A
5.875%	01/15/24	(a)		5,536	6,255,680
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS
1.700%	09/15/18		EUR	500	635,275
2.100%	09/15/17		EUR	100	146,260
2.100%	09/15/21		EUR	1,200	1,701,485
3.100%	09/15/26		EUR	100	153,182
3.750%	09/01/24		EUR	9,900	13,978,789
4.500%	03/01/24		EUR	5,700	8,487,683
4.750%	09/01/44		EUR	4,270	6,691,893
5.000%	09/01/40		EUR	4,440	7,093,759
5.500%	11/01/22		EUR	100	155,603
Sr. Unsec’d. Notes
4.750%	08/01/23		EUR	15,100	22,702,714
Sr. Unsec’d. Notes, TIPS
2.250%	04/22/17		EUR	200	249,388
2.550%	10/22/16		EUR	100	124,684
4.750%	09/01/28		EUR	1,100	1,681,846
Unsec’d. Notes, TIPS
2.350%	09/15/24		EUR	2,300	3,112,007
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A
5.375%	07/23/24			1,900	1,814,880
Junta de Castilla y Leon (Spain),
Sr. Unsec’d. Notes
6.505%	03/01/19		EUR	1,200	1,765,916
Kenya Government International (Kenya),
Notes, 144A
5.875%	06/24/19			1,030	1,042,875
6.875%	06/24/24			940	984,650

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Kommunalbanken A/S (Norway),
Sr. Unsec’d. Notes, MTN
6.500%	04/12/21		AUD	500	$483,587
Lithuania Government International (Lithuania),
Sr. Unsec’d. Notes, 144A
6.125%	03/09/21			3,330	3,873,223
Mexican Bonos (Mexico),
Bonds
6.500%	06/09/22		MXN	234,173	16,641,537
7.500%	06/03/27		MXN	42,000	3,176,793
7.750%	05/29/31		MXN	68,240	5,253,316
7.750%	11/13/42		MXN	32,601	2,543,848
8.000%	12/07/23		MXN	16,900	1,316,458
8.500%	11/18/38		MXN	32,916	2,758,610
10.000%	12/05/24		MXN	15,500	1,376,044
Sr. Unsec’d. Notes
7.750%	11/23/34		MXN	7,000	542,971
Mexican Bonos de Proteccion al Ahorro (Mexico),
Bonds
3.000%(c)	01/04/18		MXN	16,400	1,142,602
Mexican Udibonos (Mexico),
Bonds, TIPS
4.000%	11/15/40		MXN	3,000	1,203,066
4.000%	11/08/46		MXN	500	203,493
4.500%	11/22/35		MXN	710	303,817
New South Wales Treasury Corp. (Australia),
Gov’t. Gtd. Notes
2.750%	11/20/25		AUD	600	711,130
3.750%	11/20/20		AUD	100	110,247
4.000%	05/20/26	(g)	AUD	800	698,556
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25		NZD	3,900	3,126,766
3.000%	09/20/30	(g)	NZD	300	263,611
6.000%	12/15/17		NZD	1,200	999,861
Nigeria Government International (Nigeria),
Sr. Unsec’d. Notes, 144A
6.375%	07/12/23			600	589,500
Sr. Unsec’d. Notes, RegS
5.125%	07/12/18			200	198,000
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, 144A
7.250%	04/15/19	(a)		1,570	1,592,765
Sr. Unsec’d. Notes, RegS
6.875%	06/01/17			200	202,500
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
5.000%	01/13/37			2,510	2,936,700
6.375%	10/23/34			990	1,326,600
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.700%	12/18/22		CAD	300	266,922
Province of Ontario (Canada),
Debs.
6.200%	06/02/31		CAD	100	120,318
Sr. Unsec’d. Notes
2.450%	06/29/22			300	298,653
Unsec’d. Notes
3.150%	06/02/22		CAD	1,500	1,364,977
3.450%	06/02/45		CAD	700	622,511

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
3.500%	06/02/24		CAD	2,400	$2,219,101
Province of Ontario Canada (Canada),
Unsec’d. Notes
3.450%	06/02/45		CAD	1,000	889,241
Province of Quebec (Canada),
Bonds
5.000%	12/01/41		CAD	200	221,964
Debs.
6.000%	10/01/29		CAD	300	347,345
Notes
4.250%	12/01/21		CAD	600	583,014
Unsec’d. Notes
3.000%	09/01/23		CAD	700	624,342
3.500%	12/01/22		CAD	900	835,370
5.000%	12/01/38		CAD	300	328,273
Queensland Treasury Corp. (Australia),
Gov’t. Gtd. Notes
4.250%	07/21/23		AUD	800	713,108
Republic of Angola Via Northern Lights III BV (Angola),
Sr. Unsec’d. Notes, RegS
7.000%	08/16/19			470	467,650
Republic of Ecuador (Ecuador),
Sr. Unsec’d. Notes, 144A
7.950%	06/20/24			995	850,725
Republic of Ghana (Ghana),
Unsec’d. Notes, 144A
8.125%	01/18/26	(a)		970	897,250
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes, RegS
3.750%	04/25/22			4,360	4,294,600
5.250%	01/17/42			10,634	10,727,047
Republic of Italy (Italy),
Sr. Unsec’d. Notes, MTN
6.000%	08/04/28		GBP	1,500	2,863,677
Republic of Paraguay (Paraguay),
Notes, 144A
6.100%	08/11/44	(a)		2,020	2,151,300
Sr. Unsec’d. Notes, RegS
4.625%	01/25/23			200	203,000
Republic of Peru (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50	(a)		2,832	3,334,680
6.550%	03/14/37	(a)		7,590	9,848,025
7.125%	03/30/19			2	2,365
Republic of Poland (Poland),
Bonds
4.000%	10/25/23		PLN	13,680	4,351,032
Sr. Unsec’d. Notes
5.000%	03/23/22			7,033	7,878,367
Republic of South Africa (South Africa),
Bonds
7.750%	02/28/23		ZAR	15,410	1,325,491
10.500%	12/21/26		ZAR	4,430	460,515
Sr. Unsec’d. Notes
5.875%	09/16/25			1,810	2,038,513
Republic of Turkey (Turkey),
Sr. Unsec’d. Notes
3.250%	03/23/23	(a)		3,740	3,548,325
4.875%	04/16/43			1,590	1,583,767
5.625%	03/30/21			450	494,438

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
5.750%	03/22/24			2,460	$2,749,050
6.250%	09/26/22			5,093	5,812,386
6.750%	05/30/40			5,079	6,272,565
7.500%	07/14/17			5,207	5,812,314
Romanian Government International (Romania),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/24			690	752,100
Russian Federal Bond (Russia), Bonds
8.150%	02/03/27		RUB	342,380	3,987,388
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, 144A
4.875%	09/16/23	(a)		1,600	1,425,600
5.625%	04/04/42			2,600	2,169,362
Sr. Unsec’d. Notes, RegS
7.500%	03/31/30			11,318	11,737,181
Slovenia Government International (Slovenia),
Sr. Unsec’d. Notes
4.375%	01/18/21		EUR	400	557,515
Sr. Unsec’d. Notes, 144A
4.125%	02/18/19			700	733,264
4.700%	11/01/16		EUR	1,600	2,071,319
5.250%	02/18/24			1,500	1,648,125
Sr. Unsec’d. Notes, RegS
4.125%	02/18/19			2,600	2,723,552
4.750%	05/10/18			1,300	1,391,000
Spain Government (Spain), Bonds
3.800%	04/30/24		EUR	16,000	23,162,740
5.150%	10/31/44		EUR	2,700	4,671,656
5.400%	01/31/23		EUR	9,900	15,666,465
Sr. Unsec’d. Notes
4.400%	10/31/23		EUR	2,200	3,293,198
Sri Lanka Government International (Sri Lanka),
Sr. Unsec’d. Notes, 144A
6.000%	01/14/19			4,060	4,222,400
Sweden Government Bond (Sweden), Bonds
4.250%	03/12/19		SEK	5,700	856,570
Ukraine Government International (Ukraine),
Sr. Unsec’d. Notes, 144A
6.250%	06/17/16			1,700	1,102,450
Sr. Unsec’d. Notes, RegS
6.750%	11/14/17			1,437	889,216
7.750%	09/23/20			582	349,200
7.800%	11/28/22			1,837	1,120,570
United Kingdom Gilt (United Kingdom), Bonds
2.750%	09/07/24		GBP	400	678,298
4.250%	06/07/32		GBP	300	603,554
4.250%	03/07/36		GBP	2,300	4,695,237
4.250%	12/07/40		GBP	1,300	2,717,673
4.750%	12/07/30		GBP	400	841,827
4.750%	12/07/38		GBP	200	444,133
Unsec’d. Notes
3.250%	01/22/44		GBP	6,000	10,788,628
3.500%	01/22/45		GBP	600	1,128,210
4.500%	09/07/34		GBP	500	1,045,642

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
United Mexican States (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25			200	$199,300
5.550%	01/21/45	(a)		2,100	2,441,250
6.050%	01/11/40			3,000	3,669,000
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44			1,308	1,363,590
Venezuela Government International (Venezuela),
Sr. Unsec’d. Notes
9.250%	09/15/27	(a)		8,279	3,820,759
Sr. Unsec’d. Notes, RegS
7.750%	10/13/19			26,078	11,578,632
8.250%	10/13/24			50	21,750
Vietnam Government International (Vietnam),
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24	(a)		520	534,300
Sr. Unsec’d. Notes, RegS
6.750%	01/29/20			250	280,637
Xunta de Galicia (Spain),
Sr. Unsec’d. Notes
5.763%	04/03/17		EUR	1,100	1,475,811

TOTAL FOREIGN GOVERNMENT BONDS
(cost $526,043,193)					486,355,608

MUNICIPAL BONDS
Alabama
County of Jefferson AL Sewer Revenue,
Revenue Bonds
6.500%	10/01/53			270	309,255

California
City of Riverside CA Electric Revenue,
Revenue Bonds, BABs
7.455%	10/01/30			600	789,228
Inland Valley Development Agency,
Revenue Bonds
5.500%	03/01/33			120	128,014

					917,242

Georgia
Municipal Electric Authority of Georgia,
Revenue Bonds
6.655%	04/01/57			700	919,828

Illinois
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Unlimited
5.000%	12/01/44			380	435,632

Michigan
Michigan Finance Authority,
Revenue Bonds
5.000%	07/01/27			290	332,473

TOTAL MUNICIPAL BONDS
(cost $2,669,907)					2,914,430

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
American Home Mortgage Assets LLC,
Series 2006-1, Class 2A1
0.345%(c)	05/25/46			154	110,910

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust,
Series 2005-7, Class 4A3
5.750%	11/25/35		352	$367,078
Series 2006-I, Class 4A1
2.921%(c)	10/20/46		154	116,105
Banc of America Mortgage Trust,
Series 2005-D, Class 2A7
3.569%(c)	05/25/35		392	361,235
Series 2005-H, Class 2A5
2.698%(c)	09/25/35		193	177,408
Bancaja 6 Fondo de Titulizacion de Activos (Spain),
Series 6, Class A2
0.331%(c)	02/20/36	EUR	137	162,174
BCAP LLC Trust,
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37		307	319,325
Series 2011-RR5, Class 12A1, 144A
5.413%(c)	03/26/37		163	160,075
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
2.488%(c)	10/25/33		65	65,392
Series 2005-1, Class 2A1
2.659%(c)	03/25/35		38	37,164
Series 2005-10, Class A2
2.664%(c)	10/25/35		45	44,487
Berica ABS Srl (Italy),
Series 2011-1, Class A1
0.379%(c)	12/31/55	EUR	421	505,912
Berica Residential MBS Srl (Italy),
Series 8, Class A
0.383%(c)	03/31/48	EUR	849	1,007,772
Citicorp Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.000%	04/25/37		18	17,521
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-10, Class 22AA
2.709%(c)	09/25/37		193	171,963
Claris ABS (Italy),
Series 2011-1, Class A
0.538%(c)	10/31/60	EUR	1,254	1,503,966
Countrywide Alternative Loan Trust,
Series 2006-OA9, Class 2A1A
0.375%(c)	07/20/46		162	111,738
Series 2007-OA4, Class A1
0.340%(c)	05/25/47		456	380,368
Series 2007-OA6, Class A1B
0.370%(c)	06/25/37		312	257,326
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
2.268%(c)	01/19/34		37	35,267
Series 2004-12, Class 12A1
2.465%(c)	08/25/34		115	99,204
Darrowby No. 2 PLC (United Kingdom),
Series 2012-1, Class A
2.263%(c)	02/20/44	GBP	769	1,219,717
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3A
0.242%(c)	12/10/44	EUR	322	376,025

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-4X, Class A3C
0.719%(c)	12/10/44	GBP	774	$1,158,985
Fannie Mae Connecticut Avenue Securities,
Series 2014-C03, Class 1M2
3.155%(c)	07/25/24		1,160	1,047,888
Fannie Mae REMICS,
Series 2010-123, Class FK
0.602%(c)	11/25/40		609	615,658
Series 2011-3, Class FA
0.832%(c)	02/25/41		215	217,895
FDIC Guaranteed Notes Trust,
Series 2010-S2, Class 1A, 144A
0.655%(c)	11/29/37		536	534,234
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.511%(c)	11/15/31		172	160,198
Fosse Master Issuer PLC (United Kingdom),
Series 2012-1A, Class 2B2, 144A
2.658%(c)	10/18/54	GBP	900	1,418,070
Freddie Mac REMICS,
Series 3172, Class FK
0.611%(c)	08/15/33		196	196,681
Series 3397, Class FC
0.761%(c)	12/15/37		144	145,412
Freddie Mac Strips,
Series 278, Class F1
0.611%(c)	09/15/42		526	529,697
Giovecca Mortgages Srl (Italy),
Series 2011-1, Class A
0.682%(c)	04/23/48	EUR	446	538,192
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
2.006%(c)	04/24/47	GBP	500	784,944
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.465%(c)	03/20/37		334	334,343
Granite Mortgages PLC (United Kingdom),
Series 2003-3, Class 3A
0.936%(c)	01/20/44	GBP	337	522,510
Series 2004-3, Class 3A2
0.940%(c)	09/20/44	GBP	355	551,771
0.946%(c)	09/20/44	GBP	24	36,785
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.911%(c)	03/25/33		64	62,571
Series 2005-AR1, Class 1A1
2.813%(c)	01/25/35		24	24,077
Series 2005-AR3, Class 6A1
2.609%(c)	05/25/35		223	206,230
Harborview Mortgage Loan Trust,
Series 2005-13, Class 2A11
0.444%(c)	02/19/36		246	184,213
Impac CMB Trust,
Series 2004-11, Class 2A1
0.830%(c)	03/25/35		206	188,027
IndyMac IMSC Mortgage Loan Trust,
Series 2007-HOA1, Class A22
0.350%(c)	07/25/47		1,544	1,027,223

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-HOA1, Class A24
0.480%(c)	07/25/47		1,572	$1,060,267
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
2.749%(c)	11/25/35		66	58,848
Indymac Index Mortgage Loan Trust,
Series 2006-AR12, Class A1
0.360%(c)	09/25/46		180	153,708
Jefferies Resecuritization Trust,
Series 2009-R2, Class 5A, 144A
3.271%(c)	01/26/36		1,096	1,009,515
JPMorgan Mortgage Trust,
Series 2005-A6, Class 2A1
2.550%(c)	08/25/35		57	55,870
Series 2007-A1, Class 1A1
2.552%(c)	07/25/35		62	62,381
Leek Finance Number Eighteen PLC (United Kingdom),
Series 18A, Class A2D, 144A
0.507%(c)	09/21/38		1,423	1,469,159
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.213%(c)	12/15/49	GBP	460	700,002
Maxis Loans Securitisation (Australia),
Series 2009-1, Class A1
4.385%(c)	09/12/39	AUD	56	46,697
Mellon Residential Funding Corp.,
Series 1999-TBC3, Class A2
2.610%(c)	10/20/29		19	18,705
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.220%(c)	02/25/33		91	87,411
Series 2005-A10, Class A
0.362%(c)	02/25/36		96	87,835
Morgan Stanley Mortgage Loan Trust,
Series 2005-4, Class 5A3
5.500%	08/25/35		31	30,871
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.606%(c)	10/07/20		190	190,830
Series 2010-R2, Class 2A
0.627%(c)	11/05/20		1,912	1,924,046
Series 2010-R3, Class 1A
0.716%(c)	12/08/20		137	138,516
Series 2010-R3, Class 2A
0.717%(c)	12/08/20		1,232	1,243,770
Series 2011-R1, Class 1A
0.607%(c)	01/08/20		409	411,035
Newgate Funding PLC (United Kingdom),
Series 2007-1X, Class A3
0.720%(c)	12/01/50	GBP	1,100	1,566,317
Series 2007-3X, Class A3
1.563%(c)	12/15/50	GBP	1,058	1,599,402
Series 2007-3X, Class BA
1.757%(c)	12/15/50	GBP	288	426,047
Puma Finance Pty Ltd. (Australia),
Series 2014-1, Class A
3.535%	05/13/45	AUD	484	396,090

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Residential Asset Securitization Trust,
Series 2005-A15, Class 2A11, IO
5.381%(c)	02/25/36		2,693	$514,638
Residential Funding Mortgage Securities I,
Series 2003-S9, Class A1
6.500%	03/25/32		12	12,277
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B
0.723%(c)	12/15/43	GBP	331	478,325
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS3X, Class A2A
0.713%(c)	06/12/44	GBP	1,036	1,516,613
RMAC Securities PLC (United Kingdom),
Series 2006-NS2X, Class A2C
0.233%(c)	06/12/44	EUR	812	919,868
Sequoia Mortgage Trust,
Series 2003-4, Class 2A1
0.505%(c)	07/20/33		154	144,733
Series 2007-3, Class 1A1
0.365%(c)	07/20/36		106	98,906
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 5A
2.586%(c)	12/25/34		93	90,489
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A2
0.414%(c)	07/19/35		402	384,658
Series 2006-AR6, Class 2A1
0.360%(c)	07/25/46		244	195,338
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
4.013%(c)	11/07/40	AUD	91	74,122
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
2.020%(c)	10/25/43		84	81,361
Series 2007-3, Class 2A1
1.420%(c)	06/25/47		77	68,257
Series 2007-3, Class 3A1
5.750%(c)	06/25/47		131	117,554
Series 2007-3, Class 4A1
5.750%(c)	06/25/47		136	132,933
Uropa Securities PLC (United Kingdom),
Series 2007-1, Class A2B
0.230%(c)	10/10/40	EUR	556	660,924
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR5, Class A7
2.443%(c)	06/25/33		62	62,513
Series 2005-AR10, Class 3A1
5.199%(c)	08/25/35		7	6,548
Series 2005-AR14, Class 2A1
2.374%(c)	12/25/35		209	191,678
Series 2006-AR7, Class 3A
2.163%(c)	07/25/46		338	304,023
Series 2006-AR14, Class 1A4
1.956%(c)	11/25/36		407	357,446
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR2, Class 1A1
2.615%(c)	03/25/35		311	316,275
Series 2006-AR6, Class 3A1

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.578%(c)	03/25/36		266		$257,393

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $36,982,827)					37,817,930

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
Federal National Mortgage Assoc.
2.392%(c)	09/01/19		—	(r)	176
2.442%(s)	10/09/19		2,120		1,906,026
3.000%	TBA		1,000		1,009,043
3.500%	TBA		5,000		5,274,120
3.500%	TBA		18,000		19,015,312
Small Business Administration Participation Certificates
5.600%	09/01/28		373		414,185

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $27,542,274)					27,618,862

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bonds
3.125%	08/15/44		1,000		1,076,562
3.375%	05/15/44	(h)	200		225,156
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/16	(k)	16,300		17,481,459
0.125%	04/15/17-07/15/24		40,500		40,585,642
0.125%	01/15/23	(h)(k)	8,100		8,057,263
0.375%	07/15/23	(h)(k)	13,400		13,517,673
0.500%	04/15/15		3,600		3,893,056
0.625%	07/15/21-02/15/43		9,050		9,395,871
0.750%	02/15/42		150		153,159
1.125%	01/15/21	(h)	100		112,763
1.250%	07/15/20	(h)(k)	15,500		17,712,305
1.375%	01/15/20-02/15/44		11,600		13,373,388
1.750%	01/15/28		4,400		5,645,981
1.875%	07/15/15	(k)	100		122,458
2.000%	01/15/16-01/15/26		2,100		2,627,940
2.125%	02/15/41		100		141,569
2.375%	01/15/25		12,300		18,191,570
2.375%	01/15/27	(h)	7,300		10,287,018
2.500%	01/15/29		7,400		10,155,411
2.625%	07/15/17		4,600		5,649,790
3.625%	04/15/28		5,100		10,291,026
3.875%	04/15/29		4,200		8,682,770
U.S. Treasury Notes
0.108%(c)	10/31/16		9,200		9,194,324
U.S. Treasury Strips Principal
3.394%(s)	11/15/43		15,150		6,663,697
3.401%(s)	02/15/44		5,100		2,223,677

TOTAL U.S. TREASURY OBLIGATIONS (cost $215,659,652)					215,461,528

TOTAL LONG-TERM INVESTMENTS (cost $5,295,664,449)					6,172,545,137

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS — 20.1%		Shares		Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 15.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,136,970,423; includes $203,522,449 of cash collateral received for securities on loan)(b)(v)(w)(Note 4)			1,136,970,423	$ 1,136,970,423

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 3.5%
U.S. Treasury Bills
0.015%	02/19/15(k)		17,200	17,199,720
0.020%	01/08/15(h)		318	317,999
0.030%	03/26/15(k)		15,900	15,899,364
0.032%	03/19/15(k)		600	599,976
0.033%	03/19/15(k)		300	299,987
0.044%	05/28/15(k)		125	124,967
0.045%	02/26/15(h)		149	148,999
0.045%	03/19/15(k)		19,300	19,299,189
0.045%	03/19/15(k)		300	299,987
0.046%	02/26/15(h)		524	523,998
0.050%	04/23/15		3,000	2,999,652
0.055%	01/08/15(h)		72,000	71,999,817
0.068%	05/28/15(k)		95,300	95,274,841
0.075%	06/04/15(k)		32,332	32,322,397
0.080%	06/18/15(k)		200	199,921
0.101%	06/18/15(k)		150	149,941

TOTAL U.S. TREASURY OBLIGATIONS (cost $257,657,533)				257,660,755

REPURCHASE AGREEMENT(m) — 0.2%
Barclays Capital, Inc.,
0.100%, dated 12/29/14, due 01/05/15 in the amount of $16,510,275 (cost $16,510,000)			16,510	16,510,000

FOREIGN TREASURY OBLIGATIONS(n) — 0.4%
Brazil Letras do Tesouro Nacional
11.620%	10/01/15	BRL	27,600	9,482,524
Hellenic Republic
1.696%	01/16/15	EUR	200	241,814
1.998%	04/14/15	EUR	1,100	1,321,489
Mexico Cetes
2.970%	05/14/15	MXN	315,000	2,111,479
3.100%	02/12/15	MXN	610,000	4,121,270
3.160%	05/28/15	MXN	977,000	6,540,991
3.640%	02/05/15	MXN	990,000	6,692,108

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $32,908,135)				30,511,675

CERTIFICATES OF DEPOSIT(n) — 0.1%
China Construction Bank Corp. (China)
1.700%	04/16/15		2,000	2,005,762

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CERTIFICATES OF DEPOSIT(n) (continued)
Itau Unibanco (Brazil)
1.151%	06/04/15		700	$699,910

TOTAL CERTIFICATES OF DEPOSIT (cost $2,698,970)				2,705,672

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 0.2%
Federal Home Loan Bank
0.040%	01/07/15		7,800	7,799,948
0.060%	02/25/15		200	199,982
0.078%	01/23/15		300	299,986
0.087%	02/06/15		200	199,988
0.110%	02/04/15		100	99,990
Federal Home Loan Mortgage Corp.
0.070%	04/09/15		100	99,977
Federal National Mortgage Assoc.
0.095%	01/28/15		1,800	1,799,949

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $10,499,742)				10,499,820

COMMERCIAL PAPER(n)
Greensill Capital SCF(original cost $972,506; purchased 09/03/14)(f) (cost $990,369)
5.750%	03/04/15		1,000	990,369

		Counterparty	Notional Amount (000)#
OPTIONS PURCHASED* — 0.2%
Call Options
2 Year Euro-dollar Mid-Curve Options Futures,
expiring 03/13/15, Strike Price $98.25			113	8,156
10 Year Euro-Bund,
expiring 02/20/15, Strike Price $163.50			EUR 39	472
expiring 02/20/15, Strike Price $165.00			EUR 136	1,646
10 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $126.50			14	10,719
expiring 01/23/15, Strike Price $134.50			76	1,188
expiring 01/23/15, Strike Price $139.50			165	2,578
expiring 02/20/15, Strike Price $127.50			456	292,125
expiring 02/20/15, Strike Price $142.50			249	3,891
expiring 02/20/15, Strike Price $148.00			815	12,734
20 Year U.S. Treasury Bonds Futures,
expiring 01/23/15, Strike Price $145.00			3	2,766
expiring 02/20/15, Strike Price $174.00			372	5,813

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

OPTIONS PURCHASED* (continued)	Counterparty	Notional Amount (000)#		Value (Note 2)
Call Options (continued)
CDX.NA.IG.23,
expiring 01/22/15, Strike Price $60.00	BNP Paribas		1,526,000	$—
Euro Futures,
expiring 01/09/15, Strike Price $1.30			1,875	94
Japanese Yen Futures,
expiring 02/06/15, Strike Price $0.0085			89	57,688

				399,870

Put Options — 0.2%
5 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $113.75			36	281
expiring 01/23/15, Strike Price $115.25			29	227
expiring 02/20/15, Strike Price $111.00			118	922
expiring 02/20/15, Strike Price $111.25			34	266
expiring 02/20/15, Strike Price $111.50			361	2,820
expiring 02/20/15, Strike Price $113.25			21	492
10 Year Euro-Bund,
expiring 02/20/15, Strike Price $154.50		EUR	7,000	2,033
10 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $123.00			456	7,125
expiring 01/23/15, Strike Price $125.00			20	1,875
expiring 01/23/15, Strike Price $127.00			137	98,469
20 Year U.S. Treasury Bonds Futures,
expiring 01/23/15, Strike Price $144.00			46	40,250
British Pound Futures,
expiring 03/06/15, Strike Price $1.53			171	171,250
Burger King Worldwide, Inc.,
expiring 01/17/15, Strike Price $40.00			8	12,640
CDX.NA.IG.23,
expiring 01/22/15, Strike Price $102.50	Credit Suisse First Boston Corp.		369	6,443
Currency Option USD vs MXN,
expiring 01/06/15, @ FX Rate 13.86	Bank of America		71	141
expiring 02/20/15, @ FX Rate 13.37	Barclays Capital Group		29	3,796
expiring 03/02/15, @ FX Rate 13.76	Deutsche Bank AG		71	9,933
expiring 03/12/15, @ FX Rate 14.36	Barclays Capital Group		7	4,172
expiring 03/20/15, @ FX Rate 14.17	Barclays Capital Group		24	10,233

OPTIONS PURCHASED* (continued)	Counterparty	Notional Amount (000)#		Value (Note 2)
Put Options (continued)
DAX Index,
expiring 01/16/15, Strike Price $8,800.00		EUR	3	$68,383
expiring 03/20/15, Strike Price $9,150.00		EUR	5	1,092,804
Euro STOXX 50 Index,
expiring 03/20/15, Strike Price $2,925.00		EUR	9	711,477
expiring 03/20/15, Strike Price $2,950.00		EUR	7	620,953
Interest Rate Swap Options,
Pay a fixed rate of 2.43% and receive a floating rate based on 3 Month LIBOR, expiring 03/18/15	Goldman Sachs & Co.		6,800	17,979
Pay a fixed rate of 3.05% and receive a floating rate based on 3 Month LIBOR, expiring 03/20/15 AG	Deutsche Bank		4,100	23,629
Pay a fixed rate of 3.45% and receive a floating rate based on 3 Month LIBOR, expiring 09/21/15	Bank of America		2,000	19,223
Pay a fixed rate of 3.45% and receive a floating rate based on 3 Month LIBOR, expiring 09/21/15 Markets	Citigroup Global		1,200	11,534
Pay a fixed rate of 2.68% and receive a floating rate based on 3 Month LIBOR, expiring 12/11/17	Morgan Stanley		1,000	122,997
Japanese Yen Futures,
expiring 02/06/15, Strike Price $0.0084			9	13,300
expiring 03/06/15, Strike Price $0.0081			60	42,000
S&P 500 Index,
expiring 01/17/15, Strike Price $1,740.00			46	29,640
expiring 01/17/15, Strike Price $1,810.00			9	11,830
expiring 01/17/15, Strike Price $1,840.00			69	174,675
expiring 01/17/15, Strike Price $1,860.00			14	39,730
expiring 01/17/15, Strike Price $1,910.00			64	261,990
expiring 01/17/15, Strike Price $1,920.00			59	276,210
expiring 01/17/15, Strike Price $1,960.00			69	513,750
expiring 01/17/15, Strike Price $1,970.00			46	377,568
expiring 02/20/15, Strike Price $1,850.00			46	481,080
expiring 02/20/15, Strike Price $1,860.00			46	524,400
expiring 02/20/15, Strike Price $1,900.00			46	665,760

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
expiring 02/20/15, Strike Price $1,930.00	23	$428,640
expiring 03/20/15, Strike Price $1,950.00	37	1,196,820
expiring 03/20/15, Strike Price $1,980.00	73	2,083,350

		10,183,090

TOTAL OPTIONS PURCHASED (cost $10,083,289)		10,582,960

TOTAL SHORT-TERM INVESTMENTS (cost $1,468,318,461)		1,466,431,674

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN —104.4% (cost $6,763,982,910)		7,638,976,811

SECURITIES SOLD SHORT(q) — (2.9)%

COMMON STOCKS — (2.5)%	Shares
Aerospace & Defense — (0.1)%
AAR Corp.	4,300	(119,454)
Aerovironment, Inc.*	4,900	(133,525)
Astronics Corp.*	3,000	(165,930)
Boeing Co. (The)	7,739	(1,005,915)
DigitalGlobe, Inc.*	24,400	(755,668)
KLX, Inc.*	1	(41)
Kratos Defense & Security Solutions, Inc.*	13,300	(66,766)
Lockheed Martin Corp.	8,095	(1,558,854)
Raytheon Co.	6,406	(692,937)
TransDigm Group, Inc.	2,200	(431,970)

		(4,931,060)

Air Freight & Logistics
Bollore SA (France)	6,100	(27,780)
C.H. Robinson Worldwide, Inc.	880	(65,903)
United Parcel Service, Inc. (Class B Stock)	5,944	(660,794)
UTi Worldwide, Inc.*	28,500	(343,995)
XPO Logistics, Inc.*	13,000	(531,440)

		(1,629,912)

Airlines
American Airlines Group, Inc.	11,100	(595,293)
Delta Air Lines, Inc.	1,500	(73,785)
JetBlue Airways Corp.*	70,529	(1,118,590)

		(1,787,668)

Auto Components
Autoliv, Inc. (Sweden)	980	(103,998)
BorgWarner, Inc.	8,030	(441,248)
Dorman Products, Inc.*	5,700	(275,139)
Gentherm, Inc.*	1,100	(40,282)

		(860,667)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles — (0.1)%
Ford Motor Co.	30,023	$(465,357)
General Motors Co.	21,400	(747,074)
Tesla Motors, Inc.*	6,333	(1,408,523)

		(2,620,954)

Banks — (0.1)%
Associated Banc-Corp.	14,700	(273,861)
BancorpSouth, Inc.	14,860	(334,499)
Bank of Hawaii Corp.	9,201	(545,711)
Bank of the Ozarks, Inc.	549	(20,818)
BB&T Corp.	7,719	(300,192)
Boston Private Financial Holdings, Inc.	9,942	(133,919)
Citizens Financial Group, Inc.	5,530	(137,476)
Commerce Bancshares, Inc.	2,310	(100,462)
Cullen/Frost Bankers, Inc.	4,164	(294,145)
CVB Financial Corp.	9,600	(153,792)
First Horizon National Corp.	26,960	(366,117)
FirstMerit Corp.	4,900	(92,561)
Glacier Bancorp, Inc.	5,700	(158,289)
Hancock Holding Co.	4,840	(148,588)
M&T Bank Corp.	6,470	(812,761)
PacWest Bancorp	5,400	(245,484)
Pinnacle Financial Partners, Inc.	900	(35,586)
Popular, Inc. (Puerto Rico)*	5,070	(172,634)
Renasant Corp.	116	(3,356)
Signature Bank*	2,540	(319,938)
Sterling Bancorp	1,286	(18,493)
Synovus Financial Corp.	13,260	(359,213)
Texas Capital Bancshares, Inc.*	5,500	(298,815)
UMB Financial Corp.	10,361	(589,437)
Umpqua Holdings Corp.	5,300	(90,153)
United Bankshares, Inc.	5,000	(187,250)
Valley National Bancorp	43,039	(417,909)
Webster Financial Corp.	2,300	(74,819)
Westamerica Bancorporation	4,600	(225,492)

		(6,911,770)

Beverages
Boston Beer Co., Inc. (The) (Class A Stock)*	270	(78,176)
Brown-Forman Corp. (Class B Stock)	4,285	(376,394)

		(454,570)

Biotechnology — (0.1)%
ACADIA Pharmaceuticals, Inc.*	17,900	(568,325)
Achillion Pharmaceuticals, Inc.*	6,000	(73,500)
Agios Pharmaceuticals, Inc.*	3,500	(392,140)
Amgen, Inc.	4,607	(733,849)
Array BioPharma, Inc.*	41,400	(195,822)
Celldex Therapeutics, Inc.*	17,900	(326,675)
Cepheid, Inc.*	9,000	(487,260)
Halozyme Therapeutics, Inc.*	43,300	(417,845)
Ironwood Pharmaceuticals, Inc.*	23,100	(353,892)
KYTHERA Biopharmaceuticals, Inc.*	7,700	(267,036)
Momenta Pharmaceuticals, Inc.*	11,000	(132,440)
Receptos, Inc.*	4,900	(600,299)
Seattle Genetics, Inc.*	7,200	(231,336)

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Spectrum Pharmaceuticals, Inc.*	12,100	$(83,853)
TESARO, Inc.*	2,600	(96,694)
Vertex Pharmaceuticals, Inc.*	4,300	(510,840)

		(5,471,806)

Building Products
Apogee Enterprises, Inc.	3,800	(161,006)
Armstrong World Industries, Inc.*	10,000	(511,200)
Ply Gem Holdings, Inc.*	8,000	(111,840)
Trex Co., Inc.*	10,800	(459,864)

		(1,243,910)

Capital Markets — (0.1)%
Ameriprise Financial, Inc.	710	(93,898)
Artisan Partners Asset Management, Inc. (Class A Stock)	3,600	(181,908)
Federated Investors, Inc. (Class B Stock)	21,330	(702,397)
Financial Engines, Inc.	3,400	(124,270)
Franklin Resources, Inc.	8,151	(451,321)
FXCM, Inc. (Class A Stock)	16,700	(276,719)
Northern Trust Corp.	1,539	(103,729)
NorthStar Asset Management Group, Inc. (The)	25,300	(571,021)
Penson Worldwide, Inc.*(g)	32,656	—
T. Rowe Price Group, Inc.	5,775	(495,842)

		(3,001,105)

Chemicals — (0.1)%
Air Products & Chemicals, Inc.	810	(116,826)
Airgas, Inc.	3,560	(410,041)
American Vanguard Corp.	8,900	(103,418)
Ashland, Inc.	1,300	(155,688)
Balchem Corp.	3,000	(199,920)
Cabot Corp.	4,250	(186,405)
Chemtura Corp.*	1,300	(32,149)
E.I. du Pont de Nemours & Co.	7,500	(554,550)
Eastman Chemical Co.	3,110	(235,925)
Ecolab, Inc.	5,190	(542,459)
HB Fuller Co.	6,100	(271,633)
LyondellBasell Industries NV (Class A Stock)	3,040	(241,346)
Minerals Technologies, Inc.	1,000	(69,450)
Monsanto Co.	5,700	(680,979)
NewMarket Corp.	200	(80,706)
OM Group, Inc.	5,231	(155,884)
Platform Specialty Products Corp.*	2,300	(53,406)
Praxair, Inc.	6,527	(845,638)
RPM International, Inc.	2,900	(147,059)
WR Grace & Co.*	5,600	(534,184)

		(5,617,666)

Commercial Services & Supplies
ADT Corp. (The)	5,580	(202,163)
Clean Harbors, Inc.*	8,000	(384,400)
Covanta Holding Corp.	22,600	(497,426)
Healthcare Services Group, Inc.	10,900	(337,137)
Interface, Inc.	2,700	(44,469)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Stericycle, Inc.*	2,400	$(314,592)
US Ecology, Inc.	3,500	(140,420)

		(1,920,607)

Communications Equipment — (0.1)%
Applied Optoelectronics, Inc.*	5,000	(56,100)
Ciena Corp.*	37,600	(729,816)
Cisco Systems, Inc.	6,350	(176,625)
Extreme Networks, Inc.*	21,100	(74,483)
Finisar Corp.*	31,300	(607,533)
Infinera Corp.*	23,600	(347,392)
InterDigital, Inc.	1,900	(100,510)
Juniper Networks, Inc.	12,800	(285,696)
Procera Networks, Inc.*	9,000	(64,710)
Viasat, Inc.*	6,900	(434,907)

		(2,877,772)

Construction & Engineering
Dycom Industries, Inc.*	7,300	(256,157)
Granite Construction, Inc.	7,100	(269,942)

		(526,099)

Construction Materials
Holcim Ltd. (Switzerland)*	1,479	(105,725)

Consumer Finance
American Express Co.	1,460	(135,838)
First Cash Financial Services, Inc.*	4,400	(244,948)
PRA Group, Inc.*	1,800	(104,274)

		(485,060)

Containers & Packaging
Aptargroup, Inc.	1,000	(66,840)
Bemis Co., Inc.	4,390	(198,472)
MeadWestvaco Corp.	2,000	(88,780)

		(354,092)

Diversified Consumer Services
Houghton Mifflin Harcourt Co.*	13,900	(287,869)
Sotheby’s	17,100	(738,378)

		(1,026,247)

Diversified Financial Services
Intercontinental Exchange, Inc.	3,200	(701,728)

Diversified Telecommunication Services
AT&T, Inc.	34,435	(1,156,672)
BCE, Inc. (Canada)	2,747	(125,977)
inContact, Inc.*	10,400	(91,416)
Level 3 Communications, Inc.*	10,600	(523,428)

		(1,897,493)

Electric Utilities
Duke Energy Corp.	4,100	(342,514)
Entergy Corp.	1,920	(167,962)
NextEra Energy, Inc.	4,631	(492,229)
Northeast Utilities	5,830	(312,022)
Southern Co. (The)	19,620	(963,538)
UIL Holdings Corp.	1,700	(74,018)

		(2,352,283)

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment
Power Solutions International, Inc.*	1,600	$(82,576)
PowerSecure International, Inc.*	8,100	(94,365)
Rockwell Automation, Inc.	5,015	(557,668)

		(734,609)

Electronic Equipment, Instruments & Components
Amphenol Corp. (Class A Stock)	7,100	(382,051)
Belden, Inc.	4,100	(323,121)
Cognex Corp.*	2,400	(99,192)
FEI Co.	5,900	(533,065)
Knowles Corp.*	15,800	(372,090)
Maxwell Technologies, Inc.*	12,500	(114,000)
MTS Systems Corp.	2,200	(165,066)
TE Connectivity Ltd. (Switzerland)	1,200	(75,900)
TTM Technologies, Inc.*	1,116	(8,403)

		(2,072,888)

Energy Equipment & Services — (0.1)%
Cameron International Corp.*	2,280	(113,886)
Dril-Quip, Inc.*	3,000	(230,190)
Exterran Holdings, Inc.	13,600	(443,088)
FMC Technologies, Inc.*	3,000	(140,520)
Geospace Technologies Corp.*	1,600	(42,400)
Halliburton Co.	28,867	(1,135,339)
McDermott International, Inc.*	52,700	(153,357)
Oceaneering International, Inc.	6,600	(388,146)
Pioneer Energy Services Corp.*	7,000	(38,780)
Polarcus Ltd. (United Arab Emirates)*	38,770	(3,215)
SEACOR Holdings, Inc.*	1,400	(103,334)
Tenaris SA (Luxembourg), ADR	8,044	(243,009)

		(3,035,264)

Food & Staples Retailing
Chefs’ Warehouse, Inc. (The)*	4,800	(110,592)
Sprouts Farmers Market, Inc.*	14,100	(479,118)
Sysco Corp.	14,220	(564,392)
United Natural Foods, Inc.*	7,200	(556,740)
Wal-Mart Stores, Inc.	4,929	(423,303)
Whole Foods Market, Inc.	8,830	(445,209)

		(2,579,354)

Food Products — (0.1)%
B&G Foods, Inc.	10,300	(307,970)
Boulder Brands, Inc.*	16,100	(178,066)
ConAgra Foods, Inc.	10,410	(377,675)
Darling Ingredients, Inc.*	26,100	(473,976)
Dean Foods Co.	21,400	(414,732)
Diamond Foods, Inc.*	6,600	(186,318)
Hain Celestial Group, Inc. (The)*	12,400	(722,796)
Hershey Co. (The)	5,733	(595,831)
Kraft Foods Group, Inc.	6,200	(388,492)
Mead Johnson Nutrition Co.	6,800	(683,672)
Post Holdings, Inc.*	13,100	(548,759)
TreeHouse Foods, Inc.*	1,500	(128,295)
Tyson Foods, Inc. (Class A Stock)	8,889	(356,360)

		(5,362,942)

Gas Utilities
Laclede Group, Inc. (The)	1,200	(63,840)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities (continued)
National Fuel Gas Co.	2,380	$(165,481)
Northwest Natural Gas Co.	5,600	(279,440)
ONE Gas, Inc.	5,225	(215,375)

		(724,136)

Health Care Equipment & Supplies — (0.1)%
Baxter International, Inc.	5,940	(435,343)
Becton, Dickinson & Co.	1,980	(275,537)
C.R. Bard, Inc.	960	(159,955)
Cerus Corp.*	25,400	(158,496)
China Medical Technologies, Inc. (China), ADR*	7,037	—
Cooper Cos., Inc. (The)	2,700	(437,643)
Covidien PLC	5,457	(558,142)
DexCom, Inc.*	3,800	(209,190)
Endologix, Inc.*	17,900	(273,691)
HeartWare International, Inc.*	6,900	(506,667)
Insulet Corp.*	15,600	(718,536)
Medtronic, Inc.	7,846	(566,481)
Meridian Bioscience, Inc.	3,900	(64,194)
Quidel Corp.*	6,800	(196,656)
Spectranetics Corp. (The)*	8,900	(307,762)
STAAR Surgical Co.*	7,600	(69,236)
Varian Medical Systems, Inc.*	2,680	(231,847)
Wright Medical Group, Inc.*	36,518	(981,239)
Zeltiq Aesthetics, Inc.*	8,400	(234,444)
Zimmer Holdings, Inc.	1,624	(184,194)

		(6,569,253)

Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc.*	11,000	(673,310)
Air Methods Corp.*	6,500	(286,195)
AmerisourceBergen Corp.	4,760	(429,162)
Anthem, Inc.	2,930	(368,213)
BioScrip, Inc.*	26,100	(182,439)
Brookdale Senior Living, Inc.*	17,800	(652,726)
Capital Senior Living Corp.*	3,500	(87,185)
Cardinal Health, Inc.	6,820	(550,579)
DaVita HealthCare Partners, Inc.*	1,270	(96,190)
ExamWorks Group, Inc.*	9,600	(399,264)
Express Scripts Holding Co.*	2,730	(231,149)
Healthways, Inc.*	13,500	(268,380)
IPC The Hospitalist Co., Inc.*	5,300	(243,217)
Kindred Healthcare, Inc.	4,588	(83,410)
MWI Veterinary Supply, Inc.*	1,700	(288,847)
Premier, Inc. (Class A Stock)*	6,070	(203,527)

		(5,043,793)

Health Care Technology
Allscripts Healthcare Solutions, Inc.*	15,200	(194,104)
HMS Holdings Corp.*	20,000	(422,800)
Medidata Solutions, Inc.*	11,460	(547,215)
Quality Systems, Inc.	12,040	(187,704)
Vocera Communications, Inc.*	7,800	(81,276)

		(1,433,099)

Hotels, Restaurants & Leisure — (0.1)%
Bob Evans Farms, Inc.	9,200	(470,856)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Boyd Gaming Corp.*	40,000	$(511,200)
Chipotle Mexican Grill, Inc.*	180	(123,212)
Choice Hotels International, Inc.	5,527	(309,623)
Darden Restaurants, Inc.	1,160	(68,011)
Hilton Worldwide Holdings, Inc.*	49,520	(1,291,977)
Krispy Kreme Doughnuts, Inc.*	12,500	(246,750)
Marriott International, Inc. (Class A Stock)	4,860	(379,226)
McDonald’s Corp.	5,510	(516,287)
MGM Resorts International*	41,360	(884,277)

		(4,801,419)

Household Durables
Jarden Corp.*	4,710	(225,515)
KB Home	4,700	(77,785)
M/I Homes, Inc.*	5,500	(126,280)
MDC Holdings, Inc.	10,800	(285,876)
Mohawk Industries, Inc.*	1,170	(181,771)
Ryland Group, Inc. (The)	11,700	(451,152)
Toll Brothers, Inc.*	5,100	(174,777)

		(1,523,156)

Household Products
Church & Dwight Co., Inc.	10,566	(832,706)
Clorox Co. (The)	4,260	(443,935)
Colgate-Palmolive Co.	2,420	(167,440)

		(1,444,081)

Independent Power & Renewable Electricity Producers
Dynegy, Inc.*	2,500	(75,875)
Pattern Energy Group, Inc.	5,600	(138,096)

		(213,971)

Industrial Conglomerates
3M Co.	4,060	(667,139)
Danaher Corp.	5,330	(456,834)
General Electric Co.	38,340	(968,852)

		(2,092,825)

Insurance — (0.1)%
Allstate Corp. (The)	8,120	(570,430)
Ambac Financial Group, Inc.*	17,000	(416,500)
AON PLC	3,100	(293,973)
Arthur J. Gallagher & Co.	7,730	(363,928)
Brown & Brown, Inc.	3,000	(98,730)
Chubb Corp. (The)	6,013	(622,165)
eHealth, Inc.*	6,800	(169,456)
Federated National Holding Co.	2,600	(62,816)
FNF Group	21,500	(740,675)
Markel Corp.*	1,050	(716,982)
Marsh & McLennan Cos., Inc.	8,800	(503,712)
PartnerRe Ltd.	2,100	(239,673)
Primerica, Inc.	4,700	(255,022)
Principal Financial Group, Inc.	5,360	(278,398)
Progressive Corp. (The)	20,754	(560,150)
RenaissanceRe Holdings Ltd.	1,029	(100,039)
Stewart Information Services Corp.	4,500	(166,680)
Torchmark Corp.	8,391	(454,540)
Travelers Cos., Inc. (The)	3,210	(339,779)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
W.R. Berkley Corp.	13,169	$(675,043)

		(7,628,691)

Internet & Catalog Retail
Amazon.com, Inc.*	940	(291,729)
Groupon, Inc.*	111,740	(922,972)
NetFlix, Inc.*	3,070	(1,048,743)

		(2,263,444)

Internet Software & Services — (0.2)%
Alibaba Group Holding Ltd. (China), ADR*	69,373	(7,210,630)
AOL, Inc.*	6,390	(295,026)
ChannelAdvisor Corp.*	9,000	(194,220)
comScore, Inc.*	3,900	(181,077)
Cornerstone OnDemand, Inc.*	11,000	(387,200)
DealerTrack Technologies, Inc.*	3,200	(141,792)
E2open, Inc.*	8,600	(82,646)
Marketo, Inc.*	15,100	(494,072)
Pandora Media, Inc.*	6,800	(121,244)
Twitter, Inc.*	14,100	(505,767)
Yahoo!, Inc.*	10,200	(515,202)
Yelp, Inc.*	9,900	(541,827)

		(10,670,703)

IT Services — (0.1)%
Alliance Data Systems Corp.*	2,401	(686,806)
Automatic Data Processing, Inc.	6,550	(546,074)
Convergys Corp.	2,400	(48,888)
FleetCor Technologies, Inc.*	3,000	(446,130)
International Business Machines Corp.	564	(90,488)
Paychex, Inc.	12,180	(562,351)
Sabre Corp.	2,800	(56,756)
ServiceSource International, Inc.*	19,400	(90,792)
Total System Services, Inc.	5,980	(203,081)
Vantiv, Inc. (Class A Stock)*	12,060	(409,075)
WEX, Inc.*	4,600	(455,032)

		(3,595,473)

Leisure Products
Callaway Golf Co.	16,300	(125,510)
Hasbro, Inc.	7,810	(429,472)
LeapFrog Enterprises, Inc.*	8,200	(38,704)
Mattel, Inc.	17,660	(546,489)

		(1,140,175)

Life Sciences Tools & Services
Albany Molecular Research, Inc.*	11,200	(182,336)
Fluidigm Corp.*	6,200	(209,126)
Pacific Biosciences of California, Inc.*	13,000	(101,920)
Qiagen NV*	4,700	(110,262)

		(603,644)

Machinery — (0.1)%
Altra Industrial Motion Corp.	4,300	(122,077)
Barnes Group, Inc.	1,200	(44,412)
Caterpillar, Inc.	3,170	(290,150)
Chart Industries, Inc.*	10,100	(345,420)
CLARCOR, Inc.	7,300	(486,472)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Colfax Corp.*	8,900	$(458,973)
Deere & Co.	1,790	(158,361)
Dover Corp.	2,821	(202,322)
EnPro Industries, Inc.*	7,200	(451,872)
Graco, Inc.	1,700	(136,306)
Illinois Tool Works, Inc.	3,556	(336,753)
Navistar International Corp.*	18,700	(626,076)
Pall Corp.	6,200	(627,502)
Proto Labs, Inc.*	1,300	(87,308)
Rexnord Corp.*	9,200	(259,532)
Titan International, Inc.	13,900	(147,757)
Watts Water Technologies, Inc. (Class A Stock)	900	(57,096)

		(4,838,389)

Media — (0.1)%
AMC Networks, Inc. (Class A Stock)*	15,860	(1,011,392)
Charter Communications, Inc. (Class A Stock)*	3,500	(583,170)
Discovery Communications, Inc. (Class A Stock)*	7,000	(241,150)
EW Scripps Co. (The) (Class A Stock)*	1,400	(31,290)
Global Eagle Entertainment, Inc.*	36,107	(491,416)
Interpublic Group of Cos., Inc. (The)	22,720	(471,894)
Lions Gate Entertainment Corp.	21,100	(675,622)
News Corp. (Class A Stock)*	8,550	(134,150)
News Corp. (Class B Stock)*	15,593	(235,142)
Omnicom Group, Inc.	2,390	(185,153)
Rentrak Corp.*	2,200	(160,204)
Scripps Networks Interactive, Inc. (Class A Stock)	9,893	(744,646)
Twenty-First Century Fox, Inc. (Class A Stock)	29,659	(1,139,054)

		(6,104,283)

Metals & Mining
AK Steel Holding Corp.*	30,500	(181,170)
Alcoa, Inc.	12,863	(203,107)
Allegheny Technologies, Inc.	9,400	(326,838)
Freeport-McMoRan, Inc.	8,300	(193,888)
Horsehead Holding Corp.*	14,000	(221,620)
Nucor Corp.	5,697	(279,438)
Vale SA (Brazil), ADR	13,386	(109,497)

		(1,515,558)

Multiline Retail
Dollar Tree, Inc.*	2,091	(147,165)
Nordstrom, Inc.	3,090	(245,315)
Target Corp.	16,440	(1,247,960)
Tuesday Morning Corp.*	13,400	(290,780)

		(1,931,220)

Multi-Utilities
Consolidated Edison, Inc.	1,420	(93,734)
NiSource, Inc.	12,400	(526,008)
SCANA Corp.	6,390	(385,956)
Wisconsin Energy Corp.	7,810	(411,899)

		(1,417,597)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — (0.1)%
Alpha Natural Resources, Inc.*	95,000	$(158,650)
Antero Resources Corp.*	12,700	(515,366)
Cloud Peak Energy, Inc.*	3,700	(33,966)
Cobalt International Energy, Inc.*	8,400	(74,676)
ConocoPhillips	2,620	(180,937)
Eclipse Resources Corp.*	12,300	(86,469)
Emerald Oil, Inc.*	14,259	(17,111)
Enbridge, Inc. (Canada)	3,450	(177,365)
Exxon Mobil Corp.	8,720	(806,164)
Golar LNG Ltd. (Bermuda)	13,900	(506,933)
Gulfport Energy Corp.*	10,800	(450,792)
Murphy Oil Corp.	2,500	(126,300)
Oasis Petroleum, Inc.*	1,700	(28,118)
ONEOK, Inc.	2,060	(102,567)
Parsley Energy, Inc. (Class A Stock)*	5,700	(90,972)
PDC Energy, Inc.*	7,300	(301,271)
Peabody Energy Corp.	29,900	(231,426)
Penn Virginia Corp.*	24,200	(161,656)
Renewable Energy Group, Inc.*	3,700	(35,927)
Rex Energy Corp.*	10,900	(55,590)
Rice Energy, Inc.*	20,400	(427,788)
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR	11,834	(823,173)
Scorpio Tankers, Inc. (Monaco)	37,700	(327,613)
Spectra Energy Corp.	17,800	(646,140)
Stone Energy Corp.*	6,300	(106,344)
Synergy Resources Corp.*	6,300	(79,002)
Teekay Corp. (Bermuda)	2,600	(132,314)
W&T Offshore, Inc.	14,500	(106,430)
Westmoreland Coal Co.*	2,000	(66,420)
Whiting Petroleum Corp.*	4,089	(134,937)
Williams Cos., Inc. (The)	10,600	(476,364)

		(7,468,781)

Paper & Forest Products
International Paper Co.	13,130	(703,505)
Louisiana-Pacific Corp.*	27,700	(458,712)

		(1,162,217)

Personal Products
Estee Lauder Cos., Inc. (The) (Class A Stock)	7,200	(548,640)
IGI Laboratories, Inc.*	4,900	(43,120)

		(591,760)

Pharmaceuticals — (0.1)%
AbbVie, Inc.	5,460	(357,302)
Actavis PLC*	1,847	(475,436)
Akorn, Inc.*	9,700	(351,140)
BioDelivery Sciences International, Inc.*	10,000	(120,200)
Depomed, Inc.*	4,100	(66,051)
Eli Lilly & Co.	11,869	(818,842)
Endo International PLC*	13,263	(956,528)
Pfizer, Inc.	31,100	(968,765)

		(4,114,264)

Professional Services
Advisory Board Co. (The)*	9,700	(475,106)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
FTI Consulting, Inc.*	3,200	$(123,616)
Huron Consulting Group, Inc.*	1,500	(102,585)
WageWorks, Inc.*	10,700	(690,899)

		(1,392,206)

Real Estate Investment Trusts (REITs) — (0.1)%
Boston Properties, Inc.	3,700	(476,153)
Cousins Properties, Inc.	5,600	(63,952)
Digital Realty Trust, Inc.	1,550	(102,765)
Education Realty Trust, Inc.	3,766	(137,822)
Equity Residential	3,280	(235,635)
Federal Realty Investment Trust	1,920	(256,243)
Glimcher Realty Trust	25,900	(355,866)
Health Care REIT, Inc.	1,990	(150,583)
Home Properties, Inc.	4,990	(327,344)
Hudson Pacific Properties, Inc.	3,640	(109,418)
Iron Mountain, Inc.	11,000	(425,260)
iStar Financial, Inc.*	3,000	(40,950)
Kimco Realty Corp.	8,020	(201,623)
Klepierre (France)*	2,803	(120,356)
Lamar Advertising Co. (Class A Stock)	8,400	(450,576)
Macerich Co. (The)	5,200	(433,732)
Medical Properties Trust, Inc.	28,370	(390,939)
NorthStar Realty Finance Corp.	25,300	(444,774)
Pennsylvania Real Estate Investment Trust	7,780	(182,519)
Plum Creek Timber Co., Inc.	17,300	(740,267)
Realty Income Corp.	5,730	(273,378)
Retail Opportunity Investments Corp.	19,300	(324,047)
SL Green Realty Corp.	5,610	(667,702)
Tanger Factory Outlet Centers, Inc.	5,350	(197,736)
UDR, Inc.	9,500	(292,790)
Ventas, Inc.	10,484	(751,703)
Washington Prime Group, Inc.	15,500	(266,910)
Washington Real Estate Investment Trust	7,400	(204,684)
Weyerhaeuser Co.	17,100	(613,719)

		(9,239,446)

Real Estate Management & Development
Altisource Asset Management Corp. (Virgin Islands)*	220	(68,226)
Deutsche Annington Immobilien SE (Germany)	9,761	(331,403)

		(399,629)

Road & Rail — (0.1)%
Genesee & Wyoming, Inc. (Class A Stock)*	7,500	(674,400)
Heartland Express, Inc.	35,295	(953,318)
Knight Transportation, Inc.	6,089	(204,956)
Norfolk Southern Corp.	1,230	(134,820)
Ryder System, Inc.	3,600	(334,260)
Werner Enterprises, Inc.	14,571	(453,887)

		(2,755,641)

Semiconductors & Semiconductor Equipment — (0.1)%
Advanced Energy Industries, Inc.*	2,200	(52,140)
Altera Corp.	32,010	(1,182,449)
Analog Devices, Inc.	3,880	(215,418)

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Applied Materials, Inc.	24,200	$(603,064)
Applied Micro Circuits Corp.*	27,100	(176,692)
Cree, Inc.*	14,100	(454,302)
Cypress Semiconductor Corp.*	10,600	(151,368)
Intel Corp.	38,748	(1,406,165)
Intersil Corp. (Class A Stock)	5,300	(76,691)
Linear Technology Corp.	21,275	(970,140)
Maxim Integrated Products, Inc.	14,060	(448,092)
NVIDIA Corp.	57,998	(1,162,860)
RF Micro Devices, Inc.*	35,644	(591,334)
SunEdison, Inc.*	34,500	(673,095)
Ultratech, Inc.*	10,800	(200,448)
Veeco Instruments, Inc.*	14,100	(491,808)
Xcerra Corp.*	9,100	(83,356)

		(8,939,422)

Software — (0.1)%
ACI Worldwide, Inc.*	6,200	(125,054)
BroadSoft, Inc.*	5,300	(153,806)
Cadence Design Systems, Inc.*	38,800	(736,036)
Callidus Software, Inc.*	4,400	(71,852)
CDK Global, Inc.	1	(41)
Ellie Mae, Inc.*	1,200	(48,384)
FireEye, Inc.*	4,000	(126,320)
FleetMatics Group PLC*	8,300	(294,567)
Imperva, Inc.*	5,900	(291,637)
Interactive Intelligence Group, Inc.*	900	(43,110)
Intuit, Inc.	1,470	(135,519)
NetSuite, Inc.*	5,600	(611,352)
Proofpoint, Inc.*	3,600	(173,628)
QLIK Technologies, Inc.*	4,800	(148,272)
Rally Software Development Corp.*	6,500	(73,905)
salesforce.com, Inc.*	2,780	(164,882)
ServiceNow, Inc.*	4,900	(332,465)
Splunk, Inc.*	8,000	(471,600)
TiVo, Inc.*	7,800	(92,352)
Workday, Inc. (Class A Stock)*	5,000	(408,050)

		(4,502,832)

Specialty Retail — (0.1)%
Advance Auto Parts, Inc.	4,500	(716,760)
Bed Bath & Beyond, Inc.*	4,550	(346,574)
Cabela’s, Inc.*	12,200	(643,062)
CarMax, Inc.*	8,900	(592,562)
Dick’s Sporting Goods, Inc.	3,410	(169,307)
Five Below, Inc.*	13,100	(534,873)
Lumber Liquidators Holdings, Inc.*	3,200	(212,192)
Men’s Wearhouse, Inc. (The)	9,700	(428,255)
Monro Muffler Brake, Inc.	7,200	(416,160)
Pep Boys-Manny Moe & Jack (The)*	20,500	(201,310)
Restoration Hardware Holdings, Inc.*	7,400	(710,474)
Staples, Inc.	2,200	(39,864)
Tiffany & Co.	6,800	(726,648)

		(5,738,041)

Technology Hardware, Storage & Peripherals
Cray, Inc.*	14,400	(496,512)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Silicon Graphics International Corp.*	12,200	$(138,836)

		(635,348)

Textiles, Apparel & Luxury Goods
Coach, Inc.	2,860	(107,422)
Hanesbrands, Inc.	4,400	(491,128)
NIKE, Inc. (Class B Stock)	2,330	(224,030)
Quiksilver, Inc.*	72,100	(159,341)
Under Armour, Inc. (Class A Stock)*	15,070	(1,023,253)
VF Corp.	7,000	(524,300)

		(2,529,474)

Thrifts & Mortgage Finance
New York Community Bancorp, Inc.	34,900	(558,400)
Northwest Bancshares, Inc.	4,890	(61,272)
People’s United Financial, Inc.	14,220	(215,860)
Tree.com, Inc.*	800	(38,672)

		(874,204)

Tobacco
Altria Group, Inc.	8,238	(405,886)
Vector Group Ltd.	4,900	(104,419)

		(510,305)

Trading Companies & Distributors
Beacon Roofing Supply, Inc.*	2,000	(55,600)
Fastenal Co.	23,080	(1,097,685)
GATX Corp.	2,490	(143,275)
TAL International Group, Inc.*	13,000	(566,410)

		(1,862,970)

Water Utilities
American Water Works Co., Inc.	1,300	(69,290)
Aqua America, Inc.	3,600	(96,120)

		(165,410)

Wireless Telecommunication Services
SBA Communications Corp. (Class A Stock)*	5,000	(553,800)
T-Mobile US, Inc.*	11,326	(305,122)

		(858,922)

TOTAL COMMON STOCKS (proceeds received $166,007,559)		(179,859,033)

Interest Rates	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATIONS — (0.4)%
Federal National Mortgage Assoc.
3.500%	TBA	2,000	(2,079,454)
4.000%	TBA	1,000	(1,067,254)
4.500%	TBA	23,000	(24,965,782)
5.500%	TBA	2,000	(2,237,188)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $30,289,298)			(30,349,678)

Value (Note 2)
TOTAL SECURITIES SOLD SHORT (proceeds received $196,296,857)	$(210,208,711)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN* — (0.2)%
Call Options
5 Year iTraxx.O EU.22,
expiring 01/21/15, Strike Price $0.60	BNP Paribas	EUR	200	(236)
expiring 01/21/15, Strike Price $0.60	Goldman Sachs & Co.	EUR	300	(361)
expiring 01/21/15, Strike Price $0.60	JPMorgan Chase	EUR	500	(589)
expiring 02/18/15, Strike Price $0.55	Bank of America	EUR	700	(660)
expiring 02/18/15, Strike Price $0.55	JPMorgan Chase	EUR	100	(94)
expiring 03/18/15, Strike Price $0.50	Goldman Sachs & Co.	EUR	2,900	(2,055)
expiring 03/18/15, Strike Price $0.50	JPMorgan Chase	EUR	900	(638)
5 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $118.75 39				(17,977)
expiring 01/23/15, Strike Price $119.75 14				(1,312)
10 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $127.00 20				(10,313)
expiring 01/23/15, Strike Price $127.50 61				(20,016)
expiring 01/23/15, Strike Price $128.00 91				(18,484)
expiring 01/23/15, Strike Price $128.50 20				(2,813)
expiring 01/23/15, Strike Price $129.00 7				(656)
expiring 02/20/15, Strike Price $125.50 2				(3,438)
expiring 02/20/15, Strike Price $126.00 228				(317,062)
expiring 02/20/15, Strike Price $127.00 40				(33,750)
expiring 02/20/15, Strike Price $127.50 33				(21,141)
expiring 02/20/15, Strike Price $128.00 40				(19,375)
expiring 02/20/15, Strike Price $129.00 95				(26,719)
20 Year U.S. Treasury Bonds Futures,
expiring 01/23/15, Strike Price $143.00 30				(62,344)
expiring 01/23/15, Strike Price $144.00 40				(57,500)
expiring 01/23/15, Strike Price $146.00 102				(57,375)
expiring 01/23/15, Strike Price $147.00 27				(9,281)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
expiring 02/20/15, Strike Price $145.00		28	$(43,750)
Australian Dollar Futures,
expiring 02/06/15, Strike Price $0.83		5	(2,200)
expiring 02/11/15, Strike Price $0.82		5	(3,900)
Burger King Worldwide, Inc.,
expiring 01/17/15, Strike Price $40.00		8	(357,870)
Currency Option USD vs BRL,
expiring 07/01/15, @ FX Rate 2.68	Deutsche Bank AG	240	(14,642)
Currency Option USD vs INR,
expiring 02/26/15, @ FX Rate 64.25	Hong Kong & Shanghai Bank	3,700	(34,256)
Currency Option USD vs MXN,
expiring 02/02/15, @ FX Rate 14.50	Credit Suisse First Boston Corp.	500	(11,588)
expiring 02/18/15, @ FX Rate 14.25	Goldman Sachs & Co.	500	(19,628)
expiring 02/20/15, @ FX Rate 14.48	Goldman Sachs & Co.	500	(13,667)
expiring 02/26/15, @ FX Rate 14.35	JPMorgan Chase	1,500	(52,266)
Euro Futures,
expiring 01/09/15, Strike Price $1.24		1,000	(500)
expiring 01/09/15, Strike Price $1.25		2,250	(562)
expiring 02/06/15, Strike Price $1.25		625	(1,688)
Interest Rate Swap Options,
Pay a fixed rate of 2.30% and receive a floating rate based on 3 Month LIBOR, expiring 02/18/15	JPMorgan Chase	800	(6,423)
Pay a fixed rate of 2.30% and receive a floating rate based on 3 Month LIBOR, expiring 02/18/15	Morgan Stanley	5,700	(45,761)
Pay a fixed rate of 1.93% and receive a floating rate based on 3 Month LIBOR, expiring 03/18/15	Goldman Sachs & Co.	6,800	(27,234)
Pay a fixed rate of 2.55% and receive a floating rate based on 3 Month LIBOR, expiring 03/20/15	Deutsche Bank AG	4,100	(48,013)
Japanese Yen Futures,
expiring 01/09/15, Strike Price $0.0084		6	(2,875)

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#			Value (Note 2)
Call Options (continued)
expiring 01/09/15, Strike Price $0.0085			8		$(1,575)
expiring 01/09/15, Strike Price $0.0087			9		(350)
expiring 02/06/15, Strike Price $0.0083			44		(78,750)
expiring 02/06/15, Strike Price $0.0085			6		(4,063)
MGM Resorts International,
expiring 03/20/15, Strike Price $19.00			6		(17,023)
Time Warner Cable, Inc.,
expiring 01/17/15, Strike Price $130.00			—	(r)	(5,020)

					(1,477,793)

Put Options — (0.2)%
5 Year CDX.O IG.22.V1,
expiring 01/21/15, Strike Price $0.90	Goldman Sachs & Co.		200		(4)
5 Year iTraxx.O EU.22,
expiring 01/21/15, Strike Price $0.90	BNP Paribas	EUR	200		(31)
expiring 01/21/15, Strike Price $1.00	Goldman Sachs & Co.	EUR	300		(27)
expiring 01/21/15, Strike Price $1.00	JPMorgan Chase	EUR	500		(28)
expiring 01/21/15, Strike Price $1.10	Goldman Sachs & Co.	EUR	200		(4)
expiring 01/21/15, Strike Price $1.20	Goldman Sachs & Co.	EUR	300		(2)
expiring 02/18/15, Strike Price $0.85	Bank of America	EUR	700		(663)
expiring 02/18/15, Strike Price $0.85	JPMorgan Chase	EUR	100		(95)
expiring 03/18/15, Strike Price $0.85	Goldman Sachs & Co.	EUR	2,900		(5,102)
expiring 03/18/15, Strike Price $0.85	JPMorgan Chase	EUR	900		(1,583)
5 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $118.75			27		(7,594)
10 Year U.S. Treasury Notes Futures,
expiring 01/23/15, Strike Price $124.00			456		(21,375)
expiring 01/23/15, Strike Price $125.50			3		(516)
expiring 01/23/15, Strike Price $126.50			45		(21,094)
expiring 02/20/15, Strike Price $121.50			2		(94)
expiring 02/20/15, Strike Price $123.00			12		(1,125)
expiring 02/20/15, Strike Price $124.50			57		(12,469)
expiring 02/20/15, Strike Price $125.00			63		(18,703)
expiring 02/20/15, Strike Price $126.00			2,100		(12,469)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#		Value (Note 2)
Put Options (continued)
20 Year U.S. Treasury Bonds Futures,
expiring 01/23/15, Strike Price $138.00			14	$(656)
expiring 01/23/15, Strike Price $140.00			28	(2,625)
expiring 02/20/15, Strike Price $138.00			14	(2,625)
Australian Dollar Futures,
expiring 01/09/15, Strike Price $0.83			9	(16,560)
British Pound Futures,
expiring 03/06/15, Strike Price $1.57			86	(223,481)
Currency Option USD vs BRL,
expiring 01/31/15, @ FX Rate 2.36	Bank of America		7	(985)
expiring 01/31/15, @ FX Rate 2.36	Deutsche Bank AG		16	(2,163)
expiring 02/03/15, @ FX Rate 2.40	Barclays Capital Group		15	(2,307)
Currency Option USD vs JPY,
expiring 05/27/15, @ FX Rate 113.50	Goldman Sachs & Co.		800	(7,598)
expiring 02/18/16, @ FX Rate 91.00	Barclays Capital Group		1,400	(3,033)
expiring 02/18/16, @ FX Rate 91.00	Goldman Sachs & Co.		1,700	(3,683)
expiring 02/18/16, @ FX Rate 91.00	JPMorgan Chase		3,600	(7,799)
expiring 04/21/16, @ FX Rate 93.00	Citigroup Global Markets		900	(3,208)
expiring 04/21/16, @ FX Rate 94.75	Barclays Capital Group		1,300	(5,553)
expiring 04/21/16, @ FX Rate 94.75	Barclays Capital Group		400	(1,709)
expiring 05/19/16, @ FX Rate 92.00	Deutsche Bank AG		1,900	(6,831)
expiring 09/08/16, @ FX Rate 93.00	Bank of America		3,500	(20,430)
expiring 09/08/16, @ FX Rate 95.00	Citigroup Global Markets		5,600	(39,576)
expiring 09/08/16, @ FX Rate 96.00	Citigroup Global Markets		1,600	(12,448)
expiring 09/08/16, @ FX Rate 97.00	Barclays Capital Group		2,300	(19,705)
expiring 02/18/19, @ FX Rate 80.00	Bank of America		2,800	(39,435)
expiring 02/28/19, @ FX Rate 80.00	Bank of America		1,500	(21,450)
DAX Index,
expiring 01/16/15, Strike Price $9,000.00		EUR	3	(97,394)
expiring 03/20/15, Strike Price $9,800.00		EUR	3	(1,173,520)
Euro Futures,
expiring 01/09/15, Strike Price $1.22			2,250	(28,800)
Euro STOXX 50 Index,

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#		Value (Note 2)
Put Options (continued)
expiring 03/20/15, Strike Price $3,150.00		EUR	5	$(765,325)
expiring 03/20/15, Strike Price $3,175.00		EUR	4	(664,712)
Inflation Floor Option, Inflation on the CPI
Urban Consumer NSA,
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		2,700	(627)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		500	(139)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		300	(85)
expiring 04/22/24, Strike Price $43.27	JPMorgan Chase		800	(1,538)
expiring 05/16/24, Strike Price $4.00	JPMorgan Chase		200	(398)
Interest Rate Swap Options,
Receive a fixed rate of 2.75% and pay a floating rate based on 3 Month LIBOR, expiring 02/18/15	JPMorgan Chase		800	(494)
Receive a fixed rate of 2.75% and pay a floating rate based on 3 Month LIBOR, expiring 02/18/15	Morgan Stanley		5,700	(3,522)
Receive a fixed rate of 2.50% and pay a floating rate based on 3 Month LIBOR, expiring 09/21/15	Bank of America		8,000	(54,478)
Receive a fixed rate of 2.50% and pay a floating rate based on 3 Month LIBOR, expiring 09/21/15	Citigroup Global Markets		5,000	(34,049)
Receive a fixed rate of 2.50% and pay a floating rate based on 3 Month LIBOR, expiring 12/11/17	Morgan Stanley		4,200	(135,713)
Japanese Yen Futures,
expiring 01/09/15, Strike Price $0.0083			54	(24,188)
expiring 01/09/15, Strike Price $0.0084			18	(16,975)
expiring 01/09/15, Strike Price $0.0085			16	(27,950)
expiring 02/06/15, Strike Price $0.0082			61	(39,200)
expiring 02/06/15, Strike Price $0.0083			10	(8,100)
expiring 03/06/15, Strike Price $0.0084			30	(48,900)
S&P 500 Index,
expiring 01/17/15, Strike Price $1,780.00			23	(26,220)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Put Options (continued)
expiring 01/17/15, Strike Price $1,850.00		9	$(23,920)
expiring 01/17/15, Strike Price $1,870.00		50	(165,660)
expiring 01/17/15, Strike Price $1,890.00		14	(40,800)
expiring 01/17/15, Strike Price $1,900.00		9	(35,490)
expiring 01/17/15, Strike Price $1,930.00		32	(153,600)
expiring 01/17/15, Strike Price $1,940.00		41	(252,765)
expiring 01/17/15, Strike Price $1,950.00		82	(493,200)
expiring 01/17/15, Strike Price $1,980.00		69	(625,405)
expiring 01/17/15, Strike Price $1,990.00		46	(503,880)
expiring 02/20/15, Strike Price $1,870.00		46	(554,952)
expiring 02/20/15, Strike Price $1,880.00		46	(597,360)
expiring 02/20/15, Strike Price $1,920.00		46	(770,640)
expiring 02/20/15, Strike Price $1,950.00		23	(441,180)
expiring 03/20/15, Strike Price $2,070.00		18	(1,193,920)
expiring 03/20/15, Strike Price $2,090.00		37	(2,690,050)

			(12,241,987)

TOTAL OPTIONS WRITTEN (premiums received $12,481,769)			(13,719,780)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 101.3% (cost $6,555,204,284)			7,415,048,320
Liabilities in excess of other assets(x) — (1.3)%			(94,854,441)

NET ASSETS — 100.0%			$7,320,193,879

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $198,085,414; cash collateral of $203,522,449 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(d)	Represents issuer in default on interest payments. Non-
income producing security. Such securities may be post-maturity.

(f)	Indicates a restricted security; the aggregate cost of such securities is $6,211,568. The aggregate value of $4,559,251 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreement is collateralized by U.S. Treasury Security (coupon rate 0.500%, maturity date 04/15/15) with the aggregate value, including accrued interest, of $16,839,682. Repurchase Agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Schedule of Investments.

(n)	Rate shown reflects yield to maturity at purchase date.

(q)	The aggregate value of securities sold short is $210,208,711. Deposit with Credit Suisse First Boston Corp., JPMorgan Chase and BNP Paribas combined with securities segregated as collateral in an amount of $332,520,376, exceeds the value of securities sold short as of December 31, 2014. Securities sold short are subject to contractual netting arrangements.

(r)	Notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short contracts. The aggregate value of such securities is $149,196,175.

(v)	Includes an amount of $1,140,005 segregated as collateral for swap agreements.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
120	90 Day Euro Dollar	Mar. 2015	$29,914,500	$29,914,500	$—
2,023	90 Day Euro Dollar	Jun. 2015	503,770,025	503,549,988	(220,037)
49	90 Day Euro Dollar	Sep. 2015	12,149,550	12,170,375	20,825
60	90 Day Euro Dollar	Dec. 2015	14,850,963	14,862,750	11,787
271	90 Day Euro Dollar	Mar. 2016	66,878,250	66,950,550	72,300
568	90 Day Euro Dollar	Jun. 2016	139,726,750	139,969,400	242,650
34	90 Day Euro Dollar	Dec. 2016	8,332,550	8,341,050	8,500
36	90 Day Euro Dollar	Mar. 2017	8,813,800	8,817,300	3,500
5	90 Day Euro Euribor	Mar. 2015	1,509,844	1,511,432	1,588
20	3 Year Australian Treasury Bonds	Mar. 2015	4,779,627	4,784,343	4,716
15	5 Year Euro-Bobl	Mar. 2015	2,351,351	2,364,686	13,335
535	5 Year U.S. Treasury Notes	Mar. 2015	63,742,789	63,627,383	(115,406)
99	10 Year Euro-Bund	Mar. 2015	18,343,050	18,672,487	329,437
21	10 Year Japanese Bonds	Mar. 2015	25,784,522	25,910,753	126,231
132	10 Year U.K. Gilt	Mar. 2015	23,948,519	24,591,583	643,064
533	10 Year U.S. Treasury Notes	Mar. 2015	67,270,748	67,582,735	311,987
57	20 Year U.S. Treasury Bonds	Mar. 2015	8,059,301	8,240,063	180,762
76	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	12,427,813	12,554,250	126,437
22	Australian Dollar Currency	Mar. 2015	1,812,470	1,786,840	(25,630)
40	Canadian Dollar Currency	Mar. 2015	3,511,200	3,438,800	(72,400)
26	DAX Index.	Mar. 2015	7,365,744	7,742,253	376,509
870	Euro STOXX 50	Mar. 2015	32,166,662	32,982,539	815,877
66	Euro-OAT	Mar. 2015	11,597,367	11,757,505	160,138
25	FTSE 100 Index	Mar. 2015	2,514,417	2,541,498	27,081
58	FTSE/MIB Index	Mar. 2015	6,551,772	6,691,606	139,834
18	Hang Seng Index	Jan. 2015	2,719,149	2,744,689	25,540
38	IBEX 35 Index	Jan. 2015	4,688,308	4,710,536	22,228
59	Japanese Yen Currency	Mar. 2015	6,132,100	6,157,388	25,288
85	Mini MSCI EAFE Index	Mar. 2015	7,402,119	7,471,075	68,956
98	Russell 2000 Mini Index	Mar. 2015	11,148,970	11,766,860	617,890
80	S&P 500 E-Mini	Mar. 2015	8,077,800	8,209,600	131,800
411	S&P 500 Index	Mar. 2015	203,759,754	210,884,100	7,124,346
515	S&P Mid 400 E-Mini	Mar. 2015	71,528,040	74,602,900	3,074,860
11	S&P/TSX 60 Index	Mar. 2015	1,603,357	1,612,601	9,244
377	TOPIX Index	Mar. 2015	45,214,160	44,300,176	(913,984)

					13,369,253

Short Positions:
63	90 Day Euro Dollar	Jun. 2015	15,681,488	15,681,488	—
53	90 Day Euro Dollar	Sep. 2015	13,165,356	13,163,875	1,481
315	90 Day Euro Dollar	Dec. 2015	77,941,890	78,029,438	(87,548)
20	90 Day Euro Dollar	Mar. 2016	4,941,375	4,941,000	375
20	90 Day Euro Dollar	Jun. 2016	4,928,546	4,928,500	46
20	90 Day Euro Dollar	Sep. 2016	4,916,463	4,916,750	(287)
20	90 Day Euro Dollar	Dec. 2016	4,905,900	4,906,500	(600)
138	90 Day Sterling	Jun. 2015	26,605,790	26,713,840	(108,050)
181	90 Day Sterling	Sep. 2015	34,825,846	35,009,507	(183,661)
73	2 Year U.S. Treasury Notes	Mar. 2015	15,978,067	15,957,344	20,723
124	5 Year U.S. Treasury Notes	Mar. 2015	14,736,829	14,747,281	(10,452)
124	10 Year Australian Treasury Bonds	Mar. 2015	91,055,091	91,167,710	(112,619)
131	10 Year Canadian Government Bonds	Mar. 2015	15,323,092	15,618,971	(295,879)
233	10 Year Euro-Bund	Mar. 2015	43,303,123	43,946,359	(643,236)
22	10 Year Japanese Bonds	Mar. 2015	27,001,586	27,144,598	(143,012)
2	10 Year Mini Japanese Government Bonds	Mar. 2015	246,602	246,853	(251)
21	10 Year U.K. Gilt	Mar. 2015	3,819,932	3,912,297	(92,365)
498	10 Year U.S. Treasury Notes	Mar. 2015	63,026,077	63,144,844	(118,767)
19	10 Year USD Deliverable Interest Rate Swap	Mar. 2015	1,991,289	2,013,407	(22,118)
162	20 Year U.S. Treasury Bonds	Mar. 2015	23,267,719	23,419,125	(151,406)
26	30 Year USD Deliverable Interest Rate Swap	Mar. 2015	2,948,359	3,028,188	(79,829)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued)
27	Amsterdam Index	Jan. 2015	$2,745,804	$2,777,072	$(31,268)
18	ASX SPI 200 Index	Mar. 2015	1,952,135	1,977,606	(25,471)
38	CAC40 10 Euro	Jan. 2015	1,969,204	1,966,651	2,553
8	DAX Index	Mar. 2015	2,263,041	2,382,232	(119,191)
13	Euro Currency	Mar. 2015	1,990,963	1,967,388	23,575
22	Euro-BTP Italian Government Bond	Mar. 2015	3,597,440	3,609,830	(12,390)
10	Euro-OAT	Mar. 2015	1,744,655	1,781,440	(36,785)
22	FTSE 100 Index	Mar. 2015	2,246,664	2,236,518	10,146
4	Mexican Peso	Mar. 2015	138,480	135,000	3,480
331	S&P 500 E-Mini	Mar. 2015	33,049,613	33,967,220	(917,607)

					(3,130,413)

					$10,238,840

Commodity futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
37	Brent Crude	Feb. 2015	$2,418,090	$2,121,210	$(296,880)
207	Brent Crude	Mar. 2015	17,060,130	12,049,470	(5,010,660)
146	Coffee ’C’	Mar. 2015	10,267,387	9,121,350	(1,146,037)
140	Copper	Mar. 2015	10,781,639	9,889,250	(892,389)
106	Copper	Sep. 2015	7,952,737	7,492,875	(459,862)
822	Corn	Mar. 2015	15,823,409	16,316,700	493,291
103	Cotton No. 2	Mar. 2015	3,239,167	3,103,905	(135,262)
11	Gas Oil	Jan. 2015	720,125	563,475	(156,650)
110	Gasoline RBOB	Mar. 2015	7,975,968	6,948,942	(1,027,026)
299	Gold 100 OZ	Feb. 2015	34,829,433	35,404,590	575,157
69	Hard Red Winter Wheat	Mar. 2015	2,019,562	2,161,425	141,863
35	Hard Red Winter Wheat	Jul. 2015	1,088,700	1,112,563	23,863
75	Lean Hogs	Feb. 2015	2,696,710	2,436,000	(260,710)
16	Lean Hogs	Oct. 2015	513,510	494,560	(18,950)
82	Live Cattle	Feb. 2015	5,547,010	5,364,440	(182,570)
17	Live Cattle	Jun. 2015	1,000,260	1,053,320	53,060
18	LME Copper	Mar. 2015	2,916,000	2,838,600	(77,400)
35	LME Nickel	Jan. 2015	3,488,226	3,168,480	(319,746)
78	LME Nickel	Mar. 2015	8,257,641	7,085,052	(1,172,589)
148	LME PRI Aluminum	Jan. 2015	7,198,002	6,784,875	(413,127)
265	LME PRI Aluminum	Mar. 2015	13,289,536	12,247,969	(1,041,567)
89	LME PRI Aluminum	Jun. 2015	4,589,839	4,151,294	(438,545)
34	LME PRI Aluminum	Dec. 2015	1,702,275	1,607,137	(95,138)
63	LME Zinc	Jan. 2015	3,666,396	3,414,600	(251,796)
88	LME Zinc	Mar. 2015	4,902,695	4,788,300	(114,395)
27	LME Zinc	Jun. 2015	1,554,589	1,476,394	(78,195)
17	Natural Gas	Feb. 2015	594,660	491,130	(103,530)
646	Natural Gas	Mar. 2015	24,176,980	18,708,160	(5,468,820)
152	No. 2 Soft Red Winter Wheat	Mar. 2015	4,024,386	4,482,100	457,714
79	No. 2 Soft Red Winter Wheat	Sep. 2015	2,321,723	2,388,763	67,040
6	NY Harbor ULSD	Feb. 2015	479,632	462,067	(17,565)
101	NY Harbor ULSD	Mar. 2015	8,625,019	7,708,562	(916,457)
162	Silver	Mar. 2015	12,747,352	12,635,190	(112,162)
214	Soybean	Mar. 2015	11,086,488	10,951,450	(135,038)
31	Soybean	May 2015	1,854,225	1,597,275	(256,950)
89	Soybean Meal	Mar. 2015	3,158,670	3,093,640	(65,030)
30	Soybean Meal	May 2015	944,804	1,022,700	77,896
65	Soybean Meal	Dec. 2015	2,152,940	2,137,200	(15,740)
257	Soybean Oil	Mar. 2015	5,358,216	4,955,988	(402,228)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Commodity futures contracts open at December 31, 2014 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
85	Soybean Oil	Jul. 2015	$1,659,450	$1,660,050	$600
606	Sugar #11 (World)	Mar. 2015	11,126,436	9,855,014	(1,271,422)
26	WTI Crude	Feb. 2015	1,488,390	1,385,020	(103,370)
291	WTI Crude	Mar. 2015	18,056,900	15,626,700	(2,430,200)

					(22,997,522)

Short Positions:
35	LME Nickel	Jan. 2015	3,461,997	3,168,480	293,517
3	LME Nickel	Mar. 2015	330,534	272,502	58,032
148	LME PRI Aluminum	Jan. 2015	7,237,121	6,784,875	452,246
110	LME PRI Aluminum	Mar. 2015	5,632,840	5,084,063	548,777
40	LME PRI Aluminum	Jun. 2015	1,994,575	1,865,750	128,825
63	LME Zinc	Jan. 2015	3,471,014	3,414,600	56,414
14	LME Zinc	Mar. 2015	810,589	761,775	48,814
1	LME Zinc	Jun. 2015	56,345	54,681	1,664

					1,588,289

					$(21,409,233)

(1)	Cash of $7,259,282 has been segregated with Goldman Sachs & Co. and U.S. Treasury Obligations with a market value of $21,813,175, $17,715,274 and $17,199,720 have been segregated with Goldman Sachs & Co., Morgan Stanley and Credit Suisse First Boston Corp., respectively to cover requirement for open contracts at December 31, 2014. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/05/15	UBS AG	AUD	12,184	$9,963,324	$9,943,014	$(20,310)
Expiring 03/18/15	Barclays Capital Group	AUD	23,226	19,129,913	18,855,385	(274,528)
Expiring 03/18/15	Barclays Capital Group	AUD	9,396	7,738,946	7,627,887	(111,059)
Expiring 03/18/15	Morgan Stanley	AUD	15,634	12,844,216	12,691,941	(152,275)
Expiring 03/18/15	Morgan Stanley	AUD	10,278	8,443,725	8,343,620	(100,105)
Expiring 03/18/15	Morgan Stanley	AUD	9,019	7,312,015	7,322,072	10,057
Expiring 03/18/15	Morgan Stanley	AUD	4,515	3,659,977	3,665,011	5,034
Expiring 03/18/15	Morgan Stanley	AUD	2,959	2,385,846	2,402,130	16,284
Expiring 03/18/15	Morgan Stanley	AUD	2,360	1,940,014	1,915,742	(24,272)
Expiring 03/18/15	Morgan Stanley	AUD	2,253	1,853,587	1,828,748	(24,839)
Expiring 03/18/15	Morgan Stanley	AUD	1,650	1,330,788	1,339,871	9,083
Brazilian Real,
Expiring 01/05/15	Bank of America	BRL	1,304	490,762	489,708	(1,054)
Expiring 01/05/15	BNP Paribas	BRL	28,558	10,991,730	10,728,422	(263,308)
Expiring 01/05/15	BNP Paribas	BRL	3,506	1,321,156	1,317,227	(3,929)
Expiring 01/05/15	BNP Paribas	BRL	2,697	1,015,350	1,013,170	(2,180)
Expiring 01/05/15	Citigroup Global Markets	BRL	21,528	8,104,613	8,087,208	(17,405)
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	3,658	1,376,980	1,374,023	(2,957)
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	3,609	1,394,461	1,355,739	(38,722)
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	3,455	1,334,934	1,297,865	(37,069)
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	717	269,764	269,185	(579)
Expiring 01/05/15	Deutsche Bank AG	BRL	24,394	9,480,562	9,163,881	(316,681)
Expiring 01/05/15	Deutsche Bank AG	BRL	11,543	4,486,089	4,336,239	(149,850)
Expiring 01/05/15	Goldman Sachs & Co.	BRL	17,600	7,151,564	6,611,777	(539,787)
Expiring 01/05/15	Goldman Sachs & Co.	BRL	777	292,629	292,001	(628)
Expiring 01/05/15	Hong Kong & Shanghai Bank	BRL	6,417	2,415,905	2,410,717	(5,188)
Expiring 01/05/15	JPMorgan Chase	BRL	44,148	16,620,898	16,585,204	(35,694)
Expiring 01/05/15	JPMorgan Chase	BRL	3,580	1,347,641	1,344,747	(2,894)
Expiring 01/05/15	UBS AG	BRL	7,800	3,256,105	2,930,219	(325,886)
Expiring 01/16/15	Bank of America	BRL	3,170	1,279,619	1,187,225	(92,394)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real (continued),
Expiring 01/16/15	Bank of America	BRL	2,470	$981,619	$925,061	$(56,558)
Expiring 01/16/15	Citigroup Global Markets	BRL	1,670	676,634	625,447	(51,187)
Expiring 01/16/15	Citigroup Global Markets	BRL	1,240	492,650	464,403	(28,247)
Expiring 01/16/15	Citigroup Global Markets	BRL	380	148,148	142,317	(5,831)
Expiring 02/03/15	Bank of America	BRL	462	187,194	172,144	(15,050)
Expiring 02/03/15	Barclays Capital Group	BRL	2,465	952,901	918,621	(34,280)
Expiring 02/03/15	Deutsche Bank AG	BRL	1,091	442,400	406,749	(35,651)
Expiring 02/03/15	Hong Kong & Shanghai Bank	BRL	1,643	639,111	612,237	(26,874)
Expiring 02/03/15	UBS AG	BRL	6,505	2,467,163	2,424,199	(42,964)
Expiring 02/04/15	Barclays Capital Group	BRL	1,018	405,000	379,406	(25,594)
British Pound,
Expiring 01/05/15	Deutsche Bank AG	GBP	17,364	26,974,974	27,062,515	87,541
Expiring 02/03/15	UBS AG	GBP	285	443,223	444,081	858
Expiring 02/13/15	Citigroup Global Markets	GBP	152	241,319	235,998	(5,321)
Expiring 03/18/15	Barclays Capital Group	GBP	2,390	3,735,622	3,722,844	(12,778)
Expiring 03/18/15	Morgan Stanley	GBP	2,258	3,528,157	3,516,558	(11,599)
Expiring 03/18/15	Morgan Stanley	GBP	1,246	1,937,897	1,940,257	2,360
Expiring 03/18/15	Morgan Stanley	GBP	1,196	1,862,820	1,862,952	132
Expiring 03/18/15	Morgan Stanley	GBP	1,061	1,658,576	1,653,123	(5,453)
Expiring 03/18/15	Morgan Stanley	GBP	594	923,607	924,732	1,125
Expiring 03/18/15	UBS AG	GBP	2,000	3,123,860	3,115,247	(8,613)
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	342	573,801	532,167	(41,634)
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	22	37,585	34,473	(3,112)
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	9	15,389	14,035	(1,354)
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	5	7,980	7,443	(537)
Canadian Dollar,
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	952	831,915	819,472	(12,443)
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	607	522,104	522,266	162
Expiring 01/07/15	Royal Bank of Scotland Group PLC	CAD	1,162	1,057,589	999,713	(57,876)
Expiring 03/18/15	Barclays Capital Group	CAD	20,217	17,576,689	17,371,453	(205,236)
Expiring 03/18/15	Morgan Stanley	CAD	25,893	22,559,550	22,248,972	(310,578)
Expiring 03/18/15	Morgan Stanley	CAD	7,138	6,147,721	6,133,669	(14,052)
Expiring 03/18/15	Morgan Stanley	CAD	5,565	4,776,976	4,781,947	4,971
Expiring 03/18/15	Morgan Stanley	CAD	3,592	3,093,779	3,086,707	(7,072)
Expiring 03/18/15	Morgan Stanley	CAD	2,905	2,493,947	2,496,542	2,595
Expiring 03/18/15	Morgan Stanley	CAD	1,913	1,673,450	1,643,530	(29,920)
Expiring 03/18/15	Morgan Stanley	CAD	709	607,269	608,902	1,633
Expiring 03/18/15	Morgan Stanley	CAD	337	288,996	289,773	777
Chinese Yuan,
Expiring 01/16/15	Bank of America	CNY	18,540	2,998,981	2,982,287	(16,694)
Expiring 01/16/15	Citigroup Global Markets	CNY	40	6,473	6,434	(39)
Expiring 09/08/15	Barclays Capital Group	CNY	1,596	260,000	252,289	(7,711)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,448	571,428	544,863	(26,565)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,530	252,893	241,796	(11,097)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,090	177,000	172,310	(4,690)
Expiring 09/08/15	Morgan Stanley	CNY	738	120,000	116,631	(3,369)
Expiring 09/08/15	Morgan Stanley	CNY	554	90,000	87,544	(2,456)
Colombian Peso,
Expiring 01/16/15	Bank of America	COP	2,923,480	1,414,530	1,229,720	(184,810)
Expiring 01/16/15	Bank of America	COP	164,760	76,023	69,304	(6,719)
Danish Krone,
Expiring 01/02/15	Goldman Sachs & Co.	DKK	3,365	578,076	546,770	(31,306)
Euro,
Expiring 01/05/15	Citigroup Global Markets	EUR	92,449	113,304,840	111,873,647	(1,431,193)

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 01/05/15	Citigroup Global Markets	EUR	7,409	$9,161,840	$8,965,771	$(196,069)
Expiring 01/05/15	Citigroup Global Markets	EUR	4,437	5,489,363	5,369,298	(120,065)
Expiring 01/05/15	Citigroup Global Markets	EUR	333	413,912	402,970	(10,942)
Expiring 01/05/15	Deutsche Bank AG	EUR	2,424	3,006,073	2,933,329	(72,744)
Expiring 01/05/15	Goldman Sachs & Co.	EUR	52,010	63,369,520	62,938,822	(430,698)
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	438	577,464	530,201	(47,263)
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	5	7,254	6,359	(895)
Expiring 01/16/15	Bank of America	EUR	137	173,740	165,926	(7,814)
Expiring 02/13/15	Bank of America	EUR	359	443,388	434,598	(8,790)
Expiring 02/13/15	Citigroup Global Markets	EUR	126	156,128	152,255	(3,873)
Expiring 02/19/15	Citigroup Global Markets	EUR	78	95,709	94,429	(1,280)
Expiring 03/18/15	Barclays Capital Group	EUR	18,005	22,251,116	21,802,459	(448,657)
Expiring 03/18/15	Citigroup Global Markets	EUR	155	192,408	188,004	(4,404)
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	438	543,218	530,815	(12,403)
Expiring 03/18/15	Morgan Stanley	EUR	6,691	8,282,810	8,101,982	(180,828)
Expiring 03/18/15	Morgan Stanley	EUR	3,706	4,587,419	4,487,268	(100,151)
Expiring 03/18/15	Morgan Stanley	EUR	2,585	3,217,918	3,130,439	(87,479)
Expiring 03/18/15	Morgan Stanley	EUR	922	1,148,209	1,116,995	(31,214)
Expiring 06/09/15	Royal Bank of Scotland Group PLC	EUR	83	102,754	99,987	(2,767)
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	169	213,979	205,137	(8,842)
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	72	90,422	87,356	(3,066)
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	70	88,991	84,598	(4,393)
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	49	61,764	58,946	(2,818)
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	46	58,330	55,385	(2,945)
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	26	33,017	31,545	(1,472)
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	16	20,698	19,727	(971)
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	12	15,318	14,623	(695)
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	4	5,199	4,964	(235)
Expiring 11/09/15	Royal Bank of Scotland Group PLC	EUR	35	43,167	42,032	(1,135)
Indian Rupee,
Expiring 01/16/15	Barclays Capital Group	INR	341,170	5,462,216	5,386,002	(76,214)
Expiring 01/16/15	Barclays Capital Group	INR	61,600	995,314	972,470	(22,844)
Expiring 01/16/15	Barclays Capital Group	INR	2,780	43,835	43,888	53
Expiring 01/16/15	Citigroup Global Markets	INR	21,520	344,761	339,733	(5,028)
Expiring 01/20/15	Citigroup Global Markets	INR	398,590	6,389,269	6,286,992	(102,277)
Expiring 01/20/15	Citigroup Global Markets	INR	238,157	3,817,583	3,756,473	(61,110)
Japanese Yen,
Expiring 01/05/15	Bank of America	JPY	196,224	1,636,205	1,638,275	2,070
Expiring 01/05/15	Citigroup Global Markets	JPY	454,202	3,761,503	3,792,129	30,626
Expiring 01/05/15	Deutsche Bank AG	JPY	440,785	3,658,266	3,680,111	21,845
Expiring 01/05/15	Hong Kong & Shanghai Bank	JPY	155,400	1,312,359	1,297,435	(14,924)
Expiring 01/05/15	Hong Kong & Shanghai Bank	JPY	140,700	1,190,265	1,174,705	(15,560)
Expiring 01/05/15	JPMorgan Chase	JPY	911,800	7,622,275	7,612,621	(9,654)
Expiring 01/05/15	JPMorgan Chase	JPY	646,200	5,419,791	5,395,125	(24,666)
Expiring 01/05/15	JPMorgan Chase	JPY	590,800	4,978,261	4,932,590	(45,671)
Expiring 01/05/15	JPMorgan Chase	JPY	161,900	1,339,007	1,351,704	12,697
Expiring 01/16/15	Bank of America	JPY	161,460	1,510,482	1,348,159	(162,323)
Expiring 01/16/15	Barclays Capital Group	JPY	94,950	881,960	792,814	(89,146)
Expiring 02/13/15	Bank of America	JPY	15,000	129,050	125,276	(3,774)
Expiring 03/18/15	Barclays Capital Group	JPY	2,797,815	23,332,621	23,374,390	41,769
Expiring 03/18/15	Barclays Capital Group	JPY	2,583,139	21,542,319	21,580,883	38,564
Expiring 03/18/15	Morgan Stanley	JPY	2,806,094	23,146,208	23,443,557	297,349
Expiring 03/18/15	Morgan Stanley	JPY	518,187	4,344,699	4,329,198	(15,501)
Expiring 03/18/15	Morgan Stanley	JPY	307,431	2,577,633	2,568,437	(9,196)
Expiring 03/18/15	Morgan Stanley	JPY	261,165	2,206,658	2,181,910	(24,748)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (continued),
Expiring 03/18/15	Morgan Stanley	JPY	239,818	$1,978,154	$2,003,566	$25,412
Expiring 03/18/15	Morgan Stanley	JPY	123,917	1,047,007	1,035,265	(11,742)
Malaysian Ringgit,
Expiring 01/16/15	Bank of America	MYR	4,810	1,372,239	1,373,838	1,599
Expiring 01/16/15	Citigroup Global Markets	MYR	4,970	1,423,865	1,419,538	(4,327)
Expiring 01/20/15	UBS AG	MYR	35,097	10,819,026	10,021,106	(797,920)
Expiring 02/26/15	Bank of America	MYR	1,118	338,117	318,377	(19,740)
Mexican Peso,
Expiring 01/07/15	Bank of America	MXN	14,237	987,903	964,565	(23,338)
Expiring 01/07/15	Bank of America	MXN	10,270	705,367	695,789	(9,578)
Expiring 01/15/15	Bank of America	MXN	9,820	675,378	664,968	(10,410)
Expiring 01/16/15	Bank of America	MXN	12,680	931,066	858,581	(72,485)
Expiring 01/16/15	Barclays Capital Group	MXN	40,902	3,008,492	2,769,500	(238,992)
Expiring 01/16/15	Barclays Capital Group	MXN	22,280	1,639,370	1,508,612	(130,758)
Expiring 01/16/15	Citigroup Global Markets	MXN	11,080	814,436	750,243	(64,193)
Expiring 01/16/15	Citigroup Global Markets	MXN	5,480	375,483	371,035	(4,448)
Expiring 01/16/15	Citigroup Global Markets	MXN	4,588	336,671	310,629	(26,042)
Expiring 02/05/15	Barclays Capital Group	MXN	26,551	1,950,329	1,795,560	(154,769)
Expiring 02/05/15	Barclays Capital Group	MXN	15,667	1,148,632	1,059,509	(89,123)
Expiring 02/05/15	Barclays Capital Group	MXN	4,953	338,803	334,955	(3,848)
Expiring 02/05/15	Barclays Capital Group	MXN	1,868	138,186	126,327	(11,859)
Expiring 02/05/15	Citigroup Global Markets	MXN	1,470	107,270	99,412	(7,858)
Expiring 02/05/15	Credit Suisse First Boston Corp.	MXN	13,866	1,017,815	937,714	(80,101)
Expiring 02/05/15	Goldman Sachs & Co.	MXN	1,483	108,621	100,291	(8,330)
Expiring 02/05/15	JPMorgan Chase	MXN	2,150	158,000	145,417	(12,583)
Expiring 02/05/15	UBS AG	MXN	1,666	113,080	112,666	(414)
Expiring 03/04/15	Deutsche Bank AG	MXN	12,231	846,491	825,750	(20,741)
Expiring 03/04/15	Deutsche Bank AG	MXN	10,310	705,560	696,058	(9,502)
New Zealand Dollar,
Expiring 01/05/15	Goldman Sachs & Co.	NZD	2,474	1,911,619	1,928,770	17,151
Expiring 01/05/15	JPMorgan Chase	NZD	3,216	2,481,599	2,507,245	25,646
Expiring 03/18/15	Morgan Stanley	NZD	107,353	81,101,372	83,110,347	2,008,975
Expiring 03/18/15	Morgan Stanley	NZD	39,587	29,906,139	30,646,949	740,810
Expiring 03/18/15	Morgan Stanley	NZD	5,564	4,289,922	4,307,459	17,537
Expiring 03/18/15	Morgan Stanley	NZD	5,422	4,197,942	4,197,674	(268)
Expiring 03/18/15	Morgan Stanley	NZD	4,039	3,101,598	3,126,998	25,400
Expiring 03/18/15	Morgan Stanley	NZD	3,439	2,638,490	2,662,633	24,143
Expiring 03/18/15	Morgan Stanley	NZD	2,851	2,198,372	2,207,359	8,987
Expiring 03/18/15	Morgan Stanley	NZD	2,417	1,871,037	1,870,918	(119)
Expiring 03/18/15	Morgan Stanley	NZD	2,043	1,568,767	1,581,614	12,847
Expiring 03/18/15	Morgan Stanley	NZD	1,817	1,393,963	1,406,718	12,755
Norwegian Krone,
Expiring 03/18/15	Barclays Capital Group	NOK	367,357	51,284,201	49,180,540	(2,103,661)
Expiring 03/18/15	Barclays Capital Group	NOK	273,111	38,127,203	36,563,237	(1,563,966)
Expiring 03/27/15	Royal Bank of Scotland Group PLC	NOK	45	7,253	6,023	(1,230)
Expiring 06/29/15	Royal Bank of Scotland Group PLC	NOK	1,546	248,437	206,561	(41,876)
Expiring 04/27/16	Royal Bank of Scotland Group PLC	NOK	2,551	406,761	341,216	(65,545)
Polish Zloty,
Expiring 01/16/15	Bank of America	PLN	2,179	653,749	614,818	(38,931)
Expiring 01/16/15	Bank of America	PLN	438	129,750	123,548	(6,202)
Expiring 01/30/15	Barclays Capital Group	PLN	2,269	679,123	639,921	(39,202)
Russian Ruble,
Expiring 01/16/15	Bank of America	RUB	15,490	378,082	252,439	(125,643)
Expiring 01/16/15	Bank of America	RUB	14,900	345,656	242,823	(102,833)
Expiring 01/16/15	Bank of America	RUB	11,898	208,189	193,900	(14,289)
Expiring 01/16/15	Bank of America	RUB	3,700	78,585	60,299	(18,286)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Russian Ruble (continued),
Expiring 01/16/15	Barclays Capital Group	RUB	15,000	$347,947	$244,453	$(103,494)
Expiring 01/16/15	Citigroup Global Markets	RUB	54,200	1,331,695	883,290	(448,405)
Singapore Dollar,
Expiring 03/18/15	Morgan Stanley	SGD	8,239	6,277,297	6,211,579	(65,718)
Expiring 03/18/15	Morgan Stanley	SGD	6,342	4,871,249	4,781,101	(90,148)
Expiring 03/18/15	Morgan Stanley	SGD	3,957	3,014,664	2,983,103	(31,561)
Expiring 03/18/15	Morgan Stanley	SGD	3,342	2,550,156	2,519,966	(30,190)
Expiring 03/18/15	Morgan Stanley	SGD	3,218	2,471,907	2,426,162	(45,745)
Expiring 03/18/15	Morgan Stanley	SGD	1,239	945,210	934,020	(11,190)
South African Rand,
Expiring 01/16/15	Citigroup Global Markets	ZAR	27,073	2,456,998	2,334,192	(122,806)
South Korean Won,
Expiring 01/16/15	Barclays Capital Group	KRW	1,588,760	1,438,586	1,444,183	5,597
Expiring 01/16/15	Barclays Capital Group	KRW	1,480,620	1,399,187	1,345,883	(53,304)
Swedish Krona,
Expiring 03/18/15	Barclays Capital Group	SEK	52,164	6,934,260	6,693,341	(240,919)
Expiring 03/18/15	Morgan Stanley	SEK	52,469	6,979,466	6,732,534	(246,932)
Expiring 03/18/15	Morgan Stanley	SEK	51,610	6,742,164	6,622,296	(119,868)
Expiring 03/18/15	Morgan Stanley	SEK	40,194	5,302,757	5,157,414	(145,343)
Expiring 03/18/15	Morgan Stanley	SEK	37,897	4,999,742	4,862,705	(137,037)
Expiring 03/18/15	Morgan Stanley	SEK	36,748	4,848,235	4,715,350	(132,885)
Expiring 03/18/15	Morgan Stanley	SEK	30,313	4,016,909	3,889,603	(127,306)
Expiring 03/18/15	Morgan Stanley	SEK	28,845	3,805,559	3,701,253	(104,306)
Expiring 03/18/15	Morgan Stanley	SEK	27,714	3,656,322	3,556,106	(100,216)
Expiring 03/18/15	Morgan Stanley	SEK	26,058	3,404,111	3,343,590	(60,521)
Expiring 03/18/15	Morgan Stanley	SEK	15,978	2,057,711	2,050,254	(7,457)
Expiring 03/18/15	Morgan Stanley	SEK	13,756	1,822,811	1,765,041	(57,770)
Expiring 03/18/15	Morgan Stanley	SEK	10,684	1,418,513	1,370,876	(47,637)
Expiring 03/18/15	Morgan Stanley	SEK	9,783	1,301,379	1,255,337	(46,042)
Swiss Franc,
Expiring 02/12/15	Citigroup Global Markets	CHF	3,291	3,390,410	3,312,713	(77,697)
Expiring 02/12/15	Citigroup Global Markets	CHF	1,705	1,760,734	1,716,249	(44,485)
Expiring 02/12/15	Goldman Sachs & Co.	CHF	192	197,815	193,267	(4,548)
Expiring 03/18/15	Morgan Stanley	CHF	7,399	7,670,313	7,453,024	(217,289)
Expiring 03/18/15	Morgan Stanley	CHF	6,566	6,807,016	6,614,432	(192,584)
Expiring 03/18/15	Morgan Stanley	CHF	5,770	6,032,123	5,812,363	(219,760)
Expiring 03/18/15	Morgan Stanley	CHF	3,597	3,728,491	3,622,868	(105,623)
Expiring 03/18/15	Morgan Stanley	CHF	2,998	3,107,692	3,019,769	(87,923)
Expiring 03/18/15	Morgan Stanley	CHF	2,922	3,054,291	2,943,018	(111,273)
Expiring 03/18/15	Morgan Stanley	CHF	611	623,004	615,285	(7,719)

				$1,017,724,534	$1,003,860,525	(13,864,009)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/05/15	BNP Paribas	AUD	216	$182,864	$176,276	$6,588
Expiring 01/05/15	Hong Kong & Shanghai Bank	AUD	12,184	10,421,636	9,943,014	478,622
Expiring 02/03/15	Citigroup Global Markets	AUD	936	762,510	762,223	287
Expiring 02/03/15	Goldman Sachs & Co.	AUD	1,522	1,231,755	1,239,428	(7,673)
Expiring 02/03/15	UBS AG	AUD	12,184	9,942,234	9,921,673	20,561
Expiring 02/03/15	UBS AG	AUD	1,747	1,424,803	1,422,655	2,148
Expiring 03/18/15	Morgan Stanley	AUD	8,626	7,040,509	7,002,537	37,972
Expiring 03/18/15	Morgan Stanley	AUD	7,762	6,383,663	6,301,669	81,994
Expiring 03/18/15	Morgan Stanley	AUD	6,439	5,352,647	5,227,248	125,399
Expiring 03/18/15	Morgan Stanley	AUD	3,913	3,193,909	3,176,683	17,226
Expiring 03/18/15	Morgan Stanley	AUD	2,743	2,255,631	2,226,659	28,972

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar (continued),
Expiring 03/18/15	Morgan Stanley	AUD	2,718	$2,259,679	$2,206,740	$52,939
Expiring 03/18/15	Morgan Stanley	AUD	2,062	1,685,719	1,673,869	11,850
Expiring 03/18/15	Morgan Stanley	AUD	1,048	856,903	850,879	6,024
Expiring 03/18/15	UBS AG	AUD	2,800	2,318,851	2,273,110	45,741
Brazilian Real,
Expiring 01/05/15	Bank of America	BRL	1,304	554,000	489,708	64,292
Expiring 01/05/15	BNP Paribas	BRL	28,558	10,751,511	10,728,422	23,089
Expiring 01/05/15	BNP Paribas	BRL	6,203	2,387,592	2,330,397	57,195
Expiring 01/05/15	Citigroup Global Markets	BRL	9,209	3,911,656	3,459,470	452,186
Expiring 01/05/15	Citigroup Global Markets	BRL	8,454	3,593,268	3,175,998	417,270
Expiring 01/05/15	Citigroup Global Markets	BRL	3,864	1,565,680	1,451,740	113,940
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	5,716	2,412,000	2,147,309	264,691
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	1,550	667,000	582,453	84,547
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	1,433	596,000	538,499	57,501
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	1,125	477,000	422,450	54,550
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	1,038	378,000	389,798	(11,798)
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	364	153,000	136,785	16,215
Expiring 01/05/15	Credit Suisse First Boston Corp.	BRL	212	89,000	79,517	9,483
Expiring 01/05/15	Deutsche Bank AG	BRL	24,394	9,183,603	9,163,881	19,722
Expiring 01/05/15	Deutsche Bank AG	BRL	9,074	3,416,146	3,408,810	7,336
Expiring 01/05/15	Deutsche Bank AG	BRL	1,247	460,000	468,396	(8,396)
Expiring 01/05/15	Deutsche Bank AG	BRL	1,222	442,000	459,034	(17,034)
Expiring 01/05/15	Goldman Sachs & Co.	BRL	17,600	6,626,007	6,611,778	14,229
Expiring 01/05/15	Goldman Sachs & Co.	BRL	389	163,000	146,068	16,932
Expiring 01/05/15	Goldman Sachs & Co.	BRL	389	163,000	145,933	17,067
Expiring 01/05/15	Hong Kong & Shanghai Bank	BRL	6,417	2,654,557	2,410,717	243,840
Expiring 01/05/15	JPMorgan Chase	BRL	25,400	10,928,492	9,541,998	1,386,494
Expiring 01/05/15	JPMorgan Chase	BRL	13,154	5,636,376	4,941,406	694,970
Expiring 01/05/15	JPMorgan Chase	BRL	5,595	2,376,526	2,101,800	274,726
Expiring 01/05/15	JPMorgan Chase	BRL	3,048	1,293,935	1,144,891	149,044
Expiring 01/05/15	JPMorgan Chase	BRL	532	222,009	199,856	22,153
Expiring 01/05/15	UBS AG	BRL	5,199	1,957,274	1,953,071	4,203
Expiring 01/05/15	UBS AG	BRL	2,601	1,120,000	977,149	142,851
Expiring 01/15/15	Bank of America	BRL	1,870	676,997	700,546	(23,549)
Expiring 01/15/15	Deutsche Bank AG	BRL	1,833	680,000	686,662	(6,662)
Expiring 01/16/15	Barclays Capital Group	BRL	8,170	3,302,878	3,059,818	243,060
Expiring 01/16/15	Barclays Capital Group	BRL	4,830	1,964,213	1,808,926	155,287
Expiring 01/16/15	Barclays Capital Group	BRL	3,920	1,480,922	1,468,114	12,808
Expiring 02/03/15	BNP Paribas	BRL	3,506	1,309,952	1,306,766	3,186
Expiring 03/13/15	Citigroup Global Markets	BRL	9,081	3,396,602	3,348,937	47,665
Expiring 04/02/15	Barclays Capital Group	BRL	2,530	1,045,258	927,056	118,202
Expiring 04/02/15	Citigroup Global Markets	BRL	6,602	2,689,754	2,419,396	270,358
Expiring 07/02/15	BNP Paribas	BRL	18,856	7,483,080	6,732,515	750,565
Expiring 07/02/15	BNP Paribas	BRL	344	136,578	122,873	13,705
Expiring 07/02/15	Credit Suisse First Boston Corp.	BRL	3,609	1,322,171	1,288,551	33,620
Expiring 07/02/15	Credit Suisse First Boston Corp.	BRL	3,455	1,265,730	1,233,545	32,185
Expiring 07/02/15	Deutsche Bank AG	BRL	24,394	8,991,333	8,709,731	281,602
Expiring 07/02/15	Deutsche Bank AG	BRL	11,543	4,254,591	4,121,340	133,251
Expiring 10/02/15	Goldman Sachs & Co.	BRL	19,100	7,211,085	6,647,439	563,646
Expiring 10/02/15	UBS AG	BRL	8,500	3,297,513	2,958,284	339,229
British Pound,
Expiring 01/05/15	Deutsche Bank AG	GBP	17,364	27,257,660	27,062,516	195,144
Expiring 02/03/15	Credit Suisse First Boston Corp.	GBP	1,458	2,278,086	2,271,824	6,262
Expiring 02/03/15	Deutsche Bank AG	GBP	17,364	26,969,591	27,056,211	(86,620)
Expiring 02/03/15	Goldman Sachs & Co.	GBP	37	58,117	57,652	465
Expiring 02/13/15	Barclays Capital Group	GBP	23	36,015	35,837	178
Expiring 03/18/15	Barclays Capital Group	GBP	4,264	6,664,673	6,641,876	22,797
Expiring 03/18/15	Morgan Stanley	GBP	9,228	14,372,982	14,374,002	(1,020)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (continued),
Expiring 03/18/15	Morgan Stanley	GBP	641		$1,003,689	$998,748	$4,941
Expiring 03/18/15	Morgan Stanley	GBP	593		927,447	922,881	4,566
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	134		224,487	208,551	15,936
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	103		173,422	159,797	13,625
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	82		136,828	126,945	9,883
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	47		78,123	72,420	5,703
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	5		7,817	7,217	600
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	4		6,471	5,997	474
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	4		6,285	5,823	462
Expiring 04/07/15	Royal Bank of Scotland Group PLC	GBP	1		1,485	1,369	116
Canadian Dollar,
Expiring 01/05/15	Citigroup Global Markets	CAD	1,241		1,100,963	1,068,052	32,911
Expiring 01/05/15	Hong Kong & Shanghai Bank	CAD	1,242		1,101,657	1,068,913	32,744
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	314		274,095	270,231	3,864
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	211		191,246	181,292	9,954
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	206		187,019	177,124	9,895
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	188		172,103	161,738	10,365
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	173		152,046	148,921	3,125
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	167		153,236	143,836	9,400
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	125		112,529	107,369	5,160
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	120		105,176	103,114	2,062
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	108		97,778	92,832	4,946
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	71		64,532	60,896	3,636
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	52		47,107	44,959	2,148
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	40		36,435	34,194	2,241
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	34		30,833	29,109	1,724
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	15		12,801	12,819	(18)
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	9		7,920	7,478	442
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	1		1,129	1,076	53
Expiring 01/07/15	Credit Suisse First Boston Corp.	CAD	1		976	929	47
Expiring 01/07/15	Royal Bank of Scotland Group PLC	CAD	675		616,704	581,209	35,495
Expiring 01/07/15	Royal Bank of Scotland Group PLC	CAD	173		157,562	148,480	9,082
Expiring 01/07/15	Royal Bank of Scotland Group PLC	CAD	160		146,222	137,554	8,668
Expiring 01/07/15	Royal Bank of Scotland Group PLC	CAD	125		114,489	107,614	6,875
Expiring 01/07/15	Royal Bank of Scotland Group PLC	CAD	29		26,300	24,856	1,444
Expiring 02/06/15	Credit Suisse First Boston Corp.	CAD	14		11,751	11,708	43
Expiring 02/06/15	Credit Suisse First Boston Corp.	CAD	5		4,512	4,445	67
Expiring 02/06/15	Credit Suisse First Boston Corp.	CAD	1		546	535	11
Expiring 02/06/15	Credit Suisse First Boston Corp.	CAD	—	(r)	89	88	1
Expiring 03/03/15	Citigroup Global Markets	CAD	6,684		5,833,377	5,745,358	88,019
Expiring 03/03/15	Citigroup Global Markets	CAD	719		619,822	618,030	1,792
Expiring 03/03/15	Goldman Sachs & Co.	CAD	310		265,873	266,466	(593)
Expiring 03/18/15	Barclays Capital Group	CAD	8,702		7,565,670	7,477,329	88,341
Expiring 03/18/15	Credit Suisse First Boston Corp.	CAD	126		109,672	107,997	1,675
Expiring 03/18/15	Credit Suisse First Boston Corp.	CAD	29		24,596	24,554	42

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 03/18/15	Credit Suisse First Boston Corp.	CAD	12		$10,526	$10,533	$(7)
Expiring 03/18/15	Credit Suisse First Boston Corp.	CAD	2		1,749	1,724	25
Expiring 03/18/15	Credit Suisse First Boston Corp.	CAD	—	(r)	133	133	—
Expiring 03/18/15	Morgan Stanley	CAD	12,314		10,728,968	10,581,262	147,706
Expiring 03/18/15	Morgan Stanley	CAD	2,851		2,458,862	2,450,152	8,710
Expiring 03/18/15	Morgan Stanley	CAD	1,836		1,588,481	1,577,905	10,576
Expiring 03/18/15	Morgan Stanley	CAD	1,539		1,327,095	1,322,394	4,701
Expiring 03/18/15	Morgan Stanley	CAD	1,435		1,241,433	1,233,167	8,266
Expiring 03/18/15	UBS AG	CAD	8,900		7,775,038	7,647,500	127,538
Chinese Yuan,
Expiring 01/16/15	Barclays Capital Group	CNY	9,020		1,459,358	1,450,929	8,429
Expiring 02/09/15	UBS AG	CNY	7,852		1,271,312	1,259,390	11,922
Colombian Peso,
Expiring 01/16/15	Bank of America	COP	1,600,420		720,423	673,194	47,229
Expiring 01/16/15	Barclays Capital Group	COP	1,487,820		668,083	625,831	42,252
Danish Krone,
Expiring 01/02/15	Barclays Capital Group	DKK	3,320		565,829	539,459	26,370
Euro,
Expiring 01/05/15	BNP Paribas	EUR	2,676		3,299,489	3,238,278	61,211
Expiring 01/05/15	BNP Paribas	EUR	1,734		2,156,742	2,098,346	58,396
Expiring 01/05/15	BNP Paribas	EUR	1,292		1,597,368	1,563,474	33,894
Expiring 01/05/15	Citigroup Global Markets	EUR	1,704		2,100,430	2,062,043	38,387
Expiring 01/05/15	Deutsche Bank AG	EUR	1,685		2,066,799	2,039,050	27,749
Expiring 01/05/15	Goldman Sachs & Co.	EUR	7,174		8,938,125	8,681,393	256,732
Expiring 01/05/15	JPMorgan Chase	EUR	76,695		95,114,974	92,810,210	2,304,764
Expiring 01/05/15	JPMorgan Chase	EUR	6,298		7,857,246	7,621,329	235,917
Expiring 01/05/15	UBS AG	EUR	58,165		72,252,602	70,386,327	1,866,275
Expiring 01/05/15	UBS AG	EUR	1,639		2,014,916	1,983,385	31,531
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	63		85,347	75,583	9,764
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	61		84,983	73,880	11,103
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	45		61,772	54,977	6,795
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	41		55,834	49,613	6,221
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	28		38,234	33,279	4,955
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	26		35,417	31,415	4,002
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	26		35,279	31,416	3,863
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	26		35,200	31,415	3,785
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	26		35,164	31,415	3,749
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	26		35,142	31,415	3,727
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	26		35,104	31,416	3,688
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	26		35,015	31,416	3,599
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	13		17,539	15,441	2,098
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	5		7,283	6,358	925
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	3		3,501	3,088	413

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	2	$2,525	$2,223	$302
Expiring 01/07/15	Royal Bank of Scotland Group PLC	EUR	2	2,509	2,210	299
Expiring 01/16/15	Barclays Capital Group	EUR	10,510	13,313,395	12,719,874	593,521
Expiring 02/03/15	Citigroup Global Markets	EUR	92,448	113,335,701	111,906,911	1,428,790
Expiring 02/03/15	Citigroup Global Markets	EUR	609	743,630	737,185	6,445
Expiring 02/03/15	Goldman Sachs & Co.	EUR	52,010	63,387,708	62,957,322	430,386
Expiring 02/03/15	Goldman Sachs & Co.	EUR	776	945,013	939,336	5,677
Expiring 02/03/15	JPMorgan Chase	EUR	1,382	1,690,629	1,672,890	17,739
Expiring 02/13/15	Bank of America	EUR	7,387	9,219,156	8,942,698	276,458
Expiring 02/13/15	Bank of America	EUR	230	285,090	278,433	6,657
Expiring 02/13/15	Bank of America	EUR	62	77,560	75,107	2,453
Expiring 02/13/15	Citigroup Global Markets	EUR	2,322	2,906,683	2,811,412	95,271
Expiring 02/13/15	Citigroup Global Markets	EUR	350	425,510	423,702	1,808
Expiring 02/13/15	Citigroup Global Markets	EUR	200	245,857	242,115	3,742
Expiring 02/19/15	Bank of America	EUR	592	742,486	716,693	25,793
Expiring 02/19/15	Bank of America	EUR	582	723,740	704,587	19,153
Expiring 02/19/15	Citigroup Global Markets	EUR	212	264,892	256,654	8,238
Expiring 02/19/15	Goldman Sachs & Co.	EUR	21,130	26,355,345	25,580,618	774,727
Expiring 02/19/15	Goldman Sachs & Co.	EUR	2,134	2,641,461	2,583,485	57,976
Expiring 02/19/15	Goldman Sachs & Co.	EUR	767	949,454	928,553	20,901
Expiring 02/19/15	Hong Kong & Shanghai Bank	EUR	1,055	1,301,000	1,277,732	23,268
Expiring 03/18/15	Barclays Capital Group	EUR	1,241	1,533,527	1,502,606	30,921
Expiring 03/18/15	Citigroup Global Markets	EUR	373	456,891	451,153	5,738
Expiring 03/18/15	Citigroup Global Markets	EUR	357	438,417	431,681	6,736
Expiring 03/18/15	Citigroup Global Markets	EUR	352	437,438	426,188	11,250
Expiring 03/18/15	Citigroup Global Markets	EUR	319	393,690	386,308	7,382
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	373	456,891	451,155	5,736
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	357	438,415	431,679	6,736
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	352	437,439	426,189	11,250
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	319	393,688	386,306	7,382
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	88	109,130	107,036	2,094
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	46	57,508	55,817	1,691
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	24	30,248	29,562	686
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	22	27,208	26,807	401
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	20	24,604	24,052	552
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	20	24,508	24,094	414
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	9	11,444	11,274	170
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	4	4,806	4,672	134
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	2	2,621	2,564	57
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	2	2,365	2,300	65
Expiring 03/18/15	Credit Suisse First Boston Corp.	EUR	1	1,662	1,621	41
Expiring 03/18/15	Morgan Stanley	EUR	23,006	28,220,261	27,857,511	362,750
Expiring 03/18/15	Morgan Stanley	EUR	8,781	10,771,059	10,632,605	138,454
Expiring 03/18/15	Morgan Stanley	EUR	8,584	10,471,915	10,394,489	77,426
Expiring 03/18/15	Morgan Stanley	EUR	4,318	5,267,360	5,228,415	38,945
Expiring 03/18/15	Morgan Stanley	EUR	4,197	5,140,168	5,082,700	57,468
Expiring 03/18/15	Morgan Stanley	EUR	2,348	2,925,499	2,843,268	82,231
Expiring 03/18/15	Morgan Stanley	EUR	2,150	2,632,914	2,603,477	29,437
Expiring 03/18/15	Morgan Stanley	EUR	1,168	1,454,986	1,414,089	40,897
Expiring 03/18/15	UBS AG	EUR	7,250	8,929,710	8,779,073	150,637
Expiring 04/07/15	Royal Bank of Scotland Group PLC	EUR	3	3,476	3,180	296
Expiring 06/09/15	Royal Bank of Scotland Group PLC	EUR	83	106,332	99,987	6,345
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	795	1,032,517	963,338	69,179
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	695	899,123	842,057	57,066

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	172	$215,906	$208,935	$6,971
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	122	151,158	148,350	2,808
Expiring 06/17/15	Credit Suisse First Boston Corp.	EUR	93	119,755	112,834	6,921
Expiring 11/09/15	Royal Bank of Scotland Group PLC	EUR	35	44,624	42,032	2,592
Expiring 04/05/16	Royal Bank of Scotland Group PLC	EUR	3	3,486	3,208	278
Expiring 04/05/17	Royal Bank of Scotland Group PLC	EUR	3	3,501	3,239	262
Hungarian Forint,
Expiring 01/30/15	Credit Suisse First Boston Corp.	HUF	255,500	1,050,325	975,773	74,552
Indian Rupee,
Expiring 01/16/15	Bank of America	INR	9,550	153,241	150,764	2,477
Expiring 01/20/15	JPMorgan Chase	INR	12,116	190,000	191,111	(1,111)
Expiring 01/20/15	UBS AG	INR	13,742	216,000	216,752	(752)
Expiring 01/20/15	UBS AG	INR	6,635	104,000	104,658	(658)
Expiring 01/23/15	JPMorgan Chase	INR	4,146	65,000	65,348	(348)
Expiring 02/26/15	Goldman Sachs & Co.	INR	49,999	791,000	782,903	8,097
Expiring 02/26/15	Hong Kong & Shanghai Bank	INR	143,121	2,261,000	2,241,041	19,959
Expiring 02/26/15	UBS AG	INR	56,911	910,000	891,138	18,862
Expiring 02/26/15	UBS AG	INR	37,319	589,000	584,354	4,646
Expiring 02/26/15	UBS AG	INR	13,210	208,000	206,848	1,152
Israeli Shekel,
Expiring 01/14/15	Barclays Capital Group	ILS	22,373	5,982,000	5,735,781	246,219
Expiring 01/14/15	Goldman Sachs & Co.	ILS	2,411	632,000	618,204	13,796
Expiring 01/14/15	Hong Kong & Shanghai Bank	ILS	666	171,217	170,848	369
Japanese Yen,
Expiring 01/05/15	BNP Paribas	JPY	481,100	4,060,426	4,016,705	43,721
Expiring 01/05/15	Credit Suisse First Boston Corp.	JPY	2,193,186	18,533,548	18,310,915	222,633
Expiring 01/05/15	Credit Suisse First Boston Corp.	JPY	10,324	87,243	86,195	1,048
Expiring 01/05/15	Deutsche Bank AG	JPY	353,300	3,015,059	2,949,702	65,357
Expiring 01/05/15	Goldman Sachs & Co.	JPY	474,200	3,982,264	3,959,097	23,167
Expiring 01/05/15	Goldman Sachs & Co.	JPY	185,900	1,574,317	1,552,080	22,237
Expiring 01/16/15	Bank of America	JPY	15,000	125,728	125,247	481
Expiring 01/16/15	Barclays Capital Group	JPY	2,636,260	24,622,986	22,012,251	2,610,735
Expiring 02/03/15	Bank of America	JPY	196,224	1,636,564	1,638,685	(2,121)
Expiring 02/03/15	Citigroup Global Markets	JPY	454,201	3,762,434	3,793,074	(30,640)
Expiring 02/03/15	Deutsche Bank AG	JPY	440,785	3,659,181	3,681,035	(21,854)
Expiring 02/13/15	Bank of America	JPY	322,580	2,814,711	2,694,111	120,600
Expiring 02/13/15	Bank of America	JPY	35,000	295,566	292,312	3,254
Expiring 02/13/15	Citigroup Global Markets	JPY	65,000	567,889	542,865	25,024
Expiring 03/18/15	Morgan Stanley	JPY	1,298,473	10,783,990	10,848,117	(64,127)
Expiring 03/18/15	Morgan Stanley	JPY	692,043	5,836,826	5,781,688	55,138
Expiring 03/18/15	Morgan Stanley	JPY	662,488	5,502,051	5,534,769	(32,718)
Expiring 03/18/15	Morgan Stanley	JPY	544,255	4,641,447	4,546,984	94,463
Expiring 03/18/15	Morgan Stanley	JPY	411,436	3,470,126	3,437,345	32,781
Expiring 03/18/15	Morgan Stanley	JPY	364,508	3,076,705	3,045,284	31,421
Expiring 03/18/15	Morgan Stanley	JPY	340,919	2,840,682	2,848,216	(7,534)
Expiring 03/18/15	Morgan Stanley	JPY	280,596	2,392,945	2,344,244	48,701
Expiring 03/18/15	Morgan Stanley	JPY	172,512	1,456,125	1,441,254	14,871
Expiring 03/18/15	Morgan Stanley	JPY	141,825	1,181,745	1,184,879	(3,134)
Expiring 03/18/15	UBS AG	JPY	1,662,500	13,677,290	13,889,386	(212,096)
Expiring 03/18/15	UBS AG	JPY	112,500	942,577	939,884	2,693
Expiring 03/18/15	UBS AG	JPY	50,000	418,738	417,726	1,012
Malaysian Ringgit,
Expiring 02/26/15	Citigroup Global Markets	MYR	1,832	554,000	521,372	32,628
Expiring 02/26/15	Credit Suisse First Boston Corp.	MYR	1,116	337,352	317,589	19,763
Expiring 02/26/15	Goldman Sachs & Co.	MYR	6,765	2,026,000	1,925,709	100,291

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Malaysian Ringgit (continued),
Expiring 02/26/15	Hong Kong & Shanghai Bank	MYR	4,233	$1,291,000	$1,205,043	$85,957
Expiring 02/26/15	UBS AG	MYR	12,182	3,683,000	3,467,659	215,341
Mexican Peso,
Expiring 01/07/15	Bank of America	MXN	24,635	1,750,000	1,668,996	81,004
Expiring 01/15/15	Bank of America	MXN	10,065	678,006	681,558	(3,552)
Expiring 01/15/15	Deutsche Bank AG	MXN	10,063	680,000	681,445	(1,445)
Expiring 01/16/15	Bank of America	MXN	18,440	1,364,208	1,248,599	115,609
Expiring 01/16/15	Barclays Capital Group	MXN	22,280	1,642,220	1,508,611	133,609
Expiring 01/16/15	Barclays Capital Group	MXN	2,300	170,593	155,736	14,857
Expiring 01/16/15	Citigroup Global Markets	MXN	102,970	7,634,873	6,972,249	662,624
Expiring 02/05/15	Bank of America	MXN	3,772	276,978	255,089	21,889
Expiring 02/05/15	BNP Paribas	MXN	70,165	5,177,471	4,745,043	432,428
Expiring 02/05/15	BNP Paribas	MXN	10,879	823,873	735,712	88,161
Expiring 02/05/15	BNP Paribas	MXN	4,474	338,819	302,563	36,256
Expiring 02/05/15	Credit Suisse First Boston Corp.	MXN	2,371	164,206	160,343	3,863
Expiring 02/05/15	Goldman Sachs & Co.	MXN	96,659	7,367,298	6,536,739	830,559
Expiring 02/05/15	Hong Kong & Shanghai Bank	MXN	18,133	1,323,190	1,226,277	96,913
Expiring 02/05/15	JPMorgan Chase	MXN	52,852	3,737,396	3,574,239	163,157
Expiring 02/05/15	JPMorgan Chase	MXN	24,832	1,755,955	1,679,298	76,657
Expiring 02/12/15	BNP Paribas	MXN	60,742	4,150,258	4,106,001	44,257
Expiring 03/04/15	Deutsche Bank AG	MXN	27,256	1,930,000	1,840,096	89,904
Expiring 03/13/15	Bank of America	MXN	45,000	3,063,830	3,036,345	27,485
Expiring 03/17/15	Barclays Capital Group	MXN	2,914	195,840	196,544	(704)
Expiring 03/19/15	Bank of America	MXN	3,978	280,148	268,304	11,844
Expiring 03/19/15	BNP Paribas	MXN	50,512	3,495,863	3,406,946	88,917
Expiring 03/19/15	Citigroup Global Markets	MXN	53,354	3,711,845	3,598,658	113,187
Expiring 03/23/15	Barclays Capital Group	MXN	10,730	731,924	723,540	8,384
Expiring 05/14/15	Citigroup Global Markets	MXN	31,141	2,110,775	2,092,950	17,825
Expiring 05/28/15	Citigroup Global Markets	MXN	96,459	6,532,485	6,477,132	55,353
New Zealand Dollar,
Expiring 01/05/15	Goldman Sachs & Co.	NZD	10,525	8,213,801	8,205,461	8,340
Expiring 01/05/15	Goldman Sachs & Co.	NZD	1,252	979,729	976,080	3,649
Expiring 03/18/15	Barclays Capital Group	NZD	130,966	99,647,495	101,390,741	(1,743,246)
Expiring 03/18/15	Barclays Capital Group	NZD	49,694	37,810,546	38,472,008	(661,462)
Expiring 03/18/15	Morgan Stanley	NZD	8,800	6,760,292	6,812,975	(52,683)
Expiring 03/18/15	Morgan Stanley	NZD	5,647	4,338,148	4,371,955	(33,807)
Expiring 03/18/15	Morgan Stanley	NZD	5,470	4,210,882	4,234,494	(23,612)
Expiring 03/18/15	Morgan Stanley	NZD	3,047	2,345,560	2,358,713	(13,153)
Expiring 03/18/15	Morgan Stanley	NZD	1,395	1,072,334	1,080,010	(7,676)
Expiring 03/18/15	Morgan Stanley	NZD	826	634,550	639,093	(4,543)
Norwegian Krone,
Expiring 03/18/15	Barclays Capital Group	NOK	45,292	6,330,320	6,063,589	266,731
Expiring 03/18/15	Barclays Capital Group	NOK	18,924	2,644,924	2,533,479	111,445
Expiring 03/18/15	Citigroup Global Markets	NOK	216	30,686	28,887	1,799
Expiring 03/18/15	Citigroup Global Markets	NOK	190	27,003	25,482	1,521
Expiring 03/18/15	Citigroup Global Markets	NOK	176	24,553	23,544	1,009
Expiring 03/18/15	Citigroup Global Markets	NOK	145	20,234	19,368	866
Expiring 03/18/15	Citigroup Global Markets	NOK	132	18,414	17,711	703
Expiring 03/18/15	Credit Suisse First Boston Corp.	NOK	216	30,686	28,887	1,799
Expiring 03/18/15	Credit Suisse First Boston Corp.	NOK	190	27,003	25,482	1,521
Expiring 03/18/15	Credit Suisse First Boston Corp.	NOK	176	24,553	23,544	1,009
Expiring 03/18/15	Credit Suisse First Boston Corp.	NOK	145	20,234	19,368	866
Expiring 03/18/15	Credit Suisse First Boston Corp.	NOK	132	18,414	17,711	703
Expiring 03/18/15	Morgan Stanley	NOK	115,413	16,033,412	15,451,083	582,329
Expiring 03/18/15	Morgan Stanley	NOK	54,122	7,518,773	7,245,693	273,080
Expiring 03/18/15	Morgan Stanley	NOK	41,950	5,653,091	5,616,099	36,992
Expiring 03/18/15	Morgan Stanley	NOK	40,305	5,431,401	5,395,859	35,542
Expiring 03/18/15	Morgan Stanley	NOK	28,154	3,794,029	3,769,202	24,827

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone (continued),
Expiring 03/18/15	Morgan Stanley	NOK	27,050	$3,645,244	$3,621,390	$23,854
Expiring 03/18/15	Morgan Stanley	NOK	26,709	3,421,023	3,575,730	(154,707)
Expiring 03/18/15	Morgan Stanley	NOK	18,297	2,473,325	2,449,534	23,791
Expiring 03/18/15	Morgan Stanley	NOK	13,761	1,762,537	1,842,243	(79,706)
Expiring 03/19/15	Royal Bank of Scotland Group PLC	NOK	184	29,624	24,658	4,966
Expiring 03/27/15	Royal Bank of Scotland Group PLC	NOK	45	7,147	6,023	1,124
Expiring 06/11/15	Royal Bank of Scotland Group PLC	NOK	2,636	416,811	352,341	64,470
Expiring 06/18/15	Royal Bank of Scotland Group PLC	NOK	6,686	1,072,766	893,508	179,258
Expiring 06/29/15	Royal Bank of Scotland Group PLC	NOK	1,546	244,582	206,562	38,020
Expiring 04/27/16	Royal Bank of Scotland Group PLC	NOK	2,551	429,859	341,215	88,644
Polish Zloty,
Expiring 01/16/15	Bank of America	PLN	11,643	3,494,197	3,286,063	208,134
Expiring 01/16/15	Barclays Capital Group	PLN	800	239,992	225,781	14,211
Expiring 01/16/15	Citigroup Global Markets	PLN	330	99,593	93,135	6,458
Russian Ruble,
Expiring 01/15/15	Deutsche Bank AG	RUB	42,065	680,000	685,952	(5,952)
Expiring 01/16/15	Bank of America	RUB	30,390	645,456	495,262	150,194
Expiring 01/16/15	Barclays Capital Group	RUB	18,700	456,376	304,752	151,624
Expiring 01/16/15	Citigroup Global Markets	RUB	54,200	1,147,576	883,291	264,285
Expiring 01/27/15	Bank of America	RUB	76,938	1,357,889	1,245,317	112,572
Singapore Dollar,
Expiring 03/18/15	Barclays Capital Group	SGD	19,864	15,045,867	14,976,375	69,492
Expiring 03/18/15	Barclays Capital Group	SGD	13,726	10,396,514	10,348,496	48,018
Expiring 03/18/15	Morgan Stanley	SGD	43,266	32,788,164	32,619,422	168,742
Expiring 03/18/15	Morgan Stanley	SGD	17,217	13,047,718	12,980,569	67,149
Expiring 03/18/15	Morgan Stanley	SGD	1,515	1,142,879	1,142,469	410
Expiring 03/18/15	Morgan Stanley	SGD	1,038	783,018	782,737	281
South African Rand,
Expiring 01/16/15	Bank of America	ZAR	320	28,254	27,590	664
Expiring 01/16/15	Barclays Capital Group	ZAR	45,920	4,093,775	3,959,197	134,578
Expiring 01/16/15	Citigroup Global Markets	ZAR	1,910	168,104	164,679	3,425
Expiring 01/30/15	Deutsche Bank AG	ZAR	2,161	193,102	185,917	7,185
South Korean Won,
Expiring 01/15/15	Bank of America	KRW	733,410	678,016	666,706	11,310
Expiring 01/15/15	Deutsche Bank AG	KRW	750,652	680,000	682,380	(2,380)
Expiring 01/16/15	Barclays Capital Group	KRW	1,585,320	1,462,607	1,441,056	21,551
Expiring 02/26/15	Bank of America	KRW	522,768	480,000	474,329	5,671
Expiring 02/26/15	Bank of America	KRW	185,606	170,000	168,408	1,592
Swedish Krona,
Expiring 01/07/15	Credit Suisse First Boston Corp.	SEK	1,673	227,189	214,646	12,543
Expiring 02/12/15	Barclays Capital Group	SEK	15,580	2,098,670	1,998,867	99,803
Expiring 03/18/15	Barclays Capital Group	SEK	485,961	64,586,020	62,355,845	2,230,175
Expiring 03/18/15	Barclays Capital Group	SEK	161,920	21,519,760	20,776,676	743,084
Expiring 03/18/15	Morgan Stanley	SEK	115,559	15,218,338	14,827,835	390,503
Expiring 03/18/15	Morgan Stanley	SEK	104,382	13,746,442	13,393,708	352,734
Swiss Franc,
Expiring 02/12/15	Citigroup Global Markets	CHF	1,197	1,237,267	1,205,240	32,027
Expiring 02/12/15	Goldman Sachs & Co.	CHF	4,373	4,563,914	4,401,853	162,061
Expiring 03/16/15	UBS AG	CHF	6,400	6,639,796	6,446,605	193,191
Expiring 03/18/15	Barclays Capital Group	CHF	48,677	50,095,038	49,033,621	1,061,417
Expiring 03/18/15	Barclays Capital Group	CHF	27,792	28,601,166	27,995,163	606,003
Expiring 03/18/15	Morgan Stanley	CHF	6,542	6,672,943	6,590,264	82,679

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Swiss Franc (continued),
Expiring 03/18/15	Morgan Stanley	CHF	1,062	$1,077,135	$1,069,736	$7,399
Expiring 03/18/15	Morgan Stanley	CHF	771	781,529	776,161	5,368
Expiring 03/18/15	UBS AG	CHF	4,000	4,100,529	4,029,318	71,211

				$1,575,473,105	$1,542,409,494	33,063,611

						$19,199,602

(r)	Notional amount is less than $500 par.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
AUD	2,400	06/18/19	4.000%	6 month BBSW(1)	$114,587	$5,109	$109,478	Deutsche Bank AG
AUD	300	06/18/19	4.000%	6 month BBSW(1)	14,323	309	14,014	Barclays Bank PLC
BRL	28,800	01/04/21	11.680%	Federal Republic of Brazil(1)	(89,143)	(34,326)	(54,817)	Deutsche Bank AG
BRL	2,600	01/04/21	11.680%	Federal Republic of Brazil(1)	(8,048)	(1,532)	(6,516)	Credit Suisse First Boston Corp.
EUR	300	12/15/18	0.700%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(2)	(4,567)	(303)	(4,264)	JPMorgan Chase
EUR	500	12/10/19	0.750%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(2)	(5,060)	320	(5,380)	Bank of America
GBP	900	12/08/24	3.170%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	19,272	—	19,272	Citigroup Global Markets
GBP	200	12/15/24	3.125%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	2,717	—	2,717	BNP Paribas
GBP	200	09/23/44	3.528%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	17,097	(1,521)	18,618	Credit Suisse First Boston Corp.
GBP	200	09/23/44	3.528%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	17,097	299	16,798	JPMorgan Chase
GBP	400	10/15/44	3.500%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	27,070	1,314	25,756	Bank of America
GBP	100	10/15/44	3.500%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	6,768	(3,501)	10,269	Credit Suisse First Boston Corp.
GBP	100	10/15/44	3.500%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	6,768	826	5,942	Morgan Stanley
GBP	100	10/15/44	3.500%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	6,768	(3,119)	9,887	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
GBP	100	11/15/44	3.550%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	$9,576	$394	$9,182	Credit Suisse First Boston Corp.
GBP	100	12/11/44	3.550%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	9,320	(209)	9,529	Bank of America
GBP	300	12/15/44	3.450%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	8,220	(704)	8,924	Goldman Sachs & Co.
GBP	100	12/15/44	3.510%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	6,665	—	6,665	Goldman Sachs & Co.
MXN	26,400	07/07/21	5.610%	28 day Mexican interbank rate(1)	(11,511)	(15,277)	3,766	UBS Securities
MXN	4,000	02/09/29	7.380%	28 day Mexican interbank rate(1)	22,894	19,512	3,382	Hong Kong & Shanghai Bank
MXN	3,000	02/09/29	7.380%	28 day Mexican interbank rate(1)	15,869	14,408	1,461	Deutsche Bank AG
	5,300	04/15/16	1.730%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(120,763)	(8,798)	(111,965)	Goldman Sachs & Co.
	1,600	10/23/16	1.935%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(43,389)	(2,518)	(40,871)	Royal Bank of Scotland Group PLC
	2,400	10/31/16	1.930%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(64,903)	—	(64,903)	Royal Bank of Scotland Group PLC
	1,300	11/05/16	1.860%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(32,418)	—	(32,418)	Deutsche Bank AG
	1,300	11/29/16	1.825%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(31,294)	(442)	(30,852)	Deutsche Bank AG
	1,200	11/29/16	1.845%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(29,622)	—	(29,622)	Deutsche Bank AG
	700	11/29/16	1.825%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(16,851)	(151)	(16,700)	BNP Paribas Bank
	2,500	02/10/17	1.930%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(61,328)	—	(61,328)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
800	02/12/17	2.415%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	$(41,074)	$68	$(41,142)	Goldman Sachs & Co.
1,800	04/15/17	1.908%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(55,822)	—	(55,822)	Barclays Bank PLC
4,500	07/15/17	2.250%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(237,578)	6,518	(244,096)	Royal Bank of Scotland Group PLC
1,300	07/15/17	2.250%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(68,634)	828	(69,462)	BNP Paribas Bank
600	10/01/18	2.175%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(24,789)	(360)	(24,429)	Goldman Sachs & Co.
900	11/01/18	2.173%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(37,022)	—	(37,022)	Deutsche Bank AG
800	05/08/23	2.560%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(68,353)	—	(68,353)	Deutsche Bank AG

				$(747,158)	$(22,856)	$(724,302)

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
EUR	300	01/29/24	2.000%	6 month Euribor(1)	$—	$(48,465)	$(48,465)
EUR	1,300	12/17/24	1.000%	6 month Euribor(1)	—	(29,742)	(29,742)
EUR	4,700	03/18/25	1.250%	6 month Euribor(1)	40,793	(225,790)	(266,583)
EUR	300	10/21/44	2.307%	6 month Euribor(1)	—	(25,081)	(25,081)
EUR	3,800	03/18/45	2.000%	6 month Euribor(1)	59,455	(612,672)	(672,127)
GBP	37,600	12/17/16	1.750%	6 month LIBOR(1)	122,031	(659,897)	(781,928)
GBP	13,300	12/17/16	1.500%	6 month LIBOR(1)	(71,065)	(240,933)	(169,868)
GBP	1,700	03/18/17	1.500%	6 month LIBOR(1)	3,623	(25,953)	(29,576)
GBP	8,900	12/17/19	2.250%	6 month LIBOR(1)	(21,983)	(550,388)	(528,405)
GBP	2,700	12/04/24	2.078%	6 month LIBOR(1)	165	(97,254)	(97,419)
GBP	900	03/18/25	2.750%	6 month LIBOR(1)	(91,087)	(113,635)	(22,548)
JPY	1,171,740	07/22/24	0.678%	6 month LIBOR(2)	—	(196,490)	(196,490)
JPY	7,630,000	06/19/33	1.500%	6 month LIBOR(1)	(1,528)	4,857,557	4,859,085
MXN	251,200	09/01/16	4.300%	28 day Mexican interbank rate(1)	(30,820)	(22,903)	7,917
MXN	148,600	09/06/16	4.310%	28 day Mexican interbank rate(1)	(24,781)	(13,957)	10,824
MXN	54,800	07/07/21	5.610%	28 day Mexican interbank rate(1)	21,843	(21,760)	(43,603)
MXN	43,900	12/06/21	5.750%	28 day Mexican interbank rate(1)	(21,305)	(1,118)	20,187
MXN	3,000	02/09/29	7.380%	28 day Mexican interbank rate(1)	16,738	16,533	(205)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
MXN	5,300	04/26/34	7.140%	28 day Mexican interbank rate(1)	$21,197	$12,447	$(8,750)
MXN	6,000	05/19/34	6.985%	28 day Mexican interbank rate(1)	15,273	5,700	(9,573)
	16,000	12/17/16	0.750%	3 month LIBOR(1)	54,514	35,014	(19,500)
	46,900	03/18/17	1.250%	3 month LIBOR(1)	(14,868)	(173,613)	(158,745)
	67,500	06/17/17	1.250%	3 month LIBOR(1)	234,862	41,813	(193,049)
	900	03/20/18	1.400%	3 month LIBOR(1)	—	(4,098)	(4,098)
	25,200	06/18/21	2.500%	3 month LIBOR(1)	(133,080)	(824,490)	(691,410)
	13,400	06/19/23	2.000%	3 month LIBOR(1)	218,261	181,838	(36,423)
	15,500	06/20/23	3.000%	3 month LIBOR(1)	(866,514)	175,590	1,042,104
	2,200	06/19/24	4.500%	3 month LIBOR(1)	(11,760)	160,508	172,268
	4,370	11/15/43	2.224%	3 month LIBOR(1)	(979,378)	(2,135,055)	(1,155,677)
	900	06/18/44	3.750%	3 month LIBOR(1)	(37,350)	(202,315)	(164,965)
	2,700	12/17/44	3.500%	3 month LIBOR(1)	(103,880)	(466,940)	(363,060)

					$(1,600,644)	$(1,205,549)	$395,095

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at December 31, 2014(3) (unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Federal Republic of Brazil	03/20/19	1.000%		1,500	1.750%	$(40,512)	$(76,152)	$35,640	Morgan Stanley
Federal Republic of Brazil	03/20/19	1.000%		1,400	1.750%	(37,811)	(57,531)	19,720	Citigroup Global Markets
Federal Republic of Brazil	03/20/19	1.000%		1,400	1.750%	(37,811)	(50,241)	12,430	Deutsche Bank AG
Federal Republic of Brazil	03/20/19	1.000%		700	1.750%	(18,906)	(34,799)	15,893	Goldman Sachs & Co.
Federal Republic of Brazil	03/20/19	1.000%		400	1.750%	(10,803)	(23,640)	12,837	Morgan Stanley
Federal Republic of Brazil	03/20/19	1.000%		200	1.750%	(5,402)	(14,471)	9,069	Bank of America
Federal Republic of Brazil	03/20/19	1.000%		100	1.750%	(2,700)	(5,146)	2,446	Bank of America
Federal Republic of Brazil	03/20/19	1.000%		100	1.750%	(2,700)	(5,101)	2,401	JPMorgan Chase
Federal Republic of Brazil	09/20/19	1.000%		1,100	1.884%	(41,670)	(31,575)	(10,095)	Hong Kong & Shanghai Bank
Federal Republic of Brazil	09/20/19	1.000%		400	1.884%	(15,153)	(11,761)	(3,392)	Deutsche Bank AG
Greek Government	06/20/15	1.000%	EUR	100	13.038%	(6,998)	(4,710)	(2,288)	Morgan Stanley
Italy Government	03/20/19	1.000%		3,100	1.096%	(7,585)	(78,691)	71,106	Deutsche Bank AG
Italy Government	03/20/19	1.000%		2,300	1.096%	(5,755)	(42,339)	36,584	Barclays Bank PLC
Italy Government	03/20/19	1.000%		2,200	1.173%	(14,680)	5,318	(19,998)	Citigroup Global Markets
Italy Government	03/20/19	1.000%		1,200	1.096%	(3,003)	(20,829)	17,826	Deutsche Bank AG
Italy Government	03/20/19	1.000%		800	1.173%	(5,338)	1,353	(6,691)	BNP Paribas
Italy Government	03/20/19	1.000%		700	1.096%	(1,752)	(13,416)	11,664	Citigroup Global Markets
Italy Government	03/20/19	1.000%		400	1.096%	(1,001)	(7,363)	6,362	Deutsche Bank AG
Italy Government	03/20/19	1.000%		400	1.173%	(2,669)	774	(3,443)	Deutsche Bank AG
Italy Government	06/20/19	1.000%		1,000	1.137%	(4,603)	(10,289)	5,686	Deutsche Bank AG
Italy Government	09/20/19	1.000%		100	1.173%	(667)	241	(908)	Bank of America
Italy Government	09/20/19	1.000%		100	1.173%	(667)	242	(909)	BNP Paribas
Italy Government	09/20/19	1.000%		100	1.173%	(667)	218	(885)	Hong Kong & Shanghai Bank
Japanese Government	06/20/18	1.000%		2,400	0.434%	49,828	38,247	11,581	Goldman Sachs & Co.
Japanese Government	06/20/18	1.000%		1,700	0.434%	35,295	29,076	6,219	Deutsche Bank AG
Japanese Government	06/20/18	1.000%		1,100	0.434%	22,838	17,244	5,594	Morgan Stanley
Japanese Government	06/20/18	1.000%		800	0.434%	16,609	11,992	4,617	Bank of America
JPMorgan Chase & Co.	12/20/19	1.000%		700	0.606%	13,447	14,611	(1,164)	Deutsche Bank AG
JPMorgan Chase & Co.	12/20/19	1.000%		600	0.606%	11,526	12,219	(693)	Bank of America
Peoples Republic of China	03/20/19	1.000%		700	0.652%	9,963	2,343	7,620	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2014(3) (unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Peoples Republic of China	03/20/19	1.000%	200	0.652%	$2,847	$328	$2,519	Barclays Bank PLC
Peoples Republic of China	03/20/19	1.000%	200	0.652%	2,847	149	2,698	Deutsche Bank AG
Peoples Republic of China	03/20/19	1.000%	100	0.652%	1,423	188	1,235	Morgan Stanley
Republic of Indonesia	12/20/19	1.000%	300	1.505%	(7,163)	(9,981)	2,818	Barclays Bank PLC
Republic of South Africa	12/20/19	1.000%	300	1.804%	(11,536)	(13,337)	1,801	Bank of America
Russian Federation	03/20/19	1.000%	100	4.805%	(13,886)	(8,380)	(5,506)	Bank of America
Russian Federation	09/20/19	1.000%	100	4.770%	(15,106)	(6,026)	(9,080)	Goldman Sachs & Co.
Russian Federation	12/20/19	1.000%	4,800	4.755%	(753,085)	(576,613)	(176,472)	Goldman Sachs & Co.
Russian Federation	12/20/19	1.000%	2,500	4.755%	(392,247)	(271,487)	(120,760)	Citigroup Global Markets
Russian Federation	12/20/19	1.000%	600	4.755%	(94,136)	(72,459)	(21,677)	JPMorgan Chase
Russian Federation	12/20/19	1.000%	400	4.755%	(62,757)	(48,147)	(14,610)	Goldman Sachs & Co.
United Mexican States	09/20/19	1.000%	400	0.943%	966	3,507	(2,541)	Citigroup Global Markets
United Mexican States	09/20/19	1.000%	300	0.943%	724	2,556	(1,832)	Hong Kong & Shanghai Bank

					$(1,450,456)	$(1,353,878)	$(96,578)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2014(5)	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX NA HY23 5Y Index	12/20/19	5.000%	9,920	$588,331	$629,443	$41,112
Dow Jones CDX NA HY23 5Y Index	12/20/19	5.000%	2,300	145,923	145,797	(126)
Dow Jones CDX NA IG23 5Y Index	12/20/19	1.000%	20,610	317,257	334,923	17,666
Dow Jones CDX NA IG23 5Y Index	12/20/19	1.000%	1,300	18,241	21,147	2,906

				$1,069,752	$1,131,310	$61,558

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2014(5)	Unrealized Depreciation
Exchange-traded credit default swaps on credit indices—Buy Protection(2):
Dow Jones CDX NA HY23 5Y Index	12/20/19	5.000%	18,725	$(924,894)	$(1,188,138)	$(263,244)
Dow Jones CDX NA IG23 5Y Index	12/20/19	5.000%	600	(9,246)	(9,780)	(534)

				$(934,140)	$(1,197,918)	$(263,778)

Cash of $2,019,000, $1,558,386, and $529,810 have been segregated with Credit Suisse First Boston Corp., Goldman Sachs & Co., and Citigroup Global Markets respectively, and U.S. Treasury Securities with a market value of $ 2,096,692, $1,082,153, and $514,556 have been segregated with Barclays Capital Group, Morgan Stanley and Citigroup Global Markets to cover requirement for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
EUR	1,300	3 month LIBOR minus 10 bps	1,609	3 month LIBOR	Bank of America	06/17/20	$(32,535)	$—	$(32,535)
EUR	7,500	3 month LIBOR minus 10 bps	9,890	3 month LIBOR	BNP Paribas	06/17/20	(792,767)	(556,713)	(236,054)
EUR	4,300	3 month LIBOR minus 10 bps	5,670	3 month LIBOR	BNP Paribas	06/17/20	(454,520)	(323,241)	(131,279)
EUR	3,200	3 month LIBOR minus 10 bps	3,942	3 month LIBOR	Citigroup Global Markets	06/17/20	(60,887)	—	(60,887)
CHF	2,900	3 month LIBOR minus 23 bps	2,991	3 month LIBOR	Credit Suisse First Boston Corp.	06/17/17	(69,111)	8,043	(77,154)
EUR	10,600	3 month LIBOR minus 10 bps	13,135	3 month LIBOR	Deutsche Bank AG	06/17/20	(277,479)	—	(277,479)
EUR	8,000	3 month LIBOR minus 10 bps	9,904	3 month LIBOR	Goldman Sachs & Co.	06/17/20	(200,218)	(1)	(200,217)
CHF	2,700	3 month LIBOR minus 22.5 bps	2,799	3 month LIBOR	UBS AG	12/15/16	(77,520)	86,724	(164,244)
CHF	1,900	3 month LIBOR minus 23 bps	1,969	3 month LIBOR	UBS AG	12/15/16	(54,742)	57,130	(111,872)
CHF	1,800	3 month LIBOR minus 21 bps	1,866	3 month LIBOR	UBS AG	12/15/16	(51,138)	57,816	(108,954)

							$(2,070,917)	$(670,242)	$(1,400,675)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014:

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America		177	Pay or receive amounts based on market value fluctuation of Herbalife Ltd.	$—	$—	$—
Citigroup Global Markets		1,400	Pay or receive amounts based on market value fluctuation of CEMEX S.A.B. de C.V.	1,103	—	1,103
Credit Suisse First Boston Corp.		11,632	Pay fixed payments on the BCOMTR Index and receive variable payments based on the 3 Month U.S. Treasury Bill Rate +20 bps.	35	—	35
Credit Suisse First Boston Corp.		18,478	Pay fixed payments on the NDDUEAFE Index and receive variable payments based on the 3 Month LIBOR +40 bps.	—	—	—
Deutsche Bank AG		29	Pay or receive amounts based on market value fluctuation of Blackhawk Network Holdings, Inc.	89,474	—	89,474
Deutsche Bank AG	EUR	(1)	Pay or receive amounts based on market value fluctuation of Banco Santander SA.	2,169	—	2,169
Deutsche Bank AG	CHF	(16)	Pay or receive amounts based on market value fluctuation of Holcim Ltd.	165,165	—	165,165
Deutsche Bank AG		100	Pay or receive amounts based on market value fluctuation of A.M. Castle & Co.	(84,298)	—	(84,298)
Deutsche Bank AG		(6)	Pay or receive amounts based on market value fluctuation of A.M. Castle & Co.	144	—	144
Deutsche Bank AG		400	Pay or receive amounts based on market value fluctuation of Accuray, Inc.	(48,186)	—	(48,186)
Deutsche Bank AG		(66)	Pay or receive amounts based on market value fluctuation of Accuray, Inc.	(31,013)	—	(31,013)
Deutsche Bank AG		100	Pay or receive amounts based on market value fluctuation of Acorda Therapeutics, Inc.	11,708	—	11,708
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Acorda Therapeutics, Inc.	(12,513)	—	(12,513)
Deutsche Bank AG		(3)	Pay or receive amounts based on market value fluctuation of Actavis, Inc.	13,927	—	13,927
Deutsche Bank AG	GBP	189	Pay or receive amounts based on market value fluctuation of Advanced Computer Software Group.	(2,531)	—	(2,531)
Deutsche Bank AG		(5)	Pay or receive amounts based on market value fluctuation of Aegean Marine Petroleum.	(19,909)	—	(19,909)
Deutsche Bank AG		100	Pay or receive amounts based on market value fluctuation of Aegean, Inc.	14,260	—	14,260
Deutsche Bank AG		375	Pay or receive amounts based on market value fluctuation of Affymetrix, Inc.	103,599	—	103,599

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	(59)	Pay or receive amounts based on market value fluctuation of Affymetrix, Inc.	$(93,852)	$—	$(93,852)
Deutsche Bank AG	125	Pay or receive amounts based on market value fluctuation of Albany Molecular Research, Inc.	(28,787)	—	(28,787)
Deutsche Bank AG	(6)	Pay or receive amounts based on market value fluctuation of Albany Molecular Research, Inc.	(7,404)	—	(7,404)
Deutsche Bank AG	(14)	Pay or receive amounts based on market value fluctuation of Albemarle Corp.	30,964	—	30,964
Deutsche Bank AG	5	Pay or receive amounts based on market value fluctuation of Alcoa, Inc.	2,739	—	2,739
Deutsche Bank AG	3	Pay or receive amounts based on market value fluctuation of Alcoa, Inc.	2,363	—	2,363
Deutsche Bank AG	24	Pay or receive amounts based on market value fluctuation of Allegion PLC.	49,064	—	49,064
Deutsche Bank AG	8	Pay or receive amounts based on market value fluctuation of Allergan, Inc.	18,921	—	18,921
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Amec Foster Wheeler PLC.	(1,638)	—	(1,638)
Deutsche Bank AG	(9)	Pay or receive amounts based on market value fluctuation of American Equity Investment Life Holding Co.	(48,174)	—	(48,174)
Deutsche Bank AG	(11)	Pay or receive amounts based on market value fluctuation of American Realty Capital Properties REIT.	(2,312)	—	(2,312)
Deutsche Bank AG	750	Pay or receive amounts based on market value fluctuation of American Realty Capital Properties, Inc.	(61,303)	—	(61,303)
Deutsche Bank AG	175	Pay or receive amounts based on market value fluctuation of American Realty Capital Properties, Inc.	(29,037)	—	(29,037)
Deutsche Bank AG	213	Pay or receive amounts based on market value fluctuation of American Realty Capital Trust, Inc.	216,901	—	216,901
Deutsche Bank AG	6	Pay or receive amounts based on market value fluctuation of AmSurg Corp.	15,241	—	15,241
Deutsche Bank AG	(11)	Pay or receive amounts based on market value fluctuation of Amsurg Corp.	(68,101)	—	(68,101)
Deutsche Bank AG	650	Pay or receive amounts based on market value fluctuation of Amyris, Inc.	(305,756)	—	(305,756)
Deutsche Bank AG	400	Pay or receive amounts based on market value fluctuation of Annaly Capital Management, Inc.	(10,403)	—	(10,403)

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		25	Pay or receive amounts based on market value fluctuation of APCO Oil And Gas International, Inc.	$(6,452)	$—	$(6,452)
Deutsche Bank AG		(118)	Pay or receive amounts based on market value fluctuation of Applied Materials, Inc.	(317,651)	—	(317,651)
Deutsche Bank AG		400	Pay or receive amounts based on market value fluctuation of Ares Capital Corp.	(13,688)	—	(13,688)
Deutsche Bank AG		300	Pay or receive amounts based on market value fluctuation of Ares Capital Corp.	(13,130)	—	(13,130)
Deutsche Bank AG		(3)	Pay or receive amounts based on market value fluctuation of Ares Capital Corp.	747	—	747
Deutsche Bank AG		5	Pay or receive amounts based on market value fluctuation of Ark Restaurants Corp.	1,924	—	1,924
Deutsche Bank AG		131	Pay or receive amounts based on market value fluctuation of Ashford Hospitality Prime, Inc.	(95,669)	—	(95,669)
Deutsche Bank AG		22	Pay or receive amounts based on market value fluctuation of Ashford Hospitality Prime, Inc.	(5,798)	—	(5,798)
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Ashford, Inc.	34,087	—	34,087
Deutsche Bank AG		(44)	Pay or receive amounts based on market value fluctuation of AT&T, Inc.	4,235	—	4,235
Deutsche Bank AG		6	Pay or receive amounts based on market value fluctuation of Auxilium Pharmaceuticals, Inc.	(3,195)	—	(3,195)
Deutsche Bank AG		840	Pay or receive amounts based on market value fluctuation of AV Homes, Inc.	(28,154)	—	(28,154)
Deutsche Bank AG		585	Pay or receive amounts based on market value fluctuation of AV Homes, Inc.	(7,179)	—	(7,179)
Deutsche Bank AG		(4)	Pay or receive amounts based on market value fluctuation of AV Homes, Inc.	(1,714)	—	(1,714)
Deutsche Bank AG		32	Pay or receive amounts based on market value fluctuation of Avanir Pharmaceuticals.	301	—	301
Deutsche Bank AG	GBP	(32)	Pay or receive amounts based on market value fluctuation of Aviva PLC.	12,155	—	12,155
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of Baker Hughes, Inc.	(4,973)	—	(4,973)
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Banco Santander ADR.	35	—	35
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Bank of Ozarks.	(6,950)	—	(6,950)
Deutsche Bank AG		(6)	Pay or receive amounts based on market value fluctuation of BB&T.	(5,190)	—	(5,190)

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	CAD	(1)	Pay or receive amounts based on market value fluctuation of BCE, Inc.	$141	$—	$141
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Becton Dickinson And Co.	(20,610)	—	(20,610)
Deutsche Bank AG		439	Pay or receive amounts based on market value fluctuation of Biomed Realty LP	6,508	—	6,508
Deutsche Bank AG		(26)	Pay or receive amounts based on market value fluctuation of Biomed Realty LP	(24,772)	—	(24,772)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Blackrock Kelso Capital Corp.	(10)	—	(10)
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Brookfield Residential Properties REIT.	5	—	5
Deutsche Bank AG		6	Pay or receive amounts based on market value fluctuation of Bunge Ltd.	55,491	—	55,491
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Bunge Ltd.	(36,047)	—	(36,047)
Deutsche Bank AG		275	Pay or receive amounts based on market value fluctuation of Cal Dive International, Inc.	(244,758)	—	(244,758)
Deutsche Bank AG		92	Pay or receive amounts based on market value fluctuation of California Resources Corp.	(43,574)	—	(43,574)
Deutsche Bank AG		(13)	Pay or receive amounts based on market value fluctuation of Capital Holdings, Inc.	(20,385)	—	(20,385)
Deutsche Bank AG		23	Pay or receive amounts based on market value fluctuation of Carefusion Corp.	52,823	—	52,823
Deutsche Bank AG		39	Pay or receive amounts based on market value fluctuation of Caretrust REIT.	(73,490)	—	(73,490)
Deutsche Bank AG	CAD	23	Pay or receive amounts based on market value fluctuation of Carfinco Financial Group, Inc.	(11,064)	—	(11,064)
Deutsche Bank AG		500	Pay or receive amounts based on market value fluctuation of Carriage Service.	826	—	826
Deutsche Bank AG		250	Pay or receive amounts based on market value fluctuation of CBIZ, Inc.	30,736	—	30,736
Deutsche Bank AG		(29)	Pay or receive amounts based on market value fluctuation of CBIZ, Inc.	4,081	—	4,081
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of CDK Global.	11,217	—	11,217
Deutsche Bank AG		100	Pay or receive amounts based on market value fluctuation of CEMEX SAB.	(27,127)	—	(27,127)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	(8)	Pay or receive amounts based on market value fluctuation of CEMEX SAB.	$12,491	$—	$12,491
Deutsche Bank AG	35	Pay or receive amounts based on market value fluctuation of Central Garden & Pet Co.	22,589	—	22,589
Deutsche Bank AG	1	Pay or receive amounts based on market value fluctuation of Central Garden & Pet Co.	59	—	59
Deutsche Bank AG	275	Pay or receive amounts based on market value fluctuation of Cenveo.	21,749	—	21,749
Deutsche Bank AG	(28)	Pay or receive amounts based on market value fluctuation of Cenveo.	2,056	—	2,056
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Chesapeake Energy Corp.	(19,234)	—	(19,234)
Deutsche Bank AG	(3)	Pay or receive amounts based on market value fluctuation of Chesapeake Energy Corp.	14,707	—	14,707
Deutsche Bank AG	890	Pay or receive amounts based on market value fluctuation of Ciena Corp.	(48,460)	—	(48,460)
Deutsche Bank AG	560	Pay or receive amounts based on market value fluctuation of Ciena Corp.	22,396	—	22,396
Deutsche Bank AG	38	Pay or receive amounts based on market value fluctuation of Ciena Corp.	(76,600)	—	(76,600)
Deutsche Bank AG	325	Pay or receive amounts based on market value fluctuation of Citrix Systems, Inc.	3,747	—	3,747
Deutsche Bank AG	2	Pay or receive amounts based on market value fluctuation of Citrix Systems, Inc.	(2,288)	—	(2,288)
Deutsche Bank AG	62	Pay or receive amounts based on market value fluctuation of Civeo Corp.	(422,656)	—	(422,656)
Deutsche Bank AG	8	Pay or receive amounts based on market value fluctuation of Cleco Corp.	2,449	—	2,449
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Cobalt International Energy, Inc.	230	—	230
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Coeur Mining, Inc.	17	—	17
Deutsche Bank AG	(84)	Pay or receive amounts based on market value fluctuation of Comcast Corp.	(269,530)	—	(269,530)
Deutsche Bank AG	950	Pay or receive amounts based on market value fluctuation of Convergys Corp.	225,297	—	225,297
Deutsche Bank AG	(73)	Pay or receive amounts based on market value fluctuation of Convergys Corp.	(169,325)	—	(169,325)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	EUR	1	Pay or receive amounts based on market value fluctuation of Corio REIT.	$(100)	$—	$(100)
Deutsche Bank AG		4	Pay or receive amounts based on market value fluctuation of Covance, Inc.	12,020	—	12,020
Deutsche Bank AG		39	Pay or receive amounts based on market value fluctuation of Covidien PLC.	584,662	—	584,662
Deutsche Bank AG		9	Pay or receive amounts based on market value fluctuation of Covisint.	(276)	—	(276)
Deutsche Bank AG		425	Pay or receive amounts based on market value fluctuation of Cowen Group, Inc.	17,741	—	17,741
Deutsche Bank AG		(57)	Pay or receive amounts based on market value fluctuation of Cowen Group, Inc.	(39,472)	—	(39,472)
Deutsche Bank AG	GBP	6	Pay or receive amounts based on market value fluctuation of CSR PLC.	(80)	—	(80)
Deutsche Bank AG		5	Pay or receive amounts based on market value fluctuation of Cubist Pharmaceuticals.	(324)	—	(324)
Deutsche Bank AG		10	Pay or receive amounts based on market value fluctuation of Digital River.	20,130	—	20,130
Deutsche Bank AG		35	Pay or receive amounts based on market value fluctuation of DIRECT TV.	55,642	—	55,642
Deutsche Bank AG		9	Pay or receive amounts based on market value fluctuation of Dominion Resources.	29,598	—	29,598
Deutsche Bank AG		(5)	Pay or receive amounts based on market value fluctuation of Dominion Resources.	6,994	—	6,994
Deutsche Bank AG		7	Pay or receive amounts based on market value fluctuation of Dover.	(67,812)	—	(67,812)
Deutsche Bank AG		8	Pay or receive amounts based on market value fluctuation of Dresser-Rand Group, Inc.	1,396	—	1,396
Deutsche Bank AG		7	Pay or receive amounts based on market value fluctuation of Durata Therapeutics, Inc.	8,258	—	8,258
Deutsche Bank AG		(27)	Pay or receive amounts based on market value fluctuation of E.W. Scripps Co.	(120,164)	—	(120,164)
Deutsche Bank AG	CAD	475	Pay or receive amounts based on market value fluctuation of Element Financial Corp.	(20,653)	—	(20,653)
Deutsche Bank AG	CAD	(14)	Pay or receive amounts based on market value fluctuation of Element Financial Corp.	1,784	—	1,784
Deutsche Bank AG		175	Pay or receive amounts based on market value fluctuation of Encore Capital Group, Inc.	715	—	715
Deutsche Bank AG		(3)	Pay or receive amounts based on market value fluctuation of Encore Capital Group, Inc.	(698)	—	(698)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Endo International PLC.	$2,873	$—	$2,873
Deutsche Bank AG		(7)	Pay or receive amounts based on market value fluctuation of Energy Select Sector SPDR Fund.	49,994	—	49,994
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of Energy XXI	(435,859)	—	(435,859)
Deutsche Bank AG		(17)	Pay or receive amounts based on market value fluctuation of Energy XXI	208,716	—	208,716
Deutsche Bank AG		8	Pay or receive amounts based on market value fluctuation of Enova International.	(5,589)	—	(5,589)
Deutsche Bank AG		17	Pay or receive amounts based on market value fluctuation of Ensign Group, Inc.	70,549	—	70,549
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of ESB Financial.	(147)	—	(147)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Essex Property Trust, Inc.	29	—	29
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Essex Property Trust, Inc.	(29)	—	(29)
Deutsche Bank AG		3	Pay or receive amounts based on market value fluctuation of EVOQ.	3,219	—	3,219
Deutsche Bank AG		225	Pay or receive amounts based on market value fluctuation of EZCorp.	780	—	780
Deutsche Bank AG		(10)	Pay or receive amounts based on market value fluctuation of EZCorp.	(11,190)	—	(11,190)
Deutsche Bank AG	CAD	(19)	Pay or receive amounts based on market value fluctuation of First Quantum Minerals Ltd.	(297)	—	(297)
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Franklin Financial Corp.	1,809	—	1,809
Deutsche Bank AG	GBP	43	Pay or receive amounts based on market value fluctuation of Friends Life Group Ord Ltd.	(10,995)	—	(10,995)
Deutsche Bank AG		275	Pay or receive amounts based on market value fluctuation of Gain Capital Holdings, Inc.	31,601	—	31,601
Deutsche Bank AG		150	Pay or receive amounts based on market value fluctuation of General Cable Corp.	(78,530)	—	(78,530)
Deutsche Bank AG		(4)	Pay or receive amounts based on market value fluctuation of General Cable Corp.	19,344	—	19,344
Deutsche Bank AG		7	Pay or receive amounts based on market value fluctuation of Gentiva Health Services.	7,481	—	7,481
Deutsche Bank AG		72	Pay or receive amounts based on market value fluctuation of GFI Group, Inc.	46,829	—	46,829

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	CAD	3	Pay or receive amounts based on market value fluctuation of Glentel.	$(92)	$—	$(92)
Deutsche Bank AG		239	Pay or receive amounts based on market value fluctuation of Glimcher Realty Trust.	77,682	—	77,682
Deutsche Bank AG	AUD	791	Pay or receive amounts based on market value fluctuation of Goodman Fielder.	(82,878)	—	(82,878)
Deutsche Bank AG		250	Pay or receive amounts based on market value fluctuation of Goodrich Petroleum Corp.	(112,220)	—	(112,220)
Deutsche Bank AG		(1)	Pay or receive amounts based on market value fluctuation of Goodrich Petroleum Corp.	554	—	554
Deutsche Bank AG	GBP	(12)	Pay or receive amounts based on market value fluctuation of Green King Co.	9,272	—	9,272
Deutsche Bank AG		375	Pay or receive amounts based on market value fluctuation of GTAdvanced Technologies, Inc.	(99,579)	—	(99,579)
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Halliburton.	6,309	—	6,309
Deutsche Bank AG		8	Pay or receive amounts based on market value fluctuation of Halyard Health.	71,670	—	71,670
Deutsche Bank AG		12	Pay or receive amounts based on market value fluctuation of Health Care REIT.	79,964	—	79,964
Deutsche Bank AG		(7)	Pay or receive amounts based on market value fluctuation of Health Care REIT.	(71,822)	—	(71,822)
Deutsche Bank AG		275	Pay or receive amounts based on market value fluctuation of Healthways, Inc.	24,280	—	24,280
Deutsche Bank AG		(11)	Pay or receive amounts based on market value fluctuation of Healthways, Inc.	(29,947)	—	(29,947)
Deutsche Bank AG		550	Pay or receive amounts based on market value fluctuation of Herbalife Ltd.	(21,484)	—	(21,484)
Deutsche Bank AG		3	Pay or receive amounts based on market value fluctuation of Heritage Financial Group.	993	—	993
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Hertz Global Holdings.	(126)	—	(126)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Hilltop Holdings, Inc.	2	—	2
Deutsche Bank AG		(8)	Pay or receive amounts based on market value fluctuation of Homestreet, Inc.	(6,408)	—	(6,408)
Deutsche Bank AG		271	Pay or receive amounts based on market value fluctuation of Hudson City Bancorp, Inc.	37,952	—	37,952
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Illumina, Inc.	3	—	3

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		(10)	Pay or receive amounts based on market value fluctuation of Independent Bank Corp.	$(53,293)	$—	$(53,293)
Deutsche Bank AG		9	Pay or receive amounts based on market value fluctuation of Integrys Energy Group, Inc.	104,898	—	104,898
Deutsche Bank AG		43	Pay or receive amounts based on market value fluctuation of International Rectifier Corp.	23,278	—	23,278
Deutsche Bank AG		34	Pay or receive amounts based on market value fluctuation of Intervest Bancshares Corp.	16,580	—	16,580
Deutsche Bank AG		250	Pay or receive amounts based on market value fluctuation of iStar Financial, Inc.	22,537	—	22,537
Deutsche Bank AG		6	Pay or receive amounts based on market value fluctuation of iStar Financial, Inc.	(33,911)	—	(33,911)
Deutsche Bank AG		(38)	Pay or receive amounts based on market value fluctuation of iStar Financial, Inc.	37,279	—	37,279
Deutsche Bank AG		700	Pay or receive amounts based on market value fluctuation of Jakks Pacific, Inc.	4,036	—	4,036
Deutsche Bank AG		575	Pay or receive amounts based on market value fluctuation of Jakks Pacific, Inc.	6,021	—	6,021
Deutsche Bank AG		(101)	Pay or receive amounts based on market value fluctuation of Jakks Pacific, Inc.	6,410	—	6,410
Deutsche Bank AG		52	Pay or receive amounts based on market value fluctuation of Journal Communications, Inc.	116,691	—	116,691
Deutsche Bank AG		375	Pay or receive amounts based on market value fluctuation of KCAP Financial, Inc.	(77,632)	—	(77,632)
Deutsche Bank AG		(14)	Pay or receive amounts based on market value fluctuation of KCAP Financial, Inc.	8,731	—	8,731
Deutsche Bank AG		3	Pay or receive amounts based on market value fluctuation of Keysight Technologies.	12,792	—	12,792
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Kilroy Realty.	(5)	—	(5)
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Kindred Healthcare, Inc.	4,477	—	4,477
Deutsche Bank AG	EUR	(1)	Pay or receive amounts based on market value fluctuation of Klepierre REIT.	335	—	335
Deutsche Bank AG		15	Pay or receive amounts based on market value fluctuation of KLX, Inc.	(6,367)	—	(6,367)
Deutsche Bank AG		45	Pay or receive amounts based on market value fluctuation of Knowles Corp.	208,041	—	208,041

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		(1)	Pay or receive amounts based on market value fluctuation of Laboratory Corp. of America Holdings.	$(7,392)	$—	$(7,392)
Deutsche Bank AG	EUR	16	Pay or receive amounts based on market value fluctuation of Lafarge.	(138,619)	—	(138,619)
Deutsche Bank AG		21	Pay or receive amounts based on market value fluctuation of Lands’ End, Inc.	210,163	—	210,163
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Lennar Corp.	205	—	205
Deutsche Bank AG		500	Pay or receive amounts based on market value fluctuation of Lexington Realty Trust.	(52,078)	—	(52,078)
Deutsche Bank AG		(70)	Pay or receive amounts based on market value fluctuation of Lexington Realty Trust.	40,879	—	40,879
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Liberty Global PLC.	5	—	5
Deutsche Bank AG		14	Pay or receive amounts based on market value fluctuation of Liberty Tripadvisor Holdings, Inc. Class A.	10,006	—	10,006
Deutsche Bank AG		7	Pay or receive amounts based on market value fluctuation of Liberty Ventures.	23,357	—	23,357
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of LNB Bancorp.	917	—	917
Deutsche Bank AG		45	Pay or receive amounts based on market value fluctuation of Lorillard, Inc.	129,983	—	129,983
Deutsche Bank AG		(23)	Pay or receive amounts based on market value fluctuation of M & T Bank Corp.	(33,140)	—	(33,140)
Deutsche Bank AG		275	Pay or receive amounts based on market value fluctuation of M/I Homes, Inc.	(15,208)	—	(15,208)
Deutsche Bank AG		225	Pay or receive amounts based on market value fluctuation of M/I Homes, Inc.	(7,775)	—	(7,775)
Deutsche Bank AG		(12)	Pay or receive amounts based on market value fluctuation of M/I Homes, Inc.	(278)	—	(278)
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Matthews International Corp.	2,243	—	2,243
Deutsche Bank AG		(1)	Pay or receive amounts based on market value fluctuation of Matthews International Corp.	(2,243)	—	(2,243)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of MB Financial, Inc.	4	—	4
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of MB Financial, Inc.	(4)	—	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	(16)	Pay or receive amounts based on market value fluctuation of McArriage Services.	$(36,631)	$—	$(36,631)
Deutsche Bank AG	325	Pay or receive amounts based on market value fluctuation of Meadowbrook Insurance Group, Inc.	39,786	—	39,786
Deutsche Bank AG	16	Pay or receive amounts based on market value fluctuation of Meadowbrook Insurance Group, Inc.	(173)	—	(173)
Deutsche Bank AG	(37)	Pay or receive amounts based on market value fluctuation of Medtronic, Inc.	(325,378)	—	(325,378)
Deutsche Bank AG	300	Pay or receive amounts based on market value fluctuation of Meritage Homes Corp.	(41,260)	—	(41,260)
Deutsche Bank AG	(2)	Pay or receive amounts based on market value fluctuation of Meritage Homes Corp.	5,375	—	5,375
Deutsche Bank AG	600	Pay or receive amounts based on market value fluctuation of Meritor, Inc.	25,778	—	25,778
Deutsche Bank AG	(42)	Pay or receive amounts based on market value fluctuation of Meritor, Inc.	(28,742)	—	(28,742)
Deutsche Bank AG	1,025	Pay or receive amounts based on market value fluctuation of MGIC Investment Corp.	72,722	—	72,722
Deutsche Bank AG	1,000	Pay or receive amounts based on market value fluctuation of MGIC Investment Corp.	124,050	—	124,050
Deutsche Bank AG	(156)	Pay or receive amounts based on market value fluctuation of MGIC Investment Corp.	(138,282)	—	(138,282)
Deutsche Bank AG	525	Pay or receive amounts based on market value fluctuation of Microchip Technology, Inc.	188,865	—	188,865
Deutsche Bank AG	(20)	Pay or receive amounts based on market value fluctuation of Microchip Technology, Inc.	(117,849)	—	(117,849)
Deutsche Bank AG	625	Pay or receive amounts based on market value fluctuation of ModusLink Global Solutions, Inc.	(37,460)	—	(37,460)
Deutsche Bank AG	(61)	Pay or receive amounts based on market value fluctuation of ModusLink Global Solutions, Inc.	(4,845)	—	(4,845)
Deutsche Bank AG	200	Pay or receive amounts based on market value fluctuation of Natural Resources, Inc.	(81,245)	—	(81,245)
Deutsche Bank AG	1	Pay or receive amounts based on market value fluctuation of Natural Resources, Inc.	(1,714)	—	(1,714)
Deutsche Bank AG	(17)	Pay or receive amounts based on market value fluctuation of Natural Resources, Inc.	12,986	—	12,986
Deutsche Bank AG	65	Pay or receive amounts based on market value fluctuation of Navient.	97,887	—	97,887

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	10	Pay or receive amounts based on market value fluctuation of New Media Investment Group, Inc.	$47,550	$—	$47,550
Deutsche Bank AG	11	Pay or receive amounts based on market value fluctuation of New Sr. Investments.	(31,350)	—	(31,350)
Deutsche Bank AG	21	Pay or receive amounts based on market value fluctuation of Newcastle Investment Corp.	(402,525)	—	(402,525)
Deutsche Bank AG	32	Pay or receive amounts based on market value fluctuation of Nextera Energy, Inc.	448,412	—	448,412
Deutsche Bank AG	9	Pay or receive amounts based on market value fluctuation of Nextera Energy, Inc.	64,857	—	64,857
Deutsche Bank AG	7	Pay or receive amounts based on market value fluctuation of NextEra Energy, Inc.	36,423	—	36,423
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Nextera Energy, Inc.	3,616	—	3,616
Deutsche Bank AG	(29)	Pay or receive amounts based on market value fluctuation of Nextera Energy, Inc.	(417,327)	—	(417,327)
Deutsche Bank AG	48	Pay or receive amounts based on market value fluctuation of Nicholas Financial, Inc.	96,842	—	96,842
Deutsche Bank AG	30	Pay or receive amounts based on market value fluctuation of Northstar Asset Management.	91,300	—	91,300
Deutsche Bank AG	100	Pay or receive amounts based on market value fluctuation of Northstar Real Estate.	(14,511)	—	(14,511)
Deutsche Bank AG	33	Pay or receive amounts based on market value fluctuation of NorthStar Realty Finance Corp.	(20,198)	—	(20,198)
Deutsche Bank AG	(12)	Pay or receive amounts based on market value fluctuation of NorthStar Realty Finance Corp.	13,038	—	13,038
Deutsche Bank AG	(2)	Pay or receive amounts based on market value fluctuation of Northwest Bancshares, Inc.	(584)	—	(584)
Deutsche Bank AG	22	Pay or receive amounts based on market value fluctuation of Now, Inc.	(39,944)	—	(39,944)
Deutsche Bank AG	1,450	Pay or receive amounts based on market value fluctuation of NRG Yield, Inc.	(97,578)	—	(97,578)
Deutsche Bank AG	(17)	Pay or receive amounts based on market value fluctuation of NRG Yield, Inc.	33,293	—	33,293
Deutsche Bank AG	12	Pay or receive amounts based on market value fluctuation of Oil States International, Inc.	(100,939)	—	(100,939)
Deutsche Bank AG	13	Pay or receive amounts based on market value fluctuation of Omnicare.	162,600	—	162,600

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	(15)	Pay or receive amounts based on market value fluctuation of Omnicare.	$(158,871)	$—	$(158,871)
Deutsche Bank AG	375	Pay or receive amounts based on market value fluctuation of ON Semiconductor Corp.	1,218	—	1,218
Deutsche Bank AG	23	Pay or receive amounts based on market value fluctuation of ON Semiconductor Corp.	25,341	—	25,341
Deutsche Bank AG	28	Pay or receive amounts based on market value fluctuation of One Gas, Inc.	60,779	—	60,779
Deutsche Bank AG	10	Pay or receive amounts based on market value fluctuation of Orbital Sciences Corp.	(9,407)	—	(9,407)
Deutsche Bank AG	23	Pay or receive amounts based on market value fluctuation of Out Front Media, Inc.	(76,846)	—	(76,846)
Deutsche Bank AG	125	Pay or receive amounts based on market value fluctuation of Palo Alto Networks, Inc.	28,437	—	28,437
Deutsche Bank AG	(1)	Pay or receive amounts based on market value fluctuation of Palo Alto Networks, Inc.	(25,043)	—	(25,043)
Deutsche Bank AG	197	Pay or receive amounts based on market value fluctuation of Paragon Offshore.	(372,330)	—	(372,330)
Deutsche Bank AG	2	Pay or receive amounts based on market value fluctuation of Paramount Gold And Silver Corp.	(1,742)	—	(1,742)
Deutsche Bank AG	475	Pay or receive amounts based on market value fluctuation of PDL Biopharma.	98,080	—	98,080
Deutsche Bank AG	(75)	Pay or receive amounts based on market value fluctuation of PDL Biopharma.	25,971	—	25,971
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Penford.	(2)	—	(2)
Deutsche Bank AG	29	Pay or receive amounts based on market value fluctuation of Peoples Federal Bancshares, Inc.	69,083	—	69,083
Deutsche Bank AG	136	Pay or receive amounts based on market value fluctuation of Pepco Holdings, Inc.	(30,670)	—	(30,670)
Deutsche Bank AG	11	Pay or receive amounts based on market value fluctuation of PetSmart, Inc.	3,579	—	3,579
Deutsche Bank AG	5	Pay or receive amounts based on market value fluctuation of Platinum Underwriters Holdings Ltd.	(1,927)	—	(1,927)
Deutsche Bank AG	5	Pay or receive amounts based on market value fluctuation of Post Holdings, Inc.	42,100	—	42,100
Deutsche Bank AG	(9)	Pay or receive amounts based on market value fluctuation of Post Holdings, Inc.	(53,114)	—	(53,114)

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	500	Pay or receive amounts based on market value fluctuation of Powerwave Technologies, Inc.	$(130,000)	$—	$(130,000)
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Priceline.com.	(209)	—	(209)
Deutsche Bank AG	425	Pay or receive amounts based on market value fluctuation of Prospect Capital Corp.	(25,965)	—	(25,965)
Deutsche Bank AG	(1)	Pay or receive amounts based on market value fluctuation of Prospect Capital Corp.	645	—	645
Deutsche Bank AG	15	Pay or receive amounts based on market value fluctuation of Protective Life Corp.	3,298	—	3,298
Deutsche Bank AG	47	Pay or receive amounts based on market value fluctuation of QLT, Inc.	(71,150)	—	(71,150)
Deutsche Bank AG	150	Pay or receive amounts based on market value fluctuation of Quantum Corp.	35,189	—	35,189
Deutsche Bank AG	(76)	Pay or receive amounts based on market value fluctuation of Quantum Corp.	(29,648)	—	(29,648)
Deutsche Bank AG	575	Pay or receive amounts based on market value fluctuation of Rambus, Inc.	(32,571)	—	(32,571)
Deutsche Bank AG	(33)	Pay or receive amounts based on market value fluctuation of Rambus, Inc.	22,357	—	22,357
Deutsche Bank AG	625	Pay or receive amounts based on market value fluctuation of Red Hat, Inc.	(67,714)	—	(67,714)
Deutsche Bank AG	6	Pay or receive amounts based on market value fluctuation of Red Hat, Inc.	50,581	—	50,581
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Regeneron Pharmaceuticals, Inc.	(256)	—	(256)
Deutsche Bank AG	(1)	Pay or receive amounts based on market value fluctuation of Renaissancere Holding Ltd.	1,231	—	1,231
Deutsche Bank AG	(3)	Pay or receive amounts based on market value fluctuation of Renasant.	(925)	—	(925)
Deutsche Bank AG	(21)	Pay or receive amounts based on market value fluctuation of Renewable Energy Group, Inc.	35,125	—	35,125
Deutsche Bank AG	400	Pay or receive amounts based on market value fluctuation of Renewable NRG Systems.	(74,553)	—	(74,553)
Deutsche Bank AG	125	Pay or receive amounts based on market value fluctuation of Resource Capital Corp.	(5,216)	—	(5,216)
Deutsche Bank AG	(2)	Pay or receive amounts based on market value fluctuation of Resource Capital Corp.	283	—	283

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	(13)	Pay or receive amounts based on market value fluctuation of Reynolds American, Inc.	$(72,880)	$—	$(72,880)
Deutsche Bank AG	(269)	Pay or receive amounts based on market value fluctuation of RF Micro Devices, Inc.	(1,397,091)	—	(1,397,091)
Deutsche Bank AG	54	Pay or receive amounts based on market value fluctuation of Riverbed Technology, Inc.	3,888	—	3,888
Deutsche Bank AG	29	Pay or receive amounts based on market value fluctuation of Rockwood Holdings, Inc.	(25,993)	—	(25,993)
Deutsche Bank AG	40	Pay or receive amounts based on market value fluctuation of Safeway, Inc.	19,212	—	19,212
Deutsche Bank AG	29	Pay or receive amounts based on market value fluctuation of Sanchez Energy Corp.	(1,297,061)	—	(1,297,061)
Deutsche Bank AG	11	Pay or receive amounts based on market value fluctuation of Sanchez Energy Corp.	(598,904)	—	(598,904)
Deutsche Bank AG	(78)	Pay or receive amounts based on market value fluctuation of Sanchez Energy Corp.	1,506,487	—	1,506,487
Deutsche Bank AG	325	Pay or receive amounts based on market value fluctuation of Scorpio Tankers, Inc.	(19,076)	—	(19,076)
Deutsche Bank AG	(16)	Pay or receive amounts based on market value fluctuation of Scorpio Tankers, Inc.	(1,134)	—	(1,134)
Deutsche Bank AG	1,350	Pay or receive amounts based on market value fluctuation of Sequenom, Inc.	(106,127)	—	(106,127)
Deutsche Bank AG	(169)	Pay or receive amounts based on market value fluctuation of Sequenom, Inc.	(46,896)	—	(46,896)
Deutsche Bank AG	43	Pay or receive amounts based on market value fluctuation of Seventy Seven Energy, Inc.	(215,918)	—	(215,918)
Deutsche Bank AG	100	Pay or receive amounts based on market value fluctuation of Shengdatech, Inc.	(500)	—	(500)
Deutsche Bank AG	2	Pay or receive amounts based on market value fluctuation of Sigma-Aldrich Corp.	2,989	—	2,989
Deutsche Bank AG	4	Pay or receive amounts based on market value fluctuation of Simon Property Group REIT.	7,718	—	7,718
Deutsche Bank AG	13	Pay or receive amounts based on market value fluctuation of Simplicity Bancorp, Inc.	10,522	—	10,522
Deutsche Bank AG	— (r)	Pay or receive amounts based on market value fluctuation of Sirius XM Holdings.	4	—	4
Deutsche Bank AG	59	Pay or receive amounts based on market value fluctuation of SLM Corp.	15,812	—	15,812

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Southside Bancshares, Inc.	$1,271	$—	$1,271
Deutsche Bank AG		750	Pay or receive amounts based on market value fluctuation of Spectrum Pharmaceuticals, Inc.	(46,407)	—	(46,407)
Deutsche Bank AG		(45)	Pay or receive amounts based on market value fluctuation of Spectrum Pharmaceuticals, Inc.	23,916	—	23,916
Deutsche Bank AG	GBP	93	Pay or receive amounts based on market value fluctuation of Spirit Pub Company PLC.	(6,891)	—	(6,891)
Deutsche Bank AG		32	Pay or receive amounts based on market value fluctuation of Starwood Property Trust REIT.	12,258	—	12,258
Deutsche Bank AG		4	Pay or receive amounts based on market value fluctuation of Starwood Waypoint REIT.	2,469	—	2,469
Deutsche Bank AG		125	Pay or receive amounts based on market value fluctuation of Stillwater Mining Co.	5,156	—	5,156
Deutsche Bank AG		(8)	Pay or receive amounts based on market value fluctuation of Stillwater Mining Co.	(4,513)	—	(4,513)
Deutsche Bank AG		1,475	Pay or receive amounts based on market value fluctuation of Sunedison, Inc.	(181,255)	—	(181,255)
Deutsche Bank AG		450	Pay or receive amounts based on market value fluctuation of Sunedison, Inc.	(57,869)	—	(57,869)
Deutsche Bank AG		(113)	Pay or receive amounts based on market value fluctuation of SunEdison, Inc.	237,858	—	237,858
Deutsche Bank AG		100	Pay or receive amounts based on market value fluctuation of Sunpower Corp.	767	—	767
Deutsche Bank AG		(3)	Pay or receive amounts based on market value fluctuation of SunPower Corp.	14,558	—	14,558
Deutsche Bank AG		22	Pay or receive amounts based on market value fluctuation of Susquehanna Bancshares, Inc.	5,326	—	5,326
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of Swap Microfinancial, Inc.	(13)	—	(13)
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of SWS Group, Inc.	(2)	—	(2)
Deutsche Bank AG		3	Pay or receive amounts based on market value fluctuation of Symmetry Surgical.	143	—	143
Deutsche Bank AG		24	Pay or receive amounts based on market value fluctuation of Synchrony Financial	51,015	—	51,015
Deutsche Bank AG		83	Pay or receive amounts based on market value fluctuation of Talisman Energy, Inc.	8,411	—	8,411

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		450	Pay or receive amounts based on market value fluctuation of Tesla Motors, Inc.	$(87,814)	$—	$(87,814)
Deutsche Bank AG		575	Pay or receive amounts based on market value fluctuation of Teva Pharmaceutical Finance Co. LLC.	(46,615)	—	(46,615)
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Teva Pharmaceutical Finance Co. LLC.	3,661	—	3,661
Deutsche Bank AG		17	Pay or receive amounts based on market value fluctuation of Theravance Biopharma, Inc.	(42,218)	—	(42,218)
Deutsche Bank AG		35	Pay or receive amounts based on market value fluctuation of Theravance, Inc.	(8,668)	—	(8,668)
Deutsche Bank AG		29	Pay or receive amounts based on market value fluctuation of Time Warner Cable, Inc.	126,333	—	126,333
Deutsche Bank AG		8	Pay or receive amounts based on market value fluctuation of Time Warner Cable, Inc.	60,917	—	60,917
Deutsche Bank AG		30	Pay or receive amounts based on market value fluctuation of Time, Inc.	89,782	—	89,782
Deutsche Bank AG	JPY	36	Pay or receive amounts based on market value fluctuation of Tokyo Electron Ltd.	290,584	—	290,584
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of TowneBank.	(976)	—	(976)
Deutsche Bank AG		10	Pay or receive amounts based on market value fluctuation of Tribune Publishing Co.	69,717	—	69,717
Deutsche Bank AG		159	Pay or receive amounts based on market value fluctuation of TriQuint Semiconductor, Inc.	1,368,150	—	1,368,150
Deutsche Bank AG		26	Pay or receive amounts based on market value fluctuation of TRW Automotive Holdings Corp.	32,846	—	32,846
Deutsche Bank AG		(20)	Pay or receive amounts based on market value fluctuation of TTM Technologies, Inc.	(21,562)	—	(21,562)
Deutsche Bank AG		7	Pay or receive amounts based on market value fluctuation of Tyson Foods, Inc.	(3,893)	—	(3,893)
Deutsche Bank AG		(6)	Pay or receive amounts based on market value fluctuation of Tyson Foods, Inc.	4,094	—	4,094
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Universal Corp.	(223,549)	—	(223,549)
Deutsche Bank AG		(15)	Pay or receive amounts based on market value fluctuation of Universal Corp.	83,373	—	83,373
Deutsche Bank AG		(19)	Pay or receive amounts based on market value fluctuation of UTi Worldwide, Inc.	(33,891)	—	(33,891)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Valley National Bancorp.	$347	$—	$347
Deutsche Bank AG		750	Pay or receive amounts based on market value fluctuation of Vantage Drilling Co.	(164,313)	—	(164,313)
Deutsche Bank AG		475	Pay or receive amounts based on market value fluctuation of Vector Group Ltd.	124,978	—	124,978
Deutsche Bank AG		(15)	Pay or receive amounts based on market value fluctuation of Vector Group Ltd.	(12,264)	—	(12,264)
Deutsche Bank AG		(35)	Pay or receive amounts based on market value fluctuation of Ventas, Inc.	(215,121)	—	(215,121)
Deutsche Bank AG		28	Pay or receive amounts based on market value fluctuation of Viasystems Group, Inc.	27,740	—	27,740
Deutsche Bank AG	CAD	— (r)	Pay or receive amounts based on market value fluctuation of Vicwest, Inc.	1	—	1
Deutsche Bank AG		550	Pay or receive amounts based on market value fluctuation of Vishay Intertechnology, Inc.	4,173	—	4,173
Deutsche Bank AG		(36)	Pay or receive amounts based on market value fluctuation of Vishay Intertechnology, Inc.	(22,227)	—	(22,227)
Deutsche Bank AG		67	Pay or receive amounts based on market value fluctuation of Volcano.	2,158	—	2,158
Deutsche Bank AG		40	Pay or receive amounts based on market value fluctuation of Washington Prime Group.	(26,147)	—	(26,147)
Deutsche Bank AG		(47)	Pay or receive amounts based on market value fluctuation of Washington Prime Group.	(9,062)	—	(9,062)
Deutsche Bank AG		1,300	Pay or receive amounts based on market value fluctuation of WebMD Health Corp.	(146,792)	—	(146,792)
Deutsche Bank AG		625	Pay or receive amounts based on market value fluctuation of WebMD Health Corp.	(18,454)	—	(18,454)
Deutsche Bank AG		(18)	Pay or receive amounts based on market value fluctuation of WebMD Health Corp.	84,318	—	84,318
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of WesBanco.	109	—	109
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Whiting Petroleum Corp.	47	—	47
Deutsche Bank AG		(10)	Pay or receive amounts based on market value fluctuation of Wisconsin Energy Corp.	(88,001)	—	(88,001)
Deutsche Bank AG		400	Pay or receive amounts based on market value fluctuation of Worldwide, Inc.	35,636	—	35,636

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Total return swap agreements outstanding at December 31, 2014 (continued):

Counterparty(1)(2)(3)(4)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	JPY	(364)	Pay or receive amounts based on market value fluctuation of Yahoo! Japan Corp.	$69,448	$—	$69,448
Deutsche Bank AG		300	Pay or receive amounts based on market value fluctuation of Zais Financial Corp.	(20,746)	—	(20,746)
Deutsche Bank AG		(6)	Pay or receive amounts based on market value fluctuation of Zais Financial Corp.	3,446	—	3,446
Deutsche Bank AG		450	Pay or receive amounts based on market value fluctuation of Zaza Energy Corp.	(234,037)	—	(234,037)
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Zaza Energy Corp.	32,708	—	32,708
Deutsche Bank AG	EUR	1	Pay or receive amounts based on market value fluctuation of Ziggo NV	3,042	—	3,042

				$(2,853,526)	$—	$(2,853,526)

(r)	Notional amount is less than $500 par.

(1)	Bank of America total return swaps have a termination date of 8/12/19.

(2)	Citigroup Global Markets total return swaps have a termination date of 3/15/15.

(3)	Credit Suisse First Boston Corp. total return swaps have a termination date of 3/31/15.

(4)	Deutsche Bank AG positions have a termination date of 8/15/15. On the Deutsche Bank AG positions, the Portfolio receives or pays the total return on the positions shown in the table above and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$4,187,804,567	$—	$—
Common Stocks	465,557,105	134,386,403	4,118,823
Exchange Traded Funds	159,555,597	—	—
Preferred Stocks	1,162,760	2,671,201	103
Rights	70,689	165,763	23,695
Unaffiliated Mutual Funds	111,324,951	—	—
Warrants	1,491,673	—	40,059
Asset-Backed Securities
Collateralized Debt Obligations	—	2,813,616	—
Collateralized Loan Obligations	—	10,390,240	—
Non-Residential Mortgage-Backed Securities	—	1,925,453	1,871,570
Residential Mortgage-Backed Securities	—	213,839	—
Bank Loans	—	2,081,857	—
Certificates of Deposit	—	10,256,616	—
Commercial Mortgage-Backed Securities	—	11,945,652	3,291,520
Convertible Bonds	—	3,697,543	14,497
Corporate Bonds	—	288,139,836	66,823
Foreign Government Bonds	—	486,355,608	—
Municipal Bonds	—	2,914,430	—
Residential Mortgage-Backed Securities	—	37,817,930	—
U.S. Government Agency Obligations	—	38,118,682	—
U.S. Treasury Obligations	—	473,122,283	—
Affiliated Money Market Mutual Fund	1,136,970,423	—	—
Repurchase Agreement	—	16,510,000	—
Foreign Treasury Obligations	—	30,511,675	—
Commercial Paper	—	990,369	—
Options Purchased	10,352,880	230,080	—
Short Sales – Common Stocks	(179,270,554)	(588,479)	—
Short Sales – U.S. Government Agency Obligations	—	(30,349,678)	—
Options Written	(13,005,174)	(714,606)	—
Other Financial Instruments*
Financial Futures Contracts	10,238,840	—	—
Commodity Futures Contracts	(21,409,233)	—	—
Foreign Forward Currency Contracts	—	19,199,602	—
Over-the-counter interest rate swaps	—	(747,158)	—
Exchange-traded interest rate swaps	—	395,095	—
Over-the-counter credit default swaps	—	(1,450,456)	—
Exchange-traded credit default swaps	—	(202,220)	—
Total Return Swaps	—	(2,864,503)	10,977
Currency Swap Agreements	—	(2,070,917)	—

Total	$5,870,844,524	$1,535,865,756	$9,438,067

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Mutual Funds	57.2%
Affiliated Money Market Mutual Fund (2.8% represents investments purchased with collateral from securities on loan)	15.5
Foreign Government Bonds	6.7
U.S. Treasury Obligations	6.4
Oil, Gas & Consumable Fuels	2.4
Exchange Traded Funds	2.2
Unaffiliated Mutual Funds	1.5
Banks	1.0
Electric Utilities	0.8
Transportation Infrastructure	0.7
U.S. Government Agency Obligations	0.6
Independent Power & Renewable Electricity Producers	0.6
Multi-Utilities	0.6
Residential Mortgage-Backed Securities	0.5
Foreign Treasury Obligations	0.4
Road & Rail	0.4
Construction & Engineering	0.4
Metals & Mining	0.4
Media	0.3
Diversified Financial Services	0.3
Wireless Telecommunication Services	0.3
Machinery	0.3
Real Estate Investment Trusts (REITs)	0.3
Internet Software & Services	0.2
Capital Markets	0.2
Chemicals	0.2
Food Products	0.2
Semiconductors & Semiconductor Equipment	0.2
Certificates of Deposit	0.2
Commercial Mortgage-Backed Securities	0.2
Diversified Telecommunication Services	0.2
Gas Utilities	0.2
Options Purchased	0.2
Repurchase Agreement	0.2
Water Utilities	0.2
Aerospace & Defense	0.1
Biotechnology	0.1
Communications Equipment	0.1
Energy Equipment & Services	0.1
Health Care Equipment & Supplies	0.1
Health Care Providers & Services	0.1
Hotels, Restaurants & Leisure	0.1
Insurance	0.1
IT Services	0.1
Pharmaceuticals	0.1
Software	0.1
Specialty Retail	0.1
Airlines	0.1
Building Products	0.1
Collateralized Loan Obligations	0.1
Commercial Services & Supplies	0.1
Construction Materials	0.1
Consumer Finance	0.1
Household Durables	0.1
Non-Residential Mortgage-Backed Securities	0.1
Paper & Forest Products	0.1
Thrifts & Mortgage Finance	0.1
Aerospace & Defense	(0.1)

Automobiles	(0.1)%
Banks	(0.1)
Biotechnology	(0.1)
Capital Markets	(0.1)
Chemicals	(0.1)
Communications Equipment	(0.1)
Energy Equipment & Services	(0.1)
Food Products	(0.1)
Health Care Equipment & Supplies	(0.1)
Health Care Providers & Services	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Insurance	(0.1)
IT Services	(0.1)
Machinery	(0.1)
Media	(0.1)
Oil, Gas & Consumable Fuels	(0.1)
Pharmaceuticals	(0.1)
Real Estate Investment Trusts (REITs)	(0.1)
Road & Rail	(0.1)
Semiconductors & Semiconductor Equipment	(0.1)
Software	(0.1)
Specialty Retail	(0.1)
Internet Software & Services	(0.2)
U.S. Government Agency Obligations	(0.4)

101.5
Options Written	(0.2)
Liabilities in excess of other assets	(1.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$2,279,882	*	Due from/to broker-variation margin futures	$2,434,698	*
Interest rate contracts	Due from/to broker-variation margin swaps	6,112,385	*	Due from/to broker-variation margin swaps	5,717,290	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	275,660		Unrealized depreciation on over-the-counter swap agreements	2,400,637
Interest rate contracts	Premiums paid for swap agreements	259,618		Premiums received for swap agreements	952,716
Interest rate contracts	Unaffiliated investments	692,210		Written options outstanding, at value	1,183,125
Foreign exchange contracts	Due from/to broker-variation margin futures	52,343	*	Due from/to broker-variation margin futures	98,030	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	39,907,146		Unrealized depreciation on foreign currency forward contracts	20,707,544
Foreign exchange contracts	Unaffiliated investments	312,607		Written options outstanding, at value	874,577
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	306,366		Unrealized depreciation on over-the-counter swap agreements	402,944
Credit contracts	Premiums paid for swap agreements	140,606		Premiums received for swap agreements	1,494,484
Credit contracts	Unaffiliated investments	6,443		Written options outstanding, at value	12,172
Credit contracts	Due from/to broker-variation margin swaps	61,684	*	Due from/to broker-variation margin swaps	263,904	*
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	10,277,654		Unrealized depreciation on over-the-counter swap agreements	13,131,180
Equity contracts	Unaffiliated investments	11,363,579		Written options outstanding, at value	11,649,906
Equity contracts	Due from/to broker-variation margin futures	12,446,864	*	Due from/to broker-variation margin futures	2,007,521	*
Commodity contracts	Due from/to broker-variation margin futures	3,478,773	*	Due from/to broker-variation margin futures	24,888,006	*

Total		$87,973,820			$88,218,734

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$—	$—	$930,083	$(5,243,044)	$2,990,552	$(1,143,562)	$—	$(2,465,971)
Foreign exchange contracts	—	—	(1,098,544)	(435,822)	1,751,701	(34,643)	33,729,363	33,912,055
Credit contracts	—	—	—	(5,399)	97,645	(965,746)	—	(873,500)
Equity contracts	15,607	511,164	(8,074,450)	34,109,475	6,662,565	(6,450,429)	—	26,773,932
Commodity contracts	—	—	—	(35,116,998)	—	—	—	(35,116,998)

Total	$15,607	$511,164	$(8,242,911)	$(6,691,788)	$11,502,463	$(8,594,380)	$33,729,363	$22,229,518

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Purchased Options(3)	Futures	Written Options	Swaps	Forward & Cross Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$(497,111)	$1,422,031	$75,790	$(1,179,919)	$—	$(179,209)
Foreign exchange contracts	—	—	77,096	(54,374)	617,401	—	23,216,860	23,856,983
Credit contracts	—	—	(18,926)	—	5,666	529,101	—	515,841
Equity contracts	(7,766)	(575,214)	3,800,446	(6,972,691)	(3,582,432)	(2,861,462)	—	(10,199,119)
Commodity contracts	—	—	—	(18,418,227)	—	—	—	(18,418,227)

Total	$(7,766)	$(575,214)	$3,361,505	$(24,023,261)	$(2,883,575)	$(3,512,280)	$23,216,860	$(4,423,731)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Contracts — Long Positions(2)	Futures Contracts — Short Positions(2)	Cross Currency Exchange Contracts(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Written Options(5)
$5,099,641	$1,656,757,935	$729,676,355	$458,616	$1,051,231,732	$1,586,012,085	$198,405,558

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate Swap Agreements(5)	Credit Default Swap Agreements — Buy Protection(5)	Credit Default Swap Agreements — Sell Protection(5)	Total Return Swap Agreements(5)	Currency Swap Agreements(5)
$350,123,400	$27,056,372	$45,790,028	$97,669,950	$21,941,800

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America(4)	$250,831	$(246,596)	$(260,028)	$—
Bank of America(6)	1,168,321	(1,005,007)	—	163,314
Barclays Capital Group(4)	547,166	(478,934)	(160,037)	—
Barclays Capital Group(6)	4,168,935	(743,357)	—	3,425,578
Barclays Capital Group(7)	5,358,757	(5,358,757)	—	—
BNP Paribas(4)	1,746,709	(1,610,884)	(1,290,215)	—
Citigroup Global Markets(4)	3,221,171	(2,783,244)	(850,094)	—
Citigroup Global Markets(5)	38,107	(4,404)	—	33,703
Citigroup Global Markets(6)	1,110,302	(769,747)	—	340,555
Credit Suisse First Boston Corp.(4)	927,419	(273,038)	(760,072)	—
Credit Suisse First Boston Corp.(5)	269,883	(50,308)	(260,000)	—
Credit Suisse First Boston Corp.(6)	6,443	—	—	6,443
Credit Suisse First Boston Corp.(8)	35	—	—	35
Deutsche Bank AG(4)	1,167,754	(1,167,754)	—	—
Deutsche Bank AG(5)	10,276,516	(10,276,516)	—	—
Deutsche Bank AG(6)	99,837	(84,496)	—	15,341
Goldman Sachs & Co.(4)	3,447,443	(2,356,291)	(2,020,136)	—
Hong Kong & Shanghai Bank(4)	1,007,340	(141,189)	(790,050)	76,101
JPMorgan Chase(4)	5,393,425	(308,370)	(4,340,328)	744,727
Morgan Stanley(4)	202,503	(202,503)	—	—
Morgan Stanley(7)	6,960,771	(4,169,874)	—	2,790,897
Royal Bank of Scotland Group PLC(4)	6,518	(6,518)	—	—
Royal Bank of Scotland Group PLC(5)	563,906	(265,224)	(320,000)	—
UBS AG(4)	3,058,206	(1,589,251)	(990,044)	478,911
UBS AG(9)	398,832	(220,709)	—	178,123

	$51,397,130

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America(4)	$(246,596)	$246,596	$—	$—
Bank of America(6)	(1,005,007)	1,005,007	—	—
Barclays Capital Group(4)	(478,934)	478,934	—	—
Barclays Capital Group(6)	(743,357)	743,357	—	—
Barclays Capital Group(7)	(7,365,512)	5,358,757	2,519,706	—

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
BNP Paribas(4)	(1,610,884)	1,610,884	—	—
Citigroup Global Markets(4)	(2,783,244)	2,783,244	—	—
Citigroup Global Markets(5)	(4,404)	4,404	—	—
Citigroup Global Markets(6)	(769,747)	769,747	—	—
Credit Suisse First Boston Corp.(4)	(273,038)	273,038	—	—
Credit Suisse First Boston Corp.(5)	(50,308)	50,308	—	—
Credit Suisse First Boston Corp.(6)	—	—	—	—
Credit Suisse First Boston Corp.(8)	—	—	—	—
Deutsche Bank AG(4)	(1,556,497)	1,167,754	—	(388,743)
Deutsche Bank AG(5)	(13,131,180)	10,276,516	18,310,000	—
Deutsche Bank AG(6)	(84,496)	84,496	—	—
Goldman Sachs & Co.(4)	(2,356,291)	2,356,291	—	—
Hong Kong & Shanghai Bank(4)	(141,189)	141,189	—	—
JPMorgan Chase(4)	(308,370)	308,370	—	—
Morgan Stanley(4)	(297,611)	202,503	—	(95,108)
Morgan Stanley(7)	(4,169,874)	4,169,874	—	—
Royal Bank of Scotland Group PLC(4)	(352,388)	6,518	270,157	(75,713)
Royal Bank of Scotland Group PLC(5)	(265,224)	265,224	—	—
UBS AG(4)	(1,589,251)	1,589,251	—	—
UBS AG(9)	(220,709)	220,709	—	—

	$(39,804,111)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

(4)	PIMCO sleeve.

(5)	AQR sleeve.

(6)	Western Asset Management sleeve.

(7)	First Quadrant sleeve.

(8)	QMA sleeve.

(9)	Alpha Simplex sleeve.

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $198,085,414:
Affiliated investments (cost $4,485,632,736)	$5,324,774,990
Unaffiliated investments (cost $2,278,350,174)	2,314,201,821
Cash	102,643
Foreign currency, at value (cost $4,311,703)	4,210,537
Deposit with broker	198,178,156
Restricted cash pledged to counterparty	18,310,000
Receivable for investments sold	99,332,408
Unrealized appreciation on forward foreign currency contracts	39,907,146
Dividends and interest receivable	15,638,179
Unrealized appreciation on over-the-counter swap agreements	10,859,680
Tax reclaim receivable	961,358
Due from broker—variation margin futures	610,475
Premiums paid for swap agreements	400,224
Receivable for fund share sold	29,860
Prepaid expenses	27,698

Total Assets	8,027,545,175

LIABILITIES:
Payable for investments purchased	214,920,706
Securities sold short, at value (proceeds received $196,296,857)	210,208,711
Payable to broker for collateral for securities on loan	203,522,449
Unrealized depreciation on forward foreign currency contracts	20,707,544
Unrealized depreciation on over-the-counter swap agreements	15,934,761
Written options outstanding, at value (premiums received $12,481,769)	13,719,780
Due to broker	12,217,000
Due to broker—variation margin futures	7,945,406
Premiums received for swap agreements	2,447,200
Payable for fund share repurchased	2,173,063
Advisory fees payable	1,842,178
Accrued expenses and other liabilities	687,173
Restricted cash received from counterparty	580,000
Due to broker-variation margin swaps	213,204
Dividends payable on securities sold short	179,613
Distribution fee payable	52,147
Affiliated transfer agent fee payable	361

Total Liabilities	707,351,296

NET ASSETS	$7,320,193,879

Net assets were comprised of:
Paid-in capital	$5,911,774,507
Retained earnings	1,408,419,372

Net assets, December 31, 2014	$7,320,193,879

Net asset value and redemption price per share, $7,320,193,879 / 560,799,644 outstanding shares of beneficial interest.	$13.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income.	$39,441,695
Unaffiliated dividend income (net of $803,965 foreign withholding tax)	29,874,196
Affiliated dividend income	1,413,644
Affiliated income from securities lending, net	912,453

71,641,988

EXPENSES
Advisory fees	54,566,824
Distribution fee	3,347,993
Dividends on securities sold short	3,474,057
Custodian and accounting fees	1,794,000
Broker fees and expenses on short sales	855,571
Audit fee	105,000
Trustees’ fees	74,000
Shareholders’ reports	50,000
Insurance expenses	36,000
Legal fees and expenses	35,000
Interest expense	34,326
Commitment fee on syndicated credit agreement	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Loan interest expense	1,323
Miscellaneous.	34,751

Total expenses	64,430,845

NET INVESTMENT INCOME	7,211,143

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $127,441,244)	292,674,264
Futures transactions	(6,691,788)
Options written transactions	11,502,463
Short sales transactions	(58,047,528)
Swap agreements transactions	(8,594,380)
Foreign currency transactions	26,632,515

257,475,546

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated $120,327,914)	(9,915,907)
Futures	(24,023,261)
Options written	(2,883,575)
Short sales	39,715,625
Swap agreements	(3,512,280)
Foreign currencies	24,712,972

24,093,574

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	281,569,120

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$288,780,263

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$7,211,143	$(2,185,513)
Net realized gain on investment and foreign currency transactions	257,475,546	282,100,292
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	24,093,574	444,367,845

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	288,780,263	724,282,624

FUND SHARE TRANSACTIONS:
Fund share sold [7,690,846 and 62,332,951 shares, respectively]	99,707,968	739,835,813
Fund share repurchased [77,511,638 and 95,567,961 shares, respectively]	(995,086,692)	(1,125,944,384)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(895,378,724)	(386,108,571)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(606,598,461)	338,174,053
NET ASSETS:
Beginning of year	7,926,792,340	7,588,618,287

End of year	$7,320,193,879	$7,926,792,340

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST AQR LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.9%
Boeing Co. (The)	69,700	$9,059,606
General Dynamics Corp.	104,000	14,312,480
Honeywell International, Inc.	60,600	6,055,152
L-3 Communications Holdings, Inc.	22,500	2,839,725
Lockheed Martin Corp.	118,100	22,742,517
Northrop Grumman Corp.	177,300	26,132,247
Raytheon Co.	173,300	18,745,861
United Technologies Corp.	82,700	9,510,500

		109,398,088

Air Freight & Logistics — 0.3%
FedEx Corp.	23,400	4,063,644
United Parcel Service, Inc. (Class B Stock)	42,900	4,769,193

		8,832,837

Auto Components — 0.6%
Delphi Automotive PLC (United Kingdom)	237,400	17,263,728

Banks — 4.9%
Bank of America Corp.	1,354,400	24,230,216
Citigroup, Inc.	75,100	4,063,661
Comerica, Inc.	275,000	12,881,000
JPMorgan Chase & Co.	395,200	24,731,616
KeyCorp.	709,100	9,856,490
M&T Bank Corp.(a)	2,200	276,364
PNC Financial Services Group, Inc. (The)	181,500	16,558,245
Wells Fargo & Co.	796,500	43,664,130

		136,261,722

Beverages — 2.3%
Coca-Cola Co. (The)	669,900	28,283,178
Dr. Pepper Snapple Group, Inc.	252,200	18,077,696
PepsiCo, Inc.	189,800	17,947,488

		64,308,362

Biotechnology — 4.6%
Alexion Pharmaceuticals, Inc.*	25,600	4,736,768
Amgen, Inc.	109,600	17,458,184
Biogen Idec, Inc.*	95,900	32,553,255
Celgene Corp.*	157,900	17,662,694
Gilead Sciences, Inc.*	590,000	55,613,400

		128,024,301

Capital Markets — 1.3%
Ameriprise Financial, Inc.	170,600	22,561,850
Bank of New York Mellon Corp. (The)	96,700	3,923,119
BlackRock, Inc.	30,500	10,905,580

		37,390,549

Chemicals — 2.9%
CF Industries Holdings, Inc.	64,700	17,633,338
Dow Chemical Co. (The)	126,000	5,746,860
International Flavors & Fragrances, Inc.	21,600	2,189,376
LyondellBasell Industries NV (Class A Stock)	398,800	31,660,732
PPG Industries, Inc.	107,000	24,733,050

		81,963,356

Communications Equipment — 1.4%
Cisco Systems, Inc.	779,700	21,687,355
Harris Corp.	56,000	4,021,920

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
QUALCOMM, Inc.	173,500	$12,896,255

		38,605,530

Consumer Finance — 1.5%
American Express Co.	29,300	2,726,072
Capital One Financial Corp.	235,400	19,432,270
Discover Financial Services	222,800	14,591,172
Navient Corp.	268,700	5,806,607

		42,556,121

Containers & Packaging — 0.6%
Avery Dennison Corp.	137,900	7,154,252
Ball Corp.	70,900	4,833,253
Owens-Illinois, Inc.*	201,500	5,438,485

		17,425,990

Diversified Consumer Services — 0.2%
Graham Holdings Co.	5,000	4,318,550

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc. (Class B Stock)*	308,100	46,261,215
Moody’s Corp.	13,900	1,331,759

		47,592,974

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	660,100	22,172,759
Verizon Communications, Inc.	637,800	29,836,284

		52,009,043

Electric Utilities — 2.7%
American Electric Power Co., Inc.	456,100	27,694,392
Duke Energy Corp.	29,100	2,431,014
Edison International	261,500	17,123,020
Entergy Corp.	217,100	18,991,908
Pinnacle West Capital Corp.	122,800	8,388,468

		74,628,802

Electrical Equipment — 0.3%
Emerson Electric Co	122,900	7,586,617

Electronic Equipment, Instruments & Components — 1.5%
Corning, Inc.	490,300	11,242,579
FLIR Systems, Inc.	151,800	4,904,658
TE Connectivity Ltd. (Switzerland)	396,300	25,065,975

		41,213,212

Energy Equipment & Services — 0.3%
Baker Hughes, Inc.	43,500	2,439,045
Halliburton Co.	160,500	6,312,465
Nabors Industries Ltd	43,300	562,034

		9,313,544

Food & Staples Retailing — 1.3%
CVS Health Corp.	314,200	30,260,602
Wal-Mart Stores, Inc.	64,100	5,504,908

		35,765,510

Food Products — 3.0%
Archer-Daniels-Midland Co.	790,900	41,126,800
Hershey Co. (The)	56,000	5,820,080
Hormel Foods Corp.	90,600	4,720,260
J.M. Smucker Co. (The)	36,900	3,726,162
Mondelez International, Inc. (Class A Stock)	278,800	10,127,410

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Tyson Foods, Inc. (Class A Stock)	472,700	$18,950,543

		84,471,255

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	163,400	7,356,268
Boston Scientific Corp.*	417,400	5,530,550
CareFusion Corp.*	190,500	11,304,270
Edwards Lifesciences Corp.*	91,900	11,706,222
Medtronic, Inc.	195,000	14,079,000
Zimmer Holdings, Inc.	52,900	5,999,918

		55,976,228

Health Care Providers & Services — 4.7%
Aetna, Inc.	294,400	26,151,552
Anthem, Inc.	198,300	24,920,361
Cardinal Health, Inc.	254,400	20,537,712
CIGNA Corp.	151,400	15,580,574
Humana, Inc.	201,300	28,912,719
McKesson Corp.	76,500	15,879,870

		131,982,788

Hotels, Restaurants & Leisure — 0.2%
Wyndham Worldwide Corp.	70,600	6,054,656

Household Durables — 0.1%
Newell Rubbermaid, Inc.	89,100	3,393,819

Household Products — 1.9%
Kimberly-Clark Corp.	216,500	25,014,410
Procter & Gamble Co. (The)	302,200	27,527,398

		52,541,808

Industrial Conglomerates — 1.6%
3M Co.	105,100	17,270,032
Danaher Corp.	173,700	14,887,827
General Electric Co.	445,500	11,257,785

		43,415,644

Insurance — 3.0%
Aflac, Inc.	45,400	2,773,486
Allstate Corp. (The)	271,300	19,058,825
AON PLC	192,200	18,226,326
Assurant, Inc.	85,200	5,830,236
Chubb Corp. (The)	37,400	3,869,778
Hartford Financial Services Group, Inc. (The)	75,100	3,130,919
MetLife, Inc.	90,400	4,889,736
Travelers Cos., Inc. (The)	132,000	13,972,200
Unum Group	359,000	12,521,920

		84,273,426

Internet & Catalog Retail — 0.4%
Expedia, Inc.	113,000	9,645,680

Internet Software & Services — 3.3%
Akamai Technologies, Inc.*	98,500	6,201,560
eBay, Inc.*	185,600	10,415,872
Facebook, Inc. (Class A Stock)*	256,900	20,043,338
Google, Inc. (Class A Stock)*	61,200	32,476,392
Google, Inc. (Class C Stock)*	43,300	22,793,120

		91,930,282

IT Services — 1.6%
Computer Sciences Corp.	233,900	14,747,395

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Fidelity National Information Services, Inc.	285,800	$17,776,760
Fiserv, Inc.*	56,900	4,038,193
International Business Machines Corp.	42,800	6,866,832
MasterCard, Inc. (Class A Stock)	13,700	1,180,392

		44,609,572

Machinery — 1.4%
Cummins, Inc.	51,800	7,468,006
Ingersoll-Rand PLC	224,100	14,205,699
Parker Hannifin Corp.	108,700	14,016,865
Snap-on, Inc.	31,000	4,238,940

		39,929,510

Media — 1.6%
Comcast Corp. (Class A Stock)	134,600	7,808,146
DIRECTV*	47,400	4,109,580
Omnicom Group, Inc.	51,400	3,981,958
Time Warner Cable, Inc.	63,700	9,686,222
Time Warner, Inc.	178,300	15,230,386
Walt Disney Co. (The)	41,700	3,927,723

		44,744,015

Multiline Retail — 0.8%
Dollar General Corp.*	168,000	11,877,600
Dollar Tree, Inc.*	163,300	11,493,054

		23,370,654

Multi-Utilities — 2.2%
Ameren Corp.	192,200	8,866,186
CenterPoint Energy, Inc.	109,400	2,563,242
DTE Energy Co.	231,300	19,977,381
PG&E Corp.	123,500	6,575,140
Public Service Enterprise Group, Inc.	520,900	21,570,469
Sempra Energy	25,200	2,806,272

		62,358,690

Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp.	63,500	5,238,750
Apache Corp.	12,500	783,375
Chevron Corp.	188,400	21,134,712
Cimarex Energy Co.(a)	48,900	5,183,400
ConocoPhillips	45,600	3,149,136
EOG Resources, Inc.	183,900	16,931,673
Exxon Mobil Corp.	363,200	33,577,840
Hess Corp.	160,000	11,811,200
Marathon Oil Corp.	53,300	1,507,857
Marathon Petroleum Corp.	137,400	12,401,724
Newfield Exploration Co.*	368,000	9,980,160
Phillips 66	318,800	22,857,960
Valero Energy Corp.	603,500	29,873,250

		174,431,037

Pharmaceuticals — 7.4%
AbbVie, Inc.	443,700	29,035,728
Allergan, Inc.	47,700	10,140,543
Eli Lilly & Co.	128,900	8,892,811
Johnson & Johnson	532,800	55,714,896
Merck & Co., Inc.	852,500	48,413,475
Pfizer, Inc.	1,699,777	52,948,054

		205,145,507

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services — 0.4%
Dun & Bradstreet Corp. (The)	85,200	$10,305,792

Real Estate Investment Trusts (REITs) — 2.0%
American Tower Corp.	51,800	5,120,430
Boston Properties, Inc.	19,900	2,560,931
Crown Castle International Corp.	65,900	5,186,330
Equity Residential	67,000	4,813,280
HCP, Inc.	86,900	3,826,207
Health Care REIT, Inc.	68,000	5,145,560
ProLogis, Inc.	92,700	3,988,881
Public Storage	27,300	5,046,405
Simon Property Group, Inc.	65,900	12,001,049
Ventas, Inc.(a)	55,800	4,000,860
Vornado Realty Trust	36,900	4,343,499

		56,033,432

Road & Rail — 1.3%
CSX Corp.	287,300	10,408,879
Union Pacific Corp.	225,900	26,911,467

		37,320,346

Semiconductors & Semiconductor Equipment — 3.9%
Broadcom Corp. (Class A Stock)	708,900	30,716,637
Intel Corp.	1,353,800	49,129,402
Lam Research Corp.	109,800	8,711,532
NVIDIA Corp.	922,200	18,490,110
Texas Instruments, Inc.	52,200	2,790,873

		109,838,554

Software — 3.2%
CA, Inc.	87,100	2,652,195
Citrix Systems, Inc.*	145,200	9,263,760
Electronic Arts, Inc.*	187,700	8,824,715
Intuit, Inc.	9,400	866,586
Microsoft Corp.	1,118,800	51,968,260
Oracle Corp.	275,800	12,402,726
Symantec Corp.	118,500	3,040,118

		89,018,360

Specialty Retail — 2.9%
Bed Bath & Beyond, Inc.*(a)	74,900	5,705,133
Best Buy Co., Inc.	545,000	21,244,100
GameStop Corp. (Class A Stock)(a)	265,500	8,973,900
Gap, Inc. (The)	27,000	1,136,970
Home Depot, Inc. (The)	260,100	27,302,697
Lowe’s Cos., Inc.	239,000	16,443,200

		80,806,000

Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	953,400	105,236,292
EMC Corp.	297,500	8,847,650
Hewlett-Packard Co.	878,700	35,262,231
NetApp, Inc.	344,700	14,287,815
Western Digital Corp.	273,400	30,265,380

		193,899,368

Tobacco — 1.2%
Altria Group, Inc.	297,300	14,647,971
Philip Morris International, Inc.	236,500	19,262,925

		33,910,896

	Shares	Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $2,313,104,586)		$2,723,866,155

SHORT-TERM INVESTMENT — 2.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $81,466,639; includes $18,067,629 of cash collateral for securities on loan)(b)(w)(Note 4)	81,466,639	81,466,639

TOTAL INVESTMENTS — 100.5% (cost $2,394,571,225)		2,805,332,794
Liabilities in excess of other assets(x) — (0.5)%		(13,996,492)

NET ASSETS — 100.0%		$2,791,336,302

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,575,388; cash collateral of $18,067,629 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Long Position:
505	S&P 500 E-Mini	Mar. 2015	$50,255,075	$51,823,100	$1,568,025

(1)	Cash of $2,323,000 has been segregated with Goldman, Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$109,398,088	$—	$—
Air Freight & Logistics	8,832,837	—	—
Auto Components	17,263,728	—	—
Banks	136,261,722	—	—
Beverages	64,308,362	—	—
Biotechnology	128,024,301	—	—
Capital Markets	37,390,549	—	—
Chemicals	81,963,356	—	—
Communications Equipment	38,605,530	—	—
Consumer Finance	42,556,121	—	—
Containers & Packaging	17,425,990	—	—
Diversified Consumer Services	4,318,550	—	—
Diversified Financial Services	47,592,974	—	—
Diversified Telecommunication Services	52,009,043	—	—
Electric Utilities	74,628,802	—	—
Electrical Equipment	7,586,617	—	—
Electronic Equipment, Instruments & Components	41,213,212	—	—
Energy Equipment & Services	9,313,544	—	—
Food & Staples Retailing	35,765,510	—	—
Food Products	84,471,255	—	—
Health Care Equipment & Supplies	55,976,228	—	—
Health Care Providers & Services	131,982,788	—	—
Hotels, Restaurants & Leisure	6,054,656	—	—
Household Durables	3,393,819	—	—
Household Products	52,541,808	—	—
Industrial Conglomerates	43,415,644	—	—
Insurance	84,273,426	—	—
Internet & Catalog Retail	9,645,680	—	—
Internet Software & Services	91,930,282	—	—
IT Services	44,609,572	—	—
Machinery	39,929,510	—	—
Media	44,744,015	—	—
Multiline Retail	23,370,654	—	—
Multi-Utilities	62,358,690	—	—
Oil, Gas & Consumable Fuels	174,431,037	—	—
Pharmaceuticals	205,145,507	—	—
Professional Services	10,305,792	—	—
Real Estate Investment Trusts (REITs)	56,033,432	—	—
Road & Rail	37,320,346	—	—
Semiconductors & Semiconductor Equipment	109,838,554	—	—
Software	89,018,360	—	—
Specialty Retail	80,806,000	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Technology Hardware, Storage & Peripherals	$193,899,368	$—	$—
Tobacco	33,910,896	—	—
Affiliated Money Market Mutual Fund	81,466,639	—	—
Other Financial Instruments*
Financial Futures Contracts	1,568,025	—	—

Total	$2,806,900,819	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contacts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Pharmaceuticals	7.4%
Technology Hardware, Storage & Peripherals	7.0
Oil, Gas & Consumable Fuels	6.3
Banks	4.9
Health Care Providers & Services	4.7
Biotechnology	4.6
Semiconductors & Semiconductor Equipment	3.9
Aerospace & Defense	3.9
Internet Software & Services	3.3
Software	3.2
Food Products	3.0
Insurance	3.0
Chemicals	2.9
Affiliated Money Market Mutual Fund (0.6% represents investments purchased with collateral from securities on loan)	2.9
Specialty Retail	2.9
Electric Utilities	2.7
Beverages	2.3
Multi-Utilities	2.2
Real Estate Investment Trusts (REITs)	2.0
Health Care Equipment & Supplies	2.0
Household Products	1.9
Diversified Telecommunication Services	1.9
Diversified Financial Services	1.7

Media	1.6%
IT Services	1.6
Industrial Conglomerates	1.6
Consumer Finance	1.5
Electronic Equipment, Instruments & Components	1.5
Machinery	1.4
Communications Equipment	1.4
Capital Markets	1.3
Road & Rail	1.3
Food & Staples Retailing	1.3
Tobacco	1.2
Multiline Retail	0.8
Containers & Packaging	0.6
Auto Components	0.6
Professional Services	0.4
Internet & Catalog Retail	0.4
Energy Equipment & Services	0.3
Air Freight & Logistics	0.3
Electrical Equipment	0.3
Hotels, Restaurants & Leisure	0.2
Diversified Consumer Services	0.2
Household Durables	0.1

100.5
Liabilities in excess of other assets	(0.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$1,568,025	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$3,465,380

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$362,565

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long position was $50,252,743.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST AQR LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $17,575,388:
Unaffiliated investments (cost $2,313,104,586)	$2,723,866,155
Affiliated investments (cost $81,466,639)	81,466,639
Deposit with broker	2,323,000
Dividends and interest receivable	2,912,584
Receivable for fund share sold	98,652
Prepaid expenses	21,452

Total Assets	2,810,688,482

LIABILITIES:
Payable to broker for collateral for securities on loan	18,067,629
Due to broker—variation margin futures	613,575
Advisory fees payable	412,803
Payable for fund share repurchased	122,030
Accrued expenses and other liabilities	89,201
Distribution fee payable	46,581
Affiliated transfer agent fee payable	361

Total Liabilities	19,352,180

NET ASSETS	$2,791,336,302

Net assets were comprised of:
Paid-in capital	$2,103,714,883
Retained earnings	687,621,419

Net assets, December 31, 2014	$2,791,336,302

Net asset value and redemption price per share, $2,791,336,302 / 209,625,281 outstanding shares of beneficial interest	$13.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income	$49,811,770
Affiliated income from securities lending, net	114,199
Affiliated dividend income	92,985
Interest income	25

50,018,979

EXPENSES
Advisory fees	19,173,444
Distribution fee	2,678,654
Custodian and accounting fees	161,000
Trustees’ fees	32,000
Audit fee	24,000
Insurance expenses	15,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	13,409

Total expenses	22,128,507
Less: advisory fee waivers and/or expense reimbursement	(5,702,781)

Net expenses	16,425,726

NET INVESTMENT INCOME	33,593,253

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	161,246,088
Futures transactions	3,465,380

164,711,468

Net change in unrealized appreciation (depreciation) on:
Investments	133,103,043
Futures	362,565

133,465,608

NET GAIN ON INVESTMENTS	298,177,076

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$331,770,329

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	April 29, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$33,593,253	$19,940,424
Net realized gain on investment transactions	164,711,468	57,046,680
Net change in unrealized appreciation (depreciation) on investments	133,465,608	278,863,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	331,770,329	355,851,090

FUND SHARE TRANSACTIONS:
Fund share sold [9,122,438 and 265,039,269 shares, respectively]	113,434,897	2,724,558,411
Fund share repurchased [21,674,022 and 42,862,404 shares, respectively]	(268,928,736)	(465,349,689)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(155,493,839)	2,259,208,722

TOTAL INCREASE IN NET ASSETS	176,276,490	2,615,059,812
NET ASSETS:
Beginning of period	2,615,059,812	—

End of period	$2,791,336,302	$2,615,059,812

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 88.0%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AQR Emerging Markets Equity Portfolio*	3,240,865	$32,149,384
AST AQR Large-Cap Portfolio*	101,854,211	1,356,698,096
AST Boston Partners Large-Cap Value Portfolio*	14,028,232	256,155,516
AST ClearBridge Dividend Growth Portfolio*	50,883,514	683,874,425
AST Goldman Sachs Large-Cap Value Portfolio*	12,829,180	341,512,761
AST Goldman Sachs Mid-Cap Growth Portfolio*	3,252,699	25,175,893
AST Goldman Sachs Small-Cap Value Portfolio*	5,106,247	92,014,577
AST Goldman Sachs Strategic Income Portfolio*	15,920,890	155,547,096
AST Herndon Large-Cap Value Portfolio*	18,555,628	241,779,837
AST High Yield Portfolio*	8,989,464	75,691,287
AST International Growth Portfolio*	63,238,261	843,598,401
AST International Value Portfolio*	48,984,598	838,616,320
AST Jennison Large-Cap Growth Portfolio*	11,483,097	240,800,535
AST Large-Cap Value Portfolio*	11,438,487	258,395,422
AST Loomis Sayles Large-Cap Growth Portfolio*	20,005,216	645,568,319
AST Lord Abbett Core Fixed Income Portfolio*	25,113,203	300,856,169
AST MFS Growth Portfolio*	28,860,144	478,789,790
AST MFS Large-Cap Value Portfolio*	16,940,460	257,664,392
AST Mid-Cap Value Portfolio*	1,355,337	27,689,534
AST Money Market Portfolio*	10,989,739	10,989,739
AST Neuberger Berman Core Bond Portfolio*	14,556,982	157,506,545
AST Neuberger Berman Mid-Cap Growth Portfolio*	720,421	25,171,494
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	969,062	26,649,205
AST Parametric Emerging Markets Equity Portfolio*	3,231,571	27,629,934
AST PIMCO Limited Maturity Bond Portfolio*	5,494,118	56,809,181
AST Prudential Core Bond Portfolio*	72,754,518	814,850,607
AST QMA Emerging Markets Equity Portfolio*	2,214,946	21,041,991
AST QMA Large-Cap Portfolio*	99,824,566	1,358,612,349
AST Small-Cap Growth Opportunities Portfolio*	8,352,298	118,853,204
AST Small-Cap Growth Portfolio*	5,596,799	177,978,207
AST Small-Cap Value Portfolio*	10,590,814	228,549,765
AST T. Rowe Price Equity Income Portfolio*	25,688,368	340,113,994
AST T. Rowe Price Large-Cap Growth Portfolio*	10,666,180	238,175,801
AST T. Rowe Price Natural Resources Portfolio*	559,729	11,659,165
AST Templeton Global Bond Portfolio*	79,450	860,439
AST Western Asset Core Plus Bond Portfolio*	51,845,110	587,405,096
AST Western Asset Emerging Markets Debt Portfolio*	9,421,921	91,675,287

TOTAL LONG-TERM INVESTMENTS
(cost $9,341,396,739)(w)		11,447,109,757

SHORT-TERM INVESTMENTS — 11.2%
	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 10.7%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,389,553,384)(w)(Note 4)	1,389,553,384	$1,389,553,384

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.5%
U.S. Treasury Bills
0.020%	03/19/15	400	399,983
0.030%	03/19/15	3,700	3,699,845
0.045%	03/19/15	57,500	57,497,585
0.080%	06/18/15	500	499,803
0.101%	06/18/15	250	249,901

TOTAL U.S. TREASURY OBLIGATIONS (cost $62,343,908)			62,347,117

TOTAL SHORT-TERM INVESTMENTS (cost $1,451,897,292)			1,451,900,501

TOTAL INVESTMENTS — 99.2% (cost $10,793,294,031)			12,899,010,258
Other assets in excess of liabilities(x) — 0.8%			100,740,226

NET ASSETS — 100.0%			$12,999,750,484

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
465	2 Year U.S. Treasury Notes	Mar. 2015	$101,776,875	$101,646,094	$(130,781)
1,661	10 Year U.S. Treasury Notes	Mar. 2015	209,260,047	210,609,609	1,349,562
403	CAC40 10 Euro	Jan. 2015	20,137,565	20,856,851	719,286
62	DAX Index.	Mar. 2015	17,500,121	18,462,295	962,174
1,653	Euro STOXX 50	Mar. 2015	61,116,658	62,666,824	1,550,166
489	FTSE 100 Index.	Mar. 2015	47,429,037	49,711,697	2,282,660
699	Russell 2000 Mini Index	Mar. 2015	79,521,735	83,928,930	4,407,195
5,342	S&P 500 E-Mini	Mar. 2015	529,779,495	548,196,040	18,416,545
629	S&P 500 Index	Mar. 2015	311,836,703	322,739,900	10,903,197
444	TOPIX Index	Mar. 2015	53,335,975	52,173,151	(1,162,824)

					$39,297,180

(1)	U.S. Treasury securities with a combined market value of $62,347,117 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$12,836,663,141	$—	$—
U. S. Treasury Obligations	—	62,347,117	—
Other Financial Instruments*
Financial Futures Contracts	39,297,180	—	—

Total	$12,875,960,321	$62,347,117	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Investment Type
Large/Mid-Cap Growth	36.2%
Core Bonds	15.9
Large/Mid-Cap Value	10.8
Money Market	10.8
International Growth	6.5
International Value	6.4

Large/Mid-Cap Blend	5.3%
Small-Cap Value	2.5
Small-Cap Growth	2.3
Emerging Markets	1.3
High Yield	0.6
U.S. Treasury Obligations	0.5
Sector	0.1

99.2
Other assets in excess of liabilities	0.8

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$1,349,562	*	Due from/to broker — variation margin futures	$130,781	*
Equity contracts	Due from/to broker — variation margin futures	39,241,223	*	Due from/to broker — variation margin futures	1,162,824	*

Total		$40,590,785			$1,293,605

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$8,045,617
Equity contracts	116,968,608

Total	$125,014,225

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$4,439,214
Equity contracts	(5,889,524)

Total	$(1,450,310)

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long position was $1,387,203,173.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Affiliated investments (cost $10,730,950,123)	$12,836,663,141
Unaffiliated investments (cost $62,343,908)	62,347,117
Foreign currency, at value (cost $118,906,781)	111,621,127
Receivable for fund share sold	1,798,515
Dividends receivable	191,848
Prepaid expenses	11,927

Total Assets	13,012,633,675

LIABILITIES:
Due to broker—variation margin futures	10,254,649
Payable for fund share repurchased	1,636,551
Advisory fees payable	686,740
Accrued expenses and other liabilities	160,704
Payable for investments purchased	144,186
Affiliated transfer agent fee payable	361

Total Liabilities	12,883,191

NET ASSETS	$12,999,750,484

Net assets were comprised of:
Paid-in capital	$9,713,318,497
Retained earnings	3,286,431,987

Net assets, December 31, 2014	$12,999,750,484

Net asset value and redemption price per share, $12,999,750,484 / 867,471,960 outstanding shares of beneficial interest	$14.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Affiliated dividend income	$1,835,525

EXPENSES
Advisory fees	18,808,313
Custodian and accounting fees	500,000
Trustees’ fees	109,000
Legal fees and expenses	36,000
Audit fee	23,000
Commitment fee on syndicated credit agreement	11,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	4,000
Miscellaneous	19,219

Total expenses	19,529,532

NET INVESTMENT LOSS	(17,694,007)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $227,743,915)
Futures transactions.	125,014,225
Foreign currency transactions	(5,336,635)

347,421,505

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $517,638,177)	517,641,616
Futures	(1,450,310)
Foreign currencies	(7,234,500)

508,956,806

NET GAIN ON INVESTMENTS	856,378,311

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$838,684,304

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(17,694,007)	$(15,581,321)
Net realized gain on investment and foreign currency transactions	347,421,505	1,005,949,774
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	508,956,806	1,146,321,846

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	838,684,304	2,136,690,299

FUND SHARE TRANSACTIONS:
Fund share sold [46,795,085 and 141,956,245 shares, respectively]	675,289,920	1,768,106,780
Fund share repurchased [39,769,236 and 52,685,971 shares, respectively]	(569,250,367)	(657,697,009)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	106,039,553	1,110,409,771

TOTAL INCREASE IN NET ASSETS	944,723,857	3,247,100,070
NET ASSETS:
Beginning of year	12,055,026,627	8,807,926,557

End of year	$12,999,750,484	$12,055,026,627

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 95.8%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.4%
Raytheon Co.	223,470	$24,172,750
United Technologies Corp.	252,170	28,999,550

		53,172,300

Air Freight & Logistics — 3.1%
C.H. Robinson Worldwide, Inc.	307,220	23,007,706
United Parcel Service, Inc. (Class B Stock)	231,820	25,771,429

		48,779,135

Beverages — 2.0%
Anheuser-Busch InBev NV (Belgium), ADR(a)	151,020	16,962,566
PepsiCo, Inc.	151,010	14,279,506

		31,242,072

Biotechnology — 1.3%
Amgen, Inc.	125,000	19,911,250

Capital Markets — 2.5%
BlackRock, Inc.	43,580	15,582,465
Blackstone Group LP (The)	705,790	23,876,876

		39,459,341

Chemicals — 3.7%
E.I. du Pont de Nemours & Co.	260,050	19,228,097
Ecolab, Inc.	65,220	6,816,794
PPG Industries, Inc.	72,470	16,751,441
Praxair, Inc.	120,000	15,547,200

		58,343,532

Commercial Services & Supplies — 1.6%
Waste Management, Inc.	476,000	24,428,320

Communications Equipment — 0.9%
QUALCOMM, Inc.	197,620	14,689,095

Consumer Finance — 2.4%
American Express Co.	400,000	37,216,000

Diversified Telecommunication Services — 3.2%
AT&T, Inc.	600,000	20,154,000
Verizon Communications, Inc.	628,260	29,390,003

		49,544,003

Electric Utilities — 4.4%
Brookfield Infrastructure Partners LP(a)	614,180	25,715,716
Exelon Corp.(a)	500,000	18,540,000
NextEra Energy, Inc.	235,270	25,006,848

		69,262,564

Electrical Equipment — 0.8%
Eaton Corp. PLC	175,000	11,893,000

Electronic Equipment, Instruments & Components — 0.5%
Corning, Inc.	337,350	7,735,435

Energy Equipment & Services — 2.0%
Schlumberger Ltd.	355,970	30,403,398

Food & Staples Retailing — 2.7%
Costco Wholesale Corp.	95,000	13,466,250
Wal-Mart Stores, Inc.	324,170	27,839,720

		41,305,970

Food Products — 1.9%
Nestle SA (Switzerland), ADR	400,000	29,180,000

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities — 1.2%
UGI Corp.	481,470	$18,286,231

Health Care Equipment & Supplies — 0.1%
Halyard Health, Inc.*	35,638	1,620,460

Health Care Providers & Services — 1.7%
UnitedHealth Group, Inc.	257,520	26,032,697

Household Products — 4.3%
Kimberly-Clark Corp.	285,110	32,941,609
Procter & Gamble Co. (The)	370,530	33,751,578

		66,693,187

Independent Power & Renewable Electricity Producers — 0.9%
Brookfield Renewable Energy Partners LP (Canada), (NYSE)	50,620	1,565,676
Brookfield Renewable Energy Partners LP (Canada), (XTSE)	417,430	12,898,723

		14,464,399

Industrial Conglomerates — 4.9%
3M Co.	237,680	39,055,578
General Electric Co.	1,454,540	36,756,226

		75,811,804

Insurance — 4.2%
MetLife, Inc.	643,900	34,828,551
Travelers Cos., Inc. (The)	281,730	29,821,121

		64,649,672

IT Services — 1.5%
Automatic Data Processing, Inc.	280,500	23,385,285

Media — 6.7%
Comcast Corp. (Special Class A Stock)(a)	625,000	35,978,125
Time Warner, Inc.	460,000	39,293,200
Walt Disney Co. (The)	315,520	29,718,829

		104,990,154

Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	317,270	7,411,427

Multi-Utilities — 2.2%
National Grid PLC (United Kingdom), ADR	100,000	7,066,000
Wisconsin Energy Corp.(a)	508,270	26,806,160

		33,872,160

Oil, Gas & Consumable Fuels — 7.0%
Chevron Corp.	235,000	26,362,300
Exxon Mobil Corp.	449,130	41,522,069
Occidental Petroleum Corp.	164,110	13,228,907
Spectra Energy Corp.	772,990	28,059,537

		109,172,813

Paper & Forest Products — 1.4%
International Paper Co.	398,030	21,326,447

Pharmaceuticals — 5.9%
Johnson & Johnson	315,690	33,011,703
Merck & Co., Inc.	569,930	32,366,325
Pfizer, Inc.	833,460	25,962,279

		91,340,307

Real Estate Investment Trusts (REITs) — 3.6%
American Tower Corp.	375,000	37,068,750

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.	508,520	$18,250,783

		55,319,533

Road & Rail — 2.4%
Union Pacific Corp.	314,120	37,421,116

Semiconductors & Semiconductor Equipment — 3.2%
Intel Corp.	1,167,160	42,356,236
Texas Instruments, Inc.	153,020	8,181,214

		50,537,450

Software — 3.9%
Microsoft Corp.	766,320	35,595,564
Oracle Corp.	550,000	24,733,500

		60,329,064

Specialty Retail — 2.2%
Home Depot, Inc. (The)	325,000	34,115,250

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	170,170	18,783,364

Thrifts & Mortgage Finance — 0.4%
People’s United Financial, Inc.(a)	450,860	6,844,055

TOTAL LONG-TERM INVESTMENTS (cost $1,167,595,993)		1,488,972,290

SHORT-TERM INVESTMENT — 7.5%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $116,910,253; includes $53,643,881 of cash collateral for securities on loan)(b)(w)(Note 4)	116,910,253	$116,910,253

TOTAL INVESTMENTS — 103.3% (cost $1,284,506,246)		1,605,882,543
Liabilities in excess of other assets — (3.3)%		(51,280,264)

NET ASSETS — 100.0%		$1,554,602,279

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $51,692,529; cash collateral of $53,643,881 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$53,172,300	$—	$—
Air Freight & Logistics	48,779,135	—	—
Beverages	31,242,072	—	—
Biotechnology	19,911,250	—	—
Capital Markets	39,459,341	—	—
Chemicals	58,343,532	—	—
Commercial Services & Supplies	24,428,320	—	—
Communications Equipment	14,689,095	—	—
Consumer Finance	37,216,000	—	—
Diversified Telecommunication Services	49,544,003	—	—
Electric Utilities	69,262,564	—	—
Electrical Equipment	11,893,000	—	—
Electronic Equipment, Instruments & Components	7,735,435	—	—
Energy Equipment & Services	30,403,398	—	—
Food & Staples Retailing	41,305,970	—	—
Food Products	29,180,000	—	—
Gas Utilities	18,286,231	—	—
Health Care Equipment & Supplies	1,620,460	—	—
Health Care Providers & Services	26,032,697	—	—
Household Products	66,693,187	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Independent Power & Renewable Electricity Producers	$14,464,399	$—	$—
Industrial Conglomerates	75,811,804	—	—
Insurance	64,649,672	—	—
IT Services	23,385,285	—	—
Media	104,990,154	—	—
Metals & Mining	7,411,427	—	—
Multi-Utilities	33,872,160	—	—
Oil, Gas & Consumable Fuels	109,172,813	—	—
Paper & Forest Products	21,326,447	—	—
Pharmaceuticals	91,340,307	—	—
Real Estate Investment Trusts (REITs)	55,319,533	—	—
Road & Rail	37,421,116	—	—
Semiconductors & Semiconductor Equipment	50,537,450	—	—
Software	60,329,064	—	—
Specialty Retail	34,115,250	—	—
Technology Hardware, Storage & Peripherals	18,783,364	—	—
Thrifts & Mortgage Finance	6,844,055	—	—
Affiliated Money Market Mutual Fund	116,910,253	—	—

Total	$1,605,882,543	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (3.5% represents investments purchased with collateral from securities on loan)	7.5%
Oil, Gas & Consumable Fuels	7.0
Media	6.7
Pharmaceuticals	5.9
Industrial Conglomerates	4.9
Electric Utilities	4.4
Household Products	4.3
Insurance	4.2
Software	3.9
Chemicals	3.7
Real Estate Investment Trusts (REITs)	3.6
Aerospace & Defense	3.4
Semiconductors & Semiconductor Equipment	3.2
Diversified Telecommunication Services	3.2
Air Freight & Logistics	3.1
Food & Staples Retailing	2.7
Capital Markets	2.5
Road & Rail	2.4
Consumer Finance	2.4

Specialty Retail	2.2%
Multi-Utilities	2.2
Beverages	2.0
Energy Equipment & Services	2.0
Food Products	1.9
Health Care Providers & Services	1.7
Commercial Services & Supplies	1.6
IT Services	1.5
Paper & Forest Products	1.4
Biotechnology	1.3
Technology Hardware, Storage & Peripherals	1.2
Gas Utilities	1.2
Communications Equipment	0.9
Independent Power & Renewable Electricity Producers	0.9
Electrical Equipment	0.8
Electronic Equipment, Instruments & Components	0.5
Metals & Mining	0.5
Thrifts & Mortgage Finance	0.4
Health Care Equipment & Supplies	0.1

103.3
Liabilities in excess of other assets	(3.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $51,692,529:
Unaffiliated investments (cost $1,167,595,993)	$1,488,972,290
Affiliated investments (cost $116,910,253)	116,910,253
Cash	152,705
Dividends receivable	2,405,563
Tax reclaim receivable	136,376
Receivable for fund share sold	96,652
Prepaid expenses	11,656

Total Assets	1,608,685,495

LIABILITIES:
Payable to broker for collateral for securities on loan	53,643,881
Advisory fees payable	344,558
Accrued expenses and other liabilities	52,958
Distribution fee payable	26,008
Payable for fund share repurchased	15,450
Affiliated transfer agent fee payable	361

Total Liabilities	54,083,216

NET ASSETS	$1,554,602,279

Net assets were comprised of:
Paid-in capital	$1,143,994,808
Retained earnings	410,607,471

Net assets, December 31, 2014	$1,554,602,279

Net asset value and redemption price per share, $1,554,602,279 / 115,655,081 outstanding shares of beneficial interest	$13.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $508,959 foreign withholding tax)	$36,477,098
Affiliated income from securities lending, net	115,038
Affiliated dividend income	94,864

36,687,000

EXPENSES
Advisory fees	11,954,436
Distribution fee	1,456,721
Custodian and accounting fees	106,000
Audit fee	26,000
Trustees’ fees	21,000
Insurance expenses	18,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	13,457

Total expenses	13,626,614
Less: advisory fee waivers and/or expense reimbursement	(1,602,393)

Net expenses	12,024,221

NET INVESTMENT INCOME	24,662,779

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	33,912,642
Foreign currency transactions	8,631

33,921,273

Net change in unrealized appreciation (depreciation) on:
Investments	128,279,083
Foreign currencies	(2,062)

128,277,021

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	162,198,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$186,861,073

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	February 25, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$24,662,779	$19,576,332
Net realized gain on investment and foreign currency transactions	33,921,273	11,071,840
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	128,277,021	193,098,226

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	186,861,073	223,746,398

FUND SHARE TRANSACTIONS:
Fund share sold [9,197,890 and 138,271,539 shares, respectively]	115,816,759	1,396,352,692
Fund share repurchased [11,565,499 and 20,248,849 shares, respectively]	(144,460,608)	(223,714,035)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(28,643,849)	1,172,638,657

TOTAL INCREASE IN NET ASSETS	158,217,224	1,396,385,055
NET ASSETS:
Beginning of period	1,396,385,055	—

End of period	$1,554,602,279	$1,396,385,055

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 96.7%
COMMON STOCKS — 62.5%	Shares	Value (Note 2)
Aerospace & Defense — 0.8%
B/E Aerospace, Inc.*	30,920	$1,793,978
Boeing Co. (The)	66,860	8,690,463
Finmeccanica SpA (Italy)*	337,400	3,136,083
KLX, Inc.*	15,460	637,725
Safran SA (France)	38,460	2,372,794
United Technologies Corp.	90,760	10,437,400

		27,068,443

Air Freight & Logistics — 0.5%
FedEx Corp.	99,260	17,237,492

Airlines — 0.8%
Air New Zealand Ltd. (New Zealand)	620,502	1,191,838
Alaska Air Group, Inc.	88,280	5,275,613
American Airlines Group, Inc.	253,660	13,603,786
Copa Holdings SA (Panama) (Class A Stock)	9,600	994,944
International Consolidated Airlines Group SA (United Kingdom)*	183,700	1,382,908
Japan Airlines Co. Ltd. (Japan)	47,400	1,405,365
JetBlue Airways Corp.*(a)	187,570	2,974,860

		26,829,314

Auto Components — 0.9%
Bridgestone Corp. (Japan)	95,200	3,301,721
Continental AG (Germany)	19,970	4,212,139
Cooper Tire & Rubber Co.	51,600	1,787,940
Delphi Automotive PLC (United Kingdom)	194,900	14,173,128
Hyundai Mobis Co. Ltd. (South Korea)*	8,420	1,801,432
NGK Spark Plug Co. Ltd. (Japan)	8,100	246,122
Sumitomo Rubber Industries Ltd. (Japan)	50,100	744,790
Tenneco, Inc.*	31,790	1,799,632
Valeo SA (France)	7,000	871,014

		28,937,918

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	36,468	3,935,573
Daimler AG (Germany)	32,226	2,676,507
Fuji Heavy Industries Ltd. (Japan)	20,000	707,720
Hyundai Motor Co. (South Korea)	9,463	1,445,531
Mazda Motor Corp. (Japan)	104,200	2,502,423
Renault SA (France)	10,260	747,302
Suzuki Motor Corp. (Japan)	22,800	683,256
Tata Motors Ltd. (India)	239,581	1,874,133
Toyota Motor Corp. (Japan)	137,000	8,537,483

		23,109,928

Banks — 5.6%
Australia & New Zealand Banking Group Ltd. (Australia)	104,452	2,717,837
Axis Bank Ltd. (India)	226,985	1,796,568
Banco Bilbao Vizcaya Argentaria SA (Spain)	199,183	1,881,170
Banco de Credito e Inversiones (Chile)	28,165	1,389,640
Bank Central Asia Tbk PT (Indonesia)	1,553,700	1,648,068
Bank of America Corp.	1,758,940	31,467,437
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	2,178,600	2,047,842
Banque Cantonale Vaudoise (Switzerland)	2,050	1,107,532
Barclays PLC (United Kingdom)	632,186	2,376,602
BNP Paribas SA (France)	63,449	3,745,663

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
BOC Hong Kong Holdings Ltd. (Hong Kong)	42,000	$139,950
Boston Private Financial Holdings, Inc.	203,050	2,735,083
CaixaBank SA (Spain)	670,915	3,515,511
Capitec Bank Holdings Ltd. (South Africa)	82,100	2,403,874
Citigroup, Inc.	598,990	32,411,349
Commercial International Bank Egypt SAE (Egypt), GDR	316,600	2,090,953
Commonwealth Bank of Australia (Australia)	29,204	2,029,058
Dah Sing Financial Holdings Ltd. (Hong Kong)	203,600	1,182,637
DBS Group Holdings Ltd. (Singapore)	226,000	3,498,780
DNB ASA (Norway)	91,800	1,354,107
East West Bancorp, Inc.	83,260	3,222,995
FirstMerit Corp.	164,640	3,110,050
Guaranty Trust Bank PLC (Nigeria)	10,271,252	1,400,036
Hanmi Financial Corp.	77,200	1,683,732
HSBC Holdings PLC (United Kingdom)	430,431	4,067,477
ING Groep NV (Netherlands), CVA*	414,400	5,353,922
Intesa Sanpaolo SpA (Italy)	539,300	1,564,461
Investors Bancorp, Inc.	175,103	1,965,531
JPMorgan Chase & Co.	95,120	5,952,610
Kasikornbank PCL (Thailand)	194,100	1,343,613
KBC Groep NV (Belgium)*	38,332	2,139,316
King’s Town Bank (Taiwan)	963,000	997,650
Lloyds Banking Group PLC (United Kingdom)*	4,011,800	4,718,930
M&T Bank Corp.(a)	56,260	7,067,381
Mitsubishi UFJ Financial Group, Inc. (Japan)	650,000	3,571,249
National Australia Bank Ltd. (Australia)	15,436	420,944
Natixis (France)	230,190	1,518,940
Regions Financial Corp.	644,890	6,810,038
Royal Bank of Scotland Group PLC (United Kingdom)*	16,964	421,555
Sberbank of Russia (Russia), ADR	125,500	508,275
Societe Generale SA (France)	76,430	3,198,618
Sumitomo Mitsui Financial Group, Inc. (Japan)	70,700	2,555,998
Suruga Bank Ltd. (Japan)	27,900	512,718
Swedbank AB (Sweden) (Class A Stock)	102,000	2,530,715
Synovus Financial Corp.	99,210	2,687,599
UniCredit SpA (Italy)	442,955	2,837,406
United Overseas Bank Ltd. (Singapore)	53,000	978,065
Westpac Banking Corp. (Australia)	159,943	4,301,795

		178,981,280

Beverages — 1.7%
Anheuser-Busch InBev NV (Belgium)	64,306	7,237,104
Asahi Group Holdings Ltd. (Japan)	28,300	875,527
Britvic PLC (United Kingdom)	139,200	1,455,834
Coca-Cola Co. (The)	519,240	21,922,313
Constellation Brands, Inc. (Class A Stock)*	136,670	13,416,894
Diageo PLC (United Kingdom)	195,432	5,598,566
Pernod Ricard SA (France)	14,800	1,644,842
SABMiller PLC (United Kingdom)	28,000	1,459,676
Yantai Changyu Pioneer Wine Co. Ltd. (China) (Class B Stock)	195,100	643,953

		54,254,709

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology — 1.8%
BioMarin Pharmaceutical, Inc.*	283,770	$25,652,808
CSL Ltd. (Australia)	17,268	1,213,003
Medivation, Inc.*	127,530	12,703,263
Swedish Orphan Biovitrum AB (Sweden)*	106,700	1,084,751
Synageva Biopharma Corp.*(a)	24,100	2,236,239
Vertex Pharmaceuticals, Inc.*	119,440	14,189,472

		57,079,536

Building Products — 0.2%
Assa Abloy AB (Sweden) (Class B Stock)	36,200	1,911,957
Cie de Saint-Gobain (France)	65,664	2,781,590
Daikin Industries Ltd. (Japan)	6,400	410,394
Sung Kwang Bend Co. Ltd. (South Korea)*	76,448	954,116

		6,058,057

Capital Markets — 1.3%
Artisan Partners Asset Management, Inc.	44,560	2,251,617
Credit Suisse Group AG (Switzerland)*	76,280	1,916,249
E*Trade Financial Corp.*	95,330	2,312,229
Eaton Vance Corp.	72,630	2,972,746
Invesco Ltd.	272,100	10,753,392
Macquarie Group Ltd. (Australia)	20,007	943,467
Nomura Holdings, Inc. (Japan)	390,300	2,208,722
Partners Group Holding AG (Switzerland)	6,850	1,992,920
SBI Holdings, Inc. (Japan)	11,500	125,645
State Street Corp.	136,250	10,695,625
UBS Group AG (Switzerland)*	337,332	5,798,636

		41,971,248

Chemicals — 1.7%
Arkema SA (France)	19,650	1,299,592
Ashland, Inc.	168,730	20,207,105
BASF SE (Germany)	34,822	2,920,909
CF Industries Holdings, Inc.	36,160	9,855,046
Daicel Corp. (Japan)	53,000	619,066
Innospec, Inc.	75,430	3,220,861
Johnson Matthey PLC (United Kingdom)	52,400	2,756,810
LANXESS AG (Germany)	16,430	760,913
LyondellBasell Industries NV (Class A Stock)	146,500	11,630,635
Nippon Shokubai Co. Ltd. (Japan)	68,000	890,800
Rockwood Holdings, Inc.	17,840	1,405,792
Sumitomo Chemical Co. Ltd (Japan)	125,000	492,091

		56,059,620

Commercial Services & Supplies — 0.1%
Brambles Ltd. (Australia)	51,094	440,136
Multi-Color Corp.	28,000	1,551,760
Rentokil Initial PLC (United Kingdom)	700,600	1,319,250

		3,311,146

Communications Equipment — 0.9%
Nokia OYJ (Finland)	189,800	1,501,096
QUALCOMM, Inc.	374,060	27,803,880

		29,304,976

Construction & Engineering — 0.1%
Balfour Beatty PLC (United Kingdom)	475,700	1,571,827
Toshiba Plant Systems & Services Corp. (Japan)	9,900	153,129

		1,724,956

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials — 0.3%
Eagle Materials, Inc.	25,830	$1,963,855
Grasim Industries Ltd. (India)*	17,385	930,215
HeidelbergCement AG (Germany)	43,030	3,037,062
James Hardie Industries PLC (Ireland)	49,744	531,030
Martin Marietta Materials, Inc.	16,320	1,800,422

		8,262,584

Consumer Finance — 0.6%
Capital One Financial Corp.	241,230	19,913,537
Hitachi Capital Corp. (Japan)	26,000	572,245

		20,485,782

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	94,958	1,044,760
AMVIG Holdings Ltd. (Hong Kong)	1,248,000	539,135
Rock-Tenn Co. (Class A Stock)	28,500	1,737,930

		3,321,825

Diversified Consumer Services — 0.2%
G8 Education Ltd. (Australia)	116,728	394,337
Houghton Mifflin Harcourt Co.*(a)	120,720	2,500,111
Kroton Educacional SA (Brazil)	253,500	1,478,162
Service Corp. International	138,900	3,153,030

		7,525,640

Diversified Financial Services — 0.7%
African Bank Investments Ltd. (South Africa)*	295,568	—
Challenger Ltd. (Australia)	46,381	245,009
Far East Horizon Ltd. (China)	2,460,000	2,417,873
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	21,700	479,065
Interactive Brokers Group, Inc. (Class A Stock)	67,270	1,961,593
Inversiones La Construccion SA (Chile)	23,621	286,317
Japan Exchange Group, Inc. (Japan)	4,100	95,576
McGraw Hill Financial, Inc.	142,800	12,706,344
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	105,100	494,268
NASDAQ OMX Group, Inc. (The)	41,500	1,990,340
ORIX Corp. (Japan)	238,400	2,999,739

		23,676,124

Diversified Telecommunication Services — 1.1%
APT Satellite Holdings Ltd. (China)	708,000	1,000,421
Bezeq Israeli Telecommunication Corp. Ltd. (Israel)	799,500	1,418,166
BT Group PLC (United Kingdom)	381,200	2,371,093
Deutsche Telekom AG (Germany)	62,400	998,424
Iliad SA (France)	5,579	1,341,401
Inmarsat PLC (United Kingdom)	130,100	1,613,174
PCCW Ltd. (Hong Kong)	1,018,000	693,147
Singapore Telecommunications Ltd. (Singapore)	556,000	1,632,030
Spark New Zealand Ltd. (New Zealand)	133,807	324,370
Telecom Italia SpA (Italy)	2,034,800	1,701,189
Telecom Italia SpA (Italy)*(a)	975,400	1,040,254
TeliaSonera AB (Sweden)	302,300	1,943,598
Telstra Corp. Ltd. (Australia)	617,510	2,997,905

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	339,440	$15,879,003

		34,954,175

Electric Utilities — 1.6%
American Electric Power Co., Inc.	317,940	19,305,317
CLP Holdings Ltd. (Hong Kong)	42,500	368,025
Edison International	292,420	19,147,662
Enel SpA (Italy)	746,708	3,328,472
Great Plains Energy, Inc.	50,530	1,435,557
Kansai Electric Power Co., Inc. (The) (Japan)*	117,800	1,120,643
Kyushu Electric Power Co., Inc. (Japan)*	228,000	2,283,466
Power Assets Holdings Ltd. (Hong Kong)	197,000	1,904,599
Red Electrica Corp. SA (Spain)	18,300	1,613,175
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	153,500	1,087,932

		51,594,848

Electrical Equipment — 0.6%
Eaton Corp. PLC	89,400	6,075,624
Legrand SA (France)	22,210	1,165,098
Mabuchi Motor Co. Ltd. (Japan)	17,800	706,525
Mitsubishi Electric Corp. (Japan)	137,000	1,627,294
Nidec Corp. (Japan)	14,100	910,658
Regal-Beloit Corp.	41,900	3,150,880
Schneider Electric SE (France)	62,600	4,559,123

		18,195,202

Electronic Equipment, Instruments & Components — 0.4%
Flextronics International Ltd.*	232,900	2,603,822
Hamamatsu Photonics KK (Japan)	7,700	366,543
Hitachi Ltd. (Japan)	538,000	3,970,851
Keyence Corp. (Japan)	2,700	1,203,106
Murata Manufacturing Co. Ltd. (Japan)	9,400	1,025,737
Omron Corp. (Japan)	8,300	371,305
Pinnacle Holdings Ltd. (South Africa)*	254,910	271,338
Redington India Ltd. (India)	959,126	2,075,805
TDK Corp. (Japan)	6,500	382,820
Tripod Technology Corp. (Taiwan)	505,000	985,433
Truly International Holdings Ltd. (Hong Kong)	2,724,000	1,089,477

		14,346,237

Energy Equipment & Services — 1.0%
Dril-Quip, Inc.*	22,700	1,741,771
FMC Technologies, Inc.*	141,760	6,640,038
Forum Energy Technologies, Inc.*	69,210	1,434,723
National Oilwell Varco, Inc.	75,090	4,920,648
Schlumberger Ltd.	214,700	18,337,527

		33,074,707

Food & Staples Retailing — 1.3%
CVS Health Corp.	190,680	18,364,391
Kroger Co. (The)	249,150	15,997,921
Magnit OJSC (Russia)*	6,800	1,074,740
Natural Grocers by Vitamin Cottage, Inc.*(a)	56,900	1,602,873
Seven & I Holdings Co. Ltd. (Japan)	16,000	575,542
Sugi Holdings Co. Ltd. (Japan)	7,000	285,736
Tesco PLC (United Kingdom)	801,300	2,336,355
Wesfarmers Ltd. (Australia)	13,081	442,892

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Woolworths Ltd. (Australia)	89,494	$2,223,891

		42,904,341

Food Products — 1.1%
Associated British Foods PLC (United Kingdom)	17,100	836,005
Astral Foods Ltd. (South Africa)	77,100	1,165,723
Calbee, Inc. (Japan)	10,800	372,026
Dairy Crest Group PLC (United Kingdom)	152,208	1,178,970
Mondelez International, Inc. (Class A Stock)	387,320	14,069,399
Nestle SA (Switzerland)	165,595	12,072,044
Pinnacle Foods, Inc.	40,640	1,434,592
Unilever PLC (United Kingdom)	36,900	1,499,183
WhiteWave Foods Co. (The) (Class A Stock)*	56,390	1,973,086

		34,601,028

Gas Utilities — 0.3%
APA Group (Australia)	92,209	557,430
Atmos Energy Corp.	62,260	3,470,372
South Jersey Industries, Inc.	45,010	2,652,439
Southwest Gas Corp.	23,900	1,477,259

		8,157,500

Health Care Equipment & Supplies — 0.6%
GN Store Nord A/S (Denmark)	49,200	1,074,913
Kossan Rubber Industries (Malaysia)	766,400	977,072
Medtronic, Inc.	225,100	16,252,220
Nihon Kohden Corp. (Japan)	10,700	527,258
St Shine Optical Co. Ltd. (Taiwan)	91,000	1,484,633

		20,316,096

Health Care Providers & Services — 1.6%
Air Methods Corp.*(a)	41,640	1,833,409
Al Noor Hospitals Group PLC (United Arab Emirates)	62,800	969,015
Amsurg Corp.*	39,100	2,139,943
Catamaran Corp.*(a)	217,400	11,250,450
Fresenius SE & Co. KGaA (Germany)	30,110	1,565,544
Hanger, Inc.*	72,380	1,585,122
HCA Holdings, Inc.*	164,110	12,044,033
McKesson Corp.	64,680	13,426,274
Omnicare, Inc.	43,030	3,138,178
Ramsay Health Care Ltd. (Australia)	27,219	1,261,823
Ryman Healthcare Ltd. (New Zealand)	146,084	969,019
Ship Healthcare Holdings, Inc. (Japan)	10,000	226,894

		50,409,704

Hotels, Restaurants & Leisure — 0.7%
Accor SA (France)	27,665	1,243,572
Aramark	70,890	2,208,223
Sands China Ltd. (Hong Kong)	387,200	1,884,946
SKYCITY Entertainment Group Ltd. (New Zealand)	411,354	1,242,788
Starbucks Corp.	162,660	13,346,253
Texas Roadhouse, Inc.	36,080	1,218,061
Wyndham Worldwide Corp.	29,650	2,542,784

		23,686,627

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 0.8%
Barratt Developments PLC (United Kingdom)	142,600	$1,037,862
Consorcio ARA SAB de CV (Mexico)*	836,700	368,054
Jarden Corp.*	79,937	3,827,384
Lennar Corp. (Class A Stock)	48,360	2,167,012
Mohawk Industries, Inc.*	82,020	12,742,627
Sekisui House Ltd. (Japan)	124,700	1,640,800
Taylor Wimpey PLC (United Kingdom)	443,200	945,532
Techtronic Industries Co. (Hong Kong)	343,000	1,100,373
Tupperware Brands Corp.	29,130	1,835,190

		25,664,834

Household Products — 0.4%
Energizer Holdings, Inc.	16,380	2,105,813
Procter & Gamble Co. (The)	134,210	12,225,189

		14,331,002

Independent Power & Renewable Electricity Producers
Drax Group PLC (United Kingdom)	143,100	1,024,727
E.ON Russia JSC (Russia)*	10,413,200	390,816

		1,415,543

Industrial Conglomerates — 0.7%
Alliance Global Group, Inc. (Philippines)	1,838,300	918,296
Carlisle Cos., Inc.	39,820	3,593,357
Danaher Corp.	177,050	15,174,955
Hutchison Whampoa Ltd. (Hong Kong)	76,000	868,799
Quinenco SA (Chile)	508,325	1,088,849
Reunert Ltd. (South Africa)	170,700	895,065
Siemens AG (Germany)	8,010	898,755

		23,438,076

Insurance — 2.4%
Aegon NV (Netherlands)	189,354	1,423,183
AIA Group Ltd. (Hong Kong)	359,600	1,983,362
Allianz SE (Germany)	14,718	2,437,693
American International Group, Inc.	363,260	20,346,192
AMP Ltd. (Australia)	387,371	1,725,258
AXA SA (France)	155,090	3,573,754
Axis Capital Holdings Ltd.	36,700	1,875,003
Brown & Brown, Inc.	68,340	2,249,069
Hilltop Holdings, Inc.*	156,010	3,112,399
MetLife, Inc.	232,740	12,588,907
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	924,320	1,783,683
Prudential PLC (United Kingdom)	117,388	2,713,955
Qualitas Controladora SAB de CV (Mexico)*	228,200	472,370
Reinsurance Group of America, Inc.	52,520	4,601,802
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	7,557	1,942,276
St James’s Place PLC (United Kingdom)	182,800	2,304,910
StanCorp Financial Group, Inc.	33,470	2,338,214
Suncorp Group Ltd. (Australia)	25,947	296,413
Swiss Re AG (Switzerland)*	30,030	2,515,665
Tokio Marine Holdings, Inc. (Japan)	40,900	1,328,338
Zurich Insurance Group AG (Switzerland)*	15,373	4,804,099

		76,416,545

Internet Software & Services — 2.3%
Alibaba Group Holding Ltd. (China), ADR*	2,400	249,456
eBay, Inc.*	208,490	11,700,459

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Facebook, Inc. (Class A Stock)*	290,950	$22,699,919
Gogo, Inc.*(a)	136,490	2,256,180
Google, Inc. (Class A Stock)*	63,890	33,903,867
SouFun Holdings Ltd. (China), ADR	102,300	755,997
Tencent Holdings Ltd. (China)	19,000	274,910
Yelp, Inc.*	31,530	1,725,637

		73,566,425

IT Services — 1.1%
Amadeus IT Holding SA (Spain) (Class A Stock)	106,300	4,233,656
eClerx Services Ltd. (India)	47,820	990,301
ExlService Holdings, Inc.*	52,310	1,501,820
Fidelity National Information Services, Inc.	191,890	11,935,558
Fujitsu Ltd. (Japan)	331,000	1,764,782
Genpact Ltd.*	101,900	1,928,967
Itochu Techno-Solutions Corp. (Japan)	7,200	254,047
Obic Co. Ltd. (Japan)	3,700	120,064
Tata Consultancy Services Ltd. (India)	48,037	1,946,860
Total System Services, Inc.	285,720	9,703,051

		34,379,106

Leisure Products — 0.1%
Brunswick Corp.	48,880	2,505,589

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	145,810	5,969,461
Bruker Corp.*	160,990	3,158,624
WuXi PharmaTech Cayman, Inc. (China), ADR*	30,000	1,010,100

		10,138,185

Machinery — 1.8%
Alfa Laval AB (Sweden)	142,700	2,698,429
Andritz AG (Austria)	18,500	1,017,062
Cummins, Inc.	63,660	9,177,862
FANUC Corp. (Japan)	3,400	560,593
Flowserve Corp.	31,290	1,872,081
Hoshizaki Electric Co. Ltd. (Japan)	1,200	57,826
IDEX Corp.	54,790	4,264,854
IHI Corp. (Japan)	243,000	1,230,664
Ingersoll-Rand PLC	207,400	13,147,086
Kawasaki Heavy Industries Ltd. (Japan)	45,000	204,639
Komatsu Ltd. (Japan)	84,600	1,870,331
Kubota Corp. (Japan)	118,000	1,712,744
Makita Corp. (Japan)	8,700	392,039
NGK Insulators Ltd. (Japan)	28,000	573,952
NSK Ltd. (Japan)	7,000	82,647
Pall Corp.	139,580	14,126,892
Sumitomo Heavy Industries Ltd. (Japan)	240,000	1,290,956
WABCO Holdings, Inc.*	38,420	4,025,648

		58,306,305

Marine — 0.1%
SITC International Holdings Co. Ltd. (China)	4,322,000	2,357,680

Media — 2.5%
AMC Networks, Inc. (Class A Stock)*(a)	40,990	2,613,932
Comcast Corp. (Class A Stock)	504,300	29,254,443
ITV PLC (United Kingdom)	471,800	1,573,794
Naspers Ltd. (South Africa) (Class N Stock)	9,100	1,177,133
Pico Far East Holdings Ltd. (Hong Kong)	4,558,000	1,046,242

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
REA Group Ltd. (Australia)	17,620	$646,023
Time Warner, Inc.	263,140	22,477,419
Twenty-First Century Fox, Inc. (Class A Stock)	526,430	20,217,544

		79,006,530

Metals & Mining — 0.6%
ArcelorMittal (Luxembourg)	69,700	763,628
BHP Billiton Ltd. (Australia)	11,216	265,176
Compass Minerals International, Inc.	30,570	2,654,393
Hitachi Metals Ltd. (Japan)	67,000	1,138,389
JFE Holdings, Inc. (Japan)	102,800	2,292,531
Mitsubishi Materials Corp. (Japan)	472,000	1,565,825
Norsk Hydro ASA (Norway)	202,500	1,140,690
Petra Diamonds Ltd. (United Kingdom)*	297,600	893,468
POSCO (South Korea)	4,872	1,227,232
Rio Tinto Ltd. (United Kingdom)	35,121	1,646,505
Rio Tinto PLC (United Kingdom)	82,800	3,816,845
Sumitomo Metal Mining Co. Ltd. (Japan)	17,000	253,553

		17,658,235

Multi-Utilities — 0.8%
Alliant Energy Corp.	44,090	2,928,458
Centrica PLC (United Kingdom)	502,700	2,177,417
Dollar General Corp.*	156,560	11,068,792
Don Quijote Holdings Co. Ltd. (Japan)	9,100	625,598
GDF Suez (France)	140,190	3,269,104
Lifestyle International Holdings Ltd. (Hong Kong)	1,699,500	3,576,672
RWE AG (Germany)	49,270	1,520,706
Veolia Environnement SA (France)	89,520	1,585,658

		26,752,405

Oil, Gas & Consumable Fuels — 3.3%
BG Group PLC (United Kingdom)	145,578	1,948,085
BP PLC (United Kingdom)	426,400	2,706,611
Carrizo Oil & Gas, Inc.*	40,040	1,665,664
Chevron Corp.	307,800	34,529,004
Diamondback Energy, Inc.*	32,750	1,957,795
Dragon Oil PLC (United Arab Emirates)	201,900	1,691,416
EQT Corp.	159,710	12,090,047
Galp Energia SGPS SA (Portugal)	73	741
Hess Corp.	78,740	5,812,587
Laredo Petroleum, Inc.*(a)	83,290	862,051
Marathon Petroleum Corp.	116,205	10,488,663
Occidental Petroleum Corp.	74,320	5,990,935
Oil Search Ltd. (Australia)	251,210	1,610,907
QGEP Participacoes SA (Brazil)	354,900	961,282
Repsol SA (Spain)	64,310	1,203,940
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	179,033	5,974,861
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	174,447	6,027,340
Statoil ASA (Norway)	71,100	1,251,846
Total SA (France)	140,390	7,192,482
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	44,000	1,041,032
Western Refining, Inc.	37,010	1,398,238
Woodside Petroleum Ltd. (Australia)	7,205	222,831

		106,628,358

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products — 0.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	164,810	$12,558,522
Kao Corp. (Japan)	11,200	441,667
L’Oreal SA (France)	12,390	2,073,743
Natura Cosmeticos SA (Brazil)	66,000	790,798

		15,864,730

Pharmaceuticals — 4.1%
Akorn, Inc.*	57,090	2,066,658
Astellas Pharma, Inc. (Japan)	165,100	2,298,539
AstraZeneca PLC (United Kingdom)	39,888	2,817,325
Bayer AG (Germany)	28,477	3,881,666
Bristol-Myers Squibb Co.	258,250	15,244,497
Endo International PLC*	33,230	2,396,548
GlaxoSmithKline PLC (United Kingdom)	191,800	4,114,808
Lupin Ltd. (India)	71,540	1,616,336
Mitsubishi Tanabe Pharma Corp. (Japan)	80,600	1,181,484
Novartis AG (Switzerland)	102,891	9,542,469
Novo Nordisk A/S (Denmark) (Class B Stock)	24,310	1,028,308
Ono Pharmaceutical Co. Ltd. (Japan)	3,800	336,435
Roche Holding AG (Switzerland)	43,845	11,879,461
Salix Pharmaceuticals Ltd.*(a)	147,890	16,998,477
Sanofi (France)	48,693	4,439,375
Santen Pharmaceutical Co. Ltd. (Japan)	19,900	1,071,312
Shire PLC (Ireland)	53,600	3,800,251
Shire PLC (Ireland), ADR	52,500	11,158,350
Teva Pharmaceutical Industries Ltd. (Israel), ADR	34,200	1,966,842
UCB SA (Belgium)	12,200	927,659
Valeant Pharmaceuticals International, Inc.*	159,100	22,768,801
Zoetis, Inc.	232,820	10,018,245

		131,553,846

Professional Services — 0.2%
Adecco SA (Switzerland)*	45,888	3,154,309
Capita PLC (United Kingdom)	77,600	1,301,175
ManpowerGroup, Inc.	46,980	3,202,627
Seek Ltd. (Australia)	17,934	250,074

		7,908,185

Real Estate Investment Trusts (REITs) — 1.0%
Befimmo SCA Sicafi (Belgium)	25,102	1,829,106
Boston Properties, Inc.	111,900	14,400,411
British Land Co. PLC (The) (United Kingdom)	141,000	1,700,274
Corio NV (Netherlands)	29,600	1,449,571
Home Properties, Inc.	36,020	2,362,912
Link REIT (The) (Hong Kong)	44,500	278,604
Redwood Trust, Inc.(a)	181,890	3,583,233
SL Green Realty Corp.	22,000	2,618,440
Vastned Retail NV (Netherlands)	42,128	1,904,919
Washington Prime Group, Inc.	166,730	2,871,091

		32,998,561

Real Estate Management & Development — 0.9%
CBRE Group, Inc. (Class A Stock)*	447,420	15,324,135
Cheung Kong Holdings Ltd. (Hong Kong)	163,000	2,729,732
Jones Lang LaSalle, Inc.	30,050	4,505,397
Lend Lease Group (Australia)	66,042	879,605
Mitsui Fudosan Co. Ltd. (Japan)	117,000	3,137,421

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Nomura Real Estate Holdings, Inc. (Japan)	62,100	$1,062,685
Sumitomo Realty & Development Co. Ltd. (Japan)	20,000	681,383
Wheelock & Co. Ltd. (Hong Kong)	84,000	390,007

		28,710,365

Road & Rail — 0.8%
ComfortDelGro Corp. Ltd. (Singapore)	193,000	377,686
Genesee & Wyoming, Inc. (Class A Stock)*	42,040	3,780,237
Union Pacific Corp.	153,480	18,284,072
West Japan Railway Co. (Japan)	36,200	1,711,473

		24,153,468

Semiconductors & Semiconductor Equipment — 1.2%
Ambarella, Inc.*(a)	35,600	1,805,632
Cavium, Inc.*	76,070	4,702,647
Cirrus Logic, Inc.*	140,920	3,321,484
Eugene Technology Co. Ltd. (South Korea)	115,921	1,697,389
Monolithic Power Systems, Inc.	99,610	4,954,601
NXP Semiconductor NV (Netherlands)*	215,200	16,441,280
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	892,000	3,929,681
Ultratech, Inc.*(a)	117,600	2,182,656

		39,035,370

Software — 2.5%
Adobe Systems, Inc.*	181,670	13,207,409
Microsoft Corp.	914,540	42,480,383
Oracle Corp.	442,460	19,897,426
PTC, Inc.*	63,310	2,320,312
Rovi Corp.*	51,070	1,153,671

		79,059,201

Specialty Retail — 1.0%
Cia Hering (Brazil)	163,700	1,247,056
Dick’s Sporting Goods, Inc.	39,170	1,944,791
Fast Retailing Co. Ltd. (Japan)	1,800	655,011
Foot Locker, Inc.	55,190	3,100,574
Hennes & Mauritz AB (Sweden) (Class B Stock)	47,576	1,976,546
Home Depot, Inc. (The)	141,010	14,801,820
Inditex SA (Spain)	76,133	2,171,729
Kingfisher PLC (United Kingdom)	305,400	1,614,390
Lewis Group Ltd. (South Africa)	284,100	1,805,469
Signet Jewelers Ltd.	15,400	2,026,178

		31,343,564

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	292,030	32,234,271
Electronics For Imaging, Inc.*	67,560	2,893,595
Lenovo Group Ltd. (China)	696,000	908,707
NCR Corp.*	50,410	1,468,947
Ricoh Co. Ltd. (Japan)	185,200	1,872,198
Samsung Electronics Co. Ltd. (South Korea)	3,056	3,674,059
Seiko Epson Corp. (Japan)	16,300	682,061
Wincor Nixdorf AG (Germany)	29,700	1,434,279

		45,168,117

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 0.7%
Best Pacific International Holdings Ltd. (China)	4,844,000	$2,536,109
Cie Financiere Richemont SA (Switzerland)	14,242	1,262,676
Kering (France)	16,690	3,207,335
Michael Kors Holdings Ltd.*	136,800	10,273,680
Samsonite International SA	103,800	307,867
Sitoy Group Holdings Ltd. (Hong Kong)	1,438,000	1,162,276
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	581,000	2,089,162

		20,839,105

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.*	108,600	2,792,106
Housing Development Finance Corp. Ltd. (India)	105,111	1,884,888

		4,676,994

Tobacco — 0.5%
Imperial Tobacco Group PLC (United Kingdom)	98,286	4,326,507
Japan Tobacco, Inc. (Japan)	76,600	2,108,246
Lorillard, Inc.	154,300	9,711,642

		16,146,395

Trading Companies & Distributors — 0.4%
MISUMI Group, Inc. (Japan)	35,900	1,183,809
Mitsubishi Corp. (Japan)	158,100	2,893,250
Rexel SA (France)	138,410	2,479,776
Sumitomo Corp. (Japan)	216,700	2,225,658
Travis Perkins PLC (United Kingdom)	58,200	1,675,234
WESCO International, Inc.*(a)	46,690	3,558,245

		14,015,972

Transportation Infrastructure
Auckland International Airport Ltd. (New Zealand)	86,078	283,229
Transurban Group (Australia)	89,451	623,359

		906,588

Wireless Telecommunication Services — 0.7%
America Movil SAB de CV (Mexico) (Class L Stock)	1,650,500	1,834,666
KDDI Corp. (Japan)	62,200	3,907,655
SBA Communications Corp. (Class A Stock)*	72,910	8,075,512
SoftBank Corp. (Japan)	31,600	1,880,936
T-Mobile US, Inc.*	116,990	3,151,711
Vodafone Group PLC (United Kingdom)	1,182,190	4,053,298

		22,903,778

TOTAL COMMON STOCKS (cost $1,851,801,359)		2,015,290,100

EXCHANGE TRADED FUNDS — 8.3%
iShares Core S&P 500 ETF	471,428	97,538,453
iShares MSCI EAFE ETF	156,091	9,496,577
SPDR S&P 500 ETF Trust	779,000	160,084,500

TOTAL EXCHANGE TRADED FUNDS (cost $258,156,275)		267,119,530

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

PREFERRED STOCKS — 0.2%	Shares	Value (Note 2)
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom) (PRFC C)*	8,478,000	$13,214

Automobiles — 0.1%
Porsche Automobil Holding SE (Germany) (PRFC)	27,700	2,240,176
Volkswagen AG (Germany) (PRFC)	7,144	1,587,796

		3,827,972

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	1,979	1,861,389

TOTAL PREFERRED STOCKS (cost $6,723,127)		5,702,575

	Units
RIGHTS*
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/08/15 (cost $37,225)	64,310	35,563

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.3%
Non-Residential Mortgage-Backed Securities — 0.3%
Capital Auto Receivables Asset Trust,
Series 2014-2, Class D
2.810%	08/20/19	307	306,810
Santander Drive Auto Receivables Trust,
Series 2013-5, Class D
2.730%	10/15/19	802	804,070
Series 2014-1, Class D
2.910%	04/15/20	786	788,070
Series 2014-4, Class C
2.600%	11/16/20	434	434,728
Series 2014-4, Class D
3.100%	11/16/20	748	748,958
SpringCastle America Funding LLC,
Series 2014-AA, Class A, 144A
2.700%	05/25/23	1,178	1,176,564
Vericrest Opportunity Loan Trust,
Series 2014-NPL7, Class A1, 144A
3.125%	08/27/57	2,784	2,779,917
Series 2014-NPL9, Class A1, 144A(g)
3.375%	11/25/54	818	817,270
Series 2014-NP10, Class A1, 144A
3.375%	10/25/54	819	818,001

			8,674,388

Residential Mortgage-Backed Securities
Countrywide Asset-Backed Certificates,
Series 2004-7, Class AF5
5.441%(c)	01/25/35	194	202,274
Truman Capital Mortgage Loan Trust,
Series 2014-NPL2, Class A1, 144A
3.125%	04/25/53	596	595,294
Series 2014-NPL3, Class A1, 144A
3.125%	04/25/53	823	821,706

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
			$1,619,274

TOTAL ASSET-BACKED SECURITIES (cost $10,306,703)			10,293,662

BANK LOANS(c) — 0.4%
Aerospace & Defense
TransDigm, Inc.,
Tranche Term Loan D
3.750%	06/04/21	100	97,361

Air Freight & Logistics
Goodpack Ltd.,
2nd Lien
8.000%	09/09/22	25	24,813
Initial Term Loan (First Lien)
4.750%	09/11/22	100	99,292

			124,105

Airlines
American Airlines,
Class B Term Loan (2014)
4.250%	10/08/21	355	354,704

Chemicals
Gypsum Holdings III Corp.,
Term Loan (First Lien)
4.750%	03/27/21	515	498,515
Term Loan (Second Lien)
7.750%	03/27/22	35	34,300
Kronos, Inc.,
Initial Term Loan (Second Lien)
9.750%	04/30/20	160	162,805

			695,620

Commercial Services & Supplies — 0.1%
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan
4.750%	11/26/20	233	224,507
Garda World Security Corp.,
Delayed Draw Term Loan B
4.000%	11/06/20	69	67,202
Term Loan
4.000%	10/18/20	270	262,698
Laureate Education, Inc.,
New Series 2018 Extended Term Loan
5.000%	06/16/18	677	645,041

			1,199,448

Computers
SunGard Availability Services Capital, Inc.,
Term Loan B
6.000%	03/27/19	258	222,353

Construction & Engineering
Cactus Wellhead LLC,
Tranche Term Loan B
7.000%	08/30/20	304	261,644

Containers & Packaging
Ardagh Holdings USA, Inc. (Ireland),
New Term Loan
4.000%	12/17/19	339	331,939

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Containers & Packaging (continued)
Berlin Packaging, Initial Term Loan (First Lien)
4.500%	09/24/21	170	$167,625
Initial Term Loan (Second Lien)
7.750%	09/24/22	55	54,083

			553,647

Electric Utilities — 0.1%
ExGen Texas Power LLC, Term Loan
5.750%	09/18/21	643	633,560
Moxie Patriot LLC, Construction B-1 Advances
6.750%	12/18/20	300	299,625

			933,185

Energy Equipment & Services
Husky Injection Molding Systems Ltd., New Term Loan
4.250%	06/30/21	234	226,791
Term Loan (Second Lien)
7.250%	06/30/22	90	86,400

			313,191

Entertainment & Leisure
24 Hour Fitness, Inc., Dollar Term Loan
4.750%	05/20/21	274	261,919
Scientific Games International, Inc., Term Loan B2
6.000%	09/17/21	255	250,811

			512,730

Food & Beverage
Albertson’s Holdings LLC, Term Loan B-3
4.000%	08/25/19	565	561,186
TGI Fridays, Initial Term Loan (First Lien)
5.250%	06/30/20	9	9,321
Initial Term Loan (Second Lien)
9.250%	06/30/21	35	34,300

			604,807

Health Care Equipment & Supplies
Siemens Audiology Group, Term Loan
5.500%	12/12/21	55	54,725

Hotels, Restaurants & Leisure — 0.1%
Aristocrat Leisure Ltd., Initial Term Loan
4.750%	09/29/21	1,030	1,009,400
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc.,
Term Loan B (First Lien)
6.250%	04/10/21	35	32,039
Dunkin Brands, Inc., Term Loan B-4
3.250%	02/05/21	478	465,705
Las Vegas Sands LLC,

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Hotels, Restaurants & Leisure (continued)
Term Loan B
3.250%	12/17/20	50	$49,138

			1,556,282

Internet Software & Services
Dealertrack Technologies, Inc., Term Loan
3.250%	02/27/21	181	177,865

Machinery
RBS Global, Inc., Term Loan
4.000%	08/21/20	370	361,490

Media — 0.1%
Charter Communications Operating LLC, Term Loan F
3.000%	12/31/20	464	454,082
iHeart Communications, Tranche Term Loan D
6.919%	01/30/19	825	776,016
Numericable U.S. LLC, Dollar Denominated Tranche Loan B-1
4.500%	04/23/20	72	72,109
Dollar Denominated Tranche Loan B-2
4.500%	04/23/20	63	62,384
Springer SBM Two GMBH, Term Loan B3
4.750%	08/15/20	294	289,295

			1,653,886

Metals & Mining
FMG Resources Pty Ltd., Loan
3.750%	06/30/19	119	107,687
Peabody Energy, Term Loan
4.250%	09/24/20	148	133,313
Signode Industrial Group, Initial Term Loan B
3.750%	04/08/21	296	283,260

			524,260

Miscellaneous Manufacturing
Atkore International, Inc., Initial Term Loan (First Lien)
4.500%	09/21/21	55	53,625
Initial Term Loan (Second Lien)
7.750%	03/27/21	100	97,386

			151,011

Multiline Retail
JC Penney Corp., Inc.,
Loan
6.000%	05/22/18	174	170,421
Term Loan
5.000%	06/20/19	10	9,788

			180,209

Oil, Gas & Consumable Fuels
Chief Exploration & Development LLC,

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Oil, Gas & Consumable Fuels (continued)
Term Loan
7.500%	05/12/21	285	$255,075
Fieldwood Energy LLC,
Closing Date Loan (Second Lien)
8.375%	09/30/20	285	206,910
Seadrill Operating LP (United Kingdom),
Initial Term Loan
4.000%	02/14/21	218	168,407

			630,392

Pharmaceuticals
Endo Pharmaceutical Holdings, Inc.,
Term Loan B
3.250%	12/12/20	503	486,212
PharMEDium Healthcare Corp.,
Initial Term Loan (First Lien)
4.250%	01/23/21	187	179,666
Initial Term Loan (Second Lien)
7.750%	01/23/22	10	9,900

			675,778

Pipelines
Energy Transfer Equity LP,
Loan
3.250%	11/15/19	190	183,825

Semiconductors & Semiconductor Equipment
NXP BV/NXP Funding LLC (Netherlands),
Tranche Loan D
3.250%	11/11/20	188	184,498

Technology Hardware, Storage & Peripherals
Information Development Co.,
Tranche Term Loan B-5
3.750%	06/03/20	453	437,926

Transportation Infrastructure
Lineage Logistic Holdings LLC,
Term Loan
4.500%	03/31/21	363	350,243
YRC Worldwide, Inc.,
Initial Term Loans
8.250%	02/12/19	64	63,546

			413,789

TOTAL BANK LOANS (cost $13,517,639)			13,058,731

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
Banc of America Commercial Mortgage Trust,
Series 2006-3, Class A4
5.889%(c)	07/10/44	345	363,453
Series 2007-1, Class A4
5.451%	01/15/49	472	506,069
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-PW15, Class A4
5.331%	02/11/44	868	927,523
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class DPA, 144A
2.800%(c)	12/15/16	295	295,093

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.710%(c)	12/10/49	1,000	$1,084,385
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	888	933,333
Commercial Mortgage Trust,
Series 2007-GG9, Class A4
5.444%	03/10/39	3,398	3,624,572
Credit Suisse Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.467%	09/15/39	415	436,275
GE Commercial Mortgage Corp.,
Series 2007-C1, Class A4
5.543%	12/10/49	1,640	1,742,792
GS Mortgage Securities Corp. Trust,
Series 2013-NYC5, Class C, 144A
2.974%	01/10/30	130	131,660
GS Mortgage Securities Trust,
Series 2006-GG8, Class A1A
5.547%	11/10/39	242	257,938
Series 2006-GG8, Class A4
5.560%	11/10/39	492	520,540
Hilton USA Trust,
Series 2013-HLT, Class CFX, 144A
3.714%	11/05/30	140	141,473
Series 2013-HLT, Class DFX, 144A
4.407%	11/05/30	1,290	1,319,397
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-CB17, Class A4
5.429%	12/12/43	480	504,780
Series 2007-CB18, Class A4
5.440%	06/12/47	1,040	1,106,099
Series 2007-LD11, Class A4
5.787%(c)	06/15/49	5,175	5,555,683
Series 2007-LDPX, Class A3
5.420%	01/15/49	471	502,607
LB Commercial Mortgage Trust,
Series 2007-C3, Class A4
5.903%(c)	07/15/44	400	433,361
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class A4
5.424%	02/15/40	971	1,040,146
ML-CFC Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%	12/12/49	217	230,173
Series 2007-6, Class A4
5.485%(c)	03/12/51	400	429,440
Series 2007-7, Class A4
5.810%(c)	06/12/50	94	101,508
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A4
5.692%(c)	04/15/49	1,375	1,480,487
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C30, Class A5
5.342%	12/15/43	3,980	4,247,154
Series 2007-C31, Class A4
5.509%	04/15/47	1,760	1,853,711

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-C33, Class A4
5.941%(c)	02/15/51		6,527	$6,973,662
Series 2007-C33, Class A5
6.140%(c)	02/15/51		1,000	1,092,687

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $38,625,212)				37,836,001

CORPORATE BONDS — 9.9%
Advertising
MDC Partners, Inc.,
Gtd. Notes, 144A
6.750%	04/01/20		190	195,700

Aerospace & Defense
TransDigm, Inc.,
Gtd. Notes
5.500%	10/15/20		420	410,550
6.000%	07/15/22		85	84,787
Triumph Group, Inc.,
Gtd. Notes
4.875%	04/01/21		485	478,937
5.250%	06/01/22		35	34,913

				1,009,187

Airlines — 0.1%
Air Canada (Canada),
Gtd. Notes, 144A
7.750%	04/15/21		1,015	1,056,869
Allegiant Travel Co.,
Gtd. Notes
5.500%	07/15/19		115	117,013
American Airlines Group, Inc.,
Gtd. Notes, 144A
5.500%	10/01/19		320	325,600
Continental Airlines 2012-1 Class B Pass-Through Trust,
Pass-Through Certificates
6.250%	10/11/21		98	102,392
UAL 2009-2A Pass-Through Trust,
Pass-Through Certificates
9.750%	07/15/18		108	119,799
United Continental Holdings, Inc.,
Gtd. Notes
6.000%	12/01/20		220	225,500
6.000%	07/15/26	(a)	835	803,687
6.000%	07/15/28		460	438,150
6.375%	06/01/18		10	10,575
US Airways Group, Inc.,
Gtd. Notes
6.125%	06/01/18		860	896,550

				4,096,135

Auto Components
Tenneco, Inc.,
Gtd. Notes
5.375%	12/15/24		135	138,375

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing, Inc.,
Gtd. Notes
5.125%	02/15/19		385	392,700

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
6.250%	03/15/21	(a)	180	$189,000
Dana Holding Corp.,
Sr. Unsec’d. Notes
5.500%	12/15/24		325	328,250
6.000%	09/15/23		200	209,000
Schaeffler Finance BV (Germany),
Sr. Sec’d. Notes, 144A
4.250%	05/15/21		200	195,000
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes,144A, PIK
6.875%	08/15/18		295	307,537

				1,621,487

Automobiles
General Motors Co.,
Sr. Unsec’d. Notes
3.500%	10/02/18	(a)	595	606,900
6.250%	10/02/43		81	96,763
Hyundai Capital America (South Korea),
Sr. Unsec’d. Notes, 144A
1.625%	10/02/15		163	163,669
1.875%	08/09/16		143	143,990
2.125%	10/02/17		180	180,878

				1,192,200

Banks — 2.1%
Affiliated Managers Group, Inc.,
Sr. Unsec’d. Notes
4.250%	02/15/24		239	249,006
Aircastle Ltd.,
Sr. Unsec’d. Notes
4.625%	12/15/18		65	65,325
5.125%	03/15/21		155	155,000
6.250%	12/01/19		85	89,675
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17		285	298,194
5.650%	05/01/18		155	172,201
5.700%	01/24/22		530	613,972
5.750%	12/01/17		1,085	1,198,813
5.875%	01/05/21		1,315	1,524,707
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23	(a)	1,000	1,000,077
Sub. Notes, MTN
4.250%	10/22/26	(a)	759	757,296
Bank of America NA,
Sub. Notes
5.300%	03/15/17		315	338,362
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22		935	1,022,352
Barclays PLC (United Kingdom),
Jr. Sub. Notes
8.250%(c)	12/29/49	(a)	460	471,463
Sr. Unsec’d. Notes
2.750%	11/08/19		600	596,334
Capital One NA/Mclean VA,
Sr. Unsec’d. Notes
2.950%	07/23/21	(a)	1,017	1,010,637

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Citigroup, Inc., Sr. Unsec’d. Notes
1.850%	11/24/17		1,404	$1,402,387
3.953%	06/15/16		331	343,602
4.750%	05/19/15		500	507,372
6.125%	05/15/18		247	279,523
Sub. Notes
4.050%	07/30/22		195	201,759
5.300%	05/06/44		1,456	1,595,294
5.500%	09/13/25		227	251,177
Citizens Financial Group, Inc., Sub. Notes, 144A
4.150%	09/28/22		546	558,851
Consolidated Energy Finance SA (Trinidad & Tobago), Gtd. Notes, 144A
6.750%	10/15/19		840	821,100
Credit Agricole SA (France), Jr. Sub. Notes, 144A
6.625%(c)	09/29/49		760	736,630
Credit Suisse NY (Switzerland), Sub. Notes
6.000%	02/15/18		360	400,460
Deutsche Bank AG (Germany), Jr. Sub. Notes
7.500%(c)	12/29/49		400	384,000
Discover Bank, Sr. Unsec’d. Notes
3.200%	08/09/21	(a)	1,124	1,128,834
4.200%	08/08/23		769	806,935
Sub. Notes
7.000%	04/15/20		866	1,020,618
Fifth Third Bancorp, Sub. Notes
4.500%	06/01/18		300	323,168
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
2.625%	01/31/19	(a)	1,467	1,475,958
2.900%	07/19/18		789	809,419
5.250%	07/27/21		123	138,825
5.750%	01/24/22	(a)	1,330	1,538,527
5.950%	01/18/18		360	399,948
6.150%	04/01/18	(a)	350	392,847
Sr. Unsec’d. Notes, MTN
1.748%	09/15/17		1,851	1,840,218
Sub. Notes
6.750%	10/01/37	(a)	600	754,425
HSBC Holdings PLC (United Kingdom), Sub. Notes
4.250%	03/14/24		342	355,879
5.250%	03/14/44		248	277,798
Huntington Bancshares, Inc., Sub. Notes
7.000%	12/15/20		200	240,706
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes
4.875%	03/15/19		970	967,575
5.875%	02/01/22		1,565	1,571,847
6.000%	08/01/20		425	437,835

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A
6.250%(c)	12/21/65		345	$332,925
ING Bank NV (Netherlands), Sub. Notes, 144A
5.800%	09/25/23		300	332,784
International Lease Finance Corp., Sr. Unsec’d. Notes
3.875%	04/15/18		250	250,000
5.875%	08/15/22		140	151,900
6.250%	05/15/19		225	245,813
JPMorgan Chase & Co., Sr. Unsec’d. Notes
3.150%	07/05/16	(a)	451	463,600
3.250%	09/23/22		1,695	1,704,873
4.250%	10/15/20		342	367,684
4.350%	08/15/21		603	655,266
4.500%	01/24/22		2,200	2,401,854
4.625%	05/10/21		336	369,800
4.950%	03/25/20		268	296,061
6.300%	04/23/19	(a)	300	348,473
Sub. Notes
3.875%	09/10/24		1,953	1,954,662
4.125%	12/15/26	(a)	2,140	2,142,161
M&I Marshall & Ilsley Bank, Sub. Notes
5.000%	01/17/17		869	922,252
Morgan Stanley, Sr. Unsec’d. Notes
2.125%	04/25/18	(a)	1,350	1,350,782
3.700%	10/23/24		1,294	1,311,624
3.750%	02/25/23		598	613,441
5.750%	01/25/21		1,608	1,845,905
Sr. Unsec’d. Notes, MTN
2.375%	07/23/19	(a)	1,496	1,490,483
6.625%	04/01/18		200	227,807
Sub. Notes
4.875%	11/01/22		1,457	1,547,448
5.000%	11/24/25		1,529	1,631,619
Sub. Notes, MTN
4.100%	05/22/23		235	237,923
Ocwen Financial Corp., Sr. Unsec’d. Notes, 144A
6.625%	05/15/19		940	860,100
Regions Bank, Sub. Notes
6.450%	06/26/37		525	656,258
7.500%	05/15/18		600	696,537
Regions Financial Corp., Sr. Unsec’d. Notes
2.000%	05/15/18		581	575,300
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes
5.125%	05/28/24	(a)	2,145	2,181,875
6.000%	12/19/23	(a)	4,459	4,826,413
6.100%	06/10/23		760	824,292
6.125%	12/15/22	(a)	791	860,929

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo & Co.,
Sub. Notes
3.450%	02/13/23		500	$506,747

				66,712,522

Beverages
Heineken NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.750%	04/01/23		269	259,364
SABMiller Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
3.750%	01/15/22		707	737,903

				997,267

Building Materials & Construction
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.500%	12/10/19		220	225,390

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.500%	02/15/16		1,180	1,200,347
4.125%	11/15/21		576	608,606
4.250%	11/15/20		126	134,711
Eco Services Operations LLC/Eco Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	11/01/22		245	248,675
Nufarm Australia Ltd. (Australia),
Gtd. Notes, 144A
6.375%	10/15/19		365	367,737
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
8.250%	01/15/21		200	204,500
Tronox Finance LLC,
Gtd. Notes
6.375%	08/15/20	(a)	185	185,463

				2,950,039

Commercial Services & Supplies — 0.3%
ADT Corp. (The),
Sr. Unsec’d. Notes
3.500%	07/15/22	(a)	595	507,237
4.125%	04/15/19		210	207,900
4.125%	06/15/23	(a)	900	814,500
5.250%	03/15/20		215	217,687
6.250%	10/15/21	(a)	170	174,675
Anna Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	10/01/22	(a)	565	572,063
APX Group, Inc.,
Gtd. Notes
8.750%	12/01/20		510	430,631
Gtd. Notes, 144A
8.750%	12/01/20		135	113,991
Sr. Sec’d. Notes
6.375%	12/01/19	(a)	1,305	1,249,537
Brand Energy & Infrastructure Services, Inc.,
Gtd. Notes, 144A
8.500%	12/01/21		430	387,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20		665	$696,587
Garda World Security Corp. (Canada),
Gtd. Notes, 144A
7.250%	11/15/21	(a)	900	891,000
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
6.500%	11/15/23	(a)	525	538,125
7.000%	02/15/22		110	117,975
7.875%	03/15/21		105	116,025
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes
8.125%	06/15/18		860	881,500

				7,916,433

Computers
Brocade Communications Systems, Inc.,
Gtd. Notes
4.625%	01/15/23		505	484,800
Compiler Finance Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/21		60	51,600
SunGard Availability Services Capital, Inc.,
Gtd. Notes, 144A
8.750%	04/01/22		265	156,350

				692,750

Construction & Engineering — 0.1%
Abengoa Greenfield SA (Spain),
Gtd. Notes, 144A
6.500%	10/01/19	(a)	245	209,475
Aguila 3 SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.875%	01/31/18		515	498,263
Headwaters, Inc.,
Sec’d. Notes
7.625%	04/01/19		45	46,913
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23		105	98,700
William Lyon Homes, Inc.,
Gtd. Notes
5.750%	04/15/19		385	384,037
WLH PNW Finance Corp.,
Gtd. Notes, 144A
7.000%	08/15/22	(a)	710	717,100

				1,954,488

Construction Materials
Building Materials Corp. of America,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24		270	269,325

Containers & Packaging — 0.1%
Ardagh Finance Holdings SA (Luxembourg),
Sr. Unsec’d. Notes, 144A, PIK
8.625%	06/15/19	(a)	913	899,663

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Containers & Packaging (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
6.000%	06/30/21		200	$191,000
6.250%	01/31/19	(a)	200	195,500
6.750%	01/31/21	(a)	500	497,500
Sr. Sec’d. Notes, 144A
3.241%(c)	12/15/19		350	337,750
Sr. Unsec’d. Notes, 144A
7.000%	11/15/20		124	124,765
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II,
Gtd. Notes, 144A
6.000%	06/15/17		130	126,750
Crown Americas LLC/Crown Americas Capital Corp. IV,
Gtd. Notes
4.500%	01/15/23		845	819,650
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.375%	01/15/25		215	217,150
Sr. Unsec’d. Notes, 144A
5.000%	01/15/22		215	219,300
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
8.250%	02/15/21	(a)	185	189,625
Sr. Sec’d. Notes
5.750%	10/15/20		190	194,750

				4,013,403

Distributors
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20		910	953,225
Sr. Sec’d. Notes, 144A
5.250%	12/15/21		235	239,113

				1,192,338

Diversified Financial Services — 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands),
Gtd. Notes, 144A
3.750%	05/15/19	(a)	325	321,750
4.500%	05/15/21		175	177,187
Sr. Unsec’d. Notes, 144A
5.000%	10/01/21		760	786,600
Air Lease Corp.,
Sr. Unsec’d. Notes
2.125%	01/15/18	(a)	395	388,088
4.250%	09/15/24		654	658,905
4.750%	03/01/20		634	673,625
Discover Financial Services,
Sr. Unsec’d. Notes
3.950%	11/06/24		477	479,501
5.200%	04/27/22		304	335,739
Fly Leasing Ltd. (Ireland),
Sr. Unsec’d. Notes
6.375%	10/15/21		620	610,700
6.750%	12/15/20		405	409,050
General Motors Financial Co., Inc.,
Gtd. Notes
2.625%	07/10/17		150	150,650

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
3.000%	09/25/17		341	$344,846
3.250%	05/15/18		315	315,393
3.500%	07/10/19	(a)	755	770,947
4.250%	05/15/23		280	285,569
4.375%	09/25/21		1,298	1,354,788
4.750%	08/15/17		250	263,650
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A
3.290%	10/10/34		679	682,531
Lazard Group LLC,
Sr. Unsec’d. Notes
6.850%	06/15/17		134	149,169
Navient Corp.,
Sr. Unsec’d. Notes
5.000%	10/26/20		90	88,313
5.500%	01/25/23		735	703,763
5.875%	10/25/24		195	185,737
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19		195	195,565
5.500%	01/15/19		535	547,037
Navient LLC,
Sr. Unsec’d. Notes, MTN
8.000%	03/25/20		85	94,137
Synchrony Financial,
Sr. Unsec’d. Notes
1.875%	08/15/17		185	185,359
3.000%	08/15/19		272	274,977
3.750%	08/15/21		411	419,832
4.250%	08/15/24	(a)	414	424,817

				12,278,225

Diversified Telecommunication Services — 0.5%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.450%	03/15/21	(a)	1,958	2,001,156
4.500%	09/15/20		7,432	8,069,346
6.550%	09/15/43	(a)	1,843	2,361,158
Sr. Unsec’d. Notes, 144A
2.625%	02/21/20	(a)	1,066	1,053,812
5.012%	08/21/54	(a)	1,846	1,909,777

				15,395,249

Electric Utilities — 0.6%
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23		1,035	1,027,237
7.375%	07/01/21	(a)	710	802,300
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44		287	307,023
Atlantic Power Corp.,
Gtd. Notes
9.000%	11/15/18		440	435,600
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	180	181,800
5.750%	01/15/25	(a)	250	253,125

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Dominion Resources, Inc.,
Jr. Sub. Notes
2.533%(c)	09/30/66		1,331	$1,251,474
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21		745	759,900
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21		338	391,981
6.400%	09/15/20		723	844,324
Dynegy Finance I, Inc/Dynegy Finance II, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/19		960	976,800
7.375%	11/01/22		730	742,775
7.625%	11/01/24	(a)	560	571,200
Edison International,
Sr. Unsec’d. Notes
3.750%	09/15/17		91	96,044
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.750%	03/15/18		751	756,804
4.250%	03/15/23	(a)	1,504	1,551,848
7.375%	11/15/31	(a)	814	985,238
FirstEnergy Solutions Corp.,
Gtd. Notes
6.050%	08/15/21	(a)	879	973,344
NiSource Finance Corp.,
Gtd. Notes
4.450%	12/01/21		325	351,163
4.800%	02/15/44		1,000	1,065,445
5.250%	02/15/43		351	402,362
5.800%	02/01/42		160	194,727
5.950%	06/15/41		331	413,735
NRG Energy, Inc.,
Gtd. Notes
6.250%	07/15/22		195	199,387
Gtd. Notes, 144A
6.250%	05/01/24		1,330	1,353,275
NSG Holdings LLC/NSG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	12/15/25		350	373,070
Puget Energy, Inc.,
Sr. Sec’d. Notes
5.625%	07/15/22		240	277,711
6.000%	09/01/21		844	987,351
6.500%	12/15/20		276	324,353
RJS Power Holdings LLC,
Gtd. Notes, 144A
5.125%	07/15/19		540	533,250

				19,384,646

Electronic Equipment, Instruments & Components
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19		135	142,425

Energy Equipment & Services
Forum Energy Technologies, Inc.,
Gtd. Notes
6.250%	10/01/21		295	277,300

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Entertainment & Leisure — 0.1%
24 Hour Holdings III LLC,
Gtd. Notes, 144A
8.000%	06/01/22	(a)	255	$204,000
NCL Corp. Ltd.,
Gtd. Notes
5.000%	02/15/18		320	320,000
Sr. Unsec’d. Notes, 144A
5.250%	11/15/19	(a)	320	322,400
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
5.250%	11/15/22		270	283,500
7.500%	10/15/27		355	399,375
Scientific Games International, Inc.,
First Lien, 144A
7.000%	01/01/22		160	162,000
Gtd. Notes, 144A
6.625%	05/15/21	(a)	430	299,925

				1,991,200

Environmental Control
ADS Waste Holdings, Inc.,
Gtd. Notes
8.250%	10/01/20		641	641,000
Tervita Corp. (Canada),
Gtd. Notes, 144A
9.750%	11/01/19		185	105,450

				746,450

Food & Staples Retailing
CVS Health Corp.,
Sr. Unsec’d. Notes
4.000%	12/05/23		480	507,971

Food Products — 0.2%
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
1.900%	01/25/18		156	154,961
3.200%	01/25/23		782	765,982
DS Services of America, Inc.,
Sec’d. Notes, 144A
10.000%	09/01/21		65	75,075
ESAL GmbH (Brazil),
Gtd. Notes, 144A
6.250%	02/05/23		1,000	947,500
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. (Greece),
Gtd. Notes, 144A
9.875%	02/01/20		410	428,450
JBS Investments GmbH (Brazil),
Gtd. Notes, 144A
7.250%	04/03/24		900	884,250
7.750%	10/28/20		200	207,100
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
7.250%	06/01/21		240	247,200
8.250%	02/01/20	(a)	590	620,975
Sr. Unsec’d. Notes, 144A
5.875%	07/15/24	(a)	105	103,163
Minerva Luxembourg SA (Brazil),
Gtd. Notes, 144A
7.750%	01/31/23		690	676,200

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Food Products (continued)
Post Holdings, Inc.,
Gtd. Notes, 144A
6.000%	12/15/22	(a)	475	$445,313
6.750%	12/01/21	(a)	300	291,000
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/21	(a)	295	289,837
7.750%	11/15/22		145	142,100

				6,279,106

Health Care Providers & Services — 0.1%
Becton Dickinson And Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19	(a)	215	217,827
4.685%	12/15/44	(a)	200	215,392
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)	295	312,516
Sr. Sec’d. Notes
5.125%	08/01/21		60	62,250
HCA, Inc.,
Sr. Sec’d. Notes
4.250%	10/15/19	(a)	190	192,850
5.000%	03/15/24	(a)	185	190,087
Kindred Escrow Corp. II,
Sr. Sec’d. Notes, 144A
8.000%	01/15/20	(a)	190	201,875
8.750%	01/15/23	(a)	190	204,487
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.000%	10/01/20		70	75,168
6.250%	11/01/18	(a)	405	439,425
Sr. Unsec’d. Notes
8.125%	04/01/22	(a)	1,515	1,693,013
Sr. Unsec’d. Notes, 144A
5.000%	03/01/19	(a)	125	125,156
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23		75	73,585
WellPoint, Inc.,
Sr. Unsec’d. Notes
3.300%	01/15/23		520	519,493

				4,523,124

Holding Companies
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.500%	10/01/21		185	188,700
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20		290	308,850

				497,550

Home Builders — 0.1%
DR Horton, Inc.,
Gtd. Notes
3.750%	03/01/19		505	499,950
4.375%	09/15/22		220	215,600

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Home Builders (continued)
Standard Pacific Corp.,
Gtd. Notes
5.875%	11/15/24		250	$250,000
8.375%	05/15/18		220	248,600
Toll Brothers Finance Corp.,
Gtd. Notes
4.000%	12/31/18		160	160,800
4.375%	04/15/23		95	93,100
Weyerhaeuser Real Estate Co.,
Sr. Unsec’d. Notes, 144A
4.375%	06/15/19		55	54,244
5.875%	06/15/24		40	40,000

				1,562,294

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Resorts Properties LLC/Caesars Entertainment Resort Properties,
Sec’d. Notes, 144A
11.000%	10/01/21	(a)	160	145,600
Sr. Sec’d. Notes, 144A
8.000%	10/01/20	(a)	155	151,900
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc.,
Sec’d. Notes, 144A
9.375%	05/01/22	(a)	155	136,400
Golden Nugget Escrow, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	12/01/21	(a)	745	713,337
MCE Finance Ltd. (Hong Kong),
Gtd. Notes, 144A
5.000%	02/15/21		510	476,850
Playa Resorts Holding BV (Netherlands),
Gtd. Notes, 144A
8.000%	08/15/20		460	458,850
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21		140	138,600
SGMS Escrow Corp.,
Sr. Unsec’d. Notes
10.000%	12/01/22		410	376,175
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.250%	10/15/21		740	695,600

				3,293,312

Household Durables
Lennar Corp.,
Gtd. Notes
4.500%	06/15/19		430	430,000
4.500%	11/15/19		205	203,463

				633,463

Insurance — 0.3%
American International Group, Inc.,
Sr. Unsec’d. Notes, MTN
5.600%	10/18/16		517	555,555
Aon Corp. (United Kingdom),
Gtd. Notes
5.000%	09/30/20		205	228,907

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes
4.000%	10/15/17		1,000	$1,063,227
5.125%	04/15/22		449	504,716
Liberty Mutual Group, Inc., Gtd. Notes, 144A
5.000%	06/01/21		334	363,827
Sr. Unsec’d. Notes, 144A
6.500%	03/15/35		260	317,659
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes
4.800%	07/15/21		100	111,142
MetLife, Inc., Sr. Unsec’d. Notes
4.368%	09/15/23		487	531,019
4.750%	02/08/21		920	1,028,296
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A
6.063%	03/30/40		209	270,158
Pacific Life Insurance Co., Sub. Notes, 144A
9.250%	06/15/39		123	193,479
Pacific LifeCorp, Sr. Unsec’d. Notes, 144A
5.125%	01/30/43		563	619,176
6.000%	02/10/20		1,594	1,811,873
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A
4.900%	09/15/44	(a)	982	1,094,290
TIAA Asset Management Finance Co. LLC, Sr. Unsec’d. Notes, 144A
2.950%	11/01/19		209	209,404
4.125%	11/01/24		303	310,398
Unum Group, Sr. Unsec’d. Notes
5.625%	09/15/20		751	845,659

				10,058,785

Internet & Catalog Retail
Bankrate, Inc., Gtd. Notes, 144A
6.125%	08/15/18		125	116,250
CDR DB Sub, Inc., Gtd. Notes, 144A
7.750%	10/15/20		65	55,250

				171,500

Machinery — 0.1%
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19		125	128,125
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes
4.250%	06/15/23		405	426,911
JB Poindexter & Co., Inc., Sr. Unsec’d. Notes, 144A(g)
9.000%	04/01/22		420	453,600

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Machinery (continued)
LSB Industries, Inc., Sr. Sec’d. Notes
7.750%	08/01/19		35	$36,400
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Sr. Sec’d. Notes
8.750%	02/01/19	(a)	617	625,484
Tyco Electronics Group SA (Switzerland), Gtd. Notes
2.375%	12/17/18		126	127,086

				1,797,606

Media — 0.4%
21st Century Fox America, Inc., Gtd. Notes
6.150%	03/01/37		235	294,527
Cogeco Cable, Inc. (Canada), Gtd. Notes, 144A
4.875%	05/01/20		350	350,000
Columbus International, Inc. (Barbados), Gtd. Notes, 144A
7.375%	03/30/21	(a)	990	1,029,600
COX Communications, Inc., Sr. Unsec’d. Notes, 144A
3.250%	12/15/22		153	150,221
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes
5.875%	10/01/19		200	228,766
Discovery Communications LLC, Gtd. Notes
3.250%	04/01/23		71	68,925
Gray Television, Inc., Gtd. Notes
7.500%	10/01/20	(a)	420	432,600
iHeart Communications, Sr. Sec’d. Notes
9.000%	12/15/19	(a)	870	856,950
Sr. Unsec’d. Notes
5.500%	12/15/16	(a)	830	796,800
10.000%	01/15/18	(a)	425	364,437
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance,
Sr. Sec’d. Notes
9.750%	04/01/21		852	941,460
MHGE Parent LLC/MHGE Parent Finance, Inc., Sr. Unsec’d. Notes, 144A
8.500%	08/01/19	(a)	1,165	1,135,875
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes
4.500%	10/01/20		215	216,075
Gtd. Notes, 144A
5.000%	04/15/22	(a)	50	50,250
Numericable Group SA (France), Sr. Sec’d. Notes, 144A
4.875%	05/15/19		285	282,506
6.000%	05/15/22		450	452,475
6.250%	05/15/24	(a)	200	201,500
RCN Telecom Services LLC/RCN Capital Corp., Sr. Unsec’d. Notes, 144A
8.500%	08/15/20		710	731,300

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Time Warner Cable, Inc.,
Gtd. Notes
4.000%	09/01/21	(a)	759	$807,798
5.850%	05/01/17		157	171,373
6.750%	07/01/18		295	338,329
8.250%	04/01/19		1,167	1,428,575
Time Warner, Inc.,
Gtd. Notes
4.900%	06/15/42		500	526,809
5.375%	10/15/41		556	627,896
6.200%	03/15/40		320	389,572
Viacom, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/23	(a)	1,215	1,252,787
Wave Holdco LLC/Wave Holdco Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.250%	07/15/19		20	20,100
WideOpenWest Finance LLC/WideOpenWest Capital Corp.,
Gtd. Notes
10.250%	07/15/19		165	171,806

				14,319,312

Metals & Mining — 0.4%
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24		542	574,395
Anglo American Capital PLC (United Kingdom),
Gtd. Notes, 144A
4.125%	04/15/21	(a)	774	776,601
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
3.850%	04/01/22		352	338,745
4.100%	05/01/23	(a)	6,041	5,879,089
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
4.875%	11/04/44		550	558,615
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
6.875%	04/01/22	(a)	435	362,137
8.250%	11/01/19	(a)	250	227,500
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23		1,285	1,211,544
Imperial Metals Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/15/19		205	188,600
JMC Steel Group, Inc.,
Sr. Unsec’d. Notes, 144A
8.250%	03/15/18	(a)	1,395	1,325,250
Lundin Mining Corp. (Canada),
Sr. Sec’d. Notes, 144A
7.500%	11/01/20	(a)	280	277,200
7.875%	11/01/22		285	285,000
New Gold, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.250%	11/15/22	(a)	420	411,600
Ryerson, Inc./Joseph T Ryerson & Son, Inc.,
Gtd. Notes
11.250%	10/15/18		217	231,105

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Metals & Mining (continued)
Sr. Sec’d. Notes
9.000%	10/15/17		85	$87,337
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/22	(a)	160	156,000
Steel Dynamics, Inc.,
Gtd. Notes
6.125%	08/15/19		260	273,000
Gtd. Notes, 144A
5.125%	10/01/21		165	168,094
5.500%	10/01/24		80	82,000

				13,413,812

Multi-Utilities — 0.1%
Hot Topic, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	06/15/21		255	272,850
JC Penney Corp., Inc.,
Gtd. Notes
5.650%	06/01/20		250	193,750
5.750%	02/15/18		130	113,100
7.400%	04/01/37		475	327,750
8.125%	10/01/19	(a)	600	528,000
Men’s Wearhouse, Inc. (The),
Gtd. Notes, 144A
7.000%	07/01/22	(a)	560	575,400
Walgreens Boots Alliance, Inc.,
Gtd. Notes
1.750%	11/17/17		179	179,443
2.700%	11/18/19		405	407,061
3.300%	11/18/21		480	483,339
3.800%	11/18/24	(a)	367	374,303

				3,454,996

Oil, Gas & Consumable Fuels — 1.1%
American Energy-Permian Basin LLC/AEPB Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.732%(c)	08/01/19		390	286,650
7.125%	11/01/20	(a)	430	316,050
7.375%	11/01/21		140	102,900
Antero Resources Corp.,
Gtd. Notes, 144A
5.125%	12/01/22	(a)	245	230,913
Approach Resources, Inc.,
Gtd. Notes
7.000%	06/15/21		50	37,000
Basic Energy Services, Inc.,
Gtd. Notes
7.750%	02/15/19	(a)	190	146,300
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.248%	11/01/16		880	896,986
3.535%	11/04/24	(a)	758	753,686
4.500%	10/01/20		324	350,558
California Resources Corp.,
Gtd. Notes, 144A
5.000%	01/15/20	(a)	220	190,850
5.500%	09/15/21	(a)	145	123,975
6.000%	11/15/24	(a)	520	439,400

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc., Gtd. Notes, 144A
5.875%	04/15/22		600	$558,000
Denbury Resources, Inc., Gtd. Notes
5.500%	05/01/22	(a)	475	434,625
6.375%	08/15/21		300	285,000
Empresa Nacional del Petroleo (Chile), Sr. Unsec’d. Notes, 144A
4.375%	10/30/24		445	435,285
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A
7.000%	08/15/21		740	654,900
Enterprise Products Operating LLC, Gtd. Notes
2.550%	10/15/19	(a)	159	157,399
3.750%	02/15/25		534	536,033
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes
7.750%	09/01/22		285	266,475
9.375%	05/01/20	(a)	615	621,150
EPL Oil & Gas, Inc., Gtd. Notes
8.250%	02/15/18		215	163,400
Exterran Holdings, Inc.,
Gtd. Notes
7.250%	12/01/18		50	49,000
Exterran Partners LP/EXLP Finance Corp., Gtd. Notes
6.000%	04/01/21		180	156,600
Gtd. Notes, 144A
6.000%	10/01/22		540	459,000
Forbes Energy Services Ltd., Gtd. Notes
9.000%	06/15/19	(a)	935	551,650
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		95	83,600
Hornbeck Offshore Services, Inc., Gtd. Notes
5.000%	03/01/21		70	57,400
5.875%	04/01/20	(a)	50	44,250
Jupiter Resources, Inc. (Canada), Sr. Unsec’d. Notes, 144A
8.500%	10/01/22		620	466,550
Kinder Morgan Inc/DE, Gtd. Notes
3.050%	12/01/19	(a)	505	500,985
4.300%	06/01/25		1,504	1,504,701
LBC Tank Terminals Holding Netherlands BV (Belgium), Gtd. Notes, 144A
6.875%	05/15/23		310	311,550
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	03/01/21		330	360,702
Murray Energy Corp., Sr. Sec’d. Notes, 144A
8.625%	06/15/21		235	224,425
9.500%	12/05/20		490	490,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Northern Tier Energy LLC/Northern Tier Finance Corp., Sr. Sec’d. Notes
7.125%	11/15/20		200	$202,000
Offshore Group Investment Ltd., Sr. Sec’d. Notes
7.125%	04/01/23		75	53,250
7.500%	11/01/19		375	279,375
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec’d. Notes, 144A
7.500%	02/15/22	(a)	295	279,513
Peabody Energy Corp., Gtd. Notes
6.000%	11/15/18	(a)	330	299,475
6.250%	11/15/21	(a)	230	196,650
7.875%	11/01/26		70	59,500
Petrobras Global Finance BV (Brazil), Gtd. Notes
4.375%	05/20/23	(a)	6,637	5,708,351
5.625%	05/20/43		555	452,464
7.250%	03/17/44	(a)	1,581	1,561,238
Petrobras International Finance Co. (Brazil), Gtd. Notes
5.375%	01/27/21	(a)	2,031	1,881,864
Petroleos Mexicanos (Mexico), Gtd. Notes
5.500%	06/27/44		3,580	3,651,600
6.375%	01/23/45		1,807	2,046,428
6.500%	06/02/41		1,584	1,817,640
Phillips 66, Gtd. Notes
4.300%	04/01/22	(a)	316	333,598
Rice Energy, Inc., Gtd. Notes, 144A
6.250%	05/01/22		560	520,800
Rosetta Resources, Inc., Gtd. Notes
5.625%	05/01/21		210	192,171
5.875%	06/01/24	(a)	587	522,430
RSP Permian, Inc., Gtd. Notes, 144A
6.625%	10/01/22		315	292,950
Samson Investment Co., Gtd. Notes
9.750%	02/15/20		215	89,091
Sempra Energy, Sr. Unsec’d. Notes
2.300%	04/01/17		361	367,637
Teine Energy Ltd. (Canada), Sr. Unsec’d. Notes, 144A
6.875%	09/30/22		405	311,850
Transocean, Inc., Gtd. Notes
5.050%	12/15/16		136	136,651
Western Refining, Inc., Gtd. Notes
6.250%	04/01/21		360	351,000

				34,855,474

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Paper & Forest Products
Mercer International, Inc., Gtd. Notes, 144A
7.000%	12/01/19	(a)	100	$101,000
Sappi Papier Holding GmbH (South Africa), Sr. Sec’d. Notes, 144A
6.625%	04/15/21		730	748,250

				849,250

Pharmaceuticals — 0.1%
AbbVie, Inc., Sr. Unsec’d. Notes
1.750%	11/06/17		447	447,971
Actavis, Inc., Gtd. Notes
1.875%	10/01/17		169	168,345
Bayer US Finance LLC (Germany), Gtd. Notes, 144A
3.000%	10/08/21		405	408,293
3.375%	10/08/24	(a)	280	284,920
Express Scripts Holding Co., Gtd. Notes
4.750%	11/15/21	(a)	1,254	1,383,855
Medco Health Solutions, Inc., Gtd. Notes
4.125%	09/15/20		295	313,250
Perrigo Finance PLC, Gtd. Notes
3.500%	12/15/21		200	202,333
3.900%	12/15/24		261	265,774
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A
7.500%	07/15/21		465	502,200

				3,976,941

Pipelines — 0.4%
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes
4.875%	05/15/23		235	238,525
4.875%	03/15/24		55	55,825
5.875%	04/15/21		380	396,150
6.125%	07/15/22		445	472,813
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.125%	03/01/22		55	52,525
7.750%	04/01/19		300	307,500
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A
4.750%	09/30/21		1,094	1,086,224
5.350%	03/15/20		2,325	2,433,431
DCP Midstream Operating LP, Gtd. Notes
2.500%	12/01/17		194	193,777
2.700%	04/01/19		62	60,691
3.875%	03/15/23		232	222,009
5.600%	04/01/44	(a)	643	657,386
EL Paso Pipeline Partners Operating Co. LLC, Gtd. Notes
5.000%	10/01/21		129	135,673

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Enable Midstream Partners LP, Gtd. Notes, 144A
2.400%	05/15/19		221	$214,945
Sr. Unsec’d. Notes, 144A
3.900%	05/15/24		234	225,549
Enbridge Energy Partners LP, Sr. Unsec’d. Notes
4.200%	09/15/21		509	531,652
Gibson Energy, Inc. (Canada), Gtd. Notes, 144A
6.750%	07/15/21	(a)	185	184,537
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes
3.650%	06/01/22		1,000	1,005,404
SemGroup Corp., Gtd. Notes
7.500%	06/15/21		270	270,000
Southern Natural Gas Co./Southern Natural Issuing Corp., Gtd. Notes
4.400%	06/15/21		102	106,068
Spectra Energy Capital LLC, Gtd. Notes
3.300%	03/15/23		500	474,937
5.650%	03/01/20		350	388,836
Spectra Energy Partners LP, Sr. Unsec’d. Notes
2.950%	09/25/18		100	102,340
4.600%	06/15/21		75	81,182
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
6.875%	02/01/21		280	286,300
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes
6.125%	10/15/21		295	294,263
Gtd. Notes, 144A
5.500%	10/15/19		65	64,513
6.250%	10/15/22		70	69,825
Western Gas Partners LP, Sr. Unsec’d. Notes
5.375%	06/01/21		467	512,363
Williams Cos., Inc. (The), Sr. Unsec’d. Notes
3.700%	01/15/23		217	194,885
4.550%	06/24/24		2,358	2,192,895
Williams Partners LP, Sr. Unsec’d. Notes
4.125%	11/15/20		50	51,225
4.300%	03/04/24		463	462,149

				14,026,397

Real Estate Investment Trusts (REITs) — 0.9%
Alexandria Real Estate Equities, Inc., Gtd. Notes
2.750%	01/15/20		157	155,499
4.600%	04/01/22		94	99,984
AvalonBay Communities, Inc., Sr. Unsec’d. Notes
3.625%	10/01/20		255	265,223

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Sr. Unsec’d. Notes, MTN
4.200%	12/15/23		621	$656,023
BioMed Realty LP,
Gtd. Notes
2.625%	05/01/19		388	387,659
3.850%	04/15/16		529	546,278
4.250%	07/15/22		155	160,660
6.125%	04/15/20		540	615,237
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	(a)	785	814,890
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	02/15/23		427	430,628
4.100%	10/01/24		780	781,567
4.550%	10/01/29		780	788,738
4.950%	04/15/18		425	456,855
5.700%	05/01/17		264	284,480
Camden Property Trust,
Sr. Unsec’d. Notes
2.950%	12/15/22		161	157,047
DDR Corp.,
Sr. Unsec’d. Notes
4.625%	07/15/22		253	270,080
4.750%	04/15/18		700	747,738
9.625%	03/15/16		142	155,881
Digital Realty Trust LP,
Gtd. Notes
4.500%	07/15/15	(a)	100	100,949
5.250%	03/15/21	(a)	134	146,759
Duke Realty LP,
Gtd. Notes
3.625%	04/15/23		249	249,966
3.875%	10/15/22		411	423,245
4.375%	06/15/22		198	209,595
Sr. Unsec’d. Notes
3.750%	12/01/24		258	261,047
Equity Commonwealth,
Sr. Unsec’d. Notes
5.750%	11/01/15		42	42,609
Equity One, Inc.,
Gtd. Notes
3.750%	11/15/22		1,400	1,405,170
5.375%	10/15/15		39	40,206
ERP Operating LP,
Sr. Unsec’d. Notes
2.375%	07/01/19		480	477,948
3.000%	04/15/23		1,000	975,292
4.625%	12/15/21		1,610	1,761,356
Essex Portfolio LP,
Gtd. Notes
3.875%	05/01/24		457	465,093
Geo Group, Inc. (The),
Gtd. Notes
5.875%	01/15/22		395	404,875
Government Properties Income Trust,
Sr. Unsec’d. Notes
3.750%	08/15/19		770	781,664

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
HCP, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24	1,500	$1,523,726
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
2.250%	03/15/18	180	181,126
4.700%	09/15/17	76	81,658
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21	1,129	1,126,958
Highwoods Realty LP,
Sr. Unsec’d. Notes
3.200%	06/15/21	437	434,302
Lexington Realty Trust,
Gtd. Notes
4.400%	06/15/24	254	256,804
Liberty Property LP,
Sr. Unsec’d. Notes
3.375%	06/15/23	1,022	996,361
4.125%	06/15/22	169	175,190
4.750%	10/01/20	2,168	2,336,354
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
2.500%	12/15/17	311	312,242
3.150%	05/15/23	634	580,561
4.500%	04/18/22	908	914,311
Mid-America Apartments LP,
Sr. Unsec’d. Notes
4.300%	10/15/23	117	123,107
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.950%	04/01/24	210	218,534
Gtd. Notes, 144A
4.500%	01/15/25	254	251,409
Retail Opportunity Investments Partnership LP,
Gtd. Notes
4.000%	12/15/24	160	160,332
5.000%	12/15/23	114	123,575
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes
5.500%	02/01/21	535	556,400
Tanger Properties LP,
Sr. Unsec’d. Notes
3.750%	12/01/24	484	487,751
3.875%	12/01/23	272	278,459
6.125%	06/01/20	335	386,940
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.000%	04/30/19	168	177,792
Weingarten Realty Investors,
Sr. Unsec’d. Notes
3.375%	10/15/22	96	94,905

			27,299,038

Real Estate Management & Development — 0.1%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23	144	143,752

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Management & Development (continued)
CBRE Services, Inc.,
Gtd. Notes
5.000%	03/15/23		950	$970,805
5.250%	03/15/25		290	295,800
Post Apartment Homes LP,
Sr. Unsec’d. Notes
3.375%	12/01/22		80	78,830
Regency Centers LP,
Gtd. Notes
5.250%	08/01/15		167	171,133
WP Carey, Inc.,
Sr. Unsec’d. Notes
4.600%	04/01/24		1,267	1,330,350

				2,990,670

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
6.750%	03/01/19		260	244,400
7.000%	07/01/24		95	80,513
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	02/15/22		30	31,500
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
3.750%	06/01/18		115	115,000

				471,413

Software — 0.1%
Audatex North America, Inc.,
Gtd. Notes, 144A
6.000%	06/15/21		285	293,550
BMC Software Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/15/21		310	291,400
Boxer Parent Co., Inc.,
Sr. Unsec’d. Notes, 144A, PIK
9.000%	10/15/19	(a)	140	119,000
Infor Software Parent LLC/Infor Software Parent, Inc.,
Gtd. Notes, 144A, PIK
7.125%	05/01/21	(a)	430	421,400
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20		540	541,350

				1,666,700

Specialty Retail
Building Materials Holding Corp.,
Sr. Sec’d. Notes, 144A
9.000%	09/15/18		630	661,500

Technology Hardware, Storage & Peripherals
IHS, Inc.,
Gtd. Notes, 144A
5.000%	11/01/22		255	252,450

Tobacco — 0.2%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22		325	315,801
4.000%	01/31/24		362	377,414

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Tobacco (continued)
5.375%	01/31/44		620	$705,757
9.250%	08/06/19		181	232,629
9.700%	11/10/18		196	248,882
Reynolds American, Inc.,
Gtd. Notes
3.250%	11/01/22		940	915,599
4.750%	11/01/42	(a)	1,949	1,891,604
6.150%	09/15/43	(a)	229	265,565
6.750%	06/15/17		660	735,196
7.250%	06/15/37		610	783,535
Vector Group Ltd.,
Gtd. Notes
7.750%	02/15/21		625	657,813

				7,129,795

Transportation Infrastructure — 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	11/15/21		610	594,750
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.,
Gtd. Notes
8.125%	02/15/19		500	440,000
Sr. Sec’d. Notes, 144A
7.375%	01/15/22	(a)	445	407,175
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Uruguay),
Gtd. Notes, 144A
7.250%	05/01/22		85	84,150
XPO Logistics, Inc.,
Sr. Unsec’d. Notes, 144A
7.875%	09/01/19		115	120,175

				1,646,250

Wireless Telecommunication Services — 0.6%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A
6.750%	11/15/20	(a)	870	918,285
8.875%	01/01/20		320	348,000
Sr. Unsec’d. Notes
6.450%	03/15/29		965	921,575
6.500%	01/15/28		440	423,500
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.500%	01/15/22		200	195,500
7.875%	12/15/19		245	250,855
Altice Finco SA (Luxembourg),
Sr. Sec’d. Notes, 144A
9.875%	12/15/20		320	342,058
Altice SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.750%	05/15/22		1,380	1,382,587
AT&T, Inc.,
Sr. Unsec’d. Notes
5.550%	08/15/41	(a)	2,171	2,419,145
6.300%	01/15/38		300	362,978
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.150%	06/15/17		37	38,758
6.000%	04/01/17		92	97,750

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
6.150%	09/15/19		203	$219,240
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
7.125%	04/01/22		495	460,350
Digicel Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21		680	635,800
7.000%	02/15/20		400	395,600
8.250%	09/01/17		100	101,250
DigitalGlobe, Inc.,
Gtd. Notes, 144A(g)
5.250%	02/01/21	(a)	847	804,650
Embarq Corp.,
Sr. Unsec’d. Notes
7.082%	06/01/16		303	326,518
7.995%	06/01/36		1,475	1,648,313
FairPoint Communications, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	08/15/19		725	728,625
Level 3 Escrow II, Inc.,
Gtd. Notes, 144A
5.375%	08/15/22		280	281,400
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		1,155	1,016,400
8.750%	03/15/32		600	580,500
Sprint Communications, Inc.,
Gtd. Notes, 144A
9.000%	11/15/18		140	159,236
Sprint Corp.,
Gtd. Notes
7.875%	09/15/23		300	296,160
T-Mobile USA, Inc.,
Gtd. Notes
5.250%	09/01/18		155	160,813
6.000%	03/01/23	(a)	385	385,963
6.375%	03/01/25		145	147,320
6.464%	04/28/19	(a)	570	592,800
6.500%	01/15/24		220	225,500
6.625%	04/01/23		220	225,280
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A
7.375%	04/23/21		410	386,958
Sr. Sec’d. Notes, 144A
4.750%	07/15/20		620	579,700

				18,059,367

TOTAL CORPORATE BONDS (cost $319,776,169)				319,790,610

FOREIGN GOVERNMENT BONDS — 0.2%
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes, 144A
3.375%	09/26/16		580	581,972
4.000%	04/14/19	(a)	500	492,500
5.500%	07/12/20		1,000	1,031,150
5.750%	09/26/23		529	544,870

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
3.500%	01/21/21		2,422	$2,472,862

TOTAL FOREIGN GOVERNMENT BONDS (cost $5,111,257)				5,123,354

MUNICIPAL BONDS — 0.2%
Illinois — 0.2%
City of Chicago,
General Obligation Unlimited
5.432%	01/01/42		110	102,901
6.314%	01/01/44		3,090	3,259,363
7.781%	01/01/35		120	143,424
State of Illinois,
General Obligation Unlimited
1.840%	12/01/16		445	446,558
3.600%	12/01/19		385	388,769
4.350%	06/01/18		80	83,112
5.100%	06/01/33		1,310	1,307,210
5.365%	03/01/17		20	21,453
5.665%	03/01/18		330	362,594
5.877%	03/01/19		505	559,762
General Obligation Unlimited, BABs
6.630%	02/01/35		410	458,835
6.725%	04/01/35		450	502,970
7.350%	07/01/35		270	316,529

TOTAL MUNICIPAL BONDS (cost $7,816,015)				7,953,480

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.4%
Federal Home Loan Mortgage Corp.
3.000%	11/01/42-07/01/43		1,900	1,923,175
3.500%	04/01/42-11/01/44		8,543	8,896,027
4.000%	06/01/24-01/01/44		6,426	6,876,373
4.500%	05/01/39-03/01/44		2,800	3,054,657
5.000%	11/01/35-07/01/41		1,764	1,975,068
5.500%	03/01/34-07/01/35		297	335,681
6.500%	09/01/39		200	227,017
Federal National Mortgage Assoc.
1.750%	11/26/19	(a)	10,935	10,941,561
2.500%	01/01/28-08/01/43		5,195	5,253,116
2.500%	TBA		4,000	4,072,500
3.000%	09/01/42-01/01/44		24,769	25,093,495
3.000%	TBA		3,500	3,637,949
3.500%	10/01/25-08/01/43		10,656	11,143,760
3.500%	TBA		3,100	3,231,508
3.500%	TBA		2,000	2,112,813
4.000%	09/01/26-09/01/44		13,798	14,780,849
4.000%	TBA		1,800	1,916,135
4.000%	TBA		3,100	3,308,488
4.500%	12/01/23-06/01/44		9,343	10,166,128
4.500%	TBA		1,200	1,302,562
5.000%	06/01/41-10/01/41		538	595,184
5.000%	TBA		5,400	5,966,050
5.500%	01/01/23-09/01/41		6,145	6,865,992
6.000%	02/01/34-02/01/38		1,411	1,611,072
6.500%	07/01/32-08/01/36		2,110	2,405,969
Government National Mortgage Assoc.
3.000%	07/20/42-02/20/44		2,914	2,983,173

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	TBA		200	$204,525
3.500%	05/20/42-11/15/43		5,992	6,308,453
3.500%	TBA		6,500	6,822,969
4.000%	09/20/40-12/20/41		2,911	3,138,800
4.000%	TBA		10,900	11,686,716
4.500%	05/15/39-07/20/41		2,876	3,152,673
5.000%	07/15/39-06/15/41		1,095	1,215,515
5.500%	06/15/35		476	536,717

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $171,057,311)				173,742,670

U.S. TREASURY OBLIGATIONS — 8.1%
U.S. Treasury Bonds
2.125%	12/31/21		12,940	13,065,363
2.250%	11/15/24	(a)	8,990	9,050,404
3.000%	11/15/44		10,110	10,624,983
3.125%	08/15/44		10,534	11,340,504
4.500%	02/15/36		6,570	8,763,250
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/16-07/15/24		22,112	22,458,048
0.375%	07/15/23		2,641	2,664,192
0.625%	07/15/21-01/15/24		4,895	5,103,760
1.125%	01/15/21		2,061	2,324,039
1.250%	07/15/20		1,797	2,053,485
1.375%	07/15/18-01/15/20		2,061	2,376,138
1.625%	01/15/18		888	1,053,910
1.875%	07/15/19		944	1,126,744
2.000%	01/15/16		1,095	1,329,369
2.125%	01/15/19		835	992,313
2.375%	01/15/17		944	1,166,144
2.500%	07/15/16		1,091	1,337,205
2.625%	07/15/17		832	1,021,875
U.S. Treasury Notes
0.250%	07/31/15		21,620	21,635,199
0.625%	12/31/16		56,333	56,258,190
0.875%	10/15/17		28,353	28,244,465
1.000%	12/15/17	(a)	50,045	49,927,695
1.625%	12/31/19		6,600	6,590,206

TOTAL U.S. TREASURY OBLIGATIONS (cost $259,711,623)				260,507,481

TOTAL LONG-TERM INVESTMENTS (cost $2,942,639,915)				3,116,453,757

SHORT-TERM INVESTMENT — 10.7%		Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $345,786,931; includes $204,922,045 of cash collateral received for securities on loan)(b)(w)(Note 4)		345,786,931	$345,786,931

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 107.4% (cost $3,288,426,846)			3,462,240,688

Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (0.1)%
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Home Loan Mortgage Corp.
3.500%	TBA	1,000	(1,039,766)
Federal National Mortgage Assoc.
3.000%	TBA	2,900	(2,933,532)

TOTAL SECURITIES SOLD SHORT (proceeds received $3,978,375)			(3,973,298)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 107.3% (cost $3,284,448,471)			3,458,267,390
Liabilities in excess of other assets(x) — (7.3)%			(236,720,546)

NET ASSETS — 100.0%			$3,221,546,844

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $200,074,443; cash collateral of $204,922,045 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
320	Mini MSCI EAFE Index	Mar. 2015	$28,478,400	$28,126,400	$(352,000)
313	S&P 500 E-Mini	Mar. 2015	31,468,873	32,120,060	651,187

					$299,187

(1)	Cash of $2,719,800 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,502,870,522	$512,419,578	$—
Exchange Traded Funds	267,119,530	—	—
Preferred Stocks	—	5,702,575	—
Rights	35,563	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	8,674,388	—
Residential Mortgage-Backed Securities	—	1,619,274	—
Bank Loans	—	13,058,731	—
Commercial Mortgage-Backed Securities	—	37,836,001	—
Corporate Bonds	—	319,568,419	222,191
Foreign Government Bonds	—	5,123,354	—
Municipal Bonds	—	7,953,480	—
U.S. Government Agency Obligations	—	173,742,670	—
U.S. Treasury Obligations	—	260,507,481	—
Affiliated Money Market Mutual Fund	345,786,931	—	—
Short Sales – U.S. Government Agency Obligations	—	(3,973,298)	—
Other Financial Instruments*
Futures	299,187	—	—

Total	$2,116,111,733	$1,342,232,653	$222,191

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (6.4% represents investments purchased with collateral from securities on loan)	10.7%
Exchange Traded Funds	8.3
U.S. Treasury Obligations	8.1
Banks	7.7
U.S. Government Agency Obligations	5.4
Oil, Gas & Consumable Fuels	4.4
Pharmaceuticals	4.2
Media	3.0
Insurance	2.7
Software	2.6
Internet Software & Services	2.3
Electric Utilities	2.3
Machinery	1.9
Real Estate Investment Trusts (REITs)	1.9
Chemicals	1.8
Biotechnology	1.8
Beverages	1.7
Health Care Providers & Services	1.7
Diversified Telecommunication Services	1.6
Technology Hardware, Storage & Peripherals	1.5
Food & Staples Retailing	1.3
Capital Markets	1.3
Wireless Telecommunication Services	1.3
Food Products	1.3
Semiconductors & Semiconductor Equipment	1.2
Commercial Mortgage-Backed Securities	1.2
Diversified Financial Services	1.1
IT Services	1.1
Energy Equipment & Services	1.0
Specialty Retail	1.0
Real Estate Management & Development	1.0
Metals & Mining	1.0
Airlines	0.9
Multi-Utilities	0.9
Communications Equipment	0.9
Auto Components	0.9
Hotels, Restaurants & Leisure	0.9
Aerospace & Defense	0.8

Automobiles	0.8%
Household Durables	0.8
Road & Rail	0.8
Industrial Conglomerates	0.7
Tobacco	0.7
Textiles, Apparel & Luxury Goods	0.7
Consumer Finance	0.6
Health Care Equipment & Supplies	0.6
Electrical Equipment	0.6
Air Freight & Logistics	0.5
Personal Products	0.5
Commercial Services & Supplies	0.5
Electronic Equipment, Instruments & Components	0.4
Household Products	0.4
Pipelines	0.4
Trading Companies & Distributors	0.4
Life Sciences Tools & Services	0.3
Non-Residential Mortgage-Backed Securities	0.3
Construction Materials	0.3
Gas Utilities	0.3
Professional Services	0.2
Municipal Bonds	0.2
Containers & Packaging	0.2
Diversified Consumer Services	0.2
Building Products	0.2
Foreign Government Bonds	0.2
Construction & Engineering	0.2
Thrifts & Mortgage Finance	0.1
Transportation Infrastructure	0.1
Leisure Products	0.1
Entertainment & Leisure	0.1
Marine	0.1
Auto Parts & Equipment	0.1
Home Builders	0.1
U.S. Government Agency Obligations	(0.1)

107.3
Liabilities in excess of other assets	(7.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$35,563		—	$—
Equity contracts	Due from/to broker — variation margin futures	651,187	*	Due from/to broker — variation margin futures	352,000	*

Total		$686,750			$352,000

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$98,085	$26,570,902	$26,668,987

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Total
Equity contracts	$(1,662)	$(10,102,278)	$(10,103,940)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long positions was $177,873,155.

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $200,074,443:
Unaffiliated investments (cost $2,942,639,915)	$3,116,453,757
Affiliated investments (cost $345,786,931)	345,786,931
Cash	108,486
Foreign currency, at value (cost $53,262)	52,887
Deposit with broker	2,719,800
Receivable for investments sold	89,960,006
Dividends and interest receivable	8,053,659
Tax reclaim receivable	1,865,731
Receivable for fund share sold	893,789
Prepaid expenses	24,467

Total Assets	3,565,919,513

LIABILITIES:
Payable to broker for collateral for securities on loan	204,922,045
Payable for investments purchased	133,304,020
Securities sold short, at value (proceeds received $3,978,375)	3,973,298
Advisory fees payable	925,922
Due to broker—variation margin futures	551,495
Accrued expenses and other liabilities	373,119
Foreign capital gains tax liability accrued	151,948
Payable for fund share repurchased	116,226
Distribution fee payable	53,373
Foreign withholding taxes payable	862
Affiliated transfer agent fee payable	361

Total Liabilities	344,372,669

NET ASSETS	$3,221,546,844

Net assets were comprised of:
Paid-in capital	$2,522,231,462
Retained earnings	699,315,382

Net assets, December 31, 2014	$3,221,546,844

Net asset value and redemption price per share, $3,221,546,844 / 242,105,602 outstanding shares of beneficial interest	$13.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $1,504,161 foreign withholding tax)	$41,179,113
Interest income	22,357,125
Affiliated income from securities lending, net	703,946
Affiliated dividend income	434,690

64,674,874

EXPENSES
Advisory fees	24,654,906
Distribution fee	3,024,680
Custodian and accounting fees	894,000
Audit fee	46,000
Trustees’ fees	35,000
Insurance expenses	34,000
Commitment fee on syndicated credit agreement	21,000
Legal fees and expenses	16,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Loan interest expense	4,262
Miscellaneous	65,728

Total expenses	28,813,576
Less: advisory fee waivers and/or expense reimbursement	(491,758)

Net expenses	28,321,818

NET INVESTMENT INCOME	36,353,056

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(578,596))	189,157,339
Futures transactions	26,570,902
Short sales transactions	19,902
Foreign currency transactions	(182,861)

215,565,282

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $143,655)	(73,164,197)
Futures	(10,102,278)
Short sales	(947)
Foreign currencies	(227,436)

(83,494,858)

NET GAIN ON INVESTMENTS	132,070,424

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$168,423,480

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$36,353,056	$17,874,245
Net realized gain on investment and foreign currency transactions	215,565,282	212,227,587
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(83,494,858)	178,239,094

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	168,423,480	408,340,926

FUND SHARE TRANSACTIONS:
Fund share sold [23,642,557 and 62,600,066 shares, respectively]	304,708,750	712,756,244
Fund share repurchased [5,827,752 and 9,156,448 shares, respectively]	(74,456,049)	(102,616,570)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	230,252,701	610,139,674

TOTAL INCREASE IN NET ASSETS	398,676,181	1,018,480,600
NET ASSETS:
Beginning of year	2,822,870,663	1,804,390,063

End of year	$3,221,546,844	$2,822,870,663

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 82.8%
COMMON STOCKS — 68.1%	Shares	Value (Note 2)
Aerospace & Defense — 1.2%
B/E Aerospace, Inc.*	150,626	$8,739,321
BAE Systems PLC (United Kingdom)	1,119,286	8,185,574
Boeing Co. (The)	30,000	3,899,400
Huntington Ingalls Industries, Inc.	162,373	18,260,468
KLX, Inc.*	75,313	3,106,661
Lockheed Martin Corp.	70,000	13,479,900
Raytheon Co.	79,920	8,644,946
United Technologies Corp.	18,000	2,070,000

		66,386,270

Air Freight & Logistics — 0.5%
CEVA Holdings LLC*	79	60,837
TNT Express NV (Netherlands)	2,018,850	13,458,514
United Parcel Service, Inc. (Class B Stock)	107,690	11,971,897

		25,491,248

Airlines — 0.8%
Deutsche Lufthansa AG (Germany)	1,632,440	27,051,171
International Consolidated Airlines Group (United Kingdom)*	2,197,553	16,543,354

		43,594,525

Auto Components — 0.4%
Cie Generale des Etablissements Michelin (France)	233,213	21,051,423

Automobiles — 1.4%
Ford Motor Co.	500,000	7,750,000
General Motors Co.	1,072,750	37,449,703
Nissan Motor Co. Ltd. (Japan)	1,967,200	17,157,465
Toyota Motor Corp. (Japan)	253,200	15,778,764

		78,135,932

Banks — 6.8%
Bangkok Bank PCL (Thailand), NVDR	811,800	4,768,196
Barclays PLC (United Kingdom)	2,279,980	8,571,218
BNP Paribas SA (France)	342,793	20,236,521
CIT Group, Inc.	209,786	10,034,064
Citigroup, Inc.	1,062,606	57,497,611
Citizens Financial Group, Inc.(a)	225,166	5,597,627
Columbia Banking System, Inc.	50,035	1,381,466
Commerzbank AG (Germany)*	485,130	6,363,271
Commonwealth Bank of Australia (Australia)	2,500	173,697
Credit Agricole SA (France)	1,452,564	18,750,506
DBS Group Holdings Ltd. (Singapore)	574,000	8,886,282
Guaranty Bancorp	48,080	694,275
HSBC Holdings PLC (United Kingdom) (XHKG)	2,344,960	22,298,137
HSBC Holdings PLC (United Kingdom) (XLON)	693,543	6,553,827
ING Groep NV (Netherlands), CVA*	1,888,294	24,396,187
JPMorgan Chase & Co.	876,475	54,849,805
KB Financial Group, Inc. (South Korea)*	571,854	18,696,222
PNC Financial Services Group, Inc. (The)	362,846	33,102,441
Royal Bank of Canada (Canada)	110,200	7,610,990
Societe Generale SA (France)	60,717	2,541,024
State Bank Financial Corp.	80,800	1,614,384
SunTrust Banks, Inc.	604,359	25,322,642
UniCredit SpA (Italy)	2,362,157	15,131,102

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Wells Fargo & Co.	426,670	$23,390,049

		378,461,544

Beverages — 0.6%
Coca-Cola Enterprises, Inc.	54,039	2,389,605
PepsiCo, Inc.	329,874	31,192,885

		33,582,490

Biotechnology — 0.7%
Amgen, Inc.	211,880	33,750,365
Gilead Sciences, Inc.*	49,540	4,669,640

		38,420,005

Capital Markets — 1.0%
Credit Suisse Group AG (Switzerland)*	969,787	24,362,262
Morgan Stanley	754,870	29,288,956

		53,651,218

Chemicals — 1.7%
Agrium, Inc. (Canada)	135,000	12,787,200
Akzo Nobel NV (Netherlands)	321,820	22,266,799
BASF SE (Germany)	70,000	5,871,680
Dow Chemical Co. (The)	413,380	18,854,262
E.I. du Pont de Nemours & Co.	252,900	18,699,426
LyondellBasell Industries NV (Class A Stock)	120,000	9,526,800
Mosaic Co. (The)	120,000	5,478,000

		93,484,167

Commercial Services & Supplies — 0.4%
Republic Services, Inc.	197,890	7,965,073
Serco Group PLC (United Kingdom)	2,129,610	5,333,983
Waste Management, Inc.	198,390	10,181,375

		23,480,431

Communications Equipment — 1.3%
Cisco Systems, Inc.	1,981,800	55,123,767
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	1,168,049	14,142,861

		69,266,628

Construction & Engineering — 0.2%
FLSmidth & Co. A/S (Denmark)(a)	204,670	8,972,989

Construction Materials — 0.4%
CRH PLC (Ireland)	883,570	21,245,916

Consumer Finance — 0.2%
Ally Financial, Inc.*	326,300	7,707,206
Capital One Financial Corp.	55,990	4,621,975

		12,329,181

Containers & Packaging — 0.3%
MeadWestvaco Corp.	355,088	15,762,356

Diversified Financial Services — 0.2%
Lehman Brothers Holdings, Inc.*	45,356,002	11,339,001

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	635,740	21,354,507
CenturyLink, Inc.	100,000	3,958,000
China Telecom Corp. Ltd. (China), ADR(a)	167,315	9,823,064
Koninklijke KPN NV (Netherlands)	3,305,240	10,435,825
Singapore Telecommunications Ltd. (Singapore)	4,785,000	14,045,435

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Telefonica SA (Spain)	1,358,141	$19,499,592
Telstra Corp. Ltd. (Australia)	853,669	4,144,416
Verizon Communications, Inc.	538,049	25,169,932
Vivendi SA (France)*	293,816	7,313,254

		115,744,025

Electric Utilities — 2.4%
American Electric Power Co., Inc.	150,000	9,108,000
Duke Energy Corp.	243,980	20,382,089
Entergy Corp.	131,900	11,538,612
Exelon Corp.	624,150	23,143,482
FirstEnergy Corp.	192,670	7,512,203
HK Electric Investments (Hong Kong), 144A	1,563,600	1,032,677
NextEra Energy, Inc.	188,900	20,078,181
Pinnacle West Capital Corp.	44,800	3,060,288
PPL Corp.	179,600	6,524,868
Southern Co. (The)	500,000	24,555,000
Xcel Energy, Inc.	236,360	8,490,051

		135,425,451

Electrical Equipment
Dongfang Electric Corp. Ltd. (China) (Class H Stock)	1,392,754	2,550,789

Energy Equipment & Services — 1.1%
Baker Hughes, Inc.	444,838	24,942,066
Ensco PLC (Class A Stock)	53,992	1,617,060
Halliburton Co.	50,000	1,966,500
Noble Corp. PLC(a)	888,390	14,720,622
Paragon Offshore PLC(a)	203,276	563,074
Saipem SpA (Italy)*(a)	144,557	1,515,345
Schlumberger Ltd.	60,000	5,124,600
Technip SA (France)	57,650	3,434,077
Transocean Ltd.(a)	326,948	5,992,957

		59,876,301

Food & Staples Retailing — 1.9%
CVS Health Corp.	339,834	32,729,412
Kroger Co. (The)	375,748	24,126,779
Metro AG (Germany)*	532,340	16,272,456
Tesco PLC (United Kingdom)	4,763,085	13,887,756
Walgreens Boots Alliance, Inc.	248,138	18,908,116

		105,924,519

Gas Utilities — 0.1%
AGL Resources, Inc.	64,268	3,503,249

Health Care Equipment & Supplies — 2.0%
Getinge AB (Sweden) (Class B Stock)	805,380	18,340,419
Medtronic, Inc.	1,034,635	74,700,647
Stryker Corp.	193,160	18,220,783

		111,261,849

Health Care Providers & Services — 0.3%
Cigna Corp.	184,781	19,015,813

Hotels, Restaurants & Leisure
Las Vegas Sands Corp.	50,000	2,908,000

Household Products
Energizer Holdings, Inc.	19,720	2,535,203

Independent Power & Renewable Electricity Producers — 0.2%
Dynegy, Inc.*	2,357	71,535

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
NRG Energy, Inc.	459,403	$12,380,911

		12,452,446

Industrial Conglomerates — 0.9%
General Electric Co.	977,000	24,688,790
Koninklijke Philips NV (Netherlands)	375,153	10,874,214
Siemens AG (Germany)	136,354	15,299,484

		50,862,488

Insurance — 4.2%
ACE Ltd.	200,941	23,084,102
Alleghany Corp.*	39,242	18,188,667
Allstate Corp. (The)	241,679	16,977,950
American International Group, Inc.	1,063,806	59,583,774
Aviva PLC (United Kingdom)	2,377,775	17,865,166
AXA SA (France)	624,712	14,395,299
MetLife, Inc.	469,061	25,371,510
Muenchener Rueckversicherungs AG (Germany)	32,996	6,570,759
NN Group NV (Netherlands)*(a)	253,200	7,558,923
Swiss Re AG (Switzerland)*	151,536	12,694,432
White Mountains Insurance Group Ltd.	26,300	16,571,893
Zurich Insurance Group AG (Switzerland)*	36,464	11,395,086

		230,257,561

IT Services — 0.4%
Xerox Corp.	1,647,940	22,840,448

Life Sciences Tools & Services — 0.1%
QIAGEN NV*	342,900	7,987,211

Machinery — 0.8%
Caterpillar, Inc.	98,406	9,007,101
CNH Industrial NV (United Kingdom)	1,078,136	8,727,619
Deere & Co.	86,100	7,617,267
Federal Signal Corp.	173,700	2,681,928
Navistar International Corp.*(a)	439,520	14,715,130

		42,749,045

Marine — 0.4%
AP Moller-Maersk A/S (Denmark) (Class B Stock)	10,715	21,311,620

Media — 3.9%
CBS Corp. (Class B Stock)	349,059	19,316,925
Cengage Learning*	87,122	1,960,245
Comcast Corp. (Special Class A Stock)(a)	735,030	42,312,002
Dex Media, Inc.*(a)	69,600	624,312
News Corp. (Class A Stock)*	265,862	4,171,375
Reed Elsevier PLC (United Kingdom)	1,339,138	22,875,172
Sky PLC (United Kingdom)	678,081	9,463,538
Time Warner Cable, Inc.	188,681	28,690,833
Time Warner, Inc.	148,710	12,702,808
Tribune Media Co. (Class A Stock)*	29,234	1,747,316
Tribune Media Co. (Class B Stock)*	21,221	1,288,115
Tribune Publishing Co.	30,468	697,717
Twenty-First Century Fox, Inc. (Class A Stock)	570,580	21,913,125
Twenty-First Century Fox, Inc. (Class B Stock)	904,713	33,374,863
Walt Disney Co. (The)	129,550	12,202,315

		213,340,661

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining — 2.5%
Anglo American PLC (United Kingdom)	239,414	$4,430,234
Barrick Gold Corp. (Canada)(a)	438,720	4,716,240
BHP Billiton PLC (Australia)	640,208	13,720,546
Freeport-McMoRan, Inc.	1,521,068	35,532,149
Goldcorp, Inc. (Canada)	321,320	5,950,846
MMC Norilsk Nickel OJSC (Russia), ADR	976,789	13,499,322
POSCO (South Korea)	68,819	17,335,150
Rio Tinto PLC (United Kingdom), ADR(a)	617,122	28,424,639
ThyssenKrupp AG (Germany)*	472,292	12,031,120

		135,640,246

Multiline Retail — 0.8%
Kohl’s Corp.	124,322	7,588,615
Target Corp.	479,510	36,399,604

		43,988,219

Multi-Utilities — 1.1%
Dominion Resources, Inc.	243,280	18,708,232
PG&E Corp.	408,783	21,763,607
Public Service Enterprise Group, Inc.	245,150	10,151,661
Sempra Energy	55,840	6,218,342
TECO Energy, Inc.	205,800	4,216,842

		61,058,684

Oil, Gas & Consumable Fuels — 7.3%
Anadarko Petroleum Corp.	91,800	7,573,500
Apache Corp.	306,552	19,211,614
BG Group PLC (United Kingdom)	613,745	8,212,970
BP PLC (United Kingdom)	3,453,616	21,922,129
BP PLC (United Kingdom), ADR	650,000	24,778,000
Canadian Oil Sands Ltd. (Canada)	412,600	3,700,544
Chevron Corp.	297,760	33,402,717
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	4,454,500	13,144,838
CONSOL Energy, Inc.	255,177	8,627,534
Devon Energy Corp.	215,000	13,160,150
Eni SpA (Italy)	843,819	14,780,787
Exxon Mobil Corp.	108,110	9,994,769
Galp Energia, SGPS SA (Portugal) (Class B Stock)	1,244,010	12,632,963
HollyFrontier Corp.	116,500	4,366,420
Kunlun Energy Co. Ltd. (China)	14,906,700	14,068,104
Marathon Oil Corp.	629,213	17,800,436
Murphy Oil Corp.(a)	164,926	8,332,062
Occidental Petroleum Corp.	40,000	3,224,400
Royal Dutch Shell PLC (Netherlands), ADR .	509,891	34,137,202
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	780,999	26,030,107
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	320,108	11,060,092
SandRidge Energy, Inc.*	18,400	1,018,900
Spectra Energy Corp.	333,140	12,092,982
Talisman Energy, Inc. (Canada) (NYSE)	864,123	6,766,083
Talisman Energy, Inc. (Canada) (TSX)	4,199,850	32,896,053
Total SA (France)	401,677	20,578,777
Total SA (France), ADR	253,315	12,969,728
Williams Cos., Inc. (The)	172,090	7,733,725

		404,217,586

Paper & Forest Products — 0.4%
International Paper Co.	402,522	21,567,129

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products — 0.1%
Avon Products, Inc.	783,323	$7,355,403

Pharmaceuticals — 6.8%
Actavis PLC*	56,087	14,437,355
Eli Lilly & Co.	495,413	34,178,543
GlaxoSmithKline PLC (United Kingdom)	1,108,153	23,773,913
Hospira, Inc.*	272,706	16,703,243
Johnson & Johnson	102,860	10,756,070
Merck & Co., Inc.	1,405,549	79,821,127
Merck KGaA (Germany)	165,720	15,595,682
Pfizer, Inc.	1,446,760	45,066,574
Roche Holding AG (Switzerland)	123,116	33,357,322
Sanofi (France)	240,580	21,933,849
Sanofi (France), ADR	141,708	6,463,302
Teva Pharmaceutical Industries Ltd. (Israel), ADR	1,274,401	73,290,801

		375,377,781

Professional Services
Hays PLC (United Kingdom)	1,283	2,887

Real Estate Investment Trusts (REITs) — 0.1%
Alexander’s, Inc.	9,200	4,022,056

Real Estate Management & Development
Forestar Group, Inc.*	37,032	570,293

Semiconductors & Semiconductor Equipment — 0.5%
Intel Corp.	512,700	18,605,883
Texas Instruments, Inc.	148,710	7,950,780
Xilinx, Inc.	92,860	4,019,909

		30,576,572

Software — 2.8%
CA, Inc.	296,407	9,025,593
Microsoft Corp.	2,361,319	109,683,268
SAP SE (Germany)	80,441	5,617,079
Symantec Corp.	1,089,700	27,956,253

		152,282,193

Specialty Retail — 0.7%
Best Buy Co., Inc.	317,920	12,392,522
Kingfisher PLC (United Kingdom)	4,668,763	24,679,783

		37,072,305

Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	522,933	57,721,344
Hewlett-Packard Co.	1,150,053	46,151,627
Konica Minolta, Inc. (Japan)	1,115,000	12,149,070
Samsung Electronics Co. Ltd. (South Korea)	50,755	61,019,920

		177,041,961

Tobacco — 1.8%
Altria Group, Inc.	423,727	20,877,029
British American Tobacco PLC (United Kingdom)	501,896	27,198,272
Imperial Tobacco Group PLC (United Kingdom)	390,180	17,175,557
Lorillard, Inc.	389,653	24,524,760
Philip Morris International, Inc.	100,218	8,162,756

		97,938,374

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 1.1%
Mobile Telesystems OJSC (Russia), ADR	67,587	$485,275
Turkcell Iletisim Hizmetleri A/S (Turkey), ADR*(a)	1,412,092	21,350,831
Vodafone Group PLC (United Kingdom)	11,026,822	37,806,944

		59,643,050

TOTAL COMMON STOCKS (cost $3,251,822,705)		3,763,556,742

PREFERRED STOCKS — 2.2%
Air Freight & Logistics
CEVA Holdings LLC, Series A2 (PRFC)	170	131,696

Automobiles — 0.3%
Fiat Chrysler Automobiles NV (United Kingdom), 7.875%	30,000	3,210,000
Volkswagen AG (Germany) (PRFC)	48,745	10,833,865

		14,043,865

Banks — 0.6%
Bank of America Corp., Series L, CVT, 7.250%	12,300	14,304,531
Bank of America Corp., 144A, 6.000%	485,000	8,624,755
Wells Fargo & Co., Series L, CVT, 7.500%	8,000	9,699,960

		32,629,246

Diversified Financial Services
Morgan Stanley, Series I, 0.040%	100,000	2,531,000

Electric Utilities
NextEra Energy, Inc., CVT, 5.599%	5,000	342,750
NextEra Energy, Inc., CVT, 5.889%	12,600	843,444

		1,186,194

Food & Staples Retailing — 0.1%
Whole Foods Market, Inc., 144A, 7.000%	105,000	4,614,750

Metals & Mining — 0.2%
Alcoa, Inc., Series 1, CVT, 5.375%	200,000	10,090,000
ArcelorMittal SA (Luxembourg), Series MTUS, CVT, 6.000%	120,000	2,076,000

		12,166,000

Multi-Utilities — 0.1%
Dominion Resources, Inc., CVT, 6.375%	69,500	3,614,695
Dominion Resources, Inc., Series A, CVT, 6.125%	32,000	1,920,320
Dominion Resources, Inc., Series B, CVT, 6.000%	32,000	1,923,840

		7,458,855

Oil, Gas & Consumable Fuels — 0.5%
Anadarko Petroleum Corp., 144A, 7.000%	75,000	6,350,250
Baker Hughes, Inc. (Swaziland), 144A, 6.000%	50,000	2,716,500
Chesapeake Energy Corp., CVT, 144A, 5.750%(a)	5,000	5,131,250
Halcon Resources Corp., Series A, CVT, 5.750%	5,000	2,000,000
Peabody Energy Corp. (United Kingdom), 144A, 10.000%	300,000	2,485,200
Petroleo Brasileiro SA (Brazil) (PRFC), ADR	1,276,026	9,672,277

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Sanchez Energy Corp., Series A, CVT, 4.875%	10,000	$285,000

		28,640,477

Real Estate Investment Trusts (REITs)
FelCor Lodging Trust, Inc., Series A, CVT, 1.950%	52,675	1,345,319

Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Ltd., 144A, 7.000%	205,000	4,643,250
Intel Corp., 144A, 6.500%	258,000	9,151,260

		13,794,510

Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp., Series Z, 8.375%*	204,025	805,899
Federal National Mortgage Association, CVT, 5.375%*(a)	75	918,750
Federal National Mortgage Association, Series Q, 6.750%*	61,050	182,539
Federal National Mortgage Association, Series R, 7.625%*	105,350	357,137
Federal National Mortgage Association, Series S, 8.250%*(a)	112,125	433,924

		2,698,249

TOTAL PREFERRED STOCKS (cost $131,766,928)		121,240,161

	Units
WARRANTS* — 0.1%
Independent Power & Renewable Electricity Producers
Dynegy, Inc., expiring 10/02/17	36,800	148,304

Media — 0.1%
Tribune Co., expiring 12/31/32	66,047	3,965,132

TOTAL WARRANTS (cost $2,880,276)		4,113,436

Interest Rate	Maturity Date	Principal Amount (000)#
BANK LOANS(c) — 1.9%
Automobile Manufacturers
Navistar, Inc.,
Tranche Term Loan B
5.750%	08/15/17	276	274,337

Diversified Telecommunication Services — 0.1%
Avaya, Inc.,
Term Loan B-3
4.670%	10/26/17	6,073	5,816,556
Term Loan B-6
6.500%	03/31/18	1,481	1,458,701

			7,275,257

Electric Utilities — 0.4%
Fieldwood Energy LLC,
Closing Date Loan (Second Lien)
8.375%	09/30/20	6,500	4,719,000

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Electric Utilities (continued)
Texas Competitive Electric Holdings Co. LLC,
2017 Term Loan (Extending)
4.648%	10/10/17	24,500	$15,741,250

			20,460,250

Food & Staples Retailing — 0.1%
US Foods, Inc.,
Incremental Term Loan
4.500%	03/31/19	4,925	4,890,525

Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Inc.,
Term Loan B-5
5.985%	03/01/17	1,015	883,671
Term Loan B-6
6.985%	03/01/17	4,842	4,248,598
Term Loan B-7
9.750%	01/12/18	3,510	3,082,096

			8,214,365

IT Services — 0.1%
First Data Corp.,
Term Loan C1
3.667%	03/24/18	5,000	4,889,065

Media — 0.5%
Cengage Learning Acquisitions, Inc.,
Term Loan
7.000%	03/31/20	547	540,373
iHeartCommunications, Inc.,
Tranche Term Loan B
3.819%	01/29/16	86	84,354
Tranche Term Loan D
6.919%	01/30/19	22,606	21,263,766
Tranche Term Loan E
7.669%	07/31/19	5,662	5,402,862

			27,291,355

Metals & Mining — 0.1%
Walter Energy, Inc.,
Term Loan B
7.250%	04/01/18	4,144	3,188,195

Multiline Retail — 0.1%
J.C. Penney Co.,
Term Loan
6.000%	05/22/18	7,550	7,408,472

Oil, Gas & Consumable Fuels — 0.2%
Drillships Financing Holding, Inc.,
Tranche Term Loan B-1
6.000%	03/31/21	7,443	5,880,339
NGPL PipeCo LLC,
Term Loan
6.750%	09/15/17	230	221,784
Quicksilver Resources, Inc.,
Term Loan (Second Lien)
7.000%	06/21/19	10,000	7,500,000

			13,602,123

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Specialty Retail — 0.1%
Toys R US-Delaware, Inc.,
FILO Term Loan
8.250%	10/24/19		942	$912,563
Term Loan B-4
9.750%	04/24/20		7,971	7,253,735

				8,166,298

TOTAL BANK LOANS (cost $115,735,235)				105,660,242

CONVERTIBLE BONDS — 0.4%
Automobiles — 0.2%
Volkswagen International Finance NV (Germany),
Gtd. Notes, 144A
5.500%	11/09/15		7,500	10,037,391

Oil, Gas & Consumable Fuels — 0.2%
American Energy-Permian Basin LLC,
Jr. Sub. Notes, PIK, 144A
8.000%	05/01/22		1,000	850,000
Anadarko Petroleum Corp. (United Kingdom),
Sr. Unsec’d. Notes, 144A
6.000%	09/02/15		7,500	6,364,500
Cobalt International Energy, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/24	(a)	10,000	6,718,750

				13,933,250

TOTAL CONVERTIBLE BONDS (cost $28,523,900)				23,970,641

CORPORATE BONDS — 10.0%
Aerospace & Defense — 0.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.125%	01/15/23	(a)	5,600	5,712,000
TransDigm, Inc.,
Gtd. Notes
6.000%	07/15/22		1,300	1,296,750
6.500%	07/15/24	(a)	1,300	1,306,500

				8,315,250

Air Freight & Logistics
CEVA Group PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
4.000%	05/01/18		325	282,750

Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
6.500%	03/01/21		6,300	6,678,000

Automobiles — 0.1%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.250%	06/15/21		3,600	3,987,000

Banks — 0.5%
Citigroup, Inc.,
Jr. Sub. Notes
5.900%(c)	12/29/49		2,500	2,437,500
6.300%(c)	12/29/49		9,100	8,963,500

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.000%(c)	12/29/49		5,000	$4,892,185
5.150%(c)	12/29/49	(a)	3,500	3,297,000
Stena International SA (Sweden),
Sr. Sec’d. Notes, 144A
5.750%	03/01/24	(a)	2,300	2,162,000
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(c)	12/29/49		3,100	3,123,250

				24,875,435

Building Products — 0.3%
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
6.000%	04/01/24		3,000	2,925,000
9.375%	10/12/22		3,600	4,014,000
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.875%	03/25/19	(a)	2,000	2,030,000
9.000%	01/11/18		138	142,140
9.500%	06/15/18	(a)	5,000	5,450,000

				14,561,140

Chemicals
INEOS Group Holdings SA (Luxembourg),
Gtd. Notes, 144A
5.875%	02/15/19	(a)	800	758,000

Commercial Services & Supplies — 0.4%
Abengoa Greenfield SA (Spain),
Gtd. Notes, 144A
6.500%	10/01/19	(a)	2,500	2,137,500
ADT Corp. (The),
Sr. Unsec’d. Notes
4.125%	06/15/23	(a)	2,500	2,262,500
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
9.500%	06/15/18	(a)	5,000	5,175,000
Algeco Scotsman Global Finance PLC (United Kingdom),
Gtd. Notes, 144A
10.750%	10/15/19	(a)	5,000	4,300,000
Sr. Sec’d. Notes, 144A
8.500%	10/15/18	(a)	4,900	4,728,500
Jaguar Holding Co. I,
Sr. Unsec’d. Notes, PIK, 144A
9.375%	10/15/17		3,000	3,066,000

				21,669,500

Communications Equipment — 0.1%
CommScope Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
6.625%	06/01/20	(a)	4,500	4,635,000
CommScope, Inc.,
Gtd. Notes, 144A
5.500%	06/15/24		3,000	2,955,000

				7,590,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Consumer Finance — 0.1%
Onemain Financial Holdings, Inc.,
Gtd. Notes, 144A
6.750%	12/15/19		2,500	$2,550,000
7.250%	12/15/21	(a)	2,500	2,562,500

				5,112,500

Containers & Packaging — 0.1%
BWAY Holding Co.,
Sr. Unsec’d. Notes, 144A
9.125%	08/15/21		3,000	3,000,000
Crown Americas LLC/Crown Americas Capital Corp IV,
Gtd. Notes
4.500%	01/15/23		5,000	4,850,000

				7,850,000

Distributors — 0.1%
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20		5,000	5,237,500

Diversified Financial Services
NRG Yield Operating LLC,
Gtd. Notes, 144A
5.375%	08/15/24	(a)	1,700	1,725,500

Diversified Telecommunication Services — 0.3%
Avaya, Inc.,
Sec’d. Notes, 144A
10.500%	03/01/21		13,532	11,569,860
Sr. Sec’d. Notes, 144A
7.000%	04/01/19		4,075	3,973,125
CenturyLink, Inc.,
Sr. Unsec’d. Notes
6.750%	12/01/23	(a)	1,200	1,314,000

				16,856,985

Electric Utilities — 0.2%
InterGen NV (Netherlands),
Sr. Sec’d. Notes, 144A
7.000%	06/30/23		5,000	4,750,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Sr. Sec’d. Notes, 144A(i)
11.500%	10/01/20		8,565	6,059,737

				10,809,737

Electrical Equipment — 0.1%
Belden, Inc.,
Gtd. Notes, 144A
5.500%	09/01/22		5,000	4,962,500

Energy Equipment & Services — 0.3%
Dynegy Finance I, Inc./Dynegy Finance II, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/19		10,000	10,175,000
7.375%	11/01/22		5,000	5,087,500
Transocean, Inc.,
Gtd. Notes
6.500%	11/15/20	(a)	2,500	2,357,420

				17,619,920

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Food Products — 0.3%
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
7.250%	06/01/21		5,600	$5,768,000
8.250%	02/01/20		150	157,875
US Foods, Inc.,
Gtd. Notes
8.500%	06/30/19	(a)	7,500	7,950,000
WhiteWave Foods Co. (The),
Gtd. Notes
5.375%	10/01/22	(a)	3,100	3,193,000

				17,068,875

Health Care Equipment & Supplies — 0.1%
Alere, Inc.,
Gtd. Notes
6.500%	06/15/20		3,300	3,316,500

Health Care Providers & Services — 0.5%
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)	1,800	1,906,875
Sr. Sec’d. Notes
5.125%	08/01/21		600	622,500
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.125%	07/15/24		2,500	2,550,000
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23	(a)	6,000	6,322,500
Sr. Sec’d. Notes
5.000%	03/15/24	(a)	7,300	7,500,750
5.250%	04/15/25		2,000	2,090,000
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes
8.125%	04/01/22	(a)	4,100	4,581,750

				25,574,375

Hotels, Restaurants & Leisure — 0.1%
1011778 B.C. ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
6.000%	04/01/22	(a)	4,000	4,100,000
MGM Resorts International,
Gtd. Notes
5.250%	03/31/20	(a)	2,000	1,985,000
Stena AB (Sweden),
Sr. Unsec’d. Notes, 144A
7.000%	02/01/24	(a)	700	640,500

				6,725,500

Household Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes
5.750%	10/15/20	(a)	5,500	5,637,500

Independent Power & Renewable Electricity Producers — 0.3%
AES Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/24	(a)	2,500	2,537,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Independent Power & Renewable Electricity Producers (continued)
Calpine Corp.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/22	(a)	3,200	$3,408,000
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	5,000	5,050,000
5.750%	01/15/25	(a)	5,000	5,062,500
W&T Offshore, Inc.,
Gtd. Notes
8.500%	06/15/19		3,000	1,965,000

				18,022,500

Industrial Conglomerates — 0.1%
HD Supply, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	12/15/21		2,500	2,543,750

IT Services — 0.5%
First Data Corp.,
Gtd. Notes
10.625%	06/15/21	(a)	3,222	3,648,915
11.750%	08/15/21		2,799	3,211,853
12.625%	01/15/21		6,100	7,243,750
Sec’d. Notes, 144A
8.250%	01/15/21		11,050	11,823,500

				25,928,018

Machinery
Navistar International Corp.,
Gtd. Notes
8.250%	11/01/21	(a)	1,800	1,775,250

Media — 1.3%
Altice SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.750%	05/15/22		1,000	1,001,875
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.,
Gtd. Notes, 144A
5.250%	02/15/22	(a)	200	201,500
5.625%	02/15/24		400	402,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.750%	01/15/24		15,000	15,150,000
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	(a)	7,300	7,062,750
5.875%	07/15/22	(a)	6,800	6,970,000
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19	(a)	16,522	16,274,170
9.000%	03/01/21	(a)	6,500	6,370,000
Sr. Sec’d. Notes, 144A
9.000%	09/15/22	(a)	3,700	3,626,000
Numericable-SFR (France),
Sr. Sec’d. Notes, 144A
6.000%	05/15/22		4,000	4,022,000
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
6.000%	07/15/24	(a)	2,000	2,050,000
Tribune Co./Class C1 Litigation Trust,(g)(i)
5.896%(s)	12/31/49		98	—

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23		5,000	$5,050,000
Visant Corp.,
Gtd. Notes
10.000%	10/01/17		3,619	3,139,483

				71,319,778

Metals & Mining — 0.2%
AngloGold Ashanti Holdings PLC (South Africa),
Gtd. Notes
8.500%	07/30/20	(a)	2,000	2,100,000
Arch Coal, Inc.,
Gtd. Notes
7.250%	06/15/21		5,400	1,572,750
Consolidated Minerals Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
8.000%	05/15/20	(a)	1,000	744,500
HudBay Minerals, Inc. (Canada),
Gtd. Notes
9.500%	10/01/20	(a)	3,000	2,910,000
Walter Energy, Inc.,
Gtd. Notes
9.875%	12/15/20		5,000	1,000,000
Sec’d. Notes, PIK, 144A
11.000%	04/01/20		1,954	635,050
Sr. Sec’d. Notes, 144A
9.500%	10/15/19	(a)	4,306	3,272,560

				12,234,860

Oil, Gas & Consumable Fuels — 2.4%
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	05/15/23		5,000	5,075,000
Alpha Natural Resources, Inc.,
Gtd. Notes
6.000%	06/01/19	(a)	5,000	1,550,000
6.250%	06/01/21	(a)	200	56,000
American Energy - Woodford LLC/AEW Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	09/15/22	(a)	2,500	1,600,000
Antero Resources Finance Corp.,
Gtd. Notes
5.375%	11/01/21		1,900	1,838,250
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22	(a)	5,200	4,186,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
7.875%	04/15/22		2,000	1,545,000
California Resources Corp.,
Gtd. Notes, 144A
5.500%	09/15/21	(a)	4,200	3,591,000
Chesapeake Energy Corp.,
Gtd. Notes
5.375%	06/15/21	(a)	5,000	4,996,875
5.750%	03/15/23	(a)	3,500	3,605,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc.,
Gtd. Notes, 144A
5.875%	04/15/22		5,400	$5,022,000
Denbury Resources, Inc.,
Gtd. Notes
4.625%	07/15/23	(a)	2,000	1,735,000
5.500%	05/01/22	(a)	4,000	3,660,000
Diamondback Energy, Inc.,
Gtd. Notes
7.625%	10/01/21		10,000	9,762,500
Energy XXI Gulf Coast, Inc.,
Gtd. Notes
7.750%	06/15/19		1,000	595,000
Gtd. Notes, 144A
6.875%	03/15/24	(a)	4,200	2,268,000
EnQuest PLC (United Kingdom),
Gtd. Notes, 144A
7.000%	04/15/22	(a)	2,600	1,612,000
Gibson Energy, Inc. (Canada),
Gtd. Notes, 144A
6.750%	07/15/21	(a)	4,000	3,990,000
Halcon Resources Corp.,
Gtd. Notes
9.250%	02/15/22	(a)	2,900	2,138,750
9.750%	07/15/20	(a)	6,500	4,875,000
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.000%	02/15/21		1,600	1,664,566
5.625%	11/15/23	(a)	6,600	7,064,812
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/31/24	(a)	10,000	9,050,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC,
Gtd. Notes
10.750%	10/01/20		1,500	795,000
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
7.119%	12/15/17		5,831	5,728,957
9.625%	06/01/19		4,200	4,210,500
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.,
Gtd. Notes, 144A
6.500%	04/01/19		2,500	1,881,250
Ocean Rig UDW, Inc. (Cyprus),
Sr. Unsec’d. Notes, 144A
7.250%	04/01/19	(a)	2,000	1,400,000
Offshore Group Investment Ltd.,
Sr. Sec’d. Notes
7.125%	04/01/23	(a)	4,600	3,266,000
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21	(a)	3,500	2,992,500
Penn Virginia Corp.,
Gtd. Notes
8.500%	05/01/20	(a)	3,400	2,720,000
PetroQuest Energy, Inc.,
Gtd. Notes
10.000%	09/01/17		4,800	4,200,000

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.875%	03/01/22		500	$498,750
Rice Energy, Inc.,
Gtd. Notes, 144A
6.250%	05/01/22		1,000	930,000
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	02/01/21	(a)	7,500	7,368,750
6.250%	03/15/22	(a)	7,500	7,612,500
Sanchez Energy Corp.,
Gtd. Notes
7.750%	06/15/21	(a)	7,500	6,975,000

				132,059,960

Pharmaceuticals — 0.1%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	10/15/22		1,000	1,025,000
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.625%	12/01/21	(a)	2,100	2,115,750
7.500%	07/15/21		3,900	4,212,000

				7,352,750

Real Estate Investment Trusts (REITs)
iStar Financial, Inc.,
Sr. Unsec’d. Notes
5.000%	07/01/19	(a)	2,500	2,425,000

Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc.,
Gtd. Notes
8.050%	02/01/20	(a)	2,268	2,392,740
Sr. Sec’d. Notes, 144A
5.000%	05/15/21	(a)	5,000	5,000,000

				7,392,740

Software — 0.1%
BMC Software Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/15/21		5,000	4,700,000
Boxer Parent Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
9.000%	10/15/19	(a)	2,000	1,700,000

				6,400,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Specialty Retail
Dollar General Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/23	(a)	2,500	$2,275,613

Tobacco — 0.1%
Alliance One International, Inc.,
Sec’d. Notes
9.875%	07/15/21	(a)	5,000	4,462,500

Utilities — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes, 144A
6.875%	10/15/21		5,000	4,925,000

Wireless Telecommunication Services — 0.7%
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23	(a)	2,500	2,484,750
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
7.000%	08/15/20	(a)	1,500	1,500,000
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	(a)	5,500	5,115,000
7.875%	09/15/23		9,100	8,983,520
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.304%	05/30/24	(a)	1,300	1,316,250
T-Mobile USA, Inc.,
Gtd. Notes
6.625%	04/01/23		7,500	7,680,000
6.633%	04/28/21		5,000	5,131,250
6.731%	04/28/22		5,000	5,150,000
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A
7.375%	04/23/21		3,000	2,831,400

				40,192,170

TOTAL CORPORATE BONDS (cost $578,491,612)				556,524,356

MUNICIPAL BOND — 0.1%
Puerto Rico
Commonwealth of Puerto Rico,
General Obligation Unlimited
8.000%	07/01/35
(cost $5,160,545)			5,527	4,808,490

TOTAL LONG-TERM INVESTMENTS (cost $4,114,381,201)				4,579,874,068

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS — 23.7%			Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 14.5%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $799,924,792; includes $409,905,340 of cash collateral for securities on loan)(b)(w)(Note 4)			799,924,792	$799,924,792

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATION(n) — 0.5%
Federal Home Loan Bank
Zero	01/02/15
(cost $25,000,000)			25,000	25,000,000

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 8.7%
U.S. Treasury Bills
0.005%	04/02/15		15,000	14,998,500
0.006%	03/12/15		10,000	9,999,520
0.015%	02/19/15		20,000	19,999,674
0.019%	01/15/15		15,000	14,999,917
0.020%	02/12/15		3,000	2,999,967
0.025%	01/22/15		15,000	14,999,939
0.030%	04/02/15	(a)	220,000	219,978,000
0.036%	04/16/15		15,000	14,998,485
0.038%	03/05/15		5,000	4,999,850
0.041%	01/02/15-04/09/15		20,000	19,999,260
0.045%	02/26/15		20,000	19,999,925
0.046%	03/05/15		10,000	9,999,700
0.048%	01/02/15		15,000	15,000,000
0.050%	04/23/15		15,000	14,998,260
0.055%	01/08/15		15,000	14,999,962
0.057%	04/30/15		15,000	14,997,795
0.058%	01/02/15		10,500	10,499,992
0.065%	05/14/15		15,000	14,997,105
0.068%	05/21/15		15,000	14,996,670
0.100%	06/11/15		15,000	14,995,665

TOTAL U.S. TREASURY OBLIGATIONS (cost $483,458,745)				483,458,186

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $1,308,383,537)	$1,308,382,978

TOTAL INVESTMENTS — 106.5% (cost $5,422,764,738)	5,888,257,046
Liabilities in excess of other assets(x) — (6.5)%	(361,951,353)

NET ASSETS — 100.0%	$5,526,305,693

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $399,215,795; cash collateral of $409,905,340 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
900	Euro STOXX 50	Mar. 2015	$34,642,611	$34,119,868	$(522,743)
385	FTSE 100 Index	Mar. 2015	39,003,226	39,139,066	135,840
4,648	S&P 500 E-Mini	Mar. 2015	470,894,269	476,977,760	6,083,491
185	TOPIX Index	Mar. 2015	21,697,111	21,738,813	41,702

					5,738,290

Short Positions:
182	British Pound Currency	Mar. 2015	17,817,993	17,710,875	107,118
134	Euro Currency	Mar. 2015	20,768,146	20,279,225	488,921

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued)
6	Swiss Franc Currency	Mar. 2015	$773,177	$755,550	$17,627

					613,666

					$6,351,956

(1)	Cash of $17,608,614 has been segregated with JPMorgan Chase to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/21/15	Bank of America	GBP	997	$1,671,736	$1,554,301	$(117,435)
Expiring 01/21/15	Bank of America	GBP	465	781,534	724,724	(56,810)
Expiring 01/21/15	Bank of America	GBP	380	637,883	591,469	(46,414)
Expiring 01/21/15	Bank of America	GBP	190	318,869	295,733	(23,136)
Expiring 01/21/15	Barclays Capital Group	GBP	891	1,484,713	1,388,036	(96,677)
Expiring 01/21/15	Barclays Capital Group	GBP	258	431,648	402,421	(29,227)
Expiring 01/21/15	Hong Kong & Shanghai Bank	GBP	205	343,240	318,664	(24,576)
Expiring 01/21/15	State Street Bank	GBP	699	1,164,108	1,088,705	(75,403)
Expiring 02/19/15	Bank of America	GBP	1,050	1,698,823	1,635,759	(63,064)
Expiring 02/19/15	Bank of America	GBP	261	406,907	406,018	(889)
Expiring 02/19/15	Bank of America	GBP	185	294,129	288,017	(6,112)
Expiring 02/19/15	Bank of America	GBP	167	265,144	259,822	(5,322)
Expiring 02/19/15	Bank of America	GBP	59	91,557	91,144	(413)
Expiring 02/19/15	Barclays Capital Group	GBP	634	1,026,285	988,022	(38,263)
Expiring 02/19/15	Barclays Capital Group	GBP	167	265,356	259,822	(5,534)
Expiring 02/19/15	Barclays Capital Group	GBP	34	53,384	52,364	(1,020)
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	770	1,235,706	1,199,560	(36,146)
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	700	1,098,388	1,090,589	(7,799)
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	504	816,196	785,127	(31,069)
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	360	573,148	560,298	(12,850)
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	337	544,826	524,427	(20,399)
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	168	267,754	261,819	(5,935)
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	131	204,268	203,959	(309)
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	83	134,694	129,646	(5,048)
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	59	91,136	91,144	8
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	27	43,453	42,293	(1,160)
Expiring 02/19/15	Deutsche Bank AG	GBP	1,336	2,181,939	2,081,485	(100,454)
Expiring 02/19/15	Deutsche Bank AG	GBP	673	1,089,865	1,048,856	(41,009)
Expiring 02/19/15	Deutsche Bank AG	GBP	167	265,197	259,821	(5,376)
Expiring 02/19/15	Deutsche Bank AG	GBP	48	76,964	75,204	(1,760)
Expiring 02/19/15	Deutsche Bank AG	GBP	24	38,316	37,219	(1,097)
Expiring 02/19/15	Hong Kong & Shanghai Bank	GBP	1,939	3,111,722	3,020,738	(90,984)
Expiring 02/19/15	Hong Kong & Shanghai Bank	GBP	466	756,787	725,937	(30,850)
Expiring 02/19/15	Hong Kong & Shanghai Bank	GBP	261	406,838	406,018	(820)
Expiring 02/19/15	Hong Kong & Shanghai Bank	GBP	209	327,692	325,230	(2,462)
Expiring 02/19/15	Hong Kong & Shanghai Bank	GBP	98	156,326	153,191	(3,135)
Expiring 02/19/15	Hong Kong & Shanghai Bank	GBP	27	43,413	42,294	(1,119)
Expiring 02/19/15	State Street Bank	GBP	889	1,423,906	1,385,095	(38,811)
Expiring 02/19/15	State Street Bank	GBP	842	1,355,931	1,312,020	(43,911)
Expiring 02/19/15	State Street Bank	GBP	782	1,273,215	1,218,286	(54,929)
Expiring 02/19/15	State Street Bank	GBP	623	1,009,685	969,797	(39,888)
Expiring 02/19/15	State Street Bank	GBP	586	979,318	913,657	(65,661)
Expiring 02/19/15	State Street Bank	GBP	468	780,613	729,724	(50,889)
Expiring 02/19/15	State Street Bank	GBP	429	694,359	667,737	(26,622)
Expiring 02/19/15	State Street Bank	GBP	313	491,772	487,844	(3,928)
Expiring 02/19/15	State Street Bank	GBP	55	86,126	86,268	142
Expiring 02/19/15	State Street Bank	GBP	25	39,540	38,649	(891)

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 01/20/15	Bank of America	EUR	58	$71,833	$69,807	$(2,026)
Expiring 01/20/15	Bank of America	EUR	18	22,107	21,354	(753)
Expiring 01/20/15	Credit Suisse First Boston Corp.	EUR	73	90,382	88,087	(2,295)
Expiring 01/20/15	Credit Suisse First Boston Corp.	EUR	55	68,392	67,067	(1,325)
Expiring 01/20/15	Credit Suisse First Boston Corp.	EUR	18	22,109	21,353	(756)
Expiring 01/20/15	Deutsche Bank AG	EUR	218	271,363	264,262	(7,101)
Expiring 01/20/15	Deutsche Bank AG	EUR	115	143,742	139,612	(4,130)
Expiring 01/20/15	Deutsche Bank AG	EUR	27	33,185	32,029	(1,156)
Expiring 01/20/15	Hong Kong & Shanghai Bank	EUR	146	180,834	176,174	(4,660)
Expiring 01/20/15	Hong Kong & Shanghai Bank	EUR	115	143,684	139,614	(4,070)
Expiring 01/20/15	Hong Kong & Shanghai Bank	EUR	100	123,853	120,722	(3,131)
Expiring 01/20/15	Hong Kong & Shanghai Bank	EUR	18	22,108	21,354	(754)
Expiring 01/20/15	State Street Bank	EUR	218	271,471	264,262	(7,209)
Expiring 01/20/15	State Street Bank	EUR	115	143,700	139,612	(4,088)
Expiring 01/20/15	State Street Bank	EUR	27	33,161	32,030	(1,131)
Expiring 01/20/15	State Street Bank	EUR	8	9,717	9,473	(244)
South Korean Won,
Expiring 02/12/15	Bank of America	KRW	363,350	339,579	329,864	(9,715)
Expiring 02/12/15	Bank of America	KRW	106,525	98,937	96,708	(2,229)
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	433,806	394,871	393,827	(1,044)
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	284,090	257,771	257,908	137
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	271,268	245,225	246,268	1,043
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	213,523	193,848	193,846	(2)
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	175,158	163,348	159,016	(4,332)
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	91,403	86,051	82,980	(3,071)
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	37,475	34,805	34,021	(784)
Swiss Franc,
Expiring 02/12/15	Bank of America	CHF	198	205,397	198,904	(6,493)
Expiring 02/12/15	Bank of America	CHF	175	178,924	175,964	(2,960)
Expiring 02/12/15	Bank of America	CHF	35	35,947	34,904	(1,043)
Expiring 02/12/15	Bank of America	CHF	15	15,420	15,108	(312)
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	375	384,254	377,877	(6,377)
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	109	116,041	109,911	(6,130)
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	65	68,142	65,602	(2,540)
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	50	52,867	50,695	(2,172)
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	35	36,967	35,196	(1,771)
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	34	36,057	33,968	(2,089)
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	30	31,283	29,822	(1,461)
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	20	20,413	19,629	(784)
Expiring 02/12/15	Deutsche Bank AG	CHF	301	311,175	303,126	(8,049)
Expiring 02/12/15	Deutsche Bank AG	CHF	131	134,342	131,401	(2,941)
Expiring 02/12/15	Deutsche Bank AG	CHF	81	83,311	81,937	(1,374)
Expiring 02/12/15	Deutsche Bank AG	CHF	34	36,818	34,511	(2,307)
Expiring 02/12/15	Deutsche Bank AG	CHF	25	25,530	24,763	(767)
Expiring 02/12/15	Deutsche Bank AG	CHF	21	22,235	21,158	(1,077)
Expiring 02/12/15	Deutsche Bank AG	CHF	9	9,175	8,613	(562)
Expiring 02/12/15	Hong Kong & Shanghai Bank	CHF	15	15,518	15,109	(409)
Expiring 02/12/15	State Street Bank	CHF	495	511,601	498,265	(13,336)
Expiring 02/12/15	State Street Bank	CHF	261	270,773	263,071	(7,702)
Expiring 02/12/15	State Street Bank	CHF	32	33,530	32,108	(1,422)
Expiring 02/12/15	State Street Bank	CHF	28	28,817	27,855	(962)
Expiring 02/12/15	State Street Bank	CHF	22	23,383	22,345	(1,038)

				$38,688,405	$37,232,045	$(1,456,360)

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/21/15	Bank of America	GBP	5,156	$8,590,503	$8,033,052	$557,451
Expiring 01/21/15	Deutsche Bank AG	GBP	7,052	12,036,380	10,989,889	1,046,491
Expiring 01/21/15	Hong Kong & Shanghai Bank	GBP	5,037	8,593,737	7,849,921	743,816
Expiring 01/21/15	State Street Bank	GBP	6,644	11,339,996	10,353,626	986,370
Expiring 02/19/15	Bank of America	GBP	706	1,101,944	1,099,229	2,715
Expiring 02/19/15	Bank of America	GBP	597	933,199	930,215	2,984
Expiring 02/19/15	Bank of America	GBP	322	504,018	502,066	1,952
Expiring 02/19/15	Bank of America	GBP	180	284,942	279,812	5,130
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	5,156	8,592,562	8,033,049	559,513
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	462	731,863	720,129	11,734
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	180	285,966	279,812	6,154
Expiring 02/19/15	Credit Suisse First Boston Corp.	GBP	168	266,613	261,710	4,903
Expiring 02/19/15	Deutsche Bank AG	GBP	92	144,030	143,235	795
Expiring 02/19/15	Hong Kong & Shanghai Bank	GBP	644	1,028,511	1,002,718	25,793
Expiring 02/19/15	Hong Kong & Shanghai Bank	GBP	602	939,398	937,385	2,013
Expiring 02/19/15	Hong Kong & Shanghai Bank	GBP	180	284,881	279,813	5,068
Expiring 02/19/15	State Street Bank	GBP	5,169	8,614,285	8,052,874	561,411
Expiring 02/19/15	State Street Bank	GBP	336	532,558	523,419	9,139
Expiring 02/19/15	State Street Bank	GBP	215	336,010	334,711	1,299
Expiring 02/19/15	State Street Bank	GBP	142	222,666	220,512	2,154
Expiring 02/19/15	State Street Bank	GBP	135	211,251	210,275	976
Expiring 04/22/15	Hong Kong & Shanghai Bank	GBP	5,077	8,174,447	7,906,194	268,253
Expiring 04/22/15	Standard Chartered PLC	GBP	5,658	9,115,491	8,810,883	304,608
Expiring 05/21/15	Bank of America	GBP	6,899	10,796,342	10,739,826	56,516
Expiring 05/21/15	Credit Suisse First Boston Corp.	GBP	4,969	7,771,132	7,736,384	34,748
Expiring 05/21/15	State Street Bank	GBP	9,106	14,242,066	14,176,569	65,497
Euro,
Expiring 01/20/15	Bank of America	EUR	117	148,424	141,522	6,902
Expiring 01/20/15	Bank of America	EUR	57	72,530	69,309	3,221
Expiring 01/20/15	Bank of America	EUR	45	59,572	54,576	4,996
Expiring 01/20/15	Bank of America	EUR	42	54,035	50,362	3,673
Expiring 01/20/15	Bank of America	EUR	41	53,899	49,482	4,417
Expiring 01/20/15	Bank of America	EUR	25	31,807	29,642	2,165
Expiring 01/20/15	Credit Suisse First Boston Corp.	EUR	76	98,261	91,513	6,748
Expiring 01/20/15	Credit Suisse First Boston Corp.	EUR	70	91,417	84,818	6,599
Expiring 01/20/15	Credit Suisse First Boston Corp.	EUR	57	72,525	69,309	3,216
Expiring 01/20/15	Credit Suisse First Boston Corp.	EUR	12	15,419	14,050	1,369
Expiring 01/20/15	Credit Suisse First Boston Corp.	EUR	11	14,014	12,837	1,177
Expiring 01/20/15	Deutsche Bank AG	EUR	140	182,695	169,635	13,060
Expiring 01/20/15	Deutsche Bank AG	EUR	106	140,149	128,372	11,777
Expiring 01/20/15	Deutsche Bank AG	EUR	82	107,226	98,802	8,424
Expiring 01/20/15	Deutsche Bank AG	EUR	64	82,807	77,568	5,239
Expiring 01/20/15	Deutsche Bank AG	EUR	23	29,788	27,288	2,500
Expiring 01/20/15	Hong Kong & Shanghai Bank	EUR	227	294,632	274,549	20,083
Expiring 01/20/15	Hong Kong & Shanghai Bank	EUR	117	148,291	141,522	6,769
Expiring 01/20/15	Hong Kong & Shanghai Bank	EUR	106	140,176	128,373	11,803
Expiring 01/20/15	Hong Kong & Shanghai Bank	EUR	65	86,340	79,013	7,327
Expiring 01/20/15	Hong Kong & Shanghai Bank	EUR	64	82,931	77,569	5,362
Expiring 01/20/15	Hong Kong & Shanghai Bank	EUR	57	72,548	69,309	3,239
Expiring 01/20/15	State Street Bank	EUR	302	392,605	366,055	26,550
Expiring 01/20/15	State Street Bank	EUR	283	358,621	342,485	16,136
Expiring 01/20/15	State Street Bank	EUR	170	224,797	206,179	18,618
Expiring 01/20/15	State Street Bank	EUR	106	140,163	128,372	11,791
Expiring 01/20/15	State Street Bank	EUR	12	15,825	14,778	1,047
Expiring 04/16/15	Bank of America	EUR	322	410,636	389,388	21,248
Expiring 04/16/15	Bank of America	EUR	126	157,546	152,192	5,354
Expiring 04/16/15	Bank of America	EUR	117	149,000	141,495	7,505
Expiring 04/16/15	Barclays Capital Group	EUR	136	170,644	164,703	5,941

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 04/16/15	Credit Suisse First Boston Corp.	EUR	251	$315,178	$304,384	$10,794
Expiring 04/16/15	Credit Suisse First Boston Corp.	EUR	79	97,977	95,413	2,564
Expiring 04/16/15	Credit Suisse First Boston Corp.	EUR	59	75,040	71,161	3,879
Expiring 04/16/15	Credit Suisse First Boston Corp.	EUR	42	50,817	50,356	461
Expiring 04/16/15	Credit Suisse First Boston Corp.	EUR	24	30,552	29,588	964
Expiring 04/16/15	Credit Suisse First Boston Corp.	EUR	22	28,044	26,885	1,159
Expiring 04/16/15	Deutsche Bank AG	EUR	13,658	17,325,432	16,542,734	782,698
Expiring 04/16/15	Deutsche Bank AG	EUR	199	248,932	240,463	8,469
Expiring 04/16/15	Deutsche Bank AG	EUR	137	169,913	165,361	4,552
Expiring 04/16/15	Deutsche Bank AG	EUR	117	148,831	141,494	7,337
Expiring 04/16/15	Deutsche Bank AG	EUR	59	74,993	71,161	3,832
Expiring 04/16/15	Hong Kong & Shanghai Bank	EUR	126	158,247	152,192	6,055
Expiring 04/16/15	Hong Kong & Shanghai Bank	EUR	117	148,928	141,493	7,435
Expiring 04/16/15	Hong Kong & Shanghai Bank	EUR	95	117,468	115,176	2,292
Expiring 04/16/15	Hong Kong & Shanghai Bank	EUR	59	75,098	71,160	3,938
Expiring 04/16/15	Hong Kong & Shanghai Bank	EUR	36	45,119	43,856	1,263
Expiring 04/16/15	State Street Bank	EUR	251	314,967	304,384	10,583
Expiring 04/16/15	State Street Bank	EUR	40	49,432	48,674	758
Expiring 05/18/15	Bank of America	EUR	2,673	3,338,314	3,239,315	98,999
Expiring 05/18/15	Credit Suisse First Boston Corp.	EUR	2,673	3,338,300	3,239,314	98,986
Expiring 05/18/15	Credit Suisse First Boston Corp.	EUR	287	356,280	347,216	9,064
Expiring 05/18/15	Credit Suisse First Boston Corp.	EUR	152	190,143	183,712	6,431
Expiring 05/18/15	Credit Suisse First Boston Corp.	EUR	87	109,469	105,457	4,012
Expiring 05/18/15	Credit Suisse First Boston Corp.	EUR	41	49,941	49,309	632
Expiring 05/18/15	Deutsche Bank AG	EUR	2,673	3,338,287	3,239,315	98,972
Expiring 05/18/15	Deutsche Bank AG	EUR	303	380,417	367,423	12,994
Expiring 05/18/15	Deutsche Bank AG	EUR	287	356,429	347,216	9,213
Expiring 05/18/15	Deutsche Bank AG	EUR	105	128,616	127,735	881
Expiring 05/18/15	Deutsche Bank AG	EUR	103	126,833	124,665	2,168
Expiring 05/18/15	Hong Kong & Shanghai Bank	EUR	287	356,673	347,216	9,457
Expiring 05/18/15	Hong Kong & Shanghai Bank	EUR	197	245,339	238,810	6,529
Expiring 05/18/15	Hong Kong & Shanghai Bank	EUR	111	135,546	134,760	786
Expiring 05/18/15	State Street Bank	EUR	197	245,282	238,809	6,473
Expiring 05/18/15	State Street Bank	EUR	174	218,863	210,915	7,948
South Korean Won,
Expiring 02/12/15	Bank of America	KRW	1,437,035	1,386,731	1,304,600	82,131
Expiring 02/12/15	Bank of America	KRW	356,318	343,175	323,481	19,694
Expiring 02/12/15	Bank of America	KRW	325,616	294,196	295,608	(1,412)
Expiring 02/12/15	Bank of America	KRW	311,221	301,951	282,539	19,412
Expiring 02/12/15	Bank of America	KRW	262,211	252,320	238,046	14,274
Expiring 02/12/15	Bank of America	KRW	231,195	207,313	209,889	(2,576)
Expiring 02/12/15	Bank of America	KRW	182,392	172,181	165,582	6,599
Expiring 02/12/15	Bank of America	KRW	175,270	162,769	159,117	3,652
Expiring 02/12/15	Bank of America	KRW	170,696	166,419	154,965	11,454
Expiring 02/12/15	Bank of America	KRW	170,696	166,419	154,965	11,454
Expiring 02/12/15	Bank of America	KRW	163,542	155,755	148,471	7,284
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	1,775,238	1,715,827	1,611,635	104,192
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	1,527,250	1,473,402	1,386,502	86,900
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	1,342,220	1,292,357	1,218,524	73,833
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	1,073,776	1,033,886	974,819	59,067
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	1,048,331	1,009,280	951,719	57,561
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	890,045	857,937	808,020	49,917
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	882,536	857,914	801,203	56,711
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	438,052	406,922	397,682	9,240
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	427,498	415,935	388,101	27,834
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	427,144	416,116	387,778	28,338
Expiring 02/12/15	Credit Suisse First Boston Corp.	KRW	269,321	260,012	244,500	15,512
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	1,031,713	1,003,661	936,633	67,028

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
South Korean Won (continued),
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	1,003,323	$977,897	$910,858	$67,039
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	994,683	969,257	903,015	66,242
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	915,930	888,907	831,519	57,388
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	727,843	707,536	660,766	46,770
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	700,762	674,767	636,181	38,586
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	666,182	646,277	604,788	41,489
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	659,738	641,721	598,937	42,784
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	343,980	307,950	312,280	(4,330)
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	298,196	289,876	270,714	19,162
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	281,259	254,280	255,339	(1,059)
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	242,330	233,932	219,997	13,935
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	176,478	166,599	160,214	6,385
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	171,646	165,331	155,828	9,503
Expiring 02/12/15	Hong Kong & Shanghai Bank	KRW	77,841	74,127	70,667	3,460
Swiss Franc,
Expiring 02/12/15	Bank of America	CHF	3,187	3,530,471	3,207,805	322,666
Expiring 02/12/15	Bank of America	CHF	60	66,535	60,795	5,740
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	71	73,780	71,770	2,010
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	51	56,361	51,148	5,213
Expiring 02/12/15	Credit Suisse First Boston Corp.	CHF	26	27,468	26,587	881
Expiring 02/12/15	Deutsche Bank AG	CHF	69	75,444	69,522	5,922
Expiring 02/12/15	Deutsche Bank AG	CHF	60	65,989	60,457	5,532
Expiring 02/12/15	Deutsche Bank AG	CHF	36	37,791	36,605	1,186
Expiring 02/12/15	Hong Kong & Shanghai Bank	CHF	38	38,570	38,191	379
Expiring 02/12/15	State Street Bank	CHF	428	447,155	430,522	16,633
Expiring 02/12/15	State Street Bank	CHF	22	22,798	22,061	737

				$177,957,111	$169,620,442	$8,336,669

						$6,880,309

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(2)	Value at Trade Date	Value at December 31, 2014(3)	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.23	12/20/19	5.000%	64,600	$3,956,750	$4,098,996	$142,246
CDX.NA.IG.23	12/20/19	1.000%	22,700	377,399	368,887	(8,512)

				$4,334,149	$4,467,883	$133,734

Cash of $3,715,483 has been segregated with JPMorgan Chase to cover requirements for open exchanged-traded credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,626,993,038	$1,123,203,621	$13,360,083
Preferred Stocks	71,688,635	10,833,865	38,717,661
Warrants	4,113,436	—	—
Bank Loans	—	105,660,242	—
Convertible Bonds	—	17,606,141	6,364,500
Corporate Bonds	—	556,524,356	—
Municipal Bond	—	4,808,490	—
Affiliated Money Market Mutual Fund	799,924,792	—	—
U.S. Government Agency Obligation	—	25,000,000	—
U.S. Treasury Obligations	—	483,458,186	—
Other Financial Instruments*
Financial Futures Contracts	6,351,956	—	—
Forward Foreign Currency Contracts	—	6,880,309	—
Exchange-traded credit default swaps	—	133,734	—

Total	$3,509,071,857	$2,334,108,944	$58,442,244

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks	Convertible Bonds
Balance as of 12/31/2013	$74,575	$112,477,645	$—
Accrued discount/premium	—	—	(261,865)
Realized gain (loss)	—	7,545,547	—
Change in unrealized appreciation (depreciation)**	(9,362,232)	(1,932,484)	(1,632,635)
Purchases	2,804,489	39,518,600	8,259,000
Sales	—	(118,891,647)	—
Transfers into Level 3	19,843,251	—	—

Balance as of 12/31/2014	$13,360,083	$38,717,661	$6,364,500

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

**	Of which, $(11,952,035) was relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include using prices provided by a single broker/dealer and the cost of the investment.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (7.4% represents investments purchased with collateral from securities on loan)	14.5%
Oil, Gas & Consumable Fuels	10.6
U.S. Treasury Obligations	8.7
Banks	7.9
Pharmaceuticals	6.9
Media	5.8
Insurance	4.2
Technology Hardware, Storage & Peripherals	3.2
Metals & Mining	3.0
Electric Utilities	3.0
Software	2.9
Diversified Telecommunication Services	2.5
Food & Staples Retailing	2.1
Health Care Equipment & Supplies	2.1
Tobacco	1.9
Automobiles	1.8
Wireless Telecommunication Services	1.8
Chemicals	1.7
Aerospace & Defense	1.6
Communications Equipment	1.4
Energy Equipment & Services	1.4
Multi-Utilities	1.2
Capital Markets	1.0
Industrial Conglomerates	1.0
IT Services	1.0
Multiline Retail	0.9
Semiconductors & Semiconductor Equipment	0.9
Airlines	0.8
Commercial Services & Supplies	0.8
Health Care Providers & Services	0.8
Machinery	0.8

Specialty Retail	0.8%
Biotechnology	0.7
Beverages	0.6
Air Freight & Logistics	0.5
Auto Components	0.5
Independent Power & Renewable Electricity Producers	0.5
U.S. Government Agency Obligations	0.5
Construction Materials	0.4
Containers & Packaging	0.4
Marine	0.4
Paper & Forest Products	0.4
Consumer Finance	0.3
Hotels, Restaurants & Leisure	0.3
Building Products	0.3
Food Products	0.3
Construction & Engineering	0.2
Diversified Financial Services	0.2
Distributors	0.1
Electrical Equipment	0.1
Gas Utilities	0.1
Household Products	0.1
Life Sciences Tools & Services	0.1
Municipal Bonds	0.1
Personal Products	0.1
Real Estate Investment Trusts (REITs)	0.1
Thrifts & Mortgage Finance	0.1
Utilities	0.1

106.5
Liabilities in excess of other assets	(6.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risks associated with these derivative instruments are credit risk, interest rate risk, foreign exchange and equity risk . The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Due from/to broker — variation margin futures	$613,666	*	—	$—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	8,347,376		Unrealized depreciation on foreign currency forward contracts	1,467,067
Credit contracts	Due from/to broker — variation margin swaps	142,246	*	Due from/to broker — variation margin swaps	8,512	*
Equity contracts	Unaffiliated investments	4,113,436		—	—
Equity contracts	Due from/to broker — variation margin futures	6,261,033	*	Due from/to broker — variation margin futures	522,743	*

Total		$19,477,757			$1,998,322

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-trade swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward Currency Contracts(1)	Total
Interest rate contracts	$(241,130)	$—	$—	$(241,130)
Foreign exchange contracts	3,209,076	—	(4,645,892)	(1,436,816)
Credit contracts	—	3,151,628	—	3,151,628
Equity contracts	75,783,874	—	—	75,783,874

Total	$78,751,820	$3,151,628	$(4,645,892)	$77,257,556

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)	Purchased Options(2)	Futures	Swaps	Forward Currency Contracts(3)	Total
Foreign exchange contracts	$—	$—	$817,653	$—	$14,912,458	$15,730,111
Credit contracts	—	—	—	(1,182,538)	—	(1,182,538)
Equity contracts	(776,430)	125,661	(13,443,096)	—	—	(14,093,865)

Total	$(776,430)	$125,661	$(12,625,443)	$(1,182,538)	$14,912,458	$453,708

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. (3) Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)	Futures Contracts — Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Credit Default Swap Agreements — Sell Protection(4)
$563,731,062	$36,626,212	$41,854,673	$209,727,637	$84,121,600

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$1,289,588	$(349,114)	$—	$940,474
Barclays Capital Group	5,941	(5,941)	—	—
Credit Suisse First Boston Corp.	1,352,324	(148,415)	—	1,203,909
Deutsche Bank AG	2,032,042	(179,160)	—	1,852,882
Hong Kong & Shanghai Bank	1,618,611	(181,592)	—	1,437,019
Standard Chartered PLC	304,608	—	—	304,608
State Street Bank	1,744,262	(438,065)	—	1,306,197

	$8,347,376

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(349,114)	$349,114	$—	$—
Barclays Capital Group	(170,721)	5,941	—	(164,780)
Credit Suisse First Boston Corp.	(148,415)	148,415	—	—
Deutsche Bank AG	(179,160)	179,160	—	—
Hong Kong & Shanghai Bank	(181,592)	181,592	—	—
Standard Chartered PLC	—	—	—	—
State Street Bank	(438,065)	438,065	—	—

	$(1,467,067)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $399,215,795:
Unaffiliated investments (cost $4,622,839,946)	$5,088,332,254
Affiliated investments (cost $799,924,792)	799,924,792
Cash	453,313
Foreign currency, at value (cost $1,506,499)	1,506,128
Deposit with broker	21,324,097
Dividends and interest receivable	18,199,423
Unrealized appreciation on foreign currency forward contracts	8,347,376
Receivable for investments sold	5,969,482
Tax reclaim receivable	5,005,559
Due from broker—variation margin swaps	65,386
Prepaid expenses	46,252

Total Assets	5,949,174,062

LIABILITIES:
Payable to broker for collateral for securities on loan	409,905,340
Due to broker—variation margin futures	5,408,678
Advisory fees payable	2,181,839
Payable for investments purchased	2,079,394
Unrealized depreciation on foreign currency forward contracts	1,467,067
Payable for fund share repurchased	1,381,705
Accrued expenses and other liabilities	352,025
Distribution fee payable	91,960
Affiliated transfer agent fee payable	361

Total Liabilities	422,868,369

NET ASSETS	$5,526,305,693

Net assets were comprised of:
Paid-in capital	$4,274,893,500
Retained earnings	1,251,412,193

Net assets, December 31, 2014	$5,526,305,693

Net asset value and redemption price per share, $5,526,305,693 / 395,837,006 outstanding shares of beneficial interest	$13.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $6,299,855 foreign withholding tax)	$148,162,583
Interest income	50,270,774
Affiliated income from securities lending, net	1,152,288
Affiliated dividend income	421,557

200,007,202

EXPENSES
Advisory fees	51,026,251
Distribution fee	5,616,250
Custodian and accounting fees	970,000
Insurance expenses	67,000
Trustees’ fees	56,000
Audit fee	52,000
Legal fees and expenses	23,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Commitment fee on syndicated credit agreement	7,000
Miscellaneous	33,461

Total expenses	57,867,962

NET INVESTMENT INCOME	142,139,240

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	214,265,181
Futures transactions	78,751,820
Swap agreements transactions	3,151,628
Foreign currency transactions	(5,027,056)

291,141,573

Net change in unrealized appreciation (depreciation) on:
Investments	(260,455,755)
Futures	(12,625,443)
Swap agreements	(1,182,538)
Foreign currencies	14,438,091

(259,825,645)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	31,315,928

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$173,455,168

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$142,139,240	$97,079,167
Net realized gain on investment and foreign currency transactions	291,141,573	222,039,894
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(259,825,645)	704,256,530

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	173,455,168	1,023,375,591

FUND SHARE TRANSACTIONS:
Fund share sold [25,643,144 and 82,492,455 shares, respectively]	358,279,517	983,746,476
Fund share repurchased [30,616,469 and 35,338,831 shares, respectively]	(426,415,658)	(431,201,581)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(68,136,141)	552,544,895

TOTAL INCREASE IN NET ASSETS	105,319,027	1,575,920,486
NET ASSETS:
Beginning of year	5,420,986,666	3,845,066,180

End of year	$5,526,305,693	$5,420,986,666

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 68.3%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUND — 1.0%
AST Goldman Sachs Strategic Income Portfolio* (cost $28,896,401)	2,945,607	$28,778,577

COMMON STOCKS — 26.4%
Aerospace & Defense — 0.5%
Airbus Group NV (France)	14,634	723,477
Alliant Techsystems, Inc.	1,173	136,361
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	3,878	19,894
AviChina Industry & Technology Co. Ltd. (China) (Class H Stock)	60,000	36,786
BAE Systems PLC (United Kingdom)	83,799	612,840
Boeing Co. (The)	10,318	1,341,134
CAE, Inc. (Canada)	8,800	114,223
Chemring Group PLC (United Kingdom)	13,256	49,169
Cobham PLC (United Kingdom)	15,348	77,048
Cubic Corp.	1,189	62,589
DigitalGlobe, Inc.*(a)	1,428	44,225
Ducommun, Inc.*	819	20,704
Elbit Systems Ltd. (Israel)	1,999	121,836
Embraer SA (Brazil), ADR	2,350	86,621
Exelis, Inc.	9,396	164,712
Finmeccanica SpA (Italy)*	13,711	127,442
General Dynamics Corp.	5,821	801,086
Honeywell International, Inc.	11,505	1,149,580
Huntington Ingalls Industries, Inc.	1,690	190,057
L-3 Communications Holdings, Inc.	2,927	369,417
Lockheed Martin Corp.	3,939	758,533
MacDonald Dettwiler & Associates Ltd. (Canada)	2,388	195,164
MTU Aero Engines AG (Germany)	2,039	177,201
Northrop Grumman Corp.	5,662	834,522
Precision Castparts Corp.	2,796	673,500
QinetiQ Group PLC (United Kingdom)	18,006	52,492
Raytheon Co.	8,117	878,016
Rockwell Collins, Inc.	2,046	172,846
Rolls-Royce Holdings PLC (United Kingdom)*	41,459	556,955
Saab AB (Sweden) (Class B Stock)	4,100	105,501
Safran SA (France)	7,402	456,667
Teledyne Technologies, Inc.*	703	72,226
Thales SA (France)	3,518	190,350
Triumph Group, Inc.	2,144	144,120
United Technologies Corp.	15,491	1,781,465
Vectrus, Inc.*	522	14,303
Zodiac Aerospace (France)	6,015	202,512

		13,515,574

Air Freight & Logistics — 0.1%
Bollore SA (France)(a)	27,700	126,149
bpost SA (Belgium)	18,937	475,709
C.H. Robinson Worldwide, Inc.	2,016	150,978
CTT-Correios de Portugal SA (Portugal)	52,710	509,081
Deutsche Post AG (Germany)	22,350	725,525
Expeditors International of Washington, Inc.	3,163	141,101
FedEx Corp.	6,188	1,074,608
Globaltrans Investment PLC (Cyprus), GDR	5,403	26,763
Hub Group, Inc. (Class A Stock)*	1,140	43,411
Hyundai Glovis Co. Ltd. (South Korea)*	444	117,489
Kerry TJ Logistics Co. Ltd. (Taiwan)	9,000	10,943

COMMON STOCKS (continued)	Shares	Value (Note 2)
Air Freight & Logistics (continued)
Oesterreichische Post AG (Austria)	740	$36,158
Pos Malaysia Bhd (Malaysia)	10,000	13,178
Sinotrans Ltd. (China) (Class H Stock)	84,000	55,499
TNT Express NV (Netherlands)	19,211	128,069
United Parcel Service, Inc. (Class B Stock)	5,407	601,096
Yamato Holdings Co. Ltd. (Japan)	11,700	231,680

		4,467,437

Airlines — 0.1%
Aegean Airlines SA (Greece)*	2,214	18,485
Air Arabia PJSC (United Arab Emirates)	571,145	229,930
Air China Ltd. (China) (Class H Stock)	98,000	79,071
ANA Holdings, Inc. (Japan)	50,000	123,632
Cathay Pacific Airways Ltd. (Hong Kong)	57,000	124,222
Cebu Air, Inc. (Philippines)	19,640	37,693
China Airlines Ltd. (Taiwan)*	127,000	58,093
China Eastern Airlines Corp. Ltd. (China) (Class H Stock)*	86,000	41,129
China Southern Airlines Co. Ltd. (China) (Class H Stock)	98,000	46,423
Deutsche Lufthansa AG (Germany)	15,699	260,148
easyJet PLC (United Kingdom)	5,243	135,684
Eva Airways Corp. (Taiwan)*	57,000	39,731
Grupo Aeromexico SAB de CV (Mexico)*	9,400	13,023
Hanjin Kal Corp. (South Korea)*	17,703	491,397
Japan Airlines Co. Ltd. (Japan)	5,300	157,140
Latam Airlines Group SA (Chile)*	10,132	117,935
Republic Airways Holdings, Inc.*	4,633	67,595
SAS AB (Sweden)*	7,793	15,019
Singapore Airlines Ltd. (Singapore)	19,000	165,746
Southwest Airlines Co.	16,058	679,575
Thai Airways International PCL (Thailand)*	60,400	26,804
Turk Hava Yollari (Turkey)*	21,897	89,974
Westjet Airlines Ltd. (Canada) (Class VV Stock)	6,616	191,795

		3,210,244

Auto Components — 0.2%
ARB Corp. Ltd. (Australia)	3,887	35,841
Bridgestone Corp. (Japan)	27,400	950,285
Brisa Bridgestone Sabanci Sanayi ve Ticaret A/S (Turkey)	5,318	22,287
Chaowei Power Holdings Ltd. (China)	63,000	26,503
Cheng Shin Rubber Industry Co. Ltd. (Taiwan)	62,350	146,343
Denso Corp. (Japan)	16,900	787,672
Depo Auto Parts Industrial Co. Ltd. (Taiwan) .	5,000	18,375
Exedy Corp. (Japan)	2,400	57,780
FCC Co. Ltd. (Japan)	2,200	37,852
Federal Corp. (Taiwan)	26,000	15,578
Gajah Tunggal Tbk PT (Indonesia)	135,300	15,530
Halla Holdings Corp. (South Korea)*	317	20,063
Hankook Tire Co. Ltd. (South Korea)*	3,132	148,838
Hyundai Mobis Co. Ltd. (South Korea)*	2,665	570,168
Hyundai Wia Corp. (South Korea)*	652	104,237
Kenda Rubber Industrial Co. Ltd. (Taiwan)	25,470	51,196
Leoni AG (Germany)	7,081	418,267
Mahle-Metal Leve SA Industria e Comercio (Brazil)	200	1,577
Mando Corp. (South Korea)*	346	57,764

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
Metair Investments Ltd. (South Africa)	3,665	$10,093
Minth Group Ltd. (China)	30,000	61,904
Nan Kang Rubber Tire Co. Ltd. (Taiwan)	38,000	40,524
NGK Spark Plug Co. Ltd. (Japan)	7,000	212,698
Nifco, Inc. (Japan)	3,000	97,040
Piolax, Inc. (Japan)	1,700	72,483
Pirelli & C. SpA (Italy)	10,501	141,632
SL Corp. (South Korea)*	810	12,813
Somboon Advance Technology PCL (Thailand)	33,000	16,249
Sumitomo Riko Co. Ltd. (Japan)	4,100	30,826
Sumitomo Rubber Industries Ltd. (Japan)	10,400	154,607
Sungwoo Hitech Co. Ltd. (South Korea)*	4,327	45,840
Tianneng Power International Ltd. (Hong Kong)	90,000	23,784
Tong Yang Industry Co. Ltd. (Taiwan)	19,000	21,864
Toyo Tire & Rubber Co. Ltd. (Japan)	5,000	98,119
Toyota Industries Corp. (Japan)	10,000	512,517
Unipres Corp. (Japan)	3,700	60,614
Xinchen China Power Holdings Ltd. (China)*	37,000	11,642
Yokohama Rubber Co. Ltd. (The) (Japan)	11,000	100,159

		5,211,564

Automobiles — 0.5%
Astra International Tbk PT (Indonesia)	333,700	199,013
Bayerische Motoren Werke AG (Germany)	12,675	1,367,867
Chongqing Changan Automobile Co. Ltd. (China) (Class B Stock)	41,600	94,201
Daihatsu Motor Co. Ltd. (Japan)	11,300	147,587
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	170,000	237,800
DRB-Hicom Bhd (Malaysia)	55,300	27,560
Ford Otomotiv Sanayi A/S (Turkey)	2,063	28,683
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	128,000	115,734
Honda Motor Co. Ltd. (Japan)	84,700	2,484,953
Hyundai Motor Co. (South Korea)	6,367	972,598
Kia Motors Corp. (South Korea)*	14,176	673,587
Mitsubishi Motors Corp. (Japan)	27,800	253,966
Nissan Motor Co. Ltd. (Japan)	129,900	1,132,958
Oriental Holdings Bhd (Malaysia)	8,700	17,641
Piaggio & C SpA (Italy)*(a)	17,062	49,313
Qingling Motors Co. Ltd. (China) (Class H Stock)	130,000	43,084
Suzuki Motor Corp. (Japan)	16,800	503,452
Tan Chong Motor Holdings Bhd (Malaysia)	12,800	12,007
Toyota Motor Corp. (Japan)	114,100	7,110,415
UMW Holdings Bhd (Malaysia)	15,100	47,406
Volkswagen AG (Germany)	2,003	434,259

		15,954,084

Banks — 2.6%
77 Bank Ltd. (The) (Japan)	78,000	409,928
Aichi Bank Ltd. (The) (Japan)	400	19,773
Ajman Bank PJSC (United Arab Emirates)*	81,031	61,156
Al Khalij Commercial Bank (Qatar)	4,279	25,765
Alior Bank SA (Poland)*	2,002	43,893
Alliance Financial Group Bhd (Malaysia)	18,700	25,137
AMMB Holdings Bhd (Malaysia)	31,600	59,344
Aozora Bank Ltd. (Japan)	48,000	148,586

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Associated Banc-Corp	8,681	$161,727
Attijariwafa Bank (Morocco)	2,679	101,482
Australia & New Zealand Banking Group Ltd. (Australia)	47,963	1,247,995
Awa Bank Ltd. (The) (Japan)	13,000	69,514
Banca Carige SpA (Italy)*	292,315	19,150
Banca Popolare di Milano Scarl (Italy)*	180,010	117,265
Banca Popolare di Sondrio Scarl (Italy)	30,393	113,026
Banco Bradesco SA (Brazil)	8,800	113,617
Banco Bradesco SA (Brazil), ADR	30,800	411,796
Banco de Bogota SA (Colombia)	1,287	35,797
Banco de Chile (Chile)	625,436	72,468
Banco de Credito e Inversiones (Chile)	2,117	104,451
Banco de Sabadell SA (Spain)	126,499	334,712
Banco Santander Brasil SA (Brazil), ADS(a)	41,800	209,836
Banco Santander SA (Spain)	289,088	2,426,356
BancorpSouth, Inc.	3,956	89,050
Bangkok Bank PCL (Thailand)	7,300	43,370
Bank Bukopin Tbk PT (Indonesia)	478,300	28,935
Bank Central Asia Tbk PT (Indonesia)	195,700	207,586
Bank Danamon Indonesia Tbk PT (Indonesia)	131,800	47,963
Bank Handlowy w Warszawie SA (Poland)	1,097	32,964
Bank Hapoalim BM (Israel)	67,156	315,776
Bank Negara Indonesia Persero Tbk PT (Indonesia)	193,900	95,010
Bank of China Ltd. (China) (Class H Stock)	4,214,000	2,365,189
Bank of Chongqing Co. Ltd. (China) (Class H Stock)	176,500	136,019
Bank of Communications Co. Ltd. (China) (Class H Stock)	1,725,000	1,603,852
Bank of East Asia Ltd. (Hong Kong)	47,836	192,110
Bank of Hawaii Corp.	2,046	121,348
Bank of Iwate Ltd. (The) (Japan)	1,900	81,714
Bank of Kaohsiung (Taiwan)	5,392	1,539
Bank of Kyoto Ltd. (The) (Japan)	29,000	242,429
Bank of Montreal (Canada)	14,900	1,053,952
Bank of Nova Scotia (The) (Canada)	26,400	1,506,786
Bank of Okinawa Ltd. (The) (Japan)	1,200	48,892
Bank of Queensland Ltd. (Australia)	35,365	348,413
Bank of the Ozarks, Inc.	2,136	80,997
Bank of the Philippine Islands (Philippines)	43,820	91,670
Bank of The Ryukyus Ltd. (Japan)	7,400	104,312
Bank of Yokohama Ltd. (The) (Japan)	59,000	320,446
Bank Otkritie Financial Corp. OJSC (Russia), GDR*	2,714	28,275
Bank Zachodni WBK SA (Poland)	881	92,902
Bankia SA (Spain)*	103,061	152,935
Bankinter SA (Spain)	15,611	125,415
BankUnited, Inc.	4,280	123,992
Banque Cantonale Vaudoise (Switzerland)	218	117,777
Banque Centrale Populaire (Morocco)	3,750	88,223
Banregio Grupo Financiero SAB de CV (Mexico)*	6,000	30,188
Barclays Africa Group Ltd. (South Africa)	10,073	157,511
BB&T Corp.	20,138	783,167
BBVA Banco Continental SA (Peru)	15,625	24,385
BDO Unibank, Inc. (Philippines)	51,300	125,494
Bendigo and Adelaide Bank Ltd. (Australia)	20,647	214,686
Berner Kantonalbank AG (Switzerland)	939	171,423

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
BOC Hong Kong Holdings Ltd. (Hong Kong) .	111,000	$369,868
CaixaBank SA (Spain)	70,892	371,465
Canadian Imperial Bank of Commerce (Canada)	9,300	799,201
Canadian Western Bank (Canada)	8,537	240,650
Capitec Bank Holdings Ltd. (South Africa)	1,415	41,431
Cardinal Financial Corp.	1,642	32,561
Chang Hwa Commercial Bank (Taiwan)	252,960	144,615
Chiba Bank Ltd. (The) (Japan)	48,000	314,539
Chiba Kogyo Bank Ltd. (The) (Japan)	6,900	47,952
China Banking Corp. (Philippines)	9,190	9,656
China Construction Bank Corp. (China) (Class H Stock)	4,139,000	3,380,664
Chugoku Bank Ltd. (The) (Japan)	12,500	170,387
CIMB Group Holdings Bhd (Malaysia)	81,600	129,509
CIT Group, Inc.	6,831	326,727
City National Corp.	2,014	162,751
Comerica, Inc.	4,948	231,764
Commerce Bancshares, Inc.	4,004	174,134
Commercial Bank of Qatar QSC (The) (Qatar)	2,980	55,492
Commonwealth Bank of Australia (Australia) .	23,797	1,653,386
Community Bank System, Inc.	1,993	75,993
Corpbanca SA (Chile)	6,453,612	77,499
Credicorp Ltd. (Peru), (LMA)	234	37,534
Credicorp Ltd. (Peru), (NYSE)	1,185	189,813
Credito Valtellinese Scarl (Italy)*	74,598	70,879
CTBC Financial Holding Co. Ltd. (Taiwan)	639,000	413,400
Cullen/Frost Bankers, Inc.	3,028	213,898
Daishi Bank Ltd. (The) (Japan)	28,000	92,937
DBS Group Holdings Ltd. (Singapore)	55,770	863,394
DGB Financial Group, Inc. (South Korea)*	6,140	63,114
Doha Bank QSC (Qatar)	3,274	50,771
Dubai Islamic Bank PJSC (United Arab Emirates)	156,419	287,209
E. Sun Financial Holding Co. Ltd. (Taiwan)	308,029	190,862
East West Bancorp, Inc.	3,454	133,704
East West Banking Corp. (Philippines)*	42,300	22,545
Espirito Santo Financial Group SA (Portugal)*	11,519	—
Far Eastern International Bank (Taiwan)	170,318	56,504
Fifth Third Bancorp	22,175	451,816
First Financial Holding Co. Ltd. (Taiwan)	401,169	235,237
First Niagara Financial Group, Inc.	17,216	145,131
First Republic Bank	3,682	191,906
FirstMerit Corp.	9,885	186,728
FNB Corp.	8,038	107,066
Fukuoka Financial Group, Inc. (Japan)	60,000	309,328
Fulton Financial Corp.	9,510	117,544
Getin Noble Bank SA (Poland)*	49,869	30,689
Glacier Bancorp, Inc.	2,858	79,367
Grupo Aval Acciones y Valores (Colombia)	20,308	11,152
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	55,700	143,764
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock)	43,700	91,347
Grupo Security SA (Chile)	207,871	73,949
Gunma Bank Ltd. (The) (Japan)	27,000	175,217
Hachijuni Bank Ltd. (The) (Japan)	36,000	231,249
Hancock Holding Co.	4,390	134,773

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Hang Seng Bank Ltd. (Hong Kong)	17,400	$289,196
Higo Bank Ltd. (The) (Japan)	21,000	111,226
Hiroshima Bank Ltd. (The) (Japan)	40,000	190,385
Hokkoku Bank Ltd. (The) (Japan)	89,000	285,338
Hokuhoku Financial Group, Inc. (Japan)	96,000	193,588
Hong Leong Bank Bhd (Malaysia)	16,100	64,372
HSBC Holdings PLC (United Kingdom)	637,004	6,019,546
Hua Nan Financial Holdings Co. Ltd. (Taiwan)	407,880	228,112
Huishang Bank Corp. Ltd. (China) (Class H Stock)	565,000	254,060
Hyakugo Bank Ltd. (The) (Japan)	21,000	86,637
Hyakujushi Bank Ltd. (The) (Japan)	25,000	81,664
Iberiabank Corp.	1,613	104,603
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	4,256,000	3,107,699
ING Bank Slaski SA (Poland)	1,145	45,243
Intercorp Financial Services, Inc. (Peru)	323	9,819
Itau Unibanco Holding SA (Brazil)	4,892	59,443
Itausa - Investimentos Itau SA (Brazil)	16,742	61,093
Iyo Bank Ltd. (The) (Japan)	19,300	209,033
Joyo Bank Ltd. (The) (Japan)	30,000	148,557
Juroku Bank Ltd. (The) (Japan)	24,000	84,947
Kagoshima Bank Ltd. (The) (Japan)	19,000	119,237
Keiyo Bank Ltd. (The) (Japan)	18,000	100,450
Kiatnakin Bank PCL (Thailand)	26,700	32,056
King’s Town Bank (Taiwan)	64,000	66,303
Kiyo Bank Ltd. (The) (Japan)	4,100	52,542
Komercni Banka A/S (Czech Republic)	578	118,953
Laurentian Bank of Canada (Canada)	8,549	367,700
LH Financial Group PCL (Thailand)	1,035,200	61,617
Luzerner Kantonalbank AG (Switzerland)	424	149,471
M&T Bank Corp.(a)	3,164	397,462
Malayan Banking Bhd (Malaysia)	82,300	215,529
MB Financial, Inc.	2,850	93,651
Mega Financial Holding Co. Ltd. (Taiwan)	464,932	358,691
Metropolitan Bank & Trust (Philippines)	4,770	8,795
Mizrahi Tefahot Bank Ltd. (Israel)*	14,494	151,686
Mizuho Financial Group, Inc. (Japan)	1,295,500	2,171,651
Musashino Bank Ltd. (The) (Japan)	3,000	99,710
Nanto Bank Ltd. (The) (Japan)	14,000	48,043
National Australia Bank Ltd. (Australia)	42,068	1,147,206
National Bank of Canada (Canada)	8,600	365,970
National Bank of Greece SA (Greece)*	49,558	86,986
Nedbank Group Ltd. (South Africa)	5,285	113,180
Nishi-Nippon City Bank Ltd. (The) (Japan)	239,000	687,685
Nordea Bank AB (Sweden)	96,402	1,115,929
North Pacific Bank Ltd. (Japan)	36,900	142,455
Ogaki Kyoritsu Bank Ltd. (The) (Japan)	32,000	96,485
Oita Bank Ltd. (The) (Japan)	14,000	49,443
Old National Bancorp	7,707	114,680
OTP Bank PLC (Hungary)	11,497	165,839
Oversea-Chinese Banking Corp. Ltd. (Singapore)	86,905	683,766
PacWest Bancorp	1,754	79,737
Pinnacle Financial Partners, Inc.	979	38,710
PNC Financial Services Group, Inc. (The)	15,603	1,423,462
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	31,620	317,398
Prosperity Bancshares, Inc.	2,501	138,455

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Public Bank Bhd (Malaysia)	30,100	$157,251
Qatar International Islamic Bank (Qatar)	1,298	28,688
Qatar Islamic Bank SAQ (Qatar)	1,711	47,082
Qatar National Bank SAQ (Qatar)	5,015	291,307
Resona Holdings, Inc. (Japan)	111,900	565,263
RHB Capital Bhd (Malaysia)	38,000	82,814
Rizal Commercial Banking Corp. (Philippines)	37,500	40,040
Royal Bank of Canada (Canada)	28,800	1,989,079
San-In Godo Bank Ltd. (The) (Japan)	17,000	127,831
Security Bank Corp. (Philippines)	13,830	46,845
Senshu Ikeda Holdings, Inc. (Japan)	20,100	91,153
Seven Bank Ltd. (Japan)	9,200	38,617
Shiga Bank Ltd. (The) (Japan)	17,000	90,565
Shizuoka Bank Ltd. (The) (Japan)	36,000	329,195
Signature Bank*	1,290	162,488
Sociedad Matriz Banco de Chile (Chile) (Class B Stock)	143,959	42,649
Sparebank 1 Nord Norge (Norway)	1,132	6,060
SpareBank 1 SMN (Norway)	11,692	91,358
SpareBank 1 SR Bank ASA (Norway)	8,363	58,910
St Galler Kantonalbank AG (Switzerland)	277	100,580
Standard Bank Group Ltd. (South Africa)	35,699	439,983
Sterling Bancorp	5,814	83,605
Sumitomo Mitsui Financial Group, Inc. (Japan)	67,200	2,429,463
Suruga Bank Ltd. (Japan)	5,100	93,723
Svenska Handelsbanken AB (Sweden) (Class A Stock)	12,792	598,510
Sydbank A/S (Denmark)*	5,214	160,402
Ta Chong Bank Ltd. (Taiwan)*	194,000	64,603
Taichung Commercial Bank (Taiwan)	222,204	71,881
Taishin Financial Holding Co. Ltd. (Taiwan)	430,000	176,522
Taiwan Business Bank (Taiwan)*	466,460	135,136
Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)	559,650	287,696
Thanachart Capital PCL (Thailand)	45,800	44,199
Tisco Financial Group PCL (Thailand)	25,300	32,682
TMB Bank PCL (Thailand)	884,900	78,538
Tochigi Bank Ltd. (The) (Japan)	9,000	39,884
Toho Bank Ltd. (The) (Japan)	20,000	67,346
Tokyo TY Financial Group, Inc. (Japan)*	2,000	55,852
TOMONY Holdings, Inc. (Japan)	13,900	59,522
Toronto-Dominion Bank (The) (Canada)	42,100	2,011,509
Trustmark Corp.	6,856	168,246
Turkiye Garanti Bankasi A/S (Turkey)	70,781	284,337
Turkiye Sinai Kalkinma Bankasi A/S (Turkey)	31,985	27,522
U.S. Bancorp	38,922	1,749,544
UMB Financial Corp.	1,197	68,097
Umpqua Holdings Corp.	5,021	85,407
Union Bank of Philippines, Inc. (Philippines)	13,464	20,029
Union Bank of Taiwan (Taiwan)*	191,922	62,581
Unione di Banche Italiane ScpA (Italy)	85,384	610,690
United Bankshares, Inc.	2,594	97,145
United Overseas Bank Ltd. (Singapore)	41,000	756,616
Valiant Holding AG (Switzerland)	1,474	122,389
Valley National Bancorp(a)	4,717	45,802
ViewPoint Financial Group, Inc.	1,826	43,550
Wells Fargo & Co.	115,138	6,311,865

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Westpac Banking Corp. (Australia)	50,238	$1,351,191
Wintrust Financial Corp.	2,031	94,970
Yamaguchi Financial Group, Inc. (Japan)	26,000	267,206
Yamanashi Chuo Bank Ltd. (The) (Japan)	13,000	52,611

		78,496,663

Beverages — 0.5%
AMBEV SA (Brazil), ADR	34,200	212,724
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)*	4,789	46,504
Anheuser-Busch InBev NV (Belgium)	16,497	1,856,600
Arca Continental SAB de CV (Mexico)*	11,300	71,490
Asahi Group Holdings Ltd. (Japan)	12,600	389,810
Britvic PLC (United Kingdom)	7,558	79,046
Brown-Forman Corp. (Class B Stock)	1,575	138,348
Carlsberg A/S (Denmark) (Class B Stock)	4,958	380,774
Carlsberg Brewery Malaysia Bhd (Malaysia)	1,500	5,015
Cia Cervecerias Unidas SA (Chile)	2,631	24,887
Coca-Cola Amatil Ltd. (Australia)	11,539	87,120
Coca-Cola Co. (The)	63,913	2,698,407
Coca-Cola East Japan Co. Ltd. (Japan)	2,800	42,752
Coca-Cola Enterprises, Inc.	5,054	223,488
Coca-Cola Femsa SAB de CV (Mexico), ADR	640	55,373
Coca-Cola Icecek A/S (Turkey)	1,114	24,093
Coca-Cola West Co. Ltd. (Japan)	4,800	66,191
Constellation Brands, Inc. (Class A Stock)*	2,941	288,718
Cott Corp. (Canada)	4,700	32,404
Davide Campari-Milano SpA (Italy)	6,769	42,252
Diageo PLC (United Kingdom)	38,063	1,090,396
Distell Group Ltd. (South Africa)	643	7,557
Dr. Pepper Snapple Group, Inc.	4,156	297,902
Fomento Economico Mexicano SAB de CV (Mexico), ADR*	7,070	622,372
Fraser & Neave Holdings Bhd (Malaysia)	2,700	13,442
Heineken Holding NV (Netherlands)	1,951	122,136
Heineken NV (Netherlands)	2,993	212,527
Hey Song Corp. (Taiwan)	42,000	50,139
Hite Jinro Co. Ltd. (South Korea)*	2,810	59,034
Ito En Ltd. (Japan)	3,400	61,577
Kirin Holdings Co. Ltd. (Japan)	28,600	355,381
Molson Coors Brewing Co. (Class B Stock)	5,816	433,408
Monster Beverage Corp.*	1,703	184,520
PepsiCo, Inc.	25,317	2,393,976
Pernod Ricard SA (France)	6,038	671,051
Remy Cointreau SA (France)	727	48,505
SABMiller PLC (United Kingdom)	19,146	998,105
Sapporo Holdings Ltd. (Japan)	19,000	80,293
Suntory Beverage & Food Ltd. (Japan)	900	31,094
Takara Holdings, Inc. (Japan)	7,000	45,401
Thai Beverage PCL (Thailand)	130,000	67,476
Tibet 5100 Water Resources Holdings Ltd. (Hong Kong)	83,000	31,468
Treasury Wine Estates Ltd. (Australia)	22,125	85,397
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	8,000	53,960
Vina Concha y Toro SA (Chile)	14,951	29,234

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages (continued)
Yantai Changyu Pioneer Wine Co. Ltd. (China) (Class B Stock)	11,400	$37,627

		14,849,974

Biotechnology — 0.2%
Actelion Ltd. (Switzerland)*	5,417	623,611
Amgen, Inc.	11,710	1,865,286
Celgene Corp.*	10,796	1,207,641
CSL Ltd. (Australia)	4,513	317,019
Cubist Pharmaceuticals, Inc.*	824	82,936
Gilead Sciences, Inc.*	20,463	1,928,842
Grifols SA (Spain)	1,799	71,787
Myriad Genetics, Inc.*(a)	1,690	57,561
Sirtex Medical Ltd. (Australia)	8,786	202,378
United Therapeutics Corp.*(a)	1,116	144,511
Vertex Pharmaceuticals, Inc.*	839	99,673

		6,601,245

Building Products — 0.1%
Aica Kogyo Co. Ltd. (Japan)	4,100	84,669
Asahi Glass Co. Ltd. (Japan)	47,000	228,804
Assa Abloy AB (Sweden) (Class B Stock)	6,250	330,103
Bolina Holding Co. Ltd. (China)	94,000	37,941
Central Glass Co. Ltd. (Japan)	21,000	76,160
Dynasty Ceramic PCL (Thailand)	10,400	17,834
Geberit AG (Switzerland)	1,600	541,285
Goldsun Development & Construction Co. Ltd. (Taiwan)*	120,000	41,939
LG Hausys Ltd. (South Korea)*	602	88,388
LIXIL Group Corp. (Japan)	7,800	164,157
Nichiha Corp. (Japan)	2,900	28,694
Noritz Corp. (Japan)	3,500	57,248
Sankyo Tateyama, Inc. (Japan)	1,700	31,107
Sanwa Holdings Corp. (Japan)	10,000	69,712
TOTO Ltd. (Japan)	7,000	81,429
Trakya Cam Sanayii A/S (Turkey)	19,110	28,112
Xxentria Technology Materials Corp. (Taiwan)*	4,251	12,188
Yuanda China Holdings Ltd. (China)	144,000	8,266

		1,928,036

Capital Markets — 0.2%
Administradora de Fondos de Pensiones
Habitat SA (Chile)	26,287	39,431
Alaris Royalty Corp. (Canada)	1,100	33,479
Ashmore Group PLC (United Kingdom)(a)	100,627	435,779
Aurelius AG (Germany)	2,181	82,543
Banca Generali SpA (Italy)	1,231	34,238
Bank of New York Mellon Corp. (The)	27,320	1,108,372
Brait SE (South Africa)*	9,027	61,109
CETIP SA - Mercados Organizados (Brazil)	3,000	36,340
China Bills Finance Corp. (Taiwan)	93,000	33,059
China Cinda Asset Management Co. Ltd. (China) (Class H Stock)*	506,000	245,033
CI Financial Corp. (Canada)	3,300	91,717
Close Brothers Group PLC (United Kingdom)	28,480	658,119
Coronation Fund Managers Ltd. (South Africa)	2,773	27,443
Daishin Securities Co. Ltd. (South Korea)*	6,000	51,476

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
GIMV NV (Belgium)	2,976	$136,969
Grupo BTG Pactual (Brazil), UTS	5,900	62,480
Guoco Group Ltd. (Hong Kong)	6,000	70,364
Hargreaves Lansdown PLC (United Kingdom)	2,920	45,689
IGM Financial, Inc. (Canada)	2,600	103,637
Jih Sun Financial Holdings Co. Ltd. (Taiwan)	79,883	21,008
Julius Baer Group Ltd. (Switzerland)*	19,000	867,502
Jupiter Fund Management PLC (United Kingdom)	121,920	688,464
LPL Financial Holdings, Inc.	1,884	83,932
Macquarie Korea Infrastructure Fund (South Korea)	18,570	115,730
Masterlink Securities Corp. (Taiwan)	110,308	34,744
Mediobanca SpA (Italy)	24,598	199,872
Northern Trust Corp	4,886	329,316
OSK Holdings Bhd (Malaysia)	78,800	45,574
Partners Group Holding AG (Switzerland)	298	86,699
Peregrine Holdings Ltd. (South Africa)	12,633	25,308
President Securities Corp. (Taiwan)	63,000	33,039
Ratos AB (Sweden) (Class B Stock)	11,976	71,960
SEI Investments Co.	2,700	108,108
SVG Capital PLC (United Kingdom)*	8,894	61,299
Waterland Financial Holdings Co. Ltd. (Taiwan)	238,784	63,064

		6,192,896

Chemicals — 0.6%
ADEKA Corp. (Japan)	8,100	95,886
Aeci Ltd. (South Africa)	2,990	34,569
Air Liquide SA (France)	5,905	730,685
Air Products & Chemicals, Inc.	2,312	333,460
Air Water, Inc. (Japan)	6,000	95,037
Airgas, Inc.	1,100	126,698
Akzo Nobel NV (Netherlands)	4,947	342,284
Alent PLC (United Kingdom)	63,563	316,124
American Vanguard Corp.	1,159	13,468
Asahi Kasei Corp. (Japan)	43,000	392,265
Asia Plastic Recycling Holding Ltd. (Taiwan)	9,751	11,083
Asia Polymer Corp. (Taiwan)	15,000	11,404
BASF SE (Germany)	19,387	1,626,204
Batu Kawan Bhd (Malaysia)	15,200	75,317
Calgon Carbon Corp.*	1,719	35,721
China BlueChemical Ltd. (China) (Class H Stock)	116,000	41,027
China Petrochemical Development Corp. (Taiwan)*	190,000	68,984
China Sanjiang Fine Chemicals Co. Ltd. (China)	67,000	21,427
China Steel Chemical Corp. (Taiwan)	1,000	4,885
China Synthetic Rubber Corp. (Taiwan)	30,000	31,103
Chr. Hansen Holding A/S (Denmark)	1,379	61,094
Chugoku Marine Paints Ltd. (Japan)	8,000	67,511
Croda International PLC (United Kingdom)	2,333	96,293
Daicel Corp. (Japan)	54,000	630,746
Denki Kagaku Kogyo KK (Japan)	125,000	457,822
DuluxGroup Ltd. (Australia)	18,009	84,749
E.I. du Pont de Nemours & Co.	13,096	968,318
Earth Chemical Co. Ltd. (Japan)	1,500	50,074
Ecolab, Inc.	3,021	315,755

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Eternal Chemical Co. Ltd. (Taiwan)	33,990	$34,472
Formosa Chemicals & Fibre Corp. (Taiwan)	103,890	218,993
Formosa Plastics Corp. (Taiwan)	130,600	297,559
Fufeng Group Ltd. (China)	435,000	187,485
Fujimi, Inc. (Japan)	4,000	58,130
Fujimori Kogyo Co. Ltd. (Japan)	1,600	44,641
Givaudan SA (Switzerland)*	119	213,469
Grand Pacific Petrochemical (Taiwan)	39,000	20,767
Grupa Azoty SA (Poland)	1,330	23,759
Gubre Fabrikalari TAS (Turkey)	6,279	13,468
Hitachi Chemical Co. Ltd. (Japan)	4,600	81,267
Ho Tung Chemical Corp. (Taiwan)*	60,900	21,189
Huabao International Holdings Ltd. (Hong Kong)	113,000	92,088
International Flavors & Fragrances, Inc.	1,587	160,858
K+S AG (Germany)	6,280	173,298
Kaneka Corp. (Japan)	15,000	80,373
Kansai Paint Co. Ltd. (Japan)	8,000	123,936
Kolon Industries, Inc. (South Korea)*	744	32,727
Koninklijke DSM NV (Netherlands)	5,479	334,181
Koninklijke Ten Cate NV (Netherlands)	2,282	51,355
Kuraray Co. Ltd. (Japan)	14,400	163,610
Kureha Corp. (Japan)	17,000	71,099
Lenzing AG (Austria)	1,080	68,496
Linde AG (Germany)	4,421	814,361
Lintec Corp. (Japan)	3,300	72,946
Methanex Corp. (Canada)	4,055	186,276
Mexichem SAB de CV (Mexico)*	15,200	46,165
Minerals Technologies, Inc.	812	56,393
Mitsui Chemicals, Inc. (Japan)	69,000	195,434
Monsanto Co.	6,538	781,095
Nan Ya Plastics Corp. (Taiwan)	146,800	302,710
Nantex Industry Co. Ltd. (Taiwan)	12,480	6,332
Nihon Nohyaku Co. Ltd. (Japan)	3,000	34,514
Nippon Kayaku Co. Ltd. (Japan)	6,000	74,619
Nippon Paint Holdings Co. Ltd. (Japan)	4,000	115,912
Nippon Shokubai Co. Ltd. (Japan)	8,000	104,800
NOF Corp. (Japan)	11,000	69,507
Novozymes A/S (Denmark) (Class B Stock)	3,174	133,605
Nufarm Ltd. (Australia)	8,936	34,363
OCI Materials Co. Ltd. (South Korea)*	4,451	206,506
Omnia Holdings Ltd. (South Africa)	1,680	26,320
Orica Ltd. (Australia)	8,290	127,033
Petkim Petrokimya Holding A/S (Turkey)	17,470	29,478
Petronas Chemicals Group Bhd (Malaysia)	47,400	73,718
Phosagro OAO (Russia), GDR, RegS	3,328	33,946
Potash Corp. of Saskatchewan, Inc. (Canada)	14,300	505,510
PPG Industries, Inc.	1,486	343,489
Praxair, Inc.	3,016	390,753
Rayonier Advanced Materials, Inc.	1,075	23,973
Rotam Global Agrosciences Ltd. (Hong Kong)	6,360	11,352
RPM International, Inc.	2,911	147,617
Scotts Miracle-Gro Co. (The) (Class A Stock)	1,122	69,923
Sensient Technologies Corp.	2,659	160,444
Sesoda Corp. (Taiwan)	11,250	13,995
Sherwin-Williams Co. (The)	998	262,514
Shin-Etsu Chemical Co. Ltd. (Japan)	8,900	579,388

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Showa Denko KK (Japan)	64,000	$78,785
Sigma-Aldrich Corp.	1,243	170,627
Sinon Corp. (Taiwan)	25,000	12,732
Sinopec Shanghai Petrochemical Co. Ltd. (China) (Class H Stock)	139,000	40,503
SK Chemicals Co. Ltd. (South Korea)*	1,500	86,877
Solar Applied Materials Technology Co. (Taiwan)	34,000	26,806
Soulbrain Co. Ltd. (South Korea)*	1,333	38,771
Stella Chemifa Corp. (Japan)	2,100	23,000
Sumitomo Bakelite Co. Ltd. (Japan)	20,000	77,728
Symrise AG (Germany)	6,609	398,161
Syngenta AG (Switzerland)	1,737	558,719
Taiyo Nippon Sanso Corp. (Japan)	12,000	132,103
Tikkurila OYJ (Finland)	5,316	92,846
Toagosei Co. Ltd. (Japan)	18,000	71,402
Tokyo Ohka Kogyo Co. Ltd. (Japan)	4,500	137,680
Toray Industries, Inc. (Japan)	48,000	383,519
Toyobo Co. Ltd. (Japan)	37,000	49,600
TSRC Corp. (Taiwan)	24,150	25,836
UPC Technology Corp. (Taiwan)	59,000	21,019
Uralkali PJSC (Russia), GDR, RegS	6,766	79,771
USI Corp. (Taiwan)	35,000	19,277
Valspar Corp. (The)	1,480	127,990
Victrex PLC (United Kingdom)	17,632	568,950
Yara International ASA (Norway)	5,238	233,261
Yingde Gases Group Co. Ltd. (China)	39,500	27,630
Yip’s Chemical Holdings Ltd. (Hong Kong)	52,000	31,661

		19,257,458

Commercial Services & Supplies — 0.2%
ABM Industries, Inc.	2,545	72,914
ADT Corp. (The)(a)	6,748	244,480
Aeon Delight Co. Ltd. (Japan)	100	2,330
Babcock International Group PLC (United Kingdom)	10,158	166,411
Bilfinger SE (Germany)	2,463	137,680
Blue Label Telecoms Ltd. (South Africa)	33,144	25,255
Brady Corp. (Class A Stock)	2,528	69,116
Brambles Ltd. (Australia)	20,876	179,831
Cabcharge Australia Ltd. (Australia)	10,040	37,157
Cintas Corp.	2,146	168,332
Civeo Corp.	2,535	10,419
Clean Harbors, Inc.*	1,762	84,664
Cleanaway Co. Ltd. (Taiwan)	1,000	4,612
Copart, Inc.*	2,663	97,173
Covanta Holding Corp.	3,339	73,491
Dai Nippon Printing Co. Ltd. (Japan)	27,000	243,177
Daiseki Co. Ltd. (Japan)	2,700	46,647
Duskin Co. Ltd. (Japan)	4,300	63,144
G4S PLC (United Kingdom)	38,821	167,460
Gategroup Holding AG (Switzerland)*	23,022	656,934
Healthcare Services Group, Inc.(a)	710	21,960
Intrum Justitia AB (Sweden)	3,671	108,726
Kaba Holding AG (Switzerland) (Class B Stock)*	207	103,949
Kokuyo Co. Ltd. (Japan)	8,300	61,994
Lassila & Tikanoja OYJ (Finland)	4,596	84,089
Loomis AB (Sweden) (Class B Stock)	716	20,684
Mitie Group PLC (United Kingdom)	16,818	72,573

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Moshi Moshi Hotline, Inc. (Japan)	2,700	$24,920
Nissha Printing Co. Ltd. (Japan)	1,600	26,753
Okamura Corp. (Japan)	4,000	28,156
OYO Corp. (Japan)	18,200	277,228
Park24 Co. Ltd. (Japan)	2,600	38,276
Pilot Corp. (Japan)	500	28,568
Progressive Waste Solutions Ltd. (Canada)	9,329	280,480
Recall Holdings Ltd. (Australia)	4,459	26,048
Regus PLC (United Kingdom)	140,730	454,375
Republic Services, Inc.	8,127	327,112
RPS Group PLC (United Kingdom)	10,713	34,914
S-1 Corp. (South Korea)*	1,202	77,551
Sato Holdings Corp. (Japan)	2,700	61,374
Secom Co. Ltd. (Japan)	4,800	275,782
Securitas AB (Sweden) (Class B Stock)	10,800	130,655
Serco Group PLC (United Kingdom)	18,693	46,820
Societe BIC SA (France)	996	132,393
Sohgo Security Services Co. Ltd. (Japan)	3,700	89,492
Stericycle, Inc.*	1,129	147,989
Taiwan Secom Co. Ltd. (Taiwan)	9,135	23,936
Taiwan Sogo Shin Kong Security Corp. (Taiwan)	15,150	18,842
Team, Inc.*	355	14,363
Toppan Forms Co. Ltd. (Japan)	6,400	64,238
Toppan Printing Co. Ltd. (Japan)	33,000	214,416
Transcontinental, Inc. (Canada) (Class A Stock)	3,800	54,164
Tyco International PLC	6,620	290,353
United Stationers, Inc.	1,251	52,742
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil)	1,300	20,736
Waste Connections, Inc.	3,538	155,637
Waste Management, Inc.	7,394	379,460
YC Co. Ltd. (Taiwan)	41,476	21,260

		6,844,235

Communications Equipment — 0.3%
Accton Technology Corp. (Taiwan)	41,000	20,642
ADTRAN, Inc.	2,532	55,198
Alpha Networks, Inc. (Taiwan)	28,000	15,866
ARRIS Group, Inc.*	4,160	125,590
CalAmp Corp.*	650	11,895
China All Access Holdings Ltd. (Hong Kong)	62,000	23,467
Cisco Systems, Inc.	120,102	3,340,637
Comba Telecom Systems Holdings Ltd. (Hong Kong)	67,100	23,722
Comtech Telecommunications Corp.	1,029	32,434
Denki Kogyo Co. Ltd. (Japan)	9,000	39,786
D-Link Corp. (Taiwan)	56,100	32,696
EchoStar Corp. (Class A Stock)*	1,426	74,865
Ei Towers SpA (Italy)*	5,551	277,882
Emulex Corp.*	5,475	31,043
Gemtek Technology Corp. (Taiwan)	21,000	15,782
Harris Corp.	2,118	152,115
Hitachi Kokusai Electric, Inc. (Japan)	4,000	55,951
InterDigital, Inc.	1,012	53,535
Juniper Networks, Inc.	13,333	297,593
Motorola Solutions, Inc.	4,025	269,997
Pace PLC (United Kingdom)	12,234	65,596

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
QUALCOMM, Inc.	31,311	$2,327,347
Sercomm Corp. (Taiwan)	9,000	20,152
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	84,054	1,017,735
Trigiant Group Ltd. (China)	26,000	4,321
Unizyx Holding Corp. (Taiwan)	37,000	20,644
VTech Holdings Ltd. (Hong Kong)	4,000	57,359
ZTE Corp. (China) (Class H Stock)	20,000	43,274

		8,507,124

Construction & Engineering — 0.2%
Acs Actividades de Construccion y Servicios SA (Spain)	3,671	127,953
Adhi Karya Persero Tbk PT (Indonesia)	66,600	18,612
Arcadis NV (Netherlands)	2,219	66,554
Aveng Ltd. (South Africa)*	17,225	26,124
Baoye Group Co. Ltd. (China) (Class H Stock)	34,000	19,949
BES Engineering Corp. (Taiwan)	129,000	32,288
Bouygues SA (France)	6,743	243,478
Cardno Ltd. (Australia)(a)	8,681	24,039
Chien Kuo Construction Co. Ltd. (Taiwan)	91,000	33,017
China Communications Construction Co. Ltd. (China) (Class H Stock)	363,000	434,733
China Machinery Engineering Corp. (China) (Class H Stock)	57,000	43,538
China WindPower Group Ltd. (Hong Kong)*	510,000	26,996
Chung Hsin Electric & Machinery Manufacturing Corp. (Taiwan)*	18,375	11,796
Cie d’Entreprises CFE (Belgium)	5,424	555,758
COMSYS Holdings Corp. (Japan)	6,300	86,183
Consolidated Infrastructure Group Ltd. (South Africa)*	8,237	20,643
Continental Holdings Corp. (Taiwan)	111,300	41,956
Cosco International Holdings Ltd. (China)	32,000	13,051
CTCI Corp. (Taiwan)	19,000	30,299
DA CIN Construction Co. Ltd. (Taiwan)	2,000	1,288
Ellaktor SA (Greece)*	9,126	23,398
Ferrovial SA (Spain)	8,130	160,716
Galliford Try PLC (United Kingdom)	3,321	66,366
GEK Terna Holding Real Estate Construction SA (Greece)*	6,753	15,444
Grana y Montero SAA (Peru)	18,828	45,877
Hazama Ando Corp. (Japan)	5,500	35,357
Implenia AG (Switzerland)*	9,105	528,343
Interserve PLC (United Kingdom)	10,049	86,725
JGC Corp. (Japan)	5,000	102,934
Kajima Corp. (Japan)	33,000	135,707
Kandenko Co. Ltd. (Japan)	10,000	57,392
Kinden Corp. (Japan)	10,000	101,007
Kumagai Gumi Co. Ltd. (Japan)*	11,000	35,223
Kyowa Exeo Corp. (Japan)	6,900	73,586
Maeda Corp. (Japan)	10,000	81,541
Maeda Road Construction Co. Ltd. (Japan)	4,000	59,333
Metallurgical Corp. of China Ltd. (China) (Class H Stock)	148,000	48,941
Mirait Holdings Corp. (Japan)	5,400	61,267
Mota-Engil Africa NV (South Africa)*	26	225
Murray & Roberts Holdings Ltd. (South Africa)	10,732	19,724

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering (continued)
Nippo Corp. (Japan)	3,000	$48,765
Nippon Densetsu Kogyo Co. Ltd. (Japan)	3,000	40,184
Nippon Road Co. Ltd. (The) (Japan)	7,000	34,502
Obayashi Corp. (Japan)	25,000	161,155
OCI NV (Netherlands)*	1,555	54,067
Penta-Ocean Construction Co. Ltd. (Japan)	14,000	47,765
Promotora y Operadora de Infraestructura SAB de CV (Mexico)*	3,700	44,487
Quanta Services, Inc.*	6,035	171,334
Raito Kogyo Co. Ltd. (Japan)	2,800	24,330
Raubex Group Ltd. (South Africa)	6,508	12,349
Rich Development Co. Ltd. (Taiwan)	66,000	29,150
Salini Impregilo SpA (Italy)*	12,346	44,821
Shimizu Corp. (Japan)	19,000	129,049
SHO-BOND Holdings Co. Ltd. (Japan)	700	27,370
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	148,500	99,944
Skanska AB (Sweden) (Class B Stock)	9,129	196,003
Strabag SE (Austria)	2,500	54,982
Sumitomo Densetsu Co. Ltd. (Japan)	2,400	29,669
Surya Semesta Internusa Tbk PT (Indonesia)	312,600	26,816
Taikisha Ltd. (Japan)	2,000	43,509
Taisei Corp. (Japan)	23,000	130,456
Tekfen Holding A/S (Turkey)*	10,002	24,718
TOA ROAD Corp. (Japan)	5,000	19,214
Toda Corp. (Japan)	15,000	59,160
Totetsu Kogyo Co. Ltd. (Japan)	3,400	77,506
Toyo-Thai Corp. PCL (Thailand)	5,500	3,945
UGL Ltd. (Australia)*	9,446	16,843
United Engineers Ltd. (Singapore)	25,000	55,001
United Integrated Services Co. Ltd. (Taiwan)	13,000	12,408
Vinci SA (France)	13,567	740,794
Wijaya Karya Persero Tbk PT (Indonesia)	77,000	22,726
Wilson Bayly Holmes-Ovcon Ltd. (South Africa)	1,719	17,945
WSP Global, Inc. (Canada)	3,900	117,020
Yokogawa Bridge Holdings Corp. (Japan)	4,000	45,585

		6,260,933

Construction Materials — 0.1%
Asia Cement Corp. (Taiwan)	70,000	86,201
Boral Ltd. (Australia)	48,482	208,053
Buzzi Unicem SpA (Italy)	23,861	302,012
Cementos Argos SA (Colombia)	9,862	42,328
Cementos Pacasmayo SAA (Peru)	19,795	35,212
Chia Hsin Cement Corp. (Taiwan)	20,000	8,947
CRH PLC (Ireland)	27,903	670,943
CSG Holding Co. Ltd. (China) (Class B Stock)	86,000	63,505
CSR Ltd. (Australia)	28,020	88,527
Eternit SA (Brazil)	6,800	8,314
Fletcher Building Ltd. (New Zealand)	52,643	338,415
Grupo Argos SA (Colombia)	8,672	74,806
Imerys SA (France)	796	58,563
Indocement Tunggal Prakarsa Tbk PT (Indonesia)	16,100	32,486
Italcementi SpA (Italy)	3,921	23,358
Lafarge Malaysia Bhd (Malaysia)	10,000	27,914
Magnesita Refratarios SA (Brazil)	9,600	7,476

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials (continued)
PPC Ltd. (South Africa)	8,080	$19,209
Rhi AG (Austria)	921	20,860
Semen Indonesia Persero Tbk PT (Indonesia)	30,800	40,210
Siam City Cement PCL (Thailand)	1,800	23,745
Sumitomo Osaka Cement Co. Ltd. (Japan)	17,000	48,553
Taiheiyo Cement Corp. (Japan)	24,000	75,297
Titan Cement Co. SA (Greece)	1,930	44,770
TPI Polene PCL (Thailand)	661,000	34,356
Union Andina de Cementos SAA (Peru)	22,720	22,343
Universal Cement Corp. (Taiwan)	28,560	23,267

		2,429,670

Consumer Finance — 0.2%
AEON Financial Service Co. Ltd. (Japan)	2,000	39,502
Ally Financial, Inc.*	5,081	120,013
American Express Co.	12,382	1,152,021
Capital One Financial Corp.	17,732	1,463,777
Cash America International, Inc.	1,955	44,222
Compartamos SAB de CV (Mexico)*	26,100	52,452
Credit Saison Co. Ltd. (Japan)	6,600	122,736
Discover Financial Services	8,783	575,199
Encore Capital Group, Inc.*(a)	860	38,184
Enova International, Inc.*	1,788	39,801
First Cash Financial Services, Inc.*	646	35,963
Green Dot Corp. (Class A Stock)*	907	18,584
Navient Corp.	9,678	209,142
Nelnet, Inc. (Class A Stock)	807	37,388
Pocket Card Co. Ltd. (Japan)	52,600	252,475
PRA Group, Inc.*(a)	1,434	83,072
Samsung Card Co. Ltd. (South Korea)*	2,610	104,956
SLM Corp.	21,207	216,099

		4,605,586

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	10,489	115,403
Anadolu Cam Sanayii A/S (Turkey)	22,609	19,337
AptarGroup, Inc.	1,229	82,146
Ball Corp.	3,039	207,169
Bemis Co., Inc.	1,858	84,000
CCL Industries, Inc. (Canada) (Class B Stock)	3,234	350,374
Cheng Loong Corp. (Taiwan)	94,000	38,425
CPMC Holdings Ltd. (China)	29,000	15,782
FP Corp. (Japan)	13,800	442,357
Fuji Seal International, Inc. (Japan)	14,900	434,264
Great China Metal Industry (Taiwan)	14,000	13,542
Greatview Aseptic Packaging Co. Ltd. (Cayman Islands)	25,000	12,842
Huhtamaki OYJ (Finland)	3,513	92,424
Kian Joo Can Factory Bhd (Malaysia)	16,800	14,078
Mayr Melnhof Karton AG (Austria)	769	80,026
Mpact Ltd. (South Africa)	9,822	31,204
Nampak Ltd. (South Africa)	9,124	34,294
Orora Ltd. (Australia)	24,924	39,377
Packaging Corp. of America	2,241	174,910
Rengo Co. Ltd. (Japan)	18,000	74,174
Rexam PLC (United Kingdom)	79,099	556,858
Rock-Tenn Co. (Class A Stock)	4,121	251,299
Silgan Holdings, Inc.	1,608	86,189

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging (continued)
Sonoco Products Co.	3,038	$132,761
Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	17,000	29,896

		3,413,131

Distributors — 0.1%
Canon Marketing Japan, Inc. (Japan)	3,300	55,927
Dah Chong Hong Holdings Ltd. (China)	75,000	40,427
Genuine Parts Co.	3,128	333,351
Inchcape PLC (United Kingdom)	73,064	820,881
LKQ Corp.*	7,894	221,979
Paltac Corp. (Japan)	4,600	52,995
Pool Corp.	996	63,186
Test-Rite International Co. Ltd. (Taiwan)	46,000	30,713
Xinhua Winshare Publishing and Media Co. Ltd. (China) (Class H Stock)	54,000	42,784

		1,662,243

Diversified Consumer Services — 0.1%
Advtech Ltd. (South Africa)	19,058	14,302
Apollo Education Group, Inc.*	2,451	83,604
Benesse Holdings, Inc. (Japan)	4,100	121,659
DeVry Education Group, Inc.	2,103	99,829
Estacio Participacoes SA (Brazil)	2,600	23,298
Graham Holdings Co. (Class B Stock)	113	97,599
Grand Canyon Education, Inc.*	1,557	72,650
H&R Block, Inc.	5,871	197,735
Houghton Mifflin Harcourt Co.*	4,247	87,955
Invocare Ltd. (Australia)	4,714	46,336
Kroton Educacional SA (Brazil)	13,716	79,978
LifeLock, Inc.*	3,264	60,417
Lung Yen Life Service Corp. (Taiwan)	8,000	23,563
Navitas Ltd. (Australia)	66,325	272,587
New Oriental Education & Technology Group, Inc. (China), ADR*	3,600	73,476
Regis Corp.*	2,702	45,286
Service Corp. International	5,930	134,611
TAL Education Group (China), ADR*	10,413	292,501

		1,827,386

Diversified Financial Services — 0.4%
African Bank Investments Ltd. (South Africa)*	34,595	—
ASX Ltd. (Australia)	2,020	60,266
Banque Nationale de Belgique (Belgium)	29	117,307
Berkshire Hathaway, Inc. (Class B Stock)*	39,555	5,939,183
Bolsa de Valores de Colombia (Colombia)	2,203,689	19,473
Bolsa Mexicana de Valores SAB de CV (Mexico)	10,200	18,473
Bolsas y Mercados Espanoles SA (Spain)(g)	2,464	95,432
CBOE Holdings, Inc.	1,544	97,920
CME Group, Inc.	8,605	762,833
Coface SA (France)*	37,033	490,886
Corp. Financiera Alba SA (Spain)	2,315	113,184
Corporacion Financiera Colombiana SA (Colombia)	4,233	71,176
Deutsche Boerse AG (Germany)	3,776	268,330
Element Financial Corp. (Canada)*	18,569	225,999
First Pacific Co. Ltd. (Hong Kong)	116,000	114,550

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
FirstRand Ltd. (South Africa)	35,408	$153,926
Groupe Bruxelles Lambert SA (Belgium)	3,720	317,392
Grupo de Inversiones Suramericana SA (Colombia)	11,261	189,539
Haci Omer Sabanci Holding A/S (Turkey)	34,800	151,057
Hankook Tire Worldwide Co. Ltd. (South Korea)*	2,130	47,155
Hellenic Exchanges - Athens Stock Exchange SA Holding (Greece)*	3,157	17,675
Interactive Brokers Group, Inc. (Class A Stock)	3,487	101,681
Intercontinental Exchange, Inc.	2,410	528,489
Inversiones La Construccion SA (Chile)	2,318	28,097
Investment AB Kinnevik (Sweden) (Class B Stock)	9,631	313,193
Investor AB (Sweden) (Class A Stock)	1,732	62,256
Investor AB (Sweden) (Class B Stock)	15,125	549,912
JSE Ltd. (South Africa)	3,259	34,089
Lundbergforetagen AB (Sweden) (Class B Stock)	2,389	103,263
Marfin Investment Group Holdings SA (Greece)*	67,350	15,326
MarketAxess Holdings, Inc.	783	56,149
McGraw Hill Financial, Inc.	1,556	138,453
Metro Pacific Investments Corp. (Philippines)	421,000	43,017
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	20,200	94,997
Moscow Exchange MICEX-RTS OAO (Russia)*	14,030	13,529
MSCI, Inc.	2,070	98,201
NASDAQ OMX Group, Inc. (The)	3,377	161,961
Onex Corp. (Canada)	1,900	110,324
Pargesa Holding SA (Switzerland)	1,454	112,199
PSG Group Ltd. (South Africa)	4,342	47,951
Remgro Ltd. (South Africa)	11,326	247,775
Singapore Exchange Ltd. (Singapore)	12,000	70,549
Sofina SA (Belgium)	1,774	186,542
Voya Financial, Inc.	6,586	279,115
Warsaw Stock Exchange (Poland)	2,544	32,907
Zenkoku Hosho Co. Ltd. (Japan)	200	5,675

		12,707,406

Diversified Telecommunication Services — 0.7%
Asia Pacific Telecom Co. Ltd. (Taiwan)	62,000	34,120
AT&T, Inc.	127,668	4,288,368
BCE, Inc. (Canada)	3,225	147,898
Belgacom SA (Belgium)	2,290	83,089
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	73,431	130,253
CenturyLink, Inc.	17,336	686,159
China Communications Services Corp. Ltd. (China) (Class H Stock)	210,000	98,195
China Telecom Corp. Ltd. (China) (Class H Stock)	808,000	468,630
China Unicom Hong Kong Ltd. (China)	236,000	316,273
Chorus Ltd. (New Zealand)*	9,368	19,438
Chunghwa Telecom Co. Ltd. (Taiwan)	125,000	370,505
Colt Group SA (United Kingdom)*	19,386	40,184
Com Hem Holding AB (Sweden)*	50,541	408,449

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Consolidated Communications Holdings, Inc.	1,789	$49,788
Deutsche Telekom AG (Germany)	69,214	1,107,450
Elisa OYJ (Finland)	2,476	67,583
Empresa de Telecomunicaciones de Bogota (Colombia)*	37,376	7,974
Frontier Communications Corp.	11,718	78,159
Hellenic Telecommunications Organization SA (Greece)*	5,590	61,125
HKT Trust and HKT Ltd. (Hong Kong)	62,000	80,752
Iliad SA (France)	466	112,044
Inmarsat PLC (United Kingdom)	5,719	70,913
Iridium Communications, Inc.*(a)	3,910	38,123
Jazztel PLC (Spain)*	2,623	39,641
Koninklijke KPN NV (Netherlands)	68,746	217,056
KT Corp. (South Korea)*	9,230	261,001
LG Uplus Corp. (South Korea)*	9,240	96,341
M2 Group Ltd. (Australia)	5,854	38,652
Magyar Telekom Telecommunications PLC (Hungary)*	30,078	38,864
Manitoba Telecom Services, Inc. (Canada)	2,800	65,288
Maroc Telecom SA (Morocco)	6,233	78,070
Netia SA (Poland)	25,777	40,625
Nippon Telegraph & Telephone Corp. (Japan)	25,400	1,297,499
O2 Czech Republic A/S (Czech Republic)	4,492	45,720
Oi SA (Brazil)*(g)	1,540	5,301
Ooredoo QSC (Qatar)	4,555	152,985
Orange Polska SA (Poland)	30,760	71,873
Orange SA (France)	92,881	1,579,605
Portugal Telecom SGPS SA (Portugal)	37,027	38,615
Premiere Global Services, Inc.*	1,423	15,112
Singapore Telecommunications Ltd. (Singapore)	174,000	510,743
SK Broadband Co. Ltd. (South Korea)*	12,348	49,043
Swisscom AG (Switzerland)	404	211,994
TDC A/S (Denmark)	27,135	206,956
Telecom Corp of New Zealand Ltd. (New Zealand)	25,457	61,712
Telecom Italia SpA (Italy)*(a)	460,745	491,380
Telecom Italia SpA-RSP (Italy)	309,517	258,771
Telefonica Brasil SA (Brazil)	1,100	16,507
Telefonica Brasil SA (Brazil), ADR	6,600	116,688
Telefonica Deutschland Holding AG (Germany)*	20,957	111,069
Telefonica SA (Spain)(g)	75,493	1,083,895
Telekom Malaysia Bhd (Malaysia)	44,400	87,164
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	619,600	142,402
Telenor ASA (Norway)	15,600	315,566
TeliaSonera AB (Sweden)	72,250	464,522
Telkom SA SOC Ltd. (South Africa)*	8,586	51,605
Telstra Corp. Ltd. (Australia)	47,883	232,464
TELUS Corp. (Canada)	4,100	147,764
Turk Telekomunikasyon A/S (Turkey)	13,515	42,045
Verizon Communications, Inc.	50,495	2,362,156
Vivendi SA (France)*	37,785	940,491
Xl Axiata Tbk PT (Indonesia)	39,500	15,489

		20,768,146

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities — 0.6%
Acciona SA (Spain)*	1,309	$88,331
Allete, Inc.	2,094	115,463
American Electric Power Co., Inc.	11,338	688,443
Celsia SA ESP (Colombia)	17,439	43,075
CEZ A/S (Czech Republic)	7,610	195,409
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	16,000	117,660
Chubu Electric Power Co., Inc. (Japan)*	40,100	471,216
Chugoku Electric Power Co., Inc. (The) (Japan)	13,200	172,583
Cleco Corp.	1,504	82,028
CLP Holdings Ltd. (Hong Kong)	53,500	463,278
Contact Energy Ltd. (New Zealand)	10,228	50,794
CPFL Energia SA (Brazil), ADR(a)	2,150	29,175
Duke Energy Corp.	19,159	1,600,543
E.CL SA (Chile)	31,436	45,841
Edison International	7,246	474,468
EDP - Energias de Portugal SA (Portugal)	62,643	242,908
EDP - Energias do Brasil SA (Brazil)	7,700	25,983
El Paso Electric Co.	2,026	81,162
Electricite de France SA (France)	8,465	233,028
Elia System Operator SA (Belgium)	1,865	86,848
Emera, Inc. (Canada)	6,900	229,485
Empire District Electric Co. (The)	2,348	69,830
Endesa SA (Spain)	1,829	36,615
Enea SA (Poland)	12,978	55,835
Enel SpA (Italy)	205,379	915,483
Energa SA (Poland)	8,921	58,016
Enersis SA (Chile), ADR	12,623	202,347
Entergy Corp.	4,586	401,183
Equatorial Energia SA (Brazil)	3,500	36,472
EVN AG (Austria)	5,896	71,345
Exelon Corp.	26,194	971,274
First Philippine Holdings Corp. (Philippines)	26,920	53,860
FirstEnergy Corp.	14,798	576,974
Fortis, Inc. (Canada)	4,700	157,611
Fortum OYJ (Finland)	10,810	234,702
Glow Energy PCL (Thailand)	18,500	50,186
Great Plains Energy, Inc.	5,755	163,500
Hawaiian Electric Industries, Inc.	4,594	153,807
Hokkaido Electric Power Co., Inc. (Japan)*	7,800	62,439
Hokuriku Electric Power Co. (Japan)	10,800	137,921
Iberdrola SA (Spain)	144,903	976,757
IDACORP, Inc.	2,371	156,936
Infratil Ltd. (New Zealand)	21,537	50,400
Interconexion Electrica SA ESP (Colombia)	13,623	49,470
Isagen SA ESP (Colombia)	29,361	36,632
ITC Holdings Corp.	3,264	131,964
Kansai Electric Power Co., Inc. (The) (Japan)*	35,900	341,520
Korea Electric Power Corp. (South Korea)*	15,805	609,014
Kyushu Electric Power Co., Inc. (Japan)*	18,500	185,281
Light SA (Brazil)	3,000	19,208
Luz del Sur Saa (Peru)	4,672	16,982
Manila Electric Co. (Philippines)	5,260	30,006
NextEra Energy, Inc.	7,188	764,013
Northeast Utilities	8,449	452,190
OGE Energy Corp.	3,828	135,817
Okinawa Electric Power Co., Inc. (The) (Japan)	1,900	60,127

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Pepco Holdings, Inc.	5,962	$160,557
PGE SA (Poland)	31,815	168,213
Pinnacle West Capital Corp.	2,973	203,086
PNM Resources, Inc.	2,649	78,490
Portland General Electric Co.(a)	2,211	83,642
Power Assets Holdings Ltd. (Hong Kong)	33,500	323,878
PPL Corp.	15,023	545,786
Red Electrica Corp. SA (Spain)	1,500	132,227
Shikoku Electric Power Co., Inc. (Japan)*	6,400	77,630
Southern Co. (The)	16,423	806,534
SSE PLC (United Kingdom)	16,244	410,439
Tauron Polska Energia SA (Poland)	80,276	113,508
Tenaga Nasional Bhd (Malaysia)	80,300	316,258
Terna Rete Elettrica Nazionale SpA (Italy)	1	5
Tohoku Electric Power Co., Inc. (Japan)	20,400	237,384
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	2,700	19,136
TrustPower Ltd. (New Zealand)	18,672	115,064
UIL Holdings Corp.	2,751	119,779
Unitil Corp.	1,234	45,251
Verbund AG (Austria)	2,174	40,260
Westar Energy, Inc.(a)	3,957	163,187
Xcel Energy, Inc.	12,748	457,908
Zespol Elektrowni Patnow Adamow Konin SA (Poland)	3,327	24,714

		18,606,374

Electrical Equipment — 0.1%
AcBel Polytech, Inc. (Taiwan)	10,000	11,048
Areva SA (France)*(a)	3,339	36,536
Babcock & Wilcox Co. (The)	2,715	82,265
China Electric Manufacturing Corp. (Taiwan)*	15,000	5,101
China Ming Yang Wind Power Group Ltd. (Cayman Islands), ADS*	5,900	12,921
Emerson Electric Co.	10,547	651,066
Endo Lighting Corp. (Japan)	1,500	16,350
FSP Technology, Inc. (Taiwan)	20,000	16,406
Futaba Corp. (Japan)	4,600	66,740
Generac Holdings, Inc.*	1,327	62,051
Guodian Technology & Environment Group Corp. Ltd. (China) (Class H Stock)	37,000	5,928
Hangzhou Steam Turbine Co. (China) (Class B Stock)	29,500	31,460
Hong TAI Electric Industrial (Taiwan)	65,000	21,185
HUA ENG Wire & Cable (Taiwan)	47,000	15,205
I-Sheng Electric Wire & Cable Co. Ltd. (Taiwan)	15,000	20,444
Jiangnan Group Ltd. (China)	50,000	8,640
Legrand SA (France)	5,313	278,711
Longwell Co. (Taiwan)	11,000	10,590
Mabuchi Motor Co. Ltd. (Japan)	2,200	87,323
Nidec Corp. (Japan)	3,200	206,674
Nitto Kogyo Corp. (Japan)	3,300	64,144
OSRAM Licht AG (Germany)*	3,748	147,147
Phihong Technology Co. Ltd. (Taiwan)	17,000	9,494
PKC Group OYJ (Finland)	2,207	47,397
Prysmian SpA (Italy)	5,224	95,201
Sensata Technologies Holding NV*	2,081	109,065
SGL Carbon SE (Germany)*	1,755	29,022

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment (continued)
Shanghai Electric Group Co. Ltd. (China) (Class H Stock)	82,000	$43,541
Shihlin Electric & Engineering Corp. (Taiwan)	44,000	54,835
Tech Pro Technology Development Ltd. (Hong Kong)*	86,400	67,953
Teco Electric and Machinery Co. Ltd. (Taiwan)	58,000	54,843
TKH Group NV (Netherlands)	1,579	50,229
Ushio, Inc. (Japan)	7,300	76,023
Well Shin Technology Co. Ltd. (Taiwan)	6,000	9,263

		2,504,801

Electronic Equipment, Instruments & Components — 0.4%
AAC Technologies Holdings, Inc. (China)	16,000	85,092
ACES Electronic Co. Ltd. (Taiwan)	7,000	9,428
Amano Corp. (Japan)	4,800	49,200
Anritsu Corp. (Japan)	6,000	41,739
Anxin-China Holdings Ltd. (Hong Kong)	196,000	12,458
APCB, Inc. (Taiwan)	27,000	20,035
Asia Optical Co., Inc. (Taiwan)*	22,000	27,509
AV Tech Corp. (Taiwan)	8,000	12,659
Azbil Corp. (Japan)	3,300	76,026
Canon Electronics, Inc. (Japan)	2,800	44,303
Celestica, Inc. (Canada)*	27,105	318,457
Cheng Uei Precision Industry Co. Ltd. (Taiwan)	20,000	31,146
Chin-Poon Industrial Co. Ltd. (Taiwan)	14,000	22,250
Chroma ATE, Inc. (Taiwan)	10,000	25,861
Citizen Holdings Co. Ltd. (Japan)	17,300	133,113
Coretronic Corp. (Taiwan)*	20,000	27,126
Daiwabo Holdings Co. Ltd. (Japan)	18,000	31,303
DataTec Ltd. (South Africa)	4,739	22,819
Delta Electronics Thailand PCL (Thailand)	18,400	39,429
Delta Electronics, Inc. (Taiwan)	33,000	195,005
Digital China Holdings Ltd. (Hong Kong)	53,000	49,004
Dolby Laboratories, Inc. (Class A Stock)	1,306	56,315
Domino Printing Sciences PLC (United Kingdom)	4,447	45,745
Elite Material Co. Ltd. (Taiwan)	23,000	29,494
FIH Mobile Ltd. (China)*	508,000	227,773
FLEXium Interconnect, Inc. (Taiwan)	7,699	17,122
FLIR Systems, Inc.	3,225	104,200
Fuji Electronics Co. Ltd. (Japan)	3,400	39,245
FUJIFILM Holdings Corp. (Japan)	27,700	845,226
Fullerton Technology Co. Ltd. (Taiwan)	29,000	23,813
Halma PLC (United Kingdom)	59,043	628,923
Hamamatsu Photonics KK (Japan)	2,300	109,487
Hana Microelectronics PCL (Thailand)	51,100	59,021
Hannstar Board Corp. (Taiwan)*	48,000	20,370
Hirose Electric Co. Ltd. (Japan)	700	81,216
Hitachi Ltd. (Japan)	190,000	1,402,345
Hollysys Automation Technologies Ltd. (China)*	8,376	204,626
Holy Stone Enterprise Co. Ltd. (Taiwan)	18,000	23,461
Hon Hai Precision Industry Co. Ltd. (Taiwan)	529,920	1,463,382
Horiba Ltd. (Japan)	2,300	76,134
Hosiden Corp. (Japan)	7,600	42,327
Hoya Corp. (Japan)	9,600	324,718

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Ichia Technologies, Inc. (Taiwan)	12,000	$11,813
Ingenico (France)	8,192	862,935
Ingram Micro, Inc. (Class A Stock)*	8,114	224,271
ITEQ Corp. (Taiwan)	19,000	14,389
Ju Teng International Holdings Ltd. (Hong Kong)	72,000	35,338
Kapsch TrafficCom AG (Austria)*	1,020	21,549
Keyence Corp. (Japan)	900	401,035
Kingboard Laminates Holdings Ltd. (Hong Kong)	101,500	37,281
Kinko Optical Co. Ltd. (Taiwan)	5,000	3,562
Knowles Corp.*	2,910	68,531
Kyocera Corp. (Japan)	17,200	787,065
Lumax International Corp. Ltd. (Taiwan)	7,000	14,314
Maruwa Co. Ltd. (Japan)	1,100	31,840
Murata Manufacturing Co. Ltd. (Japan)	4,900	534,693
Nam Tai Property, Inc. (China)	2,185	10,379
Nan Ya Printed Circuit Board Corp. (Taiwan)*	16,000	20,883
Nippon Signal Co. Ltd. (The) (Japan)	6,600	69,340
OSI Systems, Inc.*	506	35,810
Promate Electronic Co. Ltd. (Taiwan)	23,000	26,419
RealD, Inc.*	1,586	18,715
Ryosan Co. Ltd. (Japan)	5,700	124,109
Ryoyo Electro Corp. (Japan)	200	2,129
Samsung Electro-Mechanics Co. Ltd. (South Korea)*	2,272	112,339
Samsung SDI Co. Ltd. (South Korea)*	1,934	202,204
Sanshin Electronics Co. Ltd. (Japan)	6,100	41,774
Shimadzu Corp. (Japan)	12,000	122,064
Silitech Technology Corp. (Taiwan)(g)	11,389	8,337
Simplo Technology Co. Ltd. (Taiwan)	9,000	44,356
Sinbon Electronics Co. Ltd. (Taiwan)	6,000	8,333
Smart Metering Systems PLC (United Kingdom)	95,749	589,477
Sunny Optical Technology Group Co. Ltd. (China)	17,000	29,191
SVI PCL (Thailand)	143,900	17,405
Synnex Technology International Corp. (Taiwan)	55,000	79,656
Taiwan Chinsan Electronic Industrial Co. Ltd. (Taiwan)	3,000	4,525
Taiwan PCB Techvest Co. Ltd. (Taiwan)	22,000	35,747
Taiwan Union Technology Corp. (Taiwan)	14,000	11,739
Test Research, Inc. (Taiwan)	14,000	22,499
Toyo Corp. (Japan)	2,800	23,615
TXC Corp. (Taiwan)	15,000	18,064
Unimicron Technology Corp. (Taiwan)	79,000	59,836
Venture Corp. Ltd. (Singapore)	28,000	165,960
Wah Lee Industrial Corp. (Taiwan)	18,000	31,141
Wasion Group Holdings Ltd. (Hong Kong)	22,000	20,423
Weikeng Industrial Co. Ltd. (Taiwan)	38,000	27,709
Wintek Corp. (Taiwan)*	71,000	3,289
WT Microelectronics Co. Ltd. (Taiwan)	22,050	32,282
WUS Printed Circuit Co. Ltd. (Taiwan)	12,000	5,288
Yageo Corp. (Taiwan)*	35,521	56,989
Zebra Technologies Corp. (Class A Stock)*	541	41,879
Zenitron Corp. (Taiwan)	55,000	30,171

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Zhen Ding Technology Holding Ltd. (Taiwan)	13,000	$34,679

		12,336,276

Energy Equipment & Services — 0.1%
Anton Oilfield Services Group (China)	44,000	9,416
Bumi Armada Bhd (Malaysia)	43,200	13,457
BW Offshore Ltd. (Norway)	33,054	33,154
Diamond Offshore Drilling, Inc.(a)	2,811	103,192
Enerflex Ltd. (Canada)	22,410	316,147
Era Group, Inc.*	951	20,114
Eurasia Drilling Co. Ltd. (Russia), GDR	1,466	26,095
Forum Energy Technologies, Inc.*	2,282	47,306
Fred Olsen Energy ASA (Norway)(a)	1,943	17,779
Hilong Holding Ltd. (China)	41,000	9,499
Mullen Group Ltd. (Canada)	17,140	314,386
Ocean Rig UDW, Inc. (Cyprus)	2,802	26,003
Pacific Drilling SA*	2,245	10,417
ProSafe SE (Norway)	16,558	50,884
Saipem SpA (Italy)*(a)	8,306	87,069
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	656	47,630
SEACOR Holdings, Inc.*	1,164	85,915
Seadrill Ltd. (Norway)	10,875	125,826
Shawcor Ltd. (Canada)	5,642	205,905
SPT Energy Group, Inc. (China)	46,000	8,462
Technip SA (France)	3,886	231,480
Tecnicas Reunidas SA (Spain)	14,404	629,594
Tenaris SA (Luxembourg)	10,677	161,339
Tidewater, Inc.	3,165	102,578
Transocean Ltd.(a)	13,024	238,730
Wah Seong Corp. Bhd (Malaysia)	36,743	12,632

		2,935,009

Food & Staples Retailing — 0.7%
Aeon Co. Ltd. (Japan)	37,200	373,841
Ain Pharmaciez, Inc. (Japan)	1,800	51,614
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	9,300	389,755
Almacenes Exito SA (Colombia)	6,755	82,998
Andersons, Inc. (The)	1,198	63,662
Arcs Co. Ltd. (Japan)	2,600	53,672
Axfood AB (Sweden)	1,492	89,060
BIM Birlesik Magazalar A/S (Turkey)	1,956	41,829
Bizim Toptan Satis Magazalari A/S (Turkey)	1,517	12,371
Brasil Pharma SA (Brazil)*	5,600	5,456
Carrefour SA (France)	11,439	348,106
Casey’s General Stores, Inc.	1,167	105,403
Casino Guichard Perrachon SA (France)	2,742	252,167
Cawachi Ltd. (Japan)	2,200	32,606
China Resources Enterprise Ltd. (China)	58,336	121,869
Clicks Group Ltd. (South Africa)	2,583	18,060
Cocokara Fine, Inc. (Japan)	1,500	37,135
Colruyt SA (Belgium)	2,282	106,089
Controladora Comercial Mexicana SAB de CV (Mexico)	3,600	12,732
Cosco Capital, Inc. (Philippines)	29,900	5,745
Cosmos Pharmaceutical Corp. (Japan)	200	27,325
Costco Wholesale Corp.	6,136	869,778
CP ALL PCL (Thailand)	79,100	102,181
CVS Caremark Corp.	30,495	2,936,973

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Delhaize Group SA (Belgium)	4,975	$362,307
Distribuidora Internacional de Alimentacion SA (Spain)	4,456	30,194
E-Mart Co. Ltd. (South Korea)*	740	136,942
Emperia Holding SA (Poland)	984	13,674
Empire Co. Ltd. (Canada) (Class A Stock)	1,900	143,293
Eurocash SA (Poland)	1,549	16,575
FamilyMart Co. Ltd. (Japan)	1,800	67,795
Fresh Market, Inc. (The)*	651	26,821
George Weston Ltd. (Canada)	1,800	155,474
Grupo Comercial Chedraui SA de CV (Mexico)*	13,200	37,845
Heiwado Co. Ltd. (Japan)	4,300	82,995
ICA Gruppen AB (Sweden)	2,628	102,330
J Sainsbury PLC (United Kingdom)(a)	70,241	268,229
Jeronimo Martins SGPS SA (Portugal)	4,795	48,048
Kato Sangyo Co. Ltd. (Japan)	1,600	30,140
Kesko OYJ (Finland) (Class B Stock)	2,476	90,049
Koninklijke Ahold NV (Netherlands)	31,814	565,427
Kroger Co. (The)	11,395	731,673
Kusuri No Aoki Co. Ltd. (Japan)	1,200	65,215
Lawson, Inc. (Japan)	800	48,342
Loblaw Cos. Ltd. (Canada)	4,795	256,589
Magnit PJSC (Russia), GDR, RegS	5,090	230,831
MARR SpA (Italy)	43,487	771,369
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	1,900	54,480
Metcash Ltd. (Australia)(a)	39,502	59,533
Metro AG (Germany)*	4,209	128,660
Metro, Inc. (Canada)	4,100	329,256
Ministop Co. Ltd. (Japan)	4,000	53,080
Mitsubishi Shokuhin Co. Ltd. (Japan)	1,400	30,478
President Chain Store Corp. (Taiwan)	9,000	69,514
Puregold Price Club, Inc. (Philippines)	33,600	28,782
Raia Drogasil SA (Brazil)	3,400	32,424
Safeway, Inc.	5,876	206,365
Seven & I Holdings Co. Ltd. (Japan)	19,700	708,636
Shoprite Holdings Ltd. (South Africa)	5,012	72,537
Siam Makro PCL (Thailand)	20,500	22,587
Sligro Food Group NV (Netherlands)	2,702	102,174
SPAR Group Ltd. (The) (South Africa)	2,871	39,866
Sugi Holdings Co. Ltd. (Japan)	1,200	48,983
Sun Art Retail Group Ltd. (China)	68,500	68,106
Sundrug Co. Ltd. (Japan)	1,300	53,142
Sysco Corp.	10,848	430,557
Taiwan TEA Corp. (Taiwan)	26,000	14,973
Tesco PLC (United Kingdom)	327,396	954,590
Tsuruha Holdings, Inc. (Japan)	1,200	69,436
United Natural Foods, Inc.*	1,279	98,899
UNY Group Holdings Co. Ltd. (Japan)	21,100	107,414
Valor Co. Ltd. (Japan)	5,100	90,329
Walgreens Boots Alliance, Inc.	18,499	1,409,624
Wal-Mart de Mexico SAB de CV (Mexico) (Class V Stock)	83,400	179,307
Wal-Mart Stores, Inc.	40,478	3,476,251
Wesfarmers Ltd. (Australia)	19,201	650,101
Whole Foods Market, Inc.	4,253	214,436
WM Morrison Supermarkets PLC (United Kingdom)	128,153	365,655
Woolworths Ltd. (Australia)	14,823	368,346
Wumart Stores, Inc. (China) (Class H Stock)	26,000	22,204

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
X5 Retail Group NV (Russia), GDR, RegS*	4,410	$53,802

		21,037,111

Food Products — 0.9%
AAK AB (Sweden)	821	43,772
AGV Products Corp. (Taiwan)*	68,000	17,452
Ajinomoto Co., Inc. (Japan)	18,000	335,104
Alicorp SA (Peru)	9,447	22,543
Archer-Daniels-Midland Co.	20,752	1,079,104
Aryzta AG (Switzerland)*	10,457	803,615
Asian Citrus Holdings Ltd. (Hong Kong)*	132,853	15,076
Associated British Foods PLC (United Kingdom)	4,873	238,237
Astra Agro Lestari Tbk PT (Indonesia)	7,500	14,655
Astral Foods Ltd. (South Africa)	2,012	30,421
Austevoll Seafood ASA (Norway)	12,237	75,848
AVI Ltd. (South Africa)	6,144	41,163
B&G Foods, Inc.	889	26,581
Barry Callebaut AG (Switzerland)*	90	92,270
Biostime International Holdings Ltd. (China)	3,000	6,150
Boulder Brands, Inc.*	2,111	23,348
BRF SA (Brazil)	6,400	152,741
Bumitama Agri Ltd. (Indonesia)	22,000	17,334
Bunge Ltd.	6,140	558,187
Calbee, Inc. (Japan)	2,000	68,894
Campbell Soup Co.	2,988	131,472
Changshouhua Food Co. Ltd. (China)	19,000	14,730
Charoen Pokphand Enterprise (Taiwan)	16,800	13,360
Charoen Pokphand Foods PCL (Thailand)	133,000	110,160
China Foods Ltd. (China)*	56,000	19,178
China Mengniu Dairy Co. Ltd. (China)	28,000	115,294
China Minzhong Food Corp. Ltd. (China)	67,000	43,498
China Modern Dairy Holdings Ltd. (China)*	148,000	41,941
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	147	726,837
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	2	115,404
CJ CheilJedang Corp. (South Korea)*	1,467	408,797
Clover Industries Ltd. (South Africa)	13,456	21,656
ConAgra Foods, Inc.	13,302	482,597
Corbion NV (Netherlands)	3,166	52,579
CP Pokphand Co. Ltd. (Hong Kong)	460,000	51,015
Cranswick PLC (United Kingdom)	4,051	87,448
Daesang Corp. (South Korea)*	1,300	39,364
Dairy Crest Group PLC (United Kingdom)	8,950	69,325
Danone SA (France)	13,573	887,379
Darling International, Inc.*	4,159	75,527
Devro PLC (United Kingdom)	9,795	46,253
Dydo Drinco, Inc. (Japan)	1,100	45,777
Ebro Foods SA (Spain)	2,864	47,342
Felda Global Ventures Holdings Bhd (Malaysia)	59,700	37,108
Flowers Foods, Inc.	3,951	75,820
Fresh Del Monte Produce, Inc.	3,150	105,683
Fuji Oil Co. Ltd. (Japan)	3,900	49,851
General Mills, Inc.	11,401	608,015
GFPT PCL (Thailand)	41,100	22,236
Global Bio-Chem Technology Group Co. Ltd. (Hong Kong)*	300,000	9,554
Goodman Fielder Ltd. (Australia)	45,894	23,979

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
GrainCorp Ltd. (Australia) (Class A Stock)	42,804	$287,074
Great Wall Enterprise Co. Ltd. (Taiwan)	55,900	48,598
Greencore Group PLC (Ireland)	29,873	132,692
Gruma SAB de CV (Mexico) (Class B Stock)	5,500	58,647
Grupo Bimbo SAB de CV (Mexico) (Class A Stock)*	28,600	78,897
Grupo Nutresa SA (Colombia)	8,962	107,853
Hain Celestial Group, Inc. (The)*	1,838	107,137
Hershey Co. (The)	1,376	143,008
Hokuto Corp. (Japan)	2,800	46,619
Hormel Foods Corp.	3,226	168,075
House Foods Group, Inc. (Japan)	8,600	148,420
Illovo Sugar Ltd. (South Africa)	11,118	23,437
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	24,100	25,415
Indofood Sukses Makmur Tbk PT (Indonesia)	88,600	48,303
Industrias Bachoco SAB de CV (Mexico) (Class B Stock)*	3,900	16,373
Ingredion, Inc.	2,183	185,206
J.M. Smucker Co. (The)	3,334	336,667
Japfa Comfeed Indonesia Tbk PT (Indonesia)	215,800	16,495
Kagome Co. Ltd. (Japan)	3,000	45,624
Keck Seng Malaysia Bhd (Malaysia)	25,400	38,016
Kellogg Co.	5,150	337,016
Kerry Group PLC (Ireland) (Class A Stock)*	4,221	291,614
Kewpie Corp. (Japan)	5,900	109,990
KEY Coffee, Inc. (Japan)	8,800	122,454
Khon Kaen Sugar Industry PCL (Thailand)	75,800	27,187
Kikkoman Corp. (Japan)	7,000	171,563
Kraft Foods Group, Inc.	9,673	606,110
Kuala Lumpur Kepong Bhd (Malaysia)	10,900	71,077
Kulim Malaysia Bhd (Malaysia)	38,000	32,422
Labixiaoxin Snacks Group Ltd. (China)*	23,000	2,907
Leroy Seafood Group ASA (Norway)	2,155	78,656
Lien Hwa Industrial Corp. (Taiwan)	49,000	31,698
Lotte Confectionery Co. Ltd. (South Korea)*	37	59,947
Lotte Food Co. Ltd. (South Korea)*	82	43,328
M Dias Branco SA (Brazil)	600	20,540
Malindo Feedmill Tbk PT (Indonesia)	54,400	9,355
Maple Leaf Foods, Inc. (Canada)	4,162	69,749
Marfrig Global Foods SA (Brazil)*	10,100	23,177
Marine Harvest ASA (Norway)	10,764	147,794
McCormick & Co., Inc.	2,949	219,111
Megmilk Snow Brand Co. Ltd. (Japan)	5,600	66,847
MEIJI Holdings Co. Ltd. (Japan)	2,400	218,350
Minerva SA (Brazil)*	3,400	12,663
Mondelez International, Inc. (Class A Stock)	43,906	1,594,885
Nestle SA (Switzerland)	67,195	4,898,584
NH Foods Ltd. (Japan)	9,000	196,905
Nichirei Corp. (Japan)	12,000	54,303
Nisshin Seifun Group, Inc. (Japan)	14,520	140,568
Nissin Foods Holdings Co. Ltd. (Japan)	900	42,897
NongShim Co. Ltd. (South Korea)*	246	56,435
Nutreco NV (Netherlands)	2,915	156,462
Oceana Group Ltd. (South Africa)	1,188	10,769
O’Key Group SA (Luxembourg), GDR, RegS	2,724	11,961

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Orion Corp. (South Korea)*	50	$46,165
Orkla ASA (Norway)	17,687	120,404
Parmalat SpA (Italy)	9,940	28,747
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Indonesia)	130,200	19,814
Pioneer Foods Ltd. (South Africa)	3,804	47,025
Post Holdings, Inc.*(a)	1,982	83,026
PPB Group Bhd (Malaysia)	30,100	123,103
Quantum Foods Holdings Ltd. (South Africa)*	3,804	1,042
Rock Field Co. Ltd. (Japan)	2,600	42,301
Salmar ASA (Norway)	3,844	65,438
Sanderson Farms, Inc.(a)	698	58,649
Sao Martinho SA (Brazil)	1,600	21,819
Saputo, Inc. (Canada)	6,300	189,358
Shenguan Holdings Group Ltd. (China)	58,000	19,119
SLC Agricola SA (Brazil)	2,000	10,609
Snyder’s-Lance, Inc.	1,498	45,764
Standard Foods Corp. (Taiwan)	8,720	19,316
Suedzucker AG (Germany)(a)	6,981	100,372
Taisun Enterprise Co. Ltd. (Taiwan)*	18,000	6,805
Tate & Lyle PLC (United Kingdom)	11,829	110,832
Thai Union Frozen Products PCL (Thailand)	38,000	104,529
Thai Vegetable Oil PCL (Thailand)	37,000	23,954
Tiga Pilar Sejahtera Food Tbk (Indonesia)	89,600	15,106
Tiger Brands Ltd. (South Africa)	3,023	95,810
Tingyi Cayman Islands Holding Corp. (China)	38,000	86,356
Tongaat Hulett Ltd. (South Africa)	4,245	63,327
Toyo Suisan Kaisha Ltd. (Japan)	4,000	128,796
TreeHouse Foods, Inc.*	1,519	129,920
TSH Resources Bhd (Malaysia)	32,400	21,314
Tyson Foods, Inc. (Class A Stock)	8,936	358,244
Ulker Biskuvi Sanayi A/S (Turkey)	2,253	17,834
Unilever NV (United Kingdom), CVA	43,775	1,712,383
Unilever PLC (United Kingdom)	30,098	1,222,829
Uni-President China Holdings Ltd. (China)	39,000	35,909
Uni-President Enterprises Corp. (Taiwan)	123,758	195,713
United Plantations Bhd (Malaysia)	1,600	11,210
Vanguarda Agro SA (Brazil)*	4,400	1,688
Vilmorin & Cie SA (France)	597	60,981
Viscofan SA (Spain)	1,089	57,778
Want Want China Holdings Ltd. (China)	115,000	151,146
Warabeya Nichiyo Co. Ltd. (Japan)	3,900	65,610
WH Group Ltd. (Hong Kong)*(g)	147,000	83,831
Wilmar International Ltd. (Singapore)	94,000	229,044
Yakult Honsha Co. Ltd. (Japan)	2,500	131,962
Yamazaki Baking Co. Ltd. (Japan)	10,000	123,393
YuanShengTai Dairy Farm Ltd. (China)*	145,000	14,130

		26,544,059

Gas Utilities — 0.1%
AGL Resources, Inc.	4,088	222,837
APA Group (Australia)	22,691	137,174
Atmos Energy Corp.	2,198	122,516
Aygaz A/S (Turkey)	3,681	15,439
China Gas Holdings Ltd. (Hong Kong)	52,000	81,436
China Oil & Gas Group Ltd. (Hong Kong)	180,000	22,739
China Resources Gas Group Ltd. (China)	22,000	56,856
E1 Corp. (South Korea)*	1,146	71,889

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities (continued)
Empresa de Energia de Bogota SA (Colombia)	26,465	$18,931
Enagas SA (Spain)	14,216	448,388
ENN Energy Holdings Ltd. (China)	16,000	90,517
Gas Natural SDG SA (Spain)	7,810	196,192
Gasco SA (Chile)	1,947	16,679
Hong Kong & China Gas Co. Ltd. (Hong Kong)	96,580	220,042
Korea District Heating Corp. (South Korea)*	772	39,270
Korea Gas Corp. (South Korea)*	1,986	89,307
Laclede Group, Inc. (The)	1,106	58,839
National Fuel Gas Co.	932	64,802
New Jersey Resources Corp.	1,145	70,074
Northwest Natural Gas Co.	1,611	80,389
ONE Gas, Inc.	487	20,074
Osaka Gas Co. Ltd. (Japan)	71,000	265,182
Perusahaan Gas Negara Persero Tbk PT (Indonesia)	28,600	13,840
Petronas Gas Bhd (Malaysia)	7,000	44,364
Piedmont Natural Gas Co., Inc.	1,710	67,391
Questar Corp.	4,823	121,925
Rubis SCA (France)	1,549	88,398
Samchully Co. Ltd. (South Korea)*	728	91,878
Snam SpA (Italy)	30,966	153,258
Southwest Gas Corp.	1,408	87,028
Toho Gas Co. Ltd. (Japan)	15,000	73,386
Tokyo Gas Co. Ltd. (Japan)	70,000	377,697
Towngas China Co. Ltd. (Hong Kong)	64,000	64,692
UGI Corp.	3,963	150,515

		3,743,944

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	25,393	1,143,193
Ansell Ltd. (Australia)	2,741	50,151
Apex Biotechnology Corp. (Taiwan)	4,000	7,381
Asahi Intecc Co. Ltd. (Japan)	10,300	501,934
Baxter International, Inc.	8,534	625,457
Becton, Dickinson and Co.	2,585	359,729
Biosensors International Group Ltd. (Singapore)*	94,000	41,404
Boston Scientific Corp.*	23,153	306,777
C.R. Bard, Inc.	1,094	182,282
CareFusion Corp.*	4,165	247,151
Cochlear Ltd. (Australia)	803	50,659
Coloplast A/S (Denmark) (Class B Stock)	1,535	128,456
Cooper Cos., Inc. (The)	740	119,947
Covidien PLC(g)	5,220	533,902
Cyberonics, Inc.*	319	17,762
DENTSPLY International, Inc.	2,136	113,785
DiaSorin SpA (Italy)	308	12,409
Edwards Lifesciences Corp.*	1,154	146,997
Eiken Chemical Co. Ltd. (Japan)	22,800	369,498
Elekta AB (Sweden) (Class B Stock)(a)	6,517	66,628
Essilor International SA (France)	3,175	354,075
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	17,022	82,988
Getinge AB (Sweden) (Class B Stock)	4,631	105,459
GN Store Nord A/S (Denmark)	13,027	284,612
Golden Meditech Holdings Ltd. (Hong Kong)	108,686	15,367
Greatbatch, Inc.*	1,192	58,766

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Haemonetics Corp.*	1,817	$67,992
Halyard Health, Inc.*	753	34,239
Hartalega Holdings Bhd (Malaysia)	6,400	12,845
Hogy Medical Co. Ltd. (Japan)	900	41,045
Hologic, Inc.*	6,139	164,157
IDEXX Laboratories, Inc.*	710	105,272
Integra Lifesciences Holdings Corp.*	718	38,937
Intuitive Surgical, Inc.*	423	223,742
Kossan Rubber Industries (Malaysia)	15,200	19,378
Masimo Corp.*	1,599	42,118
Medtronic, Inc.	15,157	1,094,335
Mindray Medical International Ltd. (China), ADR	4,800	126,720
Nihon Kohden Corp. (Japan)	1,400	68,987
Nipro Corp. (Japan)	7,200	62,009
Olympus Corp. (Japan)*	3,000	105,091
PW Medtech Group Ltd. (China)*	18,000	8,013
ResMed, Inc.(a)	2,561	143,570
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	52,000	41,977
Sirona Dental Systems, Inc.*	1,069	93,399
Smith & Nephew PLC (United Kingdom)	18,982	342,294
Sonova Holding AG (Switzerland)	847	124,433
Sorin SpA (Italy)*	25,415	59,178
St Shine Optical Co. Ltd. (Taiwan)	1,000	16,315
St. Jude Medical, Inc.	4,146	269,614
Stryker Corp.	4,459	420,617
Supermax Corp. Bhd (Malaysia)	20,400	9,767
Symmetry Surgical, Inc.*	623	4,853
Sysmex Corp. (Japan)	2,000	88,765
Teleflex, Inc.	1,167	133,995
Terumo Corp. (Japan)	7,800	177,031
Thoratec Corp.*	1,497	48,593
Top Glove Corp. Bhd (Malaysia)	10,300	13,310
Varian Medical Systems, Inc.*(a)	1,593	137,810
Volcano Corp.*	1,671	29,877
West Pharmaceutical Services, Inc.	2,408	128,202
William Demant Holding A/S (Denmark)*	759	57,741
Zimmer Holdings, Inc.	3,637	412,509

		10,895,499

Health Care Providers & Services — 0.5%
Acadia Healthcare Co., Inc.*(a)	1,232	75,411
Aetna, Inc.	8,349	741,642
Air Methods Corp.*(a)	700	30,821
Alfresa Holdings Corp. (Japan)	10,800	130,420
AmerisourceBergen Corp.	2,568	231,531
Anthem, Inc.	8,629	1,084,406
Bangkok Chain Hospital PCL (Thailand)	57,500	13,807
Bangkok Dusit Medical Services PCL (Thailand)	67,000	35,027
Banmedica SA (Chile)	10,104	17,980
Bioscrip, Inc.*	1,783	12,463
BML, Inc. (Japan)	1,600	42,519
Bumrungrad Hospital PCL (Thailand)	100	429
Bupa Chile SA (Chile)	20,232	16,569
Cardinal Health, Inc.	5,196	419,473
Catamaran Corp.*	4,100	212,164
Celesio AG (Germany)	1,502	48,411
Centene Corp.*	937	97,307

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Chemed Corp.	435	$45,966
CIGNA Corp.	6,519	670,870
Community Health Systems, Inc.*	2,795	150,706
DaVita HealthCare Partners, Inc.*	2,329	176,398
Diagnosticos da America SA (Brazil)	2,500	10,477
Express Scripts Holding Co.*	16,028	1,357,091
Fleury SA (Brazil)	2,500	15,311
Fresenius Medical Care AG & Co. KGaA (Germany)	5,571	415,803
Fresenius SE & Co. KGaA (Germany)	9,558	496,960
Hanger, Inc.*	1,120	24,528
Health Net, Inc.*	2,125	113,751
Healthways, Inc.*(a)	623	12,385
Henry Schein, Inc.*	1,353	184,211
Humana, Inc.	3,374	484,608
Jintian Pharmaceutical Group Ltd. (China)	43,000	14,660
KPJ Healthcare Bhd (Malaysia)	10,250	10,809
Laboratory Corp. of America Holdings*	1,291	139,299
Leisureworld Sr. Care Corp. (Canada)	5,800	69,842
Life Healthcare Group Holdings Ltd. (South Africa)	7,927	29,284
LifePoint Hospitals, Inc.*	1,853	133,249
Magellan Health, Inc.*	1,182	70,955
McKesson Corp.	3,533	733,380
MD Medical Group Investments PLC (Russia), GDR	1,148	6,314
Mediclinic International Ltd. (South Africa)	3,776	32,685
Medipal Holdings Corp. (Japan)	9,900	115,629
MEDNAX, Inc.*	2,115	139,823
Miraca Holdings, Inc. (Japan)	1,800	77,434
Molina Healthcare, Inc.*	786	42,075
Netcare Ltd. (South Africa)	5,303	17,331
Nichii Gakkan Co. (Japan)	3,800	30,120
Odontoprev SA (Brazil)	4,000	14,837
Omnicare, Inc.	1,845	134,556
Orpea (France)	1,483	92,826
Owens & Minor, Inc.	2,124	74,574
Patterson Cos., Inc.	2,296	110,438
Primary Health Care Ltd. (Australia)	25,303	96,816
Profarma Distribuidora de Produtos Farmaceuticos SA (Brazil)	1,300	4,397
Qualicorp SA (Brazil)*	2,800	29,283
Quest Diagnostics, Inc.(a)	2,771	185,823
Ramsay Health Care Ltd. (Australia)	1,477	68,471
Rhoen Klinikum AG (Germany)	3,807	106,698
Ryman Healthcare Ltd. (New Zealand)	18,429	122,245
Select Medical Holdings Corp.	3,739	53,842
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	38,600	86,914
Ship Healthcare Holdings, Inc. (Japan)	21,200	481,016
Sinopharm Group Co. Ltd. (China) (Class H Stock)	28,400	99,935
Sonic Healthcare Ltd. (Australia)	9,981	150,160
Spire Healthcare Group PLC (United Kingdom)*(g)	79,975	473,667
Suzuken Co. Ltd. (Japan)	3,500	96,682
Synergy Health PLC (United Kingdom)	2,823	91,546
Team Health Holdings, Inc.*	1,236	71,107
Toho Holdings Co. Ltd. (Japan)	3,100	45,138
UnitedHealth Group, Inc.	19,833	2,004,918

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Universal Health Services, Inc. (Class B Stock)	1,560	$173,566
VCA, Inc.*	2,230	108,757
WellCare Health Plans, Inc.*	1,321	108,401

		14,118,947

Health Care Technology
Allscripts Healthcare Solutions, Inc.*	4,441	56,712
Cerner Corp.*	2,915	188,484
HMS Holdings Corp.*	1,300	27,482
M3, Inc. (Japan)	40,100	670,953
Quality Systems, Inc.	803	12,519

		956,150

Hotels, Restaurants & Leisure — 0.4%
Accordia Golf Co. Ltd. (Japan)	4,100	36,956
Ajisen China Holdings Ltd. (Hong Kong)	32,000	24,315
Amaya, Inc. (Canada)*	3,948	97,018
Ambassador Hotel (The) (Taiwan)	24,000	21,538
Aristocrat Leisure Ltd. (Australia)	10,140	53,849
Autogrill SpA (Italy)*	4,597	34,668
Berjaya Sports Toto Bhd (Malaysia)	13,404	13,433
BHG SA - Brazil Hospitality Group (Brazil)*	1,300	8,681
BJ’s Restaurants, Inc.*	851	42,729
Bloomin’ Brands, Inc.*	1,498	37,090
Bob Evans Farms, Inc.	1,195	61,160
Brinker International, Inc.	696	40,848
Carnival Corp.	21,106	956,735
Carnival PLC	17,058	776,065
Central Plaza Hotel PCL (Thailand)	12,400	11,684
Cheesecake Factory, Inc. (The)	1,278	64,296
China Lodging Group Ltd. (Cayman Islands), ADS*	1,300	34,164
China Travel International Investment Hong Kong Ltd. (China)	244,000	84,297
Chipotle Mexican Grill, Inc.*	262	179,342
City Lodge Hotels Ltd. (South Africa)	950	9,867
Compass Group PLC (United Kingdom)	27,740	474,158
Cracker Barrel Old Country Store, Inc.	684	96,280
Crown Resorts Ltd. (Australia)	7,678	78,963
Darden Restaurants, Inc.(a)	2,819	165,278
Doutor Nichires Holdings Co. Ltd. (Japan)	4,200	60,389
Dunkin’ Brands Group, Inc.	1,606	68,496
Echo Entertainment Group Ltd. (Australia)	171,150	525,356
Famous Brands Ltd. (South Africa)	1,229	12,256
Grand Korea Leisure Co. Ltd. (South Korea)	5,173	150,347
Greene King PLC (United Kingdom)	63,521	734,346
Gtech SpA (Italy)	3,509	78,352
HIS Co. Ltd. (Japan)	10,300	290,777
Hotel Shilla Co. Ltd. (South Korea)*	979	81,204
International Meal Co. Holdings SA (Brazil)	2,200	9,932
Intralot SA-Integrated Lottery Systems & Services (Greece)*	3,058	4,015
Jack in the Box, Inc.	1,845	147,526
Jinmao Investments and Jinmao China Investments Holdings Ltd. (Hong Kong)*	12,500	9,430
Jollibee Foods Corp. (Philippines)	5,940	28,396
Kangwon Land, Inc. (South Korea)*	3,070	84,619
Kappa Create Holdings Co. Ltd. (Japan)*	8,200	77,962
Kuoni Reisen Holding AG (Switzerland)*	275	82,759

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Kura Corp. (Japan)	1,400	$39,410
Ladbrokes PLC (United Kingdom)	25,434	43,513
Leofoo Development Co. (Taiwan)*	17,000	6,314
Major Cineplex Group PCL (Thailand)	21,300	17,966
Marriott Vacations Worldwide Corp.	1,456	108,530
Matsuya Foods Co. Ltd. (Japan)	2,300	48,321
McDonald’s Corp.	17,343	1,625,039
Melia Hotels International SA (Spain)(a)	7,520	80,331
Minor International PCL (Thailand)	33,500	33,093
Norwegian Cruise Line Holdings Ltd.*	2,726	127,468
OPAP SA (Greece)	4,987	53,442
Orbis SA (Poland)	833	10,305
Oriental Land Co. Ltd. (Japan)	600	138,368
OUE Ltd. (Singapore)	32,000	49,156
Panera Bread Co. (Class A Stock)*(a)	311	54,363
Papa John’s International, Inc.	1,254	69,973
Plenus Co. Ltd. (Japan)	3,000	53,359
Rank Group PLC (United Kingdom)(g)	1,620	4,082
Resorttrust, Inc. (Japan)	3,000	65,683
Restaurant Brands International LP*	—	12
Restaurant Brands International, Inc. (Canada)*	165	6,442
Restaurant Group PLC (The) (United Kingdom)	11,521	117,446
REXLot Holdings Ltd. (Hong Kong)	500,000	40,239
Saizeriya Co. Ltd. (Japan)	4,600	60,690
Shanghai Jin Jiang International Hotels Group Co. Ltd. (China) (Class H Stock)	48,000	15,281
Shanghai Jinjiang International Travel Co. Ltd. (China)	21,500	55,879
Shangri-La Asia Ltd. (Hong Kong)	72,000	98,660
Six Flags Entertainment Corp.	2,505	108,091
SKYCITY Entertainment Group Ltd. (New Zealand)	45,614	137,810
Sodexo SA (France)	2,390	233,944
Starbucks Corp.	7,647	627,436
Sun International Ltd. (South Africa)	2,918	32,264
Tatts Group Ltd. (Australia)	41,052	115,459
Texas Roadhouse, Inc.	2,874	97,026
Tokyo Dome Corp. (Japan)	9,000	39,539
Tsogo Sun Holdings Ltd. (South Africa)	6,430	16,160
WATAMI Co. Ltd. (Japan)	7,500	69,445
Whitbread PLC (United Kingdom)	3,491	258,356
William Hill PLC (United Kingdom)	22,492	126,385
Wowprime Corp. (Taiwan)	3,030	28,278
Yoshinoya Holdings Co. Ltd. (Japan)	6,400	73,644
Yum! Brands, Inc.	5,417	394,628
Zensho Holdings Co. Ltd. (Japan)	5,600	45,986

		11,277,392

Household Durables — 0.2%
Ability Enterprise Co. Ltd. (Taiwan)	50,000	26,317
AmTRAN Technology Co. Ltd. (Taiwan)	61,000	32,332
Arcelik A/S (Turkey)	7,948	50,891
Bellway PLC (United Kingdom)	20,684	620,348
Berkeley Group Holdings PLC (United Kingdom)	4,852	186,557
Bovis Homes Group PLC (United Kingdom)	5,300	72,580
Casio Computer Co. Ltd. (Japan)	8,700	133,087
Coway Co. Ltd. (South Korea)*	1,171	89,291

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
De’longhi SpA (Italy)	2,892	$52,224
Direcional Engenharia SA (Brazil)	4,600	14,034
Dorel Industries, Inc. (Canada) (Class B Stock)	1,400	48,225
Electrolux AB (Sweden) (Class B Stock)	5,572	162,810
EZ TEC Empreendimentos e Participacoes SA (Brazil)	1,700	14,070
Forbo Holding AG (Switzerland)*	68	68,020
Funai Electric Co. Ltd. (Japan)	5,600	66,835
Garmin Ltd.(a)	2,735	144,490
GUD Holdings Ltd. (Australia)	10,585	62,251
Helbor Empreendimentos SA (Brazil)	2,900	5,182
Helen of Troy Ltd.*	1,358	88,351
Hisense Kelon Electrical Holdings Co. Ltd. (China)*	23,000	20,196
Husqvarna AB (Sweden) (Class B Stock)	15,764	115,873
Iida Group Holdings Co. Ltd. (Japan)	3,734	45,486
Kinpo Electronics (Taiwan)*	72,000	33,115
Leggett & Platt, Inc.	3,996	170,270
LiHOM-CUCHEN Co. Ltd. (South Korea)*	17,729	166,460
Megawide Construction Corp. (Philippines)*	36,512	7,256
Metall Zug AG (Switzerland) (Class B Stock)	39	94,622
Misawa Homes Co. Ltd. (Japan)	2,400	20,401
Newell Rubbermaid, Inc.	3,509	133,658
Nexity SA (France)	17,113	648,757
Nikon Corp. (Japan)	15,800	209,933
NVR, Inc.*	74	94,374
PanaHome Corp. (Japan)	7,000	44,552
Panasonic Corp. (Japan)	48,400	570,076
Persimmon PLC (United Kingdom)*	30,172	736,919
Rinnai Corp. (Japan)	1,100	73,911
Sampo Corp. (Taiwan)	72,000	28,853
Sangetsu Co. Ltd. (Japan)	1,700	41,172
SEB SA (France)	1,209	89,815
Sekisui Chemical Co. Ltd. (Japan)	20,000	240,619
Sekisui House Ltd. (Japan)	33,600	442,108
Skyworth Digital Holdings Ltd. (Hong Kong)	2,116	1,145
Steinhoff International Holdings Ltd. (South Africa)	61,962	316,986
Sumitomo Forestry Co. Ltd. (Japan)	9,900	96,818
Taiwan Sanyo Electric Co. Ltd. (Taiwan)	15,000	14,588
Tamron Co. Ltd. (Japan)	1,200	23,793
Tatung Co. Ltd. (Taiwan)*	234,000	65,882
TCL Multimedia Technology Holdings Ltd. (China)*	42,000	18,856
Token Corp. (Japan)	540	21,788
Tupperware Brands Corp.	1,082	68,166
Welling Holding Ltd. (China)	74,000	14,696

		6,609,039

Household Products — 0.3%
Church & Dwight Co., Inc.	3,473	273,707
Clorox Co. (The)	631	65,756
Colgate-Palmolive Co.	5,492	379,991
Energizer Holdings, Inc.	1,777	228,451
Harbinger Group, Inc.*	2,412	34,154
Henkel AG & Co. KGaA (Germany)	2,002	193,931
Kimberly-Clark Corp.(g)	6,030	696,706
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	16,600	36,106

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products (continued)
LG Household & Health Care Ltd. (South Korea)*	97	$54,980
NVC Lighting Holding Ltd. (China)	119,000	13,680
Pigeon Corp. (Japan)	700	40,814
Procter & Gamble Co. (The)	57,239	5,213,900
PZ Cussons PLC (United Kingdom)	8,548	40,589
Reckitt Benckiser Group PLC (United Kingdom)	12,677	1,026,762
Spectrum Brands Holdings, Inc.	855	81,806
Svenska Cellulosa AB (Sweden) (Class B Stock)	20,734	446,998
Unicharm Corp. (Japan)	4,800	115,052
Unilever Indonesia Tbk PT (Indonesia)	6,100	15,822
Vinda International Holdings Ltd. (Hong Kong)	28,000	41,020

		9,000,225

Independent Power & Renewable Electricity Producers — 0.1%
Aboitiz Power Corp. (Philippines)	47,400	45,081
AES Corp. (The)	7,102	97,795
AES Gener SA (Chile)	92,018	48,905
Akenerji Elektrik Uretim A/S (Turkey)*	24,731	13,496
Algonquin Power & Utilities Corp. (Canada)	7,043	58,439
Beijing Jingneng Clean Energy Co. Ltd. (China) (Class H Stock)	110,000	47,446
Calpine Corp.*	7,118	157,521
China Datang Corp. Renewable Power Co. Ltd. (China) (Class H Stock)	114,000	15,053
China Longyuan Power Group Corp. (China) (Class H Stock)	125,000	128,900
China Power International Development Ltd. (China)	159,000	80,229
China Power New Energy Development Co. Ltd. (China)*	420,000	26,681
China Resources Power Holdings Co. Ltd. (China)	90,000	229,565
Colbun SA (Chile)	201,719	53,702
Datang International Power Generation Co. Ltd. (China) (Class H Stock)	180,000	97,190
Drax Group PLC (United Kingdom)	39,697	284,267
EDP Renovaveis SA (Portugal)	13,235	86,129
Electric Power Development Co. Ltd. (Japan)	6,300	212,883
Empresa Nacional de Electricidad SA (Chile), ADR	2,881	128,896
Enel Green Power SpA (Italy)	47,430	99,374
First Gen Corp. (Philippines)	102,000	57,985
Guangdong Electric Power Development Co. Ltd. (China) (Class B Stock)	74,600	58,971
Huadian Fuxin Energy Corp. Ltd. (China) (Class H Stock)	66,000	30,909
Huadian Power International Corp. Ltd. (China) (Class H Stock)	92,000	79,813
Huaneng Power International, Inc. (China) (Class H Stock)	176,000	237,819
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	152,000	48,758
Montauk Energy Holdings Ltd.*	4,600	1,054
Northland Power, Inc. (Canada)	10,565	139,042
NRG Energy, Inc.	9,772	263,355

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
Ratchaburi Electricity Generating Holding PCL (Thailand)	7,000	$12,500
Taiwan Cogeneration Corp. (Taiwan)	58,000	44,862
Tractebel Energia SA (Brazil)	2,600	33,089
TransAlta Corp. (Canada)	5,600	50,708

		2,970,417

Industrial Conglomerates — 0.5%
3M Co.	9,583	1,574,679
Aboitiz Equity Ventures, Inc. (Philippines)	54,150	63,193
Akfen Holding A/S (Turkey)	724	1,454
Allied Electronics Corp. Ltd. (South Africa) (Class N Stock)	9,825	14,184
Antarchile SA (Chile)	6,065	72,852
Beijing Enterprises Holdings Ltd. (China)	17,000	132,952
Bidvest Group Ltd. (The) (South Africa)	802	20,967
Boustead Holdings Bhd (Malaysia)	27,900	38,379
Cahya Mata Sarawak Bhd (Malaysia)	29,100	32,799
CJ Corp. (South Korea)*	613	86,789
Danaher Corp.	12,410	1,063,661
DCC PLC (Ireland)	3,331	183,382
DMCI Holdings, Inc. (Philippines)	138,150	48,314
Dogan Sirketler Grubu Holding A/S (Turkey)*	59,693	19,332
Enka Insaat ve Sanayi A/S (Turkey)	14,809	33,417
General Electric Co.	244,080	6,167,902
HAP Seng Consolidated Bhd (Malaysia)	40,500	54,128
Hopewell Holdings Ltd. (Hong Kong)	41,000	149,245
Hosken Consolidated Investments Ltd. (South Africa)	3,833	49,257
Hutchison Whampoa Ltd. (Hong Kong)	83,000	948,820
Industries Qatar QSC (Qatar)	1,522	69,305
Jardine Matheson Holdings Ltd. (Hong Kong)	5,318	324,132
Jardine Strategic Holdings Ltd. (Hong Kong)	5,532	189,194
JG Summit Holdings, Inc. (Philippines)	80,160	117,393
KOC Holding A/S (Turkey)	10,330	54,629
Kombassan Holdings A/S (Turkey)*	22,406	24,106
Koninklijke Philips NV (Netherlands)	25,877	750,073
MMC Corp. Bhd (Malaysia)	31,400	21,424
NWS Holdings Ltd. (Hong Kong)	44,000	80,707
Quinenco SA (Chile)	6,202	13,285
Reunert Ltd. (South Africa)	3,974	20,838
Roper Industries, Inc.	1,963	306,915
Samsung Techwin Co. Ltd. (South Korea)*	1,222	26,305
San Miguel Corp. (Philippines)	62,220	102,208
Shanghai Industrial Holdings Ltd. (China)	28,000	83,621
Siemens AG (Germany)	17,546	1,968,734
Sime Darby Bhd (Malaysia)	66,300	174,394
Smiths Group PLC (United Kingdom)	8,875	150,912
Tianjin Development Holdings Ltd. (China)	46,000	33,847
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	25,877	40,191
Yazicilar Holding A/S (Turkey) (Class A Stock)	2,485	20,755

		15,328,674

Insurance — 1.0%
ACE Ltd	10,213	1,173,269
Admiral Group PLC (United Kingdom)	4,300	88,215

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
AIA Group Ltd. (Hong Kong)	208,000	$1,147,217
Alleghany Corp.*	680	315,180
Allied World Assurance Co. Holdings AG	5,946	225,472
Allstate Corp. (The)	14,130	992,633
American Financial Group, Inc.	2,873	174,449
Amlin PLC (United Kingdom)	19,143	141,999
Amtrust Financial Services, Inc.(a)	1,300	73,125
AON PLC	5,254	498,237
Arch Capital Group Ltd.*	3,542	209,332
Argo Group International Holdings Ltd.	1,021	56,635
Arthur J Gallagher & Co.	2,354	110,826
Aspen Insurance Holdings Ltd.	4,914	215,086
Assicurazioni Generali SpA (Italy)	41,997	862,320
Assurant, Inc.	3,246	222,124
Axis Capital Holdings Ltd.	6,001	306,591
Baloise Holding AG (Switzerland)	1,414	180,726
BB Seguridade Participacoes SA (Brazil)	5,800	70,171
Beazley PLC (United Kingdom)	208,131	926,588
Brasil Insurance Participacoes e Administracao SA (Brazil)	2,000	2,558
Brown & Brown, Inc.	2,438	80,235
Cathay Financial Holding Co. Ltd. (Taiwan)	217,000	320,648
Catlin Group Ltd. (United Kingdom)	16,539	172,285
Chubb Corp. (The)	6,976	721,807
Cincinnati Financial Corp.	2,804	145,331
CNinsure, Inc. (China), ADR*	2,600	17,238
CNP Assurances (France)	6,499	115,216
Delta Lloyd NV (Netherlands)	23,947	526,604
Discovery Ltd. (South Africa)	5,537	53,014
Dongbu Insurance Co. Ltd. (South Korea)*	2,080	103,871
Endurance Specialty Holdings Ltd.	2,527	151,216
Euler Hermes Group (France)	725	75,075
Everest Re Group Ltd.	1,965	334,639
Fairfax Financial Holdings Ltd. (Canada)	600	314,398
First American Financial Corp.	5,004	169,636
First Insurance Co. Ltd. (Taiwan)	43,000	21,227
FNF Group	6,291	216,725
Friends Life Group Ltd. (United Kingdom)	55,336	314,267
Gjensidige Forsikring ASA (Norway)	4,737	77,295
Great Eastern Holdings Ltd. (Singapore)	2,000	36,137
Great-West Lifeco, Inc. (Canada)	6,100	176,363
Grupo Catalana Occidente SA (Spain)	1,752	50,526
Hannover Rueck SE (Germany)	2,751	248,172
Hanover Insurance Group, Inc. (The)	2,330	166,176
Hanwha Life Insurance Co. Ltd. (South Korea)*	13,570	102,527
HCC Insurance Holdings, Inc.	4,345	232,544
Hilltop Holdings, Inc.*	3,067	61,187
Hiscox Ltd. (United Kingdom)	12,493	140,069
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	2,940	69,560
Insurance Australia Group Ltd. (Australia)	40,165	203,938
Intact Financial Corp. (Canada)	4,000	288,690
Kemper Corp.	2,112	76,264
Korean Reinsurance Co. (South Korea)*	8,170	79,965
Lancashire Holdings Ltd. (United Kingdom)	12,114	105,733
Liberty Holdings Ltd. (South Africa)	3,639	38,596
LIG Insurance Co. Ltd. (South Korea)*	3,830	94,948
Loews Corp.	13,535	568,741
Long Bon International Co. Ltd. (Taiwan)	33,000	21,041

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Mapfre SA (Spain)	35,154	$118,820
Markel Corp.*	316	215,777
Marsh & McLennan Cos., Inc.	7,789	445,842
Meadowbrook Insurance Group, Inc.(a)	3,125	26,437
Mercuries Life Insurance Co. Ltd. (Taiwan)*	24,066	12,849
Mercury General Corp.	3,142	178,057
MMI Holdings Ltd. (South Africa)	30,742	79,727
Montpelier Re Holdings Ltd. (Bermuda)	3,403	121,895
Muenchener Rueckversicherungs AG (Germany)	6,474	1,289,220
Old Republic International Corp.	7,075	103,507
PartnerRe Ltd.	3,152	359,738
People’s Insurance Co. Group of China Ltd. (China) (Class H Stock)	322,000	149,656
Platinum Underwriters Holdings Ltd.	2,052	150,658
Porto Seguro SA (Brazil)	2,700	30,878
Power Corp. of Canada (Canada)	11,100	303,439
Power Financial Corp. (Canada)	4,300	133,908
Powszechny Zaklad Ubezpieczen SA (Poland)	1,246	170,045
Primerica, Inc.	2,246	121,868
ProAssurance Corp.	2,961	133,689
Progressive Corp. (The)	9,814	264,880
QBE Insurance Group Ltd. (Australia)	31,647	287,367
Rand Merchant Insurance Holdings Ltd. (South Africa)	13,832	48,858
Reinsurance Group of America, Inc.	3,661	320,777
RenaissanceRe Holdings Ltd.	2,146	208,634
RSA Insurance Group PLC (United Kingdom)*	23,160	156,364
Sampo OYJ (Finland) (Class A Stock)	12,032	563,272
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	910	233,885
Samsung Life Insurance Co. Ltd. (South Korea)*	3,568	377,812
Sanlam Ltd. (South Africa)	24,503	147,442
Santam Ltd. (South Africa)	1,165	21,464
SCOR SE (France)	9,212	279,128
Shin Kong Financial Holding Co. Ltd. (Taiwan)	644,416	182,534
Shinkong Insurance Co. Ltd. (Taiwan)	31,000	24,315
Societa Cattolica di Assicurazioni Scrl (Italy)	4,352	30,149
Sony Financial Holdings, Inc. (Japan)	6,600	97,186
St James’s Place PLC (United Kingdom)	64,616	814,738
StanCorp Financial Group, Inc.	1,206	84,251
Stewart Information Services Corp.	1,044	38,670
Sul America SA (Brazil), UTS	4,400	21,369
Suncorp Group Ltd. (Australia)	31,717	362,328
Symetra Financial Corp.	4,839	111,539
Talanx AG (Germany)	2,031	61,880
Thai Reinsurance PCL (Thailand)*	70,900	6,767
Tokio Marine Holdings, Inc. (Japan)	22,800	740,492
Topdanmark A/S (Denmark)*	5,875	190,683
Torchmark Corp.	4,048	219,280
Travelers Cos., Inc. (The)	11,180	1,183,403
Tryg A/S (Denmark)	1,075	120,117
Unipol Gruppo Finanziario SpA (Italy)	12,537	61,902
UnipolSai SpA (Italy)	21,511	57,915
Unum Group	6,384	222,674
Validus Holdings Ltd.	6,480	269,309

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	1,591	$71,108
W.R. Berkley Corp.	4,668	239,282
Willis Group Holdings PLC	3,513	157,418
XL Group PLC (Ireland)	7,737	265,921
Zurich Insurance Group AG (Switzerland)*	4,676	1,461,261

		28,837,041

Internet & Catalog Retail
ASKUL Corp. (Japan)	1,600	28,423
Ctrip.com International Ltd. (China), ADR*(a)	5,005	227,727
HSN, Inc.	631	47,956
Liberty Interactive Corp. (Class A Stock)*	8,716	256,425
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	4,130	111,097
Rakuten, Inc. (Japan)	11,100	154,355
Start Today Co. Ltd. (Japan)	900	18,701

		844,684

Internet Software & Services — 0.4%
21Vianet Group, Inc. (China), ADR*(a)	700	10,829
AOL, Inc.*	2,601	120,088
Baidu, Inc. (China), ADR*	4,100	934,677
Bankrate, Inc.*(a)	2,194	27,271
Bitauto Holdings Ltd. (China), ADR*	200	14,082
Blucora, Inc.*	1,983	27,465
carsales.com Ltd. (Australia)	2,334	19,743
Cimpress NV*	1,154	86,365
Digital River, Inc.*	2,709	66,994
eBay, Inc.*	22,217	1,246,818
Facebook, Inc. (Class A Stock)*	14,020	1,093,840
Google, Inc. (Class A Stock)*	4,321	2,292,982
Google, Inc. (Class C Stock)*	4,337	2,282,997
Gree, Inc. (Japan)(a)	4,500	27,089
IAC/InterActiveCorp	1,576	95,805
j2 Global, Inc.	1,232	76,384
Kakaku.com, Inc. (Japan)	2,100	30,044
Liquidity Services, Inc.*	762	6,226
Mail.ru Group Ltd. (Russia), GDR*	2,202	36,194
NAVER Corp. (South Korea)*	367	235,040
NetEase, Inc. (China), ADR	2,200	218,108
NIC, Inc.	1,542	27,741
Pacific Online Ltd. (China)	28,000	13,035
PChome Online, Inc. (Taiwan)	2,111	22,664
SINA Corp. (China)*	1,600	59,856
Sohu.com, Inc. (China)*	900	47,862
Telecity Group PLC (United Kingdom)	5,096	63,648
Tencent Holdings Ltd. (China)	54,700	791,451
Twitter, Inc.*	1,267	45,447
WebMD Health Corp.*(a)	922	36,465
Yahoo! Japan Corp. (Japan)	15,900	56,984
Yahoo!, Inc.*	13,561	684,966
Yandex NV (Russia) (Class A Stock)*	2,900	52,084

		10,851,244

IT Services — 0.5%
Accenture PLC (Class A Stock)	9,047	807,988
Amadeus IT Holding SA (Spain) (Class A Stock)	6,332	252,187

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Amdocs Ltd.	6,052	$282,356
Atea ASA (Norway)	10,033	103,655
AtoS (France)	2,793	221,920
Automatic Data Processing, Inc.	4,062	338,649
Bechtle AG (Germany)	570	45,180
Blackhawk Network Holdings, Inc. (Class B Stock)*	965	36,371
Booz Allen Hamilton Holding Corp.	3,134	83,145
Broadridge Financial Solutions, Inc.	3,346	154,518
CACI International, Inc. (Class A Stock)*	1,014	87,386
Cap Gemini SA (France)	12,743	911,345
Cardtronics, Inc.*	1,103	42,554
CGI Group, Inc. (Canada) (Class A Stock)*	7,400	282,102
Chinasoft International Ltd. (China)*	52,000	14,541
Cielo SA (Brazil)	3,600	56,434
Computer Sciences Corp.	2,851	179,756
Computershare Ltd. (Australia)	75,520	722,398
Convergys Corp.	3,879	79,015
DH Corp. (Canada)	3,600	113,627
DST Systems, Inc.	843	79,368
EOH Holdings Ltd. (South Africa)	2,511	23,541
ExlService Holdings, Inc.*	81	2,326
Fidelity National Information Services, Inc.	5,653	351,617
Fiserv, Inc.*	3,644	258,615
FleetCor Technologies, Inc.*	1,006	149,602
Forrester Research, Inc.	1,005	39,557
Fujitsu Ltd. (Japan)	60,000	319,900
Gartner, Inc.*	1,511	127,241
Gemalto NV (Netherlands)(a)	2,270	186,592
Genpact Ltd.*	3,725	70,514
Global Payments, Inc.	1,664	134,335
Heartland Payment Systems, Inc.	725	39,114
Indra Sistemas SA (Spain)	6,859	66,638
International Business Machines Corp.	22,070	3,540,911
interXion Holding NV (Netherlands)*	1,993	54,489
Iress Ltd. (Australia)	9,743	84,723
IT Holdings Corp. (Japan)	6,600	99,692
Itochu Techno-Solutions Corp. (Japan)	1,900	67,040
Jack Henry & Associates, Inc.	989	61,456
Leidos Holdings, Inc.	2,536	110,367
MasterCard, Inc. (Class A Stock)	11,653	1,004,022
MAXIMUS, Inc.	1,717	94,160
NEC Networks & System Integration Corp. (Japan)	2,600	53,886
NET One Systems Co. Ltd. (Japan)	6,500	38,301
NeuStar, Inc. (Class A Stock)*(a)	2,669	74,198
Nihon Unisys Ltd. (Japan)	5,100	45,242
Nomura Research Institute Ltd. (Japan)	3,300	100,931
NS Solutions Corp. (Japan)	1,000	26,752
NTT Data Corp. (Japan)	4,500	167,647
Obic Co. Ltd. (Japan)	11,000	356,947
Otsuka Corp. (Japan)	9,300	294,889
Paychex, Inc.	2,996	138,325
QIWI PLC (Cyprus), ADR	4,100	82,779
Science Applications International Corp.	1,449	71,769
SCSK Corp. (Japan)	2,800	70,139
SK C&C Co. Ltd. (South Korea)*	644	124,726
SMS Management & Technology Ltd. (Australia)	9,900	28,531
Sonda SA (Chile)	14,933	35,523

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Systex Corp. (Taiwan)	11,000	$20,922
Tieto OYJ (Finland)	3,104	80,440
Total System Services, Inc.	3,230	109,691
Travelsky Technology Ltd. (China) (Class H Stock)	42,000	45,216
Vantiv, Inc. (Class A Stock)*	2,398	81,340
Visa, Inc. (Class A Stock)(a)	6,523	1,710,331
Western Union Co. (The)(a)	10,923	195,631
Wirecard AG (Germany)	2,548	111,104

		15,846,207

Leisure Products
Accell Group (Netherlands)	2,844	46,803
Advanced International Multitech Co. Ltd. (Taiwan)	16,000	10,961
Amer Sports OYJ (Finland)	5,663	109,603
Daikoku Denki Co. Ltd. (Japan)	1,000	14,847
Giant Manufacturing Co. Ltd. (Taiwan)	6,000	53,022
Goodbaby International Holdings Ltd. (China)	27,000	9,390
Hasbro, Inc.(a)	2,410	132,526
Heiwa Corp. (Japan)	3,300	65,752
Mars Engineering Corp. (Japan)	1,800	30,787
Mattel, Inc.	8,147	252,109
Merida Industry Co. Ltd. (Taiwan)	4,200	28,358
Namco Bandai Holdings, Inc. (Japan)	6,400	135,496
Sankyo Co. Ltd. (Japan)	2,500	85,760
Sega Sammy Holdings, Inc. (Japan)	6,600	84,442
Shimano, Inc. (Japan)	1,300	168,378
Sturm Ruger & Co., Inc.	593	20,536
Tomy Co. Ltd. (Japan)	8,900	46,774
Universal Entertainment Corp. (Japan)	1,100	16,441
Yamaha Corp. (Japan)	8,000	117,919

		1,429,904

Life Sciences Tools & Services — 0.1%
Bio-Techne Corp.	1,169	108,016
Cambrex Corp.*	875	18,917
Charles River Laboratories International, Inc.*	1,323	84,196
Covance, Inc.*	965	100,206
Eurofins Scientific SE (France)	48	12,252
Gerresheimer AG (Germany)	1,341	73,048
ICON PLC (Ireland)*	1,296	66,083
Illumina, Inc.*	620	114,440
PerkinElmer, Inc.	2,279	99,661
QIAGEN NV*	8,453	196,897
Thermo Fisher Scientific, Inc.	6,175	773,666
Waters Corp.*	1,354	152,623
WuXi PharmaTech Cayman, Inc. (China), ADR*	2,300	77,441

		1,877,446

Machinery — 0.3%
Alfa Laval AB (Sweden)	8,061	152,432
Andritz AG (Austria)	1,609	88,457
Atlas Copco AB (Sweden) (Class A Stock)	8,776	244,198
Atlas Copco AB (Sweden) (Class B Stock)	6,614	169,304
Blount International, Inc.*	1,660	29,166
Bodycote PLC (United Kingdom)	68,119	683,791

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Burckhardt Compression Holding AG (Switzerland)	32	$12,236
C Sun Manufacturing Ltd. (Taiwan)	10,000	7,145
Chia Chang Co. Ltd. (Taiwan)	17,000	16,816
China CNR Corp. Ltd. (China) (Class H Stock)*(g)	64,000	91,775
China Conch Venture Holdings Ltd. (China)	23,500	50,926
China Rongsheng Heavy Industries Group Holdings Ltd. (China)*	103,000	9,130
CLARCOR, Inc.	1,352	90,097
Construcciones y Auxiliar de Ferrocarriles SA (Spain)	120	43,807
CSBC Corp. Taiwan (Taiwan)	52,000	27,449
CSR Corp. Ltd. (China) (Class H Stock)	62,000	83,470
Deere & Co.	8,469	749,252
Donaldson Co., Inc.	2,459	94,991
Duerr AG (Germany)	806	70,832
Duro Felguera SA (Spain)	14,063	56,838
FANUC Corp. (Japan)	2,300	379,225
Fuji Machine Manufacturing Co. Ltd. (Japan)	4,200	38,904
Fujitec Co. Ltd. (Japan)	4,000	42,456
G Shank Enterprise Co. Ltd. (Taiwan)*	12,529	10,729
GEA Group AG (Germany)	4,377	192,440
Glory Ltd. (Japan)	3,900	105,070
Haitian International Holdings Ltd. (China)	15,000	31,438
Hillenbrand, Inc.	2,781	95,945
HMS Hydraulic Machines and Systems Group PLC (Russia), GDR	18,597	4,835
Hokuetsu Industries Co. Ltd. (Japan)(a)	40,900	373,070
Hoshizaki Electric Co. Ltd. (Japan)	1,800	86,738
Illinois Tool Works, Inc.	5,784	547,745
Interpump Group SpA (Italy)	4,970	69,736
Iochpe-Maxion SA (Brazil)	1,300	5,966
ITT Corp.	2,661	107,664
King Slide Works Co. Ltd. (Taiwan)	2,000	25,474
Koenig & Bauer AG (Germany)*	2,088	25,266
Kone OYJ (Finland) (Class B Stock)	5,578	253,954
Kopex SA (Poland)*	3,719	11,259
Krones AG (Germany)	800	77,791
Kurita Water Industries Ltd. (Japan)	6,400	133,454
Kyokuto Kaihatsu Kogyo Co. Ltd. (Japan)	5,500	65,316
MAN SE (Germany)	1,215	135,313
Melrose Industries PLC (United Kingdom)	173,530	718,321
Metka SA (Greece)	2,552	25,948
Mirle Automation Corp. (Taiwan)	11,000	9,685
Oiles Corp. (Japan)	3,360	57,123
Pall Corp.	1,782	180,356
Pfeiffer Vacuum Technology AG (Germany)	509	42,161
Rechi Precision Co. Ltd. (Taiwan)	12,360	13,400
Rotork PLC (United Kingdom)	2,967	106,877
Sany Heavy Equipment International Holdings Co. Ltd. (China)*	68,000	17,775
Schindler Holding AG (Switzerland)	458	66,119
Schweiter Technologies AG (Switzerland)	135	105,025
Shanghai Diesel Engine Co. Ltd. (China)	72,700	54,452
Shanghai Zhenhua Heavy Industries Co. Ltd. (China)*	79,000	44,161
Shin Zu Shing Co. Ltd. (Taiwan)	7,000	15,866
Shinmaywa Industries Ltd. (Japan)	7,000	65,950

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Sinotruk Hong Kong Ltd. (China)	75,500	$42,092
Sintokogio Ltd. (Japan)	4,700	31,930
SKF AB (Sweden) (Class B Stock)	8,992	189,421
SNC Former PCL (Thailand)	48,400	20,596
Spirax-Sarco Engineering PLC (United Kingdom)	16,643	740,895
Star Micronics Co. Ltd. (Japan)	3,100	39,385
Syncmold Enterprise Corp. (Taiwan)	11,000	21,782
Tadano Ltd. (Japan)	4,000	49,413
Takuma Co. Ltd. (Japan)	79,000	524,448
Tong-Tai Machine & Tool Co. Ltd. (Taiwan)	12,000	10,680
Toro Co. (The)	1,669	106,499
Valmont Industries, Inc.	742	94,234
Vard Holdings Ltd. (Norway)*	46,000	20,774
Vossloh AG (Germany)	1,276	82,484
Wartsila OYJ (Finland)	3,313	148,284
WEG SA (Brazil)	2,860	32,923
Xylem, Inc.	4,610	175,503
Yangzijiang Shipbuilding Holdings Ltd. (China)	129,000	116,902
Yungtay Engineering Co. Ltd. (Taiwan)	8,000	20,003

		9,583,367

Marine
Clarkson PLC (United Kingdom)	2,253	66,561
Diana Shipping, Inc. (Greece)*(a)	4,300	28,853
DryShips, Inc. (Greece)*(a)	26,900	28,514
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)*	80,000	56,409
Grindrod Ltd. (South Africa)	11,944	23,058
Kuehne & Nagel International AG (Switzerland)	653	88,701
Navios Maritime Holdings, Inc. (Greece)	3,800	15,618
Precious Shipping PCL (Thailand)	29,200	12,070
Qatar Navigation (Qatar)	1,493	40,246
Shih Wei Navigation Co. Ltd. (Taiwan)	20,000	11,596
Sincere Navigation Corp. (Taiwan)	19,000	15,275
Sinotrans Shipping Ltd. (China)*	116,000	27,540
SITC International Holdings Co. Ltd. (China)	58,000	31,639
Stolt-Nielsen Ltd. (Norway)	3,470	58,198
Trencor Ltd. (South Africa)	7,376	44,923
U-Ming Marine Transport Corp. (Taiwan)	7,000	10,993
Wilh Wilhelmsen ASA (Norway)	10,038	61,955
Wisdom Marine Lines Co. Ltd. (Taiwan)*	24,912	28,753

		650,902

Media — 0.7%
Aimia, Inc. (Canada)	19,186	241,270
ASATSU-DK, Inc. (Japan)	2,100	50,506
Avex Group Holdings, Inc. (Japan)	1,900	31,074
Axel Springer SE (Germany)	1,549	93,428
BEC World PCL (Thailand)	15,100	23,407
Carmike Cinemas, Inc.*	637	16,734
Charter Communications, Inc. (Class A Stock)*	340	56,651
Cheil Worldwide, Inc. (South Korea)*	190	2,973
Cinemark Holdings, Inc.	2,659	94,607
Cineplex, Inc. (Canada)	2,800	108,043
Cineworld Group PLC (United Kingdom)	12,068	77,824
Cogeco Cable, Inc. (Canada)	4,495	277,175

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Comcast Corp. (Class A Stock)	54,714	$3,173,959
Corus Entertainment, Inc. (Canada) (Class B Stock)	3,800	75,065
CTC Media, Inc. (Russia)	1,000	4,870
CyberAgent, Inc. (Japan)	700	26,243
Cyfrowy Polsat SA (Poland)	5,564	36,757
Daiichikosho Co. Ltd. (Japan)	1,900	51,515
Dentsu, Inc. (Japan)	6,800	285,882
Discovery Communications, Inc. (Class A Stock)*	5,196	179,002
Discovery Communications, Inc. (Class C Stock)*	6,722	226,666
DISH Network Corp. (Class A Stock)*	1,545	112,615
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	2,663	59,465
Eutelsat Communications SA (France)	4,575	147,954
Fuji Media Holdings, Inc. (Japan)	3,400	41,931
GFK SE (Germany)	10,523	432,872
Grupo Televisa SAB (Mexico), ADR*	8,240	280,654
Hakuhodo DY Holdings, Inc. (Japan)	11,000	105,269
Industrial & Infrastructure Fund Investment Corp. (Japan)	10	46,262
IPSOS (France)	1,656	47,521
ITE Group PLC (United Kingdom)	18,725	46,696
JCDecaux SA (France)	17,891	616,002
Kinepolis Group NV (Belgium)	2,015	81,584
Lagardere SCA (France)	6,432	167,502
Liberty Broadband Corp. (Class A Stock)*	916	45,882
Liberty Broadband Corp. (Class C Stock)*	1,833	91,320
Liberty Global PLC (United Kingdom) (Class A Stock)*	3,594	180,437
Liberty Global PLC (United Kingdom) (Class C Stock)*	9,317	450,104
Liberty Media Corp.*	7,334	256,910
Liberty Media Corp. (Class A Stock)*	3,667	129,335
Lopez Holdings Corp. (Philippines)	249,000	37,093
Madison Square Garden Co. (The) (Class A Stock)*	1,569	118,083
Megacable Holdings SAB de CV (Mexico)*	16,400	63,960
Meredith Corp.	1,303	70,779
Multiplus SA (Brazil)	1,000	12,038
News Corp. (Class A Stock)*	24,442	383,495
Nippon Television Holdings, Inc. (Japan)	3,800	55,777
NOS SGPS (Portugal)	19,720	124,254
Omnicom Group, Inc.	4,226	327,388
Pearson PLC (United Kingdom)	28,741	530,794
Publicis Groupe SA (France)	5,477	392,786
Quebecor, Inc. (Canada) (Class B Stock)	3,400	93,472
REA Group Ltd. (Australia)	2,068	75,822
Reed Elsevier NV (United Kingdom)	13,402	320,049
Reed Elsevier PLC (United Kingdom)	18,475	315,590
Schibsted ASA (Norway)	1,921	121,829
Scholastic Corp.	1,134	41,300
Scripps Networks Interactive, Inc. (Class A Stock)(a)	2,220	167,099
SES SA (Luxembourg)	8,820	317,138
Shaw Communications, Inc. (Canada) (Class B Stock)	8,900	240,158
Singapore Press Holdings Ltd. (Singapore)	34,000	107,932
SKY Network Television Ltd. (New Zealand)	22,160	104,034

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
SKY Perfect JSAT Holdings, Inc. (Japan)	14,800	$87,333
Sky PLC (United Kingdom)	10,091	140,834
Star Publications Malaysia Bhd (Malaysia)	33,100	21,868
Television Broadcasts Ltd. (Hong Kong)	12,500	72,779
Thomson Reuters Corp.	7,100	286,432
Time Warner Cable, Inc.	3,718	565,359
Time Warner, Inc.	20,238	1,728,730
Time, Inc.	3,074	75,651
Toei Co. Ltd. (Japan)	7,000	40,058
Toho Co. Ltd. (Japan)	5,000	113,448
Tokyo Broadcasting System Holdings, Inc. (Japan)	3,100	36,384
TV Asahi Holdings Corp. (Japan)	2,200	34,652
TV Azteca SAB de CV (Mexico), UTS, CPO*	49,400	20,759
Tv Tokyo Holdings Corp. (Japan)	13,700	310,977
Viacom, Inc. (Class B Stock)	8,982	675,895
Walt Disney Co. (The)	27,461	2,586,552
Wiley, (John) & Sons, Inc. (Class A Stock)	2,291	135,719
Wolters Kluwer NV (Netherlands)	7,245	221,083
Woongjin Thinkbig Co. Ltd. (South Korea)*	4,400	30,398

		19,679,747

Metals & Mining — 0.3%
Acacia Mining PLC (United Kingdom)	19,988	79,188
Acerinox SA (Spain)	5,029	75,872
Agnico Eagle Mines Ltd. (Canada)	4,038	100,516
Alamos Gold, Inc. (Canada)	45,765	326,949
AMAG Austria Metall AG (Austria)(g)	1,807	60,131
AngloGold Ashanti Ltd. (South Africa), ADR*	1,241	10,797
ArcelorMittal SA (Luxembourg)	46,372	508,048
ArcelorMittal South Africa Ltd. (South Africa)*	9,290	21,210
Asahi Holdings, Inc. (Japan)	3,800	58,571
Assore Ltd. (South Africa)	672	8,623
AuRico Gold, Inc. (Canada)	15,500	51,364
Aurubis AG (Germany)	2,140	119,627
B2Gold Corp. (Canada)*(a)	133,421	218,196
Barrick Gold Corp. (Canada)	29,800	321,136
Centerra Gold, Inc. (Canada)(g)	11,900	61,866
China Hongqiao Group Ltd. (China)	84,500	56,674
China Metal Products Co. Ltd. (Taiwan)	11,220	10,716
China Precious Metal Resources Holdings Co. Ltd. (Hong Kong)*	306,000	24,715
China Steel Corp. (Taiwan)	476,013	394,856
China Zhongwang Holdings Ltd. (China)	158,800	70,097
Chung Hung Steel Corp. (Taiwan)*	54,000	12,644
Cia de Minas Buenaventura SAA (Peru), ADR	5,000	47,800
Cia Minera Milpo SA (Peru)	51,561	43,090
Detour Gold Corp. (Canada)*	4,400	35,941
DRDGOLD Ltd. (South Africa), ADR	1,944	3,013
Eldorado Gold Corp. (Canada)	24,600	149,912
Eramet (France)*	4,952	454,739
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	57,263	108,948
Feng Hsin Iron & Steel Co. Ltd. (Taiwan)	17,000	20,809
Franco-Nevada Corp. (Canada)	2,600	128,031
G J Steel PCL (Thailand)*	5,267,700	9,607
Gerdau SA (Brazil), ADR	22,900	81,295

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Gold Fields Ltd. (South Africa), ADR	29,387	$133,123
Goldcorp, Inc. (Canada)	23,800	440,642
Harmony Gold Mining Co. Ltd. (South Africa), ADR*	23,214	43,874
Hunan Nonferrous Metal Corp. Ltd. (China) (Class H Stock)*	80,000	40,028
Industrias CH SAB de CV (Mexico) (Class B Stock)*	6,000	28,939
Inner Mongolia Eerduosi Resourses Co. Ltd. (China) (Class B Stock)	16,000	14,160
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Turkey) (Class D Stock)*	42,253	36,959
Kinross Gold Corp. (Canada)*	52,200	146,473
Koza Altin Isletmeleri A/S (Turkey)	1,145	7,656
Maruichi Steel Tube Ltd. (Japan)	5,900	125,572
Minsur SA (Peru)	56,573	34,177
Mitsui Mining & Smelting Co. Ltd. (Japan)	115,000	277,464
MMC Norilsk Nickel OJSC (Russia), ADR	14,300	197,627
Mytilineos Holdings SA (Greece)*	5,707	31,919
New Gold, Inc. (Canada)*	16,300	69,869
Newmont Mining Corp.	16,360	309,204
Nickel Asia Corp. (Philippines)	31,500	33,289
Pan American Silver Corp. (Canada)	6,700	61,821
Philex Mining Corp. (Philippines)	83,200	14,207
Polyus Gold International Ltd. (Russia)	19,889	56,144
POSCO (South Korea)	3,613	910,096
Randgold Resources Ltd. (United Kingdom)	2,023	137,342
Royal Bafokeng Platinum Ltd. (South Africa)*	2,725	12,317
Royal Gold, Inc.	1,902	119,255
Salzgitter AG (Germany)	13,162	368,315
Shougang Fushan Resources Group Ltd. (China)	266,000	57,970
Sociedad Minera Cerro Verde SAA (Peru)*	294	7,056
STP & I PCL (Thailand)	18,900	10,970
TA Chen Stainless Pipe Co. Ltd. (Taiwan)*	53,000	34,806
Tahoe Resources, Inc.	15,900	221,023
Ton Yi Industrial Corp. (Taiwan)	34,000	21,348
Tung Ho Steel Enterprise Corp. (Taiwan)	45,000	35,008
United Co. RUSAL PLC (Russia)*	55,000	36,920
Vale SA (Brazil), ADR(a)	41,700	341,106
Voestalpine AG (Austria)	3,916	154,734
Yamana Gold, Inc. (Canada)	29,785	120,237
YC INOX Co. Ltd. (Taiwan)	27,000	20,682
Yieh Phui Enterprise Co. Ltd. (Taiwan)	94,860	27,377
Yodogawa Steel Works Ltd. (Japan)	9,000	33,476
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	44,500	22,339

		8,470,505

Multiline Retail — 0.2%
Aeon Co. M Bhd (Malaysia)	7,200	6,467
Big Lots, Inc.	1,641	65,673
Can Do Co. Ltd. (Japan)	2,100	27,503
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	3,100	327,504
Dillard’s, Inc. (Class A Stock)	613	76,735
Dollar General Corp.*	7,465	527,775
Dollar Tree, Inc.*	5,143	361,964
Dollarama, Inc. (Canada)	2,800	143,157

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail (continued)
Don Quijote Holdings Co. Ltd. (Japan)	1,500	$103,120
El Puerto de Liverpool SAB de CV (Mexico) (Class C1 Stock)*	6,100	61,129
Family Dollar Stores, Inc.	1,505	119,211
Golden Eagle Retail Group Ltd. (China)	30,000	33,638
Grand Ocean Retail Group Ltd. (Taiwan)	10,000	17,469
Grupo Sanborns SAB de CV (Mexico)	19,400	30,217
H2O Retailing Corp. (Japan)	4,500	71,278
Harvey Norman Holdings Ltd. (Australia)	16,067	43,856
Hyundai Department Store Co. Ltd. (South Korea)*	595	66,179
Intime Retail Group Co. Ltd. (China)	66,500	48,085
Isetan Mitsukoshi Holdings Ltd. (Japan)	15,000	185,613
Izumi Co. Ltd. (Japan)	2,500	87,823
J Front Retailing Co. Ltd. (Japan)	51,700	598,789
Kohl’s Corp.	7,290	444,982
Lojas Renner SA (Brazil)	1,600	46,028
Lotte Shopping Co. Ltd. (South Korea)*	674	166,702
Macy’s, Inc.	7,283	478,857
Marks & Spencer Group PLC (United Kingdom)	38,044	281,693
Marui Group Co. Ltd. (Japan)	11,000	99,217
Matahari Putra Prima Tbk PT (Indonesia)	87,200	21,421
Next PLC (United Kingdom)	1,385	146,889
Parkson Retail Group Ltd. (China)	92,000	22,856
Ryohin Keikaku Co. Ltd. (Japan)	900	110,924
SACI Falabella (Chile)	19,519	130,944
Shinsegae Co. Ltd. (South Korea)*	511	83,882
Springland International Holdings Ltd. (China)	81,000	28,036
Stockmann OYJ Abp (Finland) (Class B Stock)	4,409	33,931
Takashimaya Co. Ltd. (Japan)	17,000	135,740
Target Corp.	18,374	1,394,770

		6,630,057

Multi-Utilities — 0.3%
A2A SpA (Italy)	51,778	52,466
AGL Energy Ltd. (Australia)	18,871	205,828
Alliant Energy Corp.	2,011	133,571
Ameren Corp.	6,209	286,421
Atco Ltd. (Canada) (Class I Stock)	1,800	73,841
Avista Corp.	4,206	148,682
Black Hills Corp.	1,279	67,838
Canadian Utilities Ltd. (Canada) (Class A Stock)	2,100	73,946
CenterPoint Energy, Inc.	6,219	145,711
Centrica PLC (United Kingdom)	90,072	390,142
CMS Energy Corp.	3,009	104,563
Consolidated Edison, Inc.(a)	7,200	475,272
Dominion Resources, Inc.(a)	6,603	507,771
DTE Energy Co.	4,049	349,712
E.ON SE (Germany)	79,938	1,366,279
GDF Suez (France)	57,623	1,343,716
Hera SpA (Italy)	34,621	81,525
Integrys Energy Group, Inc.	3,039	236,586
Iren SpA (Italy)	70,094	76,653
National Grid PLC (United Kingdom)	55,712	790,515
NiSource, Inc.	6,679	283,323
NorthWestern Corp.	1,674	94,715

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities (continued)
PG&E Corp.	12,415	$660,975
Public Service Enterprise Group, Inc.	13,030	539,572
Qatar Electricity & Water Co. (Qatar)	702	35,571
REN - Redes Energeticas Nacionais SGPS SA (Portugal)	67,446	195,664
RWE AG (Germany)	9,495	293,061
SCANA Corp.	5,683	343,253
Sempra Energy	3,972	442,322
Suez Environnement Co. (France)	10,515	183,206
Vectren Corp.	2,294	106,052
Wisconsin Energy Corp.(a)	3,594	189,548
YTL Corp. Bhd (Malaysia)	195,300	88,811
YTL Power International Bhd (Malaysia)	125,265	52,881

		10,419,992

Oil, Gas & Consumable Fuels — 1.8%
AltaGas Ltd. (Canada)	3,600	134,295
Bangchak Petroleum PCL (Thailand)	42,700	30,500
Bashneft OAO (Russia)*	1,365	26,998
BG Group PLC (United Kingdom)	79,488	1,063,687
Bonterra Energy Corp. (Canada)	6,930	248,437
BP PLC (United Kingdom), ADR(a)	108,486	4,135,486
Cabot Oil & Gas Corp.	5,372	159,065
Cairn Energy PLC (United Kingdom)*	122,070	337,397
Caltex Australia Ltd. (Australia)	19,873	551,417
Chevron Corp.	52,810	5,924,226
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,437,200	1,163,901
China Suntien Green Energy Corp. Ltd. (China) (Class H Stock)	83,000	17,269
ConocoPhillips	30,492	2,105,778
Cosan Ltd. (Brazil), BDR	4,100	32,252
Cosan SA Industria e Comercio (Brazil)	2,100	22,792
Crescent Point Energy Corp. (Canada)	7,300	169,085
Det Norske Oljeselskap ASA (Norway)*	3,388	18,045
Devon Energy Corp.	10,198	624,220
Ecopetrol SA (Colombia), ADR(a)	5,317	91,027
Enbridge, Inc. (Canada)	9,400	483,350
Encana Corp. (Canada)	13,900	193,461
Eni SpA (Italy)	90,895	1,592,166
EQT Corp.	2,114	160,030
ERG SpA (Italy)	5,497	61,561
Exxon Mobil Corp.	98,445	9,101,240
Formosa Petrochemical Corp. (Taiwan)	32,000	69,419
Gazprom Neft OAO (Russia), ADR	6,535	76,917
Gazprom OAO (Russia), ADR	390,080	1,767,062
Genel Energy PLC (United Kingdom)*	8,863	96,175
Gibson Energy, Inc. (Canada)	4,900	114,676
Golar LNG Ltd. (Norway)	1,451	52,918
Grupa Lotos SA (Poland)*	6,263	45,108
Harum Energy Tbk PT (Indonesia)	46,400	6,196
Hellenic Petroleum SA (Greece)*	5,845	26,893
Husky Energy, Inc. (Canada)	5,800	137,287
Idemitsu Kosan Co. Ltd. (Japan)	9,600	158,528
Imperial Oil Ltd. (Canada)	5,100	219,706
Inner Mongolia Yitai Coal Co. Ltd. (China) (Class B Stock)	54,300	77,758
INPEX Corp. (Japan)	37,400	416,373
Keyera Corp. (Canada)	1,400	97,691
Kinder Morgan, Inc.(a)	7,484	316,648

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Koninklijke Vopak NV (Netherlands)	2,096	$108,745
Kunlun Energy Co. Ltd. (China)	116,000	109,474
Lubelski Wegiel Bogdanka SA (Poland)	1,783	48,503
Lukoil OAO (Russia), ADR	34,039	1,305,396
Lundin Petroleum AB (Sweden)*	3,791	54,251
Matador Resources Co.*	2,161	43,717
Medco Energi Internasional Tbk PT (Indonesia)	92,700	28,416
MOL Hungarian Oil & Gas PLC (Hungary)	2,632	115,514
Motor Oil Hellas Corinth Refineries SA (Greece)	3,777	29,722
Neste Oil OYJ (Finland)	5,647	137,073
Newocean Energy Holdings Ltd. (Hong Kong)	74,000	28,412
NovaTek OAO (Russia), GDR, RegS	1,868	146,481
OMV AG (Austria)	8,217	218,189
ONEOK, Inc.	1,951	97,140
Origin Energy Ltd. (Australia)	32,262	305,245
Parkland Fuel Corp. (Canada)	7,782	145,620
Pembina Pipeline Corp. (Canada)	4,600	167,640
PetroChina Co. Ltd. (China) (Class H Stock)	1,320,000	1,465,315
Petron Corp. (Philippines)	76,500	18,128
Petronas Dagangan Bhd (Malaysia)	4,200	20,584
Peyto Exploration & Development Corp. (Canada)	1,600	46,094
Polskie Gornictwo Naftowe I Gazownictwo SA (Poland)	83,486	104,111
PTT Exploration & Production PCL (Thailand)	62,500	212,766
PTT PCL (Thailand)	39,000	384,073
Range Resources Corp.	1,688	90,224
Repsol SA (Spain)	35,948	672,978
Rosneft OAO (Russia), GDR, RegS	57,666	201,733
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XEQT)	134,826	4,493,649
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	1,428	47,657
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	90,545	3,128,432
Sasol Ltd. (South Africa)	8,349	311,609
SemGroup Corp. (Class A Stock)	766	52,387
Semirara Mining and Power Corp. (Philippines)	11,280	35,662
Ship Finance International Ltd. (Norway)	3,114	43,970
Showa Shell Sekiyu KK (Japan)	7,400	72,893
Siamgas & Petrochemicals PCL (Thailand)	28,000	8,085
Sinopec Kantons Holdings Ltd. (China)	52,000	41,408
SK Gas Ltd. (South Korea)*	1,434	126,307
Southwestern Energy Co.*	5,816	158,719
Spectra Energy Corp.	8,398	304,847
Statoil ASA (Norway)	31,185	549,069
Sugih Energy Tbk PT (Indonesia)*	605,000	20,836
Surge Energy, Inc. (Canada)	38,204	121,011
Surgutneftegas OAO (Russia), ADR	54,500	226,175
Targa Resources Corp.	843	89,400
TonenGeneral Sekiyu KK (Japan)	9,000	76,829
Total SA (France)	80,266	4,112,200
TransCanada Corp. (Canada)	13,000	638,922
Tsakos Energy Navigation Ltd.	4,100	28,618
Tullow Oil PLC (United Kingdom)	6,539	42,140

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	332	$7,855
Turcas Petrol A/S (Turkey)	12,915	13,821
Ultrapar Participacoes SA (Brazil)	3,700	71,614
United Energy Group Ltd. (Hong Kong)*	88,000	12,641
Veresen, Inc. (Canada)	14,406	227,659
Vermilion Energy, Inc. (Canada)	1,600	78,499
Washington H Soul Pattinson & Co. Ltd. (Australia)	2,004	22,368
Woodside Petroleum Ltd. (Australia)	15,457	478,043
World Fuel Services Corp.	2,050	96,207

		54,172,116

Paper & Forest Products
Canfor Corp. (Canada)*	2,900	73,985
Chung Hwa Pulp Corp. (Taiwan)*	92,000	25,997
Clearwater Paper Corp.*	711	48,739
Domtar Corp.	2,798	112,536
Duratex SA (Brazil)	5,390	16,282
Fibria Celulose SA (Brazil), ADR*	4,400	53,372
Hokuetsu Kishu Paper Co. Ltd. (Japan)	15,000	63,844
Holmen AB (Sweden) (Class B Stock)	4,100	139,317
Indah Kiat Pulp & Paper Corp. Tbk PT (Indonesia)	226,700	19,092
Jaya Tiasa Holdings Bhd (Malaysia)	26,600	15,322
Long Chen Paper Co. Ltd. (Taiwan)	35,000	15,941
Masisa SA (Chile)	152,472	4,648
Mondi Ltd. (South Africa)	5,364	87,270
Mondi PLC (South Africa)	14,083	228,786
Nippon Paper Industries Co. Ltd. (Japan)	9,400	135,005
Oji Holdings Corp. (Japan)	48,000	171,739
Sappi Ltd. (South Africa)*	16,525	59,915
Schweitzer-Mauduit International, Inc.	1,196	50,591
Ta Ann Holdings Bhd (Malaysia)	6,400	7,065
West Fraser Timber Co. Ltd. (Canada)	1,800	102,983
YFY, Inc. (Taiwan)	133,000	57,178

		1,489,607

Personal Products — 0.1%
Amorepacific Corp. (South Korea)*	64	129,207
Amorepacific Group (South Korea)*	121	109,437
Avon Products, Inc.	5,146	48,321
Beiersdorf AG (Germany)	1,493	121,223
Dr. Ci:Labo Co. Ltd. (Japan)	1,300	44,396
Elizabeth Arden, Inc.*	618	13,219
Estee Lauder Cos., Inc. (The) (Class A Stock)	2,474	188,519
Fancl Corp. (Japan)	6,500	92,471
Hengan International Group Co. Ltd. (China)	14,000	145,967
Hypermarcas SA (Brazil)*	7,200	45,098
Kao Corp. (Japan)	6,700	264,212
Kobayashi Pharmaceutical Co. Ltd. (Japan)	1,200	69,825
Kose Corp. (Japan)	2,400	93,817
L’Oreal SA (France)	4,412	738,447
Microbio Co. Ltd. (Taiwan)*	21,886	19,723
Natura Cosmeticos SA (Brazil)	1,800	21,567
Oriflame Cosmetics SA (Sweden), SDR(a)	2,016	27,933
Pola Orbis Holdings, Inc. (Japan)	1,600	63,949
Real Nutriceutical Group Ltd. (Hong Kong)	102,000	26,454

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products (continued)
Shiseido Co. Ltd. (Japan)	7,400	$103,781

		2,367,566

Pharmaceuticals — 1.4%
AbbVie, Inc.	14,037	918,581
Actavis PLC*	2,619	674,157
Adcock Ingram Holdings Ltd. (South Africa)*	3,383	14,283
Akorn, Inc.*(a)	895	32,399
Allergan, Inc.	3,410	724,932
Aspen Pharmacare Holdings Ltd. (South Africa)*	2,527	88,157
Astellas Pharma, Inc. (Japan)	44,800	623,710
AstraZeneca PLC (United Kingdom)	23,687	1,673,034
Bayer AG (Germany)	14,027	1,912,004
Bristol-Myers Squibb Co.	14,445	852,688
BTG PLC (United Kingdom)*	52,857	652,407
Celltrion, Inc. (South Korea)*	1,580	55,495
China Chemical & Pharmaceutical Co. Ltd. (Taiwan)	15,000	9,666
China Medical System Holdings Ltd. (China)	31,000	51,072
China Shineway Pharmaceutical Group Ltd. (China)	16,000	24,277
Chugai Pharmaceutical Co. Ltd. (Japan)	4,100	100,669
CSPC Pharmaceutical Group Ltd. (China)	40,000	35,159
Daiichi Sankyo Co. Ltd. (Japan)	21,900	306,222
Daito Pharmaceutical Co. Ltd. (Japan)	3,800	59,800
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S (Turkey)	13,858	13,742
Eisai Co. Ltd. (Japan)	5,200	201,101
Eli Lilly & Co.	11,862	818,359
Endo International PLC*	1,465	105,656
Galenica AG (Switzerland)	131	104,451
Genomma Lab Internacional SAB de CV (Mexico) (Class B Stock)*	16,500	31,381
GlaxoSmithKline PLC (United Kingdom), ADR	19,577	836,721
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (China) (Class H Stock)	4,000	12,101
H. Lundbeck A/S (Denmark)	2,935	58,258
Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,500	47,299
Hospira, Inc.*	3,180	194,775
Hua Han Bio-Pharmaceutical Holdings Ltd. (Hong Kong) (Class H Stock)	104,800	31,262
Impax Laboratories, Inc.*(a)	1,620	51,322
Indivior PLC (United Kingdom)*	12,677	29,519
Ipsen SA (France)	7,518	389,144
Johnson & Johnson	42,303	4,423,625
Kalbe Farma Tbk PT (Indonesia)	176,700	26,051
Kissei Pharmaceutical Co. Ltd. (Japan)	4,000	104,929
KYORIN Holdings, Inc. (Japan)	4,200	77,831
Kyowa Hakko Kirin Co. Ltd. (Japan)	12,000	112,999
Lijun International Pharmaceutical Holding Co. Ltd. (Hong Kong)	50,000	22,869
Mallinckrodt PLC*	1,610	159,438
Meda AB (Sweden) (Class A Stock)	6,485	92,998
Medicines Co. (The)*	2,294	63,475
Merck & Co., Inc.	45,120	2,562,365
Merck KGaA (Germany)	3,124	293,995
Mitsubishi Tanabe Pharma Corp. (Japan)	8,600	126,064
Mylan, Inc.*	6,808	383,767

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Nichi-iko Pharmaceutical Co. Ltd. (Japan)	2,500	$38,777
Nippon Shinyaku Co. Ltd. (Japan)	4,000	128,514
Novartis AG (Switzerland)	54,567	5,060,733
Novo Nordisk A/S (Denmark) (Class B Stock)	25,008	1,057,833
Ono Pharmaceutical Co. Ltd. (Japan)	2,000	177,071
Orion OYJ (Finland) (Class B Stock)	2,268	70,536
Otsuka Holdings Co. Ltd. (Japan)	16,600	497,688
Perrigo Co. PLC	2,045	341,842
Pfizer, Inc.	133,793	4,167,652
Pharmstandard OJSC (Russia), GDR*	4,627	27,993
Prestige Brands Holdings, Inc.*	1,287	44,685
Recordati SpA (Italy)	6,390	99,067
Richter Gedeon Nyrt (Hungary)	4,861	65,463
Roche Holding AG (Switzerland)	10,428	2,825,385
Rohto Pharmaceutical Co. Ltd. (Japan)	5,000	62,470
Salix Pharmaceuticals Ltd.*(a)	1,022	117,469
Sanofi (France)	32,755	2,986,296
Santen Pharmaceutical Co. Ltd. (Japan)	2,600	139,970
Sawai Pharmaceutical Co. Ltd. (Japan)	1,100	63,195
Shanghai Fosun Pharmaceutical Group Co. Ltd. (China) (Class H Stock)	81,500	291,226
Shionogi & Co. Ltd. (Japan)	10,100	260,942
Shire PLC (Ireland)	7,995	566,847
Sihuan Pharmaceutical Holdings Group Ltd. (China)	120,000	79,819
Sino Biopharmaceutical Ltd. (Hong Kong)	252,000	227,078
Stada Arzneimittel AG (Germany)	1,991	60,413
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	4,600	44,546
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	2,500	152,751
Takeda Pharmaceutical Co. Ltd. (Japan)	17,600	728,601
Teva Pharmaceutical Industries Ltd. (Israel), ADR	26,477	1,522,692
Tong Ren Tang Technologies Co. Ltd. (China) (Class H Stock)	18,000	23,258
Towa Pharmaceutical Co. Ltd. (Japan)	900	39,820
Tsumura & Co. (Japan)	3,600	79,607
UCB SA (Belgium)	2,491	189,410
United Laboratories International Holdings Ltd. (The) (Hong Kong)*	46,000	26,738
YungShin Global Holding Corp. (Taiwan)	8,000	13,823
Zoetis, Inc.	4,908	211,191

		42,675,610

Professional Services — 0.1%
Adcorp Holdings Ltd. (South Africa)	6,622	18,344
Bureau Veritas SA (France)	3,567	79,030
Capita PLC (United Kingdom)	13,623	228,427
DKSH Holding AG (Switzerland)	632	48,114
en-japan, Inc. (Japan)	35,200	554,355
Equifax, Inc.	2,900	234,523
Experian PLC (United Kingdom)	13,741	231,632
FTI Consulting, Inc.*	2,431	93,910
Hays PLC (United Kingdom)	250,723	564,095
Huron Consulting Group, Inc.*	369	25,236
IHS, Inc. (Class A Stock)*	1,088	123,901
Intertek Group PLC (United Kingdom)	3,657	132,354
McMillan Shakespeare Ltd. (Australia)	2,868	24,470

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
Meitec Corp. (Japan)	1,000	$29,561
Nielsen NV(a)	5,494	245,747
RPX Corp.*	1,503	20,711
Seek Ltd. (Australia)	11,616	161,975
SGS SA (Switzerland)	80	163,358
Stantec, Inc. (Canada)	13,191	362,531
Teleperformance (France)	3,239	220,480
Temp Holdings Co. Ltd. (Japan)	2,000	62,759
Towers Watson & Co. (Class A Stock)	1,950	220,681
USG People NV (Netherlands)	25,725	287,822
Veda Group Ltd. (Australia)	65,493	121,588
Verisk Analytics, Inc. (Class A Stock)*	2,417	154,809
Weathernews, Inc. (Japan)	1,400	34,869

		4,445,282

Real Estate Investment Trusts (REITs) — 1.3%
Acadia Realty Trust	1,949	62,426
Activia Properties, Inc. (Japan)	4	34,781
Advance Residence Investment Corp. (Japan)	43	115,061
AG Mortgage Investment Trust, Inc.	3,230	59,981
Alexandria Real Estate Equities, Inc.	3,133	278,022
Allied Properties Real Estate Investment Trust (Canada)	2,700	87,010
American Assets Trust, Inc.	1,073	42,716
American Campus Communities, Inc.	5,875	242,990
American Capital Agency Corp.	17,591	384,012
American Capital Mortgage Investment Corp.	4,717	88,868
American Homes 4 Rent (Class A Stock)	2,046	34,843
American Tower Corp.	2,913	287,950
Annaly Capital Management, Inc.	47,512	513,605
Apartment Investment & Management Co. (Class A Stock)	2,424	90,052
Artis Real Estate Investment Trust (Canada)	6,700	81,775
Ascendas Real Estate Investment Trust (Singapore)	113,000	202,694
Ashford Hospitality Prime, Inc.	306	5,251
Ashford Hospitality Trust, Inc.	1,072	11,235
Associated Estates Realty Corp.	2,834	65,777
AvalonBay Communities, Inc.	4,357	711,890
Axis Real Estate Investment Trust (Malaysia)	9,400	9,732
Befimmo SA (Belgium)	1,750	127,517
Beni Stabili SpA (Italy)	86,309	60,627
Big Yellow Group PLC (United Kingdom)	74,693	703,813
BioMed Realty Trust, Inc.	5,898	127,043
Boardwalk Real Estate Investment Trust (Canada)	2,974	157,531
Boston Properties, Inc.	4,056	521,967
Brandywine Realty Trust	2,739	43,769
British Land Co. PLC (United Kingdom)	49,308	594,589
Brixmor Property Group, Inc.	853	21,188
BWP Trust (Australia)	7,709	17,491
Calloway Real Estate Investment Trust (Canada)	7,100	166,836
Cambridge Industrial Trust (Singapore)	31,000	15,914
Camden Property Trust	4,666	344,537
Canadian Apartment Properties Real Estate Investment Trust (Canada)	6,500	140,596

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Canadian Real Estate Investment Trust (Canada)	2,400	$94,591
CapitaCommercial Trust (Singapore)	102,000	134,666
Capital Property Fund (South Africa)	83,748	96,144
CapitaMall Trust (Singapore)	129,000	198,063
CapitaMalls Malaysia Trust (Malaysia)	35,300	14,437
Capstead Mortgage Corp.	6,154	75,571
Cathay No. 1 REIT (Taiwan)	126,000	71,847
CBL & Associates Properties, Inc.	2,780	53,988
Champion REIT (Hong Kong)	337,000	156,448
Charter Hall Group (Australia)	7,930	29,064
Charter Hall Retail REIT (Australia)	19,878	66,492
Chartwell Retirement Residences (Canada)	1,500	15,377
Chimera Investment Corp.	12,345	39,257
Cofinimmo SA (Belgium)	1,769	205,011
Colony Financial, Inc.	3,866	92,088
Columbia Property Trust, Inc.	6,835	173,267
Cominar Real Estate Investment Trust (Canada)	5,000	80,091
Concentradora Fibra Danhos SA de CV (Mexico)	27,900	68,702
Corio NV (Netherlands)	5,360	262,490
Corporate Office Properties Trust	3,934	111,608
Corrections Corp. of America	2,034	73,916
Cousins Properties, Inc.	2,985	34,089
Crown Castle International Corp.	3,676	289,301
Cubesmart	2,226	49,128
CYS Investments, Inc.	6,661	58,084
Daiwa House Residential Investment Corp. (Japan)	9	43,508
Daiwa Office Investment Corp. (Japan)	15	84,225
DCT Industrial Trust, Inc.	1,302	46,429
DDR Corp.	4,756	87,320
Derwent London PLC (United Kingdom)	4,421	206,389
Dexus Property Group (Australia)	43,001	243,422
DiamondRock Hospitality Co.	3,450	51,301
Digital Realty Trust, Inc.	4,206	278,858
Douglas Emmett, Inc.	2,192	62,253
Dream Office Real Estate Investment Trust (Canada)	5,400	116,896
Duke Realty Corp.	5,388	108,838
DuPont Fabros Technology, Inc.(a)	2,869	95,366
EastGroup Properties, Inc.	531	33,623
Education Realty Trust, Inc.	685	25,064
Emira Property Fund (South Africa)	12,445	18,633
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (Turkey)	45,657	54,002
EPR Properties	1,088	62,701
Equity Commonwealth	5,642	144,830
Equity LifeStyle Properties, Inc.	3,322	171,249
Equity One, Inc.	1,013	25,690
Equity Residential	10,987	789,306
Essex Property Trust, Inc.	1,487	307,214
Eurocommercial Properties NV (Netherlands), CVA	4,234	179,896
Extra Space Storage, Inc.	3,933	230,631
Federal Realty Investment Trust	1,722	229,818
FelCor Lodging Trust, Inc.	2,030	21,965
Fibra Uno Administracion SA de CV (Mexico)	44,000	129,670

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
First Industrial Realty Trust, Inc.	1,624	$33,389
First Potomac Realty Trust	1,337	16,525
Fonciere des Regions (France)	2,638	243,819
Fortune Real Estate Investment Trust (Hong Kong)	146,000	147,740
Fountainhead Property Trust (South Africa), UTS	85,565	62,420
Franklin Street Properties Corp.	1,523	18,687
Frasers Commercial Trust (Singapore)	12,000	12,767
Frontier Real Estate Investment Corp. (Japan)	20	91,637
Fukuoka REIT Corp. (Japan)	10	18,515
Gecina SA (France)	1,536	191,751
General Growth Properties, Inc.	9,993	281,103
Geo Group, Inc. (The)	2,338	94,362
Glimcher Realty Trust	2,436	33,471
Global One Real Estate Investment Corp. (Japan)	24	91,144
Goodman Group (Australia)	25,254	116,645
Goodman Property Trust (New Zealand)	32,882	29,188
Government Properties Income Trust	3,450	79,385
GPT Group (Australia)	93,481	330,834
Great Portland Estates PLC (United Kingdom)	28,436	324,386
Grivalia Properties REIC (Greece)	1,944	17,877
Growthpoint Properties Ltd. (South Africa)	53,121	126,215
H&R Real Estate Investment Trust (Canada), UTS	10,200	190,778
Hammerson PLC (United Kingdom)	11,351	106,301
Hankyu REIT, Inc. (Japan)	50	63,848
Hatteras Financial Corp.	8,600	158,498
HCP, Inc.	18,104	797,119
Health Care REIT, Inc.(a)	10,847	820,792
Healthcare Realty Trust, Inc.	5,946	162,445
Heiwa Real Estate REIT, Inc. (Japan)	52	42,469
Hersha Hospitality Trust	3,363	23,642
Highwoods Properties, Inc.	1,468	65,003
Home Properties, Inc.	2,781	182,434
Hospitality Properties Trust	2,429	75,299
Host Hotels & Resorts, Inc.	12,446	295,841
Hulic REIT, Inc. (Japan)	13	19,731
Hyprop Investments Ltd. (South Africa)	4,660	39,277
ICADE (France)	1,315	105,217
Ichigo Real Estate Investment Corp. (Japan)	51	39,669
IGB Real Estate Investment Trust (Malaysia)	96,400	36,117
Inland Real Estate Corp.	2,122	23,236
Intu Properties PLC (United Kingdom)	13,121	67,835
Invesco Mortgage Capital, Inc.	9,346	144,489
Investa Office Fund (Australia)	36,569	107,960
Iron Mountain, Inc.	3,028	117,062
Is Gayrimenkul Yatirim Ortakligi A/S (Turkey)	7,559	4,579
Japan Excellent, Inc. (Japan)	70	93,324
Japan Hotel REIT Investment Corp. (Japan) .	105	67,361
Japan Logistics Fund, Inc. (Japan)	45	101,211
Japan Prime Realty Investment Corp. (Japan)	43	149,616

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Japan Real Estate Investment Corp. (Japan)	56	$269,823
Japan Rental Housing Investments, Inc. (Japan)	49	40,266
Japan Retail Fund Investment Corp. (Japan)	123	259,934
Kenedix Office Investment Corp. (Japan)	23	130,183
Kenedix Residential Investment Corp. (Japan)	64	192,093
Keppel REIT (Singapore)	10,000	9,184
Kilroy Realty Corp.	2,823	194,985
Kimco Realty Corp.	6,772	170,248
Kite Realty Group Trust	1,325	38,081
KLCCP Stapled Group (Malaysia)	32,100	61,602
Klepierre (France)	23,311	1,000,935
Land Securities Group PLC (United Kingdom)	39,472	709,536
LaSalle Hotel Properties	1,695	68,597
Liberty Property Trust	6,222	234,134
Link REIT (The) (Hong Kong)	130,500	817,029
Londonmetric Property PLC (United Kingdom)	276,734	658,192
LTC Properties, Inc.	629	27,154
Macerich Co. (The)	2,315	193,094
Mack-Cali Realty Corp.	6,198	118,134
Mapletree Logistics Trust (Singapore)	27,000	24,108
Mercialys SA (France)	1,052	23,467
Mexico Real Estate Management SA de CV (Mexico)*(g)	26,100	44,704
MFA Financial, Inc.	6,874	54,923
MID REIT, Inc. (Japan)	28	70,392
Mid-America Apartment Communities, Inc.	3,097	231,284
Mirvac Group (Australia)	111,015	160,589
Mori Hills REIT Investment Corp. (Japan)	55	79,159
Mori Trust Sogo REIT, Inc. (Japan)	50	100,269
National Retail Properties, Inc.(a)	3,304	130,078
New York REIT, Inc.	2,244	23,764
Nippon Accommodations Fund, Inc. (Japan)	14	55,355
Nippon Building Fund, Inc. (Japan)	57	286,146
Nomura Real Estate Office Fund, Inc. (Japan)	34	168,599
Nomura Real Estate Residential Fund, Inc. (Japan)	8	48,104
Novion Property Group (Australia)	118,298	203,333
Orix JREIT, Inc. (Japan)	100	140,629
Parkway Properties, Inc.	1,086	19,972
Pavilion Real Estate Investment Trust (Malaysia)	30,200	12,610
Pebblebrook Hotel Trust	1,108	50,558
Pennsylvania Real Estate Investment Trust	1,045	24,516
PennyMac Mortgage Investment Trust	4,150	87,523
Piedmont Office Realty Trust, Inc. (Class A Stock)	8,788	165,566
Plum Creek Timber Co., Inc.	3,514	150,364
Post Properties, Inc.	2,695	158,385
Potlatch Corp.	1,629	68,206
Premier Investment Corp. (Japan)	17	83,723
ProLogis, Inc.	8,199	352,803
PS Business Parks, Inc.	389	30,941
Public Storage	3,621	669,342

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Ramco-Gershenson Properties Trust	1,114	$20,876
Rayonier, Inc.	3,226	90,134
Realty Income Corp.(a)	3,580	170,802
Redefine Properties Ltd. (South Africa)	80,350	74,319
Redwood Trust, Inc.(a)	3,483	68,615
Regency Centers Corp.	1,566	99,879
REIT 1 Ltd. (Israel)	39,729	97,671
Resilient Property Income Fund Ltd. (South Africa)	7,564	54,920
Retail Properties of America, Inc. (Class A Stock)	8,732	145,737
Rexford Industrial Realty, Inc.	7,307	114,793
RioCan Real Estate Investment Trust (Canada)	6,200	141,045
RLJ Lodging Trust	4,263	142,938
SA Corporate Real Estate Fund Nominees Pty Ltd. (South Africa), UTS	57,635	23,816
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (Singapore)	86,000	61,027
Scentre Group (Australia)*	249,044	705,585
Segro PLC (United Kingdom)	12,856	73,648
Sekisui House SI Residential Investment Corp. (Japan)	35	39,682
Select Income REIT	4,500	109,845
Senior Housing Properties Trust	11,045	244,205
Shaftesbury PLC (United Kingdom)	4,552	55,084
Simon Property Group, Inc.	6,966	1,268,578
SL Green Realty Corp.	1,575	187,457
Sovran Self Storage, Inc.	2,178	189,965
Starhill Global REIT (Singapore)	41,000	24,761
Starwood Property Trust, Inc.(a)	6,996	162,587
Starwood Waypoint Residential Trust(a)	1,780	46,939
Stockland (Australia)	64,992	217,196
Strategic Hotels & Resorts, Inc.*	3,909	51,716
Sun Communities, Inc.(a)	582	35,188
Sunstone Hotel Investors, Inc.	3,121	51,528
Suntec Real Estate Investment Trust (Singapore)	162,000	239,649
Sunway Real Estate Investment Trust (Malaysia)	105,100	45,689
Tanger Factory Outlet Centers, Inc.	5,224	193,079
Taubman Centers, Inc.	1,041	79,553
Tokyu REIT, Inc. (Japan)	65	88,639
Top REIT, Inc. (Japan)	16	71,791
Torunlar Gayrimenkul Yatirim Ortakligi A/S (Turkey)	14,730	21,689
Two Harbors Investment Corp.	10,192	102,124
UDR, Inc.	7,640	235,465
Unibail-Rodamco SE (France)	3,946	1,012,292
United Urban Investment Corp. (Japan)	97	152,690
Vastned Retail NV (Netherlands)	2,747	124,212
Ventas, Inc.(a)	10,119	725,532
Vornado Realty Trust	4,487	528,165
Warehouses De Pauw SCA (Belgium)	1,538	116,651
Washington Prime Group, Inc.	6,207	106,885
Washington Real Estate Investment Trust	5,119	141,592
Weingarten Realty Investors	1,818	63,485
Wereldhave NV (Netherlands)	2,115	145,878
Westfield Corp. (Australia)	84,197	617,195
Weyerhaeuser Co.	5,799	208,126

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Workspace Group PLC (United Kingdom)	8,849	$104,600
WP Carey, Inc.	1,847	129,475
Yuexiu Real Estate Investment Trust (Hong Kong)	358,000	179,085

		38,426,612

Real Estate Management & Development — 0.5%
Advancetek Enterprise Co. Ltd. (Taiwan)	15,000	11,364
AEON Mall Co. Ltd. (Japan)	3,580	63,441
Alexander & Baldwin, Inc.	1,678	65,878
Aliansce Shopping Centers SA (Brazil)	2,600	16,021
Allreal Holding AG (Switzerland)*	905	124,799
Argosy Property Ltd. (New Zealand)	14,102	11,880
Atrium European Real Estate Ltd. (Netherlands)*	21,343	105,629
Aveo Group (Australia)	142,436	249,122
Ayala Land, Inc. (Philippines)	98,900	73,747
Azrieli Group (Israel)	3,819	125,619
Belle Corp. (Philippines)	159,900	17,490
BR Malls Participacoes SA (Brazil)	19,000	117,437
BR Properties SA (Brazil)	9,100	35,090
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	20,100	1,007,249
Buwog AG (Austria)*	3,404	67,293
CA Immobilien Anlagen AG (Austria)*	7,003	130,972
Capital & Counties Properties PLC (United Kingdom)	27,320	154,373
CapitaLand Ltd. (Singapore)	41,000	101,940
Carnival Group International Holdings Ltd. (Hong Kong)*	240,000	36,728
Castellum AB (Sweden)	14,560	226,843
Central China Real Estate Ltd. (China)	21,000	4,711
Central Pattana PCL (Thailand)	49,400	68,319
Cheung Kong Holdings Ltd. (Hong Kong)	66,000	1,105,290
China Aoyuan Property Group Ltd. (China)	146,000	23,050
China Merchants Property Development Co. Ltd. (China) (Class B Stock)	19,200	49,271
China SCE Property Holdings Ltd. (China)*	190,000	39,692
China South City Holdings Ltd. (China)	164,000	74,189
China Vanke Co. Ltd. (China)*	102,227	226,775
Chong Hong Construction Co. (Taiwan)	8,400	17,924
CIFI Holdings Group Co. Ltd. (China)	184,000	36,636
Ciputra Property Tbk PT (Indonesia)	273,800	18,558
COFCO Land Holdings Ltd. (Hong Kong)*	104,000	20,049
Conwert Immobilien Invest SE (Austria)*	6,767	79,905
Corp. Inmobiliaria Vesta SAB de CV (Mexico)	18,600	36,913
Daibiru Corp. (Japan)	60,800	571,906
Daito Trust Construction Co. Ltd. (Japan)	1,100	124,782
Daiwa House Industry Co. Ltd. (Japan)	19,000	358,934
Deutsche Euroshop AG (Germany)	3,116	136,092
Deutsche Wohnen AG (Germany)	9,151	215,870
Echo Investment SA (Poland)*	7,199	14,301
Emaar Properties PJSC (United Arab Emirates)	156,255	301,150
Etalon Group Ltd. (Russia), GDR	10,418	20,836
Fabege AB (Sweden)	11,278	144,794
Fantasia Holdings Group Co. Ltd. (China)	219,000	23,328
Farglory Land Development Co. Ltd. (Taiwan)	34,000	40,425

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
First Capital Realty, Inc. (Canada)	7,100	$114,035
FirstService Corp/Canada (Canada)	3,628	185,116
Forest City Enterprises, Inc. (Class A Stock)*	2,603	55,444
Foxtons Group PLC (United Kingdom)	205,566	512,886
Franshion Properties China Ltd. (China)	248,000	70,774
GAGFAH SA (Germany)*	6,962	155,478
Gazit-Globe Ltd. (Israel)	5,949	70,433
Global Logistic Properties Ltd. (Singapore)	49,000	91,356
Globe Trade Centre SA (Poland)*	20,116	30,435
Glorious Property Holdings Ltd. (Hong Kong)*	276,000	42,567
Grainger PLC (United Kingdom)	8,761	25,507
Hang Lung Group Ltd. (Hong Kong)	36,000	163,246
Hang Lung Properties Ltd. (Hong Kong)	143,000	398,928
Heiwa Real Estate Co. Ltd. (Japan)	600	9,089
Highwealth Construction Corp. (Taiwan)	67,500	135,354
Hongkong Land Holdings Ltd. (Hong Kong)	91,000	615,160
Huaku Development Co. Ltd. (Taiwan)	13,000	23,312
Hulic Co. Ltd. (Japan)	9,700	96,973
Hydoo International Holding Ltd. (China)	120,000	29,866
Hysan Development Co. Ltd. (Hong Kong)	48,000	213,024
Iguatemi Empresa de Shopping Centers SA (Brazil)	1,600	14,807
Immofinanz AG (Austria)*	83,459	210,193
Intershop Holdings AG (Switzerland)	414	148,244
Jiangsu Future Land Co. Ltd. (China) (Class B Stock)	63,300	32,093
Kawasan Industri Jababeka Tbk PT (Indonesia)	1,092,780	25,878
Kennedy-Wilson Holdings, Inc.	2,004	50,701
Kerry Properties Ltd. (Hong Kong)	58,000	209,234
Kungsleden AB (Sweden)	2,948	21,202
Lend Lease Group (Australia)	12,761	169,962
Lippo Karawaci Tbk PT (Indonesia)	482,000	39,574
LPS Brasil Consultoria de Imoveis SA (Brazil)	2,300	5,624
MBK PCL (Thailand)	134,700	59,776
Mingfa Group International Co. Ltd. (Hong Kong)*	88,000	26,895
Mitsui Fudosan Co. Ltd. (Japan)	16,000	429,049
MKH Bhd (Malaysia)	28,200	21,307
Mobimo Holding AG (Switzerland)*	508	101,600
Modernland Realty Tbk PT (Indonesia)	611,800	25,569
Multiplan Empreendimentos Imobiliarios SA (Brazil)	1,400	24,985
NTT Urban Development Corp. (Japan)	1,600	16,113
Pakuwon Jati Tbk PT (Indonesia)	591,700	24,516
Parque Arauco SA (Chile)	22,625	43,326
PSP Swiss Property AG (Switzerland)*	1,884	162,143
Radium Life Tech Co. Ltd. (Taiwan)*	63,000	35,386
Robinsons Land Corp. (Philippines)	35,300	20,912
Rojana Industrial Park PCL (Thailand)*	39,000	8,713
Sentul City Tbk PT (Indonesia)*	1,137,700	9,458
Shanghai Industrial Urban Development Group Ltd. (China)*	142,000	23,473
Siam Future Development PCL (Thailand)	93,937	17,845
SM Prime Holdings, Inc. (Philippines)	264,100	99,973
Soho China Ltd. (China)	133,000	93,805
SP Setia Bhd (Malaysia)	27,100	25,577

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
St. Joe Co. (The)*(a)	1,649	$30,325
Sun Hung Kai Properties Ltd. (Hong Kong)	76,704	1,162,100
Supalai PCL (Thailand)	58,200	42,633
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	40,000	519,219
Swire Properties Ltd. (Hong Kong)	59,800	175,956
Swiss Prime Site AG (Switzerland)*	4,159	305,378
TAG Immobilien AG (Germany)	8,615	100,043
TICON Industrial Connection PCL (Thailand) (Class F Stock)	58,900	32,404
Times Property Holdings Ltd. (China)	45,000	19,150
Tokyu Fudosan Holdings Corp. (Japan)	8,000	55,506
Tosei Corp. (Japan)	41,000	234,976
Tropicana Corp. Bhd (Malaysia)	41,200	12,449
Unite Group PLC (United Kingdom)	99,067	714,149
UOL Group Ltd. (Singapore)	36,000	188,200
Wheelock & Co. Ltd. (Hong Kong)	14,000	65,001
Wuzhou International Holding (China)	80,000	15,285
Yanlord Land Group Ltd. (China)	47,000	36,674
Yuexiu Property Co. Ltd. (China)	590,000	112,901
Yuzhou Properties Co. Ltd. (China)	312,000	78,456
Zall Development Group Ltd. (China)*	134,000	46,483
Zhong An Real Estate Ltd. (China)	66,000	9,703

		15,690,522

Road & Rail — 0.3%
ALL - America Latina Logistica SA (Brazil)	11,800	22,462
Asciano Ltd. (Australia)	30,729	150,488
Aurizon Holdings Ltd. (Australia)	14,145	52,934
BTS Group Holdings PCL (Thailand)	150,900	44,261
Canadian National Railway Co. (Canada)	12,500	860,948
Canadian Pacific Railway Ltd. (Canada)	2,300	442,955
Central Japan Railway Co. (Japan)	6,400	959,209
CJ Korea Express Co. Ltd. (South Korea)*	1,569	277,035
ComfortDelGro Corp. Ltd. (Singapore)	44,000	86,104
Cosan Logistica SA (Brazil)*	2,100	2,259
CSX Corp.	14,476	524,465
Dazhong Transportation Group Co. Ltd. (China)	8,100	7,241
East Japan Railway Co. (Japan)	11,800	889,376
FirstGroup PLC (United Kingdom)*	29,730	49,135
Guangshen Railway Co. Ltd. (China) (Class H Stock)	90,000	43,539
Hankyu Hanshin Holdings, Inc. (Japan)	37,000	198,472
Heartland Express, Inc.	4,180	112,902
Hitachi Transport System Ltd. (Japan)	4,700	57,540
J.B. Hunt Transport Services, Inc.	1,322	111,379
Keikyu Corp. (Japan)	9,000	66,589
Keio Corp. (Japan)	24,000	172,646
Keisei Electric Railway Co. Ltd. (Japan)	13,000	158,073
Kintetsu Corp. (Japan)	34,000	111,789
Knight Transportation, Inc.	3,273	110,169
Landstar System, Inc.	1,257	91,170
Localiza Rent A Car SA (Brazil)	1,700	22,838
MTR Corp. Ltd. (Hong Kong)	32,230	131,862
Nagoya Railroad Co. Ltd. (Japan)	34,000	126,590
Nankai Electric Railway Co. Ltd. (Japan)	13,000	50,072
National Express Group PLC (United Kingdom)	22,315	85,817
Nippon Express Co. Ltd. (Japan)	36,000	182,440

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
Nippon Konpo Unyu Soko Co. Ltd. (Japan)	5,100	$74,660
Norfolk Southern Corp.	7,100	778,231
Northgate PLC (United Kingdom)	7,478	70,895
Odakyu Electric Railway Co. Ltd. (Japan)	9,000	79,723
Sankyu, Inc. (Japan)	106,000	430,246
Seino Holdings Co. Ltd. (Japan)	13,000	131,035
Senko Co. Ltd. (Japan)	8,000	40,163
SMRT Corp. Ltd. (Singapore)	73,000	86,944
Tobu Railway Co. Ltd. (Japan)	30,000	128,284
Tokyu Corp. (Japan)	32,000	198,287
Union Pacific Corp.	14,956	1,781,708
Werner Enterprises, Inc.	2,868	89,338
West Japan Railway Co. (Japan)	7,300	345,131

		10,437,404

Semiconductors & Semiconductor Equipment — 0.5%
ams AG (Austria)	2,330	84,229
Analog Devices, Inc.	5,529	306,970
Applied Materials, Inc.	17,636	439,489
Ardentec Corp. (Taiwan)	28,278	23,143
ARM Holdings PLC (United Kingdom)	12,197	187,375
ASM Pacific Technology Ltd. (Hong Kong)	6,200	59,033
ASML Holding NV (Netherlands)	8,500	918,406
Broadcom Corp. (Class A Stock)	10,721	464,541
Canadian Solar, Inc. (Canada)*	6,593	159,485
Chipbond Technology Corp. (Taiwan)	205,000	372,703
Disco Corp. (Japan)	4,800	383,916
Etron Technology, Inc. (Taiwan)*	33,000	19,353
Formosa Advanced Technologies Co. Ltd. (Taiwan)	27,000	19,324
Global Mixed Mode Technology, Inc. (Taiwan)	5,000	13,681
Global Unichip Corp. (Taiwan)	3,000	8,739
Greatek Electronics, Inc. (Taiwan)	27,000	32,507
Hanergy Thin Film Power Group Ltd. (Hong Kong)*	612,000	221,766
Hermes Microvision, Inc. (Taiwan)	1,000	50,011
Holtek Semiconductor, Inc. (Taiwan)	7,000	12,276
Infineon Technologies AG (Germany)	16,709	176,813
Intel Corp.	96,992	3,519,840
King Yuan Electronics Co. Ltd. (Taiwan)	59,000	47,072
Kinsus Interconnect Technology Corp. (Taiwan)	9,000	29,737
Linear Technology Corp.	2,524	115,094
Maxim Integrated Products, Inc.	6,469	206,167
MediaTek, Inc. (Taiwan)	30,000	436,123
Megachips Corp. (Japan)	2,100	24,948
Microchip Technology, Inc.	2,393	107,948
Phison Electronics Corp. (Taiwan)	4,000	27,446
Pixart Imaging, Inc. (Taiwan)	11,000	23,210
Powertech Technology, Inc. (Taiwan)*	37,000	62,958
Rohm Co. Ltd. (Japan)	4,100	247,038
SCREEN Holdings Co. Ltd. (Japan)	71,000	417,222
SDI Corp. (Taiwan)	6,000	7,381
Semiconductor Manufacturing International Corp. (China)*	1,134,000	103,505
Shanghai Fudan Microelectronics Group Co. Ltd. (China)	192,000	170,344
Sigurd Microelectronics Corp. (Taiwan)	22,000	21,198
Silicon Laboratories, Inc.*	1,311	62,430

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Silicon Motion Technology Corp. (Taiwan), ADR	1,000	$23,650
Siliconware Precision Industries Co. (Taiwan)	103,000	155,203
Sitronix Technology Corp. (Taiwan)	3,000	7,645
SK Hynix, Inc. (South Korea)*	19,826	847,272
Sonix Technology Co. Ltd. (Taiwan)	11,000	16,046
STMicroelectronics NV (Switzerland)	20,086	150,176
Synaptics, Inc.*	890	61,268
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	99,400	2,224,572
Texas Instruments, Inc.	14,644	782,941
Tokyo Electron Ltd. (Japan)	4,700	356,402
Topco Scientific Co. Ltd. (Taiwan)	13,260	23,531
Transcend Information, Inc. (Taiwan)	9,000	27,928
Win Semiconductors Corp. (Taiwan)	31,000	28,752
Winbond Electronics Corp. (Taiwan)*	119,000	40,414
Xilinx, Inc.	3,519	152,338
Xinyi Solar Holdings Ltd. (China)	50,000	13,622
Youngtek Electronics Corp. (Taiwan)	11,109	21,372

		14,516,553

Software — 0.6%
ACI Worldwide, Inc.*	3,540	71,402
Activision Blizzard, Inc.	13,365	269,305
Adobe Systems, Inc.*	4,423	321,552
ANSYS, Inc.*	1,257	103,074
Aspen Technology, Inc.*	913	31,973
Asseco Poland SA (Poland)	5,540	79,474
Aveva Group PLC (United Kingdom)	1,550	31,744
CA, Inc.	8,038	244,757
Capcom Co. Ltd. (Japan)	2,900	43,564
CD Projekt SA (Poland)*	1,321	6,189
Cdk Global, Inc.	1,682	68,558
Cyberlink Corp. (Taiwan)	7,000	20,058
Dassault Systemes SA (France)	2,414	147,207
DTS Corp. (Japan)	2,300	49,062
Electronic Arts, Inc.*	4,677	219,889
Ellie Mae, Inc.*(a)	679	27,377
FactSet Research Systems, Inc.(a)	679	95,569
FleetMatics Group PLC*(a)	1,254	44,504
Fuji Soft, Inc. (Japan)	2,200	44,745
Infoblox, Inc.*	594	12,005
Intuit, Inc.	3,508	323,403
Kingdee International Software Group Co. Ltd. (China)*	28,000	8,261
Kingsoft Corp. Ltd. (China)	9,000	17,688
Konami Corp. (Japan)	4,700	86,167
KongZhong Corp. (China), ADR	3,100	16,771
Linx SA (Brazil)	1,000	18,998
Mentor Graphics Corp.	3,153	69,114
Microsoft Corp.	150,401	6,986,126
Netdragon Websoft, Inc. (Hong Kong)	11,500	20,143
NetScout Systems, Inc.*(a)	1,024	37,417
NICE Systems Ltd. (Israel), ADR	3,499	177,224
Nintendo Co. Ltd. (Japan)	3,100	323,509
Open Text Corp. (Canada)	3,300	192,041
Oracle Corp.	67,346	3,028,550
Perfect World Co. Ltd. (China), ADR	1,900	29,944
Rovi Corp.*	4,007	90,518

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Sage Group PLC (The) (United Kingdom)	39,099	$282,396
SAP SE (Germany)	19,242	1,343,641
Shanda Games Ltd. (China), ADR*	10,800	61,344
SimCorp A/S (Denmark)	3,587	94,706
Software AG (Germany)	2,909	70,692
Solera Holdings, Inc.	1,326	67,865
Square Enix Holdings Co. Ltd. (Japan)	2,200	45,363
SS&C Technologies Holdings, Inc.	1,261	73,756
Symantec Corp.	15,711	403,066
Synopsys, Inc.*	4,785	208,004
Totvs SA (Brazil)	1,500	19,750
Trend Micro, Inc. (Japan)*	2,000	55,266
UBISOFT Entertainment (France)*	25,146	458,424
Zynga, Inc. (Class A Stock)*	9,611	25,565

		16,567,720

Specialty Retail — 0.5%
Aaron’s, Inc.	3,674	112,314
ABC-Mart, Inc. (Japan)	6,300	304,846
Adastria Holding Co. Ltd. (Japan)	840	21,968
Advance Auto Parts, Inc.	1,541	245,450
Alpen Co. Ltd. (Japan)	1,700	23,885
American Eagle Outfitters, Inc.(a)	3,625	50,315
AOKI Holdings, Inc. (Japan)	2,600	26,394
Aoyama Trading Co. Ltd. (Japan)	4,300	93,955
Ascena Retail Group, Inc.*	4,694	58,957
Autobacs Seven Co. Ltd. (Japan)	5,500	77,819
AutoNation, Inc.*	2,170	131,090
Baoxin Auto Group Ltd. (China)	41,500	23,885
Barnes & Noble, Inc.*(a)	1,438	33,390
Bed Bath & Beyond, Inc.*	5,810	442,548
Belle International Holdings Ltd. (Hong Kong)	142,000	159,501
Best Buy Co., Inc.	6,641	258,866
Bic Camera, Inc. (Japan)	7,700	88,312
Broccoli Co. Ltd. (Japan)	33,000	437,393
Buckle, Inc. (The)(a)	852	44,747
Cashbuild Ltd. (South Africa)	1,619	22,981
Cato Corp. (The) (Class A Stock)	1,561	65,843
Children’s Place, Inc. (The)	848	48,336
China Harmony Auto Holding Ltd. (China)	21,000	17,602
Chiyoda Co. Ltd. (Japan)	1,500	29,528
Cia Hering (Brazil)	2,000	15,236
DCM Holdings Co. Ltd. (Japan)	8,900	56,909
Dick’s Sporting Goods, Inc.	1,382	68,616
DSW, Inc. (Class A Stock)	1,344	50,131
E-LIFE MALL Corp. (Taiwan)	8,000	15,805
Esprit Holdings Ltd. (Hong Kong)	38,200	45,568
Express, Inc.*	1,570	23,063
Fast Retailing Co. Ltd. (Japan)	700	254,727
FF Group (Greece)*	1,349	43,101
Fielmann AG (Germany)	1,294	88,373
Finish Line, Inc. (The) (Class A Stock)	1,428	34,715
Foot Locker, Inc.	3,054	171,574
GameStop Corp. (Class A Stock)(a)	4,858	164,200
Gap, Inc. (The)	5,998	252,576
Geo Holdings Corp. (Japan)	8,000	64,009
Giordano International Ltd. (Hong Kong)	66,000	29,195
GNC Holdings, Inc. (Class A Stock)	2,195	103,077

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
GOME Electrical Appliances Holding Ltd. (China)	789,868	$115,451
Haverty Furniture Cos., Inc.	1,125	24,761
Hennes & Mauritz AB (Sweden) (Class B Stock)	9,310	386,784
Holdsport Ltd. (South Africa)	3,863	15,729
Home Depot, Inc. (The)	18,334	1,924,520
Home Product Center PCL (Thailand)	59,014	14,798
Honeys Co. Ltd. (Japan)	3,070	24,052
Inditex SA (Spain)	12,405	353,858
Indomobil Sukses Internasional Tbk PT (Indonesia)	41,400	13,371
JB Hi-Fi Ltd. (Australia)(a)	3,375	43,312
JD Group Ltd. (South Africa)*	8,544	17,911
Jumbo SA (Greece)	3,635	36,962
Kingfisher PLC (United Kingdom)	100,765	532,659
Kohnan Shoji Co. Ltd. (Japan)	7,000	78,647
Komeri Co. Ltd. (Japan)	1,800	38,954
Konaka Co. Ltd. (Japan)	3,100	16,068
K’s Holdings Corp. (Japan)	3,100	81,485
Lewis Group Ltd. (South Africa)	3,226	20,501
Lowe’s Cos., Inc.	17,954	1,235,235
Men’s Wearhouse, Inc. (The)	1,437	63,444
Monro Muffler Brake, Inc.(a)	631	36,472
Nitori Holdings Co. Ltd. (Japan)	2,500	134,321
O’Reilly Automotive, Inc.*	2,015	388,129
Outerwall, Inc.*(a)	1,102	82,892
PetSmart, Inc.	2,223	180,719
Pou Sheng International Holdings Ltd. (Hong Kong)*	131,000	12,444
Premier Investments Ltd. (Australia)	7,805	62,370
Rent-A-Center, Inc.	1,882	68,354
Restoration Hardware Holdings, Inc.*(a)	678	65,095
Rona, Inc. (Canada)	6,500	77,487
Ross Stores, Inc.	4,175	393,535
Sanrio Co. Ltd. (Japan)(a)	1,000	24,708
Shimachu Co. Ltd. (Japan)	5,400	130,876
Shimamura Co. Ltd. (Japan)	1,100	94,927
Staples, Inc.	24,184	438,214
Super Group Ltd. (South Africa)*	9,923	29,337
Super Retail Group Ltd. (Australia)(a)	53,470	310,733
TJX Cos., Inc. (The)	11,531	790,796
Tractor Supply Co.	1,923	151,571
Tsann Kuen Enterprise Co. Ltd. (Taiwan)	6,000	6,319
Ulta Salon Cosmetics & Fragrance, Inc.*	792	101,249
Urban Outfitters, Inc.*	2,457	86,314
USS Co. Ltd. (Japan)	4,000	61,459
Valora Holding AG (Switzerland)*	463	106,263
Vitamin Shoppe, Inc.*	971	47,171
WH Smith PLC (United Kingdom)	4,282	89,544
Williams-Sonoma, Inc.	1,414	107,012
World Duty Free SpA (Italy)*	2,169	20,825
Xebio Co. Ltd. (Japan)	2,400	39,950
Yamada Denki Co. Ltd. (Japan)	76,000	254,989
Yellow Hat Ltd. (Japan)	1,900	38,853
Zhongsheng Group Holdings Ltd. (China)	39,000	35,092

		13,807,322

Technology Hardware, Storage & Peripherals — 0.9%
Advantech Co. Ltd. (Taiwan)	6,596	48,424

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Apple, Inc.	118,051	$13,030,616
Asustek Computer, Inc. (Taiwan)	30,000	327,330
Aten International Co. Ltd. (Taiwan)	2,000	5,223
Cal-Comp Electronics Thailand PCL (Thailand) (Class F Stock)	252,096	21,455
Canon, Inc. (Japan)	37,600	1,195,069
Chicony Electronics Co. Ltd. (Taiwan)	18,090	50,374
CMC Magnetics Corp. (Taiwan)*	277,000	39,107
Coolpad Group Ltd. (China)	80,000	15,688
Diebold, Inc.	2,342	81,127
Eizo Corp. (Japan)	3,600	70,227
Electronics For Imaging, Inc.*	1,847	79,107
Elitegroup Computer Systems Co. Ltd. (Taiwan)*	27,216	22,684
EMC Corp.	43,905	1,305,735
Getac Technology Corp. (Taiwan)	38,000	19,856
Gigabyte Technology Co. Ltd. (Taiwan)	30,000	34,824
Hewlett-Packard Co.	50,858	2,040,932
IEI Integration Corp. (Taiwan)	11,660	18,275
Inventec Corp. (Taiwan)	131,000	87,613
Japan Digital Laboratory Co. Ltd. (Japan)	3,500	47,024
JCY International Bhd (Malaysia)	28,800	4,467
KONA I Co. Ltd. (South Korea)	8,392	256,369
KYE Systems Corp. (Taiwan)	19,836	7,569
Lenovo Group Ltd. (China)	132,000	172,341
Lexmark International, Inc. (Class A Stock)	2,219	91,578
Lite-On Technology Corp. (Taiwan)	87,724	100,214
Melco Holdings, Inc. (Japan)	2,700	40,176
Micro-Star International Co. Ltd. (Taiwan)	46,000	49,247
Mitac Holdings Corp. (Taiwan)	57,000	42,011
Neopost SA (France)	1,861	106,166
NetApp, Inc.	7,227	299,559
Nokia OYJ (Finland)	55,770	441,075
Portwell, Inc. (Taiwan)	12,000	21,410
Primax Electronics Ltd. (Taiwan)	23,000	27,889
QLogic Corp.*	3,697	49,244
Quanta Computer, Inc. (Taiwan)	89,000	221,713
Quanta Storage, Inc. (Taiwan)	16,000	17,819
Riso Kagaku Corp. (Japan)	4,200	67,610
Samsung Electronics Co. Ltd. (South Korea)	4,149	4,988,112
Seiko Epson Corp. (Japan)	4,300	179,930
TCL Communication Technology Holdings Ltd. (China)	21,000	19,491
Toshiba TEC Corp. (Japan)	7,000	47,982
Wacom Co. Ltd. (Japan)(a)	2,700	10,425
Wincor Nixdorf AG (Germany)	943	45,540

		25,848,627

Textiles, Apparel & Luxury Goods — 0.3%
361 Degrees International Ltd. (China)	63,000	16,832
Adidas AG (Germany)	6,222	432,091
Aksa Akrilik Kimya Sanayii A/S (Turkey)	3,227	10,253
Anta Sports Products Ltd. (China)	22,000	38,673
Asics Corp. (Japan)	35,100	845,043
Bijou Brigitte AG (Germany)	651	39,907
Bosideng International Holdings Ltd. (Hong Kong)	182,000	24,336
Brunello Cucinelli SpA (Italy)(a)	3,821	85,347
Carnival Industrial Corp. (Taiwan)	95,000	24,078

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Carter’s, Inc.	1,225	$106,955
CCC SA (Poland)	636	23,914
China Dongxiang Group Co. (China)	198,000	35,089
Christian Dior SA (France)(g)	1,506	257,735
Daphne International Holdings Ltd. (China)	76,000	27,681
Eclat Textile Co. Ltd. (Taiwan)	25,240	253,673
Feng TAY Enterprise Co. Ltd. (Taiwan)	10,400	31,581
Fila Korea Ltd. (South Korea)*	1,382	140,193
Formosa Taffeta Co. Ltd. (Taiwan)	75,000	74,001
Gerry Weber International AG (Germany)	13,481	552,851
Gildan Activewear, Inc. (Canada)	2,700	152,685
Grendene SA (Brazil)	2,500	14,389
Gunze Ltd. (Japan)	24,000	62,060
Handsome Co. Ltd. (South Korea)*	1,910	56,562
Hanesbrands, Inc.	1,535	171,337
Hansae Co. Ltd. (South Korea)*	2,400	86,342
Hermes International (France)	386	137,448
Hugo Boss AG (Germany)	597	73,032
Kering (France)	2,203	423,353
Kwong Fong Industries (Taiwan)	26,400	14,250
Lealea Enterprise Co. Ltd. (Taiwan)*	89,258	25,782
LF Corp. (South Korea)*	2,090	56,634
Li Ning Co. Ltd. (China)*	47,500	23,110
LPP SA (Poland)	17	34,502
Luthai Textile Co. Ltd. (China) (Class B Stock)	5,500	7,298
Luxottica Group SpA (Italy)	1,755	96,207
LVMH Moet Hennessy Louis Vuitton SA (France)(g)	6,181	979,083
Makalot Industrial Co. Ltd. (Taiwan)	4,352	23,152
Michael Kors Holdings Ltd.*	3,231	242,648
Moncler SpA (Italy)	13,693	182,962
Nien Hsing Textile Co. Ltd. (Taiwan)	17,000	15,019
NIKE, Inc. (Class B Stock)	10,534	1,012,844
Onward Holdings Co. Ltd. (Japan)	8,000	48,098
Pegas Nonwovens SA (Czech Republic)	2,636	73,694
Ports Design Ltd. (Hong Kong)*	51,000	15,521
POU Chen Corp. (Taiwan)	123,000	148,321
Prada SpA (Italy)	11,200	63,250
Puma SE (Germany)	269	55,853
Ralph Lauren Corp.	716	132,575
Safilo Group SpA (Italy)*	2,483	32,215
Samsonite International SA	30,000	88,979
Sanyo Shokai Ltd. (Japan)	15,000	36,373
Shanghai Haixin Group Co. (China) (Class B Stock)*	22,200	13,120
Shenzhou International Group Holdings Ltd. (China)	25,000	82,387
Tainan Enterprises Co. Ltd. (Taiwan)	13,000	10,744
Tainan Spinning Co. Ltd. (Taiwan)	80,340	47,052
Taiwan Paiho Ltd. (Taiwan)	14,000	18,859
Texwinca Holdings Ltd. (Hong Kong)	48,000	41,442
TSI Holdings Co. Ltd. (Japan)	13,400	78,770
Vera Bradley, Inc.*	646	13,165
VF Corp.	6,717	503,103
Wacoal Holdings Corp. (Japan)	13,000	131,231
Weiqiao Textile Co. (China) (Class H Stock)	55,500	31,669
Wolverine World Wide, Inc.	2,772	81,691
XTEP International Holdings Ltd. (China)	32,000	12,862
Yondoshi Holdings, Inc. (Japan)	1,500	23,401

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Youngone Corp. (South Korea)*	830	$40,099
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	35,000	125,853
Zig Sheng Industrial Co. Ltd. (Taiwan)	53,000	15,223

		8,876,482

Thrifts & Mortgage Finance
Astoria Financial Corp.	5,057	67,562
Berkshire Hills Bancorp, Inc.	1,142	30,446
BofI Holding, Inc.*(a)	830	64,582
Capitol Federal Financial, Inc.	8,398	107,326
EverBank Financial Corp.(a)	5,075	96,729
Genworth MI Canada, Inc. (Canada)	3,900	124,137
Home Capital Group, Inc. (Canada)	5,016	207,194
Home Loan Servicing Solutions Ltd.	3,642	71,092
Hudson City Bancorp, Inc.	7,575	76,659
New York Community Bancorp, Inc.(a)	13,195	211,120
Northwest Bancshares, Inc.	5,701	71,434
People’s United Financial, Inc.(a)	8,003	121,486
Provident Financial Services, Inc.	2,862	51,688
Washington Federal, Inc.	5,334	118,148

		1,419,603

Tobacco — 0.1%
Altria Group, Inc.	11,340	558,722
British American Tobacco PLC (United Kingdom)	27,645	1,498,112
Gudang Garam Tbk PT (Indonesia)	7,100	34,782
Imperial Tobacco Group PLC (United Kingdom)	22,489	989,956
Japan Tobacco, Inc. (Japan)	26,300	723,849
KT&G Corp. (South Korea)	3,080	213,855
Reynolds American, Inc.	4,836	310,810
Souza Cruz SA (Brazil)	2,800	20,351
Universal Corp.	1,578	69,400

		4,419,837

Trading Companies & Distributors — 0.2%
AerCap Holdings NV (Netherlands)*	2,232	86,646
Air Lease Corp.	4,991	171,241
AKR Corporindo Tbk PT (Indonesia)	40,700	13,525
Ashtead Group PLC (United Kingdom)	40,479	718,905
BayWa AG (Germany)	1,722	63,470
Brenntag AG (Germany)	15,975	893,166
Bunzl PLC (United Kingdom)	7,808	213,449
Eqstra Holdings Ltd. (South Africa)*	29,348	8,601
Fastenal Co.(a)	3,106	147,721
Ferreycorp SAA (Peru)	147,987	80,463
Fly Leasing Ltd. (Ireland), ADR	1,437	18,897
Hudaco Industries Ltd. (South Africa)	2,958	24,742
Inaba Denki Sangyo Co. Ltd. (Japan)	3,200	103,319
Inabata & Co. Ltd. (Japan)	5,300	47,632
Indutrade AB (Sweden)	12,287	489,165
Invicta Holdings Ltd. (South Africa)	2,033	17,276
Iwatani Corp. (Japan)	34,000	222,776
Kanamoto Co. Ltd. (Japan)	1,800	48,672
Kuroda Electric Co. Ltd. (Japan)	3,900	53,752
Mills Estruturas e Servicos de Engenharia SA (Brazil)	1,100	3,952
MISUMI Group, Inc. (Japan)	3,000	98,926

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors (continued)
MRC Global, Inc.*	4,110	$62,267
MSC Industrial Direct Co., Inc. (Class A Stock)	1,212	98,475
Nagase & Co. Ltd. (Japan)	9,200	109,851
Nishio Rent All Co. Ltd. (Japan)	2,100	69,136
NOW, Inc.*(a)	3,075	79,120
SIG PLC (United Kingdom)	203,131	549,694
Solar A/S (Denmark) (Class B Stock)	615	28,835
Tomoe Engineering Co. Ltd. (Japan)	2,200	31,565
Toromont Industries Ltd. (Canada)	3,100	76,072
W.W. Grainger, Inc.	972	247,753
Wakita & Co. Ltd. (Japan)	3,000	28,132
Watsco, Inc.	697	74,579

		4,981,775

Transportation Infrastructure — 0.1%
Abertis Infraestructuras SA (Spain)	6,730	133,455
Aeroports de Paris (France)	1,786	215,972
Airports of Thailand PCL (Thailand)	8,100	69,429
Ansaldo STS SpA (Italy)	4,232	42,600
ASTM SpA (Italy)	9,608	111,019
Atlantia SpA (Italy)(g)	17,625	409,641
Auckland International Airport Ltd. (New Zealand)	45,566	149,929
Bangkok Expressway PCL (Thailand)	27,900	33,497
BBA Aviation PLC (United Kingdom)	29,538	165,076
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	64,000	51,018
CCR SA (Brazil)	6,900	40,000
Citra Marga Nusaphala Persada Tbk PT (Indonesia)	96,500	23,063
EcoRodovias Infraestrutura e Logistica SA (Brazil)	3,500	14,036
Flughafen Wien AG (Austria)	1,016	94,444
Flughafen Zuerich AG (Switzerland)	240	160,503
Fraport AG Frankfurt Airport Services Worldwide (Germany)	1,728	99,709
Grupo Aeroportuario del Pacifico SAB de CV (Mexico), ADR	1,010	63,832
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR*	360	47,462
Hamburger Hafen und Logistik AG (Germany)	4,011	83,353
Hopewell Highway Infrastructure Ltd. (Hong Kong)	5,050	2,530
Hutchison Port Holdings Trust (Singapore), UTS	230,000	158,700
Japan Airport Terminal Co. Ltd. (Japan)	1,900	74,716
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	46,000	54,768
Kamigumi Co. Ltd. (Japan)	12,000	106,894
Macquarie Atlas Roads Group (Australia)	104,582	271,614
Malaysia Airports Holdings Bhd (Malaysia)	12,400	24,116
Mitsubishi Logistics Corp. (Japan)	6,000	87,263
Port of Tauranga Ltd. (New Zealand)	575	7,547
SATS Ltd. (Singapore)	39,000	89,590
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	90,000	59,881
Shenzhen International Holdings Ltd. (China)	43,750	63,793

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
Societa Iniziative Autostradali e Servizi SpA (Italy)	7,038	$67,730
TAV Havalimanlari Holding A/S (Turkey)	3,907	31,895
TPI - Triunfo Participacoes e Investimentos SA (Brazil)*	3,400	9,849
Transurban Group (Australia)	23,246	161,995
Wesco Aircraft Holdings, Inc.*	2,511	35,104
Wilson Sons Ltd. (Brazil), BDR	400	4,815
Yuexiu Transport Infrastructure Ltd. (China)	64,000	38,914
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	54,000	62,535

		3,422,287

Water Utilities — 0.1%
Aguas Andinas SA (Chile) (Class A Stock)	76,132	44,070
American States Water Co.	1,972	74,266
American Water Works Co., Inc.	4,579	244,061
Aqua America, Inc.	3,148	84,052
Athens Water Supply & Sewage Co. (The) (Greece)	2,596	19,640
Beijing Enterprises Water Group Ltd. (China)*	88,000	59,462
California Water Service Group	3,018	74,273
China Water Affairs Group Ltd. (Hong Kong)	70,000	31,890
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil), ADR(a)	9,000	56,610
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	2,600	24,629
Guangdong Investment Ltd. (China)	106,000	138,059
Inversiones Aguas Metropolitanas SA (Chile)	21,403	33,154
Manila Water Co., Inc. (Philippines)	53,500	34,806
Pennon Group PLC (United Kingdom)	14,699	210,000
Puncak Niaga Holdings Bhd (Malaysia)*	16,000	13,498
Severn Trent PLC (United Kingdom)	5,282	164,742
SIIC Environment Holdings Ltd. (Singapore)*	1,855,000	192,464
Sound Global Ltd. (China)*	42,000	48,331
TTW PCL (Thailand)	89,900	31,697
United Utilities Group PLC (United Kingdom)	25,178	357,627

		1,937,331

Wireless Telecommunication Services — 0.5%
Advanced Info Service PCL (Thailand)	15,100	115,201
Almendral SA (Chile)	6,270	496
America Movil SAB de CV (Mexico) (Class L Stock), ADR	43,900	973,702
Axiata Group Bhd (Malaysia)	92,600	186,377
China Mobile Ltd. (China)	212,500	2,488,959
DiGi.Com Bhd (Malaysia)	9,300	16,383
ENTEL Chile SA (Chile)	3,444	34,597
Far EasTone Telecommunications Co. Ltd. (Taiwan)	41,000	94,454
Freenet AG (Germany)	4,590	130,505
Globe Telecom, Inc. (Philippines)	620	23,805
Indosat Tbk PT (Indonesia)*	73,200	23,937
KDDI Corp. (Japan)	22,800	1,432,388
Maxis Bhd (Malaysia)	30,900	60,343

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
Millicom International Cellular SA (Luxembourg), SDR	1,471	$108,994
Mobile Telesystems OJSC (Russia), ADR	11,400	81,852
Mobistar SA (Belgium)*	1,569	37,222
MTN Group Ltd. (South Africa)	22,291	424,031
NTT DoCoMo, Inc. (Japan)	62,200	905,822
Partner Communications Co. Ltd. (Israel)*	10,372	53,704
Philippine Long Distance Telephone Co. (Philippines), ADR(a)	825	52,214
Rogers Communications, Inc. (Canada) (Class B Stock)	4,100	159,405
Samart Corp. PCL (Thailand)	25,400	30,302
SBA Communications Corp. (Class A Stock)*	467	51,725
Sistema JSFC (Russia), GDR, RegS	21,340	111,181
SK Telecom Co. Ltd. (South Korea)	1,618	395,751
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	38,449	64,352
SoftBank Corp. (Japan)	22,800	1,357,131
Sprint Corp.*	16,220	67,313
Taiwan Mobile Co. Ltd. (Taiwan)	28,000	92,589
Tele2 AB (Sweden) (Class B Stock)	10,370	125,661
Telephone & Data Systems, Inc.	7,545	190,511
Tim Participacoes SA (Brazil), ADR	2,240	49,750
Turkcell Iletisim Hizmetleri A/S (Turkey)*	19,134	116,765
VimpelCom Ltd. (Netherlands), ADR	9,100	37,993
Vodacom Group Ltd. (South Africa)	3,583	39,647
Vodafone Group PLC (United Kingdom), ADR	105,140	3,592,634
Vodafone Qatar (Qatar)	6,791	30,186

		13,757,882

TOTAL COMMON STOCKS (cost $749,869,821)		791,956,186

EXCHANGE TRADED FUNDS — 0.2%
iShares MSCI India Index*	546,426	3,972,517
iShares MSCI Israel Capped	8,838	413,442
iShares MSCI South Korea Capped	4,696	259,689
iShares US Real Estate	79	6,070
Market Vectors Russia ETF	54,277	793,530
SPDR Dow Jones International Real Estate	128	5,321

TOTAL EXCHANGE TRADED FUNDS (cost $4,685,587)		5,450,569

PREFERRED STOCKS — 0.2%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom) (PRFC C)*(g)	3,731,310	5,816

Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany) (PRFC)	2,190	178,923
Hyundai Motor Co. (South Korea) (2nd PRFC)*	1,060	128,937
Volkswagen AG (Germany) (PRFC)	8,424	1,872,284

		2,180,144

Banks — 0.1%
Absa Bank Ltd. (South Africa) (PRFC)	1,074	73,348
Banco Davivienda SA (Colombia) (PRFC)	6,509	76,963

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Banco Daycoval SA (Brazil) (PRFC)	3,200	$10,112
CoBank ACB, 6.200%*	20,606	2,060,600
Grupo Aval Acciones y Valores (Colombia) (PRFC)	192,010	103,418
Itausa - Investimentos Itau SA (Brazil) (PRFC)	58,670	207,250
Shinkin Central Bank (Japan) (PRFC A)	63	113,278

		2,644,969

Chemicals
Braskem SA (Brazil) (PRFC A)	2,700	17,775

Construction Materials
STO SE & Co. KGaA (Germany) (PRFC)	378	57,175

Diversified Financial Services
Grupo de Inversiones Suramericana SA (Colombia) (PRFC)	516	8,576

Diversified Telecommunication Services
Oi SA (Brazil) (PRFC)*	6,210	20,114

Electric Utilities
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	11,400	35,081
Cia de Transmissao de Energia Eletrica Paulista (Brazil) (PRFC)	2,200	34,347
Cia Energetica de Minas Gerais (Brazil) (PRFC)	12,270	60,653
Cia Paranaense de Energia (Brazil) (PRFC B)	3,900	52,671
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Brazil) (PRFC)	7,400	24,108

		206,860

Food & Staples Retailing
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil) (PRFC), ADR	1,200	44,196

Health Care Equipment & Supplies
Sartorius AG (Germany) (PRFC)	3,916	477,769

Household Products
Henkel AG & Co. KGaA (Germany) (PRFC)	4,225	455,109

Independent Power & Renewable Electricity Producers
Cia Energetica de Sao Paulo (Brazil) (PRFC B)	6,000	60,515

Insurance
Unipol Gruppo Finanziario SpA (Italy) (PRFC)	12,126	59,404

Machinery
Marcopolo SA (Brazil) (PRFC)	8,100	10,147
Randon Participacoes SA (Brazil) (PRFC)	4,125	7,402

		17,549

Metals & Mining
Metalurgica Gerdau SA (Brazil) (PRFC)	8,500	36,133
Usinas Siderurgicas de Minas Gerais SA (Brazil) (PRFC A)*	17,800	33,816
Vale SA (Brazil) (PRFC)	57,800	418,138

		488,087

Multi-Utilities
RWE AG (Germany) (PRFC)	2,175	49,466

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Paper & Forest Products
Suzano Papel e Celulose SA (Brazil) (PRFC A)	9,100	$38,513

Semiconductors & Semiconductor Equipment
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	822	773,149

Textiles, Apparel & Luxury Goods
Alpargatas SA (Brazil) (PRFC)	2,530	6,900

TOTAL PREFERRED STOCKS (cost $8,084,459)		7,612,086

	Units
RIGHTS*
Airlines
Eva Airways Corp. (Taiwan), expiring 01/26/15(g)	8,395	1,336

Gas Utilities
Apa Group (Australia), expiring 01/15/15(g)	8,480	4,360

Hotels, Restaurants & Leisure
Gtech SpA (Italy), expiring 01/09/15(g)	3,509	—

TOTAL RIGHTS (cost $ — )		5,696

	Shares
UNAFFILIATED MUTUAL FUNDS
Chemtrade Logistics Income Fund	100	1,782
HBM Healthcare Investments AG (Class A Stock)*	2,122	208,235
Solvalor 61	392	93,643

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $209,751)		303,660

	Units
WARRANTS*
Health Care Equipment & Supplies
Golden Meditech Holdings Ltd. (Hong Kong), expiring 07/30/15(g)	19,272	224

Hotels, Restaurants & Leisure
Minor International PCL (Thailand), expiring 11/03/17(g)	1,675	247

Road & Rail
BTS Group Holdings PCL (Thailand), expiring 12/31/18(g)	95,700	3,811

TOTAL WARRANTS (cost $ — )		4,282

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 2.9%
Collateralized Loan Obligations — 2.4%
Acis CLO Ltd. (Cayman Islands),
Series 2013-2A, Class A, 144A
0.734%(c)	10/14/22	1,350	$1,325,755
Series 2013-2A, Class ACOM, 144A
1.149%(c)	10/14/22	9,300	9,082,380
Series 2014-4A, Class ACOM, 144A
1.713%(c)	05/01/26	9,400	9,180,040
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-4A, Class A1A, 144A
1.732%(c)	07/28/26	7,450	7,374,430
Series 2014-4A, Class A2, 144A
2.442%(c)	07/28/26	1,600	1,555,819
Brentwood CLO Corp. (Cayman Islands),
Series 2006-1A, Class A1A, 144A
0.502%(c)	02/01/22	4,780	4,743,230
Series 2006-1A, Class A1B, 144A
0.502%(c)	02/01/22	1,853	1,838,461
Granite Master Issuer PLC (United Kingdom),
Series 2006-1A, Class A1, 144A
0.235%(c)	12/20/54	4,630	4,586,564
Series 2007-1, Class 2A1
0.305%(c)	12/20/54	3,345	3,318,795
Series 2007-2, Class 2A1
0.242%(c)	12/17/54	2,782	2,758,149
Series 2007-2, Class 4A1
0.252%(c)	12/17/54	2,412	2,391,827
KKR Financial CLO Ltd.,
Series 2007-1A, Class A, 144A
0.582%(c)	05/15/21	2,813	2,795,147
Paragon Mortgages No 12 PLC (United Kingdom),
Series 12A, Class A2C, 144A
0.452%(c)	11/15/38	3,562	3,331,785
Silvermore CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A
1.682%(c)	05/15/26	6,450	6,386,005
Series 2014-1A, Class A2, 144A
2.282%(c)	05/15/26	1,200	1,163,742
Sound Point CLO VI Ltd. (Cayman Islands),
Series 2014-2A, Class ACOM, 144A
1.453%(c)	10/20/26	9,550	9,357,090

			71,189,219

Non-Residential Mortgage-Backed Securities — 0.5%
Access to Loans for Learning Student Loan Corp.,
Series 2013-I, Class A
0.970%(c)	02/25/41	1,409	1,418,382
Edsouth Indenture No 5 LLC,
Series 2014-1, Class A, 144A
0.870%(c)	02/25/39	3,692	3,677,731
Educational Services of America, Inc.,
Series 2014-2, Class A, 144A
0.850%(c)	05/25/39	4,179	4,150,568
SLM Student Loan Trust,
Series 2008-5, Class A4
1.934%(c)	07/25/23	4,000	4,167,752

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
South Carolina Student Loan Corp.,
Series 2014-1, Class A1
0.907%(c)	05/01/30	3,450	$3,443,721

			16,858,154

TOTAL ASSET-BACKED SECURITIES (cost $88,255,278)			88,047,373

BANK LOANS(c) — 2.0%
Air Freight & Logistics
Mirror Bidco Corp.,
Term Loan B
4.250%	12/28/19	898	886,469

Airlines
Delta Air Lines,
2014 Term Loan B-1
3.250%	10/18/18	1,194	1,167,893

Capital Markets
Guggenheim Partners Investment,
Initial Term Loan
4.253%	07/22/20	995	984,018

Chemicals
Axalta Coating Systems,
Refinanced Term Loan B
3.750%	02/01/20	1,141	1,108,964

Commercial Services & Supplies
ADS Waste Holdings, Inc.,
Initial Tranche Term Loan B-2
3.750%	10/09/19	989	957,656

Consumer Finance
US Infrastructure,
Initial Term Loan (First Lien)
4.000%	07/10/20	597	579,061

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, LLC,
Term Loan B
3.750%	01/30/20	1,492	1,467,209

Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA,
Term Loan B-2
3.750%	06/30/19	1,500	1,475,625
Virgin Media Investment Holdings Ltd.,
Term Loan B
3.500%	06/07/20	1,800	1,765,098

			3,240,723

Electronic Equipment, Instruments & Components — 0.1%
Energy Solutions LLC,
Term Advance(g)
6.750%	05/29/20	1,269	1,262,675

Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc.,
2013 (November) Replacement Loan (First Lien)
4.500%	09/26/19	597	584,830
2013 (November) Replacement Loan (Second Lien)
8.500%	03/26/20	600	588,300

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Food & Staples Retailing (continued)
Performance Food Group, Inc., Initial Loan (Second Lien)(g)
6.250%	11/14/19	1,492	$1,460,710

			2,633,840

Food Products — 0.1%
H.J. Heinz Co., Term Loan B-2
3.500%	06/05/20	1,555	1,543,338
Pinnacle Foods Finance, LLC, Tranche Term Loan G
3.000%	04/29/20	1,500	1,452,660
Shearer’s Foods LLC, Term Loan (First Lien)
4.500%	06/30/21	598	590,648
Term Loan (Second Lien)(g)
7.750%	06/30/22	600	585,750

			4,172,396

Health Care Equipment & Supplies
Ortho-Clinical Diagnostics Holdings, Initial Term Loan
4.750%	06/30/21	1,094	1,075,073

Health Care Providers & Services — 0.1%
American Renal Holdings, Inc., Initial Term Loan (Second Lien)(g)
8.500%	03/20/20	600	590,880
Term Loan B (First Lien)
4.500%	08/20/19	359	354,427
AmSurg Corp., Initial Term Loan
3.750%	07/16/21	995	985,050
MPH Acquisition Holdings, LLC, Initial Term Loan
3.750%	03/31/21	1,471	1,426,471

			3,356,828

Hotels, Restaurants & Leisure — 0.3%
Burger King Worlwide, Term Loan B
4.500%	09/24/21	1,500	1,493,565
Diamond Foods, Inc., Term Loan B(g)
4.250%	08/20/18	995	985,038
Four Seasons Holdings, Inc., Term Loan (December 2013)
3.500%	06/29/20	995	972,576
Term Loan (Second Lien)(g)
6.250%	12/27/20	1,000	992,500
Hilton Worldwide Finance, Initial Term Loan
3.500%	10/26/20	1,622	1,600,670
La Quinta Intermediate Holdings LLC, Initial Term Loan
4.000%	04/14/21	1,407	1,387,522
Marina District Finance Co., Inc., Incremental Term Facility
6.750%	08/15/18	552	546,815

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Hotels, Restaurants & Leisure (continued)
Wendy’s International, Inc., Term Loan B
3.250%	05/15/19	1,194	$1,182,251

			9,160,937

Independent Power & Renewable Electricity Producers
Calpine Corp., Term Loan
4.000%	10/09/19	997	982,695

IT Services — 0.2%
First Data Corp., Term Loan C1
3.667%	03/24/18	1,000	979,380
Ship Luxco, Additional Term Facility
4.500%	11/29/19	1,496	1,478,267
Vantiv LLC, Term Loan B
3.750%	06/13/21	1,791	1,767,502

			4,225,149

Machinery — 0.1%
Alliance Laundry Systems LLC, Initial Term Loan (First Lien)
4.250%	12/10/18	578	571,194
Gates Global LLC, Initial Dollar Term Loan
4.250%	07/05/21	998	968,822

			1,540,016

Media — 0.2%
E.W. Scripps Co. (The), Term Loan
3.250%	11/26/20	1,492	1,462,613
Getty Images, Inc., Initial Term Loan
4.750%	10/18/19	995	909,937
Hubbard Radio LLC, Tranche Term Loan 1
4.500%	04/29/19	463	456,889
iHeart Communications, Tranche Term Loan E
7.669%	07/30/19	1,200	1,141,500
Univision Communications, Inc., Replacement Term Loan (First Lien)
4.000%	03/01/20	1,492	1,457,252

			5,428,191

Metals & Mining — 0.1%
Atkore International, Inc., Initial Term Loan (First Lien)
4.500%	03/26/21	597	584,314
Initial Term Loan (Second Lien)(g)
7.750%	09/27/21	600	585,000
Reynolds Group Holdings, Incremental U.S. Term Loan
4.000%	12/01/18	990	969,974

			2,139,288

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc., Dollar Term Loan
4.250%	05/20/21	1,194	$1,182,061
Mallinckrodt International Finance SA, Incremental Term Loan B-1
3.500%	03/19/21	1,197	1,171,564
Salix Pharmaceuticals Ltd., Term Loan
4.250%	01/02/20	1,169	1,152,055

			3,505,680

Software — 0.1%
BMC Software Finance, Inc., Initial US Term Loan
5.000%	09/10/20	750	726,094
Renaissance Learning, Inc., Initial Term Loan (First Lien)
4.500%	04/09/21	497	484,643
Initial Term Loan (Second Lien)(g)
8.000%	04/11/22	500	475,000

			1,685,737

Specialty Retail — 0.1%
Academy Ltd., Initial Term Loan (2012)
4.045%	08/03/18	497	488,362
Neiman Marcus Group, Other Term Loan
4.250%	10/25/20	995	971,148
Petco Animal Supplies, Inc., New Loan
4.000%	11/24/17	1,194	1,178,359

			2,637,869

Textiles, Apparel & Luxury Goods — 0.1%
Polymer Group, Inc., Initial Loan
5.250%	12/13/19	1,492	1,468,210

Trading Companies & Distributors — 0.1%
Roofing Supply Group LLC, Initial Term Loan
5.000%	05/31/19	1,194	1,161,061
Spin Holdco, Inc., Initial Term Loan (First Lien)
4.253%	11/14/19	995	976,946
Univar, Inc., Term Loan B
5.000%	06/30/17	995	960,695

			3,098,702

TOTAL BANK LOANS (cost $60,078,146)			58,765,279

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.7%
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class A1A
5.361%	02/15/40	16,691	17,621,447
Series 2007-C2, Class A1A
5.526%(c)	01/15/49	10,987	11,575,560

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class A2
2.968%	10/25/21			25,000	$25,911,100
Series K035, Class A2
3.458%	08/25/23			1,100	1,168,459
Series K714, Class A2
3.034%	10/25/20			6,500	6,790,725
Paragon Mortgages No 13 PLC (United Kingdom), Series 13A, Class A2C, 144A
0.411%(c)	01/15/39			5,734	5,318,914
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A1A
5.559%	10/15/48			11,803	12,479,711

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $81,591,659)					80,865,916

CORPORATE BONDS — 11.6%
Banks — 3.1%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes
7.375%	04/06/23			9,470	12,702,499
Bank of America Corp., Sr. Unsec’d. Notes
4.000%	04/01/24	(a)		2,700	2,811,307
Sr. Unsec’d. Notes, MTN
4.125%	01/22/24	(a)		3,450	3,623,035
Bank of Montreal (Canada), Covered Bonds, 144A
2.850%	06/09/15	(a)		2,900	2,929,015
Bank of Nova Scotia (The) (Canada), Covered Bonds, 144A
1.650%	10/29/15			800	806,941
Bank of Thailand (Thailand), Unsec’d. Notes
2.950%	01/14/16		THB	11,840	363,270
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes
2.500%	02/20/19			2,425	2,457,219
Canadian Imperial Bank of Commerce (Canada), Covered Bonds, 144A
2.600%	07/02/15			1,600	1,616,323
Citigroup, Inc., Sr. Unsec’d. Notes
3.375%	03/01/23	(a)		2,675	2,698,923
Compass Bank, Sr. Unsec’d. Notes
2.750%	09/29/19			1,425	1,426,456
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN
2.300%	05/28/19			1,625	1,622,210
Sub. Notes, 144A
6.500%	08/08/23			1,650	1,811,240
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, MTN, 144A
8.250%	06/17/32		IDR	3,200,000	258,377
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes
6.375%(c)	12/29/49	(a)		1,450	1,464,500

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
ING Bank NV (Niger),
Sub. Notes, MTN
4.125%(c)	11/21/23			2,975	$3,022,820
Intesa Sanpaolo SpA (Italy),
Gtd. Notes
2.375%	01/13/17			2,050	2,067,944
3.125%	01/15/16			5,675	5,764,693
3.875%	01/15/19			1,150	1,190,702
Sub. Notes, 144A
5.017%	06/26/24			2,050	1,989,556
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.250%	09/23/22			4,675	4,702,232
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes, MTN, 144A
16.000%	07/02/19		NGN	33,640	186,693
Unsec’d. Notes, MTN, 144A
5.250%	05/17/18		IDR	27,218,000	2,043,822
9.000%	03/19/29		IDR	1,500,000	129,713
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
2.300%	11/27/18	(a)		1,450	1,463,697
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
2.600%	06/24/19			400	403,350
Sub. Notes, 144A(g)
6.625%	04/07/21			1,900	2,193,366
Morgan Stanley,
Sr. Unsec’d. Notes
3.700%	10/23/24	(a)		8,025	8,134,301
3.875%	04/29/24	(a)		1,475	1,513,403
Nordea Bank AB (Sweden),
Jr. Sub. Notes, 144A
6.125%(c)	12/29/49			1,650	1,632,263
PNC Preferred Funding Trust II,
Jr. Sub. Notes, 144A
1.463%(c)	03/29/49	(a)		3,400	3,196,000
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.550%	09/18/15			1,725	1,742,271
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, RegS
9.500%(c)	03/16/22			1,050	1,193,237
Santander Bank NA (Spain),
Sub. Notes
8.750%	05/30/18			1,725	2,054,478
Santander UK PLC (United Kingdom),
Sub. Notes, 144A
5.000%	11/07/23	(a)		1,125	1,188,221
Standard Chartered Bank Singapore Ltd. (Singapore),
Sr. Unsec’d. Notes, MTN, 144A
6.625%	05/17/33		IDR	1,500,000	101,305
9.000%	03/19/29		IDR	14,666,000	1,268,252
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sub. Notes, 144A
4.436%	04/02/24			3,175	3,287,370

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		4,700	$4,728,872

				91,789,876

Beverages — 0.3%
Pernod Ricard SA (France),
Sr. Unsec’d. Notes, 144A
4.450%	01/15/22	(a)	5,100	5,460,458
SABMiller Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
4.950%	01/15/42		850	957,528
Suntory Holdings Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.550%	09/29/19		2,850	2,855,492

				9,273,478

Chemicals — 0.2%
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25	(a)	2,450	2,494,053
Ecolab, Inc.,
Sr. Unsec’d. Notes
5.500%	12/08/41		500	601,863
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19		1,113	1,214,020
Monsanto Co.,
Sr. Unsec’d. Notes
4.400%	07/15/44		1,925	1,997,270

				6,307,206

Commercial Services & Supplies — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	10/15/22		1,900	1,883,991

Construction & Engineering — 0.1%
MDC Holdings, Inc.,
Gtd. Notes
5.500%	01/15/24		1,900	1,838,250
6.000%	01/15/43		2,600	2,158,000

				3,996,250

Diversified Financial Services — 0.6%
Alliance Global Group, Inc. (Philippines),
Gtd. Notes
6.500%	08/18/17		100	107,000
American Express Co.,
Sub. Notes
3.625%	12/05/24	(a)	1,325	1,336,044
6.800%(c)	09/01/66		2,925	3,063,937
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.875%	08/02/21		3,950	4,573,263
GE Capital Trust I,
Ltd. Gtd. Notes
6.375%(c)	11/15/67		1,620	1,744,826

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	05/15/18			1,175	$1,176,469
3.500%	07/10/19	(a)		1,780	1,817,597
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.750%	09/01/16			725	772,125
7.125%	09/01/18			1,550	1,736,000
Synchrony Financial,
Sr. Unsec’d. Notes
1.875%	08/15/17			625	626,214
3.000%	08/15/19			2,100	2,122,980

					19,076,455

Diversified Telecommunication Services — 1.0%
China Unicom Hong Kong Ltd. (China),
Sr. Unsec’d. Notes, MTN
4.000%	04/16/17		CNY	1,000	160,526
ENTEL Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
4.875%	10/30/24	(a)		1,790	1,818,867
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.192%	04/27/18			1,900	1,953,844
5.462%	02/16/21	(a)		1,750	1,951,236
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.150%	03/15/24			2,175	2,251,634
4.500%	09/15/20			5,575	6,053,095
5.150%	09/15/23			7,725	8,530,200
Sr. Unsec’d. Notes, 144A
2.625%	02/21/20	(a)		6,581	6,505,759

					29,225,161

Electric Utilities — 0.3%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36			1,875	2,355,624
Florida Power & Light Co.,
First Mortgage
4.125%	02/01/42			1,919	2,048,959
Puget Sound Energy, Inc.,
Jr. Sub. Notes
6.974%(c)	06/01/67			1,125	1,155,206
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes,
144A 6.000%	08/31/36			840	968,100
Southern California Edison Co.,
First Ref. Mortgage
4.050%	03/15/42			1,750	1,815,956

					8,343,845

Electronic Equipment, Instruments & Components
Amphenol Corp.,
Sr. Unsec’d. Notes
3.125%	09/15/21			1,350	1,362,748

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Energy Equipment & Services — 0.5%
Enterprise Products Operating LLC,
Gtd. Notes
8.375%(c)	08/01/66		5,500	$5,905,625
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19	(a)	2,175	2,157,709
Gtd. Notes, 144A
5.000%	02/15/21		1,350	1,404,478
TransCanada PipeLines Ltd. (Canada),
Jr. Sub. Notes
6.350%(c)	05/15/67		2,935	2,846,950
Williams Partners LP,
Sr. Unsec’d. Notes
3.900%	01/15/25	(a)	2,800	2,691,013

				15,005,775

Food & Staples Retailing — 0.4%
CVS Caremark Corp.,
Sr. Unsec’d. Notes
4.125%	05/15/21		1,275	1,382,493
CVS Health Corp.,
Sr. Unsec’d. Notes
4.000%	12/05/23		2,250	2,381,112
Sysco Corp.,
Gtd. Notes
2.350%	10/02/19	(a)	1,725	1,734,391
Walgreen Co.,
Sr. Unsec’d. Notes
1.800%	09/15/17		1,800	1,800,884
Walgreens Boots Alliance, Inc.,
Gtd. Notes
2.700%	11/18/19		3,350	3,367,045

				10,665,925

Food Products — 0.1%
Mondelez International, Inc.,
Sr. Unsec’d. Notes
6.500%	02/09/40		1,317	1,755,212

Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19	(a)	2,300	2,330,247
Medtronic, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	03/15/22		1,525	1,544,331
4.450%	03/15/20	(a)	850	852,230

				4,726,808

Health Care Providers & Services — 0.1%
Humana, Inc.,
Sr. Unsec’d. Notes
3.850%	10/01/24	(a)	2,675	2,710,248

Household Products — 0.1%
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
3.700%	06/01/43		2,825	2,744,719

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance — 0.3%
Alleghany Corp., Sr. Unsec’d. Notes
5.625%	09/15/20		2,200	$2,469,975
American International Group, Inc., Sr. Unsec’d. Notes
4.500%	07/16/44		700	739,558
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A
5.100%(c)	10/16/44	(a)	1,375	1,436,875
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A
6.063%	03/30/40		2,500	3,231,553
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A
4.900%	09/15/44	(a)	1,180	1,314,931

				9,192,892

Internet & Catalog Retail — 0.1%
Amazon.com, Inc., Sr. Unsec’d. Notes
3.300%	12/05/21	(a)	3,000	3,041,073

Machinery — 0.1%
Deere & Co., Sr. Unsec’d. Notes
3.900%	06/09/42		1,525	1,541,377
Roper Industries, Inc., Sr. Unsec’d. Notes
2.050%	10/01/18		2,050	2,033,079

				3,574,456

Media — 1.2%
21st Century Fox America, Inc., Gtd. Notes, 144A
3.700%	09/15/24		4,100	4,217,363
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes
3.800%	03/15/22		8,475	8,622,211
3.950%	01/15/25	(a)	2,575	2,595,263
4.450%	04/01/24		3,350	3,505,118
NBCUniversal Media LLC, Gtd. Notes
2.875%	01/15/23		6,200	6,193,862
Time Warner Cable, Inc., Gtd. Notes
5.500%	09/01/41		4,800	5,577,230
7.300%	07/01/38	(a)	3,352	4,621,919

				35,332,966

Metals & Mining — 0.4%
Freeport-McMoRan, Inc., Sr. Unsec’d. Notes
2.150%	03/01/17	(a)	3,750	3,756,173
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A
1.700%	05/27/16		2,900	2,904,611
2.500%	01/15/19	(a)	5,325	5,243,394

				11,904,178

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels — 0.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes
6.450%	09/15/36		1,475	$1,772,499
ConocoPhillips Co., Gtd. Notes
3.350%	11/15/24		975	985,088
4.150%	11/15/34	(a)	1,025	1,051,735
KazMunaiGaz National Co. (Kazakhstan), Sr. Unsec’d. Notes, RegS
11.750%	01/23/15		200	200,560
Lukoil International Finance BV (Niger), Gtd. Notes, RegS
3.416%	04/24/18		200	170,000
6.125%	11/09/20		200	176,602
Petrobras Global Finance BV (Brazil), Gtd. Notes
4.875%	03/17/20		2,780	2,600,718
6.250%	03/17/24		130	123,700
Petroleos de Venezuela SA (Venezuela), Bonds, RegS
6.000%	05/16/24		170	63,750
Gtd. Notes
5.375%	04/12/27		40	14,010
Gtd. Notes, RegS
5.500%	04/12/37		10	3,440
6.000%	11/15/26		100	36,500
Petroleos Mexicanos (Mexico), Gtd. Notes
3.500%	07/18/18	(a)	410	415,125
6.000%	03/05/20		344	386,140
6.375%	01/23/45		1,130	1,279,725
Shell International Finance BV (Netherlands), Gtd. Notes
4.550%	08/12/43	(a)	1,275	1,394,812
Transocean, Inc., Gtd. Notes
6.500%	11/15/20	(a)	1,525	1,438,026

				12,112,430

Pharmaceuticals — 0.7%
AbbVie, Inc., Sr. Unsec’d. Notes
1.750%	11/06/17		4,675	4,685,159
Actavis Funding SCS, Gtd. Notes
4.850%	06/15/44		1,475	1,496,736
Bayer US Finance LLC (Germany), Gtd. Notes, 144A
3.000%	10/08/21		4,000	4,032,520
Express Scripts Holding Co., Gtd. Notes
3.125%	05/15/16		4,500	4,625,743
Forest Laboratories, Inc., Gtd. Notes, 144A
4.375%	02/01/19	(a)	3,500	3,697,295
5.000%	12/15/21		1,025	1,109,897

				19,647,350

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.8%
CBL & Associates LP, Gtd. Notes
4.600%	10/15/24		1,100	$1,114,040
Cubesmart LP, Gtd. Notes
4.375%	12/15/23		1,125	1,191,849
DDR Corp., Sr. Unsec’d. Notes
4.625%	07/15/22		4,600	4,910,537
ERP Operating LP, Sr. Unsec’d. Notes
4.500%	07/01/44		3,100	3,230,798
HCP, Inc., Sr. Unsec’d. Notes
3.150%	08/01/22		3,750	3,689,351
Health Care REIT, Inc., Sr. Unsec’d. Notes
3.750%	03/15/23	(a)	3,000	3,025,893
Healthcare Trust of America Holdings LP, Gtd. Notes
3.700%	04/15/23		2,500	2,472,860
Kilroy Realty LP, Gtd. Notes
3.800%	01/15/23	(a)	4,250	4,300,435
Sr. Housing Properties Trust, Sr. Unsec’d. Notes
3.250%	05/01/19		1,375	1,383,557

				25,319,320

Real Estate Management & Development — 0.1%
American Campus Communities Operating Partnership LP, Gtd. Notes
3.750%	04/15/23		3,000	2,994,825

Technology Hardware, Storage & Peripherals — 0.1%
Hewlett-Packard Co., Sr. Unsec’d. Notes
2.600%	09/15/17	(a)	2,600	2,648,812
2.750%	01/14/19		1,650	1,652,109

				4,300,921

Thrifts & Mortgage Finance
Santander Holdings USA, Inc., Sr. Unsec’d. Notes
3.450%	08/27/18		700	726,807

Tobacco — 0.2%
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A
2.050%	02/11/18		4,400	4,375,347
3.500%	02/11/23		1,250	1,228,174

				5,603,521

Transportation Infrastructure — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A
2.500%	03/15/16	(a)	1,900	1,926,148
4.250%	01/17/23		1,075	1,115,830
4.875%	07/11/22		1,075	1,158,010

				4,199,988

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Wireless Telecommunication Services
America Movil SAB de CV (Mexico), Sr. Unsec’d. Notes
6.000%	06/09/19	MXN	2,010	$135,760

TOTAL CORPORATE BONDS (cost $346,244,970)				346,954,184

FOREIGN GOVERNMENT BONDS — 1.8%
Brazil Letras do Tesouro Nacional (Brazil), Unsec’d. Notes
12.287%(s)	01/01/16	BRL	2,520	839,132
Brazil Notas do Tesouro Nacional (Brazil), Notes
6.000%	08/15/50	BRL	924	846,143
10.000%	01/01/18	BRL	4,507	1,586,657
10.000%	01/01/23	BRL	2,224	740,615
10.000%	01/01/25	BRL	1,077	354,472
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes
7.750%	04/14/21	COP	99,000	44,824
Colombian TES (Colombia), Bonds
6.000%	04/28/28	COP	865,400	315,972
7.000%	05/04/22	COP	3,700,900	1,565,077
7.500%	08/26/26	COP	389,500	163,880
8.000%	10/28/15	COP	218,700	94,248
11.250%	10/24/18	COP	21,000	10,401
Dominican Republic International (Dominican Republic), Sr. Unsec’d. Notes, RegS
14.500%	02/10/23	DOP	14,000	346,087
18.500%	02/04/28	DOP	5,800	168,740
Mexican Bonos (Mexico), Bonds
4.750%	06/14/18	MXN	19,243	1,301,363
6.250%	06/16/16	MXN	14,194	998,026
6.500%	06/10/21	MXN	14,099	1,003,568
6.500%	06/09/22	MXN	1,223	86,920
7.500%	06/03/27	MXN	1,743	131,837
7.750%	05/29/31	MXN	993	76,436
8.000%	06/11/20	MXN	6,721	512,706
8.000%	12/07/23	MXN	1,391	108,355
8.500%	05/31/29	MXN	2,363	193,507
8.500%	11/18/38	MXN	221	18,530
10.000%	12/05/24	MXN	2,979	264,440
10.000%	11/20/36	MXN	7,105	674,617
Mexican Udibonos (Mexico), Bonds
3.500%	12/14/17	MXN	37	14,154
5.000%	06/16/16	MXN	311	117,850
Perusahaan Penerbit SBSN Indonesia (Indonesia), Unsec’d. Notes, 144A
4.350%	09/10/24		240	240,600
Republic of Argentina (Argentina), Sr. Unsec’d. Notes
12.427%(s)	12/15/35		1,180	86,730
Republic of Brazil (Brazil), Sr. Unsec’d. Notes
4.250%	01/07/25		1,150	1,150,000
7.125%	01/20/37		480	608,400
8.250%	01/20/34		600	823,500

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Republic of Chile (Chile), Sr. Unsec’d. Notes
3.625%	10/30/42			1,075	$975,563
Unsec’d. Notes, RegS
6.000%	01/01/20		CLP	90,000	162,315
Republic of Colombia (Colombia), Sr. Unsec’d. Notes
12.000%	10/22/15		COP	107,000	47,275
Republic of Croatia (Croatia), Sr. Unsec’d. Notes
3.875%	05/30/22		EUR	300	372,182
Republic of Hungary (Hungary), Bonds
3.500%	06/24/20		HUF	116,160	449,762
4.000%	04/25/18		HUF	4,890	19,330
5.500%	12/20/18		HUF	15,410	64,479
5.500%	06/24/25		HUF	56,090	247,141
6.000%	11/24/23		HUF	16,220	73,477
6.500%	06/24/19		HUF	92,500	403,998
6.750%	11/24/17		HUF	7,820	33,393
6.750%	10/22/28		HUF	40,240	200,055
7.000%	06/24/22		HUF	59,800	280,679
7.500%	11/12/20		HUF	44,010	205,473
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS
5.875%	01/15/24			200	226,000
Republic of Israel, Gov’t. Gtd. Notes
5.500%	12/04/23			700	863,419
5.500%	04/26/24	(a)		5,000	6,198,980
5.500%	09/18/33	(a)		2,159	2,900,606
Republic of Malaysia (Malaysia), Sr. Unsec’d. Notes
3.197%	10/15/15		MYR	340	96,947
3.260%	03/01/18		MYR	270	75,915
3.418%	08/15/22		MYR	120	32,737
3.480%	03/15/23		MYR	340	92,812
3.654%	10/31/19		MYR	930	263,774
3.741%	02/27/15		MYR	3,350	958,577
3.889%	07/31/20		MYR	240	68,199
4.048%	09/30/21		MYR	560	160,109
4.160%	07/15/21		MYR	130	37,408
4.181%	07/15/24		MYR	2,080	597,064
4.378%	11/29/19		MYR	220	64,224
4.444%	05/22/24		MYR	40	11,636
4.498%	04/15/30		MYR	1,070	308,177
Republic of Nigeria (Nigeria), Bonds
16.000%	06/29/19		NGN	17,700	98,656
Republic of Peruvian (Peru), Bonds, 144A
5.700%	08/12/24		PEN	1,321	443,334
Sr. Unsec’d. Notes, RegS
5.200%	09/12/23		PEN	482	159,209
6.900%	08/12/37		PEN	10	3,485
6.950%	08/12/31		PEN	33	11,751
8.200%	08/12/26		PEN	58	23,334
Republic of Poland (Poland), Bonds
3.250%	07/25/19		PLN	580	171,671

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
3.250%	07/25/25	PLN	1,890	$569,804
4.000%	10/25/23	PLN	1,550	492,990
5.750%	10/25/21	PLN	320	109,768
5.750%	09/23/22	PLN	2,590	905,993
Republic of Romania (Romania), Bonds
4.750%	06/24/19	RON	610	178,156
5.850%	04/26/23	RON	230	71,996
5.900%	07/26/17	RON	570	167,411
5.950%	06/11/21	RON	970	301,886
Republic of Russia (Russia), Bonds
6.200%	01/31/18	RUB	13,770	177,933
7.000%	01/25/23	RUB	31,100	344,276
7.000%	08/16/23	RUB	23,590	260,170
7.050%	01/19/28	RUB	27,430	283,330
7.600%	04/14/21	RUB	890	10,438
7.600%	07/20/22	RUB	850	9,724
Sr. Unsec’d. Notes, RegS
7.500%	03/31/30		511	529,803
7.850%	03/10/18	RUB	10,000	134,143
Republic of South Africa (South Africa), Bonds
8.250%	03/31/32	ZAR	1,705	143,082
8.500%	01/31/37	ZAR	1,200	102,426
8.750%	01/31/44	ZAR	1,440	124,300
8.750%	02/28/48	ZAR	2,050	177,646
Unsec’d. Notes
10.500%	12/21/26	ZAR	1,140	118,507
Republic of Thailand (Thailand), Sr. Unsec’d. Notes
1.200%	07/14/21	THB	8,800	273,441
3.580%	12/17/27	THB	27,060	860,153
3.625%	06/16/23	THB	16,050	522,978
3.650%	12/17/21	THB	17,415	564,561
3.875%	06/13/19	THB	3,730	120,470
Unsec’d. Notes
1.250%	03/12/28	THB	1,800	50,096
Republic of Turkey (Turkey), Bonds
7.100%	03/08/23	TRY	130	53,068
8.300%	10/07/15	TRY	280	119,758
8.300%	06/20/18	TRY	1,405	611,458
8.500%	07/10/19	TRY	1,240	544,962
8.800%	11/14/18	TRY	1,550	686,513
9.000%	03/08/17	TRY	1,200	526,354
9.000%	07/24/24	TRY	430	198,741
9.500%	01/12/22	TRY	10	4,652
10.400%	03/27/19	TRY	560	261,464
10.400%	03/20/24	TRY	260	129,859
Sr. Unsec’d. Notes
6.750%	04/03/18		2,640	2,937,000
7.500%	07/14/17		2,710	3,025,038
Republic of Venezuela (Venezuela), Sr. Unsec’d. Notes
7.650%	04/21/25		10	4,240
9.250%	05/07/28		40	17,560
Sr. Unsec’d. Notes, RegS
7.000%	03/31/38		10	4,090
7.750%	10/13/19		40	17,760

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
8.250%	10/13/24	50	$21,750
9.000%	05/07/23	10	4,385
Russian Foreign Bond – Eurobond (Russia), Sr. Unsec’d. Notes
4.875%	09/16/23	400	356,400
United Mexican States (Mexico), Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	3,000	3,127,500

TOTAL FOREIGN GOVERNMENT BONDS (cost $57,272,965)			53,148,966

MUNICIPAL BONDS — 0.3%
California — 0.2%
State of California, General Obligation Unlimited
7.550%	04/01/39	3,300	5,086,752

Illinois — 0.1%
State of Illinois, General Obligation Unlimited
5.100%	06/01/33	2,420	2,414,845
6.630%	02/01/35	1,000	1,119,110

			3,533,955

South Carolina
South Carolina Student Loan Corp., Revenue Bonds
1.234%(c)	07/25/25	1,240	1,249,751

TOTAL MUNICIPAL BONDS (cost $9,746,210)			9,870,458

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
Federal Home Loan Mortgage Corp., Series 2755, Class ZA
5.000%	02/15/34	1,190	1,286,299
Series 4273, Class PD
6.500%	11/15/43	3,049	3,485,471
Federal National Mortgage Assoc., Series 2007-33, Class HF
0.520%(c)	04/25/37	700	702,321
Series 2011-52, Class GB
5.000%	06/25/41	2,450	2,744,693
Series 2011-99, Class DB
5.000%	10/25/41	2,175	2,419,398
Series 2012-111, Class B
7.000%	10/25/42	584	659,198
Series 2012-153, Class B
7.000%	07/25/42	1,807	2,084,882

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $13,061,215)			13,382,262

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.4%
Federal Farm Credit Banks
3.500%	12/20/23	8,900	9,582,870
Federal Home Loan Banks
2.125%	06/09/23	6,100	5,917,140
3.375%	09/08/23	3,400	3,624,533
5.375%	08/15/24	1,400	1,717,869

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
3.000%	05/01/42-06/01/43		5,190	$5,254,239
3.500%	06/01/42		336	351,118
5.000%	04/01/33-07/01/39		3,076	3,398,223
5.500%	01/01/36-08/01/40		4,742	5,309,145
7.000%	02/01/39		1,688	1,921,603
Federal National Mortgage Assoc.
3.000%	08/01/42-05/01/43		38,705	39,271,757
3.500%	TBA		10,000	10,424,220
3.500%	TBA		69,000	71,741,154
4.000%	TBA		2,000	2,134,508
4.000%	TBA		29,000	30,871,066
4.500%	06/01/39-07/01/41		9,440	10,261,881
5.000%	02/01/23-08/01/41		2,408	2,666,189
5.000%	TBA		14,000	15,467,539
5.500%	03/01/33-12/01/39		5,585	6,286,221
6.000%	02/01/26-05/01/41		33,376	37,871,966
6.250%	05/15/29		7,000	9,752,771
7.000%	03/01/39		1,049	1,206,319
Government National Mortgage Assoc.
5.000%	07/15/40		968	1,070,353
5.000%	TBA		2,000	2,202,617
5.500%	11/15/32-01/15/35		4,144	4,664,669

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $278,014,892)				282,969,970

U.S. TREASURY OBLIGATIONS — 9.4%
U.S. Treasury Bonds
3.000%	05/15/42		13,100	13,769,331
3.125%	02/15/42	(a)	29,300	31,540,981
3.375%	05/15/44		12,400	13,959,684
3.625%	08/15/43-02/15/44		22,600	26,588,583
3.750%	11/15/43		6,800	8,174,341
U.S. Treasury Inflation Indexed Bonds
0.125%	01/15/22		5,400	5,510,337
0.375%	07/15/23		2,700	2,723,710
0.625%	01/15/24		7,320	7,481,281
1.375%	02/15/44		3,200	3,690,020
2.500%	01/15/29		3,400	4,666,000
U.S. Treasury Notes
0.250%	04/15/16		60,400	60,305,655
1.500%	11/30/19	(a)	17,760	17,647,615
1.625%	03/31/19-12/31/19		43,200	43,292,628
1.750%	09/30/19		10,800	10,863,277
2.000%	10/31/21		11,300	11,329,131
2.125%	12/31/21		12,400	12,520,131
3.000%	11/15/44		7,800	8,197,316

TOTAL U.S. TREASURY OBLIGATIONS (cost $273,545,553)				282,260,021

TOTAL LONG-TERM INVESTMENTS (cost $1,999,556,907)				2,050,375,485

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SHOR-TERM INVESTMENTS — 36.5%
	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 36.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,093,759,836; includes $108,313,226 of cash collateral for securities on loan)(b)(w)(Note 4)	1,093,759,836	$1,093,759,836

Interest Rate	Maturity Date		Principal Amount (000)#
FOREIGN TREASURY OBLIGATIONS(n)
Bank Negara Malaysia Monetary Notes
3.092%	08/04/15	MYR	2,030	568,798
Israel U.S. Treasury Bills
0.475%	05/06/15	ILS	1,440	368,927
Nigeria U.S. Treasury Bills
11.239%	06/04/15	NGN	14,050	72,232
11.470%	09/03/15	NGN	27,800	137,515
11.660%	05/07/15	NGN	9,200	47,840

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $1,328,958)				1,195,312

TOTAL SHORT-TERM INVESTMENTS (cost $1,095,088,794)				1,094,955,148

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 104.8% (cost $3,094,645,701)				3,145,330,633

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
SECURITY SOLD SHORT — (0.6)%
U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc.
3.000%	TBA	18,000	$(18,208,125)

(proceeds received $18,022,500)
TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 104.2% (cost $3,076,623,201)			3,127,122,508
Liabilities in excess of other assets(x) — (4.2)%			(127,120,650)

NET ASSETS — 100.0%			$3,000,001,858

See	the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $105,710,196; cash collateral of $108,313,226 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to -maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
298	90 Day Euro Dollar	Jun. 2015	$74,158,224	$74,175,925	$17,701
149	90 Day Euro Dollar	Sep. 2015	36,989,542	37,007,875	18,333
4612	Year U.S. Treasury Notes	Mar. 2015	100,877,636	100,771,719	(105,917)
1,0585	Year U.S. Treasury Notes	Mar. 2015	125,934,896	125,827,610	(107,286)
378	20 Year U.S. Treasury Bonds	Mar. 2015	53,592,107	54,644,625	1,052,518
143	Amsterdam Index	Jan. 2015	13,621,520	14,708,196	1,086,676
160	ASX SPI 200 Index	Mar. 2015	16,941,929	17,578,721	636,792
546	CAC40 10 Euro	Jan. 2015	26,240,909	28,257,669	2,016,760
54	DAX Index.	Mar. 2015	15,325,777	16,080,063	754,286
19	Euro STOXX 50	Mar. 2015	715,904	720,308	4,404
476	FTSE 100 Index.	Mar. 2015	45,565,220	48,390,119	2,824,899
33	FTSE/MIB Index	Mar. 2015	3,623,807	3,807,293	183,486
41	Hang Seng Index	Jan. 2015	6,199,577	6,251,791	52,214
72	IBEX 35 Index	Jan. 2015	8,707,070	8,925,226	218,156
2	Mini MSCI Emerging Markets Index	Mar. 2015	93,680	95,770	2,090
877	OMXS30 Index	Jan. 2015	15,712,531	16,500,949	788,418
1,628	Russell 2000 Mini Index	Mar. 2015	188,538,680	195,473,960	6,935,280
3,566	S&P 500 E-Mini	Mar. 2015	360,072,075	365,942,920	5,870,845
168	S&P/TSX 60 Index	Mar. 2015	23,315,300	24,628,817	1,313,517
2,727	SGX CNX Nifty Index	Jan. 2015	45,449,016	45,589,986	140,970
70	SGX MSCI Singapore Index	Jan. 2015	3,965,637	4,033,065	67,428
630	TOPIX Index	Mar. 2015	76,074,571	74,029,471	(2,045,100)

					21,726,470

Short Positions:
1	10 Year Euro-Bund.	Mar. 2015	185,501	188,611	(3,110)
574	10 Year U.S. Treasury Notes	Mar. 2015	72,826,534	72,781,406	45,128
384	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	61,045,780	63,432,000	(2,386,220)

					(2,344,202)

					$19,382,268

(1) Cash of $35,848,806 has been segregated with Barclays Capital Group to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/18/15	Morgan Stanley	AUD	19,390	$16,039,602	$15,741,289	$(298,313)
Brazilian Real,
Expiring 01/09/15	Morgan Stanley	BRL	348	127,000	130,561	3,561
Expiring 01/09/15	RBC Dominion Securities	BRL	698	254,000	261,735	7,735
Expiring 01/09/15	Standard Chartered PLC	BRL	352	127,000	131,907	4,907
Expiring 01/15/15	Morgan Stanley	BRL	699	258,000	261,990	3,990
Expiring 01/16/15	RBC Dominion Securities	BRL	2,786	1,039,000	1,043,447	4,447
Expiring 01/16/15	UBS AG	BRL	594	222,000	222,463	463
Expiring 01/23/15	Morgan Stanley	BRL	749	301,071	280,016	(21,055)
Expiring 01/26/15	UBS AG	BRL	354	130,000	132,256	2,256
British Pound,
Expiring 03/18/15	Morgan Stanley	GBP	29,500	45,975,750	45,949,898	(25,852)
Canadian Dollar,
Expiring 03/18/15	UBS AG	CAD	26,810	23,375,548	23,037,020	(338,528)
Chilean Peso,
Expiring 01/09/15	Deutsche Bank AG	CLP	57,157	92,637	94,076	1,439
Expiring 01/09/15	Standard Chartered PLC	CLP	101,987	171,030	167,863	(3,167)
Chinese Yuan,
Expiring 03/18/15	Barclays Capital Group	CNY	1,631	259,461	260,522	1,061

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued),
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	4,685	$745,500	$748,595	$3,095
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	4,056	648,000	648,030	30
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	2,455	392,000	392,215	215
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	1,455	231,445	232,388	943
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	1,396	222,000	222,992	992
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	1,115	178,000	178,150	150
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	479	76,102	76,508	406
Colombian Peso,
Expiring 01/09/15	Bank of America	COP	315,661	137,500	132,799	(4,701)
Expiring 01/09/15	Bank of America	COP	313,835	133,000	132,031	(969)
Expiring 01/09/15	Credit Suisse First Boston Corp.	COP	126,088	55,000	53,045	(1,955)
Expiring 01/23/15	Bank of America	COP	291,569	139,277	122,625	(16,652)
Expiring 01/23/15	Bank of America	COP	63,813	30,831	26,838	(3,993)
Expiring 01/23/15	Standard Chartered PLC	COP	729,575	354,008	306,837	(47,171)
Danish Krone,
Expiring 03/18/15	Morgan Stanley	DKK	19,960	3,299,752	3,245,490	(54,262)
Euro,
Expiring 03/18/15	Bank of America	EUR	279	347,665	337,843	(9,822)
Expiring 03/18/15	Bank of America	EUR	199	246,650	240,970	(5,680)
Expiring 03/18/15	Barclays Capital Group	EUR	202	248,045	244,604	(3,441)
Expiring 03/18/15	BNP Paribas	EUR	215	265,415	260,345	(5,070)
Expiring 03/18/15	Citigroup Global Markets	EUR	215	265,407	260,345	(5,062)
Expiring 03/18/15	Citigroup Global Markets	EUR	111	138,044	133,805	(4,239)
Expiring 03/18/15	Citigroup Global Markets	EUR	110	136,433	133,200	(3,233)
Expiring 03/18/15	Citigroup Global Markets	EUR	109	134,923	131,988	(2,935)
Expiring 03/18/15	Deutsche Bank AG	EUR	55	67,046	66,116	(930)
Expiring 03/18/15	Deutsche Bank AG	EUR	52	63,770	62,967	(803)
Expiring 03/18/15	Deutsche Bank AG	EUR	14	16,910	16,798	(112)
Expiring 03/18/15	JPMorgan Chase	EUR	109	134,396	131,989	(2,407)
Expiring 03/18/15	Morgan Stanley	EUR	52,500	64,639,050	63,572,598	(1,066,452)
Hong Kong Dollar,
Expiring 03/18/15	Morgan Stanley	HKD	53,170	6,859,194	6,856,311	(2,883)
Hungarian Forint,
Expiring 03/18/15	Barclays Capital Group	HUF	65,015	264,000	248,005	(15,995)
Expiring 03/18/15	BNP Paribas	HUF	66,296	268,938	252,890	(16,048)
Expiring 03/18/15	Deutsche Bank AG	HUF	56,963	229,681	217,290	(12,391)
Indian Rupee,
Expiring 01/12/15	Hong Kong & Shanghai Bank	INR	24,441	392,441	386,187	(6,254)
Expiring 01/15/15	Royal Bank of Scotland Group PLC	INR	17,092	274,895	269,882	(5,013)
Expiring 01/27/15	Morgan Stanley	INR	17,173	275,000	270,452	(4,548)
Expiring 01/27/15	Royal Bank of Scotland Group PLC	INR	16,945	272,500	266,860	(5,640)
Indonesian Rupiah,
Expiring 01/20/15	Bank of America	IDR	1,336,883	101,600	107,553	5,953
Expiring 01/20/15	JPMorgan Chase	IDR	1,692,635	129,000	136,173	7,173
Expiring 01/30/15	Deutsche Bank AG	IDR	968,075	79,253	77,741	(1,512)
Expiring 01/30/15	Deutsche Bank AG	IDR	504,138	40,748	40,485	(263)
Expiring 01/30/15	Standard Chartered PLC	IDR	4,330,845	349,911	347,789	(2,122)
Expiring 01/30/15	Standard Chartered PLC	IDR	2,305,100	185,000	185,111	111
Expiring 01/30/15	Standard Chartered PLC	IDR	1,039,950	84,227	83,513	(714)
Expiring 01/30/15	Standard Chartered PLC	IDR	1,039,224	84,182	83,455	(727)
Expiring 01/30/15	Standard Chartered PLC	IDR	644,140	52,052	51,728	(324)
Israeli Shekel,
Expiring 03/18/15	Morgan Stanley	ILS	4,800	1,205,697	1,230,979	25,282
Japanese Yen,
Expiring 03/18/15	Bank of America	JPY	5,438,000	44,871,319	45,431,865	560,546
Expiring 03/18/15	Bank of America	JPY	15,120	127,000	126,317	(683)
Expiring 03/18/15	Barclays Capital Group	JPY	14,559	124,000	121,635	(2,365)

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (continued),
Expiring 03/18/15	BNP Paribas	JPY	14,899	$127,000	$124,473	$(2,527)
Expiring 03/18/15	Citigroup Global Markets	JPY	15,535	131,000	129,788	(1,212)
Malaysian Ringgit,
Expiring 01/09/15	Hong Kong & Shanghai Bank	MYR	1,464	425,380	418,267	(7,113)
Expiring 01/20/15	Barclays Capital Group	MYR	802	229,000	228,918	(82)
Expiring 01/20/15	BNP Paribas	MYR	446	127,000	127,235	235
Expiring 01/20/15	Hong Kong & Shanghai Bank	MYR	446	127,000	127,219	219
Expiring 01/30/15	JPMorgan Chase	MYR	2,531	767,998	722,052	(45,946)
Mexican Peso,
Expiring 03/18/15	Deutsche Bank AG	MXN	3,840	259,750	258,987	(763)
Expiring 03/18/15	Deutsche Bank AG	MXN	3,833	258,000	258,523	523
Expiring 03/18/15	Deutsche Bank AG	MXN	2,423	175,500	163,435	(12,065)
Expiring 03/18/15	Deutsche Bank AG	MXN	1,878	127,000	126,663	(337)
Expiring 03/18/15	Deutsche Bank AG	MXN	469	32,034	31,605	(429)
Expiring 03/18/15	Hong Kong & Shanghai Bank	MXN	712	48,368	48,053	(315)
Expiring 03/18/15	JPMorgan Chase	MXN	953	65,309	64,302	(1,007)
Expiring 03/18/15	Morgan Stanley	MXN	2,181	153,956	147,137	(6,819)
New Zealand Dollar,
Expiring 03/18/15	Morgan Stanley	NZD	380	290,608	294,187	3,579
Nigerian Naira,
Expiring 02/17/15	Standard Chartered PLC	NGN	3,407	17,723	17,288	(435)
Expiring 02/17/15	Standard Chartered PLC	NGN	3,098	15,648	15,721	73
Expiring 02/17/15	Standard Chartered PLC	NGN	2,494	12,694	12,656	(38)
Expiring 02/19/15	Standard Chartered PLC	NGN	5,114	25,319	25,886	567
Expiring 02/19/15	Standard Chartered PLC	NGN	4,706	23,646	23,817	171
Norwegian Krone,
Expiring 03/18/15	Morgan Stanley	NOK	11,550	1,611,778	1,546,276	(65,502)
Peruvian Nuevo Sol,
Expiring 01/23/15	Citigroup Global Markets	PEN	288	98,140	96,142	(1,998)
Expiring 01/23/15	Morgan Stanley	PEN	503	171,610	167,716	(3,894)
Philippine Peso,
Expiring 01/30/15	Hong Kong & Shanghai Bank	PHP	7,505	167,788	167,516	(272)
Polish Zloty,
Expiring 03/18/15	Deutsche Bank AG	PLN	916	273,000	257,851	(15,149)
Expiring 03/18/15	Deutsche Bank AG	PLN	908	271,514	255,469	(16,045)
Expiring 03/18/15	Deutsche Bank AG	PLN	192	57,091	53,991	(3,100)
Expiring 03/18/15	Hong Kong & Shanghai Bank	PLN	3,862	1,145,763	1,087,117	(58,646)
Expiring 03/18/15	Morgan Stanley	PLN	2,439	720,466	686,408	(34,058)
Expiring 03/18/15	Morgan Stanley	PLN	640	189,631	180,160	(9,471)
Romanian Leu,
Expiring 03/18/15	Hong Kong & Shanghai Bank	RON	1,042	289,770	280,740	(9,030)
Russian Ruble,
Expiring 01/20/15	Hong Kong & Shanghai Bank	RUB	24,404	381,000	396,723	15,723
Expiring 01/23/15	JPMorgan Chase	RUB	31,914	584,502	517,838	(66,664)
Expiring 01/23/15	JPMorgan Chase	RUB	1,746	37,600	28,336	(9,264)
Expiring 01/23/15	JPMorgan Chase	RUB	1,449	29,199	23,518	(5,681)
Expiring 01/23/15	JPMorgan Chase	RUB	1,262	26,322	20,471	(5,851)
Expiring 01/23/15	Morgan Stanley	RUB	2,407	51,753	39,057	(12,696)
Expiring 01/23/15	Morgan Stanley	RUB	1,450	29,917	23,524	(6,393)
Expiring 01/26/15	Credit Suisse First Boston Corp.	RUB	6,355	138,000	102,924	(35,076)
Expiring 01/26/15	Deutsche Bank AG	RUB	4,895	90,019	79,276	(10,743)
Singapore Dollar,
Expiring 03/18/15	Morgan Stanley	SGD	4,230	3,235,033	3,189,140	(45,893)
South African Rand,
Expiring 03/18/15	Barclays Capital Group	ZAR	10,628	942,107	907,106	(35,001)
Expiring 03/18/15	Citigroup Global Markets	ZAR	1,552	132,000	132,445	445
Expiring 03/18/15	Deutsche Bank AG	ZAR	10,234	914,007	873,482	(40,525)
Expiring 03/18/15	Deutsche Bank AG	ZAR	2,282	204,435	194,760	(9,675)
Expiring 03/18/15	Deutsche Bank AG	ZAR	1,308	117,154	111,637	(5,517)

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
South African Rand (continued),
Expiring 03/18/15	Deutsche Bank AG	ZAR	761	$64,804	$64,928	$124
Expiring 03/18/15	Hong Kong & Shanghai Bank	ZAR	1,108	94,250	94,532	282
Expiring 03/18/15	Morgan Stanley	ZAR	1,545	130,000	131,887	1,887
Expiring 03/18/15	Standard Chartered PLC	ZAR	13,890	1,243,732	1,185,456	(58,276)
Expiring 03/18/15	UBS AG	ZAR	1,504	127,000	128,390	1,390
South Korean Won,
Expiring 01/30/15	Hong Kong & Shanghai Bank	KRW	104,799	99,251	95,190	(4,061)
Expiring 01/30/15	Westpac Banking Corp.	KRW	34,008	30,442	30,890	448
Swedish Krona,
Expiring 03/18/15	Morgan Stanley	SEK	50,025	6,623,108	6,418,928	(204,180)
Swiss Franc,
Expiring 03/18/15	Morgan Stanley	CHF	19,850	20,306,282	19,995,489	(310,793)
Thai Baht,
Expiring 01/30/15	Deutsche Bank AG	THB	9,424	289,040	285,981	(3,059)
Turkish Lira,
Expiring 03/18/15	Bank of America	TRY	518	227,000	218,196	(8,804)
Expiring 03/18/15	BNP Paribas	TRY	396	171,229	166,618	(4,611)
Expiring 03/18/15	Citigroup Global Markets	TRY	292	128,577	123,100	(5,477)
Expiring 03/18/15	Morgan Stanley	TRY	278	121,924	116,998	(4,926)
Expiring 03/18/15	RBC Dominion Securities	TRY	191	81,000	80,490	(510)
Expiring 03/18/15	RBC Dominion Securities	TRY	180	78,706	75,798	(2,908)
Expiring 03/18/15	Standard Chartered PLC	TRY	272	119,496	114,331	(5,165)

				$263,274,279	$260,732,412	(2,541,867)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/06/15	Deutsche Bank AG	AUD	1,600	$1,300,512	$1,305,651	$(5,139)
Expiring 03/18/15	Bank of America	AUD	18,400	14,902,197	14,937,582	(35,385)
Brazilian Real,
Expiring 01/09/15	Morgan Stanley	BRL	351	134,000	131,517	2,483
Expiring 01/09/15	RBC Dominion Securities	BRL	515	199,585	193,253	6,332
Expiring 01/09/15	UBS AG	BRL	433	168,005	162,470	5,535
Expiring 01/12/15	RBC Dominion Securities	BRL	347	132,000	130,181	1,819
Expiring 01/13/15	Hong Kong & Shanghai Bank	BRL	2,613	1,009,863	979,235	30,628
Expiring 01/13/15	UBS AG	BRL	349	133,000	130,716	2,284
Expiring 01/15/15	Citigroup Global Markets	BRL	369	140,207	138,072	2,135
Expiring 01/15/15	JPMorgan Chase	BRL	128	49,133	48,061	1,072
Expiring 01/15/15	Morgan Stanley	BRL	346	130,500	129,771	729
Expiring 01/16/15	Morgan Stanley	BRL	340	127,000	127,490	(490)
Expiring 01/16/15	Morgan Stanley	BRL	338	124,000	126,462	(2,462)
Expiring 01/16/15	UBS AG	BRL	451	175,633	169,049	6,584
Expiring 01/16/15	UBS AG	BRL	358	137,500	133,951	3,549
Expiring 01/23/15	Citigroup Global Markets	BRL	1,761	689,394	658,395	30,999
Expiring 01/23/15	UBS AG	BRL	341	128,000	127,571	429
British Pound,
Expiring 01/06/15	Morgan Stanley	GBP	1,259	1,953,200	1,962,188	(8,988)
Expiring 03/18/15	Morgan Stanley	GBP	9,540	14,924,672	14,859,730	64,942
Canadian Dollar,
Expiring 01/06/15	Morgan Stanley	CAD	3,275	2,814,403	2,818,529	(4,126)
Chilean Peso,
Expiring 01/09/15	Credit Suisse First Boston Corp.	CLP	51,346	84,180	84,511	(331)
Expiring 01/09/15	Standard Chartered PLC	CLP	33,655	55,000	55,394	(394)
Expiring 01/23/15	Morgan Stanley	CLP	48,798	82,401	80,182	2,219
Chinese Yuan,
Expiring 03/18/15	Barclays Capital Group	CNY	3,423	551,000	546,926	4,074

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued),
Expiring 03/18/15	Deutsche Bank AG	CNY	3,112	$501,507	$497,252	$4,255
Expiring 03/18/15	Deutsche Bank AG	CNY	1,707	275,000	272,656	2,344
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	3,422	551,000	546,703	4,297
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	3,317	531,000	529,980	1,020
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	2,503	402,930	399,917	3,013
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	1,709	275,500	273,038	2,462
Expiring 03/18/15	Standard Chartered PLC	CNY	3,266	525,242	521,801	3,441
Expiring 03/18/15	State Street Bank	CNY	3,029	487,776	484,027	3,749
Expiring 03/18/15	UBS AG	CNY	3,114	501,293	497,537	3,756
Colombian Peso,
Expiring 01/09/15	Bank of America	COP	100,491	44,880	42,277	2,603
Expiring 01/09/15	Bank of America	COP	55,221	25,000	23,232	1,768
Expiring 01/09/15	Credit Suisse First Boston Corp.	COP	93,671	40,487	39,407	1,080
Expiring 01/09/15	Deutsche Bank AG	COP	159,486	65,567	67,096	(1,529)
Expiring 01/23/15	Bank of America	COP	70,610	29,202	29,697	(495)
Expiring 01/23/15	Deutsche Bank AG	COP	40,329	16,631	16,962	(331)
Expiring 01/23/15	JPMorgan Chase	COP	94,106	45,463	39,578	5,885
Expiring 10/06/15	Credit Suisse First Boston Corp.	COP	72,209	34,369	29,713	4,656
Expiring 10/06/15	Deutsche Bank AG	COP	54,453	25,918	22,407	3,511
Euro,
Expiring 01/06/15	Morgan Stanley	EUR	4,228	5,138,534	5,116,439	22,095
Expiring 03/18/15	Bank of America	EUR	109	135,060	131,989	3,071
Expiring 03/18/15	Deutsche Bank AG	EUR	217	271,514	262,767	8,747
Expiring 03/18/15	JPMorgan Chase	EUR	828	1,031,741	1,002,622	29,119
Expiring 03/18/15	Morgan Stanley	EUR	12,020	14,765,392	14,555,098	210,294
Expiring 03/18/15	Standard Chartered PLC	EUR	107	132,655	129,567	3,088
Expiring 03/18/15	Westpac Banking Corp.	EUR	1,538	1,895,586	1,862,013	33,573
Expiring 03/18/15	Westpac Banking Corp.	EUR	202	249,238	244,603	4,635
Hong Kong Dollar,
Expiring 01/06/15	Deutsche Bank AG	HKD	9,416	1,213,664	1,214,231	(567)
Hungarian Forint,
Expiring 03/18/15	Deutsche Bank AG	HUF	17,170	67,046	65,495	1,551
Expiring 03/18/15	Deutsche Bank AG	HUF	16,356	63,770	62,390	1,380
Expiring 03/18/15	Deutsche Bank AG	HUF	4,362	16,910	16,640	270
Expiring 03/18/15	Morgan Stanley	HUF	62,629	246,650	238,900	7,750
Indonesian Rupiah,
Expiring 01/16/15	Citigroup Global Markets	IDR	491,205	39,000	39,546	(546)
Expiring 01/20/15	Bank of America	IDR	1,647,201	129,000	132,518	(3,518)
Expiring 01/20/15	Barclays Capital Group	IDR	1,275,724	99,000	102,633	(3,633)
Expiring 01/20/15	Deutsche Bank AG	IDR	1,659,959	129,000	133,545	(4,545)
Expiring 01/30/15	Deutsche Bank AG	IDR	9,531,322	773,960	765,414	8,546
Expiring 01/30/15	JPMorgan Chase	IDR	9,531,322	769,462	765,415	4,047
Israeli Shekel,
Expiring 05/06/15	Citigroup Global Markets	ILS	688	195,926	176,513	19,413
Expiring 05/06/15	UBS AG	ILS	747	215,378	191,745	23,633
Japanese Yen,
Expiring 01/06/15	Morgan Stanley	JPY	779,737	6,460,155	6,510,083	(49,928)
Expiring 03/18/15	BNP Paribas	JPY	15,457	131,000	129,132	1,868
Expiring 03/18/15	Citigroup Global Markets	JPY	29,610	254,000	247,376	6,624
Expiring 03/18/15	JPMorgan Chase	JPY	15,637	132,000	130,639	1,361
Expiring 03/18/15	Morgan Stanley	JPY	1,756,000	14,774,280	14,670,532	103,748
Malaysian Ringgit,
Expiring 01/09/15	Barclays Capital Group	MYR	284	81,338	81,136	202
Expiring 01/09/15	Deutsche Bank AG	MYR	940	273,000	268,539	4,461
Expiring 01/09/15	Deutsche Bank AG	MYR	189	55,000	54,044	956
Expiring 01/09/15	Deutsche Bank AG	MYR	180	52,000	51,367	633
Expiring 01/09/15	Hong Kong & Shanghai Bank	MYR	276	79,105	78,762	343
Expiring 01/09/15	RBC Dominion Securities	MYR	2,096	601,778	598,853	2,925

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Malaysian Ringgit (continued),
Expiring 01/30/15	JPMorgan Chase	MYR	623	$177,880	$177,626	$254
Mexican Peso,
Expiring 02/19/15	Deutsche Bank AG	MXN	5,967	409,314	403,204	6,110
Expiring 03/18/15	Deutsche Bank AG	MXN	7,526	533,917	507,650	26,267
Expiring 03/18/15	Deutsche Bank AG	MXN	4,603	314,820	310,506	4,314
Expiring 03/18/15	Deutsche Bank AG	MXN	3,271	219,902	220,641	(739)
Expiring 03/18/15	JPMorgan Chase	MXN	5,621	387,380	379,145	8,235
Expiring 03/18/15	JPMorgan Chase	MXN	1,821	124,000	122,798	1,202
Expiring 03/18/15	RBC Dominion Securities	MXN	1,017	69,208	68,565	643
Expiring 03/18/15	Royal Bank of Canada	MXN	1,765	125,212	119,041	6,171
Expiring 03/18/15	State Street Bank	MXN	3,848	268,000	259,528	8,472
New Zealand Dollar,
Expiring 03/18/15	Morgan Stanley	NZD	19,450	14,917,430	15,057,716	(140,286)
Peruvian Nuevo Sol,
Expiring 01/23/15	BNP Paribas	PEN	747	253,175	249,035	4,140
Philippine Peso,
Expiring 01/12/15	Standard Chartered PLC	PHP	4,012	88,998	89,633	(635)
Expiring 01/13/15	Barclays Capital Group	PHP	7,682	170,658	171,619	(961)
Polish Zloty,
Expiring 03/18/15	Barclays Capital Group	PLN	859	248,045	241,686	6,359
Expiring 03/18/15	Deutsche Bank AG	PLN	956	281,465	269,045	12,420
Expiring 03/18/15	Deutsche Bank AG	PLN	922	270,241	259,600	10,641
Expiring 03/18/15	Deutsche Bank AG	PLN	152	45,000	42,677	2,323
Expiring 03/18/15	Hong Kong & Shanghai Bank	PLN	345	97,738	97,112	626
Romanian Leu,
Expiring 03/18/15	Hong Kong & Shanghai Bank	RON	314	85,000	84,700	300
Russian Ruble,
Expiring 01/20/15	Morgan Stanley	RUB	9,251	146,050	150,385	(4,335)
Expiring 01/20/15	Morgan Stanley	RUB	6,108	103,000	99,289	3,711
Expiring 01/23/15	Deutsche Bank AG	RUB	1,929	44,319	31,300	13,019
Expiring 01/23/15	Deutsche Bank AG	RUB	1,141	26,766	18,521	8,245
Expiring 01/23/15	Deutsche Bank AG	RUB	1,070	25,084	17,357	7,727
Expiring 01/23/15	JPMorgan Chase	RUB	11,501	275,339	186,615	88,724
Expiring 01/23/15	JPMorgan Chase	RUB	3,356	78,547	54,450	24,097
Expiring 01/23/15	Morgan Stanley	RUB	9,358	164,978	151,850	13,128
Singapore Dollar,
Expiring 01/06/15	Morgan Stanley	SGD	673	508,212	507,974	238
Expiring 03/18/15	Barclays Capital Group	SGD	343	264,074	258,719	5,355
Expiring 03/18/15	Deutsche Bank AG	SGD	343	263,053	258,670	4,383
Expiring 03/18/15	Hong Kong & Shanghai Bank	SGD	654	497,000	492,720	4,280
Expiring 03/18/15	Westpac Banking Corp.	SGD	366	281,749	275,683	6,066
South African Rand,
Expiring 03/18/15	Barclays Capital Group	ZAR	1,541	134,000	131,551	2,449
Expiring 03/18/15	Deutsche Bank AG	ZAR	2,159	185,778	184,292	1,486
Expiring 03/18/15	Deutsche Bank AG	ZAR	1,107	98,797	94,474	4,323
Expiring 03/18/15	JPMorgan Chase	ZAR	1,306	112,000	111,466	534
Expiring 03/18/15	Standard Chartered PLC	ZAR	1,810	161,000	154,492	6,508
Expiring 03/18/15	Standard Chartered PLC	ZAR	1,526	134,000	130,199	3,801
Expiring 03/18/15	UBS AG	ZAR	1,546	133,000	131,935	1,065
South Korean Won,
Expiring 01/09/15	Standard Chartered PLC	KRW	149,423	134,000	135,878	(1,878)
Expiring 01/15/15	Standard Chartered PLC	KRW	144,742	131,000	131,578	(578)
Expiring 01/15/15	Standard Chartered PLC	KRW	144,460	131,000	131,322	(322)
Expiring 03/18/15	Morgan Stanley	KRW	16,370,000	14,829,242	14,840,378	(11,136)
Swiss Franc,
Expiring 01/06/15	Morgan Stanley	CHF	1,284	1,297,227	1,291,622	5,605
Thai Baht,
Expiring 01/30/15	Deutsche Bank AG	THB	4,800	145,133	145,650	(517)

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Thai Baht (continued),
Expiring 01/30/15	Deutsche Bank AG	THB	3,454	$105,829	$104,805	$1,024
Expiring 01/30/15	Deutsche Bank AG	THB	1,298	39,642	39,397	245
Expiring 01/30/15	Deutsche Bank AG	THB	1,251	37,901	37,948	(47)
Expiring 01/30/15	Deutsche Bank AG	THB	208	6,300	6,314	(14)
Turkish Lira,
Expiring 03/18/15	BNP Paribas	TRY	220	96,288	92,677	3,611
Expiring 03/18/15	Deutsche Bank AG	TRY	439	193,480	184,701	8,779
Expiring 03/18/15	Hong Kong & Shanghai Bank	TRY	412	182,000	173,445	8,555
Expiring 03/18/15	Hong Kong & Shanghai Bank	TRY	312	138,000	131,527	6,473
Expiring 03/18/15	JPMorgan Chase	TRY	614	254,000	258,428	(4,428)
Expiring 03/18/15	Morgan Stanley	TRY	618	266,000	260,116	5,884
Expiring 03/18/15	Morgan Stanley	TRY	616	268,000	259,241	8,759
Expiring 03/18/15	Royal Bank of Scotland Group PLC	TRY	749	309,000	315,453	(6,453)
Expiring 03/18/15	Royal Bank of Scotland Group PLC	TRY	514	225,184	216,465	8,719

				$136,509,647	$135,731,127	778,520

						$(1,763,347)

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	3,360	01/04/16	11.945%	Brazil Interbank Deposit Rate(2)	$2,042	$—	$2,042	Citigroup Global Markets
BRL	1,990	01/04/16	12.000%	Brazil Interbank Deposit Rate(2)	(4,679)	—	(4,679)	Deutsche Bank AG
BRL	1,250	01/04/16	13.070%	Brazil Interbank Deposit Rate(1)	757	—	757	Citigroup Global Markets
BRL	1,230	01/04/16	13.130%	Brazil Interbank Deposit Rate(1)	973	—	973	Credit Suisse First Boston Corp.
BRL	370	01/04/16	11.230%	Brazil Interbank Deposit Rate(1)	(1,975)	—	(1,975)	Deutsche Bank AG
BRL	370	01/04/16	11.190%	Brazil Interbank Deposit Rate(1)	(2,039)	—	(2,039)	Citigroup Global Markets
BRL	2,130	01/02/17	11.550%	Brazil Interbank Deposit Rate(1)	(13,779)	—	(13,779)	Credit Suisse First Boston Corp.
BRL	1,010	01/02/17	12.570%	Brazil Interbank Deposit Rate(1)	(937)	—	(937)	Deutsche Bank AG
BRL	40	01/02/17	11.700%	Brazil Interbank Deposit Rate(1)	(187)	—	(187)	Deutsche Bank AG
BRL	550	01/02/18	11.450%	Brazil Interbank Deposit Rate(1)	(4,546)	—	(4,546)	Deutsche Bank AG
BRL	290	01/02/18	11.500%	Brazil Interbank Deposit Rate(1)	(3,261)	—	(3,261)	Credit Suisse First Boston Corp.
BRL	260	01/02/18	11.500%	Brazil Interbank Deposit Rate(1)	(2,853)	—	(2,853)	Deutsche Bank AG
BRL	1,790	01/04/21	12.090%	Brazil Interbank Deposit Rate(1)	(673,388)	—	(673,388)	Deutsche Bank AG
BRL	570	01/04/21	11.410%	Brazil Interbank Deposit Rate(2)	3,902	—	3,902	Morgan Stanley
CLP	126,100	03/28/16	3.860%	Camara Interbank rate(2)	(2,710)	—	(2,710)	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
CLP	129,760	04/28/17	3.980%	Camara Interbank rate(1)	$(4,313)	$—	$(4,313)	Credit Suisse First Boston Corp.
CLP	60,440	05/12/17	3.950%	Camara Interbank rate(2)	(1,860)	—	(1,860)	Credit Suisse First Boston Corp.
CLP	96,080	07/28/17	3.640%	Camara Interbank rate(2)	(1,877)	—	(1,877)	Credit Suisse First Boston Corp.
CLP	46,500	09/30/18	5.010%	Camara Interbank rate(2)	(4,709)	—	(4,709)	Citigroup Global Markets
CLP	72,020	03/13/19	4.650%	Camara Interbank rate(2)	(5,370)	—	(5,370)	Citigroup Global Markets
CLP	27,000	03/26/19	4.540%	Camara Interbank rate(2)	(1,869)	—	(1,869)	Credit Suisse First Boston Corp.
CLP	102,300	03/31/19	3.850%	Camara Interbank rate(2)	(1,812)	—	(1,812)	Credit Suisse First Boston Corp.
CLP	24,790	04/10/19	4.430%	Camara Interbank rate(2)	(1,485)	—	(1,485)	Deutsche Bank AG
CLP	26,600	04/15/19	4.350%	Camara Interbank rate(2)	(1,370)	—	(1,370)	Morgan Stanley
CLP	43,870	07/28/19	4.000%	Camara Interbank rate(2)	(1,108)	—	(1,108)	Deutsche Bank AG
COP	423,180	04/15/19	5.110%	90 day Colombian Interbank rate(2)	(273)	—	(273)	Credit Suisse First Boston Corp.
COP	224,740	04/22/19	5.190%	Colombia Interbank rate(2)	(403)	—	(403)	JPMorgan Chase
COP	148,420	06/17/19	5.320%	3 month LIBOR(2)	(335)	—	(335)	Deutsche Bank AG
COP	210,810	06/18/19	5.350%	3 month LIBOR(2)	(579)	—	(579)	Credit Suisse First Boston Corp.
COP	79,080	12/04/19	4.880%	Colombia Interbank rate(2)	622	—	622	JPMorgan Chase
COP	57,330	12/04/19	4.900%	Colombia Interbank rate(2)	429	—	429	Credit Suisse First Boston Corp.
COP	79,860	04/16/24	5.920%	90 day Colombian Interbank rate(2)	750	—	750	Citigroup Global Markets
INR	35,540	12/22/16	7.350%	1 day MIBOR(1)	(347)	—	(347)	Morgan Stanley
KRW	246,840	03/03/17	2.850%	3 month Certificate of Deposit(1)	3,898	—	3,898	Deutsche Bank AG
KRW	840,670	03/07/17	2.875%	3 month Certificate of Deposit(1)	13,661	—	13,661	Citigroup Global Markets
KRW	1,319,500	10/06/17	2.239%	3 month Certificate of Deposit(2)	4,664	—	4,664	Citigroup Global Markets
KRW	915,800	10/06/17	2.245%	3 month Certificate of Deposit(1)	3,390	—	3,390	Deutsche Bank AG
KRW	681,490	10/13/17	2.245%	3 month Certificate of Deposit(1)	2,549	(36)	2,585	Morgan Stanley
KRW	671,180	10/13/17	2.248%	3 month Certificate of Deposit(1)	2,555	(36)	2,591	Deutsche Bank AG
KRW	116,820	10/13/17	2.250%	3 month Certificate of Deposit(1)	452	(7)	459	Morgan Stanley
KRW	221,190	10/14/17	2.240%	3 month Certificate of Deposit(1)	798	(12)	810	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
KRW	202,870	10/14/17	2.250%	3 month Certificate of Deposit(1)	$786	$(11)	$797	Morgan Stanley
KRW	202,870	10/14/17	2.245%	3 month Certificate of Deposit(1)	779	(11)	790	Morgan Stanley
KRW	445,020	10/15/17	2.252%	3 month Certificate of Deposit(1)	1,840	(24)	1,864	Deutsche Bank AG
KRW	412,040	10/28/17	2.173%	3 month Certificate of Deposit(1)	883	—	883	Citigroup Global Markets
KRW	299,010	10/28/17	2.172%	3 month Certificate of Deposit(1)	637	—	637	Deutsche Bank AG
KRW	156,700	10/28/17	2.167%	3 month Certificate of Deposit(1)	313	—	313	Morgan Stanley
KRW	7,789,380	05/14/23	2.140%	3 month Certificate of Deposit(1)	(128,807)	9	(128,816)	Barclays Bank PLC
KRW	55,000	12/23/23	3.470%	3 month Certificate of Deposit(2)	(4,353)	—	(4,353)	JPMorgan Chase & Co.
KRW	180,710	01/06/24	3.471%	3 month Certificate of Deposit(2)	(14,736)	—	(14,736)	JPMorgan Chase
KRW	91,770	01/09/24	3.455%	3 month Certificate of Deposit(2)	(7,369)	—	(7,369)	Morgan Stanley
KRW	103,580	01/13/24	3.465%	3 month Certificate of Deposit(2)	(8,393)	—	(8,393)	JPMorgan Chase
KRW	131,610	07/03/24	2.350%	3 month Certificate of Deposit(1)	(5,727)	—	(5,727)	JPMorgan Chase
KRW	411,360	07/11/24	2.940%	3 month Certificate of Deposit(1)	17,101	—	17,101	Citigroup Global Markets
MXN	1,310	11/14/23	6.814%	28 day Mexican Interbank rate(1)	5,602	—	5,602	Deutsche Bank AG
THB	11,040	11/17/16	1.905%	6 month Thailand reference rate(1)	(5,680)	—	(5,680)	Citigroup Global Markets
THB	11,530	11/19/16	1.870%	6 month Thailand reference rate(1)	(6,555)	—	(6,555)	Deutsche Bank AG
THB	5,600	11/24/16	1.810%	6 month Thailand reference rate(1)	(213)	—	(213)	JPMorgan Chase
THB	11,140	11/26/16	1.800%	6 month Thailand reference rate(1)	(524)	—	(524)	Citigroup Global Markets
THB	6,500	11/28/16	1.820%	6 month Thailand reference rate(1)	(266)	—	(266)	Morgan Stanley
THB	14,340	12/15/16	1.893%	6 month Thailand reference rate(1)	(37)	—	(37)	Citigroup Global Markets
THB	16,540	12/22/16	1.890%	6 month Thailand reference rate(1)	(183)	—	(183)	JPMorgan Chase
TRY	1,490	12/04/16	8.050%	3 month LIBOR(1)	(30,617)	—	(30,617)	Deutsche Bank AG
TRY	514	12/05/16	8.080%	3 month LIBOR(1)	(9,869)	—	(9,869)	Deutsche Bank AG
ZAR	3,400	06/07/18	7.100%	3 month JIBAR(1)	(164)	—	(164)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
ZAR	1,375	06/07/18	7.110%	3 month JIBAR(1)	$(30)	$—	$(30)	Deutsche Bank AG
ZAR	36,000	04/30/20	6.000%	3 month JIBAR(1)	(195,233)	688	(195,921)	Morgan Stanley

					$(1,087,437)	$560	$(1,087,997)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
HUF	58,610	11/13/16	2.180%	6 month BURBOR(1)	$1	$250	$249
HUF	26,900	11/14/16	2.130%	6 month BURBOR(1)	—	27	27
HUF	25,400	11/14/16	2.140%	6 month BURBOR(1)	—	42	42
HUF	101,950	11/21/16	2.110%	6 month BURBOR(1)	—	(86)	(86)
HUF	54,430	11/25/16	2.050%	6 month BURBOR(1)	—	(301)	(301)
HUF	64,750	11/26/16	2.070%	6 month BURBOR(1)	—	(265)	(265)
HUF	68,580	11/27/16	2.035%	6 month BURBOR(1)	—	(459)	(459)
HUF	73,370	12/05/16	2.070%	6 month BURBOR(1)	—	(285)	(285)
HUF	65,470	12/09/16	2.100%	6 month BURBOR(1)	—	(105)	(105)
MXN	5,370	09/25/18	5.190%	28 day Mexican Interbank rate(2)	3	(2,936)	(2,939)
MXN	1,850	11/20/24	5.955%	28 day Mexican Interbank rate(2)	—	1,508	1,508
	2,400	03/18/20	2.250%	3 month LIBOR(2)	(53,301)	(42,944)	10,357
	68,000	03/18/22	2.500%	3 month LIBOR(2)	(2,067,205)	(1,683,399)	383,806
	34,900	03/18/30	3.250%	3 month LIBOR(2)	(3,249,927)	(3,112,840)	137,087
ZAR	3,310	06/13/19	7.640%	3 month LIBOR(1)	—	3,873	3,873
ZAR	1,200	09/05/19	7.280%	3 month JIBAR(1)	1	(131)	(132)
ZAR	4,910	09/08/19	7.310%	3 month JIBAR(1)	4	(98)	(102)
ZAR	1,120	12/18/24	7.890%	3 month JIBAR(2)	—	177	177

					$(5,370,424)	$(4,837,972)	$532,452

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at December 31, 2014(3) (Unaudited)	Value at December 31, 2014	Value at Trade Date	Unrealized Depreciation
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
CDX.IG.23	12/20/19	1.000%	89,650	*	$1,642,021	$1,458,883	$(183,138)

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at December 31, 2014(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	03/20/19	1.000%	80	*	$(1,139)	$(166)	$ (973)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	80	*	(1,139)	(176)	(963)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	60	*	(854)	(277)	(577)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	60	*	(854)	(84)	(770)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	50	*	(712)	(141)	(571)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	*	(570)	(110)	(460)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%	40	*	(570)	(209)	(361)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	*	(570)	(257)	(313)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	*	(570)	(256)	(314)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	*	(570)	(273)	(297)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	*	(570)	(305)	(265)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	*	(570)	(128)	(442)	JPMorgan Chase
People’s Republic of China	03/20/19	1.000%	30	*	(427)	(83)	(344)	JPMorgan Chase
People’s Republic of China	03/20/19	1.000%	20	*	(285)	(56)	(229)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%	20	*	(285)	(68)	(217)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	20	*	(285)	(56)	(229)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	20	*	(285)	(111)	(174)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	10	*	(142)	(54)	(88)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%	10	*	(142)	(36)	(106)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	160	*	(1,984)	—	(1,984)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	140	*	(1,736)	(1,914)	178	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	110	*	(1,364)	(652)	(712)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	90	*	(1,116)	(418)	(698)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	80	*	(992)	(408)	(584)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	70	*	(868)	(183)	(685)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	60	*	(744)	(339)	(405)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	60	*	(744)	(690)	(54)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at December 31, 2014(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued)
People’s Republic of China	06/20/19	1.000%	50	*	$(620)	$(192)	$(428)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	50	*	(620)	(289)	(331)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	50	*	(620)	(307)	(313)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%	40	*	(496)	(237)	(259)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	40	*	(496)	(84)	(412)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	*	(372)	(172)	(200)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	*	(372)	(258)	(114)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	*	(372)	(288)	(84)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	*	(372)	(168)	(204)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	20	*	(248)	(106)	(142)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	20	*	(248)	(110)	(138)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%	10		(124)	(48)	(76)	Citigroup Global Markets
Republic of Russia	12/20/19	1.000%	370	*	(58,054)	(47,279)	(10,775)	Citigroup Global Markets

					$(83,101)	$(56,988)	$(26,113)

Cash of $4,907,994 has been segregated with Barclays Capital Group to cover requirements for open contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Currency swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
TRY	1,980	12.04%	884	3 month LIBOR	Citigroup Global Markets	03/26/15	$55,221	$—	$55,221
TRY	270	11.07%	123	3 month LIBOR	Citigroup Global Markets	03/10/16	7,826	—	7,826
ZAR	927	6.092%	89	3 month LIBOR	Deutsche Bank AG	05/23/19	(8,681)	(85)	(8,596)
ZAR	1,180	6.092%	114	3 month LIBOR	Deutsche Bank AG	05/12/24	(11,301)	546	(11,847)
ZAR	580	6.092%	56	3 month LIBOR	Citigroup Global Markets	05/13/24	(5,761)	(147)	(5,614)
ZAR	1,190	6.092%	115	3 month LIBOR	Morgan Stanley	05/13/24	(11,729)	(246)	(11,483)
ZAR	760	6.075%	71	3 month LIBOR	Deutsche Bank AG	07/15/24	(4,619)	(1)	(4,618)
ZAR	650	6.075%	61	3 month LIBOR	Morgan Stanley	07/17/24	(4,351)	—	(4,351)
ZAR	1,190	6.092%	111	3 month LIBOR	Morgan Stanley	08/12/24	(7,950)	2	(7,952)

							$8,655	$69	$8,586

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Fund	$28,778,577	$—	$—
Common Stocks	398,396,676	393,393,451	166,059
Exchange Traded Funds	5,450,569	—	—
Preferred Stocks	3,497,951	4,114,135	—
Rights	—	5,696	—
Unaffiliated Mutual Funds	95,425	208,235	—
Warrants	3,811	471	—
Asset-Backed Securities
Collateralized Loan Obligations	—	71,189,219	—
Non-Residential Mortgage-Backed Securities	—	16,858,154	—
Bank Loans	—	58,765,279	—
Commercial Mortgage-Backed Securities	—	80,865,916	—
Corporate Bonds	—	346,954,184	—
Foreign Government Bonds	—	53,148,966	—
Municipal Bonds	—	9,870,458	—
Residential Mortgage-Backed Securities	—	13,382,262	—
U.S. Government Agency Obligations	—	282,969,970	—
U.S. Treasury Obligations	—	282,260,021	—
Affiliated Money Market Mutual Fund	1,093,759,836	—	—
Foreign Treasury Obligations	—	1,195,312	—
Short Sales – U.S. Government Agency Obligation	—	(18,208,125)	—
Other Financial Instruments*
Financial Futures Contracts	19,382,268	—	—
Foreign Forward Currency Contracts	—	(1,763,347)	—
Over-the-counter interest rate swaps	—	(1,087,437)	—
Exchange-traded interest rate swaps	—	532,452	—
Over-the-counter credit default swaps	—	(83,101)	—
Exchange-traded credit default swaps	—	(183,138)	—
Currency Swap Agreements	—	8,655	—

Total	$1,549,365,113	$1,594,397,688	$166,059

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (3.6% represents investments purchased with collateral from securities on loan)	36.5%
U.S. Government Agency Obligations	9.4
U.S. Treasury Obligations	9.4
Banks	5.8
Commercial Mortgage-Backed Securities	2.7
Collateralized Loan Obligations	2.4
Oil, Gas & Consumable Fuels	2.2
Pharmaceuticals	2.2
Real Estate Investment Trusts (REITs)	2.1
Media	2.1
Diversified Telecommunication Services	1.8
Foreign Government Bonds	1.8
Insurance	1.3
Food & Staples Retailing	1.2
Food Products	1.1
Affiliated Mutual Fund	1.0
Diversified Financial Services	1.0
Technology Hardware, Storage & Peripherals	1.0
Electric Utilities	0.9
Chemicals	0.8
Beverages	0.8
Metals & Mining	0.8
Hotels, Restaurants & Leisure	0.7
Health Care Providers & Services	0.7
IT Services	0.7
Software	0.7
Health Care Equipment & Supplies	0.6
Real Estate Management & Development	0.6
Automobiles	0.6
Energy Equipment & Services	0.6
Specialty Retail	0.6
Non-Residential Mortgage-Backed Securities	0.5
Industrial Conglomerates	0.5
Semiconductors & Semiconductor Equipment	0.5
Electronic Equipment, Instruments & Components	0.5
Machinery	0.5
Wireless Telecommunication Services	0.5
Aerospace & Defense	0.5
Residential Mortgage-Backed Securities	0.4
Household Products	0.4

Internet Software & Services	0.4%
Textiles, Apparel & Luxury Goods	0.4
Construction & Engineering	0.3
Tobacco	0.3
Commercial Services & Supplies	0.3
Trading Companies & Distributors	0.3
Multi-Utilities	0.3
Road & Rail	0.3
Municipal Bonds	0.3
Communications Equipment	0.3
Transportation Infrastructure	0.2
Capital Markets	0.2
Multiline Retail	0.2
Household Durables	0.2
Biotechnology	0.2
Exchange Traded Funds	0.2
Auto Components	0.2
Consumer Finance	0.2
Diversified Consumer Services	0.2
Air Freight & Logistics	0.1
Professional Services	0.1
Airlines	0.1
Independent Power & Renewable Electricity Producers	0.1
Internet & Catalog Retail	0.1
Gas Utilities	0.1
Containers & Packaging	0.1
Electrical Equipment	0.1
Construction Materials	0.1
Personal Products	0.1
Water Utilities	0.1
Building Products	0.1
Life Sciences Tools & Services	0.1
Distributors	0.1
U.S. Government Agency Obligations	(0.6)

104.2
Liabilities in excess of other assets	(4.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$1,133,680	*	Due from/to broker — variation margin futures	$2,602,533	*
Interest rate contracts	Due from/to broker — variation margin swaps	537,126	*	Due from/to broker — variation margin swaps	4,674	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	$132,567		Unrealized depreciation on over-the-counter swap agreements	$1,211,978
Interest rate contracts	Premiums paid for swap agreements	1,245		Premiums received for swap agreements	616

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	1,733,677		Unrealized depreciation on foreign currency forward contracts	3,497,024
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	178		Unrealized depreciation on over-the-counter swap agreements	26,291
Credit contracts	—	—		Premiums received for swap agreements	56,988
Credit contracts	—	—		Due from/to broker —variation margin swaps	183,138	*
Equity contracts	Due from/to broker—variation margin futures	22,896,221	*	Due from/to broker —variation margin futures	2,045,100	*
Equity contracts	Unaffiliated investments	9,978		—	—

Total		$26,444,672			$9,628,342

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-trade swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Rights(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts		$—	$(3,945,186)	$(9,537,148)	$—	$(13,482,334)
Foreign exchange contracts		—	—	2,972	(25,953,258)	(25,950,286)
Credit contracts		—	—	(697,326)	—	(697,326)
Equity contracts		170,365	76,646,448	—	—	76,816,813

Total		$170,365	$72,701,262	$(10,231,502)	$(25,953,258)	$36,686,867

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Futures	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$(81,227)	$(1,110,548)	$—	$(1,191,775)
Foreign exchange contracts	—	—	—	—	(978,969)	(978,969)
Credit contracts	—	—	—	(209,251)	—	(209,251)
Equity contracts	3,050	1,574	(7,998,071)	(7,522)	—	(8,000,969)

Total	$3,050	$1,574	$(8,079,298)	$(1,327,321)	$(978,969)	$(10,380,964)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)	Futures Contracts — Short Positions(1)	Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements — Buy Protection(4)	Credit Default Swap Agreements — Sell Protection(4)	Total Return Swap Agreements(4)	Currency Swap Agreements(4)
$986,070,613	$358,151,989	$400,566	$266,966,883	$52,903,880	$117,400,608	$35,418,000	$18,290,000	$84,723	$1,289,831

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$573,941	$(90,702)	$—	$483,239
Barclays Capital Group	19,509	(19,509)	—	—
BNP Paribas	9,854	(9,854)	—	—
Citigroup Global Markets	163,509	(129,251)	—	34,258
Credit Suisse First Boston Corp.	7,138	(7,138)	—	—
Deutsche Bank AG	168,574	(168,574)	—	—
Hong Kong & Shanghai Bank	84,052	(84,052)	—	—
JPMorgan Chase	172,325	(172,325)	—	—
Morgan Stanley	499,420	(499,420)	—	—
RBC Dominion Securities	23,901	(3,418)	—	20,483
Royal Bank of Canada	6,171	—	—	6,171
Royal Bank of Scotland Group PLC	8,719	(8,719)	—	—
Standard Chartered PLC	22,667	(22,667)	—	—
State Street Bank	12,221	—	—	12,221
UBS AG	50,944	(50,944)	—	—
Westpac Banking Corp.	44,722	—	—	44,722

	$1,867,667

Counterparty	Gross amounts of recognized liabilities(2)	gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(90,702)	$90,702	$—	$—
Barclays Capital Group	(191,291)	19,509	—	(171,782)
BNP Paribas	(28,256)	9,854	—	(18,402)
Citigroup Global Markets	(129,251)	129,251	—	—
Credit Suisse First Boston Corp.	(69,695)	7,138	—	(62,557)
Deutsche Bank AG	(910,781)	168,574	—	(742,207)
Hong Kong & Shanghai Bank	(85,691)	84,052	—	(1,639)
JPMorgan Chase	(177,121)	172,325	—	(4,796)
Morgan Stanley	(2,629,111)	499,420	—	(2,129,691)
RBC Dominion Securities	(3,418)	3,418	—	—
Royal Bank of Canada	—	—	—	—
Royal Bank of Scotland Group PLC	(17,106)	8,719	—	(8,387)
Standard Chartered PLC	(121,946)	22,667	—	(99,279)
State Street Bank	—	—	—	—
UBS AG	(338,528)	50,944	—	(287,584)
Westpac Banking Corp.	—	—	—	—

	$(4,792,897)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $105,710,196:
Unaffiliated investments (cost $1,971,989,464)	$2,022,792,220
Affiliated investments (cost $1,122,656,237)	1,122,538,413
Cash	449,949
Foreign currency, at value (cost $21,160,196)	20,859,628
Deposit with broker	42,526,800
Receivable for investments sold	246,929,623
Dividends and interest receivable	8,907,943
Unrealized appreciation on foreign currency forward contracts	1,733,677
Tax reclaim receivable	1,297,645
Unrealized appreciation on over-the-counter swap agreements	132,745
Premiums paid for swap agreements	1,245
Prepaid expenses	24,115

Total Assets	3,468,194,003

LIABILITIES:
Payable for investments purchased	329,502,168
Payable to broker for collateral for securities on loan	108,313,226
Securities sold short, at value (proceeds received $18,022,500)	18,208,125
Due to broker-variation margin futures	5,186,268
Unrealized depreciation on foreign currency forward contracts	3,497,024
Unrealized depreciation on over-the-counter swap agreements	1,238,269
Payable for fund share repurchased	882,551
Advisory fees payable	614,204
Accrued expenses and other liabilities	535,188
Due to broker—variation margin swaps	107,259
Premiums received for swap agreements	57,604
Distribution fee payable	48,919
Foreign withholding taxes payable	979
Affiliated transfer agent fee payable	361

Total Liabilities	468,192,145

NET ASSETS	$3,000,001,858

Net assets were comprised of:
Paid-in capital	$2,440,965,779
Retained earnings	559,036,079

Net assets, December 31, 2014	$3,000,001,858

Net asset value and redemption price per share, $3,000,001,858 / 247,934,257 outstanding shares of beneficial interest	$12.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$31,536,984
Unaffiliated dividend income (net of $1,740,630 foreign withholding tax)	27,610,996
Affiliated dividend income	1,341,043
Affiliated income from securities lending, net	295,619

60,784,642

EXPENSES
Advisory fees	27,320,851
Distribution fee	2,985,258
Custodian and accounting fees	1,297,000
Audit fee	62,000
Insurance expenses	38,000
Trustees’ fees	35,000
Shareholders’ reports	23,000
Legal fees and expenses	16,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Loan interest expense	2,819
Miscellaneous	231,967

Total expenses	32,032,895
Less: advisory fee waivers and/or expense reimbursement	(6,282,148)
Less: distribution fee waiver	(5,699)

Net expenses	25,745,048

NET INVESTMENT INCOME	35,039,594

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	34,959,005
Futures transactions	72,701,262
Short sales transactions	(2,114,121)
Swap agreements transactions	(10,231,502)
Foreign currency transactions	(28,640,485)

66,674,159

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(117,824))	25,652,777
Futures	(8,079,298)
Short sales	(214,805)
Swap agreements	(1,327,321)
Foreign currencies	(1,355,079)

14,676,274

NET GAIN ON INVESTMENTS	81,350,433

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$116,390,027

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$35,039,594	$18,443,105
Net realized gain on investment and foreign currency transactions	66,674,159	322,229,955
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	14,676,274	(84,273,065)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	116,390,027	256,399,995

FUND SHARE TRANSACTIONS:
Fund share sold [13,281,323 and 33,182,185 shares, respectively]	157,549,886	366,149,590
Fund share repurchased [17,309,421 and 27,870,174 shares, respectively]	(204,420,157)	(305,284,584)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(46,870,271)	60,865,006

TOTAL INCREASE IN NET ASSETS	69,519,756	317,265,001
NET ASSETS:
Beginning of year	2,930,482,102	2,613,217,101

End of year	$3,000,001,858	$2,930,482,102

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 87.7%
COMMON STOCKS — 49.9%	Shares	Value (Note 2)
Australia — 0.2%
BHP Billiton Ltd.	98,700	$2,333,528
Echo Entertainment Group Ltd.	157,093	482,208
Lend Lease Group	40,245	536,018
Oil Search Ltd.	217,889	1,397,233
Suncorp Group Ltd.	42,152	481,536
Westfield Corp., REIT	84,498	619,401

		5,849,924

Belgium — 0.2%
Ageas	16,376	582,253
Anheuser-Busch InBev NV	33,257	3,742,798
bpost SA	20,546	516,128
Delhaize Group SA	6,031	439,211
Solvay SA	13,443	1,819,046

		7,099,436

Brazil — 0.3%
Arteris SA	66,390	309,697
Banco do Brasil SA	184,260	1,647,679
Companhia Energetica de Minas Gerais, ADR	228,760	1,136,937
Embraer SA	225,650	2,074,669
Even Construtora e Incorporadora SA	114,535	234,396
EZ TEC Empreendimentos e Participacoes SA	33,020	273,283
Grendene SA	37,330	214,863
Kroton Educacional SA	280,180	1,633,733
Porto Seguro SA	91,470	1,046,079
Smiles SA	42,250	731,929

		9,303,265

Canada — 0.4%
BCE, Inc.	9,660	443,006
Brookfield Asset Management, Inc. (Class A Stock), (TSX)	28,980	1,452,767
Brookfield Asset Management, Inc. (Class A Stock), (XYSE)	9,731	487,639
Brookfield Residential Properties, Inc.*(a)	51,100	1,229,466
Canadian Imperial Bank of Commerce	4,980	427,959
Canadian National Railway Co.	8,913	613,891
Canadian Pacific Railway Ltd.	14,572	2,807,879
Canadian Tire Corp. Ltd. (Class A Stock)	4,559	481,642
First Quantum Minerals Ltd.	59,423	844,443
Loblaw Cos. Ltd.	10,248	548,389
Magna International, Inc.	4,632	501,913
Novadaq Technologies, Inc.*	97,545	1,621,198
Suncor Energy, Inc.	18,260	579,957

		12,040,149

China — 1.4%
ANTA Sports Products Ltd.	255,000	448,260
Baidu, Inc., ADR*	4,920	1,121,612
Bank of China Ltd. (Class H Stock)	8,796,000	4,936,926
BYD Electronic International Co. Ltd.	328,000	315,040
China CITIC Bank Corp. Ltd. (Class H Stock)	2,880,000	2,296,051
China Construction Bank Corp. (Class H Stock)	7,697,000	6,286,776

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Everbright Bank Co. Ltd. (Class H Stock)	1,814,000	$982,751
China Mobile Ltd.	437,000	5,118,470
China Overseas Land & Investment Ltd.	446,000	1,319,371
China Singyes Solar Technologies Holdings Ltd.*	249,000	344,152
China South City Holdings Ltd.	780,000	352,852
China Telecom Corp. Ltd. (Class H Stock)	3,662,000	2,123,914
CNOOC Ltd.	2,477,000	3,349,323
Geely Automobile Holdings Ltd.	2,630,000	831,541
GOME Electrical Appliances Holding Ltd.	3,490,000	510,117
Great Wall Motor Co. Ltd. (Class H Stock)	400,500	2,265,417
Huadian Power International Corp. Ltd. (Class H Stock)	1,938,000	1,681,281
Huaneng Power International, Inc. (Class H Stock)	1,186,000	1,602,576
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,228,000	896,676
Jintian Pharmaceutical Group Ltd.	922,000	314,328
Lenovo Group Ltd.	1,504,000	1,963,643
NetEase, Inc., ADR	21,850	2,166,209
Perfect World Co. Ltd., ADR	28,430	448,057
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	89,000	901,173
Shenzhen International Holdings Ltd.	402,750	587,264
Sinopharm Group Co. Ltd. (Class H Stock)	144,800	509,530
Sinotrans Ltd. (Class H Stock)	737,000	486,939
TCL Communication Technology Holdings Ltd.	313,000	290,501
Tencent Holdings Ltd.	56,300	814,601

		45,265,351

Denmark — 0.1%
Danske Bank A/S	18,390	497,189
Novo Nordisk A/S (Class B Stock)	33,300	1,408,583
Pandora A/S	6,360	515,523

		2,421,295

Egypt
Commercial International Bank Egypt SAE, GDR	54,400	359,279

Finland — 0.1%
Stora Enso OYJ (Class R Stock)	99,566	890,218
UPM-Kymmene OYJ	93,130	1,526,234

		2,416,452

France — 1.2%
Accor SA	43,790	1,968,408
AXA SA	124,936	2,878,912
BNP Paribas SA	67,357	3,976,369
Cap Gemini SA	6,777	484,673
Compagnie de Saint-Gobain	19,751	836,671
Essilor International SA	13,227	1,475,070
GDF Suez	103,595	2,415,742
Hermes International	579	206,172
Imerys SA	13,910	1,023,374
Kering	8,540	1,641,141
Lafarge SA	21,400	1,502,286
LVMH Moet Hennessy Louis Vuitton SA	11,880	1,881,817
Orange SA	32,555	553,655

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Pernod Ricard SA	11,260	$1,251,413
Sanofi	43,257	3,943,771
Schneider Electric SE	52,382	3,814,951
Sodexo	22,151	2,168,240
Suez Environnement Co.	53,551	933,033
Technip SA	23,800	1,417,711
Teleperformance	8,222	559,674
Total SA	17,561	899,688
Valeo SA	3,315	412,487

		36,245,258

Germany — 0.7%
Allianz SE	20,039	3,318,993
Bayer AG	54,013	7,362,448
Bayerische Motoren Werke AG	5,580	602,185
Continental AG	10,693	2,255,403
Daimler AG	9,542	792,504
Fresenius Medical Care AG & Co. KGaA	27,740	2,070,432
HeidelbergCement AG	8,781	619,764
Linde AG	7,169	1,320,551
SAP SE	59,070	4,124,773

		22,467,053

Greece
OPAP SA	74,140	794,509

Hong Kong — 0.3%
Anxin-China Holdings Ltd.	1,192,000	75,764
Cheung Kong Holdings Ltd.	217,000	3,634,061
Hang Lung Properties Ltd.	380,000	1,060,089
Hutchison Whampoa Ltd.	94,000	1,074,567
REXLot Holdings Ltd.	4,000,000	321,909
Sands China Ltd.	532,400	2,591,801
Skyworth Digital Holdings Ltd.	1,304,000	705,671
Truly International Holdings Ltd.	654,000	261,570

		9,725,432

Hungary
Richter Gedeon Nyrt.	27,490	370,207

India — 0.3%
HDFC Bank Ltd., ADR	38,355	1,946,516
ICICI Bank Ltd., ADR	63,200	729,960
Reliance Industries Ltd., GDR, 144A	58,060	1,636,715
State Bank of India, GDR, RegS	54,824	2,706,102
Tata Motors Ltd., ADR	52,760	2,230,693
Wipro Ltd., ADR(a)	105,600	1,195,392

		10,445,378

Indonesia — 0.2%
Astra International Tbk PT	3,742,400	2,231,909
Bank Negara Indonesia Persero Tbk PT	2,090,600	1,024,383
Telekomunikasi Indonesia Persero Tbk PT	9,792,900	2,250,690
United Tractors Tbk PT	280,700	392,027

		5,899,009

Ireland — 0.1%
Ryanair Holdings PLC, ADR*	5,324	379,441
Shire PLC	28,677	2,033,205
XL Group PLC	28,889	992,915

		3,405,561

COMMON STOCKS (continued)	Shares	Value (Note 2)
Israel — 0.1%
Teva Pharmaceutical Industries Ltd., ADR	43,411	$2,496,567

Italy — 0.1%
Enel SpA	96,232	428,957
Intesa Sanpaolo SpA	278,799	808,771
Telecom Italia SpA*(a)	456,910	487,290

		1,725,018

Japan — 2.0%
Asahi Kasei Corp.	56,000	510,856
Astellas Pharma, Inc.	116,200	1,617,748
Brother Industries Ltd.	24,800	449,558
Canon, Inc.	34,900	1,109,253
Daikin Industries Ltd.	44,300	2,840,697
East Japan Railway Co.	21,800	1,643,084
FANUC Corp.	8,600	1,417,971
FUJIFILM Holdings Corp.	15,500	472,960
Hitachi Chemical Co. Ltd.	24,400	431,070
Hitachi Ltd.	294,000	2,169,945
Honda Motor Co. Ltd.	85,700	2,514,291
ITOCHU Corp.	44,813	478,383
Japan Airlines Co. Ltd.	53,300	1,580,295
Japan Aviation Electronics Industry Ltd.	21,000	458,791
Japan Tobacco, Inc.	144,300	3,971,538
JFE Holdings, Inc.	19,100	425,947
Kawasaki Kisen Kaisha Ltd.	179,000	478,196
KDDI Corp.	10,400	653,370
Komatsu Ltd.	69,500	1,536,501
Kubota Corp.	175,000	2,540,086
Makita Corp.	21,200	955,314
Mazda Motor Corp.	66,800	1,604,241
Mitsubishi Corp.	23,800	435,543
Mitsubishi Electric Corp.	40,000	475,122
Mitsubishi Estate Co. Ltd.	36,000	758,552
Mitsubishi UFJ Financial Group, Inc.	429,900	2,361,969
Mitsui Fudosan Co. Ltd.	73,000	1,957,536
NGK Spark Plug Co. Ltd.	18,000	546,938
NH Foods Ltd.	23,000	503,201
Nidec Corp.	18,500	1,194,835
Nitori Holdings Co. Ltd.	7,600	408,337
Nitto Denko Corp.	24,300	1,357,775
ORIX Corp.	123,400	1,552,717
Rohm Co. Ltd.	8,300	500,102
Sekisui House Ltd.	34,300	451,319
Shin-Etsu Chemical Co. Ltd.	20,500	1,334,545
SMC Corp.	6,900	1,809,346
Sumitomo Corp.	94,100	966,472
Sumitomo Electric Industries Ltd.	35,800	447,116
Sumitomo Heavy Industries Ltd.	103,000	554,035
Sumitomo Mitsui Financial Group, Inc.	102,400	3,702,039
Toyo Tire & Rubber Co. Ltd.	26,500	520,029
Toyota Motor Corp.	133,400	8,313,140
West Japan Railway Co.	9,400	444,416
Yahoo! Japan Corp.	131,600	471,645
Yamaha Motor Co. Ltd.	25,600	512,187

		61,439,011

Luxembourg
APERAM*	16,549	485,632

Macau
Wynn Macau Ltd.	234,800	655,058

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	134,400	$844,637

Netherlands — 0.9%
Akzo Nobel NV	35,550	2,459,713
ASML Holding NV	42,617	4,604,671
Heineken NV	6,855	486,759
ING Groep NV, CVA*	340,214	4,395,462
NXP Semiconductors NV*	60,896	4,652,454
Royal Dutch Shell PLC (Class A Stock), (XEQT)	143,570	4,785,080
Royal Dutch Shell PLC (Class A Stock), (XLON)	176,568	5,892,596
VimpelCom Ltd., ADR	73,980	308,867

		27,585,602

New Zealand
Spark New Zealand Ltd.	212,936	516,191

Norway
Norsk Hydro ASA	86,890	489,454
Yara International ASA	6,630	295,250

		784,704

Poland — 0.1%
Energa SA	84,805	551,512
PGE Polska Grupa Energetyczna SA	213,070	1,126,550

		1,678,062

Portugal
EDP – Energias de Portugal SA	113,227	439,055

Russia — 0.3%
Aeroflot – Russian Airlines OJSC	367,470	188,696
CTC Media, Inc.	51,500	250,805
Lukoil OAO, ADR	59,450	2,279,907
MegaFon OAO, GDR, RegS	55,260	761,483
MMC Norilsk Nickel OJSC, ADR	131,640	1,819,278
Mobile TeleSystems OJSC, ADR	126,660	909,419
Moscow Exchange (The)*	343,800	331,524
Sberbank of Russia, ADR	325,660	1,261,281
Tatneft, ADR	59,810	1,465,345

		9,267,738

Singapore — 0.3%
Avago Technologies Ltd.	75,575	7,602,089
DBS Group Holdings Ltd.	31,000	479,921

		8,082,010

South Africa — 0.5%
Bidvest Group Ltd.	37,664	984,683
Investec PLC	206,224	1,727,805
MTN Group Ltd.	181,030	3,443,649
Naspers Ltd. (Class N Stock)	15,352	1,985,862
Netcare Ltd.	270,360	883,567
Sasol Ltd.	58,640	2,188,613
Steinhoff International Holdings Ltd.	456,767	2,336,732
Telkom SA SOC Ltd.*	116,690	701,347

		14,252,258

South Korea — 1.3%
Amorepacific Corp.*	320	646,036
BS Financial Group, Inc.*	30,899	406,807

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Coway Co. Ltd.*	19,060	$1,453,356
Daesang Corp.*	12,120	366,990
GS Home Shopping, Inc.*	2,000	399,302
Halla Visteon Climate Control Corp.*	21,400	942,815
Hankook Tire Co. Ltd.*	31,410	1,492,653
Hyundai Mobis Co. Ltd.*	4,150	887,879
Hyundai Motor Co., GDR	4,404	338,569
Industrial Bank of Korea*	96,960	1,240,369
KEPCO Plant Service & Engineering Co. Ltd.*	11,100	804,497
KH Vatec Co. Ltd.*	13,115	497,744
Kia Motors Corp.*	44,440	2,111,610
Korea Electric Power Corp.*	21,750	838,093
Korea Zinc Co. Ltd.*	2,420	884,550
KT&G Corp.	21,730	1,508,787
LG Hausys Ltd.*	3,110	456,621
LS Corp.*	7,040	347,252
Mando Corp.*	3,427	572,128
NongShim Co. Ltd.*	1,113	255,334
Partron Co. Ltd.	21,030	222,772
Samsung Electronics Co. Ltd.	2,344	2,818,061
Samsung Electronics Co. Ltd., GDR	18,920	11,455,965
Seah Besteel Corp.*	11,070	280,639
Shinhan Financial Group Co. Ltd.*	61,130	2,457,127
SK Holdings Co. Ltd.*	10,270	1,524,354
SK Hynix, Inc.*	58,620	2,505,150
SK Networks Co. Ltd.*	54,150	436,488
SK Telecom Co. Ltd.	7,590	1,856,461
Wonik IPS Co. Ltd.*	62,810	789,102

		40,797,511

Spain — 0.1%
Ferrovial SA	25,080	495,787
Iberdrola SA	75,518	509,047
Repsol SA	84,859	1,588,635
Telefonica SA	128,007	1,837,868

		4,431,337

Sweden — 0.1%
Electrolux AB (Class B Stock)	92,402	2,699,915
Swedbank AB (Class A Stock)	22,824	566,285

		3,266,200

Switzerland — 1.2%
ABB Ltd.*	73,470	1,554,489
Actelion Ltd.*	3,890	447,821
Cie Financiere Richemont SA	40,650	3,603,973
Credit Suisse Group AG*	91,171	2,290,330
Glencore PLC*	320,275	1,478,338
Holcim Ltd.*	16,900	1,208,082
Lonza Group AG*	2,648	298,143
Nestle SA	51,500	3,754,402
Novartis AG	86,137	7,988,645
Roche Holding AG	29,596	8,018,806
SGS SA	261	532,954
Swiss Life Holding AG*	2,209	522,101
TE Connectivity Ltd.	9,334	590,375
UBS Group AG*	224,617	3,861,099
Zurich Insurance Group AG*	8,760	2,737,521

		38,887,079

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan — 0.7%
AcBel Polytech, Inc.	391,000	$431,994
Advanced Semiconductor Engineering, Inc.	1,681,000	1,996,401
Catcher Technology Co. Ltd.	224,000	1,729,825
Chicony Electronics Co. Ltd.	386,538	1,076,362
Compeq Manufacturing Co. Ltd.	830,000	465,714
Coretronic Corp.*	337,000	457,082
Hon Hai Precision Industry Co. Ltd., GDR, RegS.	24,281	136,241
Inotera Memories, Inc.*	731,000	1,146,938
Inventec Corp.	659,000	440,739
Kenda Rubber Industrial Co. Ltd.	227,013	456,305
Lite-On Technology Corp.	382,586	437,058
Pegatron Corp.	509,000	1,163,441
Radiant Opto-Electronics Corp.	184,000	585,827
Realtek Semiconductor Corp.	273,390	907,879
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	391,010	8,750,804
Teco Electric and Machinery Co. Ltd.	519,000	490,747
Vanguard International Semiconductor Corp.	381,000	623,447
Wan Hai Lines Ltd.	749,000	652,414
Zhen Ding Technology Holding Ltd.	209,000	557,532

		22,506,750

Thailand — 0.2%
Kasikornbank PCL, NVDR	254,400	1,759,492
Krung Thai Bank PCL, NVDR	2,693,100	1,847,620
Quality Houses PCL, NVDR	4,461,600	492,511
Samart Corp. PCL, NVDR	709,200	837,267
Suplai PLC, NVDR	514,900	374,608
Thai Beverage PCL	1,272,000	660,228
Thai Union Frozen Products PCL, NVDR	245,600	671,385

		6,643,111

Turkey — 0.3%
Enka Insaat ve Sanayi A/S	275,684	622,098
Eregli Demir ve Celik Fabrikalari TAS	899,181	1,710,770
TAV Havalimanlari Holding A/S	70,650	576,762
Tofas Turk Otomobil Fabrikasi A/S	91,800	625,578
Tupras Turkiye Petrol Rafinerileri A/S	64,270	1,520,617
Turk Hava Yollari*	433,178	1,779,914
Turkiye Is Bankasi (Class C Stock)	831,350	2,390,482
Turkiye Vakiflar Bankasi Tao (Class D Stock)	501,250	1,042,551

		10,268,772

United Arab Emirates — 0.1%
Air Arabia PJSC	930,070	374,425
Dubai Islamic Bank PJSC	365,430	670,986
First Gulf Bank PJSC	168,902	775,826

		1,821,237

United Kingdom — 2.3%
3i Group PLC	72,543	505,827
Aggreko PLC	29,506	688,081
ARM Holdings PLC	122,040	1,874,829
Associated British Foods PLC	21,718	1,061,775
AstraZeneca PLC	31,054	2,193,371
Aviva PLC	51,782	389,059
Barclays PLC	926,329	3,482,385
Barratt Developments PLC	90,398	657,929
BG Group PLC	369,319	4,942,127

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
British American Tobacco PLC	124,211	$6,731,125
British Land Co. PLC (The), REIT	37,959	457,735
Burberry Group PLC	70,030	1,776,786
Carillion PLC	77,670	402,457
Centrica PLC	207,730	899,771
Direct Line Insurance Group PLC	106,753	482,908
Home Retail Group PLC	162,588	523,981
HSBC Holdings PLC, (QMTF)	247,103	2,335,068
HSBC Holdings PLC, (XHKG)	446,400	4,244,801
Imperial Tobacco Group PLC	59,594	2,623,302
InterContinental Hotels Group PLC	39,332	1,582,579
ITV PLC	158,538	528,839
Lloyds Banking Group PLC*	514,806	605,547
Marks & Spencer Group PLC	137,730	1,019,810
Meggitt PLC	156,800	1,261,340
Persimmon PLC*	24,990	610,354
Prudential PLC	312,789	7,231,534
Rio Tinto Ltd.	25,200	1,181,399
Rio Tinto PLC	74,703	3,443,595
SABMiller PLC	35,587	1,855,196
Smith & Nephew PLC	29,355	529,346
Standard Chartered PLC	159,820	2,390,257
Tullow Oil PLC	70,280	452,910
Unilever PLC	51,100	2,076,104
Vodafone Group PLC	2,475,381	8,487,177
WPP PLC	128,115	2,663,729

		72,193,033

United States — 33.8%
A.O. Smith Corp.	8,802	496,521
Abbott Laboratories	66,107	2,976,137
Acadia Healthcare Co., Inc.*(a)	47,493	2,907,047
Accenture PLC (Class A Stock)	44,488	3,973,223
ACE Ltd.	48,590	5,582,019
Actavis PLC*	2,479	638,119
Acuity Brands, Inc.	48,164	6,746,331
Adobe Systems, Inc.*	107,783	7,835,824
ADT Corp. (The)(a)	16,211	587,325
Advance Auto Parts, Inc.	19,010	3,027,913
Aetna, Inc.	28,936	2,570,385
Affiliated Managers Group, Inc.*	23,084	4,899,348
Air Products & Chemicals, Inc.	13,482	1,944,509
Airgas, Inc.	5,718	658,599
Albemarle Corp.(a)	6,729	404,615
Alcoa, Inc.	267,587	4,225,198
Alexandria Real Estate Equities, Inc., REIT	11,000	976,140
Alexion Pharmaceuticals, Inc.*	23,266	4,304,908
Alleghany Corp.*	3,202	1,484,127
Alliance Data Systems Corp.*	25,503	7,295,133
Allied World Assurance Co. Holdings AG	23,810	902,875
Allstate Corp. (The)	2,400	168,600
Ally Financial, Inc.*	116,100	2,742,282
Altria Group, Inc.	20,809	1,025,259
Amazon.com, Inc.*	9,007	2,795,322
American Campus Communities, Inc., REIT	16,778	693,938
American Electric Power Co., Inc.	27,000	1,639,440
American Homes 4 Rent (Class A Stock), REIT	41,495	706,660
American International Group, Inc.	99,467	5,571,147
American Residential Properties, Inc., REIT*	39,600	695,772

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Ameriprise Financial, Inc.	21,891	$2,895,085
AmerisourceBergen Corp.	6,614	596,318
AMETEK, Inc.	8,885	467,618
Amgen, Inc.	3,440	547,958
Amphenol Corp. (Class A Stock)	71,165	3,829,389
Amtrust Financial Services, Inc.(a)	21,452	1,206,675
Anadarko Petroleum Corp.	16,497	1,361,002
Analog Devices, Inc.	34,095	1,892,954
Antero Resources Corp.*(a)	32,317	1,311,424
Apartment Investment & Management Co. (Class A Stock), REIT	64,872	2,409,995
Apple, Inc.	222,049	24,509,769
Applied Materials, Inc.	22,159	552,202
Archer-Daniels-Midland Co.	11,093	576,836
Arista Networks, Inc.*(a)	4,240	257,622
Arrow Electronics, Inc.*	13,245	766,753
Aruba Networks, Inc.*	11,069	201,234
Ashland, Inc.	4,382	524,788
Associated Estates Realty Corp., REIT	4,100	95,161
Autodesk, Inc.*	8,884	533,573
AutoZone, Inc.*	4,353	2,694,986
AvalonBay Communities, Inc., REIT	42,864	7,003,549
Aviv REIT, Inc., REIT	31,200	1,075,776
Axiall Corp.	7,920	336,362
Baker Hughes, Inc.	14,946	838,022
Ball Corp.	42,633	2,906,292
Bank of America Corp.	765,086	13,687,389
BB&T Corp.	33,402	1,299,004
Bed Bath & Beyond, Inc.*	37,236	2,836,266
Best Buy Co., Inc.	88,885	3,464,737
Big Lots, Inc.	6,697	268,014
Biogen Idec, Inc.*	23,520	7,983,864
BioMed Realty Trust, Inc., REIT	55,250	1,190,085
Blackstone Group LP (The)	10,972	371,183
BorgWarner, Inc.	47,347	2,601,718
Boston Properties, Inc., REIT	37,975	4,887,002
Boston Scientific Corp.*	266,174	3,526,806
Brandywine Realty Trust, REIT	31,950	510,561
Bristol-Myers Squibb Co.	88,418	5,219,314
Brixmor Property Group, Inc., REIT	162,959	4,047,902
Broadcom Corp. (Class A Stock)	64,729	2,804,708
Brookdale Senior Living, Inc.*	26,199	960,717
California Resources Corp.*	18,572	102,332
Capital One Financial Corp.	57,553	4,751,000
CareFusion Corp.*	9,824	582,956
Carlisle Cos., Inc.	78,292	7,065,070
CBRE Group, Inc. (Class A Stock)*	162,235	5,556,549
CBS Corp. (Class B Stock)	18,471	1,022,163
Celgene Corp.*	65,552	7,332,647
CenterPoint Energy, Inc.	72,010	1,687,194
CenturyLink, Inc.	13,442	532,034
Charles Schwab Corp. (The)	60,732	1,833,499
Charter Communications, Inc. (Class A Stock)*	12,153	2,024,933
Chevron Corp.	29,018	3,255,239
Chipotle Mexican Grill, Inc.*	606	414,813
Chubb Corp. (The)	4,080	422,158
Ciena Corp.*(a)	101,353	1,967,262
Cigna Corp.	7,671	789,423
Cisco Systems, Inc.	146,940	4,087,136

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Citigroup, Inc.	220,587	$11,935,962
Citrix Systems, Inc.*	34,228	2,183,746
City National Corp.	4,818	389,343
Clear Channel Outdoor Holdings, Inc. (Class A Stock)	11,399	120,715
ClubCorp Holdings, Inc.	40,800	731,544
CMS Energy Corp.	15,160	526,810
CNO Financial Group, Inc.	49,900	859,278
Coach, Inc.	15,200	570,912
Coca-Cola Co. (The)	121,393	5,125,213
Cognizant Technology Solutions Corp. (Class A Stock)*	72,720	3,829,436
Comcast Corp. (Class A Stock)	97,012	5,627,667
CommScope Holding Co., Inc.*	16,588	378,704
ConAgra Foods, Inc.	14,733	534,513
Concho Resources, Inc.*	27,334	2,726,567
ConocoPhillips	17,755	1,226,160
CONSOL Energy, Inc.	51,300	1,734,453
Constellation Brands, Inc. (Class A Stock)*	37,623	3,693,450
Corning, Inc.	21,592	495,105
Corporate Office Properties Trust, REIT	38,400	1,089,408
CoStar Group, Inc.*	14,887	2,733,700
Costco Wholesale Corp.	27,226	3,859,286
Covidien PLC	11,890	1,216,109
Crane Co.	12,300	722,010
Crown Holdings, Inc.*	26,458	1,346,712
CSX Corp.	19,770	716,267
CubeSmart, REIT	51,500	1,136,605
CVS Health Corp.	85,699	8,253,671
D.R. Horton, Inc.	27,148	686,573
DCT Industrial Trust, Inc., REIT	24,875	887,043
DDR Corp., REIT	74,790	1,373,144
Dealertrack Technologies, Inc.*(a)	68,542	3,037,096
Delta Air Lines, Inc.	142,293	6,999,393
Devon Energy Corp.	37,621	2,302,782
DiamondRock Hospitality Co., REIT	89,600	1,332,352
Digital Realty Trust, Inc., REIT	5,950	394,485
DIRECTV*	12,400	1,075,080
Discover Financial Services	7,244	474,410
DISH Network Corp. (Class A Stock)*	105,031	7,655,710
Dollar Tree, Inc.*	23,897	1,681,871
Dominion Resources, Inc.	20,804	1,599,828
Douglas Emmett, Inc., REIT	49,820	1,414,888
Dover Corp.	32,530	2,333,052
Dow Chemical Co. (The)	31,163	1,421,344
Dr. Pepper Snapple Group, Inc.	39,344	2,820,178
Dril-Quip, Inc.*	18,199	1,396,409
Duke Energy Corp.	25,300	2,113,562
Duke Realty Corp., REIT	36,569	738,694
Dynegy, Inc.*	350	10,623
E.I. du Pont de Nemours & Co.	34,025	2,515,809
Eagle Materials, Inc.	27,895	2,120,857
East West Bancorp, Inc.	93,948	3,636,727
EastGroup Properties, Inc., REIT	9,700	614,204
Eaton Corp. PLC	68,051	4,624,746
Edison International	49,398	3,234,581
Electronic Arts, Inc.*	64,718	3,042,717
Eli Lilly & Co.	9,335	644,022
EMC Corp.	20,248	602,176
Emerson Electric Co.	46,446	2,867,112

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Energen Corp.	10,341	$659,342
Energizer Holdings, Inc.	8,158	1,048,792
Entercom Communications Corp. (Class A Stock)*(a)	35,280	429,005
Entergy Corp.	5,870	513,508
Envision Healthcare Holdings, Inc.*	16,528	573,356
EOG Resources, Inc.	11,470	1,056,043
EQT Corp.	10,956	829,369
Equifax, Inc.	34,985	2,829,237
Equity LifeStyle Properties, Inc., REIT	13,550	698,503
Equity One, Inc., REIT	65,900	1,671,224
Equity Residential, REIT	43,370	3,115,701
Essex Property Trust, Inc., REIT	13,776	2,846,122
Estee Lauder Cos., Inc. (The) (Class A Stock)	8,263	629,641
Excel Trust, Inc., REIT	45,400	607,906
Exelon Corp.	46,946	1,740,758
Expedia, Inc.	50,967	4,350,544
Extra Space Storage, Inc., REIT	45,060	2,642,318
Exxon Mobil Corp.	100,897	9,327,928
Facebook, Inc. (Class A Stock)*	198,288	15,470,430
Fidelity National Information Services, Inc.	24,053	1,496,097
Fifth Third Bancorp	119,425	2,433,284
First Republic Bank	30,152	1,571,522
Fluidigm Corp.*	41,735	1,407,722
Fluor Corp.	64,901	3,934,947
Foot Locker, Inc.	9,945	558,710
Fortune Brands Home & Security, Inc.	138,504	6,270,076
Freescale Semiconductor Ltd.*(a)	20,184	509,242
GameStop Corp. (Class A Stock)(a)	64,095	2,166,411
Gannett Co., Inc.	52,696	1,682,583
Gap, Inc. (The)	62,709	2,640,676
Garmin Ltd.(a)	8,341	440,655
Gartner, Inc.*	5,179	436,124
General Growth Properties, Inc., REIT	121,998	3,431,804
General Mills, Inc.	18,620	993,005
General Motors Co.	50,398	1,759,394
Genuine Parts Co.	9,684	1,032,024
Gilead Sciences, Inc.*	98,204	9,256,709
GNC Holdings, Inc. (Class A Stock)	7,590	356,426
Google, Inc. (Class A Stock)*	8,769	4,653,357
Google, Inc. (Class C Stock)*	24,314	12,798,890
Guidewire Software, Inc.*(a)	43,312	2,192,887
Halliburton Co.	66,135	2,601,089
Hanesbrands, Inc.	21,593	2,410,211
Harley-Davidson, Inc.	41,193	2,715,031
Harman International Industries, Inc.	12,468	1,330,460
Hartford Financial Services Group, Inc. (The)	104,952	4,375,448
HCA Holdings, Inc.*	6,472	474,980
HCP, Inc., REIT	58,040	2,555,501
HD Supply Holdings, Inc.*	141,066	4,160,036
Health Care REIT, Inc., REIT(a)	61,003	4,616,097
Healthcare Realty Trust, Inc., REIT	34,400	939,808
Henry Schein, Inc.*	2,337	318,183
Hershey Co. (The)	4,671	485,457
Hess Corp.	20,342	1,501,646
Hewlett-Packard Co.	55,097	2,211,043
Highwoods Properties, Inc., REIT	18,000	797,040
Hilton Worldwide Holdings, Inc.*	114,559	2,988,844

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Home Depot, Inc. (The)	90,698	$9,520,569
Honeywell International, Inc.	63,203	6,315,244
Hospira, Inc.*	8,182	501,147
Host Hotels & Resorts, Inc., REIT	129,780	3,084,871
Hubbell, Inc. (Class B Stock)	4,131	441,315
Hudson City Bancorp, Inc.	106,109	1,073,823
Humana, Inc.	46,503	6,679,226
Huntington Bancshares, Inc.	12,247	128,838
Huntington Ingalls Industries, Inc.	5,559	625,165
Hyatt Hotels Corp. (Class A Stock)*	8,200	493,722
IDEX Corp.	7,336	571,034
Illinois Tool Works, Inc.	24,240	2,295,528
Illumina, Inc.*	25,458	4,699,038
Ingersoll-Rand PLC	11,066	701,474
Insulet Corp.*(a)	7,656	352,635
Intercontinental Exchange, Inc.	3,330	730,236
Invesco Ltd.	54,372	2,148,781
Jack Henry & Associates, Inc.	11,943	742,138
Jarden Corp.*	23,541	1,127,143
Jazz Pharmaceuticals PLC*	2,337	382,637
Johnson & Johnson	169,083	17,681,010
Johnson Controls, Inc.	21,947	1,060,918
Jones Lang LaSalle, Inc.	4,319	647,548
KapStone Paper and Packaging Corp.	25,300	741,543
Kilroy Realty Corp., REIT	24,010	1,658,371
Kimco Realty Corp., REIT	96,883	2,435,638
Kinder Morgan, Inc.	26,900	1,138,139
Kirby Corp.*	32,414	2,617,106
Kite Realty Group Trust, REIT	25,600	735,744
KLA-Tencor Corp.	50,370	3,542,019
Kohl’s Corp.	70,037	4,275,058
Kroger Co. (The)	48,378	3,106,351
L-3 Communications Holdings, Inc.	10,774	1,359,787
La Quinta Holdings, Inc.*	50,200	1,107,412
Lam Research Corp.	100,630	7,983,984
Landstar System, Inc.	4,440	322,033
Laredo Petroleum, Inc.*	16,699	172,835
LaSalle Hotel Properties, REIT	52,200	2,112,534
Lazard Ltd. (Class A Stock)	51,341	2,568,590
Legg Mason, Inc.	46,781	2,496,702
Leggett & Platt, Inc.	11,862	505,440
Liberty Property Trust, REIT	56,150	2,112,924
Loews Corp.	121,029	5,085,639
Lowe’s Cos., Inc.	88,122	6,062,793
lululemon athletica, Inc.*(a)	13,008	725,716
LyondellBasell Industries NV (Class A Stock)	6,776	537,947
M&T Bank Corp.	20,048	2,518,430
Macerich Co. (The), REIT	31,850	2,656,609
Macy’s, Inc.	9,189	604,177
Marathon Oil Corp.	108,461	3,068,361
Marathon Petroleum Corp.	5,368	484,516
Marriott International, Inc. (Class A Stock)	2,788	217,548
Marsh & McLennan Cos., Inc.	78,749	4,507,593
Martin Marietta Materials, Inc.	19,980	2,204,194
Marvell Technology Group Ltd.	35,453	514,069
Masco Corp.	29,326	739,015
MasterCard, Inc. (Class A Stock)	60,135	5,181,232
McCormick & Co., Inc.	6,361	472,622
McKesson Corp.	14,774	3,066,787

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Merck & Co., Inc.	128,238	$7,282,636
MetLife, Inc.	96,339	5,210,976
Michael Kors Holdings Ltd.*	55,717	4,184,347
Microsoft Corp.	360,392	16,740,208
Mid-America Apartment Communities, Inc., REIT	22,750	1,698,970
Middleby Corp. (The)*	5,227	517,996
Mobileye N.V.*(a)	5,594	226,893
Mohawk Industries, Inc.*	19,737	3,066,340
Molson Coors Brewing Co. (Class B Stock)	7,841	584,311
Mondelez International, Inc. (Class A Stock)	55,798	2,026,862
Monster Beverage Corp.*	5,958	645,549
Moody’s Corp.	28,247	2,706,345
Morgan Stanley	216,368	8,395,079
Mosaic Co. (The)	110,216	5,031,360
MSC Industrial Direct Co., Inc. (Class A Stock)	5,548	450,775
Murphy USA, Inc.*	8,660	596,328
National Bank Holdings Corp. (Class A Stock)	36,600	710,406
National Fuel Gas Co.	4,856	337,638
National Healthcare Corp.	14,700	923,748
National Oilwell Varco, Inc.	7,621	499,404
National Retail Properties, Inc., REIT(a)	32,600	1,283,462
Nektar Therapeutics*(a)	85,418	1,323,979
Netflix, Inc.*	8,000	2,732,880
NetSuite, Inc.*(a)	2,939	320,851
NextEra Energy, Inc.	39,268	4,173,796
NiSource, Inc.	35,906	1,523,133
Nordstrom, Inc.	4,901	389,090
Norfolk Southern Corp.	4,910	538,185
Northeast Utilities	22,920	1,226,678
Northern Trust Corp.	24,234	1,633,372
Northrop Grumman Corp.	5,045	743,583
Norwegian Cruise Line Holdings Ltd.*	9,796	458,061
Occidental Petroleum Corp.	76,464	6,163,763
Old Dominion Freight Line, Inc.*	37,313	2,896,981
Old Republic International Corp.	50,936	745,194
Omega Healthcare Investors, Inc., REIT(a)	33,550	1,310,799
Omnicom Group, Inc.	24,700	1,913,509
Outfront Media, Inc., REIT	8,559	229,723
PACCAR, Inc.	70,387	4,787,020
Pall Corp.	42,123	4,263,269
Palo Alto Networks, Inc.*	18,146	2,224,155
Panera Bread Co. (Class A Stock)*(a)	2,474	432,455
Paramount Group, Inc., REIT*	20,700	384,813
Parkway Properties, Inc., REIT	44,400	816,516
PBF Energy, Inc. (Class A Stock)	53,866	1,434,990
PepsiCo, Inc.	8,389	793,264
Perrigo Co. PLC	2,238	374,104
Pfizer, Inc.	209,680	6,531,532
Philip Morris International, Inc.	36,629	2,983,432
Phillips 66	79,987	5,735,068
Pinnacle West Capital Corp.	2,380	162,578
Pioneer Natural Resources Co.	2,493	371,083
Plains All American Pipeline LP	8,052	413,229
PNC Financial Services Group, Inc. (The)	33,304	3,038,324
Post Holdings, Inc.*(a)	25,000	1,047,250
Post Properties, Inc., REIT	3,200	188,064
PPG Industries, Inc.	16,232	3,752,027

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
PPL Corp.	38,997	$1,416,761
Premier, Inc. (Class A Stock)*	10,065	337,479
Priceline Group, Inc. (The)*	5,504	6,275,716
Principal Financial Group, Inc.	12,122	629,617
Procter & Gamble Co. (The)	102,448	9,331,988
Progressive Corp. (The)	8,092	218,403
ProLogis, Inc., REIT	192,063	8,264,471
Public Storage, REIT	21,630	3,998,305
PulteGroup, Inc.	63,167	1,355,564
PVH Corp.	8,544	1,095,084
QEP Resources, Inc.	12,563	254,024
QUALCOMM, Inc.	49,755	3,698,289
Quanta Services, Inc.*	16,276	462,076
Questar Corp.	28,093	710,191
Ralph Lauren Corp.	12,942	2,396,341
Range Resources Corp.	6,415	342,882
Rayonier, Inc., REIT	48,853	1,364,953
Raytheon Co.	5,534	598,613
Receptos, Inc.*	2,350	287,899
Regal-Beloit Corp.	5,849	439,845
Regency Centers Corp., REIT	34,490	2,199,772
Regeneron Pharmaceuticals, Inc.*	8,219	3,371,845
Reinsurance Group of America, Inc.	4,831	423,292
Republic Services, Inc.	12,050	485,013
Retail Opportunity Investments Corp., REIT	22,600	379,454
Rexnord Corp.*	9,308	262,579
Rite Aid Corp.*	60,820	457,366
RLJ Lodging Trust, REIT	18,700	627,011
Robert Half International, Inc.	9,340	545,269
Rock-Tenn Co. (Class A Stock)	49,192	2,999,729
Ross Stores, Inc.	7,621	718,355
Royal Caribbean Cruises Ltd.	19,951	1,644,561
Rush Enterprises, Inc. (Class A Stock)*	32,484	1,041,112
SanDisk Corp.	10,051	984,797
Schlumberger Ltd.	59,665	5,095,988
Sempra Energy	25,607	2,851,596
ServiceNow, Inc.*	28,562	1,937,932
Sherwin-Williams Co. (The)	17,201	4,524,551
Sigma-Aldrich Corp.	1,519	208,513
Signature Bank*	22,953	2,891,160
Silgan Holdings, Inc.	9,061	485,670
Simon Property Group, Inc., REIT	62,339	11,352,555
Sirona Dental Systems, Inc.*	6,270	547,810
SL Green Realty Corp., REIT	6,520	776,010
Snap-on, Inc.	8,044	1,099,937
Southwest Airlines Co.	12,913	546,478
Southwestern Energy Co.*	60,875	1,661,279
Spirit Realty Capital, Inc., REIT	151,100	1,796,579
Sprouts Farmers Market, Inc.*(a)	94,925	3,225,551
SPX Corp.	7,794	669,660
Stanley Black & Decker, Inc.	6,353	610,396
Stanley Black & Decker, Inc., UTS*(a)	8,176	962,642
Starbucks Corp.	70,274	5,765,982
Starwood Hotels & Resorts Worldwide, Inc.	10,369	840,615
State Street Corp.	31,748	2,492,218
Stericycle, Inc.*	4,439	581,864
Strategic Hotels & Resorts, Inc., REIT*	80,800	1,068,984
Sunstone Hotel Investors, Inc., REIT	79,200	1,307,592
SunTrust Banks, Inc.	68,271	2,860,555
SVB Financial Group*	7,829	908,712

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Synopsys, Inc.*	13,300	$578,151
T. Rowe Price Group, Inc.	42,311	3,632,822
Tableau Software, Inc. (Class A Stock)*	3,976	337,006
Taubman Centers, Inc., REIT	15,020	1,147,828
TD Ameritrade Holding Corp.	93,664	3,351,298
Tesla Motors, Inc.*(a)	13,818	3,073,261
Texas Instruments, Inc.	55,834	2,985,164
Tiffany & Co.	11,535	1,232,630
Time Warner Cable, Inc.	3,881	590,145
Time Warner, Inc.	84,257	7,197,233
Time, Inc.	72,158	1,775,796
TJX Cos., Inc. (The)	70,571	4,839,760
Toll Brothers, Inc.*	11,072	379,437
Travelers Cos., Inc. (The)	27,236	2,882,931
TreeHouse Foods, Inc.*	14,600	1,248,738
Trex Co., Inc.*(a)	42,317	1,801,858
TripAdvisor, Inc.*	2,995	223,607
Triumph Group, Inc.	6,770	455,079
Twenty-First Century Fox, Inc. (Class A Stock)	144,951	5,566,843
Twenty-First Century Fox, Inc. (Class B Stock)	31,800	1,173,102
Twitter, Inc.*	11,501	412,541
U.S. Bancorp	64,650	2,906,017
UDR, Inc., REIT	28,000	862,960
UGI Corp.	15,388	584,436
Ulta Salon Cosmetics & Fragrance, Inc.*	32,611	4,168,990
Union Pacific Corp.	41,525	4,946,873
United Continental Holdings, Inc.*	62,552	4,184,103
United States Steel Corp.(a)	13,780	368,477
United Technologies Corp.	91,211	10,489,265
UnitedHealth Group, Inc.	129,658	13,107,128
Universal Health Services, Inc. (Class B Stock)	4,160	462,842
Unum Group	57,768	2,014,948
Urban Outfitters, Inc.*	90,349	3,173,960
Valeant Pharmaceuticals International, Inc.*	37,403	5,352,743
Veeva Systems, Inc. (Class A Stock)*(a)	59,183	1,563,023
Ventas, Inc., REIT(a)	30,816	2,209,507
VeriFone Systems, Inc.*	16,759	623,435
Verizon Communications, Inc.	109,977	5,144,713
Vertex Pharmaceuticals, Inc.*	32,890	3,907,332
VF Corp.	3,289	246,346
Visa, Inc. (Class A Stock)	14,743	3,865,615
Vornado Realty Trust, REIT	44,922	5,287,769
Voya Financial, Inc.	12,610	534,412
W.R. Berkley Corp.	21,086	1,080,868
W.W. Grainger, Inc.	5,700	1,452,873
Walt Disney Co. (The)	6,429	605,548
Watsco, Inc.	3,708	396,756
Weatherford International PLC*	25,826	295,708
Weingarten Realty Investors, REIT	25,300	883,476
Wells Fargo & Co.	339,953	18,636,223
Westar Energy, Inc.(a)	11,809	487,003
Western Digital Corp.	5,160	571,212
Western Union Co. (The)	61,700	1,105,047
Weyerhaeuser Co., REIT	67,540	2,424,011
Williams-Sonoma, Inc.	4,671	353,501
Willis Group Holdings PLC	14,592	653,868
Wisconsin Energy Corp.(a)	7,884	415,802

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Wolverine World Wide, Inc.	52,115	$1,535,829
Workday, Inc. (Class A Stock)*	18,807	1,534,839
Xcel Energy, Inc.	68,546	2,462,172
Xerox Corp.	36,392	504,393
Xilinx, Inc.	13,139	568,787
Yahoo!, Inc.*	11,225	566,975
Zimmer Holdings, Inc.	5,726	649,443
Zions Bancorp	5,110	145,686

		1,063,639,207

TOTAL COMMON STOCKS (cost $1,376,232,656)		1,568,813,338

PREFERRED STOCKS — 1.6%
Brazil — 0.2%
Banco do Estado do Rio Grande do Sul SA (PRFC B)	84,290	459,787
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR (PRFC)	41,860	1,541,704
Itau Unibanco Holding SA, ADR (PRFC)	255,295	3,321,388
Randon Participacoes SA (PRFC)	166,010	297,896

		5,620,775

Germany — 0.3%
Henkel AG & Co. KGaA (PRFC)	31,900	3,436,210
Volkswagen AG (PRFC)	25,379	5,640,633

		9,076,843

Ireland
XLIT Ltd., Series D, 3.346%	235	196,005

United Kingdom
ArcelorMittal, Series MTUS, CVT, 6.000%	40,686	703,868

United States — 1.1%
Alcoa, Inc., Series C, CVT, 5.375%	18,250	920,713
Ally Financial, Inc., Series G, 144A, 7.000%	155	155,712
Apartment Investment & Management Co., 6.875%	23,150	604,678
Apartment Investment & Management Co., Series Z, 7.000%	4,900	126,616
Bank of America Corp., Series L, CVT, 7.250%	2,252	2,619,008
Brandywine Realty Trust, Series E, 6.900%	10,250	270,087
Campus Crest Communities, Inc., Series A, 8.000%	13,600	345,304
CBL & Associates Properties, Inc., Series D, 7.375%	56,900	1,433,880
CBL & Associates Properties, Inc., Series E, 6.625%	4,100	102,992
Chesapeake Energy Corp., CVT, 144A, 5.750%	1,027	1,066,154
Corporate Office Properties Trust, Series L, 7.375%	79,100	2,062,928
Crown Castle International Corp., Series A, 4.500%	6,870	707,541
CubeSmart, Series A, 7.750%	34,700	934,124
DDR Corp., Series J, 6.500%	16,300	415,161
DDR Corp., Series K, 6.250%	1,700	42,534
Dominion Resources, Inc., CVT, 6.375%	14,700	764,547
Dominion Resources, Inc., Series A, CVT, 6.125%	13,027	781,750

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Dominion Resources, Inc., Series B, CVT, 6.000%	6,262	$376,471
Equity Commonwealth, 5.750%	750	17,310
Equity Commonwealth, Series E, 7.250%	41,800	1,065,900
Equity LifeStyle Properties, Inc., 6.750%	12,550	333,830
Essex Property Trust, Inc., Series H, 7.125%	4,150	108,357
Excel Trust, Inc., Series B, 8.125%	3,950	104,833
Exelon Corp., CVT, 6.500%(a)	21,913	1,150,433
General Growth Properties, Inc., Series A, 6.375%	23,700	593,922
Glimcher Realty Trust, 6.875%	17,000	435,370
Glimcher Realty Trust, Series G, 8.125%	22,651	567,408
Glimcher Realty Trust, Series H, 7.500%	18,600	490,668
Health Care REIT, Inc., Series I, CVT, 6.500%	4,000	263,400
Health Care REIT, Inc., Series J, 6.500%	6,200	165,292
Hudson Pacific Properties, Inc., Series B, 8.375%	21,050	551,278
Inland Real Estate Corp., Series A, 8.125%	1,100	28,963
Kilroy Realty Corp., Series G, 6.875%	5,550	143,301
Kilroy Realty Corp., Series H, 6.375%	2,200	55,000
Kimco Realty Corp., Series H, 6.900%	2,200	56,474
Kite Realty Group Trust, Series A, 8.250%	9,100	237,328
LaSalle Hotel Properties, Series H, 7.500%	11,200	294,224
NextEra Energy, Inc., CVT, 5.799%	23,743	1,369,734
NextEra Energy, Inc., CVT, 5.889%	11,787	789,022
Pebblebrook Hotel Trust, Series A, 7.875%	27,950	724,883
PS Business Parks, Inc., Series S, 6.450%	4,100	105,124
PS Business Parks, Inc., Series T, 6.000%	1,400	34,580
Public Storage, Series P, 6.500%	1,100	28,391
Public Storage, Series R, 6.350%	1,100	28,600
Regency Centers Corp., Series 6, 6.250%	12,900	326,499
Regency Centers Corp., Series 7, 6.000%	1,500	37,140
Retail Properties of America, Inc., Series A, 7.000%	550	14,410
Sabra Health Care REIT, Inc., Series A, 7.125%	30,500	827,770
Saul Centers, Inc., Series C, 6.875%	27,100	729,532
SL Green Realty Corp., Series I, 6.500%	11,350	289,311
STAG Industrial, Inc., Series B, 6.625%	7,250	184,078
Summit Hotel Properties, Inc., Series A, 9.250%	1,900	52,716
Sunstone Hotel Investors, Inc., Series D, 8.000%	36,700	963,008
Taubman Centers, Inc., Series J, 6.500%	34,050	869,978
Taubman Centers, Inc., Series K, 6.250%	29,650	740,954
Terreno Realty Corp., Series A, 7.750%	1,100	28,507
T-Mobile US, Inc., CVT, 5.500%*	18,500	980,315
Tyson Foods, Inc., 4.750%	18,184	915,383
United Technologies Corp., CVT, 7.500%	12,833	787,048
Urstadt Biddle Properties, Inc., Series F, 7.125%	14,450	375,700
Vornado Realty Trust, Series I, 6.625%	1,100	27,940
Weingarten Realty Investors, Series F, 6.500%	2,200	55,814
Wells Fargo & Co., Series L, CVT, 7.500%	2,935	3,558,673

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Weyerhaeuser Co., Series A, CVT, 6.375%	6,157	$355,259

		35,593,860

TOTAL PREFERRED STOCKS (cost $51,744,315)		51,191,351

	Units
RIGHTS*
Spain
Repsol SA, expiring 01/08/15 (cost $49,119)	84,859	46,927

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.1%
Non-Residential Mortgage-Backed Securities — 0.5%
American Credit Acceptance Receivables Trust,
Series 2013-2, Class A,
144A 1.320%	02/15/17	195	194,963
AmeriCredit Automobile Receivables Trust,
Series 2012-4, Class A3
0.670%	06/08/17	209	209,114
Series 2012-5, Class A3
0.620%	06/08/17	116	115,827
Series 2013-1, Class A3
0.610%	10/10/17	258	258,023
Series 2013-4, Class A2
0.740%	11/08/16	157	156,983
Capital Auto Receivables Asset Trust,
Series 2013-1, Class A2
0.620%	07/20/16	298	297,782
Carfinance Capital Auto Trust,
Series 2013-1A, Class A, 144A
1.650%	07/17/17	83	82,695
Series 2013-2A, Class A, 144A
1.750%	11/15/17	286	286,570
CarNow Auto Receivables Trust,
Series 2013-1A, Class A, 144A
1.160%	10/16/17	39	38,913
CNH Equipment Trust,
Series 2012-C, Class A3
0.570%	12/15/17	430	430,575
CPS Auto Receivables Trust,
Series 2013-A, Class A, 144A
1.310%	06/15/20	271	269,193
Series 2013-C, Class A, 144A
1.640%	04/16/18	748	749,055
CPS Auto Trust,
Series 2012-C, Class A, 144A
1.820%	12/16/19	129	129,795
Series 2012-D, Class A, 144A
1.480%	03/16/20	108	108,444
Credit Acceptance Auto Loan Trust,
Series 2012-2A, Class A, 144A
1.520%	03/16/20	215	215,308
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB5, Class M2
2.645%(c)	11/25/33	354	338,322

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2004-CB5, Class M1
1.085%(c)	01/25/34	417	$388,921
Series 2004-CB6, Class M3
2.270%(c)	07/25/35	568	532,352
Exeter Automobile Receivables Trust,
Series 2012-2A, Class A, 144A
1.300%	06/15/17	43	43,047
Series 2013-1A, Class A, 144A
1.290%	10/16/17	173	172,936
First Investors Auto Owner Trust,
Series 2013-1A, Class A2, 144A
0.900%	10/15/18	107	106,935
Flagship Credit Auto Trust,
Series 2013-1, Class A, 144A
1.320%	04/16/18	286	286,069
Series 2013-2, Class A, 144A
1.940%	01/15/19	627	630,697
Ford Credit Auto Owner Trust,
Series 2012-D, Class A3
0.510%	04/15/17	276	275,607
Series 2013-C, Class A3
0.820%	12/15/17	820	820,980
Honda Auto Receivables Owner Trust,
Series 2013-1, Class A3
0.480%	11/21/16	694	694,348
Hyundai Auto Receivables Trust,
Series 2013-A, Class A3
0.560%	07/17/17	840	840,292
John Deere Owner Trust,
Series 2012-B, Class A3
0.530%	07/15/16	654	654,192
Mercedes-Benz Auto Lease Trust,
Series 2013-A, Class A3
0.590%	02/15/16	792	791,504
Mercedes-Benz Auto Receivables Trust,
Series 2012-1, Class A3
0.470%	10/17/16	797	796,974
Series 2013-1, Class A3
0.780%	08/15/17	484	484,684
Mid-State Capital Trust,
Series 2010-1, Class M, 144A
5.250%	12/15/45	512	530,163
Navitas Equipment Receivables LLC,
Series 2013-1, Class A, 144A
1.950%	11/15/16	160	160,386
SNAAC Auto Receivables Trust,
Series 2013-1A, Class A, 144A
1.140%	07/16/18	35	35,127
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC4, Class M1
1.070%(c)	11/25/34	1,091	1,010,748
Springleaf Funding Trust,
Series 2013-AA, Class A, 144A
2.580%	09/15/21	500	501,439
Toyota Auto Receivables Owner Trust,
Series 2013-A, Class A3
0.550%	01/17/17	509	509,136

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
World Omni Automobile Lease Securitization Trust,
Series 2013-A, Class A3
1.100%	12/15/16	658	$660,417

			14,808,516

Residential Mortgage-Backed Securities — 2.6%
ACE Securities Corp Home Equity Loan Trust,
Series 2003-OP1, Class M1
1.220%(c)	12/25/33	129	122,161
Series 2003-OP1, Class M2
2.420%(c)	12/25/33	1,145	1,064,051
Series 2004-HE2, Class M2
1.970%(c)	10/25/34	437	391,738
Series 2004-HE3, Class M3
1.250%(c)	11/25/34	280	250,117
Series 2004-OP1, Class M2
1.745%(c)	04/25/34	1,026	944,635
Series 2005-HE7, Class A1B2
0.455%(c)	11/25/35	470	443,564
Series 2005-SD1, Class M1
0.920%(c)	11/25/50	433	433,789
Ameriquest Mortgage Securities, Inc.,
Series 2002-2, Class M3
2.810%(c)	08/25/32	918	911,275
Series 2003-9, Class M2
3.005%(c)	09/25/33	610	578,048
Series 2003-12, Class M2
2.705%(c)	01/25/34	598	535,155
Series 2004-R1, Class M2
1.040%(c)	02/25/34	1,643	1,465,988
Series 2004-R1, Class M6
2.240%(c)	02/25/34	342	285,360
Argent Securities, Inc.,
Series 2003-W7, Class M2
2.780%(c)	03/25/34	432	389,821
Series 2003-W9, Class M2
2.735%(c)	01/25/34	2,084	2,004,820
Series 2004-W6, Class M4
3.020%(c)	05/25/34	249	214,162
Asset-Backed Funding Corp. Trust,
Series 2004-OPT2, Class M2
1.670%(c)	07/25/33	567	536,183
Series 2004-OPT3, Class A4
0.950%(c)	11/25/33	498	470,177
Asset-Backed Pass-Through Certificates,
Series 2004-R2, Class A1B
0.775%(c)	04/25/34	535	525,615
Asset-Backed Securities Corp. Trust,
Series 2004-HE7, Class M4
2.180%(c)	10/25/34	428	381,045
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-FR3, Class M2
1.925%(c)	09/25/34	1,262	1,128,328
Bear Stearns Asset-Backed Securities Trust,
Series 2003-2, Class B
5.420%(c)	03/25/43	233	221,603
Series 2003-SD2, Class 3A
4.530%(c)	06/25/43	709	705,773
Series 2004-2, Class M1

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
1.370%(c)	08/25/34	523	$523,426
Centex Home Equity Loan Trust,
Series 2004-A, Class M1
0.770%(c)	01/25/34	1,877	1,727,367
Series 2004-B, Class M2
0.920%(c)	03/25/34	1,127	998,029
Series 2005-A, Class M1
0.650%(c)	01/25/35	1,422	1,329,014
Chase Funding Loan Acquisition Trust,
Series 2004-AQ1, Class M1
1.265%(c)	05/25/34	1,238	1,098,584
Chase Funding Trust,
Series 2003-6, Class 2M1
0.920%(c)	11/25/34	1,471	1,364,322
CHEC Loan Trust,
Series 2004-1, Class A3
0.670%(c)	07/25/34	606	581,595
Series 2004-2, Class M3
1.420%(c)	04/25/34	443	353,519
Countrywide Asset-Backed Certificates,
Series 2003-BC6, Class M2
1.895%(c)	10/25/33	1,753	1,615,080
Series 2004-3, Class M1
0.920%(c)	06/25/34	2,042	1,953,977
Series 2004-BC1, Class M3
2.270%(c)	10/25/33	248	208,886
Series 2004-ECC2, Class M5
2.045%(c)	10/25/34	733	651,558
Series 2004-SD2, Class M1, 144A
0.790%(c)	06/25/33	785	755,165
CWABS, Inc. Asset-Backed Certificates Trust,
Series 2003-5, Class MF2
5.616%(c)	11/25/33	1,139	984,056
Series 2004-1, Class M1
0.920%(c)	03/25/34	1,668	1,590,943
Series 2004-5, Class M2
1.175%(c)	07/25/34	882	830,284
Series 2004-6, Class 1A1
0.710%(c)	12/25/34	1,095	1,035,414
Series 2004-6, Class M2
1.145%(c)	10/25/34	878	824,522
Equity One Mortgage Pass-Through Trust,
Series 2003-4, Class M1
5.243%	10/25/34	1,504	1,476,948
Series 2004-1, Class M2
5.115%	04/25/34	2,907	2,720,845
Series 2004-2, Class M1
5.692%	07/25/34	200	196,844
First Franklin Mortgage Loan Trust,
Series 2005-FF10, Class A4
0.490%(c)	11/25/35	1,355	1,331,526
Fremont Home Loan Trust,
Series 2003-B, Class M2
2.600%(c)	12/25/33	191	185,597
Series 2004-2, Class M2
1.100%(c)	07/25/34	886	834,984
Series 2005-D, Class 2A3
0.420%(c)	11/25/35	194	191,454

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
FRT Trust,
Series 2013-1A, Class A1N, 144A(g)
3.960%	10/25/33	45	$45,401
Series 2013-1A, Class AR, 144A(g)
4.210%	10/25/18	25	25,051
GMAT Trust,
Series 2013-1A, Class A, 144A
3.967%	11/25/43	258	260,028
GSAMP Trust,
Series 2003-HE1, Class M1
1.410%(c)	06/20/33	545	525,938
Series 2004-FM2, Class M3
2.120%(c)	01/25/34	100	101,150
Series 2004-NC2, Class M1
1.220%(c)	10/25/34	743	654,886
Series 2007-SEA1, Class A, 144A
0.470%(c)	12/25/36	596	539,738
HLSS Servicer Advance Receivables Backed Notes,
Series 2013-T2, Class A2, 144A
1.147%	05/16/44	1,950	1,948,050
HLSS Servicer Advance Receivables Trust,
Series 2012-T2, Class A2, 144A
1.990%	10/15/45	171	171,687
Series 2013-T1, Class A2, 144A
1.495%	01/16/46	389	388,689
Home Equity Asset Trust,
Series 2003-1, Class M1
1.670%(c)	06/25/33	715	688,291
Series 2004-6, Class M2
1.070%(c)	12/25/34	193	172,295
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-B, Class M3
1.355%(c)	11/25/34	817	757,549
Series 2004-C, Class M2
1.055%(c)	03/25/35	866	806,784
Lake Country Mortgage Loan Trust,
Series 2006-HE1, Class A4, 144A
0.540%(c)	07/25/34	242	240,142
Long Beach Mortgage Loan Trust,
Series 2001-2, Class M1
1.008%(c)	07/25/31	1,690	1,600,087
Series 2003-4, Class M2
2.795%(c)	08/25/33	191	183,355
Series 2004-1, Class M3
1.220%(c)	02/25/34	2,059	1,966,162
Series 2004-5, Class A5
0.730%(c)	09/25/34	666	584,163
MASTR Asset-Backed Securities Trust,
Series 2003-NC1, Class M5
5.340%(c)	04/25/33	270	256,444
Series 2005-NC1, Class M2
0.920%(c)	12/25/34	1,425	1,314,755
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class M1
1.145%(c)	07/25/34	588	534,012
Series 2005-NC1, Class M2
1.250%(c)	10/25/35	775	681,240

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE1, Class M1
1.025%(c)	01/25/34	489	$450,687
Series 2004-HE6, Class M1
0.995%(c)	08/25/34	1,000	928,652
Series 2004-HE6, Class M2
1.070%(c)	08/25/34	546	524,467
Series 2004-NC2, Class M2
1.970%(c)	12/25/33	371	334,554
Series 2004-OP1, Class M3
1.190%(c)	11/25/34	143	129,605
Series 2004-SD1, Class A
0.970%(c)	08/25/34	903	847,216
Series 2004-WMC2, Class M1
1.085%(c)	07/25/34	910	867,703
Series 2004-NC5, Class M1
1.070%(c)	05/25/34	774	705,018
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-AM3, Class M1
1.595%(c)	02/25/33	405	381,732
Series 2002-NC5, Class M1
1.580%(c)	10/25/32	335	316,256
New Century Home Equity Loan Trust,
Series 2003-4, Class M2
2.900%(c)	10/25/33	1,591	1,539,216
Series 2003-6, Class M1
1.250%(c)	01/25/34	924	859,639
Series 2003-B, Class M2
2.645%(c)	11/25/33	503	479,266
NovaStar Mortgage Funding Trust,
Series 2003-2, Class M2
2.945%(c)	09/25/33	383	350,441
Option One Mortgage Loan Trust,
Series 2003-1, Class M2
3.095%(c)	02/25/33	154	145,966
Series 2003-2, Class M1
1.145%(c)	04/25/33	1,115	958,685
Series 2003-3, Class M1
1.145%(c)	06/25/33	745	686,189
Series 2003-4, Class M1
1.190%(c)	07/25/33	620	543,608
Series 2004-2, Class M2
1.745%(c)	05/25/34	263	209,328
RAMP Trust,
Series 2004-RS9, Class MII1
1.145%(c)	09/25/34	1,258	1,180,860
RASC Trust,
Series 2001-KS3, Class AII
0.630%(c)	09/25/31	1,594	1,480,847
Series 2005-KS2, Class M1
0.815%(c)	03/25/35	1,162	1,058,704
Renaissance Home Equity Loan Trust,
Series 2003-2, Class M2A
3.155%(c)	08/25/33	557	500,477
Series 2003-3, Class A
0.670%(c)	12/25/33	2,418	2,351,384
Series 2003-3, Class M1
0.900%(c)	12/25/33	1,391	1,324,939
Series 2004-1, Class AV3

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
0.640%(c)	05/25/34	896	$860,470
Saxon Asset Securities Trust,
Series 2000-2, Class MF2
8.099%(c)	07/25/30	152	149,665
Series 2003-2, Class M2
2.780%(c)	06/25/33	517	442,768
Series 2004-2, Class AF3
4.820%(c)	08/25/35	818	828,553
Series 2004-2, Class MV2
1.955%(c)	08/25/35	1,216	1,154,883
Structured Asset Investment Loan Trust,
Series 2003-BC3, Class M1
1.595%(c)	04/25/33	567	553,915
Series 2003-BC6, Class M1
1.295%(c)	07/25/33	714	679,022
Series 2003-BC10, Class A4
1.170%(c)	10/25/33	840	795,509
Series 2003-BC11, Class M2
2.720%(c)	10/25/33	1,235	1,219,973
Series 2004-8, Class M2
1.100%(c)	09/25/34	992	870,163
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-2, Class M2
0.820%(c)	10/25/34	1,273	1,212,193
Series 2004-2, Class M8A, 144A
3.170%(c)	10/25/34	890	841,201

			82,576,998

TOTAL ASSET-BACKED SECURITIES (cost $94,981,788)			97,385,514

BANK LOANS(c) — 0.1%
United States
Altice Financing,
Term Loan
5.500%	07/15/19	64	63,264
Arizona Chemical U.S., Inc.,
Initial Term Loan
4.500%	06/10/22	22	21,555
Avago Technologies Ltd.,
Term Loan
3.750%	05/06/21	40	39,613
Avaya, Inc.,
Term Loan B-3
4.670%	01/26/15	144	137,706
Axalta Coating Systems U.S. Holdings, Inc.,
Refinanced Term Loan B
3.750%	02/01/20	71	68,929
CDW Corp.,
Term Loan
3.250%	04/25/20	98	95,095
Dell, Inc.,
Term Loan B
4.500%	04/29/20	146	145,093
Dole Food Co., Inc.,
Tranche Term Loan B
4.500%	11/01/18	98	96,527

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
United States (continued)
Drillships Ocean Ventures, Inc.,
Term Loan
5.500%	07/08/21	37	$29,572
Energy Future Intermediate Holding Co. LLC,
Term Loan
4.250%	06/12/16	39	39,346
Fieldwood Energy LLC,
Closing Date Loan (Second Lien)
8.375%	09/25/20	100	72,625
First Data Corp.,
Term Loan C1
3.667%	03/23/18	190	185,784
Floatel International Ltd.,
Initial Term Loan
7.250%	06/27/20	49	38,936
Formula One Group,
Term Loan (Second Lien)
7.750%	07/29/22	80	77,900
Freescale Semiconductor, Inc.,
Tranche Term Loan B-4
4.250%	02/28/20	59	57,508
iHeart Communications, Inc.,
Tranche Term Loan D
6.919%	01/30/19	464	436,753
Tranche Term Loan E
7.669%	07/30/19	132	125,757
J.Crew Group, Inc.,
Initial Loan
4.000%	02/28/21	119	111,219
McGraw-Hill Global Education Holdings LLC,
Refinancing Term Loan B
5.750%	03/22/19	38	37,635
NFR Energy,
Term Loan (Second Lien)
8.750%	01/18/18	100	76,000
OCI Beaumont LLC,
Term Loan B-3
5.000%	08/20/19	19	18,461
Onex Carestream Finance LP,
Term Loan (First Lien 2013)
5.000%	05/20/19	22	22,290
R.H. Donnelley, Inc.,
Loan
9.750%	12/31/16	74	53,095
Reynolds Group Holdings,
Incremental U.S. Term Loan
4.000%	12/01/18	131	128,169
Rite Aid Corp.,
Tranche Term Loan 1 (Second Lien)
5.750%	08/21/20	30	30,050
Tranche Term Loan 2 (Second Lien)
4.875%	06/21/21	189	188,574
ROC Finance LLC,
Funded Term Loan B
5.000%	05/22/19	114	105,184
Scientific Games International, Inc.,
Initial Term Loan
6.000%	10/18/20	30	29,233

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
United States (continued)
Sears Roebuck Acceptance Corp.,
Term Loan
5.500%	06/30/18	114	$109,296
Shelf Drilling Holdings Ltd.,
Term Loan
10.000%	10/01/18	40	30,000
Stallion Oilfield,
Loan
8.000%	06/11/18	48	40,881
Station Casinos LLC,
Term Loan B
4.250%	03/01/20	105	102,343
SUPERVALU, Inc.,
New Term Loan
4.500%	03/18/19	206	201,757
4.500%	03/21/19	53	51,638
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan (Non-Extending)
4.650%	04/25/15	165	106,425
2017 Term Loan (Extending)
4.648%	10/10/17	800	516,336
DIP Term Loan
3.750%	05/12/16	55	54,787
TWCC Holding Corp.,
Term Loan
3.500%	02/13/17	10	9,736
Univision Communications, Inc.,
Replacement Term Loan (First-Lien)
4.000%	03/01/20	92	89,417
Visant Corp.,
Initial Term Loan
7.000%	09/23/21	35	33,865
WMG Acquisition Corp.,
Tranche Refinancing Term Loan B
3.750%	07/01/20	40	38,111
XO Communications LLC,
Initial Term Loan
4.250%	03/25/21	24	23,181
Zayo Group LLC,
Term Loan
4.000%	06/15/19	25	24,447

TOTAL BANK LOANS (cost $4,260,873)			3,964,093

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
A10 Securitization LLC,
Series 2013-1, Class A, 144A
2.400%	11/15/25	331	332,323
A10 Term Asset Financing LLC,
Series 2013-2, Class A, 144A
2.620%	11/15/27	1,215	1,220,221
Alternative Loan Trust Resecuritization,
Series 2003-23T2, Class A2
5.000%(c)	09/25/33	646	659,440
Banc of America Funding Trust,
Series 2005-6, Class 1A2
5.500%	10/25/35	1,002	941,298

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust,
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	1,030	$1,008,452
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC6, Class 1A2, IO
4.831%(c)	09/25/35	3,813	426,453
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-PW13, Class AM
5.582%(c)	09/11/41	905	955,795
Series 2007-PW16, Class AM
5.707%(c)	06/11/40	530	577,655
Series 2007-PW17, Class AMFL, 144A
0.835%(c)	06/11/50	855	836,833
CD Commercial Mortgage Trust,
Series 2005-CD1, Class AJ
5.226%(c)	07/15/44	765	785,131
CHL Mortgage Pass-Through Trust,
Series 2004-J3, Class A7
5.500%	05/25/34	171	175,221
Commercial Mortgage Trust,
Series 2006-GG7, Class AM
5.819%(c)	07/10/38	860	906,388
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AJ
5.075%(c)	02/15/38	296	296,068
DBRR Trust,
Series 2013-EZ2, Class A, 144A
0.853%(c)	02/25/45	529	528,761
Fannie Mae-Aces,
Series 2011-M1, Class A3
3.763%	06/25/21	1,100	1,186,067
Series 2012-M8, Class ASQ3
1.801%	12/25/19	770	768,281
Series 2013-M7, Class A2
2.280%	12/27/22	902	881,552
Series 2013-M13, Class A2
2.624%	04/25/23	1,413	1,407,881
Series 2014-M9, Class A2
3.117%	07/25/24	1,525	1,574,373
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 144A
5.307%(c)	08/10/44	1,300	1,370,764
GSR Mortgage Loan Trust,
Series 2004-12, Class 3A6
2.599%(c)	12/25/34	593	578,209
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP8, Class A4
5.399%	05/15/45	370	388,829
JPMorgan Mortgage Trust,
Series 2004-A6, Class 3A3
2.318%(c)	12/25/34	516	511,669
Series 2005-A3, Class 4A1
2.658%(c)	06/25/35	561	567,834
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class AM
5.455%	02/15/40	780	832,314
Series 2007-C2, Class A3
5.430%	02/15/40	817	874,570

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-C7, Class A3
5.866%(c)	09/15/45	406	$445,879
MASTR Alternative Loan Trust,
Series 2005-3, Class 4A1
5.500%	03/25/20	294	304,406
ML-CFC Commercial Mortgage Trust,
Series 2007-9, Class A4
5.700%	09/12/49	650	702,957
Morgan Stanley Capital I Trust,
Series 2005-HQ7, Class AM
5.201%(c)	11/14/42	120	123,254
Series 2006-HQ10, Class AM
5.360%	11/12/41	1,000	1,064,046
Series 2006-IQ12, Class AM
5.370%	12/15/43	685	731,014
Series 2006-IQ12, Class AMFX
5.370%	12/15/43	1,455	1,549,315
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 4A
2.567%(c)	07/25/34	1,047	1,001,848
Morgan Stanley Reremic Trust,
Series 2012-IO, Class AXA, 144A
1.000%	04/27/19	354	353,342
Series 2012-XA, Class B, 144A
0.250%	07/27/49	900	791,095
NorthStar Mortgage Trust,
Series 2012-1, Class A, 144A
1.370%(c)	08/25/29	33	33,193
NorthStar Real Estate CD0 Ltd. (Cayman Islands),
Series 2013-1A, Class A, 144A
2.020%(c)	08/25/29	1,135	1,147,911
UBS Commercial Mortgage Trust,
Series 2012-C1, Class D, 144A
5.543%(c)	05/10/45	1,100	1,149,926
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30	505	505,507
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3
5.765%(c)	07/15/45	420	439,921
WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-S5, Class 2A
5.000%	06/25/18	386	396,587
Series 2005-AR7, Class A3
2.362%(c)	08/25/35	500	491,253
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-W, Class A1
2.616%(c)	11/25/34	901	911,807
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.182%(c)	03/15/45	765	729,445

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $33,623,721)			33,465,088

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS — 4.7%
Austria
IMMOFINANZ AG,
Sr. Unsec’d. Notes
1.500%	09/11/19	EUR	600	$744,836

Belgium — 0.1%
GBL Verwaltung SA,
Gtd. Notes
1.250%	02/07/17	EUR	900	1,261,117
Sagerpar SA,
Gtd. Notes
0.375%	10/09/18	EUR	400	520,081

				1,781,198

Canada
Teine Energy Ltd.,
Sr. Unsec’d. Notes, 144A
6.875%	09/30/22		120	92,400

China — 0.2%
Billion Express Investments Ltd.,
Gtd. Notes
0.750%	10/18/15		1,200	1,198,500
Ctrip.com International Ltd.,
Sr. Unsec’d. Notes
1.250%	10/15/18		704	686,400
ENN Energy Holdings Ltd.,
Sr. Unsec’d. Notes
3.371%(s)	02/26/18		750	817,687
Hengan International Group Co. Ltd.,
Sr. Unsec’d. Notes
1.787%(s)	06/27/18	HKD	8,000	1,054,851
Qihoo 360 Technology Co. Ltd.,
Sr. Unsec’d. Notes, 144A
0.500%	08/15/20		400	347,500
1.750%	08/15/21		200	165,500
2.500%	09/15/18		400	385,500
Semiconductor Manufacturing International Corp.,
Sr. Unsec’d. Notes, RegS
2.486%(s)	11/07/18		600	640,500
SINA Corp.,
Sr. Unsec’d. Notes
1.000%	12/01/18		608	560,500
Soufun Holdings Ltd.,
Sr. Unsec’d. Notes
2.000%	12/15/18		166	145,665
Tong Jie Ltd.,
Gtd. Notes
0.497%(s)	02/18/18	HKD	2,000	258,555
Vipshop Holdings Ltd.,
Sr. Unsec’d. Notes
1.500%	03/15/19		432	514,080

				6,775,238

Czech Republic
CEZ MH BV,
Gtd. Notes
1.512%(s)	08/04/17	EUR	200	236,541

Finland — 0.1%
Nokia OYJ,
Sr. Unsec’d. Notes, RegS

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Finland (continued)
5.000%	10/26/17	EUR	500	$1,642,224
Solidium Oy,
Sr. Unsec’d. Notes
0.500%	09/29/15	EUR	1,100	1,333,055
0.674%(s)	09/04/18	EUR	700	876,683

				3,851,962

France — 0.4%
Air France-KLM,
Gtd. Notes
2.030%	02/15/23	EUR	61	840,673
Alcatel-Lucent,
Sr. Unsec’d. Notes
0.125%	01/30/20	EUR	164	810,902
4.250%	07/01/18	EUR	126	445,323
AXA SA,
Sub. Notes
3.750%	01/01/17	EUR	513	1,745,417
Cap Gemini SA,
Sr. Unsec’d. Notes
6.939%(s)	01/01/19	EUR	789	777,810
Cie Generale des Etablissements Michelin,
Sr. Unsec’d. Notes
14.108%(s)	01/01/17	EUR	244	404,662
Credit Agricole SA,
Sr. Unsec’d. Notes
14.943%(s)	12/06/16	EUR	622	562,006
Fonciere Des Regions,
Sr. Unsec’d. Notes
0.875%	04/01/19	EUR	660	727,518
3.340%(s)	01/01/17	EUR	270	308,948
Gecina SA,
Sr. Unsec’d. Notes
2.125%	01/01/16	EUR	124	205,279
Misarte,
Gtd. Notes
3.250%	01/01/16	EUR	194	413,257
Neopost SA,
Sr. Unsec’d. Notes
3.750%	02/01/15	EUR	206	213,082
Peugeot SA,
Sr. Unsec’d. Notes
4.450%	01/01/16	EUR	11	348,904
Rallye SA,
Sr. Unsec’d. Notes
1.000%	10/02/20	EUR	301	391,841
Suez Environnement Co.,
Sr. Unsec’d. Notes
1.899%(s)	02/27/20	EUR	23	490,344
Technip SA,
Sr. Unsec’d. Notes
0.250%	01/01/17	EUR	520	597,433
Unibail-Rodamco SE,
Sr. Unsec’d. Notes, REIT
0.750%	01/01/18	EUR	414	1,313,205
13.975%(s)	07/01/21	EUR	125	438,986

				11,035,590

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Germany — 0.4%
Deutsche Post AG,
Sr. Unsec’d. Notes
0.600%	12/06/19	EUR	800	$1,339,964
Deutsche Wohnen AG,
Sr. Unsec’d. Notes
0.500%	11/22/20	EUR	1,000	1,439,213
Fresenius SE & Co. KGaA,
Gtd. Notes
0.745%(s)	09/24/19	EUR	600	819,037
LEG Immobilien AG,
Sr. Unsec’d. Notes
0.500%	07/01/21	EUR	600	870,367
RAG-Stiftung,
Sr. Unsec’d. Notes
0.340%(s)	12/31/18	EUR	700	848,308
Siemens Financieringsmaatschappij NV,
Gtd. Notes, RegS
1.050%	08/16/17		2,750	3,025,000
TUI AG,
Sr. Unsec’d. Notes, RegS
2.750%	03/24/16	EUR	8	738,976
Volkswagen International Finance NV,
Gtd. Notes, 144A
5.500%	11/09/15	EUR	2,500	3,345,797

				12,426,662

Hong Kong — 0.1%
China Overseas Finance Investment Cayman IV Ltd.,
Gtd. Notes
3.354%(s)	02/04/21		600	647,250
HKEx International Ltd.,
Gtd. Notes
0.500%	10/23/17		1,000	1,185,000
Newford Capital Ltd.,
Gtd. Notes
9.713%(s)	05/12/16		200	214,000

				2,046,250

Hungary
Magyar Nemzeti Vagyonkezelo Zrt,
Gov’t. Gtd. Notes
3.375%	04/02/19	EUR	800	977,723

India
Vedanta Resources Jersey Ltd.,
Gtd. Notes
5.500%	07/13/16		1,000	967,500

Israel
Teva Pharmaceutical Finance Co. LLC,
Gtd. Notes
0.250%	02/01/26		281	383,916

Italy — 0.1%
Eni SpA,
Sr. Unsec’d. Notes
0.250%	11/30/15	EUR	700	843,903
0.625%	01/18/16	EUR	1,400	1,790,298
Schematrentaquattro SpA,
Gtd. Notes
0.250%	11/29/16	EUR	300	369,187

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Italy (continued)
Telecom Italia Finance SA,
Gtd. Notes, RegS
6.125%	11/15/16	EUR	900	$1,276,364

				4,279,752

Japan — 0.3%
ABC-Mart, Inc.,
Sr. Unsec’d. Notes
7.447%(s)	02/05/18	JPY	40,000	435,382
Asics Corp.,
Sr. Unsec’d. Notes
3.140%(s)	03/01/19	JPY	80,000	808,148
Daifuku Co. Ltd.,
Sr. Unsec’d. Notes
3.977%(s)	10/02/17	JPY	20,000	191,184
Kawasaki Kisen Kaisha Ltd.,
Sr. Unsec’d. Notes
1.422%(s)	09/26/18	JPY	60,000	587,953
Nagoya Railroad Co. Ltd.,
Sr. Unsec’d. Notes
3.104%(s)	10/03/23	JPY	40,000	405,410
NH Foods Ltd.,
Sr. Unsec’d. Notes
3.931%(s)	09/26/18	JPY	60,000	627,400
Nidec Corp.,
Sr. Unsec’d. Notes
9.817%(s)	09/18/15	JPY	85,000	1,048,307
Resorttrust, Inc.,
Sr. Unsec’d. Notes
7.367%(s)	07/27/18	JPY	35,000	378,402
Sekisui House Ltd.,
Sr. Unsec’d. Notes
12.465%(s)	07/05/16	JPY	20,000	265,904
Shizuoka Bank Ltd. (The),
Sr. Unsec’d. Notes
0.389%(s)	04/25/18	JPY	400	383,500
Takashimaya Co. Ltd.,
Sr. Unsec’d. Notes
0.776%(s)	12/11/20	JPY	100,000	879,320
Toppan Printing Co. Ltd.,
Sr. Unsec’d. Notes
0.230%(s)	12/19/19	JPY	60,000	504,675
Toray Industries, Inc.,
Sr. Unsec’d. Notes
1.040%(s)	08/31/21	JPY	40,000	421,773
1.787%(s)	08/30/19	JPY	60,000	604,233
Yamada Denki Co. Ltd.,
Sr. Unsec’d. Notes
0.771%(s)	06/28/19	JPY	130,000	1,112,456
Yamato Holdings Co. Ltd.,
Sr. Unsec’d. Notes
6.604%(s)	03/07/16	JPY	60,000	650,943

				9,304,990

Malaysia — 0.1%
Cahaya Capital Ltd.,
Unsec’d. Notes
0.394%(s)	09/18/21		800	811,544

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Malaysia (continued)
Indah Capital Ltd.,
Sr. Unsec’d. Notes, RegS
1.566%(s)	10/24/18	SGD	750	$595,204
YTL Corp. Finance Labuan Ltd.,
Gtd. Notes
1.875%	03/18/15		600	603,000

				2,009,748

Mexico — 0.1%
Cemex SAB de CV,
Sub. Notes
3.250%	03/15/16		600	696,375
3.750%	03/15/18		200	241,125
4.875%	03/15/15		500	513,437

				1,450,937

Netherlands
NXP Semiconductor NV,
Sr. Unsec’d. Notes, 144A
1.000%	12/01/19		1,000	1,024,375

Norway
Marine Harvest ASA,
Sr. Unsec’d. Notes
0.875%	05/06/19	EUR	500	725,124
2.375%	05/08/18	EUR	300	494,319

				1,219,443

Portugal
Parpublica - Participacoes Publicas SGPS SA,
Sr. Unsec’d. Notes
5.250%	09/28/17	EUR	650	846,704

Russia
Lukoil International Finance BV,
Gtd. Notes
2.625%	06/16/15		700	664,300
Yandex NV,
Sr. Unsec’d. Notes, 144A
1.125%	12/15/18		505	417,888

				1,082,188

Singapore — 0.1%
CapitaLand Ltd.,
Sr. Unsec’d. Notes, RegS
1.950%	10/17/23	SGD	1,500	1,145,680
Golden Agri-Resources Ltd.,
Sr. Unsec’d. Notes, RegS
2.500%	10/04/17		200	192,750
Keppel Land Ltd.,
Sr. Unsec’d. Notes
1.875%	11/29/15	SGD	400	301,212

				1,639,642

South Africa — 0.1%
Shoprite Investments Ltd.,
Gtd. Notes
6.500%	04/03/17	ZAR	1	533,025
Steinhoff Finance Holdings GmbH,
Gtd. Notes
4.000%	01/30/21	EUR	500	775,947

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
South Africa (continued)
4.500%	03/31/18	EUR	550	$928,746
5.000%	05/22/16	EUR	200	379,049

				2,616,767

Spain — 0.1%
Acciona SA,
Sr. Unsec’d. Notes
3.000%	01/30/19	EUR	300	389,843
ACS Actividades Finance 2 BV,
Sr. Sec’d. Notes
1.625%	03/27/19	EUR	300	379,315
CaixaBank SA,
Sr. Unsec’d. Notes
4.500%	11/22/16	EUR	300	314,463
Criteria CaixaHolding SA,
Sr. Unsec’d. Notes
1.000%	11/25/17	EUR	400	551,058
OHL Investments SA,
Sec’d. Notes
4.000%	04/25/18	EUR	300	341,689
Telefonica SA,
Sr. Unsec’d. Notes
6.000%	07/24/17	EUR	900	1,118,452

				3,094,820

Sweden
Industrivarden AB,
Sr. Unsec’d. Notes
1.998%(s)	05/15/19	SEK	5,000	702,773
Sr. Unsec’d. Notes, RegS
1.875%	02/27/17	EUR	250	317,639

				1,020,412

Switzerland — 0.1%
STMicroelectronics NV,
Sr. Unsec’d. Notes
0.261%(s)	07/03/19		200	191,660
1.000%	07/03/21		1,200	1,181,400
Swiss Life Holding AG,
Sr. Unsec’d. Notes
2.010%(s)	12/02/20	CHF	475	560,234

				1,933,294

Taiwan — 0.1%
Advanced Semiconductor Engineering, Inc.,
Sr. Unsec’d. Notes
2.952%(s)	09/05/18		600	723,750
Pegatron Corp.,
Sr. Unsec’d. Notes
10.815%(s)	02/06/17		400	705,100

				1,428,850

United Arab Emirates — 0.1%
Aabar Investments PJSC,
Sr. Unsec’d. Notes, RegS
4.000%	05/27/16	EUR	1,200	1,730,860

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
United Arab Emirates (continued)
National Bank of Abu Dhabi PJSC,
Sr. Unsec’d. Notes
1.000%	03/12/18			800	$850,000

					2,580,860

United Kingdom — 0.1%
Balfour Beatty Finance No. 2 Ltd.,
Gtd. Notes
1.875%	12/03/18		GBP	100	148,691
British Land Jersey Ltd.,
Gtd. Notes
1.500%	09/10/17		GBP	300	548,613
Fiat Chrysler Automobiles NV,
Sub. Notes
7.875%	12/15/16			9	984,400
International Consolidated Airlines Group SA,
Sr. Unsec’d. Notes
1.750%	05/31/18		EUR	300	551,421
INTU Jersey Ltd.,
Gtd. Notes
2.500%	10/04/18		GBP	200	338,373
Subsea 7 SA,
Sr. Unsec’d. Notes
1.000%	10/05/17			1,000	909,500
TUI Travel PLC,
Sr. Unsec’d. Notes
4.900%	04/27/17		GBP	100	197,943

					3,678,941

United States — 2.1%
Annaly Capital Management, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/15			348	349,740
Anthem, Inc.,
Sr. Unsec’d. Notes
2.750%	10/15/42			1,123	1,932,964
Ares Capital Corp.,
Sr. Unsec’d. Notes
4.375%	01/15/19			300	300,750
4.750%	01/15/18			621	636,525
BioMarin Pharmaceutical, Inc.,
Sr. Sub. Notes
0.750%	10/15/18			523	614,852
CenterPoint Energy, Inc.,
Sub. Notes
(3.943% until 12/15/15)
4.184%(t)	09/15/29			1,197	797,501
Chesapeake Energy Corp.,
Gtd. Notes
2.500%	05/15/37			1,132	1,099,455
Citrix Systems, Inc.,
Sr. Unsec’d. Notes, 144A
0.500%	04/15/19	(a)		1,718	1,809,269
Cobalt International Energy, Inc.,
Sr. Unsec’d. Notes
2.625%	12/01/19			639	385,796
3.125%	05/15/24	(a)		552	370,875
Electronic Arts, Inc.,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
United States (continued)
0.750%	07/15/16		496	$747,100
Encore Capital Group, Inc.,
Gtd. Notes
3.000%	07/01/20		409	462,681
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.625%	05/01/16		5	2,153,125
Hologic, Inc.,
Sr. Unsec’d. Notes
(2.000% until 12/15/16)
—%(t)	12/15/37		459	572,316
(2.000% until 03/01/18)
—%(t)	03/01/42		512	570,240
Host Hotels & Resorts LP,
Gtd. Notes, 144A
2.500%	10/15/29		142	262,256
IAS Operating Partnership LP,
Sr. Unsec’d. Notes, 144A
5.000%	03/15/18		183	173,621
Iconix Brand Group, Inc.,
Sr. Sub. Notes
1.500%	03/15/18		486	574,999
Illumina, Inc.,
Sr. Unsec’d. Notes, 144A
0.500%	06/15/21	(a)	235	267,019
0.913%(s)	06/15/19	(a)	1,188	1,306,800
Intel Corp.,
Jr. Sub. Notes
3.250%	08/01/39		1,140	1,982,175
3.482%	12/15/35	(a)	1,748	2,296,435
Isis Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes, 144A
1.000%	11/15/21		377	422,947
Jarden Corp.,
Gtd. Notes, 144A
1.125%	03/15/34		898	1,006,321
Jazz Investments I Ltd.,
Gtd. Notes, 144A
1.875%	08/15/21	(a)	800	905,000
JDS Uniphase Corp.,
Sr. Unsec’d. Notes
0.625%	08/15/33	(a)	550	580,937
Lam Research Corp.,
Sr. Unsec’d. Notes
0.500%	05/15/16		1,631	2,140,687
Lennar Corp.,
Gtd. Notes, 144A
3.250%	11/15/21		414	803,160
Liberty Interactive LLC,
Sr. Unsec’d. Notes
0.750%	03/30/43		1,116	1,586,115
Liberty Media Corp.,
Sr. Unsec’d. Notes
1.375%	10/15/23	(a)	661	651,911
MGIC Investment Corp.,
Sr. Unsec’d. Notes
2.000%	04/01/20		400	585,250
MGM Resorts International,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
United States (continued)
4.250%	04/15/15		650	$767,000
Microchip Technology, Inc.,
Jr. Sub. Notes
2.125%	12/15/37		513	915,064
Micron Technology, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/43		1,561	2,053,691
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes
1.125%	01/15/20		512	711,680
Mylan, Inc.,
Gtd. Notes
3.750%	09/15/15		4	1,840,594
Navistar International Corp.,
Sr. Sub. Notes, 144A
4.750%	04/15/19		375	358,594
Novellus Systems, Inc.,
Gtd. Notes
2.625%	05/15/41		305	699,213
Nuance Communications, Inc.,
Sr. Unsec’d. Notes
2.750%	11/01/31		360	358,875
NuVasive, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/17		463	588,589
NVIDIA Corp.,
Sr. Unsec’d. Notes
1.000%	12/01/18		630	724,106
Old Republic International Corp.,
Sr. Unsec’d. Notes
3.750%	03/15/18		313	362,689
Omnicare, Inc.,
Gtd. Notes
3.500%	02/15/44		570	681,150
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes, 144A
0.495%(s)	07/01/19		354	447,146
Peabody Energy Corp.,
Jr. Sub. Notes
4.750%	12/15/66		419	219,975
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
0.350%	06/15/20	(a)	1,515	1,689,225
1.000%	03/15/18		479	636,471
ProLogis LP,
Gtd. Notes, REIT
3.250%	03/15/15	(a)	846	940,117
Prospect Capital Corp.,
Sr. Unsec’d. Notes
5.750%	03/15/18		721	711,086
5.875%	01/15/19		461	455,814
QIAGEN NV,
Sr. Unsec’d. Notes
0.375%	03/19/19		800	840,320
Red Hat, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	10/01/19	(a)	1,297	1,530,460
Redwood Trust, Inc.,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
United States (continued)
4.625%	04/15/18		232	$228,230
RTI International Metals, Inc.,
Gtd. Notes
1.625%	10/15/19		317	308,084
salesforce.com, inc.,
Sr. Unsec’d. Notes
0.250%	04/01/18	(a)	1,302	1,483,466
Salix Pharmaceuticals Ltd.,
Sr. Unsec’d. Notes
1.500%	03/15/19		492	896,977
SanDisk Corp.,
Sr. Unsec’d. Notes
0.500%	10/15/20	(a)	3,349	4,022,986
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.350%(s)	11/01/18		658	748,475
SolarCity Corp.,
Sr. Unsec’d. Notes, 144A
1.625%	11/01/19		386	348,847
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
4.000%	01/15/19		675	744,609
4.550%	03/01/18		516	548,250
SunEdison, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	01/15/20		887	859,281
2.000%	10/01/18		551	808,593
SunPower Corp.,
Sr. Unsec’d. Notes, 144A
0.875%	06/01/21		547	492,300
Tesla Motors, Inc.,
Sr. Unsec’d. Notes
0.250%	03/01/19		1,346	1,244,209
1.250%	03/01/21		355	320,632
1.500%	06/01/18		293	544,247
Trinity Industries, Inc.,
Sub. Notes
3.875%	06/01/36		340	446,675
Twitter, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	09/15/19		743	645,481
1.000%	09/15/21		746	649,953
VeriSign, Inc.,
Jr. Sub. Notes
4.086%	08/15/37		738	1,264,286
Yahoo!, Inc.,
Sr. Unsec’d. Notes
0.662%(s)	12/01/18		2,990	3,407,404

				65,893,666

TOTAL CONVERTIBLE BONDS (cost $144,321,787)				146,425,205

CORPORATE BONDS — 13.3%
Australia — 0.1%
BHP Billiton Finance USA Ltd.,
Gtd. Notes
2.050%	09/30/18	(a)	96	96,356
5.000%	09/30/43	(a)	399	452,275

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Australia (continued)
6.420%	03/01/26		75	$93,703
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC,
Gtd. Notes, 144A
7.125%	05/01/18		36	37,260
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
6.875%	04/01/22	(a)	174	144,855
8.250%	11/01/19	(a)	795	723,450
Macquarie Bank Ltd.,
Sr. Unsec’d. Notes, 144A
2.000%	08/15/16		225	227,740
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
6.000%	01/14/20		300	339,802
6.250%	01/14/21		300	343,327
Nufarm Australia Ltd.,
Gtd. Notes, 144A
6.375%	10/15/19		57	57,427
Westpac Banking Corp.,
Covered Bonds, 144A
1.375%	05/30/19		400	394,652

				2,910,847

Bahamas
Ultrapetrol Bahamas Ltd.,
Sr. Sec’d. Notes
8.875%	06/15/21		165	174,075

Belgium — 0.1%
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
2.625%	01/17/23		300	291,210
4.625%	02/01/44	(a)	120	130,521
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
2.500%	07/15/22		801	778,477
5.375%	01/15/20		145	164,232
7.750%	01/15/19		180	218,023

				1,582,463

Brazil — 0.1%
Caixa Economica Federal,
Sr. Unsec’d. Notes, RegS
3.500%	11/07/22		580	498,800
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes, 144A
7.250%	06/01/21		357	367,710
8.250%	02/01/20	(a)	65	68,413
Sr. Unsec’d. Notes, 144A
5.875%	07/15/24	(a)	110	108,075
Petrobras Global Finance BV,
Gtd. Notes
4.375%	05/20/23	(a)	95	81,708
Petrobras International Finance Co. SA,
Gtd. Notes
7.875%	03/15/19		220	231,521

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Brazil (continued)
Vale Overseas Ltd.,
Gtd. Notes
4.375%	01/11/22	(a)	455	$436,122

				1,792,349

Canada — 0.4%
1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A
6.000%	04/01/22	(a)	100	102,500
Air Canada 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.125%	11/15/26		74	75,023
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
1.400%	09/11/17	(a)	58	57,938
1.450%	04/09/18	(a)	579	571,859
2.375%	01/25/19	(a)	365	368,508
2.550%	11/06/22		340	333,491
Bank of Nova Scotia (The),
Sr. Unsec’d. Notes
1.375%	12/18/17		350	347,766
2.800%	07/21/21		465	465,194
Barrick Gold Corp.,
Sr. Unsec’d. Notes
5.250%	04/01/42		20	18,487
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21		295	297,877
5.700%	05/30/41		260	255,266
Baytex Energy Corp.,
Gtd. Notes, 144A
5.125%	06/01/21		22	18,700
5.625%	06/01/24		22	18,700
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	04/15/19		49	49,184
6.125%	01/15/23	(a)	63	64,260
7.750%	03/15/20	(a)	200	217,000
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.,
Gtd. Notes, 144A
6.125%	07/01/22	(a)	99	102,960
Canadian Imperial Bank of Commerce,
Sr. Unsec’d. Notes
0.900%	10/01/15		69	69,203
1.550%	01/23/18		125	124,385
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
6.250%	03/15/38		150	166,829
Canadian Oil Sands Ltd.,
Gtd. Notes, 144A
6.000%	04/01/42		89	80,359
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes
7.125%	10/15/31		285	391,963
Cascades, Inc.,
Gtd. Notes
7.875%	01/15/20		35	36,400
Sr. Unsec’d. Notes, 144A
5.500%	07/15/22		77	76,615

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
CDP Financial, Inc.,
Gtd. Notes, 144A
4.400%	11/25/19		525	$578,091
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/22		280	262,065
4.450%	09/15/42	(a)	40	34,592
Enbridge, Inc.,
Sr. Unsec’d. Notes
4.000%	10/01/23		300	292,978
First Quantum Minerals Ltd.,
Gtd. Notes, 144A
6.750%	02/15/20		170	153,850
7.000%	02/15/21	(a)	122	109,800
Garda World Security Corp.,
Gtd. Notes, 144A
7.250%	11/15/21	(a)	130	128,700
HudBay Minerals, Inc.,
Gtd. Notes
9.500%	10/01/20		51	49,470
Hydro-Quebec,
Gov’t. Gtd. Notes
8.400%	01/15/22		150	201,816
9.400%	02/01/21		50	68,153
Jupiter Resources, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	10/01/22		100	75,250
KGHM International Ltd.,
Gtd. Notes, 144A
7.750%	06/15/19		35	36,050
Lundin Mining Corp.,
Sr. Sec’d. Notes, 144A
7.500%	11/01/20	(a)	60	59,400
7.875%	11/01/22		50	50,000
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	11/15/20		58	58,290
MEG Energy Corp.,
Gtd. Notes, 144A
6.375%	01/30/23		475	423,937
7.000%	03/31/24	(a)	75	67,875
New Gold, Inc.,
Gtd. Notes, 144A
7.000%	04/15/20		40	40,060
Sr. Unsec’d. Notes, 144A
6.250%	11/15/22	(a)	80	78,400
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25	(a)	51	50,617
5.250%	08/01/23		30	30,300
Potash Corp. of Saskatchewan, Inc.,
Sr. Unsec’d. Notes
3.250%	12/01/17		225	234,699
Precision Drilling Corp.,
Gtd. Notes
6.500%	12/15/21		155	131,363
Gtd. Notes, 144A
5.250%	11/15/24		85	69,700

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
Quebecor Media, Inc.,
Sr. Unsec’d. Notes
5.750%	01/15/23		440	$449,900
Rogers Communications, Inc.,
Gtd. Notes
4.100%	10/01/23	(a)	160	168,102
5.450%	10/01/43		95	109,035
8.750%	05/01/32		240	347,165
Royal Bank of Canada,
Covered Bonds
2.000%	10/01/18		477	481,393
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
5.950%	12/01/34		150	175,225
6.100%	06/01/18	(a)	1,215	1,362,876
6.500%	06/15/38		75	92,269
Talisman Energy, Inc.,
Sr. Unsec’d. Notes
5.850%	02/01/37		150	145,555
6.250%	02/01/38		155	157,358
Taseko Mines Ltd.,
Gtd. Notes
7.750%	04/15/19		75	67,500
Teck Resources Ltd.,
Gtd. Notes
3.750%	02/01/23		325	291,295
4.500%	01/15/21		150	146,718
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
1.400%	04/30/18	(a)	669	664,809
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
0.750%	01/15/16		150	149,581
3.750%	10/16/23		535	535,619
7.125%	01/15/19		100	116,215
7.250%	08/15/38		125	167,203
Trinidad Drilling Ltd.,
Gtd. Notes, 144A
7.875%	01/15/19		175	162,750
Videotron Ltd.,
Gtd. Notes
5.000%	07/15/22		13	13,227
Gtd. Notes, 144A
5.375%	06/15/24		71	72,420

				13,472,138

Chile
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes, 144A
4.875%	11/04/44		250	253,916
VTR Finance BV,
Sr. Sec’d. Notes, 144A
6.875%	01/15/24	(a)	200	204,000

				457,916

China — 0.1%
CNOOC Finance 2013 Ltd.,
Gtd. Notes
1.125%	05/09/16		200	199,291

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
China (continued)
3.000%	05/09/23			254	$240,387
Kaisa Group Holdings Ltd.,
Gtd. Notes
9.000%	06/06/19			290	182,862
Sinopec Group Overseas Development 2013 Ltd.,
Gtd. Notes, 144A
4.375%	10/17/23			249	260,656
Gtd. Notes, RegS
5.375%	10/17/43	(a)		300	350,608
State Grid Overseas Investment 2013 Ltd.,
Gtd. Notes, 144A
1.750%	05/22/18			200	196,148

					1,429,952

Colombia
Banco GNB Sudameris SA,
Sr. Unsec’d. Notes, 144A
3.875%	05/02/18			200	193,500
Ecopetrol SA,
Sr. Unsec’d. Notes
7.375%	09/18/43			200	216,000

					409,500

Croatia
Hrvatska Elektroprivreda,
Sr. Unsec’d. Notes, 144A
6.000%	11/09/17			400	417,200

Finland
Nokia OYJ,
Sr. Unsec’d. Notes
5.375%	05/15/19			57	60,990

France — 0.2%
Alcatel-Lucent USA, Inc.,
Gtd. Notes, 144A
6.750%	11/15/20	(a)		400	422,200
Sr. Unsec’d. Notes
6.450%	03/15/29			71	67,805
Banque Federative du Credit Mutuel SA,
Sr. Unsec’d. Notes, 144A
1.700%	01/20/17			275	275,599
2.750%	01/22/19	(a)		655	665,349
BNP Paribas SA,
Sr. Unsec’d. Notes
0.250%	09/27/16		EUR	700	930,640
BPCE SA,
Gtd. Notes
4.000%	04/15/24	(a)		500	522,583
Sub. Notes, 144A
5.700%	10/22/23			200	214,753
Credit Agricole SA,
Sr. Unsec’d. Notes, 144A
3.875%	04/15/24			300	309,964
Sub. Notes, 144A
8.125%(c)	09/19/33			415	463,005
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44			295	327,403
Sub. Notes, 144A
5.250%(c)	01/29/49	(a)		410	420,250

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
France (continued)
Numericable-SFR,
Sr. Sec’d. Notes, 144A
6.000%	05/15/22			600	$603,300
6.250%	05/15/24			400	403,000
Orange SA,
Sr. Unsec’d. Notes
9.000%	03/01/31			120	183,046
Total Capital Canada Ltd.,
Gtd. Notes
0.633%(c)	01/15/16			36	36,063
2.750%	07/15/23			270	261,904
Total Capital International SA,
Gtd. Notes
2.875%	02/17/22			200	197,977
3.700%	01/15/24			120	124,252
Total Capital SA,
Gtd. Notes
4.125%	01/28/21			150	161,494

					6,590,587

Georgia
Georgian Railway JSC,
Sr. Unsec’d. Notes, RegS
7.750%	07/11/22			200	208,900

Germany — 0.1%
Daimler Finance North America LLC,
Gtd. Notes
8.500%	01/18/31			170	260,014
Gtd. Notes, 144A
1.875%	01/11/18			335	336,164
2.250%	07/31/19			150	149,539
2.250%	09/03/19			620	617,912
2.950%	01/11/17	(a)		150	154,719
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
2.250%	03/06/17			250	253,949
Fresenius Medical Care AG & Co. KGaA,
Gtd. Notes
1.125%	01/31/20		EUR	600	793,190
Fresenius Medical Care US Finance II, Inc.,
Gtd. Notes, 144A
4.125%	10/15/20			35	35,175
4.750%	10/15/24			25	25,250
5.875%	01/31/22			75	81,375
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes, 144A
5.750%	02/15/21			135	143,944
Schaeffler Finance BV,
Sr. Sec’d. Notes, 144A
4.250%	05/15/21			250	243,750
Siemens Financieringsmaatschappij NV,
Gtd. Notes, 144A
5.750%	10/17/16			180	194,613
6.125%	08/17/26			160	198,514
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
Sr. Sec’d. Notes, 144A
5.500%	01/15/23			200	209,000

					3,697,108

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Hong Kong
Hutchison Whampoa International 12 II Ltd.,
Gtd. Notes, 144A
3.250%	11/08/22	200	$198,843

Hungary
Magyar Export-Import Bank Zrt,
Gov’t. Gtd. Notes, RegS
5.500%	02/12/18	200	212,251
MFB Magyar Fejlesztesi Bank Zrt,
Gov’t. Gtd. Notes, RegS
6.250%	10/21/20	200	221,000

			433,251

India
Export-Import Bank of India,
Sr. Unsec’d. Notes, RegS
4.000%	01/14/23	200	200,054

Indonesia — 0.1%
Pertamina Persero PT,
Sr. Unsec’d. Notes, RegS
4.875%	05/03/22	400	400,000
5.250%	05/23/21	300	309,000
6.000%	05/03/42	400	390,500
6.450%	05/30/44	550	574,200
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, RegS
5.250%	10/24/42	500	455,625

			2,129,325

Ireland
Ardagh Packaging Finance PLC,
Gtd. Notes, 144A
9.125%	10/15/20	900	958,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	11/15/20	35	35,647
XLIT Ltd.,
Gtd. Notes
6.375%	11/15/24	135	160,612

			1,154,759

Israel
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes
2.950%	12/18/22	295	287,347
3.650%	11/10/21	170	174,202
Teva Pharmaceutical Finance IV LLC,
Gtd. Notes
2.250%	03/18/20	165	162,076

			623,625

Italy — 0.1%
Enel SpA,
Sub. Notes, 144A
8.750%(c)	09/24/73	385	447,081
Intesa Sanpaolo SpA,
Gtd. Notes
5.250%	01/12/24	660	714,975

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Italy (continued)
Prysmian SpA,
Sr. Unsec’d. Notes
1.250%	03/08/18		EUR	200	$244,866

					1,406,922

Jamaica
Digicel Ltd.,
Sr. Unsec’d. Notes, RegS
6.000%	04/15/21			200	187,000

Japan — 0.1%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.600%	02/16/18			200	199,026
Sr. Unsec’d. Notes, MTN
2.250%	08/15/19			117	117,376
Bank of Tokyo-Mitsubishi UFJ Ltd. (The),
Sr. Unsec’d. Notes, 144A
2.700%	09/09/18			400	406,931
4.100%	09/09/23			200	215,359
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A
1.800%	03/15/18			267	265,432
SoftBank Corp.,
Gtd. Notes, 144A
4.500%	04/15/20	(a)		200	197,000
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.250%	10/05/17			86	85,743
4.250%	01/11/21			325	356,526

					1,843,393

Kazakhstan — 0.1%
Kazakhstan Temir Zholy Finance BV,
Gtd. Notes, RegS
6.950%	07/10/42			200	193,400
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes, RegS
4.400%	04/30/23			210	186,585
5.750%	04/30/43			600	504,000
6.375%	04/09/21			200	202,250
7.000%	05/05/20			350	363,737
9.125%	07/02/18			100	109,405
Unsec’d. Notes, 144A
6.000%	11/07/44			200	169,400

					1,728,777

Luxembourg — 0.2%
Altice SA,
Sr. Sec’d. Notes, 144A
7.750%	05/15/22			400	400,750
APERAM SA,
Sr. Unsec’d. Notes, 144A
7.750%	04/01/18			150	153,000
ArcelorMittal,
Sr. Unsec’d. Notes
5.000%	02/25/17	(a)		410	426,400
6.750%	02/25/22	(a)		635	677,863
7.500%	10/15/39			140	144,900

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Luxembourg (continued)
Bumble Bee Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17		206	$216,094
ConvaTec Healthcare E SA,
Gtd. Notes, 144A
10.500%	12/15/18		337	355,535
Intelsat Jackson Holdings SA,
Gtd. Notes
5.500%	08/01/23		25	24,847
6.625%	12/15/22	(a)	270	277,425
7.250%	10/15/20	(a)	1,650	1,742,813
7.500%	04/01/21		200	214,000
Intelsat Luxembourg SA,
Gtd. Notes
7.750%	06/01/21		575	576,437
8.125%	06/01/23	(a)	245	249,900

				5,459,964

Macau
Wynn Macau Ltd.,
Sr. Unsec’d. Notes, 144A
5.250%	10/15/21		200	188,000

Mexico — 0.3%
America Movil SAB de CV,
Gtd. Notes
5.000%	03/30/20	(a)	530	584,452
6.125%	03/30/40		100	118,321
Sr. Unsec’d. Notes
1.241%(c)	09/12/16		350	352,504
3.125%	07/16/22		715	705,448
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A
9.375%	10/12/22		200	223,000
Cemex SAB de CV,
Sr. Sec’d. Notes, 144A
5.700%	01/11/25	(a)	285	276,450
7.250%	01/15/21		200	209,500
Comision Federal de Electricidad,
Sr. Unsec’d. Notes, RegS
4.875%	01/15/24		200	209,000
5.750%	02/14/42		300	320,100
Metalsa SA de CV,
Gtd. Notes, 144A
4.900%	04/24/23		150	134,250
Mexichem SAB de CV,
Gtd. Notes, RegS
6.750%	09/19/42		200	207,500
Petroleos Mexicanos,
Gtd. Notes
2.277%(c)	07/18/18		30	30,330
3.500%	07/18/18		10	10,125
4.875%	01/24/22		1,000	1,047,410
4.875%	01/18/24		280	290,920
5.500%	01/21/21		900	974,250
6.000%	03/05/20	(a)	340	381,650
6.500%	06/02/41		1,470	1,686,825
6.625%	06/15/35		810	935,550

				8,697,585

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Morocco
OCP SA,
Sr. Unsec’d. Notes, 144A
6.875%	04/25/44		300	$321,780
Sr. Unsec’d. Notes, RegS
6.875%	04/25/44		200	214,520

				536,300

Netherlands — 0.2%
ABN AMRO Bank NV,
Sr. Unsec’d. Notes, 144A
2.500%	10/30/18		510	515,108
Basell Finance Co. BV,
Gtd. Notes, 144A
8.100%	03/15/27		88	117,926
Bluewater Holding BV,
Gtd. Notes, 144A
10.000%	12/10/19		300	264,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Gtd. Notes
3.875%	02/08/22		375	398,916
Heineken NV,
Sr. Unsec’d. Notes, 144A
1.400%	10/01/17	(a)	30	29,827
3.400%	04/01/22		300	308,456
ING Bank NV,
Sr. Unsec’d. Notes, 144A
1.375%	03/07/16		250	250,899
2.000%	09/25/15		200	201,562
Koninklijke Philips NV,
Sr. Unsec’d. Notes
3.750%	03/15/22		180	187,439
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	(a)	255	262,335
NXP BV/NXP Funding LLC,
Gtd. Notes, 144A
5.750%	02/15/21	(a)	500	525,000
Sensata Technologies BV,
Gtd. Notes, 144A
4.875%	10/15/23		42	41,790
5.625%	11/01/24		22	22,825
Shell International Finance BV,
Gtd. Notes
2.375%	08/21/22		150	145,911
3.400%	08/12/23		175	180,619
4.300%	09/22/19		150	164,619
4.550%	08/12/43	(a)	345	377,420
UPCB Finance III Ltd.,
Sr. Sec’d. Notes, 144A
6.625%	07/01/20	(a)	500	525,000
UPCB Finance V Ltd.,
Sr. Sec’d. Notes, 144A
7.250%	11/15/21		150	164,063

				4,683,715

Nigeria
Sea Trucks Group Ltd.,
Sr. Sec’d. Notes, 144A
9.000%	03/26/18		200	142,000

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Norway
Statoil ASA,
Gtd. Notes
1.150%	05/15/18			168	$164,767
2.450%	01/17/23			155	147,844
2.900%	11/08/20			46	47,054
6.700%	01/15/18			20	22,789
7.250%	09/23/27			160	218,676

					601,130

Peru
Cia Minera Milpo SAA,
Sr. Unsec’d. Notes, 144A
4.625%	03/28/23			200	195,000

Philippines
Power Sector Assets & Liabilities Management Corp.,
Gov’t. Gtd. Notes, RegS
7.390%	12/02/24			200	260,600

Portugal
EDP Finance BV,
Sr. Unsec’d. Notes, 144A
5.250%	01/14/21			250	263,065

Singapore
CapitaLand Ltd.,
Sr. Unsec’d. Notes, RegS
1.850%	06/19/20		SGD	1,250	893,396

South Africa
Eskom Holdings SOC Ltd.,
Sr. Unsec’d. Notes, RegS
5.750%	01/26/21			200	201,000
6.750%	08/06/23			300	311,250

					512,250

South Korea
Magnachip Semiconductor Corp.,
Sr. Unsec’d. Notes
6.625%	07/15/21			125	113,437
Samsung Electronics America, Inc.,
Gtd. Notes, 144A
1.750%	04/10/17			510	511,546

					624,983

Spain
Telefonica Emisiones SAU,
Gtd. Notes
3.192%	04/27/18			151	155,279
4.570%	04/27/23	(a)		150	160,597
5.134%	04/27/20			62	68,634
5.877%	07/15/19			40	45,523
6.421%	06/20/16			100	106,975

					537,008

Sri Lanka
Bank of Ceylon,
Sr. Unsec’d. Notes, 144A
6.875%	05/03/17			200	210,500

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Sri Lanka (continued)
National Savings Bank,
Sr. Unsec’d. Notes, RegS
8.875%	09/18/18	200	$222,500

			433,000

Sweden — 0.1%
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A
1.625%	05/15/18	300	297,147
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, 144A
1.750%	03/19/18	1,325	1,318,254
Stadshypotek AB,
Covered Bonds, 144A
1.875%	10/02/19	309	305,209
Swedbank AB,
Sr. Unsec’d. Notes, 144A
1.750%	03/12/18	530	528,821

			2,449,431

Switzerland — 0.1%
Credit Suisse Group AG,
Jr. Sub. Notes, 144A
6.250%(c)	12/29/49	390	375,083
7.500%(c)	12/11/49	300	312,000
Credit Suisse/New York,
Sr. Unsec’d. Notes
3.000%	10/29/21	350	348,366
5.300%	08/13/19	100	112,171
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24	250	254,310
Glencore Finance Canada Ltd.,
Gtd. Notes, 144A
4.250%	10/25/22	31	30,848
5.550%	10/25/42	350	353,168
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42	130	102,549
Swiss Re Capital I LP,
Gtd. Notes, 144A
6.854%(c)	05/29/49	188	196,930
UBS AG,
Sr. Unsec’d. Notes
5.750%	04/25/18	150	168,741
5.875%	12/20/17	200	223,318
Sr. Unsec’d. Notes, MTN
2.375%	08/14/19	900	899,947

			3,377,431

Taiwan
Epistar Corp.,
Sr. Unsec’d. Notes
4.105%(s)	08/07/18	300	336,825

United Arab Emirates
DP World Ltd.,
Sr. Unsec’d. Notes
1.750%	06/19/24	1,200	1,275,600

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Arab Emirates (continued)
Shelf Drilling Holdings Ltd.,
Sec’d. Notes, 144A
8.625%	11/01/18	(a)	60	$49,200

				1,324,800

United Kingdom — 0.5%
Abbey National Treasury Services PLC,
Gtd. Notes
2.350%	09/10/19		935	931,852
Afren PLC,
Sr. Sec’d. Notes, RegS
6.625%	12/09/20		200	112,000
Aon Corp.,
Gtd. Notes
3.500%	09/30/15		100	101,980
Barclays Bank PLC,
Sr. Unsec’d. Notes
2.750%	02/23/15		200	200,550
5.000%	09/22/16		200	213,119
Sub. Notes
7.625%	11/21/22		200	218,685
Sub. Notes, 144A
6.050%	12/04/17		740	813,935
BAT International Finance PLC,
Gtd. Notes, 144A
1.400%	06/05/15		50	50,090
3.250%	06/07/22		281	282,571
BP Capital Markets PLC,
Gtd. Notes
1.375%	11/06/17	(a)	106	104,845
2.750%	05/10/23		220	205,727
3.245%	05/06/22	(a)	1,150	1,130,495
3.814%	02/10/24		350	352,271
Gtd. Notes, MTN
2.241%	09/26/18		200	200,566
British Telecommunications PLC,
Sr. Unsec’d. Notes
1.625%	06/28/16		200	201,440
9.625%	12/15/30		50	78,503
CEVA Group PLC,
Sr. Sec’d. Notes, 144A
4.000%	05/01/18		150	130,500
GlaxoSmithKline Capital PLC,
Gtd. Notes
2.850%	05/08/22		1,180	1,180,064
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A
1.500%	05/15/18	(a)	330	326,402
3.500%	06/28/15		200	202,847
4.125%	08/12/20		705	763,147
4.750%	01/19/21		300	333,973
HSBC Holdings PLC,
Jr. Sub. Notes
5.625%(c)	12/29/49		285	285,997
6.375%(c)	12/29/49		500	505,000
Sr. Unsec’d. Notes
4.000%	03/30/22		250	266,074
4.875%	01/14/22		220	245,223

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
Ineos Finance PLC,
Sr. Sec’d. Notes, 144A
7.500%	05/01/20	(a)	850	$892,500
Lloyds Banking Group PLC,
Jr. Sub. Notes
7.500%(c)	04/30/49		330	335,775
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
3.508%	10/01/24		350	360,457
Rio Tinto Finance USA PLC,
Gtd. Notes
2.875%	08/21/22		445	427,851
3.500%	03/22/22		200	199,944
Royal Bank of Scotland Group PLC,
Sub. Notes
6.125%	12/15/22	(a)	700	761,884
Royal Bank of Scotland PLC (The),
Gtd. Notes
6.125%	01/11/21		97	114,303
SABMiller Holdings, Inc.,
Gtd. Notes, 144A
3.750%	01/15/22		200	208,742
Sky PLC,
Gtd. Notes, 144A
3.750%	09/16/24	(a)	350	352,143
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24	(a)	300	311,719
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, 144A
5.375%	04/15/21		550	567,875
Vodafone Group PLC,
Sr. Unsec’d. Notes
1.500%	02/19/18	(a)	100	98,207
2.500%	09/26/22		150	139,885
4.375%	02/19/43		360	350,851
6.150%	02/27/37		175	211,160
WPP Finance 2010,
Gtd. Notes
3.750%	09/19/24		205	205,757

				14,976,909

United States — 10.4%
21st Century Fox America, Inc.,
Gtd. Notes
5.400%	10/01/43		115	136,912
6.150%	02/15/41		345	439,064
6.900%	03/01/19		100	117,915
9.500%	07/15/24		200	276,888
21st Century Oncology, Inc.,
Sec’d. Notes
8.875%	01/15/17		350	353,500
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.200%	11/06/15		410	411,205
1.750%	11/06/17		1,254	1,256,725
Academy Ltd./Academy Finance Corp.,
Gtd. Notes, 144A
9.250%	08/01/19		150	157,500

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.125%	07/01/22		50	$49,250
6.125%	03/15/21		48	48,960
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	05/15/23		295	299,425
6.125%	07/15/22		425	451,563
ACCO Brands Corp.,
Gtd. Notes
6.750%	04/30/20		100	104,650
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	02/01/19		111	78,255
ACE INA Holdings, Inc.,
Gtd. Notes
2.700%	03/13/23		170	165,066
Actavis Funding SCS,
Gtd. Notes
3.850%	06/15/24	(a)	165	165,843
4.850%	06/15/44		260	263,831
Actavis, Inc.,
Gtd. Notes
3.250%	10/01/22		187	182,067
Activision Blizzard, Inc.,
Gtd. Notes, 144A
6.125%	09/15/23	(a)	50	53,875
ADT Corp. (The),
Sr. Unsec’d. Notes
3.500%	07/15/22	(a)	27	23,017
4.125%	06/15/23	(a)	501	453,405
6.250%	10/15/21	(a)	550	565,125
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	01/15/22		250	265,376
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
6.750%	03/01/19		66	62,040
7.000%	07/01/24		60	50,850
7.750%	08/01/20		28	25,760
AECOM Technology Corp.,
Gtd. Notes, 144A
5.750%	10/15/22		100	102,250
5.875%	10/15/24		105	107,363
AES Corp. (The),
Sr. Unsec’d. Notes
5.500%	03/15/24	(a)	184	186,723
8.000%	06/01/20		400	457,000
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24	(a)	500	508,221
4.750%	03/15/44		65	71,670
AGL Capital Corp.,
Gtd. Notes
3.500%	09/15/21		180	186,305
4.400%	06/01/43		83	87,461
5.250%	08/15/19		150	167,709
5.875%	03/15/41		100	125,417

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32		150	$206,539
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	01/15/19	(a)	665	673,313
Aircastle Ltd.,
Sr. Unsec’d. Notes
7.625%	04/15/20		485	537,137
AK Steel Corp.,
Sr. Sec’d. Notes
8.750%	12/01/18	(a)	70	73,500
Akamai Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
0.404%(s)	02/15/19	(a)	1,121	1,166,541
Alabama Power Co.,
Sr. Unsec’d. Notes
3.550%	12/01/23		92	96,976
3.850%	12/01/42		70	71,038
6.000%	03/01/39		95	125,209
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	10/15/22		259	265,475
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24		55	58,287
5.870%	02/23/22		125	138,264
6.150%	08/15/20		35	39,352
6.750%	07/15/18		65	73,017
6.750%	01/15/28		235	264,277
Aleris International, Inc.,
Gtd. Notes
7.625%	02/15/18		12	12,060
7.875%	11/01/20	(a)	60	59,700
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20		350	346,653
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
6.125%	08/15/23		367	375,448
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22		75	74,063
Alliant Techsystems, Inc.,
Gtd. Notes, 144A
5.250%	10/01/21		41	41,307
Allstate Corp. (The),
Sr. Unsec’d. Notes
3.150%	06/15/23		142	142,692
Ally Financial, Inc.,
Gtd. Notes
3.500%	01/27/19		640	632,320
4.750%	09/10/18		3	3,105
6.250%	12/01/17		277	299,160
7.500%	09/15/20		794	930,965
8.000%	03/15/20		192	226,560
8.000%	11/01/31		170	216,750

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22		1,220	$1,185,469
4.250%	08/09/42		180	172,496
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22	(a)	340	321,815
4.950%	12/05/44	(a)	100	103,301
AMC Entertainment, Inc.,
Gtd. Notes
5.875%	02/15/22		126	127,890
9.750%	12/01/20		450	489,375
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		190	193,065
American Airlines 2013-2 Class A Pass-Through Trust,
Equipment Trust
4.950%	07/15/24		479	512,692
American Axle & Manufacturing, Inc.,
Gtd. Notes
7.750%	11/15/19		250	280,000
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.000%	09/13/17		250	278,621
American Express Co.,
Sr. Unsec’d. Notes
1.550%	05/22/18		705	698,298
2.650%	12/02/22		603	591,411
American International Group, Inc.,
Sr. Unsec’d. Notes
3.375%	08/15/20		780	810,265
4.125%	02/15/24		165	175,644
4.500%	07/16/44		280	295,823
6.400%	12/15/20		555	661,821
American Tower Corp.,
Sr. Unsec’d. Notes
3.450%	09/15/21		475	466,991
3.500%	01/31/23		240	231,890
4.500%	01/15/18		305	323,906
American Tower Trust I,
Pass-Through Certificates, 144A
1.551%	03/15/43		225	222,336
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.850%	03/01/24		250	263,218
4.300%	12/01/42		47	47,793
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
7.000%	05/20/22		175	181,125
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/23		280	296,594
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/22		250	257,368
3.625%	05/22/24	(a)	260	264,275
5.650%	06/15/42		290	345,042
6.375%	06/01/37		200	251,731
6.400%	02/01/39		137	173,940

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
6.375%	10/01/22		250	$241,250
6.625%	06/01/21		170	168,300
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.000%	03/15/22		30	29,475
5.375%	09/15/24		15	14,587
Amsurg Corp.,
Gtd. Notes
5.625%	11/30/20		72	73,620
Gtd. Notes, 144A
5.625%	07/15/22		75	76,875
Anadarko Holding Co.,
Sr. Unsec’d. Notes
7.150%	05/15/28		350	432,400
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		185	180,604
4.500%	07/15/44	(a)	292	283,379
6.375%	09/15/17		685	761,584
8.700%	03/15/19		100	122,495
Anixter, Inc.,
Gtd. Notes
5.625%	05/01/19		100	105,500
Antero Resources Corp.,
Gtd. Notes, 144A
5.125%	12/01/22	(a)	43	40,527
Antero Resources Finance Corp.,
Gtd. Notes
5.375%	11/01/21		160	154,800
6.000%	12/01/20		147	146,633
Anthem, Inc.,
Sr. Unsec’d. Notes
2.300%	07/15/18		205	206,135
3.300%	01/15/23		140	139,864
4.625%	05/15/42		185	194,131
5.100%	01/15/44		310	348,362
Apache Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/21		100	101,092
4.750%	04/15/43	(a)	170	159,425
5.100%	09/01/40		145	142,032
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.700%	08/15/37		125	167,094
Apple, Inc.,
Sr. Unsec’d. Notes
0.482%(c)	05/03/18		214	214,144
2.400%	05/03/23	(a)	364	353,807
3.850%	05/04/43	(a)	650	650,470
Aramark Services, Inc.,
Gtd. Notes
5.750%	03/15/20		45	46,463
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.500%	04/01/42		75	79,438

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/18		26	$26,661
6.000%	04/01/20		150	168,439
7.500%	01/15/27		100	122,553
Artesyn Embedded Technologies, Inc.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/20		22	20,845
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/20		75	76,500
Ashland, Inc.,
Gtd. Notes
4.750%	08/15/22	(a)	705	705,000
Sr. Unsec’d. Notes
3.875%	04/15/18		35	35,350
Associates Corp. of North America,
Sr. Unsec’d. Notes
6.950%	11/01/18		97	113,295
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	02/15/22		530	520,025
3.875%	08/15/21		300	313,892
4.300%	12/15/42	(a)	1,380	1,311,983
4.350%	06/15/45		250	235,689
4.800%	06/15/44	(a)	250	254,739
5.500%	02/01/18		110	121,428
6.300%	01/15/38		75	90,745
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
Gtd. Notes
4.750%	11/15/21		100	95,000
5.875%	08/01/23		81	80,190
Atmos Energy Corp,
Sr. Unsec’d. Notes
8.500%	03/15/19		300	372,874
Audatex North America, Inc.,
Gtd. Notes, 144A
6.000%	06/15/21		390	401,700
6.125%	11/01/23	(a)	20	20,650
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
3.625%	10/01/20		355	369,232
Avaya, Inc.,
Sec’d. Notes, 144A
10.500%	03/01/21	(a)	114	97,470
Sr. Sec’d. Notes, 144A
7.000%	04/01/19	(a)	740	721,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23		325	331,500
9.750%	03/15/20		40	43,600
Gtd. Notes, 144A
5.125%	06/01/22		170	171,700
5.500%	04/01/23		40	40,800
Axiall Corp.,
Gtd. Notes
4.875%	05/15/23		100	94,375

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Ball Corp.,
Gtd. Notes
5.000%	03/15/22		50	$51,500
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.800%	08/15/22		315	313,949
3.350%	07/01/23		230	235,750
3.500%	11/15/21		110	115,518
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49	(a)	665	641,309
6.250%(c)	09/29/49		455	449,739
8.000%(c)	07/29/49		640	687,200
Sr. Unsec’d. Notes
1.500%	10/09/15		590	592,420
3.750%	07/12/16		1,150	1,191,123
5.625%	10/14/16		300	321,265
5.625%	07/01/20		150	170,789
5.750%	12/01/17		200	220,979
6.000%	09/01/17	(a)	130	143,345
7.625%	06/01/19	(a)	675	815,813
Sr. Unsec’d. Notes, MTN
2.000%	01/11/18		350	349,734
3.300%	01/11/23		609	609,047
3.625%	03/17/16		400	411,238
5.000%	05/13/21		350	390,549
5.000%	01/21/44	(a)	155	173,573
5.650%	05/01/18		250	277,743
Sub. Notes
5.420%	03/15/17		400	428,859
Sub. Notes, MTN
4.250%	10/22/26	(a)	715	713,395
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.500%(c)	12/29/49		219	201,891
Sr. Unsec’d. Notes
3.550%	09/23/21		150	156,819
5.450%	05/15/19		100	113,370
Sr. Unsec’d. Notes, MTN
2.100%	01/15/19		247	247,783
Basic Energy Services, Inc.,
Gtd. Notes
7.750%	10/15/22		105	78,750
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.850%	06/15/18		91	90,545
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	08/15/17		200	199,893
2.050%	06/19/18		83	83,547
3.200%	03/15/16		200	204,605
Beam Suntory, Inc.,
Sr. Unsec’d. Notes
3.250%	05/15/22		100	100,111
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
4.685%	12/15/44		175	188,468

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Belden, Inc.,
Gtd. Notes, 144A
5.250%	07/15/24		22	$21,120
5.500%	09/01/22		265	263,013
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
1.100%	05/15/17		400	395,917
3.750%	11/15/23		390	406,609
5.150%	11/15/43		55	62,234
6.125%	04/01/36		130	163,323
Sr. Unsec’d. Notes, 144A
4.500%	02/01/45		325	340,063
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.300%	05/15/43	(a)	195	206,725
5.750%	01/15/40		180	230,340
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.400%	01/31/22		178	185,338
3.750%	08/15/21		350	374,399
4.500%	02/11/43		345	377,296
Berry Plastics Corp.,
Sec’d. Notes
5.500%	05/15/22		55	55,825
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II,
Gtd. Notes, 144A
5.625%	12/15/16		65	63,700
6.000%	06/15/17		5	4,875
Big Heart Pet Brands,
Gtd. Notes
7.625%	02/15/19	(a)	390	383,175
BioMed Realty LP,
Gtd. Notes
2.625%	05/01/19		806	805,292
Biomet, Inc.,
Gtd. Notes
6.500%	08/01/20		758	811,060
6.500%	10/01/20		100	105,500
Blackboard, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	11/15/19		250	250,625
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		70	67,550
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19		75	76,875
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%	08/15/24		175	244,807
Boston Properties LP,
Sr. Unsec’d. Notes, REIT
3.125%	09/01/23		220	214,816
3.800%	02/01/24		50	51,383
3.850%	02/01/23	(a)	305	316,613
4.125%	05/15/21		150	159,663

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Branch Banking & Trust Co.,
Sr. Unsec’d. Notes
2.850%	04/01/21		577	$580,357
Brandywine Operating Partnership LP,
Gtd. Notes
5.700%	05/01/17		200	215,515
6.000%	04/01/16		104	109,706
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
7.875%	04/15/22		475	366,937
Briggs & Stratton Corp.,
Gtd. Notes
6.875%	12/15/20		70	75,250
Building Materials Corp. of America,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24		74	73,815
6.750%	05/01/21		140	148,050
Bunge Ltd. Finance Corp.,
Gtd. Notes
4.100%	03/15/16		100	103,096
8.500%	06/15/19		100	122,554
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.450%	09/15/21		510	532,183
4.100%	06/01/21		360	390,463
4.450%	03/15/43		315	329,095
5.750%	05/01/40		175	215,908
7.950%	08/15/30		100	143,976
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22	(a)	55	55,687
8.000%	04/15/20		353	398,890
California Resources Corp.,
Gtd. Notes, 144A
5.000%	01/15/20	(a)	67	58,123
5.500%	09/15/21	(a)	232	198,360
6.000%	11/15/24	(a)	746	630,370
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24		83	88,395
7.875%	01/15/23	(a)	300	330,750
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	58	58,580
5.750%	01/15/25	(a)	62	62,775
Camden Property Trust,
Sr. Unsec’d. Notes
5.700%	05/15/17		423	460,852
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23	(a)	1,055	1,049,135
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.000%	11/06/15		91	90,913
3.500%	06/15/23		40	40,426
4.750%	07/15/21	(a)	200	220,428
Capital One NA,
Sr. Unsec’d. Notes
2.400%	09/05/19		625	621,949

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Capsugel SA,
Sr. Unsec’d. Notes, PIK, 144A
7.000%	05/15/19		52	$52,520
Cardtronics, Inc.,
Gtd. Notes, 144A
5.125%	08/01/22		75	73,125
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
7.350%	03/06/19		250	300,135
Casella Waste Systems, Inc.,
Gtd. Notes
7.750%	02/15/19	(a)	115	116,725
Catamaran Corp.,
Gtd. Notes
4.750%	03/15/21		25	25,000
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.250%	11/06/17		130	129,385
2.850%	06/01/22		225	225,088
7.150%	02/15/19		200	239,260
CBS Corp.,
Gtd. Notes
5.900%	10/15/40		100	117,056
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.,
Gtd. Notes, 144A
5.250%	02/15/22	(a)	23	23,173
5.625%	02/15/24		100	100,500
5.875%	03/15/25		30	30,225
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.250%	03/15/21	(a)	84	84,630
5.250%	09/30/22	(a)	55	54,863
6.500%	04/30/21	(a)	337	353,850
7.000%	01/15/19		275	285,313
7.375%	06/01/20	(a)	1,200	1,272,000
8.125%	04/30/20	(a)	41	43,153
CCOH Safari LLC,
Gtd. Notes
5.500%	12/01/22		44	44,660
5.750%	12/01/24	(a)	154	155,733
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.500%	12/01/24	(a)	40	40,050
6.000%	08/15/22	(a)	41	42,333
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.250%	03/15/21		48	48,240
Gtd. Notes, 144A
5.375%	06/01/24		35	34,825
Celgene Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/22		65	65,418
3.950%	10/15/20		100	105,785
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		20	20,050
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21		100	109,662

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
5.850%	01/15/41	(a)	110	$140,757
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	05/01/18		100	114,316
Central Garden & Pet Co.,
Gtd. Notes
8.250%	03/01/18	(a)	400	403,000
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.800%	03/15/22		500	518,750
6.750%	12/01/23	(a)	425	465,375
Cenveo Corp.,
Sec’d. Notes, 144A
8.500%	09/15/22	(a)	75	56,250
Sr. Sec’d. Notes, 144A
6.000%	08/01/19		75	67,875
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		62	60,140
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		120	119,621
5.375%	03/15/44	(a)	75	80,917
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
3.225%	09/01/22		100	102,128
4.450%	07/22/20		25	27,460
Chesapeake Energy Corp.,
Gtd. Notes
4.875%	04/15/22	(a)	174	169,215
6.125%	02/15/21		58	60,900
6.625%	08/15/20		500	531,250
6.875%	11/15/20		210	225,750
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		160	155,155
3.191%	06/24/23	(a)	95	96,774
Chiquita Brands International, Inc./Chiquita Brands LLC,
Sr. Sec’d. Notes
7.875%	02/01/21		351	377,325
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.000%	06/15/19		250	262,813
8.250%	06/15/21		1,700	1,882,750
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)	175	185,391
7.125%	07/15/20		235	250,569
Sr. Sec’d. Notes
5.125%	08/15/18	(a)	74	76,590
Chubb Corp. (The),
Sr. Unsec’d. Notes
5.750%	05/15/18		50	56,489
Cigna Corp.,
Sr. Unsec’d. Notes
4.000%	02/15/22		430	453,099
Cimarex Energy Co.,
Gtd. Notes
4.375%	06/01/24		58	55,390

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
5.875%	05/01/22		45	$46,800
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	10/15/20		56	58,800
8.750%	03/15/18		18	18,495
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		250	236,250
5.125%	12/15/22	(a)	160	156,400
7.375%	06/15/21		100	106,500
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
3.625%	03/04/24	(a)	630	656,498
4.450%	01/15/20		285	313,762
5.500%	01/15/40		380	463,060
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22		295	303,113
5.250%	03/15/18		500	521,250
5.375%	05/15/20	(a)	175	184,957
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19		295	311,225
6.625%	04/01/18		270	292,950
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
6.250%	08/15/22		58	58,870
Citigroup, Inc.,
Jr. Sub. Notes
5.350%(c)	04/29/49		330	304,425
5.950%(c)	07/29/49		60	59,100
6.300%(c)	12/29/49		450	443,250
Sr. Unsec’d. Notes
1.700%	07/25/16		375	377,568
1.850%	11/24/17	(a)	1,000	998,851
3.375%	03/01/23		192	193,717
3.875%	10/25/23	(a)	200	207,880
4.450%	01/10/17		200	211,417
4.500%	01/14/22	(a)	620	677,510
4.950%	11/07/43	(a)	260	289,815
8.125%	07/15/39		75	114,820
8.500%	05/22/19		340	423,663
Sub. Notes
0.506%(c)	06/09/16		620	614,069
4.300%	11/20/26		310	309,306
5.500%	09/13/25		115	127,248
Claire’s Stores, Inc.,
Sec’d. Notes
8.875%	03/15/19	(a)	214	173,340
Sr. Sec’d. Notes, 144A
6.125%	03/15/20		56	49,560
9.000%	03/15/19		1,274	1,254,890
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22	(a)	2,133	2,196,990
6.500%	11/15/22		62	63,085
7.625%	03/15/20	(a)	414	435,735
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23		40	39,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Gtd. Notes, 144A
5.375%	02/01/25		61	$60,085
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A
14.750%	12/01/16		59	70,947
Cleveland Electric Illuminating Co. (The),
Sr. Sec’d. Notes
7.880%	11/01/17		200	232,429
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
Gtd. Notes
6.375%	03/15/24		40	37,200
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22		235	238,816
CMS Energy Corp,
Sr. Unsec’d. Notes
8.750%	06/15/19		80	100,155
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/21		100	113,966
6.500%	08/15/16		100	108,163
7.350%	11/15/19		150	179,032
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20		111	73,260
CNL Lifestyle Properties, Inc.,
Gtd. Notes, REIT
7.250%	04/15/19		80	81,200
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.150%	04/01/18		107	105,763
Coeur Mining, Inc.,
Gtd. Notes
7.875%	02/01/21		124	97,650
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		200	287,529
Comcast Corp.,
Gtd. Notes
4.650%	07/15/42		55	60,198
4.750%	03/01/44	(a)	470	523,764
5.850%	11/15/15		100	104,582
5.900%	03/15/16		100	106,019
6.450%	03/15/37		300	399,126
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.875%	05/15/23		5	4,775
7.350%	08/15/18		70	75,600
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21		11	10,835
5.500%	06/15/24		101	99,485
Comstock Resources, Inc.,
Gtd. Notes
7.750%	04/01/19		90	63,900
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
1.300%	01/25/16		51	50,991
2.100%	03/15/18		27	26,912

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Concho Resources, Inc.,
Gtd. Notes
6.500%	01/15/22		105	$109,725
7.000%	01/15/21		100	104,750
ConocoPhillips,
Gtd. Notes
6.000%	01/15/20		925	1,074,796
ConocoPhillips Co.,
Gtd. Notes
1.050%	12/15/17		125	123,402
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29		200	266,437
CONSOL Energy, Inc.,
Gtd. Notes
6.375%	03/01/21		70	70,000
Sr. Unsec’d. Notes, 144A
5.875%	04/15/22		155	144,150
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.300%	12/01/24	(a)	300	305,489
4.625%	12/01/54		350	383,317
5.850%	04/01/18		240	271,607
Constellation Brands, Inc.,
Gtd. Notes
3.750%	05/01/21		28	27,720
4.250%	05/01/23		56	55,580
4.750%	11/15/24		25	25,313
6.000%	05/01/22		110	121,550
Consumers Energy Co.,
First Mortgage
5.650%	04/15/20		150	172,651
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Pass-Through Certificates
7.875%	01/02/20		297	315,009
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		30	30,750
Corrections Corp. of America,
Gtd. Notes
4.125%	04/01/20		400	389,000
4.625%	05/01/23		200	192,500
Cott Beverages, Inc.,
Gtd. Notes, 144A
6.750%	01/01/20		50	50,000
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	03/01/24		30	30,525
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes
5.950%	03/15/17		800	874,980
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
9.375%	01/15/19		145	182,486
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.125%	03/01/22		61	58,255

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Crown Americas LLC/Crown Americas Capital Corp. IV,
Gtd. Notes
4.500%	01/15/23		55	$53,350
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.875%	04/15/22	(a)	53	53,530
5.250%	01/15/23	(a)	219	223,380
CSC Holdings LLC,
Sr. Unsec’d. Notes
6.750%	11/15/21		56	61,880
CSI Compressco LP/Compressco Finance, Inc.,
Gtd. Notes, 144A
7.250%	08/15/22		80	68,800
CST Brands, Inc.,
Gtd. Notes
5.000%	05/01/23		188	189,880
CSX Corp.,
Sr. Unsec’d. Notes
6.000%	10/01/36		80	100,580
7.900%	05/01/17		200	228,309
Cubist Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.125%	09/01/18		485	642,928
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22		1,220	1,188,258
4.000%	12/05/23		414	438,125
CyrusOne LP/CyrusOne Finance Corp,
Gtd. Notes
6.375%	11/15/22		61	65,117
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.125%	07/15/24		85	86,700
5.750%	08/15/22		75	79,500
6.625%	11/01/20		50	52,500
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23		277	265,071
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21		535	540,915
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22		180	177,079
8.100%	05/15/30		230	350,440
Delta Air Lines 2012-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
6.875%	05/07/19		56	62,270
Deluxe Corp.,
Gtd. Notes
7.000%	03/15/19		59	61,581
Denali Borrower LLC/Denali Finance Corp.,
Sr. Sec’d. Notes, 144A
5.625%	10/15/20	(a)	318	330,879
Denbury Resources, Inc.,
Gtd. Notes
4.625%	07/15/23	(a)	525	455,437

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/21		100	$103,403
4.750%	05/15/42		271	272,811
6.300%	01/15/19		100	114,139
Devon Financing Corp. LLC,
Gtd. Notes
7.875%	09/30/31		100	136,415
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	11/01/43		81	69,005
Diamondback Energy, Inc.,
Gtd. Notes
7.625%	10/01/21		97	94,696
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.800%	03/15/22		291	296,055
5.000%	03/01/21		60	65,430
5.150%	03/15/42	(a)	212	219,072
6.350%	03/15/40		170	197,382
6.375%	03/01/41		170	198,758
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18	(a)	1,320	1,316,560
3.200%	08/09/21		375	376,613
Discovery Communications LLC,
Gtd. Notes
3.300%	05/15/22		250	247,192
4.375%	06/15/21		300	317,343
4.875%	04/01/43	(a)	130	134,033
DISH DBS Corp.,
Gtd. Notes
5.125%	05/01/20		295	297,213
5.875%	07/15/22		20	20,500
6.750%	06/01/21		1,822	1,958,650
7.875%	09/01/19	(a)	315	357,525
Gtd. Notes, 144A
5.875%	11/15/24		373	374,865
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18		150	145,500
Sec’d. Notes
8.750%	03/15/18		400	416,000
Dominion Gas Holdings LLC,
Sr. Unsec’d. Notes
3.600%	12/15/24	(a)	350	356,036
Dominion Resources, Inc.,
Jr. Sub. Notes
5.750%(c)	10/01/54		465	485,188
Sr. Unsec’d. Notes
4.450%	03/15/21		611	661,998
4.700%	12/01/44		185	196,874
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22		466	455,311
4.625%	10/01/44		310	313,936
8.850%	09/15/21		90	119,009

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19		45	$41,850
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
2.000%	01/15/20		75	73,270
DreamWorks Animation SKG, Inc.,
Gtd. Notes, 144A
6.875%	08/15/20		60	61,500
DS Services of America, Inc.,
Sec’d. Notes, 144A
10.000%	09/01/21		91	105,105
DTE Electric Co.,
General Ref. Mortgage
3.900%	06/01/21		250	270,526
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23		46	48,322
Duke Energy Carolinas LLC,
First Mortgage
4.300%	06/15/20		429	466,338
First Ref. Mortgage
6.000%	01/15/38		48	63,176
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17		500	500,334
3.050%	08/15/22		510	512,444
3.750%	04/15/24		235	244,453
5.050%	09/15/19		770	860,557
Duke Energy Ohio, Inc.,
First Mortgage
3.800%	09/01/23	(a)	136	144,619
Duke Energy Progress, Inc.,
First Mortgage
4.100%	03/15/43		100	106,135
4.150%	12/01/44		165	175,395
5.700%	04/01/35		100	121,921
Duke Realty LP,
Gtd. Notes
3.875%	02/15/21		285	296,009
Gtd. Notes, REIT
6.750%	03/15/20		313	368,455
7.375%	02/15/15		1,350	1,359,785
DuPont Fabros Technology LP,
Gtd. Notes
5.875%	09/15/21		58	59,087
Dycom Investments, Inc.,
Gtd. Notes
7.125%	01/15/21		100	105,000
Dynegy Finance I, Inc./Dynegy Finance II, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/19		115	117,013
7.375%	11/01/22		390	396,825
7.625%	11/01/24	(a)	35	35,700
Dynegy Roseton LLC/Dynegy Danskammer LLC Escrow Bonds,
First Lien(g)(i)
7.670%	11/08/16		550	—

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Dynegy, Inc.,
Gtd. Notes
5.875%	06/01/23		73	$69,350
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
5.375%	11/15/22		40	40,900
6.375%	11/15/19		70	74,200
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
2.800%	02/15/23	(a)	15	14,755
4.150%	02/15/43	(a)	67	67,492
5.250%	12/15/16		100	108,145
Eagle Spinco, Inc.,
Gtd. Notes
4.625%	02/15/21	(a)	65	61,587
Eaton Corp.,
Gtd. Notes
1.500%	11/02/17		27	26,844
4.000%	11/02/32		24	24,412
Sr. Unsec’d. Notes
6.950%	03/20/19		65	75,654
eBay, Inc.,
Sr. Unsec’d. Notes
4.000%	07/15/42		200	178,063
Ecolab, Inc.,
Sr. Unsec’d. Notes
4.350%	12/08/21		200	217,918
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		730	815,775
EMC Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/20		328	326,422
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
7.000%	07/15/19		70	73,063
7.000%	12/15/20		15	15,750
7.250%	01/15/22		19	20,330
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.875%	01/15/24		204	207,060
7.500%	10/15/20		150	166,500
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
3.600%	02/01/23		165	159,665
5.150%	02/01/43		150	148,444
Energy XXI Gulf Coast, Inc.,
Gtd. Notes
7.500%	12/15/21		30	16,200
Gtd. Notes, 144A
6.875%	03/15/24	(a)	54	29,160
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21		285	286,291
Entegris, Inc.,
Gtd. Notes, 144A
6.000%	04/01/22		27	27,337

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Entergy Arkansas, Inc.,
First Mortgage
3.750%	02/15/21		465	$493,558
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25		175	175,666
4.450%	02/15/43		510	503,885
4.850%	03/15/44	(a)	70	72,990
8.375%(c)	08/01/66		290	311,387
Envision Healthcare Corp.,
Gtd. Notes, 144A
5.125%	07/01/22		68	67,490
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23		234	224,385
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22	(a)	200	187,000
9.375%	05/01/20	(a)	800	808,000
Sec’d. Notes
6.875%	05/01/19	(a)	150	152,250
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19		325	341,250
Equinix, Inc.,
Sr. Unsec’d. Notes
5.375%	01/01/22		34	34,320
5.750%	01/01/25		24	24,210
Equity Commonwealth,
Sr. Unsec’d. Notes, REIT
6.650%	01/15/18		375	412,054
Equity One, Inc.,
Gtd. Notes
6.250%	01/15/17		246	266,295
ERAC USA Finance LLC,
Gtd. Notes, 144A
1.400%	04/15/16		19	19,045
5.625%	03/15/42		22	25,684
7.000%	10/15/37		150	202,142
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21		200	213,852
ERP Operating LP,
Sr. Unsec’d. Notes, REIT
4.625%	12/15/21		180	196,922
5.750%	06/15/17		288	317,032
EV Energy Partners LP/EV Energy Finance Corp.,
Gtd. Notes
8.000%	04/15/19		250	212,500
EXCO Resources, Inc.,
Gtd. Notes
7.500%	09/15/18		39	29,811
8.500%	04/15/22		140	102,550
Express Scripts Holding Co.,
Gtd. Notes
3.900%	02/15/22		380	395,706
4.750%	11/15/21	(a)	440	485,563
Exterran Partners LP/EXLP Finance Corp.,
Gtd. Notes, 144A
6.000%	10/01/22		52	44,200

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Fidelity & Guaranty Life Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/01/21		71	$74,550
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38		100	150,218
Fifth Third Bank,
Sr. Unsec’d. Notes
1.450%	02/28/18		200	197,757
First Data Corp.,
Gtd. Notes
10.625%	06/15/21	(a)	66	74,745
11.250%	01/15/21		46	52,210
11.750%	08/15/21		105	120,487
12.625%	01/15/21		175	207,813
Sec’d. Notes, 144A
8.250%	01/15/21		125	133,750
Sec’d. Notes, PIK, 144A
8.750%	01/15/22	(a)	1,325	1,424,375
Sr. Sec’d. Notes, 144A
6.750%	11/01/20		935	998,113
7.375%	06/15/19	(a)	500	526,250
First Industrial LP,
Sr. Unsec’d. Notes
5.750%	01/15/16		106	110,047
5.950%	05/15/17		175	189,445
FirstEnergy Solutions Corp.,
Gtd. Notes
6.800%	08/15/39		275	295,100
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		185	199,405
Flextronics International Ltd.,
Gtd. Notes
5.000%	02/15/23		60	61,200
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42		130	131,217
5.625%	04/01/34		100	124,027
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	(a)	260	274,331
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.482%(c)	05/09/16		200	201,740
1.500%	01/17/17		200	198,924
1.700%	05/09/16		500	501,770
2.375%	03/12/19	(a)	200	198,608
3.000%	06/12/17	(a)	2,105	2,159,745
3.664%	09/08/24	(a)	350	350,699
Freeport-McMoRan, Inc,
Gtd. Notes
5.450%	03/15/43	(a)	132	124,816
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23	(a)	400	377,134
4.550%	11/14/24	(a)	645	626,313
Sr. Unsec’d. Notes
3.550%	03/01/22		300	283,533

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Freescale Semiconductor, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	05/15/21	(a)	35	$35,000
6.000%	01/15/22	(a)	38	39,710
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.250%	09/15/21	(a)	73	73,365
6.875%	01/15/25		216	216,000
8.750%	04/15/22		22	24,585
9.250%	07/01/21		121	139,755
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20	(a)	65	68,087
Gannett Co., Inc.,
Gtd. Notes
6.375%	10/15/23		145	153,700
Gtd. Notes, 144A
4.875%	09/15/21	(a)	105	104,213
5.500%	09/15/24	(a)	155	155,387
GCI, Inc.,
Sr. Unsec’d. Notes
8.625%	11/15/19		350	367,063
GenCorp, Inc.,
Sec’d. Notes
7.125%	03/15/21		33	34,561
General Cable Corp.,
Gtd. Notes
5.750%	10/01/22		200	146,000
General Electric Capital Corp.,
Jr. Sub. Notes
6.250%(c)	12/29/49		700	762,125
Sr. Sec’d. Notes
1.000%	12/11/15		58	58,251
Sr. Unsec’d. Notes
2.250%	11/09/15		200	202,744
Sr. Unsec’d. Notes, MTN
3.150%	09/07/22		350	356,481
4.375%	09/16/20	(a)	1,110	1,215,712
4.650%	10/17/21		250	281,782
5.500%	01/08/20		145	165,964
5.625%	05/01/18		555	624,504
5.875%	01/14/38	(a)	490	620,027
6.000%	08/07/19		100	116,317
6.750%	03/15/32		1,025	1,400,029
6.875%	01/10/39	(a)	100	141,451
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22		85	85,034
4.125%	10/09/42		220	227,746
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21		170	175,638
General Motors Co.,
Sr. Unsec’d. Notes
3.500%	10/02/18	(a)	150	153,000
4.000%	04/01/25		55	55,137
4.875%	10/02/23		100	107,000
5.200%	04/01/45	(a)	170	179,350
6.250%	10/02/43		60	71,676

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
General Motors Financial Co., Inc.,
Gtd. Notes
2.750%	05/15/16		250	$254,063
3.250%	05/15/18		101	101,126
4.750%	08/15/17		75	79,095
Genesis Energy LP,
Gtd. Notes
5.625%	06/15/24		54	48,600
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.750%	02/15/21		75	69,750
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
9.875%	10/15/20		325	320,125
Geo Group, Inc. (The),
Gtd. Notes
6.625%	02/15/21		500	523,750
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.700%	04/01/24		470	492,951
4.400%	12/01/21		200	220,530
4.500%	02/01/45		200	213,760
4.800%	04/01/44		85	94,287
Global Partners LP/GLP Finance Corp.,
Gtd. Notes, 144A
6.250%	07/15/22		35	33,950
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.700%(c)	12/29/49	(a)	771	779,867
Sr. Unsec’d. Notes
2.375%	01/22/18		1,285	1,297,977
2.550%	10/23/19	(a)	600	597,809
2.900%	07/19/18		520	533,458
3.625%	01/22/23		525	531,627
4.000%	03/03/24	(a)	185	192,058
5.250%	07/27/21		350	395,032
5.750%	01/24/22		200	231,357
5.950%	01/18/18		350	388,839
6.150%	04/01/18	(a)	255	286,217
Sr. Unsec’d. Notes, MTN
4.800%	07/08/44	(a)	110	117,819
7.500%	02/15/19		600	713,677
Sub. Notes
6.450%	05/01/36		455	549,960
6.750%	10/01/37	(a)	200	251,475
Goodman Networks, Inc.,
Sr. Sec’d. Notes
12.125%	07/01/18		140	144,550
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
7.000%	05/15/22	(a)	225	243,000
8.750%	08/15/20		500	578,750
Graphic Packaging International, Inc.,
Gtd. Notes
4.750%	04/15/21		71	71,533
Graton Economic Development Authority,
Sr. Sec’d. Notes, 144A
9.625%	09/01/19		65	71,013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Gray Television, Inc.,
Gtd. Notes
7.500%	10/01/20	(a)	210	$216,300
Great Lakes Dredge & Dock Corp.,
Gtd. Notes
7.375%	02/01/19		300	306,000
Griffon Corp.,
Gtd. Notes
5.250%	03/01/22		41	38,386
Guitar Center, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	04/15/19	(a)	56	48,160
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22	(a)	110	113,163
Halcon Resources Corp.,
Gtd. Notes
8.875%	05/15/21	(a)	325	244,563
9.250%	02/15/22		144	106,200
9.750%	07/15/20	(a)	75	56,250
Halliburton Co.,
Sr. Unsec’d. Notes
3.250%	11/15/21		100	101,796
8.750%	02/15/21		100	127,889
Sr. Unsec’d. Notes, MTN
6.750%	02/01/27		100	123,156
Halyard Health, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	10/15/22		20	20,300
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20		250	265,000
Hardwoods Acquisition, Inc.,
Sec’d. Notes, 144A
7.500%	08/01/21		115	113,275
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
6.875%	03/01/20		25	24,375
9.750%	08/01/18		110	116,325
Sr. Unsec’d. Notes, 144A
9.250%	03/01/21		40	38,050
Hartford Financial Services Group, Inc. (The),
Jr. Sub. Notes
8.125%(c)	06/15/68		50	57,242
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	(a)	160	170,400
7.750%	05/15/21		1,150	1,224,750
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23		80	84,300
7.500%	02/15/22		1,732	1,978,810
Sr. Sec’d. Notes
3.750%	03/15/19		58	58,073
4.250%	10/15/19	(a)	65	65,975
4.750%	05/01/23		70	71,225
5.000%	03/15/24		66	67,815
5.250%	04/15/25	(a)	70	73,150
5.875%	03/15/22	(a)	78	85,410

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
6.500%	02/15/20		139	$155,749
HCP, Inc.,
Sr. Unsec’d. Notes, REIT
2.625%	02/01/20		445	440,378
3.150%	08/01/22		75	73,787
3.750%	02/01/19		815	855,386
5.625%	05/01/17		568	618,091
6.000%	01/30/17		323	352,436
Sr. Unsec’d. Notes, REIT, MTN
6.300%	09/15/16		1,515	1,639,801
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20		86	90,085
Sr. Sec’d. Notes, 144A
5.250%	12/15/21		80	81,400
Headwaters, Inc.,
Gtd. Notes
7.250%	01/15/19		50	52,000
Health Care REIT, Inc.,
Sr. Unsec’d. Notes, REIT
4.500%	01/15/24		227	240,390
5.875%	05/15/15		251	255,684
HealthSouth Corp.,
Gtd. Notes
5.750%	11/01/24		16	16,640
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		167	146,960
Hertz Corp. (The),
Gtd. Notes
5.875%	10/15/20		580	584,350
7.375%	01/15/21	(a)	141	148,050
Hess Corp.,
Sr. Unsec’d. Notes
7.875%	10/01/29		40	51,185
8.125%	02/15/19		205	243,907
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
3.750%	12/01/20		100	103,446
4.375%	09/15/21		91	95,411
4.650%	12/09/21		211	225,932
6.000%	09/15/41		95	106,851
Hexion US Finance Corp.,
Sr. Sec’d. Notes
6.625%	04/15/20	(a)	1,050	1,029,000
Hiland Partners LP/Hiland Partners Finance Corp.,
Gtd. Notes, 144A
5.500%	05/15/22		28	24,640
7.250%	10/01/20		75	71,250
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		121	106,480
7.625%	04/15/21		160	160,800
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
5.625%	10/15/21		50	52,250
Historic TW, Inc.,
Gtd. Notes
6.625%	05/15/29		100	126,767

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
HJ Heinz Co.,
Sec’d. Notes
4.250%	10/15/20	(a)	555	$560,550
Hologic, Inc.,
Gtd. Notes
6.250%	08/01/20		470	488,800
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/24	(a)	465	496,665
4.400%	04/01/21		150	166,872
Hospira, Inc.,
Sr. Unsec’d. Notes
5.200%	08/12/20		10	10,728
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.000%	06/30/15		150	153,026
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18		500	498,075
2.375%	11/13/19		725	724,788
Hughes Satellite Systems Corp.,
Sr. Sec’d. Notes
6.500%	06/15/19		150	160,875
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20		675	669,937
Gtd. Notes, 144A
5.125%	11/15/22	(a)	33	32,505
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19		215	225,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.875%	03/15/19		150	149,625
5.875%	02/01/22		125	125,547
iGATE Corp.,
Gtd. Notes
4.750%	04/15/19	(a)	43	43,000
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.250%	12/15/17	(a)	21	21,053
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19	(a)	118	116,230
9.000%	03/01/21		9	8,820
IHS, Inc.,
Gtd. Notes, 144A
5.000%	11/01/22		35	34,650
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.370%(c)	12/21/65		315	292,950
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
3.900%	09/01/42		260	261,925
IMS Health, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/01/20		230	236,900

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.200%	03/15/23		50	$50,272
Infor Software Parent LLC/Infor Software Parent, Inc.,
Gtd. Notes, PIK, 144A
7.125%	05/01/21	(a)	151	147,980
Infor US, Inc.,
Gtd. Notes
9.375%	04/01/19		500	535,000
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19		92	93,451
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23		75	75,308
Intel Corp.,
Sr. Unsec’d. Notes
4.000%	12/15/32		201	205,518
Intercontinental Exchange, Inc.,
Gtd. Notes
2.500%	10/15/18	(a)	208	211,790
4.000%	10/15/23		318	334,732
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.625%	05/15/20		140	134,941
1.875%	08/01/22		260	242,360
1.950%	07/22/16		200	203,765
3.375%	08/01/23		555	567,079
3.625%	02/12/24	(a)	350	364,639
5.600%	11/30/39		150	181,166
6.220%	08/01/27		110	139,455
International Lease Finance Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/18		662	662,000
6.250%	05/15/19		1,750	1,911,875
8.250%	12/15/20		200	241,000
8.625%	01/15/22	(a)	490	607,600
International Wire Group Holdings, Inc.,
Sec’d. Notes, 144A
8.500%	10/15/17	(a)	103	107,893
Intuit, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/17		51	56,049
inVentiv Health, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	01/15/18		29	29,580
Invesco Finance PLC,
Gtd. Notes
4.000%	01/30/24		103	108,000
Iron Mountain, Inc.,
Gtd. Notes
5.750%	08/15/24		70	70,437
Isle of Capri Casinos, Inc.,
Gtd. Notes
5.875%	03/15/21		35	35,525
8.875%	06/15/20	(a)	100	104,000
iStar Financial, Inc.,
Sr. Unsec’d. Notes
4.875%	07/01/18		50	49,125

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.650%	06/15/24		435	$441,117
Sr. Unsec’d. Notes, 144A
6.050%	01/31/18		170	190,187
Jarden Corp.,
Gtd. Notes
1.875%	09/15/18		264	413,985
7.500%	05/01/17		65	71,175
JC Penney Corp., Inc.,
Gtd. Notes
8.125%	10/01/19	(a)	17	14,960
Jefferies Group LLC,
Sr. Unsec’d. Notes
5.500%	03/15/16		150	155,034
6.875%	04/15/21		55	62,522
8.500%	07/15/19		95	113,839
JM Huber Corp.,
Sr. Unsec’d. Notes, 144A
9.875%	11/01/19		49	53,900
John Deere Capital Corp.,
Sr. Unsec’d. Notes
1.200%	10/10/17		59	58,664
1.700%	01/15/20		33	32,163
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
3.750%	12/01/21		100	103,325
5.000%	03/30/20		100	109,746
Jones Energy Holdings LLC/Jones Energy Finance Corp.,
Gtd. Notes, 144A
6.750%	04/01/22		70	53,200
Jurassic Holdings III, Inc.,
Sec’d. Notes, 144A
6.875%	02/15/21		75	69,750
K Hovnanian Enterprises, Inc.,
Gtd. Notes
11.875%	10/15/15		45	47,700
Sec’d. Notes, 144A
9.125%	11/15/20		138	146,970
Kaiser Aluminum Corp.,
Gtd. Notes
8.250%	06/01/20		100	108,500
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
3.150%	03/15/23		50	50,164
5.300%	10/01/41		175	201,855
Kansas Gas & Electric Co.,
First Mortgage, 144A
4.300%	07/15/44		250	272,744
Kennedy-Wilson, Inc.,
Gtd. Notes
5.875%	04/01/24		46	46,115
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31		60	82,026
Key Energy Services, Inc.,
Gtd. Notes
6.750%	03/01/21		107	66,340

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.300%	12/13/18		101	$101,349
5.100%	03/24/21	(a)	175	197,505
Kilroy Realty LP,
Gtd. Notes
5.000%	11/03/15		1,181	1,217,369
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
2.400%	06/01/23		100	96,484
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.125%	06/01/23		370	362,507
3.200%	05/01/21		360	364,890
5.700%	05/01/17		149	162,278
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23		330	313,284
5.000%	08/15/42		230	218,585
5.000%	03/01/43		395	375,221
5.400%	09/01/44		135	135,277
6.850%	02/15/20	(a)	140	160,807
Kinder Morgan Finance Co. LLC,
Gtd. Notes, 144A
6.000%	01/15/18		390	422,682
Kindred Escrow Corp. II,
Sr. Sec’d. Notes, 144A
8.000%	01/15/20	(a)	100	106,250
8.750%	01/15/23	(a)	100	107,625
Kinetic Concepts, Inc./KCI USA, Inc.,
Sec’d. Notes
10.500%	11/01/18		350	380,625
Kodiak Oil & Gas Corp.,
Gtd. Notes
5.500%	01/15/21		45	45,113
5.500%	02/01/22		40	40,100
8.125%	12/01/19		350	356,125
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes
5.000%	06/04/42		430	473,345
6.125%	08/23/18	(a)	100	114,341
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes
7.000%	05/15/19		237	201,450
Kroger Co. (The),
Gtd. Notes
6.900%	04/15/38		150	199,601
7.500%	04/01/31		200	270,097
7.700%	06/01/29		150	201,760
Sr. Unsec’d. Notes
2.200%	01/15/17		175	177,782
3.850%	08/01/23		385	399,197
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)	75	81,000
6.625%	04/01/21		367	412,875
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.200%	08/23/17		120	121,047

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
2.500%	11/01/18		105	$104,633
Landry’s, Inc.,
Sr. Unsec’d. Notes, 144A
9.375%	05/01/20		85	90,100
Lennar Corp.,
Gtd. Notes
4.500%	11/15/19		24	23,820
6.950%	06/01/18		134	144,720
12.250%	06/01/17		5	5,950
Level 3 Financing, Inc.,
Gtd. Notes
6.125%	01/15/21		147	152,145
7.000%	06/01/20		193	203,374
8.125%	07/01/19		125	132,813
8.625%	07/15/20		755	814,456
Gtd. Notes, 144A
5.375%	08/15/22		125	125,625
LG&E and KU Energy LLC,
Sr. Unsec’d. Notes
2.125%	11/15/15		600	605,269
Liberty Interactive LLC,
Sr. Unsec’d. Notes
8.250%	02/01/30	(a)	75	81,000
Sr. Unsec’d. Notes, 144A
1.000%	09/30/43		518	571,743
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21		75	81,698
7.800%	03/07/87		151	176,670
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
7.875%	10/15/26		200	252,039
8.500%	05/15/25		100	127,064
Liberty Property LP,
Sr. Unsec’d. Notes, REIT
3.375%	06/15/23		140	136,488
4.400%	02/15/24	(a)	190	199,338
LifePoint Hospitals, Inc.,
Gtd. Notes
5.500%	12/01/21		70	71,575
LIN Television Corp.,
Sr. Unsec’d. Notes, 144A
5.875%	11/15/22		45	44,550
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.850%	06/24/21		50	55,079
6.250%	02/15/20		100	116,030
8.750%	07/01/19		85	106,210
LinkedIn Corp.,
Sr. Unsec’d. Notes, 144A
0.500%	11/01/19		1,093	1,153,115
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
6.500%	09/15/21	(a)	56	45,360
7.750%	02/01/21	(a)	700	589,750
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
5.375%	06/15/22		30	30,000

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21		135	$139,842
4.070%	12/15/42		108	108,980
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.120%	04/15/22		246	251,717
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19		475	518,113
6.000%	11/15/21		150	172,644
M/I Homes, Inc.,
Gtd. Notes
8.625%	11/15/18		80	83,200
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
5.800%	01/15/16		86	89,681
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23		74	71,860
4.300%	02/15/43		275	266,455
7.450%	07/15/17		195	221,694
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		200	215,804
5.150%	10/15/43		72	76,327
6.400%	07/15/18		250	283,483
Mallinckrodt International Finance SA,
Gtd. Notes
3.500%	04/15/18		14	13,527
4.750%	04/15/23		163	156,480
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.750%	08/01/22		150	154,125
Manitowoc Co., Inc. (The),
Gtd. Notes
8.500%	11/01/20		180	194,400
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23		320	321,828
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes
4.500%	07/15/23	(a)	55	52,937
4.875%	12/01/24		56	54,740
5.500%	02/15/23		200	202,500
6.250%	06/15/22		127	131,445
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
Gtd. Notes
7.250%	02/15/21		106	99,640
Masco Corp.,
Sr. Unsec’d. Notes
5.950%	03/15/22	(a)	25	27,750
Masonite International Corp.,
Gtd. Notes, 144A
8.250%	04/15/21		140	149,450
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.100%	08/02/18		174	175,641
2.500%	10/17/22		184	179,105

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
3.125%	04/14/16		180	$185,369
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23		125	117,500
McKesson Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22		228	218,141
2.850%	03/15/23		160	152,822
4.883%	03/15/44		120	132,188
Medco Health Solutions, Inc.,
Gtd. Notes
4.125%	09/15/20		330	350,415
Medtronic, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	03/15/45	(a)	170	184,278
Memorial Resource Development Corp.,
Gtd. Notes, 144A
5.875%	07/01/22		113	102,265
Mercer International, Inc.,
Gtd. Notes, 144A
7.000%	12/01/19	(a)	20	20,200
7.750%	12/01/22		36	36,450
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.400%	09/15/22		70	68,316
2.800%	05/18/23	(a)	125	124,131
Meritage Homes Corp.,
Gtd. Notes
7.000%	04/01/22		68	72,080
7.150%	04/15/20		25	26,875
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66		140	156,100
Sr. Unsec’d. Notes
4.125%	08/13/42	(a)	335	335,508
4.750%	02/08/21		290	324,137
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
2.500%	09/29/15		300	304,300
3.000%	01/10/23		140	139,270
3.875%	04/11/22		560	591,980
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23		85	85,425
6.625%	12/15/21	(a)	155	162,750
6.750%	10/01/20	(a)	235	246,750
7.750%	03/15/22		695	769,713
8.625%	02/01/19		880	997,700
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/01/25		52	52,520
5.875%	02/15/22		254	266,700
Microsoft Corp.,
Sr. Unsec’d. Notes
0.875%	11/15/17		46	45,541
2.375%	05/01/23		123	120,724
3.000%	10/01/20		150	156,383
3.500%	11/15/42		330	312,763
3.625%	12/15/23		158	169,082

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Mid-America Apartments LP,
Sr. Unsec’d. Notes
5.500%	10/01/15		250	$258,310
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21		85	86,700
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42		130	131,770
MMC Energy, Inc.,
First Lien(i)
2.511%	10/15/20		60	—
Molson Coors Brewing Co.,
Gtd. Notes
5.000%	05/01/42		100	108,547
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21		60	50,850
Morgan Stanley,
Jr. Sub. Notes
5.450%(c)	07/29/49	(a)	508	508,914
Sr. Unsec’d. Notes
1.750%	02/25/16		107	107,580
2.125%	04/25/18	(a)	365	365,211
3.700%	10/23/24	(a)	65	65,885
3.750%	02/25/23		595	610,363
3.800%	04/29/16	(a)	1,205	1,244,788
3.875%	04/29/24	(a)	350	359,113
Sr. Unsec’d. Notes, MTN
5.500%	01/26/20	(a)	250	281,282
5.500%	07/28/21		450	510,696
5.550%	04/27/17		620	672,969
5.625%	09/23/19		200	225,759
5.750%	10/18/16		100	107,371
7.300%	05/13/19	(a)	600	711,688
Sub. Notes
5.000%	11/24/25		350	373,490
Sub. Notes, MTN
4.350%	09/08/26		115	115,687
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23	(a)	88	92,857
5.450%	11/15/33		281	317,925
MPG Holdco I, Inc.,
Gtd. Notes, 144A
7.375%	10/15/22	(a)	35	36,050
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
6.625%	04/01/22		223	228,017
MSCI, Inc.,
Gtd. Notes, 144A
5.250%	11/15/24		30	31,050
MTR Gaming Group, Inc.,
Sec’d. Notes
11.500%	08/01/19	(a)	65	70,363
Murphy Oil USA, Inc.,
Gtd. Notes
6.000%	08/15/23		14	14,630

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Mustang Merger Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/21		33	$31,350
Mylan, Inc.,
Gtd. Notes
2.600%	06/24/18		290	293,789
Gtd. Notes, 144A
7.875%	07/15/20		400	426,078
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21		335	314,747
5.000%	09/15/20		100	98,217
National City Corp.,
Sub. Notes
6.875%	05/15/19		125	146,845
National Financial Partners Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	07/15/21		69	72,277
National Mentor Holdings, Inc.,
Gtd. Notes, 144A
12.500%	02/15/18		32	33,216
National Oilwell Varco, Inc.,
Sr. Unsec’d. Notes
1.350%	12/01/17		37	36,525
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	06/01/22		24	21,900
7.875%	10/01/20		67	64,320
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
8.250%	12/01/31		150	213,087
9.375%	08/15/39		100	158,446
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	11/15/21		57	55,575
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.,
Gtd. Notes
8.125%	02/15/19		15	13,200
Sr. Sec’d. Notes, 144A
7.375%	01/15/22		75	68,625
NBCUniversal Enterprise, Inc.,
Gtd. Notes, 144A
1.662%	04/15/18		890	883,635
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21		215	236,456
4.450%	01/15/43		320	339,076
6.400%	04/30/40		103	137,999
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A
5.250%	11/15/19	(a)	56	56,420
NCR Corp.,
Gtd. Notes
5.000%	07/15/22		15	14,625
6.375%	12/15/23		60	62,400
Neiman Marcus Group Ltd.,
Gtd. Notes, 144A
8.000%	10/15/21	(a)	110	116,325

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Netflix, Inc.,
Sr. Unsec’d. Notes
5.375%	02/01/21		71	$73,840
Sr. Unsec’d. Notes, 144A
5.750%	03/01/24		65	67,600
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.875%	03/15/22		65	68,413
Nevada Power Co.,
General Ref. Mortgage
6.650%	04/01/36		100	138,283
7.125%	03/15/19		275	328,083
New Albertsons, Inc.,
Sr. Unsec’d. Notes
7.750%	06/15/26		10	8,950
8.000%	05/01/31		50	45,250
8.700%	05/01/30		2	1,920
Sr. Unsec’d. Notes, MTN
6.625%	06/01/28		30	23,850
New York Life Global Funding,
Sec’d. Notes, 144A
0.800%	02/12/16		225	225,385
1.650%	05/15/17		200	201,522
2.100%	01/02/19		345	346,235
Sr. Sec’d. Notes, 144A
2.450%	07/14/16		150	153,551
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.625%	07/01/24	(a)	50	49,469
5.750%	01/30/22		225	222,750
Nexstar Broadcasting, Inc.,
Gtd. Notes
6.875%	11/15/20	(a)	450	466,875
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.200%	06/01/15		59	59,111
1.339%	09/01/15		48	48,145
3.625%	06/15/23		150	152,194
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes, 144A
6.875%	10/15/21		47	46,295
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.500%	10/01/21		145	147,900
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22	(a)	420	422,100
NII Capital Corp.,
Gtd. Notes(i)
7.625%	04/01/21		334	61,790
NII International Telecom SCA,
Gtd. Notes, 144A
7.875%	08/15/19	(a)	102	72,930
11.375%	08/15/19	(a)	93	66,960
NiSource Finance Corp.,
Gtd. Notes
4.800%	02/15/44		385	410,196
5.650%	02/01/45		139	166,392
6.250%	12/15/40		75	96,685

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	11/15/43		440	$446,841
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/21		100	106,981
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.800%	08/15/43	(a)	190	211,536
6.000%	03/15/2105		100	128,684
Northrop Grumman Systems Corp.,
Gtd. Notes
7.750%	02/15/31		175	245,257
Northwest Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.027%	05/01/21		441	500,537
Novelis, Inc.,
Gtd. Notes
8.750%	12/15/20	(a)	175	185,500
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18		550	603,625
7.875%	05/15/21		350	377,125
Nucor Corp.,
Sr. Unsec’d. Notes
4.000%	08/01/23		90	94,259
5.200%	08/01/43		222	244,716
5.850%	06/01/18		50	55,883
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22	(a)	75	68,250
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.100%	02/01/21		200	212,249
Oglethorpe Power Corp.,
First Mortgage
4.550%	06/01/44		45	47,443
5.375%	11/01/40		190	223,615
Ohio Power Co.,
Sr. Unsec’d. Notes
5.375%	10/01/21		140	161,949
6.600%	03/01/33		75	98,658
Oklahoma Gas & Electric Co.,
Sr. Unsec’d. Notes
4.550%	03/15/44		200	223,521
Olin Corp.,
Sr. Unsec’d. Notes
5.500%	08/15/22		105	106,313
Omnicare, Inc.,
Gtd. Notes
4.750%	12/01/22		45	45,563
5.000%	12/01/24		30	30,750
Omnicom Group, Inc.,
Gtd. Notes
3.625%	05/01/22		205	210,452
ONEOK Partners LP,
Gtd. Notes
3.250%	02/01/16		525	535,512

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Oracle Corp.,
Sr. Unsec’d. Notes
2.375%	01/15/19	(a)	152	$154,630
2.500%	10/15/22		1,393	1,356,916
3.625%	07/15/23		390	408,996
4.500%	07/08/44		230	249,820
6.500%	04/15/38		100	134,566
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.375%	01/15/25		28	28,280
Sr. Unsec’d. Notes, 144A
5.000%	01/15/22		45	45,900
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.800%	02/08/16		83	83,123
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.400%	08/15/24		355	359,244
4.750%	02/15/44		250	274,951
6.050%	03/01/34		260	331,007
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39		50	78,650
PacifiCorp,
First Mortgage
2.950%	02/01/22		1,135	1,149,930
Par Pharmaceutical Cos., Inc.,
Gtd. Notes
7.375%	10/15/20		40	41,800
Parker Drilling Co.,
Gtd. Notes
6.750%	07/15/22		50	37,500
7.500%	08/01/20		48	38,400
Party City Holdings, Inc.,
Gtd. Notes
8.875%	08/01/20	(a)	500	533,750
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21	(a)	459	392,445
Peco Energy Co.,
First Mortgage
2.375%	09/15/22		150	145,828
Penske Automotive Group, Inc.,
Gtd. Notes
5.750%	10/01/22	(a)	100	103,750
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.875%	07/17/18		40	40,672
Perrigo Finance PLC,
Gtd. Notes
3.900%	12/15/24		480	488,780
Petco Animal Supplies, Inc.,
Gtd. Notes, 144A
9.250%	12/01/18		200	209,500
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.300%	06/15/43		210	224,898

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
PHI, Inc.,
Gtd. Notes
5.250%	03/15/19		38	$32,300
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.125%	03/04/43		335	328,386
4.375%	11/15/41		360	371,808
Phillips 66,
Gtd. Notes
4.875%	11/15/44		385	394,065
Pinnacle Entertainment, Inc.,
Gtd. Notes
6.375%	08/01/21		140	144,200
Pioneer Energy Services Corp.,
Gtd. Notes
6.125%	03/15/22		75	57,000
Pittsburgh Glass Works LLC,
Sr. Sec’d. Notes, 144A
8.000%	11/15/18		55	58,025
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/20		615	694,723
PNC Bank NA,
Sub. Notes
2.700%	11/01/22		820	785,281
2.950%	01/30/23		250	244,297
PNC Financial Services Group, Inc. (The),
Jr. Sub. Notes
4.850%(c)	05/29/49	(a)	265	250,116
PNC Funding Corp.,
Gtd. Notes
4.375%	08/11/20		150	163,698
5.125%	02/08/20		150	168,551
Polymer Group, Inc.,
Sr. Sec’d. Notes
7.750%	02/01/19		180	186,525
PolyOne Corp.,
Sr. Unsec’d. Notes
5.250%	03/15/23		140	139,906
7.375%	09/15/20		125	132,969
Post Holdings, Inc.,
Gtd. Notes
7.375%	02/15/22	(a)	700	700,000
Gtd. Notes, 144A
6.750%	12/01/21	(a)	133	129,010
Potomac Electric Power Co.,
First Mortgage
7.900%	12/15/38		75	122,119
PPG Industries, Inc.,
Sr. Unsec’d. Notes
6.650%	03/15/18		64	73,185
PPL Capital Funding, Inc.,
Gtd. Notes
3.500%	12/01/22		320	324,105
4.200%	06/15/22		220	233,059
4.700%	06/01/43		105	112,827
6.700%(c)	03/30/67		585	583,537

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
PPL Electric Utilities Corp.,
First Mortgage
2.500%	09/01/22		152	$150,194
Praxair, Inc.,
Sr. Unsec’d. Notes
1.250%	11/07/18		200	195,381
Prestige Brands, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	12/15/21	(a)	50	49,125
Prince Mineral Holding Corp.,
Sr. Sec’d. Notes, 144A
12.500%	12/15/19		35	35,700
Principal Financial Group, Inc.,
Gtd. Notes
1.850%	11/15/17		26	26,021
8.875%	05/15/19		200	251,641
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A
1.000%	12/11/15		94	94,240
2.250%	10/15/18		212	213,547
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
5.800%	08/15/34		100	132,931
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22		320	324,158
ProLogis LP,
Gtd. Notes
4.250%	08/15/23		310	327,557
6.875%	03/15/20		73	85,746
PSEG Power LLC,
Gtd. Notes
4.300%	11/15/23		74	77,588
5.125%	04/15/20		100	111,094
5.500%	12/01/15		200	208,268
Public Service Co. of Colorado,
First Mortgage
2.250%	09/15/22		31	29,736
Public Service Co. of New Hampshire,
First Mortgage
3.500%	11/01/23		50	51,634
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19		50	55,889
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
3.650%	09/01/42		56	54,798
Puget Sound Energy, Inc.,
Jr. Sub. Notes
6.974%(c)	06/01/67		685	703,392
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23	(a)	98	91,630
5.375%	10/01/22		275	259,875
Quad/Graphics, Inc.,
Gtd. Notes, 144A
7.000%	05/01/22		50	47,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Quest Diagnostics, Inc.,
Gtd. Notes
4.750%	01/30/20		180	$194,133
Qwest Capital Funding, Inc.,
Gtd. Notes
6.875%	07/15/28		5	5,000
7.750%	02/15/31		160	162,400
Qwest Corp.,
Sr. Unsec’d. Notes
7.250%	09/15/25		25	29,774
Radio One, Inc.,
Gtd. Notes, 144A
9.250%	02/15/20		65	56,550
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
8.000%	12/01/18		70	70,700
8.250%	01/15/21		200	204,500
Range Resources Corp.,
Gtd. Notes
6.750%	08/01/20		130	135,200
Rayonier AM Products, Inc.,
Gtd. Notes, 144A
5.500%	06/01/24		25	20,531
RCN Telecom Services LLC/RCN Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/20		93	95,790
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
5.250%	12/01/21		300	291,750
Reckson Operating Partnership LP,
Sr. Unsec’d. Notes
6.000%	03/31/16		382	402,678
Regal Entertainment Group,
Sr. Unsec’d. Notes
5.750%	03/15/22		125	119,375
5.750%	06/15/23		45	42,075
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17		432	475,176
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
4.500%	11/01/23		25	22,937
5.000%	10/01/22		81	76,545
5.500%	04/15/23	(a)	300	289,500
Republic Services, Inc.,
Gtd. Notes
5.500%	09/15/19		330	371,771
Resolute Forest Products, Inc.,
Gtd. Notes
5.875%	05/15/23		15	14,250
Revlon Consumer Products Corp.,
Gtd. Notes
5.750%	02/15/21	(a)	50	50,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
9.000%	04/15/19	(a)	1,500	1,552,500
9.875%	08/15/19	(a)	865	916,900
Sr. Sec’d. Notes
5.750%	10/15/20		350	358,750

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
7.125%	04/15/19		300	$310,125
7.875%	08/15/19		125	131,719
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
5.000%	04/15/21		37	36,815
Ridgebury Crude Tankers LLC,
Sr. Sec’d. Notes, 144A
7.625%	03/20/17		100	100,500
Rite Aid Corp.,
Sr. Sec’d. Notes
8.000%	08/15/20		250	267,187
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19		40	42,400
RJS Power Holdings LLC,
Gtd. Notes, 144A
5.125%	07/15/19		50	49,375
Rose Rock Midstream LP/Rose Rock Finance Corp.,
Gtd. Notes
5.625%	07/15/22		31	28,985
Rosetta Resources, Inc.,
Gtd. Notes
5.625%	05/01/21		79	72,293
5.875%	06/01/22	(a)	257	231,300
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
7.500%	10/15/27		9	10,125
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
6.000%	04/01/24	(a)	75	73,875
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
3.500%	06/01/17		622	647,781
Ryerson, Inc./Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes
9.000%	10/15/17		70	71,925
Sabine Oil & Gas Corp.,
Gtd. Notes
9.750%	02/15/17		60	31,200
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	04/15/23	(a)	582	568,905
5.750%	05/15/24		100	98,125
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	05/15/19		20	21,400
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
6.875%	11/15/19	(a)	100	106,250
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21		335	214,400
Sanmina Corp.,
Sr. Sec’d. Notes, 144A
4.375%	06/01/19		53	52,603
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	07/15/22	(a)	88	84,700

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Schlumberger Investment SA,
Gtd. Notes
3.650%	12/01/23	(a)	98	$102,444
Gtd. Notes, 144A
2.400%	08/01/22		50	48,002
Schlumberger Oilfield UK PLC,
Gtd. Notes, 144A
4.200%	01/15/21		205	222,421
Scientific Games International, Inc.,
Gtd. Notes, 144A
10.000%	12/01/22	(a)	170	155,763
Sr. Sec’d. Notes, 144A
7.000%	01/01/22		40	40,500
Scotts Miracle-Gro Co. (The),
Gtd. Notes
6.625%	12/15/20		250	263,125
Sealed Air Corp.,
Gtd. Notes, 144A
4.875%	12/01/22		40	39,700
5.125%	12/01/24		40	40,400
5.250%	04/01/23	(a)	87	88,740
6.500%	12/01/20	(a)	55	60,225
8.375%	09/15/21		250	279,375
SemGroup Corp.,
Gtd. Notes
7.500%	06/15/21		47	47,000
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21		115	113,850
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17		735	748,512
2.875%	10/01/22		983	966,277
4.050%	12/01/23		225	238,030
Senior Housing Properties Trust,
Sr. Unsec’d. Notes
4.300%	01/15/16		2,035	2,077,479
6.750%	04/15/20		318	359,337
Serta Simmons Holdings LLC,
Sr. Unsec’d. Notes, 144A
8.125%	10/01/20		620	655,650
Service Corp. International,
Sr. Unsec’d. Notes
5.375%	01/15/22		500	512,500
5.375%	05/15/24		40	40,800
8.000%	11/15/21		85	98,387
Seventy Seven Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	07/15/22		44	25,740
Seventy Seven Operating LLC,
Gtd. Notes
6.625%	11/15/19	(a)	110	83,600
Shingle Springs Tribal Gaming Authority,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/21		105	117,600
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/22	(a)	55	53,625

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Simon Property Group LP,
Sr. Unsec’d. Notes, REIT
4.375%	03/01/21		175	$192,159
6.125%	05/30/18		150	170,714
Sinclair Television Group, Inc.,
Gtd. Notes
5.375%	04/01/21	(a)	593	588,553
6.125%	10/01/22	(a)	10	10,175
6.375%	11/01/21		40	41,200
Gtd. Notes, 144A
5.625%	08/01/24	(a)	125	120,937
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.250%	05/15/20		123	121,155
4.625%	05/15/23		101	94,435
5.750%	08/01/21		146	149,285
6.000%	07/15/24		491	503,275
Sitel LLC/Sitel Finance Corp.,
Gtd. Notes
11.500%	04/01/18		92	72,220
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21		230	230,000
SL Green Realty Corp.,
Gtd. Notes
5.000%	08/15/18		8	8,581
7.750%	03/15/20		677	808,757
SM Energy Co.,
Sr. Unsec’d. Notes
6.500%	11/15/21		284	275,480
6.500%	01/01/23		200	192,000
6.625%	02/15/19		7	6,860
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
6.625%	08/15/22		150	156,750
Sr. Unsec’d. Notes, 144A
5.250%	08/01/18		148	150,590
5.875%	08/01/21		15	15,300
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		365	423,835
5.250%	07/15/43		105	121,008
Spectra Energy Capital LLC,
Gtd. Notes
5.650%	03/01/20		495	549,925
8.000%	10/01/19		260	314,629
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	09/25/18		96	98,246
5.950%	09/25/43		38	45,105
Spectrum Brands, Inc.,
Gtd. Notes
6.625%	11/15/22		75	79,313
6.750%	03/15/20		410	428,450
Gtd. Notes, 144A
6.125%	12/15/24		29	29,435
Spirit AeroSystems, Inc.,
Gtd. Notes
5.250%	03/15/22		28	28,490

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		884	$855,270
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20	(a)	450	486,000
9.000%	11/15/18		450	511,830
Sr. Unsec’d. Notes
6.000%	11/15/22	(a)	152	139,840
7.000%	08/15/20	(a)	270	270,000
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	(a)	110	102,300
7.250%	09/15/21		37	36,676
7.875%	09/15/23		1,889	1,864,821
Standard Pacific Corp.,
Gtd. Notes
5.875%	11/15/24		33	33,000
8.375%	01/15/21	(a)	70	79,275
State Street Corp.,
Sr. Sub. Notes
3.100%	05/15/23		96	94,647
Sr. Unsec’d. Notes
3.700%	11/20/23		446	468,593
Station Casinos LLC,
Gtd. Notes
7.500%	03/01/21	(a)	75	76,875
Steel Dynamics, Inc.,
Gtd. Notes
5.250%	04/15/23		55	55,825
6.375%	08/15/22		95	100,700
Gtd. Notes, 144A
5.125%	10/01/21		20	20,375
5.500%	10/01/24		20	20,500
Stone Energy Corp.,
Gtd. Notes
7.500%	11/15/22		125	107,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.500%	08/15/22		20	19,000
7.500%	07/01/21		33	34,650
SunGard Data Systems, Inc.,
Gtd. Notes
6.625%	11/01/19		450	454,500
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44		330	332,624
5.350%	05/15/45	(a)	200	202,213
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		65	65,399
3.500%	01/20/17		270	281,463
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
7.750%	11/15/22		80	78,400
Swift Energy Co.,
Gtd. Notes
7.875%	03/01/22		110	56,925

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42		305	$316,039
Synchrony Financial,
Sr. Unsec’d. Notes
3.750%	08/15/21		830	847,836
Talos Production LLC/Talos Production Finance, Inc.,
Gtd. Notes, 144A
9.750%	02/15/18		58	52,780
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.250%	05/01/23	(a)	125	120,625
Target Corp.,
Sr. Unsec’d. Notes
2.300%	06/26/19	(a)	100	101,230
3.500%	07/01/24	(a)	770	799,393
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
7.750%	04/15/20		20	21,200
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		200	269,042
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20		100	111,663
Teleflex, Inc.,
Gtd. Notes, 144A
5.250%	06/15/24		55	55,000
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.375%	10/01/21	(a)	60	59,550
4.500%	04/01/21	(a)	553	554,383
4.750%	06/01/20		915	928,725
6.000%	10/01/20		93	99,866
6.250%	11/01/18	(a)	60	65,100
Sr. Unsec’d. Notes
6.750%	02/01/20		90	94,725
8.000%	08/01/20	(a)	565	596,075
8.125%	04/01/22	(a)	372	415,710
Sr. Unsec’d. Notes, 144A
5.000%	03/01/19	(a)	58	58,073
5.500%	03/01/19		40	40,900
Tenneco, Inc.,
Gtd. Notes
5.375%	12/15/24		28	28,700
Terex Corp.,
Gtd. Notes
6.000%	05/15/21	(a)	325	331,500
6.500%	04/01/20		200	207,000
Tesoro Corp.,
Gtd. Notes
5.125%	04/01/24		30	29,775
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
5.875%	10/01/20		170	170,425
6.125%	10/15/21		400	399,000
Gtd. Notes, 144A
5.500%	10/15/19		47	46,647
6.250%	10/15/22		45	44,887

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22		185	$175,351
Texas Gas Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.500%	02/01/21		295	300,104
Textron, Inc.,
Sr. Unsec’d. Notes
3.875%	03/01/25		235	235,414
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
3.950%	09/30/21		405	426,798
5.850%	04/15/40		100	116,152
Time Warner Cable, Inc.,
Gtd. Notes
4.125%	02/15/21		760	813,344
5.000%	02/01/20	(a)	205	225,907
5.500%	09/01/41		310	360,196
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%	03/15/23		140	188,424
Time Warner, Inc.,
Gtd. Notes
4.650%	06/01/44		245	255,431
4.750%	03/29/21		805	878,558
6.200%	03/15/40		435	529,575
T-Mobile USA, Inc.,
Gtd. Notes
5.250%	09/01/18		42	43,575
6.000%	03/01/23	(a)	39	39,097
6.125%	01/15/22		82	83,230
6.250%	04/01/21		134	137,149
6.375%	03/01/25		39	39,624
6.464%	04/28/19	(a)	28	29,120
6.500%	01/15/24		78	79,950
6.625%	11/15/20		134	136,345
6.625%	04/01/23		96	98,304
6.633%	04/28/21		69	70,811
6.731%	04/28/22		1,000	1,030,000
6.836%	04/28/23		120	123,900
Toll Brothers Finance Corp.,
Gtd. Notes
6.750%	11/01/19		8	8,960
Tops Holding Corp./Tops Markets LLC,
Sr. Sec’d. Notes
8.875%	12/15/17		105	107,100
Tosco Corp.,
Gtd. Notes
7.800%	01/01/27		100	137,129
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		335	340,641
TransDigm, Inc.,
Gtd. Notes
5.500%	10/15/20		150	146,625
6.000%	07/15/22		58	57,855
6.500%	07/15/24	(a)	58	58,290

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Transocean, Inc.,
Gtd. Notes
3.800%	10/15/22	(a)	199	$161,255
6.375%	12/15/21	(a)	255	235,225
6.500%	11/15/20	(a)	100	94,297
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes
8.125%	06/15/18		54	55,350
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Sr. Sec’d. Notes
8.750%	02/01/19	(a)	241	244,314
Tutor Perini Corp.,
Gtd. Notes
7.625%	11/01/18		145	150,075
Tyco International Finance SA,
Gtd. Notes
8.500%	01/15/19		120	146,207
UCI International, Inc.,
Gtd. Notes
8.625%	02/15/19		200	191,000
UDR, Inc.,
Gtd. Notes
3.700%	10/01/20		360	373,198
Ultra Petroleum Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	12/15/18		107	98,707
6.125%	10/01/24	(a)	121	104,060
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A
7.500%	02/15/19		85	83,725
Unit Corp.,
Gtd. Notes
6.625%	05/15/21		235	210,325
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27		100	103,500
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.450%	10/01/22		43	42,153
United Rentals North America, Inc.,
Gtd. Notes
6.125%	06/15/23		365	383,250
7.375%	05/15/20		1,000	1,080,000
8.375%	09/15/20	(a)	250	268,125
United Surgical Partners International, Inc.,
Gtd. Notes
9.000%	04/01/20		395	424,131
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23		29	28,453
2.875%	12/15/21		55	55,626
3.950%	10/15/42		340	337,964
4.700%	02/15/21		95	106,919
5.800%	03/15/36		100	123,822
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
3.750%	08/01/19		14	14,000
4.750%	08/01/22		19	19,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21		75	$79,875
Sr. Sec’d. Notes, 144A
5.125%	05/15/23		55	55,550
6.750%	09/15/22		418	447,260
7.875%	11/01/20	(a)	42	44,730
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		243	247,574
US Airways 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.375%	05/15/23		163	166,067
US Concrete, Inc.,
Sr. Sec’d. Notes
8.500%	12/01/18		70	73,150
USI, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21		76	74,100
Vail Resorts, Inc.,
Gtd. Notes
6.500%	05/01/19		88	91,080
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.625%	12/01/21	(a)	45	45,337
6.375%	10/15/20		75	78,375
6.750%	08/15/18		149	158,502
6.750%	08/15/21		44	45,980
6.875%	12/01/18		43	44,355
7.000%	10/01/20		630	664,650
7.250%	07/15/22		640	682,400
7.500%	07/15/21		685	739,800
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes, REIT
4.250%	03/01/22		615	646,193
4.750%	06/01/21		270	293,462
VeriSign, Inc.,
Sr. Unsec’d. Notes
4.625%	05/01/23		46	45,080
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.450%	11/01/22		150	140,739
2.500%	09/15/16		1,038	1,061,018
3.500%	11/01/24	(a)	170	167,025
3.850%	11/01/42		1,270	1,132,181
4.500%	09/15/20		719	780,659
5.150%	09/15/23		185	204,283
5.850%	09/15/35		100	117,516
6.400%	09/15/33		361	444,674
6.550%	09/15/43	(a)	885	1,133,817
Sr. Unsec’d. Notes, 144A
2.625%	02/21/20	(a)	33	32,623
4.862%	08/21/46	(a)	640	657,425
Verizon Pennsylvania LLC,
Gtd. Notes
8.350%	12/15/30		300	412,077
8.750%	08/15/31		300	436,604

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Viacom, Inc.,
Sr. Unsec’d. Notes
3.250%	03/15/23		96	$92,711
3.875%	12/15/21		200	207,031
4.375%	03/15/43		390	359,113
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19		70	73,850
Viking Cruises Ltd.,
Sr. Unsec’d. Notes, 144A
8.500%	10/15/22		104	112,580
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.750%	03/15/23		150	148,325
2.950%	01/15/22		325	328,215
Voya Financial, Inc.,
Gtd. Notes
2.900%	02/15/18		725	742,221
5.500%	07/15/22		135	152,498
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21		165	192,225
VWR Funding, Inc.,
Gtd. Notes
7.250%	09/15/17		58	60,610
W&T Offshore, Inc.,
Gtd. Notes
8.500%	06/15/19		115	75,325
Walgreen Co.,
Sr. Unsec’d. Notes
1.800%	09/15/17		69	69,034
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
3.800%	11/18/24	(a)	260	265,174
4.800%	11/18/44	(a)	140	147,612
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
4.000%	04/11/43		335	347,556
4.300%	04/22/44	(a)	215	234,682
5.000%	10/25/40		490	578,891
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
2.550%	02/15/22		100	99,362
Waste Management, Inc.,
Gtd. Notes
2.900%	09/15/22		54	53,433
7.375%	03/11/19		80	96,683
WCI Communities, Inc.,
Gtd. Notes
6.875%	08/15/21		74	74,185
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22		100	89,003
5.950%	04/15/42	(a)	85	71,972
6.750%	09/15/40		60	55,889
9.875%	03/01/39		110	137,176
Weingarten Realty Investors,
Sr. Unsec’d. Notes
4.450%	01/15/24		275	291,561

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Wells Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	02/01/20		55	$56,375
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(c)	12/29/49		89	89,668
7.980%(c)	03/29/49	(a)	455	502,206
Sr. Unsec’d. Notes
2.150%	01/15/19		89	89,235
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	(a)	990	1,033,487
4.600%	04/01/21	(a)	600	667,595
Sub. Notes
3.450%	02/13/23		420	425,667
4.125%	08/15/23	(a)	160	167,933
5.375%	11/02/43		670	762,268
Sub. Notes, MTN
4.650%	11/04/44	(a)	100	103,186
West Corp.,
Gtd. Notes, 144A
5.375%	07/15/22	(a)	101	96,708
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		230	233,128
Western Refining, Inc.,
Gtd. Notes
6.250%	04/01/21		27	26,325
WhiteWave Foods Co. (The),
Gtd. Notes
5.375%	10/01/22		49	50,470
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19	(a)	90	84,150
5.750%	03/15/21		200	185,500
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23		205	184,108
5.750%	06/24/44		50	43,493
Williams Partners LP,
Sr. Unsec’d. Notes
3.900%	01/15/25		120	115,329
4.300%	03/04/24		400	399,265
4.900%	01/15/45		230	215,410
Windstream Corp.,
Gtd. Notes
7.500%	06/01/22		58	57,855
7.750%	10/01/21		1,031	1,051,620
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
3.650%	12/15/42		44	44,358
4.250%	12/15/19		160	173,829
WMG Acquisition Corp.,
Gtd. Notes, 144A
6.750%	04/15/22		134	121,940
Sr. Sec’d. Notes, 144A
6.000%	01/15/21	(a)	368	368,000
Woodside Homes Co. LLC/Woodside Homes Finance, Inc.,
Gtd. Notes, 144A
6.750%	12/15/21		40	39,800

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24	(a)	303	$281,790
6.000%	01/15/22	(a)	350	336,875
WR Grace & Co-Conn,
Gtd. Notes, 144A
5.125%	10/01/21	(a)	90	92,250
5.625%	10/01/24		15	15,637
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Sr. Unsec’d. Notes
5.375%	03/15/22	(a)	50	50,750
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
0.750%	05/09/16		54	53,904
4.700%	05/15/20		625	693,524
6.500%	07/01/36		140	189,752
Xerox Corp.,
Sr. Unsec’d. Notes
5.625%	12/15/19		150	168,581
Xilinx, Inc.,
Sr. Unsec’d. Notes
2.625%	06/15/17		428	644,140
XPO Logistics, Inc.,
Sr. Unsec’d. Notes, 144A
7.875%	09/01/19		46	48,070
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
10.125%	07/01/20		86	96,905
Zebra Technologies Corp.,
Sr. Unsec’d. Notes, 144A
7.250%	10/15/22	(a)	349	366,450
Zoetis, Inc.,
Sr. Unsec’d. Notes
1.875%	02/01/18		41	40,631

				327,843,708

Uruguay
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.,
Gtd. Notes, 144A
7.250%	05/01/22		53	52,470

Venezuela
Petroleos de Venezuela SA,
Gtd. Notes
5.375%	04/12/27		2,513	880,108
Gtd. Notes, RegS
6.000%	11/15/26		1,353	493,723

				1,373,831

TOTAL CORPORATE BONDS (cost $419,164,152)				418,873,375

FOREIGN GOVERNMENT BONDS — 2.0%
Argentine Government International Bond (Argentina),
Sr. Unsec’d. Notes
8.280%	12/31/33	(a)	554	460,212

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Belize Government International Bond (Belize),
Sr. Unsec’d. Notes, 144A (5.000% until 08/20/17)
6.767%(t)	02/20/38			23	$16,159
Sr. Unsec’d. Notes, RegS (5.000% until 08/20/17)
6.767%(t)	02/20/38			168	119,977
Bolivian Government International Bond (Bolivia),
Sr. Unsec’d. Notes, RegS
5.950%	08/22/23	(a)		200	210,000
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	08/15/50		BRL	145	132,782
10.000%	01/01/21		BRL	770	261,427
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
2.625%	01/05/23	(a)		1,200	1,092,000
4.250%	01/07/25			500	500,000
5.000%	01/27/45			250	245,000
5.625%	01/07/41	(a)		235	253,213
7.125%	01/20/37			1,105	1,400,587
8.000%	01/15/18			152	165,848
8.250%	01/20/34			482	661,545
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24			900	920,250
6.125%	01/18/41	(a)		362	433,495
7.375%	03/18/19			450	528,750
7.375%	09/18/37			233	313,967
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, RegS
4.250%	01/26/23			320	292,800
5.625%	04/30/43			200	164,500
7.000%	04/04/44			350	343,000
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, RegS
6.750%	11/05/19			350	383,250
Dominican Republic Government International Bond (Dominican Republic),
Sr. Unsec’d. Notes, RegS
5.875%	04/18/24			370	377,400
6.600%	01/28/24			100	106,500
7.450%	04/30/44			430	470,166
7.500%	05/06/21			100	109,643
9.040%	01/23/18			198	210,298
Ecuador Government International Bond (Ecuador),
Notes, RegS
9.375%	12/15/15			400	390,000
Sr. Unsec’d. Notes, 144A
7.950%	06/20/24			200	171,000
Sr. Unsec’d. Notes, RegS
7.950%	06/20/24			200	171,000
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, RegS
6.875%	04/30/40			200	205,500
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, RegS
5.875%	01/30/25			258	250,905
7.650%	06/15/35			65	68,900
7.750%	01/24/23			300	330,000
8.250%	04/10/32			69	78,660
Unsec’d. Notes, RegS
6.375%	01/18/27			120	120,300

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Guatemala Government International Bond (Guatemala),
Sr. Unsec’d. Notes, RegS
5.750%	06/06/22			200	$216,450
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes, RegS
7.500%	03/15/24			200	208,500
Hungary Government International Bond (Hungary),
Bonds
5.500%	06/24/25		HUF	49,500	218,105
Sr. Unsec’d. Notes
5.375%	02/21/23			466	502,115
5.375%	03/25/24			936	1,013,220
5.750%	11/22/23			420	465,150
6.250%	01/29/20			610	685,487
6.375%	03/29/21			156	178,328
7.625%	03/29/41	(a)		290	385,555
Iceland Government International Bond (Iceland),
Unsec’d. Notes, RegS
4.875%	06/16/16			115	120,331
5.875%	05/11/22			640	717,258
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, RegS
5.250%	01/17/42			400	403,500
5.375%	10/17/23			650	708,500
5.875%	03/13/20			300	332,250
5.875%	01/15/24			1,100	1,243,000
8.500%	10/12/35			960	1,334,400
11.625%	03/04/19			100	132,125
3.375%	04/15/23			200	189,000
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A
5.375%	07/23/24			400	382,080
Sr. Unsec’d. Notes, RegS
5.750%(t)	12/31/32			310	296,050
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
7.625%	07/09/25			300	313,500
8.000%	06/24/19			300	319,500
8.000%	03/15/39			100	100,250
9.250%	10/17/25			160	181,800
Unsec’d. Notes
10.625%	06/20/17			49	55,615
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, 144A
3.875%	10/14/24			400	374,500
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes, 144A
6.875%	06/24/24			400	419,000
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes, MTN
6.375%	03/09/20			300	313,506
6.600%	11/27/26			250	257,500
9.000%	03/20/17			210	228,711
Sr. Unsec’d. Notes, RegS
8.250%	04/12/21			1,730	1,959,121
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, RegS
6.125%	03/09/21			350	407,095
6.625%	02/01/22			250	301,875
7.375%	02/11/20			350	422,145

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.625%	03/15/22	300	$306,450
4.000%	10/02/23	1,774	1,840,525
5.550%	01/21/45	800	930,000
5.750%	10/12/2110	200	215,000
Sr. Unsec’d. Notes, MTN
3.500%	01/21/21	250	255,250
6.750%	09/27/34	380	496,280
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, RegS
4.250%	12/11/22	400	405,000
5.500%	12/11/42	250	257,257
Namibia Government International Bonds (Namibia),
Sr. Unsec’d. Notes, RegS
5.500%	11/03/21	200	210,000
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, RegS
6.875%	06/01/17	300	303,750
7.250%	04/15/19	200	202,900
8.250%	04/15/24	200	205,500
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.000%	09/22/24	200	205,500
4.300%	04/29/53	620	582,800
8.875%	09/30/27	463	671,350
9.375%	04/01/29	120	182,100
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
8.750%	11/21/33	452	703,990
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
4.200%	01/21/24	520	564,200
6.375%	10/23/34	300	402,000
7.750%	01/14/31	1,270	1,828,800
8.375%	06/17/19	235	298,567
10.625%	03/16/25	120	193,200
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.000%	03/17/23	75	74,689
4.000%	01/22/24	230	244,087
Province of Ontario Canada (Canada),
Sr. Unsec’d. Notes
1.650%	09/27/19	321	317,305
2.300%	05/10/16	175	178,859
Province of Quebec Canada (Canada),
Debs.
7.500%	07/15/23	225	304,614
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, RegS
9.375%	09/14/18	100	89,000
9.625%	04/18/28	200	175,000
10.875%	01/26/21	160	145,600
Provincia de Cordoba (Argentina),
Sr. Unsec’d. Notes, RegS
12.375%	08/17/17	200	182,000
Republic of Argentina (Argentina),
Bonds
7.000%	10/03/15	109	106,137

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Republic of Belarus (Belarus),
Sr. Unsec’d. Notes
8.750%	08/03/15			100	$94,170
8.950%	01/26/18			410	375,929
Republic of Honduras (Honduras),
Sr. Unsec’d. Notes, RegS
8.750%	12/16/20			470	519,350
Republic of Iraq (Iraq),
Unsec’d. Notes, RegS
5.800%	01/15/28			250	208,750
Republic of Serbia (Serbia),
Bonds, RegS
4.875%	02/25/20			400	399,400
Sr. Unsec’d. Notes, RegS
7.250%	09/28/21			350	392,028
Romanian Government International Bond (Romania),
Bonds
5.850%	04/26/23		RON	740	231,639
Sr. Unsec’d. Notes, 144A
4.375%	08/22/23			110	115,637
Sr. Unsec’d. Notes, RegS
4.375%	08/22/23			340	357,425
4.875%	01/22/24			322	350,980
6.750%	02/07/22			34	40,923
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, 144A
3.250%	04/04/17			200	190,628
3.500%	01/16/19			200	180,266
Sr. Unsec’d. Notes, RegS
3.250%	04/04/17			200	190,628
3.500%	01/16/19			1,000	901,330
4.875%	09/16/23			1,000	891,000
5.625%	04/04/42			800	667,496
5.875%	09/16/43			200	172,424
7.500%(t)	03/31/30			3,991	4,138,657
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, RegS
5.250%	02/18/24			370	406,537
South Africa Government Bond (South Africa),
Bonds
10.500%	12/21/26		ZAR	9,230	959,493
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20			200	219,000
5.875%	09/16/25			800	901,000
6.875%	05/27/19			200	228,500
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, RegS
5.875%	07/25/22	(a)		630	640,237
6.250%	10/04/20			200	208,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.875%	04/16/43		500	$498,040
5.750%	03/22/24		690	771,075
6.000%	01/14/41		650	737,750
6.750%	04/03/18		100	111,250
7.000%	03/11/19		600	684,000
7.000%	06/05/20		759	882,526
7.375%	02/05/25		1,035	1,287,933
7.500%	07/14/17		240	267,900
8.000%	02/14/34		695	951,455
Unsec’d. Notes
6.625%	02/17/45		200	245,450
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, RegS
6.580%	11/21/16		200	124,000
7.750%	09/23/20		400	240,000
7.800%	11/28/22		400	244,000
7.950%	02/23/21		200	122,000
9.250%	07/24/17	(a)	400	244,000
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50		450	456,750
7.625%	03/21/36		239	326,159
Sr. Unsec’d. Notes, PIK
7.875%	01/15/33		39	54,289
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
7.650%	04/21/25		159	67,416
Sr. Unsec’d. Notes, RegS
6.000%	12/09/20		504	213,232
9.250%	05/07/28		400	175,600
7.750%	10/13/19		1,330	590,520
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24		230	236,325
Sr. Unsec’d. Notes, RegS
6.750%	01/29/20		300	336,765

TOTAL FOREIGN GOVERNMENT BONDS (cost $65,784,847)				64,272,378

MUNICIPAL BONDS
California
City of Los Angeles Department of Airports,
Revenue Bonds
6.582%	05/15/39		90	118,062
Illinois
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33		350	349,255
New York
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62		240	253,282

TOTAL MUNICIPAL BONDS (cost $692,249)				720,599

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.0%
Alternative Loan Trust,
Series 2003-J1, Class 3A1
5.000%	10/25/18	273	$273,302
Series 2004-4CB, Class 1A5
5.500%	04/25/34	41	42,081
Series 2004-24CB, Class 2A1
5.000%	11/25/19	361	365,089
Series 2004-28CB, Class 3A1
6.000%	01/25/35	1,205	1,197,674
Series 2004-32CB, Class 2A5
5.500%	02/25/35	811	799,303
Series 2004-J5, Class 2A1
0.835%(c)	08/25/34	1,470	1,453,940
Series 2005-21CB, Class A17
6.000%	06/25/35	1,548	1,559,064
Series 2005-46CB, Class A1
5.750%	10/25/35	1,039	998,084
Series 2005-64CB, Series 1A15
5.500%	12/25/35	1,555	1,470,536
Series 2005-85CB, Class 2A2
5.500%	02/25/36	246	229,144
Series 2005-J3, Class 3A1
6.500%	09/25/34	654	657,638
Banc of America Alternative Loan Trust,
Series 2006-5, Class 3A1
6.000%	06/25/46	536	533,109
Banc of America Mortgage Trust,
Series 2005-F, Class 3A1
2.613%(c)	07/25/35	213	201,059
Bear Stearns ARM Trust,
Series 2004-2, Class 11A
2.624%(c)	05/25/34	661	644,848
Series 2005-6, Class 1A1
2.674%(c)	08/25/35	628	547,205
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC5, Class A2
0.570%(c)	10/25/34	227	199,237
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC1, Class A2
1.168%(c)	03/25/34	801	736,683
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A1
2.506%(c)	07/25/37	359	362,771
CHL Mortgage Pass-Through Trust,
Series 2004-9, Class A7
5.250%	06/25/34	394	408,876
Series 2004-25, Class 2A1
0.510%(c)	02/25/35	712	640,106
Series 2005-HYB1, Class 4A1
2.482%(c)	03/25/35	540	496,950
Series 2006-10, Class 1A11
5.850%	05/25/36	248	225,221
Series 2006-15, Class A1
6.250%	10/25/36	287	256,939
Series 2006-18, Class 2A7
6.000%	12/25/36	548	504,570
Series 2007-16, Class A1
6.500%	10/25/37	1,202	1,132,793

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Citicorp Mortgage Securities Trust,
Series 2007-6, Class 1A10
6.000%	07/25/37	178	$179,233
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A5
5.250%	09/25/33	1,283	1,332,710
Series 2005-6, Class A2
2.280%(c)	09/25/35	697	697,273
Series 2005-11, Class A2A
2.510%(c)	10/25/35	1,772	1,753,357
Series 2006-4, Class 2A1A
6.000%	12/25/35	2,535	2,337,887
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-AR6, Class 7A1
2.509%(c)	10/25/34	933	948,957
Series 2005-7, Class 5A1
4.750%	08/25/20	595	596,844
Series 2005-10, Class 1A1
5.000%	11/25/20	467	471,908
Series 2005-10, Class 12A1
5.250%	11/25/20	50	49,837
Fannie Mae Grantor Trust,
Series 2002-T12, Class A3
7.500%	05/25/42	250	293,153
Series 2002-T19, Class A2
7.000%	07/25/42	413	472,971
Fannie Mae Interest Strip,
Series 417, Class C11, IO
2.500%	02/25/28	4,237	421,722
Fannie Mae REMIC Trust,
Series 2002-W10, Class A4
5.700%	08/25/42	1,551	1,679,046
Series 2003-W10, Class 3A5
4.299%	06/25/43	802	865,591
Series 2004-W11, Class 1A1
6.000%	05/25/44	732	853,939
Series 2004-W11, Class 1PO, PO
1.000%(s)	05/25/44	542	507,472
Series 2004-W12, Class 1A2
6.500%	07/25/44	525	603,274
Series 2004-W12, Class 1PO, PO
1.000%(s)	07/25/44	920	849,444
Series 2009-W1, Class A
6.000%	12/25/49	499	553,826
Fannie Mae REMICS,
Series 2001-63, Class TC
6.000%	12/25/31	494	552,211
Series 2011-84, Class PZ
5.250%	09/25/41	357	430,289
Series 2003-34, Class SG, IO
6.831%(c)	02/25/33	865	74,008
Series 2003-49, Class YC
4.000%	06/25/23	273	290,787
Series 2003-78, Class B
5.000%	08/25/23	931	1,009,673
Series 2004-70, Class EB
5.000%	10/25/24	156	168,763
Series 2005-87, Class PE

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.000%	12/25/33	169	$171,026
Series 2006-44, Class P, PO
1.000%(s)	12/25/33	104	96,894
Series 2006-77, Class PC
6.500%	08/25/36	221	250,506
Series 2006-114, Class HD
5.500%	10/25/35	360	372,708
Series 2006-118, Class A2
0.219%(c)	12/25/36	130	128,571
Series 2007-30, Class KA
5.000%	07/25/36	1,192	1,232,636
Series 2007-109, Class YI, IO
6.281%(c)	12/25/37	1,095	149,964
Series 2008-85, Class EB
5.000%	09/25/28	123	129,926
Series 2010-27, Class PM
4.000%	01/25/39	123	124,516
Series 2010-111, Class AE
5.500%	04/25/38	350	376,227
Series 2011-37, Class VC
4.500%	01/25/28	1,679	1,726,656
Series 2011-52, Class GB
5.000%	06/25/41	1,010	1,131,486
Series 2012-13, Class JP
4.500%	02/25/42	349	371,577
Series 2013-4, Class AJ
3.500%	02/25/43	825	846,891
Series 2013-4, Class PC
2.000%	06/25/42	1,248	1,210,715
Series 2013-13, Class IK, IO
2.500%	03/25/28	3,186	310,941
Series 2013-83, Class CA
3.500%	10/25/37	971	1,011,870
Series 2013-96, Class YA
3.500%	09/25/38	1,304	1,361,500
Fannie Mae Trust,
Series 2003-W3, Class 2A5
5.356%	06/25/42	329	366,204
Series 2003-W6, Class 1A41
5.398%	10/25/42	682	740,091
Series 2003-W6, Class F
0.520%(c)	09/25/42	755	750,827
Series 2004-W1, Class 1A7
5.681%	11/25/43	1,103	1,228,536
Series 2004-W9, Class 1PO, PO
1.000%(s)	02/25/44	764	714,455
FDIC Trust,
Series 2013-N1, Class A, 144A
4.500%	10/25/18	95	95,328
FHLMC Multifamily Structured Pass-Through Trust,
Series K708, Class X1, IO
1.504%(s)	01/25/19	12,780	686,060
FHLMC Structured Pass-Through Securities,
Series T-48, Class 1A4
5.538%	07/25/33	825	916,701
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR7, Class 4A1
3.268%(c)	02/25/35	600	570,273

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-2, Class 1A3
6.000%	08/25/36	598	$582,132
Freddie Mac REMICS,
Series 2121, Class C
6.000%	02/15/29	493	540,276
Series 2768, Class PK
5.000%	03/15/34	195	207,424
Series 2846, Class GB
5.000%	08/15/24	1,025	1,119,338
Series 2877, Class PB
5.500%	10/15/34	880	972,230
Series 2902, Class QG
5.500%	12/15/34	400	444,598
Series 2907, Class VC
4.500%	05/15/34	298	300,602
Series 3158, Class NE
5.500%	05/15/36	433	469,597
Series 3187, Class Z
5.000%	07/15/36	789	846,346
Series 3443, Class PT
6.500%	03/15/37	1,031	1,171,712
Series 3552, Class CA
4.500%	03/15/27	94	94,782
Series 3704, Class DC
4.000%	11/15/36	256	271,127
Series 3770, Class KB
4.000%	12/15/25	1,845	1,994,999
Series 3777, Class EM
4.500%	01/15/29	2,000	2,130,746
Series 3816, Class HN
4.500%	01/15/41	485	521,592
Series 3819, Class JP
4.000%	08/15/39	316	322,886
Series 3825, Class CB
3.500%	03/15/26	1,807	1,884,155
Series 3827, Class BM
5.500%	08/15/39	1,535	1,664,465
Series 3829, Class BE
3.500%	03/15/26	1,000	1,046,423
Series 3920, Class LP
5.000%	01/15/34	690	749,850
Series 4054, Class HI, IO
3.000%	05/15/26	3,800	329,856
Series 4136, Class DF
0.467%(c)	11/15/42	1,700	1,687,487
Series 4168, Class JA
3.500%	02/15/43	844	876,365
Series 4219, Class JA
3.500%	08/15/39	1,097	1,147,039
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	1,288	1,320,194
Series 304, Class C32, IO
3.000%	12/15/27	2,419	258,373
Government National Mortgage Assoc.,
Series 2003-34, Class PM
4.000%	04/20/33	680	717,070
Series 2004-19, Class KE

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.000%	03/16/34	855	$957,809
Series 2005-3, Class QB
5.000%	01/16/35	250	278,471
Series 2008-38, Class BG
5.000%	05/16/38	360	404,764
Series 2009-116, Class VE
4.500%	08/20/28	1,187	1,264,604
Series 2011-22, Class WA
5.959%(c)	02/20/37	570	633,588
Series 2012-80, Class IB, IO
0.300%(c)	10/20/39	23,734	176,874
Series 2012-H21, Class CF
0.856%(c)	05/20/61	2,164	2,182,017
Series 2012-H24, Class FG
0.586%(c)	04/20/60	795	797,559
Series 2012-H31, Class FD
0.498%(c)	12/20/62	988	979,384
Series 2013-H04, Class BA
1.650%	02/20/63	842	834,822
Series 2013-H05, Class FB
0.558%(c)	02/20/62	904	905,034
Homestar Mortgage Acceptance Corp.,
Series 2004-4, Class A3
0.720%(c)	09/25/34	413	409,220
Impac CMB Trust,
Series 2004-5, Class 1M3
1.115%(c)	10/25/34	547	494,742
Series 2004-9, Class 1A1
0.930%(c)	01/25/35	1,021	921,111
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR12, Class A1
0.950%(c)	12/25/34	2,660	2,239,375
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A1
5.000%	06/25/21	170	167,069
Series 2007-A1, Class 3A2
2.580%(c)	07/25/35	496	491,835
Series 2007-S3, Class 2A3
6.000%	08/25/22	673	672,545
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.470%(c)	11/25/35	3,795	3,355,045
MASTR Alternative Loan Trust,
Series 2004-6, Class 8A1
5.500%	07/25/34	2,454	2,550,062
Series 2005-6, Class 1A2
5.500%	12/25/35	1,060	941,771
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	564	598,652
Merrill Lynch Mortgage Investors Trust,
Series 2003-A, Class 2A1
0.950%(c)	03/25/28	625	578,675
Series 2003-F, Class A1
0.810%(c)	10/25/28	491	487,785
Series 2004-B, Class A1
0.670%(c)	05/25/29	387	368,936

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A5
2.332%(c)	07/25/34	299	$297,047
Series 2006-7, Class 1A
5.000%	06/25/21	692	642,708
Opteum Mortgage Acceptance Corp.,
Series 2005-5, Class 2A1B
5.640%(c)	12/25/35	3	3,122
Opteum Mortgage Acceptance Corp. Trust,
Series 2006-1, Class 1APT
0.380%(c)	04/25/36	389	320,696
RALI Trust,
Series 2004-QA3, Class CB2
3.476%(c)	08/25/34	2,163	2,219,790
Series 2004-QS5, Class A6
0.770%(c)	04/25/34	172	169,399
Residential Asset Securitization Trust,
Series 2004-A3, Class A7
5.250%	06/25/34	797	827,480
Series 2005-A8CB, Class A11
6.000%	07/25/35	2,921	2,666,901
RFMSI Trust,
Series 2003-S14, Class A5
0.570%(c)	07/25/18	255	250,334
Series 2005-S9, Class A5
5.750%	12/25/35	378	360,754
Series 2007-S9, Class 2A1
5.500%	09/25/22	180	181,418
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1
0.365%(c)	07/20/36	935	870,377
Springleaf Mortgage Loan Trust,
Series 2012-3A, Class A, 144A
1.570%(c)	12/25/59	87	87,286
Series 2013-1A, Class A, 144A
1.270%(c)	06/25/58	341	339,480
Series 2013-2A, Class M1, 144A
3.520%(c)	12/25/65	722	736,615
Series 2013-2A, Class M2, 144A
4.480%(c)	12/25/65	700	720,637
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-9XS, Class A
0.540%(c)	07/25/34	775	743,768
Series 2005-19XS, Class 2A1
0.470%(c)	10/25/35	1,797	1,668,826
Structured Asset Mortgage Investments II Trust,
Series 2003-AR4, Class A1
0.868%(c)	01/19/34	1,171	1,135,243
Series 2004-AR1, Class 1A1
0.868%(c)	03/19/34	1,282	1,254,099
Series 2005-AR7, Class 5A1
1.573%(c)	03/25/46	1,209	1,012,748
Structured Asset Securities Corp.,
Series 2003-3XS, Class A8
5.230%	03/25/33	413	430,755
Series 2004-15, Class 1A1
5.376%(c)	09/25/24	1,366	1,423,042

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp. Trust,
Series 2005-6, Class 5A2
5.000%	05/25/35	407	$415,291
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR10, Class 1A4
2.394%(c)	09/25/35	260	258,859
Series 2005-AR12, Class 1A8
2.329%(c)	10/25/35	897	868,500
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-G, Class A1
2.490%(c)	06/25/33	1,473	1,487,326
Series 2003-H, Class A1
2.615%(c)	09/25/33	200	202,203
Series 2003-N, Class 2A1
2.491%(c)	12/25/33	689	677,902
Series 2004-DD, Class 2A6
2.615%(c)	01/25/35	2,079	2,069,712
Series 2004-R, Class 2A1
2.615%(c)	09/25/34	525	531,583
Series 2005-AR3, Class 1A1
2.619%(c)	03/25/35	1,560	1,571,369
Series 2006-AR8, Class 3A1
2.601%(c)	04/25/36	1,309	1,263,128
Series 2007-2, Class 3A5
5.250%	03/25/37	485	497,987
Series 2007-7, Class A43
0.670%(c)	06/25/37	211	182,979

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $125,332,534)			126,756,259

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.4%
Fannie Mae Principal Strip, MTN
4.628%(s)	05/15/30	900	547,301
Federal Home Loan Mortgage Corp.
3.500%	03/01/32-07/01/33	16,853	17,710,371
4.000%	02/01/26-10/01/42	3,363	3,618,130
4.500%	09/01/24-03/01/44	2,110	2,320,120
5.000%	04/01/22-10/01/40	2,994	3,290,069
5.500%	06/01/23-06/01/37	1,480	1,605,101
7.000%	11/01/37	467	517,688
Federal National Mortgage Assoc.
0.644%(c)	11/01/23	2,000	2,000,034
1.735%	05/01/20	1,115	1,100,681
1.770%	02/01/20	1,519	1,507,513
2.010%	06/01/20	1,300	1,301,207
2.180%	07/01/20	1,157	1,160,070
2.330%	01/01/23	1,000	991,009
2.340%	12/01/22	2,031	2,014,244
2.350%	05/01/23	931	922,136
2.370%	12/01/22	800	793,999
2.390%	12/01/22	1,020	1,016,874
2.400%	09/01/22	2,000	1,995,659
2.450%	05/01/23	1,830	1,822,300
2.520%	05/01/23	1,500	1,494,591
2.570%	03/01/23	1,180	1,186,166
2.610%	03/01/23	1,585	1,588,086

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.666%	12/01/22		1,063	$1,080,499
2.710%	10/01/22		1,241	1,227,114
2.740%	08/01/22		2,000	2,033,946
2.770%	06/01/23		1,940	1,972,107
2.840%	07/01/22		1,350	1,383,803
2.960%	04/01/22		955	988,772
3.030%	12/01/21		1,613	1,676,569
3.440%	11/01/23		1,783	1,891,200
3.450%	01/01/24		1,885	2,001,103
3.500%	08/01/32-08/01/43		20,146	21,142,203
3.540%	10/01/20		1,500	1,605,277
3.590%	08/01/23		2,325	2,494,549
3.760%	03/01/24		2,045	2,210,295
3.770%	09/01/21		1,500	1,617,736
3.804%	05/01/22		899	966,168
4.000%	06/01/32-07/01/43		6,743	7,277,139
4.010%	08/01/21		903	991,902
4.340%	04/01/20		996	1,098,583
4.380%	06/01/21		949	1,058,647
4.500%	06/01/26-04/01/44		2,513	2,741,034
4.506%	06/01/19		1,425	1,541,372
4.762%	08/01/26		1,356	1,563,365
5.000%	04/01/23-07/01/41		5,974	6,576,508
5.500%	07/01/21-04/01/37		5,154	5,708,007
6.000%	10/01/22-04/01/39		3,723	4,206,398
7.000%	01/01/39		569	657,887
7.500%	10/01/35		671	781,873
Government National Mortgage Assoc.
4.500%	06/20/25-11/15/39		1,270	1,373,738
5.000%	04/15/25		2,066	2,235,267
6.000%	01/15/40		1,417	1,618,317
Residual Funding Corp., Principal Strip, Sr. Unsec’d. Notes, PO
1.620%(s)	07/15/20		2,000	1,776,410
1.700%(s)	10/15/20		2,500	2,210,097
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.750%	10/15/18		220	222,057
4.875%	01/15/48		520	621,038
Tennessee Valley Authority Principal Strip, Bonds, PO
3.840%(s)	06/15/35		775	390,302

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $138,105,763)				139,444,631

U.S. TREASURY OBLIGATIONS — 3.5%
U.S. Treasury Bonds
3.125%	08/15/44		280	301,437
3.375%	05/15/44		190	213,898
3.625%	02/15/44		15	17,652
U.S. Treasury Notes
0.250%	01/31/15-03/31/15	(k)	45,465	45,470,355
0.500%	07/31/17		1,850	1,829,043
0.625%	04/30/18		25	24,492
0.750%	12/31/17		10	9,895
1.000%	06/30/19		2,550	2,488,440
1.250%	10/31/18		40	39,741
U.S. Treasury Strips
0.604%(s)	08/15/17		5,000	4,871,995
0.700%(s)	02/15/18		5,000	4,813,540
1.397%(s)	05/15/21		7,000	6,154,071

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
1.432%(s)	11/15/19	(a)	9,000	$8,290,368
1.912%(s)	05/15/20		8,160	7,398,925
2.230%(s)	02/15/21		9,865	8,749,505
2.406%(s)	02/15/22		7,760	6,682,865
2.707%(s)	05/15/23		2,035	1,689,720
2.810%(s)	02/15/34		1,800	1,072,319
2.845%(s)	02/15/35		335	193,851
2.956%(s)	02/15/29		2,860	1,982,732
3.382%(s)	05/15/31		2,425	1,569,353
3.938%(s)	11/15/31		465	296,238
4.235%(s)	02/15/28		6,000	4,288,032

TOTAL U.S. TREASURY OBLIGATIONS (cost $108,666,957)				108,448,467

TOTAL LONG-TERM INVESTMENTS (cost $2,562,960,761)				2,759,807,225

Shares
SHORT-TERM INVESTMENTS — 16.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 16.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $518,091,786; includes $137,371,262 of cash collateral for securities on loan)(b)(w)(Note 4)	518,091,786	518,091,786

			Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n)
U.S. Treasury Bills
0.030%	03/12/15	(k)	125	124,994
0.043%	01/08/15		105	105,000
0.085%	06/04/15	(k)	105	104,969

TOTAL U.S. TREASURY OBLIGATIONS (cost $334,954)				334,963

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $518,426,740)	$518,426,749

TOTAL INVESTMENTS — 104.2% (cost $3,081,387,501)	3,278,233,974
Liabilities in excess of other assets(x) — (4.2)%	(131,536,900)

NET ASSETS — 100.0%	$3,146,697,074

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $133,645,249; cash collateral of $137,371,262 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(t)	Represents step coupon bond. The rate shown reflects the coupon rate after the step date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
246	2 Year U.S. Treasury Notes	Mar. 2015	$53,838,469	$53,774,063	$(64,406)
45	5 Year U.S. Treasury Notes	Mar. 2015	5,352,664	5,351,836	(828)
1,213	10 Year Australian Treasury Bonds	Mar. 2015	955,480,488	957,375,746	1,895,258
258	10 Year U.S. Treasury Notes	Mar. 2015	32,501,953	32,713,594	211,641
1,712	20 Year U.S. Treasury Bonds	Mar. 2015	242,365,820	247,491,000	5,125,180
839	Euro STOXX 50	Mar. 2015	31,938,009	31,807,299	(130,710)
3,444	S&P 500 E-Mini	Mar. 2015	347,750,328	353,423,280	5,672,952
272	SGX CNX Nifty Index	Jan. 2015	4,514,879	4,547,296	32,417
860	TOPIX Index	Mar. 2015	99,952,839	101,056,103	1,103,264

					13,844,768

Short Positions:
1,284	2 Year U.S. Treasury Notes	Mar. 2015	280,995,375	280,674,375	321,000
527	5 Year U.S. Treasury Notes	Mar. 2015	62,697,047	62,675,946	21,101
633	10 Year Canadian Government Bonds	Mar. 2015	74,022,534	75,471,820	(1,449,286)
150	10 Year U.S. Treasury Notes	Mar. 2015	18,970,172	19,019,531	(49,359)
11	20 Year U.S. Treasury Bonds	Mar. 2015	1,581,922	1,590,188	(8,266)
28	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	4,486,648	4,625,250	(138,602)
266	ASX SPI 200 Index	Mar. 2015	28,029,599	29,224,624	(1,195,025)
201	FTSE 100 Index.	Mar. 2015	20,215,913	20,433,642	(217,729)
181	Russell 2000 Mini Index	Mar. 2015	20,948,035	21,732,670	(784,635)
209	S&P/TSX 60 Index	Mar. 2015	29,077,838	30,639,422	(1,561,584)

					(5,062,385)

					$8,782,383

(1)	Cash of $148,996 and U.S. Treasury Securities with a combined market value of $37,799,394 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/23/15	Citigroup Global Markets	AUD	6,552	$5,660,426	$5,328,461	$(331,965)
Expiring 03/18/15	State Street Bank	AUD	543	446,691	441,128	(5,563)
British Pound,
Expiring 01/20/15	Australia and New Zealand Banking Group	GBP	256	402,898	399,538	(3,360)
Expiring 01/20/15	Royal Bank of Canada	GBP	269	422,278	419,530	(2,748)
Expiring 02/23/15	Hong Kong & Shanghai Bank	GBP	339	529,524	528,246	(1,278)
Expiring 02/23/15	Standard Chartered PLC	GBP	645	1,012,529	1,005,381	(7,148)
Canadian Dollar,
Expiring 02/23/15	Citigroup Global Markets	CAD	8,112	7,117,730	6,973,578	(144,152)
Euro,
Expiring 01/20/15	Barclays Capital Group	EUR	464	566,906	560,923	(5,983)
Expiring 01/20/15	Royal Bank of Canada	EUR	327	409,535	395,727	(13,808)
Expiring 01/20/15	Societe Generale	EUR	400	497,219	484,127	(13,092)
Expiring 01/20/15	Standard Chartered PLC	EUR	958	1,187,696	1,159,902	(27,794)
Hong Kong Dollar,
Expiring 02/23/15	Credit Suisse First Boston Corp.	HKD	8,295	1,069,736	1,069,575	(161)
Hungarian Forint,
Expiring 03/18/15	Barclays Capital Group	HUF	110,664	432,029	422,136	(9,893)
Mexican Peso,
Expiring 03/18/15	Deutsche Bank AG	MXN	6,581	455,350	443,938	(11,412)
Expiring 03/31/15	BNP Paribas	MXN	3,087	207,286	208,023	737

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone,
Expiring 02/23/15	Westpac Banking Corp.	NOK	3,283	$482,166	$439,759	$(42,407)
Polish Zloty,
Expiring 03/18/15	Barclays Capital Group	PLN	1,541	455,071	433,856	(21,215)
Singapore Dollar,
Expiring 02/23/15	Citigroup Global Markets	SGD	1,391	1,071,245	1,048,589	(22,656)
South African Rand,
Expiring 03/31/15	Citigroup Global Markets	ZAR	485	41,377	41,298	(79)
Swedish Krona,
Expiring 02/23/15	Westpac Banking Corp.	SEK	7,479	1,008,628	959,590	(49,038)
Turkish Lira,
Expiring 03/18/15	BNP Paribas	TRY	3,058	1,327,202	1,287,631	(39,571)

				$24,803,522	$24,050,936	(752,586)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/23/15	Toronto Dominion	AUD	739	$634,204	$600,595	$33,609
Expiring 03/18/15	Barclays Capital Group	AUD	548	451,469	444,709	6,760
Expiring 03/18/15	Hong Kong & Shanghai Bank	AUD	542	446,097	440,040	6,057
Brazilian Real,
Expiring 03/18/15	Hong Kong & Shanghai Bank	BRL	1,171	436,655	431,184	5,471
Expiring 03/31/15	UBS AG	BRL	1,258	446,062	461,159	(15,097)
British Pound,
Expiring 01/20/15	Goldman Sachs & Co.	GBP	1,093	1,715,905	1,703,529	12,376
Expiring 02/23/15	Citigroup Global Markets	GBP	7,682	12,039,279	11,968,346	70,933
Expiring 02/23/15	Hong Kong & Shanghai Bank	GBP	636	996,996	990,985	6,011
Expiring 03/18/15	Hong Kong & Shanghai Bank	GBP	294	459,919	458,274	1,645
Colombian Peso,
Expiring 03/18/15	Deutsche Bank AG	COP	902,636	382,554	378,225	4,329
Euro,
Expiring 01/20/15	Goldman Sachs & Co.	EUR	299	372,116	361,671	10,445
Expiring 01/20/15	Royal Bank of Canada	EUR	785	962,682	949,561	13,121
Expiring 01/20/15	State Street Bank	EUR	38,588	48,205,648	46,704,052	1,501,596
Expiring 02/23/15	Australia and New Zealand Banking Group	EUR	826	1,023,476	1,000,460	23,016
Expiring 02/23/15	Citigroup Global Markets	EUR	326	406,290	394,483	11,807
Expiring 02/23/15	Credit Suisse First Boston Corp.	EUR	515	641,248	623,618	17,630
Expiring 02/23/15	Westpac Banking Corp.	EUR	3,565	4,446,614	4,316,155	130,459
Hong Kong Dollar,
Expiring 01/20/15	Citigroup Global Markets	HKD	8,419	1,085,803	1,085,647	156
Expiring 02/23/15	Citigroup Global Markets	HKD	15,368	1,981,920	1,981,728	192
Hungarian Forint,
Expiring 03/31/15	Deutsche Bank AG	HUF	55,367	219,903	211,135	8,768
Israeli Shekel,
Expiring 03/18/15	Hong Kong & Shanghai Bank	ILS	1,640	416,084	420,674	(4,590)
Japanese Yen,
Expiring 01/20/15	Citigroup Global Markets	JPY	1,029,210	8,820,503	8,593,998	226,505
Expiring 02/23/15	Goldman Sachs & Co.	JPY	268,192	2,307,839	2,240,056	67,783
Expiring 02/23/15	Standard Chartered PLC	JPY	107,035	911,757	894,002	17,755
Expiring 03/18/15	Hong Kong & Shanghai Bank	JPY	53,165	443,836	444,169	(333)
Mexican Peso,
Expiring 03/18/15	Hong Kong & Shanghai Bank	MXN	6,581	439,666	443,938	(4,272)
Expiring 03/31/15	Barclays Capital Group	MXN	3,087	211,231	208,023	3,208
Polish Zloty,
Expiring 03/18/15	Barclays Capital Group	PLN	1,511	434,508	425,268	9,240
Expiring 03/18/15	UBS AG	PLN	3,063	907,486	862,201	45,285

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Romanian Leu,
Expiring 03/31/15	Barclays Capital Group	RON	798	$218,888	$214,787	$4,101
Singapore Dollar,
Expiring 01/20/15	Goldman Sachs & Co.	SGD	3,111	2,386,808	2,347,543	39,265
Expiring 03/18/15	Hong Kong & Shanghai Bank	SGD	1,176	890,930	886,767	4,163
South African Rand,
Expiring 03/31/15	Barclays Capital Group	ZAR	11,462	976,075	975,863	212
Swedish Krona,
Expiring 01/20/15	State Street Bank	SEK	2,775	365,246	355,996	9,250
Swiss Franc,
Expiring 02/23/15	Westpac Banking Corp.	CHF	209	216,561	209,967	6,594
Turkish Lira,
Expiring 03/18/15	Hong Kong & Shanghai Bank	TRY	1,023	447,723	430,952	16,771

				$97,749,981	$95,459,760	2,290,221

						$1,537,635

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$5,849,924	$—
Belgium	—	7,099,436	—
Brazil	9,303,265	—	—
Canada	12,040,149	—	—
China	3,735,878	41,529,473	—
Denmark	—	2,421,295	—
Egypt	359,279	—	—
Finland	—	2,416,452	—
France	—	36,245,258	—
Germany	—	22,467,053	—
Greece	—	794,509	—
Hong Kong	—	9,725,432	—
Hungary	—	370,207	—
India	10,445,378	—	—
Indonesia	—	5,899,009	—
Ireland	1,372,356	2,033,205	—
Israel	2,496,567	—	—
Italy	—	1,725,018	—
Japan	—	61,439,011	—
Luxembourg	—	485,632	—
Macau	—	655,058	—
Mexico	844,637	—	—
Netherlands	4,961,321	22,624,281	—
New Zealand	—	516,191	—
Norway	—	784,704	—
Poland	—	1,678,062	—
Portugal	—	439,055	—
Russia	8,747,518	520,220	—
Singapore	7,602,089	479,921	—
South Africa	—	14,252,258	—

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
South Korea	$12,366,662	$28,430,849	$—
Spain	—	4,431,337	—
Sweden	—	3,266,200	—
Switzerland	4,451,474	34,435,605	—
Taiwan	8,887,045	13,619,705	—
Thailand	—	6,643,111	—
Turkey	—	10,268,772	—
United Arab Emirates	—	1,821,237	—
United Kingdom	—	72,193,033	—
United States	1,063,639,207	—	—
Preferred Stocks
Brazil	5,620,775	—	—
Germany	—	9,076,843	—
Ireland	196,005	—	—
United Kingdom	703,868	—	—
United States	35,593,860	—	—
Rights
Spain	46,927	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	14,808,516	—
Residential Mortgage-Backed Securities	—	82,576,998	—
Bank Loans	—	3,964,093	—
Commercial Mortgage-Backed Securities	—	33,111,746	353,342
Convertible Bonds	—	146,425,205	—
Corporate Bonds	—	416,666,888	2,206,487
Foreign Government Bonds	—	64,272,378	—
Municipal Bonds	—	720,599	—
Residential Mortgage-Backed Securities	—	126,756,259	—
U.S. Government Agency Obligations	—	139,444,631	—
U.S. Treasury Obligations	—	108,783,430	—
Affiliated Money Market Mutual Fund	518,091,786	—	—
Other Financial Instruments*
Futures	8,782,383	—	—
Foreign Forward Currency Contracts	—	1,537,635	—

Total	$1,720,288,429	$1,565,705,734	$2,559,829

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (4.4% represents investments purchased with collateral from securities on loan)	16.5%
Residential Mortgage-Backed Securities	6.6
Banks	6.4
Real Estate Investment Trusts (REITs)	5.5
Oil, Gas & Consumable Fuels	4.4
U.S. Government Agency Obligations	4.4
U.S. Treasury Obligations	3.5
Pharmaceuticals	3.1
Semiconductors & Semiconductor Equipment	2.5
Insurance	2.5
Media	2.5
Capital Markets	2.0
Foreign Government Bonds	2.0
Health Care Providers & Services	2.0
Technology Hardware, Storage & Peripherals	1.9
Specialty Retail	1.8
Software	1.8
Internet Software & Services	1.6
Electric Utilities	1.6
Automobiles	1.6
Diversified Financial Services	1.5
Biotechnology	1.4
Chemicals	1.3
Diversified Telecommunication Services	1.3
IT Services	1.2
Machinery	1.2
Metals & Mining	1.1
Wireless Telecommunication Services	1.1
Commercial Mortgage-Backed Securities	1.1
Hotels, Restaurants & Leisure	1.0
Food & Staples Retailing	0.9
Electrical Equipment	0.8
Household Durables	0.8
Aerospace & Defense	0.8

Beverages	0.8%
Real Estate Management & Development	0.8
Textiles, Apparel & Luxury Goods	0.8
Airlines	0.7
Food Products	0.7
Internet & Catalog Retail	0.7
Multi-Utilities	0.7
Tobacco	0.7
Road & Rail	0.6
Auto Components	0.5
Communications Equipment	0.5
Health Care Equipment & Supplies	0.5
Household Products	0.5
Energy Equipment & Services	0.5
Non-Residential Mortgage-Backed Securities	0.5
Building Products	0.4
Consumer Finance	0.4
Electronic Equipment, Instruments & Components	0.4
Trading Companies & Distributors	0.4
Construction Materials	0.4
Industrial Conglomerates	0.4
Containers & Packaging	0.4
Multiline Retail	0.3
Commercial Services & Supplies	0.3
Construction & Engineering	0.3
Life Sciences Tools & Services	0.2
Marine	0.2
Independent Power & Renewable Electricity Producers	0.2
Transportation Infrastructure	0.2
Gas Utilities	0.2
Professional Services	0.1
Diversified Consumer Services	0.1
Paper & Forest Products	0.1

104.2
Liabilities in excess of other assets	(4.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$7,574,180	*	Due from/to broker — variation margin futures	$1,710,747	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	2,315,250		Unrealized depreciation on foreign currency forward contracts	777,615
Equity contracts	Due from/to broker — variation margin futures	6,808,633	*	Due from/to broker — variation margin futures	3,889,683	*
Equity contracts	Unaffiliated investments	46,927		—	—

Total		$16,744,990			$6,378,045

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$8,579,281	$—	$8,579,281
Foreign exchange contracts	—	—	4,807,763	4,807,763
Equity contracts	25,563	50,589,545	—	50,615,108

Total	$25,563	$59,168,826	$4,807,763	$64,002,152

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$3,342,973	$—	$3,342,973
Foreign exchange contracts	—	—	2,058,504	2,058,504
Equity contracts	(3,537)	(14,800,343)	—	(14,803,880)

Total	$(3,537)	$(11,457,370)	$2,058,504	$(9,402,403)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)	Futures Contracts — Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$1,026,024,683	$307,180,791	$39,567,653	$82,953,021

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Australia and New Zealand Banking Group	$23,016	$(3,360)	$—	$19,656
Barclays Capital Group	23,521	(23,521)	—	—
BNP Paribas	737	(737)	—	—
Citigroup Global Markets	309,593	(309,593)	—	—
Credit Suisse First Boston Corp.	17,630	(161)	—	17,469
Deutsche Bank AG	13,097	(11,412)	—	1,685
Goldman Sachs & Co.	129,869	—	—	129,869
Hong Kong & Shanghai Bank	40,118	(10,473)	—	29,645
Royal Bank of Canada	13,121	(13,121)	—	—
Societe Generale.	—	—	—	—
Standard Chartered PLC	17,755	(17,755)	—	—
State Street Bank	1,510,846	(5,563)	—	1,505,283
Toronto Dominion	33,609	—	—	33,609
UBS AG	45,285	(15,097)	—	30,188
Westpac Banking Corp.	137,053	(91,445)	—	45,608

	$2,315,250

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Australia and New Zealand Banking Group	$(3,360)	$3,360	$—	$—
Barclays Capital Group	(37,091)	23,521	—	(13,570)
BNP Paribas	(39,571)	737	—	(38,834)
Citigroup Global Markets	(498,852)	309,593	—	(189,259)
Credit Suisse First Boston Corp.	(161)	161	—	—
Deutsche Bank AG	(11,412)	11,412	—	—
Goldman Sachs & Co.	—	—	—	—
Hong Kong & Shanghai Bank	(10,473)	10,473	—	—
Royal Bank of Canada	(16,556)	13,121	—	(3,435)
Societe Generale	(13,092)	—	—	(13,092)
Standard Chartered PLC	(34,942)	17,755	—	(17,187)
State Street Bank	(5,563)	5,563	—	—
Toronto Dominion	—	—	—	—
UBS AG	(15,097)	15,097	—	—
Westpac Banking Corp.	(91,445)	91,445	—	—

	$(777,615)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $133,645,249:
Unaffiliated investments (cost $2,563,295,715)	$2,760,142,188
Affiliated investments (cost $518,091,786)	518,091,786
Cash	1,404,274
Foreign currency, at value (cost $1,456,274)	1,413,009
Deposit with broker	148,996
Dividends and interest receivable	10,332,960
Unrealized appreciation on foreign currency forward contracts	2,315,250
Receivable for investments sold	1,709,852
Tax reclaim receivable	1,288,736
Prepaid expenses	24,717

Total Assets	3,296,871,768

LIABILITIES:
Payable to broker for collateral for securities on loan	137,371,262
Due to broker—variation margin futures	3,595,502
Payable for investments purchased	3,529,129
Payable for fund share repurchased	3,306,527
Advisory fees payable	1,025,801
Unrealized depreciation on foreign currency forward contracts	777,615
Accrued expenses and other liabilities	489,659
Distribution fee payable	52,157
Foreign withholding taxes payable	26,681
Affiliated transfer agent fee payable	361

Total Liabilities	150,174,694

NET ASSETS	$3,146,697,074

Net assets were comprised of:
Paid-in capital	$2,353,834,176
Retained earnings	792,862,898

Net assets, December 31, 2014	$3,146,697,074

Net asset value and redemption price per share, $3,146,697,074 / 235,366,274 outstanding shares of beneficial interest	$13.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $2,029,448 foreign withholding tax)	$40,204,730
Interest income	35,220,947
Affiliated dividend income	465,514
Affiliated income from securities lending, net	427,384

76,318,575

EXPENSES
Advisory fees	27,997,461
Distribution fee	3,059,611
Custodian and accounting fees	1,227,000
Audit fee	69,000
Insurance expenses	37,000
Trustees’ fees	34,000
Shareholders’ reports	24,000
Legal fees and expenses	16,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	48,667

Total expenses	32,525,739

NET INVESTMENT INCOME	43,792,836

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	120,448,944
Futures transactions	59,168,826
Foreign currency transactions	3,071,818

182,689,588

Net change in unrealized appreciation (depreciation) on:
Investments	(28,700,188)
Futures	(11,457,370)
Foreign currencies	1,863,226

(38,294,332)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	144,395,256

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$188,188,092

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$43,792,836	$32,685,882
Net realized gain on investment and foreign currency transactions	182,689,588	191,552,713
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(38,294,332)	176,783,525

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	188,188,092	401,022,120

FUND SHARE TRANSACTIONS:
Fund share sold [8,873,849 and 42,511,315 shares, respectively]	114,550,649	487,941,255
Fund share repurchased [12,256,317 and 15,533,972 shares, respectively]	(156,338,085)	(177,050,699)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(41,787,436)	310,890,556

TOTAL INCREASE IN NET ASSETS	146,400,656	711,912,676
NET ASSETS:
Beginning of year	3,000,296,418	2,288,383,742

End of year	$3,146,697,074	$3,000,296,418

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 88.9%
COMMON STOCKS — 47.0%	Shares	Value (Note 2)
Airbus Group NV (France)	35,796	$1,769,687
Boeing Co. (The)	10,890	1,415,482
Embraer SA (Brazil)	110,480	1,015,774
General Dynamics Corp.	1,900	261,478
Honeywell International, Inc.(u)	107,106	10,702,031
Huntington Ingalls Industries, Inc.	2,200	247,412
L-3 Communications Holdings, Inc.	2,849	359,572
Meggitt PLC (United Kingdom)	129,190	1,039,238
Northrop Grumman Corp.	13,600	2,004,504
Precision Castparts Corp.(u)	705	169,820
Raytheon Co.	16,700	1,806,439
Thales SA (France)	14,412	779,795
United Technologies Corp.(u)	65,517	7,534,455

		29,105,687

Air Freight & Logistics — 0.1%
FedEx Corp.	2,200	382,052
Sinotrans Ltd. (China) (Class H Stock)	370,000	244,461
Yamato Holdings Co. Ltd. (Japan)	104,700	2,073,238

		2,699,751

Airlines — 0.6%
Aeroflot - Russian Airlines OJSC (Russia)	179,810	92,333
Air Arabia PJSC (United Arab Emirates)	455,210	183,257
Alaska Air Group, Inc.	5,400	322,704
Delta Air Lines, Inc.(u)	147,262	7,243,818
Japan Airlines Co. Ltd. (Japan)	59,200	1,755,224
Southwest Airlines Co.	41,900	1,773,208
Turk Hava Yollari Anonim Ortakligi (Turkey)*	212,018	871,175
United Continental Holdings, Inc.*(u)	63,783	4,266,445

		16,508,164

Auto Components — 0.4%
Apollo Tyres Ltd. (India)	117,640	414,385
BorgWarner, Inc.	28,759	1,580,307
Bridgestone Corp. (Japan)	28,000	971,094
Continental AG (Germany)	6,976	1,471,401
Delphi Automotive PLC (United Kingdom)	12,200	887,184
Halla Visteon Climate Control Corp. (South Korea)*	10,540	464,358
Hankook Tire Co. Ltd. (South Korea)*	15,470	735,159
Hyundai Mobis Co. Ltd. (South Korea)*	3,390	725,280
Johnson Controls, Inc.	25,674	1,241,081
Kenda Rubber Industrial Co. Ltd. (Taiwan)	112,565	226,260
Mando Corp. (South Korea)*	1,575	262,942
NOK Corp. (Japan)	11,000	279,989
Sumitomo Electric Industries Ltd. (Japan)	84,700	1,057,842
Valeo SA (France)	15,940	1,983,423

		12,300,705

Automobiles — 0.9%
Astra International Tbk PT (Indonesia)	2,342,600	1,397,091
Daimler AG (Germany)	28,041	2,328,925
Geely Automobile Holdings Ltd. (China)	1,245,000	393,638
General Motors Co.(u)	195,007	6,807,694
General Motors Corp. Escrow Shares*	110,000	11
Great Wall Motor Co. Ltd. (China) (Class H Stock)	183,000	1,035,134
Harley-Davidson, Inc.	25,288	1,666,732

COMMON STOCKS (continued)	Shares	Value (Note 2)
Honda Motor Co. Ltd. (Japan)	70,600	$2,071,283
Kia Motors Corp. (South Korea)*	22,100	1,050,103
Mazda Motor Corp. (Japan)	66,000	1,585,028
Renault SA (France)	14,587	1,062,466
Tata Motors Ltd. (India), ADR	25,810	1,091,247
Tesla Motors, Inc.*(a)	8,344	1,855,789
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	45,080	307,201
Toyota Motor Corp. (Japan)	65,000	4,050,631

		26,702,973

Banks — 3.9%
Australia & New Zealand Banking Group Ltd. (Australia)	100,168	2,606,367
Banco do Brasil SA (Brazil)	90,190	806,492
Bank Negara Indonesia Persero Tbk PT (Indonesia)	975,200	477,843
Bank of America Corp.(u)	655,538	11,727,575
Bank of Baroda (India)	35,450	605,391
Bank of China Ltd. (China) (Class H Stock)	3,791,000	2,127,772
Barclays PLC (United Kingdom)	636,906	2,394,346
BB&T Corp.(u)	9,224	358,721
BNP Paribas SA (France)	73,712	4,351,531
BS Financial Group, Inc. (South Korea)*	21,485	282,865
Canara Bank (India)	36,610	258,924
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,409,000	1,123,311
China Construction Bank Corp. (China) (Class H Stock)	3,744,000	3,058,035
China Everbright Bank Co. Ltd. (China) (Class H Stock)	887,000	480,540
Citigroup, Inc.(u)	173,946	9,412,218
Commercial International Bank Egypt SAE (Egypt), GDR	26,600	175,677
Danske Bank A/S (Denmark)	89,245	2,412,816
Dubai Islamic Bank PJSC (United Arab Emirates)	178,750	328,212
East West Bancorp, Inc.(u)	50,241	1,944,829
Fifth Third Bancorp(u)	76,329	1,555,204
First Gulf Bank PJSC (United Arab Emirates)	81,485	374,289
First Republic Bank	20,100	1,047,612
HDFC Bank Ltd. (India), ADR	23,200	1,177,400
HSBC Holdings PLC (United Kingdom), (QMTF)	425,348	4,019,444
HSBC Holdings PLC (United Kingdom), (XHKG)	358,000	3,404,209
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	1,012,475	739,301
Industrial Bank of Korea (South Korea)*	47,450	607,008
ING Groep NV (Netherlands), CVA*	282,432	3,648,936
Intesa Sanpaolo SpA (Italy)	276,573	802,313
Kasikornbank PCL (Thailand), NVDR	124,600	861,764
KeyCorp	51,100	710,290
Krung Thai Bank PCL (Thailand)	1,336,700	917,052
M&T Bank Corp.	11,960	1,502,415
Mitsubishi UFJ Financial Group, Inc. (Japan)	803,000	4,411,866
Mizuho Financial Group, Inc. (Japan)	748,700	1,255,048
National Bank Holdings Corp. (Class A Stock)	28,900	560,949

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
PNC Financial Services Group, Inc. (The)(u)	23,234	$2,119,638
Regions Financial Corp.(u)	18,635	196,786
Sberbank of Russia (Russia), ADR	159,370	617,240
Shinhan Financial Group Co. Ltd. (South Korea)*	29,850	1,199,824
Signature Bank*	14,420	1,816,343
Standard Chartered PLC (United Kingdom)	133,640	1,998,710
Sumitomo Mitsui Financial Group, Inc. (Japan)	156,200	5,647,056
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	562,000	2,152,622
SunTrust Banks, Inc.	42,100	1,763,990
SVB Financial Group*(u)	6,870	797,401
Turkiye Is Bankasi (Turkey) (Class C Stock)	407,120	1,170,642
Turkiye Vakiflar Bankasi Tao (Turkey) (Class D Stock)	247,300	514,360
U.S. Bancorp	50,100	2,251,995
Wells Fargo & Co.(u)	364,057	19,957,605

		114,732,777

Beverages — 0.6%
Anheuser-Busch InBev NV (Belgium)	18,575	2,090,461
Coca-Cola Co. (The)	80,864	3,414,078
Coca-Cola Enterprises, Inc.(u)	13,632	602,807
Constellation Brands, Inc. (Class A Stock)*(u)	30,686	3,012,444
Dr. Pepper Snapple Group, Inc.(u)	22,447	1,609,001
Molson Coors Brewing Co. (Class B Stock)(u)	19,306	1,438,683
PepsiCo, Inc.	12,900	1,219,824
Pernod Ricard SA (France)	8,920	991,351
SABMiller PLC (United Kingdom)	43,804	2,283,558
Suntory Beverage & Food Ltd. (Japan)	13,400	462,960
Thai Beverage PCL (Thailand)	623,000	323,366

		17,448,533

Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc.*(u)	15,769	2,917,738
Amgen, Inc.	15,150	2,413,244
Biogen Idec, Inc.*(u)	22,024	7,476,046
Celgene Corp.*(u)	56,534	6,323,893
Gilead Sciences, Inc.*	97,599	9,199,682
Regeneron Pharmaceuticals, Inc.*	6,400	2,625,600
Vertex Pharmaceuticals, Inc.*(u)	39,524	4,695,451

		35,651,654

Building Products — 0.4%
Cie de Saint-Gobain (France)	23,127	979,682
Daikin Industries Ltd. (Japan)	50,500	3,238,265
Fortune Brands Home & Security, Inc.	91,012	4,120,113
LG Hausys Ltd. (South Korea)*	1,520	223,172
Masco Corp.	43,769	1,102,979
Trex Co., Inc.*	32,893	1,400,584

		11,064,795

Capital Markets — 1.4%
Affiliated Managers Group, Inc.*	17,743	3,765,774
Ameriprise Financial, Inc.	23,902	3,161,040
Bank of New York Mellon Corp. (The)(u)	6,024	244,394
BlackRock, Inc.	8,549	3,056,780
Charles Schwab Corp. (The)(u)	59,844	1,806,691

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Credit Suisse Group AG (Switzerland)*	75,112	$1,886,907
Goldman Sachs Group, Inc. (The)(u)	13,868	2,688,034
Invesco Ltd.(u)	81,666	3,227,440
Investec PLC (South Africa)	75,650	633,818
Lazard Ltd. (Class A Stock)	32,119	1,606,914
Legg Mason, Inc.(u)	38,477	2,053,517
Morgan Stanley(u)	159,473	6,187,552
Northern Trust Corp.	15,700	1,058,180
State Street Corp.(u)	10,852	851,882
T. Rowe Price Group, Inc.	27,700	2,378,322
TD Ameritrade Holding Corp.	77,117	2,759,246
UBS Group AG (Switzerland)*	270,149	4,643,780

		42,010,271

Chemicals — 0.9%
Air Liquide SA (France)	19,849	2,456,116
Air Products & Chemicals, Inc.	10,482	1,511,819
Akzo Nobel NV (Netherlands)	29,300	2,027,274
Albemarle Corp.(u)	5,836	350,919
Ashland, Inc.(u)	2,214	265,149
Axiall Corp.(u)	22,111	939,054
Dow Chemical Co. (The)(u)	40,952	1,867,821
E.I. du Pont de Nemours & Co.(u)	28,918	2,138,197
Linde AG (Germany)	5,447	1,003,353
LyondellBasell Industries NV (Class A Stock)	9,100	722,449
Mosaic Co. (The)(u)	100,311	4,579,197
Nitto Denko Corp. (Japan)	20,000	1,117,510
PPG Industries, Inc.	16,888	3,903,661
Sherwin-Williams Co. (The)	9,269	2,438,118
Shin-Etsu Chemical Co. Ltd. (Japan)	16,900	1,100,186
Solvay SA (Belgium)	7,434	1,005,935
United Phosphorus Ltd. (India)	44,210	241,822

		27,668,580

Commercial Services & Supplies — 0.1%
Aggreko PLC (United Kingdom)	27,602	643,680
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)*	5,440	394,276
Pitney Bowes, Inc.	25,400	618,998

		1,656,954

Communications Equipment — 0.4%
Brocade Communications Systems, Inc.	55,500	657,120
BYD Electronic International Co. Ltd. (China)	160,500	154,158
Ciena Corp.*(a)	64,635	1,254,565
Cisco Systems, Inc.	143,200	3,983,108
Palo Alto Networks, Inc.*	11,403	1,397,666
QUALCOMM, Inc.(u)	78,172	5,810,525

		13,257,142

Construction & Engineering — 0.2%
AECOM Technology Corp.*(a)	49,200	1,494,204
China Singyes Solar Technologies Holdings Ltd. (China)*	122,000	168,621
Fluor Corp.(u)	69,884	4,237,067
IRB Infrastructure Developers Ltd. (India)	93,780	389,973

		6,289,865

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials — 0.2%
Eagle Materials, Inc.	17,059	$1,296,996
Holcim Ltd. (Switzerland)*	14,300	1,022,223
Imerys SA (France)	12,225	899,407
Lafarge SA (France)	16,937	1,188,982
Martin Marietta Materials, Inc.(u)	18,020	1,987,966
U.S. Concrete, Inc.*	1,475	41,964

		6,437,538

Consumer Finance — 0.3%
Ally Financial, Inc.*(u)	93,127	2,199,660
Capital One Financial Corp.	57,700	4,763,135
Discover Financial Services	30,180	1,976,488
Santander Consumer USA Holdings, Inc.(u)	22,794	446,990

		9,386,273

Containers & Packaging — 0.2%
Ball Corp.	20,700	1,411,119
Crown Holdings, Inc.*(u)	13,081	665,823
Rock-Tenn Co. (Class A Stock)	27,700	1,689,146
Sealed Air Corp.(u)	46,914	1,990,561

		5,756,649

Distributors
Genuine Parts Co.	7,616	811,637

Diversified Consumer Services — 0.1%
Apollo Education Group, Inc.*	5,700	194,427
Graham Holdings Co. (Class B Stock)	800	690,968
H&R Block, Inc.	27,700	932,936
Kroton Educacional SA (Brazil)	146,420	853,777

		2,672,108

Diversified Financial Services — 0.2%
Intercontinental Exchange, Inc.	3,015	661,159
Moody’s Corp.	16,687	1,598,781
Moscow Exchange MICEX-RTS OAO (Russia)*	162,230	156,437
ORIX Corp. (Japan)	150,800	1,897,486
Power Finance Corp. Ltd. (India)	69,950	332,216
Rural Electrification Corp. Ltd. (India)	68,350	360,743
Somerset Cayuga Holding Co., Inc.*	1,372	37,044
Voya Financial, Inc.(u)	4,330	183,505

		5,227,371

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	14,254	478,792
BT Group PLC (United Kingdom)	321,306	1,998,548
China Telecom Corp. Ltd. (China) (Class H Stock)	1,756,000	1,018,458
Koninklijke KPN NV (Netherlands)	497,495	1,570,770
MegaFon OAO (Russia), GDR, RegS	26,140	360,209
Nippon Telegraph & Telephone Corp. (Japan)	72,500	3,703,491
Orange SA (France)	115,324	1,961,287
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	4,793,300	1,101,638
Telkom SA SOC Ltd. (South Africa)*	57,200	343,792
Verizon Communications, Inc.(u)	115,179	5,388,074

		17,925,059

Electric Utilities — 0.6%
American Electric Power Co., Inc.	21,800	1,323,696

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Cia Energetica de Minas Gerais (Brazil), ADR	112,040	$556,839
Duke Energy Corp.	20,300	1,695,862
Edison International(u)	48,734	3,191,102
Energa SA (Poland)	41,651	270,869
Entergy Corp.	10,500	918,540
Exelon Corp.(u)	47,685	1,768,160
Korea Electric Power Corp. (South Korea)*	10,650	410,377
NextEra Energy, Inc.(u)	36,958	3,928,266
Northeast Utilities	18,600	995,472
PGE Polska Grupa Energetyczna SA (Poland)	102,900	544,056
PPL Corp.(u)	19,580	711,342
Xcel Energy, Inc.	42,800	1,537,376

		17,851,957

Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)*	57,800	1,222,941
AcBel Polytech, Inc. (Taiwan)	202,000	223,179
Acuity Brands, Inc.	30,743	4,306,172
Eaton Corp. PLC(u)	30,809	2,093,780
Emerson Electric Co.(u)	29,829	1,841,345
LS Corp. (South Korea)*	3,420	168,694
Nidec Corp. (Japan)	15,300	988,161
Schneider Electric SE (France)	38,724	2,820,247
Teco Electric and Machinery Co. Ltd. (Taiwan)	254,000	240,173

		13,904,692

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. (Class A Stock)	35,947	1,934,308
Anxin-China Holdings Ltd. (Hong Kong)	616,000	39,153
Compeq Manufacturing Co. Ltd. (Taiwan)	406,000	227,807
Coretronic Corp. (Taiwan)*	162,750	220,742
Hitachi Ltd. (Japan)	241,000	1,778,765
Keyence Corp. (Japan)	4,200	1,871,498
KH Vatec Co. Ltd. (South Korea)*	6,435	244,223
Partron Co. Ltd. (South Korea)	11,020	116,736
Samart Corp. PCL (Thailand), NVDR	347,100	409,779
Truly International Holdings Ltd. (Hong Kong)	362,000	144,784
Zhen Ding Technology Holding Ltd. (Taiwan)	102,000	272,097

		7,259,892

Energy Equipment & Services — 0.6%
Baker Hughes, Inc.(u)	45,320	2,541,092
Dril-Quip, Inc.*	11,088	850,782
Halliburton Co.(u)	28,659	1,127,158
Helmerich & Payne, Inc.	8,800	593,296
National Oilwell Varco, Inc.	24,500	1,605,485
Schlumberger Ltd.(u)	112,736	9,628,781
Technip SA (France)	19,620	1,168,718
Weatherford International PLC*(u)	15,439	176,777

		17,692,089

Food & Staples Retailing — 0.5%
Costco Wholesale Corp.(u)	7,947	1,126,487
CVS Health Corp.(u)	50,730	4,885,807
Kroger Co. (The)	46,510	2,986,407
Seven & I Holdings Co. Ltd. (Japan)	44,900	1,615,113
Sprouts Farmers Market, Inc.*(a)	61,065	2,074,989

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Sun Art Retail Group Ltd. (China)	637,000	$633,332
Walgreens Boots Alliance, Inc.	12,400	944,880

		14,267,015

Food Products — 0.7%
Archer-Daniels-Midland Co.(u)	27,694	1,440,088
Bunge Ltd.	4,500	409,095
Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)*	828,000	23,184
Daesang Corp. (South Korea)*	5,850	177,136
Diamond Foods, Inc.*	1,386	39,127
General Mills, Inc.(u)	21,468	1,144,888
Ingredion, Inc.	5,400	458,136
J.M. Smucker Co. (The)(u)	4,533	457,742
Kellogg Co.(u)	13,663	894,107
Mondelez International, Inc. (Class A Stock)(u)	78,748	2,860,521
Nestle SA (Switzerland)	104,873	7,645,348
NH Foods Ltd. (Japan)	30,000	656,349
NongShim Co. Ltd. (South Korea)*	640	146,823
Nutreco NV (Netherlands)	4,651	249,641
Post Holdings, Inc.*(a)	20,100	841,989
Thai Union Frozen Products PCL (Thailand), NVDR	116,800	319,290
TreeHouse Foods, Inc.*	12,100	1,034,913
Tyson Foods, Inc. (Class A Stock)	30,100	1,206,709
Unilever PLC (United Kingdom)	41,352	1,680,060

		21,685,146

Gas Utilities — 0.1%
ENN Energy Holdings Ltd. (China)	252,000	1,425,643
UGI Corp.	47,550	1,805,949

		3,231,592

Health Care Equipment & Supplies — 0.5%
Abbott Laboratories(u)	36,547	1,645,346
Baxter International, Inc.	6,419	470,449
Becton, Dickinson and Co.	8,000	1,113,280
Boston Scientific Corp.*(u)	177,600	2,353,200
Covidien PLC	4,546	464,965
Essilor International SA (France)	11,517	1,284,371
Halyard Health, Inc.*(u)	631	28,692
Medtronic, Inc.	17,400	1,256,280
Novadaq Technologies, Inc. (Canada)*	79,243	1,317,019
Smith & Nephew PLC (United Kingdom)	131,972	2,379,795
Stryker Corp.(u)	39,758	3,750,372

		16,063,769

Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc.*(a)	32,176	1,969,493
Aetna, Inc.(u)	64,719	5,748,989
Anthem, Inc.	41,821	5,255,645
Cigna Corp.(u)	55,786	5,740,938
Fresenius Medical Care AG & Co. KGaA (Germany)	17,770	1,326,300
HCA Holdings, Inc.*	62,426	4,581,444
Humana, Inc.(u)	32,138	4,615,981
Jintian Pharmaceutical Group Ltd. (China)	451,000	153,755
LifePoint Hospitals, Inc.*	3,500	251,685
McKesson Corp.(u)	21,957	4,557,835
National Healthcare Corp.	11,910	748,424

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Netcare Ltd. (South Africa)	132,500	$433,025
Omnicare, Inc.	15,100	1,101,243
Sinopharm Group Co. Ltd. (China) (Class H Stock)	70,800	249,135
UnitedHealth Group, Inc.(u)	118,218	11,950,658

		48,684,550

Health Care Technology
Cerner Corp.*(u)	1,883	121,755
Veeva Systems, Inc. (Class A Stock)*(a)	39,478	1,042,614

		1,164,369

Hotels, Restaurants & Leisure — 0.7%
Accor SA (France)	28,030	1,259,979
Carnival Corp.(u)	31,616	1,433,153
ClubCorp Holdings, Inc.	33,500	600,655
Dunkin’ Brands Group, Inc.(u)	12,340	526,301
Hilton Worldwide Holdings, Inc.*	94,138	2,456,060
InterContinental Hotels Group PLC (United Kingdom)	48,138	1,936,901
La Quinta Holdings, Inc.*	40,400	891,224
OPAP SA (Greece)	36,310	389,110
Restaurant Brands International, Inc. (Canada)*	26,234	1,024,175
REXLot Holdings Ltd. (Hong Kong)	1,950,000	156,931
Royal Caribbean Cruises Ltd.(u)	39,842	3,284,176
Sands China Ltd. (Hong Kong)	485,200	2,362,025
Starbucks Corp.(u)	47,638	3,908,698
Wynn Macau Ltd. (Macau)	193,600	540,116
Yum! Brands, Inc.(u)	17,489	1,274,074

		22,043,578

Household Durables — 0.7%
Berkeley Group Holdings PLC (United Kingdom)	88,560	3,405,086
Brookfield Residential Properties, Inc. (Canada)*(a)	40,900	984,054
Coway Co. Ltd. (South Korea)*	9,350	712,953
D.R. Horton, Inc.(u)	43,621	1,103,176
Electrolux AB (Sweden) (Class B Stock)	71,363	2,085,172
Even Construtora e Incorporadora SA (Brazil)	56,210	115,034
EZ TEC Empreendimentos e Participacoes SA (Brazil)	13,550	112,144
Harman International Industries, Inc.(u)	35,826	3,822,992
Jarden Corp.*	14,475	693,063
Mohawk Industries, Inc.*	9,865	1,532,626
Persimmon PLC (United Kingdom)*	16,592	405,242
PulteGroup, Inc.(u)	86,798	1,862,686
Sekisui House Ltd. (Japan)	67,300	885,532
Skyworth Digital Holdings Ltd. (Hong Kong)	642,000	347,424
Steinhoff International Holdings Ltd. (South Africa)	223,103	1,141,352
Toll Brothers, Inc.*	29,876	1,023,851

		20,232,387

Household Products — 0.4%
Colgate-Palmolive Co.	12,551	868,404
Energizer Holdings, Inc.(u)	13,256	1,704,192
Kimberly-Clark Corp.(u)	4,759	549,855

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products (continued)
Procter & Gamble Co. (The)	85,323	$7,772,072

		10,894,523

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	56,321	775,540
Dynegy, Inc.*	8,100	245,829
Huadian Power International Corp. Ltd. (China) (Class H Stock)	954,000	827,628
Huaneng Power International, Inc. (China) (Class H Stock)	580,000	783,722

		2,632,719

Industrial Conglomerates — 0.3%
Bidvest Group Ltd. (The) (South Africa)	18,441	482,119
Carlisle Cos., Inc.	50,016	4,513,444
Danaher Corp.	19,686	1,687,287
Enka Insaat ve Sanayi A/S (Turkey)	134,944	304,509
SK Holdings Co. Ltd. (South Korea)*	5,090	755,498

		7,742,857

Insurance — 2.3%
ACE Ltd.(u)	81,833	9,400,975
Alleghany Corp.*	2,073	960,835
Allianz SE (Germany)	20,558	3,404,952
Allied World Assurance Co. Holdings AG	19,200	728,064
Allstate Corp. (The)	32,987	2,317,336
American International Group, Inc.(u)	93,270	5,224,053
Amtrust Financial Services, Inc.(a)	16,583	932,794
Assicurazioni Generali SpA (Italy)	54,632	1,121,754
AXA SA (France)	222,844	5,135,015
Axis Capital Holdings Ltd.(u)	4,707	240,481
CNO Financial Group, Inc.	40,200	692,244
Everest Re Group Ltd.(u)	1,412	240,464
Hartford Financial Services Group, Inc. (The)(u)	49,734	2,073,410
Lancashire Holdings Ltd. (United Kingdom)	7,541	65,819
Lincoln National Corp.	8,300	478,661
Loews Corp.	79,900	3,357,398
Marsh & McLennan Cos., Inc.	91,567	5,241,295
MetLife, Inc.(u)	64,582	3,493,240
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	10,782	2,147,107
Old Republic International Corp.	29,900	437,437
PartnerRe Ltd.	2,200	251,086
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	73,500	744,227
Porto Seguro SA (Brazil)	44,800	512,347
Prudential PLC (United Kingdom)	273,021	6,312,117
Swiss Re AG (Switzerland)*	45,872	3,842,777
Travelers Cos., Inc. (The)	17,200	1,820,620
Unum Group	36,900	1,287,072
W.R. Berkley Corp.	12,000	615,120
Willis Group Holdings PLC(u)	20,078	899,695
XL Group PLC (Ireland)(u)	8,555	294,035
Zurich Insurance Group AG (Switzerland)*	12,009	3,752,840

		68,025,270

Internet & Catalog Retail — 0.4%
Amazon.com, Inc.*	7,010	2,175,553
Expedia, Inc.(u)	30,294	2,585,896
GS Home Shopping, Inc. (South Korea)*	970	193,661

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Catalog Retail (continued)
Netflix, Inc.*	4,740	$1,619,231
Priceline Group, Inc. (The)*(u)	5,532	6,307,642

		12,881,983

Internet Software & Services — 1.2%
Baidu, Inc. (China), ADR*	2,410	549,408
CoStar Group, Inc.*	9,164	1,682,785
Dealertrack Technologies, Inc.*(a)	43,941	1,947,026
Facebook, Inc. (Class A Stock)*(u)	153,365	11,965,538
Google, Inc. (Class A Stock)*(u)	9,805	5,203,122
Google, Inc. (Class C Stock)*(u)	19,732	10,386,925
NetEase, Inc. (China), ADR	10,610	1,051,875
Tencent Holdings Ltd. (China)	27,600	399,342
VeriSign, Inc.*(a)	5,400	307,800
Yahoo Japan Corp. (Japan)	116,600	417,886
Yahoo!, Inc.*	26,500	1,338,515

		35,250,222

IT Services — 0.9%
Accenture PLC (Class A Stock)(u)	60,473	5,400,844
Alliance Data Systems Corp.*(u)	15,677	4,484,406
Cognizant Technology Solutions Corp. (Class A Stock)*(u)	34,771	1,831,041
Computer Sciences Corp.	30,900	1,948,245
Fidelity National Information Services, Inc.(u)	29,628	1,842,861
Global Payments, Inc.	4,700	379,431
HCL Technologies Ltd. (India)	27,770	701,344
MasterCard, Inc. (Class A Stock)	53,760	4,631,962
Visa, Inc. (Class A Stock)(u)	17,040	4,467,888
Western Union Co. (The)	49,700	890,127

		26,578,149

Life Sciences Tools & Services — 0.1%
Fluidigm Corp.*	32,381	1,092,211
Illumina, Inc.*	15,448	2,851,392

		3,943,603

Machinery — 0.7%
Crane Co.	10,200	598,740
DMG Mori Seiki Co. Ltd. (Japan)	103,900	1,286,527
Dover Corp.	26,200	1,879,064
FANUC Corp. (Japan)	7,000	1,154,163
Illinois Tool Works, Inc.	19,500	1,846,650
Ingersoll-Rand PLC(u)	17,567	1,113,572
Komatsu Ltd. (Japan)	60,800	1,344,162
Kubota Corp. (Japan)	118,000	1,712,744
Makita Corp. (Japan)	23,300	1,049,944
PACCAR, Inc.(u)	61,838	4,205,603
Pall Corp.	26,886	2,721,132
SMC Corp. (Japan)	5,674	1,487,859
SPX Corp.(u)	14,978	1,286,910
United Tractors Tbk PT (Indonesia)	139,000	194,128

		21,881,198

Marine — 0.1%
Kirby Corp.*	21,728	1,754,319
Wan Hai Lines Ltd. (Taiwan)	367,000	319,674

		2,073,993

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media — 1.4%
CBS Corp. (Class B Stock)(u)	38,681	$2,140,581
Charter Communications, Inc. (Class A Stock)*(u)	14,473	2,411,491
Comcast Corp. (Class A Stock)(u)	63,519	3,684,736
CTC Media, Inc. (Russia)	25,810	125,695
Dentsu, Inc. (Japan)	59,000	2,480,444
DIRECTV*	22,539	1,954,131
DISH Network Corp. (Class A Stock)*(u)	75,362	5,493,136
Entercom Communications Corp. (Class A Stock)*(a)	29,900	363,584
Gannett Co., Inc.	29,500	941,935
Omnicom Group, Inc.	19,600	1,518,412
Publicis Groupe SA (France)	24,298	1,742,545
Smiles SA (Brazil)	22,600	391,517
Starz (Class A Stock)*	17,800	528,660
Time Warner, Inc.(u)	106,521	9,099,023
Time, Inc.	34,000	836,743
Twenty-First Century Fox, Inc. (Class A Stock)	91,372	3,509,142
Twenty-First Century Fox, Inc. (Class B Stock)(u)	62,020	2,287,918
Viacom, Inc. (Class B Stock)	13,160	990,290
Walt Disney Co. (The)(u)	7,141	672,611
WPP PLC (United Kingdom)	97,195	2,020,850

		43,193,444

Metals & Mining — 0.6%
Alcoa, Inc.(u)	263,038	4,153,370
BHP Billiton Ltd. (Australia)	78,362	1,852,684
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	440,141	837,406
First Quantum Minerals Ltd. (Canada)	65,967	937,438
Glencore PLC (Switzerland)*	238,725	1,101,916
Korea Zinc Co. Ltd. (South Korea)*	1,200	438,620
MMC Norilsk Nickel OJSC (Russia), ADR	64,450	890,705
NMDC Ltd. (India)*	100,700	231,104
Norsk Hydro ASA (Norway)	241,498	1,360,367
Rio Tinto Ltd. (United Kingdom)	20,266	950,089
Rio Tinto PLC (United Kingdom)	87,203	4,019,810
Seah Besteel Corp. (South Korea)*	5,500	139,432
United States Steel Corp.(a)(u)	54,800	1,465,352

		18,378,293

Multiline Retail — 0.3%
Big Lots, Inc.	11,000	440,220
Dillard’s, Inc. (Class A Stock)	1,500	187,770
Dollar General Corp.*(u)	11,777	832,634
Dollar Tree, Inc.*(u)	15,823	1,113,623
Kohl’s Corp.	56,600	3,454,864
Macy’s, Inc.	11,953	785,910
Marks & Spencer Group PLC (United Kingdom)	154,764	1,145,936
Next PLC (United Kingdom)	6,658	706,128

		8,667,085

Multi-Utilities — 0.4%
CenterPoint Energy, Inc.(u)	25,548	598,590
Centrica PLC (United Kingdom)	185,520	803,569
CMS Energy Corp.(u)	15,641	543,525
Dominion Resources, Inc.(u)	14,184	1,090,750

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities (continued)
E.ON SE (Germany)	61,779	$1,055,910
GDF Suez (France)	119,787	2,793,325
NiSource, Inc.(u)	21,828	925,944
Sempra Energy	15,700	1,748,352
Suez Environnement Co. (France)	58,117	1,012,588

		10,572,553

Oil, Gas & Consumable Fuels — 1.9%
Anadarko Petroleum Corp.(u)	11,674	963,105
Antero Resources Corp.*(a)	20,745	841,832
BG Group PLC (United Kingdom)	339,804	4,547,165
California Resources Corp.*(u)	37,939	209,045
Chevron Corp.	16,575	1,859,384
CNOOC Ltd. (China) (Class H Stock)	1,482,000	2,003,914
Concho Resources, Inc.*	15,329	1,529,068
ConocoPhillips	11,700	808,002
CONSOL Energy, Inc.	41,300	1,396,353
Devon Energy Corp.	22,400	1,371,104
EOG Resources, Inc.(u)	1,789	164,713
EQT Corp.(u)	9,181	695,002
Exxon Mobil Corp.	68,751	6,356,030
Kinder Morgan, Inc.	21,900	926,589
Lukoil OAO (Russia), ADR	29,050	1,114,067
Marathon Oil Corp.(u)	48,533	1,372,999
Marathon Petroleum Corp.	6,299	568,548
Occidental Petroleum Corp.(u)	113,177	9,123,198
Oil & Natural Gas Corp. Ltd. (India)	139,880	752,762
Oil Search Ltd. (Australia)	170,466	1,093,129
PBF Energy, Inc. (Class A Stock)	36,200	964,368
Phillips 66	60,844	4,362,515
Pioneer Natural Resources Co.(u)	1,362	202,734
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	247,444	8,247,121
Sasol Ltd. (South Africa)	28,720	1,071,913
Southwestern Energy Co.*	42,946	1,171,996
Statoil ASA (Norway)	52,509	924,517
Tatneft OAO (Russia), ADR	29,220	715,890
TransCanada Corp. (Canada)(u)	7,154	351,261
Tullow Oil PLC (United Kingdom)	50,950	328,341
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	31,440	743,865
Valero Energy Corp.	26,900	1,331,550

		58,112,080

Paper & Forest Products — 0.1%
KapStone Paper and Packaging Corp.	20,600	603,786
Newpage Holdings, Inc.	2,676	244,854
Stora Enso OYJ (Finland) (Class R Stock)	104,642	935,603
UPM-Kymmene OYJ (Finland)	35,841	587,370

		2,371,613

Personal Products
Amorepacific Corp. (South Korea)*	150	302,829
Estee Lauder Cos., Inc. (The) (Class A Stock)(u)	3,954	301,295
Herbalife Ltd.	4,900	184,730

		788,854

Pharmaceuticals — 2.9%
Actavis PLC*	15,287	3,935,027
Allergan, Inc.	2,134	453,667

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Astellas Pharma, Inc. (Japan)	95,700	$1,332,345
AstraZeneca PLC (United Kingdom)	39,534	2,792,321
Bayer AG (Germany)	40,311	5,494,745
Bristol-Myers Squibb Co.(u)	68,126	4,021,477
GlaxoSmithKline PLC (United Kingdom)	50,374	1,080,706
Johnson & Johnson(u)	151,656	15,858,668
Merck & Co., Inc.	134,410	7,633,144
Mylan, Inc.*	76,096	4,289,532
Nektar Therapeutics*(a)	66,289	1,027,480
Novartis AG (Switzerland)	103,234	9,574,280
Novo Nordisk A/S (Denmark) (Class B Stock)	29,250	1,237,269
Perrigo Co. PLC	3,033	506,996
Pfizer, Inc.	248,098	7,728,253
Richter Gedeon Nyrt (Hungary)	13,380	180,188
Roche Holding AG (Switzerland)	33,172	8,987,695
Sanofi (France)	35,108	3,200,821
Shire PLC (Ireland)	19,790	1,403,115
Teva Pharmaceutical Industries Ltd. (Israel), ADR	25,175	1,447,814
Valeant Pharmaceuticals International, Inc.*	26,686	3,819,033

		86,004,576

Professional Services — 0.1%
Equifax, Inc.	21,300	1,722,531
SGS SA (Switzerland)	297	606,465

		2,328,996

Real Estate Investment Trusts (REITs) — 3.6%
American Campus Communities, Inc.	10,100	417,736
American Homes 4 Rent (Class A Stock)	34,366	585,253
American Residential Properties, Inc.*	32,300	567,511
American Tower Corp.	4,300	425,055
Apartment Investment & Management Co. (Class A Stock)	50,181	1,864,224
Associated Estates Realty Corp.	5,200	120,692
AvalonBay Communities, Inc.(u)	38,627	6,311,265
Aviv REIT, Inc.	38,500	1,327,480
Boston Properties, Inc.(u)	40,304	5,186,722
Brixmor Property Group, Inc.(u)	163,613	4,064,147
Corporate Office Properties Trust(u)	56,024	1,589,401
DCT Industrial Trust, Inc.	31,625	1,127,748
DDR Corp.	39,700	728,892
DiamondRock Hospitality Co.(u)	133,113	1,979,390
Digital Realty Trust, Inc.	7,550	500,565
Douglas Emmett, Inc.	43,500	1,235,400
EastGroup Properties, Inc.	7,900	500,228
Equity One, Inc.	83,600	2,120,096
Equity Residential	25,500	1,831,920
Essex Property Trust, Inc.	13,610	2,811,826
Excel Trust, Inc.	37,200	498,108
Extra Space Storage, Inc.(u)	54,771	3,211,771
General Growth Properties, Inc.(u)	106,614	2,999,052
Goodman Group (Australia)	226,860	1,047,840
HCP, Inc.	35,400	1,558,662
Health Care REIT, Inc.(a)	45,750	3,461,903
Healthcare Realty Trust, Inc.	43,700	1,193,884
Highwoods Properties, Inc.	22,600	1,000,728
Host Hotels & Resorts, Inc.(u)	118,414	2,814,701
Kilroy Realty Corp.	24,300	1,678,401

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Kimco Realty Corp.	38,300	$962,862
LaSalle Hotel Properties(a)	48,100	1,946,607
Liberty Property Trust(u)	60,411	2,273,266
Macerich Co. (The)	25,650	2,139,467
Mid-America Apartment Communities, Inc.(u)	36,954	2,759,725
National Retail Properties, Inc.(a)	41,400	1,629,918
Omega Healthcare Investors, Inc.(a)(u)	47,741	1,865,241
Paramount Group, Inc.*	24,300	451,737
Parkway Properties, Inc.(u)	77,393	1,423,257
Prologis, Inc.(u)	162,020	6,971,721
Public Storage	16,170	2,989,025
Rayonier, Inc.	31,100	868,934
Regency Centers Corp.(u)	30,502	1,945,418
RLJ Lodging Trust	16,000	536,480
Simon Property Group, Inc.(u)	45,370	8,262,330
Spirit Realty Capital, Inc.	192,200	2,285,258
Strategic Hotels & Resorts, Inc., REIT*	102,600	1,357,398
Sunstone Hotel Investors, Inc.(u)	118,868	1,962,511
Taubman Centers, Inc.	16,350	1,249,467
Ventas, Inc.(a)	15,988	1,146,340
Vornado Realty Trust	40,725	4,793,740
Weingarten Realty Investors	32,000	1,117,440
Westfield Corp. (Australia)	187,155	1,371,914
Weyerhaeuser Co.	42,800	1,536,092

		108,606,749

Real Estate Management & Development — 0.6%
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	23,100	1,158,003
CBRE Group, Inc. (Class A Stock)*	102,720	3,518,160
Cheung Kong Holdings Ltd. (Hong Kong)	133,000	2,227,328
China Overseas Land & Investment Ltd. (China)	994,000	2,940,482
China South City Holdings Ltd. (China)	384,000	173,712
Daiwa House Industry Co. Ltd. (Japan)	106,000	2,002,472
Deutsche Wohnen AG (Germany)	110,338	2,602,851
Hang Lung Properties Ltd. (Hong Kong)	332,000	926,183
Mitsui Fudosan Co. Ltd. (Japan)	67,000	1,796,642
Quality Houses PCL (Thailand), NVDR	2,059,600	227,357
Suplai PLC (Thailand), NVDR	252,000	183,339

		17,756,529

Road & Rail — 0.5%
Canadian Pacific Railway Ltd. (Canada)(u)	20,064	3,866,132
CSX Corp.(u)	64,668	2,342,921
East Japan Railway Co. (Japan)	19,900	1,499,880
Old Dominion Freight Line, Inc.*	29,047	2,255,209
Union Pacific Corp.(u)	31,541	3,757,479

		13,721,621

Semiconductors & Semiconductor Equipment — 2.0%
Advanced Semiconductor Engineering, Inc. (Taiwan)	823,000	977,417
Analog Devices, Inc.	18,000	999,360
Applied Materials, Inc.(u)	26,215	653,278
ARM Holdings PLC (United Kingdom)	180,631	2,774,927
ASML Holding NV (Netherlands)	35,575	3,843,798
Avago Technologies Ltd. (Singapore)(u)	92,568	9,311,415
Broadcom Corp. (Class A Stock)(u)	65,230	2,826,416

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Freescale Semiconductor Ltd.*(a)(u)	15,110	$381,225
Inotera Memories, Inc. (Taiwan)*	345,000	541,304
KLA-Tencor Corp.(u)	91,156	6,410,089
Lam Research Corp.(u)	114,352	9,072,688
Marvell Technology Group Ltd.
(Bermuda)(u)	17,322	251,169
Micron Technology, Inc.*	28,100	983,781
NXP Semiconductor NV (Netherlands)*	33,514	2,560,470
Radiant Opto-Electronics Corp. (Taiwan)	91,000	289,729
Realtek Semiconductor Corp. (Taiwan)	130,950	434,861
Samsung Electronics Co. Ltd. (South Korea)	3,014	3,623,565
Samsung Electronics Co. Ltd. (South Korea), GDR, RegS	7,200	4,359,564
SK Hynix, Inc. (South Korea)*	28,730	1,227,789
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	217,685	4,871,791
Texas Instruments, Inc.(u)	40,348	2,157,206
Vanguard International Semiconductor Corp. (Taiwan)	186,000	304,360
Wonik IPS Co. Ltd. (South Korea)*	30,800	386,950

		59,243,152

Software — 1.4%
Activision Blizzard, Inc.	50,800	1,023,620
Adobe Systems, Inc.*(u)	78,000	5,670,600
Citrix Systems, Inc.*(u)	12,358	788,441
Electronic Arts, Inc.*	40,262	1,892,918
Guidewire Software, Inc.*	29,120	1,474,346
Microsoft Corp.(u)	304,726	14,154,523
Oracle Corp.	135,074	6,074,278
Perfect World Co. Ltd. (China), ADR	13,840	218,118
Rovi Corp.*	49,601	1,120,487
SAP SE (Germany)	66,757	4,661,545
ServiceNow, Inc.*	17,211	1,167,766
Symantec Corp.	69,591	1,785,358
Workday, Inc. (Class A Stock)*(a)	11,374	928,232

		40,960,232

Specialty Retail — 1.2%
Advance Auto Parts, Inc.	8,754	1,394,337
AutoZone, Inc.*	2,930	1,813,992
Bed Bath & Beyond, Inc.*	20,000	1,523,400
Best Buy Co., Inc.	75,800	2,954,684
GameStop Corp. (Class A Stock)(a)	58,540	1,978,652
Gap, Inc. (The)	35,400	1,490,694
GOME Electrical Appliances Holding Ltd. (China)	1,708,000	249,650
Home Depot, Inc. (The)(u)	84,468	8,866,607
Kingfisher PLC (United Kingdom)	280,084	1,480,566
Lowe’s Cos., Inc.(u)	95,236	6,552,237
Neebo, Inc.*	1,680	9,156
TJX Cos., Inc. (The)(u)	55,918	3,834,856
Ulta Salon Cosmetics & Fragrance, Inc.*	20,422	2,610,748
Urban Outfitters, Inc.*	57,703	2,027,106

		36,786,685

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	225,584	24,899,963
Catcher Technology Co. Ltd. (Taiwan)	110,000	849,468

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Chicony Electronics Co. Ltd. (Taiwan)	187,716	$522,718
Hewlett-Packard Co.	101,859	4,087,602
Inventec Corp. (Taiwan)	326,000	218,029
Lenovo Group Ltd. (China)	734,000	958,320
Lite-On Technology Corp. (Taiwan)	186,572	213,136
Pegatron Corp. (Taiwan)	245,000	560,006
SanDisk Corp.	6,600	646,668
TCL Communication Technology Holdings Ltd. (China)	153,000	142,002
Western Digital Corp.	16,600	1,837,620

		34,935,532

Textiles, Apparel & Luxury Goods — 0.6%
Anta Sports Products Ltd. (China)	125,000	219,735
Burberry Group PLC (United Kingdom)	61,240	1,553,768
Cie Financiere Richemont SA (Switzerland), RegS	44,112	3,910,910
Coach, Inc.	12,500	469,500
Grendene SA (Brazil)	18,130	104,352
Hanesbrands, Inc.	17,600	1,964,512
Hermes International (France)	471	167,715
Kering (France)	7,416	1,425,140
Lululemon Athletica, Inc.*(a)	15,077	841,146
LVMH Moet Hennessy Louis Vuitton SA (France)	8,883	1,407,086
Michael Kors Holdings Ltd.*	34,650	2,602,215
PVH Corp.	4,961	635,851
Ralph Lauren Corp.(u)	5,194	961,721
Wolverine World Wide, Inc.	40,487	1,193,152

		17,456,803

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	59,580	1,068,410
Hudson City Bancorp, Inc.	70,500	713,460

		1,781,870

Tobacco — 0.4%
British American Tobacco PLC (United Kingdom)	93,003	5,039,930
Imperial Tobacco Group PLC (United Kingdom)	34,127	1,502,256
Japan Tobacco, Inc. (Japan)	104,700	2,881,636
KT&G Corp. (South Korea)	10,680	741,548
Philip Morris International, Inc.	24,529	1,997,887

		12,163,257

Trading Companies & Distributors — 0.4%
HD Supply Holdings, Inc.*	90,088	2,656,695
Rush Enterprises, Inc. (Class A Stock)*	24,597	788,334
SK Networks Co. Ltd. (South Korea)*	26,500	213,609
Sumitomo Corp. (Japan)	82,200	844,251
W.W. Grainger, Inc.	4,600	1,172,494
Wolseley PLC (United Kingdom)	93,530	5,347,290

		11,022,673

Transportation Infrastructure
Arteris SA (Brazil)	32,690	152,493
General Maritime Corp.*	148	1,154
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	65,800	413,520

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
Shenzhen International Holdings Ltd. (China)	195,750	$285,430
TAV Havalimanlari Holding A/S (Turkey)	34,570	282,217

		1,134,814

Wireless Telecommunication Services — 0.4%
China Mobile Ltd. (China)	217,500	2,547,522
KDDI Corp. (Japan)	16,500	1,036,597
Mobile Telesystems OJSC (Russia), ADR	62,110	445,950
MTN Group Ltd. (South Africa)	87,410	1,662,760
SK Telecom Co. Ltd. (South Korea)	3,480	851,184
VimpelCom Ltd. (Netherlands), ADR	36,020	150,383
Vodafone Group PLC (United Kingdom)	1,909,750	6,547,835

		13,242,231

TOTAL COMMON STOCKS (cost $1,210,865,066)		1,400,529,681

PREFERRED STOCKS — 0.3%
Automobiles — 0.1%
Volkswagen AG (Germany) (PRFC)	10,370	2,304,794

Banks — 0.1%
Banco do Estado do Rio Grande do Sul SA (Brazil) (PRFC B)	41,430	225,993
Itau Unibanco Holding SA (Brazil), ADR (PRFC)	124,964	1,625,782

		1,851,775

Consumer Finance
Ally Financial, Inc., 7.000%	40	40,184

Diversified Financial Services
GMAC Capital Trust I, Series 2, 8.125%	3,000	79,140

Food & Staples Retailing
Cia Brasileira de Distribuicao (Brazil), ADR (PRFC)	20,580	757,961

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany) (PRFC)	33,541	3,612,975

Insurance
XLIT Ltd. (Ireland), Series D, 3.373%	350	291,922

Machinery
Randon SA Implementos e Participacoes (Brazil) (PRFC)	81,542	146,323

TOTAL PREFERRED STOCKS (cost $7,692,724)		9,085,074

	Units
WARRANTS*
Specialty Retail
Neebo, Inc. (Class A Stock), expiring 06/20/19	1,980	—
Neebo, Inc. (Class B Stock), expiring 06/20/19	4,243	—

		—

WARRANTS* (continued)	Units	Value (Note 2)
Transportation Infrastructure
General Maritime Corp., expiring 05/17/17	230	$—

TOTAL WARRANTS (cost $1)		—

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.0%
Non-Residential Mortgage-Backed Securities — 0.5%
Ally Auto Receivables Trust,
Series 2012-2, Class A3
0.740%	04/15/16	128	127,644
Series 2012-3, Class A3
0.850%	08/15/16	297	297,532
Series 2012-4, Class A3
0.590%	01/17/17	829	829,145
American Credit Acceptance Receivables Trust,
Series 2013-2, Class A, 144A
1.320%	02/15/17	310	310,410
AmeriCredit Automobile Receivables Trust,
Series 2013-4, Class A2
0.740%	11/08/16	74	74,049
Carfinance Capital Auto Trust,
Series 2013-1A, Class A, 144A
1.650%	07/17/17	134	134,133
Series 2013-2A, Class A, 144A
1.750%	11/15/17	406	407,019
Carnow Auto Receivables Trust,
Series 2013-1A, Class A, 144A
1.160%	10/16/17	63	63,270
CPS Auto Receivables Trust,
Series 2011-C, Class A, 144A
4.210%	03/15/19	48	48,750
Series 2012-C, Class A, 144A
1.820%	12/16/19	240	240,899
Series 2012-D, Class A, 144A
1.480%	03/16/20	212	211,942
Series 2013-A, Class A, 144A
1.310%	06/15/20	441	439,136
Series 2013-C, Class A, 144A
1.640%	04/16/18	1,077	1,078,000
Credit Acceptance Auto Loan Trust,
Series 2012-2A, Class A, 144A
1.520%	03/16/20	399	400,051
Discover Card Execution Note Trust,
Series 2012-A1, Class A1
0.810%	08/15/17	656	656,308
Exeter Automobile Receivables Trust,
Series 2012-2A, Class A, 144A
1.300%	06/15/17	79	79,398
Series 2013-1A, Class A, 144A
1.290%	10/16/17	280	280,858
Flagship Credit Auto Trust,
Series 2013-1, Class A, 144A
1.320%	04/16/18	465	465,529
Series 2013-2, Class A, 144A
1.940%	01/15/19	890	895,813

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Auto Owner Trust,
Series 2012-A, Class A3
0.840%	08/15/16	208	$208,150
Series 2013-C, Class A3
0.820%	12/15/17	1,332	1,333,592
Honda Auto Receivables Owner Trust,
Series 2012-1, Class A4
0.970%	04/16/18	675	676,085
Huntington Auto Trust,
Series 2012-1, Class A3
0.810%	09/15/16	108	107,613
Hyundai Auto Receivables Trust,
Series 2012-B, Class A3
0.620%	09/15/16	245	244,733
Series 2013-A, Class A3
0.560%	07/17/17	1,384	1,384,057
Mercedes-Benz Auto Lease Trust,
Series 2013-A, Class A3
0.590%	02/15/16	1,380	1,379,883
Mercedes-Benz Auto Receivables Trust,
Series 2013-1, Class A3
0.780%	08/15/17	787	788,112
Santander Drive Auto Receivables Trust,
Series 2012-5, Class A3
0.830%	12/15/16	8	8,132
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC2, Class A2B
0.310%(c)	01/25/37	88	63,471
SNAAC Auto Receivables Trust,
Series 2013-1A, Class A, 144A
1.140%	07/16/18	57	57,231
Toyota Auto Receivables Owner Trust,
Series 2013-A, Class A3
0.550%	01/17/17	829	829,564
USAA Auto Owner Trust,
Series 2012-1, Class A3
0.430%	08/15/16	185	184,961
World Omni Auto Receivables Trust,
Series 2012-A, Class A3
0.640%	02/15/17	445	445,216

			14,750,686

Residential Mortgage-Backed Securities — 0.5%
Accredited Mortgage Loan Trust,
Series 2003-3, Class A1
5.210%	01/25/34	179	173,671
Series 2006-2, Class A3
0.320%(c)	09/25/36	123	121,236
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-FM1, Class A2B
0.260%(c)	07/25/36	374	135,808
Series 2006-NC3, Class A2B
0.280%(c)	12/25/36	99	40,365
Ameriquest Mortgage Securities Trust,
Series 2006-M3, Class A2C
0.330%(c)	10/25/36	270	118,120
Argent Securities, Inc.,
Series 2006-M3, Class A2B
0.270%(c)	10/25/36	165	71,548

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2006-M3, Class A2D
0.410%(c)	10/25/36		100	$44,308
Bear Stearns Asset-Backed Securities Trust,
Series 2003-SD1, Class A
1.070%(c)	12/25/33		271	253,819
Carrington Mortgage Loan Trust,
Series 2006-FRE2, Class A2
0.290%(c)	10/25/36		227	135,126
Centex Home Equity Loan Trust,
Series 2004-D, Class AF4
4.680%	06/25/32		328	336,436
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC1, Class A2A
0.220%(c)	12/25/36		31	16,935
Series 2007-AMC4, Class A2B
0.310%(c)	05/25/37		171	164,281
Countrywide Asset-Backed Certificates,
Series 2005-12, Class 1A4
5.269%(c)	02/25/36		125	125,314
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-CF2, Class 1A2, 144A
5.150%	01/25/43		161	163,292
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB4, Class AV4
0.395%(c)	05/25/36		67	50,487
Ellington Loan Acquisition Trust,
Series 2007-1, Class A2B, 144A
1.070%(c)	05/28/37		91	89,113
Equity One Mortgage Pass-Through Trust,
Series 2003-2, Class M1
5.050%(c)	09/25/33		129	129,907
Fieldstone Mortgage Investment Trust,
Series 2006-2, Class 2A3
0.422%(c)	07/25/36		83	46,918
First Franklin Mortgage Loan Trust,
Series 2006-FF16, Class 2A3
0.310%(c)	12/25/36		227	139,685
Fortress Opportunities Residential Transaction,
Series 2013-1A, Class A1N, 144A
3.960%	10/25/33	(g)	64	64,379
Series 2013-1A, Class AR, 144A
4.210%	10/25/18	(g)	35	35,460
Fremont Home Loan Trust,
Series 2006-B, Class 2A3
0.330%(c)	08/25/36		348	149,180
Series 2006-C, Class 2A2
0.320%(c)	10/25/36		120	58,672
GMAT Trust,
Series 2013-1A, Class A, 144A
3.967%	11/25/43		367	369,176
GSAA Home Equity Trust,
Series 2007-5, Class 1AV1
0.270%(c)	03/25/47		114	59,728
Series 2007-5, Class 2A1A
0.290%(c)	04/25/47		100	76,867
GSAMP Trust,
Series 2006-FM2, Class A2D
0.410%(c)	09/25/36		115	54,512
Series 2007-NC1, Class A2C

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
0.320%(c)	12/25/46	128	$73,680
HLSS Servicer Advance Receivables Backed Notes,
Series 2012-T2, Class A2, 144A
1.990%	10/15/45	365	366,467
Series 2013-T2, Class A2, 144A
1.147%	05/16/44	2,625	2,622,375
Home Equity Asset Trust,
Series 2005-8, Class M1
0.600%(c)	02/25/36	240	208,891
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2006-C, Class 2A
0.300%(c)	08/25/36	233	188,403
Series 2006-D, Class 2A3
0.330%(c)	11/25/36	150	93,323
Series 2006-E, Class 2A3
0.340%(c)	04/25/37	268	173,863
IXIS Real Estate Capital Trust,
Series 2005-HE2, Class M4
1.100%(c)	09/25/35	49	45,475
MASTR Asset-Backed Securities Trust,
Series 2006-WMC2, Class A4
0.320%(c)	04/25/36	305	136,925
Merrill Lynch Mortgage Investors Trust,
Series 2006-FF1, Class M3
0.480%(c)	08/25/36	150	134,505
Series 2007-HE3, Class A1
0.240%(c)	04/25/47	113	63,903
Mid-State Capital Corp. Trust,
Series 2006-1, Class A, 144A
5.787%	10/15/40	745	785,484
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 1AV1
0.330%(c)	06/25/37	233	205,990
Navitas Equipment Receivables LLC,
Series 2013-1, Class A, 144A
1.950%	11/15/16	227	227,568
New Century Home Equity Loan Trust,
Series 2005-C, Class A2D
0.510%(c)	12/25/35	260	220,635
Series 2006-2, Class A2B
0.330%(c)	08/25/36	173	130,165
Newcastle Mortgage Securities Trust,
Series 2007-1, Class 1A1
0.360%(c)	04/25/37	237	196,093
Nomura Home Equity Loan, Inc./Home Equity Loan Trust,
Series 2005-FM1, Class M2
0.660%(c)	05/25/35	198	183,388
NovaStar Mortgage Funding Trust,
Series 2006-4, Class A2D
0.420%(c)	09/25/36	73	42,581
Series 2007-1, Class A2C
0.350%(c)	03/25/37	527	275,155
Option One Mortgage Loan Trust,
Series 2005-5, Class M1
0.560%(c)	12/25/35	240	208,376
Park Place Securities, Inc.,
Series 2004-MCW1, Class M1
1.107%(c)	10/25/34	409	407,069
Series 2004-WHQ2, Class M2

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
1.115%(c)	02/25/35	166	$165,889
Series 2005-WHQ3, Class M2
0.620%(c)	06/25/35	191	190,212
RAMP Trust,
Series 2005-EFC2, Class M4
0.780%(c)	07/25/35	250	223,531
Residential Asset Mortgage Products, Inc.,
Series 2005-EFC6, Class M1
0.580%(c)	11/25/35	539	530,644
Series 2006-NC1, Class A2
0.360%(c)	01/25/36	181	179,887
Residential Asset Securities Corp.,
Series 2004-KS5, Class AI5
5.331%(c)	06/25/34	275	280,078
Series 2006-KS1, Class A4
0.470%(c)	02/25/36	481	475,959
Saxon Asset Securities Trust,
Series 2006-2, Class A3C
0.320%(c)	09/25/36	91	84,429
SG Mortgage Securities Trust,
Series 2006-FRE1, Class A2B
0.350%(c)	02/25/36	164	107,787
Structured Asset Investment Loan Trust,
Series 2003-BC5, Class M1
1.295%(c)	06/25/33	394	378,155
Series 2005-HE3, Class M1
0.650%(c)	09/25/35	80	68,872
Series 2006-3, Class A5
0.320%(c)	06/25/36	218	185,902
Structured Asset Securities Corp.,
Series 2002-AL1, Class A2
3.450%	02/25/32	133	132,460
Trafigura Securitisation Finance PLC (Ireland),
Series 2012-1A, Class A, 144A
2.561%(c)	10/15/15	563	565,325
Westgate Resorts,
Series 2012-1, Class A, 144A
4.500%	09/20/25	31	31,029

			13,814,816

TOTAL ASSET-BACKED SECURITIES (cost $28,136,217)			28,565,502

BANK LOANS(c) — 0.3%
Airlines
Delta Air Lines, Inc.,
2014 Term Loan B-1
3.250%	10/18/18	490	479,323
Flying Fortress, Inc.,
New Loans
3.500%	06/30/17	202	198,642

			677,965

Auto Components
Autoparts Holdings Ltd.,
Term Loan (First Lien)
6.500%	08/01/17	29	28,266
6.500%	01/01/40	15	14,413

			42,679

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
BANK LOANS(c) (continued)
Automobiles
Chrysler Group LLC,
Term Loan B
3.500%	05/24/17	612		$607,821

Building Products
Continental Building Products LLC,
Term Loan (First Lien)
4.000%	08/15/20	90		88,191
Quikrete Holdings, Inc.,
Initial Loan (First Lien)
4.000%	09/28/20	95		93,070

				181,261

Chemicals
OCI Beaumont LLC,
Term Loan B-3
5.000%	08/20/19	19		18,461

Commercial Services & Supplies — 0.1%
Alliance Laundry Systems LLC,
Initial Term Loan (First Lien)
4.250%	12/10/18	87		85,599
Freedom Group, Inc.,
Term Loan B
5.500%	04/19/19	171		166,019
Harland Clarke Holdings Corp.,
Tranche Term Loan B-2
5.505%	06/30/17	166		164,668
Tranche Term Loan B-4
6.000%	08/04/19	147		146,268
Intelligrated, Inc.,
Term Loan (First Lien)
4.500%	07/30/18	142		138,068
5.750%	07/30/18	—	(r)	351
R.H. Donnelley, Inc.,
Loan
9.750%	12/31/16	79		56,345

				757,318

Containers & Packaging
Southern Graphic Systems, Inc.,
Term Loan
4.250%	10/17/19	23		23,056

Diversified Financial Services
Ascensus, Inc.,
Initial Term Loan
9.000%	11/15/20	15		14,822
Capmark Financial Group, Inc. — Escrow,
Loan
5.250%	01/01/41	3,370		16,850

				31,672

Diversified Telecommunication Services
Altice Financing SA,
Term Loan
5.500%	07/15/19	40		38,847
Avaya, Inc.,
Term Loan B-3
4.670%	10/26/17	319		305,754

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Diversified Telecommunication Services (continued)
Cincinnati Bell, Inc.,
Tranche Term Loan B
4.000%	08/09/20	64	$63,385

			407,986

Electric Utilities
Energy Future Intermediate Holdings Co. LLC,
Term Loan
4.250%	06/12/16	20	19,673
Texas Competitive Electric Holdings Co. LLC,
2017 Term Loan (Extending)
4.648%	10/10/17	428	276,368

			296,041

Food & Staples Retailing
H. J. Heinz Co.,
Term Loan B-2
3.500%	06/05/20	642	637,688

Food Products
Dole Food Co.,
Tranche Term Loan B
4.500%	11/01/18	97	95,623
Pinnacle Foods,
Tranche Term Loan G
3.000%	04/29/20	630	610,244

			705,867

Health Care Equipment & Supplies
CHG Healthcare Services,
Term Loan (First Lien)
4.250%	11/19/19	73	72,215
Sage Products, Inc.,
Replacement Term Loan (First Lien)
5.000%	11/20/19	104	103,622

			175,837

Health Care Providers & Services
Alliance Healthcare Services, Inc.,
Initial Term Loan
4.250%	06/03/19	273	268,937
Emdeon, Inc.,
Term Loan B-2
3.750%	11/02/18	299	292,997

			561,934

Hotels, Restaurants & Leisure
ROC Finance LLC,
Funded Term Loan B
5.000%	05/22/19	89	82,279

Household Products
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan
4.000%	12/01/18	87	85,446

Industrial Conglomerates
Rexnord LLC/RBS Global, Inc.,
Term Loan B
4.000%	08/21/20	99	96,577

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Insurance
National Financial Partners Corp.,
2014 Specified Refinancing Term Loan
4.500%	07/01/20	65	$64,362

Internet Software & Services
GO Daddy Group, Inc. (The),
Initial Term Loan
4.750%	05/01/21	32	31,555

Media — 0.1%
Cumulus Media,
Term Loan
4.250%	12/23/20	118	114,136
Entercom Radio LLC,
Term Loan B-2
4.000%	11/23/18	105	104,081
iHeart Communications, Inc.,
Tranche Term Loan D
6.919%	01/30/19	314	295,213
Tranche Term Loan E
7.669%	07/30/19	250	237,603
Radio One, Inc.,
Term Loan
7.500%	03/31/16	348	344,520
Univision Communications, Inc.,
Replacement First-Lien Term Loan
4.000%	03/01/20	391	382,135
Vertis, Inc.,
Term Loan
— %(p)	12/21/15	354	443

			1,478,131

Multiline Retail — 0.1%
J.C. Penney Corp., Inc.,
Loan
6.000%	05/21/18	493	482,241
Rite Aid Corp.,
Tranche Term Loan 1 (Second Lien)
5.750%	08/21/20	30	30,050
Tranche Term Loan 2 (Second Lien)
4.875%	06/21/21	142	141,430
Sears Roebuck Acceptance Corp.,
Term Loan
5.500%	06/30/18	129	123,696

			777,417

Oil, Gas & Consumable Fuels
Alon USA Partners LP,
Tranche Term Loan B
9.250%	11/13/18	27	27,324
Fieldwood Energy LLC,
Closing Date Loan (Second Lien)
8.375%	09/25/20	150	108,938
Kinetic Concepts, Inc.,
Dollar Term Loan E-1
4.000%	05/04/18	98	96,419
MEG Energy Corp.,
Incremental Term Loan
3.750%	03/31/20	28	26,577

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Oil, Gas & Consumable Fuels (continued)
NFR Energy,
Term Loan (Second Lien)
8.750%	01/18/18	117	$88,667
Shelf Drilling,
Term Loan
10.000%	10/01/18	50	37,500
Stallion Oilfield,
Loan
8.000%	06/11/18	42	35,770

			421,195

Real Estate Management & Development
Realogy Corp.,
Extended Synthetic Commitment
4.400%	10/10/16	20	19,513

Semiconductors & Semiconductor Equipment
Avago Technologies Ltd.,
Term Loan
3.750%	05/06/21	40	39,812
Axalta Coating Systems,
Refinanced Term Loan B
3.750%	02/01/20	97	94,608
Freescale Semiconductor, Inc.,
Tranche Term Loan B-4
4.250%	02/28/20	73	70,981
Semiconductor Components Industries LLC,
Term Loan
1.985%	01/02/18	117	111,914

			317,315

Software
First Data Corp.,
2018B Second New Term Loan
3.667%	09/24/18	82	80,351
Syniverse Holdings, Inc.,
Term Loan B
4.000%	04/30/19	60	58,041
USI, Inc.,
Initial Term Loan
4.250%	12/27/19	154	151,211

			289,603

Specialty Retail
SUPERVALU, Inc.,
New Term Loan
4.500%	03/18/19	171	167,688
Term Loan
4.500%	03/21/19	44	42,918

			210,606

Technology Hardware, Storage & Peripherals
Dell, Inc.,
Term Loan B
4.500%	04/09/20	35	34,675

Transportation Infrastructure
Floatel International Ltd.,
Initial Term Loan
6.000%	06/07/20	32	25,957

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Transportation Infrastructure (continued)
Navios Maritime Partners L.P.,
Term Loan
5.250%	06/28/18	64	$62,673
Wabash National Corp.,
Tranche Loan B-1
4.500%	05/04/19	159	158,641

			247,271

TOTAL BANK LOANS (cost $10,300,488)			9,281,531

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.6%
A10 Securitization LLC,
Series 2013-1, Class A, 144A
2.400%	11/15/25	504	504,913
A10 Term Asset Financing LLC,
Series 2013-2, Class A, 144A
2.620%	11/15/27	1,730	1,738,037
BAMLL Commercial Mortgage Securities Trust,
Series 2013-DSNY, Class F, 144A
3.661%(c)	09/15/26	160	160,616
Banc of America Commercial Mortgage Trust,
Series 2006-3, Class A4
5.889%(c)	07/10/44	1,017	1,070,713
Series 2006-5, Class A4
5.414%	09/10/47	1,220	1,276,243
Series 2006-5, Class AM
5.448%	09/10/47	490	513,393
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-3, Class AM
4.727%	07/10/43	765	774,645
BB-UBS Trust,
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	2,025	1,982,637
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871%	09/11/42	153	155,506
Series 2007-PW16, Class AM
5.707%(c)	06/11/40	905	986,374
Citigroup Commercial Mortgage Trust,
Series 2005-C3, Class AM
4.830%(c)	05/15/43	420	421,145
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2005-CD1, Class AJ
5.226%(c)	07/15/44	1,430	1,467,630
Series 2005-CD1, Class AM
5.226%(c)	07/15/44	800	821,269
COBALT CMBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.223%	08/15/48	729	768,181
Commercial Funding Corp.,
Series 2006-GG7, Class AM
5.819%(c)	07/10/38	1,685	1,775,887
Credit Suisse Commercial Mortgage Trust,
Series 2006-C2, Class A3
5.669%(c)	03/15/39	385	398,880

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AJ
5.075%(c)	02/15/38	601	$601,107
Series 2005-C3, Class AM
4.730%	07/15/37	750	757,937
DBRR Trust,
Series 2013-EZ2, Class A, 144A
0.853%(c)	02/25/45	793	793,141
Fannie Mae-Aces,
Series 2011-M2, Class A2
3.645%	04/25/21	1,239	1,319,898
Series 2011-M4, Class A2
3.726%	06/25/21	1,430	1,542,053
Series 2012-M8, Class ASQ2
1.520%	12/25/19	1,328	1,329,140
Series 2012-M8, Class ASQ3
1.801%	12/25/19	1,515	1,511,619
Series 2013-M7, Class A2
2.280%	12/27/22	1,465	1,431,788
Series 2013-M13, Class A2
2.624%	04/25/23	1,837	1,830,345
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 144A
5.307%(c)	08/10/44	1,755	1,850,532
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2005-CB13, Class A4
5.243%(c)	01/12/43	600	613,231
Series 2006-CB16, Class A4
5.552%	05/12/45	1,111	1,160,386
Series 2006-LDP6, Class AM
5.525%(c)	04/15/43	825	862,554
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
5.833%(c)	06/15/38	503	528,515
Series 2006-C6, Class A4
5.372%	09/15/39	525	554,990
Series 2007-C1, Class AM
5.455%	02/15/40	1,460	1,557,921
Series 2007-C7, Class A3
5.866%(c)	09/15/45	759	833,959
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class AJ
5.366%(c)	01/12/44	210	217,152
Series 2006-C1, Class A4
5.677%(c)	05/12/39	600	625,896
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class AM
5.370%	12/15/43	1,310	1,397,997
Series 2006-IQ12, Class AMFX
5.370%	12/15/43	1,255	1,336,350
Series 2007-HQ11, Class X, IO, 144A
0.216%(c)	02/12/44	40,689	161,985
Morgan Stanley Reremic Trust,
Series 2012-IO, Class AXA, 144A
1.000%	03/27/51	697	696,434
NorthStar Mortgage Trust,
Series 2012-1, Class A, 144A
1.355%(c)	08/25/29	65	64,955

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-1A, Class A, 144A
2.020%(c)	08/25/29		1,806	$1,826,808
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4, Class A3
5.559%(c)	08/15/39		114	113,902
UBS Commercial Mortgage Trust,
Series 2012-C1, Class D, 144A
5.426%(c)	05/10/45		1,560	1,630,804
Series 2012-C1, Class XA, IO, 144A
2.288%(c)	05/10/45		4,828	565,398
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63		647	675,952
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30		1,049	1,049,898
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3
5.765%(c)	07/15/45		786	822,816
Wells Fargo Resecuritization Trust,
Series 2012-IO, Class A, 144A
1.750%	08/20/21		313	312,591
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.182%(c)	03/15/45		1,125	1,072,713

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $46,479,657)				46,466,836

CONVERTIBLE BONDS — 0.2%
Investment Companies — 0.1%
Ares Capital Corp.,
Sr. Unsec’d. Notes
4.375%	01/15/19		1,700	1,704,250
4.750%	01/15/18		1,041	1,067,025
Prospect Capital Corp.,
Sr. Unsec’d. Notes
5.875%	01/15/19		1,055	1,043,131

				3,814,406

Real Estate Management & Development — 0.1%
British Land Jersey Ltd. (United Kingdom),
Gtd. Notes
1.500%	09/10/17	GBP	1,200	2,194,451

Specialty Retail
Real Mex Restaurants, Inc.,
Notes
0.028%(s)	01/01/40		102	—

TOTAL CONVERTIBLE BONDS (cost $6,226,421)				6,008,857

CORPORATE BONDS — 17.4%
Aerospace & Defense — 0.1%
Alliant Techsystems, Inc.,
Gtd. Notes, 144A
5.250%	10/01/21		41	41,307
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
5.200%	08/15/15		170	174,458

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
6.375%	06/01/19		70	$80,817
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%	08/15/24		540	755,403
GenCorp, Inc.,
Sec’d. Notes
7.125%	03/15/21		44	46,081
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21		365	378,093
4.070%	12/15/42		620	625,627
Textron, Inc.,
Sr. Unsec’d. Notes
3.875%	03/01/25		515	515,907
Triumph Group, Inc.,
Gtd. Notes
4.875%	04/01/21		10	9,875
United Technologies Corp.,
Sr. Unsec’d. Notes
3.100%	06/01/22		64	65,301
4.500%	06/01/42	(a)	171	186,183
6.125%	02/01/19		290	336,696

				3,215,748

Air Freight & Logistics
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.450%	10/01/22		71	69,602

Airlines — 0.1%
Air Canada 2013-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
4.125%	11/15/26		118	119,267
Allegiant Travel Co.,
Gtd. Notes
5.500%	07/15/19		80	81,400
American Airlines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.250%	07/31/22		49	52,896
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		318	323,384
American Airlines 2013-2 Class A Pass-Through Trust,
Equipment Trust
4.950%	07/15/24		764	818,082
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Pass-Through Certificates
7.875%	01/02/20		462	490,014
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		157	172,158
Continental Airlines 2012-2 Class A Pass-Through Certificates,
Pass-Through Certificates
4.000%	04/29/26		80	81,681
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%(c)	02/10/24		535	620,235
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20		85	90,719

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Airlines (continued)
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20		42	$45,162
Delta Air Lines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	11/07/21		59	62,631
Northwest Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.027%	05/01/21		550	624,563
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27		67	69,345
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		558	569,421
US Airways 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.375%	05/15/23		10	10,065

				4,231,023

Auto Components
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
8.750%	08/15/20		500	578,750
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
4.250%	03/01/21		165	178,345
5.000%	03/30/20		150	164,619
MPG Holdco I, Inc.,
Gtd. Notes, 144A
7.375%	10/15/22	(a)	23	23,690
Tenneco, Inc.,
Gtd. Notes
5.375%	12/15/24		14	14,350

				959,754

Automobiles — 0.3%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.250%	06/15/21		500	553,750
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
1.875%	01/11/18		565	566,963
2.250%	09/03/19		1,365	1,360,404
2.375%	08/01/18		227	230,185
2.625%	09/15/16		195	199,765
2.950%	01/11/17	(a)	400	412,585
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25		27	27,067
5.200%	04/01/45	(a)	385	406,175
6.250%	10/02/43		130	155,298
General Motors Financial Co., Inc.,
Gtd. Notes
2.750%	05/15/16		585	594,506
3.250%	05/15/18		205	205,256
Nissan Motor Acceptance Corp. (Japan),
Unsec’d. Notes, 144A
1.800%	03/15/18		364	361,862

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Automobiles (continued)
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	03/15/17		99	$99,830
Toyota Motor Credit Corp. (Japan),
Sr. Unsec’d. Notes, MTN
2.000%	09/15/16		1,945	1,980,263
2.000%	10/24/18		1,015	1,024,799

				8,178,708

Banks — 2.9%
Abbey National Treasury Services PLC (United Kingdom),
Gtd. Notes
2.350%	09/10/19		2,055	2,048,081
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.500%	10/30/18		830	838,313
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.000%	09/13/17		340	378,924
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
2.400%	11/23/16		317	324,304
Sr. Unsec’d. Notes, 144A
3.250%	03/01/16		120	123,595
4.875%	01/12/21		160	180,323
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49	(a)	1,030	993,306
6.250%(c)	09/29/49		1,035	1,023,032
8.000%(c)	07/29/49		306	328,567
8.125%(c)	12/29/49		204	220,065
Sr. Unsec’d. Notes
1.500%	10/09/15		935	938,834
3.750%	07/12/16		1,430	1,481,135
3.875%	03/22/17		1,245	1,302,639
5.625%	10/14/16		620	663,949
5.625%	07/01/20		630	717,312
6.500%	08/01/16		267	287,646
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23		1,415	1,415,109
5.000%	01/15/15		700	700,807
5.000%	05/13/21		75	83,689
5.000%	01/21/44	(a)	330	369,542
5.650%	05/01/18		70	77,768
6.400%	08/28/17		1,555	1,732,528
Sub. Notes
5.420%	03/15/17		700	750,503
Sub. Notes, MTN
4.250%	10/22/26	(a)	1,485	1,481,666
Bank of America NA,
Sub. Notes
0.521%(c)	06/15/16		500	496,622
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.400%	09/11/17	(a)	341	340,633
1.450%	04/09/18		783	773,342
2.375%	01/25/19	(a)	1,265	1,277,158

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Bank of Nova Scotia (The) (Canada),
Covered Bonds, 144A
1.650%	10/29/15		166	$167,440
Sr. Unsec’d. Notes
1.375%	12/18/17		200	198,723
2.800%	07/21/21		1,055	1,055,440
3.400%	01/22/15		120	120,189
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
2.350%	02/23/17		226	229,816
2.700%	09/09/18		300	305,198
4.100%	09/09/23		200	215,359
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A
1.700%	01/20/17		560	561,221
2.750%	01/22/19	(a)	1,325	1,345,935
Barclays Bank PLC (United Kingdom),
Covered Bonds, 144A
2.500%	09/21/15		200	202,806
Sr. Unsec’d. Notes
2.750%	02/23/15		340	340,935
Sub. Notes, 144A
6.050%	12/04/17		1,510	1,660,867
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
3.950%	04/29/16		515	533,137
Sub. Notes
5.250%	11/01/19		80	89,120
BPCE SA (France),
Gtd. Notes
2.500%	12/10/18		855	866,656
4.000%	04/15/24	(a)	615	642,777
Sub. Notes, 144A
5.700%	10/22/23		425	456,351
Branch Banking & Trust Co.,
Sr. Unsec’d. Notes
2.850%	04/01/21		1,293	1,300,523
Sub. Notes
0.535%(c)	05/23/17		522	518,773
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/17		48	49,800
5.250%	03/15/18		220	229,350
Citigroup, Inc.,
Jr. Sub. Notes
5.350%(c)	04/29/49		1,250	1,153,125
6.300%(c)	12/29/49		300	295,500
Sr. Unsec’d. Notes
1.700%	07/25/16		655	659,486
2.500%	09/26/18		1,155	1,168,495
3.375%	03/01/23		231	233,066
4.500%	01/14/22	(a)	435	475,350
4.750%	05/19/15		588	596,668
4.950%	11/07/43	(a)	935	1,042,221
5.375%	08/09/20		74	84,105
6.000%	08/15/17		6	6,638
6.125%	11/21/17		1,200	1,338,101
8.500%	05/22/19		490	610,573
Sub. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
0.506%(c)	06/09/16		1,230	$1,218,234
4.300%	11/20/26		340	339,238
Comerica, Inc.,
Sr. Unsec’d. Notes
3.000%	09/16/15		60	60,896
Commonwealth Bank of Australia (Australia),
Covered Bonds, 144A
2.250%	03/16/17		250	255,628
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Gtd. Notes
3.375%	01/19/17		45	46,943
Sr. Unsec’d. Notes, 144A
3.200%	03/11/15		500	502,500
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A
3.875%	04/15/24		795	821,404
Sub. Notes, 144A
8.125%(c)	09/19/33		840	937,166
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.350%	05/30/17		90	89,242
3.250%	01/11/16		210	214,556
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18	(a)	2,260	2,254,110
3.200%	08/09/21		1,185	1,190,097
DNB Boligkreditt A/S (Norway),
Covered Bonds, 144A
2.100%	10/14/16		379	383,375
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38		100	150,218
HSBC Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.500%	05/15/18	(a)	665	657,749
4.125%	08/12/20		1,517	1,642,119
4.750%	01/19/21		300	333,973
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.000%	06/30/15		350	357,061
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
5.625%(c)	12/29/49		625	627,187
6.375%(c)	12/29/49		1,000	1,010,000
Sr. Unsec’d. Notes
4.000%	03/30/22		1,018	1,083,453
5.100%	04/05/21		111	125,474
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18		200	199,230
2.375%	11/13/19		2,275	2,274,336
ING Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
3.750%	03/07/17		328	343,253
Intesa Sanpaolo SpA (Italy),
Gtd. Notes
5.250%	01/12/24		1,350	1,462,450

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
KeyBank NA,
Sub. Notes
5.700%	11/01/17		205	$225,800
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21	(a)	100	112,860
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
7.500%(c)	04/30/49		670	681,725
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
2.000%	08/15/16		318	321,873
5.000%	02/22/17		378	403,176
Manufacturers & Traders Trust Co.,
Sub. Notes
6.625%	12/04/17		250	282,832
MUFG Union Bank NA,
Sr. Unsec’d. Notes
2.625%	09/26/18		1,225	1,243,064
National Australia Bank Ltd. (Australia),
Covered Bonds, 144A
2.000%	06/20/17		330	334,915
Sr. Unsec’d. Notes, 144A
2.750%	09/28/15		220	223,203
3.000%	07/27/16		600	618,656
National City Corp.,
Sub. Notes
6.875%	05/15/19		100	117,476
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/17		350	362,591
Sub. Notes, 144A
4.875%	05/13/21		237	256,758
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A
1.625%	03/13/15		200	200,357
PNC Bank NA,
Sub. Notes
2.700%	11/01/22		1,160	1,110,886
2.950%	01/30/23		720	703,577
6.875%	04/01/18		253	291,431
PNC Financial Services Group, Inc. (The),
Jr. Sub. Notes
4.850%(c)	05/29/49	(a)	605	571,019
Sr. Unsec’d. Notes
2.854%	11/09/22		340	334,360
PNC Funding Corp.,
Gtd. Notes
5.125%	02/08/20		300	337,101
6.700%	06/10/19		160	189,444
Royal Bank of Canada (Canada),
Covered Bonds
1.200%	09/19/18		563	559,785
2.000%	10/01/18		397	400,656
Sr. Unsec’d. Notes, MTN
2.300%	07/20/16		295	301,059
Royal Bank of Scotland PLC (The) (United Kingdom),
Gtd. Notes
6.125%	01/11/21		200	235,676

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Sub. Notes, RegS
9.500%(c)	03/16/22		145	$164,780
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.750%	03/19/18		2,286	2,274,362
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.875%	10/02/19		530	523,498
Standard Chartered PLC (United Kingdom),
Sub. Notes, 144A
5.200%	01/26/24		350	363,672
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
3.500%	01/20/17		250	260,614
Svenska Handelsbanken AB (Sweden),
Bank Gtd. Notes
3.125%	07/12/16		250	258,229
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.750%	03/12/18		1,235	1,232,253
2.125%	09/29/17		1,965	1,987,649
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
2.200%	07/29/15		115	116,119
Sr. Unsec’d. Notes, MTN
1.400%	04/30/18		1,070	1,063,296
2.500%	07/14/16		287	294,005
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
1.650%	05/15/17		211	212,575
3.000%	03/15/22		133	134,326
4.125%	05/24/21		133	145,397
Wachovia Bank NA,
Sub. Notes
6.000%	11/15/17		600	672,548
Wachovia Corp.,
Sr. Unsec’d. Notes, MTN
5.750%	02/01/18		1,400	1,567,692
Wells Fargo & Co.,
Jr. Sub. Notes
7.980%(c)	03/29/49	(a)	1,030	1,136,863
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22		1,000	1,043,926
Sub. Notes
3.450%	02/13/23		290	293,913
4.125%	08/15/23	(a)	420	440,824
5.375%	11/02/43		1,140	1,296,993
Sub. Notes, MTN
4.650%	11/04/44	(a)	400	412,744
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
2.450%	11/28/16		200	204,992
Sr. Unsec’d. Notes
4.875%	11/19/19		200	223,153

				85,427,731

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
2.625%	01/17/23		780	$757,147
4.625%	02/01/44	(a)	125	135,959
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
2.500%	07/15/22		1,085	1,054,492
5.375%	01/15/20		1,510	1,710,282
8.000%	11/15/39		160	244,705
Constellation Brands, Inc.,
Gtd. Notes
3.750%	05/01/21		33	32,670
4.250%	05/01/23		66	65,505
4.750%	11/15/24		17	17,213
Diageo Capital PLC (United Kingdom),
Gtd. Notes
1.500%	05/11/17		113	113,150
5.750%	10/23/17		180	200,450
DS Services of America, Inc.,
Sec’d. Notes, 144A
10.000%	09/01/21		43	49,665
Heineken NV (Netherlands),
Sr. Unsec’d. Notes, 144A
1.400%	10/01/17	(a)	110	109,366
3.400%	04/01/22		250	257,047
PepsiCo, Inc.,
Sr. Unsec’d. Notes
1.250%	08/13/17		180	179,651
3.000%	08/25/21		94	96,842

				5,024,144

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.450%	10/01/20		300	311,699
3.625%	05/15/22		405	416,936
3.625%	05/22/24	(a)	740	752,166
5.650%	06/15/42		560	666,287
6.375%	06/01/37		200	251,731
6.400%	02/01/39		61	77,448
Celgene Corp.,
Sr. Unsec’d. Notes
1.900%	08/15/17		195	195,687
3.250%	08/15/22		85	85,547
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.700%	04/01/24		1,040	1,090,784
4.500%	02/01/45		400	427,520
4.800%	04/01/44		180	199,666

				4,475,471

Building Products — 0.1%
Cemex Espana SA (Mexico),
Sr. Sec’d. Notes, 144A
9.875%	04/30/19		150	164,625
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22		275	306,625

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Building Products (continued)
CRH America, Inc. (Ireland),
Gtd. Notes
6.000%	09/30/16	75	$80,724
Griffon Corp.,
Gtd. Notes
5.250%	03/01/22	21	19,661
K Hovnanian Enterprises, Inc.,
Gtd. Notes
11.875%	10/15/15	120	127,200
Sec’d. Notes, 144A
9.125%	11/15/20	63	67,095
Lennar Corp.,
Gtd. Notes
4.500%	06/15/19	12	12,000
6.950%	06/01/18	10	10,800
12.250%	06/01/17	100	119,000
M/I Homes, Inc.,
Gtd. Notes
8.625%	11/15/18	56	58,240
Masonite International Corp.,
Gtd. Notes, 144A
8.250%	04/15/21	90	96,075
Meritage Homes Corp.,
Gtd. Notes
7.000%	04/01/22	60	63,600
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21	115	117,300
Standard Pacific Corp.,
Gtd. Notes
8.375%	01/15/21	80	90,600
10.750%	09/15/16	13	14,723
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
7.750%	04/15/20	41	43,460
Toll Brothers Finance Corp.,
Gtd. Notes
6.750%	11/01/19	10	11,200
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A
7.500%	02/15/19	80	78,800
US Concrete, Inc.,
Sr. Sec’d. Notes
8.500%	12/01/18	40	41,800
WCI Communities, Inc.,
Gtd. Notes
6.875%	08/15/21	101	101,253

			1,624,781

Capital Markets — 1.0%
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.500%(c)	12/29/49	501	461,859
Sr. Unsec’d. Notes
5.450%	05/15/19	300	340,109
Sr. Unsec’d. Notes, MTN
2.400%	01/17/17	219	224,313
3.100%	01/15/15	50	50,035

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Capital Markets (continued)
BlackRock, Inc.,
Sr. Unsec’d. Notes
3.375%	06/01/22		80	$82,493
3.500%	03/18/24		70	72,089
6.250%	09/15/17		240	268,868
Credit Suisse (Switzerland),
Sr. Unsec’d. Notes
3.000%	10/29/21		650	646,966
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
6.250%(c)	12/29/49		790	759,783
7.500%(c)	12/29/49		700	728,000
Credit Suisse New York (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		350	356,034
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.700%(c)	12/29/49	(a)	1,565	1,582,997
Sr. Unsec’d. Notes
2.375%	01/22/18		1,690	1,707,067
2.550%	10/23/19	(a)	1,400	1,394,887
2.900%	07/19/18		1,195	1,225,927
3.625%	01/22/23		1,100	1,113,884
4.000%	03/03/24	(a)	375	389,306
5.250%	07/27/21		173	195,259
5.750%	01/24/22		340	393,308
5.950%	01/18/18		100	111,097
6.150%	04/01/18	(a)	230	258,156
Sr. Unsec’d. Notes, MTN
4.800%	07/08/44	(a)	450	481,985
5.375%	03/15/20		370	414,658
7.500%	02/15/19		1,960	2,331,344
Sub. Notes
6.450%	05/01/36		605	731,266
Morgan Stanley,
Jr. Sub. Notes
5.450%(c)	07/29/49	(a)	1,065	1,066,917
Sr. Unsec’d. Notes
2.125%	04/25/18	(a)	815	815,472
3.450%	11/02/15		200	203,903
3.700%	10/23/24	(a)	195	197,656
3.750%	02/25/23		688	705,765
3.800%	04/29/16	(a)	845	872,901
3.875%	04/29/24	(a)	1,155	1,185,072
4.750%	03/22/17		650	692,375
5.750%	01/25/21		115	132,014
6.375%	07/24/42	(a)	165	219,126
Sr. Unsec’d. Notes, MTN
4.000%	07/24/15		750	764,117
5.550%	04/27/17		1,300	1,411,064
6.625%	04/01/18		1,385	1,577,563
7.300%	05/13/19	(a)	950	1,126,839
Sub. Notes
5.000%	11/24/25		280	298,792
Sub. Notes, MTN
4.350%	09/08/26		220	221,315
State Street Corp.,
Sr. Sub. Notes
3.100%	05/15/23		108	106,478

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Capital Markets (continued)
Sr. Unsec’d. Notes
3.700%	11/20/23		423	$444,427
UBS AG (Switzerland),
Sr. Unsec’d. Notes
3.875%	01/15/15		145	145,153
5.750%	04/25/18		130	146,242
5.875%	12/20/17		200	223,318
Sr. Unsec’d. Notes, MTN
2.375%	08/14/19	(a)	1,985	1,984,883

				30,863,082

Chemicals — 0.3%
Ashland, Inc.,
Gtd. Notes
4.750%	08/15/22		350	350,000
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		245	244,227
5.375%	03/15/44	(a)	195	210,385
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22		200	195,412
4.125%	11/15/21		120	126,793
4.625%	10/01/44		680	688,634
7.375%	11/01/29		150	199,683
8.550%	05/15/19		101	125,568
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
1.950%	01/15/16		58	58,751
4.150%	02/15/43	(a)	89	89,653
6.000%	07/15/18		150	170,826
Ecolab, Inc.,
Sr. Unsec’d. Notes
5.500%	12/08/41		295	355,099
Hexion US Finance Corp.,
Sr. Sec’d. Notes
6.625%	04/15/20	(a)	250	245,000
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20		400	397,000
8.625%	03/15/21	(a)	40	42,900
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
7.500%	05/01/20		200	210,000
8.375%	02/15/19		450	478,125
LYB International Finance BV (Netherlands),
Gtd. Notes
4.875%	03/15/44	(a)	585	601,828
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19		970	1,058,041
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21		50	42,375
Montell Finance Co. BV (Netherlands),
Gtd. Notes, 144A
8.100%	03/15/27		134	179,569

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21		288	$299,751
4.250%	11/15/23	(a)	124	130,844
5.450%	11/15/33		790	893,812
Potash Corp. of Saskatchewan, Inc. (Canada),
Sr. Unsec’d. Notes
3.250%	12/01/17		200	208,621
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96		130	171,809

				7,774,706

Commercial Services & Supplies — 0.2%
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	02/01/19		76	53,580
ADT Corp. (The),
Sr. Unsec’d. Notes
3.500%	07/15/22	(a)	310	264,274
4.125%	06/15/23	(a)	353	319,465
4.875%	07/15/42		37	27,380
6.250%	10/15/21	(a)	85	87,337
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23		400	408,000
9.750%	03/15/20		100	109,000
Casella Waste Systems, Inc.,
Gtd. Notes
7.750%	02/15/19	(a)	100	101,500
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19		169	178,084
Cenveo Corp.,
Sr. Sec’d. Notes, 144A
6.000%	08/01/19		43	38,915
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.750%	03/15/17	(a)	24	24,640
5.625%	03/15/42		65	75,884
6.700%	06/01/34		110	141,503
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21		105	112,272
Garda World Security Corp. (Canada),
Gtd. Notes, 144A
7.250%	11/15/21		95	94,050
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22		47	48,351
Hertz Corp. (The),
Gtd. Notes
5.875%	10/15/20		130	130,975
6.250%	10/15/22	(a)	550	555,500
7.375%	01/15/21	(a)	220	231,000
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.250%	12/15/17	(a)	50	50,125

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
7.000%	09/01/20		30	$31,650
Mobile Mini, Inc.,
Gtd. Notes
7.875%	12/01/20		70	72,800
Mustang Merger Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/21		33	31,350
Quad/Graphics, Inc.,
Gtd. Notes, 144A
7.000%	05/01/22		55	51,975
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22		179	183,764
5.500%	09/15/19		335	377,404
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
6.500%	11/15/23		12	12,300
7.625%	06/15/20	(a)	276	302,910
ServiceMaster Co., (The),
Gtd. Notes
8.000%	02/15/20		70	73,675
Speedy Cash Intermediate Holdings Corp.,
Sec’d. Notes, 144A
10.750%	05/15/18		110	107,800
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK
9.625%	06/15/18		263	268,996
United Rentals North America, Inc.,
Gtd. Notes
5.750%	11/15/24		150	154,500
7.625%	04/15/22		580	637,710
Sr. Unsec’d. Notes
8.250%	02/01/21		170	185,300
Waste Management, Inc.,
Gtd. Notes
4.600%	03/01/21		74	81,946
4.750%	06/30/20		100	109,611
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17		33	33,908
4.500%	05/15/21		56	59,844
6.750%	02/01/17		200	220,446

				6,049,724

Communications Equipment — 0.1%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
3.625%	03/04/24	(a)	1,175	1,224,421
4.450%	01/15/20		80	88,074
5.500%	01/15/40		1,045	1,273,414

				2,585,909

Construction & Engineering
Fluor Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/21		153	158,058

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Construction Materials
USG Corp.,
Gtd. Notes, 144A
7.875%	03/30/20		2	$2,140
Sr. Unsec’d. Notes
6.300%	11/15/16		30	31,500

				33,640

Consumer Finance — 0.2%
Ally Financial, Inc.,
Gtd. Notes
4.625%	06/26/15		250	251,875
4.750%	09/10/18		80	82,800
5.500%	02/15/17		25	26,250
6.250%	12/01/17		147	158,760
8.000%	11/01/31		120	153,000
American Express Co.,
Sr. Unsec’d. Notes
1.550%	05/22/18		955	945,921
7.000%	03/19/18		320	370,225
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.375%	03/24/17		83	84,880
2.800%	09/19/16		100	102,941
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23	(a)	2,505	2,491,075
Capital One Financial Corp.,
Sr. Unsec’d. Notes
4.750%	07/15/21	(a)	265	292,067
Capital One NA,
Sr. Unsec’d. Notes
2.400%	09/05/19		1,370	1,363,312

				6,323,106

Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20		500	532,500
Berry Plastics Corp.,
Sec’d. Notes
9.750%	01/15/21		125	139,063
Beverage Packaging Holdings Luxembourg II SA,
Gtd. Notes, 144A
5.625%	12/15/16		65	63,700
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24		50	50,500
6.500%	12/01/20		70	76,650
8.375%	09/15/21		400	447,000

				1,309,413

Distributors
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.375%	11/01/15		40	40,721
6.000%	04/01/20		100	112,292
6.875%	06/01/18		145	164,245
7.500%	01/15/27		150	183,829

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Distributors (continued)
VWR Funding, Inc.,
Gtd. Notes
7.250%	09/15/17		290	$303,050

				804,137

Diversified Financial Services — 1.2%
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	01/15/19	(a)	1,355	1,371,937
American Honda Finance Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.600%	02/16/18		200	199,026
2.600%	09/20/16		328	337,634
Sr. Unsec’d. Notes, MTN
2.250%	08/15/19		67	67,216
Blackstone Holdings Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
5.875%	03/15/21		560	647,801
Caisse Centrale Desjardins (Canada),
Covered Bonds, 144A
2.550%	03/24/16		291	297,288
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
4.400%	11/25/19		935	1,029,553
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22		180	182,923
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20		129	85,140
Countrywide Financial Corp.,
Sub. Notes
6.250%	05/15/16		200	212,268
Denali Borrower LLC/Denali Finance Corp.,
Sr. Sec’d. Notes, 144A
5.625%	10/15/20		148	153,994
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.482%(c)	05/09/16		200	201,740
1.700%	05/09/16		1,270	1,274,496
3.000%	06/12/17	(a)	4,825	4,950,484
3.664%	09/08/24	(a)	1,150	1,152,298
3.984%	06/15/16		353	365,497
4.207%	04/15/16		327	338,460
4.250%	02/03/17		1,195	1,254,832
4.375%	08/06/23	(a)	345	368,821
General Electric Capital Corp.,
Jr. Sub. Notes
6.250%(c)	12/29/49		1,400	1,524,250
Sr. Sec’d. Notes
2.100%	12/11/19		494	493,165
Sr. Unsec’d. Notes
2.250%	11/09/15		375	380,145
Sr. Unsec’d. Notes, MTN
4.375%	09/16/20		2,505	2,743,566
4.625%	01/07/21		750	835,943
5.625%	09/15/17		1,200	1,332,065
5.875%	01/14/38	(a)	510	645,334
6.000%	08/07/19		1,850	2,151,870

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.875%	03/15/19		72	$71,820
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.370%(c)	12/21/65		200	186,000
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
6.250%(c)	12/21/65		150	144,750
Intercontinental Exchange, Inc.,
Gtd. Notes
2.500%	10/15/18	(a)	293	298,339
4.000%	10/15/23		442	465,256
International Lease Finance Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/18		1,460	1,460,000
5.875%	04/01/19		250	269,375
Invesco Finance PLC,
Gtd. Notes
4.000%	01/30/24		114	119,534
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%	11/09/15		185	188,909
6.875%	04/15/21		215	244,403
8.500%	07/15/19		365	437,379
John Deere Capital Corp.,
Sr. Unsec’d. Notes
1.200%	10/10/17		98	97,442
1.700%	01/15/20		33	32,163
2.250%	04/17/19		133	134,186
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
6.250%	01/14/21		282	322,727
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.000%	04/05/17		200	202,818
2.100%	08/02/18		209	210,971
2.500%	10/17/22		132	128,488
3.125%	04/14/16		200	205,966
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
10.375%	11/01/18		110	143,300
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
9.625%	05/01/19		61	64,507
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
5.000%	03/04/15		400	402,858
Synchrony Financial,
Sr. Unsec’d. Notes
3.750%	08/15/21		1,835	1,874,432
Voya Financial, Inc.,
Gtd. Notes
2.900%	02/15/18	(a)	1,970	2,016,793
5.500%	07/15/22		145	163,794

				34,483,956

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Telecommunication Services — 0.8%
Alcatel-Lucent USA, Inc. (France),
Sr. Unsec’d. Notes
6.450%	03/15/29		71	$67,805
Altice SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.750%	05/15/22		200	200,375
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	02/15/22		660	647,579
3.875%	08/15/21		200	209,261
4.300%	12/15/42	(a)	3,333	3,168,723
4.350%	06/15/45		188	177,238
4.800%	06/15/44		550	560,426
5.350%	09/01/40		273	295,610
Avaya, Inc.,
Sec’d. Notes, 144A
10.500%	03/01/21	(a)	68	58,140
Sr. Sec’d. Notes, 144A
7.000%	04/01/19		250	243,750
9.000%	04/01/19		180	184,050
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
1.625%	06/28/16		200	201,440
9.625%	12/15/30		100	157,005
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.800%	03/15/22		500	518,750
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	10/15/20		30	31,500
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21		22	21,670
5.500%	06/15/24		14	13,790
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30		300	443,147
Gtd. Notes, 144A
2.250%	03/06/17		1,470	1,493,219
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		447	499,523
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.875%	01/15/25		35	35,000
8.750%	04/15/22		41	45,817
9.250%	07/01/21		48	55,440
GCI, Inc.,
Sr. Unsec’d. Notes
8.625%	11/15/19		500	524,375
Level 3 Financing, Inc.,
Gtd. Notes
3.826%(c)	01/15/18		25	25,125
6.125%	01/15/21		275	284,625
7.000%	06/01/20		57	60,064
8.125%	07/01/19		310	329,375
Nippon Telegraph & Telephone Corp. (Japan),
General Ref. Mortgage
1.400%	07/18/17		124	123,636

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Orange SA (France),
Sr. Unsec’d. Notes
2.750%	09/14/16		87	$88,906
9.000%	03/01/31		180	274,569
PAETEC Holding Corp.,
Gtd. Notes
9.875%	12/01/18		125	131,250
Qwest Capital Funding, Inc.,
Gtd. Notes
6.875%	07/15/28		72	72,000
7.750%	02/15/31		21	21,315
Qwest Corp.,
Sr. Unsec’d. Notes
7.250%	09/15/25		25	29,774
UPCB Finance III Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
6.625%	07/01/20		600	630,000
UPCB Finance V Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
7.250%	11/15/21		150	164,063
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/16		736	752,321
3.500%	11/01/24	(a)	380	373,350
3.850%	11/01/42	(a)	2,635	2,349,052
4.500%	09/15/20	(a)	763	828,433
5.150%	09/15/23		1,040	1,148,402
6.400%	09/15/33		755	929,996
6.550%	09/15/43	(a)	2,075	2,658,384
Sr. Unsec’d. Notes, 144A
2.625%	02/21/20	(a)	66	65,245
4.862%	08/21/46	(a)	983	1,009,764
Verizon Maryland, Inc.,
Gtd. Notes
5.125%	06/15/33		345	364,012
Verizon Pennsylvania, Inc.,
Gtd. Notes
8.350%	12/15/30		500	686,795
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.375%	04/15/21		500	516,250
Windstream Corp.,
Gtd. Notes
7.500%	06/01/22		70	69,825
7.500%	04/01/23		300	298,500
7.750%	10/15/20		14	14,420
7.750%	10/01/21		500	510,000

				24,663,084

Electric Utilities — 1.4%
Alabama Power Co.,
Sr. Unsec’d. Notes
3.850%	12/01/42		135	137,002
5.875%	12/01/22		160	195,372
6.125%	05/15/38		30	39,861
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.600%	03/30/21		150	166,391

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.500%	04/01/42		56	$59,313
5.050%	09/01/41		107	125,785
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.800%	08/15/22		620	617,931
3.350%	07/01/23		485	497,126
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.750%	11/15/23		537	559,869
5.150%	11/15/43		155	175,387
6.125%	04/01/36		240	301,520
Sr. Unsec’d. Notes, 144A
4.500%	02/01/45		725	758,602
Cleveland Electric Illuminating Co. (The),
First Mortgage
8.875%	11/15/18		120	148,103
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.300%	12/01/24	(a)	700	712,809
4.625%	12/01/54		650	711,873
Consumers Energy Co.,
First Mortgage
2.850%	05/15/22		100	99,973
5.650%	04/15/20		105	120,856
DTE Electric Co.,
General Ref. Mortgage
2.650%	06/15/22		53	52,245
3.900%	06/01/21		250	270,526
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23		46	48,322
Duke Energy Carolinas LLC,
First Mortgage
3.900%	06/15/21		200	215,403
4.300%	06/15/20		655	712,009
First Ref. Mortgage
6.000%	01/15/38		31	40,801
7.000%	11/15/18		100	118,543
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.050%	08/15/22		1,097	1,102,258
5.050%	09/15/19		1,500	1,676,409
Duke Energy Indiana, Inc.,
First Mortgage
3.750%	07/15/20		90	95,360
Duke Energy Progress, Inc.,
First Mortgage
4.100%	03/15/43		100	106,135
4.150%	12/01/44		550	584,649
Dynegy Holdings Escrow,
Notes(i)
7.625%	10/15/26		24	—
7.750%	06/01/19		676	—
EDP Finance BV (Portugal),
Sr. Unsec’d. Notes, 144A
5.250%	01/14/21		505	531,391

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44		605	$671,454
Sub. Notes, 144A
5.250%(c)	01/29/49	(a)	830	850,750
Enel Finance International NV (Italy),
Gtd. Notes, 144A
5.125%	10/07/19		250	276,237
Enel SpA (Italy),
Sub. Notes, 144A
8.750%(c)	09/24/73		775	899,969
Entergy Arkansas, Inc.,
First Mortgage
3.750%	02/15/21		950	1,008,345
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20		270	281,720
FirstEnergy Solutions Corp.,
Gtd. Notes
6.800%	08/15/39		555	595,566
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		415	447,314
Florida Power & Light Co.,
First Mortgage
4.050%	06/01/42		200	211,788
5.625%	04/01/34		150	186,041
Great Plains Energy, Inc.,
Sr. Unsec’d. Notes
4.850%	06/01/21		22	24,087
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes
8.050%	07/07/24		550	772,577
8.400%	01/15/22		120	161,453
9.400%	02/01/21		130	177,197
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
7.000%	03/15/19		170	200,898
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.650%	06/15/24		890	902,514
Sr. Unsec’d. Notes, 144A
6.050%	01/31/18		489	547,067
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes
4.626%	01/15/42		221	251,701
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
5.300%	10/01/41		300	346,037
Kansas Gas & Electric Co.,
First Mortgage, 144A
4.300%	07/15/44		555	605,492
LG&E & KU Energy LLC,
Sr. Unsec’d. Notes
2.125%	11/15/15		1,185	1,195,407
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42		260	263,540

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Nevada Power Co.,
General Ref. Mortgage
6.500%	08/01/18	305	$353,387
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.200%	06/01/15	39	39,073
1.339%	09/01/15	48	48,145
Niagara Mohawk Power Corp. (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.508%	10/01/24	775	798,155
Oglethorpe Power Corp.,
First Mortgage
4.550%	06/01/44	150	158,144
5.375%	11/01/40	375	441,346
Oklahoma Gas & Electric Co.,
Sr. Unsec’d. Notes
4.550%	03/15/44	400	447,042
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
6.375%	01/15/15	100	100,144
6.800%	09/01/18	160	186,500
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
2.450%	08/15/22	113	108,732
3.400%	08/15/24	1,610	1,629,248
4.450%	04/15/42	67	70,649
4.750%	02/15/44	505	555,401
6.050%	03/01/34	150	190,966
8.250%	10/15/18	130	156,434
PacifiCorp,
First Mortgage
2.950%	02/01/22	2,525	2,558,214
Peco Energy Co.,
First Mortgage
2.375%	09/15/22	150	145,828
PPL Capital Funding, Inc.,
Gtd. Notes
3.500%	12/01/22	630	638,081
4.200%	06/15/22	500	529,679
4.700%	06/01/43	105	112,827
6.700%(c)	03/30/67	1,185	1,182,038
PPL WEM Holdings PLC,
Sr. Unsec’d. Notes, 144A
5.375%	05/01/21	280	314,686
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	1,188	1,203,436
4.400%	01/15/21	93	101,364
7.750%	03/01/31	150	217,223
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21	50	52,673
4.300%	11/15/23	61	63,958
5.320%	09/15/16	350	373,932
Puget Sound Energy, Inc.,
Jr. Sub. Notes
6.974%(c)	06/01/67	1,390	1,427,322

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
RJS Power Holdings LLC,
Gtd. Notes, 144A
5.125%	07/15/19	25	$24,687
San Diego Gas & Electric Co.,
First Mortgage
6.000%	06/01/26	120	150,138
Sierra Pacific Power Co.,
General Ref. Mortgage
3.375%	08/15/23	98	101,731
Southern California Edison Co.,
First Ref. Mortgage
5.500%	03/15/40	80	101,229
Sr. Unsec’d. Notes
6.650%	04/01/29	150	196,196
Southern Co. (The),
Sr. Unsec’d. Notes
1.950%	09/01/16	104	105,302
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	800	928,954
5.250%	07/15/43	220	253,541
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes, 144A
1.750%	05/22/18	200	196,148
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Sr. Sec’d. Notes, 144A(i)
11.500%	10/01/20	50	35,375
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	760	772,797
Upstate New York Power Producers, Inc.,
Sr. Sec’d. Notes, PIK, 144A
20.000%	06/15/17	58	133,998
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
2.750%	03/15/23	200	197,766
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	05/15/20	1,300	1,442,529

			40,703,996

Electrical Equipment
Belden, Inc.,
Gtd. Notes, 144A
5.250%	07/15/24	15	14,400

Electronic Equipment, Instruments & Components
Anixter, Inc.,
Gtd. Notes
5.625%	05/01/19	250	263,750
Artesyn Escrow, Inc.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/20	22	20,845
General Cable Corp.,
Gtd. Notes
5.750%	10/01/22	408	297,840
International Wire Group Holdings, Inc.,
Sec’d. Notes, 144A
8.500%	10/15/17	110	115,225

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components (continued)
Koninklijke Philips NV (Netherlands),
Sr. Unsec’d. Notes
3.750%	03/15/22		145	$150,993
7.200%	06/01/26		205	259,750
Sanmina Corp.,
Sr. Sec’d. Notes, 144A
4.375%	06/01/19		30	29,775
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19		55	58,025

				1,196,203

Energy Equipment & Services — 0.1%
Halliburton Co.,
Sr. Unsec’d. Notes
3.500%	08/01/23		214	215,946
8.750%	02/15/21		130	166,256
Sr. Unsec’d. Notes, 144A
7.600%	08/15/96		90	130,766
MMC Energy Inc., Escrow Shares, Notes,
First Lien
—%	N/A		50	—
National Oilwell Varco, Inc.,
Sr. Unsec’d. Notes
1.350%	12/01/17	(a)	44	43,435
Schlumberger Investment SA,
Gtd. Notes
3.650%	12/01/23	(a)	155	162,029
Gtd. Notes, 144A
3.300%	09/14/21		105	107,767
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22		203	180,675
5.950%	04/15/42	(a)	207	175,272
9.875%	03/01/39		150	187,058

				1,369,204

Food & Staples Retailing — 0.3%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	10/15/22		87	89,175
Aramark Corp.,
Gtd. Notes
5.750%	03/15/20		60	61,950
Big Heart Pet Brands,
Gtd. Notes
7.625%	02/15/19	(a)	374	367,455
Chiquita Brands International, Inc./Chiquita Brands LLC,
Sr. Sec’d. Notes
7.875%	02/01/21		200	215,000
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
1.300%	01/25/16		30	29,995
2.100%	03/15/18		49	48,841
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22		1,390	1,353,835
4.000%	12/05/23		557	589,457

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
CVS Pass-Through Trust,
Pass-Through Certificates
6.943%	01/10/30		228	$276,387
H. J. Heinz Co.,
Sec’d. Notes
4.250%	10/15/20		610	616,100
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23		35	35,144
Kroger Co. (The),
Gtd. Notes
5.400%	07/15/40		23	26,369
7.500%	04/01/31		110	148,554
Sr. Unsec’d. Notes
2.200%	01/15/17		93	94,479
3.400%	04/15/22		290	295,224
3.850%	08/01/23		1,045	1,083,534
6.800%	12/15/18		55	64,148
Tops Holding Corp./Tops Markets LLC,
Sr. Sec’d. Notes
8.875%	12/15/17		95	96,900
Walgreen Co.,
Sr. Unsec’d. Notes
3.100%	09/15/22		162	160,039
Walgreens Boots Alliance, Inc.,
Gtd. Notes
3.800%	11/18/24	(a)	565	576,244
4.800%	11/18/44	(a)	310	326,855
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
4.000%	04/11/43		605	627,675
4.300%	04/22/44	(a)	200	218,309
5.000%	10/25/40		1,310	1,547,648

				8,949,317

Food Products — 0.1%
Bumble Bee Holdings, Inc. (Luxembourg),
Sr. Sec’d. Notes, 144A
9.000%	12/15/17		256	268,544
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.500%	06/15/19		230	281,874
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21		340	351,276
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
7.250%	06/01/21		87	89,610
7.250%	06/01/21		43	44,290
8.250%	02/01/20		44	46,310
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes
5.000%	06/04/42		469	516,277
5.375%	02/10/20		314	356,363
6.875%	01/26/39		218	288,143
Post Holdings, Inc.,
Gtd. Notes
7.375%	02/15/22	(a)	880	880,000
Gtd. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Food Products (continued)
6.750%	12/01/21	(a)	138	$133,860
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	08/01/18		86	87,505
5.875%	08/01/21		39	39,780
Wells Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	02/01/20		22	22,550
WhiteWave Foods Co. (The),
Gtd. Notes
5.375%	10/01/22		12	12,360

				3,418,742

Health Care Equipment & Supplies — 0.1%
Alere, Inc.,
Gtd. Notes
6.500%	06/15/20		28	28,140
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.850%	06/15/18		69	68,655
Becton Dickinson And Co.,
Sr. Unsec’d. Notes
4.685%	12/15/44		395	425,400
Biomet, Inc.,
Gtd. Notes
6.500%	08/01/20		350	374,500
6.500%	10/01/20		40	42,200
ConvaTec Healthcare E SA (Luxembourg),
Gtd. Notes, 144A
10.500%	12/15/18		400	422,000
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18		250	242,500
Medtronic, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	03/15/45	(a)	385	417,336
Quest Diagnostics, Inc.,
Gtd. Notes
4.750%	01/30/20		170	183,348

				2,204,079

Health Care Providers & Services — 0.4%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24		700	711,509
4.500%	05/15/42		450	476,428
4.750%	03/15/44		145	159,879
6.750%	12/15/37		100	131,887
Amsurg Corp.,
Gtd. Notes
5.625%	11/30/20		35	35,787
CHS/Community Health Systems, Inc.,
Gtd. Notes
7.125%	07/15/20		80	85,300
Cigna Corp.,
Sr. Unsec’d. Notes
4.000%	02/15/22		885	932,541

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Express Scripts Holding Co.,
Gtd. Notes
2.250%	06/15/19		765	$756,808
2.650%	02/15/17		305	311,861
3.125%	05/15/16		690	709,281
3.900%	02/15/22		225	234,299
4.750%	11/15/21	(a)	1,135	1,252,533
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	(a)	85	90,525
7.750%	05/15/21		250	266,250
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22		675	771,187
Hologic, Inc.,
Gtd. Notes
6.250%	08/01/20		400	416,000
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19		70	73,500
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.200%	08/23/17		195	196,702
2.500%	11/01/18		170	169,406
LifePoint Hospitals, Inc.,
Gtd. Notes
5.500%	12/01/21		20	20,450
McKesson Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22		464	443,936
4.883%	03/15/44		230	253,361
National Mentor Holdings, Inc.,
Gtd. Notes, 144A
12.500%	02/15/18		33	34,254
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.500%	04/01/21	(a)	221	221,553
6.000%	10/01/20		74	79,463
Sr. Unsec’d. Notes
6.750%	02/01/20		500	526,250
Sr. Unsec’d. Notes, 144A
5.000%	03/01/19	(a)	96	96,120
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23		58	56,905
3.875%	10/15/20		690	730,953
3.950%	10/15/42		440	437,366
6.625%	11/15/37		270	368,748
WellPoint, Inc.,
Sr. Unsec’d. Notes
2.300%	07/15/18		440	442,435
3.300%	01/15/23		35	34,966
4.625%	05/15/42		365	383,016
4.650%	01/15/43		141	146,747
5.100%	01/15/44		705	792,243

				12,850,449

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure — 0.1%
AMC Entertainment, Inc.,
Gtd. Notes
9.750%	12/01/20	500	$543,750
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
9.000%	02/15/20	500	370,000
11.250%	06/01/17	250	183,250
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A
9.750%	05/30/20	235	140,757
Graton Economic Development Authority,
Sr. Sec’d. Notes, 144A
9.625%	09/01/19	65	71,013
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
5.625%	10/15/21	80	83,600
Isle of Capri Casinos, Inc.,
Gtd. Notes
5.875%	03/15/21	60	60,900
Marina District Finance Co., Inc.,
Sr. Sec’d. Notes
9.875%	08/15/18	250	261,875
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23	45	45,225
6.625%	07/15/15	80	81,400
7.625%	01/15/17	250	269,375
7.750%	03/15/22	500	553,750
11.375%	03/01/18	200	237,000
MTR Gaming Group, Inc.,
Sec’d. Notes
11.500%	08/01/19	60	64,950
Pinnacle Entertainment, Inc.,
Gtd. Notes
6.375%	08/01/21	60	61,800
Regal Entertainment Group,
Sr. Unsec’d. Notes
5.750%	03/15/22	9	8,595
5.750%	06/15/23	80	74,800
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19	22	23,320
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
7.500%	10/15/27	4	4,500
Scientific Games International, Inc.,
Gtd. Notes, 144A
10.000%	12/01/22	90	82,463
Sr. Sec’d. Notes, 144A
7.000%	01/01/22	30	30,375
Seminole Hard Rock Entertainment, Inc,/Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21	80	79,200
Shingle Springs Tribal Gaming Authority,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/21	75	84,000

			3,415,898

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Household Durables
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.125%	07/01/22		92	$95,680
6.500%	12/15/20		33	34,485
Jarden Corp.,
Gtd. Notes
7.500%	05/01/17		50	54,750

				184,915

Household Products — 0.1%
Central Garden & Pet Co.,
Gtd. Notes
8.250%	03/01/18	(a)	400	403,000
Prestige Brands, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	12/15/21	(a)	50	49,125
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
5.800%	08/15/34		200	265,861
Revlon Consumer Products Corp.,
Gtd. Notes
5.750%	02/15/21	(a)	69	69,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
9.000%	04/15/19		600	621,000
9.875%	08/15/19		535	567,100
Sr. Sec’d. Notes
7.875%	08/15/19		200	210,750
Spectrum Brands, Inc.,
Gtd. Notes
6.625%	11/15/22		43	45,473
Gtd. Notes, 144A
6.125%	12/15/24		14	14,210

				2,245,519

Independent Power & Renewable Electricity Producers
AES Corp. (The),
Sr. Unsec’d. Notes
3.234%(c)	06/01/19		60	58,500
5.500%	03/15/24		20	20,296
NRG Energy, Inc.,
Gtd. Notes
8.250%	09/01/20		300	320,250

				399,046

Industrial Conglomerates — 0.1%
Danaher Corp.,
Sr. Unsec’d. Notes
3.900%	06/23/21		139	149,857
Eaton Corp.,
Gtd. Notes
1.500%	11/02/17		54	53,687
4.000%	11/02/32		42	42,721
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22		53	53,022
4.125%	10/09/42		900	931,690

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Industrial Conglomerates (continued)
Hutchison Whampoa International 10 Ltd. (Hong Kong),
Gtd. Notes, 144A
6.000%(c)	04/29/49			650	$664,001
Hutchison Whampoa International 12 II Ltd. (Hong Kong),
Gtd. Notes, 144A
3.250%	11/08/22			200	198,843
J.B. Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	04/01/22			60	64,800
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
6.125%	08/17/26			180	223,329

					2,381,950

Insurance — 0.6%
ACE INA Holdings, Inc.,
Gtd. Notes
5.600%	05/15/15			170	172,899
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32			185	254,731
Allstate Corp. (The),
Sr. Unsec’d. Notes
3.150%	06/15/23			122	122,594
American International Group, Inc.,
Jr. Sub. Notes, 144A
8.625%(c)	05/22/68		GBP	100	180,703
Sr. Unsec’d. Notes
3.375%	08/15/20			1,720	1,786,738
4.125%	02/15/24			165	175,644
4.500%	07/16/44			510	538,821
6.400%	12/15/20			1,195	1,425,002
Aon Corp. (United Kingdom),
Gtd. Notes
3.125%	05/27/16			125	128,266
3.500%	09/30/15			34	34,673
6.250%	09/30/40			33	41,952
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.450%	12/15/15			133	135,392
3.000%	05/15/22			325	330,072
4.300%	05/15/43	(a)		635	673,181
4.400%	05/15/42			165	177,472
5.400%	05/15/18			700	783,246
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
4.500%	02/11/43	(a)		445	486,657
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/20			125	142,692
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21			68	74,073
7.800%	03/07/87			75	87,750
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
7.875%	10/15/26			200	252,039

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/22	(a)	29	$30,803
4.850%	06/24/21		30	33,048
6.250%	02/15/20		390	452,516
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23	(a)	810	814,627
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41		66	78,479
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66		285	317,775
Sr. Unsec’d. Notes
4.125%	08/13/42	(a)	750	751,137
4.750%	02/08/21		570	637,096
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
3.000%	01/10/23		700	696,352
3.650%	06/14/18		120	127,103
3.875%	04/11/22		767	810,801
Nationwide Mutual Insurance Co.,
Sr. Sub. Notes, 144A
9.375%	08/15/39		300	475,337
New York Life Global Funding,
Sec’d. Notes, 144A
2.100%	01/02/19		760	762,722
Sr. Sec’d. Notes, 144A
3.000%	05/04/15		630	635,485
Onex USI Acquisition Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21		52	50,700
Pacific Life Global Funding,
Sr. Sec’d. Notes, 144A
5.000%	05/15/17		200	213,130
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39		260	408,981
Principal Financial Group, Inc.,
Gtd. Notes
8.875%	05/15/19		220	276,805
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A
1.000%	12/11/15		94	94,240
Swiss Re Capital I LP (Switzerland),
Gtd. Notes, 144A
6.854%(c)	05/29/49		435	455,663
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42		595	616,535
Travelers Property Casualty Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/26		190	256,746

				17,000,678

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Internet & Catalog Retail
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22	(a)	780	$738,282
4.950%	12/05/44	(a)	225	232,426

				970,708

Internet Software & Services
eBay, Inc.,
Sr. Unsec’d. Notes
1.350%	07/15/17		114	113,127
3.250%	10/15/20		285	289,897
4.000%	07/15/42		253	225,250
Netflix, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	03/01/24		50	52,000
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
10.125%	07/01/20		151	170,147

				850,421

Investment Companies
Covenant Surgical Partners, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	08/01/19		83	83,830

IT Services — 0.1%
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.625%	05/15/20		538	518,557
1.875%	08/01/22		1,360	1,267,727
1.950%	07/22/16		147	149,767
3.375%	08/01/23		360	367,835
3.625%	02/12/24	(a)	1,100	1,146,007
4.000%	06/20/42		254	252,924

				3,702,817

Leisure Products
Sabre, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	05/15/19		354	378,780

Lodging
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19		63	58,590

Machinery — 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.000%	03/15/22		25	24,563
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19		50	51,250
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.850%	06/01/22		247	247,097
7.150%	02/15/19		300	358,890
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22		45	44,270
3.900%	06/09/42		38	38,408

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Machinery (continued)
Gardner Denver, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	08/15/21		16	$15,360
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
3.900%	09/01/42		496	499,671
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19		123	124,940
Terex Corp.,
Gtd. Notes
6.000%	05/15/21		400	408,000
Zebra Technologies Corp.,
Sr. Unsec’d. Notes, 144A
7.250%	10/15/22	(a)	200	210,000

				2,022,449

Media — 0.9%
21st Century Fox America, Inc.,
Gtd. Notes
5.400%	10/01/43		300	357,162
6.650%	11/15/37		545	727,717
7.250%	05/18/18		300	351,211
7.430%	10/01/26		100	128,559
7.625%	11/30/28		100	132,596
7.700%	10/30/25		100	131,356
AMC Networks, Inc.,
Gtd. Notes
7.750%	07/15/21		110	117,700
British Sky Broadcasting Group PLC (United Kingdom),
Gtd. Notes, 144A
3.750%	09/16/24	(a)	750	754,593
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20		255	288,150
CBS Corp.,
Gtd. Notes
4.850%	07/01/42		100	101,350
5.750%	04/15/20		34	38,769
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.250%	03/15/21		500	503,750
6.500%	04/30/21		496	520,800
7.250%	10/30/17		80	83,240
8.125%	04/30/20		43	45,257
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22		350	360,500
7.625%	03/15/20		730	768,325
7.625%	03/15/20	(a)	15	15,563
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		160	230,023
Comcast Cable Communications LLC,
Gtd. Notes
8.875%	05/01/17		200	234,041
Comcast Cable Holdings LLC,
Gtd. Notes
10.125%	04/15/22		315	441,451

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Comcast Corp.,
Gtd. Notes
4.500%	01/15/43		175	$186,429
4.650%	07/15/42		185	202,485
4.750%	03/01/44	(a)	860	958,377
6.450%	03/15/37		275	365,865
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
9.375%	01/15/19		145	182,486
COX Enterprises, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	07/15/27		125	158,930
CSC Holdings LLC,
Sr. Unsec’d. Notes
6.750%	11/15/21		15	16,575
7.875%	02/15/18		40	44,900
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.800%	03/15/22		200	203,474
5.000%	03/01/21		176	191,928
5.150%	03/15/42	(a)	780	806,021
6.000%	08/15/40		200	224,156
Discovery Communications LLC,
Gtd. Notes
4.375%	06/15/21		159	168,192
4.875%	04/01/43	(a)	300	309,306
4.950%	05/15/42		100	103,734
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21		190	204,250
7.875%	09/01/19		525	595,875
Gtd. Notes, 144A
5.875%	11/15/24		100	100,500
Harron Communications LP/Harron Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.125%	04/01/20		80	87,200
MPL 2 Acquisition Canco, Inc. (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18		40	43,000
NBCUniversal Enterprise, Inc.,
Gtd. Notes, 144A
1.662%	04/15/18		1,345	1,335,381
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21		260	285,947
4.450%	01/15/43		1,010	1,070,209
5.950%	04/01/41		90	115,732
6.400%	04/30/40		154	206,328
Nexstar Broadcasting, Inc.,
Gtd. Notes
6.875%	11/15/20		400	415,000
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		50	50,250
Omnicom Group, Inc.,
Gtd. Notes
3.625%	05/01/22		410	420,904

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Sinclair Television Group, Inc.,
Gtd. Notes
5.375%	04/01/21	(a)	250	$248,125
Gtd. Notes, 144A
5.625%	08/01/24		17	16,448
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.250%	05/15/20		400	394,000
5.875%	10/01/20		25	25,750
Sitel LLC/Sitel Finance Corp.,
Gtd. Notes
11.500%	04/01/18		43	33,755
Sr. Sec’d. Notes, 144A
11.000%	08/01/17		44	43,780
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		150	201,782
8.750%	08/01/15		150	156,927
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
3.950%	09/30/21		442	465,789
Time Warner Cable, Inc.,
Gtd. Notes
4.125%	02/15/21	(a)	1,225	1,310,983
5.000%	02/01/20	(a)	400	440,794
5.500%	09/01/41		625	726,202
8.250%	04/01/19		300	367,243
8.750%	02/14/19	(a)	300	371,356
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%	07/15/33		257	385,689
Time Warner, Inc.,
Gtd. Notes
3.550%	06/01/24		410	408,404
4.650%	06/01/44		455	474,371
4.750%	03/29/21		770	840,360
6.200%	03/15/40		1,010	1,229,588
6.250%	03/29/41		19	23,593
6.500%	11/15/36		25	31,804
7.625%	04/15/31		300	418,241
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21		285	303,525
Viacom, Inc.,
Sr. Unsec’d. Notes
3.875%	12/15/21		234	242,227
4.375%	03/15/43		635	584,709
4.500%	03/01/21		140	150,298
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.375%	06/15/24		47	47,940
VTR Finance BV (Chile),
Sr. Sec’d. Notes, 144A
6.875%	01/15/24		200	204,000
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24		455	456,680

				25,989,910

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Metals & Mining — 0.5%
AK Steel Corp.,
Sr. Sec’d. Notes
8.750%	12/01/18		55	$57,750
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24		160	169,563
5.900%	02/01/27		27	29,407
6.150%	08/15/20		20	22,487
6.750%	07/15/18		40	44,934
6.750%	01/15/28		13	14,620
Aleris International, Inc.,
Gtd. Notes
7.625%	02/15/18		12	12,060
7.875%	11/01/20		50	49,750
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
6.125%	08/15/23		742	759,080
APERAM (Luxembourg),
Sr. Unsec’d. Notes, 144A
7.750%	04/01/18		200	204,000
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
5.000%	02/25/17	(a)	830	863,200
6.750%	02/25/22	(a)	400	427,000
10.350%	06/01/19		130	156,975
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42		320	295,792
Barrick North America Finance LLC (Canada),
Gtd. Notes
4.400%	05/30/21		300	302,926
5.700%	05/30/41		285	279,811
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
1.625%	02/24/17		69	69,570
2.050%	09/30/18	(a)	137	137,509
4.125%	02/24/42		200	195,498
5.000%	09/30/43	(a)	999	1,132,387
Bluescope Steel Ltd./Bluescope Steel Finance USA LLC (Australia),
Gtd. Notes, 144A
7.125%	05/01/18		33	34,155
Coeur Mining, Inc.,
Gtd. Notes
7.875%	02/01/21	(a)	64	50,400
Commercial Metals Co.,
Sr. Unsec’d. Notes
7.350%	08/15/18		100	108,000
First Quantum Minerals Ltd. (Canada),
Gtd. Notes, 144A
6.750%	02/15/20		107	96,835
7.000%	02/15/21		27	24,300
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
8.250%	11/01/19	(a)	700	637,000
Freeport-McMoRan Copper & Gold, Inc.,
Gtd. Notes
3.875%	03/15/23	(a)	702	661,871
5.450%	03/15/43	(a)	240	226,938
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Metals & Mining (continued)
2.150%	03/01/17		242	$242,398
Freeport-McMoRan, Inc.,
Gtd. Notes
4.550%	11/14/24	(a)	1,465	1,422,556
Glencore Finance Canada Ltd. (Switzerland),
Gtd. Notes, 144A
5.550%	10/25/42		895	903,100
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		93	81,840
KGHM International Ltd. (Canada),
Gtd. Notes, 144A
7.750%	06/15/19		35	36,050
Lundin Mining Corp. (Canada),
Sr. Sec’d. Notes, 144A
7.500%	11/01/20		35	34,650
7.875%	11/01/22		30	30,000
New Gold, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.250%	11/15/22		89	87,220
Novelis, Inc.,
Gtd. Notes
8.750%	12/15/20		125	132,500
Nucor Corp.,
Sr. Unsec’d. Notes
4.000%	08/01/23		108	113,111
5.200%	08/01/43		477	525,808
Placer Dome, Inc. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35		280	309,140
Prince Mineral Holding Corp.,
Sr. Sec’d. Notes, 144A
12.000%	12/15/19		25	25,500
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
3.500%	11/02/20		58	60,179
3.750%	09/20/21		100	102,780
4.125%	05/20/21		150	157,736
Rio Tinto Finance USA PLC (United Kingdom),
Gtd. Notes
2.875%	08/21/22		985	947,041
Steel Dynamics, Inc.,
Gtd. Notes
6.125%	08/15/19		60	63,000
6.375%	08/15/22		60	63,600
Taseko Mines Ltd. (Canada),
Gtd. Notes
7.750%	04/15/19		45	40,500
Teck Resources Ltd. (Canada),
Gtd. Notes
3.750%	02/01/23		540	483,997
Vale Overseas Ltd. (Brazil),
Gtd. Notes
4.375%	01/11/22	(a)	1,220	1,169,382
Walter Energy, Inc.,
Sr. Sec’d. Notes, 144A
9.500%	10/15/19		79	60,040

				14,155,946

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23		90	$87,397
4.300%	02/15/43		635	615,269
5.125%	01/15/42		21	22,762
6.700%	07/15/34		130	166,192
7.450%	07/15/17		400	454,758
Sears Holdings Corp.,
Sec’d. Notes
6.625%	10/15/18		150	138,000
Target Corp.,
Sr. Unsec’d. Notes
3.500%	07/01/24	(a)	1,695	1,759,703

				3,244,081

Multi-National
African Development Bank (Supranational Bank),
Sub. Notes
8.800%	09/01/19		620	781,707
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
3.750%	01/15/16		288	295,211

				1,076,918

Multi-Utilities — 0.3%
CMS Energy Corp.,
Sr. Unsec’d. Notes
8.750%	06/15/19		80	100,155
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42		69	71,557
5.850%	04/01/18		645	729,943
Dominion Gas Holdings LLC,
Sr. Unsec’d. Notes
3.600%	12/15/24	(a)	800	813,798
Dominion Resources, Inc.,
Jr. Sub. Notes
5.750%(c)	10/01/54		1,025	1,069,500
Sr. Unsec’d. Notes
4.450%	03/15/21		1,335	1,446,428
4.700%	12/01/44		405	430,994
4.900%	08/01/41		32	34,939
5.250%	08/01/33		155	181,884
NiSource Finance Corp.,
Gtd. Notes
4.800%	02/15/44		565	601,976
5.650%	02/01/45		221	264,552
5.800%	02/01/42		434	528,197
Public Service Co. of Colorado,
First Mortgage
3.200%	11/15/20		36	37,453
Public Service Co. of New Hampshire,
First Mortgage
3.500%	11/01/23		40	41,307
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19		335	374,456

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Multi-Utilities (continued)
Public Service Electric & Gas Co.,
First Mortgage
2.700%	05/01/15		155	$156,134
Sec’d. Notes, MTN
3.650%	09/01/42		75	73,390
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17		900	916,546
2.875%	10/01/22		1,465	1,440,077
6.000%	10/15/39		150	185,311
9.800%	02/15/19		320	410,911
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
1.700%	06/15/18		250	248,895
2.950%	09/15/21		7	7,143
3.650%	12/15/42		77	77,626

				10,243,172

Oil, Gas & Consumable Fuels — 1.9%
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	05/15/23		650	659,750
AGL Capital Corp.,
Gtd. Notes
3.500%	09/15/21		150	155,254
4.400%	06/01/43		63	66,386
5.875%	03/15/41		91	114,130
6.375%	07/15/16		150	161,365
Alberta Energy Co. Ltd. (Canada),
Sr. Unsec’d. Notes
7.375%	11/01/31		350	413,032
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31		160	210,413
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		835	815,160
4.500%	07/15/44	(a)	456	442,537
5.950%	09/15/16		1,125	1,203,053
6.375%	09/15/17		730	811,615
8.700%	03/15/19		350	428,733
Antero Resources Corp.,
Gtd. Notes, 144A
5.125%	12/01/22		29	27,333
Antero Resources Finance Corp.,
Gtd. Notes
5.375%	11/01/21		90	87,075
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		28	27,511
3.625%	02/01/21		100	101,092
4.750%	04/15/43		415	389,185
6.900%	09/15/18		150	172,538
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.500%	03/15/19		300	372,874
Atwood Oceanics, Inc.,
Sr. Unsec’d. Notes
6.500%	02/01/20		36	32,760

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Baytex Energy Corp. (Canada),
Gtd. Notes, 144A
5.125%	06/01/21		12	$10,200
5.625%	06/01/24		12	10,200
Berry Petroleum Co. LLC,
Sr. Unsec’d. Notes
6.375%	09/15/22		108	82,080
6.750%	11/01/20		63	50,400
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
4.487%	02/15/42		101	108,818
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.750%	05/10/23		765	715,371
3.245%	05/06/22	(a)	1,500	1,474,559
3.814%	02/10/24		150	150,973
3.875%	03/10/15		320	321,941
4.742%	03/11/21		100	108,851
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
8.625%	10/15/20		400	344,000
California Resources Corp.,
Gtd. Notes, 144A
6.000%	11/15/24	(a)	60	50,700
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33		190	222,840
Canadian Oil Sands Ltd. (Canada),
Gtd. Notes, 144A
6.000%	04/01/42		200	180,583
Carrizo Oil & Gas, Inc.,
Gtd. Notes
7.500%	09/15/20		80	76,800
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.000%	08/15/22		28	26,206
4.450%	09/15/42	(a)	280	242,145
5.200%	09/15/43		323	311,073
6.750%	11/15/39		150	170,881
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21		86	94,309
5.850%	01/15/41	(a)	215	275,115
6.125%	11/01/17		235	263,098
Chesapeake Energy Corp.,
Gtd. Notes
3.250%	03/15/16		27	26,933
6.500%	08/15/17		128	136,320
7.250%	12/15/18		122	133,590
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		45	43,637
3.191%	06/24/23	(a)	73	74,363
Cimarex Energy Co.,
Gtd. Notes
4.375%	06/01/24		25	23,875
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
1.125%	05/09/16		200	199,291

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
3.000%	05/09/23		285	$269,726
Comstock Resources, Inc.,
Gtd. Notes
7.750%	04/01/19		75	53,250
9.500%	06/15/20		58	39,440
Concho Resources, Inc.,
Gtd. Notes
5.500%	04/01/23		40	40,188
ConocoPhillips,
Gtd. Notes
6.000%	01/15/20		1,875	2,178,641
Sr. Unsec’d. Notes
6.650%	07/15/18		250	288,687
CONSOL Energy, Inc.,
Gtd. Notes
8.250%	04/01/20		30	31,125
Gtd. Notes, 144A
5.875%	04/15/22		80	74,400
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/21		16	15,000
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23		617	590,430
Denbury Resources, Inc.,
Gtd. Notes
4.625%	07/15/23	(a)	320	277,600
5.500%	05/01/22		46	42,090
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42		623	627,163
6.300%	01/15/19		160	182,622
7.950%	04/15/32		150	206,768
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	11/01/43		125	106,490
Diamondback Energy, Inc.,
Gtd. Notes
7.625%	10/01/21		23	22,454
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	10/01/23		677	661,153
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/15/21		81	71,685
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
3.600%	02/01/23		365	353,199
5.150%	02/01/43		320	316,681
Energy XXI Gulf Coast, Inc.,
Gtd. Notes
7.500%	12/15/21		90	48,600
Gtd. Notes, 144A
6.875%	03/15/24	(a)	36	19,440
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.700%	10/01/40		250	285,719

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21		420	$421,903
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	06/01/15		1,200	1,213,637
4.050%	02/15/22		790	819,690
4.450%	02/15/43		325	321,103
4.850%	03/15/44	(a)	25	26,068
5.200%	09/01/20	(a)	935	1,031,197
5.700%	02/15/42		395	456,801
8.375%(c)	08/01/66		590	633,513
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23		172	164,932
4.100%	02/01/21		200	214,603
EP Energy LLC/EP Energy Finance, Inc.,
Gtd. Notes
9.375%	05/01/20		412	416,120
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22		34	31,790
Sec’d. Notes
6.875%	05/01/19	(a)	282	286,230
EXCO Resources, Inc.,
Gtd. Notes
7.500%	09/15/18		36	27,517
Exterran Partners LP,
Gtd. Notes, 144A
6.000%	10/01/22		40	34,000
Halcon Resources Corp.,
Gtd. Notes
8.875%	05/15/21		81	60,953
9.250%	02/15/22		60	44,250
9.750%	07/15/20		8	6,000
Hess Corp.,
Sr. Unsec’d. Notes
7.875%	10/01/29		175	223,935
8.125%	02/15/19		210	249,856
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		30	26,400
Jones Energy Holdings LLC/Jones Energy Finance Corp.,
Gtd. Notes, 144A
6.750%	04/01/22		198	150,480
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31		130	177,723
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23		980	930,359
3.950%	09/01/22		660	654,430
5.000%	08/15/42		490	465,680
5.000%	03/01/43		470	446,466
5.400%	09/01/44		340	340,697
6.850%	02/15/20	(a)	290	333,101
Kinder Morgan Finance Co. LLC,
Gtd. Notes, 144A
6.000%	01/15/18		883	956,995

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.,
Gtd. Notes
7.000%	06/15/17		81	$89,303
Kodiak Oil & Gas Corp.,
Gtd. Notes
5.500%	02/01/22		43	43,107
Laredo Petroleum, Inc.,
Gtd. Notes
5.625%	01/15/22		41	35,875
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
6.250%	11/01/19		400	338,000
8.625%	04/15/20		29	25,230
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		300	323,706
5.150%	10/15/43		72	76,327
6.400%	07/15/18		250	283,484
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		361	322,193
7.000%	03/31/24	(a)	112	101,360
Memorial Production Partners LP/Memorial Production Finance Corp.,
Gtd. Notes
7.625%	05/01/21		16	12,800
Memorial Resource Development Corp.,
Gtd. Notes, 144A
5.875%	07/01/22		80	72,400
Nabors Industries Ltd.,
Gtd. Notes
4.625%	09/15/21		135	126,838
5.000%	09/15/20		200	196,434
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20		82	83,230
Sr. Unsec’d. Notes
5.625%	07/01/24	(a)	119	117,736
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	11/15/43		1,075	1,091,713
Noble Holding International Ltd. (Switzerland),
Gtd. Notes
3.950%	03/15/22		23	20,149
5.250%	03/15/42		169	133,314
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22	(a)	80	72,800
6.875%	01/15/23		27	24,570
7.250%	02/01/19		101	96,455
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23		206	195,798
4.100%	02/01/21		200	212,249
Ocean Rig UDW, Inc. (Cyprus),
Sr. Unsec’d. Notes, 144A
7.250%	04/01/19	(a)	100	70,000
ONEOK Partners LP,
Gtd. Notes
3.250%	02/01/16		430	438,610

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Parker Drilling Co.,
Gtd. Notes
7.500%	08/01/20		51	$40,800
Parsley Energy LLC/Parsley Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/22		70	66,325
Peabody Energy Corp.,
Gtd. Notes
6.000%	11/15/18		25	22,687
6.250%	11/15/21	(a)	333	284,715
Penn Virginia Corp.,
Gtd. Notes
8.500%	05/01/20		8	6,400
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.375%	05/20/23	(a)	140	120,411
Petrobras International Finance Co. (Brazil),
Gtd. Notes
5.375%	01/27/21	(a)	120	111,188
7.875%	03/15/19		220	231,521
Petro-Canada (Canada),
Sr. Unsec’d. Notes
6.050%	05/15/18		186	209,203
7.875%	06/15/26		130	168,031
Phillips 66,
Gtd. Notes
2.950%	05/01/17		54	55,770
4.300%	04/01/22		43	45,395
4.875%	11/15/44		890	910,956
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/20		1,320	1,491,113
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A
5.250%	11/15/24		44	36,080
Rex Energy Corp.,
Gtd. Notes
8.875%	12/01/20		133	119,035
Rice Energy, Inc.,
Gtd. Notes, 144A
6.250%	05/01/22		102	94,860
Rosetta Resources, Inc.,
Gtd. Notes
5.625%	05/01/21		25	22,878
5.875%	06/01/22	(a)	55	49,500
5.875%	06/01/24		47	41,830
Samson Investment Co.,
Gtd. Notes
9.750%	02/15/20		48	19,890
Sanchez Energy Corp.,
Gtd. Notes, 144A
6.125%	01/15/23	(a)	100	84,000
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21		400	256,000
SESI LLC,
Gtd. Notes
7.125%	12/15/21		80	76,800

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Seven Generations Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
8.250%	05/15/20		56	$53,760
Seventy Seven Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	07/15/22		23	13,455
Shell International Finance BV (Netherlands),
Gtd. Notes
4.375%	03/25/20		805	882,111
4.550%	08/12/43	(a)	725	793,128
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes, 144A
4.375%	10/17/23		249	260,656
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24		62	53,630
6.500%	01/01/23		82	78,720
Southwestern Public Service Co.,
Sr. Unsec’d. Notes
8.750%	12/01/18		230	287,308
Spectra Energy Capital LLC,
Gtd. Notes
5.650%	03/01/20		540	599,918
6.200%	04/15/18		380	422,241
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	09/25/18		156	159,650
5.950%	09/25/43		38	45,105
Statoil ASA (Norway),
Gtd. Notes
1.150%	05/15/18		201	197,132
1.200%	01/17/18		54	53,363
2.450%	01/17/23		155	147,844
2.650%	01/15/24		214	207,886
3.150%	01/23/22		77	77,725
4.250%	11/23/41		61	62,524
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.950%	12/01/34		150	175,225
6.100%	06/01/18	(a)	1,950	2,187,333
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44		695	700,526
5.350%	05/15/45	(a)	400	404,427
Swift Energy Co.,
Gtd. Notes
7.125%	06/01/17		100	59,000
Talisman Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	05/15/42		135	127,430
5.850%	02/01/37		20	19,407
6.250%	02/01/38		25	25,380
7.750%	06/01/19		145	167,021
Talos Production LLC/Talos Production Finance, Inc.,
Gtd. Notes, 144A
9.750%	02/15/18		108	98,280
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
6.125%	10/15/21		266	265,335

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22		185	$175,351
Texas Gas Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.500%	02/01/21		645	656,159
Tosco Corp.,
Gtd. Notes
7.800%	01/01/27		150	205,693
8.125%	02/15/30		150	218,228
Total Capital Canada Ltd. (France),
Gtd. Notes
2.750%	07/15/23		273	264,814
Total Capital International SA (France),
Gtd. Notes
1.550%	06/28/17		94	94,321
2.700%	01/25/23		575	556,763
2.875%	02/17/22		201	198,967
3.700%	01/15/24		120	124,252
Total Capital SA (France),
Gtd. Notes
4.125%	01/28/21		111	119,505
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
2.500%	08/01/22		70	65,943
3.750%	10/16/23		960	961,111
7.125%	01/15/19		250	290,537
Transocean, Inc.,
Gtd. Notes
3.800%	10/15/22	(a)	286	231,753
6.375%	12/15/21	(a)	625	576,531
6.500%	11/15/20	(a)	205	193,308
Ultra Petroleum Corp.,
Sr. Unsec’d. Notes, 144A
6.125%	10/01/24		107	92,020
Unit Corp.,
Gtd. Notes
6.625%	05/15/21		104	93,080
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		470	476,393
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23		455	408,629
5.750%	06/24/44		115	100,034
7.875%	09/01/21		40	46,207
Williams Partners LP,
Sr. Unsec’d. Notes
3.900%	01/15/25	(a)	425	408,457
4.300%	03/04/24		815	813,502
4.900%	01/15/45	(a)	485	454,234
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24		41	38,130

				56,248,439

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Paper & Forest Products
Resolute Forest Products, Inc.,
Gtd. Notes
5.875%	05/15/23		12	$11,400

Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.200%	11/06/15		910	912,674
1.750%	11/06/17		1,409	1,412,062
2.900%	11/06/22		440	433,192
Actavis Funding SCS,
Gtd. Notes
3.850%	06/15/24	(a)	345	346,763
4.850%	06/15/44		585	593,621
Capsugel SA,
Sr. Unsec’d. Notes, PIK, 144A
7.000%	05/15/19		40	40,400
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.850%	05/08/22		1,475	1,475,080
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
4.200%	03/18/43		245	251,736
McKesson Corp.,
Sr. Unsec’d. Notes
2.850%	03/15/23		500	477,569
Medco Health Solutions, Inc.,
Gtd. Notes
2.750%	09/15/15		55	55,722
4.125%	09/15/20		540	573,407
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.400%	09/15/22		82	80,027
Mylan, Inc.,
Gtd. Notes
2.600%	06/24/18		480	486,271
Gtd. Notes, 144A
7.875%	07/15/20		750	798,896
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.400%	09/21/22		180	177,191
Perrigo Finance PLC,
Gtd. Notes
3.900%	12/15/24		1,090	1,109,938
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.300%	06/15/43		430	460,505
Teva Pharmaceutical Finance Co. BV (Israel),
Gtd. Notes
2.950%	12/18/22		600	584,435
3.650%	11/10/21		335	343,281
Teva Pharmaceutical Finance IV LLC (Israel),
Gtd. Notes
2.250%	03/18/20		435	427,292
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
7.250%	07/15/22		625	666,406
7.500%	07/15/21		330	356,400

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Zoetis, Inc.,
Sr. Unsec’d. Notes
1.875%	02/01/18		52	$51,532

				12,114,400

Professional Services
Equinix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/20		72	71,640

Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.,
Sr. Unsec’d. Notes
3.450%	09/15/21		1,040	1,022,466
3.500%	01/31/23		110	106,283
4.500%	01/15/18		675	716,841
American Tower Trust I,
Pass-Through Certificates, 144A
1.551%	03/15/43		233	230,241
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
3.625%	10/01/20		770	800,870
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	(a)	760	788,939
4.125%	05/15/21		200	212,885
Camden Property Trust,
Sr. Unsec’d. Notes
5.700%	05/15/17		1,450	1,579,756
CommonWealth REIT,
Sr. Unsec’d. Notes
5.875%	09/15/20		120	132,015
Corrections Corp. of America,
Gtd. Notes
4.625%	05/01/23		475	457,187
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.875%	04/15/22		40	40,400
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21		1,095	1,107,106
Duke Realty LP,
Gtd. Notes
3.875%	02/15/21		511	530,739
6.750%	03/15/20		285	335,494
DuPont Fabros Technology LP,
Gtd. Notes
5.875%	09/15/21		28	28,525
Equity Commonwealth,
Sr. Unsec’d. Notes
6.650%	01/15/18		320	351,619
ERP Operating LP,
Sr. Unsec’d. Notes
4.625%	12/15/21		36	39,384
5.375%	08/01/16		100	106,573
Geo Group, Inc. (The),
Gtd. Notes
5.875%	01/15/22		250	256,250

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
HCP, Inc.,
Sr. Unsec’d. Notes
2.625%	02/01/20			503	$497,775
3.750%	02/01/19			1,655	1,737,010
5.375%	02/01/21			79	88,220
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
4.500%	01/15/24			293	310,283
iStar Financial, Inc.,
Sr. Unsec’d. Notes
3.875%	07/01/16			40	40,048
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.125%	06/01/23			865	847,484
3.200%	05/01/21			580	587,879
Liberty Property LP,
Sr. Unsec’d. Notes
3.375%	06/15/23			375	365,592
4.400%	02/15/24			350	367,201
Prologis LP,
Gtd. Notes
4.250%	08/15/23			610	644,547
6.875%	03/15/20			109	128,032
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
5.000%	04/15/21			38	37,810
Simon Property Group LP,
Sr. Unsec’d. Notes
4.125%	12/01/21			54	58,742
6.125%	05/30/18			455	517,832
6.750%	02/01/40			100	139,185
UDR, Inc.,
Gtd. Notes
3.700%	10/01/20			775	803,412
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.250%	03/01/22			1,245	1,308,146
4.750%	06/01/21			370	402,152
Weingarten Realty Investors,
Sr. Unsec’d. Notes
4.450%	01/15/24			410	434,690

					18,159,613

Real Estate Management & Development
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.875%	11/15/20		CAD	80	68,859

Retail
Academy Ltd./Academy Finance Corp.,
Gtd. Notes, 144A
9.250%	08/01/19			100	105,000

Road & Rail — 0.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.100%	06/01/21			725	786,349
4.375%	09/01/42	(a)		88	90,396
4.450%	03/15/43			140	146,264
5.400%	06/01/41	(a)		115	137,185

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Road & Rail (continued)
5.750%	03/15/18		600	$672,516
5.750%	05/01/40		1,055	1,301,618
Canadian Pacific Railway Co. (Canada),
Sr. Unsec’d. Notes
7.125%	10/15/31		150	206,297
CSX Corp.,
Sr. Unsec’d. Notes
4.250%	06/01/21		65	70,592
6.250%	04/01/15		44	44,593
7.375%	02/01/19		100	119,751
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.903%	02/15/23		342	338,070
3.850%	01/15/24		292	307,025
4.800%	08/15/43	(a)	405	450,906
5.590%	05/17/25		74	87,964
6.000%	05/23/11		216	277,042
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.821%	02/01/44		246	280,859

				5,317,427

Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
6.750%	03/01/19		94	88,360
Entegris, Inc.,
Gtd. Notes, 144A
6.000%	04/01/22		20	20,250
Freescale Semiconductor, Inc.,
Gtd. Notes
10.750%	08/01/20		61	66,643
Sr. Sec’d. Notes, 144A
6.000%	01/15/22		37	38,665
Intel Corp.,
Sr. Unsec’d. Notes
3.300%	10/01/21		163	170,926
4.800%	10/01/41		150	164,736
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/01/25		30	30,300
5.875%	02/15/22		249	261,450
National Semiconductor Corp.,
Sr. Unsec’d. Notes
6.600%	06/15/17		440	495,084
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
5.750%	02/15/21		300	315,000
Samsung Electronics America, Inc. (South Korea),
Gtd. Notes, 144A
1.750%	04/10/17		1,190	1,193,607
Sensata Technologies BV (Netherlands),
Gtd. Notes, 144A
4.875%	10/15/23		43	42,785

				2,887,806

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Software — 0.3%
Audatex North America, Inc.,
Gtd. Notes, 144A
6.000%	06/15/21		295	$303,850
6.125%	11/01/23		21	21,683
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19		250	262,500
First Data Corp.,
Gtd. Notes
10.625%	06/15/21		23	26,047
11.250%	01/15/21		52	59,020
11.750%	08/15/21		90	103,275
12.625%	01/15/21		530	629,375
Sec’d. Notes, 144A
8.250%	01/15/21		27	28,890
Sec’d. Notes, PIK, 144A
8.750%	01/15/22		636	683,700
Sr. Sec’d. Notes, 144A
6.750%	11/01/20		80	85,400
7.375%	06/15/19		360	378,900
8.875%	08/15/20		250	268,125
iGATE Corp.,
Gtd. Notes
4.750%	04/15/19		34	34,000
Infor Software Parent LLC/Infor Software Parent, Inc.,
Gtd. Notes, PIK, 144A
7.125%	05/01/21	(a)	20	19,600
Infor US, Inc.,
Gtd. Notes
9.375%	04/01/19		295	315,650
Interface Security Systems Holdings, Inc./Interface Security Systems LLC,
Sec’d. Notes
9.250%	01/15/18		40	40,400
Intuit, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/17		280	307,722
Microsoft Corp.,
Sr. Unsec’d. Notes
0.875%	11/15/17		31	30,691
3.500%	11/15/42		675	639,743
3.625%	12/15/23		245	262,184
Oracle Corp.,
Sr. Unsec’d. Notes
2.375%	01/15/19	(a)	242	246,188
2.500%	10/15/22		2,980	2,902,806
3.625%	07/15/23		570	597,764
4.500%	07/08/44		470	510,502
6.125%	07/08/39		125	162,275
6.500%	04/15/38		200	269,133

				9,189,423

Specialty Retail — 0.1%
Claire’s Stores, Inc.,
Sec’d. Notes
8.875%	03/15/19	(a)	209	169,290
Sr. Sec’d. Notes, 144A
6.125%	03/15/20		47	41,595
9.000%	03/15/19		553	544,705

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Specialty Retail (continued)
Gap, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/12/21		249	$283,363
Guitar Center, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	04/15/19	(a)	44	37,840
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/24		810	865,158
L Brands, Inc.,
Gtd. Notes
6.625%	04/01/21		500	562,500
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.650%	04/15/42		130	144,590
5.125%	11/15/41		49	57,303
5.500%	10/15/35		100	122,217
Neebo, Inc.,
Sr. Sec’d. Notes, 144A
15.000%	06/30/16		28	27,225
New Albertsons, Inc.,
Sr. Unsec’d. Notes
7.450%	08/01/29		15	13,425
8.000%	05/01/31		52	47,060
Party City Holdings, Inc.,
Gtd. Notes
8.875%	08/01/20	(a)	300	320,250
Radio Systems Corp.,
Sec’d. Notes, 144A
8.375%	11/01/19		55	58,987
Real Mex Restaurants, Inc.,
Notes
11.000%	01/01/40		215	215,238
Serta Simmons Holdings LLC,
Sr. Unsec’d. Notes, 144A
8.125%	10/01/20		500	528,750

				4,039,496

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
0.482%(c)	05/03/18		345	345,231
2.400%	05/03/23	(a)	540	524,878
3.850%	05/04/43		1,870	1,871,352
EMC Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/20		475	472,714
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.300%	06/01/21		157	165,306
4.650%	12/09/21		372	398,325
6.000%	09/15/41		141	158,590
NCR Corp.,
Gtd. Notes
5.000%	07/15/22		14	13,650

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Technology Hardware, Storage & Peripherals (continued)
SunGard Data Systems, Inc.,
Gtd. Notes
6.625%	11/01/19	105	$106,050

			4,056,096

Textiles, Apparel & Luxury Goods
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	500	530,000

Thrifts & Mortgage Finance
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.650%	02/25/15	600	603,307

Tobacco — 0.2%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	2,820	2,740,183
4.250%	08/09/42	435	416,865
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.250%	06/07/22	310	311,733
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
3.300%	03/01/22	250	258,053
6.000%	11/27/17	190	212,321
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.125%	03/04/43	695	681,279
4.375%	11/15/41	900	929,519

			5,549,953

Trading Companies & Distributors
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20	40	41,900
Sec’d. Notes
11.000%	04/15/20	25	28,500

			70,400

Transportation Infrastructure
Bluewater Holding BV (Netherlands),
Gtd. Notes, 144A
10.000%	12/10/19	100	88,000
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	01/15/22	28	25,620
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Uruguay),
Gtd. Notes, 144A
7.250%	05/01/22	76	75,240
Ridgebury Crude Tankers LLC,
Sr. Sec’d. Notes, 144A
7.625%	03/20/17	100	100,500
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	03/01/17	111	112,569
3.500%	06/01/17	516	537,388
3.600%	03/01/16	82	84,400

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Transportation Infrastructure (continued)
Ultrapetrol Bahamas Ltd. (Bahamas),
Sr. Sec’d. Notes
8.875%	06/15/21		114	$120,270

				1,143,987

Water Utilities
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.850%	03/01/24		300	315,862
4.300%	12/01/42		46	46,777

				362,639

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	03/30/20	(a)	170	187,466
Sr. Unsec’d. Notes
3.125%	07/16/22		2,275	2,244,606
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.214%	08/15/15		200	202,397
Goodman Networks, Inc.,
Sr. Sec’d. Notes
12.125%	07/01/18		250	258,125
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
6.625%	12/15/22	(a)	514	528,135
7.250%	10/15/20		650	686,563
7.500%	04/01/21		400	428,000
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
8.125%	06/01/23	(a)	133	135,660
NII Capital Corp.,
Gtd. Notes(i)
7.625%	04/01/21		345	63,825
NII International Telecom SCA,
Gtd. Notes, 144A(i)
7.875%	08/15/19	(a)	23	16,445
11.375%	08/15/19	(a)	102	73,440
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
6.625%	05/15/39		21	23,205
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.100%	10/01/23	(a)	213	223,786
5.450%	10/01/43		118	135,433
8.750%	05/01/32		185	267,607
Sprint Capital Corp.,
Gtd. Notes
6.900%	05/01/19		38	38,760
8.750%	03/15/32		596	576,630
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20	(a)	200	216,000
9.000%	11/15/18		110	125,114
Sr. Unsec’d. Notes
7.000%	08/15/20		110	110,000

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21			37	$36,676
7.875%	09/15/23			1,301	1,284,347
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.192%	04/27/18			206	211,838
4.570%	04/27/23	(a)		430	460,377
5.134%	04/27/20			235	260,146
5.462%	02/16/21			45	50,175
5.877%	07/15/19			153	174,125
6.421%	06/20/16			150	160,463
T-Mobile USA, Inc.,
Gtd. Notes
6.250%	04/01/21			57	58,340
6.375%	03/01/25			6	6,096
6.500%	01/15/24			10	10,250
6.625%	04/01/23			138	141,312
6.633%	04/28/21			300	307,875
6.731%	04/28/22			198	203,940
6.836%	04/28/23			51	52,658
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.625%	03/20/17			200	199,908
4.375%	02/19/43			795	774,797

					10,934,520

TOTAL CORPORATE BONDS (cost $507,010,044)					518,832,200

FOREIGN GOVERNMENT BONDS — 1.2%
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.250%	01/07/25			200	200,000
Bundesrepublik Deutschland (Germany),
Bonds
4.750%	07/04/34		EUR	2,000	3,934,415
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, RegS
2.750%	07/04/28		EUR	3,050	4,478,323
France Government Bond OAT (France),
Bonds
1.750%	05/25/23		EUR	8,000	10,599,804
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
3.500%	12/01/18		EUR	6,700	8,941,198
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23			740	767,750
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44			302	314,835
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes
4.450%	06/15/18		EUR	4,550	6,100,802
Province of Ontario (Canada),
Sr. Unsec’d. Notes
0.950%	05/26/15	(a)		300	300,745
2.700%	06/16/15			350	353,696

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Province of Quebec (Canada),
Notes, MTN
6.350%	01/30/26	120	$154,179

TOTAL FOREIGN GOVERNMENT BONDS (cost $37,378,443)			36,145,747

MUNICIPAL BONDS — 0.1%
California
City of Los Angeles Department of Airports,
Revenue Bonds
6.582%	05/15/39	175	229,565
State of California,
General Obligation Unlimited
7.300%	10/01/39	180	264,121

			493,686

New York — 0.1%
New York State Dormitory Authority,
Revenue Bonds
5.600%	03/15/40	150	190,355
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	325	342,986
5.647%	11/01/40	220	271,777

			805,118

Ohio
American Municipal Power, Inc.,
Revenue Bonds
7.499%	02/15/50	150	223,386

TOTAL MUNICIPAL BONDS (cost $1,298,380)			1,522,190

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.2%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 5A1
2.817%(c)	09/25/35	129	113,991
Alternative Loan Trust,
Series 2003-13T1, Class A10
4.000%	08/25/33	66	66,497
Series 2005-J6, Class 2A1
5.500%	07/25/25	40	41,515
Series 2006-36T2, Class 2A1
6.250%	12/25/36	131	105,956
American Home Mortgage Assets Trust,
Series 2006-2, Class 2A1
0.360%(c)	09/25/46	524	375,413
Banc of America Alternative Loan Trust,
Series 2003-5, Class 2A1
5.000%	07/25/18	224	228,213
Series 2003-7, Class 2A4
5.000%	09/25/18	206	208,022
Series 2003-11, Class 2A1
6.000%	01/25/34	246	256,643
Series 2004-1, Class 1A1
6.000%	02/25/34	193	205,809
Series 2004-6, Class 4A1
5.000%	07/25/19	237	244,222
Series 2004-7, Class 3A1
6.000%	08/25/34	250	259,171

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust,
Series 2005-1, Class 1A1
5.500%	02/25/35	441		$448,190
Series 2005-7, Class 30PO, PO
7.110%(s)	11/25/35	70		52,640
Series 2006-1, Class 2A1
5.500%	01/25/36	39		39,789
Series 2006-D, Class 5A2
4.845%(c)	05/20/36	42		38,825
Banc of America Mortgage Securities, Inc.,
Series 2003-3, Class 1A7
5.500%	05/25/33	392		404,375
Series 2004-5, Class 3A3
5.000%	06/25/19	190		193,283
Series 2004-C, Class 2A1
2.691%(c)	04/25/34	293		291,106
Series 2004-D, Class 2A1
2.660%(c)	05/25/34	7		7,353
Series 2004-D, Class 2A2
2.660%(c)	05/25/34	59		58,540
Series 2005-10, Class 1A13
5.500%	11/25/35	—	(r)	39
Series 2007-3, Class 1A1
6.000%	09/25/37	253		230,632
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
2.316%(c)	07/25/33	190		190,732
Series 2005-12, Class 22A1
2.257%(c)	02/25/36	145		133,391
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC5, Class A1
5.750%	10/25/34	227		231,620
Chase Mortgage Finance Corp.,
Series 2006-S2, Class 1A9
6.250%	10/25/36	332		294,621
Series 2007-A2, Class 2A1
2.506%(c)	07/25/37	705		712,587
Citicorp Mortgage Securities Trust,
Series 2006-5, Class 1A3
6.000%	10/25/36	123		123,873
Series 2007-5, Class 1A9
6.000%	06/25/37	551		567,768
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A4
5.250%	09/25/33	181		187,840
Series 2005-2, Class 2A11
5.500%	05/25/35	241		250,863
Series 2006-4, Class 1A1
5.500%	12/25/20	75		74,195
Series 2008-AR4, Class 1A1A, 144A
2.734%(c)	11/25/38	346		346,294
Series 2010-8, Class 5A6, 144A
4.000%	11/25/36	156		159,175
Series 2010-8, Class 6A6, 144A
4.500%	12/25/36	116		118,507
Series 2014-10, Class 3A1, 144A
0.351%(c)	07/25/36	92		84,753
Series 2014-11, Class 4A1, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
0.255%(c)	07/25/36	99	$89,988
CitiMortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.500%	04/25/36	450	410,191
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J13, Class 1A7
5.250%	01/25/34	294	308,140
Series 2004-4, Class A13
5.250%	05/25/34	272	277,718
Series 2004-5, Class 2A9
5.250%	05/25/34	531	549,247
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR24, Class 2A4
2.551%(c)	10/25/33	203	197,026
Series 2004-AR3, Class 6M1
1.270%(c)	04/25/34	21	21,301
Series 2004-AR5, Class 7A2
2.411%(c)	06/25/34	156	153,320
Series 2005-5, Class 1A1
5.000%	07/25/20	185	185,271
Deutsche ALT-A Securities, Inc./Alternate Loan Trust,
Series 2005-1, Class 1A1
0.670%(c)	02/25/35	53	49,540
Series 2005-1, Class 2A1
5.737%(c)	02/25/20	37	38,042
Deutsche Mortgage Securities, Inc.,
Series 2007-WM1, Class A1, 144A
4.402%(c)	06/27/37	270	270,784
Fannie Mae Grantor Trust,
Series 2001-T10, Class A1
7.000%	12/25/41	849	990,059
Series 2002-T1, Class A2
7.000%	11/25/31	573	674,118
Series 2002-T4, Class A2
7.000%	12/25/41	655	751,525
Series 2004-T1, Class 1A1
6.000%	01/25/44	592	671,398
Fannie Mae Interest Strip,
Series 293, Class 1, PO
2.792%(s)	12/01/24	291	277,470
Series 369, Class 12, IO
5.500%(c)	05/01/36	1,031	156,513
Series 383, Class 60, IO
6.500%	10/25/37	270	48,796
Series 416, Class A300
3.000%	11/25/42	2,556	2,545,516
Series 417, Class C11, IO
2.500%	02/25/28	6,901	686,869
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%	07/25/23	354	393,962
Series 1993-136, Class ZB
6.792%(c)	07/25/23	225	248,539
Series 1993-141, Class Z
7.000%	08/25/23	238	263,809
Series 1993-147, Class Z
7.000%	08/25/23	199	222,457
Series 1994-29, Class Z

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.500%	02/25/24	370	$416,640
Series 1996-4, Class SA, IO
8.330%(c)	02/25/24	95	20,839
Series 1997-33, Class PA
8.500%	06/18/27	464	536,421
Series 1997-57, Class PN
5.000%	09/18/27	271	289,567
Series 2001-16, Class Z
6.000%	05/25/31	385	425,321
Series 2001-81, Class HE
6.500%	01/25/32	541	613,059
Series 2002-14, Class A1
7.000%	01/25/42	1,204	1,386,561
Series 2002-26, Class A2
7.500%	01/25/48	569	684,241
Series 2002-82, Class PE
6.000%	12/25/32	598	666,217
Series 2002-86, Class PG
6.000%	12/25/32	1,270	1,405,352
Series 2002-90, Class A2
6.500%	11/25/42	282	317,739
Series 2003-18, Class A1
6.500%	12/25/42	437	511,886
Series 2003-21, Class OU
5.500%	03/25/33	171	189,208
Series 2003-24, Class MZ
5.500%	04/25/33	694	762,187
Series 2003-48, Class GH
5.500%	06/25/33	2,831	3,136,808
Series 2003-64, Class KF
0.657%(c)	07/25/18	181	182,252
Series 2003-81, Class FC
0.570%(c)	08/25/17	68	68,678
Series 2004-36, Class SA
19.059%(c)	05/25/34	145	199,380
Series 2004-45, Class ZL
6.000%	10/25/32	578	640,798
Series 2004-52, Class SX, IO
6.881%(c)	09/25/32	4	79
Series 2004-60, Class PA
5.500%	04/25/34	211	225,469
Series 2004-61, Class NS, IO
7.531%(c)	08/25/34	40	10,188
Series 2004-68, Class LC
5.000%	09/25/29	533	583,067
Series 2004-72, Class S, IO
6.331%(c)	09/25/34	96	19,619
Series 2004-101, Class HD
5.000%	01/25/20	459	481,473
Series 2005-13, Class AS, IO
5.931%(c)	03/25/35	32	5,288
Series 2005-14, Class ME
5.000%	10/25/33	34	34,196
Series 2005-22, Class DA
5.500%	12/25/34	195	212,880
Series 2005-30, Class UG
5.000%	04/25/35	625	676,896
Series 2005-57, Class DI, IO

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.531%(c)	03/25/35	72	$4,691
Series 2005-57, Class NK
21.322%(c)	07/25/35	93	126,238
Series 2005-82, Class SY, IO
6.561%(c)	09/25/35	179	32,042
Series 2005-84, Class XM
5.750%	10/25/35	209	226,368
Series 2005-87, Class PE
5.000%	12/25/33	332	335,912
Series 2005-87, Class QZ
5.000%	10/25/35	668	711,910
Series 2005-97, Class PO, PO
0.979%(s)	11/25/35	1,143	1,117,975
Series 2005-102, Class PG
5.000%	11/25/35	1,500	1,626,553
Series 2005-110, Class GL
5.500%	12/25/35	562	635,192
Series 2006-2, Class LY
8.000%(c)	12/25/35	32	33,447
Series 2006-3, Class SB, IO
6.531%(c)	07/25/35	92	13,917
Series 2006-9, Class KZ
6.000%	03/25/36	876	954,789
Series 2006-20, Class IB, IO
6.421%(c)	04/25/36	686	98,802
Series 2006-23, Class NS
9.000%(c)	04/25/36	47	50,016
Series 2006-45, Class NW
5.500%	01/25/35	143	145,226
Series 2006-48, Class ND
6.250%	03/25/36	170	174,509
Series 2006-60, Class CO, PO
0.175%(s)	06/25/35	230	226,251
Series 2006-65, Class TE
5.500%	05/25/35	231	238,127
Series 2006-70, Class JI, IO
6.431%(c)	06/25/36	107	17,570
Series 2006-72, Class XI, IO
6.331%(c)	08/25/36	21	3,224
Series 2006-77, Class PC
6.500%	08/25/36	468	531,073
Series 2006-106, Class CS, IO
6.421%(c)	11/25/36	35	5,208
Series 2006-108, Class S, IO
7.031%(c)	11/25/36	51	13,364
Series 2006-109, Class SG, IO
6.461%(c)	11/25/36	57	7,895
Series 2006-125, Class SA, IO
6.551%(c)	01/25/37	113	17,667
Series 2007-37, Class SA, IO
5.951%(c)	05/25/37	68	8,804
Series 2007-44, Class HE, IO
6.251%(c)	05/25/37	126	17,290
Series 2007-46, Class PA
6.000%	04/25/37	250	277,139
Series 2007-58, Class SV, IO
6.581%(c)	06/25/37	689	96,372
Series 2007-88, Class MI, IO

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.351%(c)	09/25/37	41	$8,662
Series 2007-88, Class XI, IO
6.371%(c)	06/25/37	13	1,730
Series 2007-91, Class AS, IO
6.231%(c)	10/25/37	153	20,392
Series 2007-100, Class ND
5.750%	10/25/35	36	36,481
Series 2007-102, Class SA, IO
6.231%(c)	11/25/37	1,476	223,453
Series 2008-34, Class GS, IO
6.281%(c)	05/25/38	39	4,814
Series 2008-41, Class S, IO
6.631%(c)	11/25/36	43	6,653
Series 2008-68, Class VK
5.500%	03/25/27	236	237,740
Series 2008-91, Class SI, IO
5.831%(c)	03/25/38	1,298	153,318
Series 2008-95, Class AI, IO
5.000%	12/25/23	271	14,505
Series 2009-15, Class SA, IO
6.031%(c)	03/25/24	488	45,677
Series 2009-62, Class WA
5.563%(c)	08/25/39	1,259	1,345,705
Series 2009-87, Class SG, IO
6.081%(c)	11/25/39	481	85,179
Series 2009-112, Class ST, IO
6.081%(c)	01/25/40	1,444	193,903
Series 2009-112, Class SW, IO
6.081%(c)	01/25/40	949	115,898
Series 2010-10, Class NT
5.000%	02/25/40	1,290	1,431,801
Series 2010-19, Class MV
5.000%	02/25/21	838	901,696
Series 2010-35, Class SB, IO
6.251%(c)	04/25/40	596	94,254
Series 2010-43, Class CI, IO
4.500%	02/25/25	405	23,739
Series 2010-49, Class SC
12.321%(c)	03/25/40	283	326,168
Series 2010-54, Class PA
4.500%	04/25/39	57	57,683
Series 2010-64, Class DM
5.000%	06/25/40	455	496,991
Series 2010-79, Class NA
4.500%	05/25/36	20	20,477
Series 2011-18, Class UA
4.000%	08/25/38	216	219,760
Series 2011-22, Class MA
6.500%	04/25/38	534	595,076
Series 2011-39, Class ZA
6.000%	11/25/32	661	737,602
Series 2011-52, Class GB
5.000%	06/25/41	920	1,030,660
Series 2011-52, Class KB
5.500%	06/25/41	1,535	1,754,987
Series 2011-70, Class CL
3.000%	08/25/26	20	20,397
Series 2011-118, Class CS, IO

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.331%(c)	10/25/39	222	$39,245
Series 2012-14, Class LS, IO
6.331%(c)	03/25/42	131	22,884
Series 2012-42, Class PS, IO
6.411%(c)	08/25/41	208	25,022
Series 2012-73, Class LS, IO
5.881%(c)	06/25/39	1,139	189,415
Series 2012-74, Class AS, IO
5.881%(c)	03/25/39	702	115,711
Series 2012-76, Class DS, IO
6.381%(c)	05/25/39	163	30,018
Series 2012-80, Class AS, IO
5.881%(c)	02/25/39	427	82,756
Series 2012-84, Class QS, IO
6.481%(c)	09/25/31	176	35,853
Series 2012-84, Class SQ, IO
6.481%(c)	08/25/32	109	25,189
Series 2012-87, Class NS, IO
5.881%(c)	02/25/39	207	38,495
Series 2012-94, Class KS, IO
6.481%(c)	05/25/38	345	80,949
Series 2012-94, Class SL, IO
6.531%(c)	05/25/38	302	71,603
Series 2012-98, Class SA, IO
5.881%(c)	05/25/39	495	82,752
Series 2012-104, Class QS, IO
5.931%(c)	03/25/39	148	28,123
Series 2012-107, Class QS, IO
5.931%(c)	10/25/40	124	26,039
Series 2012-110, Class MS, IO
5.831%(c)	10/25/42	141	32,272
Series 2012-110, Class SB, IO
6.531%(c)	10/25/32	220	50,345
Series 2012-111, Class KS, IO
5.981%(c)	01/25/40	82	12,584
Series 2012-114, Class DS, IO
5.931%(c)	08/25/39	399	68,870
Series 2012-114, Class HS, IO
5.981%(c)	03/25/40	357	66,086
Series 2012-115, Class DS, IO
5.931%(c)	10/25/42	952	196,859
Series 2012-120, Class ES, IO
6.031%(c)	11/25/39	308	64,620
Series 2012-120, Class SE, IO
6.031%(c)	02/25/39	485	94,786
Series 2012-124, Class DS, IO
5.981%(c)	04/25/40	329	61,819
Series 2012-124, Class LS, IO
6.031%(c)	07/25/40	364	80,051
Series 2012-137, Class CS, IO
6.031%(c)	08/25/41	409	87,226
Series 2012-145, Class IM, IO
4.500%	01/25/43	91	14,674
Series 2013-2, Class S, IO
5.981%(c)	02/25/43	507	99,017
Series 2013-4, Class AJ
3.500%	02/25/43	1,345	1,381,293
Series 2013-4, Class PC

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.000%	06/25/42	1,774	$1,721,287
Series 2013-5, Class EZ
2.000%	08/25/42	184	163,849
Series 2013-9, Class SG, IO
6.031%(c)	03/25/39	271	60,451
Series 2013-29, Class QZ
4.000%	04/25/43	106	106,559
Series 2013-33, Class DZ
3.500%	08/25/42	57	52,871
Series 2013-83, Class CA
3.500%	10/25/37	1,578	1,644,289
Series 2013-96, Class YA
3.500%	09/25/38	2,119	2,212,437
Series 2013-131, Class S, IO
5.881%(c)	01/25/34	127	26,875
Series G93-17, Class S, IO
8.831%(c)	04/25/23	333	78,055
Fannie Mae Whole Loan,
Series 1999-W4, Class A9
6.250%	02/25/29	455	504,883
Series 2001-W3, Class A
6.934%(c)	09/25/41	520	594,360
Series 2002-W6, Class 2A1
6.450%(c)	06/25/42	307	351,419
Series 2003-W2, Class 2A9
5.900%	07/25/42	199	224,133
Series 2003-W3, Class 2A5
5.356%	06/25/42	447	497,543
Series 2003-W6, Class 1A41
5.398%	10/25/42	1,582	1,716,154
Series 2003-W6, Class 3A
6.500%	09/25/42	372	425,280
Series 2003-W10, Class 3A5
4.299%	06/25/43	1,579	1,704,661
Series 2003-W12, Class 2A7
4.680%	06/25/43	449	481,066
Series 2004-W2, Class 2A2
7.000%	02/25/44	382	438,742
Series 2004-W2, Class 5A
7.500%	03/25/44	440	502,818
Series 2004-W6, Class 3A4
6.500%	07/25/34	723	769,106
Series 2004-W8, Class 2A
6.500%	06/25/44	457	522,165
Series 2004-W11, Class 1A1
6.000%	05/25/44	1,902	2,220,241
Series 2004-W12, Class 1A2
6.500%	07/25/44	1,094	1,257,150
Series 2005-W1, Class 1A2
6.500%	10/25/44	377	439,471
Series 2005-W4, Class 1A1
6.000%	08/25/35	294	334,355
Series 2007-W7, Class 2A2, IO
6.361%(c)	07/25/37	52	6,643
Series 2007-W10, Class 2A
6.298%(c)	08/25/47	457	515,641
Series 2009-W1, Class A
6.000%	12/25/49	850	944,106

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Federal Deposit Insurance Corp.,
Series 2013-N1, Class A, 144A
4.500%	10/25/18	134	$135,005
FHLMC Multifamily Structured Pass-Through Certificates,
Series KSMC, Class A2
2.615%	01/25/23	2,085	2,085,621
FHLMC Multifamily Structured Pass-Through Trust,
Series K037, Class A2
3.490%	01/25/24	3,800	4,043,466
Series K708, Class X1, IO
1.000%(s)	01/25/19	17,178	922,198
FHLMC Structured Pass-Through Securities,
Series T-58, Class 3A
7.000%	09/25/43	811	937,737
FHLMC-GNMA,
Series 24, Class ZE
6.250%	11/25/23	443	484,339
First Horizon Mortgage Pass-Through Trust,
Series 2003-AR3, Class 3A1
2.565%(c)	09/25/33	557	561,461
Freddie Mac REMICS,
Series 1049, Class S
38.652%(c)	02/15/21	13	21,407
Series 1621, Class J
6.400%	11/15/23	137	150,465
Series 1630, Class PK
6.000%	11/15/23	340	373,502
Series 1675, Class KZ
6.500%	02/15/24	319	348,923
Series 1680, Class PK
6.500%	02/15/24	371	406,426
Series 1695, Class EB
7.000%	03/15/24	421	472,849
Series 1980, Class Z
7.000%	07/15/27	494	558,965
Series 2353, Class KZ
6.500%	09/15/31	525	581,635
Series 2378, Class PE
5.500%	11/15/16	82	85,057
Series 2535, Class AW
5.500%	12/15/32	258	280,430
Series 2557, Class HL
5.300%	01/15/33	1,511	1,641,009
Series 2595, Class DC
5.000%	04/15/23	1,028	1,100,861
Series 2595, Class GC
5.500%	04/15/23	345	376,875
Series 2611, Class TM
10.000%(c)	05/15/33	74	87,154
Series 2626, Class JC
5.000%	06/15/23	1,604	1,753,800
Series 2628, Class AB
4.500%	06/15/18	125	129,855
Series 2630, Class FL
0.661%(c)	06/15/18	128	129,079
Series 2643, Class SA
44.455%(c)	03/15/32	53	107,400
Series 2661, Class FG

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
0.611%(c)	03/15/17	38	$38,289
Series 2684, Class PO, PO
0.864%(s)	01/15/33	146	146,090
Series 2691, Class VU
5.500%	08/15/23	280	282,383
Series 2707, Class KJ
5.000%	11/15/18	31	32,313
Series 2764, Class UG
5.000%	03/15/34	1,360	1,506,827
Series 2793, Class PD
5.000%	12/15/32	203	204,866
Series 2862, Class GB
5.000%	09/15/24	358	384,902
Series 2864, Class NB
5.500%	07/15/33	787	836,379
Series 2885, Class LZ
6.000%	11/15/34	1,134	1,375,225
Series 2893, Class PE
5.000%	11/15/34	848	931,780
Series 2901, Class VU
5.000%	06/15/18	764	767,927
Series 2906, Class SW, IO
6.539%(c)	11/15/34	23	898
Series 2922, Class SU
13.978%(c)	02/15/35	117	142,239
Series 2980, Class QA
6.000%	05/15/35	790	875,149
Series 2990, Class SR, IO
6.489%(c)	03/15/35	1,451	192,848
Series 3005, Class ED
5.000%	07/15/25	707	771,853
Series 3017, Class OC, PO
1.187%(s)	08/15/25	303	292,913
Series 3080, Class VB
5.000%	06/15/25	116	116,833
Series 3126, Class AO, PO
2.420%(s)	03/15/36	275	256,519
Series 3155, Class PS, IO
6.989%(c)	05/15/36	132	20,716
Series 3171, Class OJ, PO
1.170%(s)	06/15/36	14	13,016
Series 3187, Class Z
5.000%	07/15/36	1,286	1,378,481
Series 3201, Class IN, IO
6.089%(c)	08/15/36	1,295	188,781
Series 3218, Class AS, IO
6.419%(c)	09/15/36	52	9,532
Series 3218, Class HS, IO
7.039%(c)	09/15/26	808	128,576
Series 3236, Class IS, IO
6.489%(c)	11/15/36	71	12,068
Series 3237, Class BO, PO
1.842%(s)	11/15/36	426	389,509
Series 3306, Class TB
2.911%(c)	04/15/37	51	52,880
Series 3306, Class TC
2.371%(c)	04/15/37	45	45,883
Series 3383, Class KB

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.500%	11/15/27	1,140	$1,281,564
Series 3385, Class SN, IO
5.839%(c)	11/15/37	310	44,791
Series 3405, Class PE
5.000%	01/15/38	975	1,072,519
Series 3443, Class PT
6.500%	03/15/37	1,380	1,569,135
Series 3564, Class JA
4.000%	01/15/18	147	152,130
Series 3593, Class SL, IO
6.239%(c)	11/15/24	710	79,869
Series 3605, Class NC
5.500%	06/15/37	955	1,059,211
Series 3609, Class SA, IO
6.179%(c)	12/15/39	1,514	324,981
Series 3628, Class A
5.000%	06/15/38	16	16,475
Series 3648, Class CY
4.500%	03/15/30	1,400	1,518,014
Series 3654, Class AU
7.000%	10/15/27	30	30,683
Series 3656, Class LV
5.000%	05/15/21	1,140	1,170,654
Series 3662, Class PJ
5.000%	04/15/40	1,390	1,530,637
Series 3677, Class PB
4.500%	05/15/40	2,045	2,216,224
Series 3688, Class GT
7.194%(c)	11/15/46	397	465,138
Series 3692, Class PS, IO
6.439%(c)	05/15/38	97	7,860
Series 3737, Class LI, IO
4.500%	05/15/24	218	14,477
Series 3739, Class MC
4.000%	11/15/38	1,270	1,326,657
Series 3740, Class SB, IO
5.839%(c)	10/15/40	846	140,196
Series 3747, Class HI, IO
4.500%	07/15/37	649	51,901
Series 3784, Class S, IO
6.439%(c)	07/15/23	1,105	133,863
Series 3819, Class SH, IO
6.309%(c)	06/15/40	236	29,507
Series 3827, Class H
4.000%	09/15/37	75	75,217
Series 3835, Class KA
4.000%	05/15/37	145	150,904
Series 3845, Class KP
4.000%	04/15/38	51	51,535
Series 3850, Class LS, IO
1.765%(c)	05/15/39	102	7,480
Series 3852, Class QN
5.500%(c)	05/15/41	594	615,996
Series 3852, Class TP
5.500%(c)	05/15/41	670	699,752
Series 3855, Class HI, IO
4.000%	02/15/26	1,148	97,631
Series 3859, Class JB

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.000%	05/15/41	1,350	$1,478,986
Series 3919, Class LS, IO
6.289%(c)	09/15/41	127	27,176
Series 3962, Class KS, IO
1.919%(c)	06/15/38	234	21,002
Series 3989, Class SJ, IO
5.789%(c)	01/15/42	323	47,272
Series 3997, Class HS, IO
6.389%(c)	03/15/38	443	66,863
Series 4013, Class SB, IO
6.289%(c)	03/15/42	159	37,127
Series 4030, Class IL, IO
3.500%	04/15/27	5,234	594,197
Series 4033, Class SC, IO
6.389%(c)	10/15/36	165	32,330
Series 4050, Class EI, IO
4.000%	02/15/39	492	67,303
Series 4057, Class BS, IO
5.889%(c)	09/15/39	355	53,894
Series 4057, Class CS, IO
5.889%(c)	04/15/39	205	35,905
Series 4057, Class SA, IO
5.889%(c)	04/15/39	3,603	608,182
Series 4068, Class TS, IO
5.839%(c)	06/15/42	295	59,674
Series 4073, Class AS, IO
5.889%(c)	08/15/38	392	64,269
Series 4080, Class SA, IO
5.839%(c)	07/15/42	210	32,757
Series 4083, Class MS, IO
5.889%(c)	05/15/39	469	82,661
Series 4084, Class GS, IO
5.889%(c)	04/15/39	1,422	242,753
Series 4086, Class TS, IO
5.939%(c)	04/15/37	391	60,642
Series 4093, Class SD, IO
6.539%(c)	01/15/38	390	93,238
Series 4097, Class SA, IO
5.889%(c)	08/15/42	431	95,952
Series 4097, Class TS, IO
5.939%(c)	05/15/39	502	100,237
Series 4099, Class BS, IO
5.889%(c)	06/15/39	263	52,463
Series 4100, Class KJ
3.500%	08/15/42	24	23,383
Series 4102, Class SW, IO
5.939%(c)	05/15/39	126	26,408
Series 4113, Class JS, IO
5.889%(c)	07/15/39	116	20,590
Series 4116, Class MS, IO
6.039%(c)	11/15/39	185	40,895
Series 4119, Class SC, IO
5.989%(c)	10/15/42	750	173,484
Series 4122, Class SJ, IO
5.989%(c)	12/15/40	841	172,579
Series 4123, Class SA, IO
6.039%(c)	09/15/39	138	25,518
Series 4123, Class SB, IO

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.989%(c)	10/15/42	395	$91,463
Series 4132, Class SE, IO
6.039%(c)	12/15/40	165	34,172
Series 4136, Class SA, IO
6.039%(c)	12/15/39	154	29,509
Series 4165, Class ZA
3.500%	02/15/43	33	29,424
Series 4174, Class SA, IO
6.039%(c)	05/15/39	845	169,213
Series 4199, Class SD, IO
6.039%(c)	06/15/39	557	105,460
Series 4229, Class AS, IO
5.989%(c)	12/15/38	186	33,585
Series 4238, Class SH
6.915%(c)	08/15/43	118	120,776
Series 4267, Class CI, IO
4.000%	05/15/39	215	32,586
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	1,503	1,540,226
Series 304, Class C32, IO
3.000%	12/15/27	3,937	420,418
Series 328, Class S4, IO
1.908%(c)	02/15/38	744	55,115
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN1, Class M2
2.370%(c)	02/25/24	750	737,105
Series 2014-DN2, Class M2
1.820%(c)	04/25/24	500	484,385
Series 2014-DN2, Class M3
3.770%(c)	04/25/24	250	230,199
Series 2014-DN3, Class M2
2.570%(c)	08/25/24	250	248,473
Series 2014-DN3, Class M3
4.170%(c)	08/25/24	500	474,567
GMAC Mortgage Corp. Loan Trust,
Series 2003-J10, Class A1
4.750%	01/25/19	149	148,292
Government National Mortgage Assoc.,
Series 2002-41, Class HS, IO
6.839%(c)	06/16/32	824	185,034
Series 2002-84, Class PH
6.000%	11/16/32	1,311	1,489,485
Series 2003-25, Class PZ
5.500%	04/20/33	863	952,857
Series 2003-58, Class PC
5.000%	07/20/33	1,793	2,001,228
Series 2003-86, Class ZC
4.500%	10/20/33	660	715,512
Series 2004-19, Class KE
5.000%	03/16/34	1,460	1,635,556
Series 2004-28, Class ST, IO
1.080%(c)	04/20/34	5,283	59,559
Series 2004-30, Class UC
5.500%	02/20/34	694	744,065
Series 2004-86, Class SP, IO
5.935%(c)	09/20/34	1,312	197,369
Series 2004-88, Class ES, IO

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.938%(c)	06/17/34	1,323	$176,929
Series 2005-7, Class NL, IO
6.589%(c)	03/17/33	17	1,735
Series 2005-30, Class WD
6.000%	07/20/33	566	616,561
Series 2006-23, Class S, IO
6.335%(c)	01/20/36	957	82,632
Series 2006-26, Class S, IO
6.335%(c)	06/20/36	862	126,568
Series 2006-38, Class SG, IO
6.485%(c)	09/20/33	353	5,896
Series 2007-16, Class KU, IO
6.485%(c)	04/20/37	1,084	157,828
Series 2007-24, Class SA, IO
6.345%(c)	05/20/37	2,295	341,060
Series 2007-35, Class TE
6.000%	06/20/37	1,660	1,855,520
Series 2007-58, Class SD, IO
6.325%(c)	10/20/37	1,358	207,590
Series 2007-59, Class SP, IO
6.505%(c)	04/20/37	981	95,203
Series 2008-36, Class AY
5.000%	04/16/23	530	576,361
Series 2008-47, Class ML
5.250%	06/16/38	760	862,338
Series 2008-62, Class SA, IO
5.985%(c)	07/20/38	629	86,968
Series 2008-73, Class SK, IO
6.575%(c)	08/20/38	1,333	200,103
Series 2008-79, Class SA, IO
7.385%(c)	09/20/38	662	115,033
Series 2009-6, Class CI, IO
6.500%	11/16/38	267	26,952
Series 2009-16, Class SJ, IO
6.635%(c)	05/20/37	1,442	222,292
Series 2009-36, Class IE, IO
1.000%(c)	09/20/38	3,301	82,408
Series 2009-41, Class GS, IO
5.889%(c)	06/16/39	55	6,791
Series 2009-65, Class LB
6.000%	07/16/39	267	291,255
Series 2009-77, Class CS, IO
6.839%(c)	06/16/38	1,668	186,188
Series 2009-81, Class A
5.750%	09/20/36	358	394,661
Series 2009-83, Class TS, IO
5.935%(c)	08/20/39	623	75,850
Series 2009-106, Class ST, IO
5.835%(c)	02/20/38	1,183	160,069
Series 2009-106, Class XL, IO
6.585%(c)	06/20/37	1,098	145,629
Series 2009-127, Class IA, IO
0.450%(c)	09/20/38	5,447	60,298
Series 2010-4, Class SB, IO
6.339%(c)	08/16/39	1,487	142,142
Series 2010-14, Class AO, PO
2.725%(s)	12/20/32	130	126,016
Series 2010-14, Class DO, PO

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
1.638%(s)	03/20/36	47	$47,407
Series 2010-14, Class QP
6.000%	12/20/39	153	161,786
Series 2010-31, Class SK, IO
5.935%(c)	11/20/34	685	105,684
Series 2010-85, Class ID, IO
6.000%	09/20/39	898	139,283
Series 2010-129, Class AW
6.126%(c)	04/20/37	1,855	2,073,547
Series 2010-157, Class OP, PO
3.789%(s)	12/20/40	988	840,014
Series 2011-75, Class GP
4.000%	05/20/41	1,848	2,007,168
Series 2012-93, Class MS, IO
6.485%(c)	07/20/42	87	20,485
Series 2012-H31, Class FD
0.492%(c)	12/20/62	1,514	1,500,069
Series 2013-69, Class SM, IO
6.035%(c)	05/20/43	117	18,416
Series 2013-165, Class ST, IO
5.985%(c)	11/20/43	166	31,473
Series 2013-H04, Class BA
1.650%	02/20/63	1,579	1,565,045
Series 2013-H05, Class FB
0.552%(c)	02/20/62	1,468	1,468,903
Series 2014-119, Class SA, IO
5.435%(c)	08/20/44	920	173,162
Greenpoint Mortgage Funding Trust,
Series 2005-AR4, Class 4A1A
0.480%(c)	10/25/45	469	372,485
GSR Mortgage Loan Trust,
Series 2003-7F, Class 1A4
5.250%	06/25/33	253	260,037
Series 2004-11, Class 1A1
2.536%(c)	09/25/34	173	162,994
Series 2004-6F, Class 2A4
5.500%	05/25/34	302	311,224
Series 2005-7F, Class 3A2
0.670%(c)	09/25/35	1,931	1,780,140
Series 2006-2F, Class 2A1
5.750%	02/25/36	53	48,866
Series 2006-3F, Class 2A7
5.750%	03/25/36	171	162,172
HarborView Mortgage Loan Trust,
Series 2004-9, Class 2A
2.378%(c)	12/19/34	56	47,067
Homestar Mortgage Acceptance Corp.,
Series 2004-4, Class A3
0.720%(c)	09/25/34	678	672,677
JPMorgan Mortgage Trust,
Series 2004-S1, Class 3A1
5.500%	09/25/34	356	368,065
Series 2005-S2, Class 4A3
5.500%	09/25/20	114	114,099
Series 2006-A2, Class 5A1
2.430%(c)	11/25/33	103	104,131
Series 2006-A2, Class 5A3
2.430%(c)	11/25/33	392	392,403

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-A1, Class 5A5
2.576%(c)	07/25/35	202	$205,895
JPMorgan Resecuritization Trust,
Series 2010-4, Class 7A1, 144A
1.865%(c)	08/26/35	135	134,479
Lehman Mortgage Trust,
Series 2006-4, Class 3A1
5.000%	08/25/21	42	40,910
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.470%(c)	11/25/35	60	53,311
Series 2006-18N, Class A2A
0.320%(c)	12/25/36	66	61,477
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
2.491%(c)	08/25/34	321	317,576
Series 2004-13, Class 3A7
2.638%(c)	11/21/34	362	368,043
MASTR Alternative Loans Trust,
Series 2003-8, Class 5A1
5.000%	11/25/18	126	130,683
Series 2003-9, Class 5A1
4.500%	12/25/18	266	271,753
Series 2004-1, Class 4A1
5.500%	02/25/34	150	154,497
Series 2004-3, Class 2A1
6.250%	04/25/34	386	407,662
Series 2005-5, Class 3A1
5.750%	08/25/35	121	105,853
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	917	972,549
Series 2004-6, Class 3A1
5.250%	07/25/19	190	193,694
Series 2004-6, Class 4A1
5.000%	07/25/19	198	200,236
Series 2004-P7, Class A6, 144A
5.500%	12/27/33	231	248,649
Series 2006-3, Class 30PO, PO
14.679%(s)	10/25/36	246	186,591
Merrill Lynch Mortgage Investors Trust,
Series 2003-F, Class A1
0.810%(c)	10/25/28	798	792,562
Series 2004-B, Class A1
0.670%(c)	05/25/29	629	599,521
Series 2004-HB1, Class A3
2.128%(c)	04/25/29	204	201,381
Morgan Stanley Dean Witter Capital I, Inc., Trust,
Series 2003-HYB1, Class A3
1.697%(c)	03/25/33	454	422,352
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A6
2.429%(c)	09/25/34	337	337,387
PHH Mortgage Capital LLC,
Series 2008-CIM2, Class 5A1
6.000%	07/25/38	396	418,492

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Prime Mortgage Trust,
Series 2004-2, Class A2
4.750%	11/25/19		179	$184,030
Series 2004-CL1, Class 1A1
6.000%	02/25/34		369	387,661
RAAC,
Series 2005-SP1, Class 2A1
5.250%	09/25/34		322	332,066
RALITrust,
Series 2006-QO9, Class 1A4A
0.340%(c)	12/25/46		70	67,293
RBSSP Resecuritization Trust,
Series 2010-10, Class 2A1, 144A
0.300%(c)	09/26/36		40	37,237
Residential Accredit Loans, Inc.,
Series 2003-QS16, Class A1
5.000%	08/25/18		80	80,608
Series 2003-QS20, Class A1
5.000%	11/25/18		56	57,051
Series 2004-QS3, Class CB
5.000%	03/25/19		228	234,102
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
2.488%(c)	12/25/34		274	278,735
Residential Funding Mortgage Securities I,
Series 2003-S4, Class A4
5.750%	03/25/33		202	207,113
Series 2006-S9, Class A1
6.250%	09/25/36		142	128,356
Series 2006-S12, Class 2A2
6.000%	12/25/36		157	153,280
Sequoia Mortgage Trust,
Series 2004-8, Class A2
1.069%(c)	09/20/34		459	443,501
Series 2013-4, Class A1
2.325%(c)	04/25/43		212	199,531
Springleaf Mortgage Loan Trust,
Series 2012-1A, Class B1, 144A
6.000%(c)	09/25/57		350	352,350
Series 2012-2A, Class A, 144A
2.220%(c)	10/25/57		388	393,423
Series 2012-2A, Class B1, 144A
6.000%(c)	10/25/57	(g)	250	255,029
Series 2012-3A, Class A, 144A
1.570%(c)	12/25/59		171	171,233
Series 2012-3A, Class M3, 144A
4.440%(c)	12/25/59		101	103,338
Series 2012-3A, Class M4, 144A
5.300%(c)	12/25/59		79	81,486
Series 2013-1A, Class A, 144A
1.270%(c)	06/25/58		554	552,533
Series 2013-1A, Class B1, 144A
5.580%(c)	06/25/58		100	103,264
Series 2013-1A, Class M3, 144A
3.790%(c)	06/25/58		159	160,188
Series 2013-1A, Class M4, 144A
4.440%(c)	06/25/58		100	101,045
Series 2013-2A, Class M1, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.520%(c)	12/25/65	1,107	$1,129,408
Series 2013-2A, Class M2, 144A
4.480%(c)	12/25/65	1,075	1,106,693
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-6, Class 5A4
2.354%(c)	06/25/34	107	106,478
Series 2004-9XS, Class A
0.540%(c)	07/25/34	1,526	1,464,169
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A1
0.864%(c)	03/19/34	1,313	1,284,855
Structured Asset Securities Corp.,
Series 2003-22A, Class 3A
2.491%(c)	06/25/33	142	141,956
Series 2003-26A, Class 3A5
2.435%(c)	09/25/33	563	561,320
Series 2003-29, Class 1A1
4.750%	09/25/18	135	137,788
Series 2003-32, Class 5A1
5.846%(c)	11/25/33	139	146,639
Series 2004-7, Class 2A1
5.504%(c)	05/25/24	182	187,932
Thornburg Mortgage Securities Trust,
Series 2004-3, Class A
0.910%(c)	09/25/44	638	618,820
Vendee Mortgage Trust,
Series 1996-2, Class 1Z
6.750%	06/15/26	325	372,964
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR4, Class A7
2.366%(c)	05/25/33	303	307,659
Series 2003-S1, Class A5
5.500%	04/25/33	360	372,870
Series 2004-S3, Class 3A2
6.000%	07/25/34	450	473,623
Wells Fargo Alternative Loan Trust,
Series 2005-2, Class M1
0.845%(c)	10/25/35	100	89,916
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-B, Class A1
2.490%(c)	02/25/34	82	82,181
Series 2004-EE, Class 2A2
2.610%(c)	12/25/34	427	434,167
Series 2004-O, Class A1
2.615%(c)	08/25/34	233	231,190
Series 2005-16, Class A8
5.750%	01/25/36	41	42,793
Series 2005-AR3, Class 1A1
2.619%(c)	03/25/35	2,152	2,168,488
Series 2005-AR9, Class 3A1
2.607%(c)	06/25/34	323	326,973
Series 2006-11, Class A8
6.000%	09/25/36	116	112,084
Series 2006-17, Class A1
5.500%	11/25/21	66	66,894
Series 2007-3, Class 3A1
5.500%	04/25/22	13	13,395
Series 2007-7, Class A49

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.000%	06/25/37	368	$372,777
Series 2007-8, Class 2A8
6.000%	07/25/37	225	222,465
Series 2007-11, Class A85
6.000%	08/25/37	289	285,266
Series 2007-11, Class A96
6.000%	08/25/37	34	34,012

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $180,952,010)			183,877,516

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.7%
Fannie Mae Principal Strip, MTN, PO
3.415%(s)	05/15/30	1,750	1,064,196
Federal Home Loan Mortgage Corp.
2.260%(c)	10/01/36	139	148,030
3.000%	12/01/42	2,759	2,792,934
3.500%	09/01/32-04/01/33	7,255	7,625,488
4.000%	02/01/26-10/01/42	4,073	4,377,248
5.000%	11/01/23	610	647,417
5.500%	12/01/24-06/01/35	2,257	2,470,944
6.000%	12/01/23-12/01/36	1,826	2,069,702
6.500%	10/01/22-05/01/37	1,782	2,028,223
7.000%	09/01/36-11/01/37	1,173	1,319,027
8.000%	02/01/38	101	109,085
Federal National Mortgage Assoc.
1.400%	07/01/17	1,460	1,462,599
1.735%	05/01/20	1,820	1,796,628
1.770%	02/01/20	2,502	2,483,806
2.010%	06/01/20	2,000	2,001,856
2.140%	04/01/19	1,678	1,697,334
2.180%	07/01/20	1,879	1,884,502
2.330%	01/01/23	1,960	1,942,378
2.340%	12/01/22	2,276	2,256,883
2.350%	05/01/23	1,450	1,436,035
2.370%	12/01/22	1,566	1,554,107
2.390%	12/01/22	2,130	2,123,473
2.490%	10/01/17	934	958,945
2.520%	05/01/23	2,000	1,992,788
2.570%	03/01/23	1,975	1,985,321
2.666%	12/01/22	1,735	1,763,177
2.710%	10/01/22	2,207	2,182,067
2.750%	03/01/22	1,278	1,310,893
2.960%	04/01/22	1,911	1,977,544
3.030%	12/01/21	1,738	1,806,693
3.380%	01/01/18	1,430	1,505,697
3.416%	10/01/20	1,166	1,240,630
3.440%	11/01/23	2,407	2,553,385
3.450%	01/01/24	2,530	2,685,830
3.460%(s)	06/01/17	1,675	1,633,738
3.500%	07/01/32-08/01/43	25,021	26,198,293
3.590%	10/01/20	1,375	1,472,933
3.690%	11/01/23	1,345	1,450,803
3.743%	06/01/18	1,657	1,763,253
3.760%	03/01/24	2,745	2,966,876
3.810%	01/01/19	1,281	1,369,537
4.000%	07/01/42-07/01/43	6,503	7,013,462

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	TBA		3,260	$3,470,334
4.000%	TBA		9,266	9,889,175
4.010%	08/01/21		1,688	1,853,290
4.340%	04/01/20		1,810	1,996,016
4.500%	03/01/44-04/01/44		4,129	4,575,985
4.506%	06/01/19		2,530	2,736,611
5.000%	12/01/19-10/01/39		4,186	4,581,351
5.500%	01/01/19-01/01/38		1,116	1,216,213
6.000%	09/01/19-08/01/37		4,957	5,586,195
6.279%(c)	09/01/37		151	160,344
6.500%	09/01/22-10/01/38		1,418	1,593,988
7.000%	05/01/17-04/01/37		217	239,827
8.000%	12/01/36		1,315	1,507,168
Financing Corp. Strip, Debs., PO
3.111%(s)	04/05/19		1,500	1,386,013
Government National Mortgage Assoc.
6.000%	08/15/36-03/20/41		4,375	5,020,909
6.500%	10/15/23-12/20/40		2,632	2,965,962
7.000%	10/20/38-12/20/38		671	735,783
7.500%	01/20/35		310	376,313
8.000%	05/20/32		734	873,900
Residual Funding Corp., Sr. Unsec’d. Notes, PO
3.577%(s)	07/15/20		2,400	2,131,692
Tennessee Valley Authority
4.875%	01/15/48		885	1,056,958
5.880%	04/01/36		3,430	4,678,798
Tennessee Valley Authority Principal Strip, Bonds
3.840%(s)	06/15/35		1,260	634,555

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $167,301,776)				170,391,140

U.S. TREASURY OBLIGATIONS — 7.9%
U.S. Treasury Bonds
3.000%	11/15/44		6,675	7,015,011
3.125%	08/15/44		3,153	3,394,400
4.500%	02/15/36		9,100	12,137,835
5.500%	08/15/28		5,000	6,826,560
U.S. Treasury Notes
0.875%	02/28/17	(a)	19,000	19,046,018
1.000%	06/30/19		3,750	3,659,471
2.250%	11/15/24	(a)	10,500	10,570,550
2.375%	08/15/24		6,465	6,584,706
3.125%	05/15/21	(k)	90	96,581
4.250%	11/15/17		4,000	4,362,188
4.500%	11/15/15		3,900	4,042,900
8.125%	05/15/21		5,000	6,878,905
8.750%	08/15/20		7,500	10,308,398
U.S. Treasury Strip Coupon
1.095%(s)	08/15/16	(a)	15,000	14,861,760
1.372%(s)	11/15/19		10,000	9,211,520
1.376%(s)	02/15/18	(a)	5,000	4,813,540
1.466%(s)	11/15/17	(a)	5,000	4,842,825
1.643%(s)	02/15/21	(a)	28,570	25,339,419
1.860%(s)	02/15/20		7,000	6,398,399
2.040%(s)	05/15/21		3,200	2,813,290
2.401%(s)	02/15/22		2,825	2,432,873
2.494%(s)	11/15/28	(a)	3,000	2,097,027
2.595%(s)	11/15/26		1,800	1,338,088
2.660%(s)	05/15/20	(a)	10,084	9,143,475

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
2.707%(s)	05/15/23	(a)	2,880	$2,391,348
2.749%(s)	08/15/20	(a)	6,500	5,849,253
2.797%(s)	02/15/23	(a)	14,610	12,213,785
2.956%(s)	02/15/29		6,460	4,478,479
3.382%(s)	05/15/31	(a)	3,335	2,158,265
3.428%(s)	08/15/17		5,000	4,871,995
3.501%(s)	08/15/19	(a)	10,390	9,624,309
3.685%(s)	08/15/18	(a)	8,500	8,095,383
4.165%(s)	02/15/30		4,000	2,686,948
4.357%(s)	11/15/29		3,000	2,030,862
4.721%(s)	11/15/27	(a)	3,000	2,163,120
4.843%(s)	11/15/32		1,900	1,173,427

TOTAL U.S. TREASURY OBLIGATIONS (cost $230,423,189)				235,952,913

TOTAL LONG-TERM INVESTMENTS (cost $2,434,064,416)				2,646,659,187

			Shares
SHORT-TERM INVESTMENTS — 17.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 16.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $491,165,404; includes $166,404,834 of cash collateral for securities on loan)(b)(w)(Note 4)			491,165,404	491,165,404

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 0.7%
U.S. Treasury Bills
0.006%	03/12/15	(h)(k)	110	109,995
0.018%	03/12/15	(h)(k)	140	139,993
0.020%	03/12/15	(h)(k)	140	139,993
0.030%	03/12/15	(h)(k)	1,310	1,309,937
0.043%	01/08/15		740	739,998
0.044%	05/28/15	(k)	40	39,989
0.046%	05/28/15	(k)	60	59,984
0.075%	06/04/15	(h)(k)	40	39,988
0.080%	06/04/15	(h)(k)	40	39,988
0.081%	05/28/15	(k)	60	59,984
0.086%	06/04/15	(h)(k)	685	684,797
U.S. Treasury Notes
0.250%	01/31/15	(k)	17,865	17,867,090

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,231,191)				21,231,736

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Counterparty		Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 4.23% and receive a floating rate based on 3-month LIBOR, expiring 02/26/16	JPMorgan Chase		75	$3,143

Put Options
EuroDollar Futures,
expiring 09/19/16, Strike Price $97.75		EUR	14	7,875
EuroDollar Mid-Curve option,
expiring 12/21/15, Strike Price $98.75		EUR	22	58,856

				66,731

TOTAL OPTIONS PURCHASED (cost $141,923)				69,874

TOTAL SHORT-TERM INVESTMENTS (cost $512,538,518)				512,467,014

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 106.1% (cost $2,946,602,934)				3,159,126,201

	Shares
SECURITIES SOLD SHORT(q) — (5.0)%
COMMON STOCKS — (4.7)%
Aerospace & Defense — (0.2)%
Boeing Co. (The)	13,622	(1,770,588)
Lockheed Martin Corp.	14,243	(2,742,775)
Raytheon Co.	11,268	(1,218,860)

		(5,732,223)

Air Freight & Logistics
C.H. Robinson Worldwide, Inc.	1,606	(120,273)
United Parcel Service, Inc. (Class B Stock)	10,455	(1,162,282)

		(1,282,555)

Auto Components
Autoliv, Inc. (Sweden)	1,701	(180,510)
BorgWarner, Inc.	14,400	(791,280)

		(971,790)

Automobiles
Ford Motor Co.	53,191	(824,460)

Banks — (0.2)%
Associated Banc-Corp.	22,865	(425,975)
BancorpSouth, Inc.	18,931	(426,137)
Bank of Hawaii Corp.	16,025	(950,443)
Citizens Financial Group, Inc.	9,730	(241,888)
Cullen/Frost Bankers, Inc.	7,275	(513,906)
First Horizon National Corp.	28,869	(392,041)
Hancock Holding Co.	8,619	(264,603)
Investors Bancorp, Inc.	43,500	(488,288)
M&T Bank Corp.	3,499	(439,544)

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Banks (continued)
Popular, Inc. (Puerto Rico)*	8,848	$(301,274)
Signature Bank*	4,354	(548,430)
Synovus Financial Corp.	23,343	(632,362)
UMB Financial Corp.	9,715	(552,686)
Valley National Bancorp	72,933	(708,179)

		(6,885,756)

Beverages
Boston Beer Co., Inc. (The) (Class A Stock)*	437	(126,529)
Brown-Forman Corp. (Class B Stock)	7,624	(669,692)

		(796,221)

Biotechnology — (0.1)%
Amgen, Inc.	8,066	(1,284,833)
Cepheid*	2,500	(135,350)

		(1,420,183)

Capital Markets — (0.1)%
Ameriprise Financial, Inc.	1,218	(161,080)
Federated Investors, Inc. (Class B Stock)	36,570	(1,204,250)
Franklin Resources, Inc.	14,367	(795,501)
Northern Trust Corp.	2,457	(165,602)
T. Rowe Price Group, Inc.	10,010	(859,459)

		(3,185,892)

Chemicals — (0.2)%
Air Products & Chemicals, Inc.	1,411	(203,509)
Airgas, Inc.	1,512	(174,152)
Cabot Corp.	7,447	(326,625)
Eastman Chemical Co.	5,445	(413,058)
Ecolab, Inc.	9,111	(952,282)
LyondellBasell Industries NV (Netherlands) (Class A Stock)	5,312	(421,720)
OM Group, Inc.	9,362	(278,988)
Praxair, Inc.	11,609	(1,504,062)

		(4,274,396)

Commercial Services & Supplies — (0.1)%
ADT Corp. (The)	9,758	(353,532)
Republic Services, Inc.	6,800	(273,700)
Stericycle, Inc.*	14,600	(1,913,768)

		(2,541,000)

Communications Equipment — (0.1)%
Cisco Systems, Inc.	11,179	(310,944)
Juniper Networks, Inc.	22,389	(499,722)
Motorola Solutions, Inc.	12,700	(851,916)
Viasat, Inc.*	9,100	(573,573)

		(2,236,155)

Consumer Finance
American Express Co.	2,551	(237,345)

Containers & Packaging
Aptargroup, Inc.	1,794	(119,911)
Bemis Co., Inc.	7,705	(348,343)
MeadWestvaco Corp.	2,506	(111,241)

		(579,495)

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Diversified Telecommunication Services — (0.1)%
AT&T, Inc.	60,252	$(2,023,865)

Electric Utilities — (0.2)%
Duke Energy Corp.	7,193	(600,903)
Entergy Corp.	3,402	(297,607)
Northeast Utilities	10,255	(548,848)
Southern Co. (The)	53,735	(2,638,926)
Xcel Energy, Inc.	32,100	(1,153,032)

		(5,239,316)

Electrical Equipment
Rockwell Automation, Inc.	9,017	(1,002,690)

Electronic Equipment, Instruments & Components — (0.1)%
Amphenol Corp. (Class A Stock)	10,600	(570,386)
IPG Photonics Corp.*	2,000	(149,840)
National Instruments Corp.	34,500	(1,072,605)

		(1,792,831)

Energy Equipment & Services
Cameron International Corp.*	3,968	(198,202)
FMC Technologies, Inc.*	5,245	(245,676)
Tenaris SA (Luxembourg), ADR	12,124	(366,266)

		(810,144)

Food & Staples Retailing — (0.1)%
Sysco Corp.	25,014	(992,806)
United Natural Foods, Inc.*	7,190	(555,967)
Wal-Mart Stores, Inc.	8,545	(733,845)
Whole Foods Market, Inc.	15,472	(780,098)

		(3,062,716)

Food Products — (0.2)%
ConAgra Foods, Inc.	18,260	(662,473)
Hershey Co. (The)	15,179	(1,577,553)
Kraft Foods Group, Inc.	10,830	(678,608)
McCormick & Co. Inc.	7,900	(586,970)
Mead Johnson Nutrition Co.	11,984	(1,204,871)

		(4,710,475)

Gas Utilities
National Fuel Gas Co.	4,145	(288,202)

Health Care Equipment & Supplies — (0.1)%
Baxter International, Inc.	10,426	(764,122)
Becton, Dickinson & Co.	3,587	(499,167)
C.R. Bard, Inc.	1,700	(283,254)
Medtronic, Inc.	13,962	(1,008,056)
Varian Medical Systems, Inc.*	4,758	(411,615)
Zimmer Holdings, Inc.	2,621	(297,274)

		(3,263,488)

Health Care Providers & Services — (0.2)%
Acadia Healthcare Co., Inc.*	3,700	(226,477)
AmerisourceBergen Corp.	8,345	(752,385)
Anthem, Inc.	5,207	(654,364)
Cardinal Health, Inc.	12,039	(971,908)
DaVita HealthCare Partners, Inc.*	2,267	(171,703)
Express Scripts Holding Co.*	4,818	(407,940)
Premier, Inc. (Class A Stock)*	10,252	(343,750)

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Team Health Holdings, Inc.*	18,000	$(1,035,540)
Tenet Healthcare Corp.*	12,000	(608,040)

		(5,172,107)

Health Care Technology
Medidata Solutions, Inc.*	2,739	(130,787)
Quality Systems, Inc.	21,058	(328,294)

		(459,081)

Hotels, Restaurants & Leisure — (0.2)%
Carnival Corp.	9,400	(426,102)
Chipotle Mexican Grill, Inc.*	361	(247,108)
Choice Hotels International, Inc.	10,018	(561,208)
Darden Restaurants, Inc.	2,078	(121,833)
Hilton Worldwide Holdings, Inc.*	40,316	(1,051,844)
Marriott International, Inc. (Class A Stock)	18,464	(1,440,746)
McDonald’s Corp.	9,670	(906,079)
Norwegian Cruise Line Holdings Ltd.*	17,300	(808,948)
Panera Bread Co. (Class A Stock)*	1,500	(262,200)
Starbucks Corp.	5,000	(410,250)

		(6,236,318)

Household Durables
Jarden Corp.*	8,313	(398,026)
Mohawk Industries, Inc.*	4,078	(633,558)

		(1,031,584)

Household Products — (0.1)%
Church & Dwight Co., Inc.	18,752	(1,477,845)
Clorox Co. (The)	7,456	(776,990)
Colgate-Palmolive Co.	4,251	(294,127)

		(2,548,962)

Industrial Conglomerates — (0.1)%
3M Co.	7,055	(1,159,278)
Danaher Corp.	5,580	(478,262)
General Electric Co.	67,671	(1,710,046)

		(3,347,586)

Insurance — (0.2)%
Allstate Corp. (The)	14,679	(1,031,200)
Aon PLC	5,665	(537,212)
Arthur J. Gallagher & Co.	3,595	(169,253)
Chubb Corp. (The)	10,662	(1,103,197)
PartnerRe Ltd. (Bermuda)	3,684	(420,455)
Principal Financial Group, Inc.	9,345	(485,379)
Progressive Corp. (The)	36,230	(977,848)
Torchmark Corp.	14,945	(809,571)
Travelers Cos., Inc. (The)	5,668	(599,958)
W.R. Berkley Corp.	21,301	(1,091,889)

		(7,225,962)

Internet & Catalog Retail — (0.1)%
Amazon.com, Inc.*	3,077	(954,947)
Groupon, Inc.*	74,018	(611,389)
Netflix, Inc.*	3,076	(1,050,792)

		(2,617,128)

Internet Software & Services
AOL, Inc.*	11,261	(519,920)

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Internet Software & Services (continued)
Rackspace Hosting, Inc.*	6,700	$(313,627)
Zillow, Inc. (Class A Stock)*	1,500	(158,835)

		(992,382)

IT Services — (0.1)%
Automatic Data Processing, Inc.	14,362	(1,197,360)
International Business Machines Corp.	990	(158,836)
Paychex, Inc.	38,364	(1,771,266)
Total System Services, Inc.	10,564	(358,753)
Vantiv, Inc. (Class A Stock)*	10,454	(354,600)

		(3,840,815)

Leisure Products — (0.1)%
Hasbro, Inc.	13,833	(760,677)
Mattel, Inc.	47,516	(1,470,383)

		(2,231,060)

Machinery — (0.1)%
Caterpillar, Inc.	5,460	(499,754)
Deere & Co.	3,147	(278,415)
Dover Corp.	4,876	(349,707)
Illinois Tool Works, Inc.	6,305	(597,084)

		(1,724,960)

Media — (0.2)%
AMC Networks, Inc. (Class A Stock)*	12,629	(805,351)
Charter Communications, Inc. (Class A Stock)*	2,700	(449,874)
Discovery Communications, Inc. (Class A Stock)*	11,924	(410,782)
Interpublic Group of Cos., Inc. (The)	39,800	(826,646)
Madison Square Garden Co. (The) (Class A Stock)*	4,400	(331,144)
News Corp. (Class A Stock)*	15,021	(235,678)
News Corp. (Class B Stock)*	26,857	(405,004)
Omnicom Group, Inc.	4,157	(322,043)
Scripps Networks Interactive, Inc. (Class A Stock)	17,703	(1,332,505)

		(5,119,027)

Metals & Mining
Freeport-McMoRan, Inc.	14,571	(340,379)
Nucor Corp.	10,694	(524,541)

		(864,920)

Multiline Retail — (0.1)%
Nordstrom, Inc.	5,480	(435,057)
Target Corp.	13,781	(1,046,116)

		(1,481,173)

Multi-Utilities — (0.1)%
Consolidated Edison, Inc.	2,795	(184,498)
SCANA Corp.	11,166	(674,426)
Wisconsin Energy Corp.	13,733	(724,278)

		(1,583,202)

Oil, Gas & Consumable Fuels — (0.1)%
Cabot Oil & Gas Corp.	11,900	(352,359)
ConocoPhillips	4,590	(316,985)
Enbridge, Inc. (Canada)	6,129	(315,092)

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	15,440	$(1,427,428)
Murphy Oil Corp.	4,467	(225,673)
ONEOK, Inc.	3,684	(183,426)
Range Resources Corp.	4,500	(240,525)
Spectra Energy Corp.	8,910	(323,433)

		(3,384,921)

Paper & Forest Products
International Paper Co.	3,212	(172,099)

Personal Products
Estee Lauder Cos., Inc. (The) (Class A Stock)	9,500	(723,900)

Pharmaceuticals — (0.2)%
AbbVie, Inc.	9,709	(635,357)
Eli Lilly & Co.	20,697	(1,427,886)
Hospira, Inc.*	9,800	(600,250)
Pfizer, Inc.	54,851	(1,708,609)
Zoetis, Inc.	12,800	(550,784)

		(4,922,886)

Real Estate Investment Trusts (REITs) — (0.2)%
Digital Realty Trust, Inc.	2,722	(180,469)
Equity Residential	5,808	(417,247)
Federal Realty Investment Trust	3,422	(456,700)
Health Care REIT, Inc.	3,492	(264,240)
Home Properties, Inc.	8,668	(568,621)
Hudson Pacific Properties, Inc.	6,404	(192,504)
Kimco Realty Corp.	14,152	(355,781)
Medical Properties Trust, Inc.	49,618	(683,736)
Pennsylvania Real Estate Investment Trust	8,233	(193,146)
Realty Income Corp.	10,114	(482,539)
SL Green Realty Corp.	3,286	(391,100)
Tanger Factory Outlet Centers, Inc.	9,427	(348,422)
UDR, Inc.	16,477	(507,821)
Ventas, Inc.	13,873	(994,694)
Washington Real Estate Investment Trust	13,013	(359,940)

		(6,396,960)

Road & Rail — (0.1)%
Heartland Express, Inc.	48,830	(1,318,898)
Kansas City Southern	4,600	(561,338)
Knight Transportation, Inc.	10,758	(362,114)
Norfolk Southern Corp.	2,173	(238,183)
Werner Enterprises, Inc.	26,037	(811,053)

		(3,291,586)

Semiconductors & Semiconductor Equipment — (0.4)%
Altera Corp.	56,263	(2,078,355)
Analog Devices, Inc.	6,753	(374,927)
Applied Materials, Inc.	23,700	(590,604)
Intel Corp.	68,121	(2,472,111)
Linear Technology Corp.	44,250	(2,017,800)
Maxim Integrated Products, Inc.	24,792	(790,121)
NVIDIA Corp.	101,992	(2,044,940)

		(10,368,858)

Software — (0.1)%
FireEye, Inc.*	1,200	(37,896)

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SECURITIES SOLD SHORT(q) (continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Software (continued)
Intuit, Inc.	2,595	$(239,233)
NetSuite, Inc.*	2,400	(262,008)
Red Hat, Inc.*	9,600	(663,744)
Salesforce.com, Inc.*	17,371	(1,030,275)
Ultimate Software Group, Inc., (The)*	1,900	(278,949)
Zynga, Inc. (Class A Stock)*	56,500	(150,290)

		(2,662,395)

Specialty Retail — (0.1)%
Bed Bath & Beyond, Inc.*	8,025	(611,264)
Cabela’s, Inc.*	7,500	(395,325)
CarMax, Inc.*	5,900	(392,822)
Dick’s Sporting Goods, Inc.	24,251	(1,204,062)
Restoration Hardware Holdings, Inc.*	6,200	(595,262)
Ross Stores, Inc.	4,000	(377,040)

		(3,575,775)

Technology Hardware, Storage & Peripherals
NCR Corp.*	5,200	(151,528)
Stratasys Ltd.*	5,400	(448,794)

		(600,322)

Textiles, Apparel & Luxury Goods
Coach, Inc.	4,914	(184,570)
NIKE, Inc. (Class B Stock)	4,022	(386,715)
Under Armour, Inc. (Class A Stock)*	8,440	(573,076)

		(1,144,361)

Thrifts & Mortgage Finance
People’s United Financial, Inc.	25,421	(385,891)

Tobacco
Altria Group, Inc.	14,449	(711,902)

Trading Companies & Distributors — (0.1)%
Fastenal Co.	28,325	(1,347,137)
GATX Corp.	4,376	(251,795)

		(1,598,932)

Water Utilities
American Water Works Co., Inc.	2,236	(119,179)
Aqua America, Inc.	6,300	(168,210)

		(287,389)

TOTAL COMMON STOCKS (proceeds received $121,177,138)		(139,865,642)

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATIONS — (0.3)%
Federal National Mortgage Assoc.
3.000%	TBA	1,640	(1,654,831)
3.000%	TBA	6,395	(6,468,942)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $8,066,314)			(8,123,773)

Value (Note 2)
TOTAL SECURITIES SOLD SHORT (proceeds received $129,243,452)	$(147,989,415)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 101.1%
(cost $2,817,359,482)	3,011,136,786
Liabilities in excess of other assets(x) — (1.1)%	(32,718,595)

NET ASSETS — 100.0%	$2,978,418,191

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $159,822,175; cash collateral of $166,404,834 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments and/ or principal repayment. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2014.

(q)	The aggregate value of securities sold short is $147,989,415. Deposit with Credit Suisse First Boston Corp. combined with securities segregated as collateral in an amount of $177,491,434, exceeds the value of securities sold short as of December 31, 2014. Securities sold short are subject to contractual netting arrangements.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short contracts. The aggregate value of such securities is $60,477,828.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
58	90 Day Euro Euribor	Mar. 2017	$17,463,744	$17,519,452	$55,708
87	2 Year U.S. Treasury Notes	Mar. 2015	19,046,156	19,017,656	(28,500)
602	5 Year U.S. Treasury Notes	Mar. 2015	71,613,180	71,595,672	(17,508)
958	10 Year Australian Treasury Bonds	Mar. 2015	754,655,461	756,113,738	1,458,277
10	10 Year Euro-Bund	Mar. 2015	1,851,986	1,886,110	34,124
928	20 Year U.S. Treasury Bonds	Mar. 2015	131,357,289	134,154,000	2,796,711
28	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	4,418,250	4,625,250	207,000
5	DAX Index	Mar. 2015	1,441,627	1,488,895	47,268
55	Hang Seng China Enterprises Index	Jan. 2015	4,205,264	4,251,610	46,346
55	NASDAQ 100 E-Mini Index	Mar. 2015	4,644,720	4,656,025	11,305
592	S&P 500 E-Mini	Mar. 2015	59,775,930	60,751,040	975,110
387	TOPIX Index	Mar. 2015	44,978,744	45,475,246	496,502

					6,082,343

Short Positions:
21	90 Day Euro Dollar	Mar. 2015	5,220,300	5,235,038	(14,738)
22	90 Day Euro Dollar	Jun. 2015	5,461,650	5,476,075	(14,425)
31	90 Day Euro Dollar	Sep. 2015	7,676,838	7,699,625	(22,787)
121	90 Day Euro Dollar	Dec. 2015	29,952,450	29,973,213	(20,763)
54	90 Day Euro Dollar	Mar. 2016	13,349,250	13,340,700	8,550
17	90 Day Euro Dollar	Jun. 2016	4,184,175	4,189,225	(5,050)
3	90 Day Euro Dollar	Sep. 2016	735,788	737,513	(1,725)
4	90 Day Euro Dollar	Dec. 2016	979,700	981,300	(1,600)
41	90 Day Euro Dollar	Mar. 2017	10,039,850	10,041,925	(2,075)
58	90 Day Euro Euribor	Jun. 2017	17,450,146	17,514,188	(64,042)
845	2 Year U.S. Treasury Notes	Mar. 2015	184,936,766	184,711,719	225,047
298	5 Year U.S. Treasury Notes	Mar. 2015	35,454,938	35,441,047	13,891
345	10 Year Canadian Government Bonds	Mar. 2015	40,347,306	41,133,930	(786,624)
361	10 Year U.S. Treasury Notes	Mar. 2015	45,604,820	45,773,672	(168,852)
2	20 Year U.S. Treasury Bonds	Mar. 2015	280,469	289,125	(8,656)
52	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	8,329,867	8,589,751	(259,884)
129	ASX SPI 200 Index	Mar. 2015	13,581,995	14,172,844	(590,849)
265	Euro STOXX 50	Mar. 2015	10,050,689	10,046,405	4,284
61	Euro-BTP Italian Government Bond	Mar. 2015	9,868,092	10,009,075	(140,983)
243	FTSE 100 Index	Mar. 2015	24,281,718	24,703,359	(421,641)
77	FTSE/JSE Top 40 Index	Mar. 2015	2,795,704	2,946,006	(150,302)
46	Mini MSCI Emerging Markets Index	Mar. 2015	2,178,515	2,202,710	(24,195)
128	Russell 2000 Mini Index	Mar. 2015	14,735,280	15,368,960	(633,680)
31	S&P 500 E-Mini	Mar. 2015	3,158,950	3,181,220	(22,270)
120	S&P/TSX 60 Index	Mar. 2015	16,846,192	17,592,012	(745,820)

					(3,849,189)

					$2,233,154

(1)	Cash of $3,601,059 and U.S. Treasury Securities with a combined market value of $13,667,651 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/09/15	Morgan Stanley	AUD	8,261	$7,067,965	$6,724,689	$(343,276)
Expiring 03/10/15	UBS AG	AUD	1,688	1,423,898	1,371,050	(52,848)
Expiring 04/28/15	Morgan Stanley	AUD	95	80,183	76,901	(3,282)
Expiring 04/28/15	UBS AG	AUD	95	81,719	76,901	(4,818)
Expiring 04/28/15	Westpac Banking Corp.	AUD	100	85,275	80,948	(4,327)

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 03/10/15	Deutsche Bank AG	BRL	1,985	$744,914	$732,725	$(12,189)
British Pound,
Expiring 03/10/15	Barclays Capital Group	GBP	446	699,332	694,021	(5,311)
Expiring 03/10/15	Goldman Sachs & Co.	GBP	284	447,257	442,511	(4,746)
Expiring 03/19/15	Bank of America	GBP	86	139,944	133,954	(5,990)
Expiring 03/19/15	Goldman Sachs & Co.	GBP	110	177,774	171,337	(6,437)
Expiring 03/19/15	UBS AG	GBP	86	137,518	133,954	(3,564)
Canadian Dollar,
Expiring 02/09/15	Goldman Sachs & Co.	CAD	313	274,444	269,507	(4,937)
Chilean Peso,
Expiring 03/10/15	Goldman Sachs & Co.	CLP	848,564	1,372,969	1,388,891	15,922
Danish Krone,
Expiring 02/09/15	Morgan Stanley	DKK	4,546	763,676	738,896	(24,780)
Euro,
Expiring 02/09/15	BNP Paribas	EUR	667	822,555	807,849	(14,706)
Expiring 02/09/15	BNP Paribas	EUR	315	387,110	381,319	(5,791)
Expiring 02/09/15	Credit Suisse First Boston Corp.	EUR	278	350,364	336,793	(13,571)
Expiring 02/09/15	Hong Kong & Shanghai Bank	EUR	768	961,334	929,501	(31,833)
Expiring 03/10/15	Barclays Capital Group	EUR	948	1,181,345	1,147,394	(33,951)
Expiring 03/10/15	Credit Suisse First Boston Corp.	EUR	1,178	1,468,792	1,426,504	(42,288)
Expiring 03/18/15	Bank of America	EUR	370	461,301	448,036	(13,265)
Expiring 03/18/15	Bank of America	EUR	290	369,987	351,163	(18,824)
Expiring 03/18/15	Bank of America	EUR	220	280,497	266,226	(14,271)
Expiring 03/18/15	Deutsche Bank AG	EUR	290	373,100	351,163	(21,937)
Expiring 03/18/15	Goldman Sachs & Co.	EUR	513	652,274	621,195	(31,079)
Expiring 03/19/15	Deutsche Bank AG	EUR	370	472,172	448,040	(24,132)
Hong Kong Dollar,
Expiring 03/10/15	Barclays Capital Group	HKD	5,000	644,775	644,753	(22)
Expiring 03/10/15	Credit Suisse First Boston Corp.	HKD	2,946	379,784	379,862	78
Expiring 03/10/15	Westpac Banking Corp.	HKD	68,340	8,812,011	8,812,443	432
Japanese Yen,
Expiring 02/09/15	Credit Suisse First Boston Corp.	JPY	86,150	748,669	719,483	(29,186)
Expiring 02/09/15	Morgan Stanley	JPY	164,006	1,433,020	1,369,699	(63,321)
Expiring 02/09/15	State Street Bank	JPY	43,010	375,581	359,199	(16,382)
Expiring 02/09/15	UBS AG	JPY	85,601	707,239	714,896	7,657
Australia and New Zealand
Expiring 03/10/15	Banking Group	JPY	414,332	3,584,821	3,461,221	(123,600)
Expiring 03/10/15	Barclays Capital Group	JPY	176,698	1,493,600	1,476,090	(17,510)
Expiring 03/10/15	Hong Kong & Shanghai Bank	JPY	150,000	1,264,195	1,253,059	(11,136)
Expiring 05/18/15	Goldman Sachs & Co.	JPY	23,057	194,760	192,775	(1,985)
Expiring 05/18/15	Morgan Stanley	JPY	96,072	828,940	803,229	(25,711)
Expiring 05/18/15	Morgan Stanley	JPY	23,057	198,946	192,775	(6,171)
Mexican Peso,
Expiring 03/12/15	UBS AG	MXN	2,750	190,561	185,567	(4,994)
Expiring 03/12/15	UBS AG	MXN	2,580	187,855	174,095	(13,760)
New Zealand Dollar,
Expiring 03/10/15	Hong Kong & Shanghai Bank	NZD	1,992	1,524,923	1,543,594	18,671
Expiring 03/10/15	UBS AG	NZD	4,709	3,657,339	3,648,656	(8,683)
Expiring 04/28/15	Deutsche Bank AG	NZD	95	72,885	73,249	364
Expiring 04/28/15	UBS AG	NZD	95	72,219	73,249	1,030
Expiring 04/28/15	Westpac Banking Corp.	NZD	100	77,489	77,104	(385)
Singapore Dollar,
Expiring 02/09/15	State Street Bank	SGD	3,092	2,387,520	2,332,269	(55,251)
Expiring 02/24/15	Westpac Banking Corp.	SGD	1,400	1,075,562	1,055,741	(19,821)
South African Rand,
Expiring 03/10/15	Deutsche Bank AG	ZAR	34,315	2,879,687	2,933,115	53,428
South Korean Won,
Expiring 03/12/15	BNP Paribas	KRW	206,960	190,870	187,671	(3,199)

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Swedish Krona,
Expiring 02/09/15	State Street Bank	SEK	19,380	$2,628,574	$2,486,348	$(142,226)
Swiss Franc,
Expiring 03/10/15	Australia and New Zealand Banking Group	CHF	793	823,697	798,266	(25,431)
Expiring 03/10/15	Deutsche Bank AG	CHF	1,400	1,426,855	1,409,456	(17,399)
Expiring 03/10/15	Goldman Sachs & Co.	CHF	364	383,978	366,599	(17,379)
Expiring 03/10/15	UBS AG	CHF	218	229,640	219,556	(10,084)
Expiring 03/10/15	UBS AG	CHF	218	232,372	219,556	(12,816)

				$59,986,066	$58,715,043	$(1,271,023)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/09/15	Goldman Sachs & Co.	AUD	842	$694,314	$685,141	$9,173
Expiring 03/10/15	Barclays Capital Group	AUD	358	301,624	290,390	11,234
Expiring 03/10/15	BNP Paribas	AUD	4,011	3,368,712	3,257,990	110,722
Expiring 03/10/15	Goldman Sachs & Co.	AUD	851	699,818	691,260	8,558
Expiring 03/10/15	RBC Dominion Securities	AUD	548	465,880	445,050	20,830
Expiring 04/28/15	Goldman Sachs & Co.	AUD	100	86,471	80,948	5,523
Expiring 04/28/15	Westpac Banking Corp.	AUD	190	164,703	153,802	10,901
British Pound,
Expiring 01/23/15	Citigroup Global Markets	GBP	111	173,630	172,301	1,329
Expiring 02/09/15	Societe Generale	GBP	1,496	2,375,329	2,330,921	44,408
Expiring 03/10/15	Barclays Capital Group	GBP	214	337,089	333,832	3,257
Expiring 03/10/15	BNP Paribas	GBP	6,186	9,711,735	9,635,499	76,236
Expiring 03/10/15	Credit Suisse First Boston Corp.	GBP	205	320,770	318,873	1,897
Expiring 03/10/15	Deutsche Bank AG	GBP	1,252	1,966,092	1,949,546	16,546
Expiring 03/10/15	Deutsche Bank AG	GBP	353	551,923	550,105	1,818
Expiring 03/10/15	Standard Chartered PLC	GBP	387	605,641	602,692	2,949
Expiring 03/10/15	UBS AG	GBP	174	272,134	271,542	592
Expiring 03/19/15	Deutsche Bank AG	GBP	282	449,940	439,246	10,694
Canadian Dollar,
Expiring 01/23/15	Citigroup Global Markets	CAD	67	57,071	57,271	(200)
Expiring 02/09/15	Societe Generale	CAD	1,155	1,005,583	992,977	12,606
Chilean Peso,
Expiring 03/10/15	Goldman Sachs & Co.	CLP	3,064,632	4,985,736	5,016,052	(30,316)
Euro,
Expiring 02/09/15	Credit Suisse First Boston Corp.	EUR	623	772,740	753,858	18,882
Expiring 02/09/15	Societe Generale	EUR	2,291	2,859,741	2,773,459	86,282
Expiring 03/10/15	Barclays Capital Group	EUR	586	716,248	709,026	7,222
Expiring 03/10/15	Barclays Capital Group	EUR	269	336,295	325,969	10,326
Expiring 03/10/15	Credit Suisse First Boston Corp.	EUR	461	574,599	557,766	16,833
Expiring 03/10/15	Deutsche Bank AG	EUR	974	1,214,342	1,179,690	34,652
Expiring 03/10/15	Hong Kong & Shanghai Bank	EUR	38,189	47,535,739	46,239,529	1,296,210
Expiring 03/18/15	BNP Paribas	EUR	1,023	1,318,885	1,238,584	80,301
Expiring 03/18/15	Goldman Sachs & Co.	EUR	370	469,114	448,036	21,078
Expiring 03/18/15	Morgan Stanley	EUR	148	184,941	179,214	5,727
Expiring 03/18/15	UBS AG	EUR	290	364,545	351,163	13,382
Expiring 03/18/15	UBS AG	EUR	148	186,443	179,214	7,229
Expiring 03/19/15	Bank of America	EUR	110	140,221	133,201	7,020
Expiring 03/19/15	Goldman Sachs & Co.	EUR	150	190,958	181,637	9,321
Expiring 03/19/15	UBS AG	EUR	110	137,992	133,201	4,791
Expiring 05/18/15	UBS AG	EUR	192	238,796	233,013	5,783
Hong Kong Dollar,
Expiring 02/09/15	Deutsche Bank AG	HKD	3,271	421,787	421,777	10
Expiring 02/09/15	Hong Kong & Shanghai Bank	HKD	3,768	486,123	485,913	210

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Hong Kong Dollar (continued),
Expiring 03/10/15	Deutsche Bank AG	HKD	5,944	$766,704	$766,508	$196
Hungarian Forint,
Expiring 03/10/15	UBS AG	HUF	937,908	3,781,749	3,578,414	203,335
Japanese Yen,
Expiring 02/09/15	BNP Paribas	JPY	88,341	745,709	737,776	7,933
Expiring 02/09/15	Morgan Stanley	JPY	166,974	1,456,666	1,394,485	62,181
Expiring 03/10/15	Barclays Capital Group	JPY	36,023	305,104	300,924	4,180
Expiring 03/10/15	Deutsche Bank AG	JPY	288,321	2,404,462	2,408,553	(4,091)
Expiring 03/10/15	RBC Dominion Securities	JPY	18,554	153,669	154,998	(1,329)
Expiring 03/10/15	UBS AG	JPY	218,938	1,828,519	1,828,948	(429)
Expiring 03/10/15	Westpac Banking Corp.	JPY	1,828,316	15,396,424	15,273,256	123,168
Expiring 05/18/15	Morgan Stanley	JPY	96,072	827,156	803,229	23,927
Expiring 05/18/15	Morgan Stanley	JPY	15,372	127,196	128,517	(1,321)
Expiring 05/18/15	Morgan Stanley	JPY	7,686	63,635	64,259	(624)
Expiring 05/18/15	UBS AG	JPY	23,057	195,055	192,775	2,280
Mexican Peso,
Expiring 03/12/15	Barclays Capital Group	MXN	2,580	173,253	174,095	(842)
Expiring 03/12/15	Goldman Sachs & Co.	MXN	2,750	183,897	185,566	(1,669)
New Zealand Dollar,
Expiring 02/13/15	Morgan Stanley	NZD	300	231,929	232,970	(1,041)
Expiring 03/10/15	BNP Paribas	NZD	4,709	3,656,576	3,648,656	7,920
Expiring 03/10/15	Goldman Sachs & Co.	NZD	1,749	1,367,250	1,355,166	12,084
Expiring 03/10/15	Westpac Banking Corp.	NZD	243	184,403	188,428	(4,025)
Expiring 04/28/15	Goldman Sachs & Co.	NZD	100	77,836	77,104	732
Expiring 04/28/15	Westpac Banking Corp.	NZD	190	146,435	146,498	(63)
Norwegian Krone,
Expiring 02/09/15	Hong Kong & Shanghai Bank	NOK	7,860	1,141,619	1,053,363	88,256
Expiring 03/12/15	Morgan Stanley	NOK	1,100	152,909	147,292	5,617
Singapore Dollar,
Expiring 02/24/15	Credit Suisse First Boston Corp.	SGD	370	290,562	279,017	11,545
Expiring 02/24/15	Credit Suisse First Boston Corp.	SGD	148	115,729	111,607	4,122
Expiring 02/24/15	Deutsche Bank AG	SGD	660	503,990	497,707	6,283
Expiring 02/24/15	Westpac Banking Corp.	SGD	222	170,683	167,411	3,272
South African Rand,
Expiring 03/10/15	BNP Paribas	ZAR	6,785	595,065	579,985	15,080
Expiring 03/10/15	Royal Bank of Scotland	ZAR	4,292	369,712	366,857	2,855
Expiring 03/10/15	State Street Bank	ZAR	96,668	8,627,313	8,262,833	364,480
South Korean Won,
Expiring 03/12/15	Bank of America	KRW	206,960	188,145	187,670	475
Expiring 03/12/15	BNP Paribas	KRW	213,230	190,469	193,357	(2,888)
Swiss Franc,
Expiring 02/09/15	Societe Generale	CHF	5,900	6,118,262	5,939,099	179,163
Expiring 03/10/15	Credit Suisse First Boston Corp.	CHF	145	155,869	146,036	9,833
Expiring 03/10/15	Deutsche Bank AG	CHF	8,430	8,720,351	8,490,736	229,615
Expiring 03/10/15	Deutsche Bank AG	CHF	405	421,461	407,495	13,966
Expiring 03/10/15	Deutsche Bank AG	CHF	145	155,479	146,035	9,444
Expiring 03/10/15	Goldman Sachs & Co.	CHF	145	155,579	146,035	9,544
Expiring 03/10/15	Goldman Sachs & Co.	CHF	145	150,665	146,035	4,630
Expiring 03/10/15	UBS AG	CHF	220	229,602	221,571	8,031
Turkish Lira,
Expiring 03/10/15	Hong Kong & Shanghai Bank	TRY	3,536	1,533,363	1,491,637	41,726

				$150,804,158	$147,422,591	3,381,567

						$2,110,544

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Cross currency exchange contracts outstanding at December 31, 2014:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
02/09/15	Buy	EUR	249	JPY	35,520	$4,268	Hong Kong & Shanghai Bank
02/09/15	Buy	EUR	370	AUD	554	(3,016)	Royal Bank of Canada
02/09/15	Buy	GBP	252	AUD	478	4,282	Bank of New York Mellon
02/09/15	Buy	HKD	4,362	EUR	461	4,735	Toronto Dominion
03/10/15	Buy	HKD	17,742	HUF	573,070	101,336	Hong Kong & Shanghai Bank
02/09/15	Buy	JPY	41,783	GBP	230	(9,112)	Australia and New Zealand Banking Group

						$102,493

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
5,029	12/22/19	1.787%	3-month LIBOR(2)	$—	$21,661	$21,661
546	12/06/18	1.540%	3-month LIBOR(1)	—	(393)	(393)
5,350	12/18/19	1.650%	3-month LIBOR(2)	—	24,083	24,083
5,863	12/19/19	1.655%	3-month LIBOR(2)	—	25,379	25,379
4,162	09/25/24	2.663%	3-month LIBOR(2)	—	(177,372)	(177,372)
2,008	09/30/24	2.655%	3-month LIBOR(2)	—	(83,627)	(83,627)
1,839	11/05/44	3.083%	3-month LIBOR(2)	—	(156,635)	(156,635)
919	11/05/44	3.080%	3-month LIBOR(2)	—	(77,716)	(77,716)
1,296	12/08/44	2.927%	3-month LIBOR(2)	—	(64,812)	(64,812)
1,198	12/18/44	2.650%	3-month LIBOR(1)	—	(10,152)	(10,152)
1,318	12/19/44	2.680%	3-month LIBOR(1)	—	(3,003)	(3,003)

				$—	$(502,587)	$(502,587)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.AA.3.V1	12/13/49	0.620%	250	$(204,558)	$(153,731)	$(50,827)	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49	0.620%	120	(98,188)	(74,055)	(24,133)	Morgan Stanley Capital Services, Inc.

				$(302,746)	$(227,786)	$(74,960)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2014(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
McClatchy Corp.	03/20/15	5.000%	130	1.150%	$1,276	$(287)	$1,563	Citigroup, Inc.
McClatchy Corp.	03/20/15	5.000%	120	1.150%	1,178	(310)	1,488	Deutsche Bank AG
Republic of Venezuela	12/20/19	5.000%	80	41.849%	(44,427)	(46,721)	2,294	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2014(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Republic of Venezuela	12/20/19	5.000%	80	41.849%	$(44,430)	$(50,025)	$5,595	Barclays Capital Group
Republic of Venezuela	12/20/19	5.000%	80	41.849%	(44,674)	(50,516)	5,842	Barclays Capital Group
Republic of Venezuela	12/20/19	5.000%	40	41.849%	(22,203)	(24,828)	2,625	Barclays Capital Group
Republic of Venezuela	12/20/19	5.000%	40	41.849%	(22,270)	(23,984)	1,714	Deutsche Bank AG
Republic of Venezuela	12/20/19	5.000%	32	41.849%	(17,763)	(15,637)	(2,126)	Barclays Capital Group
Republic of Venezuela	12/20/19	5.000%	16	41.849%	(8,886)	(9,530)	644	Goldman Sachs & Co.
Sears Roebuck	06/20/15	5.000%	10	10.538%	(205)	(717)	512	Barclays Capital Group
Sears Roebuck	09/20/15	5.000%	230	10.540%	(7,404)	(6,889)	(515)	Citigroup Global Markets
Sears Roebuck	09/20/15	5.000%	40	10.540%	(1,344)	(1,076)	(268)	Citigroup Global Markets
Sears Roebuck	09/20/15	5.000%	40	10.540%	(2,431)	(2,573)	142	Citigroup Global Markets
Sears Roebuck	09/20/15	5.000%	20	10.540%	(672)	(725)	53	Deutsche Bank AG
Sears Roebuck	03/20/16	5.000%	70	10.945%	(3,476)	(7,772)	4,296	Deutsche Bank AG
SuperValu, Inc.	03/20/16	5.000%	60	0.461%	3,426	(1,126)	4,552	UBS AG
SuperValu, Inc.	03/20/16	5.000%	30	0.461%	1,713	(693)	2,406	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	30	0.461%	1,713	(840)	2,553	Credit Suisse International

					$(210,879)	$(244,249)	$33,370

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Value at Trade Date	Value at December 31, 2014(5)	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.22.V1	06/20/19	5.000%		180	$10,992	$12,518	$1,526
CDX.NA.HY.23.V1	12/20/19	5.000%		800	55,400	52,239	(3,161)
ITRX.X22.V1	12/20/19	3.083%	EUR	5,772	441,359	468,423	27,064

					$507,751	$533,180	$25,429

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2014(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
AK Steel Corp.	03/20/20	5.000%	80	7.397%	$7,744	$7,260	$484	Citigroup Global Markets
Ally Financial Corp.	03/20/17	5.000%	25	1.079%	(2,215)	(2,172)	(43)	Barclays Capital Group
Ally Financial Corp.	12/20/17	5.000%	64	1.261%	(7,084)	(7,033)	(51)	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2014(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Buy Protection(2) (continued)
Ally Financial Corp.	12/20/17	5.000%	43	1.261%	$(4,627)	$(5,690)	$1,063	Barclays Capital Group
Ally Financial Corp.	12/20/17	5.000%	40	1.261%	(4,427)	(3,985)	(442)	Barclays Capital Group
Avon Products, Inc.	03/20/20	1.000%	120	4.933%	20,796	20,622	174	BNP Paribas
CIT Group, Inc.	06/20/17	5.000%	40	1.334%	(4,011)	(4,473)	462	Barclays Capital Group
CIT Group, Inc.	06/20/17	5.000%	8	1.334%	(916)	(710)	(206)	Barclays Capital Group
First Data Corp.	09/20/17	5.000%	72	1.308%	(7,227)	(6,170)	(1,057)	Citigroup Global Markets
iStar Financial, Inc.	09/20/16	5.000%	40	1.591%	(2,428)	(2,146)	(282)	Barclays Capital Group
MGM Resorts International	09/20/15	5.000%	80	0.978%	(2,557)	(2,469)	(88)	Credit Suisse First Boston Corp.
Nabors Indistries, Inc.	03/20/20	1.000%	120	4.462%	18,759	17,306	1,453	Barclays Capital Group
Nabors Indistries, Inc.	03/20/20	1.000%	80	4.462%	12,462	12,717	(255)	Goldman Sachs & Co.
People’s Republic of China	03/20/20	1.000%	2,450	0.864%	(17,989)	(14,665)	(3,324)	Goldman Sachs & Co.
Republic of Brazil	03/20/20	1.000%	1,140	2.007%	55,316	45,160	10,156	BNP Paribas
Republic of Turkey	03/20/20	1.000%	1,020	1.834%	41,366	39,454	1,912	Barclays Capital Group
Staples, Inc.	03/20/20	1.000%	80	1.642%	2,517	2,606	(89)	BNP Paribas
Tyson Foods, Inc.	12/20/19	1.000%	150	0.656%	(2,559)	(1,459)	(1,100)	BNP Paribas
United Mexican States	03/20/20	1.000%	2,250	1.045%	2,636	(5,190)	7,826	Barclays Capital Group
United States Steel Corp.	03/20/20	5.000%	160	4.437%	(4,385)	(4,449)	64	BNP Paribas
Weather for Bermuda	03/20/20	1.000%	80	3.698%	9,726	9,608	118	BNP Paribas

					$110,897	$94,122	$16,775

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Buy Protection(2):
ABX.6.V2	05/25/46	0.110%	190	$39,944	$53,865	$(13,921)	Barclays Bank PLC
ABX.6.V2	05/25/46	0.110%	170	33,743	41,621	(7,878)	Credit Suisse First Boston Corp.
ABX.6.V2	05/25/46	0.110%	150	29,344	28,857	487	Bank of America
ABX.6.V2	05/25/46	0.110%	90	16,892	24,175	(7,283)	Credit Suisse First Boston Corp.
ABX.6.V2	05/25/46	0.110%	70	13,905	12,982	923	Bank of America
CDX.EM.22	12/20/19	1.000%	880	91,607	63,748	27,859	Barclays Capital Group
CDX.EM.22	12/20/19	1.000%	400	41,529	44,441	(2,912)	Deutsche Bank AG
CDX.EM.22	12/20/19	1.000%	400	41,509	34,943	6,566	Morgan Stanley
CDX.EM.22	12/20/19	1.000%	200	20,776	19,420	1,356	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Buy Protection(2) (continued)
CDX.IOS.10	01/12/41	5.000%	480	$(1,654)	$80	$(1,734)	Goldman Sachs & Co.
CDX.IOS.10.V1	01/12/41	4.500%	1,217	4,948	3,023	1,925	Citigroup, Inc.
CMBX.NA.AA.3.V1	12/13/49	0.270%	250	158,114	125,071	33,043	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49	0.270%	120	75,895	61,356	14,539	Morgan Stanley Capital Services, Inc.
CMBX.NA.BBB.4.V1	02/17/51	5.000%	350	305,594	248,768	56,826	Citigroup, Inc.

				$872,146	$762,350	$109,796

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Value at Trade Date	Value at December 31, 2014(5)	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps on credit indices—Buy Protection(2):
CDX.NA.IG.23.V1	12/20/19	1.000%		7,330	$(123,846)	$(120,431)	$3,415
ITRX.X22.V1	12/20/19	2.927%	EUR	9,330	(195,466)	(208,080)	(12,614)

					$(319,312)	$(328,511)	$(9,199)

U.S. Treasury Securities with a combined market value of $1,309,869 have been segregated with UBS AG to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,020,653,540	$379,593,078	$283,063
Preferred Stocks	3,167,305	5,917,769	—
Warrants	—	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	14,750,686	—
Residential Mortgage-Backed Securities	—	13,783,787	31,029
Bank Loans	—	9,264,681	16,850
Commercial Mortgage-Backed Securities	—	45,457,811	1,009,025
Convertible Bonds	—	6,008,857	—
Corporate Bonds	—	514,333,341	4,498,859
Foreign Government Bonds	—	36,145,747	—
Municipal Bonds	—	1,522,190	—
Residential Mortgage-Backed Securities	—	183,877,516	—
U.S. Government Agency Obligations	—	170,391,140	—
U.S. Treasury Obligations	—	257,184,649	—
Affiliated Money Market Mutual Fund	491,165,404	—	—
Options Purchased	66,731	3,143	—
Short Sales – Common Stocks	(139,865,642)	—	—
Short Sales – U.S. Government Agency Obligations	—	(8,123,773)	—
Other Financial Instruments*
Futures	2,233,154	—	—
Foreign Forward Currency Contracts	—	2,110,544	—
Cross Currency Exchange Contracts	—	102,493	—
Exchange-traded interest rate swaps	—	(502,587)	—
Over-the-counter credit default swaps	—	469,418	—
Exchange-traded credit default swaps	—	16,230	—

Total	$1,377,420,492	$1,632,306,720	$5,838,826

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (5.6% represents investments purchased with collateral from securities on loan)	16.5%
U.S. Treasury Obligations	8.6
Banks	6.9
Residential Mortgage-Backed Securities	6.7
U.S. Government Agency Obligations	5.7
Real Estate Investment Trusts (REITs)	4.2
Oil, Gas & Consumable Fuels	3.8
Pharmaceuticals	3.3
Insurance	2.9
Capital Markets	2.4
Media	2.4
Semiconductors & Semiconductor Equipment	2.1
Health Care Providers & Services	2.0
Electric Utilities	2.0
Software	1.7
Commercial Mortgage-Backed Securities	1.6
Diversified Telecommunication Services	1.4
Biotechnology	1.4
Diversified Financial Services	1.4
Specialty Retail	1.3
Technology Hardware, Storage & Peripherals	1.3
Automobiles	1.3
Foreign Government Bonds	1.2
Internet Software & Services	1.2
Chemicals	1.2
Metals & Mining	1.1
Aerospace & Defense	1.1
IT Services	1.0
Food Products	0.8
Hotels, Restaurants & Leisure	0.8
Food & Staples Retailing	0.8
Wireless Telecommunication Services	0.8
Machinery	0.8
Beverages	0.8
Airlines	0.7
Multi-Utilities	0.7
Household Durables	0.7
Real Estate Management & Development	0.7
Energy Equipment & Services	0.7
Road & Rail	0.7
Health Care Equipment & Supplies	0.6
Textiles, Apparel & Luxury Goods	0.6
Tobacco	0.6
Household Products	0.6
Communications Equipment	0.5
Consumer Finance	0.5
Non-Residential Mortgage-Backed Securities	0.5
Electrical Equipment	0.5
Building Products	0.5
Multiline Retail	0.5
Internet & Catalog Retail	0.4
Auto Components	0.4
Trading Companies & Distributors	0.4
Industrial Conglomerates	0.4
Commercial Services & Supplies	0.4

Containers & Packaging	0.3%
Electronic Equipment, Instruments & Components	0.2
Construction Materials	0.2
Construction & Engineering	0.2
Life Sciences Tools & Services	0.1
Investment Companies	0.1
Gas Utilities	0.1
Independent Power & Renewable Electricity Producers	0.1
Air Freight & Logistics	0.1
Diversified Consumer Services	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Paper & Forest Products	0.1
Marine	0.1
Municipal Bonds	0.1
Biotechnology	(0.1)
Multiline Retail	(0.1)
Multi-Utilities	(0.1)
Trading Companies & Distributors	(0.1)
Machinery	(0.1)
Electronic Equipment, Instruments & Components	(0.1)
Diversified Telecommunication Services	(0.1)
Leisure Products	(0.1)
Communications Equipment	(0.1)
Commercial Services & Supplies	(0.1)
Household Products	(0.1)
Internet & Catalog Retail	(0.1)
Software	(0.1)
Food & Staples Retailing	(0.1)
Capital Markets	(0.1)
Health Care Equipment & Supplies	(0.1)
Road & Rail	(0.1)
Industrial Conglomerates	(0.1)
Oil, Gas & Consumable Fuels	(0.1)
Specialty Retail	(0.1)
IT Services	(0.1)
Chemicals	(0.2)
Food Products	(0.2)
Pharmaceuticals	(0.2)
Media	(0.2)
Health Care Providers & Services	(0.2)
Electric Utilities	(0.2)
Aerospace & Defense	(0.2)
Hotels, Restaurants & Leisure	(0.2)
Real Estate Investment Trusts (REITs)	(0.2)
Banks	(0.2)
Insurance	(0.2)
U.S. Government Agency Obligations	(0.3)
Semiconductors & Semiconductor Equipment	(0.4)

101.1
Liabilities in excess of other assets	(1.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, interest rate risk, foreign exchange and equity risk . The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$4,799,308	*	Due from/to broker — variation margin futures	$1,558,212	*
Interest rate contracts	Due from/to broker — variation margin swaps	71,123	*	Due from/to broker — variation margin swaps	573,710	*
Interest rate contracts	Unaffiliated investments	69,874		—	—
Foreign exchange contracts	Unrealized appreciation on cross currency exchange contracts	114,621		Unrealized depreciation on cross currency exchange contracts	12,128
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	3,527,987		Unrealized depreciation on foreign currency forward contracts	1,417,443
Credit contracts	Due from/to broker — variation margin swaps	32,005	*	Due from/to broker — variation margin swaps	15,775	*
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	203,515		Unrealized depreciation on over-the-counter swap agreements	118,534
Credit contracts	Premiums paid for swap agreements	917,083		Premiums received for swap agreements	532,646
Equity contracts	Due from/to broker — variation margin futures	1,580,815	*	Due from/to broker — variation margin futures	2,588,757	*

Total		$11,316,331			$6,817,205

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$—	$—	$(93,944)	$5,458,182	$50,498	$(192,035)	$—	$5,222,701
Foreign exchange contracts	—	—	—	—	—	—	10,380,556	10,380,556
Credit contracts	—	—	—	—	—	(78,609)	—	(78,609)
Equity contracts	25,235	331	1,637	6,894,311	2,433	—	—	6,923,947

Total	$25,235	$331	$(92,307)	$12,352,493	$52,931	$(270,644)	$10,380,556	$22,448,595

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Purchased Options(3)	Futures	Written Options	Swaps	Forward & Cross Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$(101,832)	$1,461,218	$(2,277)	$(641,387)	$—	$715,722
Foreign exchange contracts	—	—	—	—	—	—	3,276,522	3,276,522
Credit contracts	—	—	—	—	—	119,214	—	119,214
Equity contracts	(809)	(62,787)	—	(4,322,871)	—	—	—	(4,386,467)

Total	$(809)	$(62,787)	$(101,832)	$(2,861,653)	$(2,277)	$(522,173)	$3,276,522	$(275,009)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Contracts — Long Positions(2)	Futures Contracts — Short Positions(2)	Cross currency exchange contracts(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Written Options(5)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements — Buy Protection(5)	Credit Default Swap Agreements — Sell Protection(5)
$93,087	$644,748,930	$472,617,241	$2,639,743	$98,205,708	$226,640,471	$84,076	$26,497,400	$31,456,313	$5,989,285

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Australia and New Zealand Banking Group	$—	$—	$—	$—
Bank of America	50,744	(50,744)	—	—
Bank of New York Mellon	4,282	—	—	4,282
Barclays Capital Group	426,149	(426,149)	—	—
BNP Paribas	389,106	(34,374)	—	354,732
Citigroup Global Markets	321,320	(19,035)	—	302,285
Credit Suisse First Boston Corp.	131,539	(103,603)	—	27,936
Deutsche Bank AG	429,008	(115,451)	—	313,557
Goldman Sachs & Co.	130,782	(128,056)	—	2,726
Hong Kong & Shanghai Bank	1,550,677	(42,969)	—	1,507,708
JPMorgan Chase.	3,143	—	—	3,143
Morgan Stanley	214,856	(214,856)	—	—
RBC Dominion Securities	20,830	(1,329)	—	19,501
Royal Bank of Canada	—	—	—	—
Royal Bank of Scotland Group PLC	2,855	—	—	2,855
Societe Generale.	322,459	—	—	322,459
Standard Chartered PLC	2,949	—	—	2,949
State Street Bank	364,480	(213,859)	—	150,621
Toronto Dominion	4,735	—	—	4,735
UBS AG	258,662	(113,122)	—	145,540
Westpac Banking Corp.	137,773	(28,621)	—	109,152

	$4,766,349

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Australia and New Zealand Banking Group	$(158,143)	$—	$—	$(158,143)
Bank of America	(52,350)	50,744	—	(1,606)
Bank of New York Mellon	—	—	—	—
Barclays Capital Group	(499,108)	426,149	—	(72,959)
BNP Paribas	(34,374)	34,374	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Citigroup Global Markets	(19,035)	19,035	—	—
Credit Suisse First Boston Corp.	(103,603)	103,603	—	—
Deutsche Bank AG	(115,451)	115,451	—	—
Goldman Sachs & Co.	(128,056)	128,056	—	—
Hong Kong & Shanghai Bank	(42,969)	42,969	—	—
JPMorgan Chase.	—	—	—	—
Morgan Stanley	(567,715)	214,856	—	(352,859)
RBC Dominion Securities	(1,329)	1,329	—	—
Royal Bank of Canada	(3,016)	—	—	(3,016)
Royal Bank of Scotland Group PLC	—	—	—	—
Societe Generale.	—	—	—	—
Standard Chartered PLC	—	—	—	—
State Street Bank	(213,859)	213,859	—	—
Toronto Dominion	—	—	—	—
UBS AG	(113,122)	113,122	—	—
Westpac Banking Corp.	(28,621)	28,621	—	—

	$(2,080,751)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $159,822,175:
Unaffiliated investments (cost $2,455,437,530)	$2,667,960,797
Affiliated investments (cost $491,165,404)	491,165,404
Foreign currency, at value (cost $5,210,729)	5,082,951
Deposit with broker	121,225,485
Receivable for investments sold	15,094,113
Dividends and interest receivable	10,914,862
Unrealized appreciation on foreign currency forward contracts	3,527,987
Tax reclaim receivable	1,883,817
Premiums paid for swap agreements	917,083
Unrealized appreciation on over-the-counter swap agreements	203,515
Unrealized appreciation on cross currency exchange contracts	114,621
Receivable for fund share sold	22,122
Prepaid expenses	24,126

Total Assets	3,318,136,883

LIABILITIES:
Payable to broker for collateral for securities on loan	166,404,834
Securities sold short, at value (proceeds received $129,243,452)	147,989,415
Payable for investments purchased	19,859,208
Unrealized depreciation on foreign currency forward contracts	1,417,443
Advisory fees payable	1,194,615
Accrued expenses and other liabilities	541,810
Premiums received for swap agreements	532,646
Payable for fund share repurchased	493,376
Payable to custodian	409,382
Due to broker—variation margin futures	392,591
Dividends payable on securities sold short	238,633
Unrealized depreciation on over-the-counter swap agreements	118,534
Distribution fee payable	49,151
Foreign capital gains tax liability accrued	42,171
Due to broker-variation margin swaps	22,297
Unrealized depreciation on cross currency exchange contracts	12,128
Affiliated transfer agent fee payable	361
Foreign withholding taxes payable	97

Total Liabilities	339,718,692

NET ASSETS	$2,978,418,191

Net assets were comprised of:
Paid-in capital	$2,361,465,667
Retained earnings	616,952,524

Net assets, December 31, 2014	$2,978,418,191

Net asset value and redemption price per share, $2,978,418,191 / 181,020,888 outstanding shares of beneficial interest	$16.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$40,591,522
Unaffiliated dividend income (net of $1,559,445 foreign withholding tax)	35,645,784
Affiliated dividend income	475,421
Affiliated income from securities lending, net	394,496

77,107,223

EXPENSES
Advisory fees	28,999,961
Distribution fee	3,004,683
Dividends on securities sold short	2,906,575
Custodian and accounting fees	1,489,000
Audit fee	76,000
Interest expense	42,535
Insurance expenses	39,000
Trustees’ fees	35,000
Legal fees and expenses	17,000
Shareholders’ reports	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Commitment fee on syndicated credit agreement	6,000
Broker fees and expenses on short sales	2,004
Loan interest expense	606
Miscellaneous	63,163

Total expenses	36,701,527

NET INVESTMENT INCOME	40,405,696

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	164,242,179
Futures transactions	12,352,493
Options written transactions	52,931
Short sales transactions	(19,692,964)
Swap agreements transactions	(270,644)
Foreign currency transactions	7,437,971

164,121,966

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(42,171))	(48,742,778)
Futures	(2,861,653)
Options written	(2,277)
Short sales	4,545,442
Swap agreements	(522,173)
Foreign currencies	2,908,904

(44,674,535)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	119,447,431

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$159,853,127

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$40,405,696	$35,327,619
Net realized gain on investment and foreign currency transactions	164,121,966	189,872,847
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(44,674,535)	77,223,139

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	159,853,127	302,423,605

FUND SHARE TRANSACTIONS:
Fund share sold [3,061,864 and 19,206,761 shares, respectively]	48,781,690	280,343,150
Fund share repurchased [15,605,290 and 19,980,264 shares, respectively]	(249,336,598)	(293,870,989)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(200,554,908)	(13,527,839)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,701,781)	288,895,766
NET ASSETS:
Beginning of year	3,019,119,972	2,730,224,206

End of year	$2,978,418,191	$3,019,119,972

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 87.3%
COMMON STOCKS — 60.3%	Shares	Value (Note 2)
Aerospace & Defense — 2.1%
Boeing Co. (The)	29,360	$3,816,213
DigitalGlobe, Inc.*(a)	33,589	1,040,251
Hexcel Corp.*	73,810	3,062,377
Honeywell International, Inc.	20,930	2,091,326
Huntington Ingalls Industries, Inc.	6,250	702,875
United Technologies Corp.	44,315	5,096,225

		15,809,267

Air Freight & Logistics — 0.1%
Bollore SA (France)(a)	140,000	637,575
Kintetsu World Express, Inc. (Japan)	10,900	418,253

		1,055,828

Airlines — 0.3%
Japan Airlines Co. Ltd. (Japan)	37,200	1,102,945
Ryanair Holdings PLC (Ireland), ADR*	14,000	997,780

		2,100,725

Auto Components — 0.7%
Aisin Seiki Co. Ltd. (Japan)	22,900	822,761
Cie Generale des Etablissements Michelin (France)	8,100	731,162
Denso Corp. (Japan)	31,000	1,444,843
Hyundai Mobis Co. Ltd. (South Korea)*	3,182	680,779
Lear Corp.	14,110	1,383,909
Pirelli & C. SpA (Italy)	23,669	319,234

		5,382,688

Banks — 4.9%
Akbank TAS (Turkey)	199,693	737,304
Banco Bradesco SA (Brazil), ADR	37,963	507,565
Banco do Brasil SA (Brazil)	54,300	485,558
BanColombia SA (Colombia), ADR	11,029	528,069
Bank of America Corp.	77,090	1,379,140
Barclays PLC (United Kingdom)	263,300	989,834
BB&T Corp.	35,340	1,374,373
CIT Group, Inc.	87,135	4,167,667
Citigroup, Inc.	71,120	3,848,303
DBS Group Holdings Ltd. (Singapore)	53,000	820,510
DnB ASA (Norway)	76,080	1,122,228
Erste Group Bank AG (Austria)	23,413	544,557
HSBC Holdings PLC (United Kingdom), (QMTF)	54,245	512,603
HSBC Holdings PLC (United Kingdom), (XHKG)	127,200	1,209,540
ICICI Bank Ltd. (India), ADR	185,735	2,145,239
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	782,000	571,010
JPMorgan Chase & Co.	62,690	3,923,140
Komercni Banka A/S (Czech Republic)	2,271	467,374
Resona Holdings, Inc. (Japan)	189,000	954,734
Royal Bank of Scotland Group PLC (United Kingdom)*	157,100	955,828
Societe Generale SA (France)	13,873	580,589
Sumitomo Mitsui Financial Group, Inc. (Japan)	35,100	1,268,961
Turkiye Garanti Bankasi A/S (Turkey)	167,935	674,618
Wells Fargo & Co.	99,590	5,459,524

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Zions Bancorporation	65,298	$1,861,646

		37,089,914

Beverages — 0.7%
Carlsberg A/S (Denmark) (Class B Stock)	13,176	1,011,915
Davide Campari-Milano SpA (Italy)	59,300	370,146
Diageo PLC (United Kingdom)	38,481	1,102,370
Heineken Holding NV (Netherlands)	12,600	788,782
PepsiCo, Inc.	21,745	2,056,207

		5,329,420

Biotechnology — 1.1%
Alexion Pharmaceuticals, Inc.*	9,300	1,720,779
Celgene Corp.*	28,750	3,215,975
Gilead Sciences, Inc.*	31,855	3,002,652

		7,939,406

Capital Markets — 2.1%
Bank of New York Mellon Corp. (The)	73,630	2,987,169
BlackRock, Inc.	9,200	3,289,552
Credit Suisse Group AG (Switzerland), ADR*(a)	22,752	570,620
Daiwa Securities Group, Inc. (Japan)	96,200	753,259
GAM Holding AG (Switzerland)*	56,622	1,017,950
Legg Mason, Inc.	25,370	1,353,997
Morgan Stanley	116,580	4,523,304
UBS Group AG (Switzerland)*	55,000	945,434

		15,441,285

Chemicals — 2.2%
Akzo Nobel NV (Netherlands)	11,800	816,445
Arkema SA (France)	11,397	753,763
Denki Kagaku Kogyo KK (Japan)	162,000	593,338
Dow Chemical Co. (The)	67,330	3,070,921
E.I. du Pont de Nemours & Co.	75,535	5,585,058
Israel Corp. Ltd. (The) (Israel)*	1,500	709,954
Johnson Matthey PLC (United Kingdom)	9,677	509,116
Kuraray Co. Ltd. (Japan)	74,800	849,862
Praxair, Inc.	30,075	3,896,517

		16,784,974

Commercial Services & Supplies — 1.2%
ADT Corp. (The)(a)	18,513	670,726
Covanta Holding Corp.	78,270	1,722,723
Republic Services, Inc.	75,670	3,045,718
Secom Co. Ltd. (Japan)	17,300	993,965
Stericycle, Inc.*	18,910	2,478,723

		8,911,855

Communications Equipment — 1.2%
Cisco Systems, Inc.	115,900	3,223,759
QUALCOMM, Inc.	56,310	4,185,523
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	101,800	1,232,605

		8,641,887

Construction & Engineering — 0.6%
Koninklijke Boskalis Westminster NV (Netherlands)	13,000	711,168
MasTec, Inc.*	71,870	1,624,981
Quanta Services, Inc.*	53,680	1,523,975

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering (continued)
Vinci SA (France)	10,900	$595,169

		4,455,293

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	201,000	744,175

Consumer Finance — 0.3%
Capital One Financial Corp.	8,250	681,037
Navient Corp.	38,700	836,307
Synchrony Financial*	22,850	679,788

		2,197,132

Containers & Packaging — 0.4%
Rexam PLC (United Kingdom)	113,641	800,034
Rock-Tenn Co. (Class A Stock)	22,064	1,345,463
Smurfit Kappa Group PLC (Ireland)	38,768	871,833

		3,017,330

Distributors — 0.1%
Inchcape PLC (United Kingdom)	76,500	859,484

Diversified Consumer Services — 0.3%
DeVry Education Group, Inc.	42,510	2,017,950

Diversified Financial Services — 1.4%
Challenger Ltd. (Australia)	170,000	898,032
CME Group, Inc.	54,475	4,829,208
First Pacific Co. Ltd. (Hong Kong)	796,975	787,013
IG Group Holdings PLC (United Kingdom)	72,005	804,626
Investor AB (Sweden) (Class B Stock)	29,484	1,071,974
NASDAQ OMX Group, Inc. (The)	28,171	1,351,081
ORIX Corp. (Japan)	82,700	1,040,597

		10,782,531

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	46,140	1,549,843
Nippon Telegraph & Telephone Corp. (Japan)	24,100	1,231,091
Verizon Communications, Inc.	61,430	2,873,695

		5,654,629

Electric Utilities — 0.4%
Edison International	42,050	2,753,434

Electrical Equipment — 0.4%
Eaton Corp. PLC	37,265	2,532,529
Prysmian SpA (Italy)	35,461	646,234

		3,178,763

Electronic Equipment, Instruments & Components — 1.0%
Flextronics International Ltd.*	63,200	706,576
FLIR Systems, Inc.	61,380	1,983,188
FUJIFILM Holdings Corp. (Japan)	39,200	1,196,132
Hitachi Ltd. (Japan)	321,600	2,373,654
TE Connectivity Ltd. (Switzerland)	22,320	1,411,740

		7,671,290

Energy Equipment & Services — 1.5%
China Oilfield Services Ltd. (China) (Class H Stock)	440,000	759,730
Core Laboratories NV	10,997	1,323,379
National Oilwell Varco, Inc.	51,312	3,362,475
Noble Corp. PLC	34,139	565,683

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Patterson-UTI Energy, Inc.	52,050	$863,509
Schlumberger Ltd.	22,795	1,946,921
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	9,687	703,335
Subsea 7 SA (United Kingdom)	49,739	508,974
Superior Energy Services, Inc.	33,060	666,159
Transocean Ltd.(a)	19,961	365,885

		11,066,050

Food & Staples Retailing — 1.6%
CVS Caremark Corp.	82,675	7,962,429
Metro AG (Germany)*	32,700	999,567
Wal-Mart Stores, Inc.	39,800	3,418,024

		12,380,020

Food Products — 1.5%
Archer-Daniels-Midland Co.	25,870	1,345,240
Indofood Sukses Makmur Tbk PT (Indonesia)	745,000	406,163
Kellogg Co.	25,600	1,675,264
Kraft Foods Group, Inc.	15,056	943,409
Mead Johnson Nutrition Co.	20,700	2,081,178
Mondelez International, Inc. (Class A Stock)	58,700	2,132,277
Nestle SA (Switzerland)	15,667	1,142,140
Unilever PLC (United Kingdom)	37,564	1,526,161

		11,251,832

Gas Utilities — 0.5%
AGL Resources, Inc.	24,130	1,315,326
APA Group (Australia)	80,665	487,644
UGI Corp.	47,110	1,789,238

		3,592,208

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	68,900	3,101,878
Getinge AB (Sweden) (Class B Stock)	39,238	893,543
Medtronic, Inc.	18,090	1,306,098
Mindray Medical International Ltd. (China), ADR	24,045	634,788
Zimmer Holdings, Inc.	11,840	1,342,893

		7,279,200

Health Care Providers & Services — 1.2%
Patterson Cos., Inc.	4,628	222,607
Qualicorp SA (Brazil)*	16,100	168,377
Tenet Healthcare Corp.*	19,730	999,719
UnitedHealth Group, Inc.	74,360	7,517,052

		8,907,755

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	25,375	1,150,249
Kangwon Land, Inc. (South Korea)*	23,730	654,072
Las Vegas Sands Corp.	48,185	2,802,440
MGM China Holdings Ltd. (Macau)	291,800	736,770
SJM Holdings Ltd. (Hong Kong)	404,100	638,840
Sodexo (France)	6,649	650,834
Starbucks Corp.	34,020	2,791,341
Starwood Hotels & Resorts Worldwide, Inc.	30,115	2,441,423
TUI AG (Germany)	30,500	505,700

		12,371,669

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 0.3%
PulteGroup, Inc.	81,130	$1,741,050
Sony Corp. (Japan)	37,300	761,265

		2,502,315

Household Products — 0.4%
Colgate-Palmolive Co.	33,405	2,311,292
Svenska Cellulosa AB (Sweden) (Class B Stock)	46,378	999,849

		3,311,141

Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	13,600	459,557

Industrial Conglomerates — 0.4%
DCC PLC (Ireland)	8,100	445,931
General Electric Co.	25,830	652,724
Koninklijke Philips NV (Netherlands)	40,516	1,174,400
Siemens AG (Germany)	9,505	1,066,500

		3,339,555

Insurance — 3.8%
Admiral Group PLC (United Kingdom)	22,500	461,591
Ageas (Belgium)	18,203	647,213
Allianz SE (Germany)	6,921	1,146,302
Allstate Corp. (The)	29,050	2,040,763
American International Group, Inc.	142,596	7,986,801
Delta Lloyd NV (Netherlands)	29,158	641,196
Everest Re Group Ltd.	7,860	1,338,558
Fairfax Financial Holdings Ltd. (Canada)	1,381	723,640
Marsh & McLennan Cos., Inc.	75,230	4,306,165
MetLife, Inc.	52,740	2,852,707
MS&AD Insurance Group Holdings (Japan)	57,000	1,350,798
Reinsurance Group of America, Inc.	27,390	2,399,912
Resolution Ltd. (United Kingdom)	171,760	975,467
Talanx AG (Germany)	20,100	612,398
Unum Group	38,830	1,354,390

		28,837,901

Internet & Catalog Retail — 0.4%
Amazon.com, Inc.*	8,400	2,606,940

Internet Software & Services — 1.1%
eBay, Inc.*	46,605	2,615,472
Google, Inc. (Class A Stock)*	6,800	3,608,488
IAC/InterActiveCorp	31,070	1,888,745

		8,112,705

IT Services — 1.3%
Amadeus IT Holding SA (Spain) (Class A Stock)	68,712	2,736,623
Computer Sciences Corp.	42,450	2,676,473
MasterCard, Inc. (Class A Stock)	15,790	1,360,466
Visa, Inc. (Class A Stock)	11,000	2,884,200

		9,657,762

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	79,020	3,235,079
ICON PLC (Ireland)*	29,157	1,486,715

		4,721,794

Machinery — 1.7%
Ingersoll-Rand PLC	62,180	3,941,590

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Komatsu Ltd. (Japan)	28,000	$619,022
Mitsubishi Heavy Industries Ltd. (Japan)	108,900	600,974
Oshkosh Corp.	28,880	1,405,012
Parker Hannifin Corp.	43,070	5,553,877
Weichai Power Co. Ltd. (China) (Class H Stock)	199,600	836,688

		12,957,163

Marine — 0.2%
China Shipping Container Lines Co. Ltd. (China) (Class H Stock)*	1,559,000	489,772
Orient Overseas International Ltd. (Hong Kong)	158,000	919,906

		1,409,678

Media — 1.1%
British Sky Broadcasting Group PLC (United Kingdom)	54,200	756,434
DIRECTV*	26,500	2,297,550
Discovery Communications, Inc. (Class A Stock)*	75,200	2,590,640
Time Warner, Inc.	23,900	2,041,538
UBM PLC (United Kingdom)	39,200	292,954

		7,979,116

Metals & Mining — 0.6%
BHP Billiton Ltd. (Australia), ADR	12,297	581,894
BHP Billiton PLC (Australia), ADR(a)	15,600	670,800
Nippon Steel & Sumitomo Metal Corp. (Japan)	249,000	617,678
Norsk Hydro ASA (Norway)	131,768	742,254
POSCO (South Korea)	2,325	585,655
Rio Tinto PLC (United Kingdom), ADR(a)	17,748	817,473
Voestalpine AG (Austria)	16,683	659,198

		4,674,952

Multiline Retail — 0.2%
Kohl’s Corp.	22,090	1,348,374

Multi-Utilities — 0.4%
GDF Suez (France)	40,200	937,428
National Grid PLC (United Kingdom)	73,416	1,041,723
Veolia Environnement SA (France)	56,100	993,693

		2,972,844

Oil, Gas & Consumable Fuels — 2.5%
Apache Corp.	10,756	674,079
BP PLC (United Kingdom), ADR(a)	20,400	777,648
California Resources Corp.*	16,054	88,458
Cameco Corp. (Canada)	149,430	2,452,146
Chevron Corp.	30,130	3,379,983
Eni SpA (Italy)	52,800	924,873
Exxon Mobil Corp.	17,360	1,604,932
Marathon Oil Corp.	24,180	684,052
Oasis Petroleum, Inc.*(a)	15,000	248,100
Occidental Petroleum Corp.	39,735	3,203,038
Pioneer Natural Resources Co.	14,385	2,141,207
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	16,358	545,200
Statoil ASA (Norway), ADR	35,053	617,283
Total SA (France)	16,400	840,207

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Whiting Petroleum Corp.*	28,370	$936,210

		19,117,416

Paper & Forest Products — 0.4%
International Paper Co.	56,600	3,032,628

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	35,035	2,669,667

Pharmaceuticals — 3.9%
AbbVie, Inc.	75,060	4,911,926
Bayer AG (Germany)	6,052	824,941
Daiichi Sankyo Co. Ltd. (Japan)	57,000	797,017
Jazz Pharmaceuticals PLC*	11,695	1,914,822
Johnson & Johnson	28,760	3,007,433
Merck KGaA (Germany)	13,200	1,242,234
Novartis AG (Switzerland)	16,367	1,517,932
Novartis AG (Switzerland), ADR	13,240	1,226,818
Perrigo Co. PLC	15,730	2,629,427
Pfizer, Inc.	49,640	1,546,286
Roche Holding AG (Switzerland)	4,595	1,244,980
Sanofi (France)	13,458	1,226,975
Shire PLC (Ireland)	24,351	1,726,491
Teva Pharmaceutical Industries Ltd. (Israel), ADR	58,780	3,380,438
Zoetis, Inc.	58,300	2,508,649

		29,706,369

Real Estate Investment Trusts (REITs) — 0.2%
Equity Residential	9,210	661,646
Simon Property Group, Inc.	3,650	664,702

		1,326,348

Real Estate Management & Development — 0.2%
Cheung Kong Holdings Ltd. (Hong Kong)	65,100	1,090,218
Conwert Immobilien Invest SE (Austria)*	34,696	409,692

		1,499,910

Road & Rail — 0.5%
Asciano Ltd. (Australia)	218,400	1,069,560
Union Pacific Corp.	22,025	2,623,838

		3,693,398

Semiconductors & Semiconductor Equipment — 2.1%
Advanced Semiconductor Engineering, Inc. (Taiwan)	977,723	1,161,170
Applied Materials, Inc.	164,530	4,100,088
ARM Holdings PLC (United Kingdom), ADR	41,692	1,930,340
Cree, Inc.*(a)	64,800	2,087,856
Skyworks Solutions, Inc.	37,100	2,697,541
Texas Instruments, Inc.	73,110	3,908,826

		15,885,821

Software — 1.9%
Check Point Software Technologies Ltd. (Israel)*(a)	41,250	3,241,013
Citrix Systems, Inc.*	32,875	2,097,425
Microsoft Corp.	135,640	6,300,478
Oracle Corp.	64,310	2,892,021

		14,530,937

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 0.6%
Cabela’s, Inc.*(a)	43,200	$2,277,072
Kingfisher PLC (United Kingdom)	214,661	1,134,730
Nitori Holdings Co. Ltd. (Japan)	14,000	752,199
USS Co. Ltd. (Japan)	39,600	608,442

		4,772,443

Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc.	82,073	9,059,218
EMC Corp.	89,205	2,652,957
NetApp, Inc.	31,880	1,321,426
Samsung Electronics Co. Ltd. (South Korea)	1,263	1,518,435
Seagate Technology PLC	48,580	3,230,570

		17,782,606

Tobacco — 0.3%
Imperial Tobacco Group PLC (United Kingdom)	23,506	1,034,724
Philip Morris International, Inc.	16,470	1,341,482

		2,376,206

Trading Companies & Distributors — 0.6%
Mitsubishi Corp. (Japan)	39,100	715,535
Noble Group Ltd. (Hong Kong)	1,057,000	901,767
Rexel SA (France)	62,500	1,119,760
WESCO International, Inc.*(a)	21,640	1,649,184

		4,386,246

Transportation Infrastructure
SIA Engineering Co. Ltd. (Singapore)	108,400	344,417

Water Utilities — 0.1%
Guangdong Investment Ltd. (China)	663,500	864,172

Wireless Telecommunication Services — 0.3%
Rogers Communications, Inc. (Canada) (Class B Stock)	10,902	423,652
SK Telecom Co. Ltd. (South Korea)	3,527	862,680
Vodafone Group PLC (United Kingdom)	296,448	1,016,412

		2,302,744

TOTAL COMMON STOCKS (cost $400,655,237)		453,851,119

EXCHANGE TRADED FUND — 0.3%
iShares Russell 1000 Value Index Fund (cost $1,835,354)	21,980	2,294,712

PREFERRED STOCKS — 0.3%
Automobiles — 0.2%
Hyundai Motor Co. (South Korea) (PRFC)*	3,600	411,044
Volkswagen AG (Germany) (PRFC)	5,000	1,111,280

		1,522,324

Banks — 0.1%
Itau Unibanco Holding SA (Brazil) (PRFC)	44,370	577,534

Diversified Financial Services
GMAC Capital Trust I, Series 2, 8.125%	11,250	296,775

TOTAL PREFERRED STOCKS (cost $2,522,348)		2,396,633

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

WARRANTS*	Units	Value (Note 2)
Insurance
American International Group, Inc.,
expiring 01/19/21
(cost 329,762)	17,520	$431,342

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.6%
Non-Residential Mortgage-Backed Securities — 1.3%
Ally Auto Receivables Trust,
Series 2013-2, Class A2B
0.391%(c)	07/15/16	195	195,214
CLI Funding V LLC,
Series 2014-2A, Class A
3.380%	10/18/29	492	488,548
Cronos Containers Program I Ltd. (Bermuda),
Series 2014-2A, Class A
3.270%	11/18/29	495	495,011
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%	01/25/42	435	455,837
Ford Credit Auto Owner Trust,
Series 2013-C, Class A3
0.820%	12/15/17	493	493,589
Series 2014-1, Class A
2.260%	11/15/25	600	603,203
Ford Credit Floorplan Master Owner Trust,
Series 2014-1, Class A2
0.561%(c)	02/15/19	306	306,152
FRS I LLC,
Series 2013-1A, Class A1
1.800%	04/15/43	497	491,367
GE Capital Credit Card Master Note Trust,
Series 2010-1, Class A
3.690%	03/15/18	1,185	1,192,512
Series 2012-7, Class A
1.760%	09/15/22	475	463,864
Hyundai Auto Receivables Trust,
Series 2012-C, Class A3
0.530%	04/17/17	395	395,220
Series 2014-B, Class A2
0.440%	02/15/17	286	286,099
Santander Drive Auto Receivables Trust,
Series 2013-2, Class B
1.330%	03/15/18	345	345,722
SLM Private Education Loan Trust,
Series 2013-A, Class A1
0.755%(c)	08/15/22	80	79,684
Series 2013-B, Class A1
0.805%(c)	07/15/22	135	135,615
Small Business Administration Participation Certificates,
Series 2012-20C, Class 1
2.510%	03/01/32	860	862,160
Synchrony Credit Card Master Note Trust,
Series 2012-2, Class A
2.220%	01/15/22	600	599,551
Textainer Marine Containers III Ltd. (Bermuda),
Series 2013-1A, Class A
3.900%	09/20/38	306	312,514

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
World Financial Network Credit Card Master Trust,
Series 2012-A, Class A
3.140%	01/17/23	600	$623,778
Series 2012-C, Class A
2.230%	08/15/22	600	604,223
Series 2013-A, Class A
1.610%	12/15/21	500	497,262

			9,927,125

Residential Mortgage-Backed Securities — 0.3%
HLSS Servicer Advance Receivables Backed Notes,
Series 2013-T2, Class A2
1.147%	05/16/44	620	619,380
Series 2013-T3, Class A3
1.793%	05/15/46	1,248	1,232,774
HLSS Servicer Advance Receivables Trust,
Series 2013-T1, Class A3
2.289%	01/15/48	125	121,988
Series 2014-T1, Class AT1
1.244%	01/17/45	193	193,000

			2,167,142

TOTAL ASSET-BACKED SECURITIES (cost $12,145,865)			12,094,267

CERTIFICATES OF DEPOSIT — 0.5%
Ally Bank
1.450%	10/30/17	245	242,887
American Express Centurion Bank
1.700%	07/26/17	245	246,628
Barclays Bank Delaware (United Kingdom)
1.250%(c)	03/26/18	245	241,937
BMW Bank of North America (Germany)
2.150%	12/10/19	245	242,333
Capital One Bank USA NA
1.400%	10/10/17	245	243,170
CIT Bank
2.100%	07/25/19	245	242,254
Compass Bank
1.900%	11/06/18	245	244,595
Discover Bank
1.800%	06/27/17	245	247,697
GE Capital Bank/United States
1.900%	11/14/18	715	703,325
GE Capital Retail Bank
1.800%	06/22/17	245	247,418
Goldman Sachs Bank USA
1.800%	06/27/17	245	247,989
Sallie Mae Bank
1.750%	08/15/17	247	249,007
State Bank of India/New York NY (India)
2.000%	12/05/18	245	241,230

TOTAL CERTIFICATES OF DEPOSIT (cost $3,639,800)			3,640,470

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-2, Class A5
4.857%(c)	07/10/43	107	$106,982
Series 2005-5, Class A4
5.115%(c)	10/10/45	578	587,678
Series 2006-1, Class A4
5.372%(c)	09/10/45	300	307,576
Series 2007-3, Class A4
5.547%(c)	06/10/49	475	509,538
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-T20, Class A4A
5.129%(c)	10/12/42	200	203,396
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4
5.430%	10/15/49	600	635,354
Series 2014-GC25, Class B
4.345%	10/10/47	275	286,355
Commercial Mortgage Pass-Through Certificates,
Series 2014-LC17, Class A5
3.917%	10/10/47	216	230,551
Series 2014-UBS2, Class A1
1.298%	03/10/47	323	321,564
Series 2014-UBS3, Class A1
1.402%	06/10/47	203	200,994
Commercial Mortgage Trust,
Series 2005-GG5, Class A5
5.224%(c)	04/10/37	135	136,460
Series 2012-CR2, Class A4
3.147%	08/15/45	87	89,125
Series 2013-CR7, Class A1
0.716%	03/10/46	68	68,096
Series 2013-CR12, Class ASB
3.623%	10/10/46	130	136,268
Series 2014-CR15, Class A2
2.928%	02/10/47	1,091	1,122,979
Series 2014-SAVA, Class B
1.911%(c)	06/15/34	450	448,576
Series 2014-UBS5, Class AM
4.193%	09/10/47	300	316,393
Extended Stay America Trust,
Series 2013-ESFL, Class A2FL
0.856%(c)	12/05/31	120	119,488
Series 2013-ESH7, Class A17
2.295%	12/05/31	764	753,686
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates,
Series K706, Class A2
2.323%	10/25/18	287	292,797
FREMF Mortgage Trust,
Series 2012-K705, Class B
4.304%(c)	09/25/44	279	291,338
GS Mortgage Securities Corp. II,
Series 2005-GG4, Class A4A
4.751%	07/10/39	132	132,484
Series 2011-GC5, Class A4
3.707%	08/10/44	405	428,482
Series 2012-TMSQ, Class A
3.007%	12/10/30	351	344,336

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust,
Series 2012-ALOH, Class A
3.551%	04/10/34	100	$104,196
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP8, Class AJ
5.480%(c)	05/15/45	225	235,777
Series 2007-LD12, Class A1A
5.850%(c)	02/15/51	180	196,105
Series 2011-CCHP, Class B
3.500%(c)	07/15/28	324	323,549
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.156%	02/15/31	50	51,017
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A5
3.741%	08/15/47	329	346,500
Morgan Stanley Capital I Trust,
Series 2008-T29, Class A4
6.278%(c)	01/11/43	350	390,027
Series 2014-CPT, Class A
3.350%	07/13/29	208	215,010
Morgan Stanley Capital I, Inc.,
Series 2007-IQ16, Class A4
5.809%	12/12/49	347	377,652
TimberStar Trust 1,
Series 2006-1A, Class A
5.668%	10/15/36	218	232,077
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63	60	62,646
Series 2012-C4, Class A3
2.533%	12/10/45	84	83,524
Series 2013-C5, Class A4
3.185%	03/10/46	308	313,141
Series 2013-C5, Class AAB
2.687%	03/10/46	90	90,006
VNDO Mortgage Trust,
Series 2012-6AVE, Class A
2.996%	11/15/30	201	201,197
Series 2013-PENN, Class A
3.808%	12/13/29	531	561,875
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class A4
5.242%(c)	10/15/44	507	516,499
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A4
4.869%(c)	02/15/44	123	137,563

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,630,057)			12,508,857

CORPORATE BONDS — 9.0%
Aerospace & Defense
General Dynamics Corp.,
Gtd. Notes
2.250%	11/15/22	317	305,560

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Airlines — 0.2%
Ethiopian Leasing 2012 LLC (Ethiopia),
Gov’t. Gtd. Notes
2.646%	05/12/26		723	$722,777
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28	(a)	434	437,255

				1,160,032

Automobiles — 0.2%
Ford Motor Co.,
Sr. Unsec’d. Notes
7.500%	08/01/26		266	338,906
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		300	312,627
Toyota Motor Credit Corp. (Japan),
Sr. Unsec’d. Notes, MTN
0.432%(c)	05/16/17		695	693,178

				1,344,711

Banks — 1.8%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.600%	01/15/19		1,119	1,127,701
Sub. Notes, MTN
4.200%	08/26/24		280	285,243
Bank of Nova Scotia (Canada),
Sr. Unsec’d. Notes
2.800%	07/21/21		337	337,141
Bank One Michigan,
Sub. Notes
8.250%	11/01/24		255	344,159
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.150%	03/22/17		340	344,907
2.450%	01/15/20		398	396,380
Citigroup, Inc.,
Jr. Sub. Notes
5.350%(c)	05/29/49		345	318,263
Sr. Unsec’d. Notes
4.450%	01/10/17	(a)	865	914,377
Sub. Notes
4.300%	11/20/26		295	294,339
5.875%	02/22/33		225	259,535
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Jr. Sub. Notes, 144A
11.000%(c)	12/29/49		405	521,235
Fifth Third Bank,
Sr. Unsec’d. Notes
0.900%	02/26/16		300	300,019
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/03/24	(a)	1,422	1,476,248
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.250%	09/23/22		1,283	1,290,473
KeyBank NA,
Sr. Unsec’d. Notes
1.100%	11/25/16		356	355,377

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
2.600%	06/24/19		425	$428,560
PNC Preferred Funding Trust II,
Jr. Sub. Notes, 144A
1.463%(c)	03/29/49		405	380,700
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
2.150%	03/15/19		480	482,222
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
6.000%	12/19/23		114	123,393
Sub. Notes, RegS
9.500%(c)	03/16/22		250	284,104
Santander Issuances SAU (Spain),
Gtd. Notes, 144A
5.911%	06/20/16		345	359,534
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
2.625%	09/10/18		465	476,813
US Bancorp,
Sub. Notes, MTN
3.600%	09/11/24		490	497,602
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(c)	12/29/49		315	317,363
Sr. Unsec’d. Notes
5.625%	12/11/17		1,381	1,536,100

				13,451,788

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
7.750%	01/15/19		165	199,855
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
3.200%	11/01/23	(a)	300	308,629
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.750%	03/05/22		550	549,142
7.900%	11/01/18		528	642,362
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.,
Gtd. Notes
4.875%	05/01/21		300	292,500

				1,992,488

Capital Markets — 0.2%
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.100%	01/15/19		404	405,280
Morgan Stanley,
Sr. Unsec’d. Notes
4.750%	03/22/17		563	599,704
Sub. Notes
5.000%	11/24/25	(a)	420	448,188

				1,453,172

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20		315	$312,637

Commercial Services & Supplies — 0.2%
George Washington University (The),
Bonds
3.485%	09/15/22		643	660,967
Unsec’d. Notes
1.827%	09/15/17		91	90,909
Loyola University of Chicago,
Sr. Unsec’d. Notes
3.199%	07/01/22		319	314,599
President and Fellows of Harvard College,
Unsec’d. Notes
6.300%	10/01/37		534	568,266

				1,634,741

Communications Equipment — 0.1%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.900%	02/15/39		829	1,043,437

Consumer Discretionary
Macy’s Retail Holdings, Inc.,
Sr. Unsec’d. Notes
6.900%	04/01/29		250	318,221

Consumer Services
Aramark Services, Inc.,
Gtd. Notes
5.750%	03/15/20		300	309,750

Containers & Packaging — 0.1%
Ball Corp.,
Gtd. Notes
4.000%	11/15/23	(a)	55	53,075
5.750%	05/15/21		100	104,750
Sealed Air Corp.,
Gtd. Notes, 144A
8.375%	09/15/21		275	307,313

				465,138

Diversified Financial Services — 1.1%
American Express Co.,
Sub. Notes
6.800%(c)	09/01/66		275	288,063
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.800%	09/19/16		950	977,940
American Honda Finance Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.000%	08/11/15		442	443,646
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
7.150%	02/15/19		443	529,960
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.375%	01/16/18		400	402,318
4.250%	09/20/22		644	683,326
General Electric Capital Corp.,
Jr. Sub. Notes
7.125%(c)	12/15/49		275	320,031

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Sr. Unsec’d. Notes, MTN
4.625%	01/07/21		1,000	$1,114,590
5.625%	09/15/17		307	340,787
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A
3.290%	10/10/34		160	160,832
HSBC Finance Corp.,
Sub. Notes
6.676%	01/15/21		325	385,598
International Lease Finance Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/18		300	300,000
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
6.875%	04/15/21		260	295,558
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
10.375%	11/01/18		451	587,531
Overseas Private Investment Corp.,
Gov’t. Gtd. Notes
2.319%(s)	11/15/20		500	500,345
Postal Square LP,
Gov’t. Gtd. Notes
8.950%	06/15/22		292	360,521
Scottrade Financial Services, Inc.,
Sr. Unsec’d. Notes, 144A
6.125%	07/11/21		355	380,043

				8,071,089

Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.400%	09/15/33		2,150	2,648,333
6.550%	09/15/43	(a)	366	468,900

				3,117,233

Electric Utilities — 0.4%
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	06/01/20		275	314,187
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/44		406	439,077
Duke Energy Carolinas LLC,
First Mortgage
5.300%	02/15/40		829	1,026,631
Duke Energy Progress, Inc.,
First Mortgage
5.300%	01/15/19		887	993,839
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes, MTN
8.400%	03/28/25		167	239,260
PacifiCorp,
First Mortgage
3.850%	06/15/21		164	175,945

				3,188,939

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Financial Services
Standard Chartered PLC (United Kingdom),
Sub. Notes, 144A
3.950%	01/11/23		380	$366,715

Food & Staples Retailing — 0.3%
CVS Pass-Through Trust,
Pass-Through Certificates
6.036%	12/10/28		329	383,588
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.500%	08/15/37		1,185	1,630,585

				2,014,173

Health Care Providers & Services
Becton Dickinson,
Sr. Unsec’d. Notes
7.000%	08/01/27		195	251,745

Insurance — 0.2%
Manulife Financial Corp. (Canada),
Sr. Unsec’d. Notes
4.900%	09/17/20		360	395,258
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
7.625%	11/15/23		280	359,238
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	(a)	315	351,020
ZFS Finance USA Trust II (Switzerland),
Jr. Sub. Notes, 144A
6.450%(c)	12/15/65		330	347,711

				1,453,227

Integrated Petroleum
Statoil ASA (Norway),
Gtd. Notes
2.750%	11/10/21		177	177,526

Internet & Catalog Retail — 0.2%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.800%	12/05/24	(a)	1,125	1,152,585

IT Services — 0.2%
International Business Machines Corp.,
Sr. Unsec’d. Notes
5.700%	09/14/17		1,393	1,552,409

Machinery — 0.2%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
7.900%	12/15/18		1,095	1,335,068

Media — 0.3%
Comcast Corp.,
Gtd. Notes
6.300%	11/15/17		450	509,650
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
Gtd. Notes
3.950%	01/15/25	(a)	400	403,148
Historic TW, Inc.,
Gtd. Notes
6.625%	05/15/29		265	335,932

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
2.350%	12/01/22		964	$945,258

				2,193,988

Multi-National — 0.1%
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22		401	388,313

Oil, Gas & Consumable Fuels — 0.9%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		628	613,078
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.200%	03/11/16		1,305	1,340,178
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		852	826,198
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
4.250%	04/30/24		295	305,230
ConocoPhillips,
Gtd. Notes
5.750%	02/01/19		700	795,743
6.500%	02/01/39		599	795,859
Plains Exploration & Production Co.,
Gtd. Notes
6.875%	02/15/23		256	284,800
Shell International Finance BV (Netherlands),
Gtd. Notes
2.250%	01/06/23		887	848,010
Total Capital International SA (France),
Gtd. Notes
2.750%	06/19/21		516	517,930
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19	(a)	100	93,500

				6,420,526

Pharmaceuticals — 0.3%
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
5.650%	05/15/18		330	371,753
Johnson & Johnson,
Sr. Unsec’d. Notes
3.375%	12/05/23		786	841,038
Pfizer, Inc.,
Sr. Unsec’d. Notes
6.200%	03/15/19		367	426,963
7.200%	03/15/39		361	524,804

				2,164,558

Pipelines — 0.1%
El Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
5.000%	10/01/21		160	168,277

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.150%	02/01/24	465	$463,810

			632,087

Real Estate
iStar Financial, Inc.,
Sr. Unsec’d. Notes
4.000%	11/01/17	300	291,750

Real Estate Investment Trusts (REITs)
Corrections Corp. of America,
Gtd. Notes
4.125%	04/01/20	310	301,475

Real Estate Management & Development — 0.1%
Pershing Road Development Co. LLC,
Sr. Sec’d. Notes, 144A
0.634%(c)	09/01/26	732	651,195

Road & Rail — 0.7%
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust,
Pass-Through Certificates
4.830%	01/15/23	823	897,402
5.720%	01/15/24	376	429,163
8.251%	01/15/21	87	101,612
CSX Transportation, Inc.,
Sr. Sec’d. Notes
6.251%	01/15/23	986	1,182,137
Federal Express Corp. 1998 Pass-Through Trust,
Pass-Through Certificates
6.720%	07/15/23	1,473	1,722,980
Federal Express Corp. 2012 Pass-Through Trust,
Pass-Through Certificates, 144A
2.625%	01/15/18	148	149,274
Union Pacific Railroad Co. 2006 Pass-Through Trust,
Pass-Through Certificates
5.866%	07/02/30	301	358,729
Union Pacific Railroad Co., 2000 Pass-Through Trust,
Pass-Through Certificates
8.000%	01/10/21	406	458,914

			5,300,211

Software — 0.2%
Fidelity National Information Services, Inc.,
Gtd. Notes
5.000%	03/15/22	365	387,103
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	06/01/19	449	493,289
Oracle Corp.,
Sr. Unsec’d. Notes
2.800%	07/08/21	361	365,490

			1,245,882

Software Services — 0.1%
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.375%	08/01/23	600	613,058

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Steel Producers
Steel Dynamics, Inc.,
Gtd. Notes
6.375%	08/15/22	275	$291,500

Telecommunications
Level 3 Financing, Inc.,
Gtd. Notes
7.000%	06/01/20	275	289,781

Tobacco — 0.1%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.650%	05/16/18	420	473,183

TOTAL CORPORATE BONDS (cost $66,969,461)			67,729,891

FOREIGN GOVERNMENT BONDS — 0.2%
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24	329	340,970
Unsec’d. Notes
9.500%	09/15/18	92	115,548
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.875%	10/16/24	744	750,824
Unsec’d. Notes
2.625%	02/13/23	258	257,684

TOTAL FOREIGN GOVERNMENT BONDS (cost $1,430,519)			1,465,026

MUNICIPAL BONDS — 0.3%
California — 0.1%
University of California,
Revenue Bonds
0.671%(c)	07/01/41	439	439,009
West Contra Costa Unified School District,
General Obligation Unlimited
6.555%	08/01/24	225	271,460

			710,469

Florida
Florida Hurricane Catastrophe Fund Finance Corp.,
Revenue Bonds
1.298%	07/01/16	175	176,454

Ohio — 0.2%
Ohio State University (The),
Revenue Bonds
4.910%	06/01/40	1,270	1,550,314

TOTAL MUNICIPAL BONDS (cost $2,245,569)			2,437,237

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Fannie Mae REMICS,
Series 2005-121, Class DX
5.500%	01/25/26	421	461,111
Series 2010-135, Class EA
3.000%	01/25/40	31	31,882
Federal National Mortgage Assoc.,
Series 4338, Class HP
3.000%	11/15/43	641	661,097

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
1.516%(c)	07/25/44	41	$40,999
Freddie Mac REMICS,
Series 3634, Class BA
4.500%	08/15/27	7	7,164
General National Mortgage Assoc.,
Series 2009-104, Class KA
4.500%	08/16/39	358	378,332
NCUA Guaranteed Notes,
Series 2010-C1, Class A2
2.900%	10/29/20	540	554,474
Series 2010-C1, Class APT
2.650%	10/29/20	402	411,449

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,551,005)			2,546,508

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.3%
Federal Farm Credit Banks
2.300%	08/25/20	1,016	1,006,415
2.370%	08/25/20	489	485,443
2.660%	03/22/21	1,449	1,446,895
2.750%	07/21/22	564	559,756
2.780%	06/16/22	798	788,865
2.890%	10/20/22	1,700	1,695,832
2.900%	03/22/22	447	447,085
3.040%	10/22/24	1,396	1,404,682
3.050%	09/08/23	1,172	1,179,073
3.140%	06/03/24	273	273,368
Federal Home Loan Banks
0.500%	04/27/18-10/15/19	5,460	5,458,986
1.000%	10/23/19-10/09/24	7,065	7,058,218
1.875%	02/19/19	1,060	1,060,136
2.500%	08/14/24	395	384,062
2.875%	11/04/22	450	444,828
2.900%	09/05/25	471	466,172
3.000%	03/25/27	705	679,123
3.170%	10/04/27	350	343,995
3.250%	04/29/24	325	325,070
Federal Home Loan Mortgage Corp.
4.500%	06/01/31	335	364,741
1.000%	09/24/19	2,765	2,766,302
1.500%	09/30/24	1,008	1,008,586
2.000%	08/21/19	566	562,978
3.000%	11/01/42	87	87,923
3.100%	04/25/28	440	427,456
3.500%	07/01/42	98	101,871
5.400%	03/17/21	277	292,115
Federal National Mortgage Assoc.
1.000%	07/18/18-10/23/20	2,627	2,627,725
1.800%	08/13/27	420	417,857
2.250%	10/30/24	143	138,149
2.342%(c)	05/01/36	66	70,936
2.360%	12/14/22	5,126	4,992,975
3.000%	05/01/24-06/01/43	3,410	3,462,360
3.500%	04/01/32-07/01/42	4,158	4,363,307

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	10/01/33-02/01/43	5,495	$5,907,115
4.500%	07/01/19-06/01/41	2,701	2,939,238
5.000%	11/01/33-10/01/41	2,500	2,774,570
5.500%	01/01/21-05/10/27	1,286	1,410,223
6.000%	04/18/36	744	794,213
Government National Mortgage Assoc.
2.000%	06/20/39	90	90,492
3.500%	08/20/34-04/16/43	760	788,035
4.000%	11/15/24	328	348,710

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $61,712,393)			62,245,881

U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Bonds
4.500%	02/15/36	2,385	3,181,180
2.875%	05/15/43	3,133	3,204,470
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/18-07/15/24	3,386	3,359,881
U.S. Treasury Notes
0.375%	10/31/16	9,675	9,634,936
1.500%	10/31/19	5,354	5,321,373
1.625%	04/30/19	492	493,692
1.750%	05/15/22	1,900	1,867,789
2.000%	05/31/21-10/31/21	2,383	2,389,296
2.125%	01/31/21	3,722	3,777,830
2.375%	08/15/24	718	731,294

TOTAL U.S. TREASURY OBLIGATIONS (cost $33,449,722)			33,961,741

TOTAL LONG-TERM INVESTMENTS (cost $602,117,092)			657,603,684

		Shares
SHORT-TERM INVESTMENT — 15.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 15.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $112,800,244; includes $19,436,869 of cash collateral received for securities on loan)(b)(w)(Note 4)		112,800,244	112,800,244

Interest Rate	Maturity Date	Principal Amount (000)#
CERTIFICATES OF DEPOSIT(n) — 0.1%
American Express Bank FSB
0.350%	03/18/15	245	244,952
Bank of China Ltd/New York NY (China)
0.550%	07/29/15	245	245,068

TOTAL CERTIFICATES OF DEPOSIT (cost $489,972)			490,020

TOTAL SHORT-TERM INVESTMENTS (cost $113,290,216)			113,290,264

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Value (Note 2)
TOTAL INVESTMENTS — 102.4% (cost $715,407,308)	$770,893,948
Liabilities in excess of other assets(x) — (2.4)%	(17,853,078)

NET ASSETS — 100.0%	$753,040,870

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $18,897,946; cash collateral of $19,436,869 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
84	5 Year U.S. Treasury Notes	Mar. 2015	$9,985,765	$9,990,094	$4,329
36	10 Year U.S. Treasury Notes	Mar. 2015	4,535,927	4,564,688	28,761
33	20 Year U.S. Treasury Bonds	Mar. 2015	4,642,281	4,770,563	128,282
164	Mini MSCI EAFE Index	Mar. 2015	14,678,640	14,414,780	(263,860)
30	Russell 2000 Mini Index	Mar. 2015	3,426,676	3,602,100	175,424
300	S&P 500 E-Mini	Mar. 2015	30,359,805	30,786,000	426,195
20	S&P Mid 400 E-Mini	Mar. 2015	2,787,470	2,897,200	109,730

					$608,861

(1)	Cash of $2,525,000 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$351,332,658	$102,518,461	$—
Exchange Traded Fund	2,294,712	—	—
Preferred Stocks	577,534	1,819,099	—
Warrants	431,342	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	9,927,125	—
Residential Mortgage-Backed Securities	—	2,167,142	—
Certificate of Deposit	—	3,888,553	241,937
Commercial Mortgage-Backed Securities	—	11,755,171	753,686
Corporate Bonds	—	63,736,324	3,993,567
Foreign Government Bonds	—	1,465,026	—
Municipal Bonds	—	2,437,237	—
Residential Mortgage-Backed Securities	—	2,546,508	—
U.S. Government Agency Obligations	—	62,245,881	—
U.S. Treasury Obligations	—	33,961,741	—
Affiliated Money Market Mutual Fund	112,800,244	—	—
Other Financial Instruments*
Futures	608,861	—	—

Total	$468,045,351	$298,468,268	$4,989,190

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange- traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (2.6% represents investments purchased with collateral from securities on loan)	15.0%
U.S. Government Agency Obligations	8.3
Banks	6.8
U.S. Treasury Obligations	4.5
Pharmaceuticals	4.2
Insurance	4.0
Oil, Gas & Consumable Fuels	3.4
Diversified Financial Services	2.5
Technology Hardware, Storage & Peripherals	2.4
Capital Markets	2.3
Chemicals	2.2
Aerospace & Defense	2.1
Semiconductors & Semiconductor Equipment	2.1
Software	2.1
Food & Staples Retailing	1.9
Machinery	1.9
Commercial Mortgage-Backed Securities	1.7
Hotels, Restaurants & Leisure	1.6
Energy Equipment & Services	1.5
Food Products	1.5
IT Services	1.5
Media	1.4
Commercial Services & Supplies	1.4
Communications Equipment	1.3
Non-Residential Mortgage-Backed Securities	1.3
Diversified Telecommunication Services	1.2
Health Care Providers & Services	1.2
Road & Rail	1.2
Biotechnology	1.1
Internet Software & Services	1.1
Beverages	1.0
Electronic Equipment, Instruments & Components	1.0
Health Care Equipment & Supplies	1.0
Electric Utilities	0.8
Auto Components	0.7
Internet & Catalog Retail	0.6
Construction & Engineering	0.6
Life Sciences Tools & Services	0.6
Metals & Mining	0.6
Residential Mortgage-Backed Securities	0.6
Specialty Retail	0.6

Trading Companies & Distributors	0.6%
Certificates of Deposits	0.6
Airlines	0.5
Containers & Packaging	0.5
Gas Utilities	0.5
Automobiles	0.4
Electrical Equipment	0.4
Household Products	0.4
Industrial Conglomerates	0.4
Multi-Utilities	0.4
Paper & Forest Products	0.4
Personal Products	0.4
Tobacco	0.4
Real Estate Management & Development	0.3
Consumer Finance	0.3
Diversified Consumer Services	0.3
Exchange Traded Funds	0.3
Household Durables	0.3
Municipal Bonds	0.3
Wireless Telecommunication Services	0.3
Foreign Government Bonds	0.2
Marine	0.2
Multiline Retail	0.2
Real Estate Investment Trusts (REITs)	0.2
Air Freight & Logistics	0.1
Construction Materials	0.1
Distributors	0.1
Financial Services	0.1
Independent Power & Renewable Electricity Producers	0.1
Multi-National	0.1
Pipelines	0.1
Software Services	0.1
Water Utilities	0.1

102.4
Liabilities in excess of other assets	(2.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$161,372	*	—	$—
Equity contracts	Unaffiliated investments	431,342		—	—
Equity contracts	Due from/to broker — variation margin futures	711,349	*	Due from/to broker — variation margin futures	263,860	*

Total		$1,304,063			$263,860

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	(1,044)	$72,308	$71,264
Interest rate contracts	—	693,994	—	693,994
Equity contracts	23,502	3,939,251	—	3,962,753

Total	$23,502	$4,632,201	$72,308	$4,728,011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Futures	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$161,372	$—	$161,372
Foreign exchange contracts	—	—	(7,966)	(7,966)
Equity contracts	101,580	447,489	—	549,069

Total	$101,580	$608,861	$(7,966)	$702,475

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. (4) Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$54,688,537	$200,355	$2,267,398

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $18,897,946:
Unaffiliated investments (cost $602,607,064)	$658,093,704
Affiliated investments (cost $112,800,244)	112,800,244
Deposit with broker	2,525,094
Receivable for investments sold	1,983,844
Dividends and interest receivable	1,695,922
Tax reclaim receivable	356,159
Receivable for fund share sold	281,901
Prepaid expenses	5,794

Total Assets	777,742,662

LIABILITIES:
Payable to broker for collateral for securities on loan	19,436,869
Payable for investments purchased	3,923,255
Due to broker—variation margin futures	488,553
Payable to custodian	302,477
Advisory fees payable	199,726
Payable for fund share repurchased	170,729
Accrued expenses and other liabilities	167,357
Distribution fee payable	12,465
Affiliated transfer agent fee payable	361

Total Liabilities	24,701,792

NET ASSETS	$753,040,870

Net assets were comprised of:
Paid-in capital	$585,756,160
Retained earnings	167,284,710

Net assets, December 31, 2014	$753,040,870

Net asset value and redemption price per share, $753,040,870 / 58,439,828 outstanding shares of beneficial interest	$12.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Unaffiliated dividend income (net of $355,510 foreign withholding tax)	$9,260,318
Interest income	4,845,887
Affiliated dividend income	128,836
Affiliated income from securities lending, net	94,081

14,329,122

EXPENSES
Advisory fees	5,938,973
Distribution fee	714,509
Custodian and accounting fees	418,000
Audit fee	50,000
Trustees’ fees	15,000
Legal fees and expenses	14,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	9,000
Insurance expenses	8,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	28,352

Total expenses	7,208,834
Less: advisory fee waivers and/or expense reimbursement	(57,821)

Net expenses	7,151,013

NET INVESTMENT INCOME	7,178,109

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	53,356,572
Futures transactions	4,632,201
Foreign currency transactions	(262,047)

57,726,726

Net change in unrealized appreciation (depreciation) on:
Investments	(30,072,686)
Futures	608,861
Foreign currencies	(51,484)

(29,515,309)

NET GAIN ON INVESTMENTS	28,211,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,389,526

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,178,109	$5,589,764
Net realized gain on investment and foreign currency transactions	57,726,726	15,444,418
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(29,515,309)	68,058,438

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	35,389,526	89,092,620

FUND SHARE TRANSACTIONS:
Fund share sold [8,971,063 and 18,790,583 shares, respectively]	112,498,316	212,407,355
Fund share repurchased [4,293,413 and 4,223,605 shares, respectively]	(53,841,084)	(46,701,698)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	58,657,232	165,705,657

TOTAL INCREASE IN NET ASSETS	94,046,758	254,798,277
NET ASSETS:
Beginning of year	658,994,112	404,195,835

End of year	$753,040,870	$658,994,112

SEE NOTES TO FINANCIAL STATEMENTS.

A364

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2014

The following abbreviations are used in the preceding Portfolios descriptions:

Currency:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

Exchange:

ASX	Australian Securities Exchange
FTSE	Financial Times Stock Exchange
NYSE	New York Stock Exchange
OTC	Over-The-Counter
TSX	Toronto Stock Exchange
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange

Index:

ABX	Asset-Backed Securities Index
CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
DAX	German Stock Index
IBEX	Spanish Stock Index
iTraxx	International Credit Derivative Index
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ADS	American Depositary Security
ASX	Australian Securities Exchange
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
BDR	Brazilian Depositary Receipt
bps	Basis Points
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
Euribor	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
PIK	Payment-in-Kind
PO	Principal Only
PRFC	Preference Shares
QMTF	Quote Multilateral Trading Facility
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
SDR	Sweden Depositary Receipt
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS.

A365

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2014 consisted of 90 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 10 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”):    Long-term capital appreciation.

AST AQR Large-Cap Portfolio (“AQR Large-Cap”):    Long-term capital appreciation.

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”):    Income, capital preservation, and capital appreciation.

AST FI Pyramis® Asset Allocation Portfolio (“FI Pyramis® Asset Allocation”):    Maximize total return.

AST Franklin Templeton Founding Funds Allocation Portfolio (“Franklin Templeton Founding Funds Allocation”):    Capital appreciation with a secondary investment objective to seek income.

AST Goldman Sachs Multi-Asset Portfolio (“Goldman Sachs Multi-Asset”):    High level of total return consistent with its level of risk tolerance.

AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”):    Capital appreciation consistent with its level of risk tolerance.

AST J.P. Morgan Strategic Opportunities Portfolio (“J.P. Morgan Strategic Opportunities”):    Maximize return compared to the benchmark through security selection and tactical asset allocation.

AST New Discovery Asset Allocation Portfolio (“New Discovery Asset Allocation”):    Total return.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

B1

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

B2

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and gurantees the options contracts against default.

B3

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

B4

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of a swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

B5

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.
Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

B6

As of December 31, 2014, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio hold such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities:    Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

B7

REITs:    Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders. The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions to shareholders are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2014, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Alpha Simplex Group, LLC for a portion of Academic Strategies;

AQR Capital Management, LLC / CNH Partners, LLC for AQR Large-Cap and a portion of Academic Strategies;

Bradford & Marzec LLC for a portion of New Discovery Asset Allocation through November 24, 2014;

Brown Advisory, LLC for a portion of New Discovery Asset Allocation through November 24, 2014;

C.S. McKee, LP for a portion of New Discovery Asset Allocation;

ClearBridge Investments, LLC for ClearBridge Dividend Growth;

CoreCommodity Management, LLC for a portion of Academic Strategies;

EARNEST Partners, LLC for a portion of New Discovery Asset Allocation;

Epoch Investment Partners, Inc. for a portion of New Discovery Asset Allocation;

First Quadrant, L.P. for a portion of Academic Strategies;

Franklin Advisers, Inc. for a portion of Franklin Templeton Founding Funds Allocation;

Franklin Mutual Advisers, LLC for a portion of Franklin Templeton Founding Funds Allocation;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Multi-Asset;

Jennison Associates LLC (“Jennison”) for a portion of Academic Strategies;

J.P. Morgan Investment Management, Inc. for J.P. Morgan Global Thematic, J. P. Morgan Strategic Opportunities and a portion of Academic Strategies;

Longfellow Investment Management Company for a portion of New Discovery Asset Allocation effective November 24, 2014;

Pacific Investment Management Company LLC (“PIMCO”) for a portion of Academic Strategies;

Parametric Portfolio Associates LLC for a portion of New Discovery Asset Allocation;

B8

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of Academic Strategies and manages Capital Growth Asset Allocation;

Pyramis® Global Advisors, LLC for FI Pyramis® Asset Allocation;

Quantitative Management Associates LLC (“QMA”) for a portion of Academic Strategies;

Security Global Investors, LLC for a portion of New Discovery Asset Allocation;

Templeton Global Advisors Ltd. for a portion of Franklin Templeton Founding Funds Allocation;

Thompson, Siegel & Walmsley LLC for a portion of New Discovery Asset Allocation;

Vision Capital Management, Inc. for a portion of New Discovery Asset Allocation effective November 24, 2014;

Western Asset Management Company and Western Asset Management Company Limited for a portion of Academic Strategies.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that the advisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees at December 31, 2014	Effective Advisory Fees
Academic Strategies†*	Fund-of-Funds Segments/Sleeves: 0.72% of average daily net assets Non Fund-of-Funds Segments/Sleeves: 0.71% first $300 million; 0.70% on next $200 million; 0.69% on next $250 million; 0.68% on next $ 2.5 billion; 0.67% on next $2.75 billion; 0.64% on next $4 billion; 0.62% in excess of $10 billion	0.70%

AQR Large-Cap	0.74% first $300 million; 0.73% on next $200 million; 0.72% on next $250 million; 0.71% on next $ 2.5 billion; 0.70% on next $2.75 billion; 0.67% on next $4 billion; 0.65% in excess of $10 billion	0.50%

Capital Growth Asset Allocation	0.15%	0.15%

ClearBridge Dividend Growth	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $ 2.5 billion; 0.80% on next $2.75 billion; 0.77% on next $4 billion; 0.75% in excess of $10 billion	0.71%

FI Pyramis® Asset Allocation	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $ 2.5 billion; 0.80% on next $2.75 billion; 0.77% on next $4 billion; 0.75% in excess of $10 billion	0.80%

Franklin Templeton Founding Funds Allocation	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $ 2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.91%

B9

	Advisory Fees at December 31, 2014	Effective Advisory Fees
Goldman Sachs Multi-Asset	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $ 2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.71%

J.P. Morgan Global Thematic**	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $ 2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.92%

J.P. Morgan Strategic Opportunities	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $ 2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	0.97%

New Discovery Asset Allocation	0.84% first $300 million; 0.83% on next $200 million; 0.82% on next $250 million; 0.81% on next $ 2.5 billion; 0.80% on next $750 million; 0.78% on next $2 billion; 0.75% on next $4 billion; 0.73% in excess of $10 billion	0.82%

	Fee Waivers and/or Expense Limitations through June 30, 2014	Fee Waivers and/or Expense Limitations effective July 1, 2014

AQR Large-Cap	voluntarily waive 0.007% plus contractually waive 0.17% through June 30, 2014	voluntarily waive 0.007% plus contractually waive 0.24% through June 30, 2015

ClearBridge Dividend Growth	contractually waive 0.11% through June 30, 2015	contractually waive 0.11% through June 30, 2015

FI Pyramis® Asset Allocation	contractually waive 0.018% through June 30, 2015(1)	contractually waive 0.018% through June 30, 2015

Franklin Templeton Founding Funds Allocation	contractually limit expenses to 1.10% through June 30, 2015	contractually limit expenses to 1.10% through June 30, 2015

Goldman Sachs Multi-Asset	contractually waive 0.013% through May 1, 2015(2), contractually waive 0.10% through June 30, 2015, plus contractually waive 0.10% through June 30, 2016	contractually waive 0.013% through May 1, 2015, contractually waive 0.10% through June 30, 2015, plus contractually waive 0.10% through June 30, 2016

New Discovery Asset Allocation	contractually waive 0.009% through June 30, 2015(3), contractually limit expense to 1.08% through June 30, 2015	contractually waive 0.009% through June 30, 2015, contractually limit expenses to 1.08% through June 30, 2015

†	For Academic Strategies, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Advanced Series Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Advanced Series Trust. Portfolio assets invested in mutual funds other than the portfolios of the Advanced Series Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
*	The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant

B10

Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.

**	Voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets.
(1)	Effective February 8, 2014.
(2)	Effective May 1, 2014.
(3)	Effective February 10, 2014.

AST Investment Services, Inc., Jennison, PI and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2014, brokerage commission recaptured under these agreements was as follows:

Amount
Academic Strategies	$40,189
Franklin Templeton Founding Funds Allocation	23,654
J.P. Morgan Global Thematic	33,318
J.P. Morgan Strategic Opportunities	47,608
New Discovery Asset Allocation	8,101

4.	Other Transactions with Affiliates

The Trust, excluding Capital Growth Asset Allocation Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Capital Growth Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

B11

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2014, PIM was compensated as follows for these services:

Amount
Academic Strategies	$272,337
AQR Large-Cap	34,267
ClearBridge Dividend Growth	34,401
FI Pyramis® Asset Allocation	210,545
Franklin Templeton Founding Funds Allocation	344,773
Goldman Sachs Multi-Asset	88,310
J.P. Morgan Global Thematic	127,769
J.P. Morgan Strategic Opportunities	116,006
New Discovery Asset Allocation	27,867

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2014, were as follows:

	Cost of Purchases	Proceeds from Sales
Academic Strategies	$2,883,400,570	$3,349,739,421
AQR Large-Cap	1,588,869,662	1,731,543,254
Capital Growth Asset Allocation	1,569,223,892	1,480,583,215
ClearBridge Dividend Growth	238,022,814	239,788,838
FI Pyramis® Asset Allocation	3,649,455,749	3,194,329,872
Franklin Templeton Founding Funds Allocation	1,192,470,057	1,235,993,523
Goldman Sachs Multi-Asset	4,130,151,732	4,165,100,223
J.P. Morgan Global Thematic	1,536,952,373	1,489,596,804
J.P. Morgan Strategic Opportunities	1,621,724,719	1,784,926,844
New Discovery Asset Allocation	470,537,274	465,748,510

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2014 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Academic Strategies
AQR Emerging Markets Equity	$130,955,264	$72,552,000	$8,550,000	$—	$192,668,870
Boston Partners Large-Cap Value	40,918,510	1,000,000	7,400,000		38,530,972
ClearBridge Dividend Growth	69,913,327	—	13,000,000	—	65,328,979
Cohen & Steers Realty	264,928,559	4,000,000	18,300,000	—	332,049,685
Global Real Estate	459,932,857	4,000,000	18,200,000	—	509,409,140
Goldman Sachs Large-Cap Value	52,306,511	1,000,000	6,900,000	—	53,038,067
Goldman Sachs Mid-Cap Growth	32,953,948	45,500,000	10,200,000	—	77,302,977
Goldman Sachs Small-Cap Value	79,380,265	—	3,000,000	—	82,056,464
Goldman Sachs Strategic Income	—	31,667,658	8,500,000	—	22,694,851
Herndon Large-Cap Value	41,450,808	1,000,000	5,900,000	—	37,230,019
High Yield	448,769,284	—	119,315,000	—	343,633,932
International Growth	415,964,654	—	36,200,000	—	357,386,153
International Value	576,884,641	—	50,700,000	—	490,306,742
Jennison Large-Cap Growth	27,541,075	1,000,000	11,925,000	—	18,454,736
Large-Cap Value	40,844,043	1,000,000	7,900,000	—	39,134,950
Loomis Sayles Large-Cap Growth	41,654,052	13,100,000	12,725,000	—	46,901,893
Lord Abbett Core Fixed Income	26,217,998	27,735,981	11,500,000	—	44,090,849
MFS Growth	41,794,357	1,000,000	7,225,000	—	38,974,890
MFS Large-Cap Value	41,206,537	1,000,000	6,400,000	—	39,757,662
Mid-Cap Value	150,115,575	—	15,800,000	—	155,606,661
Money Market	246,715	—	—	—	246,715

B12

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Academic Strategies (continued)
Neuberger Berman Core Bond	$15,380,688	$16,364,584	$9,500,000	$—	$23,003,196
Neuberger Berman Mid-Cap Growth	132,044,047	—	59,200,000	—	77,778,435
Neuberger Berman/LSV Mid-Cap Value	150,460,103	—	17,800,000	—	152,879,410
Parametric Emerging Markets Equity	204,475,694	—	39,876,000	—	156,269,543
PIMCO Limited Maturity Bond	715,792	—	—	—	715,100
PIMCO Total Return Bond	95,641,639	—	98,693,124	—	—
Prudential Core Bond	118,104,758	5,599,158	11,500,000	—	119,225,889
Prudential Global Short Duration High
Yield	—	54,597	38,787	1,024	16,302
QMA Emerging Markets Equity	180,570,837	—	52,226,000	—	122,267,360
QMA US Equity Alpha	209,892,713	—	39,000,000	—	204,257,962
Small-Cap Growth	21,466,110	—	1,000,000	—	21,299,411
Small-Cap Growth Opportunities	14,213,056	—	1,000,000		13,935,296
Small-Cap Value	144,601,221	—	14,000,000	—	137,013,878
T. Rowe Price Equity Income	54,875,567	1,000,000	6,900,000	—	52,913,451
T. Rowe Price Large-Cap Growth	27,323,484	1,000,000	11,625,000	—	18,228,368
T. Rowe Price Natural Resources	18,682,749	—	—	—	17,121,058
Western Asset Core Plus Bond	85,228,576	6,304,328	11,500,000	—	86,074,701

	$4,457,656,014	$235,878,306	$753,498,911	$1,024	$4,187,804,567

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Capital Growth Asset Allocation
AQR Emerging Markets Equity	$19,707,021	$13,981,120	$1,117,400	$—	$32,149,384
AQR Large-Cap	1,238,526,081	57,398,616	99,961,200	—	1,356,698,096
Boston Partners Large-Cap Value	235,786,292	12,099,576	15,343,000		256,155,516
ClearBridge Dividend Growth	616,811,883	26,949,308	43,060,900	—	683,874,425
Goldman Sachs Large-Cap Value	296,792,410	29,566,101	25,034,100	—	341,512,761
Goldman Sachs Mid-Cap Growth	9,019,079	15,197,877	1,773,800	—	25,175,893
Goldman Sachs Small-Cap Value	85,836,018	—	—	—	92,014,577
Goldman Sachs Strategic
Income	—	163,830,322	4,679,900	—	155,547,096
Herndon Large-Cap Value	228,902,063	22,399,576	12,986,100	—	241,779,837
High Yield	105,494,704	—	33,241,200	—	75,691,287
International Growth	825,994,677	99,686,500	33,180,700	—	843,598,401
International Value	808,884,400	131,686,500	43,144,200	—	838,616,320
Jennison Large-Cap Growth	292,961,269	21,026,403	93,642,300	—	240,800,535
Large-Cap Value	244,646,719	15,099,576	32,546,700	—	258,395,422
Loomis Sayles Large-Cap
Growth	438,388,997	182,008,740	36,269,085	—	645,568,319
Lord Abbett Core Fixed-Income	148,512,087	150,491,192	8,609,900	—	300,856,169
MFS Growth	438,822,150	33,512,091	31,923,800	—	478,789,790
MFS Large-Cap Value	227,630,196	20,099,576	14,064,000	—	257,664,392
Mid-Cap Value	23,981,764	1,041,193	916,200	—	27,689,534
Money Market	26,053,657	681,894	15,745,813	—	10,989,739
Neuberger Berman Core Bond	90,754,492	66,325,272	4,580,200	—	157,506,545
Neuberger Berman Mid-Cap Growth	35,952,777	4,262,133	16,514,700	—	25,171,494

B13

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Capital Growth Asset Allocation (continued)
Neuberger Berman/LSV
Mid-Cap Value	$24,198,112	$1,041,193	$2,002,100	$—	$26,649,205
Parametric Emerging Markets Equity	31,383,153	3,354,431	5,511,800	—	27,629,934
PIMCO Limited Maturity Bond	56,370,268	2,554,085	2,060,700	—	56,809,181
PIMCO Total Return Bond	514,309,206	23,424,731	554,614,762	—	—
Prudential Core Bond	627,199,592	174,767,796	26,532,800	—	814,850,607
QMA Emerging Markets Equity	27,054,920	2,553,975	7,584,200	—	21,041,991
QMA Large-Cap	1,242,334,833	57,398,616	125,422,800	—	1,358,612,349
Small-Cap Growth	164,502,267	17,934,863	11,265,400	—	177,978,207
Small-Cap Growth Opportunities	114,876,961	6,623,242	8,190,400	—	118,853,204
Small-Cap Value	222,963,799	12,554,311	18,207,055	—	228,549,765
T. Rowe Price Equity Income	323,822,759	22,466,101	29,128,300	—	340,113,994
T. Rowe Price Large-Cap Growth	293,070,013	27,026,403	99,828,200	—	238,175,801
T. Rowe Price Natural Resources	12,671,083	567,022	502,600	—	11,659,165
Templeton Global Bond	858,975	—	3,300	—	860,439
Western Asset Core Plus Bond	460,674,152	113,345,243	21,052,900	—	587,405,096
Western Asset Emerging
Markets Debt	57,338,159	36,268,314	340,700	—	91,675,287

	$10,613,086,988	$1,569,223,892	$1,480,583,215	$—	$11,447,109,757

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Goldman Sachs Multi-Asset
AST Goldman Sachs Strategic Income	$—	$28,896,401	$—	$—	$28,778,577

Written options transactions, during the year ended December 31, 2014, were as follows:

	Academic Strategies		JPMorgan Strategic Opportunities
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	262,794,050	$5,229,961	15,000	$2,608
Written options	1,694,456,395	79,037,768	531,000	55,714
Expired options	(489,784,865)	(26,003,105)	(335,000)	(28,496)
Closed options	(1,362,837,625)	(45,782,855)	(211,000)	(29,826)

Balance at end of year	104,627,955	$12,481,769	—	$—

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

B14

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of 0.075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

	Average Balance Outstanding During the Year	Average Interest Rate	Number of Days Balance Outstanding During the Year	Maximum Advance Outstanding During the Period	Outstanding Balance at December 31, 2014
Academic Strategies	$3,692,500	1.40%	8	$14,215,000	$—
FI Pyramis® Asset Allocation	1,382,797	1.40%	79	7,933,000	—
Goldman Sachs Multi-Asset	4,804,600	1.41%	15	10,853,000	—
J.P. Morgan Strategic Opportunities	1,110,357	1.40%	14	3,569,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2014, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”) and Pruco Life Insurance Company of New Jersey (“PLNJ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

B15

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2014		2013		2012(c)		2011		2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.57		$11.43		$10.27		$10.61		$9.57

Income (Loss) From Investment Operations:
Net investment income (loss)	.02		—	(d)	.10		.11		.08
Net realized and unrealized gain (loss) on investments	.46		1.14		1.18		(.39)		1.05

Total from investment operations	.48		1.14		1.28		(.28)		1.13

Less Distributions:	—		—		(.12)		(.06)		(.09)

Net Asset Value, end of year	$13.05		$12.57		$11.43		$10.27		$10.61

Total Return(a)	3.82%		9.97%		12.57%		(2.66)%		11.96%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,320.2		$7,926.8		$7,588.6		$5,973.4		$6,689.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.83	%(e)	.86	%(e)	.91	%(e)	.77	%(e)	.70	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.83	%(e)	.86	%(e)	.92	%(e)	.85	%(e)	.82	%(e)
Net investment income (loss)	.09%		(.03)%		.87%		1.03%		.76%
Portfolio turnover rate	65%		72%		102%		106%		75%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Includes dividend expense and broker fees and expenses on short sales of 0.06%, 0.09%, 0.14%, 0.06%, and 0.04% for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, respectively.

	AST AQR Large-Cap Portfolio
	Year Ended December 31, 2014	April 29, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.77	$10.00

Income (Loss) From Investment Operations:
Net investment income	.17	.09
Net realized and unrealized gain (loss) on investments	1.38	1.68

Total from investment operations	1.55	1.77

Net Asset Value, end of period	$13.32	$11.77

Total Return(a)	13.17%	17.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,791.3	$2,615.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.61%	.69	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.83%	.83	%(d)
Net investment income	1.25%	1.24	%(d)
Portfolio turnover rate	61%	42	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.01	$11.42	$10.14	$10.44	$9.32

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.03)	.09	.10	.05
Net realized and unrealized gain (loss) on investments	1.00	2.62	1.29	(.35)	1.18

Total from investment operations	.98	2.59	1.38	(.25)	1.23

Less Distributions:	—	—	(.10)	(.05)	(.11)

Net Asset Value, end of year	$14.99	$14.01	$11.42	$10.14	$10.44

Total Return(a)	7.00%	22.68%	13.73%	(2.43)%	13.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12,999.8	$12,055.0	$8,807.9	$6,556.1	$8,024.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.16%	.15%	.16%	.16%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.16%	.16%
Net investment income (loss)	(.14)%	(.15)%	.86%	.85%	.60%
Portfolio turnover rate	13%	57%	51%	69%	47%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

	AST ClearBridge Dividend Growth Portfolio
	Year Ended December 31, 2014	February 25, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.83	$10.00

Income From Investment Operations:
Net investment income	.22	.17
Net realized and unrealized gain on investments	1.39	1.66

Total from investment operations	1.61	1.83

Net Asset Value, end of period	$13.44	$11.83

Total Return(a)	13.61%	18.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,554.6	$1,396.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.83%	.87	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.94%	.94	%(d)
Net investment income	1.69%	1.72	%(d)
Portfolio turnover rate	17%	15	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST FI Pyramis® Asset Allocation Portfolio
	Year Ended December 31,
	2014(c)	2013(c)		2012(c)		2011		2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.59	$10.56		$9.35		$9.93		$8.80

Income (Loss) From Investment Operations:
Net investment income	.16	.09		.11		.06		.04
Net realized and unrealized gain (loss) on investments	.56	1.94		1.16		(.29)		1.13

Total from investment operations	.72	2.03		1.27		(.23)		1.17

Less Distributions:	—	—		(.06)		(.35)		(.04)

Net Asset Value, end of year	$13.31	$12.59		$10.56		$9.35		$9.93

Total Return(a)	5.72%	19.22%		13.64%		(2.47)%		13.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,221.5	$2,822.9		$1,804.4		$928.2		$785.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.94%	1.15	%(d)	1.26	%(d)	1.32	%(d)	1.21	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.95%	1.19	%(d)	1.34	%(d)	1.33	%(d)	1.22	%(d)
Net investment income	1.20%	.76%		1.07%		.73%		.44%
Portfolio turnover rate	199%	194%		217%		275%		334%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.22%, 0.30%, 0.28% and 0.18% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

	AST Franklin Templeton Founding Funds Allocation Portfolio
	Year Ended December 31,		April 30, 2012(c) through December 31, 2012(d)
	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.53	$10.87	$10.00

Income (Loss) From Investment Operations:
Net investment income	.36	.24	.09
Net realized and unrealized gain on investments	.07	2.42	.78

Total from investment operations	.43	2.66	.87

Net Asset Value, end of period	$13.96	$13.53	$10.87

Total Return(a)	3.18%	24.47%	8.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5,526.3	$5,421.0	$3,845.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.03%	1.07	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.03%	1.10	%(e)
Net investment income	2.53%	2.03%	1.32	%(e)
Portfolio turnover rate	25%	32%	21	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Multi-Asset Portfolio
	Year Ended December 31,
	2014	2013(c)	2012	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.63	$10.59	$9.96	$10.55	$9.50

Income (Loss) From Investment Operations:
Net investment income	.14	.07	.06	.07	.07
Net realized and unrealized gain (loss) on investments	.33	.97	.93	(.12)	1.03

Total from investment operations	.47	1.04	.99	(.05)	1.10

Less Distributions:	—	—	(.36)	(.54)	(.05)

Net Asset Value, end of year	$12.10	$11.63	$10.59	$9.96	$10.55

Total Return(a)	4.04%	9.82%	10.13%	(.51)%	11.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,000.0	$2,930.5	$2,613.2	$1,820.9	$1,666.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.86%	.69%	.23%	.25%	.26%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	.84%	.31%	.32%	.32%
Net investment income	1.17%	.66%	.68%	.73%	.73%
Portfolio turnover rate	218%	339%	37%	105%	63%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST J.P. Morgan Global Thematic Portfolio
	Year Ended December 31,
	2014	2013	2012(c)	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.57	$10.81	$9.64	$10.12	$8.92

Income (Loss) From Investment Operations:
Net investment income	.19	.13	.11	.05	.05
Net realized and unrealized gain (loss) on investments	.61	1.63	1.19	(.10)	1.18

Total from investment operations	.80	1.76	1.30	(.05)	1.23

Less Distributions:	—	—	(.13)	(.43)	(.03)

Net Asset Value, end of year	$13.37	$12.57	$10.81	$9.64	$10.12

Total Return(a)	6.36%	16.28%	13.58%	(.57)%	13.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,146.7	$3,000.3	$2,288.4	$1,378.5	$1,280.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%	1.07%	.58%	.26%	.29%
Expenses Before Waivers and/or Expense Reimbursement	1.06%	1.07%	.64%	.32%	.33%
Net investment income	1.43%	1.22%	1.05%	.60%	.58%
Portfolio turnover rate	59%	68%	178%	131%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST J.P. Morgan Strategic Opportunities Portfolio
	Year Ended December 31,
	2014(c)		2013		2012(c)		2011		2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.60		$14.05		$12.90		$12.98		$12.15

Income (Loss) From Investment Operations:
Net investment income	.21		.18		.21		.22		.12
Net realized and unrealized gain (loss) on investments	.64		1.37		1.16		(.19)		.76

Total from investment operations	.85		1.55		1.37		.03		.88

Less Distributions:	—		—		(.22)		(.11)		(.05)

Capital Contributions:(d)	—		—		—		—	(e)	—

Net Asset Value, end of year	$16.45		$15.60		$14.05		$12.90		$12.98

Total Return(a)	5.45%		11.03%		10.72%		.23%		7.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,978.4		$3,019.1		$2,730.2		$2,004.9		$2,071.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22	%(f)	1.26	%(f)	1.29	%(f)	1.24	%(f)	1.24	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.22	%(f)	1.27	%(f)	1.32	%(f)	1.27	%(f)	1.26	%(f)
Net investment income	1.34%		1.21%		1.54%		1.69%		1.08%
Portfolio turnover rate	61%		75%		89%		116%		211%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e)	Less than $0.005 per share.

(f)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.10%, 0.12%, 0.16%, 0.11% and 0.11% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

	AST New Discovery Asset Allocation Portfolio
	Year Ended December 31,		April 30, 2012(c) through December 31, 2012
	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.26	$10.31	$10.00

Income (Loss) From Investment Operations:
Net investment income	.12	.11	.08
Net realized and unrealized gain on investments	.51	1.84	.35

Total from investment operations	.63	1.95	.43

Less Distributions:	—	—	(.12)

Net Asset Value, end of period	$12.89	$12.26	$10.31

Total Return(a)	5.14%	18.91%	4.41%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$753.0	$659.0	$404.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.03%	1.06	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.03%	1.06	%(d)
Net investment income	1.00%	1.08%	1.03	%(d)
Portfolio turnover rate	105%	60%	143	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST Academic Strategies Asset Allocation Portfolio, AST AQR Large-Cap Portfolio, AST Capital Growth Asset Allocation Portfolio, AST ClearBridge Dividend Growth Portfolio, AST FI Pyramis Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Allocation Portfolio, AST Goldman Sachs Multi-Asset Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, and AST New Discovery Asset Allocation Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2015

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 47) Trustee Since 2011 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Sherry S. Barrat* (Age: 65) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 55) Trustee Since 2014 Number of Portfolios in Fund Complex† Overseen by Trustee: 92	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 64) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (Age: 76) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (Age: 68) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
W. Scott McDonald, Jr., PhD* (Age: 77) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas T. Mooney* (Age: 73) Trustee Since 2003 Independent Chair Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien* (Age: 64) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustees
Robert F. O’Donnell* (Age: 46) Trustee & President Since 2012 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None
Timothy S. Cronin* (Age: 49) Trustee & Vice President Since 2009 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None
Bruce W. Ferris* (Age: 59) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None

* The address of each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (59) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (39) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (40) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (56) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

E2

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Jonathan D. Shain* (56) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (40) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).
Kathleen DeNicholas* (40) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (50) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (47) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (53) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (58) Assistant Treasurer Since 2006	Vice President and Corporate Counsel — Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (52) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (46) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

1 Excludes Messrs. O’Donnell and Cronin, interested Trustees who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears under “Interested Trustees,” above.

E3

Board Approval of New Subadvisory Agreements: AST New Discovery Asset Allocation Portfolio

Approval of a New Subadvisory Agreement with Vision Capital Management, Inc.

As required by the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (AST) considered a proposed subadvisory agreement among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) and Vision Capital Management, Inc. (the Subadviser) for the AST New Discovery Asset Allocation Portfolio (the Portfolio). The subadvisory agreement with the Subadviser (the Subadvisory Agreement) relates to the appointment of the Subadviser to replace Brown Advisory, LLC (Brown Advisory) as the new subadviser to the Portfolio. The Board, including all of the trustees who were not parties to the Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), met on March 12-14, 2014 (the Meeting) and approved the Subadvisory Agreement for an initial two year period, after concluding that approval of the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Subadviser; performance information; the fees paid by the Manager to the Subadviser; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Subadviser. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and the Subadviser are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Brown Advisory under the current subadvisory agreement and those that would be provided by the Subadviser under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Brown Advisory and the Subadviser were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of the Subadviser. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Subadviser. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to the Subadviser.

The Board received and considered information regarding the assets under management for both Brown Advisory and the Subadviser. The Board noted the Manager’s representation that the Portfolio is designed to provide access to boutique asset management firms and that the change from Brown Advisory to the Subadviser is consistent with that design.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about the Subadviser, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Subadviser.

Performance

The Board received and considered information regarding the Subadviser’s investment performance in funds and accounts that use investment strategies similar to the one to be used by the Subadviser for the Portfolio. The Board concluded that it was satisfied with the performance record of the Subadviser.

Fee Rates

The Board considered the proposed subadvisory fee rate payable from the Manager to the Subadviser under the Subadvisory Agreement. The Board considered that the effective subadvisory fee rate for the Subadviser was higher than that for Brown Advisory but that the higher rate would be paid by the Manager and not the Portfolio. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of the Subadviser is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to the Subadviser

The Board considered potential “fall out” or ancillary benefits anticipated to be received by the Subadviser and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Subadviser included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

Approval of a New Subadvisory Agreement with Longfellow Investment Management Company

As required by the 1940 Act, the Board of AST considered a proposed subadvisory agreement among PI, ASTIS and Longfellow Investment Management Company (Longfellow) for the Portfolio. The subadvisory agreement with Longfellow (the Subadvisory Agreement) relates to the appointment of Longfellow to replace Bradford & Marzec LLC (Bradford & Marzec) as the new subadviser for the core plus sleeve (the Core Plus Sleeve) of the Portfolio. The Board, including all of the Independent Trustees, met on June 18-19, 2014 (the Meeting) and approved the Subadvisory Agreement for an initial two year period after concluding that approval of the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Longfellow; comparable performance information; the fees paid by the Manager to Longfellow; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Longfellow. In connection with its deliberations, the Board considered information provided by the Manager and Longfellow at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and Longfellow are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Bradford & Marzec under the current subadvisory agreement and those that would be provided by Longfellow under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Bradford & Marzec and Longfellow were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Longfellow. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Longfellow. The Board noted that it received a favorable compliance report from AST’s Chief Compliance Officer as to Longfellow.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Longfellow, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Longfellow.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by Longfellow utilizing an investment strategy similar to the strategy proposed for the Core Plus Sleeve of the Portfolio. The Board concluded that it was satisfied with the performance of Longfellow.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to Longfellow under the Subadvisory Agreement. The Board considered that, based on the net assets of the Core Plus Sleeve of the Portfolio as of May 15, 2014, the effective subadvisory fee rate that would have been paid to Longfellow under the Subadvisory Agreement is lower than the effective subadvisory fee rate paid to Bradford & Marzec under the current subadvisory arrangement. The Board noted that the lower effective subadvisory fee that would have been paid to Longfellow reflected a reduced asset size in the Core Plus Sleeve that was intentionally lowered by the Manager due to the investment performance of the sleeve. The Board reviewed the effective subadvisory fee rate paid to Bradford & Marzec during the three month period ended December 31, 2013 and noted that the effective subadvisory fee rate paid to Bradford & Marzec during that period was equal to the effective subadvisory fee rate that would have been paid to Longfellow under the Subadvisory Agreement.

The Board also noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of Longfellow is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to Longfellow

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Longfellow in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Longfellow were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Longfellow included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

©2015 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239749-00005-00    AST-AR-D

ADVANCED SERIES TRUST

ANNUAL REPORT  • DECEMBER 31, 2014

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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AST Multi-Sector Fixed Income Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2014

■	LETTER TO CONTRACT OWNERS

■	REPORT OF THE INVESTMENT MANAGERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Multi-Sector Fixed Income Portfolio	A1

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2014

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 30, 2015

AST Multi-Sector Fixed Income Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	11.17%	3.99%
Barclays U.S. Long Corporate Index	15.73	5.67
Blended Index	11.59	4.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2014, the AST Multi-Sector Fixed Income Portfolio returned 11.17%. The net assets of the Portfolio at December 31, 2014 were $2,776.2 million.

The Portfolio’s investment objective is to seek to maximize total return consistent with the long-term preservation of capital. The Portfolio’s subadviser is Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75%, while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story for investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

Overall, sentiment for corporate bonds was positive. In most industries, corporate earnings and revenues rose, free cash flow stayed positive, and leverage remained low despite an increase in mergers and acquisitions, share buybacks, and dividend payments. The strength of the U.S. stock market and accommodative global central bank policies fueled a search for yield, which further supported corporate bond prices.

For the year, the Blended Index gained 11.59%. Relative to the Blended Index, the Portfolio’s returns were limited by its underweight in Time-Warner, which rallied on news the company had agreed to be acquired by Comcast.

The Portfolio benefited from an underweight relative to the Blended Index in the energy sector, which suffered on the sharp drop in oil prices. An underweight position and effective issue selection in the pipelines industry also helped performance, while individual issue selection in electric utilities contributed significantly. Relative to single-issue contributors, the Portfolio benefited from its lack of exposure to offshore drilling contractor Transocean and its overweight in home improvement retailer Home Depot. In addition, an overweight in Mexican government bonds enhanced relative performance. The Portfolio’s sector positioning in municipal securities and commercial mortgage-backed securities also added value, as these sectors outperformed corporate bonds during the period.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio. Both are Prudential Financial companies.

Blended Index consists of Barclays U.S. Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from U.S. and non-U.S. industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Barclays U.S. Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from U.S. and non-U.S. industrial, utility, and financial institutions issuers with a duration of 1-10 years. (Note: This blend has a cap of 7.5% on Financials). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc., is a registered investment adviser and Prudential Financial company.

1

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2014

AST Multi-Sector Fixed Income
Allocation	(% of Net Assets	)
Corporate Bonds	83.2%
Commercial Mortgage-Backed Securities	7.2%
Municipal Bonds	2.8%
U.S. Treasury Obligations	2.5%
Foreign Agency	0.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2014

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Multi-Sector Fixed Income Portfolio	Actual	$1,000.00	$1,025.80	0.78%	$3.98
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2014, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MULTI-SECTOR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 96.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.2%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.577%	(c)	04/10/49	2,412	$2,581,251
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A3	4.095%		09/10/46	2,500	2,699,800
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	7,370	7,669,672
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3	3.356%		07/10/47	20,000	20,495,440
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS6, Class A4	3.378%		12/10/47	2,000	2,037,898
Commercial Mortgage Trust, Series 2012-LC4, Class A3	3.069%		12/10/44	400	411,854
Commercial Mortgage Trust, Series 2013-CR9, Class A3	4.022%		07/10/45	1,000	1,078,617
Commercial Mortgage Trust, Series 2013-CR12, Class A3	3.765%		10/10/46	5,000	5,291,055
Commercial Mortgage Trust, Series 2013-LC13, Class A4	3.916%		08/10/46	2,500	2,673,520
Commercial Mortgage Trust, Series 2014-CR15, Class A3	3.796%		02/10/47	8,000	8,458,904
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	10,000	10,355,200
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	23,000	23,346,173
Commercial Mortgage Trust, Series 2014-UBS4, Class A4	3.420%		08/10/47	20,000	20,507,720
GS Mortgage Securities Trust, Series 2013-GC12, Class A3	2.860%		06/10/46	2,000	1,982,656
GS Mortgage Securities Trust, Series 2013-GC14, Class A4	3.955%		08/10/46	2,500	2,673,075
GS Mortgage Securities Trust, Series 2014-GC18, Class A3	3.801%		01/10/47	10,000	10,553,870
GS Mortgage Securities Trust, Series 2014-GC22, Class A4	3.587%		06/10/47	15,000	15,548,910
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A3	3.928%		01/15/47	10,000	10,710,050
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A3A1	3.538%		09/15/47	15,000	15,510,495
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	470	485,685
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	2,000	1,955,146
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A3	5.835%	(c)	06/12/50	144	143,723
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A3	3.973%		10/15/46	5,500	5,910,955
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A5	5.416%	(c)	01/15/45	500	517,999
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.723%	(c)	05/15/43	500	523,569
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(c)	05/15/46	3,302	3,516,581
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3	3.986%		07/15/46	1,000	1,075,338
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	15,000	15,554,040

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A4	3.766%	03/15/47	5,000	$5,276,595

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $194,219,842)				199,545,791

CORPORATE BONDS — 83.2%
Aerospace & Defense — 0.9%
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A(a)	4.750%	10/07/44	2,675	2,856,841
Esterline Technologies Corp., Gtd. Notes	7.000%	08/01/20	1,000	1,050,000
Honeywell International, Inc., Sr. Unsec’d. Notes	5.375%	03/01/41	1,000	1,250,792
Northrop Grumman Corp., Sr. Unsec’d. Notes	4.750%	06/01/43	500	558,227
Textron, Inc., Sr. Unsec’d. Notes	3.650%	03/01/21	1,500	1,539,879
Textron, Inc., Sr. Unsec’d. Notes	7.250%	10/01/19	750	890,287
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42	10,350	11,268,966
United Technologies Corp., Sr. Unsec’d. Notes	7.500%	09/15/29	3,900	5,571,138

				24,986,130

Airlines — 1.1%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000%	07/15/25	2,372	2,413,316
American Airlines 2013-2 Class A Pass-Through Trust, Equipment Trust	4.950%	01/15/23	9,293	9,955,520
Continental Airlines, Pass-Through Certificates	5.983%	04/19/22	372	407,742
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821%	08/10/22	629	729,688
Delta Air Lines 2009-1 Class A Pass-Through Trust, Pass-Through Certificates	7.750%	12/17/19	226	261,368
Delta Air Lines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750%	05/07/20	1,730	1,842,097
United Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.300%	08/15/25	3,325	3,441,375
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.000%	04/11/26	4,500	4,567,500
United Airlines 2014-2 Class A Pass-Through Trust, Pass-Through Certificates(a)	3.750%	09/03/26	5,500	5,541,250
US Airways, Pass-Through Certificates	3.950%	11/15/25	291	297,089

				29,456,945

Automobiles — 2.2%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.875%	03/10/21	3,500	3,531,311
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.875%	09/15/21	1,359	1,448,069
Delphi Corp., Gtd. Notes	4.150%	03/15/24	7,000	7,235,809
Ford Motor Co., Sr. Unsec’d. Notes(a)	4.750%	01/15/43	2,000	2,110,240
Ford Motor Co., Sr. Unsec’d. Notes	6.625%	10/01/28	2,800	3,438,918
Ford Motor Co., Sr. Unsec’d. Notes	7.450%	07/16/31	7,650	10,385,602
Ford Motor Co., Sr. Unsec’d. Notes(a)	7.700%	05/15/97	2,000	2,646,554
Ford Motor Co., Sr. Unsec’d. Notes	9.980%	02/15/47	2,300	3,714,875
General Motors Co., Sr. Unsec’d. Notes	4.000%	04/01/25	800	802,000
General Motors Co., Sr. Unsec’d. Notes(a)	5.000%	04/01/35	10,000	10,420,900
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43	6,075	7,257,195
General Motors Financial Co., Inc., Gtd. Notes	4.375%	09/25/21	5,000	5,218,750
Johnson Controls, Inc., Sr. Unsec’d. Notes	4.950%	07/02/64	3,170	3,268,175

				61,478,398

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks — 7.1%
Bank of America Corp., Jr. Sub. Notes	6.250%	(c)	12/31/49	5,075	$5,016,318
Bank of America Corp., Jr. Sub. Notes(a)(g)	6.500%	(c)	12/29/49	2,000	2,035,800
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	4.875%		04/01/44	5,725	6,324,900
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	5.000%		01/21/44	4,785	5,358,363
Bank of America Corp., Sub. Notes	6.110%		01/29/37	1,000	1,180,754
Bank of America Corp., Sub. Notes, MTN(a)	4.200%		08/26/24	6,650	6,774,521
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	3.950%		11/18/25	4,000	4,281,576
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(a)	3.750%		05/15/24	4,520	4,658,994
Barclays PLC (United Kingdom), Sub. Notes	4.375%		09/11/24	6,275	6,047,224
CIT Group, Inc., Sr. Unsec’d. Notes	3.875%		02/19/19	1,200	1,197,000
CIT Group, Inc., Sr. Unsec’d. Notes, 144A(a)	5.500%		02/15/19	300	316,500
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.950%		11/07/43	4,065	4,531,154
Citigroup, Inc., Sr. Unsec’d. Notes(a)	5.875%		01/30/42	5,000	6,289,180
Citigroup, Inc., Sr. Unsec’d. Notes	6.875%		02/15/98	1,800	2,437,456
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	2,000	3,061,868
Citigroup, Inc., Sub. Notes	4.300%		11/20/26	7,500	7,483,200
Citigroup, Inc., Sub. Notes	5.300%		05/06/44	5,200	5,697,479
Citigroup, Inc., Sub. Notes	6.675%		09/13/43	2,400	3,103,327
Discover Bank, Sr. Unsec’d. Notes	4.200%		08/08/23	725	760,764
First Tennessee Bank NA, Sr. Unsec’d. Notes	2.950%		12/01/19	1,335	1,331,570
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.700%	(c)	12/31/49	3,325	3,363,237
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%		01/22/23	225	227,840
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	700	809,751
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	2,000	2,528,288
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	4.000%		03/03/24	2,200	2,283,928
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	4.800%		07/08/44	5,500	5,890,929
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%		06/15/20	2,000	2,312,056
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	9,660	12,146,243
HSBC Holdings PLC (United Kingdom), Sub. Notes	5.250%		03/14/44	1,330	1,489,806
Intesa Sanpaolo SpA (Italy), Gtd. Notes(a)	2.375%		01/13/17	814	821,125
JPMorgan Chase & Co., Jr. Sub. Notes	5.000%	(c)	12/31/49	7,000	6,849,059
JPMorgan Chase & Co., Jr. Sub. Notes(a)	5.150%	(c)	12/31/49	1,800	1,695,600
JPMorgan Chase & Co., Jr. Sub. Notes	6.100%	(c)	12/31/49	6,000	5,985,000
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(c)	04/29/49	4,400	4,735,720
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	150	163,001
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.850%		02/01/44	2,600	2,884,188
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.400%		01/06/42	250	293,875
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.600%		07/15/41	1,100	1,331,780
JPMorgan Chase & Co., Sub. Notes(a)	4.125%		12/15/26	9,450	9,459,545
JPMorgan Chase & Co., Sub. Notes	5.625%		08/16/43	1,875	2,180,443
Lloyds Banking Group PLC (United Kingdom), Sub. Notes(a)	4.500%		11/04/24	1,350	1,362,338
Morgan Stanley, Jr. Sub. Notes	5.450%	(c)	12/31/49	3,675	3,681,615
Morgan Stanley, Sr. Unsec’d. Notes(a)	3.700%		10/23/24	7,120	7,216,974
Morgan Stanley, Sr. Unsec’d. Notes(a)	6.375%		07/24/42	8,600	11,421,092
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	5.500%		07/28/21	300	340,464

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Morgan Stanley, Sr. Unsec’d. Notes, MTN	7.300%	05/13/19	900	$1,067,531
Morgan Stanley, Sub. Notes, MTN	4.100%	05/22/23	105	106,306
Morgan Stanley, Sub. Notes, MTN	4.350%	09/08/26	2,600	2,615,535
Morgan Stanley, Sub. Notes, MTN	4.875%	11/01/22	120	127,449
Morgan Stanley, Sub. Notes, MTN	5.000%	11/24/25	1,000	1,067,115
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.250%	09/21/22	2,500	2,595,815
Northern Trust Corp., Sub. Notes	3.950%	10/30/25	3,550	3,694,687
People’s United Bank, Sub. Notes	4.000%	07/15/24	3,445	3,489,413
Service Corp. International/US, Sr. Unsec’d. Notes	7.625%	10/01/18	3,000	3,346,200
Wells Fargo & Co., Sub. Notes	5.606%	01/15/44	6,750	7,946,181
Wells Fargo & Co., Sub. Notes, MTN	4.125%	08/15/23	1,500	1,574,371

				196,992,448

Beverages — 1.3%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.000%	01/17/43	1,700	1,687,068
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes(a)	4.625%	02/01/44	15,700	17,076,450
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%	04/15/20	225	251,566
Coca-Cola Co. (The), Sr. Unsec’d. Notes	2.500%	04/01/23	1,200	1,177,664
Coca-Cola Co. (The), Sr. Unsec’d. Notes(a)	3.200%	11/01/23	3,550	3,652,116
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	5.250%	11/26/43	2,400	2,778,960
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%	10/01/18	250	266,153
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	1,500	1,488,750
PepsiCo, Inc., Sr. Unsec’d. Notes(a)	2.750%	03/01/23	750	737,909
SABMiller Holdings, Inc. (United Kingdom), Gtd. Notes, 144A(a)	2.200%	08/01/18	5,500	5,514,801

				34,631,437

Biotechnology — 1.5%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	6,000	6,098,646
Amgen, Inc., Sr. Unsec’d. Notes	3.875%	11/15/21	500	528,257
Amgen, Inc., Sr. Unsec’d. Notes	5.150%	11/15/41	10,305	11,615,281
Amgen, Inc., Sr. Unsec’d. Notes(a)	5.650%	06/15/42	5,400	6,424,915
Amgen, Inc., Sr. Unsec’d. Notes	5.750%	03/15/40	1,580	1,890,350
Celgene Corp., Sr. Unsec’d. Notes	4.625%	05/15/44	1,837	1,905,456
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	1,400	1,468,363
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.500%	02/01/45	6,900	7,374,713
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.800%	04/01/44	2,550	2,828,598
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%	12/01/41	1,000	1,238,178

				41,372,757

Building Products — 0.4%
Masco Corp., Sr. Unsec’d. Notes	6.125%	10/03/16	5,629	5,969,555
Owens Corning, Gtd. Notes	9.000%	06/15/19	5,000	6,050,885

				12,020,440

Capital Goods — 0.7%
ADT Corp. (The), Sr. Unsec’d. Notes	2.250%	07/15/17	2,000	1,935,000
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $12,930,970; purchased 05/29/14)(f)(g)	3.300%	10/15/22	13,000	12,890,462

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Capital Goods (continued)
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,041,930; purchased 10/29/13)(f)(g)	5.625%		03/15/42	1,000	$1,167,442
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $3,406,695; purchased 08/29/13-01/14/14)(f)(g)	7.000%		10/15/37	2,800	3,773,316

					19,766,220

Capital Markets — 0.2%
Ameriprise Financial, Inc., Sr. Unsec’d. Notes	4.000%		10/15/23	500	529,633
Legg Mason, Inc., Sr. Unsec’d. Notes	5.625%		01/15/44	1,300	1,487,014
Leucadia National Corp., Sr. Unsec’d. Notes	6.625%		10/23/43	3,500	3,558,237

					5,574,884

Chemicals — 6.9%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	1,350	1,317,828
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900%		06/01/43	200	207,169
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250%		01/15/45	2,300	2,484,265
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%		01/15/41	4,700	5,576,141
Ashland, Inc., Gtd. Notes(a)	4.750%	(c)	08/15/22	6,031	6,031,000
Ashland, Inc., Sr. Unsec’d. Notes	3.875%		04/15/18	6,050	6,110,500
Ashland, Inc., Sr. Unsec’d. Notes	6.875%		05/15/43	2,000	2,130,000
Celanese US Holdings LLC, Gtd. Notes(a)	4.625%		11/15/22	750	742,500
CF Industries, Inc., Gtd. Notes	4.950%		06/01/43	2,575	2,566,873
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44	18,170	19,603,522
Chemtura Corp., Gtd. Notes(a)	5.750%		07/15/21	1,000	975,000
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%		11/15/22	1,400	1,367,887
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	4.125%		11/15/21	14,490	15,310,235
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	775	828,577
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	4.375%		11/15/42	8,030	7,777,440
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44	12,100	12,253,634
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%		11/15/41	3,650	3,936,583
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39	800	1,298,026
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes(a)	2.800%		02/15/23	900	885,274
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes(a)	4.150%		02/15/43	1,800	1,813,207
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	4.900%		01/15/41	1,500	1,643,711
Eastman Chemical Co., Sr. Unsec’d. Notes	3.600%		08/15/22	11,700	11,848,321
Eastman Chemical Co., Sr. Unsec’d. Notes	3.800%		03/15/25	4,325	4,402,768
Eastman Chemical Co., Sr. Unsec’d. Notes	4.800%		09/01/42	1,000	1,011,263
Ecolab, Inc., Sr. Unsec’d. Notes	4.350%		12/08/21	2,966	3,231,721
Ecolab, Inc., Sr. Unsec’d. Notes	5.500%		12/08/41	2,375	2,858,849
INVISTA Finance LLC, Sr. Sec’d. Notes, 144A (original cost $9,400,000; purchased 10/09/14)(f)(g)	4.250%		10/15/19	9,400	9,400,000
LYB International Finance BV (Netherlands), Gtd. Notes	4.875%		03/15/44	5,440	5,596,482
LYB International Finance BV (Netherlands), Gtd. Notes(a)	5.250%		07/15/43	19,595	21,292,828
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21	3,300	3,798,165
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.650%		12/01/44	5,000	5,112,230
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A(a)	5.875%		09/17/44	2,300	2,173,500
Monsanto Co., Sr. Unsec’d. Notes	3.600%		07/15/42	1,000	910,929
Monsanto Co., Sr. Unsec’d. Notes	4.200%		07/15/34	775	807,550

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals (continued)
Monsanto Co., Sr. Unsec’d. Notes	4.400%		07/15/44	1,830	$1,898,704
Monsanto Co., Sr. Unsec’d. Notes	4.650%		11/15/43	4,038	4,305,610
Monsanto Co., Sr. Unsec’d. Notes	4.700%		07/15/64	3,875	4,063,034
Mosaic Co. (The), Sr. Unsec’d. Notes	3.750%		11/15/21	1,370	1,425,897
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%		11/15/33	915	1,035,237
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43	3,390	3,884,991
PPG Industries, Inc., Sr. Unsec’d. Notes	3.600%		11/15/20	2,000	2,081,208
Syngenta Finance NV (Switzerland), Gtd. Notes	4.375%		03/28/42	4,440	4,597,713
Union Carbide Corp., Sr. Unsec’d. Notes	7.750%		10/01/96	500	660,805
WR Grace & Co-Conn, Gtd. Notes, 144A	5.125%		10/01/21	1,400	1,435,000

					192,692,177

Commercial Services & Supplies — 0.2%
Clean Harbors, Inc., Gtd. Notes	5.250%		08/01/20	3,000	3,015,000
Steelcase, Inc., Sr. Unsec’d. Notes	6.375%		02/15/21	3,240	3,739,987

					6,754,987

Construction Materials — 0.3%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%		07/15/22	725	770,313
Griffon Corp., Gtd. Notes	5.250%		03/01/22	2,900	2,715,125
Macmillan Bloedel Pembroke LP (Canada), Sr. Unsec’d. Notes	7.700%		02/15/26	1,500	1,837,242
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250%		07/02/24	1,125	1,153,242
Owens Corning, Gtd. Notes	4.200%		12/15/22	1,626	1,650,193
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%		04/15/21	600	591,000

					8,717,115

Consumer Finance — 0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	3.750%		05/15/19	1,100	1,089,000
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	4.500%		05/15/21	1,275	1,290,937
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	1,250	1,548,324
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	5,450	5,559,441
Navient Corp., Sr. Unsec’d. Notes(a)	5.000%		10/26/20	1,825	1,790,781
Navient LLC, Sr. Unsec’d. Notes, MTN	8.000%		03/25/20	3,250	3,599,375
Navient LLC, Sr. Unsec’d. Notes, MTN	8.450%		06/15/18	6,100	6,801,500

					21,679,358

Containers & Packaging — 0.2%
Ball Corp., Gtd. Notes	4.000%		11/15/23	975	940,875
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500%		01/15/23	300	291,000
Greif, Inc., Sr. Unsec’d. Notes	7.750%		08/01/19	625	706,250
Packaging Corp. of America, Sr. Unsec’d. Notes	3.900%		06/15/22	2,200	2,256,426
Silgan Holdings, Inc., Sr. Unsec’d. Notes	5.500%		02/01/22	1,400	1,435,000

					5,629,551

Diversified Financial Services — 1.0%
American Express Co., Jr. Sub. Notes	5.200%	(c)	12/29/49	985	1,000,358
American Express Co., Sub. Notes	3.625%		12/05/24	3,610	3,640,089
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	3.000%		10/08/21	2,000	2,016,260

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services (continued)
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	3.375%	10/08/24	975	$992,133
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	5.875%	01/14/38	760	961,674
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.875%	01/10/39	2,000	2,829,014
General Motors Financial Co., Inc., Gtd. Notes	2.625%	07/10/17	6,500	6,528,177
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%	04/15/18	5,000	5,000,000
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	5.875%	04/01/19	1,000	1,077,500
Synchrony Financial, Sr. Unsec’d. Notes(a)	4.250%	08/15/24	3,525	3,617,105

				27,662,310

Diversified Telecommunication Services — 4.7%
AT&T, Inc., Sr. Unsec’d. Notes	4.300%	12/15/42	465	442,081
AT&T, Inc., Sr. Unsec’d. Notes	4.350%	06/15/45	12,769	12,038,026
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.800%	06/15/44	6,198	6,315,489
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	6,450	6,984,195
AT&T, Inc., Sr. Unsec’d. Notes	5.550%	08/15/41	2,640	2,941,752
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.500%	09/15/16	10,000	10,221,750
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	4.400%	11/01/34	4,952	4,922,194
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%	11/01/41	2,750	2,819,217
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	4.862%	08/21/46	6,425	6,599,933
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A	5.012%	08/21/54	36,448	37,707,242
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.050%	03/15/34	16,475	17,574,294
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33	3,178	3,914,606
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	6.550%	09/15/43	13,395	17,160,991

				129,641,770

Electric Utilities — 10.1%
AES Corp., Sr. Unsec’d. Notes	4.875%	05/15/23	750	744,375
Alabama Power Co., Sr. Unsec’d. Notes	4.150%	08/15/44	4,500	4,724,429
Arizona Public Service Co., Sr. Unsec’d. Notes	4.700%	01/15/44	2,550	2,904,715
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%	07/01/23	325	333,126
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage(a)	4.500%	04/01/44	2,300	2,567,108
CMS Energy Corp., Sr. Unsec’d. Notes(a)	3.875%	03/01/24	9,250	9,604,719
CMS Energy Corp., Sr. Unsec’d. Notes	4.875%	03/01/44	4,100	4,485,408
Commonwealth Edison Co., First Mortgage	2.150%	01/15/19	700	705,229
Commonwealth Edison Co., First Mortgage	4.600%	08/15/43	2,000	2,242,254
Commonwealth Edison Co., First Mortgage	4.700%	01/15/44	925	1,053,671
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	4.450%	03/15/44	8,000	8,651,760
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.700%	06/15/40	2,120	2,685,826
Delmarva Power & Light Co., First Mortgage	3.500%	11/15/23	8,800	9,159,014
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes(a)	4.800%	11/01/43	925	996,847

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric Utilities (continued)
Dominion Resources Inc/VA, Sr. Unsec’d. Notes	4.700%	12/01/44	10,000	$10,641,830
DTE Electric Co., General Ref. Mortgage	4.000%	04/01/43	525	541,625
DTE Electric Co., General Ref. Mortgage	4.300%	07/01/44	4,675	5,073,801
DTE Energy Co., Sr. Unsec’d. Notes	3.850%	12/01/23	5,000	5,252,370
Duke Energy Corp., Sr. Unsec’d. Notes	3.950%	10/15/23	1,200	1,272,220
Duke Energy Indiana, Inc., First Mortgage	4.900%	07/15/43	400	471,126
Duke Energy Ohio, Inc., First Mortgage(a)	3.800%	09/01/23	1,500	1,595,065
Duke Energy Progress, Inc., First Mortgage	4.100%	03/15/43	1,200	1,273,614
Duke Energy Progress, Inc., First Mortgage	5.700%	04/01/35	500	609,606
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	3,150	3,395,278
Florida Power & Light Co., First Mortgage(a)	3.250%	06/01/24	3,575	3,661,304
Florida Power & Light Co., First Mortgage	4.050%	10/01/44	7,550	7,917,844
Interstate Power & Light Co., Sr. Unsec’d. Notes	4.700%	10/15/43	675	774,821
IPALCO Enterprises, Inc., Sr. Sec’d. Notes, 144A	7.250%	04/01/16	1,800	1,899,000
ITC Holdings Corp., Sr. Unsec’d. Notes	5.300%	07/01/43	1,000	1,165,970
Jersey Central Power & Light Co., Sr. Unsec’d. Notes, 144A	4.700%	04/01/24	1,000	1,067,584
Kansas Gas & Electric Co., First Mortgage, 144A	4.300%	07/15/44	2,000	2,181,954
Kentucky Utilities Co., First Mortgage	4.650%	11/15/43	675	772,994
Metropolitan Edison Co., Sr. Unsec’d. Notes, 144A	4.000%	04/15/25	10,000	10,199,050
MidAmerican Energy Co., First Mortgage	4.400%	10/15/44	16,080	17,682,066
MidAmerican Energy Co., First Mortgage	4.800%	09/15/43	2,900	3,367,178
Monongahela Power Co., First Mortgage, 144A	4.100%	04/15/24	2,575	2,748,133
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	1,325	1,344,377
Nisource Finance Corp., Gtd. Notes	4.800%	02/15/44	1,850	1,971,073
Nisource Finance Corp., Gtd. Notes	5.650%	02/01/45	3,000	3,591,204
Nisource Finance Corp., Gtd. Notes	6.125%	03/01/22	5,200	6,163,882
Northern States Power Co., First Mortgage	4.125%	05/15/44	8,520	9,013,981
NRG Energy, Inc., Gtd. Notes	8.250%	09/01/20	3,710	3,960,425
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.000%	12/15/44	9,000	9,117,153
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.550%	03/15/44	1,325	1,480,825
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	3.400%	08/15/24	10,075	10,195,447
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%	06/15/43	4,600	4,907,197
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.750%	02/15/44	2,275	2,502,052
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	5.125%	11/15/43	6,365	7,290,904
Peco Energy Co., First Ref. Mortgage	4.800%	10/15/43	1,575	1,875,872
PPL Capital Funding, Inc., Gtd. Notes	4.700%	06/01/43	800	859,635
PPL Capital Funding, Inc., Gtd. Notes	5.000%	03/15/44	7,475	8,319,182
PPL Electric Utilities Corp., First Mortgage	4.125%	06/15/44	3,150	3,295,716
PPL Electric Utilities Corp., First Mortgage	6.250%	05/15/39	500	687,999
Progress Energy, Inc., Sr. Unsec’d. Notes	7.750%	03/01/31	8,824	12,778,493
PSEG Power LLC, Gtd. Notes	2.450%	11/15/18	1,000	1,001,593
PSEG Power LLC, Gtd. Notes(a)	4.300%	11/15/23	3,350	3,512,425
Public Service Co. of Colorado, First Mortgage	4.300%	03/15/44	165	177,623
Public Service Co. of New Hampshire, First Mortgage	3.500%	11/01/23	4,250	4,388,856
Public Service Electric & Gas Co., First Mortgage, MTN	3.750%	03/15/24	2,900	3,084,573
Public Service Electric & Gas Co., First Mortgage, MTN	4.000%	06/01/44	2,000	2,061,214
Public Service Electric & Gas Co., First Ref. Mortgage, MTN	3.950%	05/01/42	2,000	2,069,476
South Carolina Electric & Gas Co., First Mortgage(a)	4.500%	06/01/64	4,720	5,101,820

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric Utilities (continued)
Southern California Edison Co., First Ref. Mortgage	4.650%		10/01/43	950	$1,075,892
Southern Power Co., Sr. Unsec’d. Notes	5.250%		07/15/43	1,000	1,152,458
Southwestern Public Service Co., First Mortgage	4.500%		08/15/41	550	607,659
Tampa Electric Co., Sr. Unsec’d. Notes	4.350%		05/15/44	7,325	7,810,604
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.450%		02/15/44	5,150	5,625,397
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.650%		08/15/43	2,000	2,240,240
Westar Energy, Inc., First Mortgage	4.100%		04/01/43	3,775	3,939,394
Westar Energy, Inc., First Mortgage	4.125%		03/01/42	3,010	3,145,652
Westar Energy, Inc., First Mortgage	4.625%		09/01/43	730	833,784
Wisconsin Electric Power Co., Sr. Unsec’d. Notes	4.250%		06/01/44	3,850	4,140,413
Wisconsin Public Service Corp., Sr. Sec’d. Notes	4.752%		11/01/44	5,000	5,829,315

					281,576,719

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Sr. Unsec’d. Notes	2.550%		01/30/19	4,500	4,531,289
Brightstar Corp., Gtd. Notes, 144A (original cost $1,819,285; purchased 06/24/14)(f)(g)	9.500%		12/01/16	1,690	1,772,387
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $2,167,500; purchased 08/05/14)(f)(g)	7.250%		08/01/18	2,000	2,135,000
General Cable Corp., Gtd. Notes	5.750%	(c)	10/01/22	750	547,500
Jabil Circuit, Inc., Sr. Unsec’d. Notes(a)	4.700%		09/15/22	500	497,500
Koninklijke Philips NV (Netherlands), Sr. Unsec’d. Notes	5.000%		03/15/42	3,300	3,693,380

					13,177,056

Food & Staples Retailing — 0.1%
Ingles Markets, Inc., Sr. Unsec’d. Notes(a)	5.750%		06/15/23	1,350	1,355,549
Sysco Corp., Gtd. Notes	4.350%		10/02/34	1,305	1,404,945

					2,760,494

Food Products — 0.3%
Darling Ingredients, Inc., Gtd. Notes(a)	5.375%		01/15/22	1,800	1,773,000
Delhaize Group SA (Belgium), Gtd. Notes	5.700%		10/01/40	2,800	2,937,637
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	6.500%		02/09/40	500	642,685
Kroger Co. (The), Sr. Unsec’d. Notes	5.000%		04/15/42	1,150	1,252,961
Kroger Co. (The), Sr. Unsec’d. Notes	5.150%		08/01/43	450	512,347
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.875%		08/01/21	250	255,000
Tyson Foods, Inc., Gtd. Notes	4.875%		08/15/34	775	850,153
Tyson Foods, Inc., Gtd. Notes(a)	5.150%		08/15/44	1,075	1,207,412

					9,431,195

Gaming — 0.1%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%		11/01/20	2,338	2,367,225

Gas Utilities — 0.2%
Atmos Energy Corp., Sr. Unsec’d. Notes(a)	4.125%		10/15/44	4,320	4,478,039

Health Care Equipment & Supplies — 1.3%
Baxter International, Inc., Sr. Unsec’d. Notes	3.650%		08/15/42	3,000	2,856,459
Becton Dickinson and Co., Sr. Unsec’d. Notes(a)	4.685%		12/15/44	3,330	3,586,280
Covidien International Finance SA, Gtd. Notes	2.950%		06/15/23	425	417,070
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875%		10/15/18	1,475	1,495,261

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Health Care Equipment & Supplies (continued)
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.500%	11/01/18	1,775	$1,768,795
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	4.375%	03/15/35	7,010	7,436,601
Medtronic, Inc., Sr. Unsec’d. Notes(a)	4.625%	03/15/44	7,550	8,127,175
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	4.625%	03/15/45	9,710	10,525,543
St. Jude Medical, Inc., Sr. Unsec’d. Notes	4.750%	04/15/43	400	424,585

				36,637,769

Health Care Providers & Services — 1.3%
Aetna, Inc., Sr. Unsec’d. Notes	4.500%	05/15/42	1,900	2,011,583
Anthem, Inc., Sr. Unsec’d. Notes	3.500%	08/15/24	1,700	1,712,328
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	1,000	1,040,761
Anthem, Inc., Sr. Unsec’d. Notes	4.850%	08/15/54	510	535,468
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	6.000%	10/15/21	4,000	4,160,000
Cigna Corp., Sr. Unsec’d. Notes	5.375%	02/15/42	6,875	8,130,134
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.450%	06/15/21	500	574,453
HCA, Inc., Gtd. Notes(a)	5.875%	05/01/23	750	790,313
HCA, Inc., Gtd. Notes	8.000%	10/01/18	1,650	1,889,250
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	3,500	3,596,250
HCA, Inc., Sr. Sec’d. Notes(a)	5.250%	04/15/25	3,500	3,657,500
LifePoint Hospitals, Inc., Gtd. Notes	5.500%	12/01/21	3,375	3,450,937
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	4.250%	04/01/24	1,400	1,442,841
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%	10/15/42	2,060	2,047,667

				35,039,485

Hotels, Restaurants & Leisure — 0.6%
Choice Hotels International, Inc., Gtd. Notes	5.700%	08/28/20	500	538,750
Choice Hotels International, Inc., Gtd. Notes	5.750%	07/01/22	2,500	2,681,250
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	4.500%	10/01/34	5,400	5,507,552
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(a)	6.750%	05/15/18	3,600	4,097,736
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.250%	10/15/21	4,000	3,760,000

				16,585,288

Household Durables — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	4.000%	06/15/22	885	917,275
SC Johnson & Son, Inc., Unsec’d. Notes, 144A (original cost $416,908; purchased 05/07/13)(f)(g)	4.000%	05/15/43	425	416,460
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	4.850%	06/15/21	700	768,178
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	5.150%	03/01/43	450	498,281

				2,600,194

Industrial Conglomerates — 1.2%
3M Co., Sr. Unsec’d. Notes, MTN	3.875%	06/15/44	6,500	6,684,463
General Electric Co., Sr. Unsec’d. Notes	4.125%	10/09/42	3,465	3,587,006
General Electric Co., Sr. Unsec’d. Notes	4.500%	03/11/44	19,225	21,132,543
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $2,150,000; purchased 07/21/14)(f)(g)	7.125%	06/26/42	2,000	1,675,000

				33,079,012

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance — 3.6%
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%		06/15/43	1,000	$1,103,353
Allstate Corp. (The), Sub. Notes	5.750%	(c)	08/15/53	800	843,000
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	5,700	6,022,113
American International Group, Inc., Sr. Unsec’d. Notes	4.875%		06/01/22	3,550	3,987,871
American International Group, Inc., Sr. Unsec’d. Notes	6.400%		12/15/20	4,000	4,769,880
Ameriprise Financial, Inc., Sr. Unsec’d. Notes	3.700%		10/15/24	2,800	2,863,596
Arch Capital Group US, Inc., Gtd. Notes	5.144%		11/01/43	3,000	3,333,168
AXIS Specialty Finance PLC, Gtd. Notes	5.150%		04/01/45	3,700	4,007,625
Berkshire Hathaway Finance Corp., Gtd. Notes(a)	4.300%		05/15/43	2,880	3,053,169
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(a)	4.500%		02/11/43	905	989,718
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A	5.100%	(c)	12/29/49	1,590	1,655,587
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34	1,700	2,119,342
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	4.300%		04/15/43	200	205,105
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850%		08/01/44	4,300	4,370,838
Liberty Mutual Group, Inc., Gtd. Notes, 144A	5.000%		06/01/21	7,000	7,625,114
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	5,646	6,904,115
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500%		03/15/35	2,894	3,535,791
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	4,000	5,074,956
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	900	1,248,147
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	100	106,189
MassMutual Global Funding II, Sr. Sec’d. Notes, 144A	3.600%		04/09/24	4,100	4,269,174
MetLife Capital Trust X, Jr. Sub. Notes, 144A	9.250%		04/08/38	2,500	3,575,000
MetLife, Inc., Jr. Sub. Notes	6.400%		12/15/36	1,000	1,115,000
MetLife, Inc., Sr. Unsec’d. Notes(a)	4.875%		11/13/43	5,000	5,646,735
MetLife, Inc., Sr. Unsec’d. Notes	5.700%		06/15/35	4,750	5,919,393
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A(a)	5.100%	(c)	10/16/44	9,250	9,666,250
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%		09/15/44	350	390,022
Travelers Cos. Inc. (The), Sr. Unsec’d. Notes	4.600%		08/01/43	600	673,564
WR Berkley Corp., Sr. Unsec’d. Notes	4.750%		08/01/44	2,675	2,732,628
XLIT Ltd. (Ireland), Gtd. Notes	5.250%		12/15/43	2,962	3,347,762

					101,154,205

IT Services — 0.1%
International Business Machines Corp., Sr. Unsec’d. Notes	3.375%		08/01/23	1,275	1,302,749
MasterCard, Inc., Sr. Unsec’d. Notes	3.375%		04/01/24	2,450	2,514,820

					3,817,569

Machinery — 0.5%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,000	1,037,500
Amsted Industries, Inc., Gtd. Notes, 144A (original cost $1,000,000; purchased 07/28/14)(f)(g)	5.000%		03/15/22	1,000	982,500
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	5.750%		06/15/43	450	530,381
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	6.125%		08/17/26	1,000	1,240,714

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Machinery (continued)
Tyco Electronics Group SA (Switzerland), Gtd. Notes	2.375%	12/17/18	1,350	$1,361,633
Tyco Electronics Group SA (Switzerland), Gtd. Notes	3.500%	02/03/22	8,100	8,364,757

				13,517,485

Media — 5.2%
21st Century Fox America, Inc., Gtd. Notes, 144A	3.700%	09/15/24	3,200	3,291,600
21st Century Fox America, Inc., Gtd. Notes, 144A	4.750%	09/15/44	10,340	11,299,231
21st Century Fox America, Inc., Gtd. Notes	6.150%	03/01/37	2,300	2,882,604
21st Century Fox America, Inc., Gtd. Notes	6.150%	02/15/41	6,125	7,794,981
21st Century Fox America, Inc., Gtd. Notes	7.700%	10/30/25	1,129	1,483,007
AMC Networks, Inc., Gtd. Notes	4.750%	12/15/22	1,000	970,000
Belo Corp., Sr. Unsec’d. Notes	7.250%	09/15/27	150	159,750
Cablevision Systems Corp., Sr. Unsec’d. Notes(a)	8.625%	09/15/17	2,000	2,225,000
CBS Corp., Gtd. Notes (original cost $772,119; purchased 09/11/13-12/04/14)(f)(g)	4.850%	07/01/42	855	866,546
CBS Corp., Gtd. Notes(g)	5.900%	10/15/40	85	99,498
Cinemark USA, Inc., Gtd. Notes	4.875%	06/01/23	1,000	945,000
Comcast Corp., Gtd. Notes(a)	4.250%	01/15/33	6,090	6,448,865
Comcast Corp., Gtd. Notes	6.450%	03/15/37	8,200	10,909,444
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625%	07/15/18	856	961,930
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes(a)	5.150%	03/15/42	4,340	4,484,782
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	6.000%	08/15/40	4,875	5,463,812
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	6.375%	03/01/41	1,000	1,169,163
Gannett Co., Inc., Gtd. Notes(a)	5.125%	07/15/20	2,000	2,040,000
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	5.000%	05/13/45	600	610,344
Historic TW, Inc., Gtd. Notes	6.625%	05/15/29	2,000	2,535,338
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.375%	07/28/17	1,600	1,744,000
NBCUniversal Media LLC, Gtd. Notes	4.450%	01/15/43	6,850	7,258,349
NBCUniversal Media LLC, Gtd. Notes	5.950%	04/01/41	1,300	1,671,689
NBCUniversal Media LLC, Gtd. Notes	6.400%	04/30/40	2,500	3,349,483
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A(a)	5.000%	04/15/22	2,025	2,035,125
Time Warner Cable, Inc., Gtd. Notes(a)	4.500%	09/15/42	10,000	10,279,430
Time Warner Cable, Inc., Gtd. Notes	5.500%	09/01/41	800	929,538
Time Warner Cable, Inc., Gtd. Notes	5.875%	11/15/40	380	453,095
Time Warner Cable, Inc., Gtd. Notes	7.300%	07/01/38	4,682	6,455,794
Time Warner, Inc., Gtd. Notes(a)	4.650%	06/01/44	4,495	4,686,370
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21	5,026	5,485,261
Time Warner, Inc., Gtd. Notes	6.200%	03/15/40	1,000	1,217,414
Time Warner, Inc., Gtd. Notes(a)	6.250%	03/29/41	6,275	7,791,912
Time Warner, Inc., Gtd. Notes	7.700%	05/01/32	175	247,247
Viacom, Inc., Sr. Unsec’d. Notes (original cost $34,300; purchased 11/25/13)(f)(g)	4.500%	02/27/42	40	38,997
Viacom, Inc., Sr. Unsec’d. Notes	4.850%	12/15/34	7,050	7,214,723
Viacom, Inc., Sr. Unsec’d. Notes (original cost $4,288,296; purchased 03/11/13-07/10/14)(f)(g)	4.875%	06/15/43	4,605	4,500,531

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
Viacom, Inc., Sr. Unsec’d. Notes (original cost $6,339,657; purchased 08/12/13-05/13/14)(f)(g)	5.850%		09/01/43	5,855	$6,511,176
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	1,100	1,119,250
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375%		06/15/24	4,600	4,692,000

					144,322,279

Metals & Mining — 3.0%
AGL Capital Corp., Gtd. Notes	4.400%		06/01/43	750	790,312
Alcoa, Inc., Sr. Unsec’d. Notes	5.125%		10/01/24	2,100	2,225,517
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	5.000%	(c)	02/25/17	1,250	1,300,000
Barrick North America Finance LLC (Canada), Gtd. Notes(a)	5.750%		05/01/43	3,570	3,542,258
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	3.250%		11/21/21	2,000	2,065,530
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	10,590	12,003,987
Caterpillar, Inc., Sr. Unsec’d. Notes	4.750%		05/15/64	4,200	4,570,100
CNH Industrial Capital LLC, Gtd. Notes	3.250%		02/01/17	3,850	3,792,250
Freeport-McMoRan, Inc., Sr. Unsec’d. Notes	3.550%		03/01/22	6,000	5,670,666
Glencore Canada Corp. (United Kingdom), Gtd. Notes	5.500%		06/15/17	1,500	1,612,169
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes(a)	3.625%		06/09/21	4,085	4,091,573
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	4.650%		08/01/43	350	404,150
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.500%		11/02/20	4,915	5,099,642
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	5.200%		11/02/40	5,000	5,494,015
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes(a)	4.125%		08/21/42	2,725	2,645,844
Southern Copper Corp., Sr. Unsec’d. Notes(a)	6.750%		04/16/40	8,527	8,944,823
Southwest Gas Corp., Sr. Unsec’d. Notes	4.875%		10/01/43	5,000	5,788,645
Steel Dynamics, Inc., Gtd. Notes	6.125%		08/15/19	1,000	1,050,000
Teck Resources Ltd. (Canada), Gtd. Notes	6.000%		08/15/40	1,895	1,703,578
Terex Corp., Gtd. Notes	6.500%		04/01/20	750	776,250
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	3,000	3,241,023
Yamana Gold, Inc. (Canada), Sr. Unsec’d. Notes(a)	4.950%		07/15/24	7,250	7,075,833

					83,888,165

Multi-Utilities — 0.3%
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes, 144A	4.500%		02/01/45	7,150	7,481,388

Oil, Gas & Consumable Fuels — 8.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.581%	(s)	10/10/36	11,400	4,323,724
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	7,052	8,474,346
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	400	467,340
Apache Corp., Sr. Unsec’d. Notes(a)	4.750%		04/15/43	3,000	2,813,385
Buckeye Partners LP, Sr. Unsec’d. Notes	2.650%		11/15/18	825	812,571
Burlington Resources Finance Co., Gtd. Notes	7.200%		08/15/31	2,285	3,143,676
Cameron International Corp., Sr. Unsec’d. Notes	3.600%		04/30/22	1,500	1,478,687
Cameron International Corp., Sr. Unsec’d. Notes	5.125%		12/15/43	2,000	2,001,260
Cameron International Corp., Sr. Unsec’d. Notes	7.000%		07/15/38	4,000	4,910,896

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	3.800%	04/15/24	7,300	$7,174,206
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes(a)	3.900%	02/01/25	7,000	6,900,362
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.200%	09/15/43	1,000	963,074
Chevron Corp., Sr. Unsec’d. Notes	2.193%	11/15/19	4,100	4,115,166
Chevron Corp., Sr. Unsec’d. Notes(a)	3.191%	06/24/23	1,375	1,400,673
Concho Resources, Inc., Gtd. Notes	5.500%	04/01/23	375	376,763
ConocoPhillips Co., Gtd. Notes(a)	4.150%	11/15/34	3,300	3,386,074
Continental Resources, Inc., Gtd. Notes	4.500%	04/15/23	1,645	1,564,643
Continental Resources, Inc., Gtd. Notes	5.000%	09/15/22	500	483,750
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	1,500	1,569,955
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	6.450%	11/03/36	10,766	11,268,686
DCP Midstream LLC, Sr. Unsec’d. Notes	8.125%	08/16/30	1,000	1,349,548
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41	3,000	3,332,691
Devon Financing Corp. LLC, Gtd. Notes	7.875%	09/30/31	2,500	3,410,367
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes	6.500%	04/01/20	6,175	6,982,567
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	5.150%	02/01/43	700	692,739
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	2.700%	04/01/19	2,200	2,166,430
Enterprise Products Operating LLC, Gtd. Notes	4.850%	08/15/42	600	623,500
Enterprise Products Operating LLC, Gtd. Notes(a)	4.850%	03/15/44	5,775	6,021,702
Enterprise Products Operating LLC, Gtd. Notes	4.950%	10/15/54	3,110	3,183,203
Enterprise Products Operating LLC, Gtd. Notes	5.100%	02/15/45	4,985	5,359,827
Enterprise Products Operating LLC, Gtd. Notes	6.875%	03/01/33	55	70,557
EOG Resources, Inc., Sr. Unsec’d. Notes(a)	2.450%	04/01/20	4,000	3,979,252
Halliburton Co., Sr. Unsec’d. Notes(a)	4.500%	11/15/41	2,605	2,638,938
Halliburton Co., Sr. Unsec’d. Notes(a)	4.750%	08/01/43	8,600	8,904,801
Halliburton Co., Sr. Unsec’d. Notes	7.450%	09/15/39	375	526,752
Kinder Morgan Energy Partners LP, Gtd. Notes	5.000%	03/01/43	1,289	1,224,456
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500%	09/01/39	700	779,024
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	5.150%	10/15/43	2,320	2,459,439
Marathon Petroleum Corp., Sr. Unsec’d. Notes	3.625%	09/15/24	3,585	3,513,311
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.000%	09/15/54	3,125	2,942,709
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	5.050%	11/15/44	1,925	1,902,724
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	5.250%	11/15/43	3,070	3,117,729
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%	03/01/41	630	692,393
Oleoducto Central SA (Colombia), Sr. Unsec’d. Notes, 144A (original cost $1,291,771; purchased 04/30/14)(f)(g)	4.000%	05/07/21	1,300	1,241,500
ONEOK Partners LP, Gtd. Notes	6.200%	09/15/43	3,950	4,330,819
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A(a)	5.375%	01/26/19	6,470	5,573,905
Petroleos Mexicanos (Mexico), Gtd. Notes	6.375%	01/23/45	6,800	7,701,000
Phillips 66, Gtd. Notes	4.650%	11/15/34	3,500	3,587,493
Phillips 66, Gtd. Notes	4.875%	11/15/44	6,200	6,345,985
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes(a)	4.700%	06/15/44	3,000	2,978,358
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%	11/14/22	10,000	9,919,000
Schlumberger Investment SA, Gtd. Notes(a)	3.650%	12/01/23	13,850	14,478,084

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Shell International Finance BV (Netherlands), Gtd. Notes	4.550%	08/12/43	1,050	$1,148,669
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%	04/10/17	6,650	6,618,279
Spectra Energy Partners LP, Sr. Unsec’d. Notes	5.950%	09/25/43	525	623,159
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.350%	05/15/45	1,875	1,895,751
Weatherford International Ltd., Gtd. Notes	5.950%	04/15/42	2,200	1,862,797
Weatherford International Ltd., Gtd. Notes(a)	6.500%	08/01/36	1,075	984,866
Weatherford International Ltd., Gtd. Notes	6.750%	09/15/40	850	791,762
Weatherford International Ltd., Gtd. Notes	7.000%	03/15/38	510	490,435
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44	3,175	3,343,567
Whiting Petroleum Corp., Gtd. Notes	5.750%	03/15/21	3,700	3,431,750
Williams Partners LP, Sr. Unsec’d. Notes(a)	4.900%	01/15/45	5,400	5,057,451
Williams Partners LP, Sr. Unsec’d. Notes	5.400%	03/04/44	1,075	1,052,423
Williams Partners LP, Sr. Unsec’d. Notes	5.800%	11/15/43	4,000	4,145,356

				221,106,305

Paper & Forest Products — 1.3%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $3,474,750; purchased 05/31/13)(f)(g)	5.400%	11/01/20	3,000	3,375,714
Georgia-Pacific LLC, Sr. Unsec’d. Notes(g)	7.250%	06/01/28	2,960	3,887,321
International Paper Co., Sr. Unsec’d. Notes(a)	4.800%	06/15/44	18,400	18,790,154
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	6,350	7,434,135
International Paper Co., Sr. Unsec’d. Notes	7.300%	11/15/39	2,080	2,757,893

				36,245,217

Pharmaceuticals — 3.3%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	1,250	1,230,659
Actavis Funding SCS, Gtd. Notes	4.850%	06/15/44	3,565	3,617,534
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	3.250%	08/01/42	900	788,471
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	5.875%	11/15/36	728	931,162
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	6.875%	08/01/97	3,700	5,480,592
Forest Laboratories, Inc., Gtd. Notes, 144A	4.875%	02/15/21	8,550	9,167,472
GlaxoSmithkline Capital, Inc. (United Kingdom), Gtd. Notes	4.200%	03/18/43	500	513,747
Grifols Worldwide Operations Ltd. (Spain), Sr. Unsec’d. Notes, 144A	5.250%	04/01/22	1,500	1,534,050
Johnson & Johnson, Sr. Unsec’d. Notes	4.375%	12/05/33	4,000	4,480,404
Johnson & Johnson, Sr. Unsec’d. Notes	4.500%	12/05/43	2,300	2,650,350
Johnson & Johnson, Sr. Unsec’d. Notes	4.850%	05/15/41	1,775	2,128,301
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes(a)	4.600%	06/01/44	7,710	8,096,178
Merck & Co., Inc., Sr. Unsec’d. Notes	2.400%	09/15/22	3,125	3,049,822
Merck & Co., Inc., Sr. Unsec’d. Notes(a)	4.150%	05/18/43	5,750	6,117,488
Mylan, Inc., Gtd. Notes, 144A	7.875%	07/15/20	4,000	4,260,780
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%	05/06/44	4,625	5,182,969
Pfizer, Inc., Sr. Unsec’d. Notes(a)	4.400%	05/15/44	12,000	13,052,784
Pfizer, Inc., Sr. Unsec’d. Notes	7.200%	03/15/39	3,300	4,797,382
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350%	09/30/24	9,075	9,340,054
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	4.000%	11/28/44	3,310	3,474,388
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%	02/01/43	1,100	1,119,554

				91,014,141

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Investment Trusts (REITs) — 2.2%
BioMed Realty LP, Gtd. Notes(a)	2.625%	05/01/19	3,700	$3,696,751
Crown Castle International Corp., Sr. Unsec’d. Notes(a)	4.875%	04/15/22	2,125	2,146,250
DDR Corp., Sr. Unsec’d. Notes	3.500%	01/15/21	3,000	3,033,168
Equity CommonWealth, Sr. Unsec’d. Notes	5.875%	09/15/20	6,049	6,654,656
Essex Portfolio LP, Gtd. Notes	5.200%	03/15/21	2,000	2,236,388
Government Properties Income Trust, Sr. Unsec’d. Notes	3.750%	08/15/19	2,850	2,893,172
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500%	12/15/17	3,000	3,011,982
Mack-Cali Realty LP, Sr. Unsec’d. Notes	3.150%	05/15/23	4,000	3,662,848
Realty Income Corp., Sr. Unsec’d. Notes	2.000%	01/31/18	3,000	3,005,529
Realty Income Corp., Sr. Unsec’d. Notes	3.875%	07/15/24	3,050	3,103,927
Realty Income Corp., Sr. Unsec’d. Notes(a)	4.125%	10/15/26	3,050	3,109,149
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	12/15/24	3,300	3,399,330
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), Gtd. Notes, 144A	2.700%	09/17/19	2,850	2,849,171
Weyerhaeuser Co., Sr. Unsec’d. Notes	6.950%	10/01/27	2,068	2,535,935
Weyerhaeuser Co., Sr. Unsec’d. Notes(a)	7.375%	03/15/32	8,900	11,849,006
Weyerhaeuser Co., Sr. Unsec’d. Notes	8.500%	01/15/25	3,500	4,624,991

				61,812,253

Road & Rail — 2.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.450%	03/15/43	200	208,949
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.550%	09/01/44	2,455	2,634,983
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.900%	04/01/44	1,275	1,433,532
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%	11/07/43	2,000	2,208,220
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	6.250%	08/01/34	500	664,255
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	5.750%	03/15/33	1,775	2,159,243
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	7.125%	10/15/31	1,300	1,787,903
CSX Corp., Sr. Unsec’d. Notes	3.400%	08/01/24	2,435	2,466,368
CSX Corp., Sr. Unsec’d. Notes(a)	5.500%	04/15/41	2,187	2,638,421
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	1,000	1,293,398
CSX Corp., Sr. Unsec’d. Notes	6.220%	04/30/40	1,000	1,302,581
Federal Express Corp., Sr. Unsec’d. Notes	7.600%	07/01/97	1,000	1,489,398
FedEx Corp., Gtd. Notes	4.100%	04/15/43	825	820,095
FedEx Corp., Gtd. Notes	4.900%	01/15/34	1,950	2,177,889
FedEx Corp., Gtd. Notes	5.100%	01/15/44	10,525	12,152,860
Norfolk Southern Corp., Sr. Unsec’d. Notes	3.950%	10/01/42	1,140	1,118,154
Norfolk Southern Corp., Sr. Unsec’d. Notes(a)	4.800%	08/15/43	2,275	2,532,867
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	3,000	3,566,115
Union Pacific Corp., Sr. Unsec’d. Notes(a)	3.250%	01/15/25	3,575	3,670,513
Union Pacific Corp., Sr. Unsec’d. Notes	4.150%	01/15/45	2,775	2,892,152
Union Pacific Corp., Sr. Unsec’d. Notes	4.250%	04/15/43	275	289,995
Union Pacific Corp., Sr. Unsec’d. Notes	4.750%	12/15/43	1,000	1,133,044
Union Pacific Corp., Sr. Unsec’d. Notes	4.850%	06/15/44	1,225	1,405,875
Viterra, Inc. (Switzerland), Gtd. Notes, 144A	5.950%	08/01/20	7,210	7,960,273

				60,007,083

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Semiconductors & Semiconductor Equipment — 0.7%
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500%	11/15/18	4,000	$3,990,996
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A(a)	5.500%	02/01/25	10,000	10,100,000
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	4.875%	10/15/23	900	895,500
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	6.500%	05/15/19	4,535	4,705,063

				19,691,559

Software — 0.8%
Activision Blizzard, Inc., Gtd. Notes, 144A	6.125%	09/15/23	1,000	1,077,500
Audatex North America, Inc., Gtd. Notes, 144A(a)	6.125%	11/01/23	2,500	2,581,250
Microsoft Corp., Sr. Unsec’d. Notes	4.875%	12/15/43	4,139	4,871,897
Oracle Corp., Sr. Unsec’d. Notes	2.500%	10/15/22	1,500	1,461,144
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	12,200	13,062,198

				23,053,989

Specialty Retail — 3.8%
Bed Bath & Beyond, Inc., Sr. Unsec’d. Notes	5.165%	08/01/44	4,000	4,185,144
CVS Health Corp., Sr. Unsec’d. Notes(a)	3.375%	08/12/24	2,575	2,599,985
CVS Health Corp., Sr. Unsec’d. Notes	4.125%	05/15/21	550	596,369
CVS Health Corp., Sr. Unsec’d. Notes(a)	5.300%	12/05/43	5,825	6,963,345
Home Depot, Inc. (The), Sr. Unsec’d. Notes(a)	2.700%	04/01/23	1,025	1,015,705
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	23,945	26,169,874
Home Depot, Inc. (The), Sr. Unsec’d. Notes	5.875%	12/16/36	2,257	2,947,637
L Brands, Inc., Gtd. Notes(a)	5.625%	02/15/22	6,375	6,853,125
L Brands, Inc., Gtd. Notes	5.625%	10/15/23	977	1,055,160
Lowe’s Cos., Inc., Sr. Unsec’d. Notes(a)	4.250%	09/15/44	6,660	7,033,146
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	5.125%	11/15/41	4,000	4,677,824
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22	7,460	7,753,708
Macy’s Retail Holdings, Inc., Gtd. Notes	4.300%	02/15/43	2,800	2,712,998
Macy’s Retail Holdings, Inc., Gtd. Notes	5.125%	01/15/42	940	1,018,868
QVC, Inc., Sr. Sec’d. Notes	5.125%	07/02/22	300	315,725
Target Corp., Sr. Unsec’d. Notes(a)	3.500%	07/01/24	12,150	12,613,802
TJX Cos., Inc. (The), Sr. Unsec’d. Notes	2.750%	06/15/21	2,800	2,817,508
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.000%	04/11/43	250	259,370
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	4.300%	04/22/44	5,960	6,505,614
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.750%	10/02/43	3,000	3,493,329
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.250%	09/01/35	2,300	2,766,576

				104,354,812

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., Sr. Unsec’d. Notes(a)	3.850%	05/04/43	10,730	10,737,758
Hewlett-Packard Co., Sr. Unsec’d. Notes	6.000%	09/15/41	5,975	6,720,387
NCR Corp., Gtd. Notes	5.875%	12/15/21	500	513,750
NCR Corp., Gtd. Notes	6.375%	12/15/23	500	520,000
Seagate HDD Cayman, Gtd. Notes, 144A	3.750%	11/15/18	800	821,000

				19,312,895

Textiles, Apparel & Luxury Goods
PVH Corp., Sr. Unsec’d. Notes	4.500%	12/15/22	275	271,563

Tobacco — 0.7%
Altria Group, Inc., Gtd. Notes	2.850%	08/09/22	3,000	2,915,088
Altria Group, Inc., Gtd. Notes(a)	4.000%	01/31/24	540	562,994

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Tobacco (continued)
Altria Group, Inc., Gtd. Notes	4.500%		05/02/43	1,300	$1,309,173
Altria Group, Inc., Gtd. Notes(a)	5.375%		01/31/44	4,340	4,940,300
Altria Group, Inc., Gtd. Notes	10.200%		02/06/39	81	141,032
Lorillard Tobacco Co., Gtd. Notes(a)	7.000%		08/04/41	3,275	4,135,195
Lorillard Tobacco Co., Gtd. Notes	8.125%		05/01/40	650	908,227
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125%		03/04/43	250	245,064
Philip Morris International, Inc., Sr. Unsec’d. Notes(a)	4.250%		11/10/44	950	966,039
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.375%		11/15/41	3,038	3,137,643
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%		03/20/42	1,000	1,055,760
Philip Morris International, Inc., Sr. Unsec’d. Notes(a)	4.875%		11/15/43	337	375,698

					20,692,213

Water Utilities — 0.2%
Aquarion Co., Sr. Unsec’d. Notes, 144A(g)	4.000%		08/15/24	5,000	4,982,545

Wireless Telecommunication Services — 1.3%
America Movil SAB de CV (Mexico), Gtd. Notes(a)	5.000%		03/30/20	5,000	5,513,700
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%		03/30/40	5,440	6,436,662
America Movil SAB de CV (Mexico), Sr. Unsec’d. Notes(a)	4.375%		07/16/42	1,800	1,724,400
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	(c)	12/15/30	775	1,216,790
Deutsche Telekom International Finance BV (Germany), Gtd. Notes	8.750%	(c)	06/15/30	1,000	1,477,158
Qwest Corp., Sr. Unsec’d. Notes	6.750%		12/01/21	5,000	5,781,545
Rogers Communications, Inc. (Canada), Gtd. Notes	5.000%		03/15/44	6,350	6,944,163
Rogers Communications, Inc. (Canada), Gtd. Notes	5.450%		10/01/43	2,500	2,869,350
Sprint Capital Corp., Gtd. Notes	6.875%		11/15/28	1,000	880,000
Sprint Corp., Gtd. Notes(a)	7.125%		06/15/24	1,325	1,232,250
Sprint Corp., Gtd. Notes	7.875%		09/15/23	350	345,520
T-Mobile USA, Inc., Gtd. Notes(a)	6.464%		04/28/19	950	988,000
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%		02/19/43	1,000	974,587

					36,384,125

TOTAL CORPORATE BONDS (cost $2,216,363,290)					2,309,899,194

FOREIGN AGENCY — 0.4%
Electricite de France (France), Sr. Unsec’d. Notes, 144A	4.875%		01/22/44	1,000	1,109,842
Electricite de France (France), Sr. Unsec’d. Notes, 144A	6.000%		01/22/2114	1,300	1,514,425
Gazprom OAO Via Gaz Capital SA (Russia), MTN, 144A	8.625%		04/28/34	2,500	2,506,250
Statoil ASA (Norway), Gtd. Notes(a)	4.800%		11/08/43	2,525	2,870,806
Statoil ASA (Norway), Gtd. Notes	7.750%		06/15/23	1,200	1,547,179

TOTAL FOREIGN AGENCY (cost $9,211,569)					9,548,502

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

MUNICIPAL BONDS — 2.8%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
California — 1.0%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	3,200	$4,515,616
Kaiser Foundation Hospitals, Gtd. Notes	4.875%	04/01/42	1,000	1,152,402
Los Angeles Department of Water & Power, Revenue Bonds	6.603%	07/01/50	8,000	11,784,160
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.008%	07/01/39	1,050	1,336,913
Los Angeles Department of Water & Power, Revenue Bonds	6.574%	07/01/45	3,595	5,187,801
State of California, General Obligation Unlimited, BABs	7.500%	04/01/34	1,200	1,795,800
State of California, General Obligation Unlimited, BABs	7.550%	04/01/39	1,050	1,618,512

				27,391,204

Colorado — 0.1%
Catholic Health Initiatives, Sec’d. Notes	4.350%	11/01/42	1,650	1,638,140

District of Columbia — 0.3%
District of Columbia Water & Sewer Authority, Revenue Bonds	4.814%	10/01/2114	3,000	3,398,640
District of Columbia Water & Sewer Authority, Revenue Bonds	5.522%	10/01/44	3,000	3,785,550

				7,184,190

Illinois — 0.1%
Illinois State Toll Highway Authority, Revenue Bonds	5.851%	12/01/34	600	778,728
Northwestern University, Unsec’d. Notes	4.643%	12/01/44	2,800	3,277,607

				4,056,335

Massachusetts — 0.2%
Massachusetts Institute of Technology, Unsec’d. Notes	4.678%	07/01/2114	3,125	3,614,159
President and Fellows of Harvard College, Sr. Unsec’d. Notes	4.875%	10/15/40	1,000	1,213,769

				4,827,928

Missouri
Ascension Health, Unsec’d. Notes	4.847%	11/15/53	750	847,204
Missouri Highway & Transportation Commission, Revenue Bonds, BABs	5.445%	05/01/33	325	396,221

				1,243,425

New Jersey — 0.6%
New Jersey State Turnpike Authority, BABs	7.102%	01/01/41	6,000	8,766,480
New Jersey State Turnpike Authority, Revenue Bonds, BABs	7.414%	01/01/40	4,535	6,838,689

				15,605,169

New York — 0.3%
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	750	745,662
NYU Hospitals Center, Sr. Sec’d. Notes	5.750%	07/01/43	700	858,427
NYU Hospitals Center, Unsec’d. Notes	4.784%	07/01/44	4,725	4,969,816

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds	5.647%	11/01/40	500	$617,675

				7,191,580

Ohio — 0.1%
Cleveland Clinic Foundation (The), Bonds	4.858%	01/01/2114	2,875	2,954,770
Ohio State University (The), Revenue Bonds	4.800%	06/01/2111	1,300	1,415,089

				4,369,859

Pennsylvania — 0.1%
University of Pennsylvania, Sr. Unsec’d. Notes	4.674%	09/01/2112	2,932	3,114,919

South Carolina
South Carolina State Public Service Authority, Revenue Bonds	5.784%	12/01/41	1,000	1,222,330

TOTAL MUNICIPAL BONDS (cost $71,619,819)				77,845,079

SOVEREIGN BONDS — 0.1%
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	500	521,250
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN(a)	5.550%	01/21/45	2,400	2,790,000

TOTAL SOVEREIGN BONDS (cost $2,902,086)				3,311,250

U.S. TREASURY OBLIGATIONS — 2.5%
U.S. Treasury Bonds(a)	3.125%	08/15/44	49,215	52,982,999
U.S. Treasury Notes(a)	1.000%	12/15/17	13,210	13,179,036
U.S. Treasury Notes	2.125%	06/30/21(k)	1,795	1,816,736
U.S. Treasury Notes	2.250%	11/15/24	1,715	1,726,523
U.S. Treasury Notes	2.375%	02/28/15(k)	230	230,827

TOTAL U.S. TREASURY OBLIGATIONS (cost $69,621,277)				69,936,121

TOTAL LONG-TERM INVESTMENTS (cost $2,563,937,883)				2,670,085,937

			Shares
SHORT-TERM INVESTMENT — 13.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $384,009,729; includes $302,363,937 of cash collateral for securities on loan)(b)(w) (Note 4)			384,009,729	384,009,729

TOTAL INVESTMENTS — 110.0% (cost $2,947,947,612)				3,054,095,666
Liabilities in excess of other assets(x) — (10.0)%				(277,945,079)

NET ASSETS — 100.0%				$2,776,150,587

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $296,019,973; cash collateral of $302,363,937 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(f)	Indicates a restricted security; the aggregate cost of such securities is $50,534,181. The aggregate value of $50,747,031 is approximately 1.8% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
920	2 Year U.S. Treasury Notes	Mar. 2015	$201,169,828	$201,106,250	$(63,578)
1,499	5 Year U.S. Treasury Notes	Mar. 2015	178,355,838	178,275,602	(80,236)

					(143,814)

Short Positions:
1,273	10 Year U.S. Treasury Notes	Mar. 2015	161,006,523	161,412,422	(405,899)
19	20 Year U.S. Treasury Bonds	Mar. 2015	2,744,906	2,746,688	(1,782)
886	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	139,732,892	146,356,125	(6,623,233)

					(7,030,914)

					$(7,174,728)

(1)	Cash of $2,750,000 and U.S. Treasury Securities with a market value of $898,819 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$199,545,791	$—
Corporate Bonds	—	2,280,442,249	29,456,945
Foreign Agency	—	9,548,502	—
Municipal Bonds	—	77,845,079	—
Sovereign Bonds	—	3,311,250	—
U.S. Treasury Obligations	—	69,936,121	—
Affiliated Money Market Mutual Fund	384,009,729	—	—
Other Financial Instruments*
Financial Futures Contracts	(7,174,728)	—	—

Total	$376,835,001	$2,640,628,992	$29,456,945

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds
Balance as of 12/31/2013	$11,857,793
Realized gain (loss)	(25,293)
Change in unrealized appreciation (depreciation)**	446,403
Purchases	17,959,440
Sales	(715,241)
Accrued discount/premium	(66,157)
Transfers in and/or out of Level 3	—

Balance as of 12/31/2014	$29,456,945

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

**	Of which, $446,403 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include using prices provided by a single broker/dealer.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund (10.9% represents investments purchased with collateral from securities on loan)	13.8%
Electric Utilities	10.1
Oil, Gas & Consumable Fuels	8.0
Commercial Mortgage-Backed Securities	7.2
Banks	7.1
Chemicals	6.9
Media	5.2
Diversified Telecommunication Services	4.7
Specialty Retail	3.8
Insurance	3.6
Pharmaceuticals	3.3
Metals & Mining	3.0
Municipal Bonds	2.8
U.S. Treasury Obligations	2.5
Real Estate Investment Trusts (REITs)	2.2
Automobiles	2.2
Road & Rail	2.2
Biotechnology	1.5
Health Care Equipment & Supplies	1.3
Wireless Telecommunication Services	1.3
Paper & Forest Products	1.3
Health Care Providers & Services	1.3
Beverages	1.3
Industrial Conglomerates	1.2
Airlines	1.1
Diversified Financial Services	1.0
Aerospace & Defense	0.9

Software	0.8%
Consumer Finance	0.8
Tobacco	0.7
Capital Goods	0.7
Semiconductors & Semiconductor Equipment	0.7
Technology Hardware, Storage & Peripherals	0.7
Hotels, Restaurants & Leisure	0.6
Machinery	0.5
Electronic Equipment, Instruments & Components	0.5
Building Products	0.4
Foreign Agency	0.4
Food Products	0.3
Construction Materials	0.3
Multi-Utilities	0.3
Commercial Services & Supplies	0.2
Containers & Packaging	0.2
Capital Markets	0.2
Water Utilities	0.2
Gas Utilities	0.2
IT Services	0.1
Sovereign Bonds	0.1
Food & Staples Retailing	0.1
Household Durables	0.1
Gaming	0.1

110.0
Liabilities in excess of other assets	(10.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker — variation margin futures	$7,174,728	*

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(17,119,409)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(7,858,520)

For the year ended December 31, 2014, the Portfolio’s average value at trade date for futures long positions was $194,627,392 and for short positions was $229,638,089.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value, including securities on loan of $296,019,973:
Unaffiliated investments (cost $2,563,937,883)	$2,670,085,937
Affiliated investments (cost $384,009,729)	384,009,729
Deposit with broker	2,750,000
Dividends and interest receivable	30,334,384
Receivable for fund share sold	2,457,625
Prepaid expenses	14,518

Total Assets	3,089,652,193

LIABILITIES:
Payable to broker for collateral for securities on loan	302,363,937
Payable for investments purchased	10,235,523
Advisory fees payable	439,148
Due to broker-variation margin futures	311,032
Accrued expenses and other liabilities	106,700
Distribution fee payable	44,905
Affiliated transfer agent fee payable	361

Total Liabilities	313,501,606

NET ASSETS	$2,776,150,587

Net assets were comprised of:
Paid-in capital	$2,609,481,309
Retained earnings	166,669,278

Net assets, December 31, 2014	$2,776,150,587

Net asset value and redemption price per share, $2,776,150,587 / 258,171,096 outstanding shares of beneficial interest	$10.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$75,431,904
Affiliated income from securities lending, net	208,105
Affiliated dividend income	63,353

75,703,362

EXPENSES
Advisory fees	11,941,241
Distribution fee	1,785,794
Custodian and accounting fees	190,000
Audit fee	40,000
Trustees’ fees	20,000
Legal fees and expenses	12,000
Shareholders’ reports	11,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Commitment fee on syndicated credit agreement	4,000
Interest expense	1,368
Miscellaneous	5,895

Total expenses	14,029,298

NET INVESTMENT INCOME	61,674,064

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	16,595,745
Futures transactions	(17,119,409)
Short sales transactions	(11,612)

(535,276)

Net change in unrealized appreciation (depreciation) on:
Investments	108,709,811
Futures	(7,858,520)

100,851,291

NET GAIN ON INVESTMENTS	100,316,015

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$161,990,079

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	February 25, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$61,674,064	$6,891,205
Net realized loss on investment and foreign currency transactions	(535,276)	(334,041)
Net change in unrealized appreciation (depreciation) on investments	100,851,291	(1,877,965)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	161,990,079	4,679,199

FUND SHARE TRANSACTIONS:
Fund share sold [176,215,975 and 82,532,983 shares, respectively]	1,821,312,521	793,661,522
Fund share repurchased [45,812 and 532,050 shares, respectively]	(461,236)	(5,031,498)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,820,851,285	788,630,024

TOTAL INCREASE IN NET ASSETS	1,982,841,364	793,309,223
NET ASSETS:
Beginning of period	793,309,223	—

End of period	$2,776,150,587	$793,309,223

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

GLOSSARY

SCHEDULE OF INVESTMENTS	December 31, 2014

The following abbreviations are used in the preceding Portfolios descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
MTN	Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS.

A25

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2014 consisted of 90 separate Portfolios (“Portfolios”). The information presented in these financial statements pertains to the AST Multi-Sector Fixed Income Portfolio (the “Portfolio” or “Multi-Sector Fixed Income”). The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

B1

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

B2

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios between two parties entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Portfolio invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. The Portfolio may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures, and guarantees the futures contracts against default.

Short Sales:    A Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

B3

Forward currency contracts, short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions from the Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B4

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2014, the Investment Manager has engaged Prudential Investment Management, Inc. (“PIM”) as Sub-adviser for Multi-Sector Fixed Income Portfolio.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets, at the annual rate specified below. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statements of Operations.

	Advisory Fees	Effective Advisory Fees
Multi-Sector Fixed Income	0.69% first $300 million; 0.68% on next $200 million; 0.67% on next $250 million; 0.66% on next $2.5 billion; 0.65% on next $2.75 billion; 0.62% on next9 $4 billion; 0.60% in excess of $10 billion	0.67%

		Expense Limitations
Multi-Sector Fixed Income		Contractually limit expenses to 0.83% effective April 28, 2014 through June 30, 2015

AST Investment Services, Inc., PI, and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with PrudentialAnnuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2014, PIM was compensated $62,595 for these services.

B5

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2014, were as follows:

	Cost of Purchases	Proceeds from Sales
Multi-Sector Fixed Income	$2,172,939,392	$421,828,861

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolio, along with other affiliated registered investment companies (the “Funds”), was party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of 0.075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The Portfolio did not utilize the SCAduring the year ended December 31, 2014.

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2014, substantially all shares of the Portfolio were owned of record by the following affiliates of the Trust: Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities.

B6

Financial Highlights

	AST Multi-Sector Fixed Income Portfolio
	Year Ended December 31, 2014(d)	February 25, 2013(c) through December 31, 2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.67	$10.00

Income (Loss) From Investment Operations:
Net investment income	.36	.28
Net realized and unrealized gain (loss) on investments	.72	(.61)

Total from investment operations	1.08	(.33)

Net Asset Value, end of period	$10.75	$9.67

Total Return(a)	11.17%	(3.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,776.2	$793.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.79%	.87	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.79%	.87	%(e)
Net investment income	3.45%	3.47	%(e)
Portfolio turnover rate	124%	314	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of AST Multi-Sector Fixed Income Portfolio (hereafter referred to as the “Portfolio”), a portfolio of Advanced Series Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from February 25, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2014, and the results of its operations, and the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2015

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 47) Trustee Since 2011 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Sherry S. Barrat* (Age: 65) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 55) Trustee Since 2014 Number of Portfolios in Fund Complex† Overseen by Trustee: 92	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 64) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (Age: 76) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (Age: 68) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
W. Scott McDonald, Jr., PhD* (Age: 77) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas T. Mooney* (Age: 73) Trustee Since 2003 Independent Chair Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien* (Age: 64) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustees
Robert F. O’Donnell* (Age: 46) Trustee & President Since 2012 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None
Timothy S. Cronin* (Age: 49) Trustee & Vice President Since 2009 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None
Bruce W. Ferris* (Age: 59) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None

* The address of each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (59) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (39) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (40) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (56) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

E2

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Jonathan D. Shain* (56) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (40) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).
Kathleen DeNicholas* (40) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (50) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (47) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (53) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (58) Assistant Treasurer Since 2006	Vice President and Corporate Counsel — Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (52) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (46) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

1 Excludes Messrs. O’Donnell and Cronin, interested Trustees who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears under “Interested Trustees,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

©2015 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0257192-00003-00    AST-AR-E

ADVANCED SERIES TRUST

ANNUAL REPORT  • DECEMBER 31, 2014

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST Money Market Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2014

■	LETTER TO CONTRACT OWNERS

■	REPORT OF THE INVESTMENT MANAGERS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Money Market Portfolio	A1

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2014

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 30, 2015

AST Money Market Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.00%	0.00%	0.01%	1.48%
Lipper (VIP) Money Market Funds Average	N/A	-0.04	-0.03	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELDS*

For the year ended December 31, 2014, the AST Money Market Portfolio returned 0.00%. The net assets of the Portfolio at December 31, 2014 were $1,106.4 million.

The Portfolio’s investment objective is to seek high current income and maintain high levels of liquidity. The Portfolio’s subadviser is Prudential Investment Management, Inc.

The seven-day current yield and total return of the Portfolio remained near zero during the period. Throughout the year, the yields on all money market funds in the United States stayed at historically low levels, as the Federal Reserve (“Fed”) maintained its efforts to keep rates low in support of its dual mandate of maximum employment and price stability.

During the year, the U.S. economy was a beacon of hope, as global economies struggled with lower demand and disinflationary forces. Despite a soft patch during the first quarter due to harsh winter weather, the U.S. economy expanded in the second and third quarters, driven by an increase in business investment and a rise in consumer confidence resulting from steady improvement in the labor markets as well as lower energy prices.

As the U.S. economy strengthened, the Fed began slowly reducing the pace of its asset purchases, known as quantitative easing, and ended the program in October. In the fourth quarter, the Fed altered its forward guidance to suggest that monetary policy would remain highly accommodative and said it would keep the federal funds target rate between 0% and 0.25% for the foreseeable future. However, toward the end of the year, the Fed appeared more confident in the broad economic expansion and indicated the normalization of monetary policy could happen sooner rather than later, leading to speculation that the Fed would start raising interest rates in mid 2015.

The three month London Interbank offered rate (“LIBOR”), the rate that banks pay one another to borrow in U.S. dollars, remained low during the year, averaging 0.23% and moving in an extremely narrow range of between 0.22% and 0.26%. However, one-year LIBOR rose, reflecting expectations of higher interest rates, and peaked at 0.63% at the end of 2014.

A flat yield curve and scarce supply of eligible securities provided few investment opportunities. Corporations took advantage of low interest rates to issue debt with maturities of longer than one year. Furthermore, regulatory forces compelled borrowers to avoid short term funding. Meanwhile, demand was strong for a limited number of shorter-term issues, which pushed yields lower. As corporate spreads (the difference in yield between corporate bonds and government bonds of similar maturities) remained narrow, the Portfolio favored government-issued debt, agency securities, and repurchase agreements. The Portfolio maintained a conservative investment approach by limiting the majority of its investments to less than three months and utilizing LIBOR-based securities to add relative value when appropriate. It kept its exposure to financial issuers in relatively short maturities as yields fell with the return of investor confidence to this sector.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio. Both are Prudential Financial companies.

*	Source: iMoneyNet, Inc. based on 249 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of December 30, 2014.

Lipper Variable Insurance Products (VIP) Money Market Funds Average The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Returns for the Lipper Average reflect the deduction of operating expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

An investment in a Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Prudential Investment Management, Inc. is a registered investment adviser and Prudential Financial company.

1

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2014

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Money Market Portfolio	Actual	$1,000.00	$1,000.00	0.16%	$0.81
	Hypothetical	$1,000.00	$1,024.40	0.16%	$0.82

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2014, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

CERTIFICATES OF DEPOSIT — 24.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bank of America NA	0.180%		02/02/15	6,000	$6,000,000
Bank of America NA	0.250%		03/20/15	4,000	4,000,000
Bank of America NA	0.250%		05/12/15	4,000	4,000,000
Bank of America NA	0.260%		02/02/15	6,000	6,000,000
Bank of America NA	0.260%		03/09/15	5,000	5,000,000
Bank of Montreal	0.220%		01/26/15	3,000	3,000,000
Bank of Montreal	0.245%	(c)	06/03/15	3,000	3,000,000
Bank of Nova Scotia	0.265%	(c)	06/29/15	8,000	8,000,000
Bank of Nova Scotia	0.378%	(c)	07/17/15	1,750	1,751,228
Bank of Tokyo-Mitsubishi UFL Ltd	0.210%		02/25/15	10,000	10,000,000
BNP Paribas SA	0.482%	(c)	04/10/15	11,000	11,000,000
Branch Banking & Trust Co.	0.160%		01/26/15	3,000	3,000,000
Branch Banking & Trust Co.	0.160%		01/28/15	9,000	9,000,000
Branch Banking & Trust Co.	0.160%		02/03/15	5,000	5,000,000
Canadian Imperial Bank of Commerce	0.190%		03/11/15	2,000	2,000,000
Canadian Imperial Bank of Commerce	0.232%	(c)	05/06/15	3,000	3,000,000
Citibank NA	0.180%		02/03/15	5,000	5,000,000
Citibank NA	0.240%		02/04/15	6,000	6,000,000
Citibank NA	0.250%		03/03/15	5,000	5,000,000
Citibank NA	0.250%		03/11/15	16,000	16,001,528
Citibank NA	0.250%		05/05/15	4,600	4,600,000
DNB Bank ASA	0.270%	(c)	09/12/15	3,000	3,000,000
Mizuho Bank Ltd.	0.200%		01/02/15	15,000	15,000,000
Natixis	0.240%		01/02/15	5,200	5,200,000
Norinchukin Bank	0.200%		02/11/15	4,000	4,000,000
Norinchukin Bank	0.230%		01/14/15	2,500	2,500,000
Rabobank Nederland	0.280%	(c)	04/14/15	9,000	9,000,000
Rabobank Nederland	0.283%	(c)	02/25/15	2,000	2,000,153
Rabobank Nederland	0.286%	(c)	05/29/15	3,000	3,000,050
Royal Bank of Canada	0.241%	(c)	02/12/15	3,000	3,000,000
Royal Bank of Canada	0.268%	(c)	12/11/15	6,000	6,000,000
Standard Chartered Bank	0.290%		03/03/15	5,725	5,725,000
State Street Bank & Trust Co.	0.240%	(c)	03/12/15	3,000	3,000,000
State Street Bank & Trust Co.	0.281%	(c)	10/01/15	9,000	9,000,000
Sumitomo Mitsui Banking Corp.	0.255%		02/02/15	10,000	10,000,000
Sumitomo Mitsui Banking Corp.	0.260%		04/10/15	2,000	2,000,000
Svenska Handelsbanken AB	0.205%		02/27/15	7,500	7,500,118
Svenska Handelsbanken AB	0.220%		01/28/15	5,000	5,000,019
Svenska Handelsbanken AB	0.519%	(c)	01/16/15	4,000	4,000,547
Toronto-Dominion Bank (The)	0.247%	(c)	10/06/15	12,000	12,000,000
U.S. Bank National Assoc.	0.175%	(c)	02/26/15	13,000	13,000,000
U.S. Bank National Assoc.	0.233%		10/30/15	6,000	6,000,000
Wells Fargo Bank NA	0.208%	(c)	02/06/15	3,300	3,299,994
Wells Fargo Bank NA	0.220%	(c)	02/28/15	8,000	8,000,027
Wells Fargo Bank NA	0.232%	(c)	03/17/15	5,000	5,000,000
Wells Fargo Bank NA	0.241%	(c)	05/12/15	3,000	3,000,000

					269,578,664

COMMERCIAL PAPER — 27.1%
ABN AMRO Funding USA LLC, 144A(n)	0.260%		02/10/15	8,000	7,997,689
ABN AMRO Funding USA LLC, 144A(n)	0.340%		01/05/15	3,000	2,999,887
ABN AMRO Funding USA LLC, 144A(n)	0.350%		01/15/15	3,000	2,999,592
Caisse Centrale Desjardins du Quebec, 144A	0.231%	(c)	10/22/15	10,000	10,000,000
CDP Financial, Inc., 144A(n)	0.150%		01/05/15	12,000	11,999,800
CDP Financial, Inc., 144A(n)	0.150%		01/16/15	3,700	3,699,769
CDP Financial, Inc., 144A(n)	0.160%		01/08/15	7,000	6,999,782
CDP Financial, Inc., 144A(n)	0.180%		03/16/15	1,000	999,630
CDP Financial, Inc., 144A(n)	0.190%		03/13/15	4,000	3,998,501
Commonwealth Bank of Australia, 144A	0.244%	(c)	04/23/15	11,000	11,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL PAPER (continued)
CPPIB Capital, Inc., 144A(n)	0.140%		02/18/15	15,000	$14,997,200
CPPIB Capital, Inc., 144A(n)	0.160%		01/13/15	3,000	2,999,840
CPPIB Capital, Inc., 144A(n)	0.160%		02/09/15	5,849	5,847,986
DNB Bank ASA, 144A(n)	0.220%		01/20/15	8,000	7,999,071
DNB Bank ASA, 144A	0.244%	(c)	01/16/15	7,000	7,000,000
Eli Lilly & Co., 144A(n)	0.200%		03/25/15	6,000	5,997,233
General Electric Capital Corp.(n)	0.200%		01/27/15	11,000	10,998,411
General Electric Capital Corp.(n)	0.200%		04/20/15	6,000	5,996,367
GlaxoSmithkline Finance PLC, 144A(n)	0.160%		01/22/15	14,000	13,998,693
HSBC Bank PLC, 144A	0.223%	(c)	01/30/15	7,000	7,000,000
HSBC Bank PLC, 144A	0.228%	(c)	05/07/15	4,000	4,000,000
HSBC Bank PLC, 144A	0.233%	(c)	02/12/15	4,000	4,000,000
HSBC Bank PLC, 144A	0.255%		11/20/15	4,000	4,000,000
JPMorgan Securities LLC(n)	0.200%		02/02/15	3,000	2,999,467
JPMorgan Securities LLC, 144A(n)	0.200%		02/17/15	6,000	5,998,433
JPMorgan Securities LLC, 144A(n)	0.210%		03/11/15	5,000	4,997,988
JPMorgan Securities LLC, 144A	0.345%		10/20/15	7,000	7,000,000
JPMorgan Securities LLC, 144A	0.357%	(c)	08/07/15	6,000	6,000,000
Nordea Bank AB, 144A(n)	0.220%		03/13/15	7,500	7,496,746
PNC Bank NA(n)	0.280%		07/01/15	1,000	998,592
PNC Bank NA	0.310%		03/27/15	8,000	8,000,000
PNC Bank NA	0.310%		05/20/15	4,000	4,000,000
PSP Capital, Inc., 144A(n)	0.150%		01/16/15	5,000	4,999,688
PSP Capital, Inc., 144A(n)	0.150%		02/13/15	3,000	2,999,463
PSP Capital, Inc., 144A(n)	0.155%		02/17/15	2,000	1,999,595
PSP Capital, Inc., 144A(n)	0.160%		03/10/15	5,000	4,998,489
Schlumberger Investment SA, 144A(n)	0.140%		01/12/15	2,000	1,999,914
Schlumberger Investment SA, 144A(n)	0.200%		03/16/15	19,560	19,551,959
Skandinaviska Enskilda Banken AB, 144A(n)	0.260%		04/14/15	12,500	12,490,701
State Street Corp.(n)	0.160%		01/05/15	9,000	8,999,840
State Street Corp.(n)	0.170%		03/09/15	6,000	5,998,102
Swedbank AB(n)	0.230%		01/05/15	6,000	5,999,847
Swedbank AB(n)	0.245%		01/22/15	7,000	6,999,000
Toyota Motor Credit Corp.(n)	0.130%		02/03/15	8,000	7,999,047
Toyota Motor Credit Corp.	0.231%	(c)	04/09/15	5,000	5,000,000
Westpac Banking Corp., 144A	0.243%	(c)	04/29/15	5,000	5,000,000

					300,056,322

OTHER CORPORATE OBLIGATIONS — 5.6%
Bank of Montreal, Sr. Unsec’d. Notes, MTN	0.709%	(c)	09/11/15	1,800	1,805,441
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	3.100%		01/15/15	5,000	5,005,584
Bank of Nova Scotia, Sr. Unsec’d. Notes	3.400%		01/22/15	1,000	1,001,803
Commonwealth Bank of Australia, Sr. Unsec’d. Notes	1.950%		03/16/15	1,000	1,003,236
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	2.150%		01/09/15	2,229	2,229,952
International Bank for Reconstruction & Development, Sr. Unsec’d. Notes	0.161%	(c)	01/14/15	9,960	9,960,019
International Bank for Reconstruction & Development, Sr. Unsec’d. Notes, MTN	0.157%	(c)	08/07/15	4,000	4,000,000
International Finance Corp., Sr. Unsec’d. Notes, MTN	0.170%	(c)	01/28/15	3,000	3,000,001
MetLife Institutional Funding II, Sec’d. Notes, 144A	0.601%	(c)	01/06/15	3,900	3,900,202
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A	2.000%		01/09/15	7,700	7,702,917
Royal Bank of Canada, Sr. Unsec’d. Notes, MTN	0.461%	(c)	01/06/15	8,000	8,000,249

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
OTHER CORPORATE OBLIGATIONS (continued)
Toronto-Dominion Bank (The), Sr. Unsec’d. Notes, MTN	0.432%	(c)	11/06/15	1,700	$1,702,859
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	0.234%	(c)	08/26/15	6,000	6,000,000
Wells Fargo Bank NA, Sr. Unsec’d. Notes	0.511%	(c)	07/20/15	7,000	7,009,765

					62,322,028

TIME DEPOSITS — 3.1%
Australia & New Zealand Banking Group Ltd.(g)	0.250%		01/26/15	8,000	8,000,000
Credit Agricole SA	0.050%		01/02/15	9,000	9,000,000
U.S. Bank National Assoc.	0.130%		01/02/15	17,236	17,236,000

					34,236,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 35.6%
Federal Farm Credit Bank	0.138%	(c)	02/03/16	4,000	4,000,227
Federal Farm Credit Bank	0.155%	(c)	10/01/15	5,000	5,001,324
Federal Farm Credit Bank	0.200%	(c)	07/27/15	2,000	2,000,836
Federal Home Loan Bank(n)	0.052%		01/02/15	8,000	7,999,988
Federal Home Loan Bank(n)	0.065%		01/21/15	21,000	20,999,242
Federal Home Loan Bank(n)	0.070%		01/07/15	5,000	4,999,942
Federal Home Loan Bank(n)	0.070%		01/16/15	10,885	10,884,683
Federal Home Loan Bank(n)	0.070%		01/23/15	30,150	30,148,710
Federal Home Loan Bank(n)	0.070%		02/05/15	11,000	10,999,251
Federal Home Loan Bank	0.070%		04/24/15	9,000	8,999,272
Federal Home Loan Bank	0.070%		04/29/15	9,000	8,999,096
Federal Home Loan Bank(n)	0.075%		01/29/15	12,200	12,199,288
Federal Home Loan Bank(n)	0.075%		01/30/15	7,000	6,999,577
Federal Home Loan Bank(n)	0.080%		01/14/15	11,395	11,394,671
Federal Home Loan Bank(n)	0.080%		01/16/15	23,500	23,499,217
Federal Home Loan Bank(n)	0.080%		02/06/15	16,500	16,498,625
Federal Home Loan Bank(g)	0.085%		01/23/15	4,400	4,399,771
Federal Home Loan Bank(n)	0.085%		02/04/15	7,000	6,999,240
Federal Home Loan Bank(n)	0.085%		02/04/15	6,500	6,499,478
Federal Home Loan Bank(n)	0.088%		02/06/15	1,220	1,219,893
Federal Home Loan Bank(n)	0.090%		02/04/15	15,000	14,998,725
Federal Home Loan Bank(n)	0.095%		02/11/15	5,000	4,999,459
Federal Home Loan Bank(n)	0.100%		03/06/15	15,000	14,997,375
Federal Home Loan Bank	0.104%	(c)	04/02/15	6,000	5,999,962
Federal Home Loan Bank	0.106%	(c)	05/12/15	3,000	2,999,926
Federal Home Loan Bank(n)	0.110%		03/04/15	13,800	13,797,386
Federal Home Loan Bank	0.114%	(c)	02/23/15	5,000	5,000,000
Federal Home Loan Bank(n)	0.117%		03/13/15	2,000	1,999,539
Federal Home Loan Bank	0.120%	(c)	03/26/15	8,000	8,000,000
Federal Home Loan Bank	0.120%	(c)	05/28/15	16,000	15,999,870
Federal Home Loan Bank	0.122%	(c)	07/10/15	7,000	7,000,000
Federal Home Loan Bank(n)	0.125%		02/11/15	10,000	9,998,576
Federal Home Loan Bank	0.125%	(c)	06/25/15	7,000	6,999,864
Federal Home Loan Bank	0.127%	(c)	08/10/15	7,000	6,999,900
Federal Home Loan Bank	0.132%	(c)	02/18/15	4,000	4,000,000
Federal Home Loan Bank	0.136%	(c)	09/14/15	7,000	7,000,677
Federal Home Loan Bank	0.138%	(c)	12/24/15	7,000	6,998,414
Federal Home Loan Bank(n)	0.177%		03/20/15	3,000	2,998,849
Federal Home Loan Mortgage Corp.(n)	0.070%		02/06/15	7,000	6,999,510
Federal Home Loan Mortgage Corp.	0.122%	(c)	02/18/16	13,000	12,997,760
Federal Home Loan Mortgage Corp.	0.141%	(c)	10/16/15	5,000	5,000,585
Federal Home Loan Mortgage Corp.	0.152%	(c)	07/17/15	13,000	13,002,167

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.(n)	0.065%		01/20/15	4,103	$4,102,859
Federal National Mortgage Assoc.	0.127%	(c)	08/05/15	6,000	6,000,377

					393,634,111

U.S. TREASURY OBLIGATIONS — 5.8%
U.S. Treasury Bills(n)	0.046%		01/08/15	4,000	3,999,964
U.S. Treasury Notes	0.125%		04/30/15	6,000	6,000,598
U.S. Treasury Notes	0.250%		02/15/15	11,000	11,002,441
U.S. Treasury Notes	2.500%		03/31/15-04/30/15	35,000	35,237,320
U.S. Treasury Notes	4.000%		02/15/15	8,000	8,038,499

					64,278,822

TOTAL INVESTMENTS — 101.6% (amortized cost $1,124,105,947)					1,124,105,947
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.6)%					(17,721,376)

NET ASSETS — 100.0%					$1,106,384,571

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(n)	Rate quoted represents yield-to-maturity as of purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$269,578,664	$—
Commercial Paper	—	300,056,322	—
Other Corporate Obligations	—	62,322,028	—
Time Deposits	—	34,236,000	—
U.S. Government Agency Obligations	—	393,634,111	—
U.S. Treasury Obligations	—	64,278,822	—

Total	$—	$1,124,105,947	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

U.S. Government Agency Obligations	35.6%
Commercial Paper	27.1
Certificates of Deposit	24.4
U.S. Treasury Obligations	5.8
Other Corporate Obligations	5.6
Time Deposits	3.1

101.6
Liabilities in excess of other assets	(1.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at amortized cost which approximates fair value:
Unaffiliated investments	$1,124,105,947
Cash	660
Interest receivable	715,848
Receivable for fund share sold	474,322
Prepaid expenses	24,455

Total Assets	1,125,321,232

LIABILITIES:
Payable for investments purchased	14,997,375
Payable for fund share repurchased	3,799,362
Accrued expenses and other liabilities	80,469
Advisory fees payable	40,863
Distribution fee payable	18,231
Affiliated transfer agent fee payable	361

Total Liabilities	18,936,661

NET ASSETS	$1,106,384,571

Net assets were comprised of:
Paid-in capital	$1,105,759,433
Retained earnings	625,138

Net assets, December 31, 2014	$1,106,384,571

Net asset value and redemption price per share, $1,106,384,571 / 1,105,781,885 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

INCOME
Interest income	$1,864,293

EXPENSES
Advisory fees	5,660,878
Distribution fee	1,196,930
Custodian and accounting fees	167,000
Audit fee	26,000
Trustees’ fees	25,000
Insurance expenses	19,000
Shareholders’ reports	15,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	8,000
Miscellaneous	18,586

Total expenses	7,148,394
Less: advisory fee waivers and/or expense reimbursement	(5,284,101)

Net expenses	1,864,293

NET INVESTMENT INCOME	—

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	9,397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,397

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$ —	$ —
Net realized gain on investment transactions	9,397	116,066

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,397	116,066

FUND SHARE TRANSACTIONS:
Fund share sold [782,731,653 and 927,718,895 shares, respectively]	782,731,653	927,718,895
Fund share repurchased [904,667,969 and 1,968,256,464 shares, respectively]	(904,667,969)	(1,968,256,463)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(121,936,316)	(1,040,537,568)

TOTAL DECREASE IN NET ASSETS	(121,926,919)	(1,040,421,502)
NET ASSETS:
Beginning of year	1,228,311,490	2,268,732,992

End of year	$1,106,384,571	$ 1,228,311,490

SEE NOTES TO FINANCIAL STATEMENTS.

A6

GLOSSARY:

The following abbreviations are used in the preceding Portfolio descriptions:

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
MTN	Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS.

A7

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2014 consisted of 90 separate Portfolios (“Portfolios”). The information presented in these financial statements pertains to the AST Money Market Portfolio (the “Portfolio” or “Money Market”). The investment objective of the Portfolio is high current income and to maintain high levels of liquidity.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

B1

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

The Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 5% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into

B2

on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions from the Portfolio are made in cash and are automatically reinvested in additional shares. The Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2014, the Investment Manager has engaged Prudential Investment Management, Inc. (“PIM”) as Subadviser for Money Market Portfolio.

B3

Advisory Fees and Expense Limitations: The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statements of Operations.

	Advisory Fee at December 31, 2014	Effective Advisory Fee
Money Market	0.49% first $300 million;	0.03	%*
	0.48% on next $200 million;
	0.47% on next $250 million;
	0.46% on next 2.5 billion;
	0.45% on next 2.75 billion;
	0.42% on next $4 billion;
	0.40% in excess of $10 billion

*	The Investment Manager has voluntarily agreed to limit the advisory fees of the Money Market Portfolio such that the 1-day yield of the Portfolio (without gain or loss) does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Investment Manager at any time without notice. During the year ended December 31, 2014, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $5,284,101, 0.44% of the Money Market Portfolio’s average daily net assets.

AST Investment Services, Inc., PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

5.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

B4

6.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

7.	Ownership

As of December 31, 2014, substantially all shares of the Portfolio were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

B5

Financial Highlights

	AST Money Market Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income (Loss) From Investment Operations:
Net investment income and realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Less Distributions:	—	—	— (b)	— (b)	— (b)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	0.00%	0.00%	0.01%	0.02%	0.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,106.4	$1,228.3	$2,268.7	$2,717.2	$3,217.9
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.17%	0.21%	0.18%	0.26%
Expenses Before Waivers and/or Expense Reimbursement	0.60%	0.60%	0.61%	0.62%	0.62%
Net investment income	0.00%	0.00%	0.01%	0.02%	0.02%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of AST Money Market Portfolio (hereafter referred to as the “Portfolio”), a portfolio of Advanced Series Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2015

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 47) Trustee Since 2011 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Sherry S. Barrat* (Age: 65) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 55) Trustee Since 2014 Number of Portfolios in Fund Complex† Overseen by Trustee: 92	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 64) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (Age: 76) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (Age: 68) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
W. Scott McDonald, Jr., PhD* (Age: 77) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas T. Mooney* (Age: 73) Trustee Since 2003 Independent Chair Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien* (Age: 64) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustees
Robert F. O’Donnell* (Age: 46) Trustee & President Since 2012 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None
Timothy S. Cronin* (Age: 49) Trustee & Vice President Since 2009 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None
Bruce W. Ferris* (Age: 59) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None

* The address of each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (59) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (39) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (40) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (56) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

E2

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Jonathan D. Shain* (56) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (40) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).
Kathleen DeNicholas* (40) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (50) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (47) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (53) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (58) Assistant Treasurer Since 2006	Vice President and Corporate Counsel — Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (52) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (46) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

1 Excludes Messrs. O’Donnell and Cronin, interested Trustees who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears under “Interested Trustees,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

©2015 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0257447-00004-00    AST-AR-F

ADVANCED SERIES TRUST

ANNUAL REPORT  • DECEMBER 31, 2014

Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST BlackRock Multi-Asset Income Portfolio
AST FQ Absolute Return Currency Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST Goldman Sachs Strategic Income Portfolio
AST Jennison Global Infrastructure Portfolio
AST Managed Equity Portfolio
AST Managed Fixed-Income Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2014

■	LETTER TO CONTRACT OWNERS

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST BlackRock Multi-Asset Income Portfolio	A1
	AST FQ Absolute Return Currency Portfolio	A4
	AST Franklin Templeton K2 Global Absolute Return Portfolio	A9
	AST Goldman Sachs Global Growth Allocation Portfolio	A16
	AST Goldman Sachs Strategic Income Portfolio	A21
	AST Jennison Global Infrastructure Portfolio	A44
	AST Managed Equity Portfolio	A48
	AST Managed Fixed-Income Portfolio	A50
	AST Prudential Flexible Multi-Strategy Portfolio	A52
	AST T. Rowe Price Diversified Real Growth Portfolio	A55
	Glossary	A72

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2014

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 30, 2015

AST BlackRock Multi-Asset Income Portfolio	December 31, 2014

Report of the Investment Manager - As of December 31, 2014 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	0.10%
Blended Index	3.08
S&P 500 Index	10.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 28, 2014, through December 31, 2014, the AST BlackRock Multi-Asset Income Portfolio returned 0.10%.

The net assets of the Portfolio at December 31, 2014 were $11.6 million.

The Portfolio’s investment objective is to seek to maximize current income with consideration for capital appreciation. The Portfolio is subadvised by BlackRock Financial Management, Inc.

The Portfolio underperformed its benchmark, the Blended Index, which returned 3.08%.

An allocation to non-U.S. developed equities proved to be the primary detractor to overall performance as risk assets outside the U.S. were broadly lower due to slowing economic conditions in Europe. While the Portfolio did not hold a significant amount of direct energy exposure, the underperformance of the energy sector had spillover effects in several asset classes in the Portfolio, with both U.S. high yield and emerging market equities producing negative returns over the period. The largest contributors to overall performance included allocations to preferred stock, high quality investment grade corporates, and U.S. dividend-paying equities. Lower interest rates and an improving domestic recovery provided support for these sectors. A tactical allocation to cash contributed to performance as it provided a buffer against heightened market volatility.

The Portfolio made several tactical asset allocation changes during the period. Due to continued signs of economic weakening across Europe and increased geopolitical risks, the Portfolio reduced exposure to international developed and emerging market equities in favor of the U.S. Additionally, the Portfolio reduced its allocation to high yield bonds in the beginning of the period over concerns about potential liquidity constraints and less compelling valuations, preferring to hold a larger allocation to high quality investment grade bonds and cash.

The Portfolio also captured profits on an allocation to preferred stocks during the period as the sharp drop in interest rates made preferred stocks one of the top performing asset classes in 2014. With expectations that further upside is likely limited when considering both recent performance and the potential for higher interest rates in 2015, BlackRock felt it prudent to reduce exposure to preferred stocks. BlackRock also closed a position in Alerian Master Limited Partnerships (MLP) ETF as it became increasingly difficult to predict the impact of lower oil prices on this sector of the market.

The Portfolio used derivatives toward the end of the period to hedge foreign currency exposure. Overall, use of derivatives did not have a material impact on performance given a relatively small position size.

Prudential Investments LLC is manager of the Portfolio and a Prudential Financial company.

Blended Index consists of Barclays U.S. Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI World Index (GD) (50%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST FQ Absolute Return Currency Portfolio	December 31, 2014

Report of the Investment Manager - As of December 31, 2014 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	-2.50%
Citigroup 1-Month U.S. Treasury Bill Index	0.01
S&P 500 Index	10.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 28, 2014, through December 31, 2014, the AST FQ Absolute Return Currency Portfolio returned -2.50%.

The net assets of the Portfolio at December 31, 2014 were $5.2 million.

The Portfolio’s investment objective is to seek absolute returns not highly correlated with any traditional asset class. The Portfolio is subadvised by First Quadrant, L.P.

The Portfolio underperformed its benchmark, the Citigroup 1-Month U.S. Treasury Bill Index, which returned 0.01%.

The Portfolio’s performance for the period was flat and below expectations. A good run ended abruptly late in October, with two key events triggering a November decline. The first was the Bank of Japan’s announcement at the end of October that it was taking stimulative actions. This unexpected move, initiated at a time when the U.S. Federal Reserve was working toward ending its quantitative easing program, drove the yen down by almost 7% against the Portfolio’s world currency basket over the short period between October 30 and December 5.

First Quadrant’s Unhedged Export Flows model (which seeks to capture changes in currency prices on the back of inflation-induced fluctuations in hedging of international trade), which had performed well for most of the year, lost value from its long position in the yen, finishing the year flat. The other detracting event was the sharp decline in global oil prices. A long position in the Norwegian krone, driven primarily by inflation-dictated views on fair-value exchange rates, sustained large losses, as tumbling oil prices led to a deteriorating outlook for the Norwegian economy and to weakness in its currency. The Portfolio improved in mid-December, in particular from a short position in the Swedish krona and long positions in the U.S. dollar and Japanese yen.

The Prospective Equity Flows model (a model designed to capture the risk aversion characteristics of equity investors through cross-border portfolio flows) consistently delivered positive returns through the period. It had a particularly strong second half of the year on sustained U.S. dollar strength. The Unhedged Export Flows model performed well, especially in Swedish krona, until November when it experienced the large drawdown with the yen long position. It finished the year flat. The Relative Value model (which measures relative attractiveness of a security) was down significantly, with losses in Sweden, Norway, and New Zealand that couldn’t be offset with small gains in the United States and Switzerland. Among currency positions, the U.S. dollar and Swedish krona worked the best over the reporting period, while the Norwegian krone was among the main detractors.

The only instruments traded in the Portfolio are currency forwards which are considered derivative instruments. The performance of the Portfolio is based on the returns of these currency forward instruments.

Prudential Investments LLC is manager of the Portfolio and a Prudential Financial company.

Citigroup 1-Month U.S. Treasury Bill Index - is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Franklin Templeton K2 Global Absolute Return Portfolio	December 31, 2014

Report of the Investment Manager - As of December 31, 2014 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	-3.00%
S&P 500 Index	10.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 28, 2014, through December 31, 2014, the AST Franklin Templeton K2 Global Absolute Return Portfolio returned -3.00%.

The net assets of the Portfolio at December 31, 2014 were $7.0 million.

The Portfolio’s investment objective is to seek capital appreciation with reduced market correlation. The Portfolio is subadvised by K2/D&S Management Co., L.L.C., Templeton Global Advisers Limited, and Franklin Advisers, Inc.

The Portfolio underperformed its benchmark, the S&P 500 Index, which returned 10.83%.

The global economy grew modestly during the period since the Portfolio’s inception. U.S. growth trends were generally encouraging as economic activity expanded, particularly within the employment space. Led by the U.S., global developed market indexes advanced moderately amid a generally accommodative monetary policy environment and continued strength in corporate earnings. The U.S. Federal Reserve ended its asset purchase program in October while keeping its target interest rate low. The U.K. economy grew modestly, but euro-zone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession, and the Bank of Japan expanded its stimulus measures. Gold prices ended lower amid benign global inflation and a strong U.S. dollar.

Economic growth generally moderated in emerging markets. Emerging market stocks fell overall, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions, and concerns about possible U.S. interest rate increases.

Within the Portfolio’s alternative segment, key contributors to performance included the hedge fund tracker strategy, driven by active positioning in U.S. stock index futures. Also contributing to performance were long futures positions on 10-year U.S. Treasury bonds, whose prices rose as investors grew concerned about future slower global economic growth and commodity price declines. A long futures position on the U.S. dollar, which appreciated against most currencies, enhanced performance. However, the risk premium strategy detracted from performance, particularly the use of certain hedging techniques including systematic volatility and credit momentum.

Within the global equity segment, U.S. stocks contributed positively, notably with the Portfolio’s positioning in the healthcare and information technology sectors. Top individual contributors included Amgen, Microsoft, and Morgan Stanley.

Holdings in Asia performed well, led by Japan and Singapore, notably Toyota and Singapore-based Flextronics International. Conversely holdings in Europe hurt results as the region’s stocks were negatively affected by a stagnant economy, deflationary pressures, and the depreciation of the euro and British pound against the U.S. dollar. Sector positioning within energy and European financials weighed on performance. Key detractors were Serco Group, Total, Deutsche Lufthansa, and UniCredit.

In the fixed income segment, the Portfolio’s net short positions in the euro and Japanese yen, achieved through the use of currency forwards, contributed to performance as these currencies depreciated against the U.S. dollar. Also, through exposure to an underlying fund for the fixed income segment, investments in securitized, municipal and investment-grade corporate bonds were offset by the poor performance of certain high yield corporate bond positions. Europe detracted from performance, particularly positions in Polish and Ukrainian sovereign bonds and U.K. and French high yield corporate bonds, which more than offset the contributions of holdings in Portuguese and Serbian government bonds.

Prudential Investments LLC is manager of the Portfolio and a Prudential Financial company.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Goldman Sachs Global Growth Allocation Portfolio	December 31, 2014

Report of the Investment Manager - As of December 31, 2014 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	2.90%
Blended Index	5.37
S&P 500 Index	10.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 28, 2014, through December 31, 2014, the AST Goldman Sachs Global Growth Allocation Portfolio returned 2.90%.

The net assets of the Portfolio at December 31, 2014 were $7.7 million.

The Portfolio’s investment objective is to seek total return made up of capital appreciation and income. The Portfolio is subadvised by Goldman Sachs Asset Management, LP.

U.S. equities and fixed income assets generated positive results, but with periods of volatility and some major geopolitical developments. Developed markets outperformed emerging markets and energy-related assets fell sharply over the last few months of the year.

Continued and increased divergence in growth trends resulted in the U.S. economy continuing to recover, while the eurozone, Japan and some emerging economies struggled with weaker growth. The different pace of global economic recovery also led to monetary policy divergence, as Europe and Japan continued to ease to fight deflation, while the U.S. ended its quantitative easing program in October. These trends strongly influenced interest rates and currency markets, and the U.S. dollar rallied strongly.

Both debt and equity emerging markets underperformed developed markets, with growing bifurcation of performance amid countries with current account deficit/surplus, countries that are energy importers/exporters, and countries with varying political stability and reform agendas. The energy industry has been disrupted by both the rapid increase in production in the U.S. and continued supply out of the Middle East. As a result, oil experienced significant drawdowns.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 5.37% since the Portfolio’s launch on April 28, 2014.

Within fixed income, a strategic underweight to investment grade fixed income, with an overweight to spread assets (spreads are the amount of extra yield that bonds provide over similar-duration Treasuries), including high-yield, emerging market debt and other opportunistic fixed income, detracted from Portfolio performance, as higher quality bonds outperformed.

An out-of-benchmark exposure to commodities detracted from Portfolio performance, but was partially offset by global real estate and infrastructure securities.

In equities, the Portfolio benefited from security selection in emerging markets, as well as an overweight to the U.S. However, this was offset by the Portfolio’s international small-cap equity exposure.

Prudential Investments LLC is manager of the Portfolio and a Prudential Financial company.

Blended Index consists of Barclays U.S. Aggregate Bond Index (20%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) World Index (Unhedged) (60%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI Emerging Markets Index (GD) (10%), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. BofA Merrill Lynch 1 Month LIBOR (London Interbank Offered Rate) (10%), the average interest offered by a specific group of London banks for U.S. dollar deposits with a one-month maturity. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Goldman Sachs Strategic Income Portfolio	December 31, 2014

Report of the Investment Manager - As of December 31, 2014 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	-2.30%
BofA ML US Dollar 3-Month LIBOR Constant Maturity Index	0.16
Barclays U.S. Aggregate Bond Index	3.18

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 28, 2014, through December 31, 2014, the AST Goldman Sachs Strategic Income Portfolio returned -2.30%.

The net assets of the Portfolio at December 31, 2014 were $762.0 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Goldman Sachs Asset Management, LP.

The Portfolio underperformed its benchmark, the Barclay’s U.S. Aggregate Bond Index (the “Index”), which returned 3.18%

A series of unexpected events suppressed bond yields in 2014, despite widespread predictions that interest rates would rise over the year as U.S. markets continued to recover from the global recession. A colder-than-expected winter led to weak first quarter economic data and U.S. Treasury yields fell markedly in response. The housing market bounced back over the remainder of the year, with non-agency mortgage-backed securities leading a broad second-quarter rally. Despite positive housing market indicators suggesting a tempered but stable housing recovery, U.S. Treasury yields continued to fall over the year. The Federal Open Market Committee (“Fed”) raised interest rate projections as labor market and housing data improved. Fed statements suggested interest rate hikes will begin in June or September 2015. Conflicts in both Eastern Europe and the Middle East through the end of summer and the beginning of fall led the emerging markets sector to underperform. Surging volatility in October caused oil prices to drop nearly 50% from their June highs, crippling oil exporters, particularly Venezuela and Russia, with Canada negatively affected as well. However, weak oil markets have been a boon to oil importing countries. For example, the U.S. saw its annualized gross domestic product (GDP) growth from September through November revised upward from 3.9% to 5.0%.

The Portfolio underperformed the Index primarily because it was less exposed than the Index to changes in interest rates, which fell over the course of the year despite overall economic growth. However, its strategies for bonds of the G10 countries and for emerging markets currencies both contributed positively to its relative performance, particularly short positions on the Swiss franc, the euro, and the Russian ruble. Positioning among bond market sectors, specifically overweight exposures to non-agency mortgage-backed securities, also helped relative performance. Selection of individual securities within sectors produced mixed results, adding to returns among corporate bonds but detracting among emerging market bonds. An underweight to China in emerging markets exposures also detracted.

Derivatives were used in several capacities over the period as part of the portfolio’s overall investment strategy, including managing duration/yield curve and cross-sector positioning.

Prudential Investments LLC is manager of the Portfolio and a Prudential Financial company.

The Bank of America Merrill Lynch U.S. Dollar 3-month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is base on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Jennison Global Infrastructure Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	4.50%
S&P Global Infrastructure Index	3.68
S&P 500 Index	10.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 28, 2014, through December 31, 2014, the AST Jennison Global Infrastructure Portfolio returned 4.50%.

The net assets of the Portfolio at December 31, 2014 were $6.3 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Jennison Associates LLC.

The Portfolio outperformed its benchmark, the S&P Global Infrastructure Index (the “Index”), which returned 3.68%.

Infrastructure stocks performed well during the year, despite a steep descent in oil prices to multi-year lows. Stock selection within the energy sector, specifically the oil and gas storage and transportation industry, along with stock selection in the industrials sector and an allocation in the transportation infrastructure industry, both contributed to performance. Stock selection was negative in utilities, where the Portfolio’s allocation to electric and water utilities detracted from performance versus the Index.

Among top absolute contributors for the period, oil, gas & consumable fuels company Cheniere Energy has benefited from signing a long-term take or pay contract with a Portuguese utility company, giving the market the confidence that the value proposition for the company is still intact. Additionally, Cheniere also received a construction permit from the Federal Energy Regulatory Commission (FERC) for its second proposed Corpus Christi LNG (liquid natural gas) export facility. Jennison believes Cheniere has an advantage as it moves toward becoming the first large-scale LNG exporter from the US in late 2015.

Philips 66 Partners was formed to own, operate, develop, and acquire primarily fee-based crude oil, refined petroleum, and natural gas liquids pipelines and terminals and other transportation and midstream assets. The company’s parent, Phillips 66, has provided unparalleled support as it continues to grow its midstream backlog and incubate projects, which Jennison believes should lead to potential dropdowns of assets for the company and the resulting growth that could follow.

On the negative side, Drax Group shares moved lower on regulatory concerns and falling gas prices, mainly due to weather. The company is the owner of some of the UK’s largest and most modern coal generating facilities and has been transforming itself into a predominantly biomass-fueled generator of electricity. Jennison continues to believe Drax is well-positioned to benefit from an anticipated tightening of the UK power market and a possible step-up in gas prices, and believes its shares exhibit a favorable risk/reward ratio. Residential rooftop solar developer Vivint Solar shares fell during the period following the company’s initial offering in October 2014. The company provides distributed solar energy electricity generated by a system installed for residential customers. Jennison believes the firm is well positioned to benefit from high demand growth for residential rooftop solar installations, and feels the potential market for rooftop solar is large given current low penetration levels. Jennison also believes that, over time, Vivint’s products should become even more compelling as utility prices continue rising and the cost of residential rooftop solar falls due to technological advances.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

The S&P Global Infrastructure Index is an unmanaged Index designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

6

AST Managed Equity Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	3.30%
MSCI All Country World Index (GD)	2.42
S&P 500 Index	10.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 28, 2014, through December 31, 2014, the AST Managed Equity Portfolio returned 3.30%.

The net assets of the Portfolio at December 31, 2014 were $2.9 million.

The Portfolio’s investment objective is to provide capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

The Portfolio’s fund-of-funds structure is managed by QMA with an active overlay segment that uses derivatives to gain market exposure and implement asset allocation. For the period, the allocation to the overlay was minimal and impact from derivatives usage did not affect Portfolio performance.

The Portfolio outperformed its benchmark index, MSCI All-Country World Index (the “Index”), which returned 2.42%. Allocations by US equity subadvisers added value, as US markets outperformed non-US by a wide margin. Within non-US markets, stocks in developed markets performed worse than emerging markets. A sizeable allocation to US mid-cap subadvisers added significant value, as mid cap stocks also strongly outperformed international stocks, and active subadvisers were broadly able to outperform their mid-cap indexes. The Portfolio’s out of benchmark allocations also helped performance for the period. Specifically, an allocation to the Prudential Global Real Estate Portfolio contributed positively, as did a small allocation to the Jennison Global Infrastructure Portfolio, despite the relative underperformance experienced by both AST Global Real Estate and AST Jennison Global Infrastructure Portfolios.

Although large-cap equity subadvisers generally found it difficult to outperform their benchmark indexes in 2014, active management added value across multiple components of the Portfolio. Specifically, the AST QMA US Equity Alpha Portfolio, AST Neuberger/LSV Mid Cap Value Portfolio, AST Goldman Mid Cap Growth Portfolio, AST International Growth Portfolio, and both small-cap components in the Portfolio outperformed meaningfully.

Underperformers included US equity managers AST Clearbridge Dividend Growth Portfolio, AST Large Cap Value Portfolio, AST T. Rowe Price Large Cap Growth Portfolio and emerging markets manager AST Parametric Emerging Markets Portfolio. Parametric’s structured portfolio looks to remove country biases inherent in the index’s market-cap-weighted structure and thus remains underweight in China, Brazil, and India and slightly overweight several frontier markets. The overweight to these smaller economies hurt relative performance, specifically in the fourth quarter of 2014, as the sharp drop in oil prices put countries dependent on oil-related revenues at risk of falling into recession.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

The MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

7

AST Managed Fixed-Income Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	0.70%
Barclays U.S. Aggregate Bond Index	3.18

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 28, 2014, through December 31, 2014, the AST Managed Fixed-Income Portfolio returned 0.70%.

The net assets of the Portfolio at December 31, 2014 were $5.6 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

The Portfolio’s fund-of-funds structure is managed by QMA with an active overlay Portfolio that uses derivatives to gain market exposure and implement asset allocation views. For the period, the allocation to the overlay was minimal and impact from derivatives usage did not affect Portfolio performance.

During the period, the Portfolio underperformed its benchmark index, the Barclays U.S. Aggregate Bond Index (the “Index”), which returned 3.18%. The Portfolio’s allocations to non-benchmark strategies and the performance of its underlying funds detracted from relative performance.

Long-term U.S. government bonds were the strongest fixed-income performer during the period, especially during the second half of 2014 when the yields on the 10-year U.S. Treasury bond fell considerably. This was challenging for strategies that were underweight in U.S. government bonds or those with short-duration positioning relative to their benchmark indexes. (Duration is a measure of sensitivity of a bond’s price to changes in interest rates.) Accordingly, the Portfolio’s allocation to AST Goldman Sachs Strategic Income Portfolio, an unconstrained bond strategy, was among the largest detractors from relative performance. Like many unconstrained bond strategies, AST Goldman Sachs Strategic Income Portfolio held a significantly short duration position and underperformed its primary and secondary benchmarks, respectively the broad Barclays U.S. Aggregate Bond Index and Bank of America Merrill Lynch U.S. Dollar 3-month LIBOR Constant Maturity Index, during the period.

The Portfolio was also hurt by its allocations to global spread sectors, especially emerging markets debt and high-yield bonds. Spread sectors generally did not fare as well as U.S. government bonds during the period. Both of the Portfolio’s underlying core bond funds, like many similar funds, were underweight in U.S. government bonds and overweight in investment grade bonds or high-yield bonds. As a result, the AST Prudential Core Bond Portfolio and the AST PIMCO Total Return Bond Portfolio underperformed their respective benchmark indexes for the period.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bank of America Merrill Lynch U.S. Dollar 3-month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is base on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

8

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2014

Report of the Investment Managers - As of December 31, 2014 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	5.90%
Blended Index	2.75
MSCI All Country World Index	2.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 28, 2014, through December 31, 2014, the AST Prudential Flexible Multi-Strategy Portfolio returned 5.90%.

The net assets of the Portfolio at December 31, 2014 were $9.5 million.

The Portfolio’s investment objective is to provide capital appreciation. The Portfolio is subadvised by Jennison Associates LLC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC.

The Portfolio outperformed its benchmark, the Blended Index (the “Index”), which returned 2.75%.

Despite many investors’ expectation of a correction in stock prices in 2014, periodic chaos in global affairs, and a scare related to the Ebola virus, the S&P 500 Index delivered returns above 13%. The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, fell in dollar terms, as a stronger dollar offset modest gains measured in local currencies. The Barclays U.S. Aggregate Bond Index gained more than 5%, led by a strong and unexpected performance by long duration U.S. Treasury bonds.

The U.S. economy finally gained some traction, moving above the 2% average annual growth rate that had prevailed since 2009. Reduced fiscal drag; recovery in housing, autos, and other consumer goods; a highly stimulative Federal Reserve policy; contributions from a revived U.S. energy sector; and inventory accumulation resulted in a robust annualized 5.0% rate of growth in the third quarter of the year.

Strong U.S. stock market gains drove the Portfolio’s return, despite a weak year for international stocks. On average, it held major overweights of U.S. stocks, with less aggressive positions in international markets. Stock returns were driven by rising price-to-earnings (P/E) multiples and solid earnings growth. Investors cannot count on multiples increasing indefinitely, but today’s levels are roughly in line with historical averages and well below levels that have led to bear markets.

The Portfolio’s outperformance of the Index was driven by an overweight allocation of U.S. stocks versus bonds and solid returns from holdings in its active stock and bond segments. In the stock segment, QMA emphasized domestic stocks. The Portfolio held only 1% in emerging markets, which declined in 2014. The Portfolio’s bonds outperformed their target due to solid selection of individual issues rather than from large macro positions.

The portfolio uses derivatives, mostly index futures, in its liquidity sleeve. These derivative products are a highly liquid and inexpensive way to add exposure to a market index like the S&P 500 in the U.S or the DAX Index in Germany. Futures provide an efficient way for the Portfolio to take advantage of opportunities in markets around the world in a timely fashion. The use of derivatives did not have significant impact on performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Portfolio and are Prudential Financial companies.

Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

9

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2014

Report of the Investment Manager - As of December 31, 2014 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	4.00%
Blended Index	4.68
S&P 500 Index	10.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 28, 2014, through December 31, 2014, the AST T. Rowe Price Diversified Real Growth Portfolio returned 4.00%.

The net assets of the Portfolio at December 31, 2014 were $14.0 million.

The Portfolio’s investment objective is to seek long-term capital appreciation and, secondarily, income. The Portfolio is subadvised by T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd; T. Rowe Price International Ltd - Tokyo; and T. Rowe Price Hong Kong Limited.

The Portfolio underperformed its benchmark, the Blended Index (the “Index”) which returned 4.68%. The inclusion of diversifying sectors was the primary detractor. This was driven by exposure to real assets stocks, which underperformed the blended equity benchmark composed of the Russell 3000 Index (domestic stocks) and the MSCI All Country World Index Ex-U.S. (international stocks), and inclusion of off-benchmark Treasury inflation-protected securities (TIPS), which underperformed the Barclays U.S. Government/Credit Index. However, security selection within the underlying portfolios contributed positively to relative returns.

Most of the portfolios, led by the international developed country growth and dividend growth portfolios, outperformed their style-specific benchmarks. Tactical (short-term) allocation also aided relative results, specifically an underweight in real assets stocks, as the sector underperformed the blended equity benchmark. An underweight in domestic small-cap stocks compared with their weightings in the broad-based Russell 3000 Index proved beneficial, as they underperformed U.S. large-caps. Conversely, an overweight in international stocks compared with the Index hurt.

At year-end, the Portfolio held currency forwards, interest rate futures, credit default swaps, equity options, rights and warrants which generated a net derivative exposure equivalent to approximately 4% of net assets. These instruments were held at various points since inception. During the reporting period, the estimated impact of these positions on the Portfolio’s return was a positive .01 percentage point from currency forwards and minus 0.26 percentage points from options. The impact from rights was negligible.

Prudential Investments LLC is the manager of the Portfolio and a Prudential Financial company.

Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Government/Credit Index (25%) is an unmanaged, market-weighted index comprised of government and invested-grade corporate debt instruments with maturities of one year or greater, and MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) Ex-U.S. (GD) (23%) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

Advanced Series Trust Presentation of Portfolio Holdings — (Unaudited)	December 31, 2014

AST BlackRock Multi-Asset Income
Five Largest Holdings	(% of Net Assets	)
iShares iBoxx $ High Yield Corporate Bond ETF	25.8%
iShares Core High Dividend ETF	15.1%
iShares 1-3 Year Credit Bond ETF	11.5%
iShares International Select Dividend ETF	10.4%
iShares US Preferred Stock ETF	9.6%

AST FQ Absolute Return Currency
Allocation	(% of Net Assets	)
Foreign Treasury Obligations	35.8%
U.S. Treasury Obligation	28.7%
Affiliated Money Market Mutual Fund	18.9%
Foreign Government Bond	15.8%

AST Franklin Templeton K2 Global Absolute
Five Largest Holdings	(% of Net Assets	)
Franklin Strategic Series—Franklin Strategic Income Fund (Class R6)	15.6%
Microsoft Corp.	1.3%
Samsung Electronics Co. Ltd. (South Korea)	1.2%
iShare 1-3 Year Treasury Bond Fund ETF	1.1%
Comcast Corp. (Special Class A Stock)	0.9%

AST Goldman Sachs Global Growth Allocation
Five Largest Holdings	(% of Net Assets	)
Vanguard FTSE Developed Markets ETF	19.8%
AST Goldman Sachs Strategic Income Portfolio	9.7%
Goldman Sachs International Small Cap Fund (Institutional Shares)	6.2%
Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Shares)	5.2%
Goldman Sachs High Yield Floating Rate Fund (Institutional Shares)	4.5%

AST Goldman Sachs Strategic Income
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	19.4%
Foreign Government Bonds	17.9%
Corporate Bonds	16.5%
Asset-Backed Securities	13.5%
Commercial Mortgage-Backed Securities	5.9%

AST Jennison Global Infrastructure
Five Largest Holdings	(% of Net Assets	)
Groupe Eurotunnel SA (France)	3.1%
Ferrovial SA (Spain)	3.0%
Atlantia SpA (Italy)	2.9%
Edison International	2.4%
SBA Communications Corp. (Class A Stock)	2.4%

AST Managed Equity
Five Largest Holdings	(% of Net Assets	)
AST International Growth Portfolio	17.5%
AST International Value Portfolio	17.1%
AST Parametric Emerging Markets Equity Portfolio	10.2%
AST Large-Cap Value Portfolio	9.7%
AST T. Rowe Price Large-Cap Growth Portfolio	9.6%

AST Managed Fixed-Income
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	42.7%
AST Lord Abbett Core Fixed Income Portfolio	18.3%
AST Goldman Sachs Strategic Income Portfolio	12.0%
AST High Yield Portfolio	8.7%
AST Templeton Global Bond Portfolio	7.9%

AST Prudential Flexible Multi-Strategy
Five Largest Holdings	(% of Net Assets	)
AST QMA US Equity Alpha Portfolio	52.6%
SPDR S&P 500 ETF Trust	16.0%
AST QMA Emerging Markets Equity Portfolio	7.3%
AST Global Real Estate Portfolio	4.6%
AST High Yield Portfolio	4.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — (Unaudited) (continued)	December 31, 2014

AST T. Rowe Price Diversified Real Growth
Five Largest Holdings	(% of Net Assets	)
T. Rowe Price International Funds—Emerging Markets Bond Fund	3.2%
T. Rowe Price Institutional High Yield Fund	2.8%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 04/15/18	2.8%
T. Rowe Price Institutional Floating Rate Fund	2.5%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 04/15/17	1.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2014

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST BlackRock Multi-Asset Income Portfolio	Actual	$1,000.00	$977.50	1.13%	$5.63
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST FQ Absolute Return Currency Portfolio	Actual	$1,000.00	$966.30	1.22%	$6.05
	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21
AST Franklin Templeton K2 Global Absolute Return Portfolio	Actual	$1,000.00	$959.40	1.19%	$5.88
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
AST Goldman Sachs Global Growth Allocation Portfolio	Actual	$1,000.00	$994.20	1.21%	$6.08
	Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16
AST Goldman Sachs Strategic Income Portfolio	Actual	$1,000.00	$978.90	1.00%	$4.99
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Jennison Global Infrastructure Portfolio	Actual	$1,000.00	$938.90	1.26%	$6.16
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
AST Managed Equity Portfolio	Actual	$1,000.00	$984.70	1.25%	$6.25
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
AST Managed Fixed-Income Portfolio	Actual	$1,000.00	$991.10	1.25%	$6.27
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
AST Prudential Flexible Multi-Strategy Portfolio	Actual	$1,000.00	$1,017.30	1.50%	$7.63
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
AST T. Rowe Price Diversified Real Growth Portfolio	Actual	$1,000.00	$991.40	1.05%	$5.27
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2014, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 88.7%
	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS
iShares 10+ Year Credit Bond ETF	9,033	$555,891
iShares 1-3 Year Credit Bond ETF	12,671	1,332,736
iShares CMBS ETF	10,812	553,466
iShares Core High Dividend ETF	22,782	1,743,734
iShares Emerging Markets Dividend ETF	7,938	331,967
iShares iBoxx $ High Yield Corporate Bond ETF	33,259	2,980,006
iShares Intermediate Credit Bond ETF	4,064	444,317
iShares International Select Dividend ETF	35,562	1,198,084
iShares US Preferred Stock ETF	28,238	1,113,707

TOTAL LONG-TERM INVESTMENTS (cost $10,442,897)		10,253,908

SHORT-TERM INVESTMENT — 16.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,853,800)(w) (Note 4)	1,853,800	1,853,800

TOTAL INVESTMENTS — 104.7% (cost $12,296,697)		12,107,708
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (4.7)%		(544,440)

NET ASSETS — 100.0%		$11,563,268

See the Glossary for abbreviations used in the Portfolio descriptions.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Short Position:
2	Euro Currency	Mar. 2015	$311,240	$302,675	$8,565

(1)	Cash of $5,000 has been segregated with UBS AG to cover requirements for open futures contracts at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$10,253,908	$—	$—
Affiliated Money Market Mutual Fund	1,853,800	—	—
Other Financial Instruments*
Financial Futures Contracts	8,565	—	—

Total	$12,116,273	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows: (unaudited)

Exchange Traded Funds	88.7%
Affiliated Money Market Mutual Fund	16.0%

104.7
Liabilities in excess of other assets	(4.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Due from/to broker — variation margin futures	$8,565	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Foreign exchange contracts	$5,168

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Foreign exchange contracts	$8,565

For the period ended December 31, 2014, the Portfolio’s average value at trade date for futures short positions was $103,747.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $10,442,897)	$10,253,908
Affiliated investments (cost $1,853,800)	1,853,800
Cash	251,478
Deposit with broker	5,000
Receivable for fund share sold	121,856
Due from broker-variation margin futures	1,375
Dividends receivable	176
Prepaid expenses	469

Total Assets	12,488,062

LIABILITIES:
Payable for investments purchased	878,339
Accrued expenses and other liabilities	43,853
Advisory fees payable	2,045
Affiliated transfer agent fee payable	361
Distribution fee payable	178
Payable for fund share repurchased	18

Total Liabilities	924,794

NET ASSETS	$11,563,268

Net assets were comprised of:
Paid-in capital	$11,588,329
Retained earnings	(25,061)

Net assets, December 31, 2014	$11,563,268

Net asset value and redemption price per share, $11,563,268 / 1,155,017 outstanding shares of beneficial interest	$10.01

STATEMENT OF OPERATIONS

For the Period April 28, 2014* through December 31, 2014

INCOME
Unaffiliated dividend income	$248,598
Affiliated dividend income	623

249,221

EXPENSES
Advisory fees	47,478
Distribution fee	5,051
Custodian and accounting fees	55,000
Audit fee	27,000
Legal fees and expenses	11,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	6,000
Shareholders’ reports	3,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense	143
Miscellaneous	4,961

Total expenses	169,633
Less: advisory fee waivers and/or expense reimbursement	(131,939)

Net expenses	37,694

NET INVESTMENT INCOME	211,527

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(61,332)
Futures transactions	5,168

(56,164)

Net change in unrealized appreciation (depreciation) on:
Investments	(188,989)
Futures	8,565

(180,424)

NET LOSS ON INVESTMENTS	(236,588)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,061)

STATEMENT OF CHANGES IN NET ASSETS

April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$211,527
Net realized loss on investment transactions	(56,164)
Net change in unrealized appreciation (depreciation) on investments	(180,424)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(25,061)

FUND SHARE TRANSACTIONS:
Fund share sold [1,385,913 shares]	13,924,096
Fund share repurchased [230,896 shares]	(2,335,767)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	11,588,329

TOTAL INCREASE IN NET ASSETS	11,563,268
NET ASSETS:
Beginning of period	—

End of period	$11,563,268

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS — 99.2%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 18.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $992,089)(w)	992,089	$992,089

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN GOVERNMENT BOND(n) — 15.8%
Australia Government Bond, Sr. Unsec’d. Notes (Australia) (cost $891,326)
3.701%	04/15/15	AUD	1,000	825,266

FOREIGN TREASURY OBLIGATIONS(n) — 35.8%
Canadian Treasury Bills (Canada)
0.888%	03/26/15	CAD	1,209	1,038,431
Dutch Treasury Certificate (Netherlands)
0.083%	04/30/15	EUR	400	483,859
Italy Buoni Ordinari del Tesoro BOT (Italy)
0.162%	03/13/15	EUR	290	350,774

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $1,938,727)				1,873,064

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(n) — 28.7%
U.S. Treasury Bills (cost $1,499,767)
0.050%	04/23/15	1,500	$1,499,826

TOTAL SHORT-TERM INVESTMENTS (cost $5,321,909)			5,190,245
TOTAL INVESTMENTS — 99.2% (cost $5,321,909)			5,190,245
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.8%			43,230

NET ASSETS — 100.0%			$5,233,475

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(n)	Rate shown reflects yield to maturity at purchase date. (w) Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/18/15	Morgan Stanley	AUD	1,022	$839,475	$829,523	$(9,952)
Expiring 03/18/15	Morgan Stanley	AUD	451	365,397	365,900	503
Expiring 03/18/15	Morgan Stanley	AUD	163	131,293	132,189	896
Expiring 03/18/15	Morgan Stanley	AUD	108	88,750	87,561	(1,189)
British Pound,
Expiring 03/18/15	Barclays Capital Group	GBP	17	26,281	26,191	(90)
Expiring 03/18/15	Morgan Stanley	GBP	110	172,515	171,948	(567)
Expiring 03/18/15	Morgan Stanley	GBP	56	86,446	86,551	105
Canadian Dollar,
Expiring 03/18/15	Barclays Capital Group	CAD	840	730,092	721,567	(8,525)
Expiring 03/18/15	Morgan Stanley	CAD	362	311,823	311,110	(713)
Expiring 03/18/15	Morgan Stanley	CAD	280	240,516	240,766	250
Expiring 03/18/15	Morgan Stanley	CAD	40	34,300	34,392	92
Euro,
Expiring 03/18/15	Morgan Stanley	EUR	3,149	3,863,241	3,813,582	(49,659)
Expiring 03/18/15	Morgan Stanley	EUR	325	402,352	393,568	(8,784)
Expiring 03/18/15	Morgan Stanley	EUR	123	153,187	149,023	(4,164)
Japanese Yen,
Expiring 03/18/15	Barclays Capital Group	JPY	458,507	3,823,758	3,830,603	6,845
Expiring 03/18/15	Morgan Stanley	JPY	24,399	204,574	203,844	(730)
Expiring 03/18/15	Morgan Stanley	JPY	13,090	110,598	109,358	(1,240)
New Zealand Dollar,
Expiring 03/18/15	Morgan Stanley	NZD	440	332,100	340,326	8,226
Expiring 03/18/15	Morgan Stanley	NZD	340	263,471	263,454	(17)
Expiring 03/18/15	Morgan Stanley	NZD	269	207,675	208,524	849
Expiring 03/18/15	Morgan Stanley	NZD	185	142,089	143,253	1,164
Expiring 03/18/15	Morgan Stanley	NZD	172	131,998	133,206	1,208

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone,
Expiring 03/18/15	Barclays Capital Group	NOK	16,931	$2,363,591	$2,266,637	$(96,954)
Singapore Dollar,
Expiring 03/18/15	Morgan Stanley	SGD	389	296,613	293,508	(3,105)
Expiring 03/18/15	Morgan Stanley	SGD	288	221,352	217,256	(4,096)
Expiring 03/18/15	Morgan Stanley	SGD	229	174,391	172,326	(2,065)
Swedish Krona,
Expiring 03/18/15	Barclays Capital Group	SEK	2,893	384,576	371,215	(13,361)
Expiring 03/18/15	Morgan Stanley	SEK	5,484	723,490	703,660	(19,830)
Expiring 03/18/15	Morgan Stanley	SEK	2,369	309,451	303,949	(5,502)
Expiring 03/18/15	Morgan Stanley	SEK	2,255	299,959	289,347	(10,612)
Expiring 03/18/15	Morgan Stanley	SEK	1,525	202,118	195,712	(6,406)
Expiring 03/18/15	Morgan Stanley	SEK	506	65,197	64,961	(236)
Swiss Franc,
Expiring 03/18/15	Morgan Stanley	CHF	375	388,194	377,211	(10,983)
Expiring 03/18/15	Morgan Stanley	CHF	352	364,771	354,437	(10,334)
Expiring 03/18/15	Morgan Stanley	CHF	264	276,151	266,090	(10,061)
Expiring 03/18/15	Morgan Stanley	CHF	62	62,792	62,014	(778)

				$18,794,577	$18,534,762	(259,815)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/18/15	Barclays Capital Group	AUD	170	$140,180	$138,168	$2,012
Expiring 03/18/15	Morgan Stanley	AUD	414	337,934	336,111	1,823
Expiring 03/18/15	Morgan Stanley	AUD	333	276,525	270,047	6,478
Expiring 03/18/15	Morgan Stanley	AUD	255	209,962	207,265	2,697
Expiring 03/18/15	Morgan Stanley	AUD	90	73,595	73,078	517
British Pound,
Expiring 03/18/15	Morgan Stanley	GBP	345	537,328	537,366	(38)
Expiring 03/18/15	Morgan Stanley	GBP	34	53,633	53,369	264
Canadian Dollar,
Expiring 03/18/15	Morgan Stanley	CAD	1,221	1,063,464	1,048,823	14,641
Expiring 03/18/15	Morgan Stanley	CAD	136	117,181	116,766	415
Expiring 03/18/15	Morgan Stanley	CAD	73	63,531	63,108	423
Euro,
Expiring 03/18/15	Barclays Capital Group	EUR	4,323	5,342,035	5,234,322	107,713
Expiring 03/18/15	Morgan Stanley	EUR	426	519,334	515,494	3,840
Expiring 03/18/15	Morgan Stanley	EUR	209	256,081	253,218	2,863
Expiring 03/18/15	Morgan Stanley	EUR	114	142,059	138,066	3,993
Japanese Yen,
Expiring 03/18/15	Morgan Stanley	JPY	188,386	1,553,915	1,573,877	(19,962)
Expiring 03/18/15	Morgan Stanley	JPY	63,212	524,981	528,103	(3,122)
Expiring 03/18/15	Morgan Stanley	JPY	34,595	291,782	289,026	2,756
Expiring 03/18/15	Morgan Stanley	JPY	24,284	207,099	202,884	4,215
Expiring 03/18/15	Morgan Stanley	JPY	16,649	138,730	139,098	(368)
Expiring 03/18/15	Morgan Stanley	JPY	13,544	114,319	113,152	1,167
New Zealand Dollar,
Expiring 03/18/15	Barclays Capital Group	NZD	1,573	1,196,804	1,217,741	(20,937)
Expiring 03/18/15	Morgan Stanley	NZD	485	374,721	375,517	(796)
Expiring 03/18/15	Morgan Stanley	NZD	295	226,937	228,210	(1,273)
Expiring 03/18/15	Morgan Stanley	NZD	82	63,089	63,541	(452)
Norwegian Krone,
Expiring 03/18/15	Barclays Capital Group	NOK	2,359	329,666	315,775	13,891
Expiring 03/18/15	Morgan Stanley	NOK	3,928	529,341	525,877	3,464
Expiring 03/18/15	Morgan Stanley	NOK	1,832	254,531	245,286	9,245
Expiring 03/18/15	Morgan Stanley	NOK	1,231	157,688	164,819	(7,131)

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone (cont’d.),
Expiring 03/18/15	Morgan Stanley	NOK	790	$106,801	$105,774	$1,027
Singapore Dollar,
Expiring 03/18/15	Barclays Capital Group	SGD	2,468	1,869,051	1,860,418	8,633
Expiring 03/18/15	Morgan Stanley	SGD	623	472,073	469,643	2,430
Expiring 03/18/15	Morgan Stanley	SGD	97	73,390	73,292	98
Expiring 03/18/15	Morgan Stanley	SGD	27	20,590	20,583	7
Swedish Krona,
Expiring 03/18/15	Barclays Capital Group	SEK	17,455	2,319,828	2,239,724	80,104
Expiring 03/18/15	Morgan Stanley	SEK	11,558	1,522,137	1,483,079	39,058
Swiss Franc,
Expiring 03/18/15	Barclays Capital Group	CHF	2,765	2,845,439	2,785,150	60,289
Expiring 03/18/15	Morgan Stanley	CHF	93	94,592	93,942	650

				$24,420,346	$24,099,712	320,634

						$60,819

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Money Market Mutual Fund	$992,089	$—	$—
Foreign Government Bond	—	825,266	—
Foreign Treasury Obligations	—	1,873,064	—
U.S. Treasury Obligation	—	1,499,826	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	60,819	—

Total	$992,089	$4,258,975	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Foreign Treasury Obligations	35.8%
U.S. Treasury Obligation	28.7
Affiliated Money Market Mutual Fund	18.9
Foreign Government Bonds	15.8

99.2
Other assets in excess of liabilities	0.8

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$394,851	Unrealized depreciation on foreign currency forward contracts	$334,032

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(1)
Foreign exchange contracts	$148,311

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(2)
Foreign exchange contracts	$60,819

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the period ended December 31, 2014, the Portfolio’s average value at settlement date for foreign currency exchange purchase and sale contracts was $16,028,021 and $21,986,681, respectively.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$279,487	$(139,867)	$—	$139,620
Morgan Stanley	115,364	(115,364)	—	—

	$394,851

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(139,867)	$139,867	$—	$—
Morgan Stanley	(194,165)	115,364	—	(78,801)

	$(334,032)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $4,329,820)	$4,198,156
Affiliated investments (cost $992,089)	992,089
Foreign currency, at value (cost $24,018)	23,638
Unrealized appreciation on foreign currency forward contracts	394,851
Dividends and interest receivable	10,338
Prepaid expenses	469

Total Assets	5,619,541

LIABILITIES:
Unrealized depreciation on foreign currency forward contracts	334,032
Accrued expenses and other liabilities	41,169
Payable for fund share repurchased	5,763
Advisory fees payable	4,655
Affiliated transfer agent fee payable	361
Distribution fee payable	86

Total Liabilities	386,066

NET ASSETS	$5,233,475

Net assets were comprised of:
Paid-in capital	$5,367,552
Retained earnings	(134,077)

Net assets, December 31, 2014	$5,233,475

Net asset value and redemption price per share, $5,233,475 / 536,725 outstanding shares of beneficial interest	$9.75

STATEMENT OF OPERATIONS

For the Period April 28, 2014* through December 31, 2014

INCOME
Interest income	$20,311
Affiliated dividend income	794

21,105

EXPENSES
Advisory fees	34,869
Distribution fee	3,522
Custodian and accounting fees	30,000
Audit fee	27,000
Legal fees and expenses	11,000
Trustees’ fees	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	6,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	7,140

Total expenses	132,531
Less: advisory fee waivers and/or expense reimbursement	(89,562)

Net expenses	42,969

NET INVESTMENT LOSS	(21,864)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Foreign currency transactions	(40,614)

Net change in unrealized appreciation (depreciation) on:
Investments	(131,664)
Foreign currencies	60,065

(71,599)

NET LOSS ON INVESTMENTS	(112,213)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(134,077)

STATEMENT OF CHANGES IN NET ASSETS

April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(21,864)
Net realized loss on investment and foreign currency transactions	(40,614)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(71,599)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(134,077)

FUND SHARE TRANSACTIONS:
Fund share sold [539,610 shares]	5,396,186
Fund share repurchased [2,885 shares]	(28,634)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	5,367,552

TOTAL INCREASE IN NET ASSETS	5,233,475
NET ASSETS:
Beginning of period	—

End of period	$5,233,475

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 59.1%
COMMON STOCKS — 39.7%	Shares	Value (Note 2)
Canada — 0.7%
Talisman Energy, Inc.	6,700	$52,479

China — 1.2%
China Mobile Ltd.	1,000	11,713
China Shenhua Energy Co. Ltd. (Class H Stock)	9,500	28,034
China Telecom Corp. Ltd., ADR	406	23,836
Kunlun Energy Co. Ltd.	23,500	22,178

		85,761

Denmark — 0.3%
FLSmidth & Co. A/S	540	23,674

France — 3.6%
AXA SA	1,850	42,630
BNP Paribas SA	740	43,685
Cie Generale des Etablissements Michelin	480	43,328
Credit Agricole SA	2,270	29,302
Sanofi	500	45,585
Technip SA	90	5,361
Total SA	790	40,473

		250,364

Germany — 2.4%
Deutsche Lufthansa AG	2,850	47,227
Merck KGaA	420	39,526
Metro AG*	800	24,454
Muenchener Rueckversicherungs AG	60	11,948
Siemens AG	400	44,882

		168,037

Ireland — 0.7%
CRH PLC	2,022	48,620

Israel — 0.9%
Teva Pharmaceutical Industries Ltd., ADR	1,121	64,469

Italy — 0.8%
Eni SpA	1,191	20,862
Saipem SpA*	21	220
UniCredit SpA	6,090	39,010

		60,092

Japan — 1.3%
Konica Minolta, Inc.	1,700	18,523
Nissan Motor Co. Ltd.	4,100	35,759
Toyota Motor Corp.	600	37,390

		91,672

Netherlands — 1.5%
Akzo Nobel NV	710	49,125
ING Groep NV, CVA*	1,860	24,031
NN Group NV*	200	5,971
Royal Dutch Shell PLC (Class B Stock)	860	29,714

		108,841

Portugal — 0.3%
Galp Energia SGPS SA	1,840	18,685

Russia — 0.3%
MMC Norilsk Nickel OJSC, ADR	1,331	18,395

Singapore — 0.8%
DBS Group Holdings Ltd.	1,000	15,481

COMMON STOCKS (continued)	Shares	Value (Note 2)
Singapore (continued)
Singapore Telecommunications Ltd.	13,000	$38,159

		53,640

South Korea — 2.2%
KB Financial Group, Inc., ADR*	956	31,185
POSCO	130	32,746
Samsung Electronics Co. Ltd.	73	87,764

		151,695

Spain — 0.7%
Telefonica SA	3,387	48,629

Sweden — 0.8%
Getinge AB (Class B Stock)	1,600	36,436
Telefonaktiebolaget LM Ericsson (Class B Stock)	1,760	21,310

		57,746

Switzerland — 1.9%
Credit Suisse Group AG*	1,750	43,962
Roche Holding AG	190	51,479
Swiss Re AG*	450	37,697

		133,138

Thailand — 0.1%
Bangkok Bank PCL	1,200	7,048

Turkey — 0.6%
Turkcell Iletisim Hizmetleri A/S, ADR*	2,612	39,493

United Kingdom — 4.2%
Aviva PLC	3,990	29,978
BAE Systems PLC	2,560	18,722
BP PLC	4,540	28,818
GlaxoSmithKline PLC	1,870	40,118
HSBC Holdings PLC	3,600	34,232
Kingfisher PLC	7,937	41,956
Noble Corp. PLC	1,230	20,381
Serco Group PLC	3,124	7,825
Sky PLC	1,037	14,473
Tesco PLC	8,033	23,422
Vodafone Group PLC	9,840	33,738

		293,663

United States — 14.4%
Actavis PLC*	82	21,108
American International Group, Inc.	870	48,729
Amgen, Inc.	370	58,937
Baker Hughes, Inc.	160	8,971
Best Buy Co., Inc.	330	12,863
Capital One Financial Corp.	260	21,463
Chevron Corp.	210	23,558
Cisco Systems, Inc.	1,500	41,724
Citigroup, Inc.	1,170	63,309
Comcast Corp. (Special Class A Stock)	1,130	65,048
CVS Health Corp.	350	33,710
Flextronics International Ltd.*	2,050	22,919
Gilead Sciences, Inc.*	90	8,483
Hewlett-Packard Co.	1,360	54,577
JPMorgan Chase & Co.	660	41,303
Medtronic, Inc.	870	62,814
Merck & Co., Inc.	420	23,852
Microsoft Corp.	2,010	93,365

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Morgan Stanley	1,280	$49,664
Navistar International Corp.*	860	28,793
News Corp. (Class A Stock)*	820	12,866
Pfizer, Inc.	1,600	49,840
QIAGEN NV*	800	18,634
SunTrust Banks, Inc.	960	40,224
Target Corp.	340	25,809
Twenty-First Century Fox, Inc. (Class A Stock)	870	33,412
United Parcel Service, Inc. (Class B Stock)	330	36,686
Walt Disney Co. (The)	140	13,187

		1,015,848

TOTAL COMMON STOCKS (cost $2,912,755)		2,791,989

EXCHANGE TRADED FUNDS — 3.6%
iShares 1-3 Year Treasury Bond ETF	956	80,734
iShares 7-10 Year Treasury Bond ETF	561	59,460
iShares EURO STOXX 50 UCITS ETF DE	329	12,636
iShares MSCI Emerging Markets ETF	395	15,520
PowerShares DB US Dollar Index Bullish Fund*	2,290	54,891
SPDR S&P 500 ETF Trust	153	31,441

TOTAL EXCHANGE TRADED FUNDS (cost $252,837)		254,682

PREFERRED STOCK — 0.2%
Brazil — 0.2%
Petroleo Brasileiro SA (PRFC), ADR (cost $26,074)	2,163	16,396

UNAFFILIATED MUTUAL FUND — 15.6%
Franklin Strategic Series — Franklin Strategic Income Fund (Class R6) (cost $1,159,078)	109,487	1,095,960

TOTAL LONG-TERM INVESTMENTS (cost $4,350,744)		4,159,027

SHORT-TERM INVESTMENT — 47.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $3,367,732)(w) (Note 4)	3,367,732	3,367,732

TOTAL INVESTMENTS — 106.9% (cost $7,718,476)		7,526,759
Liabilities in excess of other assets(x) — (6.9)%		(482,638)

NET ASSETS — 100.0%		$7,044,121

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
4	10 Year U.S. Treasury Notes	Mar. 2015	$504,469	$507,188	$2,719
1	S&P 500 E-Mini	Mar. 2015	99,518	102,620	3,102

					5,821

Short Positions:
14	2 Year U.S. Treasury Notes	Mar. 2015	3,064,469	3,060,313	4,156
2	Euro STOXX 50	Mar. 2015	72,458	75,822	(3,364)
5	Mini MSCI Emerging Markets Index	Mar. 2015	230,050	239,425	(9,375)
4	U.S. Dollar Index	Mar. 2015	354,086	362,588	(8,502)

					(17,085)

					$(11,264)

(1)	Cash of $36,001 has been segregated with JPMorgan Chase to cover requirements for open contracts at December 31, 2014.

Total return swap agreements outstanding at December 31, 2014:

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Group	05/07/16	1		Receive total return on Barclays Cross Asset Trend Index and pay fixed rate of 0.55%	$(5,692)	$—	$(5,692)
Barclays Capital Group	05/07/16	2		Receive total return on Barclays TrendStar+ Index and pay fixed rate of 0.7%	(4,601)	—	(4,601)
Societe Generale	05/07/16	—	(r)	Receive total return on SGI VI Smart Beta Index and pay fixed rate of 0.50%	(8,076)	—	(8,076)

					$(18,369)	$—	$(18,369)

(r)	Less than $500 par.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Canada	$52,479	$—	$—
China	23,836	61,925	—
Denmark	—	23,674	—
France	—	250,364	—
Germany	—	168,037	—
Ireland	—	48,620	—
Israel	64,469	—	—
Italy	—	60,092	—
Japan	—	91,672	—
Netherlands	—	108,841	—
Portugal	—	18,685	—
Russia	18,395	—	—
Singapore	—	53,640	—
South Korea	31,185	120,510	—
Spain	—	48,629	—
Sweden	—	57,746	—
Switzerland	—	133,138	—
Thailand	—	7,048	—
Turkey	39,493	—	—
United Kingdom	28,206	265,457	—
United States	997,214	18,634	—
Exchange Traded Funds	254,682	—	—
Preferred Stocks:
Brazil	16,396	—	—
Unaffiliated Mutual Fund	1,095,960	—	—
Affiliated Money Market Mutual Fund	3,367,732	—	—
Other Financial Instruments*
Futures	(11,264)	—	—
Total Return Swaps	—	(18,369)	—

Total	$5,978,783	$1,518,343	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund	47.8%
Unaffiliated Mutual Fund	15.6
Banks	5.2
Pharmaceuticals	4.8
Oil, Gas & Consumable Fuels	4.0
Exchange Traded Funds	3.6
Insurance	2.5
Technology Hardware, Storage & Peripherals	2.3
Media	2.0
Diversified Telecommunication Services	1.6
Health Care Equipment & Supplies	1.4
Capital Markets	1.3
Software	1.3
Wireless Telecommunication Services	1.2
Food & Staples Retailing	1.2
Automobiles	1.0
Biotechnology	1.0
Communications Equipment	0.9

Specialty Retail	0.8%
Metals & Mining	0.7
Chemicals	0.7
Construction Materials	0.7
Airlines	0.7
Industrial Conglomerates	0.6
Auto Components	0.6
Air Freight & Logistics	0.5
Energy Equipment & Services	0.5
Machinery	0.4
Multiline Retail	0.4
Construction & Engineering	0.3
Electronic Equipment, Instruments & Components	0.3
Consumer Finance	0.3
Aerospace & Defense	0.3
Life Sciences Tools & Services	0.3
Commercial Services & Supplies	0.1

106.9
Liabilities in excess of other assets	(6.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$6,875	*	—	$—
Equity contracts	—	—		Unrealized depreciation on over-the-counter swap agreements	18,369
Equity contracts	Due from/to broker — variation margin futures	3,102	*	Due from/to broker — variation margin futures	21,241	*

Total		$9,977			$39,610

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward Currency Contracts(1)	Total
Interest rate contracts	$2,462	$(308)	$—	$2,154
Foreign exchange contracts	12	—	137	149
Equity contracts	71,585	(51,836)	—	19,749

Total	$74,059	$(52,144)	$137	$22,052

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$6,875	$—	$6,875
Foreign exchange contracts	—	—	—
Equity contracts	(18,139)	(18,369)	(36,508)

Total	$(11,264)	$(18,369)	$(29,633)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

For the period ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Total Return Swap Agreements(2)
$936,930	$2,767,404	$2,439

(1)	Value at Trade Date.

(2)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$—	$—	$—	$—
Societe Generale	—	—	—	—

	$—

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(10,293)	$—	$—	$(10,293)
Societe Generale	(8,076)	—	—	(8,076)

	$(18,369)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $4,350,744)	$4,159,027
Affiliated investments (cost $3,367,732)	3,367,732
Deposit with broker	39,175
Dividends receivable	4,267
Receivable for fund share sold	3,193
Tax reclaim receivable	1,572
Prepaid expenses	469

Total Assets	7,575,435

LIABILITIES:
Payable for investments purchased	453,186
Accrued expenses and other liabilities	48,599
Unrealized depreciation on over-the-counter swap agreements	18,369
Advisory fees payable	4,949
Payable to custodian	2,990
Due to broker-variation margin futures	2,743
Affiliated transfer agent fee payable	361
Distribution fee payable	117

Total Liabilities	531,314

NET ASSETS	$7,044,121

Net assets were comprised of:
Paid-in capital	$7,209,876
Retained earnings	(165,755)

Net assets, December 31, 2014	$7,044,121

Net asset value and redemption price per share, $7,044,121 / 723,689 outstanding shares of beneficial interest	$9.73

STATEMENT OF OPERATIONS

For the Period April 28, 2014* through December 31, 2014

INCOME
Unaffiliated dividend income (net of $4,325 foreign withholding tax)	$103,612
Affiliated dividend income	2,180

105,792

EXPENSES
Advisory fees	36,790
Distribution fee	3,914
Custodian and accounting fees	44,000
Audit fee	38,000
Legal fees and expenses	12,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	6,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	8,670

Total expenses	163,374
Less: advisory fee waivers and/or expense reimbursement	(121,272)

Net expenses	42,102

NET INVESTMENT INCOME	63,690

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(26,702)
Futures transactions	74,059
Swap agreements transactions	(52,144)
Foreign currency transactions	(3,235)

(8,022)

Net change in unrealized appreciation (depreciation) on:
Investments	(191,717)
Futures	(11,264)
Swap agreements	(18,369)
Foreign currencies	(73)

(221,423)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(229,445)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(165,755)

STATEMENT OF CHANGES IN NET ASSETS

April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$63,690
Net realized loss on investment and foreign currency transactions	(8,022)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(221,423)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(165,755)

FUND SHARE TRANSACTIONS:
Fund share sold [744,060 shares]	7,411,543
Fund share repurchased [20,371 shares]	(201,667)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	7,209,876

TOTAL INCREASE IN NET ASSETS	7,044,121
NET ASSETS:
Beginning of period	—

End of period	$7,044,121

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value (Note 2)
LONG-TERM INVESTMENTS — 65.6%
AFFILIATED MUTUAL FUND — 9.7%
AST Goldman Sachs Strategic Income Portfolio* (cost $763,057)	76,814	$750,468

EXCHANGE TRADED FUNDS — 24.2%
iShares Global Infrastructure ETF	1,074	45,269
Vanguard FTSE Developed Markets ETF	40,471	1,533,041
Vanguard FTSE Emerging Markets ETF	7,426	297,189

TOTAL EXCHANGE TRADED FUNDS (cost $2,000,229)		1,875,499

UNAFFILIATED MUTUAL FUNDS — 31.7%
Goldman Sachs Absolute Return Tracker
Fund (Institutional Shares)	31,325	288,815
Goldman Sachs Commodity Strategy Fund
(Institutional Shares)	59,017	231,938
Goldman Sachs Core Fixed Income Fund
(Institutional Shares)	19,998	211,975
Goldman Sachs Emerging Markets Debt
Fund (Institutional Shares)	5,028	62,141
Goldman Sachs Emerging Markets Equity
Insights Fund (Institutional Shares)	48,483	400,957
Goldman Sachs Fixed Income Macro
Strategies Fund (Institutional Shares)	10,084	93,981
Goldman Sachs High Yield Floating Rate
Fund (Institutional Shares)	35,574	350,049
Goldman Sachs High Yield Fund
(Institutional Shares)	40,750	275,065
Goldman Sachs International Small Cap
Fund (Institutional Shares)	25,398	479,014

	Shares	Value (Note 2)
UNAFFILIATED MUTUAL FUNDS (Continued)
Goldman Sachs Local Emerging Markets Debt Fund (Institutional Shares)	7,760	$57,428

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $2,614,673)		2,451,363

TOTAL LONG-TERM INVESTMENTS (cost $5,377,959)		5,077,330

SHORT-TERM INVESTMENT — 32.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $2,525,577)(w)(Note 4)	2,525,577	2,525,577

TOTAL INVESTMENTS — 98.2% (cost $7,903,536)		7,602,907
Other assets in excess of liabilities(x) — 1.8%		139,717

NET ASSETS — 100.0%		$7,742,624

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Long Positions:
4	Russell 2000 Mini Index	Mar. 2015	$461,740	$480,280	$18,540
17	S&P 500 E-Mini	Mar. 2015	1,717,822	1,744,540	26,718
					$45,258

(1)	Cash of $108,460 has been segregated with Barclays Capital Group to cover requirements for open contracts at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/18/15	Morgan Stanley	AUD	180	$149,058	$146,129	$2,929
Expiring 03/18/15	Morgan Stanley	AUD	10	8,264	8,118	146
Expiring 03/18/15	Morgan Stanley	AUD	10	8,046	8,118	(72)
British Pound,
Expiring 03/18/15	Morgan Stanley	GBP	265	413,077	412,770	307
Expiring 03/18/15	Morgan Stanley	GBP	20	31,005	31,152	(147)
Expiring 03/18/15	Morgan Stanley	GBP	15	23,369	23,364	5
Danish Krone,
Expiring 03/18/15	Morgan Stanley	DKK	180	29,750	29,268	482
Expiring 03/18/15	Morgan Stanley	DKK	20	3,309	3,252	57
Expiring 03/18/15	Morgan Stanley	DKK	10	1,638	1,626	12
Euro,
Expiring 03/18/15	Morgan Stanley	EUR	480	590,784	581,235	9,549
Expiring 03/18/15	Morgan Stanley	EUR	40	49,223	48,436	787
Expiring 03/18/15	Morgan Stanley	EUR	30	36,550	36,327	223
Hong Kong Dollar,
Expiring 03/18/15	Morgan Stanley	HKD	480	61,918	61,897	21
Expiring 03/18/15	Morgan Stanley	HKD	30	3,867	3,869	(2)
Expiring 03/18/15	Morgan Stanley	HKD	20	2,580	2,579	1
Israeli Shekel,
Expiring 03/18/15	Morgan Stanley	ILS	40	10,047	10,258	(211)
Japanese Yen,
Expiring 03/18/15	Morgan Stanley	JPY	49,000	403,852	409,371	(5,519)
Expiring 03/18/15	Morgan Stanley	JPY	4,000	32,974	33,418	(444)
Expiring 03/18/15	Morgan Stanley	JPY	3,000	24,855	25,063	(208)
New Zealand Dollar,
Expiring 03/18/15	Morgan Stanley	NZD	10	7,640	7,742	(102)
Norwegian Krone,
Expiring 03/18/15	Morgan Stanley	NOK	100	13,935	13,388	547
Singapore Dollar,
Expiring 03/18/15	Morgan Stanley	SGD	40	30,591	30,157	434
Expiring 03/18/15	Morgan Stanley	SGD	10	7,534	7,539	(5)
Swedish Krona,
Expiring 03/18/15	Morgan Stanley	SEK	450	59,557	57,742	1,815
Expiring 03/18/15	Morgan Stanley	SEK	75	9,937	9,624	313
Swiss Franc,
Expiring 03/18/15	Morgan Stanley	CHF	180	184,237	181,319	2,918
Expiring 03/18/15	Morgan Stanley	CHF	20	20,281	20,147	134
Expiring 03/18/15	Morgan Stanley	CHF	10	10,238	10,074	164

				$2,228,116	$2,213,982	14,134

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Affiliated Mutual Fund	$750,468	$—	$—
Exchange Traded Funds	1,875,499	—	—
Unaffiliated Mutual Funds	2,451,363	—	—
Affiliated Money Market Mutual Fund	2,525,577	—	—
Other Financial Instruments*
Futures	45,258	—	—
Foreign Forward Currency Contracts	—	14,134	—

Total	$7,648,165	$14,134	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange- traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Fund	32.6%
Unaffiliated Mutual Funds	31.7
Exchange Traded Funds	24.2

Affiliated Mutual Fund	9.7%

98.2
Other assets in excess of Liabilities	1.8

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$20,844		Unrealized depreciation on foreign currency forward contracts	$6,710
Equity contracts	Due from/to broker — variation margin futures	45,258	*	—	—

Total		$66,102			$6,710

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts(1)	Total
Foreign exchange contracts	$—	$235,660	$235,660
Equity contracts	152,236	—	152,236

Total	$152,236	$235,660	$387,896

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$14,134	$14,134
Equity contracts	45,258	—	45,258

Total	$45,258	$14,134	$59,392

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$2,009,347	$10,011	$2,106,555

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Morgan Stanley	$20,844	$(6,710)	$—	$14,134

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Morgan Stanley	$(6,710)	$6,710	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $4,614,902)	$4,326,862
Affiliated investments (cost $3,288,634)	3,276,045
Deposit with broker	108,460
Receivable for fund share sold	92,693
Unrealized appreciation on foreign currency forward contracts	20,844
Dividends receivable	3,587
Prepaid expenses	469

Total Assets	7,828,960

LIABILITIES:
Accrued expenses and other liabilities	51,535
Due to broker-variation margin futures	24,535
Unrealized depreciation on foreign currency forward contracts	6,710
Advisory fees payable	3,072
Affiliated transfer agent fee payable	361
Distribution fee payable	108
Payable for fund share repurchased	15

Total Liabilities	86,336

NET ASSETS	$7,742,624

Net assets were comprised of:
Paid-in capital	$7,586,190
Retained earnings	156,434

Net assets, December 31, 2014	$7,742,624

Net asset value and redemption price per share, $7,742,624 / 752,323 outstanding shares of beneficial interest	$10.29

STATEMENT OF OPERATIONS

For the Period April 28, 2014* through December 31, 2014

INCOME
Unaffiliated dividend income	$100,148
Affiliated dividend income	2,005

102,153

EXPENSES
Advisory fees	40,715
Distribution fee	4,332
Custodian and accounting fees	42,000
Audit fee	37,000
Legal fees and expenses	11,000
Trustees’ fees	8,000
Shareholders’ reports	6,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	6,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	8,280

Total expenses	166,327

Less: advisory fee waivers and/or expense reimbursement	(130,932)
Less: distribution fee waiver	(391)

Net expenses	35,004

NET INVESTMENT INCOME	67,149

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(2,138))	(57,374)
Futures transactions	152,236
Foreign currency transactions	235,660

330,522

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(12,589))	(300,629)
Futures	45,258
Foreign currencies	14,134

(241,237)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	89,285

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$156,434

STATEMENT OF CHANGES IN NET ASSETS

April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$67,149
Net realized gain on investment and foreign currency transactions	330,522
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(241,237)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	156,434

FUND SHARE TRANSACTIONS:
Fund share sold [991,774 shares]	10,051,480
Fund share repurchased [239,451 shares]	(2,465,290)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	7,586,190

TOTAL INCREASE IN NET ASSETS	7,742,624
NET ASSETS:
Beginning of period	—

End of period	$7,742,624

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 89.0%
Interest Rates	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 13.5%
Collateralized Loan Obligations — 12.2%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-4A, Class ACOM, 144A
1.713%(c)	05/01/26	5,850	$5,713,110
Series 2014-4A, Class C, 144A
2.777%(c)	05/01/26	350	329,408
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-4A, Class A1A, 144A
1.732%(c)	07/28/26	8,750	8,661,243
Series 2014-4A, Class A2, 144A
2.442%(c)	07/28/26	1,900	1,847,535
Covenant Credit Partners LLC (Cayman Islands),
Series 2014-1A, Class C, 144A
3.154%(c)	07/20/26	650	629,926
Cutwater Ltd. (Cayman Islands),
Series 2014-1A, Class A1B, 144A
1.591%(c)	07/15/26	6,100	5,980,454
Series 2014-1A, Class A2, 144A
2.381%(c)	07/15/26	950	922,960
Series 2014-1A, Class B, 144A
3.081%(c)	07/15/26	700	675,538
Hildene CLO II Ltd. (Cayman Islands),
Series 2014-2A, Class A, 144A
1.726%(c)	07/19/26	10,000	9,897,347
Series 2014-2A, Class B1, 144A
2.476%(c)	07/19/26	2,150	2,092,261
MidOcean Credit CLO lll (Cayman Islands),
Series 2014-3A, Class A, 144A
1.690%(c)	07/21/26	7,750	7,675,101
Neuberger Berman CLO XVll Ltd. (Cayman Islands),
Series 2014-17A, Class C, 144A
2.916%(c)	08/04/25	250	239,727
Ocean Trails CLO IV (Cayman Islands),
Series 2013-4A, Class A, 144A
1.533%(c)	08/13/25	7,550	7,446,607
OFSI Fund V Ltd. (Cayman Islands),
Series 2014-7A, Class ACOM, 144A
1.872%(c)	10/18/26	4,550	4,459,455
Series 2014-7A, Class C, 144A
3.345%(c)	10/18/26	600	583,104
OFSI Fund VI Ltd. (Cayman Islands),
Series 2014-6A, Class ACOM, 144A
1.418%(c)	03/20/25	2,700	2,603,610
Regatta IV Funding Ltd. (Cayman Islands),
Series 2014-1A, Class ACOM, 144A
1.744%(c)	07/25/26	9,050	8,883,480
Series 2014-1A, Class C, 144A
3.184%(c)	07/25/26	600	582,706
Silvermore CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A
1.682%(c)	05/15/26	2,450	2,425,692
Series 2014-1A, Class A2, 144A
2.282%(c)	05/15/26	1,300	1,260,721
Sound Point CLO VI Ltd. (Cayman Islands),
Series 2014-2A, Class ACOM, 144A
1.453%(c)	10/20/26	6,100	5,976,780

Interest Rates	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Trinitas CLO II Ltd. (Cayman Islands),
Series 2014-2A, Class ACOM, 144A
1.691%(c)	07/15/26	9,300	$9,051,690
Wasatch Ltd. (Cayman Islands),
Series 2006-1A, Class A1B, 144A
0.473%(c)	11/14/22	5,165	5,099,807

			93,038,262

Residential Mortgage-Backed Securities — 1.3%
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2
4.184%(c)	12/25/35	630	624,846
Series 2005-CB8, Class AF3
4.199%(c)	12/25/35	700	665,906
Lehman XS Trust,
Series 2007-3, Class 1BA2
0.829%(c)	03/25/37	2,341	1,762,034
Morgan Stanley Mortgage Loan Trust,
Series 2006-16AX, Class 1A
0.340%(c)	11/25/36	6,368	2,784,494
Saxon Asset Securities Trust,
Series 2005-3, Class M2
0.635%(c)	11/25/35	2,500	2,093,160
Vericrest Opportunity,
Series 2014-NPL4, Class A1, 144A
3.125%	04/27/54	1,596	1,586,879

			9,517,319

TOTAL ASSET-BACKED SECURITIES
(cost $103,111,377)			102,555,581

BANK LOANS(c) — 3.4%
Energy Equipment & Services — 0.2%
American Energy-Marcellus LLC,
Initial Loan ( Second Lien)(g)
8.500%	08/04/21	200	182,000
Energy Solutions LLC,
Term Advance(g)
6.750%	05/29/20	1,393	1,386,467

			1,568,467

Health Care Providers & Services — 1.2%
Alliance Boots Ltd.,
Facility B4
3.985%	07/09/17	4,713	7,330,980
Facility B5
3.490%	07/09/17	56	67,680
Facility B5 French Borrower
3.490%	07/09/17	545	658,617
Facility B5 UK Borrower
3.490%	07/09/17	512	618,901

			8,676,178

Hotels, Restaurants & Leisure — 0.4%
Burger King Worldwide, Inc.,
Term Loan B
4.500%	09/24/21	3,325	3,310,736

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rates	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Media — 1.3%
Checkout Holdings Corp.,
Initial Term Loan (Second Lien)
7.750%	04/11/22	1,000	$925,000
Term Loan B (First Lien)
4.500%	04/09/21	995	944,633
Clear Channel Communication, Inc.,
Tranche Term Loan B
3.819%	01/29/16	3,085	3,049,334
Tranche Term Loan E
7.669%	07/30/19	2,500	2,378,125
Getty Images, Inc.,
Initial Term Loan
4.750%	10/18/19	1,046	956,476
Promotora de Informacioness SA,
New Money Facility(g)
9.750%	12/10/15	1,148	1,417,517

			9,671,085

Oil, Gas & Consumable Fuels — 0.3%
Magnum Hunter Resources, Inc.,
Term Loan (Second Lien)(g)
8.500%	10/20/19	2,618	2,552,977
Textiles, Apparel & Luxury Goods
True Religion Apparel, Inc.,
Initial Term Loan (First Lien)(g)
5.875%	07/30/19	121	110,774

TOTAL BANK LOANS (cost $26,669,944)			25,890,217

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.9%
BAMLL Commercial Mortgage Securities Trust,
Series 2014-ICTS, Class E, 144A
3.111%(c)	06/15/28	600	597,352
Citigroup Commercial Mortgage Trust,
Series 2014-388G, Class E, 144A
2.511%(c)	06/15/33	900	896,428
Commercial Mortgage Pass-Through Certificates,
Series 2014-KYO, Class F, 144A
3.658%(c)	06/11/27	450	448,317
Credit Suisse Mortgage Trust Credit Suisse Mortgage Trust,
Series 2014-USA, Class E, 144A
4.373%	09/15/37	1,000	923,694
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-OA3, Class A1
0.310%(c)	07/25/47	2,134	1,815,305
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class A2
2.373%	05/25/22	17,200	17,118,592
Series K029, Class A2
3.320%	02/25/23	16,800	17,683,378
FREMF Mortgage Trust,
Series 2014-K40, Class C, 144A
4.072%(c)	11/25/47	200	190,904
Series 2014-K41, Class B
3.830%(c)	10/25/24	550	531,002
Government National Mortgage Assoc.,
Series 2013-152, Class TS, IO(g)
5.935%(c)	06/20/43	6,613	1,046,229

Interest Rates	Maturity Date	Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GRACE Mortgage Trust,
Series 2014-GRCE, Class F, 144A
3.590%(c)	06/10/28		800	$750,531
HILT Mortgage Trust,
Series 2014-ORL, Class E, 144A
2.157%(c)	07/15/29		550	548,874
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-CBM, Class E, 144A
4.006%(c)	10/15/29		700	700,541
Series 2014-FBLU, Class E, 144A
3.661%(c)	12/15/28		800	799,812
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class F, 144A
3.446%(c)	07/13/29		910	864,088

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $44,087,507)				44,915,047

CORPORATE BONDS — 16.5%
Automobiles — 0.3%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.000%	06/15/19		950	998,687
General Motors Co.,
Sr. Unsec’d. Notes
5.200%	04/01/45		1,150	1,213,250

				2,211,937

Banks — 5.6%
ABN AMRO Bank NV (Netherlands),
Jr. Sub. Notes
4.310%(c)	03/29/49	EUR	6,419	7,864,368
Banco Santander SA (Spain),
Jr. Sub. Notes, RegS
6.375%(c)	05/29/49		800	782,000
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49		1,675	1,615,328
6.250%(c)	09/29/49		1,175	1,161,413
6.500%(c)	10/29/49		775	788,873
Bank of Scotland Capital Funding LP (United Kingdom),
Gtd. Notes, RegS
6.059%(c)	03/29/49	GBP	1,095	1,725,786
Bank of Scotland PLC (United Kingdom),
Jr. Sub. Notes
7.286%(c)	11/29/49	GBP	1,150	1,883,806
Barclays PLC (United Kingdom),
Jr. Sub. Notes
6.500%(c)	06/15/49	EUR	300	355,393
7.000%(c)	06/15/49	GBP	300	448,878
Barclays SLCSM Funding BV (United Kingdom),
Gtd. Notes, MTN
6.140%(c)	06/29/49	GBP	750	1,179,353
Citigroup, Inc.,
Jr. Sub. Notes
6.300%(c)	12/29/49		1,800	1,773,000
Credit Agricole SA (France),
Jr. Sub. Notes
5.000%(c)	06/29/49	GBP	1,000	1,585,879

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rates	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
6.250%(c)	12/29/49		1,450	$1,394,537
7.500%(c)	12/29/49		1,075	1,118,000
Deutsche Bank AG (Germany),
Jr. Sub. Notes
6.000%(c)	05/31/49	EUR	400	467,202
7.500%(c)	12/29/49		400	384,000
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
5.017%	06/26/24		2,800	2,717,442
Sub. Notes, MTN
6.625%	09/13/23	EUR	200	295,699
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.625%	05/13/24		1,650	1,688,945
3.875%	02/01/24		650	677,582
KBC Groep NV (Belgium),
Jr. Sub. Notes
5.625%(c)	03/29/49	EUR	1,150	1,360,251
Lloyds Bank PLC (United Kingdom),
Sub. Notes, MTN
9.875%(c)	12/16/21		900	1,032,750
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
7.000%(c)	12/29/49	GBP	700	1,082,840
7.500%(c)	04/30/49		600	610,500
PNC Preferred Funding Trust II,
Jr. Sub. Notes, 144A
1.463%(c)	03/29/49		3,700	3,478,000
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, MTN
10.500%(c)	03/16/22	EUR	1,750	2,506,701
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24		2,350	2,364,704

				42,343,230

Capital Markets — 0.1%
Morgan Stanley,
Sr. Unsec’d. Notes
3.700%	10/23/24		1,000	1,013,620

Construction and Engineering — 0.2%
Algeco Scotsman Global Finance PLC (United Kingdom),
Gtd. Notes, 144A(g)
10.750%	10/15/19		1,325	1,139,500

Containers & Packaging — 2.2%
Ardagh Packaging Finance PLC (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20		1,541	1,641,165
Gtd. Notes, RegS
9.250%	10/15/20	EUR	1,050	1,340,436
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20		925	980,500
Berry Plastics Corp.,
Sec’d. Notes
9.750%	01/15/21		1,250	1,390,625

Interest Rates	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Containers & Packaging (continued)
Beverage Packaging Holdings (Luxembourg) II SA/Beverage Packaging Holdings II Is,
Gtd. Notes, 144A
5.625%	12/15/16		975	$955,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
8.500%	05/15/18		1,600	1,632,000
9.000%	04/15/19		2,650	2,742,750
9.875%	08/15/19		5,182	5,492,920
Sr. Sec’d. Notes
7.125%	04/15/19		100	103,375
7.875%	08/15/19		200	210,750

				16,490,021

Diversified Financial Services
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
8.500%	04/06/18	MXN	2,000	149,657

Diversified Telecommunication Services — 1.4%
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	04/01/19		1,569	1,637,644
7.250%	10/15/20		700	739,375
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
8.875%	06/01/19		1,243	1,317,829
Level 3 Financing, Inc.,
Gtd. Notes
8.625%	07/15/20		1,212	1,307,445
9.375%	04/01/19		1,175	1,239,625
Sprint Nextel Corp.,
Gtd. Notes, 144A
9.000%	11/15/18		150	170,610
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.150%	09/15/23		1,450	1,601,138
6.550%	09/15/43		1,350	1,729,551
Sr. Unsec’d. Notes, 144A(g)
4.862%	08/21/46		1,050	1,078,588

				10,821,805

Food & Staples Retailing — 0.2%
BI-LO LLC/BI-LO Finance Corp.,
Sr. Sec’d. Notes, 144A(g)
9.250%	02/15/19		600	552,000
Sr. Unsec’d. Notes, PIK, 144A(g)
8.625%	09/15/18		1,350	1,012,500
Olam International Ltd. (Singapore),
Sr. Unsec’d. Notes
6.750%	01/29/18		270	278,964

				1,843,464

Food Products — 0.4%
Bumble Bee Holdings, Inc. (Luxembourg),
Sr. Sec’d. Notes, 144A
9.000%	12/15/17		1,516	1,590,284

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rates	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Food Products (continued)
Post Holdings, Inc.,
Gtd. Notes
7.375%	02/15/22		1,500	$1,500,000
Gtd. Notes, 144A
6.750%	12/01/21		50	48,500

				3,138,784

Health Care Providers & Services — 0.1%
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.000%	11/15/19		300	320,250
Sr. Sec’d. Notes
5.125%	08/15/18		600	621,000

				941,250

Hotels, Restaurants & Leisure
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
6.000%	04/01/22		50	51,250
MGM Resorts International,
Gtd. Notes
7.500%	06/01/16		100	105,500

				156,750

Insurance — 0.2%
Chubb Corp. (The),
Jr. Sub. Notes
6.375%(c)	03/29/67		650	696,833
Scottish Widows PLC (United Kingdom),
Jr. Sub. Notes
5.125%(c)	09/29/49	GBP	350	546,602

				1,243,435

Internet & Catalog Retail — 0.2%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.800%	12/05/24		1,225	1,255,037

IT Services — 0.5%
First Data Corp.,
Sr. Sec’d. Notes, 144A
7.375%	06/15/19		1,950	2,052,375
8.875%	08/15/20		1,900	2,037,750

				4,090,125

Media — 1.0%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	02/15/41		75	95,449
Gtd. Notes, 144A
3.700%	09/15/24		325	334,303
4.750%	09/15/44		525	573,704
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.000%	01/15/19		400	415,000
Comcast Corp.,
Gtd. Notes
4.650%	07/15/42		1,350	1,477,591
Getty Images, Inc.,
Sr. Unsec’d. Notes, 144A(g)
7.000%	10/15/20		568	445,880

Interest Rates	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
NBCuniversal Media LLC,
Gtd. Notes
4.450%	01/15/43	450	$476,826
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21	3,416	3,638,040

			7,456,793

Metals & Mining — 0.4%
CITIC Ltd. (China),
Sr. Unsec’d. Notes, RegS
6.800%	01/17/23	2,730	3,143,731

Oil, Gas & Consumable Fuels — 1.9%
Halcon Resources Corp.,
Gtd. Notes
8.875%	05/15/21	1,784	1,342,460
9.250%	02/15/22	69	50,888
9.750%	07/15/20	1,900	1,425,000
Kodiak Oil & Gas Corp.,
Gtd. Notes
8.125%	12/01/19	2,825	2,874,438
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23	350	312,375
6.500%	03/15/21	100	91,250
7.000%	03/31/24	2,025	1,832,625
Petroleos de Venezuela SA (Venezuela),
Bonds, RegS
6.000%	05/16/24	1,630	611,250
Gtd. Notes
5.375%	04/12/27	580	203,145
Gtd. Notes, RegS
5.500%	04/12/37	120	41,280
6.000%	11/15/26	1,360	496,400
Sabine Pass LNG LP,
Sr. Sec’d. Notes
7.500%	11/30/16	2,225	2,314,000
Seadrill Ltd. (Norway),
Sr. Unsec’d. Notes, 144A(g)
5.625%	09/15/17	1,700	1,504,500
6.625%	09/15/20	200	166,000
Transocean, Inc.,
Gtd. Notes
6.800%	03/15/38	1,002	858,621

			14,124,232

Pharmaceuticals — 0.4%
Becton Dickinson and Co., Sr. Unsec’d. Notes
3.734%	12/15/24	425	437,569
Walgreens Boots Alliance, Inc., Gtd. Notes
4.500%	11/18/34	725	755,016
4.800%	11/18/44	1,925	2,029,664

			3,222,249

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rates	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.1%
Trust F/1401 (Mexico),
Sr. Unsec’d. Notes, RegS
6.950%	01/30/44		670	$740,350

Specialty Retail
Men’s Wearhouse, Inc. (The),
Gtd. Notes, 144A
7.000%	07/01/22		50	51,375

Water Utilities — 0.2%
Anglian Water Osprey Financing PLC (United Kingdom),
Sr. Sec’d. Notes, MTN
7.000%	01/31/18	GBP	1,000	1,662,751

Wireless Telecommunication Services — 1.1%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.000%	06/09/19	MXN	8,510	574,784
Mobile Telesystems OJSC via MTS International Funding Ltd. (Russia), Sr. Unsec’d. Notes, RegS
5.000%	05/30/23		200	158,000
Softbank Corp. (Japan), Gtd. Notes, 144A
4.500%	04/15/20		2,875	2,831,875
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
7.000%	08/15/20		250	250,000
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21		850	842,563
7.875%	09/15/23		3,250	3,208,400
UPC Holding BV (Netherlands),
Sec’d. Notes, RegS
8.375%	08/15/20	EUR	50	64,813
Ymobile Corp. (Japan),
Gtd. Notes, 144A(g)
8.250%	04/01/18		250	261,875

				8,192,310

TOTAL CORPORATE BONDS (cost $131,437,888)				125,432,406

FOREIGN GOVERNMENT BONDS — 17.9%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
12.429%(s)	12/15/35		23,192	1,704,612
Brazil Letras do Tesouro Nacional (Brazil),
12.588%	01/01/16	BRL	2,953	983,316
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	08/15/50	BRL	9,463	8,665,641
Bundesrepublik Deutschland (Germany),
Bonds
1.500%	02/15/23	EUR	6,890	9,116,967
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, RegS
7.000%	04/04/44		400	392,000
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, RegS
5.500%	04/04/23		370	383,320
6.000%	01/26/24		220	237,050

Interest Rates	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
6.625%	07/14/20		190	$208,168
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
7.450%	04/30/44		1,750	1,913,468
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS
5.375%	10/17/23		200	218,000
5.875%	01/15/24		452	510,760
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS
1.150%	05/15/17	EUR	4,460	5,462,106
2.350%	09/15/19	EUR	6,900	9,986,290
2.500%	12/01/24	EUR	3,310	4,225,706
3.750%	09/01/24	EUR	3,200	4,518,396
4.500%	02/01/18	EUR	4,130	5,574,733
4.500%	05/01/23	EUR	320	471,942
4.750%	09/01/21	EUR	3,900	5,742,850
5.000%	09/01/40	EUR	1,600	2,556,310
5.500%	11/01/22	EUR	11,455	17,824,313
Mexican Bonos (Mexico), Bonds
7.750%	12/14/17	MXN	44,588	3,300,552
Mexican Udibonos (Mexico), Bonds, TIPS
5.000%	06/16/16	MXN	6,175	2,338,247
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, RegS
4.500%	04/04/22		400	353,700
4.875%	09/16/23		400	356,400
5.875%	09/16/43		400	344,848
7.500%	03/31/30		1,081	1,120,738
Spain Government Bond (Spain),
Bonds
0.500%	10/31/17	EUR	4,490	5,420,697
2.100%	04/30/17	EUR	3,300	4,140,444
4.500%	01/31/18	EUR	7,620	10,303,648
Sr. Unsec’d. Notes
2.750%	10/31/24	EUR	3,300	4,404,113
4.400%	10/31/23	EUR	5, 210	7,798,892
4.800%	01/31/24	EUR	60	92,916
5.900%	07/30/26	EUR	4,810	8,194,054
Spain Government Inflation Linked Bond (Spain), Sr. Unsec’d. Notes, TIPS
0.550%	11/30/19	EUR	4,840	5,913,112
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes
7.650%	04/21/25		700	296,800
9.250%	09/15/27		10	4,615
Sr. Unsec’d. Notes, RegS
6.000%	12/09/20		220	93,170
7.000%	03/31/38		100	40,900
8.250%	10/13/24		950	413,250
9.000%	05/07/23		260	114,010
9.250%	05/07/28		860	377,540

TOTAL FOREIGN GOVERNMENT BONDS (cost $141,698,321)				136,118,594

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rates	Maturity Date	Principal Amount (000)#		Value (Note 2)
MUNICIPAL BONDS — 2.4%
Puerto Rico
Commonwealth of Puerto Rico,
General Obligation Unlimited
5.000%	07/01/34		15	$10,500
5.000%	07/01/41		210	144,906
5.125%	07/01/31		75	53,814
5.125%	07/01/37		30	21,000
5.250%	07/01/27		25	18,439
5.250%	07/01/37		235	166,859
5.500%	07/01/26		15	11,250
5.500%	07/01/32		45	33,076
5.500%	07/01/39		110	79,893
5.625%	07/01/32		35	25,813
5.750%	07/01/28		320	240,019
5.750%	07/01/41		80	57,999
5.875%	07/01/36		40	29,402
6.000%	07/01/34		35	25,979
6.000%	07/01/39		3,100	2,275,462
6.000%	07/01/39		105	77,072
8.000%	07/01/35		9,485	8,251,950
Puerto Rico Commonwealth Aqueduct & Sewer Authority,
Revenue Bonds
5.000%	07/01/33		270	185,158
5.250%	07/01/42		425	290,653
5.750%	07/01/37		270	190,102
6.000%	07/01/38		95	68,174
6.000%	07/01/44		205	145,577
Puerto Rico Sales Tax Financing Corp.,
Revenue Bonds
2.476%(s)	08/01/32		515	392,178
5.000%	08/01/43		475	313,552
5.250%	08/01/40		40	31,161
5.250%	08/01/41		1,855	1,296,460
5.250%	08/01/43		120	83,124
5.375%	08/01/38		170	121,725
5.375%	08/01/39		485	343,943
5.500%	08/01/28		485	385,963
5.500%	08/01/37		220	160,886
5.500%	08/01/42		1,645	1,174,974
5.750%	08/01/37		340	254,793
6.000%	08/01/42		1,605	1,220,891
6.500%	08/01/44		20	15,782
8.020%(s)	08/01/38		150	21,894
8.020%(s)	08/01/37		190	29,591
8.050%(s)	08/01/35		70	12,153

TOTAL MUNICIPAL BONDS (cost $18,412,322)				18,262,167

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.8%
Aire Valley Mortgages PLC (United Kingdom),
Series 2006-1X, Class 2A1
0.379%(c)	09/20/66	EUR	1,621	1,909,588
Alternative Loan Trust,
Series 2006-HY11, Class A1
0.290%(c)	06/25/36		2,237	1,900,242
BCAP LLC Trust,
Series 2007-AA1, Class 2A1
0.350%(c)	03/25/37		2,468	2,051,848

Interest Rates	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust,
Series 2006-OA5, Class 1A1
0.370%(c)	04/25/46		2,124	$1,774,511
Fannie Mae Connecticut Avenue Securities,
Series 2014-C03, Class 1M1
1.370%(c)	07/25/24		737	730,322
Freddie Mac REMICS,
Series 3753, Class SK, IO(g)
5.889%(c)	11/15/38		835	118,821
Freddie Mac Strips,
Series 329, Class C1, IO(g)
4.000%	12/15/41		11,344	2,283,361
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN4, Class M1
1.570%(c)	10/25/24		247	246,498
Government National Mortgage Assoc.,
Series 2010-9, Class XD, IO(g)
6.439%(c)	01/16/40		7,060	1,235,007
Series 2010-9, Class YD, IO(g)
6.639%(c)	01/16/40		1,918	374,227
Series 2010-37, Class SG, IO(g)
5.535%(c)	03/20/40		890	144,721
Series 2011-25, Class SA, IO(g)
5.935%(c)	10/20/40		3,601	541,215
Series 2011-50, Class PS, IO(g)
5.935%(c)	02/20/41		2,802	439,922
Series 2013-134, Class DS, IO(g)
5.935%(c)	09/20/43		7,237	1,123,856
Series 2013-167, Class SG, IO(g)
5.985%(c)	11/20/43		3,173	444,337
Series 2013-169, Class SE, IO(g)
5.889%(c)	11/16/43		1,582	239,832
Series 2014-56, Class ST, IO(g)
5.939%(c)	12/16/39		4,260	697,919
Series 2014-76, Class SA, IO(g)
5.435%(c)	01/20/40		4,385	644,180
Series 2014-96, Class SE, IO(g)
5.435%(c)	07/20/44		1,818	267,030
Series 2014-133, Class BS, IO(g)
5.435%(c)	09/20/44		1,892	269,973
Impac Secured Assets Trust,
Series 2007-1, Class A2
0.330%(c)	03/25/37		2,308	1,822,177
Lehman XS Trust,
Series 2005-7N, Class 1A1A
0.440%(c)	12/25/35		2,357	2,095,021
LSTAR Securities Investment Trust,
Series 2014-2, Class A, 144A
2.153%(c)	12/01/21		741	728,532
Paragon Mortgages No 13 PLC (United Kingdom),
Series 13X, Class A2B
0.322%(c)	01/15/39	EUR	2,925	3,325,518
Paragon Mortgages No 15 PLC (United Kingdom),
Series 15X, Class A2B
0.322%(c)	12/15/39	EUR	1,508	1,712,037
Residential Accredit Loans, Inc.,
Series 2007-QO4, Class A1A
0.360%(c)	05/25/47		3,227	2,647,374

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rates	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-QS1, Class 2A5
6.000%	01/25/37	2,425	$2,018,200
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2006-AR19, Class 1A
0.853%(c)	01/25/47	1,581	1,297,498
Series 2007-OA4, Class A1A
0.875%(c)	04/25/47	1,219	909,096
Wells Fargo Alternative Loan Trust,
Series 2007-PA2, Class 2A1
0.600%(c)	06/25/37	3,588	2,599,314

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $37,881,827)			36,592,177

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.0%
Federal National Mortgage Assoc.
3.500%	TBA	7,000	7,296,954
6.000%	03/01/16-05/01/41	26,419	29,981,782
6.000%	TBA	1,000	1,134,023

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $38,158,890)			38,412,759

U.S. TREASURY OBLIGATIONS — 19.4%
U.S. Treasury Bonds
3.000%	11/15/44	15,100	15,869,164
3.125%	08/15/44	11,800	12,703,432
3.625%	08/15/43	1,200	1,411,219
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/16-01/15/22	14,700	15,557,290
0.375%	07/15/23	2,700	2,723,710
0.500%	04/15/15	3,800	4,109,337
0.625%	01/15/24	5,400	5,518,978
1.375%	02/15/44	2,700	3,113,455
U.S. Treasury Notes
1.500%	11/30/19	1,300	1,291,774
1.625%	12/31/19	31,600	31,553,106
1.750%	09/30/19	1,800	1,810,546
2.000%	10/31/21	12,200	12,231,452
2.375%	08/15/24	39,600	40,333,234

TOTAL U.S. TREASURY OBLIGATIONS (cost $146,273,356)			148,226,697

		Shares
PREFERRED STOCKS — 0.2%
Capital Markets — 0.1%
Morgan Stanley, 6.375%		47,710	1,207,540

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.875%		24,598	653,815

TOTAL PREFERRED STOCKS (cost $1,869,966)			1,861,355

TOTAL LONG-TERM INVESTMENTS (cost $689,601,398)			678,267,000

SHORT-TERM INVESTMENTS — 6.5%
Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN TREASURY OBLIGATIONS(n) — 6.0%
Mexico Cetes
2.870%	02/26/15	MXN	239,064	$1,613,456
2.920%	01/29/15	MXN	956,516	6,469,137
2.930%	02/19/15	MXN	1,274,291	8,604,763
2.930%	03/05/15	MXN	27,996	188,849
2.930%	03/26/15	MXN	2,351	15,830
2.946%	03/12/15	MXN	166,420	1,121,608
2.950%	03/19/15	MXN	1,588,542	10,698,453
2.951%	02/05/15	MXN	687,778	4,649,174
2.956%	04/01/15	MXN	294,871	1,983,765
2.959%	01/22/15	MXN	1,057,082	7,152,727
3.003%	01/15/15	MXN	475,779	3,221,025

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $48,426,543)				45,718,787

	Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.5%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $3,518,501)(w)(Note 4)	3,518,501	3,518,501

TOTAL SHORT-TERM INVESTMENTS (cost $51,945,044)		49,237,288

TOTAL INVESTMENTS — 95.5% (cost $741,546,442)		727,504,288
Other assets in excess of liabilities(x) — 4.5%		34,542,392

NET ASSETS — 100.0%		$762,046,680

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(n)	Rate shown reflects yield to maturity at purchase date. (s) Represents zero coupon bond or principal only securities. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
196	5 Year U.S. Treasury Notes	Mar. 2015	$23,189,250	$23,310,219	$120,969
3	10 Year Euro-Bund	Mar. 2015	556,213	565,833	9,620
412	10 Year U.S. Treasury Notes	Mar. 2015	51,952,784	52,240,312	287,528

					418,117

Short Positions:
119	2 Year U.S.Treasury Notes	Mar. 2015	26,031,641	26,012,656	18,985
10	5 Year Euro-Bobl	Mar. 2015	1,565,688	1,576,457	(10,769)
10	10 Year U.K. Gilt	Mar. 2015	1,811,097	1,862,999	(51,902)
296	20 Year U.S. Treasury Bonds	Mar. 2015	42,274,777	42,790,500	(515,723)
37	30 Year U.S. Ultra Treasury Bonds	Mar. 2015	6,103,823	6,111,938	(8,115)
52	Euro Schatz DUA Index	Mar. 2015	6,978,764	6,990,090	(11,326)
89	Euro-OAT	Mar. 2015	15,618,434	15,854,818	(236,384)
					(815,234)

					$(397,117)

(1)	Cash of $709,683 has been segregated with Barclays Capital Group to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/18/15	Barclays Capital Group	AUD	2,854	$2,349,056	$2,316,949	$(32,107)
Expiring 03/18/15	Citigroup Global Markets	AUD	5,712	4,880,698	4,637,492	(243,206)
Expiring 03/18/15	Citigroup Global Markets	AUD	3,021	2,449,125	2,452,524	3,399
Brazilian Real,
Expiring 01/09/15	Morgan Stanley	BRL	3,400	1,241,000	1,275,796	34,796
Expiring 01/09/15	RBC Dominion Securities	BRL	6,816	2,482,000	2,557,581	75,581
Expiring 01/09/15	Standard Chartered PLC	BRL	3,435	1,241,000	1,288,949	47,949
Expiring 01/15/15	Morgan Stanley	BRL	6,733	2,484,000	2,522,414	38,414
Expiring 01/16/15	RBC Dominion Securities	BRL	26,813	9,999,000	10,041,793	42,793
Expiring 01/16/15	UBS AG	BRL	1,731	647,000	648,349	1,349
Expiring 01/26/15	UBS AG	BRL	3,410	1,252,000	1,273,731	21,731
British Pound,
Expiring 01/09/15	BNP Paribas	GBP	1,901	2,977,309	2,962,391	(14,918)
Expiring 01/09/15	Deutsche Bank AG	GBP	1,775	2,793,863	2,765,808	(28,055)
Expiring 01/09/15	JPMorgan Chase	GBP	3,512	5,504,572	5,472,710	(31,862)
Expiring 01/09/15	JPMorgan Chase	GBP	2,574	4,042,343	4,011,690	(30,653)
Expiring 01/09/15	JPMorgan Chase	GBP	2,557	3,977,057	3,985,228	8,171
Expiring 01/09/15	State Street Bank	GBP	421	656,290	656,688	398
Expiring 03/18/15	State Street Bank	GBP	3,373	5,280,113	5,253,279	(26,834)
Canadian Dollar,
Expiring 02/10/15	Westpac Banking Corp.	CAD	623	534,612	535,338	726
Expiring 03/18/15	Barclays Capital Group	CAD	2,895	2,484,000	2,487,722	3,722
Expiring 03/18/15	Citigroup Global Markets	CAD	8,253	7,313,372	7,091,108	(222,264)
Expiring 03/18/15	RBC Dominion Securities	CAD	5,781	5,022,000	4,967,265	(54,735)
Expiring 03/18/15	RBC Dominion Securities	CAD	2,890	2,482,000	2,482,909	909
Expiring 03/18/15	RBC Dominion Securities	CAD	2,862	2,528,000	2,459,186	(68,814)
Expiring 03/18/15	UBS AG	CAD	8,293	7,355,889	7,125,949	(229,940)
Chilean Peso,
Expiring 01/09/15	Standard Chartered PLC	CLP	1,439,495	2,414,004	2,369,305	(44,699)
Chinese Yuan,
Expiring 03/18/15	Barclays Capital Group	CNY	15,736	2,503,894	2,514,136	10,242
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	46,485	7,396,500	7,427,203	30,703
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	35,489	5,670,000	5,670,263	263
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	23,508	3,754,000	3,756,057	2,057

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued)
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	15,742	$2,504,000	$2,515,190	$11,190
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	14,167	2,254,313	2,263,498	9,185
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	7,868	1,256,000	1,257,062	1,062
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	4,670	742,245	746,200	3,955
Colombian Peso,
Expiring 01/09/15	Bank of America	COP	4,086,378	1,780,000	1,719,147	(60,853)
Expiring 01/09/15	Bank of America	COP	1,814,582	769,000	763,398	(5,602)
Euro,
Expiring 01/28/15	Citigroup Global Markets	EUR	3,616	4,527,438	4,376,226	(151,212)
Expiring 01/28/15	JPMorgan Chase	EUR	2,739	3,362,407	3,315,600	(46,807)
Expiring 01/28/15	Westpac Banking Corp.	EUR	1,261	1,568,432	1,525,913	(42,519)
Expiring 01/28/15	Westpac Banking Corp.	EUR	891	1,102,218	1,079,016	(23,202)
Expiring 03/18/15	Bank of America	EUR	3,992	4,973,848	4,833,334	(140,514)
Expiring 03/18/15	Barclays Capital Group	EUR	1,288	1,602,478	1,559,648	(42,830)
Expiring 03/18/15	BNP Paribas	EUR	4,104	5,066,347	4,969,561	(96,786)
Expiring 03/18/15	BNP Paribas	EUR	4,085	4,998,733	4,946,554	(52,179)
Expiring 03/18/15	BNP Paribas	EUR	1,991	2,480,049	2,410,915	(69,134)
Expiring 03/18/15	Citigroup Global Markets	EUR	4,101	5,062,479	4,965,928	(96,551)
Expiring 03/18/15	Citigroup Global Markets	EUR	2,041	2,526,411	2,471,460	(54,951)
Expiring 03/18/15	Citigroup Global Markets	EUR	2,033	2,521,530	2,461,773	(59,757)
Expiring 03/18/15	Citigroup Global Markets	EUR	2,027	2,531,636	2,453,903	(77,733)
Expiring 03/18/15	Deutsche Bank AG	EUR	4,102	4,983,210	4,966,654	(16,556)
Expiring 03/18/15	Deutsche Bank AG	EUR	132	161,240	160,176	(1,064)
Expiring 03/18/15	Hong Kong & Shanghai Bank	EUR	2,203	2,712,808	2,667,022	(45,786)
Expiring 03/18/15	JPMorgan Chase	EUR	2,050	2,527,630	2,482,359	(45,271)
Hungarian Forint,
Expiring 03/18/15	Barclays Capital Group	HUF	603,044	2,448,709	2,300,349	(148,360)
Expiring 03/18/15	BNP Paribas	HUF	650,103	2,637,227	2,479,860	(157,367)
Expiring 03/18/15	Deutsche Bank AG	HUF	601,767	2,426,383	2,295,481	(130,902)
Indian Rupee,
Expiring 01/12/15	Hong Kong & Shanghai Bank	INR	133,457	2,142,855	2,108,709	(34,146)
Expiring 01/15/15	UBS AG	INR	255,373	4,105,008	4,032,410	(72,598)
Expiring 01/27/15	Citigroup Global Markets	INR	157,064	2,529,000	2,473,597	(55,403)
Expiring 01/27/15	Morgan Stanley	INR	157,551	2,523,000	2,481,278	(41,722)
Indonesian Rupiah,
Expiring 01/20/15	Bank of America	IDR	13,063,560	992,800	1,050,970	58,170
Expiring 01/20/15	JPMorgan Chase	IDR	16,296,530	1,242,000	1,311,064	69,064
Japanese Yen,
Expiring 01/15/15	JPMorgan Chase	JPY	215,809	1,808,385	1,801,946	(6,439)
Expiring 03/18/15	Bank of America	JPY	152,939	1,263,000	1,277,728	14,728
Expiring 03/18/15	Barclays Capital Group	JPY	289,423	2,465,000	2,417,990	(47,010)
Expiring 03/18/15	BNP Paribas	JPY	595,406	5,039,000	4,974,327	(64,673)
Expiring 03/18/15	BNP Paribas	JPY	291,175	2,482,000	2,432,623	(49,377)
Expiring 03/18/15	BNP Paribas	JPY	149,442	1,261,000	1,248,514	(12,486)
Expiring 03/18/15	Citigroup Global Markets	JPY	296,708	2,502,000	2,478,849	(23,151)
Expiring 03/18/15	Deutsche Bank AG	JPY	302,347	2,525,000	2,525,966	966
Expiring 03/18/15	JPMorgan Chase	JPY	295,486	2,482,000	2,468,646	(13,354)
Expiring 03/18/15	Morgan Stanley	JPY	297,350	2,520,000	2,484,215	(35,785)
Expiring 03/18/15	RBC Dominion Securities	JPY	294,420	2,482,000	2,459,735	(22,265)
Expiring 03/18/15	Standard Chartered PLC	JPY	152,141	1,263,000	1,271,064	8,064
Malaysian Ringgit,
Expiring 01/20/15	Barclays Capital Group	MYR	8,690	2,482,000	2,481,114	(886)
Expiring 01/20/15	BNP Paribas	MYR	4,354	1,241,000	1,243,296	2,296
Expiring 01/20/15	Hong Kong & Shanghai Bank	MYR	4,354	1,241,000	1,243,140	2,140
Mexican Peso,
Expiring 03/18/15	Deutsche Bank AG	MXN	36,950	2,499,750	2,492,410	(7,340)
Expiring 03/18/15	Deutsche Bank AG	MXN	36,900	2,484,000	2,489,039	5,039
Expiring 03/18/15	Deutsche Bank AG	MXN	18,349	1,241,000	1,237,705	(3,295)
Expiring 03/18/15	RBC Dominion Securities	MXN	34,344	2,437,882	2,316,613	(121,269)

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
New Zealand Dollar,
Expiring 01/08/15	Citigroup Global Markets	NZD	777	$603,455	$605,893	$2,438
Expiring 01/08/15	Westpac Banking Corp.	NZD	1,859	1,455,690	1,448,824	(6,866)
Expiring 03/18/15	Bank of America	NZD	3,199	2,477,306	2,476,588	(718)
Expiring 03/18/15	Bank of America	NZD	3,189	2,493,367	2,468,846	(24,521)
Expiring 03/18/15	UBS AG	NZD	3,202	2,476,894	2,478,910	2,016
Expiring 03/18/15	UBS AG	NZD	3,188	2,444,246	2,468,072	23,826
Expiring 03/18/15	Westpac Banking Corp.	NZD	3,207	2,479,492	2,482,781	3,289
Expiring 03/18/15	Westpac Banking Corp.	NZD	2,850	2,209,890	2,206,401	(3,489)
Norwegian Krone,
Expiring 03/18/15	JPMorgan Chase	NOK	17,479	2,564,461	2,340,063	(224,398)
Polish Zloty,
Expiring 03/18/15	Deutsche Bank AG	PLN	8,456	2,520,000	2,380,166	(139,834)
Russian Ruble,
Expiring 01/20/15	Morgan Stanley	RUB	238,469	3,723,000	3,876,645	153,645
Expiring 01/26/15	Deutsche Bank AG	RUB	58,986	1,282,000	955,339	(326,661)
South African Rand,
Expiring 03/18/15	Citigroup Global Markets	ZAR	14,760	1,255,500	1,259,733	4,233
Expiring 03/18/15	Deutsche Bank AG	ZAR	17,870	1,595,895	1,525,136	(70,759)
Expiring 03/18/15	Morgan Stanley	ZAR	14,859	1,250,000	1,268,148	18,148
Expiring 03/18/15	Standard Chartered PLC	ZAR	12,773	1,143,709	1,090,120	(53,589)
Expiring 03/18/15	UBS AG	ZAR	14,700	1,241,000	1,254,579	13,579
Swedish Krona,
Expiring 02/12/15	Bank of America	SEK	12,358	1,588,909	1,585,458	(3,451)
Expiring 02/12/15	JPMorgan Chase	SEK	9,721	1,274,317	1,247,216	(27,101)
Swiss Franc,
Expiring 03/18/15	Bank of America	CHF	939	976,000	946,162	(29,838)
Expiring 03/18/15	Barclays Capital Group	CHF	3,383	3,432,000	3,407,372	(24,628)
Turkish Lira,
Expiring 03/18/15	Bank of America	TRY	7,901	3,461,124	3,326,885	(134,239)
Expiring 03/18/15	Citigroup Global Markets	TRY	6,186	2,720,743	2,604,851	(115,892)
Expiring 03/18/15	Morgan Stanley	TRY	5,879	2,579,970	2,475,724	(104,246)
Expiring 03/18/15	RBC Dominion Securities	TRY	5,616	2,455,401	2,364,667	(90,734)
Expiring 03/18/15	Standard Chartered PLC	TRY	5,745	2,528,580	2,419,276	(109,304)

				$282,728,097	$278,762,843	(3,965,254)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/18/15	Bank of America	AUD	6,038	$5,015,767	$4,901,800	$113,967
Expiring 03/18/15	Barclays Capital Group	AUD	5,712	4,877,842	4,637,492	240,350
Expiring 03/18/15	Deutsche Bank AG	AUD	6,033	4,929,570	4,897,741	31,829
Expiring 03/18/15	Deutsche Bank AG	AUD	1,492	1,249,475	1,211,243	38,232
Expiring 03/18/15	Westpac Banking Corp.	AUD	5,988	5,071,716	4,861,209	210,507
Expiring 03/18/15	Westpac Banking Corp.	AUD	1,492	1,253,370	1,211,244	42,126
Brazilian Real,
Expiring 01/09/15	Morgan Stanley	BRL	3,298	1,261,000	1,237,629	23,371
Expiring 01/09/15	RBC Dominion Securities	BRL	9,610	3,724,178	3,606,034	118,144
Expiring 01/09/15	UBS AG	BRL	6,391	2,479,971	2,398,273	81,698
Expiring 01/12/15	RBC Dominion Securities	BRL	3,302	1,255,500	1,238,196	17,304
Expiring 01/13/15	Hong Kong & Shanghai Bank	BRL	3,046	1,177,259	1,141,554	35,705
Expiring 01/13/15	UBS AG	BRL	3,317	1,265,000	1,243,272	21,728
Expiring 01/15/15	Citigroup Global Markets	BRL	3,390	1,289,727	1,270,087	19,640
Expiring 01/15/15	JPMorgan Chase	BRL	6,635	2,540,871	2,485,425	55,446
Expiring 01/15/15	Morgan Stanley	BRL	3,321	1,251,000	1,244,008	6,992
Expiring 01/16/15	Morgan Stanley	BRL	3,358	1,233,000	1,257,478	(24,478)
Expiring 01/16/15	Morgan Stanley	BRL	3,326	1,241,000	1,245,791	(4,791)

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real (continued)
Expiring 01/16/15	UBS AG	BRL	6,115	$2,379,260	$2,290,070	$89,190
Expiring 01/16/15	UBS AG	BRL	3,278	1,260,000	1,227,476	32,524
Expiring 01/23/15	Citigroup Global Markets	BRL	28,123	11,007,045	10,512,108	494,937
Expiring 01/23/15	UBS AG	BRL	3,330	1,249,000	1,244,809	4,191
British Pound,
Expiring 01/09/15	Citigroup Global Markets	GBP	10,737	16,828,476	16,733,363	95,113
Expiring 01/09/15	Citigroup Global Markets	GBP	8,148	12,752,484	12,698,881	53,603
Expiring 01/09/15	Citigroup Global Markets	GBP	2,080	3,264,793	3,240,923	23,870
Expiring 01/09/15	Citigroup Global Markets	GBP	1,450	2,272,814	2,259,968	12,846
Expiring 03/18/15	JPMorgan Chase	GBP	3,225	5,006,371	5,023,337	(16,966)
Canadian Dollar,
Expiring 02/10/15	Citigroup Global Markets	CAD	1,444	1,239,414	1,241,344	(1,930)
Expiring 03/18/15	Citigroup Global Markets	CAD	2,889	2,523,000	2,482,223	40,777
Expiring 03/18/15	Citigroup Global Markets	CAD	2,885	2,522,000	2,479,246	42,754
Expiring 03/18/15	Hong Kong & Shanghai Bank	CAD	1,445	1,261,000	1,241,497	19,503
Expiring 03/18/15	JPMorgan Chase	CAD	2,630	2,303,078	2,259,879	43,199
Expiring 03/18/15	RBC Dominion Securities	CAD	5,754	5,046,000	4,944,501	101,499
Expiring 03/18/15	RBC Dominion Securities	CAD	2,895	2,522,000	2,487,773	34,227
Expiring 03/18/15	Royal Bank of Canada	CAD	956	847,000	821,779	25,221
Expiring 03/18/15	State Street Bank	CAD	5,765	5,046,000	4,953,303	92,697
Expiring 03/18/15	UBS AG	CAD	5,739	5,039,000	4,931,191	107,809
Chilean Peso,
Expiring 01/09/15	Deutsche Bank AG	CLP	564,126	922,000	928,510	(6,510)
Chinese Yuan,
Expiring 03/18/15	Barclays Capital Group	CNY	31,423	5,058,000	5,020,599	37,401
Expiring 03/18/15	Deutsche Bank AG	CNY	26,391	4,252,621	4,216,542	36,079
Expiring 03/18/15	Deutsche Bank AG	CNY	15,694	2,529,000	2,507,443	21,557
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	34,906	5,621,000	5,577,164	43,836
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	31,603	5,059,000	5,049,284	9,716
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	25,553	4,113,414	4,082,656	30,758
Expiring 03/18/15	Hong Kong & Shanghai Bank	CNY	15,682	2,528,250	2,505,657	22,593
Expiring 03/18/15	Standard Chartered PLC	CNY	27,693	4,453,883	4,424,707	29,176
Expiring 03/18/15	State Street Bank	CNY	25,689	4,136,190	4,104,403	31,787
Expiring 03/18/15	UBS AG	CNY	26,406	4,250,809	4,218,956	31,853
Colombian Peso,
Expiring 01/09/15	Bank of America	COP	3,258,058	1,475,000	1,370,671	104,329
Expiring 01/09/15	Bank of America	COP	931,018	415,800	391,681	24,119
Expiring 01/09/15	UBS AG	COP	4,905,300	2,121,670	2,063,669	58,001
Euro,
Expiring 01/28/15	JPMorgan Chase	EUR	74,346	91,878,053	89,989,470	1,888,583
Expiring 01/28/15	JPMorgan Chase	EUR	20,031	24,755,362	24,246,508	508,854
Expiring 01/28/15	JPMorgan Chase	EUR	2,089	2,581,474	2,528,411	53,063
Expiring 01/28/15	Westpac Banking Corp.	EUR	7,047	8,764,483	8,530,026	234,457
Expiring 01/28/15	Westpac Banking Corp.	EUR	5,138	6,404,136	6,218,854	185,282
Expiring 01/28/15	Westpac Banking Corp.	EUR	4,746	5,881,511	5,745,204	136,307
Expiring 01/28/15	Westpac Banking Corp.	EUR	4,015	4,932,126	4,859,647	72,479
Expiring 01/28/15	Westpac Banking Corp.	EUR	3,004	3,738,162	3,635,670	102,492
Expiring 03/18/15	Bank of America	EUR	2,529	3,174,869	3,062,383	112,486
Expiring 03/18/15	Bank of America	EUR	2,529	3,147,196	3,062,383	84,813
Expiring 03/18/15	Bank of America	EUR	2,051	2,541,363	2,483,569	57,794
Expiring 03/18/15	Barclays Capital Group	EUR	2,203	2,741,232	2,667,022	74,210
Expiring 03/18/15	JPMorgan Chase	EUR	5,564	6,932,865	6,737,197	195,668
Expiring 03/18/15	JPMorgan Chase	EUR	4,106	5,046,869	4,971,982	74,887
Expiring 03/18/15	JPMorgan Chase	EUR	1,988	2,487,336	2,407,282	80,054
Expiring 03/18/15	Morgan Stanley	EUR	1,004	1,254,771	1,215,750	39,021
Expiring 03/18/15	Standard Chartered PLC	EUR	2,041	2,530,360	2,471,460	58,900
Expiring 03/18/15	Westpac Banking Corp.	EUR	10,335	12,739,736	12,514,099	225,637
Expiring 03/18/15	Westpac Banking Corp.	EUR	2,000	2,467,700	2,421,813	45,887

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Hungarian Forint,
Expiring 03/18/15	Deutsche Bank AG	HUF	41,594	$161,240	$158,661	$2,579
Indonesian Rupiah,
Expiring 01/16/15	Citigroup Global Markets	IDR	15,743,750	1,250,000	1,267,511	(17,511)
Expiring 01/20/15	Barclays Capital Group	IDR	12,705,695	986,000	1,022,180	(36,180)
Expiring 01/20/15	Citigroup Global Markets	IDR	15,883,938	1,242,000	1,277,871	(35,871)
Expiring 01/20/15	Deutsche Bank AG	IDR	15,981,932	1,242,000	1,285,755	(43,755)
Japanese Yen,
Expiring 01/15/15	Citigroup Global Markets	JPY	174,977	1,466,357	1,461,008	5,349
Expiring 03/18/15	Bank of America	JPY	598,296	5,039,000	4,998,471	40,529
Expiring 03/18/15	Barclays Capital Group	JPY	299,389	2,520,000	2,501,247	18,753
Expiring 03/18/15	BNP Paribas	JPY	299,169	2,529,000	2,499,415	29,585
Expiring 03/18/15	BNP Paribas	JPY	295,207	2,502,000	2,466,314	35,686
Expiring 03/18/15	BNP Paribas	JPY	148,148	1,264,000	1,237,701	26,299
Expiring 03/18/15	Citigroup Global Markets	JPY	578,674	4,964,000	4,834,545	129,455
Expiring 03/18/15	Citigroup Global Markets	JPY	300,230	2,529,000	2,508,279	20,721
Expiring 03/18/15	JPMorgan Chase	JPY	297,458	2,511,000	2,485,119	25,881
Expiring 03/18/15	State Street Bank	JPY	598,712	5,040,000	5,001,947	38,053
Malaysian Ringgit,
Expiring 01/09/15	Barclays Capital Group	MYR	2,676	766,641	764,737	1,904
Expiring 01/09/15	Deutsche Bank AG	MYR	8,674	2,520,000	2,478,820	41,180
Expiring 01/09/15	Deutsche Bank AG	MYR	2,617	757,000	747,790	9,210
Expiring 01/09/15	Deutsche Bank AG	MYR	1,733	504,000	495,239	8,761
Expiring 01/09/15	Hong Kong & Shanghai Bank	MYR	4,349	1,248,254	1,242,846	5,408
Expiring 01/09/15	RBC Dominion Securities	MYR	4,641	1,332,674	1,326,196	6,478
Mexican Peso,
Expiring 01/20/15	Deutsche Bank AG	MXN	137,141	9,244,413	9,283,682	(39,269)
Expiring 01/20/15	JPMorgan Chase	MXN	232,277	16,406,517	15,723,868	682,649
Expiring 01/22/15	Citigroup Global Markets	MXN	104,923	7,708,155	7,101,848	606,307
Expiring 01/29/15	RBC Dominion Securities	MXN	93,698	6,932,376	6,339,266	593,110
Expiring 02/19/15	Deutsche Bank AG	MXN	96,759	6,636,868	6,537,793	99,075
Expiring 02/19/15	RBC Dominion Securities	MXN	52,627	3,863,729	3,555,900	307,829
Expiring 02/26/15	JPMorgan Chase	MXN	54,131	3,926,174	3,655,919	270,255
Expiring 03/18/15	JPMorgan Chase	MXN	18,102	1,233,000	1,221,052	11,948
Expiring 03/18/15	State Street Bank	MXN	36,207	2,522,000	2,442,274	79,726
New Zealand Dollar,
Expiring 01/08/15	UBS AG	NZD	1,978	1,551,619	1,541,505	10,114
Expiring 01/08/15	Westpac Banking Corp.	NZD	1,054	818,179	821,718	(3,539)
Expiring 03/18/15	Bank of America	NZD	6,627	5,009,667	5,130,462	(120,795)
Expiring 03/18/15	Bank of America	NZD	4,671	3,615,458	3,616,279	(821)
Expiring 03/18/15	Bank of America	NZD	3,253	2,485,731	2,518,393	(32,662)
Expiring 03/18/15	JPMorgan Chase	NZD	5,031	3,928,934	3,894,454	34,480
Expiring 03/18/15	Standard Chartered PLC	NZD	4,791	3,726,846	3,709,003	17,843
Expiring 03/18/15	Westpac Banking Corp.	NZD	4,671	3,596,773	3,616,278	(19,505)
Expiring 03/18/15	Westpac Banking Corp.	NZD	3,251	2,498,556	2,516,845	(18,289)
Philippine Peso,
Expiring 01/12/15	Standard Chartered PLC	PHP	51,456	1,141,426	1,149,573	(8,147)
Expiring 01/13/15	Barclays Capital Group	PHP	56,421	1,253,377	1,260,438	(7,061)
Polish Zloty,
Expiring 03/18/15	UBS AG	PLN	8,909	2,642,389	2,507,697	134,692
Russian Ruble,
Expiring 01/20/15	Morgan Stanley	RUB	90,396	1,427,150	1,469,506	(42,356)
Expiring 01/20/15	Morgan Stanley	RUB	59,357	1,001,000	964,934	36,066
Expiring 01/26/15	Citigroup Global Markets	RUB	67,172	1,260,000	1,087,924	172,076
Singapore Dollar,
Expiring 03/18/15	Barclays Capital Group	SGD	3,080	2,370,188	2,322,126	48,062
Expiring 03/18/15	Deutsche Bank AG	SGD	3,079	2,361,027	2,321,686	39,341
Expiring 03/18/15	Hong Kong & Shanghai Bank	SGD	6,484	4,931,000	4,888,540	42,460
Expiring 03/18/15	Westpac Banking Corp.	SGD	3,282	2,528,832	2,474,388	54,444

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
South African Rand,
Expiring 03/18/15	Barclays Capital Group	ZAR	14,528	$1,263,000	$1,239,914	$23,086
Expiring 03/18/15	Deutsche Bank AG	ZAR	15,443	1,368,830	1,318,058	50,772
Expiring 03/18/15	JPMorgan Chase	ZAR	14,751	1,265,000	1,258,965	6,035
Expiring 03/18/15	Standard Chartered PLC	ZAR	14,378	1,263,000	1,227,170	35,830
Expiring 03/18/15	UBS AG	ZAR	14,703	1,265,000	1,254,868	10,132
South Korean Won,
Expiring 01/09/15	Standard Chartered PLC	KRW	1,408,371	1,263,000	1,280,698	(17,698)
Expiring 01/15/15	Standard Chartered PLC	KRW	1,382,230	1,251,000	1,256,516	(5,516)
Expiring 01/15/15	Standard Chartered PLC	KRW	1,379,540	1,251,000	1,254,070	(3,070)
Swedish Krona,
Expiring 02/12/15	Barclays Capital Group	SEK	20,298	2,670,051	2,604,198	65,853
Swiss Franc,
Expiring 03/18/15	Bank of America	CHF	6,042	6,163,000	6,086,261	76,739
Expiring 03/18/15	BNP Paribas	CHF	6,898	7,137,000	6,948,828	188,172
Expiring 03/18/15	BNP Paribas	CHF	2,173	2,254,854	2,189,282	65,572
Expiring 03/18/15	Citigroup Global Markets	CHF	7,647	7,833,118	7,702,736	130,382
Expiring 03/18/15	JPMorgan Chase	CHF	7,840	8,050,029	7,897,669	152,360
Expiring 03/18/15	State Street Bank	CHF	5,998	6,208,607	6,041,473	167,134
Expiring 03/18/15	UBS AG	CHF	8,438	8,706,912	8,499,669	207,243
Turkish Lira,
Expiring 03/18/15	Deutsche Bank AG	TRY	6,058	2,484,000	2,550,888	(66,888)
Expiring 03/18/15	Hong Kong & Shanghai Bank	TRY	2,861	1,264,000	1,204,709	59,291
Expiring 03/18/15	JPMorgan Chase	TRY	5,997	2,482,000	2,525,265	(43,265)
Expiring 03/18/15	Morgan Stanley	TRY	5,873	2,529,000	2,473,054	55,946
Expiring 03/18/15	Morgan Stanley	TRY	5,803	2,526,000	2,443,443	82,557

				$585,915,173	$574,385,556	11,529,617

						$7,564,363

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Cross currency exchange contracts outstanding at December 31, 2014:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
03/18/15	Buy	CAD	2,630	CHF	2,223	$20,878	JPMorgan Chase
03/18/15	Buy	EUR	1,977	HUF	622,194	20,564	Bank of America
03/18/15	Buy	EUR	2,003	PLZ	8,514	28,935	Barclays Capital Group
03/18/15	Buy	EUR	4,099	GBP	3,206	(29,995)	Barclays Capital Group
03/18/15	Buy	EUR	2,052	JPY	303,851	(53,746)	BNP Paribas
03/18/15	Buy	EUR	508	HUF	159,784	5,635	Deutsche Bank AG
03/18/15	Buy	EUR	541	HUF	170,252	6,160	Deutsche Bank AG
03/18/15	Buy	EUR	1,028	NOK	9,322	(3,153)	Deutsche Bank AG
03/18/15	Buy	EUR	999	NOK	9,142	(14,212)	Hong Kong & Shanghai Bank
03/18/15	Buy	EUR	993	NOK	9,316	(44,769)	JPMorgan Chase
03/18/15	Buy	EUR	2,028	NOK	17,684	88,194	JPMorgan Chase
03/18/15	Buy	EUR	1,011	NOK	9,191	(6,280)	UBS AG
03/18/15	Buy	EUR	1,030	JPY	152,692	(28,431)	UBS AG
03/18/15	Buy	EUR	2,021	NOK	17,675	81,028	UBS AG
03/18/15	Buy	GBP	3,246	EUR	4,128	57,217	Barclays Capital Group
03/18/15	Buy	GBP	3,174	EUR	4,041	50,944	BNP Paribas
03/18/15	Buy	GBP	3,228	EUR	4,093	71,522	BNP Paribas
03/18/15	Buy	JPY	613,441	EUR	4,125	130,015	State Street Bank
03/18/15	Buy	NOK	9,507	EUR	992	71,598	Barclays Capital Group
03/18/15	Buy	NOK	9,058	EUR	1,021	(23,662)	Citigroup Global Markets
03/18/15	Buy	NOK	37,268	EUR	3,971	180,739	Deutsche Bank AG
03/18/15	Buy	NOK	9,109	EUR	1,005	2,470	JPMorgan Chase
03/18/15	Buy	PLN	8,553	EUR	2,045	(68,772)	Deutsche Bank AG

						$542,879

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	36,780	01/04/21	12.040%	Brazilian interbank overnight lending rate(1)	$12,503	$—	$12,503	Barclays Capital Group
BRL	12,000	01/04/21	12.230%	Brazilian interbank overnight lending rate(1)	28,997	—	28,997	Credit Suisse First Boston Corp.
BRL	10,040	01/04/21	12.650%	Brazilian interbank overnight lending rate(1)	71,072	—	71,072	Deutsche Bank AG
BRL	4,610	01/04/21	12.600%	Brazilian interbank overnight lending rate(1)	31,216	—	31,216	Barclays Capital Group
BRL	3,190	01/04/21	12.590%	Brazilian interbank overnight lending rate(1)	21,247	—	21,247	Barclays Capital Group
BRL	1,810	01/04/21	12.460%	Brazilian interbank overnight lending rate(1)	9,084	—	9,084	Credit Suisse First Boston Corp.
BRL	1,730	01/04/21	12.570%	Brazilian interbank overnight lending rate(1)	10,773	—	10,773	JPMorgan Chase
KRW	3,156,620	10/06/17	2.240%	3 month KWCDC(1)	26,851	—	26,851	Citigroup Global Markets
KRW	2,190,860	10/06/17	2.250%	3 month KWCDC(1)	19,244	—	19,244	Deutsche Bank AG
KRW	2,438,940	10/13/17	2.250%	3 month KWCDC(1)	9,234	2	9,232	Deutsche Bank AG
KRW	10,562,040	10/14/17	2.240%	3 month KWCDC(1)	39,424	—	39,424	Citigroup Global Markets
KRW	7,815,880	10/15/17	2.250%	3 month KWCDC(1)	32,235	—	32,235	Deutsche Bank AG
KRW	2,036,710	10/28/17	2.140%	3 month KWCDC(1)	4,284	—	4,284	Barclays Capital Group
KRW	5,029,550	11/04/17	2.060%	3 month KWCDC(1)	(4,614)	—	(4,614)	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.)
KRW	3,004,440	11/04/17	2.080%	3 month KWCDC(1)	$(1,560)	$—	$(1,560)	Barclays Capital Group
KRW	2,113,920	11/07/17	2.030%	3 month KWCDC(1)	(3,395)	—	(3,395)	Barclays Capital Group
KRW	27,986,380	08/06/24	2.140%	3 month KWCDC(2)	(1,227,753)	—	(1,227,753)	Bank of America
MXN	11,710	08/16/24	7.270%	28 day Mexican interbank rate(1)	8,456	—	8,456	Deutsche Bank AG
MXN	13,470	08/19/24	7.260%	28 day Mexican interbank rate(1)	9,537	—	9,537	Bank of America
MXN	12,680	10/03/24	7.280%	28 day Mexican interbank rate(1)	9,233	—	9,233	Deutsche Bank AG
MXN	18,170	10/04/24	7.350%	28 day Mexican interbank rate(1)	15,648	(11)	15,659	Barclays Capital Group
MXN	7,180	12/04/24	7.470%	28 day Mexican interbank rate(1)	7,902	4	7,898	Morgan Stanley
MXN	7,010	12/04/24	7.400%	28 day Mexican interbank rate(1)	6,527	4	6,523	Credit Suisse First Boston Corp.
MYR	1,720	12/12/24	4.850%	3 month KLIBOR(1)	7,606	—	7,606	Bank of America
MYR	7,370	12/16/24	4.850%	3 month KLIBOR(1)	32,204	—	32,204	Citigroup Global Markets
MYR	2,930	12/16/24	4.830%	3 month KLIBOR(1)	12,270	—	12,270	JPMorgan Chase

					$(811,775)	$(1)	$(811,774)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
AUD	14,280	12/17/19	2.770%	6 month BBSW(2)	$(153,919)	$(584,853)	$(430,934)
AUD	29,810	09/17/24	4.500%	6 month BBSW(1)	176,809	827,954	651,145
AUD	8,710	12/18/24	4.500%	6 month BBSW(2)	(197,309)	(228,585)	(31,276)
AUD	5,360	03/18/25	3.500%	6 month BBSW(1)	47,841	123,961	76,120
AUD	1,520	12/18/34	5.000%	6 month BBSW(1)	11,938	55,495	43,557
CAD	35,615	12/19/23	4.000%	3 month CDOR(1)	1,405,457	1,878,937	473,480
CAD	41,950	03/18/25	2.500%	3 month CDOR(1)	139,352	604,182	464,830
CAD	6,150	12/18/34	3.750%	3 month CDOR(1)	140,935	155,661	14,726
CHF	14,740	12/18/24	1.500%	6 month LIBOR(2)	(291,212)	(417,539)	(126,327)
EUR	11,400	03/18/20	0.750%	6 month Euribor(1)	234,047	252,818	18,771
EUR	3,860	03/18/22	1.250%	6 month Euribor(2)	(192,278)	(223,980)	(31,702)
EUR	26,630	12/19/23	3.250%	6 month Euribor(2)	(3,147,348)	(3,447,168)	(299,820)
EUR	30,300	12/18/24	2.000%	6 month Euribor(2)	43,593	(1,290,397)	(1,333,990)
EUR	34,920	03/18/25	1.500%	6 month Euribor(2)	(2,108,935)	(2,718,811)	(609,876)
EUR	2,310	12/18/34	2.250%	6 month Euribor(1)	(88,877)	(83,619)	5,258
EUR	1,200	03/18/45	2.250%	6 month Euribor(2)	(271,026)	(286,836)	(15,810)
GBP	16,030	09/12/17	2.250%	6 month LIBOR(2)	9,107	(199,214)	(208,321)
GBP	4,710	02/05/21	2.840%	6 month LIBOR(2)	40,989	384,053	343,064
GBP	16,280	09/12/21	2.680%	6 month LIBOR(2)	(112,056)	956,317	1,068,373
GBP	41,940	12/19/23	3.750%	6 month LIBOR(2)	(3,705,866)	(4,676,320)	(970,454)
GBP	18,640	09/17/24	3.250%	6 month LIBOR(2)	(410,191)	(1,312,079)	(901,888)
GBP	2,190	12/09/24	3.150%	12 month UKRPI(2)	—	(37,869)	(37,869)
GBP	22,900	12/18/24	3.250%	6 month LIBOR(1)	196,209	1,573,371	1,377,162
GBP	30,530	03/18/25	3.000%	6 month LIBOR(2)	(3,769,963)	(4,977,470)	(1,207,507)
GBP	8,830	09/12/26	2.980%	6 month LIBOR(2)	86,239	(1,065,685)	(1,151,924)
GBP	2,190	12/09/29	3.380%	12 month UKRPI(1)	—	85,643	85,643
GBP	26,730	12/18/34	3.250%	6 month LIBOR(2)	(335,899)	(2,110,014)	(1,774,115)
GBP	2,615	02/05/36	3.500%	6 month LIBOR(2)	(67,748)	(824,155)	(756,407)
GBP	1,700	12/09/39	3.570%	12 month UKRPI(1)	—	134,480	134,480
GBP	1,700	12/09/44	3.570%	12 month UKRPI(2)	—	(171,127)	(171,127)
GBP	28,960	12/20/44	3.000%	6 month LIBOR(2)	(221,011)	(1,717,458)	(1,496,447)
GBP	13,125	03/18/45	3.250%	6 month LIBOR(2)	(3,299,437)	(4,718,469)	(1,419,032)
JPY	5,977,020	03/18/22	0.500%	6 month LIBOR(2)	(436,230)	(531,656)	(95,426)
JPY	5,998,640	12/19/23	1.250%	6 month LIBOR(1)	1,077,863	1,445,087	367,224

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements (cont’d.)
JPY	6,567,850	03/18/25	0.500%	6 month LIBOR(1)	$(548,813)	$(216,715)	$332,098
JPY	1,573,100	03/18/45	1.500%	6 month LIBOR(1)	(19,270)	545,027	564,297
MXN	5,450	10/04/24	7.380%	28 day Mexican interbank rate(1)	(3)	5,049	5,052
MXN	17,260	12/03/24	7.390%	28 day Mexican interbank rate(1)	—	15,456	15,456
MXN	14,180	12/03/24	7.390%	28 day Mexican interbank rate(1)	—	12,870	12,870
MXN	37,430	12/04/24	7.460%	28 day Mexican interbank rate(1)	—	40,286	40,286
MXN	7,170	12/04/24	7.480%	28 day Mexican interbank rate(1)	—	8,064	8,064
NOK	120,975	12/18/24	3.500%	6 month NIBOR(2)	(273,509)	(721,591)	(448,082)
NZD	26,920	12/17/19	3.660%	3 month New Zealand Bank Bill(1)	(15,997)	510,233	526,230
NZD	10,640	03/18/25	4.500%	3 month New Zealand Bank Bill(1)	200,371	253,706	53,335
PLN	3,610	06/17/19	1.950%	6 month WIBOR(1)	18,300	67,002	48,702
PLN	3,610	06/17/19	1.950%	6 month WIBOR(2)	—	(66,888)	(66,888)
PLN	8,100	07/09/24	3.880%	6 month WIBOR(2)	39	(140,667)	(140,706)
PLN	10,010	07/10/24	3.830%	6 month WIBOR(2)	49	(167,215)	(167,264)
PLN	3,290	08/21/24	3.330%	6 month WIBOR(2)	15	(34,081)	(34,096)
PLN	3,590	09/09/24	3.260%	6 month WIBOR(2)	—	(33,836)	(33,836)
PLN	1,130	09/09/24	3.260%	6 month WIBOR(2)	—	(10,720)	(10,720)
PLN	1,060	10/13/24	3.040%	6 month WIBOR(2)	—	(7,056)	(7,056)
PLN	1,750	10/16/24	2.940%	6 month WIBOR(2)	—	(9,493)	(9,493)
SEK	52,815	12/19/23	3.500%	3 month STIBOR(2)	(491,094)	(566,229)	(75,135)
SEK	44,810	03/18/25	1.500%	3 month STIBOR(2)	(41,873)	(109,575)	(67,702)
	37,000	03/18/17	1.250%	3 month LIBOR(2)	(204,646)	(136,965)	67,681
	40,000	08/04/17	2.200%	3 month LIBOR(2)	(52,300)	(131,070)	(78,770)
	9,260	03/18/18	1.500%	3 month LIBOR(2)	(30,512)	(16,946)	13,566
	128,000	03/18/20	2.250%	3 month LIBOR(2)	(2,791,693)	(2,290,347)	501,346
	59,700	08/04/21	3.030%	3 month LIBOR(1)	391,323	1,635,728	1,244,405
	188,600	03/18/22	2.500%	3 month LIBOR(2)	(5,745,701)	(4,668,957)	1,076,744
	23,255	12/19/23	4.500%	3 month LIBOR(1)	1,397,409	1,759,534	362,125
	30,770	03/18/25	3.000%	3 month LIBOR(1)	(1,930,990)	(1,823,245)	107,745
	32,300	08/04/26	3.410%	3 month LIBOR(2)	(394,894)	(2,078,569)	(1,683,675)
	86,400	03/18/30	3.250%	3 month LIBOR(2)	(8,084,501)	(7,706,285)	378,216
	26,940	12/18/34	3.750%	3 month LIBOR(1)	467,770	1,310,858	843,088
	18,910	12/20/44	3.500%	3 month LIBOR(1)	163,775	562,529	398,754
	1,530	03/18/45	3.500%	3 month LIBOR(2)	237,907	252,914	15,007
ZAR	55,720	12/10/24	8.730%	3 month JIBAR(1)	—	(1,877)	(1,877)
ZAR	67,450	12/17/24	8.730%	3 month JIBAR(1)	—	(3,056)	(3,056)

					$(32,947,764)	$(37,107,472)	$(4,159,708)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2014(4) (unaudited)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
People’s Republic of China	06/20/19	1.000%	38,800	*	$(481,081)	$(188,310)	$(292,771)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%	8,000	*	(99,192)	(38,605)	(60,587)	Barclays Capital Group
People’s Republic of China	06/20/19	1.000%	3,510	*	(43,520)	(23,826)	(19,694)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	2,250	*	(27,898)	(34,628)	6,730	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	1,890	*	(23,434)	(12,495)	(10,939)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	1,690	*	(20,954)	(10,953)	(10,001)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	1,550	*	(19,218)	(16,840)	(2,378)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	1,370	*	(16,986)	(17,809)	823	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	930	*	(11,531)	(6,078)	(5,453)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	900	*	(11,159)	(5,781)	(5,378)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	720	*	(8,928)	(5,063)	(3,865)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%	690	*	(8,589)	(6,744)	(1,845)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	350	*	(4,339)	(2,137)	(2,202)	Bank of America
People’s Republic of China	06/20/19	1.000%	290	*	(3,595)	(1,969)	(1,626)	Bank of America
People’s Republic of China	06/20/19	1.000%	150	*	(1,860)	(945)	(915)	JPMorgan Chase

					$(782,284)	$(372,183)	$(410,101)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2014(5)	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.23	12/20/19	5.000%	$53,550	$3,176,854	$3,396,219	$219,365

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2014(5)	Unrealized Depreciation
Exchange-traded credit default swaps on credit indices—Buy Protection(2):
CDX.NA.IG.23	12/20/19	1.000%	$199,275	$3,797,606	$3,246,428	$(551,178)

Cash of $21,650,217 has been segregated with Barclays Capital Group to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referencedentity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	The fair value of credit default swap agreements on corporate and/or sovereign issues and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

Total return swap agreements outstanding at December 31, 2014:

Counterparty	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Corp.	12,200	Pay fixed rate payments on IOS.FN30.300.12 Index and receive variable payments on the one month LIBOR.	$—	$—	$—
Credit Suisse First Boston Corp.	2,000	Pay fixed rate payments on IOS.FN30.400.13 Index and receive variable payments on the one month LIBOR.	(17,188)	(11,100)	(6,088)
Credit Suisse First Boston Corp.	1,000	Pay fixed rate payments on IOS.FN30.400.13 Index and receive variable payments on the one month LIBOR.	8,594	1,719	6,875
JPMorgan Chase	3,000	Pay fixed rate payments on IOS.FN30.400.13 Index and receive variable payments on the one month LIBOR.	(25,781)	(9,617)	(16,164)

			$(34,375)	$(18,998)	$(15,377)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$93,038,262	$—
Residential Mortgage-Backed Securities	—	9,517,319	—
Bank Loans	—	25,890,217	—
Commercial Mortgage-Backed Securities	—	44,915,047	—
Corporate Bonds	—	125,432,406	—
Foreign Government Bonds	—	136,118,594	—
Municipal Bonds	—	18,262,167	—
Residential Mortgage-Backed Securities	—	36,592,177	—
U.S. Government Agency Obligations	—	38,412,759	—
U.S. Treasury Obligations	—	148,226,697	—
Preferred Stocks	1,861,355	—	—
Affiliated Money Market Mutual Fund	3,518,501	—	—
Foreign Treasury Obligations	—	45,718,787	—
Other Financial Instruments*
Financial Futures Contracts	(397,117)	—	—
Foreign Forward Currency Contracts	—	7,564,363	—
Cross Currency Exchange Contracts	—	542,879	—
Over-the-counter interest rate swaps	—	(811,775)	—
Exchange-traded interest rate swaps	—	(4,159,708)	—
Over-the-counter credit default swaps	—	(782,284)	—
Exchange-traded credit default swaps	—	(331,813)	—
Total Return Swaps	—	(34,375)	—

Total	$4,982,739	$724,111,719	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

U.S. Treasury Obligations	19.4%
Foreign Government Bonds	17.9
Collateralized Loan Obligations	12.2
Residential Mortgage-Backed Securities	6.1
Foreign Treasury Obligations	6.0
Commercial Mortgage-Backed Securities	5.9
Banks	5.6
U.S. Government Agency Obligations	5.0
Municipal Bonds	2.4
Media	2.3
Containers & Packaging	2.2
Oil, Gas & Consumable Fuels	2.2
Diversified Telecommunication Services	1.4
Health Care Providers & Services	1.3
Wireless Telecommunication Services	1.1
Affiliated Money Market Mutual Fund	0.5
IT Services	0.5
Food Products	0.4

Hotels, Restaurants & Leisure	0.4%
Metals & Mining	0.4
Pharmaceuticals	0.4
Automobiles	0.3
Capital Markets	0.2
Construction and Engineering	0.2
Energy Equipment & Services	0.2
Food & Staples Retailing	0.2
Insurance	0.2
Internet & Catalog Retail	0.2
Water Utilities	0.2
Diversified Financial Services	0.1
Real Estate Investment Trusts (REITs)	0.1

95.5
Other assets in excess of liabilities	4.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$437,102	*	Due from/to broker — variation margin futures	$834,219	*
Interest rate contracts	Due from/to broker — variation margin swaps	11,738,900	*	Due from/to broker — variation margin swaps	15,898,608	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	425,548		Unrealized depreciation on over-the-counter swap agreements	1,237,322
Interest rate contracts	Premiums paid for swap agreements	10		Premiums received for swap agreements	11
Foreign exchange contracts	Unrealized appreciation on cross currency exchange contracts	815,899		Unrealized depreciation on cross currency exchange contracts	273,020
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	12,876,726		Unrealized depreciation on foreign currency forward contracts	5,312,363
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	7,553		Unrealized depreciation on over-the-counter swap agreements	417,654
Credit contracts	—	—		Premiums received for swap agreements	372,183
Credit contracts	Due from/to broker — variation margin swaps	219,365	*	Due from/to broker — variation margin swaps	551,178	*
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	6,875		Unrealized depreciation on over-the-counter swap agreements	22,252
Equity contracts	Premiums paid for swap agreements	1,719		Premiums received for swap agreements	20,717

Total		$26,529,697			$24,939,527

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward & Cross Currency Contracts(1)	Total
Interest rate contracts	$(3,695,192)	$(29,741,890)	$—	$(33,437,082)
Foreign exchange contracts	—	—	22,612,498	22,612,498
Credit contracts	—	316,327	—	316,327

Total	$(3,695,192)	$(29,425,563)	$22,612,498	$(10,508,257)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$(397,117)	$(4,971,482)	$—	$(5,368,599)
Foreign exchange contracts	—	—	8,107,242	8,107,242
Credit contracts	—	(741,914)	—	(741,914)
Equity contracts	—	(15,377)	—	(15,377)

Total	$(397,117)	$(5,728,773)	$8,107,242	$1,981,352

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the period ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Total Return Swap Agreements(4)
$50,778,405	$165,870,714	$47,440,291	$383,640,216	$579,931,550	$1,492,808,292	$210,598,333	$19,733,333	$16,800,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$725,381	$(725,381)	$—	$—
Barclays Capital Group	766,242	(477,829)	—	288,413
BNP Paribas	470,076	(470,076)	—	—
Citigroup Global Markets	1,963,932	(1,369,936)	—	593,996
Credit Suisse First Boston Corp.	53,202	(17,188)	—	36,014
Deutsche Bank AG	726,628	(726,628)	—	—
Hong Kong & Shanghai Bank	329,825	(94,144)	—	235,681
JPMorgan Chase	4,295,182	(1,048,535)	(550,000)	2,696,647
Morgan Stanley	496,858	(253,378)	—	243,480
RBC Dominion Securities	1,297,874	(357,817)	—	940,057
Royal Bank of Canada	25,221	—	—	25,221
Standard Chartered PLC	197,762	(197,762)	—	—
State Street Bank	539,810	(26,834)	—	512,976
UBS AG	932,704	(337,249)	—	595,455
Westpac Banking Corp.	1,313,633	(117,409)	—	1,196,224

	$14,134,330

Counterparty	Gross Amounts of Recognized liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(1,789,701)	$725,381	$—	$(1,064,320)
Barclays Capital Group	(477,829)	477,829	—	—
BNP Paribas	(570,666)	470,076	—	(100,590)
Citigroup Global Markets	(1,369,936)	1,369,936	—	—
Credit Suisse First Boston Corp.	(17,188)	17,188	—	—
Deutsche Bank AG	(952,813)	726,628	100,000	(126,185)
Hong Kong & Shanghai Bank	(94,144)	94,144	—	—
JPMorgan Chase	(1,048,535)	1,048,535	—	—
Morgan Stanley	(253,378)	253,378	—	—
RBC Dominion Securities	(357,817)	357,817	—	—
Royal Bank of Canada	—	—	—	—
Standard Chartered PLC	(242,023)	197,762	—	(44,261)
State Street Bank	(26,834)	26,834	—	—
UBS AG	(337,249)	337,249	—	—
Westpac Banking Corp.	(117,409)	117,409	—	—

	$(7,655,522)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $738,027,941)	$723,985,787
Affiliated investments (cost $3,518,501)	3,518,501
Cash	109,229
Foreign currency, at value (cost $496,015)	494,198
Deposit with broker	24,019,900
Receivable for investments sold	35,790,204
Unrealized appreciation on foreign currency forward contracts	12,876,726
Dividends and interest receivable	6,128,366
Unrealized appreciation on cross currency exchange contracts	815,899
Unrealized appreciation on over-the-counter swap agreements	439,976
Receivable for fund share sold	38,498
Due from broker-variation margin futures	17,106
Premiums paid for swap agreements	1,729
Prepaid expenses	162,541

Total Assets	808,398,660

LIABILITIES:
Payable for investments purchased	37,748,242
Unrealized depreciation on foreign currency forward contracts	5,312,363
Unrealized depreciation on over-the-counter swap agreements	1,677,228
Due to broker-variation margin swaps	485,814
Premiums received for swap agreements	392,911
Unrealized depreciation on cross currency exchange contracts	273,020
Advisory fees payable	265,687
Due to broker	100,000
Accrued expenses and other liabilities	83,784
Distribution fee payable	12,570
Affiliated transfer agent fee payable	361

Total Liabilities	46,351,980

NET ASSETS	$762,046,680

Net assets were comprised of:
Paid-in capital	$779,583,197
Retained earnings	(17,536,517)

Net assets, December 31, 2014	$762,046,680

Net asset value and redemption price per share, $762,046,680 / 78,013,727 outstanding shares of beneficial interest	$9.77

STATEMENT OF OPERATIONS

For the Period April 28, 2014* through December 31, 2014

INCOME
Interest income	$10,920,527
Affiliated dividend income	222,796
Unaffiliated dividend income (net of $12,189 foreign withholding tax)	36,737

11,180,060

EXPENSES
Advisory fees	4,339,166
Distribution fee	504,095
Custodian and accounting fees	115,000
Audit fee	38,000
Legal fees and expenses	14,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	6,000
Shareholders’ reports	5,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	1,000
Loan interest expense	104
Miscellaneous	1,877

Total expenses	5,040,242

NET INVESTMENT INCOME	6,139,818

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,889,816
Futures transactions	(3,695,192)
Short sales transactions	12,617
Swap agreements transactions	(29,425,563)
Foreign currency transactions	16,704,394

(11,513,928)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,042,154)
Futures	(397,117)
Swap agreements	(5,728,773)
Foreign currencies	8,005,637

(12,162,407)

NET LOSS ON INVESTMENTS	(23,676,335)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,536,517)

STATEMENT OF CHANGES IN NET ASSETS

April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,139,818
Net realized loss on investment and foreign currency transactions	(11,513,928)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,162,407)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(17,536,517)

FUND SHARE TRANSACTIONS:
Fund share sold [82,171,052 shares]	820,881,851
Fund share repurchased [4,157,325 shares]	(41,298,654)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	779,583,197

TOTAL INCREASE IN NET ASSETS	762,046,680
NET ASSETS:
Beginning of period	—

End of period	$762,046,680

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)
Australia — 6.4%
APA Group	11,107	$67,145
APA Group, 144A	3,506	21,195
Asciano Ltd.	23,835	116,726
Spotless Group Holdings Ltd.*	38,929	60,302
Spotless Group Holdings Ltd., 144A*	17,691	27,404
Transurban Group	15,167	105,695

		398,467

Brazil — 0.4%
Alupar Investimento SA, UTS	4,238	28,124

Canada — 5.4%
AltaGas Ltd.	1,445	53,905
Canadian Pacific Railway Ltd.	724	139,434
Enbridge, Inc.	1,687	86,729
Westshore Terminals Investment Corp.	2,056	55,975

		336,043

China — 11.1%
Beijing Enterprises Water Group Ltd.*	149,398	100,949
CGN Power Co. Ltd. (Class H Stock), 144A*	5,135	2,232
CGN Power Co. Ltd. (Class H Stock)*	265,427	115,348
China CNR Corp. Ltd. (Class H Stock)*	38,765	55,588
China CNR Corp. Ltd. (Class H Stock), 144A*	82,285	117,995
China Longyuan Power Group Corp. (Class H Stock)	97,871	100,925
Datang International Power Generation Co. Ltd. (Class H Stock)	170,394	92,003
Huadian Fuxin Energy Corp. Ltd. (Class H Stock)	234,473	109,809

		694,849

France — 4.4%
Groupe Eurotunnel SA	15,124	195,254
Veolia Environnement SA	4,688	83,038

		278,292

Germany — 0.9%
E.ON SE	3,387	57,890

Italy — 4.9%
Atlantia SpA	7,859	182,659
Enel SpA	15,603	69,551
Telecom Italia SpA*	49,719	53,025

		305,235

Japan — 2.0%
Nippon Prologis REIT, Inc., REIT	54	117,248
Nippon Prologis REIT, Inc., REIT, 144A	3	6,514

		123,762

Malaysia — 0.7%
Malaysia Airports Holdings Bhd	23,891	46,463

Mexico — 5.0%
Grupo Aeroportuario del Pacifico SAB de CV
(Class B Stock)	15,066	94,682
Infraestructura Energetica Nova SAB de CV	22,382	111,957

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Promotora y Operadora de Infraestructura SAB de CV*	8,759	$105,313

		311,952

New Zealand — 1.9%
Meridian Energy Ltd.	85,214	116,410

South Korea — 1.0%
Korea Electric Power Corp., ADR	3,152	61,023

Spain — 5.3%
Abengoa Yield PLC	2,545	69,529
Endesa SA	1,641	32,852
Endesa SA, 144A	2,194	43,922
Ferrovial SA	9,421	186,236

		332,539

Switzerland — 1.6%
Flughafen Zuerich AG	146	97,639

United Kingdom — 3.3%
Drax Group PLC	5,415	38,776
Liberty Global PLC (Class C Stock)*	1,803	87,103
National Grid PLC, ADR	1,126	79,563

		205,442

United States — 44.5%
American Tower Corp., REIT	1,265	125,045
American Water Works Co., Inc.	1,593	84,907
Antero Midstream Partners LP*	2,089	57,447
Charter Communications, Inc. (Class A Stock)*	496	82,644
Cheniere Energy Partners LP Holdings LLC	3,817	85,997
Cheniere Energy, Inc.*	1,117	78,637
CMS Energy Corp.	3,707	128,818
Dominion Midstream Partners LP, MLP*	2,067	81,026
Dominion Resources, Inc.	1,520	116,888
Edison International	2,319	151,848
Energy Transfer Equity LP, MLP	1,644	94,333
Enlink Midstream LLC	1,481	52,664
EQT Midstream Partners LP, MLP	804	70,752
Exelon Corp.	2,562	94,999
Kinder Morgan, Inc.	2,985	126,295
MPLX LP, MLP	936	68,787
NextEra Energy, Inc.	1,210	128,611
NiSource, Inc.	2,249	95,403
NRG Energy, Inc.	2,346	63,225
NRG Yield, Inc. (Class A Stock)	2,864	135,009
Phillips 66 Partners LP, MLP	955	65,828
SBA Communications Corp. (Class A Stock)*	1,349	149,415
SemGroup Corp. (Class A Stock)	826	56,490
Sempra Energy	1,037	115,480
Shell Midstream Partners LP, UTS*	1,862	76,305
SunEdison, Inc.*	2,733	53,321
Targa Resources Corp.	535	56,737
Union Pacific Corp.	827	98,521
Vivint Solar, Inc.*	3,136	28,914
Western Gas Equity Partners LP, MLP	1,317	79,323
Westlake Chemical Partners LP, MLP	572	16,588
Williams Cos., Inc. (The)	1,471	66,107

		2,786,364

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $5,967,310)		$6,180,494

	Shares
SHORT-TERM INVESTMENT —2.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2— Prudential Core Taxable Money Market Fund (cost $180,779)(w)(Note 4)	180,779	180,779

TOTAL INVESTMENTS — 101.7% (cost $6,148,089)		6,361,273
Liabilities in excess of other assets — (1.7)%		(104,632)

NET ASSETS — 100.0%		$6,256,641

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1— quoted prices generally in active markets for identical securities.

Level 2— quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3 — significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$398,467	$—
Brazil	28,124	—	—
Canada	336,043	—	—
China	173,168	521,681	—
France	—	278,292	—
Germany	—	57,890	—
Italy	—	305,235	—
Japan	—	123,762	—
Malaysia	46,463	—	—
Mexico	311,952	—	—
New Zealand	—	116,410	—
South Korea	61,023	—	—
Spain	69,529	263,010	—
Switzerland	—	97,639	—
United Kingdom	166,666	38,776	—
United States	2,786,364	—	—
Affiliated Money Market Mutual Fund	180,779	—	—

Total	$4,160,111	$2,201,162	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Oil, Gas & Consumable Fuels	20.1%
Transportation Infrastructure	12.4
Electric Utilities	11.9
Independent Power & Renewable Electricity Producers	11.8
Multi-Utilities	10.8
Road & Rail	5.7
Construction & Engineering	4.7
Real Estate Investment Trusts (REITs)	4.0
Gas Utilities	3.2

Water Utilities	3.0%
Affiliated Money Market Mutual Fund	2.9
Machinery	2.8
Media	2.7
Wireless Telecommunication Services	2.4
Commercial Services & Supplies	1.4
Semiconductors & Semiconductor Equipment	0.9
Diversified Telecommunication Services	0.8
Chemicals	0.2

101.7
Liabilities in excess of other assets	(1.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $5,967,310)	$6,180,494
Affiliated investments (cost $180,779)	180,779
Dividends receivable	8,664
Tax reclaim receivable	2,409
Receivable for fund share sold	80
Prepaid expenses	469

Total Assets	6,372,895

LIABILITIES:
Payable for investments purchased	67,869
Accrued expenses and other liabilities	42,593
Advisory fees payable	2,841
Payable for fund share repurchased	2,237
Affiliated transfer agent fee payable	361
Payable to custodian	251
Distribution fee payable	102

Total Liabilities	116,254

NET ASSETS	$6,256,641

Net assets were comprised of:
Paid-in capital	$6,036,986
Retained earnings	219,655

Net assets, December 31, 2014	$6,256,641

Net asset value and redemption price per share, $6,256,641 / 598,504 outstanding shares of beneficial interest	$10.45

STATEMENT OF OPERATIONS

For the Period April 28, 2014* through December 31, 2014

INCOME
Unaffiliated dividend income (net of $7,376 foreign withholding tax)	$92,327
Affiliated dividend income	236

92,563

EXPENSES
Advisory fees	37,971
Distribution fee	3,835
Custodian and accounting fees	38,000
Audit fee	27,000
Legal fees and expenses	12,000
Trustees’ fees	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	6,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	8,152

Total expenses	145,958
Less: advisory fee waivers and/or expense reimbursement	(97,633)

Net expenses	48,325

NET INVESTMENT INCOME	44,238

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(35,463)
Foreign currency transactions	(2,048)

(37,511)

Net change in unrealized appreciation (depreciation) on:
Investments	213,184
Foreign currencies	(256)

212,928

NET GAIN ON INVESTMENTS	175,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$219,655

STATEMENT OF CHANGES IN NET ASSETS

April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$44,238
Net realized loss on investment and foreign currency transactions	(37,511)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	212,928

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	219,655

FUND SHARE TRANSACTIONS:
Fund share sold [600,076 shares]	6,053,367
Fund share repurchased [1,572 shares]	(16,381)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	6,036,986

TOTAL INCREASE IN NET ASSETS	6,256,641
NET ASSETS:
Beginning of period	—

End of period	$6,256,641

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST MANAGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS —99.8%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
AST ClearBridge Dividend Growth Portfolio*	10,861	$145,971
AST Global Real Estate Portfolio*	5,217	58,488
AST Goldman Sachs Mid-Cap Growth Portfolio*	26,084	201,887
AST International Growth Portfolio*	38,290	510,794
AST International Value Portfolio*	29,140	498,878
AST Jennison Global Infrastructure Portfolio*	2,662	27,821
AST Large-Cap Value Portfolio*	12,474	281,795
AST MFS Global Equity Portfolio*	9,400	147,577
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	6,711	184,544
AST Parametric Emerging Markets Equity Portfolio*	34,621	296,011
AST QMA US Equity Alpha Portfolio*	11,095	234,219
AST Small-Cap Growth Portfolio*	600	19,073
AST Small-Cap Value Portfolio*	864	18,649
AST T. Rowe Price Large-Cap Growth Portfolio*	12,524	279,667

TOTAL LONG-TERM INVESTMENTS (cost $2,892,927)(w)		2,905,374

SHORT-TERM INVESTMENT — 1.7%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $48,739)(w) (Note 4)	48,739$	48,739

TOTAL INVESTMENTS — 101.5% (cost $2,941,666)		2,954,113
LIabilities in excess of other assets — (1.5)%		(43,440)

NET ASSETS — 100.0%		$2,910,673

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$2,954,113	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Investment Type
Large/Mid-Cap Value	24.1%
International Growth	23.6
International Value	17.1
Large/Mid-Cap Growth	16.5
Emerging Markets	10.2
Large/Mid-Cap Blend	5.0
Real Estate Sector	2.0

Investment Type
Affiliated Money Market Mutual Fund	1.7
Small-Cap Growth	0.7
Small-Cap Value	0.6

101.5
Liabilities in excess of other assets	(1.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST MANAGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Affiliated investments (cost $2,941,666)	$2,954,113
Receivable for fund share sold	8,150
Dividends receivable	6
Prepaid expenses	470

Total Assets	2,962,739

LIABILITIES:
Accrued expenses and other liabilities	33,587
Due to manager	10,131
Payable for investments purchased	7,983
Affiliated transfer agent fee payable	361
Payable for fund share repurchased	4

Total Liabilities	52,066

NET ASSETS	$2,910,673

Net assets were comprised of:
Paid-in capital	$2,896,239
Retained earnings	14,434

Net assets, December 31, 2014	$2,910,673

Net asset value and redemption price per share, $2,910,673 / 281,877 outstanding shares of beneficial interest	$10.33

STATEMENT OF OPERATIONS

For the Period April 28, 2014* through December 31, 2014

INCOME
Affiliated dividend income	$29

EXPENSES
Advisory fees	1,200
Custodian and accounting fees	25,000
Audit fee	24,000
Legal fees and expenses	11,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	5,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	6,864

Total expenses	86,064
Less: advisory fee waivers and/or expense reimbursement	(84,954)

Net expenses	1,110

NET INVESTMENT LOSS	(1,081)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions (including affiliated $3,068)	3,068
Net change in unrealized appreciation (depreciation) on investments (including affiliated $12,447)	12,447

NET GAIN ON INVESTMENTS	15,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,434

STATEMENT OF CHANGES IN NET ASSETS

April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(1,081)
Net realized gain on investment transactions	3,068
Net change in unrealized appreciation (depreciation) on investments	12,447

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,434

FUND SHARE TRANSACTIONS:
Fund share sold [292,549 shares]	3,006,361
Fund share repurchased [10,672 shares]	(110,122)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS.	2,896,239

TOTAL INCREASE IN NET ASSETS	2,910,673
NET ASSETS:
Beginning of period	—

End of period	$2,910,673

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST MANAGED FIXED-INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.5%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
AST Goldman Sachs Strategic Income Portfolio*	69,006	$674,186
AST High Yield Portfolio*	58,460	492,232
AST Lord Abbett Core Fixed Income Portfolio*	86,250	1,033,272
AST PIMCO Limited Maturity Bond Portfolio*	19,543	202,079
AST Prudential Core Bond Portfolio*	214,942	2,407,349
AST Templeton Global Bond Portfolio*	41,189	446,079
AST Western Asset Emerging Markets Debt Portfolio*	36,079	351,047

TOTAL LONG-TERM INVESTMENTS (cost $5,618,463)(w)		5,606,244

SHORT-TERM INVESTMENT — 1.2%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $68,038)(w) (Note 4)	68,038	$68,038

TOTAL INVESTMENTS — 100.7% (cost $5,686,501)		5,674,282
Liabilities in excess of other assets — (0.7)%		(38,000)

NET ASSETS — 100.0%		$5,636,282

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$5,674,282	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Investment Type
Core Bonds	76.6%
High Yield Bonds	8.8
Global Bonds	7.9
Emerging Markets Bonds	6.2
Affiliated Money Market Mutual Fund	1.2

100.7
Liabilities in excess of other assets	(0.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST MANAGED FIXED-INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Affiliated investments (cost $5,686,501)	$5,674,282
Receivable for fund share sold	148,685
Due from advisor	2,271
Dividends receivable	8
Prepaid expenses	469

Total Assets	5,825,715

LIABILITIES:
Payable for investments purchased	144,960
Accrued expenses and other liabilities	44,089
Affiliated transfer agent fee payable	361
Payable for fund share repurchased	23

Total Liabilities	189,433

NET ASSETS	$5,636,282

Net assets were comprised of:
Paid-in capital	$5,665,761
Retained earnings	(29,479)

Net assets, December 31, 2014	$5,636,282

Net asset value and redemption price per share, $5,636,282 / 559,681 outstanding shares of beneficial interest	$10.07

STATEMENT OF OPERATIONS

For the Period April 28, 2014* through December 31, 2014

INCOME
Affiliated dividend income	$35

EXPENSES
Advisory fees	2,539
Custodian and accounting fees	27,000
Audit fee	23,000
Legal fees and expenses	12,000
Trustees’ fees	8,000
Shareholders’ reports	6,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	6,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	9,198

Total expenses	94,737
Less: advisory fee waivers and/or expense reimbursement	(87,322)

Net expenses	7,415

NET INVESTMENT LOSS	(7,380)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions (including affiliated $(9,880))	(9,880)
Net change in unrealized appreciation (depreciation) on investments (including affiliated $(12,219))	(12,219)

NET LOSS ON INVESTMENTS	(22,099)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,479)

STATEMENT OF CHANGES IN NET ASSETS

April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(7,380)
Net realized loss on investment transactions	(9,880)
Net change in unrealized appreciation (depreciation) on investments	(12,219)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(29,479)

FUND SHARE TRANSACTIONS:
Fund share sold [599,117 shares]	6,065,014
Fund share repurchased [39,436 shares]	(399,253)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	5,665,761

TOTAL INCREASE IN NET ASSETS	5,636,282
NET ASSETS:
Beginning of period	—

End of period	$5,636,282

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 89.7%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS — 71.4%
AST Global Real Estate Portfolio*	38,610	$432,819
AST High Yield Portfolio*	50,177	422,491
AST Prudential Core Bond Portfolio*	20,876	233,812
AST QMA Emerging Markets Equity Portfolio*	73,059	694,065
AST QMA US Equity Alpha Portfolio*	237,118	5,005,552

TOTAL AFFILIATED MUTUAL FUNDS (cost $6,471,506)(w)		6,788,739

EXCHANGE TRADED FUNDS — 18.3%
Financial Select Sector SPDR Fund	2,000	49,460
SPDR S&P 500 ETF Trust	7,417	1,524,194
Technology Select Sector SPDR Fund	4,100	169,535

TOTAL EXCHANGE TRADED FUNDS (cost $1,755,272)		1,743,189

TOTAL LONG-TERM INVESTMENTS (cost $8,226,778)		8,531,928

SHORT-TERM INVESTMENTS — 12.9%
AFFILIATED MONEY MARKET MUTUAL FUND — 11.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,127,688)(w) (Note 4)	1,127,688	1,127,688

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(k)(n) — 1.0%
U.S. Treasury Bills (cost $99,990)
0.045%	03/19/15	100	$99,996

TOTAL SHORT-TERM INVESTMENTS (cost $1,227,678)			1,227,684

TOTAL INVESTMENTS — 102.6% (cost $9,454,456)			9,759,612
Liabilities in excess of other assets(x) — (2.6)%			(251,647)

NET ASSETS — 100.0%			$9,507,965

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Long Positions:
5	Mini MSCI Emerging Markets Index	Mar. 2015	$226,825	$239,425	$12,600
6	S&P 500 E-Mini	Mar. 2015	595,035	615,720	20,685

					$33,285

(1)	U.S. Treasury Securities with a market value of $99,996 have been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts as of December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$7,916,427	$—	$—
Exchange Traded Funds	1,743,189	—	—
U.S. Treasury Obligation	—	99,996	—
Other Financial Instruments*
Financial Futures Contracts	33,285	—	—

Total	$9,692,901	$99,996	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

Affiliated Mutual Funds	71.4%
Exchange Traded Funds	18.3
Affiliated Money Market Mutual Fund	11.9

U.S. Treasury Obligation	1.0%

102.6
Liabilities in excess of other assets	(2.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$33,285	*	Due from/to broker — variation margin futures	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$50,325

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$33,285

For the period ended December 31, 2014, the Portfolio’s average value at trade date for futures long positions was $651,542.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Affiliated investments (cost $7,599,194)	$7,916,427
Unaffiliated investments (cost $1,855,262)	1,843,185
Due from advisor	16,360
Receivable for fund share sold	12,986
Dividends and interest receivable	5,207
Prepaid expenses	469

Total Assets	9,794,634

LIABILITIES:
Payable for investments purchased	208,162
Accrued expenses and other liabilities	70,920
Due to broker-variation margin futures	7,015
Affiliated transfer agent fee payable	361
Distribution fee payable	192
Payable for fund share repurchased	19

Total Liabilities	286,669

NET ASSETS	$9,507,965

Net assets were comprised of:
Paid-in capital	$9,129,051
Retained earnings	378,914

Net assets, December 31, 2014	$9,507,965

Net asset value and redemption price per share, $9,507,965 / 897,708 outstanding shares of beneficial interest	$10.59

STATEMENT OF OPERATIONS

For the Period April 28, 2014* through December 31, 2014

INCOME
Unaffiliated dividend income	$17,929
Affiliated dividend income	1,541
Interest income	10

19,480

EXPENSES
Advisory fees	55,415
Distribution fee	4,861
Custodian and accounting fees	56,000
Audit fee	38,000
Legal fees and expenses	11,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	6,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	4,044

Total expenses	188,320
Less: advisory fee waivers and/or expense reimbursement	(160,588)
Less: distribution fee waiver	(3,338)

Net expenses	24,394

NET INVESTMENT LOSS	(4,914)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated $1,506)	(4,938)
Futures transactions	50,325

45,387

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $317,233)	305,156
Futures	33,285

338,441

NET GAIN ON INVESTMENTS	383,828

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$378,914

STATEMENT OF CHANGES IN NET ASSETS

April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(4,914)
Net realized gain on investment transactions	45,387
Net change in unrealized appreciation (depreciation) on investments	338,441

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	378,914

FUND SHARE TRANSACTIONS:
Fund share sold [1,140,913 shares]	11,689,209
Fund share repurchased [243,205 shares]	(2,560,158)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	9,129,051

TOTAL INCREASE IN NET ASSETS	9,507,965
NET ASSETS:
Beginning of period	—

End of period	$9,507,965

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS — 74.1%	Shares	Value (Note 2)
Aerospace & Defense — 2.0%
Airbus Group NV (France)	421	$20,813
Astrotech Corp.*	1,222	3,018
B/E Aerospace, Inc.*	22	1,276
Boeing Co. (The)	587	76,298
Honeywell International, Inc.	405	40,468
KLX, Inc.*	33	1,361
Precision Castparts Corp.	121	29,146
Rockwell Collins, Inc.	70	5,914
Rolls-Royce Holdings PLC (United Kingdom)*	1,237	16,618
Textron, Inc.	223	9,391
United Technologies Corp.	638	73,370
Zodiac Aerospace (France)	116	3,905

		281,578

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	91	6,815
FedEx Corp.	126	21,881
Hyundai Glovis Co. Ltd. (South Korea)*	11	2,911
Toll Holdings Ltd. (Australia)	670	3,192
United Parcel Service, Inc. (Class B Stock)	160	17,787

		52,586

Airlines — 1.3%
Air Arabia PJSC (United Arab Emirates)	7,802	3,141
American Airlines Group, Inc.	2,344	125,709
Delta Air Lines, Inc.	227	11,166
easyJet PLC (United Kingdom)	253	6,547
Flybe Group PLC (United Kingdom)*	1,722	2,979
Ryanair Holdings PLC (Ireland), ADR*	146	10,405
United Continental Holdings, Inc.*	331	22,141

		182,088

Auto Components — 0.7%
Aisin Seiki Co. Ltd. (Japan)	300	10,779
Delphi Automotive PLC (United Kingdom)	26	1,891
Denso Corp. (Japan)	200	9,322
Faurecia (France)	90	3,341
GKN PLC (United Kingdom)	1,548	8,240
Hyundai Mobis Co. Ltd. (South Korea)*	42	8,986
Johnson Controls, Inc.	304	14,695
Koito Manufacturing Co. Ltd. (Japan)	500	15,296
Leoni AG (Germany)	134	7,915
Minth Group Ltd. (China)	2,000	4,127
Musashi Seimitsu Industry Co. Ltd. (Japan)	200	3,783
NHK Spring Co. Ltd. (Japan)	300	2,610
Press Kogyo Co. Ltd. (Japan)	1,000	3,540
TRW Automotive Holdings Corp.*	29	2,983
Unipres Corp. (Japan)	100	1,638
Weifu High-Technology Group Co. Ltd. (China) (Class B Stock)	400	1,367

		100,513

Automobiles — 0.5%
Astra International Tbk PT (Indonesia)	9,100	5,427
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	2,000	2,798
Harley-Davidson, Inc.	7	461
Honda Motor Co. Ltd. (Japan)	300	8,801

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Hyundai Motor Co. (South Korea)	54	$8,249
Mitsubishi Motors Corp. (Japan)	900	8,222
Nissan Motor Co. Ltd. (Japan)	900	7,850
Tata Motors Ltd. (India), ADR	220	9,302
Tesla Motors, Inc.*	56	12,455

		63,565

Banks — 4.7%
Ashikaga Holdings Co. Ltd. (Japan)	100	403
Axis Bank Ltd. (India), GDR, RegS	363	14,157
Banco Bilbao Vizcaya Argentaria SA (Spain)	1,992	18,813
Banco Santander Chile (Chile), ADR	61	1,203
Bangkok Bank PCL (Thailand), NVDR	600	3,524
Bank Central Asia Tbk PT (Indonesia)	8,000	8,486
Bank Mandiri Persero Tbk PT (Indonesia)	5,500	4,783
Bank Muscat SAOG (Oman), GDR, RegS	78	507
Bank of America Corp.	2,648	47,373
Bank of China Ltd. (China) (Class H Stock)	8,000	4,490
Bank of the Ryukyus Ltd. (Japan)	200	2,819
Barclays PLC (United Kingdom)	5,656	21,263
Barclays PLC (United Kingdom), ADR	1,240	18,612
BDO Unibank, Inc. (Philippines)	980	2,397
BNP Paribas SA (France)	171	10,095
Boston Private Financial Holdings, Inc.	317	4,270
CIT Group, Inc.	66	3,157
Citigroup, Inc.	1,030	55,733
Danske Bank A/S (Denmark)	444	12,004
DnB ASA (Norway)	743	10,960
East West Bancorp, Inc.	126	4,877
Erste Group Bank AG (Austria)	262	6,094
First Gulf Bank PJSC (United Arab Emirates)	322	1,479
First Niagara Financial Group, Inc.	506	4,266
First Republic Bank	96	5,004
Grupo Aval Acciones y Valores SA (Colombia), ADR	170	1,766
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock), ADR	470	4,869
Hana Financial Group, Inc. (South Korea)	314	9,094
HDFC Bank Ltd. (India), ADR	372	18,879
ICICI Bank Ltd. (India), ADR	915	10,568
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	10,000	7,302
JPMorgan Chase & Co.	1,296	81,104
Kasikornbank PCL (Thailand), NVDR	1,000	6,916
Lloyds Banking Group PLC (United Kingdom)*	15,964	18,778
National Bank of Canada (Canada)	135	5,745
Piraeus Bank SA (Greece)*	3,592	3,909
PNC Financial Services Group, Inc. (The)	361	32,934
Preferred Bank	146	4,072
Royal Bank of Scotland Group PLC (United Kingdom)*	2,933	17,845
Sberbank of Russia (Russia), ADR	2,041	8,266
Shinhan Financial Group Co. Ltd. (South Korea)*	80	3,216
Signature Bank*	40	5,038
Standard Chartered PLC (United Kingdom)	774	11,576
Svenska Handelsbanken AB (Sweden) (Class A Stock)	477	22,318

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
TCF Financial Corp.	281	$4,465
Toronto-Dominion Bank (The) (Canada)	73	3,488
Turkiye Garanti Bankasi A/S (Turkey)	2,229	8,954
Turkiye Halk Bankasi A/S (Turkey)	323	1,913
U.S. Bancorp	507	22,790
UniCredit SpA (Italy)	1,441	9,230
Valley National Bancorp	451	4,379
Wells Fargo & Co.	1,170	64,139

		660,322

Beverages — 0.8%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)*	122	1,185
Anheuser-Busch InBev NV (Belgium)	94	10,579
Baron de Ley (Spain)*	15	1,361
Boston Beer Co., Inc. (The) (Class A Stock)*	3	869
Coca-Cola Co. (The)	117	4,940
Coca-Cola Enterprises, Inc.	106	4,687
Constellation Brands, Inc. (Class A Stock)*	18	1,767
Dr. Pepper Snapple Group, Inc.	176	12,616
Monster Beverage Corp.*	7	758
PepsiCo, Inc.	458	43,308
Pernod Ricard SA (France)	112	12,447
SABMiller PLC (United Kingdom) (XJSE)	212	11,040
SABMiller PLC (United Kingdom) (XLON)	127	6,621

		112,178

Biotechnology — 2.0%
Abcam PLC (United Kingdom)	499	3,622
ACADIA Pharmaceuticals, Inc.*	49	1,556
Acceleron Pharma, Inc.*	26	1,013
Alexion Pharmaceuticals, Inc.*	206	38,116
Alkermes PLC*	67	3,924
Alnylam Pharmaceuticals, Inc.*	21	2,037
Amgen, Inc.	82	13,062
Biogen Idec, Inc.*	150	50,917
BioMarin Pharmaceutical, Inc.*	60	5,424
Bluebird Bio, Inc.*	7	642
Celgene Corp.*	300	33,558
Cepheid, Inc.*	58	3,140
CSL Ltd. (Australia)	91	6,392
Cubist Pharmaceuticals, Inc.*	50	5,033
Gilead Sciences, Inc.*	612	57,687
Grifols SA (Spain)	89	3,551
Incyte Corp.*	66	4,825
Intercept Pharmaceuticals, Inc.*	2	312
Isis Pharmaceuticals, Inc.*	86	5,310
Pharmacyclics, Inc.*	69	8,436
Regeneron Pharmaceuticals, Inc.*	43	17,641
Seattle Genetics, Inc.*	115	3,695
Vertex Pharmaceuticals, Inc.*	111	13,187

		283,080

Building Products — 0.2%
Assa Abloy AB (Sweden) (Class B Stock)	176	9,296
Fortune Brands Home & Security, Inc.	111	5,025
Lindab International AB (Sweden)*	76	635
Nibe Industrier AB (Sweden) (Class B Stock)	61	1,558

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products (continued)
Polypipe Group PLC (United Kingdom)	496	$1,898
Sanitec Corp. (Finland)*	169	2,077
Sankyo Tateyama, Inc. (Japan)	100	1,830
Sanwa Holdings Corp. (Japan)	300	2,091
Volution Group PLC (United Kingdom)*	884	1,932

		26,342

Capital Markets — 2.8%
3i Group PLC (United Kingdom)	529	3,689
Ameriprise Financial, Inc.	208	27,508
Avanza Bank Holding AB (Sweden)	78	2,569
Banca Generali SpA (Italy)	113	3,143
Bank of New York Mellon Corp. (The)	514	20,853
BlackRock, Inc.	18	6,436
BT Investment Management Ltd. (Australia)	616	3,360
Credit Suisse Group AG (Switzerland)*	1,120	28,136
Evercore Partners, Inc. (Class A Stock)	15	786
GAM Holding AG (Switzerland)*	342	6,148
Intermediate Capital Group PLC (United Kingdom)	361	2,579
Invesco Ltd.	506	19,997
Investec PLC (South Africa)	1,950	16,338
IP Group PLC (United Kingdom)*	559	1,767
Julius Baer Group Ltd. (Switzerland)*	167	7,625
Jupiter Fund Management PLC (United Kingdom)	753	4,252
LPL Financial Holdings, Inc.	117	5,212
Macquarie Group Ltd. (Australia)	10	472
Morgan Stanley	2,050	79,540
Northern Trust Corp.	178	11,997
Partners Group Holding AG (Switzerland)	13	3,782
Rathbone Brothers PLC (United Kingdom)	47	1,499
Raymond James Financial, Inc.	84	4,812
SEI Investments Co.	115	4,605
State Street Corp.	906	71,121
TD Ameritrade Holding Corp.	1,169	41,827
Vostok Nafta Investment Ltd. (Sweden) (Class B Stock), SDR*	115	555
Waddell & Reed Financial, Inc. (Class A Stock)	283	14,099

		394,707

Chemicals — 2.4%
Air Liquide SA (France)	45	5,568
Air Products & Chemicals, Inc.	13	1,875
Airgas, Inc.	145	16,701
Ashland, Inc.	224	26,826
Calgon Carbon Corp.*	183	3,803
Celanese Corp. (Class A Stock)	563	33,757
CF Industries Holdings, Inc.	7	1,908
E.I. du Pont de Nemours & Co.	25	1,849
Ecolab, Inc.	300	31,356
Flotek Industries, Inc.*	50	937
Fufeng Group Ltd. (China)(g)	5,000	2,155
IMCD Group NV (Netherlands)*	79	2,696
Incitec Pivot Ltd. (Australia)	3,043	7,871
International Flavors & Fragrances, Inc.	14	1,419
Johnson Matthey PLC (United Kingdom)	77	4,051
Koninklijke DSM NV (Netherlands)	134	8,173

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	140	$11,115
Minerals Technologies, Inc.	20	1,389
Monsanto Co.	31	3,704
Mosaic Co. (The)	83	3,789
Nihon Parkerizing Co. Ltd. (Japan)	100	2,282
Nissan Chemical Industries Ltd. (Japan)	100	1,814
Potash Corp. of Saskatchewan, Inc. (Canada)	170	6,004
PPG Industries, Inc.	19	4,392
Praxair, Inc.	222	28,762
RPM International, Inc.	449	22,769
Sherwin-Williams Co. (The)	234	61,551
Sigma-Aldrich Corp.	89	12,217
Syngenta AG (Switzerland)	19	6,111
Victrex PLC (United Kingdom)	256	8,261
WR Grace & Co.*	45	4,293

		329,398

Commercial Services & Supplies — 0.5%
ARC Document Solutions, Inc.*	420	4,292
Brambles Ltd. (Australia)	995	8,571
Downer EDI Ltd. (Australia)	2,205	8,426
Edenred (France)	209	5,780
Healthcare Services Group, Inc.	141	4,361
KAR Auction Services, Inc.	101	3,500
PayPoint PLC (United Kingdom)	287	3,986
Serco Group PLC (United Kingdom)	830	2,079
Tyco International PLC	576	25,263

		66,258

Communications Equipment — 0.6%
Brocade Communications Systems, Inc.	255	3,019
Cisco Systems, Inc.	1,384	38,496
JDS Uniphase Corp.*	199	2,730
Motorola Solutions, Inc.	81	5,433
Palo Alto Networks, Inc.*	31	3,800
QUALCOMM, Inc.	341	25,347
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	243	2,942
VTech Holdings Ltd. (Hong Kong)	200	2,868

		84,635

Construction & Engineering — 0.1%
Carbures Europe SA (Spain)*	103	332
Chicago Bridge & Iron Co. NV	71	2,981
Jacobs Engineering Group, Inc.*	44	1,966
Larsen & Toubro Ltd. (India), GDR, RegS	146	3,402
Leighton Holdings Ltd. (Australia)	446	8,121
Quanta Services, Inc.*	79	2,243

		19,045

Construction Materials — 0.5%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	500	1,851
China National Building Material Co. Ltd. (China) (Class H Stock)	4,000	3,859
Eagle Materials, Inc.	37	2,813
Fletcher Building Ltd. (New Zealand)	1,053	6,784
Holcim Ltd. (Switzerland)*	310	22,160
James Hardie Industries PLC (Ireland)	533	5,690

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials (continued)
Martin Marietta Materials, Inc.	73	$8,053
Siam Cement PCL (The) (Thailand), NVDR	200	2,715
Taiwan Cement Corp. (Taiwan)	1,000	1,367
Vulcan Materials Co.	209	13,738

		69,030

Consumer Finance — 0.4%
American Express Co.	337	31,354
Credit Saison Co. Ltd. (Japan)	600	11,158
Credito Real SAB de CV (Mexico)	602	1,290
Discover Financial Services	287	18,796

		62,598

Containers & Packaging — 0.2%
Amcor Ltd. (Australia)	847	9,319
Ball Corp.	33	2,250
Berry Plastics Group, Inc.*	87	2,745
CPMC Holdings Ltd. (China)(g)	2,000	1,088
FP Corp. (Japan)	100	3,205
MeadWestvaco Corp.	34	1,509
Packaging Corp. of America	67	5,229
Rock-Tenn Co. (Class A Stock)	84	5,122
Vidrala SA (Spain)	55	2,529

		32,996

Distributors — 0.1%
D’ieteren SA/NV (Belgium)	64	2,269
LKQ Corp.*	166	4,668

		6,937

Diversified Financial Services — 0.3%
BM&FBovespa SA (Brazil)	140	519
Bursa Malaysia Bhd (Malaysia)(g)	700	1,616
GT Capital Holdings, Inc. (Philippines)	180	4,123
Intercontinental Exchange, Inc.	120	26,315
McGraw Hill Financial, Inc.	90	8,008

		40,581

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	229	7,692
China Unicom Hong Kong Ltd. (China)	2,000	2,680
Iliad SA (France)	30	7,213
Jazztel PLC (Spain)*	282	4,262
Level 3 Communications, Inc.*	55	2,716
Nippon Telegraph & Telephone Corp. (Japan)	500	25,541
TDC A/S (Denmark)	1,010	7,703
Telecom Italia SpA (Italy)	11,404	9,534
Telefonica Deutschland Holding AG (Germany)*	1,752	9,285
Telefonica SA (Spain)	940	13,496
Xl Axiata Tbk PT (Indonesia)	5,100	2,000

		92,122

Electric Utilities — 1.0%
American Electric Power Co., Inc.	422	25,624
EDP — Energias do Brasil SA (Brazil)	2,100	7,086
Entergy Corp.	302	26,419
Exelon Corp.	756	28,032
FirstEnergy Corp.	937	36,534
PNM Resources, Inc.	46	1,363

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
SSE PLC (United Kingdom)	511	$12,911

		137,969

Electrical Equipment — 0.3%
Acuity Brands, Inc.	27	3,782
AZZ, Inc.	25	1,173
Eaton Corp. PLC	73	4,961
Generac Holdings, Inc.*	13	608
Hubbell, Inc. (Class B Stock)	41	4,380
Kendrion NV (Netherlands)	81	2,113
LS Industrial Systems Co. Ltd. (South Korea)*(g)	26	1,412
Mersen (France)	128	3,112
Nexans SA (France)*	113	3,458
Prysmian SpA (Italy)	338	6,160
Schneider Electric SE (France)	142	10,342
Sensata Technologies Holding NV*	69	3,616
Ushio, Inc. (Japan)	200	2,083

		47,200

Electronic Equipment, Instruments & Components — 0.4%
Cognex Corp.*	91	3,761
Delta Electronics, Inc. (Taiwan)	1,000	5,909
Domino Printing Sciences PLC (United Kingdom)	281	2,891
FEI Co.	36	3,253
Hexagon AB (Sweden) (Class B Stock)	317	9,779
Ingram Micro, Inc. (Class A Stock)*	136	3,759
Keysight Technologies, Inc.*	486	16,412
LRAD Corp.*	884	2,387
Oxford Instruments PLC (United Kingdom)	180	3,545
Pure Technologies Ltd. (Canada)	80	509
Sunny Optical Technology Group Co. Ltd. (China)	2,000	3,434
Trimble Navigation Ltd.*	133	3,530
Zebra Technologies Corp. (Class A Stock)*	42	3,251

		62,420

Energy Equipment & Services — 0.4%
Amec Foster Wheeler PLC (United Kingdom)	655	8,650
Baker Hughes, Inc.	20	1,121
Bristow Group, Inc.	15	987
Cameron International Corp.*	34	1,698
Core Laboratories NV	23	2,768
Exterran Holdings, Inc.	56	1,824
Halliburton Co.	75	2,950
Helix Energy Solutions Group, Inc.*	48	1,042
Oceaneering International, Inc.	70	4,117
Schlumberger Ltd.	225	19,217
Superior Energy Services, Inc.	134	2,700
Tenaris SA (Luxembourg), ADR	129	3,897
Tesco Corp.	50	641

		51,612

Food & Staples Retailing — 1.5%
Ain Pharmaciez, Inc. (Japan)	100	2,867
BIM Birlesik Magazalar A/S (Turkey)	282	6,031
Convenience Retail Asia Ltd. (Hong Kong)	4,000	2,584
Costco Wholesale Corp.	131	18,569
CP ALL PCL (Thailand)	3,600	4,650

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
CVS Health Corp.	263	$25,330
Delhaize Group SA (Belgium)	201	14,638
FamilyMart Co. Ltd. (Japan)	200	7,533
GS Retail Co. Ltd. (South Korea)*	83	1,930
Hero Supermarket Tbk PT (Indonesia)*(g)	1,400	271
Jeronimo Martins SGPS SA (Portugal)	97	972
Koninklijke Ahold NV (Netherlands)	333	5,918
Magnit PJSC (Russia), GDR, RegS	325	14,755
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	200	5,735
PriceSmart, Inc.	22	2,007
Raia Drogasil SA (Brazil)	305	2,909
Rite Aid Corp.*	1,983	14,912
Shoprite Holdings Ltd. (South Africa)	685	9,914
Sprouts Farmers Market, Inc.*	77	2,616
Sysco Corp.	611	24,251
Walgreens Boots Alliance, Inc.	289	22,022
Wal-Mart de Mexico SAB de CV (Mexico) (Class V Stock)	5,500	11,825
Wal-Mart Stores, Inc.	65	5,582
Whole Foods Market, Inc.	50	2,521

		210,342

Food Products — 1.4%
Binggrae Co. Ltd. (South Korea)*(g)	43	2,948
BRF SA (Brazil)	85	2,029
Bunge Ltd.	310	28,182
China Huiyuan Juice Group Ltd. (China)*	1,500	559
China Mengniu Dairy Co. Ltd. (China)	1,000	4,118
CJ CheilJedang Corp. (South Korea)*	7	1,951
ConAgra Foods, Inc.	453	16,435
Flowers Foods, Inc.	210	4,030
General Mills, Inc.	229	12,213
Grupo Lala SAB de CV (Mexico)*	700	1,349
Ingredion, Inc.	303	25,707
J.M. Smucker Co. (The)	32	3,231
Kellogg Co.	115	7,526
Keurig Green Mountain, Inc.	4	530
Mayora Indah Tbk PT (Indonesia)(g)	1,000	1,687
McCormick & Co., Inc.	83	6,167
Mondelez International, Inc. (Class A Stock)	340	12,351
Nestle SA (Switzerland)	476	34,701
Post Holdings, Inc.*	19	796
Uni-President Enterprises Corp. (Taiwan)	6,180	9,773
Universal Robina Corp. (Philippines)	1,130	4,927
Want Want China Holdings Ltd. (China)	6,000	7,886

		189,096

Gas Utilities — 0.2%
Enagas SA (Spain)	230	7,254
Gas Natural SDG SA (Spain)	423	10,626
Infraestructura Energetica Nova SAB de CV (Mexico)	300	1,501
National Fuel Gas Co.	63	4,380
Towngas China Co. Ltd. (Hong Kong)	2,000	2,022
WGL Holdings, Inc.	81	4,424

		30,207

Health Care Equipment & Supplies — 1.6%
Align Technology, Inc.*	106	5,926
Ambu A/S (Denmark) (Class B Stock)	164	3,960

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Becton, Dickinson and Co.	222	$30,894
BioMerieux (France)	16	1,660
Cochlear Ltd. (Australia)	37	2,334
Cooper Cos., Inc. (The)	7	1,135
Covidien PLC	388	39,685
DENTSPLY International, Inc.	382	20,349
Elekta AB (Sweden) (Class B Stock)	159	1,626
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	789	3,847
GN Store Nord A/S (Denmark)	434	9,482
IDEXX Laboratories, Inc.*	22	3,262
Intuitive Surgical, Inc.*	34	17,984
Medtronic, Inc.	328	23,682
Nakanishi, Inc. (Japan)	100	4,245
Nikkiso Co. Ltd. (Japan)	200	1,850
Olympus Corp. (Japan)*	300	10,509
ResMed, Inc.	68	3,812
Sirona Dental Systems, Inc.*	49	4,281
Sonova Holding AG (Switzerland)	52	7,639
Stryker Corp.	219	20,658
West Pharmaceutical Services, Inc.	69	3,674
Wright Medical Group, Inc.*	125	3,359

		225,853

Health Care Providers & Services — 2.5%
Aetna, Inc.	161	14,302
AmerisourceBergen Corp.	192	17,311
Anthem, Inc.	195	24,506
Cardinal Health, Inc.	104	8,396
CIGNA Corp.	354	36,430
DaVita HealthCare Partners, Inc.*	98	7,423
Espirito Santo Saude SGPS SA (Portugal)*	438	2,015
Fagron (Belgium)	70	2,925
Fresenius Medical Care AG & Co. KGaA (Germany)	4	299
Fresenius SE & Co. KGaA (Germany)	160	8,319
HCA Holdings, Inc.*	523	38,383
Henry Schein, Inc.*	4	545
McKesson Corp.	425	88,221
Message Co. Ltd. (Japan)	100	2,747
Molina Healthcare, Inc.*	33	1,766
Primary Health Care Ltd. (Australia)	2,170	8,303
UnitedHealth Group, Inc.	776	78,446
WellCare Health Plans, Inc.*	27	2,216

		342,553

Health Care Technology
Medidata Solutions, Inc.*	10	477

Hotels, Restaurants & Leisure — 2.0%
500.com Ltd. (China) (Class A Stock), ADR*	50	867
Ajisen China Holdings Ltd. (Hong Kong)(g)	5,000	3,799
Bloomin’ Brands, Inc.*	139	3,442
Carnival Corp.	1,074	48,684
Chipotle Mexican Grill, Inc.*	40	27,380
Compass Group PLC (United Kingdom)	517	8,837
Denny’s Corp.*	378	3,897
Hilton Worldwide Holdings, Inc.*	434	11,323
Hongkong & Shanghai Hotels (The) (Hong Kong)	1,000	1,481
Ladbrokes PLC (United Kingdom)	672	1,150

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Las Vegas Sands Corp.	309	$17,971
Marriott International, Inc. (Class A Stock)	112	8,739
McDonald’s Corp.	161	15,086
MGM Resorts International*	843	18,023
Norwegian Cruise Line Holdings Ltd.*	43	2,011
Paddy Power PLC (Ireland)*	29	2,418
Round One Corp. (Japan)	200	1,166
Royal Caribbean Cruises Ltd.	12	989
Skylark Co. Ltd. (Japan)	200	2,019
Starbucks Corp.	381	31,261
Starwood Hotels & Resorts Worldwide, Inc.	65	5,270
William Hill PLC (United Kingdom)	2,142	12,036
Wynn Macau Ltd. (Macau)	5,200	14,507
Wynn Resorts Ltd.	265	39,421
Yum! Brands, Inc.	38	2,768

		284,545

Household Durables — 0.3%
Harman International Industries, Inc.	39	4,162
Jarden Corp.*	101	4,836
Lennar Corp. (Class A Stock)	53	2,375
MDC Holdings, Inc.	116	3,071
Persimmon PLC (United Kingdom)*	297	7,254
Skyline Corp.*	546	2,211
Sony Corp. (Japan)	600	12,246
UCP, Inc. (Class A Stock)*	337	3,539

		39,694

Household Products — 0.3%
Colgate-Palmolive Co.	104	7,196
Energizer Holdings, Inc.	52	6,685
LG Household & Health Care Ltd. (South Korea)*	26	14,737
Procter & Gamble Co. (The)	84	7,652
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	428	9,227

		45,497

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp.	2,045	28,160
Albioma (France)	67	1,332
China Longyuan Power Group Corp. (China) (Class H Stock)	3,000	3,094
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	6,000	1,925
NRG Energy, Inc.	1,132	30,507

		65,018

Industrial Conglomerates — 2.3%
3M Co.	104	17,089
Beijing Enterprises Holdings Ltd. (China)	2,000	15,641
Carlisle Cos., Inc.	17	1,534
Danaher Corp.	1,199	102,766
DCC PLC (Ireland)	55	3,028
General Electric Co.	4,021	101,611
Hutchison Whampoa Ltd. (Hong Kong)	2,000	22,863
Koninklijke Philips NV (Netherlands)	279	8,087
Roper Industries, Inc.	287	44,872
SM Investments Corp. (Philippines)	280	5,059

		322,550

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance — 2.6%
AIA Group Ltd. (Hong Kong)	7,600	$41,918
Allstate Corp. (The)	287	20,162
AON PLC	231	21,906
Aviva PLC (United Kingdom)	2,000	15,027
AXA SA (France)	487	11,222
China Life Insurance Co. Ltd. (Taiwan)	3,200	2,643
Chubb Corp. (The)	186	19,245
CNA Financial Corp.	109	4,219
CNO Financial Group, Inc.	244	4,202
Direct Line Insurance Group PLC (United Kingdom)	3,444	15,579
First American Financial Corp.	149	5,051
FNF Group	141	4,857
Genworth Financial, Inc. (Class A Stock)*	469	3,987
Islamic Arab Insurance Co. (United Arab Emirates)*	2,250	322
Korean Reinsurance Co. (South Korea)*	137	1,341
Marsh & McLennan Cos., Inc.	445	25,472
MetLife, Inc.	880	47,599
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	55	10,953
Old Republic International Corp.	243	3,555
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	1,500	15,188
Protective Life Corp.	38	2,647
QBE Insurance Group Ltd. (Australia)	832	7,555
Sanlam Ltd. (South Africa)	903	5,434
Sony Financial Holdings, Inc. (Japan)	600	8,835
Symetra Financial Corp.	196	4,518
Tokio Marine Holdings, Inc. (Japan)	600	19,487
Willis Group Holdings PLC	56	2,509
XL Group PLC (Ireland)	425	14,607
Zurich Insurance Group AG (Switzerland)*	64	20,000

		360,040

Internet & Catalog Retail — 1.5%
Amazon.com, Inc.*	269	83,484
Ctrip.com International Ltd. (China), ADR*	72	3,276
Netflix, Inc.*	57	19,472
Priceline Group, Inc. (The)*	60	68,413
Qunar Cayman Islands Ltd. (China), ADR*	69	1,962
Start Today Co. Ltd. (Japan)	200	4,156
Takkt AG (Germany)	133	2,176
TripAdvisor, Inc.*	44	3,285
Vipshop Holdings Ltd. (China), ADS*	866	16,922
Yoox SpA (Italy)*	57	1,259

		204,405

Internet Software & Services — 3.0%
58.com, Inc. (China), ADR*	122	5,069
AfreecaTV Co. Ltd. (South Korea)*	106	2,555
Akamai Technologies, Inc.*	98	6,170
Alibaba Group Holding Ltd. (China), ADR*	384	39,913
AOL, Inc.*	26	1,200
Autohome, Inc. (China), ADR*	51	1,854
Baidu, Inc. (China), ADR*	378	86,173
Ebiquity PLC (United Kingdom)*(g)	700	1,271
Equinix, Inc.	18	4,081
Facebook, Inc. (Class A Stock)*	642	50,089
Google, Inc. (Class A Stock)*	86	45,637

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Google, Inc. (Class C Stock)*	106	$55,798
GrubHub, Inc.*	77	2,797
IAC/InterActiveCorp.	19	1,155
Kakaku.com, Inc. (Japan)	100	1,431
LendingClub Corp.*	22	557
LinkedIn Corp. (Class A Stock)*	88	20,214
Mail.Ru Group Ltd. (Russia), GDR, RegS*	80	1,304
MercadoLibre, Inc. (Argentina)	52	6,639
NAVER Corp. (South Korea)*	17	10,887
Opera Software ASA (Norway)	210	2,655
Pandora Media, Inc.*	166	2,960
Tencent Holdings Ltd. (China)	3,000	43,407
Twitter, Inc.*	423	15,173
VeriSign, Inc.*	26	1,482
Yahoo Japan Corp. (Japan)	1,600	5,734
Yahoo!, Inc.*	99	5,000
Yandex NV (Russia) (Class A Stock)*	98	1,760
Zillow, Inc. (Class A Stock)*	15	1,588

		424,553

IT Services — 2.3%
Accenture PLC (Class A Stock)	231	20,631
Amadeus IT Holding SA (Spain) (Class A Stock)	276	10,992
AtoS (France)	143	11,362
Automatic Data Processing, Inc.	258	21,509
Cognizant Technology Solutions Corp. (Class A Stock)*	32	1,685
CSG Systems International, Inc.	126	3,159
Fidelity National Information Services, Inc.	253	15,737
Fiserv, Inc.*	182	12,917
FleetCor Technologies, Inc.*	29	4,313
Gartner, Inc.*	19	1,600
Infosys Ltd. (India), ADR	392	12,332
Jack Henry & Associates, Inc.	59	3,666
Luxoft Holding, Inc.*	43	1,656
MasterCard, Inc. (Class A Stock)	465	40,064
Visa, Inc. (Class A Stock)	373	97,801
Western Union Co. (The)	867	15,528
Wirecard AG (Germany)	247	10,770
Xchanging PLC (United Kingdom)	1,445	3,470
Xerox Corp.	2,321	32,169

		321,361

Leisure Products — 0.1%
Brunswick Corp.	70	3,588
Mattel, Inc.	225	6,963
Polaris Industries, Inc.	29	4,386
Rapala VMC OYJ (Finland)	114	650
Sankyo Co. Ltd. (Japan)	100	3,430
Thule Group AB (The) (Sweden)*	101	1,160

		20,177

Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	929	38,033
Charles River Laboratories International, Inc.*	59	3,755
Eurofins Scientific SE (France)	18	4,595
Illumina, Inc.*	49	9,044
Mettler-Toledo International, Inc.*	15	4,537

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Life Sciences Tools & Services (continued)
Tecan Group AG (Switzerland)	19	$2,158
Thermo Fisher Scientific, Inc.	799	100,107

		162,229

Machinery — 1.2%
Aalberts Industries NV (Netherlands)	86	2,536
Caterpillar, Inc.	31	2,837
Colfax Corp.*	77	3,971
Flowserve Corp.	296	17,710
Fujitec Co. Ltd. (Japan)	200	2,123
GEA Group AG (Germany)	169	7,430
Graco, Inc.	60	4,811
Harsco Corp.	133	2,512
Illinois Tool Works, Inc.	157	14,868
Lincoln Electric Holdings, Inc.	70	4,836
Middleby Corp. (The)*	44	4,360
Nabtesco Corp. (Japan)	300	7,251
NORMA Group SE (Germany)	142	6,778
Obara Group, Inc. (Japan)	100	4,438
Oiles Corp. (Japan)	120	2,040
Oshkosh Corp.	67	3,260
PACCAR, Inc.	8	544
Pall Corp.	249	25,201
Pentair PLC (United Kingdom)	15	996
Pfeiffer Vacuum Technology AG (Germany)	26	2,154
SFS Group AG (Switzerland)*	37	2,920
SPX Corp.	5	430
Stabilus SA (Luxembourg)*	69	2,114
Stanley Black & Decker, Inc.	56	5,380
Sulzer AG (Switzerland)	62	6,632
Vesuvius PLC (United Kingdom)	538	3,721
Volvo AB (Sweden) (Class B Stock)	548	5,909
WABCO Holdings, Inc.*	46	4,820
Wabtec Corp.	173	15,032
Xylem, Inc.	67	2,551

		170,165

Marine
Kirby Corp.*	46	3,714

Media — 2.0%
AH Belo Corp. (Class A Stock)	148	1,536
Aimia, Inc. (Canada)	99	1,245
Altice SA (Luxembourg)*	152	12,003
Astro Malaysia Holdings Bhd (Malaysia)	9,700	8,385
BEC World PCL (Thailand)	1,000	1,550
Charter Communications, Inc. (Class A Stock)*	5	833
Comcast Corp. (Class A Stock)	140	8,121
Comcast Corp. (Special Class A Stock)	347	19,975
CTS Eventim AG & Co KGaA (Germany)	78	2,298
Daiichikosho Co. Ltd. (Japan)	100	2,711
Discovery Communications, Inc. (Class C Stock)*	18	607
DISH Network Corp. (Class A Stock)*	47	3,426
Eutelsat Communications SA (France)	180	5,821
Huntsworth PLC (United Kingdom)	1,458	1,113
Liberty Global PLC (United Kingdom) (Class A Stock)*	245	12,300
Liberty Global PLC (United Kingdom) (Class C Stock)*	345	16,667

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Liberty Media Corp. (Class A Stock)*	75	$2,645
Liberty Media Corp. (Class C Stock)*	93	3,258
Major Cineplex Group PCL (Thailand)	3,900	3,290
Multiplus SA (Brazil)	528	6,356
Naspers Ltd. (South Africa) (Class N Stock)	22	2,846
Omnicom Group, Inc.	251	19,445
Sirius XM Holdings, Inc.*	1,016	3,556
Sky PLC (United Kingdom)	529	7,383
Surya Citra Media Tbk PT (Indonesia)	6,500	1,834
Time Warner Cable, Inc.	86	13,077
Time Warner, Inc.	390	33,314
Twenty-First Century Fox, Inc. (Class A Stock)	15	576
Viacom, Inc. (Class B Stock)	249	18,737
Walt Disney Co. (The)	386	36,357
WPP PLC (United Kingdom)	1,051	21,852

		273,117

Metals & Mining — 2.5%
A.M. Castle & Co.*	79	630
Acerinox SA (Spain)	804	12,130
Alcoa, Inc.	504	7,958
Allegheny Technologies, Inc.	46	1,599
Anglo American PLC (United Kingdom)	315	5,829
AngloGold Ashanti Ltd. (South Africa)*	385	3,362
APERAM (Luxembourg)*	40	1,174
ArcelorMittal (Luxembourg) (NYSE)	66	728
ArcelorMittal (Luxembourg) (SGMX)	388	4,251
BHP Billiton Ltd. (Australia)	1,356	32,059
BHP Billiton PLC (Australia)	474	10,158
Carpenter Technology Corp.	25	1,231
Centamin PLC (United Kingdom)	3,777	3,468
Cia de Minas Buenaventura SA (Peru), ADR	638	6,099
Commercial Metals Co.	90	1,466
Constellium NV (Netherlands) (Class A Stock)*	144	2,366
Daido Steel Co. Ltd. (Japan)	1,000	3,777
Dominion Diamond Corp. (Canada)*	158	2,838
Eldorado Gold Corp. (Canada)	1,180	7,191
First Quantum Minerals Ltd. (Canada)	270	3,837
Franco-Nevada Corp. (Canada)	285	14,034
Freeport-McMoRan, Inc.	249	5,817
Fresnillo PLC (Mexico)	872	10,364
Glencore PLC (Switzerland)*	2,157	9,956
Goldcorp, Inc. (Canada)	438	8,112
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	1,300	3,773
Horsehead Holding Corp.*	25	396
JFE Holdings, Inc. (Japan)	200	4,460
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	1,000	1,707
Korea Zinc Co. Ltd. (South Korea)*	7	2,559
Mitsubishi Materials Corp. (Japan)	1,000	3,317
MMC Norilsk Nickel OJSC (Russia), ADR	944	13,424
Nisshin Steel Co. Ltd. (Japan)	200	1,907
Nucor Corp.	199	9,761
Orocobre Ltd. (Australia)*	370	836
Osisko Gold Royalties Ltd. (Canada)	390	5,499
Outokumpu OYJ (Finland)*	9	52
Petra Diamonds Ltd. (United Kingdom)*	3,430	10,298

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Platinum Group Metals Ltd. (Canada)*	2,800	$1,326
POSCO (South Korea)	21	5,290
Randgold Resources Ltd. (United Kingdom)	161	10,930
Reliance Steel & Aluminum Co.	71	4,350
Rio Tinto Ltd. (United Kingdom)	111	5,204
Rio Tinto PLC (United Kingdom)	696	32,084
Royal Gold, Inc.	70	4,389
RTI International Metals, Inc.*	80	2,021
Ryerson Holding Corp.*	46	457
Silver Wheaton Corp. (Canada) (NYSE)	474	9,636
Silver Wheaton Corp. (Canada) (TSX)	120	2,441
Sims Metal Management Ltd. (Australia)	778	7,641
Southern Copper Corp.	336	9,475
Steel Dynamics, Inc.	490	9,673
Stillwater Mining Co.*	274	4,039
ThyssenKrupp AG (Germany)*	137	3,490
TOHO TITANIUM Co. Ltd. (Japan)*	100	650
UACJ Corp. (Japan)	2,000	5,099
United States Steel Corp.	216	5,776
Usinas Siderurgicas de Minas Gerais SA (Brazil)*	910	4,211
Voestalpine AG (Austria)	58	2,292
Worthington Industries, Inc.	111	3,340

		352,237

Multiline Retail — 0.5%
Burlington Stores, Inc.*	58	2,741
Harvey Norman Holdings Ltd. (Australia)	474	1,294
J.C. Penney Co., Inc.*	1,077	6,979
Kohl’s Corp.	255	15,565
Lojas Renner SA (Brazil)	629	18,095
Marks & Spencer Group PLC (United Kingdom)	1,606	11,891
Matahari Department Store Tbk PT (Indonesia)	1,200	1,446
SACI Falabella (Chile)	282	1,892
Woolworths Holdings Ltd. (South Africa)	952	6,313

		66,216

Multi-Utilities — 0.4%
CenterPoint Energy, Inc.	70	1,640
GDF Suez (France)	73	1,702
National Grid PLC (United Kingdom)	224	3,178
NiSource, Inc.	189	8,017
PG&E Corp.	498	26,514
Sempra Energy	96	10,691

		51,742

Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp.	75	6,187
Apache Corp.	620	38,855
BG Group PLC (United Kingdom)	473	6,330
Bonanza Creek Energy, Inc.*	26	624
California Resources Corp.*	136	749
Canadian Natural Resources Ltd. (Canada) (NYSE)	647	19,979
Canadian Natural Resources Ltd. (Canada) (TSX)	171	5,287
Cheniere Energy, Inc.*	8	563
Chevron Corp.	132	14,808

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Cimarex Energy Co.	189	$20,034
Cloud Peak Energy, Inc.*	155	1,423
CNOOC Ltd. (China)	5,000	6,761
Concho Resources, Inc.*	277	27,631
CONSOL Energy, Inc.	236	7,979
Continental Resources, Inc.*	131	5,025
Diamondback Energy, Inc.*	44	2,630
Eclipse Resources Corp.*	28	197
Energen Corp.	62	3,953
Eni SpA (Italy)	777	13,610
EOG Resources, Inc.	58	5,340
EQT Corp.	418	31,643
Exxon Mobil Corp.	327	30,231
Golar LNG Ltd. (Bermuda)	30	1,094
Gulfport Energy Corp.*	59	2,463
Hess Corp.	65	4,798
INPEX Corp. (Japan)	1,500	16,699
Kosmos Energy Ltd.*	194	1,628
Marathon Oil Corp.	446	12,617
Matador Resources Co.*	69	1,396
NuVista Energy Ltd. (Canada)*	130	829
Oasis Petroleum, Inc.*	57	943
Occidental Petroleum Corp.	193	15,558
PDC Energy, Inc.*	21	867
Petroleo Brasileiro SA (Brazil), ADR	235	1,716
Phillips 66	34	2,438
Pioneer Natural Resources Co.	306	45,548
Premier Oil PLC (United Kingdom)	246	636
Range Resources Corp.	191	10,209
Royal Dutch Shell PLC (Netherlands), ADR (NYSE)	438	30,467
Royal Dutch Shell PLC (Netherlands), ADR (XFRA)	147	9,842
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	305	10,538
Salamander Energy PLC (United Kingdom)*	492	498
Santos Ltd. (Australia)	436	2,912
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	320	4,817
SM Energy Co.	122	4,707
Spectra Energy Corp.	456	16,553
Suncor Energy, Inc. (Canada)	15	477
Total SA (France), ADR	10	512
Vermilion Energy, Inc. (Canada)	20	981
W&T Offshore, Inc.	279	2,048
Whiting Petroleum Corp.*	301	9,933
Woodside Petroleum Ltd. (Australia)	50	1,546
WPX Energy, Inc.*	180	2,093

		467,202

Paper & Forest Products — 0.2%
Clearwater Paper Corp.*	19	1,302
International Paper Co.	324	17,360
KapStone Paper and Packaging Corp.	54	1,583
Schweitzer-Mauduit International, Inc.	19	804
West Fraser Timber Co. Ltd. (Canada)	238	13,617

		34,666

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	77	$5,867
Natura Cosmeticos SA (Brazil)	115	1,378
Pola Orbis Holdings, Inc. (Japan)	100	3,997

		11,242

Pharmaceuticals — 3.6%
AbbVie, Inc.	388	25,391
Actavis PLC*	96	24,711
Allergan, Inc.	168	35,715
Aspen Pharmacare Holdings Ltd. (South Africa)*	538	18,769
Bayer AG (Germany)	90	12,268
Dr Reddy’s Laboratories Ltd. (India), ADR	126	6,357
Eisai Co. Ltd. (Japan)	100	3,867
Eli Lilly & Co.	75	5,174
Endo International PLC*	54	3,894
GlaxoSmithKline PLC (United Kingdom), ADR	310	13,249
Hospira, Inc.*	363	22,234
Johnson & Johnson	174	18,195
Laboratorios Farmaceuticos Rovi SA (Spain)	182	2,259
Mallinckrodt PLC*	18	1,783
Merck & Co., Inc.	1,310	74,395
Mylan, Inc.*	274	15,445
Novartis AG (Switzerland)	585	54,255
Otsuka Holdings Co. Ltd. (Japan)	200	5,996
Perrigo Co. PLC	6	1,003
Pfizer, Inc.	2,986	93,014
Rohto Pharmaceutical Co. Ltd. (Japan)	200	2,499
Shire PLC (Ireland), ADR	1	213
Takeda Pharmaceutical Co. Ltd. (Japan)	100	4,140
Teva Pharmaceutical Industries Ltd. (Israel), ADR	299	17,195
Valeant Pharmaceuticals International, Inc. (NYSE)*	99	14,168
Valeant Pharmaceuticals International, Inc. (TSX)*	44	6,299
Zoetis, Inc.	327	14,071

		496,559

Professional Services — 0.6%
Applus Services SA (Spain)*	36	397
Capita PLC (United Kingdom)	951	15,946
CBIZ, Inc.*	355	3,039
DKSH Holding AG (Switzerland)	35	2,665
Equifax, Inc.	197	15,931
Exova Group PLC (United Kingdom)*	1,115	2,781
Experian PLC (United Kingdom)	569	9,592
Hays PLC (United Kingdom)	1,473	3,314
IHS, Inc. (Class A Stock)*	45	5,125
ManpowerGroup, Inc.	51	3,477
Sai Global Ltd. (Australia)	392	1,277
SGS SA (Switzerland)	3	6,126
Temp Holdings Co. Ltd. (Japan)	100	3,138
Towers Watson & Co. (Class A Stock)	32	3,621
Veda Group Ltd. (Australia)	801	1,487
Verisk Analytics, Inc. (Class A Stock)*	66	4,227

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
YouGov PLC (United Kingdom)(g)	1,299	$2,541

		84,684

Real Estate Investment Trusts (REITs) — 4.1%
Acadia Realty Trust	111	3,555
Alexandria Real Estate Equities, Inc.	49	4,348
American Campus Communities, Inc.	78	3,226
American Capital Agency Corp.	120	2,620
American Capital Mortgage Investment Corp.	188	3,542
American Residential Properties, Inc.*	240	4,217
American Tower Corp.	384	37,958
Annaly Capital Management, Inc.	179	1,935
Apollo Commercial Real Estate Finance, Inc.	253	4,139
AvalonBay Communities, Inc.	96	15,685
Axia Real Estate SOCIMI SA (Spain)*	211	2,761
Boston Properties, Inc.	90	11,582
Brookfield Canada Office Properties (Canada)	160	3,713
Camden Property Trust	75	5,538
Canadian Real Estate Investment Trust (Canada)	45	1,774
CapitaMall Trust (Singapore)	1,330	2,042
CBL & Associates Properties, Inc.	96	1,864
Charter Hall Retail REIT (Australia)	946	3,164
Cherry Hill Mortgage Investment Corp.	213	3,938
Concentradora Fibra Danhos SA de CV (Mexico)	540	1,330
CPN Retail Growth Leasehold Property Fund (Thailand)(g)	5,000	2,447
Crown Castle International Corp.	418	32,897
CYS Investments, Inc.	487	4,247
DCT Industrial Trust, Inc.	117	4,172
Derwent London PLC (United Kingdom)	77	3,595
Digital Realty Trust, Inc.	149	9,879
Douglas Emmett, Inc.	360	10,224
EastGroup Properties, Inc.	31	1,963
Education Realty Trust, Inc.	142	5,196
Ellington Residential Mortgage REIT	250	4,067
Equity Residential	173	12,428
Essex Property Trust, Inc.	65	13,429
Excel Trust, Inc.	313	4,191
Federal Realty Investment Trust	82	10,944
First Potomac Realty Trust	333	4,116
Gecina SA (France)	69	8,614
General Growth Properties, Inc.	1,215	34,178
GLP J-REIT (Japan)	2	2,228
Great Portland Estates PLC (United Kingdom)	177	2,019
Hammerson PLC (United Kingdom)	267	2,500
Healthcare Realty Trust, Inc.	128	3,497
Highwoods Properties, Inc.	97	4,295
Host Hotels & Resorts, Inc.	206	4,897
Investors Real Estate Trust	511	4,175
Iron Mountain, Inc.	164	6,340
Kilroy Realty Corp.	117	8,081
Kimco Realty Corp.	370	9,302
Land Securities Group PLC (United Kingdom)	653	11,738

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Macerich Co. (The)	184	$15,347
Mapletree Industrial Trust (Singapore)	3,000	3,357
Nippon Accommodations Fund, Inc. (Japan)	1	3,954
Nippon Prologis REIT, Inc. (Japan)	1	2,171
Novion Property Group (Australia)	2,194	3,771
Pebblebrook Hotel Trust	70	3,194
Plum Creek Timber Co., Inc.	80	3,423
Post Properties, Inc.	16	940
ProLogis, Inc.	377	16,222
PS Business Parks, Inc.	33	2,625
Public Storage	69	12,755
Ramco-Gershenson Properties Trust	267	5,004
Regency Centers Corp.	176	11,225
RLJ Lodging Trust	207	6,941
Scentre Group (Australia)*	1,552	4,397
Shaftesbury PLC (United Kingdom)	436	5,276
Simon Property Group, Inc.	172	31,323
SL Green Realty Corp.	117	13,925
Stockland (Australia)	676	2,259
Taubman Centers, Inc.	51	3,897
Terreno Realty Corp.	84	1,733
Unibail-Rodamco SE (France)	25	6,413
Vornado Realty Trust	93	10,947
Weingarten Realty Investors	120	4,190
Weyerhaeuser Co.	1,484	53,261
ZAIS Financial Corp.	205	3,536

		576,676

Real Estate Management & Development — 0.8%
Alexander & Baldwin, Inc.	22	864
BR Malls Participacoes SA (Brazil)	2,579	15,940
Central Pattana PCL (Thailand)	800	1,106
China Overseas Land & Investment Ltd. (China)	4,000	11,833
China Vanke Co. Ltd. (China) (Class H Stock)*	1,600	3,549
Deutsche Euroshop AG (Germany)	32	1,398
Emaar Malls Group PJSC (United Arab Emirates)*	1,175	857
Hang Lung Properties Ltd. (Hong Kong)	5,000	13,949
Hongkong Land Holdings Ltd. (Hong Kong)	1,000	6,760
Hufvudstaden AB (Sweden) (Class A Stock)	136	1,765
Hysan Development Co. Ltd. (Hong Kong)	1,000	4,438
Iguatemi Empresa de Shopping Centers SA (Brazil)	50	463
Inmobiliaria Colonial SA (Spain)*	837	553
Jones Lang LaSalle, Inc.	34	5,098
Kerry Properties Ltd. (Hong Kong)	1,500	5,411
PSP Swiss Property AG (Switzerland)*	40	3,443
Soho China Ltd. (China)	5,000	3,526
Summarecon Agung Tbk PT (Indonesia)	13,300	1,632
Sun Hung Kai Properties Ltd. (Hong Kong)	1,000	15,150
Wharf Holdings Ltd. (The) (Hong Kong)	1,000	7,179
Yoma Strategic Holdings Ltd. (Singapore)*	3,000	1,490

		106,404

Road & Rail — 0.4%
Canadian Pacific Railway Ltd. (Canada)	40	7,708
Hertz Global Holdings, Inc.*	151	3,766
J.B. Hunt Transport Services, Inc.	50	4,213

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
Kansas City Southern	137	$16,718
Norfolk Southern Corp.	90	9,865
Old Dominion Freight Line, Inc.*	32	2,484
Union Pacific Corp.	122	14,534

		59,288

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc.*	856	2,286
Aixtron SE (Germany)*	185	2,080
Applied Materials, Inc.	600	14,952
ARM Holdings PLC (United Kingdom)	1,052	16,161
ASM Pacific Technology Ltd. (Hong Kong)	400	3,809
ASML Holding NV (Netherlands)	115	12,425
Cree, Inc.*	88	2,835
Cypress Semiconductor Corp.*	310	4,427
IQE PLC (United Kingdom)*	9,656	2,659
Microchip Technology, Inc.	130	5,864
Micron Technology, Inc.*	839	29,373
NXP Semiconductors NV (Netherlands)*	110	8,404
OmniVision Technologies, Inc.*	101	2,626
SK Hynix, Inc. (South Korea)*	141	6,026
Skyworks Solutions, Inc.	69	5,017
STR Holdings, Inc.*	1,791	2,454
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	9,000	39,649
Texas Instruments, Inc.	916	48,974
Xilinx, Inc.	188	8,139

		218,160

Software — 1.0%
Activision Blizzard, Inc.	194	3,909
Actuate Corp.*	529	3,491
ANSYS, Inc.*	46	3,772
Aspen Technology, Inc.*	23	805
Autodesk, Inc.*	45	2,703
Aveva Group PLC (United Kingdom)	86	1,761
CA, Inc.	378	11,510
Computer Modelling Group Ltd. (Canada)	129	1,326
Descartes Systems Group, Inc. (The) (Canada)*	95	1,411
Electronic Arts, Inc.*	85	3,996
Guidewire Software, Inc.*	68	3,443
Informatica Corp.*	87	3,318
Intuit, Inc.	2	184
Microsoft Corp.	761	35,348
NetSuite, Inc.*	43	4,694
Open Text Corp. (Canada)	49	2,852
Playtech PLC (United Kingdom)	344	3,671
PTC, Inc.*	106	3,885
Red Hat, Inc.*	139	9,610
salesforce.com, Inc.*	387	22,953
ServiceNow, Inc.*	133	9,024
Synopsys, Inc.*	88	3,825
Totvs SA (Brazil)	44	579
VMware, Inc. (Class A Stock)*	50	4,126
WANdisco PLC (United Kingdom)*	197	1,466
Workday, Inc. (Class A Stock)*	11	898

		144,560

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 1.8%
AutoZone, Inc.*	6	$3,715
Byggmax Group AB (Sweden)	192	1,287
CarMax, Inc.*	77	5,127
Dick’s Sporting Goods, Inc.	78	3,873
Dixons Carphone PLC (United Kingdom)	809	5,830
Dufry AG (Switzerland)*	68	10,164
Foot Locker, Inc.	73	4,101
Hikari Tsushin, Inc. (Japan)	100	6,082
Home Depot, Inc. (The)	388	40,728
L Brands, Inc.	250	21,637
Lowe’s Cos., Inc.	877	60,338
Mr. Price Group Ltd. (South Africa)	114	2,306
Murphy USA, Inc.*	13	895
O’Reilly Automotive, Inc.*	94	18,106
Ross Stores, Inc.	347	32,708
Tiffany & Co.	29	3,099
Tom Tailor Holding AG (Germany)*	92	1,330
Tractor Supply Co.	215	16,946
Trinity Ltd. (Hong Kong)	4,000	751
VT Holdings Co. Ltd. (Japan)	500	1,969
World Duty Free SpA (Italy)*	242	2,323
XXL ASA (Norway)*	182	1,789
Yellow Hat Ltd. (Japan)	100	2,045

		247,149

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	580	64,020
Catcher Technology Co. Ltd. (Taiwan)	1,000	7,722
NCR Corp.*	87	2,535
Quanta Computer, Inc. (Taiwan)	2,000	4,982
Samsung Electronics Co. Ltd. (South Korea)	13	15,629
SanDisk Corp.	24	2,352
Seagate Technology PLC	127	8,445
Stratasys Ltd.*	14	1,164
Toshiba TEC Corp. (Japan)	1,000	6,855
Western Digital Corp.	121	13,395

		127,099

Textiles, Apparel & Luxury Goods — 0.8%
Burberry Group PLC (United Kingdom)	376	9,540
Cie Financiere Richemont SA (Switzerland) (SGMX)	147	13,033
Cie Financiere Richemont SA (Switzerland) (XJSE)	656	5,930
Fossil Group, Inc.*	3	332
Hanesbrands, Inc.	124	13,841
Kate Spade & Co.*	165	5,282
Kering (France)	64	12,299
Michael Kors Holdings Ltd.*	30	2,253
Moncler SpA (Italy)	432	5,772
NIKE, Inc. (Class B Stock)	237	22,788
Pacific Textiles Holdings Ltd. (Hong Kong)	6,000	7,954
PVH Corp.	4	513
Ralph Lauren Corp.	2	370
Samsonite International SA	2,700	8,008
Ted Baker PLC (United Kingdom)	107	3,673
Tumi Holdings, Inc.*	126	2,990
VF Corp.	23	1,723

		116,301

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance
Waterstone Financial, Inc.	285	$3,748

Tobacco — 0.5%
Japan Tobacco, Inc. (Japan)	700	19,266
KT&G Corp. (South Korea)	84	5,832
Philip Morris International, Inc.	494	40,236

		65,334

Trading Companies & Distributors — 0.6%
Brenntag AG (Germany)	176	9,840
Fastenal Co.	75	3,567
Indutrade AB (Sweden)	20	796
ITOCHU Corp. (Japan)	1,100	11,743
Mitsubishi Corp. (Japan)	600	10,980
Mitsui & Co. Ltd. (Japan)	400	5,357
Rexel SA (France)	379	6,790
Sumitomo Corp. (Japan)	2,500	25,677
W.W. Grainger, Inc.	44	11,215

		85,965

Transportation Infrastructure — 0.1%
CCR SA (Brazil)	420	2,435
DP World Ltd. (United Arab Emirates)	666	13,986

		16,421

Water Utilities — 0.1%
American States Water Co.	114	4,293
California Water Service Group	165	4,061

		8,354

Wireless Telecommunication Services — 0.4%
Globe Telecom, Inc. (Philippines)	30	1,152
Sarana Menara Nusantara Tbk PT (Indonesia)*	18,500	6,199
SBA Communications Corp. (Class A Stock)*	39	4,320
SoftBank Corp. (Japan)	300	17,857
SoftBank Corp. (Japan), ADR	165	4,901
Tim Participacoes SA (Brazil), ADR	110	2,443
T-Mobile US, Inc.*	424	11,423
Vodafone Group PLC (United Kingdom), ADR	342	11,686

		59,981

TOTAL COMMON STOCKS (cost $10,101,541)		10,355,341

PREFERRED STOCKS — 0.4%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom)*(g)	74,700	116

Automobiles — 0.2%
Volkswagen AG (Germany) (PRFC)	102	22,670

Banks — 0.2%
Banco Bradesco SA (Brazil) (PRFC)	370	4,880
Itau Unibanco Holding SA (Brazil) (PRFC)	1,656	21,555

		26,435

Health Care Equipment & Supplies
Sartorius AG (Germany) (PRFC)	18	2,196

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining
Arcelormittal (Luxembourg), Series MTUS, CVT, 6.000%	87	$1,505
Bradespar SA (Brazil) (PRFC)	200	1,076
Vale SA (Brazil) (PRFC), ADR	501	3,637

		6,218

Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Brazil) (PRFC), ADR	425	3,222

TOTAL PREFERRED STOCKS (cost $71,852)		60,857

	Units
RIGHTS*
Banks
Banco Bilbao Vizcaya Argentaria SA (Spain), expiring 02/04/15 (cost $94)	10	91

	Shares
UNAFFILIATED MUTUAL FUNDS — 8.6%
T. Rowe Price Institutional Floating Rate Fund	35,361	354,670
T. Rowe Price Institutional High Yield Fund	43,599	395,439
T. Rowe Price International Funds — Emerging Markets Bond Fund	36,809	445,022

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $1,248,218)		1,195,131

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.1%
Non-Residential Mortgage-Backed Securities
Ford Credit Auto Lease Trust, Series 2014-B, Class A4
1.100%	11/15/17	5	5,009
GE Equipment Transportation LLC, Series 2014-1, Class A4
1.480%	08/23/22	5	4,995
John Deere Owner Trust, Series 2014-B, Class A3
1.070%	11/15/17	5	4,980

TOTAL ASSET-BACKED SECURITIES (cost $15,002)			14,984

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
Commercial Mortgage Trust, Series 2014-CR20, Class A1
1.324%	11/10/47	10	9,694
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through, Series K716(g)
2.413%	01/25/21	10	10,069
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class AS
4.243%(c)	04/15/47	10	10,663
Series 2014-C22, Class A1
1.451%	09/15/47	10	9,524

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class B
4.464%(c)	08/15/47	10	$10,497
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class AS
4.176%	05/15/47	10	10,651

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $60,218)			61,098

CORPORATE OBLIGATIONS — 2.4%
Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust, Equipment Trust
3.700%	10/01/26	5	5,025
Southwest Airlines Co., Sr. Unsec’d. Notes
5.750%	12/15/16	5	5,402

			10,427

Auto Components
Delphi Corp., Gtd. Notes
6.125%	05/15/21	5	5,450

Automobiles — 0.1%
General Motors Co., Sr. Unsec’d. Notes
4.000%	04/01/25	5	5,013
Nissan Motor Acceptance Corp. (Japan), Sr. Unsec’d. Notes, 144A
1.950%	09/12/17	5	5,032

			10,045

Banks — 0.4%
Bank of America Corp., Sr. Unsec’d. Notes, MTN
4.125%	01/22/24	10	10,502
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN
1.300%	07/14/17	5	4,979
Bank of Nova Scotia (The) (Canada), Sr. Unsec’d. Notes
1.300%	07/21/17	5	4,984
Citigroup, Inc., Sr. Unsec’d. Notes
1.850%	11/24/17	10	9,988
JPMorgan Chase & Co., Sub. Notes
3.375%	05/01/23	10	9,893
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	10	10,439

			50,785

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Beverages — 0.1%
Anheuser-Busch Inbev Worldwide, Inc. (Belgium), Gtd. Notes
2.875%	02/15/16	10	$10,228

Capital Markets — 0.1%
Morgan Stanley, Sr. Unsec’d. Notes
2.125%	04/25/18	10	10,006

Consumer Finance — 0.1%
American Express Credit Corp., Sr. Unsec’d. Notes
2.125%	07/27/18	10	10,089

Containers & Packaging
Packaging Corp. of America, Sr. Unsec’d. Notes
3.650%	09/15/24	5	4,922

Diversified Consumer Services
George Washington University (The), Unsec’d. Notes
4.300%	09/15/44	5	5,381

Diversified Financial Services — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes
1.625%	04/02/18	10	10,015
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN
7.500%	02/15/19	10	11,895

			21,910

Diversified Telecommunication Services — 0.2%
AT&T, Inc., Sr. Unsec’d. Notes
1.400%	12/01/17	10	9,900
Verizon Communications, Inc., Sr. Unsec’d. Notes
6.400%	09/15/33	10	12,318

			22,218

Electric Utilities
Southern Co. (The), Sr. Unsec’d. Notes
1.300%	08/15/17	5	4,979

Electrical Equipment
Keysight Technologies, Inc., Sr. Unsec’d. Notes, 144A
3.300%	10/30/19	5	4,968

Food & Staples Retailing
Walgreens Boots Alliance, Inc., Gtd. Notes
1.750%	11/17/17	5	5,012

Food Products
Tyson Foods, Inc., Gtd. Notes
4.500%	06/15/22	5	5,413

Health Care Providers & Services — 0.1%
Catholic Health Initiatives, Sec’d. Notes
2.950%	11/01/22	10	9,798

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Health Care Providers & Services (continued)
Humana, Inc., Sr. Unsec’d. Notes
2.625%	10/01/19	5	$5,000

			14,798

Household Durables
Whirlpool Corp., Sr. Unsec’d. Notes
1.650%	11/01/17	5	4,983

Independent Power & Renewable Electricity Producers
Exelon Generation Co. LLC, Sr. Unsec’d. Notes
5.200%	10/01/19	5	5,525

Insurance — 0.1%
American International Group, Inc., Sr. Unsec’d. Notes
2.300%	07/16/19	5	5,005
Liberty Mutual Group, Inc., Gtd. Notes, 144A
4.850%	08/01/44	5	5,082

			10,087

Media — 0.2%
NBCUniversal Media LLC, Gtd. Notes
5.150%	04/30/20	10	11,348
Thomson Reuters Corp., Sr. Unsec’d. Notes
0.875%	05/23/16	10	9,948

			21,296

Metals & Mining — 0.1%
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes
2.125%	03/15/18	10	9,884
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes
1.375%	06/17/16	10	10,044

			19,928

Multi-Utilities
Dominion Resources, Inc., Sr. Unsec’d. Notes
2.500%	12/01/19	5	5,015

Oil, Gas & Consumable Fuels — 0.3%
Boardwalk Pipelines LP, Gtd. Notes
4.950%	12/15/24	5	4,971
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes
5.875%	05/28/45	5	4,625
EQT Midstream Partners LP, Gtd. Notes
4.000%	08/01/24	5	4,951
Kinder Morgan, Inc., Sr. Unsec’d. Notes
2.000%	12/01/17	5	4,969

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc., Sr. Unsec’d. Notes
5.050%	11/15/44	5	$4,942
Pemex Project Funding Master Trust (Mexico), Gtd. Notes
6.625%	06/15/35	10	11,550
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes
3.600%	11/01/24	5	4,909
Transocean, Inc., Gtd. Notes
6.375%	12/15/21	5	4,612

			45,529

Pharmaceuticals — 0.1%
Express Scripts Holding Co., Gtd. Notes
3.125%	05/15/16	10	10,279

Real Estate Investment Trusts (REITs) — 0.1%
Forest City Enterprises, Inc., Sr. Unsec’d. Notes
4.250%	08/15/18	1	1,141
Kilroy Realty LP, Gtd. Notes
4.250%	08/15/29	5	5,000

			6,141

Real Estate Management & Development
Simon Property Group LP, Sr. Unsec’d. Notes
3.375%	10/01/24	5	5,086

Software — 0.1%
Oracle Corp., Sr. Unsec’d. Notes
2.250%	10/08/19	10	10,071

TOTAL CORPORATE OBLIGATIONS (cost $339,741)			340,571

FOREIGN GOVERNMENT BONDS — 0.3%
Petrobras Global Finance BV (Brazil), Gtd. Notes
5.625%	05/20/43	10	8,153
Province of British Columbia (Canada), Sr. Unsec’d. Notes
2.000%	10/23/22	10	9,782
Province of Quebec (Canada), Sr. Unsec’d. Notes
2.875%	10/16/24	10	10,092
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes
7.000%	06/05/20	10	11,627

TOTAL FOREIGN GOVERNMENT BONDS (cost $39,457)			39,654

U.S. TREASURY OBLIGATIONS — 12.6%
U.S. Treasury Bonds
3.125%	11/15/41-08/15/44	111	119,078
3.375%	05/15/44	5	5,629
3.500%	02/15/39	5	5,743

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
3.625%	08/15/43	50	$58,801
4.500%	02/15/36-05/15/38	42	55,999
5.375%	02/15/31	20	27,877
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/16-07/15/24	872	893,211
0.625%	07/15/21-01/15/24	122	125,206
1.375%	02/15/44	18	20,756
1.875%	07/15/19	31	37,001
2.000%	01/15/26	4	5,484
2.500%	07/15/16	27	33,093
3.375%	04/15/32	28	53,125
U.S. Treasury Notes
0.250%	03/31/15	5	5,002
0.875%	01/31/17	69	69,199
1.000%	09/30/16	55	55,404
1.250%	08/31/15	44	44,313
1.500%	05/31/19	60	59,850
2.125%	05/31/15	5	5,041
2.500%	08/15/23	26	26,835
2.750%	02/15/24	20	21,045
4.250%	08/15/15	25	25,626

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,748,705)			1,753,318

TOTAL LONG-TERM INVESTMENTS (cost $13,624,828)			13,821,045

		Shares
SHORT-TERM INVESTMENT — 6.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $853,571)(w)(Note 4)		853,571	853,571

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 105.0% (cost $14,478,399)			14,674,616

		Notional Amount (000)#
OPTIONS WRITTEN* — (0.1)%
Call Options
S&P 500 Index, expiring 02/25/15, Strike Price $2,080.00 (premiums received $18,985)		1	(15,700)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 104.9% (cost $14,459,414)			14,658,916
Liabilities in excess of other assets — (4.9)%			(680,569)

NET ASSETS — 100.0%			$13,978,347

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$7,853,426	$2,501,583	$332
Preferred Stocks	35,875	24,982	—
Rights	—	91	—
Unaffiliated Mutual Funds	1,195,131	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	14,984	—
Commercial Mortgage-Backed Securities	—	50,447	10,651
Corporate Obligations	—	335,546	5,025
Foreign Government Bonds	—	39,654	—
U.S. Treasury Obligations	—	1,753,318	—
Affiliated Money Market Mutual Fund	853,571	—	—
Options Written	(15,700)	—	—

Total	$9,922,303	$4,720,605	$16,008

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 were as follows (unaudited):

U.S. Treasury Obligations	12.6%
Unaffiliated Mutual Funds	8.6
Affiliated Money Market Mutual Fund	6.1
Banks	5.3
Real Estate Investment Trusts (REITs)	4.2
Pharmaceuticals	3.7
Oil, Gas & Consumable Fuels	3.6
Internet Software & Services	3.0
Capital Markets	2.9
Insurance	2.7
Metals & Mining	2.6
Health Care Providers & Services	2.6
Chemicals	2.4
Industrial Conglomerates	2.3
IT Services	2.3
Media	2.2
Hotels, Restaurants & Leisure	2.0
Biotechnology	2.0
Aerospace & Defense	2.0
Specialty Retail	1.8
Health Care Equipment & Supplies	1.6
Semiconductors & Semiconductor Equipment	1.6
Food & Staples Retailing	1.5
Internet & Catalog Retail	1.5
Food Products	1.4
Airlines	1.4
Machinery	1.2

Life Sciences Tools & Services	1.2%
Software	1.1
Electric Utilities	1.0
Technology Hardware, Storage & Peripherals	0.9
Beverages	0.9
Diversified Telecommunication Services	0.9
Textiles, Apparel & Luxury Goods	0.8
Real Estate Management & Development	0.8
Automobiles	0.8
Auto Components	0.7
Trading Companies & Distributors	0.6
Professional Services	0.6
Communications Equipment	0.6
Consumer Finance	0.5
Independent Power & Renewable Electricity Producers	0.5
Construction Materials	0.5
Commercial Services & Supplies	0.5
Multiline Retail	0.5
Tobacco	0.5
Diversified Financial Services	0.5
Electronic Equipment, Instruments & Components	0.4
Commercial Mortgage-Backed Securities	0.4
Wireless Telecommunication Services	0.4
Road & Rail	0.4
Multi-Utilities	0.4
Air Freight & Logistics	0.4
Energy Equipment & Services	0.4
Electrical Equipment	0.3
Household Products	0.3
Household Durables	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Foreign Government Bonds	0.3%
Containers & Packaging	0.2
Paper & Forest Products	0.2
Gas Utilities	0.2
Building Products	0.2
Leisure Products	0.1
Construction & Engineering	0.1
Transportation Infrastructure	0.1
Non-Residential Mortgage-Backed Securities	0.1
Personal Products	0.1

Water Utilities	0.1%
Distributors	0.1

105.0
Options Written	(0.1)
Liabilities in excess of other assets	(4.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$91	Written options outstanding, at value	$15,700

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Written Options	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$—	$—	$2,144	$2,144
Equity contracts	144	2,384	(21,406)	—	(18,878)

Total	$144	$2,384	$(21,406)	$2,144	$(16,734)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Written Options	Total
Equity contracts	$(3)	$3,285	$3,282

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended December 31, 2014, the Portfolio’s average notional amount for written options was $2,733.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments at value:
Unaffiliated investments (cost $13,624,828)	$13,821,045
Affiliated investments (cost $853,571)	853,571
Foreign currency, at value (cost $4,520)	4,532
Deposit with broker	4,177
Due from advisor	33,701
Receivable for investments sold	31,960
Dividends and interest receivable	21,306
Tax reclaim receivable	370
Prepaid expenses	469

Total Assets	14,771,131

LIABILITIES:
Payable for investments purchased	609,059
Accrued expenses and other liabilities	162,426
Written options outstanding, at value (premiums received $18,985)	15,700
Payable to custodian	4,143
Payable for fund share repurchased	870
Affiliated transfer agent fee payable	361
Distribution fee payable	225

Total Liabilities	792,784

NET ASSETS	$13,978,347

Net assets were comprised of:
Paid-in capital	$13,744,384
Retained earnings	233,963

Net assets, December 31, 2014	$13,978,347

Net asset value and redemption price per share, $13,978,347 / 1,343,487 outstanding shares of beneficial interest	$10.40

STATEMENT OF OPERATIONS

For the Period April 28, 2014* through December 31, 2014

INCOME
Unaffiliated dividend income (net of $3,385 foreign withholding tax)	$119,166
Interest income	11,788
Affiliated dividend income	455

131,409

EXPENSES
Advisory fees	52,935
Distribution fee	5,948
Custodian and accounting fees	263,000
Audit fee	24,000
Legal fees and expenses	11,000
Trustees’ fees	8,000
Shareholders’ reports	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	6,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	36,533

Total expenses	416,416
Less: advisory fee waivers and/or expense reimbursement	(357,039)

Net expenses	59,377

NET INVESTMENT INCOME	72,032

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(17,579)
Futures transactions	2,384
Options written transactions	(21,406)
Foreign currency transactions	(910)

(37,511)

Net change in unrealized appreciation (depreciation) on:
Investments	196,217
Options written	3,285
Foreign currencies	(60)

199,442

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	161,931

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$233,963

STATEMENT OF CHANGES IN NET ASSETS

April 28, 2014* through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$72,032
Net realized loss on investment and foreign currency transactions	(37,511)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	199,442

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	233,963

FUND SHARE TRANSACTIONS:
Fund share sold [1,459,820 shares]	14,948,484
Fund share repurchased [116,333 shares]	(1,204,100)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	13,744,384

TOTAL INCREASE IN NET ASSETS	13,978,347
NET ASSETS:
Beginning of period	—

End of period	$13,978,347

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A71

Glossary:

SCHEDULE OF INVESTMENTS	December 31, 2014

The following abbreviations are used in the preceding Portfolios descriptions:

Currency:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Columbian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Exchange:

FTSE	Financial Times Stock Exchange
NYSE	New York Stock Exchange
OTC	Over-The-Counter
SGMX	Sigma X MTF
TSX	Toronto Stock Exchange
XFRA	Boerse Frankfurt- Regulierter Market
XJSE	Johannesburg Stock Exchange
XLON	London Stock Exchange

Index:

CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
iBoxx	Bond Market Indices
STOXX	Stock Index of the Eurozone
UKRPI	United Kingdom Retail Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
ADS	American Depositary Security
BBSW	Australian Bank Bill Swap Reference Rate
Bobl	Bundesobligationen-German Federal Obligations
CDOR	Canadian Dealer Offered Rate
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
ETF	Exchange Traded Fund
Euribor	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
KWCDC	Korean Won Certificate of Deposit
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NIBOR	Norwegian Interbank Offered Rate
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
SDR	Sweden Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security
WIBOR	Warsaw Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS.

A72

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2014 consisted of 90 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 10 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST BlackRock Multi-Asset Income Portfolio (“BlackRock Multi-Asset Income”): Maximize current income with consideration for capital appreciation.

AST FQ Absolute Return Currency Portfolio (“FQ Absolute Return Currency”): Absolute returns not highly correlated with any traditional asset class.

AST Franklin Templeton K2 Global Absolute Return Portfolio (“Franklin Templeton K2 Global Absolute Return”): Capital appreciation with reduced market correlation.

AST Goldman Sachs Global Growth Allocation Portfolio (“Goldman Sachs Global Growth Allocation”): Total return made up of capital appreciation and income.

AST Goldman Sachs Strategic Income Portfolio (“Goldman Sachs Strategic Income”): Total return.

AST Jennison Global Infrastructure Portfolio (“Jennison Global Infrastructure”): Total return.

AST Managed Equity Portfolio (“Managed Equity”): Capital appreciation.

AST Managed Fixed-Income Portfolio (“Managed Fixed-Income”): Total return.

AST Prudential Flexible Multi-Strategy Portfolio (“Prudential Flexible Multi-Strategy”): Capital appreciation.

AST T. Rowe Price Diversified Real Growth Portfolio (“T. Rowe Price Diversified Real Growth”): Long-term capital appreciation and secondarily, income.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”) for Jennison Global Infrastructure, Managed Equity and Managed Fixed Income. PI is the sole Investment Manager for BlackRock Multi-Asset, FQ Absolute Return Currency, Franklin Templeton K2 Global Absolute Return, Goldman Sachs Global Growth Allocation, Goldman Sachs Strategic Income, Prudential Flexible Multi-Strategy and T. Rowe Price Diversified Real Growth. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

B1

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as

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commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable

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change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of a swap contract. Payments received or paid by the Portfolio are recorded as realized gains

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or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

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Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2014, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio hold such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined

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price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

REITs:    Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders. The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions to shareholders are recorded on the ex-dividend date.

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Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2014, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

BlackRock Investment Management, LLC for BlackRock Multi-Asset Income;

First Quadrant, L.P. for FQ Absolute Return Currency;

Franklin Advisers, Inc. for a portion of Franklin Templeton K2 Global Absolute Return;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Global Growth Allocation and Goldman Sachs Strategic Income;

Jennison Associates LLC for Jennison Global Infrastructure and a portion of Prudential Flexible Multi-Strategy;

K2/D&S Management Co., LLC for a portion of Franklin Templeton K2 Global Absolute Return;

Prudential Investment Management, Inc. (“PIM”) for a portion of Prudential Flexible Multi-Strategy;

Quantitative Management Associates LLC (“QMA”) for Managed Equity and Managed Fixed-Income and a portion of Prudential Flexible Multi-Strategy;

Templeton Global Advisors Ltd. for a portion of Franklin Templeton K2 Global Absolute Return;

T. Rowe Price Associates, Inc. for T. Rowe Price Diversified Real Growth.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that the advisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees at December 31, 2014	Effective Advisory Fees
BlackRock Multi-Asset Income	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	—	#
FQ Absolute Return Currency	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	—	#
Franklin Templeton K2 Global Absolute Return	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	—	#

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	Advisory Fees at December 31, 2014	Effective Advisory Fees
Goldman Sachs Global Growth Allocation	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	—	#
Goldman Sachs Strategic Income	0.87% first $300 million; 0.86% on next $200 million; 0.85% on next $250 million; 0.84% on next $2.5 billion; 0.83% on next $2.75 billion; 0.80% on next $4 billion; 0.78% in excess of $10 billion	0.86%
Jennison Global Infrastructure	0.99% first $300 million; 0.98% on next $200 million; 0.97% on next $250 million; 0.96% on next $2.5 billion; 0.95% on next $2.75 billion; 0.92% on next $4 billion; 0.90% in excess of $10 billion	—	#
Managed Equity	0.15%	—	#
Managed Fixed-Income	0.15%	—	#
Prudential Flexible Multi-Strategy	1.14% first $300 million; 1.13% on next $200 million; 1.12% on next $250 million; 1.11% on next $2.5 billion; 1.10% on next $2.75 billion; 1.07% on next $4 billion; 1.05% in excess of $10 billion	—	#
T. Rowe Price Diversified Real Growth	0.89% first $300 million; 0.88% on next $200 million; 0.87% on next $250 million; 0.86% on next $2.5 billion; 0.85% on next $2.75 billion; 0.82% on next $4 billion; 0.80% in excess of $10 billion	—	#

Fee Waivers and/or Expense Limitations
BlackRock Multi-Asset Income	1.13%*
FQ Absolute Return Currency	contractually limit expenses to 1.22% through June 30, 2015
Franklin Templeton K2 Global Absolute Return	1.17%*
Goldman Sachs Global Growth Allocation	1.19%*
Jennison Global Infrastructure	contractually limit expenses to 1.26% through June 30, 2015
Managed Equity	contractually limit expenses to 1.25% through June 30, 2015**
Managed Fixed-Income	voluntarily limit expenses to 1.25% through June 30, 2015**
Prudential Flexible Multi-Strategy	1.48%***
T. Rowe Price Diversified Real Growth	1.05%*

*	The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadvisor due to the Portfolio’s investment in any fund managed or subadvised by the subadvisor. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation. This arrangement is contractual through June 30, 2015.

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**	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust.
***	The Investment Manager and PAD have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation. This arrangement is contractual through June 30, 2015.
#	The advisory fee amount waived exceeds the advisory fee for the current period due to expense limitations described above.

AST Investment Services, Inc., PI, PIM, PAD and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust, has entered into an agreement with PAD, an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Managed Equity and Managed Fixed Income. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the period ended December 31, 2014, were as follows:

	Cost of Purchases	Proceeds from Sales
BlackRock Multi-Asset Income	$14,443,677	$3,939,448
Franklin Templeton K2 Global Absolute Return	5,403,997	1,049,970
Goldman Sachs Global Growth Allocation	6,761,474	1,377,475
Goldman Sachs Strategic Income	1,218,258,774	636,890,084
Jennison Global Infrastructure	8,183,187	2,185,408
Managed Equity	3,009,619	119,760
Managed Fixed-Income	7,179,764	1,551,421
Prudential Flexible Multi-Strategy	9,567,605	1,335,889
T. Rowe Price Diversified Real Growth	13,113,590	1,218,821

B10

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the period ended Decembr 31, 2014 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Goldman Sachs Global Growth Allocation
AST Goldman Sachs Strategic Income	$—	$927,548	$162,353	$—	$750,468

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Managed Equity
ClearBridge Dividend Growth	$—	$143,450	$4,000	$—	$145,971
Global Real Estate	—	59,322	2,200	—	58,488
Goldman Sachs Mid-Cap Growth	—	198,390	7,250	—	201,887
International Growth	—	538,099	20,750	—	510,794
International Value	—	538,699	20,600	—	498,878
Jennison Global Infrastructure	—	29,561	1,250	—	27,821
Large-Cap Value	—	276,565	7,250	—	281,795
MFS Global Equity	—	148,156	3,000	—	147,577
Neuberger Berman / LSV Mid-Cap Value	—	180,613	5,500	—	184,544
Parametric Emerging Markets Equity	—	325,775	4,350	—	296,011
QMA US Equity Alpha	—	230,786	6,500	—	234,219
Small-Cap Growth	—	32,207	14,550	—	19,073
Small-Cap Value	—	32,207	14,550	—	18,649
T. Rowe Price Large-Cap Growth	—	275,789	8,010	—	279,667

	$—	$3,009,619	$119,760	$—	$2,905,374

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Managed Fixed-Income
Goldman Sachs Strategic Income	$—	$838,806	$150,000	$—	$674,186
High Yield	—	654,471	158,900	—	492,232
Lord Abbett Core Fixed-Income	—	1,028,693	1,000	—	1,033,272
PIMCO Limited Maturity Bond	—	270,084	66,610	—	202,079
PIMCO Total Return Bond	—	768,194	771,195	—	—
Prudential Core Bond	—	2,456,169	72,500	—	2,407,349
Templeton Global Bond	—	555,672	101,200	—	446,079
Western Asset Emerging Markets Debt	—	602,059	224,400	—	351,047

	$—	$7,174,148	$1,545,805	$—	$5,606,244

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Prudential Flexible Multi-Strategy
Global Real Estate	$—	$400,000	$—	$—	$432,819
High Yield	—	425,000	—	—	422,491
Prudential Core Bond	—	375,000	150,000	—	233,812
QMA Emerging Markets Equity	—	750,000	—	—	694,065
QMA US Equity Alpha	—	4,670,000	—	—	5,005,552

	$—	$6,620,000	$150,000	$—	$6,788,739

B11

Written options transactions, during the period ended December 31, 2014, were as follows:

	T. Rowe Price Diversified Real Growth
	Number of Contracts/ Notional Amount	Premium
Balance at beginning of period	—	$—
Written options	3,000	100,899
Expired options	(2,500)	(81,914)
Closed options	—	—

Balance at end of period	500	$18,985

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

	Average Balance Outstanding During the Period	Average Interest Rate	Number of Days Balance Outstanding During the Period	Maximum Advance Outstanding During the Period	Outstanding Balance at December 31, 2014
BlackRock Multi-Asset Income	$915,500	1.40%	4	$1,223,000	—
Goldman Sachs Strategic Income	2,649,000	1.41%	1	2,649,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2014, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

B12

Financial Highlights

	AST BlackRock Multi-Asset Income Portfolio
	April 28, 2014(c) through December 31, 2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.29
Net realized and unrealized loss on investments	(.28)

Total from investment operations	.01

Net Asset Value, end of period	$10.01

Total Return(a)	.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.75	%(e)
Expenses Before Waivers and/or Expense Reimbursement	3.36	%(e)
Net investment income	4.19	%(e)
Portfolio turnover rate	55	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST FQ Absolute Return Currency Portfolio
	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Loss From Investment Operations:
Net investment loss	(.04)
Net realized and unrealized loss on investments	(.21)

Total from investment operations	(.25)

Net Asset Value, end of period	$9.75

Total Return(a)	(2.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22	%(d)
Expenses Before Waivers and/or Expense Reimbursement	3.76	%(d)
Net investment loss.	(.62	)%(d)
Portfolio turnover rate	0	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Franklin Templeton K2 Global Absolute Return Portfolio
	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.09
Net realized and unrealized loss on investments	(.36)

Total from investment operations	(.27)

Net Asset Value, end of period	$9.73

Total Return(a)	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08	%(d)
Expenses Before Waivers and/or Expense Reimbursement	4.17	%(d)
Net investment income	1.63	%(d)
Portfolio turnover rate	29	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Goldman Sachs Global Growth Allocation Portfolio
	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.09
Net realized and unrealized gain on investments	.20

Total from investment operations	.29

Net Asset Value, end of period	$10.29

Total Return(a)	2.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.81	%(d)
Expenses Before Waivers and/or Expense Reimbursement	3.84	%(d)
Net investment income	1.55	%(d)
Portfolio turnover rate	31	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Strategic Income Portfolio
	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.08
Net realized and unrealized gain (loss) on investments	(.31)

Total from investment operations	(.23)

Net Asset Value, end of period	$9.77

Total Return(a)	(2.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$762.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.00	%(d)
Net investment income	1.22	%(d)
Portfolio turnover rate	177	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Jennison Global Infrastructure Portfolio
	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.07
Net realized and unrealized gain (loss) on investments	.38

Total from investment operations	.45

Net Asset Value, end of period	$10.45

Total Return(a)	4.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.26	%(d)
Expenses Before Waivers and/or Expense Reimbursement	3.81	%(d)
Net investment income	1.15	%(d)
Portfolio turnover rate	39	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Managed Equity Portfolio
	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	—	(d)
Net realized and unrealized gain (loss) on investments	.33

Total from investment operations	.33

Net Asset Value, end of period	$10.33

Total Return(a)	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.14	%(e)
Expenses Before Waivers and/or Expense Reimbursement	10.76	%(e)
Net investment income (loss)	(.14	)%(e)
Portfolio turnover rate	10	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

	AST Managed Fixed-Income Portfolio
	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)
Net realized and unrealized gain (loss) on investments	.08

Total from investment operations	.07

Net Asset Value, end of period	$10.07

Total Return(a)	.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.44	%(d)
Expenses Before Waivers and/or Expense Reimbursement	5.60	%(d)
Net investment income (loss)	(.44	)%(d)
Portfolio turnover rate	60	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Prudential Flexible Multi-Strategy Portfolio
	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)
Net realized and unrealized gain (loss) on investments	.60

Total from investment operations	.59

Net Asset Value, end of period	$10.59

Total Return(a)	5.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.50	%(d)
Expenses Before Waivers and/or Expense Reimbursement	3.87	%(d)
Net investment income (loss)	(.10	)%(d)
Portfolio turnover rate	23	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST T. Rowe Price Diversified Real Growth Portfolio
	April 28, 2014(c) through December 31, 2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investments	.31

Total from investment operations	.40

Net Asset Value, end of period	$10.40

Total Return(a)	4.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$14.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	7.00	%(e)
Net investment income	1.21	%(e)
Portfolio turnover rate	20	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of the AST BlackRock Multi-Asset Income Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Jennison Global Infrastructure Portfolio, AST Managed Equity Portfolio, AST Managed Fixed-Income Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, and AST T. Rowe Diversified Real Growth Allocation Portfolio (hereafter referred to as the “Portfolio”), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2014, and the related statements of operations, statements of changes in net assets and financial highlights for the period April 28, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2015

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 47) Trustee Since 2011 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Sherry S. Barrat* (Age: 65) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 55) Trustee Since 2014 Number of Portfolios in Fund Complex† Overseen by Trustee: 92	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 64) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (Age: 76) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (Age: 68) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
W. Scott McDonald, Jr., PhD* (Age: 77) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas T. Mooney* (Age: 73) Trustee Since 2003 Independent Chair Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien* (Age: 64) Trustee Since 2003 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustees
Robert F. O’Donnell* (Age: 46) Trustee & President Since 2012 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None
Timothy S. Cronin* (Age: 49) Trustee & Vice President Since 2009 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None
Bruce W. Ferris* (Age: 59) Trustee Since 2013 Number of Portfolios in Fund Complex† Overseen by Trustee: 111	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None

* The address of each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (59) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (39) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (40) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (56) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

E2

Trust Officers[1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Jonathan D. Shain* (56) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (40) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).
Kathleen DeNicholas* (40) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (50) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (47) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (53) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (58) Assistant Treasurer Since 2006	Vice President and Corporate Counsel — Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (52) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (46) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

1 Excludes Messrs. O’Donnell and Cronin, interested Trustees who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears under “Interested Trustees,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

©2015 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0270083-00001-00    AST-AR-G

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2014 and December 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $3,585,700 and $2,569,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.
Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.
Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.
Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.
Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.
Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Robert F. O’Donnell
Robert F. O’Donnell
President and Principal Executive Officer

Date:	February 17, 2015

By:	/s/M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 17, 2015